UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

---------------------------------------------------------

(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805

-------------------------------------------------------------

(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805

------------------------------------------------------------------------------------------

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

--------------

Date of fiscal year end: 8/31

------

Date of reporting period: 8/31/16

-------

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared twenty annual reports to shareholders for the year ended August 31, 2016 for series of John Hancock Funds II with August 31 fiscal year end. The first report applies to the Floating Rate Income Fund, the second report applies to the Strategic Income Opportunities Fund, the third report applies to the Natural Resources Fund, the fourth report applies to the Alternative Asset Allocation Fund, the fifth report applies to the Emerging Markets Fund, the sixth applies to the Emerging Markets Debt Fund, the seventh report applies to the U.S. Equity Fund, the eighth report applies to the International Small Company Fund, the ninth report applies to the Small Cap Value Fund, the tenth report applies to the Redwood Fund, the eleventh report applies to Blue Chip Growth Fund, the twelfth applies to Equity Income Fund, the thirteenth applies to Income Allocation Fund, the fourteenth applies to Global Equity Fund, the fifteenth applies to New Opportunities Fund (formerly Small Cap Opportunities Fund), the sixteenth applies to Spectrum Income Fund, the seventeenth apples to 11 Retirement Living Portfolios, the eighteenth report applies to 11 Retirement Choices Portfolios, the nineteenth report applies to the 11 Retirement Living Through II Portfolios and the twentieth report applies to 36 of the Registrant’s Funds.

John Hancock

Floating Rate Income Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for fixed-income investors. Corporate bonds, especially higher-yielding segments like emerging markets, sold off through February before mounting a comeback in the second half of the period. Risk assets across the board generally followed suit. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. This uncertainty drove the yield on 10-year U.S. Treasuries to an all-time low of 1.37% in July. In such an environment, our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. The U.S. Federal Reserve has continued to take a cautious and gradual approach to raising rates, and that too should help support the markets here at home.

Looking ahead, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Floating Rate Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
23	Financial statements
26	Financial highlights
33	Notes to financial statements
43	Auditor's report
44	Tax information
45	Continuation of investment advisory and subadvisory agreements
51	Trustees and Officers
55	More information

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

The S&P/LSTA Performing Loan Index is a subset of the S&P/LSTA Leveraged Loan Index tracking returns in the leveraged loan market and capturing a broad cross-section of the U.S. leveraged loan market, including dollar-denominated, U.S.-syndicated loans to overseas issuers, and excluding those in default.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bank loans advanced

The U.S. bank loan market experienced considerable volatility, but posted positive returns overall thanks to a rebound over the last six months.

The fund underperformed

The fund delivered a positive return, but trailed its benchmark, the S&P/LSTA Performing Loan Index.

Sector allocation detracted

An overweight position in the energy sector and an underweight position in the information technology sector detracted the most from performance.

PORTFOLIO COMPOSITION AS OF 8/31/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A fund that focuses on a particular sector may fluctuate more than a fund that invests in a wider variety of sectors. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, extended settlement risk, and the risks of being a lender. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund's share price and income level. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Timothy J. Settel, Western Asset Management Company

Timothy J. Settel
Portfolio Manager
Western Asset Management Company

Let's start with a market review. How did the bank loan market perform over the 12 months ended August 31, 2016?

Bank loans advanced for the reporting period as the S&P/ LSTA Performing Loan Index returned 4.24%. Despite the positive return, the bank loan market trailed the Bloomberg Barclays U.S. Aggregate Bond Index (a broad bond market measure), which returned 5.97%, and the S&P 500 Index (a broad stock market measure), which returned 12.55%.

The past year was a volatile period for the bank loan market. Bank loans fell early in the period amid slowing global economic growth, falling commodity prices, and declining investor demand for bank loans. The bank loan market recovered sharply over the second half of the period as increased economic stimulus from many of the world's central banks, rebounding commodity prices, and investor demand for yield provided the backdrop for a strong recovery in risk assets.

From a supply-and-demand perspective, demand for bank loans was tepid overall but showed signs of improvement late in the reporting period. In particular, bank loan mutual funds experienced net inflows in four of the last six months of the period after nine consecutive months of net outflows. On the supply side, new issuance of bank loans through the first eight months of 2016 was slightly behind the pace of new loan issuance for the same period in 2015. Furthermore, approximately two-thirds of new bank loans were used to refinance existing loans, leaving little in the way of net new supply.

Were there any developments related to bank loan credit quality?

According to J.P. Morgan, the default rate in the bank loan market over the 12-month period was 2.1%, up from the prior 12 months but still below the long-term historical average. Rising defaults in the energy and materials sectors were responsible for the overall increase, but stronger commodity prices over the last six months helped stabilize these segments of the market.

Performance by credit quality was mixed but generally similar. Higher-quality loans outperformed by a wide margin during the first half of the period as economic concerns took center stage, but lower-rated loans led the market's rebound over the last 6 months. For the full 12-month period, lower-quality loans produced slightly higher overall returns than higher-rated loans.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       4

Turning to the portfolio, what contributed to the fund's underperformance of its benchmark index for the 12 months?

The fund's overweight position in the energy sector was a contributing factor, as the energy sector generally underperformed for the reporting period. Noteworthy detractors among the fund's energy holdings included offshore drilling companies Paragon Offshore Finance Company and Pacific Drilling SA, as well as energy producer Magnum Hunter Resources Corp.

The fund's holdings in the materials sector also detracted from performance, led by steel manufacturer Essar Steel Algoma, Inc. and paper producer NewPage Corp. Lower steel prices put downward pressure on Essar. NewPage, which was acquired by Verso Corp. in early 2015, declined after Verso filed for bankruptcy and restructured its debt in 2016.

Shifting gears, what factors aided fund performance over the past year?

The fund's credit quality positioning was a modestly positive contributor to overall performance. The lion's share of the fund's holdings consisted of loans rated B, which represents the middle credit quality tier in the bank loan market. But the fund held an overweight position in loans rated CCC, the lowest credit quality level, and an underweight position in higher-rated BB loans. This positioning proved beneficial as CCC-rated loans outperformed higher-quality loans for the period.

An allocation to high-yield corporate bonds (generally those rated BB or below) added value as high-yield securities outperformed the bank loan market for the 12-month period. We trimmed the fund's exposure to high-yield bonds late in the reporting period as part of a broad reduction in the portfolio's risk level.

From a sector perspective, overweight positions in consumer staples and utilities contributed positively to performance. Leading contributors included for-profit education provider Laureate Education, Inc. and cable television provider CSC Holdings LLC. Laureate, the world's largest for-profit college operator, benefited from strong student growth outside the United States, especially in Latin America. CSC Holdings was acquired by Netherlands-based telecommunication services provider Altice.

COUNTRY COMPOSITION AS OF 8/31/16 (%)

United States	86.5
Canada	3.4
Netherlands	3.2
Luxembourg	3.1
France	1.1
Australia	1.0
Other countries	1.7
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       5

Although the energy sector detracted from overall fund performance, several of the top individual performance contributors came from the energy sector, including energy producer Oasis Petroleum, Inc., Canadian oil and gas company Teine Energy, Ltd., and energy storage and transportation firm Crestwood Midstream Partners LP.

How was the fund positioned at the end of the reporting period?

Over the last few months, we took steps to reduce risk within the portfolio by lowering the fund's high-yield bond exposure and selling some of its positions in the energy sector. These changes resulted in a higher overall level of credit quality for the fund, although it remained overweight in lower-rated credits relative to its benchmark index.

As we look ahead, we expect near-term global economic growth to be positive but subdued. Global central banks are likely to remain accommodative for the foreseeable future, which should provide a tailwind to credit-related assets such as bank loans and high-yield corporate bonds as investors seek out higher-yielding investments. Credit quality remains supportive despite pockets of weakness within the energy and metals and mining industries. Defaults within the bank loan market should remain relatively low as most companies have revamped their capital structures and have few debt maturities over the next two years.

The pace of new issuance in the bank loan market is starting to pick up, providing us with a source of potential outperformance by investing in solid entities at attractive valuations. It's also worth noting that the three-month London Interbank Offered Rate, or LIBOR, ended the reporting period at its highest level since 2009. Most of the floating interest rates on bank loans are pegged to LIBOR, but

SECTOR COMPOSITION AS OF 8/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       6

typically with a floor—a minimum level for the loan's interest rate, regardless of how low LIBOR gets. The recent increase in LIBOR has put it above the floor for many bank loans, which should lead to higher bank loan interest-rate resets going forward. This could be a key development in attracting new capital to the bank loan asset class.

MANAGED BY

Timothy J. Settel On the fund since inception Investing since 1993
Michael C. Buchanan, CFA On the fund since inception Investing since 1990
S. Kenneth Leech On the fund since 2014 Investing since 1977

QUALITY COMPOSITION AS OF 8/31/16 (%)

The views expressed in this report are exclusively those of Timothy J. Settel, Western Asset Management Company, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 8-31-16	as of 8-31-16
Class A	-0.18	3.40	3.58	18.20	35.67	4.32	4.29
Class B	-3.09	2.86	3.14	15.12	30.69	3.73	3.70
Class C	0.82	3.23	3.18	17.22	31.22	3.73	3.70
Class I3	2.82	4.30	4.27	23.45	43.68	4.74	4.72
Class R6[3,4]	2.82	4.34	4.30	23.69	44.07	4.86	4.59
Class 1[3]	2.76	4.36	4.32	23.77	44.34	4.81	4.78
Class NAV[3]	2.82	4.41	4.38	24.09	45.02	4.86	4.83
Index†	4.24	5.45	4.98	30.37	52.34	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 3.0% to 2.5%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6	Class 1	Class NAV
Gross (%)	1.13	1.83	1.83	0.82	0.72	0.76	0.71
Net (%)	1.13	1.83	1.83	0.82	0.71	0.76	0.71

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P/LSTA Performing Loan Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Floating Rate Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P/ LSTA Performing Loan Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B5	1-2-08	13,069	13,069	15,234
Class C5	1-2-08	13,122	13,122	15,234
Class I3	1-2-08	14,368	14,368	15,234
Class R6[3,4]	1-2-08	14,407	14,407	15,234
Class 1[3]	1-2-08	14,434	14,434	15,234
Class NAV[3]	1-2-08	14,502	14,502	15,234

The values shown in the chart for "Class A shares with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 3.0% to 2.5%, which became effective on 2-3-14.

S&P/LSTA Performing Loan Index is a subset of the S&P/LSTA Leveraged Loan Index tracking returns in the leveraged loan market and capturing a broad cross-section of the U.S. leveraged loan market, including dollar-denominated, U.S.-syndicated loans to overseas issuers and excluding those in default.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yields reflect what the yields would have been without the effect of reimbursements and waivers.
2	From 1-2-08.
3	For certain types of investors, as described in the fund's prospectuses.
4	Class R6 shares were first offered on 9-1-11. The returns prior to this date are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class R6 shares.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Beginning Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,103.60	$6.08	1.15%
Class B	1,000.00	1,099.70	9.82	1.86%
Class C	1,000.00	1,099.40	9.82	1.86%
Class I	1,000.00	1,105.30	4.50	0.85%
Class R6	1,000.00	1,106.00	3.81	0.72%
Class 1	1,000.00	1,105.80	4.08	0.77%
Class NAV	1,000.00	1,106.00	3.81	0.72%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.40	$5.84	1.15%
Class B	1,000.00	1,015.80	9.42	1.86%
Class C	1,000.00	1,015.80	9.42	1.86%
Class I	1,000.00	1,020.90	4.32	0.85%
Class R6	1,000.00	1,021.50	3.66	0.72%
Class 1	1,000.00	1,021.30	3.91	0.77%
Class NAV	1,000.00	1,021.50	3.66	0.72%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       11

Fund's investments

As of 8-31-16
	Rate (%)		Maturity date	Par value^	Value
Term loans (M) 85.6%					$1,732,367,720
(Cost $1,872,739,273)
Consumer discretionary 26.4%					533,840,590
Auto components 0.5%
CS Intermediate Holdco 2 LLC	4.000		04-04-21	9,980,095	10,015,025
Automobiles 0.1%
FCA US LLC	3.250		12-31-18	59,245	59,289
FCA US LLC	3.500		05-24-17	3,083,242	3,087,096
Diversified consumer services 2.5%
Laureate Education, Inc.	8.157		03-17-21	19,526,320	19,398,227
Monitronics International, Inc.	4.250		03-23-18	5,955,400	5,921,930
Monitronics International, Inc.	4.500		04-11-22	9,335,889	9,032,472
The ServiceMaster Company LLC	4.250		07-01-21	15,980,537	16,076,420
Hotels, restaurants and leisure 8.3%
Affinity Gaming LLC	5.000		07-01-23	1,590,000	1,589,332
Aristocrat International Pty, Ltd.	3.500		10-20-21	8,316,003	8,333,300
Boyd Gaming Corp. (T)		TBD	08-16-23	5,830,000	5,851,863
Boyd Gaming Corp.	4.000		08-14-20	2,259,071	2,263,906
Caesars Entertainment Resort Properties LLC	7.000		10-11-20	9,605,775	9,386,667
Caesars Growth Properties Holdings LLC	6.250		05-08-21	2,970,885	2,855,763
CCM Merger, Inc.	4.500		08-08-21	7,625,017	7,663,142
CityCenter Holdings LLC	4.250		10-16-20	9,502,513	9,552,021
Equinox Holdings, Inc.	5.000		01-31-20	9,701,433	9,737,813
Equinox Holdings, Inc.	9.750		07-31-20	8,520,000	8,498,700
Fitness & Sports Clubs LLC	5.500		07-01-20	11,249,748	11,210,374
Four Seasons Holdings, Inc.	5.250		06-27-20	7,438,219	7,449,376
Hilton Worldwide Finance LLC	3.096		10-26-23	11,512,011	11,563,815
Hilton Worldwide Finance LLC	3.500		10-26-20	1,123,303	1,126,347
La Quinta Intermediate Holdings LLC	3.750		04-14-21	11,822,802	11,679,982
Landry's, Inc.	4.000		04-24-18	11,102,997	11,108,548
Mohegan Tribal Gaming Authority	5.500		06-15-18	10,320,954	10,302,892
New Red Finance, Inc.	3.750		12-10-21	13,306,120	13,356,018
QCE LLC, PIK	10.000		07-01-19	7,719,850	514,682
Scientific Games International, Inc.	6.000		10-01-21	2,371,299	2,369,662
Station Casinos LLC	3.750		06-08-23	12,170,000	12,177,667
World Endurance Holdings	5.250		06-26-21	9,188,575	9,131,147
Household durables 0.2%
Libbey Glass, Inc.	3.750		04-09-21	3,878,212	3,875,807
Media 6.4%
Acosta, Inc.	4.250		09-26-21	11,512,939	11,191,498
Charter Communications Operating LLC	3.250		08-24-21	4,491,250	4,504,364

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       12

	Rate (%)		Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Charter Communications Operating LLC	3.500		01-24-23	11,012,400	$11,067,462
Checkout Holding Corp.	4.500		04-09-21	8,810,200	7,797,027
Crossmark Holdings, Inc.	4.500		12-20-19	8,954,088	6,077,588
CSC Holdings LLC	5.000		10-09-22	16,837,800	16,967,619
McGraw-Hill Global Education Holdings LLC	5.000		05-04-22	10,120,000	10,164,326
MediArena Acquisition BV	6.750		08-13-21	4,749,336	4,033,991
MediArena Acquisition BV	10.000		08-13-22	2,550,000	1,756,313
NEP/NCP Holdco, Inc.	4.250		01-22-20	11,911,603	11,842,159
RentPath LLC	6.250		12-17-21	7,655,604	7,196,268
Univision Communications, Inc.	4.000		03-01-20	15,665,670	15,656,740
VGD Merger Sub LLC (T)		TBD	08-18-24	6,195,000	6,231,798
VGD Merger Sub LLC	5.000		08-18-23	8,980,000	8,997,960
Virgin Media Investment Holdings, Ltd.	3.649		06-30-23	6,956,742	6,955,768
Multiline retail 2.2%
Dollar Tree, Inc.	3.500		07-06-22	7,536,849	7,547,853
Dollar Tree, Inc.	4.250		07-06-22	6,730,000	6,814,125
Leslie's Poolmart, Inc.	5.250		07-27-23	5,130,000	5,162,063
Neiman Marcus Group, Ltd. LLC	4.250		10-25-20	13,366,304	12,530,910
Petco Animal Supplies, Inc.	5.000		01-26-23	11,533,833	11,628,295
Specialty retail 6.0%
Academy, Ltd.	5.000		07-01-22	19,609,107	19,131,233
Allflex Holdings III, Inc.	4.250		07-20-20	5,026,467	4,993,493
Allflex Holdings III, Inc.	8.000		07-19-21	10,850,000	10,850,000
Bass Pro Group LLC	4.000		06-05-20	15,100,338	15,018,494
CWGS Group LLC	5.750		02-20-20	16,089,745	16,059,658
J Crew Group, Inc.	4.000		03-05-21	9,710,168	7,651,612
KAR Auction Services, Inc.	4.250		03-09-23	6,082,250	6,154,507
Michaels Stores, Inc.	3.750		01-28-20	9,263,809	9,297,251
Michaels Stores, Inc.	4.000		01-28-20	2,238,633	2,252,221
Party City Holdings, Inc.	4.472		08-19-22	8,887,639	8,897,327
PetSmart, Inc.	4.250		03-11-22	7,904,566	7,915,790
Spencer Gifts LLC	5.250		06-29-22	6,729,935	5,855,044
TOMS Shoes LLC	6.500		10-28-20	9,243,000	6,932,250
Textiles, apparel and luxury goods 0.2%
Kate Spade & Company	4.000		04-10-21	3,531,544	3,518,300
Consumer staples 5.8%					116,876,447
Food and staples retailing 2.5%
AdvancePierre Foods, Inc.	4.500		06-02-23	15,527,090	15,631,898
Albertsons LLC	4.500		08-25-21	5,960,053	5,983,178
Albertsons LLC	4.750		06-22-23	2,159,082	2,170,482
CSM Bakery Solutions LLC	5.000		07-03-20	10,276,830	9,668,750
CSM Bakery Solutions LLC	8.750		07-03-21	14,480,000	12,995,800

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       13

	Rate (%)		Maturity date	Par value^	Value
Consumer staples (continued)
Food and staples retailing (continued)
Hearthside Group Holdings LLC	4.500		06-02-21	4,304,954	$4,304,954
Food products 2.4%
Brightview Landscapes LLC	4.000		12-18-20	9,198,345	9,141,775
Candy Intermediate Holdings, Inc.	5.500		06-15-23	11,140,000	11,119,168
Dole Food Company, Inc.	4.504		11-01-18	9,367,330	9,394,683
Keurig Green Mountain, Inc.	5.250		03-03-23	7,397,733	7,464,313
Shearer's Foods LLC	4.938		06-30-21	5,806,575	5,770,284
Shearer's Foods LLC	7.750		06-30-22	6,860,000	6,174,000
Household products 0.9%
Anchor Hocking LLC	10.000		06-04-18	3,480,563	3,132,507
KIK Custom Products, Inc.	6.000		08-26-22	6,532,886	6,510,413
The Sun Products Corp.	5.500		03-23-20	7,418,842	7,414,242
Energy 6.8%					138,422,855
Energy equipment and services 1.5%
Expro FinServices Sarl	5.750		09-02-21	13,346,748	10,573,160
Hercules Offshore, Inc. (H)	10.500		05-06-20	9,716,554	5,716,540
KCA Deutag US Finance LLC	6.250		05-15-20	8,278,791	6,678,252
Pacific Drilling SA	4.500		06-03-18	19,459,801	5,156,847
Paragon Offshore Finance Company (H)	3.750		07-18-21	15,399,825	3,336,680
Oil, gas and consumable fuels 5.3%
Bowie Resource Holdings LLC	8.750		08-14-20	2,463,492	2,020,064
Chesapeake Energy Corp. (T)		TBD	08-15-21	10,100,000	10,415,625
Eastern Power LLC	5.000		10-02-21	7,868,748	7,900,223
EP Energy LLC	3.500		05-24-18	9,206,667	8,999,517
FTS International, Inc.	5.750		04-16-21	5,813,091	2,039,407
HFOTCO LLC	4.250		08-19-21	13,224,799	12,695,807
Magnum Hunter Resources Corp.	8.000		05-06-19	934,113	906,090
MEG Energy Corp.	3.750		03-31-20	13,455,690	12,349,767
Murray Energy Corp.	8.250		04-16-20	15,942,816	13,152,823
Panda Temple Power II LLC	7.250		04-03-19	6,468,465	5,886,304
Panda Temple Power LLC	7.250		03-04-22	17,360,250	15,190,219
Quicksilver Resources, Inc. (H)	7.000		06-21-19	25,047,929	4,774,887
Samson Investment Company (H)	5.000		09-25-18	16,500,000	3,861,000
Westmoreland Coal Company	7.500		12-16-20	9,086,770	6,769,643
Financials 3.2%					65,491,141
Banks 0.5%
Flying Fortress, Inc.	3.500		04-30-20	10,309,166	10,334,939
Capital markets 1.5%
CEC Entertainment, Inc.	4.000		02-14-21	10,614,278	10,401,992
EIF Channelview Cogeneration LLC	4.250		05-08-20	7,776,106	7,328,980
Infinity Acquisition LLC	4.250		08-06-21	13,698,456	13,013,533

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       14

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services 1.2%
Delos Finance Sarl	3.500	03-06-21	10,198,751	$10,227,920
PGX Holdings, Inc.	5.750	09-29-20	2,190,151	2,182,858
TransUnion LLC	3.500	04-09-21	11,965,978	12,000,919
Health care 13.9%				280,533,207
Health care equipment and supplies 4.4%
Air Medical Group Holdings, Inc.	4.250	04-28-22	15,168,745	14,936,512
ConvaTec, Inc.	4.250	06-15-20	6,306,927	6,321,117
Curo Health Services Holdings, Inc.	6.500	02-07-22	12,468,916	12,468,916
DJO Finance LLC	4.250	06-08-20	9,481,719	9,134,024
Greatbatch, Ltd.	5.250	10-27-22	13,527,025	13,408,664
Hill-Rom Holdings, Inc.	3.500	09-08-22	3,986,400	4,008,006
Immucor, Inc.	5.000	08-17-18	16,413,798	15,911,208
Sterigenics-Nordion Holdings LLC	4.250	05-15-22	12,149,525	12,111,618
Health care providers and services 5.9%
BioScrip, Inc.	6.500	07-31-20	8,555,775	8,163,664
Catalent Pharma Solutions, Inc.	4.250	05-20-21	4,881,170	4,906,455
CHG Healthcare Services, Inc.	4.750	06-07-23	12,718,125	12,789,728
DaVita, Inc.	3.500	06-24-21	7,242,519	7,280,543
Envision Healthcare Corp.	4.250	05-25-18	7,683,883	7,683,883
Lantheus Medical Imaging, Inc.	7.000	06-30-22	12,934,900	12,320,492
MPH Acquisition Holdings LLC	5.000	06-07-23	11,520,000	11,640,038
Radnet Management, Inc.	4.769	07-01-23	12,469,585	12,438,411
Radnet Management, Inc.	8.000	03-25-21	18,694,667	18,133,827
Select Medical Corp.	6.001	03-03-21	5,418,913	5,452,781
Team Health, Inc.	3.750	11-23-22	9,064,507	9,083,361
Vizient, Inc.	6.250	02-13-23	8,887,725	8,982,202
Pharmaceuticals 3.6%
Akorn, Inc.	5.250	04-16-21	11,740,789	11,843,521
DPx Holdings BV	4.250	03-11-21	15,448,392	15,380,882
Pharmaceutical Product Development LLC	4.250	08-18-22	12,059,711	12,092,875
Phibro Animal Health Corp.	4.000	04-16-21	10,736,140	10,622,122
Valeant Pharmaceuticals International, Inc.	5.500	04-01-22	23,389,120	23,418,357
Industrials 9.8%				198,879,093
Aerospace and defense 1.1%
B/E Aerospace, Inc.	3.753	12-16-21	5,554,545	5,606,647
WP CPP Holdings LLC	4.500	12-28-19	13,186,849	12,692,342
WP CPP Holdings LLC	8.750	04-30-21	3,294,150	2,948,264
Aerospace and defense 0.1%
TransDigm, Inc.	3.750	06-09-23	2,070,000	2,061,596
Air freight and logistics 1.9%
Syncreon Group BV	5.250	10-28-20	25,043,294	21,599,841

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       15

	Rate (%)		Maturity date	Par value^	Value
Industrials (continued)
Air freight and logistics (continued)
XPO Logistics, Inc.	4.250		10-30-21	15,575,456	$15,643,677
Airlines 2.5%
American Airlines, Inc.	3.250		06-27-20	12,869,174	12,860,295
American Airlines, Inc.	3.500		05-23-19	13,050,053	13,041,962
Commercial Barge Line Company	9.750		11-12-20	14,249,625	13,608,392
Delta Air Lines, Inc.	3.250		08-24-22	4,987,288	4,994,569
United Airlines, Inc.	3.250		04-01-19	6,114,746	6,106,002
Building products 0.4%
GYP Holdings III Corp.	4.750		04-01-21	8,817,069	8,795,026
Commercial services and supplies 1.6%
Access CIG LLC	6.000		10-18-21	5,956,196	5,918,970
Nord Anglia Education Finance LLC	5.000		03-31-21	9,347,084	9,335,400
Prime Security Services Borrower LLC	4.750		05-02-22	8,940,000	8,998,646
The Hertz Corp.	3.500		06-30-23	8,740,000	8,796,198
Construction and engineering 0.2%
LS Newco Pty, Ltd.	5.000		05-21-22	4,104,375	4,119,766
Electrical equipment 0.7%
Generac Power Systems, Inc.	3.500		05-31-20	11,968,658	11,953,697
Southwire Company	3.000		02-10-21	2,994,348	2,965,662
Machinery 0.7%
Gardner Denver, Inc.	4.250		07-30-20	6,507,967	6,171,375
Mirror BidCo Corp.	4.250		12-28-19	7,674,466	7,664,873
Trading companies and distributors 0.4%
American Builders & Contractors Supply Company, Inc.	3.500		04-16-20	8,196,667	8,212,569
Transportation infrastructure 0.2%
Atlantic Aviation FBO, Inc.	3.250		06-01-20	4,781,842	4,783,324
Information technology 4.7%					94,980,084
Electronic equipment, instruments and components 0.5%
Dell, Inc. (T)		TBD	06-02-21	11,230,000	10,858,062
Internet software and services 0.1%
Match Group, Inc.	5.500		11-16-22	1,053,000	1,060,245
IT services 1.3%
First Data Corp.	4.272		07-08-22	6,500,000	6,517,875
First Data Corp.	4.522		03-24-21	19,468,995	19,559,136
Software 1.4%
Kronos, Inc.	4.500		10-30-19	9,111,269	9,142,156
Kronos, Inc.	9.750		04-30-20	12,962,690	13,225,962
Sophia LP	4.750		09-30-22	5,140,522	5,142,681
Technology hardware, storage and peripherals 1.4%
CompuCom Systems, Inc.	4.250		05-09-20	27,211,881	19,365,877

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       16

	Rate (%)		Maturity date	Par value^	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Western Digital Corp.	4.500		04-29-23	10,056,000	$10,108,090
Materials 2.7%					54,911,270
Chemicals 0.2%
Allnex & Cy SCA (T)		TBD	05-31-23	1,796,520	1,804,388
Allnex USA, Inc. (T)		TBD	05-31-23	1,353,480	1,359,409
Containers and packaging 1.9%
Berry Plastics Group, Inc.	3.750		10-03-22	10,894,312	10,887,557
BWAY Holding Company	5.500		08-14-20	12,953,136	12,993,679
Consolidated Container Company LLC	5.000		07-03-19	3,366,080	3,324,004
Hilex Poly Company LLC	6.000		12-05-21	6,219,666	6,250,764
Printpack Holdings, Inc.	5.000		07-12-23	5,393,997	5,400,740
Metals and mining 0.3%
Atlas Iron, Ltd.	4.290		05-06-21	9,724,289	3,889,716
Essar Steel Algoma, Inc. (H)	7.500		08-09-19	7,974,450	2,126,547
Paper and forest products 0.3%
Coveris Holdings SA	4.500		05-08-19	6,883,070	6,874,466
Real estate 2.4%					48,645,749
Equity real estate investment trusts 2.0%
Allied Universal Holdco LLC	5.500		07-28-22	8,569,205	8,553,181
Communications Sales & Leasing, Inc.	5.000		10-24-22	9,196,558	9,196,558
Lineage Logistics LLC	4.500		04-07-21	14,184,140	13,900,457
MGM Growth Properties Operating Partnership LP	4.000		04-25-23	9,416,400	9,492,108
Real estate management and development 0.4%
Realogy Group LLC	3.750		07-20-22	7,466,114	7,503,445
Telecommunication services 4.0%					81,077,157
Diversified telecommunication services 3.0%
Intelsat Jackson Holdings SA	3.750		06-30-19	12,255,226	11,623,714
Level 3 Financing, Inc.	3.500		05-31-22	4,910,000	4,932,488
Level 3 Financing, Inc.	4.000		01-15-20	3,240,000	3,256,200
SFR Group SA	5.002		01-15-24	10,713,150	10,769,394
Telenet Financing USD LLC	4.250		06-30-24	3,250,000	3,259,295
Telesat Canada	3.500		03-28-19	13,476,189	13,459,344
UPC Financing Partnership	4.080		08-31-24	12,770,000	12,724,156
Wireless telecommunication services 1.0%
Ziggo BV	3.652		01-15-22	7,932,639	7,892,975
Ziggo BV	3.656		01-15-22	5,191,160	5,165,204
Ziggo BV	3.701		01-15-22	8,034,559	7,994,387

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       17

	Rate (%)	Maturity date	Par value^	Value
Utilities 5.9%				$118,710,127
Electric utilities 3.7%
Chief Power Finance LLC	5.750	12-31-20	16,242,650	13,224,278
Energy Future Intermediate Holding Company LLC	4.250	12-19-16	7,404,917	7,432,685
ExGen Texas Power LLC	5.750	09-16-21	17,375,511	13,943,848
Green Energy Partners	6.500	11-13-21	6,405,000	6,036,713
Moxie Patriot LLC	6.750	12-19-20	10,195,637	9,685,855
Texas Competitive Electric Holdings Company LLC (H)	4.662	10-10-17	32,644,306	10,446,178
Texas Competitive Electric Holdings Company LLC	5.000	10-31-17	13,783,467	13,814,479
Independent power and renewable electricity producers 2.2%
Empire Generating Company LLC	5.250	03-14-21	17,439,925	14,823,937
NRG Energy, Inc.	3.500	06-30-23	9,105,481	9,092,642
STS Operating, Inc.	4.750	02-12-21	7,548,878	6,643,013
Terra-Gen Finance Company LLC	5.250	12-09-21	6,107,073	5,156,690
Windsor Financing LLC	6.250	12-05-17	8,494,756	8,409,809
Corporate bonds 9.8%				$197,669,925
(Cost $198,917,083)
Consumer discretionary 0.8%				15,691,102
Media 0.8%
Charter Communications Operating LLC (S)	3.579	07-23-20	8,990,000	9,401,714
CSC Holdings LLC (S)	6.625	10-15-25	5,790,000	6,289,388
Energy 2.2%				44,013,894
Energy equipment and services 1.0%
Ensco PLC	4.700	03-15-21	7,008,000	6,047,904
Teine Energy, Ltd. (S)	6.875	09-30-22	14,160,000	14,195,400
Oil, gas and consumable fuels 1.2%
Calumet Specialty Products Partners LP (S)	11.500	01-15-21	6,220,000	7,106,350
Crestwood Midstream Partners LP	6.125	03-01-22	6,170,000	6,000,325
Oasis Petroleum, Inc. (L)	6.500	11-01-21	1,390,000	1,282,275
Oasis Petroleum, Inc. (L)	6.875	03-15-22	1,850,000	1,720,500
Oasis Petroleum, Inc. (L)	6.875	01-15-23	2,508,000	2,313,630
Sanchez Energy Corp. (L)	6.125	01-15-23	6,769,000	5,347,510
Financials 1.9%				37,649,756
Banks 0.4%
Bank of America Corp.	4.250	10-22-26	2,320,000	2,460,580
Barclays Bank PLC	7.625	11-21-22	200,000	224,600
Citigroup, Inc.	4.450	09-29-27	2,320,000	2,445,136
Wells Fargo & Company	4.300	07-22-27	2,320,000	2,560,981
Capital markets 0.1%
The Goldman Sachs Group, Inc.	4.250	10-21-25	2,320,000	2,460,931
Consumer finance 0.6%
Navient Corp.	5.000	10-26-20	3,970,000	3,989,850

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       18

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Navient Corp.	6.125	03-25-24	3,280,000	$3,148,800
Navient Corp.	8.000	03-25-20	3,928,000	4,261,880
Diversified financial services 0.3%
Globe Luxembourg SCA (S)	9.625	05-01-18	6,170,000	5,460,450
Thrifts and mortgage finance 0.5%
Quicken Loans, Inc. (S)	5.750	05-01-25	10,660,000	10,636,548
Health care 1.6%				32,312,231
Health care equipment and supplies 1.1%
DJO Finco, Inc. (S)	8.125	06-15-21	5,300,000	4,664,000
Tenet Healthcare Corp. (P)	4.153	06-15-20	10,620,000	10,593,450
Universal Hospital Services, Inc.	7.625	08-15-20	8,209,000	7,860,118
Health care providers and services 0.2%
HCA, Inc.	5.250	06-15-26	3,070,000	3,281,063
Pharmaceuticals 0.3%
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	6,720,000	5,913,600
Industrials 0.9%				18,973,900
Commercial services and supplies 0.2%
Prime Security Services Borrower LLC (S)	9.250	05-15-23	4,470,000	4,872,300
Marine 0.4%
Navios Maritime Acquisition Corp. (S)	8.125	11-15-21	11,670,000	8,869,200
Transportation infrastructure 0.3%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	5,080,000	5,232,400
Materials 0.3%				6,808,271
Containers and packaging 0.3%
Ardagh Packaging Finance PLC (P)(S)	3.876	05-15-21	6,620,000	6,735,850
Metals and mining 0.0%
Midwest Vanadium Pty, Ltd. (H)(S)	11.500	02-15-18	5,793,643	72,421
Real estate 0.4%				8,036,554
Equity real estate investment trusts 0.3%
Communications Sales & Leasing, Inc. (S)	6.000	04-15-23	5,630,000	5,894,554
Real estate management and development 0.1%
CTR Partnership LP	5.875	06-01-21	2,100,000	2,142,000
Telecommunication services 1.4%				28,373,799
Diversified telecommunication services 0.9%
Intelsat Jackson Holdings SA (S)	8.000	02-15-24	4,800,000	4,824,000
SFR Group SA (S)	6.250	05-15-24	1,300,000	1,309,750
SFR Group SA (S)	7.375	05-01-26	9,300,000	9,602,250
Telecom Italia SpA (S)	5.303	05-30-24	2,986,000	3,075,580

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       19

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services 0.5%
Sprint Capital Corp.	8.750	03-15-32	1,390,000	$1,375,669
Sprint Communications, Inc.	7.000	08-15-20	90,000	88,650
Sprint Communications, Inc.	11.500	11-15-21	240,000	270,000
Sprint Corp.	7.875	09-15-23	8,070,000	7,827,900
Utilities 0.3%				5,810,418
Electric utilities 0.1%
Miran Mid-Atlantic Series C Pass Through Trust	10.060	12-30-28	1,471,185	1,140,168
Independent power and renewable electricity producers 0.2%
Calpine Corp. (S)	5.250	06-01-26	3,060,000	3,098,250
NRG REMA LLC	9.681	07-02-26	1,965,000	1,572,000
Convertible bonds 0.0%				$195,886
(Cost $3,917,722)
Materials 0.0%				195,886
Metals and mining 0.0%
Mirabela Nickel, Ltd., PIK (S)	9.500	06-24-19	3,917,722	195,886
Collateralized mortgage obligations 0.5%				$10,758,767
(Cost $11,962,902)
Commercial and residential 0.5%				10,758,767
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank) Series 2015-LC21, Class E(S)	3.250	07-10-48	6,800,000	3,659,868
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class E(P)(S)	4.618	08-15-48	5,267,000	3,940,453
Wells Fargo Commercial Mortgage Trust Series 2015-C28, Class E(S)	3.000	05-15-48	6,073,000	3,158,446
			Shares	Value
Common stocks 1.3%				$25,299,383
(Cost $65,524,496)
Consumer discretionary 0.3%				5,713,285
Hotels, restaurants and leisure 0.1%
Tropicana Entertainment, Inc. (I)			72,338	1,356,338
Household durables 0.2%
EveryWare Global, Inc. (I)			697,108	4,356,947
Energy 0.6%				10,946,988
Energy equipment and services 0.0%
Hercules Offshore, Inc. (I)			196,736	260,675
Oil, gas and consumable fuels 0.6%
Magnum Hunter Resources Corp. (I)			854,905	10,686,313

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       20

			Shares	Value
Materials 0.4%				$8,639,110
Chemicals 0.0%
LyondellBasell Industries NV, Class A			82	6,469
Metals and mining 0.2%
Atlas Iron, Ltd. (I)			447,590,796	3,702,611
Mirabela Nickel, Ltd. (I)			3,194,905	2
Paper and forest products 0.2%
Verso Corp., Class A (I)			781,304	4,930,028
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$881
(Cost $0)
Health care 0.0%				881
Health care providers and services 0.0%
Magellan Health, Inc. (I)	9.750	05-15-20	3,400,000	881
			Shares	Value
Warrants 0.0%				$125,532
(Cost $0)
Atlas Iron, Ltd. (Expiration Date: 7-31-17; Strike Price: AUD 0.075) (I)			324,330,637	125,532
		Yield (%)	Shares	Value
Securities lending collateral 0.5%				$9,936,604
(Cost $9,936,055)
John Hancock Collateral Trust (W)		0.6375(Y)	993,045	9,936,604
Short-term investments 4.1%				$83,297,350
(Cost $83,297,350)
Money market funds 4.1%				82,561,564
State Street Institutional Liquid Reserves Fund, Premier Class		0.4275(Y)	82,561,564	82,561,564
			Par value^	Value
Repurchase agreement 0.0%				735,786
Repurchase Agreement with State Street Corp. dated 8-31-16 at 0.000% to be repurchased at $735,786 on 9-1-16, collateralized by $740,600 U.S. Treasury Notes, 1.500% due 8-31-18 (valued at $750,581, including interest)			735,786	$735,786
Total investments (Cost $2,246,294,881)† 101.8%				$2,059,652,048
Other assets and liabilities, net (1.8%)				($35,710,564)
Total net assets 100.0%				$2,023,941,484

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       21

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
AUD	Australian Dollar
Key to Security Abbreviations and Legend
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $2,248,242,754. Net unrealized depreciation aggregated to $188,590,706, of which $23,021,348 related to appreciated investment securities and $211,612,054 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       22

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Unaffiliated investments, at value (Cost $2,236,358,826) including $9,583,705 of securities loaned	$2,049,715,444
Affiliated investments, at value (Cost $9,936,055)	9,936,604
Total investments, at value (Cost $2,246,294,881)	2,059,652,048
Receivable for investments sold	26,388,070
Receivable for fund shares sold	442,536
Dividends and interest receivable	15,441,550
Receivable for securities lending income	6,365
Other receivables and prepaid expenses	34,159
Total assets	2,101,964,728
Liabilities
Payable for investments purchased	60,744,042
Payable for fund shares repurchased	6,873,184
Payable upon return of securities loaned	9,935,253
Distributions payable	145,922
Payable to affiliates
Accounting and legal services fees	24,404
Transfer agent fees	50,392
Other liabilities and accrued expenses	250,047
Total liabilities	78,023,244
Net assets	$2,023,941,484
Net assets consist of
Paid-in capital	$2,357,483,808
Undistributed net investment income	9,130,044
Accumulated net realized gain (loss) on investments and written options	(156,029,535)
Net unrealized appreciation (depreciation) on investments	(186,642,833)
Net assets	$2,023,941,484

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($164,757,460 ÷ 19,424,149 shares)[1]	$8.48
Class B ($18,067,551 ÷ 2,129,324 shares)[1]	$8.49
Class C ($141,316,615 ÷ 16,590,834 shares)[1]	$8.52
Class I ($158,283,842 ÷ 18,667,872 shares)	$8.48
Class R6 ($158,580 ÷ 18,691 shares)	$8.48
Class 1 ($23,016,454 ÷ 2,716,697 shares)	$8.47
Class NAV ($1,518,340,982 ÷ 179,010,973 shares)	$8.48
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$8.70

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       23

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Interest	$151,738,556
Dividends	1,070,508
Securities lending	108,608
Total investment income	152,917,672
Expenses
Investment management fees	16,611,469
Distribution and service fees	2,372,222
Accounting and legal services fees	319,622
Transfer agent fees	660,803
Trustees' fees	44,905
State registration fees	105,039
Printing and postage	80,645
Professional fees	169,326
Custodian fees	345,797
Registration and filing fees	7,836
Other	90,387
Total expenses	20,808,051
Less expense reductions	(305,718)
Net expenses	20,502,333
Net investment income	132,415,339
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(114,284,905)
Affiliated investments	1,350
Written options	308,544
(113,975,011)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	13,176,770
Affiliated investments	490
13,177,260
Net realized and unrealized loss	(100,797,751)
Increase in net assets from operations	$31,617,588

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       24

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$132,415,339	$162,301,329
Net realized loss	(113,975,011)	(35,183,288)
Change in net unrealized appreciation (depreciation)	13,177,260	(193,268,075)
Increase (decrease) in net assets resulting from operations	31,617,588	(66,150,034)
Distributions to shareholders
From net investment income
Class A	(9,880,826)	(16,875,901)
Class B	(890,239)	(1,113,720)
Class C	(6,754,413)	(9,091,685)
Class I	(8,755,167)	(16,595,186)
Class R6	(1,176,372)	(1,205,183)
Class 1	(1,271,405)	(1,403,571)
Class NAV	(100,869,232)	(122,008,201)
From net realized gain
Class A	—	(961,808)
Class B	—	(70,813)
Class C	—	(585,097)
Class I	—	(938,033)
Class R6	—	(56,734)
Class 1	—	(70,501)
Class NAV	—	(5,913,188)
Total distributions	(129,597,654)	(176,889,621)
From fund share transactions	(834,398,245)	(627,539,193)
Total decrease	(932,378,311)	(870,578,848)
Net assets
Beginning of year	2,956,319,795	3,826,898,643
End of year	$2,023,941,484	$2,956,319,795
Accumulated undistributed net investment income	$9,130,044	$3,652,100

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       25

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.71	$9.36	$9.37	$9.41	$9.05
Net investment income[1]	0.43	0.42	0.39	0.43	0.45
Net realized and unrealized gain (loss) on investments	(0.24)	(0.62)	—	0.03	0.48
Total from investment operations	0.19	(0.20)	0.39	0.46	0.93
Less distributions
From net investment income	(0.42)	(0.43)	(0.38)	(0.42)	(0.45)
From net realized gain	—	(0.02)	(0.02)	(0.08)	(0.12)
Total distributions	(0.42)	(0.45)	(0.40)	(0.50)	(0.57)
Net asset value, end of period	$8.48	$8.71	$9.36	$9.37	$9.41
Total return (%)[2,3]	2.38	(2.13)	4.24	5.02	10.52
Ratios and supplemental data
Net assets, end of period (in millions)	$165	$267	$467	$518	$354
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.14	1.19	1.21	1.25
Expenses including reductions	1.14	1.13	1.18	1.20	1.20
Net investment income	5.12	4.59	4.14	4.54	4.86
Portfolio turnover (%)	35	40	52	65	59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       26

Class B Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.71	$9.36	$9.37	$9.41	$9.05
Net investment income[1]	0.37	0.35	0.32	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.23)	(0.61)	—	0.03	0.48
Total from investment operations	0.14	(0.26)	0.32	0.39	0.86
Less distributions
From net investment income	(0.36)	(0.37)	(0.31)	(0.35)	(0.38)
From net realized gain	—	(0.02)	(0.02)	(0.08)	(0.12)
Total distributions	(0.36)	(0.39)	(0.33)	(0.43)	(0.50)
Net asset value, end of period	$8.49	$8.71	$9.36	$9.37	$9.41
Total return (%)[2,3]	1.79	(2.83)	3.44	4.23	9.70
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$24	$31	$34	$25
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	1.86	1.96	1.97	2.03
Expenses including reductions	1.84	1.85	1.95	1.95	1.95
Net investment income	4.45	3.89	3.39	3.80	4.10
Portfolio turnover (%)	35	40	52	65	59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       27

Class C Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.74	$9.40	$9.40	$9.45	$9.08
Net investment income[1]	0.37	0.35	0.33	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.23)	(0.62)	0.01	0.03	0.49
Total from investment operations	0.14	(0.27)	0.34	0.39	0.87
Less distributions
From net investment income	(0.36)	(0.37)	(0.32)	(0.36)	(0.38)
From net realized gain	—	(0.02)	(0.02)	(0.08)	(0.12)
Total distributions	(0.36)	(0.39)	(0.34)	(0.44)	(0.50)
Net asset value, end of period	$8.52	$8.74	$9.40	$9.40	$9.45
Total return (%)[2,3]	1.80	(2.89)	3.66	4.18	9.80
Ratios and supplemental data
Net assets, end of period (in millions)	$141	$190	$270	$251	$178
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	1.84	1.86	1.89	1.95
Expenses including reductions	1.84	1.83	1.85	1.89	1.95
Net investment income	4.45	3.91	3.47	3.85	4.11
Portfolio turnover (%)	35	40	52	65	59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       28

Class I Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.70	$9.36	$9.36	$9.40	$9.04
Net investment income[1]	0.45	0.44	0.42	0.46	0.48
Net realized and unrealized gain (loss) on investments	(0.23)	(0.62)	0.01	0.04	0.48
Total from investment operations	0.22	(0.18)	0.43	0.50	0.96
Less distributions
From net investment income	(0.44)	(0.46)	(0.41)	(0.46)	(0.48)
From net realized gain	—	(0.02)	(0.02)	(0.08)	(0.12)
Total distributions	(0.44)	(0.48)	(0.43)	(0.54)	(0.60)
Net asset value, end of period	$8.48	$8.70	$9.36	$9.36	$9.40
Total return (%)[2]	2.82	(1.94)	4.72	5.41	10.91
Ratios and supplemental data
Net assets, end of period (in millions)	$158	$226	$494	$376	$203
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.83	0.84	0.83	0.86
Expenses including reductions	0.83	0.82	0.83	0.82	0.85
Net investment income	5.45	4.90	4.49	4.90	5.21
Portfolio turnover (%)	35	40	52	65	59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       29

Class R6 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12 [1]
Per share operating performance
Net asset value, beginning of period	$8.71	$9.36	$9.37	$9.41	$9.05
Net investment income[2]	0.45	0.45	0.43	0.43	0.51
Net realized and unrealized gain (loss) on investments	(0.23)	(0.61)	—	0.07	0.45
Total from investment operations	0.22	(0.16)	0.43	0.50	0.96
Less distributions
From net investment income	(0.45)	(0.47)	(0.42)	(0.46)	(0.48)
From net realized gain	—	(0.02)	(0.02)	(0.08)	(0.12)
Total distributions	(0.45)	(0.49)	(0.44)	(0.54)	(0.60)
Net asset value, end of period	$8.48	$8.71	$9.36	$9.37	$9.41
Total return (%)[3]	2.82	(1.72)	4.63	5.45	10.95
Ratios and supplemental data
Net assets, end of period (in millions)	— [4]	$24	$23	$18	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.76	0.90	1.17	1.58
Expenses including reductions	0.72	0.71	0.81	0.81	0.81
Net investment income	5.38	5.04	4.52	4.82	5.50
Portfolio turnover (%)	35	40	52	65	59

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       30

Class 1 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.70	$9.35	$9.35	$9.40	$9.04
Net investment income[1]	0.46	0.45	0.43	0.46	0.48
Net realized and unrealized gain (loss) on investments	(0.24)	(0.61)	0.01	0.04	0.49
Total from investment operations	0.22	(0.16)	0.44	0.50	0.97
Less distributions
From net investment income	(0.45)	(0.47)	(0.42)	(0.47)	(0.49)
From net realized gain	—	(0.02)	(0.02)	(0.08)	(0.12)
Total distributions	(0.45)	(0.49)	(0.44)	(0.55)	(0.61)
Net asset value, end of period	$8.47	$8.70	$9.35	$9.35	$9.40
Total return (%)[2]	2.76	(1.76)	4.81	5.38	11.01
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$26	$28	$13	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.76	0.75	0.76	0.77
Expenses including reductions	0.77	0.75	0.75	0.75	0.77
Net investment income	5.54	4.99	4.58	4.93	5.25
Portfolio turnover (%)	35	40	52	65	59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       31

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.71	$9.36	$9.37	$9.41	$9.05
Net investment income[1]	0.46	0.46	0.44	0.48	0.49
Net realized and unrealized gain (loss) on investments	(0.24)	(0.62)	—	0.03	0.48
Total from investment operations	0.22	(0.16)	0.44	0.51	0.97
Less distributions
From net investment income	(0.45)	(0.47)	(0.43)	(0.47)	(0.49)
From net realized gain	—	(0.02)	(0.02)	(0.08)	(0.12)
Total distributions	(0.45)	(0.49)	(0.45)	(0.55)	(0.61)
Net asset value, end of period	$8.48	$8.71	$9.36	$9.37	$9.41
Total return (%)[2]	2.82	(1.71)	4.75	5.54	11.06
Ratios and supplemental data
Net assets, end of period (in millions)	$1,518	$2,200	$2,513	$2,244	$1,929
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.71	0.70	0.71	0.71
Expenses including reductions	0.72	0.70	0.70	0.70	0.71
Net investment income	5.55	5.04	4.64	5.06	5.34
Portfolio turnover (%)	35	40	52	65	59

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       32

Notes to financial statements

Note 1 — Organization

John Hancock Floating Rate Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       33

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Term loans	$1,732,367,720	—	$1,732,367,720	—
Corporate bonds	197,669,925	—	197,669,925	—
Convertible bonds	195,886	—	195,886	—
Collateralized mortgage obligations	10,758,767	—	10,758,767	—
Common stocks	25,299,383	$6,553,510	14,388,924	$4,356,949
Escrow certificates	881	—	—	881
Warrants	125,532	—	125,532	—
Securities lending collateral	9,936,604	9,936,604	—	—
Short-term investments	83,297,350	82,561,564	735,786	—
Total investments in securities	$2,059,652,048	$99,051,678	$1,956,242,540	$4,357,830

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       34

pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At August 31, 2016, the fund had $1,707,596 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2016, the fund loaned corporate bonds valued at $9,583,705 and received $9,935,253 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       35

investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. The fund can borrow up to an aggregate commitment amount of $400 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016, were $51,675.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2016, the fund has a short-term capital loss carryfoward of $35,070,669 and a long-term capital loss carryforward of $119,010,993 available to offset future net realized capital gains. These carryforwards as of August 31, 2016, do not expire.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the year ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary income	$129,597,654	$168,297,481
Long-term capital gains	—	8,592,140
Total	$129,597,654	$176,889,621

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       36

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $9,275,966 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are typically traded through the OTC market and are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       37

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended August 31, 2016, the fund used purchased options to manage against potential credit events. The fund held purchased options with market values ranging up to $822,784, as measured at each quarter end. There were no purchased option contracts at August 31, 2016.

During the year ended August 31, 2016, the fund wrote option contracts to take a long position in the exposure of the benchmark credit. The following tables summarize the fund's written options activities during the year ended August 31, 2016. There were no written option contracts at August 31, 2016.

	USD Notional amount	Premiums received
Outstanding, beginning of period	—	—
Options written	257,120,000	$308,544
Option closed	—	—
Options exercised	—	—
Options expired	(257,120,000)	(308,544)
Outstanding, end of period	—	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments[1]	Written options	Total
Credit	($822,784)	$308,544	($514,240)

1 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       38

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.700% of the first $1.10 billion of the fund's average daily net assets: (b) 0.675% of the next $0.90 billion of the fund's average daily net assets: (c) 0.650% of the next $1.50 billion of the fund's average daily net assets: and (d) 0.600% of the fund's average daily net assets in excess of $3.50 billion. The Advisor has a subadvisory agreement with Western Asset Management Company. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to January 1, 2016, the Advisor contractually agreed to limit the fund's total expenses, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation, and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees, and short dividend expense, to1.20% and 1.95% for Class A and Class B shares, respectively, of average net assets.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average net assets. The fee waiver and/or reimbursement will continue in effect until December 31, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

Effective July 1, 2016, the Advisor has voluntarily agreed to reduce its management fee by 0.02% of the fund's average daily net assets.

Prior to January 1, 2016, the Advisor had voluntarily agreed to waive and/or reimburse all blue sky fees and printing and postage for the fund.

For the year ended August 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$24,604	Class R6	$5,978
Class B	2,574	Class NAV	228,612
Class C	19,714	Class 1	2,983
Class I	21,253	Total	$305,718

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.67% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class 1 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       39

contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $68,988 for the year ended August 31, 2016. Of this amount, $14,557 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $53,692 was paid as sales commissions to broker-dealers and $739 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $250,000 or more and are redeemed within one year of purchase are subject to a 0.50% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $5,631, $57,247 and $13,221 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$592,085	$248,920
Class B	205,680	25,940
Class C	1,562,686	197,055
Class I	—	185,233
Class R6	—	3,655
Class 1	11,771	—
Total	$2,372,222	$660,803

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       40

Note 6 — Fund share transactions

Transactions in fund shares shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,955,777	$32,977,648	6,838,420	$61,971,724
Distributions reinvested	1,151,978	9,547,653	1,911,554	17,230,349
Repurchased	(16,299,519)	(135,729,933)	(28,020,811)	(253,562,692)
Net decrease	(11,191,764)	($93,204,632)	(19,270,837)	($174,360,619)
Class B shares
Sold	87,217	$719,641	69,577	$629,306
Distributions reinvested	91,635	759,067	111,092	1,000,559
Repurchased	(804,378)	(6,655,642)	(758,376)	(6,846,555)
Net decrease	(625,526)	($5,176,934)	(577,707)	($5,216,690)
Class C shares
Sold	1,199,053	$10,069,781	2,942,938	$26,697,231
Distributions reinvested	706,786	5,880,467	932,857	8,436,984
Repurchased	(7,097,979)	(59,013,084)	(10,853,931)	(98,538,044)
Net decrease	(5,192,140)	($43,062,836)	(6,978,136)	($63,403,829)
Class I shares
Sold	9,959,631	$83,001,276	8,515,457	$77,298,851
Distributions reinvested	954,873	7,924,179	1,731,085	15,615,438
Repurchased	(18,235,848)	(151,181,563)	(37,075,802)	(335,042,963)
Net decrease	(7,321,344)	($60,256,108)	(26,829,260)	($242,128,674)
Class R6 shares
Sold	215,654	$1,762,020	227,980	$2,028,892
Distributions reinvested	133,081	1,098,005	139,705	1,256,926
Repurchased	(3,067,034)	(25,914,956)	(55,246)	(494,216)
Net increase (decrease)	(2,718,299)	($23,054,931)	312,439	$2,791,602
Class 1 shares
Sold	462,568	$3,840,787	678,582	$6,095,827
Distributions reinvested	153,618	1,271,405	163,942	1,474,072
Repurchased	(835,935)	(6,901,972)	(952,304)	(8,559,625)
Net decrease	(219,749)	($1,789,780)	(109,780)	($989,726)
Class NAV shares
Sold	1,357,949	$11,421,932	507,992	$4,684,562
Distributions reinvested	12,186,916	100,869,232	14,211,005	127,921,389
Repurchased	(87,237,473)	(720,144,188)	(30,499,837)	(276,837,208)
Net decrease	(73,692,608)	($607,853,024)	(15,780,840)	($144,231,257)
Total net decrease	(100,961,430)	($834,398,245)	(69,234,121)	($627,539,193)

Affiliates of the fund owned 100% of shares of beneficial interest of Class 1 and Class NAV on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $827,412,341 and $1,676,657,964, respectively, for the year ended August 31, 2016.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       41

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 75.00% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Lifestyle Balanced Fund	29.0%
John Hancock Funds II Lifestyle Conservative Fund	11.0%
John Hancock Funds II Lifestyle Growth Fund	13.0%
John Hancock Funds II Lifestyle Moderate Fund	12.6%

Note 10 — Other matters

The Trust and several of its funds, including Floating Rate Income Fund, have been named as defendants in an adversary proceeding. The Motors Liquidation Company "clawback" litigation relates to the bankruptcy of GM. Motors Liquidation Company, formerly known as GM, entered into two separate financing transactions with JPMorgan Chase Bank, N.A. ("JPM") acting as agent for two different lending syndicates. One was a $300 million synthetic lease arrangement in 2001 ("Synthetic Lease") and the other was a $1.5 billion term loan in 2006 ("Term Loan"). GM's obligation to repay the Synthetic Lease was secured by liens on twelve pieces of real estate. The Term Loan was entirely unrelated to the Synthetic Lease and provided GM with financing from a different syndicate of lenders. To secure the loans, the lenders took security interests in a large number of GM's assets, including all of GM's equipment and fixtures at forty-two facilities throughout the United States.

In 2008, GM decided to repay the amounts due under the Synthetic Lease. GM's counsel, Mayer Brown, was asked to prepare the documents necessary for JPM and the lenders to release their security interest in the collateral securing GM's obligations under the Synthetic Lease. GM's counsel prepared three UCC-3s and these were reviewed by JPM's counsel at Simpson Thatcher & Bartlett before they were filed. However, the parties did not notice that one of the UCC-3s filed terminated a UCC-1 financing statement (UCC-1) that had been filed in connection with the Term Loan. None of the parties intended to terminate the UCC-1 related to the Term Loan.

The Second Circuit held that regardless of the parties' subjective intent, the UCC-3 did in fact release JPM's security interest in the Term Loan. As a result, the Plaintiff alleges that the loan was in effect unsecured and the term loan lenders should have been treated as unsecured creditors and not secured in the bankruptcy. Therefore, Plaintiff alleges the lenders should return all amounts distributed to them in excess of what they would have received as unsecured creditors.

Among the many defendants is the John Hancock Funds II - Floating Rate Income Fund.

The total amount at issue for the Floating Rate Income Fund is $5,367,643. The fund cannot predict the outcome of this proceeding. The fund is currently assessing the case and has not yet determined the effect, if any, on the fund's net assets and results of operations. If the proceeding were to be decided in a manner adverse to the fund, or if the fund were to enter into a settlement agreement with the plaintiffs, the payment of such judgment or settlement could have an adverse effect on the fund's net asset value.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       42

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Floating Rate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Floating Rate Income Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, transfer agents, agent banks and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       43

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       44

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Western Asset Management Company (the Subadvisor), for John Hancock Floating Rate Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       45

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark and peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the fund outperformed its peer group average since its inception. The Board took into account management's discussion of the fund's performance. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       46

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       47

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       48

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       49

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       50

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       51

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       52

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       53

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       54

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Western Asset Management Company

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLC

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FLOATING RATE INCOME FUND       55

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Floating Rate Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318207	328A 8/16 10/16

John Hancock

Strategic Income Opportunities Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for fixed-income investors. Corporate bonds, especially higher-yielding segments like emerging markets, sold off through February before mounting a comeback in the second half of the period. Risk assets across the board generally followed suit. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. This uncertainty drove the yield on 10-year U.S. Treasuries to an all-time low of 1.37% in July. In such an environment, our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. The U.S. Federal Reserve has continued to take a cautious and gradual approach to raising rates, and that too should help support the markets here at home.

Looking ahead, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Strategic Income Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
33	Financial statements
37	Financial highlights
43	Notes to financial statements
55	Auditor's report
56	Tax information
57	Continuation of investment advisory and subadvisory agreements
62	Trustees and Officers
66	More information

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

Class A shares (without sales charge)[1]
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar multisector bond fund category average
4.52
5.97
5.83
4.29
4.37
4.24
4.75
3.24
4.69
6.34
4.89
5.60
1 year
3 year
5 year
10 year

Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The former Barclays indexes are now being cobranded the Bloomberg Barclays indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 1-4-10. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Risk assets rally in the second half of period

High-yield bonds and emerging-market debt posted solid gains as oil prices rebounded and the U.S. dollar weakened versus foreign currencies.

The fund's defensive posture dampened performance

A selective approach to riskier sectors detracted from performance versus the fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Global economic outlook remains the primary concern

The primary risk to markets is from a continued slowdown in global economic growth, rather than the threat of rising interest rates.

PORTFOLIO COMPOSITION AS OF 8/31/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities include a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market's perception of issuer creditworthiness. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, extended settlement risk, and the risks of being a lender. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Daniel S. Janis III, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Daniel S. Janis III
Portfolio Manager
John Hancock Asset Management

While ultimately positive, the past year ended August 31, 2016, has been a volatile one for fixed-income investors. What were some of the major factors behind that volatility?

Global economic weakness, shifting U.S. monetary policy, and dramatic swings in energy prices contributed the most to bond market volatility over the past 12 months. Weak economic growth outside of the United States, particularly in Europe and China, led to reduced appetite for risk and put downward pressure on the most economically sensitive segments of the bond market.

In the United States, mixed economic signals led to uncertainty surrounding interest-rate policy from the U.S. Federal Reserve (Fed). The Fed had signaled its intent to raise its short-term interest-rate target sometime in 2015, but held off for most of the year amid slowing global growth and a lack of inflationary pressure. Finally, in December 2015, the Fed increased the federal funds target rate by 25 basis points—one quarter of a percentage point—to a range of 0.25% to 0.50%, its first interest-rate increase in nine years. Since then, the Fed has held rates steady, waiting for a clearer indication that economic fundamentals would support additional tightening. This accommodative stance contributed to a rally in risk assets late in the period as investors became more certain that interest rates would not rise rapidly.

The other major factor, although it may feel like old news, was volatility in energy prices. The price of oil began the period at around $45 a barrel, but dropped below $30 a barrel in January before rebounding back to nearly $45 a barrel by the end of the reporting period. These energy price fluctuations were of particular concern to high-yield bond and emerging-market debt investors.

What's the connection between oil prices and these segments of the bond market?

The energy boom in the United States in recent years has been led in large part by smaller companies that have expanded their operations by issuing debt. As energy prices fell, investors became increasingly concerned that oil and gas prices would settle at levels below some of these companies' break-even points, and that a meaningful uptick in defaults would follow. While we believe these are legitimate concerns, much of the selling at the end of 2015 was indiscriminate as investors dialed back their exposure to all sectors of the high-yield bond market. That trend actually

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       4

created some opportunities for longer-term investors, and we continue to keep our eyes open for attractive securities that might be trading at depressed prices.

As for emerging-market debt, many developing countries are energy and commodity exporters and depend on revenues from those exports to finance government operations. As prices have fallen, so too have revenues, and the fundamentals in many emerging-market countries have deteriorated as a result. In addition, the majority of emerging-market debt is denominated in U.S. dollars, and as the dollar continued to strengthen throughout 2015, investors became concerned about the ability of these countries to meet their debt obligations.

How was the fund positioned in those two sectors?

High-yield bonds (generally those rated BB or lower) represented 22.8% of the portfolio at period end, while emerging-market debt was 11.4%. In early 2015, we began to reduce the fund's risk profile, and part of this process was lowering the fund's exposure to the high-yield segment while shifting into more defensive sectors and securities.

Within emerging markets, we eliminated the fund's stakes in volatile countries such as Brazil, Colombia, Peru, and Thailand. However, we maintained a position in the Philippines; the country has been running a current account surplus and, as a result, is not reliant on foreign funds to run government operations. We increased the fund's position in Mexico, which has been making pro-growth structural reforms and opening up its energy market to foreign investment. We still have a positive outlook on emerging-market debt over the long term, but given the challenges for the asset class in the near term, we plan to be selective and limit the fund's allocation to our highest conviction investment ideas.

This positioning had a mixed effect on overall performance during the period. Risk assets generally sold off through January and February, but since that time, high-yield bonds and emerging-market

COUNTRY COMPOSITION AS OF 8/31/16 (%)

United States	73.0
Mexico	3.9
Canada	3.9
Australia	3.5
Singapore	3.3
New Zealand	3.2
Philippines	3.1
Sweden	1.7
Norway	1.5
Indonesia	1.0
Other countries	1.9
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       5

debt have been two of the best-performing market segments, giving the fund's relative performance a boost.

What other factors affected fund performance during the period?

The fund's duration positioning detracted from relative performance over the past 12 months. Although shorter-term U.S. Treasury yields rose in response to the Fed's December rate hike, yields on longer-term Treasury securities declined fairly steadily, with yields on 10-year U.S. Treasuries hitting an all-time low in July. As part of our efforts to minimize the impact of changing interest rates on fund performance, we maintained a relatively short duration (a measure of interest-rate sensitivity) for the portfolio. As of the end of the reporting period, the fund's duration was 4.2 years, compared with 5.5 years for the fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Although we extended the fund's duration late in the period as recent developments lowered the risk of a rise in global interest rates, the fund's more limited interest-rate sensitivity detracted from performance relative to the benchmark in an environment of declining rates. Our positioning with regard to duration was implemented in part through the use of U.S. Treasury futures, one of the most common and liquid derivatives on the market. While this strategy detracted from relative performance for the period, we continue to believe the risks in the Treasury market outweigh the potential rewards.

With the U.S. dollar generally weakening in 2016, how have you managed the fund's exposure to currencies?

The U.S. dollar has been somewhat volatile versus foreign currencies in recent months, and we have been hedging the fund back into the U.S. dollar to limit the downside on its foreign bond holdings. With that in mind, we've begun to add more tactical positions in foreign currencies, including potentially attractive positions in the Canadian dollar and in various Asian currencies.

How is the portfolio positioned at period end?

Although investors remain wary of the potential for higher U.S. interest rates, we believe that represents a fairly limited risk to the bond markets for the time being. The market is now pricing in a

NET CURRENCY EXPOSURE AS OF 8/31/16 (%)

United States Dollar	113.6
Philippine Peso	2.4
Australian Dollar	1.8
Other Currencies	1.5
Pound Sterling	-1.7
Singapore Dollar	-3.2
New Zealand Dollar	-4.8
Canadian Dollar	-9.6
As a percentage of net assets.
Net currency exposure, after taking into account the effects of forward foreign currency exchange contracts.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       6

chance of one interest-rate increase in December 2016, down from expectations of four rate hikes at the beginning of the year. We believe the bigger concern for the markets is the outlook for global growth. With the U.K.'s recent vote to leave the European Union, the ramifications for risk assets could be significant. In such an environment, we believe the fund's biggest advantage is its flexibility, which allows us to respond to changes in the markets as they materialize.

MANAGED BY

Daniel S. Janis III On the fund since 2006 Investing since 1984
Thomas C. Goggins On the fund since 2009 Investing since 1989
Kisoo Park On the fund since 2015 Investing since 1986

QUALITY COMPOSITION AS OF 8/31/16 (%)

AAA	22.0
AA	9.5
A	10.3
BBB	22.0
BB	14.6
B	8.0
CCC and below	0.2
Equity	10.2
Not rated	1.6
Short-term investments and other	1.6

As a percentage of net assets.

Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 8-31-16 and do not reflect subsequent downgrades or upgrades, if any.

The views expressed in this report are exclusively those of Daniel S. Janis III, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 8-31-16	as of 8-31-16
Class A2	0.34	3.89	5.91	21.03	77.52	1.90	1.87
Class C2	2.80	4.04	5.35	21.87	68.40	1.29	1.26
Class I2,3	4.94	5.11	6.86	28.28	94.13	2.29	2.27
Class R2[2,3]	4.52	4.74	6.61	26.03	89.67	1.87	1.84
Class R6[2,3]	5.06	5.18	6.92	28.71	95.23	2.40	2.35
Class NAV[3]	5.06	5.24	6.96	29.07	95.98	2.40	2.37
Index†	5.97	3.24	4.89	17.30	61.15	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.12	1.82	0.81	1.21	0.71	0.69
Net (%)	1.10	1.80	0.79	1.19	0.67	0.67

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Income Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-31-06	16,840	16,840	16,115
Class I2,3	8-31-06	19,413	19,413	16,115
Class R2[2,3]	8-31-06	18,967	18,967	16,115
Class R6[2,3]	8-31-06	19,523	19,523	16,115
Class NAV[3]	8-31-06	19,598	19,598	16,115

The values shown in the chart for "Class A shares with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or foreign currency impact, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Class A, Class C, and Class I shares were first offered on 1-4-10; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, Class C, Class I, Class R2, and Class R6 shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,048.70	$5.56	1.08%
Class C	1,000.00	1,045.00	9.15	1.78%
Class I	1,000.00	1,051.30	3.97	0.77%
Class R2	1,000.00	1,048.30	5.92	1.15%
Class R6	1,000.00	1,050.90	3.40	0.66%
Class NAV	1,000.00	1,050.90	3.40	0.66%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.48	1.08%
Class C	1,000.00	1,016.20	9.02	1.78%
Class I	1,000.00	1,021.30	3.91	0.77%
Class R2	1,000.00	1,019.40	5.84	1.15%
Class R6	1,000.00	1,021.80	3.35	0.66%
Class NAV	1,000.00	1,021.80	3.35	0.66%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       11

Fund's investments

As of 8-31-16
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 49.0%				$2,913,729,176
(Cost $2,803,171,801)
Consumer discretionary 8.7%				515,582,748
Auto components 0.2%
American Axle & Manufacturing, Inc.	6.625	10-15-22	6,100,000	6,504,098
Nemak SAB de CV (S)	5.500	02-28-23	1,550,000	1,619,750
The Goodyear Tire & Rubber Company	7.000	05-15-22	50,000	53,250
The Goodyear Tire & Rubber Company	8.750	08-15-20	1,905,000	2,297,906
Automobiles 0.6%
Ford Motor Company	4.750	01-15-43	10,520,000	11,378,958
Ford Motor Company	6.625	10-01-28	6,849,000	8,692,662
General Motors Financial Company, Inc.	4.375	09-25-21	11,350,000	12,105,184
Diversified consumer services 1.0%
Northwestern University	3.688	12-01-38	11,090,000	12,278,815
Princeton University	1.845	07-01-21	5,690,000	5,742,291
Princeton University	2.612	07-01-26	6,500,000	6,638,268
Princeton University	5.700	03-01-39	11,310,000	16,569,727
The George Washington University	4.868	09-15-45	16,810,000	20,325,526
Hotels, restaurants and leisure 1.3%
ESH Hospitality, Inc. (S)	5.250	05-01-25	11,765,000	11,761,353
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.000	06-01-24	10,458,000	10,967,514
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.250	06-01-26	18,077,000	19,206,813
New Red Finance, Inc. (S)	4.625	01-15-22	29,655,000	30,692,925
New Red Finance, Inc. (S)	6.000	04-01-22	5,079,000	5,313,904
Internet and direct marketing retail 0.6%
Expedia, Inc. (S)	5.000	02-15-26	7,635,000	8,054,123
QVC, Inc.	4.450	02-15-25	17,200,000	17,128,362
QVC, Inc.	5.950	03-15-43	9,560,000	9,309,184
Media 4.0%
21st Century Fox America, Inc.	6.200	12-15-34	8,390,000	10,679,698
CBS Corp.	3.500	01-15-25	20,480,000	21,128,069
CCO Holdings LLC	5.750	01-15-24	14,127,000	15,027,596
Lamar Media Corp.	5.000	05-01-23	13,420,000	14,191,650
Lamar Media Corp.	5.875	02-01-22	4,295,000	4,509,750
LIN Television Corp.	5.875	11-15-22	7,100,000	7,508,250
McGraw-Hill Global Education Holdings LLC (S)	7.875	05-15-24	3,765,000	4,000,313
Nexstar Escrow Corp. (S)	5.625	08-01-24	18,745,000	19,119,900

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       12

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Omnicom Group, Inc.	3.600	04-15-26	13,012,000	$13,858,366
Outfront Media Capital LLC	5.250	02-15-22	5,379,000	5,634,503
Outfront Media Capital LLC	5.625	02-15-24	11,660,000	12,403,325
Scripps Networks Interactive, Inc.	3.950	06-15-25	14,115,000	14,953,967
Sirius XM Radio, Inc. (S)	4.625	05-15-23	8,995,000	9,096,194
Sirius XM Radio, Inc. (S)	5.250	08-15-22	11,570,000	12,206,350
Sirius XM Radio, Inc. (S)	5.375	07-15-26	9,390,000	9,659,963
Sirius XM Radio, Inc. (S)	5.875	10-01-20	11,045,000	11,403,963
Time Warner, Inc.	3.875	01-15-26	16,790,000	18,249,672
Time, Inc. (S)	5.750	04-15-22	11,495,000	11,336,944
Viacom, Inc.	5.850	09-01-43	8,718,000	9,755,581
Virgin Media Secured Finance PLC	5.250	01-15-21	1,260,000	1,348,200
WMG Acquisition Corp. (S)	5.000	08-01-23	2,600,000	2,671,500
WMG Acquisition Corp. (S)	6.750	04-15-22	9,710,000	10,329,013
Specialty retail 0.7%
L Brands, Inc.	5.625	10-15-23	14,035,000	15,701,656
L Brands, Inc.	6.875	11-01-35	5,995,000	6,549,538
L Brands, Inc.	7.000	05-01-20	9,968,000	11,475,660
Lowe's Companies, Inc.	2.500	04-15-26	2,273,000	2,304,081
The Home Depot, Inc.	3.000	04-01-26	7,225,000	7,703,483
Textiles, apparel and luxury goods 0.3%
PVH Corp.	4.500	12-15-22	15,665,000	16,134,950
Consumer staples 5.3%				311,929,183
Beverages 1.3%
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26	25,520,000	27,245,560
Constellation Brands, Inc.	3.750	05-01-21	8,455,000	8,941,163
Constellation Brands, Inc.	4.250	05-01-23	18,620,000	19,865,213
Constellation Brands, Inc.	4.750	12-01-25	5,670,000	6,169,669
Cott Beverages, Inc.	5.375	07-01-22	14,040,000	14,496,300
Food and staples retailing 0.8%
CVS Health Corp.	3.875	07-20-25	26,900,000	29,630,727
Office Depot de Mexico SA de CV (S)	6.875	09-20-20	1,500,000	1,599,375
Walgreens Boots Alliance, Inc.	3.800	11-18-24	16,065,000	17,227,512
Food products 2.2%
B&G Foods, Inc.	4.625	06-01-21	16,940,000	17,469,375
Darling Ingredients, Inc.	5.375	01-15-22	8,425,000	8,846,250
Gruma SAB de CV (S)	4.875	12-01-24	1,600,000	1,786,000
Kraft Heinz Foods Company	2.000	07-02-18	8,500,000	8,602,893
Kraft Heinz Foods Company	3.950	07-15-25	24,640,000	26,794,842
Kraft Heinz Foods Company (S)	4.875	02-15-25	16,151,000	17,796,965
Post Holdings, Inc. (S)	5.000	08-15-26	20,125,000	20,074,688

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       13

	Rate (%)	Maturity date	Par value^		Value
Consumer staples (continued)
Food products (continued)
Post Holdings, Inc. (S)	6.000	12-15-22		10,825,000	$11,488,573
Post Holdings, Inc. (S)	6.750	12-01-21		14,855,000	15,950,556
Household durables 0.2%
Spectrum Brands, Inc.	5.750	07-15-25		9,855,000	10,680,356
Household products 0.3%
Kimberly-Clark Corp.	2.750	02-15-26		17,067,000	17,795,863
Revlon Escrow Corp. (S)	6.250	08-01-24		2,530,000	2,624,875
Tobacco 0.5%
Philip Morris International, Inc.	3.375	08-11-25		13,380,000	14,462,322
Philip Morris International, Inc.	5.650	05-16-18		11,520,000	12,380,106
Energy 1.2%					72,315,866
Energy equipment and services 0.7%
AmeriGas Partners LP	5.875	08-20-26		17,855,000	19,149,488
Emera US Finance LP (S)	3.550	06-15-26		22,875,000	24,074,451
Oil, gas and consumable fuels 0.5%
Exxon Mobil Corp.	2.709	03-06-25		19,055,000	19,901,709
Petroleos Mexicanos	6.000	03-05-20		2,120,000	2,319,810
Petroleos Mexicanos (S)	7.650	11-24-21	MXN	132,977,000	6,870,408
Financials 13.1%					777,940,785
Banks 10.6%
Asian Development Bank	3.250	07-20-17	NZD	23,775,000	17,384,661
Asian Development Bank	4.625	03-06-19	NZD	16,505,000	12,621,869
Asian Development Bank	5.000	03-09-22	AUD	16,430,000	14,182,126
Asian Development Bank	6.450	08-08-21	INR	252,500,000	3,792,496
Asian Development Bank	6.950	01-16-20	INR	252,400,000	3,837,535
Avenue Financial Holdings, Inc. (6.750% to 1-1-20, then 3 month LIBOR + 4.950%) (S)	6.750	12-29-24		2,250,000	2,340,000
Banco Nacional de Comercio Exterior SNC (S)	4.375	10-14-25		11,995,000	12,804,663
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (S)	3.800	08-11-26		2,465,000	2,477,079
Bank of America Corp. (P)	1.413	09-15-26		26,515,000	23,084,940
Bank of the Ozarks, Inc. (5.500% to 7-1-21, then 3 month LIBOR + 4.425%)	5.500	07-01-26		5,990,000	6,244,575
BankUnited, Inc.	4.875	11-17-25		16,775,000	17,434,610
BNC Bancorp (5.500% to 10-1-19, then 3 month LIBOR + 3.590%)	5.500	10-01-24		4,500,000	4,513,284

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       14

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Cadence Financial Corp. (6.500% to 3-11-20, then 3 month LIBOR + 4.663%) (S)	6.500	03-11-25		4,500,000	$3,825,000
CIT Group, Inc. (S)	5.500	02-15-19		15,590,000	16,505,913
Citigroup, Inc. (P)	3.595	05-04-21	AUD	13,996,000	10,569,671
Citigroup, Inc.	6.250	06-29-17	NZD	8,565,000	6,363,955
Citigroup, Inc.	6.250	06-29-17	NZD	5,416,000	4,024,189
Citigroup, Inc. (5.900% to 2-15-23, then 3 month LIBOR + 4.230%) (Q)	5.900	02-15-23		12,780,000	13,260,656
Citigroup, Inc. (5.950% to 1-30-23, then 3 month LIBOR + 4.069%) (Q)	5.950	01-30-23		12,520,000	13,020,800
CoBiz Financial, Inc. (5.625% to 6-25-25, then 3 month LIBOR + 3.170%)	5.625	06-25-30		2,705,000	2,938,306
Eagle Bancorp, Inc.	5.750	09-01-24		4,460,000	4,593,800
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23		16,575,000	16,409,250
First Niagara Financial Group, Inc.	7.250	12-15-21		13,830,000	16,931,059
Heartland Financial USA, Inc.	5.750	12-30-24		4,495,000	4,562,425
Independent Bank Group, Inc.	5.875	08-01-24		8,615,000	8,615,000
Inter-American Development Bank	3.750	10-09-18	AUD	13,365,000	10,433,441
Inter-American Development Bank	6.500	08-20-19	AUD	18,255,000	15,540,326
International Bank for Reconstruction & Development	1.375	06-23-19	SEK	75,040,000	9,137,811
International Bank for Reconstruction & Development	2.125	05-29-17	NOK	31,770,000	3,845,193
International Bank for Reconstruction & Development	2.800	01-13-21	AUD	20,865,000	16,170,456
International Bank for Reconstruction & Development	3.375	08-13-17	NZD	5,170,000	3,788,227
International Bank for Reconstruction & Development	3.500	01-22-21	NZD	22,650,000	17,062,878
International Bank for Reconstruction & Development	3.625	06-22-20	NOK	65,640,000	8,592,859
International Bank for Reconstruction & Development	3.750	01-23-19	AUD	8,355,000	6,561,547
International Bank for Reconstruction & Development	4.625	02-26-19	NZD	16,812,000	12,849,090
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	25,130,000	19,990,564
International Finance Corp.	3.250	07-22-19	AUD	29,251,000	22,832,625
International Finance Corp.	3.625	05-20-20	NZD	25,023,000	18,869,863
International Finance Corp.	3.875	02-26-18	NZD	12,705,000	9,421,255
International Finance Corp.	6.450	10-30-18	INR	851,670,000	12,731,316

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       15

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co.	4.250	11-02-18	NZD	31,595,000	$23,423,886
KFW	3.750	05-29-20	NZD	11,170,000	8,443,454
KFW	6.000	08-20-20	AUD	22,610,000	19,545,308
Landwirtschaftliche Rentenbank	6.500	04-12-17	AUD	21,320,000	16,470,095
LegacyTexas Financial Group, Inc. (5.500% to 12-1-20, then 3 month LIBOR + 3.890%)	5.500	12-01-25		3,375,000	3,400,313
National Australia Bank, Ltd.	6.000	02-15-17	AUD	22,105,000	16,907,501
Oversea-Chinese Banking Corp., Ltd. (4.000% to 10-15-19, then 5 Year U.S. Swap Rate + 2.203%) (S)	4.000	10-15-24		9,920,000	10,400,812
Pacific Continental Corp. (5.875% to 6-30-21, then 3 month LIBOR + 4.715%)	5.875	06-30-26		1,225,000	1,231,125
Pinnacle Bank (4.875% to 7-30-20, then 3 month LIBOR + 3.128%)	4.875	07-30-25		3,364,000	3,397,640
Regions Bank	6.450	06-26-37		1,250,000	1,522,991
Regions Financial Corp.	7.375	12-10-37		3,970,000	5,159,023
Renasant Corp. (5.000% to 9-1-21, then 3 month LIBOR + 3.840%)	5.000	09-01-26		3,190,000	3,221,900
Synovus Financial Corp.	5.125	06-15-17		12,140,000	12,322,100
Synovus Financial Corp.	7.875	02-15-19		7,175,000	8,080,844
Synovus Financial Corp. (5.750% to 12-15-20, then 3 month LIBOR + 4.182%)	5.750	12-15-25		23,265,000	24,434,299
Valley National Bancorp	4.550	06-30-25		6,305,000	6,410,974
Wells Fargo & Company (P)	3.200	07-27-21	AUD	9,035,000	6,838,087
Western Alliance Bank (5.000% to 7-15-20, then 3 month LIBOR + 3.200%)	5.000	07-15-25		8,785,000	8,828,925
Westpac Banking Corp.	5.000	10-21-19	GBP	3,165,000	4,665,238
Westpac Banking Corp.	7.250	02-11-20	AUD	5,300,000	4,609,020
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (Q)	5.800	06-15-23		8,290,000	8,041,300
Capital markets 0.5%
Stifel Financial Corp.	4.250	07-18-24		22,390,000	22,798,976
Temasek Financial I, Ltd.	3.265	02-19-20	SGD	5,250,000	4,069,942
The Hongkong Land Treasury Services Singapore Pte, Ltd.	3.860	12-29-17	SGD	2,500,000	1,881,541
Consumer finance 0.2%
Capital One Financial Corp.	3.750	07-28-26		12,265,000	12,312,821
Diversified financial services 0.2%
Eagle Bancorp, Inc. (5.000% to 8-1-21, then 3 month LIBOR + 3.850%)	5.000	08-01-26		3,995,000	4,099,869

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       16

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Diversified financial services (continued)
GE Capital Australia Funding Pty, Ltd.	5.750	02-17-17	AUD	1,235,000	$940,803
National Rural Utilities Cooperative Finance Corp. (5.250% to 4-20-26, then 3 month LIBOR + 3.630%)	5.250	04-20-46		7,165,000	7,563,840
Insurance 1.0%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-68		29,595,000	38,769,450
Chubb INA Holdings, Inc.	3.350	05-03-26		7,665,000	8,226,132
MetLife, Inc.	6.400	12-15-66		7,970,000	8,950,310
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42		5,730,000	6,345,975
Thrifts and mortgage finance 0.6%
Flagstar Bancorp, Inc. (S)	6.125	07-15-21		6,410,000	6,539,873
MGIC Investment Corp.	5.750	08-15-23		7,970,000	8,348,575
Radian Group, Inc.	5.250	06-15-20		9,010,000	9,532,580
WSFS Financial Corp. (4.500% to 6-15-21, then 3 month LIBOR + 3.300%)	4.500	06-15-26		9,990,000	10,039,950
Health care 7.2%					429,145,313
Biotechnology 0.7%
AbbVie, Inc.	1.800	05-14-18		14,120,000	14,192,323
AbbVie, Inc.	3.600	05-14-25		13,030,000	13,778,652
Amgen, Inc.	2.600	08-19-26		16,230,000	16,136,337
Health care equipment and supplies 0.4%
Abbott Laboratories	2.950	03-15-25		11,340,000	11,681,844
Danaher Corp.	1.650	09-15-18		13,520,000	13,692,448
Health care providers and services 4.3%
Anthem, Inc.	3.500	08-15-24		6,675,000	7,029,977
Baylor Scott & White Holdings	2.650	11-15-26		21,205,000	21,426,889
Cardinal Health, Inc.	3.200	03-15-23		10,250,000	10,706,023
Cardinal Health, Inc.	3.750	09-15-25		18,014,000	19,528,545
DaVita HealthCare Partners, Inc.	5.000	05-01-25		6,325,000	6,410,388
DaVita HealthCare Partners, Inc.	5.125	07-15-24		9,740,000	10,056,550
Express Scripts Holding Company	3.500	06-15-24		17,233,000	17,896,281
HCA Holdings, Inc.	6.250	02-15-21		15,963,000	17,279,948
HCA, Inc.	4.500	02-15-27		12,375,000	12,498,750
HCA, Inc.	5.000	03-15-24		19,135,000	20,235,263
HCA, Inc.	7.500	02-15-22		13,785,000	15,736,956
HCA, Inc.	8.000	10-01-18		1,700,000	1,901,875
Humana, Inc.	3.850	10-01-24		8,233,000	8,842,316
LifePoint Health, Inc.	5.500	12-01-21		22,030,000	23,021,350

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       17

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Health care providers and services (continued)
Montefiore Medical Center	2.895	04-30-32		10,880,000	$11,085,469
Quest Diagnostics, Inc.	4.250	04-01-24		3,540,000	3,864,622
Tenet Healthcare Corp.	4.375	10-01-21		18,011,000	17,965,973
Texas Children's Hospital	2.668	10-01-22		3,220,000	3,359,552
UnitedHealth Group, Inc.	1.900	07-16-18		18,109,000	18,332,302
WellCare Health Plans, Inc.	5.750	11-15-20		5,196,000	5,371,365
Pharmaceuticals 1.8%
Actavis Funding SCS	3.800	03-15-25		12,965,000	13,681,900
AstraZeneca PLC	1.750	11-16-18		5,195,000	5,243,885
Forest Laboratories LLC (S)	4.875	02-15-21		15,890,000	17,639,839
Forest Laboratories LLC (S)	5.000	12-15-21		16,705,000	18,747,353
Grifols Worldwide Operations, Ltd.	5.250	04-01-22		13,265,000	13,861,925
Merck & Company, Inc. (P)	0.986	05-18-18		3,850,000	3,867,606
Merck & Company, Inc.	2.750	02-10-25		27,290,000	28,506,807
Quintiles Transnational Corp. (S)	4.875	05-15-23		5,350,000	5,564,000
Industrials 3.5%					210,499,662
Aerospace and defense 1.2%
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25		23,225,000	24,937,844
Lockheed Martin Corp.	2.900	03-01-25		28,655,000	29,700,162
Lockheed Martin Corp.	3.550	01-15-26		15,475,000	16,803,328
Air freight and logistics 0.3%
XPO Logistics, Inc. (S)	6.500	06-15-22		15,445,000	16,043,494
Airlines 0.0%
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26		1,630,867	1,887,729
Commercial services and supplies 0.2%
Waste Management, Inc.	2.900	09-15-22		14,240,000	14,884,104
Construction and engineering 0.5%
AECOM	5.750	10-15-22		21,939,000	23,255,340
AECOM	5.875	10-15-24		5,420,000	5,928,125
Electrical equipment 0.3%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (S)	6.500	06-15-45		16,005,000	16,445,138
Industrial conglomerates 0.9%
3M Company	3.000	08-07-25		14,485,000	15,712,053
General Electric Company	4.250	01-17-18	NZD	5,515,000	4,068,379
General Electric Company	6.250	09-29-20	GBP	2,300,000	3,676,071
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)	5.000	01-21-21		27,125,000	29,057,656

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       18

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Professional services 0.1%
Verisk Analytics, Inc.	4.000	06-15-25		7,635,000	$8,100,239
Information technology 3.2%					191,357,954
Electronic equipment, instruments and components 0.5%
Zebra Technologies Corp.	7.250	10-15-22		26,360,000	28,600,600
Internet software and services 0.1%
Match Group, Inc.	6.750	12-15-22		3,709,000	3,945,449
IT services 0.6%
IBM Corp.	1.950	02-12-19		7,697,000	7,839,887
IBM Corp.	2.750	12-21-20	GBP	10,015,000	14,267,411
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21		13,790,000	13,845,160
Semiconductors and semiconductor equipment 0.7%
Intel Corp.	3.700	07-29-25		13,680,000	15,228,562
Micron Technology, Inc.	5.500	02-01-25		4,917,000	4,763,344
Micron Technology, Inc.	5.875	02-15-22		2,600,000	2,619,500
Micron Technology, Inc. (S)	7.500	09-15-23		4,995,000	5,506,988
Qorvo, Inc. (S)	7.000	12-01-25		11,515,000	12,752,863
Software 0.7%
Activision Blizzard, Inc. (S)	5.625	09-15-21		7,980,000	8,329,125
Electronic Arts, Inc.	4.800	03-01-26		1,852,000	2,031,477
Microsoft Corp.	3.125	11-03-25		23,155,000	24,774,067
Oracle Corp.	1.200	10-15-17		6,625,000	6,644,087
Technology hardware, storage and peripherals 0.6%
Apple, Inc.	2.400	05-03-23		13,285,000	13,598,367
Apple, Inc.	3.200	05-13-25		24,905,000	26,611,067
Materials 2.9%					170,136,457
Chemicals 0.1%
Alpek SAB de CV	4.500	11-20-22		1,625,000	1,734,688
Praxair, Inc.	3.200	01-30-26		2,305,000	2,483,087
Construction materials 0.4%
Cemex SAB de CV (S)	6.125	05-05-25		21,500,000	22,643,800
Containers and packaging 2.1%
Ball Corp.	4.000	11-15-23		16,660,000	16,951,550
Ball Corp.	4.375	12-15-20		8,310,000	8,943,638
Ball Corp.	5.250	07-01-25		21,335,000	23,095,138
Crown Americas LLC	4.500	01-15-23		18,265,000	19,086,925
Crown Cork & Seal Company, Inc.	7.375	12-15-26		7,724,000	8,689,500
Sealed Air Corp. (S)	4.875	12-01-22		10,150,000	10,657,500
Sealed Air Corp. (S)	5.125	12-01-24		16,620,000	17,783,400
Sealed Air Corp. (S)	6.500	12-01-20		15,315,000	17,497,388

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       19

	Rate (%)	Maturity date	Par value^		Value
Materials (continued)
Metals and mining 0.3%
Freeport-McMoRan, Inc.	3.550	03-01-22		16,850,000	$14,659,500
Rio Tinto Finance USA, Ltd.	7.125	07-15-28		3,115,000	4,078,716
Rio Tinto Finance USA, Ltd.	9.000	05-01-19		1,540,000	1,831,627
Real estate 1.2%					72,293,481
Equity real estate investment trusts 0.7%
American Tower Corp.	4.000	06-01-25		6,300,000	6,737,957
American Tower Corp.	4.700	03-15-22		3,195,000	3,535,175
Crown Castle Towers LLC (S)	4.883	08-15-40		5,791,000	6,309,661
Host Hotels & Resorts LP	5.250	03-15-22		14,006,000	15,441,657
Trust F/1401 (S)	5.250	12-15-24		11,970,000	12,748,050
Real estate management and development 0.5%
CapitaMalls Asia Treasury, Ltd.	3.950	08-24-17	SGD	7,750,000	5,816,314
CBRE Services, Inc.	5.000	03-15-23		8,455,000	8,928,167
Kennedy-Wilson, Inc.	5.875	04-01-24		12,650,000	12,776,500
Telecommunication services 1.6%					95,130,851
Diversified telecommunication services 1.4%
SFR Group SA (S)	6.250	05-15-24		10,360,000	10,437,700
SingTel Group Treasury Pte, Ltd.	4.500	09-08-21		15,695,000	17,594,660
T-Mobile USA, Inc.	6.125	01-15-22		16,235,000	17,127,925
T-Mobile USA, Inc.	6.250	04-01-21		5,882,000	6,139,338
T-Mobile USA, Inc.	6.500	01-15-26		11,985,000	13,116,084
T-Mobile USA, Inc.	6.625	04-01-23		3,450,000	3,680,702
T-Mobile USA, Inc.	6.836	04-28-23		3,990,000	4,279,275
Verizon Communications, Inc.	4.272	01-15-36		11,472,000	12,044,476
Wireless telecommunication services 0.2%
America Movil SAB de CV	7.125	12-09-24	MXN	202,160,000	10,710,691
Utilities 1.1%					67,396,876
Electric utilities 0.2%
Emera, Inc. (6.750% to 6-15-26, then 3 month LIBOR + 5.440%)	6.750	06-15-76		14,405,000	15,575,406
Gas utilities 0.0%
Southern Gas Networks PLC	4.875	12-21-20	GBP	805,000	1,229,821
Independent power and renewable electricity producers 0.3%
NRG Energy, Inc. (S)	6.625	01-15-27		15,595,000	15,624,163
Multi-utilities 0.6%
NiSource Finance Corp.	4.800	02-15-44		16,428,000	18,944,589
NiSource Finance Corp.	5.650	02-01-45		12,247,000	16,022,897

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       20

	Rate (%)	Maturity date	Par value^		Value
Foreign government obligations 20.9%					$1,244,034,877
(Cost $1,297,973,880)
Australia 2.9%					172,851,310
New South Wales Treasury Corp.	6.000	05-01-20	AUD	48,045,000	41,716,166
New South Wales Treasury Corp.	6.000	03-01-22	AUD	20,640,000	18,942,786
Queensland Treasury Corp. (S)	4.000	06-21-19	AUD	35,300,000	28,210,117
Queensland Treasury Corp.	5.500	06-21-21	AUD	38,875,000	34,108,238
Queensland Treasury Corp.	6.000	07-21-22	AUD	30,850,000	28,365,136
Queensland Treasury Corp.	6.250	02-21-20	AUD	10,900,000	9,427,580
Queensland Treasury Corp. (S)	7.125	09-18-17	NZD	15,877,000	12,081,287
Canada 3.0%					179,347,092
Canada Housing Trust No. 1 (S)	1.700	12-15-17	CAD	23,450,000	18,117,691
Export Development Canada	2.400	06-07-21	AUD	4,145,000	3,154,078
Export Development Canada	3.250	08-08-17	AUD	6,135,000	4,669,908
Government of Canada	1.250	03-01-18	CAD	41,980,000	32,335,228
Government of Canada	1.500	02-01-17	CAD	104,610,000	80,084,004
Province of Ontario	1.900	09-08-17	CAD	46,417,000	35,824,693
Province of Ontario	6.250	09-29-20	AUD	5,965,000	5,161,490
Finland 0.2%					9,811,133
Nordic Investment Bank	1.375	07-15-20	NOK	80,590,000	9,811,133
Indonesia 1.0%					59,411,863
Republic of Indonesia (S)	3.750	06-14-23	EUR	8,010,000	9,426,883
Republic of Indonesia	8.250	07-15-21	IDR	201,209,000,000	16,037,958
Republic of Indonesia	8.375	03-15-24	IDR	59,310,000,000	4,765,171
Republic of Indonesia	8.375	09-15-26	IDR	255,360,000,000	20,867,542
Republic of Indonesia	8.750	05-15-31	IDR	98,785,000,000	8,314,309
Mexico 2.4%					143,879,891
Government of Mexico	4.600	01-23-46		28,011,000	30,216,866
Government of Mexico	4.750	06-14-18	MXN	113,850,000	6,009,445
Government of Mexico	6.500	06-10-21	MXN	473,500,000	26,112,474
Government of Mexico	7.750	05-29-31	MXN	214,356,000	13,150,262
Government of Mexico	8.000	12-07-23	MXN	280,147,500	16,912,423
Government of Mexico	8.500	12-13-18	MXN	134,680,500	7,655,834
Government of Mexico	10.000	12-05-24	MXN	644,646,500	43,822,587
New Zealand 3.2%					189,079,063
Dominion of New Zealand	3.000	04-15-20	NZD	39,775,000	30,047,258
Dominion of New Zealand	5.000	03-15-19	NZD	46,515,000	36,397,312
Dominion of New Zealand	6.000	12-15-17	NZD	45,111,000	34,464,317
Dominion of New Zealand	6.000	05-15-21	NZD	64,995,000	55,986,050
New Zealand Local Government Funding Agency	5.000	03-15-19	NZD	26,284,000	20,295,554
New Zealand Local Government Funding Agency	6.000	12-15-17	NZD	15,656,000	11,888,572

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       21

	Rate (%)	Maturity date	Par value^		Value
Norway 1.5%					$87,622,059
Government of Norway (S)	3.750	05-25-21	NOK	203,500,000	27,834,253
Government of Norway (S)	4.250	05-19-17	NOK	142,490,000	17,549,317
Government of Norway (S)	4.500	05-22-19	NOK	318,338,000	42,238,489
Philippines 2.4%					142,447,644
Republic of Philippines	4.625	09-09-40	PHP	243,550,000	5,609,543
Republic of Philippines	4.950	01-15-21	PHP	659,000,000	15,205,553
Republic of Philippines	5.875	12-16-20	PHP	321,278,240	7,790,199
Republic of Philippines	6.250	01-14-36	PHP	895,000,000	22,611,970
Republic of Philippines	6.500	04-28-21	PHP	810,100,000	20,111,048
Republic of Philippines	7.375	03-03-21	PHP	313,800,000	8,010,005
Republic of Philippines	8.000	07-19-31	PHP	1,527,700,000	49,485,906
Republic of Philippines	8.125	12-16-35	PHP	419,020,160	13,623,420
Singapore 2.6%					155,048,042
Republic of Singapore	2.375	04-01-17	SGD	68,305,000	50,611,576
Republic of Singapore	2.500	06-01-19	SGD	69,300,000	52,935,546
Republic of Singapore	3.250	09-01-20	SGD	65,040,000	51,500,920
South Korea 0.0%					2,897,169
Korea Treasury Bond Coupon Strips	0.991	09-10-16	KRW	654,810,000	587,090
Korea Treasury Bond Coupon Strips	1.238	03-10-17	KRW	654,810,000	583,326
Korea Treasury Bond Coupon Strips	1.444	09-10-17	KRW	654,810,000	579,508
Korea Treasury Bond Coupon Strips	1.610	03-10-18	KRW	654,810,000	575,579
Korea Treasury Bond Coupon Strips	1.755	09-10-18	KRW	654,810,000	571,666
Sweden 1.7%					101,639,611
Kingdom of Sweden	1.500	11-13-23	SEK	405,505,000	53,355,196
Kingdom of Sweden	3.500	06-01-22	SEK	167,425,000	23,946,724
Kingdom of Sweden	5.000	12-01-20	SEK	76,290,000	11,036,462
Kommuninvest I Sverige AB	2.500	12-01-20	SEK	103,930,000	13,301,229
Capital preferred securities 1.0%					$59,483,876
(Cost $60,315,040)
Financials 1.0%					59,483,876
Banks 1.0%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	09-19-16		19,215,000	15,717,678
JPMorgan Chase Capital XXIII (P)	1.817	05-15-77		10,176,000	7,911,840
SunTrust Preferred Capital I (P)(Q)	4.000	10-03-16		9,340,000	7,250,175
USB Capital IX (P)(Q)	3.500	10-03-16		10,894,000	9,314,370
Wachovia Capital Trust III (P)(Q)	5.570	10-03-16		19,170,000	19,289,813
Convertible bonds 1.7%					$104,637,296
(Cost $93,904,296)
Consumer discretionary 0.1%					5,962,714
Household durables 0.1%
Lennar Corp.	3.250	11-15-21		2,961,000	5,962,714

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       22

	Rate (%)	Maturity date	Par value^	Value
Consumer staples 0.1%				$6,873,587
Tobacco 0.1%
Vector Group, Ltd. (P)	12.512	01-15-19	4,780,000	6,873,587
Financials 0.3%				19,575,447
Insurance 0.2%
Fidelity National Financial, Inc.	4.250	08-15-18	2,585,000	5,388,109
Old Republic International Corp.	3.750	03-15-18	6,180,000	7,949,025
Thrifts and mortgage finance 0.1%
MGIC Investment Corp.	2.000	04-01-20	4,850,000	6,238,313
Health care 0.6%				35,997,484
Health care equipment and supplies 0.3%
Danaher Corp.	0.000	01-22-21	4,595,000	14,290,450
Hologic, Inc. (2.000% to 3-1-18; then 0.000% thereafter)	2.000	03-01-42	3,910,000	5,334,706
Health care providers and services 0.3%
Anthem, Inc.	2.750	10-15-42	9,369,000	16,372,328
Industrials 0.2%				9,370,181
Trading companies and distributors 0.2%
Air Lease Corp.	3.875	12-01-18	7,470,000	9,370,181
Information technology 0.2%				12,835,825
Semiconductors and semiconductor equipment 0.2%
Intel Corp.	3.250	08-01-39	7,340,000	12,835,825
Real estate 0.1%				7,459,870
Equity real estate investment trusts 0.1%
Redwood Trust, Inc.	4.625	04-15-18	7,432,000	7,459,870
Telecommunication services 0.1%				6,562,188
Diversified telecommunication services 0.1%
Liberty Interactive LLC (S)	1.750	09-30-46	6,325,000	6,562,188
Municipal bonds 5.6%				$331,027,166
(Cost $316,472,668)
City of Houston (Texas)	3.628	05-15-24	1,575,000	1,765,071
City of Houston (Texas)	6.290	03-01-32	23,280,000	29,735,311
City of Seattle (Washington)	4.050	01-01-41	16,860,000	17,790,335
City Public Service Board of San Antonio (Texas)	5.985	02-01-39	6,230,000	8,886,597
Florida Hurricane Catastrophe Fund Finance Corp., Series A	2.995	07-01-20	15,920,000	16,618,410
Florida State Board of Administration Finance Corp.	2.163	07-01-19	3,290,000	3,355,767
Florida State Board of Administration Finance Corp.	2.638	07-01-21	21,045,000	21,788,730

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       23

	Rate (%)	Maturity date	Par value^	Value
Diversified telecommunication services (continued)
Kansas Development Finance Authority	3.941	04-15-26	14,075,000	$15,181,436
Kansas Development Finance Authority	4.091	04-15-27	12,495,000	13,549,078
Port of Morrow (Oregon)	3.521	09-01-27	6,320,000	6,969,190
State of Colorado	6.817	03-15-28	4,505,000	6,033,276
State of Georgia	4.150	02-01-35	4,515,000	5,097,706
State of Georgia	4.503	11-01-25	6,525,000	7,464,731
State of Hawaii	5.330	02-01-26	8,215,000	10,128,109
State of Maryland	4.400	03-01-23	7,555,000	8,769,240
State of Michigan	3.500	05-15-30	4,375,000	4,512,200
State of Texas	3.738	10-01-31	7,380,000	7,998,887
State of Texas	3.838	10-01-32	13,375,000	14,564,439
State of Texas	5.517	04-01-39	11,670,000	16,548,994
State of Utah	3.539	07-01-25	8,690,000	9,653,982
State of Utah	4.554	07-01-24	8,980,000	10,331,759
State of Washington	1.710	08-01-20	7,295,000	7,396,473
State of Wisconsin	2.049	05-01-23	16,270,000	16,350,048
State of Wisconsin	5.550	05-01-29	5,585,000	6,391,474
Texas Transportation Commission State Highway Fund	5.028	04-01-26	8,635,000	10,499,383
University of Houston (Texas)	2.800	02-15-24	5,910,000	6,241,315
University of Houston (Texas)	2.860	02-15-26	5,865,000	6,070,334
University of Houston (Texas)	3.060	02-15-27	2,835,000	2,907,349
University of Texas	3.852	08-15-46	11,490,000	13,412,047
Virginia Commonwealth Transportation Board	5.350	05-15-35	3,775,000	4,938,908
Virginia Housing Development Authority	3.250	06-25-42	8,993,046	8,964,088
Virginia Public Building Authority	5.250	08-01-25	9,030,000	11,112,499
Collateralized mortgage obligations 5.0%				$299,152,585
(Cost $303,386,584)
Commercial and residential 4.4%				263,285,540
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1 (P)	3.047	04-25-35	2,132,210	2,094,028
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	5,435,000	6,074,157
Banc of America Funding Trust Series 2005-B, Class 3A1B (P)	0.749	04-20-35	7,517,236	7,179,766
BBCMS Mortgage Trust Series 2015-STP, Class A (S)	3.323	09-10-28	5,241,000	5,411,208
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-10, Class 12A3 (P)	2.985	01-25-35	2,462,280	2,251,393
Series 2005-2, Class A1 (P)	3.090	03-25-35	2,286,657	2,295,056
Series 2005-5, Class A2 (P)	2.460	08-25-35	3,044,481	3,032,937
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	1.224	01-25-35	1,713,287	1,657,977
Series 2004-13, Class A1 (P)	1.186	11-25-34	3,298,966	3,222,808

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       24

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2004-8, Class 1A (P)	1.146	09-25-34	1,719,160	$1,685,497
Series 2005-7, Class 11A1 (P)	1.064	08-25-35	1,715,594	1,623,758
BWAY Mortgage Trust Series 2015-1740, Class D (P) (S)	3.787	01-13-35	3,335,000	3,316,233
BXHTL Mortgage Trust Series 2015-JWRZ, Class GL2 (P) (S)	4.131	05-15-29	6,055,000	5,908,385
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class DPA (P) (S)	3.442	12-15-27	9,744,544	9,634,473
Chase Mortgage Finance Trust Series 2007-A1, Class 2A1 (P)	3.097	02-25-37	2,073,294	2,069,625
Commercial Mortgage Trust (Bank of America Merrill Lynch/ Deutsche Bank) Series 2013-WWP, Class D (S)	3.898	03-10-31	2,710,000	2,711,891
Commercial Mortgage Trust (Deutsche Bank)
Series 2007-C9, Class A4 (P)	5.813	12-10-49	7,196,057	7,381,641
Series 2014-TWC, Class D (P) (S)	2.685	02-13-32	11,010,000	10,850,411
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class E (P) (S)	3.585	08-13-27	3,230,000	3,183,360
Core Industrial Trust Series 2015-CALW, Class F (P) (S)	3.850	02-10-34	6,270,000	6,261,803
Countrywide Alternative Loan Trust Series 2004-J5, Class M1 (P)	1.346	08-25-34	13,217,000	12,396,734
Credit Suisse Commercial Mortgage Trust Series 2015-GLPB, Class A (S)	3.639	11-15-34	6,215,000	6,723,150
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO	1.916	09-19-44	15,853,565	991,790
Series 2005-AR2, Class X2 IO	2.386	03-19-45	34,656,012	2,901,311
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX (P) (S)	3.495	12-15-34	7,160,000	7,001,592
GRACE Mortgage Trust Series 2014-GRCE, Class F (P) (S)	3.590	06-10-28	5,350,000	5,277,692
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM (P)	5.921	07-10-38	2,545,910	2,542,901
GSR Mortgage Loan Trust Series 2004-5, Class 2A1 (P)	3.242	05-25-34	4,092,041	4,068,453
HarborView Mortgage Loan Trust
Series 2004-5, Class 2A-6 (P)	2.619	06-19-34	3,421,376	3,401,139
Series 2004-7, Class 4A (P)	2.928	11-19-34	3,816,495	3,754,304
Series 2005-2, Class IX IO	2.135	05-19-35	9,219,131	632,560
Series 2005-9, Class 2A1A (P)	0.778	06-20-35	3,003,219	2,735,782
Series 2005-9, Class 2A1C (P)	0.888	06-20-35	2,069,314	1,849,827
Series 2007-3, Class ES IO (S)	0.350	05-19-47	9,713,362	152,655
Series 2007-4, Class ES IO	0.350	07-19-47	10,249,923	149,946

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2007-6, Class ES IO (S)	0.342	08-19-37	7,992,934	$102,493
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	4.186	11-05-30	5,200,007	5,205,216
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.189	10-25-36	17,925,519	1,648,456
Series 2005-AR18, Class 2X IO	1.913	10-25-36	14,525,852	922,027
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP7, Class AM (P)	6.184	04-15-45	861,628	860,227
Series 2007-CB18, Class A4	5.440	06-12-47	6,242,493	6,287,869
Series 2014-INN, Class F (P) (S)	4.442	06-15-29	3,395,000	3,258,554
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AM	5.413	09-15-39	3,653,102	3,653,220
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1 (P)	2.459	12-25-34	1,493,775	1,493,999
Series 2005-2, Class 1A (P)	1.904	10-25-35	46,081	44,417
Series 2005-A2, Class A2 (P)	2.644	02-25-35	3,398,447	3,392,912
Series 2005-A8, Class A2A (P)	0.716	08-25-36	13,510,050	12,622,976
Series 2006-3, Class 2A1 (P)	2.579	10-25-36	1,546,403	1,511,657
Series 2007-1, Class 2A1 (P)	2.804	01-25-37	6,893,766	6,750,696
Morgan Stanley Capital I Trust
Series 2007-IQ13, Class A4	5.364	03-15-44	3,731,982	3,773,336
Series 2014-150E, Class F (P) (S)	4.295	09-09-32	6,185,000	5,361,360
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1 (P)	2.680	10-25-34	1,039,213	1,019,976
Series 2004-9, Class 1A (P)	5.566	11-25-34	1,565,883	1,599,846
Opteum Mortgage Acceptance Corp. Trust Series 2005-4, Class 1APT (P)	0.756	11-25-35	2,126,451	1,988,416
Queens Center Mortgage Trust Series 2013-QCA, Class D (P) (S)	3.474	01-11-37	4,830,000	4,616,098
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D (P) (S)	4.388	01-05-35	5,655,000	4,802,738
Structured Asset Securities Corp. Series 2003-7A, Class 3A6 (P)	2.831	12-25-33	2,479,905	2,437,428
Thornburg Mortgage Securities Trust Series 2007-4, Class 1A1 (P)	2.433	09-25-37	7,806,044	7,617,264
WaMu Mortgage Pass Through Certificates
Series 2004-AR14, Class A1 (P)	2.591	01-25-35	3,641,145	3,637,394
Series 2005-AR19, Class A1A2 (P)	0.736	12-25-45	3,754,552	3,437,093
Series 2005-AR2, Class 2A1B (P)	0.816	01-25-45	4,491,812	4,067,097
Series 2005-AR2, Class 2A2B (P)	0.826	01-25-45	3,120,927	2,828,390
Series 2005-AR3, Class A2 (P)	2.797	03-25-35	3,766,056	3,789,709
Series 2005-AR6, Class 2A1A (P)	0.676	04-25-45	7,580,915	7,111,466
Series 2005-AR8, Class 2AB2 (P)	0.866	07-25-45	3,455,617	3,072,917
Series 2005-AR8, Class 2AB3 (P)	0.806	07-25-45	3,143,964	2,778,159

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       26

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Wells Fargo Commercial Mortgage Trust Series 2013-BTC, Class E (P) (S)	3.668	04-16-35	7,406,403	$6,924,166
Wells Fargo Mortgage Backed Securities Trust Series 2004-Z, Class 2A1 (P)	2.852	12-25-34	2,203,782	2,241,725
U.S. Government Agency 0.6%				35,867,045
Federal Home Loan Mortgage Corp.
Series 2014-DN2, Class M2 (P)	2.096	04-25-24	3,490,000	3,519,396
Series 2014-DN4, Class M2 (P)	2.846	10-25-24	5,735,781	5,777,322
Series 2015-DNA1, Class M2 (P)	2.296	10-25-27	3,690,000	3,734,521
Series 2015-DNA1, Class M3 (P)	3.746	10-25-27	2,700,000	2,776,280
Series 2016-DNA2, Class M2 (P)	2.646	10-25-28	10,830,000	11,027,237
Series 292, Class IO	3.500	11-15-27	6,344,823	698,825
Series 296, Class IO	3.000	12-15-27	5,042,663	523,256
Series 304, Class C42 IO	4.000	12-15-27	9,331,716	890,353
Federal National Mortgage Association
Series 2012-118, Class AI IO	3.500	11-25-37	9,004,183	797,447
Series 2013-39, Class KI IO	4.000	05-25-28	13,019,224	1,369,546
Series 2014-C02, Class 1M1 (P)	1.474	05-25-24	2,084,401	2,085,376
Series 402, Class 3 IO	4.000	11-25-39	626,602	90,274
Series 402, Class 4 IO	4.000	10-25-39	962,633	153,038
Series 402, Class 7 IO	4.500	11-25-39	1,303,670	196,809
Series 406, Class 3 IO	4.000	01-25-41	3,432,069	475,004
Series 407, Class 4 IO	4.500	03-25-41	5,134,700	804,373
Series 407, Class 7 IO	5.000	03-25-41	3,607,475	622,723
Series 407, Class 8 IO	5.000	03-25-41	1,880,424	325,265
Asset backed securities 5.0%				$296,646,375
(Cost $294,759,397)
Asset backed securities 5.0%				296,646,375
Aames Mortgage Investment Trust Series 2005-4, Class M2 (P)	1.174	10-25-35	7,888,640	7,675,470
Accredited Mortgage Loan Trust Series 2005-2ACCR, Class M2 (P)	0.886	07-25-35	2,705,000	2,650,743
Aegis Asset Backed Securities Trust Series 2005-2, Class M2 (P)	0.886	06-25-35	2,915,000	2,742,868
American Express Credit Account Master Trust Series 2014-3, Class A	1.490	04-15-20	11,161,745	11,210,962
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	24,611,000	24,838,472
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.686	07-25-36	8,018,137	7,774,304
Capital One Multi-Asset Execution Trust Series 2014-A2, Class A2	1.260	01-15-20	9,400,000	9,412,578

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
CarMax Auto Owner Trust Series 2013-3, Class A3	0.970	04-16-18	187,562	$187,500
Chase Issuance Trust Series 2015-A7, Class A7	1.620	07-15-20	4,660,000	4,697,452
Citibank Credit Card Issuance Trust Series 2007-A8, Class A8	5.650	09-20-19	9,195,000	9,630,953
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	23,286,600	23,307,481
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	28,244,875	28,885,328
Discover Card Execution Note Trust Series 2014-A3, Class A3	1.220	10-15-19	14,181,000	14,196,348
Domino's Pizza Master Issuer LLC Series 2015-1A, Class A2II (S)	4.474	10-25-45	24,832,350	25,299,198
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	4,481,138	4,385,214
First Frankin Mortgage Loan Trust Series 2005-FF7, Class M2 (P)	0.916	07-25-35	6,152,000	5,995,972
Ford Credit Auto Owner Trust Series 2014-C, Class A3	1.060	05-15-19	6,593,600	6,592,592
GSAA Home Equity Trust Series 2005-MTR1, Class A4 (P)	0.816	10-25-35	8,017,494	7,491,539
Home Equity Asset Trust Series 2003-1, Class M1 (P)	1.946	06-25-33	1,490,021	1,441,848
Hyundai Auto Receivables Trust Series 2016-A, Class A2A	1.210	06-17-19	11,440,000	11,447,136
New Century Home Equity Loan Trust Series 2005-1, Class M1 (P)	1.121	03-25-35	6,785,000	6,343,463
Option One Mortgage Loan Trust Series 2005-2, Class M1 (P)	1.099	05-25-35	7,332,930	7,042,671
RASC Series Trust Series 2005-KS7, Class M4 (P)	1.026	08-25-35	3,041,000	2,909,826
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.596	09-25-36	10,915,812	10,422,892
Specialty Underwriting & Residential Finance Trust Series 2006-BC1, Class A2D (P)	0.746	12-25-36	4,492,523	4,439,867
Structured Asset Investment Loan Trust
Series 2005-1, Class M2 (P) (S)	1.166	02-25-35	60,000	57,602
Series 2005-2, Class M2 (P)	1.181	03-25-35	8,997,000	8,511,086
Taco Bell Funding, LLC Series 2016-1A, Class A23 (S)	4.970	05-25-46	26,215,000	27,074,590
Wendys Funding LLC Series 2015-1A, Class A2II (S)	4.080	06-15-45	19,795,413	19,980,420

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       28

	Shares	Value
Common stocks 3.2%		$190,066,444
(Cost $165,324,118)
Consumer discretionary 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (I)	110,794	0
Financials 3.1%		185,720,491
Banks 2.6%
BankUnited, Inc.	153,604	4,938,369
Comerica, Inc.	232,810	11,009,585
Commerce Bancshares, Inc.	209,039	10,594,097
Cullen/Frost Bankers, Inc.	64,858	4,728,148
First Financial Bancorp	295,930	6,451,274
First Republic Bank	95,420	7,343,523
Glacier Bancorp, Inc.	189,893	5,685,396
Investors Bancorp, Inc.	634,693	7,774,989
MB Financial, Inc.	153,457	6,012,445
Park National Corp.	61,349	5,868,032
Prosperity Bancshares, Inc.	178,250	9,887,528
SunTrust Banks, Inc.	330,244	14,553,853
SVB Financial Group (I)	40,958	4,548,795
Synovus Financial Corp.	334,995	11,081,635
TCF Financial Corp.	573,854	8,406,961
The PNC Financial Services Group, Inc.	145,482	13,107,928
U.S. Bancorp	303,036	13,379,039
Union Bankshares Corp.	451,254	12,558,399
Consumer finance 0.3%
American Express Company	60,143	3,944,178
Capital One Financial Corp.	169,260	12,119,016
Thrifts and mortgage finance 0.2%
Kearny Financial Corp.	455,425	6,234,768
Oritani Financial Corp.	341,788	5,492,533
Industrials 0.1%		4,345,953
Construction and engineering 0.1%
HC2 Holdings, Inc. (I)	907,297	4,345,953
Preferred securities 6.7%		$398,464,363
(Cost $372,860,688)
Consumer staples 0.4%		23,548,261
Food products 0.4%
Tyson Foods, Inc., 4.750%	283,885	23,548,261
Financials 3.0%		176,513,458
Banks 2.7%
First Republic Bank, 5.500%	224,961	6,042,452

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       29

	Shares	Value
Financials (continued)
Banks (continued)
First Tennessee Bank NA, 3.750% (S)	22,722	$15,457,352
Huntington Bancshares, Inc., 8.500%	13,294	18,904,068
IBERIABANK Corp. (6.600% to 5-1-26, then 3 month LIBOR + 4.920%)	108,143	3,006,375
KeyCorp, 8.625% (I)	169,903	4,451,459
M&T Bank Corp., Series A, 6.375%	12,080	12,442,400
Regions Financial Corp., 6.375%	370,170	9,790,997
SunTrust Banks, Inc., 4.000%	309,575	7,370,981
Synovus Financial Corp., Series C (7.875% to 8-1-18, then 3 month LIBOR + 6.390%)	1,992	57,828
U.S. Bancorp, 3.500%	25,335	21,940,617
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)	429,175	13,308,717
Valley National Bancorp (6.250% to 6-30-25, then 3 month LIBOR + 3.850%)	253,467	7,489,950
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	228,245	6,386,295
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)	633,899	19,429,004
Zions Bancorporation, 7.900%	299,450	7,878,530
Zions Bancorporation (6.950% to 9-15-23, then 3 month LIBOR + 3.890%)	189,290	5,657,878
Diversified financial services 0.0%
GMAC Capital Trust I, 6.602% (P)	1,315	33,217
Insurance 0.3%
The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%)	536,600	16,865,338
Real estate 0.8%		48,706,966
Equity real estate investment trusts 0.8%
American Tower Corp., 5.250%	117,265	12,964,818
Colony Capital, Inc., 7.125%	180,025	4,511,427
Crown Castle International Corp., 4.500%	202,218	22,791,991
Welltower, Inc., 6.500%	122,265	8,438,730
Utilities 2.5%		149,695,678
Electric utilities 1.2%
Exelon Corp., 6.500%	498,082	23,614,068
NextEra Energy, Inc., 6.123%	475,270	23,502,102
NextEra Energy, Inc., 6.371%	336,050	19,726,135
SCE Trust I, 5.625%	190,505	4,960,750
Gas utilities 0.3%
Spire, Inc., 6.750%	264,392	15,599,128

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       30

Shares	Value
Utilities (continued)
Multi-utilities 1.0%
Dominion Resources, Inc., 5.250%	465,008	$11,927,455
Dominion Resources, Inc., 6.375%	608,167	30,688,107
Dominion Resources, Inc., 6.750%	386,980	19,677,933
Shares/Par	Value
Purchased options 0.3%	$15,443,003
(Cost $25,219,822)
Call options 0.1%	2,622,416
Over the Counter Option on the USD vs. CAD (Expiration Date: 12-8-17; Strike Price: $1.25; Counterparty: RBC Dominion Securities, Inc.) (I)	127,475,000	2,622,416
Put options 0.2%	12,820,587
Over the Counter Option on the AUD vs. USD (Expiration Date: 6-30-17; Strike Price: AUD 0.675; Counterparty: HSBC) (I)	96,450,000	982,924
Over the Counter Option on the EUR vs. SEK (Expiration Date: 11-2-16; Strike Price: EUR 9.00; Counterparty: Goldman Sachs & Company) (I)	81,555,000	11,826
Over the Counter Option on the EUR vs. USD (Expiration Date: 11-10-16; Strike Price: EUR 0.95; Counterparty: Deutsche Bank Securities) (I)	165,045,000	4,050
Over the Counter Option on the EUR vs. USD (Expiration Date: 2-6-17; Strike Price: EUR 1.03; Counterparty: Goldman Sachs & Company) (I)	126,435,000	534,370
Over the Counter Option on the EUR vs. USD (Expiration Date: 6-19-18; Strike Price: EUR 0.95; Counterparty: RBC Dominion Securities, Inc.) (I)	155,545,000	1,341,002
Over the Counter Option on the GBP vs. USD (Expiration Date: 1-23-17; Strike Price: GBP 1.32; Counterparty: Canadian Imperial Bank of Commerce) (I)	118,760,000	4,152,626
Over the Counter Option on the USD vs. CAD (Expiration Date: 1-18-18; Strike Price: $1.28; Counterparty: RBC Dominion Securities, Inc.) (I)	53,350,000	1,685,006
Over the Counter Option on the USD vs. CAD (Expiration Date: 10-10-17; Strike Price: $1.17; Counterparty: Canadian Imperial Bank of Commerce) (I)	237,015,000	1,233,189
Over the Counter Option on the USD vs. CAD (Expiration Date: 11-3-17; Strike Price: $1.18; Counterparty: RBC Dominion Securities, Inc.) (I)	210,515,000	1,516,129
Over the Counter Option on the USD vs. CAD (Expiration Date: 12-15-17; Strike Price: $1.18; Counterparty: RBC Dominion Securities, Inc.) (I)	154,400,000	1,359,183
Over the Counter Option on the USD vs. EUR (Expiration Date: 9-6-16; Strike Price: EUR 0.90; Counterparty: Goldman Sachs & Company) (I)	252,660,000	282
Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.5%	$29,413,000
(Cost $29,413,000)
U.S. Government Agency 0.2%	9,232,000
Federal Home Loan Bank Discount Note	0.097	09-01-16	9,232,000	9,232,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       31

	Par value^	Value
Repurchase agreement 0.3%		$20,181,000
Barclays Tri-Party Repurchase Agreement dated 8-31-16 at 0.310% to be repurchased at $20,181,174 on 9-1-16, collateralized by $19,602,100 U.S. Treasury Inflation Indexed Notes, 0.125% due 1-15-23 (valued at $20,584,895, including interest)	20,181,000	20,181,000
Total investments (Cost $5,762,801,294)† 98.9%		$5,882,098,161
Other assets and liabilities, net 1.1%		$67,146,812
Total net assets 100.0%		$5,949,244,973

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
Key to Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,029,971,040 or 17.3% of the fund's net assets as of 8-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $5,804,461,830. Net unrealized appreciation aggregated to $77,636,331, of which $232,550,533 related to appreciated investment securities and $154,914,202 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       32

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Investments, at value (Cost $5,762,801,294)	$5,882,098,161
Cash	1,087,527
Foreign currency, at value (Cost $2,594,064)	2,570,416
Cash held at broker for futures contracts	5,667,150
Cash segregated at custodian for derivative contracts	23,590,000
Receivable for investments sold	2,549,197
Receivable for fund shares sold	13,311,412
Unrealized appreciation on forward foreign currency contracts	11,791,914
Dividends and interest receivable	53,372,970
Receivable due from advisor	16
Other receivables and prepaid expenses	96,535
Total assets	5,996,135,298
Liabilities
Payable for investments purchased	6,476,313
Unrealized depreciation on forward foreign currency contracts	30,672,978
Payable for fund shares repurchased	7,600,683
Payable for futures variation margin	65,218
Distributions payable	1,046,058
Payable to affiliates
Accounting and legal services fees	71,443
Transfer agent fees	410,319
Distribution and service fees	3,581
Other liabilities and accrued expenses	543,732
Total liabilities	46,890,325
Net assets	$5,949,244,973
Net assets consist of
Paid-in capital	$6,017,170,246
Accumulated distributions in excess of net investment income	(12,588,308)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(155,441,764)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	100,104,799
Net assets	$5,949,244,973

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       33

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,137,732,313 ÷ 106,091,745 shares)[1]	$10.72
Class C ($447,046,147 ÷ 41,686,851 shares)	$10.72
Class I ($2,500,108,555 ÷ 233,088,254 shares)	$10.73
Class R2 ($19,388,491 ÷ 1,806,442 shares)	$10.73
Class R6 ($31,406,492 ÷ 2,926,344 shares)	$10.73
Class NAV ($1,813,562,975 ÷ 169,180,276 shares)	$10.72
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$11.17

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       34

STATEMENT OF OPERATIONS   For the year ended 8-31-16

Investment income
Interest	$176,423,580
Dividends	22,937,807
Less foreign taxes withheld	(1,300,027)
Total investment income	198,061,360
Expenses
Investment management fees	35,777,741
Distribution and service fees	8,027,869
Accounting and legal services fees	743,211
Transfer agent fees	4,601,329
Trustees' fees	95,019
State registration fees	196,728
Printing and postage	265,636
Professional fees	233,663
Custodian fees	1,145,263
Registration and filing fees	2,903
Other	84,157
Total expenses	51,173,519
Less expense reductions	(1,677,789)
Net expenses	49,495,730
Net investment income	148,565,630
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(118,227,168)
Futures contracts	(18,289,642)
(136,516,810)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	253,495,934
Futures contracts	(1,079,010)
252,416,924
Net realized and unrealized gain	115,900,114
Increase in net assets from operations	$264,465,744

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       35

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$148,565,630	$152,360,664
Net realized gain (loss)	(136,516,810)	200,843,058
Change in net unrealized appreciation (depreciation)	252,416,924	(284,008,317)
Increase in net assets resulting from operations	264,465,744	69,195,405
Distributions to shareholders
From net investment income
Class A	(30,020,903)	(34,176,533)
Class C	(8,495,948)	(10,766,886)
Class I	(66,751,426)	(55,672,668)
Class R2	(487,271)	(368,867)
Class R6	(621,314)	(250,669)
Class NAV	(52,088,130)	(55,648,392)
From net realized gain
Class A	(29,015,199)	—
Class C	(11,262,676)	—
Class I	(58,698,770)	—
Class R2	(495,351)	—
Class R6	(449,306)	—
Class NAV	(42,254,090)	—
Total distributions	(300,640,384)	(156,884,015)
From fund share transactions	467,324,429	988,187,104
Total increase	431,149,789	900,498,494
Net assets
Beginning of year	5,518,095,184	4,617,596,690
End of year	$5,949,244,973	$5,518,095,184
Accumulated distributions in excess of net investment income	($12,588,308)	($1,319,923)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       36

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$10.80	$10.98	$10.80	$10.94	$10.75
Net investment income[1]	0.26	0.32	0.39	0.45	0.51
Net realized and unrealized gain (loss) on investments	0.21	(0.17)	0.35	(0.09)	0.28
Total from investment operations	0.47	0.15	0.74	0.36	0.79
Less distributions
From net investment income	(0.28)	(0.33)	(0.44)	(0.50)	(0.60)
From net realized gain	(0.27)	—	(0.12)	—	—
Total distributions	(0.55)	(0.33)	(0.56)	(0.50)	(0.60)
Net asset value, end of period	$10.72	$10.80	$10.98	$10.80	$10.94
Total return (%)[2,3]	4.52	1.42	7.03	3.29	7.61
Ratios and supplemental data
Net assets, end of period (in millions)	$1,138	$1,152	$1,111	$1,213	$891
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.11	1.18	1.19	1.26
Expenses including reductions	1.08	1.08	1.17	1.17	1.17
Net investment income	2.42	2.95	3.58	4.05	4.82
Portfolio turnover (%)	44	37	48	41	29

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       37

Class C Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$10.80	$10.98	$10.80	$10.94	$10.74
Net investment income[1]	0.18	0.25	0.32	0.37	0.44
Net realized and unrealized gain (loss) on investments	0.21	(0.17)	0.34	(0.08)	0.28
Total from investment operations	0.39	0.08	0.66	0.29	0.72
Less distributions
From net investment income	(0.20)	(0.26)	(0.36)	(0.43)	(0.52)
From net realized gain	(0.27)	—	(0.12)	—	—
Total distributions	(0.47)	(0.26)	(0.48)	(0.43)	(0.52)
Net asset value, end of period	$10.72	$10.80	$10.98	$10.80	$10.94
Total return (%)[2,3]	3.79	0.71	6.28	2.56	6.96
Ratios and supplemental data
Net assets, end of period (in millions)	$447	$453	$458	$434	$291
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.81	1.88	1.90	1.96
Expenses including reductions	1.78	1.78	1.87	1.87	1.87
Net investment income	1.72	2.26	2.88	3.33	4.10
Portfolio turnover (%)	44	37	48	41	29

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       38

Class I Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$10.80	$10.98	$10.80	$10.94	$10.75
Net investment income[1]	0.29	0.36	0.43	0.49	0.55
Net realized and unrealized gain (loss) on investments	0.22	(0.17)	0.35	(0.09)	0.27
Total from investment operations	0.51	0.19	0.78	0.40	0.82
Less distributions
From net investment income	(0.31)	(0.37)	(0.48)	(0.54)	(0.63)
From net realized gain	(0.27)	—	(0.12)	—	—
Total distributions	(0.58)	(0.37)	(0.60)	(0.54)	(0.63)
Net asset value, end of period	$10.73	$10.80	$10.98	$10.80	$10.94
Total return (%)[2]	4.94	1.74	7.40	3.65	7.94
Ratios and supplemental data
Net assets, end of period (in millions)	$2,500	$2,198	$1,506	$1,055	$723
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.80	0.83	0.83	0.86
Expenses including reductions	0.76	0.76	0.82	0.82	0.86
Net investment income	2.73	3.26	3.92	4.38	5.11
Portfolio turnover (%)	44	37	48	41	29

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       39

Class R2 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$10.80	$10.99	$10.81	$10.94	$10.88
Net investment income[2]	0.25	0.31	0.39	0.41	0.23
Net realized and unrealized gain (loss) on investments	0.22	(0.17)	0.34	(0.04)	0.07
Total from investment operations	0.47	0.14	0.73	0.37	0.30
Less distributions
From net investment income	(0.27)	(0.33)	(0.43)	(0.50)	(0.24)
From net realized gain	(0.27)	—	(0.12)	—	—
Total distributions	(0.54)	(0.33)	(0.55)	(0.50)	(0.24)
Net asset value, end of period	$10.73	$10.80	$10.99	$10.81	$10.94
Total return (%)[3]	4.52	1.30	—	3.34	2.83	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$16	$8	$5	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.18	1.69	2.33	17.19	[6]
Expenses including reductions	1.13	1.14	1.22	1.22	1.22	[6]
Net investment income	2.37	2.85	3.52	3.85	4.27	[5]
Portfolio turnover (%)	44	37	48	41	29	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       40

Class R6 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$10.80	$10.98	$10.80	$10.94	$10.74
Net investment income[2]	0.30	0.36	0.43	0.48	0.55
Net realized and unrealized gain (loss) on investments	0.22	(0.16)	0.35	(0.08)	0.28
Total from investment operations	0.52	0.20	0.78	0.40	0.83
Less distributions
From net investment income	(0.32)	(0.38)	(0.48)	(0.54)	(0.63)
From net realized gain	(0.27)	—	(0.12)	—	—
Total distributions	(0.59)	(0.38)	(0.60)	(0.54)	(0.63)
Net asset value, end of period	$10.73	$10.80	$10.98	$10.80	$10.94
Total return (%)[3]	5.06	1.84	7.39	3.65	8.08
Ratios and supplemental data
Net assets, end of period (in millions)	$31	$15	$1	$1	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.77	3.72	6.45	18.33
Expenses including reductions	0.65	0.65	0.83	0.83	0.83
Net investment income	2.86	3.30	3.91	4.38	5.19
Portfolio turnover (%)	44	37	48	41	29

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       41

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$10.79	$10.97	$10.80	$10.94	$10.74
Net investment income[1]	0.30	0.37	0.45	0.51	0.56
Net realized and unrealized gain (loss) on investments	0.22	(0.17)	0.33	(0.09)	0.28
Total from investment operations	0.52	0.20	0.78	0.42	0.84
Less distributions
From net investment income	(0.32)	(0.38)	(0.49)	(0.56)	(0.64)
From net realized gain	(0.27)	—	(0.12)	—	—
Total distributions	(0.59)	(0.38)	(0.61)	(0.56)	(0.64)
Net asset value, end of period	$10.72	$10.79	$10.97	$10.80	$10.94
Total return (%)[2]	5.06	1.85	7.44	3.77	8.19
Ratios and supplemental data
Net assets, end of period (in millions)	$1,814	$1,683	$1,533	$1,341	$1,297
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.68	0.69	0.71	0.73
Expenses including reductions	0.65	0.65	0.68	0.71	0.73
Net investment income	2.85	3.39	4.07	4.54	5.29
Portfolio turnover (%)	44	37	48	41	29

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       42

Notes to financial statements

Note 1 — Organization

John Hancock Strategic Income Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to maximize total return consisting of current income and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's valuation policies and procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       43

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$2,913,729,176	—	$2,913,729,176	—
Foreign government obligations	1,244,034,877	—	1,244,034,877	—
Capital preferred securities	59,483,876	—	59,483,876	—
Convertible bonds	104,637,296	—	104,637,296	—
Municipal bonds	331,027,166	—	331,027,166	—
Collateralized mortgage obligations	299,152,585	—	299,152,585	—
Asset backed securities	296,646,375	—	296,646,375	—
Common stocks	190,066,444	$190,066,444	—	—
Preferred securities	398,464,363	383,007,011	15,457,352	—
Purchased options	15,443,003	—	15,443,003	—
Short-term investments	29,413,000	—	29,413,000	—
Total investments in securities	$5,882,098,161	$573,073,455	$5,309,024,706	—
Other financial instruments:
Futures	($293,959)	($293,959)	—	—
Forward foreign currency contracts	(18,881,064)	—	($18,881,064)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       44

difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016, were $13,046.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       45

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2016, the fund has a short-term capital loss carryfoward of $61,790,491 and a long-term capital loss carryforward of $77,703,125 available to offset future net realized capital gains. These carryforwards do not expire. Qualified late year ordinary losses of $7,560,037 are treated as occurring on September 1, 2016, the first day of the fund's next taxable year.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary income	$210,849,794	$156,884,015
Long-term Captal Gains	89,790,590	—
Total	$300,640,384	$156,884,015

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the fund had no components of distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, characterization of distributions, derivative transactions, amortization and accretion on debt securities and contingent payment debt instruments.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       46

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2016, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging from $164.7 million to $410.5 million, as measured at each quarter end. The following table summarizes the contracts held at August 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	982	Short	Dec 2016	($119,214,833)	($119,067,500)	$147,333
U.S. Treasury Long Bond Futures	798	Short	Dec 2016	(135,517,958)	(135,959,250)	(441,292)
						($293,959)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       47

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2016, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $3.5 billion to $10.9 billion, as measured at each quarter end. The following table summarizes the contracts held at August 31, 2016.

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	76,905,000	CAD	75,872,935	Royal Bank of Canada	12/21/2016	—	($242,049)	($242,049)
AUD	79,830,000	NZD	85,391,437	Citibank N.A.	12/21/2016	—	(1,849,973)	(1,849,973)
AUD	119,470,000	NZD	127,438,052	Goldman Sachs Bank USA	12/21/2016	—	(2,512,156)	(2,512,156)
AUD	134,880,000	NZD	142,945,506	HSBC Bank USA	12/21/2016	—	(2,164,084)	(2,164,084)
AUD	75,685,000	USD	57,249,345	State Street Bank and Trust Company	12/21/2016	—	(515,386)	(515,386)
CAD	76,327,059	AUD	76,905,000	Royal Bank of Canada	12/21/2016	$588,543	—	588,543
CAD	101,278,519	USD	77,400,000	Bank of Nova Scotia	12/21/2016	—	(125,185)	(125,185)
CAD	112,421,583	USD	85,705,775	Royal Bank of Canada	12/21/2016	71,121	—	71,121
CAD	685,760	USD	525,000	State Street Bank and Trust Company	12/21/2016	—	(1,770)	(1,770)
CAD	100,747,382	USD	76,900,000	Toronto Dominion Bank	12/21/2016	—	(30,439)	(30,439)
GBP	219,645,000	USD	292,527,143	HSBC Bank USA	12/21/2016	—	(3,423,230)	(3,423,230)
GBP	9,765,000	USD	12,747,133	State Street Bank and Trust Company	12/21/2016	105,878	—	105,878
GBP	40,005,000	USD	52,721,989	U.S. Bank	12/21/2016	—	(66,104)	(66,104)
NZD	84,780,260	AUD	79,605,000	State Street Bank and Trust Company	12/21/2016	1,577,090	—	1,577,090
NZD	80,030,000	USD	57,199,442	Australia and New Zealand Banking Group	12/21/2016	618,239	—	618,239
NZD	20,085,000	USD	14,496,148	Citibank N.A.	12/21/2016	14,262	—	14,262
NZD	19,980,000	USD	14,379,206	Goldman Sachs Bank USA	12/21/2016	55,346	—	55,346
NZD	37,350,000	USD	26,603,284	Standard Chartered Bank	12/21/2016	380,226	—	380,226
NZD	24,822,844	USD	17,874,800	State Street Bank and Trust Company	12/21/2016	58,465	—	58,465
SGD	22,989,972	USD	16,850,000	Royal Bank of Canada	12/21/2016	19,070	—	19,070
USD	332,408,927	AUD	444,545,425	Australia and New Zealand Banking Group	12/21/2016	—	(825,163)	(825,163)
USD	121,456,069	AUD	159,535,000	Goldman Sachs Bank USA	12/21/2016	1,867,615	—	1,867,615
USD	27,299,552	AUD	35,845,000	State Street Bank and Trust Company	12/21/2016	429,911	—	429,911

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       48

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	39,775,000	CAD	52,300,744	Bank of Montreal	12/21/2016	—	(130,109)	(130,109)
USD	79,880,000	CAD	104,351,238	Bank of Nova Scotia	12/21/2016	260,722	—	260,722
USD	221,850,000	CAD	289,413,496	Citibank N.A.	12/21/2016	1,029,489	—	1,029,489
USD	551,560,628	CAD	725,050,506	Royal Bank of Canada	12/21/2016	—	(1,647,931)	(1,647,931)
USD	6,883,270	CAD	8,990,000	State Street Bank and Trust Company	12/21/2016	23,962	—	23,962
USD	76,900,000	CAD	100,294,518	Toronto Dominion Bank	12/21/2016	375,971	—	375,971
USD	9,231,543	EUR	8,285,988	JPMorgan Chase Bank N.A.	12/21/2016	—	(55,784)	(55,784)
USD	313,840,794	GBP	237,716,269	HSBC Bank USA	12/21/2016	950,887	—	950,887
USD	52,289,836	GBP	39,815,000	Standard Chartered Bank	12/21/2016	—	(115,966)	(115,966)
USD	12,808,487	GBP	9,765,000	State Street Bank and Trust Company	12/21/2016	—	(44,525)	(44,525)
USD	105,454,716	GBP	80,012,389	U.S. Bank	12/21/2016	139,799	—	139,799
USD	23,240,000	MXN	429,070,824	Goldman Sachs Bank USA	12/21/2016	662,625	—	662,625
USD	106,274,371	MXN	2,036,614,173	State Street Bank and Trust Company	12/21/2016	—	(890,693)	(890,693)
USD	107,795,234	NOK	921,495,640	Goldman Sachs Bank USA	12/21/2016	—	(2,833,561)	(2,833,561)
USD	71,896,379	NZD	100,115,000	Citibank N.A.	12/21/2016	—	(431,711)	(431,711)
USD	14,463,522	NZD	19,980,000	Goldman Sachs Bank USA	12/21/2016	28,969	—	28,969
USD	14,359,813	NZD	19,895,000	HSBC Bank USA	12/21/2016	—	(13,331)	(13,331)
USD	56,026,723	NZD	79,665,000	Standard Chartered Bank	12/21/2016	—	(1,527,263)	(1,527,263)
USD	357,341,995	NZD	508,275,697	State Street Bank and Trust Company	12/21/2016	—	(9,861,825)	(9,861,825)
USD	57,041,445	NZD	79,905,000	U.S. Bank	12/21/2016	—	(685,929)	(685,929)
USD	108,731,598	SEK	931,503,597	Citibank N.A.	12/21/2016	—	(678,811)	(678,811)
USD	357,184,006	SGD	483,497,676	HSBC Bank USA	12/21/2016	2,413,825	—	2,413,825
USD	16,850,000	SGD	22,800,578	State Street Bank and Trust Company	12/21/2016	119,899	—	119,899
						$11,791,914	($30,672,978)	($18,881,064)

Currency abbreviations
AUD	Australian Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	Pound Sterling	SGD	Singapore Dollar
MXN	Mexican Peso	USD	US Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       49

the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the year ended August 31, 2016, the fund used purchased options to manage against anticipated currency exchange rates. The fund held purchased options with market values ranging from $10.2 million to $26.8 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Investments, at value*	Purchased options	$15,443,003	—
Interest rate	Receivable/payable for futures	Futures†	—	($293,959)
Foreign currency	Unrealized appreciation/ depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	11,791,914	(30,672,978)
Total			$27,234,917	($30,966,937)

*Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.

† Reflects cumulative appreciation/depreciation on futures. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions[1]	Investments and foreign currency transactions[2]	Total
Interest rate	($18,289,642)	—	—	($18,289,642)
Foreign currency	—	($54,838,520)	$8,123,319	(46,715,201)
Total	($18,289,642)	($54,838,520)	$8,123,319	($65,004,843)

1 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

2 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies[1]	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Interest rate	($1,079,010)	—	($12,420,767)	($13,499,777)
Foreign currency	—	($38,776,814)	—	(38,776,814)
Total	($1,079,010)	($38,776,814)	($12,420,767)	($52,276,591)

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       50

1 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund/ that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. Effective July 1, 2016, the fund has an investmentmanagement agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.700% of the first $500 million of the fund's aggregate daily net assets; (b) 0.650% of the next $3 billion of the fund's aggregate daily net assets; (c) 0.600% of the next $4 billion of the fund's aggregate daily net assets; (d) 0.590% of the next $4.5 billion of the fund's aggregate daily net assets; and (e) 0.575% of the fund's aggregate daily net assets in excess of $12 billion. Aggregate net assets generally include the net assets of the fund and other funds identified in the advisory agreement. Prior to July 1, 2016 the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.700% of the first $500 million of the fund's aggregate daily net assets; (b) 0.650% of the next $3 billion of the fund's aggregate daily net assets; (c) 0.600% of the fund's aggregate daily net assets in excess of $3.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce all or a portion of its management fee and/or make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.15%,1.85% and 1.20% for Class A, Class C and Class R2 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, underlying fund expenses (acquired fund fees) and short dividend expense. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its management fee by 0.02% as a percentage of the fund's average net assets. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses of Class R6 shares, including transfer agency fees, to the extent they exceed 0.00% of the average net assets. The class expense waiver expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average net assets of the fund. "Expenses" means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       51

indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, class specific expenses, underlying fund expenses (acquired fund fees) and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

Prior to January 1, 2016, the Advisor had voluntarily agreed to waive and/or reimburse all blue sky fees and printing and postage for the fund.

The expense reductions described above amounted to the following for year ended August 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$341,855	Class R6	$9,754
Class C	132,387	Class NAV	511,140
Class I	676,928	Total	$1,677,789
Class R2	5,725

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.60% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,069,952 for the or year ended August 31, 2016. Of this amount, $152,125 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $897,791 was paid as sales commissions to broker-dealers and $20,036 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $28,378 and $42,964 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses,

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       52

including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,467,072	$1,457,829
Class C	4,470,427	563,893
Class I	—	2,572,703
Class R2	90,370	3,314
Class R6	—	3,590
Class NAV	—	—
Total	$8,027,869	$4,601,329

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$21,432,428	1	0.72%	$426

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	32,889,548	$346,902,501	32,652,611	$356,542,248
Distributions reinvested	5,560,281	58,089,198	3,063,813	33,453,183
Repurchased	(39,111,537)	(412,909,496)	(30,210,201)	(329,673,879)
Net increase (decrease)	(661,708)	($7,917,797)	5,506,223	$60,321,552
Class C shares
Sold	8,117,540	$85,718,898	8,686,167	$94,885,087
Distributions reinvested	1,690,645	17,631,205	880,164	9,609,772
Repurchased	(10,079,961)	(106,405,591)	(9,300,258)	(101,506,168)
Net increase (decrease)	(271,776)	($3,055,488)	266,073	$2,988,691
Class I shares
Sold	132,527,144	$1,399,063,802	107,632,613	$1,172,802,292
Distributions reinvested	8,713,314	91,178,441	4,360,970	47,623,523
Repurchased	(111,727,790)	(1,168,199,090)	(45,620,409)	(497,842,262)
Net increase	29,512,668	$322,043,153	66,373,174	$722,583,553

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       53

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	1,081,845	$11,526,296	1,177,477	$12,871,209
Distributions reinvested	89,143	931,366	29,657	324,039
Repurchased	(871,163)	(9,252,733)	(410,581)	(4,490,370)
Net increase	299,825	$3,204,929	796,553	$8,704,878
Class R6 shares
Sold	1,725,192	$18,241,312	1,384,473	$15,028,096
Distributions reinvested	102,154	1,070,378	22,929	250,502
Repurchased	(308,253)	(3,253,149)	(72,345)	(788,823)
Net increase	1,519,093	$16,058,541	1,335,057	$14,489,775
Class NAV shares
Sold	18,678,791	$195,573,828	30,159,003	$330,523,512
Distributions reinvested	9,021,156	94,342,220	5,098,831	55,634,937
Repurchased	(14,488,638)	(152,924,957)	(19,028,730)	(207,059,794)
Net increase	13,211,309	$136,991,091	16,229,104	$179,098,655
Total net increase	43,609,411	$467,324,429	90,506,184	$988,187,104

Affiliates of the fund owned 91.4% of shares of beneficial interest of Class NAV on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $2,899,372,040 and $2,392,709,336, respectively, for the year ended August 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 27.8% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Balanced Fund	10.7%
John Hancock Funds II Lifestyle Growth Fund	5.0%

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       54

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Strategic Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Strategic Income Opportunities Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       55

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $89,790,590 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       56

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Strategic Income Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       57

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the fund outperformed its peer group average for the one-, three- and five-year periods

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       58

ended December 31, 2015. The Board noted the fund's performance relative to the benchmark index and peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       59

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       60

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       61

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       62

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       63

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       64

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       65

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND       66

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Strategic Income Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318222	356A 8/16 10/16

John Hancock

Natural Resources Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equity investors. Major indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index all went on to hit new all-time highs in August. Overall economic growth remains sluggish, but consumer spending and employment gains have been supportive of a continued stock market advance.

One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. At the top of many investors' minds has been the potential for additional interest-rate increases by the U.S. Federal Reserve in keeping with the health of the underlying economy. The U.K.'s vote in late June to leave the European Union (Brexit) and the upcoming U.S. election have also added uncertainty.

It is prudent to expect continued market volatility as this dynamic environment plays out. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Natural Resources Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
22	Notes to financial statements
30	Auditor's report
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

Class A shares (without sales charges)[1]
Blended Index
Morningstar natural resources fund category average
5.49
9.58
5.61
−11.38
−7.02
−4.28
−9.54
−6.11
−2.62
−3.51
−0.83
0.27
1 year
3 year
5 year
10 year

The Blended Index (gross of foreign withholding tax on dividends) comprises 60% MSCI World Energy Index and 40% MSCI World Metals & Mining Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 1-4-10. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Commodity prices rebounded

After a difficult first half for natural resources companies, a rally in commodity prices in the period's second half lifted share prices.

Positive results, but relative underperformance

The fund generated a positive return in absolute terms, but was held back by stock picking in the oil, gas, and consumable fuels industry within the energy sector.

Strong results from gold

A sharp rally in the price of gold and strong stock selection helped drive results from the fund's metals and mining positions.

INDUSTRY COMPOSITION AS OF 8/31/16 (%)

A note about risks

The natural resources industry can be significantly affected by global, political, and environmental developments and by commodity prices. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that is diversified across industries. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Currency transactions are affected by fluctuations in exchange rates. A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when fund shares are held in a taxable account. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Neil P. Brown, CFA, Jennison Associates LLC

Neil P. Brown, CFA
Portfolio Manager
Jennison Associates LLC

What market environment did investors in natural resources stocks experience for the 12-month period ended August 31, 2016?

Investors encountered two very different extremes of performance. From last August until early this calendar year, the price of oil continued to collapse, due to growing supply coupled with fears of weaker demand related to a sluggish global economy. Investor sentiment worsened, and the price of oil bottomed in February 2016.

In fact, the stage was set for a rapid recovery in oil prices. Demand remained strong, while it also became clear that supply was beginning to drop, particularly from U.S. shale producers. Against this backdrop, the price of oil began the period at about $49 per barrel, reached its intraperiod low of $26 on February 11, 2016, and stood at approximately $45 on August 31, 2016, approaching its level from a year earlier.

The other big story for commodity investors was the strong rebound in the price of gold, which took place after a multi-year downturn. Gold typically benefits during periods of economic uncertainty, which aptly describes a year that included worries about a slowing Chinese economy and Brexit, the decision of U.K. voters to terminate its involvement in the European Union. These and other factors contributed to rising demand for gold as a perceived safe haven.

The energy component of the fund's primary benchmark, the MSCI World Energy Index, gained 6.24%, while the metals component of the index, the MSCI World Metals & Mining Index, a secondary benchmark, added 14.44%. The blended index, which is made up of these two MSCI indexes and, given the fund's composition, provides what we believe is a better apples-to-apples comparison, returned 9.58% for the same time frame.

Against this backdrop, how did the fund perform?

In this environment of improving commodity prices, the fund rebounded with a positive return in absolute terms, although it did lag the blended index by a considerable amount. In relative terms, the fund was hampered the most by security selection in the oil, gas, and consumable fuels industry within the energy sector. In part, this underperformance stemmed from the fund's lack of exposure

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       4

"In relative terms, the fund was hampered the most by security selection in the oil, gas, and consumable fuels industry within the energy sector."
to several large integrated energy stocks that, because of their more defensive characteristics, held up significantly better when conditions were difficult in the first half of the period.

Meanwhile, the fund benefited from favorable security selection in the energy equipment and services industry. That said, the fund's overweighting in this category hampered results, given that it failed to keep pace with the broader energy sector.

Which stocks detracted from relative performance?

Various energy stocks provided challenges. For example, the fund had a relatively large stake in oil and gas exploration company Anadarko Petroleum Corp., whose struggles in the first half of the year weighed on results. At period end, we continued to like Anadarko's portfolio of energy assets and saw good potential from the company should the energy pricing environment continue to improve.

Energy transportation company Williams Companies, Inc. detracted. The fund owned this stock early in the period, and we ultimately sold the fund's stake in February based on our concerns about the company's business fundamentals. Williams later benefited from rising oil prices as well as the termination of a troubled merger agreement that had been hanging over the company's shares.

The fund was hampered by its exposure to energy-refining companies, especially Western Refining, Inc. and Marathon Petroleum Corp. Unlike energy producers, refiners, which convert crude oil into gasoline and other refined products, become less profitable when oil becomes more expensive, as it

TOP 10 HOLDINGS AS OF 8/31/16 (%)

Concho Resources, Inc.	4.9
Halliburton Company	4.3
Schlumberger, Ltd.	3.8
EOG Resources, Inc.	3.7
Noble Energy, Inc.	3.5
Occidental Petroleum Corp.	2.8
Cimarex Energy Company	2.8
Anadarko Petroleum Corp.	2.7
Pioneer Natural Resources Company	2.4
Suncor Energy, Inc.	2.2
TOTAL	33.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       5

did over time. Both stocks struggled in this more challenging business environment. At period end, the fund no longer held a position in Western Refining, but did continue to hold Marathon Petroleum.

Which stocks made notable performance contributions?

By far, the fund's biggest contributors were gold mining companies that were able to benefit from a rising price for the commodity. Accordingly, holdings such as Canada's Barrick Gold Corp. and Agnico Eagle Mines, Ltd., and Randgold Resources, Ltd., headquarted on the island of Jersey, became even more profitable, and their stock prices rose accordingly.

Certain energy holdings also added value. Our approach throughout the energy price downturn was to focus on firms with solid balance sheets and limited debt, which we believed would allow them to outlast weaker competitors. As the price of oil rebounded, such companies, including Concho Resources, Inc. and Continental Resources, Inc., were among the beneficiaries. In well-timed purchases, we added to the fund's exposure to these names partway through the period, which allowed the fund to capture more of the benefit of rising oil prices.

How would you describe your investment approach for the fund?

Our management strategy remains consistent in favorable and difficult market environments alike. We seek attractive growth opportunities, emphasizing firms we believe can generate long-term value by increasing production or reserves at low cost. As mentioned, this process often leads us away from large, multinational companies with good cash flow but limited growth potential.

Among energy exploration and production companies, which is typically where we focus the fund's assets, we favor firms we believe can increase their current production while also being able to convert likely reserves into proven future reserves. Another aspect of our approach is to recognize

COUNTRY COMPOSITION AS OF 8/31/16 (%)

United States	73.3
Canada	15.5
Netherlands	3.4
Jersey, Channel Islands	2.2
Peru	1.2
Switzerland	1.1
United Kingdom	1.1
Argentina	0.8
Australia	0.7
Belgium	0.5
Other countries	0.2
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       6

that some companies offer moderate growth opportunities, while others offer the potential for faster expansion, albeit at more risk to investors. To attempt to manage this risk, we will normally maintain exposure to both types of stocks.

Finally, we have a patient, long-term approach to investing. In evaluating companies' potential to generate production and reserve growth, we typically have a time frame of 12 to 18 months or more, and we are willing to hold stocks for an extended period if we believe that doing so may eventually reward the fund's shareholders. That said, we will not hesitate to sell stocks if new information emerges that causes us to rethink our investment thesis.

Where were you investing, and how were you positioning the fund at period end?

We were gradually increasing the quality of the fund, especially in the first half of the period when the price of oil was dropping. This entailed trimming or eliminating exposure to companies with financial problems that could render the firms vulnerable to lower-than-expected oil prices. We continued to emphasize growth-oriented companies that had avoided excess debt and that we believed had the financial capacity to make it through an extended period of low commodity prices.

As of period end, we remained comfortable with this positioning. Energy prices were significantly off their bottom but still had room to grow, in our opinion, and we believed the fund was well situated to benefit from further increases. At the same time, we were carefully evaluating new data as it emerged and selecting those natural resources stocks we believed were best suited to benefit from improving market sentiment. We also sought to avoid names that we believed were likely to be disproportionately punished if a recovery is slower than expected.

MANAGED BY

Neil P. Brown, CFA On the fund since 2014 Investing since 1997
Jay Saunders On the fund since 2014 Investing since 1994

The views expressed in this report are exclusively those of Neil P. Brown, CFA, Jennison Associates LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	0.18	-10.46	-4.01	-42.46	-33.56
Class I1,2	5.72	-9.38	-3.13	-38.88	-27.23
Class 1[2]	5.85	-9.15	-2.96	-38.10	-25.96
Class NAV[2]	5.86	-9.09	-2.91	-37.89	-25.57
Index 1†	6.24	-0.12	1.74	-0.59	18.81
Index 2†	14.44	-13.17	-3.55	-50.65	-30.35
Index 3†	9.58	-6.11	-0.83	-27.04	-8.04

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable to Class I, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class 1	Class NAV
Gross (%)	1.46	1.16	1.08	1.03
Net (%)	1.37	1.07	0.99	0.94

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World Energy Index; Index 2 is the MSCI World Metals & Mining Index; Index 3 is a 60%/40% blend of Index 1 and Index 2, respectively.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Natural Resources Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class I1,2	8-31-06	7,277	7,277	11,881	6,965	9,196
Class 1[2]	8-31-06	7,404	7,404	11,881	6,965	9,196
Class NAV[2]	8-31-06	7,443	7,443	11,881	6,965	9,196

The MSCI World Energy Index (gross of foreign withholding tax on dividends) consists of all the companies in the Energy sector of the MSCI World Index.

The MSCI World Metals & Mining Index (gross of foreign withholding tax on dividends) consists of all the companies in the Metals & Mining industry of the MSCI World Index.

The Blended Index (gross of foreign withholding tax on dividends) comprises 60% MSCI World Energy Index and 40% MSCI World Metals & Mining Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges which would result in lower returns.

Footnotes related to performance pages

1	Class A and Class I shares were first offered on 1-4-10. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A and Class I shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,302.20	$7.99	1.38%
Class I	1,000.00	1,302.90	6.08	1.05%
Class 1	1,000.00	1,303.60	5.79	1.00%
Class NAV	1,000.00	1,303.30	5.50	0.95%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.20	$7.00	1.38%
Class I	1,000.00	1,019.90	5.33	1.05%
Class 1	1,000.00	1,020.10	5.08	1.00%
Class NAV	1,000.00	1,020.40	4.82	0.95%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       11

Fund's investments

As of 8-31-16
	Shares	Value
Common stocks 99.6%		$638,396,170
(Cost $819,011,327)
Consumer staples 0.8%		5,056,979
Food products 0.8%
Adecoagro SA	503,182	5,056,979
Energy 69.8%		447,566,434
Energy equipment and services 17.6%
Baker Hughes, Inc.	70,989	3,487,690
Core Laboratories NV	70,433	7,873,001
Dril-Quip, Inc. (I)	151,954	8,444,084
FMC Technologies, Inc. (I)	317,650	8,957,730
Halliburton Company	646,662	27,812,933
Independence Contract Drilling, Inc. (I)	398,644	2,009,166
Patterson-UTI Energy, Inc.	634,769	12,371,648
Rowan Companies PLC, Class A	186,318	2,321,522
RPC, Inc. (I)(L)	415,325	6,366,932
Schlumberger, Ltd.	305,132	24,105,428
Superior Energy Services, Inc.	314,476	5,292,631
U.S. Silica Holdings, Inc.	95,531	3,749,592
Oil, gas and consumable fuels 52.2%
Africa Oil Corp. (I)(L)	274,700	423,131
Anadarko Petroleum Corp.	325,737	17,417,157
Cheniere Energy, Inc. (I)	123,348	5,291,629
Cimarex Energy Company	135,154	17,864,656
Concho Resources, Inc. (I)	242,144	31,285,005
CONSOL Energy, Inc.	311,768	5,686,648
Continental Resources, Inc. (I)	178,701	8,570,500
Crew Energy, Inc. (I)	589,683	2,985,737
Devon Energy Corp.	294,316	12,752,712
EOG Resources, Inc.	266,016	23,539,756
Euronav NV	322,575	2,848,337
Gulfport Energy Corp. (I)	202,730	5,798,078
Hess Corp.	259,278	14,078,795
Kosmos Energy, Ltd. (I)	463,797	2,880,179
Laredo Petroleum, Inc. (I)	531,185	6,522,952
Lekoil, Ltd. (I)	6,266,095	1,395,910
Marathon Oil Corp.	540,375	8,116,433
Marathon Petroleum Corp.	231,983	9,861,597
MEG Energy Corp. (I)	433,646	1,792,254
Newfield Exploration Company (I)	311,288	13,497,448
Noble Energy, Inc.	649,704	22,401,794

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       12

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Occidental Petroleum Corp.	234,196	$17,997,963
Oil Search, Ltd.	879,891	4,421,313
PDC Energy, Inc. (I)	156,561	10,395,650
Phillips 66	87,795	6,887,515
Pioneer Natural Resources Company	87,223	15,617,278
Range Resources Corp.	269,358	10,389,138
Rice Energy, Inc. (I)	363,356	9,556,263
Royal Dutch Shell PLC, A Shares	334,151	8,166,556
Seven Generations Energy, Ltd., Class A (I)	311,846	7,181,447
Suncor Energy, Inc.	529,435	14,352,983
Valero Energy Corp.	108,291	5,993,907
WPX Energy, Inc. (I)	733,613	8,803,356
Industrials 0.6%		3,515,893
Trading companies and distributors 0.6%
Univar, Inc. (I)	169,932	3,515,893
Materials 27.6%		177,032,777
Chemicals 6.1%
Air Products & Chemicals, Inc.	35,726	5,559,680
Albemarle Corp.	41,155	3,291,165
Celanese Corp., Series A	81,435	5,246,857
FMC Corp.	121,733	5,714,145
Potash Corp. of Saskatchewan, Inc.	304,241	5,506,762
The Dow Chemical Company	146,473	7,856,812
W.R. Grace & Company	73,107	5,711,850
Metals and mining 21.5%
Agnico Eagle Mines, Ltd.	257,256	13,030,016
Alacer Gold Corp. (I)(L)	1,841,775	4,143,081
B2Gold Corp. (I)	2,346,031	5,903,540
Barrick Gold Corp.	620,162	10,548,956
Constellium NV, Class A (I)	738,415	5,523,344
Eldorado Gold Corp. (I)	1,353,196	4,333,859
First Quantum Minerals, Ltd.	1,038,772	7,873,565
Freeport-McMoRan, Inc.	290,595	2,990,223
Glencore PLC (I)	3,187,953	7,294,836
Guyana Goldfields, Inc. (I)	1,140,318	7,165,030
Ivanhoe Mines, Ltd., Class A (I)(L)	923,288	1,309,529
Lundin Mining Corp. (I)(L)	2,739,730	10,362,255
Randgold Resources, Ltd., ADR	150,375	14,082,619
Reliance Steel & Aluminum Company	126,353	9,107,524
Rio Tinto PLC, ADR (L)	235,819	7,114,659
Silver Wheaton Corp. (L)	268,996	6,813,669

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       13

		Shares	Value
Materials (continued)
Metals and mining (continued)
Southern Copper Corp.		296,740	$7,661,827
Steel Dynamics, Inc.		244,640	6,023,037
Tahoe Resources, Inc.		526,088	6,863,937
Utilities 0.8%			5,224,087
Independent power and renewable electricity producers 0.8%
NextEra Energy Partners LP		179,337	5,224,087
	Yield (%)	Shares	Value
Securities lending collateral 2.5%			$16,254,609
(Cost $16,254,183)
John Hancock Collateral Trust (W)	0.6375(Y)	1,624,454	16,254,609
		Par value^	Value
Short-term investments 3.4%			$22,003,000
(Cost $22,003,000)
Repurchase agreement 3.4%			22,003,000
Repurchase Agreement with State Street Corp. dated 8-31-16 at 0.030% to be repurchased at $22,003,018 on 9-1-16, collateralized by $20,455,000 U.S. Treasury Notes, 3.125% due 5-15-21 (valued at $22,445,190 including interest)		22,003,000	22,003,000
Total investments (Cost $857,268,510)† 105.5%			$676,653,779
Other assets and liabilities, net (5.5%)			($35,532,497)
Total net assets 100.0%			$641,121,282

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $868,869,755. Net unrealized depreciation aggregated to $192,215,976, of which $31,848,306 related to appreciated investment securities and $224,064,282 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Unaffiliated investments, at value (Cost $841,014,327) including $15,854,981 of securities loaned	$660,399,170
Affiliated investments, at value (Cost $16,254,183)	16,254,609
Total investments, at value (Cost $857,268,510)	676,653,779
Cash	463
Foreign currency, at value (Cost $16)	16
Receivable for fund shares sold	124,410
Dividends and interest receivable	666,632
Receivable for securities lending income	16,184
Other receivables and prepaid expenses	11,208
Total assets	677,472,692
Liabilities
Payable for fund shares repurchased	19,999,439
Payable upon return of securities loaned	16,252,363
Payable to affiliates
Accounting and legal services fees	8,460
Transfer agent fees	352
Other liabilities and accrued expenses	90,796
Total liabilities	36,351,410
Net assets	$641,121,282
Net assets consist of
Paid-in capital	$1,074,487,900
Undistributed net investment income	1,313,622
Accumulated net realized gain (loss) on investments and foreign currency transactions	(254,048,023)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(180,632,217)
Net assets	$641,121,282

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($3,295,878 ÷ 292,029 shares)[1]	$11.29
Class I ($74,824 ÷ 6,637 shares)	$11.27
Class 1 ($94,784,437 ÷ 8,325,600 shares)	$11.38
Class NAV ($542,966,143 ÷ 48,049,359 shares)	$11.30
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.88

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       15

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Dividends	$8,777,826
Securities lending	538,562
Interest	3,632
Less foreign taxes withheld	(297,921)
Total investment income	9,022,099
Expenses
Investment management fees	5,922,242
Distribution and service fees	50,736
Accounting and legal services fees	78,759
Transfer agent fees	4,566
Trustees' fees	10,041
State registration fees	49,242
Printing and postage	28,112
Professional fees	64,713
Custodian fees	76,331
Registration and filing fees	4,502
Other	14,453
Total expenses	6,303,697
Less expense reductions	(562,372)
Net expenses	5,741,325
Net investment income	3,280,774
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(115,038,770)[1]
Affiliated investments	6,929
(115,031,841)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	148,890,724
Affiliated investments	1,387
148,892,111
Net realized and unrealized gain	33,860,270
Increase in net assets from operations	$37,141,044

1	Net of foreign taxes of $591.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$3,280,774	$3,659,489
Net realized loss	(115,031,841)	(81,755,500)
Change in net unrealized appreciation (depreciation)	148,892,111	(334,675,355)
Increase (decrease) in net assets resulting from operations	37,141,044	(412,771,366)
Distributions to shareholders
From net investment income
Class A	(16,502)	—
Class I	(834)	(505)
Class R6	—	(467)
Class 1	(631,202)	(476,082)
Class NAV	(4,760,760)	(3,116,076)
Total distributions	(5,409,298)	(3,593,130)
From fund share transactions	(16,431,586)	97,009,132
Total increase (decrease)	15,300,160	(319,355,364)
Net assets
Beginning of year	625,821,122	945,176,486
End of year	$641,121,282	$625,821,122
Undistributed net investment income	$1,313,622	$3,459,096

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       17

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$10.75	$18.72	$16.33	$16.04	$21.13
Net investment income[1]	0.02	— [2]	0.01	0.01	0.06
Net realized and unrealized gain (loss) on investments	0.56	(7.97)	2.41	0.30	(3.04)
Total from investment operations	0.58	(7.97)	2.42	0.31	(2.98)
Less distributions
From net investment income	(0.04)	—	(0.03)	(0.02)	(0.04)
From net realized gain	—	—	—	—	(2.07)
Total distributions	(0.04)	—	(0.03)	(0.02)	(2.11)
Net asset value, end of period	$11.29	$10.75	$18.72	$16.33	$16.04
Total return (%)[3,4]	5.49	(42.57)	14.87	1.92	(14.60)
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$5	$12	$9	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.58	1.77	1.77	1.82
Expenses including reductions	1.38	1.47	1.58	1.58	1.60
Net investment income (loss)	0.17	(0.02)	0.07	0.03	0.37
Portfolio turnover (%)	22	25	193	66	176

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       18

Class I Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$10.75	$18.74	$16.35	$16.06	$21.18
Net investment income[1]	0.05	0.01	0.07	0.04	0.11
Net realized and unrealized gain (loss) on investments	0.55	(7.98)	2.39	0.30	(3.06)
Total from investment operations	0.60	(7.97)	2.46	0.34	(2.95)
Less distributions
From net investment income	(0.08)	(0.02)	(0.07)	(0.05)	(0.10)
From net realized gain	—	—	—	—	(2.07)
Total distributions	(0.08)	(0.02)	(0.07)	(0.05)	(2.17)
Net asset value, end of period	$11.27	$10.75	$18.74	$16.35	$16.06
Total return (%)[2]	5.72	(42.54)	15.08	2.12	(14.39)
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	— [3]	$1	$7	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	3.09	2.21	1.40	1.43
Expenses including reductions	1.06	1.38	1.38	1.38	1.37
Net investment income	0.53	0.06	0.39	0.24	0.65
Portfolio turnover (%)	22	25	193	66	176

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       19

Class 1 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$10.85	$18.92	$16.50	$16.20	$21.35
Net investment income[1]	0.05	0.07	0.11	0.08	0.15
Net realized and unrealized gain (loss) on investments	0.57	(8.07)	2.42	0.32	(3.09)
Total from investment operations	0.62	(8.00)	2.53	0.40	(2.94)
Less distributions
From net investment income	(0.09)	(0.07)	(0.11)	(0.10)	(0.14)
From net realized gain	—	—	—	—	(2.07)
Total distributions	(0.09)	(0.07)	(0.11)	(0.10)	(2.21)
Net asset value, end of period	$11.38	$10.85	$18.92	$16.50	$16.20
Total return (%)[2]	5.85	(42.35)	15.44	2.44	(14.21)
Ratios and supplemental data
Net assets, end of period (in millions)	$95	$77	$135	$128	$152
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.08	1.12	1.13	1.12
Expenses including reductions	1.00	0.98	1.06	1.11	1.11
Net investment income	0.49	0.50	0.61	0.50	0.84
Portfolio turnover (%)	22	25	193	66	176

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       20

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$10.78	$18.78	$16.38	$16.09	$21.21
Net investment income[1]	0.06	0.07	0.12	0.09	0.17
Net realized and unrealized gain (loss) on investments	0.55	(8.00)	2.40	0.31	(3.06)
Total from investment operations	0.61	(7.93)	2.52	0.40	(2.89)
Less distributions
From net investment income	(0.09)	(0.07)	(0.12)	(0.11)	(0.16)
From net realized gain	—	—	—	—	(2.07)
Total distributions	(0.09)	(0.07)	(0.12)	(0.11)	(2.23)
Net asset value, end of period	$11.30	$10.78	$18.78	$16.38	$16.09
Total return (%)[2]	5.86	(42.27)	15.49	2.45	(14.11)
Ratios and supplemental data
Net assets, end of period (in millions)	$543	$544	$798	$657	$597
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.03	1.07	1.08	1.07
Expenses including reductions	0.95	0.93	1.01	1.06	1.06
Net investment income	0.56	0.54	0.67	0.57	0.91
Portfolio turnover (%)	22	25	193	66	176

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       21

Notes to financial statements

Note 1 — Organization

John Hancock Natural Resources Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fee, for each class may differ.

Effective July 8, 2015, Class R6 shares were liquidated and effective September 1, 2014, Class A and Class I shares were closed to all new and existing investors, including automatic purchase plans.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       22

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer staples	$5,056,979	$5,056,979	—	—
Energy	447,566,434	433,582,655	$13,983,779	—
Industrials	3,515,893	3,515,893	—	—
Materials	177,032,777	169,737,941	7,294,836	—
Utilities	5,224,087	5,224,087	—	—
Securities lending collateral	16,254,609	16,254,609	—	—
Short-term investments	22,003,000	—	22,003,000	—
Total investments in securities	$676,653,779	$633,372,164	$43,281,615	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       23

value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2016, the fund loaned common stocks valued at $15,854,981 and received $16,252,363 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016, were $2,668.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       24

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of August 31, 2016, the fund has a short-term capital loss carryfoward of $93,522,463 and a long-term capital loss carryforward of $152,886,643 available to offset future net realized capital gains. These carryforwards as of August 31, 2016 do not expire.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$5,409,298	$3,593,130

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $5,275,950 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       25

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis equal to the sum of: (a) 1.000% of the first $500 million of the fund's average net assets; (b) 0.950% of the fund's next $500 million of the fund's average net assets; (c) 0.900% of the fund's next $1 billion of the fund's average net assets; and (d) 0.850% of the fund's average net assets in excess of $2 billion. The Advisor has a subadvisory agreement with Jennison Associates LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive its management fee so that the amount retained by the Advisor after payment of subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets (on an annualized basis). The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances of the time.

Prior to January 1, 2016, the Advisor had contractually agreed to waive fees and/or reimburse certain expenses for Class A and Class I shares of the fund. This agreement excludes expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. The fee waivers and/or reimbursements were such that these expenses would not exceed 1.58% and 1.38% for Class A and Class I shares, respectively.

The Advisor has voluntarily agreed to reduce a portion of its management fee or make payments to the fund if certain expenses of the fund exceed 0.20% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, management fees, class specific fees, short dividend expense, and acquired fund fees. Prior to January 1, 2016, the Advisor had voluntarily agreed to waive and/or reimburse all state registration fees and printing and postage for the fund.

The expense reductions described above amounted to the following for the year ended August 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$3,349	Class NAV	$483,516
Class I	98	Total	$562,372
Class 1	75,409

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.90% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       26

the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges. For the year ended August 31, 2016, no sales charges were assessed.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, there were no CDSCs received by the Distributor for Class A.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$10,616	$4,451
Class I	—	115
Class 1	40,120	—
Total	$50,736	$4,566

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$20,922,906	1	0.70%	$407

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       27

Note 5 — Fund share transactions

Transactions in fund shares for the year ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	—	—	48	$600
Distributions reinvested	1,734	$16,495	—	—
Repurchased	(134,652)	(1,294,126)	(190,864)	(2,618,368)
Net decrease	(132,918)	($1,277,631)	(190,816)	($2,617,768)
Class I shares
Distributions reinvested	85	$809	38	$498
Repurchased	(8,537)	(88,169)	(16,130)	(224,088)
Net decrease	(8,452)	($87,360)	(16,092)	($223,590)
Class R6 shares
Distributions reinvested	—	—	10	$135
Repurchased	—	—	(7,930)	(99,025)
Net increase (decrease)	—	—	(7,920)	($98,890)
Class 1 shares
Sold	2,365,524	$23,761,490	1,486,763	$19,516,888
Distributions reinvested	65,956	631,202	35,796	476,082
Repurchased	(1,236,930)	(13,199,964)	(1,508,004)	(20,578,722)
Net increase	1,194,550	$11,192,728	14,555	($585,752)
Class NAV shares
Sold	286,281	$2,825,940	9,436,893	$121,289,576
Distributions reinvested	501,661	4,760,760	236,066	3,116,076
Repurchased	(3,189,638)	(33,846,023)	(1,730,303)	(23,870,520)
Net increase (decrease)	(2,401,696)	($26,259,323)	7,942,656	$100,535,132
Total net increase (decrease)	(1,348,516)	($16,431,586)	7,742,383	$97,009,132

Affiliates of the fund owned 100% of shares of beneficial interest of Class 1 and Class NAV, respectively, on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $129,272,599 and $135,514,030, respectively, for the year ended August 31, 2016.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       28

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 84.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Fund II Lifestyle Growth Portfolio	28.2%
John Hancock Fund II Lifestyle Balanced Portfolio	21.7%
John Hancock Fund II Lifestyle Aggressive Portfolio	12.7%

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       29

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Natural Resources Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Natural Resources Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, broker, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       30

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       31

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Jennison Associates LLC (the Subadvisor), for John Hancock Natural Resources Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 23-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       32

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-year period ended December 31, 2015, and underperformed its benchmark index for the three- and five-year periods ended December 31, 2015. The Board also noted that the fund underperformed its peer group average for the one-, three- and five year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including differences in the fund's

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       33

investment strategies relative to the Lipper peer group. The Board also concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and that the total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       34

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       35

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       36

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Jennison Associates LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK NATURAL RESOURCES FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Natural Resources Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318214	354A 8/16 10/16

John Hancock

Alternative Asset Allocation Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile, but ultimately positive, stretch for investors. Major stock market indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and NASDAQ Composite Index all went on to hit all-time highs in August. Corporate bonds, especially higher-yielding segments, followed a similar trajectory, selling off through February before mounting a comeback in the second half of the period. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. In such an environment, our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. The U.S. Federal Reserve has continued to take a cautious and gradual approach to raising rates, and that too should help support the markets here at home.

Looking ahead, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Alternative Asset Allocation Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
23	Notes to financial statements
34	Auditor's report
35	Tax information
36	Continuation of investment advisory and subadvisory agreements
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

The HFRX Global Hedge Fund Index is composed of all eligible hedge fund strategies including four principal strategies: equity hedge, event driven, macro/ managed futures, and relative value arbitrage.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global stock and bond indexes were up

Capital markets were generally kind to investors; with the exception of certain international developed-market stock indexes, most major equity and fixed-income asset classes across the world posted positive returns.

The fund generated positive returns

The fund was up, outpacing its benchmark, the HFRX Global Hedge Fund Index, and Morningstar's multialternative fund category average for the period.

Absolute return exposure was a net contributor

On the whole, the fund's basket of absolute return strategies delivered positive returns, with an underlying manager focused on foreign exchange faring the best among that group.

ASSET ALLOCATION AS OF 8/31/16 (%)

Affiliated investment companies	82.9
Alternative investment approaches	47.2
Absolute return strategies	22.0
Alternative markets	13.7
Unaffiliated investment companies	15.1
Absolute return strategies	9.9
Alternative markets	5.2
Short-term investments and other	2.0
As a percentage of net assets.

A note about risks

The fund's performance depends on the subadvisor's ability to determine asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The fund is subject to the same risks as the underlying funds and exchange-traded funds (ETFs) in which it invests. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. An ETF has its own fees and expenses, which are indirectly borne by the fund. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The securities of small companies are subject to higher volatility than those of larger, more established companies. High-yield bonds are subject to additional risks, such as increased risk of default. Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the subadvisor may favor an asset category that performs poorly relative to the other asset categories. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. The fund's losses could exceed the amount invested in its currency instruments. Short sales involve costs and risk. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       3

Discussion of fund performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

While many asset classes were up, there were certainly turbulent moments along the way, and some markets fared much better than others. How would you describe the environment during the 12 months ended August 31, 2016?

The market environment continued to pose challenges for investors, highlighted by slow economic growth, commodity price volatility, and extreme monetary policy measures from many major central banks around the globe. The MSCI World Index was up 7.32%, but equities experienced wide performance dispersion by region, with U.S. stocks leading the way as the S&P 500 Index posted double-digit percentage gains while developed markets abroad struggled.

Although many market participants initially believed the U.S. Federal Reserve (Fed) would increase short-term interest rates multiple times over the period, a number of obstacles—including subdued inflation—kept the Fed on hold after only one rate hike, in December 2015. The pause in the tightening cycle supported fixed-income prices as yields declined in the United States. The Bloomberg Barclays U.S. Aggregate Bond Index was up 5.97%. Corporate credit performed particularly well as improving bond market liquidity, continued demand for investment income, and stabilizing commodity prices helped prompt tightening yield spreads.

Given its emphasis on alternative markets and investment strategies, how did the fund perform, in absolute terms?

The fund's Class A shares were up 1.60%, excluding sales charges. While the fund trailed the broader stock and bond markets, it outpaced its primary benchmark, the HFRX Global Hedge Fund

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       4

"The market environment continued to pose challenges for investors, highlighted by slow economic growth, commodity price volatility, and extreme monetary policy measures from many major central banks around the globe."
Index, which was down 1.91%, and the Morningstar multialternative fund category average (up 0.05%).

What holdings were among the positive contributors to performance?

Absolute Return Currency Fund (First Quadrant) was among the top contributors to performance for the period. Taking long and short positions in developed-market currencies, this holding seeks to generate positive total returns without relying on rising stock or bond markets. It benefited from long exposure to the Japanese yen, which appreciated relative to most other major currencies for the period.

Other contributors to performance included Strategic Income Opportunities Fund (JHAM), which employs a flexible multi-sector approach to investing in debt and currency markets, and Short Duration Credit Opportunities Fund (Stone Harbor), another fixed-income strategy, which pursues its objective by emphasizing the assumption of credit risk over interest-rate risk. An environment of narrowing yield spreads favored both positions.

The Arbitrage Fund (Water Island Capital) and Touchstone Merger Arbitrage Fund (Longfellow Investment Management) also generated positive returns during a period marked by an uptick in certain corporate actions.

What about holdings that detracted from performance for the period?

Technical Opportunities Fund (Wellington), an equity strategy employing a momentum-oriented investment process, was the most significant detractor from performance during a period that saw more than one major trend reversal. The strategy tends to perform relatively well during sustained periods of price action favoring one direction over the other, but it struggled during this choppy

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       5

"Absolute Return Currency Fund (First Quadrant) was among the top contributors to performance for the period."
market environment that saw sharp declines in the opening weeks of 2016, followed by an equally sharp rebound, beginning in mid February.

Global Absolute Return Strategies Fund (Standard Life), a multi-asset, macro-oriented investment approach, also weighed on performance. Long allocations to European equities and the U.S. dollar hindered results, as did a short position in U.S. duration, which was designed to profit in a rising interest-rate environment (instead, interest rates declined for the period).

What changes to the fund's composition did you make during the period?

We made no material changes to the core composition of the fund during the period. On the margin, we reduced exposure to the energy sector after oil prices rebounded off their recent lows.

How was the fund positioned at the close of the period?

We group the fund's holdings into three broad categories: alternative investment approaches, absolute return strategies, and alternative markets. At the close of the period, alternative investment approaches represented the largest portion of the fund's assets. Such strategies use opportunistic, relatively unconstrained techniques and can tactically alter market-level exposures. These mandates are often designed to demonstrate distinctive patterns of return relative to more mainstream asset classes. Strategic Income Opportunities Fund was the largest holding in this category.

Absolute return strategies—designed with a goal of achieving positive returns in a variety of environments—represented the next largest portion of the fund's assets. Global Absolute Return Strategies Fund was the most sizable holding in this category.

Finally, alternative markets provide exposure to niche asset classes where the drivers of

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       6

performance are often unrelated to those of traditional stock and bond markets. Enduring Assets Fund (Wellington), which invests in infrastructure-related equities, including companies holding real, long-lived assets on their balance sheets, was the biggest holding in this group.

MANAGED BY

Robert M. Boyda On the fund since 2010 Investing since 1979
Marcelle Daher, CFA On the fund since 2013 Investing since 1999
Nathan W. Thooft, CFA On the fund since 2013 Investing since 2000

The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1,2]	5-year	Since inception[1,2]
Class A	-3.48	1.59	7.02	8.22	68.24
Class C3	-0.05	1.92	6.92	9.95	67.07
Class I3,4	1.93	2.99	7.90	15.86	79.10
Class R2[3,4]	1.51	2.24	6.56	11.72	62.80
Class R4[3,4]	1.79	2.27	7.08	11.88	68.90
Class R6[3,4]	2.05	3.03	6.20	16.08	58.57
Index †	-1.91	0.59	1.95	2.97	15.94

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.88	2.59	1.58	1.97	1.83	1.47
Net (%)	1.82	2.53	1.52	1.91	1.67	1.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the HFRX Global Hedge Fund Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Alternative Asset Allocation Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the HFRX Global Hedge Fund Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,3,5	1-2-09	16,707	16,707	11,594
Class I2,3,4	1-2-09	17,910	17,910	11,594
Class R2[2,3,4]	1-2-09	16,280	16,280	11,594
Class R4[2,3,4]	1-2-09	16,890	16,890	11,594
Class R6[2,3,4]	1-2-09	15,857	15,857	11,594

The HFRX Global Hedge Fund Index is composed of all eligible hedge fund strategies, including four principal strategies: equity hedge, event driven, macro/ managed futures, and relative value arbitrage.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 1-2-09.
2	Performance information prior to 12-20-10 reflects an allocation to a different mix of underlying funds, and would have been different if the fund's investments had been allocated to its current mix of underlying funds.
3	Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 6-14-11, 12-31-10, 3-1-12, 6-27-13, and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C, Class I, Class R2, Class R4, and Class R6 shares, as applicable.
4	For certain types of investors, as described in the fund's prospectus.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio[2]
Class A	$1,000.00	$1,044.90	$3.08	0.60%
Class C	1,000.00	1,041.80	6.67	1.30%
Class I	1,000.00	1,047.20	1.49	0.29%
Class R2	1,000.00	1,044.90	3.50	0.68%
Class R4	1,000.00	1,046.40	2.26	0.44%
Class R6	1,000.00	1,047.20	0.93	0.18%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio[2]
Class A	$1,000.00	$1,022.10	$3.05	0.60%
Class C	1,000.00	1,018.60	6.60	1.30%
Class I	1,000.00	1,023.70	1.48	0.29%
Class R2	1,000.00	1,021.70	3.46	0.68%
Class R4	1,000.00	1,022.90	2.24	0.44%
Class R6	1,000.00	1,024.20	0.92	0.18%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
2	The fund's expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was 0.65%-3.39% for the period ended 8-31-16.
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       11

Fund's investments

As of 8-31-16
			Shares	Value
Affiliated investment companies (G) 82.9%				$694,380,779
(Cost $726,025,408)
Absolute return strategies 22.0%				184,341,088
	Absolute Return Currency, Class NAV (First Quadrant) (I)		7,604,574	72,243,457
	Global Absolute Return Strategies, Class NAV (Standard Life)		11,187,388	112,097,631
Alternative investment approaches 47.2%				395,328,748
	Redwood, Class NAV (Boston Partners)		9,279,486	94,743,547
	Seaport, Class NAV (Wellington)		6,569,793	70,231,092
	Short Duration Credit Opportunities, Class NAV (Stone Harbor)		9,844,954	94,905,352
	Strategic Income Opportunities, Class NAV (JHAM) (A)(1)		9,549,984	102,375,827
	Technical Opportunities, Class NAV (Wellington)		3,082,286	33,072,930
Alternative markets 13.7%				114,710,943
	Enduring Assets, Class NAV (Wellington)		3,312,292	37,064,544
	Global Income, Class NAV (Stone Harbor)		3,499,109	33,206,544
	Global Real Estate, Class NAV (Standard Life)		1,227,373	13,243,355
	Natural Resources, Class NAV (Jennison)		435,132	4,916,993
	Real Return Bond, Class NAV (PIMCO)		2,315,375	26,279,507
Unaffiliated investment companies 15.1%				$126,240,937
(Cost $124,463,449)
Absolute return strategies 9.9%				83,197,729
	The Arbitrage Fund, Class I		3,604,669	47,437,449
	Touchstone Merger Arbitrage Fund, Class I (I)(V)		3,221,647	35,760,280
Alternative markets 5.2%				43,043,208
	Energy Select Sector SPDR Fund		47,552	3,259,214
	Financial Select Sector SPDR Fund		93,347	2,292,602
	iShares U.S. Oil & Gas Exploration & Production ETF		27,769	1,627,819
	PowerShares DB Commodity Index Tracking Fund (I)		697,865	10,042,277
	PowerShares DB Energy Fund (I)		405,667	4,774,701
	PowerShares DB Gold Fund (I)		173,707	7,342,595
	VanEck Vectors Gold Miners ETF		53,360	1,358,012
	Vanguard Information Technology ETF		49,866	5,878,703
	Vanguard REIT ETF		46,859	4,169,045
	WisdomTree Japan Hedged Equity Fund		53,200	2,298,240
	Yield (%)		Shares	Value
Short-term investments 2.0%
(Cost $16,888,758)
Money market funds 2.0%				16,888,758
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2582(Y	)	16,888,758	$16,888,758
Total investments (Cost $867,377,615)† 100.0%				$837,510,474
Other assets and liabilities, net 0.0%				$245,382
Total net assets 100.0%				$837,755,856

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       12

Percentages are based upon net assets
Key to Security Abbreviations and Legend
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
(A)	The subadvisor is an affiliate of the advisor.
(G)	The portfolio's subadvisor is shown parenthetically.
(I)	Non-income producing.
(V)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $873,450,266. Net unrealized depreciation aggregated to $35,939,792, of which $8,685,882 related to appreciated investment securities and $44,625,674 related to depreciated investment securities.

Affiliated Underlying Funds' Subadvisors
First Quadrant LP	(First Quadrant)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company LLC	(PIMCO)
Robeco Investment Management, Inc., doing business as Boston Partners	(Boston Partners)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
Stone Harbor Investment Partners LP	(Stone Harbor)
Wellington Management Company LLP	(Wellington)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Investments in unaffiliated funds, at value (Cost 107,014,697)	$107,369,415
Investments in affiliated funds and issuers, at value (Cost $760,362,918)	730,141,059
Total investments, at value (Cost $867,377,615)	837,510,474
Cash	22,295
Cash held at broker for futures contracts	365,400
Cash segregated at custodian for derivative contracts	100,000
Receivable for investments sold	358,235
Receivable for fund shares sold	1,521,878
Dividends and interest receivable	627,424
Receivable due from advisor	757
Other receivables and prepaid expenses	49,728
Total assets	840,556,191
Liabilities
Payable for investments purchased	644,115
Unrealized depreciation on forward foreign currency contracts	231,978
Payable for fund shares repurchased	1,691,353
Payable to affiliates
Accounting and legal services fees	10,219
Transfer agent fees	83,936
Distribution and service fees	1,726
Other liabilities and accrued expenses	137,008
Total liabilities	2,800,335
Net assets	$837,755,856
Net assets consist of
Paid-in capital	$903,265,995
Undistributed net investment income	2,410,656
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(37,394,451)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(30,526,344)
Net assets	$837,755,856

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($278,232,723 ÷ 19,928,790 shares)[1]	$13.96
Class C ($99,403,000 ÷ 7,116,331 shares)[1]	$13.97
Class I ($433,424,465 ÷ 30,987,422 shares)	$13.99
Class R2 ($6,635,605 ÷ 475,671 shares)	$13.95
Class R4 ($3,926,836 ÷ 280,677 shares)	$13.99
Class R6 ($16,133,227 ÷ 1,152,861 shares)	$13.99
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.69

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       14

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Income distributions received from affiliated funds	$19,659,304
Dividends	631,561
Interest	35,931
Total investment income	20,326,796
Expenses
Investment management fees	2,318,164
Distribution and service fees	2,200,464
Accounting and legal services fees	124,151
Transfer agent fees	1,108,494
Trustees' fees	17,061
State registration fees	136,924
Printing and postage	118,784
Professional fees	88,960
Custodian fees	34,475
Registration and filing fees	9,724
Other	18,717
Total expenses	6,175,918
Less expense reductions	(1,295,558)
Net expenses	4,880,360
Net investment income	15,446,436
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds and foreign currency transactions	(11,188,507)
Investments in affiliated funds and issuers	(20,546,095)
Capital gain distributions received from affiliated investments	18,263,294
Capital gain distributions received from unaffiliated investments	1,260,769
Futures contracts	(97,225)
(12,307,764)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds and translation of assets and liabilities in foreign currencies	10,238,833
Investments in affiliated funds and issuers	(714,849)
Futures contracts	(702,449)
8,821,535
Net realized and unrealized loss	(3,486,229)
Increase in net assets from operations	$11,960,207

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$15,446,436	$16,648,088
Net realized loss	(12,307,764)	(3,516,191)
Change in net unrealized appreciation (depreciation)	8,821,535	(64,664,286)
Increase (decrease) in net assets resulting from operations	11,960,207	(51,532,389)
Distributions to shareholders
From net investment income
Class A	(5,446,160)	(5,938,677)
Class C	(973,162)	(886,660)
Class I	(8,892,678)	(9,573,476)
Class R2	(78,687)	(20,095)
Class R4	(5,625)	(3,908)
Class R6	(119,982)	(149,493)
From net realized gain
Class A	(4,274,517)	(13,144,895)
Class C	(1,446,910)	(4,444,671)
Class I	(5,759,546)	(17,398,343)
Class R2	(65,693)	(54,725)
Class R4	(3,937)	(8,553)
Class R6	(73,046)	(242,975)
Total distributions	(27,139,943)	(51,866,471)
From fund share transactions	(229,827,720)	(64,412,172)
Total decrease	(245,007,456)	(167,811,032)
Net assets
Beginning of year	1,082,763,312	1,250,574,344
End of year	$837,755,856	$1,082,763,312
Undistributed net investment income	$2,410,656	$3,872,945

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       16

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$14.12	$15.35	$14.68	$14.32	$14.02
Net investment income[1,2]	0.22	0.19	0.14	0.16	0.22
Net realized and unrealized gain (loss) on investments	— [3]	(0.81)	0.86	0.42	0.47
Total from investment operations	0.22	(0.62)	1.00	0.58	0.69
Less distributions
From net investment income	(0.21)	(0.19)	(0.14)	(0.14)	(0.15)
From net realized gain	(0.17)	(0.42)	(0.19)	(0.08)	(0.24)
Total distributions	(0.38)	(0.61)	(0.33)	(0.22)	(0.39)
Net asset value, end of period	$13.96	$14.12	$15.35	$14.68	$14.32
Total return (%)[4,5]	1.60	(4.14)	6.88	4.10	5.12
Ratios and supplemental data
Net assets, end of period (in millions)	$278	$404	$484	$329	$111
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	0.73	0.70	0.72	0.76	0.97
Expenses including reductions[6]	0.59	0.56	0.60	0.65	0.73
Net investment income[2]	1.56	1.29	0.96	1.09	1.62
Portfolio turnover (%)	17	45	26	22	34

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.39%, 0.12%-2.83%, 0.68% - 2.70%, 0.71%-1.29% and 0.73%-1.43% for the years ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       17

Class C Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$14.12	$15.35	$14.68	$14.32	$14.03
Net investment income[1,2]	0.12	0.09	0.04	0.05	0.11
Net realized and unrealized gain (loss) on investments	0.01	(0.82)	0.85	0.43	0.48
Total from investment operations	0.13	(0.73)	0.89	0.48	0.59
Less distributions
From net investment income	(0.11)	(0.08)	(0.03)	(0.04)	(0.06)
From net realized gain	(0.17)	(0.42)	(0.19)	(0.08)	(0.24)
Total distributions	(0.28)	(0.50)	(0.22)	(0.12)	(0.30)
Net asset value, end of period	$13.97	$14.12	$15.35	$14.68	$14.32
Total return (%)[3,4]	0.94	(4.83)	6.13	3.38	4.32
Ratios and supplemental data
Net assets, end of period (in millions)	$99	$135	$162	$109	$34
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	1.43	1.41	1.43	1.48	1.66
Expenses including reductions[5]	1.29	1.26	1.31	1.37	1.42
Net investment income[2]	0.85	0.59	0.25	0.36	0.83
Portfolio turnover (%)	17	45	26	22	34

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.39%, 0.12%-2.83%, 0.68% - 2.70%, 0.71%-1.29% and 0.73%-1.43% for the years ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       18

Class I Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$14.15	$15.37	$14.70	$14.34	$14.06
Net investment income[1,2]	0.26	0.24	0.19	0.21	0.26
Net realized and unrealized gain (loss) on investments	— [3]	(0.81)	0.85	0.43	0.48
Total from investment operations	0.26	(0.57)	1.04	0.64	0.74
Less distributions
From net investment income	(0.25)	(0.23)	(0.18)	(0.20)	(0.22)
From net realized gain	(0.17)	(0.42)	(0.19)	(0.08)	(0.24)
Total distributions	(0.42)	(0.65)	(0.37)	(0.28)	(0.46)
Net asset value, end of period	$13.99	$14.15	$15.37	$14.70	$14.34
Total return (%)[4]	1.93	(3.80)	7.21	4.47	5.48
Ratios and supplemental data
Net assets, end of period (in millions)	$433	$532	$592	$290	$83
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	0.42	0.39	0.40	0.39	0.57
Expenses including reductions[5]	0.28	0.24	0.28	0.28	0.33
Net investment income[2]	1.88	1.63	1.24	1.42	1.90
Portfolio turnover (%)	17	45	26	22	34

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.39%, 0.12%-2.83%, 0.68% - 2.70%, 0.71%-1.29% and 0.73%-1.43% for the years ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       19

Class R2 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$14.11	$15.33	$14.66	$14.30	$14.21
Net investment income[2,3]	0.20	0.14	0.10	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.01	(0.79)	0.87	0.45	—	[4]
Total from investment operations	0.21	(0.65)	0.97	0.56	0.09
Less distributions
From net investment income	(0.20)	(0.15)	(0.11)	(0.12)	—
From net realized gain	(0.17)	(0.42)	(0.19)	(0.08)	—
Total distributions	(0.37)	(0.57)	(0.30)	(0.20)	—
Net asset value, end of period	$13.95	$14.11	$15.33	$14.66	$14.30
Total return (%)[5]	1.51	(4.31)	6.67	3.94	0.63	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$2	$2	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions[8]	0.81	1.02	2.20	7.89	16.91	[9]
Expenses including reductions[8]	0.67	0.69	0.82	0.82	0.81	[9]
Net investment income[3]	1.43	1.02	0.65	0.74	1.29	[9]
Portfolio turnover (%)	17	45	26	22	34	[10]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.39%, 0.12%-2.83%, 0.68% - 2.70%, 0.71%-1.29% and 0.73%-1.43% for the years ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       20

Class R4 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$14.15	$15.36	$14.69	$14.50
Net investment income[2,3]	0.14	0.20	0.13	0.02
Net realized and unrealized gain (loss) on investments	0.10	(0.80)	0.87	0.17
Total from investment operations	0.24	(0.60)	1.00	0.19
Less distributions
From net investment income	(0.23)	(0.19)	(0.14)	—
From net realized gain	(0.17)	(0.42)	(0.19)	—
Total distributions	(0.40)	(0.61)	(0.33)	—
Net asset value, end of period	$13.99	$14.15	$15.36	$14.69
Total return (%)[4]	1.79	(3.99)	6.92	1.31	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions[7]	0.67	2.23	13.79	15.62	[8]
Expenses including reductions[7]	0.43	0.40	0.57	0.57	[8]
Net investment income[3]	1.00	1.44	0.89	0.70	[8]
Portfolio turnover (%)	17	45	26	22	[9]

1	The inception date for Class R4 shares is 6-27-13
2	Based on average daily shares outstanding.
3	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.39%, 0.12%-2.83%, 0.68% - 2.70% and 0.71%-1.29% for the years ended 8-31-16, 8-31-15, 8-31-14 and 8-31-13, respectively.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       21

Class R6 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12 [1]
Per share operating performance
Net asset value, beginning of period	$14.15	$15.39	$14.70	$14.34	$14.06
Net investment income[2,3]	0.21	0.24	0.18	0.22	0.30
Net realized and unrealized gain (loss) on investments	0.07	(0.81)	0.88	0.41	0.44
Total from investment operations	0.28	(0.57)	1.06	0.63	0.74
Less distributions
From net investment income	(0.27)	(0.25)	(0.18)	(0.19)	(0.22)
From net realized gain	(0.17)	(0.42)	(0.19)	(0.08)	(0.24)
Total distributions	(0.44)	(0.67)	(0.37)	(0.27)	(0.46)
Net asset value, end of period	$13.99	$14.15	$15.39	$14.70	$14.34
Total return (%)[4]	2.05	(3.74)	7.29	4.41	5.48
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$9	$10	$2	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	0.32	0.34	0.83	1.42	18.25
Expenses including reductions[6]	0.17	0.13	0.19	0.35	0.34
Net investment income[3]	1.52	1.66	1.22	1.50	2.12
Portfolio turnover (%)	17	45	26	22	34

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Less than $500,000.
6	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-3.39%, 0.12%-2.83%, 0.68% - 2.70%, 0.71%-1.29% and 0.73%-1.43% for the years ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       22

Notes to financial statements

Note 1 — Organization

John Hancock Alternative Asset Allocation Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund operates as a "fund of funds," investing in Class NAV shares of affiliated underlying funds of the Trust, other affiliated funds in the John Hancock funds complex and other permitted investments, including unaffiliated funds.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

The accounting policies of the John Hancock underlying funds in which the fund invests are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in underlying affiliated funds and/or other open-end management investment companies, other than exchange-traded funds (ETFs) are valued at their respective NAVs each business day. Equity securities, including ETFs, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 P.M., ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       23

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2016, all investments are categorized as Level 1 under the hierarchy described above, except for forward foreign currency contracts, which are categorized as Level 2.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       24

unsecured committed line of credit. For the year ended August 31, 2016 the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016 were $3,416.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2016, the fund has a short-term capital loss carryforward of $13,859,303 and a long-term capital loss carryforward of $17,889,721 available to offset future net realized capital gains. These carryforwards do not expire.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$27,139,943	$27,052,249
Long-term capital gains	—	24,814,222
Total	$27,139,943	$51,866,471

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $2,178,677 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, partnerships, derivative transactions and foreign currency transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality,

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       25

the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member. Margin requirements for exchange-traded derivatives are set by the broker. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2016, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging from $6.4 million to $8.8 million as measured at each quarter end. The following table summarizes the contracts held at August 31, 2016:

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       26

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	25	Short	Sep 2016	($1,993,312)	($2,109,500)	($116,188)
S&P 500 Index E-Mini Futures	62	Short	Sep 2016	(6,415,629)	(6,725,450)	(309,821)
						($426,009)

*Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and mange currency exposure. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $11.3 million to $32.4 million, as measured at each quarter end. The following table summarizes the contracts held at August 31, 2016.

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
JPY	635,417,880	USD	6,309,476	Goldman Sachs Bank USA	12/21/2016	—	($138,281)	($138,281)
USD	5,343,533	EUR	4,796,213	JPMorgan Chase Bank N.A.	12/21/2016	—	(32,290)	(32,290)
USD	6,109,787	JPY	635,417,880	Goldman Sachs Bank USA	12/21/2016	—	(61,407)	(61,407)
							($231,978)	($231,978)

Currency abbreviation
USD	U.S. Dollar	EUR	Euro	JPY	Japanese Yen

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Equity	Receivable/payable for futures	Futures†	—	($426,009)
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	—	($231,978)
			—	($657,987)

† Reflects cumulative appreciation/depreciation on futures. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       27

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

Risk	Statement of operations location	Futures contracts	Investment in unaffiliated funds and foreign currency transactions*	Total
Equity	Net realized gain (loss)	($97,225)	—	($97,225)
Foreign exchange contracts	Net realized gain (loss)	—	($1,208,568)	($1,208,568)
Total		($97,225)	($1,208,568)	($1,305,793)

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

Risk	Statement of operations location	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Equity	Change in unrealized appreciation (depreciation)	($702,449)	—	($702,449)
Foreign exchange contracts	Change in unrealized appreciation (depreciation)	—	$249,233	$249,233
Total		($702,449)	$249,233	($453,216)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund pays the Advisor a management fee for its services to the fund. The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

The fee on assets invested in a fund of the Trust or JHF III is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule.

Advisory fee on assets invested in a fund of the Trust and JHF III

Aggregate net assets of the fund
First $5.0 billion	0.100%
Excess over $5.0 billion	0.075%

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       28

The fee on Other assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

Advisory fee on Other assets

Aggregate net assets of the fund
First $5.0 billion	0.550%
Excess over $5.0 billion	0.525%

John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Advisor, act as subadvisors to the fund. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which "Other expenses" of the fund exceed 0.04% of the average net assets of the fund. "Other expenses" means all of the expenses of the fund, excluding: advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class specific expenses, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee by 0.05% of the fund's average daily net assets up to $5 billion, and by 0.025% of the fund's average daily net assets over $5 billion. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive fees and/or reimburse certain class specific expenses, excluding fund level expenses such as advisory fees, acquired fund fees, taxes, brokerage commissions, interest expense, short dividend expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business for Class R2, Class R4 and Class R6 shares, to the extent that the above expenses for each class exceeded 0.67%, 0.42% and 0.00%, respectively, of the average net assets attributable to each respective class. The fee waiver and/or reimbursements will continue in effect until December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to waive its management fee for the fund so that the aggregate advisory fee retained by the Advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.60% of the fund's average net assets. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.

Prior to January 1, 2016, the Advisor had voluntarily agreed to waive and/or reimburse all blue sky fees and printing and postage for the fund.

For the year ended August 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$461,479	Class R4	$1,799
Class C	157,641	Class R6	16,464
Class I	649,676	Total	$1,294,321
Class R2	7,262

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       29

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.11% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $1,237 for Class R4 shares for the year ended August 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $114,424 for the year ended August 31, 2016. Of this amount, $18,747 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $93,640 was paid as sales commissions to broker-dealers and $2,037 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $384 and $8,486 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       30

Class	Distribution and service fees	Transfer agent fees
Class A	$1,015,085	$426,697
Class C	1,154,887	145,646
Class I	—	533,224
Class R2	26,170	910
Class R4	4,322	212
Class R6	—	1,805
Total	$2,200,464	$1,108,494

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,943,308	$54,370,816	10,552,233	$154,457,629
Distributions reinvested	702,420	9,602,082	1,318,244	18,824,526
Repurchased	(13,352,537)	(184,022,848)	(14,777,977)	(214,671,467)
Net decrease	(8,706,809)	($120,049,950)	(2,907,500)	($41,389,312)
Class C shares
Sold	526,978	$7,276,019	1,836,054	$27,060,813
Distributions reinvested	166,219	2,283,856	340,183	4,881,628
Repurchased	(3,112,001)	(42,942,235)	(3,182,963)	(46,288,267)
Net decrease	(2,418,804)	($33,382,360)	(1,006,726)	($14,345,826)
Class I shares
Sold	14,379,651	$198,575,849	23,467,918	$345,326,607
Distributions reinvested	909,063	12,417,805	1,553,751	22,187,557
Repurchased	(21,881,725)	(301,608,568)	(25,959,121)	(377,037,947)
Net decrease	(6,593,011)	($90,614,914)	(937,452)	($9,523,783)
Class R2 shares
Sold	387,165	$5,332,050	106,982	$1,551,771
Distributions reinvested	9,711	132,651	4,246	60,635
Repurchased	(96,827)	(1,342,812)	(49,964)	(723,250)
Net increase	300,049	$4,121,889	61,264	$889,156
Class R4 shares
Sold	275,292	$3,804,771	18,154	$265,864
Distributions reinvested	699	9,562	581	8,297
Repurchased	(19,634)	(267,284)	(9,242)	(132,224)
Net increase	256,357	$3,547,049	9,493	$141,937

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       31

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	851,131	$11,613,343	234,334	$3,410,510
Distributions reinvested	14,131	193,028	27,169	387,707
Repurchased	(375,458)	(5,255,805)	(270,452)	(3,982,561)
Net increase (decrease)	489,804	$6,550,566	(8,949)	($184,344)
Total net decrease	(16,672,414)	($229,827,720)	(4,789,870)	($64,412,172)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $160,549,917 and $373,856,651, respectively, for the year ended August 31, 2016.

Note 8 — Investment in affiliated underlying funds

The fund invests primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund's investment may represent a significant portion of each underlying fund's net assets. At August 31, 2016 the fund held 5% or more of the net assets of the underlying funds shown below:

Fund	Underlying Fund's Net Assets
John Hancock Funds Enduring Assets Fund	30.0%
John Hancock Funds II Global Real Estate Fund	24.2%
John Hancock Funds II Redwood Fund	20.1%
John Hancock Funds Seaport Fund	10.3%
John Hancock Funds II Global Income Fund	8.2%
John Hancock Funds II Short Duration Credit Opportunities Fund	6.9%
John Hancock Funds II Absolute Return Currency Fund	6.5%
John Hancock Funds II Technical Opportunities Fund	5.2%

Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund from their investments in affiliated underlying funds is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Absolute Return Currency	10,555,819	680,894	(3,632,139)	7,604,574	—	—	($1,911,030)	$72,243,457
Enduring Assets	4,600,945	412,358	(1,701,011)	3,312,292	$659,548	—	(240,146)	37,064,544
Global Absolute Return Strategies	12,496,918	1,697,744	(3,007,274)	11,187,388	8,423,410	—	(1,085,251)	112,097,631
Global Income	4,490,767	502,551	(1,494,209)	3,499,109	2,272,081	—	(1,582,657)	33,206,544
Global Real Estate (Deutsche)	1,865,768	59,515	(1,925,283)	—	—	—	1,932	—
Global Real Estate (Standard Life)	—	1,885,430	(658,057)	1,227,373	270,211	$74,445	87,810	13,243,355
Natural Resources	774,689	250,795	(590,352)	435,132	77,784	—	(3,482,499)	4,916,993
Real Return Bond	1,695,030	1,322,589	(702,244)	2,315,375	295,181	—	(1,328,224)	26,279,507
Redwood	11,864,329	1,382,045	(3,966,888)	9,279,486	—	8,879,889	(4,429,932)	94,743,547
Seaport	9,446,501	665,704	(3,542,412)	6,569,793	—	446,173	2,057,426	70,231,092

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       32

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Short Duration Credit Opportunities	12,464,534	1,081,172	(3,700,752)	9,844,954	4,245,959	—	(2,877,747)	94,905,352
Strategic Income Opportunities	10,602,992	2,225,600	(3,278,608)	9,549,984	3,415,130	2,912,420	(2,213,333)	102,375,827
Technical Opportunities	4,239,301	574,496	(1,731,511)	3,082,286	—	5,950,367	(3,409,861)	33,072,930
					$19,659,304	$18,263,294	($20,413,512)	$694,380,779

Note 9 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended August 31, 2016, is set forth below:

					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Touchstone Merger Arbitrage Fund	4,570,289	—	(1,348,642)	3,221,647	—	—	($132,583)	$35,760,280

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       33

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Alternative Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Alternative Asset Allocation Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, broker, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       34

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       35

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisors) for John Hancock Alternative Asset Allocation Fund (the fund). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreements between the Advisor and the Subadvisors with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisors, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisors, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisors with respect to the fund. The Board noted the affiliation of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       36

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-, three and five-year periods ended December 31, 2015. The Board also noted that the fund outperformed the peer group average for the one-year period ended December

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       37

31, 2015 and underperformed its peer group average for the three- and five-year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and to the peer group for the one-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisors' services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for the fund, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the fund, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund and those of its underlying funds.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisors) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       38

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisors are an affiliates of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fees for the fund is paid by the Advisor;
(k)	With respect to the fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the affiliated underlying funds in which the funds may invest; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisors) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the fund invests, the Advisor has contractually agreed to waive a portion of its management fee such funds and for each of the other John Hancock funds in the complex (except as discussed below) with respect to the John Hancock underlying funds in which the fund invests (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The funds that are not participating portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The funds of funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the participating portfolios, which are subject to reimbursement;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to the Subadvisors' business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fees for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       39

Nature, extent, and quality of services. With respect to the services provided by the Subadvisors, the Board received information provided to the Board by the Subadvisors, including the Subadvisors' respective Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to each Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with each Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of each Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the fund, the Board noted that the fees under each Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and its affiliates may receive from the Subadvisors' relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisors. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisors with respect to the fund and compared them to fees charged by the Subadvisors to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor's focus on the Subadvisors' performance. The Board also noted the Subadvisors' long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1)	the Subadvisors have extensive experience and demonstrated skills as a manager;

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       40

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.

In addition, the Trustees reviewed the subadvisory fees to be paid to the Subadvisors for the fund and concluded that the subadvisory fees to be paid to the Subadvisors are based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the fund, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund and those of its underlying funds.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreements would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       41

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       44

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       45

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Alternative Asset Allocation Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318012	345A 8/16 10/16

John Hancock

Emerging Markets Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The U.K.'s vote in late June to leave the European Union (EU) created a challenging backdrop for global financial markets; many developed markets have posted negative returns for the first six months, and, in some cases, for the past year. The U.K.'s move creates a number of unknowns for the near term, the most important of which is whether other EU countries will follow suit. Meanwhile, the World Bank in June downgraded its 2016 global growth forecast from 2.9% to 2.4%, citing stubbornly low commodity prices and weak global trade, among other factors. Emerging markets were the best performers, as many countries benefited from stabilizing commodity prices and more promising economic growth prospects.

As this dynamic plays out, it is prudent to expect continued market volatility. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and we have liquidity tools in place to help meet the needs of our shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
24	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

The MSCI Emerging Markets Index (gross of foreign withholding tax on dividends) is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Most emerging-market equities posted strong gains

The fund's benchmark, the MSCI Emerging Markets Index, posted a strongly positive return and the fund outperformed.

An emphasis on value stocks contributed to relative performance

The fund's higher weighting in relatively low-priced equities contributed to relative results, as did its greater emphasis on small- and micro-cap holdings, which had very little representation within the benchmark.

Fund's positioning in South Korea detracted from relative results

Differences in the fund's South Korean equity holdings relative to the benchmark weighed on performance, as did the fund's underweight in stocks at the upper end of the market capitalization spectrum.

SECTOR COMPOSITION AS OF 8/31/16 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Value stocks may decline in price. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Currency transactions and valuations are affected by fluctuations in exchange rates. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund's share price and income level. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       3

Discussion of fund performance

An interview with Portfolio Manager Joseph H. Chi, CFA, Dimensional Fund Advisors LP

Joseph H. Chi, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Emerging-market equities posted strong gains during the 12-month period ended August 31, 2016. Can you describe the market environment?

Overall, emerging-market equities posted positive returns during the 12-month period ended August 31, 2016, rebounding from sharply negative results during the previous 12 months. Stocks rallied during the early weeks of the period, but momentum shifted entering 2016, leading to a significant decline in the opening weeks of the new year. However, stocks mounted a strong comeback starting in mid-February and continued on a largely upward trend, ultimately closing the period near their highs for the 12 months.

Among the five largest country components of the fund's benchmark, the MSCI Emerging Markets Index, equity markets in Taiwan and South Korea outperformed, while markets in China, India, and South Africa underperformed. Other large emerging-market countries that outperformed included Brazil, Indonesia, Thailand, and Russia, while Mexico underperformed by a wide margin.

Within emerging markets, relatively low-priced value equities (as measured by price-to-book ratios) generally outperformed their growth-oriented counterparts. At the market capitalization level, equities at the largest and smallest capitalization levels generally outperformed those in the middle segments of the capitalization spectrum.

At the sector level, information technology, materials, and energy were among the top performers within emerging-market equities, while telecommunication services, healthcare, and industrials were among the weakest.

Currency movements generally aided U.S. dollar-denominated investment returns. In particular, the Brazilian real, South Korean won, and Indonesian rupee significanly appreciated in value relative to the U.S. dollar, adding to the fund's returns. This positive impact was partially offset by the Mexican peso and South African rand, which depreciated relative to the U.S. dollar.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       4

"Among the five largest country components of the benchmark, equity markets in Taiwan and South Korea outperformed, while markets in China, India, and South Africa underperformed."

Did this environment affect the portfolio team's management of the fund?

We continued to pursue a disciplined approach to identify securities for purchase or sale in the fund. As a result of our diversified investment approach, the performance of the fund's portfolio of more than 3,600 equity holdings is determined principally by broad trends in emerging-market equities rather than the behavior of a limited group of securities in a particular industry, country, or asset class. We seek long-term capital appreciation primarily in emerging-market securities. We also seek to purchase emerging-market equity securities across all market capitalizations, with greater exposure relative to the benchmark in areas of the market that have historically generated higher returns over the long term. This approach has resulted in the fund broadly maintaining relatively high weightings in securities of small-cap issuers and in value stocks, generally meaning those that have a low relative price in relation to their book value. In the weightings of individual positions, we also place greater emphasis on companies with higher profitability.

On the basis of value versus growth stocks, what impact did the fund's relatively high weight in value stocks, as compared with the benchmark, have on performance?

The fund's higher weight in value stocks contributed to relative results, especially among stocks that were ranked within the lowest quartile of price-to-book ratios across the emerging-market equity universe.

TOP 10 HOLDINGS AS OF 8/31/16 (%)

Samsung Electronics Company, Ltd.	2.8
Taiwan Semiconductor Manufacturing Company, Ltd.	2.5
Tencent Holdings, Ltd.	1.7
China Mobile, Ltd., ADR	1.1
Hon Hai Precision Industry Company, Ltd.	0.9
Itau Unibanco Holding SA	0.7
China Construction Bank Corp., H Shares	0.7
HDFC Bank, Ltd.	0.7
SK Hynix, Inc.	0.7
Infosys, Ltd.	0.6
TOTAL	12.4
As a percentage of total investments.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       5

"The fund had higher weightings in small- and micro-cap stocks relative to the benchmark, which is primarily made up of large- and mid-cap stocks."

At the market capitalization level, how did differences in the fund's holdings relative to the benchmark affect fund performance?

The fund had higher weightings in small- and micro-cap stocks relative to the benchmark, which is primarily made up of large- and mid-cap stocks. These differences contributed to relative performance overall, especially among the smallest segment of stocks within the emerging-market equity universe. While this group outperformed stocks within each of the other market capitalization ranges, stocks within the largest segment outperformed the groups in the middle segments. The fund had a relatively low weighting in the group of the largest stocks, and this factor detracted from relative results. However, this negative impact was not as significant a factor overall as the contribution resulting from the fund's higher weighting among the smallest stocks.

How did the fund's country weights and holdings differences in countries affect performance?

Overall, differences in country weights between the fund and its benchmark contributed to relative returns. The fund had a relatively low weighting in equities from China, the largest component of the benchmark. This contributed to relative performance, as China underperformed. In Brazil, the fund had a relatively high weighting; this also contributed to relative returns, as Brazilian equities

TOP 10 COUNTRIES AS OF 8/31/16 (%)

Taiwan	15.6
South Korea	14.5
India	13.2
China	10.2
South Africa	7.7
Brazil	7.6
Mexico	4.7
Hong Kong	4.3
Malaysia	4.1
Indonesia	3.3
TOTAL	85.2
As a percentage of total investments.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       6

outperformed. However, South African equities generally underperformed, and a relatively high weighting in South Africa had a negative impact on relative performance.

Differences in the fund's holdings in India and Taiwan contributed to relative returns while holdings differences in South Korea detracted.

How was the fund positioned at the end of the period?

In keeping with our long-term investment approach, the fund generally held higher weights in value stocks, as well as equities with smaller market capitalizations, while emphasizing companies with higher profitability relative to the benchmark. As a result of this approach, the fund's most significant overweights were in the materials and industrials sectors, while the most significant underweights were in the financials, information technology, and telecommunications services sectors. Relative to the benchmark, the fund held higher weightings in India, Taiwan, and South Africa, and lower weightings in China and Russia.

MANAGED BY

Joseph H. Chi, CFA On the fund since 2010 Investing since 1999
Jed S. Fogdall On the fund since 2010 Investing since 2004
Allen Pu, CFA, Ph.D. On the fund since 2015 Investing since 2002
Bhanu P. Singh On the fund since 2015 Investing since 2003

The views expressed in this report are exclusively those of Joseph H. Chi, CFA, Dimensional Fund Advisors LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A2	7.13	-2.02	0.99	-9.69	9.60
Class C2	10.92	-1.74	0.79	-8.42	7.63
Class I2,3	13.00	-0.65	1.94	-3.23	19.66
Class R6[2,3]	13.16	-0.57	2.00	-2.84	20.28
Class NAV[3]	13.14	-0.50	2.09	-2.48	21.33
Index†	12.25	-0.07	1.89	-0.37	19.12

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.45	2.15	1.14	1.04	1.03
Net (%)	1.45	2.15	1.14	1.03	1.03

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI Emerging Markets Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI Emerging Markets Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	5-1-07	10,763	10,763	11,912
Class I2,3	5-1-07	11,966	11,966	11,912
Class R6[2,3]	5-1-07	12,028	12,028	11,912
Class NAV[3]	5-1-07	12,133	12,133	11,912

The MSCI Emerging Markets Index (gross of foreign withholding tax on dividends) is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 5-1-07.
2	Class A shares and Class I shares were first offered on 3-31-11; Class C shares were first offered on 6-27-14; Class R6 shares were first offered on 9-1-11. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, Class I, Class C, and Class R6 shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,218.60	$8.25	1.48%
Class C	1,000.00	1,213.70	12.13	2.18%
Class I	1,000.00	1,218.80	6.53	1.17%
Class R6	1,000.00	1,220.40	5.92	1.06%
Class NAV	1,000.00	1,220.10	5.86	1.05%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.70	$7.51	1.48%
Class C	1,000.00	1,014.20	11.04	2.18%
Class I	1,000.00	1,019.30	5.94	1.17%
Class R6	1,000.00	1,019.80	5.38	1.06%
Class NAV	1,000.00	1,019.90	5.33	1.05%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       11

Fund's investments

Summary of fund's investments as of 8-31-16
(showing percentage of total net assets)

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund's total net assets as of the report date. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.

	Shares	Value	% of Net Assets
Common stocks 98.6%		$1,305,160,652
(Cost $1,186,355,698)
Australia 0.0%		284,073	0.0%
Brazil 5.8%		77,379,032	5.8%
Ambev SA	339,900	2,019,906	0.2%
Ambev SA, ADR	902,733	5,353,207	0.4%
Banco Bradesco SA	132,860	1,197,271	0.1%
BRF SA	212,400	3,541,973	0.3%
BRF SA, ADR (L)	60,087	1,005,256	0.1%
Itau Unibanco Holding SA	84,577	804,335	0.1%
Petroleo Brasileiro SA	162,820	743,208	0.1%
Petroleo Brasileiro SA, ADR	197,171	1,557,651	0.1%
Ultrapar Participacoes SA	76,502	1,763,299	0.1%
Ultrapar Participacoes SA, ADR	88,812	2,035,571	0.2%
OTHER SECURITIES		57,357,355	4.1%
Chile 1.5%		19,946,955	1.5%
China 10.5%		138,457,039	10.5%
Bank of China, Ltd., H Shares	11,312,075	5,075,652	0.4%
China Construction Bank Corp., H Shares	13,039,000	9,750,442	0.8%
China Petroleum & Chemical Corp., ADR	54,307	3,875,891	0.3%
CNOOC, Ltd.	3,998,000	4,823,278	0.4%
CNOOC, Ltd., ADR (L)	2,943	353,425	0.0%
Hengshi Mining Investments, Ltd. (I)	10,813,000	4,035,740	0.3%
Industrial & Commercial Bank of China, Ltd., H Shares	11,325,000	7,203,611	0.6%
Ping An Insurance Group Company of China, Ltd., H Shares	1,242,500	6,404,294	0.5%
Tencent Holdings, Ltd.	882,900	22,880,251	1.7%
OTHER SECURITIES		74,054,455	5.5%
Colombia 0.5%		5,895,685	0.5%
Cyprus 0.0%		70,992	0.0%
Czech Republic 0.2%		3,088,094	0.2%
Egypt 0.1%		1,639,791	0.1%
Greece 0.3%		4,268,944	0.3%
Guernsey, Channel Islands 0.0%		239,723	0.0%
Hong Kong 4.4%		57,862,191	4.4%
China Mobile, Ltd., ADR	236,216	14,340,673	1.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       12

	Shares	Value	% of Net Assets
Hong Kong (continued)
OTHER SECURITIES		$43,521,518	3.3%
Hungary 0.3%		4,153,446	0.3%
India 13.6%		179,710,155	13.6%
HCL Technologies, Ltd.	284,805	3,306,564	0.3%
HDFC Bank, Ltd.	401,621	9,269,407	0.7%
Infosys, Ltd.	541,345	8,342,784	0.6%
ITC, Ltd.	853,436	3,323,157	0.3%
Tata Consultancy Services, Ltd.	123,780	4,647,365	0.4%
Tata Motors, Ltd.	321,962	2,594,773	0.2%
Tata Motors, Ltd., ADR	30,199	1,231,213	0.1%
OTHER SECURITIES		146,994,892	11.0%
Indonesia 3.4%		44,387,679	3.4%
Bank Rakyat Indonesia Persero Tbk PT	4,581,500	4,015,811	0.3%
Telekomunikasi Indonesia Persero Tbk PT	3,679,100	1,162,611	0.1%
Telekomunikasi Indonesia Persero Tbk PT, ADR	35,996	2,242,191	0.2%
OTHER SECURITIES		36,967,066	2.8%
Malaysia 4.3%		56,460,082	4.3%
Public Bank BHD	666,660	3,251,055	0.3%
OTHER SECURITIES		53,209,027	4.0%
Malta 0.2%		2,416,802	0.2%
Mexico 4.8%		63,938,770	4.8%
Alfa SAB de CV, Class A	2,064,708	3,359,453	0.3%
America Movil SAB de CV, Series L	7,571,941	4,521,427	0.4%
Grupo Aeroportuario del Pacifico SAB de CV, ADR	34,604	3,436,523	0.3%
Grupo Mexico SAB de CV, Series B	1,637,353	4,093,676	0.3%
Grupo Televisa SAB	760,811	4,151,022	0.3%
Grupo Televisa SAB, ADR	23,159	632,935	0.1%
Organizacion Soriana SAB de CV, Series B (I)	1,358,740	3,458,505	0.3%
OTHER SECURITIES		40,285,229	2.8%
Netherlands 0.3%		3,600,881	0.3%
Steinhoff International Holdings NV	599,778	3,600,881	0.3%
Peru 0.3%		3,720,984	0.3%
Credicorp, Ltd.	20,487	3,209,903	0.3%
OTHER SECURITIES		511,081	0.0%
Philippines 1.9%		25,715,072	1.9%
Poland 1.7%		22,447,331	1.7%
Russia 1.1%		14,446,556	1.1%
Singapore 0.0%		55,509	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       13

	Shares	Value	% of Net Assets
South Africa 7.9%		$104,082,453	7.9%
AngloGold Ashanti, Ltd. (I)	5,521	89,056	0.0%
AngloGold Ashanti, Ltd., ADR (I)	345,952	5,566,368	0.4%
FirstRand, Ltd.	1,323,209	3,975,239	0.3%
Gold Fields, Ltd.	22,046	111,601	0.0%
Gold Fields, Ltd., ADR	776,968	3,908,149	0.3%
MTN Group, Ltd. (L)	831,532	6,800,091	0.5%
Sappi, Ltd. (I)	314,797	1,551,014	0.1%
Sappi, Ltd., ADR (I)	384,521	1,861,082	0.2%
Shoprite Holdings, Ltd.	256,662	3,291,953	0.3%
Standard Bank Group, Ltd.	415,534	3,767,897	0.3%
OTHER SECURITIES		73,160,003	5.5%
South Korea 14.9%		197,304,411	14.9%
Hyundai Motor Company	30,757	3,664,009	0.3%
LG Display Company, Ltd.	33,939	910,361	0.1%
LG Display Company, Ltd., ADR	276,502	3,694,067	0.3%
LG Electronics, Inc.	73,711	3,399,401	0.3%
NAVER Corp.	6,454	4,883,703	0.4%
Samsung Electronics Company, Ltd.	26,411	38,308,332	2.9%
Shinhan Financial Group Company, Ltd., ADR	90,390	3,301,947	0.3%
SK Hynix, Inc.	272,434	8,882,892	0.7%
OTHER SECURITIES		130,259,699	9.6%
Spain 0.0%		451,225	0.0%
Taiwan 16.0%		212,188,862	16.0%
Hon Hai Precision Industry Company, Ltd.	4,527,673	12,523,899	1.0%
Taiwan Semiconductor Manufacturing Company, Ltd.	6,042,000	33,553,527	2.6%
United Microelectronics Corp.	8,624,468	3,127,084	0.3%
United Microelectronics Corp., ADR (L)	47,440	88,238	0.0%
OTHER SECURITIES		162,896,114	12.1%
Thailand 3.0%		39,817,660	3.0%
PTT PCL	526,600	5,291,699	0.4%
OTHER SECURITIES		34,525,961	2.6%
Turkey 1.5%		20,191,703	1.5%
Ukraine 0.1%		663,216	0.1%
United States 0.0%		275,336	0.0%
Preferred securities 2.1%		$28,208,768
(Cost $35,122,290)
Brazil 1.9%		26,191,829	1.9%
Banco Bradesco SA	352,586	3,172,968	0.2%
Itau Unibanco Holding SA	836,503	9,286,706	0.7%
Petroleo Brasileiro SA	519,176	2,065,964	0.2%
Petroleo Brasileiro SA, ADR	257,305	2,351,768	0.2%
OTHER SECURITIES		9,314,423	0.6%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       14

Shares	Value	% of Net Assets
Chile 0.1%	$858,503	0.1%
Colombia 0.1%	1,056,866	0.1%
Panama 0.0%	101,570	0.0%
Investment companies 0.1%	$590,190
(Cost $341,075)
South Korea 0.1%	590,190	0.1%
Rights 0.0%	$163,644
(Cost $788,888)
Warrants 0.0%	$74,013
(Cost $0)
Yield (%)	Shares	Value	% of Net Assets
Securities lending collateral 2.0%	$26,857,812
(Cost $26,854,745)
John Hancock Collateral Trust (W)	0.6375(Y	)	2,684,117	26,857,812	2.0%
Total investments (Cost $1,249,462,696)† 102.8%	$1,361,055,079	102.8%
Other assets and liabilities, net (2.8%)	(36,614,450)	(2.8)%
Total net assets 100.0%	$1,324,440,629	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $1,263,403,558. Net unrealized appreciation aggregated to $97,651,521, of which $356,060,865 related to appreciated investment securities and $258,409,344 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Unaffiliated investments, at value (Cost $1,222,607,951) including $25,175,579 of securities loaned	$1,334,197,267
Affiliated investments, at value (Cost $26,854,745)	26,857,812
Total investments, at value (Cost $1,249,462,696)	1,361,055,079
Foreign currency, at value (Cost $3,937,373)	3,922,941
Receivable for investments sold	5,636,466
Receivable for fund shares sold	1,173,017
Dividends and interest receivable	2,892,647
Receivable for securities lending income	69,314
Other receivables and prepaid expenses	68,341
Total assets	1,374,817,805
Liabilities
Due to custodian	1,733,215
Foreign capital gains tax payable	750,844
Payable for investments purchased	3,659,620
Payable for fund shares repurchased	16,887,236
Payable upon return of securities loaned	26,876,038
Payable to affiliates
Accounting and legal services fees	16,708
Transfer agent fees	37,774
Other liabilities and accrued expenses	415,741
Total liabilities	50,377,176
Net assets	$1,324,440,629
Net assets consist of
Paid-in capital	$1,435,366,847
Undistributed net investment income	7,512,501
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(229,268,366)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	110,829,647
Net assets	$1,324,440,629

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($315,784,421 ÷ 32,941,629 shares)[1]	$9.59
Class C ($2,470,050 ÷ 257,311 shares)[1]	$9.60
Class I ($21,255,327 ÷ 2,218,616 shares)	$9.58
Class R6 ($97,490 ÷ 10,180 shares)	$9.58
Class NAV ($984,833,341 ÷ 102,697,007 shares)	$9.59
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$10.09

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       16

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Dividends	$45,616,785
Securities lending	1,180,364
Interest	37,436
Less foreign taxes withheld	(4,897,718)
Total investment income	41,936,867
Expenses
Investment management fees	15,726,997
Distribution and service fees	1,155,101
Accounting and legal services fees	216,600
Transfer agent fees	497,113
Trustees' fees	30,055
State registration fees	110,092
Printing and postage	92,825
Professional fees	116,399
Custodian fees	929,519
Other	57,751
Total expenses	18,932,452
Less expense reductions	(179,854)
Net expenses	18,752,598
Net investment income	23,184,269
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(187,069,926)
Affiliated investments	6,743
Futures contracts	(835,645)
(187,898,828)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	335,813,155 [1]
Affiliated investments	3,503
335,816,658
Net realized and unrealized gain	147,917,830
Increase in net assets from operations	$171,102,099

1	Net of $195,578 decrease in deferred foreign withholding taxes.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$23,184,269	$32,073,747
Net realized gain (loss)	(187,898,828)	6,316,041
Change in net unrealized appreciation (depreciation)	335,816,658	(613,354,837)
Increase (decrease) in net assets resulting from operations	171,102,099	(574,965,049)
Distributions to shareholders
From net investment income
Class A	(6,502,713)	(3,700,760)
Class C	(10,585)	(610)
Class I	(234,247)	(540,761)
Class R6	(2,071)	(1,985)
Class NAV	(26,051,870)	(32,634,062)
Total distributions	(32,801,486)	(36,878,178)
From fund share transactions	(828,146,713)	8,791,668
Total decrease	(689,846,100)	(603,051,559)
Net assets
Beginning of year	2,014,286,729	2,617,338,288
End of year	$1,324,440,629	$2,014,286,729
Undistributed net investment income	$7,512,501	$11,533,972

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       18

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.64	$11.32	$9.58	$9.59	$10.65
Net investment income[1]	0.09	0.10	0.16	0.09	0.11
Net realized and unrealized gain (loss) on investments	0.99	(2.68)	1.72	(0.03)	(1.10)
Total from investment operations	1.08	(2.58)	1.88	0.06	(0.99)
Less distributions
From net investment income	(0.13)	(0.10)	(0.14)	(0.07)	(0.06)
From net realized gain	—	—	—	—	(0.01)
Total distributions	(0.13)	(0.10)	(0.14)	(0.07)	(0.07)
Net asset value, end of period	$9.59	$8.64	$11.32	$9.58	$9.59
Total return (%)[2,3]	12.71	(22.90)	19.83	0.60	(9.25)
Ratios and supplemental data
Net assets, end of period (in millions)	$316	$401	$337	$32	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.49	1.56	1.74 [4]	1.96
Expenses including reductions	1.46	1.48	1.56	1.74	1.75
Net investment income	1.09	1.02	1.57	0.85	1.10
Portfolio turnover (%)	6	14 [5]	17	7	23

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.
5	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       19

Class C Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$8.64	$11.32	$10.86
Net investment income[2]	0.06	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.96	(2.72)	0.43
Total from investment operations	1.02	(2.67)	0.46
Less distributions
From net investment income	(0.06)	(0.01)	—
Net asset value, end of period	$9.60	$8.64	$11.32
Total return (%)[3,4]	11.92	(23.57)	4.24	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.17	3.23	11.75	[7]
Expenses including reductions	2.16	2.35	2.35	[7]
Net investment income	0.71	0.49	1.33	[7]
Portfolio turnover (%)	6	14 [8]	17	[9]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Excludes merger activity.
9	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       20

Class I Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.64	$11.32	$9.59	$9.60	$10.67
Net investment income[1]	0.13	0.10	0.12	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.97	(2.65)	1.79	(0.01)	(1.06)
Total from investment operations	1.10	(2.55)	1.91	0.12	(0.95)
Less distributions
From net investment income	(0.16)	(0.13)	(0.18)	(0.13)	(0.11)
From net realized gain	—	—	—	—	(0.01)
Total distributions	(0.16)	(0.13)	(0.18)	(0.13)	(0.12)
Net asset value, end of period	$9.58	$8.64	$11.32	$9.59	$9.60
Total return (%)[2]	13.00	(22.68)	20.18	1.13	(8.87)
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$13	$51	$67	$126
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.20	1.26	1.21	1.23
Expenses including reductions	1.15	1.19	1.25	1.21	—
Net investment income	1.56	1.00	1.14	1.29	1.11
Portfolio turnover (%)	6	14 [3]	17	7	23

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       21

Class R6 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12 [1]
Per share operating performance
Net asset value, beginning of period	$8.64	$11.32	$9.59	$9.60	$10.68
Net investment income[2]	0.14	0.13	0.15	0.12	0.13
Net realized and unrealized gain (loss) on investments	0.97	(2.66)	1.76	—	(1.08)
Total from investment operations	1.11	(2.53)	1.91	0.12	(0.95)
Less distributions
From net investment income	(0.17)	(0.15)	(0.18)	(0.13)	(0.12)
From net realized gain	—	—	—	—	(0.01)
Total distributions	(0.17)	(0.15)	(0.18)	(0.13)	(0.13)
Net asset value, end of period	$9.58	$8.64	$11.32	$9.59	$9.60
Total return (%)[3]	13.16	(22.54)	20.19	1.12	(8.80)
Ratios and supplemental data
Net assets, end of period (in millions)	— [4]	— [4]	— [4]	— [4]	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	6.52	17.51	16.99	20.83
Expenses including reductions	1.04	1.06	1.21	1.22	1.22
Net investment income	1.58	1.32	1.40	1.18	1.33
Portfolio turnover (%)	6	14 [6]	17	7	23 [5]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.
5	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
6	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       22

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.65	$11.34	$9.60	$9.61	$10.68
Net investment income[1]	0.13	0.13	0.15	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.98	(2.67)	1.79	—	(1.08)
Total from investment operations	1.11	(2.54)	1.94	0.13	(0.94)
Less distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.14)	(0.12)
From net realized gain	—	—	—	—	(0.01)
Total distributions	(0.17)	(0.15)	(0.20)	(0.14)	(0.13)
Net asset value, end of period	$9.59	$8.65	$11.34	$9.60	$9.61
Total return (%)[2]	13.14	(22.59)	20.46	1.25	(8.71)
Ratios and supplemental data
Net assets, end of period (in millions)	$985	$1,600	$2,230	$2,163	$2,107
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.06	1.08	1.08	1.07
Expenses including reductions	1.04	1.04	1.08	1.08	1.07
Net investment income	1.51	1.31	1.46	1.30	1.49
Portfolio turnover (%)	6	14 [3]	17	7	23

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock Emerging Markets Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       24

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$284,073	—	$284,073	—
Brazil	77,379,032	$77,379,032	—	—
Chile	19,946,955	5,762,594	14,184,361	—
China	138,457,039	7,506,134	130,273,851	$677,054
Colombia	5,895,685	5,895,685	—	—
Cyprus	70,992	—	70,992	—
Czech Republic	3,088,094	—	3,088,094	—
Egypt	1,639,791	—	1,639,791	—
Greece	4,268,944	—	4,268,944	—
Guernsey, Channel Islands	239,723	—	239,723	—
Hong Kong	57,862,191	17,316,632	40,066,301	479,258
Hungary	4,153,446	—	4,153,446	—
India	179,710,155	2,731,913	176,778,384	199,858
Indonesia	44,387,679	2,242,191	41,780,276	365,212
Malaysia	56,460,082	—	56,460,082	—
Malta	2,416,802	—	2,416,802	—
Mexico	63,938,770	63,876,258	61,995	517
Netherlands	3,600,881	—	3,600,881	—
Peru	3,720,984	3,720,984	—	—
Philippines	25,715,072	—	25,713,864	1,208
Poland	22,447,331	—	22,447,331	—
Russia	14,446,556	3,013,660	11,432,896	—
Singapore	55,509	—	55,509	—
South Africa	104,082,453	15,520,459	88,543,467	18,527
South Korea	197,304,411	10,059,100	187,127,023	118,288
Spain	451,225	451,225	—	—
Taiwan	212,188,862	7,505,381	204,618,981	64,500
Thailand	39,817,660	—	39,726,504	91,156
Turkey	20,191,703	—	20,187,808	3,895
Ukraine	663,216	—	663,216	—
United States	275,336	—	275,336	—
Preferred securities

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       25

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Brazil	26,191,829	26,191,829	—	—
Chile	858,503	—	858,503	—
Colombia	1,056,866	1,056,866	—	—
Panama	101,570	101,570	—	—
Investment companies	590,190	—	590,190	—
Rights	163,644	124,082	39,562	—
Warrants	74,013	74,013	—	—
Securities lending collateral	26,857,812	26,857,812	—	—
Total investments in securities	$1,361,055,079	$277,387,420	$1,081,648,186	$2,019,473

Securities with a market value of approximately $35,708,000 at the beginning of the year were transferred from Level 1 to Level 2 during the period since quoted prices in active markets for identical securities were no longer available and securities were valued using other significant observable inputs.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2016, the fund loaned common stocks valued at $25,175,579 and received $26,876,038 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       26

in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables it to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. Commitment fees for the year ended August 31, 2016, were $5,829.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2016, the fund has a short-term capital loss carryforward of $32,781,238 and a long-term capital loss carryforward of $193,933,328 available to offset future net realized capital gains. These carryforwards do not expire. The use of future realized losses may be limited due to the merger transaction.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       27

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, at least annually. The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$32,801,486	$36,878,178

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $18,899,563 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and investments in passive foreign investment companies.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2016, the fund used futures contracts to equitize cash balances. The fund held futures contracts with notional values ranging up to $309.3 million. There were no open futures contracts as of August 31, 2016.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       28

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

Statement of operations location- Net realized gain (loss) on:
Risk	Statement of operations location	Futures contracts
Equity	Net realized gain (loss)	($835,645)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.000% of the first $100 million of the fund's aggregate net assets; and (b) 0.950% of the fund's aggregate net assets in excess of $100 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to January 1, 2016, the Advisor had contractually agreed to waive and/or reimburse fund expense for Class C shares, to the extent that the expenses for such class exceed 2.35% of the average daily net assets attributable to the class. This limit excludes taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business.

For Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average annual net assets. The agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to January 1, 2016, the Advisor had voluntarily agreed to waive and/or reimburse all blue sky fees and printing and postage for the fund.

For the year ended August 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$41,124	Class R6	$26
Class C	182	Class NAV	136,907
Class I	1,615	Total	$179,854

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       29

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016, were equivalent to a net annual effective rate of 0.94% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets of 0.30% for Class A shares and 1.00% for Class C shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $199,659 for the year ended August 31, 2016. Of this amount, $34,240 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $164,822 was paid as sales commissions to broker-dealers and $597 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $168 and $466 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,137,735	$477,824
Class C	17,366	2,188
Class I	—	17,085
Class R6	—	16
Total	$1,155,101	$497,113

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       30

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest expense
Borrower	$15,275,274	4	0.699%	$1,179

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	12,849,385	$112,625,298	24,172,067	$247,370,535
Issued in reorganization (Note 9)	—	—	9,202	91,516
Distributions reinvested	771,696	6,497,678	373,747	3,696,353
Repurchased	(27,029,668)	(232,648,161)	(7,951,455)	(80,538,872)
Net increase (decrease)	(13,408,587)	($113,525,185)	16,603,561	$170,619,532
Class C shares
Sold	166,926	$1,453,016	122,972	$1,243,004
Distributions reinvested	1,249	10,578	49	486
Repurchased	(37,827)	(333,779)	(19,881)	(192,790)
Net increase	130,348	$1,129,815	103,140	$1,050,700
Class I shares
Sold	2,817,455	$24,648,474	913,969	$9,142,560
Issued in reorganization (Note 9)	—	—	9,207	91,648
Distributions reinvested	26,843	225,482	26,844	264,952
Repurchased	(2,116,820)	(18,558,888)	(3,930,718)	(39,054,471)
Net increase (decrease)	727,478	$6,315,068	(2,980,698)	($29,555,311)
Class R6 shares
Sold	570	$5,089	1,943	$20,224
Distributions reinvested	55	458	62	609
Repurchased	(1,904)	(15,710)	(3,366)	(33,504)
Net decrease	(1,279)	($10,163)	(1,361)	($12,671)
Class NAV shares
Sold	1,625,813	$13,872,365	2,890,760	$29,265,832
Issued in reorganization (Note 9)	—	—	26,494,837	264,239,236
Distributions reinvested	3,101,413	26,051,870	3,306,389	32,634,062
Repurchased	(86,925,174)	(761,980,483)	(44,462,323)	(459,449,712)
Net decrease	(82,197,948)	($722,056,248)	(11,770,337)	($133,310,582)

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       31

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Total net increase (decrease)	(94,749,988)	($828,146,713)	1,954,305	$8,791,668

Affiliates of the fund owned 92% and 93% of shares of beneficial interest of Class R6 and Class NAV, respectively, on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $102,939,492 and $916,332,578, respectively, for the year ended August 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 69.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	26.8%
John Hancock Funds II Lifestyle Balanced Portfolio	16.1%
John Hancock Funds II Lifestyle Aggressive Portfolio	12.4%

Note 9 — Reorganization

On December 19, 2014, the shareholders of John Hancock Funds II Emerging Leaders Fund (the Acquired fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the fund (the Acquiring fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired fund in exchange for shares of the Acquiring fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired fund; and (c) the distribution to Acquired fund's shareholders of such Acquiring fund's shares. The reorganization was intended to consolidate the Acquired fund with a fund with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired fund or their shareholders. Thus, the investments were transferred to the Acquiring fund at the Acquired fund's identified cost. All distributable amounts of net income and realized gains from the Acquired fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on December 19, 2014. The following outlines the reorganization:

Acquired fund	Acquired net asset value of the acquired fund	Depreciation of the acquired fund investment	Shares redeemed by the acquired fund	Shares issued by the acquiring fund	Acquiring fund net assets prior to combination	Acquiring fund total net assets after combination
Emerging Leaders Fund	$264,422,400	($25,758,962)	28,859,519	26,513,246	$2,360,140,852	$2,624,563,252

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       32

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Emerging Markets Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       33

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Income derived from foreign sources was $44,127,258. The fund intends to pass through foreign tax credits of $4,338,698.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       34

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisers LP (the Subadvisor), for John Hancock Emerging Markets Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       35

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and peer group average for the one- and three-year periods ended December 31, 2015. The Board took into account management's discussion of the factors that contributed to the fund's performance relative to its peer group including the impact of market conditions on the Fund's investment

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       36

strategies. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       37

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       38

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       39

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       44

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Emerging Markets Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318204	368A 8/16 10/16

John Hancock

Emerging Markets Debt Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for fixed-income investors. Corporate bonds, especially higher-yielding segments like emerging markets, sold off through February before mounting a comeback in the second half of the period. Risk assets across the board generally followed suit. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. This uncertainty drove the yield on 10-year U.S. Treasuries to an all-time low of 1.37% in July. In such an environment, our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. The U.S. Federal Reserve has continued to take a cautious and gradual approach to raising rates, and that too should help support the markets here at home.

Looking ahead, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Debt Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
19	Financial statements
22	Financial highlights
29	Notes to financial statements
39	Auditor's report
40	Tax information
41	Continuation of investment advisory and subadvisory agreements
46	Trustees and Officers
50	More information

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return with an emphasis on current income as well as capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

The J.P. Morgan EMBI Global Index tracks the total return for traded foreign currency-denominated debt instruments in emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Emerging-market bonds produced a double-digit gain

The fund's benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index, posted a return of 14.82%.

The fund outperformed its benchmark

After lagging the index in the first half of the period, the fund recovered to close the period with a gain that topped its benchmark.

Several aspects of the fund's strategy helped performance

Country and currency positioning both aided results, as did an allocation to corporate bonds.

PORTFOLIO COMPOSITION AS OF 8/31/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities include a higher risk of default. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in a non-diversified fund may magnify the fund's losses from adverse events affecting a particular issuer. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       3

Discussion of fund performance

An interview with Portfolio Manager Paolo H. Valle, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Paolo H. Valle
Portfolio Manager
John Hancock Asset Management

How did emerging-market bonds perform in the 12 months ended August 31, 2016?

After performing poorly in the first half of the annual period, emerging-market bonds staged a strong recovery that enabled the fund's benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index, to post a 12-month return of 14.82%.

The initial weakness in performance, which encompassed the interval from the beginning of September to mid-February, reflected investors' heightened level of risk aversion. During this time, concerns about slowing global growth, plunging commodity prices, and the possibility that the U.S. Federal Reserve (Fed) could raise interest rates multiple times in 2016 combined to pressure the returns of higher-risk assets. Emerging-market bonds were also affected by developments specific to the asset class, including weaker economic conditions in China and political turmoil in Brazil.

The backdrop changed for the better midway through the first quarter of 2016, setting the stage for the benchmark to recover all of its lost ground and finish August at its high for the 12-month interval. The primary catalyst for the rally came from a shift in global central bank policy, highlighted by the decisions of the European Central Bank and the Bank of Japan to cut short-term interest rates into negative territory. In addition, the Fed made a series of statements indicating that it would maintain a gradual approach to raising rates. Investors were further encouraged by evidence of an improving growth outlook across the emerging markets, particularly in China. The resulting rebound in investor sentiment fueled a resurgence of cash inflows into higher-risk asset classes. Due to the low supply of new issues in the latter half of 2015, emerging-market bonds gained a disproportionate benefit from the rising demand for higher-yielding investments. In combination, these developments fueled robust, steady gains through the second half of the period, allowing the benchmark to close with a double-digit gain.

What aspects of the fund's positioning helped performance?

After lagging early in the period, the fund recovered to post a gain of 15.80% and outpace both the return of its benchmark and the funds in its Morningstar peer group, emerging markets bond.

Several aspects of our strategy aided relative performance. First, we successfully positioned the portfolio in terms of its country weightings, highlighted by overweights in three of the top-performing markets: Argentina, Brazil, and Indonesia. Argentina outperformed the broader asset

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       4

class because of a shift to a market-friendly government and the subsequent resolution of long-standing litigation regarding a past default, which paved the way for the country to return to the capital markets. The fund had an overweight position in Argentina, allowing us to capitalize on the country's outperformance. Brazil, for its part, performed poorly in 2015, but we maintained the country as a top holding on the belief that yields had risen to very compelling levels. This decision paid off, as Brazil was indeed one of the top-performing countries in the asset class from mid-February onward. We chose to reduce the position in local Brazilian debt, believing it was prudent to take some profits given that these bonds generated returns well in excess of the overall market in the latter part of the period.

The fund was also helped by its allocation to longer-dated quasisovereign bonds (corporate bonds directly or indirectly backed by government entities). As longer-duration assets, quasisovereigns experienced rising demand as investors sought to increase the interest-rate sensitivity of their portfolios. Corporates were also aided by investors' preference for higher-income securities in the second half of the period. Bonds issued by companies in the metals and mining industry performed particularly well, and we used this as a chance to pare back on the positions. The fund's holdings in energy-related debt also delivered superior returns due to the strong recovery in oil prices, but we largely retained the allocation as we continued to hold a constructive view on the sector's fundamentals. We continue to see an opportunity in corporates generally, reflecting our belief that many securities offer attractive yields relative to the underlying credit risk.

The fund's currency positioning provided an additional boost to returns. We increased the fund's allocation to emerging-market currencies early in 2016, as we saw the potential for a recovery in

QUALITY COMPOSITION AS OF 8/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       5

this previously downtrodden area. We achieved this shift by raising the portfolio's allocation to local currency bonds and using currency forward contracts to gain exposure to the Russian ruble and Colombian peso in the first calendar quarter of 2016. Additionally, we maintained the fund's existing weighting in local currency debt in Mexico. These aspects of the fund's positioning added meaningful value given that emerging-market currencies gained versus the U.S. dollar in the second half of the period. We subsequently reduced the fund's currency exposure during the summer to lock in profits and to be prepared in case renewed currency market volatility creates additional opportunities in the months ahead.

What factors detracted from relative performance?

The fund's underweight or zero weight positions in smaller markets with weaker fundamentals represented the most notable detractors from performance. In managing the portfolio, we strive to hold larger positions in countries with the strongest fundamental stories while avoiding or limiting exposure to those with lower return potential or higher risk. However, the sudden revival in investor risk appetites sparked a reach for yield in lower-rated markets from mid-February onward. The fund's below-benchmark weightings in countries such as the Philippines, Ukraine, and Venezuela had an adverse impact on relative performance. Nevertheless, we believe our focus on higher-quality issuers is the prudent approach from a long-term standpoint.

How would you characterize your outlook?

The emerging debt markets are always vulnerable to shifts in investor sentiment, and there is the potential for headline risk—including uncertainty related to the U.S. elections and interest-rate policy—to disrupt performance in the months ahead. We therefore believe a somewhat defensive positioning is warranted at this stage, a view that is reflected in our preference for higher-quality securities over those rated B and below.

At the same time, we continue to hold a positive view regarding the underlying fundamentals of the asset class. The supply-and-demand equation remains favorable, and we anticipate that the

TOP 10 ISSUERS AS OF 8/31/16 (%)

Republic of Argentina	5.9
Pertamina Persero PT	5.3
Government of Mexico	4.5
Republic of Turkey	4.3
Petrobras Global Finance BV	3.7
Petroleos de Venezuela SA	3.2
Republic of Hungary	2.6
Petroleos Mexicanos	2.3
Republic of Colombia	2.2
Israel Electric Corp., Ltd.	2.0
TOTAL	36.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       6

ultralow rates on developed-market government bonds can fuel a continued thirst for yield among investors. We believe that Brazil has begun a new political chapter and is taking steps for positive change, while China's economy is stabilizing and Russia appears to be on track for a return to positive growth in 2017. Not least, renewed stability in the financial markets means that many emerging-market nations that were forced to raise interest rates to defend their currencies in recent years may now be in a position to reduce rates—a supportive development for bonds. In this environment, we continue to employ an active approach in an effort to take advantage of the full range of opportunities with the emerging markets.

MANAGED BY

Roberto Sanchez-Dahl, CFA On the fund since 2013 Investing since 1993
Paolo H. Valle On the fund since 2013 Investing since 1982

TOP 10 COUNTRIES AS OF 8/31/16 (%)

Mexico	16.7
Brazil	10.3
Indonesia	9.5
Argentina	8.5
Turkey	6.5
Russia	6.5
Colombia	4.2
Peru	3.7
Venezuela	3.2
Hungary	2.6
TOTAL	71.7
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Paolo H. Valle, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 8-31-16	as of 8-31-16
Class A	11.14	4.01	5.24	21.73	40.54	4.33	4.32
Class C3	14.14	3.95	4.93	21.34	37.78	3.81	3.80
Class I4	16.14	5.24	6.29	29.12	50.21	4.81	4.80
Class R2[3,4]	16.02	4.89	5.88	26.98	46.37	4.66	4.65
Class R4[3,4]	16.13	5.04	6.03	27.84	47.74	4.76	4.65
Class R6[3,4]	16.33	5.35	6.36	29.75	50.81	4.93	4.90
Class NAV[3,4]	16.29	5.13	6.04	28.44	47.87	4.93	4.92
Index†	14.82	6.43	7.78	36.58	64.81	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the fund invests. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.20	1.90	0.89	1.30	1.15	0.80	0.78
Net (%)	1.20	1.90	0.89	1.30	1.05	0.78	0.78

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the J.P. Morgan EMBI Global Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Debt Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the J.P. Morgan EMBI Global Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	1-4-10	13,778	13,778	16,481
Class I4	1-4-10	15,021	15,021	16,481
Class R2[3,4]	1-4-10	14,637	14,637	16,481
Class R4[3,4]	1-4-10	14,774	14,774	16,481
Class R6[3,4]	1-4-10	15,081	15,081	16,481
Class NAV[3,4]	1-4-10	14,787	14,787	16,481

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The J.P. Morgan EMBI Global Index tracks the total return for traded foreign currency-denominated debt instruments in emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 1-4-10.
3	Class C shares were first offered on 8-28-14; Class R2, R4, and R6 shares were first offered on 3-27-15; Class NAV shares were first offered on 6-20-13. The returns prior to these dates are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class C, Class R2, Class R4, Class R6, and Class NAV shares, as applicable.
4	For certain types of investors, as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,174.40	$6.72	1.23%
Class C	1,000.00	1,171.70	10.48	1.92%
Class I	1,000.00	1,176.00	4.98	0.91%
Class R2	1,000.00	1,176.70	5.85	1.07%
Class R4	1,000.00	1,177.30	5.31	0.97%
Class R6	1,000.00	1,178.30	4.38	0.80%
Class NAV	1,000.00	1,176.90	4.38	0.80%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$6.24	1.23%
Class C	1,000.00	1,015.50	9.73	1.92%
Class I	1,000.00	1,020.60	4.62	0.91%
Class R2	1,000.00	1,019.80	5.43	1.07%
Class R4	1,000.00	1,020.30	4.93	0.97%
Class R6	1,000.00	1,021.10	4.06	0.80%
Class NAV	1,000.00	1,021.10	4.06	0.80%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       11

Fund's investments

As of 8-31-16
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 60.4%				$351,397,722
(Cost $362,391,261)
Argentina 1.8%				10,368,927
Cablevision SA (S)	6.500	06-15-21	2,100,000	2,189,247
YPF SA (S)	8.500	03-23-21	2,400,000	2,598,000
YPF SA (S)	8.500	07-28-25	5,200,000	5,581,680
Azerbaijan 1.1%				6,172,482
State Oil Company of the Azerbaijan Republic	4.750	03-13-23	6,300,000	6,172,482
Brazil 9.6%				55,636,864
Banco BTG Pactual SA	5.750	09-28-22	4,200,000	3,780,000
Banco do Brasil SA (6.250% to 4-15-24, then 10 Year CMT + 4.398%) (Q)	6.250	04-15-24	3,340,000	2,459,075
Braskem Finance, Ltd. (Q)(S)	7.375	10-03-16	4,800,000	4,769,760
Centrais Eletricas Brasileiras SA (S)	5.750	10-27-21	5,000,000	4,827,500
Cia Brasileira de Aluminio (S)	4.750	06-17-24	4,650,000	4,510,500
Odebrecht Finance, Ltd. (Q)(S)	7.500	10-03-16	3,865,000	1,623,300
Odebrecht Offshore Drilling Finance, Ltd. (S)	6.625	10-01-23	2,193,840	329,076
Petrobras Global Finance BV	6.750	01-27-41	14,702,000	12,845,873
Petrobras Global Finance BV	6.850	06-05-15	10,600,000	8,851,000
Vale Overseas, Ltd.	6.875	11-21-36	5,660,000	5,563,780
Votorantim Cimentos SA	7.250	04-05-41	5,900,000	6,077,000
Chile 1.0%				5,875,068
Empresa Electrica Angamos SA (S)	4.875	05-25-29	6,000,000	5,875,068
China 0.6%				3,432,000
Geely Automobile Holdings, Ltd. (S)	5.250	10-06-19	3,300,000	3,432,000
Colombia 2.0%				11,423,600
Ecopetrol SA	5.875	05-28-45	7,700,000	7,207,200
Grupo Aval, Ltd.	4.750	09-26-22	3,200,000	3,166,400
Pacific Exploration and Production Corp. (S)	5.125	03-28-23	4,800,000	840,000
Pacific Exploration and Production Corp. (S)	5.375	01-26-19	1,200,000	210,000
Costa Rica 1.4%				8,311,000
Banco Nacional de Costa Rica	6.250	11-01-23	2,500,000	2,618,500
Instituto Costarricense de Electricidad	6.375	05-15-43	6,600,000	5,692,500
Croatia 0.8%				4,549,801
Hrvatska Elektroprivreda	5.875	10-23-22	4,200,000	4,549,801
Guatemala 0.4%				2,618,750
Agromercantil Senior Trust (S)	6.250	04-10-19	2,500,000	2,618,750

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       12

	Rate (%)	Maturity date	Par value^		Value
India 0.9%					$5,477,400
Vedanta Resources PLC (S)	7.125	05-31-23		4,100,000	3,669,500
Vedanta Resources PLC	7.125	05-31-23		2,020,000	1,807,900
Indonesia 7.8%					45,496,557
Pelabuhan Indonesia III Persero PT (S)	4.875	10-01-24		7,100,000	7,696,400
Pertamina Persero PT (S)	6.000	05-03-42		17,800,000	19,600,666
Pertamina Persero PT (S)	6.450	05-30-44		9,700,000	11,178,241
Perusahaan Listrik Negara PT (S)	5.250	10-24-42		6,850,000	7,021,250
Israel 2.0%					11,370,060
Israel Electric Corp., Ltd. (S)	5.000	11-12-24		6,000,000	6,570,060
Israel Electric Corp., Ltd. (S)	6.875	06-21-23		4,000,000	4,800,000
Kazakhstan 0.5%					3,079,464
KazAgro National Management Holding JSC (S)	4.625	05-24-23		2,550,000	2,435,250
Kazakhstan Temir Zholy Finance BV (S)	6.375	10-06-20		600,000	644,214
Luxembourg 0.8%					4,896,450
Millicom International Cellular SA (S)	6.625	10-15-21		4,650,000	4,896,450
Mauritius 1.0%					5,779,771
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24		5,950,000	5,779,771
Mexico 12.2%					70,765,305
Alpek SAB de CV	4.500	11-20-22		4,850,000	5,159,188
America Movil SAB de CV	7.125	12-09-24	MXN	105,000,000	5,563,032
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (S)	3.800	08-11-26		4,000,000	4,019,600
BBVA Bancomer SA	6.500	03-10-21		3,700,000	4,097,750
Credito Real SAB de CV SOFOM ER (S)	7.250	07-20-23		3,200,000	3,254,400
Grupo Cementos de Chihuahua SAB de CV	8.125	02-08-20		1,605,000	1,689,263
Grupo Televisa SAB	8.500	03-11-32		1,200,000	1,628,884
Mexichem SAB de CV (S)	4.875	09-19-22		1,800,000	1,972,584
Mexichem SAB de CV (S)	5.875	09-17-44		3,300,000	3,319,800
Mexichem SAB de CV	6.750	09-19-42		300,000	330,375
Mexichem SAB de CV (S)	6.750	09-19-42		1,600,000	1,762,000
Nemak SAB de CV (S)	5.500	02-28-23		6,220,000	6,499,900
Office Depot de Mexico SA de CV	6.875	09-20-20		150,000	159,938
Office Depot de Mexico SA de CV (S)	6.875	09-20-20		4,000,000	4,265,000
Petroleos Mexicanos	5.500	01-21-21		1,710,000	1,840,815
Petroleos Mexicanos	6.625	06-15-35		10,880,000	11,779,776
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21		4,250,000	4,267,000
Trust F/1401 (S)	5.250	12-15-24		1,850,000	1,970,250
Trust F/1401 (S)	6.950	01-30-44		6,600,000	7,185,750
Netherlands 0.3%					1,939,500
GTH Finance BV (S)	7.250	04-26-23		1,800,000	1,939,500

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       13

	Rate (%)	Maturity date	Par value^	Value
Paraguay 0.2%				$1,037,500
Telefonica Celular del Paraguay SA	6.750	12-13-22	1,000,000	1,037,500
Peru 3.2%				18,775,225
Abengoa Transmision Sur SA (S)	6.875	04-30-43	6,250,000	6,656,250
Banco de Credito del Peru (6.125% to 4-24-22, then 3 month LIBOR + 7.043%)	6.125	04-24-27	2,900,000	3,230,600
BBVA Banco Continental SA (5.250% to 9-22-24, then 5 Year CMT + 2.750%) (S)	5.250	09-22-29	2,300,000	2,484,000
Kallpa Generacion SA (S)	4.875	05-24-26	2,890,000	3,070,625
San Miguel Industrias Pet SA (S)	7.750	11-06-20	3,175,000	3,333,750
Russia 6.5%				37,714,655
EDC Finance, Ltd.	4.875	04-17-20	3,150,000	3,165,870
Eurochem Mineral & Chemical Company OJSC	5.125	12-12-17	2,850,000	2,922,647
Gazprom Neft OAO (S)	4.375	09-19-22	2,700,000	2,689,875
Gazprom Neft OAO	6.000	11-27-23	2,200,000	2,354,000
Lukoil International Finance BV	4.563	04-24-23	2,620,000	2,700,049
Metalloinvest Finance, Ltd.	5.625	04-17-20	4,000,000	4,189,928
Mobile Telesystems OJSC	5.000	05-30-23	2,000,000	2,077,580
Rosneft Oil Company (S)	4.199	03-06-22	2,900,000	2,892,257
Russian Agricultural Bank OJSC (S)	5.100	07-25-18	2,200,000	2,262,700
Russian Agricultural Bank OJSC	7.750	05-29-18	600,000	644,100
Sberbank of Russia	6.125	02-07-22	2,500,000	2,743,500
Sberbank of Russia (S)	6.125	02-07-22	200,000	219,480
Severstal OAO	5.900	10-17-22	3,350,000	3,667,071
VimpelCom Holdings BV (S)	7.504	03-01-22	2,230,000	2,506,074
Vnesheconombank	6.902	07-09-20	2,475,000	2,679,524
Thailand 0.9%				5,132,518
PTT Global Chemical PCL (S)	4.250	09-19-22	1,400,000	1,545,314
PTTEP Canada International Finance, Ltd. (S)	6.350	06-12-42	2,600,000	3,587,204
Turkey 2.2%				12,979,465
Export Credit Bank of Turkey (S)	5.000	09-23-21	8,600,000	8,698,040
Turkcell Iletisim Hizmetleri AS (S)	5.750	10-15-25	4,100,000	4,281,425
Venezuela 3.2%				18,565,360
Petroleos de Venezuela SA	9.750	05-17-35	40,150,000	18,565,360
Foreign government obligations 34.5%				$200,496,596
(Cost $189,007,359)
Angola 0.8%				4,394,720
Republic of Angola Bond (S)	9.500	11-12-25	4,400,000	4,394,720
Argentina 6.7%				39,002,077
Provincia de Buenos Aires
Bond (S)	7.875	06-15-27	2,600,000	2,736,500

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       14

	Rate (%)	Maturity date	Par value^	Value
Argentina (continued)
Note (S)	5.750	06-15-19	2,100,000	$2,184,000
Republic of Argentina
Bond (S)	7.625	04-22-46	1,550,000	1,751,500
Bond	8.280	12-31-33	20,792,224	23,859,077
Bond (S)	9.950	06-09-21	5,600,000	6,342,000
Note (S)	6.250	04-22-19	2,000,000	2,129,000
Bahrain 0.4%				2,090,000
Kingdom of Bahrain Bond (S)	6.125	08-01-23	2,000,000	2,090,000
Bolivia 0.1%				892,000
Republic of Bolivia Bond	4.875	10-29-22	800,000	892,000
Brazil 0.7%				4,332,250
Federative Republic of Brazil Bond	5.625	01-07-41	4,300,000	4,332,250
Colombia 2.2%				12,584,913
Republic of Colombia
Bond	4.000	02-26-24	7,400,000	7,788,500
Bond	4.375	07-12-21	500,000	540,625
Bond	5.000	06-15-45	2,000,000	2,167,500
Bond	5.625	02-26-44	1,810,000	2,088,288
Costa Rica 0.2%				992,500
Republic of Costa Rica Bond	4.250	01-26-23	1,000,000	992,500
Croatia 1.0%				5,574,876
Republic of Croatia Bond	5.500	04-04-23	5,100,000	5,574,876
Dominican Republic 1.4%				8,445,025
Government of Dominican Republic
Bond	5.875	04-18-24	3,500,000	3,753,750
Bond (S)	6.875	01-29-26	2,650,000	3,060,750
Bond	7.500	05-06-21	1,450,000	1,630,525
Egypt 0.5%				2,835,240
Arab Republic of Egypt Bond (S)	5.875	06-11-25	3,000,000	2,835,240
Ghana 0.5%				3,161,060
Republic of Ghana Bond (S)	10.750	10-14-30	2,800,000	3,161,060
Hungary 2.6%				14,956,370

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       15

	Rate (%)	Maturity date	Par value^		Value
Hungary (continued)
Republic of Hungary
Bond	5.375	02-21-23		4,700,000	$5,327,450
Bond	5.375	03-25-24		8,400,000	9,628,920
Indonesia 1.7%					10,175,885
Republic of Indonesia
Bond (S)	5.375	10-17-23		2,650,000	3,057,864
Bond	5.875	01-15-24		1,100,000	1,300,852
Bond	6.625	02-17-37		4,450,000	5,817,169
Jamaica 0.5%					2,906,250
Government of Jamaica Bond	7.625	07-09-25		2,500,000	2,906,250
Kazakhstan 0.6%					3,484,400
Republic of Kazakhstan Bond (S)	5.125	07-21-25		3,100,000	3,484,400
Kenya 0.5%					3,172,975
Republic of Kenya Bond (S)	6.875	06-24-24		3,250,000	3,172,975
Mexico 4.5%					25,905,137
Government of Mexico
Bond	4.600	01-23-46		11,364,000	12,258,915
Bond	7.750	05-29-31	MXN	222,440,400	13,646,222
Montenegro 0.3%					1,639,632
Republic of Montenegro Bond (S)	5.750	03-10-21	EUR	1,400,000	1,639,632
Namibia 0.6%					3,608,318
Republic of Namibia Bond (S)	5.250	10-29-25		3,400,000	3,608,318
Panama 1.7%					9,927,625
Republic of Panama
Bond	4.000	09-22-24		3,800,000	4,170,500
Bond	6.700	01-26-36		3,050,000	4,247,125
Bond	8.875	09-30-27		1,000,000	1,510,000
Peru 0.5%					3,102,000
Republic of Peru Bond	6.550	03-14-37		2,200,000	3,102,000
Philippines 0.5%					2,682,418
Republic of Philippines Bond	5.500	03-30-26		2,100,000	2,682,418

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       16

	Rate (%)	Maturity date	Par value^	Value
Qatar 0.3%				$1,841,040
Government of Qatar Note (S)	3.250	06-02-26	1,800,000	1,841,040
Turkey 4.3%				24,892,135
Republic of Turkey
Bond	4.250	04-14-26	5,000,000	4,915,350
Bond	6.000	01-14-41	7,650,000	8,390,979
Bond	6.250	09-26-22	3,560,000	3,947,150
Bond	6.875	03-17-36	6,400,000	7,638,656
Uruguay 1.4%				7,897,750
Republic of Uruguay
Bond	4.375	10-27-27	650,000	705,250
Bond	5.100	06-18-50	3,700,000	3,903,500
Bond	7.625	03-21-36	2,300,000	3,289,000
	Yield*	Maturity date	Par value	Value
Short-term investments 3.1%				$18,114,433
(Cost $18,114,433)
U.S. Government Agency 0.9%				5,486,000
Federal Home Loan Bank Discount Note	0.100	09-01-16	5,486,000	5,486,000
		Yield (%)	Shares	Value
Money market funds 0.1%				635,433
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class		0.1886(Y)	635,433	$635,433
			Par value	Value
Repurchase agreement 2.1%				11,993,000
Barclays Tri-Party Repurchase Agreement dated 8-31-16 at 0.310% to be repurchased at $11,993,103 on 9-1-16, collateralized by $10,138,200 U.S. Treasury Inflation Indexed Notes, 2.375% due 1-15-17 (valued at $12,232,967, including interest)			11,993,000	$11,993,000
Total investments (Cost $569,513,053)† 98.0%				$570,008,751
Other assets and liabilities, net 2.0%				$11,496,831
Total net assets 100.0%				$581,505,582

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       17

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
MXN	Mexican Peso
Key to Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $245,868,460 or 42.3% of the fund's net assets as of 8-31-16.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $572,669,010. Net unrealized depreciation aggregated to $2,660,259, of which $28,776,528 related to appreciated investment securities and $31,436,787 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       18

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Investments, at value (Cost $569,513,053)	$570,008,751
Foreign currency, at value (Cost $2,068)	2,037
Cash held at broker for future contracts	405,874
Receivable for fund shares sold	52,257
Unrealized appreciation on forward foreign currency contracts	2,377,097
Dividends and interest receivable	9,576,003
Other receivables and prepaid expenses	227,049
Total assets	582,649,068
Liabilities
Unrealized depreciation on forward foreign currency contracts	653,161
Payable for fund shares repurchased	337,290
Payable for futures variation margin	4,250
Distributions payable	1,537
Payable to affiliates
Accounting and legal services fees	7,081
Transfer agent fees	1,020
Other liabilities and accrued expenses	139,147
Total liabilities	1,143,486
Net assets	$581,505,582
Net assets consist of
Paid-in capital	$599,389,979
Undistributed net investment income	1,721,846
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(21,813,603)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	2,207,360
Net assets	$581,505,582

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($1,882,446 ÷ 194,306 shares)[1]	$9.69
Class C ($189,282 ÷ 19,567 shares)[1]	$9.67
Class I ($8,424,062 ÷ 868,222 shares)	$9.70
Class R2 ($103,643 ÷ 10,695 shares)	$9.69
Class R4 ($103,643 ÷ 10,695 shares)	$9.69
Class R6 ($415,657 ÷ 42,882 shares)	$9.69
Class NAV ($570,386,849 ÷ 58,841,190 shares)	$9.69
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.09

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       19

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Interest	$37,800,599
Securities lending	99
Total investment income	37,800,698
Expenses
Investment management fees	3,930,263
Distribution and service fees	6,987
Accounting and legal services fees	72,578
Transfer agent fees	9,294
Trustees' fees	9,711
State registration fees	78,531
Printing and postage	19,350
Professional fees	183,824
Custodian fees	131,568
Registration and filing fees	47,029
Other	20,914
Total expenses	4,510,049
Less expense reductions	(40,916)
Net expenses	4,469,133
Net investment income	33,331,565
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(3,700,471)
Affiliated investments	(13)
Futures contracts	(569,498)
(4,269,982)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	54,930,919
Futures contracts	(8,116)
54,922,803
Net realized and unrealized gain	50,652,821
Increase in net assets from operations	$83,984,386

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       20

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$33,331,565	$30,052,518
Net realized loss	(4,269,982)	(15,406,040)
Change in net unrealized appreciation (depreciation)	54,922,803	(61,792,659)
Increase (decrease) in net assets resulting from operations	83,984,386	(47,146,181)
Distributions to shareholders
From net investment income
Class A	(76,576)	(154,933)
Class C	(9,883)	(11,830)
Class I	(354,739)	(406,272)
Class R2[1]	(5,206)	(1,993)
Class R4[1]	(5,302)	(2,032)
Class R6[1]	(7,823)	(2,096)
Class NAV	(31,123,309)	(29,298,558)
From tax return of capital
Class A	—	(11,619)
Class C	—	(887)
Class I	—	(30,467)
Class R2[1]	—	(149)
Class R4[1]	—	(152)
Class R6[1]	—	(157)
Series NAV	—	(2,197,149)
Total distributions	(31,582,838)	(32,118,294)
From fund share transactions	(29,094,025)	148,642,927
Total increase	23,307,523	69,378,452
Net assets
Beginning of year	558,198,059	488,819,607
End of year	$581,505,582	$558,198,059
Undistributed net investment income	$1,721,846	$711,252

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       21

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.82	$10.14	$9.35	$10.46	$10.37
Net investment income[1]	0.49	0.43	0.45	0.53	0.62
Net realized and unrealized gain (loss) on investments	0.85	(1.28)	0.84	(0.92)	0.31
Total from investment operations	1.34	(0.85)	1.29	(0.39)	0.93
Less distributions
From net investment income	(0.47)	(0.44)	(0.46)	(0.49)	(0.64)
From net realized gain	—	—	(0.04)	(0.23)	(0.20)
From tax return of capital	—	(0.03)	—	—	—
Total distributions	(0.47)	(0.47)	(0.50)	(0.72)	(0.84)
Net asset value, end of period	$9.69	$8.82	$10.14	$9.35	$10.46
Total return (%)[2,3]	15.80	(8.61)	14.19	(4.30)	9.62
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$4	— [4]	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.39	3.43	1.86	1.99
Expenses including reductions	1.23	1.35	1.35	1.35	1.35
Net investment income	5.47	4.53	4.50	4.90	6.12
Portfolio turnover (%)	26	27	24	92	191

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       22

Class C Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$8.81	$10.13	$10.15
Net investment income (loss)[2]	0.43	0.34	(0.03)
Net realized and unrealized gain (loss) on investments	0.84	(1.28)	0.01
Total from investment operations	1.27	(0.94)	(0.02)
Less distributions
From net investment income	(0.41)	(0.35)	—	[3]
From tax return of capital	—	(0.03)	—
Total distributions	(0.41)	(0.38)	—	[3]
Net asset value, end of period	$9.67	$8.81	$10.13
Total return (%)[4,5]	15.14	(9.47)	(0.17	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	3.59	18.13	[8]
Expenses including reductions	1.93	2.30	2.30	[8]
Net investment income (loss)	4.88	3.65	(30.30	) [8]
Portfolio turnover (%)	26	27	24	[9]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       23

Class I Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$8.83	$10.15	$9.35	$10.46	$10.37
Net investment income[1]	0.53	0.47	0.45	0.56	0.66
Net realized and unrealized gain (loss) on investments	0.84	(1.29)	0.88	(0.91)	0.31
Total from investment operations	1.37	(0.82)	1.33	(0.35)	0.97
Less distributions
From net investment income	(0.50)	(0.47)	(0.49)	(0.53)	(0.68)
From net realized gain	—	—	(0.04)	(0.23)	(0.20)
From tax return of capital	—	(0.03)	—	—	—
Total distributions	(0.50)	(0.50)	(0.53)	(0.76)	(0.88)
Net asset value, end of period	$9.70	$8.83	$10.15	$9.35	$10.46
Total return (%)[2]	16.14	(8.23)	14.61	(3.96)	10.06
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$4	$10	$1	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.98	2.04	1.52	1.64
Expenses including reductions	0.92	0.97	1.04	0.98	0.95
Net investment income	5.97	4.89	4.60	5.26	6.52
Portfolio turnover (%)	26	27	24	92	191

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       24

Class R2 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.82	$9.35
Net investment income[2]	0.51	0.20
Net realized and unrealized gain (loss) on investments	0.85	(0.53)
Total from investment operations	1.36	(0.33)
Less distributions
From net investment income	(0.49)	(0.19)
From tax return of capital	—	(0.01)
Total distributions	(0.49)	(0.20)
Net asset value, end of period	$9.69	$8.82
Total return (%)[3]	16.02	(3.60	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.06	[6]
Expenses including reductions	1.07	1.05	[6]
Net investment income	5.78	4.91	[6]
Portfolio turnover (%)	26	27	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       25

Class R4 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.82	$9.35
Net investment income[2]	0.52	0.20
Net realized and unrealized gain (loss) on investments	0.85	(0.53)
Total from investment operations	1.37	(0.33)
Less distributions
From net investment income	(0.50)	(0.19)
From tax return of capital	—	(0.01)
Total distributions	(0.50)	(0.20)
Net asset value, end of period	$9.69	$8.82
Total return (%)[3]	16.13	(3.56	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.06	[6]
Expenses including reductions	0.97	0.95	[6]
Net investment income	5.88	5.01	[6]
Portfolio turnover (%)	26	27	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       26

Class R6 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.82	$9.35
Net investment income[2]	0.49	0.21
Net realized and unrealized gain (loss) on investments	0.89	(0.53)
Total from investment operations	1.38	(0.32)
Less distributions
From net investment income	(0.51)	(0.20)
From tax return of capital	—	(0.01)
Total distributions	(0.51)	(0.21)
Net asset value, end of period	$9.69	$8.82
Total return (%)[3]	16.33	(3.49	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.81	[6]
Expenses including reductions	0.81	0.78	[6]
Net investment income	5.37	5.17	[6]
Portfolio turnover (%)	26	27	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       27

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$8.82	$10.14	$9.34	$9.84
Net investment income[2]	0.54	0.49	0.50	0.07
Net realized and unrealized gain (loss) on investments	0.84	(1.29)	0.85	(0.50)
Total from investment operations	1.38	(0.80)	1.35	(0.43)
Less distributions
From net investment income	(0.51)	(0.48)	(0.51)	(0.07)
From net realized gain	—	—	(0.04)	—
From tax return of capital	—	(0.04)	—	—
Total distributions	(0.51)	(0.52)	(0.55)	(0.07)
Net asset value, end of period	$9.69	$8.82	$10.14	$9.34
Total return (%)[3]	16.29	(8.09)	14.83	(4.36	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$570	$552	$475	$195
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.79	0.88	0.90	[5]
Expenses including reductions	0.81	0.78	0.87	0.87	[5]
Net investment income	6.03	5.17	5.15	3.73	[5]
Portfolio turnover (%)	26	27	24	92	[6]

1	The inception date for Class NAV shares is 6-20-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       28

Notes to financial statements

Note 1 — Organization

John Hancock Emerging Markets Debt Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return with an emphasis on current income as well as capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       29

fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2016, all investments are categorized as Level 2 under the hierarchy described above except money market funds and futures which are categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       30

return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016, were $2,535.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2016, the fund has a short-term capital loss carryfoward of $8,508,703 and a long-term capital loss carryforward of $10,157,060 available to offset future net realized capital gains. These carryforwards do not expire.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       31

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. The fund typically declares and pays capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$31,582,838	$29,877,714
Tax Return of Capital	—	2,240,580
Total	$31,582,838	$32,118,294

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $3,447,319 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, foreign currency transactions, amortization and accretion on debt securities and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain non-deliverable forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       32

transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2016, the fund used futures contracts to manage duration of the fund, manage against anticipated interest rate changes and gain exposure to treasuries markets. The fund held futures contracts with notional values up to $11.6 million, as measured at each quarter end. The following table summarizes the contracts held at August 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
U.S. Long Bond Futures	68	Short	Dec 2016	($11,577,384)	($11,585,500)	($8,116)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currency. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $40.5 million to $293.7 million, as measured at each quarter end. The following table summarizes the contracts held at August 31, 2016.

Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
BRL	20,000,000	USD	5,640,158	Citigroup	9/9/2016	$540,464	—	$540,464
MXN	394,000,000	USD	21,054,206	Goldman Sachs	9/9/2016	—	($118,269)	(118,269)

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       33

Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
RUB	720,000,000	USD	10,989,011	Citigroup	9/9/2016	2,951	—	2,951
RUB	760,000,000	USD	11,240,941	Goldman Sachs	11/1/2016	212,777	—	212,777
USD	5,645,730	BRL	20,000,000	Citigroup	9/9/2016	—	(534,892)	(534,892)
USD	26,640,932	JPY	2,696,062,320	Goldman Sachs	10/5/2016	543,194	—	543,194
USD	21,241,185	MXN	394,000,000	Goldman Sachs	9/9/2016	305,249	—	305,249
USD	11,289,690	RUB	720,000,000	Citigroup	9/9/2016	297,728	—	297,728
USD	11,652,867	RUB	760,000,000	Goldman Sachs	11/1/2016	199,149	—	199,149
USD	11,142,252	ZAR	163,000,000	Goldman Sachs	9/9/2016	70,995	—	70,995
ZAR	163,000,000	USD	10,866,667	HSBC	9/9/2016	204,590	—	204,590
						$2,377,097	($653,161)	$1,723,936

Currency Abbreviations
BRL	Brazilian Real	RUB	Russian Ruble
JPY	Japanese Yen	ZAR	South African Rand
MXN	Mexican Peso	USD	U.S. Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Foreign currency	Unrealized appreciation/ depreciation on forward foreign currency contracts	Forward foreign currency contracts	$2,377,097	($653,161)
Interest rate	Receivable/payable for futures	Futures†	—	(8,116)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments in unaffiliated issuers and foreign currency transactions*	Total
Interest rate	($569,498)	—	($569,498)
Foreign currency	—	$1,784,212	1,784,212
Total	($569,498)	$1,784,212	$1,214,714

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       34

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Equity	($8,116)	—	($8,116)
Forward foreign currency	—	$2,363,288	2,363,288
Total	($8,116)	$2,363,288	$2,355,172

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.725% of the first $250 million of the fund's average daily net assets; (b) 0.700% of the next $500 million of the fund's average daily net assets, and (c) 0.675% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to January 1, 2016, the Advisor had contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.35%, 2.30% and 1.04%, for Class A, Class C, and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses, short dividend expense and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended August 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reductions	Class	Expense reductions
Class A	$107	Class R4	$7
Class C	16	Class R6	34

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       35

Class	Expense reductions	Class	Expense reductions
Class I	469	Class NAV	40,181
Class R2	7	Total	$40,821

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $95 for Class R4 shares for the year ended August 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $4,703 for the year ended August 31, 2016. Of this amount, $611 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,564 was paid as sales commissions to broker-dealers and $528 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $920 for Class C shares. There were no CDSC received for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares,

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       36

Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$4,358	$1,828
Class C	2,153	271
Class I	—	7,139
Class R2	238	16
Class R4	238	16
Class R6	—	24
Total	$6,987	$9,294

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	145,928	$1,347,441	215,167	$2,076,122
Distributions reinvested	8,477	75,787	17,034	161,128
Repurchased	(176,583)	(1,576,256)	(420,982)	(3,935,301)
Net decrease	(22,178)	($153,028)	(188,781)	($1,698,051)
Class C shares
Sold	10,387	$92,709	37,620	$363,074
Distributions reinvested	1,030	9,140	940	8,782
Repurchased	(20,001)	(179,000)	(20,261)	(181,977)
Net increase (decrease)	(8,584)	($77,151)	18,299	$189,879
Class I shares
Sold	703,124	$6,253,141	506,214	$4,857,631
Distributions reinvested	39,401	353,482	45,567	432,073
Repurchased	(314,238)	(2,797,033)	(1,092,887)	(10,286,565)
Net increase (decrease)	428,287	$3,809,590	(541,106)	($4,996,861)
Class R2 shares[1]
Sold	—	—	10,695	$100,000
Net increase	—	—	10,695	$100,000
Class R4 shares[1]
Sold	—	—	10,695	$100,000
Net increase	—	—	10,695	$100,000
Class R6 shares[1]
Sold	31,941	$304,715	10,695	$100,000
Distributions reinvested	246	2,360	—	—
Net increase	32,187	$307,075	10,695	$100,000

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       37

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	4,289,350	$38,275,121	13,621,847	$133,938,557
Distributions reinvested	3,495,939	31,123,309	3,352,595	31,495,707
Repurchased	(11,536,076)	(102,378,941)	(1,203,002)	(10,586,304)
Net increase (decrease)	(3,750,787)	($32,980,511)	15,771,440	$154,847,960
Total net increase (decrease)	(3,321,075)	($29,094,025)	15,091,937	$148,642,927

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the fund owned 100%, 100%, 25% and 100% of shares of beneficial interest of Class R2, Class R4, Class R6 and Class NAV, respectively, on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $108,304,611 and $130,956,788, respectively, for the year ended August 31, 2016. Purchases and sales of U.S. Treasury obligations aggregated $29,555,736 and $29,821,641, respectively, for the year ended August 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 98.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Lifestyle Balanced Portfolio	32.9%
John Hancock Funds II Lifestyle Growth Portfolio	24.2%
John Hancock Funds II Lifestyle Conservative Portfolio	14.8%
John Hancock Funds II Lifestyle Moderate Portfolio	14.1%

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       38

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Emerging Markets Debt Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       39

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       40

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Debt Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       41

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the fund underperformed its peer group average for the one- and five-year periods ended December 31, 2015 and outperformed its peer group average for the three-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       42

for the three-year period. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and and total expenses for the fund are higher than the peer group median.

The Board also took into account management's discussion of the fund's expenses, including actions taken that have reduced certain fund expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       43

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       44

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       46

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       47

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       48

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       49

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLC

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       50

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Emerging Markets Debt Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318205	358A 8/16 10/16

John Hancock

U.S. Equity Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equity investors. Major indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index all went on to hit new all-time highs in August. Overall economic growth remains sluggish, but consumer spending and employment gains have been supportive of a continued stock market advance.

One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. At the top of many investors' minds has been the potential for additional interest-rate increases by the U.S. Federal Reserve in keeping with the health of the underlying economy. The U.K.'s vote in late June to leave the European Union (Brexit) and the upcoming U.S. election have also added uncertainty.

It is prudent to expect continued market volatility as this dynamic environment plays out. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
U.S. Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
20	Financial statements
23	Financial highlights
28	Notes to financial statements
36	Auditor's report
37	Tax information
38	Continuation of investment advisory and subadvisory agreements
44	Trustees and Officers
48	More information

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

Class A shares (without sales charge)[1]
Russell 3000 Index
Morningstar large blend fund category average
11.60
11.44
8.76
9.46
11.74
10.00
12.02
14.46
12.89
6.11
7.59
6.61
1 year
3 year
5 year
10 year

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 10/31/11. The returns prior to this date are those of Class NAV shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A strong market backdrop

The U.S. stock market overcame periods of market volatility to generate favorable results for the 12 months ended August 31, 2016.

Beneficial performance factors

Stock selection was helpful in the healthcare and consumer discretionary sectors, while an overweight in the outperforming information technology category also helped results relative to the fund's benchmark.

Challenges in industrials, utilities

Weak security selection in the industrials sector hampered results, as did an underweight in the strong-performing utilities sector.

SECTOR COMPOSITION AS OF 8/31/16 (%)

A note about risks

Large company stocks could fall out of favor. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investing in real estate investment trusts subjects the fund to the risks associated with direct ownership of real estate, such as a decline in the value of real estate and general and local economic conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Neil Constable, Ph.D., GMO

Neil Constable, Ph.D.
Portfolio Manager
GMO

How did the fund perform for the 12 months ended August 31, 2016?

U.S. stocks generally performed well in an environment of continued low interest rates and stronger commodity prices. These results occurred despite extended periods of market volatility throughout the past year. Slowing Chinese economic growth posed a challenge for stock prices, particularly last fall. Another big concern of investors came in the United Kingdom, which in June voted to terminate its long relationship with the European Union. This decision, dubbed Brexit, led to a sharp but ultimately short-lived drop in stock prices relatively late in the period.

Against this backdrop, the fund produced solid results and outperformed its benchmark, the Russell 3000 Index. The fund also outpaced the Morningstar large blend fund category average by a meaningful margin.

What was behind the fund's results relative to the benchmark?

The fund benefited from exposure to higher-quality stocks, which were in favor for much of the period. On a sector basis relative to the benchmark, the fund was helped by strong stock picking in healthcare and consumer discretionary. An average relative overweight in information technology also boosted results, given this category's outperformance for the period. Tempering these favorable results was weak security selection in the industrials sector. An underweight in the strong-performing utilities group also detracted.

Which individual holdings contributed to performance relative to the benchmark?

The fund benefited from a position in medical products company and drug manufacturer Johnson & Johnson (J&J). Based on our quantitative investment approach, we found the stock desirable for several reasons, including its high-quality, reasonable growth prospects and relatively attractive valuation. During the period, J&J and other companies perceived to be more stable were compelling

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       4

"The fund benefited from exposure to higher-quality stocks, which were in favor for much of the period."
to investors seeking refuge from the periodic turmoil in global financial markets. For similar reasons, the fund also benefited from its stake in health benefits provider UnitedHealth Group, Inc., another outperforming healthcare name this period.

Meanwhile, Amazon.com, Inc., the leading Internet retailer, was another notable contributor. Amazon continued to generate stronger-than-expected profits, with particularly favorable results coming from the company's cloud computing division, Amazon Web Services, Inc. This financial performance helped lift Amazon's share price during the period, and as the company's valuation became less attractive, we eliminated the fund's exposure to the name.

A position in tobacco manufacturer Philip Morris International, Inc. further added value, as the company's consistent profitability and attractive valuation coming into the period proved desirable for investors. Meanwhile, in the energy sector, a position in Chevron Corp. contributed. Like most diversified energy companies, Chevron benefited from a rising oil price over the 12-month timeframe, which boosted the company's earnings.

In information technology, the fund benefited on a relative basis from strong-performing positions in Alphabet Inc., parent company of Internet search company Google, as well as Cisco Systems, Inc.,

TOP 10 HOLDINGS AS OF 8/31/16 (%)

Johnson & Johnson	3.8
Verizon Communications, Inc.	3.3
Intel Corp.	3.3
Pfizer, Inc.	3.2
JPMorgan Chase & Co.	3.1
The Home Depot, Inc.	3.1
Apple, Inc.	3.1
UnitedHealth Group, Inc.	2.9
Valero Energy Corp.	2.7
Cisco Systems, Inc.	2.7
TOTAL	31.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       5

"... we opted to focus more intently on our core quantitative management strategy, which continued to emphasize stocks with a combination of attractive valuation, quality, and growth characteristics."
a maker of network communications gear. We sold the fund's position in Alphabet before period end.

Which stocks were notable relative detractors?

The fund's biggest relative performance challenge came from Puma Biotechnology, Inc., a biotech company focused on cancer treatment. We had initially added this name to the fund based on our team's fundamental research. Unfortunately, the growth potential we had envisioned for one of its drugs under development failed to materialize. As our management approach shifted during the period to emphasize quantitative over fundamental analysis, we ultimately sold the fund's stake in Puma.

Investments in energy refiners posed another source of difficulty, with Valero Energy Corp. and Tesoro Corp. both meaningful detractors for the fund. Unlike energy producers, energy refiners tend to struggle when the price of oil is rising, as the higher raw material cost cuts into the companies' profitability. At period end, both stocks remained attractive to us from a valuation standpoint, and we continued to hold them in the fund.

A variety of airline stocks also detracted from the fund's relative performance, especially Delta Air Lines, Inc. and JetBlue Airways Corp. In fact, many airline companies were challenged this period, partly due to the financial impact of higher oil prices on their bottom lines, and these two fund holdings were no exception to the trend.

What was your approach to managing the fund?

At the start of the period, the fund was significantly underweighted in the financials sector and overweighted in information technology. These relative weightings were shaped by our forecasts that indicated better potential from high-quality stocks, including technology names, than their lower-quality counterparts, which encompassed various financials. As the period progressed and

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       6

we found more opportunities among lower-quality stocks, the fund's exposure to financials grew while its allocation to the technology sector declined.

How was the fund positioned at period end?

We position the fund with a focus on attractively valued, high-quality companies that we believe have the potential to outperform the index over time. This approach has led us to a portfolio with broad representation across multiple market sectors.

At period end, we continued to emphasize a quantitative, or data-driven, approach to investing the fund's assets. Particularly during the period's second half, we began to phase out the fundamental research component of our strategy. Accordingly, we opted to focus more intently on our core quantitative management strategy, which continued to emphasize stocks with a combination of attractive valuation, quality, and growth characteristics.

What fund changes are on the way?

As of September 28, 2016, GMO will no longer manage the fund. It will be managed by Wellington Management Company LLP. Additionally, the name of the fund will be changed to John Hancock U.S. Growth Fund.

MANAGED BY

Neil Constable, Ph.D. On the fund since 2015 Investing since 2003

The views expressed in this report are exclusively those of Neil Constable, Ph.D., GMO, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	5.99	10.87	5.57	67.54	71.89
Class C1	9.81	11.21	5.35	70.11	68.43
Class I1,2	11.95	12.47	6.55	79.99	88.67
Class 1[1,2]	11.90	12.52	6.62	80.39	89.85
Class NAV[2]	12.06	12.59	6.68	80.96	90.89
Index†	11.44	14.46	7.59	96.42	107.86

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), reflect those that were in effect for the time period covered by this report and may differ from those disclosed in the most recent published available prospectuses and the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class 1	Class NAV
Gross (%)	1.22	1.92	0.91	0.84	0.79
Net (%)	1.22	1.92	0.89	0.84	0.79

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 3000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock U.S. Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 3000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-06	16,843	16,843	20,786
Class I1,2	8-31-06	18,867	18,867	20,786
Class 1[1,2]	8-31-06	18,985	18,985	20,786
Class NAV[2]	8-31-06	19,089	19,089	20,786

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	Class A and Class I shares were first offered on 10-31-11; Class C shares were first offered on 8-28-14; Class 1 shares were first offered on 5-7-12. The returns prior to these dates are those of Class NAV shares that have been recalculated to reflect the gross fees and expenses of Class A, Class I, Class C, and Class 1 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,117.90	$6.49	1.22%
Class C	1,000.00	1,113.20	10.25	1.93%
Class I	1,000.00	1,119.30	4.69	0.88%
Class 1	1,000.00	1,119.50	4.53	0.85%
Class NAV	1,000.00	1,120.50	4.21	0.79%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$6.19	1.22%
Class C	1,000.00	1,015.40	9.78	1.93%
Class I	1,000.00	1,020.70	4.47	0.88%
Class 1	1,000.00	1,020.90	4.32	0.85%
Class NAV	1,000.00	1,021.20	4.01	0.79%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       11

Fund's investments

As of 8-31-16
	Shares	Value
Common stocks 98.7%		$978,482,889
(Cost $844,280,225)
Consumer discretionary 14.2%		140,690,376
Auto components 1.6%
Cooper Tire & Rubber Company	33,300	1,131,868
Cooper-Standard Holding, Inc. (I)	4,600	455,630
Drew Industries, Inc.	13,800	1,405,530
Gentex Corp.	48,500	862,815
Lear Corp.	84,200	9,791,618
Superior Industries International, Inc.	21,200	617,132
The Goodyear Tire & Rubber Company	44,700	1,311,945
Tower International, Inc.	26,700	648,810
Automobiles 0.4%
Thor Industries, Inc.	43,100	3,497,565
Diversified consumer services 0.0%
Apollo Education Group, Inc. (I)	11,400	101,118
Bridgepoint Education, Inc. (I)	2,700	19,575
Hotels, restaurants and leisure 0.3%
Marriott Vacations Worldwide Corp.	7,200	555,120
Monarch Casino & Resort, Inc. (I)	1,100	26,169
Texas Roadhouse, Inc.	35,100	1,553,877
The Cheesecake Factory, Inc.	17,800	915,098
Household durables 0.7%
Helen of Troy, Ltd. (I)	54,700	4,941,598
Hooker Furniture Corp.	6,200	144,212
Tupperware Brands Corp.	24,600	1,612,038
Internet and direct marketing retail 0.0%
HSN, Inc.	6,500	271,570
Leisure products 0.5%
Hasbro, Inc.	31,600	2,582,984
Smith & Wesson Holding Corp. (I)	83,300	2,344,895
Media 2.8%
Comcast Corp., Class A	118,200	7,713,732
Gannett Company, Inc.	89,100	1,062,963
Meredith Corp.	14,200	753,168
News Corp., Class A	111,697	1,570,460
Omnicom Group, Inc.	152,400	13,126,212
Scholastic Corp.	2,000	80,520
Scripps Networks Interactive, Inc., Class A	8,400	532,308
Starz, Class A (I)	41,300	1,288,147
TEGNA, Inc.	20,700	419,382

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       12

	Shares	Value
Consumer discretionary (continued)
Media (continued)
The Interpublic Group of Companies, Inc.	61,800	$1,430,052
Multiline retail 0.7%
Dillard's, Inc., Class A	7,400	445,776
Macy's, Inc.	56,200	2,033,316
Target Corp.	68,400	4,800,996
Specialty retail 6.5%
Asbury Automotive Group, Inc. (I)	2,200	118,184
AutoNation, Inc. (I)	8,100	383,535
Bed Bath & Beyond, Inc.	214,200	9,932,454
Express, Inc. (I)	91,300	1,080,079
Foot Locker, Inc.	205,000	13,456,200
Group 1 Automotive, Inc.	5,600	332,304
Guess?, Inc.	84,300	1,401,909
Lowe's Companies, Inc.	53,200	4,072,992
Murphy USA, Inc. (I)	27,733	2,027,837
Penske Automotive Group, Inc.	4,000	181,200
Rent-A-Center, Inc.	12,700	155,194
Select Comfort Corp. (I)	3,700	97,125
The Cato Corp., Class A	5,400	185,112
The Home Depot, Inc.	229,100	30,726,892
Textiles, apparel and luxury goods 0.7%
Coach, Inc.	55,600	2,122,808
Culp, Inc.	3,500	110,985
Fossil Group, Inc. (I)	3,000	85,680
Movado Group, Inc.	8,500	192,950
NIKE, Inc., Class B	60,310	3,476,268
Vera Bradley, Inc. (I)	27,200	406,912
VF Corp.	1,540	95,557
Consumer staples 5.8%		57,367,129
Beverages 2.0%
Dr. Pepper Snapple Group, Inc.	210,000	19,677,000
Food and staples retailing 0.3%
CVS Health Corp.	22,700	2,120,180
Wal-Mart Stores, Inc.	16,100	1,150,184
Food products 2.5%
Hormel Foods Corp.	130,700	5,000,582
Ingredion, Inc.	130,100	17,818,496
John B. Sanfilippo & Son, Inc.	13,400	689,028
Omega Protein Corp. (I)	37,300	940,333
Household products 0.0%
Central Garden & Pet Company, Class A (I)	6,300	152,775

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       13

	Shares	Value
Consumer staples (continued)
Tobacco 1.0%
Altria Group, Inc.	30,600	$2,022,354
Philip Morris International, Inc.	17,900	1,788,747
Reynolds American, Inc.	97,400	4,828,118
Universal Corp.	19,600	1,179,332
Energy 6.7%		66,399,845
Energy equipment and services 0.1%
Atwood Oceanics, Inc.	18,500	146,150
Ensco PLC, Class A	52,800	400,752
Exterran Corp. (I)	14,500	204,885
Unit Corp. (I)	14,400	246,096
Oil, gas and consumable fuels 6.6%
California Resources Corp. (L)	43,640	433,345
Chevron Corp.	138,353	13,915,545
Delek US Holdings, Inc.	12,900	226,395
Denbury Resources, Inc. (I)	163,100	502,348
Marathon Oil Corp.	482,400	7,245,648
Murphy Oil Corp.	64,000	1,710,080
REX American Resources Corp. (I)	3,100	249,364
Tesoro Corp.	181,100	13,658,562
Valero Energy Corp.	480,900	26,617,815
Western Refining, Inc.	33,500	842,860
Financials 14.9%		147,473,040
Banks 5.2%
Berkshire Hills Bancorp, Inc.	6,900	192,441
Chemical Financial Corp. (L)	25,900	1,197,357
Citigroup, Inc.	398,300	19,014,842
JPMorgan Chase & Co.	457,800	30,901,500
The PNC Financial Services Group, Inc.	1,900	171,190
Capital markets 0.8%
Ares Capital Corp. (L)	79,300	1,281,488
BlackRock Capital Investment Corp.	55,100	480,472
Franklin Resources, Inc.	5,700	208,050
Gladstone Investment Corp.	33,000	302,940
T. Rowe Price Group, Inc.	77,400	5,382,396
THL Credit, Inc.	4,600	46,598
Consumer finance 1.3%
Capital One Financial Corp.	126,800	9,078,880
Cash America International, Inc.	53,400	2,324,502
PRA Group, Inc. (I)	34,400	1,100,112
Regional Management Corp. (I)	11,400	246,468

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       14

	Shares	Value
Financials (continued)
Diversified financial services 0.5%
Nasdaq, Inc.	75,800	$5,397,718
Insurance 6.3%
Aflac, Inc.	169,000	12,536,420
American Equity Investment Life Holding Company	24,600	433,452
Assured Guaranty, Ltd.	219,000	6,081,630
Endurance Specialty Holdings, Ltd.	600	39,510
Everest Re Group, Ltd.	24,600	4,757,148
FBL Financial Group, Inc., Class A	5,000	330,600
First American Financial Corp.	58,800	2,533,692
Genworth Financial, Inc., Class A (I)	40,700	192,511
Lincoln National Corp.	56,700	2,723,301
MBIA, Inc. (I)	167,500	1,350,050
Selective Insurance Group, Inc.	13,800	550,620
The Hanover Insurance Group, Inc.	15,600	1,219,920
The Navigators Group, Inc.	12,300	1,155,708
The Progressive Corp.	71,200	2,318,272
The Travelers Companies, Inc.	218,600	25,950,006
Mortgage real estate investment trusts 0.5%
Apollo Commercial Real Estate Finance, Inc.	46,900	764,470
Ares Commercial Real Estate Corp.	10,900	137,013
ARMOUR Residential REIT, Inc.	119,700	2,662,128
Chimera Investment Corp.	84,400	1,391,756
Thrifts and mortgage finance 0.3%
Essent Group, Ltd. (I)	38,000	1,010,040
First Defiance Financial Corp.	1,500	68,235
Northwest Bancshares, Inc.	57,700	895,504
Walker & Dunlop, Inc. (I)	39,400	1,044,100
Health care 13.9%		138,080,056
Biotechnology 1.2%
Gilead Sciences, Inc.	142,900	11,200,502
PDL BioPharma, Inc.	293,920	855,307
Health care providers and services 5.7%
Aetna, Inc.	120,400	14,101,248
Anthem, Inc.	75,700	9,468,556
Chemed Corp.	14,000	1,889,020
Henry Schein, Inc. (I)	17,600	2,882,704
UnitedHealth Group, Inc.	208,646	28,386,288
Health care technology 0.0%
Quality Systems, Inc.	14,500	170,665
Pharmaceuticals 7.0%
Johnson & Johnson	310,900	37,102,806

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       15

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	920,200	$32,022,960
Industrials 12.4%		122,813,092
Aerospace and defense 1.0%
Honeywell International, Inc.	62,000	7,236,020
Northrop Grumman Corp.	10,500	2,226,735
Air freight and logistics 1.0%
Atlas Air Worldwide Holdings, Inc. (I)	19,200	713,088
Expeditors International of Washington, Inc.	63,200	3,201,080
United Parcel Service, Inc., Class B	54,800	5,985,256
Airlines 2.5%
Alaska Air Group, Inc.	86,100	5,814,333
Delta Air Lines, Inc.	345,600	12,700,800
Hawaiian Holdings, Inc. (I)	19,400	911,412
JetBlue Airways Corp. (I)	261,400	4,169,330
SkyWest, Inc.	42,800	1,208,244
Commercial services and supplies 1.3%
ACCO Brands Corp. (I)	82,400	824,000
Cintas Corp.	56,700	6,662,817
Deluxe Corp.	32,000	2,181,440
Ennis, Inc.	15,900	263,622
KAR Auction Services, Inc.	64,100	2,710,148
Electrical equipment 1.5%
Emerson Electric Company	232,298	12,237,459
Rockwell Automation, Inc.	27,000	3,130,110
Industrial conglomerates 2.5%
3M Company	139,200	24,950,208
Machinery 1.5%
AGCO Corp.	71,800	3,485,172
Briggs & Stratton Corp.	19,500	370,695
Douglas Dynamics, Inc.	12,000	384,960
Dover Corp.	19,400	1,406,500
Lincoln Electric Holdings, Inc.	3,200	203,392
Snap-on, Inc.	55,600	8,522,924
SPX Corp. (I)	12,900	244,326
Wabash National Corp. (I)	43,400	605,430
Marine 0.0%
Matson, Inc.	10,700	412,913
Professional services 0.6%
Equifax, Inc.	23,200	3,060,080
Korn/Ferry International	67,500	1,609,200
Navigant Consulting, Inc. (I)	2,800	54,992

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       16

	Shares	Value
Industrials (continued)
Professional services (continued)
TrueBlue, Inc. (I)	38,200	$834,670
Road and rail 0.3%
Werner Enterprises, Inc.	120,700	2,785,756
Trading companies and distributors 0.2%
Watsco, Inc.	5,400	798,444
WESCO International, Inc. (I)	14,600	907,536
Information technology 21.9%		216,722,894
Communications equipment 2.9%
Brocade Communications Systems, Inc.	80,800	725,584
Cisco Systems, Inc.	839,506	26,394,069
F5 Networks, Inc. (I)	12,500	1,534,125
NETGEAR, Inc. (I)	8,200	467,400
Electronic equipment, instruments and components 2.5%
Arrow Electronics, Inc. (I)	137,100	9,025,293
Avnet, Inc.	213,800	8,911,184
ePlus, Inc. (I)	6,300	570,213
Insight Enterprises, Inc. (I)	9,700	296,820
Jabil Circuit, Inc.	103,800	2,199,522
Sanmina Corp. (I)	45,000	1,182,600
Tech Data Corp. (I)	30,100	2,234,624
IT services 7.1%
Accenture PLC, Class A	99,900	11,488,500
Amdocs, Ltd.	131,700	7,917,804
Booz Allen Hamilton Holding Corp.	84,000	2,550,240
Broadridge Financial Solutions, Inc.	22,000	1,524,600
CACI International, Inc., Class A (I)	12,800	1,271,808
Convergys Corp.	108,700	3,242,521
CSG Systems International, Inc.	12,400	542,128
Fiserv, Inc. (I)	94,600	9,748,530
IBM Corp.	130,197	20,685,699
Net 1 UEPS Technologies, Inc. (I)	36,000	351,720
Paychex, Inc.	134,800	8,178,316
Sykes Enterprises, Inc. (I)	18,900	552,447
Xerox Corp.	180,700	1,779,895
Semiconductors and semiconductor equipment 4.8%
Intel Corp.	900,400	32,315,356
QUALCOMM, Inc.	241,398	15,224,972
Xilinx, Inc.	3,800	205,998
Software 1.4%
Activision Blizzard, Inc.	127,600	5,278,812
CA, Inc.	41,500	1,407,265

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       17

	Shares	Value
Information technology (continued)
Software (continued)
Citrix Systems, Inc. (I)	33,000	$2,877,600
Microsoft Corp.	73,500	4,223,310
Zedge, Inc., Class B (I)	3,433	15,311
Technology hardware, storage and peripherals 3.2%
Apple, Inc.	285,700	30,312,770
HP, Inc.	103,400	1,485,858
Materials 3.3%		33,002,048
Chemicals 2.2%
LyondellBasell Industries NV, Class A	283,000	22,325,870
Containers and packaging 1.1%
AptarGroup, Inc.	23,500	1,832,530
Avery Dennison Corp.	114,200	8,843,648
Real estate 0.3%		2,871,026
Equity real estate investment trusts 0.0%
CatchMark Timber Trust, Inc., Class A	11,100	129,870
Real estate management and development 0.3%
Altisource Portfolio Solutions SA (I)	18,200	592,956
Jones Lang LaSalle, Inc.	18,400	2,148,200
Telecommunication services 3.8%		37,625,185
Diversified telecommunication services 3.8%
AT&T, Inc.	105,800	4,325,104
FairPoint Communications, Inc. (I)	8,500	118,490
IDT Corp., Class B	10,300	153,367
Verizon Communications, Inc.	621,400	32,517,862
Vonage Holdings Corp. (I)	38,200	221,942
Wireless telecommunication services 0.0%
NII Holdings, Inc. (I)	73,200	243,756
United States Cellular Corp. (I)	1,200	44,664
Utilities 1.5%		15,438,198
Electric utilities 0.2%
IDACORP, Inc.	30,500	2,320,135
Gas utilities 0.1%
Atmos Energy Corp.	15,800	1,164,460
Independent power and renewable electricity producers 0.3%
Talen Energy Corp. (I)	239,700	3,310,257
Multi-utilities 0.9%
Ameren Corp.	58,300	2,881,186
Avista Corp.	8,900	361,518
Consolidated Edison, Inc.	21,400	1,610,350

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       18

			Shares	Value
Utilities (continued)
Multi-utilities (continued)
DTE Energy Company			20,200	$1,876,580
SCANA Corp.			25,800	1,822,770
Unitil Corp.			2,300	90,942
Rights 0.0%				$210
(Cost $1,820)
Community Health Systems, Inc. (I)(N)			28,000	210
		Yield (%)	Shares	Value
Securities lending collateral 0.3%				$2,671,802
(Cost $2,671,466)
John Hancock Collateral Trust (W)		0.6375(Y)	267,015	2,671,802
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.3%				$12,789,512
(Cost $12,788,534)
U.S. Government 1.1%				10,987,406
U.S. Treasury Bill	0.370	01-05-17	10,000,000	9,987,780
U.S. Treasury Bill	0.400	10-27-16	1,000,000	999,626
		Yield (%)	Shares	Value
Money market funds 0.2%				1,802,106
State Street Institutional Treasury Money Market Fund, Premier Class		0.1886(Y)	1,802,106	1,802,106
Total investments (Cost $859,742,045)† 100.3%				$993,944,413
Other assets and liabilities, net (0.3%)				($2,584,045)
Total net assets 100.0%				$991,360,368

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(N)	Strike price and/or expiration date not available.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $868,616,443. Net unrealized appreciation aggregated to $125,327,970, of which $150,198,843 related to appreciated investment securities and $24,870,873 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       19

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Unaffiliated investments, at value (Cost $857,070,579) including $2,625,033 of securities loaned	$991,272,611
Affiliated investments, at value (Cost $2,671,466)	2,671,802
Total investments, at value (Cost $859,742,045)	993,944,413
Receivable for fund shares sold	12,911
Dividends and interest receivable	2,894,506
Receivable for securities lending income	1,788
Other receivables and prepaid expenses	19,556
Total assets	996,873,174
Liabilities
Due to custodian	19,680
Payable for fund shares repurchased	2,666,568
Payable upon return of securities loaned	2,679,530
Payable for futures variation margin	27,360
Payable to affiliates
Accounting and legal services fees	11,972
Transfer agent fees	10,712
Other liabilities and accrued expenses	96,984
Total liabilities	5,512,806
Net assets	$991,360,368
Net assets consist of
Paid-in capital	$745,716,740
Undistributed net investment income	9,728,078
Accumulated net realized gain (loss) on investments and futures contracts	101,246,926
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	134,668,624
Net assets	$991,360,368

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($43,739,246 ÷ 4,119,805 shares)[1]	$10.62
Class C ($856,428 ÷ 80,675 shares)[1]	$10.62
Class I ($60,588,714 ÷ 5,717,449 shares)	$10.60
Class 1 ($48,946,027 ÷ 4,620,984 shares)	$10.59
Class NAV ($837,229,953 ÷ 79,017,345 shares)	$10.60
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.18

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       20

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Dividends	$22,104,636
Securities lending	589,080
Interest	58,384
Total investment income	22,752,100
Expenses
Investment management fees	7,708,179
Distribution and service fees	156,875
Accounting and legal services fees	133,455
Transfer agent fees	128,399
Trustees' fees	18,012
State registration fees	58,679
Printing and postage	44,311
Professional fees	77,046
Custodian fees	93,315
Registration and filing fees	3,989
Other	27,956
Total expenses	8,450,216
Less expense reductions	(87,496)
Net expenses	8,362,720
Net investment income	14,389,380
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	172,882,719
Affiliated investments	4,822
Futures contracts	1,907,698
174,795,239
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(73,198,830)
Affiliated investments	389
Futures contracts	1,667,627
(71,530,814)
Net realized and unrealized gain	103,264,425
Increase in net assets from operations	$117,653,805

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       21

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$14,389,380	$21,636,236
Net realized gain	174,795,239	132,447,400
Change in net unrealized appreciation (depreciation)	(71,530,814)	(168,108,736)
Increase (decrease) in net assets resulting from operations	117,653,805	(14,025,100)
Distributions to shareholders
From net investment income
Class A	(715,913)	(374,476)
Class C	(3,549)	—
Class I	(1,334,153)	(1,245,876)
Class 1	(1,049,726)	(652,908)
Class NAV	(18,707,856)	(11,881,914)
From net realized gain
Class A	(6,256,868)	(8,149,941)
Class C	(52,975)	(34,295)
Class I	(9,634,258)	(18,214,493)
Class 1	(7,432,811)	(9,065,749)
Class NAV	(129,317,748)	(158,361,131)
Total distributions	(174,505,857)	(207,980,783)
From fund share transactions	(49,057,030)	84,236,970
Total decrease	(105,909,082)	(137,768,913)
Net assets
Beginning of year	1,097,269,450	1,235,038,363
End of year	$991,360,368	$1,097,269,450
Undistributed net investment income	$9,728,078	$17,150,896

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       22

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.34	$13.82	$13.02	$11.56	$10.33
Net investment income[2]	0.11	0.17	0.11	0.13	0.10
Net realized and unrealized gain (loss) on investments	1.10	(0.33)	2.35	1.45	1.20
Total from investment operations	1.21	(0.16)	2.46	1.58	1.30
Less distributions
From net investment income	(0.20)	(0.10)	(0.20)	(0.12)	(0.07)
From net realized gain	(1.73)	(2.22)	(1.46)	—	—
Total distributions	(1.93)	(2.32)	(1.66)	(0.12)	(0.07)
Net asset value, end of period	$10.62	$11.34	$13.82	$13.02	$11.56
Total return (%)[3,4]	11.60	(2.12)	20.07	13.84	12.64	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$44	$43	$52	$36	$28
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.24	1.29	1.35	1.39	[6]
Expenses including reductions	1.22	1.23	1.28	1.35	1.35	[6]
Net investment income	1.02	1.35	0.85	1.03	1.06	[6]
Portfolio turnover (%)	85	60	52	42	48	[7,8]

1	The inception date for Class A shares is 10-31-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.
8	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       23

Class C Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$11.34	$13.81	$13.81
Net investment income[2]	0.04	0.10	—	[3]
Net realized and unrealized gain (loss) on investments	1.09	(0.35)	—	[3]
Total from investment operations	1.13	(0.25)	—	[3]
Less distributions
From net investment income	(0.12)	—	—
From net realized gain	(1.73)	(2.22)	—
Total distributions	(1.85)	(2.22)	—
Net asset value, end of period	$10.62	$11.34	$13.81
Total return (%)[4,5]	10.75	(2.82)	0.00	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	3.87	17.05	[8]
Expenses including reductions	1.92	2.05	2.05	[8]
Net investment income	0.39	0.78	0.46	[8]
Portfolio turnover (%)	85	60	52	[9]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       24

Class I Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.33	$13.81	$13.02	$11.56	$10.33
Net investment income[2]	0.14	0.21	0.16	0.18	0.13
Net realized and unrealized gain (loss) on investments	1.10	(0.32)	2.35	1.46	1.21
Total from investment operations	1.24	(0.11)	2.51	1.64	1.34
Less distributions
From net investment income	(0.24)	(0.15)	(0.26)	(0.18)	(0.11)
From net realized gain	(1.73)	(2.22)	(1.46)	—	—
Total distributions	(1.97)	(2.37)	(1.72)	(0.18)	(0.11)
Net asset value, end of period	$10.60	$11.33	$13.81	$13.02	$11.56
Total return (%)[3]	11.95	(1.74)	20.53	14.35	13.11	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$61	$89	$120	$88	$59
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.92	0.96	0.92	0.96	[5]
Expenses including reductions	0.89	0.89	0.89	0.89	0.89	[5]
Net investment income	1.34	1.71	1.24	1.48	1.47	[5]
Portfolio turnover (%)	85	60	52	42	48	[6,7]

1	The inception date for Class I shares is 10-31-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.
7	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       25

Class 1 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.33	$13.81	$13.02	$11.56	$11.04
Net investment income[2]	0.15	0.22	0.17	0.19	0.06
Net realized and unrealized gain (loss) on investments	1.08	(0.32)	2.35	1.45	0.46
Total from investment operations	1.23	(0.10)	2.52	1.64	0.52
Less distributions
From net investment income	(0.24)	(0.16)	(0.27)	(0.18)	—
From net realized gain	(1.73)	(2.22)	(1.46)	—	—
Total distributions	(1.97)	(2.38)	(1.73)	(0.18)	—
Net asset value, end of period	$10.59	$11.33	$13.81	$13.02	$11.56
Total return (%)[3]	11.90	(1.68)	20.60	14.41	4.71	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$49	$51	$58	$54	$46
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.84	0.84	0.83	0.84	[5]
Expenses including reductions	0.85	0.84	0.83	0.83	0.84	[5]
Net investment income	1.39	1.78	1.29	1.54	1.77	[5]
Portfolio turnover (%)	85	60	52	42	48	[6,7]

1	The inception date for Class 1 shares is 5-7-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.
7	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       26

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$11.33	$13.81	$13.03	$11.56	$9.84
Net investment income[1]	0.15	0.23	0.18	0.20	0.16
Net realized and unrealized gain (loss) on investments	1.10	(0.32)	2.33	1.46	1.68
Total from investment operations	1.25	(0.09)	2.51	1.66	1.84
Less distributions
From net investment income	(0.25)	(0.17)	(0.27)	(0.19)	(0.12)
From net realized gain	(1.73)	(2.22)	(1.46)	—	—
Total distributions	(1.98)	(2.39)	(1.73)	(0.19)	(0.12)
Net asset value, end of period	$10.60	$11.33	$13.81	$13.03	$11.56
Total return (%)[2]	12.06	(1.63)	20.56	14.55	18.86
Ratios and supplemental data
Net assets, end of period (in millions)	$837	$914	$1,005	$939	$1,477
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.79	0.79	0.78	0.79
Expenses including reductions	0.80	0.79	0.78	0.78	0.79
Net investment income	1.45	1.82	1.34	1.60	1.51
Portfolio turnover (%)	85	60	52	42	48 [3]

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       27

Notes to financial statements

Note 1 — Organization

John Hancock U.S. Equity Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statements of assets and liabilities. Class A and Class C are open to all investors. Class I shares are offered to institutions and certain investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to affiliated John Hancock funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective September 29, 2016, the fund changed its name to U.S. Growth Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       28

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure

As of August 31, 2016, all investments are categorized as Level 1 under the hierarchy described above, except for short-term U.S. Treasury Bills which are categorized as Level 2.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2016, the fund loaned common stocks valued at $2,625,033 and received $2,679,530 of cash collateral.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016 were $3,554.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       29

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary income	$22,856,440	$30,431,559
Long-term capital gains	151,649,417	177,549,224
Total	$174,505,857	$207,980,783

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $9,728,078 of undistributed ordinary income and $110,587,584 of long-term capital gains.

Such distributions and distributable earnings on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market (OTC), on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       30

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2016, the fund used futures contracts to gain exposure to certain U.S securities markets. The fund held futures contracts with notional values ranging from approximately $7.4 million to $22.0 million, as measured at each quarter end. The following table summarizes the contracts held at August 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
S&P 500 Index E-Mini Futures	96	Long	Sep 2016	$9,947,034	$10,413,600	$466,566

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	$466,566	—

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

Risk	Statement of operations location	Futures contracts
Equity	Net realized gain (loss)	$1,907,698

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       31

Risk	Statement of operations location	Futures contracts
Equity	Change in unrealized appreciation (depreciation)	$1,667,627

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis equal to the sum of: a) 0.780% of the first $500 million aggregate net assets; b) 0.760% of the aggregate net assets between $500 million and $1 billion; c) 0.740% of the fund's aggregate net assets between $1 billion and $2 billion; and d) 0.720% of the fund's aggregate net assets in excess of $2 billion. Aggregate net assets generally include the net assets of the fund and other funds identified in the advisory agreement. The Advisor has a subadvisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO). The fund is not responsible for payment of the subadvisory fees. Effective September 29, 2016, Wellington Management Company, LLP will replace GMO as the fund's subadvisor.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive fees and/or reimburse certain fund expenses excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees. The fee waivers and/or reimbursements are such that these expenses will not exceed 0.89% for Class I shares. The fee waivers and/or reimbursements will continue in effect until December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time. Prior to January 1, 2016, the fee waivers and/or reimbursements were such that expenses would not exceed 1.35% and 2.05% for Class A shares and Class C shares, respectively.

Additionally, the Advisor has voluntarily agreed to reduce a portion of its management fee or make payments to the fund if certain expenses of the fund exceed 0.20% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agent and service fees, short dividend expense, and acquired fund fees.

For the year ended August 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$3,153	Class NAV	$63,447
Class C	34	Class 1	3,608

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       32

Class	Expense reduction	Class	Expense reduction
Class I	17,254	Total	$87,496

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.75% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016, amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $20,399 for the year ended August 31, 2016. Of this amount, $3,583 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $16,511 was paid as sales commissions to broker-dealers and $305 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $60 for Class A shares and $18 for Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       33

Class	Distribution and service fees	Transfer agent fees
Class A	$127,971	$53,493
Class C	4,496	567
Class I	—	74,339
Class 1	24,408	—
Total	$156,875	$128,399

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$1,000,000	1	0.72%	$20

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,058,454	$10,916,495	1,090,196	$13,927,289
Distributions reinvested	676,086	6,794,662	690,632	8,322,121
Repurchased	(1,396,820)	(14,600,250)	(1,776,007)	(22,316,388)
Net increase	337,720	$3,110,907	4,821	($66,978)
Class C shares
Sold	54,935	$567,062	30,151	$380,483
Distributions reinvested	5,596	56,524	1,504	18,208
Repurchased	(8,880)	(88,861)	(9,872)	(119,508)
Net increase	51,651	$534,725	21,783	$279,183
Class I shares
Sold	1,725,288	$17,080,585	1,933,480	$23,693,753
Distributions reinvested	1,053,870	10,549,242	1,586,840	19,057,943
Repurchased	(4,936,174)	(54,137,151)	(4,305,483)	(52,792,757)
Net decrease	(2,157,016)	($26,507,324)	(785,163)	($10,041,061)
Class 1 shares
Sold	472,853	$4,999,498	440,178	$5,528,397
Distributions reinvested	848,254	8,482,537	809,888	9,718,657
Repurchased	(1,197,763)	(12,462,956)	(943,594)	(11,778,266)
Net increase	123,344	$1,019,079	306,472	$3,468,788

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       34

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	448,128	$4,826,443	2,071,328	$27,024,041
Distributions reinvested	14,802,560	148,025,604	14,186,920	170,243,045
Repurchased	(16,897,940)	(180,066,464)	(8,360,043)	(106,670,048)
Net increase (decrease)	(1,647,252)	($27,214,417)	7,898,205	$90,597,038
Total net increase (decrease)	(3,291,553)	($49,057,030)	7,446,118	$84,236,970

Affiliates of the fund owned 100% and 99.26% of shares of beneficial interest of Class 1 and Class NAV, respectively, on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund. Subsequent to August 31, 2016, substantially all of Class NAV shares were redeemed.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $848,407,472 and $1,014,454,793, respectively, for the year ended August 31, 2016.

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 83.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Lifestyle Growth Portfolio	27.0%
John Hancock Lifestyle Balanced Portfolio	26.2%
John Hancock Lifestyle Moderate Portfolio	7.8%
John Hancock Lifestyle Aggressive Portfolio	7.4%

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       35

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock U.S. Equity Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       36

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $159,172,757 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       37

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Grantham, Mayo, Van Otterloo & Co. LLC (the Subadvisor), for John Hancock U.S. Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 23-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       38

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor's personnel;

(c) the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund's performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d) took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its peer group average for the one-year period ended December 31, 2015 and underperformed its peer group average for the three-year period ended December 31, 2015. The Board also noted the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group. The Board also concluded that the fund's performance is being monitored and reasonably addressed.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       39

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;

(d) received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       40

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

 (b) reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and

(c) the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       41

services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) the Subadvisor has extensive experience and demonstrated skills as a manager;

(2) the performance of the fund is being monitored and reasonably addressed;

(3) the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

(4) noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       42

***

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       43

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       45

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       46

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       47

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Grantham, Mayo, Van Otterloo & Co. LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK U.S. EQUITY FUND       48

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock U.S. Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318224	390A 8/16 10/16

John Hancock

International Small Company Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The U.K.'s vote in late June to leave the European Union (EU) created a challenging backdrop for global financial markets; many developed markets have posted negative returns for the first six months, and, in some cases, for the past year. The U.K.'s move creates a number of unknowns for the near term, the most important of which is whether other EU countries will follow suit. Meanwhile, the World Bank in June downgraded its 2016 global growth forecast from 2.9% to 2.4%, citing stubbornly low commodity prices and weak global trade, among other factors. Emerging markets were the best performers, as many countries benefited from stabilizing commodity prices and more promising economic growth prospects.

As this dynamic plays out, it is prudent to expect continued market volatility. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and we have liquidity tools in place to help meet the needs of our shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Small Company Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
32	Auditor's report
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

Class A shares (without sales charge)[1]
MSCI World ex-USA Small Cap Index
MSCI EAFE Small Cap Index
Morningstar foreign small/mid blend fund category average
6.01
6.84
5.78
3.77
5.43
6.39
7.44
4.63
6.13
6.88
8.39
6.73
3.44
4.18
4.48
4.21
1 year
3 year
5 year
10 year

The MSCI World ex-U.S.A. Small Cap Index (gross of foreign withholding taxes on dividends) is an equity index that captures small cap representation across developed markets countries, excluding the United States.

The MSCI EAFE Small Cap Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, and targets 40% of the eligible small-cap universe in each industry group of each country represented by the MSCI EAFE Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 6-27-13. The returns prior to this date are that of Class NAV shares that have been recalculated to reflect gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International small-cap stocks rose modestly

International small-cap equities generally posted gains amid a challenging environment as the global economic outlook stabilized somewhat and oil prices posted a modest recovery in the latter months of the period.

Holdings in Japan and lack of REITs exposure weighed on relative performance

Overall, the fund's positions in Japanese stocks detracted from performance relative to the benchmark, as did a lack of exposure to international real estate investment trusts (REITs), which generally outperformed.

Holdings among the smallest stocks contributed

The fund's holdings at the smallest levels of the small-cap spectrum, including micro caps, had a positive impact on relative performance.

SECTOR COMPOSITION AS OF 8/31/16 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Joseph H. Chi, CFA, Dimensional Fund Advisors LP

Joseph H. Chi, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Can you describe the market environment during the 12-month period ended August 31, 2016 and discuss the positive return of the fund's benchmark?

Most stocks in developed markets outside the United States posted modestly positive gains, but not without some sharp turns. Global stocks dropped in January and early February, but began to recover entering the spring. Equity prices continued on a generally upward trend through the closing months of the period, with the exception of late June, when U.K. voters approved a referendum to leave the European Union. Stocks fell sharply in the vote's immediate aftermath, but recovered their positive momentum entering July.

Within the fund's benchmark, the MSCI World ex-USA Small Cap Index, materials and consumer staples posted the strongest gains at the sector level, while energy and financials were the weakest sectors. Among the largest country components of the benchmark, Japanese equities outperformed, while stocks from the United Kingdom underperformed, posting a negative return.

Did this environment affect the portfolio team's management of the fund?

We continued to pursue a disciplined approach to identify securities for purchase or sale in the fund. As a result of our diversified investment approach, the performance of the fund's portfolio of more than 3,000 equity holdings is determined principally by broad trends in non-U.S. developed markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class. Within small-cap non-U.S. developed-market equities, the fund is designed to be broadly diversified across countries, sectors, and companies.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       4

"In Japan, the largest country component of the benchmark, differences in the fund's holdings compared with the benchmark's Japanese component detracted from performance."

While the fund modestly led the average return of its peers, it underperformed its benchmark during the period. At the country level, what factors had the most significant impact on this result?

In Japan, the largest country component of the benchmark, differences in the fund's holdings compared with the benchmark's Japanese component detracted from performance. These differences were driven largely by the fund's exclusion of real estate investment trusts (REITs), as described in the discussion below on sector level factors. The fund also underperformed in Singapore, Sweden, and Italy.

On the positive side, in Australia, the fund's higher-than-benchmark weighting and holdings differences versus the benchmark had beneficial effects on relative results. Australia was among the strongest-performing developed markets. In France and Canada, holdings differences versus the benchmark aided the fund's relative performance.

TOP 10 COUNTRIES AS OF 8/31/16 (%)

Japan	21.8
United Kingdom	15.2
Canada	8.5
Australia	7.0
Germany	6.5
France	5.3
Switzerland	5.1
Italy	3.7
Sweden	3.7
Hong Kong	2.9
TOTAL	79.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       5

"A lack of REITs exposure had a negative impact during the period, primarily in Japan, as REITs are held by the benchmark and generally outperformed the broad index."

At the market capitalization level, were there any significant performance differences versus the benchmark?

Overall, the fund held a higher weight than the benchmark at the smallest levels of the small-cap spectrum, including micro caps. Within this capitalization range, holdings differences versus the benchmark had beneficial effects on relative results.

However, the fund modestly underperformed among larger stocks within the small-cap universe, as a result of its slightly higher-than-benchmark weighting as well as differences in holdings versus the benchmark at that market capitalization level. Larger stocks within the small-cap universe generally underperformed stocks at the smallest capitalization levels.

What were the significant factors at the sector level?

The fund generally does not invest in international REITs, although they were included in the benchmark within the financials sector. (Certain index providers carved REITs out of the financials sector into their own stand-alone sector in September 2016, after the period covered by this report.) A lack of REITs exposure had a negative impact during the period, primarily in Japan, as REITs are held by the benchmark and generally outperformed the broad index.

On the positive side, differences in composition of the fund's holdings within the healthcare and consumer discretionary sectors had a beneficial effect on relative results. In materials, a slight overweight and holdings differences versus the benchmark also had a positive impact.

How was the fund positioned at the end of the period?

In keeping with our long-term investment approach, the fund was broadly diversified across small-cap stocks in non-U.S. developed markets. Relative to its benchmark, it had greater average exposure to micro-cap stocks and less exposure to international REITs. The fund held higher average

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       6

weights relative to the benchmark in the industrials and consumer discretionary sectors; it also held a higher average weight in Continental Europe relative to the benchmark and a lesser weight in Japan.

MANAGED BY

Joseph H. Chi, CFA On the fund since 2010 Investing since 1999
Jed S. Fogdall On the fund since 2010 Investing since 2004
Henry F. Gray On the fund since 2012 Investing since 1992
Karen E. Umland, CFA On the fund since 2006 Investing since 1988
Arun Keswani, CFA On the fund since 2015 Investing since 2006
Bhanu P. Singh On the fund since 2015 Investing since 2003

The views expressed in this report are exclusively those of Joseph H. Chi, CFA, Dimensional Fund Advisors LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge						Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Class A1	0.71	5.05	2.92	—		27.92	33.29	—
Class C	4.16	—	—	-2.52	[2]	—	—	-5.42	[2]
Class I1,3	6.26	6.53	3.84	—		37.19	45.83	—
Class NAV[3]	6.36	6.67	3.99	—		38.11	47.87	—
Index 1†	6.84	6.88	4.18	—		39.46	50.65	—
Index 2†	5.78	8.39	4.48	—		49.62	55.05	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class NAV
Gross (%)	1.46	2.15	1.14	1.03
Net (%)	1.39	2.15	1.14	1.03

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World ex-USA Small Cap Index; Index 2 is the MSCI EAFE Small Cap Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Small Company Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1($)	Index 2 ($)
Class C4	6-27-14	9,458	9,458	9,915	10,236
Class I1,3	8-31-06	14,583	14,583	15,065	15,505
Class NAV[3]	8-31-06	14,787	14,787	15,065	15,505

The MSCI World ex-USA Small Cap Index (gross of foreign withholding taxes on dividends) is an equity index that captures small cap representation across developed markets countries (excluding the United States).

The MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, and targets 40% of the eligible small-cap universe in each industry group of each country represented by the MSCI EAFE Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses, sales charges, or foreign currency impact, which would result in lower returns.

Footnotes related to performance pages

1	Class A and Class I shares were first offered on 6-27-13. Returns prior to this date are those of Class NAV shares that have been recalculated to reflect the gross fees and expenses of Class A and Class I shares, as applicable.
2	From 6-27-14.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,126.20	$7.32	1.37%
Class C	1,000.00	1,121.50	11.57	2.17%
Class I	1,000.00	1,127.50	6.20	1.16%
Class NAV	1,000.00	1,127.50	5.62	1.05%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.20	$6.95	1.37%
Class C	1,000.00	1,014.20	10.99	2.17%
Class I	1,000.00	1,019.30	5.89	1.16%
Class NAV	1,000.00	1,019.90	5.33	1.05%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       11

Fund's investments

Summary of fund's investments as of 8-31-16
(showing percentage of total net assets)

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund's total net assets as of the report date. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.

	Shares	Value	% of Net Assets
Common stocks 99.0%		$546,813,268
(Cost $480,936,163)
Australia 7.0%		38,588,578	7.0%
Spark Infrastructure Group	529,319	1,009,387	0.2%
The Star Entertainment Group, Ltd.	270,279	1,196,724	0.2%
OTHER SECURITIES		36,382,467	6.6%
Austria 1.3%		6,987,842	1.3%
Belgium 1.7%		9,409,160	1.7%
Umicore SA	25,524	1,508,643	0.3%
OTHER SECURITIES		7,900,517	1.4%
Bermuda 0.2%		1,244,844	0.2%
Hiscox, Ltd.	87,256	1,196,475	0.2%
OTHER SECURITIES		48,369	0.0%
Cambodia 0.0%		250,280	0.0%
Canada 8.5%		46,989,550	8.5%
China 0.1%		514,702	0.1%
Cyprus 0.0%		15,274	0.0%
Denmark 2.1%		11,609,672	2.1%
Genmab A/S (I)	10,532	1,682,339	0.3%
OTHER SECURITIES		9,927,333	1.8%
Faroe Islands 0.1%		342,355	0.1%
Finland 2.6%		14,089,344	2.6%
Elisa OYJ	44,215	1,555,732	0.3%
Huhtamaki OYJ	26,131	1,137,267	0.2%
Orion OYJ, Class A	8,269	310,535	0.1%
Orion OYJ, Class B	24,186	915,413	0.2%
OTHER SECURITIES		10,170,397	1.8%
France 5.3%		28,991,539	5.3%
Arkema SA	16,958	1,517,336	0.3%
Rubis SCA	12,695	1,038,334	0.2%
Teleperformance	18,544	1,923,960	0.4%
UBISOFT Entertainment (I)	32,578	1,275,538	0.2%
OTHER SECURITIES		23,236,371	4.2%
Gabon 0.0%		31,291	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       12

	Shares	Value	% of Net Assets
Georgia 0.1%		$388,200	0.1%
Germany 6.1%		33,796,714	6.1%
DMG Mori AG	21,693	1,027,932	0.2%
Fuchs Petrolub SE	7,224	302,966	0.1%
KION Group AG	18,421	1,048,295	0.2%
KUKA AG (I)	8,679	1,028,604	0.2%
Lanxess AG	25,081	1,335,235	0.3%
LEG Immobilien AG (I)	17,094	1,666,331	0.3%
MTU Aero Engines AG	13,265	1,347,358	0.3%
OSRAM Licht AG	19,717	1,030,074	0.2%
STADA Arzneimittel AG	20,298	1,088,524	0.2%
OTHER SECURITIES		23,921,395	4.1%
Gibraltar 0.0%		156,033	0.0%
Greece 0.0%		83	0.0%
Greenland 0.0%		1,799	0.0%
Guernsey, Channel Islands 0.0%		17,602	0.0%
Hong Kong 2.9%		16,154,244	2.9%
India 0.0%		198,606	0.0%
Ireland 0.9%		4,734,947	0.9%
Isle of Man 0.3%		1,518,946	0.3%
Israel 0.8%		4,447,989	0.8%
Italy 3.7%		20,683,263	3.7%
Davide Campari Milano SpA	92,712	1,009,726	0.2%
Prysmian SpA	55,194	1,363,556	0.3%
OTHER SECURITIES		18,309,981	3.2%
Japan 21.8%		120,537,655	21.8%
Jersey, Channel Islands 0.3%		1,395,081	0.3%
Liechtenstein 0.0%		195,940	0.0%
Luxembourg 0.6%		3,073,448	0.6%
Eurofins Scientific SE	2,615	1,061,262	0.2%
OTHER SECURITIES		2,012,186	0.4%
Macau 0.0%		71,045	0.0%
Malaysia 0.0%		6,482	0.0%
Malta 0.1%		577,094	0.1%
Monaco 0.1%		293,025	0.1%
Netherlands 1.8%		10,066,884	1.8%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       13

	Shares	Value	% of Net Assets
New Zealand 1.7%		$9,344,579	1.7%
Fisher & Paykel Healthcare Corp., Ltd.	203,899	1,429,862	0.3%
OTHER SECURITIES		7,914,717	1.4%
Norway 0.8%		4,602,965	0.8%
Peru 0.0%		257,610	0.0%
Philippines 0.0%		35,956	0.0%
Portugal 0.3%		1,830,409	0.3%
Russia 0.0%		193,311	0.0%
Singapore 1.2%		6,820,841	1.2%
South Africa 0.1%		261,135	0.1%
Spain 2.3%		12,533,832	2.3%
Gamesa Corporacion Tecnologica SA	64,198	1,473,905	0.3%
OTHER SECURITIES		11,059,927	2.0%
Sweden 3.7%		20,217,724	3.7%
Castellum AB	73,548	1,111,958	0.2%
OTHER SECURITIES		19,105,766	3.5%
Switzerland 5.1%		28,272,335	5.1%
Baloise Holding AG	9,196	1,095,595	0.2%
Flughafen Zuerich AG	6,700	1,240,182	0.2%
Georg Fischer AG	1,362	1,096,160	0.2%
PSP Swiss Property AG	10,664	1,021,815	0.2%
Straumann Holding AG	3,016	1,170,692	0.2%
Temenos Group AG (I)	17,269	1,004,435	0.2%
OTHER SECURITIES		21,643,456	3.9%
United Arab Emirates 0.0%		66,823	0.0%
United Kingdom 15.2%		84,010,554	15.2%
BBA Aviation PLC	316,842	1,002,780	0.2%
Bellway PLC	35,238	1,078,535	0.2%
Booker Group PLC (I)	447,558	1,035,629	0.2%
DS Smith PLC	287,290	1,541,618	0.3%
Halma PLC	110,635	1,541,226	0.3%
Howden Joinery Group PLC	166,892	1,000,324	0.2%
IG Group Holdings PLC	106,281	1,327,534	0.2%
Melrose Industries PLC	590,304	1,147,832	0.2%
Micro Focus International PLC	48,136	1,263,945	0.2%
Pennon Group PLC	114,383	1,319,062	0.2%
Rentokil Initial PLC	462,834	1,300,036	0.2%
Rightmove PLC	28,228	1,520,373	0.3%
RPC Group PLC	90,592	1,033,660	0.2%
Spirax-Sarco Engineering PLC	19,490	1,109,103	0.2%
Tate & Lyle PLC	122,356	1,179,110	0.2%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       14

			Shares	Value	% of Net Assets
United Kingdom (continued)
William Hill PLC			248,962	$1,041,160	0.2%
OTHER SECURITIES				64,568,627	11.7%
United States 0.2%				985,683	0.2%
Preferred securities 0.4%				$2,181,300
(Cost $1,835,186)
Germany 0.4%				2,181,300	0.4%
Fuchs Petrolub SE			16,108	732,017	0.1%
OTHER SECURITIES				1,449,283	0.3%
Rights 0.0%				$4,926
(Cost $0)
Warrants 0.0%				$2,325
(Cost $0)
	Yield (%)		Shares	Value	% of Net Assets
Securities lending collateral 1.8%				$9,715,222
(Cost $9,714,570)
John Hancock Collateral Trust (W)	0.6375(Y	)	970,920	9,715,222	1.8%
Short-term investments 0.2%				$1,365,761
(Cost $1,365,761)
Money market funds 0.2%				1,365,761	0.2%
BlackRock Cash Funds - Prime, Institutional Class	0.4071(Y	)	1,365,761	1,365,761	0.2%
Total investments (Cost $493,851,680)† 101.4%				$560,082,802	101.4%
Other assets and liabilities, net (1.4%)				(7,545,045)	(1.4)%
Total net assets 100.0%				$552,537,757	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $501,708,617. Net unrealized appreciation aggregated to $58,374,185, of which $128,408,309 related to appreciated investment securities and $70,034,124 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Unaffiliated investments, at value (Cost $484,137,110) including $9,199,480 of securities loaned	$550,367,580
Affiliated investments, at value (Cost $9,714,570)	9,715,222
Total investments, at value (Cost $493,851,680)	560,082,802
Foreign currency, at value (Cost $396,967)	395,138
Receivable for investments sold	1,762,130
Receivable for fund shares sold	773,718
Dividends and interest receivable	1,206,165
Receivable for securities lending income	30,866
Other receivables and prepaid expenses	49,993
Total assets	564,300,812
Liabilities
Due to custodian	3,955
Payable for investments purchased	1,745,228
Payable for fund shares repurchased	75,150
Payable upon return of securities loaned	9,715,800
Payable to affiliates
Accounting and legal services fees	6,556
Transfer agent fees	1,895
Other liabilities and accrued expenses	214,471
Total liabilities	11,763,055
Net assets	$552,537,757
Net assets consist of
Paid-in capital	$574,063,831
Undistributed net investment income	7,626,737
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(95,373,023)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	66,220,212
Net assets	$552,537,757

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($11,746,504 ÷ 1,134,781 shares)[1]	$10.35
Class C ($2,620,746 ÷ 253,461 shares)[1]	$10.34
Class I ($6,184,377 ÷ 597,588 shares)	$10.35
Class NAV ($531,986,130 ÷ 51,378,742 shares)	$10.35
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$10.89

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       16

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Dividends	$19,866,143
Securities lending	896,961
Interest	11,078
Less foreign taxes withheld	(1,674,350)
Total investment income	19,099,832
Expenses
Investment management fees	6,384,927
Distribution and service fees	34,119
Accounting and legal services fees	87,809
Transfer agent fees	9,708
Trustees' fees	12,086
State registration fees	49,178
Printing and postage	19,706
Professional fees	96,001
Custodian fees	406,221
Registration and filing fees	3,254
Other	23,675
Total expenses	7,126,684
Less expense reductions	(54,020)
Net expenses	7,072,664
Net investment income	12,027,168
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(15,306,111)
Affiliated investments	4,922
Futures contracts	753,957
(14,547,232)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	43,365,997
Affiliated investments	679
43,366,676
Net realized and unrealized gain	28,819,444
Increase in net assets from operations	$40,846,612

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$12,027,168	$10,240,753
Net realized gain (loss)	(14,547,232)	16,874,607
Change in net unrealized appreciation (depreciation)	43,366,676	(73,279,729)
Increase (decrease) in net assets resulting from operations	40,846,612	(46,164,369)
Distributions to shareholders
From net investment income
Class A	(21,177)	(46,520)
Class C	(6,121)	(1,293)
Class I	(4,949)	(2,928)
Class NAV	(10,705,299)	(9,861,831)
Total distributions	(10,737,546)	(9,912,572)
From fund share transactions	(181,147,472)	167,227,097
Total increase (decrease)	(151,038,406)	111,150,156
Net assets
Beginning of year	703,576,163	592,426,007
End of year	$552,537,757	$703,576,163
Undistributed net investment income	$7,626,737	$5,484,032

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       18

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$9.87	$10.79	$9.11	$8.50
Net investment income[3]	0.16	0.11	0.18	—	[2]
Net realized and unrealized gain (loss) on investments	0.43	(0.91)	1.58	0.61
Total from investment operations	0.59	(0.80)	1.76	0.61
Less distributions
From net investment income	(0.11)	(0.12)	(0.08)	—
Net asset value, end of period	$10.35	$9.87	$10.79	$9.11
Total return (%)[4,5]	6.01	(7.42)	19.40	7.18	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$2	$5	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	1.65	2.41	18.73	[8]
Expenses including reductions	1.39	1.63	1.63	1.63	[8]
Net investment income	1.62	1.07	1.67	0.08	[8]
Portfolio turnover (%)	12	11	11	9	[9]

1	The inception date for Class A shares is 6-27-13.
2	Less than $0.005 per share.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       19

Class C Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.87	$10.77	$11.02
Net investment income (loss)[2]	0.07	0.07	(0.01)
Net realized and unrealized gain (loss) on investments	0.44	(0.93)	(0.24)
Total from investment operations	0.51	(0.86)	(0.25)
Less distributions
From net investment income	(0.04)	(0.04)	—
Net asset value, end of period	$10.34	$9.87	$10.77
Total return (%)[3,4]	5.16	(7.97)	(2.27	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.18	3.13	17.76	[7]
Expenses including reductions	2.17	2.35	2.35	[7]
Net investment income (loss)	0.73	0.65	(0.71	) [7]
Portfolio turnover (%)	12	11	11	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       20

Class I Shares Period ended	8-31-16	8-31-15	8-31-14		8-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$9.88	$10.79	$9.12		$8.50
Net investment income[2]	0.12	0.18	0.16		0.01
Net realized and unrealized gain (loss) on investments	0.49	(0.93)	1.63		0.61
Total from investment operations	0.61	(0.75)	1.79		0.62
Less distributions
From net investment income	(0.14)	(0.16)	(0.12)		—
Net asset value, end of period	$10.35	$9.88	$10.79		$9.12
Total return (%)[3]	6.26	(6.92)	19.71		7.29	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$1	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	2.72	14.40		18.78	[6]
Expenses including reductions	1.16	1.23	1.23		1.23	[6]
Net investment income	1.28	1.76	1.49		0.47	[6]
Portfolio turnover (%)	12	11	11		9	[7]

1	The inception date for Class I shares is 6-27-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-12 to 8-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       21

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$9.88	$10.80	$9.12	$7.59	$8.15
Net investment income[1]	0.18	0.17	0.17	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.44	(0.92)	1.64	1.52	(0.55)
Total from investment operations	0.62	(0.75)	1.81	1.67	(0.41)
Less distributions
From net investment income	(0.15)	(0.17)	(0.13)	(0.14)	(0.15)
Net asset value, end of period	$10.35	$9.88	$10.80	$9.12	$7.59
Total return (%)[2]	6.36	(6.87)	19.98	22.17	(4.87)
Ratios and supplemental data
Net assets, end of period (in millions)	$532	$700	$587	$518	$250
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.06	1.10	1.09	1.09
Expenses including reductions	1.05	1.05	1.09	1.09	1.09
Net investment income	1.79	1.66	1.57	1.73	1.91
Portfolio turnover (%)	12	11	11	9	9

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       22

Notes to financial statements

Note 1 — Organization

John Hancock International Small Company Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       23

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$38,588,578	$451,938	$38,096,330	$40,310
Austria	6,987,842	—	6,987,842	—
Belgium	9,409,160	—	9,409,160	—
Bermuda	1,244,844	—	1,244,844	—
Cambodia	250,280	—	250,280	—
Canada	46,989,550	46,985,573	3,073	904
China	514,702	127,176	387,526	—
Cyprus	15,274	—	15,274	—
Denmark	11,609,672	—	11,609,672	—
Faroe Islands	342,355	—	342,355	—
Finland	14,089,344	—	14,089,038	306
France	28,991,539	—	28,991,539	—
Gabon	31,291	—	31,291	—
Georgia	388,200	—	388,200	—
Germany	33,796,714	20,698	33,776,016	—
Gibraltar	156,033	—	156,033	—
Greece	83	—	—	83
Greenland	1,799	—	1,799	—
Guernsey, Channel Islands	17,602	—	17,602	—
Hong Kong	16,154,244	5,992	16,086,787	61,465
India	198,606	—	198,606	—
Ireland	4,734,947	—	4,734,947	—
Isle of Man	1,518,946	—	1,518,946	—
Israel	4,447,989	80,018	4,367,971	—
Italy	20,683,263	—	20,683,263	—
Japan	120,537,655	—	120,537,655	—
Jersey, Channel Islands	1,395,081	—	1,395,081	—
Liechtenstein	195,940	—	195,940	—
Luxembourg	3,073,448	—	3,073,448	—
Macau	71,045	—	71,045	—

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       24

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Malaysia	6,482	—	6,482	—
Malta	577,094	—	577,094	—
Monaco	293,025	248,333	44,692	—
Netherlands	10,066,884	—	10,066,884	—
New Zealand	9,344,579	—	9,344,579	—
Norway	4,602,965	—	4,602,965	—
Peru	257,610	—	257,610	—
Philippines	35,956	—	35,956	—
Portugal	1,830,409	—	1,830,409	—
Russia	193,311	—	193,311	—
Singapore	6,820,841	—	6,810,581	10,260
South Africa	261,135	—	261,135	—
Spain	12,533,832	—	12,533,832	—
Sweden	20,217,724	—	20,217,724	—
Switzerland	28,272,335	65,686	28,206,649	—
United Arab Emirates	66,823	—	66,823	—
United Kingdom	84,010,554	122,142	83,887,441	971
United States	985,683	386,401	599,282	—
Preferred securities	2,181,300	—	2,181,300	—
Rights	4,926	—	4,926	—
Warrants	2,325	2,325	—	—
Securities lending collateral	9,715,222	9,715,222	—	—
Short-term investments	1,365,761	1,365,761	—	—
Total investments in securities	$560,082,802	$59,577,265	$500,391,238	$114,299

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       25

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2016, the fund loaned common stocks valued at $9,199,480 and received $9,715,800 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. Commitment fees for the year ended August 31, 2016, were $2,815.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       26

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of August 31, 2016, the fund has a capital loss carryforward of $78,143,431 available to offset future net realized capital gains, which expires on August 31, 2018.

For federal income tax purposes, net capital losses of $11,329,503 that are a result of security transactions occurring after October 31, 2015, are being deferred and will be treated as occurring on September 1, 2016, the first day of the fund's next taxable year.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$10,737,546	$9,912,572

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $10,151,917 of undistributed ordinary income.

Such distributions and distributable earnings on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, wash sale loss deferrals and other loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       27

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2016, the fund used futures contracts to equitize cash balances. The fund held futures contracts with notional values ranging up to $110.0 million. There were no open futures contracts as of August 31, 2016.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

Statement of operations location- Net realized gain (loss) on:
Risk	Statement of operations location	Futures contracts
Equity	Net realized gain (loss)	$753,957

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: 0.950% of the fund's aggregate net assets. Aggregate net assets include the net assets of the fund and other funds identified in the advisory agreement. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31,

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       28

2016 this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.39% for Class A, excluding certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses, short dividend expense and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. The current expense limitation agreement expires on December 31, 2016, unless renewed by the mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to January 1, 2016 Class A, Class C, and Class I shares had fee waivers and/or reimbursement such that the expenses would not exceed 1.63%, 2.35%, and 1.23% of average net assets, respectively.

For the year ended August 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$4,783	Class NAV	$49,029
Class C	140	Total	$54,020
Class I	68

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, included the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.94% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets of 0.30% for Class A shares and 1.00% for Class C shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $141,111 for the year ended August 31, 2016. Of this amount, $24,165 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $116,946 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $21 and $272 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses,

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       29

including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$15,176	$6,369
Class C	18,943	2,387
Class I	—	952
Total	$34,119	$9,708

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest expense
Borrower	$20,162,419	6	0.715%	$2,402

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,073,927	$10,551,088	97,775	$996,344
Distributions reinvested	2,139	21,177	4,861	46,520
Repurchased	(93,789)	(950,050)	(456,495)	(4,682,947)
Net increase (decrease)	982,277	$9,622,215	(353,859)	($3,640,083)
Class C shares
Sold	168,399	$1,657,269	130,361	$1,310,549
Distributions reinvested	616	6,121	97	929
Repurchased	(39,245)	(389,984)	(16,288)	(164,834)
Net increase	129,770	$1,273,406	114,170	$1,146,644
Class I shares
Sold	606,261	$6,222,947	73,571	$750,702
Distributions reinvested	501	4,949	113	1,075
Repurchased	(66,448)	(644,694)	(40,201)	(400,152)
Net increase	540,314	$5,583,202	33,483	$351,625

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       30

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,331,604	$22,465,163	15,984,628	$164,250,106
Distributions reinvested	1,083,532	10,705,299	1,033,735	9,861,831
Repurchased	(22,894,688)	(230,796,757)	(484,855)	(4,743,026)
Net increase (decrease)	(19,479,552)	($197,626,295)	16,533,508	$169,368,911
Total net increase (decrease)	(17,827,191)	($181,147,472)	16,327,302	$167,227,097

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $81,191,129 and $259,910,413, respectively, for the year ended August 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 96.2% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	35.8%
John Hancock Funds II Lifestyle Balanced Portfolio	23.2%
John Hancock Funds II Lifestyle Aggressive Portfolio	14.8%

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       31

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock International Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock International Small Company Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       32

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $18,189,149. The fund intends to pass through foreign tax credits of $1,251,883.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       33

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisors LP (the Subadvisor), for John Hancock International Small Company Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       34

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2015 and since inception. The Board also noted that the fund outperformed its peer group average for the one-year period ended

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       35

December 31, 2015 and since inception. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-year period and since inception. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's peer group average.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including actions taken that will further reduce certain fund expenses. The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       36

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	the Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       37

consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance has generally been in line with or outperformed the historical performance of the fund's peer group average;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       38

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       41

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       42

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLC

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Small Company Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318213	424A 8/16 10/16

John Hancock

Small Cap Value Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equity investors. Major indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index all went on to hit new all-time highs in August. Overall economic growth remains sluggish, but consumer spending and employment gains have been supportive of a continued stock market advance.

One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. At the top of many investors' minds has been the potential for additional interest-rate increases by the U.S. Federal Reserve in keeping with the health of the underlying economy. The U.K.'s vote in late June to leave the European Union (Brexit) and the upcoming U.S. election have also added uncertainty.

It is prudent to expect continued market volatility as this dynamic environment plays out. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
24	Notes to financial statements
32	Auditor's report
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

1	Class A shares were first offered on 12-30-13. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Volatility persisted, but small caps continued to rise

The market was volatile during the period, but small-cap equities did well despite slowing global growth and lower oil prices.

Fund was up, but underperformed its benchmark

The fund underperformed its benchmark, the Russell 2000 Value Index, due largely to adverse sector allocation.

Industrials, utilities, and consumer staples were the top relative detractors

From a sector standpoint, industrials, utilities, and consumer staples were the top relative detractors; the healthcare, consumer discretionary, and energy sectors were the top contributors.

SECTOR COMPOSITION AS OF 8/31/16 (%)

A note about risks

The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. The fund may invest in initial public offerings, which are frequently volatile in price. Owning an exchange-traded fund generally reflects the risks of owning the underlying securities it is designed to track. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Investing in real estate investment trusts subjects the fund to the risks associated with direct ownership of real estate, such as a decline in the value of real estate and general and local economic conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Timothy J. McCormack, CFA, Wellington Management Company LLP

Timothy J. McCormack, CFA
Portfolio Manager
Wellington Management Company LLP

Can you briefly describe the market environment over the 12 months ended August 31, 2016?

In the beginning of the period, Chinese manufacturing activity fell to its lowest level since 2009 and global equities rallied amid increasing signs of extended monetary policy accommodation by major central banks. After much anticipation, in December the U.S. Federal Reserve delivered its first interest-rate hike since 2006, approving a small increase in the federal funds rate. The markets initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase on global economic development.

The volatility persisted as 2016 got off to a rocky start and global equities plunged. Oil broke below $30 per barrel amid the continuing supply glut and newfound concerns that slowing global demand may be signaling a global recession on the horizon. Markets rebounded slightly in the following months, but investors remained uncertain about the broad markets' outlook for 2016. In spite of volatility induced by the U.K.'s vote to leave the European Union in the latter portion of the period, large-cap stocks outperformed small-cap stocks, and value indexes outperformed growth. The strongest areas continued to be the materials and utilities sectors, which is of note in that the former tends to perform well in more cyclically strong and inflationary economic periods while the latter typically outperforms in slower growth and low inflation environments.

U.S. small-cap equities, as measured by the Russell 2000 Index, advanced 8.59% with value stocks, as measured by the Russell 2000 Value Index, ahead of growth stocks, as measured by the Russell 2000 Growth Index.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       4

"Unfavorable stock selection within the industrials and consumer staples sectors drove relative underperformance."

The fund underperformed its benchmark, the Russell 2000 Value Index. What drove this underperformance?

Unfavorable stock selection within the industrials and consumer staples sectors drove relative underperformance. An underweight allocation to the financials sector also detracted from relative returns. These results were partially offset by stock selection in healthcare and financials, which contributed to relative performance.

Within the sectors, which stocks were the leading performers and detractors of relative performance?

Relative detractors included Essendant, Inc., Scorpio Tankers, Inc., and Dorian LPG, Ltd. Essendant shares fell as their earnings-per-share figures landed below market estimates and concerns over secular headwinds, particularly in office products and industrial end markets, continued to weigh on investor confidence. As a result of new management's cost-cutting strategy, improving sales trends, moderating secular headwinds, and the company's attractive valuation, we added to the fund's position.

Shares of Scorpio Tankers declined due to somewhat softer product tanker rates and market

TOP 10 HOLDINGS AS OF 8/31/16 (%)

Belden, Inc.	2.8
G&K Services, Inc., Class A	2.7
Mueller Industries, Inc.	2.6
Webster Financial Corp.	2.3
Albany International Corp., Class A	2.2
FTI Consulting, Inc.	2.0
International Bancshares Corp.	2.0
Sensient Technologies Corp.	1.9
Cubic Corp.	1.9
Northwest Bancshares, Inc.	1.8
TOTAL	22.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       5

"Based on our longer-term time horizon, we continue to find opportunities created by the trading and pricing inefficiencies frequently found among small-cap company stocks."
concerns related to global macroeconomic and oil price weakness. We increased the fund's position as we believe that the long-term outlook for product tankers is favorable.

Dorian LPG, a liquefied petroleum gas (LPG) company that owns and operates large gas carriers, suffered from a difficult operating environment across the LPG industry. The company's strong balance sheet, young fleet of carriers, and attractive valuation make this a favorable long-term investment and, as such, we added to the fund's position on weakness.

Top contributors to relative performance included healthcare performance improvement company MedAssets, Inc., networking firm Belden, Inc., and G&K Services, Inc., a manufacturer of laser systems, solutions, and products. Shares of MedAssets rose after the announcement that the company would be acquired by a private equity firm, Pamplona Capital Management LLP, at a significant premium to its then share price. We tendered the fund's shares and unwound the position. Belden reported earnings in line with expectations and maintained its guidance for 2016, allowing the shares to rebound from last year's poor performance. Shares of G&K Services benefited from improving employment trends and management's efforts to improve margins and returns.

How was the portfolio positioned at the end of the period?

Based on our longer-term time horizon, we continue to find opportunities created by the trading and pricing inefficiencies frequently found among small-cap company stocks. Driven by our stock-by-stock decisions, we initiated a new position in retail shoe company DSW, Inc. at what we believe is an attractive discount to intrinsic value after shares declined from the company's lowered earnings guidance. We believe DSW will benefit as operating margins and earnings normalize and as the company deploys excess cash to complete its stock repurchase program. We also initiated a position in Kemper Corp., a Chicago-based regional insurer, as the company has repositioned itself to more effectively compete in nonstandard auto insurance under the guidance of its new CEO.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       6

In addition to the sale of MedAssets, we exited the fund's position in Casey's General Stores, Inc., a convenience store chain in the Midwest, after the company's market cap exceeded our upper limit and the stock reached our investment target price.

Stock-by-stock decisions resulted in the largest overweights in the industrials, healthcare, and consumer staples sectors at the end of the period. The financials, consumer discretionary, and utilities sectors represented the fund's largest underweights.

MANAGED BY

Timothy J. McCormack, CFA On the fund since inception Investing since 1991
Shaun F. Pedersen On the fund since inception Investing since 1991

The views expressed in this report are exclusively those of Timothy J. McCormack, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A2	5.99	11.71	14.77	73.93	189.27
Class I2,3	11.87	13.19	15.89	85.83	211.80
Class R6[2,3]	12.02	13.34	16.03	87.00	214.63
Class NAV[3]	12.01	13.39	16.08	87.46	215.59
Index†	13.80	12.63	14.17	81.27	177.87

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.0%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6	Class NAV
Gross (%)	1.60	1.29	1.19	1.18
Net (%)	1.60	1.29	1.18	1.18

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2,3	12-16-08	31,180	31,180	27,787
Class R6[2,3]	12-16-08	31,463	31,463	27,787
Class NAV[3]	12-16-08	31,559	31,559	27,787

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-16-08.
2	Class A, Class I, and Class R6 shares were first offered on 12-30-13. Returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, Class I, and Class R6 shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,146.60	$8.31	1.54%
Class I	1,000.00	1,148.20	6.59	1.22%
Class R6	1,000.00	1,148.80	6.00	1.11%
Class NAV	1,000.00	1,148.90	6.00	1.11%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.40	$7.81	1.54%
Class I	1,000.00	1,019.00	6.19	1.22%
Class R6	1,000.00	1,019.60	5.64	1.11%
Class NAV	1,000.00	1,019.60	5.64	1.11%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       11

Fund's investments

As of 8-31-16
	Shares	Value
Common stocks 96.0%		$405,884,341
(Cost $337,318,414)
Consumer discretionary 5.4%		22,704,626
Household durables 0.7%
Helen of Troy, Ltd. (I)	30,950	2,796,019
Multiline retail 1.0%
Fred's, Inc., Class A	378,610	4,282,079
Specialty retail 3.7%
Ascena Retail Group, Inc. (I)	471,710	3,839,719
CST Brands, Inc.	30,610	1,463,464
DSW, Inc., Class A	150,590	3,606,631
Stage Stores, Inc. (L)	280,910	1,511,296
The Cato Corp., Class A	151,850	5,205,418
Consumer staples 4.0%		16,934,992
Beverages 1.3%
C&C Group PLC	1,263,487	5,345,152
Food and staples retailing 0.9%
Smart & Final Stores, Inc. (I)	290,700	3,715,146
Food products 1.8%
Cranswick PLC	210,180	6,608,674
Post Holdings, Inc. (I)	14,933	1,266,020
Energy 5.0%		21,071,183
Energy equipment and services 1.8%
Era Group, Inc. (I)	153,435	1,118,541
SEACOR Holdings, Inc. (I)	91,008	5,349,450
Tesco Corp.	160,916	1,095,838
Oil, gas and consumable fuels 3.2%
Diamondback Energy, Inc. (I)	14,068	1,339,977
Dorian LPG, Ltd. (I)(L)	277,940	1,481,420
RSP Permian, Inc. (I)	158,770	6,199,969
Scorpio Tankers, Inc.	917,380	4,485,988
Financials 18.5%		78,393,745
Banks 12.7%
First Busey Corp.	148,640	3,470,744
First Midwest Bancorp, Inc.	369,710	7,235,225
Flushing Financial Corp.	168,978	3,918,600
Great Western Bancorp, Inc.	187,050	6,404,592
Hancock Holding Company	214,360	6,994,567
International Bancshares Corp.	285,590	8,467,747

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       12

	Shares	Value
Financials (continued)
Banks (continued)
MB Financial, Inc.	190,480	$7,463,006
Webster Financial Corp.	255,620	9,874,600
Capital markets 1.0%
Ares Capital Corp. (L)	46,700	754,672
Solar Capital, Ltd.	172,289	3,538,816
Insurance 3.0%
Alleghany Corp. (I)	2,950	1,581,790
Assured Guaranty, Ltd.	23,575	654,678
Kemper Corp.	101,910	3,816,530
Primerica, Inc.	51,650	2,940,435
Reinsurance Group of America, Inc.	14,940	1,603,361
State National Companies, Inc.	67,547	686,953
White Mountains Insurance Group, Ltd.	1,615	1,330,792
Thrifts and mortgage finance 1.8%
Northwest Bancshares, Inc.	493,340	7,656,637
Health care 7.9%		33,164,834
Health care equipment and supplies 2.9%
Haemonetics Corp. (I)	202,100	7,510,036
ICU Medical, Inc. (I)	28,180	3,516,019
STERIS PLC	17,530	1,239,020
Health care providers and services 1.4%
Amsurg Corp. (I)	54,080	3,510,874
CorVel Corp. (I)	64,660	2,485,530
Health care technology 1.6%
Allscripts Healthcare Solutions, Inc. (I)	501,870	6,479,142
Life sciences tools and services 1.3%
Charles River Laboratories International, Inc. (I)	66,110	5,501,013
Pharmaceuticals 0.7%
Phibro Animal Health Corp., Class A	120,445	2,923,200
Industrials 32.7%		138,077,766
Aerospace and defense 1.9%
Cubic Corp.	174,091	8,150,941
Air freight and logistics 0.7%
Forward Air Corp.	66,480	3,063,398
Building products 1.2%
Tyman PLC	1,440,083	5,159,322
Commercial services and supplies 9.7%
ACCO Brands Corp. (I)	675,230	6,752,300
Clean Harbors, Inc. (I)	16,740	800,172
Essendant, Inc.	292,360	5,663,013

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       13

	Shares	Value
Industrials (continued)
Commercial services and supplies (continued)
G&K Services, Inc., Class A	117,820	$11,467,421
Matthews International Corp., Class A	112,170	6,899,577
SP Plus Corp. (I)	232,298	5,807,450
Steelcase, Inc., Class A	245,200	3,663,288
Construction and engineering 1.0%
Primoris Services Corp.	210,440	4,044,657
Electrical equipment 2.2%
Babcock & Wilcox Enterprises, Inc. (I)	220,720	3,608,772
Thermon Group Holdings, Inc. (I)	293,758	5,531,463
Industrial conglomerates 0.1%
Carlisle Companies, Inc.	4,790	502,279
Machinery 10.2%
Albany International Corp., Class A	222,570	9,421,388
CIRCOR International, Inc.	86,353	5,100,008
ESCO Technologies, Inc.	147,820	6,669,638
Luxfer Holdings PLC, ADR	284,385	3,358,587
Mueller Industries, Inc.	321,330	11,105,165
TriMas Corp. (I)	395,057	7,577,193
Professional services 4.2%
FTI Consulting, Inc. (I)	194,410	8,610,419
Huron Consulting Group, Inc. (I)	64,950	4,082,757
Mistras Group, Inc. (I)	212,140	4,978,926
Trading companies and distributors 1.5%
GATX Corp. (L)	138,190	6,059,632
Information technology 9.3%		39,469,335
Electronic equipment, instruments and components 6.2%
Belden, Inc.	160,350	11,960,507
Coherent, Inc. (I)	32,780	3,447,800
CTS Corp.	195,760	3,774,253
Keysight Technologies, Inc. (I)	39,930	1,215,070
ScanSource, Inc. (I)	174,750	5,978,198
IT services 1.8%
Forrester Research, Inc.	156,480	6,412,550
WNS Holdings, Ltd., ADR (I)	36,465	1,069,518
Technology hardware, storage and peripherals 1.3%
Diebold, Inc.	199,980	5,611,439
Materials 5.2%		22,064,089
Chemicals 1.9%
Sensient Technologies Corp.	111,890	8,193,705

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       14

		Shares	Value
Materials (continued)
Containers and packaging 1.8%
	AptarGroup, Inc.	3,350	$261,233
	Greif, Inc., Class A	153,320	6,536,032
	Multi Packaging Solutions International, Ltd. (I)	59,090	828,442
Paper and forest products 1.5%
	Deltic Timber Corp.	88,040	6,244,677
Real estate 4.6%			19,600,151
Equity real estate investment trusts 4.6%
	Corporate Office Properties Trust	149,210	4,255,469
	DiamondRock Hospitality Company	345,912	3,663,208
	Education Realty Trust, Inc.	118,416	5,365,429
	Kite Realty Group Trust	24,795	716,080
	Mid-America Apartment Communities, Inc.	10,050	944,600
	Summit Hotel Properties, Inc.	325,550	4,655,365
Utilities 3.4%			14,403,620
Electric utilities 0.1%
	Westar Energy, Inc.	11,170	613,680
Gas utilities 3.3%
	Atmos Energy Corp.	5,448	401,518
	New Jersey Resources Corp.	80,590	2,711,048
	Spire, Inc.	67,302	4,354,439
	UGI Corp.	34,625	1,574,745
	WGL Holdings, Inc.	75,560	4,748,190
	Yield (%)	Shares	Value
Securities lending collateral 2.0%			$8,528,348
(Cost $8,528,206)
John Hancock Collateral Trust (W)	0.6375(Y)	852,306	8,528,348
		Par value^	Value
Short-term investments 3.7%			$15,700,000
(Cost $15,700,000)
Repurchase agreement 3.7%			15,700,000
	Deutsche Bank Tri-Party Repurchase Agreement dated 8-31-16 at 0.360% to be repurchased at $15,700,157 on 9-1-16, collateralized by $14,570,023 General National Mortgage Association, 4.500% due 10-20-40 (valued at $16,014,000, including interest)	15,700,000	15,700,000
Total investments (Cost $361,546,620)† 101.7%			$430,112,689
Other assets and liabilities, net (1.7%)			($7,163,173)
Total net assets 100.0%			$422,949,516

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       15

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $362,880,425. Net unrealized appreciation aggregated to $67,232,264 of which $88,297,514 related to appreciated investment securities and $21,065,250 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Unaffiliated investments, at value (Cost $353,018,414) including $8,341,613 of securities loaned	$421,584,341
Affiliated investments, at value (Cost $8,528,206)	8,528,348
Total investments, at value (Cost $361,546,620)	430,112,689
Cash	23,183
Receivable for investments sold	476,105
Receivable for fund shares sold	916,091
Dividends and interest receivable	315,153
Receivable for securities lending income	1,973
Other receivables and prepaid expenses	17,879
Total assets	431,863,073
Liabilities
Payable for investments purchased	87,981
Payable for fund shares repurchased	192,312
Payable upon return of securities loaned	8,528,505
Payable to affiliates
Accounting and legal services fees	5,123
Transfer agent fees	16,995
Other liabilities and accrued expenses	82,641
Total liabilities	8,913,557
Net assets	$422,949,516
Net assets consist of
Paid-in capital	$336,494,748
Undistributed net investment income	1,078,612
Accumulated net realized gain (loss) on investments, investments and foreign currency transactions	16,811,346
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	68,564,810
Net assets	$422,949,516

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($85,795,985 ÷ 4,251,613 shares)[1]	$20.18
Class I ($82,116,399 ÷ 4,060,259 shares)	$20.22
Class R6 ($205,183 ÷ 10,141 shares)	$20.23
Class NAV ($254,831,949 ÷ 12,602,296 shares)	$20.22
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.24

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       17

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Dividends	$6,163,158
Interest	41,330
Securities lending	10,090
Less foreign taxes withheld	(824)
Total investment income	6,213,754
Expenses
Investment management fees	3,824,536
Distribution and service fees	143,594
Accounting and legal services fees	48,604
Transfer agent fees	132,056
Trustees' fees	6,248
State registration fees	71,236
Printing and postage	33,261
Professional fees	64,316
Custodian fees	46,640
Registration and filing fees	7,323
Other	11,455
Total expenses	4,389,269
Less expense reductions	(45,407)
Net expenses	4,343,862
Net investment income	1,869,892
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	19,774,967
Affiliated investments	(365)
19,774,602
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	22,947,914
Affiliated investments	142
22,948,056
Net realized and unrealized gain	42,722,658
Increase in net assets from operations	$44,592,550

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$1,869,892	$1,264,300
Net realized gain	19,774,602	13,779,107
Change in net unrealized appreciation (depreciation)	22,948,056	(12,654,038)
Increase in net assets resulting from operations	44,592,550	2,389,369
Distributions to shareholders
From net investment income
Class A	(5,498)	(461)
Class I	(182,629)	(502)
Class R6	(1,297)	(541)
Class NAV	(1,303,707)	(1,325,506)
From net realized gain
Class A	(1,334,814)	(141,054)
Class I	(2,396,129)	(7,664)
Class R6	(12,073)	(4,778)
Class NAV	(11,153,065)	(11,697,683)
Total distributions	(16,389,212)	(13,178,189)
From fund share transactions	61,250,251	126,581,146
Total increase	89,453,589	115,792,326
Net assets
Beginning of year	333,495,927	217,703,601
End of year	$422,949,516	$333,495,927
Undistributed net investment income	$1,078,612	$708,348

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       19

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$18.89	$19.30	$19.26
Net investment income[2]	0.02	— [3]	0.04
Net realized and unrealized gain on investments	2.09	0.51	—
Total from investment operations	2.11	0.51	0.04
Less distributions
From net investment income	— [3]	— [3]	—
From net realized gain	(0.82)	(0.92)	—
Total distributions	(0.82)	(0.92)	—
Net asset value, end of period	$20.18	$18.89	$19.30
Total return (%)[4,5]	11.55	2.53	0.21	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$86	$9	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54	1.75	3.27	[7]
Expenses including reductions	1.53	1.58	1.60	[7]
Net investment income (loss)	0.11	(0.02)	0.34	[7]
Portfolio turnover (%)	25	22	20	[8]

1	Period from 12-30-13 (inception date) to 8-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       20

Class I Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$18.93	$19.34	$19.26
Net investment income[2]	0.09	0.04	0.07
Net realized and unrealized gain (loss) on investments	2.08	0.53	0.01
Total from investment operations	2.17	0.57	0.08
Less distributions
From net investment income	(0.06)	(0.06)	—
From net realized gain	(0.82)	(0.92)	—
Total distributions	(0.88)	(0.98)	—
Net asset value, end of period	$20.22	$18.93	$19.34
Total return (%)[3]	11.87	2.82	0.42	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$82	$53	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.29	14.79	[6]
Expenses including reductions	1.21	1.27	1.30	[6]
Net investment income	0.47	0.21	0.56	[6]
Portfolio turnover (%)	25	22	20	[7]

1	Period from 12-30-13 (inception date) to 8-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       21

Class R6 Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$18.94	$19.36	$19.26
Net investment income[2]	0.11	0.08	0.08
Net realized and unrealized gain on investments	2.09	0.52	0.02
Total from investment operations	2.20	0.60	0.10
Less distributions
From net investment income	(0.09)	(0.10)	—
From net realized gain	(0.82)	(0.92)	—
Total distributions	(0.91)	(1.02)	—
Net asset value, end of period	$20.23	$18.94	$19.36
Total return (%)[3]	12.02	3.00	0.52	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	7.67	20.70	[6]
Expenses including reductions	1.10	1.09	1.12	[6]
Net investment income	0.59	0.40	0.66	[6]
Portfolio turnover (%)	25	22	20	[7]

1	Period from 12-30-13 (inception date) to 8-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       22

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$18.94	$19.35	$18.47	$16.57	$15.81
Net investment income[1]	0.10	0.09	0.11	0.09	0.17
Net realized and unrealized gain on investments	2.10	0.52	2.81	3.63	1.78
Total from investment operations	2.20	0.61	2.92	3.72	1.95
Less distributions
From net investment income	(0.10)	(0.10)	(0.04)	(0.22)	(0.06)
From net realized gain	(0.82)	(0.92)	(2.00)	(1.60)	(1.13)
Total distributions	(0.92)	(1.02)	(2.04)	(1.82)	(1.19)
Net asset value, end of period	$20.22	$18.94	$19.35	$18.47	$16.57
Total return (%)[2]	12.01	3.05	15.88	24.20	12.84
Ratios and supplemental data
Net assets, end of period (in millions)	$255	$271	$215	$143	$126
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.12	1.12	1.11	1.11
Expenses including reductions	1.10	1.09	1.12	1.11	1.11
Net investment income	0.59	0.48	0.59	0.51	1.05
Portfolio turnover (%)	25	22	20	19	18

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       24

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$22,704,626	$22,704,626	—	—
Consumer staples	16,934,992	4,981,166	$11,953,826	—
Energy	21,071,183	21,071,183	—	—
Financials	78,393,745	78,393,745	—	—
Health care	33,164,834	33,164,834	—	—
Industrials	138,077,766	132,918,444	5,159,322	—
Information technology	39,469,335	39,469,335	—	—
Materials	22,064,089	22,064,089	—	—
Real estate	19,600,151	19,600,151	—	—
Utilities	14,403,620	14,403,620	—	—
Securities lending collateral	8,528,348	8,528,348	—	—
Short-term investments	15,700,000	—	15,700,000	—
Total investments in securities	$430,112,689	$397,299,541	$32,813,148	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       25

received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2016, the fund loaned common stocks valued at $8,341,613 and received $8,528,505 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016 were $2,130.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       26

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary income	$5,969,198	$2,225,067
Long-term capital gains	10,420,014	10,953,122
Total	$16,389,212	$13,178,189

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $3,376,808 of undistributed ordinary income and $15,846,955 of long-term capital gains.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       27

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis, to the sum of: (a) 1.10% of the first $100 million of the fund's aggregate net assets and (b) 1.05% of the next $500 million of the fund's aggregate net assets and (c) 1.00% of the fund's aggregate net assets in excess of $600 million. Aggregate net assets generally include the net assets of the fund and other funds identified in the advisory agreement. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has agreed to contractually waive and/or reimburse fund expense for Class A and Class I shares, to the extent that the expenses for each class exceed 1.55% and 1.25%, respectively, of the average net assets attributable to the classes. This limit excludes taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. The fee waiver and/or reimbursement will continue in effect until December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination of that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to waive and/or reimburse a portion of its management fee if certain expenses of the fund exceed 0.20% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, management fees, Rule 12b-1 fees, transfer agent fees and service fees. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis attributable to the class. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to January 1, 2016, the Advisor had voluntarily agreed to waive and/or reimburse all blue sky fees and printing and postage for the fund.

Accordingly, these expense reductions amounted to $4,853, $7,607, $74 and $32,873 for Class A, Class I, Class R6 and Class NAV shares, respectively, for the year ended August 31, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 1.02% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       28

accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the contractual rate of 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets of 0.30% for class A shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $99,844 for the year ended August 31, 2016. Of this amount, $16,490 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $80,025 was paid as sales commissions to broker-dealers and $3,329 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributer amounted to $232 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$143,594	$60,158
Class I	—	71,857
Class R6	—	41
Total	$143,594	$132,056

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       29

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,559,129	$86,267,366	427,215	$8,431,371
Distributions reinvested	71,854	1,340,077	7,030	136,460
Repurchased	(859,605)	(16,279,420)	(71,276)	(1,391,431)
Net increase	3,771,378	$71,328,023	362,969	$7,176,400
Class I shares
Sold	1,595,184	$29,907,344	2,856,552	$57,583,437
Distributions reinvested	137,553	2,565,370	158	3,075
Repurchased	(487,879)	(9,268,960)	(49,638)	(980,126)
Net increase	1,244,858	$23,203,754	2,807,072	$56,606,386
Class R6 shares
Sold	2,258	$43,178	9,653	$196,563
Distributions reinvested	464	8,652	—	—
Repurchased	(6,999)	(130,196)	(427)	(8,495)
Net increase (decrease)	(4,277)	($78,366)	9,226	$188,068
Class NAV shares
Sold	164,566	$3,070,190	4,283,473	$84,873,559
Distributions reinvested	668,640	12,456,772	671,299	13,023,189
Repurchased	(2,530,459)	(48,730,122)	(1,772,732)	(35,286,456)
Net increase (decrease)	(1,697,253)	($33,203,160)	3,182,040	$62,610,292
Total net increase	3,314,706	$61,250,251	6,361,307	$126,581,146

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $132,256,736 and $88,019,999, respectively, for the year ended August 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       30

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 60.2% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
JHF II Lifestyle Growth Fund	21.2%
JHF II Lifestyle Balanced Fund	16.3%
JHF II Lifestyle Aggressive Fund	9.8%

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       31

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Small Cap Value Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       32

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $10,420,014 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       33

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Small Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       34

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one- and two-year periods ended December 31, 2015. The Board noted the fund's favorable performance relative to the benchmark index and to the peer group for the one-year period and since inception. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       35

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       36

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that certain breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       37

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       38

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that certain subadvisory fee breakpoints are reflected in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       42

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       43

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318220	439A 8/16 10/16

John Hancock

Redwood Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equity investors. Major indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index all went on to hit new all-time highs in August. Overall economic growth remains sluggish, but consumer spending and employment gains have been supportive of a continued stock market advance.

One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. At the top of many investors' minds has been the potential for additional interest-rate increases by the U.S. Federal Reserve in keeping with the health of the underlying economy. The U.K.'s vote in late June to leave the European Union (Brexit) and the upcoming U.S. election have also added uncertainty.

It is prudent to expect continued market volatility as this dynamic environment plays out. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Redwood Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
23	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

The Bank of America Merrill Lynch U.S. Treasury Bill 3-Month Index tracks the performance of three-month U.S. treasury bills.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Prior to April 1, 2016, the fund's primary index was the S&P 500 Index. Effective April 1, 2016, the fund's primary benchmark index is the Bank of America Merrill Lynch U.S. Treasury Bill 3-Month Index. The Bank of America Merrill Lynch U.S. Treasury Bill 3-Month Index more accurately reflects the fund's risk/return profile.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

1	Class A shares were first offered on 12-30-13. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Low rates supported U.S. equities

U.S. stocks rebounded from several sharp sell-offs to finish with solid gains as the U.S. Federal Reserve, concerned about the impact of global turmoil on the economy, increased interest rates only once while rates turned negative in other markets.

Muted volatility limited results

The fund outperformed its primary benchmark, the Bank of America Merrill Lynch U.S. Treasury Bill 3-Month Index, but underperformed the S&P 500 Index due to below normal volatility and limited overall equity exposure.

Volatility should return over time

We continue to believe enough risk and uncertainty exists in global markets for volatility levels to increase, an environment which would benefit the fund.

PORTFOLIO COMPOSITION AS OF 8/31/16 (%)

A note about risks

While the fund seeks to limit losses through options and other strategies, it may still lose money. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments in initial public offerings are often volatile. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Investing in an exchange-traded fund generally reflects the risks of investing in the underlying securities it is designed to track. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       3

Discussion of fund performance

An interview with Portfolio Manager Todd G. Hawthorne, Boston Partners

Todd G. Hawthorne
Portfolio Manager
Boston Partners

What factors most influenced the U.S. economy and equity markets during the period?

U.S. equity markets rebounded from a series of sharp sell-offs triggered by global growth concerns and geopolitical uncertainty to finish with solid gains. Stocks and commodities fell sharply in January and February as China's struggles to manage its currency and capital markets elevated fears of global recession. After raising interest rates in December for the first time since the financial crisis, the U.S. Federal Reserve (Fed) appeared ready to embark on a program of rate hikes. However, concerned that global turmoil would hurt the U.S. economy, the Fed scaled back its tightening plan while central banks in Europe and Asia extended their stimulus programs. These actions resulted in negative interest rates in several markets, increasing the attractiveness of equities. Brexit, the surprise passage of a referendum by the United Kingdom to leave the European Union, caused a brief sell-off in June that was followed by yet another recovery as the S&P 500 Index again reached record highs and returned 12.55% over the 12-month period. The income-oriented utilities and telecommunication services sectors were the best performers for the period.

Markets endured heightened intervals of volatility during the first half of the reporting period and in the weeks around Brexit, but for most of the second half, the CBOE Volatility Index (VIX) traded at below normal levels as markets stabilized. This moderation surprised us as we expected stubbornly weak global growth, an indecisive Fed, and the forthcoming U.S. presidential election would cause elevated volatility to be the norm. We continue to believe enough risk and uncertainty exists in global markets for volatility to increase.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       4

"The fund's strategy seeks to generate performance by taking advantage of volatility; however, brief bursts of high volatility are typically not enough to capture the higher yields from its buy/write strategy that lead to stock-like returns."

The fund outperformed its benchmark, the Bank of America Merrill Lynch U.S. Treasury Bill 3-Month Index, but lagged the stock market. What were the factors behind this?

The fund's strategy seeks to generate performance by taking advantage of volatility; however, brief bursts of high volatility are typically not enough to capture the higher yields from its buy/write strategy that lead to stock-like returns. Volatility, as measured by the VIX, averaged in the mid-teens over the last year, below the historical average, which is closer to 20. As a result of this muted volatility as well as its limited exposure to equity market risk, the fund trailed the S&P 500 Index. However, the fund did capture enough yield to outperform its primary benchmark.

In addition, fund performance was impacted by several unprofitable buy/write positions. The fund's position in chemical maker Huntsman Corp. was the largest detractor from performance as broad weakness in the materials sector and negative currency effects in the first half of the period caused the company to lower earnings estimates. The fund's position in paper and packaging manufacturer

SECTOR COMPOSITION AS OF 8/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       5

"While the fund's absolute performance lagged the overall equity market for the period, it did accomplish our volatility reduction goal by delivering returns with less than half of the volatility of the S&P 500 Index."
Westrock Company also hurt performance due to pricing weakness in its core markets. We sold out of both positions during the period, as well as a position in department store chain Macy's, Inc., which had a negative impact due to disappointing same-store sales results and lowered profit forecasts. A position in industrial equipment provider United Rentals, Inc. also hurt results.

What were some of the positive drivers of performance?

Despite an uneven volatility environment, we were able to profitably execute the fund's buy/write strategy across a number of positions. A buy/write position in broadcaster CBS Corp. was one of the top contributors to absolute return for the period and had a positive relative impact as well. Performance was also aided by a buy/write position in exploration and production company Diamondback Energy, Inc., which gained as oil prices rebounded in the second half of the period.

What major changes did you make to the portfolio during the period?

Over the course of the year, we added to the fund's financials exposure as we believed buy/write positions in this sector offered attractive implied volatility yields compared to downside protection due to price swings related to changing interest-rate expectations as well as cheap valuation levels.

TOP 10 HOLDINGS AS OF 8/31/16 (%)

Citigroup, Inc.	6.0
Alphabet, Inc., Class A	3.2
CBS Corp., Class B	3.1
Diamondback Energy, Inc.	3.0
Apple, Inc.	2.8
Michael Kors Holdings, Ltd.	2.5
HCA Holdings, Inc.	2.5
The Goldman Sachs Group, Inc.	2.5
JPMorgan Chase & Co.	2.4
Capital One Financial Corp.	2.4
TOTAL	30.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       6

Specifically, we added to the fund's exposure in Citigroup, Inc., Capital One Financial Corp., The Goldman Sachs Group, Inc., and Bank of America Corp. We decreased the fund's exposure to the materials, healthcare, and consumer discretionary sectors.

How was the fund positioned at the end of the period?

The fund requires extended periods of normal to above-average volatility to capture meaningful yields from the equity call options we purchase. While the fund's absolute performance lagged the overall equity market for the period, it did accomplish our volatility reduction goal by delivering returns with less than half of the volatility of the S&P 500 Index. While selling equity options with higher implied volatility could potentially increase performance, we adhere to an absolute return strategy and attempt to avoid risk levels that could lead to negative absolute returns. As a normalized volatility regime returns, we should be able to reset the portfolio at higher yields.

MANAGED BY

Todd G. Hawthorne On the fund since inception Investing since 1997

The views expressed in this report are exclusively those of Todd G. Hawthorne, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A2	-3.57	2.38	12.29
Class C2	-0.21	2.65	13.75
Class I2,3	1.79	3.78	20.06
Class R6[2,3]	1.88	3.92	20.86
Class NAV[3]	1.88	3.91	20.82
Index 1†	0.23	0.09	0.47
Index 2†	12.55	16.23	109.77

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the contingent deferred sales charges (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.62	2.32	1.31	1.21	1.19
Net (%)	1.62	2.32	1.31	1.19	1.19

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch U.S. Treasury Bill 3-Month Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Redwood Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	9-29-11	11,375	11,375	10,047	20,977
Class I2,3	9-29-11	12,006	12,006	10,047	20,977
Class R6[2,3]	9-29-11	12,086	12,086	10,047	20,977
Class NAV[3]	9-29-11	12,082	12,082	10,047	20,977

The Bank of America Merrill Lynch U.S. Treasury Bill 3-Month Index tracks the performance of three month U.S. treasury bills.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Prior to April 1, 2016, the fund's primary index was the S&P 500 Index. Effective April 1, 2016, the fund's primary benchmark index is the Bank of America Merrill Lynch US Treasury Bill 3-Month Index. The Bank of America Merrill Lynch US Treasury Bill 3-Month Index more accurately reflects the fund's risk/return profile.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 9-29-11.
2	Class A, Class I, and Class R6 shares were first offered on 12-30-13; Class C shares were first offered on 6-27-14. The returns prior to these dates are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, Class I, Class R6, and Class C shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

.	Account value on 3-1-2016	Ending value on 8-31-16	Expenses paid during period ended 8-31-16[1]	Annualized expense ratio
Class A	$1,000.00	$1,044.60	$8.22	1.60%
Class C	1,000.00	1,040.90	11.80	2.30%
Class I	1,000.00	1,046.30	6.58	1.28%
Class R6	1,000.00	1,047.20	6.02	1.17%
Class NAV	1,000.00	1,047.20	6.02	1.17%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.10	$8.11	1.60%
Class C	1,000.00	1,013.60	11.64	2.30%
Class I	1,000.00	1,018.70	6.50	1.28%
Class R6	1,000.00	1,019.30	5.94	1.17%
Class NAV	1,000.00	1,019.30	5.94	1.17%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       11

Fund's investments

As of 8-31-16
	Shares	Value
Common stocks 72.0%		$340,116,576
(Cost $321,460,582)
Consumer discretionary 20.0%		94,404,518
Auto components 1.6%
The Goodyear Tire & Rubber Company (C)	249,000	7,308,150
Hotels, restaurants and leisure 3.4%
Las Vegas Sands Corp. (C)	189,300	9,504,753
Royal Caribbean Cruises, Ltd. (C)	93,000	6,613,230
Household durables 1.0%
PulteGroup, Inc. (C)	220,500	4,712,085
Media 5.5%
CBS Corp., Class B (C)	282,400	14,410,872
Comcast Corp., Class A (C)	42,100	2,747,446
Time Warner, Inc. (C)	113,700	8,915,217
Specialty retail 3.5%
Best Buy Company, Inc.	62,800	2,416,544
Foot Locker, Inc. (C)	82,900	5,441,556
Lowe's Companies, Inc. (C)	115,300	8,827,368
Textiles, apparel and luxury goods 5.0%
Coach, Inc. (C)	230,600	8,804,308
Kate Spade & Company (C) (I)	153,900	2,871,774
Michael Kors Holdings, Ltd. (C) (I)	241,700	11,831,215
Consumer staples 3.1%		14,755,302
Food and staples retailing 1.6%
Walgreens Boots Alliance, Inc. (C)	92,700	7,481,817
Food products 1.5%
Mead Johnson Nutrition Company (C)	85,500	7,273,485
Energy 6.5%		30,488,270
Energy equipment and services 0.9%
Baker Hughes, Inc. (C)	81,000	3,979,530
Oil, gas and consumable fuels 5.6%
Anadarko Petroleum Corp. (C)	139,600	7,464,412
Diamondback Energy, Inc. (C) (I)	146,800	13,982,700
EOG Resources, Inc.	57,200	5,061,628
Financials 17.2%		81,061,226
Banks 12.3%
Bank of America Corp. (C)	568,700	9,178,818
Citigroup, Inc. (C)	591,800	28,252,532
Fifth Third Bancorp (C)	205,600	4,144,896

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       12

	Shares	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (C)	169,900	$11,468,250
Wells Fargo & Company (C)	101,300	5,146,040
Capital markets 2.5%
The Goldman Sachs Group, Inc. (C)	68,500	11,608,010
Consumer finance 2.4%
Capital One Financial Corp. (C)	157,300	11,262,680
Health care 12.5%		59,221,972
Biotechnology 3.7%
Celgene Corp. (C) (I)	72,300	7,717,302
Gilead Sciences, Inc. (C)	126,500	9,915,070
Health care providers and services 6.2%
Express Scripts Holding Company (C) (I)	99,600	7,240,920
HCA Holdings, Inc. (C) (I)	154,200	11,649,810
Humana, Inc. (C)	23,000	4,110,330
McKesson Corp. (C)	34,000	6,277,080
Health care technology 0.6%
Cerner Corp. (C) (I)	40,800	2,633,232
Pharmaceuticals 2.0%
Allergan PLC (C) (I)	21,200	4,972,248
Bristol-Myers Squibb Company (C)	82,000	4,705,980
Industrials 3.5%		16,448,352
Airlines 1.3%
Delta Air Lines, Inc. (C)	169,400	6,225,450
Trading companies and distributors 2.2%
United Rentals, Inc. (C) (I)	124,200	10,222,902
Information technology 8.4%		39,856,884
Communications equipment 0.4%
Brocade Communications Systems, Inc. (C)	2,200	19,756
Cisco Systems, Inc. (C)	62,500	1,965,000
Internet software and services 3.2%
Alphabet, Inc., Class A (C) (I)	19,100	15,086,135
Semiconductors and semiconductor equipment 0.0%
QUALCOMM, Inc.	3,100	195,517
Software 2.0%
Microsoft Corp. (C)	161,600	9,285,536
Technology hardware, storage and peripherals 2.8%
Apple, Inc. (C)	125,400	13,304,940

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       13

			Shares	Value
Materials 0.8%				$3,880,052
Chemicals 0.8%
Olin Corp. (C)			179,300	3,880,052
	Yield (%)		Shares	Value
Short-term investments 42.9%				$202,890,097
(Cost $202,890,097)
Money market funds 42.9%				202,890,097
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2582(Y	)	202,890,097	202,890,097
Total investments (Cost $524,350,679)† 114.9%				$543,006,673
Other assets and liabilities, net (14.9%)				($70,564,184)
Total net assets 100.0%				$472,442,489

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(C)	A portion of this security is segregated as collateral for options. Total collateral value at 8-31-16 was $318,887,000.
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $531,152,733. Net unrealized appreciation aggregated to $11,853,940, of which $24,925,202 related to appreciated investment securities and $13,071,262 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Investments, at value (Cost $524,350,679)	$543,006,673
Receivable for investments sold	2,259,246
Receivable for fund shares sold	25,177
Dividends and interest receivable	413,251
Other receivables and prepaid expenses	33,213
Total assets	545,737,560
Liabilities
Payable for investments purchased	5,926,004
Payable for fund shares repurchased	981,146
Written options, at value (premium received $63,571,118)	66,275,876
Payable to affiliates
Accounting and legal services fees	5,923
Transfer agent fees	3,332
Other liabilities and accrued expenses	102,790
Total liabilities	73,295,071
Net assets	$472,442,489
Net assets consist of
Paid-in capital	$482,616,248
Accumulated net investment loss	(172,882)
Accumulated net realized gain (loss) on investments and options written	(25,952,113)
Net unrealized appreciation (depreciation) on investments and options written	15,951,236
Net assets	$472,442,489

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($292,138 ÷ 29,012 shares)[1]	$10.07
Class C ($115,472 ÷ 11,625 shares)[1]	$9.93
Class I ($14,217,116 ÷ 1,399,571 shares)	$10.16
Class R6 ($11,394,029 ÷ 1,115,432 shares)	$10.21
Class NAV ($446,423,734 ÷ 43,706,087 shares)	$10.21
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.60

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       15

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Dividends	$5,450,566
Interest	365,546
Total investment income	5,816,112
Expenses
Investment management fees	5,636,291
Distribution and service fees	2,445
Accounting and legal services fees	67,319
Transfer agent fees	38,007
Trustees' fees	9,146
State registration fees	70,910
Printing and postage	36,978
Professional fees	90,157
Custodian fees	71,225
Registration and filing fees	6,100
Other	19,516
Total expenses	6,048,094
Less expense reductions	(39,775)
Net expenses	6,008,319
Net investment loss	(192,207)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(45,169,354)
Written options	30,151,056
(15,018,298)
Change in net unrealized appreciation (depreciation) of
Investments	37,337,681
Written options	(13,254,690)
24,082,991
Net realized and unrealized gain	9,064,693
Increase in net assets from operations	$8,872,486

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment loss	($192,207)	($1,266,064)
Net realized gain (loss)	(15,018,298)	44,996,966
Change in net unrealized appreciation (depreciation)	24,082,991	(52,757,136)
Increase (decrease) in net assets resulting from operations	8,872,486	(9,026,234)
Distributions to shareholders
From net realized gain
Class A	(41,209)	(19,883)
Class C	(11,471)	(4,740)
Class I	(2,331,058)	(70,697)
Class R6	(839,786)	(194,271)
Class NAV	(36,932,923)	(27,959,912)
Total distributions	(40,156,447)	(28,249,503)
From fund share transactions	(49,614,550)	44,345,812
Total increase (decrease)	(80,898,511)	7,070,075
Net assets
Beginning of year	553,341,000	546,270,925
End of year	$472,442,489	$553,341,000
Accumulated net investment loss	($172,882)	—

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       17

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.73	$11.52	$11.28
Net investment loss[2]	(0.05)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.20	(0.17)	0.32
Total from investment operations	0.15	(0.25)	0.24
Less distributions
From net realized gain	(0.81)	(0.54)	—
Net asset value, end of period	$10.07	$10.73	$11.52
Total return (%)[3,4]	1.50	(2.24)	2.13	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60	3.12	6.19	[7]
Expenses including reductions	1.59	1.70	1.62	[7]
Net investment loss	(0.45)	(0.74)	(1.07	) [7]
Portfolio turnover (%)	82	89	86	[8]

1	The inception date for Class A shares is 12-30-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       18

Class C Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.67	$11.53	$11.46
Net investment loss[2]	(0.12)	(0.16)	(0.04)
Net realized and unrealized gain (loss) on investments	0.19	(0.16)	0.11
Total from investment operations	0.07	(0.32)	0.07
Less distributions
From net realized gain	(0.81)	(0.54)	—
Net asset value, end of period	$9.93	$10.67	$11.53
Total return (%)[3,4]	0.72	(2.86)	0.61	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.30	8.25	19.72	[7]
Expenses including reductions	2.29	2.40	2.40	[7]
Net investment loss	(1.16)	(1.46)	(1.91	) [7]
Portfolio turnover (%)	82	89	86	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       19

Class I Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.79	$11.54	$11.28
Net investment loss[2]	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	0.20	(0.17)	0.32
Total from investment operations	0.18	(0.21)	0.26
Less distributions
From net realized gain	(0.81)	(0.54)	—
Net asset value, end of period	$10.16	$10.79	$11.54
Total return (%)[3]	1.79	(1.87)	2.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$29	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.33	5.87	[6]
Expenses including reductions	1.27	1.32	1.30	[6]
Net investment loss	(0.15)	(0.38)	(0.75	) [6]
Portfolio turnover (%)	82	89	86	[7]

1	The inception date for Class I shares is 12-30-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       20

Class R6 Shares Period ended	8-31-16	8-31-15	8-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.83	$11.55	$11.28
Net investment loss[2]	— [3]	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	0.19	(0.16)	0.32
Total from investment operations	0.19	(0.18)	0.27
Less distributions
From net realized gain	(0.81)	(0.54)	—
Net asset value, end of period	$10.21	$10.83	$11.55
Total return (%)[4]	1.88	(1.61)	2.39	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$11	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.28	5.78	[7]
Expenses including reductions	1.16	1.16	1.16	[7]
Net investment loss	(0.03)	(0.20)	(0.60	) [7]
Portfolio turnover (%)	82	89	86	[8]

1	The inception date for Class R6 shares is 12-30-13.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-13 to 8-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       21

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$10.83	$11.56	$11.17	$10.78	$10.00
Net investment income (loss)[2]	— [3]	(0.02)	(0.07)	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.19	(0.17)	0.67	0.58	0.77
Total from investment operations	0.19	(0.19)	0.60	0.62	0.81
Less distributions
From net investment income	—	—	—	(0.09)	(0.01)
From net realized gain	(0.81)	(0.54)	(0.21)	(0.14)	(0.02)
Total distributions	(0.81)	(0.54)	(0.21)	(0.23)	(0.03)
Net asset value, end of period	$10.21	$10.83	$11.56	$11.17	$10.78
Total return (%)[4]	1.88	(1.69)	5.44	5.85	8.09	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$446	$513	$546	$458	$428
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.16	1.16	1.14	1.16	[6]
Expenses including reductions	1.16	1.16	1.15	1.14	1.16	[6]
Net investment income (loss)	(0.03)	(0.21)	(0.59)	0.34	0.41	[6]
Portfolio turnover (%)	82	89	86	74	95

1	Period from 9-29-11 (commencement of operations) to 8-31-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       22

Notes to financial statements

Note 1 — Organization

John Hancock Redwood Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       23

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016 were $2,462.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2016, net capital losses of $10,805,245 that are the result of security transactions occurring after October 31, 2015, are treated as occurring on September 1, 2016, the first day of the fund's next taxable year. Qualified late year ordinary losses of $172,882 are being deferred and will be treated as occurring on September 1, 2016, the first day of the fund's next taxable year.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       24

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary income	$27,076,219	$6,295,408
Long-term capital gains	13,080,228	21,954,095
Total	$40,156,447	$28,249,503

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member. Securities pledged by the fund for exchange traded transactions, if any, are identified in the Fund's investments.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       25

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended August 31, 2016, the fund wrote option contracts to gain exposure to certain securities markets, substitute for securities purchased, provide downside protection for the fund and generate premium income. The following tables summarize the fund's written options activities during the year ended August 31, 2016 and the contracts held at August 31, 2016.

	Number of Contracts	Premiums
Outstanding, beginning of period	124,706	$61,305,853
Options written	244,968	133,810,286
Option closed	(203,797)	(92,800,021)
Options exercised	(57,145)	(35,789,517)
Options expired	(18,065)	(2,955,483)
Outstanding, end of period	90,667	$63,571,118

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
Allergan PLC	$205.00	Nov 2016	212	$978,986	($708,080)
Alphabet, Inc.	650.00	Sep 2016	68	799,527	(956,420)
Alphabet, Inc.	660.00	Sep 2016	53	683,524	(689,265)
Alphabet, Inc.	685.00	Dec 2016	34	288,890	(386,240)
Alphabet, Inc.	610.00	Jan 2017	36	352,683	(667,620)
Anadarko Petroleum Corp.	40.00	Nov 2016	757	990,104	(1,080,618)
Anadarko Petroleum Corp.	45.00	Feb 2017	639	791,997	(749,228)
Apple, Inc.	90.00	Jan 2017	536	899,369	(931,300)
Apple, Inc.	95.00	Jan 2017	475	504,421	(624,625)
Apple, Inc.	97.50	Oct 2016	237	286,759	(222,187)
Baker Hughes, Inc.	36.00	Oct 2016	810	981,666	(1,081,350)
Bank of America Corp.	12.00	Jan 2017	1,640	482,083	(697,000)
Bank of America Corp.	13.00	Feb 2017	1,861	342,341	(632,740)
Bank of America Corp.	14.00	Dec 2016	2,186	507,052	(507,052)
Best Buy Co., Inc.	29.00	Mar 2017	628	626,077	(626,077)
Bristol-Myers Squibb Co.	50.00	Jan 2017	820	1,006,088	(668,300)
Capital One Financial Corp.	62.50	Dec 2016	878	935,892	(888,975)
Capital One Financial Corp.	60.00	Mar 2017	695	691,482	(879,175)
CBS Corp.	45.00	Sep 2016	2,824	2,363,522	(1,708,520)
Celgene Corp.	90.00	Oct 2016	723	1,031,669	(1,283,325)
Cerner Corp.	60.00	Jan 2017	408	365,951	(279,480)

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       26

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Cisco Systems, Inc.	23.00	Oct 2016	18	8,927	(15,120)
Cisco Systems, Inc.	25.00	Jan 2017	607	237,914	(388,480)
Citigroup, Inc.	45.00	Sep 2016	4,086	2,124,510	(1,180,854)
Citigroup, Inc.	38.00	Jan 2017	1,840	1,436,934	(1,858,400)
Coach, Inc.	33.00	Nov 2016	646	485,755	(355,300)
Coach, Inc.	33.00	Jan 2017	1,660	1,062,310	(962,800)
Comcast Corp.	52.50	Jan 2017	421	380,138	(555,720)
Delta Air Lines, Inc.	40.00	Jan 2017	1,694	1,807,390	(297,297)
Diamondback Energy, Inc.	72.50	Dec 2016	1,468	3,225,066	(3,435,120)
EOG Resources, Inc.	65.00	Oct 2016	572	756,144	(1,362,790)
Express Scripts Holding Company	65.00	Jan 2017	353	358,979	(330,937)
Express Scripts Holding Company	70.00	Nov 2016	643	438,490	(305,425)
Fifth Third Bancorp	15.00	Jan 2017	2,056	604,368	(1,058,840)
Foot Locker, Inc.	55.00	Nov 2016	329	397,410	(368,480)
Foot Locker, Inc.	45.00	Jan 2017	500	553,468	(1,067,500)
Gilead Sciences, Inc.	70.00	Jan 2017	613	905,632	(622,195)
Gilead Sciences, Inc.	80.00	Feb 2017	652	353,350	(316,220)
The Goldman Sachs Group, Inc.	140.00	Jan 2017	304	727,748	(937,080)
The Goldman Sachs Group, Inc.	145.00	Oct 2016	232	418,046	(584,060)
The Goldman Sachs Group, Inc.	150.00	Jan 2017	149	293,518	(336,367)
The Goodyear Tire & Rubber Company	26.00	Oct 2016	1,166	705,367	(419,760)
The Goodyear Tire & Rubber Company	24.00	Jan 2017	1,324	704,299	(761,300)
HCA Holdings, Inc.	57.50	Jan 2017	929	1,502,127	(1,765,100)
HCA Holdings, Inc.	65.00	Sep 2016	613	765,595	(637,520)
Humana, Inc.	120.00	Jan 2017	230	1,075,677	(1,376,550)
JPMorgan Chase & Company	50.00	Jan 2017	849	922,809	(1,475,138)
JPMorgan Chase & Company	52.50	Jan 2017	850	711,400	(1,268,625)
Kate Spade & Coimpany	12.00	Jan 2017	1,539	735,564	(1,069,605)
Las Vegas Sands Corp.	42.50	Jan 2017	1,893	1,813,377	(1,547,527)
Lowe's Company, Inc.	65.00	Jan 2017	831	1,083,567	(1,028,363)
Lowe's Company, Inc.	67.50	Oct 2016	322	297,186	(295,435)
McKesson Corp.	165.00	Jan 2017	340	837,048	(780,300)
Mead Johnson Nutrition Company	75.00	Nov 2016	855	1,066,127	(946,912)
Michael Kors Holdings LTD	45.00	Nov 2016	636	913,250	(365,700)
Michael Kors Holdings LTD	35.00	Nov 2016	1,781	1,980,357	(2,564,640)
Microsoft Corp.	50.00	Jan 2017	979	725,384	(805,228)
Microsoft Corp.	49.00	Jan 2017	637	392,995	(578,077)
Olin Corp.	17.00	Jan 2017	1,793	765,521	(856,158)
Pultegroup, Inc.	14.00	Oct 2016	2,205	791,489	(1,615,162)
Qualcomm, Inc.	45.00	Jan 2017	31	22,411	(55,025)
Royal Caribbean Cruises Ltd.	67.50	Jan 2017	607	1,151,429	(437,040)
Royal Caribbean Cruises Ltd.	60.00	Jan 2017	323	609,475	(406,173)
Time Warner, Inc.	60.00	Jan 2017	348	393,913	(655,110)

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       27

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Time Warner, Inc.	62.50	Jan 2017	789	856,803	(1,305,795)
United Rentals, Inc.	45.00	Sep 2016	1,242	2,306,293	(4,576,770)
Walgreens Boots Alliance, Inc.	67.50	Jan 2017	626	856,950	(893,615)
Walgreens Boots Alliance, Inc.	70.00	Jan 2017	301	396,396	(365,715)
Wells Fargo & Company	45.00	Oct 2016	1,013	415,280	(607,800)
				$57,284,269	($62,066,705)
Puts
Apple, Inc.	$97.50	Oct 2016	585	$210,572	($37,732)
Apple, Inc.	90.00	Jun 2017	1,990	2,043,605	(691,525)
Apple, Inc.	100.00	Jan 2017	171	52,489	(58,567)
Brocade Communications Systems	9.00	Oct 2016	11,348	419,408	(493,638)
Celgene Corp.	85.00	Oct 2016	584	240,579	(19,272)
CME Group, Inc.	80.00	Jan 2017	556	255,176	(31,970)
Delta Air Lines, Inc.	40.00	Jan 2017	2,964	909,807	(1,496,820)
EOG Resources, Inc.	65.00	Jan 2017	450	400,474	(46,125)
Hewlett Packard Enterprise Company	15.00	Jan 2017	2,500	213,644	(56,250)
Hewlett Packard Enterprise Company	18.00	Jan 2017	4,009	383,772	(240,540)
Mead Johnson Nutrition Company	75.00	Jan 2017	535	198,994	(104,325)
Merck & Company, Inc.	47.50	Oct 2016	1,071	131,688	(6,426)
Phillips 66	67.50	Jan 2017	525	192,649	(74,813)
Phillips 66	70.00	Nov 2016	527	81,135	(54,017)
Teva Pharmaceutical Industries	55.00	Jan 2017	1,255	402,795	(790,650)
Verizon Communications, Inc.	42.00	Oct 2016	1,182	150,062	(6,501)
				$6,286,849	($4,209,171)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Equity	Written options, at value	Written options	—	($66,275,876)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

Statement of operations location - Net realized gain (loss) on:
Risk	Written options
Equity	$30,151,056

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Written options
Equity	($13,254,690)

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       28

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of the following: If the average daily net assets are less than $200 million, then the following fee schedule applies: a) 1.200% of the first $100 million of average daily net assets and b) 1.150% of the next $100 million of average daily net assets. If average daily net assets equal or exceed $200 million, then the following fee schedule applies: a) 1.100% of the first $500 million of average daily net assets and b) 1.050% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with Boston Partners, a division of Robeco Investment Management, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets.. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average net assets (on an annualized basis) attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to January 1, 2016, the Advisor had contractually agreed to reduce all or a portion of its management fee and/or make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.70%, 2.40% and 1.40% for Class A, Class C and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, underlying fund expenses (acquired fund fees) and short dividend expense.

The expense reductions described above amounted to the following for the year ended August 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$27	Class R6	$2,712
Class C	10	Class NAV	34,696
Class I	2,330	Total	$39,775

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 1.09% of the fund's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       29

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges. For the year ended August 31, 2016, no sales charges were assessed.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to for $256 Class C shares and no CDSCs were received for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,101	$462
Class C	1,344	169
Class I	—	35,486
Class R6	—	1,890
Total	$2,445	$38,007

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       30

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	17,618	$174,901	52,252	$586,672
Distributions reinvested	4,129	41,209	1,376	15,068
Repurchased	(42,910)	(405,210)	(12,526)	(136,751)
Net increase (decrease)	(21,163)	($189,100)	41,102	$464,989
Class C shares
Sold	939	$10,000	4,437	$49,000
Distributions reinvested	442	4,369	—	—
Repurchased	(2,919)	(28,581)	—	—
Net increase (decrease)	(1,538)	($14,212)	4,437	$49,000
Class I shares
Sold	1,205,412	$12,229,604	2,960,476	$32,885,377
Distributions reinvested	231,737	2,326,637	6,000	65,882
Repurchased	(2,740,910)	(27,839,943)	(272,009)	(3,010,806)
Net increase (decrease)	(1,303,761)	($13,283,702)	2,694,467	$29,940,453
Class R6 shares
Sold	78,160	$819,865	989,254	$11,088,222
Distributions reinvested	83,230	839,786	17,208	189,455
Repurchased	(40,064)	(408,622)	(21,221)	(235,056)
Net increase	121,326	$1,251,029	985,241	$11,042,621
Class NAV shares
Sold	935,573	$9,487,867	6,035,246	$69,221,514
Distributions reinvested	3,660,349	36,932,923	2,539,502	27,959,912
Repurchased	(8,233,438)	(83,799,355)	(8,463,088)	(94,332,677)
Net increase (decrease)	(3,637,516)	($37,378,565)	111,660	$2,848,749
Total net increase (decrease)	(4,842,652)	($49,614,550)	3,836,907	$44,345,812

Affiliates of the fund owned 75% and 100% of shares of beneficial interest of Class C and Class NAV, respectively, on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $302,377,321 and $272,765,078, respectively, for the year ended August 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 94.5% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Balanced Fund	22.6%

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       31

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Fund	22.3%
John Hancock Funds II Alternative Asset Allocation Fund	20.1%
John Hancock Funds II Lifestyle Moderate Fund	6.7%
John Hancock Funds II Lifestyle Aggressive Fund	6.4%

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       32

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Redwood Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Redwood Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       33

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $13,080,228 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       34

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Robeco Investment Management, Inc. (the Subadvisor), for John Hancock Redwood Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       35

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and peer group average for the one-year period ended December 31, 2015 and since inception. The Board took into account management's discussion of the fund's performance and also noted that the Board recently approved a change to the fund's benchmark. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       36

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for this fund are higher than the peer group median and that net total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       37

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       38

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       39

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       44

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Partners, a division of Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK REDWOOD FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Redwood Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318216	423A 8/16 10/16

John Hancock

Blue Chip Growth Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equity investors. Major indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index all went on to hit new all-time highs in August. Overall economic growth remains sluggish, but consumer spending and employment gains have been supportive of a continued stock market advance.

One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. At the top of many investors' minds has been the potential for additional interest-rate increases by the U.S. Federal Reserve in keeping with the health of the underlying economy. The U.K.'s vote in late June to leave the European Union (Brexit) and the upcoming U.S. election have also added uncertainty.

It is prudent to expect continued market volatility as this dynamic environment plays out. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Blue Chip Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
18	Financial statements
21	Financial highlights
25	Notes to financial statements
32	Auditor's report
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Russell 1000 Growth Index is an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 3-27-15. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class A. Had the returns reflected Class A expenses, returns would be lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. equities gained ground during the reporting period

Despite a wide range of adverse headlines and two significant sell-offs, the fund's benchmark S&P 500 Index registered a robust, double-digit gain.

The fund underperformed its benchmark

Although the fund produced a positive absolute return, it significantly lagged the S&P 500 Index.

Stock selection was the key driver of results

The fund's stock selection in the healthcare and industrials sectors was the primary cause of its shortfall versus the benchmark.

SECTOR COMPOSITION AS OF 8/31/16 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments. Large company stocks could fall out of favor. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors.Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager Larry J. Puglia, CFA, CPA, T. Rowe Price Associates, Inc.

Larry J. Puglia, CFA, CPA
Portfolio Manager
T. Rowe Price

Can you describe the market environment of the past 12 months ended August 31, 2016?

U.S. equities traded higher despite bouts of volatility related to global economic and geopolitical concerns. Stocks advanced early in the period as investors shook off fears of a slowdown in Chinese manufacturing, but worries about middling global growth and a renewed fall in oil prices caused stocks to decline at the start of 2016. However, major U.S. benchmarks soon rebounded following announcements of aggressive monetary stimulus by the European Central Bank and the Bank of Japan. In addition, investors grew more confident that the U.S. Federal Reserve would maintain its gradual approach to raising interest rates. While markets plunged again in late June in reaction to the United Kingdom's vote to leave the European Union (Brexit), they quickly recovered their losses to close with a double-digit gain.

In this environment, the fund's benchmark S&P 500 Index posted a return of 12.55%, with every sector advancing. The telecommunication services, utilities, and information technology sectors gained the most, followed by consumer staples, industrials, and materials; the healthcare sector produced the smallest gain.

What factors helped and hurt fund performance?

Although the fund generated a gain of 5.37%, it underperformed its benchmark due to the impact of individual stock selection.

The adverse effect of stock selection was most pronounced in the healthcare sector. Valeant Pharmaceuticals International, Inc., which declined sharply in the latter half of 2015 due to concerns about the company's drug-pricing practices and distribution model, was the largest detractor. Valeant's struggles continued into 2016, as the company came under an investigation by the Securities and Exchange Commission and announced it would delay filing its financial statements due to a misstatement of revenue. We elected to sell Valeant from the portfolio. Several

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       4

"Underperformance was driven by a number of external factors, as Brexit, global terrorist events, and investors' flight to lower-risk investments pressured the types of faster-growing stocks held in the fund."
other holdings in the healthcare sector underperformed, including Alexion Pharmaceuticals, Inc., Allergan PLC, and McKesson Corp. Although concerns about increased regulatory scrutiny caused healthcare stocks to lag during the past year, the sector continues to feature a large number of the type of high-quality growth companies we seek. The fund therefore retained a significant overweight in healthcare at the end of the period.

Unfavorable stock selection in the industrials sector also detracted from relative returns. American Airlines Group, Inc. reported a decline in revenues in the third quarter of 2015, triggering a drop in its stock price. Investors were also concerned that industrywide capacity discipline may not remain in effect, which would hurt the company's pricing power and reduce its revenue. We increased the investment in American Airlines on the belief that the company can generate substantial free cash flow and bolster its revenue through company-specific initiatives.

The fund's positioning in the information technology sector made a significant contribution to relative performance. In addition to holding an overweight in this outperforming sector, the fund benefited from favorable stock selection. An underweight in Apple, Inc. contributed to results, as

TOP 10 HOLDINGS AS OF 8/31/16 (%)

Amazon.com, Inc.	8.6
Facebook, Inc., Class A	5.0
Alphabet, Inc., Class C	4.4
The Priceline Group, Inc.	3.9
Visa, Inc., Class A	3.0
Microsoft Corp.	2.8
Danaher Corp.	2.6
Alphabet, Inc., Class A	2.6
MasterCard, Inc., Class A	2.6
Alibaba Group Holding, Ltd., ADR	1.9
TOTAL	37.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       5

"We are sticking to our investment process and opportunistically trying to take advantage of volatility by adding to the higher-quality stocks the fund already owns and that we know well ..."
shares of the tech giant declined in response to reduced growth expectations and the company's challenges expanding into China. An overweight position in Facebook, Inc., which was boosted by better-than-expected earnings, also made a strong contribution.

An underweight allocation in the financials sector, together with effective stock selection in the group, also aided relative performance. The wireless communication tower operator American Tower Corp.—which is organized as a real estate investment trust—performed well after reporting double-digit revenue growth and an improved revenue outlook for the remainder of the year. The stock moved even higher later in the period as global market volatility prompted investors to gravitate to the relative safety of dividend-paying stocks.

Outside of these two sectors, Amazon.com, Inc. was the most significant contributor to performance. The company's stock moved significantly higher behind better-than-expected results and strong growth in its cloud-computing business.

How would you characterize the fund's activity during the period?

U.S. large-cap equities experienced a challenging, volatile period. In addition to the impact from stock selection, underperformance was hurt by a number of external factors, as Brexit, global terrorist events, and investors' flight to lower-risk investments pressured the types of faster-growing stocks held in the fund. While we do not plan to make any wholesale changes to the portfolio in light of these events, we may incrementally adjust positioning at the margins. We are sticking to our investment process and opportunistically trying to take advantage of volatility by adding to the higher-quality stocks the fund already owns and that we know well, while simultaneously trimming exposure to companies that may experience a greater lingering impact from macroeconomic and political headwinds.

How was the fund positioned at the end of the period?

Although there are indications that global growth could remain uneven, we continue to believe that

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       6

a recession is unlikely given that there are unmistakable signs of improvement in certain sectors of the U.S. economy. Instead, we anticipate the type of slow but sustained economic expansion that can sometimes be quite supportive of the high-quality, consistent-growth companies in which we strive to invest. While the challenges we outlined may require time to resolve—and may test the patience of policymakers and investors—we believe corporate earnings at select companies could continue to offer stock-specific opportunities, and many stocks are currently trading at reasonable valuations. In addition, interest rate and inflation appear on track to remain at acceptable levels.

Against this backdrop, we continue to focus on our strategy of investing in all-season growth companies. Specifically, we favor those with leading market positions, seasoned management teams, and growth drivers that are not heavily reliant on the overall direction of the economy.

MANAGED BY

Larry J. Puglia, CFA, CPA On the fund since 2005 Investing since 1989

The views expressed in this report are exclusively those of Larry J. Puglia, CFA, CPA, T. Rowe Price Associates, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	0.09	13.96	8.54	92.22	127.02
Class C1	3.65	14.89	8.99	100.21	136.44
Class 1[2]	5.67	15.20	9.10	102.89	138.94
Class NAV[2]	5.74	15.26	9.16	103.38	140.18
Index 1†	12.55	14.69	7.51	98.40	106.28
Index 2†	10.54	14.74	9.11	98.88	139.03

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class 1 and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A*	Class C*	Class 1	Class NAV
Gross (%)	1.24	1.94	0.86	0.81
Net (%)	1.14	1.89	0.86	0.81

*	Expenses have been estimated for the class's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Index; Index 2 is the Russell 1000 Growth Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Blue Chip Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-06	23,644	23,644	20,628	23,903
Class 1[2]	8-31-06	23,894	23,894	20,628	23,903
Class NAV[2]	8-31-06	24,018	24,018	20,628	23,903

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Russell 1000 Growth Index is an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth expectations.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A and Class C shares were first offered on 3-27-15. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class A and Class C. Had the returns reflected Class A and Class C expenses, returns would be lower.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,111.40	$6.05	1.14%
Class C	1,000.00	1,107.00	10.01	1.89%
Class 1	1,000.00	1,112.80	4.41	0.83%
Class NAV	1,000.00	1,113.10	4.14	0.78%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.40	$5.79	1.14%
Class C	1,000.00	1,015.60	9.58	1.89%
Class 1	1,000.00	1,021.00	4.22	0.83%
Class NAV	1,000.00	1,021.20	3.96	0.78%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       11

Fund's investments

As of 8-31-16
	Shares	Value
Common stocks 99.7%		$2,679,145,039
(Cost $1,463,916,009)
Consumer discretionary 25.2%		675,672,380
Auto components 0.6%
Delphi Automotive PLC	164,200	11,602,372
Johnson Controls, Inc.	126,500	5,550,820
Automobiles 0.8%
Ferrari NV (I)	59,980	2,887,437
Tesla Motors, Inc. (I)(L)	80,964	17,165,178
Hotels, restaurants and leisure 3.0%
Carnival Corp.	20,900	999,020
Hilton Worldwide Holdings, Inc.	698,534	16,674,007
Las Vegas Sands Corp.	125,800	6,316,418
Marriott International, Inc., Class A (L)	176,185	12,567,276
MGM Resorts International (I)	563,300	13,457,237
Norwegian Cruise Line Holdings, Ltd. (I)	110,300	3,958,667
Royal Caribbean Cruises, Ltd.	164,100	11,669,151
Starbucks Corp.	179,200	10,076,416
Yum! Brands, Inc.	36,600	3,319,986
Internet and direct marketing retail 14.0%
Amazon.com, Inc. (I)	301,011	231,525,621
Ctrip.com International, Ltd., ADR (I)	202,400	9,583,640
Netflix, Inc. (I)	286,700	27,938,915
The Priceline Group, Inc. (I)	74,900	106,113,077
Media 0.9%
Charter Communications, Inc., Class A (I)	50,839	13,076,299
Comcast Corp., Class A	66,800	4,359,368
The Walt Disney Company	26,200	2,474,852
Time Warner, Inc.	54,000	4,234,140
Multiline retail 0.2%
Dollar General Corp.	88,000	6,460,080
Specialty retail 5.1%
AutoZone, Inc. (I)	17,100	12,684,780
L Brands, Inc.	2,278	173,606
Lowe's Companies, Inc.	488,200	37,376,592
O'Reilly Automotive, Inc. (I)	107,000	29,954,650
Ross Stores, Inc.	266,900	16,611,856
The Home Depot, Inc.	221,400	29,694,168
Tractor Supply Company	135,900	11,408,805
Textiles, apparel and luxury goods 0.6%
Coach, Inc.	82,500	3,149,850

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       12

	Shares	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods (continued)
Hanesbrands, Inc.	330,200	$8,763,508
NIKE, Inc., Class B	66,700	3,844,588
Consumer staples 3.2%		86,014,352
Beverages 0.6%
Constellation Brands, Inc., Class A	51,200	8,399,360
Molson Coors Brewing Company, Class B	44,700	4,573,704
Monster Beverage Corp. (I)	20,700	3,185,523
Food and staples retailing 1.8%
Costco Wholesale Corp.	35,000	5,673,150
CVS Health Corp.	146,310	13,665,354
Walgreens Boots Alliance, Inc.	369,800	29,846,558
Food products 0.4%
Mondelez International, Inc., Class A	175,800	7,914,516
The Kraft Heinz Company	28,000	2,505,720
Personal products 0.1%
The Estee Lauder Companies, Inc., Class A	21,700	1,936,291
Tobacco 0.3%
Philip Morris International, Inc.	83,200	8,314,176
Financials 7.3%		196,605,465
Banks 0.4%
Citigroup, Inc.	89,900	4,291,826
JPMorgan Chase & Co.	121,300	8,187,750
Capital markets 4.5%
Ameriprise Financial, Inc.	74,689	7,549,564
BlackRock, Inc.	15,100	5,629,431
Morgan Stanley	1,352,600	43,364,356
Northern Trust Corp.	30,111	2,125,535
State Street Corp.	295,629	20,764,981
TD Ameritrade Holding Corp.	836,500	27,491,573
The Bank of New York Mellon Corp.	203,500	8,479,845
The Charles Schwab Corp.	150,000	4,719,000
Diversified financial services 1.7%
CME Group, Inc.	36,200	3,922,270
Intercontinental Exchange, Inc.	126,520	35,681,170
S&P Global, Inc.	43,200	5,336,928
Insurance 0.7%
Aon PLC	9,500	1,057,825
Chubb, Ltd.	24,800	3,147,864
Marsh & McLennan Companies, Inc.	167,400	11,321,262
Willis Towers Watson PLC	28,500	3,534,285

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       13

	Shares	Value
Health care 21.6%		$580,375,147
Biotechnology 5.3%
Alexion Pharmaceuticals, Inc. (I)	258,700	32,559,982
Biogen, Inc. (I)	89,200	27,262,196
Celgene Corp. (I)	359,600	38,383,704
Regeneron Pharmaceuticals, Inc. (I)	1,600	628,080
Shire PLC, ADR	103,695	19,409,630
Vertex Pharmaceuticals, Inc. (I)	251,200	23,740,912
Health care equipment and supplies 5.5%
Becton, Dickinson and Company	134,500	23,834,745
Danaher Corp.	856,474	69,725,548
DENTSPLY SIRONA, Inc.	20,200	1,241,492
Intuitive Surgical, Inc. (I)	38,800	26,633,096
Medtronic PLC	29,650	2,580,440
Stryker Corp.	210,021	24,291,029
Health care providers and services 5.5%
Aetna, Inc.	253,360	29,673,523
Anthem, Inc.	36,300	4,540,404
Cardinal Health, Inc.	67,600	5,385,692
Centene Corp. (I)	29,700	2,028,213
Cigna Corp.	61,900	7,939,294
Henry Schein, Inc. (I)	16,900	2,768,051
Humana, Inc.	78,400	14,010,864
McKesson Corp.	180,800	33,379,296
UnitedHealth Group, Inc.	346,200	47,100,510
Life sciences tools and services 1.6%
Agilent Technologies, Inc.	56,700	2,663,766
Thermo Fisher Scientific, Inc.	259,600	39,508,524
Pharmaceuticals 3.7%
Allergan PLC (I)	188,773	44,274,819
Bristol-Myers Squibb Company	458,000	26,284,620
Eli Lilly & Company	188,000	14,617,000
Merck & Company, Inc.	51,300	3,221,127
Pfizer, Inc.	79,600	2,770,080
Zoetis, Inc.	194,100	9,918,510
Industrials 7.7%		207,209,854
Aerospace and defense 1.7%
Northrop Grumman Corp.	33,100	7,019,517
Raytheon Company	29,400	4,119,822
Rockwell Collins, Inc.	15,300	1,280,457
Textron, Inc.	101,000	4,125,850
The Boeing Company	230,500	29,838,225

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       14

	Shares	Value
Industrials (continued)
Air freight and logistics 0.7%
FedEx Corp.	115,000	$18,966,950
Airlines 2.4%
Alaska Air Group, Inc.	187,800	12,682,134
American Airlines Group, Inc.	1,005,000	36,481,500
Delta Air Lines, Inc.	132,400	4,865,700
United Continental Holdings, Inc. (I)	180,800	9,114,128
Industrial conglomerates 0.3%
Roper Technologies, Inc.	48,500	8,611,175
Machinery 1.1%
Fortive Corp.	424,537	22,360,364
Pentair PLC	64,500	4,131,225
Wabtec Corp.	45,800	3,508,738
Professional services 0.1%
IHS Markit, Ltd. (I)	84,647	3,159,026
Road and rail 1.4%
Canadian Pacific Railway, Ltd.	128,600	19,689,946
J.B. Hunt Transport Services, Inc.	71,300	5,660,507
Kansas City Southern	93,800	9,072,336
Norfolk Southern Corp.	5,700	535,230
Union Pacific Corp.	20,800	1,987,024
Information technology 32.0%		859,986,434
Internet software and services 15.8%
Alibaba Group Holding, Ltd., ADR (I)	530,844	51,592,728
Alphabet, Inc., Class A (I)	87,784	69,336,192
Alphabet, Inc., Class C (I)	153,029	117,380,894
Baidu, Inc., ADR (I)	44,600	7,629,722
Facebook, Inc., Class A (I)	1,062,665	134,023,310
Tencent Holdings, Ltd.	1,709,200	44,293,715
IT services 7.3%
Cognizant Technology Solutions Corp., Class A (I)	6,200	356,128
Fidelity National Information Services, Inc.	88,100	6,988,973
Fiserv, Inc. (I)	254,000	26,174,700
FleetCor Technologies, Inc. (I)	22,100	3,628,820
MasterCard, Inc., Class A	709,100	68,520,333
PayPal Holdings, Inc. (I)	299,800	11,137,570
Visa, Inc., Class A	996,500	80,616,850
Semiconductors and semiconductor equipment 1.5%
Broadcom, Ltd.	84,600	14,925,132
NXP Semiconductors NV (I)	274,138	24,129,627
Software 6.6%
Activision Blizzard, Inc.	22,900	947,373

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       15

			Shares	Value
Information technology (continued)
Software (continued)
	Electronic Arts, Inc. (I)		168,600	$13,695,378
	Intuit, Inc.		16,600	1,850,070
	Microsoft Corp.		1,323,600	76,054,056
	Red Hat, Inc. (I)		169,603	12,377,627
	salesforce.com, Inc. (I)		574,900	45,658,558
	ServiceNow, Inc. (I)		291,700	21,197,839
	Workday, Inc., Class A (I)		77,100	6,537,309
Technology hardware, storage and peripherals 0.8%
	Apple, Inc.		197,300	20,933,530
Materials 0.7%				19,312,729
Chemicals 0.5%
	Ashland, Inc.		28,500	3,336,780
	E.I. du Pont de Nemours & Company		21,900	1,524,240
	Ecolab, Inc.		24,500	3,014,725
	PPG Industries, Inc.		2,000	211,760
	The Sherwin-Williams Company		23,600	6,695,556
Containers and packaging 0.2%
	Ball Corp.		57,200	4,529,668
Real estate 2.0%				53,968,678
Equity real estate investment trusts 2.0%
	American Tower Corp.		450,962	51,130,073
	Equinix, Inc.		7,700	2,838,605
	Yield (%)		Shares	Value
Securities lending collateral 1.0%				$26,279,567
(Cost $26,277,260)
John Hancock Collateral Trust (W)	0.6375(Y	)	2,626,328	26,279,567
Short-term investments 0.4%
(Cost $11,281,746)
Money market funds 0.4%				11,281,746
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2582(Y	)	500,000	500,000
T. Rowe Price Prime Reserve Fund	0.3220(Y	)	10,781,746	10,781,746
Total investments (Cost $1,501,475,015)† 101.1%				$2,716,706,352
Other assets and liabilities, net (1.1%)				($30,264,479)
Total net assets 100.0%				$2,686,441,873

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       16

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $1,514,622,211. Net unrealized appreciation aggregated to $1,202,084,141, of which $1,222,393,118 related to appreciated investment securities and $20,308,977 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Unaffiliated investments, at value (Cost $1,475,197,755) including $25,760,633 of securities loaned	$2,690,426,785
Affiliated investments, at value (Cost $26,277,260)	26,279,567
Total investments, at value (Cost $1,501,475,015)	2,716,706,352
Receivable for investments sold	9,425,471
Receivable for fund shares sold	751,726
Dividends and interest receivable	1,817,631
Receivable for securities lending income	169,579
Receivable due from advisor	483
Other receivables and prepaid expenses	46,724
Total assets	2,728,917,966
Liabilities
Payable for investments purchased	10,546,550
Payable for fund shares repurchased	5,415,508
Payable upon return of securities loaned	26,296,990
Payable to affiliates
Accounting and legal services fees	32,615
Transfer agent fees	27,975
Other liabilities and accrued expenses	156,455
Total liabilities	42,476,093
Net assets	$2,686,441,873
Net assets consist of
Paid-in capital	$1,378,412,085
Accumulated distributions in excess of net investment income	(120,564)
Accumulated net realized gain (loss) on investments and foreign currency transactions	92,919,468
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,215,230,884
Net assets	$2,686,441,873

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($221,924,621 ÷ 6,864,279 shares)[1]	$32.33
Class C ($35,934,726 ÷ 1,124,222 shares)[1]	$31.96
Class 1 ($1,064,527,487 ÷ 32,794,443 shares)	$32.46
Class NAV ($1,364,055,039 ÷ 41,999,488 shares)	$32.48
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$34.03

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       18

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Dividends	$20,342,975
Securities lending	576,748
Interest	38,344
Less foreign taxes withheld	(19,195)
Total investment income	20,938,872
Expenses
Investment management fees	20,299,555
Distribution and service fees	1,224,906
Accounting and legal services fees	340,864
Transfer agent fees	222,165
Trustees' fees	45,139
State registration fees	63,601
Printing and postage	40,766
Professional fees	109,520
Custodian fees	287,660
Registration and filing fees	55,714
Other	41,007
Total expenses	22,730,897
Less expense reductions	(1,087,369)
Net expenses	21,643,528
Net investment loss	(704,656)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	145,570,040
Affiliated investments	416
145,570,456
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	7,221,025
Affiliated investments	2,003
7,223,028
Net realized and unrealized gain	152,793,484
Increase in net assets from operations	$152,088,828

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	($704,656)	$1,029,846
Net realized gain	145,570,456	310,218,174
Change in net unrealized appreciation (depreciation)	7,223,028	(113,860,385)
Increase in net assets resulting from operations	152,088,828	197,387,635
Distributions to shareholders
From net investment income
Class 1	(224,020)	—
Class NAV	(782,262)	—
From net realized gain
Class A	(14,015,020)	—
Class C	(2,691,511)	—
Class 1	(124,385,749)	(89,609,449)
Class NAV	(171,780,628)	(178,952,929)
Total distributions	(313,879,190)	(268,562,378)
From fund share transactions	321,279,354	(143,687,323)
Total increase (decrease)	159,488,992	(214,862,066)
Net assets
Beginning of year	2,526,952,881	2,741,814,947
End of year	$2,686,441,873	$2,526,952,881
Undistributed (accumulated distributions in excess of) net investment income	($120,564)	$1,005,051

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       20

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$34.71	$34.99
Net investment loss[2]	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	2.01	(0.21)
Total from investment operations	1.91	(0.28)
Less distributions
From net realized gain	(4.29)	—
Total distributions	(4.29)	—
Net asset value, end of period	$32.33	$34.71
Total return (%)[3,4]	5.37	(0.80	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$222	$46
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.24	[6]
Expenses including reductions	1.14	1.14	[6]
Net investment loss	(0.31)	(0.44	) [6]
Portfolio turnover (%)	34	31	[7]

1	The inception date for Class A shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       21

Class C Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$34.60	$34.99
Net investment loss[2]	(0.33)	(0.18)
Net realized and unrealized gain (loss) on investments	1.98	(0.21)
Total from investment operations	1.65	(0.39)
Less distributions
From net investment income	—	—
From net realized gain	(4.29)	—
Total distributions	(4.29)	—
Net asset value, end of period	$31.96	$34.60
Total return (%)[3,4]	4.57	(1.11	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$36	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	1.94	[6]
Expenses including reductions	1.89	1.89	[6]
Net investment loss	(1.06)	(1.19	) [6]
Portfolio turnover (%)	34	31	[7]

1	The inception date for Class C shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       22

Class 1 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$34.75	$35.98	$28.74	$24.09	$20.63
Net investment income (loss)[1]	(0.01)	— [2]	(0.03)	0.05	0.03
Net realized and unrealized gain on investments	2.02	2.44	8.04	4.66	3.45
Total from investment operations	2.01	2.44	8.01	4.71	3.48
Less distributions
From net investment income	(0.01)	—	—	(0.06)	(0.02)
From net realized gain	(4.29)	(3.67)	(0.77)	—	—
Total distributions	(4.30)	(3.67)	(0.77)	(0.06)	(0.02)
Net asset value, end of period	$32.46	$34.75	$35.98	$28.74	$24.09
Total return (%)[3]	5.67	7.25	28.06	19.62	16.87
Ratios and supplemental data
Net assets, end of period (in millions)	$1,065	$969	$888	$696	$606
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.86	0.86	0.86	0.86
Expenses including reductions	0.83	0.82	0.83	0.83	0.83
Net investment income (loss)	(0.03)	0.01	(0.08)	0.18	0.12
Portfolio turnover (%)	34	31	33	33	27

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       23

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$34.76	$35.97	$28.72	$24.07	$20.62
Net investment income (loss)[1]	0.01	0.02	(0.01)	0.06	0.04
Net realized and unrealized gain on investments	2.02	2.44	8.03	4.67	3.44
Total from investment operations	2.03	2.46	8.02	4.73	3.48
Less distributions
From net investment income	(0.02)	—	—	(0.08)	(0.03)
From net realized gain	(4.29)	(3.67)	(0.77)	—	—
Total distributions	(4.31)	(3.67)	(0.77)	(0.08)	(0.03)
Net asset value, end of period	$32.48	$34.76	$35.97	$28.72	$24.07
Total return (%)[2]	5.74	7.31	28.11	19.69	16.89
Ratios and supplemental data
Net assets, end of period (in millions)	$1,364	$1,501	$1,854	$1,551	$1,559
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.81	0.81	0.81	0.81
Expenses including reductions	0.78	0.77	0.78	0.78	0.78
Net investment income (loss)	0.02	0.06	(0.04)	0.24	0.17
Portfolio turnover (%)	34	31	33	33	27

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Blue Chip Growth Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to provide long-term growth of capital. Current income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       25

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$675,672,380	$675,672,380	—	—
Consumer staples	86,014,352	86,014,352	—	—
Financials	196,605,465	196,605,465	—	—
Health care	580,375,147	580,375,147	—	—
Industrials	207,209,854	207,209,854	—	—
Information technology	859,986,434	815,692,719	$44,293,715	—
Materials	19,312,729	19,312,729	—	—
Real estate	53,968,678	53,968,678	—	—
Securities lending collateral	26,279,567	26,279,567	—	—
Short-term investments	11,281,746	11,281,746	—	—
Total investments in securities	$2,716,706,352	$2,672,412,637	$44,293,715	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2016, the fund loaned common stocks valued at $25,760,633 and received $26,296,990 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       26

in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016, were $6,849.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, ordinary late year losses of $120,564 as of August 31, 2016, are treated as occurring on September 1, 2016, the first day of the fund's next taxable year.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary income	$17,375,048	$7,436,336

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       27

	August 31, 2016	August 31, 2015
Long-term capital gains	296,504,142	261,126,042
Total	$313,879,190	$268,562,378

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earning on a tax basis consisted of $106,066,664 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis, to the sum of: a) 0.825% of the first $1 billion of the fund's aggregate net assets and b) 0.775% of the fund's aggregate net assets in excess of $1 billion. Aggregate net assets generally include the net assets of the fund and other funds identified in the advisory agreement. However, when aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for the day is 0.800% of the first $1 billion of aggregate net assets. The Advisor has a subadvisory agreement with T. Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to each of Class A and Class C shares in an amount equal to the amount by which the expenses of Class A and Class C shares, as applicable, exceed 1.14% and 1.89%, respectively, of the average net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of Class A and Class C shares" means all expenses of the applicable class (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, underlying fund expenses (acquired fund fees), litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and short dividend expense. This agreement expires December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average net assets (on an annualized basis) of the fund. For purposes of this agreement, "expenses of the fund" means all the expenses of the fund,

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       28

excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The Advisor has voluntarily agreed to waive a portion of its management fees for this fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T. Rowe Price Associates, Inc. This voluntary expense reimbursement may be terminated at any time.

The expense reductions described above amounted to the following for the year ended August 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$165,778	Class 1	$383,395
Class C	15,754	Total	$1,087,369
Class NAV	522,442

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.74% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,753,200 for the year ended August 31, 2016. Of this amount, $501,476 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,239,167 was paid as sales commissions to broker-dealers and $12,557 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $2,716 and $21,635 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       29

Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$449,536	$189,027
Class C	262,782	33,138
Class 1	512,588	—
Total	$1,224,906	$222,165

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest expense
Lender	$14,151,241	1	0.70%	$275

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	6,401,198	$206,077,638	1,373,441	$49,163,577
Distributions reinvested	429,034	14,007,951	—	—
Repurchased	(1,304,197)	(40,953,133)	(35,197)	(1,253,805)
Net increase	5,526,035	$179,132,456	1,338,244	$47,909,772
Class C shares[1]
Sold	1,084,019	$34,758,063	288,620	$10,333,508
Distributions reinvested	82,730	2,684,595	—	—
Repurchased	(322,942)	(9,960,297)	(8,205)	(284,704)
Net increase	843,807	$27,482,361	280,415	$10,048,804
Class 1 shares
Sold	3,549,213	$116,360,286	2,117,356	$74,944,863
Distributions reinvested	3,809,531	124,609,769	2,699,893	89,609,449
Repurchased	(2,458,201)	(78,069,787)	(1,600,674)	(55,907,971)
Net increase	4,900,543	$162,900,268	3,216,575	$108,646,341

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       30

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	427,829	$13,351,289	229,244	$7,853,890
Distributions reinvested	5,273,927	172,562,890	5,391,773	178,952,929
Repurchased	(6,894,814)	(234,149,910)	(13,970,326)	(497,099,059)
Net decrease	(1,193,058)	($48,235,731)	(8,349,309)	($310,292,240)
Total net increase (decrease)	10,077,327	$321,279,354	(3,514,075)	($143,687,323)

1 The inception date for Class A and Class C shares is 3-27-15.

Affiliates of the fund owned 100% and 100% shares of beneficial interest of Class 1 and Class NAV, respectively, on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $883,628,329 and $875,363,826, respectively, for the year ended August 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 50.8% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Lifestyle Growth Fund	18.9%
John Hancock Funds II Lifestyle Balanced Fund	14.7%
John Hancock Funds II Lifestyle Aggressive Fund	7.2%

Note 9 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016, the fund engaged in sales amounting to $1,762,412.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       31

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Blue Chip Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Blue Chip Growth Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       32

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $296,504,142 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       33

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Blue Chip Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       34

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board noted the fund's favorable performance relative to the benchmark index and to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark index and peer group average.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       35

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       36

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       37

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance has generally been in line with or outperformed the historical performance of the fund's benchmark index and peer group average;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       38

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       42

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       43

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

T. Rowe Price Associates, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Blue Chip Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318203	457A 8/16 10/16

John Hancock

Equity Income Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equity investors. Major indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index all went on to hit new all-time highs in August. Overall economic growth remains sluggish, but consumer spending and employment gains have been supportive of a continued stock market advance.

One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. At the top of many investors' minds has been the potential for additional interest-rate increases by the U.S. Federal Reserve in keeping with the health of the underlying economy. The U.K.'s vote in late June to leave the European Union (Brexit) and the upcoming U.S. election have also added uncertainty.

It is prudent to expect continued market volatility as this dynamic environment plays out. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Equity Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
18	Financial statements
21	Financial highlights
25	Notes to financial statements
34	Auditor's report
35	Tax information
36	Continuation of investment advisory and subadvisory agreements
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide substantial dividend income and also long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 3-27-15. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class A. Had the returns reflected Class A expenses, returns would be lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. equities gained ground during the reporting period

Despite a wide range of adverse headlines and two significant selloffs, both the Russell 1000 Value Index and the S&P 500 Index registered robust, double-digit gains.

The fund underperformed the indexes

Although the fund produced a positive absolute return, it trailed its benchmark.

Stock selection detracted, but sector allocations modestly helped performance

Stock selection, especially in the financials and telecommunications services sectors, was among the causes of the fund's shortfall.

SECTOR COMPOSITION AS OF 8/31/16 (%)

A note about risks

Large company stocks could fall out of favor. Value stocks may not increase in price as anticipated or may decline further in value. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager John D. Linehan, CFA, T. Rowe Price Associates, Inc.

John D. Linehan, CFA
Portfolio Manager
T. Rowe Price

Can you describe the market environment of the past 12 months ended August 31, 2016?

U.S. equities traded higher despite bouts of volatility related to global economic and geopolitical concerns. Stocks advanced early in the period as investors shook off fears of a slowdown in Chinese manufacturing. However, worries about middling global growth and a renewed fall in oil prices caused stocks to decline at the start of 2016. The market soon rebounded even as oil prices continued to fall, suggesting that equities had begun to decouple from oil. In addition, stock prices were boosted by announcements of aggressive monetary stimulus programs by the European Central Bank and the Bank of Japan. Investors were further encouraged by growing evidence that the U.S. Federal Reserve (Fed) would maintain its gradual approach to raising interest rates. While the U.S. market plunged in late June following the U.K.'s vote to leave the European Union (Brexit), it quickly recovered its losses and moved to all-time highs in late August.

In this environment, the fund's benchmark—the Russell 1000 Value Index—posted a return of 12.92%, with every sector advancing. The information technology and telecommunications services sectors gained the most, followed by industrials, materials, and utilities. In contrast, the consumer discretionary sector produced the smallest gain.

What factors influenced fund performance?

The fund generated a gain of 11.72%, but it underperformed its benchmark. Sector allocations had a positive effect on fund performance, while stock selection detracted.

The fund's stock selection in financials was the leading detractor from results. Shares of Royal Bank of Scotland Group PLC declined on news of additional provisions related to U.S. residential mortgage-backed securities litigation, a significant pension charge due to a change in international

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       4

"Much of the period was characterized by volatility, driven by geopolitical and economic uncertainty."
accounting standards, and the Brexit vote. MetLife, Inc. and American Express Company also detracted from returns within financials.

Stock selection in the telecommunication services sector also hindered relative performance, offsetting the benefit of having an overweight allocation in the group. Telefonica SA, which is based in Spain, underperformed amid worries about its elevated debt, news that the European Commission rejected the company's divestment of its mobile operator O2 due to antitrust concerns, and increased macroeconomic uncertainty following the Brexit vote. We reduced the position during the period, but we still believe there is value in the company.

An underweight in the consumer staples sector further detracted from results, as did investments in Macy's Inc. and The Boeing Company.

Stock selection in the information technology sector, particularly within the semiconductor industry, was the leading contributor to relative performance. Applied Materials, Inc. benefited from strong demand in China, as well as from a surge in new orders that was driven by higher spending on memory chips for mobile devices and displays. While we reduced the position in order to capitalize on this rally, we believe the company can continue to benefit from rising demand for semiconductor capital equipment. In addition, the transition of smartphones to the next generation of memory and display technology may provide a boost to the company's revenues.

The fund's stock selection in the energy sector, in combination with a modestly underweight position in this underperforming group, was an additional source of strength. Shares of Canadian Natural Resources, Ltd. traded higher due to the recovery in oil prices, its favorable earnings guidance, and further reductions to its capital spending plans. Stock selection and an above-benchmark weighting in the utilities sector added value, as well. Outside of energy, other leading contributors to fund performance included Mattel, Inc., Texas Instruments, Inc., and Illinois Tool Works, Inc.

How would you describe the fund's portfolio activity during the past 12 months?

Much of the period was characterized by volatility, driven by geopolitical and economic uncertainty. Overall valuations remained elevated, which allowed us to sell some positions on strength. We also

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       5

"... the crosscurrents in the market continued to provide us with the latitude to purchase quality companies at relatively attractive valuations."
identified opportunities to purchase shares of select companies during times of weaker market performance.

We made the largest addition to the healthcare sector, followed by utilities. At the individual stock level, some of our notable purchases included Morgan Stanley, Total SA, Citigroup, Inc., Ameriprise Financial, Inc., and Anthem, Inc. We believe all of these companies feature a compelling risk/reward profile, as well as strong brands, franchises, or assets that we identified as undervalued.

We made the largest reductions in the consumer discretionary and industrials sectors. Among individual holdings, noteworthy sales included AT&T, Inc. and Duke Energy Corp. Both stocks performed well for the fund, and we elected to sell into strength. AT&T, for its part, is a low-growth business that we believe could face significant headwinds from rising competition in the coming years, while Duke Energy is facing secular growth challenges. We redeployed the proceeds of these sales into more attractive investment opportunities.

How was the fund positioned at the close of the period?

Our expectation was that ongoing uncertainty about geopolitical developments could lead to increased volatility and more modest returns for equities. The U.S. labor market and housing sector

TOP 10 HOLDINGS AS OF 8/31/16 (%)

JPMorgan Chase & Co.	3.2
Exxon Mobil Corp.	2.5
Pfizer, Inc.	2.2
General Electric Company	2.1
Microsoft Corp.	2.1
The Boeing Company	1.8
Johnson & Johnson	1.8
Morgan Stanley	1.7
Royal Dutch Shell PLC, ADR, Class A	1.6
Verizon Communications, Inc.	1.6
TOTAL	20.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       6

continued to strengthen, but questions about the pace of earnings growth, the impact of a stronger U.S. dollar, the timing of the Fed's next rate hike, and China's efforts to manage its financial system all represented potential headwinds. Overall valuations were slightly above historical averages, and we saw them as being particularly stretched in traditionally defensive sectors. With this as the backdrop, we found more opportunities to sell than to buy. However, the crosscurrents in the market continued to provide us with the latitude to purchase quality companies at relatively attractive valuations.

As always, we employed a disciplined strategy based on bottom-up, fundamental research and individual stock selection. We maintained a focus on investing in attractively priced, well-managed companies with strong brands and solid competitive and financial positions. In most cases, we also sought stocks with above-average dividend yields. However, given the potential for a more challenging environment, we believed it was appropriate to employ a cautious approach.

MANAGED BY

John D. Linehan, CFA On the fund since 2015 Investing since 1987

The views expressed in this report are exclusively those of John D. Linehan, CFA, T. Rowe Price Associates, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 8-31-16	as of 8-31-16
Class A2	6.12	10.64	5.28	65.82	67.31	1.60	1.51
Class C2	9.89	11.54	5.71	72.66	74.23	0.94	0.90
Class 1[3]	12.06	11.83	5.82	74.93	76.03	1.99	1.96
Class NAV[3]	12.13	11.89	5.87	75.35	76.94	2.04	2.01
Index 1†	12.92	14.39	6.08	95.83	80.52	—	—
Index 2†	12.55	14.69	7.51	98.40	106.28	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class1 and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class 1	Class NAV
Gross (%)	1.22	1.92	0.84	0.79
Net (%)	1.15	1.90	0.84	0.79

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Equity Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	8-31-06	17,423	17,423	18,052	20,628
Class 1[3]	8-31-06	17,603	17,603	18,052	20,628
Class NAV[3]	8-31-06	17,694	17,694	18,052	20,628

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Class A and Class C shares were first offered on 3-27-15. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class A and Class C. Had the returns reflected Class A and Class C expenses, returns would be lower.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,154.60	$6.12	1.13%
Class C	1,000.00	1,150.90	10.22	1.89%
Class 1	1,000.00	1,156.30	4.34	0.80%
Class NAV	1,000.00	1,156.80	4.07	0.75%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.50	$5.74	1.13%
Class C	1,000.00	1,015.60	9.58	1.89%
Class 1	1,000.00	1,021.10	4.06	0.80%
Class NAV	1,000.00	1,021.40	3.81	0.75%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       11

Fund's investments

As of 8-31-16
	Shares	Value
Common stocks 97.5%		$1,734,720,772
(Cost $1,434,353,901)
Consumer discretionary 9.2%		162,765,994
Auto components 0.6%
Johnson Controls, Inc.	232,100	10,184,548
Automobiles 0.5%
General Motors Company	247,439	7,898,253
Hotels, restaurants and leisure 1.7%
Carnival Corp.	244,700	11,696,660
Las Vegas Sands Corp.	360,400	18,095,684
Leisure products 1.1%
Mattel, Inc.	597,900	19,808,427
Media 3.8%
Comcast Corp., Class A	319,200	20,830,992
News Corp., Class A	1,109,800	15,603,788
The Walt Disney Company	101,700	9,606,582
Time Warner, Inc.	26,366	2,067,358
Twenty-First Century Fox, Inc., Class B	817,000	20,302,450
Multiline retail 1.4%
Kohl's Corp.	345,900	15,351,042
Macy's, Inc.	264,100	9,555,138
Specialty retail 0.1%
Staples, Inc.	206,200	1,765,072
Consumer staples 5.0%		89,202,085
Beverages 1.8%
Diageo PLC	392,544	10,879,324
PepsiCo, Inc.	192,200	20,517,350
Food and staples retailing 0.9%
Wal-Mart Stores, Inc.	224,400	16,031,138
Food products 1.9%
Archer-Daniels-Midland Company	495,100	21,665,576
Kellogg Company	124,200	10,210,482
McCormick & Company, Inc., Non-Voting Shares	17,700	1,804,692
Personal products 0.2%
Avon Products, Inc.	716,900	4,086,330
Tobacco 0.2%
Philip Morris International, Inc.	40,100	4,007,193
Energy 10.7%		189,627,187
Oil, gas and consumable fuels 10.7%
Anadarko Petroleum Corp.	28,336	1,515,126
Apache Corp.	291,900	14,507,430

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       12

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Canadian Natural Resources, Ltd.	626,700	$19,459,035
Chevron Corp.	177,760	17,879,101
EQT Corp.	72,760	5,202,340
Exxon Mobil Corp.	518,724	45,201,609
Hess Corp.	307,300	16,686,390
Occidental Petroleum Corp.	176,200	13,540,970
PrairieSky Royalty, Ltd. (L)	13,754	269,542
Royal Dutch Shell PLC, ADR, Class A	579,700	28,347,330
Targa Resources Corp.	28,300	1,233,314
TOTAL SA, ADR	540,000	25,785,000
Financials 22.0%		391,218,170
Banks 9.0%
Bank of America Corp.	1,111,522	17,939,965
Citigroup, Inc.	462,600	22,084,524
Fifth Third Bancorp	597,200	12,039,552
JPMorgan Chase & Co.	832,914	56,221,695
KeyCorp	474,000	5,953,440
Royal Bank of Scotland Group PLC (I)	2,772,871	7,340,650
The PNC Financial Services Group, Inc.	138,600	12,487,860
U.S. Bancorp	116,600	5,147,890
Wells Fargo & Company	428,100	21,747,480
Capital markets 6.6%
Ameriprise Financial, Inc.	221,000	22,338,680
Morgan Stanley	956,400	30,662,184
Northern Trust Corp.	314,200	22,179,378
Och-Ziff Capital Management Group LLC, Class A	525,200	2,032,524
State Street Corp.	347,900	24,436,496
The Bank of New York Mellon Corp.	365,900	15,247,053
Consumer finance 1.3%
American Express Company	355,700	23,326,806
Insurance 5.1%
Chubb, Ltd.	25,904	3,287,995
Loews Corp.	665,200	27,845,272
Marsh & McLennan Companies, Inc.	319,600	21,614,548
MetLife, Inc.	600,100	26,044,340
Willis Towers Watson PLC	51,082	6,334,679
XL Group, Ltd.	143,300	4,905,159
Health care 9.1%		162,636,822
Biotechnology 0.5%
Gilead Sciences, Inc.	117,900	9,241,002
Health care equipment and supplies 1.1%
Becton, Dickinson and Company	77,800	13,786,938
Medtronic PLC	60,500	5,265,315

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       13

	Shares	Value
Health care (continued)
Health care providers and services 1.1%
Anthem, Inc.	162,092	$20,274,467
Pharmaceuticals 6.4%
Bristol-Myers Squibb Company	251,400	14,427,846
GlaxoSmithKline PLC	509,472	10,966,502
Johnson & Johnson	272,600	32,532,084
Merck & Company, Inc.	275,400	17,292,366
Pfizer, Inc.	1,116,388	38,850,302
Industrials 12.9%		230,388,815
Aerospace and defense 2.1%
The Boeing Company	253,200	32,776,740
United Technologies Corp.	40,600	4,321,058
Air freight and logistics 0.9%
United Parcel Service, Inc., Class B	148,000	16,164,560
Airlines 0.3%
Southwest Airlines Company	137,500	5,071,000
Commercial services and supplies 1.4%
Tyco International PLC	571,900	24,980,592
Electrical equipment 1.0%
Emerson Electric Company	328,700	17,315,916
Industrial conglomerates 2.1%
General Electric Company	1,229,900	38,422,076
Machinery 3.9%
Cummins, Inc.	88,000	11,053,680
Deere & Company	186,000	15,726,300
Flowserve Corp.	187,399	9,064,490
Illinois Tool Works, Inc.	180,300	21,428,655
Pentair PLC	187,600	12,015,780
Road and rail 1.2%
Canadian Pacific Railway, Ltd.	39,600	6,063,156
Norfolk Southern Corp.	10,100	948,390
Union Pacific Corp.	157,400	15,036,422
Information technology 11.0%		196,461,418
Communications equipment 2.6%
Cisco Systems, Inc.	712,000	22,385,280
Harris Corp.	265,786	24,712,782
Electronic equipment, instruments and components 0.4%
TE Connectivity, Ltd.	105,100	6,681,207
Semiconductors and semiconductor equipment 4.6%
Analog Devices, Inc.	230,500	14,420,080
Applied Materials, Inc.	784,600	23,412,464
QUALCOMM, Inc.	365,900	23,077,313
Texas Instruments, Inc.	303,200	21,084,528

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       14

	Shares	Value
Information technology (continued)
Software 2.3%
CA, Inc.	92,500	$3,136,675
Microsoft Corp.	651,700	37,446,682
Technology hardware, storage and peripherals 1.1%
Apple, Inc.	61,000	6,472,100
Western Digital Corp.	292,100	13,632,307
Materials 4.9%		87,351,668
Chemicals 2.1%
CF Industries Holdings, Inc.	401,400	10,436,400
E.I. du Pont de Nemours & Company	391,200	27,227,520
Construction materials 0.8%
Vulcan Materials Company	122,700	13,971,849
Containers and packaging 1.4%
International Paper Company	446,825	21,666,544
WestRock Company	56,326	2,698,015
Metals and mining 0.6%
Nucor Corp.	234,000	11,351,340
Real estate 1.9%		34,348,843
Equity real estate investment trusts 1.9%
Equity Residential	95,000	6,162,650
Rayonier, Inc.	415,500	11,438,715
The Macerich Company	12,100	990,869
Weyerhaeuser Company	494,713	15,756,609
Telecommunication services 2.8%		49,189,271
Diversified telecommunication services 2.4%
CenturyLink, Inc.	309,898	8,615,164
Telefonica SA	637,628	6,433,545
Verizon Communications, Inc.	536,777	28,089,540
Wireless telecommunication services 0.4%
Vodafone Group PLC	2,005,209	6,051,022
Utilities 8.0%		141,530,499
Electric utilities 5.7%
Edison International	226,300	16,456,537
Entergy Corp.	213,700	16,711,340
Exelon Corp.	421,600	14,334,400
FirstEnergy Corp.	502,475	16,446,007
PG&E Corp.	373,900	23,159,366
Xcel Energy, Inc.	340,100	14,066,536
Independent power and renewable electricity producers 1.1%
AES Corp.	1,622,500	19,583,575
Multi-utilities 1.2%
NiSource, Inc.	867,700	20,772,738

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       15

			Shares	Value
Preferred securities 0.5%				$8,764,765
(Cost $8,662,849)
Utilities 0.5%				8,764,765
Electric utilities 0.5%
NextEra Energy, Inc., 6.123%			177,245	8,764,765
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 0.2%				$3,855,915
(Cost $3,447,484)
Health care 0.0%				804,915
Pharmaceuticals 0.0%
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	558,000	491,040
Valeant Pharmaceuticals International, Inc. (S)	6.375	10-15-20	150,000	143,250
Valeant Pharmaceuticals International, Inc. (S)	7.000	10-01-20	175,000	170,625
Information technology 0.2%				3,051,000
Technology hardware, storage and peripherals 0.2%
Western Digital Corp. (S)	10.500	04-01-24	2,700,000	3,051,000
		Yield (%)	Shares	Value
Securities lending collateral 0.0%				$248,997
(Cost $249,000)
John Hancock Collateral Trust (W)		0.6375(Y)	24,884	248,997
Short-term investments 1.6%				$29,308,458
(Cost $29,308,458)
Money market funds 1.6%				29,308,458
State Street Institutional U.S. Government Money Market Fund, Premier Class		0.2582(Y)	1,015,668	1,015,668
T. Rowe Price Prime Reserve Fund		0.3220(Y)	28,292,790	28,292,790
Total investments (Cost $1,476,021,692)† 99.8%				$1,776,898,907
Other assets and liabilities, net 0.2%				$2,966,819
Total net assets 100.0%				$1,779,865,726

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       16

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $1,491,101,220. Net unrealized appreciation aggregated to $285,797,687, of which $341,596,921 related to appreciated investment securities and $55,799,234 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Unaffiliated investments, at value (Cost $1,475,772,692) including $237,102 of securities loaned	$1,776,649,910
Affiliated investments, at value (Cost $249,000)	248,997
Total investments, at value (Cost $1,476,021,692)	1,776,898,907
Foreign currency, at value (Cost $31)	31
Receivable for fund shares sold	108,614
Dividends and interest receivable	5,876,347
Receivable for securities lending income	58,009
Receivable due from advisor	27
Other receivables and prepaid expenses	25,952
Total assets	1,782,967,887
Liabilities
Payable for fund shares repurchased	2,714,302
Payable upon return of securities loaned	249,000
Payable to affiliates
Accounting and legal services fees	21,560
Transfer agent fees	2,494
Other liabilities and accrued expenses	114,805
Total liabilities	3,102,161
Net assets	$1,779,865,726
Net assets consist of
Paid-in capital	$1,457,795,643
Undistributed net investment income	9,336,855
Accumulated net realized gain (loss) on investments and foreign currency transactions	11,852,006
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	300,881,222
Net assets	$1,779,865,726

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($22,288,827 ÷ 1,204,854 shares)[1]	$18.50
Class C ($2,125,249 ÷ 114,747 shares)[1]	$18.52
Class 1 ($270,616,175 ÷ 14,617,669 shares)	$18.51
Class NAV ($1,484,835,475 ÷ 80,284,747 shares)	$18.49
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$19.47

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       18

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Dividends	$53,091,789
Interest	2,390,056
Securities lending	314,045
Less foreign taxes withheld	(564,919)
Total investment income	55,230,971
Expenses
Investment management fees	13,546,177
Distribution and service fees	179,267
Accounting and legal services fees	233,458
Transfer agent fees	15,191
Trustees' fees	31,175
State registration fees	27,857
Printing and postage	19,065
Professional fees	111,910
Custodian fees	176,732
Registration and filing fees	43,366
Other	31,710
Total expenses	14,415,908
Less expense reductions	(639,583)
Net expenses	13,776,325
Net investment income	41,454,646
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	71,172,199
Affiliated investments	3,259
71,175,458
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	90,538,672
Affiliated investments	21
90,538,693
Net realized and unrealized gain	161,714,151
Increase in net assets from operations	$203,168,797

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$41,454,646	$37,102,464
Net realized gain	71,175,458	125,717,101
Change in net unrealized appreciation (depreciation)	90,538,693	(306,427,031)
Increase (decrease) in net assets resulting from operations	203,168,797	(143,607,466)
Distributions to shareholders
From net investment income
Class A	(187,365)	(9,138)
Class C	(8,416)	(588)
Class 1	(5,902,537)	(8,718,963)
Class NAV	(32,690,078)	(44,851,645)
From net realized gain
Class A	(640,270)	—
Class C	(44,245)	—
Class 1	(23,149,313)	(19,077,578)
Class NAV	(127,779,451)	(94,345,432)
Total distributions	(190,401,675)	(167,003,344)
From fund share transactions	(87,414,441)	27,807,171
Total decrease	(74,647,319)	(282,803,639)
Net assets
Beginning of year	1,854,513,045	2,137,316,684
End of year	$1,779,865,726	$1,854,513,045
Undistributed net investment income	$9,336,855	$6,830,986

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       20

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$18.38	$19.76
Net investment income[2]	0.36	0.15
Net realized and unrealized gain (loss) on investments	1.62	(1.38)
Total from investment operations	1.98	(1.23)
Less distributions
From net investment income	(0.33)	(0.15)
From net realized gain	(1.53)	—
Total distributions	(1.86)	(0.15)
Net asset value, end of period	$18.50	$18.38
Total return (%)[3,4]	11.72	(6.31	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.24	[6]
Expenses including reductions	1.14	1.12	[6]
Net investment income	2.08	1.79	[6]
Portfolio turnover (%)	40	19	[7]

1	The inception date for Class A shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       21

Class C Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$18.39	$19.76
Net investment income[2]	0.24	0.08
Net realized and unrealized gain (loss) on investments	1.61	(1.38)
Total from investment operations	1.85	(1.30)
Less distributions
From net investment income	(0.19)	(0.07)
From net realized gain	(1.53)	—
Total distributions	(1.72)	(0.07)
Net asset value, end of period	$18.52	$18.39
Total return (%)[3,4]	10.89	(6.61	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	1.94	[7]
Expenses including reductions	1.89	1.87	[7]
Net investment income	1.39	0.94	[7]
Portfolio turnover (%)	40	19	[8]

1	The inception date for Class C shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       22

Class 1 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$18.39	$21.47	$18.53	$15.59	$13.56
Net investment income[1]	0.40	0.36	0.35	0.32	0.31
Net realized and unrealized gain (loss) on investments	1.63	(1.78)	3.17	2.94	1.91
Total from investment operations	2.03	(1.42)	3.52	3.26	2.22
Less distributions
From net investment income	(0.38)	(0.52)	(0.45)	(0.32)	(0.19)
From net realized gain	(1.53)	(1.14)	(0.13)	—	—
Total distributions	(1.91)	(1.66)	(0.58)	(0.32)	(0.19)
Net asset value, end of period	$18.51	$18.39	$21.47	$18.53	$15.59
Total return (%)[2]	12.06	(7.33)	19.24	21.20	16.55
Ratios and supplemental data
Net assets, end of period (in millions)	$271	$297	$377	$339	$286
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.86	0.87	0.86	0.87
Expenses including reductions	0.81	0.82	0.83	0.83	0.84
Net investment income	2.29	1.77	1.75	1.82	2.13
Portfolio turnover (%)	40	19	17	14	21

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       23

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$18.37	$21.45	$18.52	$15.57	$13.55
Net investment income[1]	0.41	0.37	0.37	0.32	0.31
Net realized and unrealized gain (loss) on investments	1.63	(1.78)	3.15	2.95	1.91
Total from investment operations	2.04	(1.41)	3.52	3.27	2.22
Less distributions
From net investment income	(0.39)	(0.53)	(0.46)	(0.32)	(0.20)
From net realized gain	(1.53)	(1.14)	(0.13)	—	—
Total distributions	(1.92)	(1.67)	(0.59)	(0.32)	(0.20)
Net asset value, end of period	$18.49	$18.37	$21.45	$18.52	$15.57
Total return (%)[2]	12.13	(7.27)	19.25	21.33	16.54
Ratios and supplemental data
Net assets, end of period (in millions)	$1,485	$1,553	$1,760	$1,226	$1,254
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.81	0.82	0.81	0.82
Expenses including reductions	0.76	0.77	0.78	0.78	0.79
Net investment income	2.34	1.83	1.81	1.87	2.18
Portfolio turnover (%)	40	19	17	14	21

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Equity Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to provide substantial dividend income and also long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       25

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$162,765,994	$162,765,994	—	—
Consumer staples	89,202,085	78,322,761	$10,879,324	—
Energy	189,627,187	189,627,187	—	—
Financials	391,218,170	383,877,520	7,340,650	—
Health care	162,636,822	151,670,320	10,966,502	—
Industrials	230,388,815	230,388,815	—	—
Information technology	196,461,418	196,461,418	—	—
Materials	87,351,668	87,351,668	—	—
Real estate	34,348,843	34,348,843	—	—
Telecommunication services	49,189,271	36,704,704	12,484,567	—
Utilities	141,530,499	141,530,499	—	—
Preferred securities	8,764,765	8,764,765	—	—
Corporate bonds	3,855,915	—	3,855,915	—
Securities lending collateral	248,997	248,997	—	—
Short-term investments	29,308,458	29,308,458	—	—
Total investments in securities	$1,776,898,907	$1,731,371,949	$45,526,958	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       26

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2016, the fund loaned common stocks valued at $237,102 and received $249,000 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled them to participate in a $750 million

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       27

unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016 were $5,187.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are paid annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary income	$40,615,181	$57,930,024
Long-term capital gains	149,786,494	109,073,320
Total	$190,401,675	$167,003,344

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016 the components of distributable earnings on a tax basis consisted of $9,336,855 of undistributed ordinary income and $26,931,534 of long-term capital gains.

Such distributions and distributable earning on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       28

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.825% of the first $100 million of aggregate net assets; b) 0.800% of the next $100 million of aggregate net assets; c) 0.775% of the next $300 million of aggregate net assets; d) 0.750% of the excess over $500 million of aggregate net assets. However, when the aggregate net assets exceed $200 million on any day, the annual rate of management fee for the day is 0.800% on the first $200 million of aggregate net assets; if aggregate net assets exceed $500 million on any day, the annual rate of management fee for the day is 0.775% on the first $500 million of aggregate net assets; and if aggregate net assets exceed $1 billion on any day, the annual rate of management fee for the day is 0.750% on the first $1 billion of aggregate net assets. Aggregate net assets generally include the net assets of the fund and other funds identified in the investment management agreement. Prior to January 1, 2016, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.825% of the first $1 billion of the fund's aggregate net assets and b) 0.775% of the fund's aggregate net assets in excess of $1 billion. However, when the aggregate net assets exceeded $1 billion on any day, the annual rate of advisory fee for the day was 0.800% on the first $1 billion of aggregate net assets. The Advisor has a subadvisory agreement with T.Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to each of Class A and Class C shares in an amount equal to the amount by which the expenses of Class A and Class C shares, as applicable, exceed 1.14% and 1.89%, respectively, of the average net assets attributable to the class. Expenses exclude taxes, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and short dividend expense. This agreement expires December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average net assets of the fund. Expenses exclude taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agent fees and service fees, acquired fund fees, and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The Advisor has voluntarily agreed to waive a portion of its management fees for the fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T.Rowe Price Associates, Inc. This voluntary expense reimbursement may terminate at any time.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       29

The expense reductions described above amounted to the following for the year ended August 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$9,905	Class NAV	$97,797
Class C	345	Total	$639,583
Class 1	531,536

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $177,602 for the year ended August 31, 2016. Of this amount, $33,183 was retained and used for printing prospectuses, advertising, sales literature and other purposes, and $144,419 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $138, and $283 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       30

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$33,664	$14,148
Class C	8,280	1,043
Class NAV	—	—
Class 1	137,323	—
Total	$179,267	$15,191

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest expense
Lender	$21,440,853	1	0.66%	$396

Note 5 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	1,055,996	$18,622,411	233,813	$4,609,184
Distributions reinvested	48,392	828,405	419	8,402
Repurchased	(126,078)	(2,212,393)	(7,688)	(145,910)
Net increase	978,310	$17,238,423	226,544	$4,471,676
Class C shares[1]
Sold	108,973	$1,939,642	16,869	$330,461
Distributions reinvested	2,587	44,401	11	231
Repurchased	(13,693)	(241,244)	—	—
Net increase	97,867	$1,742,799	16,880	$330,692
Class 1 shares
Sold	268,050	$4,674,319	261,490	$5,227,386
Distributions reinvested	1,694,711	29,051,850	1,365,295	27,796,540
Repurchased	(3,504,554)	(62,239,116)	(3,033,479)	(61,517,227)
Net decrease	(1,541,793)	($28,512,947)	(1,406,694)	($28,493,301)
Class NAV shares
Sold	705,525	$12,568,320	1,996,083	$41,189,788
Distributions reinvested	9,371,765	160,469,530	6,844,376	139,197,077
Repurchased	(14,316,734)	(250,920,566)	(6,361,626)	(128,888,761)
Net increase (decrease)	(4,239,444)	($77,882,716)	2,478,833	$51,498,104

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       31

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Total net increase (decrease)	(4,705,060)	($87,414,441)	1,315,563	$27,807,171

1 The inception date for Class A and Class C shares is 3-27-15.

Affiliates of the fund owned 100% and 100% of shares of beneficial interest of Class 1 and Class NAV, respectively, on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $697,905,893 and $927,366,341, respectively, for the year ended August 31, 2016.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 83.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Lifestyle Growth Fund	31.0%
John Hancock Funds II Lifestyle Balanced Fund	23.4%
John Hancock Funds II Lifestyle Aggressive Fund	11.6%
John Hancock Funds II Lifestyle Moderate Fund	7.2%

Note 8 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016 the fund engaged in purchases and sales amounting to $152,130 and $587,290, respectively.

Note 9 — Other Matters

The Trust has been named as a defendant in an adversary proceeding originally brought by the Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company's Chapter 11 bankruptcy proceeding (In re: Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The plaintiff seeks to recover payments of the proceeds from the leveraged buy-out made to the beneficial owners of shares of Tribune Company, and alleges these payments were intentionally fraudulent conveyances under the U.S. Bankruptcy Code. The adversary proceeding, which is now captioned Marc S. Kirschner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons,No.12-2652 (S.D.N.Y.), has been transferred to the U.S. District Court for the Southern District of New York and consolidated into the multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig.,No. 11-md- 2296 (S.D.N.Y.).OnMay 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       32

On March 20, 2016, the Second Circuit issued an opinion affirming the dismissal of the state law constructive fraudulent transfer claims alleged in the Individual Creditor Actions including the Deutsche Bank Trust Co. Americas v. Paniagua,No. 11- 9409 (S.D.N.Y.) action previously reported. In light of this ruling, pending an unlikely Supreme Court appeal, the Individual Creditor Actions are over and only the FitzSimons action, which alleges an intentional fraudulent conveyance claim against Tribune's former shareholders, remains. On April 12, 2016, the Individual Creditors Petition of Plaintiff-Appellants-Cross-Appellees for Rehearing or Rehearing En Banc was filed with the Second Circuit Court of Appeals. On July 22, 2016, the Second Circuit Court of Appeals denied the Individual Creditor's Petition of Plaintiff-Appellants-Cross-Appellees for Rehearing or Rehearing En Banc.

The potential amount sought to be recovered by the plaintiffs in these two actions from Equity Income Fund is unknown, but it includes approximately $11,971,400, representing the proceeds that the fund received in the leveraged buyout, plus an unknown amount of interest and the plaintiffs' attorneys' fees and expenses. The fund cannot predict the outcome of this proceeding. The fund is currently assessing the case and has not yet determined the effect, if any, on the fund's net assets and results of operations. If the proceeding were to be decided in amanner adverse to the fund, or if the fundwere to enter into a settlement agreement with the plaintiffs, the payment of such judgment or settlement could have an adverse effect on the fund's net asset value.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       33

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Equity Income Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, broker, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       34

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $149,786,494 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       35

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Equity Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       36

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board took into account management's discussion of the factors that contributed to the fund's recent performance, including the impact of market conditions on the fund's investment

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       37

strategies.The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       38

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       39

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	The fund's performance is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       40

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       41

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       44

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       45

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

T. Rowe Price Associates, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers, LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318206	458A 8/16 10/16

John Hancock

Income Allocation Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile, but ultimately positive, stretch for investors. Major stock market indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and NASDAQ Composite Index all went on to hit all-time highs in August. Corporate bonds, especially higher-yielding segments, followed a similar trajectory, selling off through February before mounting a comeback in the second half of the period. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. In such an environment, our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. The U.S. Federal Reserve has continued to take a cautious and gradual approach to raising rates, and that too should help support the markets here at home.

Looking ahead, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Allocation Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
21	Notes to financial statements
29	Auditor's report
30	Tax information
31	Continuation of investment advisory and subadvisory agreements
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income with consideration for capital appreciation and preservation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

Class A shares (without sales charges)
Blended Index
Morningstar allocation — 15%–30% equity fund category average
7.13
6.90
5.21
2.74
3.60
1 year
Since inception (11/14/14)

Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The former Barclays indexes are now being cobranded the Bloomberg Barclays indexes.

The Blended Index comprises 50% MSCI World Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Both stocks and bonds gained ground in the period

A backdrop of slow but positive economic growth, together with the stimulative policies of the world's central banks, provided support for the financial markets.

The fund produced solid relative performance

In addition to delivering a positive absolute return, the fund outpaced the Bloomberg Barclays U.S. Aggregate Bond Index, but trailed its blended index.

Asset allocation helped results

Allocations to long-term U.S. Treasuries, dividend-paying stocks, and emerging-market bonds aided performance.

ASSET ALLOCATION AS OF 8/31/16 (%)

Equity	14.0
U.S. Large Cap	10.6
International Large Cap	3.4
Fixed income	68.8
Multi-Sector Bond	24.1
Intermediate Bond	22.6
High Yield Bond	11.5
Global Bond	6.7
Bank Loan	3.9
Alternative and specialty	1.9
Real Estate	1.9
Exchange-traded funds	10.6
Short-term investments and other	4.7
As a percentage of net assets.

A note about risks

The fund's performance depends on the subadvisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. The fund is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks, bonds, and derivatives can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of medium- and small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default and interest-rate risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. For additional information on these and other risk considerations, please see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       3

Discussion of fund performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How did the global financial markets perform during the 12 months ended August 31, 2016?

While the global financial markets experienced above-average volatility during the period, both stock and bond indexes finished with gains. The investment environment was very challenging through the final four months of 2015 and the initial weeks of this year, as concerns about slowing global growth, falling commodity prices, and the potential for the U.S. Federal Reserve (Fed) to adopt a more aggressive interest-rate policy put a significant damper on investor risk appetites. These developments pressured stocks and the higher-risk segments of the bond market, such as emerging-market debt and high-yield bonds (generally those rated below investment grade), but government bonds generally performed well in the resulting flight to safety.

This unfavorable backdrop changed dramatically in mid-February, touching off a broad-based rally across the major asset classes. The European Central Bank and Bank of Japan both cut short-term interest rates into negative territory, while the Fed issued a series of statements indicating that it would raise rates at a gradual pace and that its policy would remain data dependent. The prospect of supportive central bank policy touched off a strong recovery in commodity prices and fueled a substantial rebound in higher-risk asset classes. Additionally, rate-sensitive segments of the bond market surged in reaction to the new wave of monetary stimulus. While the U.K.'s vote to leave the European Union disrupted the rally briefly in late June, the impact of the sell-off proved short-lived as the markets quickly recovered their lost ground.

For the full period, the MSCI World Index posted a gain of 7.32%, while the Bloomberg Barclays U.S. Aggregate Bond Index rose 5.97%. Negative interest rates in the major developed markets,

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       4

"The largest contribution to returns came from the fund's allocation to long-term U.S. Treasuries..."
together with the ultra low yields on U.S. Treasuries, proved highly favorable for market segments offering a yield advantage over Treasuries, including investment-grade corporate bonds, high-yield bonds, and emerging-market debt. The global reach for yield also provided a very favorable backdrop for dividend-paying stocks and real estate investment trusts.

How did the fund perform for the period?

The environment provided a tailwind to the fund given its broadly diversified exposure across the major income-producing asset classes. The fund's Class A shares returned 7.13%, excluding sales charges, outperforming its blended benchmark, an even split between the MSCI World Index and Bloomberg Barclays U.S. Aggregate Bond Index.

What aspects of the fund's positioning had the largest impact on performance?

The largest contribution to returns came from the fund's allocation to long-term U.S. Treasuries, which was achieved through an investment in Extended Duration Treasury ETF (Vanguard). Long duration assets—those with the highest degree of interest-rate sensitivity—benefited the most from the bond market rally and corresponding flattening of the yield curve.

The fund's positions in investments linked to the performance of dividend stocks also delivered gains in excess of the benchmark. Global Shareholder Yield Fund (Epoch) and the domestic-focused High Dividend Yield ETF (Vanguard) both capitalized on the relative strength of higher-yielding stocks and made robust contributions to the fund's return. The S&P International Dividend ETF (SSgA) and Global Equity Fund (JHAM) also added value during the period, as did an allocation to preferred stocks through U.S. Preferred Stock ETF (BlackRock). Preferred shares typically have higher dividends than common stocks, which was a positive at a time in which investors demonstrated an appetite for yield.

The fund's performance was further aided by the relative strength of emerging-market bonds. In

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       5

"We continue to pursue income opportunities across a range of asset classes, including global fixed-income and dividend-paying equity investments."
addition to benefiting from the general improvement in risk appetites during the second half of the period, the asset class was helped by the improving outlook for many emerging-market economies and a favorable balance of low new issue supply and hearty investor demand.

Conversely, allocations to bank loans and multi-sector bonds were a slight headwind to performance. Bank loans were initially hurt by the downturn in energy prices, which affected the credit outlook for many oil- and gas-related issuers in the asset class. While bank loans recovered somewhat in the subsequent rally, they did not keep pace with higher-risk segments of the bond market due in part to reduced investor demand for floating-rate assets.

How was the fund positioned at the end of the period?

We recently expanded the fund's investment flexibility this summer to provide it with the ability to operate solely as a fund of funds while also maintaining its ability to own individual securities directly.

We continue to pursue income opportunities across a range of asset classes, including global fixed-income and dividend-paying equity investments. At the same time, our approach draws on proprietary risk models to minimize portfolio volatility. We allocate the fund's capital across global income-producing asset classes and investment strategies managed by a diverse set of portfolio teams, where each manager has specialized knowledge and a specific area of expertise. Consistent with this long-term approach, we made no major changes to the portfolio during the period.

The fund's positioning reflects our lack of enthusiasm regarding the prospects for developed-market government bonds, where yields remain near generational lows. We continue to see the most compelling total return opportunities in investment-grade corporate and high-yield bonds, where the above-average income provides a more favorable starting point for total returns. We are also

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       6

positive on emerging-markets bonds, where yields are above average and valuations are favorable. In addition, most countries in the asset class are in far better financial condition to weather a downturn than at any time in the past 20 years.

We hold a relatively positive outlook on U.S. equities over a three- to five-year horizon, but we are conscious of the potential risks associated with relatively high valuations and declining profitability. In contrast, we have a mixed view on the overseas markets due to the ongoing questions about the future of the European Union; however, we welcome the opportunities that may arise from market dislocations.

At the end of the period, the fund's largest positions included Strategic Income Opportunities Fund (JHAM), which employs a multi-sector approach to the debt and foreign exchange markets, and Bond Fund (JHAM), a core plus fixed-income approach. The fund's only equity positions were in Global Shareholder Yield Fund (Epoch) and Global Equity Fund (JHAM).

MANAGED BY

Robert M. Boyda On the fund since inception Investing since 1979
Marcelle Daher, CFA On the fund since inception Investing since 1999
Nathan W. Thooft, CFA On the fund since inception Investing since 2000

The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	Since inception[2]	Since inception[2]	as of 8-31-16	as of 8-31-16
Class A	2.82	0.42	0.75	2.96	-0.03
Class C	5.41	1.95	3.53	2.41	-0.76
Class I3	7.51	3.09	5.62	3.39	0.28
Class R6[3]	7.62	3.19	5.81	3.51	0.37
Index 1†	7.32	2.72	4.95	—	—
Index 2†	5.97	4.02	7.34	—	—
Index 3†	6.90	3.60	6.55	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6
Gross (%)	1.68	2.38	1.36	1.27
Net (%)	1.23	1.93	0.91	0.80

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World Index; Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index; Index 3 is 50% MSCI World Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Allocation Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in same investment in a blended index and two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C4	11-14-14	10,353	10,353	10,495	10,734	10,655
Class I3	11-14-14	10,562	10,562	10,495	10,734	10,655
Class R6[3]	11-14-14	10,581	10,581	10,495	10,734	10,655

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issue.

The Blended Index comprises 50% MSCI World Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 11-14-14.
3	For certain types of investors, as described in the fund's prospectus.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio[2]
Class A	$1,000.00	$1,088.10	$3.31	0.63%
Class C	1,000.00	1,083.30	7.02	1.34%
Class I	1,000.00	1,089.70	1.68	0.32%
Class R6	1,000.00	1,090.30	1.21	0.23%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio[2]
Class A	$1,000.00	$1,022.00	$3.20	0.63%
Class C	1,000.00	1,018.40	6.80	1.34%
Class I	1,000.00	1,023.50	1.63	0.32%
Class R6	1,000.00	1,024.00	1.17	0.23%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
2	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.09%-0.93% for the period ended 8-31-16.
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       11

Fund's investments

As of 8-31-16
			Shares	Value
Affiliated investment companies (G) 84.7%				$6,021,212
(Cost $5,946,904)
Equity 14.0%				991,482
	Global Equity, Class NAV (JHAM) (A)(1)		21,917	239,994
	Global Shareholder Yield, Class NAV (Epoch)		70,762	751,488
Fixed income 68.8%				4,892,590
	Bond, Class NAV (JHAM) (A)(1)		90,878	1,472,220
	Core High Yield, Class NAV (JHAM) (A)(2)		21,410	205,109
	Emerging Markets Debt, Class NAV (JHAM) (A)(1)		35,241	341,487
	Floating Rate Income, Class NAV (WAMCO)		32,286	273,786
	Global Bond, Class NAV (PIMCO)		10,414	136,218
	Global Income, Class NAV (Stone Harbor)		14,393	136,591
	High Yield, Class NAV (WAMCO)		33,820	273,607
	Investment Quality Bond, Class NAV (Wellington)		10,844	136,960
	Short Duration Credit Opportunities, Class NAV (Stone Harbor)		24,815	239,218
	Strategic Income Opportunities, Class NAV (JHAM) (A)(1)		137,320	1,472,074
	U.S. High Yield Bond, Class NAV (Wells Capital)		18,431	205,320
Alternative and specialty 1.9%				137,140
	Global Real Estate, Class NAV (Deutsche)		13,485	137,140
Unaffiliated investment companies 10.6%				$750,558
(Cost $705,412)
Exchange-traded funds 10.6%				750,558
	iShares U.S. Preferred Stock ETF		3,395	136,140
	SPDR S&P International Dividend ETF		3,697	134,312
	Vanguard Extended Duration Treasury ETF		491	69,059
	Vanguard High Dividend Yield ETF		5,637	411,047
	Yield (%)		Shares	Value
Short-term investments 1.0%				$74,511
(Cost $74,511)
Money market funds 1.0%				74,511
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2582(Y	)	74,511	74,511
Total investments (Cost $6,726,827)† 96.3%				$6,846,281
Other assets and liabilities, net 3.7%				$259,949
Total net assets 100.0%				$7,106,230

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       12

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ETF	Exchange-Traded Fund
SPDR	Standard & Poor's Depositary Receipts
(A)	The subadvisor is an affiliate of the advisor.
(G)	The portfolio's subadvisor is shown parenthetically.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $6,851,406. Net unrealized depreciation aggregated to $5,125, of which $23,880 related to appreciated investment securities and $29,005 related to depreciated investment securities.

AFFILIATED UNDERLYING FUNDS' INVESTMENT MANAGERS

Deutsche Investment Management Americas Inc.	(Deutsche)
Epoch Investment Partners, Inc.	(Epoch)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company LLC	(PIMCO)
Stone Harbor Investment Partners LP	(Stone Harbor)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
Western Asset Management Company	(WAMCO)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Investments in unaffiliated funds, at value (Cost $779,923)	$825,069
Investments in affiliated funds, at value (Cost $5,946,904)	6,021,212
Total investments, at value (Cost $6,726,827)	6,846,281
Cash	320,172
Receivable for investments sold	36
Receivable for fund shares sold	7,925
Dividends and interest receivable	11,834
Receivable due from advisor	56
Other receivables and prepaid expenses	18,150
Total assets	7,204,454
Liabilities
Payable for investments purchased	17,243
Distributions payable	132
Payable to affiliates
Accounting and legal services fees	85
Transfer agent fees	666
Other liabilities and accrued expenses	80,098
Total liabilities	98,224
Net assets	$7,106,230
Net assets consist of
Paid-in capital	$11,311,937
Undistributed net investment income	26,663
Accumulated net realized gain (loss) on investments,futures contracts and foreign currency transactions	(4,355,827)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	123,457
Net assets	$7,106,230

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($3,217,867 ÷ 329,966 shares)[1]	$9.75
Class C ($888,181 ÷ 91,344 shares)[1]	$9.72
Class I ($2,462,306 ÷ 252,323 shares)	$9.76
Class R6 ($537,876 ÷ 55,101 shares)	$9.76
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.16

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       14

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Income distributions received from affiliated funds	$245,145
Dividends	31,624
Interest	272
Total investment income	277,041
Expenses
Investment management fees	24,551
Distribution and service fees	17,438
Accounting and legal services fees	1,047
Transfer agent fees	8,040
Trustees' fees	576
State registration fees	62,674
Printing and postage	11,856
Professional fees	84,375
Custodian fees	14,721
Registration and filing fees	60,585
Other	5,974
Total expenses	291,837
Less expense reductions	(252,499)
Net expenses	39,338
Net investment income	237,703
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds and foreign currency transactions	60,631
Affiliated investments	(97,210)
Capital gain distributions received from affiliated investments	78,853
Capital gain distributions received from unaffiliated investments	1,109
Futures contracts	(8,233)
35,150
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	26,148
Affiliated investments	207,479
233,627
Net realized and unrealized gain	268,777
Increase in net assets from operations	$506,480

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Period ended 8-31-15[1]
Increase (decrease) in net assets
From operations
Net investment income	$237,703	$2,374,805
Net realized gain (loss)	35,150	(4,037,388)
Change in net unrealized appreciation (depreciation)	233,627	(110,170)
Increase (decrease) in net assets resulting from operations	506,480	(1,772,753)
Distributions to shareholders
From net investment income
Class A	(165,094)	(1,000,741)
Class C	(25,705)	(195,940)
Class I	(110,825)	(1,086,023)
Class R6	(24,681)	(280,338)
From net realized gain
Class A	(8,529)	(46,336)
Class C	(1,602)	(11,570)
Class I	(5,584)	(46,280)
Class R6	(1,217)	(11,570)
Total distributions	(343,237)	(2,678,798)
From fund share transactions	(278,916)	11,673,454
Total increase (decrease)	(115,673)	7,221,903
Net assets
Beginning of year	7,221,903	—
End of year	$7,106,230	$7,221,903
Undistributed net investment income	$26,663	$51,553

1	Period from 11-14-14 (commencement of operations) to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       16

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.55	$10.00
Net investment income[2,3]	0.31	0.23
Net realized and unrealized gain (loss) on investments	0.34	(0.42)
Total from investment operations	0.65	(0.19)
Less distributions
From net investment income	(0.43)	(0.25)
From net realized gain	(0.02)	(0.01)
Total distributions	(0.45)	(0.26)
Net asset value, end of period	$9.75	$9.55
Total return (%)[4,5]	7.13	(2.00	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$4
Ratios (as a percentage of average net assets):
Expenses before reductions[7]	4.17	1.17	[8]
Expenses including reductions[7]	0.62	0.85	[8]
Net investment income[3]	3.33	2.85	[8]
Portfolio turnover (%)	34	131

1	Period from 11-14-14 (commencement of operations) to 8-31-15.
2	Based on average daily shares outstanding.
3	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.09%-0.93% and 0.10%-0.97% for the periods ended 8-31-16 and 8-31-15, respectively.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       17

Class C Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.53	$10.00
Net investment income[2,3]	0.24	0.17
Net realized and unrealized gain (loss) on investments	0.35	(0.44)
Total from investment operations	0.59	(0.27)
Less distributions
From net investment income	(0.38)	(0.19)
From net realized gain	(0.02)	(0.01)
Total distributions	(0.40)	(0.20)
Net asset value, end of period	$9.72	$9.53
Total return (%)[4,5]	6.41	(2.71	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions[7]	4.86	1.87	[8]
Expenses including reductions[7]	1.32	1.55	[8]
Net investment income[3]	2.58	2.16	[8]
Portfolio turnover (%)	34	131

1	Period from 11-14-14 (commencement of operations) to 8-31-15.
2	Based on average daily shares outstanding.
3	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.09%-0.93% and 0.10%-0.97% for the periods ended 8-31-16 and 8-31-15, respectively.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       18

Class I Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.55	$10.00
Net investment income[2,3]	0.33	0.26
Net realized and unrealized gain (loss) on investments	0.36	(0.42)
Total from investment operations	0.69	(0.17)
Less distributions
From net investment income	(0.46)	(0.27)
From net realized gain	(0.02)	(0.01)
Total distributions	(0.48)	(0.28)
Net asset value, end of period	$9.76	$9.55
Total return (%)[4]	7.51	(1.76	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	3.86	0.84	[7]
Expenses including reductions[6]	0.31	0.53	[7]
Net investment income[3]	3.48	3.17	[7]
Portfolio turnover (%)	34	131

1	Period from 11-14-14 (commencement of operations) to 8-31-15.
2	Based on average daily shares outstanding.
3	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.09%-0.93% and 0.10%-0.97% for the periods ended 8-31-16 and 8-31-15, respectively.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       19

Class R6 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.55	$10.00
Net investment income[2,3]	0.34	0.26
Net realized and unrealized gain (loss) on investments	0.35	(0.42)
Total from investment operations	0.69	(0.16)
Less distributions
From net investment income	(0.46)	(0.28)
From net realized gain	(0.02)	(0.01)
Total distributions	(0.48)	(0.29)
Net asset value, end of period	$9.76	$9.55
Total return (%)[4]	7.62	(1.68	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions[7]	3.76	0.74	[8]
Expenses including reductions[7]	0.20	0.42	[8]
Net investment income[3]	3.57	3.31	[8]
Portfolio turnover (%)	34	131

1	Period from 11-14-14 (commencement of operations) to 8-31-15.
2	Based on average daily shares outstanding.
3	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.09%-0.93% and 0.10%-0.97% for the periods ended 8-31-16 and 8-31-15, respectively.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       20

Notes to financial statements

Note 1 — Organization

John Hancock Income Allocation Fund (the fund) is a series of John Hancock Fund II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide a high level of current income with consideration for capital appreciation and preservation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

The accounting policies of the John Hancock underlying funds in which the fund invests are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in underlying affiliated funds and/or other open-end management investment companies are valued at their respective net asset values each business day.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       21

available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016, were $1,423.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       22

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2016, the fund has a short-term capital loss carryforward of $4,227,245 available to offset future net realized capital gains. This carryforward does not expire.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$343,237	$2,678,798

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $26,795 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, and wash sale loss deferrals.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       23

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2016, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging up to approximately $131,000, as measured at each quarter end. There were no open future contracts held at August 31, 2016.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2016, the fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes and gain exposure to foreign currency. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from up to $19.7 million, as measured at each quarter end. There were no open forward foreign currency contracts held at August 31, 2016.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments in unaffiliated funds and foreign currency transactions*	Total
Interest rate	($12,216)	—	($12,216)
Equity	3,983	—	3,983
Foreign currency	—	$59,035	59,035
Total	($8,233)	$59,035	$50,802

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       24

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies*	Total
Foreign currency	($59,035)	($59,035)

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund pays the Advisor a management fee for its services to the fund. The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

The fee on assets invested in the fund of the Trust or JHF III is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule.

Advisory fee on assets invested in a fund of the Trust and JHF III

Aggregate net assets of the fund
First $5 billion	0.200%
Excess over $5 billion	0.175%

The fee on Other assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

Advisory fee on Other assets

Aggregate net assets of the fund
First $5 billion	0.650%
Excess over $5 billion	0.625%

The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, indirectly owned subsidiaries of MFC and affiliates of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to reduce a portion of its management fee or make payments to the fund if certain expenses of the fund exceed 0.04% of average net assets. Expenses excluded from this waiver include advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, class specific expenses, underlying fund expenses (acquired fund fees) and short dividend expense. The current expense limitation agreement expires on December 31, 2016, unless renewed by

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       25

mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its advisory fees so that the amount retained by the Advisor after payment of subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class specific expense for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until December 31, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended August 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$128,588	Class R6	$18,093
Class C	23,271	Total	$252,499
Class I	82,547

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,301 for the year ended August 31, 2016. Of this amount, $173 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,128 was paid as sales commissions to broker-dealers and $0 was paid as sales commission to sales personal of Signator Investors, Inc., a broker-dealer affiliated of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $76 for Class C shares.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       26

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$10,861	$4,475
Class C	6,577	807
Class I	—	2,677
Class R6	—	81
Total	$17,438	$8,040

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Period ended 8-31-15[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	156,107	$1,463,810	4,205,155	$42,020,009
Distributions reinvested	18,501	172,408	106,106	1,047,077
Repurchased	(243,663)	(2,309,364)	(3,912,240)	(37,448,929)
Net increase (decrease)	(69,055)	($673,146)	399,021	$5,618,157
Class C shares
Sold	61,462	$579,292	1,016,950	$10,169,451
Distributions reinvested	2,941	27,307	21,028	207,510
Repurchased	(38,220)	(354,108)	(972,817)	(9,307,875)
Net increase	26,183	$252,491	65,161	$1,069,086
Class I shares
Sold	587	$5,380	4,001,402	$40,014,000
Distributions reinvested	12,476	116,409	114,692	1,132,303
Repurchased	(646)	(5,948)	(3,876,188)	(37,099,000)
Net increase	12,417	$115,841	239,906	$4,047,303
Class R6 shares
Sold	—	—	1,000,000	$10,000,000
Distributions reinvested	2,773	$25,898	29,571	291,908
Repurchased	—	—	(977,243)	(9,353,000)
Net increase	2,773	$25,898	52,328	$938,908
Total net increase (decrease)	(27,682)	($278,916)	756,416	$11,673,454

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       27

1 Period from 11-14-14 (commencement of operations) to 8-31-15.

Affiliates of the fund owned 71%, 59%, 99% and 100% of shares of beneficial interest of Class A, Class C, Class I and Class R6, respectively, on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $2,239,790 and $2,563,936, respectively, for the years ended August 31, 2016.

Note 8 — Investment in affiliated underlying funds

The fund invests primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Fund's investment may represent a significant portion of each underlying fund's net assets. At August 31, 2016, the fund did not hold 5% or more of the net assets of the underlying funds.

Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund from investments in affiliated underlying funds is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Bond	94,693	28,744	(32,559)	90,878	$54,266	—	($1,327)	$1,472,220
Core High Yield	21,306	8,533	(8,429)	21,410	15,967	—	(10,970)	205,109
Emerging Markets Debt	39,374	11,263	(15,396)	35,241	38,600	—	(8,224)	341,487
Floating Rate Income	31,897	11,917	(11,528)	32,286	14,909	—	(9,983)	273,786
Global Bond	11,713	2,864	(4,163)	10,414	101	—	753	136,218
Global Equity	23,694	7,864	(9,641)	21,917	5,676	—	(1,838)	239,994
Global Income	15,248	4,577	(5,432)	14,393	(9,800)	—	(3,771)	136,591
Global Real Estate	15,785	4,445	(6,745)	13,485	3,582	—	1,437	137,140
Global Shareholder Yield	71,874	27,306	(28,418)	70,762	28,537	$34,909	(21,900)	751,488
High Yield	33,676	13,064	(12,920)	33,820	21,338	—	(13,470)	273,607
Investment Quality Bond	11,377	3,459	(3,992)	10,844	2,890	1,540	(1,145)	136,960
Short Duration Credit Opportunities	25,323	8,019	(8,527)	24,815	9,706	—	(5,347)	239,218
Strategic Income Opportunities	138,397	46,210	(47,287)	137,320	44,861	42,404	(15,158)	1,472,074
U.S. High Yield Bond	18,621	6,626	(6,816)	18,431	14,512	—	(6,267)	205,320
					$245,145	$78,853	($97,210)	$6,021,212

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       28

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Income Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Income Allocation Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       29

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       30

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Income Allocation Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       31

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and peer group average for the one-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance and noted that the

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       32

fund has a relatively limited performance history. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for the fund, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the fund, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund and those of its underlying funds.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	Noted that the fund's Subadvisor is an affiliate of the Advisor;

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       33

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the fund invests, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The fund also benefits from such overall management fee waiver through its investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that certain breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       34

settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the fund and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the fund and that the additional services are necessary

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       35

because of the differences between the investment policies, strategies and techniques of the fund and those of its underlying funds.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       39

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INCOME ALLOCATION FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Income Allocation Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318210	448A 8/16 10/16

John Hancock

Global Equity Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The U.K.'s vote in late June to leave the European Union (EU) created a challenging backdrop for global financial markets; many developed markets have posted negative returns for the first six months, and, in some cases, for the past year. The U.K.'s move creates a number of unknowns for the near term, the most important of which is whether other EU countries will follow suit. Meanwhile, the World Bank in June downgraded its 2016 global growth forecast from 2.9% to 2.4%, citing stubbornly low commodity prices and weak global trade, among other factors. Emerging markets were the best performers, as many countries benefited from stabilizing commodity prices and more promising economic growth prospects.

As this dynamic plays out, it is prudent to expect continued market volatility. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and we have liquidity tools in place to help meet the needs of our shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
35	Auditor's report
36	Tax information
37	Continuation of investment advisory and subadvisory agreements
43	Trustees and Officers
47	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global stocks rebounded

Global equity markets overcame significant volatility to post positive overall returns thanks to increased economic stimulus measures from many of the world's central banks.

The fund advanced and outperformed its benchmark

The fund's solid return for the period outpaced the performance of its benchmark, the MSCI World Index.

Stock selection boosted results

Individual security selection, particularly in the consumer staples and industrials sectors, contributed the most to the fund's outperformance of its benchmark.

SECTOR COMPOSITION AS OF 8/31/16 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Paul G. Boyne, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Paul G. Boyne
Portfolio Manager
John Hancock Asset Management

Let's begin with an overview of the global equity markets. What factors influenced global stock market performance over the 12 months ended August 31, 2016?

Global equity markets overcame significant volatility to post positive overall returns for the period. Stocks fell early in the reporting period amid signs of slowing global economic growth and falling commodity prices. However, stocks reversed course during the latter half of the period as aggressive economic stimulus measures from many of the world's central banks and firming commodity prices provided the catalyst for an equity market rebound. Despite the general upward trend over the last six months, global equity markets remained volatile as investors reacted to Brexit, the U.K.'s vote to leave the European Union (EU), a potential interest-rate increase from the U.S. Federal Reserve, and various geopolitical conflicts around the world.

For the period, the fund's benchmark, the MSCI World Index, returned 7.32%. Information technology and industrials stocks were among the leading contributors to index performance, particularly during the market rally over the last half of the period. Defensive sectors such as consumer staples and utilities also generated strong returns for the 12 months. In contrast, the financials and healthcare sectors were the only two sectors of the index to decline.

Regionally, U.S. stocks were among the best performers, delivering double-digit gains for the reporting period. Stock markets in the Asia/Pacific region also posted solid gains, while European stocks declined as economic growth remained muted on the Continent.

How did this environment affect fund performance?

We manage the fund using a bottom-up investment process that seeks to identify individual companies with a combination of strong management teams, sustainable cash flows, and attractive valuations. As a result, much of the fund's performance is derived from individual stock selection. Our stock selection process also positioned the fund to benefit from several ongoing market trends over the period.

For example, the fund had limited exposure to commodity-driven segments of the market, particularly the energy sector, which generally underperformed during the period. In addition, an overweight position in the more-defensive consumer staples sector added value thanks to investor demand for their relative stability in a volatile market environment.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       4

Although these sector weightings helped the fund outperform its benchmark index for the period, this positioning was entirely the result of our stock selection process, which was really the key factor driving the fund's outperformance.

Can you give us some examples of stocks that contributed to the fund's outperformance?

Within the consumer staples sector, the fund held several tobacco producers that were among the leading contributors to fund performance, including Philip Morris International, Inc. and British American Tobacco PLC. Philip Morris continued to benefit from strong sales across Europe and Asia, led by robust growth in its Marlboro brand. British American produced better-than-expected revenues and sales volumes and raised its dividend.

Other noteworthy contributors to performance included U.S. healthcare products company Johnson & Johnson and Australian packaging company Amcor, Ltd. Johnson & Johnson benefited from continued organic growth in its pharmaceutical division, as well as the defensive nature of its core businesses. Amcor enjoyed strong demand in its plastics business, and the company continued to execute its acquisition strategy successfully by purchasing businesses with complementary capabilities and technologies.

What holdings detracted from performance relative to the benchmark?

Several of the fund's most significant detractors came from the consumer discretionary sector. One example was Luxembourg-based communications satellite operator SES SA. The company was a majority shareholder in satellite service operator O3b Networks, Ltd., and issued new shares during the period to purchase its remaining interest. The new share issuance put downward pressure on the stock.

Two other notable detractors were U.S. department store chain Macy's, Inc. and British publishing company Pearson PLC. Macy's declined as weaker revenues led to investor concerns about the potential loss of sales to e-commerce companies. Pearson cut its earnings forecasts as lower-than-expected college enrollment resulted in disappointing textbook sales.

TOP 10 HOLDINGS AS OF 8/31/16 (%)

Microsoft Corp.	4.0
Wells Fargo & Company	3.7
Apple, Inc.	3.7
Koninklijke Philips NV	3.3
The PNC Financial Services Group, Inc.	3.2
Bridgestone Corp.	3.1
Japan Tobacco, Inc.	3.0
Roche Holding AG	2.9
The Procter & Gamble Company	2.9
Nestle SA	2.8
TOTAL	32.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       5

"We expect volatility in global equity markets to remain elevated as developed and emerging economies around the globe face continued challenges."

What changes did you make to the portfolio over the past year?

Although we generally keep portfolio turnover modest, market volatility can provide opportunities for our stock selection process to identify attractive new investment opportunities. Over the past year, we added six new holdings to the portfolio: Japanese diversified technology firm Canon, Inc., U.S. apparel maker Ralph Lauren Corp., Japanese real estate developer Mitsubishi Estate Company, Ltd., global property and casualty insurer Chubb Ltd., U.S. software maker Oracle Corp., and semiconductor manufacturer Taiwan Semiconductor Manufacturing Company, Ltd.

We eliminated four fund holdings that reached our estimate of fair value during the period: multinational consulting firm Accenture PLC, defense contractor Raytheon Company, fast-food restaurant chain McDonald's Corp., and technology company QUALCOMM, Inc. We also sold department store chain Kohl's Corp. as the underlying fundamentals of the business deteriorated in a tough environment for retailers, and we eliminated energy producer Chevron Corp. as part of a quality upgrade in the portfolio's energy holdings. Other sales during the period included Brazil Ethanol, Inc. and Nippon Telegraph & Telephone Corp.

How was the fund positioned at the end of the reporting period?

Because of our focus on individual stock selection, the fund's sector weightings can vary significantly from those of the benchmark. As of the end of the reporting period, the fund held overweight positions in the consumer staples and industrials sectors, while its largest underweight positions were in the information technology, energy, and utilities sectors.

We expect volatility in global equity markets to remain elevated as developed and emerging

TOP 10 COUNTRIES AS OF 8/31/16 (%)

United States	46.8
Netherlands	10.5
Switzerland	10.1
Japan	9.6
United Kingdom	7.4
France	3.9
Australia	2.6
Germany	1.8
Luxembourg	1.5
Taiwan	1.5
TOTAL	95.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       6

economies around the globe face continued challenges. In the United States, we believe interest rates will stay below their long-term historical average for an extended period of time. We remain cautious on the outlook for the U.S. economy given the headwinds of a strong currency and deflationary pressures elsewhere in the world.

In Europe, the United Kingdom is embarking on a two-year period of negotiations with the EU regarding Brexit, and uncertainty about the outcome is likely to result in further volatility in European equity markets. Questions about stagnating growth across the eurozone and the effectiveness of the European Central Bank's economic stimulus efforts represent another potential source of market volatility.

Japan's surprise introduction of negative interest rates, presumably aimed at weakening its currency, has had the opposite effect and contributed to increased market volatility as investors questioned whether the Bank of Japan is running out of options. Japan delayed a proposed consumption tax increase because of fears that it would accentuate a decline in domestic demand.

We remain wary of excess leverage and continue to focus on companies with what we believe to be sustainable cash flow streams. We believe that the fund's holdings combine qualitative and valuation attributes that should allow them to successfully navigate the ongoing uncertainty and volatility in global equity markets.

MANAGED BY

Paul G. Boyne On the fund since 2013 Investing since 1993
Douglas M. McGraw, CFA On the fund since 2013 Investing since 1995

The views expressed in this report are exclusively those of Paul G. Boyne, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	3.16	4.47	15.52
Class C2	6.82	5.79	20.38
Class I3	8.93	6.42	22.75
Class R2[2,3]	8.59	6.14	21.72
Class R4[2,3]	8.86	6.22	22.02
Class R6[2,3]	8.97	6.29	22.27
Class NAV[3]	8.97	6.54	23.24
Index†	7.32	6.64	23.61

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the fund invests. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.31	2.02	1.01	1.41	1.26	0.91	0.89
Net (%)	1.31	2.02	1.01	1.41	1.16	0.89	0.89

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Equity Fund  for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	5-16-13	12,038	12,038	12,361
Class I3	5-16-13	12,275	12,275	12,361
Class R2[2,3]	5-16-13	12,172	12,172	12,361
Class R4[2,3]	5-16-13	12,202	12,202	12,361
Class R6[2,3]	5-16-13	12,227	12,227	12,361
Class NAV[3]	5-16-13	12,324	12,324	12,361

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 5-16-13.
2	Class C, Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. The returns prior to this date are that of Class A shares and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,107.30	$6.94	1.31%
Class C	1,000.00	1,103.10	10.63	2.01%
Class I	1,000.00	1,108.20	5.25	0.99%
Class R2	1,000.00	1,108.20	5.83	1.10%
Class R4	1,000.00	1,108.30	5.56	1.05%
Class R6	1,000.00	1,109.40	4.83	0.91%
Class NAV	1,000.00	1,109.40	4.67	0.88%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.60	$6.65	1.31%
Class C	1,000.00	1,015.00	10.18	2.01%
Class I	1,000.00	1,020.20	5.03	0.99%
Class R2	1,000.00	1,019.60	5.58	1.10%
Class R4	1,000.00	1,019.90	5.33	1.05%
Class R6	1,000.00	1,020.60	4.62	0.91%
Class NAV	1,000.00	1,020.70	4.47	0.88%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       11

Fund's investments

As of 8-31-16
	Shares	Value
Common stocks 99.1%		$848,060,605
(Cost $807,263,140)
Australia 2.6%		22,014,205
Amcor, Ltd.	1,833,246	22,014,205
France 3.9%		33,586,483
Safran SA	129,048	9,047,703
Sanofi	153,622	11,854,448
TOTAL SA	265,494	12,684,332
Germany 1.8%		15,187,905
Deutsche Boerse AG (I)	177,754	15,187,905
Hong Kong 1.3%		10,748,140
CK Hutchison Holdings, Ltd.	837,706	10,748,140
Ireland 1.0%		8,709,140
Experian PLC	437,956	8,709,140
Japan 9.6%		82,562,578
Bridgestone Corp.	770,800	26,510,098
Canon, Inc.	305,400	8,757,554
Honda Motor Company, Ltd.	304,849	9,391,219
Japan Tobacco, Inc.	659,900	25,570,462
Mitsubishi Estate Company, Ltd.	651,000	12,333,245
Luxembourg 1.5%		13,023,850
SES SA	566,258	13,023,850
Netherlands 10.5%		89,861,888
Akzo Nobel NV	194,806	13,131,440
Heineken NV	166,986	14,955,481
Koninklijke Ahold Delhaize NV	966,347	23,198,831
Koninklijke Philips NV	968,207	28,071,971
Wolters Kluwer NV	249,701	10,504,165
Singapore 1.1%		9,662,859
ComfortDelGro Corp., Ltd.	4,658,017	9,662,859
Switzerland 10.1%		86,516,538
Chubb, Ltd.	135,721	17,227,067
Nestle SA	301,838	24,054,323
Novartis AG	260,736	20,536,349
Roche Holding AG	101,183	24,698,799
Taiwan 1.5%		12,640,427
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	439,820	12,640,427

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       12

			Shares	Value
United Kingdom 7.4%				$63,352,115
	Aon PLC		117,307	13,062,134
	British American Tobacco PLC		335,728	20,829,382
	HSBC Holdings PLC		3,043,679	22,629,429
	Pearson PLC		600,719	6,831,170
United States 46.8%				400,194,477
	Apple, Inc.		296,170	31,423,635
	Arthur J. Gallagher & Company		390,564	19,297,767
	Baxter International, Inc.		175,825	8,216,302
	Eaton Corp. PLC		127,464	8,481,455
	Exxon Mobil Corp.		146,179	12,738,038
	Honeywell International, Inc.		128,882	15,041,818
	Huntington Bancshares, Inc.		1,821,060	18,228,811
	Johnson & Johnson		197,193	23,533,013
	JPMorgan Chase & Co.		197,694	13,344,345
	Macy's, Inc.		216,969	7,849,938
	Microsoft Corp.		593,666	34,112,048
	Mondelez International, Inc., Class A		346,960	15,620,139
	Oracle Corp.		469,513	19,353,326
	Philip Morris International, Inc.		151,457	15,135,098
	Ralph Lauren Corp.		119,897	12,423,727
	Samsonite International SA		4,296,600	13,549,807
	The PNC Financial Services Group, Inc.		306,853	27,647,455
	The Procter & Gamble Company		280,105	24,455,968
	United Technologies Corp.		177,385	18,879,086
	Verizon Communications, Inc.		320,064	16,748,949
	Wells Fargo & Company		626,060	31,803,848
	Whirlpool Corp.		68,909	12,309,904
	Yield (%)		Shares	Value
Short-term investments 0.6%				$5,430,769
(Cost $5,430,769)
Money market funds 0.6%				5,430,769
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.1888(Y	)	5,430,769	5,430,769
Total investments (Cost $812,693,909)† 99.7%				$853,491,374
Other assets and liabilities, net 0.3%				$2,241,434
Total net assets 100.0%				$855,732,808

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       13

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $819, 667,741. Net unrealized appreciation aggregated to $33,823,633, of which $51,334,339 related to appreciated investment securities and $17,510,706 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Investments, at value (Cost $812,693,909)	$853,491,374
Foreign currency, at value (Cost $14,501)	9,409
Cash collateral for derivative contracts	840,000
Receivable for investments sold	250,000
Receivable for fund shares sold	15,378
Unrealized appreciation on forward foreign currency contracts	33,068
Dividends and interest receivable	2,968,895
Receivable for securities lending income	3,004
Other receivables and prepaid expenses	23,599
Total assets	857,634,727
Liabilities
Unrealized depreciation on forward foreign currency contracts	269,312
Payable for fund shares repurchased	1,466,942
Payable to affiliates
Accounting and legal services fees	10,280
Transfer agent fees	9,674
Distribution and service fees	27
Other liabilities and accrued expenses	145,684
Total liabilities	1,901,919
Net assets	$855,732,808
Net assets consist of
Paid-in capital	$1,024,530,312
Undistributed net investment income	10,337,681
Accumulated net realized gain (loss) on investments and foreign currency transactions	(219,681,878)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	40,546,693
Net assets	$855,732,808

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($55,798,072 ÷ 5,101,142 shares)[1]	$10.94
Class C ($18,397,184 ÷ 1,686,636 shares)[1]	$10.91
Class I ($17,174,214 ÷ 1,567,512 shares)	$10.96
Class R2 ($349,638 ÷ 31,892 shares)	$10.96
Class R4 ($101,842 ÷ 9,302 shares)	$10.95
Class R6 ($1,859,989 ÷ 169,805 shares)	$10.95
Class NAV ($762,051,869 ÷ 69,591,665 shares)	$10.95
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$11.52

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       15

STATEMENT OF OPERATIONS  For the year ended 8-31-16

Investment income
Dividends	$20,928,871
Securities lending	159,324
Interest	12,249
Less foreign taxes withheld	(974,631)
Total investment income	20,125,813
Expenses
Investment management fees	4,971,541
Distribution and service fees	374,254
Accounting and legal services fees	83,491
Transfer agent fees	122,222
Trustees' fees	9,988
State registration fees	76,094
Printing and postage	37,142
Professional fees	173,032
Custodian fees	190,623
Registration and filing fees	110,210
Other	155,265
Total expenses	6,303,862
Less expense reductions	(46,135)
Net expenses	6,257,727
Net investment income	13,868,086
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(7,096,932)
Affiliated investments	1,878
(7,095,054)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	48,363,850
48,363,850
Net realized and unrealized gain	41,268,796
Increase in net assets from operations	$55,136,882

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$13,868,086	$9,916,010
Net realized gain (loss)	(7,095,054)	9,314,957
Change in net unrealized appreciation (depreciation)	48,363,850	(48,273,711)
Increase (decrease) in net assets resulting from operations	55,136,882	(29,042,744)
Distributions to shareholders
From net investment income
Class A	(963,564)	(3,092)
Class C	(183,253)	—
Class I	(444,813)	(71,963)
Class R2	(4,163)	—
Class R4	(1,814)	—
Class R6	(4,042)	—
Class NAV	(10,642,776)	(12,949,193)
From net realized gain
Class A	—	(7,990)
Class I	—	(161,930)
Class NAV	—	(26,434,429)
Total distributions	(12,244,425)	(39,628,597)
From fund share transactions	225,245,182	171,267,530
Total increase	268,137,639	102,596,189
Net assets
Beginning of year	587,595,169	484,998,980
End of year	$855,732,808	$587,595,169
Undistributed net investment income	$10,337,681	$10,171,370

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       17

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	8-31-14		8-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$10.24	$11.66	$9.94		$10.00
Net investment income[2]	0.19	0.19	0.26	[3]	0.04
Net realized and unrealized gain (loss) on investments	0.68	(0.74)	1.57		(0.10)
Total from investment operations	0.87	(0.55)	1.83		(0.06)
Less distributions
From net investment income	(0.17)	(0.24)	(0.06)		—
From net realized gain	—	(0.63)	(0.05)		—
Total distributions	(0.17)	(0.87)	(0.11)		—
Net asset value, end of period	$10.94	$10.24	$11.66		$9.94
Total return (%)[4,5]	8.59	(4.95)	18.52		(0.60	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$56	$70	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.36	1.37		1.48	[8]
Expenses including reductions	1.35	1.32	1.34		1.24	[8]
Net investment income	1.86	1.69	2.36	[3]	1.35	[8]
Portfolio turnover (%)	35	45 [9]	70		8

1	Period from 5-16-13 (commencement of operations) to 8-31-13.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.05 and 0.47%, respectively.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       18

Class C Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.21	$10.75
Net investment income[2]	0.12	0.04
Net realized and unrealized gain (loss) on investments	0.67	(0.58)
Total from investment operations	0.79	(0.54)
Less distributions
From net investment income	(0.09)	—
Net asset value, end of period	$10.91	$10.21
Total return (%)[3,4]	7.82	(5.02	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	2.06	2.03	[6]
Expenses including reductions	2.05	2.02	[6]
Net investment income	1.17	0.94	[6]
Portfolio turnover (%)	35	45	[7,8]

1	The inception date for Class C shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
8	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       19

Class I Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$10.26	$11.70	$9.95	$10.00
Net investment income[2]	0.23	0.22	0.31 [3]	0.08
Net realized and unrealized gain (loss) on investments	0.67	(0.75)	1.56	(0.13)
Total from investment operations	0.90	(0.53)	1.87	(0.05)
Less distributions
From net investment income	(0.20)	(0.28)	(0.07)	—
From net realized gain	—	(0.63)	(0.05)	—
Total distributions	(0.20)	(0.91)	(0.12)	—
Net asset value, end of period	$10.96	$10.26	$11.70	$9.95
Total return (%)[4]	8.93	(4.79)	18.95	(0.50	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$18	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.07	1.05	1.13	[6]
Expenses including reductions	1.04	1.06	1.05	1.12	[6]
Net investment income	2.22	1.96	2.79 [3]	3.06	[6]
Portfolio turnover (%)	35	45 [7]	70	8

1	Period from 5-16-13 (commencement of operations) to 8-31-13.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.05 and 0.47%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       20

Class R2 Shares Period ended	8-31-16		8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.25		$10.75
Net investment income[2]	0.20		0.09
Net realized and unrealized gain (loss) on investments	0.67		(0.59)
Total from investment operations	0.87		(0.50)
Less distributions
From net investment income	(0.16)		—
Net asset value, end of period	$10.96		$10.25
Total return (%)[3]	8.59		(4.65	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29		1.18	[6]
Expenses including reductions	1.28		1.17	[6]
Net investment income	1.97		1.87	[6]
Portfolio turnover (%)	35		45	[7,8]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
8	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       21

Class R4 Shares Period ended	8-31-16		8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.25		$10.75
Net investment income[2]	0.22		0.10
Net realized and unrealized gain (loss) on investments	0.67		(0.60)
Total from investment operations	0.89		(0.50)
Less distributions
From net investment income	(0.19)		—
Net asset value, end of period	$10.95		$10.25
Total return (%)[3]	8.86		(4.65	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20		1.18	[6]
Expenses including reductions	1.09		1.07	[6]
Net investment income	2.16		2.01	[6]
Portfolio turnover (%)	35		45	[7,8]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
8	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       22

Class R6 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.26	$10.75
Net investment income[2]	0.27	0.10
Net realized and unrealized gain (loss) on investments	0.64	(0.59)
Total from investment operations	0.91	(0.49)
Less distributions
From net investment income	(0.22)	—
Net asset value, end of period	$10.95	$10.26
Total return (%)[3]	8.97	(4.56	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.93	[6]
Expenses including reductions	0.93	0.91	[6]
Net investment income	2.52	2.15	[6]
Portfolio turnover (%)	35	45	[7,8]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
8	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       23

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$10.26	$11.70	$9.95	$10.00
Net investment income[2]	0.24	0.22	0.31 [3]	0.05
Net realized and unrealized gain (loss) on investments	0.67	(0.72)	1.57	(0.10)
Total from investment operations	0.91	(0.50)	1.88	(0.05)
Less distributions
From net investment income	(0.22)	(0.31)	(0.08)	—
From net realized gain	—	(0.63)	(0.05)	—
Total distributions	(0.22)	(0.94)	(0.13)	—
Net asset value, end of period	$10.95	$10.26	$11.70	$9.95
Total return (%)[4]	8.97	(4.54)	19.06	(0.50	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$762	$478	$482	$329
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.91	0.93	1.03	[6]
Expenses including reductions	0.93	0.91	0.93	1.02	[6]
Net investment income	2.31	1.99	2.76 [3]	1.59	[6]
Portfolio turnover (%)	35	45 [7]	70	8

1	Period from 5-16-13 (commencement of operations) to 8-31-13.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.05 and 0.47%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Global Equity Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       25

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$22,014,205	—	$22,014,205	—
France	33,586,483	—	33,586,483	—
Germany	15,187,905	—	15,187,905	—
Hong Kong	10,748,140	—	10,748,140	—
Ireland	8,709,140	—	8,709,140	—
Japan	82,562,578	—	82,562,578	—
Luxembourg	13,023,850	—	13,023,850	—
Netherlands	89,861,888	—	89,861,888	—
Singapore	9,662,859	—	9,662,859	—
Switzerland	86,516,538	$17,227,067	69,289,471	—
Taiwan	12,640,427	12,640,427	—	—
United Kingdom	63,352,115	13,062,134	50,289,981	—
United States	400,194,477	386,644,670	13,549,807	—
Short-term investments	5,430,769	5,430,769	—	—
Total investments in securities	$853,491,374	$435,005,067	$418,486,307	—
Other financial instruments:
Forward foreign currency contracts	($236,244)	—	($236,244)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       26

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016, were $2,647.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       27

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2016, the fund has a short-term capital loss carryfoward of $23,559,099 and a long-term capital loss carryforward of $189,148,947 available to offset future net realized capital gains. These carryforwards do not expire. Availability of a certain amount of the loss carryforwards, which were acquired in a merger, may be limited in a given year.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$12,244,425	$26,723,408
Long-Term Capital Gain	—	12,905,189
Total	$12,244,425	$39,628,597

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $10,101,437 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       28

fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $48.7 million to $126.6 million, as measured at each quarter end. The following table summarizes the contracts held at August 31, 2016.

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	16,846,650	EUR	15,000,000	Citigroup	12/21/2016	$33,068	—	$33,068
USD	35,004,990	EUR	31,419,549	JPMorgan Chase	12/21/2016	—	($213,353)	(213,353)
USD	20,626,323	JPY	2,129,437,569	Goldman Sachs	12/21/2016	—	(55,959)	(55,959)
						$33,068	($269,312)	($236,244)

Currency abbreviations
EUR	Euro
JPY	Japanese Yen
USD	U.S. Dollar

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       29

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Foreign currency	Unrealized appreciation/ depreciation on forward foreign currency contracts	Forward foreign currency contracts	$33,068	($269,312)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

Risk	Statement of operations location	Unaffiliated investments and foreign currency translations*
Foreign currency	Net realized gain (loss)	($1,521,262)

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies*
Foreign currency	Change in unrealized appreciation (depreciation)	$1,251,648

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.825% of the first $500 million of average net assets, and (b) 0.800% of excess over $500 million of average net assets. When average net assets exceed $500 million, the management fee is 0.800% on all net assets. Average net assets generally include the net assets of the fund and other funds identified in the advisory agreement. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       30

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to January 1, 2016, the Advisor had contractually agreed to reduce all or a portion of its management fee and/or make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.50% and 1.20% for Class A and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, underlying fund expenses (acquired fund fees) and short dividend expense.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended August 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reductions	Class	Expense reductions
Class A	$4,311	Class R4	$7
Class C	1,462	Class R6	104
Class I	1,550	Class NAV	38,584
Class R2	21	Total	$46,039

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.79% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       31

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $96 for Class R4 shares for the year ended August 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $22,001 for the year ended August 31, 2016. Of this amount, $3,537 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $17,680 was paid as sales commissions to broker-dealers and $784 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $6,788 and $938 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$175,109	$73,613
Class C	197,958	24,945
Class I	—	23,528
Class R2	947	48
Class R4	240	16
Class R6	—	72
Total	$374,254	$122,222

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       32

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	274,010	$2,830,730	673,268	$7,325,825
Issued in reorganization (Note 9)	—	—	6,301,258	68,603,683
Distributions reinvested	90,605	928,697	219	2,327
Repurchased	(2,069,862)	(21,057,400)	(178,356)	(1,911,261)
Net increase (decrease)	(1,705,247)	($17,297,973)	6,796,389	$74,020,574
Class C shares[1]
Sold	149,786	$1,521,041	16,348	$176,544
Issued in reorganization (Note 9)	—	—	2,157,915	23,444,886
Distributions reinvested	16,040	164,736	—	—
Repurchased	(566,997)	(5,857,906)	(86,456)	(922,979)
Net increase (decrease)	(401,171)	($4,172,129)	2,087,807	$22,698,451
Class I shares
Sold	922,306	$9,255,261	277,147	$3,033,930
Issued in reorganization (Note 9)	—	—	1,329,561	14,507,241
Distributions reinvested	38,728	396,966	21,126	224,776
Repurchased	(1,133,634)	(11,737,015)	(153,337)	(1,673,483)
Net increase (decrease)	(172,600)	($2,084,788)	1,474,497	$16,092,464
Class R2 shares[1]
Sold	9,726	$102,575	9,532	$102,460
Issued in reorganization (Note 9)	—	—	24,049	262,024
Distributions reinvested	66	673	—	—
Repurchased	(10,492)	(107,304)	(989)	(10,904)
Net increase (decrease)	(700)	($4,056)	32,592	$353,580
Class R4 shares[1]
Sold	—	—	9,302	$100,000
Net increase	—	—	9,302	$100,000
Class R6 shares[1]
Sold	151,060	$1,599,523	9,302	$100,000
Issued in reorganization (Note 9)	—	—	9,925	108,224
Distributions reinvested	5	54	—	—
Repurchased	(6)	(63)	(481)	(5,304)
Net increase	151,059	$1,599,514	18,746	$202,920
Class NAV shares
Sold	26,795,976	$286,584,100	5,780,623	$63,386,186
Issued in reorganization (Note 9)	—	—	442,389	4,822,925
Distributions reinvested	1,040,350	10,642,776	3,708,439	39,383,622
Repurchased	(4,865,438)	(50,022,262)	(4,493,317)	(49,793,192)
Net increase	22,970,888	$247,204,614	5,438,134	$57,799,541
Total net increase	20,842,229	$225,245,182	15,857,467	$171,267,530

1 The inception date for Class C, class R2, class R4 and class R6 shares is 3-27-15.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       33

Affiliates of the fund owned 57%, 100%, 11% and 99% of shares of beneficial interest of Class R2, Class R4, Class R6 and Class NAV, respectively, on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $466,774,331 and $220,190,207, respectively, for the year ended August 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 88.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Lifestyle Growth Portfolio	27.4%
John Hancock Funds II Lifestyle Balanced Portfolio	26.4%
John Hancock Funds II Lifestyle Aggressive Portfolio	8.5%
John Hancock Funds II Lifestyle Moderate Portfolio	7.6%

Note 9 — Reorganization

On July 15, 2015, the shareholders of John Hancock Global Opportunities Fund (the Acquired fund) voted to approve an Agreement and Plan of Reorganization (the Agreement), which provided for an exchange of shares of the fund (the Acquiring fund) with a value equal to the net assets transferred.

The Agreement provided for: (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired fund in exchange for shares of the Acquiring fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired fund; and (c) the distribution to Acquired fund's shareholders of such Acquiring fund's shares. The reorganization was intended to consolidate the Acquired fund with a fund with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired fund or its shareholders. Thus, the investments were transferred to the Acquiring fund at the Acquired fund's identified cost. All distributable amounts of net income and realized gains from the Acquired fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on July 24, 2015. The following outlines the reorganization:

Acquired funds	Net asset value of the acquired funds	Appreciation of the acquired fund's investments	Shares redeemed by the acquired funds	Shares issued by the acquiring funds	Acquiring fund net assets prior to combination	Acquiring fund total net assets after combination
Global Opportunities Fund	$111,748,983	$5,946,528	7,616,103	10,265,097	$497,906,339	$609,655,322

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       34

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Equity Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       35

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $10,055,332. The fund intends to pass through foreign tax credits of $727,665.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       36

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Global Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in person meeting held on May 23-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       37

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Boar meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       38

(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally. The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2015. The also Board noted that the fund outperformed its peer group average for the one-year period ended December 31, 2015. The Board noted the fund's favorable performance relative to the peer group for the one-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are lower than the peer group median and total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       39

(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       40

staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement. In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       41

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       42

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       45

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       46

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Equity Fund . It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318208	425A 8/16 10/16

John Hancock

New Opportunities Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equity investors. Major indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index all went on to hit new all-time highs in August. Overall economic growth remains sluggish, but consumer spending and employment gains have been supportive of a continued stock market advance.

One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. At the top of many investors' minds has been the potential for additional interest-rate increases by the U.S. Federal Reserve in keeping with the health of the underlying economy. The U.K.'s vote in late June to leave the European Union (Brexit) and the upcoming U.S. election have also added uncertainty.

It is prudent to expect continued market volatility as this dynamic environment plays out. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
New Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
30	Notes to financial statements
40	Auditor's report
41	Tax information
42	Continuation of investment advisory and subadvisory agreements
48	Trustees and Officers
52	More information

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

Class A shares (without sales charge)1
Russell 2000 Index
Morningstar U.S. small blend fund category average
5.17
8.59
7.48
6.79
8.53
7.39
12.21
12.85
11.70
5.18
7.04
6.69
1 year
3 year
5 year
10 year

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 5-27-15. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class A. Had the returns reflected Class A expenses, returns would be lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Volatility persisted, but most domestic indexes rose

The market was volatile during the period, as equities advanced despite slowing global growth and relatively low oil prices.

Fund gained, but underperformed its benchmark

The fund underperformed its benchmark, the Russell 2000 Index, due to adverse stock selection.

Financials, utilities, and information technology were among the top relative detractors

From a sector standpoint, financials and utilities were the top relative detractors, while healthcare was the top contributor.

SECTOR COMPOSITION AS OF 8/31/16 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Investing in an exchange-traded fund generally reflects the risks of investing in the underlying securities it is designed to track, which may cause lack of liquidity, more volatility, and increased management fees. Investing in real estate investment trusts subjects the fund to the risks associated with direct ownership of real estate, such as a decline in the value of real estate and general and local economic conditions. The fund may invest in initial public offerings, which are frequently volatile in price. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       3

Discussion of fund performance

From the investment management teams at Brandywine Global, Dimensional, GW&K, and Invesco.

Can you briefly describe the market environment over the past 12 months ended August 31, 2016?

It was a challenging, yet profitable, time for investors. Oil prices set multi-year lows in the final months of 2015 and beginning of 2016, before recovering moderately in the remainder of the period. Stocks turned positive in the latter months of the period despite significant headwinds associated with Brexit, the U.K.'s decision to exit the European Union. The fund's benchmark, the Russell 2000 Index, advanced 8.59% for the period.

The volatility associated with 2015 persisted as 2016 got off to a rocky start and global equities fell. Oil dropped below $30 per barrel amid the continuing supply glut and newfound concerns that slowing global demand might be signaling a potential global recession. The sell-off intensified in mid-January before monetary policy accommodation by major central banks once again helped support risk assets. The global economic picture remained clouded following the sluggish growth in the United States and after the U.S. Federal Reserve's (Fed's) more dovish interest-rate expectations following an initial forecast of up to four rate increases for 2016. In addition, Brexit sent shock waves through the markets before they stabilized through the summer months.

Central banks outside of the United States continued to signal that they would take action to support economies and markets. Markets rebounded toward the end of the period, but investors remained uncertain about the broad market's outlook for the remainder of 2016. Investors continued to look for safety, leaning toward yields provided by real estate investment trusts, utilities, and consumer staples.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       4

"The global economic picture remained clouded following the sluggish growth in the United States and after the U.S. Federal Reserve's (Fed's) more dovish interest-rate expectations following an initial forecast of up to four rate increases for 2016."

What drove the fund's underperformance of its benchmark?

Asset allocation to certain sectors was the primary driver of underperformance relative to the benchmark. The fund was underweight in real estate and utilities companies; those sectors had the best returns in the index. In addition, the fund was overweight to the still-struggling energy sector, which further detracted from relative performance. Positions in the healthcare sector offset some of that shortfall, due to good stock selection, as well as an underweight to the sector, which was under pressure for much of the period.

The distinct investment styles of the fund's four investment managers are segmented into four individual portfolio sleeves that provide investors with diversification within the broad small-cap segment.

TOP 10 FUND HOLDINGS AS OF 8/31/16 (%)

Popular, Inc.	0.9
Dillard's, Inc., Class A	0.7
Triumph Group, Inc.	0.7
Stifel Financial Corp.	0.6
IPG Photonics Corp.	0.6
Terex Corp.	0.6
MarketAxess Holdings, Inc.	0.6
Wright Medical Group NV	0.6
Blackbaud, Inc.	0.5
Newpark Resources, Inc.	0.5
TOTAL	6.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       5

"Asset allocation to certain sectors was the primary driver of underperformance relative to the benchmark."

Within the individual portfolio sleeves, which sectors and stocks were the leading performers and detractors of relative performance?

In the Dimensional Fund Advisors sleeve, a significant underweight and selection in the financials sector (including real estate) and the utilities sector, selection in healthcare, and an overweight in the consumer discretionary sector were some of the factors that detracted from relative returns. Conversely, selection in the information technology, industrials, materials, and consumer staples sectors was advantageous to relative returns.

In the Brandywine sleeve, an overweight and selection in the consumer discretionary and utilities sectors and selection in financials detracted from relative results, while an overweight in materials was additive to relative returns. Teekay Corp., a marine energy company and the portfolio's bottom performer, declined after the company announced that it was cutting its quarterly dividend primarily to meet equity capital requirements and to lower debt. Also, Fossil Group, Inc. detracted from relative returns following reduced guidance and disappointing operating results that were primarily caused by decreased mall traffic. Both positions were sold prior to the end of the period.

In the GW&K sleeve, selection in the consumer discretionary and healthcare sectors added to performance, while selection in the information technology and materials sectors detracted from performance. The portfolio's top performer was fixed-income electronic trading company MarketAxess Holdings, Inc., which reported a significant increase in trading volume and a 30% increase in its quarterly dividend payment. Relative performance was also aided by better-than-expected revenue growth from increased store traffic at Burlington Stores, Inc.

In the Invesco sleeve, selection in the financials (including real estate) and, to a lesser extent, the information technology and industrials sectors detracted from returns. Conversely, selection in the

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       6

healthcare and energy sectors contributed to relative returns. The leading individual detracting stock was Barracuda Networks, Inc., as the the company's results were below expectations and it announced that it sees evidence that growth in the storage market has slowed. AMAG Pharmaceuticals, Inc. also detracted after the company lowered sales estimates for its best-selling drug. We sold both positions prior to period end.

How was the portfolio positioned at the end of the period?

The fund was most overweight in the energy and industrials sectors and most underweight in the healthcare and financials (including real estate) sectors.

MANAGED BY

New Opportunities Fund is managed by a team of nine portfolio managers across four different asset managers.

The views expressed in this report are exclusively those of the investment management teams at Brandywine Global, Dimensional, GW&K, and Invesco, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-0.09	11.06	4.64	68.99	57.46
Class C1	3.43	12.01	5.09	76.27	64.26
Class I1,2	5.50	12.30	5.22	78.59	66.41
Class R1[1,2]	5.09	12.18	5.17	77.69	65.57
Class R2[1,2]	5.34	12.25	5.20	78.25	66.10
Class R3[1,2]	5.09	12.18	5.17	77.69	65.57
Class R4[1,2]	5.46	12.28	5.22	78.44	66.28
Class R5[1,2]	5.59	12.33	5.24	78.81	66.62
Class R6[1,2]	5.52	12.31	5.23	78.69	66.51
Class 1[2]	5.56	12.27	5.19	78.36	65.80
Class NAV[2]	5.61	12.32	5.24	78.78	66.59
Index†	8.59	12.85	7.04	83.04	97.51

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A*	Class C*	Class I*	Class R1*	Class R2*	Class R3*	Class R4*	Class R5*	Class R6*	Class 1	Class NAV
Gross (%)	1.46	2.16	1.15	1.80	1.55	1.70	1.40	1.10	1.05	1.08	1.03
Net (%)	1.21	1.91	0.90	1.56	1.31	1.46	1.06	0.86	0.79	0.84	0.79

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*	Expenses have been estimated for the first year of operation for the fund's Class A, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock New Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-06	16,426	16,426	19,751
Class I1,2	8-31-06	16,641	16,641	19,751
Class R1[1,2]	8-31-06	16,557	16,557	19,751
Class R2[1,2]	8-31-06	16,610	16,610	19,751
Class R3[1,2]	8-31-06	16,557	16,557	19,751
Class R4[1,2]	8-31-06	16,628	16,628	19,751
Class R5[1,2]	8-31-06	16,662	16,662	19,751
Class R6[1,2]	8-31-06	16,651	16,651	19,751
Class 1[2]	8-31-06	16,580	16,580	19,751
Class NAV[2]	8-31-06	16,659	16,659	19,751

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares were first offered on 5-27-15. The returns prior to this date are that of Class NAV shares, which has lower expenses. Had the returns reflected Class A, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 expenses, returns would be lower.
2	For certain type of investors as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,152.20	$6.71	1.24%
Class C	1,000.00	1,147.80	10.47	1.94%
Class I	1,000.00	1,154.10	5.04	0.93%
Class R1	1,000.00	1,152.40	6.82	1.26%
Class R2	1,000.00	1,154.10	5.79	1.07%
Class R3	1,000.00	1,152.40	6.82	1.26%
Class R4	1,000.00	1,154.10	4.93	0.91%
Class R5	1,000.00	1,155.10	4.06	0.75%
Class R6	1,000.00	1,154.20	4.82	0.89%
Class 1	1,000.00	1,155.20	4.28	0.79%
Class NAV	1,000.00	1,155.20	4.01	0.74%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.90	$6.29	1.24%
Class C	1,000.00	1,015.40	9.83	1.94%
Class I	1,000.00	1,020.50	4.72	0.93%
Class R1	1,000.00	1,018.80	6.39	1.26%
Class R2	1,000.00	1,019.80	5.43	1.07%
Class R3	1,000.00	1,018.80	6.39	1.26%
Class R4	1,000.00	1,020.60	4.62	0.91%
Class R5	1,000.00	1,021.40	3.81	0.75%
Class R6	1,000.00	1,020.70	4.52	0.89%
Class 1	1,000.00	1,021.20	4.01	0.79%
Class NAV	1,000.00	1,021.40	3.76	0.74%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       11

Fund's investments

Summary of fund's investments as of 8-31-16
(showing percentage of total net assets)

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund's total net assets as of the report date. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.

	Shares	Value	% of Net Assets
Common stocks 98.2%		$522,344,084
(Cost $474,115,141)
Consumer discretionary 14.6%		77,615,701	14.6%
Burlington Stores, Inc. (I)	33,280	2,703,002	0.5%
Dillard's, Inc., Class A	60,844	3,665,243	0.7%
Five Below, Inc. (I)	52,409	2,335,345	0.5%
Grand Canyon Education, Inc. (I)	65,850	2,734,751	0.5%
Malibu Boats, Inc., Class A (I)	136,825	1,873,134	0.4%
Polaris Industries, Inc.	24,843	2,152,398	0.4%
Pool Corp.	23,399	2,360,257	0.5%
OTHER SECURITIES		59,791,571	11.1%
Consumer staples 2.5%		13,115,469	2.5%
Energy 7.6%		40,485,610	7.6%
CARBO Ceramics, Inc.	180,000	2,255,400	0.4%
Dril-Quip, Inc. (I)	38,315	2,129,165	0.4%
Newpark Resources, Inc. (I)	395,244	2,790,423	0.5%
Oil States International, Inc. (I)	78,704	2,441,398	0.5%
RPC, Inc. (I)	170,673	2,616,417	0.5%
OTHER SECURITIES		28,252,807	5.3%
Financials 20.9%		111,250,567	20.9%
Artisan Partners Asset Management, Inc., Class A	73,190	1,913,919	0.4%
Beneficial Bancorp, Inc. (I)	123,518	1,862,651	0.4%
Blue Hills Bancorp, Inc.	140,030	2,065,443	0.4%
Flagstar Bancorp, Inc. (I)	68,265	1,916,881	0.4%
HomeStreet, Inc. (I)	83,128	2,166,316	0.4%
MarketAxess Holdings, Inc.	17,587	2,964,113	0.6%
Popular, Inc.	122,931	4,832,419	0.9%
PrivateBancorp, Inc.	39,602	1,819,712	0.4%
Stifel Financial Corp. (I)	83,062	3,268,490	0.6%
The Hanover Insurance Group, Inc.	23,307	1,822,607	0.4%
OTHER SECURITIES		86,618,016	16.0%
Health care 9.6%		51,039,645	9.6%
Acadia Healthcare Company, Inc. (I)	45,374	2,322,695	0.4%
Align Technology, Inc. (I)	20,764	1,928,976	0.4%
Medidata Solutions, Inc. (I)	37,962	2,053,744	0.4%
Neurocrine Biosciences, Inc. (I)	50,613	2,452,706	0.5%
Wright Medical Group NV (I)	119,491	2,958,597	0.6%
OTHER SECURITIES		39,322,927	7.3%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       12

			Shares	Value	% of Net Assets
Industrials 18.4%				$97,915,205	18.4%
	AECOM (I)		87,194	2,688,191	0.5%
	EnerSys		27,872	1,961,631	0.4%
	HEICO Corp.		27,952	1,899,618	0.4%
	Kirby Corp. (I)		37,266	1,941,559	0.4%
	Ritchie Brothers Auctioneers, Inc.		70,153	2,443,429	0.5%
	Terex Corp.		129,068	3,133,771	0.6%
	Titan Machinery, Inc. (I)(L)		207,483	2,222,143	0.4%
	Triumph Group, Inc.		111,302	3,546,082	0.7%
	WageWorks, Inc. (I)		38,564	2,382,870	0.5%
OTHER SECURITIES				75,695,911	14.0%
Information technology 15.6%				83,006,548	15.6%
	Blackbaud, Inc.		43,264	2,914,696	0.6%
	Entegris, Inc. (I)		110,878	1,889,361	0.4%
	EPAM Systems, Inc. (I)		27,249	1,858,654	0.4%
	Intersil Corp., Class A		109,538	2,162,280	0.4%
	IPG Photonics Corp. (I)		37,100	3,226,958	0.6%
	LogMeIn, Inc. (I)		29,037	2,424,590	0.5%
	MACOM Technology Solutions Holdings, Inc (I)		61,460	2,532,152	0.5%
	Power Integrations, Inc.		39,795	2,324,028	0.4%
	Tyler Technologies, Inc. (I)		14,427	2,365,307	0.5%
OTHER SECURITIES				61,308,522	11.3%
Materials 5.6%				29,890,246	5.6%
	Balchem Corp.		30,311	2,122,679	0.4%
	Innophos Holdings, Inc.		52,344	2,209,964	0.4%
	Reliance Steel & Aluminum Company		35,707	2,573,761	0.5%
OTHER SECURITIES				22,983,842	4.3%
Real estate 1.8%				9,794,806	1.8%
	Hersha Hospitality Trust		94,900	1,854,346	0.4%
OTHER SECURITIES				7,940,460	1.4%
Telecommunication services 0.8%				4,212,948	0.8%
Utilities 0.8%				4,017,339	0.8%
Rights 0.0%				$374
(Cost $0)
	Yield (%)		Shares	Value	% of Net Assets
Securities lending collateral 2.4%				$12,923,858
(Cost $12,923,065)
John Hancock Collateral Trust (W)	0.6375(Y	)	1,291,585	12,923,858	2.4%
Short-term investments 1.0%				$5,241,842
(Cost $5,241,842)
Money market funds 1.0%				5,241,842	1.0%
State Street Institutional Treasury Money Market Fund, Premier Class	0.1886(Y	)	4,408,523	4,408,523	0.8%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       13

Yield (%)	Shares	Value	% of Net Assets
Money market funds (continued)
OTHER SECURITIES		$833,319	0.2%
Total investments (Cost $492,280,048)† 101.6%		$540,510,158	101.6%
Other assets and liabilities, net (1.6%)		(8,459,527)	(1.6)%
Total net assets 100.0%		$532,050,631	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $493,736,431. Net unrealized appreciation aggregated to $46,773,727, of which $70,109,818 related to appreciated investment securities and $23,336,091 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Unaffiliated investments, at value (Cost $479,356,983) including $12,476,939 of securities loaned	$527,586,300
Affiliated investments, at value (Cost $12,923,065)	12,923,858
Total investments, at value (Cost $492,280,048)	540,510,158
Cash	419
Receivable for investments sold	9,282,801
Receivable for fund shares sold	35,963
Dividends and interest receivable	385,307
Receivable for securities lending income	10,005
Other receivables and prepaid expenses	76,586
Total assets	550,301,239
Liabilities
Payable for investments purchased	4,437,630
Payable for fund shares repurchased	664,738
Payable upon return of securities loaned	12,928,476
Payable to affiliates
Accounting and legal services fees	221
Transfer agent fees	35,448
Trustees' fees	373
Investment management fees	3,013
Other liabilities and accrued expenses	180,709
Total liabilities	18,250,608
Net assets	$532,050,631
Net assets consist of
Paid-in capital	$485,187,619
Undistributed net investment income	573,829
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,940,927)
Net unrealized appreciation (depreciation) on investments	48,230,110
Net assets	$532,050,631

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($298,964,356 ÷ 12,264,463 shares)[1]	$24.38
Class C ($21,104,231 ÷ 873,729 shares)[1]	$24.15
Class I ($9,355,909 ÷ 383,329 shares)	$24.41
Class R1 ($91,036 ÷ 3,739 shares)	$24.35
Class R2 ($155,473 ÷ 6,370 shares)	$24.41
Class R3 ($98,834 ÷ 4,059 shares)	$24.35
Class R4 ($91,759 ÷ 3,759 shares)	$24.41
Class R5 ($90,246 ÷ 3,694 shares)	$24.43
Class R6 ($1,712,145 ÷ 70,164 shares)	$24.40
Class 1 ($55,291,374 ÷ 2,251,381 shares)	$24.56
Class NAV ($145,095,268 ÷ 5,943,949 shares)	$24.41
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$25.66

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       16

STATEMENT OF OPERATIONS   For the year ended 8-31-16

Investment income
Dividends	$3,905,619
Securities lending	95,848
Interest	8,861
Less foreign taxes withheld	(10,542)
Total investment income	3,999,786
Expenses
Investment management fees	2,785,445
Distribution and service fees	360,238
Accounting and legal services fees	40,142
Transfer agent fees	122,140
Trustees' fees	4,236
State registration fees	55,822
Printing and postage	98,702
Professional fees	161,786
Custodian fees	78,375
Registration and filing fees	132,467
Other	16,481
Total expenses	3,855,834
Less expense reductions	(753,988)
Net expenses	3,101,846
Net investment income	897,940
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	756,597
Affiliated investments	(645)
755,952
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	38,102,452
Affiliated investments	761
38,103,213
Net realized and unrealized gain	38,859,165
Increase in net assets from operations	$39,757,105

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$897,940	$676,901
Net realized gain	755,952	32,575,192
Change in net unrealized appreciation (depreciation)	38,103,213	(37,820,729)
Increase (decrease) in net assets resulting from operations	39,757,105	(4,568,636)
Distributions to shareholders
From net investment income
Class I	(242)	—
Class R2	(72)	—
Class R4	(169)	—
Class R5	(281)	—
Class R6	(329)	—
Class 1	(178,905)	(60,302)
Class NAV	(536,049)	(229,745)
From net realized gain
Class A	(11,959)	—
Class C	(9,858)	—
Class I	(8,151)	—
Class R1	(8,151)	—
Class R2	(8,151)	—
Class R3	(8,151)	—
Class R4	(8,190)	—
Class R5	(8,151)	—
Class R6	(8,151)	—
Class 1	(5,189,313)	(10,377,409)
Class NAV	(13,268,876)	(25,366,632)
Total distributions	(19,253,149)	(36,034,088)
From fund share transactions	(22,247,324)	42,083,936
Issued in reorganization	317,895,822	—
Total from fund share transactions	295,648,498	42,083,936
Total increase	316,152,454	1,481,212
Net assets
Beginning of year	215,898,177	214,416,965
End of year	$532,050,631	$215,898,177
Undistributed net investment income	$573,829	$368,515

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       18

Financial highlights

Class A Shares Period ended	8-31-16		8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$25.43		$27.07
Net investment income (loss)[2]	0.01		(0.01)
Net realized and unrealized gain (loss) on investments	1.15		(1.63)
Total from investment operations	1.16		(1.64)
Less distributions
From net realized gain	(2.21)		—
Net asset value, end of period	$24.38		$25.43
Total return (%)[3,4]	5.17		(6.06	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$299		—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54		1.62	[7]
Expenses including reductions	1.22		1.44	[7]
Net investment income (loss)	0.06		(0.12	) [7]
Portfolio turnover (%)	49	[8]	78	[9]

1	The inception date for Class A shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Portfolio turnover does not reflect merger activity.
9	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       19

Class C Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$25.39	$27.07
Net investment loss[2]	(0.15)	(0.06)
Net realized and unrealized gain (loss) on investments	1.12	(1.62)
Total from investment operations	0.97	(1.68)
Less distributions
From net realized gain	(2.21)	—
Net asset value, end of period	$24.15	$25.39
Total return (%)[3,4]	4.38	(6.21	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$21	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.24	2.31	[7]
Expenses including reductions	1.93	2.14	[7]
Net investment loss	(0.64)	(0.83	) [7]
Portfolio turnover (%)	49 [8]	78	[9]

1	The inception date for Class C shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Portfolio turnover does not reflect merger activity.
9	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       20

Class I Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$25.45	$27.07
Net investment income[2]	0.09	0.01
Net realized and unrealized gain (loss) on investments	1.15	(1.63)
Total from investment operations	1.24	(1.62)
Less distributions
From net investment income	(0.07)	—
From net realized gain	(2.21)	—
Total distributions	(2.28)	—
Net asset value, end of period	$24.41	$25.45
Total return (%)[3]	5.50	(5.98	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$9	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.30	[6]
Expenses including reductions	0.92	1.13	[6]
Net investment income	0.37	0.18	[6]
Portfolio turnover (%)	49 [7]	78	[8]

1	The inception date for Class I shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       21

Class R1 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$25.42	$27.07
Net investment loss[2]	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.16	(1.63)
Total from investment operations	1.14	(1.65)
Less distributions
From net realized gain	(2.21)	—
Net asset value, end of period	$24.35	$25.42
Total return (%)[3]	5.09	(6.10	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.64	1.71	[6]
Expenses including reductions	1.42	1.63	[6]
Net investment loss	(0.07)	(0.32	) [6]
Portfolio turnover (%)	49 [7]	78	[8]

1	The inception date for Class R1 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       22

Class R2 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$25.44	$27.07
Net investment income (loss)[2]	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	1.16	(1.62)
Total from investment operations	1.20	(1.63)
Less distributions
From net investment income	(0.02)	—
From net realized gain	(2.21)	—
Total distributions	(2.23)	—
Net asset value, end of period	$24.41	$25.44
Total return (%)[3]	5.34	(6.02	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	1.46	[6]
Expenses including reductions	1.17	1.38	[6]
Net investment income (loss)	0.17	(0.07	) [6]
Portfolio turnover (%)	49 [7]	78	[8]

1	The inception date for Class R2 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       23

Class R3 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$25.42	$27.07
Net investment loss[2]	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.16	(1.63)
Total from investment operations	1.14	(1.65)
Less distributions
From net realized gain	(2.21)	—
Net asset value, end of period	$24.35	$25.42
Total return (%)[3]	5.09	(6.10	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.64	1.71	[6]
Expenses including reductions	1.42	1.63	[6]
Net investment loss	(0.07)	(0.32	) [6]
Portfolio turnover (%)	49 [7]	78	[8]

1	The inception date for Class R3 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       24

Class R4 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$25.44	$27.07
Net investment income[2]	0.07	—	[3]
Net realized and unrealized gain (loss) on investments	1.16	(1.63)
Total from investment operations	1.23	(1.63)
Less distributions
From net investment income	(0.05)	—
From net realized gain	(2.21)	—
Total distributions	(2.26)	—
Net asset value, end of period	$24.41	$25.44
Total return (%)[4]	5.46	(6.02	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	1.46	[7]
Expenses including reductions	1.07	1.28	[7]
Net investment income	0.28	0.03	[7]
Portfolio turnover (%)	49 [8]	78	[9]

1	The inception date for Class R4 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Portfolio turnover does not reflect merger activity.
9	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       25

Class R5 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$25.46	$27.07
Net investment income[2]	0.10	0.02
Net realized and unrealized gain (loss) on investments	1.16	(1.63)
Total from investment operations	1.26	(1.61)
Less distributions
From net investment income	(0.08)	—
From net realized gain	(2.21)	—
Total distributions	(2.29)	—
Net asset value, end of period	$24.43	$25.46
Total return (%)[3]	5.59	(5.95	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.21	[6]
Expenses including reductions	0.92	1.09	[6]
Net investment income	0.43	0.22	[6]
Portfolio turnover (%)	49 [7]	78	[8]

1	The inception date for Class R5 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       26

Class R6 Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$25.46	$27.07
Net investment income[2]	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.14	(1.62)
Total from investment operations	1.24	(1.61)
Less distributions
From net investment income	(0.09)	—
From net realized gain	(2.21)	—
Total distributions	(2.30)	—
Net asset value, end of period	$24.40	$25.46
Total return (%)[3]	5.52	(5.95	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.21	[6]
Expenses including reductions	0.90	1.11	[6]
Net investment income	0.41	0.19	[6]
Portfolio turnover (%)	49 [7]	78	[8]

1	The inception date for Class R6 shares is 5-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Portfolio turnover does not reflect merger activity.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       27

Class 1 Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$25.59	$30.84	$28.54	$22.72	$20.02
Net investment income[1]	0.09	0.07	— [2]	0.11	0.02
Net realized and unrealized gain (loss) on investments	1.17	(0.67)	5.25	6.22	2.73
Total from investment operations	1.26	(0.60)	5.25	6.33	2.75
Less distributions
From net investment income	(0.08)	(0.03)	(0.06)	(0.12)	(0.05)
From net realized gain	(2.21)	(4.62)	(2.89)	(0.39)	—
Total distributions	(2.29)	(4.65)	(2.95)	(0.51)	(0.05)
Net asset value, end of period	$24.56	$25.59	$30.84	$28.54	$22.72
Total return (%)[3]	5.56	(2.44)	18.66	28.31	13.76
Ratios and supplemental data
Net assets, end of period (in millions)	$55	$62	$75	$68	$54
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.13	1.12	1.11	1.12
Expenses including reductions	0.95	1.05	1.03	1.02	1.03
Net investment income	0.40	0.25	— [4]	0.41	0.11
Portfolio turnover (%)	49 [5]	78	30	22	30

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than 0.005%.
5	Portfolio turnover does not reflect merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       28

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$25.45	$30.70	$28.42	$22.63	$19.94
Net investment income[1]	0.10	0.09	0.02	0.13	0.03
Net realized and unrealized gain (loss) on investments	1.16	(0.68)	5.23	6.18	2.72
Total from investment operations	1.26	(0.59)	5.25	6.31	2.75
Less distributions
From net investment income	(0.09)	(0.04)	(0.08)	(0.13)	(0.06)
From net realized gain	(2.21)	(4.62)	(2.89)	(0.39)	—
Total distributions	(2.30)	(4.66)	(2.97)	(0.52)	(0.06)
Net asset value, end of period	$24.41	$25.45	$30.70	$28.42	$22.63
Total return (%)[2]	5.61	(2.39)	18.72	28.35	13.82
Ratios and supplemental data
Net assets, end of period (in millions)	$145	$153	$139	$113	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.08	1.07	1.06	1.07
Expenses including reductions	0.90	1.00	0.98	0.97	0.98
Net investment income	0.44	0.31	0.05	0.49	0.16
Portfolio turnover (%)	49 [3]	78	30	22	30

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Portfolio turnover does not reflect merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       29

Notes to financial statements

Note 1 — Organization

John Hancock New Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the Trust, are detailed in the Statements of assets and liabilities. Class A and Class C shares are open to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       30

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$77,615,701	$77,615,701	—	—
Consumer staples	13,115,469	13,115,469	—	—
Energy	40,485,610	40,485,610	—	—
Financials	111,250,567	111,250,566	—	$1
Health care	51,039,645	51,037,593	—	2,052
Industrials	97,915,205	97,915,205	—	—
Information technology	83,006,548	83,006,548	—	—
Materials	29,890,246	29,890,246	—	—
Real estate	9,794,806	9,794,806	—	—
Telecommunication services	4,212,948	4,201,907	—	11,041
Utilities	4,017,339	4,017,339	—	—
Rights	374	374	—	—
Securities lending collateral	12,923,858	12,923,858	—	—
Short-term investments	5,241,842	5,241,842	—	—
Total investments in securities	$540,510,158	$540,497,064	—	$13,094

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       31

securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2016, the fund loaned common stocks valued at $12,476,939 and received $12,928,476 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016, were $2,014.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2016, net capital losses of $503,442, that are the result of security transactions occurring after October 31, 2015, are treated as occurring on September 1, 2016, the first day of the fund's next taxable year.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       32

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 was as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$3,067,068	$1,134,087
Long-term capital gains	16,186,081	34,900,001
Total	$19,253,149	$36,034,088

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $592,727 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and merger related transaction.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.900% of the first $2 billion of the fund's aggregate daily net assets; and (b) 0.850% of the fund's aggregate daily net assets in excess of $2 billion. Prior to January 31, 2016, the fund had an investment management agreement with the Advisor under which the fund paid a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.000% of the first $500 million of the fund's aggregate daily net assets; (b) 0.950% of the next $500 million of the fund's aggregate daily net assets; (c) 0.900% of the next 1 billion of the fund's aggregate daily nets assets; and (d) 0.850% of the fund's aggregate daily net assets in excess of $2 billion. Aggregate net assets include the net assets of the fund and John Hancock Small Cap Opportunities Trust of the John Hancock Variable Insurance Trust. The Advisor has subadvisory agreements with Brandywine Global Investment Management, LLC; Dimensional Fund Advisors LP; GW&K Investment Management, LLC; and Invesco Advisers, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31,

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       33

2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective May 1, 2016, the Advisor had contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.79% of average net assets of the fund. For the purpose of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. This agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive fees and/or reimburse operating expenses for each share class of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.21%, 1.91% and 0.90% of average net assets for Class A, Class C and Class I shares, respectively. These expense limitations expire on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time. Prior May 1, 2016, the fee waivers and/or reimbursements were such that these expenses would not exceed 1.44%, 2.14% and %1.13 of average net assets for Class A, Class C and Class I shares, repectively.

The Advisor has contractually agreed to waive fees and/or reimburse operating expenses for each share class of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.79%, 1.54%, 1.69%, 1.29% and 1.09% of average net assets for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, respectively. These expense limitations expire on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average net assets attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its management fee so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average annual net assets of the fund. "Expenses" means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) management fees, (f) class specific fees, (g) acquired fund fees, and (h) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

Effective January 1, 2016, the Advisor has voluntarily agreed to waive a portion of its management fees for the fund. This voluntary waiver is the amount that the subadvisory fee is reduced by Brandywine Global Investment Management, LLC. This voluntary expense reimbursement may terminate at anytime.

For the year ended August 31, 2016, the expense reductions described above amounted to the following:

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       34

Class	Expense reduction	Class	Expense reduction
Class A	$283,690	Class R4	$189
Class C	20,236	Class R5	188
Class I	9,641	Class R6	1,317
Class R1	188	Class NAV	314,338
Class R2	188	Class 1	123,737
Class R3	189	Total	$753,901

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.67% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R1, Class R2, Class R3, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%
Class R2	0.25%	0.25%	Class 1	0.05%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $87 for Class R4 shares for year ended August 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,526 for the year ended August 31, 2016. Of this amount, $509 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,416 was paid as sales commissions to broker-dealers and $601 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $83 and $387 for Class A and Class C shares, respectively.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       35

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$266,579	$110,556
Class C	63,792	7,937
Class I	—	3,479
Class R1	434	15
Class R2	217	15
Class R3	437	15
Class R4	218	15
Class R5	—	15
Class R6	—	93
Class NAV	—	—
Class 1	28,561	—
Total	$360,238	$122,140

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest expense
Lender	$1,573,555	1	0.71%	$31

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       36

Note 5 — Fund share transactions

Transactions in fund shares for years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	172,243	$4,118,702	8,076	$218,419
Issued in reorganization (Note 9)	12,832,876	286,042,237	—	—
Distributions reinvested	167	3,808	—	—
Repurchased	(745,898)	(17,665,101)	(3,001)	(80,087)
Net increase	12,259,388	$272,499,646	5,075	$138,332
Class C shares[1]
Sold	13,448	$314,134	3,928	$105,946
Issued in reorganization (Note 9)	916,619	20,287,524	—	—
Distributions reinvested	75	1,707	—	—
Repurchased	(60,341)	(1,404,369)	—	—
Net increase	869,801	$19,198,996	3,928	$105,946
Class I shares[1]
Sold	27,399	$683,105	3,694.13	$100,000
Issued in reorganization (Note 9)	449,646	10,025,661	—	—
Repurchased	(97,410)	(2,341,923)	—	—
Net increase	379,635	$8,366,843	3,694.13	$100,000
Class R1 shares[1]
Sold	45	$1,000	3,694	$100,000
Net increase	45	$1,000	3,694	$100,000
Class R2 shares[1]
Sold	2,680	$65,400	3,694	$100,000
Repurchased	(4)	(101)	—	—
Net increase	2,676	$65,299	3,694	$100,000
Class R3 shares[1]
Sold	365	$8,724	3,694	$100,000
Net increase	365	$8,724	3,694	$100,000
Class R4 shares[1]
Sold	63	$1,459	3,694.20	$100,000
Distributions reinvested	2	40	—	—
Net increase	65	$1,499	3,694.20	$100,000
Class R5 shares[1]
Sold	—	—	3,694	$100,000
Net increase	—	—	3,694	$100,000
Class R6 shares[1]
Sold	21	$482	3,694	$100,000
Issued in reorganization	69,105	1,540,400	—	—
Repurchased	(2,656)	(60,235)	—	—
Net increase	66,470	$1,480,647	3,694	$100,000

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       37

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	128,775	$3,009,266	155,635	$4,243,168
Distributions reinvested	234,933	5,368,218	394,471	10,437,711
Repurchased	(541,417)	(12,691,398)	(562,044)	(15,884,893)
Net decrease	(177,709)	($4,313,914)	(11,938)	($1,204,014)
Class NAV shares
Sold	19,888	$465,635	4,065,247	$121,822,862
Distributions reinvested	608,146	13,804,925	973,246	25,596,377
Repurchased	(689,457)	(15,930,802)	(3,564,228)	(105,075,567)
Net increase (decrease)	(61,423)	($1,660,242)	1,474,265	$42,343,672
Total net increase	13,339,313	$295,648,498	1,497,188.33	$42,083,936

1 The inception date for Class A to Class R6 shares is 5-27-15.

Affiliates of the fund owned shares of beneficial interest of the following classes, on August 31, 2016.

Class	% by Class	Class	% by Class
Class I	1%	Class R4	98%
Class R1	99%	Class R5	100%
Class R2	58%	Class R6	5%
Class R3	91%	Class NAV	100%

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $148,709,088 and $191,091,123, respectively, for the year ended August 31, 2016.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 27.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Fund II Lifestyle Growth Portfolio	12.2%
John Hancock Fund II Lifestyle Balanced Portfolio	9.2%
John Hancock Fund II Lifestyle Aggressive Portfolio	5.9%

Note 8 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016, the fund engaged in purchases amounting to $331,410.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       38

Note 9 — Reorganization

On April 15, 2016, the shareholders of John Hancock Small Cap Equity Fund (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the fund (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio's shareholders of such Acquiring Portfolio's shares. The reorganization was intended to consolidate the Acquired Portfolio with a portfolio with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio's identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on May 13, 2016. The following outlines the reorganization:

Acquiring portfolio	Acquired portfolio	Acquired net asset value of the acquired portfolio	Depreciation of the acquired portfolio investment	Shares redeemed by the acquired portfolio	Shares issued by the acquiring portfolio	Acquiring portfolio net assets prior to combination	Acquiring portfolio total net assets after combination
New Opportunities	Small Cap Equity Fund	$317,895,822	($16,250,727)	11,031,100	14,268,246	$194,897,503	$512,793,325

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio's Statement of operations at August 31, 2016. See Note 5 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on September 1, 2015, the beginning of the reporting period, the Acquiring Portfolio's pro forma results of operations for the year ended August 31, 2016 are as follows:

Net investment income	($431,676)
Net realized and unrealized gain (loss)	43,370,967
Increase (decrease) in net assets from operations	42,939,291

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       39

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock New Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock New Opportunities Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       40

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $16,186,081 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       41

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with Brandywine Global Investment Management, LLC, Dimensional Fund Advisors LP, Gannett Welsh & Kotler, LLC and Invesco Advisers, Inc. (the Subadvisors) for John Hancock New Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreements between the Advisor and the Subadvisors with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisors, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisors, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from each Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       42

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by each Subadvisor, and is also responsible for monitoring and reviewing the activities of each Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the fund underperformed the average for the one- and three-year periods

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       43

ended December 31, 2015 and outperformed the average for the five-year period ended December 31, 2015. The Board took into account management's discussion of the factors that contributed to the fund's one-year and three-year performance. The Board noted the fund's favorable performance relative the peer group for the five-year period. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees, and that such fees are negotiated at arm's length with respect to each Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisors' services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       44

(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to the Subadvisors' business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fees for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisors, the Board received information provided to the Board by the Subadvisors, including each Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to each Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       45

each Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of each Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisors.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisors compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreements with the Subadvisors, which are not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisors from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreements.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisors) of any material relationships with respect to the Subadvisors, which include arrangements in which the Subadvisors or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and its affiliates may receive from the Subadvisors' relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to each Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisors with respect to the fund and compared them to fees charged by each Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisors performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor's focus on the Subadvisors' performance. The Board also noted the Subadvisors' long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1)	the Subadvisors has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance is being monitored and reasonably addressed, where appropriate;

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       46

(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreements would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       47

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       48

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       49

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       50

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       51

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Brandywine Global Investment Management, LLC
Dimensional Fund Advisors LP
GW & K Investment Management, LLC
Invesco Advisers, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       52

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock New Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318215	452A 8/16 10/16

John Hancock

Spectrum Income Fund

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for fixed-income investors. Corporate bonds, especially higher-yielding segments like emerging markets, sold off through February before mounting a comeback in the second half of the period. Risk assets across the board generally followed suit. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. This uncertainty drove the yield on 10-year U.S. Treasuries to an all-time low of 1.37% in July. In such an environment, our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. The U.S. Federal Reserve has continued to take a cautious and gradual approach to raising rates, and that too should help support the markets here at home.

Looking ahead, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Spectrum Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
33	Financial statements
37	Financial highlights
40	Notes to financial statements
63	Auditor's report
64	Tax information
65	Continuation of investment advisory and subadvisory agreements
71	Trustees and Officers
75	More information

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income with moderate share price fluctuation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/16 (%)

Class A shares (without sales charge)1
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar U.S. multisector bond fund category average
8.18
5.97
5.83
4.56
4.37
4.24
4.83
3.24
4.69
5.63
4.89
5.60
1 year
3 year
5 year
10 year

Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The former Barclays indexes are now being cobranded the Bloomberg Barclays indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that includes dollar-denominated, nonconvertible investment grade issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 3-27-15. The returns prior to this date are that of Class NAV shares, which have lower expenses. Had the returns reflected Class A expenses, returns would be lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks and bonds gained ground during the period

The accommodative monetary policies of the world's central banks provided a favorable backdrop for both asset classes.

The fund outperformed its benchmark

The fund outpaced both the Bloomberg Barclays U.S. Aggregate Bond Index and its Morningstar peer group.

Out-of-benchmark investments helped results

Positions in asset classes that are not represented in the benchmark, such as equities, high-yield bonds, and emerging-market bonds, were the key factors in the fund's outperformance.

PORTFOLIO COMPOSITION AS OF 8/31/16 (%)

■	Corporate bonds	33.6
■	U.S. Government Agency	15.9
■	Foreign government obligations	15.0
■	Common stocks	12.3
■	U.S. Government	7.3
■	Term loans	6.5
■	Asset backed securities	2.9
■	Collateralized mortgage obligations	2.9
■	Municipal bonds	0.4
■	Preferred securities	0.2
■	Short-term investments and other	3.0

As a percentage of net assets.

A note about risks

Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market's perception of issuer creditworthiness. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, extended settlement risk, and the risks of being a lender. Investments in higher-yielding, lower-rated securities include a higher risk of default. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Charles M. Shriver, CFA,
T. Rowe Price Associates, Inc.

Charles M. Shriver, CFA
Portfolio Manager
T. Rowe Price

How would you characterize the investment environment of the 12 months ended August 31, 2016?

U.S. equities traded higher despite bouts of volatility related to global economic and geopolitical concerns. Stocks advanced early in the period as investors shook off fears of a slowdown in Chinese manufacturing, but worries about middling global growth and a renewed fall in oil prices caused stocks to decline at the start of 2016. However, major U.S. benchmarks soon rebounded following announcements of aggressive monetary stimulus by the European Central Bank and the Bank of Japan. In addition, investors grew more confident that the U.S. Federal Reserve (Fed) would maintain its gradual approach to raising interest rates. While stocks plunged again in late June in reaction to the U.K.'s vote to leave the European Union, they quickly recovered their losses and moved to all-time highs in late August.

The U.S. bond market produced solid returns for the year, as well. Short-term interest rates increased in anticipation of tighter Fed policy, but longer-term rates fell sharply as low or negative interest rates in Europe and Japan prompted investors to favor the relatively attractive yields of U.S. sovereign debt. Corporate bonds also did well, whereas mortgage- and asset-backed securities produced more modest gains. High-yield bonds finished in positive territory, with strong performance in the second half of the period offsetting earlier weakness.

The international debt markets produced robust returns, as central banks in Japan and the eurozone continued to buy bonds and push interest rates lower—in some cases, into negative territory. Dollar-denominated emerging-market debt—which rallied significantly in the second half of the period to post a robust gain for the full year—performed much better than local currency bonds, which were hurt by significant currency weakness versus the dollar.

What factors helped and hurt fund performance?

The fund's Class A shares returned 8.18% (excluding sales charges) and outperformed the return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The inclusion of diversifying sectors was the primary factor in the fund's outperformance. While the index is invested in U.S. Treasuries, mortgage-backed securities, and investment-grade corporates,

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       4

"Most notably, dividend-paying equities, emerging-market bonds, non-dollar bonds, and high-yield bonds all outperformed the benchmark and aided the fund's relative performance."
the fund seeks opportunities across the full range of income-producing securities. Most notably, dividend-paying equities, emerging-market bonds, non-dollar bonds, and high-yield bonds all outperformed the benchmark and aided the fund's relative performance. Security selection added further value, led by the emerging-market, international, and investment-grade portfolios. Conversely, an underweight allocation to long-term U.S. Treasuries—which generated strong returns for the year—weighed on relative performance.
The fund employed derivatives at various points during the period, including interest-rate futures, interest-rate swaps, currency forward contracts, instruments linked to credit default swaps and the credit default swap index, and warrants. These instruments enabled the fund to manage its interest-rate, currency, and credit exposure throughout the period.

QUALITY COMPOSITION AS OF 8/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       5

"... we believe that expectations for modest global growth, together with geopolitical uncertainty and the possibility of rising rates, underscores the potential value of the fund's broadly diversified portfolio."

How was the fund positioned during the period?

During the course of the year, we increased the fund's overweight in high-yield bonds relative to U.S. investment-grade bonds. We believe high yield offers an attractive risk/return profile versus investment grade due to its yield advantage and lower downside risk compared to equities. High-yield bonds have recovered from the low levels of early 2016 due in part to the rebound in oil and gas prices. However, the current credit cycle—which has lasted since the financial crisis of 2008—is showing signs of aging. Leverage is increasing, corporate profitability is weakening, and default rates—although still low versus historical averages and generally concentrated in the commodity-related sectors—are rising. We are therefore closely monitoring the asset class to ensure that the risk/return profile remains favorable.

The fund was also overweight in emerging-market debt. Emerging-market bonds offer attractive yields versus other fixed-income alternatives, and the asset class is supported by improving fundamentals. We believe the emerging markets should benefit from continued aggressive monetary easing policies by major central banks, a slower path of Fed interest-rate increases, and the stabilization in commodity prices.

We moved to a lower weight in non-dollar bonds versus U.S. investment-grade bonds in order to

TOP 10 ISSUERS AS OF 8/31/16 (%)

Government National Mortgage Association	10.3
U.S. Treasury	7.3
Federal National Mortgage Association	5.1
Government of Mexico	1.3
Federative Republic of Brazil	1.3
Federal Home Loan Mortgage Corp.	1.1
Republic of Indonesia	0.9
Government of Japan	0.8
Government of Malaysia	0.8
Republic of South Africa	0.7
TOTAL	29.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       6

take advantage of the recent strength in foreign currencies by reducing exposure to low-yielding bond markets. Aggressive quantitative easing measures by the European Central Bank and Bank of Japan have resulted in negative yields in those regions, creating an unattractive risk/return trade-off if interest rates rise. With the effectiveness of monetary policies in these countries appearing limited, the downside risk to their markets has increased.

The fund maintained a modest position in stocks. Although equity markets experienced two major sell-offs in the first half of the year, they managed to rebound despite the weak backdrop for global growth and corporate earnings. At their current levels, valuations are trending above historical averages despite declining profit margins and unimpressive earnings growth. With that said, we believe the backdrop of low but durable economic growth should be supportive for most sectors.

We expect modest returns from bonds in light of the current low-yield environment and the continued uncertainty regarding future Fed actions. The monetary policies of global central banks are expected to remain accommodative for some time, however, which should moderate the downside risks to bonds. Additionally, we anticipate that the pace of rising U.S. interest rates will be gradual given that growth remains subdued. U.S. yields also remain well above those in other developed markets, a gap that continues to fuel investor demand. With this as the backdrop, the fund's investment-grade bond portfolio remains diversified among U.S. Treasuries, mortgage-backed securities, corporate issues, and securitized products such as asset-backed securities.

Overall, we believe that expectations for modest global growth, together with geopolitical uncertainty and the possibility of rising rates, underscores the potential value of the fund's broadly diversified portfolio.

MANAGED BY

Charles M. Shriver, CFA On the fund since 2011 Investing since 1991

The views expressed in this report are exclusively those of Charles M. Shriver, CFA, T. Rowe Price, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 8-31-16	as of 8-31-16
Class A2	3.81	3.97	5.20	21.47	65.99	2.47	2.38
Class C2	6.37	4.61	5.52	25.25	71.13	1.77	1.73
Class NAV[3]	8.58	4.96	5.70	27.40	74.06	2.87	2.83
Index†	5.97	3.24	4.89	17.30	61.15	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class NAV
Gross (%)	1.22	1.92	0.79
Net (%)	1.13	1.88	0.79

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Spectrum Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-31-06	17,113	17,113	16,115
Class NAV[3]	8-31-06	17,406	17,406	16,115

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Class A and Class C shares were first offered on 3-27-15. The returns prior to this date are that of Class NAV shares, which have lower expenses. Had the returns reflected Class A and Class C expenses, returns would be lower.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,085.40	$5.50	1.05%
Class C	1,000.00	1,081.40	9.42	1.80%
Class NAV	1,000.00	1,087.30	3.62	0.69%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on March 1, 2016, with the same investment held until August 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 3-1-2016	Ending value on 8-31-2016	Expenses paid during period ended 8-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.90	$5.33	1.05%
Class C	1,000.00	1,016.10	9.12	1.80%
Class NAV	1,000.00	1,021.70	3.51	0.69%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       11

Fund's investments

Summary of fund's investments as of 8-31-16
(showing percentage of total net assets)

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund's total net assets as of the report date. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at http://www.sec.gov.

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government and Agency obligations 23.2%				$218,663,254
(Cost $209,427,845)
U.S. Government 7.3%				68,587,620	7.3%
U.S. Treasury
Bond	2.500	02-15-45 to 05-15-46	2,695,000	2,849,466	0.4%
Bond	2.750	08-15-42 to 11-15-42	2,310,000	2,566,298	0.2%
Bond	3.000	05-15-42 to 11-15-45	8,825,000	10,273,365	1.1%
Bond	3.125	02-15-43 to 08-15-44	2,865,000	3,406,454	0.4%
Bond	3.375	05-15-44	1,610,000	2,004,952	0.2%
Bond	3.500	02-15-39	690,000	869,831	0.1%
Bond	3.625	08-15-43 to 02-15-44	2,700,000	3,507,412	0.4%
Bond	4.375	05-15-41	1,325,000	1,896,200	0.2%
Bond	4.625	02-15-40	25,000	36,725	0.0%
Bond	5.375	02-15-31	155,000	227,735	0.0%
Bond	6.125	11-15-27 to 08-15-29	540,000	801,023	0.1%
Note	0.750	01-31-18 to 07-15-19	418,000	417,627	0.0%
Note	0.875	03-31-18 to 05-15-19	3,095,000	3,097,874	0.4%
Note	1.000	12-15-17	50,000	50,156	0.0%
Note	1.125	06-30-21 to 07-31-21	458,000	456,199	0.0%
Note	1.250	01-31-20	185,000	186,373	0.0%
Note	1.375	05-31-21	970,000	978,070	0.1%
Note	1.500	05-31-19 to 08-15-26	980,000	988,061	0.1%
Note	1.625	11-30-20 to 05-15-26	2,390,000	2,402,585	0.2%
Note	1.750	09-30-19 to 05-15-23	820,000	838,295	0.1%
Note	2.000	08-31-21 to 02-15-25	2,090,000	2,166,723	0.2%
Note	2.250	11-15-24	335,000	353,595	0.0%
Note	2.375	08-15-24	40,000	42,573	0.0%
Note	2.500	05-15-24	420,000	450,811	0.1%
Note	2.625	08-15-20	500,000	528,906	0.1%
Note	3.125	05-15-21	465,000	505,561	0.1%
Note	3.625	02-15-20	280,000	304,555	0.0%
STRIPS PO	1.193	05-15-21	540,000	509,258	0.1%
Treasury Inflation Protected Security	0.125	04-15-17 to 07-15-24	16,070,945	16,179,789	1.7%
Treasury Inflation Protected Security	0.375	07-15-23 to 07-15-25	816,113	834,306	0.1%
Treasury Inflation Protected Security	0.625	01-15-24 to 01-15-26	3,025,109	3,148,725	0.3%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       12

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government (continued)
Treasury Inflation Protected Security	0.750	02-15-45	209,815	$217,820	0.0%
Treasury Inflation Protected Security	1.000	02-15-46	91,545	101,926	0.0%
Treasury Inflation Protected Security	1.125	01-15-21	1,783,749	1,878,670	0.2%
Treasury Inflation Protected Security	1.250	07-15-20	944,886	1,000,123	0.1%
Treasury Inflation Protected Security	1.375	02-15-44	211,995	252,747	0.0%
Treasury Inflation Protected Security	1.625	01-15-18	11,734	12,037	0.0%
Treasury Inflation Protected Security	2.125	02-15-40	161,687	216,073	0.0%
Treasury Inflation Protected Security	3.875	04-15-29	271,223	389,187	0.1%
OTHER SECURITIES				1,639,534	0.2%
U.S. Government Agency 15.9%				150,075,634	15.9%
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	2.500	05-01-28	502,857	520,519	0.1%
15 Yr Pass Thru	4.000	01-01-25 to 05-01-26	127,365	135,945	0.0%
15 Yr Pass Thru	4.500	11-01-18 to 05-01-19	22,169	22,860	0.0%
15 Yr Pass Thru	5.000	10-01-18 to 07-01-25	115,229	122,749	0.0%
15 Yr Pass Thru	5.500	03-01-18 to 11-01-21	69,884	74,022	0.0%
15 Yr Pass Thru	6.000	04-01-17 to 08-01-22	32,032	34,591	0.0%
15 Yr Pass Thru	6.500	05-01-17 to 08-01-17	1,929	1,961	0.0%
30 Yr Pass Thru(P)	2.341	09-01-35	14,137	14,762	0.0%
30 Yr Pass Thru(P)	2.475	07-01-35	11,464	12,025	0.0%
30 Yr Pass Thru(P)	2.479	07-01-35	19,415	20,533	0.0%
30 Yr Pass Thru(P)	2.535	09-01-32	818	859	0.0%
30 Yr Pass Thru	2.598	01-01-36 to 03-01-36	9,734	10,240	0.0%
30 Yr Pass Thru(P)	2.618	02-01-37	30,064	31,577	0.0%
30 Yr Pass Thru(P)	2.664	01-01-37	5,565	5,861	0.0%
30 Yr Pass Thru(P)	2.667	06-01-38	18,757	19,641	0.0%
30 Yr Pass Thru(P)	2.676	02-01-37	17,278	18,212	0.0%
30 Yr Pass Thru(P)	2.775	11-01-35	3,241	3,419	0.0%
30 Yr Pass Thru(P)	2.848	05-01-37	18,280	19,236	0.0%
30 Yr Pass Thru	3.000	12-01-42 to 06-01-43	1,859,852	1,937,085	0.2%
30 Yr Pass Thru(P)	3.055	02-01-37	27,705	29,516	0.0%
30 Yr Pass Thru	3.500	09-01-42 to 05-01-46	1,776,235	1,880,708	0.2%
30 Yr Pass Thru	4.000	10-01-40 to 09-01-44	840,736	906,040	0.0%
30 Yr Pass Thru	4.500	12-01-39 to 04-01-41	778,876	855,969	0.1%
30 Yr Pass Thru	5.000	11-01-33 to 04-01-40	189,843	211,873	0.0%
30 Yr Pass Thru	5.500	10-01-38	171,568	194,374	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       13

	Rate (%)	Maturity date		Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
30 Yr Pass Thru(P)	5.832	12-01-36		5,205	$5,462	0.0%
30 Yr Pass Thru	6.000	12-01-28 to 09-01-35		58,684	67,469	0.0%
30 Yr Pass Thru(P)	6.020	10-01-36		21,962	23,125	0.0%
30 Yr Pass Thru(P)	6.080	11-01-36		13,948	14,607	0.0%
30 Yr Pass Thru	6.500	12-01-23 to 11-01-33		20,176	23,380	0.0%
30 Yr Pass Thru	7.000	02-01-24 to 06-01-32		74,514	88,662	0.0%
30 Yr Pass Thru	7.500	05-01-24 to 06-01-24		955	1,091	0.0%
Federal National Mortgage Association
15 Yr Pass Thru(C)	2.500		TBA	3,010,000	3,074,411	0.4%
15 Yr Pass Thru	2.500	10-01-27 to 05-01-30		1,673,893	1,733,097	0.1%
15 Yr Pass Thru(C)	3.000		TBA	615,000	643,856	0.1%
15 Yr Pass Thru	3.000	01-01-27 to 10-01-30		1,004,444	1,056,488	0.1%
15 Yr Pass Thru	3.500	01-01-26 to 02-01-27		239,162	252,939	0.0%
15 Yr Pass Thru	4.000	03-01-25 to 02-01-27		670,572	716,456	0.0%
15 Yr Pass Thru	4.500	05-01-19 to 10-01-26		466,605	497,402	0.0%
15 Yr Pass Thru	5.000	05-01-18 to 09-01-25		353,673	374,510	0.0%
15 Yr Pass Thru	5.500	11-01-16 to 01-01-25		109,549	116,557	0.0%
15 Yr Pass Thru	6.000	03-01-21 to 03-01-23		139,622	151,243	0.0%
15 Yr Pass Thru	6.500	06-01-17		268	272	0.0%
30 Yr Pass Thru(P)	2.115	07-01-27		214	217	0.0%
30 Yr Pass Thru(P)	2.233	10-01-33		23,751	24,392	0.0%
30 Yr Pass Thru(P)	2.236	12-01-35		6,671	6,917	0.0%
30 Yr Pass Thru(P)	2.274	07-01-35		16,594	17,289	0.0%
30 Yr Pass Thru(P)	2.394	09-01-35		68,053	71,231	0.0%
30 Yr Pass Thru(P)	2.416	12-01-35		5,682	5,939	0.0%
30 Yr Pass Thru(P)	2.453	08-01-36		55,483	58,176	0.0%
30 Yr Pass Thru(P)	2.499	08-01-37		33,661	35,362	0.0%
30 Yr Pass Thru	2.500	10-01-27 to 04-01-28		99,937	103,427	0.0%
30 Yr Pass Thru	2.500	02-01-43 to 03-01-43		234,268	236,537	0.0%
30 Yr Pass Thru(P)	2.645	12-01-35		2,818	2,967	0.0%
30 Yr Pass Thru(P)	2.767	12-01-35		1,620	1,710	0.0%
30 Yr Pass Thru(P)	2.931	05-01-38		14,854	15,694	0.0%
30 Yr Pass Thru(C)	3.000		TBA	2,205,000	2,282,003	0.3%
30 Yr Pass Thru	3.000	10-01-28 to 08-01-46		6,407,125	6,682,725	0.7%
30 Yr Pass Thru(C)	3.000	07-01-46		66,879	69,793	0.0%
30 Yr Pass Thru(C)	3.500		TBA	3,400,000	3,577,971	0.4%
30 Yr Pass Thru	3.500	06-01-42 to 05-01-46		10,070,255	10,648,120	1.4%
30 Yr Pass Thru	3.500	01-01-44 to 07-01-44		282,025	299,644	0.0%
30 Yr Pass Thru(C)	4.000		TBA	965,000	1,033,530	0.1%
30 Yr Pass Thru	4.000	11-01-40 to 01-01-46		4,719,715	5,079,801	0.6%
30 Yr Pass Thru	4.500	09-01-39 to 04-01-42		1,910,949	2,096,636	0.3%
30 Yr Pass Thru	5.000	07-01-33 to 06-01-40		2,084,297	2,327,410	0.3%
30 Yr Pass Thru	5.500	04-01-35 to 03-01-40		1,260,317	1,430,396	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       14

	Rate (%)	Maturity date		Par value^		Value	% of Net Assets
U.S. Government Agency (continued)
30 Yr Pass Thru(P)	5.687	01-01-19			89	$92	0.0%
30 Yr Pass Thru(P)	5.894	09-01-36			4,386	4,552	0.0%
30 Yr Pass Thru	6.000	11-01-32 to 10-01-40			1,125,438	1,291,721	0.0%
30 Yr Pass Thru	6.500	07-01-32 to 05-01-40			462,688	539,495	0.0%
30 Yr Pass Thru	7.000	12-01-29 to 04-01-37			10,562	12,498	0.0%
30 Yr Pass Thru	7.125	01-15-30			365,000	572,116	0.1%
Government National Mortgage Association
15 Yr Pass Thru	3.000	01-15-26 to 11-20-27			1,546,003	1,634,160	0.2%
15 Yr Pass Thru	3.500	09-20-25 to 07-20-29			147,818	157,749	0.0%
15 Yr Pass Thru	5.000	02-15-18 to 06-15-20			35,572	36,912	0.0%
15 Yr Pass Thru	6.000	09-20-16 to 10-20-20			42,078	43,634	0.0%
30 Yr Pass Thru	2.500	01-20-45			433,242	442,143	0.1%
30 Yr Pass Thru	2.500	12-15-42 to 06-20-45			2,451,358	2,503,757	0.2%
30 Yr Pass Thru(C)	3.000		TBA		820,000	857,229	0.1%
30 Yr Pass Thru	3.000	07-20-42 to 08-20-46			9,405,419	9,880,431	1.1%
30 Yr Pass Thru	3.000	03-20-43 to 01-20-45			1,281,874	1,349,289	0.2%
30 Yr Pass Thru(C)	3.500		TBA		3,195,000	3,389,945	0.4%
30 Yr Pass Thru	3.500	09-15-41 to 08-20-46			32,097,939	34,206,363	3.8%
30 Yr Pass Thru(C)	3.500	04-20-43			282,856	300,921	0.0%
30 Yr Pass Thru	4.000	04-20-39 to 05-20-46			16,441,779	17,659,643	1.9%
30 Yr Pass Thru	4.500	05-15-39 to 01-20-46			7,930,438	8,718,969	0.9%
30 Yr Pass Thru(C)	4.500	02-20-46			1,861,417	2,009,313	0.2%
30 Yr Pass Thru	5.000	06-20-33 to 08-20-42			4,312,957	4,829,069	0.5%
30 Yr Pass Thru	5.500	02-15-29 to 03-20-44			3,284,254	3,734,271	0.5%
30 Yr Pass Thru	6.000	04-20-28 to 02-20-39			1,955,607	2,261,554	0.3%
30 Yr Pass Thru	6.500	12-15-23 to 05-15-40			958,487	1,110,557	0.0%
30 Yr Pass Thru	7.000	04-15-17 to 12-15-34			415,647	492,351	0.0%
30 Yr Pass Thru	9.250	02-15-17 to 12-15-19			816	895	0.0%
30 Yr Pass Thru	9.750	07-15-17 to 02-15-21			1,139	1,290	0.0%
30 Yr Pass Thru	10.250	11-15-20			1,074	1,224	0.0%
Foreign government obligations 15.0%						$141,553,869
(Cost $135,784,197)
Albania 0.1%						718,375	0.1%
Angola 0.0%						199,500	0.0%
Argentina 0.4%						3,820,242	0.4%
Republic of Argentina	2.260	12-31-38		EUR	170,000	119,639	0.0%
Republic of Argentina (P)	5.830	12-31-33		ARS	340,000	150,795	0.0%
Republic of Argentina (S)	6.875	04-22-21			875,000	948,063	0.1%
Republic of Argentina	7.500	04-22-26			300,000	334,500	0.1%
Republic of Argentina	7.820	12-31-33		EUR	172,013	204,749	0.0%
Republic of Argentina	7.820	12-31-38			325,000	226,688	0.0%
Republic of Argentina	8.280	12-31-33			686,999	788,331	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       15

	Rate (%)		Maturity date	Par value^		Value	% of Net Assets
Argentina (continued)
Republic of Argentina	8.750		05-07-24		295,414	$349,918	0.1%
Republic of Argentina (P)	33.078		03-01-18	ARS	1,000,000	68,109	0.0%
Republic of Argentina, GDP-Linked Note (I)	4.502	*	12-15-35		2,750,000	292,325	0.0%
OTHER SECURITIES						337,125	0.0%
Australia 0.2%						1,456,855	0.2%
Austria 0.0%						324,222	0.0%
Belgium 0.1%						960,430	0.1%
Bermuda 0.0%						321,000	0.0%
Brazil 1.3%						11,941,874	1.3%
Federative Republic of Brazil	4.250		01-07-25		1,835,000	1,830,413	0.2%
Federative Republic of Brazil	5.625		01-07-41		1,340,000	1,353,400	0.1%
Federative Republic of Brazil	6.000		05-15-45	BRL	169,000	158,373	0.0%
Federative Republic of Brazil	8.250		01-20-34		90,000	118,125	0.0%
Federative Republic of Brazil	10.000		01-01-17	BRL	153,000	47,590	0.0%
Federative Republic of Brazil	10.000		01-01-18	BRL	3,779,000	1,154,329	0.1%
Federative Republic of Brazil	10.000		01-01-19	BRL	1,690,000	510,803	0.1%
Federative Republic of Brazil	10.000		01-01-21	BRL	8,251,000	2,433,031	0.3%
Federative Republic of Brazil	10.000		01-01-23	BRL	548,000	158,259	0.0%
Federative Republic of Brazil	10.000		01-01-25	BRL	2,221,000	631,708	0.1%
Federative Republic of Brazil	10.000		01-01-27	BRL	8,633,000	2,401,587	0.3%
OTHER SECURITIES						1,144,256	0.1%
Bulgaria 0.0%						312,467	0.0%
Canada 0.3%						3,198,108	0.3%
Colombia 0.3%						3,249,626	0.3%
Republic of Colombia	5.000		06-15-45		650,000	704,438	0.1%
Republic of Colombia	5.625		02-26-44		200,000	230,750	0.0%
Republic of Colombia	6.000		04-28-28	COP	1,878,400,000	559,222	0.1%
Republic of Colombia	6.125		01-18-41		125,000	150,781	0.0%
Republic of Colombia	7.500		08-26-26	COP	3,109,600,000	1,049,030	0.1%
Republic of Colombia	10.000		07-24-24	COP	1,428,600,000	555,405	0.0%
Croatia 0.2%						2,058,074	0.2%
Cyprus 0.2%						1,562,686	0.2%
Czech Republic 0.1%						694,072	0.1%
Denmark 0.0%						211,597	0.0%
Dominican Republic 0.2%						1,394,050	0.2%
Ecuador 0.0%						204,808	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       16

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
El Salvador 0.1%					$469,200	0.1%
France 0.1%					873,245	0.1%
Gabon 0.1%					696,262	0.1%
Germany 0.1%					839,347	0.1%
Grenada 0.0%					58,288	0.0%
Hungary 0.2%					1,463,619	0.2%
Iceland 0.0%					237,524	0.0%
India 0.1%					948,806	0.1%
Indonesia 1.0%					9,451,959	1.0%
Republic of Indonesia	3.375	04-15-23		950,000	978,574	0.1%
Republic of Indonesia (S)	3.750	04-25-22		675,000	711,918	0.1%
Republic of Indonesia (S)	3.750	06-14-28	EUR	402,000	491,789	0.1%
Republic of Indonesia	3.750	06-14-28	EUR	230,000	281,372	0.0%
Republic of Indonesia	4.125	01-15-25		200,000	212,760	0.0%
Republic of Indonesia	4.625	04-15-43		620,000	661,705	0.1%
Republic of Indonesia (S)	4.875	05-05-21		220,000	243,095	0.0%
Republic of Indonesia	5.250	01-17-42		300,000	345,405	0.0%
Republic of Indonesia	5.625	05-15-23	IDR	12,950,000,000	900,229	0.1%
Republic of Indonesia	6.125	05-15-28	IDR	6,450,000,000	439,030	0.1%
Republic of Indonesia	7.000	05-15-22	IDR	4,589,000,000	345,620	0.0%
Republic of Indonesia	8.250	07-15-21	IDR	4,900,000,000	390,569	0.0%
Republic of Indonesia	8.250	06-15-32	IDR	3,095,000,000	249,653	0.0%
Republic of Indonesia	8.500	10-12-35		100,000	151,344	0.0%
Republic of Indonesia	9.500	05-15-41	IDR	4,682,000,000	411,911	0.1%
Republic of Indonesia	10.000	09-15-24	IDR	6,540,000,000	574,917	0.1%
OTHER SECURITIES					2,062,068	0.2%
Ireland 0.2%					2,072,604	0.2%
Israel 0.2%					1,869,624	0.2%
Italy 0.6%					5,557,811	0.6%
Republic of Italy	0.700	05-01-20	EUR	404,000	461,281	0.1%
Republic of Italy	2.000	12-01-25	EUR	150,000	181,737	0.0%
Republic of Italy	3.100	09-15-26	EUR	372,775	525,678	0.1%
Republic of Italy (S)	3.250	09-01-46	EUR	593,000	821,228	0.1%
Republic of Italy	3.500	12-01-18	EUR	746,000	898,703	0.1%
Republic of Italy	4.250	09-01-19	EUR	376,000	472,852	0.1%
Republic of Italy	4.250	03-01-20	EUR	320,000	409,383	0.0%
Republic of Italy	4.500	02-01-20	EUR	314,000	403,438	0.0%
Republic of Italy	4.750	09-01-21	EUR	870,000	1,186,068	0.1%
Republic of Italy (S)	4.750	09-01-44	EUR	114,000	197,443	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       17

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Ivory Coast 0.1%					$1,000,542	0.1%
Jamaica 0.2%					2,316,089	0.2%
Government of Jamaica	6.750	04-28-28		515,000	584,525	0.0%
Government of Jamaica	7.625	07-09-25		640,000	744,000	0.1%
Government of Jamaica	7.875	07-28-45		200,000	233,000	0.0%
Government of Jamaica	8.000	03-15-39		595,000	699,125	0.1%
Government of Jamaica	8.500	11-16-21		52,381	55,439	0.0%
Japan 1.2%					11,328,701	1.2%
Government of Japan	0.400	03-20-25	JPY	74,050,000	747,920	0.1%
Government of Japan	1.200	12-20-34	JPY	226,150,000	2,549,667	0.3%
Government of Japan	1.400	09-20-34	JPY	145,500,000	1,690,677	0.2%
Government of Japan	1.400	03-20-55	JPY	26,500,000	338,769	0.0%
Government of Japan	1.700	09-20-44	JPY	193,900,000	2,517,336	0.2%
Government of Japan, CPI Linked Bond	0.100	09-10-23	JPY	108,768,000	1,096,564	0.1%
Government of Japan, CPI Linked Bond	0.100	03-10-24	JPY	80,896,000	815,911	0.1%
Government of Japan, CPI Linked Bond	0.100	09-10-24	JPY	61,254,000	622,206	0.1%
Government of Japan, CPI Linked Bond	0.100	03-10-25	JPY	93,313,000	949,651	0.1%
Kenya 0.0%					390,797	0.0%
Latvia 0.0%					422,983	0.0%
Lebanon 0.1%					723,609	0.1%
Malaysia 0.8%					7,783,054	0.8%
Government of Malaysia	3.418	08-15-22	MYR	2,929,000	722,582	0.1%
Government of Malaysia	3.654	10-31-19	MYR	2,795,000	702,918	0.1%
Government of Malaysia	3.659	10-15-20	MYR	1,470,000	369,730	0.0%
Government of Malaysia	3.795	09-30-22	MYR	3,389,000	853,736	0.1%
Government of Malaysia	4.160	07-15-21	MYR	4,244,000	1,091,343	0.1%
Government of Malaysia	4.232	06-30-31	MYR	767,000	195,630	0.0%
Government of Malaysia	4.240	02-07-18	MYR	1,213,000	306,297	0.0%
Government of Malaysia	4.378	11-29-19	MYR	2,575,000	660,916	0.1%
Government of Malaysia	4.392	04-15-26	MYR	1,930,000	502,319	0.1%
Government of Malaysia	4.498	04-15-30	MYR	1,350,000	351,562	0.0%
Government of Malaysia	4.736	03-15-46	MYR	4,800,000	1,235,904	0.1%
Government of Malaysia	4.935	09-30-43	MYR	170,000	44,452	0.0%
OTHER SECURITIES					745,665	0.1%
Mexico 1.3%					12,359,662	1.3%
Government of Mexico	2.500	12-10-20	MXN	5	0	0.0%
Government of Mexico	3.625	04-09-29	EUR	100,000	132,600	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       18

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Mexico (continued)
Government of Mexico	4.000	10-02-23		270,000	$293,625	0.0%
Government of Mexico	4.500	12-04-25	MXN	2,799,367	170,868	0.0%
Government of Mexico	4.600	01-23-46		645,000	695,794	0.1%
Government of Mexico	4.750	03-08-44		770,000	847,963	0.1%
Government of Mexico	5.000	12-11-19	MXN	87,483,000	4,589,922	0.5%
Government of Mexico	5.750	10-12-49		50,000	57,000	0.0%
Government of Mexico	6.500	06-10-21	MXN	3,580,000	197,429	0.0%
Government of Mexico	6.500	06-09-22	MXN	10,573,000	585,228	0.1%
Government of Mexico	7.500	06-03-27	MXN	8,272,000	493,342	0.1%
Government of Mexico	7.750	05-29-31	MXN	18,760,000	1,150,884	0.1%
Government of Mexico	7.750	11-13-42	MXN	14,061,000	881,080	0.1%
Government of Mexico	8.000	06-11-20	MXN	18,263,000	1,053,730	0.1%
Government of Mexico	8.500	11-18-38	MXN	1,050,000	69,945	0.0%
Government of Mexico	10.000	12-05-24	MXN	16,240,000	1,103,983	0.1%
Government of Mexico	10.000	11-20-36	MXN	480,000	36,269	0.0%
Morocco 0.1%					864,094	0.1%
Netherlands 0.1%					592,385	0.1%
Norway 0.0%					259,073	0.0%
Oman 0.0%					206,831	0.0%
Pakistan 0.1%					699,019	0.1%
Peru 0.1%					557,681	0.1%
Philippines 0.1%					626,066	0.1%
Poland 0.4%					3,506,067	0.4%
Republic of Poland	1.500	04-25-20	PLN	1,110,000	279,668	0.0%
Republic of Poland	1.750	07-25-21	PLN	2,430,000	609,994	0.1%
Republic of Poland	2.500	07-25-18	PLN	1,070,000	278,071	0.0%
Republic of Poland	2.500	07-25-26	PLN	3,600,000	900,567	0.1%
Republic of Poland	4.000	10-25-23	PLN	2,263,000	635,008	0.1%
Republic of Poland	5.750	09-23-22	PLN	2,104,000	641,349	0.1%
Republic of Poland	5.750	04-25-29	PLN	490,000	161,410	0.0%
Romania 0.3%					2,976,561	0.3%
Government of Romania	4.625	09-18-20	EUR	110,000	143,855	0.0%
Government of Romania	4.750	06-24-19	RON	370,000	100,814	0.0%
Government of Romania	4.750	02-24-25	RON	1,960,000	559,112	0.1%
Government of Romania	4.875	11-07-19	EUR	225,000	288,123	0.0%
Government of Romania	5.750	04-29-20	RON	1,420,000	404,183	0.0%
Government of Romania	5.800	07-26-27	RON	1,510,000	471,880	0.1%
Government of Romania	5.850	04-26-23	RON	2,460,000	738,705	0.1%
Government of Romania	5.950	06-11-21	RON	920,000	269,889	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       19

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Russia 0.6%					$5,971,742	0.6%
Government of Russia	3.500	01-16-19		200,000	204,039	0.0%
Government of Russia	4.500	04-04-22		1,400,000	1,500,521	0.1%
Government of Russia	4.875	09-16-23		600,000	656,249	0.1%
Government of Russia	7.050	01-19-28	RUB	11,000,000	156,043	0.0%
Government of Russia	7.500	03-15-18	RUB	7,100,000	106,767	0.0%
Government of Russia	7.500	02-27-19	RUB	1,107,000	16,525	0.0%
Government of Russia	7.600	07-20-22	RUB	101,582,000	1,504,872	0.2%
Government of Russia	8.150	02-03-27	RUB	32,992,000	508,637	0.1%
OTHER SECURITIES					1,318,089	0.1%
Serbia 0.3%					2,569,138	0.3%
Republic of Serbia	4.875	02-25-20		800,000	831,999	0.1%
Republic of Serbia	6.750	11-01-24		227,604	230,627	0.0%
Republic of Serbia	7.250	09-28-21		1,300,000	1,506,512	0.2%
Singapore 0.0%					326,190	0.0%
Slovenia 0.4%					3,433,872	0.4%
Republic of Slovenia	1.500	03-25-35	EUR	140,000	152,873	0.0%
Republic of Slovenia	2.125	07-28-25	EUR	345,000	429,857	0.1%
Republic of Slovenia	2.250	03-03-32	EUR	650,000	805,808	0.1%
Republic of Slovenia	4.625	09-09-24	EUR	150,000	220,681	0.0%
Republic of Slovenia	5.125	03-30-26	EUR	172,000	268,113	0.0%
Republic of Slovenia	5.250	02-18-24		640,000	740,335	0.1%
Republic of Slovenia	5.850	05-10-23		494,000	585,078	0.1%
OTHER SECURITIES					231,127	0.0%
South Africa 0.7%					7,007,521	0.7%
Republic of South Africa	5.875	09-16-25		1,000,000	1,122,500	0.1%
Republic of South Africa	6.500	02-28-41	ZAR	5,273,000	252,259	0.0%
Republic of South Africa	6.750	03-31-21	ZAR	2,995,000	190,543	0.0%
Republic of South Africa	7.000	02-28-31	ZAR	24,867,000	1,371,727	0.1%
Republic of South Africa	7.250	01-15-20	ZAR	22,160,000	1,461,365	0.2%
Republic of South Africa	7.750	02-28-23	ZAR	4,300,000	278,552	0.0%
Republic of South Africa	8.000	01-31-30	ZAR	12,791,000	779,045	0.1%
Republic of South Africa	8.500	01-31-37	ZAR	10,540,000	645,699	0.1%
Republic of South Africa	8.750	02-28-48	ZAR	1,449,000	89,491	0.0%
Republic of South Africa	10.500	12-21-26	ZAR	9,570,000	712,017	0.1%
OTHER SECURITIES					104,323	0.0%
South Korea 0.2%					1,671,395	0.2%
Spain 0.1%					1,042,846	0.1%
Sri Lanka 0.2%					1,481,757	0.2%
Sweden 0.1%					687,613	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       20

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Thailand 0.1%					$1,336,161	0.1%
Trinidad And Tobago 0.0%					414,000	0.0%
Turkey 0.4%					3,977,438	0.4%
Republic of Turkey	3.250	03-23-23		300,000	284,754	0.0%
Republic of Turkey	5.125	03-25-22		250,000	262,563	0.0%
Republic of Turkey	6.000	01-14-41		415,000	455,197	0.1%
Republic of Turkey	6.250	09-26-22		250,000	277,188	0.0%
Republic of Turkey	6.875	03-17-36		510,000	609,035	0.0%
Republic of Turkey	7.100	03-08-23	TRY	333,000	99,959	0.0%
Republic of Turkey	10.400	03-20-24	TRY	1,503,000	528,927	0.1%
Republic of Turkey	10.500	01-15-20	TRY	165,000	58,108	0.0%
OTHER SECURITIES					1,401,707	0.2%
Ukraine 0.3%					2,833,359	0.3%
Republic of Ukraine (P) (S)	4.036	05-31-40		731,000	234,870	0.0%
Republic of Ukraine	7.750	09-01-19		200,000	198,458	0.0%
Republic of Ukraine (S)	7.750	09-01-20		925,000	913,123	0.1%
Republic of Ukraine	7.750	09-01-20		200,000	197,406	0.0%
Republic of Ukraine (S)	7.750	09-01-21		808,000	792,890	0.1%
Republic of Ukraine (S)	7.750	09-01-23		314,000	305,758	0.1%
Republic of Ukraine (S)	7.750	09-01-24		197,000	190,854	0.0%
United Kingdom 0.4%					3,455,156	0.4%
Government of United Kingdom	1.500	01-22-21	GBP	50,000	69,320	0.0%
Government of United Kingdom	3.500	01-22-45	GBP	512,000	1,037,638	0.1%
Government of United Kingdom	4.250	12-07-46	GBP	1,013,000	2,348,198	0.3%
Venezuela 0.0%					228,124	0.0%
Vietnam 0.1%					434,048	0.1%
Zambia 0.1%					904,020	0.1%
Corporate bonds 33.6%					$317,182,497
(Cost $308,760,931)
Consumer discretionary 6.7%					63,600,624	6.7%
Charter Communications Operating LLC (S)	3.579	07-23-20		105,000	109,809	0.0%
Charter Communications Operating LLC (S)	4.908	07-23-25		865,000	953,735	0.1%
Charter Communications Operating LLC (S)	6.384	10-23-35		320,000	382,687	0.1%
Charter Communications Operating LLC (S)	6.484	10-23-45		735,000	903,161	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       21

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Consumer discretionary (continued)
CSC Holdings LLC (S)	10.125	01-15-23		1,200,000	$1,370,250	0.2%
CSC Holdings LLC (S)	10.875	10-15-25		275,000	322,438	0.0%
OTHER SECURITIES					59,558,544	6.2%
Consumer staples 1.1%					10,395,956	1.1%
Energy 5.7%					53,851,694	5.7%
Exxon Mobil Corp. (P)	1.050	03-06-22		355,000	352,534	0.1%
Hess Corp.	1.300	06-15-17		55,000	54,588	0.0%
Hess Corp.	6.000	01-15-40		100,000	104,396	0.0%
Hess Corp.	7.125	03-15-33		35,000	40,593	0.0%
Hess Corp.	7.300	08-15-31		185,000	214,567	0.0%
Hess Corp.	7.875	10-01-29		760,000	923,450	0.1%
Petrobras Global Finance BV	5.625	05-20-43		373,000	287,676	0.0%
Petrobras Global Finance BV	6.750	01-27-41		95,000	83,006	0.0%
Petrobras Global Finance BV	6.850	06-05-49		185,000	154,244	0.0%
Petrobras Global Finance BV	6.850	06-05-2115		137,000	114,395	0.0%
Petrobras Global Finance BV	8.375	05-23-21		1,840,000	1,979,748	0.2%
Petrobras Global Finance BV	8.750	05-23-26		150,000	164,655	0.0%
Petroleos de Venezuela SA	5.250	04-12-17		2,847,300	1,950,401	0.2%
Petroleos de Venezuela SA	5.375	04-12-27		1,250,000	450,000	0.1%
Petroleos de Venezuela SA	6.000	05-16-24		990,000	366,201	0.1%
Petroleos de Venezuela SA	6.000	11-15-26		100,000	36,240	0.0%
Petroleos de Venezuela SA	8.500	11-02-17		1,980,800	1,450,850	0.2%
Petroleos de Venezuela SA	9.000	11-17-21		860,000	422,260	0.1%
Petroleos de Venezuela SA	12.750	02-17-22		150,000	87,000	0.0%
Petroleos Mexicanos	2.750	04-21-27	EUR	170,000	171,507	0.0%
Petroleos Mexicanos	3.125	01-23-19		30,000	30,390	0.0%
Petroleos Mexicanos	3.500	07-18-18		100,000	102,260	0.0%
Petroleos Mexicanos	3.500	07-23-20		55,000	55,688	0.0%
Petroleos Mexicanos	4.250	01-15-25		500,000	500,050	0.1%
Petroleos Mexicanos	5.500	02-24-25	EUR	61,000	78,497	0.0%
Petroleos Mexicanos	5.500	06-27-44		1,540,000	1,463,000	0.2%
Petroleos Mexicanos	5.625	01-23-46		1,325,000	1,280,083	0.1%
Petroleos Mexicanos (S)	6.375	02-04-21		110,000	121,803	0.0%
Petroleos Mexicanos	6.375	01-23-45		200,000	210,620	0.0%
Petroleos Mexicanos	6.500	06-02-41		2,050,000	2,173,205	0.2%
Petroleos Mexicanos	6.625	06-15-35		185,000	200,300	0.0%
Petroleos Mexicanos (S)	7.190	09-12-24	MXN	1,201,000	58,295	0.0%
Petroleos Mexicanos	7.190	09-12-24	MXN	1,000,000	48,538	0.0%
Petroleos Mexicanos	7.470	11-12-26	MXN	600,000	28,745	0.0%
OTHER SECURITIES					38,091,909	4.0%
Financials 6.3%					59,528,037	6.3%
Bank of America Corp.	1.700	08-25-17		15,000	15,047	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       22

	Rate (%)	Maturity date	Par value^		Value	% of Net Assets
Financials (continued)
Bank of America Corp.	2.625	04-19-21		85,000	$86,667	0.0%
Bank of America Corp.	3.300	01-11-23		530,000	550,524	0.1%
Bank of America Corp.	3.950	04-21-25		435,000	452,749	0.1%
Bank of America Corp.	4.000	04-01-24		500,000	540,536	0.1%
Bank of America Corp.	4.200	08-26-24		415,000	440,192	0.1%
Bank of America Corp.	4.450	03-03-26		435,000	468,071	0.1%
Bank of America Corp.	5.650	05-01-18		60,000	63,855	0.0%
Bank of America Corp.	6.400	08-28-17		215,000	225,272	0.0%
Bank of America Corp.	6.875	04-25-18		90,000	97,543	0.0%
Citigroup, Inc.	1.550	08-14-17		120,000	120,182	0.0%
Citigroup, Inc.	1.700	04-27-18		40,000	40,045	0.0%
Citigroup, Inc.	1.800	02-05-18		15,000	15,055	0.0%
Citigroup, Inc.	1.850	11-24-17		140,000	140,601	0.0%
Citigroup, Inc. (P)	2.011	03-30-21		50,000	51,091	0.0%
Citigroup, Inc.	2.050	06-07-19		35,000	35,264	0.0%
Citigroup, Inc. (P)	4.250	02-25-30	EUR	100,000	130,406	0.0%
Citigroup, Inc.	4.450	09-29-27		265,000	279,294	0.0%
Citigroup, Inc.	4.600	03-09-26		540,000	580,275	0.1%
Citigroup, Inc.	6.250	09-02-19	GBP	45,000	67,447	0.0%
Citigroup, Inc. (5.950% to 8-15-20, then 3 month LIBOR + 4.095%) (Q)	5.950	08-15-20		705,000	717,778	0.1%
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (Q)	6.250	08-15-26		150,000	162,000	0.0%
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20		865,000	882,841	0.1%
Morgan Stanley (P)	1.565	01-24-19		310,000	312,031	0.0%
Morgan Stanley (P)	1.995	04-25-18		130,000	131,600	0.0%
Morgan Stanley	3.750	02-25-23		1,160,000	1,240,628	0.1%
Morgan Stanley	4.350	09-08-26		815,000	872,144	0.1%
Morgan Stanley	5.000	11-24-25		270,000	300,959	0.0%
Morgan Stanley	5.375	08-10-20	EUR	100,000	134,376	0.0%
The Goldman Sachs Group, Inc. (P)	2.432	02-25-21		100,000	103,090	0.0%
The Goldman Sachs Group, Inc.	2.750	09-15-20		280,000	287,588	0.0%
The Goldman Sachs Group, Inc.	2.900	07-19-18		25,000	25,631	0.0%
The Goldman Sachs Group, Inc.	4.250	10-21-25		580,000	615,233	0.1%
The Goldman Sachs Group, Inc.	5.500	10-12-21	GBP	15,000	22,705	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       23

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
Financials (continued)
The Goldman Sachs Group, Inc.	5.750	01-24-22	325,000	$376,880	0.1%
The Goldman Sachs Group, Inc.	5.950	01-18-18	95,000	100,671	0.0%
The Goldman Sachs Group, Inc.	6.150	04-01-18	240,000	256,999	0.0%
The Goldman Sachs Group, Inc.	6.250	02-01-41	305,000	403,526	0.1%
The Goldman Sachs Group, Inc.	6.750	10-01-37	435,000	557,943	0.1%
The Goldman Sachs Group, Inc.	7.500	02-15-19	140,000	159,382	0.0%
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)	5.375	05-10-20	400,000	404,400	0.1%
OTHER SECURITIES				47,059,516	4.8%
Health care 2.3%				22,145,711	2.3%
Valeant Pharmaceuticals International, Inc. (S)	5.375	03-15-20	675,000	636,188	0.1%
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	824,000	725,120	0.1%
Valeant Pharmaceuticals International, Inc. (S)	6.375	10-15-20	1,014,000	968,370	0.1%
Valeant Pharmaceuticals International, Inc. (S)	6.750	08-15-21	300,000	285,375	0.0%
Valeant Pharmaceuticals International, Inc. (S)	7.000	10-01-20	288,000	280,800	0.0%
OTHER SECURITIES				19,249,858	2.0%
Industrials 2.3%				21,658,222	2.3%
Information technology 1.7%				15,911,553	1.7%
First Data Corp. (S)	5.375	08-15-23	375,000	389,063	0.1%
First Data Corp. (S)	7.000	12-01-23	925,000	970,094	0.1%
Microsoft Corp.	4.200	11-03-35	255,000	289,000	0.0%
Western Digital Corp. (S)	7.375	04-01-23	650,000	705,250	0.1%
Western Digital Corp. (S)	10.500	04-01-24	880,000	994,400	0.1%
OTHER SECURITIES				12,563,746	1.3%
Materials 2.7%				25,110,504	2.7%
Real estate 1.1%				10,123,850	1.1%
Telecommunication services 2.3%				21,711,851	2.3%
SBA Tower Trust (S)	2.240	04-16-18	125,000	125,177	0.0%
SBA Tower Trust (S)	2.898	10-15-44	470,000	475,327	0.1%
SBA Tower Trust (S)	2.933	12-15-42	630,000	633,685	0.1%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       24

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
Telecommunication services (continued)
SBA Tower Trust (S)	3.156	10-15-45	360,000	$369,900	0.1%
SBA Tower Trust (S)	3.598	04-15-43	570,000	573,616	0.1%
SBA Tower Trust (S)	3.869	04-15-23	360,000	368,546	0.1%
Verizon Communications, Inc.	3.650	09-14-18	205,000	214,399	0.0%
Verizon Communications, Inc.	4.272	01-15-36	365,000	383,214	0.1%
Verizon Communications, Inc.	4.500	09-15-20	330,000	364,169	0.0%
Verizon Communications, Inc.	6.400	09-15-33	1,840,000	2,403,954	0.3%
OTHER SECURITIES				15,799,864	1.4%
Utilities 1.4%				13,144,495	1.4%
Convertible bonds 0.0%				$262,373
(Cost $184,300)
Consumer discretionary 0.0%				26,173	0.0%
Information technology 0.0%				236,200	0.0%
Municipal bonds 0.4%				$3,505,321
(Cost $3,080,552)
Term loans (M) 6.5%				$60,953,410
(Cost $61,088,250)
Consumer discretionary 1.9%				17,859,513	1.9%
CSC Holdings LLC	5.000	10-09-22	498,750	502,595	0.1%
OTHER SECURITIES				17,356,918	1.8%
Consumer staples 0.3%				2,724,050	0.3%
Energy 0.4%				3,459,101	0.4%
Financials 0.7%				7,062,373	0.7%
Asurion LLC	5.000	05-24-19	674,084	674,455	0.1%
Asurion LLC	5.000	08-04-22	1,201,950	1,201,517	0.1%
Asurion LLC	8.500	03-03-21	1,725,000	1,718,100	0.2%
OTHER SECURITIES				3,468,301	0.3%
Health care 0.4%				4,294,066	0.4%
Industrials 0.6%				5,268,718	0.6%
Information technology 1.1%				10,784,018	1.1%
First Data Corp.	4.272	07-08-22	670,000	671,843	0.1%
First Data Corp.	4.522	03-24-21	706,450	709,721	0.1%
Western Digital Corp.	4.500	04-29-23	925,000	929,792	0.1%
OTHER SECURITIES				8,472,662	0.8%
Materials 0.5%				4,370,067	0.5%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       25

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
Real estate 0.1%				$536,287	0.1%
Telecommunication services 0.3%				2,438,390	0.3%
Utilities 0.2%				2,156,827	0.2%
Collateralized mortgage obligations 2.9%				$27,105,921
(Cost $26,882,830)
Commercial and residential 2.3%				21,385,511	2.3%
U.S. Government Agency 0.6%				5,720,410	0.6%
Federal Home Loan Mortgage Corp. Series 199, Class PO	1.046	08-01-28	1,326	1,158	0.0%
Federal Home Loan Mortgage Corp. Series 2014-HQ2, Class M1 (P)	1.896	09-25-24	117,555	118,157	0.0%
Federal Home Loan Mortgage Corp. Series 2014-HQ2, Class M2 (P)	2.646	09-25-24	250,000	256,193	0.0%
Federal Home Loan Mortgage Corp. Series 2015-DN1, Class M2 (P)	2.846	01-25-25	227,926	230,098	0.0%
Federal Home Loan Mortgage Corp. Series 2015-DNA1, Class M2 (P)	2.296	10-25-27	280,000	283,378	0.1%
Federal Home Loan Mortgage Corp. Series 2015-DNA2, Class M2 (P)	3.046	12-25-27	330,000	337,237	0.1%
Federal Home Loan Mortgage Corp. Series 2015-DNA3, Class M2 (P)	3.296	04-25-28	250,000	259,374	0.1%
Federal Home Loan Mortgage Corp. Series 2015-HQ1, Class M2 (P)	2.646	03-25-25	250,000	254,345	0.0%
Federal Home Loan Mortgage Corp. Series 2015-HQ2, Class M2 (P)	2.396	05-25-25	250,000	253,810	0.0%
Federal Home Loan Mortgage Corp. Series 2016-DNA1, Class M2 (P)	3.339	07-25-28	250,000	259,156	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       26

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. Series 4448, Class JA	4.000	11-15-36	100,000	$106,654	0.0%
Federal Home Loan Mortgage Corp. Series K025, Class A1	1.875	04-25-22	188,739	190,317	0.0%
Federal Home Loan Mortgage Corp. Series K502, Class A2	1.426	08-25-17	264,288	264,641	0.1%
Federal Home Loan Mortgage Corp. Series K712, Class A1	1.369	05-25-19	114,034	114,177	0.0%
Federal National Mortgage Association Series 2006-114, Class HE	5.500	12-25-36	110,000	122,443	0.0%
Federal National Mortgage Association Series 2014-C04, Class 2M1 (P)	2.546	11-25-24	11,601	11,651	0.0%
Federal National Mortgage Association Series 2016-C01, Class 2M1 (P)	2.546	08-25-28	527,414	533,674	0.1%
Federal National Mortgage Association Series 319, Class 2 IO	6.500	02-25-32	4,032	867	0.0%
Government National Mortgage Association Series 2004-47, Class QV	6.000	09-16-20	93,397	93,876	0.0%
Government National Mortgage Association Series 2010-103, Class IN IO	4.500	02-20-39	50,721	1,665	0.0%
Government National Mortgage Association Series 2010-109, Class CI IO	4.500	12-20-37	313,950	8,551	0.0%
Government National Mortgage Association Series 2010-127, Class JI IO	4.000	02-20-39	382,764	16,294	0.0%
Government National Mortgage Association Series 2010-128, Class JC	4.000	06-20-39	70,000	75,466	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       27

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
Government National Mortgage Association Series 2010-165, Class IP IO	4.000	04-20-38	1,136,040	$51,228	0.0%
Government National Mortgage Association Series 2010-42, Class PI IO	4.500	09-20-37	764,902	18,488	0.0%
Government National Mortgage Association Series 2010-87, Class HI IO	4.500	11-20-38	691,740	27,525	0.0%
Government National Mortgage Association Series 2010-92, Class PI IO	4.500	11-20-37	96,402	2,521	0.0%
Government National Mortgage Association Series 2010-98, Class PI IO	4.500	10-20-37	84,579	2,075	0.0%
Government National Mortgage Association Series 2011-123, Class MA	4.000	07-20-41	485,000	540,655	0.1%
Government National Mortgage Association Series 2011-133, Class GB	3.500	09-20-41	100,000	108,380	0.0%
Government National Mortgage Association Series 2011-2, Class HI IO	4.000	12-20-35	12,979	31	0.0%
Government National Mortgage Association Series 2011-41 Class AI IO	4.500	12-20-39	233,753	13,834	0.0%
Government National Mortgage Association Series 2011-88, Class EI IO	4.500	11-20-39	37,071	2,196	0.0%
Government National Mortgage Association Series 2011-94, Class AI IO	4.500	01-20-39	217,371	6,048	0.0%
Government National Mortgage Association Series 2012-136, Class MX	2.000	11-20-42	230,000	216,500	0.0%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       28

	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
U.S. Government Agency (continued)
Government National Mortgage Association Series 2012-94, Class BI IO	4.000	05-20-37	225,749	$27,451	0.0%
Government National Mortgage Association Series 2013-24, Class OI IO	4.000	02-20-43	141,294	19,008	0.0%
Government National Mortgage Association Series 2014-115, Class KI IO	3.000	06-20-37	234,310	24,554	0.0%
Government National Mortgage Association Series 2014-160, Class DI IO	3.500	04-20-39	569,942	47,603	0.0%
Government National Mortgage Association Series 2015-100, Class AI IO	3.500	03-20-39	417,197	24,378	0.0%
Government National Mortgage Association Series 2015-148, Class LI	3.500	06-20-39	507,426	56,868	0.0%
Government National Mortgage Association Series 2015-148, Class LI	3.500	05-20-43	131,060	23,203	0.0%
OTHER SECURITIES				714,682	0.0%
Asset backed securities 2.9%				$27,298,112
(Cost $27,213,830)
			Shares	Value	% of Net Assets
Common stocks 12.3%				$116,431,202
(Cost $97,773,649)
Consumer discretionary 1.2%				11,122,411	1.2%
Consumer staples 0.6%				5,942,901	0.6%
Energy 1.4%				12,989,999	1.4%
Exxon Mobil Corp.			34,500	3,006,330	0.3%
Hess Corp.			20,400	1,107,720	0.1%
OTHER SECURITIES				8,875,949	1.0%
Financials 2.7%				25,925,579	2.7%
Bank of America Corp.			73,085	1,179,592	0.1%
Citigroup, Inc.			32,100	1,532,454	0.2%
JPMorgan Chase & Co.			55,100	3,719,250	0.4%
Morgan Stanley			62,500	2,003,750	0.2%
State Street Corp.			23,000	1,615,520	0.2%

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       29

	Shares	Value	% of Net Assets
Financials (continued)
OTHER SECURITIES		$15,875,013	1.6%
Health care 1.1%		10,759,637	1.1%
Johnson & Johnson	18,000	2,148,120	0.2%
Pfizer, Inc.	74,406	2,589,329	0.3%
OTHER SECURITIES		6,022,188	0.6%
Industrials 1.6%		15,222,661	1.6%
General Electric Company	81,200	2,536,688	0.3%
The Boeing Company	16,700	2,161,815	0.2%
OTHER SECURITIES		10,524,158	1.1%
Information technology 1.4%		13,038,687	1.4%
First Data Corp., Class A (I)	8,800	122,496	0.0%
Microsoft Corp.	43,100	2,476,526	0.3%
Western Digital Corp.	18,900	882,063	0.1%
OTHER SECURITIES		9,557,602	1.0%
Materials 0.6%		5,797,404	0.6%
Real estate 0.3%		2,465,962	0.3%
Telecommunication services 0.4%		3,611,837	0.4%
Verizon Communications, Inc.	35,391	1,852,011	0.2%
OTHER SECURITIES		1,759,826	0.2%
Utilities 1.0%		9,554,124	1.0%
Preferred securities 0.2%		$1,582,054
(Cost $1,564,917)
Health care 0.0%		223,986	0.0%
Real estate 0.1%		386,124	0.1%
Telecommunication services 0.0%		83,624	0.0%
Utilities 0.1%		888,320	0.1%
Warrants 0.0%		$0
(Cost $11,200)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       30

			Shares	Value	% of Net Assets
Purchased options 0.0%				$20,963
(Cost $20,158)
Call options 0.0%				1,650	0.0%
Put options 0.0%				19,313	0.0%
				Value	% of Net Assets
Short-term investments 4.5%				$42,949,105
(Cost $42,954,940)
Commercial paper 0.1%				1,384,920	0.1%
Foreign government 0.1%				483,552	0.1%
		Yield (%)	Shares	Value	% of Net Assets
Money market funds 4.1%				39,058,633	4.1%
T. Rowe Price Prime Reserve Fund		0.3220(Y)	39,058,633	$39,058,633	4.1%
			Par value^	Value	% of Net Assets
Repurchase agreement 0.2%				2,022,000	0.2%
Repurchase Agreement with State Street Corp. dated 8-31-16 at 0.030% to be repurchased at $2,022,002 on 9-1-16, collateralized by $2,010,000 U.S. Treasury Notes, 1.750% due 5-15-23 (valued at $2,062,763, including interest)			2,022,000	$2,022,000	0.2%
Total investments (Cost $914,747,599)† 101.5%				$957,508,081	101.5%
Other assets and liabilities, net (1.5%)				($13,980,906)	(1.5)%
Total net assets 100.0%				$943,527,175	100.0%
	Rate (%)	Maturity date	Par value^	Value	% of Net Assets
Sale commitments outstanding (0.1)%				($743,392)
(Cost ($743,846))
U.S. Government Agency (0.1)%				(743,392)	(0.1)%
Government National Mortgage Association (C)	3.000	TBA	(710,000)	(743,392)	(0.1)%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       31

JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand
Key to Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
PO	Principal-Only Security — (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $145,631,858 or 15.4% of the fund's net assets as of 8-31-16.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $920,317,646. Net unrealized appreciation aggregated to $37,190,435, of which $50,784,606 related to appreciated investment securities and $13,594,171 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       32

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 8-31-16

Assets
Investments, at value (Cost $914,747,599)	$957,508,081
Foreign currency, at value (Cost $391,929)	384,430
Cash held at broker for futures contracts	37,000
Receivable for investments sold	1,707,626
Receivable for delayed delivery securities sold	10,216,694
Receivable for fund shares sold	667,016
Unrealized appreciation on forward foreign currency contracts	1,020,480
Dividends and interest receivable	7,865,620
Receivable for securities lending income	3,812
Swap contracts, at value (including net unamortized upfront payment of $65,428)	90,010
Receivable for futures variation margin	8,727
Receivable for centrally cleared swaps	12,417
Receivable due from advisor	37
Other receivables and prepaid expenses	21,520
Total assets	979,543,470
Liabilities
Due to custodian	6,808
Payable for sale commitments outstanding, at value (proceeds received $743,846)	743,392
Foreign capital gains tax payable	3,256
Payable for investments purchased	6,750,260
Payable for delayed delivery securities purchased	25,374,545
Unrealized depreciation on forward foreign currency contracts	1,257,383
Payable for fund shares repurchased	1,595,182
Written options, at value (premium received $7,663)	8,063
Swap contracts, at value (including net unamortized upfront payment of $23,519)	125,095
Payable to affiliates
Accounting and legal services fees	11,410
Transfer agent fees	2,397
Other liabilities and accrued expenses	138,504
Total liabilities	36,016,295
Net assets	$943,527,175
Net assets consist of
Paid-in capital	$914,221,668
Accumulated distributions in excess of net investment income	(253,955)
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(12,812,862)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	42,372,324
Net assets	$943,527,175

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       33

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($23,830,929 ÷ 2,226,684 shares)[1]	$10.70
Class C ($666,880 ÷ 62,302 shares)[1]	$10.70
Class NAV ($919,029,366 ÷ 85,808,611 shares)	$10.71
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$11.15

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       34

STATEMENT OF OPERATIONS   For the year ended 8-31-16

Investment income
Interest	$33,351,663
Dividends	3,500,635
Securities lending	21,303
Less foreign taxes withheld	(67,039)
Total investment income	36,806,562
Expenses
Investment management fees	6,693,889
Distribution and service fees	35,825
Accounting and legal services fees	119,865
Transfer agent fees	13,543
Trustees' fees	15,760
State registration fees	25,589
Printing and postage	30,103
Professional fees	104,173
Custodian fees	(137,085)
Registration and filing fees	43,350
Other	20,107
Total expenses	6,965,119
Less expense reductions	(310,983)
Net expenses	6,654,136
Net investment income	30,152,426
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(5,679,869)[1]
Affiliated investments	161
Futures contracts	(785,053)
Written options	53,347
Swap contracts	(6,451)
(6,417,865)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	51,495,974 [2]
Futures contracts	(63,556)
Written options	(400)
Swap contracts	(44,108)
51,387,910
Net realized and unrealized gain	44,970,045
Increase in net assets from operations	$75,122,471

1	Net of foreign taxes of $3,501.
2	Net of $3,256 increase in deferred foreign withholding taxes.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       35

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$30,152,426	$27,470,571
Net realized gain (loss)	(6,417,865)	8,462,966
Change in net unrealized appreciation (depreciation)	51,387,910	(65,217,919)
Increase (decrease) in net assets resulting from operations	75,122,471	(29,284,382)
Distributions to shareholders
From net investment income
Class A1	(285,807)	(10,592)
Class C1	(10,548)	(2,091)
Class NAV	(28,521,134)	(35,804,868)
From net realized gain
Class A1	(23,018)	—
Class C1	(2,019)	—
Class NAV	(3,601,163)	(22,862,416)
Total distributions	(32,443,689)	(58,679,967)
From fund share transactions	(2,461,308)	25,798,053
Total increase (decrease)	40,217,474	(62,166,296)
Net assets
Beginning of year	903,309,701	965,475,997
End of year	$943,527,175	$903,309,701
Accumulated distributions in excess of net investment income	($253,955)	($1,137,879)

1	The inception date for Class A and Class C shares is 3-27-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       36

Financial highlights

Class A Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.21	$10.56
Net investment income[2]	0.31	0.12
Net realized and unrealized gain (loss) on investments	0.51	(0.35)
Total from investment operations	0.82	(0.23)
Less distributions
From net investment income	(0.29)	(0.12)
From net realized gain	(0.04)	—
Total distributions	(0.33)	(0.12)
Net asset value, end of period	$10.70	$10.21
Total return (%)[3,4]	8.18	(2.20	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$24	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18 [7]	1.20	[6]
Expenses including reductions	1.08 [7]	1.12	[6]
Net investment income	2.99	2.76	[6]
Portfolio turnover (%)	72	76	[8]

1	The inception date for Class A shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       37

Class C Shares Period ended	8-31-16	8-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.21	$10.56
Net investment income[2]	0.23	0.09
Net realized and unrealized gain (loss) on investments	0.51	(0.35)
Total from investment operations	0.74	(0.26)
Less distributions
From net investment income	(0.21)	(0.09)
From net realized gain	(0.04)	—
Total distributions	(0.25)	(0.09)
Net asset value, end of period	$10.70	$10.21
Total return (%)[3,4]	7.37	(2.50	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88 [8]	1.90	[7]
Expenses including reductions	1.83 [8]	1.87	[7]
Net investment income	2.19	2.03	[7]
Portfolio turnover (%)	72	76	[9]

1	The inception date for Class C shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.
9	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       38

Class NAV Shares Period ended	8-31-16	8-31-15	8-31-14	8-31-13	8-31-12
Per share operating performance
Net asset value, beginning of period	$10.22	$11.25	$10.89	$11.06	$10.70
Net investment income[1]	0.34	0.32	0.36	0.35	0.41
Net realized and unrealized gain (loss) on investments	0.51	(0.66)	0.63	(0.12)	0.47
Total from investment operations	0.85	(0.34)	0.99	0.23	0.88
Less distributions
From net investment income	(0.32)	(0.41)	(0.35)	(0.39)	(0.52)
From net realized gain	(0.04)	(0.28)	(0.28)	(0.01)	—
Total distributions	(0.36)	(0.69)	(0.63)	(0.40)	(0.52)
Net asset value, end of period	$10.71	$10.22	$11.25	$10.89	$11.06
Total return (%)[2]	8.58	(3.05)	9.30	2.05	8.52
Ratios and supplemental data
Net assets, end of period (in millions)	$919	$901	$965	$1,033	$1,059
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76 [3]	0.78	0.79	0.79	0.79
Expenses including reductions	0.72 [3]	0.75	0.75	0.76	0.76
Net investment income	3.31	2.99	3.22	3.11	3.86
Portfolio turnover (%)	72	76	59	69	69

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       39

Notes to financial statements

Note 1 — Organization

John Hancock Spectrum Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income with moderate share price fluctuation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class NAV shares are offered to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       40

securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of August 31, 2016, by major security category or type:

	Total value at 8-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
U.S. Government and Agency obligations	$218,663,254	—	$218,663,254	—
Foreign government obligations	141,553,869	—	141,553,869	—
Corporate bonds	317,182,497	$303,046	316,679,451	$200,000
Convertible bonds	262,373	—	262,373	—
Municipal bonds	3,505,321	—	3,505,321	—
Term loans	60,953,410	—	60,953,410	—
Collateralized mortgage obligations	27,105,921	—	27,105,921	—
Asset backed securities	27,298,112	—	27,298,112	—
Common stocks	116,431,202	111,811,155	4,581,325	38,722
Preferred securities	1,582,054	1,582,054	—	—
Purchased options	20,963	19,313	1,650	—
Short-term investments	42,949,105	39,058,633	3,890,472	—
Total investments in securities	$957,508,081	$152,774,201	$804,495,158	$238,722
Sale commitments outstanding	($743,392)	—	($743,392)	—
Other financial instruments:
Futures	($56,881)	($56,881)	—	—
Forward foreign currency contracts	($236,903)	—	($236,903)	—
Written options	($8,063)	—	($8,063)	—
Interest rate swaps	($12,944)	—	($12,944)	—
Credit default swaps	$16,739	—	$16,739	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       41

amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed delivery basis, or in a "To Be Announced" (TBA) or "forward commitment" transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Fund's investments or in a schedule to the Fund's investments (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the fund's NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer's failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At August 31, 2016, the fund had $19,019 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       42

until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       43

payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended August 31, 2016, were $3,300.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

During the year ended August 31, 2016, the fund received reimbursement from State Street Bank for overbilling of custody out-of-pocket fees from prior years. As a result of the reimbursement, the fund reflects negative custodian fees in the current reporting period. Custodian fees incurred by the fund for the year ended August 31, 2016 prior to this reimbursement was $192,336.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of August 31, 2016, the fund has a short-term capital loss carryfoward of $1,541,291 and a long-term capital loss carryforward of $6,276,779 available to offset future net realized capital gains. These carryforwards do not expire.

As of August 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. The fund typically declares and pays capital gain distributions, if any, annually.

The tax character of distributions for the years ended August 31, 2016 and 2015 were as follows:

	August 31, 2016	August 31, 2015
Ordinary Income	$28,811,536	$36,779,192
Long-term Capital Gains	3,632,153	21,900,775
Total	$32,443,689	$58,679,967

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis consisted of $228,181 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       44

period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and receivable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       45

contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended August 31, 2016, the fund used futures contracts to gain exposure to treasuries markets and foreign bond markets, manage against anticipated interest rate changes, manage duration of the fund, maintain diversity of the fund and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $54.3 million to $78.3 million, as measured at each quarter end. The following table summarizes the contracts held at August 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	52	Long	Dec 2016	$11,360,459	$11,352,250	($8,209)
3-Year Korean Bond Futures	7	Long	Sep 2016	695,250	695,291	41
5-Year U.S. Treasury Note Futures	28	Long	Dec 2016	3,401,608	3,395,000	(6,608)
10 Year South Korea Government Bond Futures	10	Long	Sep 2016	1,179,179	1,188,879	9,700
10-Year Canada Government Bond Futures	5	Long	Dec 2016	559,107	559,593	486
10-Year U.S. Treasury Note Futures	13	Long	Dec 2016	1,705,411	1,701,984	(3,427)
10-Year Ultra U.S. Futures	6	Long	Dec 2016	867,291	866,250	(1,041)
Euro-BTP Italian Government Bond Futures	14	Long	Sep 2016	2,201,172	2,272,172	71,000
Euro-OAT Futures	9	Long	Sep 2016	1,611,692	1,619,199	7,507
German Euro BUND Futures	1	Long	Sep 2016	187,040	186,704	(336)
U.S. Treasury Long Bond Futures	32	Long	Dec 2016	5,468,520	5,452,000	(16,520)
Ultra U.S. Treasury Bond Futures	4	Long	Dec 2016	750,631	749,875	(756)
2-Year U.S. Treasury Note Futures	6	Short	Dec 2016	(1,310,553)	(1,309,875)	678
5-Year U.S. Treasury Note Futures	26	Short	Dec 2016	(3,158,349)	(3,152,500)	5,849
10-Year Interest Rate Swap Futures	41	Short	Sep 2016	(4,333,763)	(4,407,500)	(73,737)

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       46

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year Mini Japan Government Bond Futures	6	Short	Sep 2016	(878,269)	(878,152)	117
10-Year U.S. Treasury Note Futures	63	Short	Dec 2016	(8,268,695)	(8,248,078)	20,617
Euro-Buxl Futures	1	Short	Sep 2016	(213,748)	(215,260)	(1,512)
Euro-OAT Futures	2	Short	Sep 2016	(349,936)	(359,822)	(9,886)
German Euro BOBL Futures	36	Short	Sep 2016	(5,319,388)	(5,364,468)	(45,080)
German Euro BUND Futures	19	Short	Sep 2016	(3,541,085)	(3,547,377)	(6,292)
U.K. Long Gilt Bond Futures	7	Short	Dec 2016	(1,205,796)	(1,209,030)	(3,234)
U.S. Treasury Long Bond Futures	7	Short	Dec 2016	(1,196,387)	(1,192,625)	3,762
						($56,881)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended August 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and manage currency exposure. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $86.8 million to $125.3 million, as measured at each quarter end. The following table summarizes the contracts held at August 31, 2016.

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
ARS	1,006,000	USD	60,970	BNP Paribas SA	10/3/2016	$5,144	—	$5,144
ARS	1,301,000	USD	81,850	BNP Paribas SA	10/12/2016	3,198	—	3,198
ARS	604,000	USD	39,587	Royal Bank of Scotland PLC	10/12/2016	—	($103)	(103)
ARS	2,206,000	USD	121,287	BNP Paribas SA	3/22/2017	11,415	—	11,415
AUD	13,170	USD	9,996	State Street Bank London	11/22/2016	—	(118)	(118)
BRL	2,392,000	USD	743,763	Barclays Bank PLC Wholesale	9/2/2016	—	(3,024)	(3,024)
BRL	2,523,000	USD	778,632	BNP Paribas SA	9/2/2016	2,676	—	2,676
BRL	4,083,000	USD	1,207,231	Citibank N.A.	9/2/2016	57,169	—	57,169

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       47

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
BRL	13,053,000	USD	4,043,801	Deutsche Bank AG London	9/2/2016	—	(1,623)	(1,623)
BRL	1,114,000	USD	339,941	JPMorgan Chase Bank N.A. London	9/2/2016	5,035	—	5,035
BRL	6,015,000	USD	1,839,298	Morgan Stanley and Company International PLC	9/2/2016	23,393	—	23,393
BRL	459,000	USD	129,698	Royal Bank of Scotland PLC	9/2/2016	12,443	—	12,443
BRL	95,000	USD	27,437	Standard Chartered Bank	9/2/2016	1,982	—	1,982
BRL	1,865,000	USD	560,093	State Street Bank London	9/2/2016	17,449	—	17,449
BRL	320,000	USD	97,049	Barclays Bank PLC Wholesale	12/2/2016	—	(598)	(598)
BRL	874,000	USD	262,502	BNP Paribas SA	12/2/2016	930	—	930
CAD	16,562	USD	12,653	State Street Bank London	9/30/2016	—	(21)	(21)
CAD	249,987	USD	192,542	Canadian Imperial Bank of Commerce	11/22/2016	—	(1,837)	(1,837)
CAD	180,897	USD	139,021	Goldman Sachs International	11/22/2016	—	(1,022)	(1,022)
CHF	985,000	USD	1,028,882	Credit Suisse International	11/22/2016	—	(22,702)	(22,702)
CLP	25,666,000	USD	39,239	BNP Paribas SA	11/22/2016	—	(1,788)	(1,788)
CNY	1,230,000	USD	184,786	State Street Bank London	11/22/2016	—	(1,220)	(1,220)
COP	734,252,000	USD	247,298	Barclays Bank PLC Wholesale	10/19/2016	—	(2,452)	(2,452)
COP	1,051,674,000	USD	342,421	BNP Paribas SA	10/19/2016	8,273	—	8,273
COP	344,111,000	USD	110,947	Deutsche Bank AG London	10/19/2016	3,802	—	3,802
CZK	3,426,000	USD	143,467	Bank of America, N.A.	11/22/2016	—	(1,639)	(1,639)
EUR	749,804	USD	830,427	Bank of America, N.A.	9/15/2016	6,377	—	6,377
EUR	216,018	USD	244,719	Canadian Imperial Bank of Commerce	9/15/2016	—	(3,636)	(3,636)
EUR	155,469	USD	175,981	JPMorgan Chase Bank N.A. London	9/15/2016	—	(2,473)	(2,473)
EUR	270,197	USD	306,085	Morgan Stanley and Company International PLC	9/15/2016	—	(4,537)	(4,537)
EUR	1,444,013	USD	1,601,164	Standard Chartered Bank	9/15/2016	10,398	—	10,398
EUR	37,601	USD	41,896	State Street Bank London	9/15/2016	69	—	69
EUR	181,000	USD	206,094	BNP Paribas SA	11/22/2016	—	(3,496)	(3,496)
EUR	2,776,000	USD	3,145,822	Citibank N.A.	11/22/2016	—	(38,571)	(38,571)
EUR	16,688	USD	18,874	Goldman Sachs International	11/22/2016	—	(196)	(196)
EUR	514,440	USD	579,913	Morgan Stanley and Company International PLC	11/22/2016	—	(4,086)	(4,086)
EUR	50,000	USD	56,363	State Street Bank London	11/22/2016	—	(397)	(397)
EUR	414,128	USD	463,655	Westpac Banking Corporation	11/22/2016	—	(109)	(109)
GBP	152,206	USD	200,500	Morgan Stanley and Company International PLC	11/22/2016	—	(291)	(291)
GBP	282,000	USD	366,910	Societe Generale	11/22/2016	4,026	—	4,026
HUF	9,970,000	USD	35,939	Barclays Bank PLC Wholesale	11/22/2016	2	—	2
HUF	49,543,000	USD	180,251	Citibank N.A.	11/22/2016	—	(1,654)	(1,654)

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       48

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
HUF	58,164,000	USD	208,466	JPMorgan Chase Bank N.A. London	11/23/2016	1,212	—	1,212
IDR	4,899,249,000	USD	369,058	Deutsche Bank AG London	11/22/2016	—	(4,178)	(4,178)
IDR	16,055,357,000	USD	1,216,315	HSBC Bank USA	11/22/2016	—	(20,564)	(20,564)
IDR	1,009,672,000	USD	75,192	Standard Chartered Bank	11/22/2016	6	—	6
IDR	4,664,456,000	USD	347,834	State Street Bank London	11/22/2016	—	(440)	(440)
ILS	1,324,284	USD	351,257	State Street Bank London	11/22/2016	—	(60)	(60)
INR	9,910,000	USD	146,355	Deutsche Bank AG London	11/22/2016	—	(376)	(376)
INR	58,372,000	USD	862,152	Goldman Sachs International	11/22/2016	—	(2,307)	(2,307)
JPY	50,279,000	USD	476,696	JPMorgan Chase Bank N.A. London	10/19/2016	10,254	—	10,254
JPY	5,794,000	USD	55,486	State Street Bank London	10/19/2016	628	—	628
JPY	5,106,000	USD	50,640	Bank of America, N.A.	11/22/2016	—	(1,119)	(1,119)
JPY	1,565,571,000	USD	15,625,397	Citibank N.A.	11/22/2016	—	(441,687)	(441,687)
JPY	21,731,547	USD	215,638	Goldman Sachs International	11/22/2016	—	(4,874)	(4,874)
JPY	55,134,767	USD	546,725	State Street Bank London	11/22/2016	—	(12,000)	(12,000)
KRW	318,089,000	USD	280,551	Citibank N.A.	9/21/2016	4,705	—	4,705
KRW	433,466,000	USD	385,852	Goldman Sachs International	11/14/2016	2,813	—	2,813
KRW	225,190,000	USD	205,237	Barclays Bank PLC Wholesale	11/22/2016	—	(3,324)	(3,324)
MXN	5,199,744	USD	282,117	BNP Paribas SA	11/22/2016	—	(7,738)	(7,738)
MXN	2,657,000	USD	144,342	Deutsche Bank AG London	11/22/2016	—	(4,138)	(4,138)
MXN	9,454,000	USD	507,913	JPMorgan Chase Bank N.A. London	11/22/2016	—	(9,047)	(9,047)
MYR	4,357,000	USD	1,098,246	Deutsche Bank AG London	9/14/2016	—	(24,610)	(24,610)
MYR	1,249,000	USD	308,700	Barclays Bank PLC Wholesale	10/19/2016	—	(1,494)	(1,494)
MYR	1,888,000	USD	464,624	Deutsche Bank AG London	10/19/2016	—	(249)	(249)
MYR	235,000	USD	58,713	State Street Bank London	10/19/2016	—	(912)	(912)
MYR	1,071,000	USD	266,849	Citibank N.A.	11/22/2016	—	(3,868)	(3,868)
MYR	78,000	USD	19,340	Deutsche Bank AG London	11/22/2016	—	(188)	(188)
NZD	327,000	USD	237,032	Citibank N.A.	11/22/2016	—	(553)	(553)
NZD	29,000	USD	20,983	State Street Bank London	11/22/2016	—	(11)	(11)
PEN	1,318,000	USD	398,609	Barclays Bank PLC Wholesale	10/19/2016	—	(11,796)	(11,796)
PEN	74,000	USD	21,688	BNP Paribas SA	10/19/2016	30	—	30
PEN	549,000	USD	162,667	Deutsche Bank AG London	10/19/2016	—	(1,544)	(1,544)
PEN	508,000	USD	150,118	JPMorgan Chase Bank N.A. London	10/19/2016	—	(1,028)	(1,028)
PEN	632,000	USD	189,692	State Street Bank London	10/19/2016	—	(4,209)	(4,209)
PEN	269,000	USD	79,609	Deutsche Bank AG London	11/4/2016	—	(785)	(785)
PHP	1,826,000	USD	38,806	HSBC Bank USA	10/6/2016	341	—	341
PHP	1,826,000	USD	38,458	JPMorgan Chase Bank N.A. London	10/6/2016	688	—	688
PHP	20,297,000	USD	436,026	Barclays Bank PLC Wholesale	11/22/2016	—	(1,700)	(1,700)
PHP	3,949,000	USD	84,057	Deutsche Bank AG London	11/22/2016	446	—	446
PLN	6,954,000	USD	1,822,781	BNP Paribas SA	11/22/2016	—	(46,218)	(46,218)
PLN	624,385	USD	162,224	Goldman Sachs International	11/22/2016	—	(2,710)	(2,710)

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       49

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
RON	1,355,209	USD	335,547	Bank of America, N.A.	10/19/2016	4,232	—	4,232
RON	130,834	USD	33,322	Barclays Bank PLC Wholesale	10/19/2016	—	(519)	(519)
RON	274,000	USD	68,855	Citibank N.A.	10/19/2016	—	(157)	(157)
RON	364,000	USD	90,788	JPMorgan Chase Bank N.A. London	10/19/2016	474	—	474
RON	516,000	USD	128,960	State Street Bank London	10/19/2016	412	—	412
RON	780,154	USD	197,059	State Street Bank London	11/22/2016	—	(1,353)	(1,353)
RUB	61,670,944	USD	938,289	State Street Bank London	10/19/2016	—	(5,887)	(5,887)
SEK	2,643,700	USD	313,725	UBS AG London	11/22/2016	—	(3,671)	(3,671)
SGD	511,000	USD	374,852	BNP Paribas SA	10/19/2016	168	—	168
SGD	36,000	USD	26,497	Citibank N.A.	11/22/2016	—	(80)	(80)
THB	1,806,000	USD	52,061	Deutsche Bank AG London	11/22/2016	54	—	54
THB	46,156,000	USD	1,333,796	Standard Chartered Bank	11/22/2016	—	(1,898)	(1,898)
TRY	612,038	USD	203,256	Barclays Bank PLC Wholesale	11/22/2016	154	—	154
TRY	2,795,000	USD	928,615	JPMorgan Chase Bank N.A. London	11/22/2016	301	—	301
TRY	683,960	USD	226,522	State Street Bank London	11/22/2016	791	—	791
USD	66,600	ARS	1,006,000	BNP Paribas SA	10/3/2016	487	—	487
USD	125,535	ARS	1,905,000	BNP Paribas SA	10/12/2016	1,003	—	1,003
USD	115,322	ARS	1,923,000	BNP Paribas SA	3/22/2017	—	(356)	(356)
USD	248,733	AUD	327,000	Deutsche Bank AG London	9/29/2016	3,138	—	3,138
USD	152,860	AUD	203,000	Westpac Banking Corporation	9/29/2016	397	—	397
USD	341,747	AUD	445,000	Bank of America, N.A.	11/22/2016	7,964	—	7,964
USD	798,914	AUD	1,066,000	Citibank N.A.	11/22/2016	—	(665)	(665)
USD	58,843	AUD	78,000	Goldman Sachs International	11/22/2016	337	—	337
USD	731,991	BRL	2,392,000	Barclays Bank PLC Wholesale	9/2/2016	—	(8,750)	(8,750)
USD	750,182	BRL	2,523,000	BNP Paribas SA	9/2/2016	—	(31,127)	(31,127)
USD	1,156,312	BRL	4,083,000	Citibank N.A.	9/2/2016	—	(108,088)	(108,088)
USD	3,873,822	BRL	13,053,000	Deutsche Bank AG London	9/2/2016	—	(168,355)	(168,355)
USD	338,622	BRL	1,114,000	JPMorgan Chase Bank N.A. London	9/2/2016	—	(6,355)	(6,355)
USD	1,807,275	BRL	6,015,000	Morgan Stanley and Company International PLC	9/2/2016	—	(55,416)	(55,416)
USD	141,654	BRL	459,000	Royal Bank of Scotland PLC	9/2/2016	—	(487)	(487)
USD	29,318	BRL	95,000	Standard Chartered Bank	9/2/2016	—	(101)	(101)
USD	632,316	BRL	2,115,000	State Street Bank London	9/2/2016	—	(22,647)	(22,647)
USD	526,188	BRL	1,735,000	Barclays Bank PLC Wholesale	12/2/2016	3,243	—	3,243
USD	2,302,410	BRL	7,577,000	Deutsche Bank AG London	12/2/2016	18,633	—	18,633
USD	75,078	BRL	251,000	Morgan Stanley and Company International PLC	12/2/2016	—	(576)	(576)
USD	401,910	CAD	526,000	Bank of America, N.A.	9/30/2016	751	—	751
USD	77,576	CAD	100,000	Citibank N.A.	9/30/2016	1,310	—	1,310

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       50

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	103,112	CAD	134,000	Goldman Sachs International	11/22/2016	889	—	889
USD	366,159	CHF	351,000	Bank of America, N.A.	11/18/2016	7,691	—	7,691
USD	35,947	CHF	35,000	Goldman Sachs International	11/22/2016	194	—	194
USD	80,533	CLP	54,058,000	Bank of America, N.A.	11/4/2016	1,520	—	1,520
USD	76,709	CLP	50,881,000	Deutsche Bank AG London	11/4/2016	2,339	—	2,339
USD	565,049	CNY	3,783,000	HSBC Bank USA	11/22/2016	469	—	469
USD	402,778	CNY	2,697,000	JPMorgan Chase Bank N.A. London	11/22/2016	275	—	275
USD	53,170	COP	167,273,000	State Street Bank London	10/19/2016	—	(2,609)	(2,609)
USD	268,334	COP	791,344,000	Deutsche Bank AG London	11/22/2016	6,022	—	6,022
USD	513,756	DKK	3,380,000	HSBC Bank USA	11/22/2016	5,349	—	5,349
USD	83,763	EUR	74,250	Barclays Bank PLC Wholesale	9/15/2016	898	—	898
USD	393,899	EUR	350,000	Citibank N.A.	9/15/2016	3,288	—	3,288
USD	200,496	EUR	179,000	HSBC Bank USA	9/15/2016	727	—	727
USD	7,654,934	EUR	6,769,300	Standard Chartered Bank	9/15/2016	100,192	—	100,192
USD	78,220	EUR	70,000	Bank of America, N.A.	11/22/2016	—	(133)	(133)
USD	747,529	EUR	660,000	Citibank N.A.	11/22/2016	8,774	—	8,774
USD	1,357,032	EUR	1,208,000	Goldman Sachs International	11/22/2016	4,886	—	4,886
USD	77,000	EUR	69,000	JPMorgan Chase Bank N.A. London	11/22/2016	—	(233)	(233)
USD	1,128,562	EUR	997,095	State Street Bank London	11/22/2016	12,487	—	12,487
USD	159,746	GBP	122,434	Canadian Imperial Bank of Commerce	10/14/2016	—	(1,186)	(1,186)
USD	2,594,920	GBP	1,971,000	Royal Bank of Canada (UK)	10/14/2016	4,172	—	4,172
USD	191,251	GBP	146,000	State Street Bank London	10/14/2016	—	(656)	(656)
USD	73,455	GBP	56,000	Bank of America, N.A.	11/22/2016	—	(206)	(206)
USD	620,154	GBP	475,377	Barclays Bank PLC Wholesale	11/22/2016	—	(5,146)	(5,146)
USD	290,672	GBP	221,000	Citibank N.A.	11/22/2016	—	(26)	(26)
USD	104,246	GBP	80,000	JPMorgan Chase Bank N.A. London	11/22/2016	—	(984)	(984)
USD	654,654	GBP	502,000	State Street Bank London	11/22/2016	—	(5,665)	(5,665)
USD	150,470	HUF	42,838,000	Bank of America, N.A.	9/28/2016	—	(3,857)	(3,857)
USD	74,583	HUF	21,427,000	Citibank N.A.	9/28/2016	—	(2,609)	(2,609)
USD	81,118	HUF	22,842,000	Deutsche Bank AG London	9/28/2016	—	(1,172)	(1,172)
USD	77,158	HUF	21,790,000	HSBC Bank USA	9/28/2016	—	(1,342)	(1,342)
USD	189,867	HUF	51,935,000	BNP Paribas SA	11/22/2016	2,647	—	2,647
USD	209,828	HUF	58,164,000	State Street Bank London	11/23/2016	150	—	150
USD	741,214	IDR	9,837,389,000	HSBC Bank USA	11/22/2016	8,556	—	8,556
USD	1,768,966	ILS	6,692,000	HSBC Bank USA	11/22/2016	—	(5,733)	(5,733)
USD	303,552	INR	20,552,000	Goldman Sachs International	11/22/2016	812	—	812
USD	25,489	INR	1,733,000	HSBC Bank USA	11/22/2016	—	(39)	(39)
USD	27,797	INR	1,883,000	Standard Chartered Bank	11/22/2016	60	—	60
USD	192,336	JPY	19,376,000	Deutsche Bank AG London	10/19/2016	4,681	—	4,681
USD	191,812	JPY	19,355,000	Goldman Sachs International	10/19/2016	4,361	—	4,361
USD	168,305	JPY	17,342,000	Standard Chartered Bank	10/19/2016	349	—	349
USD	1,634,925	JPY	166,643,000	Bank of America, N.A.	11/22/2016	18,735	—	18,735

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       51

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	998,936	JPY	101,390,000	Citibank N.A.	11/22/2016	15,603	—	15,603
USD	667,919	JPY	68,823,000	HSBC Bank USA	11/22/2016	438	—	438
USD	491,077	JPY	50,000,000	Westpac Banking Corporation	11/28/2016	6,028	—	6,028
USD	580,093	KRW	668,946,000	Deutsche Bank AG London	9/21/2016	—	(19,806)	(19,806)
USD	389,597	KRW	433,466,000	Deutsche Bank AG London	11/14/2016	933	—	933
USD	191,469	KRW	210,084,000	Barclays Bank PLC Wholesale	11/22/2016	3,101	—	3,101
USD	270,386	KRW	301,283,000	Deutsche Bank AG London	11/22/2016	245	—	245
USD	64,904	KRW	72,336,000	HSBC Bank USA	11/22/2016	46	—	46
USD	262,559	MXN	4,900,000	Bank of America, N.A.	10/27/2016	3,365	—	3,365
USD	107,927	MXN	2,045,000	BNP Paribas SA	10/27/2016	—	(247)	(247)
USD	474,662	MXN	8,945,000	Royal Bank of Scotland PLC	10/27/2016	1,501	—	1,501
USD	961,043	MXN	17,456,000	BNP Paribas SA	11/22/2016	39,929	—	39,929
USD	4,259,704	MXN	78,280,914	Deutsche Bank AG London	11/22/2016	128,996	—	128,996
USD	70,375	MXN	1,299,056	Royal Bank of Scotland PLC	11/22/2016	1,827	—	1,827
USD	37,289	MXN	708,000	State Street Bank London	11/22/2016	—	(71)	(71)
USD	25,198	MYR	102,000	Barclays Bank PLC Wholesale	9/14/2016	63	—	63
USD	585,326	MYR	2,270,000	BNP Paribas SA	9/14/2016	25,961	—	25,961
USD	617,346	MYR	2,470,000	Deutsche Bank AG London	9/14/2016	8,698	—	8,698
USD	31,664	MYR	129,000	HSBC Bank USA	9/14/2016	—	(123)	(123)
USD	589,566	MYR	2,430,000	Standard Chartered Bank	9/14/2016	—	(9,226)	(9,226)
USD	316,043	MYR	1,249,000	Citibank N.A.	10/19/2016	8,837	—	8,837
USD	1,362,310	MYR	5,438,000	Deutsche Bank AG London	10/19/2016	24,771	—	24,771
USD	336,346	MYR	1,321,000	HSBC Bank USA	10/19/2016	11,431	—	11,431
USD	1,475,769	MYR	5,923,000	Citibank N.A.	11/22/2016	21,392	—	21,392
USD	34,265	MYR	139,000	JPMorgan Chase Bank N.A. London	11/22/2016	134	—	134
USD	26,588	MYR	108,000	State Street Bank London	11/22/2016	69	—	69
USD	101,716	NOK	835,000	Skandinaviska Enskilda Bank	11/22/2016	1,488	—	1,488
USD	344,313	NZD	475,000	Citibank N.A.	11/22/2016	803	—	803
USD	77,712	NZD	109,000	JPMorgan Chase Bank N.A. London	11/22/2016	—	(1,114)	(1,114)
USD	253,594	NZD	357,000	UBS AG London	11/22/2016	—	(4,582)	(4,582)
USD	392,226	PHP	18,568,000	HSBC Bank USA	10/19/2016	—	(5,646)	(5,646)
USD	1,209,077	PLN	4,618,000	BNP Paribas SA	11/22/2016	29,300	—	29,300
USD	724,774	RON	2,932,000	Bank of America, N.A.	10/19/2016	—	(10,338)	(10,338)
USD	380,448	RON	1,523,187	State Street Bank London	10/19/2016	—	(1,446)	(1,446)
USD	180,048	RON	717,518	UBS AG London	10/19/2016	151	—	151
USD	1,469,350	RON	5,827,000	BNP Paribas SA	11/22/2016	7,614	—	7,614
USD	14,200	RON	56,000	JPMorgan Chase Bank N.A. London	11/22/2016	152	—	152
USD	2,013,541	RUB	132,984,307	State Street Bank London	10/19/2016	2,951	—	2,951
USD	34,289	SEK	293,000	Bank of America, N.A.	11/22/2016	—	(74)	(74)
USD	41,012	SEK	347,000	Citibank N.A.	11/22/2016	315	—	315
USD	963,071	SEK	8,078,000	HSBC Bank USA	11/22/2016	15,680	—	15,680

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       52

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	578,267	SGD	778,000	Citibank N.A.	10/19/2016	7,296	—	7,296
USD	98,909	SGD	133,000	JPMorgan Chase Bank N.A. London	10/19/2016	1,301	—	1,301
USD	82,015	SGD	111,000	State Street Bank London	10/19/2016	553	—	553
USD	80,561	SGD	108,000	BNP Paribas SA	11/22/2016	1,308	—	1,308
USD	1,768,401	SGD	2,372,000	Citibank N.A.	11/22/2016	27,777	—	27,777
USD	115,892	TRY	341,000	BNP Paribas SA	10/4/2016	1,399	—	1,399
USD	74,749	TRY	226,000	JPMorgan Chase Bank N.A. London	10/4/2016	—	(1,132)	(1,132)
USD	194,267	TRY	581,000	Barclays Bank PLC Wholesale	11/22/2016	1,172	—	1,172
USD	196,962	TRY	593,000	BNP Paribas SA	11/22/2016	—	(121)	(121)
USD	406,488	TRY	1,218,000	Citibank N.A.	11/22/2016	1,687	—	1,687
USD	296,126	TWD	9,302,000	Deutsche Bank AG London	10/19/2016	2,641	—	2,641
USD	299,875	TWD	9,620,000	HSBC Bank USA	10/19/2016	—	(3,643)	(3,643)
USD	746,926	TWD	23,201,000	Barclays Bank PLC Wholesale	11/22/2016	14,305	—	14,305
USD	456,219	ZAR	6,548,858	Barclays Bank PLC Wholesale	11/22/2016	17,764	—	17,764
USD	659,940	ZAR	9,007,125	Citibank N.A.	11/22/2016	56,901	—	56,901
USD	970,242	ZAR	13,218,000	Deutsche Bank AG London	11/22/2016	85,278	—	85,278
ZAR	462,000	USD	32,326	Barclays Bank PLC Wholesale	11/22/2016	—	(1,394)	(1,394)
ZAR	6,484,000	USD	473,129	JPMorgan Chase Bank N.A. London	11/22/2016	—	(39,016)	(39,016)
						$1,020,480	($1,257,383)	($236,903)

Currency abbreviations
ARS	Argentine Peso	HUF	Hungarian Forint	PLN	Polish Zloty
AUD	Australian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu
BRL	Brazilian Real	ILS	Israeli New Shekels	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	Korean Won	THB	Thai Baht
CNY	Chinese Yuan Renminbi	MXN	Mexican Peso	TRY	Turkish Lira
COP	Colombian Peso	MYR	Malaysian Ringgit	TWD	Taiwan New Dollar
CZK	Czech Republic Koruna	NOK	Norwegian Krone	USD	U.S. Dollar
DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South Africa Rand
EUR	Euro	PEN	Peruvian Nuevo Sol
GBP	Pound Sterling	PHP	Philippine Peso

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       53

the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended August 31, 2016, the fund used purchased options to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency, maintain diversity of the fund and as a substitute for securities purchased. The fund held purchased options with market values ranging up to $114,000 as measured at each quarter end.

During the year ended August 31, 2016, the fund wrote option contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency, maintain diversity of the fund and as a substitute for securities purchased The following tables summarize the fund's written options activities during the year ended August 31, 2016 and the contracts held at August 31, 2016:

	Number of contracts	USD Notional amount	Premium received
Outstanding, beginning of period	—	—	—
Options written	12	17,710,000	$123,642
Option closed	—	(12,300,000)	(84,175)
Options exercised	—	—	—
Options expired	—	(5,410,000)	(31,804)
Outstanding, end of period	12	—	$7,663

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Put
U.S. Treasury Bond Futures	$164.00	Oct 2016	12	$7,663	($8,063)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       54

risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended August 31, 2016, the fund used interest rate swaps to manage duration of the fund and manage against anticipated interest rate changes. The fund held interest rate swaps with total USD notional amounts ranging from $221.6 thousand to $9.7 million, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of August 31, 2016:

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Bank of New York	20,200,000	HKD	2,606,418	Fixed 1.515%	3 Month HIBOR-HKAB	Dec 2020	—	($58,960)	($58,960)
Citi Bank N.A.	350,000	MYR	97,317	MYR- KLIBOR	Fixed 3.865%	Feb 2020	—	1,465	1,465
Citi Bank N.A.	700,000	MYR	164,300	MYR- KLIBOR	Fixed 4.315%	Dec 2020	—	6,756	6,756
Citi Bank N.A.	9,750,000	HKD	1,256,524	Fixed 1.465%	3 Month HIBOR-HKAB	Mar 2021	—	(24,975)	(24,975)
Citi Bank N.A.	570,000	MYR	140,637	MYR- KLIBOR	Fixed 3.680%	Mar 2021	—	1,525	1,525
Citi Bank N.A.	1,100,000	HKD	141,780	Fixed 1.335%	3 Month HIBOR-HKAB	Apr 2021	—	(1,722)	(1,722)
Citi Bank N.A.	500,000	HKD	64,482	Fixed 1.114%	3 Month HIBOR-HKAB	Jul 2021	—	(111)	(111)
Citi Bank N.A.	2,300,000	HKD	296,650	Fixed 1.112%	3 Month HIBOR-HKAB	Aug 2021	—	164	164
Commerz Markets LLC	3,500,000	MXN	193,595	MXN-TIIE- Banxico	Fixed 5.595%	Aug 2021	—	(639)	(639)
JPMorgan Securities LLC	1,800,000	HKD	231,959	Fixed 1.48%	3 Month HIBOR-HKAB	Mar 2021	—	(4,736)	(4,736)
Centrally Cleared Swaps
	1,250,000	USD	1,250,000	USD- LIBOR-BBA	Fixed 1.367%	Mar 2021	—	15,213	15,213
	50,000,000	HUF	180,699	Fixed 1.070%	6 Month BUBOR	Aug 2021	—	18	18
	73,500,000	HUF	259,214	Fixed 1.980%	6 Month BUBOR	Jul 2026	—	(1,655)	(1,655)
	2,580,000	USD	2,580,000	USD- LIBOR-BBA	Fixed 1.6709%	Dec 2020	—	57,822	57,822
	73,500,000	HUF	259,041	Fixed 2.040%	6 Month BUBOR	Jul 2026	—	(3,109)	(3,109)
			$9,722,616				—	($12,944)	($12,944)

The following are abbreviations for the table above:
BBA	British Bankers Association
BUBOR	Budapest Interbank Offered Rate
HKAB	Hong Kong Association of Banks

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       55

HIBOR	Hong Kong Interbank Offer Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate
TIIE	Tasa de Interes Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps - Buyer

During the year ended August 31, 2016, the fund used CDS as a Buyer of protection to manage against potential credit event. The fund held credit default swap contracts with total USD notional amounts ranging from $84.2 thousand to $5.4 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of August 31, 2016 as a Buyer of protection.

Counterparty	Reference obligation	Notional amount	Currency	USD notional amount	(Pay) fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Citi Bank N.A.	Republic of Turkey	950000	USD	$950,000	(1.000)%	Jun 2021	$76,193	($17,463)	$58,730
Citi Bank N.A.	CDX IG CDSI S26 5YR	160000	USD	160,000	(5.000)%	Jun 2021	(1,999)	(6,743)	(8,742)
Deutsche Bank	Bank of China LTD	100000	USD	100,000	(1.000)%	Jun 2021	1,556	(856)	700
JPMorgan Chase Bank, N.A.	United Utilities PLC	75000	EUR	99,161	(1.000)%	Jun 2017	(222)	(545)	(767)
JPMorgan Chase Bank, N.A.	CDX IG CDSI S26 5YR	325000	USD	325,000	(1.000)%	Jun 2021	(3,279)	(1,455)	(4,734)
JPMorgan Chase Bank, N.A.	People's Republic of China	100000	USD	100,000	(1.000)%	Jun 2021	526	(706)	(180)
JPMorgan Chase Bank, N.A.	Bank of China/Hong Kong	100000	USD	100,000	(1.000)%	Jun 2021	2,485	(1,785)	700
Centrally Cleared Swaps
	SKY PLC	80000	EUR	87,140	(1.000)%	Dec 2020	(403)	(596)	(999)
	CDX IG CDSI S26 5YR	450000	USD	450,000	(1.000)%	Jun 2021	(3,566)	(2,988)	(6,554)
	CDX.NA.HY.26	400000	USD	400,000	(5.000)%	Jun 2021	(4,947)	(16,909)	(21,856)
				$2,771,301			$66,344	($50,046)	$16,298

Credit default swaps - Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       56

of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended August 31, 2016 to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $354.3 thousand to $3.2 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of August 31, 2016 where the fund acted as a Seller of protection.

Counterparty	Reference obligation	Implied credit spread and/or credit rating at 8-31-16	Notional amount	Currency	USD notional amount	Receive fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Citi Bank N.A.	Teck Resources LTD	3.01%	250,000	USD	$250,000	5.00%	Jun 2019	($15,318)	$31,313	$15,995
Citi Bank N.A.	Transocean, Inc.	5.39%	175,000	USD	175,000	1.00%	Jun 2019	(18,545)	(984)	(19,529)
JP Morgan Chase Bank, N.A.	Humana, Inc.	0.13%	180,000	USD	180,000	1.00%	Dec 2018	512	3,463	3,975
					$605,000			($33,351)	$33,792	$441

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at August 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Receivable/payable for futures	Futures†	$119,757	($176,638)
Interest rate	Swap contracts, at value	Interest rate swaps^	82,963	(95,907)
Credit	Swap contracts, at value	Credit default swaps^	80,100	(63,361)
Foreign currency	Unrealized appreciation/ depreciation on forward foreign currency contracts	Forward foreign currency contracts	1,020,480	(1,257,383)
Foreign currency	Written options, at value	Written options	—	(8,063)
Foreign currency	Investments, at value*	Purchased options	1,650	—
Interest rate	Investments, at value*	Purchased options	19,313	—
			$1,324,263	($1,601,352)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statement of assets and liabilities.

* Purchased options are included in the Fund's investments

^ Reflects cumulative appreciation/depreciation on swap contracts. Year end variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       57

	Statement of operations location - Net realized gain (loss) on:
Risk	Investments and translation of assets and liabilities in foreign currencies[1]	Written options	Futures contracts	Swap contracts	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Interest rate	—	—	($785,053)	$7,384	—	(777,669)
Foreign exchange	($75,919)	$53,347	—	—	$6,416,421	6,393,849
Credit	—	—	—	(13,835)	—	(13,835)
Total	($75,919)	$53,347	($785,053)	($6,451)	$6,416,421	$5,602,345

1 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations

2 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

	Statement of operations location — Change in unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Interest rate	$351	($63,556)	($400)	($14,957)	—	($78,562)
Foreign currency	(2,664)	—	—	—	($1,836,891)	(1,839,555)
Credit	—	—	—	(29,151)	—	(29,151)
Total	($2,313)	($63,556)	($400)	($44,108)	($1,836,891)	($1,947,268)

1 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.800% of the first $250 million of the fund's aggregate daily net assets (together with the assets of any other applicable fund identified in the advisory agreement); and b) 0.725% of the aggregate daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with T. Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       58

aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.12% and 1.87% for Class A and Class C shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees, short dividend, litigation and indemnification expenses and other extraordinary expenses. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time.

Additionally, the Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15% of the average net assets of the fund. "Expenses" means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, management fees, class specific expenses, acquired fund fees and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The Advisor has voluntarily agreed to waive a portion of its management fees for the fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T. Rowe Price Associates, Inc. This voluntary expense reimbursement may terminate at any time.

For the year ended August 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$12,545	Class NAV	$298,158
Class C	280	Total	$310,983

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class: 0.30% for Class A shares and 1.00% for Class C shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $275,072 for the year ended August 31, 2016. Of this amount, $41,018 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $233,454 was paid as sales commissions to broker-dealers and $600 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       59

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor amounted to $15 and $497 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$30,640	$12,889
Class C	5,185	654
Total	$35,825	$13,543

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended August 31, 2016 and 2015 were as follows:

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	2,134,798	$22,091,836	228,483	$2,387,291
Distributions reinvested	29,517	306,746	914	9,459
Repurchased	(166,041)	(1,733,720)	(987)	(10,224)
Net increase	1,998,274	$20,664,862	228,410	$2,386,526
Class C shares[1]
Sold	56,978	$587,310	40,965	$430,647
Distributions reinvested	1,087	11,196	122	1,264
Repurchased	(32,003)	(329,506)	(4,847)	(50,405)
Net increase	26,062	$269,000	36,240	$381,506
Class NAV shares
Sold	5,801,689	$59,243,246	5,886,799	$63,043,632
Distributions reinvested	3,127,435	32,122,297	5,532,525	58,667,284
Repurchased	(11,242,480)	(114,760,713)	(9,145,621)	(98,680,895)
Net increase (decrease)	(2,313,356)	($23,395,170)	2,273,703	$23,030,021

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       60

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Total net increase (decrease)	(289,020)	($2,461,308)	2,538,353	$25,798,053

1 The inception date for Class A and Class C shares is 3-27-15.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $568,013,353 and $570,660,114, respectively, for the year ended August 31, 2016. Purchases and sales of U.S. Treasury obligations aggregated $74,752,828 and $80,319,040, respectively, for the year ended August 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2016, funds within the John Hancock group of funds complex held 97.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Lifestyle Balanced Portfolio	39.2%
John Hancock Funds II Lifestyle Conservative Portfolio	13.5%
John Hancock Funds II Lifestyle Growth Portfolio	15.8%
John Hancock Funds II Lifestyle Moderate Portfolio	15.3%

Note 9 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016, the fund engaged in purchases and sales amounting to $58,927 and $22,480, respectively.

Note 10 — Other Matters

The Trust has been named as a defendant in an adversary proceeding originally brought by the Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company's Chapter 11 bankruptcy proceeding (In re: Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The plaintiff seeks to recover payments of the proceeds from the leveraged buy-out made to the beneficial owners of shares of Tribune Company, and alleges these payments were intentionally fraudulent conveyances under the U.S. Bankruptcy Code. The adversary proceeding, which is now captioned Marc S. Kirschner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons,No.12-2652 (S.D.N.Y.), has been transferred to the U.S. District Court for the Southern District of New York and consolidated into the multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig.,No. 11-md-2296 (S.D.N.Y.).On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       61

On March 20, 2016, the Second Circuit issued an opinion affirming the dismissal of the state law constructive fraudulent transfer claims alleged in the Individual Creditor Actions including the Deutsche Bank Trust Co. Americas v. Paniagua, No. 11- 9409 (S.D.N.Y.) action previously reported. In light of this ruling, pending an unlikely Supreme Court appeal, the Individual Creditor Actions are over and only the FitzSimons action, which alleges an intentional fraudulent conveyance claim against Tribune's former shareholders, remains. On April 12, 2016, the Individual Creditors Petition of Plaintiff-Appellants-Cross-Appellees for Rehearing or Rehearing En Banc was filed with the Second Circuit Court of Appeals. On July 22, 2016, the Second Circuit Court of Appeals denied the Individual Creditor's Petition of Plaintiff-Appellants-Cross-Appellees for Rehearing or Rehearing En Banc.

The potential amount sought to be recovered by the plaintiffs in these two actions from the fund is unknown, but it includes approximately $2,091,000, representing the proceeds that the fund received in the leveraged buyout, plus an unknown amount of interest and the plaintiffs' attorneys' fees and expenses. The fund cannot predict the outcome of this proceeding. The fund is currently assessing the case and has not yet determined the effect, if any, on the fund's net assets and results of operations. If the proceeding were to be decided in a manner adverse to the fund, or if the fund were to enter into a settlement agreement with the plaintiffs, the payment of such judgment or settlement could have an adverse effect on the fund's net asset value.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       62

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Spectrum Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Spectrum Income Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       63

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $3,632,153 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       64

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Spectrum Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       65

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period and outperformed for the three- and five-year periods ended December 31, 2015. The Board also noted that the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board noted the fund's favorable performance relative to the benchmark index for the three- and five-year periods and the fund's favorable performance relative to the peer group

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       66

average for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark index and peer group average over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       67

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       68

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance has generally been in line with or outperformed the historical performance of the fund's benchmark index and peer group average over the longer-term;

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       69

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       70

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       71

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       72

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       73

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       74

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

T. Rowe Price Associates, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLC

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       75

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Spectrum Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF318221	459A 8/16 10/16

John Hancock

Retirement Living Portfolios

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile, but ultimately positive, stretch for investors. Major stock market indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and NASDAQ Composite Index all went on to hit all-time highs in August. Corporate bonds, especially higher-yielding segments, followed a similar trajectory, selling off through February before mounting a comeback in the second half of the period. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. In such an environment, our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. The U.S. Federal Reserve has continued to take a cautious and gradual approach to raising rates, and that too should help support the markets here at home.

Looking ahead, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Retirement Living Portfolios

2	Retirement Living Portfolios' strategy at a glance
3	Discussion of portfolio performance
9	John Hancock Retirement Living through 2055 Portfolio
10	John Hancock Retirement Living through 2050 Portfolio
11	John Hancock Retirement Living through 2045 Portfolio
12	John Hancock Retirement Living through 2040 Portfolio
13	John Hancock Retirement Living through 2035 Portfolio
14	John Hancock Retirement Living through 2030 Portfolio
15	John Hancock Retirement Living through 2025 Portfolio
16	John Hancock Retirement Living through 2020 Portfolio
17	John Hancock Retirement Living through 2015 Portfolio
18	John Hancock Retirement Living through 2010 Portfolio
19	Your expenses
26	Portfolios' investments
35	Financial statements
45	Financial highlights
65	Notes to financial statements
97	Auditor's report
98	Tax information
99	Joint Special Meeting of Shareholders
100	Continuation of investment advisory and subadvisory agreements
106	Trustees and Officers
109	More information

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       1

Retirement Living Portfolios' strategy at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

The Retirement Living Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Retirement Living Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to more conservative fixed-income funds.
•	Once the target date is reached, the allocation will continue to become increasingly conservative, investing primarily in fixed-income funds.

JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Retirement Living Portfolios adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       2

Discussion of portfolio performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How did the global financial markets perform during the 12 months that ended August 31, 2016?

The market environment continued to pose challenges, highlighted by slow growth across the global economy, volatility in commodity prices, and significant uncertainty with respect to the evolving monetary policies of the various central banks. The major equity markets experienced wide performance dispersion in the period, as the S&P 500 Index finished with a gain of 12.55% while the international developed markets, as measured by the MSCI EAFE Index, rose just 0.38%. The emerging markets performed well, as gauged by the 12.55% return of the MSCI Emerging Markets Index, due in part to a weaker U.S. dollar and stabilization in commodity prices in the second half of the period.

Although many market participants initially believed the U.S. Federal Reserve (Fed) would increase short-term interest rates multiple times over the period, numerous obstacles—including slow growth and below-target inflation—largely kept the Fed on hold. These trends supported fixed-income prices and led to a sharp decline in yields in the United States, which enabled the Bloomberg Barclays U.S. Aggregate Bond Index to report a gain of 5.97%. Investment-grade corporate and high-yield bonds performed very well, as improving liquidity conditions, investors' demand for yield, and stabilizing commodity prices enabled yield spreads to tighten.

How did the portfolios perform during the annual period?

Although the portfolios underperformed their respective benchmarks, they outpaced the return of their Morningstar peer groups. Both asset allocation and manager selection detracted from benchmark-relative performance.

While the portfolios may experience select periods of underperformance relative to their benchmarks, it is important to bear in mind that they are designed to maximize wealth accumulation in order to mitigate longevity risk over an extended retirement horizon. Our glide path is modeled within a robust risk management framework that analyzes varying equity allocations across multiple time horizons and market returns to assess the impact on ending wealth outcomes. Relative to those objectives, we are pleased to see the portfolios generated positive absolute returns in the past 12 months and have delivered solid risk adjusted returns relative to their peers since inception.

How were the portfolios positioned at the end of the period?

In terms of specific asset classes, we hold a relatively positive outlook on U.S. equities over a 3-to 5-year horizon, but we are conscious of the potential risks associated with relatively high valuations and declining profitability. In contrast, we have a mixed view on the overseas markets due to the ongoing questions about the future of the European Union. However, we welcome the opportunities that may arise from market dislocations.

Our outlook on emerging markets equities continues to improve. Despite some adverse economic headlines, progress is afoot at the company level in terms of improving top-line growth, corporate profitability, returns on equity, and governance practices. Many countries have instituted reforms and rebalanced their economies, which could create opportunities to identify countries with economic growth potential well above that of the developed markets. Further, a increasing number of countries have become self-sustaining as growth in the consumer and technology sectors has helped reduce emerging-market economies' dependence on the direction of commodity prices.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       3

We are less enthusiastic on the prospects for developed-market government bonds given that yields remain near generational lows. With that said, U.S. Treasuries offer competitive yields versus other major world markets, and they remain useful as a defensive investment with the potential to benefit in periods of heightened investor risk aversion. We continue to see the most compelling total return opportunities in investment-grade corporate and high-yield bonds, where the added income provides a more favorable starting point for total returns. We are also positive on emerging-market bonds due to their above-average yields and reasonable valuations. In addition, most of the countries in the asset class are in far better financial condition to weather a downturn than at any time in the past 20 years.

We continue to believe special care should be taken to maintain a portfolio that can reasonably withstand unexpected shocks that might occur in the economic or geopolitical landscape, consistent with the level of risk investors are comfortable taking. Increasingly, we believe a global portfolio should include not only traditional equity and fixed-income securities, but also exposure to alternatives and nontraditional strategies, such as absolute return approaches.

More broadly speaking, we continue to emphasize value, fundamentals, and diversification as the cornerstones of our strategy.

RETIREMENT LIVING THROUGH 2055 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class A shares returned 7.23%, excluding sales charges. The custom blended benchmark gained 8.93%,1,2 and the Morningstar target date 2055 fund category average rose 7.22%.3

The net impact of the portfolio's underlying active managers was the key factor driving underperformance in the period. Alpha Opportunities Fund (Wellington), Financial Industries Fund (JHAM), and International Small Cap Fund (Franklin Templeton) were among the leading detractors. In addition, a number of the portfolio's investments experienced modest shortfalls in relative performance, which had an adverse impact on results in the aggregate. On the plus side, Fundamental Global Franchise Fund (JHAM) and Absolute Return Currency Fund (First Quadrant) contributed positively.

In terms of asset allocation, the portfolio was helped by its underweight position in international developed-market equities. An allocation to defensive equities—which are typically expected to hold up better in volatile markets—aided performance, as did weightings in technology stocks and real estate investment trusts. However, the portfolio's positioning in fixed income detracted from results.

RETIREMENT LIVING THROUGH 2050 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class A shares returned 7.16%, excluding sales charges. The custom blended benchmark gained 8.93%,1,2 and the Morningstar target date 2050 fund category average rose 7.52%.3

The net impact of the portfolio's underlying active managers was the key factor driving underperformance in the period. Alpha Opportunities Fund (Wellington), Financial Industries Fund (JHAM), and International Small Cap Fund (Franklin Templeton) were among the leading detractors. In addition, a number of the portfolio's investments experienced modest shortfalls in relative performance, which had an adverse impact on results in the aggregate. On the plus side, Fundamental Global Franchise Fund (JHAM) and Absolute Return Currency Fund (First Quadrant) contributed positively.

In terms of asset allocation, the portfolio was helped by its underweight position in international developed-market equities. An allocation to defensive equities—which are typically expected to hold up better in volatile markets—aided performance, as did weightings in technology stocks and real estate investment trusts. However, the portfolio's positioning in fixed income detracted from results.

RETIREMENT LIVING THROUGH 2045 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class A shares returned 7.18%, excluding sales charges. The custom blended benchmark gained 8.93%,1,2 and the Morningstar target date 2045 fund category average rose 7.19%.3

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       4

The net impact of the portfolio's underlying active managers was the key factor driving underperformance in the period. Alpha Opportunities Fund (Wellington), Financial Industries Fund (JHAM), and International Small Cap Fund (Franklin Templeton) were among the leading detractors. In addition, a number of the portfolio's investments experienced modest shortfalls in relative performance, which had an adverse impact on results in the aggregate. On the plus side, Fundamental Global Franchise Fund (JHAM) and Absolute Return Currency Fund (First Quadrant) contributed positively.

In terms of asset allocation, the portfolio was helped by its underweight position in international developed-market equities. An allocation to defensive equities—which are typically expected to hold up better in volatile markets—aided performance, as did weightings in technology stocks and real estate investment trusts. However, the portfolio's positioning in fixed income detracted from results.

RETIREMENT LIVING THROUGH 2040 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class A shares returned 7.20%, excluding sales charges. The custom blended benchmark gained 8.93%,1,2 and the Morningstar target date 2040 fund category average rose 7.29%.3

The net impact of the portfolio's underlying active managers was the key factor driving underperformance in the period. Alpha Opportunities Fund (Wellington), Financial Industries Fund (JHAM), and International Small Cap Fund (Franklin Templeton) were among the leading detractors. In addition, a number of the portfolio's investments experienced modest shortfalls in relative performance, which had an adverse impact on results in the aggregate. On the plus side, Fundamental Global Franchise Fund (JHAM) and Absolute Return Currency Fund (First Quadrant) contributed positively.

In terms of asset allocation, the portfolio was helped by its underweight position in international developed-market equities. An allocation to defensive equities—which are typically expected to hold up better in volatile markets—aided performance, as did weightings in technology stocks and real estate investment trusts. In the fixed-income portfolio, performance was hurt by an

RETIREMENT LIVING 2055-2010 PORTFOLIOS' CLASS A SHARE RETURNS (%)

For the twelve months ended 8/31/16

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       5

underweight in high-yield bonds and an overweight in bank loans. An allocation to multi-sector bond funds was an additional detractor. These factors were offset, to some extent, by an allocation to emerging-market bonds.

RETIREMENT LIVING THROUGH 2035 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class A shares returned 7.12%, excluding sales charges. The custom blended benchmark gained 8.91%,1,2 and the Morningstar target date 2035 fund category average rose 7.04%.3

The net impact of the portfolio's underlying active managers was the key factor driving underperformance in the period. Alpha Opportunities Fund (Wellington), Financial Industries Fund (JHAM), and International Small Cap Fund (Franklin Templeton) were among the leading detractors. In addition, a number of the portfolio's investments experienced modest shortfalls in relative performance, which had an adverse impact on results in the aggregate. On the plus side, Fundamental Global Franchise Fund (JHAM) and Absolute Return Currency Fund (First Quadrant) contributed positively.

In terms of asset allocation, the portfolio was helped by its underweight position in international developed-market equities. An allocation to defensive equities—which are typically expected to hold up better in volatile markets—aided performance, as did weightings in technology stocks and real estate investment trusts. In the fixed-income portfolio, performance was hurt by an underweight in high-yield bonds and an overweight in bank loans. An allocation to multi-sector bond funds was an additional detractor. These factors were offset, to some extent, by an allocation to emerging-market bonds.

RETIREMENT LIVING THROUGH 2030 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class A shares returned 6.99%, excluding sales charges. The custom blended benchmark gained 8.81%,1,2 and the Morningstar target date 2030 fund category average rose 7.06%.3

The net impact of the portfolio's underlying active managers was the key factor driving underperformance in the period. Alpha Opportunities Fund (Wellington), Financial Industries Fund (JHAM), and International Small Cap Fund (Franklin Templeton) were among the leading detractors. In addition, a number of the portfolio's investments experienced modest shortfalls in relative performance, which had an adverse impact on results in the aggregate. On the plus side, Absolute Return Currency Fund (First Quadrant) and Fundamental Global Franchise Fund (JHAM) contributed positively.

In terms of asset allocation, the portfolio was helped by its underweight position in international developed-market equities. An allocation to defensive equities—which are typically expected to hold up better in volatile markets—aided performance, as did weightings in technology stocks and real estate investment trusts. In the fixed-income portfolio, performance was hurt by an underweight in high-yield bonds and an overweight in bank loans. An allocation to multi-sector bond funds was an additional detractor. These factors were offset, to some extent, by an allocation to emerging-market bonds.

Market index total returns

For the year ended August 31, 2016

U.S. Stocks	S&P 500 Index	12.55%
	Russell Midcap Index	9.91%
	Russell 2000 Index	8.59%
	FTSE NAREIT All Equity REIT Index	25.37%
International Stocks	MSCI EAFE Index	0.38%
	MSCI Emerging Markets Index	12.25%
	MSCI EAFE Small Cap Index	5.78%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	5.97%
	Bank of America Merrill Lynch US. High Yield Master II Index	9.18%
	JPMorgan Global Government Bonds Unhedged Index	9.92%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       6

RETIREMENT LIVING THROUGH 2025 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class A shares returned 6.91%, excluding sales charges. The custom blended benchmark gained 8.60%,1,2 and the Morningstar target date 2025 fund category average rose 6.70%.3

The net impact of the portfolio's underlying active managers was the key factor driving underperformance in the period. Alpha Opportunities Fund (Wellington), Financial Industries Fund (JHAM), and International Small Cap Fund (Franklin Templeton) were among the leading detractors. In addition, a number of the portfolio's investments experienced modest shortfalls in relative performance, which had an adverse impact on results in the aggregate. On the plus side, Absolute Return Currency Fund (First Quadrant) and Fundamental Global Franchise Fund (JHAM) contributed positively.

In terms of asset allocation, the portfolio was helped by its underweight position in international developed-market equities. An allocation to defensive equities—which are typically expected to hold up better in volatile markets—aided performance, as did weightings in technology stocks and real estate investment trusts. In the fixed-income portfolio, performance was hurt by an underweight in high-yield bonds and an overweight in bank loans. An allocation to multi-sector bond funds was an additional detractor. These factors were offset, to some extent, by an allocation to emerging-market bonds.

RETIREMENT LIVING THROUGH 2020 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class A shares returned 6.72%, excluding sales charges. The custom blended benchmark gained 8.35%,1,2 and the Morningstar target date 2020 fund category average rose 6.37%.3

The net impact of the portfolio's underlying active managers was the key factor driving underperformance in the period. Floating Rate Income Fund (WAMCO), Financial Industries Fund (JHAM), and International Small Cap Fund (Franklin Templeton) were among the leading detractors. In addition, a number of the portfolio's investments experienced modest shortfalls in relative performance, which had an adverse impact on results in the aggregate. On the plus side, Absolute Return Currency Fund (First Quadrant) and Spectrum Income Fund (T. Rowe Price) contributed positively.

In terms of asset allocation, the portfolio was helped by its underweight position in international developed-market equities. An allocation to defensive equities—which are typically expected to hold up better in volatile markets—aided performance, as did weightings in technology stocks and real estate investment trusts. However, an underweight position in large-cap U.S. equities detracted from results. In the fixed-income portfolio, performance was hurt by an underweight in high-yield bonds and an overweight in bank loans. An allocation to multi-sector bond funds was an additional detractor. These factors were offset, to some extent, by an allocation to emerging-market bonds.

RETIREMENT LIVING THROUGH 2015 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class A shares returned 6.63%, excluding sales charges. The custom blended benchmark gained 8.12%,1,2 and the Morningstar target date 2015 fund category average rose 6.28%.3

The net impact of the portfolio's underlying active managers was the key factor driving underperformance in the period. Floating Rate Income Fund (WAMCO), Global Absolute Return Strategies Fund (Standard Life), and International Small Cap Fund (Franklin Templeton) were among the leading detractors. In addition, a number of the portfolio's investments experienced modest shortfalls in relative performance, which had an adverse impact on results in the aggregate. On the plus side, Absolute Return Currency Fund (First Quadrant) and Spectrum Income Fund (T. Rowe Price) contributed positively.

In terms of asset allocation, the portfolio was helped by its underweight position in international developed-market equities. An allocation to defensive equities—which are typically expected to hold up better in volatile markets—aided performance, as did weightings in technology stocks and real estate investment trusts. In the fixed-income portfolio, performance was hurt by an underweight in high-yield bonds and an overweight in bank loans. These factors were offset, to some extent, by an allocation to emerging-market bonds.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       7

RETIREMENT LIVING THROUGH 2010 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class A shares returned 6.63%, excluding sales charges. The custom blended benchmark gained 7.91%,1,2 and the Morningstar target date 2010 fund category average rose 6.21%.3

The net impact of the portfolio's underlying active managers was the key factor driving underperformance in the period. Floating Rate Income Fund (WAMCO), Global Absolute Return Strategies Fund (Standard Life), and Total Return Fund (PIMCO) were among the leading detractors. In addition, a number of the portfolio's investments experienced modest shortfalls in relative performance, which had an adverse impact on results in the aggregate. On the plus side, Absolute Return Currency Fund (First Quadrant) and Spectrum Income Fund (T. Rowe Price) contributed positively.

In terms of asset allocation, the portfolio was helped by its underweight position in international developed-market equities. A weighting in real estate investment trusts—which performed very well amid the decline in long-term bond yields and the continued strength in the property markets—was also a positive. An allocation to defensive equities, which are typically expected to hold up better in volatile markets, aided performance as well. In the fixed-income portfolio, performance was hurt by an underweight in high-yield bonds and an overweight in bank loans. These factors were offset, to some extent, by an allocation to emerging-market bonds.

MANAGED BY

Robert M. Boyda On the portfolio since 2010 Investing since 1979
Marcelle Daher, CFA On the portfolio since 2013 Investing since 1999
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000

1 The custom benchmarks reflect each portfolio's asset allocation under normal conditions. These blended benchmarks adjust over time to match each portfolio's glide path. Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The former Barclays indexes are now being cobranded the Bloomberg Barclays indexes.
2 It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
3 Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
Past performance does not guarantee future results.
The portfolio's performance depends on the advisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Owning an exchange-traded fund (ETF) generally reflects the risks of owning the underlying securities it is designed to track. An ETF has its own fees and expenses, which are indirectly borne by the portfolio. The portfolio is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Hedging and other strategic transactions may increase volatility of a portfolio and could result in a significant loss. Each portfolio's name refers to the approximate retirement year of the investors for whom the portfolio's asset allocation strategy is designed. The portfolios with dates further off initially allocate more aggressively to stock funds. As a portfolio approaches its target date, the allocation will gradually migrate to more conservative, fixed-income funds. The principal value of each portfolio is not guaranteed and you could lose money at any time, including at, or after, the target date. Please see the portfolios' prospectuses for additional information.
The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       8

John Hancock Retirement Living through 2055 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through 2055 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.*

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The former Barclays indexes are now being cobranded the Bloomberg Barclays indexes.

ASSET ALLOCATION (%)

Equity	84.4
Large Blend	44.2
U.S. Large Cap	17.3
International Large Cap	5.9
U.S. Mid Cap	5.5
Emerging Markets	4.4
International Small Cap	3.6
U.S. Small Cap	2.4
Global Large Cap	1.1
Fixed income	5.2
Multi-Sector Bond	1.8
Intermediate Bond	1.3
Global Bond	0.8
Bank Loan	0.7
High Yield Bond	0.3
Treasury Inflation-Protected Securities	0.3
Alternative and specialty	10.3
Science & Technology	2.3
Financial Industries	1.7
Global Absolute Return Strategies	1.6
Natural Resources	1.1
Currency	1.0
Real Estate	1.0
Redwood	0.9
Health Sciences	0.7
Short-term investments and other	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-16 (%)

	Class A	Class I1,2	Class R1[2]	Class R2[2]	Class R3[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2	Index 3
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	1.84	7.56	7.05	7.31	7.05	7.42	7.62	7.58	7.63	12.55	5.97	8.93
Since inception	1.53	0.29	3.55	3.82	3.58	3.99	4.18	4.17	4.14	8.70	4.34	5.19
Cumulative returns
Since inception	3.76	0.72	8.88	9.56	8.96	9.99	10.48	10.47	10.37	22.54	10.90	13.12

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I*	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	2.26	1.95	2.60	2.35	2.50	2.20	1.90	1.85	1.88
Net (%)	1.01	0.70	1.33	1.08	1.23	0.83	0.63	0.58	0.63

*	Expenses have been estimated for the first year of operation for Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class I shares were first offered on 3-27-15. The returns prior to this date are those of Class A shares that have been recalculated to reflect gross fees and expenses of Class I shares.
2	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       9

John Hancock Retirement Living through 2050 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through 2050 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.1
Large Blend	43.9
U.S. Large Cap	17.2
International Large Cap	5.8
U.S. Mid Cap	5.5
Emerging Markets	4.6
International Small Cap	3.6
U.S. Small Cap	2.4
Global Large Cap	1.1
Fixed income	5.2
Multi-Sector Bond	1.8
Intermediate Bond	1.3
Global Bond	0.8
Bank Loan	0.7
High Yield Bond	0.3
Treasury Inflation-Protected Securities	0.3
Alternative and specialty	10.7
Science & Technology	2.8
Financial Industries	1.7
Global Absolute Return Strategies	1.5
Natural Resources	1.1
Currency	1.0
Real Estate	1.0
Redwood	0.9
Health Sciences	0.7

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-16 (%)

	Class A1	Class I1,3	Class R1[2,3]	Class R2[2,3]	Class R3[2,3]	Class R4[2,3]	Class R5[2,3]	Class R6[2,3]	Class 1[3]	Index 1	Index 2	Index 3
Inception	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11
Average annual total returns
1 year	1.80	7.58	6.88	7.08	7.03	7.41	7.65	7.62	7.67	12.55	5.97	8.93
5 year	7.82	8.98	8.82	9.05	8.93	9.31	9.50	9.55	9.49	14.69	3.24	10.89
Since inception	4.86	5.99	5.85	6.06	5.95	6.30	6.47	6.51	6.46	11.53	3.83	7.85
Cumulative returns
5 year	45.71	53.73	52.56	54.22	53.35	56.07	57.44	57.75	57.33	98.40	17.30	67.67
Since inception	28.85	36.44	35.48	36.94	36.18	38.59	39.81	40.08	39.71	79.11	22.26	49.71

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I*	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.33	1.02	1.67	1.42	1.57	1.27	0.98	0.92	0.95
Net (%)	1.01	0.70	1.33	1.08	1.23	0.83	0.63	0.58	0.63

*	Expenses have been estimated for the first year of operation for Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	Class A and Class I shares were first offered on 3-1-12 and 3-27-15, respectively. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class A and Class I shares, as applicable.
2	Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares were first offered on 3-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than other share classes. Had the returns reflected other class expenses, returns would be lower.
3	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       10

John Hancock Retirement Living through 2045 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through 2045 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.0
Large Blend	43.7
U.S. Large Cap	17.3
International Large Cap	5.8
U.S. Mid Cap	5.4
Emerging Markets	4.7
International Small Cap	3.6
U.S. Small Cap	2.4
Global Large Cap	1.1
Fixed income	5.2
Multi-Sector Bond	1.7
Intermediate Bond	1.3
Global Bond	0.8
Bank Loan	0.8
High Yield Bond	0.3
Treasury Inflation-Protected Securities	0.3
Alternative and specialty	10.8
Science & Technology	2.5
Financial Industries	1.8
Global Absolute Return Strategies	1.5
Natural Resources	1.4
Currency	1.0
Real Estate	1.0
Redwood	0.9
Health Sciences	0.7

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-16 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06
Average annual total returns
1 year	1.79	7.58	6.84	7.18	7.04	7.46	7.56	7.72	7.56	12.55	5.97	8.93
5 year	7.88	8.79	8.69	8.80	8.82	9.23	9.47	9.52	9.47	14.69	3.24	10.89
Since inception	4.12	4.37	4.42	3.71	4.53	4.87	5.14	4.37	5.13	7.01	4.84	5.76
Cumulative returns
5 year	46.11	52.39	51.72	52.49	52.57	55.46	57.23	57.58	57.19	98.40	17.30	67.67
Since inception	48.82	52.30	53.12	43.10	54.67	59.69	63.78	52.38	63.56	94.85	59.28	73.17

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I*	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.97	1.61	1.36	1.52	1.22	0.92	0.87	0.90
Net (%)	0.99	0.68	1.31	1.06	1.21	0.81	0.61	0.56	0.61

*	Expenses have been estimated for the first year of operation for Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       11

John Hancock Retirement Living through 2040 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through 2040 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	84.1
Large Blend	43.8
U.S. Large Cap	17.3
International Large Cap	5.8
U.S. Mid Cap	5.4
Emerging Markets	4.7
International Small Cap	3.6
U.S. Small Cap	2.4
Global Large Cap	1.1
Fixed income	5.2
Multi-Sector Bond	1.7
Intermediate Bond	1.3
Global Bond	0.8
Bank Loan	0.8
High Yield Bond	0.3
Treasury Inflation-Protected Securities	0.3
Alternative and specialty	10.7
Science & Technology	2.5
Financial Industries	1.8
Global Absolute Return Strategies	1.5
Natural Resources	1.3
Currency	1.0
Real Estate	1.0
Redwood	0.9
Health Sciences	0.7

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-16 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06
Average annual total returns
1 year	1.85	7.51	6.86	7.10	6.98	7.39	7.58	7.74	7.59	12.55	5.97	8.93
5 year	7.88	8.80	8.71	8.82	8.81	9.24	9.48	9.53	9.47	14.69	3.24	10.89
Since inception	4.14	4.39	4.44	3.89	4.53	4.88	5.15	4.38	5.14	7.01	4.84	5.76
Cumulative returns
5 year	46.10	52.43	51.86	52.57	52.52	55.54	57.25	57.62	57.22	98.40	17.30	67.67
Since inception	49.12	52.71	53.43	45.55	54.62	59.78	63.98	52.57	63.77	94.85	59.28	73.17

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I*	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.97	1.62	1.36	1.52	1.22	0.92	0.87	0.90
Net (%)	0.99	0.68	1.31	1.06	1.21	0.81	0.61	0.56	0.61

*Expenses have been estimated for the first year of operations for Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       12

John Hancock Retirement Living through 2035 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through 2035 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 63.70% Russell 3000 Index, 27.30% MSCI AC World ex-US Index, 7.20% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.80% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	80.3
Large Blend	41.9
U.S. Large Cap	16.7
International Large Cap	5.5
U.S. Mid Cap	5.2
Emerging Markets	4.4
International Small Cap	3.4
U.S. Small Cap	2.2
Global Large Cap	1.0
Fixed income	9.2
Multi-Sector Bond	3.2
Intermediate Bond	2.3
Global Bond	1.2
Treasury Inflation-Protected Securities	1.1
Bank Loan	0.9
High Yield Bond	0.5
Alternative and specialty	10.5
Science & Technology	2.4
Financial Industries	1.7
Global Absolute Return Strategies	1.6
Natural Resources	1.3
Currency	1.1
Real Estate	1.0
Redwood	0.8
Health Sciences	0.6

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-16 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06
Average annual total returns
1 year	1.72	7.43	6.78	7.11	6.88	7.38	7.60	7.56	7.50	12.55	5.97	8.91
5 year	7.81	8.73	8.65	8.76	8.75	9.17	9.43	9.45	9.40	14.69	3.24	10.84
Since inception	4.10	4.36	4.40	3.85	4.49	4.87	5.12	4.44	5.11	7.01	4.84	5.72
Cumulative returns
5 year	45.67	51.98	51.37	52.17	52.12	55.10	56.89	57.06	56.68	98.40	17.30	67.29
Since inception	48.56	52.20	52.83	45.05	54.12	59.71	63.49	53.31	63.28	94.85	59.28	72.57

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I*	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.97	1.62	1.37	1.52	1.22	0.92	0.87	0.90
Net (%)	0.99	0.68	1.31	1.06	1.21	0.81	0.61	0.56	0.61

*	Expenses have been estimated for the first year of operations for Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       13

John Hancock Retirement Living through 2030 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through 2030 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 58.10% Russell 3000 Index, 24.90% MSCI AC World ex-US Index, 13.60% Bloomberg Barclays U.S. Aggregate Bond Index, and 3.40% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	72.1
Large Blend	38.0
U.S. Large Cap	16.0
International Large Cap	4.9
U.S. Mid Cap	4.5
Emerging Markets	3.5
International Small Cap	2.8
U.S. Small Cap	1.7
Large Blend	0.7
Fixed income	17.1
Multi-Sector Bond	6.2
Intermediate Bond	3.7
Global Bond	2.4
Bank Loan	1.9
Treasury Inflation-Protected Securities	1.8
High Yield Bond	1.1
Alternative and specialty	10.8
Science & Technology	2.2
Global Absolute Return Strategies	2.2
Financial Industries	1.5
Currency	1.5
Natural Resources	1.2
Real Estate	0.9
Redwood	0.7
Health Sciences	0.6

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-16 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06
Average annual total returns
1 year	1.67	7.43	6.65	6.93	6.76	7.20	7.41	7.47	7.41	12.55	5.97	8.81
5 year	7.54	8.44	8.37	8.48	8.46	8.88	9.11	9.18	9.11	14.69	3.24	10.43
Since inception	3.94	4.20	4.22	3.80	4.31	4.66	4.93	4.36	4.92	7.01	4.84	5.54
Cumulative returns
5 year	43.82	49.95	49.45	50.23	50.07	53.03	54.62	55.11	54.66	98.40	17.30	64.23
Since inception	46.34	49.90	50.26	44.33	51.42	56.55	60.54	52.16	60.45	94.85	59.28	69.78

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I*	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.27	0.97	1.61	1.37	1.51	1.21	0.91	0.86	0.90
Net (%)	0.98	0.68	1.31	1.06	1.21	0.81	0.61	0.56	0.61

*	Expenses have been estimated for the first year of operation for Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       14

John Hancock Retirement Living through 2025 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through 2025 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 50.40% Russell 3000 Index, 21.60% MSCI AC World ex-US Index, 22.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 5.60% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	61.5
Large Blend	31.7
U.S. Large Cap	15.0
International Large Cap	4.2
U.S. Mid Cap	3.7
Emerging Markets	2.6
International Small Cap	2.2
U.S. Small Cap	1.3
Global Large Cap	0.8
Fixed income	28.0
Multi-Sector Bond	10.1
Intermediate Bond	7.1
Global Bond	3.7
Bank Loan	3.2
Treasury Inflation-Protected Securities	2.4
High Yield Bond	1.5
Alternative and specialty	10.5
Global Absolute Return Strategies	2.5
Science & Technology	1.8
Currency	1.5
Financial Industries	1.4
Natural Resources	1.1
Real Estate	1.0
Redwood	0.7
Health Sciences	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-16 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06
Average annual total returns
1 year	1.56	7.26	6.67	6.85	6.78	7.11	7.34	7.40	7.34	12.55	5.97	8.60
5 year	7.12	8.02	7.96	8.07	8.05	8.47	8.71	8.73	8.70	14.69	3.24	9.84
Since inception	3.92	4.17	4.20	3.77	4.28	4.64	4.89	4.35	4.89	7.01	4.84	5.49
Cumulative returns
5 year	41.07	47.09	46.69	47.42	47.29	50.14	51.82	51.99	51.73	98.40	17.30	59.90
Since inception	46.00	49.49	49.91	43.92	51.06	56.27	60.04	52.09	59.99	94.85	59.28	68.98

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I*	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.26	0.96	1.60	1.36	1.51	1.21	0.90	0.85	0.89
Net (%)	0.97	0.67	1.30	1.05	1.20	0.80	0.60	0.55	0.60

*	Expenses have been estimated for the first year of operation for Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       15

John Hancock Retirement Living through 2020 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through 2020 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 42.00% Russell 3000 Index, 18.00% MSCI AC World ex-US Index, 32.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 8.00% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	49.8
Large Blend	25.4
U.S. Large Cap	12.6
International Large Cap	3.7
U.S. Mid Cap	2.8
Emerging Markets	1.8
International Small Cap	1.7
U.S. Small Cap	1.1
Global Large Cap	0.7
Fixed income	39.9
Multi-Sector Bond	14.1
Intermediate Bond	11.3
Global Bond	5.0
Bank Loan	4.5
Treasury Inflation-Protected Securities	2.9
High Yield Bond	2.1
Alternative and specialty	10.3
Global Absolute Return Strategies	2.4
Science & Technology	1.7
Currency	1.6
Natural Resources	1.2
Financial Industries	1.2
Real Estate	1.1
Redwood	0.7
Health Sciences	0.4

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-16 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06
Average annual total returns
1 year	1.41	7.16	6.38	6.66	6.59	6.94	7.14	7.11	7.14	12.55	5.97	8.35
5 year	6.49	7.39	7.28	7.41	7.39	7.80	8.02	8.07	8.03	14.69	3.24	9.02
Since inception	3.90	4.16	4.18	3.74	4.27	4.61	4.88	4.31	4.88	7.01	4.84	5.44
Cumulative returns
5 year	36.96	42.85	42.08	42.96	42.82	45.57	47.04	47.38	47.12	98.40	17.30	54.03
Since inception	45.69	49.33	49.67	43.55	50.98	55.84	59.90	51.54	59.86	94.85	59.28	68.29

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I*	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.27	0.96	1.61	1.36	1.50	1.21	0.90	0.86	0.89
Net (%)	0.96	0.65	1.28	1.03	1.18	0.78	0.58	0.53	0.58

*	Expenses have been estimated for the first year of operation for Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       16

John Hancock Retirement Living through 2015 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through 2015 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 35% Russell 3000 Index, 15% MSCI AC World ex-US Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, and 10% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	41.8
Large Blend	20.5
U.S. Large Cap	11.8
International Large Cap	3.1
U.S. Mid Cap	2.2
Emerging Markets	1.4
International Small Cap	1.3
U.S. Small Cap	0.8
Global Large Cap	0.7
Fixed income	49.5
Intermediate Bond	17.0
Multi-Sector Bond	14.9
Global Bond	6.3
Bank Loan	5.7
Treasury Inflation-Protected Securities	3.4
High Yield Bond	2.2
Alternative and specialty	8.7
Global Absolute Return Strategies	2.5
Currency	1.7
Natural Resources	1.3
Real Estate	1.0
Science & Technology	0.8
Redwood	0.6
Financial Industries	0.6
Health Sciences	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-16 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06
Average annual total returns
1 year	1.29	6.98	6.29	6.54	6.40	6.85	6.96	7.11	6.96	12.55	5.97	8.12
5 year	5.83	6.70	6.62	6.75	6.72	7.14	7.34	7.43	7.36	14.69	3.24	8.23
Since inception	3.80	4.04	4.09	3.65	4.16	4.52	4.78	4.13	4.78	7.01	4.84	5.50
Cumulative returns
5 year	32.74	38.33	37.80	38.64	38.42	41.20	42.53	43.09	42.61	98.40	17.30	48.53
Since inception	44.31	47.72	48.36	42.30	49.38	54.47	58.39	48.94	58.33	94.85	59.28	69.27

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I*	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.97	1.61	1.36	1.51	1.21	0.91	0.86	0.90
Net (%)	0.95	0.64	1.27	1.02	1.17	0.77	0.57	0.52	0.57

*Expenses have been estimated for the first year of operations for Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       17

John Hancock Retirement Living through 2010 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through 2010 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 29.75% Russell 3000 Index, 12.75% MSCI AC World ex-US Index, 46.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 11.50% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	35.7
Large Blend	17.5
U.S. Large Cap	10.4
International Large Cap	2.7
U.S. Mid Cap	1.8
Emerging Markets	1.1
International Small Cap	1.0
Global Large Cap	0.6
U.S. Small Cap	0.6
Fixed income	56.9
Intermediate Bond	21.2
Multi-Sector Bond	15.7
Global Bond	7.2
Bank Loan	6.7
Treasury Inflation-Protected Securities	3.8
High Yield Bond	2.3
Alternative and specialty	7.4
Global Absolute Return Strategies	2.6
Currency	1.8
Natural Resources	1.1
Real Estate	0.9
Redwood	0.7
Science & Technology	0.2
Financial Industries	0.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-16 (%)

	Class A	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06
Average annual total returns
1 year	1.35	6.87	6.20	6.33	6.30	6.73	6.95	7.01	6.95	12.55	5.97	7.91
5 year	5.29	6.16	6.08	6.16	6.17	6.59	6.83	6.86	6.81	14.69	3.24	7.53
Since inception	3.77	4.01	4.05	3.50	4.13	4.50	4.77	4.04	4.76	7.01	4.84	5.53
Cumulative returns
5 year	29.41	34.83	34.35	34.86	34.92	37.62	39.12	39.36	39.02	98.40	17.30	43.74
Since inception	43.91	47.30	47.88	40.30	49.01	54.22	58.18	47.68	58.04	94.85	59.28	69.74

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class I*	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.29	0.98	1.63	1.37	1.52	1.23	0.93	0.88	0.91
Net (%)	0.93	0.62	1.25	1.00	1.15	0.75	0.55	0.50	0.55

*	Expenses have been estimated for the first year of operations for Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 3-27-15. Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R2, and Class R6 shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       18

Your expenses

As a shareholder of a John Hancock Funds II Retirement Living Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses that each portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2016 through August 31, 2016).

Actual expenses:

The first line of each share class in the tables below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios' prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       19

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during period[1] 3-1-2016-8-31-2016	Annualized expense ratio[2]
Retirement Living through 2060 Portfolio[3]
Class A	Actual	$1,000.00	$1,061.00	$1.82	0.43%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	1.78	0.43%
Class I	Actual	1,000.00	1,062.00	0.43	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	0.43	0.11%
Class R1	Actual	1,000.00	1,060.00	2.21	0.52%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	2.17	0.52%
Class R2	Actual	1,000.00	1,061.00	1.13	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	1.10	0.26%
Class R3	Actual	1,000.00	1,060.00	2.21	0.52%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	2.17	0.52%
Class R4	Actual	1,000.00	1,062.00	0.69	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	0.68	0.16%
Class R5	Actual	1,000.00	1,062.00	0.04	0.02%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	0.04	0.02%
Class R6	Actual	1,000.00	1,062.00	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	—	—
Class 1	Actual	1,000.00	1,062.00	0.30	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,028.60	0.30	0.05%
Retirement Living through 2055 Portfolio
Class A	Actual	$1,000.00	$1,135.70	$2.25	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.14	0.42%
Class I	Actual	1,000.00	1,136.50	0.70	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.66	0.13%
Class R1	Actual	1,000.00	1,133.40	2.84	0.53%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.69	0.53%
Class R2	Actual	1,000.00	1,135.60	1.88	0.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.78	0.35%
Class R3	Actual	1,000.00	1,133.40	3.16	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.00	0.59%
Class R4	Actual	1,000.00	1,136.70	0.97	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.92	0.18%
Class R5	Actual	1,000.00	1,137.60	0.16	0.03%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.15	0.03%
Class R6	Actual	1,000.00	1,136.50	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	—	—
Class 1	Actual	1,000.00	1,137.70	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       20

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during period[1] 3-1-2016-8-31-2016	Annualized expense ratio[2]
Retirement Living through 2050 Portfolio
Class A	Actual	$1,000.00	$1,135.50	$2.25	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.14	0.42%
Class I	Actual	1,000.00	1,137.30	0.64	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Class R1	Actual	1,000.00	1,133.50	3.81	0.71%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.61	0.71%
Class R2	Actual	1,000.00	1,135.50	2.42	0.45%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%
Class R3	Actual	1,000.00	1,134.50	2.95	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%
Class R4	Actual	1,000.00	1,136.30	1.34	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%
Class R5	Actual	1,000.00	1,137.20	0.11	0.02%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.10	0.02%
Class R6	Actual	1,000.00	1,138.30	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	—	—
Class 1	Actual	1,000.00	1,138.40	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Retirement Living through 2045 Portfolio
Class A	Actual	$1,000.00	$1,135.40	$2.25	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.14	0.42%
Class I	Actual	1,000.00	1,137.80	0.64	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Class R1	Actual	1,000.00	1,133.60	4.02	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Class R2	Actual	1,000.00	1,134.90	2.63	0.49%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.49	0.49%
Class R3	Actual	1,000.00	1,134.50	3.54	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%
Class R4	Actual	1,000.00	1,137.20	1.34	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%
Class R5	Actual	1,000.00	1,137.70	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Class R6	Actual	1,000.00	1,139.00	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	—	—
Class 1	Actual	1,000.00	1,137.80	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       21

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during period[1] 3-1-2016-8-31-2016	Annualized expense ratio[2]
Retirement Living through 2040 Portfolio
Class A	Actual	$1,000.00	$1,136.10	$2.26	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.14	0.42%
Class I	Actual	1,000.00	1,137.60	0.64	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Class R1	Actual	1,000.00	1,134.40	4.02	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Class R2	Actual	1,000.00	1,135.90	2.68	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.54	0.50%
Class R3	Actual	1,000.00	1,134.50	3.54	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%
Class R4	Actual	1,000.00	1,136.00	1.34	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%
Class R5	Actual	1,000.00	1,137.50	0.32	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%
Class R6	Actual	1,000.00	1,138.70	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	—	—
Class 1	Actual	1,000.00	1,137.60	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Retirement Living through 2035 Portfolio
Class A	Actual	$1,000.00	$1,133.20	$2.25	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.14	0.42%
Class I	Actual	1,000.00	1,135.60	0.64	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Class R1	Actual	1,000.00	1,131.50	4.02	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Class R2	Actual	1,000.00	1,133.80	2.68	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.54	0.50%
Class R3	Actual	1,000.00	1,132.30	3.48	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%
Class R4	Actual	1,000.00	1,134.70	1.34	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%
Class R5	Actual	1,000.00	1,136.60	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Class R6	Actual	1,000.00	1,135.60	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	—	—
Class 1	Actual	1,000.00	1,135.60	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       22

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during period[1] 3-1-2016-8-31-2016	Annualized expense ratio[2]
Retirement Living through 2030 Portfolio
Class A	Actual	$1,000.00	$1,127.10	$2.30	0.43%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.19	0.43%
Class I	Actual	1,000.00	1,129.60	0.54	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.51	0.10%
Class R1	Actual	1,000.00	1,125.60	3.95	0.74%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
Class R2	Actual	1,000.00	1,126.80	2.62	0.49%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.49	0.49%
Class R3	Actual	1,000.00	1,125.50	3.47	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%
Class R4	Actual	1,000.00	1,128.70	1.34	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%
Class R5	Actual	1,000.00	1,129.60	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Class R6	Actual	1,000.00	1,129.60	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	—	—
Class 1	Actual	1,000.00	1,129.60	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Retirement Living through 2025 Portfolio
Class A	Actual	$1,000.00	$1,118.20	$2.24	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.14	0.42%
Class I	Actual	1,000.00	1,119.70	0.59	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Class R1	Actual	1,000.00	1,117.80	4.05	0.76%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Class R2	Actual	1,000.00	1,117.80	2.56	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.44	0.48%
Class R3	Actual	1,000.00	1,117.60	3.46	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%
Class R4	Actual	1,000.00	1,119.60	1.33	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%
Class R5	Actual	1,000.00	1,120.70	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Class R6	Actual	1,000.00	1,120.80	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	—	—
Class 1	Actual	1,000.00	1,120.70	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       23

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during period[1] 3-1-2016-8-31-2016	Annualized expense ratio[2]
Retirement Living through 2020 Portfolio
Class A	Actual	$1,000.00	$1,110.60	$2.23	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.14	0.42%
Class I	Actual	1,000.00	1,112.90	0.58	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Class R1	Actual	1,000.00	1,107.70	3.97	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Class R2	Actual	1,000.00	1,109.90	2.60	0.49%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.49	0.49%
Class R3	Actual	1,000.00	1,109.80	3.45	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%
Class R4	Actual	1,000.00	1,111.00	1.33	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%
Class R5	Actual	1,000.00	1,111.80	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Class R6	Actual	1,000.00	1,111.90	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	—	—
Class 1	Actual	1,000.00	1,111.80	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Retirement Living through 2015 Portfolio
Class A	Actual	$1,000.00	$1,102.30	$2.22	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.14	0.42%
Class I	Actual	1,000.00	1,103.50	0.58	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Class R1	Actual	1,000.00	1,100.30	3.96	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Class R2	Actual	1,000.00	1,100.30	2.96	0.56%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.85	0.56%
Class R3	Actual	1,000.00	1,100.30	3.43	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%
Class R4	Actual	1,000.00	1,102.50	1.27	0.24%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.22	0.24%
Class R5	Actual	1,000.00	1,103.50	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Class R6	Actual	1,000.00	1,104.60	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	—	—
Class 1	Actual	1,000.00	1,103.50	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       24

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during period[1] 3-1-2016-8-31-2016	Annualized expense ratio[2]
Retirement Living through 2010 Portfolio
Class A	Actual	$1,000.00	$1,095.80	$2.27	0.43%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.19	0.43%
Class I	Actual	1,000.00	1,097.10	0.58	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Class R1	Actual	1,000.00	1,093.90	3.58	0.68%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46	0.68%
Class R2	Actual	1,000.00	1,093.50	3.47	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%
Class R3	Actual	1,000.00	1,093.70	3.42	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%
Class R4	Actual	1,000.00	1,096.00	1.32	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%
Class R5	Actual	1,000.00	1,098.30	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Class R6	Actual	1,000.00	1,097.00	—	—
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	—	—
Class 1	Actual	1,000.00	1,097.00	0.26	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 366 (to reflect the one-half year period).
[2]	The portfolios' expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Retirement Living through 2060	Retirement Living through 2055	Retirement Living through 2050	Retirement Living through 2045	Retirement Living through 2040	Retirement Living through 2035	Retirement Living through 2030	Retirement Living through 2025	Retirement Living through 2020	Retirement Living through 2015	Retirement Living through 2010
8-31-16	0.53%- 1.20%	0.53%- 1.20%	0.53%- 1.20%	0.53%- 1.20%	0.53%- 1.20%	0.53%- 1.20%	0.53%- 1.20%	0.53%- 1.20%	0.53%- 1.20%	0.53%- 1.20%	0.53%- 1.20%
[3]	Period from 3-30-16 (commencement of operations) to 8-31-16. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (154) and divided by 366 (to reflect the period).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       25

Portfolios' investments

INVESTMENT COMPANIES

Underlying Funds' Investment Managers
Allianz Global Investors	(Allianz)
Baillie Gifford Overseas Ltd	(Baillie Gifford)
Barrow, Hanley, Mewhinney & Strauss, LLC	(Barrow Hanley)
Declaration Management & Research LLC	(Declaration)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(First Quadrant)
Franklin Templeton Investments Corp.	(Franklin Templeton)
Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company LLC	(PIMCO)
Robeco Investment Management, Inc., doing business as Boston Partners	(Boston Partners)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
Stone Harbor Investment Partners LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T.Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company LLP	(Wellington)
Wells Capital Management, Inc.	(Wells Capital)
Western Asset Management Company	(WAMCO)

RETIREMENT LIVING THROUGH 2060 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.1%
Equity - 83.1%
Alpha Opportunities, Class NAV (Wellington)	9,869	$109,052
Blue Chip Growth, Class NAV (T. Rowe Price)	1,775	57,668
Capital Appreciation, Class NAV (Jennison)	3,183	52,930
Capital Appreciation Value, Class NAV (T.Rowe Price)	8,046	93,499
Disciplined Value, Class NAV (Boston Partners)	1,496	27,204
Emerging Markets, Class NAV (DFA)	6,361	61,004
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	6,546	61,004
Equity Income, Class NAV (T. Rowe Price)	3,287	60,770
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	2,042	28,278
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	3,537	46,547
Global Equity, Class NAV (JHAM) (A)(1)	4,036	44,192
Global Shareholder Yield, Class NAV (Epoch)	3,365	35,739
International Core, Class NAV (GMO)	897	25,974
International Growth Opportunities, Class NAV (Baillie Gifford)	1,484	18,940
International Growth Stock, Class NAV (Invesco)	1,886	23,636
International Small Cap, Class NAV (Franklin Templeton)	2,665	47,268
International Small Company, Class NAV (DFA)	4,567	47,268
International Value, Class NAV (Templeton)	2,833	41,817
International Value Equity, Class NAV (JHAM) (A)(1)	2,265	17,007
Mid Cap Stock, Class NAV (Wellington)	3,772	71,699
Mid Value, Class NAV (T. Rowe Price)	3,135	49,781
Small Cap Growth, Class NAV (Wellington)	2,086	16,520
Small Cap Value, Class NAV (Wellington)	778	15,735
Small Company Growth, Class NAV (Invesco)	811	14,948
Small Company Value, Class NAV (T. Rowe Price)	553	15,735
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	75,209	988,246
Strategic Growth, Class NAV (JHAM) (A)(1)	3,288	52,930
U.S. Equity, Class NAV (GMO)	3,872	41,040
Value, Class NAV (Invesco)	2,019	21,903
Value Equity, Class NAV (Barrow Hanley)	1,827	19,032
Fixed income - 5.2%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	1,448	14,969
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	555	5,346
Core Bond, Class NAV (Wells Capital)	480	6,463
Core High Yield, Class NAV (JHAM) (A)(2)	210	2,009
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	899	8,712
Floating Rate Income, Class NAV (WAMCO)	2,386	20,230
Focused High Yield, Class NAV (JHAM) (A)(1)	215	740
Global Bond, Class NAV (PIMCO)	178	2,328
Global Income, Class NAV (Stone Harbor)	614	5,823
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	518	4,685
High Yield, Class NAV (WAMCO)	294	2,381
Real Return Bond, Class NAV (PIMCO)	749	8,506
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	1,383	13,328
Spectrum Income, Class NAV (T. Rowe Price)	987	10,573
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	1,482	15,890
Total Return, Class NAV (PIMCO)	870	11,993
U.S. High Yield Bond, Class NAV (Wells Capital)	305	3,402

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       26

	Shares	Value
Alternative and specialty - 10.8%
Absolute Return Currency, Class NAV (First Quadrant) (I)	2,853	$27,106
Financial Industries, Class NAV (JHAM) (A)(1)	2,743	46,499
Global Absolute Return Strategies, Class NAV (Standard Life)	4,058	40,661
Global Real Estate, Class NAV (Standard Life)	1,216	13,120
Health Sciences, Class NAV (T. Rowe Price)	3,213	17,963
Natural Resources, Class NAV (Jennison)	3,805	42,997
Real Estate Equity, Class NAV (T. Rowe Price)	1,067	13,094
Redwood, Class NAV (Boston Partners)	2,362	24,117
Science & Technology, Class NAV (T. Rowe Price/Allianz)	5,291	62,174
SHORT-TERM INVESTMENTS - 4.7%
Money market funds - 4.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	124,418	124,418
Total investments (Cost $2,679,554) - 103.8%		$2,756,893
Other assets and liabilities, net - (3.8%)		(101,426)
Total net assets - 100.0%		$2,655,467

RETIREMENT LIVING THROUGH 2055 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.9%
Equity - 84.4%
Alpha Opportunities, Class NAV (Wellington)	397,151	$4,388,521
Blue Chip Growth, Class NAV (T. Rowe Price)	71,450	2,320,691
Capital Appreciation, Class NAV (Jennison)	127,813	2,125,536
Capital Appreciation Value, Class NAV (T.Rowe Price)	325,281	3,779,769
Disciplined Value, Class NAV (Boston Partners)	60,184	1,094,746
Emerging Markets, Class NAV (DFA)	244,580	2,345,518
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	242,525	2,260,337
Equity Income, Class NAV (T. Rowe Price)	132,262	2,445,532
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	82,165	1,137,984
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	142,337	1,873,149
Global Equity, Class NAV (JHAM) (A)(1)	162,411	1,778,405
Global Shareholder Yield, Class NAV (Epoch)	135,425	1,438,218
International Core, Class NAV (GMO)	36,093	1,045,254
International Growth Opportunities, Class NAV (Baillie Gifford)	59,733	762,189
International Growth Stock, Class NAV (Invesco)	75,902	951,054
International Small Cap, Class NAV (Franklin Templeton)	107,226	1,902,187
International Small Company, Class NAV (DFA)	183,347	1,897,645
International Value, Class NAV (Templeton)	113,880	1,680,867
International Value Equity, Class NAV (JHAM) (A)(1)	91,132	684,401
Mid Cap Stock, Class NAV (Wellington)	151,780	2,885,338
Mid Value, Class NAV (T. Rowe Price)	126,035	2,001,440
Small Cap Growth, Class NAV (Wellington)	83,937	664,779
Small Cap Value, Class NAV (Wellington)	31,220	631,264
Small Company Growth, Class NAV (Invesco)	32,621	601,527
Small Company Value, Class NAV (T. Rowe Price)	22,249	633,214
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	3,029,572	39,808,575
Strategic Growth, Class NAV (JHAM) (A)(1)	132,300	2,130,038
U.S. Equity, Class NAV (GMO)	155,807	1,651,550
Value, Class NAV (Invesco)	81,236	$881,413
Value Equity, Class NAV (Barrow Hanley)	73,503	765,898
Fixed income - 5.2%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	58,257	602,375
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	22,317	215,134
Core Bond, Class NAV (Wells Capital)	19,307	260,072
Core High Yield, Class NAV (JHAM) (A)(2)	8,441	80,861
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	36,179	350,573
Floating Rate Income, Class NAV (WAMCO)	87,191	739,379
Focused High Yield, Class NAV (JHAM) (A)(1)	8,657	29,780
Global Bond, Class NAV (PIMCO)	7,162	93,684
Global Income, Class NAV (Stone Harbor)	24,691	234,316
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	20,832	188,534
High Yield, Class NAV (WAMCO)	11,842	95,803
Real Return Bond, Class NAV (PIMCO)	30,159	342,307
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	55,638	536,351
Spectrum Income, Class NAV (T. Rowe Price)	39,729	425,499
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	59,652	639,467
Total Return, Class NAV (PIMCO)	35,023	482,621
U.S. High Yield Bond, Class NAV (Wells Capital)	12,291	136,923
Alternative and specialty - 10.3%
Absolute Return Currency, Class NAV (First Quadrant) (I)	114,824	1,090,824
Financial Industries, Class NAV (JHAM) (A)(1)	104,122	1,764,872
Global Absolute Return Strategies, Class NAV (Standard Life)	163,302	1,636,290
Global Real Estate, Class NAV (Standard Life)	48,932	527,979
Health Sciences, Class NAV (T. Rowe Price)	129,315	722,871
Natural Resources, Class NAV (Jennison)	99,265	1,121,699
Real Estate Equity, Class NAV (T. Rowe Price)	42,944	526,919
Redwood, Class NAV (Boston Partners)	95,058	970,540
Science & Technology, Class NAV (T. Rowe Price/Allianz)	212,938	2,502,018
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	73,640	73,640
Total investments (Cost $104,384,896) - 100.0%		$104,958,370
Other assets and liabilities, net - 0.0%		(4,124)
Total net assets - 100.0%		$104,954,246

RETIREMENT LIVING THROUGH 2050 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 84.1%
Alpha Opportunities, Class NAV (Wellington)	1,261,373	$13,938,172
Blue Chip Growth, Class NAV (T. Rowe Price)	226,896	7,369,570
Capital Appreciation, Class NAV (Jennison)	406,719	6,763,742
Capital Appreciation Value, Class NAV (T.Rowe Price)	1,033,422	12,008,363
Disciplined Value, Class NAV (Boston Partners)	191,138	3,476,803
Emerging Markets, Class NAV (DFA)	851,213	8,163,132
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	795,537	7,414,401
Equity Income, Class NAV (T. Rowe Price)	420,012	7,766,015

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       27

	Shares	Value
Equity - (continued)
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	263,255	$3,646,083
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	452,003	5,948,358
Global Equity, Class NAV (JHAM) (A)(1)	515,753	5,647,491
Global Shareholder Yield, Class NAV (Epoch)	452,143	4,801,760
International Core, Class NAV (GMO)	114,617	3,319,302
International Growth Opportunities, Class NAV (Baillie Gifford)	189,687	2,420,401
International Growth Stock, Class NAV (Invesco)	241,058	3,020,453
International Small Cap, Class NAV (Franklin Templeton)	340,487	6,040,234
International Small Company, Class NAV (DFA)	583,597	6,040,234
International Value, Class NAV (Templeton)	362,032	5,343,594
International Value Equity, Class NAV (JHAM) (A)(1)	289,398	2,173,380
Mid Cap Stock, Class NAV (Wellington)	481,761	9,158,284
Mid Value, Class NAV (T. Rowe Price)	400,606	6,361,630
Small Cap Growth, Class NAV (Wellington)	266,556	2,111,120
Small Cap Value, Class NAV (Wellington)	99,431	2,010,495
Small Company Growth, Class NAV (Invesco)	103,590	1,910,205
Small Company Value, Class NAV (T. Rowe Price)	70,643	2,010,495
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	9,620,686	126,415,816
Strategic Growth, Class NAV (JHAM) (A)(1)	420,132	6,764,133
U.S. Equity, Class NAV (GMO)	484,269	5,133,256
Value, Class NAV (Invesco)	257,973	2,799,010
Value Equity, Class NAV (Barrow Hanley)	233,415	2,432,180
Fixed income - 5.2%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	189,036	1,954,629
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	70,869	683,178
Core Bond, Class NAV (Wells Capital)	61,112	823,179
Core High Yield, Class NAV (JHAM) (A)(2)	26,804	256,781
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	114,889	1,113,277
Floating Rate Income, Class NAV (WAMCO)	285,716	2,422,870
Focused High Yield, Class NAV (JHAM) (A)(1)	27,491	94,568
Global Bond, Class NAV (PIMCO)	20,455	267,550
Global Income, Class NAV (Stone Harbor)	78,408	744,092
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	66,118	598,369
High Yield, Class NAV (WAMCO)	37,606	304,233
Real Return Bond, Class NAV (PIMCO)	95,892	1,088,373
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	176,684	1,703,233
Spectrum Income, Class NAV (T. Rowe Price)	126,226	1,351,884
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	189,398	2,030,350
Total Return, Class NAV (PIMCO)	111,220	1,532,607
U.S. High Yield Bond, Class NAV (Wells Capital)	39,031	434,811
Alternative and specialty - 10.7%
Absolute Return Currency, Class NAV (First Quadrant) (I)	364,633	3,464,014
Financial Industries, Class NAV (JHAM) (A)(1)	341,830	5,794,024
Global Absolute Return Strategies, Class NAV (Standard Life)	518,582	5,196,189
Global Real Estate, Class NAV (Standard Life)	155,389	1,676,646
Health Sciences, Class NAV (T. Rowe Price)	410,652	2,295,545
Natural Resources, Class NAV (Jennison)	339,555	3,836,968
Real Estate Equity, Class NAV (T. Rowe Price)	136,372	1,673,281
Redwood, Class NAV (Boston Partners)	301,865	3,082,040
Science & Technology, Class NAV (T. Rowe Price/Allianz)	756,085	8,884,003
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	12,190	$12,190
Total investments (Cost $322,462,863) - 100.0%		$335,726,996
Other assets and liabilities, net - 0.0%		(37,926)
Total net assets - 100.0%		$335,689,070

RETIREMENT LIVING THROUGH 2045 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 84.0%
Alpha Opportunities, Class NAV (Wellington)	2,967,730	$32,793,414
Blue Chip Growth, Class NAV (T. Rowe Price)	533,835	17,338,956
Capital Appreciation, Class NAV (Jennison)	950,527	15,807,264
Capital Appreciation Value, Class NAV (T.Rowe Price)	2,562,693	29,778,497
Disciplined Value, Class NAV (Boston Partners)	449,705	8,180,142
Emerging Markets, Class NAV (DFA)	2,001,884	19,198,066
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	1,945,722	18,134,131
Equity Income, Class NAV (T. Rowe Price)	988,194	18,271,702
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	608,257	8,424,362
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	1,063,462	13,995,161
Global Equity, Class NAV (JHAM) (A)(1)	1,213,451	13,287,287
Global Shareholder Yield, Class NAV (Epoch)	1,061,317	11,271,188
International Core, Class NAV (GMO)	269,211	7,796,362
International Growth Opportunities, Class NAV (Baillie Gifford)	446,290	5,694,665
International Growth Stock, Class NAV (Invesco)	564,367	7,071,519
International Small Cap, Class NAV (Franklin Templeton)	800,826	14,206,646
International Small Company, Class NAV (DFA)	1,362,688	14,103,821
International Value, Class NAV (Templeton)	847,361	12,507,050
International Value Equity, Class NAV (JHAM) (A)(1)	680,889	5,113,480
Mid Cap Stock, Class NAV (Wellington)	1,134,185	21,560,862
Mid Value, Class NAV (T. Rowe Price)	942,538	14,967,498
Small Cap Growth, Class NAV (Wellington)	626,434	4,961,361
Small Cap Value, Class NAV (Wellington)	233,939	4,730,246
Small Company Growth, Class NAV (Invesco)	243,725	4,494,288
Small Company Value, Class NAV (T. Rowe Price)	166,207	4,730,246
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	22,635,271	297,427,461
Strategic Growth, Class NAV (JHAM) (A)(1)	985,580	15,867,841
U.S. Equity, Class NAV (GMO)	1,150,284	12,193,012
Value, Class NAV (Invesco)	606,881	6,584,654
Value Equity, Class NAV (Barrow Hanley)	549,173	5,722,378
Fixed income - 5.2%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	442,461	4,575,052
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	166,739	1,607,365
Core Bond, Class NAV (Wells Capital)	143,783	1,936,756
Core High Yield, Class NAV (JHAM) (A)(2)	63,063	604,148
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	270,309	2,619,292
Floating Rate Income, Class NAV (WAMCO)	706,817	5,993,805
Focused High Yield, Class NAV (JHAM) (A)(1)	64,679	222,497
Global Bond, Class NAV (PIMCO)	47,897	626,490
Global Income, Class NAV (Stone Harbor)	184,393	1,749,890

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       28

	Shares	Value
Fixed income - (continued)
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	155,561	$1,407,830
High Yield, Class NAV (WAMCO)	88,479	715,792
Real Return Bond, Class NAV (PIMCO)	225,612	2,560,699
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	415,698	4,007,327
Spectrum Income, Class NAV (T. Rowe Price)	296,835	3,179,099
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	445,686	4,777,754
Total Return, Class NAV (PIMCO)	261,675	3,605,882
U.S. High Yield Bond, Class NAV (Wells Capital)	91,832	1,023,013
Alternative and specialty - 10.8%
Absolute Return Currency, Class NAV (First Quadrant) (I)	857,900	8,150,053
Financial Industries, Class NAV (JHAM) (A)(1)	824,786	13,980,117
Global Absolute Return Strategies, Class NAV (Standard Life)	1,220,107	12,225,476
Global Real Estate, Class NAV (Standard Life)	365,595	3,944,775
Health Sciences, Class NAV (T. Rowe Price)	962,039	5,377,799
Natural Resources, Class NAV (Jennison)	957,527	10,820,050
Real Estate Equity, Class NAV (T. Rowe Price)	320,852	3,936,857
Redwood, Class NAV (Boston Partners)	703,629	7,184,051
Science & Technology, Class NAV (T. Rowe Price/Allianz)	1,714,410	20,144,322
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	1,174	1,174
Total investments (Cost $661,939,770) - 100.0%		$793,190,925
Other assets and liabilities, net - 0.0%		(51,755)
Total net assets - 100.0%		$793,139,170

RETIREMENT LIVING THROUGH 2040 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 84.1%
Alpha Opportunities, Class NAV (Wellington)	3,154,919	$34,861,858
Blue Chip Growth, Class NAV (T. Rowe Price)	567,467	18,431,323
Capital Appreciation, Class NAV (Jennison)	1,015,383	16,885,824
Capital Appreciation Value, Class NAV (T.Rowe Price)	2,714,778	31,545,720
Disciplined Value, Class NAV (Boston Partners)	478,059	8,695,894
Emerging Markets, Class NAV (DFA)	2,137,248	20,496,211
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	2,070,135	19,293,663
Equity Income, Class NAV (T. Rowe Price)	1,050,499	19,423,721
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	647,067	8,961,880
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	1,130,449	14,876,705
Global Equity, Class NAV (JHAM) (A)(1)	1,289,958	14,125,041
Global Shareholder Yield, Class NAV (Epoch)	1,135,541	12,059,440
International Core, Class NAV (GMO)	286,699	8,302,807
International Growth Opportunities, Class NAV (Baillie Gifford)	474,429	6,053,709
International Growth Stock, Class NAV (Invesco)	602,772	7,552,729
International Small Cap, Class NAV (Franklin Templeton)	851,645	15,108,180
International Small Company, Class NAV (DFA)	1,459,728	15,108,180
International Value, Class NAV (Templeton)	904,542	$13,351,035
International Value Equity, Class NAV (JHAM) (A)(1)	723,819	5,435,881
Mid Cap Stock, Class NAV (Wellington)	1,208,971	22,982,548
Mid Value, Class NAV (T. Rowe Price)	1,001,964	15,911,189
Small Cap Growth, Class NAV (Wellington)	665,403	5,269,996
Small Cap Value, Class NAV (Wellington)	248,107	5,016,731
Small Company Growth, Class NAV (Invesco)	259,092	4,777,649
Small Company Value, Class NAV (T. Rowe Price)	176,716	5,029,326
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	24,061,833	316,172,483
Strategic Growth, Class NAV (JHAM) (A)(1)	1,050,592	16,914,525
U.S. Equity, Class NAV (GMO)	1,222,174	12,955,039
Value, Class NAV (Invesco)	645,222	7,000,654
Value Equity, Class NAV (Barrow Hanley)	583,797	6,083,170
Fixed income - 5.2%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	469,870	4,858,457
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	177,252	1,708,708
Core Bond, Class NAV (Wells Capital)	152,911	2,059,709
Core High Yield, Class NAV (JHAM) (A)(2)	67,127	643,080
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	287,352	2,784,437
Floating Rate Income, Class NAV (WAMCO)	750,827	6,367,013
Focused High Yield, Class NAV (JHAM) (A)(1)	68,757	236,526
Global Bond, Class NAV (PIMCO)	51,096	668,332
Global Income, Class NAV (Stone Harbor)	196,108	1,861,061
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	165,462	1,497,435
High Yield, Class NAV (WAMCO)	94,057	760,922
Real Return Bond, Class NAV (PIMCO)	239,911	2,722,991
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	441,907	4,259,987
Spectrum Income, Class NAV (T. Rowe Price)	315,628	3,380,381
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	473,865	5,079,830
Total Return, Class NAV (PIMCO)	278,173	3,833,230
U.S. High Yield Bond, Class NAV (Wells Capital)	97,622	1,087,513
Alternative and specialty - 10.7%
Absolute Return Currency, Class NAV (First Quadrant) (I)	911,902	8,663,067
Financial Industries, Class NAV (JHAM) (A)(1)	876,788	14,861,554
Global Absolute Return Strategies, Class NAV (Standard Life)	1,296,950	12,995,442
Global Real Estate, Class NAV (Standard Life)	388,646	4,193,490
Health Sciences, Class NAV (T. Rowe Price)	1,026,452	5,737,869
Natural Resources, Class NAV (Jennison)	961,467	10,864,581
Real Estate Equity, Class NAV (T. Rowe Price)	341,150	4,185,914
Redwood, Class NAV (Boston Partners)	747,992	7,637,000
Science & Technology, Class NAV (T. Rowe Price/Allianz)	1,823,362	21,424,509
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	1,092	1,092
Total investments (Cost $709,400,195) - 100.0%		$843,057,241
Other assets and liabilities, net - 0.0%		(48,865)
Total net assets - 100.0%		$843,008,376

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       29

RETIREMENT LIVING THROUGH 2035 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 80.3%
Alpha Opportunities, Class NAV (Wellington)	3,929,497	$43,420,943
Blue Chip Growth, Class NAV (T. Rowe Price)	689,206	22,385,425
Capital Appreciation, Class NAV (Jennison)	1,227,616	20,415,256
Capital Appreciation Value, Class NAV (T.Rowe Price)	3,451,904	40,111,130
Disciplined Value, Class NAV (Boston Partners)	581,363	10,574,999
Emerging Markets, Class NAV (DFA)	2,537,855	24,338,026
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	2,471,666	23,035,923
Equity Income, Class NAV (T. Rowe Price)	1,276,164	23,596,279
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	759,687	10,521,667
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	1,374,824	18,092,681
Global Equity, Class NAV (JHAM) (A)(1)	1,579,387	17,294,286
Global Shareholder Yield, Class NAV (Epoch)	1,366,428	14,511,460
International Core, Class NAV (GMO)	339,172	9,822,429
International Growth Opportunities, Class NAV (Baillie Gifford)	562,941	7,183,127
International Growth Stock, Class NAV (Invesco)	711,583	8,916,138
International Small Cap, Class NAV (Franklin Templeton)	1,009,360	17,906,048
International Small Company, Class NAV (DFA)	1,721,349	17,815,963
International Value, Class NAV (Templeton)	1,068,086	15,764,952
International Value Equity, Class NAV (JHAM) (A)(1)	862,819	6,479,769
Mid Cap Stock, Class NAV (Wellington)	1,449,961	27,563,767
Mid Value, Class NAV (T. Rowe Price)	1,207,245	19,171,045
Small Cap Growth, Class NAV (Wellington)	783,803	6,207,721
Small Cap Value, Class NAV (Wellington)	293,858	5,941,810
Small Company Growth, Class NAV (Invesco)	306,311	5,648,374
Small Company Value, Class NAV (T. Rowe Price)	208,903	5,945,377
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	29,075,813	382,056,182
Strategic Growth, Class NAV (JHAM) (A)(1)	1,269,080	20,432,189
U.S. Equity, Class NAV (GMO)	1,449,462	15,364,301
Value, Class NAV (Invesco)	777,349	8,434,238
Value Equity, Class NAV (Barrow Hanley)	710,024	7,398,454
Fixed income - 9.2%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	1,066,482	11,027,423
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	315,051	3,037,092
Core Bond, Class NAV (Wells Capital)	350,021	4,714,785
Core High Yield, Class NAV (JHAM) (A)(2)	133,121	1,275,302
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	510,621	4,947,916
Floating Rate Income, Class NAV (WAMCO)	1,118,720	9,486,749
Focused High Yield, Class NAV (JHAM) (A)(1)	97,169	334,261
Global Bond, Class NAV (PIMCO)	94,920	1,241,553
Global Income, Class NAV (Stone Harbor)	425,474	4,037,746
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	361,586	3,272,352
High Yield, Class NAV (WAMCO)	197,115	1,594,660
Real Return Bond, Class NAV (PIMCO)	1,039,859	11,802,398
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	1,043,434	10,058,704
Spectrum Income, Class NAV (T. Rowe Price)	741,490	7,941,363
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	1,113,979	11,941,850
Total Return, Class NAV (PIMCO)	637,016	8,778,080
U.S. High Yield Bond, Class NAV (Wells Capital)	208,605	2,323,860
Alternative and specialty - 10.5%
Absolute Return Currency, Class NAV (First Quadrant) (I)	1,202,354	$11,422,362
Financial Industries, Class NAV (JHAM) (A)(1)	1,061,260	17,988,357
Global Absolute Return Strategies, Class NAV (Standard Life)	1,709,934	17,133,543
Global Real Estate, Class NAV (Standard Life)	474,844	5,123,563
Health Sciences, Class NAV (T. Rowe Price)	1,226,249	6,854,731
Natural Resources, Class NAV (Jennison)	1,235,210	13,957,877
Real Estate Equity, Class NAV (T. Rowe Price)	416,614	5,111,853
Redwood, Class NAV (Boston Partners)	879,459	8,979,275
Science & Technology, Class NAV (T. Rowe Price/Allianz)	2,151,973	25,285,681
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	1,121	1,121
Total investments (Cost $895,452,097) - 100.0%		$1,066,024,416
Other assets and liabilities, net - 0.0%		(59,065)
Total net assets - 100.0%		$1,065,965,351

RETIREMENT LIVING THROUGH 2030 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 72.1%
Alpha Opportunities, Class NAV (Wellington)	4,814,815	$53,203,702
Blue Chip Growth, Class NAV (T. Rowe Price)	804,752	26,138,359
Capital Appreciation, Class NAV (Jennison)	1,436,814	23,894,217
Capital Appreciation Value, Class NAV (T.Rowe Price)	3,912,689	45,465,444
Disciplined Value, Class NAV (Boston Partners)	679,907	12,367,504
Emerging Markets, Class NAV (DFA)	2,414,160	23,151,796
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	2,367,043	22,060,838
Equity Income, Class NAV (T. Rowe Price)	1,490,660	27,562,308
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	668,930	9,264,686
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	1,607,879	21,159,685
Global Equity, Class NAV (JHAM) (A)(1)	2,139,898	23,431,880
Global Shareholder Yield, Class NAV (Epoch)	1,430,404	15,190,889
International Core, Class NAV (GMO)	323,119	9,357,532
International Growth Opportunities, Class NAV (Baillie Gifford)	535,978	6,839,078
International Growth Stock, Class NAV (Invesco)	691,959	8,670,244
International Small Cap, Class NAV (Franklin Templeton)	1,011,283	17,940,159
International Small Company, Class NAV (DFA)	1,723,660	17,839,885
International Value, Class NAV (Templeton)	1,014,902	14,979,954
International Value Equity, Class NAV (JHAM) (A)(1)	841,232	6,317,650
Mid Cap Stock, Class NAV (Wellington)	1,540,909	29,292,678
Mid Value, Class NAV (T. Rowe Price)	1,281,721	20,353,725
Small Cap Growth, Class NAV (Wellington)	715,915	5,670,049
Small Cap Value, Class NAV (Wellington)	266,710	5,392,872
Small Company Growth, Class NAV (Invesco)	278,232	5,130,596
Small Company Value, Class NAV (T. Rowe Price)	189,774	5,400,966
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	31,633,134	415,659,387
Strategic Growth, Class NAV (JHAM) (A)(1)	1,483,295	23,881,048
U.S. Equity, Class NAV (GMO)	1,658,416	17,579,212

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       30

	Shares	Value
Equity - (continued)
Value, Class NAV (Invesco)	825,291	$8,954,403
Value Equity, Class NAV (Barrow Hanley)	830,435	8,653,133
Fixed income - 17.1%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	2,046,266	21,158,389
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	775,118	7,472,139
Core Bond, Class NAV (Wells Capital)	653,313	8,800,127
Core High Yield, Class NAV (JHAM) (A)(2)	417,691	4,001,479
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	1,258,114	12,191,120
Floating Rate Income, Class NAV (WAMCO)	2,860,201	24,254,503
Focused High Yield, Class NAV (JHAM) (A)(1)	203,975	701,675
Global Bond, Class NAV (PIMCO)	247,412	3,236,154
Global Income, Class NAV (Stone Harbor)	1,066,476	10,120,857
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	916,172	8,291,352
High Yield, Class NAV (WAMCO)	554,140	4,482,995
Real Return Bond, Class NAV (PIMCO)	2,049,301	23,259,571
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	2,459,963	23,714,040
Spectrum Income, Class NAV (T. Rowe Price)	1,737,313	18,606,618
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	2,614,300	28,025,299
Total Return, Class NAV (PIMCO)	1,253,860	17,278,196
U.S. High Yield Bond, Class NAV (Wells Capital)	494,881	5,512,977
Alternative and specialty - 10.8%
Absolute Return Currency, Class NAV (First Quadrant) (I)	1,973,499	18,748,241
Financial Industries, Class NAV (JHAM) (A)(1)	1,162,907	19,711,273
Global Absolute Return Strategies, Class NAV (Standard Life)	2,806,751	28,123,648
Global Real Estate, Class NAV (Standard Life)	556,992	6,009,943
Health Sciences, Class NAV (T. Rowe Price)	1,378,454	7,705,555
Natural Resources, Class NAV (Jennison)	1,369,008	15,469,788
Real Estate Equity, Class NAV (T. Rowe Price)	487,499	5,981,618
Redwood, Class NAV (Boston Partners)	897,616	9,164,661
Science & Technology, Class NAV (T. Rowe Price/Allianz)	2,400,843	28,209,909
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	1,127	1,127
Total investments (Cost $1,095,364,559) - 100.0%		$1,291,037,133
Other assets and liabilities, net - 0.0%		(72,546)
Total net assets - 100.0%		$1,290,964,587

RETIREMENT LIVING THROUGH 2025 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 61.5%
Alpha Opportunities, Class NAV (Wellington)	3,062,187	$33,837,168
Blue Chip Growth, Class NAV (T. Rowe Price)	718,811	23,346,975
Capital Appreciation, Class NAV (Jennison)	1,281,559	21,312,322
Capital Appreciation Value, Class NAV (T.Rowe Price)	5,087,551	59,117,341
Disciplined Value, Class NAV (Boston Partners)	610,996	11,114,010
Emerging Markets, Class NAV (DFA)	1,940,112	18,605,671
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	1,932,261	18,008,677
Equity Income, Class NAV (T. Rowe Price)	1,320,702	24,419,772
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	810,232	$11,221,710
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	1,445,032	19,016,623
Global Equity, Class NAV (JHAM) (A)(1)	2,141,737	23,452,021
Global Shareholder Yield, Class NAV (Epoch)	1,707,628	18,135,004
International Core, Class NAV (GMO)	287,002	8,311,566
International Growth Opportunities, Class NAV (Baillie Gifford)	475,782	6,070,975
International Growth Stock, Class NAV (Invesco)	622,157	7,795,630
International Small Cap, Class NAV (Franklin Templeton)	870,732	15,446,788
International Small Company, Class NAV (DFA)	1,490,405	15,425,687
International Value, Class NAV (Templeton)	902,813	13,325,527
International Value Equity, Class NAV (JHAM) (A)(1)	761,179	5,716,456
Mid Cap Stock, Class NAV (Wellington)	1,372,793	26,096,804
Mid Value, Class NAV (T. Rowe Price)	1,140,974	18,118,662
Small Cap Growth, Class NAV (Wellington)	602,112	4,768,729
Small Cap Value, Class NAV (Wellington)	225,017	4,549,838
Small Company Growth, Class NAV (Invesco)	234,759	4,328,953
Small Company Value, Class NAV (T. Rowe Price)	160,117	4,556,940
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	29,586,391	388,765,176
Strategic Growth, Class NAV (JHAM) (A)(1)	1,327,643	21,375,055
U.S. Equity, Class NAV (GMO)	2,143,430	22,720,361
Value, Class NAV (Invesco)	734,668	7,971,148
Value Equity, Class NAV (Barrow Hanley)	746,193	7,775,332
Fixed income - 28.0%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	4,592,492	47,486,369
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	1,243,362	11,986,007
Core Bond, Class NAV (Wells Capital)	1,175,941	15,839,923
Core High Yield, Class NAV (JHAM) (A)(2)	573,055	5,489,868
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	1,795,350	17,396,937
Floating Rate Income, Class NAV (WAMCO)	5,370,781	45,544,225
Focused High Yield, Class NAV (JHAM) (A)(1)	352,113	1,211,268
Global Bond, Class NAV (PIMCO)	725,115	9,484,507
Global Income, Class NAV (Stone Harbor)	1,911,743	18,142,440
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	1,524,343	13,795,304
High Yield, Class NAV (WAMCO)	772,998	6,253,555
Real Return Bond, Class NAV (PIMCO)	2,953,768	33,525,269
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	4,304,752	41,497,807
Spectrum Income, Class NAV (T. Rowe Price)	2,997,329	32,101,391
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	4,534,783	48,612,869
Total Return, Class NAV (PIMCO)	2,672,168	36,822,479
U.S. High Yield Bond, Class NAV (Wells Capital)	756,851	8,431,318
Alternative and specialty - 10.5%
Absolute Return Currency, Class NAV (First Quadrant) (I)	2,282,077	21,679,733
Financial Industries, Class NAV (JHAM) (A)(1)	1,123,245	19,039,002
Global Absolute Return Strategies, Class NAV (Standard Life)	3,240,196	32,466,761
Global Real Estate, Class NAV (Standard Life)	712,788	7,690,981
Health Sciences, Class NAV (T. Rowe Price)	1,300,532	7,269,976
Natural Resources, Class NAV (Jennison)	1,412,381	15,959,900
Real Estate Equity, Class NAV (T. Rowe Price)	521,631	6,400,417
Redwood, Class NAV (Boston Partners)	1,031,690	10,533,553
Science & Technology, Class NAV (T. Rowe Price/Allianz)	2,190,531	25,738,739

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       31

	Shares	Value
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	1,151	$1,151
Total investments (Cost $1,212,836,458) - 100.0%		$1,405,108,670
Other assets and liabilities, net - 0.0%		(84,484)
Total net assets - 100.0%		$1,405,024,186

RETIREMENT LIVING THROUGH 2020 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 49.8%
Alpha Opportunities, Class NAV (Wellington)	1,012,560	$11,188,788
Blue Chip Growth, Class NAV (T. Rowe Price)	419,314	13,619,333
Capital Appreciation, Class NAV (Jennison)	748,042	12,439,944
Capital Appreciation Value, Class NAV (T.Rowe Price)	3,882,449	45,114,062
Disciplined Value, Class NAV (Boston Partners)	360,614	6,559,576
Emerging Markets, Class NAV (DFA)	1,039,159	9,965,539
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	1,041,029	9,702,386
Equity Income, Class NAV (T. Rowe Price)	760,162	14,055,392
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	583,485	8,081,265
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	852,833	11,223,278
Global Equity, Class NAV (JHAM) (A)(1)	1,551,757	16,991,739
Global Shareholder Yield, Class NAV (Epoch)	1,185,270	12,587,571
International Core, Class NAV (GMO)	190,101	5,505,339
International Growth Opportunities, Class NAV (Baillie Gifford)	315,235	4,022,403
International Growth Stock, Class NAV (Invesco)	413,730	5,184,037
International Small Cap, Class NAV (Franklin Templeton)	507,426	9,001,735
International Small Company, Class NAV (DFA)	862,271	8,924,505
International Value, Class NAV (Templeton)	598,667	8,836,320
International Value Equity, Class NAV (JHAM) (A)(1)	507,333	3,810,073
Mid Cap Stock, Class NAV (Wellington)	809,353	15,385,796
Mid Value, Class NAV (T. Rowe Price)	669,311	10,628,653
Small Cap Growth, Class NAV (Wellington)	382,858	3,032,236
Small Cap Value, Class NAV (Wellington)	142,649	2,884,367
Small Company Growth, Class NAV (Invesco)	149,209	2,751,410
Small Company Value, Class NAV (T. Rowe Price)	101,798	2,897,164
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	18,813,199	247,205,438
Strategic Growth, Class NAV (JHAM) (A)(1)	773,380	12,451,414
U.S. Equity, Class NAV (GMO)	1,572,083	16,664,083
Value, Class NAV (Invesco)	431,074	4,677,158
Value Equity, Class NAV (Barrow Hanley)	440,435	4,589,332
Fixed income - 39.9%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	5,738,265	59,333,664
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	1,229,424	11,851,643
Core Bond, Class NAV (Wells Capital)	1,345,627	18,125,599
Core High Yield, Class NAV (JHAM) (A)(2)	607,536	5,820,196
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	1,576,011	15,271,547
Floating Rate Income, Class NAV (WAMCO)	5,817,527	49,332,627
Focused High Yield, Class NAV (JHAM) (A)(1)	368,775	1,268,587
Global Bond, Class NAV (PIMCO)	1,004,517	13,139,077
Global Income, Class NAV (Stone Harbor)	1,857,952	17,631,960
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	1,594,450	$14,429,775
High Yield, Class NAV (WAMCO)	806,029	6,520,775
Real Return Bond, Class NAV (PIMCO)	2,813,522	31,933,475
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	4,705,486	45,360,883
Spectrum Income, Class NAV (T. Rowe Price)	3,243,405	34,736,869
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	4,952,817	53,094,199
Total Return, Class NAV (PIMCO)	3,310,250	45,615,247
U.S. High Yield Bond, Class NAV (Wells Capital)	829,646	9,242,256
Alternative and specialty - 10.3%
Absolute Return Currency, Class NAV (First Quadrant) (I)	1,837,957	17,460,588
Financial Industries, Class NAV (JHAM) (A)(1)	753,834	12,777,486
Global Absolute Return Strategies, Class NAV (Standard Life)	2,613,860	26,190,882
Global Real Estate, Class NAV (Standard Life)	672,260	7,253,689
Health Sciences, Class NAV (T. Rowe Price)	821,364	4,591,427
Natural Resources, Class NAV (Jennison)	1,151,189	13,008,438
Real Estate Equity, Class NAV (T. Rowe Price)	394,057	4,835,074
Redwood, Class NAV (Boston Partners)	757,215	7,731,160
Science & Technology, Class NAV (T. Rowe Price/Allianz)	1,530,679	17,985,483
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	1,271	1,271
Total investments (Cost $955,076,439) - 100.0%		$1,084,524,213
Other assets and liabilities, net - 0.0%		(84,004)
Total net assets - 100.0%		$1,084,440,209

RETIREMENT LIVING THROUGH 2015 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 41.8%
Alpha Opportunities, Class NAV (Wellington)	125,141	$1,382,807
Blue Chip Growth, Class NAV (T. Rowe Price)	148,859	4,834,933
Capital Appreciation, Class NAV (Jennison)	266,061	4,424,596
Capital Appreciation Value, Class NAV (T.Rowe Price)	2,000,880	23,250,226
Disciplined Value, Class NAV (Boston Partners)	126,073	2,293,268
Emerging Markets, Class NAV (DFA)	379,581	3,640,178
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	371,435	3,461,773
Equity Income, Class NAV (T. Rowe Price)	273,574	5,058,392
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	232,269	3,216,932
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	298,138	3,923,494
Global Equity, Class NAV (JHAM) (A)(1)	669,822	7,334,547
Global Shareholder Yield, Class NAV (Epoch)	603,450	6,408,635
International Core, Class NAV (GMO)	68,403	1,980,937
International Growth Opportunities, Class NAV (Baillie Gifford)	113,480	1,448,010
International Growth Stock, Class NAV (Invesco)	140,568	1,761,323
International Small Cap, Class NAV (Franklin Templeton)	175,498	3,113,343
International Small Company, Class NAV (DFA)	298,580	3,090,299

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       32

	Shares	Value
Equity - (continued)
International Value, Class NAV (Templeton)	215,081	$3,174,599
International Value Equity, Class NAV (JHAM) (A)(1)	168,047	1,262,031
Mid Cap Stock, Class NAV (Wellington)	291,118	5,534,160
Mid Value, Class NAV (T. Rowe Price)	242,145	3,845,258
Small Cap Growth, Class NAV (Wellington)	127,819	1,012,326
Small Cap Value, Class NAV (Wellington)	47,696	964,413
Small Company Growth, Class NAV (Invesco)	49,772	917,796
Small Company Value, Class NAV (T. Rowe Price)	33,932	965,715
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	7,017,609	92,211,388
Strategic Growth, Class NAV (JHAM) (A)(1)	275,615	4,437,401
U.S. Equity, Class NAV (GMO)	809,752	8,583,376
Value, Class NAV (Invesco)	155,930	1,691,835
Value Equity, Class NAV (Barrow Hanley)	153,964	1,604,310
Fixed income - 49.5%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	3,972,099	41,071,506
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	745,121	7,182,966
Core Bond, Class NAV (Wells Capital)	884,502	11,914,238
Core High Yield, Class NAV (JHAM) (A)(2)	301,293	2,886,389
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	838,414	8,124,233
Floating Rate Income, Class NAV (WAMCO)	3,329,838	28,237,027
Focused High Yield, Class NAV (JHAM) (A)(1)	129,350	444,963
Global Bond, Class NAV (PIMCO)	655,617	8,575,476
Global Income, Class NAV (Stone Harbor)	917,346	8,705,618
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	785,377	7,107,665
High Yield, Class NAV (WAMCO)	384,286	3,108,870
Real Return Bond, Class NAV (PIMCO)	1,485,046	16,855,277
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	2,300,136	22,173,313
Spectrum Income, Class NAV (T. Rowe Price)	1,591,868	17,048,909
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	2,426,284	26,009,770
Total Return, Class NAV (PIMCO)	2,259,445	31,135,151
U.S. High Yield Bond, Class NAV (Wells Capital)	382,792	4,264,305
Alternative and specialty - 8.7%
Absolute Return Currency, Class NAV (First Quadrant) (I)	883,079	8,389,255
Financial Industries, Class NAV (JHAM) (A)(1)	172,971	2,931,863
Global Absolute Return Strategies, Class NAV (Standard Life)	1,255,852	12,583,637
Global Real Estate, Class NAV (Standard Life)	249,878	2,696,179
Health Sciences, Class NAV (T. Rowe Price)	184,599	1,031,908
Natural Resources, Class NAV (Jennison)	548,703	6,200,341
Real Estate Equity, Class NAV (T. Rowe Price)	174,626	2,142,666
Redwood, Class NAV (Boston Partners)	310,623	3,171,458
Science & Technology, Class NAV (T. Rowe Price/Allianz)	349,020	4,100,990
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	23,559	23,559
Total investments (Cost $442,049,351) - 100.0%		$494,945,833
Other assets and liabilities, net - 0.0%		(59,775)
Total net assets - 100.0%		$494,886,058

RETIREMENT LIVING THROUGH 2010 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 35.7%
Alpha Opportunities, Class NAV (Wellington)	92,513	$1,022,268
Blue Chip Growth, Class NAV (T. Rowe Price)	71,813	2,332,478
Capital Appreciation, Class NAV (Jennison)	128,725	2,140,700
Capital Appreciation Value, Class NAV (T.Rowe Price)	1,002,833	11,652,921
Disciplined Value, Class NAV (Boston Partners)	60,956	1,108,788
Emerging Markets, Class NAV (DFA)	158,183	1,516,976
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	158,878	1,480,741
Equity Income, Class NAV (T. Rowe Price)	132,273	2,445,727
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	121,856	1,687,706
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	142,001	1,868,738
Global Equity, Class NAV (JHAM) (A)(1)	359,817	3,940,001
Global Shareholder Yield, Class NAV (Epoch)	315,241	3,347,857
International Core, Class NAV (GMO)	30,371	879,536
International Growth Opportunities, Class NAV (Baillie Gifford)	50,272	641,466
International Growth Stock, Class NAV (Invesco)	57,704	723,027
International Small Cap, Class NAV (Franklin Templeton)	77,367	1,372,484
International Small Company, Class NAV (DFA)	132,607	1,372,484
International Value, Class NAV (Templeton)	95,992	1,416,846
International Value Equity, Class NAV (JHAM) (A)(1)	66,373	498,459
Mid Cap Stock, Class NAV (Wellington)	131,626	2,502,213
Mid Value, Class NAV (T. Rowe Price)	109,419	1,737,579
Small Cap Growth, Class NAV (Wellington)	51,664	409,183
Small Cap Value, Class NAV (Wellington)	19,273	389,709
Small Company Growth, Class NAV (Invesco)	20,068	370,055
Small Company Value, Class NAV (T. Rowe Price)	13,700	389,894
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	3,335,087	43,823,040
Strategic Growth, Class NAV (JHAM) (A)(1)	132,963	2,140,700
U.S. Equity, Class NAV (GMO)	429,640	4,554,188
Value, Class NAV (Invesco)	70,473	764,634
Value Equity, Class NAV (Barrow Hanley)	74,783	779,238
Fixed income - 56.9%
Active Bond, Class NAV (JHAM/Declaration) (A)(1)	2,806,230	29,016,417
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	499,838	4,818,435
Core Bond, Class NAV (Wells Capital)	612,742	8,253,640
Core High Yield, Class NAV (JHAM) (A)(2)	181,836	1,741,988
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	523,135	5,069,180
Floating Rate Income, Class NAV (WAMCO)	2,190,638	18,576,613
Focused High Yield, Class NAV (JHAM) (A)(1)	80,661	277,473
Global Bond, Class NAV (PIMCO)	456,880	5,975,994
Global Income, Class NAV (Stone Harbor)	528,760	5,017,928
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	457,890	4,143,903
High Yield, Class NAV (WAMCO)	235,251	1,903,181
Real Return Bond, Class NAV (PIMCO)	925,657	10,506,210
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	1,360,026	13,110,650
Spectrum Income, Class NAV (T. Rowe Price)	945,648	10,127,889
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	1,438,637	15,422,188
Total Return, Class NAV (PIMCO)	1,599,194	22,036,892
U.S. High Yield Bond, Class NAV (Wells Capital)	223,972	2,495,049

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       33

	Shares	Value
Alternative and specialty - 7.4%
Absolute Return Currency, Class NAV (First Quadrant) (I)	518,573	$4,926,448
Financial Industries, Class NAV (JHAM) (A)(1)	23,133	392,099
Global Absolute Return Strategies, Class NAV (Standard Life)	737,506	7,389,810
Global Real Estate, Class NAV (Standard Life)	117,521	1,268,054
Natural Resources, Class NAV (Jennison)	267,235	3,019,752
Real Estate Equity, Class NAV (T. Rowe Price)	97,529	1,196,687
Redwood, Class NAV (Boston Partners)	190,128	1,941,206
Science & Technology, Class NAV (T. Rowe Price/Allianz)	46,362	544,750
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	21,415	21,415
Total investments (Cost $252,195,465) - 100.0%		$278,503,487
Other assets and liabilities, net - 0.0%		(51,665)
Total net assets - 100.0%		$278,451,822

Percentages are based upon net assets.

Key to Security Abbreviations and Legend
(A)	The subadvisor is an affiliate of the advisor.
(G)	The portfolio's subadvisor is shown parenthetically.
(I)	Non-income producing.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       34

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 8-31-16

	Retirement Living through 2060 Portfolio	Retirement Living through 2055 Portfolio	Retirement Living through 2050 Portfolio	Retirement Living through 2045 Portfolio
Assets
Investments in unaffiliated funds, at value	$124,418	$73,640	$12,190	$1,174
Investments in affiliated funds, at value	2,632,475	104,884,730	335,714,806	793,189,751
Total investments, at value	2,756,893	104,958,370	335,726,996	793,190,925
Receivable for investments sold	—	463,058	1,359,321	2,712,731
Receivable for fund shares sold	18,010	1,023	26,023	25,305
Dividends and interest receivable	241	10,842	36,147	89,135
Receivable due from advisor	815	653	380	5
Other assets	87,850	74,199	38,931	37,810
Total assets	2,863,809	105,508,145	337,187,798	796,055,911
Liabilities
Payable for investments purchased	18,241	11,203	36,684	87,581
Payable for fund shares repurchased	—	464,580	1,388,686	2,739,478
Payable to affiliates
Accounting and legal services fees	27	1,265	4,071	9,625
Transfer agent fees	32	250	2,635	7,701
Distribution and service fees	—	—	311	888
Other liabilities and accrued expenses	190,042	76,601	66,341	71,468
Total liabilities	208,342	553,899	1,498,728	2,916,741
Net assets	$2,655,467	$104,954,246	$335,689,070	$793,139,170
Net assets consist of
Paid-in capital	$2,578,224	$101,927,564	$311,709,603	$635,972,162
Undistributed net investment income (loss)	1,173	173,239	612,493	1,457,637
Accumulated undistributed net realized gain (loss) on investments	(1,269)	2,279,969	10,102,841	24,458,216
Net unrealized appreciation (depreciation) on investments	77,339	573,474	13,264,133	131,251,155
Net assets	$2,655,467	$104,954,246	$335,689,070	$793,139,170
Investments in unaffiliated funds, at cost	$124,418	$73,640	$12,190	$1,174
Investments in affiliated funds, at cost	$2,555,136	$104,311,256	$322,450,673	$661,938,596
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$118,036	$2,217,068	$24,260,659	$70,954,002
Shares outstanding	11,129	212,008	2,082,035	6,310,712
Net asset value and redemption price per share	$10.61	$10.46	$11.65	$11.24
Class I
Net assets	$106,196	$99,769	$97,378	$96,325
Shares outstanding	10,000	9,515	8,340	8,518
Net asset value, offering price and redemption price per share	$10.62	$10.49	$11.68	$11.31
Class R1
Net assets	$106,015	$104,549	$695,824	$1,955,024
Shares outstanding	10,000	10,000	59,839	174,502
Net asset value, offering price and redemption price per share	$10.60	$10.45	$11.63	$11.20
Class R2
Net assets	$106,127	$118,120	$498,004	$821,694
Shares outstanding	10,000	11,282	42,737	72,905
Net asset value, offering price and redemption price per share	$10.61	$10.47	$11.65	$11.27
Class R3
Net assets	$106,015	$119,728	$572,968	$1,362,048
Shares outstanding	10,000	11,456	49,224	121,415
Net asset value, offering price and redemption price per share	$10.60	$10.45	$11.64	$11.22
Class R4
Net assets	$106,247	$104,796	$423,835	$558,554
Shares outstanding	10,007	10,000	36,332	49,564
Net asset value, offering price and redemption price per share	$10.62	$10.48	$11.67	$11.27
Class R5
Net assets	$106,239	$117,637	$165,887	$1,917,370
Shares outstanding	10,000	11,208	14,188	169,316
Net asset value, offering price and redemption price per share	$10.62	$10.50	$11.69	$11.32
Class R6
Net assets	$106,246	$362,350	$3,185,415	$3,313,846
Shares outstanding	10,000	34,534	272,515	293,090
Net asset value, offering price and redemption price per share	$10.62	$10.49	$11.69	$11.31
Class 1
Net assets	$1,794,346	$101,710,229	$305,789,100	$712,160,307
Shares outstanding	168,917	9,697,990	26,189,846	62,945,903
Net asset value, offering price and redemption price per share	$10.62	$10.49	$11.68	$11.31
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$11.17	$11.01	$12.26	$11.83

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       35

STATEMENTS OF ASSETS AND LIABILITIES 8-31-16

Continued

	Retirement Living through 2040 Portfolio	Retirement Living through 2035 Portfolio	Retirement Living through 2030 Portfolio	Retirement Living through 2025 Portfolio
Assets
Investments in unaffiliated funds, at value	$1,092	$1,121	$1,127	$1,151
Investments in affiliated funds, at value	843,056,149	1,066,023,295	1,291,036,006	1,405,107,519
Total investments, at value	843,057,241	1,066,024,416	1,291,037,133	1,405,108,670
Receivable for investments sold	3,758,736	3,986,739	4,766,958	4,921,001
Receivable for fund shares sold	39,993	294,448	32,850	85,464
Dividends and interest receivable	94,451	182,120	440,821	754,368
Receivable due from advisor	5	5	5	6
Other assets	42,143	38,401	41,615	39,749
Total assets	846,992,569	1,070,526,129	1,296,319,382	1,410,909,258
Liabilities
Payable for investments purchased	92,970	182,212	448,845	772,713
Payable for fund shares repurchased	3,799,104	4,282,255	4,802,535	5,009,794
Payable to affiliates
Accounting and legal services fees	10,252	12,975	15,721	17,093
Transfer agent fees	8,453	9,746	12,640	11,987
Distribution and service fees	1,137	1,413	1,653	1,801
Other liabilities and accrued expenses	72,277	72,177	73,401	71,684
Total liabilities	3,984,193	4,560,778	5,354,795	5,885,072
Net assets	$843,008,376	$1,065,965,351	$1,290,964,587	$1,405,024,186
Net assets consist of
Paid-in capital	$681,717,467	$861,390,239	$1,055,263,120	$1,167,340,002
Undistributed net investment income (loss)	1,547,168	2,644,159	5,370,636	8,937,134
Accumulated undistributed net realized gain (loss) on investments	26,086,695	31,358,634	34,658,257	36,474,838
Net unrealized appreciation (depreciation) on investments	133,657,046	170,572,319	195,672,574	192,272,212
Net assets	$843,008,376	$1,065,965,351	$1,290,964,587	$1,405,024,186
Investments in unaffiliated funds, at cost	$1,092	$1,121	$1,127	$1,151
Investments in affiliated funds, at cost	$709,399,103	$895,450,976	$1,095,363,432	$1,212,835,307
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$77,803,519	$89,978,082	$116,336,879	$110,937,589
Shares outstanding	6,854,958	7,890,664	10,412,976	10,019,858
Net asset value and redemption price per share	$11.35	$11.40	$11.17	$11.07
Class I
Net assets	$96,379	$96,237	$287,620	$96,716
Shares outstanding	8,446	8,389	25,775	8,757
Net asset value, offering price and redemption price per share	$11.41	$11.47	$11.16	$11.04
Class R1
Net assets	$2,478,542	$4,232,958	$4,118,258	$3,998,900
Shares outstanding	219,161	372,482	370,749	363,370
Net asset value, offering price and redemption price per share	$11.31	$11.36	$11.11	$11.01
Class R2
Net assets	$850,936	$638,567	$1,987,904	$1,324,358
Shares outstanding	74,834	55,835	178,925	120,251
Net asset value, offering price and redemption price per share	$11.37	$11.44	$11.11	$11.01
Class R3
Net assets	$2,142,206	$2,143,694	$1,822,115	$4,463,914
Shares outstanding	189,534	188,327	163,828	405,197
Net asset value, offering price and redemption price per share	$11.30	$11.38	$11.12	$11.02
Class R4
Net assets	$1,097,749	$735,733	$994,524	$418,115
Shares outstanding	96,605	64,228	89,301	37,833
Net asset value, offering price and redemption price per share	$11.36	$11.46	$11.14	$11.05
Class R5
Net assets	$1,425,070	$1,152,795	$1,775,259	$1,926,367
Shares outstanding	124,782	100,458	159,144	174,311
Net asset value, offering price and redemption price per share	$11.42	$11.48	$11.16	$11.05
Class R6
Net assets	$3,375,939	$4,037,003	$4,806,209	$3,830,437
Shares outstanding	295,992	352,048	430,707	346,828
Net asset value, offering price and redemption price per share	$11.41	$11.47	$11.16	$11.04
Class 1
Net assets	$753,738,036	$962,950,282	$1,158,835,819	$1,278,027,790
Shares outstanding	66,058,150	83,921,598	103,836,784	115,646,985
Net asset value, offering price and redemption price per share	$11.41	$11.47	$11.16	$11.05
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$11.95	$12.00	$11.76	$11.65

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       36

STATEMENTS OF ASSETS AND LIABILITIES 8-31-16

Continued

	Retirement Living through 2020 Portfolio	Retirement Living through 2015 Portfolio	Retirement Living through 2010 Portfolio
Assets
Investments in unaffiliated funds, at value	$1,271	$23,559	$21,415
Investments in affiliated funds, at value	1,084,522,942	494,922,274	278,482,072
Total investments, at value	1,084,524,213	494,945,833	278,503,487
Receivable for investments sold	2,150,202	2,032,575	1,439,269
Receivable for fund shares sold	120,384	63,348	1,236
Dividends and interest receivable	787,980	409,685	249,439
Receivable due from advisor	8	242	348
Other assets	38,496	38,536	34,055
Total assets	1,087,621,283	497,490,219	280,227,834
Liabilities
Payable for investments purchased	810,528	421,704	257,019
Payable for fund shares repurchased	2,272,480	2,097,465	1,441,615
Payable to affiliates
Accounting and legal services fees	13,178	6,027	3,378
Transfer agent fees	12,175	7,998	4,650
Distribution and service fees	1,600	1,283	319
Other liabilities and accrued expenses	71,113	69,684	69,031
Total liabilities	3,181,074	2,604,161	1,776,012
Net assets	$1,084,440,209	$494,886,058	$278,451,822
Net assets consist of
Paid-in capital	$913,961,744	$423,856,728	$244,318,239
Undistributed net investment income (loss)	9,406,486	5,136,642	3,176,087
Accumulated undistributed net realized gain (loss) on investments	31,624,205	12,996,206	4,649,474
Net unrealized appreciation (depreciation) on investments	129,447,774	52,896,482	26,308,022
Net assets	$1,084,440,209	$494,886,058	$278,451,822
Investments in unaffiliated funds, at cost	$1,271	$23,559	$21,415
Investments in affiliated funds, at cost	$955,075,168	$442,025,792	$252,174,050
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$112,708,560	$73,985,285	$42,691,008
Shares outstanding	10,592,781	7,386,432	4,499,895
Net asset value and redemption price per share	$10.64	$10.02	$9.49
Class I
Net assets	$98,725	$94,737	$96,092
Shares outstanding	9,274	9,452	10,121
Net asset value, offering price and redemption price per share	$10.65	$10.02	$9.49
Class R1
Net assets	$3,091,257	$2,199,895	$485,874
Shares outstanding	291,827	220,516	51,451
Net asset value, offering price and redemption price per share	$10.59	$9.98	$9.44
Class R2
Net assets	$1,370,412	$158,099	$69,934
Shares outstanding	129,290	15,842	7,383
Net asset value, offering price and redemption price per share	$10.60	$9.98	$9.47
Class R3
Net assets	$3,009,497	$5,620,181	$598,131
Shares outstanding	283,762	563,016	63,284
Net asset value, offering price and redemption price per share	$10.61	$9.98	$9.45
Class R4
Net assets	$869,690	$109,251	$980,168
Shares outstanding	81,972	10,928	103,367
Net asset value, offering price and redemption price per share	$10.61	$10.00	$9.48
Class R5
Net assets	$4,130,463	$1,442,223	$266,038
Shares outstanding	388,071	143,865	28,015
Net asset value, offering price and redemption price per share	$10.64	$10.02	$9.50
Class R6
Net assets	$3,712,970	$829,655	$67,471
Shares outstanding	349,184	82,713	7,099
Net asset value, offering price and redemption price per share	$10.63	$10.03	$9.50
Class 1
Net assets	$955,448,635	$410,446,732	$233,197,106
Shares outstanding	89,781,357	40,949,560	24,546,794
Net asset value, offering price and redemption price per share	$10.64	$10.02	$9.50
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$11.20	$10.55	$9.99

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       37

STATEMENTS OF OPERATIONS For the year ended 8-31-16

	Retirement Living through 2060 Portfolio	Retirement Living through 2055 Portfolio	Retirement Living through 2050 Portfolio	Retirement Living through 2045 Portfolio
Investment income
Income distributions received from affiliated funds	$1,073	$971,879	$4,425,247	$11,578,223
Other income received from advisor	362	87,057	345,518	885,240
Total investment income	1,435	1,058,936	4,770,765	12,463,463
Expenses
Investment management fees	501	55,861	229,634	586,710
Distribution and service fees	870	40,975	203,947	561,149
Transfer agent fees	150	1,701	24,216	78,410
Accounting and legal services fees	72	9,670	39,527	100,338
State registration fees	294	128,198	106,165	108,703
Professional fees	38,227	47,263	49,128	64,637
Printing and postage	7,717	20,889	25,337	33,855
Custodian fees	4,875	11,225	11,585	11,041
Trustees' fees	7	1,222	4,770	13,314
Registration and filing fees	62,223	12,087	20,483	20,939
Other	4,602	8,880	10,204	13,533
Total expenses before reductions	119,538	337,971	724,996	1,592,629
Less expense reductions	(118,636)	(295,444)	(497,642)	(955,227)
Net expenses	902	42,527	227,354	637,402
Net investment income (loss)	533	1,016,409	4,543,411	11,826,061
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated funds	(1,269)	(928,234)	(4,818,440)	(7,120,015)
Capital gain distributions received from affiliated funds	—	3,721,611	17,392,623	45,663,118
	(1,269)	2,793,377	12,574,183	38,543,103
Change in net unrealized appreciation (depreciation) of
Investments in affiliated funds	77,339	3,346,328	7,006,774	7,186,428
	77,339	3,346,328	7,006,774	7,186,428
Net realized and unrealized gain (loss)	76,070	6,139,705	19,580,957	45,729,531
Increase (decrease) in net assets from operations	$76,603	$7,156,114	$24,124,368	$57,555,592

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       38

STATEMENTS OF OPERATIONS For the year ended 8-31-16Continued

	Retirement Living through 2040 Portfolio	Retirement Living through 2035 Portfolio	Retirement Living through 2030 Portfolio	Retirement Living through 2025 Portfolio
Investment income
Income distributions received from affiliated funds	$12,185,394	$16,150,645	$22,492,121	$29,161,302
Other income received from advisor	947,779	1,263,587	1,571,916	1,776,909
Total investment income	13,133,173	17,414,232	24,064,037	30,938,211
Expenses
Investment management fees	619,612	786,263	947,094	1,050,960
Distribution and service fees	601,064	746,158	906,879	995,915
Transfer agent fees	83,648	97,262	125,599	125,370
Accounting and legal services fees	105,887	134,410	162,902	181,202
State registration fees	109,232	108,419	114,126	109,298
Professional fees	65,651	71,069	76,521	80,100
Printing and postage	33,720	35,477	37,745	38,855
Custodian fees	11,027	10,842	10,708	11,353
Trustees' fees	14,004	17,771	21,477	24,074
Registration and filing fees	21,320	21,390	22,636	20,115
Other	13,767	15,211	16,621	17,565
Total expenses before reductions	1,678,932	2,044,272	2,442,308	2,654,807
Less expense reductions	(996,865)	(1,202,821)	(1,412,197)	(1,535,991)
Net expenses	682,067	841,451	1,030,111	1,118,816
Net investment income (loss)	12,451,106	16,572,781	23,033,926	29,819,395
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated funds	(7,817,801)	(10,308,239)	(10,836,319)	(6,353,010)
Capital gain distributions received from affiliated funds	48,103,993	59,756,470	68,099,742	67,424,862
	40,286,192	49,448,231	57,263,423	61,071,852
Change in net unrealized appreciation (depreciation) of
Investments in affiliated funds	8,257,349	10,267,506	10,046,143	6,441,681
	8,257,349	10,267,506	10,046,143	6,441,681
Net realized and unrealized gain (loss)	48,543,541	59,715,737	67,309,566	67,513,533
Increase (decrease) in net assets from operations	$60,994,647	$76,288,518	$90,343,492	$97,332,928

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       39

STATEMENTS OF OPERATIONS For the year ended 8-31-16Continued

	Retirement Living through 2020 Portfolio	Retirement Living through 2015 Portfolio	Retirement Living through 2010 Portfolio
Investment income
Income distributions received from affiliated funds	$26,299,235	$13,826,927	$8,165,757
Other income received from advisor	1,563,359	792,174	499,145
Total investment income	27,862,594	14,619,101	8,664,902
Expenses
Investment management fees	825,433	369,762	196,242
Distribution and service fees	832,443	473,139	259,896
Transfer agent fees	123,751	84,542	53,494
Accounting and legal services fees	142,880	67,867	37,828
State registration fees	110,758	107,244	104,990
Professional fees	72,872	58,597	52,829
Printing and postage	38,782	32,099	27,132
Custodian fees	11,475	11,591	11,648
Trustees' fees	19,037	9,223	5,219
Registration and filing fees	21,437	20,481	20,064
Other	15,767	12,113	10,215
Total expenses before reductions	2,214,635	1,246,658	779,557
Less expense reductions	(1,261,681)	(690,807)	(467,473)
Net expenses	952,954	555,851	312,084
Net investment income (loss)	26,909,640	14,063,250	8,352,818
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated funds	6,395,777	5,432,758	3,169,982
Capital gain distributions received from affiliated funds	45,214,738	17,471,310	7,943,666
	51,610,515	22,904,068	11,113,648
Change in net unrealized appreciation (depreciation) of
Investments in affiliated funds	(4,060,358)	(3,134,425)	(1,022,939)
	(4,060,358)	(3,134,425)	(1,022,939)
Net realized and unrealized gain (loss)	47,550,157	19,769,643	10,090,709
Increase (decrease) in net assets from operations	$74,459,797	$33,832,893	$18,443,527

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       40

STATEMENTS OF CHANGES IN NET ASSETS

	Retirement Living through 2060 Portfolio	Retirement Living through 2055 Portfolio		Retirement Living through 2050 Portfolio
	Period ended 8-31-16[1]	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$533	$1,016,409	$260,121	$4,543,411	$3,737,215
Net realized gain (loss)	(1,269)	2,793,377	561,855	12,574,183	11,990,097
Change in net unrealized appreciation (depreciation)	77,339	3,346,328	(2,947,794)	7,006,774	(26,947,166)
Increase (decrease) in net assets resulting from operations	76,603	7,156,114	(2,125,818)	24,124,368	(11,219,854)
Distributions to shareholders
From net investment income
Class A	—	(9,472)	(1,883)	(195,778)	(89,112)
Class I2	—	(1,307)	—	(1,406)	—
Class R1	—	(977)	(794)	(4,682)	(2,610)
Class R2	—	(1,840)	(994)	(3,561)	(4,006)
Class R3	—	(1,008)	(874)	(3,909)	(1,379)
Class R4	—	(1,341)	(1,193)	(5,266)	(1,539)
Class R5	—	(1,498)	(1,353)	(1,930)	(1,689)
Class R6	—	(3,167)	(1,392)	(37,226)	(20,046)
Class 1	—	(878,949)	(196,497)	(4,146,547)	(3,150,327)
From net realized gain
Class A	—	(13,244)	(1,857)	(640,122)	(341,258)
Class I2	—	(1,398)	—	(3,591)	—
Class R1	—	(1,469)	(979)	(20,072)	(13,906)
Class R2	—	(2,190)	(979)	(12,428)	(15,342)
Class R3	—	(1,520)	(979)	(14,295)	(6,355)
Class R4	—	(1,469)	(979)	(14,223)	(4,598)
Class R5	—	(1,521)	(979)	(4,699)	(4,293)
Class R6	—	(3,104)	(980)	(87,650)	(49,131)
Class 1	—	(892,191)	(142,291)	(10,091,680)	(8,009,660)
Total distributions	—	(1,817,665)	(355,003)	(15,289,065)	(11,715,251)
From portfolio share transactions	2,578,864	53,264,054	41,382,209	50,438,440	56,470,423
Total increase (decrease)	2,655,467	58,602,503	38,901,388	59,273,743	33,535,318
Net assets
Beginning of year	—	46,351,743	7,450,355	276,415,327	242,880,009
End of year	$2,655,467	$104,954,246	$46,351,743	$335,689,070	$276,415,327
Undistributed net investment income (loss)	$1,173	$173,239	$56,375	$612,493	$466,515

1	Period from 3-30-16 (commencement of operations) to 8-31-16.
2	The inception date for Class I shares is 3-27-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       41

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Retirement Living through 2045 Portfolio		Retirement Living through 2040 Portfolio		Retirement Living through 2035 Portfolio
	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$11,826,061	$11,809,134	$12,451,106	$12,402,203	$16,572,781	$16,466,932
Net realized gain (loss)	38,543,103	41,117,507	40,286,192	42,419,131	49,448,231	54,551,178
Change in net unrealized appreciation (depreciation)	7,186,428	(84,647,145)	8,257,349	(87,999,192)	10,267,506	(112,924,802)
Increase (decrease) in net assets resulting from operations	57,555,592	(31,720,504)	60,994,647	(33,177,858)	76,288,518	(41,906,692)
Distributions to shareholders
From net investment income
Class A	(692,222)	(437,854)	(732,247)	(443,789)	(887,656)	(542,432)
Class I1	(1,430)	—	(1,428)	—	(1,465)	—
Class R1	(18,533)	(10,257)	(20,172)	(13,878)	(40,865)	(25,687)
Class R2	(6,482)	(4,540)	(8,451)	(15,469)	(6,872)	(4,496)
Class R3	(22,405)	(15,677)	(27,653)	(21,022)	(20,675)	(20,717)
Class R4	(8,512)	(13,591)	(12,011)	(16,898)	(10,618)	(18,051)
Class R5	(25,471)	(19,331)	(35,276)	(31,558)	(16,375)	(17,867)
Class R6	(27,120)	(18,376)	(34,839)	(16,213)	(19,200)	(15,634)
Class 1	(10,888,453)	(9,966,168)	(11,427,653)	(10,446,975)	(15,034,146)	(13,746,811)
From net realized gain
Class A	(2,823,457)	(2,059,610)	(2,955,580)	(2,041,599)	(3,511,983)	(2,376,262)
Class I1	(4,580)	—	(4,524)	—	(4,583)	—
Class R1	(105,324)	(65,993)	(113,500)	(86,734)	(222,620)	(153,318)
Class R2	(28,181)	(21,356)	(36,356)	(70,635)	(28,924)	(19,699)
Class R3	(113,391)	(87,917)	(138,535)	(114,488)	(100,760)	(108,000)
Class R4	(29,960)	(50,378)	(41,832)	(60,776)	(36,409)	(62,455)
Class R5	(77,807)	(61,272)	(106,604)	(97,020)	(48,896)	(52,923)
Class R6	(80,197)	(56,206)	(101,913)	(48,101)	(55,537)	(44,697)
Class 1	(33,261,130)	(31,587,872)	(34,533,727)	(32,117,551)	(44,892,866)	(40,718,017)
Total distributions	(48,214,655)	(44,476,398)	(50,332,301)	(45,642,706)	(64,940,450)	(57,927,066)
From portfolio share transactions	17,198,524	22,819,482	28,726,767	28,286,220	18,512,147	30,492,110
Total increase (decrease)	26,539,461	(53,377,420)	39,389,113	(50,534,344)	29,860,215	(69,341,648)
Net assets
Beginning of year	766,599,709	819,977,129	803,619,263	854,153,607	1,036,105,136	1,105,446,784
End of year	$793,139,170	$766,599,709	$843,008,376	$803,619,263	$1,065,965,351	$1,036,105,136
Undistributed net investment income (loss)	$1,457,637	$1,323,517	$1,547,168	$1,397,050	$2,644,159	$2,111,143

1	The inception date for Class I shares is 3-27-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       42

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Retirement Living through 2030 Portfolio		Retirement Living through 2025 Portfolio		Retirement Living through 2020 Portfolio
	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$23,033,926	$22,422,819	$29,819,395	$29,573,341	$26,909,640	$28,839,578
Net realized gain (loss)	57,263,423	62,957,743	61,071,852	63,926,027	51,610,515	52,908,356
Change in net unrealized appreciation (depreciation)	10,046,143	(132,454,489)	6,441,681	(141,766,002)	(4,060,358)	(117,112,205)
Increase (decrease) in net assets resulting from operations	90,343,492	(47,073,927)	97,332,928	(48,266,634)	74,459,797	(35,364,271)
Distributions to shareholders
From net investment income
Class A	(1,355,757)	(853,260)	(1,680,258)	(1,062,606)	(1,996,129)	(1,401,916)
Class I1	(1,687)	—	(2,010)	—	(2,377)	—
Class R1	(32,069)	(29,963)	(81,525)	(47,860)	(53,026)	(49,567)
Class R2	(14,034)	(12,951)	(13,636)	(13,722)	(20,042)	(20,944)
Class R3	(26,662)	(28,896)	(69,613)	(59,503)	(70,659)	(62,834)
Class R4	(15,769)	(18,540)	(7,715)	(22,583)	(24,899)	(31,833)
Class R5	(43,952)	(39,753)	(35,225)	(32,458)	(107,147)	(91,103)
Class R6	(48,054)	(36,537)	(46,989)	(21,671)	(67,984)	(51,104)
Class 1	(20,727,910)	(18,626,382)	(27,596,764)	(24,487,890)	(25,043,361)	(24,136,793)
From net realized gain
Class A	(4,324,209)	(3,244,964)	(4,050,448)	(3,042,470)	(4,352,661)	(3,060,109)
Class I1	(4,430)	—	(4,127)	—	(4,511)	—
Class R1	(133,854)	(147,020)	(243,078)	(167,573)	(136,593)	(126,598)
Class R2	(47,476)	(49,253)	(34,471)	(39,287)	(45,220)	(45,718)
Class R3	(101,760)	(127,038)	(193,664)	(191,296)	(172,246)	(150,260)
Class R4	(44,844)	(57,556)	(16,930)	(54,690)	(49,982)	(60,665)
Class R5	(110,868)	(107,603)	(69,904)	(69,981)	(197,630)	(157,603)
Class R6	(117,880)	(95,830)	(91,074)	(45,473)	(122,903)	(86,419)
Class 1	(52,285,581)	(50,417,533)	(54,764,706)	(52,797,857)	(46,191,704)	(41,755,226)
Total distributions	(79,436,796)	(73,893,079)	(89,002,137)	(82,156,920)	(78,659,074)	(71,288,692)
From portfolio share transactions	39,025,269	27,000,875	(13,190,712)	57,833,647	(44,525,082)	(11,944,266)
Total increase (decrease)	49,931,965	(93,966,131)	(4,859,921)	(72,589,907)	(48,724,359)	(118,597,229)
Net assets
Beginning of year	1,241,032,622	1,334,998,753	1,409,884,107	1,482,474,014	1,133,164,568	1,251,761,797
End of year	$1,290,964,587	$1,241,032,622	$1,405,024,186	$1,409,884,107	$1,084,440,209	$1,133,164,568
Undistributed net investment income (loss)	$5,370,636	$4,605,099	$8,937,134	$8,653,148	$9,406,486	$9,883,167

1	The inception date for Class I shares is 3-27-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       43

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Retirement Living through 2015 Portfolio		Retirement Living through 2010 Portfolio
	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$14,063,250	$16,521,491	$8,352,818	$10,506,701
Net realized gain (loss)	22,904,068	31,674,295	11,113,648	14,395,593
Change in net unrealized appreciation (depreciation)	(3,134,425)	(64,896,529)	(1,022,939)	(33,647,974)
Increase (decrease) in net assets resulting from operations	33,832,893	(16,700,743)	18,443,527	(8,745,680)
Distributions to shareholders
From net investment income
Class A	(1,558,989)	(1,289,423)	(1,157,466)	(980,267)
Class I1	(2,704)	—	(2,967)	—
Class R1	(45,617)	(24,002)	(12,185)	(11,115)
Class R2	(4,472)	(7,267)	(15,714)	(16,186)
Class R3	(143,095)	(120,081)	(27,163)	(28,399)
Class R4	(2,563)	(5,958)	(23,633)	(22,235)
Class R5	(48,512)	(38,031)	(5,795)	(8,616)
Class R6	(13,743)	(16,285)	(20,921)	(14,414)
Class 1	(12,958,077)	(14,250,750)	(7,764,481)	(9,150,948)
From net realized gain
Class A	(3,728,907)	(2,971,102)	(1,901,067)	(1,715,098)
Class I1	(5,730)	—	(4,369)	—
Class R1	(125,753)	(62,839)	(22,726)	(21,716)
Class R2	(10,721)	(16,744)	(26,502)	(28,319)
Class R3	(376,496)	(298,127)	(48,603)	(53,012)
Class R4	(5,703)	(12,258)	(36,375)	(35,224)
Class R5	(100,240)	(72,080)	(8,336)	(12,688)
Class R6	(27,899)	(30,266)	(29,613)	(20,861)
Class 1	(26,775,196)	(27,009,355)	(11,169,382)	(13,476,305)
Class NAV	—	—	—	—
Total distributions	(45,934,417)	(46,224,568)	(22,277,298)	(25,595,403)
From fund share transactions
Portfolio share transactions	(53,467,791)	(50,749,589)	(31,446,608)	(47,152,747)
Issued in reorganization	—	—	—	—
Total from portfolio share transactions	(53,467,791)	(50,749,589)	(31,446,608)	(47,152,747)
Total increase (decrease)	(65,569,315)	(113,674,900)	(35,280,379)	(81,493,830)
Net assets
Beginning of year	560,455,373	674,130,273	313,732,201	395,226,031
End of year	$494,886,058	$560,455,373	$278,451,822	$313,732,201
Undistributed net investment income (loss)	$5,136,642	$5,851,874	$3,176,087	$3,864,899

1	The inception date for Class I shares is 3-27-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       44

Financial highlights

Retirement Living through 2060 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016[6]	10.00	(0.01	) [7]	0.62	0.61	—	—	—	—	10.61	6.10	[9]	23.24	[10]	0.43	[10]	(0.12	) [7,10]	118	10
CLASS I
08-31-2016[6]	10.00	0.01	[7]	0.61	0.62	—	—	—	—	10.62	6.20	[9]	22.93	[10]	0.11	[10]	0.20	[7,10]	106	10
CLASS R1
08-31-2016[6]	10.00	(0.01	) [7]	0.61	0.60	—	—	—	—	10.60	6.00	[9]	23.33	[10]	0.52	[10]	(0.21	) [7,10]	106	10
CLASS R2
08-31-2016[6]	10.00	—	[7,8]	0.61	0.61	—	—	—	—	10.61	6.10	[9]	23.08	[10]	0.27	[10]	0.04	[7,10]	106	10
CLASS R3
08-31-2016[6]	10.00	(0.01	) [7]	0.61	0.60	—	—	—	—	10.60	6.00	[9]	23.33	[10]	0.52	[10]	(0.21	) [7,10]	106	10
CLASS R4
08-31-2016[6]	10.00	0.01	[7]	0.61	0.62	—	—	—	—	10.62	6.20	[9]	23.08	[10]	0.17	[10]	0.14	[7,10]	106	10
CLASS R5
08-31-2016[6]	10.00	0.01	[7]	0.61	0.62	—	—	—	—	10.62	6.20	[9]	22.83	[10]	0.02	[10]	0.29	[7,10]	106	10
Class R6
08-31-2016[6]	10.00	0.01	[7]	0.61	0.62	—	—	—	—	10.62	6.20	[9]	22.83	[10]	—	[10]	0.31	[7,10]	106	10
CLASS 1
08-31-2016[6]	10.00	—	[7,8]	0.62	0.62	—	—	—	—	10.62	6.20	[9]	22.86	[10]	0.05	[10]	0.20	[7,10]	1,794	10

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from the underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.20% for the period ended 8-31-16.
6	Period from 3-30-16 (commencement of operations) to 8-31-16.
7	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.002 per share and 0.07%, respectively.
8	Less than $0.005 per share.
9	Not annualized.
10	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       45

Financial highlights continued

Retirement Living through 2055 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016	10.00	0.07	[6]	0.64	0.71	(0.10)	(0.15)	—	(0.25)	10.46	7.23		0.83		0.43		0.89	[6]	2,217	7
08-31-2015	10.64	0.07	[6]	(0.51)	(0.44)	(0.10)	(0.10)	—	(0.20)	10.00		(4.23)	3.73		0.44		0.66	[6]	554	18
08-31-2014[7]	10.00		(0.02)	0.66	0.64	—	—	—	—	10.64	6.40	[8]	23.48	[9]	0.60	[9]	(0.43	) [9]	132	24
CLASS I
08-31-2016	10.03	0.16	[6]	0.59	0.75	(0.14)	(0.15)	—	(0.29)	10.49	7.56		0.51		0.11		1.56	[6]	100	7
08-31-2015[10]	10.51	0.01	[6]	(0.49)	(0.48)	—	—	—	—	10.03	(4.57	) [8]	0.85	[9]	0.11	[9]	0.23	[6,9]	95	18	[11]
CLASS R1
08-31-2016	10.00	0.12	[6]	0.58	0.70	(0.10)	(0.15)	—	(0.25)	10.45	7.05		0.92		0.52		1.15	[6]	105	7
08-31-2015	10.63	0.10	[6]	(0.55)	(0.45)	(0.08)	(0.10)	—	(0.18)	10.00		(4.32)	7.59		0.59		0.94	[6]	100	18
08-31-2014[7]	10.00		(0.03)	0.66	0.63	—	—	—	—	10.63	6.30	[8]	21.55	[9]	0.85	[9]	(0.66	) [9]	106	24
CLASS R2
08-31-2016	10.02	0.17	[6]	0.55	0.72	(0.12)	(0.15)	—	(0.27)	10.47	7.31		0.72		0.32		1.55	[6]	118	7
08-31-2015	10.64	0.12	[6]	(0.54)	(0.42)	(0.10)	(0.10)	—	(0.20)	10.02		(4.04)	7.08		0.34		1.15	[6]	107	18
08-31-2014[7]	10.00		(0.02)	0.66	0.64	—	—	—	—	10.64	6.40	[8]	21.02	[9]	0.60	[9]	(0.41	) [9]	106	24
CLASS R3
08-31-2016	10.00	0.10	[6]	0.60	0.70	(0.10)	(0.15)	—	(0.25)	10.45	7.05		0.95		0.55		1.03	[6]	120	7
08-31-2015	10.64	0.09	[5]	(0.54)	(0.45)	(0.09)	(0.10)	—	(0.19)	10.00		(4.34)	7.15		0.56		0.89	[6]	124	18
08-31-2014[7]	10.00		(0.03)	0.67	0.64	—	—	—	—	10.64	6.40	[8]	21.60	[9]	0.75	[9]	(0.56	) [9]	106	24
CLASS R4
08-31-2016	10.03	0.15	[6]	0.58	0.73	(0.13)	(0.15)	—	(0.28)	10.48	7.42		0.67		0.17		1.51	[6]	105	7
08-31-2015	10.65	0.14	[6]	(0.54)	(0.40)	(0.12)	(0.10)	—	(0.22)	10.03		(3.86)	7.30		0.19		1.34	[6]	100	18
08-31-2014[7]	10.00		(0.01)	0.66	0.65	—	—	—	—	10.65	6.50	[8]	21.13	[9]	0.35	[9]	(0.17	) [9]	106	24
CLASS R5
08-31-2016	10.04	0.16	[6]	0.59	0.75	(0.14)	(0.15)	—	(0.29)	10.50	7.62		0.42		0.02		1.63	[6]	118	7
08-31-2015	10.66	0.16	[6]	(0.55)	(0.39)	(0.13)	(0.10)	—	(0.23)	10.04		(3.71)	7.09		0.03		1.51	[6]	101	18
08-31-2014[7]	10.00	—	[12]	0.66	0.66	—	—	—	—	10.66	6.60	[8]	21.19	[9]	0.15	[9]	0.03	[9]	106	24
Class R6
08-31-2016	10.04	0.12	[6]	0.63	0.75	(0.15)	(0.15)	—	(0.30)	10.49	7.58		0.42		—		1.45	[6]	362	7
08-31-2015	10.67	0.13	[6]	(0.52)	(0.39)	(0.14)	(0.10)	—	(0.24)	10.04		(3.76)	6.34		—		1.28	[6]	177	18
08-31-2014[7]	10.00	—	[12]	0.67	0.67	—	—	—	—	10.67	6.70	[8]	23.05	[9]	0.10	[9]	0.09	[9]	106	24
CLASS 1
08-31-2016	10.03	0.12	[6]	0.63	0.75	(0.14)	(0.15)	—	(0.29)	10.49	7.63		0.45		0.05		1.39	[6]	101,710	7
08-31-2015	10.66	0.11	[6]	(0.51)	(0.40)	(0.13)	(0.10)	—	(0.23)	10.03		(3.80)	0.95		0.05		1.02	[6]	44,994	18
08-31-2014[7]	10.00	—	[12]	0.66	0.66	—	—	—	—	10.66	6.60	[8]	5.88	[9]	0.15	[9]	0.04	[9]	6,679	24

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53%-1.20%, 0.53%-1.23% and 0.52% - 1.26% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and $0.01 per share and 0.12% and 0.09%, for the periods ended 8-31-16 and 8-31-15, respectively.
7	Period from 3-26-14 (commencement of operations) to 8-31-14.
8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
12	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       46

Retirement Living through 2050 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016	11.42	0.11	[6]	0.68	0.79	(0.13)	(0.43)	—	(0.56)	11.65	7.16		0.59		0.43		1.10	[6]	24,261	11
08-31-2015	12.44	0.12	[6]	(0.62)	(0.50)	(0.11)	(0.41)	—	(0.52)	11.42		(4.21)	0.61		0.45		0.95	[6]	14,346	11
08-31-2014	10.73	0.05		2.04	2.09	(0.10)	(0.28)	—	(0.38)	12.44	19.70		0.90		0.60		0.43		8,305	10
08-31-2013	9.51	0.04		1.39	1.43	(0.08)	(0.13)	—	(0.21)	10.73	15.21		2.15		0.61		0.42		2,264	16
08-31-2012[7]	9.52		(0.01)	—	(0.01)	—	—	—	—	9.51	(0.11	) [8]	7.08	[9]	0.61	[9]	(0.16	) [8]	503	67	[10]
CLASS I
08-31-2016	11.44	0.18	[6]	0.66	0.84	(0.17)	(0.43)	—	(0.60)	11.68	7.58		0.28		0.11		1.55	[6]	97	11
08-31-2015[11]	11.99	0.01	[6]	(0.56)	(0.55)	—	—	—	—	11.44	(4.59	) [8]	0.28	[9]	0.10	[9]	0.22	[6,9]	95	11	[12]
CLASS R1
08-31-2016	11.40	0.09	[6]	0.67	0.76	(0.10)	(0.43)	—	(0.53)	11.63	6.88		0.87		0.71		0.77	[6]	696	11
08-31-2015	12.43	0.05	[6]	(0.59)	(0.54)	(0.08)	(0.41)	—	(0.49)	11.40		(4.54)	1.56		0.72		0.44	[6]	638	11
08-31-2014	10.72	0.07		1.99	2.06	(0.07)	(0.28)	—	(0.35)	12.43	19.44		4.80		0.86		0.59		409	10
08-31-2013	9.50	0.02		1.38	1.40	(0.05)	(0.13)	—	(0.18)	10.72	14.95		12.87		0.86		0.23		183	16
08-31-2012[7]	9.52		(0.03)	0.01	(0.02)	—	—	—	—	9.50	(0.21	) [8]	17.28	[9]	0.86	[9]	(0.28	) [8]	100	67	[10]
CLASS R2
08-31-2016	11.42	0.10	[6]	0.68	0.78	(0.12)	(0.43)	—	(0.55)	11.65	7.08		0.63		0.47		0.98	[6]	498	11
08-31-2015	12.44	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.41)	—	(0.52)	11.42		(4.21)	1.60		0.50		1.06	[6]	265	11
08-31-2014	10.73	0.08		2.01	2.09	(0.10)	(0.28)	—	(0.38)	12.44	19.70		5.16		0.61		0.71		458	10
08-31-2013	9.51	0.07		1.36	1.43	(0.08)	(0.13)	—	(0.21)	10.73	15.21		11.95		0.61		0.55		155	16
08-31-2012[7]	9.52		(0.01)	—	(0.01)	—	—	—	—	9.51	(0.11	) [8]	16.97	[9]	0.61	[9]	(0.15	) [8]	100	67	[10]
CLASS R3
08-31-2016	11.41	0.09	[6]	0.69	0.78	(0.12)	(0.43)	—	(0.55)	11.64	7.03		0.74		0.57		0.92	[6]	573	11
08-31-2015	12.43	0.10	[6]	(0.62)	(0.52)	(0.09)	(0.41)	—	(0.50)	11.41		(4.36)	2.62		0.58		0.80	[6]	158	11
08-31-2014	10.73	0.05		2.01	2.06	(0.08)	(0.28)	—	(0.36)	12.43	19.44		11.01		0.75		0.43		184	10
08-31-2013	9.50	0.06		1.36	1.42	(0.06)	(0.13)	—	(0.19)	10.73	15.17		15.81		0.76		0.55		113	16
08-31-2012[7]	9.52		(0.02)	—	(0.02)	—	—	—	—	9.50	(0.21	) [8]	17.31	[9]	0.76	[9]	(0.23	) [8]	100	67	[10]
CLASS R4
08-31-2016	11.44	0.16	[6]	0.66	0.82	(0.16)	(0.43)	—	(0.59)	11.67	7.41		0.50		0.23		1.40	[6]	424	11
08-31-2015	12.46	0.09	[6]	(0.56)	(0.47)	(0.14)	(0.41)	—	(0.55)	11.44		(3.97)	2.22		0.22		0.76	[6]	319	11
08-31-2014	10.75	0.12		1.99	2.11	(0.12)	(0.28)	—	(0.40)	12.46	19.94		12.39		0.35		0.99		131	10
08-31-2013	9.52	0.10		1.36	1.46	(0.10)	(0.13)	—	(0.23)	10.75	15.59		15.54		0.36		0.95		113	16
08-31-2012[7]	9.52	—	[13]	—	— [13]	—	—	—	—	9.52	—	[8]	17.05	[9]	0.41	[9]	(0.05	) [8]	100	67	[10]
CLASS R5
08-31-2016	11.45	0.16	[6]	0.69	0.85	(0.18)	(0.43)	—	(0.61)	11.69	7.65		0.18		0.02		1.56	[6]	166	11
08-31-2015	12.48	0.19	[6]	(0.65)	(0.46)	(0.16)	(0.41)	—	(0.57)	11.45		(3.85)	3.52		0.01		1.55	[6]	122	11
08-31-2014	10.76	0.16		1.98	2.14	(0.14)	(0.28)	—	(0.42)	12.48	20.23		1.80		0.16		1.39		131	10
08-31-2013	9.53	0.02		1.46	1.48	(0.12)	(0.13)	—	(0.25)	10.76	15.79		2.67		0.16		0.23		985	16
08-31-2012[7]	9.52	0.01		—	0.01	—	—	—	—	9.53	0.11	[8]	16.34	[9]	0.16	[9]	0.07	[8]	100	67	[10]
Class R6
08-31-2016	11.46	0.16	[6]	0.68	0.84	(0.18)	(0.43)	—	(0.61)	11.69	7.62		0.18		—		1.53	[6]	3,185	11
08-31-2015	12.48	0.16	[6]	(0.60)	(0.44)	(0.17)	(0.41)	—	(0.58)	11.46		(3.72)	0.41		—		1.36	[6]	2,085	11
08-31-2014	10.76	0.08		2.07	2.15	(0.15)	(0.28)	—	(0.43)	12.48	20.29		2.34		0.11		0.64		1,223	10
08-31-2013	9.53	0.12		1.37	1.49	(0.13)	(0.13)	—	(0.26)	10.76	15.85		8.30		0.11		1.17		253	16
08-31-2012[7]	9.52	0.01		—	0.01	—	—	—	—	9.53	0.11	[8]	16.75	[9]	0.11	[9]	0.10	[8]	100	67	[10]

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       47

Financial highlights continued

Retirement Living through 2050 Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2016	11.44	0.17	[6]	0.67	0.84	(0.17)	(0.43)	—	(0.60)	11.68	7.67	0.22	0.05	1.54	[6]	305,789	11
08-31-2015	12.47	0.17	[6]	(0.63)	(0.46)	(0.16)	(0.41)	—	(0.57)	11.44	(3.86)	0.19	0.05	1.42	[6]	258,387	11
08-31-2014	10.76	0.12		2.01	2.13	(0.14)	(0.28)	—	(0.42)	12.47	20.14	0.17	0.16	1.03		232,040	10
08-31-2013	9.53	0.10		1.38	1.48	(0.12)	(0.13)	—	(0.25)	10.76	15.79	0.23	0.16	0.94		124,203	16
08-31-2012	8.88	0.08		0.73	0.81	(0.11)	(0.05)	—	(0.16)	9.53	9.25	0.42	0.16	0.86		51,411	67

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% -1.20%, 0.53% - 1.23%, 0.52%-1.26%, 0.50%-1.29% and 0.51%-1.47% for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and $0.01 per share and 0.11% and 0.08%, for the periods ended 8-31-16 and 8-31-15, respectively.
7	The inception date for Class A, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares is 3-1-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
11	The inception date for Class I shares is 3-27-15.
12	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
13	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       48

Retirement Living through 2045 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016	11.14	0.12	[6]	0.65	0.77	(0.13)	(0.54)	—	(0.67)	11.24	7.18		0.55		0.43		1.15	[6]	70,954	15
08-31-2015	12.27	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.52)	—	(0.63)	11.14		(4.28)	0.54		0.44		1.06	[6]	52,732	12
08-31-2014	10.65	0.08		1.99	2.07	(0.10)	(0.35)	—	(0.45)	12.27	19.71		0.59		0.58		0.68		44,703	14
08-31-2013	9.88	0.06		1.38	1.44	(0.09)	(0.58)	—	(0.67)	10.65	15.25		0.65		0.59		0.62		28,714	15
08-31-2012	9.22	0.07		0.72	0.79	(0.07)	(0.06)	—	(0.13)	9.88	8.72		0.75		0.59		0.74		17,140	70
CLASS I
08-31-2016	11.20	0.18	[6]	0.64	0.82	(0.17)	(0.54)	—	(0.71)	11.31	7.58		0.24		0.11		1.57	[6]	96	15
08-31-2015[7]	11.74	0.01	[6]	(0.55)	(0.54)	—	—	—	—	11.20	(4.60	) [8]	0.22	[9]	0.11	[9]	0.22	[6,9]	95	12	[10]
CLASS R1
08-31-2016	11.10	0.12	[6]	0.61	0.73	(0.09)	(0.54)	—	(0.63)	11.20	6.84		0.91		0.75		1.04	[6]	1,955	15
08-31-2015	12.23	0.07	[6]	(0.60)	(0.53)	(0.08)	(0.52)	—	(0.60)	11.10		(4.54)	1.01		0.75		0.59	[6]	2,083	12
08-31-2014	10.62	0.05		1.98	2.03	(0.07)	(0.35)	—	(0.42)	12.23	19.39		2.00		0.83		0.44		1,447	14
08-31-2013	9.86	0.06		1.34	1.40	(0.06)	(0.58)	—	(0.64)	10.62	14.89		1.80		0.84		0.54		1,163	15
08-31-2012	9.21	0.07		0.70	0.77	(0.06)	(0.06)	—	(0.12)	9.86	8.45		2.05		0.81		0.75		1,254	70
CLASS R2
08-31-2016	11.16	0.10	[6]	0.67	0.77	(0.12)	(0.54)	—	(0.66)	11.27	7.18		0.64		0.50		0.95	[6]	822	15
08-31-2015	12.30	0.11	[6]	(0.62)	(0.51)	(0.11)	(0.52)	—	(0.63)	11.16		(4.36)	1.36		0.50		0.94	[6]	464	12
08-31-2014	10.67	0.08		2.00	2.08	(0.10)	(0.35)	—	(0.45)	12.30	19.76		3.96		0.58		0.69		524	14
08-31-2013	9.90	0.05		1.39	1.44	(0.09)	(0.58)	—	(0.67)	10.67	15.22		11.95		0.59		0.50		293	15
08-31-2012[11]	9.92		(0.01)	(0.01)	(0.02)	—	—	—	—	9.90	(0.20	) [8]	16.78	[9]	0.59	[9]	(0.15	) [8]	100	70	[12]
CLASS R3
08-31-2016	11.11	0.19	[6]	0.56	0.75	(0.10)	(0.54)	—	(0.64)	11.22	7.04		0.79		0.65		1.55	[6]	1,362	15
08-31-2015	12.25	0.10	[6]	(0.63)	(0.53)	(0.09)	(0.52)	—	(0.61)	11.11		(4.51)	0.90		0.65		0.81	[6]	2,070	12
08-31-2014	10.63	0.06		1.99	2.05	(0.08)	(0.35)	—	(0.43)	12.25	19.58		1.69		0.73		0.50		2,027	14
08-31-2013	9.87	0.05		1.36	1.41	(0.07)	(0.58)	—	(0.65)	10.63	14.99		1.90		0.74		0.53		1,332	15
08-31-2012	9.22	0.06		0.72	0.78	(0.07)	(0.06)	—	(0.13)	9.87	8.55		2.20		0.71		0.68		1,102	70
CLASS R4
08-31-2016	11.16	0.18	[6]	0.62	0.80	(0.15)	(0.54)	—	(0.69)	11.27	7.46		0.48		0.25		1.58	[6]	559	15
08-31-2015	12.30	0.17	[6]	(0.65)	(0.48)	(0.14)	(0.52)	—	(0.66)	11.16		(4.12)	0.73		0.25		1.39	[6]	629	12
08-31-2014	10.67	0.10		2.00	2.10	(0.12)	(0.35)	—	(0.47)	12.30	20.04		2.05		0.33		0.89		1,215	14
08-31-2013	9.90	0.10		1.36	1.46	(0.11)	(0.58)	—	(0.69)	10.67	15.50		2.41		0.34		0.92		812	15
08-31-2012	9.25	0.09		0.71	0.80	(0.09)	(0.06)	—	(0.15)	9.90	8.81		2.75		0.40		0.95		677	70
CLASS R5
08-31-2016	11.22	0.16	[6]	0.65	0.81	(0.17)	(0.54)	—	(0.71)	11.32	7.56		0.19		0.05		1.51	[6]	1,917	15
08-31-2015	12.36	0.17	[6]	(0.63)	(0.46)	(0.16)	(0.52)	—	(0.68)	11.22		(3.90)	0.40		0.05		1.42	[6]	1,638	12
08-31-2014	10.72	0.12		2.01	2.13	(0.14)	(0.35)	—	(0.49)	12.36	20.27		1.36		0.13		1.01		1,399	14
08-31-2013	9.94	0.15		1.34	1.49	(0.13)	(0.58)	—	(0.71)	10.72	15.78		1.11		0.14		1.43		1,023	15
08-31-2012	9.28	0.12		0.72	0.84	(0.12)	(0.06)	—	(0.18)	9.94	9.24		1.47		0.13		1.27		1,633	70
Class R6
08-31-2016	11.20	0.13	[6]	0.70	0.83	(0.18)	(0.54)	—	(0.72)	11.31	7.72		0.14		—		1.50	[6]	3,314	15
08-31-2015	12.35	0.16	[6]	(0.62)	(0.46)	(0.17)	(0.52)	—	(0.69)	11.20		(3.94)	0.39		—		1.36	[6]	1,781	12
08-31-2014	10.70	0.14		2.01	2.15	(0.15)	(0.35)	—	(0.50)	12.35	20.46		0.70		0.08		1.19		1,496	14
08-31-2013	9.93	0.09		1.39	1.48	(0.13)	(0.58)	—	(0.71)	10.70	15.72		1.22		0.09		0.87		1,885	15
08-31-2012[13]	9.27	0.13		0.71	0.84	(0.12)	(0.06)	—	(0.18)	9.93	9.25		16.83		0.09		1.35		107	70

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       49

Financial highlights continued

Retirement Living through 2045 Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2016	11.21	0.18	[6]	0.63	0.81	(0.17)	(0.54)	—	(0.71)	11.31	7.56	0.17	0.05	1.59	[6]	712,160	15
08-31-2015	12.35	0.18	[6]	(0.64)	(0.46)	(0.16)	(0.52)	—	(0.68)	11.21	(3.90)	0.15	0.05	1.49	[6]	705,106	12
08-31-2014	10.71	0.14		1.99	2.13	(0.14)	(0.35)	—	(0.49)	12.35	20.29	0.14	0.13	1.16		767,166	14
08-31-2013	9.93	0.12		1.37	1.49	(0.13)	(0.58)	—	(0.71)	10.71	15.78	0.14	0.14	1.14		632,322	15
08-31-2012	9.27	0.12		0.71	0.83	(0.11)	(0.06)	—	(0.17)	9.93	9.19	0.15	0.14	1.25		528,261	70

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.20%, 0.53% - 1.23%, 0.52%-1.26%, 0.50% - 1.29% and 0.51%-1.47% for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and $0.01 per share and 0.12% and 0.09%, for the periods ended 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       50

Retirement Living through 2040 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016	11.24	0.12	[6]	0.66	0.78	(0.13)	(0.54)	—	(0.67)	11.35	7.20		0.55		0.43		1.14	[6]	77,804	14
08-31-2015	12.36	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.51)	—	(0.62)	11.24		(4.27)	0.54		0.44		1.05	[6]	55,527	12
08-31-2014	10.71	0.08		2.01	2.09	(0.10)	(0.34)	—	(0.44)	12.36	19.79		0.58		0.58		0.66		45,469	14
08-31-2013	9.89	0.07		1.36	1.43	(0.08)	(0.53)	—	(0.61)	10.71	15.13		0.64		0.59		0.63		30,120	14
08-31-2012	9.23	0.07		0.72	0.79	(0.07)	(0.06)	—	(0.13)	9.89	8.71		0.73		0.60		0.75		18,146	69
CLASS I
08-31-2016	11.30	0.18	[6]	0.63	0.81	(0.16)	(0.54)	—	(0.70)	11.41	7.51		0.24		0.11		1.57	[6]	96	14
08-31-2015[7]	11.84	0.01	[6]	(0.55)	(0.54)	—	—	—	—	11.30	(4.56	) [8]	0.22	[9]	0.10	[9]	0.22	[6,9]	95	12	[10]
CLASS R1
08-31-2016	11.20	0.10	[6]	0.64	0.74	(0.09)	(0.54)	—	(0.63)	11.31	6.86		0.89		0.75		0.89	[6]	2,479	14
08-31-2015	12.33	0.09	[6]	(0.63)	(0.54)	(0.08)	(0.51)	—	(0.59)	11.20		(4.60)	1.00		0.75		0.75	[6]	2,308	12
08-31-2014	10.69	0.05		2.00	2.05	(0.07)	(0.34)	—	(0.41)	12.33	19.45		1.62		0.83		0.46		2,258	14
08-31-2013	9.86	0.05		1.37	1.42	(0.06)	(0.53)	—	(0.59)	10.69	15.00		1.58		0.84		0.51		1,985	14
08-31-2012	9.21	0.06		0.71	0.77	(0.06)	(0.06)	—	(0.12)	9.86	8.44		1.72		0.82		0.67		1,846	69
CLASS R2
08-31-2016	11.26	0.14	[6]	0.63	0.77	(0.12)	(0.54)	—	(0.66)	11.37	7.10		0.65		0.50		1.32	[6]	851	14
08-31-2015	12.38	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.51)	—	(0.62)	11.26		(4.26)	0.88		0.50		1.09	[6]	501	12
08-31-2014	10.73	0.03		2.06	2.09	(0.10)	(0.34)	—	(0.44)	12.38	19.75		2.11		0.58		0.22		1,489	14
08-31-2013	9.90	0.05		1.39	1.44	(0.08)	(0.53)	—	(0.61)	10.73	15.21		9.52		0.59		0.51		312	14
08-31-2012[11]	9.92		(0.01)	(0.01)	(0.02)	—	—	—	—	9.90	(0.20	) [8]	16.77	[9]	0.60	[9]	(0.15	) [8]	100	69	[12]
CLASS R3
08-31-2016	11.19	0.16	[6]	0.59	0.75	(0.10)	(0.54)	—	(0.64)	11.30	6.98		0.79		0.65		1.30	[6]	2,142	14
08-31-2015	12.32	0.10	[6]	(0.63)	(0.53)	(0.09)	(0.51)	—	(0.60)	11.19		(4.51)	0.87		0.65		0.86	[6]	2,763	12
08-31-2014	10.68	0.08		1.98	2.06	(0.08)	(0.34)	—	(0.42)	12.32	19.58		1.22		0.73		0.66		3,213	14
08-31-2013	9.86	0.05		1.37	1.42	(0.07)	(0.53)	—	(0.60)	10.68	15.01		1.23		0.74		0.51		3,235	14
08-31-2012	9.21	0.07		0.71	0.78	(0.07)	(0.06)	—	(0.13)	9.86	8.56		1.32		0.71		0.71		2,766	69
CLASS R4
08-31-2016	11.25	0.14	[6]	0.66	0.80	(0.15)	(0.54)	—	(0.69)	11.36	7.39		0.49		0.25		1.29	[6]	1,098	14
08-31-2015	12.38	0.21	[6]	(0.69)	(0.48)	(0.14)	(0.51)	—	(0.65)	11.25		(4.10)	0.73		0.25		1.73	[6]	888	12
08-31-2014	10.73	0.10		2.01	2.11	(0.12)	(0.34)	—	(0.46)	12.38	20.03		1.94		0.33		0.87		1,349	14
08-31-2013	9.90	0.09		1.38	1.47	(0.11)	(0.53)	—	(0.64)	10.73	15.51		2.71		0.34		0.84		763	14
08-31-2012	9.24	0.09		0.72	0.81	(0.09)	(0.06)	—	(0.15)	9.90	8.93		3.78		0.40		1.00		505	69
CLASS R5
08-31-2016	11.31	0.25	[6]	0.57	0.82	(0.17)	(0.54)	—	(0.71)	11.42	7.58		0.19		0.05		2.00	[6]	1,425	14
08-31-2015	12.44	0.18	[6]	(0.64)	(0.46)	(0.16)	(0.51)	—	(0.67)	11.31		(3.89)	0.29		0.05		1.48	[6]	2,411	12
08-31-2014	10.77	0.16		2.00	2.16	(0.15)	(0.34)	—	(0.49)	12.44	20.36		0.57		0.13		1.33		2,271	14
08-31-2013	9.94	0.11		1.38	1.49	(0.13)	(0.53)	—	(0.66)	10.77	15.67		0.51		0.14		1.03		4,126	14
08-31-2012	9.28	0.10		0.74	0.84	(0.12)	(0.06)	—	(0.18)	9.94	9.23		0.92		0.14		1.10		3,371	69
Class R6
08-31-2016	11.29	0.16	[6]	0.68	0.84	(0.18)	(0.54)	—	(0.72)	11.41	7.74		0.14		—		1.64	[6]	3,376	14
08-31-2015	12.42	0.15	[6]	(0.60)	(0.45)	(0.17)	(0.51)	—	(0.68)	11.29		(3.85)	0.41		—		1.29	[6]	1,762	12
08-31-2014	10.76	0.14		2.01	2.15	(0.15)	(0.34)	—	(0.49)	12.42	20.34		0.70		0.08		1.16		1,232	14
08-31-2013	9.93	0.07		1.42	1.49	(0.13)	(0.53)	—	(0.66)	10.76	15.73		1.12		0.09		0.69		2,168	14
08-31-2012[13]	9.27	0.13		0.71	0.84	(0.12)	(0.06)	—	(0.18)	9.93	9.24		16.85		0.10		1.35		107	69

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       51

Financial highlights continued

Retirement Living through 2040 Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2016	11.30	0.18	[6]	0.64	0.82	(0.17)	(0.54)	—	(0.71)	11.41	7.59	0.17	0.05	1.58	[6]	753,738	14
08-31-2015	12.43	0.18	[6]	(0.64)	(0.46)	(0.16)	(0.51)	—	(0.67)	11.30	(3.89)	0.15	0.05	1.49	[6]	737,363	12
08-31-2014	10.77	0.14		2.01	2.15	(0.15)	(0.34)	—	(0.49)	12.43	20.27	0.14	0.13	1.16		796,874	14
08-31-2013	9.93	0.12		1.37	1.49	(0.12)	(0.53)	—	(0.65)	10.77	15.78	0.14	0.14	1.14		643,062	14
08-31-2012	9.27	0.12		0.71	0.83	(0.11)	(0.06)	—	(0.17)	9.93	9.19	0.15	0.15	1.25		523,000	69

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53%-1.20%, 0.53%-1.23%, 0.52%-1.26%, 0.50%-1.29% and 0.51%-1.47% for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and $0.01 per share and 0.12% and 0.09%, for the periods ended 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       52

Retirement Living through 2035 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016	11.31	0.13	[6]	0.64	0.77	(0.13)	(0.55)	—	(0.68)	11.40	7.12		0.54		0.43		1.23	[6]	89,978	18
08-31-2015	12.42	0.13	[6]	(0.64)	(0.51)	(0.11)	(0.49)	—	(0.60)	11.31		(4.23)	0.54		0.44		1.08	[6]	66,902	12
08-31-2014	10.78	0.09		1.99	2.08	(0.10)	(0.34)	—	(0.44)	12.42	19.57		0.59		0.58		0.74		55,885	14
08-31-2013	9.92	0.07		1.36	1.43	(0.09)	(0.48)	—	(0.57)	10.78	15.04		0.63		0.59		0.66		37,108	15
08-31-2012	9.26	0.07		0.72	0.79	(0.07)	(0.06)	—	(0.13)	9.92	8.69		0.70		0.59		0.74		23,816	70
CLASS I
08-31-2016	11.38	0.19	[6]	0.62	0.81	(0.17)	(0.55)	—	(0.72)	11.47	7.43		0.23		0.11		1.64	[6]	96	18
08-31-2015[7]	11.92	0.01	[6]	(0.55)	(0.54)	—	—	—	—	11.38	(4.53	) [8]	0.22	[9]	0.10	[9]	0.27	[6,9]	95	12	[10]
CLASS R1
08-31-2016	11.27	0.12	[6]	0.62	0.74	(0.10)	(0.55)	—	(0.65)	11.36	6.78		0.88		0.75		1.03	[6]	4,233	18
08-31-2015	12.39	0.09	[6]	(0.64)	(0.55)	(0.08)	(0.49)	—	(0.57)	11.27		(4.57)	0.94		0.75		0.73	[6]	4,451	12
08-31-2014	10.75	0.05		2.00	2.05	(0.07)	(0.34)	—	(0.41)	12.39	19.35		1.39		0.83		0.44		3,745	14
08-31-2013	9.90	0.06		1.33	1.39	(0.06)	(0.48)	—	(0.54)	10.75	14.68		1.46		0.84		0.61		2,400	15
08-31-2012	9.24	0.06		0.72	0.78	(0.06)	(0.06)	—	(0.12)	9.90	8.54		1.51		0.81		0.66		2,475	70
CLASS R2
08-31-2016	11.34	0.14	[6]	0.64	0.78	(0.13)	(0.55)	—	(0.68)	11.44	7.11		0.63		0.50		1.23	[6]	639	18
08-31-2015	12.46	0.11	[6]	(0.63)	(0.52)	(0.11)	(0.49)	—	(0.60)	11.34		(4.30)	1.32		0.50		0.91	[6]	486	12
08-31-2014	10.81	0.09		2.00	2.09	(0.10)	(0.34)	—	(0.44)	12.46	19.61		5.07		0.58		0.72		605	14
08-31-2013	9.94	0.08		1.36	1.44	(0.09)	(0.48)	—	(0.57)	10.81	15.10		14.91		0.59		0.77		111	15
08-31-2012[11]	9.96		(0.01)	(0.01)	(0.02)	—	—	—	—	9.94	(0.20	) [8]	16.77	[9]	0.59	[9]	(0.14	) [8]	100	70	[12]
CLASS R3
08-31-2016	11.29	0.13	[6]	0.62	0.75	(0.11)	(0.55)	—	(0.66)	11.38	6.88		0.77		0.65		1.16	[6]	2,144	18
08-31-2015	12.41	0.12	[6]	(0.65)	(0.53)	(0.10)	(0.49)	—	(0.59)	11.29		(4.47)	0.88		0.65		1.01	[6]	2,009	12
08-31-2014	10.77	0.07		1.99	2.06	(0.08)	(0.34)	—	(0.42)	12.41	19.42		1.37		0.73		0.57		2,831	14
08-31-2013	9.91	0.06		1.35	1.41	(0.07)	(0.48)	—	(0.55)	10.77	14.88		1.29		0.74		0.57		2,382	15
08-31-2012	9.25	0.06		0.72	0.78	(0.06)	(0.06)	—	(0.12)	9.91	8.59		1.45		0.73		0.63		2,376	70
CLASS R4
08-31-2016	11.36	0.18	[6]	0.63	0.81	(0.16)	(0.55)	—	(0.71)	11.46	7.38		0.47		0.25		1.55	[6]	736	18
08-31-2015	12.48	0.16	[6]	(0.65)	(0.49)	(0.14)	(0.49)	—	(0.63)	11.36		(4.06)	0.65		0.25		1.35	[6]	758	12
08-31-2014	10.83	0.12		2.00	2.12	(0.13)	(0.34)	—	(0.47)	12.48	19.85		1.57		0.33		0.98		1,536	14
08-31-2013	9.96	0.10		1.36	1.46	(0.11)	(0.48)	—	(0.59)	10.83	15.36		1.78		0.34		0.93		1,145	15
08-31-2012	9.30	0.10		0.71	0.81	(0.09)	(0.06)	—	(0.15)	9.96	8.89		1.82		0.40		1.02		1,146	70
CLASS R5
08-31-2016	11.38	0.18	[6]	0.65	0.83	(0.18)	(0.55)	—	(0.73)	11.48	7.60		0.18		0.05		1.53	[6]	1,153	18
08-31-2015	12.50	0.18	[6]	(0.64)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38		(3.86)	0.38		0.05		1.50	[6]	1,358	12
08-31-2014	10.84	0.16		1.99	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.15		1.14		0.13		1.33		1,271	14
08-31-2013	9.97	0.17		1.31	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.57		0.68		0.14		1.61		1,411	15
08-31-2012	9.31	0.09		0.75	0.84	(0.12)	(0.06)	—	(0.18)	9.97	9.22		1.09		0.13		0.97		3,543	70
Class R6
08-31-2016	11.38	0.10	[6]	0.73	0.83	(0.19)	(0.55)	—	(0.74)	11.47	7.56		0.13		—		1.39	[6]	4,037	18
08-31-2015	12.50	0.20	[6]	(0.66)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38		(3.81)	0.51		—		1.63	[6]	924	12
08-31-2014	10.84	0.16		1.99	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.20		0.51		0.08		1.37		1,178	14
08-31-2013	9.97	0.07		1.41	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.62		0.71		0.09		0.71		3,720	15
08-31-2012[13]	9.31	0.13		0.71	0.84	(0.12)	(0.06)	—	(0.18)	9.97	9.22		16.85		0.09		1.36		107	70

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       53

Financial highlights continued

Retirement Living through 2035 Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2016	11.38	0.19	[6]	0.63	0.82	(0.18)	(0.55)	—	(0.73)	11.47	7.50	0.17	0.05	1.65	[6]	962,950	18
08-31-2015	12.50	0.19	[6]	(0.65)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38	(3.86)	0.15	0.05	1.54	[6]	959,123	12
08-31-2014	10.84	0.14		2.01	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.15	0.14	0.13	1.19		1,038,396	14
08-31-2013	9.97	0.12		1.36	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.57	0.14	0.14	1.17		828,194	15
08-31-2012	9.31	0.12		0.72	0.84	(0.12)	(0.06)	—	(0.18)	9.97	9.17	0.14	0.14	1.26		676,119	70

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53%-1.20%, 0.52%-1.26%, 0.50%-1.29%, 0.51%-1.47% and 0.48%-1.14% for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and $0.01 per share and 0,12% and 0.10%, for the periods ended 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       54

Retirement Living through 2030 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016	11.10	0.15	[6]	0.59	0.74	(0.16)	(0.51)	—	(0.67)	11.17	6.99		0.54		0.43		1.46	[6]	116,337	18
08-31-2015	12.19	0.15	[6]	(0.62)	(0.47)	(0.13)	(0.49)	—	(0.62)	11.10	(3.98)		0.53		0.44		1.31	[6]	85,386	14
08-31-2014	10.65	0.10		1.87	1.97	(0.12)	(0.31)	—	(0.43)	12.19	18.80		0.59		0.58		0.90		73,551	15
08-31-2013	9.85	0.09		1.25	1.34	(0.11)	(0.43)	—	(0.54)	10.65	14.11		0.61		0.58		0.86		49,497	15
08-31-2012	9.21	0.10		0.68	0.78	(0.09)	(0.05)	—	(0.14)	9.85	8.66		0.68		0.59		1.02		32,160	69
CLASS I
08-31-2016	11.08	0.11	[6]	0.68	0.79	(0.20)	(0.51)	—	(0.71)	11.16	7.43		0.23		0.11		1.53	[6]	288	18
08-31-2015[7]	11.58	0.03	[6]	(0.53)	(0.50)	—	—	—	—	11.08	(4.32	) [8]	0.21	[9]	0.10	[9]	0.50	[6,9]	96	14	[10]
CLASS R1
08-31-2016	11.04	0.10	[6]	0.61	0.71	(0.13)	(0.51)	—	(0.64)	11.11	6.65		0.86		0.75		1.02	[6]	4,118	18
08-31-2015	12.13	0.13	[6]	(0.63)	(0.50)	(0.10)	(0.49)	—	(0.59)	11.04	(4.24)		0.95		0.75		1.09	[6]	2,915	14
08-31-2014	10.61	0.08		1.84	1.92	(0.09)	(0.31)	—	(0.40)	12.13	18.40		1.31		0.83		0.68		3,685	15
08-31-2013	9.81	0.08		1.23	1.31	(0.08)	(0.43)	—	(0.51)	10.61	13.88		1.32		0.83		0.74		2,908	15
08-31-2012	9.17	0.08		0.69	0.77	(0.08)	(0.05)	—	(0.13)	9.81	8.53		1.44		0.81		0.83		2,742	69
CLASS R2
08-31-2016	11.04	0.10	[6]	0.64	0.74	(0.16)	(0.51)	—	(0.67)	11.11	6.93		0.63		0.50		1.14	[6]	1,988	18
08-31-2015	12.14	0.15	[6]	(0.63)	(0.48)	(0.13)	(0.49)	—	(0.62)	11.04	(4.08)		0.95		0.50		1.29	[6]	845	14
08-31-2014	10.61	0.10		1.86	1.96	(0.12)	(0.31)	—	(0.43)	12.14	18.78		2.21		0.58		0.86		1,156	15
08-31-2013	9.82	0.04		1.29	1.33	(0.11)	(0.43)	—	(0.54)	10.61	14.04		5.79		0.58		0.37		567	15
08-31-2012[11]	9.80	—	[12]	0.02	0.02	—	—	—	—	9.82	0.20	[8]	16.01	[9]	0.59	[9]	(0.01	) [8]	100	69	[13]
CLASS R3
08-31-2016	11.05	0.17	[6]	0.55	0.72	(0.14)	(0.51)	—	(0.65)	11.12	6.76		0.78		0.65		1.47	[6]	1,822	18
08-31-2015	12.15	0.14	[6]	(0.63)	(0.49)	(0.12)	(0.49)	—	(0.61)	11.05	(4.22)		0.86		0.65		1.20	[6]	2,210	14
08-31-2014	10.62	0.09		1.85	1.94	(0.10)	(0.31)	—	(0.41)	12.15	18.59		1.18		0.73		0.82		3,604	15
08-31-2013	9.82	0.08		1.24	1.32	(0.09)	(0.43)	—	(0.52)	10.62	13.98		1.20		0.73		0.79		3,397	15
08-31-2012	9.18	0.08		0.69	0.77	(0.08)	(0.05)	—	(0.13)	9.82	8.58		1.28		0.72		0.88		3,146	69
CLASS R4
08-31-2016	11.07	0.19	[6]	0.57	0.76	(0.18)	(0.51)	—	(0.69)	11.14	7.20		0.48		0.25		1.72	[6]	995	18
08-31-2015	12.16	0.20	[6]	(0.64)	(0.44)	(0.16)	(0.49)	—	(0.65)	11.07	(3.75)		0.71		0.25		1.71	[6]	949	14
08-31-2014	10.63	0.13		1.86	1.99	(0.15)	(0.31)	—	(0.46)	12.16	19.02		1.89		0.33		1.11		1,252	15
08-31-2013	9.83	0.11		1.25	1.36	(0.13)	(0.43)	—	(0.56)	10.63	14.42		2.72		0.33		1.09		747	15
08-31-2012	9.19	0.12		0.68	0.80	(0.11)	(0.05)	—	(0.16)	9.83	8.91		2.36		0.40		1.31		498	69
CLASS R5
08-31-2016	11.09	0.25	[6]	0.54	0.79	(0.21)	(0.51)	—	(0.72)	11.16	7.41		0.18		0.05		2.21	[6]	1,775	18
08-31-2015	12.19	0.20	[6]	(0.62)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09	(3.63)		0.28		0.05		1.74	[6]	2,356	14
08-31-2014	10.65	0.18		1.84	2.02	(0.17)	(0.31)	—	(0.48)	12.19	19.30		0.43		0.13		1.54		2,577	15
08-31-2013	9.85	0.15		1.23	1.38	(0.15)	(0.43)	—	(0.58)	10.65	14.62		0.36		0.13		1.43		5,557	15
08-31-2012	9.21	0.11		0.72	0.83	(0.14)	(0.05)	—	(0.19)	9.85	9.24		0.58		0.13		1.18		6,777	69
Class R6
08-31-2016	11.09	0.16	[6]	0.63	0.79	(0.21)	(0.51)	—	(0.72)	11.16	7.47		0.13		—		1.81	[6]	4,806	18
08-31-2015	12.19	0.22	[6]	(0.64)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09	(3.58)		0.31		—		1.87	[6]	2,028	14
08-31-2014	10.64	0.17		1.86	2.03	(0.17)	(0.31)	—	(0.48)	12.19	19.47		0.32		0.08		1.44		2,554	15
08-31-2013	9.85	0.07		1.31	1.38	(0.16)	(0.43)	—	(0.59)	10.64	14.57		0.48		0.08		0.66		6,446	15
08-31-2012[14]	9.20	0.15		0.69	0.84	(0.14)	(0.05)	—	(0.19)	9.85	9.36		16.91		0.09		1.60		107	69

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       55

Financial highlights continued

Retirement Living through 2030 Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2016	11.09	0.21	[6]	0.58	0.79	(0.21)	(0.51)	—	(0.72)	11.16	7.41	0.16	0.05	1.89	[6]	1,158,836	18
08-31-2015	12.19	0.20	[6]	(0.62)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09	(3.63)	0.15	0.05	1.73	[6]	1,144,249	14
08-31-2014	10.65	0.16		1.86	2.02	(0.17)	(0.31)	—	(0.48)	12.19	19.30	0.14	0.13	1.39		1,246,619	15
08-31-2013	9.85	0.14		1.24	1.38	(0.15)	(0.43)	—	(0.58)	10.65	14.58	0.13	0.13	1.37		1,013,152	15
08-31-2012	9.20	0.14		0.70	0.84	(0.14)	(0.05)	—	(0.19)	9.85	9.30	0.14	0.14	1.50		855,802	69

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53%-1.20%, 0.53%-1.23%, 0.50%-1.29%, 0.51%-1.47% and 0.48%-1.14% for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and $0.01 per share and 0.13% and 0.10%, for the periods ended 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	Less than $0.005 per share.
13	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
14	The inception date for Class R6 shares is 9-1-11.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       56

Retirement Living through 2025 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016	11.01	0.19	[6]	0.54	0.73	(0.20)	(0.47)	—	(0.67)	11.07	6.91		0.54		0.43		1.76	[6]	110,938	21
08-31-2015	12.04	0.18	[6]	(0.59)	(0.41)	(0.16)	(0.46)	—	(0.62)	11.01	(3.59)		0.53		0.44		1.59	[6]	88,278	15
08-31-2014	10.65	0.14		1.68	1.82	(0.14)	(0.29)	—	(0.43)	12.04	17.38		0.58		0.58		1.18		74,977	15
08-31-2013	9.91	0.12		1.10	1.22	(0.13)	(0.35)	—	(0.48)	10.65	12.71		0.60		0.58		1.18		54,244	17
08-31-2012	9.27	0.13		0.68	0.81	(0.12)	(0.05)	—	(0.17)	9.91	8.93		0.67		0.59		1.36		38,080	66
CLASS I
08-31-2016	10.98	0.24	[6]	0.52	0.76	(0.23)	(0.47)	—	(0.70)	11.04	7.26		0.22		0.11		2.16	[6]	97	21
08-31-2015[7]	11.42	0.04	[6]	(0.48)	(0.44)	—	—	—	—	10.98	(3.85	) [8]	0.21	[9]	0.10	[9]	0.83	[6,9]	96	15	[10]
CLASS R1
08-31-2016	10.94	0.20	[6]	0.50	0.70	(0.16)	(0.47)	—	(0.63)	11.01	6.67		0.88		0.75		1.66	[6]	3,999	21
08-31-2015	11.98	0.14	[6]	(0.59)	(0.45)	(0.13)	(0.46)	—	(0.59)	10.94	(3.94)		0.92		0.75		1.19	[6]	5,346	15
08-31-2014	10.60	0.11		1.67	1.78	(0.11)	(0.29)	—	(0.40)	11.98	17.09		1.30		0.83		0.93		4,313	15
08-31-2013	9.87	0.10		1.08	1.18	(0.10)	(0.35)	—	(0.45)	10.60	12.38		1.30		0.83		0.99		2,928	17
08-31-2012	9.23	0.12		0.68	0.80	(0.11)	(0.05)	—	(0.16)	9.87	8.80		1.41		0.81		1.26		2,646	66
CLASS R2
08-31-2016	10.95	0.15	[6]	0.57	0.72	(0.19)	(0.47)	—	(0.66)	11.01	6.85		0.60		0.49		1.51	[6]	1,324	21
08-31-2015	11.99	0.18	[6]	(0.60)	(0.42)	(0.16)	(0.46)	—	(0.62)	10.95	(3.70)		1.02		0.50		1.56	[6]	770	15
08-31-2014	10.60	0.12		1.70	1.82	(0.14)	(0.29)	—	(0.43)	11.99	17.46		2.75		0.58		1.05		912	15
08-31-2013	9.87	0.10		1.11	1.21	(0.13)	(0.35)	—	(0.48)	10.60	12.64		7.20		0.58		1.00		438	17
08-31-2012[11]	9.81	0.02		0.04	0.06	—	—	—	—	9.87	0.61		17.38	[9]	0.59	[9]	0.29	[8]	101	66	[12]
CLASS R3
08-31-2016	10.95	0.18	[6]	0.53	0.71	(0.17)	(0.47)	—	(0.64)	11.02	6.78		0.77		0.65		1.67	[6]	4,464	21
08-31-2015	12.00	0.18	[6]	(0.63)	(0.45)	(0.14)	(0.46)	—	(0.60)	10.95	(3.92)		0.83		0.65		1.52	[6]	3,676	15
08-31-2014	10.61	0.12		1.68	1.80	(0.12)	(0.29)	—	(0.41)	12.00	17.28		1.11		0.73		1.04		4,784	15
08-31-2013	9.88	0.11		1.08	1.19	(0.11)	(0.35)	—	(0.46)	10.61	12.47		1.14		0.73		1.04		3,710	17
08-31-2012	9.24	0.12		0.68	0.80	(0.11)	(0.05)	—	(0.16)	9.88	8.84		1.21		0.72		1.27		3,650	66
CLASS R4
08-31-2016	10.99	0.22	[6]	0.53	0.75	(0.22)	(0.47)	—	(0.69)	11.05	7.11		0.47		0.25		2.00	[6]	418	21
08-31-2015	12.03	0.22	[6]	(0.61)	(0.39)	(0.19)	(0.46)	—	(0.65)	10.99	(3.43)		0.67		0.25		1.91	[6]	397	15
08-31-2014	10.63	0.18		1.68	1.86	(0.17)	(0.29)	—	(0.46)	12.03	17.78		1.51		0.33		1.58		1,388	15
08-31-2013	9.90	0.16		1.07	1.23	(0.15)	(0.35)	—	(0.50)	10.63	12.89		1.40		0.33		1.52		1,408	17
08-31-2012	9.26	0.14		0.69	0.83	(0.14)	(0.05)	—	(0.19)	9.90	9.17		1.64		0.39		1.46		1,416	66
CLASS R5
08-31-2016	10.99	0.23	[6]	0.54	0.77	(0.24)	(0.47)	—	(0.71)	11.05	7.34		0.18		0.05		2.06	[6]	1,926	21
08-31-2015	12.03	0.23	[6]	(0.60)	(0.37)	(0.21)	(0.46)	—	(0.67)	10.99	(3.24)		0.31		0.05		1.96	[6]	2,114	15
08-31-2014	10.63	0.21		1.67	1.88	(0.19)	(0.29)	—	(0.48)	12.03	18.01		0.85		0.13		1.82		1,733	15
08-31-2013	9.90	0.23		1.02	1.25	(0.17)	(0.35)	—	(0.52)	10.63	13.11		0.40		0.13		2.21		2,099	17
08-31-2012	9.26	0.16		0.70	0.86	(0.17)	(0.05)	—	(0.22)	9.90	9.51		0.50		0.12		1.66		8,683	66
Class R6
08-31-2016	10.98	0.20	[6]	0.57	0.77	(0.24)	(0.47)	—	(0.71)	11.04	7.40		0.13		—		2.04	[6]	3,830	21
08-31-2015	12.02	0.25	[6]	(0.61)	(0.36)	(0.22)	(0.46)	—	(0.68)	10.98	(3.20)		0.50		—		2.13	[6]	1,007	15
08-31-2014	10.63	0.21		1.66	1.87	(0.19)	(0.29)	—	(0.48)	12.02	17.97		0.29		0.08		1.84		1,067	15
08-31-2013	9.90	0.09		1.17	1.26	(0.18)	(0.35)	—	(0.53)	10.63	13.16		0.43		0.08		0.88		9,211	17
08-31-2012[13]	9.26	0.18		0.68	0.86	(0.17)	(0.05)	—	(0.22)	9.90	9.51		18.84		0.09		1.95		107	66

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       57

Financial highlights continued

Retirement Living through 2025 Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2016	10.99	0.24	[6]	0.53	0.77	(0.24)	(0.47)	—	(0.71)	11.05	7.34	0.16	0.05	2.20	[6]	1,278,028	21
08-31-2015	12.03	0.23	[6]	(0.60)	(0.37)	(0.21)	(0.46)	—	(0.67)	10.99	(3.24)	0.15	0.05	2.02	[6]	1,308,200	15
08-31-2014	10.64	0.19		1.68	1.87	(0.19)	(0.29)	—	(0.48)	12.03	17.89	0.13	0.13	1.65		1,393,300	15
08-31-2013	9.90	0.17		1.09	1.26	(0.17)	(0.35)	—	(0.52)	10.64	13.21	0.13	0.13	1.65		1,147,492	17
08-31-2012	9.26	0.17		0.68	0.85	(0.16)	(0.05)	—	(0.21)	9.90	9.46	0.14	0.14	1.84		992,393	66

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.20%, 0.53% - 1.23%, 0.52% - 1.26%, 0.50%-1.29% and 0.51%-1.47% and for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13, and 8-31-12, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 and $0.01 per share and 0.13% and 0.10%, for the periods ended 8-31-16 and 8-31-15 respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       58

Retirement Living through 2020 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016	10.69	0.21	[6]	0.47	0.68	(0.23)	(0.50)	—	(0.73)	10.64	6.72		0.54		0.43		2.07	[6]	112,709	20
08-31-2015	11.69	0.22	[6]	(0.60)	(0.38)	(0.19)	(0.43)	—	(0.62)	10.69	(3.38)		0.54		0.44		1.96	[6]	85,398	18
08-31-2014	10.53	0.16		1.47	1.63	(0.18)	(0.29)	—	(0.47)	11.69	15.79		0.59		0.58		1.46		77,843	17
08-31-2013	10.00	0.16		0.88	1.04	(0.17)	(0.34)	—	(0.51)	10.53	10.71		0.60		0.58		1.50		52,733	18
08-31-2012	9.39	0.17		0.66	0.83	(0.17)	(0.05)	—	(0.22)	10.00	9.03		0.67		0.59		1.78		37,860	63
CLASS I
08-31-2016	10.69	0.26	[6]	0.46	0.72	(0.26)	(0.50)	—	(0.76)	10.65	7.16		0.23		0.11		2.47	[6]	99	20
08-31-2015[7]	11.07	0.06	[6]	(0.44)	(0.38)	—	—	—	—	10.69	(3.43	) [8]	0.22	[9]	0.10	[9]	1.17	[6,9]	97	18	[10]
CLASS R1
08-31-2016	10.64	0.19	[6]	0.45	0.64	(0.19)	(0.50)	—	(0.69)	10.59	6.38		0.88		0.75		1.79	[6]	3,091	20
08-31-2015	11.64	0.19	[6]	(0.59)	(0.40)	(0.17)	(0.43)	—	(0.60)	10.64	(3.65)		0.93		0.74		1.66	[6]	3,098	18
08-31-2014	10.50	0.14		1.44	1.58	(0.15)	(0.29)	—	(0.44)	11.64	15.36		1.32		0.83		1.23		3,553	17
08-31-2013	9.97	0.14		0.87	1.01	(0.14)	(0.34)	—	(0.48)	10.50	10.48		1.33		0.83		1.34		2,973	18
08-31-2012	9.37	0.15		0.65	0.80	(0.15)	(0.05)	—	(0.20)	9.97	8.77		1.39		0.81		1.59		2,704	63
CLASS R2
08-31-2016	10.65	0.18	[6]	0.49	0.67	(0.22)	(0.50)	—	(0.72)	10.60	6.66		0.62		0.50		1.84	[6]	1,370	20
08-31-2015	11.65	0.21	[6]	(0.59)	(0.38)	(0.19)	(0.43)	—	(0.62)	10.65	(3.40)		0.91		0.49		1.87	[6]	1,105	18
08-31-2014	10.50	0.15		1.47	1.62	(0.18)	(0.29)	—	(0.47)	11.65	15.73		2.24		0.58		1.33		1,233	17
08-31-2013	9.98	0.10		0.93	1.03	(0.17)	(0.34)	—	(0.51)	10.50	10.62		5.81		0.58		0.93		640	18
08-31-2012[11]	9.86	0.04		0.08	0.12	—	—	—	—	9.98	1.22	[8]	16.59	[9]	0.59	[9]	0.37	[8]	101	63	[12]
CLASS R3
08-31-2016	10.65	0.22	[6]	0.44	0.66	(0.20)	(0.50)	—	(0.70)	10.61	6.59		0.78		0.65		1.99	[6]	3,009	20
08-31-2015	11.66	0.20	[6]	(0.60)	(0.40)	(0.18)	(0.43)	—	(0.61)	10.65	(3.63)		0.83		0.65		1.81	[6]	3,419	18
08-31-2014	10.51	0.16		1.45	1.61	(0.17)	(0.29)	—	(0.46)	11.66	15.56		1.12		0.73		1.42		4,269	17
08-31-2013	9.98	0.15		0.87	1.02	(0.15)	(0.34)	—	(0.49)	10.51	10.57		1.07		0.73		1.40		4,378	18
08-31-2012	9.38	0.15		0.66	0.81	(0.16)	(0.05)	—	(0.21)	9.98	8.82		1.14		0.72		1.62		4,493	63
CLASS R4
08-31-2016	10.66	0.27	[6]	0.43	0.70	(0.25)	(0.50)	—	(0.75)	10.61	6.94		0.48		0.25		2.52	[6]	870	20
08-31-2015	11.66	0.27	[6]	(0.62)	(0.35)	(0.22)	(0.43)	—	(0.65)	10.66	(3.15)		0.72		0.25		2.41	[6]	1,064	18
08-31-2014	10.51	0.20		1.45	1.65	(0.21)	(0.29)	—	(0.50)	11.66	16.00		2.00		0.33		1.80		1,151	17
08-31-2013	9.99	0.18		0.87	1.05	(0.19)	(0.34)	—	(0.53)	10.51	10.89		2.25		0.33		1.74		891	18
08-31-2012	9.38	0.19		0.66	0.85	(0.19)	(0.05)	—	(0.24)	9.99	9.27		2.34		0.40		2.01		797	63
CLASS R5
08-31-2016	10.69	0.27	[6]	0.45	0.72	(0.27)	(0.50)	—	(0.77)	10.64	7.14		0.18		0.05		2.60	[6]	4,130	20
08-31-2015	11.70	0.26	[6]	(0.59)	(0.33)	(0.25)	(0.43)	—	(0.68)	10.69	(3.03)		0.23		0.05		2.35	[6]	4,494	18
08-31-2014	10.55	0.24		1.43	1.67	(0.23)	(0.29)	—	(0.52)	11.70	16.16		0.40		0.13		2.10		3,896	17
08-31-2013	10.02	0.22		0.86	1.08	(0.21)	(0.34)	—	(0.55)	10.55	11.19		0.31		0.13		2.12		6,515	18
08-31-2012	9.41	0.19		0.69	0.88	(0.22)	(0.05)	—	(0.27)	10.02	9.58		0.44		0.13		1.97		10,120	63
Class R6
08-31-2016	10.69	0.25	[6]	0.47	0.72	(0.28)	(0.50)	—	(0.78)	10.63	7.11		0.13		—		2.70	[6]	3,713	20
08-31-2015	11.69	0.28	[6]	(0.60)	(0.32)	(0.25)	(0.43)	—	(0.68)	10.69	(2.90)		0.32		—		2.52	[6]	2,285	18
08-31-2014	10.53	0.23		1.45	1.68	(0.23)	(0.29)	—	(0.52)	11.69	16.35		0.30		0.08		2.06		1,745	17
08-31-2013	10.01	0.11		0.96	1.07	(0.21)	(0.34)	—	(0.55)	10.53	11.14		0.46		0.08		1.11		7,360	18
08-31-2012[13]	9.40	0.23		0.65	0.88	(0.22)	(0.05)	—	(0.27)	10.01	9.59		16.95		0.09		2.38		106	63

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       59

Financial highlights continued

Retirement Living through 2020 Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2016	10.69	0.27	[6]	0.45	0.72	(0.27)	(0.50)	—	(0.77)	10.64	7.14	0.17	0.05	2.52	[6]	955,449	20
08-31-2015	11.70	0.27	[6]	(0.60)	(0.33)	(0.25)	(0.43)	—	(0.68)	10.69	(3.03)	0.15	0.05	2.39	[6]	1,032,205	18
08-31-2014	10.54	0.22		1.46	1.68	(0.23)	(0.29)	—	(0.52)	11.70	16.27	0.14	0.13	1.95		1,158,072	17
08-31-2013	10.01	0.21		0.87	1.08	(0.21)	(0.34)	—	(0.55)	10.54	11.18	0.13	0.13	2.00		1,004,587	18
08-31-2012	9.40	0.22		0.65	0.87	(0.21)	(0.05)	—	(0.26)	10.01	9.53	0.14	0.14	2.27		909,856	63

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.20%, 0.53% - 1.23%, 0.53%-1.26%, 0.50%-1.29% and 0.51%-1.47% the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02 and $0.01 per share and 0.14% and 0.12%, for the periods ended 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       60

Retirement Living through 2015 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016	10.25	0.22	[6]	0.41	0.63	(0.25)	(0.61)	—	(0.86)	10.02	6.63		0.56		0.43		2.32	[6]	73,985	19
08-31-2015	11.35	0.24	[6]	(0.58)	(0.34)	(0.23)	(0.53)	—	(0.76)	10.25	(3.13)		0.55		0.44		2.26	[6]	62,597	16
08-31-2014	10.43	0.19		1.23	1.42	(0.21)	(0.29)	—	(0.50)	11.35	13.93		0.59		0.58		1.74		61,465	20
08-31-2013	9.96	0.19		0.66	0.85	(0.20)	(0.18)	—	(0.38)	10.43	8.78		0.61		0.59		1.80		43,192	20
08-31-2012	9.39	0.21		0.62	0.83	(0.21)	(0.05)	—	(0.26)	9.96	9.11		0.68		0.59		2.16		31,143	59
CLASS I
08-31-2016	10.25	0.27	[6]	0.39	0.66	(0.28)	(0.61)	—	(0.89)	10.02	6.98		0.25		0.11		2.74	[6]	95	19
08-31-2015[7]	10.58	0.06	[6]	(0.39)	(0.33)	—	—	—	—	10.25	(3.12	) [8]	0.23	[9]	0.10	[9]	1.40	[6,9]	97	16	[10]
CLASS R1
08-31-2016	10.21	0.20	[6]	0.40	0.60	(0.22)	(0.61)	—	(0.83)	9.98	6.29		0.90		0.75		2.05	[6]	2,200	19
08-31-2015	11.32	0.19	[6]	(0.57)	(0.38)	(0.20)	(0.53)	—	(0.73)	10.21	(3.48)		1.07		0.75		1.82	[6]	2,238	16
08-31-2014	10.40	0.18		1.22	1.40	(0.19)	(0.29)	—	(0.48)	11.32	13.69		2.09		0.83		1.63		1,184	20
08-31-2013	9.93	0.17		0.66	0.83	(0.18)	(0.18)	—	(0.36)	10.40	8.53		1.86		0.84		1.69		1,276	20
08-31-2012	9.37	0.22		0.59	0.81	(0.20)	(0.05)	—	(0.25)	9.93	8.85		1.83		0.81		2.32		1,330	59
CLASS R2
08-31-2016	10.22	0.23	[6]	0.39	0.62	(0.25)	(0.61)	—	(0.86)	9.98	6.54		0.65		0.50		2.17	[6]	158	19
08-31-2015	11.33	0.25	[6]	(0.60)	(0.35)	(0.23)	(0.53)	—	(0.76)	10.22	(3.23)		1.81		0.50		2.33	[6]	143	16
08-31-2014	10.41	0.18		1.24	1.42	(0.21)	(0.29)	—	(0.50)	11.33	13.96		5.76		0.58		1.62		366	20
08-31-2013	9.94	0.16		0.69	0.85	(0.20)	(0.18)	—	(0.38)	10.41	8.79		10.80		0.59		1.53		194	20
08-31-2012[11]	9.76	0.05		0.13	0.18	—	—	—	—	9.94	1.84	[8]	16.51	[9]	0.59	[9]	0.56	[9]	102	59	[12]
CLASS R3
08-31-2016	10.21	0.23	[6]	0.38	0.61	(0.23)	(0.61)	—	(0.84)	9.98	6.40		0.80		0.65		2.25	[6]	5,620	19
08-31-2015	11.32	0.22	[6]	(0.59)	(0.37)	(0.21)	(0.53)	—	(0.74)	10.21	(3.38)		0.82		0.65		2.04	[6]	6,405	16
08-31-2014	10.41	0.18		1.22	1.40	(0.20)	(0.29)	—	(0.49)	11.32	13.69		1.03		0.73		1.62		6,277	20
08-31-2013	9.93	0.18		0.67	0.85	(0.19)	(0.18)	—	(0.37)	10.41	8.75		1.03		0.74		1.73		5,628	20
08-31-2012	9.37	0.20		0.61	0.81	(0.20)	(0.05)	—	(0.25)	9.93	8.91		1.08		0.73		2.14		5,485	59
CLASS R4
08-31-2016	10.23	0.26	[6]	0.39	0.65	(0.27)	(0.61)	—	(0.88)	10.00	6.85		0.49		0.25		2.63	[6]	109	19
08-31-2015	11.34	0.26	[6]	(0.58)	(0.32)	(0.26)	(0.53)	—	(0.79)	10.23	(2.98)		1.51		0.25		2.43	[6]	182	16
08-31-2014	10.43	0.22		1.22	1.44	(0.24)	(0.29)	—	(0.53)	11.34	14.11		6.96		0.33		2.03		251	20
08-31-2013	9.95	0.18		0.71	0.89	(0.23)	(0.18)	—	(0.41)	10.43	9.16		13.15		0.34		1.78		160	20
08-31-2012	9.38	0.24		0.61	0.85	(0.23)	(0.05)	—	(0.28)	9.95	9.34		10.46		0.41		2.51		68	59
CLASS R5
08-31-2016	10.26	0.30	[6]	0.36	0.66	(0.29)	(0.61)	—	(0.90)	10.02	6.96		0.20		0.05		2.78	[6]	1,442	19
08-31-2015	11.37	0.28	[6]	(0.58)	(0.30)	(0.28)	(0.53)	—	(0.81)	10.26	(2.77)		0.36		0.05		2.62	[6]	1,767	16
08-31-2014	10.45	0.26		1.21	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.40		1.13		0.13		2.41		1,360	20
08-31-2013	9.97	0.29		0.62	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.35		0.54		0.14		2.76		1,662	20
08-31-2012	9.41	0.21		0.66	0.87	(0.26)	(0.05)	—	(0.31)	9.97	9.55		0.76		0.13		2.22		5,380	59
Class R6
08-31-2016	10.26	0.26	[6]	0.41	0.67	(0.29)	(0.61)	—	(0.90)	10.03	7.11		0.15		—		3.10	[6]	830	19
08-31-2015	11.37	0.31	[6]	(0.60)	(0.29)	(0.29)	(0.53)	—	(0.82)	10.26	(2.72)		0.89		—		2.88	[6]	394	16
08-31-2014	10.45	0.27		1.20	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.46		0.50		0.08		2.48		656	20
08-31-2013	9.97	0.16		0.75	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.40		0.65		0.09		1.53		4,406	20
08-31-2012[13]	9.40	0.27		0.61	0.88	(0.26)	(0.05)	—	(0.31)	9.97	9.67		15.61		0.09		2.80		106	59

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       61

Financial highlights continued

Retirement Living through 2015 Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2016	10.26	0.29	[6]	0.37	0.66	(0.29)	(0.61)	—	(0.90)	10.02	6.96	0.18	0.05	2.79	[6]	410,447	19
08-31-2015	11.37	0.29	[6]	(0.59)	(0.30)	(0.28)	(0.53)	—	(0.81)	10.26	(2.77)	0.16	0.05	2.69	[6]	486,633	16
08-31-2014	10.45	0.25		1.22	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.40	0.14	0.13	2.27		602,569	20
08-31-2013	9.97	0.24		0.67	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.35	0.14	0.14	2.32		592,173	20
08-31-2012	9.40	0.26		0.61	0.87	(0.25)	(0.05)	—	(0.30)	9.97	9.61	0.14	0.14	2.70		582,885	59

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53%-1.20%, 0.53%-1.23%, 0.52%-1.26%, 0.50%-1.29% and 0.51%-1.47% for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02 and $0.01 per share and 0.15% and 0.12%, for the periods ended 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       62

Retirement Living through 2010 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2016	9.59	0.24	[6]	0.36	0.60	(0.26)	(0.44)	—	(0.70)	9.49	6.63		0.59		0.43		2.55	[6]	42,691	20
08-31-2015	10.57	0.25	[6]	(0.55)	(0.30)	(0.25)	(0.43)	—	(0.68)	9.59	(2.97)		0.57		0.44		2.50	[6]	41,187	16
08-31-2014	9.97	0.21		0.98	1.19	(0.22)	(0.37)	—	(0.59)	10.57	12.33		0.60		0.59		2.00		39,227	23
08-31-2013	10.11	0.20		0.51	0.71	(0.24)	(0.61)	—	(0.85)	9.97	7.40		0.63		0.59		2.03		35,013	18
08-31-2012	9.58	0.25		0.59	0.84	(0.27)	(0.04)	—	(0.31)	10.11	9.09		0.71		0.60		2.56		21,845	55
CLASS I
08-31-2016	9.60	0.27	[6]	0.35	0.62	(0.29)	(0.44)	—	(0.73)	9.49	6.87		0.27		0.11		2.91	[6]	96	20
08-31-2015[7]	9.88	0.07	[6]	(0.35)	(0.28)	—	—	—	—	9.60	(2.83	) [8]	0.26	[9]	0.11	[9]	1.61	[6,9]	97	16	[10]
CLASS R1
08-31-2016	9.55	0.21	[6]	0.35	0.56	(0.23)	(0.44)	—	(0.67)	9.44	6.20		0.88		0.71		2.26	[6]	486	20
08-31-2015	10.53	0.22	[6]	(0.55)	(0.33)	(0.22)	(0.43)	—	(0.65)	9.55	(3.24)		1.39		0.75		2.17	[6]	531	16
08-31-2014	9.93	0.17		1.00	1.17	(0.20)	(0.37)	—	(0.57)	10.53	12.11		4.01		0.84		1.65		531	23
08-31-2013	10.08	0.18		0.49	0.67	(0.21)	(0.61)	—	(0.82)	9.93	7.05		4.34		0.84		1.82		387	18
08-31-2012	9.55	0.22		0.61	0.83	(0.26)	(0.04)	—	(0.30)	10.08	8.94		4.76		0.82		2.31		379	55
CLASS R2
08-31-2016	9.59	0.59	[6]	(0.02)	0.57	(0.25)	(0.44)	—	(0.69)	9.47	6.33		0.71		0.50		4.18	[6]	70	20
08-31-2015	10.57	0.25	[6]	(0.55)	(0.30)	(0.25)	(0.43)	—	(0.68)	9.59	(2.97)		1.22		0.50		2.49	[6]	561	16
08-31-2014	9.96	0.21		0.99	1.20	(0.22)	(0.37)	—	(0.59)	10.57	12.45		2.81		0.59		1.99		681	23
08-31-2013	10.11	0.15		0.55	0.70	(0.24)	(0.61)	—	(0.85)	9.96	7.30		6.04		0.59		1.50		613	18
08-31-2012[11]	9.87	0.07		0.17	0.24	—	—	—	—	10.11	2.43	[8]	16.44	[9]	0.60	[9]	0.72	[8]	102	55	[12]
CLASS R3
08-31-2016	9.56	0.32	[6]	0.25	0.57	(0.24)	(0.44)	—	(0.68)	9.45	6.30		0.83		0.65		3.01	[6]	598	20
08-31-2015	10.55	0.23	[6]	(0.56)	(0.33)	(0.23)	(0.43)	—	(0.66)	9.56	(3.23)		1.01		0.65		2.27	[6]	1,183	16
08-31-2014	9.94	0.19		1.00	1.19	(0.21)	(0.37)	—	(0.58)	10.55	12.31		2.09		0.74		1.82		1,200	23
08-31-2013	10.09	0.22		0.46	0.68	(0.22)	(0.61)	—	(0.83)	9.94	7.16		1.74		0.74		2.13		1,124	18
08-31-2012	9.56	0.24		0.59	0.83	(0.26)	(0.04)	—	(0.30)	10.09	8.99		1.47		0.73		2.51		1,765	55
CLASS R4
08-31-2016	9.59	0.24	[6]	0.37	0.61	(0.28)	(0.44)	—	(0.72)	9.48	6.73		0.53		0.25		2.65	[6]	980	20
08-31-2015	10.58	0.25	[6]	(0.54)	(0.29)	(0.27)	(0.43)	—	(0.70)	9.59	(2.82)		0.85		0.24		2.47	[6]	879	16
08-31-2014	9.97	0.23		1.00	1.23	(0.25)	(0.37)	—	(0.62)	10.58	12.72		3.39		0.34		2.21		607	23
08-31-2013	10.12	0.24		0.48	0.72	(0.26)	(0.61)	—	(0.87)	9.97	7.57		3.75		0.34		2.41		445	18
08-31-2012	9.58	0.26		0.61	0.87	(0.29)	(0.04)	—	(0.33)	10.12	9.42		4.40		0.40		2.64		407	55
CLASS R5
08-31-2016	9.61	0.30	[6]	0.33	0.63	(0.30)	(0.44)	—	(0.74)	9.50	6.95		0.23		0.05		3.07	[6]	266	20
08-31-2015	10.59	0.30	[6]	(0.56)	(0.26)	(0.29)	(0.43)	—	(0.72)	9.61	(2.52)		1.20		0.04		2.95	[6]	233	16
08-31-2014	9.98	0.28		0.97	1.25	(0.27)	(0.37)	—	(0.64)	10.59	12.93		1.81		0.14		2.75		213	23
08-31-2013	10.13	0.29		0.45	0.74	(0.28)	(0.61)	—	(0.89)	9.98	7.78		0.58		0.15		2.87		1,085	18
08-31-2012	9.60	0.27		0.62	0.89	(0.32)	(0.04)	—	(0.36)	10.13	9.64		0.62		0.13		2.82		4,614	55
Class R6
08-31-2016	9.61	0.62	[6]	0.01	0.63	(0.30)	(0.44)	—	(0.74)	9.50	7.01		0.18		—		4.33	[6]	67	20
08-31-2015	10.60	0.31	[6]	(0.57)	(0.26)	(0.30)	(0.43)	—	(0.73)	9.61	(2.56)		1.04		—		3.06	[6]	171	16
08-31-2014	9.99	0.27		0.98	1.25	(0.27)	(0.37)	—	(0.64)	10.60	12.97		0.58		0.09		2.57		506	23
08-31-2013	10.13	0.15		0.61	0.76	(0.29)	(0.61)	—	(0.90)	9.99	7.92		0.96		0.09		1.58		3,149	18
08-31-2012[13]	9.60	0.30		0.59	0.89	(0.32)	(0.04)	—	(0.36)	10.13	9.63		16.98		0.10		3.12		106	55

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       63

Financial highlights continued

Retirement Living through 2010 Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS 1
08-31-2016	9.61	0.29	[6]	0.34	0.63	(0.30)	(0.44)	—	(0.74)	9.50	6.95	0.21	0.05	2.96	[6]	233,197	20
08-31-2015	10.60	0.30	[6]	(0.57)	(0.27)	(0.29)	(0.43)	—	(0.72)	9.61	(2.61)	0.17	0.05	2.96	[6]	268,891	16
08-31-2014	9.99	0.25		1.00	1.25	(0.27)	(0.37)	—	(0.64)	10.60	12.92	0.14	0.14	2.46		352,261	23
08-31-2013	10.13	0.26		0.49	0.75	(0.28)	(0.61)	—	(0.89)	9.99	7.88	0.14	0.14	2.60		353,914	18
08-31-2012	9.60	0.30		0.59	0.89	(0.32)	(0.04)	—	(0.36)	10.13	9.58	0.15	0.15	3.07		396,890	55

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53%-1.20%, 0.53%-1.23%, 0.52%- 1.26%, 0.50%-1.29% and 0.51%-1.47% for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
6	Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.02 and $0.01 per share and 0.17% and 0.14%, for the periods ended 8-31-16 and 8-31-15, respectively.
7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       64

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which (collectively, Retirement Living Portfolios, or the portfolios, and each individually the portfolio), are presented in this report. The Retirement Living Portfolios are series of the Trust and operate as "funds of funds" that may invest in other series of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other investments.

The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ.

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Retirement Living through 2060 Portfolio commenced operations on March 30, 2016.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolio's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations. In order to value the securities, the fund uses the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective NAVs each business day.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the portfolios can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the portfolios had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the portfolios had no borrowings under either line of credit.

Commitment fees for the year ended August 31, 2016 were as follows:

Portfolio	Commitment fee	Portfolio	Commitment fee
Retirement Living through 2060 Portfolio	$1	Retirement Living through 2030 Portfolio	$4,015
Retirement Living through 2055 Portfolio	1,515	Retirement Living through 2025 Portfolio	4,321

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       65

Portfolio	Commitment fee	Portfolio	Commitment fee
Retirement Living through 2050 Portfolio	$2,003	Retirement Living through 2020 Portfolio	$3,710
Retirement Living through 2045 Portfolio	3,000	Retirement Living through 2015 Portfolio	2,488
Retirement Living through 2040 Portfolio	3,090	Retirement Living through 2010 Portfolio	1,994
Retirement Living through 2035 Portfolio	3,557

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2016, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on August 31, 2016, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Retirement Living through 2060 Portfolio	$2,681,421	$75,579	($107)	$75,472
Retirement Living through 2055 Portfolio	105,372,713	457,943	(872,286)	(414,343)
Retirement Living through 2050 Portfolio	326,645,570	14,170,465	(5,089,039)	9,081,426
Retirement Living through 2045 Portfolio	675,615,125	122,852,361	(5,276,561)	117,575,800
Retirement Living through 2040 Portfolio	723,502,107	124,916,143	(5,361,009)	119,555,134
Retirement Living through 2035 Portfolio	913,777,775	159,232,670	(6,986,029)	152,246,641
Retirement Living through 2030 Portfolio	1,116,382,639	186,078,073	(11,423,579)	174,654,494
Retirement Living through 2025 Portfolio	1,234,907,783	184,248,367	(14,047,480)	170,200,887
Retirement Living through 2020 Portfolio	971,623,036	126,548,703	(13,647,526)	112,901,177
Retirement Living through 2015 Portfolio	449,254,377	52,262,467	(6,571,011)	45,691,456
Retirement Living through 2010 Portfolio	257,631,467	24,208,290	(3,336,270)	20,872,020

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended August 31, 2016 was as follows:

Portfolio	Ordinary income	Long term capital gains	Total
Retirement Living through 2055 Portfolio	$1,205,614	$612,051	$1,817,665
Retirement Living through 2050 Portfolio	5,840,996	9,448,069	15,289,065
Retirement Living through 2045 Portfolio	16,837,403	31,377,252	48,214,655
Retirement Living through 2040 Portfolio	17,515,096	32,817,205	50,332,301
Retirement Living through 2035 Portfolio	22,787,166	42,153,284	64,940,450
Retirement Living through 2030 Portfolio	30,361,671	49,075,125	79,436,796
Retirement Living through 2025 Portfolio	39,569,856	49,432,281	89,002,137
Retirement Living through 2020 Portfolio	34,042,890	44,616,184	78,659,074
Retirement Living through 2015 Portfolio	16,683,979	29,250,438	45,934,417
Retirement Living through 2010 Portfolio	9,961,237	12,316,061	22,277,298

The tax character of distributions for the year ended August 31, 2015 was as follows:

Portfolio	Ordinary income	Long term capital gains	Total
Retirement Living through 2055 Portfolio	$355,003	—	$355,003
Retirement Living through 2050 Portfolio	5,730,127	$5,985,124	11,715,251
Retirement Living through 2045 Portfolio	19,481,389	24,995,009	44,476,398
Retirement Living through 2040 Portfolio	20,498,495	25,144,211	45,642,706
Retirement Living through 2035 Portfolio	26,408,740	31,518,326	57,927,066
Retirement Living through 2030 Portfolio	35,230,014	38,663,065	73,893,079

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       66

Portfolio	Ordinary income	Long term capital gains	Total
Retirement Living through 2025 Portfolio	$39,013,004	$43,143,916	$82,156,920
Retirement Living through 2020 Portfolio	35,966,377	35,322,315	71,288,692
Retirement Living through 2015 Portfolio	21,093,553	25,131,015	46,224,568
Retirement Living through 2010 Portfolio	12,670,262	12,925,141	25,595,403

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long term capital gains
Retirement Living through 2060 Portfolio	$1,771	—
Retirement Living through 2055 Portfolio	173,239	$3,267,786
Retirement Living through 2050 Portfolio	612,493	14,285,548
Retirement Living through 2045 Portfolio	1,457,637	38,133,571
Retirement Living through 2040 Portfolio	1,547,168	40,188,607
Retirement Living through 2035 Portfolio	2,644,159	49,684,312
Retirement Living through 2030 Portfolio	5,370,636	55,676,337
Retirement Living through 2025 Portfolio	8,937,134	58,546,163
Retirement Living through 2020 Portfolio	9,406,486	48,170,802
Retirement Living through 2015 Portfolio	5,136,642	20,201,232
Retirement Living through 2010 Portfolio	3,176,087	10,085,476

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. Each portfolio pays the Advisor a management fee for its services to the portfolio. The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

The fee on assets invested in a fund of the Trust or JHF III is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule:

Advisory fee on assets invested in a fund of the Trust and JHF III

Aggregate net assets of the portfolio
First $7.5 billion	0.060%
Excess over $7.5 billion	0.050%

The fee on Other assets is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule:

Advisory fee on Other assets

Aggregate net assets of the portfolio
First $7.5 billion	0.510%
Excess over $7.5 billion	0.500%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       67

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Advisor, act as subadvisors to the portfolios. The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements. The Advisor has contractually agreed to reduce its management fee and/or make payment to each portfolio in an amount equal to the amount by which "Other expenses" of each portfolio exceed 0.05% of the average net assets on an annualized basis of each portfolio. "Other expenses" means all of the expenses of each portfolio, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each portfolio's business, class specific fees, underlying fund expenses (acquired fund fees), and short dividend expense. The expense limitation agreement expires on December 31, 2017 for Retirement Living through 2060 Portfolio and all other portfolios expires on December 31, 2016, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of each portfolio, including Rule 12b-1 fees, transfer agency fees and service fees, and shareholder servicing fees, and all other class level expenses, as applicable, to the extent they exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00% of average net assets (on an annualized basis) attributable to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares (the class expense waiver). The current expense limitation agreement expires on December 31, 2017 for Retirement Living through 2060 Portfolio and all other portfolios expire on December 31, 2016. The class expense cap of 0.50% for Class A shares expired on December 31, 2015, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective July 1, 2016, the Advisor has contractually agreed to waive its management fees and/or reimburse certain expenses, including underlying fund expenses (Acquired fund fees), to reduce the total annual fund operating expenses of the portfolios' average net assets, by the amounts indicated below:

Portfolio		Portfolio
Retirement Living through 2060 Portfolio	0.29%	Retirement Living through 2030 Portfolio	0.29%
Retirement Living through 2055 Portfolio	0.29%	Retirement Living through 2025 Portfolio	0.29%
Retirement Living through 2050 Portfolio	0.29%	Retirement Living through 2020 Portfolio	0.31%
Retirement Living through 2045 Portfolio	0.29%	Retirement Living through 2015 Portfolio	0.33%
Retirement Living through 2040 Portfolio	0.29%	Retirement Living through 2010 Portfolio	0.35%
Retirement Living through 2035 Portfolio	0.29%

Prior to July 1, 2016, the Advisor had contractually agreed to waive its management fees and/or reimburse certain expenses, including underlying fund expenses (Acquired fund fees), to reduce the total annual fund operating expenses of the portfolios' average net assets, by the amounts indicated below:

Portfolio		Portfolio
Retirement Living through 2060 Portfolio	0.20%	Retirement Living through 2030 Portfolio	0.20%
Retirement Living through 2055 Portfolio	0.20%	Retirement Living through 2025 Portfolio	0.20%
Retirement Living through 2050 Portfolio	0.20%	Retirement Living through 2020 Portfolio	0.22%
Retirement Living through 2045 Portfolio	0.20%	Retirement Living through 2015 Portfolio	0.24%
Retirement Living through 2040 Portfolio	0.20%	Retirement Living through 2010 Portfolio	0.26%
Retirement Living through 2035 Portfolio	0.20%

Payments under this arrangement are intended to reimburse the portfolios for indirect net expenses associated with the portfolios' investments in underlying funds. Amounts received in excess of fund level operating expenses are included as Other income received from Advisor in the Statements of operations. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agreed to waive its management fees and/or reduce expenses by 0.002% of each portfolio's average net assets. This expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor voluntarily agrees to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio's first $7.5 billion of average annual net assets and 0.50% of the portfolio's average annual net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.

For the year ended August 31, 2016, the expense reductions under these agreements amounted to the following and reflected as a reduction of total expenses in the Statement of operations:

	Expense Reimbursement by Class
Portfolio	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Total
Retirement Living through 2060 Portfolio	$10,477	$9,833	$9,824	$9,830	$9,824	$9,832	$9,835	$9,842	$39,296	$118,593
Retirement Living through 2055 Portfolio	4,413	398	416	533	492	416	439	1,025	287,213	295,345
Retirement Living through 2050 Portfolio	31,019	152	1,009	649	726	621	219	4,692	458,179	497,266
Retirement Living through 2045 Portfolio	77,365	117	2,968	920	2,215	708	2,455	2,919	865,026	954,693
Retirement Living through 2040 Portfolio	81,704	114	3,277	1,101	3,182	1,333	2,282	3,130	899,798	995,921

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       68

	Expense Reimbursement by Class
Portfolio	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Total
Retirement Living through 2035 Portfolio	$90,632	$109	$5,597	$777	$2,373	$851	$1,503	$2,164	$1,098,111	$1,202,117
Retirement Living through 2030 Portfolio	112,204	161	3,866	1,797	2,483	1,210	2,449	3,894	1,283,191	1,411,255
Retirement Living through 2025 Portfolio	109,874	103	5,991	1,162	5,119	482	2,365	3,480	1,407,028	1,535,604
Retirement Living through 2020 Portfolio	113,691	107	3,907	1,496	4,508	1,152	5,192	3,115	1,127,630	1,260,798
Retirement Living through 2015 Portfolio	89,354	125	3,171	277	8,744	149	2,451	525	585,906	690,702
Retirement Living through 2010 Portfolio	68,012	152	806	478	1,215	1,571	306	488	393,571	466,599

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.00% of the portfolios' average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of each portfolio's average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class A, Class R1, Class R2, Class R3, Class R4, and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%
Class R2	0.25%	0.25%	Class 1	0.05%	—
Class R3	0.50%	0.15%

The portfolios' Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2016, with the exception of the Retirement Living through 2060 Portfolio, which expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2016:

Portfolio	Class R4	Portfolio	Class R4
Retirement Living through 2060 Portfolio	$43	Retirement Living through 2030 Portfolio	$942
Retirement Living through 2055 Portfolio	99	Retirement Living through 2025 Portfolio	387
Retirement Living through 2050 Portfolio	376	Retirement Living through 2020 Portfolio	883
Retirement Living through 2045 Portfolio	534	Retirement Living through 2015 Portfolio	105
Retirement Living through 2040 Portfolio	944	Retirement Living through 2010 Portfolio	874
Retirement Living through 2035 Portfolio	704

.

Sales charges. Class A shares are assessed up-front sales charges of up to 5% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2016:

	Retirement Living through 2055 Portfolio	Retirement Living through 2050 Portfolio	Retirement Living through 2045 Portfolio	Retirement Living through 2040 Portfolio	Retirement Living through 2035 Portfolio	Retirement Living through 2030 Portfolio	Retirement Living through 2025 Portfolio	Retirement Living through 2020 Portfolio	Retirement Living through 2015 Portfolio	Retirement Living through 2010 Portfolio
Net Sales Charges	$2,035	$12,548	$24,994	$20,766	$21,259	$22,247	$22,881	$18,404	$9,806	$3,201
Retained for Printing Prospectuses, advertising and sales literature	335	1,929	3,180	2,707	2,796	3,051	3,226	2,388	1,302	505
Sales commissions to unrelated broker-dealers	1,654	9,593	20,978	17,494	18,082	18,345	18,813	15,735	8,464	2,696
Sales commissions to affiliated sales personnel	46	1,026	836	565	381	851	842	281	40	—

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       69

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, CDSCs received by the Distributor for Class A shares were as follows:

Portfolio	Class A	Portfolio	Class A
Retirement Living Through 2055 Portfolio	$34	Retirement Living Through 2030 Portfolio	$211
Retirement Living Through 2045 Portfolio	537	Retirement Living Through 2025 Portfolio	1
Retirement Living Through 2040 Portfolio	494	Retirement Living Through 2015 Portfolio	39
Retirement Living Through 2035 Portfolio	185

Transfer agent fees. The portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Portfolio	Class	Distribution and service fees	Transfer agent fees
Retirement Living through 2060 Portfolio	Class A	$138	$59
	Class I	—	49
	Class R1	215	7
	Class R2	108	7
	Class R3	215	7
	Class R4	108	7
	Class R5	—	7
	Class R6	—	7
	Class 1	86	—
	Total	$870	$150
Retirement Living through 2055 Portfolio	Class A	$3,477	$1,460
	Class I	—	106
	Class R1	496	17
	Class R2	390	22
	Class R3	615	19
	Class R4	248	17
	Class R5	2	18
	Class R6	—	42
	Class 1	35,747	—
	Total	$40,975	$1,701
Retirement Living through 2050 Portfolio	Class A	$55,574	$23,352
	Class I	—	104
	Class R1	4,209	104
	Class R2	1,742	66
	Class R3	2,360	72
	Class R4	1,191	64
	Class R5	2	22
	Class R6	—	432
	Class 1	138,869	—
	Total	$203,947	$24,216
Retirement Living through 2045 Portfolio	Class A	$182,972	$76,866
	Class I	—	103
	Class R1	14,654	326
	Class R2	3,188	109
	Class R3	10,442	271
	Class R4	1,825	90
	Class R5	849	294

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       70

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Class R6	—	$351
	Class 1	$347,219	—
	Total	$561,149	$78,410
Retirement Living through 2040 Portfolio	Class A	$194,742	$81,813
	Class I	—	103
	Class R1	17,556	398
	Class R2	3,762	127
	Class R3	15,242	398
	Class R4	3,295	160
	Class R5	849	286
	Class R6	—	363
	Class 1	365,618	—
	Total	$601,064	$83,648
Retirement Living through 2035 Portfolio	Class A	$227,104	$95,414
	Class I	—	103
	Class R1	31,956	727
	Class R2	2,886	98
	Class R3	12,483	333
	Class R4	2,373	119
	Class R5	564	192
	Class R6	—	276
	Class 1	468,792	—
	Total	$746,158	$97,262
Retirement Living through 2030 Portfolio	Class A	$293,562	$123,345
	Class I	—	149
	Class R1	24,524	572
	Class R2	6,771	232
	Class R3	12,564	328
	Class R4	3,276	160
	Class R5	930	322
	Class R6	—	491
	Class 1	565,252	—
	Total	$906,879	$125,599
Retirement Living through 2025 Portfolio	Class A	$292,146	$122,762
	Class I	—	104
	Class R1	35,908	813
	Class R2	4,751	170
	Class R3	26,773	705
	Class R4	1,337	66
	Class R5	923	314
	Class R6	—	436
	Class 1	634,077	—
	Total	$995,915	$125,370
Retirement Living through 2020 Portfolio	Class A	$288,366	$121,165
	Class I	—	105
	Class R1	21,952	497
	Class R2	5,785	201
	Class R3	22,487	587
	Class R4	3,082	150
	Class R5	1,960	660
	Class R6	—	386
	Class 1	488,811	—
	Total	$832,443	$123,751
Retirement Living through 2015 Portfolio	Class A	$196,770	$82,703
	Class I	—	104

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       71

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Class R1	$15,661	$355
	Class R2	929	32
	Class R3	37,986	992
	Class R4	360	18
	Class R5	824	280
	Class R6	—	58
	Class 1	220,609	—
	Total	$473,139	$84,542
Retirement Living through 2010 Portfolio	Class A	$125,894	$52,922
	Class I	—	105
	Class R1	3,472	85
	Class R2	1,234	39
	Class R3	4,504	118
	Class R4	3,060	149
	Class R5	86	29
	Class R6	—	47
	Class 1	121,646	—
	Total	$259,896	$53,494

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in portfolios' shares for the years ended August 31, 2016 and 2015 were as follows:

Retirement Living through 2060 Portfolio

		Period ended 8-31-16[1]
	Shares	Amount
Class A shares
Sold	11,875	$119,103
Repurchased	(746)	(7,687)
Net increase	11,129	$111,416
Class I shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class R1 shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class R2 shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class R3 shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class R4 shares
Sold	10,007	$100,075
Net increase	10,007	$100,075
Class R5 shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class R6 shares
Sold	10,000	$100,000
Net increase	10,000	$100,000

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       72

		Period ended 8-31-16[1]
	Shares	Amount
Class 1 shares
Sold	181,383	$1,892,651
Repurchased	(12,466)	(125,278)
Net increase	168,917	$1,767,373
Total net increase	250,053	$2,578,864

1 Period from 3-30-16 (commencement of operations) to 8-31-16.

Retirement Living through 2055 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	246,386	$2,459,330	60,944	$637,321
Distributions reinvested	2,269	22,716	170	1,767
Repurchased	(91,990)	(906,177)	(18,198)	(189,126)
Net increase	156,665	$1,575,869	42,916	$449,962
Class I shares[1]
Sold	—	—	9,515	$100,000
Net increase	—	—	9,515	$100,000
Class R2 shares
Sold	5,548	$56,425	862	$9,063
Distributions reinvested	133	1,328	—	—
Repurchased	(5,051)	(50,272)	(210)	(2,264)
Net increase	630	$7,481	652	$6,799
Class R3 shares
Sold	3,501	$35,516	2,366	$25,155
Distributions reinvested	8	84	—	—
Repurchased	(4,419)	(43,985)	—	—
Net increase (decrease)	(910)	($8,385)	2,366	$25,155
Class R5 shares
Sold	1,099	$10,965	100	$1,062
Distributions reinvested	10	103	—	—
Repurchased	(1)	(13)	—	—
Net increase	1,108	$11,055	100	$1,062
Class R6 shares
Sold	24,522	$243,617	8,721	$93,086
Distributions reinvested	330	3,303	—	—
Repurchased	(7,921)	(78,807)	(1,118)	(11,985)
Net increase	16,931	$168,113	7,603	$81,101
Class 1 shares
Sold	5,265,664	$52,003,575	3,891,267	$41,077,080
Distributions reinvested	176,937	1,771,140	32,320	336,455
Repurchased	(228,552)	(2,264,794)	(66,140)	(695,405)
Net increase	5,214,049	$51,509,921	3,857,447	$40,718,130
Total net increase	5,388,473	$53,264,054	3,920,599	$41,382,209

1 The inception date for Class I shares is 3-27-15.

There were no transactions in portfolio share for the years ended 8-31-16 and 8-31-15 for Class R1 and Class R4 shares.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       73

Retirement Living through 2050 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,442,083	$16,063,060	978,389	$11,810,471
Distributions reinvested	74,770	833,680	36,196	429,648
Repurchased	(690,969)	(7,691,050)	(425,801)	(5,134,510)
Net increase	825,884	$9,205,690	588,784	$7,105,609
Class I shares[1]
Sold	—	—	8,340	$100,000
Net increase	—	—	8,340	$100,000
Class R1 shares
Sold	28,930	$316,670	42,889	$512,906
Distributions reinvested	1,161	12,948	819	9,724
Repurchased	(26,235)	(299,598)	(20,622)	(245,368)
Net increase	3,856	$30,020	23,086	$277,262
Class R2 shares
Sold	25,077	$278,422	22,305	$268,561
Distributions reinvested	1,434	15,989	1,174	13,933
Repurchased	(6,989)	(77,974)	(37,065)	(449,594)
Net increase (decrease)	19,522	$216,437	(13,586)	($167,100)
Class R3 shares
Sold	51,561	$581,232	14,034	$169,225
Distributions reinvested	1,633	18,204	211	2,509
Repurchased	(17,834)	(203,429)	(15,171)	(182,089)
Net increase (decrease)	35,360	$396,007	(926)	($10,355)
Class R4 shares
Sold	8,189	$92,862	20,447	$246,745
Distributions reinvested	1,192	13,291	34	407
Repurchased	(916)	(9,556)	(3,122)	(37,713)
Net increase	8,465	$96,597	17,359	$209,439
Class R5 shares
Sold	3,622	$40,324	112	$1,348
Distributions reinvested	22	248	—	—
Repurchased	(72)	(826)	—	—
Net increase	3,572	$39,746	112	$1,348
Class R6 shares
Sold	183,402	$2,019,435	121,007	$1,462,442
Distributions reinvested	11,200	124,876	5,319	63,132
Repurchased	(104,067)	(1,132,917)	(42,271)	(506,137)
Net increase	90,535	$1,011,394	84,055	$1,019,437
Class 1 shares
Sold	4,408,422	$48,631,648	4,512,278	$54,609,772
Distributions reinvested	1,278,117	14,238,227	940,184	11,159,987
Repurchased	(2,074,844)	(23,427,326)	(1,476,159)	(17,834,976)
Net increase	3,611,695	$39,442,549	3,976,303	$47,934,783
Total net increase	4,598,889	$50,438,440	4,683,527	$56,470,423

1 The inception date for Class I shares is 3-27-15.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       74

Retirement Living through 2045 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,025,155	$32,514,057	2,008,605	$23,748,183
Distributions reinvested	317,466	3,412,759	211,879	2,453,562
Repurchased	(1,765,936)	(18,964,263)	(1,129,484)	(13,338,674)
Net increase	1,576,685	$16,962,553	1,091,000	$12,863,071
Class I shares[1]
Sold	—	—	8,518	$100,000
Net increase	—	—	8,518	$100,000
Class R1 shares
Sold	59,354	$635,770	107,453	$1,257,225
Distributions reinvested	10,384	111,526	6,107	70,597
Repurchased	(82,940)	(851,646)	(44,109)	(520,504)
Net increase (decrease)	(13,202)	($104,350)	69,451	$807,318
Class R2 shares
Sold	35,639	$383,408	23,080	$272,541
Distributions reinvested	3,215	34,663	1,685	19,560
Repurchased	(7,520)	(79,914)	(25,804)	(307,242)
Net increase (decrease)	31,334	$338,157	(1,039)	($15,141)
Class R3 shares
Sold	89,078	$968,218	74,600	$879,688
Distributions reinvested	12,644	135,796	8,961	103,594
Repurchased	(166,654)	(1,743,888)	(62,696)	(737,980)
Net increase (decrease)	(64,932)	($639,874)	20,865	$245,302
Class R4 shares
Sold	19,602	$211,764	35,499	$421,631
Distributions reinvested	3,575	38,472	5,519	63,969
Repurchased	(29,975)	(309,667)	(83,419)	(988,898)
Net decrease	(6,798)	($59,431)	(42,401)	($503,298)
Class R5 shares
Sold	39,020	$419,742	38,230	$454,277
Distributions reinvested	9,563	103,278	6,931	80,603
Repurchased	(25,284)	(282,411)	(12,358)	(148,529)
Net increase	23,299	$240,609	32,803	$386,351
Class R6 shares
Sold	206,872	$2,261,143	108,942	$1,296,212
Distributions reinvested	9,955	107,317	5,785	67,163
Repurchased	(82,760)	(925,539)	(76,868)	(907,197)
Net increase	134,067	$1,442,921	37,859	$456,178
Class 1 shares
Sold	3,366,667	$36,143,310	3,130,036	$37,089,576
Distributions reinvested	4,091,713	44,149,583	3,576,079	41,554,040
Repurchased	(7,429,165)	(81,274,954)	(5,913,542)	(70,163,915)
Net increase	29,215	($982,061)	792,573	$8,479,701
Total net increase	1,709,668	$17,198,524	2,009,629	$22,819,482

1 The inception date for Class I shares is 3-27-15.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       75

Retirement Living through 2040 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,210,975	$34,827,181	2,219,243	$26,445,899
Distributions reinvested	330,563	3,586,605	211,588	2,471,345
Repurchased	(1,627,935)	(17,642,869)	(1,168,069)	(13,883,089)
Net increase	1,913,603	$20,770,917	1,262,762	$15,034,155
Class I shares[1]
Sold	—	—	8,446	$100,000
Net increase	—	—	8,446	$100,000
Class R1 shares
Sold	72,427	$780,094	76,436	$906,013
Distributions reinvested	10,756	116,592	8,378	97,686
Repurchased	(70,158)	(745,514)	(61,843)	(737,237)
Net increase	13,025	$151,172	22,971	$266,462
Class R2 shares
Sold	44,052	$502,325	60,097	$722,178
Distributions reinvested	4,118	44,807	6,699	78,380
Repurchased	(17,831)	(199,860)	(142,518)	(1,698,087)
Net increase (decrease)	30,339	$347,272	(75,722)	($897,529)
Class R3 shares
Sold	94,244	$1,032,010	81,663	$976,759
Distributions reinvested	15,359	166,188	11,632	135,510
Repurchased	(166,970)	(1,771,659)	(107,209)	(1,277,450)
Net decrease	(57,367)	($573,461)	(13,914)	($165,181)
Class R4 shares
Sold	35,282	$379,923	46,924	$554,697
Distributions reinvested	4,962	53,843	6,650	77,674
Repurchased	(22,583)	(250,389)	(83,552)	(974,619)
Net increase (decrease)	17,661	$183,377	(29,978)	($342,248)
Class R5 shares
Sold	25,851	$283,184	41,457	$497,843
Distributions reinvested	13,017	141,880	10,971	128,578
Repurchased	(127,316)	(1,389,924)	(21,732)	(262,090)
Net increase (decrease)	(88,448)	($964,860)	30,696	$364,331
Class R6 shares
Sold	190,434	$2,123,819	116,391	$1,400,536
Distributions reinvested	12,569	136,752	4,874	57,025
Repurchased	(63,059)	(660,227)	(64,376)	(774,112)
Net increase	139,944	$1,600,344	56,889	$683,449
Class 1 shares
Sold	3,660,038	$39,618,923	3,417,424	$40,922,024
Distributions reinvested	4,224,392	45,961,380	3,634,887	42,564,526
Repurchased	(7,101,907)	(78,368,297)	(5,891,987)	(70,243,769)
Net increase	782,523	$7,212,006	1,160,324	$13,242,781
Total net increase	2,751,280	$28,726,767	2,422,474	$28,286,220

1 The inception date for Class I shares is 3-27-15.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       76

Retirement Living through 2035 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,524,264	$38,396,705	2,569,840	$30,841,961
Distributions reinvested	391,390	4,270,069	245,518	2,884,836
Repurchased	(1,939,706)	(21,088,282)	(1,399,434)	(16,756,179)
Net increase	1,975,948	$21,578,492	1,415,924	$16,970,618
Class I shares[1]
Sold	—	—	8,389	$100,000
Net increase	—	—	8,389	$100,000
Class R1 shares
Sold	66,330	$724,718	148,135	$1,763,531
Distributions reinvested	20,749	226,160	13,050	153,207
Repurchased	(109,438)	(1,134,867)	(68,592)	(816,962)
Net increase (decrease)	(22,359)	($183,989)	92,593	$1,099,776
Class R2 shares
Sold	22,239	$248,647	34,889	$417,752
Distributions reinvested	2,902	31,776	1,317	15,522
Repurchased	(12,114)	(132,709)	(41,978)	(507,324)
Net increase (decrease)	13,027	$147,714	(5,772)	($74,050)
Class R3 shares
Sold	96,640	$1,058,825	76,576	$916,510
Distributions reinvested	11,131	121,435	10,955	128,717
Repurchased	(97,423)	(1,051,364)	(137,712)	(1,651,654)
Net increase (decrease)	10,348	$128,896	(50,181)	($606,427)
Class R4 shares
Sold	8,497	$92,655	27,422	$331,181
Distributions reinvested	4,295	47,027	6,828	80,506
Repurchased	(15,253)	(159,668)	(90,622)	(1,093,507)
Net decrease	(2,461)	($19,986)	(56,372)	($681,820)
Class R5 shares
Sold	22,200	$244,803	21,015	$253,639
Distributions reinvested	5,961	65,270	6,004	70,790
Repurchased	(47,012)	(534,555)	(9,344)	(108,814)
Net increase (decrease)	(18,851)	($224,482)	17,675	$215,615
Class R6 shares
Sold	382,544	$4,169,899	67,118	$815,224
Distributions reinvested	6,832	74,737	4,510	53,167
Repurchased	(118,517)	(1,226,019)	(84,716)	(1,007,357)
Net increase (decrease)	270,859	$3,018,617	(13,088)	($138,966)
Class 1 shares
Sold	4,735,417	$51,375,008	4,036,351	$48,533,044
Distributions reinvested	5,472,786	59,927,012	4,619,578	54,464,828
Repurchased	(10,567,749)	(117,235,135)	(7,434,313)	(89,390,508)
Net increase (decrease)	(359,546)	($5,933,115)	1,221,616	$13,607,364
Total net increase	1,866,965	$18,512,147	2,630,784	$30,492,110

1 The inception date for Class I shares is 3-27-15.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       77

Retirement Living through 2030 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,335,208	$46,373,940	3,184,953	$37,487,060
Distributions reinvested	520,769	5,556,656	353,262	4,062,514
Repurchased	(2,136,487)	(22,740,802)	(1,877,405)	(22,010,989)
Net increase	2,719,490	$29,189,794	1,660,810	$19,538,585
Class I shares[1]
Sold	17,139	$183,732	8,636	$100,000
Net increase	17,139	$183,732	8,636	$100,000
Class R1 shares
Sold	155,468	$1,626,712	77,127	$899,374
Distributions reinvested	14,221	151,308	14,089	161,463
Repurchased	(63,041)	(669,253)	(130,801)	(1,521,986)
Net increase (decrease)	106,648	$1,108,767	(39,585)	($461,149)
Class R2 shares
Sold	118,302	$1,255,437	42,095	$490,969
Distributions reinvested	5,639	59,888	4,768	54,550
Repurchased	(21,563)	(235,802)	(65,497)	(761,841)
Net increase (decrease)	102,378	$1,079,523	(18,634)	($216,322)
Class R3 shares
Sold	68,254	$732,611	71,867	$841,644
Distributions reinvested	12,070	128,422	13,607	155,934
Repurchased	(116,472)	(1,230,086)	(182,224)	(2,130,449)
Net decrease	(36,148)	($369,053)	(96,750)	($1,132,871)
Class R4 shares
Sold	22,964	$245,480	33,578	$396,436
Distributions reinvested	5,702	60,612	6,646	76,096
Repurchased	(25,084)	(264,037)	(57,425)	(661,014)
Net increase (decrease)	3,582	$42,055	(17,201)	($188,482)
Class R5 shares
Sold	51,341	$516,816	34,350	$404,201
Distributions reinvested	14,565	154,821	12,858	147,356
Repurchased	(119,264)	(1,259,279)	(46,177)	(539,730)
Net increase (decrease)	(53,358)	($587,642)	1,031	$11,827
Class R6 shares
Sold	345,943	$3,709,277	67,136	$791,784
Distributions reinvested	15,610	165,933	10,910	124,918
Repurchased	(113,717)	(1,176,743)	(104,790)	(1,210,918)
Net increase (decrease)	247,836	$2,698,467	(26,744)	($294,216)
Class 1 shares
Sold	6,100,475	$65,073,168	5,047,790	$59,216,319
Distributions reinvested	6,862,169	73,013,491	6,024,774	69,043,915
Repurchased	(12,320,591)	(132,407,033)	(10,151,558)	(118,616,731)
Net increase	642,053	$5,679,626	921,006	$9,643,503
Total net increase	3,749,620	$39,025,269	2,392,569	$27,000,875

1 The inception date for Class I shares is 3-27-15.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       78

Retirement Living through 2025 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,437,246	$36,637,791	2,903,879	$33,749,721
Distributions reinvested	527,329	5,557,996	352,724	4,003,417
Repurchased	(1,964,629)	(20,794,527)	(1,462,006)	(16,915,544)
Net increase	1,999,946	$21,401,260	1,794,597	$20,837,594
Class I shares[1]
Sold	—	—	8,757	$100,000
Net increase	—	—	8,757	$100,000
Class R1 shares
Sold	77,840	$834,683	189,971	$2,181,842
Distributions reinvested	24,795	260,346	17,317	195,858
Repurchased	(227,835)	(2,321,786)	(78,625)	(909,333)
Net increase (decrease)	(125,200)	($1,226,757)	128,663	$1,468,367
Class R2 shares
Sold	60,761	$636,857	52,982	$609,301
Distributions reinvested	4,379	45,938	3,549	40,096
Repurchased	(15,230)	(164,789)	(62,247)	(715,522)
Net increase (decrease)	49,910	$518,006	(5,716)	($66,125)
Class R3 shares
Sold	203,013	$2,177,755	80,768	$935,480
Distributions reinvested	25,074	263,277	22,175	250,799
Repurchased	(158,465)	(1,642,402)	(166,121)	(1,898,832)
Net increase (decrease)	69,622	$798,630	(63,178)	($712,553)
Class R4 shares
Sold	5,636	$60,003	15,726	$181,850
Distributions reinvested	2,345	24,645	6,832	77,273
Repurchased	(6,319)	(65,183)	(101,813)	(1,174,179)
Net increase (decrease)	1,662	$19,465	(79,255)	($915,056)
Class R5 shares
Sold	39,163	$409,116	51,216	$594,622
Distributions reinvested	10,008	104,984	9,053	102,302
Repurchased	(67,262)	(739,849)	(11,909)	(137,171)
Net increase (decrease)	(18,091)	($225,749)	48,360	$559,753
Class R6 shares
Sold	423,921	$4,511,061	77,159	$888,632
Distributions reinvested	13,174	138,063	5,302	59,864
Repurchased	(181,962)	(1,952,162)	(79,520)	(911,008)
Net increase	255,133	$2,696,962	2,941	$37,488
Class 1 shares
Sold	4,789,165	$50,751,640	6,737,147	$78,060,018
Distributions reinvested	7,851,427	82,361,470	6,839,447	77,285,747
Repurchased	(16,035,494)	(170,285,639)	(10,311,042)	(118,821,586)
Net increase (decrease)	(3,394,902)	($37,172,529)	3,265,552	$36,524,179
Total net increase (decrease)	(1,161,920)	($13,190,712)	5,100,721	$57,833,647

1 The inception date for Class I shares is 3-27-15.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       79

Retirement Living through 2020 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,479,478	$46,109,581	2,949,605	$33,048,790
Distributions reinvested	620,323	6,259,063	400,426	4,388,673
Repurchased	(2,499,161)	(25,586,783)	(2,019,385)	(22,532,292)
Net increase	2,600,640	$26,781,861	1,330,646	$14,905,171
Class I shares[1]
Sold	241	$2,475	9,033	$100,000
Net increase	241	$2,475	9,033	$100,000
Class R1 shares
Sold	55,908	$566,489	57,278	$636,658
Distributions reinvested	16,166	162,796	13,794	150,904
Repurchased	(71,389)	(719,932)	(85,054)	(954,255)
Net increase (decrease)	685	$9,353	(13,982)	($166,693)
Class R2 shares
Sold	55,934	$565,387	37,086	$408,456
Distributions reinvested	6,487	65,262	5,524	60,377
Repurchased	(36,956)	(393,168)	(44,642)	(498,307)
Net increase (decrease)	25,465	$237,481	(2,032)	($29,474)
Class R3 shares
Sold	140,174	$1,458,218	114,244	$1,273,271
Distributions reinvested	24,122	242,904	19,478	213,094
Repurchased	(201,491)	(2,068,306)	(178,983)	(1,992,538)
Net decrease	(37,195)	($367,184)	(45,261)	($506,173)
Class R4 shares
Sold	27,759	$286,702	61,037	$691,577
Distributions reinvested	7,451	74,881	8,471	92,498
Repurchased	(53,056)	(524,587)	(68,334)	(744,786)
Net increase (decrease)	(17,846)	($163,004)	1,174	$39,289
Class R5 shares
Sold	80,004	$816,013	91,112	$1,033,154
Distributions reinvested	30,266	304,777	22,734	248,706
Repurchased	(142,429)	(1,448,953)	(26,610)	(294,140)
Net increase (decrease)	(32,159)	($328,163)	87,236	$987,720
Class R6 shares
Sold	275,067	$2,867,077	122,459	$1,376,977
Distributions reinvested	18,975	190,887	11,924	130,329
Repurchased	(158,685)	(1,550,360)	(69,778)	(771,453)
Net increase	135,357	$1,507,604	64,605	$735,853
Class 1 shares
Sold	3,698,509	$37,600,437	3,930,669	$44,311,840
Distributions reinvested	7,073,989	71,235,064	6,023,036	65,892,019
Repurchased	(17,546,720)	(181,041,006)	(12,396,691)	(138,213,818)
Net decrease	(6,774,222)	($72,205,505)	(2,442,986)	($28,009,959)
Total net decrease	(4,099,034)	($44,525,082)	(1,011,567)	($11,944,266)

1 The inception date for Class I shares is 3-27-15.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       80

Retirement Living through 2015 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,556,602	$24,750,328	2,076,542	$22,341,214
Distributions reinvested	549,974	5,208,253	401,721	4,206,014
Repurchased	(1,829,644)	(17,846,068)	(1,784,777)	(19,117,068)
Net increase	1,276,932	$12,112,513	693,486	$7,430,160
Class I shares[1]
Sold	—	—	9,452	$100,000
Net increase	—	—	9,452	$100,000
Class R1 shares
Sold	48,978	$472,975	129,171	$1,379,820
Distributions reinvested	17,191	162,455	7,225	75,499
Repurchased	(64,886)	(619,845)	(21,822)	(232,342)
Net increase	1,283	$15,585	114,574	$1,222,977
Class R2 shares
Sold	20,674	$197,154	5,277	$56,690
Distributions reinvested	1,609	15,186	1,545	16,134
Repurchased	(20,458)	(195,475)	(25,154)	(266,255)
Net increase (decrease)	1,825	$16,865	(18,332)	($193,431)
Class R3 shares
Sold	67,407	$655,249	82,038	$874,793
Distributions reinvested	54,983	519,591	40,020	418,208
Repurchased	(186,531)	(1,769,940)	(49,425)	(522,388)
Net increase (decrease)	(64,141)	($595,100)	72,633	$770,613
Class R4 shares
Sold	1,745	$16,934	5,636	$60,313
Distributions reinvested	876	8,266	1,745	18,216
Repurchased	(9,489)	(94,704)	(11,728)	(124,323)
Net decrease	(6,868)	($69,504)	(4,347)	($45,794)
Class R5 shares
Sold	22,738	$223,245	53,202	$574,215
Distributions reinvested	15,741	148,752	10,537	110,111
Repurchased	(66,857)	(649,383)	(11,156)	(119,418)
Net increase (decrease)	(28,378)	($277,386)	52,583	$564,908
Class R6 shares
Sold	85,709	$855,697	4,540	$49,603
Distributions reinvested	4,402	41,643	3,624	37,873
Repurchased	(45,778)	(423,908)	(27,487)	(290,240)
Net increase (decrease)	44,333	$473,432	(19,323)	($202,764)
Class 1 shares
Sold	1,219,158	$11,907,915	1,225,623	$13,332,800
Distributions reinvested	4,204,579	39,733,273	3,948,335	41,260,105
Repurchased	(11,925,813)	(116,785,384)	(10,733,677)	(114,989,163)
Net decrease	(6,502,076)	($65,144,196)	(5,559,719)	($60,396,258)
Total net decrease	(5,277,090)	($53,467,791)	(4,658,993)	($50,749,589)

1 The inception date for Class I shares is 3-27-15.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       81

Retirement Living through 2010 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	759,628	$7,057,233	1,278,716	$12,925,384
Distributions reinvested	339,318	3,036,899	273,463	2,671,732
Repurchased	(891,704)	(8,210,254)	(969,460)	(9,678,059)
Net increase	207,242	$1,883,878	582,719	$5,919,057
Class I shares[1]
Sold	—	—	10,121	$100,000
Net increase	—	—	10,121	$100,000
Class R1 shares
Sold	9,451	$84,793	11,822	$117,150
Distributions reinvested	3,739	33,356	3,349	32,650
Repurchased	(17,313)	(156,253)	(10,021)	(100,564)
Net increase (decrease)	(4,123)	($38,104)	5,150	$49,236
Class R2 shares
Sold	8,541	$78,532	2,394	$24,198
Distributions reinvested	4,717	42,216	3,852	37,633
Repurchased	(64,381)	(568,523)	(12,186)	(119,497)
Net decrease	(51,123)	($447,775)	(5,940)	($57,666)
Class R3 shares
Sold	44,412	$415,935	44,605	$445,034
Distributions reinvested	8,484	75,766	8,341	81,411
Repurchased	(113,267)	(1,019,469)	(43,060)	(429,439)
Net increase (decrease)	(60,371)	($527,768)	9,886	$97,006
Class R4 shares
Sold	21,609	$196,645	37,167	$381,740
Distributions reinvested	6,720	60,008	5,887	57,459
Repurchased	(16,607)	(157,074)	(8,828)	(87,840)
Net increase	11,722	$99,579	34,226	$351,359
Class R5 shares
Sold	13,737	$130,298	10,472	$109,093
Distributions reinvested	1,581	14,131	2,183	21,304
Repurchased	(11,555)	(106,082)	(8,519)	(81,535)
Net increase	3,763	$38,347	4,136	$48,862
Class R6 shares
Sold	54,737	$527,218	3,552	$35,361
Distributions reinvested	5,659	50,534	2,835	27,673
Repurchased	(71,102)	(627,748)	(36,300)	(358,453)
Net decrease	(10,706)	($49,996)	(29,913)	($295,419)
Class 1 shares
Sold	1,821,082	$16,708,487	1,449,923	$14,530,291
Distributions reinvested	2,117,882	18,933,863	2,318,366	22,627,253
Repurchased	(7,374,009)	(68,047,119)	(9,029,968)	(90,522,726)
Net decrease	(3,435,045)	($32,404,769)	(5,261,679)	($53,365,182)
Total net decrease	(3,338,641)	($31,446,608)	(4,651,294)	($47,152,747)

1 The inception date for Class I shares is 3-27-15.

Affiliates of the Trust owned of shares of beneficial interest of the following portfolios on August 31, 2016. Such concentration of shareholders' capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

Portfolio	Class	% by Class
Retirement Living Through 2060 Portfolio	A	90%
Retirement Living Through 2060 Portfolio	I	100%
Retirement Living Through 2060 Portfolio	R1	100%
Retirement Living Through 2060 Portfolio	R2	100%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       82

Portfolio	Class	% by Class
Retirement Living Through 2060 Portfolio	R3	100%
Retirement Living Through 2060 Portfolio	R4	100%
Retirement Living Through 2060 Portfolio	R5	100%
Retirement Living Through 2060 Portfolio	R6	100%
Retirement Living Through 2060 Portfolio	1	100%
Retirement Living Through 2055 Portfolio	I	100%
Retirement Living Through 2055 Portfolio	R1	100%
Retirement Living Through 2055 Portfolio	R2	89%
Retirement Living Through 2055 Portfolio	R3	87%
Retirement Living Through 2055 Portfolio	R4	100%
Retirement Living Through 2055 Portfolio	R5	89%
Retirement Living Through 2055 Portfolio	R6	29%
Retirement Living Through 2050 Portfolio	I	100%
Retirement Living Through 2050 Portfolio	R4	29%
Retirement Living Through 2050 Portfolio	R5	74%
Retirement Living Through 2045 Portfolio	I	100%
Retirement Living Through 2040 Portfolio	I	100%
Retirement Living Through 2035 Portfolio	I	100%
Retirement Living Through 2030 Portfolio	I	34%
Retirement Living Through 2025 Portfolio	I	100%
Retirement Living Through 2020 Portfolio	I	97%
Retirement Living Through 2015 Portfolio	I	100%
Retirement Living Through 2010 Portfolio	I	100%

Note 6 — Purchase and sale of securities

The following summarizes the purchases and sales of the affiliated underlying funds for the year ended August 31, 2016:

Portfolio	Purchase	Sale
Retirement Living through 2060 Portfolio	$2,692,302	$135,897
Retirement Living through 2055 Portfolio	61,380,957	5,224,183
Retirement Living through 2050 Portfolio	90,824,610	33,689,127
Retirement Living through 2045 Portfolio	141,139,430	114,553,875
Retirement Living through 2040 Portfolio	152,837,625	113,793,033
Retirement Living through 2035 Portfolio	211,329,647	181,317,806
Retirement Living through 2030 Portfolio	278,667,683	227,688,895
Retirement Living through 2025 Portfolio	291,583,628	296,325,490
Retirement Living through 2020 Portfolio	216,025,889	265,688,245
Retirement Living through 2015 Portfolio	98,898,190	166,561,778
Retirement Living through 2010 Portfolio	59,000,627	97,125,349

Note 7 — Investment in affiliated underlying funds

The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios' investments may represent a significant portion of each underlying fund's net assets. At August 31, 2016, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio	Affiliated series NAV	Underlying fund net assets
Retirement Living through 2045 Portfolio	John Hancock Fund Global Real Estate Fund	7.2%
Retirement Living through 2040 Portfolio	John Hancock Fund Global Real Estate Fund	7.7%
Retirement Living through 2035 Portfolio	John Hancock Fund Global Real Estate Fund	9.4%
Retirement Living through 2035 Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	5.4%
Retirement Living through 2030 Portfolio	John Hancock Fund Global Real Estate Fund	11.0%
Retirement Living through 2030 Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	5.8%
Retirement Living through 2025 Portfolio	John Hancock Fund Global Real Estate Fund	14.1%
Retirement Living through 2025 Portfolio	John Hancock Funds II Strategic Equity Allocation Fund	5.5%
Retirement Living through 2020 Portfolio	John Hancock Fund Global Real Estate Fund	13.3%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       83

Information regarding each portfolio's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Retirement Living through 2060
Absolute Return Currency	—	3,060	(207)	2,853	—	—	$6	$27,106
Active Bond	—	1,530	(82)	1,448	$41	—	—	14,969
Alpha Opportunities	—	10,377	(508)	9,869	—	—	(53)	109,052
Asia Pacific Total Return Bond	—	588	(33)	555	—	—	—	5,346
Blue Chip Growth	—	1,863	(88)	1,775	—	—	(54)	57,668
Capital Appreciation	—	3,339	(156)	3,183	—	—	(64)	52,930
Capital Appreciation Value	—	8,507	(461)	8,046	—	—	(31)	93,499
Core Bond	—	506	(26)	480	10	—	—	6,463
Core High Yield	—	225	(15)	210	26	—	1	2,009
Disciplined Value	—	1,575	(79)	1,496	—	—	(14)	27,204
Emerging Markets	—	7,245	(884)	6,361	—	—	(105)	61,004
Emerging Markets Debt	—	962	(63)	899	96	—	4	8,712
Emerging Markets Equity	—	6,909	(363)	6,546	—	—	(34)	61,004
Equity Income	—	3,455	(168)	3,287	122	—	(32)	60,770
Financial Industries	—	2,985	(242)	2,743	—	—	(27)	46,499
Floating Rate Income	—	2,594	(208)	2,386	214	—	13	20,230
Focused High Yield	—	229	(14)	215	10	—	—	740
Fundamental Global Franchise	—	2,124	(82)	2,042	—	—	(16)	28,278
Fundamental Large Cap Value	—	3,724	(187)	3,537	—	—	(27)	46,547
Global Absolute Return Strategies	—	4,287	(229)	4,058	—	—	(26)	40,661
Global Bond	—	189	(11)	178	—	—	—	2,328
Global Equity	—	4,162	(126)	4,036	—	—	(36)	44,192
Global Income	—	654	(40)	614	65	—	1	5,823
Global Real Estate	—	1,272	(56)	1,216	—	—	(15)	13,120
Global Shareholder Yield	—	3,500	(135)	3,365	147	—	(17)	35,739
Global Short Duration Credit	—	552	(34)	518	52	—	1	4,685
Health Sciences	—	3,403	(190)	3,213	—	—	(10)	17,963
High Yield	—	316	(22)	294	12	—	2	2,381
International Core	—	936	(39)	897	—	—	(32)	25,974
International Growth Opportunities	—	1,558	(74)	1,484	—	—	(19)	18,940
International Growth Stock	—	1,967	(81)	1,886	—	—	(40)	23,636
International Small Cap	—	2,800	(135)	2,665	—	—	(83)	47,268
International Small Company	—	4,815	(248)	4,567	—	—	(45)	47,268
International Value	—	2,987	(154)	2,833	—	—	(9)	41,817
International Value Equity	—	2,362	(97)	2,265	—	—	(16)	17,007
Mid Cap Stock	—	3,984	(212)	3,772	—	—	(8)	71,699
Mid Value	—	3,315	(180)	3,135	—	—	(12)	49,781
Natural Resources	—	4,175	(370)	3,805	—	—	188	42,997
Real Estate Equity	—	1,124	(57)	1,067	—	—	(2)	13,094
Real Return Bond	—	791	(42)	749	6	—	—	8,506
Redwood	—	2,485	(123)	2,362	—	—	(10)	24,117
Science & Technology	—	5,596	(305)	5,291	—	—	(25)	62,174
Short Duration Credit Opportunities	—	1,468	(85)	1,383	89	—	1	13,328
Small Cap Growth	—	2,214	(128)	2,086	—	—	(4)	16,520
Small Cap Value	—	818	(40)	778	—	—	(8)	15,735
Small Company Growth	—	862	(51)	811	—	—	(2)	14,948
Small Company Value	—	585	(32)	553	—	—	(3)	15,735
Spectrum Income	—	1,040	(53)	987	67	—	(1)	10,573
Strategic Equity Allocation	—	78,788	(3,579)	75,209	—	—	(520)	988,246
Strategic Growth	—	3,457	(169)	3,288	—	—	(46)	52,930

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       84

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Strategic Income Opportunities	—	1,565	(83)	1,482	$78	—	($1)	$15,890
Total Return	—	917	(47)	870	18	—	—	11,993
U.S. Equity	—	4,069	(197)	3,872	—	—	(25)	41,040
U.S. High Yield Bond	—	326	(21)	305	20	—	1	3,402
Value	—	2,145	(126)	2,019	—	—	(3)	21,903
Value Equity	—	1,919	(92)	1,827	—	—	(12)	19,032
					$1,073	—	($1,269)	$2,632,475
Retirement Living through 2055
Absolute Return Currency	65,365	78,166	(28,707)	114,824	—	—	($6,318)	$1,090,824
Active Bond	10,264	53,017	(5,024)	58,257	$9,539	$277	(1,171)	602,375
Alpha Opportunities	165,371	240,589	(8,809)	397,151	17,415	315,684	(21,822)	4,388,521
Asia Pacific Total Return Bond	3,124	20,485	(1,292)	22,317	2,221	—	(13)	215,134
Blue Chip Growth	29,121	43,791	(1,462)	71,450	731	160,503	(6,989)	2,320,691
Capital Appreciation	51,190	78,608	(1,985)	127,813	800	155,655	(5,694)	2,125,536
Capital Appreciation Value	140,989	184,292	—	325,281	34,312	232,628	—	3,779,769
Core Bond	1,237	19,112	(1,042)	19,307	1,888	—	13	260,072
Core High Yield	7,600	6,525	(5,684)	8,441	5,189	—	(5,978)	80,861
Disciplined Value	25,944	35,436	(1,196)	60,184	9,082	20,302	(3,584)	1,094,746
Emerging Markets	176,211	101,212	(32,843)	244,580	34,726	—	(75,419)	2,345,518
Emerging Markets Debt	13,021	27,536	(4,378)	36,179	13,829	—	(4,555)	350,573
Emerging Markets Equity	6,257	236,268	—	242,525	557	—	—	2,260,337
Equity Income	59,497	76,500	(3,735)	132,262	35,963	122,512	(17,232)	2,445,532
Financial Industries	60,737	60,009	(16,624)	104,122	19,455	—	(25,850)	1,764,872
Floating Rate Income	42,295	61,838	(16,942)	87,191	30,848	—	(18,524)	739,379
Focused High Yield	—	8,767	(110)	8,657	783	—	(1)	29,780
Fundamental Global Franchise	34,566	49,366	(1,767)	82,165	5,286	54,013	(1,475)	1,137,984
Fundamental Large Cap Value	61,246	83,883	(2,792)	142,337	12,299	45,006	(5,366)	1,873,149
Global Absolute Return Strategies	67,492	120,138	(24,328)	163,302	64,822	—	(13,257)	1,636,290
Global Bond	3,906	4,785	(1,529)	7,162	36	—	292	93,684
Global Equity	49,449	116,516	(3,554)	162,411	15,296	—	(5,322)	1,778,405
Global Income	16,468	16,146	(7,923)	24,691	10,332	—	(4,976)	234,316
Global Real Estate (Deutsche)	26,816	2,064	(28,880)	—	—	—	(9,935)	—
Global Real Estate (Standard Life)	—	51,390	(2,458)	48,932	4,774	1,315	(922)	527,979
Global Shareholder Yield	58,077	85,913	(8,565)	135,425	33,456	34,878	(15,974)	1,438,218
Global Short Duration Credit	12,402	13,498	(5,068)	20,832	8,477	—	(3,106)	188,534
Health Sciences	24,096	136,316	(31,097)	129,315	481	377,791	(322,680)	722,871
High Yield	8,698	9,137	(5,993)	11,842	5,135	—	(5,302)	95,803
International Core	15,113	21,985	(1,005)	36,093	13,245	—	(8,036)	1,045,254
International Growth Opportunities	28,723	34,076	(3,066)	59,733	2,039	—	(6,553)	762,189
International Growth Stock	30,299	46,737	(1,134)	75,902	6,267	8,365	(2,905)	951,054
International Small Cap	59,319	70,507	(22,600)	107,226	13,931	—	(41,993)	1,902,187
International Small Company	108,569	119,937	(45,159)	183,347	21,449	—	(12,678)	1,897,645
International Value	51,098	68,593	(5,811)	113,880	20,474	—	(24,299)	1,680,867
International Value Equity	31,642	62,100	(2,610)	91,132	6,053	9,157	(6,564)	684,401
Mid Cap Stock	58,719	96,597	(3,536)	151,780	—	193,212	(16,725)	2,885,338
Mid Value	58,956	72,607	(5,528)	126,035	15,779	116,142	(21,761)	2,001,440
Natural Resources	54,775	44,490	—	99,265	6,141	—	—	1,121,699
Real Estate Equity	20,713	27,111	(4,880)	42,944	4,512	32,381	(3,328)	526,919
Real Return Bond	9,333	24,309	(3,483)	30,159	1,885	—	(1,205)	342,307
Redwood	40,599	59,131	(4,672)	95,058	—	43,929	(7,267)	970,540
Science & Technology	84,442	156,423	(27,927)	212,938	—	315,240	(53,765)	2,502,018
Short Duration Credit Opportunities	26,140	39,812	(10,314)	55,638	15,140	—	(4,547)	536,351
Small Cap Growth	29,979	57,525	(3,567)	83,937	—	55,520	(13,455)	664,779

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       85

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Small Cap Value	14,941	17,352	(1,073)	31,220	$1,899	$16,250	($2,261)	$631,264
Small Company Growth	13,482	19,829	(690)	32,621	—	38,739	(3,120)	601,527
Small Company Value	8,622	14,284	(657)	22,249	3,696	93,133	(7,486)	633,214
Spectrum Income	16,943	29,438	(6,652)	39,729	9,607	1,005	(2,652)	425,499
Strategic Equity Allocation	1,385,686	1,685,262	(41,376)	3,029,572	387,008	1,012,333	(75,619)	39,808,575
Strategic Growth	59,178	75,610	(2,488)	132,300	9,660	62,853	(4,011)	2,130,038
Strategic Income Opportunities	25,110	45,071	(10,529)	59,652	13,336	9,632	(3,492)	639,467
Total Return	6,004	33,224	(4,205)	35,023	5,099	1,139	(1,149)	482,621
U.S. Equity	65,422	93,304	(2,919)	155,807	20,968	144,938	(11,615)	1,651,550
U.S. High Yield Bond	6,759	8,678	(3,146)	12,291	6,088	—	(2,703)	136,923
Value	32,639	50,818	(2,221)	81,236	3,005	43,889	(6,595)	881,413
Value Equity	32,684	42,287	(1,468)	73,503	6,866	3,190	(1,290)	765,898
					$971,879	$3,721,611	($928,234)	$104,884,730
Retirement Living through 2050
Absolute Return Currency	411,560	158,404	(205,331)	364,633	—	—	($156,823)	$3,464,014
Active Bond	66,365	159,465	(36,794)	189,036	$40,143	$1,342	(8,013)	1,954,629
Alpha Opportunities	955,163	334,318	(28,108)	1,261,373	80,310	1,455,804	(79,875)	13,938,172
Asia Pacific Total Return Bond	32,475	43,817	(5,423)	70,869	11,179	—	(166)	683,178
Blue Chip Growth	169,941	69,359	(12,404)	226,896	3,375	741,134	(24,675)	7,369,570
Capital Appreciation	302,247	127,871	(23,399)	406,719	3,687	717,714	(25,339)	6,763,742
Capital Appreciation Value	826,821	212,018	(5,417)	1,033,422	158,216	1,072,663	(4,151)	12,008,363
Core Bond	8,487	60,391	(7,766)	61,112	7,387	—	1,106	823,179
Core High Yield	46,608	9,168	(28,972)	26,804	22,372	—	(45,602)	256,781
Disciplined Value	150,956	43,844	(3,662)	191,138	42,508	95,025	(4,351)	3,476,803
Emerging Markets	1,297,965	20,708	(467,460)	851,213	173,944	—	(815,484)	8,163,132
Emerging Markets Debt	76,487	66,168	(27,766)	114,889	56,736	—	(38,873)	1,113,277
Emerging Markets Equity	43,396	752,141	—	795,537	3,295	—	—	7,414,401
Equity Income	344,702	99,793	(24,483)	420,012	151,680	565,593	(84,879)	7,766,015
Financial Industries	357,317	76,319	(91,806)	341,830	90,145	—	(83,175)	5,794,024
Floating Rate Income	266,788	92,878	(73,950)	285,716	135,772	—	(94,194)	2,422,870
Focused High Yield	—	29,250	(1,759)	27,491	2,770	—	82	94,568
Fundamental Global Franchise	204,957	83,340	(25,042)	263,255	24,627	251,635	2,483	3,646,083
Fundamental Large Cap Value	355,567	125,956	(29,520)	452,003	56,710	207,519	(30,767)	5,948,358
Global Absolute Return Strategies	414,409	237,596	(133,423)	518,582	298,890	—	(32,845)	5,196,189
Global Bond	21,790	8,170	(9,505)	20,455	153	—	761	267,550
Global Equity	286,344	246,270	(16,861)	515,753	70,528	—	(21,015)	5,647,491
Global Income	101,567	21,519	(44,678)	78,408	41,727	—	(50,313)	744,092
Global Real Estate (Deutsche)	153,593	7,057	(160,650)	—	—	—	48,297	—
Global Real Estate (Standard Life)	—	174,764	(19,375)	155,389	22,364	6,161	790	1,676,646
Global Shareholder Yield	335,447	157,550	(40,854)	452,143	143,881	172,612	(76,516)	4,801,760
Global Short Duration Credit	76,174	19,331	(29,387)	66,118	35,194	—	(40,132)	598,369
Health Sciences	157,736	429,925	(177,009)	410,652	2,277	1,786,970	(1,237,182)	2,295,545
High Yield	52,600	16,101	(31,095)	37,606	22,966	—	(44,038)	304,233
International Core	87,207	36,474	(9,064)	114,617	61,989	—	(64,005)	3,319,302
International Growth Opportunities	165,049	55,700	(31,062)	189,687	9,400	—	(51,335)	2,420,401
International Growth Stock	175,029	81,267	(15,238)	241,058	29,038	38,761	(24,902)	3,020,453
International Small Cap	358,748	90,834	(109,095)	340,487	64,623	—	(180,110)	6,040,234
International Small Company	655,857	144,055	(216,315)	583,597	99,401	—	(67,477)	6,040,234
International Value	310,458	108,837	(57,263)	362,032	94,952	—	(198,356)	5,343,594
International Value Equity	182,981	132,276	(25,859)	289,398	28,330	42,854	(55,980)	2,173,380
Mid Cap Stock	337,423	184,104	(39,766)	481,761	—	890,463	(147,323)	9,158,284
Mid Value	347,965	81,388	(28,747)	400,606	72,907	536,631	(87,242)	6,361,630
Natural Resources	336,216	3,339	—	339,555	31,688	—	—	3,836,968

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       86

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Real Estate Equity	117,831	56,121	(37,580)	136,372	$21,012	$150,816	($3,911)	$1,673,281
Real Return Bond	53,185	65,390	(22,683)	95,892	9,082	—	(14,380)	1,088,373
Redwood	244,676	81,758	(24,569)	301,865	—	203,222	(33,440)	3,082,040
Science & Technology	580,500	272,746	(97,161)	756,085	—	1,627,444	(134,476)	8,884,003
Short Duration Credit Opportunities	150,598	91,027	(64,941)	176,684	62,148	—	(49,167)	1,703,233
Small Cap Growth	176,436	125,022	(34,902)	266,556	—	256,344	(107,014)	2,111,120
Small Cap Value	89,014	19,486	(9,069)	99,431	8,766	74,991	(2,933)	2,010,495
Small Company Growth	78,897	33,256	(8,563)	103,590	—	178,623	(25,437)	1,910,205
Small Company Value	51,041	27,127	(7,525)	70,643	17,049	429,563	(72,812)	2,010,495
Spectrum Income	104,298	68,629	(46,701)	126,226	38,541	4,708	(36,922)	1,351,884
Strategic Equity Allocation	8,131,749	1,716,769	(227,832)	9,620,686	1,784,466	4,667,787	(315,935)	126,415,816
Strategic Growth	346,089	95,302	(21,259)	420,132	45,206	294,145	(13,764)	6,764,133
Strategic Income Opportunities	153,197	104,853	(68,652)	189,398	55,024	44,999	(29,485)	2,030,350
Total Return	35,002	98,708	(22,490)	111,220	22,090	5,310	(8,451)	1,532,607
U.S. Equity	375,771	133,348	(24,850)	484,269	94,628	654,112	(68,778)	5,133,256
U.S. High Yield Bond	41,121	15,831	(17,921)	39,031	26,056	—	(28,936)	434,811
Value	190,754	90,767	(23,548)	257,973	13,881	202,747	(50,630)	2,799,010
Value Equity	189,428	50,404	(6,417)	233,415	32,134	14,931	(1,734)	2,432,180
					$4,425,247	$17,392,623	($4,819,824)	$335,714,806
Retirement Living through 2045
Absolute Return Currency	1,060,865	352,711	(555,676)	857,900	—	—	($192,319)	$8,150,053
Active Bond	158,706	374,411	(90,656)	442,461	$98,028	$3,456	(10,553)	4,575,052
Alpha Opportunities	2,642,677	479,560	(154,507)	2,967,730	211,317	3,830,601	(422,744)	32,793,414
Asia Pacific Total Return Bond	160,827	18,890	(12,978)	166,739	41,318	—	(2,108)	1,607,365
Blue Chip Growth	472,759	102,929	(41,853)	533,835	8,900	1,954,471	352,420	17,338,956
Capital Appreciation	838,955	208,043	(96,471)	950,527	9,690	1,886,105	402,636	15,807,264
Capital Appreciation Value	2,291,819	310,158	(39,284)	2,562,693	420,481	2,850,762	(26,281)	29,778,497
Core Bond	21,484	142,909	(20,610)	143,783	18,003	—	(311)	1,936,756
Core High Yield	112,872	21,223	(71,032)	63,063	55,288	—	(124,944)	604,148
Disciplined Value	420,843	52,755	(23,893)	449,705	112,085	250,563	(19,168)	8,180,142
Emerging Markets	3,713,536	55,578	(1,767,230)	2,001,884	466,858	—	(2,024,571)	19,198,066
Emerging Markets Debt	193,376	158,235	(81,302)	270,309	140,733	—	(111,300)	2,619,292
Emerging Markets Equity	187,497	1,758,225	—	1,945,722	9,600	—	—	18,134,131
Equity Income	954,668	152,098	(118,572)	988,194	388,596	1,484,191	(374,863)	18,271,702
Financial Industries	998,321	102,281	(275,816)	824,786	234,780	—	(153,718)	13,980,117
Floating Rate Income	773,917	162,570	(229,670)	706,817	345,891	—	(279,769)	5,993,805
Focused High Yield	—	68,878	(4,199)	64,679	6,667	—	259	222,497
Fundamental Global Franchise	555,834	145,882	(93,459)	608,257	64,164	655,603	50,192	8,424,362
Fundamental Large Cap Value	983,757	202,884	(123,179)	1,063,462	148,796	544,491	(25,801)	13,995,161
Global Absolute Return Strategies	1,246,401	382,223	(408,517)	1,220,107	790,382	—	(199,441)	12,225,476
Global Bond	52,044	16,708	(20,855)	47,897	396	—	1,683	626,490
Global Equity	792,237	479,491	(58,277)	1,213,451	185,611	—	(63,256)	13,287,287
Global Income	244,564	44,688	(104,859)	184,393	102,825	—	(112,761)	1,749,890
Global Real Estate (Deutsche)	424,950	11,948	(436,898)	—	—	—	965,859	—
Global Real Estate (Standard Life)	—	436,366	(70,771)	365,595	59,486	16,389	8,007	3,944,775
Global Shareholder Yield	936,343	286,186	(161,212)	1,061,317	366,720	462,574	(191,787)	11,271,188
Global Short Duration Credit	184,094	38,342	(66,875)	155,561	87,104	—	(91,789)	1,407,830
Health Sciences	423,424	973,836	(435,221)	962,039	5,963	4,680,219	(1,242,534)	5,377,799
High Yield	129,470	37,804	(78,795)	88,479	57,653	—	16,750	715,792
International Core	241,277	50,247	(22,313)	269,211	163,039	—	(59,194)	7,796,362
International Growth Opportunities	456,645	68,547	(78,902)	446,290	24,664	—	(128,767)	5,694,665
International Growth Stock	484,256	119,439	(39,328)	564,367	76,240	101,767	(14,781)	7,071,519
International Small Cap	976,906	81,998	(258,078)	800,826	169,587	—	(403,723)	14,206,646

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       87

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
International Small Company	1,785,371	89,646	(512,329)	1,362,688	$261,012	—	($83,356)	$14,103,821
International Value	860,248	155,713	(168,600)	847,361	247,475	—	(166,314)	12,507,050
International Value Equity	506,258	227,235	(52,604)	680,889	74,073	$112,047	(69,603)	5,113,480
Mid Cap Stock	917,790	329,509	(113,114)	1,134,185	—	2,342,251	(369,320)	21,560,862
Mid Value	963,862	125,912	(147,236)	942,538	191,238	1,407,599	(232,028)	14,967,498
Natural Resources	991,923	9,852	(44,248)	957,527	93,489	—	(284,646)	10,820,050
Real Estate Equity	326,006	104,726	(109,880)	320,852	55,237	396,463	46,872	3,936,857
Real Return Bond	136,037	142,445	(52,870)	225,612	21,958	—	(28,146)	2,560,699
Redwood	658,375	118,620	(73,366)	703,629	—	538,599	(89,726)	7,184,051
Science & Technology	1,564,122	498,067	(347,779)	1,714,410	—	4,144,191	254,962	20,144,322
Short Duration Credit Opportunities	382,989	185,205	(152,496)	415,698	154,325	—	(109,412)	4,007,327
Small Cap Growth	485,688	235,716	(94,970)	626,434	—	672,218	(276,116)	4,961,361
Small Cap Value	245,555	27,142	(38,758)	233,939	22,976	196,558	833	4,730,246
Small Company Growth	218,847	50,248	(25,370)	243,725	—	468,673	(62,499)	4,494,288
Small Company Value	141,706	55,889	(31,388)	166,207	44,712	1,126,559	(221,772)	4,730,246
Spectrum Income	251,547	155,786	(110,498)	296,835	94,723	12,250	(43,088)	3,179,099
Strategic Equity Allocation	22,696,637	1,418,942	(1,480,308)	22,635,271	4,695,206	12,281,667	(525,139)	297,427,461
Strategic Growth	965,263	110,864	(90,547)	985,580	119,661	778,613	68,972	15,867,841
Strategic Income Opportunities	372,842	233,255	(160,411)	445,686	136,354	116,990	(51,248)	4,777,754
Total Return	83,705	229,229	(51,259)	261,675	53,471	13,784	(13,865)	3,605,882
U.S. Equity	1,047,382	239,094	(136,192)	1,150,284	255,139	1,763,641	(230,760)	12,193,012
U.S. High Yield Bond	100,872	34,132	(43,172)	91,832	65,208	—	(62,185)	1,023,013
Value	527,198	159,802	(80,119)	606,881	36,316	530,427	(116,720)	6,584,654
Value Equity	524,096	57,808	(32,731)	549,173	84,785	39,396	6,294	5,722,378
					$11,578,223	$45,663,118	($7,136,687)	$793,189,751
Retirement Living through 2040
Absolute Return Currency	1,112,934	343,687	(544,719)	911,902	—	—	($198,212)	$8,663,067
Active Bond	164,436	393,821	(88,387)	469,870	$102,977	$3,610	(10,729)	4,858,457
Alpha Opportunities	2,771,062	529,737	(145,880)	3,154,919	222,175	4,027,423	(406,537)	34,861,858
Asia Pacific Total Return Bond	165,574	24,245	(12,567)	177,252	42,538	—	(2,644)	1,708,708
Blue Chip Growth	496,713	118,159	(47,405)	567,467	9,371	2,057,809	365,297	18,431,323
Capital Appreciation	882,509	245,802	(112,928)	1,015,383	10,200	1,985,380	428,359	16,885,824
Capital Appreciation Value	2,397,180	319,886	(2,288)	2,714,778	440,340	2,985,395	526	31,545,720
Core Bond	22,368	151,529	(20,986)	152,911	18,939	—	(116)	2,059,709
Core High Yield	117,516	16,859	(67,248)	67,127	58,374	—	(121,746)	643,080
Disciplined Value	441,970	51,773	(15,684)	478,059	117,857	263,466	(14,328)	8,695,894
Emerging Markets	3,850,988	58,342	(1,772,082)	2,137,248	490,072	—	(2,153,989)	20,496,211
Emerging Markets Debt	201,241	164,491	(78,380)	287,352	148,440	—	(112,246)	2,784,437
Emerging Markets Equity	229,221	1,840,914	—	2,070,135	10,208	—	—	19,293,663
Equity Income	1,001,865	152,113	(103,479)	1,050,499	408,522	1,563,818	(340,257)	19,423,721
Financial Industries	1,047,103	97,399	(267,714)	876,788	250,851	—	(172,206)	14,861,554
Floating Rate Income	813,911	173,372	(236,456)	750,827	367,559	—	(286,560)	6,367,013
Focused High Yield	—	73,298	(4,541)	68,757	7,062	—	246	236,526
Fundamental Global Franchise	584,719	157,665	(95,317)	647,067	67,429	688,964	45,785	8,961,880
Fundamental Large Cap Value	1,030,887	206,448	(106,886)	1,130,449	156,872	574,045	(21,813)	14,876,705
Global Absolute Return Strategies	1,321,685	425,670	(450,405)	1,296,950	826,794	—	(223,381)	12,995,442
Global Bond	54,185	15,661	(18,750)	51,096	415	—	1,440	668,332
Global Equity	832,735	520,901	(63,678)	1,289,958	195,109	—	(69,026)	14,125,041
Global Income	254,627	35,339	(93,858)	196,108	108,596	—	(105,680)	1,861,061
Global Real Estate (Deutsche)	442,309	14,515	(456,824)	—	—	—	1,018,500	—
Global Real Estate (Standard Life)	—	462,966	(74,320)	388,646	62,398	17,191	4,272	4,193,490
Global Shareholder Yield	992,960	287,085	(144,504)	1,135,541	388,788	487,420	(189,189)	12,059,440
Global Short Duration Credit	188,399	33,355	(56,292)	165,462	91,717	—	(79,689)	1,497,435

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       88

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Health Sciences	437,659	1,082,487	(493,694)	1,026,452	$6,377	$5,005,368	($1,476,939)	$5,737,869
High Yield	136,563	31,152	(73,658)	94,057	60,938	—	8,939	760,922
International Core	249,618	54,935	(17,854)	286,699	171,039	—	(51,606)	8,302,807
International Growth Opportunities	468,941	86,555	(81,067)	474,429	26,004	—	(156,409)	6,053,709
International Growth Stock	504,059	131,012	(32,299)	602,772	80,076	106,887	(19,930)	7,552,729
International Small Cap	1,029,272	99,992	(277,619)	851,645	178,660	—	(422,984)	15,108,180
International Small Company	1,889,286	121,626	(551,184)	1,459,728	274,831	—	(83,296)	15,108,180
International Value	904,182	165,596	(165,236)	904,542	263,389	—	(183,831)	13,351,035
International Value Equity	530,550	241,037	(47,768)	723,819	78,022	118,020	(66,629)	5,435,881
Mid Cap Stock	955,086	386,828	(132,943)	1,208,971	—	2,471,578	(468,154)	22,982,548
Mid Value	1,012,223	134,879	(145,138)	1,001,964	202,184	1,488,165	(250,327)	15,911,189
Natural Resources	1,039,638	10,325	(88,496)	961,467	97,986	—	(560,766)	10,864,581
Real Estate Equity	340,778	108,041	(107,669)	341,150	57,898	415,563	48,410	4,185,914
Real Return Bond	138,657	178,835	(77,581)	239,911	23,190	—	(26,860)	2,722,991
Redwood	690,514	127,754	(70,276)	747,992	—	565,228	(94,558)	7,637,000
Science & Technology	1,619,665	533,886	(330,189)	1,823,362	—	4,349,138	250,936	21,424,509
Short Duration Credit Opportunities	395,639	187,536	(141,268)	441,907	162,946	—	(103,876)	4,259,987
Small Cap Growth	509,684	254,476	(98,757)	665,403	—	708,302	(289,071)	5,269,996
Small Cap Value	257,585	26,958	(36,436)	248,107	24,229	207,273	(2,546)	5,016,731
Small Company Growth	229,257	56,807	(26,972)	259,092	—	494,141	(69,838)	4,777,649
Small Company Value	148,649	59,661	(31,594)	176,716	47,202	1,189,309	(238,998)	5,029,326
Spectrum Income	261,897	149,809	(96,078)	315,628	100,225	12,812	(39,209)	3,380,381
Strategic Equity Allocation	23,814,214	1,631,604	(1,383,985)	24,061,833	4,936,403	12,912,605	(467,486)	316,172,483
Strategic Growth	1,015,151	135,123	(99,682)	1,050,592	125,520	816,734	68,982	16,914,525
Strategic Income Opportunities	390,583	233,882	(150,600)	473,865	144,138	122,256	(52,762)	5,079,830
Total Return	87,149	241,259	(50,235)	278,173	56,474	14,439	(14,919)	3,833,230
U.S. Equity	1,104,124	247,051	(129,001)	1,222,174	267,511	1,849,163	(249,611)	12,955,039
U.S. High Yield Bond	106,108	31,436	(39,922)	97,622	68,705	—	(59,313)	1,087,513
Value	552,205	170,005	(76,988)	645,222	38,405	560,933	(122,680)	7,000,654
Value Equity	547,761	58,074	(22,038)	583,797	89,439	41,558	4,487	6,083,170
					$12,185,394	$48,103,993	($7,834,767)	$843,056,149
Retirement Living through 2035
Absolute Return Currency	1,458,740	409,356	(665,742)	1,202,354	—	—	($224,445)	$11,422,362
Active Bond	289,198	904,876	(127,592)	1,066,482	$216,627	$6,383	(24,025)	11,027,423
Alpha Opportunities	3,635,608	610,522	(316,633)	3,929,497	284,728	5,161,345	(787,870)	43,420,943
Asia Pacific Total Return Bond	260,869	64,531	(10,349)	315,051	67,020	—	(718)	3,037,092
Blue Chip Growth	634,666	133,794	(79,254)	689,206	11,710	2,571,543	721,598	22,385,425
Capital Appreciation	1,126,785	267,516	(166,685)	1,227,616	12,754	2,482,378	752,799	20,415,256
Capital Appreciation Value	3,080,423	429,960	(58,479)	3,451,904	560,232	3,798,236	13,159	40,111,130
Core Bond	40,231	336,796	(27,006)	350,021	42,025	—	(896)	4,714,785
Core High Yield	181,421	28,085	(76,385)	133,121	104,742	—	(137,290)	1,275,302
Disciplined Value	565,041	63,724	(47,402)	581,363	147,652	330,073	(55,214)	10,574,999
Emerging Markets	4,712,949	72,332	(2,247,426)	2,537,855	607,587	—	(2,515,566)	24,338,026
Emerging Markets Debt	323,492	321,928	(134,799)	510,621	255,313	—	(183,256)	4,947,916
Emerging Markets Equity	421,641	2,050,025	—	2,471,666	12,673	—	—	23,035,923
Equity Income	1,285,279	193,183	(202,298)	1,276,164	506,098	1,956,944	(645,896)	23,596,279
Financial Industries	1,355,632	99,093	(393,465)	1,061,260	308,960	—	(210,315)	17,988,357
Floating Rate Income	1,268,483	193,929	(343,692)	1,118,720	548,502	—	(415,487)	9,486,749
Focused High Yield	—	103,013	(5,844)	97,169	10,021	—	474	334,261
Fundamental Global Franchise	729,969	176,056	(146,338)	759,687	81,790	835,700	84,399	10,521,667
Fundamental Large Cap Value	1,323,380	218,898	(167,454)	1,374,824	196,381	718,621	(30,573)	18,092,681
Global Absolute Return Strategies	1,714,747	495,564	(500,377)	1,709,934	1,095,350	—	(268,918)	17,133,543
Global Bond	87,239	39,617	(31,936)	94,920	780	—	746	1,241,553

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       89

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Global Equity	1,068,942	638,626	(128,181)	1,579,387	$245,253	—	($135,592)	$17,294,286
Global Income	412,080	156,398	(143,004)	425,474	217,977	—	(160,366)	4,037,746
Global Real Estate (Deutsche)	573,729	15,002	(588,731)	—	—	—	1,338,001	—
Global Real Estate (Standard Life)	—	564,075	(89,231)	474,844	78,522	$21,633	6,165	5,123,563
Global Shareholder Yield	1,277,801	347,391	(258,764)	1,366,428	482,281	613,405	(301,777)	14,511,460
Global Short Duration Credit	304,143	153,922	(96,479)	361,586	181,060	—	(134,295)	3,272,352
Health Sciences	556,055	1,297,583	(627,389)	1,226,249	7,744	6,078,044	(1,605,896)	6,854,731
High Yield	227,837	57,988	(88,710)	197,115	117,876	—	(17,736)	1,594,660
International Core	316,832	57,122	(34,782)	339,172	209,932	—	(96,267)	9,822,429
International Growth Opportunities	599,578	96,027	(132,664)	562,941	31,805	—	(256,244)	7,183,127
International Growth Stock	635,866	162,388	(86,671)	711,583	98,011	130,827	(27,589)	8,916,138
International Small Cap	1,296,671	98,292	(385,603)	1,009,360	219,826	—	(584,670)	17,906,048
International Small Company	2,378,152	160,767	(817,570)	1,721,349	338,676	—	(154,180)	17,815,963
International Value	1,136,793	229,943	(298,650)	1,068,086	322,768	—	(374,020)	15,764,952
International Value Equity	665,407	289,057	(91,645)	862,819	95,798	144,910	(125,203)	6,479,769
Mid Cap Stock	1,231,745	411,471	(193,255)	1,449,961	—	3,050,142	(637,648)	27,563,767
Mid Value	1,279,431	170,641	(242,827)	1,207,245	251,082	1,848,078	(423,203)	19,171,045
Natural Resources	1,310,689	13,017	(88,496)	1,235,210	123,532	—	(570,221)	13,957,877
Real Estate Equity	439,806	121,996	(145,188)	416,614	72,326	519,119	91,422	5,111,853
Real Return Bond	217,806	912,338	(90,285)	1,039,859	48,413	—	(50,862)	11,802,398
Redwood	878,089	127,644	(126,274)	879,459	—	687,828	(145,324)	8,979,275
Science & Technology	2,098,406	604,932	(551,365)	2,151,973	—	5,261,044	562,829	25,285,681
Short Duration Credit Opportunities	630,529	577,384	(164,479)	1,043,434	322,525	—	(140,338)	10,058,704
Small Cap Growth	633,270	278,633	(128,100)	783,803	—	861,665	(364,024)	6,207,721
Small Cap Value	323,951	35,905	(65,998)	293,858	29,488	252,266	(15,428)	5,941,810
Small Company Growth	285,473	56,350	(35,512)	306,311	—	601,174	(92,326)	5,648,374
Small Company Value	186,406	69,592	(47,095)	208,903	57,490	1,448,513	(335,867)	5,945,377
Spectrum Income	419,283	437,845	(115,638)	741,490	202,088	22,837	(66,650)	7,941,363
Strategic Equity Allocation	30,269,939	2,008,682	(3,202,808)	29,075,813	6,137,635	16,054,767	(884,663)	382,056,182
Strategic Growth	1,295,353	147,653	(173,926)	1,269,080	157,124	1,022,379	125,183	20,432,189
Strategic Income Opportunities	620,747	678,028	(184,796)	1,113,979	282,797	218,390	(74,850)	11,941,850
Total Return	161,817	553,127	(77,928)	637,016	117,575	25,802	(24,243)	8,778,080
U.S. Equity	1,407,684	291,452	(249,674)	1,449,462	330,439	2,284,153	(410,145)	15,364,301
U.S. High Yield Bond	176,545	92,350	(60,290)	208,605	139,952	—	(89,469)	2,323,860
Value	706,952	205,448	(135,051)	777,349	47,667	696,212	(230,092)	8,434,238
Value Equity	703,177	63,963	(57,116)	710,024	112,038	52,059	2,728	7,398,454
					$16,150,645	$59,756,470	($10,330,154)	$1,066,023,295
Retirement Living through 2030
Absolute Return Currency	1,926,122	724,093	(676,716)	1,973,499	—	—	($184,840)	$18,748,241
Active Bond	902,829	1,399,499	(256,062)	2,046,266	$471,003	$14,053	(57,035)	21,158,389
Alpha Opportunities	4,610,619	702,176	(497,980)	4,814,815	355,827	6,450,174	(1,287,881)	53,203,702
Asia Pacific Total Return Bond	658,468	146,660	(30,010)	775,118	180,510	—	(19,200)	7,472,139
Blue Chip Growth	753,464	146,062	(94,774)	804,752	13,919	3,056,615	807,400	26,138,359
Capital Appreciation	1,326,246	293,228	(182,660)	1,436,814	15,159	2,950,612	631,315	23,894,217
Capital Appreciation Value	3,463,281	509,464	(60,056)	3,912,689	634,642	4,302,717	19,175	45,465,444
Core Bond	130,570	582,435	(59,692)	653,313	88,292	—	(2,141)	8,800,127
Core High Yield	496,757	64,353	(143,419)	417,691	315,201	—	(250,076)	4,001,479
Disciplined Value	671,745	83,983	(75,821)	679,907	176,955	395,577	(93,717)	12,367,504
Emerging Markets	4,312,765	69,154	(1,967,759)	2,414,160	580,894	—	(1,429,451)	23,151,796
Emerging Markets Debt	871,233	693,753	(306,872)	1,258,114	647,665	—	(418,800)	12,191,120
Emerging Markets Equity	702,807	1,664,236	—	2,367,043	12,686	—	—	22,060,838
Equity Income	1,517,036	251,263	(277,639)	1,490,660	598,338	2,332,351	(892,399)	27,562,308
Financial Industries	1,512,569	94,423	(444,085)	1,162,907	348,115	—	(257,180)	19,711,273

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       90

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Floating Rate Income	3,239,791	486,122	(865,712)	2,860,201	$1,410,748	—	($1,061,628)	$24,254,503
Focused High Yield	—	215,988	(12,013)	203,975	21,075	—	921	701,675
Fundamental Global Franchise	782,418	95,060	(208,548)	668,930	86,191	$880,671	385,978	9,264,686
Fundamental Large Cap Value	1,564,810	269,940	(226,871)	1,607,879	234,154	856,845	(72,491)	21,159,685
Global Absolute Return Strategies	2,243,403	970,672	(407,324)	2,806,751	1,800,759	—	(272,607)	28,123,648
Global Bond	233,658	86,189	(72,435)	247,412	2,065	—	(1,264)	3,236,154
Global Equity	1,267,944	1,032,073	(160,119)	2,139,898	293,269	—	(174,166)	23,431,880
Global Income	1,114,167	144,845	(192,536)	1,066,476	555,513	—	(214,269)	10,120,857
Global Real Estate (Deutsche)	686,034	20,832	(706,866)	—	—	—	1,592,269	—
Global Real Estate (Standard Life)	—	675,385	(118,393)	556,992	93,898	25,870	2,458	6,009,943
Global Shareholder Yield	1,519,492	214,496	(303,584)	1,430,404	570,252	736,194	(144,012)	15,190,889
Global Short Duration Credit	834,205	208,560	(126,593)	916,172	454,232	—	(164,372)	8,291,352
Health Sciences	650,651	1,490,383	(762,580)	1,378,454	9,025	7,083,351	(1,805,176)	7,705,555
High Yield	597,002	115,001	(157,863)	554,140	324,209	—	(86,734)	4,482,995
International Core	309,556	56,950	(43,387)	323,119	204,669	—	(109,352)	9,357,532
International Growth Opportunities	584,842	98,602	(147,466)	535,978	30,813	—	(286,948)	6,839,078
International Growth Stock	625,744	172,048	(105,833)	691,959	94,983	126,786	(14,608)	8,670,244
International Small Cap	1,349,895	98,352	(436,964)	1,011,283	229,730	—	(540,442)	17,940,159
International Small Company	2,461,723	160,335	(898,398)	1,723,660	353,310	—	(106,522)	17,839,885
International Value	1,136,997	186,329	(308,424)	1,014,902	312,829	—	(209,120)	14,979,954
International Value Equity	657,530	295,473	(111,771)	841,232	93,534	141,484	(151,854)	6,317,650
Mid Cap Stock	1,312,305	474,921	(246,317)	1,540,909	—	3,304,267	(755,479)	29,292,678
Mid Value	1,410,714	173,882	(302,875)	1,281,721	271,878	2,001,152	(491,292)	20,353,725
Natural Resources	1,443,170	14,334	(88,496)	1,369,008	136,019	—	(548,928)	15,469,788
Real Estate Equity	525,125	147,811	(185,437)	487,499	86,262	619,139	137,071	5,981,618
Real Return Bond	568,565	1,685,073	(204,337)	2,049,301	113,763	—	(143,261)	23,259,571
Redwood	922,916	116,298	(141,598)	897,616	—	723,682	(110,664)	9,164,661
Science & Technology	2,413,872	671,968	(684,997)	2,400,843	—	5,977,580	645,959	28,209,909
Short Duration Credit Opportunities	1,679,034	1,088,850	(307,921)	2,459,963	794,497	—	(275,148)	23,714,040
Small Cap Growth	592,155	252,062	(128,302)	715,915	—	797,669	(379,327)	5,670,049
Small Cap Value	300,946	28,723	(62,959)	266,710	27,325	233,761	(16,671)	5,392,872
Small Company Growth	265,624	50,206	(37,598)	278,232	—	556,613	(106,098)	5,130,596
Small Company Value	173,197	63,511	(46,934)	189,774	53,272	1,342,258	(253,252)	5,400,966
Spectrum Income	1,138,835	832,347	(233,869)	1,737,313	493,728	57,159	(145,642)	18,606,618
Strategic Equity Allocation	33,442,090	2,505,834	(4,314,790)	31,633,134	6,807,072	17,805,862	(673,649)	415,659,387
Strategic Growth	1,524,829	177,142	(218,676)	1,483,295	187,338	1,218,977	72,697	23,881,048
Strategic Income Opportunities	1,668,320	1,296,446	(350,466)	2,614,300	695,916	547,587	(165,845)	28,025,299
Total Return	509,517	898,273	(153,930)	1,253,860	302,105	60,646	(57,038)	17,278,196
U.S. Equity	1,689,606	333,322	(364,512)	1,658,416	388,217	2,683,546	(339,531)	17,579,212
U.S. High Yield Bond	460,931	122,478	(88,528)	494,881	334,509	—	(123,274)	5,512,977
Value	745,878	224,566	(145,153)	825,291	51,638	754,225	(257,472)	8,954,403
Value Equity	833,685	83,072	(86,322)	830,435	134,118	62,319	(6,981)	8,653,133
					$22,492,121	$68,099,742	($10,862,594)	$1,291,036,006
Retirement Living through 2025
Absolute Return Currency	2,518,890	539,831	(776,644)	2,282,077	—	—	($245,663)	$21,679,733
Active Bond	2,895,232	2,293,723	(596,463)	4,592,492	$1,247,921	$43,456	(189,294)	47,486,369
Alpha Opportunities	3,020,247	511,931	(469,991)	3,062,187	235,451	4,268,077	(1,071,956)	33,837,168
Asia Pacific Total Return Bond	1,027,970	250,778	(35,386)	1,243,362	281,110	—	(22,082)	11,986,007
Blue Chip Growth	705,401	134,358	(120,948)	718,811	12,946	2,842,853	780,325	23,346,975
Capital Appreciation	1,233,414	255,580	(207,435)	1,281,559	14,046	2,733,931	458,117	21,312,322
Capital Appreciation Value	4,490,610	717,028	(120,087)	5,087,551	823,396	5,582,421	36,236	59,117,341
Core Bond	861,231	594,503	(279,793)	1,175,941	224,337	—	(23,682)	15,839,923
Core High Yield	831,999	51,760	(310,704)	573,055	465,479	—	(562,961)	5,489,868

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       91

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Disciplined Value	633,933	76,866	(99,803)	610,996	$163,304	$365,062	($88,766)	$11,114,010
Emerging Markets	3,427,503	55,479	(1,542,870)	1,940,112	466,019	—	(276,438)	18,605,671
Emerging Markets Debt	1,517,819	706,215	(428,684)	1,795,350	984,010	—	(568,209)	17,396,937
Emerging Markets Equity	814,404	1,117,857	—	1,932,261	11,923	—	—	18,008,677
Equity Income	1,443,771	198,541	(321,610)	1,320,702	546,496	2,148,761	(1,019,698)	24,419,772
Financial Industries	1,571,757	74,620	(523,132)	1,123,245	350,454	—	(270,070)	19,039,002
Floating Rate Income	6,352,001	602,254	(1,583,474)	5,370,781	2,702,331	—	(2,001,102)	45,544,225
Focused High Yield	—	382,530	(30,417)	352,113	36,787	—	2,439	1,211,268
Fundamental Global Franchise	989,705	117,445	(296,918)	810,232	109,664	1,120,512	380,693	11,221,710
Fundamental Large Cap Value	1,479,203	252,396	(286,567)	1,445,032	216,943	793,865	(105,369)	19,016,623
Global Absolute Return Strategies	2,901,640	770,075	(431,519)	3,240,196	2,144,881	—	(283,451)	32,466,761
Global Bond	760,179	163,879	(198,943)	725,115	6,167	—	1,251	9,484,507
Global Equity	1,384,579	961,715	(204,557)	2,141,737	312,815	—	(221,891)	23,452,021
Global Income	2,277,655	136,063	(501,975)	1,911,743	1,073,248	—	(616,178)	18,142,440
Global Real Estate (Deutsche)	912,975	42,414	(955,389)	—	—	—	2,607,746	—
Global Real Estate (Standard Life)	—	904,211	(191,423)	712,788	125,189	34,491	1,857	7,690,981
Global Shareholder Yield	1,987,496	225,883	(505,751)	1,707,628	707,942	928,011	(313,373)	18,135,004
Global Short Duration Credit	1,614,858	121,331	(211,846)	1,524,343	829,671	—	(269,806)	13,795,304
Health Sciences	688,785	1,489,723	(877,976)	1,300,532	9,376	7,359,078	(1,755,028)	7,269,976
High Yield	1,004,722	131,173	(362,897)	772,998	485,866	—	(250,429)	6,253,555
International Core	291,172	45,232	(49,402)	287,002	189,418	—	(106,658)	8,311,566
International Growth Opportunities	548,595	79,436	(152,249)	475,782	28,492	—	(298,270)	6,070,975
International Growth Stock	587,911	159,708	(125,462)	622,157	87,869	117,289	1,175	7,795,630
International Small Cap	1,276,122	89,450	(494,840)	870,732	211,345	—	(459,415)	15,446,788
International Small Company	2,336,799	133,598	(979,992)	1,490,405	325,610	—	107,830	15,425,687
International Value	1,069,561	163,411	(330,159)	902,813	289,247	—	(138,877)	13,325,527
International Value Equity	618,454	272,902	(130,177)	761,179	86,535	130,898	(160,856)	5,716,456
Mid Cap Stock	1,248,809	389,033	(265,049)	1,372,793	—	3,064,199	(650,650)	26,096,804
Mid Value	1,299,329	172,289	(330,644)	1,140,974	251,902	1,854,113	(540,487)	18,118,662
Natural Resources	1,486,117	14,760	(88,496)	1,412,381	140,067	—	(517,043)	15,959,900
Real Estate Equity	588,192	148,783	(215,344)	521,631	96,096	689,723	183,039	6,400,417
Real Return Bond	1,112,758	2,131,913	(290,903)	2,953,768	198,902	—	(228,148)	33,525,269
Redwood	1,149,916	120,140	(238,366)	1,031,690	—	873,494	(223,733)	10,533,553
Science & Technology	2,320,381	618,106	(747,956)	2,190,531	—	5,686,264	798,716	25,738,739
Short Duration Credit Opportunities	3,613,143	1,231,516	(539,907)	4,304,752	1,500,153	—	(471,542)	41,497,807
Small Cap Growth	522,814	208,846	(129,548)	602,112	—	700,784	(380,922)	4,768,729
Small Cap Value	267,979	24,363	(67,325)	225,017	23,991	205,239	(16,009)	4,549,838
Small Company Growth	234,472	43,676	(43,389)	234,759	—	488,836	(117,850)	4,328,953
Small Company Value	153,870	55,847	(49,600)	160,117	46,738	1,177,622	12,539	4,556,940
Spectrum Income	2,508,672	899,888	(411,231)	2,997,329	920,571	111,382	(303,238)	32,101,391
Strategic Equity Allocation	32,938,169	2,372,216	(5,723,994)	29,586,391	6,627,351	17,335,759	4,550,197	388,765,176
Strategic Growth	1,421,095	147,785	(241,237)	1,327,643	172,663	1,123,490	96,157	21,375,055
Strategic Income Opportunities	3,665,479	1,458,661	(589,357)	4,534,783	1,321,085	1,076,016	(291,641)	48,612,869
Total Return	1,608,338	1,405,119	(341,289)	2,672,168	823,667	179,985	(131,344)	36,822,479
U.S. Equity	2,251,015	462,721	(570,306)	2,143,430	525,676	3,633,724	(843,587)	22,720,361
U.S. High Yield Bond	779,411	148,948	(171,508)	756,851	534,887	—	(238,875)	8,431,318
Value	713,845	173,934	(153,111)	734,668	47,800	698,158	(248,846)	7,971,148
Value Equity	785,730	76,440	(115,977)	746,193	123,465	57,369	(4,191)	7,775,332
					$29,161,302	$67,424,862	($6,509,311)	$1,405,107,519
Retirement Living through 2020
Absolute Return Currency	2,114,929	354,402	(631,374)	1,837,957	—	—	($185,339)	$17,460,588
Active Bond	4,568,040	2,032,973	(862,748)	5,738,265	$1,730,965	$61,226	(220,219)	59,333,664
Alpha Opportunities	1,065,118	183,983	(236,541)	1,012,560	80,850	1,465,592	(294,632)	11,188,788

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       92

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Asia Pacific Total Return Bond	1,329,650	59,910	(160,136)	1,229,424	$341,600	—	($149,609)	$11,851,643
Blue Chip Growth	433,127	85,722	(99,535)	419,314	7,870	$1,728,257	696,430	13,619,333
Capital Appreciation	755,690	162,198	(169,846)	748,042	8,536	1,661,431	386,093	12,439,944
Capital Appreciation Value	3,536,577	503,264	(157,392)	3,882,449	638,251	4,327,183	(26,502)	45,114,062
Core Bond	1,036,531	528,803	(219,707)	1,345,627	277,234	—	(10,544)	18,125,599
Core High Yield	919,712	55,001	(367,177)	607,536	507,667	—	(665,982)	5,820,196
Disciplined Value	389,617	56,751	(85,754)	360,614	97,657	218,309	(6,538)	6,559,576
Emerging Markets	1,691,061	1,488	(653,390)	1,039,159	243,662	—	1,520,469	9,965,539
Emerging Markets Debt	1,366,935	572,455	(363,379)	1,576,011	885,862	—	(454,776)	15,271,547
Emerging Markets Equity	689,010	352,019	—	1,041,029	7,400	—	—	9,702,386
Equity Income	888,222	117,958	(246,018)	760,162	325,211	1,282,082	(470,994)	14,055,392
Financial Industries	1,112,740	64,481	(423,387)	753,834	245,749	—	(187,272)	12,777,486
Floating Rate Income	7,244,603	526,032	(1,953,108)	5,817,527	3,005,870	—	(2,423,909)	49,332,627
Focused High Yield	—	416,106	(47,331)	368,775	38,995	—	2,870	1,268,587
Fundamental Global Franchise	757,587	83,789	(257,891)	583,485	82,157	839,452	554,461	8,081,265
Fundamental Large Cap Value	904,127	168,171	(219,465)	852,833	131,604	481,583	(24,705)	11,223,278
Global Absolute Return Strategies	2,514,806	529,660	(430,606)	2,613,860	1,760,429	—	(278,709)	26,190,882
Global Bond	1,117,034	171,036	(283,553)	1,004,517	8,680	—	22,129	13,139,077
Global Equity	1,107,687	649,829	(205,759)	1,551,757	245,240	—	(140,200)	16,991,739
Global Income	2,238,227	126,375	(506,650)	1,857,952	1,067,515	—	(577,616)	17,631,960
Global Real Estate (Deutsche)	922,920	23,752	(946,672)	—	—	—	3,453,755	—
Global Real Estate (Standard Life)	—	922,871	(250,611)	672,260	123,067	33,906	19,754	7,253,689
Global Shareholder Yield	1,554,643	167,028	(536,401)	1,185,270	519,694	690,516	157,458	12,587,571
Global Short Duration Credit	1,712,765	113,303	(231,618)	1,594,450	888,786	—	(293,425)	14,429,775
Health Sciences	510,547	1,066,750	(755,933)	821,364	6,682	5,244,663	(1,401,201)	4,591,427
High Yield	1,086,927	147,911	(428,809)	806,029	521,730	—	(195,612)	6,520,775
International Core	208,364	21,813	(40,076)	190,101	130,473	—	(32,881)	5,505,339
International Growth Opportunities	393,944	44,681	(123,390)	315,235	19,574	—	(246,431)	4,022,403
International Growth Stock	421,716	102,298	(110,284)	413,730	60,300	80,490	105,510	5,184,037
International Small Cap	805,215	47,140	(344,929)	507,426	132,003	—	(90,595)	9,001,735
International Small Company	1,470,072	39,140	(646,941)	862,271	203,239	—	344,678	8,924,505
International Value	772,291	105,155	(278,779)	598,667	197,906	—	135,928	8,836,320
International Value Equity	443,186	168,212	(104,065)	507,333	59,634	90,205	(88,425)	3,810,073
Mid Cap Stock	757,168	267,843	(215,658)	809,353	—	1,867,360	(398,743)	15,385,796
Mid Value	842,321	105,861	(278,871)	669,311	152,721	1,124,099	(233,063)	10,628,653
Natural Resources	1,183,681	11,756	(44,248)	1,151,189	111,562	—	(273,305)	13,008,438
Real Estate Equity	472,966	127,965	(206,874)	394,057	74,980	538,166	452,118	4,835,074
Real Return Bond	1,157,471	1,957,720	(301,669)	2,813,522	203,940	—	(168,420)	31,933,475
Redwood	889,789	86,473	(219,047)	757,215	—	664,409	(106,230)	7,731,160
Science & Technology	1,662,707	462,504	(594,532)	1,530,679	—	4,126,177	540,978	17,985,483
Short Duration Credit Opportunities	4,409,285	906,985	(610,784)	4,705,486	1,731,254	—	(519,644)	45,360,883
Small Cap Growth	350,732	138,097	(105,971)	382,858	—	462,609	(157,326)	3,032,236
Small Cap Value	181,407	18,264	(57,022)	142,649	15,826	135,391	(9,974)	2,884,367
Small Company Growth	158,354	32,916	(42,061)	149,209	—	322,801	(154,678)	2,751,410
Small Company Value	104,513	38,529	(41,244)	101,798	30,798	775,983	127,065	2,897,164
Spectrum Income	3,019,195	659,344	(435,134)	3,243,405	1,048,767	128,461	(245,756)	34,736,869
Strategic Equity Allocation	22,276,539	1,343,105	(4,806,445)	18,813,199	4,379,189	11,455,031	9,198,594	247,205,438
Strategic Growth	870,159	86,079	(182,858)	773,380	103,924	676,215	301,599	12,451,414
Strategic Income Opportunities	4,472,982	1,126,111	(646,276)	4,952,817	1,523,098	1,248,573	(303,999)	53,094,199
Total Return	2,529,390	1,264,052	(483,192)	3,310,250	1,223,658	253,760	(192,174)	45,615,247
U.S. Equity	1,780,086	351,417	(559,420)	1,572,083	400,976	2,771,743	(304,238)	16,664,083
U.S. High Yield Bond	842,512	150,550	(163,416)	829,646	593,331	—	(223,881)	9,242,256
Value	417,941	139,438	(126,305)	431,074	29,075	424,660	(183,623)	4,677,158

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       93

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Value Equity	480,510	57,970	(98,045)	440,435	$74,044	$34,405	$670	$4,589,332
					$26,299,235	$45,214,738	$6,079,389	$1,084,522,942
Retirement Living through 2015
Absolute Return Currency	1,122,147	127,582	(366,650)	883,079	—	—	($86,323)	$8,389,255
Active Bond	3,659,092	1,131,243	(818,236)	3,972,099	$1,298,551	$46,945	(95,015)	41,071,506
Alpha Opportunities	157,648	22,606	(55,113)	125,141	10,741	194,708	119,102	1,382,807
Asia Pacific Total Return Bond	919,435	45,247	(219,561)	745,121	222,034	—	(192,859)	7,182,966
Blue Chip Growth	172,735	34,184	(58,060)	148,859	2,986	655,696	192,999	4,834,933
Capital Appreciation	296,300	69,492	(99,731)	266,061	3,247	631,993	50,973	4,424,596
Capital Appreciation Value	1,894,532	248,149	(141,801)	2,000,880	325,866	2,209,292	209,165	23,250,226
Core Bond	929,557	260,440	(305,495)	884,502	209,147	—	(15,575)	11,914,238
Core High Yield	498,702	29,058	(226,467)	301,293	263,723	—	(406,764)	2,886,389
Disciplined Value	152,838	20,970	(47,735)	126,073	37,709	84,298	(294)	2,293,268
Emerging Markets	597,238	5,289	(222,946)	379,581	95,017	—	748,047	3,640,178
Emerging Markets Debt	812,369	312,228	(286,183)	838,414	494,827	—	(353,234)	8,124,233
Emerging Markets Equity	306,773	64,662	—	371,435	2,685	—	—	3,461,773
Equity Income	337,435	61,739	(125,600)	273,574	123,818	497,191	64,416	5,058,392
Financial Industries	288,165	11,631	(126,825)	172,971	60,633	—	(81,018)	2,931,863
Floating Rate Income	4,482,654	366,298	(1,519,114)	3,329,838	1,801,673	—	(1,803,621)	28,237,027
Focused High Yield	—	175,567	(46,217)	129,350	15,058	—	3,131	444,963
Fundamental Global Franchise	349,670	42,955	(160,356)	232,269	36,496	372,905	398,477	3,216,932
Fundamental Large Cap Value	351,827	73,830	(127,519)	298,138	50,025	183,058	52,233	3,923,494
Global Absolute Return Strategies	1,297,717	249,279	(291,144)	1,255,852	894,396	—	(191,523)	12,583,637
Global Bond	808,835	86,856	(240,074)	655,617	5,969	—	58,643	8,575,476
Global Equity	445,310	353,213	(128,701)	669,822	116,444	—	(30,787)	7,334,547
Global Income	1,243,815	71,462	(397,931)	917,346	550,128	—	(423,860)	8,705,618
Global Real Estate (Deutsche)	383,857	7,994	(391,851)	—	—	—	1,712,198	—
Global Real Estate (Standard Life)	—	374,444	(124,566)	249,878	48,941	13,484	3,976	2,696,179
Global Shareholder Yield	841,632	79,471	(317,653)	603,450	276,477	372,085	262,614	6,408,635
Global Short Duration Credit	959,070	58,272	(231,965)	785,377	466,729	—	(312,296)	7,107,665
Health Sciences	157,066	249,710	(222,177)	184,599	1,643	1,289,440	(35,840)	1,031,908
High Yield	590,505	67,223	(273,442)	384,286	270,811	—	203,863	3,108,870
International Core	83,319	7,011	(21,927)	68,403	50,333	—	31,313	1,980,937
International Growth Opportunities	158,928	13,680	(59,128)	113,480	7,574	—	(110,663)	1,448,010
International Growth Stock	169,520	29,498	(58,450)	140,568	23,306	31,110	98,066	1,761,323
International Small Cap	346,494	23,652	(194,648)	175,498	51,591	—	124,543	3,113,343
International Small Company	626,433	15,501	(343,354)	298,580	79,485	—	306,501	3,090,299
International Value	311,254	39,416	(135,589)	215,081	76,688	—	209,536	3,174,599
International Value Equity	177,579	45,860	(55,392)	168,047	22,998	34,788	(2,976)	1,262,031
Mid Cap Stock	303,903	95,459	(108,244)	291,118	—	724,723	(195,780)	5,534,160
Mid Value	332,723	40,911	(131,489)	242,145	59,744	439,742	(8,162)	3,845,258
Natural Resources	543,307	5,396	—	548,703	51,207	—	—	6,200,341
Real Estate Equity	232,171	57,896	(115,441)	174,626	35,868	257,441	475,612	2,142,666
Real Return Bond	664,125	1,049,679	(228,758)	1,485,046	114,859	—	(85,700)	16,855,277
Redwood	417,921	37,142	(144,440)	310,623	—	303,453	(8,873)	3,171,458
Science & Technology	512,917	115,553	(279,450)	349,020	—	1,012,460	(517,498)	4,100,990
Short Duration Credit Opportunities	2,457,944	326,586	(484,394)	2,300,136	902,935	—	(370,766)	22,173,313
Small Cap Growth	138,349	44,578	(55,108)	127,819	—	165,743	15,236	1,012,326
Small Cap Value	67,246	7,508	(27,058)	47,696	5,676	48,561	4,121	964,413
Small Company Growth	55,189	14,303	(19,720)	49,772	—	115,644	(52,452)	917,796
Small Company Value	38,504	13,338	(17,910)	33,932	11,047	278,349	81,025	965,715
Spectrum Income	1,672,792	249,916	(330,840)	1,591,868	546,233	67,294	(82,659)	17,048,909
Strategic Equity Allocation	9,125,032	723,413	(2,830,836)	7,017,609	1,754,775	4,590,107	5,556,020	92,211,388

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       94

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Strategic Growth	341,894	36,193	(102,472)	275,615	$40,111	$260,998	$185,285	$4,437,401
Strategic Income Opportunities	2,489,448	436,431	(499,595)	2,426,284	797,496	652,751	(149,819)	26,009,770
Total Return	2,024,616	708,510	(473,681)	2,259,445	943,034	192,959	(162,946)	31,135,151
U.S. Equity	1,036,747	192,668	(419,663)	809,752	226,449	1,565,328	74,121	8,583,376
U.S. High Yield Bond	461,320	66,556	(145,084)	382,792	299,898	—	(44,934)	4,264,305
Value	172,899	44,194	(61,163)	155,930	11,332	165,515	(64,978)	1,691,835
Value Equity	187,881	23,699	(57,616)	153,964	28,514	13,249	(3,491)	1,604,310
					$13,826,927	$17,471,310	$5,350,510	$494,922,274
Retirement Living through 2010
Absolute Return Currency	646,306	96,399	(224,132)	518,573	—	—	($62,002)	$4,926,448
Active Bond	2,748,023	621,526	(563,319)	2,806,230	$925,553	$33,373	(61,196)	29,016,417
Alpha Opportunities	114,991	20,644	(43,122)	92,513	7,996	144,945	(31,264)	1,022,268
Asia Pacific Total Return Bond	644,880	33,317	(178,359)	499,838	147,244	—	(163,636)	4,818,435
Blue Chip Growth	86,023	21,866	(36,076)	71,813	1,437	315,491	224,747	2,332,478
Capital Appreciation	148,981	42,982	(63,238)	128,725	1,562	304,090	133,657	2,140,700
Capital Appreciation Value	966,148	131,807	(95,122)	1,002,833	163,358	1,107,529	185,935	11,652,921
Core Bond	638,855	175,228	(201,341)	612,742	143,967	—	(15,342)	8,253,640
Core High Yield	280,702	18,568	(117,434)	181,836	154,532	—	(214,316)	1,741,988
Disciplined Value	76,788	9,568	(25,400)	60,956	18,401	41,135	55,231	1,108,788
Emerging Markets	251,145	636	(93,598)	158,183	41,042	—	284,360	1,516,976
Emerging Markets Debt	514,681	183,210	(174,756)	523,135	311,027	—	(225,359)	5,069,180
Emerging Markets Equity	145,736	13,142	—	158,878	1,210	—	—	1,480,741
Equity Income	176,300	24,482	(68,509)	132,273	59,820	241,482	116,274	2,445,727
Financial Industries	36,831	2,851	(16,549)	23,133	7,846	—	(14,332)	392,099
Floating Rate Income	3,021,711	280,432	(1,111,505)	2,190,638	1,174,795	—	(1,208,049)	18,576,613
Focused High Yield	—	113,335	(32,674)	80,661	9,338	—	1,968	277,473
Fundamental Global Franchise	186,979	29,113	(94,236)	121,856	19,363	197,844	217,479	1,687,706
Fundamental Large Cap Value	183,637	31,401	(73,037)	142,001	24,057	88,031	72,672	1,868,738
Global Absolute Return Strategies	797,409	191,736	(251,639)	737,506	516,851	—	(126,398)	7,389,810
Global Bond	562,855	62,046	(168,021)	456,880	4,071	—	32,828	5,975,994
Global Equity	256,397	200,198	(96,778)	359,817	65,392	—	(3,614)	3,940,001
Global Income	700,109	41,951	(213,300)	528,760	307,708	—	(230,408)	5,017,928
Global Real Estate (Deutsche)	183,970	3,854	(187,824)	—	—	—	869,987	—
Global Real Estate (Standard Life)	—	187,219	(69,698)	117,521	22,990	6,334	(4,620)	1,268,054
Global Shareholder Yield	454,505	50,126	(189,390)	315,241	144,426	196,990	153,672	3,347,857
Global Short Duration Credit	560,136	37,098	(139,344)	457,890	270,613	—	(193,847)	4,143,903
Health Sciences	21,690	38,672	(60,362)	—	245	192,371	(12,603)	—
High Yield	332,798	40,504	(138,051)	235,251	158,146	—	145,685	1,903,181
International Core	37,503	6,356	(13,488)	30,371	22,352	—	14,511	879,536
International Growth Opportunities	71,297	13,031	(34,056)	50,272	3,378	—	(69,780)	641,466
International Growth Stock	76,116	11,692	(30,104)	57,704	10,395	13,875	46,018	723,027
International Small Cap	159,608	16,430	(98,671)	77,367	23,804	—	98,813	1,372,484
International Small Company	292,885	27,592	(187,870)	132,607	36,651	—	219,286	1,372,484
International Value	133,981	26,083	(64,072)	95,992	34,128	—	89,952	1,416,846
International Value Equity	79,468	17,058	(30,153)	66,373	10,214	15,450	(3,877)	498,459
Mid Cap Stock	136,065	65,078	(69,517)	131,626	—	329,240	(81,155)	2,502,213
Mid Value	181,103	33,827	(105,511)	109,419	26,953	198,385	155,937	1,737,579
Natural Resources	264,607	2,628	—	267,235	24,939	—	—	3,019,752
Real Estate Equity	132,745	34,868	(70,084)	97,529	20,115	144,374	318,135	1,196,687
Real Return Bond	400,729	666,057	(141,129)	925,657	69,082	—	(78,390)	10,506,210
Redwood	256,426	30,087	(96,385)	190,128	—	185,699	2,672	1,941,206
Science & Technology	73,400	19,319	(46,357)	46,362	—	134,985	(76,355)	544,750
Short Duration Credit Opportunities	1,440,532	211,807	(292,313)	1,360,026	527,270	—	(180,119)	13,110,650

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       95

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain(loss)	Ending value
Small Cap Growth	55,092	26,079	(29,507)	51,664	—	$67,365	($10,807)	$409,183
Small Cap Value	27,460	3,145	(11,332)	19,273	$2,304	19,714	(1,479)	389,709
Small Company Growth	19,119	11,049	(10,100)	20,068	—	47,003	(26,567)	370,055
Small Company Value	15,847	5,529	(7,676)	13,700	4,485	112,992	26,190	389,894
Spectrum Income	988,343	160,435	(203,130)	945,648	320,546	39,627	(9,301)	10,127,889
Strategic Equity Allocation	4,419,402	421,031	(1,505,346)	3,335,087	839,717	2,196,520	2,766,497	43,823,040
Strategic Growth	171,631	23,484	(62,152)	132,963	19,417	126,342	109,854	2,140,700
Strategic Income Opportunities	1,461,898	276,874	(300,135)	1,438,637	467,057	383,597	15,015	15,422,188
Total Return	1,512,107	400,728	(313,641)	1,599,194	687,492	137,488	(92,818)	22,036,892
U.S. Equity	562,939	109,569	(242,868)	429,640	121,516	839,979	73,970	4,554,188
U.S. High Yield Bond	260,397	45,602	(82,027)	223,972	171,916	—	(33,069)	2,495,049
Value	39,151	65,577	(34,255)	70,473	5,132	74,955	(59,560)	764,634
Value Equity	97,169	11,230	(33,616)	74,783	13,904	6,461	(3,131)	779,238
					$8,165,757	$7,943,666	$3,137,951	$278,482,072

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       96

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios' investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position John Hancock Retirement Living through 2010 Portfolio, John Hancock Retirement Living through 2015 Portfolio, John Hancock Retirement Living through 2020 Portfolio, John Hancock Retirement Living through 2025 Portfolio, John Hancock Retirement Living through 2030 Portfolio, John Hancock Retirement Living through 2035 Portfolio, John Hancock Retirement Living through 2040 Portfolio, John Hancock Retirement Living through 2045 Portfolio, John Hancock Retirement Living through 2050 Portfolio, John Hancock Retirement Living through 2055 Portfolio, and John Hancock Retirement Living through 2060 Portfolio, each a portfolio of John Hancock Funds II (the "Trust") at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       97

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of each portfolio, if any, paid during its taxable year ended August 31, 2016.

Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources

Portfolio	Foreign Sourced Income	Foreign Tax Credit
Retirement Living through 2045 Portfolio	$1,661,284	$256,251
Retirement Living through 2040 Portfolio	1,748,443	269,794
Retirement Living through 2035 Portfolio	2,172,035	333,449
Retirement Living through 2030 Portfolio	2,287,343	338,067
Retirement Living through 2025 Portfolio	2,170,970	306,185
Retirement Living through 2020 Portfolio	1,535,882	197,178

The portfolios below paid the following amounts in capital gain dividends.

Portfolio	Capital Gain	Portfolio	Capital Gain
Retirement Living through 2055 Portfolio	$612,051	Retirement Living through 2030 Portfolio	$49,075,125
Retirement Living through 2050 Portfolio	9,448,069	Retirement Living through 2025 Portfolio	49,432,281
Retirement Living through 2045 Portfolio	31,377,252	Retirement Living through 2020 Portfolio	44,616,184
Retirement Living through 2040 Portfolio	32,817,205	Retirement Living through 2015 Portfolio	29,250,438
Retirement Living through 2035 Portfolio	42,153,284	Retirement Living through 2010 Portfolio	12,316,061

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       98

Joint Special Meeting of Shareholders

The funds, other than John Hancock Retirement Living through 2060 Portfolio, held a Joint Special Meeting of Shareholders on April 11, 2016. The following proposals were separately considered by shareholders of the applicable fund:

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through 2010 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
31,442,733.6455	63,744.3096	11,216.1649

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through 2015 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
52,556,076.0702	112,853.7342	80,499.7278

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through 2020 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
105,184,765.5273	141,855.0447	20,898.9598

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through 2025 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
129,589,550.4241	123,574.8292	20,402.6368

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through 2030 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
114,578,028.0843	90,435.0145	47,633.2393

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through 2035 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
92,172,703.1712	51,372.7593	14,636.6797

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through 2040 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
72,979,413.8828	36,144.8349	6,778.0404

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through 2045 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
70,083,965.1103	39,757.2095	9,834.2657

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through 2050 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
26,279,455.8741	20,382.6420	3,058.9853

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through 2055 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
6,686,655.7098	0	0

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       99

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the "Board") of John Hancock Funds II (the "Trust") of the Advisory Agreement (the "Advisory Agreement") and each of the Subadvisory Agreements (the "Subadvisory Agreements") with respect to each of the portfolios of the Trust included in this report (the "Funds" or the "Funds of Funds"). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 20-23, 2016 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Advisers, LLC (the "Advisor") and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, a "Subadvisor" and collectively, the "Subadvisors") with respect to each of the Funds identified in Appendix A.

In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the Funds' benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The Board noted the affiliation of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer ("CCO") regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and third-party service providers.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       100

(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds; and
(f)	the Advisor's reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the Funds' performance;
(b)	considered the comparative performance of each Fund's respective benchmark;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data; and
(d)	took into account the Advisor's analysis of each Fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally and with respect to particular Funds.

The Board reviewed Fund performance against each Fund's respective benchmarks and also concluded that the performance of each of the Funds generally has been in line with or outperformed the historical performance of comparable funds, with certain exceptions noted in Appendix A. In such cases, the Board concluded that such performance is being monitored and reasonably addressed, where appropriate.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund. The Board considered each Fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund's ranking within broader groups of funds. In comparing each Fund's contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fees of the Funds. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management's discussion of the Funds' expenses, as well as any actions taken over the past several years to reduce the Funds' operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund of Funds, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Fund of Funds, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including each Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)	noted that the Funds' Subadvisors are affiliates of the Advisor;

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       101

(h)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the Funds, and that the Trust's distributor also receives Rule 12b-1 payments to support distribution of the products;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)	noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)	with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (the Subadvisors), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)	reviewed the Trust's advisory fee structure and concluded that (i) the Funds' fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management's discussion of the Funds' advisory fee structure; and
(c)	considered the effect of the Funds' growth in size on their performance and fees. The Board also noted that if the Funds' assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to each Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund's benchmark and comparable funds; and
(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of mutual fund data.

Nature, Extent and Quality of Services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to a Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       102

Subadvisor Compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from the Subadvisors' relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to each Subadvisor. As noted above, the Board also considered, if available, each Fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds to fees charged by each Fund's Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund's performance as compared to the Fund's respective peer group and the benchmark index and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor's focus on each Subadvisor's performance. The Board also noted each Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements with respect to each Fund was based on a number of determinations, including the following:

(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	although not without variation, the performance of each Fund managed by a Subadvisor generally has been in line with or outperformed the historical performance of comparable funds over, with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that performance is being monitored and reasonably addressed);
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds.

In addition, the Trustees reviewed the subadvisory fee to be paid to each Subadvisor for the Funds of Funds and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.

Additional information relating to each Fund's fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       103

APPENDIX A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2015	Fees and expenses	Comments
Retirement Living Through 2010 (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund underperformed for the one-, three- and five-year periods.

Lipper Category - The fund performed equal to the average for the one-year period and outperformed the average for the three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the three- and five-year periods.
Retirement Living Through 2015 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Retirement Living Through 2020 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Retirement Living Through 2025 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Retirement Living Through 2030 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Retirement Living Through 2035 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.
Retirement Living Through 2040 (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund performed equal to the benchmark for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       104

Portfolio (subadvisors)	Performance of fund, as of 12.31.2015	Fees and expenses	Comments
Retirement Living Through 2045 (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund performed equal to the benchmark for the one-year period and underperformed for the three- and five-year periods.

Lipper Category - The fund outperformed the average for the one- and three-year periods and underperformed the average for the five-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one- and three-year periods.
Retirement Living Through 2050 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one- and three-year periods. Lipper Category - The fund outperformed the average for the one- and three-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one- and three-year periods.
Retirement Living Through 2055 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund outperformed the average for the one-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-year period.

The Board also noted the relatively short performance history of the fund.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       105

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       106

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman, and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       107

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       108

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The portfolios' complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The portfolios' Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING PORTFOLIOS       109

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Retirement Living Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF318218	LCA 8/16 10/16

John Hancock

Retirement Choices Portfolios

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile, but ultimately positive, stretch for investors. Major stock market indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and NASDAQ Composite Index all went on to hit all-time highs in August. Corporate bonds, especially higher-yielding segments, followed a similar trajectory, selling off through February before mounting a comeback in the second half of the period. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. In such an environment, our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. The U.S. Federal Reserve has continued to take a cautious and gradual approach to raising rates, and that too should help support the markets here at home.

Looking ahead, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Retirement Choices Portfolios

2	Retirement Choices Portfolios at a glance
3	Discussion of portfolio performance
8	John Hancock Retirement Choices at 2055 Portfolio
9	John Hancock Retirement Choices at 2050 Portfolio
10	John Hancock Retirement Choices at 2045 Portfolio
11	John Hancock Retirement Choices at 2040 Portfolio
12	John Hancock Retirement Choices at 2035 Portfolio
13	John Hancock Retirement Choices at 2030 Portfolio
14	John Hancock Retirement Choices at 2025 Portfolio
15	John Hancock Retirement Choices at 2020 Portfolio
16	John Hancock Retirement Choices Income Portfolio (formerly known as Retirement Choices at 2015 Portfolio)
17	Your expenses
21	Portfolios' investments
25	Financial statements
33	Financial highlights
43	Notes to financial statements
57	Auditor's report
58	Tax information
59	Joint Special Meeting of Shareholders
60	Continuation of investment advisory and subadvisory agreements
66	Trustees and Officers
69	More information

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       1

Retirement Choices Portfolios at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

The Retirement Choices Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Retirement Choices Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to a more conservative mix to lessen risk and narrow the range of possible outcomes at the retirement date.
•	On reaching the retirement date, the allocation ceases to shift; we expect that the participant may then wish to use the savings to seek a retirement income solution.

JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Retirement Choices Portfolios adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       2

Discussion of portfolio performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How did the global financial markets perform during the 12 months that ended August 31, 2016?

The market environment continued to pose challenges, highlighted by slow growth across the global economy, volatility in commodity prices, and significant uncertainty with respect to the evolving monetary policies of the various central banks. The major equity markets experienced wide performance dispersion in the period, as the S&P 500 Index finished with a gain of 12.55% even while international developed markets (as measured by the MSCI EAFE Index) rose just 0.38%. The emerging markets performed well, as gauged by the 12.25% return of the MSCI Emerging Markets Index, due in part to a weaker U.S. dollar and a stabilization in commodity prices in the second half of the period.

Although many market participants initially believed the U.S. Federal Reserve (Fed) would increase short-term interest rates multiple times over the period, numerous obstacles—including slow growth and below-target inflation—largely kept the Fed on hold. These trends supported fixed-income prices and led to a sharp decline in yields in the United States, which enabled the Bloomberg Barclays U.S. Aggregate Bond Index to report a gain of 5.97%. Investment-grade corporate and high-yield bonds performed very well, as improving liquidity conditions, investors' demand for yield, and stabilizing commodity prices enabled yield spreads to tighten.

How did the portfolios perform?

The portfolios are globally diversified across multiple asset classes, with equity and fixed-income allocations in line with each portfolio's respective glide path. To narrow the range of potential outcomes, the shorter-dated portfolios are geared to a more conservative allocation with an emphasis on capital preservation. In contrast, longer-dated portfolios seek capital appreciation, albeit with a conservative bias.

At a time in which higher-risk assets outperformed and the international markets lagged the United States, this conservative, global approach represented a modest headwind to relative performance in relation to the benchmarks. However, the near-dated portfolios were successful in mitigating downside risks at a time of above-average volatility in the global financial markets. In addition, the portfolios with target dates of 2030 and beyond all finished in the top quartile of their respective Morningstar peer groups.

How were the portfolios positioned as of the end of the period?

In terms of specific asset classes, we hold a relatively positive outlook on U.S. equities over a three-to-five-year horizon, but we are conscious of the potential risks associated with relatively high valuations and declining profitability. In contrast, we have a mixed view on the overseas markets due to the ongoing questions about the future of the European Union. However, we welcome the opportunities that may arise from market dislocations.

Our view on emerging markets equities continues to improve. In spite of some adverse economic headlines, progress is afoot at the company level in terms of improving top-line growth, corporate profitability, returns on equity, and governance practices. Many countries have instituted reforms and rebalanced their economies, which could create opportunities to identify countries with economic growth potential well above that of the developed markets. Further, a increasing number of countries have become self-sustaining as growth in the consumer and technology sectors has helped reduce emerging-market economies' dependence on the direction of commodity prices.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       3

We are less enthusiastic on the prospects for developed-market government bonds given that yields remain near generational lows. With that said, U.S. Treasuries offer competitive yields versus other major world markets, and they remain useful as a defensive investment with the potential to benefit in periods of heightened investor risk aversion. We continue to see the most compelling total return opportunities in investment-grade corporate and high-yield bonds, where the added income provides a more favorable starting point for total returns. We are also positive on emerging-market bonds due to their above-average yields and reasonable valuations. In addition, most of the countries in the asset class are in far better financial condition to weather a downturn than at any time in the past 20 years.

We continue to believe special care should be taken to maintain a portfolio that can reasonably withstand unexpected shocks that might occur in the economic or geopolitical landscape, consistent with the level of risk investors are comfortable taking. Increasingly, we believe a global portfolio should include not only traditional equity and fixed-income securities, but also exposure to alternatives and non-traditional strategies, such as absolute-return approaches.

More broadly speaking, we continue to emphasize value, fundamentals, and diversification as the cornerstones of our strategy.

RETIREMENT CHOICES AT 2055 PORTFOLIO

For the 12 months that ended August 31, 2016, the portfolio's Class 1 shares returned 8.50%. The custom blended benchmark gained 8.61%,1,2 and the Morningstar target date 2051+ fund category average rose 7.22%.3

Asset allocation modestly detracted from benchmark-relative performance, with the bulk of the shortfall coming from an overweight allocation to the developed international markets. An underweight in the emerging markets also had an adverse impact on returns, but this was counterbalanced by the benefit of holding an overweight in large-cap U.S. equities. Allocations to real estate investment trusts and technology stocks also aided performance within the equity portfolio. On the fixed-income side, returns were pressured somewhat by an allocation to short-term bonds, but this was mostly offset by a weighting in the credit-sensitive segments of the bond market (i.e., investment-grade corporate and high-yield debt).

RETIREMENT CHOICES AT 2050 PORTFOLIO

For the 12 months that ended August 31, 2016, the portfolio's Class 1 shares returned 8.49%. The custom blended benchmark gained 8.61%,1,2 and the Morningstar target date 2046-2050 fund category average rose 7.52%.3

Asset allocation modestly detracted from benchmark-relative performance, with the bulk of the shortfall coming from an overweight allocation to the developed international markets. An underweight in the emerging markets also had an adverse impact on returns, but this was counterbalanced by the benefit of holding an overweight in large-cap U.S. equities. Allocations to real estate investment trusts and technology stocks also aided performance within the equity portfolio. On the fixed-income side, returns were pressured somewhat by an allocation to short-term bonds, but this was mostly offset by a weighting in the credit-sensitive segments of the bond market (i.e., investment-grade corporate and high-yield debt).

RETIREMENT CHOICES AT 2045 PORTFOLIO

For the 12 months that ended August 31, 2016, the portfolio's Class 1 shares returned 8.49%. The custom blended benchmark gained 8.61%,1,2 and the Morningstar target date 2041-2045 fund category average rose 7.19%.3

Asset allocation modestly detracted from benchmark-relative performance, with the bulk of the shortfall coming from an overweight allocation to the developed international markets. An underweight in the emerging markets also had an adverse impact on returns, but this was counterbalanced by the benefit of holding an overweight in large-cap U.S. equities. Allocations to real estate investment trusts and technology stocks also aided performance within the equity portfolio. On the fixed-income side, returns were pressured somewhat by an allocation to short-term bonds, but this was mostly offset by a weighting in the credit-sensitive segments of the bond market (i.e., investment-grade corporate and high-yield debt).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       4

RETIREMENT CHOICES AT 2040 PORTFOLIO

For the 12 months that ended August 31, 2016, the portfolio's Class 1 shares returned 8.44%. The custom blended benchmark gained 8.51%,1,2 and the Morningstar target date 2036-2040 fund category average rose 7.29%.3

Asset allocation modestly detracted from benchmark-relative performance, with the bulk of the shortfall coming from an overweight allocation to the developed international markets. An underweight in the emerging markets also had an adverse impact on returns, but this was counterbalanced by the benefit of holding an overweight in large-cap U.S. equities. Allocations to real estate investment trusts and technology stocks also aided performance within the equity portfolio. On the fixed-income side, returns were pressured somewhat by an allocation to short-term bonds, but this was mostly offset by a weighting in the credit-sensitive segments of the bond market (i.e., investment-grade corporate and high-yield debt).

RETIREMENT CHOICES AT 2035 PORTFOLIO

For the 12 months that ended August 31, 2016, the portfolio's Class 1 shares returned 8.16%. The custom blended benchmark gained 8.42%,1,2 and the Morningstar target date 2031-2035 fund category average rose 7.04%.3

Asset allocation modestly detracted from benchmark-relative performance, with the bulk of the shortfall coming from an overweight allocation to the developed international markets. An underweight in the emerging markets also had an adverse impact on returns, but this was counterbalanced by the benefit of holding an overweight in large-cap U.S. equities. Allocations to real estate investment trusts and technology stocks also aided performance within the equity portfolio. On the fixed-income side, returns were pressured somewhat by an allocation to short-term bonds, but this was mostly offset by a weighting in the credit-sensitive segments of the bond market (i.e., investment-grade corporate and high-yield debt).

RETIREMENT CHOICES 2055-2020 AND INCOME PORTFOLIOS' CLASS 1 SHARE RETURNS (%)

For the twelve months ended 8/31/16

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       5

RETIREMENT CHOICES AT 2030 PORTFOLIO

For the 12 months that ended August 31, 2016, the portfolio's Class 1 shares returned 7.89%. The custom blended benchmark gained 8.19%,1,2 and the Morningstar target date 2026-2030 fund category average rose 7.06%.3

Asset allocation modestly detracted from benchmark-relative performance, with the bulk of the shortfall coming from an overweight allocation to the developed international markets. An underweight in the emerging markets also had an adverse impact on returns, but this was counterbalanced by the benefit of holding an overweight in large-cap U.S. equities. Allocations to real estate investment trusts and technology stocks also aided performance within the equity portfolio. On the fixed-income side, returns were pressured somewhat by an allocation to short-term bonds, but this was mostly offset by a weighting in the credit-sensitive segments of the bond market (i.e., investment-grade corporate and high-yield debt).

RETIREMENT CHOICES AT 2025 PORTFOLIO

For the 12 months that ended August 31, 2016, the portfolio's Class 1 shares returned 7.25%. The custom blended benchmark gained 7.67%,1,2 and the Morningstar target date 2021-2025 fund category average rose 6.70%.3

Consistent with an emphasis on capital preservation in the shorter-dated portfolios, the fund had a meaningful allocation to short-term bonds. This aspect of its strategy detracted from performance, as short-term debt underperformed the broader fixed-income market during the past 12 months. However, weightings in the market's credit-sensitive segments (i.e., investment-grade corporate and high-yield debt) helped make up for some of the resulting shortfall. On the equity side, an overweight allocation to the developed international markets detracted from results. An underweight in the emerging markets also had an adverse impact on returns, but this was offset by the benefit of holding an overweight in large-cap U.S. equities. Allocations to real estate investment trusts and technology stocks further aided performance within the equity portfolio.

RETIREMENT CHOICES AT 2020 PORTFOLIO

For the 12 months that ended August 31, 2016, the portfolio's Class 1 shares returned 6.50%. The custom blended benchmark gained 7.03%,1,2 and the Morningstar target date 2016-2020 fund category average rose 6.37%.3

Consistent with an emphasis on capital preservation in the shorter-dated portfolios, the fund had a meaningful allocation to short-term bonds. This aspect of its strategy detracted from performance, as short-term debt underperformed the broader fixed-income market during the past 12 months. However, weightings in the market's credit-sensitive segments (i.e., investment-grade corporate and high-yield debt) helped make for up some of the resulting shortfall. On the equity side, an overweight allocation to the developed international markets detracted from results. An underweight in the emerging markets also had an adverse impact on returns, but this was offset by the benefit of holding an overweight in large-cap U.S. equities. Allocations to real estate investment trusts and technology stocks further aided performance within the equity portfolio.

Market index total returns

For the year ended August 31, 2016

U.S. Stocks	S&P 500 Index	12.55%
	Russell Midcap Index	9.91%
	Russell 2000 Index	8.59%
	FTSE NAREIT All Equity REIT Index	25.37%
International Stocks	MSCI EAFE Index	0.38%
	MSCI Emerging Markets Index	12.25%
	MSCI EAFE Small Cap Index	5.78%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	5.97%
	Bank of America Merrill Lynch US. High Yield Master II Index	9.18%
	JPMorgan Global Government Bonds Unhedged Index	9.92%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       6

RETIREMENT CHOICES INCOME PORTFOLIO

For the 12 months that ended August 31, 2016, the portfolio's Class 1 shares returned 4.70%. The custom blended benchmark gained 6.28%,1,2 and the Morningstar target date 2016-2020 fund category average rose 5.56%.3

Consistent with an emphasis on capital preservation in the shorter-dated portfolios, the fund had a meaningful allocation to short-term bonds. This aspect of its strategy detracted from performance, as short-term debt underperformed the broader fixed-income market during the past 12 months. However, weightings in the market's credit-sensitive segments (i.e., investment-grade corporate and high-yield debt) helped make for up some of the resulting shortfall. The equity allocation had a limited impact on overall performance due to its smaller weighting. An allocation to the developed international markets helped results, as did positions in large-cap U.S. equities and technology stocks.

MANAGED BY

Robert M. Boyda On the portfolio since 2010 Investing since 1979
Marcelle Daher, CFA On the portfolio since 2013 Investing since 1999
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000

1 The S&P 500 Index is composed of 500 widely held common stocks. The Bloomberg Barclays U.S. Aggregate Bond Index includes U.S. government, corporate, and mortgage-backed securities with maturities up to 30 years. These indexes are the portfolios' primary benchmarks. The custom benchmarks reflect each portfolio's asset allocation under normal conditions. These blended benchmarks adjust over time to match each portfolio's glide path. Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The former Barclays indexes are now being cobranded the Bloomberg Barclays indexes.
2 It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
3 Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
Past performance does not guarantee future results.
The portfolio's performance depends on the advisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Owning an exchange-traded fund (ETF) generally reflects the risks of owning the underlying securities it is designed to track. An ETF has its own fees and expenses, which are indirectly borne by the portfolio. The portfolio is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Hedging and other strategic transactions may increase volatility of a portfolio and could result in a significant loss. Each portfolio's name refers to the approximate retirement year of the investors for whom the portfolio's asset allocation strategy is designed. The portfolios with dates farther off initially allocate more aggressively to stock funds. As a portfolio approaches its target date, the allocation will gradually migrate to more conservative, fixed-income funds. The principal value of each portfolio is not guaranteed and you could lose money at any time, including at, or after, the target date. Please see the portfolio's prospectuses for additional information.
The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       7

John Hancock Retirement Choices at 2055 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Choices at 2055 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.*

Index 3 is 57.40% Russell 3000 Index, 24.60% MSCI AC World ex-US Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The former Barclays indexes are now being cobranded the Bloomberg Barclays indexes.

ASSET ALLOCATION (%)

Affiliated Investment Companies	71.8%
Equity	70.9%
Fixed Income	0.9%
Unaffiliated Investment Companies/ Exchange Traded Funds	28.1%
Fixed Income	17.1%
Equity	11.0%
Short-term investments	0.1%
Money market funds	0.1%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R1[1]	Class R2[1]	Class R4[1]	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1-year	8.00	8.26	8.37	8.54	8.50	12.55	5.97	8.61
Since inception	4.01	4.28	4.45	4.64	4.56	8.70	4.34	5.16
Cumulative returns
Since inception	10.06	10.76	11.18	11.68	11.48	22.54	10.90	13.03

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.91	1.67	1.52	1.16	1.20
Net (%)	1.21	0.96	0.71	0.46	0.51

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       8

John Hancock Retirement Choices at 2050 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Choices at 2050 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 57.40% Russell 3000 Index, 24.60% MSCI AC World ex-US Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	71.6%
Equity	70.7%
Fixed Income	0.9%
Unaffiliated Investment Companies/ Exchange Traded Funds	28.4%
Fixed Income	17.2%
Equity	11.2%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11	4-29-11
Average annual total returns
1-year	7.90	8.24	8.31	8.54	8.49	12.55	5.97	8.61
5-year	8.21	7.79	8.82	8.77	9.00	14.69	3.24	9.88
Since inception	5.80	5.21	6.43	6.29	6.59	11.53	3.83	7.37
Cumulative returns
5-year	48.39	45.53	52.63	52.22	53.89	98.40	17.30	60.17
Since inception	35.13	31.17	39.50	38.52	40.66	79.11	22.26	46.25

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.43	1.18	1.02	0.68	0.71
Net (%)	1.21	0.96	0.71	0.46	0.51

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       9

John Hancock Retirement Choices at 2045 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Choices at 2045 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 57.40% Russell 3000 Index, 24.60% MSCI AC World ex-US Index, 18.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	71.4%
Equity	70.7%
Fixed Income	0.7%
Unaffiliated Investment Companies/ Exchange Traded Funds	28.6%
Fixed Income	17.4%
Equity	11.2%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	7.74	8.04	8.40	8.62	8.49	12.55	5.97	8.61
5-year	8.04	7.69	8.83	8.27	8.99	14.69	3.24	9.88
Since inception	6.67	5.81	7.63	6.42	7.75	12.07	4.09	8.60
Cumulative returns
5-year	47.20	44.86	52.70	48.80	53.82	98.40	17.30	60.17
Since inception	50.57	43.08	59.38	48.38	60.56	105.98	28.97	68.73

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.17	1.02	0.67	0.71
Net (%)	1.21	0.96	0.71	0.46	0.51

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       10

John Hancock Retirement Choices at 2040 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Choices at 2040 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 53.30% Russell 3000 Index, 25.70% MSCI AC World ex-US Index, 21.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	69.2%
Equity	68.6%
Fixed Income	0.6%
Unaffiliated Investment Companies/ Exchange Traded Funds	30.8%
Fixed Income	19.7%
Equity	11.1%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	7.79	8.10	8.27	8.50	8.44	12.55	5.97	8.51
5-year	8.02	7.82	8.78	8.22	8.94	14.69	3.24	9.80
Since inception	6.67	6.13	7.59	6.43	7.72	12.07	4.09	8.54
Cumulative returns
5-year	47.09	45.73	52.28	48.47	53.41	98.40	17.30	59.59
Since inception	50.56	45.79	59.01	48.46	60.19	105.98	28.97	68.12

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.17	1.02	0.66	0.70
Net (%)	1.20	0.95	0.70	0.45	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       11

John Hancock Retirement Choices at 2035 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Choices at 2035 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 51.10% Russell 3000 Index, 21.90% MSCI AC World ex-US Index, 27.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	64.6%
Equity	63.5%
Fixed Income	1.1%
Unaffiliated Investment Companies/ Exchange Traded Funds	35.4%
Fixed Income	25.2%
Equity	10.2%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	7.39	7.73	8.06	8.21	8.16	12.55	5.97	8.42
5-year	7.75	7.60	8.51	8.25	8.66	14.69	3.24	9.51
Since inception	6.50	6.01	7.40	6.75	7.52	12.07	4.09	8.34
Cumulative returns
5-year	45.22	44.20	50.43	48.61	51.44	98.40	17.30	57.50
Since inception	49.10	44.77	57.26	51.32	58.32	105.98	28.97	66.19

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.41	1.16	1.01	0.66	0.69
Net (%)	1.19	0.94	0.69	0.44	0.49

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       12

John Hancock Retirement Choices at 2030 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Choices at 2030 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 43.75% Russell 3000 Index, 18.75% MSCI AC World ex-US Index, 37.50% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	55.1%
Equity	54.0%
Fixed Income	1.1%
Unaffiliated Investment Companies/ Exchange Traded Funds	44.9%
Fixed Income	35.5%
Equity	9.4%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	7.23	7.38	7.80	7.95	7.89	12.55	5.97	8.19
5-year	7.18	7.11	7.93	7.71	8.09	14.69	3.24	8.91
Since inception	6.15	5.83	7.03	6.48	7.15	12.07	4.09	7.94
Cumulative returns
5-year	41.44	40.99	46.45	44.99	47.53	98.40	17.30	53.21
Since inception	46.00	43.25	53.83	48.92	54.96	105.98	28.97	62.33

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.41	1.16	1.01	0.66	0.69
Net (%)	1.19	0.94	0.69	0.44	0.49

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       13

John Hancock Retirement Choices at 2025 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Choices at 2025 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 30.80% Russell 3000 Index, 13.20% MSCI AC World ex-US Index, 56.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	39.6%
Equity	37.8%
Fixed Income	1.8%
Unaffiliated Investment Companies/ Exchange Traded Funds	60.3%
Fixed Income	53.0%
Equity	7.3%
Short-term investments	0.1%
Money market funds	0.1%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	6.52	6.99	7.18	7.30	7.25	12.55	5.97	7.67
5-year	6.18	6.20	6.92	6.81	7.07	14.69	3.24	7.83
Since inception	5.51	5.26	6.37	6.00	6.48	12.07	4.09	7.20
Cumulative returns
5-year	34.99	35.09	39.76	39.01	40.74	98.40	17.30	45.79
Since inception	40.48	38.37	47.88	44.66	48.92	105.98	28.97	55.42

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.40	1.15	1.00	0.65	0.69
Net (%)	1.19	0.94	0.69	0.44	0.49

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       14

John Hancock Retirement Choices at 2020 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Choices at 2020 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 16.10% Russell 3000 Index, 6.90% MSCI AC World ex-US Index, 77.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	23.2%
Equity	21.5%
Fixed Income	1.7%
Unaffiliated Investment Companies/ Exchange Traded Funds	76.8%
Fixed Income	72.4%
Equity	4.4%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	6.02	6.00	6.34	6.55	6.50	12.55	5.97	7.03
5-year	4.78	4.67	5.44	5.28	5.58	14.69	3.24	6.29
Since inception	4.55	4.21	5.36	4.89	5.47	12.07	4.09	6.17
Cumulative returns
5-year	26.28	25.61	30.31	29.34	31.20	98.40	17.30	35.69
Since inception	32.61	29.85	39.20	35.39	40.16	105.98	28.97	46.17

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.42	1.16	1.01	0.66	0.69
Net (%)	1.17	0.92	0.67	0.42	0.47

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       15

John Hancock Retirement Choices Income Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Choices Income Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond index, an unmanaged index that includes dollar-denominated, non-convertible investment grade issues.

Index 3 is 5.60% Russell 3000 Index, 2.40% MSCI AC World ex-US Index, 92.00% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated Investment Companies	7.5%
Equity	5.5%
Fixed Income	2.0%
Unaffiliated Investment Companies/ Exchange Traded Funds	92.4%
Fixed Income	86.0%
Equity	6.4%
Short-term investments	0.1%
Money market funds	0.1%

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R1[1,2]	Class R2[1,2]	Class R4[1,3]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Inception	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10	4-30-10
Average annual total returns
1-year	4.26	4.41	4.65	4.66	4.70	12.55	5.97	6.28
5-year	2.87	2.86	3.54	3.26	3.70	14.69	3.24	4.48
Since inception	3.23	3.03	4.07	3.40	4.19	12.07	4.09	4.90
Cumulative returns
5-year	15.20	15.16	19.01	17.41	19.89	98.40	17.30	24.50
Since inception	22.34	20.80	28.74	23.62	29.69	105.98	28.97	35.44

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R1	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.43	1.19	1.04	0.69	0.72
Net (%)	1.18	0.93	0.68	0.43	0.48

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R1, Class R2, and Class R6 shares were first offered on 9-4-12. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable.
3	Class R4 shares were first offered on 5-1-12. The returns prior to this date are those of Class 1 shares, which have lower expenses than Class R4. Had the returns reflected Class R4 expenses, returns would be lower.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       16

Your expenses

As a shareholder of a John Hancock Funds II Retirement Choices Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses that each portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2016 through August 31, 2016).

Actual expenses:

The first line of each share class in the tables below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios' prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       17

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during period[1] 3-1-2016-8-31-2016	Annualized expense ratio[3]
Retirement Choices at 2060 Portfolio[2]
Class R1	Actual	$1,000.00	1,056.00	2.42	0.56%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	2.38	0.56%
Class R2	Actual	1,000.00	1,058.00	1.34	0.31%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	1.32	0.31%
Class R4	Actual	1,000.00	1,058.00	0.91	0.21%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	0.89	0.21%
Class R6	Actual	1,000.00	1,059.00	0.22	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	0.21	0.05%
Class 1	Actual	1,000.00	1,058.00	0.43	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,028.60	0.43	0.10%
Retirement Choices at 2055 Portfolio
Class R1	Actual	1,000.00	1,126.20	2.94	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%
Class R2	Actual	1,000.00	1,128.30	1.60	0.30%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.53	0.30%
Class R4	Actual	1,000.00	1,128.20	1.07	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.02	0.20%
Class R6	Actual	1,000.00	1,129.20	0.16	0.03%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.15	0.03%
Class 1	Actual	1,000.00	1,129.30	0.43	0.08%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Retirement Choices at 2050 Portfolio
Class R1	Actual	1,000.00	1,125.70	3.74	0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56	0.70%
Class R2	Actual	1,000.00	1,127.60	2.30	0.43%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual	1,000.00	1,128.30	1.07	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.02	0.20%
Class R6	Actual	1,000.00	1,129.80	0.16	0.03%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.15	0.03%
Class 1	Actual	1,000.00	1,129.80	0.43	0.08%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Retirement Choices at 2045 Portfolio
Class R1	Actual	1,000.00	1,124.80	4.54	0.85%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
Class R2	Actual	1,000.00	1,125.70	3.42	0.64%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Class R4	Actual	1,000.00	1,128.70	1.07	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.02	0.20%
Class R6	Actual	1,000.00	1,130.00	0.16	0.03%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.15	0.03%
Class 1	Actual	1,000.00	1,129.20	0.43	0.08%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       18

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during period[1] 3-1-2016-8-31-2016	Annualized expense ratio[3]
Retirement Choices at 2040 Portfolio
Class R1	Actual	$1,000.00	1,122.60	3.57	0.67%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Class R2	Actual	1,000.00	1,125.30	1.02	0.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.97	0.19%
Class R4	Actual	1,000.00	1,124.80	1.07	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.02	0.20%
Class R6	Actual	1,000.00	1,126.30	0.21	0.04%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.20	0.04%
Class 1	Actual	1,000.00	1,126.20	0.48	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.46	0.09%
Retirement Choices at 2035 Portfolio
Class R1	Actual	1,000.00	1,115.00	4.73	0.89%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%
Class R2	Actual	1,000.00	1,116.80	3.30	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%
Class R4	Actual	1,000.00	1,118.90	1.17	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.12	0.22%
Class R6	Actual	1,000.00	1,119.40	0.27	0.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Class 1	Actual	1,000.00	1,119.50	0.53	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.51	0.10%
Retirement Choices at 2030 Portfolio
Class R1	Actual	1,000.00	1,104.10	4.81	0.91%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.62	0.91%
Class R2	Actual	1,000.00	1,105.10	3.33	0.63%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.20	0.63%
Class R4	Actual	1,000.00	1,107.20	1.38	0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.32	0.26%
Class R6	Actual	1,000.00	1,107.70	0.48	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.46	0.09%
Class 1	Actual	1,000.00	1,108.60	0.74	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.71	0.14%
Retirement Choices at 2025 Portfolio
Class R1	Actual	1,000.00	1,083.50	5.34	1.02%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Class R2	Actual	1,000.00	1,085.20	2.99	0.57%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.90	0.57%
Class R4	Actual	1,000.00	1,086.80	1.68	0.32%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.63	0.32%
Class R6	Actual	1,000.00	1,088.00	0.84	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.81	0.16%
Class 1	Actual	1,000.00	1,088.00	1.10	0.21%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.07	0.21%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       19

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during period[1] 3-1-2016-8-31-2016	Annualized expense ratio[3]
Retirement Choices at 2020 Portfolio
Class R1	Actual	$1,000.00	1,064.20	3.94	0.76%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Class R2	Actual	1,000.00	1,063.40	3.99	0.77%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%
Class R4	Actual	1,000.00	1,066.10	2.03	0.39%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.98	0.39%
Class R6	Actual	1,000.00	1,066.20	1.19	0.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.17	0.23%
Class 1	Actual	1,000.00	1,066.30	1.40	0.27%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.37	0.27%
Retirement Choices Income Portfolio
Class R1	Actual	1,000.00	1,040.10	4.46	0.87%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
Class R2	Actual	1,000.00	1,040.20	3.69	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.66	0.72%
Class R4	Actual	1,000.00	1,042.10	2.36	0.46%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.34	0.46%
Class R6	Actual	1,000.00	1,041.20	1.49	0.29%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
Class 1	Actual	1,000.00	1,042.10	1.69	0.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 366 (to reflect the one-half year period).
2	The inception date for Retirement Choices at 2060 is 3-30-16. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (154), and divided by 366 (to reflect the period).
3	The portfolios' expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Retirement Choices at 2060	Retirement Choices at 2055	Retirement Choices at 2050	Retirement Choices at 2045	Retirement Choices at 2040	Retirement Choices at 2035	Retirement Choices at 2030	Retirement Choices at 2025	Retirement Choices at 2020	Retirement Choices Income
8-31-16	0.06%- 0.65%	0.06%- 0.65%	0.06%- 0.65%	0.06%- 0.65%	0.06%- 0.65%	0.06%- 0.65%	0.06%- 0.65%	0.06%- 0.65%	0.06%- 0.65%	0.06%- 0.65%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       20

Portfolios' investments

RETIREMENT CHOICES AT 2060 PORTFOLIO

As of 8-31-16
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 71.6%
EQUITY - 70.7%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	198,728	$2,611,291
FIXED INCOME - 0.9%
Short Term Government Income, Class NAV (JHAM) (A)(1)	3,348	32,307
UNAFFILIATED INVESTMENT COMPANIES - 28.0%
EXCHANGE-TRADED FUNDS - 28.0%
Financial Select Sector SPDR Fund	1,050	25,788
iShares Edge MSCI Min Vol USA ETF	2,024	93,043
iShares iBoxx $ Investment Grade Corporate Bond ETF	147	18,212
PowerShares Senior Loan Portfolio	3,144	73,035
SPDR Barclays High Yield Bond ETF	5,469	199,837
Vanguard Dividend Appreciation ETF	727	61,911
Vanguard Energy ETF	242	23,005
Vanguard FTSE Emerging Markets ETF	2,470	92,255
Vanguard Health Care ETF	233	31,031
Vanguard Information Technology ETF	437	51,518
Vanguard Intermediate-Term Corporate Bond ETF	874	78,354
Vanguard Materials ETF	71	7,683
Vanguard REIT ETF	258	22,954
Vanguard Total Bond Market ETF	3,022	254,483
SHORT-TERM INVESTMENTS - 3.3%
MONEY MARKET FUNDS - 3.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	122,193	122,193
Total investments (Cost $3,749,543) - 102.9%		$3,798,900
Other assets and liabilities, net - (2.9%)		(106,866)
TOTAL NET ASSETS - 100.0%		$3,692,034

RETIREMENT CHOICES AT 2055 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 71.8%
EQUITY - 70.9%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	8,224,995	$108,076,431
FIXED INCOME - 0.9%
Short Term Government Income, Class NAV (JHAM) (A)(1)	138,562	1,337,126
UNAFFILIATED INVESTMENT COMPANIES - 28.2%
EXCHANGE-TRADED FUNDS - 28.2%
Financial Select Sector SPDR Fund	32,081	787,909
iShares Edge MSCI Min Vol USA ETF	84,726	3,894,854
iShares iBoxx $ Investment Grade Corporate Bond ETF	6,164	763,658
PowerShares Senior Loan Portfolio	131,558	3,056,092
SPDR Barclays High Yield Bond ETF	228,875	8,363,093
Vanguard Dividend Appreciation ETF	30,453	2,593,377
Vanguard Energy ETF	10,164	966,190
Vanguard FTSE Emerging Markets ETF	103,385	3,861,430
Vanguard Health Care ETF	9,771	1,301,302
Vanguard Information Technology ETF	18,323	2,160,098
Vanguard Intermediate-Term Corporate Bond ETF	36,596	3,280,832
Vanguard Materials ETF	2,995	324,089
Vanguard REIT ETF	10,832	963,723
Vanguard Total Bond Market ETF	126,475	10,650,460
SHORT-TERM INVESTMENTS - 0.1%
MONEY MARKET FUNDS - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	185,749	$185,749
Total investments (Cost $149,202,410) - 100.1%		$152,566,413
Other assets and liabilities, net - (0.1%)		(87,122)
TOTAL NET ASSETS - 100.0%		$152,479,291

RETIREMENT CHOICES AT 2050 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 71.6%
EQUITY - 70.7%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	28,130,631	$369,636,495
FIXED INCOME - 0.9%
Short Term Government Income, Class NAV (JHAM) (A)(1)	475,797	4,591,436
UNAFFILIATED INVESTMENT COMPANIES - 28.4%
EXCHANGE-TRADED FUNDS - 28.4%
Financial Select Sector SPDR Fund	148,780	3,654,037
iShares Edge MSCI Min Vol USA ETF	290,454	13,352,170
iShares iBoxx $ Investment Grade Corporate Bond ETF	21,258	2,633,654
PowerShares Senior Loan Portfolio	451,991	10,499,751
SPDR Barclays High Yield Bond ETF	790,030	28,867,696
Vanguard Dividend Appreciation ETF	104,399	8,890,619
Vanguard Energy ETF	34,993	3,326,435
Vanguard FTSE Emerging Markets ETF	355,327	13,271,463
Vanguard Health Care ETF	33,499	4,461,397
Vanguard Information Technology ETF	63,225	7,453,595
Vanguard Intermediate-Term Corporate Bond ETF	126,106	11,305,404
Vanguard Materials ETF	10,342	1,119,108
Vanguard REIT ETF	37,254	3,314,488
Vanguard Total Bond Market ETF	434,963	36,628,234
SHORT-TERM INVESTMENTS - 0.0%
MONEY MARKET FUNDS - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	108,502	108,502
Total investments (Cost $480,446,649) - 100.0%		$523,114,484
Other assets and liabilities, net - 0.0%		(67,154)
TOTAL NET ASSETS - 100.0%		$523,047,330

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       21

RETIREMENT CHOICES AT 2045 PORTFOLIO

As of 8-31-16
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 71.4%
EQUITY - 70.8%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	36,571,347	$480,547,502
FIXED INCOME - 0.6%
Short Term Government Income, Class NAV (JHAM) (A)(1)	462,077	4,459,038
UNAFFILIATED INVESTMENT COMPANIES - 28.7%
EXCHANGE-TRADED FUNDS - 28.7%
Financial Select Sector SPDR Fund	193,119	4,743,002
iShares Edge MSCI Min Vol USA ETF	378,112	17,381,809
iShares iBoxx $ Investment Grade Corporate Bond ETF	41,464	5,136,975
PowerShares Senior Loan Portfolio	587,113	13,638,635
SPDR Barclays High Yield Bond ETF	1,027,368	37,540,027
SPDR Barclays Short Term Corporate Bond ETF	111,041	3,416,732
Vanguard Dividend Appreciation ETF	135,907	11,573,840
Vanguard Energy ETF	45,354	4,311,351
Vanguard FTSE Emerging Markets ETF	460,147	17,186,490
Vanguard Health Care ETF	43,609	5,807,847
Vanguard Information Technology ETF	82,361	9,709,538
Vanguard Intermediate-Term Bond ETF	51,052	4,477,260
Vanguard Intermediate-Term Corporate Bond ETF	156,082	13,992,751
Vanguard Materials ETF	13,418	1,451,962
Vanguard REIT ETF	48,479	4,313,177
Vanguard Total Bond Market ETF	477,254	40,189,559
SHORT-TERM INVESTMENTS - 0.0%
MONEY MARKET FUNDS - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	174,565	174,565
Total investments (Cost $610,861,559) - 100.1%		$680,052,060
Other assets and liabilities, net - (0.1%)		(949,843)
TOTAL NET ASSETS - 100.0%		$679,102,217

RETIREMENT CHOICES AT 2040 PORTFOLIO

As of 8-31-16
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 69.2%
EQUITY - 68.6%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	46,636,594	$612,804,851
FIXED INCOME - 0.6%
Short Term Government Income, Class NAV (JHAM) (A)(1)	546,165	5,270,491
UNAFFILIATED INVESTMENT COMPANIES - 30.9%
EXCHANGE-TRADED FUNDS - 30.9%
Financial Select Sector SPDR Fund	248,752	6,109,349
iShares Edge MSCI Min Vol USA ETF	485,912	22,337,376
iShares iBoxx $ Investment Grade Corporate Bond ETF	61,717	7,646,119
PowerShares Senior Loan Portfolio	769,759	17,881,502
SPDR Barclays High Yield Bond ETF	1,151,704	42,083,264
SPDR Barclays Short Term Corporate Bond ETF	394,569	12,140,888
Vanguard Dividend Appreciation ETF	174,658	14,873,875
Vanguard Energy ETF	58,292	5,541,238
Vanguard FTSE Emerging Markets ETF	626,682	23,406,573
Vanguard Health Care ETF	56,040	7,463,407
Vanguard Information Technology ETF	104,701	12,343,201
Vanguard Intermediate-Term Bond ETF	199,828	$17,524,916
Vanguard Intermediate-Term Corporate Bond ETF	205,499	18,422,984
Vanguard Materials ETF	17,293	1,871,276
Vanguard REIT ETF	62,198	5,533,756
Vanguard Total Bond Market ETF	717,161	60,392,128
SHORT-TERM INVESTMENTS - 0.0%
MONEY MARKET FUNDS - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	233,136	233,136
Total investments (Cost $801,729,171) - 100.1%		$893,880,330
Other assets and liabilities, net - (0.1%)		(668,484)
TOTAL NET ASSETS - 100.0%		$893,211,846

RETIREMENT CHOICES AT 2035 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 64.6%
EQUITY - 63.5%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	57,719,235	$758,430,748
FIXED INCOME - 1.1%
Short Term Government Income, Class NAV (JHAM) (A)(1)	1,354,510	13,071,019
UNAFFILIATED INVESTMENT COMPANIES - 35.6%
EXCHANGE-TRADED FUNDS - 35.6%
Financial Select Sector SPDR Fund	307,611	7,554,926
iShares Edge MSCI Min Vol USA ETF	591,329	27,183,394
iShares iBoxx $ Investment Grade Corporate Bond ETF	102,071	12,645,576
PowerShares Senior Loan Portfolio	1,033,731	24,013,571
SPDR Barclays High Yield Bond ETF	1,378,426	50,367,686
SPDR Barclays Short Term Corporate Bond ETF	1,251,193	38,499,209
Vanguard Dividend Appreciation ETF	212,545	18,100,332
Vanguard Energy ETF	71,627	6,808,863
Vanguard FTSE Emerging Markets ETF	781,175	29,176,886
Vanguard Health Care ETF	68,611	9,137,613
Vanguard Information Technology ETF	130,184	15,347,392
Vanguard Intermediate-Term Bond ETF	351,457	30,822,779
Vanguard Intermediate-Term Corporate Bond ETF	554,278	49,691,022
Vanguard Materials ETF	21,183	2,292,212
Vanguard REIT ETF	76,106	6,771,151
Vanguard Short-Term Corporate Bond ETF	41,112	3,318,150
Vanguard Total Bond Market ETF	1,098,331	92,490,454
SHORT-TERM INVESTMENTS - 0.0%
MONEY MARKET FUNDS - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	159,984	159,984
Total investments (Cost $1,069,774,569) - 100.2%		$1,195,882,967
Other assets and liabilities, net - (0.2%)		(2,011,104)
TOTAL NET ASSETS - 100.0%		$1,193,871,863

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       22

RETIREMENT CHOICES AT 2030 PORTFOLIO

As of 8-31-16
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 55.2%
EQUITY - 54.1%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	59,363,860	$780,041,126
FIXED INCOME - 1.1%
Short Term Government Income, Class NAV (JHAM) (A)(1)	1,626,746	15,698,097
UNAFFILIATED INVESTMENT COMPANIES - 44.9%
EXCHANGE-TRADED FUNDS - 44.9%
Financial Select Sector SPDR Fund	311,112	7,640,910
iShares Edge MSCI Min Vol USA ETF	675,699	31,061,883
iShares iBoxx $ Investment Grade Corporate Bond ETF	200,019	24,780,354
PowerShares Senior Loan Portfolio	1,244,113	28,900,745
SPDR Barclays High Yield Bond ETF	1,460,899	53,381,249
SPDR Barclays Short Term Corporate Bond ETF	1,264,811	38,918,234
Vanguard Dividend Appreciation ETF	242,870	20,682,809
Vanguard Energy ETF	71,764	6,821,886
Vanguard FTSE Emerging Markets ETF	974,106	36,382,859
Vanguard Health Care ETF	68,997	9,189,020
Vanguard Information Technology ETF	129,878	15,311,317
Vanguard Intermediate-Term Bond ETF	699,742	61,367,373
Vanguard Intermediate-Term Corporate Bond ETF	854,998	76,650,572
Vanguard Materials ETF	21,143	2,287,884
Vanguard REIT ETF	76,481	6,804,515
Vanguard Short-Term Bond ETF	541,652	43,754,649
Vanguard Short-Term Corporate Bond ETF	482,332	38,929,016
Vanguard Total Bond Market ETF	1,728,599	145,565,322
SHORT-TERM INVESTMENTS - 0.0%
MONEY MARKET FUNDS - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	152,234	152,234
Total investments (Cost $1,297,973,252) - 100.1%		$1,444,322,054
Other assets and liabilities, net - (0.1%)		(1,544,161)
TOTAL NET ASSETS - 100.0%		$1,442,777,893

RETIREMENT CHOICES AT 2025 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 39.7%
EQUITY - 37.9%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	44,132,694	$579,903,603
FIXED INCOME - 1.8%
Short Term Government Income, Class NAV (JHAM) (A)(1)	2,810,108	27,117,547
UNAFFILIATED INVESTMENT COMPANIES - 60.4%
EXCHANGE-TRADED FUNDS - 60.4%
Financial Select Sector SPDR Fund	246,356	6,050,503
iShares Edge MSCI Min Vol USA ETF	612,473	28,155,384
iShares iBoxx $ Investment Grade Corporate Bond ETF	286,767	35,527,564
PowerShares Senior Loan Portfolio	1,314,377	30,532,978
SPDR Barclays High Yield Bond ETF	1,337,313	48,865,417
SPDR Barclays Short Term Corporate Bond ETF	2,201,824	67,750,124
Vanguard Dividend Appreciation ETF	220,314	18,761,940
Vanguard Energy ETF	56,440	5,365,186
Vanguard FTSE Emerging Markets ETF	735,278	27,462,633
Vanguard Health Care ETF	54,200	7,218,356
Vanguard Information Technology ETF	101,736	$11,993,657
Vanguard Intermediate-Term Bond ETF	826,141	72,452,566
Vanguard Intermediate-Term Corporate Bond ETF	1,658,507	148,685,152
Vanguard Materials ETF	16,672	1,804,077
Vanguard REIT ETF	60,317	5,366,403
Vanguard Short-Term Bond ETF	1,254,949	101,374,780
Vanguard Short-Term Corporate Bond ETF	839,663	67,769,201
Vanguard Total Bond Market ETF	2,841,936	239,319,431
SHORT-TERM INVESTMENTS - 0.1%
MONEY MARKET FUNDS - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	2,194,785	2,194,785
Total investments (Cost $1,395,191,543) - 100.3%		$1,533,671,287
Other assets and liabilities, net - (0.3%)		(4,066,531)
TOTAL NET ASSETS - 100.0%		$1,529,604,756

RETIREMENT CHOICES AT 2020 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 23.2%
EQUITY - 21.6%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	16,498,935	$216,796,011
FIXED INCOME - 1.7%
Short Term Government Income, Class NAV (JHAM) (A)(1)	1,766,167	17,043,515
UNAFFILIATED INVESTMENT COMPANIES - 76.9%
EXCHANGE-TRADED FUNDS - 76.9%
Financial Select Sector SPDR Fund	85,543	2,100,936
iShares Edge MSCI Min Vol USA ETF	277,029	12,735,023
iShares iBoxx $ Investment Grade Corporate Bond ETF	238,034	29,490,032
iShares TIPS Bond ETF	49,120	5,699,885
PowerShares Senior Loan Portfolio	864,754	20,088,235
SPDR Barclays High Yield Bond ETF	823,624	30,095,221
SPDR Barclays Short Term Corporate Bond ETF	2,340,050	72,003,339
Vanguard Dividend Appreciation ETF	99,811	8,499,905
Vanguard Energy ETF	19,336	1,838,080
Vanguard FTSE Emerging Markets ETF	279,148	10,426,178
Vanguard Health Care ETF	18,579	2,474,351
Vanguard Information Technology ETF	35,204	4,150,200
Vanguard Intermediate-Term Bond ETF	779,293	68,343,996
Vanguard Intermediate-Term Corporate Bond ETF	1,179,174	105,712,947
Vanguard Materials ETF	5,712	618,096
Vanguard REIT ETF	20,648	1,837,053
Vanguard Short-Term Bond ETF	1,195,078	96,538,401
Vanguard Short-Term Corporate Bond ETF	1,031,334	83,238,967
Vanguard Short-Term Inflation-Protected Securities ETF (I)	115,386	5,681,607
Vanguard Total Bond Market ETF	2,519,575	212,173,411
SHORT-TERM INVESTMENTS - 0.0%
MONEY MARKET FUNDS - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	1,001	1,001
Total investments (Cost $938,834,052) - 100.2%		$1,007,586,390
Other assets and liabilities, net - (0.2%)		(1,750,276)
TOTAL NET ASSETS - 100.0%		$1,005,836,114

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       23

RETIREMENT CHOICES INCOME PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 7.5%
EQUITY - 5.5%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	2,645,843	$34,766,372
FIXED INCOME - 2.0%
Short Term Government Income, Class NAV (JHAM) (A)(1)	1,304,256	12,586,067
UNAFFILIATED INVESTMENT COMPANIES - 92.5%
EXCHANGE-TRADED FUNDS - 92.5%
Financial Select Sector SPDR Fund	38,479	945,043
iShares Edge MSCI Min Vol USA ETF	545,049	25,055,903
iShares iBoxx $ Investment Grade Corporate Bond ETF	126,964	15,729,570
iShares TIPS Bond ETF	67,837	7,871,805
PowerShares Senior Loan Portfolio	540,343	12,552,168
SPDR Barclays High Yield Bond ETF	514,685	18,806,590
SPDR Barclays Short Term Corporate Bond ETF	3,375,783	103,872,843
Vanguard Dividend Appreciation ETF	128,873	10,974,825
Vanguard Energy ETF	6,178	587,281
Vanguard FTSE Emerging Markets ETF	35,075	1,310,051
Vanguard Health Care ETF	4,460	593,983
Vanguard Information Technology ETF	8,535	1,006,191
Vanguard Intermediate-Term Corporate Bond ETF	210,517	18,872,849
Vanguard Short-Term Bond ETF	1,325,558	107,078,575
Vanguard Short-Term Corporate Bond ETF	1,287,210	103,890,719
Vanguard Short-Term Inflation-Protected Securities ETF (I)	159,566	7,857,030
Vanguard Total Bond Market ETF	1,718,661	144,728,443
SHORT-TERM INVESTMENTS - 0.1%
MONEY MARKET FUNDS - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	847,470	847,470
Total investments (Cost $606,535,821) - 100.1%		$629,933,778
Other assets and liabilities, net - (0.1%)		(854,101)
TOTAL NET ASSETS - 100.0%		$629,079,677

Percentages are based upon net assets.

Key to Security Abbreviations and Legend
ETF	Exchange-Traded Fund
JHAM	John Hancock Asset Management
TIPS	Treasury Inflation Protected Security
(A)	The subadvisor is an affiliate of the advisor.
(G)	The portfolio's subadvisor is shown parenthetically.
(I)	Non-income producing.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       24

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 8-31-16

	Retirement Choices at 2060 Portfolio	Retirement Choices at 2055 Portfolio	Retirement Choices at 2050 Portfolio	Retirement Choices at 2045 Portfolio	Retirement Choices at 2040 Portfolio
Assets
Investments in unaffiliated funds, at value	$1,155,302	$43,152,857	$148,886,552	$195,045,520	$275,804,988
Investments in affiliated funds, at value	2,643,598	109,413,556	374,227,932	485,006,540	618,075,342
Total investments, at value	3,798,900	152,566,413	523,114,484	680,052,060	893,880,330
Receivable for investments sold	—	56,993	517	697,770	86,261
Receivable for fund shares sold	48,848	374,727	74,026	1,585	9,164
Dividends and interest receivable	36	46	306	603	805
Receivable due from advisor	719	358	160	—	—
Other assets	57,528	21,320	35,231	35,874	36,762
Total assets	3,906,031	153,019,857	523,224,724	680,787,892	894,013,322
Liabilities
Due to custodian	—	—	—	—	—
Payable for investments purchased	72,151	471,015	96,898	173,736	309,762
Payable for fund shares repurchased	—	—	—	1,427,866	404,302
Payable to affiliates
Accounting and legal services fees	43	1,822	6,321	8,253	10,829
Transfer agent fees	6	6	15	14	23
Trustees' fees	—	—	—	—	—
Distribution and service fees	—	—	34	150	—
Other liabilities and accrued expenses	141,797	67,723	74,126	75,656	76,560
Total liabilities	213,997	540,566	177,394	1,685,675	801,476
Net assets	$3,692,034	$152,479,291	$523,047,330	$679,102,217	$893,211,846
Net assets consist of
Paid-in capital	$3,640,286	$146,293,849	$465,735,775	$591,243,631	$776,782,766
Undistributed net investment income (loss)	2,383	569,040	2,289,289	2,990,259	4,017,481
Accumulated undistributed net realized gain (loss) on investments	8	2,252,399	12,354,431	15,677,826	20,260,440
Net unrealized appreciation (depreciation) on investments	49,357	3,364,003	42,667,835	69,190,501	92,151,159
Net assets	$3,692,034	$152,479,291	$523,047,330	$679,102,217	$893,211,846
Investments in unaffiliated funds, at cost	$1,145,537	$41,691,280	$142,065,189	$184,482,892	$261,383,971
Investments in affiliated funds, at cost	$2,604,006	$107,511,130	$338,381,460	$426,378,667	$540,345,200
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R1
Net assets	$105,647	$107,141	$246,689	$449,380	$192,560
Shares outstanding	10,000	10,000	19,814	32,169	13,832
Net asset value, offering price and redemption price per share	$10.56	$10.71	$12.45	$13.97	$13.92
Class R2
Net assets	$105,758	$107,319	$207,845	$136,600	$189,478
Shares outstanding	10,000	10,000	16,687	9,777	13,608
Net asset value, offering price and redemption price per share	$10.58	$10.73	$12.46	$13.97	$13.92
Class R4
Net assets	$105,878	$107,394	$124,941	$124,947	$124,439
Shares outstanding	10,007	10,000	10,000	8,905	8,905
Net asset value, offering price and redemption price per share	$10.58	$10.74	$12.49	$14.03	$13.97
Class R6
Net assets	$106,170	$118,561	$458,496	$280,042	$1,074,053
Shares outstanding	10,028	11,027	36,829	20,024	77,231
Net asset value, offering price and redemption price per share	$10.59	$10.75	$12.45	$13.99	$13.91
Class 1
Net assets	$3,268,581	$152,038,876	$522,009,359	$678,111,248	$891,631,316
Shares outstanding	308,797	14,150,781	41,938,356	48,509,564	64,055,264
Net asset value, offering price and redemption price per share	$10.58	$10.74	$12.45	$13.98	$13.92

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       25

STATEMENTS OF ASSETS AND LIABILITIES 8-31-16

Continued

	Retirement Choices at 2035 Portfolio	Retirement Choices at 2030 Portfolio	Retirement Choices at 2025 Portfolio	Retirement Choices at 2020 Portfolio	Retirement Choices Income Portfolio
Assets
Investments in unaffiliated funds, at value	$424,381,200	$648,582,831	$926,650,137	$773,746,864	$582,581,339
Investments in affiliated funds, at value	771,501,767	795,739,223	607,021,150	233,839,526	47,352,439
Total investments, at value	1,195,882,967	1,444,322,054	1,533,671,287	1,007,586,390	629,933,778
Receivable for investments sold	1,063,779	1,068,908	1,079,120	722,447	722,898
Receivable for fund shares sold	493	1,673	1,765	950	109,233
Dividends and interest receivable	1,150	1,469	1,636	935	427
Receivable due from advisor	—	—	—	—	150
Other assets	38,030	39,070	39,471	37,397	43,992
Total assets	1,196,986,419	1,445,433,174	1,534,793,279	1,008,348,119	630,810,478
Liabilities
Due to custodian	—	—	—	261,699	—
Payable for investments purchased	158,760	549,903	2,603,217	380,209	1,554,071
Payable for fund shares repurchased	2,863,510	2,008,885	2,488,093	1,782,804	—
Payable to affiliates
Accounting and legal services fees	14,457	17,489	18,487	12,223	7,587
Transfer agent fees	22	33	18	39	35
Trustees' fees	—	—	—	—	34
Distribution and service fees	284	227	35	96	93
Other liabilities and accrued expenses	77,523	78,744	78,673	74,935	168,981
Total liabilities	3,114,556	2,655,281	5,188,523	2,512,005	1,730,801
Net assets	$1,193,871,863	$1,442,777,893	$1,529,604,756	$1,005,836,114	$629,079,677
Net assets consist of
Paid-in capital	$1,037,342,223	$1,264,419,147	$1,363,632,980	$921,664,558	$604,782,742
Undistributed net investment income (loss)	6,021,140	8,495,641	11,510,863	9,276,360	5,070,360
Accumulated undistributed net realized gain (loss) on investments	24,400,102	23,514,303	15,981,169	6,142,858	(4,171,382)
Net unrealized appreciation (depreciation) on investments	126,108,398	146,348,802	138,479,744	68,752,338	23,397,957
Net assets	$1,193,871,863	$1,442,777,893	$1,529,604,756	$1,005,836,114	$629,079,677
Investments in unaffiliated funds, at cost	$404,943,305	$623,695,872	$897,992,049	$755,570,560	$567,706,883
Investments in affiliated funds, at cost	$664,831,264	$674,277,380	$497,199,494	$183,263,492	$38,828,938
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R1
Net assets	$645,896	$380,710	$69,175	$128,998	$238,874
Shares outstanding	46,893	28,273	5,333	10,526	20,962
Net asset value, offering price and redemption price per share	$13.77	$13.47	$12.97	$12.26	$11.40
Class R2
Net assets	$300,559	$426,271	$158,602	$452,092	$398,164
Shares outstanding	21,825	31,659	12,207	36,921	34,962
Net asset value, offering price and redemption price per share	$13.77	$13.46	$12.99	$12.24	$11.39
Class R4
Net assets	$123,180	$120,677	$116,457	$110,150	$205,904
Shares outstanding	8,905	8,921	8,945	8,985	18,080
Net asset value, offering price and redemption price per share	$13.83	$13.53	$13.02	$12.26	$11.39
Class R6
Net assets	$487,163	$1,395,846	$899,329	$1,781,474	$1,593,449
Shares outstanding	35,341	103,596	69,279	145,577	140,085
Net asset value, offering price and redemption price per share	$13.78	$13.47	$12.98	$12.24	$11.37
Class 1
Net assets	$1,192,315,065	$1,440,454,389	$1,528,361,193	$1,003,363,400	$626,643,286
Shares outstanding	86,562,271	106,894,900	117,746,726	82,048,799	55,064,046
Net asset value, offering price and redemption price per share	$13.77	$13.48	$12.98	$12.23	$11.38

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       26

STATEMENTS OF OPERATIONS For the year ended 8-31-16

	Retirement Choices at 2060 Portfolio	Retirement Choices at 2055 Portfolio	Retirement Choices at 2050 Portfolio	Retirement Choices at 2045 Portfolio	Retirement Choices at 2040 Portfolio
Investment income
Dividends	$2,648	$963,867	$4,568,820	$5,977,104	$8,078,715
Income distributions received from affiliated funds	13	974,747	5,140,906	6,685,502	8,582,152
Interest	82	301	424	477	736
Total investment income	2,743	1,938,915	9,710,150	12,663,083	16,661,603
Expenses
Investment management fees	922	189,377	858,744	1,126,716	1,563,887
Class R1 distribution and service fees	215	506	1,232	2,507	961
Class R2 distribution and service fees	108	253	688	584	433
Class R4 distribution and service fees	108	253	296	296	295
Class 1 distribution and service fees	147	51,657	231,260	301,860	399,106
Transfer agent fees	29	70	137	133	212
Accounting and legal services fees	72	13,635	60,826	79,375	104,973
State registration fees	1,684	54,126	55,034	55,034	55,034
Professional fees	45,812	51,779	66,309	69,779	74,574
Printing and postage	6,466	13,831	16,079	16,545	17,200
Custodian fees	8,625	19,058	19,700	19,700	19,700
Trustees' fees	—	1,597	7,819	10,169	13,474
Registration and filing fees	37,793	15,059	14,457	15,040	14,862
Other	2,672	6,623	10,124	11,719	13,589
Total expenses before reductions	104,653	417,824	1,342,705	1,709,457	2,278,300
Less expense reductions	(103,874)	(331,416)	(944,048)	(1,209,201)	(1,599,171)
Net expenses	779	86,408	398,657	500,256	679,129
Net investment income (loss)	1,964	1,852,507	9,311,493	12,162,827	15,982,474
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	8	(63,759)	(107,374)	(27,547)	(248,365)
Investments in affiliated funds	—	(85,429)	(505,206)	(783,584)	(675,343)
Capital gain distributions received from unaffiliated funds	—	3,812	20,256	34,130	80,092
Capital gain distributions received from affiliated funds	—	2,518,229	13,287,087	17,330,582	22,264,316
	8	2,372,853	12,694,763	16,553,581	21,420,700
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	9,765	2,281,723	8,010,740	10,428,184	14,419,751
Investments in affiliated funds	39,592	4,394,146	10,384,648	13,645,748	16,621,426
	49,357	6,675,869	18,395,388	24,073,932	31,041,177
Net realized and unrealized gain (loss)	49,365	9,048,722	31,090,151	40,627,513	52,461,877
Increase (decrease) in net assets from operations	$51,329	$10,901,229	$40,401,644	$52,790,340	$68,444,351

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       27

STATEMENTS OF OPERATIONS For the year ended 8-31-16Continued

	Retirement Choices at 2035 Portfolio	Retirement Choices at 2030 Portfolio	Retirement Choices at 2025 Portfolio	Retirement Choices at 2020 Portfolio	Retirement Choices Income Portfolio
Investment income
Dividends	$12,111,689	$17,055,583	$23,161,959	$18,669,022	$9,553,791
Income distributions received from affiliated funds	11,102,360	11,540,008	8,968,048	3,557,666	615,790
Interest	865	1,300	1,494	1,137	545
Total investment income	23,214,914	28,596,891	32,131,501	22,227,825	10,170,126
Expenses
Investment management fees	2,357,859	3,400,519	4,634,193	3,842,128	2,251,575
Class R1 distribution and service fees	4,259	1,877	692	615	823
Class R2 distribution and service fees	1,496	1,084	496	3,736	893
Class R4 distribution and service fees	293	288	280	267	347
Class 1 distribution and service fees	545,440	662,964	714,204	482,510	240,149
Transfer agent fees	205	224	135	261	186
Accounting and legal services fees	143,326	174,216	187,532	126,846	63,852
State registration fees	55,034	55,034	55,034	55,034	57,618
Professional fees	81,888	87,726	90,325	78,947	67,656
Printing and postage	18,243	19,104	19,702	18,426	18,734
Custodian fees	19,700	19,700	19,700	19,700	20,513
Trustees' fees	18,430	22,414	24,174	16,514	7,625
Registration and filing fees	14,447	15,589	15,492	14,345	21,702
Other	16,166	18,338	20,329	19,707	92,105
Total expenses before reductions	3,276,786	4,479,077	5,782,288	4,679,036	2,843,778
Less expense reductions	(2,184,636)	(2,654,810)	(2,858,590)	(2,126,750)	(1,255,089)
Net expenses	1,092,150	1,824,267	2,923,698	2,552,286	1,588,689
Net investment income (loss)	22,122,764	26,772,624	29,207,803	19,675,539	8,581,437
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	(935,629)	(1,552,422)	(1,812,890)	(2,693,010)	(1,178,179)
Investments in affiliated funds	(1,331,956)	(1,538,508)	(1,456,221)	1,997,160	939,692
Capital gain distributions received from unaffiliated funds	137,268	303,633	451,810	450,120	150,975
Capital gain distributions received from affiliated funds	28,568,483	29,622,946	22,472,690	8,664,890	1,260,368
	26,438,166	26,835,649	19,655,389	8,419,160	1,172,856
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	21,008,346	29,074,764	36,629,090	28,599,495	11,467,969
Investments in affiliated funds	20,611,279	21,938,471	17,572,937	4,795,758	1,894,910
	41,619,625	51,013,235	54,202,027	33,395,253	13,362,879
Net realized and unrealized gain (loss)	68,057,791	77,848,884	73,857,416	41,814,413	14,535,735
Increase (decrease) in net assets from operations	$90,180,555	$104,621,508	$103,065,219	$61,489,952	$23,117,172

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       28

STATEMENTS OF CHANGES IN NET ASSETS

	Retirement Choices at 2060 Portfolio		Retirement Choices at 2055 Portfolio		Retirement Choices at 2050 Portfolio
	Period ended 8-31-16[1]	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$1,964	—	$1,852,507	$449,483	$9,311,493	$7,361,968
Net realized gain (loss)	8	—	2,372,853	284,356	12,694,763	7,568,416
Change in net unrealized appreciation (depreciation)	49,357	—	6,675,869	(3,471,954)	18,395,388	(32,387,330)
Increase (decrease) in net assets resulting from operations	51,329	—	10,901,229	(2,738,115)	40,401,644	(17,456,946)
Distributions to shareholders
From net investment income
Class R1	—	—	(1,236)	(964)	(2,660)	(1,592)
Class R2	—	—	(1,499)	(1,164)	(3,068)	(2,551)
Class R4	—	—	(1,605)	(1,364)	(2,102)	(1,987)
Class R6	—	—	(1,779)	(1,564)	(3,333)	(2,506)
Class 1	—	—	(1,431,501)	(294,082)	(8,431,510)	(6,939,260)
From net realized gain
Class R1	—	—	(438)	(197)	(2,923)	(987)
Class R2	—	—	(438)	(197)	(2,883)	(1,296)
Class R4	—	—	(438)	(197)	(1,777)	(854)
Class R6	—	—	(438)	(197)	(2,550)	(934)
Class 1	—	—	(363,287)	(38,075)	(6,627,129)	(2,654,042)
Total distributions	—	—	(1,802,659)	(338,001)	(15,079,935)	(9,606,009)
From portfolio share transactions
Portfolio share transactions	3,640,705	—	80,846,344	57,476,348	73,492,075	71,168,951
Total increase (decrease)	3,692,034	—	89,944,914	54,400,232	98,813,784	44,105,996
Net assets
Beginning of year	—	—	62,534,377	8,134,145	424,233,546	380,127,550
End of year	$3,692,034	—	$152,479,291	$62,534,377	$523,047,330	$424,233,546
Undistributed net investment income (loss)	$2,383	—	$569,040	$154,153	$2,289,289	$1,410,416

1 Period from 3-30-16 (commencement of operations) to 8-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       29

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Retirement Choices at 2045 Portfolio		Retirement Choices at 2040 Portfolio		Retirement Choices at 2035 Portfolio
	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$12,162,827	$9,952,731	$15,982,474	$13,351,450	$22,122,764	$18,502,338
Net realized gain (loss)	16,553,581	8,888,091	21,420,700	11,959,698	26,438,166	15,856,148
Change in net unrealized appreciation (depreciation)	24,073,932	(41,494,458)	31,041,177	(55,202,578)	41,619,625	(72,827,721)
Increase (decrease) in net assets resulting from operations	52,790,340	(22,653,636)	68,444,351	(29,891,430)	90,180,555	(38,469,235)
Distributions to shareholders
From net investment income
Class R1	(4,395)	(2,488)	(2,251)	(1,339)	(6,768)	(1,320)
Class R2	(1,671)	(2,964)	(2,108)	(8,797)	(4,425)	(5,160)
Class R4	(2,158)	(1,992)	(2,118)	(1,949)	(2,112)	(1,927)
Class R6	(3,815)	(2,340)	(13,939)	(4,303)	(4,329)	(7,120)
Class 1	(11,209,259)	(9,427,553)	(14,672,428)	(12,501,157)	(20,375,506)	(17,265,673)
From net realized gain
Class R1	(4,870)	(1,032)	(2,409)	(684)	(7,633)	(795)
Class R2	(1,527)	(1,006)	(2,179)	(3,662)	(4,230)	(2,531)
Class R4	(1,741)	(573)	(1,771)	(685)	(1,723)	(797)
Class R6	(2,805)	(584)	(10,595)	(1,309)	(3,202)	(2,548)
Class 1	(8,461,141)	(2,417,157)	(11,455,472)	(3,905,216)	(15,476,040)	(6,350,511)
Total distributions	(19,693,382)	(11,857,689)	(26,165,270)	(16,429,101)	(35,885,968)	(23,638,382)
From portfolio share transactions
Portfolio share transactions	91,062,629	77,260,889	106,356,563	103,509,596	113,946,796	132,340,383
Total increase (decrease)	124,159,587	42,749,564	148,635,644	57,189,065	168,241,383	70,232,766
Net assets
Beginning of year	554,942,630	512,193,066	744,576,202	687,387,137	1,025,630,480	955,397,714
End of year	$679,102,217	$554,942,630	$893,211,846	$744,576,202	$1,193,871,863	$1,025,630,480
Undistributed net investment income (loss)	$2,990,259	$1,897,940	$4,017,481	$2,727,851	$6,021,140	$4,291,367

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       30

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Retirement Choices at 2030 Portfolio		Retirement Choices at 2025 Portfolio
	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$26,772,624	$22,707,430	$29,207,803	$24,533,615
Net realized gain (loss)	26,835,649	19,300,409	19,655,389	19,783,059
Change in net unrealized appreciation (depreciation)	51,013,235	(82,343,540)	54,202,027	(76,364,884)
Increase (decrease) in net assets resulting from operations	104,621,508	(40,335,701)	103,065,219	(32,048,210)
Distributions to shareholders
From net investment income
Class R1	(2,301)	(2,234)	(1,225)	(2,130)
Class R2	(2,150)	(6,773)	(2,508)	(1,449)
Class R4	(2,030)	(1,869)	(1,986)	(1,749)
Class R6	(8,291)	(4,827)	(4,812)	(7,855)
Class 1	(24,368,617)	(21,161,829)	(26,435,544)	(22,347,496)
From net realized gain
Class R1	(2,758)	(1,258)	(1,395)	(1,095)
Class R2	(2,222)	(3,100)	(2,233)	(600)
Class R4	(1,775)	(720)	(1,658)	(606)
Class R6	(6,566)	(1,606)	(3,655)	(2,339)
Class 1	(19,826,024)	(7,238,653)	(20,626,757)	(6,848,704)
Total distributions	(44,222,734)	(28,422,869)	(47,081,773)	(29,214,023)
From portfolio share transactions
Portfolio share transactions	136,389,564	117,567,229	120,537,385	119,016,537
Total increase (decrease)	196,788,338	48,808,659	176,520,831	57,754,304
Net assets
Beginning of year	1,245,989,555	1,197,180,896	1,353,083,925	1,295,329,621
End of year	$1,442,777,893	$1,245,989,555	$1,529,604,756	$1,353,083,925
Undistributed net investment income (loss)	$8,495,641	$6,106,628	$11,510,863	$8,749,331

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       31

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Retirement Choices at 2020 Portfolio		Retirement Choices Income Portfolio
	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$19,675,539	$17,012,725	$8,581,437	$6,878,525
Net realized gain (loss)	8,419,160	15,853,775	1,172,856	6,002,256
Change in net unrealized appreciation (depreciation)	33,395,253	(45,793,749)	13,362,879	(13,115,562)
Increase (decrease) in net assets resulting from operations	61,489,952	(12,927,249)	23,117,172	(234,781)
Distributions to shareholders
From net investment income
Class R1	(1,575)	(1,246)	(1,251)	(983)
Class R2	(11,791)	(6,203)	(2,118)	(1,475)
Class R4	(1,877)	(1,646)	(1,618)	(1,491)
Class R6	(3,074)	(7,316)	(1,767)	(3,410)
Class 1	(17,815,962)	(15,885,356)	(6,801,421)	(7,064,999)
From net realized gain
Class R1	(1,891)	(902)	(1,438)	(833)
Class R2	(13,603)	(3,601)	(2,062)	(991)
Class R4	(1,761)	(797)	(1,439)	(829)
Class R6	(2,613)	(3,042)	(1,410)	(1,617)
Class 1	(15,547,263)	(6,796,849)	(5,583,828)	(3,450,235)
Total distributions	(33,401,410)	(22,706,958)	(12,398,352)	(10,526,863)
From portfolio share transactions
Portfolio share transactions	37,641,704	27,989,486	(38,100,677)	(24,923,731)
Issued in reorganization	—	—	252,000,229	—
Total from portfolio share transactions	37,641,704	27,989,486	213,899,552	(24,923,731)
Total increase (decrease)	65,730,246	(7,644,721)	224,618,372	(35,685,375)
Net assets
Beginning of year	940,105,868	947,750,589	404,461,305	440,146,680
End of year	$1,005,836,114	$940,105,868	$629,079,677	$404,461,305
Undistributed net investment income (loss)	$9,276,360	$7,435,093	$5,070,360	$3,298,037

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       32

Financial highlights

Retirement Choices at 2060 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2016[5]	10.00	0.01	0.55	0.56	—	—	—	—	10.56	5.60	[6]	22.82	[7]	0.56	[7]	0.27	[7]	—	[8]	—	[9]
CLASS R2
08-31-2016[5]	10.00	0.02	0.56	0.58	—	—	—	—	10.58	5.80	[6]	22.57	[7]	0.31	[7]	0.52	[7]	—	[8]	—	[9]
CLASS R4
08-31-2016[5]	10.00	0.03	0.55	0.58	—	—	—	—	10.58	5.80	[6]	22.57	[7]	0.21	[7]	0.62	[7]	—	[8]	—	[9]
Class R6
08-31-2016[5]	10.00	0.03	0.56	0.59	—	—	—	—	10.59	5.90	[6]	22.32	[7]	0.05	[7]	0.79	[7]	—	[8]	—	[9]
CLASS 1
08-31-2016[5]	10.00	0.01	0.57	0.58	—	—	—	—	10.58	5.80	[6]	22.36	[7]	0.10	[7]	0.35	[7]	3		—	[9]

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06% - 0.65% for the period ended 8-31-16.
5	Period from 3-30-16 (commencement of operations) to 8-31-16.
6	Not annualized.
7	Annualized.
8	Less than $500,000.
9	Less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       33

Financial highlights continued

Retirement Choices at 2055 Portfolio
Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2016	10.08	0.16		0.63	0.79	(0.12)	(0.04)	—	(0.16)	10.71	8.00		0.87		0.55		1.59		—	[6]	3
08-31-2015	10.62	0.14		(0.56)	(0.42)	(0.10)	(0.02)	—	(0.12)	10.08		(4.04)	7.62		0.77		1.32		—	[6]	13
08-31-2014[5]	10.00		(0.01)	0.63	0.62	—	—	—	—	10.62	6.20	[7]	23.59	[8]	0.98	[8]	(0.22	) [8]	—	[6]	12
CLASS R2
08-31-2016	10.10	0.19		0.63	0.82	(0.15)	(0.04)	—	(0.19)	10.73	8.26		0.62		0.30		1.84		—	[6]	3
08-31-2015	10.64	0.17		(0.57)	(0.40)	(0.12)	(0.02)	—	(0.14)	10.10		(3.85)	7.39		0.52		1.57		—	[6]	13
08-31-2014[5]	10.00	—	[9]	0.64	0.64	—	—	—	—	10.64	6.40	[7]	23.33	[8]	0.73	[8]	0.03	[8]	—	[6]	12
CLASS R4
08-31-2016	10.11	0.20		0.63	0.83	(0.16)	(0.04)	—	(0.20)	10.74	8.37		0.62		0.20		1.94		—	[6]	3
08-31-2015	10.65	0.18		(0.56)	(0.38)	(0.14)	(0.02)	—	(0.16)	10.11		(3.67)	7.38		0.37		1.72		—	[6]	13
08-31-2014[5]	10.00	0.01		0.64	0.65	—	—	—	—	10.65	6.50	[7]	23.32	[8]	0.48	[8]	0.28	[8]	—	[6]	12
Class R6
08-31-2016	10.12	0.21		0.64	0.85	(0.18)	(0.04)	—	(0.22)	10.75	8.54		0.37		0.03		2.04		—	[6]	3
08-31-2015	10.66	0.20		(0.56)	(0.36)	(0.16)	(0.02)	—	(0.18)	10.12		(3.48)	7.75		0.18		1.91		—	[6]	13
08-31-2014[5]	10.00	0.02		0.64	0.66	—	—	—	—	10.66	6.60	[7]	24.80	[8]	0.23	[8]	0.53	[8]	—	[6]	12
CLASS 1
08-31-2016	10.11	0.18		0.66	0.84	(0.17)	(0.04)	—	(0.21)	10.74	8.50		0.40		0.08		1.79		152		3
08-31-2015	10.65	0.14		(0.51)	(0.37)	(0.15)	(0.02)	—	(0.17)	10.11		(3.52)	0.69		0.23		1.32		62		13
08-31-2014[5]	10.00	0.01		0.64	0.65	—	—	—	—	10.65	6.50	[7]	6.96	[8]	0.28	[8]	0.25	[8]	8		12

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06%-0.65%, 0.07% - 0.65% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 3-26-14 (commencement of operations) to 8-31-14.
6	Less than $500,000.
7	Not annualized.
8	Annualized.
9	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       34

Retirement Choices at 2050 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2016	11.87	0.17	0.75	0.92	(0.16)	(0.18)	—	(0.34)	12.45	7.90	0.86		0.66		1.43		—	[6]	6
08-31-2015	12.64	0.15	(0.70)	(0.55)	(0.14)	(0.08)	—	(0.22)	11.87	(4.41)	3.77		0.83		1.20		—	[6]	5
08-31-2014	10.85	0.12	1.82	1.94	(0.12)	(0.03)	—	(0.15)	12.64	18.00	14.26		0.99		0.99		—	[6]	9
08-31-2013[7]	10.03	0.11	0.95	1.06	(0.07)	(0.17)	—	(0.24)	10.85	10.73 [8]	14.75	[9]	1.00	[9]	1.01	[9]	—	[6]	3	[10]
CLASS R2
08-31-2016	11.87	0.20	0.76	0.96	(0.19)	(0.18)	—	(0.37)	12.46	8.24	0.61		0.41		1.73		—	[6]	6
08-31-2015	12.64	0.20	(0.72)	(0.52)	(0.17)	(0.08)	—	(0.25)	11.87	(4.18)	3.12		0.59		1.56		—	[6]	5
08-31-2014	10.85	0.15	1.82	1.97	(0.15)	(0.03)	—	(0.18)	12.64	18.27	14.02		0.74		1.24		—	[6]	9
08-31-2013[7]	10.03	0.13	0.96	1.09	(0.10)	(0.17)	—	(0.27)	10.85	11.00 [8]	14.50	[9]	0.75	[9]	1.26	[9]	—	[6]	3	[10]
CLASS R4
08-31-2016	11.91	0.23	0.74	0.97	(0.21)	(0.18)	—	(0.39)	12.49	8.31	0.51		0.20		1.97		—	[6]	6
08-31-2015	12.68	0.22	(0.71)	(0.49)	(0.20)	(0.08)	—	(0.28)	11.91	(3.93)	4.22		0.39		1.73		—	[6]	5
08-31-2014	10.88	0.18	1.83	2.01	(0.18)	(0.03)	—	(0.21)	12.68	18.59	13.71		0.49		1.50		—	[6]	9
08-31-2013	10.06	0.16	0.95	1.11	(0.12)	(0.17)	—	(0.29)	10.88	11.24	19.82		0.50		1.49		—	[6]	3
08-31-2012[11]	10.00	0.01	0.05	0.06	—	—	—	—	10.06	0.60 [8]	21.46	[9]	0.48	[9]	0.23	[9]	—	[6]	132	[12]
Class R6
08-31-2016	11.87	0.18	0.81	0.99	(0.23)	(0.18)	—	(0.41)	12.45	8.54	0.26		0.04		1.57		—	[6]	6
08-31-2015	12.64	0.23	(0.69)	(0.46)	(0.23)	(0.08)	—	(0.31)	11.87	(3.71)	3.41		0.19		1.83		—	[6]	5
08-31-2014	10.85	0.21	1.82	2.03	(0.21)	(0.03)	—	(0.24)	12.64	18.83	13.65		0.24		1.72		—	[6]	9
08-31-2013[7]	10.03	0.19	0.94	1.13	(0.14)	(0.17)	—	(0.31)	10.85	11.55 [8]	14.37	[9]	0.25	[9]	1.76	[9]	—	[6]	3	[10]
CLASS 1
08-31-2016	11.87	0.24	0.75	0.99	(0.23)	(0.18)	—	(0.41)	12.45	8.49	0.29		0.09		2.01		522		6
08-31-2015	12.64	0.23	(0.69)	(0.46)	(0.23)	(0.08)	—	(0.31)	11.87	(3.75)	0.28		0.24		1.81		424		5
08-31-2014	10.85	0.19	1.83	2.02	(0.20)	(0.03)	—	(0.23)	12.64	18.77	0.29		0.29		1.57		380		9
08-31-2013	10.03	0.16	0.97	1.13	(0.14)	(0.17)	—	(0.31)	10.85	11.49	0.33		0.30		1.48		217		3
08-31-2012	9.14	0.11	0.91	1.02	(0.13)	—	—	(0.13)	10.03	11.30	0.38		0.23		1.14		87		132

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06% - 0.65%, 0.07% - 0.65%, 0.08% - 0.65%, 0.10%-0.65%, and 0.10%-0.63% for the years ended 8-31-16, 8-31-15, 8-31-14, 8-31-13, and 8-31-12, respectively.
6	Less than $500,000.
7	The inception date for Class R1, Class R2, and Class R6 is 9-4-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
11	The inception date for Class R4 shares is 5-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       35

Financial highlights continued

Retirement Choices at 2045 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2016	13.33	0.17	0.85	1.02	(0.18)	(0.20)	—	(0.38)	13.97	7.74	0.97		0.77		1.29		—	[5]	6
08-31-2015	14.17	0.16	(0.78)	(0.62)	(0.15)	(0.07)	—	(0.22)	13.33	(4.45)	2.77		0.90		1.14		—	[5]	5
08-31-2014	12.16	0.13	2.05	2.18	(0.13)	(0.04)	—	(0.17)	14.17	18.05	14.27		0.99		0.99		—	[5]	9
08-31-2013[6]	11.25	0.12	1.08	1.20	(0.08)	(0.21)	—	(0.29)	12.16	10.82 [7]	14.74	[8]	1.00	[8]	1.00	[8]	—	[5]	3	[9]
CLASS R2
08-31-2016	13.33	0.20	0.85	1.05	(0.21)	(0.20)	—	(0.41)	13.97	8.04	0.77		0.53		1.53		—	[5]	6
08-31-2015	14.17	0.23	(0.81)	(0.58)	(0.19)	(0.07)	—	(0.26)	13.33	(4.22)	2.98		0.61		1.66		—	[5]	5
08-31-2014	12.16	0.16	2.05	2.21	(0.16)	(0.04)	—	(0.20)	14.17	18.33	13.66		0.74		1.20		—	[5]	9
08-31-2013[6]	11.25	0.15	1.08	1.23	(0.11)	(0.21)	—	(0.32)	12.16	11.09 [7]	14.51	[8]	0.75	[8]	1.25	[8]	—	[5]	3	[9]
CLASS R4
08-31-2016	13.37	0.26	0.84	1.10	(0.24)	(0.20)	—	(0.44)	14.03	8.40	0.50		0.20		1.97		—	[5]	6
08-31-2015	14.21	0.24	(0.79)	(0.55)	(0.22)	(0.07)	—	(0.29)	13.37	(3.97)	4.22		0.38		1.73		—	[5]	5
08-31-2014	12.20	0.20	2.05	2.25	(0.20)	(0.04)	—	(0.24)	14.21	18.54	13.73		0.49		1.51		—	[5]	9
08-31-2013	11.28	0.18	1.09	1.27	(0.14)	(0.21)	—	(0.35)	12.20	11.43	19.83	[10]	0.50		1.48		—	[5]	3
08-31-2012[11]	11.23	0.01	0.04	0.05	—	—	—	—	11.28	0.45 [7]	21.41	[8]	0.49	[8]	0.21	[8]	—	[5]	124	[12]
Class R6
08-31-2016	13.33	0.27	0.86	1.13	(0.27)	(0.20)	—	(0.47)	13.99	8.62	0.25		0.03		2.02		—	[5]	6
08-31-2015	14.18	0.23	(0.76)	(0.53)	(0.25)	(0.07)	—	(0.32)	13.33	(3.82)	3.09		0.19		1.64		—	[5]	5
08-31-2014	12.16	0.23	2.06	2.29	(0.23)	(0.04)	—	(0.27)	14.18	18.97	13.83		0.24		1.74		—	[5]	9
08-31-2013[6]	11.25	0.21	1.07	1.28	(0.16)	(0.21)	—	(0.37)	12.16	11.64 [7]	14.35	[8]	0.25	[8]	1.74	[8]	—	[5]	3	[9]
CLASS 1
08-31-2016	13.33	0.27	0.84	1.11	(0.26)	(0.20)	—	(0.46)	13.98	8.49	0.28		0.08		2.01		678		6
08-31-2015	14.17	0.26	(0.78)	(0.52)	(0.25)	(0.07)	—	(0.32)	13.33	(3.80)	0.28		0.24		1.83		554		5
08-31-2014	12.16	0.22	2.05	2.27	(0.22)	(0.04)	—	(0.26)	14.17	18.83	0.29		0.29		1.61		512		9
08-31-2013	11.25	0.18	1.10	1.28	(0.16)	(0.21)	—	(0.37)	12.16	11.59	0.31		0.30		1.51		332		3
08-31-2012	10.28	0.14	0.99	1.13	(0.16)	— [13]	—	(0.16)	11.25	11.16	0.26		0.23		1.30		169		124

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06% - 0.65%, 0.07% - 0.65%, 0.08% - 0.65%, 0.10%-0.65% and 0.10%-0.63% for the years ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.
11	The inception date for Class R4 shares is 5-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       36

Retirement Choices at 2040 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2016	13.29	0.19	0.83	1.02	(0.19)	(0.20)	—	(0.39)	13.92	7.79	0.83		0.63		1.45		—	[5]	7
08-31-2015	14.12	0.16	(0.76)	(0.60)	(0.15)	(0.08)	—	(0.23)	13.29	(4.34)	4.03		0.80		1.15		—	[5]	5
08-31-2014	12.13	0.13	2.03	2.16	(0.13)	(0.04)	—	(0.17)	14.12	17.90	14.33		0.99		0.99		—	[5]	9
08-31-2013[6]	11.25	0.11	1.08	1.19	(0.08)	(0.23)	—	(0.31)	12.13	10.75 [7]	14.76	[8]	1.00	[8]	0.97	[8]	—	[5]	3	[9]
CLASS R2
08-31-2016	13.26	0.23	0.82	1.05	(0.19)	(0.20)	—	(0.39)	13.92	8.10	0.53		0.33		1.72		—	[5]	7
08-31-2015	14.12	0.36	(0.96)	(0.60)	(0.18)	(0.08)	—	(0.26)	13.26	(4.32)	2.06		0.69		2.57		—	[5]	5
08-31-2014	12.13	0.08	2.11	2.19	(0.16)	(0.04)	—	(0.20)	14.12	18.17	6.48		0.74		0.57		—	[5]	9
08-31-2013[6]	11.25	0.14	1.07	1.21	(0.10)	(0.23)	—	(0.33)	12.13	11.02 [7]	14.51	[8]	0.75	[8]	1.22	[8]	—	[5]	3	[9]
CLASS R4
08-31-2016	13.33	0.26	0.82	1.08	(0.24)	(0.20)	—	(0.44)	13.97	8.27	0.50		0.20		1.95		—	[5]	7
08-31-2015	14.17	0.24	(0.79)	(0.55)	(0.21)	(0.08)	—	(0.29)	13.33	(3.93)	4.24		0.39		1.72		—	[5]	5
08-31-2014	12.18	0.20	2.02	2.22	(0.19)	(0.04)	—	(0.23)	14.17	18.37	13.76		0.49		1.50		—	[5]	9
08-31-2013	11.29	0.17	1.08	1.25	(0.13)	(0.23)	—	(0.36)	12.18	11.34	19.65		0.50		1.45		—	[5]	3
08-31-2012[10]	11.23	0.01	0.05	0.06	—	—	—	—	11.29	0.53 [7]	21.37	[8]	0.49	[8]	0.20	[8]	—	[5]	124	[11]
Class R6
08-31-2016	13.27	0.25	0.85	1.10	(0.26)	(0.20)	—	(0.46)	13.91	8.50	0.25		0.03		1.94		1		7
08-31-2015	14.12	0.16	(0.68)	(0.52)	(0.25)	(0.08)	—	(0.33)	13.27	(3.78)	1.07		0.19		1.19		1		5
08-31-2014	12.13	0.23	2.02	2.25	(0.22)	(0.04)	—	(0.26)	14.12	18.72	7.57		0.24		1.73		—	[5]	9
08-31-2013[6]	11.25	0.19	1.08	1.27	(0.16)	(0.23)	—	(0.39)	12.13	11.56 [7]	13.36	[8]	0.25	[8]	1.64	[8]	—	[5]	3	[9]
CLASS 1
08-31-2016	13.28	0.26	0.83	1.09	(0.25)	(0.20)	—	(0.45)	13.92	8.44	0.28		0.08		2.00		892		7
08-31-2015	14.13	0.25	(0.78)	(0.53)	(0.24)	(0.08)	—	(0.32)	13.28	(3.83)	0.28		0.24		1.82		743		5
08-31-2014	12.14	0.21	2.04	2.25	(0.22)	(0.04)	—	(0.26)	14.13	18.65	0.29		0.29		1.61		686		9
08-31-2013	11.25	0.18	1.10	1.28	(0.16)	(0.23)	—	(0.39)	12.14	11.60	0.30		0.30		1.49		454		3
08-31-2012	10.28	0.14	0.98	1.12	(0.15)	— [12]	—	(0.15)	11.25	11.09	0.25		0.23		1.28		227		124

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06% - 0.65%, 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65% and 0.10% - 0.63 for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
12	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       37

Financial highlights continued

Retirement Choices at 2035 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2016	13.18	0.17	0.78	0.95	(0.17)	(0.19)	—	(0.36)	13.77	7.39	1.04		0.80		1.29		1		7
08-31-2015	13.98	0.08	(0.64)	(0.56)	(0.15)	(0.09)	—	(0.24)	13.18	(4.09)	2.39		0.87		0.56		1		6
08-31-2014	12.09	0.13	1.93	2.06	(0.13)	(0.04)	—	(0.17)	13.98	17.09	14.45		0.99		0.99		—	[5]	9
08-31-2013[6]	11.26	0.11	1.02	1.13	(0.08)	(0.22)	—	(0.30)	12.09	10.18 [7]	14.79	[8]	1.02	[8]	0.97	[8]	—	[5]	5	[9]
CLASS R2
08-31-2016	13.17	0.21	0.78	0.99	(0.20)	(0.19)	—	(0.39)	13.77	7.73	0.78		0.55		1.61		—	[5]	7
08-31-2015	13.98	0.24	(0.77)	(0.53)	(0.19)	(0.09)	—	(0.28)	13.17	(3.93)	2.16		0.67		1.71		—	[5]	6
08-31-2014	12.09	0.16	1.93	2.09	(0.16)	(0.04)	—	(0.20)	13.98	17.36	13.50		0.74		1.21		—	[5]	9
08-31-2013[6]	11.26	0.14	1.02	1.16	(0.11)	(0.22)	—	(0.33)	12.09	10.45 [7]	14.55	[8]	0.77	[8]	1.22	[8]	—	[5]	5	[9]
CLASS R4
08-31-2016	13.22	0.26	0.78	1.04	(0.24)	(0.19)	—	(0.43)	13.83	8.06	0.52		0.22		1.96		—	[5]	7
08-31-2015	14.03	0.24	(0.74)	(0.50)	(0.22)	(0.09)	—	(0.31)	13.22	(3.68)	4.29		0.40		1.72		—	[5]	6
08-31-2014	12.13	0.20	1.93	2.13	(0.19)	(0.04)	—	(0.23)	14.03	17.66	13.87		0.49		1.50		—	[5]	9
08-31-2013	11.29	0.17	1.02	1.19	(0.13)	(0.22)	—	(0.35)	12.13	10.78	19.89		0.52		1.45		—	[5]	5
08-31-2012[10]	11.23	0.01	0.05	0.06	—	—	—	—	11.29	0.53 [7]	21.34	[8]	0.49	[8]	0.25	[8]	—	[5]	128	[11]
Class R6
08-31-2016	13.18	0.26	0.79	1.05	(0.26)	(0.19)	—	(0.45)	13.78	8.21	0.27		0.05		1.99		—	[5]	7
08-31-2015	13.99	0.24	(0.71)	(0.47)	(0.25)	(0.09)	—	(0.34)	13.18	(3.46)	1.29		0.21		1.76		—	[5]	6
08-31-2014	12.09	0.23	1.93	2.16	(0.22)	(0.04)	—	(0.26)	13.99	18.00	7.52		0.24		1.73		—	[5]	9
08-31-2013[6]	11.26	0.19	1.02	1.21	(0.16)	(0.22)	—	(0.38)	12.09	10.99 [7]	13.42	[8]	0.27	[8]	1.65	[8]	—	[5]	5	[9]
CLASS 1
08-31-2016	13.17	0.26	0.78	1.04	(0.25)	(0.19)	—	(0.44)	13.77	8.16	0.30		0.10		2.03		1,192		7
08-31-2015	13.98	0.25	(0.72)	(0.47)	(0.25)	(0.09)	—	(0.34)	13.17	(3.50)	0.29		0.26		1.82		1,024		6
08-31-2014	12.09	0.22	1.92	2.14	(0.21)	(0.04)	—	(0.25)	13.98	17.86	0.29		0.29		1.63		955		9
08-31-2013	11.26	0.18	1.03	1.21	(0.16)	(0.22)	—	(0.38)	12.09	10.94	0.32		0.32		1.51		649		5
08-31-2012	10.30	0.14	0.98	1.12	(0.16)	— [12]	—	(0.16)	11.26	10.98	0.24		0.23		1.28		345		128

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06% - 0.65%, 0.07% - 0.65%, 0.08%-0.65%, 0.10% - 0.65%, and 0.10% - 0.63% for the periods ended 8-31-15, 8-31-14, 8-31-13, and 8-31-12, respectively.
5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
12	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       38

Retirement Choices at 2030 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2016	12.92	0.13	0.79	0.92	(0.17)	(0.20)	—	(0.37)	13.47	7.23	1.06		0.84		1.03		—	[5]	7
08-31-2015	13.64	0.17	(0.67)	(0.50)	(0.14)	(0.08)	—	(0.22)	12.92	(3.70)	3.12		0.92		1.23		—	[5]	7
08-31-2014	11.94	0.13	1.73	1.86	(0.13)	(0.03)	—	(0.16)	13.64	15.65	14.74		1.02		1.01		—	[5]	9
08-31-2013[6]	11.26	0.12	0.85	0.97	(0.08)	(0.21)	—	(0.29)	11.94	8.75 [7]	14.92	[8]	1.04	[8]	1.01	[8]	—	[5]	6	[9]
CLASS R2
08-31-2016	12.92	0.16	0.77	0.93	(0.19)	(0.20)	—	(0.39)	13.46	7.38	0.81		0.59		1.25		—	[5]	7
08-31-2015	13.65	0.29	(0.76)	(0.47)	(0.18)	(0.08)	—	(0.26)	12.92	(3.53)	2.20		0.74		2.10		—	[5]	7
08-31-2014	11.94	0.10	1.80	1.90	(0.16)	(0.03)	—	(0.19)	13.65	16.01	7.63		0.77		0.76		—	[5]	9
08-31-2013[6]	11.26	0.15	0.85	1.00	(0.11)	(0.21)	—	(0.32)	11.94	9.02 [7]	14.67	[8]	0.79	[8]	1.26	[8]	—	[5]	6	[9]
CLASS R4
08-31-2016	12.97	0.25	0.74	0.99	(0.23)	(0.20)	—	(0.43)	13.53	7.80	0.55		0.25		1.94		—	[5]	7
08-31-2015	13.69	0.23	(0.66)	(0.43)	(0.21)	(0.08)	—	(0.29)	12.97	(3.21)	4.41		0.43		1.71		—	[5]	7
08-31-2014	11.98	0.20	1.73	1.93	(0.19)	(0.03)	—	(0.22)	13.69	16.23	14.14		0.52		1.51		—	[5]	9
08-31-2013	11.29	0.18	0.85	1.03	(0.13)	(0.21)	—	(0.34)	11.98	9.35	19.82		0.54		1.49		—	[5]	6
08-31-2012[10]	11.21	0.01	0.07	0.08	—	—	—	—	11.29	0.71 [7]	21.28	[8]	0.52	[8]	0.33	[8]	—	[5]	122	[11]
Class R6
08-31-2016	12.92	0.20	0.80	1.00	(0.25)	(0.20)	—	(0.45)	13.47	7.95	0.30		0.09		1.63		1		7
08-31-2015	13.64	0.19	(0.59)	(0.40)	(0.24)	(0.08)	—	(0.32)	12.92	(2.99)	1.21		0.24		1.42		1		7
08-31-2014	11.94	0.23	1.72	1.95	(0.22)	(0.03)	—	(0.25)	13.64	16.48	5.76		0.27		1.82		—	[5]	9
08-31-2013[6]	11.26	0.18	0.87	1.05	(0.16)	(0.21)	—	(0.37)	11.94	9.55 [7]	11.95	[8]	0.29	[8]	1.59	[8]	—	[5]	6	[9]
CLASS 1
08-31-2016	12.93	0.26	0.73	0.99	(0.24)	(0.20)	—	(0.44)	13.48	7.89	0.34		0.14		2.02		1,440		7
08-31-2015	13.65	0.25	(0.65)	(0.40)	(0.24)	(0.08)	—	(0.32)	12.93	(3.03)	0.32		0.29		1.82		1,245		7
08-31-2014	11.94	0.21	1.74	1.95	(0.21)	(0.03)	—	(0.24)	13.65	16.51	0.32		0.32		1.65		1,196		9
08-31-2013	11.26	0.18	0.87	1.05	(0.16)	(0.21)	—	(0.37)	11.94	9.50	0.34		0.34		1.55		820		6
08-31-2012	10.34	0.14	0.94	1.08	(0.16)	— [12]	—	(0.16)	11.26	10.54	0.24		0.24		1.34		433		122

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06% - 0.65%, 0.07% - 0.65%, 0.08%-0.65%, 0.10% - 0.65%, and 0.10% - 0.63% for the periods ended 8-31-15, 8-31-14, 8-31-13, and 8-31-12, respectively.
5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
12	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       39

Financial highlights continued

Retirement Choices at 2025 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2016	12.52	0.17	0.63	0.80	(0.16)	(0.19)	—	(0.35)	12.97	6.52	1.11		0.90		1.35		—	[5]	9
08-31-2015	13.09	0.18	(0.55)	(0.37)	(0.13)	(0.07)	—	(0.20)	12.52	(2.88)	3.61		0.99		1.38		—	[5]	9
08-31-2014	11.71	0.13	1.40	1.53	(0.12)	(0.03)	—	(0.15)	13.09	13.13	15.21		1.08		1.03		—	[5]	13
08-31-2013[6]	11.29	0.12	0.59	0.71	(0.07)	(0.22)	—	(0.29)	11.71	6.40 [7]	15.15	[8]	1.09	[8]	1.04	[8]	—	[5]	9	[9]
CLASS R2
08-31-2016	12.53	0.22	0.64	0.86	(0.21)	(0.19)	—	(0.40)	12.99	6.99	0.70		0.50		1.77		—	[5]	9
08-31-2015	13.09	0.19	(0.52)	(0.33)	(0.16)	(0.07)	—	(0.23)	12.53	(2.56)	4.41		0.65		1.49		—	[5]	9
08-31-2014	11.71	0.16	1.40	1.56	(0.15)	(0.03)	—	(0.18)	13.09	13.40	15.08		0.83		1.28		—	[5]	13
08-31-2013[6]	11.29	0.15	0.59	0.74	(0.10)	(0.22)	—	(0.32)	11.71	6.67 [7]	14.91	[8]	0.84	[8]	1.30	[8]	—	[5]	9	[9]
CLASS R4
08-31-2016	12.55	0.25	0.63	0.88	(0.22)	(0.19)	—	(0.41)	13.02	7.18	0.62		0.32		1.96		—	[5]	9
08-31-2015	13.12	0.22	(0.53)	(0.31)	(0.19)	(0.07)	—	(0.26)	12.55	(2.39)	4.62		0.50		1.71		—	[5]	9
08-31-2014	11.74	0.19	1.40	1.59	(0.18)	(0.03)	—	(0.21)	13.12	13.63	14.64		0.58		1.53		—	[5]	13
08-31-2013	11.31	0.18	0.60	0.78	(0.13)	(0.22)	—	(0.35)	11.74	7.01	20.24		0.59		1.53		—	[5]	9
08-31-2012[10]	11.18	0.02	0.11	0.13	—	—	—	—	11.31	1.16 [7]	21.16	[8]	0.55	[8]	0.49	[8]	—	[5]	123	[11]
Class R6
08-31-2016	12.52	0.22	0.67	0.89	(0.24)	(0.19)	—	(0.43)	12.98	7.30	0.37		0.15		1.80		1		9
08-31-2015	13.09	0.22	(0.49)	(0.27)	(0.23)	(0.07)	—	(0.30)	12.52	(2.16)	1.14		0.30		1.70		1		9
08-31-2014	11.71	0.22	1.40	1.62	(0.21)	(0.03)	—	(0.24)	13.09	13.94	3.15		0.33		1.77		1		13
08-31-2013[6]	11.29	0.19	0.61	0.80	(0.16)	(0.22)	—	(0.38)	11.71	7.19 [7]	10.94	[8]	0.34	[8]	1.62	[8]	1		9	[9]
CLASS 1
08-31-2016	12.52	0.25	0.64	0.89	(0.24)	(0.19)	—	(0.43)	12.98	7.25	0.40		0.20		2.04		1,528		9
08-31-2015	13.09	0.24	(0.52)	(0.28)	(0.22)	(0.07)	—	(0.29)	12.52	(2.20)	0.39		0.35		1.82		1,352		9
08-31-2014	11.71	0.21	1.40	1.61	(0.20)	(0.03)	—	(0.23)	13.09	13.89	0.38		0.38		1.68		1,294		13
08-31-2013	11.29	0.19	0.60	0.79	(0.15)	(0.22)	—	(0.37)	11.71	7.14	0.39		0.39		1.60		937		9
08-31-2012	10.42	0.16	0.86	1.02	(0.15)	— [12]	—	(0.15)	11.29	9.96	0.26		0.26		1.47		519		123

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06%-0.65%, 0.07% - 0.65%, 0.08%-0.65%, 0.10%-0.65% and 0.10%-0.63% for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12, respectively.
5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
12	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       40

Retirement Choices at 2020 Portfolio
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2016	11.92	0.18	0.52	0.70	(0.16)	(0.20)	—	(0.36)	12.26	6.02	0.97		0.75		1.54		—	[5]	13
08-31-2015	12.36	0.15	(0.38)	(0.23)	(0.12)	(0.09)	—	(0.21)	11.92	(1.88)	4.84		0.99		1.25		—	[5]	13
08-31-2014	11.40	0.12	0.99	1.11	(0.11)	(0.04)	—	(0.15)	12.36	9.78	15.97		1.15		1.02		—	[5]	16
08-31-2013[6]	11.30	0.12	0.24	0.36	(0.07)	(0.19)	—	(0.26)	11.40	3.18 [7]	15.47	[8]	1.16	[8]	1.02	[8]	—	[5]	11	[9]
CLASS R2
08-31-2016	11.91	0.20	0.50	0.70	(0.17)	(0.20)	—	(0.37)	12.24	6.00	0.95		0.71		1.67		—	[5]	13
08-31-2015	12.37	0.15	(0.37)	(0.22)	(0.15)	(0.09)	—	(0.24)	11.91	(1.80)	1.91		0.88		1.27		1		13
08-31-2014	11.40	0.13	1.02	1.15	(0.14)	(0.04)	—	(0.18)	12.37	10.13	10.59		0.90		1.07		—	[5]	16
08-31-2013[6]	11.30	0.15	0.24	0.39	(0.10)	(0.19)	—	(0.29)	11.40	3.44 [7]	15.22	[8]	0.91	[8]	1.27	[8]	—	[5]	11	[9]
CLASS R4
08-31-2016	11.93	0.23	0.51	0.74	(0.21)	(0.20)	—	(0.41)	12.26	6.34	0.70		0.38		1.94		—	[5]	13
08-31-2015	12.38	0.20	(0.38)	(0.18)	(0.18)	(0.09)	—	(0.27)	11.93	(1.47)	4.93		0.57		1.65		—	[5]	13
08-31-2014	11.41	0.18	1.00	1.18	(0.17)	(0.04)	—	(0.21)	12.38	10.39	15.33		0.65		1.52		—	[5]	16
08-31-2013	11.31	0.17	0.24	0.41	(0.12)	(0.19)	—	(0.31)	11.41	3.69	20.55		0.66		1.50		—	[5]	11
08-31-2012[10]	11.13	0.03	0.15	0.18	—	—	—	—	11.31	1.62 [7]	21.05	[8]	0.60	[8]	0.76	[8]	—	[5]	127	[11]
Class R6
08-31-2016	11.91	0.19	0.57	0.76	(0.23)	(0.20)	—	(0.43)	12.24	6.55	0.45		0.21		1.68		2		13
08-31-2015	12.36	0.22	(0.37)	(0.15)	(0.21)	(0.09)	—	(0.30)	11.91	(1.23)	1.35		0.38		1.77		—	[5]	13
08-31-2014	11.40	0.21	0.99	1.20	(0.20)	(0.04)	—	(0.24)	12.36	10.59	4.41		0.40		1.75		—	[5]	16
08-31-2013[6]	11.30	0.19	0.25	0.44	(0.15)	(0.19)	—	(0.34)	11.40	3.95 [7]	12.08	[8]	0.41	[8]	1.71	[8]	—	[5]	11	[9]
CLASS 1
08-31-2016	11.90	0.24	0.51	0.75	(0.22)	(0.20)	—	(0.42)	12.23	6.50	0.48		0.26		2.04		1,003		13
08-31-2015	12.36	0.22	(0.38)	(0.16)	(0.21)	(0.09)	—	(0.30)	11.90	(1.36)	0.46		0.43		1.78		939		13
08-31-2014	11.39	0.20	1.00	1.20	(0.19)	(0.04)	—	(0.23)	12.36	10.63	0.45		0.45		1.69		947		16
08-31-2013	11.30	0.18	0.25	0.43	(0.15)	(0.19)	—	(0.34)	11.39	3.81	0.46		0.46		1.61		757		11
08-31-2012	10.54	0.17	0.74	0.91	(0.15)	— [12]	—	(0.15)	11.30	8.75	0.29		0.29		1.62		448		127

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06% - 0.65%, 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65%, and 0.10% - 0.63% for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13, and 8-31-12, respectively.
5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
12	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       41

Financial highlights continued

Retirement Choices Income Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2016	11.23	0.13	0.34	0.47	(0.14)	(0.16)	—	(0.30)	11.40	4.26		1.11		0.85		1.23		—	[5]	17	[6]
08-31-2015	11.50	0.12	(0.19)	(0.07)	(0.11)	(0.09)	—	(0.20)	11.23		(0.63)	5.44		1.06		1.05		—	[5]	32
08-31-2014	10.98	0.10	0.55	0.65	(0.09)	(0.04)	—	(0.13)	11.50	5.95		16.81		1.25		0.91		—	[5]	22
08-31-2013[7]	11.26	0.11	(0.14)	(0.03)	(0.07)	(0.18)	—	(0.25)	10.98	(0.30	) [8]	15.88	[9]	1.25	[9]	0.93	[9]	—	[5]	27	[10]
CLASS R2
08-31-2016	11.23	0.15	0.33	0.48	(0.16)	(0.16)	—	(0.32)	11.39	4.41		0.94		0.67		1.39		—	[5]	17	[6]
08-31-2015	11.50	0.14	(0.18)	(0.04)	(0.14)	(0.09)	—	(0.23)	11.23		(0.38)	4.59		0.82		1.24		—	[5]	32
08-31-2014	10.98	0.13	0.55	0.68	(0.12)	(0.04)	—	(0.16)	11.50	6.22		16.81		1.00		1.16		—	[5]	22
08-31-2013[7]	11.26	0.13	(0.13)	—	(0.10)	(0.18)	—	(0.28)	10.98	(0.05	) [8]	15.64	[9]	1.00	[9]	1.18	[9]	—	[5]	27	[10]
CLASS R4
08-31-2016	11.22	0.18	0.33	0.51	(0.18)	(0.16)	—	(0.34)	11.39	4.65		0.81		0.45		1.64		—	[5]	17	[6]
08-31-2015	11.50	0.17	(0.19)	(0.02)	(0.17)	(0.09)	—	(0.26)	11.22		(0.22)	5.29		0.65		1.46		—	[5]	32
08-31-2014	10.98	0.16	0.55	0.71	(0.15)	(0.04)	—	(0.19)	11.50	6.48		16.19		0.75		1.42		—	[5]	22
08-31-2013	11.26	0.16	(0.14)	0.02	(0.12)	(0.18)	—	(0.30)	10.98	0.20		21.18		0.75		1.42		—	[5]	27
08-31-2012[11]	11.03	0.04	0.19	0.23	—	—	—	—	11.26	2.09	[8]	20.89	[9]	0.66	[9]	1.04	[9]	—	[5]	133	[12]
Class R6
08-31-2016	11.22	0.16	0.35	0.51	(0.20)	(0.16)	—	(0.36)	11.37	4.66		0.56		0.28		1.55		2		17	[6]
08-31-2015	11.51	0.19	(0.19)	—	(0.20)	(0.09)	—	(0.29)	11.22		(0.05)	2.82		0.46		1.65		—	[5]	32
08-31-2014	10.98	0.19	0.56	0.75	(0.18)	(0.04)	—	(0.22)	11.51	6.84		8.15		0.50		1.66		—	[5]	22
08-31-2013[7]	11.26	0.18	(0.13)	0.05	(0.15)	(0.18)	—	(0.33)	10.98	0.45	[8]	12.19	[9]	0.50	[9]	1.64	[9]	—	[5]	27	[10]
CLASS 1
08-31-2016	11.22	0.20	0.31	0.51	(0.19)	(0.16)	—	(0.35)	11.38	4.70		0.59		0.33		1.78		627		17	[6]
08-31-2015	11.51	0.18	(0.19)	(0.01)	(0.19)	(0.09)	—	(0.28)	11.22		(0.10)	0.55		0.51		1.60		404		32
08-31-2014	10.98	0.18	0.56	0.74	(0.17)	(0.04)	—	(0.21)	11.51	6.79		0.55		0.55		1.61		440		22
08-31-2013	11.26	0.18	(0.13)	0.05	(0.15)	(0.18)	—	(0.33)	10.98	0.40		0.55		0.55		1.57		404		27
08-31-2012	10.68	0.19	0.54	0.73	(0.15)	— [13]	—	(0.15)	11.26	6.92		0.32		0.31		1.79		293		133

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06% - 0.65%, 0.07% - 0.65%, 0.08%-0.65%, 0.10% - 0.65% and 0.10% - 0.63%, for the periods ended 8-31-16, 8-31-15, 8-31-14, 8-31-13 and 8-31-12 respectively.
5	Less than $500,000.
6	Excludes merger activity.
7	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
11	The inception date for Class R4 shares is 5-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       42

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, ten of which (collectively Retirement Choices Portfolios or the portfolios, and each individually, the portfolio), are presented in this report. The Retirement Choices Portfolios are series of the Trust and operate as "funds of funds" that may invest in other series of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other investments.

The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class R1, Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ.

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

On April 22, 2016, Retirement Choices at 2015 Portfolio changed its name to Retirement Choices Income Portfolio.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective NAVs each business day. Exchange-traded funds held by the portfolios are typically valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the portfolios can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       43

and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the portfolios had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the portfolios had no borrowings under either line of credit.

Commitment fees for the year ended August 31, 2016 were as follows:

Portfolio	Commitment fee
Retirement Choices at 2055 Portfolio	$1,574
Retirement Choices at 2050 Portfolio	2,337
Retirement Choices at 2045 Portfolio	2,633
Retirement Choices at 2040 Portfolio	3,042
Retirement Choices at 2035 Portfolio	3,657
Retirement Choices at 2030 Portfolio	4,147
Retirement Choices at 2025 Portfolio	4,355
Retirement Choices at 2020 Portfolio	3,397
Retirement Choices Income Portfolio	2,438

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such portfolio. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2016, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned at August 31, 2016, including short term-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
Retirement Choices at 2060 Portfolio	$3,749,543	$50,160	($803)	$49,357
Retirement Choices at 2055 Portfolio	149,489,220	3,093,593	(16,400)	3,077,193
Retirement Choices at 2050 Portfolio	482,292,236	43,579,228	(2,756,980)	40,822,248
Retirement Choices at 2045 Portfolio	613,849,773	69,929,454	(3,727,167)	66,202,287
Retirement Choices at 2040 Portfolio	805,069,419	93,639,954	(4,829,043)	88,810,911
Retirement Choices at 2035 Portfolio	1,074,862,146	127,477,427	(6,456,606)	121,020,821
Retirement Choices at 2030 Portfolio	1,303,501,041	147,483,846	(6,662,833)	140,821,013
Retirement Choices at 2025 Portfolio	1,400,459,083	140,384,427	(7,172,223)	133,212,204
Retirement Choices at 2020 Portfolio	943,206,103	68,119,961	(3,739,674)	64,380,287
Retirement Choices Income Portfolio	612,773,293	18,481,938	(1,321,453)	17,160,485

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended August 31, 2016 was as follows:

Portfolio	Ordinary income	Long term capital gains	Total
Retirement Choices at 2055 Portfolio	$1,437,620	$365,039	$1,802,659
Retirement Choices at 2050 Portfolio	8,442,673	6,637,262	15,079,935
Retirement Choices at 2045 Portfolio	11,221,298	8,472,084	19,693,382
Retirement Choices at 2040 Portfolio	14,916,086	11,249,184	26,165,270
Retirement Choices at 2035 Portfolio	20,886,501	14,999,467	35,885,968
Retirement Choices at 2030 Portfolio	25,413,136	18,809,598	44,222,734
Retirement Choices at 2025 Portfolio	28,626,984	18,454,789	47,081,773
Retirement Choices at 2020 Portfolio	20,228,366	13,173,044	33,401,410

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       44

Portfolio	Ordinary income	Long term capital gains	Total
Retirement Choices Income Portfolio	7,054,014	5,344,338	12,398,352

The tax character of distributions for the year ended August 31, 2015 was as follows:

Portfolio	Ordinary income	Long term capital gains	Total
Retirement Choices at 2055 Portfolio	$337,998	$3	$338,001
Retirement Choices at 2050 Portfolio	7,673,007	1,933,002	9,606,009
Retirement Choices at 2045 Portfolio	10,412,321	1,445,368	11,857,689
Retirement Choices at 2040 Portfolio	13,793,085	2,636,016	16,429,101
Retirement Choices at 2035 Portfolio	18,951,079	4,687,303	23,638,382
Retirement Choices at 2030 Portfolio	23,048,773	5,374,096	28,422,869
Retirement Choices at 2025 Portfolio	24,043,921	5,170,102	29,214,023
Retirement Choices at 2020 Portfolio	19,209,270	3,497,688	22,706,958
Retirement Choices Income Portfolio	8,525,495	2,001,368	10,526,863

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long term capital gains
Retirement Choices at 2060 Portfolio	$2,391	—
Retirement Choices at 2055 Portfolio	569,040	$2,539,209
Retirement Choices at 2050 Portfolio	2,294,709	14,194,598
Retirement Choices at 2045 Portfolio	3,069,495	18,586,804
Retirement Choices at 2040 Portfolio	4,189,431	23,428,738
Retirement Choices at 2035 Portfolio	6,313,179	29,195,640
Retirement Choices at 2030 Portfolio	8,894,954	28,642,779
Retirement Choices at 2025 Portfolio	11,864,982	20,894,590
Retirement Choices at 2020 Portfolio	10,405,874	9,385,395
Retirement Choices Income Portfolio	5,070,360	2,066,090

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolio's financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. Each portfolio pays the Advisor a management fee for its services to the portfolio. The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

The fee on assets invested in a fund of the Trust or JHF III is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule.

Advisory fee on assets invested in a fund of the Trust and JHF III

Aggregate net assets of the portfolio
First $7.5 billion	0.060%
Excess over $7.5 billion	0.050%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       45

The fee on Other assets is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

Advisory fee on Other assets

Aggregate net assets of the portfolio
First $7.5 billion	0.510%
Excess over $7.5 billion	0.500%

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Advisor, act as subadvisors to the portfolios. The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements. The Advisor has contractually agreed to reduce its management fee and/or make payment to each portfolio in an amount equal to the amount by which "Other expenses" of each portfolio exceed 0.05% of the average annual net assets (on an annualized basis) of each portfolio. "Other expenses" means all of the expenses of each portfolio, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each portfolio's business, class specific fees, underlying fund expenses (acquired fund fees), and short dividend expense and all other class level expenses. The current expense limitation agreement expires on December 31, 2016, with the exception of retirement Choices at 2060 Portfolio, which expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R1, Class R2, Class R4, and Class R6 shares of the portfolios, including Rule 12b-1 fees, transfer agent and service fees, as applicable, to the extent they exceed 0.75%, 0.50%, 0.25%, and 0.00%, of the portfolios' average annual net assets (on an annualized basis), respectively. The current expense limitation agreement expires on December 31, 2016, with the exception of Retirement Choices at 2060 Portfolio, which expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its management fees and/or reimburse certain expenses including underlying fund expenses ("Acquired fund fees") to reduce the total annual portfolio operating expenses of the portfolios' average net assets, by the amounts indicated below. The current expense limitation agreement expires on December 31, 2016, with the exception of retirement Choices at 2060 Portfolio, which expires on December 31, 2017.

Portfolio		Portfolio
Retirement Choices at 2060 Portfolio	0.20%	Retirement Choices at 2035 Portfolio	0.20%
Retirement Choices at 2055 Portfolio	0.20%	Retirement Choices at 2030 Portfolio	0.20%
Retirement Choices at 2050 Portfolio	0.20%	Retirement Choices at 2025 Portfolio	0.20%
Retirement Choices at 2045 Portfolio	0.20%	Retirement Choices at 2020 Portfolio	0.22%
Retirement Choices at 2040 Portfolio	0.20%	Retirement Choices Income Portfolio	0.24%

Payments under this arrangement are intended to reimburse the portfolios for indirect net expenses associated with the portfolios' investments in underlying funds.

The Advisor has voluntarily agreed to waive its management fee or reimburse the portfolios so that the aggregate management fee retained by the Advisor with respect to each portfolio and the underlying investments in a portfolio does not exceed 0.51% of the portfolio's first $7.5 billion of average annual net assets and 0.50% of the portfolio's average annual net assets in excess of $7.5 billion. This voluntary waiver may be terminated at any time by the Advisor on notice to the portfolios.

For the year ended August 31, 2016, the expense reductions to these plans amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:

Portfolio	Class R1	Class R2	Class R4	Class R6	Class 1	Total
Retirement Choices at 2060 Portfolio	$14,210	$14,217	$14,219	$14,231	$46,954	$103,831
Retirement Choices at 2055 Portfolio	327	328	328	363	329,969	331,315
Retirement Choices at 2050 Portfolio	416	396	241	640	942,237	943,930
Retirement Choices at 2045 Portfolio	692	268	237	446	1,207,440	1,209,083
Retirement Choices at 2040 Portfolio	335	313	236	1,745	1,596,423	1,599,052
Retirement Choices at 2035 Portfolio	1,320	671	234	531	2,181,763	2,184,519
Retirement Choices at 2030 Portfolio	546	474	230	1,581	2,651,863	2,654,694
Retirement Choices at 2025 Portfolio	192	303	224	944	2,856,815	2,858,478
Retirement Choices at 2020 Portfolio	259	1,772	235	1,333	2,123,044	2,126,643
Retirement Choices Income Portfolio	387	612	358	1,585	1,252,008	1,254,950

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2016, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       46

Portfolio	Net annual effective rate	Portfolio	Net annual effective rate
Retirement Choices at 2060 Portfolio	—	Retirement Choices at 2035 Portfolio	0.02%
Retirement Choices at 2055 Portfolio	—	Retirement Choices at 2030 Portfolio	0.06%
Retirement Choices at 2050 Portfolio	—	Retirement Choices at 2025 Portfolio	0.12%
Retirement Choices at 2045 Portfolio	—	Retirement Choices at 2020 Portfolio	0.18%
Retirement Choices at 2040 Portfolio	—	Retirement Choices Income Portfolio	0.21%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios', including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the portfolios' average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class R1, Class R2, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for Class R1, Class R2 and Class R4 shares, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class R1	0.50%	0.25%	Class R4	0.25%	0.10%
Class R2	0.25%	0.25%	Class 1	0.05%	—

The portfolios' Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2016, with the exception of Retirement Choices at 2060 Portfolio, which expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2016:

Portfolio	Class R4
Retirement Choices at 2060 Portfolio	43
Retirement Choices at 2055 Portfolio	101
Retirement Choices at 2050 Portfolio	118
Retirement Choices at 2045 Portfolio	118
Retirement Choices at 2040 Portfolio	119
Retirement Choices at 2035 Portfolio	117
Retirement Choices at 2030 Portfolio	116
Retirement Choices at 2025 Portfolio	112
Retirement Choices at 2020 Portfolio	107
Retirement Choices Income Portfolio	139

Transfer agent fees. The portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were as follows:

Portfolio	Class	Distribution and service fees	Transfer agent fees
Retirement Choices at 2060 Portfolio	Class R1	$215	$7
	Class R2	108	7
	Class R4	108	7
	Class R6	—	8
	Class 1	147	—
	Total	$578	$29
Retirement Choices at 2055 Portfolio	Class R1	$506	$17
	Class R2	253	17
	Class R4	253	18
	Class R6	—	18
	Class 1	51,657	—

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       47

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Total	$52,669	$70
Retirement Choices at 2050 Portfolio	Class R1	$1,232	$35
	Class R2	688	33
	Class R4	296	20
	Class R6	—	49
	Class 1	231,260	—
	Total	$233,476	$137
Retirement Choices at 2045 Portfolio	Class R1	$2,507	$59
	Class R2	584	19
	Class R4	296	20
	Class R6	—	35
	Class 1	301,860	—
	Total	$305,247	$133
Retirement Choices at 2040 Portfolio	Class R1	$961	$29
	Class R2	433	27
	Class R4	295	20
	Class R6	—	136
	Class 1	399,106	—
	Total	$400,795	$212
Retirement Choices at 2035 Portfolio	Class R1	$4,259	$94
	Class R2	1,496	50
	Class R4	293	20
	Class R6	—	41
	Class 1	545,440	—
	Total	$551,488	$205
Retirement Choices at 2030 Portfolio	Class R1	$1,877	$42
	Class R2	1,084	37
	Class R4	288	20
	Class R6	—	125
	Class 1	662,964	—
	Total	$666,213	$224
Retirement Choices at 2025 Portfolio	Class R1	$692	$16
	Class R2	496	26
	Class R4	280	19
	Class R6	—	74
	Class 1	714,204	—
	Total	$715,672	$135
Retirement Choices at 2020 Portfolio	Class R1	$615	$20
	Class R2	3,736	127
	Class R4	267	18
	Class R6	—	$96
	Class 1	482,510	—
	Total	$487,128	$261
Retirement Choices Income Portfolio	Class R1	$823	$25
	Class R2	893	40
	Class R4	347	23
	Class R6	—	98
	Class 1	240,149	—
	Total	$242,212	$186

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the respective portfolio's Statement of

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       48

assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The portfolios' activity in this program during the period for which loans were outstanding was as follows:

Portfolio	Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Retirement Choices Income Portfolio	Borrower	$11,092,354	3	0.688%	($636)

Note 5 — Portfolio share transactions

Transactions in portfolios shares for the years ended August 31, 2016 and 2015 were as follows:

Retirement Choices at 2060 Portfolio

	Year ended 8-31-16[1]		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	10,000	$100,000	—	—
Net increase	10,000	$100,000	—	—
Class R2 shares
Sold	10,000	$100,000	—	—
Net increase	10,000	$100,000	—	—
Class R4 shares
Sold	10,007	$100,075	—	—
Net increase	10,007	$100,075	—	—
Class R6 shares
Sold	10,028	$100,295	—	—
Net increase	10,028	$100,295	—	—
Class 1 shares
Sold	308,797	$3,240,335	—	—
Net increase	308,797	$3,240,335	—	—
Total net increase	348,832	$3,640,705	—	—

1 Period from 3-30-16 (commencement of operations) to 8-31-16.

Retirement Choices at 2055 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	1,028	$9,585	—	—
Repurchased	(1)	(8)	—	—
Net increase	1,027	$9,577	—	—
Class 1 shares
Sold	8,030,198	$81,121,385	5,704,766	$60,512,642
Distributions reinvested	176,826	1,794,788	31,262	330,436
Repurchased	(199,947)	(2,079,406)	(315,901)	(3,366,730)
Net increase	8,007,077	$80,836,767	5,420,127	$57,476,348
Total net increase	8,008,104	$80,846,344	5,420,127	$57,476,348

There were no transactions in portfolio share for the years ended 8-31-16 and 8-31-15 for Class R1, Class R2, and Class R4 shares.

Retirement Choices at 2050 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	9,987	$119,276	2,500	$31,173
Distributions reinvested	82	972	28	340
Repurchased	(3,877)	(46,245)	—	—
Net increase	6,192	$74,003	2,528	$31,513

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       49

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	3,408	$40,429	7,708	$97,206
Distributions reinvested	181	2,139	106	1,320
Repurchased	(2,471)	(29,718)	(2,605)	(32,253)
Net increase	1,118	$12,850	5,209	$66,273
Class R6 shares
Sold	24,563	$288,226	3,062	$38,194
Distributions reinvested	153	1,796	24	303
Repurchased	(1,684)	(20,726)	(8)	(99)
Net increase	23,032	$269,296	3,078	$38,398
Class 1 shares
Sold	7,014,983	$82,403,642	6,545,068	$81,748,363
Distributions reinvested	1,280,496	15,058,639	774,278	9,593,302
Repurchased	(2,055,344)	(24,326,355)	(1,645,603)	(20,308,898)
Net increase	6,240,135	$73,135,926	5,673,743	$71,032,767
Total net increase	6,270,477	$73,492,075	5,684,558	$71,168,951

There were no transactions in portfolio share for the years ended 8-31-16 and 8-31-15 for Class R4 shares.

Retirement Choices at 2045 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	20,415	$275,640	15,030	$212,378
Distributions reinvested	242	3,214	112	1,569
Repurchased	(3,583)	(48,876)	(9,090)	(125,472)
Net increase	17,074	$229,978	6,052	$88,475
Class R2 shares
Sold	2,705	$36,023	7,719	$108,755
Distributions reinvested	222	2,945	110	1,538
Repurchased	(157)	(2,105)	(13,546)	(187,081)
Net increase (decrease)	2,770	$36,863	(5,717)	($76,788)
Class R6 shares
Sold	6,313	$85,119	5,157	$72,450
Distributions reinvested	191	2,517	4	59
Repurchased	(644)	(8,621)	(22)	(305)
Net increase	5,860	$79,015	5,139	$72,204
Class 1 shares
Sold	7,721,335	$101,584,435	6,686,068	$93,760,463
Distributions reinvested	1,490,182	19,670,400	850,913	11,844,710
Repurchased	(2,297,843)	(30,538,062)	(2,045,379)	(28,428,175)
Net increase	6,913,674	$90,716,773	5,491,602	$77,176,998
Total net increase	6,939,378	$91,062,629	5,497,076	$77,260,889

There were no transactions in portfolio share for the years ended 8-31-16 and 8-31-15 for Class R4 shares.

Retirement Choices at 2040 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	3,909	$51,204	2,740	$37,970
Distributions reinvested	4	51	—	—
Repurchased	(1,569)	(20,793)	(141)	(1,918)
Net increase	2,344	$30,462	2,599	$36,052

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       50

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	3,754	$50,009	12,417	$172,643
Distributions reinvested	12	162	729	10,133
Repurchased	(3,810)	(49,951)	(42,143)	(575,848)
Net decrease	(44)	$220	(28,997)	($393,072)
Class R6 shares
Sold	32,980	$437,635	52,601	$722,493
Distributions reinvested	1,869	24,534	193	2,679
Repurchased	(10,675)	(140,990)	(16,669)	(229,670)
Net increase	24,174	$321,179	36,125	$495,502
Class 1 shares
Sold	9,066,061	$119,309,396	8,630,765	$120,563,749
Distributions reinvested	1,986,912	26,127,900	1,182,868	16,406,373
Repurchased	(2,966,799)	(39,432,594)	(2,419,699)	(33,599,008)
Net increase	8,086,174	$106,004,702	7,393,934	$103,371,114
Total net increase	8,112,648	$106,356,563	7,403,661	$103,509,596

There were no transactions in portfolio share for the years ended 8-31-16 and 8-31-15 for Class R4 shares.

Retirement Choices at 2035 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	8,780	$115,649	39,043	$544,789
Distributions reinvested	888	11,616	—	—
Repurchased	(1,488)	(20,169)	(9,211)	(125,424)
Net increase	8,180	$107,096	29,832	$419,365
Class R2 shares
Sold	913	$11,998	19,877	$276,462
Distributions reinvested	620	8,092	384	5,275
Repurchased	(1,582)	(20,889)	(9,040)	(122,983)
Net increase (decrease)	(49)	($799)	11,221	$158,754
Class R6 shares
Sold	28,635	$380,970	37,039	$510,095
Distributions reinvested	578	7,531	485	6,651
Repurchased	(19,840)	(261,289)	(28,862)	(402,896)
Net increase	9,373	$127,212	8,662	$113,850
Class 1 shares
Sold	10,532,812	$137,348,430	11,277,728	$155,972,505
Distributions reinvested	2,755,691	35,851,546	1,723,809	23,616,184
Repurchased	(4,513,638)	(59,486,689)	(3,502,482)	(47,940,275)
Net increase	8,774,865	$113,713,287	9,499,055	$131,648,414
Total net increase	8,792,369	$113,946,796	9,548,770	$132,340,383

There were no transactions in portfolio share for the years ended 8-31-16 and 8-31-15 for Class R4 shares.

Retirement Choices at 2030 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	24,070	$310,172	13,356	$180,671
Distributions reinvested	269	3,438	112	1,503
Repurchased	(9,417)	(123,028)	(8,998)	(119,754)
Net increase	14,922	$190,582	4,470	$62,420

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       51

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	21,542	$278,451	8,634	$117,097
Distributions reinvested	299	3,816	566	7,589
Repurchased	(618)	(7,868)	(30,541)	(405,184)
Net increase (decrease)	21,223	$274,399	(21,341)	($280,498)
Class R6 shares
Sold	221,964	$2,880,973	34,618	$460,447
Distributions reinvested	1,168	14,857	266	3,562
Repurchased	(163,617)	(2,096,843)	(12,719)	(169,931)
Net increase	59,515	$798,987	22,165	$294,078
Class 1 shares
Sold	12,526,052	$161,333,914	12,215,309	$164,988,245
Distributions reinvested	3,471,692	44,194,641	2,122,607	28,400,482
Repurchased	(5,424,912)	(70,402,959)	(5,676,382)	(75,897,498)
Net increase	10,572,832	$135,125,596	8,661,534	$117,491,229
Total net increase	10,668,492	$136,389,564	8,666,828	$117,567,229

There were no transactions in portfolio share for the years ended 8-31-16 and 8-31-15 for Class R4 shares.

Retirement Choices at 2025 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	5,631	$70,596	11,805	$153,226
Distributions reinvested	182	2,243	113	1,457
Repurchased	(6,915)	(87,293)	(14,387)	(185,537)
Net decrease	(1,102)	($14,454)	(2,469)	($30,854)
Class R2 shares
Sold	187	$2,320	3,182	$41,234
Repurchased	—	—	(19)	(251)
Net increase	187	$2,320	3,163	$40,983
Class R6 shares
Sold	49,816	$631,830	20,189	$255,706
Distributions reinvested	691	8,467	590	7,580
Repurchased	(27,183)	(344,870)	(20,465)	(263,614)
Net increase	23,324	$295,427	314	($328)
Class 1 shares
Sold	12,713,427	$159,028,449	13,412,819	$173,877,746
Distributions reinvested	3,835,558	47,062,301	2,273,847	29,196,200
Repurchased	(6,839,201)	(85,836,658)	(6,524,087)	(84,067,210)
Net increase	9,709,784	$120,254,092	9,162,579	$119,006,736
Total net increase	9,732,193	$120,537,385	9,163,587	$119,016,537

There were no transactions in portfolio share for the years ended 8-31-16 and 8-31-15 for Class R4 shares.

Retirement Choices at 2020 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	1,647	$19,640	1,671	$20,523
Distributions reinvested	12	143	23	278
Repurchased	(396)	(4,747)	(1,329)	(16,259)
Net increase	1,263	$15,036	365	$4,542

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       52

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	6,334	$74,742	72,427	$884,362
Distributions reinvested	479	5,565	632	7,666
Repurchased	(38,428)	(458,556)	(26,320)	(319,330)
Net increase (decrease)	(31,615)	($378,249)	46,739	$572,698
Class R4 shares
Sold	16	$192	—	—
Repurchased	(16)	(182)	—	—
Net increase	—	$10	—	—
Class R6 shares
Sold	160,016	$1,925,260	14,210	$172,081
Distributions reinvested	491	5,687	636	7,684
Repurchased	(54,760)	(664,951)	(9,092)	(109,932)
Net increase	105,747	$1,265,996	5,754	$69,833
Class 1 shares
Sold	8,790,112	$104,446,437	8,381,438	$102,373,942
Distributions reinvested	2,883,598	33,363,225	1,877,666	22,682,205
Repurchased	(8,490,603)	(101,070,751)	(8,017,600)	(97,713,734)
Net increase	3,183,107	$36,738,911	2,241,504	$27,342,413
Total net increase	3,258,502	$37,641,704	2,294,362	$27,989,486

Retirement Choices Income Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	492	$5,556	328	$3,725
Issued in reorganization (Note 8)	11,713	131,027	—	—
Distributions reinvested	5	52	4	48
Repurchased	(376)	(4,235)	(315)	(3,573)
Net increase	11,834	$132,400	17	$200
Class R2 shares
Sold	567	$6,360	4,743	$54,026
Issued in reorganization (Note 8)	21,676	242,188	—	—
Distributions reinvested	58	637	39	445
Repurchased	(982)	(11,076)	(20)	(240)
Net increase	21,319	$238,109	4,762	$54,231
Class R4 shares
Issued in reorganization (Note 8)	9,014	$100,612	—	—
Net increase	9,014	$100,612	—	—
Class R6 shares
Sold	191,058	$2,135,475	—	—
Issued in reorganization (Note 8)	19,676	219,352	—	—
Distributions reinvested	—	—	222	2,502
Repurchased	(88,500)	(988,078)	(72)	(818)
Net increase	122,234	$1,366,749	150	$1,684
Class 1 shares
Sold	4,024,609	$45,160,050	4,543,129	$51,759,149
Issued in reorganization (Note 8)	22,539,557	251,307,050	—	—
Distributions reinvested	1,135,220	12,385,249	935,519	10,515,234
Repurchased	(8,648,610)	(96,790,667)	(7,676,734)	(87,254,229)
Net increase (decrease)	19,050,776	$212,061,682	(2,198,086)	($24,979,846)
Total net increase (decrease)	19,215,177	$213,899,552	(2,193,157)	($24,923,731)

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       53

Affiliates of the Trust owned shares of beneficial interest of the following portfolios on August 31, 2016:

Portfolio	Class	% by Class
Retirement Choices at 2060	Class R1	100%
Retirement Choices at 2060	Class R2	100%
Retirement Choices at 2060	Class R4	100%
Retirement Choices at 2060	Class R6	100%
Retirement Choices at 2055	Class R1	100%
Retirement Choices at 2055	Class R2	100%
Retirement Choices at 2055	Class R4	100%
Retirement Choices at 2055	Class R6	91%
Retirement Choices at 2050	Class R1	50%
Retirement Choices at 2050	Class R2	60%
Retirement Choices at 2050	Class R4	100%
Retirement Choices at 2050	Class R6	27%
Retirement Choices at 2045	Class R4	100%
Retirement Choices at 2045	Class R6	44%
Retirement Choices at 2040	Class R1	64%
Retirement Choices at 2040	Class R2	65%
Retirement Choices at 2040	Class R4	100%
Retirement Choices at 2035	Class R4	100%
Retirement Choices at 2030	Class R4	100%
Retirement Choices at 2025	Class R2	73%
Retirement Choices at 2025	Class R4	100%
Retirement Choices at 2020	Class R1	84%
Retirement Choices at 2020	Class R4	100%
Retirement Choices Income	Class R1	85%
Retirement Choices Income	Class R2	51%
Retirement Choices Income	Class R4	100%
Retirement Choices Income	Class R6	13%

In addition, affiliates of the Trust owned 100% of shares of beneficial interest of Class 1 shares of all portfolios on August 31, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to the following, for the year ended August 31, 2016:

Portfolio	Purchases	Sales
Retirement Choices at 2060	$3,627,481	$139
Retirement Choices at 2055	86,159,726	2,648,662
Retirement Choices at 2050	111,024,416	30,225,744
Retirement Choices at 2045	139,544,195	37,664,462
Retirement Choices at 2040	171,852,882	52,706,795
Retirement Choices at 2035	205,007,815	74,448,286
Retirement Choices at 2030	247,497,499	98,909,626
Retirement Choices at 2025	256,026,196	129,325,425
Retirement Choices at 2020	164,330,348	129,394,157
Retirement Choices Income	84,801,066	129,783,831

Note 7 — Investment in affiliated underlying funds

The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying fund's net assets. At August 31, 2016, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio	Affiliated Class NAV	Underlying fund's net asset %
Retirement Choices At 2050	John Hancock Funds II Strategic Equity Allocation Fund	5.2%
Retirement Choices At 2045	John Hancock Funds II Strategic Equity Allocation Fund	6.7%
Retirement Choices At 2040	John Hancock Funds II Strategic Equity Allocation Fund	8.6%
Retirement Choices At 2035	John Hancock Funds II Strategic Equity Allocation Fund	10.6%
Retirement Choices At 2030	John Hancock Funds II Strategic Equity Allocation Fund	10.9%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       54

Portfolio	Affiliated Class NAV	Underlying fund's net asset %
Retirement Choices At 2030	John Hancock Funds II Short Term Government Income Fund	5.0%
Retirement Choices At 2025	John Hancock Funds II Short Term Government Income Fund	8.7%
Retirement Choices At 2025	John Hancock Funds II Strategic Equity Allocation Fund	8.1%
Retirement Choices At 2020	John Hancock Funds II Short Term Government Income Fund	5.4%

Information regarding each portfolio's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Retirement Choices at 2060
Short Term Government Income	—	3,348	—	3,348	$13	—	—	$32,307
Strategic Equity Allocation	—	198,728	—	198,728	—	—	—	2,611,291
					13	$0	$0	$2,643,598
Retirement Choices at 2055
Short Term Government Income	56,898	87,539	5,875	138,562	$12,044	—	($867)	$1,337,126
Strategic Equity Allocation	3,424,799	4,881,057	80,861	8,224,995	962,703	$2,518,229	(84,562)	108,076,431
					$974,747	$2,518,229	($85,429)	$109,413,557
Retirement Choices at 2050
Short Term Government Income	396,705	125,301	46,209	475,797	$61,337	—	($17,139)	$4,591,436
Strategic Equity Allocation	22,450,635	6,085,017	405,021	28,130,631	5,079,569	$13,287,087	(488,067)	369,636,495
					$5,140,906	$13,287,087	($505,206)	$374,227,931
Retirement Choices at 2045
Short Term Government Income	392,241	117,345	47,509	462,077	$60,130	—	($19,493)	$4,459,038
Strategic Equity Allocation	29,390,840	7,779,300	598,793	36,571,347	6,625,372	$17,330,582	(764,091)	480,547,502
					$6,685,502	$17,330,582	($783,584)	$485,006,540
Retirement Choices at 2040
Short Term Government Income	453,328	153,523	60,686	546,165	$70,645	—	($25,215)	$5,270,491
Strategic Equity Allocation	38,528,944	8,651,282	543,632	46,636,594	8,511,507	$22,264,316	(650,128)	612,804,851
					$8,582,152	$22,264,316	($675,343)	$618,075,342
Retirement Choices at 2035
Short Term Government Income	1,170,999	274,731	91,220	1,354,510	$180,810	—	($38,247)	$13,071,019
Strategic Equity Allocation	49,246,426	9,602,492	1,129,683	57,719,235	10,921,550	$28,568,483	(1,293,709)	758,430,748
					$11,102,360	$28,568,483	($1,331,956)	$771,501,767
Retirement Choices at 2030
Short Term Government Income	1,365,714	300,294	39,262	1,626,746	$215,343	—	($16,492)	$15,698,097
Strategic Equity Allocation	52,505,715	9,577,865	2,719,720	59,363,860	11,324,665	$29,622,946	(1,522,016)	780,041,126
					$11,540,008	$29,622,946	($1,538,508)	$795,739,223
Retirement Choices at 2025
Short Term Government Income	2,382,282	489,502	61,676	2,810,108	$376,881	—	($26,052)	$27,117,547
Strategic Equity Allocation	41,264,973	7,607,387	4,739,666	44,132,694	8,591,167	$22,472,690	(1,430,169)	579,903,603
					$8,968,048	$22,472,690	($1,456,221)	$607,021,150
Retirement Choices at 2020
Short Term Government Income	1,590,094	274,797	98,724	1,766,167	$245,133	—	($40,438)	$17,043,515
Strategic Equity Allocation	17,013,402	3,653,405	4,167,872	16,498,935	3,312,533	$8,664,890	2,037,598	216,796,011
					$3,557,666	$8,664,890	$1,997,160	$233,839,526
Retirement Choices Income
Short Term Government Income	838,001	1,101,756	635,501	1,304,256	$133,959	—	($235,398)	$12,586,067
Strategic Equity Allocation	2,294,427	3,093,054	2,741,638	2,645,843	481,831	$1,260,368	1,175,090	34,766,372
					$615,790	$1,260,368	$939,692	$47,352,439

Note 8 — Reorganization

On April 11, 2016, the shareholders of Retirement Choices at 2010 (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Retirement Choices Income Portfolio (the Acquiring Portfolio) with a value equal to the net assets transferred.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       55

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio's shareholders of such Acquiring Portfolio's shares. The reorganization was intended to consolidate the Acquired Portfolio with a portfolio with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio's identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 22, 2016. The following outlines the reorganization:

Acquiring portfolio	Acquired portfolio	Acquired net asset value of the acquired portfolio	Appreciation of the acquired portfolio investment	Shares redeemed by the acquired portfolio	Shares issued by the acquiring portfolio	Acquiring portfolio net assets prior to combination	Acquiring portfolio total net assets after combination
Retirement Choices Income Portfolio	Retirement Choices at 2010 Portfolio	$252,000,229	$6,483,815	22,876,713	22,601,636	$393,095,681	$645,095,910

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio's Statement of operations at August 31, 2016. See Note 5 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on September 1, 2015, the beginning of the reporting period, the Acquiring Portfolio's pro forma results of operations for the year ended August 31, 2016 are as follow:

Net investment income	$11,772,008
Net realized and unrealized gain (loss)	13,493,164
Increase (decrease) in net assets from operations	$25,265,172

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       56

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios' investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds of John Hancock Retirement Income Portfolio (Formally known as John Hancock Retirement Choices at 2015 Portfolio), John Hancock Retirement Choices at 2020 Portfolio, John Hancock Retirement Choices at 2025 Portfolio, John Hancock Retirement Choices at 2030 Portfolio, John Hancock Retirement Choices at 2035 Portfolio, John Hancock Retirement Choices at 2040 Portfolio, John Hancock Retirement Choices at 2045 Portfolio, John Hancock Retirement Choices at 2050 Portfolio, John Hancock Retirement Choices at 2055 Portfolio and John Hancock Retirement Choices at 2060 Portfolio, each a portfolio of John Hancock Funds II (the "Trust") at August 31, 2016, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       57

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2016.

Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The portfolios below paid the following amounts in capital gain dividends.

Portfolio	Long term capital gains	Portfolio	Long term capital gains
Retirement Choices at 2055 Portfolio	$365,039	Retirement Choices at 2030 Portfolio	$18,809,598
Retirement Choices at 2050 Portfolio	6,637,262	Retirement Choices at 2025 Portfolio	18,454,789
Retirement Choices at 2045 Portfolio	8,472,084	Retirement Choices at 2020 Portfolio	13,173,044
Retirement Choices at 2040 Portfolio	11,249,184	Retirement Choices Income Portfolio	5,344,338
Retirement Choices at 2035 Portfolio	14,999,467

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       58

Joint Special Meeting of Shareholders

The funds, other than John Hancock Retirement Choices at 2060 Portfolio, held a Joint Special Meeting of Shareholders on April 11, 2016. The following proposals were separately considered by shareholders of the applicable fund:

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Choices at 2015 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
36,484,019.024	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Choices at 2020 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
82,792,318.738	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Choices at 2025 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
115,548,432.209	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Choices at 2030 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
103,849,265.394	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Choices at 2035 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
83,754,965.269	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Choices at 2040 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
60,629,327.022	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Choices at 2045 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
45,479,674.279	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Choices at 2050 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
38,890,934.562	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Choices at 2055 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
9,196,861.670	0	0

John Hancock Retirement Choices at 2015 Portfolio was renamed John Hancock Retirement Choices Income Portfolio on April 11, 2016.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       59

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the "Board") of John Hancock Funds II (the "Trust") of the Advisory Agreement (the "Advisory Agreement") and each of the Subadvisory Agreements (the "Subadvisory Agreements") with respect to each of the portfolios of the Trust included in this report (the "Funds" or the "Funds of Funds"). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 20-23, 2016 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Advisers, LLC (the "Advisor") and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, a "Subadvisor" and collectively, the "Subadvisors") with respect to each of the Funds identified in Appendix A.

In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the Funds' benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The Board noted the affiliation of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer ("CCO") regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and third-party service providers.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       60

(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds; and
(f)	the Advisor's reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the Funds' performance;
(b)	considered the comparative performance of each Fund's respective benchmark;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data; and
(d)	took into account the Advisor's analysis of each Fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally and with respect to particular Funds.

The Board reviewed Fund performance against each Fund's respective benchmarks and also concluded that the performance of each of the Funds generally has been in line with or outperformed the historical performance of comparable funds over the shorter-term, with certain exceptions noted in Appendix A. In such cases, the Board concluded that such performance is being monitored and reasonably addressed, where appropriate.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund. The Board considered each Fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund's ranking within broader groups of funds. In comparing each Fund's contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fees of the Funds. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management's discussion of the Funds' expenses, as well as any actions taken over the past several years to reduce the Funds' operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund of Funds, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Fund of Funds, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including each Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)	noted that the Funds' Subadvisors are affiliates of the Advisor;

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       61

(h)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the Funds, and that the Trust's distributor also receives Rule 12b-1 payments to support distribution of the products;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)	noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)	with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (the Subadvisors), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)	reviewed the Trust's advisory fee structure and concluded that (i) the Funds' fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management's discussion of the Funds' advisory fee structure; and
(c)	considered the effect of the Funds' growth in size on their performance and fees. The Board also noted that if the Funds' assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to each Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund's benchmark and comparable funds; and
(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of mutual fund data.

Nature, Extent and Quality of Services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to a Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       62

Subadvisor Compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from the Subadvisors' relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to each Subadvisor. As noted above, the Board also considered, if available, each Fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds to fees charged by each Fund's Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund's performance as compared to the Fund's respective peer group and the benchmark index and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor's focus on each Subadvisor's performance. The Board also noted each Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements with respect to each Fund was based on a number of determinations, including the following:

(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	although not without variation, the performance of each Fund managed by a Subadvisor generally has been in line with or outperformed the historical performance of comparable funds over the shorter-term, with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that performance is being monitored and reasonably addressed);
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds.

In addition, the Trustees reviewed the subadvisory fee to be paid to each Subadvisor for the Funds of Funds and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.

Additional information relating to each Fund's fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       63

APPENDIX A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2015	Fees and expenses	Comments
Retirement Choices Income (formerly Retirement Choices at 2015) (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund underperformed for the one-, three- and five-year periods.

Lipper Category - The fund outperformed the average for the one-year period and underperformed the average for the three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-year period.

The Board took into account management's discussion of the fund's expenses.

Retirement Choices at 2020 (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund underperformed for the one-, three- and five-year periods.

Lipper Category - The fund outperformed the average for the one-year period and underperformed the average for the three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-year period.

The Board took into account management's discussion of the fund's expenses.

Retirement Choices at 2025 (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund underperformed for the one-, three- and five-year periods.

Lipper Category - The fund outperformed the average for the one-year period and underperformed the average for the three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-year period.

The Board took into account management's discussion of the fund's expenses.

Retirement Choices at 2030 (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund underperformed for the one-, three- and five-year periods.

Lipper Category - The fund outperformed the average for the one- and five-year periods and underperformed the average for the three-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one- and five-year periods.

The Board took into account management's discussion of the fund's expenses.

Retirement Choices at 2035 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund underperformed the average for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board took into account management's discussion of the fund's expenses.

Retirement Choices at 2040 (Manulife Asset Management (US)) (Manulife Asset Management (North America))

Benchmark Index - The fund underperformed for the one-, three- and five-year periods.

Lipper Category - The fund underperformed the average for the one-year period and outperformed the average for the three- and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the three- and five-year periods.

The Board took into account management's discussion of the fund's expenses.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       64

Portfolio (subadvisors)	Performance of fund, as of 12.31.2015	Fees and expenses	Comments
Retirement Choices at 2045 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-, three- and five-year periods. Lipper Category - The fund underperformed the average for the one-, three-, and five-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board took into account management's discussion of the fund's expenses.

Retirement Choices at 2050 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one- and three-year periods. Lipper Category - The fund underperformed the average for the one- and three-year periods.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board took into account management's discussion of the fund's expenses.

Retirement Choices at 2055 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund underperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board also noted the relatively short performance history of the fund.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       65

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       66

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman, and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       67

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       68

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The portfolios' complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The portfolios' Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT CHOICES PORTFOLIOS       69

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Retirement Choices Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF318217	RCPA 8/16 10/16

John Hancock

Retirement Living II Portfolios

Annual report 8/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile, but ultimately positive, stretch for investors. Major stock market indexes endured two corrections—declines of 10% or more—but recovered quickly both times, and the S&P 500 Index, Dow Jones Industrial Average, and NASDAQ Composite Index all went on to hit all-time highs in August. Corporate bonds, especially higher-yielding segments, followed a similar trajectory, selling off through February before mounting a comeback in the second half of the period. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. In such an environment, our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. The U.S. Federal Reserve has continued to take a cautious and gradual approach to raising rates, and that too should help support the markets here at home.

Looking ahead, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of August 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Retirement Living II Portfolios

2	Retirement Living II strategy at a glance
3	Discussion of portfolio performance
9	John Hancock Retirement Living through II 2055 Portfolio
10	John Hancock Retirement Living through II 2050 Portfolio
11	John Hancock Retirement Living through II 2045 Portfolio
12	John Hancock Retirement Living through II 2040 Portfolio
13	John Hancock Retirement Living through II 2035 Portfolio
14	John Hancock Retirement Living through II 2030 Portfolio
15	John Hancock Retirement Living through II 2025 Portfolio
16	John Hancock Retirement Living through II 2020 Portfolio
17	John Hancock Retirement Living through II 2015 Portfolio
18	John Hancock Retirement Living through II 2010 Portfolio
19	Your expenses
22	Portfolios' investments
26	Financial statements
36	Financial highlights
42	Notes to financial statements
54	Auditor's report
55	Tax information
56	Joint Special Meeting of Shareholders
57	Continuation of investment advisory and subadvisory agreements
63	Trustees and Officers
66	More information

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       1

Retirement Living II strategy at a glance

A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

The Retirement Living II Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.

•	Retirement Living II Portfolios with dates further off initially invest more aggressively in stock funds.
•	As a portfolio approaches its target date,[1] the allocation will gradually migrate to more conservative fixed-income funds.
•	Once the target date is reached, the allocation will continue to become increasingly conservative, investing primarily in fixed-income funds.

JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Retirement Living II Portfolios adjusts over time.

The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.

1 Based on an estimated retirement date.

2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       2

Discussion of portfolio performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

How did the global financial markets perform during the 12 months ended August 31, 2016?

The market environment continued to pose challenges, highlighted by slow growth across the global economy, volatility in commodity prices, and significant uncertainty with respect to the evolving monetary policies of the various central banks. The major equity markets experienced wide performance dispersion in the period, as the S&P 500 Index finished with a gain of 12.55% and the international developed markets gained just 0.38%, as measured by the MSCI EAFE Index. The emerging markets performed well, as gauged by the 12.25% return of the MSCI Emerging Markets Index, due in part to a weaker U.S. dollar and stabilization in commodity prices in the second half of the period.

Although many market participants initially believed the U.S. Federal Reserve (Fed) would increase short-term interest rates multiple times over the period, numerous obstacles—including slow growth and below-target inflation—largely kept the Fed on hold. These trends supported fixed-income prices and led to a sharp decline in yields in the United States, which enabled the Bloomberg Barclays U.S. Aggregate Bond Index to report a gain of 5.97%. Investment-grade corporate and high-yield bonds performed very well, as improving liquidity conditions, investors' demand for yield, and stabilizing commodity prices enabled yield spreads to tighten.

How did the portfolios perform in the annual period?

The Retirement Living II Portfolios performed well in the past 12 months. With the exception of the Retirement Living through II 2060 Portfolio, which opened on March 31, 2016, all of the portfolios outpaced their respective blended benchmarks and finished in the top 10% of their Morningstar peer groups. In managing the Portfolios, we use active asset allocation implemented with passive instruments. Asset allocation is therefore the primary driver of relative performance, while the effects of manager selection are the result of structural differences between each exchange-traded fund (ETF) and its respective benchmark.

How were the portfolios positioned at the end of the period?

In terms of specific asset classes, we hold a relatively positive outlook on U.S. equities over a three to five year horizon, but we are conscious of the potential risks associated with relatively high valuations and declining profitability. In contrast, we have a mixed view on the overseas markets due to the ongoing questions about the future of the European Union. However, we welcome the opportunities that may arise from market dislocations.

Our view on emerging-market equities continues to improve. Despite some adverse economic headlines, progress is afoot at the company level in terms of improving top-line growth, corporate profitability, returns on equity, and governance practices. Many countries have instituted reforms and rebalanced their economies, which could create opportunities to identify countries with economic growth potential well above that of the developed markets. Further, a increasing number of countries have become self-sustaining as growth in the consumer and technology sectors has helped reduce emerging-market economies' dependence on the direction of commodity prices.

We are less enthusiastic on the prospects for developed-market government bonds given that yields remain near generational lows. With that said, U.S. Treasuries offer competitive yields versus other major world markets, and they remain useful as a defensive investment with the potential to benefit in periods of heightened investor risk aversion. We continue to see the most compelling total

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       3

return opportunities in investment-grade corporate and high-yield bonds, where the added income provides a more favorable starting point for total returns. We are also positive on emerging-market bonds due to their above-average yields and reasonable valuations. In addition, most of the countries in the asset class are in far better financial condition to weather a downturn than at any time in the past 20 years.

We continue to believe special care should be taken to maintain a portfolio that can reasonably withstand unexpected shocks that might occur in the economic or geopolitical landscape, consistent with the level of risk investors are comfortable taking. Increasingly, we believe a global portfolio should include not only traditional equity and fixed-income securities, but also exposure to alternatives and nontraditional strategies, such as absolute return approaches. More broadly speaking, we continue to emphasize value, fundamentals, and diversification as the cornerstones of our strategy.

RETIREMENT LIVING THROUGH II 2055 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class 1 shares returned 9.39%. The custom blended benchmark gained 8.93%,1,2 and the Morningstar target date 2055 fund category average rose 7.22%.3

The portfolio's relative performance was aided by its asset allocation strategy in equities. Positions in technology stocks and real estate investment trusts, together with an overweight in U.S. large-cap stocks, made positive contributions to performance. An underweight in the emerging markets—which performed very well in the second half of the period— detracted, as did an overweight in developed-market international equities.

Allocation in the bond portfolio had a slightly positive effect on performance. The strongest contribution came from the portfolio's positioning in investment-grade fixed income, followed by its allocation to emerging-market debt. However, this was offset somewhat by an overweight position in bank loans.

Manager selection had a positive impact on performance relative to the benchmark, as the portfolio's holdings combined for a return modestly higher than the returns of the securities that make up the custom benchmark.

RETIREMENT LIVING THROUGH II 2050 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class 1 shares returned 9.46%. The custom blended benchmark gained 8.93%,1,2 and the Morningstar target date 2050 fund category average rose 7.52%.3

The portfolio's relative performance was aided by its asset allocation strategy in equities. Positions in technology stocks and real estate investment trusts, together with an overweight in U.S. large-cap stocks, made positive contributions to performance. An underweight in the emerging markets—which performed very well in the second half of the period— detracted, as did an overweight in developed-market international equities.

Allocation in the bond portfolio had a slightly positive effect on performance. The strongest contribution came from the portfolio's positioning in investment-grade fixed income, followed by its allocation to emerging-market debt. However, this was offset somewhat by an overweight position in bank loans.

Manager selection had a positive impact on performance relative to the benchmark, as the portfolio's holdings combined for a return modestly higher than the returns of the securities that make up the custom benchmark.

RETIREMENT LIVING THROUGH II 2045 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class 1 shares returned 9.41%. The custom blended benchmark gained 8.93%,1,2 and the Morningstar target date 2045 fund category average rose 7.19%.3

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       4

The portfolio's relative performance was aided by its asset allocation strategy in equities. Positions in technology stocks and real estate investment trusts, together with an overweight in U.S. large-cap stocks, made positive contributions to performance. An underweight in the emerging markets—which performed very well in the second half of the period— detracted, as did an overweight in developed-market international equities.

Allocation in the bond portfolio had a neutral effect on performance. The strongest contribution came from the portfolio's positioning in investment-grade fixed income, followed by its allocation to emerging-market debt. However, this was offset somewhat by an overweight position in bank loans.

Manager selection had a positive impact on performance relative to the benchmark, as the portfolio's holdings combined for a return modestly higher than the returns of the securities that make up the custom benchmark.

RETIREMENT LIVING THROUGH II 2040 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class 1 shares returned 9.42%. The custom blended benchmark gained 8.93%,1,2 and the Morningstar target date 2040 fund category average rose 7.29%.3

The portfolio's relative performance was aided by its asset allocation strategy in equities. Positions in technology stocks and real estate investment trusts, together with an overweight in the U.S. large-cap stocks, made positive contributions to performance. An underweight in the emerging markets—which performed very well in the second half of the period— detracted, as did an overweight in developed-market international equities.

Allocation in the bond portfolio had a small, but positive, effect on performance. The strongest contribution came from the portfolio's

RETIREMENT LIVING II 2055-2010 PORTFOLIOS' CLASS 1 SHARE RETURNS (%)

For the twelve months ended 8/31/16

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       5

positioning in investment-grade fixed income, followed by its allocation to emerging-market debt. However, this was offset somewhat by an overweight position in bank loans.

Manager selection had a positive impact on performance relative to the benchmark, as the portfolio's holdings combined for a return modestly higher than the returns of the securities that make up the custom benchmark. Since all of the portfolio's investments are passively managed, this gap is the result of the portfolio construction of each individual fund rather than active management decisions.

RETIREMENT LIVING THROUGH II 2035 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class 1 shares returned 9.24%. The custom blended benchmark gained 8.91%,1,2 and the Morningstar target date 2035 fund category average rose 7.04%.3

The portfolio's relative performance was aided by its asset allocation strategy in equities. Positions in technology stocks and real estate investment trusts, together with an overweight in the U.S. large-cap stocks, made positive contributions to performance. An underweight in the emerging markets—which performed very well in the second half of the period— detracted, as did an overweight in developed-market international equities.

Allocation in the bond portfolio was a slight detractor from performance. The strongest contribution came from the portfolio's positioning in investment-grade fixed income, followed by its allocation to emerging-market debt. However, this was offset somewhat by an overweight position in bank loans.

Manager selection had a positive impact on performance relative to the benchmark, as the portfolio's holdings combined for a return modestly higher than the returns of the securities that make up the custom benchmark.

RETIREMENT LIVING THROUGH II 2030 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class 1 shares returned 9.05%. The custom blended benchmark gained 8.81%,1,2 and the Morningstar target date 2030 fund category average rose 7.06%.3

The portfolio's relative performance was aided by its asset allocation strategy in equities. Positions in technology stocks and real estate investment trusts, together with an overweight in the U.S. large-cap stocks, made positive contributions to performance. An underweight in the emerging markets, which performed very well in the second half of the period, detracted.

Allocation in the bond portfolio was a slight detractor from performance. The strongest positive contribution came from the portfolio's positioning in the investment-grade space. An allocation to emerging-market bonds, which produced a robust gain, also aided performance. However, this was offset somewhat by an overweight position in bank loans.

Market index total returns

For the year ended August 31, 2016

U.S. Stocks	S&P 500 Index	12.55%
	Russell Midcap Index	9.91%
	Russell 2000 Index	8.59%
	FTSE NAREIT All Equity REIT Index	25.37%
International Stocks	MSCI EAFE Index	0.38%
	MSCI Emerging Markets Index	12.25%
	MSCI EAFE Small Cap Index	5.78%
Fixed Income	Bloomberg Barclays U.S. Aggregate Bond Index	5.97%
	Bank of America Merrill Lynch US. High Yield Master II Index	9.18%
	JPMorgan Global Government Bonds Unhedged Index	9.92%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       6

Manager selection had a positive impact on performance relative to the benchmark, as the portfolio's holdings combined for a return modestly higher than the returns of the securities that make up the custom benchmark.

RETIREMENT LIVING THROUGH II 2025 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class 1 shares returned 8.87%. The custom blended benchmark gained 8.60%,1,2 and the Morningstar target date 2025 fund category average rose 6.70%.3

The portfolio's relative performance was aided by its asset allocation strategy in equities. Positions in technology stocks and real estate investment trusts, together with an overweight in the U.S. large-cap stocks, made positive contributions to performance. An underweight in the emerging markets, which performed very well in the second half of the period, detracted.

Allocation in the bond portfolio was a slight detractor from performance. The strongest positive contribution came from the portfolio's positioning in the investment-grade space. An allocation to emerging-market bonds, which produced a robust gain, also aided performance. However, this was offset somewhat by an overweight position in bank loans.

Manager selection had a positive impact on performance relative to the benchmark, as the portfolio's holdings combined for a return modestly higher than the returns of the securities that make up the custom benchmark.

RETIREMENT LIVING THROUGH II 2020 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class 1 shares returned 8.62%. The custom blended benchmark gained 8.35%,1,2 and the Morningstar target date 2020 fund category average rose 6.37%.3

The portfolio's relative performance was aided by its asset allocation strategy in equities. Positions in technology stocks and real estate investment trusts, together with an overweight in the U.S. large-cap stocks, made positive contributions to performance. An underweight in the emerging markets, which performed very well in the second half of the period, detracted.

Allocation in the bond portfolio made a small contribution to performance. The strongest positive contribution came from the portfolio's positioning in the investment-grade space. An allocation to emerging-market bonds, which produced a robust gain, also aided performance. However, this was largely offset by an overweight position in bank loans.

Manager selection had a positive impact on performance relative to the benchmark, as the portfolio's holdings combined for a return modestly higher than the returns of the securities that make up the custom benchmark.

RETIREMENT LIVING THROUGH II 2015 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class 1 shares returned 8.47%. The custom blended benchmark gained 8.12%,1,2 and the Morningstar target date 2015 fund category average rose 6.28%.3

The portfolio's relative performance was aided by its asset allocation strategy in both bonds and equities. In the former, the strongest positive contribution came from the portfolio's positioning in the investment-grade space. An allocation to emerging-market bonds, which produced a robust gain, also aided performance. However, this was offset somewhat by an overweight position in bank loans.

Asset allocation in the equity portfolio was an additional plus, highlighted by an overweight in the U.S. large-cap stocks and a position in real estate investment trusts. An underweight in the emerging markets, which performed very well in the second half of the period, detracted slightly.

Manager selection had a positive impact on performance relative to the benchmark, as the portfolio's holdings combined for a return modestly higher than the returns of the securities that make up the custom benchmark.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       7

RETIREMENT LIVING THROUGH II 2010 PORTFOLIO

For the 12 months ended August 31, 2016, the portfolio's Class 1 shares returned 8.36%. The custom blended benchmark gained 7.91%,1,2 and the Morningstar target date 2010 fund category average rose 6.21%.3

The portfolio's relative performance was aided by its asset allocation strategy in both bonds and equities. In the former, the strongest positive contribution came from the portfolio's positioning in the investment-grade space. An allocation to emerging-market bonds, which produced a robust gain, also aided performance. However, these positives were somewhat offset by the combination of the portfolio's underweight in high-yield bonds and overweight in bank loans.

Asset allocation in the equity portfolio was an additional plus, highlighted by an overweight in U.S. large-cap stocks and a position in real estate investment trusts. An underweight in the emerging markets, which performed very well in the second half of the period, detracted slightly.

Manager selection had a positive impact on performance relative to the benchmark, as the portfolio's holdings combined for a return modestly higher than the returns of the securities that make up the custom benchmark.

MANAGED BY

Robert M. Boyda On the portfolio since 2010 Investing since 1979
Marcelle Daher, CFA On the portfolio since 2013 Investing since 1999
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000

1 The custom benchmarks reflect each portfolio's asset allocation under normal conditions. These blended benchmarks adjust over time to match each portfolio's glide path. Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The former Barclays indexes are now being cobranded the Bloomberg Barclays indexes.
2 It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
3 Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
Past performance does not guarantee future results.
The portfolio's performance depends on the advisor's ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Owning an exchange-traded fund (ETF) generally reflects the risks of owning the underlying securities it is designed to track. An ETF has its own fees and expenses, which are indirectly borne by the portfolio. The portfolio is subject to the same risks as the underlying funds in which it invests, which include the following: Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Each portfolio's name refers to the approximate retirement year of the investors for whom the portfolio's asset allocation strategy is designed. The portfolios with dates farther off initially allocate more aggressively to stock funds. As a portfolio approaches its target date, the allocation will gradually migrate to more conservative, fixed-income funds. The principal value of each portfolio is not guaranteed and you could lose money at any time, including at, or after, the target date. Please see the portfolio's prospectuses for additional information.
The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       8

John Hancock Retirement Living through II 2055 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through II 2055 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.*

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

*Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The former Barclays indexes are now being cobranded the Bloomberg Barclays indexes.

ASSET ALLOCATION (%)

Affiliated investment companies	62.2
Large blend	62.2
Unaffiliated investment companies/ Exchange-traded funds	37.8
Equity	30.2
Fixed income	7.6

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	9.45	9.39	12.55	5.97	8.93
Since inception	5.09	5.03	8.70	4.34	5.19
Cumulative returns
Since inception	12.85	12.70	22.54	10.90	13.12

Performance figures assume all distributions are reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R6	Class 1
Gross (%)	3.92	3.95
Net (%)	0.46	0.51

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       9

John Hancock Retirement Living through II 2050 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through II 2050 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	62.2
Large blend	62.2
Unaffiliated investment companies/ Exchange-traded funds	37.8
Equity	30.1
Fixed income	7.7

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	9.52	9.46	12.55	5.97	8.93
Since inception	6.16	6.11	9.82	4.15	6.06
Cumulative returns
Since inception	18.35	18.16	30.18	12.15	18.02

Performance figures assume all distributions are reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R6	Class 1
Gross (%)	1.95	1.98
Net (%)	0.46	0.51

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       10

John Hancock Retirement Living through II 2045 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through II 2045 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns..

ASSET ALLOCATION (%)

Affiliated investment companies	62.2
Large blend	62.2
Unaffiliated investment companies/ Exchange-traded funds	37.8
Equity	30.1
Fixed income	7.7

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	9.35	9.41	12.55	5.97	8.93
Since inception	6.08	6.04	9.82	4.15	6.06
Cumulative returns
Since inception	18.07	17.95	30.18	12.15	18.02

Performance figures assume all distributions are reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R6	Class 1
Gross (%)	1.38	1.42
Net (%)	0.46	0.51

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       11

John Hancock Retirement Living through II 2040 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through II 2040 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 66.50% Russell 3000 Index, 28.50% MSCI AC World ex-US Index, 4.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns..

ASSET ALLOCATION (%)

Affiliated investment companies	62.1
Large blend	62.1
Unaffiliated investment companies/ Exchange-traded funds	37.9
Equity	30.3
Fixed income	7.6

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	9.46	9.42	12.55	5.97	8.93
Since inception	6.16	6.09	9.82	4.15	6.06
Cumulative returns
Since inception	18.34	18.11	30.18	12.15	18.02

Performance figures assume all distributions are reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R6	Class 1
Gross (%)	1.27	1.30
Net (%)	0.46	0.51

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       12

John Hancock Retirement Living through II 2035 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through II 2035 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 63.70% Russell 3000 Index, 27.30% MSCI AC World ex-US Index, 7.20% Bloomberg Barclays U.S. Aggregate Bond Index, and 1.80% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	59.3
Large blend	59.3
Unaffiliated investment companies/ Exchange-traded funds	40.7
Equity	28.9
Fixed income	11.8

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	9.20	9.24	12.55	5.97	8.91
Since inception	6.04	6.01	9.82	4.15	6.06
Cumulative returns
Since inception	17.95	17.87	30.18	12.15	18.01

Performance figures assume all distributions are reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R6	Class 1
Gross (%)	1.06	1.09
Net (%)	0.45	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       13

John Hancock Retirement Living through II 2030 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through II 2030 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 58.10% Russell 3000 Index, 24.90% MSCI AC World ex-US Index, 13.60% Bloomberg Barclays U.S. Aggregate Bond Index, and 3.40% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	53.4
Large blend	53.4
Unaffiliated investment companies/ Exchange-traded funds	46.6
Equity	26.1
Fixed income	20.5

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	9.10	9.05	12.55	5.97	8.81
Since inception	5.95	5.89	9.82	4.15	5.97
Cumulative returns
Since inception	17.66	17.48	30.18	12.15	17.74

Performance figures assume all distributions are reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R6	Class 1
Gross (%)	0.98	1.01
Net (%)	0.48	0.53

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       14

John Hancock Retirement Living through II 2025 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through II 2025 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 50.40% Russell 3000 Index, 21.60% MSCI AC World ex-US Index, 22.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 5.60% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	45.8
Large blend	45.8
Unaffiliated investment companies/ Exchange-traded funds	54.2
Fixed income	31.8
Equity	22.4

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	8.92	8.87	12.55	5.97	8.60
Since inception	5.80	5.72	9.82	4.15	5.85
Cumulative returns
Since inception	17.21	16.97	30.18	12.15	17.38

Performance figures assume all distributions are reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R6	Class 1
Gross (%)	0.96	0.99
Net (%)	0.49	0.54

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       15

John Hancock Retirement Living through II 2020 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through II 2020 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 42.00% Russell 3000 Index, 18.00% MSCI AC World ex-US Index, 32.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 8.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	37.7
Large blend	37.7
Unaffiliated investment companies/ Exchange-traded funds	62.3
Equity	44.0
Fixed income	18.3

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	8.78	8.62	12.55	5.97	8.35
Since inception	5.51	5.44	9.82	4.15	5.65
Cumulative returns
Since inception	16.31	16.08	30.18	12.15	16.75

Performance figures assume all distributions are reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R6	Class 1
Gross (%)	1.08	1.11
Net (%)	0.49	0.54

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       16

John Hancock Retirement Living through II 2015 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through II 2015 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 35.00% Russell 3000 Index, 15.00% MSCI AC World ex-US Index, 40.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 10.00% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower retuns.

ASSET ALLOCATION (%)

Affiliated investment companies	31.0
Large blend	31.0
Unaffiliated investment companies/ Exchange-traded funds	69.0
Fixed income	53.9
Equity	15.1

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	8.41	8.47	12.55	5.97	8.12
Since inception	5.13	5.09	9.82	4.15	5.45
Cumulative returns
Since inception	15.13	15.01	30.18	12.15	16.11

Performance figures assume all distributions are reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R6	Class 1
Gross (%)	1.66	1.69
Net (%)	0.48	0.53

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       17

John Hancock Retirement Living through II 2010 Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Living through II 2010 Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in one blended index and two separate indexes.

Index 1 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 29.75% Russell 3000 Index, 12.75% MSCI AC World ex-US Index, 46.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 11.50% Bank of America Merrill Lynch High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	25.6
Large blend	25.6
Unaffiliated investment companies/ Exchange-traded funds	74.4
Fixed income	61.8
Equity	12.6

As a percentage of total investments.

PERFORMANCE CHART

Total returns for the period ended 8-31-16 (%)

	Class R6[1]	Class 1[1]	Index 1	Index 2	Index 3
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	8.31	8.36	12.55	5.97	7.91
Since inception	5.02	4.98	9.82	4.15	5.26
Cumulative returns
Since inception	14.80	14.68	30.18	12.15	15.54

Performance figures assume all distributions are reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include the expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class R6	Class 1
Gross (%)	1.98	2.01
Net (%)	0.48	0.53

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors, as described in the portfolio's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       18

Your expenses

As a shareholder of a John Hancock Funds II Retirement Living II Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses that each portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2016 through August 31, 2016).

Actual expenses:

The first line of each share class in the tables below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios' prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       19

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 3-1-2016	Ending account value 8-31-2016	Expenses paid during period[1] 3-1-2016-8-31-2016	Annualized expense ratio[2]
Retirement Living through II 2060 Portfolio[3]
Class R6	Actual	$1,000.00	$1,030.00	$0.43	0.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,010.30	0.43	0.10%
Class 1	Actual	1,000.00	1,030.00	0.65	0.15%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,010.20	0.64	0.15%
Retirement Living through II 2055 Portfolio
Class R6	Actual	$1,000.00	$1,138.80	$0.43	0.08%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Class 1	Actual	1,000.00	1,138.80	0.65	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Retirement Living through II 2050 Portfolio
Class R6	Actual	$1,000.00	$1,138.90	$0.43	0.08%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Class 1	Actual	1,000.00	1,138.90	0.65	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Retirement Living through II 2045 Portfolio
Class R6	Actual	$1,000.00	$1,139.30	$0.43	0.08%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Class 1	Actual	1,000.00	1,139.30	0.65	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Retirement Living through II 2040 Portfolio
Class R6	Actual	$1,000.00	$1,138.90	$0.43	0.08%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Class 1	Actual	1,000.00	1,139.00	0.70	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.66	0.13%
Retirement Living through II 2035 Portfolio
Class R6	Actual	$1,000.00	$1,136.00	$0.48	0.09%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.46	0.09%
Class 1	Actual	1,000.00	1,135.90	0.75	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.71	0.14%
Retirement Living through II 2030 Portfolio
Class R6	Actual	$1,000.00	$1,129.30	$0.59	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Class 1	Actual	1,000.00	1,129.30	0.86	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.81	0.16%
Retirement Living through II 2025 Portfolio
Class R6	Actual	$1,000.00	$1,121.40	$0.80	0.15%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.76	0.15%
Class 1	Actual	1,000.00	1,120.40	1.07	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.02	0.20%
Retirement Living through II 2020 Portfolio
Class R6	Actual	$1,000.00	$1,112.90	$0.90	0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%
Class 1	Actual	1,000.00	1,113.10	1.17	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.12	0.22%
Retirement Living through II 2015 Portfolio
Class R6	Actual	$1,000.00	$1,103.80	$0.90	0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%
Class 1	Actual	1,000.00	1,103.80	1.22	0.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.17	0.23%
Retirement Living through II 2010 Portfolio
Class R6	Actual	$1,000.00	$1,097.60	$1.00	0.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.97	0.19%
Class 1	Actual	1,000.00	1,098.80	1.21	0.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.17	0.23%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 366 (to reflect the one-half year period).
[2]	The portfolios' expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       20

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

Period ended	Retirement Living through II 2060	Retirement Living through II 2055	Retirement Living through II 2050	Retirement Living through II 2045	Retirement Living through II 2040	Retirement Living through II 2035	Retirement Living through II 2030	Retirement Living through II 2025	Retirement Living through II 2020	Retirement Living through II 2015	Retirement Living through II 2010
8-31-16	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%	0.05%- 0.65%
[3]	Retirement Living through 2060 Portfolio commenced operations on 3-30-16.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       21

Portfolios' investments

RETIREMENT LIVING THROUGH II 2060 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 61.9%
Equity - 61.9%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	31,276	$410,960
UNAFFILIATED INVESTMENT COMPANIES - 37.6%
Exchange-traded funds - 37.6%
Financial Select Sector SPDR Fund	469	11,519
iShares Edge MSCI Min Vol USA ETF	724	33,282
iShares iBoxx $ Investment Grade Corporate Bond ETF	44	5,451
iShares J.P. Morgan USD Emerging Markets Bond ETF	18	2,110
iShares TIPS Bond ETF	9	1,044
PowerShares Senior Loan Portfolio	217	5,041
SPDR Barclays High Yield Bond ETF	245	8,952
Vanguard Dividend Appreciation ETF	260	22,142
Vanguard Energy ETF	83	7,890
Vanguard FTSE Developed Markets ETF	338	12,499
Vanguard FTSE Emerging Markets ETF	558	20,841
Vanguard Health Care ETF	33	4,395
Vanguard Information Technology ETF	142	16,740
Vanguard Intermediate-Term Bond ETF	50	4,385
Vanguard Intermediate-Term Corporate Bond ETF	141	12,641
Vanguard Materials ETF	24	2,597
Vanguard Mid-Cap ETF	199	25,755
Vanguard REIT ETF	74	6,584
Vanguard S&P 500 ETF	132	26,337
Vanguard Short-Term Inflation-Protected Securities ETF (I)	22	1,083
Vanguard Small-Cap ETF	65	7,949
Vanguard Total Bond Market ETF	123	10,358
SHORT-TERM INVESTMENTS - 10.4%
Money market funds - 10.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.2582% (Y)	68,665	68,665
Total investments (Cost $713,257) - 109.9%		$729,220
Other assets and liabilities, net - (9.9%)		(65,621)
Total net assets - 100.0%		$663,599

RETIREMENT LIVING THROUGH II 2055 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 62.2%
Equity - 62.2%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	1,609,354	$21,146,908
UNAFFILIATED INVESTMENT COMPANIES - 37.7%
Exchange-traded funds - 37.7%
Financial Select Sector SPDR Fund	21,005	515,883
iShares Edge MSCI Min Vol USA ETF	37,414	1,719,922
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,273	281,602
iShares J.P. Morgan USD Emerging Markets Bond ETF	956	112,062
iShares TIPS Bond ETF	482	55,931
PowerShares Senior Loan Portfolio	8,494	197,316
SPDR Barclays High Yield Bond ETF	12,700	464,058
Vanguard Dividend Appreciation ETF	13,447	1,145,147
Vanguard Energy ETF	4,460	423,968
Vanguard FTSE Developed Markets ETF	17,661	653,104
Vanguard FTSE Emerging Markets ETF	28,883	$1,078,780
Vanguard Health Care ETF	1,723	229,469
Vanguard Information Technology ETF	7,362	867,906
Vanguard Intermediate-Term Bond ETF	2,626	230,300
Vanguard Intermediate-Term Corporate Bond ETF	7,322	656,417
Vanguard Materials ETF	1,276	138,076
Vanguard Mid-Cap ETF	10,288	1,331,473
Vanguard REIT ETF	3,849	342,446
Vanguard S&P 500 ETF	6,870	1,370,702
Vanguard Short-Term Inflation-Protected Securities ETF (I)	1,137	55,986
Vanguard Small-Cap ETF	3,404	416,275
Vanguard Total Bond Market ETF	6,382	537,428
Total investments (Cost $32,843,107) - 99.9%		$33,971,159
Other assets and liabilities, net - 0.1%		32,512
Total net assets - 100.0%		$34,003,671

RETIREMENT LIVING THROUGH II 2050 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 62.1%
Equity - 62.1%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	2,233,110	$29,343,061
UNAFFILIATED INVESTMENT COMPANIES - 37.8%
Exchange-traded funds - 37.8%
Financial Select Sector SPDR Fund	30,674	753,353
iShares Edge MSCI Min Vol USA ETF	52,000	2,390,440
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,160	391,492
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,328	155,668
iShares TIPS Bond ETF	683	79,255
PowerShares Senior Loan Portfolio	12,198	283,360
SPDR Barclays High Yield Bond ETF	17,661	645,333
Vanguard Dividend Appreciation ETF	18,691	1,591,726
Vanguard Energy ETF	4,805	456,763
Vanguard FTSE Developed Markets ETF	24,322	899,428
Vanguard FTSE Emerging Markets ETF	40,142	1,499,304
Vanguard Health Care ETF	2,395	318,966
Vanguard Information Technology ETF	10,232	1,206,250
Vanguard Intermediate-Term Bond ETF	3,645	319,667
Vanguard Intermediate-Term Corporate Bond ETF	10,157	910,575
Vanguard Materials ETF	1,415	153,117
Vanguard Mid-Cap ETF	14,298	1,850,447
Vanguard REIT ETF	5,349	475,901
Vanguard S&P 500 ETF	10,332	2,061,441
Vanguard Short-Term Inflation-Protected Securities ETF (I)	1,609	79,227
Vanguard Small-Cap ETF	4,731	578,554
Vanguard Total Bond Market ETF	8,858	745,932
Total investments (Cost $45,681,190) - 99.9%		$47,189,260
Other assets and liabilities, net - 0.1%		38,372
Total net assets - 100.0%		$47,227,632

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       22

RETIREMENT LIVING THROUGH II 2045 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 62.2%
Equity - 62.2%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	3,543,259	$46,558,426
UNAFFILIATED INVESTMENT COMPANIES - 37.8%
Exchange-traded funds - 37.8%
Financial Select Sector SPDR Fund	48,087	1,181,017
iShares Edge MSCI Min Vol USA ETF	82,565	3,795,513
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,017	621,556
iShares J.P. Morgan USD Emerging Markets Bond ETF	2,109	247,217
iShares TIPS Bond ETF	1,085	125,903
PowerShares Senior Loan Portfolio	19,167	445,249
SPDR Barclays High Yield Bond ETF	28,115	1,027,322
Vanguard Dividend Appreciation ETF	29,677	2,527,293
Vanguard Energy ETF	7,991	759,624
Vanguard FTSE Developed Markets ETF	38,679	1,430,349
Vanguard FTSE Emerging Markets ETF	63,752	2,381,137
Vanguard Health Care ETF	3,804	506,617
Vanguard Information Technology ETF	16,247	1,915,359
Vanguard Intermediate-Term Bond ETF	5,788	507,608
Vanguard Intermediate-Term Corporate Bond ETF	16,127	1,445,786
Vanguard Materials ETF	2,359	255,267
Vanguard Mid-Cap ETF	22,703	2,938,222
Vanguard REIT ETF	8,494	755,711
Vanguard S&P 500 ETF	16,179	3,228,034
Vanguard Short-Term Inflation-Protected Securities ETF (I)	2,555	125,808
Vanguard Small-Cap ETF	7,512	918,644
Vanguard Total Bond Market ETF	14,066	1,184,498
Total investments (Cost $72,921,074) - 100.0%		$74,882,160
Other assets and liabilities, net - 0.0%		31,390
Total net assets - 100.0%		$74,913,550

RETIREMENT LIVING THROUGH II 2040 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 62.1%
Equity - 62.1%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	4,469,998	$58,735,778
UNAFFILIATED INVESTMENT COMPANIES - 37.9%
Exchange-traded funds - 37.9%
Financial Select Sector SPDR Fund	62,546	1,536,130
iShares Edge MSCI Min Vol USA ETF	104,119	4,786,350
iShares iBoxx $ Investment Grade Corporate Bond ETF	6,327	783,852
iShares J.P. Morgan USD Emerging Markets Bond ETF	2,659	311,688
iShares TIPS Bond ETF	1,369	158,859
PowerShares Senior Loan Portfolio	24,312	564,768
SPDR Barclays High Yield Bond ETF	35,357	1,291,945
Vanguard Dividend Appreciation ETF	37,423	3,186,943
Vanguard Energy ETF	10,106	960,676
Vanguard FTSE Developed Markets ETF	49,027	1,813,018
Vanguard FTSE Emerging Markets ETF	80,380	3,002,193
Vanguard Health Care ETF	4,797	638,864
Vanguard Information Technology ETF	20,488	2,415,330
Vanguard Intermediate-Term Bond ETF	7,299	640,122
Vanguard Intermediate-Term Corporate Bond ETF	20,338	1,823,302
Vanguard Materials ETF	2,949	$319,111
Vanguard Mid-Cap ETF	28,630	3,705,295
Vanguard REIT ETF	10,711	952,958
Vanguard S&P 500 ETF	20,451	4,080,384
Vanguard Short-Term Inflation-Protected Securities ETF (I)	3,222	158,651
Vanguard Small-Cap ETF	9,474	1,158,576
Vanguard Total Bond Market ETF	17,739	1,493,801
Total investments (Cost $91,366,800) - 100.0%		$94,518,594
Other assets and liabilities, net - 0.0%		35,541
Total net assets - 100.0%		$94,554,135

RETIREMENT LIVING THROUGH II 2035 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 59.4%
Equity - 59.4%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	5,515,795	$72,477,552
UNAFFILIATED INVESTMENT COMPANIES - 40.7%
Exchange-traded funds - 40.7%
Financial Select Sector SPDR Fund	76,140	1,869,997
iShares Edge MSCI Min Vol USA ETF	129,843	5,968,883
iShares iBoxx $ Investment Grade Corporate Bond ETF	12,033	1,490,768
iShares J.P. Morgan USD Emerging Markets Bond ETF	4,645	544,487
iShares TIPS Bond ETF	5,885	682,895
PowerShares Senior Loan Portfolio	35,986	835,955
SPDR Barclays High Yield Bond ETF	72,234	2,639,430
Vanguard Dividend Appreciation ETF	46,669	3,974,332
Vanguard Energy ETF	12,639	1,201,463
Vanguard FTSE Developed Markets ETF	55,712	2,060,230
Vanguard FTSE Emerging Markets ETF	96,962	3,621,531
Vanguard Health Care ETF	5,975	795,751
Vanguard Information Technology ETF	24,789	2,922,375
Vanguard Intermediate-Term Bond ETF	13,855	1,215,084
Vanguard Intermediate-Term Corporate Bond ETF	38,571	3,457,890
Vanguard Materials ETF	3,733	403,948
Vanguard Mid-Cap ETF	35,267	4,564,255
Vanguard REIT ETF	13,260	1,179,742
Vanguard S&P 500 ETF	26,585	5,304,239
Vanguard Short-Term Inflation-Protected Securities ETF (I)	13,857	682,319
Vanguard Small-Cap ETF	11,293	1,381,021
Vanguard Total Bond Market ETF	33,523	2,822,972
Total investments (Cost $118,166,282) - 100.1%		$122,097,119
Other assets and liabilities, net - (0.1%)		(85,988)
Total net assets - 100.0%		$122,011,131

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       23

RETIREMENT LIVING THROUGH II 2030 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 53.4%
Equity - 53.4%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	6,334,330	$83,233,095
UNAFFILIATED INVESTMENT COMPANIES - 46.6%
Exchange-traded funds - 46.6%
Financial Select Sector SPDR Fund	93,883	2,305,766
iShares Edge MSCI Min Vol USA ETF	149,709	6,882,123
iShares iBoxx $ Investment Grade Corporate Bond ETF	24,888	3,083,374
iShares J.P. Morgan USD Emerging Markets Bond ETF	12,383	1,451,535
iShares TIPS Bond ETF	12,075	1,401,183
PowerShares Senior Loan Portfolio	97,702	2,269,617
SPDR Barclays High Yield Bond ETF	185,998	6,796,367
Vanguard Dividend Appreciation ETF	53,812	4,582,630
Vanguard Energy ETF	13,944	1,325,517
Vanguard FTSE Developed Markets ETF	34,134	1,262,275
Vanguard FTSE Emerging Markets ETF	90,089	3,364,824
Vanguard Health Care ETF	7,027	935,856
Vanguard Information Technology ETF	29,108	3,431,542
Vanguard Intermediate-Term Bond ETF	28,751	2,521,463
Vanguard Intermediate-Term Corporate Bond ETF	80,113	7,182,131
Vanguard Materials ETF	4,108	444,527
Vanguard Mid-Cap ETF	39,215	5,075,205
Vanguard REIT ETF	16,432	1,461,955
Vanguard S&P 500 ETF	42,141	8,407,972
Vanguard Short-Term Inflation-Protected Securities ETF (I)	28,425	1,399,647
Vanguard Small-Cap ETF	8,760	1,071,262
Vanguard Total Bond Market ETF	69,864	5,883,247
Total investments (Cost $151,323,699) - 100.0%		$155,773,113
Other assets and liabilities, net - 0.0%		66,102
Total net assets - 100.0%		$155,839,215

RETIREMENT LIVING THROUGH II 2025 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 45.8%
Equity - 45.8%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	5,547,088	$72,888,736
UNAFFILIATED INVESTMENT COMPANIES - 54.2%
Exchange-traded funds - 54.2%
Financial Select Sector SPDR Fund	90,358	2,219,192
iShares Edge MSCI Min Vol USA ETF	174,008	7,999,148
iShares iBoxx $ Investment Grade Corporate Bond ETF	39,385	4,879,408
iShares J.P. Morgan USD Emerging Markets Bond ETF	16,679	1,955,112
iShares TIPS Bond ETF	16,449	1,908,742
PowerShares Senior Loan Portfolio	190,036	4,414,536
SPDR Barclays High Yield Bond ETF	295,039	10,780,725
Vanguard Dividend Appreciation ETF	62,545	5,326,332
Vanguard Energy ETF	13,568	1,289,774
Vanguard FTSE Developed Markets ETF	17,804	658,392
Vanguard FTSE Emerging Markets ETF	60,832	2,272,075
Vanguard Health Care ETF	6,174	822,253
Vanguard Information Technology ETF	24,985	2,945,482
Vanguard Intermediate-Term Bond ETF	45,489	3,989,385
Vanguard Intermediate-Term Corporate Bond ETF	126,897	11,376,316
Vanguard Materials ETF	4,010	$433,922
Vanguard Mid-Cap ETF	32,234	4,171,724
Vanguard REIT ETF	18,210	1,620,144
Vanguard S&P 500 ETF	25,943	5,176,147
Vanguard Short-Term Inflation-Protected Securities ETF (I)	38,731	1,907,114
Vanguard Small-Cap ETF	5,954	728,117
Vanguard Total Bond Market ETF	110,540	9,308,573
Total investments (Cost $154,045,560) - 100.0%		$159,071,349
Other assets and liabilities, net - 0.0%		6,181
Total net assets - 100.0%		$159,077,530

RETIREMENT LIVING THROUGH II 2020 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 37.7%
Equity - 37.7%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	3,451,719	$45,355,584
UNAFFILIATED INVESTMENT COMPANIES - 62.3%
Exchange-traded funds - 62.3%
Financial Select Sector SPDR Fund	55,733	1,368,802
iShares Edge MSCI Min Vol USA ETF	125,482	5,768,408
iShares iBoxx $ Investment Grade Corporate Bond ETF	42,075	5,212,672
iShares J.P. Morgan USD Emerging Markets Bond ETF	14,595	1,710,826
iShares TIPS Bond ETF	15,447	1,792,470
PowerShares Senior Loan Portfolio	206,583	4,798,923
SPDR Barclays High Yield Bond ETF	307,845	11,248,656
Vanguard Dividend Appreciation ETF	45,103	3,840,971
Vanguard Energy ETF	10,158	965,619
Vanguard FTSE Developed Markets ETF	11,992	443,464
Vanguard FTSE Emerging Markets ETF	26,422	986,862
Vanguard Health Care ETF	3,908	520,467
Vanguard Information Technology ETF	17,164	2,023,464
Vanguard Intermediate-Term Bond ETF	48,534	4,256,432
Vanguard Intermediate-Term Corporate Bond ETF	135,317	12,131,169
Vanguard Materials ETF	2,988	323,331
Vanguard Mid-Cap ETF	18,035	2,334,090
Vanguard REIT ETF	15,316	1,362,665
Vanguard S&P 500 ETF	8,501	1,696,120
Vanguard Short-Term Inflation-Protected Securities ETF (I)	36,335	1,789,135
Vanguard Small-Cap ETF	3,615	442,079
Vanguard Total Bond Market ETF	117,985	9,935,517
Total investments (Cost $116,581,341) - 100.0%		$120,307,726
Other assets and liabilities, net - 0.0%		11,407
Total net assets - 100.0%		$120,319,133

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       24

RETIREMENT LIVING THROUGH II 2015 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 31.0%
Equity - 31.0%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	1,106,008	$14,532,943
UNAFFILIATED INVESTMENT COMPANIES - 69.0%
Exchange-traded funds - 69.0%
Financial Select Sector SPDR Fund	10,238	251,445
iShares Edge MSCI Min Vol USA ETF	52,197	2,399,496
iShares iBoxx $ Investment Grade Corporate Bond ETF	21,204	2,626,964
iShares J.P. Morgan USD Emerging Markets Bond ETF	6,700	785,374
iShares TIPS Bond ETF	7,051	818,198
PowerShares Senior Loan Portfolio	96,423	2,239,906
SPDR Barclays High Yield Bond ETF	130,975	4,785,827
Vanguard Dividend Appreciation ETF	18,762	1,597,772
Vanguard Energy ETF	3,286	312,367
Vanguard FTSE Developed Markets ETF	2,164	80,025
Vanguard FTSE Emerging Markets ETF	7,416	276,988
Vanguard Health Care ETF	758	100,950
Vanguard Information Technology ETF	3,401	400,944
Vanguard Intermediate-Term Bond ETF	24,447	2,144,002
Vanguard Intermediate-Term Corporate Bond ETF	68,181	6,112,428
Vanguard Materials ETF	974	105,397
Vanguard Mid-Cap ETF	5,582	722,422
Vanguard REIT ETF	5,300	471,541
Vanguard S&P 500 ETF	1,300	259,376
Vanguard Short-Term Inflation-Protected Securities ETF (I)	16,593	817,039
Vanguard Small-Cap ETF	902	110,304
Vanguard Total Bond Market ETF	59,412	5,003,085
Total investments (Cost $45,227,076) - 100.0%		$46,954,793
Other assets and liabilities, net - 0.0%		14,661
Total net assets - 100.0%		$46,969,454

RETIREMENT LIVING THROUGH II 2010 PORTFOLIO

As of 8-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 25.6%
Equity - 25.6%
Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	578,202	$7,597,580
UNAFFILIATED INVESTMENT COMPANIES - 74.3%
Exchange-traded funds - 74.3%
Financial Select Sector SPDR Fund	1,747	42,906
iShares Edge MSCI Min Vol USA ETF	30,356	1,395,465
iShares iBoxx $ Investment Grade Corporate Bond ETF	15,527	1,923,640
iShares J.P. Morgan USD Emerging Markets Bond ETF	4,670	547,417
iShares TIPS Bond ETF	4,910	569,756
PowerShares Senior Loan Portfolio	78,814	1,830,849
SPDR Barclays High Yield Bond ETF	86,519	3,161,404
Vanguard Dividend Appreciation ETF	10,911	929,181
Vanguard Energy ETF	1,752	166,545
Vanguard FTSE Developed Markets ETF	131	4,844
Vanguard FTSE Emerging Markets ETF	3,320	124,002
Vanguard Information Technology ETF	491	57,884
Vanguard Intermediate-Term Bond ETF	17,926	1,572,110
Vanguard Intermediate-Term Corporate Bond ETF	49,978	4,480,528
Vanguard Materials ETF	517	55,945
Vanguard Mid-Cap ETF	2,810	$363,670
Vanguard REIT ETF	3,010	267,800
Vanguard S&P 500 ETF	1,472	293,693
Vanguard Short-Term Inflation-Protected Securities ETF (I)	11,558	569,116
Vanguard Small-Cap ETF	272	33,265
Vanguard Total Bond Market ETF	43,554	3,667,682
Total investments (Cost $28,401,443) - 99.9%		$29,655,282
Other assets and liabilities, net - 0.1%		14,959
Total net assets - 100.0%		$29,670,241

Percentages are based upon net assets.

Key to Security Abbreviations and Legend
ETF	Exchange-Traded Fund
FTSE	Financial Times and Stock Exchange
JHAM	John Hancock Asset Management
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipts
TIPS	Treasury Inflation Protected Security
(A)	The subadvisor is an affiliate of the advisor.
(G)	The portfolio's subadvisor is shown parenthetically.
(I)	Non-income producing.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       25

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 8-31-16

	Retirement Living through II 2060 Portfolio	Retirement Living through II 2055 Portfolio	Retirement Living through II 2050 Portfolio	Retirement Living through II 2045 Portfolio
Assets
Investments in unaffiliated funds, at value	$318,260	$12,824,251	$17,846,199	$28,323,734
Investments in affiliated funds, at value	410,960	21,146,908	29,343,061	46,558,426
Total investments, at value	729,220	33,971,159	47,189,260	74,882,160
Cash	—	121,123	144,830	128,875
Receivable for investments sold	—	—	25,539	1,078
Receivable for fund shares sold	4,590	86,103	58,806	44,673
Dividends and interest receivable	14	—	—	—
Receivable due from advisor	504	266	300	275
Other assets	31,498	1,137	7,716	6,116
Total assets	765,826	34,179,788	47,426,451	75,063,177
Liabilities
Payable for investments purchased	11,539	127,592	149,888	99,822
Payable for fund shares repurchased	—	—	—	—
Payable to affiliates
Accounting and legal services fees	7	405	565	895
Transfer agent fees	1	—	2	2
Trustees' fees	—	—	5	2
Other liabilities and accrued expenses	90,680	48,120	48,359	48,906
Total liabilities	102,227	176,117	198,819	149,627
Net assets	$663,599	$34,003,671	$47,227,632	$74,913,550
Net assets consist of
Paid-in capital	$647,099	$32,400,103	$45,068,956	$71,852,872
Undistributed net investment income (loss)	571	101,008	143,441	226,798
Accumulated undistributed net realized gain (loss) on investments	(34)	374,508	507,165	872,794
Net unrealized appreciation (depreciation) on investments	15,963	1,128,052	1,508,070	1,961,086
Net assets	$663,599	$34,003,671	$47,227,632	$74,913,550
Investments in unaffiliated funds, at cost	$312,878	$12,131,644	$16,855,652	$26,888,642
Investments in affiliated funds, at cost	$400,379	$20,711,463	$28,825,538	$46,032,432
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R6
Net assets	$105,990	$109,100	$109,914	$109,640
Shares outstanding	10,000	10,000	10,000	10,000
Net asset value, offering price and redemption price per share	$10.60	$10.91	$10.99	$10.96
Class 1
Net assets	$557,609	$33,894,571	$47,117,718	$74,803,910
Shares outstanding	52,618	3,106,582	4,286,638	6,827,047
Net asset value, offering price and redemption price per share	$10.60	$10.91	$10.99	$10.96

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       26

STATEMENTS OF ASSETS AND LIABILITIES 8-31-16

Continued

	Retirement Living through II 2040 Portfolio	Retirement Living through II 2035 Portfolio	Retirement Living through II 2030 Portfolio	Retirement Living through II 2025 Portfolio
Assets
Investments in unaffiliated funds, at value	$35,782,816	$49,619,567	$72,540,018	$86,182,613
Investments in affiliated funds, at value	58,735,778	72,477,552	83,233,095	72,888,736
Total investments, at value	94,518,594	122,097,119	155,773,113	159,071,349
Cash	213,092	309,110	119,306	111,307
Receivable for investments sold	—	78,046	94,484	413
Receivable for fund shares sold	82,557	—	150,543	81,931
Dividends and interest receivable	—	—	—	—
Receivable due from advisor	266	248	223	229
Other assets	6,196	6,307	6,450	6,466
Total assets	94,820,705	122,490,830	156,144,119	159,271,695
Liabilities
Payable for investments purchased	216,052	283,027	252,387	141,962
Payable for fund shares repurchased	—	145,329	—	—
Payable to affiliates
Accounting and legal services fees	1,142	1,488	1,881	1,952
Transfer agent fees	2	2	—	2
Trustees' fees	—	—	—	—
Other liabilities and accrued expenses	49,374	49,853	50,636	50,249
Total liabilities	266,570	479,699	304,904	194,165
Net assets	$94,554,135	$122,011,131	$155,839,215	$159,077,530
Net assets consist of
Paid-in capital	$90,219,477	$116,637,476	$149,268,706	$152,032,435
Undistributed net investment income (loss)	290,273	438,903	749,934	1,097,247
Accumulated undistributed net realized gain (loss) on investments	892,591	1,003,915	1,371,161	922,059
Net unrealized appreciation (depreciation) on investments	3,151,794	3,930,837	4,449,414	5,025,789
Net assets	$94,554,135	$122,011,131	$155,839,215	$159,077,530
Investments in unaffiliated funds, at cost	$33,746,588	$46,781,393	$69,077,761	$82,095,209
Investments in affiliated funds, at cost	$57,620,212	$71,384,889	$82,245,938	$71,950,351
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R6
Net assets	$109,925	$109,449	$109,202	$108,970
Shares outstanding	10,000	10,000	10,000	10,000
Net asset value, offering price and redemption price per share	$10.99	$10.94	$10.92	$10.90
Class 1
Net assets	$94,444,210	$121,901,682	$155,730,013	$158,968,560
Shares outstanding	8,597,568	11,134,809	14,262,793	14,591,844
Net asset value, offering price and redemption price per share	$10.98	$10.95	$10.92	$10.89

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       27

STATEMENTS OF ASSETS AND LIABILITIES 8-31-16

Continued

	Retirement Living through II 2020 Portfolio	Retirement Living through II 2015 Portfolio	Retirement Living through II 2010 Portfolio
Assets
Investments in unaffiliated funds, at value	$74,952,142	$32,421,850	$22,057,702
Investments in affiliated funds, at value	45,355,584	14,532,943	7,597,580
Total investments, at value	120,307,726	46,954,793	29,655,282
Cash	54,700	95,918	65,124
Receivable for investments sold	13,220	—	2,811
Receivable for fund shares sold	83,981	24,145	11,506
Dividends and interest receivable	—	—	—
Receivable due from advisor	252	295	307
Other assets	6,307	6,020	5,962
Total assets	120,466,186	47,081,171	29,740,992
Liabilities
Payable for investments purchased	96,113	62,872	22,490
Payable for fund shares repurchased	—	—	—
Payable to affiliates
Accounting and legal services fees	1,469	577	357
Transfer agent fees	2	2	2
Trustees' fees	—	6	7
Other liabilities and accrued expenses	49,469	48,260	47,895
Total liabilities	147,053	111,717	70,751
Net assets	$120,319,133	$46,969,454	$29,670,241
Net assets consist of
Paid-in capital	$115,363,452	$45,004,284	$28,353,747
Undistributed net investment income (loss)	1,081,449	461,550	350,208
Accumulated undistributed net realized gain (loss) on investments	147,847	(224,097)	(287,553)
Net unrealized appreciation (depreciation) on investments	3,726,385	1,727,717	1,253,839
Net assets	$120,319,133	$46,969,454	$29,670,241
Investments in unaffiliated funds, at cost	$71,869,207	$31,112,414	$21,109,593
Investments in affiliated funds, at cost	$44,712,134	$14,114,662	$7,291,850
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class R6
Net assets	$108,382	$107,448	$106,831
Shares outstanding	10,000	10,000	10,000
Net asset value, offering price and redemption price per share	$10.84	$10.74	$10.68
Class 1
Net assets	$120,210,751	$46,862,006	$29,563,410
Shares outstanding	11,096,337	4,363,779	2,769,174
Net asset value, offering price and redemption price per share	$10.83	$10.74	$10.68

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       28

STATEMENTS OF OPERATIONS For the year ended 8-31-16

	Retirement Living through II 2060 Portfolio	Retirement Living through II 2055 Portfolio	Retirement Living through II 2050 Portfolio	Retirement Living through II 2045 Portfolio
Investment income
Dividends	$659	$205,067	$293,043	$480,901
Income distributions received from affiliated funds	—	187,575	271,815	447,288
Interest	44	—	—	—
Total investment income	703	392,642	564,858	928,189
Expenses
Investment management fees	322	50,876	72,786	117,879
Distribution and service fees	44	11,581	16,481	26,524
Transfer agent fees	7	45	45	45
Accounting and legal services fees	18	2,969	4,258	6,901
State registration fees	126	16,163	45,172	44,738
Professional fees	30,527	36,633	36,890	37,419
Printing and postage	4,358	14,495	14,488	14,480
Custodian fees	8,625	11,225	11,700	11,700
Trustees' fees	3	458	607	914
Registration and filing fees	22,617	14,679	14,052	14,217
Other	2,169	5,651	5,700	5,789
Total expenses before reductions	68,816	164,775	222,179	280,606
Less expense reductions	(68,647)	(136,310)	(181,597)	(215,021)
Net expenses	169	28,465	40,582	65,585
Net investment income (loss)	534	364,177	524,276	862,604
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	(14)	(45,124)	(89,063)	(143,163)
Investments in affiliated funds	(20)	(53,886)	(101,276)	(93,434)
Capital gain distributions received from unaffiliated funds	—	468	599	876
Capital gain distributions received from affiliated funds	—	490,657	711,011	1,170,011
	(34)	392,115	521,271	934,290
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	5,382	928,278	1,358,642	2,079,016
Investments in affiliated funds	10,581	851,763	1,201,070	1,712,974
	15,963	1,780,041	2,559,712	3,791,990
Net realized and unrealized gain (loss)	15,929	2,172,156	3,080,983	4,726,280
Increase (decrease) in net assets from operations	$16,463	$2,536,333	$3,605,259	$5,588,884

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       29

STATEMENTS OF OPERATIONS For the year ended 8-31-16Continued

	Retirement Living through II 2040 Portfolio	Retirement Living through II 2035 Portfolio	Retirement Living through II 2030 Portfolio	Retirement Living through II 2025 Portfolio
Investment income
Dividends	$596,646	$883,799	$1,407,545	$2,013,253
Income distributions received from affiliated funds	538,416	741,607	816,563	853,381
Interest	—	—	—	—
Total investment income	1,135,062	1,625,406	2,224,108	2,866,634
Expenses
Investment management fees	147,359	205,175	288,933	365,639
Distribution and service fees	33,091	43,943	55,640	62,585
Transfer agent fees	45	45	45	45
Accounting and legal services fees	8,626	11,484	14,555	16,362
State registration fees	44,738	44,738	44,738	44,738
Professional fees	37,750	38,331	38,920	39,361
Printing and postage	14,489	14,433	14,386	14,473
Custodian fees	11,700	11,700	11,700	11,700
Trustees' fees	1,099	1,436	1,766	2,024
Registration and filing fees	14,542	14,590	14,939	14,313
Other	6,107	6,198	6,248	6,461
Total expenses before reductions	319,546	392,073	491,870	577,701
Less expense reductions	(237,345)	(273,782)	(313,276)	(336,140)
Net expenses	82,201	118,291	178,594	241,561
Net investment income (loss)	1,052,861	1,507,115	2,045,514	2,625,073
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	(229,550)	(481,838)	(437,617)	(621,836)
Investments in affiliated funds	(211,442)	(336,084)	(118,022)	(457,592)
Capital gain distributions received from unaffiliated funds	1,573	2,574	5,727	10,585
Capital gain distributions received from affiliated funds	1,408,383	1,939,887	2,135,958	2,232,265
	968,964	1,124,539	1,586,046	1,163,422
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	2,808,832	3,957,568	4,836,648	5,715,900
Investments in affiliated funds	2,517,702	2,960,626	3,156,976	3,047,728
	5,326,534	6,918,194	7,993,624	8,763,628
Net realized and unrealized gain (loss)	6,295,498	8,042,733	9,579,670	9,927,050
Increase (decrease) in net assets from operations	$7,348,359	$9,549,848	$11,625,184	$12,552,123

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       30

STATEMENTS OF OPERATIONS For the year ended 8-31-16Continued

	Retirement Living through II 2020 Portfolio	Retirement Living through II 2015 Portfolio	Retirement Living through II 2010 Portfolio
Investment income
Dividends	$1,896,051	$779,904	$579,493
Income distributions received from affiliated funds	546,420	162,858	99,087
Interest	—	—	—
Total investment income	2,442,471	942,762	678,580
Expenses
Investment management fees	314,413	125,919	90,674
Distribution and service fees	47,994	17,764	12,094
Transfer agent fees	45	44	44
Accounting and legal services fees	12,523	4,602	3,100
State registration fees	44,738	44,738	44,738
Professional fees	38,601	36,980	36,679
Printing and postage	14,454	14,466	14,478
Custodian fees	11,700	11,700	11,700
Trustees' fees	1,608	659	496
Registration and filing fees	14,029	13,934	13,805
Other	6,490	6,094	5,940
Total expenses before reductions	506,595	276,900	233,748
Less expense reductions	(306,015)	(199,377)	(180,436)
Net expenses	200,580	77,523	53,312
Net investment income (loss)	2,241,891	865,239	625,268
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	(510,931)	(187,396)	(125,274)
Investments in affiliated funds	(606,595)	(276,966)	(250,274)
Capital gain distributions received from unaffiliated funds	12,590	5,676	4,958
Capital gain distributions received from affiliated funds	1,429,320	426,003	259,190
	324,384	(32,683)	(111,400)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	4,413,957	1,732,056	1,196,016
Investments in affiliated funds	2,042,201	818,068	495,028
	6,456,158	2,550,124	1,691,044
Net realized and unrealized gain (loss)	6,780,542	2,517,441	1,579,644
Increase (decrease) in net assets from operations	$9,022,433	$3,382,680	$2,204,912

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       31

STATEMENTS OF CHANGES IN NET ASSETS

	Retirement Living through II 2060 Portfolio	Retirement Living through II 2055 Portfolio		Retirement Living through II 2050 Portfolio
	Period ended 8-31-16[1]	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$534	$364,177	$37,035	$524,276	$82,268
Net realized gain (loss)	(34)	392,115	30,502	521,271	90,055
Change in net unrealized appreciation (depreciation)	15,963	1,780,041	(682,592)	2,559,712	(1,099,358)
Increase (decrease) in net assets resulting from operations	16,463	2,536,333	(615,055)	3,605,259	(927,035)
Distributions to shareholders
From net investment income
Class R2[2]	—	(1,255)	(1,223)	(1,264)	(1,106)
Class R4[2]	—	(1,360)	(1,424)	(1,371)	(1,366)
Class R6	—	(1,538)	(1,626)	(1,553)	(1,626)
Class 1	—	(272,475)	(20,905)	(397,036)	(57,791)
From net realized gain
Class R2[2]	—	(236)	(170)	(362)	(173)
Class R4[2]	—	(236)	(170)	(362)	(173)
Class R6	—	(236)	(170)	(362)	(173)
Class 1	—	(43,306)	(2,313)	(95,928)	(6,595)
Total distributions	—	(320,642)	(28,001)	(498,238)	(69,003)
From portfolio share transactions	647,136	20,896,916	11,035,605	26,779,024	17,265,841
Total increase (decrease)	663,599	23,112,607	10,392,549	29,886,045	16,269,803
Net assets
Beginning of year	—	10,891,064	498,515	17,341,587	1,071,784
End of year	$663,599	$34,003,671	$10,891,064	$47,227,632	$17,341,587
Undistributed net investment income (loss)	$571	$101,008	$12,252	$143,441	$20,389

1 Period from 3-30-16 (commencement of operations) to 8-31-16.

2 Class R2 and R4 shares were liquidated on 6-15-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       32

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Retirement Living through II 2045 Portfolio		Retirement Living through II 2040 Portfolio		Retirement Living through II 2035 Portfolio
	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$862,604	$156,905	$1,052,861	$177,362	$1,507,115	$296,695
Net realized gain (loss)	934,290	112,859	968,964	127,247	1,124,539	176,574
Change in net unrealized appreciation (depreciation)	3,791,990	(1,885,509)	5,326,534	(2,245,638)	6,918,194	(3,050,030)
Increase (decrease) in net assets resulting from operations	5,588,884	(1,615,745)	7,348,359	(1,941,029)	9,549,848	(2,576,761)
Distributions to shareholders
From net investment income
Class R2[1]	(1,299)	(1,111)	(1,245)	(1,135)	(1,330)	(1,165)
Class R4[1]	(1,406)	(1,372)	(1,352)	(1,395)	(1,437)	(1,425)
Class R6	(1,584)	(1,632)	(1,532)	(1,655)	(1,623)	(1,685)
Class 1	(672,363)	(115,897)	(811,403)	(126,603)	(1,160,588)	(204,398)
From net realized gain
Class R2[1]	(353)	(183)	(330)	(186)	(356)	(184)
Class R4[1]	(353)	(183)	(330)	(186)	(356)	(184)
Class R6	(353)	(183)	(330)	(186)	(356)	(184)
Class 1	(154,955)	(13,442)	(181,019)	(14,660)	(262,994)	(23,786)
Total distributions	(832,666)	(134,003)	(997,541)	(146,006)	(1,429,040)	(233,011)
From portfolio share transactions	39,654,218	30,503,292	51,692,254	36,217,424	62,552,529	51,304,904
Total increase (decrease)	44,410,436	28,753,544	58,043,072	34,130,389	70,673,337	48,495,132
Net assets
Beginning of year	30,503,114	1,749,570	36,511,063	2,380,674	51,337,794	2,842,662
End of year	$74,913,550	$30,503,114	$94,554,135	$36,511,063	$122,011,131	$51,337,794
Undistributed net investment income (loss)	$226,798	$36,911	$290,273	$46,590	$438,903	$88,075

1 Class R2 and R4 shares were liquidated on 6-15-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       33

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Retirement Living through II 2030 Portfolio		Retirement Living through II 2025 Portfolio		Retirement Living through II 2020 Portfolio
	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$2,045,514	$502,378	$2,625,073	$615,411	$2,241,891	$535,127
Net realized gain (loss)	1,586,046	212,045	1,163,422	178,327	324,384	116,034
Change in net unrealized appreciation (depreciation)	7,993,624	(3,615,649)	8,763,628	(3,824,203)	6,456,158	(2,791,027)
Increase (decrease) in net assets resulting from operations	11,625,184	(2,901,226)	12,552,123	(3,030,465)	9,022,433	(2,139,866)
Distributions to shareholders
From net investment income
Class R2[1]	(1,399)	(1,102)	(1,468)	(971)	(1,552)	(856)
Class R4[1]	(1,505)	(1,362)	(1,573)	(1,230)	(1,657)	(1,114)
Class R6	(1,682)	(1,621)	(1,751)	(1,488)	(1,839)	(1,371)
Class 1	(1,503,160)	(317,436)	(1,848,554)	(321,514)	(1,526,269)	(219,678)
From net realized gain
Class R2[1]	(388)	(172)	(320)	(153)	(244)	(136)
Class R4[1]	(388)	(172)	(320)	(153)	(244)	(136)
Class R6	(388)	(172)	(320)	(154)	(244)	(136)
Class 1	(357,860)	(35,978)	(348,108)	(34,338)	(208,337)	(22,585)
Total distributions	(1,866,770)	(358,015)	(2,202,414)	(360,001)	(1,740,386)	(246,012)
From portfolio share transactions	81,187,847	64,166,849	70,265,436	77,103,462	52,112,833	60,845,108
Total increase (decrease)	90,946,261	60,907,608	80,615,145	73,712,996	59,394,880	58,459,230
Net assets
Beginning of year	64,892,954	3,985,346	78,462,385	4,749,389	60,924,253	2,465,023
End of year	$155,839,215	$64,892,954	$159,077,530	$78,462,385	$120,319,133	$60,924,253
Undistributed net investment income (loss)	$749,934	$180,997	$1,097,247	$290,498	$1,081,449	$312,428

1 Class R2 and R4 shares were liquidated on 6-15-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       34

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Retirement Living through II 2015 Portfolio		Retirement Living through II 2010 Portfolio
	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$865,239	$230,043	$625,268	$200,924
Net realized gain (loss)	(32,683)	(77,085)	(111,400)	(46,010)
Change in net unrealized appreciation (depreciation)	2,550,124	(857,567)	1,691,044	(490,387)
Increase (decrease) in net assets resulting from operations	3,382,680	(704,609)	2,204,912	(335,473)
Distributions to shareholders
From net investment income
Class R2[1]	(1,573)	(775)	(1,562)	(902)
Class R4[1]	(1,677)	(1,031)	(1,665)	(1,157)
Class R6	(1,860)	(1,287)	(1,844)	(1,413)
Class 1	(550,816)	(84,961)	(380,932)	(89,477)
From net realized gain
Class R2[1]	(302)	(111)	(571)	(103)
Class R4[1]	(302)	(111)	(571)	(103)
Class R6	(302)	(111)	(571)	(103)
Class 1	(92,118)	(7,619)	(121,308)	(6,748)
Total distributions	(648,950)	(96,006)	(509,024)	(100,006)
From portfolio share transactions	23,987,098	19,059,213	15,095,897	9,689,360
Total increase (decrease)	26,720,828	18,258,598	16,791,785	9,253,881
Net assets
Beginning of year	20,248,626	1,990,028	12,878,456	3,624,575
End of year	$46,969,454	$20,248,626	$29,670,241	$12,878,456
Undistributed net investment income (loss)	$461,550	$142,154	$350,208	$111,479

1 Class R2 and R4 shares were liquidated on 6-15-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       35

Financial highlights

Retirement Living through II 2060 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016[5]	10.00	0.03	0.57	0.60	—	—	—	—	10.60	6.00	[6]	52.88	[7]	0.10	[7]	0.60	[7]	106	1
CLASS 1
08-31-2016[5]	10.00	0.01	0.59	0.60	—	—	—	—	10.60	6.00	[6]	52.91	[7]	0.15	[7]	0.31	[7]	558	1

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65% for the period ended 8-31-16.
5	Period from 3-30-16 (commencement of operations) to 8-31-16.
6	Not annualized.
7	Annualized.

Retirement Living through II 2055 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016	10.14	0.19	0.75	0.94	(0.15)	(0.02)	—	(0.17)	10.91	9.45		0.69		0.07		1.90		109	8
08-31-2015	10.73	0.19	(0.60)	(0.41)	(0.16)	(0.02)	—	(0.18)	10.14		(3.91)	10.27		0.19		1.76		101	17
08-31-2014[5]	10.00	0.01	0.72	0.73	—	—	—	—	10.73	7.30	[6]	51.42	[7]	0.27	[7]	0.23	[7]	107	6
CLASS 1
08-31-2016	10.14	0.16	0.78	0.94	(0.15)	(0.02)	—	(0.17)	10.91	9.39		0.73		0.12		1.61		33,895	8
08-31-2015	10.73	0.08	(0.50)	(0.42)	(0.15)	(0.02)	—	(0.17)	10.14		(3.98)	3.08		0.24		0.75		10,587	17
08-31-2014[5]	10.00	0.01	0.72	0.73	—	—	—	—	10.73	7.30	[6]	33.10	[7]	0.32	[7]	0.19	[7]	177	6

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 3-26-14 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       36

Retirement Living through II 2050 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016	10.22	0.20	0.77	0.97	(0.16)	(0.04)	—	(0.20)	10.99	9.52		0.65		0.07		1.91		110	8
08-31-2015	10.82	0.19	(0.61)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.22		(3.96)	6.93		0.20		1.77		102	11
08-31-2014[5]	10.00	0.14	1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52	[6]	31.10	[7]	0.27	[7]	1.73	[7]	108	4
CLASS 1
08-31-2016	10.22	0.17	0.79	0.96	(0.15)	(0.04)	—	(0.19)	10.99	9.46		0.68		0.12		1.61		47,118	8
08-31-2015	10.82	0.10	(0.53)	(0.43)	(0.15)	(0.02)	—	(0.17)	10.22		(4.06)	1.38		0.25		0.95		17,035	11
08-31-2014[5]	10.00	0.07	1.15	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.51	[6]	15.06	[7]	0.32	[7]	0.79	[7]	748	4

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

Retirement Living through II 2045 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016	10.21	0.20	0.75	0.95	(0.16)	(0.04)	—	(0.20)	10.96	9.35		0.50		0.07		1.91		110	7
08-31-2015	10.82	0.19	(0.62)	(0.43)	(0.16)	(0.02)	—	(0.18)	10.21		(4.04)	6.46		0.20		1.77		102	16
08-31-2014[5]	10.00	0.14	1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52	[6]	28.18	[7]	0.27	[7]	1.73	[7]	108	10
CLASS 1
08-31-2016	10.20	0.17	0.78	0.95	(0.15)	(0.04)	—	(0.19)	10.96	9.41		0.53		0.12		1.64		74,804	7
08-31-2015	10.81	0.11	(0.54)	(0.43)	(0.16)	(0.02)	—	(0.18)	10.20		(4.09)	0.91		0.25		1.03		30,197	16
08-31-2014[5]	10.00	0.04	1.17	1.21	(0.22)	(0.03)	(0.15)	(0.40)	10.81	12.41	[6]	12.15	[7]	0.32	[7]	0.46	[7]	1,425	10

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       37

Financial highlights continued

Retirement Living through II 2040 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016	10.22	0.20	0.76	0.96	(0.16)	(0.03)	—	(0.19)	10.99	9.46		0.45		0.07		1.90		110	10
08-31-2015	10.82	0.19	(0.61)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.22		(3.92)	6.36		0.20		1.77		102	19
08-31-2014[5]	10.00	0.14	1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52	[6]	25.69	[7]	0.27	[7]	1.73	[7]	108	3
CLASS 1
08-31-2016	10.21	0.17	0.78	0.95	(0.15)	(0.03)	—	(0.18)	10.98	9.42		0.49		0.12		1.60		94,444	10
08-31-2015	10.81	0.10	(0.52)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.21		(3.98)	0.81		0.25		0.98		36,205	19
08-31-2014[5]	10.00	0.03	1.18	1.21	(0.22)	(0.03)	(0.15)	(0.40)	10.81	12.41	[6]	9.65	[7]	0.32	[7]	0.38	[7]	2,057	3

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

Retirement Living through II 2035 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016	10.21	0.20	0.73	0.93	(0.16)	(0.04)	—	(0.20)	10.94	9.20		0.42		0.09		1.98		109	10
08-31-2015	10.82	0.19	(0.61)	(0.42)	(0.17)	(0.02)	—	(0.19)	10.21		(3.99)	6.20		0.21		1.81		102	15
08-31-2014[5]	10.00	0.15	1.07	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.50	[6]	25.84	[7]	0.27	[7]	1.76	[7]	108	6
CLASS 1
08-31-2016	10.21	0.18	0.76	0.94	(0.16)	(0.04)	—	(0.20)	10.95	9.24		0.45		0.14		1.72		121,902	10
08-31-2015	10.82	0.12	(0.55)	(0.43)	(0.16)	(0.02)	—	(0.18)	10.21		(4.09)	0.64		0.26		1.08		51,032	15
08-31-2014[5]	10.00	0.03	1.19	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.49	[6]	9.80	[7]	0.32	[7]	0.33	[7]	2,519	6

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       38

Retirement Living through II 2030 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016	10.21	0.22	0.70	0.92	(0.17)	(0.04)	—	(0.21)	10.92	9.10		0.41		0.11		2.11		109	8
08-31-2015	10.77	0.21	(0.59)	(0.38)	(0.16)	(0.02)	—	(0.18)	10.21		(3.61)	6.16		0.24		1.94		102	22
08-31-2014[5]	10.00	0.16	0.89	1.05	(0.26)	(0.02)	—	(0.28)	10.77	11.88	[6]	23.76	[7]	0.29	[7]	1.88	[7]	108	4
CLASS 1
08-31-2016	10.21	0.19	0.72	0.91	(0.16)	(0.04)	—	(0.20)	10.92	9.05		0.44		0.16		1.85		155,730	8
08-31-2015	10.76	0.14	(0.52)	(0.38)	(0.15)	(0.02)	—	(0.17)	10.21		(3.61)	0.58		0.29		1.35		64,587	22
08-31-2014[5]	10.00	0.03	1.12	1.15	(0.26)	(0.02)	(0.11)	(0.39)	10.76	11.77	[6]	7.69	[7]	0.34	[7]	0.40	[7]	3,663	4

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

Retirement Living through II 2025 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016	10.21	0.24	0.66	0.90	(0.18)	(0.03)	—	(0.21)	10.90	8.92		0.43		0.14		2.31		109	12
08-31-2015	10.70	0.23	(0.56)	(0.33)	(0.14)	(0.02)	—	(0.16)	10.21		(3.10)	6.20		0.26		2.11		102	24
08-31-2014[5]	10.00	0.17	0.91	1.08	(0.36)	(0.02)	—	(0.38)	10.70	11.06	[6]	23.01	[7]	0.32	[7]	2.01	[7]	107	9
CLASS 1
08-31-2016	10.20	0.22	0.67	0.89	(0.17)	(0.03)	—	(0.20)	10.89	8.87		0.46		0.19		2.11		158,969	12
08-31-2015	10.70	0.16	(0.50)	(0.34)	(0.14)	(0.02)	—	(0.16)	10.20		(3.24)	0.59		0.31		1.53		78,157	24
08-31-2014[5]	10.00	0.05	1.03	1.08	(0.36)	(0.02)	—	(0.38)	10.70	11.05	[6]	6.90	[7]	0.37	[7]	0.66	[7]	4,429	9

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-17-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       39

Financial highlights continued

Retirement Living through II 2020 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016	10.17	0.26	0.61	0.87	(0.18)	(0.02)	—	(0.20)	10.84	8.78		0.50		0.16		2.53		108	18
08-31-2015	10.63	0.24	(0.55)	(0.31)	(0.14)	(0.01)	—	(0.15)	10.17		(2.96)	6.36		0.29		2.28		102	31
08-31-2014[5]	10.00	0.18	0.81	0.99	(0.34)	(0.02)	—	(0.36)	10.63	10.19	[6]	26.19	[7]	0.36	[7]	2.19	[7]	106	68
CLASS 1
08-31-2016	10.17	0.24	0.62	0.86	(0.18)	(0.02)	—	(0.20)	10.83	8.62		0.53		0.21		2.35		120,211	18
08-31-2015	10.62	0.18	(0.48)	(0.30)	(0.14)	(0.01)	—	(0.15)	10.17		(2.91)	0.70		0.34		1.76		60,619	31
08-31-2014[5]	10.00	0.09	0.89	0.98	(0.34)	(0.02)	—	(0.36)	10.62	10.07	[6]	10.03	[7]	0.41	[7]	1.13	[7]	2,147	68

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

Retirement Living through II 2015 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016	10.12	0.27	0.57	0.84	(0.19)	(0.03)	—	(0.22)	10.74	8.41		0.76		0.17		2.68		107	26
08-31-2015	10.53	0.25	(0.52)	(0.27)	(0.13)	(0.01)	—	(0.14)	10.12		(2.60)	6.92		0.33		2.42		101	59
08-31-2014[5]	10.00	0.19	0.69	0.88	(0.28)	(0.02)	(0.05)	(0.35)	10.53	9.04	[6]	28.33	[7]	0.39	[7]	2.34	[7]	105	108
CLASS 1
08-31-2016	10.11	0.25	0.59	0.84	(0.18)	(0.03)	—	(0.21)	10.74	8.47		0.79		0.22		2.47		46,862	26
08-31-2015	10.53	0.20	(0.49)	(0.29)	(0.12)	(0.01)	—	(0.13)	10.11		(2.75)	1.21		0.38		1.96		19,945	59
08-31-2014[5]	10.00	0.09	0.79	0.88	(0.28)	(0.02)	(0.05)	(0.35)	10.53	9.03	[6]	12.09	[7]	0.44	[7]	1.13	[7]	1,675	108

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       40

Retirement Living through II 2010 Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3]		Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
Class R6
08-31-2016	10.10	0.29	0.53	0.82	(0.18)	(0.06)	—	(0.24)	10.68	8.31		0.95		0.17		2.81		107	46
08-31-2015	10.48	0.26	(0.49)	(0.23)	(0.14)	(0.01)	—	(0.15)	10.10		(2.22)	7.31		0.38		2.54		101	115
08-31-2014[5]	10.00	0.19	0.63	0.82	(0.33)	(0.01)	—	(0.34)	10.48	8.40	[6]	24.35	[7]	0.42	[7]	2.29	[7]	105	12
CLASS 1
08-31-2016	10.09	0.27	0.56	0.83	(0.18)	(0.06)	—	(0.24)	10.68	8.36		0.99		0.22		2.64		29,563	46
08-31-2015	10.48	0.24	(0.48)	(0.24)	(0.14)	(0.01)	—	(0.15)	10.09		(2.36)	1.49		0.41		2.27		12,576	115
08-31-2014[5]	10.00	0.12	0.70	0.82	(0.33)	(0.01)	—	(0.34)	10.48	8.39	[6]	8.07	[7]	0.47	[7]	1.46	[7]	3,311	12

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05%-0.65%, 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively.
5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       41

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which (collectively, Retirement Living II Portfolios or the portfolios, and each individually the portfolio) are presented in this report. The Retirement Living II Portfolios are series of the Trust and operate as "funds of funds" that may invest in other series of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other investments.

The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class R2 and R4 shares were liquidated on June 15, 2016.

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Retirement Living through II 2060 Portfolio commenced operations on March 30, 2016.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies other than exchange-traded funds (ETFs) are valued at their respective NAVs each business day. ETFs held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the portfolios can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the portfolios had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. For the year ended August 31, 2016, the portfolios had no borrowings under either line of credit.

Commitment fees for the year ended August 31, 2016, were as follows:

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       42

Portfolio	Commitment fee	Portfolio	Commitment fee
Retirement Living through II 2060 Portfolio	$—	Retirement Living through II 2030 Portfolio	$1,589
Retirement Living through II 2055 Portfolio	1,414	Retirement Living through II 2025 Portfolio	1,611
Retirement Living through II 2050 Portfolio	1,433	Retirement Living through II 2020 Portfolio	1,556
Retirement Living through II 2045 Portfolio	1,472	Retirement Living through II 2015 Portfolio	1,439
Retirement Living through II 2040 Portfolio	1,498	Retirement Living through II 2010 Portfolio	1,418
Retirement Living through II 2035 Portfolio	1,541

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2016, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on August 31, 2016, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Retirement Living through II 2060 Portfolio	$713,291	$15,932	($3)	$15,929
Retirement Living through II 2055 Portfolio	32,953,172	1,018,417	(430)	1,017,987
Retirement Living through II 2050 Portfolio	45,874,189	1,315,567	(496)	1,315,071
Retirement Living through II 2045 Portfolio	73,189,086	1,695,024	(1,950)	1,693,074
Retirement Living through II 2040 Portfolio	91,868,575	2,650,019	—	2,650,019
Retirement Living through II 2035 Portfolio	119,095,080	3,002,097	(58)	3,002,039
Retirement Living through II 2030 Portfolio	152,088,510	3,712,286	(27,683)	3,684,603
Retirement Living through II 2025 Portfolio	155,150,638	3,958,323	(37,612)	3,920,711
Retirement Living through II 2020 Portfolio	117,669,146	2,689,478	(50,898)	2,638,580
Retirement Living through II 2015 Portfolio	45,854,361	1,105,707	(5,275)	1,100,432
Retirement Living through II 2010 Portfolio	28,985,815	669,467	—	669,467

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended August 31, 2016 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Retirement Living through II 2055 Portfolio	$276,628	$44,014	$320,642
Retirement Living through II 2050 Portfolio	401,224	97,014	498,238
Retirement Living through II 2045 Portfolio	676,652	156,014	832,666
Retirement Living through II 2040 Portfolio	815,532	182,009	997,541
Retirement Living through II 2035 Portfolio	1,164,978	264,062	1,429,040
Retirement Living through II 2030 Portfolio	1,507,746	359,024	1,866,770
Retirement Living through II 2025 Portfolio	1,853,346	349,068	2,202,414
Retirement Living through II 2020 Portfolio	1,531,317	209,069	1,740,386
Retirement Living through II 2015 Portfolio	555,926	93,024	648,950
Retirement Living through II 2010 Portfolio	409,007	100,017	509,024

The tax character of distributions for the year ended August 31, 2015 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Retirement Living through II 2055 Portfolio	$28,001	$0	$28,001
Retirement Living through II 2050 Portfolio	69,003	—	69,003

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       43

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Retirement Living through II 2045 Portfolio	134,003	—	134,003
Retirement Living through II 2040 Portfolio	146,006	—	146,006
Retirement Living through II 2035 Portfolio	233,011	—	233,011
Retirement Living through II 2030 Portfolio	358,015	—	358,015
Retirement Living through II 2025 Portfolio	360,001	—	360,001
Retirement Living through II 2020 Portfolio	246,012	—	246,012
Retirement Living through II 2015 Portfolio	96,006	—	96,006
Retirement Living through II 2010 Portfolio	98,197	1,809	100,006

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Retirement Living through II 2060 Portfolio	$571	$—
Retirement Living through II 2055 Portfolio	101,008	484,573
Retirement Living through II 2050 Portfolio	143,441	700,164
Retirement Living through II 2045 Portfolio	226,798	1,140,806
Retirement Living through II 2040 Portfolio	290,273	1,394,366
Retirement Living through II 2035 Portfolio	438,903	1,932,713
Retirement Living through II 2030 Portfolio	749,934	2,135,972
Retirement Living through II 2025 Portfolio	1,097,247	2,027,137
Retirement Living through II 2020 Portfolio	1,081,449	1,235,652
Retirement Living through II 2015 Portfolio	461,550	403,188
Retirement Living through II 2010 Portfolio	350,208	296,819

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolio's financial statements as a return of capital. Short-term gains from underlying portfolios are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. Each portfolio pays the Advisor a management fee for its services to the portfolio. The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).

The fee on assets invested in a fund of the Trust or JHF III is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule.

Advisory fee on assets invested in a fund of the Trust and JHF III

Aggregate net assets of the portfolio
First $7.5 billion	0.060%
Excess over $7.5 billion	0.050%

The fee on Other assets is stated as an annual percentage of the current value of the net assets of the portfolio (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

Advisory fee on Other assets

Aggregate net assets of the portfolio
First $7.5 billion	0.510%

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       44

Aggregate net assets of the portfolio
Excess over $7.5 billion	0.500%

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, both indirectly owned subsidiaries of MFC and affiliates of the Advisor, act as subadvisors to the portfolios. The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements. The Advisor has contractually agreed to reduce its management fee and/or make payment to each portfolio in an amount equal to the amount by which "Other expenses" of each portfolio exceed 0.05% of the average net assets (on an annualized basis) of each portfolio. "Other expenses" means all of the expenses of each portfolio, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each portfolio's business, class specific expense, underlying fund expenses (acquired fund fees), and short dividend expense and all other class level expenses. The expense limitation agreement expires on December 31, 2016, with the exception of the Retirement Living through II 2060 Portfolio, which expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R2, Class R4, and Class R6 shares of the portfolios, including class specific expense, as applicable, to the extent they exceed 0.50%, 0.25%, and 0.00%, of the portfolios' average net assets (on an annualized basis), respectively. The expense limitation agreement expires on December 31, 2016, with the exception of the Retirement Living through II 2060 Portfolio, which expires on December 31, 2017, unless renewed by mutual agreement of the portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its management fees and/or reimburse certain expenses including underlying fund expenses (Acquired fund fees) to reduce the total annual portfolio operating expenses of all portfolios average net asset, by the amount indicated below:

Portfolio		Portfolio
Retirement Living through II 2060 Portfolio	0.20%	Retirement Living through II 2030 Portfolio	0.20%
Retirement Living through II 2055 Portfolio	0.20%	Retirement Living through II 2025 Portfolio	0.20%
Retirement Living through II 2050 Portfolio	0.20%	Retirement Living through II 2020 Portfolio	0.22%
Retirement Living through II 2045 Portfolio	0.20%	Retirement Living through II 2015 Portfolio	0.24%
Retirement Living through II 2040 Portfolio	0.20%	Retirement Living through II 2010 Portfolio	0.26%
Retirement Living through II 2035 Portfolio	0.20%

Payments under this arrangement are intended to reimburse the portfolios for indirect net expenses associated with the portfolios' investment in underlying funds.

The Advisor has voluntarily agreed to waive its advisory fee or reimburse the portfolios so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments in a portfolio does not exceed 0.51% of the portfolio's first $7.5 billion of average net assets and 0.50% of the portfolio's average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the trust.

For the year ended August 31, 2016, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statement of operations:

	Expense Reimbursement by Class
Portfolio	Class R2	Class R4	Class R6	Class 1	Total
Retirement Living through II 2060 Portfolio	$—	$—	$27,624	$41,023	$68,647
Retirement Living through II 2055 Portfolio	550	550	640	134,490	136,230
Retirement Living through II 2050 Portfolio	481	481	599	179,955	181,516
Retirement Living through II 2045 Portfolio	344	344	441	213,812	214,941
Retirement Living through II 2040 Portfolio	307	307	393	236,258	237,265
Retirement Living through II 2035 Portfolio	262	262	344	272,834	273,702
Retirement Living through II 2030 Portfolio	235	235	312	312,414	313,196
Retirement Living through II 2025 Portfolio	221	222	296	335,321	336,060
Retirement Living through II 2020 Portfolio	262	262	348	305,063	305,935
Retirement Living through II 2015 Portfolio	469	470	604	197,755	199,298
Retirement Living through II 2010 Portfolio	630	630	794	178,303	180,357

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended August 31, 2016 were equivalent to a net annual effective rate of 0.00% of each portfolio's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of the portfolio's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       45

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class R2, Class R4 and Class 1 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for Class R2 and Class R4 shares, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolio's shares.

Class	Rule 12b-1 fee	Service fee
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class 1	0.05%	—

The portfolios' Distributor contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2016:

Portfolio	Class R4	Portfolio	Class R4
Retirement Living through II 2055 Portfolio	$80	Retirement Living through II 2030 Portfolio	$80
Retirement Living through II 2050 Portfolio	81	Retirement Living through II 2025 Portfolio	80
Retirement Living through II 2045 Portfolio	80	Retirement Living through II 2020 Portfolio	80
Retirement Living through II 2040 Portfolio	80	Retirement Living through II 2015 Portfolio	79
Retirement Living through II 2035 Portfolio	80	Retirement Living through II 2010 Portfolio	79

Transfer agent fees. The portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2016 were:

Portfolio	Class	Distribution and service fees	Transfer agent fees
Retirement Living through II 2060 Portfolio	Class R6	$—	$7
	Class 1	44	—
	Total	$44	$7
Retirement Living through II 2055 Portfolio	Class R2	$199	$14
	Class R4	200	14
	Class R6	—	17
	Class 1	11,182	—
	Total	$11,581	$45
Retirement Living through II 2050 Portfolio	Class R2	$201	$14
	Class R4	201	14
	Class R6	—	17
	Class 1	16,079	—
	Total	$16,481	$45
Retirement Living through II 2045 Portfolio	Class R2	$201	$14
	Class R4	200	14
	Class R6	—	17
	Class 1	26,123	—
	Total	$26,524	$45
Retirement Living through II 2040 Portfolio	Class R2	$201	$14
	Class R4	201	14
	Class R6	—	17
	Class 1	32,689	—
	Total	$33,091	$45

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       46

Portfolio	Class	Distribution and service fees	Transfer agent fees
Retirement Living through II 2035 Portfolio	Class R2	$200	$14
	Class R4	201	14
	Class R6	—	17
	Class 1	43,542	—
	Total	$43,943	$45
Retirement Living through II 2030 Portfolio	Class R2	$200	$14
	Class R4	201	14
	Class R6	—	17
	Class 1	55,239	—
	Total	$55,640	$45
Retirement Living through II 2025 Portfolio	Class R2	$200	$14
	Class R4	201	14
	Class R6	—	17
	Class 1	62,184	—
	Total	$62,585	$45
Retirement Living through II 2020 Portfolio	Class R2	$200	$14
	Class R4	200	14
	Class R6	—	17
	Class 1	47,594	—
	Total	$47,994	$45
Retirement Living through II 2015 Portfolio	Class R2	$199	$13
	Class R4	199	14
	Class R6	—	17
	Class 1	17,366	—
	Total	$17,764	$44
Retirement Living through II 2010 Portfolio	Class R2	$198	$14
	Class R4	199	13
	Class R6	—	17
	Class 1	11,697	—
	Total	$12,094	$44

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in the portfolio's shares for the years ended August 31, 2016 and 2015 were as follows:

Retirement Living through II 2060 Portfolio

		Period ended 8-31-16[1]
	Shares	Amount
Class R6 shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class 1 shares
Sold	53,183	$553,140
Repurchased	(565)	(6,004)
Net increase	52,618	$547,136
Total net increase	62,618	$647,136

1 Period from March 30, 2016 (commencement of operations) to August 31, 2016

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       47

Retirement Living through II 2055 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	(10,000)	($102,995)	—	—
Net decrease	(10,000)	($102,995)	—	—
Class R4 shares[1]
Repurchased	(10,000)	($103,047)	—	—
Net decrease	(10,000)	($103,047)	—	—
Class 1 shares
Sold	2,142,031	$21,913,197	1,072,466	$11,515,356
Distributions reinvested	30,658	315,781	2,020	21,510
Repurchased	(110,455)	(1,126,020)	(46,623)	(501,261)
Net increase	2,062,234	$21,102,958	1,027,863	$11,035,605
Total net increase	2,042,234	$20,896,916	1,027,863	$11,035,605

1 Class R2 and R4 shares were liquidated on June 15, 2016.

There were no transactions in fund shares for the year ended August 31, 2015 for Class R2 and Class R4 shares.

There were no transactions in fund shares for the years ended August 31, 2016 and 2015 for Class R6 shares.

Retirement Living through II 2050 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	(10,000)	($103,753)	—	—
Net decrease	(10,000)	($103,753)	—	—
Class R4 shares[1]
Repurchased	(10,000)	($103,811)	—	—
Net decrease	(10,000)	($103,811)	—	—
Class 1 shares
Sold	2,728,941	$28,046,491	1,637,942	$17,711,738
Distributions reinvested	47,537	492,964	5,837	62,694
Repurchased	(155,982)	(1,552,867)	(46,762)	(508,591)
Net increase	2,620,496	$26,986,588	1,597,017	$17,265,841
Total net increase	2,600,496	$26,779,024	1,597,017	$17,265,841

1 Class R2 and R4 shares were liquidated on June 15, 2016.

There were no transactions in fund shares for the year ended August 31, 2015 for Class R2 and Class R4 shares.

There were no transactions in fund shares for the years ended August 31, 2016 and 2015 for Class R6 shares.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       48

Retirement Living through II 2045 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	(10,000)	($103,496)	—	—
Net decrease	(10,000)	($103,496)	—	—
Class R4 shares[1]
Repurchased	(10,000)	($103,554)	—	—
Net decrease	(10,000)	($103,554)	—	—
Class 1 shares
Sold	3,976,383	$40,963,305	2,940,348	$31,706,812
Distributions reinvested	79,934	827,318	11,901	127,576
Repurchased	(188,932)	(1,929,355)	(124,398)	(1,331,096)
Net increase	3,867,385	$39,861,268	2,827,851	$30,503,292
Total net increase	3,847,385	$39,654,218	2,827,851	$30,503,292

1 Class R2 and R4 shares were liquidated on June 15, 2016.

There were no transactions in fund shares for the year ended August 31, 2015 for Class R2 and Class R4 shares.

There were no transactions in fund shares for the years ended August 31, 2016 and 2015 for Class R6 shares.

Retirement Living through II 2040 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	(10,000)	($103,766)	—	—
Net decrease	(10,000)	($103,766)	—	—
Class R4 shares[1]
Repurchased	(10,000)	($103,825)	—	—
Net decrease	(10,000)	($103,825)	—	—
Class 1 shares
Sold	5,404,201	$55,426,931	3,544,264	$38,265,956
Distributions reinvested	95,794	992,422	12,998	139,474
Repurchased	(448,381)	(4,519,508)	(201,506)	(2,188,006)
Net increase	5,051,614	$51,899,845	3,355,756	$36,217,424
Total net increase	5,031,614	$51,692,254	3,355,756	$36,217,424

1 Class R2 and R4 shares were liquidated on June 15, 2016.

There were no transactions in fund shares for the year ended August 31, 2015 for Class R2 and Class R4 shares.

There were no transactions in fund shares for the years ended August 31, 2016 and 2015 for Class R6 shares.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       49

Retirement Living through II 2035 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	(10,000)	($103,473)	—	—
Net decrease	(10,000)	($103,473)	—	—
Class R4 shares[1]
Repurchased	(10,000)	($103,530)	—	—
Net decrease	(10,000)	($103,530)	—	—
Class 1 shares
Sold	6,787,058	$69,334,442	4,918,749	$52,975,750
Distributions reinvested	137,677	1,423,582	21,121	226,421
Repurchased	(786,220)	(7,998,492)	(176,406)	(1,897,267)
Net increase	6,138,515	$62,759,532	4,763,464	$51,304,904
Total net increase	6,118,515	$62,552,529	4,763,464	$51,304,904

1 Class R2 and R4 shares were liquidated on June 15, 2016.

There were no transactions in fund shares for the year ended August 31, 2015 for Class R2 and Class R4 shares.

There were no transactions in fund shares for the years ended August 31, 2016 and 2015 for Class R6 shares.

Retirement Living through II 2030 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	(10,000)	($103,541)	—	—
Net decrease	(10,000)	($103,541)	—	—
Class R4 shares[1]
Repurchased	(10,000)	($103,598)	—	—
Net decrease	(10,000)	($103,598)	—	—
Class 1 shares
Sold	8,471,784	$86,860,844	6,375,530	$68,344,673
Distributions reinvested	180,857	1,861,020	32,964	351,727
Repurchased	(718,132)	(7,326,878)	(420,590)	(4,529,551)
Net increase	7,934,509	$81,394,986	5,987,904	$64,166,849
Total net increase	7,914,509	$81,187,847	5,987,904	$64,166,849

1 Class R2 and R4 shares were liquidated on June 15, 2016.

There were no transactions in fund shares for the year ended August 31, 2015 for Class R2 and Class R4 shares.

There were no transactions in fund shares for the years ended August 31, 2016 and 2015 for Class R6 shares.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       50

Retirement Living through II 2025 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	(10,000)	($103,778)	—	—
Net decrease	(10,000)	($103,778)	—	—
Class R4 shares[1]
Repurchased	(10,000)	($103,834)	—	—
Net decrease	(10,000)	($103,834)	—	—
Class 1 shares
Sold	7,871,186	$80,201,528	7,767,498	$82,661,960
Distributions reinvested	214,518	2,196,662	33,389	354,262
Repurchased	(1,153,871)	(11,925,142)	(554,800)	(5,912,760)
Net increase	6,931,833	$70,473,048	7,246,087	$77,103,462
Total net increase	6,911,833	$70,265,436	7,246,087	$77,103,462

1 Class R2 and R4 shares were liquidated on June 15, 2016.

There were no transactions in fund shares for the year ended August 31, 2015 for Class R2 and Class R4 shares.

There were no transactions in fund shares for the years ended August 31, 2016 and 2015 for Class R6 shares.

Retirement Living through II 2020 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	(10,000)	($103,667)	—	—
Net decrease	(10,000)	($103,667)	—	—
Class R4 shares[1]
Repurchased	(10,000)	($103,720)	—	—
Net decrease	(10,000)	($103,720)	—	—
Class 1 shares
Sold	6,193,003	$63,216,950	6,355,895	$67,224,312
Distributions reinvested	171,066	1,734,606	22,890	240,807
Repurchased	(1,229,199)	(12,631,336)	(619,409)	(6,620,011)
Net increase	5,134,870	$52,320,220	5,759,376	$60,845,108
Total net increase	5,114,870	$52,112,833	5,759,376	$60,845,108

1 Class R2 and R4 shares were liquidated on June 15, 2016.

There were no transactions in fund shares for the year ended August 31, 2015 for Class R2 and Class R4 shares.

There were no transactions in fund shares for the years ended August 31, 2016 and 2015 for Class R6 shares.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       51

Retirement Living through II 2015 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	(10,000)	($103,241)	—	—
Net decrease	(10,000)	($103,241)	—	—
Class R4 shares[1]
Repurchased	(10,000)	($103,293)	—	—
Net decrease	(10,000)	($103,293)	—	—
Class 1 shares
Sold	3,059,593	$31,083,040	2,366,491	$24,847,504
Distributions reinvested	64,101	642,934	8,764	91,233
Repurchased	(732,747)	(7,532,342)	(561,492)	(5,879,524)
Net increase	2,390,947	$24,193,632	1,813,763	$19,059,213
Total net increase	2,370,947	$23,987,098	1,813,763	$19,059,213

1 Class R2 and R4 shares were liquidated on June 15, 2016.

There were no transactions in fund shares for the year ended August 31, 2015 for Class R2 and Class R4 shares.

There were no transactions in fund shares for the years ended August 31, 2016 and 2015 for Class R6 shares.

Retirement Living through II 2010 Portfolio

		Year ended 8-31-16		Year ended 8-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[1]
Repurchased	(10,000)	($102,961)	—	—
Net decrease	(10,000)	($102,961)	—	—
Class R4 shares[1]
Repurchased	(10,000)	($103,012)	—	—
Net decrease	(10,000)	($103,012)	—	—
Class 1 shares
Sold	2,452,770	$24,790,653	1,807,586	$18,850,029
Distributions reinvested	50,476	502,240	9,156	94,760
Repurchased	(980,318)	(9,991,023)	(886,513)	(9,255,429)
Net increase	1,522,928	$15,301,870	930,229	$9,689,360
Total net increase	1,502,928	$15,095,897	930,229	$9,689,360

1 Class R2 and R4 shares were liquidated on June 15, 2016.

There were no transactions in fund shares for the year ended August 31, 2015 for Class R2 and Class R4 shares.

There were no transactions in fund shares for the years ended August 31, 2016 and 2015 for Class R6 shares.

Affiliates of the Trust owned 100% of shares of beneficial interest of Class R6 and Class 1 shares of all portfolios on August 31, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to the following, for the year ended August 31, 2016.

Portfolio	Purchases	Sales
Retirement Living through II 2060 Portfolio	649,226	4,599
Retirement Living through II 2055 Portfolio	23,302,045	1,873,846
Retirement Living through II 2050 Portfolio	30,037,632	2,535,467
Retirement Living through II 2045 Portfolio	44,538,565	3,702,512
Retirement Living through II 2040 Portfolio	60,062,084	6,849,191
Retirement Living through II 2035 Portfolio	73,547,181	8,806,555
Retirement Living through II 2030 Portfolio	91,784,044	8,426,048
Retirement Living through II 2025 Portfolio	88,267,846	15,252,582
Retirement Living through II 2020 Portfolio	71,196,281	16,924,434
Retirement Living through II 2015 Portfolio	33,776,371	8,914,279
Retirement Living through II 2010 Portfolio	26,284,154	10,783,451

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       52

Note 7 — Investment in affiliated underlying funds

The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying fund's net assets. For the year ended August 31, 2016, the portfolios did not hold 5% or more of the net assets of any of the underlying funds.

Information regarding each portfolio's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Retirement Living through II 2060 Portfolio
Strategic Equity Allocation	—	31,538	(262)	31,276	—	—	($20)	$410,960
Retirement Living through II 2055 Portfolio
Strategic Equity Allocation	535,914	1,116,556	(43,116)	1,609,354	$187,575	$490,657	($53,886)	$21,146,908
Retirement Living through II 2050 Portfolio
Strategic Equity Allocation	852,904	1,429,517	(49,311)	2,233,110	$271,815	$711,011	($101,276)	$29,343,061
Retirement Living through II 2045 Portfolio
Strategic Equity Allocation	1,506,183	2,092,411	(55,335)	3,543,259	$447,288	$1,170,011	($93,434)	$46,558,426
Retirement Living through II 2040 Portfolio
Strategic Equity Allocation	1,802,003	2,808,330	(140,335)	4,469,998	$538,416	$1,408,383	($211,442)	$58,735,778
Retirement Living through II 2035 Portfolio
Strategic Equity Allocation	2,446,943	3,239,316	(170,464)	5,515,795	$741,607	$1,939,887	($336,084)	$72,477,552
Retirement Living through II 2030 Portfolio
Strategic Equity Allocation	2,872,726	3,539,220	(77,616)	6,334,330	$816,563	$2,135,958	($118,022)	$83,233,095
Retirement Living through II 2025 Portfolio
Strategic Equity Allocation	3,011,953	2,879,752	(344,617)	5,547,088	$853,381	$2,232,265	($457,592)	$72,888,736
Retirement Living through II 2020 Portfolio
Strategic Equity Allocation	1,956,715	1,933,891	(438,887)	3,451,719	$546,420	$1,429,320	($606,595)	$45,355,584
Retirement Living through II 2015 Portfolio
Strategic Equity Allocation	547,262	772,815	(214,069)	1,106,008	$162,858	$426,003	($276,966)	$14,532,943
Retirement Living through II 2010 Portfolio
Strategic Equity Allocation	292,772	533,798	(248,368)	578,202	$99,087	$259,190	($250,274)	$7,597,580

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       53

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios' investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Retirement Living through II 2010 Portfolio, John Hancock Retirement Living through II 2015 Portfolio, John Hancock Retirement Living through II 2020 Portfolio, John Hancock Retirement Living through II 2025 Portfolio, John Hancock Retirement Living through II 2030 Portfolio, John Hancock Retirement Living through II 2035 Portfolio, John Hancock Retirement Living through II 2040 Portfolio, John Hancock Retirement Living through II 2045 Portfolio, John Hancock Retirement Living through II 2050 Portfolio, John Hancock Retirement Living through II 2055 Portfolio and John Hancock Retirement Living through II 2060 Portfolio, each a portfolio of John Hancock Funds II (the "Trust") at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       54

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2016.

Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The portfolios below paid the following amounts in capital gain dividends.

Portfolio	Capital Gain
Retirement Living Through II 2055	$44,014
Retirement Living Through II 2050	97,014
Retirement Living Through II 2045	156,014
Retirement Living Through II 2040	182,009
Retirement Living Through II 2035	264,062
Retirement Living Through II 2030	359,024
Retirement Living Through II 2025	349,068
Retirement Living Through II 2020	209,069
Retirement Living Through II 2015	93,024
Retirement Living Through II 2010	100,017

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       55

Joint Special Meeting of Shareholders

The funds, other than John Hancock Retirement Living through II 2060 Portfolio, held a Joint Special Meeting of Shareholders on April 11, 2016. The following proposals were separately considered by shareholders of the applicable fund:

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through II 2010 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
2,328,581.657	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through II 2015 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
3,358,964.489	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through II 2020 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
9,482,208.539	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through II 2025 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
11,749,384.077	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through II 2030 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
9,993,747.400	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through II 2035 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
7,998,137.022	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through II 2040 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
5,862,269.544	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through II 2045 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
4,907,390.509	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through II 2050 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
2,987,900.717	0	0

Proposal - To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the Trust) that would permit Retirement Living through II 2055 Portfolio to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law.

FOR	AGAINST	ABSTAIN
2,012,771.799	0	0

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       56

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the "Board") of John Hancock Funds II (the "Trust") of the Advisory Agreement (the "Advisory Agreement") and each of the Subadvisory Agreements (the "Subadvisory Agreements") with respect to each of the portfolios of the Trust included in this report (the "Funds" or the "Funds of Funds"). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 20-23, 2016 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Advisers, LLC (the "Advisor") and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, a "Subadvisor" and collectively, the "Subadvisors") with respect to each of the Funds identified in Appendix A.

In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the Funds' benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The Board noted the affiliation of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer ("CCO") regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and third-party service providers.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisors' investment performance and compliance programs, such as the Subadvisors' compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       57

(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds; and
(f)	the Advisor's reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the Funds' performance;
(b)	considered the comparative performance of each Fund's respective benchmark;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data; and
(d)	took into account the Advisor's analysis of each Fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally and with respect to particular Funds.

The Board reviewed Fund performance against each Fund's respective benchmarks and also concluded that the performance of each of the Funds is being monitored and reasonably addressed, where appropriate.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund. The Board considered each Fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund's ranking within broader groups of funds. In comparing each Fund's contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fees of the Funds. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management's discussion of the Funds' expenses, as well as any actions taken over the past several years to reduce the Funds' operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund of Funds, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Fund of Funds, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including each Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)	noted that the Funds' Subadvisors are affiliates of the Advisor;
(h)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the Funds, and that the Trust's distributor also receives Rule 12b-1 payments to support distribution of the products;

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       58

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)	noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)	with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (the Subadvisors), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)	considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)	reviewed the Trust's advisory fee structure and concluded that (i) the Funds' fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management's discussion of the Funds' advisory fee structure; and
(c)	considered the effect of the Funds' growth in size on their performance and fees. The Board also noted that if the Funds' assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to each Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund's benchmark and comparable funds; and
(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of mutual fund data.

Nature, Extent and Quality of Services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor's current level of staffing and its overall resources, as well as received information relating to a Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that each Subadvisor's responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor Compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       59

In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from the Subadvisors' relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to each Subadvisor. As noted above, the Board also considered, if available, each Fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds to fees charged by each Fund's Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund's performance as compared to the Fund's respective peer group and the benchmark index and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor's focus on each Subadvisor's performance. The Board also noted each Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements with respect to each Fund was based on a number of determinations, including the following:

(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of each Fund managed by a Subadvisor is being monitored and reasonably addressed;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds.

In addition, the Trustees reviewed the subadvisory fee to be paid to each Subadvisor for the Funds of Funds and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the Funds of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying funds.

Additional information relating to each Fund's fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       60

APPENDIX A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2015	Fees and expenses	Comments
Retirement Living Through II 2010 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund underperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board also noted the relatively short performance history of the fund.

Retirement Living Through II 2015 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund underperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board also noted the relatively short performance history of the fund.

Retirement Living Through II 2020 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund underperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board also noted the relatively short performance history of the fund.

Retirement Living Through II 2025 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund underperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board also noted the relatively short performance history of the fund.

Retirement Living Through II 2030 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund underperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board also noted the relatively short performance history of the fund.

Retirement Living Through II 2035 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund underperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board also noted the relatively short performance history of the fund.

Retirement Living Through II 2040 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund outperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-year period.

The Board also noted the relatively short performance history of the fund.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       61

Portfolio (subadvisors)	Performance of fund, as of 12.31.2015	Fees and expenses	Comments
Retirement Living Through II 2045 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund underperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board also noted the relatively short performance history of the fund.

Retirement Living Through II 2050 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund outperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-year period.

The Board also noted the relatively short performance history of the fund.

Retirement Living Through II 2055 (Manulife Asset Management (US)) (Manulife Asset Management (North America))	Benchmark Index - The fund underperformed for the one-year period. Lipper Category - The fund underperformed the average for the one-year period.

Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management's discussion of the fund's performance, including differences in the fund's investment strategies relative to the Lipper peer group.

The Board also noted the relatively short performance history of the fund.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       62

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       63

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman, and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       64

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       65

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The portfolios' proxy voting policies and procedures, as well as the portfolio proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The portfolios' complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The portfolios' Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT LIVING II PORTFOLIOS       66

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Retirement Living II Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF324942	RL2A 8/16 10/16

JOHN HANCOCK

Funds II

8.31.16 Annual Report

John Hancock

John Hancock Funds II
Annual report — table of contents

Manager’s commentary and fund performance (See below for each fund’s page #)	3

Shareholder expense example	40

Portfolio of investments (See below for each fund’s page #)	44

Statements of assets and liabilities	204

Statements of operations	213

Statements of changes in net assets	222

Statement of cash flows	228

Financial highlights	229

Notes to financial statements	237

Report of independent registered public accounting firm	300

Federal tax information	301

Evaluation of advisory and subadvisory agreements by the Board of Trustees	302

Appendix A	306

Trustees and officers information	314

For more information	318

Fund	Manager’s commentary and fund performance	Portfolio of investments
Active Bond Fund	4	44
All Cap Core Fund	5	65
Alpha Opportunities Fund	6	68
Asia Pacific Total Return Bond Fund	7	72
Capital Appreciation Fund	8	75
Capital Appreciation Value Fund	9	76
Core Bond Fund	10	81
Fundamental Global Franchise Fund	11	90
Global Bond Fund	12	90
Global Real Estate Fund	13	98
Health Sciences Fund	14	99
High Yield Fund	15	101
International Growth Opportunities Fund	16	108
International Growth Stock Fund	17	109
International Small Cap Fund	18	110
International Value Fund	19	112
Investment Quality Bond Fund	20	113
Lifestyle II Aggressive Portfolio	21	128
Lifestyle II Balanced Portfolio	22	128
Lifestyle II Conservative Portfolio	23	129
Lifestyle II Growth Portfolio	24	129
Lifestyle II Moderate Portfolio	25	130
Mid Cap Stock Fund	26	130
Mid Value Fund	27	132
Real Estate Equity Fund	28	134
Real Estate Securities Fund	29	135
Real Return Bond Fund	30	136
Science & Technology Fund	31	140
Short Term Government Income Fund	32	142
Small Cap Growth Fund	33	143
Small Company Growth Fund	34	145
Small Company Value Fund	35	147
Strategic Equity Allocation Fund	36	150
Total Return Fund	37	187
U.S. High Yield Bond Fund	38	195
Value Fund	39	200

John Hancock Funds II
Manager’s commentary and fund performance

Fund performance

In the following pages we have set forth information regarding the performance of certain funds of John Hancock Funds II (the Trust). There are several ways to evaluate a fund’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a fund’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the fund’s inception if less than the applicable period). An average annual total return takes the fund’s cumulative total return for a time period greater than one year and shows what would have happened if the fund had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the expenses of any insurance company separate accounts (including a possible contingent deferred sales charge) that may invest in the funds, as applicable. If these were included, performance would be lower.

Graph—Change in value of $10,000 investment and comparative indexes

The performance graph for each fund (or portfolio), shows the change in value of a $10,000 investment over the life or ten-year period of each fund (or portfolio), whichever is shorter. Each fund’s (or portfolio’s), performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and fund (or portfolio), operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Funds (or portfolios), that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the fund invests.

Portfolio manager’s commentary

Finally, we have provided a commentary by each portfolio manager regarding each fund’s (or portfolio’s) performance during the period ended August 31, 2016. The views expressed are those of the portfolio managers as of August 31, 2016, and are subject to change based on market and other conditions. Information about a fund’s (or portfolio’s) holdings, asset allocation, or country diversification is historical and is no indication of future fund composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The funds (or portfolios) are not insured by the Federal Deposit Insurance Corp., are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the funds (or portfolios), see the funds’ prospectuses.

Standard & Poor’s, Standard & Poor’s 500, “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “EAFE” and “MSCI” are trademarks of MSCI, Inc. “Bloomberg Barclays” is a registered trademark of Bloomberg LP. Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions, Ltd. from Barclays PLC. The former Barclays indexes are now cobranded the Bloomberg Barclays indexes. ”Lipper“ is a registered trademark of Reuters S.A. None of the funds in the Trust is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the Trust.

Active Bond Fund
Subadvisors: Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
(John Hancock Asset Management)
Portfolio Managers: Peter Farley, CFA, Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks income and capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
Corporate bonds	43.6
Collateralized mortgage obligations	14.9
U.S. Government	13.3
U.S. Government Agency	13.3
Asset backed securities	10.1
Preferred securities	0.4
Capital preferred securities	0.4
Foreign government obligations	0.3
Municipal bonds	0.1
Term loans	0.1
Convertible bonds	0.1
Short-term investments and other	3.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Active Bond Fund Class NAV shares returned 5.87% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.97%.

Environment  >  The U.S. bond market posted a solid gain for the 12-month period as slowing economic growth led to declining bond yields. In the U.S., economic growth decelerated from the prior 12 months. Although the U.S. Federal Reserve (Fed) raised its short-term interest rate target in December 2015, the slowing economic environment and lack of inflationary pressure led the Fed to hold short-term interest rates steady for the remainder of the period. Other factors buffeting the fixed-income markets included continued weakness in energy and commodity prices, geopolitical conflict in the Middle East, terrorist attacks around the globe, and the U.K.’s vote in June 2016 to leave the European Union.

Sector performance was driven by investor demand for yield as investment-grade and high-yield corporate bonds generated the strongest returns. U.S. Treasury bonds modestly trailed the broader bond market, while residential mortgage-backed securities lagged amid fears of increased refinancing activity in a low rate environment.

Declaration Management & Research LLC

Expectations of rising interest rates led us to maintain a shorter duration compared with the index, and this positioning detracted from relative performance as bond yields fell across the board. The fund’s mortgage-related holdings were mixed. Residential mortgage-backed securities underperformed, but the fund’s emphasis on 30-year mortgages over 15-year mortgages aided overall performance.

A heavy weighting in corporate debt, which represented about a third of the portfolio, contributed positively to performance, led by a recovery in commodity-based industries such as energy and metals and mining.

John Hancock Asset Management

Duration positioning detracted from the fund’s relative performance over the period. The fund’s duration (a measure of interest rate sensitivity) was slightly shorter than that of the benchmark throughout the period, which meant that the fund had less sensitivity than the index to yield fluctuations. As a result, when bond yields declined broadly during the period, the fund did not benefit as much as the Index. Individual security selection also detracted from relative performance, particularly among high-yield corporate bonds.

Sector allocation was the key positive factor in the fund’s performance. In particular, an overweight position in investment-grade corporate bonds and meaningful exposure to high-yield corporate securities contributed the most to performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Active Bond Fund Class 1	5.91%	4.57%	5.74%	25.02%	74.77%
Active Bond Fund Class NAV	5.87%	4.62%	5.79%	25.36%	75.55%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	5.97%	3.24%	4.89%	17.30%	61.15%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Active Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.68% and Class NAV shares – 0.63%.

All Cap Core Fund
Subadvisors: QS Investors, LLC
Portfolio Managers: Russell Shtern, CFA, Robert Wang

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests in common stocks and other equity securities within all asset classes (small-, mid-, and large-cap) of those within the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Information technology	21.1
Health care	15.9
Financials	15.2
Industrials	12.1
Consumer discretionary	10.8
Consumer staples	9.9
Energy	6.4
Materials	2.5
Utilities	2.3
Telecommunication services	1.4
Real estate	1.1
Short-term investments and other	1.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the All Cap Core Fund Class NAV shares returned 7.34% and the Russell 3000 Index returned 11.44%.

Environment  >  Over the last 12 months, market volatility has trended from under-reaction in mid-2015 towards over-reaction early in 2016. Despite the unexpected results of the “Brexit” vote in late June, investors quickly absorbed the information and volatility returned to more typical ranges. Equity investors have been more stalwart than fixed income investors, as their sentiment remained more typical through most of the last 12 months, while fixed income investors who were more risk tolerant a year ago also moved toward their historical tolerance levels.

While the markets have not shown many signs of skepticism during the last 12 months, the pricing of growth points toward signs of excessive valuation. However, prices appear to be tracking fundamentals more strongly than was the case a year ago.

Over the last 12 months, the quantitative model tool that assists our investment decisions has tilted away from growth/sentiment factors in favor of valuation factors. During the period, fund performance was hurt by decisions arising from growth/sentiment factors (price momentum and short interest). Decisions arising from stability/quality factors (earnings variability and financial leverage) also had a negative impact. These were partly offset by a positive contribution from decisions arising from valuation factors (cash flow to price and sales to price).

Detractors from return at the sector level were most significant in energy and consumer discretionary sector stocks. Positions in Marathon Petroleum Corp. and Transocean, Ltd were among the biggest detractors in energy; J.C. Penney Company, Inc. and Skechers U.S.A., Inc. accounted for much of the shortfall in consumer discretionary. Within health care, the equipment and services industry also detracted, largely due to negative return from Molina Healthcare, Inc. Only Transocean remained in the portfolio at period end.

Within the information technology sector, contributors came from semiconductors and semiconductor equipment and software and services industries. Stock selection was also important in a third industry, food beverage & tobacco in the consumer staples sector, with returns driven by Altria Group, Inc.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
All Cap Core Fund Class NAV	7.34%	13.46%	6.04%	88.06%	79.80%
Russell 3000 Index[3,4]	11.44%	14.46%	7.59%	96.42%	107.86%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the All Cap Core Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.80%.

Alpha Opportunities Fund
Subadvisors: Wellington Management Company LLP
Portfolio Managers: Kent M. Stahl, CFA, Gregg R. Thomas, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term total return. The fund employs a multiple sleeve structure, which means the fund has several components that are managed separately in different investment styles. The fund seeks to obtain its objective by combining these different components into a single fund.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Information technology	19.0
Financials	16.1
Health care	14.9
Industrials	14.8
Consumer discretionary	12.3
Consumer staples	6.4
Energy	6.3
Materials	3.7
Utilities	1.7
Real estate	1.5
Telecommunication services	0.5
Short-term investments and other	2.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Alpha Opportunities Fund Class NAV shares returned 6.39% and the Russell 3000 Index returned 11.44%.

Environment  >  Early in the period, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the European Central Bank’s cut in its Eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. After much anticipation, the U.S. Federal Reserve delivered its first rate hike since 2006 in December. The market initially reacted positively to the news, but remained volatile through the end of 2015 as investors digested the impact of the rate increase and global economic development. Volatility in the market continued through the first half of 2016. After a lengthy and at times acrimonious campaign, the U.K. electorate voted to leave the European Union. While the uncertainty about the outcome of the vote is now behind us, we are entering a new period of uncertainty regarding the implementation of the outcome, which may heighten near-term volatility. After the vote, global equities sharply sold off before recovering most of their losses.

Security selection was the primary driver of underperformance during the period, particularly within the materials, consumer staples, and financials sectors. Sector allocation decisions, a residual of the bottom-up stock selection process of the underlying managers, also weighed on relative performance, particularly due to underweight exposure to the telecommunication services and utilities sectors, along with an overweight to health care. A small cash position detracted amid a strong equity rally. Partially offsetting these weak relative results was overweight exposure to the industrials and materials sector, along with an underweight to consumer discretionary.

Top detractors from relative performance during the period included chemicals production company Platform Specialty Products Corp., packaged foods company Nomad Foods, Ltd., and Herc Holdings, Inc., the equipment company spun off from Hertz Global Holdings, Inc. We eliminated the position in Herc during the period. Top contributors to relative performance included petroleum, natural gas, and natural liquids company Pioneer Natural Resources Company, an underweight to technology company Apple, Inc., wood-based panel producer Norbord, Inc., and Zillow Group, Inc., an online real estate database.

At the end of the period, stock-by-stock decisions resulted in the industrials and health care sectors being the fund’s largest overweights. The consumer staples and information technology sectors were the fund’s largest underweights.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Alpha Opportunities Fund Class NAV (began 10/7/08)	6.39%	12.70%	—	11.89%	81.79%	—	142.99%
Russell 3000 Index[3,4]	11.44%	14.46%	—	12.15%	96.42%	—	147.45%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Alpha Opportunities Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.99%.

Asia Pacific Total Return Bond Fund
Subadvisors: John Hancock Asset Management
Portfolio Managers: Neal Capecci, Endre Pedersen, Jimond Wong, CFA, CPA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to maximize total return. The fund seeks to generate capital appreciation and income by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds issued by governments, government agencies, international organizations issuing supranational bonds, and corporate issuers in Asia and the Asian region, including Australia and New Zealand.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
Corporate bonds	58.7
Foreign government obligations	35.6
U.S. Government	1.6
Other assets and liabilities, net	4.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Asia Pacific Total Return Bond Fund Class NAV shares returned 10.96% and a blend of 50% J.P. Morgan Asia Credit Index and 50% J.P. Morgan Emerging Local Markets Plus Asia Index returned 7.93%.

Environment  >  In the U.S., the Federal Reserve (Fed) raised interest rates in December 2015, the first increase since 2006. Nevertheless, 10-year Treasury yields fell from 2.21% to 1.58% over the period amid increased volatility in global financial markets, concerns about a Chinese economic slowdown and uncertainty over the decision by the U.K. to leave the European Union. Several Asian central banks cut interest rates as inflation pressures receded. In China, the official purchasing managers’ index fell in February to its lowest level since 2008. Subsequently, the People’s Bank of China cut interest rates once and cut the reserve requirement ratio three times. In Indonesia, the government announced a series of stimulus packages, cutting fuel, gas and electricity prices while aiming to boost investment growth. Indonesian bond yields fell as the central bank cut its interest rate several times over the period. S&P upgraded South Korea’s sovereign credit rating to AA-. South Korean bond yields declined as the Bank of Korea cut its key interest rate to a record low of 1.25%, in an attempt to stimulate economic growth.

The fund’s overweight allocation to Indonesian local currency bonds contributed to relative performance, as these bonds benefited from lower local bond yields and a stronger currency. The fund’s overweight allocation to U.S.-dollar-denominated Asian corporate bonds also contributed to performance, as did the overall security selection in corporate bonds. The fund’s exposure to U.S.-dollar interest rate duration (shorter) positioning detracted from performance as a result of lower U.S. Treasury yields.

Amid uncertainty about the pace of the Fed’s monetary policy normalization, as well as unconventional negative interest rate policies in Europe and Japan, we believe developed market interest rates could remain subdued and may lead to further volatility in global and Asian bond markets. Within the Pan-Asia bond market, we prefer higher-quality, U.S.-dollar-denominated Asian corporate bonds, given the economic slowdown globally and in Asia. Although we expect the U.S. dollar to remain strong over the next few quarters, we will look for opportunities to add selectively to the fund’s exposure to Asian currencies supported by compelling fundamentals.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Asia Pacific Total Return Bond Fund Class NAV (began 1/16/13)	10.96%	—	—	1.57%	—	—	5.82%
J.P. Morgan Asia Credit Index[3,4]	10.22%	—	—	4.98%	—	—	19.24%
J.P. Morgan Emerging Local Markets Plus Asia Index[4,5]	5.64%	—	—	–1.10%	—	—	–3.92%
Blended Index[4,6]	7.93%	—	—	1.91%	—	—	7.12%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Asia Pacific Total Return Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The J.P. Morgan Asia Credit Index measures the performance of Asia ex Japan U.S.D. denominated bond market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

5	The J.P. Morgan Emerging Local Markets Plus Asia Index tracks total returns for local-currency-denominated money market instruments in over 20 emerging markets countries.

6	The Blended Index is 50% J.P. Morgan Asia Credit Index and 50% J.P. Morgan Emerging Local Markets Plus Asia Index.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares the net expense equals the gross expense and is 0.77%.

Capital Appreciation Fund
Subadvisors: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros “Sig” Segalas

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests at least 65% of the fund’s total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Information technology	42.6
Consumer discretionary	30.3
Health care	14.4
Consumer staples	3.7
Energy	2.7
Financials	2.2
Industrials	1.9
Real estate	1.4
Materials	0.5
Short-term investments and other	0.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Capital Appreciation Fund Class NAV shares returned 4.45% and the Russell 1000 Growth Index returned 10.54%.

Environment  >  Numerous factors contributed to market volatility during the period, including decelerating economic growth in China; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the U.S.; uncertainty about the course of future U.S. Federal Reserve monetary tightening; and the United Kingdom’s vote to leave the European Union.

Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility, high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other safe haven stocks outperforming, and higher-valuation stocks of higher-growth companies generally underperforming.

Health care stocks faced the additional headwind of growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them Alexion Pharmaceuticals, Inc. (blood and metabolic disorders) and Regeneron Pharmaceuticals, Inc. (eye diseases, high cholesterol). In addition, companies where acquired growth plays a greater role, such as Allergan PLC, declined as regulatory changes threatened to remove tax benefits of mergers between U.S. and offshore companies. The health care sector was the biggest detractor from relative performance.

Consumer discretionary positions in the fund advanced but lagged the benchmark’s sector results. Netflix, Inc. declined on slowing subscriber growth. We believe the slowdown is temporary and related to a price increase. Amazon.com, Inc., another holding in the sector, boosted performance, benefiting from continued strong execution, margin expansion, and development of its cloud infrastructure services.

In information technology, LinkedIn Corp.’s decline reflected signs of deceleration in previously high growth rates. We sold LinkedIn prior to period end. However, other holdings in the sector made strong gains. Facebook, Inc. rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Tencent Holdings, Ltd., China’s largest and most visited Internet service portal, continued to perform well fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

Energy positions benefited both absolute and relative performance. Concho Resources, Inc. rose on deals that consolidate its core acreage and shed non-core positions, improving its balance sheet and efficiency. Concho has attractive assets in the West Texas Permian Basin, one of the most prolific oil plays in the U.S.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Fund Class 1	4.41%	13.66%	8.81%	89.68%	132.57%
Capital Appreciation Fund Class NAV	4.45%	13.71%	8.85%	90.14%	133.59%
Russell 1000 Growth Index[3,4]	10.54%	14.74%	9.11%	98.88%	139.03%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Capital Appreciation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 Index securities that have a greater-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.78% and Class NAV shares – 0.73%.

Capital Appreciation Value Fund
Subadvisors: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. Common stocks typically constitute at least 50% of the fund’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
Common stocks	63.2
Corporate bonds	23.0
Term loans	3.8
Preferred securities	2.2
Convertible bonds	0.1
Short-term investments and other	7.7

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended August 31, 2016, the Capital Appreciation Value Fund Class NAV shares returned 10.94% and the S&P 500 Index returned 12.55%.

Environment  >  Overall, U.S. equities traded higher during the period despite bouts of volatility amid global economic and geopolitical concerns. Stocks advanced early in the period as investors shook off fears of a global sell-off triggered by a slowdown in Chinese manufacturing. Worries over middling global growth and a renewed fall in oil prices led stocks to decline at the start of 2016. However, major U.S. benchmarks soon rebounded. Markets plunged in late June following the U.K. vote to leave the European Union, but they quickly recovered their losses. Monetary policy remained accommodative around the world. In the U.S., the Federal Reserve raised interest rates in December, but the broadly telegraphed move did not derail markets.

Although the equity portion of the portfolio on its own led the S&P 500 Index, the bond allocation produced more modest returns and as a result the fund lagged the index.

Among equities, the leading detractor from relative performance was the information technology sector due to both stock selection and an underweight position. Shares of network performance management firm NetScout Systems, Inc. declined amid concerns about service provider capital expenditures, and expectations for weakening service provider demand. Our underweight in the strong consumer staples sector also hindered relative results, as did positions in the industrials sector.

Among the contributors to equity performance was the financials sector due to good stock selection. For example, global insurance brokerage firm Marsh & McLennan Companies, Inc. benefited from revenue growth, margin expansion, and capital deployment. The company’s better-than-expected revenue growth was aided by M&A and strong organic growth in both its P&C brokerage and consulting segments. Strong stock selection in the health care sector also supported relative results.

Although the bond portion of the portfolio posted modest returns and led the Bloomberg Barclays U.S. Aggregate Bond Index, the risk appetite in the period was for equities. As a result, the impact of fixed income holdings was negative relative to the fund’s benchmark.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Capital Appreciation Value Fund Class NAV (began 1/6/11)	10.94%	13.24%	—	11.15%	86.22%	—	81.75%
S&P 500 Index[3,4]	12.55%	14.69%	—	12.23%	98.40%	—	91.95%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Capital Appreciation Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.86%.

Core Bond Fund
Subadvisors: Wells Capital Management, Inc.
Portfolio Managers: Troy Ludgood, Thomas O’Connor, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks total return consisting of income and capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
U.S. Government	29.7
U.S. Government Agency	26.4
Corporate bonds	22.0
Asset backed securities	12.4
Collateralized mortgage obligations	4.3
Foreign government obligations	1.6
Municipal bonds	0.9
Short-term investments	2.7

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Core Bond Fund Class NAV shares returned 5.65% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.97%.

Environment  >  The past 12 months have been volatile for the fixed-income markets as the U.S. Federal Reserve’s (Fed’s) first rate hike in nearly 10 years materialized as 2015 came to a close. After a turbulent first quarter of 2016, markets regained their footing as the year progressed. Markets were caught off guard as the United Kingdom voted to exit the European Union — as polls had predicted, but markets had not. A global rally in fixed income and sell-off in risk assets ensued for a short time but ultimately rebounded as the reporting period wound down.

The period ended with relative calm compared with the prior turbulence, due to a lack of a clear catalyst to spur markets out of range-bound trading. U.S. employment data continued to be a bright spot for the economy, while inflation remained subdued. All eyes remain focused on the remaining 2016 meetings of the Federal Open Market Committee, as well as the U.S. Presidential election.

Market opportunities resulting from uncertainty around the timing of the first Fed rate hike and continued strong issuance in credit markets created attractive opportunities to employ our bottom-up security selection process. We continued to hold out-of-benchmark positions in mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) throughout the period while maintaining an underweight allocation to U.S. Treasuries.

During the period, detractors included positioning within names in the pipeline, energy and bank and finance subsectors. Positioning in federal student loans was also a detractor from performance as ratings criteria changes continued to create widening and volatility in the sector. Contributors to performance included security selection in credit, especially in the information technology, telecommunications and healthcare subsectors as well as a sector overweight to credit. In Agency MBS, security selection in fixed rate MBS passthroughs and sector positioning in Agency MBS contributed to performance, while positioning in Agency collateralized mortgage obligations was a detractor.

Consistent with our bottom-up process, we maintained a neutral duration relative to the benchmark throughout the period. We believe the fund is well positioned should volatility increase further and we stand ready to take advantage of opportunities as they arise.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Core Bond Fund Class 1	5.59%	3.55%	5.23%	19.08%	66.53%
Core Bond Fund Class NAV	5.65%	3.60%	5.28%	19.32%	67.36%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	5.97%	3.24%	4.89%	17.30%	61.15%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Core Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.69% and Class NAV shares – 0.64%.

Fundamental Global Franchise Fund
Subadvisors: John Hancock Asset Management
Portfolio Managers: Emory W. Sanders, Jr., CFA, Jonathan White

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to provide capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of franchise companies. A franchise company is one whose return on invested capital over a three-year period is above its cost of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Consumer staples	40.3
Information technology	18.4
Consumer discretionary	17.7
Industrials	6.6
Health care	3.3
Real estate	2.5
Financials	1.5
Short-term investments and other	9.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Fundamental Global Franchise Fund Class NAV shares returned 20.34% and the MSCI World Index returned 7.32%.

Environment  >  Financial markets worldwide were volatile, buffeted by concerns over interest rates, oil prices, and slowing economic growth. The U.K.’s vote in June to exit the European Union and the uncertainties surrounding the upcoming U.S. presidential election also rattled investors. Against this backdrop, equity returns in many European markets were negative, while commodity-rich Canada, Australia and Brazil posted strong gains. U.S. stocks managed a solid advance, while emerging markets were mixed. The information technology, consumer staples, and materials sectors performed well, while the financials sector lagged.

The fund remained intent on focusing on 25 to 35 competitively advantaged global companies (32 at period end) with the potential to grow their businesses in most types of market environments. Security selection in the consumer discretionary and consumer staples sectors contributed to performance, with added gains from the financials and health care sectors. Individual contributors in the consumer discretionary sector included Germany-based sportswear apparel company adidas AG and e-commerce giant Amazon.com, Inc. Adidas’s shares rallied as investors reacted positively to the hiring of a new chief executive officer and better-than-expected revenue and earnings. Amazon’s shares climbed as increased financial disclosure revealed the profitability of its cloud-computing business and continued dominance in online retail. In the consumer staples sector, U.K.-based global brewer SAB Miller PLC benefited from a takeover offer that had gained most regulatory approvals by late July. Neither adidas nor SAB Miller was in the fund at period end.

An underweight allocation to the industrials sector and lack of exposure to the materials sector detracted from performance. Individual detractors included apparel and home furnishings company Ralph Lauren Corp., which saw revenue and profits pressured by its relatively new turnaround strategy. Consumer technology leader Apple, Inc. also disappointed as slowing iPhone and emerging markets sales led to unfavorable year-over-year earnings revenue comparisons.

At period end, about 40% of the fund’s net assets were held in the consumer staples sector. The fund also had a relatively high cash position, which should help us to take advantage of near future buying opportunities.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Fundamental Global Franchise Fund Class A (began 6/29/12)[3]	13.85%	—	—	12.19%	—	—	61.62%
Fundamental Global Franchise Fund Class I (began 6/29/12)	20.22%	—	—	13.99%	—	—	72.73%
Fundamental Global Franchise Fund Class NAV (began 6/29/12)	20.34%	—	—	14.10%	—	—	73.48%
MSCI World Index[4,5]	7.32%	—	—	11.83%	—	—	59.49%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Fundamental Global Franchise Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	Class A returns reflect maximum sales charge of 5%.

4	The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class A, Class I, and Class NAV shares, the net expenses equal the gross expenses, and are 1.28%, 0.96% and 0.85%, respectively.

Global Bond Fund
Subadvisors: Pacific Investment Management Company LLC
Portfolio Manager: Andrew Balls, Sachin Gupta, Lorenzo Pagani

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries, one of which may be the United States, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
Foreign government obligations	33.5
Corporate bonds	28.2
Collateralized mortgage obligations	15.1
U.S. Government	10.1
U.S. Government Agency	8.2
Asset backed securities	1.7
Term loans	0.2
Municipal bonds	0.1
Escrow shares	0.1
Purchased options	0.1
Short-term investments and other	2.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Global Bond Fund Class NAV shares returned 10.36% and the J.P. Morgan Global Government Bond Unhedged Index returned 9.92%.

Environment  >  In late 2015, the U.S. Federal Reserve (Fed) embarked upon a (gradual) hiking cycle for the first time in nearly a decade after economic data indicated that the U.S. economy remained on track, driven by robust job gains. Outside the U.S., the European Central Bank and China also continued easing programs.

At the start of 2016, global growth concerns in the midst of additional uncertainty from China and falling commodity prices sparked a sell-off in risk assets. Despite the elevated volatility in financial markets, the fundamental backdrop remained mostly intact. Low volatility prevailed in the April-May timeframe, before volatility rose in June with the unexpected outcome of the U.K. vote to leave the European Union. Sovereign yields rallied significantly while risk assets generally underperformed. However, the sell-off was short lived as the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the referendum. This low volatility spilled into August as central bankers expressed confidence in existing stimulus measures. Meanwhile the Fed’s relatively hawkish tone at the Jackson Hole symposium raised market expectations for a 2016 rate hike. U.S. equities eventually set new highs in August, and the U.S. 10-year yield rebounded from a June low.

The fund’s duration as of August 31, 2016 was 7.88 years. Overall, duration strategies were positive for returns over the period. A duration underweight to the U.S. for the majority of the reporting period detracted from returns as interest rates fell. However, this was more than offset by gains from curve positioning and duration adjustments within developed global markets, such as Italy, Spain, core European, the U.K., Denmark and Japan. Duration exposure was primarily managed using cash bonds, futures, and interest rate swaps, which was overall a net positive for returns over the period.

An allocation to the securitized sector was positive for performance as non-agency mortgage-backed securities benefited from spread narrowing. Tactical exposure to sovereign U.S.D.-denominated emerging market debt contributed to returns as spreads narrowed throughout the period. Holdings of agency debt were positive for returns as those securities outperformed. Exposure to U.S. Treasury Inflation Protected Securities detracted from performance as break-even inflation levels narrowed. Overall, currency strategies reflecting U.S. dollar strength were neutral for the period. Defensive positioning in Asian currencies — through the use of currency forwards — detracted during the period, however, this was offset by defensive positioning versus the euro and select long positions in Latin America.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Global Bond Fund Class 1	10.30%	2.20%	4.98%	11.50%	62.63%
Global Bond Fund Class NAV	10.36%	2.25%	5.05%	11.75%	63.63%
Bloomberg Barclays Global Aggregate Bond Index[3,4,5]	8.79%	1.15%	4.20%	5.88%	50.93%
J.P. Morgan Global Government Bond Unhedged Index[5,6]	9.92%	0.62%	4.34%	3.13%	52.94%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Global Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	Effective April 1, 2016, the fund’s primary benchmark is the Bloomberg Barclays Global Aggregate Bond Index, which more accurately reflects the fund’s risk/return profile.

4	The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged Index of global investment-grade debt securities.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

6	The J.P. Morgan Global Government Bond Unhedged Index is an unmanaged index which measures the performance of leading government bond markets based on total return in U.S. currency, and reflects reinvestment of all applicable dividends, capital gains and interest.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.83% and Class NAV shares – 0.78%.

Global Real Estate Fund
Subadvisors: Deutsche Investment Management Americas Inc.
Portfolio Managers: Daniel Ekins, Joseph D. Fisher, CFA, John Hammond, Chris Robinson, John W. Vojticek, David W. Zonavetch, CPA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks a combination of long-term capital appreciation and current income. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S real estate investment trusts (REITs), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
Retail REITs	25.0
Office REITs	12.9
Real estate operating companies	8.9
Diversified REITs	8.8
Residential REITs	8.2
Diversified real estate activities	7.2
Industrial REITs	7.0
Specialized REITs	6.9
Health care REITs	5.8
Hotel and resort REITs	3.1
Real estate development	3.0
Health care facilities	1.0
Short-term investments and other	2.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Global Real Estate Fund Class NAV shares returned 18.27% and the EPRA/NAREIT Global Index returned 18.39%.

Market Environment  >  Since the end of August 2015, risk assets rallied on the back of dovish central bank policy around the world. Despite the positive returns seen in equity markets over the year, there were bouts of volatility that stemmed from a multitude of factors such as geopolitical uncertainty, commodity prices, and unprecedented central bank measures. From a performance perspective, the global property market meaningfully outperformed the broader MSCI World Index during the year. We believe this strong absolute and relative performance for REITs has primarily stemmed from three basic factors: First, a positive and improving backdrop for real estate where fundamentals are driving returns; second, expectations of “lower for longer” borrowing costs; and third, the defensive, healthy and stable underlying cash flows of REITs amidst global market uncertainty and investor appetite for yield.

Within the global real estate market, Australia, the Americas, Continental Europe, and Asia (excluding Japan) all posted double-digit returns, in U.S. dollar terms. The worst performing segment was the United Kingdom, which was the only region to post negative absolute returns as most risk assets in the region were impacted by potential implications of the U.K.’s vote to exit the European Union. On the property front, supply remains subdued, providing limited downside to rental rates. Existing rents in most sectors and regions are below market, providing highly visible cash flow growth as rents are reset. Private real estate pricing should be stable as a sizable backlog of allocated capital remains to be invested. We expect some deterioration in secondary market assets, while prime assets should continue to attract capital. Going forward, the underlying low supply environment in most property sectors combined with steady demand and long leases should continue to support cash flow and dividend growth in the near- and long-term.

For the annual reporting period ending August 31, 2016, the portfolio slightly trailed the EPRA/NAREIT Global Index. Regional allocation decisions detracted from relative performance, primarily from underweight positioning in the Americas which outperformed the broader global real estate market. Over the one-year period, relative performance gains were helped by positive stock selection, particularly in the Americas, Japan and Continental Europe. Elsewhere, stock selection was positive, but to a lesser extent. During the last year, the portfolio’s largest average overweight regions included the United Kingdom and Continental Europe, while the Americas and Japan were the largest underweight regions.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Global Real Estate Fund Class NAV	18.27%	10.15%	3.87%	62.17%	46.14%
EPRA/NAREIT Global Index[3,4]	18.39%	9.53%	4.25%	57.64%	51.57%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Global Real Estate Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The EPRA/NAREIT Global Index is an unmanaged index, designed to track the performance of listed real estate companies and REITs worldwide.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is .95%.

Health Sciences Fund
Subadvisors: T. Rowe Price Associates, Inc.
Portfolio Manager: Ziad Bakri, Taymour Tamaddon, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to healthcare, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Industry Composition*	% of Total
Biotechnology	30.4
Health care providers and services	28.1
Pharmaceuticals	16.4
Health care equipment and supplies	13.8
Life sciences tools and services	5.3
Food and staples retailing	2.5
Health care technology	0.9
Specialty retail	0.3
Professional services	0.2
Machinery	0.2
Software	0.1
Commercial services and supplies	0.1
Short-term investments and other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Health Sciences Fund Class NAV shares declined 8.77% and the Lipper Health/Biotechnology Index declined 8.15%.

Environment  >  U .S. markets produced solid returns over the period — albeit against a backdrop of heightened volatility and uncertainty. The U.S. Federal Reserve Board raised short-term interest rates in December. The market took a sharp downturn early in the first quarter, primarily due to Chinese and global growth concerns. In late June, the unexpected decision by U.K. voters to leave the European Union contributed to uncertainty. During the period, the Lipper Health/Biotechnology Funds Index lost value and significantly trailed the broader market. Biotechnology and pharmaceuticals yielded the weakest results, with both posting double-digit losses as increasingly negative political rhetoric on drug pricing and fears of a decelerating pace of innovation weighed on the subsectors. Life sciences, on the other hand, posted double-digit returns, benefiting from strong end-market demand as well as continued stability and potential for improvement in academic and government spending.

The fund’s underweight in products and devices stood out as the most significant detractor from relative performance. This industry is generally viewed as a relative safe haven within health care, and is typically not an area that faces the same political pressures as biotechnology and pharmaceutical companies. It outperformed other health care segments for the period.

A favorable overweight and stock selection in the services industry contributed the most to relative performance. Shares of managed care company UnitedHealth Group, Inc. increased in the first quarter after releasing solid fourth-quarter results that were underpinned by outperformance in its Optum segment. Shares also gained after updated Medicare Advantage rates were announced at the higher end of expectations. This momentum continued through the rest of the period, as the company subsequently reported two more solid quarterly results. We believe that UnitedHealth Group will continue to accelerate earnings as a result of improving Medicare performance and continued growth in the Medicaid businesses. Managed care company Aetna, Inc. also helped, with shares increasing for much of the period on the likelihood of regulatory approval of its pending merger with Humana, Inc.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Health Sciences Fund Class NAV (began 9/30/11)	–8.77%	—	—	24.28%	—	—	191.54%
Lipper Health/Biotechnology Index[3,4]	–8.15%	—	—	22.11%	—	—	167.40%
S&P 500 Index[4,5]	12.55%	—	—	16.05%	—	—	108.07%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Health Sciences Fund expenses was reimbursed. If such expenses were not reimbursed, returns would be lower.

3	The Lipper Health/Biotechnology Index measures the performance of health and biotech funds.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

5	The S&P 500 Index is an unmanaged index that includes 500 widely traded stocks.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.99%.

High Yield Fund
Subadvisors: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
Corporate bonds	88.0
Term loans	4.5
Common stocks	2.7
Preferred securities	1.4
Foreign government obligations	0.7
Collateralized mortgage obligations	0.4
Convertible bonds	0.4
Short-term investments and other	1.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the High Yield Fund Class NAV shares returned 5.72% and the Citigroup High Yield Index returned 8.79%.

Environment  >  The high yield market (generally encompassing bonds rated BB or lower) experienced a dismal first six-months of the year only to recover sharply in the second half of the period ending August 31, 2016. For the period September 1, 2015 — February 29, 2016, the Citi High Yield Index declined 6.43% before rebounding to return 16.26% from March 1, 2016 — August 31, 2016. The rough start to the year was attributable to concerns surrounding China’s growth and policy outlook, China’s modest yet surprising currency devaluation, and rapidly declining commodity prices. Oil prices slumped on global economic growth concerns and oversupply, hitting a low of about $26 a barrel on February 11, 2016. However, sentiment began to shift in late February when the People’s Bank of China announced that China would look to stabilize its currency relative to a basket of currencies. These comments eased fears of a large devaluation. Commodity prices began to stabilize and, as global economic data firmed, began to improve as the supply and demand imbalance began to show improvement. Oil prices were down on a year over year basis but up sharply from the lows, ending August 2016 at around $45 a barrel. In the U.S. and Europe, economic reports showed economic growth remained positive, albeit sluggish. Although the U.S. Federal Reserve tightened monetary policy in December, central bank policies in general remained accommodative. Both the European Central Bank and the Bank of Japan adopted particularly aggressive policies to help boost the respective regions’ economic growth prospects. These factors helped boost risk markets and provide positive momentum as the year came to a close.

From a sector allocation standpoint, relative returns were negatively impacted due to an overweight to underperforming transportation and consumer segments and underweights to outperforming industrials and information technology. Issue selection also hurt relative performance for the year. The bottom performers for the fund were all energy companies, including Markwest Energy Partners LP, Ultrapetrol Bahamas, Ltd. and California Resources Corp. The fund’s quality positioning aided performance for the period. The fund held an overweight position in lower rated issuance which in general outperformed the market and an underweight position in higher rated issuance which generally underperformed the market.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
High Yield Fund Class 1	5.60%	6.08%	6.65%	34.31%	90.35%
High Yield Fund Class NAV	5.72%	6.14%	6.71%	34.69%	91.40%
Citigroup High Yield Index[3,4]	8.79%	7.10%	7.38%	40.93%	103.88%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the High Yield Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Citigroup High Yield Index is an unmanaged index which measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.77% and Class NAV shares – 0.72%.

International Growth Opportunities Fund
Subadvisors: Baillie Gifford Overseas Ltd
Portfolio Managers: James Anderson, Lawrence Burns, Tom Coutts, Brian Lum, CFA, David Salter, Kave Sigaroudinia, Nick Thomas, CFA, Sarah Whitley

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. The fund normally invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in common stocks issued by companies domiciled outside the United States.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Information technology	29.2
Consumer discretionary	24.7
Financials	14.6
Industrials	9.6
Health care	8.5
Consumer staples	4.3
Materials	4.0
Telecommunication services	3.6
Short-term investments and other	1.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the International Growth Opportunities Fund Class NAV shares returned 8.06% and the MSCI EAFE Index returned 0.38%.

Environment  >  Sluggish global economic growth and political uncertainty have made international investors gloomy. However, political turmoil in Britain has little direct impact on the fund, and we have not changed our process in reaction to it. We continue to focus on areas of clear and significant progress, driven by innovation. As long term investors we aim to stick to a steady course. Indeed, we have taken the opportunity to add to holdings with exciting growth potential during the year.

The fund outperformed as emerging markets rallied. Many holdings are reaping the benefits of significant investment to expand their markets. Tencent Holdings, Ltd., Alibaba Group Holdings, Ltd., and Baidu, Inc. continue to lead the way in terms of internet-based commerce in China. The three contributed strongly to performance over the year. Mobile internet platforms have given them direct access to a huge emerging consumer base. They are expanding beyond their core businesses and into a range of industries from retail to advertising, travel and banking. This allows for greater-than anticipated sustained growth rates. Similar e-commerce opportunities exist in other countries and NAVER Corp. (South Korea), MercadoLibre (Argentina), and Zalando SE (Germany) have also taken advantage, performing well during the year.

Three healthcare companies performed strongly over the past year, and have further potential. M3, Inc. uses the internet to connect physicians, patients and pharmaceutical companies more efficiently, and is growing rapidly outside its Japanese base. Denmark’s Genmab A/S is developing antibody therapy for cancer and has delivered promising data in the trial of its treatment for multiple myeloma. Korea’s Celltrion, Inc. offers generic versions of existing biological drugs and is expanding the markets where it enjoys regulatory approval.

European bank holdings again performed weakly. Continued low interest rates are hindering their profitability, and uncertainty about economic growth has reignited concerns about their financial solidity. We have sold the fund’s holdings in Bank of Ireland, UniCredit SpA, and Banco Santander SA as a result.

We sold Turkey’s BIM Birlesik Magazalar AS, and Russia’s Magnit PSJC GDR. The deteriorating political and economic situation in those countries reduces the growth prospects of these two food retailers. We reinvested the proceeds in Tal Education Group, a Chinese K-12 after school tutoring company, and Pigeon Corp., a Japanese consumer goods company expanding in Asia.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
International Growth Opportunities Fund Class NAV (began 7/19/12)	8.06%	—	—	7.96%	—	—	37.13%
MSCI EAFE Index[3,4]	0.38%	—	—	7.65%	—	—	35.51%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the International Growth Opportunities Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.87%.

International Growth Stock Fund
Subadvisors: Invesco Advisers, Inc.
Portfolio Managers: Brentley Bates, CFA, CPA, Mathew Dennis, CFA, Mark Jason, CFA, Richard Nield, CFA, Clas Olsson

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to achieve long-term growth of capital. The fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the fund’s portfolio managers to have potential for earnings or revenue growth. Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Consumer discretionary	19.4
Financials	17.5
Information technology	17.4
Industrials	12.8
Health care	8.9
Consumer staples	8.5
Energy	3.8
Materials	2.7
Short-term investments and other	9.0

*	As a percentage of net assets

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the International Growth Stock Fund Class NAV shares returned 4.80% and the MSCI AC World ex-U.S.A. Growth Index returned 6.04%.

Environment  >  Equity markets were volatile during the period but managed to produce positive returns. The reporting period began amid a sharp stock market sell-off driven by weakness in Asia, but equity markets largely recovered by the end of 2015. However, stocks began 2016 on a negative note, driven by investor concerns about weakness in the Chinese economy, falling oil prices and uncertainty over U.S. Federal Reserve policy. Markets recovered in late February and posted gains until June, when U.K. voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major U.S. equity indexes hit record highs during the summer.

The fund posted a positive return for the period but underperformed its benchmark index. Relative underperformance was driven primarily by stock selection and overweight exposure in the consumer discretionary sector and in Europe. In contrast, overweight exposure in the information technology sector and stock selection in Canada helped to offset some of the underperformance.

At the sector level, stock selection and overweight exposure in the consumer discretionary sector was the leading detractor from relative performance. Portfolio exposure in the media industry was the primary detractor within the sector. Stock selection in the volatile energy sector was also a detractor from relative performance. From a geographic perspective, stock selection and overweight exposure in Europe was the largest detractor from relative performance. Stock selection in Switzerland and overweight exposure in the U.K. and Israel also detracted from relative performance.

Conversely, stock selection and overweight exposure in the information technology (IT) sector contributed to relative performance. Exposure in the semiconductor and IT services industries contributed to relative performance within the sector. Underweight exposure in the health care sector and stock selection in the industrials sector contributed to relative results as well. Geographically, stock selection in Canada led relative performance. Stock selection in Singapore and Japan also contributed to relative results.

Over the long-term, the managers believe their focus on corporate fundamentals continues to serve fund investors well, in an environment that remains dominated by macro-economic and political uncertainties. They believe that for long-term investors the resulting market volatility can provide opportunities to buy high-quality companies at attractive prices.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
International Growth Stock Fund Class NAV (began 9/16/10)	4.80%	5.77%	—	5.88%	32.37%	—	40.58%
MSCI AC World ex-USA Growth Index[3,4]	6.04%	4.67%	—	4.77%	25.64%	—	32.02%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the International Growth Stock Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The MSCI AC World ex-U.S.A. Growth Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets, excluding the Unites States of America, that have higher than average growth characteristics.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.86%.

International Small Cap Fund
Subadvisors: Franklin Templeton Investment Corp.
Portfolio Managers: Harlan B. Hodes, CPA, David Tuttle, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which, at the time of investment, have total stock market capitalizations or annual revenues of $4 billion or less.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Consumer discretionary	24.2
Industrials	17.6
Financials	13.0
Information technology	11.7
Consumer staples	8.9
Health care	5.5
Energy	5.3
Materials	5.1
Real estate	3.9
Short-term investments and other	4.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the International Small Cap Fund Class NAV shares declined 0.64% and the S&P Citigroup Global ex-U.S. <$2 Billion Index returned 10.17%.

Environment  >  During the last year, international small-capitalization stocks generally outperformed their larger capitalization counterparts. The major event of the period was the U.K. referendum vote in June to leave the European Union, known as “Brexit.”

The fund underperformed the index during the period. Stock selection in consumer discretionary, information technology, and financials detracted significantly. Among individual positions, Japan’s Asics Corp., a global footwear giant, fell sharply. The company cut its full-year operating profit forecast due to a slowdown in its North American business, which we believe was caused by a sluggish product response to a dramatic trend shift in the casual running and sneakers market. However, in addition to making organizational changes, Asics has been expanding its target market over the last few years to include casual running as well as performance footwear. We see this as a period of major transition for Asics.

Shares of Dutch engineering firm Arcadis NV declined after posting a worse-than-expected drop in second quarter earnings and warning investors of Brexit-related uncertainty into 2017. The company earned a material portion of its revenue in Britain last year. Although the headwinds have impacted the company, we believe the market has been overly pessimistic about the stock and that its share price as of period-end represented compelling value.

There were some holdings that performed well during the period under review. M. Dias Branco SA is considered the market leader in cookies, crackers, and pasta in Brazil. Shares of M. Dias Branco improved during the period due to strong financial results. We believe the company’s market-leading brands and the significant competitive advantages it has developed by vertically integrating and slowly developing a distribution channel across Brazil may lead to strong performance over our long-term investment horizon. Huhtamaki OYJ is a Finnish company that manufactures and supplies packaging for various industries. With a significant portion of sales generated in emerging markets and a strong position in Asia, particularly in fast-growing India, we believe Huhtamaki is well positioned to reap the benefits of strong growth we expect in these markets. As a global leader in food-service packaging and paper cups, Huhtamaki is also exposed to the increasing on-the-go trend in Europe and other markets.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
International Small Cap Fund Class 1	–0.69%	4.84%	4.01%	26.68%	48.12%
International Small Cap Fund Class NAV	–0.64%	4.90%	4.06%	27.01%	48.83%
S&P Citigroup Global ex U.S. <$2 Billion Index[3,4]	10.17%	4.68%	4.55%	25.70%	55.99%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the International Small Cap Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The S&P Citigroup Global ex U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 1.07% and Class NAV shares – 1.02%.

International Value Fund
Subadvisors: Templeton Investment Counsel, LLC
Portfolio Managers: Peter A. Nori, CFA, Tucker Scott, CFA, Cindy L. Sweeting, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Financials	25.7
Energy	20.2
Health care	13.4
Information technology	11.4
Materials	7.7
Consumer discretionary	7.6
Industrials	6.1
Telecommunication services	5.4
Consumer staples	0.7
Short-term investments and other	1.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the International Value Fund Class NAV shares returned 3.93% and the MSCI EAFE Index returned 0.38%.

Environment  >  During the last year, the fund outperformed its benchmark, the MSCI EAFE Index. Low and even negative interest rates were key factors in the market’s performance, with the financials sector suffering most acutely as net interest margins tightened. Sectors such as consumer staples rallied, as did energy and materials firms, which we believed opportunistically restructured and refinanced against a backdrop of stabilizing commodity prices.

Stock selection in the materials and information technology (IT) sectors contributed to the fund’s relative performance. Overweight allocations in the materials, IT and energy sectors also aided relative results. From the materials sector, Swiss miner and commodities trader Glencore Xstrata PLC rallied amid successful restructuring and deleveraging initiatives. Canadian precious metals streamer Silver Wheaton Corp. and Canadian gold miner Barrick Gold Corp. also benefited during the period from solidifying gold and silver prices. Within the energy sector, shares of U.S. oilfield services firm Halliburton, Inc. improved as rebounding oil prices led investors to anticipate an earnings recovery.

Turning to relative detractors, stock selection in the consumer staples and financials sectors along with an underweight allocation in consumer staples and an overweight allocation in financials hurt the fund’s relative performance. Financials sector holdings declined following the unexpected result of the U.K.’s historic referendum vote in June to leave the European Union. As a result, some of the fund’s largest relative detractors included European financial firms like Credit Suisse Group AG (Switzerland), UniCredit SpA (Italy), Barclays PLC (U.K.) and BNP Paribas SA (France). Nonetheless, we were encouraged by the generally stronger-than-expected second quarter results reported at the end of the review period. We believe that even a modest improvement in returns against a backdrop of relative stability could be sufficient to expand valuation multiples from today’s severely depressed levels. On the other hand, consumer staples stocks remained generally expensive and unattractive based on our analysis.

From a regional standpoint, stock selection and an overweight allocation to Asia contributed to relative performance, led by South Korea. Additionally, North American positions, particularly in Canada, also aided returns. Conversely, the positive impact of underweighting Europe was completely offset by the negative effect of stock selection.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
International Value Fund Class 1	3.86%	4.18%	1.97%	22.70%	21.52%
International Value Fund Class NAV	3.93%	4.22%	2.01%	22.97%	22.07%
MSCI EAFE Index[3,4]	0.38%	5.48%	2.19%	30.58%	24.13%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the International Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.90% and Class NAV shares – 0.85%.

Investment Quality Bond Fund
Subadvisors: Wellington Management Company, LLP
Portfolio Managers: Robert D. Burn, CFA, Campe Goodman, CFA, Joseph F. Marvan, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The fund will tend to focus on corporate bonds and U.S. government bonds with intermediate- to longer-term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
U.S. Government Agency	31.2
Corporate bonds	24.5
U.S. Government	12.9
Asset backed securities	11.5
Collateralized mortgage obligations	8.9
Term loans	2.7
Foreign government obligations	1.1
Municipal bonds	0.7
Short-term investments	6.5

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Investment Quality Bond Fund Class NAV shares returned 6.58% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.97%.

Environment  >  Fixed income markets were volatile for the majority of the period as investors grappled with growing divergences in economic growth and central bank policy. With an improving economic outlook in the U.S. relative to the rest of the world, market participants braced for the U.S. Federal Reserve Bank’s (Fed) first rate hike in nine years and potential market implications. Oil prices were volatile over the period, falling in 2015 before bouncing back a bit in 2016. Meanwhile, an unexpected devaluation in China’s currency rattled global financial markets, deepening fears about the Chinese economic slowdown and potential spillover effects from the slowdown. Thus far in 2016, fixed income markets continue to be influenced by global economic growth concerns, central bank monetary policies, and oil prices, as well as the United Kingdom’s vote to leave the European Union. Credit spreads initially widened in the wake of Britain’s vote to leave the E.U. but then rallied strongly on the prospect of further monetary policy easing globally.

The fund’s positioning in the credit sectors benefited relative results as credit spreads generally tightened over the period. Specifically, allocations to asset backed securities, particularly collateralized loan obligations and commercial mortgage backed securities, were the top contributors to relative performance. Security selection within investment grade credit, specifically within industrials also aided relative results. Within the non-agency mortgage backed securities sector, we favored agency debt linked to residential mortgages (credit risk transfer or CRT). This positioning contributed to outperformance as the CRT market benefited from strong housing fundamentals and demand for well underwritten post-crisis residential mortgage credit. The fund’s exposure to both bank loans and upper-tier high yield issuers was a positive contributor to performance as well, supported by investors’ search for yield and the rebound in oil prices.

The team used high yield derivatives as a source of liquidity and to manage overall portfolio risk; this positioning detracted as credit sectors performed well over the period. Treasury futures and interest rate swaps were used to manage the fund’s duration and yield curve positioning. The fund’s duration positioning benefited relative performance, particularly a short duration posture late in 2015 as interest rates rose. The fund’s short exposure to emerging markets debt, which was based on weakening fundamentals and was implemented using credit default swap indexes, detracted from performance. An allocation to treasury inflation protection securities, which was partially implemented through inflation-based swaps, was also unfavorable.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Fund Class 1	6.51%	3.59%	4.99%	19.30%	62.78%
Investment Quality Bond Fund Class NAV	6.58%	3.65%	5.04%	19.62%	63.57%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	5.97%	3.24%	4.89%	17.30%	61.15%
Blended Index[4,5]	7.07%	3.72%	5.21%	20.06%	66.17%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Investment Quality Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

5	The Blended Index represents 50% of the Bloomberg Barclays U.S. Government Index and 50% Bloomberg Barclays U.S. Credit Index.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.68% and Class NAV shares – 0.63%.

Lifestyle II Aggressive Portfolio
Subadvisors: John Hancock Asset Management and John Hancock Asset Management a division of Manulife Asset Management (North America)
Limited (John Hancock Asset Management (North America)
Portfolio Managers: Robert M. Boyda, Michelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Affiliated investment companies	67.4
Large Blend	67.4
Unaffiliated investment companies	32.5
Equity	32.5
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Lifestyle II Aggressive Portfolio Class 1 shares returned 9.30% and a blend of 70% Russell 3000 Index and 30% MSCI AC World ex-U.S.A. Index returned 9.01%.

Environment  >  The beginning of the period came on the heels of a sharp sell-off in global stock markets triggered by concerns about China’s slowing economy and falling crude oil prices. After a few months’ respite, those same factors influenced global markets at the beginning of 2016, leading to another sharp drop in share prices.

Multiple central banks were quick to respond to the weakness in global markets with monetary easing policies. Early in February, partly in response to this aggressive easing, U.S. stocks began a sustained rally. A recovery in the price of crude oil and lessening concerns about global economic growth also helped lift share prices. In June, global markets faced a brief but sharp setback after the U.K. “Brexit” vote to leave the European Union, which caught many investors off guard. However, the market impact up until now appears to have been short-lived.

Foreign stocks in developed markets were considerably weaker than their U.S. counterparts, consistently lagging for most of the period. Emerging markets stocks were relatively weak until mid-January, when a rebound in the price of crude oil and a weaker U.S. dollar enabled those stocks to catch up somewhat.

The portfolio’s assets are globally diversified across multiple asset classes, with allocations in line with the portfolio’s risk targets.

The portfolio had a strong year, outpacing its custom benchmark and ending the period in the top quartile of its Morningstar peer group. Performance benefited from both positive asset allocation and strong results from manager selection. Manager selection effects are the result of structural differences between the exchange-traded funds and their benchmarks.

In terms of asset allocation, sector positioning contributed to performance as real estate investment trusts and the information technology sector were among the top performers. An underweight allocation to relatively strong emerging markets equities detracted from performance compared with the index.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Lifestyle II Aggressive Portfolio Class R6 (began 12/30/13)	9.34%	—	—	4.70%	—	—	13.09%
Lifestyle II Aggressive Portfolio Class 1 (began 12/30/13)	9.30%	—	—	4.70%	—	—	13.09%
S&P 500 Index[3,4]	12.55%	—	—	8.63%	—	—	24.76%
MSCI EAFE Index[4,5]	0.38%	—	—	–1.36%	—	—	–3.60%
Blended Index[4,6]	9.01%	—	—	5.13%	—	—	14.28%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Lifestyle II Aggressive Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The S&P 500 Index is an unmanaged index that includes 500 widely-traded common Stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

5	The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

6 The Blended Index is composed of 70% Russell 3000 Index and 30% MSCI AC World ex-U.S.A. Index.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and R6 shares the gross expenses are 0.97% and 0.93%, respectively, and the net expenses are 0.68% and 0.64%, respectively.

Lifestyle II Balanced Portfolio
Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert M. Boyda, Michelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying funds that invest primarily in equity securities and approximately 40% in underlying funds that invest primarily in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Affiliated investment companies	39.9
Large Blend	39.9
Unaffiliated investment companies	60.1
Fixed income	41.1
Equity	19.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Lifestyle II Balanced Portfolio Class 1 shares returned 8.44% and a blend of 42% Russell 3000 Index, 18% MSCI AC World ex-U.S.A. Index, 8% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 32% Bloomberg Barclays U.S. Aggregate Bond Index returned 8.27%.

Environment  >  The beginning of the period came on the heels of a sharp sell-off in global stock markets triggered by concerns about China’s slowing economy and falling crude oil prices. After a few months’ respite, those same factors influenced global markets at the beginning of 2016, leading to another sharp drop in share prices.

Multiple central banks were quick to respond to the weakness in global markets with monetary easing policies. Early in February, partly in response to this aggressive easing, U.S. stocks began a sustained rally. A recovery in the price of crude oil and lessening concerns about global economic growth also helped lift share prices. In June, global markets faced a brief but sharp setback after the U.K. “Brexit” vote to leave the European Union, which caught many investors off guard. However, the market impact up until now appears to have been short-lived.

Foreign stocks in developed markets were considerably weaker than their U.S. counterparts, consistently lagging for most of the period. Emerging markets stocks were relatively weak until mid-January, when a rebound in the price of crude oil and a weaker U.S. dollar enabled those stocks to catch up somewhat.

Yields on U.S. Treasury securities fell sharply at the beginning of 2016 and again in June. Falling yields helped lift the prices of investment-grade bonds. After weak performance during the first six months of the period, high-yield bonds recovered, aided by stabilization in commodities markets.

The portfolio’s assets are globally diversified across multiple asset classes, with equity and fixed income allocations in line with the portfolio’s risk targets.

The portfolio had a strong year, outpacing its custom benchmark and ending the period in the top quartile of its Morningstar peer group. Performance benefited from both positive asset allocation and strong results from manager selection. Manager selection effects are the result of structural differences between the exchange-traded funds and their benchmarks.

In terms of asset allocation, sector positioning contributed to performance as real estate investment trusts and the information technology sector were among the top performers. In fixed income, underweight exposure to core bonds and allocations to certain credit-oriented sectors, including emerging markets and high-yield debt, contributed to performance. An underweight allocation to emerging markets equities and overweight allocation to bank loans detracted from performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Lifestyle II Balanced Portfolio Class R6 (began 12/30/13)	8.49%	—	—	4.56%	—	—	12.67%
Lifestyle II Balanced Portfolio Class 1 (began 12/30/13)	8.44%	—	—	4.56%	—	—	12.66%
S&P 500 Index[3,4]	12.55%	—	—	8.63%	—	—	24.76%
Bloomberg Barclays U.S. Aggregate Bond Index[4,5]	5.97%	—	—	4.64%	—	—	12.89%
Blended Index[4,6]	8.27%	—	—	5.07%	—	—	14.12%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Lifestyle II Balanced Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The S&P 500 Index is an unmanaged index that includes 500 widely-traded common Stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6	The Blended Index is composed of 42% Russell 3000 Index, 18% MSCI AC World ex-U.S.A. Index, 8% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 32% Bloomberg Barclays U.S. Aggregate Bond Index.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and R6 shares the gross expenses are 0.84% and 0.80%, respectively, and the net expenses are 0.74% and 0.70%, respectively.

Lifestyle II Conservative Portfolio
Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert M. Boyda, Michelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks a high level of current income and with some consideration given to growth of capital. The portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Affiliated investment companies	12.4
Large Blend	12.4
Unaffiliated investment companies	87.6
Fixed Income	79.8
Equity	7.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Lifestyle II Conservative Portfolio Class 1 shares returned 7.68% and a blend of 14% Russell 3000 Index, 6% MSCI AC World ex-U.S.A. Index, 16% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 64% Bloomberg Barclays U.S. Aggregate Bond Index returned 7.26%.

Environment  >  The beginning of the period came on the heels of a sharp sell-off in global stock markets triggered by concerns about China’s slowing economy and falling crude oil prices. After a few months’ respite, those same factors influenced global markets at the beginning of 2016, leading to another sharp drop in share prices.

Multiple central banks were quick to respond to the weakness in global markets with monetary easing policies. Early in February, partly in response to this aggressive easing, U.S. stocks began a sustained rally. A recovery in the price of crude oil and lessening concerns about global economic growth also helped lift share prices. In June, global markets faced a brief but sharp setback after the U.K. “Brexit” vote to leave the European Union, which caught many investors off guard. However, the market impact up until now appears to have been short-lived.

Foreign stocks in developed markets were considerably weaker than their U.S. counterparts, consistently lagging for most of the period. Emerging markets stocks were relatively weak until mid-January, when a rebound in the price of crude oil and a weaker U.S. dollar enabled those stocks to catch up somewhat.

Yields on U.S. Treasury securities fell sharply at the beginning of 2016 and again in June. Falling yields helped lift the prices of investment-grade bonds. After weak performance during the first six months of the period, high-yield bonds recovered, aided by stabilization in commodities markets.

The portfolio’s assets are globally diversified across multiple asset classes, with equity and fixed income allocations in line with the portfolio’s risk targets.

The portfolio had a strong year, outpacing its custom benchmark and ending the period in the top quartile of its Morningstar peer group. Performance benefited from both positive asset allocation and strong results from manager selection. Manager selection effects are the result of structural differences between the exchange-traded funds and their benchmarks.

In terms of asset allocation, sector positioning contributed to performance as real estate investment trusts and the information technology sector were among the top performers. In fixed income, underweight exposure to core bonds and allocations to select credit-oriented sectors, including emerging markets and high-yield debt, contributed to performance. An underweight allocation to emerging markets equities and overweight allocation to bank loans detracted from performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Lifestyle II Conservative Portfolio Class R6 (began 12/30/13)	7.71%	—	—	4.29%	—	—	11.90%
Lifestyle II Conservative Portfolio Class 1 (began 12/30/13)	7.68%	—	—	4.29%	—	—	11.90%
S&P 500 Index[3,4]	12.55%	—	—	8.63%	—	—	24.76%
Bloomberg Barclays U.S. Aggregate Bond Index[4,5]	5.97%	—	—	4.64%	—	—	12.89%
Blended Index[4,6]	7.26%	—	—	4.82%	—	—	13.40%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Lifestyle II Conservative Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The S&P 500 Index is an unmanaged index that includes 500 widely-traded common Stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expense or sales charges, which would result in lower returns.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6	The Blended Index is composed of 14% Russell 3000 Index, 6% MSCI AC World ex-U.S.A. Index, 16% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 64% Bloomberg Barclays U.S. Aggregate Bond Index.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and Class R6 shares the gross expenses are 1.33% and 1.30%, respectively, and the net expenses are 0.78% and 0.75%, respectively.

Lifestyle II Growth Portfolio
Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert M. Boyda, Michelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying funds that invest primarily in equity securities, and approximately 20% in underlying funds that invest primarily in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Affiliated investment companies	53.5
Large Blend	53.5
Unaffiliated investment companies	46.4
Equity	25.9
Fixed Income	20.5
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Lifestyle II Growth Portfolio Class 1 shares returned 8.92% and a blend of 56% Russell 3000 Index, 24% MSCI AC World ex-U.S.A. Index, 4% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 16% Bloomberg Barclays U.S. Aggregate Bond Index returned 8.67%.

Environment  >  The beginning of the period came on the heels of a sharp sell-off in global stock markets triggered by concerns about China’s slowing economy and falling crude oil prices. After a few months’ respite, those same factors influenced global markets at the beginning of 2016, leading to another sharp drop in share prices.

Multiple central banks were quick to respond to the weakness in global markets with monetary easing policies. Early in February, partly in response to this aggressive easing, U.S. stocks began a sustained rally. A recovery in the price of crude oil and lessening concerns about global economic growth also helped lift share prices. In June, global markets faced a brief but sharp setback after the U.K. “Brexit” vote to leave the European Union, which caught many investors off guard. However, the market impact up until now appears to have been short-lived.

Foreign stocks in developed markets were considerably weaker than their U.S. counterparts, consistently lagging for most of the period. Emerging markets stocks were relatively weak until mid-January, when a rebound in the price of crude oil and a weaker U.S. dollar enabled those stocks to catch up somewhat.

Yields on U.S. Treasury securities fell sharply at the beginning of 2016 and again in June. Falling yields helped lift the prices of investment-grade bonds. After weak performance during the first six months of the period, high-yield bonds recovered, aided by stabilization in commodities markets.

The portfolio’s assets are globally diversified across multiple asset classes, with equity and fixed income allocations in line with the portfolio’s risk targets.

The portfolio had a strong year, outpacing its custom benchmark and ending the period in the top quartile of its Morningstar peer group. Performance benefited from both positive asset allocation and strong results from manager selection. Manager selection effects are the result of structural differences between the exchange-traded funds and their benchmarks.

In terms of asset allocation, sector positioning contributed to performance as real estate investment trusts and the information technology sector were among the top performers. In fixed income, underweight exposure to core bonds and allocations to certain credit-oriented sectors, including emerging markets and high-yield debt, contributed to performance. An underweight allocation to emerging markets equities and overweight allocation to bank loans detracted from performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Lifestyle II Growth Portfolio Class R6 (began 12/30/13)	8.95%	—	—	4.72%	—	—	13.14%
Lifestyle II Growth Portfolio Class 1 (began 12/30/13)	8.92%	—	—	4.71%	—	—	13.10%
S&P 500 Index[3,4]	12.55%	—	—	8.63%	—	—	24.76%
Bloomberg Barclays U.S. Aggregate Bond Index[4,5]	5.97%	—	—	4.64%	—	—	12.89%
Blended Index[4,6]	8.67%	—	—	5.12%	—	—	14.27%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Lifestyle II Growth Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The S&P 500 Index is an unmanaged index that includes 500 widely-traded common Stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6	The Blended Index is composed of 56% Russell 3000 Index, 24% MSCI AC World ex-U.S.A. Index, 4% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 16% Bloomberg Barclays U.S. Aggregate Bond Index.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and R6 shares the gross expenses are 0.83% and 0.80%, respectively, and the net expenses are 0.71% and 0.68%, respectively.

Lifestyle II Moderate Portfolio
Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert M. Boyda, Michelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks a balance between a high level of current income and growth of capital, with greater emphasis on income. The portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Asset Allocation*	% of Total
Affiliated investment companies	26.6
Large Blend	26.6
Unaffiliated investment companies	73.4
Fixed income	60.5
Equity	12.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Lifestyle II Moderate Portfolio Class 1 shares returned 8.13% and a blend of 28% Russell 3000 Index, 12% MSCI AC World ex-U.S.A. Index, 12% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 48% Bloomberg Barclays U.S. Aggregate Bond Index returned 7.80%.

Environment  >  The beginning of the period came on the heels of a sharp sell-off in global stock markets triggered by concerns about China’s slowing economy and falling crude oil prices. After a few months’ respite, those same factors influenced global markets at the beginning of 2016, leading to another sharp drop in share prices.

Multiple central banks were quick to respond to the weakness in global markets with monetary easing policies. Early in February, partly in response to this aggressive easing, U.S. stocks began a sustained rally. A recovery in the price of crude oil and lessening concerns about global economic growth also helped lift share prices. In June, global markets faced a brief but sharp setback after the U.K. “Brexit” vote to leave the European Union, which caught many investors off guard. However, the market impact up until now appears to have been short-lived.

Foreign stocks in developed markets were considerably weaker than their U.S. counterparts, consistently lagging for most of the period. Emerging markets stocks were relatively weak until mid-January, when a rebound in the price of crude oil and a weaker U.S. dollar enabled those stocks to catch up somewhat.

Yields on U.S. Treasury securities fell sharply at the beginning of 2016 and again in June. Falling yields helped lift the prices of investment-grade bonds. After weak performance during the first six months of the period, high-yield bonds recovered, aided by stabilization in commodities markets.

The portfolio’s assets are globally diversified across multiple asset classes, with equity and fixed income allocations in line with the portfolio’s risk targets.

The portfolio had a strong year, outpacing its custom benchmark and ending the period in the top quartile of its Morningstar peer group. Performance benefited from both positive asset allocation and strong results from manager selection. Manager selection effects are the result of structural differences between the exchange-traded funds and their benchmarks.

In terms of asset allocation, sector positioning contributed to performance as real estate investment trusts and the information technology sector were among the top performers. In fixed income, underweight exposure to core bonds and allocations to select credit-oriented sectors, including emerging markets and high-yield debt, contributed to performance. An underweight allocation to emerging markets equities and overweight allocation to bank loans detracted from performance.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Lifestyle II Moderate Portfolio Class R6 (began 12/30/13)	8.17%	—	—	4.34%	—	—	12.05%
Lifestyle II Moderate Portfolio Class 1 (began 12/30/13)	8.13%	—	—	4.34%	—	—	12.05%
S&P 500 Index[3,4]	12.55%	—	—	8.63%	—	—	24.76%
Bloomberg Barclays U.S. Aggregate Bond Index[4,5]	5.97%	—	—	4.64%	—	—	12.89%
Blended Index[4,6]	7.80%	—	—	4.97%	—	—	13.83%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception, a portion of the Lifestyle II Conservative Portfolio expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The Blended Index is composed of 28% Russell 3000 Index, 12% MSCI AC World ex-U.S.A. Index, 12% Bank of America Merrill Lynch U.S. High Yield Master II Index, and 48% Bloomberg Barclays U.S. Aggregate Bond Index.

The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and Class R6 shares the gross expenses are 1.11% and 1.07%, respectively, and the net expenses are is 0.77% and 0.73%, respectively.

Mid Cap Stock Fund
Subadvisors: Wellington Management Company LLP
Portfolio Managers: Mario E. Abularach, CFA, CMT, Michael T. Carmen, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth and capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Information technology	28.7
Health care	21.6
Consumer discretionary	20.1
Industrials	10.7
Energy	4.7
Consumer staples	4.3
Real estate	3.4
Financials	3.0
Materials	1.0
Short-term investments and other	2.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Mid Cap Stock Fund Class NAV shares returned 3.06% and the Russell Midcap Growth Index returned 7.00%.

Environment  >  Global equities advanced during the period ending August 31, 2016. Early in the period, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the European Central Bank’s cut in its eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. After much anticipation, the U.S. Federal Reserve delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of 2015. Worries about a growth slowdown in China dominated market headlines through the end of 2015. Volatility continued through the first half of 2016. After a lengthy and at times acrimonious campaign, the United Kingdom voted to leave the European Union. Following a long period of closer European integration, this historic event marked a profound change in how the UK would interact with the rest of Europe going forward. After the vote, global equities sold off sharply before recovering most of their losses.

Within the fund, stock selection drove underperformance. Weak security selection within the materials and information technology sectors was partially offset by positive contributions from health care and energy holdings. Sector allocation, a product of the bottom-up stock selection process, also detracted from relative returns. In particular, an overweight to the weak performing health care sector and an underweight to consumer staples hurt relative results. These results were partially offset by an overweight to the energy and information technology sectors.

Top detractors from relative performance during the period included packaged foods company Nomad Foods, Ltd., chemical company Platform Specialty Products Corp., and ventricular device company HeartWare International, Inc. We eliminated our position in HeartWare International during the period, but held on to Nomad Foods and Platform Specialty.

Top contributors to relative performance during the period included cloud computing company Veeva Systems, Inc., online real estate database company Zillow Group, Inc., and medical device company Insulet Corp.

At the end of the period, the fund was meaningfully overweight to the information technology, health care, and energy sectors. The financials, materials, and consumer staples sectors represented the fund’s largest underweights.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Fund Class 1	3.02%	12.33%	7.84%	78.86%	112.75%
Mid Cap Stock Fund Class NAV	3.06%	12.38%	7.89%	79.21%	113.70%
Russell Midcap Growth Index[3,4]	7.00%	13.43%	8.76%	87.78%	131.56%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Mid Cap Stock Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.91% and Class NAV shares – 0.86%.

Mid Value Fund
Subadvisors: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that are within the S&P MidCap 400 Index or the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Financials	23.5
Consumer discretionary	11.4
Energy	10.7
Materials	9.5
Industrials	9.3
Health care	8.8
Consumer staples	7.2
Real estate	5.3
Utilities	3.5
Information technology	2.9
Telecommunication services	0.3
Short-term investments and other	7.6

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended August 31, 2016, the Mid Value Fund Class NAV shares returned 15.18% and the Russell Midcap Value Index returned 12.88%.

Environment  >  Much of the period was marked by instability — from the fallout resulting from the plunge in Chinese exports and manufacturing activity to start the period, to continued commodity pricing weakness, and finally, to the unexpected outcome of the U.K.’s vote to exit the European Union. Additionally, speculation regarding the direction of interest rates was a constant theme. The increased volatility in the markets offered better opportunities for stock picking than we have seen in recent years, and the portfolio was quite active over the period, initiating new positions in areas such as consumer finance, retail, energy, and aerospace/defense, and adding to existing holdings in a wide variety of different industries.

Stock selection and an overweight position in energy led relative results for the period. Canadian Natural Resources, Ltd. has a portfolio of assets with production and development of both natural gas and crude oil. Despite oil prices remaining at relatively low levels, there has been a bounce back providing some relief to the battered energy sector. The exploration and production firms focused on Canadian oil sands have performed relatively well over the latter half of the period as they have significant leverage to oil prices. Devon Energy Corp., an independent energy company concentrated in the United States and Canada, is also highly levered to oil prices and benefited from the recent bounce back.

Stock selection in materials, most notably holdings in metals and mining, also boosted relative returns. Newmont Mining Corp., the second-largest gold miner in the world, has out-performed peers in terms of cutting costs and reducing leverage. Revenue has increased with rising gold prices. Shares of gold-focused royalty and investment company Franco-Nevada Corp. also rose on the back of gold pricing. Stock selection in the consumer discretionary sector also added value. Shares of Mattel, Inc. rebounded as core brands like Barbie and Fisher-Price have demonstrated improving sales trends.

Conversely, stock selection in utilities detracted most from relative performance for the period. FirstEnergy Corp. is one of the largest regulated utilities in the United States, but also has an independent power production segment. The outlook for power generators has been dour amid a weak pricing environment. Further, the decision by the Federal Energy Regulatory Commission to bar regulated utilities from contracting with their merchant affiliates for power has weighed on shares.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Mid Value Fund Class NAV (began 1/2/09)	15.18%	14.09%	—	15.40%	93.34%	—	199.84%
Russell Midcap Value Index[3,4]	12.88%	15.03%	—	16.53%	101.41%	—	223.12%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Mid Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 1.00%.

Real Estate Equity Fund
Subadvisors: T. Rowe Price Associates, Inc.
Portfolio Manager: David M. Lee

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth through a combination of capital appreciation and current income. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
Retail REITs	33.3
Office REITs	19.9
Residential REITs	16.5
Industrial REITs	9.3
Hotel and resort REITs	4.6
Specialized REITs	4.6
Health care REITs	2.3
Hotels, restaurants and leisure	1.6
Diversified REITs	1.6
Diversified real estate activities	0.7
Real estate operating companies	0.7
Short-term investments and other	4.9

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended August 31, 2016, the Real Estate Equity Fund Class NAV shares returned 21.93% and the Wilshire U.S. REIT Index returned 24.50%.

Environment  >  We expect any further interest rate tightening by the U.S. Federal Reserve Board to be data-driven and at a measured pace. We continue to project modest, single-digit earnings growth for real estate equity, although changing earnings multiples may once again lead to wide swings in returns. While economic growth remains far from robust, employment continues to strengthen, and we have begun to see small improvements in wage growth. Monetary policy remains accommodative, and recent legislation lowered some barriers to increased foreign ownership in U.S. real estate. In addition, the low-oil-price environment should eventually be a boost for consumers and consequently for our consumer-driven economy. The demand created by these favorable trends should benefit a wide variety of property types in the real estate space.

The fundamental conditions for an attractive environment for real estate remain. Improving economic activity drives the demand for the properties of real estate firms, and new construction supply is still constrained in some regions. Improving economic fundamentals should help foster an environment for higher rents, cash flow, and dividend distributions, which should help temper rising rate concerns. We maintain a favorable long-term view of real estate fundamentals, with improving demand, constrained supply, and continued access to capital markets.

The portfolio generated strong positive returns but trailed the Wilshire U.S. REIT Index for the 12-month period ended August 31, 2016. An underweight to data center real estate investment trusts (REITs) detracted the most for the period. We have historically avoided data center REITs because of the threat of impairment to values, should they need to be repurposed. However, firming data center fundamentals and reasonably balanced supply and demand have been the drivers of recent strength within the segment, and our underweight allocation hurt returns for the year. Stock selection in apartment/residential REITs also weighed on relative results as niche residential outpaced traditional apartments. Shares of Essex Property Trust, Inc. underperformed peers and held back returns. On the positive side, an overweight position in industrials contributed to relative performance. The segment generated strong returns and significantly outperformed the broader index, led by DCT Industrial Trust, Inc., which owns and manages light industrial properties.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Real Estate Equity Fund Class NAV	21.93%	12.97%	5.70%	83.98%	74.03%
Wilshire U.S. REIT Index[3,4]	24.50%	13.62%	6.37%	89.35%	85.42%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Real Estate Equity Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Wilshire U.S. REIT Index is an unmanaged index consisting of actively traded real estate investment trusts.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.93%.

Real Estate Securities Fund
Subadvisors: Deutsche Investment Management Americas Inc.
Portfolio Managers: Joseph D. Fisher, CFA, John W. Vojticek, David W. Zonavetch, CPA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
Retail REITs	24.0
Specialized REITs	15.9
Residential REITs	13.3
Office REITs	12.8
Health care REITs	11.3
Industrial REITs	8.5
Diversified REITs	8.0
Hotel and resort REITs	5.4
Short-term investments and other	0.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Real Estate Securities Fund Class 1 shares returned 25.93% and the MSCI U.S. REIT Index returned 25.76%.

Environment  >  Since the end of August 2015, risk assets rallied on the back of dovish central bank policy around the world. Despite the positive returns seen in equity markets over the year, there were bouts of volatility that stemmed from a multitude of factors such as geopolitical uncertainty, commodity prices, and unprecedented central bank measures. From a performance perspective, the U.S. REIT market meaningfully outperformed the broader S&P 500 Index during the year. We believe this strong absolute and relative performance for REITs has primarily stemmed from three basic factors: First, a positive and improving backdrop for real estate where fundamentals are driving returns; second, expectations of “lower for longer” borrowing costs; and third, the defensive, healthy and stable underlying cash flows of REITs amidst global market uncertainty and investor appetite for yield.

On the property front, supply remains subdued, providing limited downside to rental rates. Existing rents in most sectors and regions are below market, providing highly visible cash flow growth as rents are reset. Private real estate pricing should be stable as a sizable backlog of allocated capital remains to be invested. We expect some deterioration in secondary market assets, while prime assets should continue to attract capital. Going forward, the underlying low supply environment in most property sectors combined with steady demand and long leases should continue to support cash flow and dividend growth in the near and long-term.

For the annual reporting period ending August 31, 2016, the portfolio slightly outperformed the MSCI U.S. REIT Index. Outperformance relative to the benchmark was primarily a result of strong stock selection, while sector positioning had an overall negative effect on relative performance. Over the one-year period, performance was driven by positive stock selection, particularly in the specialty, health care, and retail spaces. Weak stock selection in the hotel and apartment areas partially offset this. The impact of allocations to particular segments was negative, as an underweight to the outperforming health care and industrial segments weighed on relative performance. During the last year, the portfolio’s largest average overweights included apartments and regional malls, while hotels and health care properties were the largest underweight areas of the portfolio.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Fund Class 1	25.93%	13.07%	6.68%	84.79%	90.97%
MSCI U.S. REIT Index[3,4]	25.76%	13.55%	6.62%	88.80%	89.83%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Real Estate Securities Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The MSCI U.S. REIT Index is an unmanaged index consisting of the most actively traded REITs.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 shares, the net expense equals the gross expense and is 0.79%.

Real Return Bond Fund
Subadvisors: Pacific Investment Management Company LLC
Portfolio Manager: Jeremie Banet, Mihir Worah

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks maximum real return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and foreign governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
U.S. Government	82.6
Corporate bonds	4.3
Asset backed securities	2.9
Foreign government obligations	2.7
Collateralized mortgage obligations	2.6
U.S. Government Agency	1.5
Purchased options	0.3
Short-term investments	3.1

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Real Return Bond Fund Class NAV shares returned 4.50% and the Bloomberg Barclays Global Real U.S. TIPS Index returned 5.38%.

Environment  >  In late 2015, the U.S. Federal Reserve (Fed) embarked upon a (gradual) hiking cycle for the first time in nearly a decade after economic data indicated that the U.S. economy remained on track, driven by robust job gains. Outside the U.S., the European Central Bank and China also continued easing programs.

At the start of 2016, global growth concerns in the midst of additional uncertainty from China and falling commodity prices sparked a sell-off in risk assets. Despite the elevated volatility in financial markets, the fundamental backdrop remained mostly intact. Low volatility prevailed in the April-May timeframe, before volatility rose in June with the unexpected outcome of the U.K. vote to leave the European Union. Sovereign yields rallied significantly while risk assets generally underperformed. However, the sell-off was short lived as the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the referendum. This low volatility spilled into August as central bankers expressed confidence in existing stimulus measures. Meanwhile the Fed’s relatively hawkish tone at the Jackson Hole symposium raised market expectations for a 2016 rate hike. U.S. equities eventually set new highs in August, and the U.S. 10-year yield rebounded from a June low.

The fund’s duration as of August 31, 2016 was 7.70 years. Overall duration exposure was negative for relative returns over the period. Short U.S. nominal rates implemented through the use of pay-fixed interest rate swaps (as a part of our overall long breakeven inflation position) detracted, as nominal and breakeven inflation fell. Security selection within investment grade and high yield corporate credit benefited performance as spreads narrowed and those issues outperformed. In addition, an allocation to mortgage-backed securities contributed to performance over the last year, benefiting from the ongoing housing recovery. Lastly, exposure to U.S.D.-denominated emerging market debt as well as agency debentures was positive for returns, as those securities outperformed over the reporting period.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Real Return Bond Fund Class 1	4.42%	1.42%	4.27%	7.31%	51.86%
Real Return Bond Fund Class NAV	4.50%	1.47%	4.31%	7.59%	52.49%
Bloomberg Barclays Global Real U.S. TIPS Index[3,4]	5.38%	1.77%	4.44%	9.15%	54.45%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Real Return Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Bloomberg Barclays Global Real U.S. TIPS Index is an unmanaged index that consists of Inflation-Protection securities issued by the U.S. Treasury.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.83% and Class NAV shares – 0.78%.

Science & Technology Fund
Subadvisors: T. Rowe Price Associates Inc. and Allianz Global Investors U.S., LLC
Portfolio Managers: Ken Allen (T. Rowe), Huachen Chen, Walter C. Price (Allianz)

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Current income is incidental to the fund’s objective. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Information technology	67.4
Consumer discretionary	21.5
Health care	1.9
Telecommunication services	1.6
Real estate	0.9
Industrials	0.3
Short-term investments and other	6.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Science & Technology Fund Class NAV shares returned 18.08% and the Lipper Science & Technology Index returned 14.47%.

Environment  >  Concerns over the health of the global economy weighed on investor sentiment for the past year, negatively impacting certain high-growth companies within the technology sector. Macro events sparked periods of higher volatility and uncertainty. With support from central banks and steadily improving economic data in the US, stocks in general have rallied sharply from the lows of early 2016. However, risk aversion and demand for yield remained elevated as investors avoided stocks with high perceived risks and moved money into large, dividend-paying stocks.

T. Rowe Price Associates, Inc.

Stock selection in software boosted relative performance the most. Our position in LinkedIn Corp. stood out. Shares sold off sharply in February due to weak guidance, but they subsequently rebounded. This culminated in mid-June with Microsoft announcing plans to acquire LinkedIn, giving shares an additional boost. A significant overweight to Internet companies and, to a lesser extent, stock choices emerged as another top contributor. The portfolio benefited from several positions that posted impressive double-digit returns. Shares of Amazon.com, Inc. were pressured in the beginning of 2016, as higher fulfillment costs drove down earnings. However, its stock climbed during the second quarter after reporting both accelerating revenue and unit growth and expanding margins.

Conversely, investments in hardware were adversely impacted by stock selection and an unfavorable overweight. Names in enterprise hardware — particularly Seagate Technology PLC and Western Digital Corp. — weighed on results as weakness in the industry persisted through early 2016. Despite near-term headwinds, we continue to favor the subsector’s long-term growth prospects; however, we did eliminate our position in Seagate Technology in March.

Allianz Global Investors U.S. LLC

Positions in Amazon.com, Inc. and NetEase, Inc. were significant positive contributors to relative performance. Additionally, the fund’s underweight to technology hardware and equipment stocks added to relative returns. Stocks in this industry have struggled due to macro headwinds and the strong US dollar.

We typically maintain a sizable underweight to mega cap and large cap technology companies relative to the benchmark. Many of these companies pay dividends and do not typically have the growth rates sought by our strategy. Given the higher demand for large, dividend-paying stocks, this underweight to mega cap and large cap stocks negatively impacted the fund’s relative performance. Additionally, overweight positions in high-growth stocks weighed on relative performance.

In this current low growth environment, investors could benefit from investing in technology companies delivering growth and innovation. After the sharp declines earlier this year, we believe valuations for higher growth stocks are more attractive, particularly for companies continuing to grow at double digit rates.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Science & Technology Fund Class NAV (began 2/14/13)	18.08%	—	—	17.07%	—	—	74.82%
S&P 500 Index[3,4]	12.55%	—	—	12.94%	—	—	53.94%
Lipper Science & Technology Index[4,5]	14.47%	—	—	15.06%	—	—	64.42%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Science & Technology Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

5	The Lipper Science & Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expenses equal the gross expenses and are 1.05%.

Short Term Government Income Fund
Subadvisors: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks a high level of current income consistent with preservation of capital; maintaining a stable share price is a secondary goal. The fund seeks to achieve its objectives by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities (U.S. government securities). Under normal circumstances, the fund’s effective duration is no more than 3 years.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
U.S. Government Agency	69.8
U.S. Government	25.4
Collateralized mortgage obligations	3.5
Short-term investments and other	1.3

*	As percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Short Term Government Income Fund Class NAV shares returned 1.03% and the Bloomberg Barclays U.S. Government 1–5 Year Index returned 1.86%.

Environment  >  Short-term U.S. government bonds posted modestly positive returns for the 12-month period. The growth rate of the U.S. economy decelerated from the prior 12 months. Although the Federal Reserve (“Fed”) raised its short-term interest rate target in December 2015 — the Fed’s first rate increase since June 2006 — the slowing economic environment and lack of inflationary pressure led the Fed to hold short-term interest rates steady for the remainder of the reporting period. Other factors buffeting the fixed-income markets during the period included continued weakness in energy and commodity prices, geopolitical conflict in the Middle East, terrorist attacks around the globe and the “Brexit” referendum — the U.K.’s vote in June 2016 to leave the European Union.

In this environment, short-term bond yields were mixed but mostly lower. The Fed rate increase pushed yields in the one- to two-year maturity range slightly higher during the period, but yields declined on medium and longer term bond sectors. In particular, the rally in the three- to five-year maturity sector contributed to the positive overall performance of the short-term bond market.

The fund’s duration positioning was the primary factor behind its modest underperformance of the benchmark index for the 12-month period. The fund’s duration (a measure of interest rate sensitivity) was shorter than that of the benchmark throughout the reporting period, which meant that it had less sensitivity to yield fluctuations than the index. This positioning detracted from relative performance as short-term bond yields generally fell.

Sector allocation added value during the 12-month period. The fund’s overweight position in short-term U.S. government agency securities contributed to performance in light of an emphasis on callable agency securities, which offered more attractive yields than non-callable agency securities and short-term U.S. Treasury securities. The fund’s holdings of residential and commercial mortgage-backed securities, which are not represented in the index, also had a positive overall impact on relative performance during the period. Individual security selection contributed to performance compared with the index, particularly among short-term government agency securities. These positive factors offset most, though not all, of the relative shortfall caused by duration.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Short Term Government Income Fund Class NAV (began 1/2/09)	1.03%	0.63%	—	1.36%	3.16%	—	10.91%
Bloomberg Barclays U.S. Government 1–5 Year Index[3,4]	1.86%	1.05%	—	1.65%	5.36%	—	13.40%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Short Term Government Income Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Bloomberg Barclays U.S. Government 1–5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.62%.

Small Cap Growth Fund
Subadvisors: Wellington Management Company, LLP
Portfolio Managers: Mario E. Abularach, CFA, CMT, Steven C. Angeli, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Information technology	33.5
Health care	21.0
Industrials	13.3
Consumer discretionary	13.3
Financials	6.8
Real estate	3.3
Materials	3.1
Energy	2.4
Consumer staples	1.4
Telecommunication services	0.9
Short-term investments and other	1.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Small Cap Growth Fund Class NAV shares declined 7.44% and the Russell 2000 Growth Index returned 3.55%.

Environment  >  Early in the period, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the European Central Bank’s cut in its Eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. After much anticipation, the U.S. Federal Reserve delivered its first rate hike since 2006 in December. The market initially reacted positively to the news, but remained volatile through the end of 2015 as investors digested the impact of the rate increase and global economic development. Volatility in the market continued through the first half of 2016. After a lengthy and at times acrimonious campaign, the U.K. electorate voted to leave the European Union. While the uncertainty about the outcome of the vote is now behind us, we are entering a new period of uncertainty regarding the implementation of the outcome, which may heighten near-term volatility. After the vote, global equities sharply sold off before recovering most of its losses.

Poor security selection drove underperformance during the period, particularly within the information technology, health care, materials, and industrials sectors. Partially offsetting weak relative results was positive selection in the energy and telecommunication services sectors. Sector allocation, a byproduct of our bottom-up stock selection, partially offset poor security selection.

Top detractors from relative performance during the period included chemical company Platform Specialty Products Corp., ventricular device company HeartWare International, Inc., and behavioral health and mental health treatment facilities operator Acadia Healthcare Company, Inc. HeartWare International was eliminated during the period, however, we retained our positions in Platform Specialty and Acadia Healthcare.

Top contributors to relative performance included cloud computing company Veeva Systems, Inc., medical device company Insulet Corp, and biopharmaceutical company TESARO, Inc. We maintained our exposure to these names at the end of the period.

Though encouraged by the improved fundamental results we experienced across much of the fund over more recent months, we are highly cognizant of the challenging longer-term performance that has resulted from recent weakness. We believe that as macro and economic concerns continue to abate, the differentiated growth profiles of the companies we hold should drive upside and stronger relative results.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Small Cap Growth Fund Class NAV (began 9/10/08)	–7.44%	9.43%	—	7.21%	56.91%	—	74.24%
Russell 2000 Growth Index[3,4]	3.55%	13.02%	—	9.84%	84.41%	—	111.35%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Small Cap Growth Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 1.10%.

Small Company Growth Fund
Subadvisors: Invesco Advisers, Inc.
Portfolio Managers: Juliet Ellis, CFA, Juan Hartsfield, CFA, Clay Manley, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Information technology	27.1
Health care	20.6
Industrials	14.4
Consumer discretionary	14.3
Financials	7.5
Energy	4.0
Materials	3.0
Consumer staples	2.8
Telecommunication services	1.5
Real estate	1.0
Short-term investments and other	3.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Small Company Growth Fund Class NAV shares returned 3.42% and the Russell 2000 Growth Index returned 3.55%.

Environment  >  During the fiscal year ended August 31, 2016, the US economy continued to expand, but the pace of economic growth slowed somewhat as weaker global growth and muted business investment weighed on the US economy. The reporting period began amid a sharp stock market sell-off driven by weakness in Asia, but equity markets largely recovered by the end of 2015. Markets recovered in late February and posted gains until June — when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer. In this environment, investors generally favored the perceived safety of government bonds, and more defensive, dividend-paying equities.

During the reporting period, the fund posted positive returns in line with its style-specific benchmark, the Russell 2000 Growth Index. The portfolio outperformed in several sectors due to positive stock selection, especially within health care, consumer discretionary and energy. Underperformance in the real estate, industrials and information technology sectors offset some of the positive contributions.

Stock selection in the health care sector was the leading contributor to relative outperformance. Solid positive performance from VCA Inc. and Exelixis Inc. drove both relative and absolute performance within the sector.

Positive stock selection within the consumer discretionary sector also contributed to relative results. Vail Resorts Inc. performed well during the period driven by the acquisition of a Canadian ski resort and better than expected sales of their season ski pass.

In contrast, the real estate sector was the largest relative detractor during the period. The fund has a modest bias towards rising interest rates, and instead the 10 year Treasury has sunk to new lows. Stock selection in the industrials sector also detracted from relative performance. Wabtec was the largest detractor within the sector.

All changes to positioning are based on our bottom-up stock selection process. Our portfolio construction process acts as a risk control and ensures the portfolio is aligned with small-cap market sector exposure within modest over- and underweights. Our long-term investment horizon leads to relatively low turnover. During the period, consumer discretionary and health care exposure decreased, while information technology and consumer staples exposure increased.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Small Company Growth Fund Class NAV	3.42%	13.81%	8.87%	90.95%	133.93%
Russell 2000 Growth Index[3,4]	3.55%	13.02%	8.20%	84.41%	120.01%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Small Company Growth Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 1.05%.

Small Company Value Fund
Subadvisors: T. Rowe Price Associates, Inc.
Portfolio Manager: J. David Wagner, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of investment.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Financials	27.5
Industrials	13.4
Consumer discretionary	11.0
Information technology	10.2
Real estate	10.0
Health care	7.2
Utilities	6.3
Materials	5.0
Energy	4.2
Consumer staples	3.4
Short-term investments and other	1.8

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended August 31, 2016, the Small Company Value Fund Class NAV shares returned 15.70% and the Russell 2000 Value Index returned 13.80%.

Environment  >  While the current regime of extremely low or even negative global interest rates has had major implications for the overall market, it has had a particular impact on the small-cap value universe. Financials represented over 43% of the index on average during the period, and many banks have felt the pressure of compressed lending margins. On the other hand, the many small-cap real estate investment trusts in the index have benefited from low financing costs and the relative attractiveness of the high yields they pay investors. Utilities have similarly benefited from investors’ search for yield. While the current low-rate environment may persist or even intensify for some time, exposed sectors are likely to be volatile when rates eventually rise back toward normal levels.

Stock selection in energy was among the largest contributors to relative performance for the period. WPX Energy, Inc., an Oklahoma-based oil and natural gas exploration and production company, benefited from a bounce back in oil prices. Growth in the company’s Delaware Basin assets drove solid results in the most recent quarter.

Stock selection in health care, particularly in health care equipment and supplies, also boosted relative results. West Pharmaceutical Services, Inc. manufactures components for the packaging and delivery of injectable drugs, as well as delivery system components for the pharmaceutical, health care, and consumer products industries. West has been gaining significant market share in generic biosimilar drugs, which is a rapidly expanding market with an accelerating growth profile.

Stock selection in industrials also added value. Universal Forest Products, Inc. designs, manufactures, and markets wood and wood-alternative products for the retail, housing and construction, and industrial markets. The firm has been benefiting from a favorable housing market environment, good weather trends, and declining lumber input costs.

Stock selection and an underweight position in financials detracted most from relative results. With a focus on venture capital and investment banking clients, SVB Financial Group, a northern California bank, is positioned for a rise in interest rates. Shares pulled back on delays in anticipated rate increases. Shares of East West Bancorp, Inc., a California-based regional bank, declined, as the company’s results were also hindered by the Federal Reserve’s “lower for longer” attitude toward interest rate management.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Small Company Value Fund Class 1	15.69%	12.10%	7.31%	77.03%	102.46%
Small Company Value Fund Class NAV	15.70%	12.16%	7.36%	77.46%	103.46%
Russell 2000 Value Index[3,4]	13.80%	12.63%	5.80%	81.27%	75.75%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Small Company Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 1.28% and Class NAV shares – 1.23%.

Strategic Equity Allocation Fund
Subadvisors: John Hancock Asset Management
Portfolio Managers: Robert M. Boyda, Marcelle Daher, CFA, Nathan W. Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks capital appreciation. The fund seeks to achieve its objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Information technology	17.3
Financials	15.7
Consumer discretionary	11.4
Industrials	11.3
Health care	11.1
Consumer staples	8.1
Energy	5.9
Materials	5.8
Real estate	3.8
Telecommunication services	3.2
Utilities	2.5
Short-term investments and other	3.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Strategic Equity Allocation Fund Class NAV shares returned 8.25% and a blend of 70% Russell 3000 Index and 30% MSCI AC World ex-U.S.A. Index returned 9.01%.

Environment  >  The beginning of the period came on the heels of a sharp sell-off in global stock markets, triggered by concerns about China’s slowing economy and falling crude oil prices. After a few months’ respite, those same factors influenced global markets at the beginning of 2016, leading to another sharp decline in share prices. Multiple central banks were quick to respond to the weakness in global markets with monetary easing policies. Early in February, partly in response to this aggressive easing, U.S. stocks began a sustained rally. A recovery in the price of crude oil and diminishing concerns about global economic growth also helped lift share prices. In June, global markets faced a brief but sharp setback after the U.K. vote to leave the European Union, which caught many investors off guard. However, the market impact up until now appears to have been short-lived.

Foreign stocks in developed markets were considerably weaker than their U.S. counterparts, consistently lagging for most of the period. Emerging markets stocks were relatively weak until mid-January, when a rebound in the price of crude oil and a weaker U.S. dollar enabled those stocks to catch up somewhat.

By design, the portfolio’s assets are globally diversified. In this context, the performance of the portfolio leaned much more in the direction of a globally diversified portfolio, and exceeded the returns of the MSCI EAFE Index and MSCI All Country World Index.

The performance over the fiscal year was driven by asset class positioning. The portfolio’s assets were modestly diversified away from the benchmark, and overall sleeve allocation was generally neutral. An overweight allocation to international equities detracted from the portfolio’s performance, as did an overweight allocation to Switzerland and underweight allocation to Singapore.

A sizeable overweight allocation to U.S. large-capitalization equities contributed to performance, as did an underweight allocation to Mexico and Canada, and an overweight allocation to Brazil.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Strategic Equity Allocation Fund Class NAV (began 4/13/12)	8.25%	—	—	10.02%	—	—	52.03%
S&P 500 Index[3,4]	12.55%	—	—	13.15%	—	—	71.92%
Blended Index[4,5]	9.01%	—	—	10.37%	—	—	54.13%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Strategic Equity Allocation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

5	The Blended Index is composed of 70% Russell 3000 Index and 30% MSCI AC World ex-U.S.A. Index.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expenses equal the gross expenses and are 0.66%.

Total Return Fund
Subadvisors: Pacific Investment Management Company, LLC
Portfolio Managers: Mark R. Kiesel, Scott A. Mather, Mihir P. Worah

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the fund invests at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
U.S. Government	28.5
U.S. Government Agency	27.2
Corporate bonds	21.6
Collateralized mortgage obligations	9.8
Asset backed securities	3.6
Municipal bonds	3.0
Preferred securities	1.2
Foreign government obligations	0.9
Term loans	0.1
Short-term investments	4.1

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Total Return Fund Class NAV shares returned 4.91% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.97%.

Environment  >  In late 2015, the U.S. Federal Reserve (Fed) embarked upon a (gradual) hiking cycle for the first time in nearly a decade after economic data indicated that the U.S. economy remained on track, driven by robust job gains. Outside the U.S., the European Central Bank and China also continued easing programs.

At the start of 2016, global growth concerns in the midst of additional uncertainty from China and falling commodity prices sparked a sell-off in risk assets. Despite the elevated volatility in financial markets, the fundamental backdrop remained mostly intact. Low volatility prevailed in the April-May timeframe, before volatility rose in June with the unexpected outcome of the U.K. vote to leave the European Union. Sovereign yields rallied significantly while risk assets generally underperformed. However, the sell-off was short lived as the fundamental backdrop remained mostly intact and expectations for further central bank easing helped anchor risk appetite. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the referendum. This low volatility spilled into August as central bankers expressed confidence in existing stimulus measures. Meanwhile the Fed’s relatively hawkish tone at the Jackson Hole symposium raised market expectations for a 2016 rate hike. U.S. equities eventually set new highs in August, and the U.S. 10-year yield rebounded from a June low.

The fund’s duration as of August 31, 2016 was 5.28 years. An overall underweight to duration for most of the period, partially facilitated through the use of pay-fixed interest rate swaps, detracted as yields rallied in most developed markets. Curve positioning within the U.S. was negative for relative performance as the U.S. yield curve flattened, with medium to long term rates rallying strongly. Continued tactical duration exposure to Italy had a positive effect as yields fell over the period, while a defensive position in the U.K. hurt performance as rates there rallied after the Brexit vote.

In spread sectors, an allocation to non-agency mortgage-backed securities contributed to performance over the period, benefiting from the ongoing housing recovery. Exposure to U.S. treasury inflation protected securities detracted from performance, as break-even inflation levels narrowed. Lastly, long U.S. dollar positioning versus the yen was negative for performance as the currency strengthened against the U.S. dollar.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
Total Return Fund Class NAV	4.91%	3.49%	5.65%	18.72%	73.23%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	5.97%	3.24%	4.89%	17.30%	61.15%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Total Return Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class 1 and Class NAV shares, the gross expenses are 0.76% and 0.71%, respectively, and the net expenses are 0.75% and 0.70%, respectively.

U.S. High Yield Bond Fund
Subadvisors: Wells Capital Management, Inc.
Portfolio Managers: Niklas Nordenfelt, CFA, Philip Susser

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks total return with a high level of current income. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities that are below-investment-grade (sometimes referred to as “junk bonds” or high yield securities).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Portfolio Composition*	% of Total
Corporate bonds	93.0
Term loans	2.7
Convertible bonds	0.1
Common stocks	0.1
Short-term investments and other	4.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the U.S. High Yield Bond Fund Class NAV shares returned 6.56% and the Bank of America Merrill Lynch U.S. High Yield Master II Index returned 9.18%.

Environment  >  In the first five months, energy and other commodity-related issues drove a significant portion of high yield bond market losses, as commodity prices were generally falling throughout the period (the high yield bond market generally reflects bonds rated BB or lower). Technical pressure from large investment grade issuers being downgraded into high-yield (non-investment grade) aggravated the decline. Once the downgrades were absorbed by the high-yield market and commodity prices began to stabilize or rebound, the high-yield market was able to rebound as well, for the remaining seven months in the period.

From a fundamental perspective, corporate leverage remained at elevated levels for this point in the credit cycle. However, the cash flow impact from these higher leverage levels was somewhat offset by issuers’ ability to pay low interest rates. Outside of commodity dependent sectors, the U.S. economy appears to be growing, albeit not at a rapid pace. Moderate growth with low unemployment should provide an ideal environment for high-yield issuers because consumer demand might remain stable and the Federal Reserve should have room to be accommodative. While we remain cautiously optimistic that this environment will continue in the near term, we are cognizant that ideal environments never last forever.

The underweight to the metals & mining sector was the largest detractor from performance as many of the metals & mining companies that were downgraded to high yield rebounded, benefiting from their inclusion in the high yield index. Exposure to the cable & satellite and electric utility industries were also detractors from performance. The ratings distribution and maturity profile of the portfolio had a slightly negative affect on performance, but it was not a primary driver of relative returns.

Relative to the benchmark, the portfolio benefited from a meaningful overweight and solid security selection in the midstream industry, and to a lesser extent by its exposure to healthcare and information technology. While the portfolio was significantly underweight energy exploration and production companies relative to the index, and overweight in oil field services, relative performance within those sectors largely offset the impact of the positioning.

PERFORMANCE TABLE[1,2]	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	5-year	10-year
U.S. High Yield Bond Fund Class 1	6.50%	6.24%	6.76%	35.36%	92.28%
U.S. High Yield Bond Fund Class NAV	6.56%	6.30%	6.81%	35.73%	93.20%
BofA Merrill Lynch U.S. High Yield Master II Index[3,4]	9.18%	7.32%	7.66%	42.33%	109.16%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the U.S. High Yield Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 shares – 0.83% and Class NAV shares – 0.78%.

Value Fund
Subadvisors: Invesco Advisers, Inc.
Portfolio Managers: Thomas Copper, CFA, Sergio Marcheli, John Mazanec, Jeffrey Vancavage

INVESTMENT OBJECTIVE & POLICIES  >  The fund seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the fund invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Composition*	% of Total
Financials	19.4
Industrials	15.0
Information technology	14.1
Consumer discretionary	12.9
Health care	9.1
Energy	7.7
Materials	6.7
Real estate	5.6
Consumer staples	2.9
Utilities	2.8
Telecommunication services	1.8
Short-term investments and other	2.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended August 31, 2016, the Value Fund Class NAV shares returned 2.03% and the Russell Midcap Value Index returned 12.88%.

Environment  >  During the period, the US economy continued to expand, but the pace slowed somewhat due to weaker global growth and a muted business investment. The U.S. Federal Reserve raised interest rates in December 2015, but declined to raise rates further during the period. Still, uncertainty about future rate hikes greatly impacted equity markets. U.S. equities were fairly volatile, but posted gains. The period began amid a sharp stock market sell-off driven by weakness in Asia, but equity markets largely recovered by the end of 2015. However, stocks began 2016 on a negative note, but recovered in late February and posted gains until June’s “Brexit” vote, when U.K. voters opted to leave the European Union. Markets again recovered, and major U.S. equity indexes hit record highs during the summer. In this environment, investors generally favored the perceived safety of government bonds, and more defensive, dividend-paying sectors such as telecommunications, utilities, and consumer staples.

Stock selection in the consumer discretionary sector was the largest detractor from the fund’s relative return, and Fossil Group, Inc., DeVry Education Group, Inc., and Dana Holding Corp. were among the detractors. Fossil reported weakening sales and earnings due to declining demand for watches and leather goods. The company also faced headwinds from the stronger U.S. dollar, and lowered its earnings guidance for its fiscal year. We eliminated our holding in this position during the reporting period. During the reporting period, the Federal Trade Commission filed a lawsuit alleging that one of DeVry’s business units made false advertising claims, and the news negatively impacted shares. In our opinion, this action brought about unforeseen risks that were difficult to quantify, and we reduced our position during the reporting period.

Stock selection in information technology (IT) also detracted from relative return, and Ciena Corp., Diebold, Inc., and NetApp, Inc. were the largest detractors in the sector. Stock selection in the materials, financials and energy, sectors also detracted from the fund’s relative return.

An overweight in the industrials sector was the largest contributor to the fund’s relative performance. The sector also included a number of the fund’s top contributors, including Masco Corp., BWX Technologies, Inc., Owens Corning, and Ingersoll-Rand PLC. During the period, both Masco and Owens Corning benefited from improvement in residential construction. In particular, Owens Corning reported stronger sales and improving profitability for its asphalt roofing and insulation products. Masco reported strong results from its cabinet division, which drove earnings.

PERFORMANCE TABLE[1,2]	Average Annual Total Return				Cumulative Total Return
Periods Ending August 31, 2016	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Value Fund Class NAV (began 10/27/06)	2.03%	12.96%	—	7.37%	83.92%	—	101.47%
Russell Midcap Value Index[3,4]	12.88%	15.03%	—	7.49%	101.41%	—	103.56%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.

2	Since inception, a portion of the Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. For Class NAV shares, the net expense equals the gross expense and is 0.83%.

John Hancock Funds II
Shareholder expense example

As a shareholder of John Hancock Funds II, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. In the case of Lifestyle II Aggressive Portfolio, Lifestyle II Balanced Portfolio, Lifestyle II Conservative Portfolio, Lifestyle II Growth Portfolio and Lifestyle II Moderate Portfolio, in addition to the operating expenses which the fund bears directly, the fund indirectly bears a pro rata share of the operating expenses of the underlying funds in which the fund invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2016 through August 31, 2016).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2016	Ending Account Value 8/31/2016	Expenses Paid During Period[1] 3/1/2016– 8/31/2016	Annualized Expense Ratio
Active Bond Fund
Class 1 — Actual	$1,000.00	$1,052.90	$3.51	0.68%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46	0.68%
Class NAV — Actual	1,000.00	1,053.20	3.25	0.63%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.20	0.63%
All Cap Core Fund
Class NAV — Actual	$1,000.00	$1,117.50	$4.31	0.81%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Alpha Opportunities Fund
Class NAV — Actual	$1,000.00	$1,134.50	$5.15	0.96%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.88	0.96%
Asia Pacific Total Return Bond Fund
Class NAV — Actual	$1,000.00	$1,073.50	$4.22	0.81%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Capital Appreciation Fund
Class 1 — Actual	$1,000.00	$1,114.10	$4.15	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Class NAV — Actual	1,000.00	1,113.90	3.88	0.73%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.71	0.73%

John Hancock Funds II
Shareholder expense example

	Beginning Account Value 3/1/2016	Ending Account Value 8/31/2016	Expenses Paid During Period[1] 3/1/2016– 8/31/2016	Annualized Expense Ratio
Capital Appreciation Value Fund
Class NAV — Actual	$1,000.00	$1,107.70	$4.24	0.80%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.06	0.80%
Core Bond Fund
Class 1 — Actual	$1,000.00	$1,036.20	$3.38	0.66%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%
Class NAV — Actual	1,000.00	1,036.50	3.12	0.61%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.10	0.61%
Fundamental Global Franchise Fund
Class A — Actual	$1,000.00	$1,153.10	$6.93	1.28%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.50	1.28%
Class I — Actual	1,000.00	1,155.30	5.26	0.97%
Class I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.93	0.97%
Class NAV — Actual	1,000.00	1,156.10	4.66	0.86%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Global Bond Fund
Class 1 — Actual	$1,000.00	$1,075.60	$4.28	0.82%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Class NAV — Actual	1,000.00	1,076.50	4.02	0.77%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%
Global Real Estate Fund
Class NAV — Actual	$1,000.00	$1,146.60	$4.80	0.89%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%
Health Sciences Fund
Class NAV — Actual	$1,000.00	$1,079.20	$5.54	1.06%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.38	1.06%
High Yield Fund
Class 1 — Actual	$1,000.00	$1,176.60	$4.32	0.79%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Class NAV — Actual	1,000.00	1,177.20	4.05	0.74%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
International Growth Opportunities Fund
Class NAV — Actual	$1,000.00	$1,182.60	$4.88	0.89%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%
International Growth Stock Fund
Class NAV — Actual	$1,000.00	$1,082.00	$4.45	0.85%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
International Small Cap Fund
Class 1 — Actual	$1,000.00	$1,093.00	$5.42	1.03%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Class NAV — Actual	1,000.00	1,093.00	5.16	0.98%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
International Value Fund
Class 1 — Actual	$1,000.00	$1,184.00	$4.94	0.90%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.57	0.90%
Class NAV — Actual	1,000.00	1,183.60	4.67	0.85%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
Investment Quality Bond Fund
Class 1 — Actual	$1,000.00	$1,055.70	$3.41	0.66%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%
Class NAV — Actual	1,000.00	1,056.00	3.15	0.61%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.10	0.61%

John Hancock Funds II
Shareholder expense example

	Beginning Account Value 3/1/2016	Ending Account Value 8/31/2016	Expenses Paid During Period[1] 3/1/2016– 8/31/2016	Annualized Expense Ratio
Lifestyle II Aggressive Portfolio
Class R6 — Actual	$1,000.00	$1,143.20	$1.40	0.26%[2]
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.32	0.26%[2]
Class 1 — Actual	1,000.00	1,143.20	1.56	0.29%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%[2]
Lifestyle II Balanced Portfolio
Class R6 — Actual	$1,000.00	$1,111.20	$1.96	0.37%[2]
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.88	0.37%[2]
Class 1 — Actual	1,000.00	1,112.10	2.18	0.41%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.09	0.41%[2]
Lifestyle II Conservative Portfolio
Class R6 — Actual	$1,000.00	$1,079.50	$2.67	0.51%[2]
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.59	0.51%[2]
Class 1 — Actual	1,000.00	1,079.30	2.77	0.53%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.69	0.53%[2]
Lifestyle II Growth Portfolio
Class R6 — Actual	$1,000.00	$1,127.40	$1.71	0.32%[2]
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.63	0.32%[2]
Class 1 — Actual	1,00.00	1,127.60	1.87	0.35%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.78	0.35%[2]
Lifestyle II Moderate Portfolio
Class R6 — Actual	$1,000.00	$1,096.30	$2.32	0.44%[2]
Class R6 — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.24	0.44%[2]
Class 1 — Actual	1,000.00	1,096.10	2.48	0.47%[2]
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.39	0.47%[2]
Mid Cap Stock Fund
Class 1 — Actual	$1,000.00	$1,177.20	$4.98	0.91%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.62	0.91%
Class NAV — Actual	1,000.00	1,177.10	4.71	0.86%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Mid Value Fund
Class NAV — Actual	$1,000.00	$1,187.70	$5.17	0.94%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
Real Estate Equity Fund
Class NAV — Actual	$1,000.00	$1,154.30	$4.77	0.88%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Real Estate Securities Fund
Class 1 — Actual	$1,000.00	$1,160.70	$4.24	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Real Return Bond Fund
Class 1 — Actual	$1,000.00	$1,046.30	$4.01	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Class NAV — Actual	1,000.00	1,047.00	3.81	0.74%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
Science & Technology Fund
Class NAV — Actual	$1,000.00	$1,202.70	$5.70	1.03%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Short Term Government Income Fund
Class NAV — Actual	$1,000.00	$1,003.50	$3.07	0.61%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.10	0.61%
Small Cap Growth Fund
Class NAV — Actual	$1,000.00	$1,173.30	$6.06	1.11%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.64	1.11%
Small Company Growth Fund
Class NAV — Actual	$1,000.00	$1,182.10	$5.70	1.04%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.28	1.04%

John Hancock Funds II
Shareholder expense example

	Beginning Account Value 3/1/2016	Ending Account Value 8/31/2016	Expenses Paid During Period[1] 3/1/2016– 8/31/2016	Annualized Expense Ratio
Small Company Value Fund
Class 1 — Actual	$1,000.00	$1,212.30	$6.01	1.08%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
Class NAV — Actual	1,000.00	1,212.60	5.67	1.02%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Strategic Equity Allocation Fund
Class NAV — Actual	$1,000.00	$1,138.60	$2.85	0.53%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.69	0.53%
Total Return Fund
Class NAV — Actual	$1,000.00	$1,046.30	$3.45	0.67%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
U.S. High Yield Bond Fund
Class 1 — Actual	$1,000.00	$1,145.20	$4.58	0.85%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
Class NAV — Actual	1,000.00	1,145.60	4.31	0.80%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.06	0.80%
Value Fund
Class NAV — Actual	$1,000.00	$1,189.70	$4.07	0.74%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%

[1]	Expenses are equal to the portfolios’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

[2]
The portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Portfolio	Range
Lifestyle II Aggressive Portfolio	0.05% – 0.53%
Lifestyle II Balanced Portfolio	0.05% – 0.65%
Lifestyle II Conservative Portfolio	0.06% – 0.65%
Lifestyle II Growth Portfolio	0.05% – 0.65%
Lifestyle II Moderate Portfolio	0.05% – 0.65%

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 26.6%
U.S. Government - 13.3%
Treasury Inflation Protected Securities
0.375%, 07/15/2025	$10,447,667	$10,676,418
U.S. Treasury Bonds
2.500%, 02/15/2045 to 05/15/2046	52,498,000	55,520,012
3.375%, 05/15/2044	19,405,000	24,165,279
U.S. Treasury Notes
1.500%, 02/28/2023 to 08/15/2026	157,010,000	156,334,285
1.625%, 03/31/2019	8,000,000	8,148,752
2.000%, 07/31/2020 to 02/15/2025	16,300,000	16,890,799
2.125%, 09/30/2021	8,000,000	8,344,688
2.250%, 03/31/2021 to 04/30/2021	8,000,000	8,378,124
2.375%, 05/31/2018	3,700,000	3,800,303
		292,258,660
U.S. Government Agency - 13.3%
Federal Home Loan Mortgage Corp.
3.000%, 03/01/2043 to 06/01/2043	6,104,603	6,383,224
3.500%, 01/01/2042 to 01/01/2046	13,874,235	14,764,331
4.000%, 01/01/2041 to 02/01/2044	9,312,348	10,039,535
4.500%, 02/01/2040 to 10/01/2041	9,015,549	9,902,785
5.000%, 03/01/2041	2,249,991	2,493,975
Federal National Mortgage Association
2.342%, 05/01/2035 (P)	325,673	338,885
2.416%, 01/01/2036 (P)	309,468	323,330
2.676%, 07/01/2033 (P)	849	895
2.780%, 04/01/2036 (P)	68,581	71,662
3.000%, TBA (C)	52,250,000	54,180,799
3.000%, 07/01/2027 to 05/01/2043	17,029,603	17,753,870
3.500%, TBA (C)	19,000,000	20,016,808
3.500%, 02/01/2026 to 04/01/2045	33,277,349	35,441,582
4.000%, TBA (C)	10,500,000	11,245,664
4.000%, 12/01/2024 to 01/01/2044	44,002,980	47,535,077
4.500%, 02/01/2041 to 11/01/2042	25,995,504	28,594,779
5.000%, 05/01/2018 to 04/01/2041	10,550,279	11,785,977
5.500%, 02/01/2018 to 03/01/2039	10,026,029	11,369,236
6.000%, 09/01/2022 to 02/01/2036	1,997,869	2,292,421
6.250%, 05/15/2029	157,000	227,792
6.500%, 01/01/2039 to 06/01/2039	1,011,105	1,171,904
7.000%, 04/01/2017 to 06/01/2032	4,964	5,890
7.500%, 09/01/2029 to 08/01/2031	1,043	1,250
Government National
Mortgage Association
4.000%, 02/15/2041	3,840,601	4,135,397
5.000%, 04/15/2035	12,097	13,536
5.500%, 03/15/2035	6,780	7,763
6.000%, 03/15/2033 to 06/15/2033	5,972	6,943
6.500%, 09/15/2028 to 08/15/2031	1,294	1,516
7.000%, 04/15/2029	1,024	1,220
8.000%, 10/15/2026	511	611
		290,108,657
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $570,906,947)		$582,367,317

FOREIGN GOVERNMENT
OBLIGATIONS - 0.3%
Argentina - 0.3%
City of Buenos Aires
7.500%, 06/01/2027 (S)	750,000	810,000
Provincia de Buenos Aires
7.875%, 06/15/2027 (S)	1,560,000	1,641,900
9.125%, 03/16/2024 (S)	300,000	334,500

Active Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Argentina (continued)
Republic of Argentina
7.500%, 04/22/2026 (S)		$1,380,000	$1,538,700
8.280%, 12/31/2033		1,016,478	1,166,408
Republic of Argentina, GDP-Linked Note
5.074%, 12/15/2035 (I)*	ARS	393,449	2,794
			5,494,302
Mexico - 0.0%
Government of Mexico
8.000%, 12/07/2023	MXN	238,900	14,422
Panama - 0.0%
Republic of Panama
8.875%, 09/30/2027		$6,000	9,060
9.375%, 04/01/2029		1,000	1,570
			10,630
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,849,009)			$5,519,354

CORPORATE BONDS - 43.6%
Consumer discretionary - 5.0%
21st Century Fox America, Inc.
5.400%, 10/01/2043		1,000,000	1,215,952
6.150%, 02/15/2041		700,000	908,097
6.650%, 11/15/2037		865,000	1,158,925
6.750%, 01/09/2038		2,000	2,563
7.750%, 12/01/2045		9,000	13,678
Advance Auto Parts, Inc.
4.500%, 12/01/2023		2,350,000	2,539,072
Altice Financing SA
6.500%, 01/15/2022 (S)		480,000	506,400
6.625%, 02/15/2023 (S)		810,000	843,413
Amazon.com, Inc.
3.800%, 12/05/2024		1,000,000	1,115,808
American Honda Finance Corp.
1.700%, 02/22/2019		1,680,000	1,697,706
AutoNation, Inc.
4.500%, 10/01/2025		895,000	948,739
AutoZone, Inc.
3.125%, 04/21/2026		1,465,000	1,509,844
Brinker International, Inc.
3.875%, 05/15/2023		1,010,000	1,006,581
CCM Merger, Inc.
9.125%, 05/01/2019 (S)		860,000	901,925
Cengage Learning, Inc.
9.500%, 06/15/2024 (S)		1,070,000	1,094,075
Charter Communications Operating LLC
6.484%, 10/23/2045 (S)		1,520,000	1,867,761
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/2022		950,000	995,125
Comcast Corp.
6.550%, 07/01/2039		1,000,000	1,439,804
Delphi Automotive PLC
4.250%, 01/15/2026		1,410,000	1,528,494
Delphi Corp.
5.000%, 02/15/2023		2,655,000	2,817,619
Eldorado Resorts, Inc.
7.000%, 08/01/2023		425,000	448,375
Expedia, Inc.
5.000%, 02/15/2026 (S)		2,620,000	2,763,825
Ford Motor Company
4.750%, 01/15/2043		1,000,000	1,081,650

The accompanying notes are an integral part of the financial statements.

44

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC
2.551%, 10/05/2018	$1,155,000	$1,173,563
5.875%, 08/02/2021	3,073,000	3,527,629
General Motors Company
4.875%, 10/02/2023	2,490,000	2,711,167
6.250%, 10/02/2043	1,435,000	1,719,764
General Motors Financial Company, Inc.
3.450%, 04/10/2022	1,735,000	1,767,071
4.000%, 01/15/2025	2,235,000	2,275,315
5.250%, 03/01/2026	1,070,000	1,188,184
GLP Capital LP
5.375%, 04/15/2026	1,025,000	1,119,813
Grain Spectrum Funding II LLC
3.290%, 10/10/2034 (S)	772,892	776,184
Harley-Davidson Financial Services, Inc.
2.700%, 03/15/2017 (S)	1,000,000	1,007,690
Hyatt Hotels Corp.
3.375%, 07/15/2023	1,590,000	1,640,172
International Game Technology PLC
6.500%, 02/15/2025 (S)	1,050,000	1,138,200
Jo-Ann Stores Holdings, Inc., PIK
9.750%, 10/15/2019 (S)	1,460,000	1,387,000
L Brands, Inc.
6.625%, 04/01/2021	1,900,000	2,194,500
6.875%, 11/01/2035	1,005,000	1,097,963
Marriott International, Inc.
3.125%, 06/15/2026	1,500,000	1,526,361
McGraw-Hill Global Education
Holdings LLC
7.875%, 05/15/2024 (S)	295,000	313,438
MDC Holdings, Inc.
5.500%, 01/15/2024	1,330,000	1,389,850
MDC Partners, Inc.
6.500%, 05/01/2024 (S)	1,060,000	1,007,000
Midcontinent Communications
6.875%, 08/15/2023 (S)	990,000	1,044,450
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021	845,000	907,319
Myriad International Holdings BV
5.500%, 07/21/2025 (S)	1,045,000	1,102,475
Nemak SAB de CV
5.500%, 02/28/2023 (S)	1,204,000	1,258,180
Newell Brands, Inc.
2.150%, 10/15/2018	673,000	681,434
4.200%, 04/01/2026	2,780,000	3,034,695
Omnicom Group, Inc.
3.600%, 04/15/2026	2,965,000	3,157,858
Pearson Funding Five PLC
3.250%, 05/08/2023 (S)	1,740,000	1,710,190
QVC, Inc.
4.375%, 03/15/2023	1,555,000	1,572,147
5.125%, 07/02/2022	975,000	1,039,303
5.450%, 08/15/2034	1,155,000	1,094,796
Radio One, Inc.
9.250%, 02/15/2020 (S)	865,000	817,425
Royal Caribbean Cruises, Ltd.
5.250%, 11/15/2022	1,000,000	1,090,000
Scripps Networks Interactive, Inc.
2.800%, 06/15/2020	1,400,000	1,429,949
3.950%, 06/15/2025	1,749,000	1,852,957
Seminole Tribe of Florida, Inc.
6.535%, 10/01/2020 (S)	765,000	772,650

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Service Corp. International
5.375%, 05/15/2024	$1,145,000	$1,228,013
Sinclair Television Group, Inc.
5.625%, 08/01/2024 (S)	1,325,000	1,380,120
Sirius XM Radio, Inc.
5.250%, 08/15/2022 (S)	1,095,000	1,155,225
5.375%, 04/15/2025 to 07/15/2026 (S)	2,550,000	2,643,094
Time Warner Cable, Inc.
5.500%, 09/01/2041	1,000,000	1,085,183
8.250%, 04/01/2019	1,495,000	1,727,719
Time Warner Companies, Inc.
7.570%, 02/01/2024	34,000	44,160
Time Warner Entertainment Company LP
8.375%, 07/15/2033	535,000	731,297
Time Warner, Inc.
3.400%, 06/15/2022	1,500,000	1,590,788
3.600%, 07/15/2025	1,010,000	1,081,680
3.875%, 01/15/2026	2,515,000	2,733,647
6.500%, 11/15/2036	972,000	1,263,180
7.625%, 04/15/2031	9,000	12,690
Toll Brothers Finance Corp.
4.000%, 12/31/2018	1,400,000	1,457,750
4.375%, 04/15/2023	1,000,000	1,022,500
Under Armour, Inc.
3.250%, 06/15/2026	500,000	505,942
Viacom, Inc.
4.375%, 03/15/2043	2,613,000	2,366,584
6.125%, 10/05/2017	1,500,000	1,573,253
Vista Outdoor, Inc.
5.875%, 10/01/2023 (S)	1,022,000	1,075,655
Waterford Gaming LLC
8.625%, 09/15/2014 (H)(S)	67,905	0
WMG Acquisition Corp.
6.750%, 04/15/2022 (S)	1,085,000	1,154,169
Yum! Brands, Inc.
3.875%, 11/01/2023	1,400,000	1,386,000
6.250%, 03/15/2018	88,000	94,160
6.875%, 11/15/2037	250,000	256,250
ZF North America Capital, Inc.
4.750%, 04/29/2025 (S)	1,165,000	1,236,356
		108,737,538
Consumer staples - 2.3%
Alliance One International, Inc.
9.875%, 07/15/2021 (L)	2,075,000	1,846,750
Anheuser-Busch Companies LLC
6.500%, 02/01/2043	10,000	14,238
Anheuser-Busch InBev Finance, Inc.
4.900%, 02/01/2046	3,705,000	4,480,308
Bunge, Ltd. Finance Corp.
3.250%, 08/15/2026	1,500,000	1,507,215
8.500%, 06/15/2019	935,000	1,093,410
Cargill, Inc.
4.760%, 11/23/2045 (S)	824,000	978,179
Constellation Brands, Inc.
4.250%, 05/01/2023	1,115,000	1,189,566
4.750%, 11/15/2024	635,000	692,150
CVS Health Corp.
2.875%, 06/01/2026	1,005,000	1,029,511
5.125%, 07/20/2045	2,000,000	2,493,440
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	310,363	415,924
Embotelladora Andina SA
5.000%, 10/01/2023 (S)	1,000,000	1,101,427

The accompanying notes are an integral part of the financial statements.

45

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Fomento Economico Mexicano SAB
de CV
4.375%, 05/10/2043	$2,000,000	$2,170,208
General Mills, Inc.
5.700%, 02/15/2017	245,000	250,067
Grupo Bimbo SAB de CV
4.500%, 01/25/2022 (S)	1,000,000	1,084,540
Kraft Heinz Foods Company
2.000%, 07/02/2018	1,996,000	2,020,162
4.875%, 02/15/2025 (S)	962,000	1,060,038
5.200%, 07/15/2045	1,395,000	1,672,260
6.125%, 08/23/2018	429,000	467,489
McCormick & Company, Inc.
5.750%, 12/15/2017	1,000,000	1,058,944
Molson Coors Brewing Company
1.450%, 07/15/2019	635,000	634,079
3.000%, 07/15/2026	1,530,000	1,548,533
PepsiCo, Inc.
1.500%, 02/22/2019	1,870,000	1,887,817
Post Holdings, Inc.
7.750%, 03/15/2024 (S)	945,000	1,050,131
Revlon Consumer Products Corp.
5.750%, 02/15/2021	1,050,000	1,073,625
Reynolds American, Inc.
3.250%, 11/01/2022	2,000,000	2,053,518
SABMiller PLC
6.500%, 07/15/2018 (S)	470,000	512,650
SC Johnson & Son, Inc.
4.000%, 05/15/2043 (S)	1,590,000	1,670,247
SUPERVALU, Inc.
7.750%, 11/15/2022 (L)	1,340,000	1,266,300
The Clorox Company
5.950%, 10/15/2017	500,000	526,844
The Kroger Company
6.800%, 12/15/2018	920,000	1,027,864
7.000%, 05/01/2018	580,000	633,594
Tops Holding II Corp.
8.750%, 06/15/2018	408,000	367,200
Tops Holding LLC
8.000%, 06/15/2022 (S)	1,895,000	1,700,763
Vector Group, Ltd.
7.750%, 02/15/2021	995,000	1,052,213
Walgreens Boots Alliance, Inc.
1.750%, 05/30/2018	2,990,000	3,007,480
4.650%, 06/01/2046	280,000	309,186
Whole Foods Market, Inc.
5.200%, 12/03/2025 (S)	2,355,000	2,561,166
		49,509,036
Energy - 5.1%
Anadarko Petroleum Corp.
4.500%, 07/15/2044	1,100,000	997,495
5.550%, 03/15/2026 (L)	2,200,000	2,433,614
8.700%, 03/15/2019	500,000	570,798
Apache Corp.
5.100%, 09/01/2040	1,000,000	1,043,232
6.900%, 09/15/2018	455,000	497,335
Boardwalk Pipelines LP
3.375%, 02/01/2023	1,150,000	1,080,883
BP Capital Markets PLC
2.750%, 05/10/2023	720,000	733,553
4.750%, 03/10/2019	1,000,000	1,080,845
Buckeye Partners LP
4.875%, 02/01/2021	1,104,000	1,178,756

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Cameron International Corp.
5.950%, 06/01/2041	$1,177,000	$1,455,543
Cenovus Energy, Inc.
4.450%, 09/15/2042	1,475,000	1,200,559
Cimarex Energy Company
4.375%, 06/01/2024	1,925,000	2,014,876
CNOOC Finance 2003, Ltd.
5.500%, 05/21/2033 (S)	10,000	12,101
Columbia Pipeline Group, Inc.
4.500%, 06/01/2025	2,115,000	2,287,108
ConocoPhillips Canada Funding Company
5.950%, 10/15/2036	1,000,000	1,208,791
ConocoPhillips Company
2.875%, 11/15/2021	1,250,000	1,283,889
5.950%, 03/15/2046	1,425,000	1,816,972
Continental Resources, Inc.
4.900%, 06/01/2044	2,100,000	1,753,500
5.000%, 09/15/2022	2,158,000	2,087,865
DCP Midstream LLC
9.750%, 03/15/2019 (S)	1,255,000	1,399,325
DCP Midstream LLC (5.850% to
05/21/2023, then 3 month
LIBOR + 3.850%)
05/21/2043 (S)	1,230,000	940,950
DCP Midstream Operating LP
2.700%, 04/01/2019	1,210,000	1,172,188
3.875%, 03/15/2023	1,155,000	1,097,250
Devon Energy Corp.
5.000%, 06/15/2045	1,400,000	1,342,814
Devon Financing Company LLC
7.875%, 09/30/2031	1,060,000	1,299,400
Emera US Finance LP
3.550%, 06/15/2026 (S)	820,000	862,997
Enbridge Energy Partners LP
4.375%, 10/15/2020	1,035,000	1,078,419
5.500%, 09/15/2040	1,675,000	1,672,886
7.500%, 04/15/2038	600,000	703,200
Encana Corp.
6.500%, 08/15/2034	1,000,000	1,009,540
Energen Corp.
4.625%, 09/01/2021	1,000,000	990,000
Energy Transfer Partners LP
5.150%, 03/15/2045	1,265,000	1,213,993
5.950%, 10/01/2043	700,000	726,752
6.700%, 07/01/2018	700,000	750,217
9.700%, 03/15/2019	878,000	1,010,201
EnLink Midstream Partners LP
4.850%, 07/15/2026	1,160,000	1,152,227
Enterprise Products Operating LLC
4.465%, 08/01/2066 (P)	1,285,000	1,204,688
4.850%, 08/15/2042	500,000	530,089
6.125%, 10/15/2039	1,000,000	1,200,103
6.300%, 09/15/2017	820,000	860,102
6.875%, 03/01/2033	209,000	263,338
EQT Corp.
4.875%, 11/15/2021	1,625,000	1,770,332
Fortive Corp.
3.150%, 06/15/2026 (S)	2,300,000	2,393,090
Halliburton Company
3.800%, 11/15/2025	1,000,000	1,033,527
Hess Corp.
5.600%, 02/15/2041	2,250,000	2,285,433

The accompanying notes are an integral part of the financial statements.

46

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Kerr-McGee Corp.
6.950%, 07/01/2024	$705,000	$824,363
Kinder Morgan Energy Partners LP
3.950%, 09/01/2022	730,000	755,581
5.000%, 10/01/2021	500,000	543,143
7.300%, 08/15/2033	212,000	247,143
7.750%, 03/15/2032	965,000	1,140,920
Kinder Morgan, Inc.
5.550%, 06/01/2045	2,800,000	2,888,780
Lukoil International Finance BV
3.416%, 04/24/2018 (S)	1,535,000	1,550,657
Marathon Oil Corp.
6.800%, 03/15/2032	760,000	800,541
MPLX LP
4.000%, 02/15/2025	490,000	478,609
4.875%, 12/01/2024 (S)	1,336,000	1,365,729
National Oilwell Varco, Inc.
2.600%, 12/01/2022	2,400,000	2,257,637
Newfield Exploration Company
5.625%, 07/01/2024	1,000,000	1,032,500
5.750%, 01/30/2022	250,000	259,375
Nexen Energy ULC
6.400%, 05/15/2037	1,625,000	2,173,857
Noble Energy, Inc.
4.150%, 12/15/2021	1,400,000	1,482,901
Noble Holding International, Ltd.
5.250%, 03/15/2042	500,000	295,000
6.200%, 08/01/2040	500,000	310,000
Occidental Petroleum Corp.
3.400%, 04/15/2026	2,060,000	2,177,412
4.400%, 04/15/2046	1,600,000	1,776,045
ONEOK Partners LP
6.650%, 10/01/2036	1,245,000	1,359,120
Petro-Canada
6.050%, 05/15/2018	396,000	424,049
Petroleos Mexicanos
4.875%, 01/24/2022	1,025,000	1,067,640
Phillips 66
4.875%, 11/15/2044	1,500,000	1,680,113
Plains All American Pipeline LP
4.900%, 02/15/2045	1,700,000	1,564,728
Regency Energy Partners LP
5.000%, 10/01/2022	290,000	308,058
5.500%, 04/15/2023	1,910,000	1,975,408
5.875%, 03/01/2022	285,000	312,638
Schlumberger Holdings Corp.
3.625%, 12/21/2022 (S)	2,000,000	2,133,418
Shell International Finance BV
4.375%, 05/11/2045	2,360,000	2,598,051
Sinopec Group Overseas Development
2015, Ltd.
3.250%, 04/28/2025 (S)	1,250,000	1,293,113
Spectra Energy Capital LLC
6.200%, 04/15/2018	1,000,000	1,062,499
6.750%, 02/15/2032	511,000	578,386
Summit Midstream Holdings LLC
7.500%, 07/01/2021	1,130,000	1,146,950
Suncor Energy, Inc.
6.100%, 06/01/2018	760,000	816,229
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	1,460,000	1,455,986
3.900%, 07/15/2026	925,000	934,198
4.400%, 04/01/2021	1,235,000	1,317,000

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Tallgrass Energy Partners LP
5.500%, 09/15/2024 (S)	$410,000	$420,250
Teekay Offshore Partners LP
6.000%, 07/30/2019	1,450,000	1,181,750
Tesoro Logistics LP
6.125%, 10/15/2021	1,580,000	1,655,050
6.375%, 05/01/2024	1,025,000	1,094,188
Texas Eastern Transmission LP
6.000%, 09/15/2017 (S)	685,000	713,722
TransCanada Pipelines, Ltd.
3.750%, 10/16/2023	2,000,000	2,138,952
7.125%, 01/15/2019	400,000	445,814
Williams Partners LP
4.000%, 09/15/2025	800,000	800,461
4.300%, 03/04/2024	1,300,000	1,330,848
4.875%, 05/15/2023 to 03/15/2024	3,315,000	3,381,487
		112,251,075
Financials - 13.2%
Ally Financial, Inc.
3.250%, 11/05/2018	1,170,000	1,180,969
5.125%, 09/30/2024 (L)	2,500,000	2,707,813
American Express Bank FSB
6.000%, 09/13/2017	805,000	844,526
American International Group, Inc.
3.300%, 03/01/2021	1,300,000	1,363,796
3.900%, 04/01/2026	2,170,000	2,278,409
American International Group, Inc.
(6.250% to 03/15/2037, then 3 month
LIBOR + 2.056%)
03/15/2087	100,000	105,000
Ameriprise Financial, Inc.
2.875%, 09/15/2026	1,500,000	1,507,046
Aquarius & Investments PLC (6.375% to
09/01/2019, then 5 Year U.S. Swap
Rate + 5.210%)
09/01/2024	1,360,000	1,448,390
Ares Capital Corp.
3.875%, 01/15/2020	1,540,000	1,594,145
Aspen Insurance Holdings, Ltd.
4.650%, 11/15/2023	2,000,000	2,132,246
Assurant, Inc.
4.000%, 03/15/2023	1,740,000	1,778,431
Assured Guaranty US Holdings, Inc.
5.000%, 07/01/2024 (L)	2,010,000	2,250,866
Australia & New Zealand Banking
Group, Ltd. (6.750% to 06/15/2026,
then 5 Year U.S. ISDAFIX + 5.168%)
06/15/2026 (Q)(S)	655,000	735,953
AXA SA
8.600%, 12/15/2030	625,000	877,469
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	845,000	921,050
AXA SA (6.463% to 12/14/2018, then
3 month LIBOR + 1.449%)
12/14/2018 (Q)(S)	1,000,000	1,048,950
Bank of America Corp.
3.875%, 08/01/2025	1,500,000	1,606,695
3.950%, 04/21/2025	455,000	473,565
4.200%, 08/26/2024	1,055,000	1,119,043
4.250%, 10/22/2026	1,230,000	1,304,532
4.450%, 03/03/2026	2,310,000	2,485,618
5.000%, 05/13/2021	1,000,000	1,121,845

The accompanying notes are an integral part of the financial statements.

47

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (continued)
5.625%, 07/01/2020	$1,000,000	$1,128,871
5.650%, 05/01/2018	1,000,000	1,064,253
5.750%, 12/01/2017	849,000	892,656
6.875%, 04/25/2018	1,955,000	2,118,851
7.625%, 06/01/2019	685,000	786,927
Bank of America Corp. (6.250% to
09/05/2024, then 3 month
LIBOR + 3.705%)
09/05/2024 (Q)	1,710,000	1,795,500
Bank of America Corp. (6.300% to
03/10/2026, then 3 month
LIBOR + 4.553%)
03/10/2026 (Q)	870,000	950,475
Bank of America Corp. (8.000% to
01/30/2018, then 3 month
LIBOR + 3.630%)
01/30/2018 (Q)	1,725,000	1,774,594
BankUnited, Inc.
4.875%, 11/17/2025	1,595,000	1,657,717
Barclays Bank PLC
10.179%, 06/12/2021 (S)	1,440,000	1,844,315
Barclays PLC
4.375%, 01/12/2026	1,160,000	1,211,040
BPCE SA
4.500%, 03/15/2025 (S)	1,385,000	1,409,531
5.700%, 10/22/2023 (S)	1,475,000	1,614,442
Brookfield Finance, Inc.
4.250%, 06/02/2026	2,000,000	2,074,448
Capital One Financial Corp.
2.450%, 04/24/2019	1,025,000	1,045,812
3.500%, 06/15/2023	605,000	632,048
3.750%, 07/28/2026	3,750,000	3,764,621
4.200%, 10/29/2025	1,730,000	1,807,132
4.750%, 07/15/2021	1,500,000	1,674,665
Capital One Financial Corp. (5.550% to
06/01/2020, then 3 month
LIBOR + 3.800%)
06/01/2020 (Q)	1,015,000	1,038,497
Capital One NA
2.350%, 08/17/2018	1,260,000	1,276,946
CIT Group, Inc.
5.500%, 02/15/2019 (S)	1,000,000	1,058,750
Citigroup, Inc.
3.500%, 05/15/2023	1,390,000	1,431,778
3.700%, 01/12/2026	2,000,000	2,111,126
4.500%, 01/14/2022	1,000,000	1,105,724
4.600%, 03/09/2026	1,715,000	1,842,910
5.500%, 09/13/2025	1,000,000	1,132,880
Citigroup, Inc. (6.250% to 08/15/2026,
then 3 month LIBOR + 4.517%)
08/15/2026 (Q)	2,110,000	2,278,800
Citizens Financial Group, Inc.
2.375%, 07/28/2021	2,000,000	2,010,132
CNA Financial Corp.
7.250%, 11/15/2023	530,000	643,160
CNO Financial Group, Inc.
5.250%, 05/30/2025	1,770,000	1,756,725
Commerzbank AG
8.125%, 09/19/2023 (S)	1,790,000	2,089,646

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Cooperatieve Rabobank UA (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	$1,662,000	$2,028,679
Credit Acceptance Corp.
6.125%, 02/15/2021	1,515,000	1,522,575
Credit Agricole SA
4.375%, 03/17/2025 (S)	1,400,000	1,441,283
Credit Agricole SA (6.625% to
09/23/2019, then 5 Year U.S. Swap
Rate +4.697%)
09/23/2019 (Q)(S)	1,345,000	1,305,484
Credit Agricole SA (7.875% to
01/23/2024, then 5 Year U.S. Swap
Rate + 4.898%)
01/23/2024 (Q)(S)	1,450,000	1,484,438
Credit Agricole SA (8.125% to
09/19/2018, then 5 Year U.S. Swap
Rate + 6.283%)
09/19/2033 (S)	1,265,000	1,385,175
Credit Suisse Group AG (7.500% to
12/11/2023, then 5 Year U.S. Swap
Rate + 4.598%)
12/11/2023 (Q)(S)	975,000	1,027,650
Credit Suisse Group Funding
Guernsey, Ltd.
4.550%, 04/17/2026 (S)	1,095,000	1,156,473
Credito Real SAB de CV SOFOM ER
7.500%, 03/13/2019 (S)	1,315,000	1,371,545
Discover Bank
2.600%, 11/13/2018	1,705,000	1,730,075
Discover Financial Services
3.950%, 11/06/2024	2,960,000	3,045,198
5.200%, 04/27/2022	1,150,000	1,260,514
Doric Nimrod Air Alpha 2013-1 Class B
Pass Through Trust
6.125%, 11/30/2021 (S)	357,413	372,157
Enova International, Inc.
9.750%, 06/01/2021	1,395,000	1,172,498
Fifth Third Bancorp (5.100% to
06/30/2023, then 3 month
LIBOR + 3.033%)
06/30/2023 (Q)	1,085,000	1,074,150
Flagstar Bancorp, Inc.
6.125%, 07/15/2021 (S)	1,030,000	1,050,869
FS Investment Corp.
4.000%, 07/15/2019	1,330,000	1,349,180
Genworth Holdings, Inc.
4.900%, 08/15/2023	400,000	326,000
HBOS PLC
6.750%, 05/21/2018 (S)	2,515,000	2,690,441
HSBC Holdings PLC (6.375% to
09/17/2024, then 5 Year
U.S. ISDAFIX + 3.705%)
09/17/2024 (Q)	600,000	593,250
HSBC Holdings PLC (6.875% to
06/01/2021, then 5 Year
U.S. ISDAFIX + 5.514%)
06/01/2021 (Q)	1,305,000	1,365,356
ING Bank NV
5.800%, 09/25/2023 (S)	1,515,000	1,695,647

The accompanying notes are an integral part of the financial statements.

48

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
ING Groep NV (6.500% to 04/16/2025,
then 5 Year U.S. Swap Rate + 4.446%)
04/16/2025 (Q)	$455,000	$445,616
Invesco Finance PLC
3.125%, 11/30/2022	1,150,000	1,192,050
Jefferies Group LLC
5.125%, 04/13/2018	1,100,000	1,148,843
6.875%, 04/15/2021	1,980,000	2,271,317
8.500%, 07/15/2019 (L)	1,405,000	1,611,913
JPMorgan Chase & Co.
3.200%, 06/15/2026	1,705,000	1,753,920
3.375%, 05/01/2023	1,750,000	1,805,078
4.125%, 12/15/2026	1,400,000	1,500,360
4.500%, 01/24/2022	1,300,000	1,439,538
4.625%, 05/10/2021	2,905,000	3,220,724
6.300%, 04/23/2019	1,267,000	1,416,653
JPMorgan Chase & Co. (5.300% to
05/01/2020, then 3 month
LIBOR + 3.800%)
05/01/2020 (Q)	1,895,000	1,934,084
JPMorgan Chase & Co. (6.750% to
02/01/2024, then 3 month
LIBOR + 3.780%)
02/01/2024 (Q)	2,295,000	2,588,094
Legg Mason, Inc.
3.950%, 07/15/2024	1,340,000	1,373,653
4.750%, 03/15/2026	2,175,000	2,375,733
Leucadia National Corp.
5.500%, 10/18/2023	4,005,000	4,206,512
Liberty Mutual Group, Inc.
4.250%, 06/15/2023 (S)	2,000,000	2,164,940
Liberty Mutual Group, Inc. (7.800% to
3/15/2037, then 3 month
LIBOR + 3.576%)
03/07/2087 (S)	1,583,000	1,836,280
Lincoln National Corp.
6.250%, 02/15/2020	1,000,000	1,126,673
8.750%, 07/01/2019	900,000	1,052,197
Lloyds Banking Group PLC
4.650%, 03/24/2026	3,280,000	3,404,289
Lloyds Banking Group PLC (7.500% to
06/27/2024, then 5 Year U.S. Swap
Rate + 4.760%)
06/27/2024 (Q)	1,170,000	1,200,713
Loews Corp.
2.625%, 05/15/2023	870,000	878,821
3.750%, 04/01/2026	2,175,000	2,321,412
Macquarie Bank, Ltd.
4.875%, 06/10/2025 (S)	2,010,000	2,135,906
Macquarie Group, Ltd.
3.000%, 12/03/2018 (S)	1,350,000	1,382,230
Manufacturers & Traders Trust Company
(5.629% to 12/01/2016, then 3 month
LIBOR + 6.400%)
12/01/2021	1,715,000	1,684,130
Markel Corp.
5.000%, 03/30/2043 to 04/05/2046	3,930,000	4,291,857
5.350%, 06/01/2021	1,500,000	1,678,556
Marsh & McLennan Companies, Inc.
4.050%, 10/15/2023	2,000,000	2,170,190
MetLife, Inc.
3.000%, 03/01/2025	14,000	14,242
6.400%, 12/15/2066	1,425,000	1,600,275

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Metropolitan Life Global Funding I
3.650%, 06/14/2018 (S)	$1,500,000	$1,561,305
MGIC Investment Corp.
5.750%, 08/15/2023	285,000	298,538
Montpelier Re Holdings, Ltd.
4.700%, 10/15/2022	1,420,000	1,464,523
Morgan Stanley
1.129%, 10/18/2016 (P)	830,000	830,461
2.450%, 02/01/2019	1,020,000	1,039,602
3.875%, 01/27/2026	1,485,000	1,585,950
4.100%, 05/22/2023	1,100,000	1,166,316
4.875%, 11/01/2022	1,140,000	1,263,561
5.500%, 01/26/2020 to 07/24/2020	2,960,000	3,310,562
5.625%, 09/23/2019	1,000,000	1,111,515
5.950%, 12/28/2017	290,000	306,847
6.625%, 04/01/2018	140,000	150,838
7.300%, 05/13/2019	3,095,000	3,533,032
Morgan Stanley (5.450% to 07/15/2019,
then 3 month LIBOR + 3.610%)
07/15/2019 (Q)	300,000	300,750
Morgan Stanley (5.550% to 07/15/2020,
then 3 month LIBOR + 3.810%)
07/15/2020 (Q)	1,080,000	1,108,350
Nationstar Mortgage LLC
6.500%, 07/01/2021	1,170,000	1,114,425
7.875%, 10/01/2020	1,195,000	1,203,963
9.625%, 05/01/2019	990,000	1,037,025
NewStar Financial, Inc.
7.250%, 05/01/2020	1,670,000	1,636,600
Nippon Life Insurance Company (5.100%
to 10/16/2024, then 5 Year
U.S. ISDAFIX + 3.650%)
10/16/2044 (S)	1,430,000	1,594,450
Oil Casualty Insurance, Ltd.
8.000%, 09/15/2034 (S)	873,000	971,171
Popular, Inc.
7.000%, 07/01/2019	1,020,000	1,053,150
Prudential Financial, Inc.
5.375%, 06/21/2020	700,000	787,310
Prudential Financial, Inc. (5.200% to
03/15/2024, then 3 month
LIBOR + 3.040%)
03/15/2044	1,030,000	1,070,556
Prudential Financial, Inc. (5.875% to
09/15/2022, then 3 month
LIBOR + 4.175%)
09/15/2042	883,000	977,923
Quicken Loans, Inc.
5.750%, 05/01/2025 (S)	2,205,000	2,200,149
Radian Group, Inc.
5.250%, 06/15/2020	660,000	698,280
7.000%, 03/15/2021	1,175,000	1,321,875
Raymond James Financial, Inc.
3.625%, 09/15/2026	1,500,000	1,531,746
4.950%, 07/15/2046	2,500,000	2,569,520
Reinsurance Group of America, Inc.
4.700%, 09/15/2023	1,500,000	1,626,816
RLI Corp.
4.875%, 09/15/2023	2,000,000	2,153,194
Royal Bank of Scotland Group PLC
4.800%, 04/05/2026	3,105,000	3,249,066

The accompanying notes are an integral part of the financial statements.
49

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Royal Bank of Scotland Group PLC
(8.000% to 08/10/2025, then 5 Year
U.S. Swap Rate + 5.720%)
08/10/2025 (Q)	$1,070,000	$1,040,147
Royal Bank of Scotland Group PLC
(8.625% to 08/15/2021, then 5 Year
U.S. Swap Rate + 7.598%)
08/15/2021 (Q)	760,000	774,250
S&P Global, Inc.
4.000%, 06/15/2025	1,785,000	1,944,072
4.400%, 02/15/2026	1,223,000	1,373,098
Santander Holdings USA, Inc.
2.700%, 05/24/2019	2,390,000	2,416,362
Santander UK Group Holdings PLC
4.750%, 09/15/2025 (S)	1,315,000	1,321,704
Sirius International Group, Ltd. (7.506%
to 06/30/2017, then 3 month
LIBOR + 3.200%)
06/30/2017 (Q)(S)	960,000	973,800
Societe Generale SA (8.000% to
09/29/2025, then 5 Year
U.S. ISDAFIX + 5.873%)
09/29/2025 (Q)(S)	1,675,000	1,706,406
Societe Generale SA (8.250% to
11/29/2018, then 5 Year U.S. Swap
Rate + 6.394%)
11/29/2018 (Q)	995,000	1,023,606
Standard Chartered PLC
2.100%, 08/19/2019 (S)	2,965,000	2,966,643
State Street Corp.
3.100%, 05/15/2023	1,540,000	1,608,855
Stearns Holdings LLC
9.375%, 08/15/2020 (S)	562,000	538,115
Stifel Financial Corp.
4.250%, 07/18/2024	4,350,000	4,429,457
Sumitomo Mitsui Banking Corp.
2.450%, 01/10/2019	2,387,000	2,429,415
SunTrust Banks, Inc.
3.500%, 01/20/2017	1,000,000	1,006,845
Synovus Financial Corp.
7.875%, 02/15/2019	935,000	1,053,044
Teachers Insurance & Annuity Association
of America
6.850%, 12/16/2039 (S)	1,765,000	2,448,630
The Allstate Corp. (5.750% to 08/15/2023,
then 3 month LIBOR + 2.938%)
08/15/2053	2,000,000	2,160,000
The Bear Stearns Companies LLC
7.250%, 02/01/2018	1,115,000	1,203,921
The Charles Schwab Corp. (7.000% to
02/01/2022, then 3 month
LIBOR + 4.820%)
02/01/2022 (Q)	900,000	1,039,500
The Goldman Sachs Group, Inc.
2.000%, 04/25/2019	1,065,000	1,076,695
3.625%, 01/22/2023	2,200,000	2,331,800
3.750%, 05/22/2025 to 02/25/2026	2,940,000	3,110,681
4.750%, 10/21/2045	985,000	1,124,380
5.375%, 03/15/2020	1,000,000	1,112,420
5.950%, 01/18/2018	750,000	794,771
6.150%, 04/01/2018	1,000,000	1,070,829

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Hartford Financial
Services Group, Inc.
5.500%, 03/30/2020	$1,325,000	$1,478,851
6.625%, 03/30/2040	500,000	649,132
The Hartford Financial Services
Group, Inc. (8.125% to 06/15/2018,
then 3 month LIBOR + 4.603%)
06/15/2068	1,910,000	2,086,675
The PNC Financial Services Group, Inc.
2.854%, 11/09/2022 (P)	2,280,000	2,340,539
The PNC Financial Services Group, Inc.
(4.850% to 06/01/2023, then 3 month
LIBOR + 3.040%)
06/01/2023 (Q)	1,110,000	1,112,775
The PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	1,440,000	1,625,400
Voya Financial, Inc.
4.800%, 06/15/2046	2,300,000	2,343,189
Voya Financial, Inc. (5.650% to
05/15/2023, then 3 month
LIBOR + 3.580%)
05/15/2053	1,692,000	1,692,000
Wells Fargo & Company
3.450%, 02/13/2023	1,100,000	1,153,087
3.500%, 03/08/2022	1,700,000	1,815,532
4.650%, 11/04/2044	1,020,000	1,119,778
5.375%, 11/02/2043	2,000,000	2,402,454
Wells Fargo & Company (5.875% to
06/15/2025, then 3 month
LIBOR + 3.990%)
06/15/2025 (Q)	3,055,000	3,374,095
Wells Fargo & Company (5.900% to
06/15/2024, then 3 month
LIBOR + 3.110%)
06/15/2024 (Q)	1,145,000	1,217,994
Wells Fargo & Company, Series K
(7.980% to 03/15/2018, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)	1,489,000	1,574,618
Willis Towers Watson PLC
5.750%, 03/15/2021	1,350,000	1,519,522
XLIT, Ltd.
5.750%, 10/01/2021	1,000,000	1,146,247
		288,147,468
Health care - 3.0%
AbbVie, Inc.
3.600%, 05/14/2025	2,165,000	2,289,392
4.400%, 11/06/2042	2,000,000	2,131,358
Actavis Funding SCS
3.800%, 03/15/2025	2,745,000	2,896,785
4.750%, 03/15/2045	850,000	932,330
Aetna, Inc.
2.750%, 11/15/2022	1,500,000	1,522,040
Agilent Technologies, Inc.
3.875%, 07/15/2023	930,000	976,735
Allergan, Inc.
3.375%, 09/15/2020	1,487,000	1,559,633
Amgen, Inc.
4.400%, 05/01/2045	955,000	1,026,435
Anthem, Inc.
3.300%, 01/15/2023	1,500,000	1,569,948

The accompanying notes are an integral part of the financial statements.
50

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Anthem, Inc. (continued)
4.650%, 08/15/2044	$1,280,000	$1,419,667
6.375%, 06/15/2037	415,000	550,957
Baxter International, Inc.
3.500%, 08/15/2046	1,500,000	1,464,731
Celgene Corp.
5.000%, 08/15/2045	1,935,000	2,232,980
Cigna Corp.
4.500%, 03/15/2021	1,000,000	1,093,378
6.150%, 11/15/2036	500,000	641,443
Covenant Surgical Partners, Inc.
8.750%, 08/01/2019 (S)	509,000	491,185
Covidien International Finance SA
6.000%, 10/15/2017	610,000	642,647
Express Scripts Holding Company
4.500%, 02/25/2026	2,390,000	2,639,246
Fresenius US Finance II, Inc.
4.500%, 01/15/2023 (S)	1,025,000	1,083,938
HCA, Inc.
4.750%, 05/01/2023	1,000,000	1,046,250
5.250%, 04/15/2025 to 06/15/2026	2,470,000	2,643,413
7.500%, 02/15/2022	1,205,000	1,375,628
Laboratory Corp. of America Holdings
4.000%, 11/01/2023	2,000,000	2,147,494
LifePoint Health, Inc.
5.375%, 05/01/2024 (S)	1,175,000	1,205,844
Medco Health Solutions, Inc.
7.125%, 03/15/2018	795,000	860,273
MEDNAX, Inc.
5.250%, 12/01/2023 (S)	1,025,000	1,078,813
Medtronic, Inc.
4.625%, 03/15/2045	1,295,000	1,555,715
Molina Healthcare, Inc.
5.375%, 11/15/2022 (S)	1,045,000	1,076,350
Mylan NV
2.500%, 06/07/2019 (S)	995,000	1,007,619
3.950%, 06/15/2026 (S)	5,520,000	5,686,870
5.250%, 06/15/2046 (S)	690,000	758,323
Mylan, Inc.
2.600%, 06/24/2018	940,000	953,419
Perrigo Company PLC
2.300%, 11/08/2018	2,000,000	2,010,064
Quest Diagnostics, Inc.
4.700%, 03/30/2045	1,250,000	1,368,044
Quintiles Transnational Corp.
4.875%, 05/15/2023 (S)	1,030,000	1,071,200
Select Medical Corp.
6.375%, 06/01/2021	1,440,000	1,441,800
Teva Pharmaceutical Finance
Company LLC
6.150%, 02/01/2036	9,000	11,551
Teva Pharmaceutical Finance
Netherlands III BV
3.150%, 10/01/2026	3,050,000	3,070,783
UnitedHealth Group, Inc.
5.700%, 10/15/2040	1,500,000	2,010,588
5.800%, 03/15/2036	115,000	153,741
Universal Health Services, Inc.
4.750%, 08/01/2022 (S)	1,025,000	1,063,438
WellCare Health Plans, Inc.
5.750%, 11/15/2020	1,020,000	1,054,425

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/2025	$2,895,000	$3,014,291
		64,830,764
Industrials - 4.7%
AerCap Global Aviation Trust (6.500% to
06/15/2025, then 3 month
LIBOR + 4.300%)
06/15/2045 (S)	1,400,000	1,438,500
AerCap Ireland Capital, Ltd.
4.625%, 10/30/2020	1,465,000	1,552,717
Ahern Rentals, Inc.
7.375%, 05/15/2023 (S)	1,570,000	1,075,450
Air Canada 2013-1 Class C Pass
Through Trust
6.625%, 05/15/2018 (S)	1,205,000	1,244,163
Air Lease Corp.
3.000%, 09/15/2023	2,305,000	2,280,959
3.375%, 01/15/2019 (L)	635,000	653,802
3.375%, 06/01/2021	2,000,000	2,070,000
3.875%, 04/01/2021	1,020,000	1,074,825
4.750%, 03/01/2020 (L)	1,500,000	1,620,000
5.625%, 04/01/2017	510,000	520,654
Aircastle, Ltd.
5.500%, 02/15/2022	790,000	858,138
6.250%, 12/01/2019	770,000	851,813
7.625%, 04/15/2020	430,000	496,650
America West Airlines 2000-1 Pass
Through Trust
8.057%, 01/02/2022	194,114	219,348
American Airlines 2011-1 Class B Pass
Through Trust
7.000%, 07/31/2019 (S)	1,597,138	1,676,995
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 07/15/2024	2,209,550	2,416,696
American Airlines 2015-1 Class B Pass
Through Trust
3.700%, 11/01/2024	1,366,934	1,332,761
American Airlines 2016-1 Class A Pass
Through Trust
4.100%, 07/15/2029	747,720	810,648
Ashtead Capital, Inc.
5.625%, 10/01/2024 (S)	705,000	741,131
British Airways 2013-1 Class A Pass
Through Trust
4.625%, 12/20/2025 (S)	1,881,102	2,012,779
British Airways 2013-1 Class B Pass
Through Trust
5.625%, 12/20/2021 (S)	529,152	560,901
Builders FirstSource, Inc.
10.750%, 08/15/2023 (S)	755,000	856,925
Casella Waste Systems, Inc.
7.750%, 02/15/2019	908,000	928,430
Caterpillar Financial Services Corp.
5.450%, 04/15/2018	870,000	928,143
7.150%, 02/15/2019	450,000	511,983
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 07/02/2019	130,322	133,736
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 03/15/2019	71,851	73,374

The accompanying notes are an integral part of the financial statements.
51

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 08/02/2020	$230,950	$244,368
Continental Airlines 2000-2 Class B Pass
Through Trust
8.307%, 10/02/2019	12,432	13,178
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 10/19/2023	1,073,583	1,211,860
Continental Airlines 2012-1 Class B Pass
Through Trust
6.250%, 10/11/2021	288,816	309,755
CSX Corp.
7.375%, 02/01/2019	727,000	826,545
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust
6.718%, 07/02/2024	1,340,014	1,534,316
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 01/02/2020	163,361	174,388
Empresa de Transporte de Pasajeros
Metro SA
4.750%, 02/04/2024 (S)	660,000	717,631
EnerSys
5.000%, 04/30/2023 (S)	325,000	324,188
Engility Corp.
8.875%, 09/01/2024 (S)	168,000	170,940
ERAC USA Finance LLC
3.300%, 10/15/2022 (S)	2,000,000	2,090,388
FedEx Corp.
4.550%, 04/01/2046	1,000,000	1,110,728
Florida East Coast Holdings Corp.
6.750%, 05/01/2019 (S)	1,040,000	1,071,200
GATX Corp.
5.200%, 03/15/2044	400,000	431,806
General Electric Company
1.297%, 08/15/2036 (P)	945,000	803,920
2.700%, 10/09/2022	1,400,000	1,462,052
General Electric Company (5.000% to
01/21/2021, then 3 month
LIBOR + 3.330%)
01/21/2021 (Q)	2,944,000	3,153,760
Huntington Ingalls Industries, Inc.
5.000%, 12/15/2021 to 11/15/2025 (S)	2,410,000	2,558,094
International Lease Finance Corp.
5.875%, 04/01/2019	955,000	1,030,206
7.125%, 09/01/2018 (S)	650,000	715,059
JB Hunt Transport Services, Inc.
3.850%, 03/15/2024	1,300,000	1,375,257
Lockheed Martin Corp.
2.900%, 03/01/2025	1,572,000	1,629,337
4.700%, 05/15/2046	1,415,000	1,694,379
Masco Corp.
4.375%, 04/01/2026	2,605,000	2,787,350
4.450%, 04/01/2025	1,000,000	1,071,500
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 05/01/2021	686,634	777,613
Odebrecht Finance, Ltd.
7.125%, 06/26/2042 (S)	815,000	299,513
Owens Corning
4.200%, 12/15/2022	1,490,000	1,589,250

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Parker-Hannifin Corp.
5.500%, 05/15/2018	$1,000,000	$1,072,899
Penske Truck Leasing Company LP
3.375%, 02/01/2022 (S)	2,560,000	2,646,574
Prime Security Services Borrower LLC
9.250%, 05/15/2023 (S)	995,000	1,084,550
Ryder System, Inc.
2.450%, 11/15/2018	1,850,000	1,876,762
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)	569,000	435,285
Stanley Black & Decker, Inc. (5.750% to
12/15/2018, then 3 month
LIBOR + 4.304%)
12/15/2053 (L)	1,350,000	1,446,525
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)	4,895,000	3,426,500
Textron, Inc.
7.250%, 10/01/2019	720,000	827,158
The Dun & Bradstreet Corp.
4.375%, 12/01/2022	1,700,000	1,749,677
Trinity Acquisition PLC
4.400%, 03/15/2026	1,450,000	1,525,623
Trinity Industries, Inc.
4.550%, 10/01/2024	2,455,000	2,433,865
TTX Company
4.200%, 07/01/2046 (S)	2,300,000	2,487,186
Tutor Perini Corp.
7.625%, 11/01/2018 (L)	1,580,000	1,595,800
Tyco Electronics Group SA
2.375%, 12/17/2018	2,020,000	2,056,538
4.875%, 01/15/2021	500,000	556,002
6.550%, 10/01/2017	730,000	770,038
UAL 2009-1 Pass Through Trust
10.400%, 05/01/2018	73,986	74,815
UAL 2009-2A Pass Through Trust
9.750%, 07/15/2018	157,853	162,194
Union Pacific Corp.
4.163%, 07/15/2022	686,000	772,203
United Airlines 2014-2 Class A Pass
Through Trust
3.750%, 03/03/2028	1,862,192	1,969,268
United Airlines 2014-2 Class B Pass
Through Trust
4.625%, 03/03/2024	1,554,798	1,570,346
United Airlines 2016-1 Class A Pass
Through Trust
3.450%, 01/07/2030	950,000	990,850
United Rentals North America, Inc.
5.500%, 07/15/2025	1,060,000	1,091,800
5.750%, 11/15/2024	1,040,000	1,081,600
6.125%, 06/15/2023	2,000,000	2,102,500
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 10/22/2024	1,019,194	1,161,881
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 04/01/2026	883,386	1,022,520
Verisk Analytics, Inc.
4.000%, 06/15/2025	2,505,000	2,657,642

The accompanying notes are an integral part of the financial statements.
52

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
XPO Logistics, Inc.
6.500%, 06/15/2022 (S)	$2,145,000	$2,228,119
		102,996,822
Information technology - 1.8%
Activision Blizzard, Inc.
6.125%, 09/15/2023 (S)	1,460,000	1,596,875
Ancestry.com Holdings LLC, PIK
9.625%, 10/15/2018 (S)	590,000	601,063
Ancestry.com, Inc.
11.000%, 12/15/2020	845,000	906,263
Apple, Inc.
3.850%, 08/04/2046	1,500,000	1,554,620
Diamond 1 Finance Corp.
6.020%, 06/15/2026 (S)	3,285,000	3,521,451
7.125%, 06/15/2024 (S)	350,000	378,982
eBay, Inc.
2.500%, 03/09/2018	1,025,000	1,040,983
3.800%, 03/09/2022	2,495,000	2,665,029
Electronic Arts, Inc.
4.800%, 03/01/2026	2,470,000	2,709,368
Fiserv, Inc.
3.850%, 06/01/2025	1,386,000	1,497,312
Hughes Satellite Systems Corp.
5.250%, 08/01/2026 (S)	355,000	352,781
Jabil Circuit, Inc.
4.700%, 09/15/2022	731,000	764,443
Juniper Networks, Inc.
4.350%, 06/15/2025	1,000,000	1,044,691
Lam Research Corp.
3.900%, 06/15/2026	1,055,000	1,103,487
Leidos, Inc.
5.500%, 07/01/2033	825,000	716,112
Match Group, Inc.
6.375%, 06/01/2024	1,025,000	1,114,688
Micron Technology, Inc.
5.875%, 02/15/2022 (L)	1,115,000	1,123,363
7.500%, 09/15/2023 (S)	990,000	1,091,475
Microsoft Corp.
4.450%, 11/03/2045	2,145,000	2,494,661
Open Text Corp.
5.875%, 06/01/2026 (S)	1,040,000	1,097,200
Qorvo, Inc.
6.750%, 12/01/2023 (S)	1,015,000	1,105,081
7.000%, 12/01/2025 (S)	1,010,000	1,118,575
QUALCOMM, Inc.
3.450%, 05/20/2025	1,000,000	1,079,075
Sixsigma Networks Mexico SA de CV
8.250%, 11/07/2021 (S)	1,090,000	1,094,360
VeriSign, Inc.
5.250%, 04/01/2025	1,035,000	1,078,988
Visa, Inc.
3.150%, 12/14/2025	2,025,000	2,162,437
4.300%, 12/14/2045	1,446,000	1,711,604
Western Digital Corp.
7.375%, 04/01/2023 (S)	1,010,000	1,095,850
Zebra Technologies Corp.
7.250%, 10/15/2022 (L)	1,085,000	1,177,225
		38,998,042
Materials - 1.7%
Alcoa, Inc.
5.125%, 10/01/2024	1,555,000	1,640,525
5.720%, 02/23/2019	150,000	160,950

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Alcoa, Inc. (continued)
5.870%, 02/23/2022	$650,000	$703,625
Allegheny Technologies, Inc.
9.375%, 06/01/2019	2,065,000	2,173,413
Anglo American Capital PLC
4.125%, 09/27/2022 (S)	1,100,000	1,075,250
ArcelorMittal
10.850%, 06/01/2019	905,000	1,079,213
Ardagh Finance Holdings SA, PIK
8.625%, 06/15/2019 (S)	947,837	988,120
Ardagh Packaging Finance PLC
7.250%, 05/15/2024 (S)	330,000	351,450
Ashland, Inc.
4.750%, 08/15/2022	1,000,000	1,047,500
Boise Cascade Company
5.625%, 09/01/2024 (S)	320,000	326,000
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	1,360,000	1,501,100
Cascades, Inc.
5.500%, 07/15/2022 (S)	933,000	937,665
Cemex SAB de CV
6.125%, 05/05/2025 (S)	1,260,000	1,327,032
CF Industries, Inc.
4.950%, 06/01/2043	730,000	673,215
Commercial Metals Company
7.350%, 08/15/2018	815,000	876,125
Corp. Nacional del Cobre de Chile
5.625%, 10/18/2043 (S)	2,000,000	2,298,370
Eagle Materials, Inc.
4.500%, 08/01/2026	235,000	238,971
Eastman Chemical Company
4.500%, 01/15/2021	1,000,000	1,089,093
4.650%, 10/15/2044	1,000,000	1,024,354
Freeport-McMoRan, Inc.
5.450%, 03/15/2043	1,500,000	1,147,500
Glencore Finance Canada, Ltd.
4.950%, 11/15/2021 (S)	1,100,000	1,152,250
Glencore Funding LLC
4.000%, 04/16/2025 (S)	1,500,000	1,477,500
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	635,000	688,050
Methanex Corp.
5.650%, 12/01/2044	1,050,000	920,988
Norbord, Inc.
6.250%, 04/15/2023 (S)	1,000,000	1,062,500
NOVA Chemicals Corp.
5.000%, 05/01/2025 (S)	1,805,000	1,863,663
Platform Specialty Products Corp.
6.500%, 02/01/2022 (L)(S)	2,075,000	1,966,063
Rain CII Carbon LLC
8.250%, 01/15/2021 (S)	1,295,000	1,233,488
The Chemours Company
6.625%, 05/15/2023 (L)	1,308,000	1,255,680
The Dow Chemical Company
3.000%, 11/15/2022	460,000	476,179
4.125%, 11/15/2021	1,700,000	1,858,739
The Mosaic Company
4.250%, 11/15/2023	1,700,000	1,812,878
The Valspar Corp.
4.200%, 01/15/2022	1,000,000	1,062,909
Vale Overseas, Ltd.
6.250%, 08/10/2026	708,000	732,780
		38,223,138

The accompanying notes are an integral part of the financial statements.
53

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate - 3.0%
American Tower Corp.
3.400%, 02/15/2019	$1,220,000	$1,270,304
4.700%, 03/15/2022	1,205,000	1,333,298
5.000%, 02/15/2024	1,330,000	1,520,012
5.900%, 11/01/2021	1,500,000	1,748,334
AvalonBay Communities, Inc.
5.700%, 03/15/2017	1,500,000	1,534,908
Boston Properties LP
3.700%, 11/15/2018	1,042,000	1,087,755
Brandywine Operating Partnership LP
5.700%, 05/01/2017	1,500,000	1,541,292
Columbia Property Trust Operating Partnership LP
4.150%, 04/01/2025	1,200,000	1,248,854
Crown Castle International Corp.
4.450%, 02/15/2026	1,280,000	1,412,083
5.250%, 01/15/2023	1,000,000	1,141,880
Crown Castle Towers LLC
4.883%, 08/15/2040 (S)	1,329,000	1,448,030
6.113%, 01/15/2040 (S)	1,733,000	1,923,771
DDR Corp.
3.500%, 01/15/2021	1,350,000	1,395,909
EPR Properties
5.250%, 07/15/2023	2,000,000	2,140,852
5.750%, 08/15/2022	1,300,000	1,435,147
Equity Commonwealth
5.875%, 09/15/2020	1,200,000	1,327,607
ERP Operating LP
3.375%, 06/01/2025	605,000	634,556
5.750%, 06/15/2017	342,000	353,769
Essex Portfolio LP
3.375%, 04/15/2026	2,000,000	2,063,702
5.500%, 03/15/2017	1,430,000	1,459,049
HCP, Inc.
3.750%, 02/01/2019	1,250,000	1,296,528
4.250%, 11/15/2023	1,000,000	1,053,663
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021	1,000,000	1,127,310
Healthcare Trust of America Holdings LP
3.500%, 08/01/2026	1,500,000	1,521,386
Iron Mountain, Inc.
5.750%, 08/15/2024	1,590,000	1,649,625
6.000%, 08/15/2023	1,810,000	1,932,175
Kimco Realty Corp.
6.875%, 10/01/2019	545,000	625,885
Liberty Property LP
4.400%, 02/15/2024	1,000,000	1,081,465
5.500%, 12/15/2016	1,500,000	1,517,559
MPT Operating Partnership LP
6.375%, 02/15/2022	980,000	1,027,775
National Retail Properties, Inc.
3.300%, 04/15/2023	1,740,000	1,781,175
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025	1,055,000	1,070,874
4.950%, 04/01/2024	2,235,000	2,336,862
5.250%, 01/15/2026	1,010,000	1,084,569
Piedmont Operating Partnership LP
4.450%, 03/15/2024	1,000,000	1,052,144
Prologis International Funding II SA
4.875%, 02/15/2020 (S)	1,900,000	2,031,750
Realty Income Corp.
3.250%, 10/15/2022	1,020,000	1,052,821
5.375%, 09/15/2017	1,250,000	1,299,304

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Realty Income Corp. (continued)
5.950%, 09/15/2016	$560,000	$560,654
SL Green Realty Corp.
7.750%, 03/15/2020	775,000	900,717
Ventas Realty LP
3.125%, 06/15/2023	2,000,000	2,039,042
3.500%, 02/01/2025	2,225,000	2,305,331
3.750%, 05/01/2024	545,000	571,584
VEREIT Operating Partnership LP
4.600%, 02/06/2024	1,632,000	1,717,680
Vornado Realty LP
5.000%, 01/15/2022	1,250,000	1,361,575
Weingarten Realty Investors
3.375%, 10/15/2022	1,505,000	1,538,599
Welltower, Inc.
3.750%, 03/15/2023	1,055,000	1,110,603
4.500%, 01/15/2024	2,000,000	2,192,108
		66,861,875
Telecommunication services - 1.8%
America Movil SAB de CV
4.375%, 07/16/2042	1,500,000	1,576,556
AT&T, Inc.
4.350%, 06/15/2045	762,000	768,105
4.750%, 05/15/2046	1,140,000	1,219,057
5.550%, 08/15/2041	800,000	944,774
5.600%, 05/15/2018	500,000	535,209
CC Holdings GS V LLC
3.849%, 04/15/2023	1,300,000	1,390,817
CenturyLink, Inc.
7.600%, 09/15/2039	1,000,000	924,475
Columbus Cable Barbados, Ltd.
7.375%, 03/30/2021 (S)	550,000	588,500
Comcel Trust
6.875%, 02/06/2024 (S)	490,000	509,600
Deutsche Telekom
International Finance BV
6.750%, 08/20/2018	870,000	960,951
8.750%, 06/15/2030	227,000	354,815
Digicel Group, Ltd.
8.250%, 09/30/2020 (S)	960,000	864,000
Digicel, Ltd.
6.750%, 03/01/2023 (S)	1,170,000	1,067,625
Frontier Communications Corp.
8.875%, 09/15/2020	1,255,000	1,367,950
GCI, Inc.
6.875%, 04/15/2025	1,045,000	1,076,350
Millicom International Cellular SA
4.750%, 05/22/2020 (S)	1,145,000	1,158,168
6.625%, 10/15/2021 (S)	1,000,000	1,053,000
MTN Mauritius Investments, Ltd.
4.755%, 11/11/2024 (S)	1,145,000	1,112,242
Rogers Communications, Inc.
5.450%, 10/01/2043	2,000,000	2,468,130
SBA Tower Trust
3.598%, 04/15/2043 (S)	2,285,000	2,299,494
Sprint Capital Corp.
6.875%, 11/15/2028	450,000	402,611
T-Mobile USA, Inc.
6.125%, 01/15/2022	985,000	1,039,175
6.250%, 04/01/2021	1,005,000	1,048,969
Telecom Italia Capital SA
7.200%, 07/18/2036	1,020,000	1,092,675

The accompanying notes are an integral part of the financial statements.
54

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Verizon Communications, Inc.
2.625%, 08/15/2026	$2,000,000	$1,978,862
4.272%, 01/15/2036	2,045,000	2,147,050
4.400%, 11/01/2034	1,045,000	1,111,130
4.522%, 09/15/2048	615,000	652,119
4.672%, 03/15/2055	2,165,000	2,251,524
4.862%, 08/21/2046	3,035,000	3,374,310
5.012%, 08/21/2054	1,853,000	2,031,733
6.550%, 09/15/2043	103,000	139,418
Wind Acquisition Finance SA
7.375%, 04/23/2021 (S)	750,000	772,500
		40,281,894
Utilities - 2.0%
Appalachian Power Company
7.000%, 04/01/2038	425,000	588,152
Arizona Public Service Company
5.500%, 09/01/2035	222,000	283,895
Beaver Valley II Funding Corp.
9.000%, 06/01/2017	17,000	17,425
Berkshire Hathaway Energy Company
3.750%, 11/15/2023	2,000,000	2,185,518
BVPS II Funding Corp.
8.890%, 06/01/2017	13,000	13,309
CenterPoint Energy Houston Electric LLC
6.950%, 03/15/2033	10,000	14,463
CenterPoint Energy Resources Corp.
4.500%, 01/15/2021	202,000	218,734
CenterPoint Energy, Inc.
6.500%, 05/01/2018	1,000,000	1,070,992
Centrica PLC
4.000%, 10/16/2023 (S)	2,000,000	2,115,346
Commonwealth Edison Company
5.800%, 03/15/2018	1,270,000	1,358,191
Duke Energy Corp.
3.950%, 10/15/2023	2,000,000	2,202,020
Electricite de France SA
3.625%, 10/13/2025 (S)	1,010,000	1,060,369
Electricite de France SA (5.250% to
01/29/2023, then 10 Year U.S. Swap
Rate +3.709%)
01/29/2023 (Q)(S)	1,195,000	1,189,623
Empresa Electrica Angamos SA
4.875%, 05/25/2029 (S)	1,055,000	1,033,033
Entergy Corp.
4.700%, 01/15/2017	1,000,000	1,009,339
Exelon Generation Company LLC
5.600%, 06/15/2042	298,000	318,611
FirstEnergy Corp.
4.250%, 03/15/2023	1,500,000	1,586,318
Israel Electric Corp., Ltd.
5.625%, 06/21/2018 (S)	875,000	925,750
6.875%, 06/21/2023 (S)	505,000	606,000
7.250%, 01/15/2019 (S)	800,000	892,400
NextEra Energy Capital Holdings, Inc.
2.300%, 04/01/2019	2,440,000	2,475,561
NextEra Energy Capital Holdings, Inc.
(6.350% to 10/03/2016, then 3 month
LIBOR + 2.068%)
10/01/2066	650,000	524,875
NiSource Finance Corp.
5.650%, 02/01/2045	2,000,000	2,616,624
NRG Energy, Inc.
6.250%, 05/01/2024	2,260,000	2,243,050

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
NRG Energy, Inc. (continued)
6.625%, 01/15/2027 (S)	$1,225,000	$1,227,291
NRG Yield Operating LLC
5.375%, 08/15/2024	2,980,000	3,106,650
Oncor Electric Delivery Company LLC
4.100%, 06/01/2022	1,650,000	1,824,824
Pacific Gas & Electric Company
8.250%, 10/15/2018	455,000	517,237
PECO Energy Company
5.350%, 03/01/2018	1,000,000	1,059,688
PPL Capital Funding, Inc.
3.400%, 06/01/2023	1,590,000	1,677,304
3.500%, 12/01/2022	1,530,000	1,622,507
PSEG Power LLC
8.625%, 04/15/2031	214,000	281,407
Public Service Company of New Mexico
7.950%, 05/15/2018	1,000,000	1,099,946
San Diego Gas & Electric Company
6.125%, 09/15/2037	1,000,000	1,397,097
Southern California Edison Company
(6.250% to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	635,000	712,521
TransAlta Corp.
6.900%, 05/15/2018	580,000	607,121
Virginia Electric and Power Company
6.000%, 01/15/2036	620,000	832,075
W3A Funding Corp.
8.090%, 01/02/2017	428,904	428,434
		42,943,700
TOTAL CORPORATE BONDS (Cost $900,819,151)		$953,781,352

CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%
BAC Capital Trust XIV, Series G
4.000%, 09/19/2016 (P)(Q)	1,679,000	1,373,405
Goldman Sachs Capital II
4.000%, 10/03/2016 (P)(Q)	88,000	73,018
MetLife Capital Trust IV (7.875% to
12/15/2032, then 3 month
LIBOR + 3.960%)
12/15/2067 (S)	375,000	470,625
MetLife Capital Trust X (9.250% to
04/08/2033, then 3 month
LIBOR + 5.540%)
04/08/2068 (S)	865,000	1,236,587
Sovereign Capital Trust VI
7.908%, 06/13/2036	887,000	886,195
State Street Capital Trust IV
1.652%, 06/01/2077 (P)	1,535,000	1,316,263
SunTrust Preferred Capital I
4.000%, 10/03/2016 (P)(Q)	102,000	79,178
USB Capital IX
3.500%, 10/03/2016 (P)(Q)	725,000	619,875
ZFS Finance USA Trust V (6.500% to
05/09/2017, then 3 month
LIBOR + 2.285%)
05/09/2067 (S)	1,877,000	1,905,155
		7,960,301
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $7,400,623)		$7,960,301

The accompanying notes are an integral part of the financial statements.
55

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) - 0.1%
Consumer staples - 0.0%
The Sun Products Corp.
5.500%, 03/23/2020	$822,739	$822,228
Industrials - 0.1%
Delta Air Lines, Inc.
3.250%, 10/18/2018	528,801	529,826
WP CPP Holdings LLC
4.500%, 12/28/2019	482,500	464,406
		994,232
Utilities - 0.0%
ExGen Texas Power LLC
5.750%, 09/16/2021	829,978	666,057
TOTAL TERM LOANS (Cost $2,642,132)		$2,482,517

CONVERTIBLE BONDS - 0.1%
Utilities - 0.1%
NRG Yield, Inc.
3.250%, 06/01/2020 (S)	1,140,000	1,115,063
TOTAL CONVERTIBLE BONDS (Cost $1,120,229)		$1,115,063

MUNICIPAL BONDS - 0.1%
Buckeye Ohio Tobacco Settlement
Financing Authority
5.875%, 06/01/2030	850,000	844,764
New Jersey State Turnpike Authority
7.414%, 01/01/2040	540,000	860,490
State of Hawaii Department of Business
Economic Development & Tourism
1.467%, 07/01/2022	1,533,621	1,534,418
TOTAL MUNICIPAL BONDS (Cost $2,846,156)		$3,239,672

COLLATERALIZED MORTGAGE
OBLIGATIONS - 14.9%
Commercial and residential - 11.8%
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 7A12
1.104%, 08/25/2035 (P)	623,109	597,852
American Home
Mortgage Investment Trust
Series 2005-1, Class 1A1,
0.928%, 06/25/2045 (P)	1,088,431	1,012,547
Series 2005-1, Class AHM,
3.032%, 06/25/2045 (P)	824,075	810,786
Series 2004-4, Class 5A,
2.905%, 02/25/2045 (P)	103,051	103,174
Americold 2010 LLC Trust
Series 2010-ARTA, Class C,
6.811%, 01/14/2029 (S)	2,150,000	2,409,839
Series 2010-ARTA, Class D,
7.443%, 01/14/2029 (S)	3,782,000	4,226,764
AOA Mortgage Trust, Series 2015-1177,
Class C 3.110%, 12/13/2029 (P)(S)	1,435,000	1,453,398
BAMLL Commercial
Mortgage Securities Trust
Series 2013-DSNY, Class E,
3.034%, 09/15/2026 (P)(S)	700,000	696,936
Series 2015-200P, Class F,
3.716%, 04/14/2033 (P)(S)	1,375,000	1,255,258
Banc of America
Commercial Mortgage Trust
Series 2006-5, Class AM,
5.448%, 09/10/2047	1,750,000	1,748,704

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Banc of America Commercial
Mortgage Trust (continued)
Series 2006-6, Class AJ,
5.421%, 10/10/2045	$345,000	$344,280
Series 2006-6, Class AM,
5.390%, 10/10/2045	1,650,000	1,656,210
Series 2007-3, Class AJ,
5.539%, 06/10/2049 (P)	1,500,000	1,501,167
Series 2007-3, Class AM,
5.539%, 06/10/2049 (P)	1,000,000	1,023,227
Series 2007-3, Class AMF,
5.317%, 06/10/2049	2,100,000	2,136,170
Series 2007-4, Class AM,
5.807%, 02/10/2051 (P)	2,800,000	2,891,865
Series 2007-4, Class D,
5.808%, 02/10/2051 (P)(S)	500,000	465,619
Series 2007-5, Class AM,
5.772%, 02/10/2051 (P)	747,000	762,618
Banc of America Merrill Lynch
Commercial Mortgage, Inc.,
Series 2005-5, Class XC IO
0.036%, 10/10/2045 (S)	5,217,143	1,644
Banc of America Mortgage Trust,
Series 2003-I, Class 2A6
2.984%, 10/25/2033 (P)	1,465,658	1,482,440
Bayview Commercial Asset Trust
Series 2005-1A, Class A2,
0.796%, 04/25/2035 (P)(S)	1,218,034	1,100,315
Series 2005-3A, Class A1,
0.766%, 11/25/2035 (P)(S)	786,386	680,905
Series 2005-3A, Class A2,
0.846%, 11/25/2035 (P)(S)	1,188,426	1,034,230
Series 2005-4A, Class A2,
0.836%, 01/25/2036 (P)(S)	861,712	741,782
Series 2006-1A, Class A2,
0.806%, 04/25/2036 (P)(S)	447,128	385,660
Series 2006-2A, Class A2,
0.726%, 07/25/2036 (P)(S)	793,475	675,777
BBCMS Trust
Series 2015, Class C,
2.443%, 02/15/2028 (P)(S)	705,000	694,865
Series 2015-MSQ, Class D,
4.123%, 09/15/2022 (P)(S)	1,575,000	1,587,614
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1,
1.224%, 01/25/2035 (P)	1,305,197	1,263,062
Series 2005-1, Class A1,
1.006%, 01/25/2035 (P)	872,979	843,262
Series 2005-5, Class 1A4,
1.084%, 07/25/2035 (P)	808,944	765,221
Series 2005-7, Class 11A1,
1.064%, 08/25/2035 (P)	2,129,825	2,015,814
Bear Stearns Asset
Backed Securities Trust
Series 2004-AC5, Class A1,
5.250%, 10/25/2034 (P)	1,347,374	1,338,143
Series 2003-AC4, Class A,
5.500%, 09/25/2033 (P)	776,896	776,643
Bear Stearns Commercial
Mortgage Securities Trust
Series 2004-PWR6, Class X1 IO,
0.439%, 11/11/2041 (S)	6,292,731	90,472

The accompanying notes are an integral part of the financial statements.
56

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Bear Stearns Commercial Mortgage
Securities Trust (continued)
Series 2005-PWR8, Class X1 IO,
0.257%, 06/11/2041 (S)	$1,847,790	$393
Series 2004-PWR5, Class X1 IO,
0.716%, 07/11/2042 (S)	28,801	374
Series 2004-T16, Class X1 IO,
0.505%, 02/13/2046 (S)	28,618	164
Bear Stearns Mortgage Funding Trust,
Series 2006-AR4, Class A1
0.656%, 12/25/2036 (P)	946,380	776,674
BHMS Mortgage Trust
Series 2014-ATLS, Class CFX,
4.690%, 07/05/2033 (P)(S)	1,000,000	998,837
Series 2014-ATLS, Class DFL,
3.463%, 07/05/2033 (P)(S)	1,625,000	1,566,999
BLCP Hotel Trust, Series 2014-CLRN,
Class D 2.942%, 08/15/2029 (P)(S)	2,190,000	2,145,312
BWAY Mortgage Trust
Series 2013-1515, Class F,
4.058%, 03/10/2033 (P)(S)	1,775,000	1,714,478
Series 2013-1515, Class XB IO,
0.403%, 03/10/2033 (S)	46,410,000	1,509,773
Series 2015-1740, Class D,
3.787%, 01/13/2035 (P)(S)	1,210,000	1,203,191
Series 2015-1740, Class XA IO,
1.023%, 01/13/2035 (S)	26,533,000	1,240,152
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2,
4.124%, 05/15/2029 (P)(S)	1,475,000	1,407,959
Series 2015-JWRZ, Class GL1,
3.285%, 05/15/2029 (P)(S)	1,000,000	980,553
Series 2015-JWRZ, Class GL2,
4.131%, 05/15/2029 (P)(S)	1,455,000	1,419,769
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class DPA
3.442%, 12/15/2027 (P)(S)	1,834,211	1,813,493
CFCRE Commercial Mortgage Trust,
Series 2011-C1, Class XA IO
1.259%, 04/15/2044 (S)	4,298,628	169,227
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class F
3.912%, 04/10/2028 (P)(S)	1,075,000	1,010,860
CGGS Commercial Mortgage Trust,
Series 2016-RNDA, Class DFX
4.387%, 02/10/2033 (S)	2,330,000	2,395,901
CHL Mortgage Pass Through Trust,
Series 2004-HYB2, Class 4A
2.976%, 07/20/2034 (P)	240,153	239,359
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank)
Series 2014-CR15, Class C,
4.763%, 02/10/2047 (P)	2,200,000	2,389,280
Series 2014-CR16, Class XA IO,
1.238%, 04/10/2047	11,928,162	693,485
Series 2014-CR21, Class A2,
3.095%, 12/10/2047	3,000,000	3,128,746
Series 2015-CR27, Class B,
4.510%, 10/10/2058 (P)	740,000	817,423

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust
(Citigroup/Deutsche Bank AG),
Series 2007-CD4, Class AMFX
5.366%, 12/11/2049 (P)	$1,900,000	$1,920,764
Commercial Mortgage Trust
(Deutsche Bank)
Series 2007-C9, Class AJFL,
1.128%, 12/10/2049 (P)(S)	1,000,000	961,592
Series 2007-C9, Class G,
5.813%, 12/10/2049 (P)(S)	800,000	747,709
Series 2012-CR3, Class XA IO,
2.254%, 10/15/2045	31,896,344	2,642,835
Series 2012-LC4, Class B,
4.934%, 12/10/2044 (P)	850,000	952,739
Series 2012-LC4, Class XA IO,
2.378%, 12/10/2044 (S)	5,405,422	461,683
Series 2013-300P, Class D,
4.540%, 08/10/2030 (P)(S)	1,620,000	1,701,878
Series 2013-300P, Class E,
4.394%, 08/10/2030 (P)(S)	800,000	782,740
Series 2013-CR11, Class B,
5.330%, 10/10/2046 (P)	2,470,000	2,865,677
Series 2013-CR13, Class C,
4.909%, 12/10/2023 (P)	960,000	1,045,907
Series 2013-CR6, Class XA IO,
1.624%, 03/10/2046	13,508,038	577,428
Series 2013-LC13, Class B,
5.009%, 08/10/2046 (P)(S)	1,290,000	1,469,299
Series 2014-FL4, Class D,
2.897%, 07/13/2031 (P)(S)	2,160,000	2,109,348
Series 2014-LC15, Class C,
4.944%, 04/10/2047 (P)	1,300,000	1,399,035
Series 2014-TWC, Class D,
2.685%, 02/13/2032 (P)(S)	1,390,000	1,369,852
Commercial Mortgage Trust (Deutsche
Bank/Morgan Stanley),
Series 2014-PAT, Class D
2.585%, 08/13/2027 (P)(S)	2,185,000	2,153,445
Commercial Mortgage Trust
(Deutsche Bank/UBS)
Series 2014-UBS2, Class D,
5.015%, 03/10/2047 (P)(S)	500,000	434,626
Series 2014-UBS2, Class XA IO,
1.404%, 03/10/2047	10,293,123	711,516
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO,
1.901%, 08/15/2045	22,311,884	1,753,772
Series 2014-CR15, Class XA IO,
1.460%, 02/10/2047	47,184,198	2,409,065
Series 2014-CR16, Class C,
5.068%, 04/10/2047 (P)	2,540,000	2,775,536
Core Industrial Trust, Series 2015-CALW,
Class F 3.850%, 02/10/2034 (P)(S)	1,575,000	1,572,941
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class AMFL,
0.664%, 01/15/2049 (P)	1,000,000	981,852
Series 2007-C3, Class AM,
5.700%, 06/15/2039 (P)	1,550,000	1,559,613
Series 2008-C1, Class AJ,
6.065%, 02/15/2041 (P)(S)	1,100,000	988,287

The accompanying notes are an integral part of the financial statements.
57

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C1,
Class AX IO 0.595%, 02/15/2038 (S)	$3,793,851	$8,339
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1,
3.742%, 11/10/2046 (S)	40,901	41,080
Series 2011-LC1A, Class A3,
5.002%, 11/10/2046 (S)	2,000,000	2,210,878
Deutsche Bank Commercial
Mortgage Trust, Series 2016-C3,
Class C 3.636%, 09/10/2049 (P)	515,000	515,092
Deutsche Mortgage Securities, Inc.
Mortgage Loan Trust, Series 2004-4,
Class 2AR1 0.794%, 06/25/2034 (P)	863,989	821,019
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2B
0.889%, 07/19/2044 (P)	1,354,881	1,230,596
EQTY Mortgage Trust, Series 2014-INNS,
Class E 3.954%, 05/08/2031 (P)(S)	900,000	879,270
First Horizon Alternative Mortgage
Securities Trust, Series 2004-AA2,
Class 2A1 2.333%, 08/25/2034 (P)	519,171	485,096
FREMF Mortgage Trust
Series 2011-K10, Class B,
4.631%, 11/25/2049 (P)(S)	1,055,000	1,143,881
Series 2011-K11, Class B,
4.572%, 12/25/2048 (P)(S)	875,000	943,269
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX,
3.495%, 12/15/2034 (P)(S)	735,000	739,294
Series 2015-NRF, Class EFX,
3.495%, 12/15/2034 (P)(S)	2,365,000	2,312,677
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class XC IO
0.008%, 06/10/2048 (S)	97,293	1
Great Wolf Trust, Series 2015-WOLF,
Class D 3.934%, 05/15/2034 (P)(S)	1,725,000	1,707,674
Greenwich Capital
Commercial Funding Corp.
Series 2005-GG5, Class AJ,
5.450%, 04/10/2037 (P)	24,266	24,245
Series 2006-GG7, Class AM,
5.921%, 07/10/2038 (P)	651,600	650,830
Series 2007-GG11, Class AJ,
6.032%, 12/10/2049 (P)	1,230,000	1,229,690
Series 2007-GG11, Class AM,
5.867%, 12/10/2049 (P)	1,500,000	1,540,009
GS Mortgage Securities Trust
Series 2010-C2, Class XA IO,
0.165%, 12/10/2043 (S)	36,274,204	218,305
Series 2011-GC5, Class XA IO,
1.454%, 08/10/2044 (S)	15,151,730	813,699
Series 2012-GC17, Class XA IO,
2.658%, 05/10/2045	27,641,417	2,160,633
Series 2013-GC10, Class C,
4.285%, 02/10/2046 (P)(S)	1,140,200	1,200,052
Series 2014-NEW, Class C,
3.790%, 01/10/2031 (S)	640,000	648,396
Series 2014-NEW, Class D,
3.790%, 01/10/2031 (S)	2,300,000	2,311,710
Series 2015-590M, Class C,
3.932%, 10/10/2035 (P)(S)	1,695,000	1,708,499

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
GS Mortgage Securities Trust (continued)
Series 2016-ICE2, Class D,
6.192%, 03/15/2033 (P)(S)	$1,990,000	$1,999,184
Series 2016-RENT, Class D,
4.202%, 02/10/2029 (P)(S)	1,515,000	1,514,672
Series 2005-GG4, Class XC IO,
0.673%, 07/10/2039 (S)	55,486	31
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO,
2.441%, 08/19/2045	3,442,053	219,131
Series 2005-9, Class 2A1C,
0.888%, 06/20/2035 (P)	1,442,622	1,289,607
Series 2007-3, Class ES IO,
0.350%, 05/19/2047 (S)	4,856,681	76,328
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	5,124,962	74,973
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	3,996,467	51,247
HILT Mortgage Trust
Series 2014-ORL, Class D,
2.584%, 07/15/2029 (P)(S)	1,475,000	1,430,793
Series 2014-ORL, Class F,
4.231%, 07/15/2029 (P)(S)	1,013,000	951,929
Hilton USA Trust
Series 2013-HLF, Class EFL,
4.186%, 11/05/2030 (P)(S)	1,201,397	1,202,600
Series 2013-HLT, Class DFX,
4.406%, 11/05/2030 (S)	2,181,000	2,187,483
Series 2013-HLT, Class EFX,
4.453%, 11/05/2030 (P)(S)	1,000,000	1,002,263
Hudsons Bay Simon JV Trust,
Series 2015-HBFL, Class DFL
4.113%, 08/05/2034 (P)(S)	995,000	980,008
Impac Secured Assets CMN Owner Trust,
Series 2004-4, Class M2
1.256%, 02/25/2035 (P)	945,000	869,848
Impac Secured Assets Trust,
Series 2006-5, Class 2A
0.646%, 12/25/2036 (P)	837,270	780,328
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO,
2.261%, 07/25/2035	17,109,046	1,330,050
Series 2005-AR8, Class AX2 IO,
2.267%, 05/25/2035	18,228,992	1,316,862
Series 2005-AR18, Class 1X IO,
2.189%, 10/25/2036	7,870,906	723,820
Series 2005-AR18, Class 2X IO,
1.913%, 10/25/2036	17,098,495	1,085,325
Irvine Core Office Trust, Series 2013-IRV,
Class XA IO 1.105%, 05/15/2048 (S)	22,353,366	832,721
JPMBB Commercial
Mortgage Securities Trust
Series 2013-C14, Class XA IO,
0.950%, 08/15/2046	18,999,222	555,098
Series 2014-C19, Class C,
4.830%, 04/15/2047 (P)	2,185,000	2,328,372
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2006-CB17, Class AM,
5.464%, 12/12/2043	850,000	833,659
Series 2006-LDP8, Class AJ,
5.480%, 05/15/2045 (P)	2,000,000	1,998,247

The accompanying notes are an integral part of the financial statements.
58

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust (continued)
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	$44,751	$44,717
Series 2006-LDP8, Class C,
5.549%, 05/15/2045 (P)	1,000,000	968,952
Series 2007-LD12, Class AM,
6.203%, 02/15/2051 (P)	2,115,000	2,173,890
Series 2011-C3A, Class XA IO,
1.046%, 02/15/2046 (S)	18,722,402	558,446
Series 2011-C4, Class XA IO,
1.366%, 07/15/2046 (S)	22,954,873	707,228
Series 2012-HSBC, Class XA IO,
1.582%, 07/05/2032 (S)	24,735,000	1,834,835
Series 2014-FL5, Class C,
2.534%, 07/15/2031 (P)(S)	2,481,000	2,436,393
Series 2014-INN, Class F,
4.442%, 06/15/2029 (P)(S)	2,605,000	2,500,304
Series 2014-PHH, Class C,
2.534%, 08/15/2027 (P)(S)	2,230,000	2,221,546
Series 2015-MAR7, Class C,
4.490%, 06/05/2032 (S)	1,870,000	1,890,194
Series 2015-SGP, Class B,
3.192%, 07/15/2036 (P)(S)	1,187,000	1,189,977
Series 2015-UES, Class E,
3.621%, 09/05/2032 (P)(S)	1,000,000	976,987
Series 2016-JP2, Class XA IO,
2.021%, 08/15/2049	14,362,544	2,012,316
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	774,526	776,282
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049	2,940,501	2,970,054
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class AJ,
5.937%, 06/15/2038 (P)	25,435	25,416
Series 2007-C1, Class AJ,
5.484%, 02/15/2040	500,000	501,383
Series 2007-C7, Class AJ,
6.241%, 09/15/2045 (P)	500,000	502,691
Series 2004-C1, Class XCL IO,
0.578%, 01/15/2036 (S)	4,452,583	811
Series 2005-C1, Class XCL IO,
0.302%, 02/15/2040 (S)	19,252	67
Lehman Brothers Small Balance
Commercial Mortgage Pass-Through
Certificates, Series 2005-1A, Class A
0.696%, 02/25/2030 (P)(S)	833,789	769,781
MASTR Adjustable Rate Mortgages Trust
Series 2004-11, Class M2,
1.546%, 11/25/2034 (P)	1,120,000	1,086,837
Series 2004-13, Class 2A1,
2.850%, 04/21/2034 (P)	193,930	198,018
Series 2004-8, Class 5A1,
2.760%, 08/25/2034 (P)	162,670	160,838
MASTR Alternative Loan Trust
Series 2004-4, Class 8A1,
6.500%, 05/25/2034	658,296	673,576
Series 2005-2, Class 4A3,
0.888%, 03/25/2035 (P)	740,247	702,588
Merrill Lynch Mortgage Investors Trust,
Series 2005-2, Class 1A
1.904%, 10/25/2035 (P)	944,029	909,956

Active Bond Fund (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Merrill Lynch Mortgage Trust
Series 2008-C1, Class X IO,
0.360%, 02/12/2051 (S)	$43,338,107	$145,716
Series 2005-CIP1, Class XC IO,
0.033%, 07/12/2038 (S)	9,753,322	98
Series 2006-C2, Class X IO,
0.547%, 08/12/2043 (S)	1,585,706	167
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5, Class AM,
5.419%, 08/12/2048	2,740,000	2,769,487
Series 2007-5, Class AMFL,
0.615%, 08/12/2048 (P)(S)	1,000,000	974,418
Series 2007-6, Class AM,
5.526%, 03/12/2051 (P)	1,525,000	1,528,199
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2012-C5, Class XA IO,
1.732%, 08/15/2045 (S)	17,313,183	1,021,007
Series 2012-C6, Class XA IO,
2.064%, 11/15/2045 (S)	13,732,214	908,033
Series 2013-C7, Class B,
3.769%, 02/15/2046	1,000,000	1,065,422
Series 2013-C7, Class C,
4.315%, 02/15/2046 (P)	899,000	920,959
Series 2013-C7, Class XA IO,
1.627%, 02/15/2046	27,696,403	1,797,901
Series 2014-C18, Class 300D,
5.279%, 08/15/2031	745,000	779,955
Series 2014-C19, Class A2,
3.101%, 12/15/2047	1,500,000	1,567,969
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AM,
5.680%, 04/15/2049 (P)	3,095,000	2,958,613
Series 2011-C3, Class XA IO,
1.125%, 07/15/2049 (S)	12,466,505	363,141
Series 2012-C4, Class AS,
3.773%, 03/15/2045	2,371,500	2,534,198
Series 2014-150E, Class D,
4.295%, 09/09/2032 (P)(S)	3,850,000	3,970,308
Series 2015, Class XLF1 C,
2.634%, 08/14/2031 (P)(S)	1,635,000	1,629,236
Series 2005-IQ9, Class X1 IO,
1.382%, 07/15/2056 (S)	101,615	900
Series 2005-T17, Class X1 IO,
0.940%, 12/13/2041 (S)	35,740	274
Morgan Stanley Mortgage Loan Trust,
Series 2004-6AR, Class 2A2
2.895%, 08/25/2034 (P)	1,099,687	1,087,748
MortgageIT Trust, Series 2005-2,
Class 1A2 0.776%, 05/25/2035 (P)	645,714	603,112
Nomura Asset Acceptance Corp.
Alternative Loan Trust,
Series 2004-AP3, Class A6
4.793%, 10/25/2034 (P)	126,331	129,630
Opteum Mortgage Acceptance Corp.
Asset Backed Pass-Through Certificates
Series 2005-2, Class M2,
0.896%, 04/25/2035 (P)	1,190,000	1,157,317
Series 2005-3, Class APT,
0.736%, 07/25/2035 (P)	1,136,477	1,110,070

The accompanying notes are an integral part of the financial statements.
59

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Residential Accredit Loans, Inc.
Series 2005-QO4, Class XIO IO,
2.446%, 12/25/2045	$8,733,493	$888,392
Series 2004-QS16, Class 1A1,
5.500%, 12/25/2034	355	355
Sequoia Mortgage Trust, Series 2005-3,
Class A1 0.638%, 05/20/2035 (P)	2,854	2,601
TMSQ Mortgage Trust, Series 2011-1500,
Class D 3.963%, 10/10/2036 (P)(S)	925,000	931,566
UBS Commercial Mortgage Trust,
Series 2012-C1, Class B
4.822%, 05/10/2045	850,000	925,359
UBS-Barclays
Commercial Mortgage Trust
Series 2012-C2, Class XA IO,
1.806%, 05/10/2063 (S)	21,899,091	1,190,065
Series 2013-C6, Class D,
4.347%, 04/10/2046 (P)(S)	600,000	559,573
VNDO Mortgage Trust,
Series 2013-PENN, Class D
3.947%, 12/13/2029 (P)(S)	1,959,000	2,021,813
Wachovia Bank
Commercial Mortgage Trust
Series 2005-C21, Class AJ,
5.467%, 10/15/2044 (P)	166,949	166,771
Series 2007-C30, Class AJ,
5.413%, 12/15/2043 (P)	1,800,000	1,803,537
Series 2007-C31, Class AJ,
5.660%, 04/15/2047 (P)	600,000	600,599
Series 2007-C31, Class AM,
5.591%, 04/15/2047 (P)	2,000,000	2,030,651
Series 2007-C33, Class AJ,
5.948%, 02/15/2051 (P)	1,000,000	1,001,283
Series 2005-C17, Class XC IO,
0.363%, 03/15/2042 (S)	1,194,198	5,011
WaMu Mortgage Pass
Through Certificates
Series 2004-AR8, Class A2,
0.846%, 06/25/2044 (P)	848,020	785,910
Series 2004-CB2, Class 1A,
5.000%, 07/25/2034	763,162	793,469
Series 2005-AR19, Class A1A2,
0.736%, 12/25/2045 (P)	1,163,298	1,064,937
Series 2005-AR2, Class 2A1B,
0.816%, 01/25/2045 (P)	1,966,655	1,780,701
Series 2005-AR2, Class 2A3,
0.796%, 01/25/2045 (P)	628,407	586,088
Series 2005-AR8, Class 2AB2,
0.866%, 07/25/2045 (P)	2,290,127	2,036,502
Series 2005-AR8, Class 2AB3,
0.806%, 07/25/2045 (P)	680,183	601,043
Washington Mutual Alternative Mortgage
Pass Through Certificates,
Series 2005-1, Class 6A1
6.500%, 03/25/2035	6,205	6,198
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C,
2.710%, 03/18/2028 (P)(S)	4,240,000	4,165,299
Series 2013-BTC, Class E,
3.668%, 04/16/2035 (P)(S)	2,735,000	2,556,922
Series 2015-LC22, Class B,
4.539%, 09/15/2058 (P)	1,107,000	1,262,491

Active Bond Fund (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Wells Fargo Commercial
Mortgage Trust (continued)
Series 2016-BNK1, Class A3,
2.652%, 08/15/2049	$4,000,000	$4,095,368
Series 2016-C35, Class A4,
2.931%, 07/15/2048	3,000,000	3,117,962
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR3,
Class 1A2 2.880%, 03/25/2035 (P)	618,025	614,264
WF-RBS Commercial Mortgage Trust
Series 2011-C2, Class XA IO,
0.805%, 02/15/2044 (S)	46,003,439	1,305,826
Series 2011-C3, Class XA IO,
1.405%, 03/15/2044 (S)	29,145,976	1,373,609
Series 2012-C10, Class XA IO,
1.729%, 12/15/2045 (S)	8,510,552	634,320
Series 2012-C9, Class XA IO,
2.295%, 11/15/2045 (S)	24,571,417	2,042,983
Series 2013-C15, Class B,
4.629%, 08/15/2046 (P)	1,505,000	1,678,208
Series 2013-C15, Class C,
4.479%, 08/15/2046 (P)	1,000,000	1,074,665
Series 2013-C16, Class B,
5.149%, 09/15/2046 (P)	635,000	730,658
Series 2013-C16, Class XA IO,
0.986%, 09/15/2046 (P)	15,093,195	600,748
WFCG Commercial Mortgage Trust,
Series 2015-BXRP, Class D
3.005%, 11/15/2029 (P)(S)	192,823	190,580
		258,768,905
U.S. Government Agency - 3.1%
Federal Home Loan Mortgage Corp.
Series 2013-DN2, Class M1,
1.896%, 11/25/2023 (P)	777,777	780,685
Series 2015-DNA1, Class M2,
2.296%, 10/25/2027 (P)	1,255,000	1,270,142
Series 2015-DNA1, Class M3,
3.746%, 10/25/2027 (P)	425,000	437,007
Series 2016-DNA3, Class M2,
2.670%, 12/25/2028 (P)	645,000	655,591
Series 2016-HQA1, Class M2,
3.196%, 09/25/2028 (P)	2,260,000	2,335,958
Series 2016-HQA2, Class M2,
2.694%, 11/25/2028 (P)	695,000	709,605
Series 290, Class IO,
3.500%, 11/15/2032	4,108,567	590,238
Series 3387, Class SB IO,
5.986%, 11/15/2037	5,396,886	1,054,670
Series 3632, Class AP,
3.000%, 02/15/2040	2,246,886	2,336,982
Series 3830, Class NI IO,
4.500%, 01/15/2036	3,036,191	165,509
Series K005, Class AX IO,
1.367%, 11/25/2019	27,065,011	1,051,830
Series K006, Class BX1 IO,
5.357%, 02/25/2020	4,479,706	750,954
Series K010, Class X1 IO,
0.315%, 10/25/2020	34,001,778	260,195
Series K011, Class X1 IO,
0.293%, 11/25/2020	52,632,619	546,700
Series K014, Class X1 IO,
1.212%, 04/25/2021	14,399,079	686,492

The accompanying notes are an integral part of the financial statements.
60

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K015, Class X1 IO,
1.624%, 07/25/2021		$20,105,445	$1,332,870
Series K017, Class X1 IO,
1.523%, 12/25/2021		23,263,171	1,380,904
Series K018, Class X1 IO,
1.544%, 01/25/2022		10,370,042	625,278
Series K021, Class A2,
2.396%, 06/25/2022		1,000,000	1,036,021
Series K021, Class X1 IO,
1.488%, 06/25/2022		16,334,152	1,155,937
Series K022, Class X1 IO,
1.398%, 07/25/2022		29,819,715	1,816,137
Series K024, Class X1 IO,
0.885%, 09/25/2022	’	10,841,624	467,546
Series K026, Class X1 IO,
1.157%, 11/25/2022		13,394,270	699,635
Series K038, Class A2,
3.389%, 03/25/2024		3,600,000	3,964,334
Series K705, Class X1 IO,
1.729%, 09/25/2018		15,133,763	447,543
Series K707, Class X1 IO,
1.668%, 12/25/2018		11,118,737	327,064
Series K709, Class X1 IO,
1.652%, 03/25/2019		32,223,126	1,046,208
Series K710, Class X1 IO,
1.892%, 05/25/2019		42,495,061	1,662,360
Series KAIV, Class X1 IO,
1.334%, 06/25/2021		24,935,098	1,223,899
Series KS01, Class X1 IO,
1.435%, 01/25/2023		15,318,445	931,089
Series KS03, Class X IO,
0.315%, 08/25/2025		39,160,727	695,910
Series T-41, Class 3A,
5.853%, 07/25/2032 (P)		1,618	1,728
Federal National Mortgage Association
Series 2001-50, Class BA,
7.000%, 10/25/2041		320	373
Series 2011-118, Class CD,
3.500%, 10/25/2039		2,867,991	3,014,352
Series 2011-41, Class KA,
4.000%, 01/25/2041		781,879	822,735
Series 2011-86, Class NA,
4.000%, 01/25/2041		1,424,502	1,467,142
Series 2012-103, Class PS IO,
6.204%, 04/25/2042		2,953,237	637,280
Series 2012-137, Class WI IO,
3.500%, 12/25/2032		4,098,754	569,293
Series 2012-30, Class PB,
2.250%, 10/25/2040		1,969,473	2,002,792
Series 2012-38, Class PA,
2.000%, 09/25/2041		2,027,609	2,053,303
Series 2012-M5, Class X IO,
0.603%, 02/25/2022		31,250,720	832,754
Series 2012-MB, Class X1 IO,
2.112%, 12/25/2019		10,167,594	326,110
Series 2013-32, Class MH,
2.500%, 09/25/2042		3,920,995	4,003,809
Series 2013-M11, Class SA IO,
6.224%, 01/25/2018		12,177,778	391,345
Series 2015-28, Class PA,
2.500%, 06/25/2044		7,135,714	7,283,467

Active Bond Fund (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2103-130, Class CD,
3.000%, 06/25/2043	$5,334,790	$5,510,078
Series 2002-W3, Class A5,
7.500%, 11/25/2041	12,282	14,395
Government National
Mortgage Association
Series 2008-90, Class IO,
0.761%, 12/16/2050	4,059,377	544,159
Series 2012-114, Class IO,
0.901%, 01/16/2053	18,486,016	1,195,590
Series 2012-120, Class IO,
0.904%, 02/16/2053	15,193,451	889,087
Series 2012-125, Class IO,
0.502%, 02/16/2053	16,793,975	626,802
Series 2012-70, Class IO,
0.591%, 08/16/2052	9,697,198	317,040
Series 2013-63, Class IO,
0.772%, 09/16/2051	17,367,144	977,562
Series 2016-87, Class IO,
1.010%, 08/16/2058	8,277,828	680,932
		66,607,421
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $323,656,757)		$325,376,326

ASSET BACKED SECURITIES - 10.1%
ACA CLO, Ltd., Series 2007-1A, Class E
5.372%, 06/15/2022 (P)(S)	1,096,477	1,066,028
ACAS CLO, Ltd., Series 2007-1A,
Class D 4.884%, 04/20/2021 (P)(S)	1,500,000	1,488,414
ACE Securities Corp. Home Equity
Loan Trust, Series 2005-HE3, Class M2
1.121%, 05/25/2035 (P)	699,151	677,079
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1
0.974%, 10/25/2035 (P)	2,915,000	2,733,196
Aircraft Lease Securitisation, Ltd.,
Series 2007-1A, Class G3
0.696%, 05/10/2032 (P)(S)	97,094	96,488
Ally Auto Receivables Trust
Series 2014-2, Class A4,
1.840%, 01/15/2020	2,385,000	2,403,502
Series 2015-1, Class A4,
1.750%, 05/15/2020	1,780,000	1,791,994
Ally Master Owner Trust, Series 2015-3,
Class A 1.630%, 05/15/2020	2,515,000	2,523,500
Alterna Funding I LLC, Series 2014-1A
1.639%, 02/15/2021 (S)	405,425	396,303
American Express Credit Account
Master Trust, Series 2014-4, Class A
1.430%, 06/15/2020	2,950,000	2,962,340
Ameriquest Mortgage Securities, Inc.
Series 2005-R10, Class M1,
0.934%, 01/25/2036 (P)	1,100,000	1,046,955
Series 2005-R3, Class M2,
0.994%, 05/25/2035 (P)	1,070,000	1,025,298
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A6
6.510%, 08/25/2027	30	31
Apidos Cinco CDO, Ltd., Series 2007-CA,
Class D 4.876%, 05/14/2020 (P)(S)	1,000,000	999,970

The accompanying notes are an integral part of the financial statements.
61

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Applebee’s Funding LLC, Series 2014-1,
Class A2 4.277%, 09/05/2044 (S)	$4,020,000	$4,057,156
Arby’s Funding LLC, Series 2015-1A,
Class A2 4.969%, 10/30/2045 (S)	2,669,825	2,715,933
Argent Securities, Inc.
Series 2003-W10, Class M1,
1.568%, 01/25/2034 (P)	498,541	464,695
Series 2004-W6, Class M1,
1.349%, 05/25/2034 (P)	371,918	354,575
ARL First LLC, Series 2012-1A, Class A2
3.810%, 12/15/2042 (S)	1,100,000	1,046,037
BA Credit Card Trust, Series 2015-A2,
Class A 1.360%, 09/15/2020	3,073,000	3,080,472
Bank of the West Auto Trust
Series 2014-1, Class A4,
1.650%, 03/16/2020 (S)	2,035,000	2,044,299
Series 2015-1, Class A4,
1.660%, 09/15/2020 (S)	2,045,000	2,054,812
Battalion CLO, Ltd.
Series 2007-1A, Class D,
2.780%, 07/14/2022 (P)(S)	1,250,000	1,237,879
Series 2007-1A, Class E,
4.880%, 07/14/2022 (P)(S)	1,000,000	992,016
Bayview Financial Mortgage Pass-
Through Trust, Series 2006-A,
Class 1A3 5.865%, 02/28/2041 (P)	352,325	387,931
Blue Hill CLO, Ltd., Series 2013-1A,
Class E 5.228%, 01/15/2026 (P)(S)	1,000,000	713,556
BMW Vehicle Owner Trust,
Series 2016-A, Class A4
1.600%, 12/27/2022	1,295,000	1,291,049
Business Loan Express SBA Loan Trust,
Series 2005-1A, Class A
0.746%, 06/27/2033 (P)(S)	1,174,314	998,167
Cabela’s Credit Card Master Note Trust,
Series 2016-1, Class A1
1.780%, 06/15/2022	3,225,000	3,216,869
California Republic
Auto Receivables Trust
Series 2014-4, Class A4,
1.840%, 06/15/2020	1,770,000	1,776,543
Series 2015-2, Class A4,
1.750%, 01/15/2021	2,015,000	2,016,936
Series 2016-2, Class A4,
2.140%, 12/15/2021	970,000	968,660
Canaras Summit CLO, Ltd.
Series 2007-1A, Class D,
2.873%, 06/19/2021 (P)(S)	1,400,000	1,379,472
Series 2007-1A, Class E,
4.973%, 06/19/2021 (P)(S)	400,000	394,946
Capital One Multi-Asset Execution Trust
Series 2015-A5, Class A5,
1.600%, 05/17/2021	2,330,000	2,346,527
Series 2016-A3, Class A3,
1.340%, 04/15/2022	3,555,000	3,556,640
CarMax Auto Owner Trust
Series 2015-2, Class A4,
1.800%, 03/15/2021	975,000	984,814
Series 2016-1, Class A4,
1.880%, 06/15/2021	980,000	985,438
Series 2016-2, Class A4,
1.680%, 09/15/2021	1,340,000	1,337,221

Active Bond Fund (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Chase Issuance Trust
Series 2014-A7, Class A,
1.380%, 11/15/2019	$3,040,000	$3,048,351
Series 2015-A2, Class A2,
1.590%, 02/18/2020	3,110,000	3,129,429
Series 2016-A1, Class A,
0.918%, 05/17/2021 (P)	8,000,000	8,032,798
Series 2016-A2, Class A,
1.370%, 06/15/2021	2,860,000	2,861,096
Chrysler Capital Auto Receivables Trust,
Series 2014-BA, Class A4
1.760%, 12/16/2019 (S)	900,000	901,898
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8,
5.650%, 09/20/2019	1,115,000	1,167,864
Series 2014-A8, Class A8,
1.730%, 04/09/2020	2,860,000	2,889,323
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	3,847,806	3,851,257
CNH Equipment Trust
Series 2015-C, Class A3,
1.660%, 11/16/2020	2,905,000	2,913,956
Series 2016-B, Class A3,
1.630%, 08/16/2021	1,060,000	1,060,696
Conseco Financial Corp., Series 1996-10,
Class M1 7.240%, 11/15/2028 (P)	1,045,766	1,105,563
Countrywide Asset-Backed
Certificates Trust, Series 2004-10,
Class AF5B 5.088%, 02/25/2035 (P)	733,632	736,756
Credit-Based Asset Servicing
and Securitization LLC
Series 2005-CB4, Class M1,
0.908%, 07/25/2035 (P)	552,003	540,584
Series 2006-MH1, Class B1,
5.340%, 10/25/2036 (P)(S)	460,000	413,585
Cronos Containers Program, Ltd.,
Series 2013-1A, Class A
3.080%, 04/18/2028 (S)	1,466,667	1,397,766
CSMC Trust, Series 2006-CF2, Class M1
0.916%, 05/25/2036 (P)(S)	881,425	869,694
DB Master Finance LLC, Series 2015-1A,
Class A2II 3.980%, 02/20/2045 (S)	4,811,725	4,920,831
Discover Card Execution Note Trust,
Series 2016-A1, Class A1
1.640%, 07/15/2021	5,225,000	5,262,702
Driven Brands Funding LLC,
Series 2015-1A, Class A2
5.216%, 07/20/2045 (S)	1,528,450	1,495,732
EquiFirst Mortgage Loan Trust,
Series 2004-3, Class M3
1.499%, 12/25/2034 (P)	1,010,913	919,467
Ford Credit Auto Owner Trust
Series 2014-1, Class B,
2.410%, 11/15/2025 (S)	1,470,000	1,472,523
Series 2015-A, Class A4,
1.640%, 06/15/2020	1,175,000	1,179,850
Series 2015-B, Class A4,
1.580%, 08/15/2020	1,235,000	1,238,387
Series 2016-B, Class A4,
1.520%, 08/15/2021	735,000	736,108
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A,
1.490%, 09/15/2019	2,275,000	2,281,532

The accompanying notes are an integral part of the financial statements.
62

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ford Credit Floorplan Master
Owner Trust (continued)
Series 2014-4, Class A1,
1.400%, 08/15/2019	$2,905,000	$2,905,943
FRS I LLC, Series 2013-1A, Class B
3.960%, 04/15/2043 (S)	1,594,874	1,583,205
GM Financial Automobile Leasing Trust
Series 2015-1, Class A4,
1.730%, 06/20/2019	675,000	677,329
Series 2015-2, Class A4,
1.850%, 07/22/2019	2,213,000	2,224,233
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1
1.650%, 05/15/2020 (S)	1,390,000	1,387,872
Golden Knight CDO, Ltd.,
Series 2007-2A, Class D
2.028%, 04/15/2019 (P)(S)	2,000,000	1,980,986
Grayson CLO, Ltd., Series 2006-1A,
Class B 1.337%, 11/01/2021 (P)(S)	1,300,000	1,230,930
GSAA Home Equity Trust,
Series 2005-11, Class 3A1
0.716%, 10/25/2035 (P)	903,073	849,100
GSAA Trust, Series 2005-10, Class M3
0.996%, 06/25/2035 (P)	1,394,316	1,353,591
GSC Group CDO Fund VIII, Ltd.,
Series 2007-8A, Class C
2.108%, 04/17/2021 (P)(S)	865,842	864,925
GSRPM Mortgage Loan Trust,
Series 2006-1, Class A1
0.746%, 03/25/2035 (P)(S)	1,167,806	1,148,940
HarbourView CLO VI, Ltd.,
Series 2006-1, Class D
4.330%, 12/27/2019 (P)(S)	1,500,000	1,500,363
Hertz Vehicle Financing LLC,
Series 2016-3A, Class A
2.270%, 07/25/2020 (S)	1,535,000	1,533,266
Home Equity Asset Trust
Series 2005-1, Class M4,
1.466%, 05/25/2035 (P)	875,000	847,282
Series 2005-3, Class M4,
1.406%, 08/25/2035 (P)	800,000	747,448
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4,
1.310%, 10/15/2020	3,500,000	3,505,858
Series 2015-2, Class A4,
1.470%, 08/23/2021	1,790,000	1,797,277
Series 2016-2, Class A4,
1.620%, 08/15/2022	1,895,000	1,906,302
John Deere Owner Trust
Series 2014-B, Class A4,
1.500%, 06/15/2021	1,700,000	1,702,562
Series 2015-A, Class A4,
1.650%, 12/15/2021	935,000	939,139
KVK CLO, Ltd., Series 2012-1A, Class E
6.878%, 07/15/2023 (P)(S)	1,300,000	1,303,574
LCM XVI LP
Series 16A, Class C,
3.530%, 07/15/2026 (P)(S)	1,000,000	1,001,429
Series 21A, Class E,
8.346%, 04/20/2028 (P)(S)	500,000	501,194
Merrill Lynch Mortgage Investors Trust
Series 2004-OPT1, Class A1A,
0.966%, 06/25/2035 (P)	1,037,618	998,765

Active Bond Fund (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Merrill Lynch Mortgage
Investors Trust (continued)
Series 2005-WMC1, Class M1,
1.196%, 09/25/2035 (P)	$738,580	$655,370
Miramax LLC, Series 2014-1A, Class A2
3.340%, 07/20/2026 (S)	800,160	801,039
Mountain View CLO II, Ltd.,
Series 2006-2A, Class B
1.031%, 01/12/2021 (P)(S)	1,000,000	976,179
MVW Owner Trust
Series 2014-1A, Class A,
2.250%, 09/22/2031 (S)	371,689	371,226
Series 2015-1A, Class A,
2.520%, 12/20/2032 (S)	1,030,695	1,036,487
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV4
0.726%, 09/25/2036 (P)	1,879,180	1,766,342
Nautique Funding, Ltd., Series 2006-1A,
Class D 4.628%, 04/15/2020 (P)(S)	1,000,000	999,963
New Century Home Equity Loan Trust
Series 2005-1, Class M1,
1.121%, 03/25/2035 (P)	2,125,000	1,986,715
Series 2005-2, Class M2,
0.896%, 06/25/2035 (P)	2,920,000	2,793,370
Nissan Auto Receivables Owner Trust,
Series 2016-B, Class A4
1.540%, 10/17/2022	1,005,000	1,011,062
Nissan Master
Owner Trust Receivables Trust,
Series 2015-A, Class A2
1.440%, 01/15/2020	2,545,000	2,543,479
Octagon Investment Partners XI, Ltd.
Series 2007-1A, Class B,
1.412%, 08/25/2021 (P)(S)	1,000,000	967,653
Series 2007-1A, Class C,
2.662%, 08/25/2021 (P)(S)	750,000	727,691
RASC Series Trust, Series 2005-KS7,
Class M4 1.026%, 08/25/2035 (P)	2,000,000	1,913,730
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF4
4.934%, 08/25/2035 (P)	1,885,000	1,891,737
Saxon Asset Securities Trust,
Series 2006-2, Class A3C
0.596%, 09/25/2036 (P)	2,065,047	1,971,797
Shasta CLO, Ltd., Series 2007-1A,
Class B2L 4.184%, 04/20/2021 (P)(S)	1,500,000	1,490,996
Shinnecock CLO, Series 2006-1A,
Class D 2.428%, 07/15/2018 (P)(S)	1,400,000	1,384,506
Sierra Timeshare Receivables
Funding LLC, Series 2014-2A, Class A
2.050%, 06/20/2031 (S)	717,893	717,965
Sonic Capital LLC, Series 2016-1A,
Class A2 4.472%, 05/20/2046 (S)	847,875	866,521
Soundview Home Loan Trust,
Series 2005-CTX1, Class M2
0.886%, 11/25/2035 (P)	955,000	923,094
Specialty Underwriting &
Residential Finance Trust
Series 2005-AB1, Class M1,
1.091%, 03/25/2036 (P)	336,797	333,711
Series 2006-BC1, Class A2D,
0.746%, 12/25/2036 (P)	2,280,000	2,253,277

The accompanying notes are an integral part of the financial statements.
63

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Structured Asset Investment Loan Trust
Series 2005-1, Class M2,
1.166%, 02/25/2035 (P)(S)	$2,160,000	$2,073,687
Series 2005-2, Class M2,
1.181%, 03/25/2035 (P)	2,245,000	2,123,751
Structured Asset Securities Corp. Trust,
Series 2005-AR1, Class M1
0.876%, 09/25/2035 (P)	775,000	744,850
SunTrust Auto Receivables Trust,
Series 2015-1A, Class A4
1.780%, 01/15/2021 (S)	2,070,000	2,074,946
Synchrony Credit Card Master Note Trust,
Series 2016-1, Class A
2.040%, 03/15/2022	1,480,000	1,499,311
Taco Bell Funding LLC
Series 2016-1A, Class A2I,
3.832%, 05/25/2046 (S)	2,045,000	2,072,896
Series 2016-1A, Class A2II,
4.377%, 05/25/2046 (S)	2,000,000	2,054,268
TAL Advantage V LLC
Series 2013-1A, Class A,
2.830%, 02/22/2038 (S)	845,000	812,378
Series 2014-1A, Class A,
3.510%, 02/22/2039 (S)	1,796,250	1,740,871
Telos CLO, Ltd., Series 2007-2A, Class D
2.828%, 04/15/2022 (P)(S)	1,000,000	977,180
Toyota Auto Receivables Owner Trust
Series 2015-B, Class A4,
1.740%, 09/15/2020	1,715,000	1,730,423
Series 2016-B, Class A4,
1.520%, 08/16/2021	1,200,000	1,203,994
Toyota Auto Receivables Trust,
Series 2016-C, Class A4
1.320%, 11/15/2021	1,125,000	1,119,828
VB-S1 Issuer LLC, Series 2016-1A,
Class F 6.901%, 06/15/2046 (S)	750,000	756,667
VB-S1 Issuer LLC, Series 2016-1A,
Class D 4.459%, 06/15/2046 (S)	500,000	502,587
Verizon Owner Trust, Series 2016-1A,
Class A 1.420%, 01/20/2021 (S)	1,855,000	1,855,309
Volkswagen Credit Auto Master Trust,
Series 2014-1A, Class A2
1.400%, 07/22/2019 (S)	1,360,000	1,351,635
Voya CLO III, Ltd., Series 2006-3A,
Class D 4.120%, 12/13/2020 (P)(S)	850,000	837,916
Wendys Funding LLC
Series 2015-1A, Class A2I,
3.371%, 06/15/2045 (S)	5,235,438	5,240,202
Series 2015-1A, Class A2II,
4.080%, 06/15/2045 (S)	1,389,500	1,402,486
Westgate Resorts LLC
Series 2013-1A, Class B,
3.750%, 08/20/2025 (S)	161,668	161,870
Series 2014-1A, Class A,
2.150%, 12/20/2026 (S)	1,582,931	1,565,614
Series 2014-1A, Class B,
3.250%, 12/20/2026 (S)	1,014,229	1,002,190
Series 2014-AA, Class A,
6.250%, 10/20/2026 (S)	352,228	350,890
Series 2015-1A, Class A,
2.750%, 05/20/2027 (S)	818,445	813,032
Series 2015-2A, Class B,
4.000%, 07/20/2028 (S)	1,831,280	1,817,169

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Westgate Resorts LLC (continued)
Series 2016-1A, Class A,
3.500%, 12/20/2028 (S)	$855,805	$855,704
World Omni Auto Receivables Trust,
Series 2016-A, Class A3
1.770%, 09/15/2021	2,960,000	2,990,932
TOTAL ASSET BACKED SECURITIES (Cost $219,114,483)		$220,649,498

PREFERRED SECURITIES - 0.4%
Consumer staples - 0.0%
Ocean Spray Cranberries, Inc.,
Series A, 6.250% (S)	5,034	451,487
Financials - 0.3%
Discover Financial Services, 6.500%	31,500	827,820
FNB Corp. (7.250% to 02/15/2024, then
3 month LIBOR + 4.600%)	26,000	772,200
GMAC Capital Trust I, 6.602% (P)	76,423	1,930,445
Regions Financial Corp., 6.375%	24,051	636,149
The Goldman Sachs Group, Inc. (5.500%
to 05/10/2023, then
3 month LIBOR + 3.640%)	32,950	891,298
Wells Fargo & Company,
Series L, 7.500%	483	653,258
		5,711,170
Utilities - 0.1%
Dominion Resources, Inc., 6.750%	52,515	2,670,388
Exelon Corp., 6.500%	13,538	641,837
		3,312,225
TOTAL PREFERRED SECURITIES (Cost $9,304,803)		$9,474,882

ESCROW CERTIFICATES - 0.0%
Financials - 0.0%
Lehman Brothers
Holdings, Inc., 01/26/2017 (I)	1,120,000	80,080
TOTAL ESCROW CERTIFICATES (Cost $0)		$80,080

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	1,555,495	15,564,591
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,563,793)		$15,564,591

SHORT-TERM INVESTMENTS - 6.7%
U.S. Government Agency - 0.2%
Federal Home Loan Bank Discount Note
0.097%, 09/01/2016*	$3,950,000	3,950,000
Money market funds - 6.1%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	134,648,654	134,648,654
Repurchase agreement - 0.4%
Barclays Tri-Party Repurchase Agreement
dated 08/31/2016 at 0.310% to be
repurchased at $8,636,074 on
09/01/2016, collateralized by
$7,300,400 U.S. Treasury Inflation
Indexed Notes, 2.375% due 01/15/2017
(valued at $8,808,817,
including interest)	$8,636,000	8,636,000

The accompanying notes are an integral part of the financial statements.

64

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with State
Street Corp. dated 08/31/2016 at
0.030% to be repurchased at $512,000
on 09/01/2016, collateralized by
$510,000 U.S. Treasury Notes, 1.750%
due 05/15/2023 (valued at $523,388,
including interest)	$512,000	$512,000
		9,148,000
TOTAL SHORT-TERM INVESTMENTS (Cost $147,746,654)		$147,746,654
Total Investments (Active Bond Fund)
(Cost $2,205,970,737) - 104.0%		$2,275,357,607
Other assets and liabilities, net - (4.0%)		(86,875,733)
TOTAL NET ASSETS - 100.0%		$2,188,481,874

All Cap Core Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.7%
Consumer discretionary - 10.8%
Auto components - 1.0%
American Axle &
Manufacturing Holdings, Inc. (I)	15,200	$260,528
Cooper Tire & Rubber Company	98,900	3,361,611
Lear Corp.	20,500	2,383,945
		6,006,084
Automobiles - 1.0%
General Motors Company	198,400	6,332,927
Hotels, restaurants and leisure - 1.1%
Carnival Corp.	50,000	2,390,000
Cracker Barrel Old Country Store, Inc. (L)	3,900	593,229
Darden Restaurants, Inc.	4,000	246,560
Marriott International, Inc., Class A (L)	48,600	3,466,638
Starbucks Corp.	4,000	224,920
		6,921,347
Internet and direct marketing retail - 0.1%
Amazon.com, Inc. (I)	490	376,888
Leisure products - 1.2%
Smith & Wesson Holding Corp. (I)	266,000	7,487,900
Media - 1.9%
Cable One, Inc.	440	238,093
Comcast Corp., Class A	58,000	3,785,080
Omnicom Group, Inc.	38,400	3,307,392
The Walt Disney Company	45,900	4,335,714
		11,666,279
Specialty retail - 4.5%
Aaron’s, Inc.	116,000	2,825,760
American Eagle Outfitters, Inc.	326,100	6,045,894
Bed Bath & Beyond, Inc.	2,200	102,014
Lowe’s Companies, Inc.	29,000	2,220,240
O’Reilly Automotive, Inc. (I)	15,500	4,339,225
Rent-A-Center, Inc.	20,600	251,732
The Children’s Place, Inc.	89,200	7,260,880
The Gap, Inc.	63,400	1,576,758

All Cap Core Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
The Home Depot, Inc.	20,800	$2,789,696
		27,412,199
		66,203,624
Consumer staples - 9.9%
Beverages - 0.2%
Dr. Pepper Snapple Group, Inc.	12,800	1,199,360
Food and staples retailing - 2.9%
Sysco Corp.	158,400	8,214,624
Wal-Mart Stores, Inc.	136,100	9,722,984
		17,937,608
Food products - 4.2%
Campbell Soup Company	76,400	4,639,008
Dean Foods Company	396,000	6,815,160
Ingredion, Inc.	4,600	630,016
Pilgrim’s Pride Corp.	195,000	4,500,600
Sanderson Farms, Inc. (L)	10,900	1,048,907
Tyson Foods, Inc., Class A	109,200	8,252,244
		25,885,935
Household products - 0.9%
Colgate-Palmolive Company	7,300	542,682
The Clorox Company	13,500	1,769,040
The Procter & Gamble Company	36,500	3,186,815
		5,498,537
Tobacco - 1.7%
Altria Group, Inc.	125,100	8,267,859
Philip Morris International, Inc.	17,300	1,728,789
		9,996,648
		60,518,088
Energy - 6.4%
Energy equipment and services - 1.5%
Atwood Oceanics, Inc. (L)	201,186	1,589,369
Transocean, Ltd. (I)(L)	746,500	7,241,050
		8,830,419
Oil, gas and consumable fuels - 4.9%
DHT Holdings, Inc.	726,100	3,129,491
Exxon Mobil Corp.	23,500	2,047,790
Overseas Shipholding Group, Inc., Class A	69,100	749,044
Pioneer Natural Resources Company	46,100	8,254,205
Tesoro Corp.	103,000	7,768,260
Valero Energy Corp.	150,600	8,335,710
		30,284,500
		39,114,919
Financials - 15.2%
Banks - 5.2%
Banc of California, Inc.	81,100	1,810,152
Citigroup, Inc.	214,400	10,235,456
Citizens Financial Group, Inc.	124,800	3,091,296
Enterprise Financial Services Corp.	4,000	123,200
First NBC Bank Holding Company (I)	15,000	195,900
Heartland Financial USA, Inc.	14,400	523,008
Popular, Inc.	204,000	8,019,240
SunTrust Banks, Inc.	180,100	7,937,007
The Bancorp, Inc. (I)	21,000	129,990
		32,065,249
Capital markets - 1.3%
BlackRock, Inc.	14,900	5,554,869

The accompanying notes are an integral part of the financial statements.

65

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

All Cap Core Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
INTL. FCStone, Inc. (I)	43,900	$1,581,278
KCG Holdings, Inc., Class A (I)	26,700	385,815
OM Asset Management PLC	20,800	280,800
		7,802,762
Consumer finance - 1.4%
Cash America International, Inc.	43,400	1,889,202
Discover Financial Services	104,400	6,264,000
World Acceptance Corp. (I)(L)	10,000	481,100
		8,634,302
Diversified financial services - 0.8%
CME Group, Inc.	20,800	2,253,680
Intercontinental Exchange, Inc.	6,700	1,889,534
MarketAxess Holdings, Inc.	5,000	842,700
		4,985,914
Insurance - 3.8%
Alleghany Corp. (I)	5,570	2,986,634
Ambac Financial Group, Inc. (I)	83,800	1,520,132
Assurant, Inc.	37,900	3,393,945
Assured Guaranty, Ltd.	8,300	230,491
Cincinnati Financial Corp.	33,900	2,614,029
Markel Corp. (I)	8,144	7,582,960
Old Republic International Corp.	107,600	2,069,148
Reinsurance Group of America, Inc.	5,300	568,796
The Travelers Companies, Inc.	18,500	2,196,135
		23,162,270
Mortgage real estate investment trusts - 2.4%
Annaly Capital Management, Inc.	332,600	3,562,146
Apollo Commercial Real Estate Finance, Inc.	10,700	174,410
Chimera Investment Corp.	426,400	7,031,336
MFA Financial, Inc.	514,200	3,969,624
		14,737,516
Thrifts and mortgage finance - 0.3%
HomeStreet, Inc. (I)	29,300	763,558
MGIC Investment Corp. (I)	80,700	652,863
Waterstone Financial, Inc.	6,900	116,610
		1,533,031
		92,921,044
Health care - 15.9%
Biotechnology - 3.8%
Amgen, Inc.	63,700	10,832,822
Five Prime Therapeutics, Inc. (I)	6,700	294,666
Gilead Sciences, Inc.	121,900	9,554,522
PDL BioPharma, Inc.	434,900	1,265,559
United Therapeutics Corp. (I)	12,700	1,552,956
		23,500,525
Health care equipment and supplies - 1.3%
Baxter International, Inc.	168,900	7,892,697
Health care providers and services - 5.0%
Aetna, Inc.	72,300	8,467,776
Anthem, Inc.	25,100	3,139,508
Express Scripts Holding Company (I)	19,100	1,388,570
Healthways, Inc. (I)	58,600	1,465,586
UnitedHealth Group, Inc.	78,100	10,625,505
WellCare Health Plans, Inc. (I)	49,000	5,522,300
		30,609,245

All Cap Core Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services - 0.7%
Charles River
Laboratories International, Inc. (I)	4,600	$382,766
PRA Health Sciences, Inc. (I)	16,700	844,185
Waters Corp. (I)	19,100	3,004,621
		4,231,572
Pharmaceuticals - 5.1%
Johnson & Johnson	132,600	15,824,484
Merck & Company, Inc.	194,400	12,206,376
Pfizer, Inc.	99,700	3,469,560
		31,500,420
		97,734,459
Industrials - 12.1%
Aerospace and defense - 3.0%
BWX Technologies, Inc.	22,300	865,463
General Dynamics Corp.	1,000	152,220
Huntington Ingalls Industries, Inc.	14,900	2,461,033
Northrop Grumman Corp.	4,100	869,487
Raytheon Company	6,600	924,858
Spirit AeroSystems Holdings, Inc., Class A (I)	74,400	3,409,008
The Boeing Company	73,000	9,449,850
		18,131,919
Airlines - 2.9%
Alaska Air Group, Inc.	1,800	121,554
American Airlines Group, Inc.	82,000	2,976,600
Hawaiian Holdings, Inc. (I)	137,000	6,436,260
United Continental Holdings, Inc. (I)	169,500	8,544,495
		18,078,909
Building products - 0.9%
Insteel Industries, Inc.	33,600	1,118,880
Owens Corning	10,100	554,692
Universal Forest Products, Inc.	37,200	4,060,380
		5,733,952
Commercial services and supplies - 1.3%
Waste Management, Inc.	128,600	8,222,684
Construction and engineering - 1.0%
Argan, Inc.	53,400	2,553,054
Comfort Systems USA, Inc.	67,700	1,922,003
MasTec, Inc. (I)	38,600	1,136,770
Quanta Services, Inc. (I)	19,800	509,454
		6,121,281
Electrical equipment - 0.0%
EnerSys	1,100	77,418
Machinery - 2.5%
FreightCar America, Inc.	4,800	69,120
Global Brass & Copper Holdings, Inc.	43,800	1,229,466
Lydall, Inc. (I)	15,100	725,404
Parker-Hannifin Corp.	900	110,277
The Greenbrier Companies, Inc. (L)	219,000	7,421,910
Wabash National Corp. (I)	406,600	5,672,070
		15,228,247
Professional services - 0.3%
CBIZ, Inc. (I)	6,300	71,253
Insperity, Inc.	25,700	1,684,635
		1,755,888

The accompanying notes are an integral part of the financial statements.

66

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

All Cap Core Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors - 0.2%
HD Supply Holdings, Inc. (I)	30,900	$1,115,799
		74,466,097
Information technology - 21.1%
Communications equipment - 1.4%
Cisco Systems, Inc.	81,300	2,556,072
InterDigital, Inc.	19,100	1,363,931
NETGEAR, Inc. (I)	82,100	4,679,700
		8,599,703
Electronic equipment, instruments and components - 1.2%
Ingram Micro, Inc., Class A	22,600	790,096
Sanmina Corp. (I)	180,400	4,740,912
SYNNEX Corp.	9,900	1,051,083
Tech Data Corp. (I)	9,100	675,584
		7,257,675
Internet software and services - 1.0%
Alphabet, Inc., Class A (I)	2,903	2,292,935
Alphabet, Inc., Class C (I)	3,451	2,647,090
EarthLink Holdings Corp.	154,400	983,528
Monster Worldwide, Inc. (I)	44,600	163,236
NIC, Inc.	8,800	202,224
		6,289,013
IT services - 5.8%
Accenture PLC, Class A	44,800	5,152,000
Automatic Data Processing, Inc.	4,000	359,240
Convergys Corp.	23,700	706,971
CSG Systems International, Inc.	8,900	389,108
Fiserv, Inc. (I)	16,200	1,669,410
IBM Corp.	69,700	11,073,936
Leidos Holdings, Inc.	62,600	2,535,926
Mastercard, Inc.	61,700	5,962,071
NeuStar, Inc., Class A (I)(L)	256,300	6,512,583
Paychex, Inc.	4,100	248,747
The Hackett Group, Inc.	58,000	948,300
		35,558,292
Semiconductors and semiconductor equipment - 4.0%
Applied Materials, Inc.	283,500	8,459,640
Intel Corp.	242,100	8,688,969
Lam Research Corp.	4,600	429,272
Linear Technology Corp.	48,600	2,830,464
Photronics, Inc. (I)	84,900	811,644
Xilinx, Inc.	58,400	3,165,864
		24,385,853
Software - 4.3%
Adobe Systems, Inc. (I)	27,200	2,782,832
CA, Inc.	17,300	586,643
Microsoft Corp.	260,093	14,944,944
Symantec Corp.	335,700	8,100,441
		26,414,860
Technology hardware, storage and peripherals - 3.4%
Apple, Inc.	121,573	12,898,895
HP, Inc.	569,300	8,180,841
		21,079,736
		129,585,132
Materials - 2.5%
Chemicals - 2.2%
Air Products & Chemicals, Inc.	6,300	980,406
Innospec, Inc.	7,100	420,888

All Cap Core Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
LyondellBasell Industries NV, Class A	8,400	$662,676
The Dow Chemical Company	48,200	2,585,448
The Sherwin-Williams Company	3,400	964,614
Trinseo SA	132,300	7,654,878
		13,268,910
Containers and packaging - 0.0%
AEP Industries, Inc.	1,400	154,840
Metals and mining - 0.3%
Nucor Corp.	45,100	2,187,801
		15,611,551
Real estate - 1.1%
Equity real estate investment trusts - 0.2%
WP Carey, Inc.	18,300	1,219,695
Real estate management and development - 0.9%
Altisource Portfolio Solutions SA (I)(L)	173,300	5,646,114
		6,865,809
Telecommunication services - 1.4%
Diversified telecommunication services - 1.2%
CenturyLink, Inc.	26,900	747,820
Cincinnati Bell, Inc. (I)	61,600	257,488
FairPoint Communications, Inc. (I)	53,200	741,608
IDT Corp., Class B	22,300	332,047
Verizon Communications, Inc.	96,800	5,065,544
		7,144,507
Wireless telecommunication services - 0.2%
Telephone & Data Systems, Inc.	50,400	1,404,648
		8,549,155
Utilities - 2.3%
Electric utilities - 1.2%
Edison International	31,400	2,283,408
Exelon Corp.	141,300	4,804,200
MGE Energy, Inc.	2,500	137,350
		7,224,958
Gas utilities - 0.0%
Chesapeake Utilities Corp.	3,300	210,045
Multi-utilities - 1.1%
Consolidated Edison, Inc.	28,500	2,144,625
DTE Energy Company	4,000	371,600
MDU Resources Group, Inc.	114,800	2,705,836
NiSource, Inc.	19,600	469,224
Public Service Enterprise Group, Inc.	22,100	944,996
		6,636,281
		14,071,284
TOTAL COMMON STOCKS (Cost $550,408,401)		$605,641,162

SECURITIES LENDING COLLATERAL - 4.7%
John Hancock Collateral Trust,
0.6375% (W)(Y)	2,865,627	28,674,040
TOTAL SECURITIES LENDING
COLLATERAL (Cost $28,671,754)		$28,674,040

SHORT-TERM INVESTMENTS - 1.2%

The accompanying notes are an integral part of the financial statements.

67

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

All Cap Core Fund (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money market funds - 1.2%
State Street Institutional Liquid Reserves Fund,
Premier Class, 0.4275% (Y)	7,505,444	$7,505,444
TOTAL SHORT-TERM INVESTMENTS (Cost $7,505,444)		$7,505,444
Total Investments (All Cap Core Fund)
(Cost $586,585,599) - 104.6%		$641,820,646
Other assets and liabilities, net - (4.6%)		(28,376,529)
TOTAL NET ASSETS - 100.0%		$613,444,117

Alpha Opportunities Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 95.1%
Consumer discretionary - 12.2%
Auto components - 0.5%
Delphi Automotive PLC	106,285	$7,510,099
Automobiles - 0.6%
Fiat Chrysler Automobiles NV	30,695	212,297
Geely Automobile Holdings, Ltd.	673,782	538,984
Harley-Davidson, Inc.	93,890	4,948,003
Maruti Suzuki India, Ltd.	37,523	2,831,835
		8,531,119
Diversified consumer services - 0.3%
Kroton Educacional SA	51,450	219,872
LifeLock, Inc. (I)	60,398	1,005,023
New Oriental Education & Technology
Group, Inc., ADR	75,825	2,993,571
The Honest Company, Inc. (I)(R)	8,330	301,713
		4,520,179
Hotels, restaurants and leisure - 1.7%
Aramark	44,032	1,670,134
China Lodging Group, Ltd., ADR	15,390	686,856
Chipotle Mexican Grill, Inc. (I)	1,321	546,537
Dave & Buster’s Entertainment, Inc. (I)	10,993	510,625
Domino’s Pizza Group PLC	378,365	1,783,107
Las Vegas Sands Corp.	16,676	837,302
McDonald’s Corp.	64,663	7,478,923
Panera Bread Company, Class A (I)	49,980	10,853,157
The Star Entertainment Group, Ltd.	102,636	454,444
		24,821,085
Household durables - 1.2%
NVR, Inc. (I)	7,317	12,342,316
PulteGroup, Inc.	251,120	5,366,434
		17,708,750
Internet and direct marketing retail - 3.9%
Amazon.com, Inc. (I)	23,538	18,104,488
ASOS PLC (I)	8,573	509,900
Expedia, Inc.	74,415	8,120,165
Netflix, Inc. (I)	153,839	14,991,611
The Priceline Group, Inc. (I)	6,662	9,438,255
TripAdvisor, Inc. (I)	16,170	986,370
Wayfair, Inc., Class A (I)(L)	147,580	5,683,306
		57,834,095
Media - 0.3%
Comcast Corp., Class A	46,094	3,008,094

Alpha Opportunities Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
DISH Network Corp., Class A (I)	30,918	$1,553,011
		4,561,105
Multiline retail - 0.2%
Matahari Department Store Tbk PT	1,641,300	2,469,334
Nordstrom, Inc. (L)	26,640	1,344,254
		3,813,588
Specialty retail - 2.5%
Advance Auto Parts, Inc.	76,220	11,995,504
CarMax, Inc. (I)	35,989	2,121,552
Jand, Inc., Class A (I)(R)	8,158	94,714
Lowe’s Companies, Inc.	77,235	5,913,112
Restoration Hardware Holdings, Inc. (I)(L)	22,861	771,102
Signet Jewelers, Ltd.	13,649	1,118,945
The Home Depot, Inc.	60,212	8,075,633
The TJX Companies, Inc.	94,478	7,316,376
		37,406,938
Textiles, apparel and luxury goods - 1.0%
Kate Spade & Company (I)	45,571	850,355
NIKE, Inc., Class B	218,456	12,591,804
Pandora A/S	4,537	564,947
Ralph Lauren Corp.	5,272	546,285
		14,553,391
		181,260,349
Consumer staples - 6.4%
Beverages - 2.1%
Molson Coors Brewing Company, Class B	14,521	1,485,789
Monster Beverage Corp. (I)	67,704	10,418,969
PepsiCo, Inc.	97,878	10,448,477
The Coca-Cola Company	204,289	8,872,271
		31,225,506
Food and staples retailing - 1.6%
Ain Holdings, Inc.	4,256	241,698
Costco Wholesale Corp.	147,237	23,865,645
Sundrug Company, Ltd.	3,053	221,184
		24,328,527
Food products - 1.0%
ConAgra Foods, Inc.	18,380	856,692
Greencore Group PLC	965,092	4,452,443
MEIJI Holdings Company, Ltd.	5,365	483,380
Mondelez International, Inc., Class A	25,709	1,157,419
Nomad Foods, Ltd. (I)	246,588	2,882,614
Post Holdings, Inc. (I)	15,306	1,297,643
The Hershey Company	41,855	4,180,896
		15,311,087
Household products - 0.7%
Colgate-Palmolive Company	131,692	9,789,983
Reckitt Benckiser Group PLC	9,428	910,732
		10,700,715
Personal products - 0.3%
Beiersdorf AG	5,536	514,562
Dr. Ci:Labo Company, Ltd.	3,800	96,823
LG Household & Health Care, Ltd.	3,246	2,765,785
The Estee Lauder Companies, Inc., Class A	7,531	671,991
		4,049,161

The accompanying notes are an integral part of the financial statements.

68

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Tobacco - 0.7%
Philip Morris International, Inc.	100,300	$10,022,979
		95,637,975
Energy - 6.3%
Energy equipment and services - 0.6%
Baker Hughes, Inc.	119,665	5,879,141
Halliburton Company	84,048	3,614,904
		9,494,045
Oil, gas and consumable fuels - 5.7%
Anadarko Petroleum Corp.	92,424	4,941,911
Chevron Corp.	81,084	8,155,429
Cimarex Energy Company	3,191	421,786
Cobalt International Energy, Inc. (I)	316,634	379,961
EOG Resources, Inc.	40,510	3,584,730
Golar LNG, Ltd. (L)	177,893	3,705,511
Hess Corp.	38,864	2,110,315
Imperial Oil, Ltd. (L)	279,685	8,519,205
Karoon Gas Australia, Ltd. (I)	568,180	561,222
Marathon Oil Corp.	62,069	932,276
Newfield Exploration Company (I)	170,664	7,399,991
Occidental Petroleum Corp.	113,623	8,731,928
Petroleo Brasileiro SA, ADR (I)(L)	265,082	2,422,849
Pioneer Natural Resources Company	99,864	17,880,649
Suncor Energy, Inc.	367,596	9,965,528
World Fuel Services Corp.	100,014	4,458,624
		84,171,915
		93,665,960
Financials - 16.0%
Banks - 6.3%
Bank Central Asia Tbk PT	2,444,600	2,770,473
Bank of America Corp.	744,062	12,009,161
Citigroup, Inc.	271,660	12,969,048
Cullen/Frost Bankers, Inc. (L)	10,393	757,650
First Citizens BancShares, Inc., Class A	6,898	1,965,309
First Republic Bank	53,820	4,141,987
HDFC Bank, Ltd.	154,861	3,574,189
Itau Unibanco Holding SA, ADR	249,775	2,767,507
JPMorgan Chase & Co.	149,918	10,119,465
M&T Bank Corp.	95,954	11,354,237
The PNC Financial Services Group, Inc.	241,061	21,719,596
Wells Fargo & Company	185,510	9,423,908
		93,572,530
Capital markets - 1.3%
BlackRock, Inc.	42,289	15,765,761
Legg Mason, Inc.	48,844	1,689,514
Nihon M&A Center, Inc.	6,614	363,196
Partners Group Holding AG	850	389,967
SEI Investments Company	29,864	1,376,730
		19,585,168
Consumer finance - 0.9%
American Express Company	159,931	10,488,275
LendingClub Corp. (I)(L)	188,133	1,017,800
Santander Consumer USA Holdings, Inc. (I)	18,283	230,000
Synchrony Financial	46,771	1,301,637
		13,037,712
Diversified financial services - 1.4%
Berkshire Hathaway, Inc., Class B (I)	40,468	6,090,029
Cerved Information Solutions SpA	325,709	2,618,270
FactSet Research Systems, Inc.	33,870	6,029,876

Alpha Opportunities Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified financial services (continued)
Hong Kong Exchanges & Clearing, Ltd.	10,811	$263,763
MarketAxess Holdings, Inc.	5,738	967,083
Moody’s Corp.	17,275	1,877,620
MSCI, Inc.	16,814	1,515,278
S&P Global, Inc.	13,453	1,661,984
		21,023,903
Insurance - 6.0%
Alleghany Corp. (I)	5,688	3,049,906
American International Group, Inc.	176,004	10,530,319
Assured Guaranty, Ltd.	56,624	1,572,448
Chubb, Ltd.	170,942	21,697,668
Fairfax Financial Holdings, Ltd.	12,367	6,999,416
Markel Corp. (I)	13,908	12,949,878
Marsh & McLennan Companies, Inc.	134,449	9,092,786
MetLife, Inc.	323,492	14,039,553
Reinsurance Group of America, Inc.	52,343	5,617,451
White Mountains Insurance Group, Ltd.	5,061	4,170,365
		89,719,790
Thrifts and mortgage finance - 0.1%
MGIC Investment Corp. (I)	124,370	1,006,153
		237,945,256
Health care - 14.9%
Biotechnology - 1.4%
Actelion, Ltd. (I)	1,355	225,840
Alder Biopharmaceuticals, Inc. (I)(L)	36,204	1,193,646
Biogen, Inc. (I)	20,454	6,251,356
BioMarin Pharmaceutical, Inc. (I)	11,004	1,033,166
Coherus Biosciences, Inc. (I)(L)	55,798	1,661,106
Genmab A/S (I)	3,522	562,590
Incyte Corp. (I)	12,292	996,881
Novavax, Inc. (I)(L)	71,100	486,324
Portola Pharmaceuticals, Inc. (I)	66,553	1,355,019
Regeneron Pharmaceuticals, Inc. (I)	14,316	5,619,746
TESARO, Inc. (I)(L)	8,236	697,507
		20,083,181
Health care equipment and supplies - 3.1%
ABIOMED, Inc. (I)	27,198	3,207,732
Align Technology, Inc. (I)	94,521	8,781,001
Becton, Dickinson and Company	28,380	5,029,220
BioMerieux SA	5,953	906,850
Boston Scientific Corp. (I)	26,368	628,086
Corindus Vascular Robotics, Inc. (I)(L)	1,187,961	1,389,914
DexCom, Inc. (I)	102,315	9,319,873
Edwards Lifesciences Corp. (I)	16,585	1,909,929
Intuitive Surgical, Inc. (I)	2,037	1,398,238
Medtronic PLC	137,454	11,962,622
Senseonics Holdings, Inc. (I)(L)	325,607	1,302,428
		45,835,893
Health care providers and services - 1.9%
Acadia Healthcare Company, Inc. (I)	42,686	2,185,096
Cardinal Health, Inc.	104,526	8,327,586
Laboratory Corp. of America Holdings (I)	43,845	6,003,696
McKesson Corp.	34,198	6,313,635
UnitedHealth Group, Inc.	44,344	6,033,001
		28,863,014
Health care technology - 0.4%
athenahealth, Inc. (I)(L)	40,358	4,941,030
CareView Communications, Inc. (I)	2,320,370	382,861
		5,323,891

The accompanying notes are an integral part of the financial statements.

69

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services - 0.0%
Lonza Group AG (I)	2,795	$530,303
Pharmaceuticals - 8.1%
Allergan PLC (I)	104,538	24,518,343
AstraZeneca PLC, ADR (L)	75,828	2,487,917
Bristol-Myers Squibb Company	585,367	33,594,212
Eisai Company, Ltd.	82,804	4,831,014
H Lundbeck A/S (I)	12,108	483,963
Johnson & Johnson	141,583	16,896,515
Merck & Company, Inc.	306,094	19,219,642
Mylan NV (I)	133,208	5,642,691
Ono Pharmaceutical Company, Ltd.	166,199	4,331,983
TherapeuticsMD, Inc. (I)	1,323,768	9,107,524
		121,113,804
		221,750,086
Industrials - 14.7%
Aerospace and defense - 1.6%
BAE Systems PLC	70,313	496,867
HEICO Corp.	6,108	415,100
Honeywell International, Inc.	134,645	15,714,418
Lockheed Martin Corp.	24,733	6,009,377
TransDigm Group, Inc. (I)	6,359	1,813,523
		24,449,285
Air freight and logistics - 1.4%
FedEx Corp.	32,054	5,286,666
United Parcel Service, Inc., Class B	106,321	11,612,380
XPO Logistics, Inc. (I)(L)	109,593	3,923,429
		20,822,475
Airlines - 0.4%
Delta Air Lines, Inc.	41,240	1,515,570
Spirit Airlines, Inc. (I)	71,987	2,878,760
United Continental Holdings, Inc. (I)	23,688	1,194,112
		5,588,442
Building products - 0.8%
Builders FirstSource, Inc. (I)	80,075	1,100,231
Lennox International, Inc.	63,527	10,232,294
		11,332,525
Commercial services and supplies - 1.0%
Cintas Corp.	31,279	3,675,595
Clean Harbors, Inc. (I)	142,279	6,800,936
UniFirst Corp.	24,131	3,098,179
Waste Connections, Inc.	16,936	1,294,418
		14,869,128
Construction and engineering - 0.1%
EMCOR Group, Inc.	15,548	890,278
Electrical equipment - 1.0%
Acuity Brands, Inc.	3,307	909,822
Eaton Corp. PLC	99,113	6,594,979
EnerSys	6,061	426,573
Generac Holdings, Inc. (I)	179,094	6,680,206
Zumtobel Group AG (L)	16,996	278,240
		14,889,820
Industrial conglomerates - 0.7%
3M Company	47,372	8,490,957
Siemens AG	12,149	1,449,336
		9,940,293
Machinery - 2.2%
Allison Transmission Holdings, Inc.	186,472	5,172,733

Alpha Opportunities Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Cummins, Inc.	4,704	$590,869
GEA Group AG	15,282	818,765
IDEX Corp.	89,254	8,339,894
Nordson Corp.	8,010	790,827
Oshkosh Corp.	18,306	987,243
PACCAR, Inc.	95,697	5,726,508
Pentair PLC	13,911	891,000
The Middleby Corp. (I)	80,003	10,252,384
		33,570,223
Professional services - 0.7%
IHS Markit, Ltd. (I)	271,285	10,124,356
The Dun & Bradstreet Corp.	4,254	585,563
		10,709,919
Road and rail - 4.2%
AMERCO	10,157	3,491,062
Canadian National Railway Company	192,479	12,368,618
DSV A/S	89,794	4,454,124
Genesee & Wyoming, Inc., Class A (I)	136,019	9,247,932
Hertz Global Holdings, Inc. (I)	212,704	10,477,799
Kansas City Southern	7,231	699,382
Knight Transportation, Inc.	132,772	3,730,893
Norfolk Southern Corp.	7,714	724,345
Union Pacific Corp.	181,983	17,384,836
		62,578,991
Trading companies and distributors - 0.6%
Fastenal Company	77,260	3,330,679
MSC Industrial Direct Company, Inc., Class A	66,756	4,875,858
United Rentals, Inc. (I)	8,618	709,348
Watsco, Inc.	3,530	521,946
		9,437,831
		219,079,210
Information technology - 17.4%
Communications equipment - 1.1%
Cisco Systems, Inc.	285,800	8,985,552
Finisar Corp. (I)	17,012	360,314
Motorola Solutions, Inc.	69,459	5,347,648
ParkerVision, Inc. (I)(L)	145,350	688,959
Ubiquiti Networks, Inc. (I)(L)	9,522	489,431
		15,871,904
Electronic equipment, instruments and components - 0.4%
AAC Technologies Holdings, Inc.	50,162	571,309
Amphenol Corp., Class A	18,498	1,152,610
Cognex Corp.	15,895	790,935
Coherent, Inc. (I)	19,579	2,059,319
Dolby Laboratories, Inc., Class A	10,099	494,245
Keysight Technologies, Inc. (I)	15,000	456,450
Universal Display Corp. (I)	19,318	1,112,524
		6,637,392
Internet software and services - 4.8%
Alibaba Group Holding, Ltd., ADR (I)	125,540	12,201,233
Alphabet, Inc., Class A (I)	867	684,800
Alphabet, Inc., Class C (I)	19,890	15,256,625
Apigee Corp. (I)	29,549	452,395
CoStar Group, Inc. (I)	51,057	10,581,563
Envestnet, Inc. (I)	46,745	1,846,895
Facebook, Inc., Class A (I)	101,607	12,814,675
GoDaddy, Inc., Class A (I)	16,456	532,845
Gogo, Inc. (I)(L)	133,032	1,626,981
Just Eat PLC (I)	318,940	2,266,618

The accompanying notes are an integral part of the financial statements.

70

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Match Group, Inc. (I)(L)	43,516	$704,524
NetEase, Inc., ADR	3,529	748,042
Quotient Technology, Inc. (I)(L)	195,279	2,530,816
Tencent Holdings, Ltd.	243,296	6,304,987
United Internet AG	55,503	2,279,991
Zillow Group, Inc., Class C (I)(L)	6,771	229,198
		71,062,188
IT services - 1.8%
Accenture PLC, Class A	67,644	7,779,060
Alliance Data Systems Corp. (I)	10,713	2,191,666
Automatic Data Processing, Inc.	71,971	6,463,716
Blackhawk Network Holdings, Inc. (I)	34,311	1,175,152
Global Payments, Inc.	17,494	1,328,669
Paychex, Inc.	17,343	1,052,200
Visa, Inc., Class A	89,573	7,246,456
WNS Holdings, Ltd., ADR (I)	19,100	560,203
		27,797,122
Semiconductors and semiconductor equipment - 4.3%
Broadcom, Ltd.	6,466	1,140,732
Cabot Microelectronics Corp.	1,621	80,596
Cypress Semiconductor Corp. (L)	35,886	428,120
First Solar, Inc. (I)(L)	59,672	2,256,795
Intel Corp.	228,494	8,200,650
Lam Research Corp.	59,889	5,588,841
Maxim Integrated Products, Inc.	30,071	1,224,491
Mellanox Technologies, Ltd. (I)	40,927	1,794,240
Microchip Technology, Inc. (L)	9,496	587,897
Micron Technology, Inc. (I)	743,276	12,256,621
MKS Instruments, Inc.	5,032	245,260
Monolithic Power Systems, Inc.	11,194	858,804
NXP Semiconductors NV (I)	95,269	8,385,577
Qorvo, Inc. (I)	123,294	7,080,774
Skyworks Solutions, Inc.	139,486	10,441,922
Sumco Corp.	206,150	1,806,111
SunPower Corp. (I)(L)	159,633	1,589,945
		63,967,376
Software - 4.5%
Activision Blizzard, Inc.	9,203	380,728
Adobe Systems, Inc. (I)	21,603	2,210,203
Autodesk, Inc. (I)	11,451	771,797
Cadence Design Systems, Inc. (I)	52,103	1,325,500
Electronic Arts, Inc. (I)	7,080	575,108
Ellie Mae, Inc. (I)	10,732	1,050,341
Fair Isaac Corp.	3,277	419,259
Guidewire Software, Inc. (I)	7,975	490,702
HubSpot, Inc. (I)	14,527	809,735
Microsoft Corp.	411,162	23,625,369
Mobileye NV (I)(L)	159,867	7,815,898
Nintendo Company, Ltd.	3,536	780,602
salesforce.com, Inc. (I)	11,205	889,901
ServiceNow, Inc. (I)	49,014	3,561,847
SS&C Technologies Holdings, Inc.	270,355	8,908,197
Take-Two Interactive Software, Inc. (I)	16,593	721,298
The Sage Group PLC	42,679	406,635
Workday, Inc., Class A (I)	136,204	11,548,737
Zendesk, Inc. (I)	31,444	960,300
		67,252,157
Technology hardware, storage and peripherals - 0.5%
Apple, Inc.	36,500	3,872,650
Pure Storage, Inc., Class A (I)(L)	50,879	595,793
Samsung Electronics Company, Ltd.	2,140	3,104,002

Alpha Opportunities Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Stratasys, Ltd. (I)	169	$3,606
		7,576,051
		260,164,190
Materials - 3.7%
Chemicals - 1.9%
CF Industries Holdings, Inc.	344,826	8,965,476
Platform Specialty Products Corp. (I)(L)	561,817	5,084,444
Praxair, Inc.	51,807	6,322,526
Syngenta AG (I)	10,022	4,365,399
The Chemours Company	5,500	72,545
The Sherwin-Williams Company	14,560	4,130,818
		28,941,208
Construction materials - 0.3%
Buzzi Unicem SpA	157,181	3,344,554
Eagle Materials, Inc.	4,417	354,994
Martin Marietta Materials, Inc.	2,713	496,560
		4,196,108
Containers and packaging - 0.5%
Ball Corp.	53,055	4,201,425
RPC Group PLC	45,770	522,239
Silgan Holdings, Inc.	60,329	2,903,031
		7,626,695
Metals and mining - 0.2%
Agnico Eagle Mines, Ltd.	8,881	449,823
Anglo American PLC (I)	34,294	351,522
Franco-Nevada Corp.	6,532	456,064
Franco-Nevada Corp.	13,740	960,040
Glencore PLC (I)	154,385	353,272
		2,570,721
Paper and forest products - 0.8%
Louisiana-Pacific Corp. (I)	211,644	4,122,825
Norbord, Inc.	347,440	8,345,554
		12,468,379
		55,803,111
Real estate - 1.3%
Equity real estate investment trusts - 0.9%
American Tower Corp.	84,444	9,574,261
Equinix, Inc.	10,812	3,985,844
		13,560,105
Real estate management and development - 0.4%
BR Malls Participacoes SA (I)	579,540	2,214,643
Kennedy Wilson Europe Real Estate PLC	277,992	3,516,621
Relo Group, Inc.	3,630	514,832
WeWork Companies, Inc., Class A (I)(R)	5,941	298,192
		6,544,288
		20,104,393
Telecommunication services - 0.5%
Diversified telecommunication services - 0.4%
Verizon Communications, Inc.	116,874	6,116,016
Wireless telecommunication services - 0.1%
NTT DOCOMO, Inc.	28,215	711,562
		6,827,578
Utilities - 1.7%
Electric utilities - 0.7%
Avangrid, Inc.	32,798	1,364,397

The accompanying notes are an integral part of the financial statements.

71

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
NextEra Energy, Inc.	73,654	$8,907,715
		10,272,112
Gas utilities - 0.3%
UGI Corp.	82,431	3,748,962
Independent power and renewable electricity producers - 0.1%
Calpine Corp. (I)	116,208	1,450,276
Pattern Energy Group, Inc.	20,430	486,234
		1,936,510
Multi-utilities - 0.6%
Dominion Resources, Inc.	120,844	8,961,791
		24,919,375
TOTAL COMMON STOCKS (Cost $1,240,612,085)		$1,417,157,483

PREFERRED SECURITIES - 2.1%
Consumer discretionary - 0.1%
Diversified consumer services - 0.1%
The Honest Company, Inc. (I)(R)	19,437	704,008
Specialty retail - 0.0%
Jand, Inc., Series D (I)(R)	18,218	211,511
		915,519
Financials - 0.1%
Capital markets - 0.1%
Forward Venture (I)(R)	32,560	1,426,779
Industrials - 0.1%
Electrical equipment - 0.1%
Lithium Technology Corp. (I)(R)	289,885	1,385,650
Information technology - 1.6%
Electronic equipment, instruments and components - 0.1%
Veracode, Inc. (I)(R)	40,760	1,028,375
Internet software and services - 1.0%
DocuSign, Inc., Series B (I)(R)	1,637	30,743
DocuSign, Inc., Series B1 (I)(R)	491	9,221
DocuSign, Inc., Series D (I)(R)	1,177	22,104
DocuSign, Inc., Series E (I)(R)	25,477	478,458
Dropbox, Inc., Series C (I)(R)	20,535	264,696
Lookout, Inc., Series F (I)(R)	51,118	387,986
Uber Technologies, Inc. (I)(R)	277,136	13,516,532
		14,709,740
Software - 0.5%
Birst, Inc., Series F (I)(R)	108,745	577,436
Cloudera, Inc., Series F (I)(R)	28,981	641,060
DraftKings, Inc., Series C (I)(R)	178,010	366,701
Essence Group Holdings Corp. (I)(R)	381,964	931,992
MarkLogic Corp., Series F (I)(R)	74,146	679,919
Nutanix, Inc. (I)(R)	70,054	1,052,912
Pinterest, Inc., Series G (I)(R)	390,110	2,547,418
Zuora, Inc., Series F (I)(R)	237,163	1,081,463
		7,878,901
		23,617,016
Real estate - 0.2%
Real estate management and development - 0.2%
Redfin Corp. (I)(R)	178,309	650,828
WeWork Companies, Inc., Series D1 (I)(R)	29,527	1,482,027

Alpha Opportunities Fund (continued)

	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES (continued)
Real estate management and development (continued)
WeWork Companies, Inc., Series D2 (I)(R)	23,200	$1,164,460
		3,297,315
		3,297,315
TOTAL PREFERRED SECURITIES (Cost $18,516,791)		$30,642,279

CORPORATE BONDS - 0.0%
Information technology - 0.0%
DraftKings, Inc.
5.000%, 12/23/2016 (R)	$117,343	117,343
TOTAL CORPORATE BONDS (Cost $117,343)		$117,343

SECURITIES LENDING COLLATERAL - 3.3%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	4,973,740	49,768,242
TOTAL SECURITIES LENDING
COLLATERAL (Cost $49,762,629)		$49,768,242

SHORT-TERM INVESTMENTS - 2.8%
Repurchase agreement - 2.8%
Deutsche Bank Tri-Party Repurchase
Agreement dated 08/31/2016 at 0.360% to
be repurchased at $42,300,423 on
09/01/2016, collateralized by $43,335,600
U.S. Treasury Notes, 1.375% due
08/31/2023 (valued at $43,146,007,
including interest)	$42,300,000	42,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $42,300,000)		$42,300,000
Total Investments (Alpha Opportunities Fund)
(Cost $1,351,308,848) - 103.3%		$1,539,985,347
Other assets and liabilities, net - (3.3%)		(49,220,316)
TOTAL NET ASSETS - 100.0%		$1,490,765,031

Asia Pacific Total Return Bond Fund

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 35.6%
Australia - 1.0%
Queensland Treasury Corp.
7.125%, 09/18/2017	NZD	5,565,000	$4,234,570
Canada - 0.7%
Province of British Columbia
2.850%, 11/13/2016	CNY	18,000,000	2,690,316
China - 3.7%
Republic of China
1.940%, 08/18/2018		23,500,000	3,444,642
2.480%, 12/01/2020		31,000,000	4,547,022
2.560%, 06/29/2017		14,000,000	2,089,472
The Export-Import Bank of China
3.250%, 01/21/2017		13,000,000	1,935,902
3.650%, 05/14/2019		20,000,000	3,004,396
			15,021,434

The accompanying notes are an integral part of the financial statements.

72

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Asia Pacific Total Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
India - 3.6%
Government of India
7.350%, 06/22/2024	INR	240,000,000	$3,632,794
7.720%, 05/25/2025		240,000,000	3,718,301
8.120%, 12/10/2020		210,000,000	3,262,538
8.270%, 06/09/2020		260,000,000	4,048,426
			14,662,059
Indonesia - 4.5%
Republic of Indonesia
7.000%, 05/15/2027	IDR	24,000,000,000	1,788,153
8.375%, 09/15/2026		207,000,000,000	16,764,440
			18,552,593
Malaysia - 5.8%
Government of Malaysia
3.418%, 08/15/2022	MYR	7,500,000	1,850,243
3.955%, 09/15/2025		18,000,000	4,538,721
4.181%, 07/15/2024		18,000,000	4,621,706
4.232%, 06/30/2031		32,590,000	8,312,367
4.254%, 05/31/2035		10,000,000	2,504,478
4.392%, 04/15/2026		8,000,000	2,082,152
			23,909,667
New Zealand - 2.0%
Dominion of New Zealand
4.500%, 04/15/2027	NZD	3,690,000	3,251,571
5.000%, 03/15/2019		1,900,000	1,486,722
5.500%, 04/15/2023		4,100,000	3,629,689
			8,367,982
Philippines - 1.5%
Republic of the Philippines
3.625%, 09/09/2025	PHP	142,233,286	3,096,720
3.900%, 11/26/2022		131,000,000	2,902,347
			5,999,067
Singapore - 2.1%
Republic of Singapore
3.125%, 09/01/2022	SGD	11,000,000	8,837,664
South Korea - 9.2%
Export-Import Bank of Korea
7.000%, 06/27/2017	INR	100,000,000	1,488,571
8.000%, 05/15/2018	IDR	50,000,000,000	3,759,974
Republic of Korea
2.250%, 06/10/2025	KRW	4,800,000,000	4,580,801
2.750%, 03/10/2018		19,400,000,000	17,672,397
3.500%, 09/10/2016		4,000,000,000	3,589,582
5.000%, 06/10/2020		1,000,000,000	1,016,891
5.750%, 09/10/2018		6,000,000,000	5,855,473
			37,963,689
Sri Lanka - 0.1%
Republic of Sri Lanka
5.750%, 01/18/2022 (S)		$550,000	567,867
Thailand - 0.9%
Kingdom of Thailand
1.200%, 07/14/2021	THB	128,340,000	3,703,139
Vietnam - 0.5%
Socialist Republic of Vietnam
6.750%, 01/29/2020		$2,000,000	2,250,062
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $148,883,304)			$146,760,109

Asia Pacific Total Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 1.6%
U.S. Government - 1.6%
U.S. Treasury Note
1.500%, 08/15/2026		$6,500,000	$6,452,264
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $6,470,673)			$6,452,264

CORPORATE BONDS - 58.7%
Australia - 2.0%
Australia & New Zealand Banking
Group, Ltd.
4.400%, 05/19/2026 (S)		4,200,000	4,451,647
Crown Group Finance, Ltd.
5.750%, 07/18/2017	AUD	2,500,000	1,925,284
SGSP Australia Assets Pty, Ltd.
6.250%, 02/21/2017		2,000,000	1,527,979
Telstra Corp., Ltd.
4.000%, 11/15/2017		520,000	398,448
			8,303,358
Canada - 1.1%
Nexen Energy ULC
5.875%, 03/10/2035		$3,700,000	4,620,708
China - 9.1%
Agile Group Holdings, Ltd.
9.875%, 03/20/2017		2,800,000	2,886,996
Alibaba Group Holding, Ltd.
3.125%, 11/28/2021		1,800,000	1,867,349
China Cinda Finance 2015 I, Ltd.
4.250%, 04/23/2025		2,500,000	2,628,445
China Construction Bank Corp. (3.875%
to 05/13/2020, then 5 Year
CMT + 2.425%)
05/13/2025		4,000,000	4,149,588
China Merchants Finance Company, Ltd.
5.000%, 05/04/2022		2,000,000	2,216,114
COSCO Finance 2011, Ltd.
4.000%, 12/03/2022		600,000	643,775
Future Land Development Holdings, Ltd.
6.250%, 11/12/2017		2,000,000	2,040,190
Industrial & Commercial Bank of
China, Ltd.
4.875%, 09/21/2025		2,500,000	2,742,738
Longfor Properties Company, Ltd.
6.875%, 10/18/2019		2,500,000	2,587,500
Parkson Retail Group, Ltd.
4.500%, 05/03/2018		2,000,000	1,874,946
Poly Real Estate Finance, Ltd.
4.500%, 08/06/2018		2,000,000	2,070,320
Tencent Holdings, Ltd.
3.800%, 02/11/2025		3,000,000	3,198,291
Tingyi Cayman Islands Holding Corp.
3.875%, 06/20/2017		2,732,000	2,763,418
West China Cement, Ltd.
6.500%, 09/11/2019		1,500,000	1,556,655
Yongda Investment, Ltd.
3.750%, 07/21/2020		4,000,000	4,176,488
			37,402,813
Germany - 0.8%
KFW
6.000%, 03/28/2017	AUD	4,000,000	3,076,298

The accompanying notes are an integral part of the financial statements.

73

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Asia Pacific Total Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Hong Kong - 16.6%
AIA Group, Ltd.
3.125%, 03/13/2023		$3,800,000	$3,944,829
Bestgain Real Estate, Ltd.
2.625%, 03/13/2018		3,000,000	3,001,488
Biostime International Holdings, Ltd.
7.250%, 06/21/2021 (S)		3,200,000	3,363,107
Chalco Hong Kong Investment
Company, Ltd. (6.250% to 04/17/2017,
then 3 Year CMT + 10.423%)
04/17/2017 (Q)		4,250,000	4,324,766
China Oil & Gas Group, Ltd.
5.250%, 04/25/2018		2,100,000	2,131,500
China Overseas Finance Cayman V, Ltd.
3.950%, 11/15/2022		4,000,000	4,300,004
China Resources Land, Ltd.
6.000%, 02/27/2024		2,500,000	2,960,303
Double Rosy, Ltd.
3.625%, 11/18/2019		4,500,000	4,667,342
FPT Finance, Ltd.
6.375%, 09/28/2020		4,000,000	4,415,576
Franshion Investment, Ltd.
4.700%, 10/26/2017		2,000,000	2,052,608
Hengdeli Holdings, Ltd.
6.250%, 01/29/2018		1,000,000	1,012,500
HKT Capital No. 2, Ltd.
3.625%, 04/02/2025		3,000,000	3,162,339
HLP Finance, Ltd.
4.750%, 06/25/2022		4,000,000	4,341,796
Kunlun Energy Company, Ltd.
3.750%, 05/13/2025		3,000,000	3,172,860
Lenovo Group, Ltd.
4.700%, 05/08/2019		2,000,000	2,117,734
MCE Finance, Ltd.
5.000%, 02/15/2021		3,250,000	3,277,846
Proven Honour Capital, Ltd.
4.125%, 05/19/2025		3,600,000	3,853,267
Road King Infrastructure Finance
2012, Ltd.
9.875%, 09/18/2017		1,000,000	1,025,440
Sun Hung Kai Properties Capital
Market, Ltd.
4.500%, 02/14/2022		4,000,000	4,465,732
The Bank of East Asia, Ltd. (4.250% to
09/13/2017, then 5 Year Singapore
Swap Offered Rate + 3.085%)
09/13/2022	SGD	2,750,000	2,050,879
The Hong Kong Mortgage Corp., Ltd.
2.875%, 02/22/2017 (P)	AUD	2,000,000	1,507,147
Wharf Finance No 1, Ltd.
4.000%, 03/27/2018	CNY	1,560,000	234,833
Yancoal International Resources
Development Company, Ltd.
4.461%, 05/16/2017		$3,034,000	3,043,102
			68,426,998
India - 2.5%
Bharti Airtel International Netherlands BV
5.125%, 03/11/2023 (S)		3,600,000	3,956,890
Greenko Investment Company
4.875%, 08/16/2023 (S)		1,100,000	1,087,754
Reliance Industries, Ltd.
4.875%, 02/10/2045 (S)		3,000,000	3,249,240
Vedanta Resources PLC
6.000%, 01/31/2019		1,000,000	935,000

Asia Pacific Total Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
India (continued)
Vedanta Resources PLC (continued)
7.125%, 05/31/2023		$1,000,000	$895,000
			10,123,884
Indonesia - 6.0%
Indo Energy Finance BV
7.000%, 05/07/2018		900,000	769,500
Indo Energy Finance II BV
6.375%, 01/24/2023		2,000,000	1,370,000
Listrindo Capital BV
6.950%, 02/21/2019		2,900,000	3,001,819
MPM Global Pte, Ltd.
6.750%, 09/19/2019		2,600,000	2,736,783
Pelabuhan Indonesia II PT
4.250%, 05/05/2025 (S)		1,500,000	1,533,750
Pelabuhan Indonesia III Persero PT
4.875%, 10/01/2024 (S)		900,000	975,600
Pertamina Persero PT
4.875%, 05/03/2022		4,000,000	4,305,944
Perusahaan Gas Negara Persero Tbk PT
5.125%, 05/16/2024		3,200,000	3,464,429
Perusahaan Listrik Negara PT
5.500%, 11/22/2021		4,000,000	4,474,120
Star Energy Geothermal Wayang
Windu, Ltd.
6.125%, 03/27/2020		2,000,000	2,090,000
			24,721,945
Japan - 0.8%
Sumitomo Mitsui Financial Group, Inc.
2.632%, 07/14/2026		3,500,000	3,465,749
Luxembourg - 0.1%
European Investment Bank
6.125%, 01/23/2017	AUD	500,000	381,900
Malaysia - 3.3%
IOI Investment L BHD
4.375%, 06/27/2022		$4,915,000	5,238,304
Malayan Banking BHD (3.250% to
09/20/2017, then 5 Year
CMT + 2.600%)
09/20/2022		4,000,000	4,047,568
SSG Resources, Ltd.
4.250%, 10/04/2022		4,000,000	4,232,432
			13,518,304
Philippines - 1.9%
Asian Development Bank
2.850%, 10/21/2020	CNY	20,000,000	2,942,841
Petron Corp.
7.000%, 11/10/2017	PHP	40,000,000	874,034
Power Sector Assets & Liabilities
Management Corp.
7.250%, 05/27/2019		$3,500,000	4,007,500
			7,824,375
Singapore - 6.2%
Alam Synergy Pte, Ltd.
6.950%, 03/27/2020 (S)		800,000	808,960
9.000%, 01/29/2019 (S)		2,000,000	2,110,000
9.000%, 01/29/2019		1,000,000	1,055,000

The accompanying notes are an integral part of the financial statements.

74

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Asia Pacific Total Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Singapore (continued)
Mapletree Treasury Services, Ltd.
(5.125% to 07/25/2022, then 10 Year
Singapore Swap Offered
Rate + 4.467%)
07/25/2022 (Q)	SGD	3,250,000	$2,433,260
Oversea-Chinese Banking Corp., Ltd.
(3.150% to 03/11/2018, then 5 Year
U.S. Swap Rate + 2.279%)
03/11/2023		$2,000,000	2,032,368
Singapore Post, Ltd. (4.250% to
03/02/2022, then 10 Year Singapore
Swap Offered Rate + 3.692%)
03/02/2022 (Q)	SGD	5,000,000	3,778,318
TBG Global Pte, Ltd.
5.250%, 02/10/2022		$2,500,000	2,604,533
Theta Capital Pte, Ltd.
6.125%, 11/14/2020		2,000,000	2,048,408
United Overseas Bank, Ltd. (2.875% to
10/17/2017, then 5 Year
CMT + 2.300%)
10/17/2022		5,000,000	5,053,450
United Overseas Bank, Ltd. (3.150% to
07/11/2017, then 5 Year Singapore
Swap Offered Rate + 2.115%)
07/11/2022	SGD	5,000,000	3,695,904
			25,620,201
South Korea - 0.2%
Shinhan Bank
3.875%, 03/24/2026 (S)		$550,000	584,995
Thailand - 2.6%
PTT Global Chemical PCL
4.250%, 09/19/2022		2,000,000	2,207,592
PTTEP Canada International Finance, Ltd.
6.350%, 06/12/2042		900,000	1,241,725
Thai Oil PCL
3.625%, 01/23/2023 (S)		4,075,000	4,279,736
4.875%, 01/23/2043		2,700,000	3,131,214
			10,860,267
United Kingdom - 0.3%
European Bank for Reconstruction &
Development
5.625%, 03/15/2017	INR	85,000,000	1,259,650
United States - 5.2%
International Bank for Reconstruction &
Development
6.000%, 12/20/2016		495,000,000	7,366,978
International Finance Corp.
3.100%, 09/24/2019	CNY	20,000,000	2,977,203
6.450%, 10/30/2018	INR	250,000,000	3,737,162
Morgan Stanley
4.750%, 11/16/2018	AUD	2,000,000	1,559,162
7.375%, 02/22/2018		2,250,000	1,799,241

Asia Pacific Total Return Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Reliance Holding USA, Inc.
5.400%, 02/14/2022	$3,500,000	$3,957,832
		21,397,578
TOTAL CORPORATE BONDS (Cost $241,752,473)		$241,589,023
Total Investments (Asia Pacific Total Return Bond Fund)
(Cost $397,106,450) - 95.9%		$394,801,396
Other assets and liabilities, net - 4.1%		17,060,468
TOTAL NET ASSETS - 100.0%		$411,861,864

Capital Appreciation Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.7%
Consumer discretionary - 30.3%
Automobiles - 1.0%
Tesla Motors, Inc. (I)(L)	95,763	$20,302,713
Hotels, restaurants and leisure - 4.6%
Marriott International, Inc., Class A (L)	499,317	35,616,282
McDonald’s Corp.	173,124	20,023,522
Starbucks Corp.	618,032	34,751,939
		90,391,743
Internet and direct marketing retail - 9.8%
Amazon.com, Inc. (I)	158,959	122,264,904
Netflix, Inc. (I)	339,204	33,055,430
The Priceline Group, Inc. (I)	26,027	36,873,232
		192,193,566
Media - 2.2%
The Walt Disney Company	205,397	19,401,801
Time Warner, Inc.	303,395	23,789,202
		43,191,003
Specialty retail - 8.2%
Industria de Diseno Textil SA	1,351,766	47,913,580
O’Reilly Automotive, Inc. (I)	143,935	40,294,603
The Home Depot, Inc.	248,460	33,323,455
The TJX Companies, Inc.	377,560	29,238,246
Ulta Salon Cosmetics & Fragrance, Inc. (I)	38,083	9,414,498
		160,184,382
Textiles, apparel and luxury goods - 4.5%
adidas AG	203,564	33,833,989
lululemon athletica, Inc. (I)	199,288	15,247,525
NIKE, Inc., Class B	688,917	39,709,176
		88,790,690
		595,054,097
Consumer staples - 3.7%
Beverages - 2.2%
Constellation Brands, Inc., Class A	91,265	14,972,023
Monster Beverage Corp. (I)	179,603	27,639,106
		42,611,129
Food and staples retailing - 1.5%
Costco Wholesale Corp.	188,708	30,587,680
		73,198,809

The accompanying notes are an integral part of the financial statements.

75

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Capital Appreciation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy - 2.7%
Energy equipment and services - 1.4%
Halliburton Company	386,434	$16,620,526
Schlumberger, Ltd.	122,229	9,656,091
		26,276,617
Oil, gas and consumable fuels - 1.3%
Concho Resources, Inc. (I)	201,521	26,036,513
		52,313,130
Financials - 2.2%
Capital markets - 1.1%
The Goldman Sachs Group, Inc.	125,417	21,253,165
Diversified financial services - 1.1%
S&P Global, Inc.	179,929	22,228,429
		43,481,594
Health care - 14.4%
Biotechnology - 9.4%
Alexion Pharmaceuticals, Inc. (I)	197,841	24,900,268
Biogen, Inc. (I)	63,055	19,271,500
BioMarin Pharmaceutical, Inc. (I)	144,362	13,554,148
Celgene Corp. (I)	461,332	49,242,578
Regeneron Pharmaceuticals, Inc. (I)	68,604	26,930,500
Shire PLC, ADR	202,679	37,937,455
Vertex Pharmaceuticals, Inc. (I)	139,845	13,216,751
		185,053,200
Life sciences tools and services - 0.9%
Illumina, Inc. (I)	104,374	17,570,319
Pharmaceuticals - 4.1%
Allergan PLC (I)	166,894	39,143,319
Bristol-Myers Squibb Company	493,360	28,313,930
Novo Nordisk A/S, ADR	273,274	12,767,361
		80,224,610
		282,848,129
Industrials - 1.9%
Aerospace and defense - 1.5%
The Boeing Company	229,037	29,648,840
Industrial conglomerates - 0.4%
General Electric Company	255,198	7,972,386
		37,621,226
Information technology - 42.6%
Communications equipment - 1.0%
Palo Alto Networks, Inc. (I)	154,966	20,636,822
Internet software and services - 15.3%
Alibaba Group Holding, Ltd., ADR (I)	567,995	55,203,434
Alphabet, Inc., Class A (I)	60,561	47,834,106
Alphabet, Inc., Class C (I)	62,014	47,567,839
Facebook, Inc., Class A (I)	698,319	88,071,992
Tencent Holdings, Ltd.	2,382,587	61,744,459
		300,421,830
IT services - 7.4%
FleetCor Technologies, Inc. (I)	153,583	25,218,329
MasterCard, Inc., Class A	521,117	50,355,536
Visa, Inc., Class A	861,268	69,676,581
		145,250,446
Semiconductors and semiconductor equipment - 3.9%
NVIDIA Corp.	376,992	23,124,689
NXP Semiconductors NV (I)	270,664	23,823,845

Capital Appreciation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
QUALCOMM, Inc.	457,028	$28,824,756
		75,773,290
Software - 11.5%
Adobe Systems, Inc. (I)	440,107	45,027,347
Atlassian Corp. PLC, Class A (I)	28,977	854,242
Microsoft Corp.	1,038,292	59,660,258
Mobileye NV (I)(L)	170,941	8,357,305
Red Hat, Inc. (I)	344,870	25,168,613
salesforce.com, Inc. (I)	568,411	45,143,202
Splunk, Inc. (I)	321,268	18,710,648
Workday, Inc., Class A (I)	279,658	23,712,202
		226,633,817
Technology hardware, storage and peripherals - 3.5%
Apple, Inc.	644,962	68,430,468
		837,146,673
Materials - 0.5%
Chemicals - 0.5%
Albemarle Corp.	121,165	9,689,565
Real estate - 1.4%
Equity real estate investment trusts - 1.4%
American Tower Corp.	233,701	26,497,019
TOTAL COMMON STOCKS (Cost $1,111,965,654)		$1,957,850,242

SECURITIES LENDING COLLATERAL - 2.9%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	5,671,047	56,745,633
TOTAL SECURITIES LENDING
COLLATERAL (Cost $56,739,423)		$56,745,633

SHORT-TERM INVESTMENTS - 0.3%
Repurchase agreement - 0.3%
Repurchase Agreement with State Street Corp.
dated 08/31/2016 at 0.030% to be
repurchased at $5,907,005 on 09/01/2016,
collateralized by $5,875,000 U.S Treasury
Notes, 1.750% due 05/15/2023 (valued at
$6,029,219, including interest)	$5,907,000	5,907,000
TOTAL SHORT-TERM INVESTMENTS (Cost $5,907,000)		$5,907,000
Total Investments (Capital Appreciation Fund)
(Cost $1,174,612,077) - 102.9%		$2,020,502,875
Other assets and liabilities, net - (2.9%)		(56,367,755)
TOTAL NET ASSETS - 100.0%		$1,964,135,120

Capital Appreciation Value Fund

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 63.2%
Consumer discretionary - 7.4%
Auto components - 0.4%
Johnson Controls, Inc.	173,300	$7,604,403
Hotels, restaurants and leisure - 0.5%
Aramark	261,600	9,922,488

The accompanying notes are an integral part of the financial statements.

76

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Compass Group PLC	75,709	$1,432,980
		11,355,468
Internet and direct marketing retail - 1.4%
Amazon.com, Inc. (I)	38,300	29,458,828
Media - 2.7%
Comcast Corp., Class A	575,100	37,531,026
Liberty Global PLC, Series C (I)	626,788	19,323,874
		56,854,900
Specialty retail - 2.4%
AutoZone, Inc. (I)	43,000	31,897,400
Lowe’s Companies, Inc.	216,700	16,590,552
O’Reilly Automotive, Inc. (I)	7,400	2,071,630
		50,559,582
		155,833,181
Consumer staples - 9.0%
Beverages - 1.4%
PepsiCo, Inc.	277,523	29,625,580
Food and staples retailing - 2.6%
CVS Health Corp.	304,600	28,449,640
Walgreens Boots Alliance, Inc.	322,834	26,055,932
		54,505,572
Food products - 1.8%
Mondelez International, Inc., Class A	592,527	26,675,566
The Kraft Heinz Company	124,205	11,115,105
		37,790,671
Household products - 0.3%
Colgate-Palmolive Company	98,200	7,300,188
Tobacco - 2.9%
Altria Group, Inc.	433,500	28,650,015
Philip Morris International, Inc.	319,640	31,941,625
		60,591,640
		189,813,651
Energy - 0.6%
Oil, gas and consumable fuels - 0.6%
Canadian Natural Resources, Ltd.	374,800	11,637,540
Financials - 8.7%
Capital markets - 3.4%
Affiliated Managers Group, Inc. (I)	9,277	1,317,798
BlackRock, Inc.	18,098	6,747,115
Julius Baer Group, Ltd. (I)	171,310	7,186,162
State Street Corp.	137,783	9,677,878
The Bank of New York Mellon Corp.	1,129,000	47,045,430
		71,974,383
Insurance - 5.3%
Marsh & McLennan Companies, Inc.	1,091,300	73,804,619
Willis Towers Watson PLC	302,761	37,545,392
		111,350,011
		183,324,394
Health care - 17.4%
Biotechnology - 0.4%
Biogen, Inc. (I)	24,828	7,588,182
Health care equipment and supplies - 6.8%
Abbott Laboratories	997,300	41,906,546
Becton, Dickinson and Company	231,849	41,085,961

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Danaher Corp.	744,209	$60,586,055
		143,578,562
Health care providers and services - 3.4%
Aetna, Inc.	258,400	30,263,808
Henry Schein, Inc. (I)	7,434	1,217,615
Humana, Inc.	65,688	11,739,102
UnitedHealth Group, Inc.	214,500	29,182,725
		72,403,250
Life sciences tools and services - 4.1%
PerkinElmer, Inc.	413,300	22,008,225
Thermo Fisher Scientific, Inc.	415,900	63,295,821
		85,304,046
Pharmaceuticals - 2.7%
Allergan PLC (I)	18,300	4,292,082
Pfizer, Inc.	568,969	19,800,121
Zoetis, Inc.	634,293	32,412,372
		56,504,575
		365,378,615
Industrials - 6.2%
Aerospace and defense - 0.3%
The Boeing Company	49,000	6,343,050
Commercial services and supplies - 1.2%
Tyco International PLC	557,100	24,334,128
Electrical equipment - 0.4%
Sensata Technologies Holding NV (I)	245,689	9,355,827
Industrial conglomerates - 0.8%
Roper Technologies, Inc.	88,266	15,671,628
Machinery - 2.1%
Fortive Corp.	315,754	16,630,763
IDEX Corp.	53,616	5,009,879
Pentair PLC	347,872	22,281,202
		43,921,844
Professional services - 1.4%
Capita PLC	821,164	11,167,762
IHS Markit, Ltd. (I)	310,981	11,605,811
RELX PLC	389,647	7,396,689
		30,170,262
		129,796,739
Information technology - 9.8%
Internet software and services - 2.3%
Alphabet, Inc., Class A (I)	6,900	5,449,965
Alphabet, Inc., Class C (I)	55,969	42,931,021
		48,380,986
IT services - 3.5%
Fiserv, Inc. (I)	283,700	29,235,285
FleetCor Technologies, Inc. (I)	72,493	11,903,351
Mastercard, Inc.	17,441	1,685,324
Visa, Inc., Class A	389,056	31,474,630
		74,298,590
Semiconductors and semiconductor equipment - 0.3%
Texas Instruments, Inc.	86,200	5,994,348
Software - 2.6%
Microsoft Corp.	959,100	55,109,886

The accompanying notes are an integral part of the financial statements.

77

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals - 1.1%
Apple, Inc.	205,500	$21,803,550
		205,587,360
Materials - 0.6%
Chemicals - 0.6%
LyondellBasell Industries NV, Class A	170,202	13,427,236
Real estate - 0.6%
Equity real estate investment trusts - 0.6%
American Tower Corp.	111,600	12,653,208
Telecommunication services - 0.7%
Diversified telecommunication services - 0.7%
SBA Communications Corp., Class A (I)	125,101	14,280,279
Utilities - 2.2%
Electric utilities - 2.2%
PG&E Corp.	732,957	45,399,357
Xcel Energy, Inc.	23,500	971,960
		46,371,317
		46,371,317
TOTAL COMMON STOCKS (Cost $1,069,505,649)		$1,328,103,520

PREFERRED SECURITIES - 2.2%
Financials - 0.8%
State Street Corp., 6.000%	60,000	1,657,200
State Street Corp. (5.350% to 03/15/2026,
then 3 month LIBOR + 3.709%)	30,000	828,000
The Charles Schwab Corp., 5.950%	8,000	219,200
The Charles Schwab Corp., 6.000%	100,000	2,741,000
U.S. Bancorp (6.000% to 04/15/2017, then
3 month LIBOR + 4.861%)	75,000	1,954,500
U.S. Bancorp (6.500% to 01/15/2022, then
3 month LIBOR + 4.468%)	60,000	1,860,600
Wells Fargo & Company, Series L, 7.500%	5,000	6,762,500
		16,023,000
Real estate - 0.5%
American Tower Corp., 5.500%	106,715	11,587,115
Utilities - 0.9%
NextEra Energy, Inc., 6.123%	148,478	7,342,237
SCE Trust I, 5.625%	65,000	1,692,600
SCE Trust II, 5.100%	9,890	256,151
SCE Trust III (5.750% to 03/15/2024, then
3 month LIBOR + 2.990%)	108,739	3,391,569
SCE Trust IV (5.375 to 09/15/2025, then
3 month LIBOR + 3.132%)	180,000	5,261,400
SCE Trust V (5.450 to 03/15/2026, then
3 month LIBOR + 3.790%)	50,000	1,477,000
		19,420,957
TOTAL PREFERRED SECURITIES (Cost $42,559,809)		$47,031,072

CORPORATE BONDS - 23.0%
Consumer discretionary - 5.8%
Amazon.com, Inc.
2.600%, 12/05/2019	$1,870,000	1,945,208
American Honda Finance Corp.
0.950%, 05/05/2017	1,325,000	1,324,758
AutoZone, Inc.
1.625%, 04/21/2019	215,000	215,480
2.500%, 04/15/2021	900,000	914,902

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
CCO Holdings LLC
5.250%, 09/30/2022	$3,080,000	$3,234,000
5.750%, 09/01/2023	875,000	923,125
5.875%, 04/01/2024 (S)	600,000	646,500
6.625%, 01/31/2022	5,025,000	5,288,813
Cedar Fair LP
5.250%, 03/15/2021	3,602,000	3,737,075
Cequel Communications Holdings I LLC
6.375%, 09/15/2020 (S)	3,525,000	3,635,156
Charter Communications Operating LLC
3.579%, 07/23/2020 (S)	575,000	601,333
Cox Communications, Inc.
6.250%, 06/01/2018 (S)	60,000	63,946
DISH DBS Corp.
4.625%, 07/15/2017	3,050,000	3,118,625
Dollar Tree, Inc.
5.750%, 03/01/2023	3,150,000	3,390,188
Ford Motor Credit Company LLC
1.180%, 09/08/2017 (P)	2,925,000	2,920,727
1.250%, 12/06/2017 (P)	4,225,000	4,209,368
1.270%, 03/27/2017 (P)	4,750,000	4,753,297
1.461%, 03/27/2017	6,710,000	6,724,057
1.724%, 12/06/2017	1,425,000	1,427,271
2.145%, 01/09/2018	2,035,000	2,047,108
2.375%, 03/12/2019	2,500,000	2,533,305
2.597%, 11/04/2019	2,375,000	2,418,147
4.250%, 02/03/2017	1,110,000	1,123,142
5.000%, 05/15/2018	1,490,000	1,570,208
6.625%, 08/15/2017	1,225,000	1,283,027
Hilton Escrow Issuer LLC
4.250%, 09/01/2024 (S)	800,000	815,000
Hilton Worldwide Finance LLC
5.625%, 10/15/2021	3,455,000	3,573,945
L Brands, Inc.
6.625%, 04/01/2021	4,400,000	5,082,000
7.000%, 05/01/2020	1,150,000	1,323,938
8.500%, 06/15/2019	2,900,000	3,396,625
Lamar Media Corp.
5.875%, 02/01/2022	850,000	892,500
Levi Strauss & Company
6.875%, 05/01/2022	2,475,000	2,629,688
McDonald’s Corp.
2.100%, 12/07/2018	255,000	259,515
Service Corp. International
5.375%, 05/15/2024	375,000	402,188
Sirius XM Radio, Inc.
5.750%, 08/01/2021 (S)	1,600,000	1,672,000
5.875%, 10/01/2020 (S)	250,000	258,125
6.000%, 07/15/2024 (S)	2,025,000	2,174,344
Six Flags Entertainment Corp.
5.250%, 01/15/2021 (S)	7,708,000	7,977,780
Time Warner Cable, Inc.
5.850%, 05/01/2017	1,040,000	1,070,164
6.750%, 07/01/2018	2,375,000	2,588,168
Unitymedia GmbH
6.125%, 01/15/2025 (S)	3,725,000	3,995,063
Unitymedia Hessen GmbH & Company
KG
5.500%, 01/15/2023 (S)	4,475,000	4,709,938
Virgin Media Finance PLC
6.000%, 10/15/2024 (S)	200,000	208,500
Virgin Media Secured Finance PLC
5.250%, 01/15/2026 (S)	2,275,000	2,326,188

The accompanying notes are an integral part of the financial statements.

78

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Virgin Media Secured Finance PLC (continued)
5.375%, 04/15/2021 (S)		$9,112,500	$9,477,000
6.000%, 04/15/2021 (S)	GBP	855,000	1,176,410
Yum! Brands, Inc.
3.750%, 11/01/2021		$3,875,000	3,923,438
3.875%, 11/01/2020 to 11/01/2023		2,125,000	2,187,500
			122,168,783
Consumer staples - 1.0%
Anheuser-Busch InBev Finance, Inc.
1.900%, 02/01/2019		1,665,000	1,682,308
2.017%, 02/01/2021 (P)		2,125,000	2,181,997
2.650%, 02/01/2021		925,000	953,221
B&G Foods, Inc.
4.625%, 06/01/2021		1,100,000	1,134,375
Beverage Packaging Holdings
Luxembourg II SA
5.625%, 12/15/2016 (S)		1,225,000	1,223,469
PepsiCo, Inc.
1.250%, 04/30/2018		620,000	622,208
Rite Aid Corp.
6.750%, 06/15/2021		3,425,000	3,609,094
9.250%, 03/15/2020		6,735,000	7,105,425
The Kroger Company
2.000%, 01/15/2019		645,000	653,779
TreeHouse Foods, Inc.
6.000%, 02/15/2024 (S)		275,000	300,094
Walgreens Boots Alliance, Inc.
1.750%, 05/30/2018		1,525,000	1,533,915
			20,999,885
Energy - 4.2%
Canadian Natural Resources, Ltd.
1.750%, 01/15/2018		710,000	707,264
Chevron Corp.
1.365%, 03/02/2018		2,360,000	2,366,705
Concho Resources, Inc.
5.500%, 10/01/2022 to 04/01/2023		10,100,000	10,434,063
6.500%, 01/15/2022		2,550,000	2,652,000
7.000%, 01/15/2021		10,600,000	11,010,750
Diamondback Energy, Inc.
7.625%, 10/01/2021		2,873,000	3,047,176
EQT Corp.
4.875%, 11/15/2021		8,885,000	9,679,630
6.500%, 04/01/2018		1,165,000	1,223,080
8.125%, 06/01/2019		2,791,000	3,178,064
Matador Resources Company
6.875%, 04/15/2023		1,650,000	1,703,625
MPLX LP
4.500%, 07/15/2023 (S)		9,550,000	9,632,884
4.875%, 12/01/2024 (S)		1,225,000	1,252,259
5.500%, 02/15/2023 (S)		6,430,000	6,675,967
ONEOK Partners LP
2.000%, 10/01/2017		1,120,000	1,120,615
Range Resources Corp.
4.875%, 05/15/2025		1,975,000	1,905,875
5.000%, 08/15/2022 to 03/15/2023		6,700,000	6,620,688
5.750%, 06/01/2021		2,670,000	2,710,050
Shell International Finance BV
1.079%, 05/11/2020 (P)		3,960,000	3,963,711
Targa Resources Partners LP
4.125%, 11/15/2019		900,000	906,750
4.250%, 11/15/2023		2,425,000	2,334,063
5.250%, 05/01/2023		2,200,000	2,233,000

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Targa Resources Partners LP (continued)
6.875%, 02/01/2021	$3,075,000	$3,182,625
		88,540,844
Financials - 1.2%
HUB International, Ltd.
7.875%, 10/01/2021 (S)	7,075,000	7,234,188
9.250%, 02/15/2021 (S)	1,375,000	1,450,625
JPMorgan Chase & Co. (5.300% to
05/01/2020, then 3 month
LIBOR + 3.800%)
05/01/2020 (Q)	5,540,000	5,654,263
Marsh & McLennan Companies, Inc.
2.350%, 03/06/2020	810,000	823,671
3.300%, 03/14/2023	315,000	329,830
MSCI, Inc.
5.250%, 11/15/2024 (S)	375,000	398,438
5.750%, 08/15/2025 (S)	1,075,000	1,165,031
National Rural Utilities Cooperative
Finance Corp.
0.950%, 04/24/2017	715,000	714,807
Regions Bank
7.500%, 05/15/2018	15,000	16,378
State Street Corp. (5.250% to 09/15/2020,
then 3 month LIBOR + 3.597%)
09/15/2020 (Q)	2,650,000	2,762,890
Synovus Financial Corp.
5.125%, 06/15/2017	26,000	26,390
The Bank of New York Mellon Corp.
(4.625% to 09/20/2026, then 3 month
LIBOR + 3.131%)
09/20/2026 (Q)	1,900,000	1,902,375
The Bank of New York Mellon Corp.
(4.950% to 06/20/2020, then 3 month
LIBOR + 3.420%)
06/20/2020 (Q)	2,450,000	2,502,063
		24,980,949
Health care - 3.1%
Becton, Dickinson and Company
1.800%, 12/15/2017	1,785,000	1,795,401
2.675%, 12/15/2019	1,500,000	1,552,583
Centene Corp.
4.750%, 05/15/2022	1,675,000	1,739,906
5.625%, 02/15/2021	1,725,000	1,834,969
5.750%, 06/01/2017	1,325,000	1,361,438
6.125%, 02/15/2024	1,775,000	1,934,750
DaVita HealthCare Partners, Inc.
5.750%, 08/15/2022	12,340,000	12,941,575
Eli Lilly & Company
1.250%, 03/01/2018	1,330,000	1,333,728
Fresenius Medical
Care US Finance II, Inc.
5.625%, 07/31/2019 (S)	4,700,000	5,146,500
5.875%, 01/31/2022 (S)	3,025,000	3,440,938
Fresenius Medical Care US Finance, Inc.
5.750%, 02/15/2021 (S)	575,000	652,625
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/2022	1,600,000	1,672,000
HCA, Inc.
3.750%, 03/15/2019	1,050,000	1,082,813
4.250%, 10/15/2019	875,000	917,656
6.500%, 02/15/2020	6,200,000	6,843,560
8.000%, 10/01/2018	4,370,000	4,888,938

The accompanying notes are an integral part of the financial statements.

79

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Hologic, Inc.
5.250%, 07/15/2022 (S)	$400,000	$425,500
IMS Health, Inc.
6.000%, 11/01/2020 (S)	1,325,000	1,349,844
Johnson & Johnson
1.125%, 11/21/2017	955,000	957,452
Medtronic, Inc.
1.500%, 03/15/2018	1,650,000	1,659,464
2.500%, 03/15/2020	1,995,000	2,065,501
Pfizer, Inc.
1.200%, 06/01/2018	5,125,000	5,134,138
Teleflex, Inc.
4.875%, 06/01/2026	625,000	651,563
UnitedHealth Group, Inc.
1.400%, 12/15/2017	1,070,000	1,074,452
WellCare Health Plans, Inc.
5.750%, 11/15/2020	1,525,000	1,576,469
		64,033,763
Industrials - 1.1%
Case New Holland Industrial, Inc.
7.875%, 12/01/2017	69,000	74,003
Caterpillar Financial Services Corp.
1.250%, 11/06/2017	1,000,000	1,000,400
2.250%, 12/01/2019	810,000	829,766
CNH Industrial Capital LLC
3.250%, 02/01/2017	3,031,000	3,047,671
3.625%, 04/15/2018	4,225,000	4,309,500
3.875%, 07/16/2018	600,000	614,250
6.250%, 11/01/2016	3,675,000	3,700,064
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 05/10/2021	276,950	317,108
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 10/11/2025	1,133,617	1,215,805
Continental Airlines 2012-1 Class B Pass
Through Trust
6.250%, 10/11/2021	302,735	324,683
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 10/15/2020	86,461	92,297
Fortive Corporation
1.800%, 06/15/2019 (S)	205,000	206,430
IHS Markit, Ltd.
5.000%, 11/01/2022 (S)	2,475,000	2,629,688
Manitowoc Foodservice, Inc.
9.500%, 02/15/2024 (S)	300,000	339,000
Moog, Inc.
5.250%, 12/01/2022 (S)	550,000	566,500
Trinity Acquisition PLC
4.400%, 03/15/2026	1,560,000	1,641,360
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 10/22/2024	67,721	77,201
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 12/03/2026	230,916	252,853
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 12/03/2022	300,910	327,992
US Airways 2013-1 Class A Pass
Through Trust
3.950%, 05/15/2027	1,329,102	1,415,494

Capital Appreciation Value Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
US Airways 2013-1 Class B Pass
Through Trust
5.375%, 05/15/2023	$412,530	$426,968
Xylem, Inc.
4.875%, 10/01/2021	100,000	108,445
		23,517,478
Information technology - 1.6%
Amphenol Corp.
1.550%, 09/15/2017	500,000	501,409
Fiserv, Inc.
2.700%, 06/01/2020	1,590,000	1,639,077
Freescale Semiconductor, Inc.
6.000%, 01/15/2022 (S)	7,200,000	7,588,800
Harris Corp.
1.999%, 04/27/2018	670,000	674,319
NXP BV
3.750%, 06/01/2018 (S)	12,444,000	12,723,990
5.750%, 02/15/2021 (S)	4,925,000	5,134,313
Visa, Inc.
1.200%, 12/14/2017	5,595,000	5,606,274
		33,868,182
Materials - 0.5%
Cytec Industries, Inc.
3.950%, 05/01/2025	2,590,000	2,612,113
Ecolab, Inc.
2.000%, 01/14/2019	1,260,000	1,275,116
Reynolds Group Issuer, Inc.
4.127%, 07/15/2021 (P)(S)	1,635,000	1,659,525
5.750%, 10/15/2020	3,775,000	3,888,250
6.875%, 02/15/2021	750,000	778,125
		10,213,129
Real estate - 1.1%
American Tower Corp.
3.300%, 02/15/2021	1,865,000	1,947,864
CBRE Services, Inc.
5.000%, 03/15/2023	525,000	554,381
Crown Castle International Corp.
4.875%, 04/15/2022	4,175,000	4,658,298
5.250%, 01/15/2023	8,525,000	9,734,527
Iron Mountain, Inc.
4.375%, 06/01/2021 (S)	775,000	800,188
5.750%, 08/15/2024	1,950,000	2,023,125
6.000%, 10/01/2020 (S)	3,375,000	3,585,971
		23,304,354
Telecommunication services - 2.7%
Level 3 Financing, Inc.
5.375%, 08/15/2022	2,057,000	2,149,874
5.625%, 02/01/2023	1,750,000	1,833,125
SBA Communications Corp.
4.875%, 07/15/2022	4,180,000	4,284,500
4.875%, 09/01/2024 (S)	7,500,000	7,603,125
5.625%, 10/01/2019	3,475,000	3,579,250
SBA Telecommunications, Inc.
5.750%, 07/15/2020	5,099,000	5,245,596
T-Mobile USA, Inc.
5.250%, 09/01/2018	432,000	441,045
6.542%, 04/28/2020	7,700,000	7,950,250
6.625%, 11/15/2020	3,708,000	3,828,510
Telesat Canada
6.000%, 05/15/2017 (S)	1,175,000	1,175,000

The accompanying notes are an integral part of the financial statements.

80

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
UPC Holding BV
6.375%, 09/15/2022 (S)	EUR	3,125,000	$3,747,205
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)		$14,158,400	14,900,906
			56,738,386
Utilities - 0.7%
AmeriGas Finance LLC
7.000%, 05/20/2022		4,175,000	4,446,375
Berkshire Hathaway Energy Company
2.400%, 02/01/2020		1,780,000	1,820,780
CMS Energy Corp.
6.550%, 07/17/2017		745,000	778,469
8.750%, 06/15/2019		345,000	410,385
Dominion Resources, Inc.
2.962%, 07/01/2019		255,000	261,805
Southern California Gas Company
3.200%, 06/15/2025		1,350,000	1,442,652
Suburban Propane Partners LP
7.375%, 08/01/2021		1,050,000	1,092,000
The Southern Company
1.550%, 07/01/2018		2,210,000	2,218,402
1.850%, 07/01/2019		1,080,000	1,087,359
Virginia Electric & Power Company
3.150%, 01/15/2026		690,000	731,655
			14,289,882
TOTAL CORPORATE BONDS (Cost $474,306,634)			$482,655,635

CONVERTIBLE BONDS - 0.1%
Consumer discretionary - 0.1%
Tesla Motors, Inc. 1.250%, 03/01/2021		2,599,000	2,223,769
TOTAL CONVERTIBLE BONDS (Cost $2,120,628)			$2,223,769

TERM LOANS (M) - 3.8%
Consumer discretionary - 0.7%
Charter Communications Operating LLC
3.000%, 07/01/2020		1,940,000	1,942,968
3.000%, 01/04/2021		792,989	793,536
Dollar Tree, Inc. TBD 07/06/2022 (T)		100,000	101,250
Hilton Worldwide Finance LLC
3.096%, 10/26/2023		2,481,743	2,492,911
Kasima LLC
3.250%, 05/17/2021		283,088	283,442
New Red Finance, Inc.
3.750%, 12/10/2021		1,400,000	1,405,250
Yum! Brands, Inc.
3.257%, 06/16/2023		6,875,000	6,915,494
			13,934,851
Consumer staples - 0.4%
Jacobs Douwe Egberts BV
4.250%, 07/02/2022	EUR	674,317	760,629
4.250%, 07/02/2022		$5,025,899	5,054,195
Pinnacle Foods Finance LLC
3.250%, 04/29/2020		972,500	974,387
3.252%, 04/29/2020		1,948,026	1,952,409
			8,741,620
Energy - 0.0%
Avago Technologies Cayman Finance, Ltd.
TBD 02/01/2023 (T)		575,000	579,951

Capital Appreciation Value Fund (continued)

		Shares or
		Principal
		Amount	Value
TERM LOANS (M) (continued)
Financials - 0.5%
HUB International, Ltd.
4.000%, 10/02/2020		$10,747,399	$10,703,765
Health care - 0.2%
DaVita, Inc.
3.500%, 06/24/2021		4,778,086	4,803,171
Industrials - 0.2%
Manitowoc Foodservice, Inc.
5.750%, 03/03/2023		3,261,154	3,296,472
Information technology - 0.4%
Kronos, Inc.
4.500%, 10/30/2019		3,160,924	3,171,639
9.750%, 04/30/2020		3,498,041	3,569,086
NXP BV
3.750%, 12/07/2020		746,481	750,445
			7,491,170
Telecommunication services - 1.4%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019		13,423,120	12,731,427
Telesat Canada
3.500%, 03/28/2019		3,424,427	3,420,147
3.986%, 03/28/2017	CAD	556,875	422,518
4.348%, 03/26/2019		3,628,125	2,750,475
UPC Financing Partnership
4.080%, 08/31/2024		$10,150,000	10,113,562
			29,438,129
TOTAL TERM LOANS (Cost $80,116,367)			$78,989,129

SHORT-TERM INVESTMENTS - 8.3%
Money market funds - 8.3%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)		7,031,554	7,031,554
T. Rowe Price Prime Reserve
Fund, 0.3220% (Y)		167,152,728	167,152,728
			174,184,282
TOTAL SHORT-TERM INVESTMENTS (Cost $174,184,282) $			174,184,282
Total Investments (Capital Appreciation Value Fund)
(Cost $1,842,793,369) - 100.6%			$2,113,187,407
Other assets and liabilities, net - (0.6%)			(12,414,915)
TOTAL NET ASSETS - 100.0%			$2,100,772,492

Core Bond Fund

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 60.4%
U.S. Government - 32.0%
U.S. Treasury Bonds
2.250%, 08/15/2046	$4,987,000	$5,004,534
2.500%, 02/15/2046 to 05/15/2046	31,335,000	33,130,530
3.000%, 11/15/2045	11,680,000	13,607,656
U.S. Treasury Notes
0.750%, 02/28/2018 to 08/15/2019	59,006,000	58,816,827
0.875%, 03/31/2018 to 06/15/2019	122,809,000	122,877,017
1.000%, 05/15/2018 to 09/30/2019	24,659,000	24,712,649

The accompanying notes are an integral part of the financial statements.

81

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
1.125%, 06/15/2018 to 08/31/2021	$27,211,000	$27,165,831
1.375%, 01/31/2021 to 08/31/2023	80,158,000	80,747,164
1.500%, 08/15/2026	23,444,000	23,271,827
1.625%, 08/31/2019 to 05/15/2026	46,889,000	47,491,632
2.000%, 10/31/2021	9,657,000	10,014,608
2.125%, 08/15/2021	15,163,000	15,808,019
		462,648,294
U.S. Government Agency - 28.4%
Federal Home Loan Mortgage Corp.
2.540%, 07/01/2042 (P)	1,113,222	1,150,426
2.815%, 05/01/2045 (P)	894,614	931,232
3.000%, TBA (C)	2,700,000	2,794,014
3.094%, 02/01/2045 (P)	1,047,598	1,105,317
3.500%, TBA (C)	18,200,000	19,136,306
3.500%, 11/01/2029 to 06/01/2046	58,080,855	62,143,017
3.500%, 01/01/2046 (C)	2,438,984	2,595,993
4.000%, 10/01/2029 to 07/01/2046	24,179,341	26,369,545
4.000%, 04/01/2046 (C)	303,280	330,229
4.500%, 08/01/2020	2,817,678	2,892,424
5.000%, 06/01/2044	1,436,413	1,636,388
Federal National Mortgage Association
1.384%, 10/09/2019 (Z)	4,935,000	4,725,835
2.429%, 02/01/2042 (P)	2,471,883	2,579,910
2.431%, 06/01/2042 (P)	1,028,785	1,067,947
2.609%, 05/01/2038 (C)(P)	524,094	550,321
2.612%, 06/01/2041 (P)	1,964,600	2,070,989
2.722%, 01/01/2045 (P)	1,414,375	1,463,194
2.744%, 01/01/2045 (P)	1,170,776	1,217,559
2.827%, 05/01/2043 (P)	497,940	525,988
3.000%, TBA (C)	14,000,000	14,430,934
3.000%, 06/01/2031	5,515,567	5,783,624
3.185%, 10/01/2043 (P)	341,981	357,053
3.500%, TBA (C)	14,000,000	14,714,118
3.500%, 12/01/2029 to 08/01/2046	70,983,965	75,932,017
4.000%, TBA (C)	7,200,000	7,655,422
4.000%, 01/01/2029 to 07/01/2046	41,004,336	44,790,532
4.000%, 11/01/2039 to 09/01/2045 (C)	3,000,860	3,255,774
4.373%, 04/01/2040 (P)	750,535	795,708
4.500%, 01/01/2020 to 06/01/2046	20,553,444	22,745,856
5.000%, 01/01/2040	1,313,036	1,495,630
Government National Mortgage Association
3.000%, TBA (C)	28,000,000	29,222,977
3.500%, TBA (C)	18,900,000	20,053,195
3.500%, 06/15/2046 to 07/15/2046	824,668	876,790
4.000%, 10/15/2041 to 07/20/2046	23,307,630	25,107,132
4.000%, 07/20/2046 to 08/20/2046 (C)	1,970,000	2,116,953
4.500%, 03/15/2041 to 06/20/2046	3,988,979	4,417,404
5.000%, 11/20/2045	211,093	236,003
Tennessee Valley Authority
2.875%, 09/15/2024	1,328,000	1,438,243
		410,711,999
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $868,635,851)		$873,360,293

FOREIGN GOVERNMENT
OBLIGATIONS - 1.7%
Canada - 0.3%
Province of Ontario
1.250%, 06/17/2019	1,641,000	1,637,408
1.625%, 01/18/2019	1,955,000	1,971,271

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Quebec
2.500%, 04/20/2026	$821,000	$843,147
		4,451,826
Israel - 0.1%
Government of Israel
4.500%, 01/30/2043	765,000	873,918
Mexico - 0.4%
Government of Mexico
4.125%, 01/21/2026	2,910,000	3,193,725
4.350%, 01/15/2047	1,060,000	1,091,800
5.750%, 10/12/2110	1,474,000	1,680,360
		5,965,885
Paraguay - 0.1%
Republic of Paraguay
5.000%, 04/15/2026 (S)	290,000	316,825
6.100%, 08/11/2044 (S)	830,000	954,500
		1,271,325
Qatar - 0.2%
Government of Qatar
2.375%, 06/02/2021 (S)	1,900,000	1,919,190
3.250%, 06/02/2026 (S)	1,155,000	1,181,334
		3,100,524
Slovenia - 0.4%
Republic of Slovenia
5.250%, 02/18/2024 (S)	3,160,000	3,653,965
5.500%, 10/26/2022 (S)	875,000	1,011,031
5.850%, 05/10/2023 (S)	1,280,000	1,515,763
		6,180,759
United Arab Emirates - 0.2%
Abu Dhabi Government
2.125%, 05/03/2021 (S)	1,420,000	1,432,382
3.125%, 05/03/2026 (S)	1,225,000	1,290,072
		2,722,454
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $23,625,143)		$24,566,691

CORPORATE BONDS - 23.7%
Consumer discretionary - 1.8%
BMW US Capital LLC
2.800%, 04/11/2026 (S)	1,380,000	1,430,302
Charter Communications Operating LLC
6.484%, 10/23/2045 (S)	1,552,000	1,907,082
Cox Communications, Inc.
4.800%, 02/01/2035 (S)	540,000	525,381
Discovery Communications LLC
4.875%, 04/01/2043	385,000	363,843
4.900%, 03/11/2026	1,000,000	1,083,442
General Motors Company
5.000%, 04/01/2035	750,000	789,329
General Motors Financial Company, Inc.
3.450%, 04/10/2022	1,155,000	1,176,350
3.700%, 05/09/2023	2,075,000	2,115,054
4.200%, 03/01/2021	2,830,000	2,986,171
5.250%, 03/01/2026	1,645,000	1,826,694
Grupo Televisa SAB
5.000%, 05/13/2045	620,000	646,025
6.125%, 01/31/2046	575,000	686,061

The accompanying notes are an integral part of the financial statements.

82

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
McDonald’s Corp.
2.750%, 12/09/2020	$715,000	$744,037
3.700%, 01/30/2026	818,000	883,996
4.875%, 12/09/2045	1,580,000	1,868,971
Newell Brands, Inc.
4.200%, 04/01/2026	675,000	736,841
5.500%, 04/01/2046	676,000	834,715
Scripps Networks Interactive, Inc.
2.800%, 06/15/2020	745,000	760,937
3.500%, 06/15/2022	656,000	682,059
3.900%, 11/15/2024	565,000	596,645
Sky PLC
3.750%, 09/16/2024 (S)	870,000	923,414
Time Warner Cable, Inc.
6.550%, 05/01/2037	375,000	452,490
Viacom, Inc.
4.850%, 12/15/2034	721,000	727,887
Volkswagen International Finance NV
1.125%, 11/18/2016 (S)	1,475,000	1,475,000
		26,222,726
Consumer staples - 1.7%
Anheuser-Busch InBev Finance, Inc.
3.650%, 02/01/2026	3,980,000	4,249,112
4.900%, 02/01/2046	2,670,000	3,228,724
Kraft Heinz Foods Company
2.800%, 07/02/2020	2,190,000	2,276,689
3.000%, 06/01/2026	1,360,000	1,378,295
Philip Morris International, Inc.
2.125%, 05/10/2023	1,205,000	1,204,881
4.250%, 11/10/2044	900,000	1,010,375
Reynolds American, Inc.
5.700%, 08/15/2035	1,090,000	1,354,228
5.850%, 08/15/2045	975,000	1,271,532
The Coca-Cola Company
1.550%, 09/01/2021	1,470,000	1,467,467
2.250%, 09/01/2026	1,175,000	1,173,953
Walgreens Boots Alliance, Inc.
3.450%, 06/01/2026	1,910,000	1,986,696
Wm. Wrigley Jr. Company
2.000%, 10/20/2017 (S)	290,000	292,529
2.400%, 10/21/2018 (S)	610,000	620,216
2.900%, 10/21/2019 (S)	1,441,000	1,493,667
3.375%, 10/21/2020 (S)	1,690,000	1,788,912
		24,797,276
Energy - 2.5%
Anadarko Petroleum Corp.
6.600%, 03/15/2046	1,590,000	1,892,731
Apache Corp.
4.250%, 01/15/2044	760,000	744,646
Canadian Natural Resources, Ltd.
3.900%, 02/01/2025	73,000	73,541
6.250%, 03/15/2038	535,000	588,003
Chevron Corp.
1.561%, 05/16/2019	1,903,000	1,915,451
2.100%, 05/16/2021	3,385,000	3,445,209
2.954%, 05/16/2026	830,000	863,211
Cimarex Energy Company
4.375%, 06/01/2024	1,390,000	1,454,898
Energy Transfer Partners LP
2.500%, 06/15/2018	1,075,000	1,085,064
4.750%, 01/15/2026	645,000	676,475
6.125%, 12/15/2045	1,860,000	2,008,787

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Enterprise Products Operating LLC
5.100%, 02/15/2045	$545,000	$602,166
5.950%, 02/01/2041	260,000	309,327
6.450%, 09/01/2040	160,000	197,045
EOG Resources, Inc.
4.150%, 01/15/2026	1,091,000	1,201,654
Exxon Mobil Corp.
2.222%, 03/01/2021	840,000	862,200
4.114%, 03/01/2046	816,000	939,299
Gulfstream Natural Gas System LLC
5.950%, 10/15/2045 (S)	475,000	535,617
Halliburton Company
5.000%, 11/15/2045	1,105,000	1,216,395
Kinder Morgan, Inc.
5.300%, 12/01/2034	290,000	292,272
5.550%, 06/01/2045	1,390,000	1,434,073
Magellan Midstream Partners LP
5.000%, 03/01/2026	472,000	538,349
Marathon Petroleum Corp.
5.000%, 09/15/2054	145,000	130,992
5.850%, 12/15/2045	515,000	543,721
Noble Energy, Inc.
6.000%, 03/01/2041	680,000	741,124
Occidental Petroleum Corp.
3.400%, 04/15/2026	265,000	280,104
Petroleos Mexicanos
2.378%, 04/15/2025	787,500	806,115
2.460%, 12/15/2025	2,603,000	2,675,431
5.625%, 01/23/2046	1,010,000	975,761
6.875%, 08/04/2026 (S)	755,000	877,688
Shell International Finance BV
2.875%, 05/10/2026	1,635,000	1,681,367
4.000%, 05/10/2046	1,660,000	1,739,275
TC PipeLines LP
4.650%, 06/15/2021	166,000	173,536
Transcontinental Gas Pipe Line Company LLC
7.850%, 02/01/2026 (S)	1,135,000	1,469,305
Williams Partners LP
4.000%, 09/15/2025	560,000	560,323
5.100%, 09/15/2045	170,000	166,640
		35,697,795
Financials - 7.2%
AIA Group, Ltd.
4.500%, 03/16/2046 (S)	550,000	626,859
American International Group, Inc.
3.900%, 04/01/2026	845,000	887,215
6.250%, 05/01/2036	835,000	1,035,846
Bank of America Corp.
4.450%, 03/03/2026	3,316,000	3,568,099
6.000%, 09/01/2017	1,745,000	1,821,684
Berkshire Hathaway, Inc.
3.125%, 03/15/2026	2,850,000	3,026,560
BNP Paribas SA
4.375%, 05/12/2026 (S)	1,425,000	1,473,906
Capital One Financial Corp.
3.750%, 07/28/2026	915,000	918,568
4.200%, 10/29/2025	1,321,000	1,379,897
Chubb INA Holdings, Inc.
3.350%, 05/03/2026	1,261,000	1,353,314
4.350%, 11/03/2045	1,015,000	1,196,716
Citigroup, Inc.
1.550%, 08/14/2017	2,480,000	2,483,765
4.450%, 09/29/2027	3,075,000	3,240,859

The accompanying notes are an integral part of the financial statements.

83

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc. (continued)
4.600%, 03/09/2026	$1,390,000	$1,493,670
Commonwealth Bank of Australia
2.850%, 05/18/2026 (S)	1,460,000	1,487,146
Cooperatieve Rabobank UA
3.750%, 07/21/2026	2,350,000	2,372,024
Credit Suisse Group Funding Guernsey, Ltd.
3.450%, 04/16/2021 (S)	1,674,000	1,709,567
3.800%, 06/09/2023 (S)	1,920,000	1,947,765
4.550%, 04/17/2026 (S)	1,430,000	1,510,280
GE Capital International Funding Company
Unlimited Company
4.418%, 11/15/2035	1,619,000	1,853,274
HSBC Holdings PLC
3.900%, 05/25/2026	2,080,000	2,169,983
ING Bank NV
2.050%, 08/15/2021 (S)	2,550,000	2,552,721
JPMorgan Chase & Co.
2.295%, 08/15/2021	2,700,000	2,714,594
2.400%, 06/07/2021	1,705,000	1,730,989
2.950%, 10/01/2026	4,905,000	4,935,259
KFW
1.000%, 07/15/2019	3,001,000	2,987,093
Lazard Group LLC
3.750%, 02/13/2025	2,075,000	2,089,401
4.250%, 11/14/2020	1,085,000	1,149,833
Marsh & McLennan Companies, Inc.
3.750%, 03/14/2026	1,275,000	1,372,627
MetLife, Inc.
4.600%, 05/13/2046	730,000	794,119
Metropolitan Life Global Funding I
1.950%, 12/03/2018 (S)	340,000	344,040
Morgan Stanley
2.500%, 04/21/2021	3,054,000	3,085,801
3.125%, 07/27/2026	3,275,000	3,294,139
4.000%, 07/23/2025	2,772,000	2,993,538
Murray Street Investment Trust I
4.647%, 03/09/2017 (P)	1,961,000	1,995,298
National Australia Bank, Ltd.
1.875%, 07/12/2021	1,665,000	1,655,857
Royal Bank of Canada
2.300%, 03/22/2021	1,930,000	1,971,379
Stadshypotek AB
1.875%, 10/02/2019 (S)	1,585,000	1,597,712
Svenska Handelsbanken AB
1.875%, 09/07/2021	2,085,000	2,075,015
Synchrony Financial
3.700%, 08/04/2026	1,630,000	1,614,385
Teachers Insurance & Annuity Association of
America
4.900%, 09/15/2044 (S)	210,000	239,619
The Bank of New York Mellon Corp.
2.200%, 08/16/2023	2,395,000	2,386,852
2.450%, 08/17/2026	1,795,000	1,790,886
The Goldman Sachs Group, Inc.
2.625%, 04/25/2021	1,660,000	1,689,254
4.250%, 10/21/2025	1,410,000	1,495,652
4.750%, 10/21/2045	1,169,000	1,334,417
6.750%, 10/01/2037	1,209,000	1,550,696
The Progressive Corp.
2.450%, 01/15/2027	790,000	785,850
The Toronto-Dominion Bank
2.250%, 03/15/2021 (S)	3,515,000	3,580,235

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Trinity Acquisition PLC
3.500%, 09/15/2021	$720,000	$748,336
UBS Group Funding Jersey, Ltd.
2.650%, 02/01/2022 (S)	2,555,000	2,551,883
4.125%, 04/15/2026 (S)	1,120,000	1,181,710
US Bancorp
2.375%, 07/22/2026	2,345,000	2,325,787
Voya Financial, Inc.
4.800%, 06/15/2046	160,000	163,004
Westpac Banking Corp.
2.000%, 08/19/2021	2,645,000	2,641,879
2.700%, 08/19/2026	1,060,000	1,059,263
		104,036,120
Health care - 1.9%
AbbVie, Inc.
2.500%, 05/14/2020	2,115,000	2,163,387
3.200%, 05/14/2026	960,000	982,801
4.450%, 05/14/2046	930,000	995,415
Actavis Funding SCS
3.800%, 03/15/2025	2,967,000	3,131,060
4.750%, 03/15/2045	1,100,000	1,206,545
Amgen, Inc.
1.850%, 08/19/2021	1,795,000	1,790,482
2.600%, 08/19/2026	1,200,000	1,193,075
4.400%, 05/01/2045	900,000	967,321
Baxalta, Inc.
4.000%, 06/23/2025	630,000	673,183
5.250%, 06/23/2045	1,400,000	1,644,356
Biogen, Inc.
5.200%, 09/15/2045	748,000	902,563
Celgene Corp.
2.875%, 08/15/2020	845,000	876,971
5.000%, 08/15/2045	1,360,000	1,569,433
Express Scripts Holding Company
4.800%, 07/15/2046	1,370,000	1,453,288
Gilead Sciences, Inc.
4.750%, 03/01/2046	370,000	430,498
Perrigo Finance Unlimited Company
4.375%, 03/15/2026	2,080,000	2,171,503
Teva Pharmaceutical
Finance Netherlands III BV
2.200%, 07/21/2021	2,175,000	2,175,735
3.150%, 10/01/2026	1,300,000	1,308,858
UnitedHealth Group, Inc.
3.100%, 03/15/2026	1,305,000	1,375,931
		27,012,405
Industrials - 1.2%
AP Moeller - Maersk A/S
3.875%, 09/28/2025 (S)	1,036,000	1,063,493
Burlington Northern Santa Fe LLC
4.700%, 09/01/2045	860,000	1,038,272
ERAC USA Finance LLC
2.600%, 12/01/2021 (S)	1,585,000	1,611,279
3.300%, 12/01/2026 (S)	1,610,000	1,653,206
FedEx Corp.
4.550%, 04/01/2046	940,000	1,044,084
General Electric Company
5.875%, 01/14/2038	493,000	674,602
Lockheed Martin Corp.
2.500%, 11/23/2020	1,375,000	1,420,434
4.700%, 05/15/2046	800,000	957,953

The accompanying notes are an integral part of the financial statements.

84

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Northrop Grumman Corp.
3.250%, 08/01/2023	$1,660,000	$1,776,773
3.850%, 04/15/2045	545,000	580,909
Penske Truck Leasing Company LP
3.200%, 07/15/2020 (S)	1,260,000	1,298,233
3.375%, 02/01/2022 (S)	1,550,000	1,602,418
Trinity Acquisition PLC
4.400%, 03/15/2026	375,000	394,558
Union Pacific Corp.
4.050%, 03/01/2046	1,000,000	1,123,453
Valmont Industries, Inc.
5.250%, 10/01/2054	790,000	752,560
		16,992,227
Information technology - 2.4%
Apple, Inc.
1.550%, 08/04/2021	1,845,000	1,838,631
2.450%, 08/04/2026	1,230,000	1,233,386
3.850%, 08/04/2046	2,325,000	2,409,660
4.650%, 02/23/2046	120,000	140,190
Diamond 1 Finance Corp.
6.020%, 06/15/2026 (S)	915,000	980,861
Fidelity National Information Services, Inc.
2.250%, 08/15/2021	895,000	900,842
2.850%, 10/15/2018	1,480,000	1,515,770
3.625%, 10/15/2020	1,275,000	1,352,135
4.500%, 10/15/2022 to 08/15/2046	1,806,000	1,897,933
Hewlett Packard Enterprise Company
4.900%, 10/15/2025 (S)	720,000	767,786
6.350%, 10/15/2045 (S)	1,775,000	1,831,859
Lam Research Corp.
2.800%, 06/15/2021	1,230,000	1,260,150
Microsoft Corp.
1.550%, 08/08/2021	1,935,000	1,931,093
2.000%, 08/08/2023	1,905,000	1,895,435
2.400%, 08/08/2026	1,065,000	1,069,014
3.450%, 08/08/2036	830,000	854,579
3.700%, 08/08/2046	1,415,000	1,470,042
3.950%, 08/08/2056	525,000	552,897
Oracle Corp.
1.900%, 09/15/2021	3,115,000	3,121,277
2.400%, 09/15/2023	3,430,000	3,456,456
2.650%, 07/15/2026	1,370,000	1,383,973
3.850%, 07/15/2036	685,000	722,264
4.000%, 07/15/2046	715,000	752,850
Total System Services, Inc.
3.800%, 04/01/2021	615,000	651,964
4.800%, 04/01/2026	540,000	596,368
		34,587,415
Materials - 0.5%
Albemarle Corp.
5.450%, 12/01/2044	775,000	917,180
Barrick Gold Corp.
5.250%, 04/01/2042	575,000	629,913
Barrick North America Finance LLC
4.400%, 05/30/2021	1,030,000	1,125,423
BHP Billiton Finance USA, Ltd.
5.000%, 09/30/2043	660,000	788,033
International Paper Company
5.150%, 05/15/2046	1,245,000	1,399,651
Rio Tinto Finance USA, Ltd.
3.750%, 06/15/2025	1,600,000	1,694,453

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
The Mosaic Company
5.625%, 11/15/2043	$400,000	$438,751
Vale Overseas, Ltd.
5.875%, 06/10/2021	595,000	616,569
		7,609,973
Real estate - 0.8%
American Tower Corp.
3.450%, 09/15/2021	1,440,000	1,510,138
Brixmor Operating Partnership LP
4.125%, 06/15/2026	920,000	954,793
DDR Corp.
3.375%, 05/15/2023	1,325,000	1,336,088
4.625%, 07/15/2022	1,610,000	1,748,660
Mid-America Apartments LP
3.750%, 06/15/2024	1,350,000	1,418,672
4.000%, 11/15/2025	620,000	664,185
4.300%, 10/15/2023	555,000	601,577
Tanger Properties LP
3.750%, 12/01/2024	615,000	645,305
3.875%, 12/01/2023	695,000	736,216
WEA Finance LLC
3.250%, 10/05/2020 (S)	2,030,000	2,105,695
		11,721,329
Telecommunication services - 1.4%
AT&T, Inc.
3.000%, 06/30/2022	2,475,000	2,549,842
3.400%, 05/15/2025	3,130,000	3,222,598
3.800%, 03/15/2022	1,045,000	1,120,873
3.950%, 01/15/2025	1,945,000	2,084,600
4.450%, 04/01/2024	3,245,000	3,576,808
Verizon Communications, Inc.
1.750%, 08/15/2021	1,730,000	1,715,722
4.125%, 08/15/2046	1,175,000	1,179,664
4.272%, 01/15/2036	473,000	496,604
4.400%, 11/01/2034	1,717,000	1,825,655
4.862%, 08/21/2046	2,105,000	2,340,337
		20,112,703
Utilities - 2.3%
American Electric Power Company, Inc.
1.650%, 12/15/2017	1,695,000	1,698,480
Commonwealth Edison Company
3.700%, 03/01/2045	300,000	316,505
Consolidated Edison Company of New
York, Inc.
3.850%, 06/15/2046	830,000	898,406
Dominion Resources, Inc.
1.600%, 08/15/2019	1,055,000	1,055,727
2.000%, 08/15/2021	790,000	791,962
2.850%, 08/15/2026	790,000	792,740
2.962%, 07/01/2019 (P)	545,000	559,543
4.700%, 12/01/2044	915,000	1,037,060
Duke Energy Carolinas LLC
2.500%, 03/15/2023	1,105,000	1,143,941
3.875%, 03/15/2046	560,000	608,322
Duke Energy Corp.
1.800%, 09/01/2021	1,200,000	1,196,868
2.650%, 09/01/2026	1,505,000	1,497,677
3.750%, 09/01/2046	1,200,000	1,203,539
4.800%, 12/15/2045	270,000	318,130
Electricite de France SA
5.250%, 10/13/2055 (S)	860,000	912,678

The accompanying notes are an integral part of the financial statements.

85

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Electricite de France SA (continued)
6.000%, 01/22/2114 (S)	$255,000	$278,802
Entergy Louisiana LLC
3.050%, 06/01/2031	485,000	494,702
Indiana Michigan Power Company
4.550%, 03/15/2046	560,000	642,232
MidAmerican Energy Company
3.500%, 10/15/2024	750,000	818,697
4.250%, 05/01/2046	745,000	872,072
Pacific Gas & Electric Company
2.950%, 03/01/2026	947,000	987,642
PECO Energy Company
3.150%, 10/15/2025	1,265,000	1,347,794
PPL Capital Funding, Inc.
3.100%, 05/15/2026	2,130,000	2,168,380
PPL Electric Utilities Corp.
4.150%, 10/01/2045	920,000	1,050,796
Puget Energy, Inc.
6.000%, 09/01/2021	1,800,000	2,077,488
Sempra Energy
2.850%, 11/15/2020	1,370,000	1,417,490
Sierra Pacific Power Company
2.600%, 05/01/2026 (S)	1,200,000	1,218,920
Southern California Gas Company
2.600%, 06/15/2026	1,530,000	1,564,599
Southwestern Electric Power Company
3.900%, 04/01/2045	790,000	802,038
The Southern Company
4.400%, 07/01/2046	1,075,000	1,183,538
Virginia Electric & Power Company
3.150%, 01/15/2026	845,000	896,013
Westar Energy, Inc.
2.550%, 07/01/2026	1,550,000	1,560,900
		33,413,681
TOTAL CORPORATE BONDS (Cost $328,606,414)		$342,203,650

MUNICIPAL BONDS - 1.0%
County of Clark Department of Aviation
(Nevada) 6.820%, 07/01/2045	1,755,000	2,757,649
Los Angeles Community College District
(California) 6.750%, 08/01/2049	1,320,000	2,147,825
New Jersey Turnpike Authority
7.102%, 01/01/2041	1,464,000	2,263,930
North Texas Tollway Authority
6.718%, 01/01/2049	1,560,000	2,454,754
Port Authority of New York & New Jersey
4.458%, 10/01/2062	1,800,000	2,127,276
State of California 7.600%, 11/01/2040	1,200,000	1,984,020
The Ohio State University 4.800%, 06/01/2111	534,000	618,794
TOTAL MUNICIPAL BONDS (Cost $12,323,415)		$14,354,248

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.6%
Commercial and residential - 3.1%
CD Mortgage Trust
Series 2016-CD1, Class A1,
1.443%, 08/10/2049	471,000	470,124
Series 2016-CD1, Class ASB,
2.622%, 08/10/2049	471,000	483,849
CFCRE Commercial Mortgage Trust
Series 2011-C1, Class A4,
4.961%, 04/15/2044 (P)(S)	1,110,000	1,228,933

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
CFCRE Commercial Mortgage Trust (continued)
Series 2016-C3, Class A1,
1.793%, 01/10/2048	$815,803	$820,330
Series 2016-C4, Class ASB,
3.163%, 05/10/2058	555,000	581,262
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class A2,
1.987%, 04/10/2046	1,200,000	1,204,876
Series 2016-GC36, Class A5,
3.616%, 02/10/2049	1,369,000	1,500,875
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2012-CR1, Class A2,
2.350%, 05/15/2045	1,238,785	1,243,784
Series 2012-CR4, Class A2,
1.801%, 10/15/2045	241,000	241,904
Series 2013-CR10, Class A2,
2.972%, 08/10/2046	484,000	495,121
Series 2013-CR11, Class A1,
1.468%, 10/10/2046	268,367	268,390
Series 2013-CR12, Class A1,
1.295%, 10/10/2046	94,723	94,726
Series 2013-CR12, Class A4,
4.046%, 10/10/2046	80,000	89,564
Series 2013-CR6, Class A1,
0.719%, 03/10/2046	191,052	190,116
Series 2013-CR6, Class A2,
2.122%, 03/10/2046	2,089,000	2,099,963
Series 2014-CR16, Class ASB,
3.653%, 04/10/2047	940,000	1,011,096
Series 2014-CR18, Class ASB,
3.452%, 07/15/2047	318,000	338,886
Series 2014-CR19, Class A5,
3.796%, 08/10/2047	1,489,000	1,642,441
Series 2014-UBS4, Class A5,
3.694%, 08/10/2047	413,000	449,196
Series 2014-UBS6, Class AM,
4.048%, 12/10/2047	1,206,000	1,315,706
Series 2014-UBS6, Class ASB,
3.387%, 12/10/2047	843,000	898,371
Commercial Mortgage Trust (Deutsche Bank
AG), Series 2010-C1, Class A2
3.830%, 07/10/2046 (S)	195,559	200,291
Commercial Mortgage Trust (Deutsche Bank
AG/Jefferies & Company),
Series 2014-UBS5, Class ASB
3.548%, 09/10/2047	195,000	207,671
CSAIL Commercial Mortgage Trust
Series 2015-C4, Class A4,
3.808%, 11/15/2048	524,000	578,719
Series 2016-C5, Class ASB,
3.533%, 11/15/2048	279,000	301,447
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A1
3.742%, 11/10/2046 (S)	12,652	12,707
GS Mortgage Securities Trust
Series 2011-GC5, Class A2,
2.999%, 08/10/2044	100,638	100,583
Series 2012-GCJ7, Class A2,
2.318%, 05/10/2045	1,138,299	1,141,611
Series 2012-GCJ7, Class AAB,
2.935%, 05/10/2045	181,000	186,357

The accompanying notes are an integral part of the financial statements.

86

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
GS Mortgage Securities Trust (continued)
Series 2013-GC16, Class A1,
1.264%, 11/10/2046	$53,221	$53,224
Series 2014-GC18, Class AAB,
3.648%, 01/10/2047	361,000	389,938
Series 2014-GC20, Class AAB,
3.655%, 04/10/2047	237,000	256,178
Series 2015-GC32, Class AAB,
3.278%, 10/10/2048	646,000	687,046
Impact Funding Affordable Multifamily
Housing Mortgage Loan Trust,
Series 2010-1, Class A1
5.314%, 01/25/2051 (S)	1,920,080	2,253,992
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class A2,
2.977%, 11/15/2045	534,510	548,729
Series 2015-C28, Class A3,
2.912%, 10/15/2048	1,931,000	2,005,748
Series 2015-C30, Class AS,
4.226%, 07/15/2048 (P)	1,309,000	1,460,128
Series 2015-C31, Class ASB,
3.540%, 08/15/2048	400,000	432,664
Series 2016-C1, Class ASB,
3.316%, 03/15/2049	1,019,000	1,087,827
JPMDB Commercial Mortgage
Securities Trust, Series 2016-C2, Class ASB
2.954%, 06/15/2049	1,117,000	1,168,935
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2004-IN2, Class A2,
5.115%, 07/15/2041	10,192	10,189
Series 2010-CNTR, Class A1,
3.300%, 08/05/2032 (S)	214,525	219,328
Series 2010-CNTR, Class A2,
4.311%, 08/05/2032 (S)	841,000	898,973
Series 2011-C4, Class A3,
4.106%, 07/15/2046 (S)	2,104,483	2,186,485
Series 2012-LC9, Class A2,
1.677%, 12/15/2047	414,254	415,298
Series 2013-C13, Class ASB,
3.414%, 01/15/2046	835,000	888,615
Series 2015-JP1, Class ASB,
3.733%, 01/15/2049	280,000	306,658
Series 2016-JP2, Class ASB,
2.814%, 08/15/2049	898,000	925,009
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2013-C10, Class A1,
1.394%, 07/15/2046	322,011	322,211
Series 2013-C10, Class A2,
2.964%, 07/15/2046	358,000	365,941
Series 2013-C9, Class A,
1.970%, 05/15/2046	285,094	287,010
Series 2015-C23, Class A3,
3.451%, 07/15/2050	323,000	349,423
Series 2015-C25, Class ASB,
3.383%, 10/15/2048	2,640,000	2,822,469
Series 2016-C28, Class ASB,
3.288%, 04/15/2025	1,003,000	1,065,932
Morgan Stanley Capital I Trust
Series 2011-C2, Class A2,
3.476%, 06/15/2044 (S)	196,146	196,235

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Morgan Stanley Capital I Trust (continued)
Series 2011-C3, Class A2,
3.224%, 07/15/2049	$10,022	$10,012
Series 2016-UB11, Class A1,
1.445%, 08/15/2049	1,468,000	1,465,607
Series 2016-UB11, Class ASB,
2.606%, 08/15/2049	646,000	663,526
Series 2016-UBS9, Class A1,
1.711%, 03/15/2049	711,632	710,816
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A2,
2.113%, 05/10/2063	848,848	852,653
Series 2012-C4, Class A2,
1.712%, 12/10/2045	909,000	910,963
		45,616,661
U.S. Government Agency - 1.5%
Federal Home Loan Mortgage Corp.
Series 2014-HQ1, Class M1,
2.096%, 08/25/2024 (P)	155,562	155,754
Series 300, Class 300,
3.000%, 01/15/2043 (C)	6,667,967	6,918,861
Series 4225, Class A, 4.000%, 09/15/2040	750,519	796,607
Federal National Mortgage Association
Series 2007-108, Class AN,
8.156%, 11/25/2037 (P)	301,776	365,308
Series 2012-112, Class DA,
3.000%, 10/25/2042	3,457,532	3,583,940
Series 2012-134, Class LC,
3.000%, 12/25/2042	485,711	504,410
Series 2016-59, Class CA,
3.500%, 09/25/2043	5,860,000	6,112,557
Series 2016-M6, Class A2,
2.488%, 05/25/2026	2,739,000	2,814,247
Series 411, Class A3, 3.000%, 08/25/2042	457,796	469,024
		21,720,708
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $66,600,818)		$67,337,369

ASSET BACKED SECURITIES - 13.3%
Ally Auto Receivables Trust, Series 2014-1,
Class A4
1.530%, 04/15/2019	1,138,000	1,141,326
Ally Master Owner Trust
Series 2012-5, Class A, 1.540%, 09/15/2019	776,000	778,221
Series 2014-3, Class A, 1.330%, 03/15/2019	2,487,000	2,488,145
AmeriCredit Automobile Receivables Trust,
Series 2016-3, Class A2A
1.660%, 11/08/2019	887,000	886,128
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class A,
2.100%, 03/20/2019 (S)	1,139,000	1,141,886
Series 2014-2A, Class A,
2.500%, 02/20/2021 (S)	940,000	945,311
Series 2016-2A, Class A,
2.720%, 11/20/2022 (S)	2,212,000	2,226,689
Bank of The West Auto Trust, Series 2014-1,
Class A3
1.090%, 03/15/2019 (S)	389,064	388,808
California Republic Auto Receivables Trust
Series 2014-2, Class A4,
1.570%, 12/16/2019	318,000	318,255

The accompanying notes are an integral part of the financial statements.

87

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
California Republic Auto
Receivables Trust (continued)
Series 2014-3, Class A4,
1.790%, 03/16/2020	$255,000	$255,799
Series 2015-1, Class A4,
1.820%, 09/15/2020	730,000	732,359
Series 2015-2, Class A3,
1.310%, 08/15/2019	708,000	708,064
Series 2015-4, Class A2,
1.600%, 09/17/2018 (S)	650,064	650,730
Series 2015-4, Class A4,
2.580%, 06/15/2021 (S)	1,199,000	1,223,671
Series 2016-1, Class A3,
1.890%, 05/15/2020	1,599,000	1,605,975
Series 2016-1, Class A4,
2.240%, 10/15/2021	890,000	900,467
Series 2016-2, Class A2,
1.470%, 03/15/2019	901,000	900,347
Series 2016-2, Class A4,
2.140%, 12/15/2021	1,584,000	1,581,813
Capital Auto Receivables Asset Trust
Series 2013-2, Class A4,
1.560%, 07/20/2018	196,278	196,303
Series 2013-3, Class A4,
1.680%, 04/20/2018	261,973	262,140
Series 2013-4, Class A4,
1.470%, 07/20/2018	985,000	986,109
Series 2014-1, Class A4,
1.690%, 10/22/2018	1,425,000	1,426,917
Series 2014-2, Class A4,
1.620%, 10/22/2018	305,000	305,251
Series 2015-1, Class A3,
1.610%, 06/20/2019	1,378,000	1,382,385
Series 2015-1, Class A4,
1.860%, 10/21/2019	1,232,000	1,236,370
Series 2015-2, Class A2,
1.390%, 09/20/2018	715,000	715,774
Series 2015-2, Class A3,
1.730%, 09/20/2019	2,437,000	2,441,531
Series 2015-2, Class A4,
1.970%, 01/21/2020	3,131,000	3,147,918
Series 2015-3, Class A1A,
1.390%, 02/20/2018 (S)	3,572,000	3,571,666
Series 2015-3, Class A3,
1.940%, 01/21/2020	1,540,000	1,547,353
Series 2015-4, Class A2,
1.620%, 03/20/2019	946,000	946,703
Series 2015-4, Class A3,
1.830%, 03/20/2020	1,736,000	1,741,197
Series 2015-4, Class A4,
2.010%, 07/20/2020	776,000	780,113
Series 2016-1, Class A2A,
1.500%, 11/20/2018	2,080,000	2,081,389
Series 2016-1, Class A3,
1.730%, 04/20/2020	1,690,000	1,692,585
Series 2016-1, Class A4,
1.980%, 10/20/2020	765,000	768,191
Series 2016-2, Class A2A,
1.320%, 01/22/2019	552,000	551,171
Series 2016-2, Class A3,
1.460%, 06/20/2020	1,325,000	1,320,394
Capital One Multi-Asset Execution Trust
Series 2014-A5, Class A,
1.480%, 07/15/2020	3,223,000	3,235,946

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Capital One Multi-Asset
Execution Trust (continued)
Series 2015-A1, Class A,
1.390%, 01/15/2021	$162,000	$162,580
Series 2016-A5, Class A5,
1.660%, 06/17/2024	2,153,000	2,152,361
Chrysler Capital Auto Receivables Trust,
Series 2016-AA, Class A3
1.770%, 10/15/2020 (S)	2,720,000	2,725,249
Citibank Credit Card Issuance Trust
Series 2013-A2, Class A2,
0.723%, 05/26/2020 (P)	838,000	839,018
Series 2014-A8, Class A8,
1.730%, 04/09/2020	700,000	707,177
Discover Card Execution Note Trust,
Series 2016-A2, Class A2
1.021%, 09/15/2021 (P)	1,067,000	1,073,510
Flagship Credit Auto Trust, Series 2016-3,
Class A2
2.540%, 11/15/2020 (S)	910,000	907,552
Ford Credit Auto Owner Trust
Series 2014-1, Class A,
2.260%, 11/15/2025 (S)	2,562,000	2,604,718
Series 2015-2, Class A,
2.440%, 01/15/2027 (S)	3,777,000	3,865,606
Series 2016-1, Class A,
2.310%, 08/15/2027 (S)	4,784,000	4,865,874
Series 2016-2, Class A,
2.030%, 12/15/2027 (S)	3,419,000	3,433,997
Series 2016-B, Class A4,
1.520%, 08/15/2021	744,000	745,121
Ford Credit Floorplan Master Owner Trust A
Series 2012-2, Class A, 1.920%, 01/15/2019	1,249,000	1,252,687
Series 2014-1, Class A1,
1.200%, 02/15/2019	682,000	682,258
Series 2015-2, Class A2,
1.005%, 01/15/2022 (P)	842,000	840,110
Series 2016-1, Class A2,
1.335%, 02/15/2021 (P)	521,000	526,129
Hertz Vehicle Financing II LP, Series 2015-1A,
Class A
2.730%, 03/25/2021 (S)	802,000	811,056
Hertz Vehicle Financing LLC
Series 2013-1A, Class A2,
1.830%, 08/25/2019 (S)	750,000	745,829
Series 2016-3A, Class A,
2.270%, 07/25/2020 (S)	1,787,000	1,784,981
Series 2016-4A, Class A,
2.650%, 07/15/2022 (S)	1,598,000	1,612,765
Hyundai Auto Receivables Trust,
Series 2013-B, Class A4
1.010%, 02/15/2019	356,969	356,818
Navient Private Education Loan Trust
Series 2014-AA, Class A2B,
1.684%, 02/15/2029 (P)(S)	1,355,000	1,350,781
Series 2014-CTA, Class A,
1.134%, 09/16/2024 (P)(S)	1,546,548	1,538,476
Series 2015-AA, Class A2B,
1.634%, 12/15/2028 (P)(S)	485,000	481,298
Series 2015-CA, Class B,
3.250%, 05/15/2040 (S)	915,000	914,292
Series 2016-AA, Class A2A,
3.910%, 12/15/2045 (S)	2,482,000	2,619,801

The accompanying notes are an integral part of the financial statements.

88

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Navient Student Loan Trust
Series 2014-8, Class A2,
0.886%, 04/25/2023 (P)	$782,000	$779,238
Series 2014-8, Class B,
1.946%, 07/26/2049 (P)	495,000	442,842
Nelnet Student Loan Trust
Series 2004-3, Class A5,
0.818%, 10/27/2036 (P)	1,002,295	964,618
Series 2004-4, Class A5,
0.798%, 01/25/2037 (P)	877,675	846,416
Series 2005-1, Class A5,
0.748%, 10/25/2033 (P)	2,794,911	2,650,141
Series 2005-2, Class A5,
0.724%, 03/23/2037 (P)	1,007,000	953,719
Series 2005-3, Class A5,
0.744%, 12/24/2035 (P)	1,311,402	1,239,142
Series 2005-4, Class A4,
0.804%, 03/22/2032 (P)	668,000	617,136
Series 2010-4, Class A,
1.239%, 04/25/2046 (P)(S)	319,623	318,343
Nissan Auto Receivables Owner Trust
Series 2016-C, Class A2A,
1.070%, 05/15/2019	2,175,000	2,172,506
Series 2016-C, Class A3,
1.180%, 01/15/2021	1,387,000	1,382,426
Series 2016-C, Class A4,
1.380%, 01/17/2023	576,000	573,131
Santander Drive Auto Receivables Trust,
Series 2016-2, Class A2A
1.380%, 07/15/2019	2,299,000	2,299,808
SLC Student Loan Trust, Series 2007-2,
Class A2
1.026%, 05/15/2028 (P)	245,936	243,394
SLM Private Education Loan Trust
Series 2011-A, Class A2,
4.370%, 04/17/2028 (S)	2,171,512	2,240,165
Series 2011-B, Class A2,
3.740%, 02/15/2029 (S)	302,165	310,316
Series 2012-B, Class A2,
3.480%, 10/15/2030 (S)	1,031,521	1,051,331
Series 2012-D, Class A2,
2.950%, 02/15/2046 (S)	2,675,192	2,710,174
Series 2012-E, Class A1,
1.183%, 10/16/2023 (P)(S)	77,016	76,948
Series 2012-E, Class A2B,
2.183%, 06/15/2045 (P)(S)	873,000	885,026
Series 2013-A, Class A1,
1.033%, 08/15/2022 (P)(S)	580,530	580,393
Series 2013-A, Class A2A,
1.770%, 05/17/2027 (S)	549,000	545,932
Series 2013-A, Class A2B,
1.483%, 05/17/2027 (P)(S)	1,189,000	1,195,388
Series 2013-B, Class A1,
1.083%, 07/15/2022 (P)(S)	414,461	414,515
Series 2013-B, Class A2A,
1.850%, 06/17/2030 (S)	1,702,000	1,691,919
Series 2013-B, Class A2B,
1.542%, 06/17/2030 (P)(S)	323,000	323,608
Series 2013-C, Class A2A,
2.940%, 10/15/2031 (S)	985,000	1,001,416
Series 2014-A, Class A2A,
2.590%, 01/15/2026 (S)	984,000	991,813
Series 2014-A, Class A2B,
1.631%, 01/15/2026 (P)(S)	610,000	611,814

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
SLM Student Loan Trust
Series 2004-10, Class A6A,
1.188%, 04/27/2026 (P)(S)	$2,826,000	$2,804,242
Series 2004-3, Class A5,
0.808%, 07/25/2023 (P)	1,055,578	1,047,706
Series 2005-5, Class A3,
0.738%, 04/25/2025 (P)	59,995	59,536
Series 2005-5, Class A4,
0.778%, 10/25/2028 (P)	8,572,000	8,144,424
Series 2005-6, Class A5B,
1.838%, 07/27/2026 (P)	239,878	240,589
Series 2005-6, Class A6,
0.778%, 10/27/2031 (P)	3,420,000	3,300,318
Series 2005-7, Class A4,
0.788%, 10/25/2029 (P)	856,000	823,901
Series 2005-9, Class A5,
0.758%, 01/27/2025 (P)	71,269	71,198
Series 2006-3, Class A5,
0.738%, 01/25/2021 (P)	1,012,000	977,593
Series 2007-2, Class A4,
0.698%, 07/25/2022 (P)	2,578,000	2,425,629
Series 2007-2, Class B,
0.808%, 07/25/2025 (P)	2,151,000	1,717,172
Series 2007-3, Class A3,
0.678%, 04/25/2019 (P)	2,715,487	2,704,420
Series 2007-5, Class A5,
0.718%, 01/25/2024 (P)	688,283	683,616
Series 2010-1, Class A,
0.846%, 03/25/2025 (P)	662,356	644,037
Series 2012-6, Class A3,
1.196%, 05/26/2026 (P)	963,000	940,961
Series 2012-6, Class B,
1.446%, 04/27/2043 (P)	720,000	619,051
Series 2013-1, Class B,
2.246%, 11/25/2043 (P)	185,000	164,248
Series 2013-3, Class B,
1.946%, 09/25/2043 (P)	366,000	313,533
Series 2013-6, Class A3,
1.096%, 06/26/2028 (P)	2,439,000	2,416,215
Series 2014-2, Class A3,
1.036%, 03/26/2029 (P)	1,613,000	1,588,759
Series 2014-2, Class B,
1.946%, 01/25/2045 (P)	100,000	85,149
SMB Private Education Loan Trust
Series 2015-A, Class A1,
1.033%, 07/17/2023 (P)(S)	308,828	308,745
Series 2015-A, Class A2A,
2.490%, 06/15/2027 (S)	5,452,000	5,480,613
Series 2015-A, Class A2B,
1.433%, 06/15/2027 (P)(S)	2,328,000	2,296,134
Series 2015-B, Class A2A,
2.980%, 07/15/2027 (S)	834,000	855,159
Series 2015-B, Class A2B,
1.633%, 07/15/2027 (P)(S)	1,663,000	1,654,782
Series 2015-C, Class A1,
1.333%, 07/15/2022 (P)(S)	1,206,043	1,208,230
Series 2015-C, Class A2A,
2.750%, 07/15/2027 (S)	1,985,000	2,019,400
Series 2015-C, Class A2B,
1.833%, 06/15/2023 (P)(S)	848,000	851,099
Series 2016-A, Class A1,
1.136%, 05/15/2023 (P)(S)	1,499,920	1,500,650
Series 2016-A, Class A2A,
2.700%, 05/15/2031 (S)	3,321,000	3,344,356

The accompanying notes are an integral part of the financial statements.

89

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
SMB Private Education Loan Trust (continued)
Series 2016-A, Class A2B,
1.936%, 05/15/2031 (P)(S)	$2,536,000	$2,549,861
Series 2016-B, Class A1,
1.140%, 11/15/2023 (P)(S)	2,506,000	2,505,991
Series 2016-B, Class A2A,
2.600%, 02/17/2032 (S)	1,611,000	1,613,194
Series 2016-B, Class A2B,
1.940%, 02/17/2032 (P)(S)	2,306,000	2,314,297
Synchrony Credit Card Master Note Trust,
Series 2016-2, Class A
2.150%, 05/15/2024	3,121,000	3,177,113
Toyota Auto Receivables Trust
Series 2016-C, Class A2A,
1.000%, 01/15/2019	1,289,000	1,288,627
Series 2016-C, Class A3,
1.140%, 08/17/2020	1,719,000	1,713,795
Series 2016-C, Class A4,
1.320%, 11/15/2021	1,136,000	1,130,778
Trade MAPS 1, Ltd., Series 2013-1A, Class A
1.138%, 12/10/2018 (P)(S)	2,029,000	2,024,292
Verizon Owner Trust, Series 2016-1A, Class A
1.420%, 01/20/2021 (S)	3,196,000	3,196,532
World Financial Network Credit Card
Master Trust, Series 2014-C, Class A
1.540%, 08/16/2021	272,000	272,614
TOTAL ASSET BACKED SECURITIES (Cost $192,295,139)		$192,003,621

SHORT-TERM INVESTMENTS - 2.9%
Money market funds - 2.9%
State Street Institutional Liquid Reserves Fund,
Premier Class, 0.4275% (Y)	42,432,735	42,432,735
TOTAL SHORT-TERM INVESTMENTS (Cost $42,432,735)		$42,432,735
Total Investments (Core Bond Fund)
(Cost $1,534,519,515) - 107.6%		$1,556,258,607
Other assets and liabilities, net - (7.6%)		(110,385,977)
TOTAL NET ASSETS - 100.0%		$1,445,872,630

SALE COMMITMENTS OUTSTANDING - (0.8)%
U.S. Government Agency - (0.8)%
Federal National Mortgage Association
3.000%, TBA (C)	(4,200,000)	(4,308,680)
4.000%, TBA (C)	(7,200,000)	(7,655,423)
		(11,964,103)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(11,949,188))		$(11,964,103)

Fundamental Global Franchise Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 90.3%
Belgium - 5.6%
Anheuser-Busch InBev SA	203,394	$25,235,421
France - 5.6%
Danone SA	332,537	25,315,180
Ireland - 3.4%
Experian PLC	769,542	15,303,020

Fundamental Global Franchise Fund (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy - 1.9%
Ferrari NV (I)	181,842	$8,753,874
Netherlands - 5.9%
Heineken Holding NV	332,518	26,804,486
South Korea - 2.7%
Samsung Electronics Company, Ltd.	8,459	12,269,516
Switzerland - 3.6%
Nestle SA	207,596	16,543,912
United Kingdom - 14.2%
British American Tobacco PLC	312,298	19,375,728
Diageo PLC	530,953	14,715,289
IHS Markit, Ltd. (I)	393,659	14,691,354
Imperial Brands PLC	293,021	15,369,879
		64,152,250
United States - 47.4%
Alphabet, Inc., Class A (I)	8,050	6,358,293
Alphabet, Inc., Class C (I)	8,265	6,339,668
Amazon.com, Inc. (I)	25,414	19,547,432
American Express Company	104,047	6,823,402
American Tower Corp.	99,790	11,314,190
Amgen, Inc.	47,243	8,034,145
Apple, Inc.	189,293	20,083,987
eBay, Inc. (I)	1,023,792	32,925,151
Express Scripts Holding Company (I)	92,829	6,748,668
McDonald’s Corp.	97,426	11,268,291
Mead Johnson Nutrition Company	129,830	11,044,638
PepsiCo, Inc.	94,784	10,118,192
Ralph Lauren Corp.	207,584	21,509,855
Tempur Sealy International, Inc. (I)	159,292	12,491,679
The Coca-Cola Company	134,650	5,847,850
The Procter & Gamble Company	142,011	12,398,980
Twenty-First Century Fox, Inc., Class A	263,150	6,457,701
Visa, Inc., Class A	66,430	5,374,187
		214,686,309
TOTAL COMMON STOCKS (Cost $322,040,995)		$409,063,968

SHORT-TERM INVESTMENTS - 9.5%
Money market funds - 9.5%
JPMorgan U.S. Treasury Plus Money Market
Fund, Institutional Class, 0.1886% (Y)	43,024,739	43,024,739
TOTAL SHORT-TERM INVESTMENTS (Cost $43,024,739)		$43,024,739
Total Investments (Fundamental Global Franchise Fund)
(Cost $365,065,734) - 99.8%		$452,088,707
Other assets and liabilities, net - 0.2%		1,063,951
TOTAL NET ASSETS - 100.0%		$453,152,658

Global Bond Fund

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 33.5%
Canada - 4.0%
Government of Canada
1.500%, 12/01/2044	CAD	335,010	$345,491
Province of Alberta
1.250%, 06/01/2020		2,100,000	1,608,420

The accompanying notes are an integral part of the financial statements.

90

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Alberta (continued)
2.350%, 06/01/2025	CAD	2,200,000	$1,737,201
Province of British Columbia
4.300%, 06/18/2042		500,000	505,296
Province of Ontario
2.400%, 06/02/2026		6,900,000	5,502,321
2.450%, 06/29/2022		$1,100,000	1,138,644
2.600%, 06/02/2025	CAD	2,900,000	2,358,146
3.150%, 06/02/2022		600,000	502,336
3.500%, 06/02/2024		3,800,000	3,285,432
Province of Quebec
3.000%, 09/01/2023		1,500,000	1,251,849
4.250%, 12/01/2021		1,900,000	1,662,131
			19,897,267
France - 2.5%
Government of France
1.000%, 11/25/2025	EUR	800,000	966,481
1.750%, 05/25/2023 to 11/25/2024		1,700,000	2,160,322
2.500%, 10/25/2020		4,500,000	5,644,176
3.000%, 04/25/2022		800,000	1,062,813
3.250%, 05/25/2045		1,600,000	2,799,355
			12,633,147
Germany - 0.6%
Federal Republic of Germany
4.250%, 07/04/2039		1,400,000	2,916,081
Greece - 0.5%
Republic of Greece
3.800%, 08/08/2017	JPY	260,000,000	2,393,563
Italy - 2.9%
Republic of Italy
2.700%, 03/01/2047 (S)	EUR	1,800,000	2,226,971
3.250%, 09/01/2046 (S)		1,900,000	2,631,252
4.000%, 02/01/2037		3,400,000	5,185,960
5.000%, 09/01/2040		2,000,000	3,481,276
6.000%, 08/04/2028	GBP	500,000	873,607
			14,399,066
Japan - 7.3%
Government of Japan
0.400%, 03/20/2036	JPY	70,000,000	686,628
1.400%, 09/20/2034		160,000,000	1,859,164
1.600%, 03/20/2033		360,000,000	4,280,101
1.700%, 09/20/2032		2,350,000,000	28,257,191
Tokyo Metropolitan
2.000%, 05/17/2021 (S)		$1,000,000	1,007,783
			36,090,867
Norway - 0.2%
Kommunalbanken AS
6.500%, 04/12/2021	AUD	1,300,000	1,156,559
Poland - 0.0%
Republic of Poland
3.250%, 07/25/2025	PLN	100,000	26,732
Slovenia - 5.1%
Republic of Slovenia
4.125%, 02/18/2019		$4,300,000	4,531,951
4.125%, 02/18/2019 (S)		1,900,000	2,002,429
4.700%, 11/01/2016 (S)	EUR	7,600,000	8,542,460
4.750%, 05/10/2018		$700,000	736,029
5.250%, 02/18/2024		3,400,000	3,933,032

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Slovenia (continued)
Republic of Slovenia (continued)
5.500%, 10/26/2022		$3,000,000	$3,466,905
5.850%, 05/10/2023		1,800,000	2,131,864
			25,344,670
Spain - 3.1%
Autonomous Community of Andalusia
4.850%, 03/17/2020	EUR	900,000	1,161,166
Autonomous Community of Catalonia
4.300%, 11/15/2016		1,700,000	1,900,883
4.750%, 06/04/2018		1,000,000	1,150,974
4.950%, 02/11/2020		700,000	820,869
Autonomous Community of Madrid
4.300%, 09/15/2026		1,300,000	1,858,476
Kingdom of Spain
2.750%, 10/31/2024 (S)		300,000	386,069
2.900%, 10/31/2046 (S)		5,270,000	6,908,205
4.400%, 10/31/2023 (S)		700,000	991,170
			15,177,812
United Kingdom - 7.3%
Government of United Kingdom
2.250%, 09/07/2023	GBP	1,300,000	1,928,788
2.750%, 09/07/2024		1,400,000	2,170,393
3.250%, 01/22/2044		5,500,000	10,601,357
3.500%, 01/22/2045		7,000,000	14,186,451
4.250%, 12/07/2040		2,800,000	6,004,623
4.750%, 12/07/2030 to 12/07/2038		800,000	1,665,303
			36,556,915
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $159,614,976)			$166,592,679

CORPORATE BONDS - 28.2%
Australia - 0.3%
Westpac Banking Corp.
1.850%, 11/26/2018 (S)		$1,500,000	1,513,781
Belgium - 0.2%
KBC Bank NV (8.000% to 01/25/2018,
then 5 Year U.S. Swap Rate + 7.097%)
01/25/2023		1,000,000	1,075,066
Brazil - 0.6%
Petrobras Global Finance BV
7.875%, 03/15/2019		1,200,000	1,280,640
8.375%, 05/23/2021		1,400,000	1,506,330
			2,786,970
Canada - 1.1%
Bank of Montreal
1.750%, 06/15/2022 (S)		2,500,000	2,493,590
Royal Bank of Canada
2.300%, 03/22/2021		1,200,000	1,225,728
The Bank of Nova Scotia
1.875%, 04/26/2021		1,700,000	1,706,887
			5,426,205
Denmark - 8.9%
BRFkredit A/S
3.000%, 10/01/2047	DKK	1,600,000	246,263
Nordea Kredit Realkreditaktieselskab
2.000%, 10/01/2017		8,100,000	1,242,582
2.500%, 10/01/2037		1,600,000	246,485
3.000%, 10/01/2047		6,800,873	1,051,440

The accompanying notes are an integral part of the financial statements.

91

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Denmark (continued)
Nykredit Realkredit A/S
1.000%, 10/01/2016 to 07/01/2017	DKK	27,100,000	$4,076,595
1.000%, 10/01/2017 (C)		31,000,000	4,707,638
2.000%, 04/01/2017 to 10/01/2037		25,276,782	3,860,752
2.500%, 10/01/2037 to 10/01/2047		48,187,239	7,366,185
3.000%, 10/01/2047		27,934,066	4,318,708
Realkredit Danmark A/S
1.000%, 04/01/2017		20,700,000	3,126,187
2.000%, 04/01/2017 to 10/01/2037		53,262,120	8,088,354
2.500%, 10/01/2037 to 10/01/2047		33,851,230	5,173,811
3.000%, 10/01/2047		4,705,750	724,987
			44,229,987
Germany - 0.9%
FMS Wertmanagement AoeR
3.375%, 06/17/2021	EUR	2,500,000	3,285,556
KFW
5.000%, 03/19/2024	AUD	100,000	89,089
Landwirtschaftliche Rentenbank
5.375%, 04/23/2024	NZD	1,500,000	1,260,928
			4,635,573
Greece - 0.1%
Hellenic Railways Organization SA
4.028%, 03/17/2017	EUR	300,000	325,433
Guernsey, Channel Islands - 0.1%
Credit Suisse Group Funding
Guernsey, Ltd.
3.800%, 06/09/2023 (S)		$250,000	253,615
Ireland - 0.3%
Depfa ACS Bank
5.750%, 03/28/2017		1,300,000	1,325,077
Italy - 0.8%
Banca Carige SpA
3.750%, 11/25/2016	EUR	500,000	561,791
3.875%, 10/24/2018		1,435,000	1,704,026
Intesa Sanpaolo SpA
5.017%, 06/26/2024 (S)		$800,000	754,693
5.710%, 01/15/2026 (S)		1,000,000	979,614
			4,000,124
Ivory Coast - 0.5%
African Development Bank
5.250%, 03/23/2022	AUD	3,200,000	2,757,297
Japan - 1.1%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.700%, 03/05/2018 (S)		$700,000	700,979
Development Bank of Japan, Inc.
1.625%, 09/01/2021 (S)		1,600,000	1,588,763
Japan Bank for International Cooperation
1.875%, 07/21/2026		600,000	597,356
Sumitomo Mitsui Financial Group, Inc.
2.337%, 03/09/2021 (P)		2,400,000	2,473,644
			5,360,742
Jersey, Channel Islands - 0.2%
UBS Group Funding Jersey, Ltd.
4.125%, 04/15/2026 (S)		1,000,000	1,055,098
Netherlands - 0.9%
ABN AMRO Bank NV
2.450%, 06/04/2020 (S)		300,000	307,402

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Netherlands (continued)
Cooperatieve Rabobank UA
2.500%, 01/19/2021		$4,000,000	$4,109,604
			4,417,006
Portugal - 0.0%
Novo Banco SA
5.000%, 05/21/2019	EUR	247,000	194,240
Sweden - 0.9%
Stadshypotek AB
2.500%, 09/18/2019	SEK	6,000,000	759,026
Svenska Handelsbanken AB
2.450%, 03/30/2021		$2,900,000	2,972,442
Swedbank AB
2.200%, 03/04/2020 (S)		600,000	608,843
			4,340,311
Switzerland - 2.0%
Credit Suisse AG
6.500%, 08/08/2023		2,300,000	2,517,049
EUROFIMA
6.250%, 12/28/2018	AUD	3,300,000	2,709,095
UBS AG
5.125%, 05/15/2024		$900,000	942,696
7.625%, 08/17/2022		1,250,000	1,464,500
UBS AG (7.250% to 02/22/2017, then
5 Year U.S. Swap Rate + 6.061%)
02/22/2022		2,200,000	2,250,211
			9,883,551
United Kingdom - 5.2%
Barclays Bank PLC
7.625%, 11/21/2022		2,700,000	3,032,100
Barclays Bank PLC (7.750% to
04/10/2018, then 5 Year U.S. Swap
Rate + 6.833%)
04/10/2023		1,900,000	2,014,000
Co-operative Group Holdings 2011, Ltd.
6.875%, 07/08/2020	GBP	1,000,000	1,516,045
GlaxoSmithKline Capital PLC
3.375%, 12/20/2027		300,000	473,507
HBOS PLC
1.331%, 09/30/2016 (P)		$900,000	899,391
1.380%, 09/06/2017 (P)		1,300,000	1,294,695
5.374%, 06/30/2021	EUR	1,000,000	1,299,206
Legal & General Group PLC (5.500% to
06/27/2044, then 5 Year U.K.
Treasury + 3.170%)
06/27/2064	GBP	400,000	565,093
Lloyds Bank PLC
2.050%, 01/22/2019		$700,000	702,014
4.875%, 03/30/2027	GBP	1,000,000	1,751,804
Nationwide Building Society
2.450%, 07/27/2021 (S)		$2,400,000	2,421,434
Pearson Dollar Finance Two PLC
6.250%, 05/06/2018 (S)		1,000,000	1,064,132
Santander UK Group Holdings PLC
2.875%, 08/05/2021		2,500,000	2,493,383
4.750%, 09/15/2025 (S)		1,300,000	1,306,627
Santander UK PLC
2.136%, 03/16/2020 (P)		2,400,000	2,434,138
Tesco PLC
5.000%, 03/24/2023	GBP	100,000	145,171
6.125%, 02/24/2022		950,000	1,443,907

The accompanying notes are an integral part of the financial statements.

92

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United Kingdom (continued)
Virgin Media Secured Finance PLC
4.875%, 01/15/2027	GBP	900,000	$1,237,214
			26,093,861
United States - 4.1%
AbbVie, Inc.
2.850%, 05/14/2023		$2,100,000	2,131,011
Ally Financial, Inc.
2.750%, 01/30/2017		600,000	600,306
3.600%, 05/21/2018		1,000,000	1,016,250
Anheuser-Busch InBev Finance, Inc.
2.650%, 02/01/2021		400,000	412,204
3.300%, 02/01/2023		600,000	629,591
Bank of America Corp.
1.272%, 08/25/2017 (P)		2,000,000	2,002,292
Charter Communications Operating LLC
3.579%, 07/23/2020 (S)		1,500,000	1,568,696
4.464%, 07/23/2022 (S)		1,500,000	1,626,276
6.384%, 10/23/2035 (S)		300,000	358,769
Citigroup, Inc.
1.587%, 06/07/2019 (P)		1,700,000	1,710,533
2.050%, 06/07/2019		700,000	705,275
Ford Motor Credit Company LLC
1.605%, 01/09/2018 (P)		700,000	701,564
5.875%, 08/02/2021		500,000	573,972
International Lease Finance Corp.
6.750%, 09/01/2016 (S)		2,100,000	2,100,000
7.125%, 09/01/2018 (S)		500,000	550,045
Merrill Lynch & Company, Inc.
1.187%, 05/02/2017 (P)		100,000	99,962
MUFG Americas Holdings Corp.
3.000%, 02/10/2025		700,000	709,851
OneMain Financial Holdings, Inc.
6.750%, 12/15/2019 (S)		200,000	210,000
7.250%, 12/15/2021 (S)		200,000	209,500
Pricoa Global Funding I
2.200%, 06/02/2021 (S)		1,200,000	1,213,652
Zimmer Biomet Holdings, Inc.
3.150%, 04/01/2022		1,400,000	1,444,283
			20,574,032
TOTAL CORPORATE BONDS (Cost $139,754,242)			$140,247,969

TERM LOANS (M) - 0.2%
United States - 0.2%
Energy Future Intermediate Holding
Company LLC TBD 12/19/2016 (T)		800,000	803,000
TOTAL TERM LOANS (Cost $803,000)			$803,000

MUNICIPAL BONDS - 0.1%
United States - 0.1%
New Jersey Turnpike Authority
7.102%, 01/01/2041		400,000	618,560
TOTAL MUNICIPAL BONDS (Cost $584,832)			$618,560

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 18.3%
U.S. Government - 10.1%
Treasury Inflation Protected Securities
0.125%, 07/15/2022 to 07/15/2024 (D)		6,737,781	6,762,902
0.250%, 01/15/2025		7,122,920	7,180,794
1.375%, 01/15/2020 (D)		445,812	469,426
2.375%, 01/15/2025 to 01/15/2027		2,393,082	2,876,113

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
Treasury Inflation Protected
Securities (continued)
2.500%, 01/15/2029 (C)		$8,528,830	$10,777,005
U.S. Treasury Bonds
2.750%, 11/15/2042 (C)		12,700,000	14,106,919
3.000%, 05/15/2042 (D)		500,000	581,367
3.000%, 05/15/2045 (C)		600,000	698,367
4.375%, 05/15/2040 (C)		1,500,000	2,133,750
4.625%, 02/15/2040 (D)		300,000	440,695
6.125%, 11/15/2027 (D)		400,000	583,719
U.S. Treasury Notes
1.125%, 06/30/2021		200,000	199,281
2.000%, 02/15/2025 (D)		2,900,000	3,005,012
U.S. Treasury Strip 2.068%, 05/15/2026		500,000	423,758
			50,239,108
U.S. Government Agency - 8.2%
Federal National Mortgage Association
1.576%, 11/01/2042 to 10/01/2044 (P)		1,112,014	1,118,879
2.247%, 11/01/2035 (P)		118,959	122,664
2.510%, 09/01/2035 (P)		39,161	41,173
2.662%, 07/01/2035 (P)		30,635	31,857
3.000%, TBA (C)		21,000,000	21,714,238
3.500%, TBA (C)		6,800,000	7,155,942
3.730%, 01/01/2018		5,000,000	4,996,477
4.500%, TBA (C)		4,700,000	5,127,398
4.500%, 05/01/2029 to 11/01/2044		459,410	503,599
			40,812,227
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $88,441,915)			$91,051,335

COLLATERALIZED MORTGAGE
OBLIGATIONS - 15.1%
Commercial and residential - 14.4%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
3.110%, 09/25/2035 (P)		63,293	52,265
Alba PLC, Series 2005-1, Class A3
0.779%, 11/25/2042 (P)	GBP	854,134	1,010,031
American Home Mortgage
Investment Trust, Series 2004-3,
Class 5A
2.314%, 10/25/2034 (P)		$77,165	77,207
Banc of America Funding Corp.
Series 2006-A, Class 1A1,
2.831%, 02/20/2036 (P)		427,713	418,927
Series 2006-J, Class 4A1,
3.025%, 01/20/2047 (P)		70,636	59,311
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-5, Class 1A2,
2.769%, 08/25/2033 (P)		18,643	18,425
Series 2003-7, Class 6A,
2.749%, 10/25/2033 (P)		47,262	47,481
Series 2003-9, Class 2A1,
3.036%, 02/25/2034 (P)		9,401	9,149
Series 2004-2, Class 22A,
3.087%, 05/25/2034 (P)		103,704	99,826
Series 2004-2, Class 23A,
2.974%, 05/25/2034 (P)		42,189	38,852
Series 2005-2, Class A1,
3.090%, 03/25/2035 (P)		498,201	500,031

The accompanying notes are an integral part of the financial statements.

93

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Bear Stearns Adjustable Rate
Mortgage Trust (continued)
Series 2005-2, Class A2,
2.924%, 03/25/2035 (P)		$101,746	$102,529
Series 2005-4, Class 3A1,
2.772%, 08/25/2035 (P)		272,832	232,206
Series 2005-5, Class A2,
2.460%, 08/25/2035 (P)		302,400	301,253
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1,
2.880%, 09/25/2035 (P)		920,358	791,300
Series 2005-9, Class 24A1,
3.013%, 11/25/2035 (P)		395,366	322,930
Series 2006-8, Class 3A1,
0.606%, 02/25/2034 (P)		40,909	35,872
Series 2006-6, Class 32A1,
2.760%, 11/25/2036 (P)		1,059,002	771,477
Bear Stearns Structured
Products, Inc. Trust, Series 2007-R6,
Class 1A1
2.774%, 01/26/2036 (P)		517,095	402,753
Bella Vista Mortgage Trust, Series 2005-2,
Class 2A1
0.688%, 05/20/2045 (P)		348,246	261,672
Business Mortgage Finance 7 PLC,
Series 7X, Class A1
2.591%, 02/15/2041 (P)	GBP	647,408	807,830
Casa D’este Finance SRL, Series 1,
Class 1A2
0.125%, 09/15/2021 (P)	EUR	533,871	588,372
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class 1A1,
3.040%, 05/25/2035 (P)		$116,158	113,987
Series 2005-11, Class A2A,
2.730%, 10/25/2035 (P)		499,577	492,040
Series 2005-12, Class 2A1,
1.239%, 08/25/2035 (P)(S)		807,453	617,102
Series 2005-5, Class 1A4,
4.404%, 08/25/2035 (P)		5,564,568	4,683,170
Series 2005-6, Class A1,
2.430%, 09/25/2035 (P)		167,084	166,444
Series 2005-7, Class 1A2,
2.520%, 09/25/2035 (P)		1,271,375	1,089,516
Countrywide Alternative Loan Trust
Series 2005-21CB, Class A3,
5.250%, 06/25/2035		76,419	68,732
Series 2005-45, Class 2A1,
2.460%, 10/20/2035 (P)		1,424,374	987,728
Series 2005-56, Class 2A2,
0.494%, 11/25/2035 (P)		45,789	37,023
Series 2005-56, Class 2A3,
0.380%, 11/25/2035 (P)		45,758	35,747
Series 2006-OA19, Class A1,
0.618%, 02/20/2047 (P)		1,148,011	770,699
Series 2007-11T1, Class A12,
0.796%, 05/25/2037 (P)		234,662	128,136
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037		106,186	89,957
Series 2005-81, Class A1,
0.726%, 02/25/2037 (P)		2,124,981	1,668,184
Series 2006-OA1, Class 2A1,
0.648%, 03/20/2046 (P)		707,989	525,187

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2004-12, Class 11A1,
2.832%, 08/25/2034 (P)		$24,649	$20,961
Series 2004-22, Class A3,
2.667%, 11/25/2034 (P)		100,729	95,379
Series 2005-R2, Class 1AF1,
0.786%, 06/25/2035 (P)(S)		174,204	154,072
Series 2004-12, Class 12A1,
2.761%, 08/25/2034 (P)		221,266	188,753
Series 2004-25, Class 1A1,
1.106%, 02/25/2035 (P)		115,763	100,244
Series 2004-25, Class 2A1,
1.126%, 02/25/2035 (P)		143,536	125,965
Series 2005-HYB9, Class 5A1,
2.602%, 02/20/2036 (P)		284,263	249,667
Series 2005-HYB9, Class 3A2A,
2.592%, 02/20/2036 (P)		205,180	179,233
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2003-AR18, Class 2A3,
2.569%, 07/25/2033 (P)		7,873	7,772
Series 2003-AR20, Class 2A1,
2.694%, 08/25/2033 (P)		67,066	66,679
Credit Suisse Mortgage Capital
Certificates, Series 2010-UD1, Class A
5.775%, 12/16/2049 (P)(S)		208,324	210,028
Creso SRL, Series 2, Class A
0.458%, 12/30/2060 (P)	EUR	1,896,659	2,111,178
Darrowby NO 2 PLC, Series 2012-1,
Class A
2.289%, 02/20/2044 (P)	GBP	668,530	882,127
Deutsche Alt-A Securities
Mortgage Loan Trust
Series 2006-AR3, Class A2,
0.566%, 08/25/2036 (P)		$1,412,686	1,106,548
Series 2007-OA4, Class 3A1,
0.629%, 08/25/2047 (P)		1,598,171	1,161,077
Eurosail PLC, Series 2006-1X, Class A2C
0.751%, 06/10/2044 (P)	GBP	1,179,828	1,505,942
Eurosail-UK PLC
Series 2007-3A, Class A3C,
1.524%, 06/13/2045 (P)(S)		1,068,823	1,303,039
Series 2007-3X, Class A3C,
1.524%, 06/13/2045 (P)		992,479	1,209,965
First Flexible PLC, Series 7, Class A
0.831%, 09/15/2033 (P)		120,843	155,444
First Horizon Mortgage Pass
Through Trust, Series 2005-AR3,
Class 2A1
2.758%, 08/25/2035 (P)		$45,732	39,645
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.784%, 11/15/2031 (P)		131,103	125,581
GMACM Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
3.411%, 06/25/2034 (P)		9,380	9,150
Great Hall Mortgages PLC
Series 2006-1, Class A2B,
0.017%, 06/18/2038 (P)	EUR	1,038,469	1,107,607
Series 2007-1, Class A2A,
0.719%, 03/18/2039 (P)	GBP	1,028,380	1,275,489

The accompanying notes are an integral part of the financial statements.

94

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Great Hall Mortgages PLC (continued)
Series 2007-1, Class A2B,
0.093%, 03/18/2039 (P)	EUR	1,195,792	$1,270,230
GreenPoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1
3.135%, 10/25/2033 (P)		$6,963	6,860
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class XA IO
2.306%, 11/10/2045		3,291,722	279,749
GSR Mortgage Loan Trust, Series 2003-1,
Class A2
2.220%, 03/25/2033 (P)		33,462	32,923
HarborView Mortgage Loan Trust
Series 2003-1, Class A,
2.868%, 05/19/2033 (P)		69,919	68,482
Series 2005-4, Class 3A1,
3.034%, 07/19/2035 (P)		20,871	18,352
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A,
2.790%, 12/25/2034 (P)		37,444	35,220
Series 2006-AR4, Class A1A,
0.656%, 05/25/2046 (P)		1,572,608	1,292,578
JPMorgan Alternative Loan Trust
Series 2005-A2, Class 2A1,
2.803%, 12/25/2035 (P)		1,366,435	1,143,387
Series 2006-A5, Class 1A4,
0.686%, 10/25/2036 (P)		3,184,202	2,512,742
Series 2006-A6, Class 2A1,
5.500%, 11/25/2036 (P)		1,948	1,349
Series 2006-S1, Class 3A2,
0.716%, 03/25/2036 (P)		483,294	486,780
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
2.468%, 11/25/2033 (P)		42,982	40,714
Series 2006-A1, Class 3A2,
2.820%, 02/25/2036 (P)		474,943	415,457
Series 2007-A1, Class 5A6,
2.826%, 07/25/2035 (P)		158,473	144,063
Ludgate Funding PLC
Series 2006-1X, Class A2A,
0.778%, 12/01/2060 (P)	GBP	983,577	1,176,097
Series 2008-W1X, Class A1,
1.123%, 01/01/2061 (P)		1,598,282	1,944,053
Merrill Lynch Mortgage Investors Trust
Series 2003-A2, Class 1A1,
2.350%, 02/25/2033 (P)		$58,956	56,406
Series 2005-2, Class 1A,
1.904%, 10/25/2035 (P)		261,538	252,099
Series 2005-A8, Class A3A2,
0.696%, 08/25/2036 (P)		5,753	5,745
Series 2003-C, Class A1,
1.106%, 06/25/2028 (P)		192,923	182,963
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5, Class A4,
5.378%, 08/12/2048		709,313	713,501
Series 2007-8, Class A3,
5.875%, 08/12/2049 (P)		1,949,290	1,995,933
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 4A
6.000%, 02/25/2036		927,883	892,013

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
MRFC Mortgage Pass Through Trust,
Series 2000-TBC3, Class A1
0.874%, 12/15/2030 (P)		$219,064	$208,358
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 1A,
0.886%, 10/07/2020 (P)		1,522,934	1,525,966
Series 2010-R2, Class 2A,
0.906%, 11/05/2020 (P)		11,069,606	11,066,426
Residential Accredit Loans Trust
Series 2006-QO6, Class A1,
0.626%, 06/25/2046 (P)		1,350,863	549,638
Series 2007-QA4, Class A1A,
0.596%, 06/25/2037 (P)		3,025,549	2,150,620
Series 2007-QO2, Class A1,
0.596%, 02/25/2047 (P)		285,342	163,558
Series 2007-QS1, Class 1A1,
6.000%, 01/25/2037		970,643	806,581
Series 2006-QO3, Class A1,
0.656%, 04/25/2046 (P)		829,944	377,399
Residential Asset Securitization Trust,
Series 2006-R1, Class A2
0.846%, 01/25/2046 (P)		305,893	144,527
Residential Funding Mortgage
Securities Trust, Series 2005-SA4,
Class 1A21
3.137%, 09/25/2035 (P)		95,944	73,124
RMAC Securities PLC,
Series 2006-NS1X, Class A2A
0.741%, 06/12/2044 (P)	GBP	687,721	819,672
Sequoia Mortgage Trust, Series 5, Class A
1.139%, 10/19/2026 (P)		$53,145	51,700
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-1, Class 4A1,
2.758%, 02/25/2034 (P)		67,581	67,305
Series 2004-1, Class 4A2,
2.758%, 02/25/2034 (P)		371,695	372,847
Series 2004-12, Class 7A1,
2.838%, 09/25/2034 (P)		133,045	131,893
Series 2004-19, Class 2A1,
1.810%, 01/25/2035 (P)		456,030	355,013
Series 2004-4, Class 3A2,
2.896%, 04/25/2034 (P)		127,464	126,467
Structured Asset
Mortgage Investments, Inc.
Series 2007-AR1, Class 2A,
0.626%, 01/25/2037 (P)		698,676	575,303
Series 2006-AR3, Class 12A1,
0.666%, 05/25/2036 (P)		1,027,824	787,746
Swan Trust, Series 2010-1, Class A
3.150%, 04/25/2041 (P)	AUD	517,698	391,388
Thornburg Mortgage Securities Trust
Series 2007-3, Class 2A1,
2.487%, 06/25/2047 (P)		$153,442	137,390
Series 2007-3, Class 3A1,
2.487%, 06/25/2047 (P)		310,155	275,942
Series 2007-3, Class 4A1,
5.750%, 06/25/2047 (P)		251,815	228,541
Uropa Securities PLC
Series 2008-1, Class A,
0.775%, 06/10/2059 (P)	GBP	345,015	424,626

The accompanying notes are an integral part of the financial statements.

95

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Uropa Securities PLC (continued)
Series 2008-1, Class B,
1.325%, 06/10/2059 (P)	GBP	63,000	$71,753
Series 2008-1, Class M1,
0.925%, 06/10/2059 (P)		76,000	90,260
Series 2008-1, Class M2,
1.125%, 06/10/2059 (P)		60,000	70,257
WaMu Mortgage Pass-
Through Certificates
Series 2002-AR17, Class 1A,
1.610%, 11/25/2042 (P)		$151,088	139,406
Series 2003-AR5, Class A7,
2.815%, 06/25/2033 (P)		37,653	37,976
Series 2005-AR13, Class A1A1,
0.736%, 10/25/2045 (P)		84,820	80,152
Series 2005-AR2, Class 2A1A,
0.756%, 01/25/2045 (P)		129,903	122,907
Series 2006-AR13, Class 2A,
2.178%, 10/25/2046 (P)		1,492,011	1,330,047
Series 2006-AR17, Class 1A1A,
1.186%, 12/25/2046 (P)		242,456	204,035
Series 2006-AR3, Class A1A,
1.410%, 02/25/2046 (P)		538,757	489,656
Series 2006-AR5, Class 3A,
1.350%, 07/25/2046 (P)		187,689	125,020
Wells Fargo Mortgage Backed
Securities Trust, Series 2004-S,
Class A1
2.785%, 09/25/2034 (P)		68,144	69,272
			71,425,363
U.S. Government Agency - 0.7%
Federal Home Loan Mortgage Corp.
Series 4579, Class FD,
0.786%, 01/15/2038 (P)		1,036,403	1,031,162
Series 4579, Class SD IO,
1.926%, 01/15/2038 (P)		1,036,403	62,599
Series T-63, Class 1A1,
1.576%, 02/25/2045 (P)		124,282	127,012
Federal National Mortgage Association
Series 2003-W6, Class F,
0.796%, 09/25/2042 (P)		237,122	235,907
Series 2004-W2, Class 5AF,
0.796%, 03/25/2044 (P)		116,899	116,826
Series 2005-120, Class NF,
0.546%, 01/25/2021 (P)		1,531	1,531
Series 2006-15, Class FC,
0.576%, 03/25/2036 (P)		132,316	127,216
Series 2006-16, Class FC,
0.746%, 03/25/2036 (P)		441,612	440,279
Series 2006-48, Class TF,
0.846%, 06/25/2036 (P)		62,460	62,331
Series 2006-5, Class 3A2,
2.556%, 05/25/2035 (P)		195,337	205,499
Series 2009-104, Class FA,
1.253%, 12/25/2039 (P)		447,844	453,550
Series 2010-46, Class WF,
1.196%, 05/25/2040 (P)		241,396	244,092

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2013-130, Class FB,
0.896%, 01/25/2044 (P)		$352,658	$352,534
			3,460,538
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $80,305,476)			$74,885,901

ASSET BACKED SECURITIES - 1.7%
Ares XXV CLO, Ltd., Series 2012-3A,
Class AR
1.835%, 01/17/2024 (P)(S)		2,500,000	2,500,000
Highlander Euro CDO BV,
Series 2006-NX, Class B
0.315%, 09/06/2022 (P)	EUR	749,957	836,113
Highlander Euro CDO III BV,
Series 2007-3A, Class A
0.068%, 05/01/2023 (P)(S)		586,703	648,969
Jubilee CDO VI BV, Series A, Class A1B
0.169%, 09/20/2022 (P)(S)		806,761	897,766
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
1.006%, 10/25/2034 (P)		$134,514	125,369
Mercator CLO II PLC, Series A, Class A1
0.314%, 02/18/2024 (P)(S)	EUR	45,532	50,663
Neuberger Berman CLO XII, Ltd.,
Series 2012-12A, Class A2RR
1.931%, 07/25/2023 (P)(S)		$1,800,000	1,799,244
OHA Credit Partners VI, Ltd.,
Series 2012-6A, Class AR
1.846%, 05/15/2023 (P)(S)		1,189,810	1,189,712
Panther CDO V BV, Series 2015-A,
Class A1
0.148%, 10/15/2084 (P)(S)	EUR	299,902	329,365
Penta CLO SA, Series 2007-1X, Class A1
0.172%, 06/04/2024 (P)		176,464	196,046
SACO I Trust, Series 2005-10, Class 1A
0.966%, 06/25/2036 (P)		$92,542	171,837
TOTAL ASSET BACKED SECURITIES (Cost $8,859,293)			$8,745,084

COMMON STOCKS - 0.0%
United States - 0.0%
Rescap Liquidating Trust (I)		3,662	37,902
TOTAL COMMON STOCKS (Cost $11,535)			$37,902

PREFERRED SECURITIES - 0.0%
United States - 0.0%
Navient Corp., 3.072% (P)		6,200	154,070
TOTAL PREFERRED SECURITIES (Cost $69,750)			$154,070

ESCROW SHARES - 0.1%
United States - 0.1%
Lehman Brothers Holdings, Inc.
5.625%, 01/24/2049 (I)		3,600,000	261,000
6.875%, 05/02/2018 (I)		4,200,000	309,960
TOTAL ESCROW SHARES (Cost $0)			$570,960

The accompanying notes are an integral part of the financial statements.

96

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Global Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
PURCHASED OPTIONS - 0.1%
Call options - 0.0%
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 6-month LIBOR (Expiration Date:
12/13/2016; Strike Rate: 1.000%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	6,600,000	$16,903
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 6-month LIBOR (Expiration Date:
12/21/2016; Strike Rate: 1.000%;
Counterparty: Citibank N.A.) (I)	6,900,000	19,154
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 6-month LIBOR (Expiration Date:
12/21/2016; Strike Rate: 1.000%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	8,800,000	24,429
Over the Counter Option on the USD vs.
SGD (Expiration Date: 09/15/2016;
Strike Price: $1.35; Counterparty:
HSBC Bank USA) (I)	1,300,000	11,246
		71,732
Put options - 0.1%
Exchange Traded Option on 5 Year
U.S. Treasury Note Futures (Expiration
Date: 11/25/2016; Strike
Price: $112.00) (I)	1,120,000	8,751
Exchange Traded Option on 10 Year
U.S. Treasury Note Futures (Expiration
Date: 11/25/2016; Strike
Price: $114.00) (I)	500,000	500
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.100% and pay a floating rate based
on 6-month LIBOR (Expiration Date:
01/09/2017; Strike Rate: 1.100%;
Counterparty: Goldman Sachs
and Company) (I)	90,600,000	83,080
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.250% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
12/27/2016; Strike Rate: 1.250%;
Counterparty: Citibank N.A.) (I)	164,100,000	66,460
Over the Counter Option on 10 Year
Interest Rate Swap. Receive a fixed rate
of 0.400% and pay a floating rate based
on 6-month JPY LIBOR (Expiration
Date: 03/03/2017; Strike Rate: 0.400%;
Counterparty: JPMorgan
Chase Bank) (I)	120,000,000	4,493
Over the Counter Option on the EUR vs.
USD (Expiration Date: 09/26/2016;
Strike Price: EUR 1.10; Counterparty:
Deutsche Bank AG) (I)	2,767,000	11,090
Over the Counter Option on the EUR vs.
USD (Expiration Date: 09/26/2016;
Strike Price: EUR 1.10; Counterparty:
Standard Chartered Bank, London) (I)	1,933,000	7,747

Global Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
PURCHASED OPTIONS (continued)
Put options (continued)
Over the Counter Option on the GBP vs.
USD (Expiration Date: 09/28/2016;
Strike Price: GBP 1.34; Counterparty:
Bank of America, N.A.) (I)		2,800,000	$76,761
Over the Counter Option on the GBP vs.
USD (Expiration Date: 10/10/2016;
Strike Price: GBP 1.25; Counterparty:
Standard Chartered Bank, London) (I)		2,400,000	3,974
Over the Counter Option on the USD vs.
MXN (Expiration Date: 09/13/2016;
Strike Price: $18.10; Counterparty:
Morgan Stanley Company, Inc.) (I)		2,800,000	2,013
Over the Counter Option on the USD vs.
SGD (Expiration Date: 09/15/2016;
Strike Price: $1.35; Counterparty:
HSBC Bank USA) (I)		1,300,000	3,116
			267,985
TOTAL PURCHASED OPTIONS (Cost $626,104)			$339,717

SHORT-TERM INVESTMENTS - 18.7%
Foreign government - 16.9%
Japan Treasury Discount Bill, 0.000%
09/12/2016 *	JPY	2,310,000,000	22,326,993
10/11/2016 *		2,060,000,000	19,914,196
10/17/2016 *		1,020,000,000	9,860,585
10/24/2016 *		1,020,000,000	9,861,038
10/31/2016 *		1,020,000,000	9,861,512
11/21/2016 *		750,000,000	7,252,424
11/28/2016 *		250,000,000	2,417,624
02/10/2017 *		260,000,000	2,515,714
			84,010,086
U.S. Government - 0.1%
U.S. Treasury Bill
0.263%, 11/03/2016 (D)*		$287,000	286,862
U.S. Government Agency - 0.8%
Federal Home Loan Bank Discount Notes
0.290%, 10/26/2016 *		300,000	299,863
0.295%, 10/21/2016 *		2,600,000	2,598,916
0.300%, 10/13/2016 *		1,000,000	999,650
			3,898,429
Repurchase agreement - 0.9%
Repurchase Agreement with State
Street Corp. dated 08/31/2016 at
0.030% to be repurchased at $4,728,004
on 09/01/2016, collateralized by
$ 4,700,000 U.S. Treasury Notes, 1.750%
due 05/15/2023 (valued at $4,823,375,
including interest)		4,728,000	4,728,000
TOTAL SHORT-TERM INVESTMENTS (Cost $92,531,544)			$92,923,377
Total Investments (Global Bond Fund)
(Cost $571,602,667) - 116.0%			$576,970,554
Other assets and liabilities, net - (16.0%)			(79,738,704)
TOTAL NET ASSETS - 100.0%			$497,231,850
SALE COMMITMENTS OUTSTANDING - (1.3)%
U.S. Government Agency - (1.3)%
Federal National Mortgage Association
4.500%, TBA (C)		(4,700,000)	(5,127,398)
4.500%, TBA (C)		(700,000)	(764,477)

The accompanying notes are an integral part of the financial statements.

97

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Global Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
SALE COMMITMENTS OUTSTANDING (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
4.500%, TBA (C)	(300,000)	$(327,340)
		(6,219,215)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(6,215,840))		$(6,219,215)

Global Real Estate Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 97.8%
Australia - 6.3%
Dexus Property Group	223,274	$1,628,686
Goodman Group	43,737	249,039
Investa Office Fund	22,983	78,673
Mirvac Group	1,252,741	2,180,350
Scentre Group	925,476	3,452,666
Vicinity Centres	1,457,516	3,621,842
Viva Energy REIT (I)	317,938	606,925
Westfield Corp. (I)	272,747	2,091,960
		13,910,141
Austria - 0.8%
BUWOG AG (I)	68,833	1,790,596
Canada - 1.7%
Chartwell Retirement Residences	197,586	2,324,807
First Capital Realty, Inc.	81,273	1,375,208
		3,700,015
Finland - 0.5%
Citycon OYJ	409,838	1,051,114
France - 3.4%
Gecina SA	10,438	1,635,987
ICADE	9,763	754,837
Klepierre	63,702	2,991,632
Unibail-Rodamco SE	8,132	2,237,658
		7,620,114
Germany - 3.5%
ADO Properties SA (S)	31,829	1,393,619
alstria office REIT AG (I)	87,532	1,220,718
Deutsche Wohnen AG	3,256	122,229
LEG Immobilien AG (I)	13,930	1,357,903
TLG Immobilien AG	28,907	653,567
Vonovia SE	80,407	3,124,117
		7,872,153
Hong Kong - 7.1%
Cheung Kong Property Holdings, Ltd.	602,755	4,225,586
Hongkong Land Holdings, Ltd.	300,500	1,947,629
Link REIT	348,256	2,529,704
Sino Land Company, Ltd.	1,065,727	1,821,426
Sun Hung Kai Properties, Ltd.	179,381	2,519,994
Swire Properties, Ltd.	187,200	526,513
The Wharf Holdings, Ltd.	306,888	2,162,804
		15,733,656
Ireland - 1.0%
Green REIT PLC	487,464	800,753

Global Real Estate Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Ireland (continued)
Hibernia REIT PLC	844,859	$1,317,472
		2,118,225
Japan - 10.5%
Advance Residence Investment Corp.	143	381,505
Daibiru Corp.	80,800	744,759
Frontier Real Estate Investment Corp.	245	1,198,214
Global One Real Estate Investment Corp.	240	914,005
GLP J-REIT (I)	442	548,333
Invesco Office J-REIT, Inc.	624	563,069
Japan Logistics Fund, Inc.	536	1,222,219
Japan Real Estate Investment Corp.	357	2,099,246
Mitsubishi Estate Company, Ltd.	253,000	4,793,104
Mitsui Fudosan Company, Ltd.	196,000	4,232,366
Mitsui Fudosan Logistics Park, Inc.	140	393,621
Mori Hills REIT Investment Corp., Class C	768	1,161,800
Mori Trust Sogo REIT, Inc.	612	1,080,956
Nippon Accommodations Fund, Inc.	123	527,317
Nomura Real Estate Master Fund, Inc.	210	346,080
NTT Urban Development Corp.	108,400	996,295
Sekisui House REIT, Inc.	424	598,143
Tokyo Tatemono Company, Ltd.	40,800	479,624
United Urban Investment Corp.	596	1,062,843
		23,343,499
Malta - 0.1%
BGP Holdings PLC (I)	4,606,148	292,862
Netherlands - 0.5%
Wereldhave NV	23,787	1,141,779
Singapore - 1.9%
CapitaLand Mall Trust	527,500	835,831
CapitaLand, Ltd.	600,400	1,350,001
City Developments, Ltd.	85,100	529,148
Frasers Logistics & Industrial Trust (I)	1,452,900	1,039,728
Keppel REIT	720,100	562,788
		4,317,496
Sweden - 1.4%
Castellum AB	46,680	705,746
Fabege AB	47,339	877,408
Hufvudstaden AB, A Shares	88,863	1,544,718
		3,127,872
Switzerland - 0.5%
PSP Swiss Property AG	11,697	1,120,796
United Kingdom - 5.5%
Assura PLC	606,957	466,297
Great Portland Estates PLC	119,044	1,059,264
Hammerson PLC	282,324	2,150,718
Land Securities Group PLC	122,196	1,755,432
LondonMetric Property PLC	221,195	476,922
Safestore Holdings PLC	70,342	344,082
Segro PLC	360,222	2,144,199
St. Modwen Properties PLC	141,439	531,983
The British Land Company PLC	308,266	2,684,861
The UNITE Group PLC	63,985	526,576
		12,140,334
United States - 53.1%
Agree Realty Corp.	27,957	1,341,656
Alexandria Real Estate Equities, Inc.	25,485	2,805,644
American Campus Communities, Inc.	22,291	1,117,002
AvalonBay Communities, Inc.	12,154	2,127,072
Boston Properties, Inc.	22,875	3,205,474

The accompanying notes are an integral part of the financial statements.

98

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Global Real Estate Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United States (continued)
Brixmor Property Group, Inc.	114,858	$3,280,344
Camden Property Trust	26,666	2,340,475
CoreSite Realty Corp.	7,411	578,206
Crown Castle International Corp.	11,729	1,111,557
CubeSmart	62,013	1,707,218
DDR Corp.	144,474	2,732,003
DiamondRock Hospitality Company	148,594	1,573,610
Digital Realty Trust, Inc.	24,599	2,437,515
Douglas Emmett, Inc.	64,209	2,411,690
Duke Realty Corp.	84,906	2,387,557
DuPont Fabros Technology, Inc.	40,191	1,704,098
Empire State Realty Trust, Inc., Class A	28,765	617,585
Equity Commonwealth (I)	30,350	949,652
Equity LifeStyle Properties, Inc.	19,867	1,540,289
Equity One, Inc.	48,682	1,511,089
Equity Residential	108,205	7,019,258
Four Corners Property Trust, Inc.	51,463	1,065,799
General Growth Properties, Inc.	91,455	2,664,999
HCP, Inc.	69,885	2,748,577
Healthcare Trust of America, Inc., Class A	53,366	1,800,569
Hudson Pacific Properties, Inc.	29,316	981,207
LaSalle Hotel Properties	62,000	1,739,720
Mid-America Apartment Communities, Inc.	12,965	1,218,580
Paramount Group, Inc.	102,903	1,852,254
Pebblebrook Hotel Trust	44,226	1,328,549
Pennsylvania Real Estate Investment Trust	42,218	1,059,250
Post Properties, Inc.	18,399	1,219,486
ProLogis, Inc.	108,047	5,738,376
Public Storage	26,311	5,892,085
Regency Centers Corp.	22,143	1,783,397
Retail Properties of America, Inc., Class A	34,849	592,433
Rexford Industrial Realty, Inc.	82,590	1,844,235
Senior Housing Properties Trust	32,486	725,737
Silver Bay Realty Trust Corp.	26,111	496,892
Simon Property Group, Inc.	54,083	11,653,264
Spirit Realty Capital, Inc.	166,988	2,212,591
STORE Capital Corp.	72,563	2,150,042
Sunstone Hotel Investors, Inc.	164,487	2,284,724
The Macerich Company	19,894	1,629,120
Urban Edge Properties	80,083	2,295,179
Ventas, Inc.	67,324	4,892,435
VEREIT, Inc.	219,073	2,289,313
Vornado Realty Trust	51,865	5,358,173
Washington Real Estate Investment Trust	55,271	1,796,308
Welltower, Inc.	30,540	2,343,945
		118,156,233
TOTAL COMMON STOCKS (Cost $172,764,699)		$217,436,885

SHORT-TERM INVESTMENTS - 2.3%
Money market funds - 2.3%
BlackRock Cash Funds - Prime, Institutional
Class, 0.4071% (Y)	5,131,133	5,131,133
TOTAL SHORT-TERM INVESTMENTS (Cost $5,131,133)		$5,131,133
Total Investments (Global Real Estate Fund)
(Cost $177,895,832) - 100.1%		$222,568,018
Other assets and liabilities, net - (0.1%)		(237,366)
TOTAL NET ASSETS - 100.0%		$222,330,652

Health Sciences Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 97.5%
Consumer discretionary - 0.1%
Specialty retail - 0.1%
Jand, Inc., Class A (I)(R)	16,938	$196,650
Consumer staples - 2.5%

Food and staples retailing - 2.5%
CP ALL PCL	90,600	162,797
CVS Health Corp.	8,097	756,260
Raia Drogasil SA	11,800	218,080
Rite Aid Corp. (I)	102,962	775,304
Walgreens Boots Alliance, Inc.	42,986	3,469,400
		5,381,841
		5,381,841
Health care - 94.4%
Biotechnology - 30.2%
AbbVie, Inc.	36,123	2,315,484
ACADIA Pharmaceuticals, Inc. (I)	44,522	1,430,492
Acceleron Pharma, Inc. (I)	18,017	540,690
Acerta Pharma BV, Class B (I)(R)	4,892,850	369,899
Achillion Pharmaceuticals, Inc. (I)	34,692	286,556
Acorda Therapeutics, Inc. (I)	4,600	110,768
Advanced Accelerator
Applications SA, ADR (I)	21,344	734,874
Agios Pharmaceuticals, Inc. (I)	5,000	184,200
Aimmune Therapeutics, Inc. (I)	11,064	163,415
Alder Biopharmaceuticals, Inc. (I)	4,136	136,364
Alexion Pharmaceuticals, Inc. (I)	46,561	5,860,167
Alkermes PLC (I)	43,200	1,890,864
Alnylam Pharmaceuticals, Inc. (I)	14,800	1,033,780
Amgen, Inc.	2,500	425,150
Amicus Therapeutics, Inc. (I)	43,057	288,051
Aquinox Pharmaceuticals, Inc. (I)	6,074	64,506
Ardelyx, Inc. (I)	14,200	141,574
Audentes Therapeutics, Inc. (I)	3,000	46,920
Audentes Therapeutics, Inc. (I)	6,596	97,296
Avexis, Inc. (I)	13,070	461,894
Axovant Sciences, Ltd. (I)	14,842	243,557
BeiGene, Ltd. (I)	107,621	237,677
BeiGene, Ltd., ADR (I)	2,940	84,407
Bellicum Pharmaceuticals, Inc. (I)	11,084	190,866
Biogen, Inc. (I)	14,788	4,519,656
BioMarin Pharmaceutical, Inc. (I)	12,300	1,154,847
Bluebird Bio, Inc. (I)	19,734	973,676
Blueprint Medicines Corp. (I)	4,100	114,308
Celgene Corp. (I)	22,800	2,433,672
Clovis Oncology, Inc. (I)	11,269	279,133
Coherus Biosciences, Inc. (I)	1,275	37,957
CoLucid Pharmaceuticals, Inc. (I)	8,700	89,349
Corvus Pharmaceuticals, Inc. (I)	3,000	40,950
Corvus Pharmaceuticals, Inc. (I)	7,194	97,421
DBV Technologies SA, ADR (I)	2,600	89,908
Editas Medicine, Inc. (I)	10,128	170,353
Exelixis, Inc. (I)	98,057	1,093,336
FibroGen, Inc. (I)	9,700	167,907
Gilead Sciences, Inc.	64,800	5,079,024
Incyte Corp. (I)	44,600	3,617,060
Inotek Pharmaceuticals Corp. (I)	14,200	100,820
Insmed, Inc. (I)	74,100	959,595
Intercept Pharmaceuticals, Inc. (I)	600	88,986
Ironwood Pharmaceuticals, Inc. (I)	64,000	853,760
Kite Pharma, Inc. (I)	3,590	206,856
Ligand Pharmaceuticals, Inc. (I)	3,200	330,592
Lion Biotechnologies, Inc. (I)	5,135	40,875

The accompanying notes are an integral part of the financial statements.

99

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Health Sciences Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Medgenics, Inc. (I)	11,100	$62,160
Merus BV (I)	6,200	56,420
Minerva Neurosciences, Inc. (I)	5,600	68,432
Neurocrine Biosciences, Inc. (I)	76,700	3,716,882
Novavax, Inc. (I)	145,300	993,852
Ophthotech Corp. (I)	14,761	779,528
Otonomy, Inc. (I)	5,400	88,830
Prothena Corp. PLC (I)	30,587	1,528,738
Puma Biotechnology, Inc. (I)	8,759	518,095
Radius Health, Inc. (I)	8,500	466,140
Regeneron Pharmaceuticals, Inc. (I)	9,485	3,723,337
REGENXBIO, Inc. (I)	7,081	82,919
Retrophin, Inc. (I)	6,900	110,538
Sage Therapeutics, Inc. (I)	5,300	197,001
Seattle Genetics, Inc. (I)	6,700	298,485
Seres Therapeutics, Inc. (I)	5,984	62,652
Shire PLC, ADR	14,741	2,759,220
Spark Therapeutics, Inc. (I)	23,978	1,356,675
TESARO, Inc. (I)	38,456	3,256,839
Ultragenyx Pharmaceutical, Inc. (I)	12,970	854,982
Vertex Pharmaceuticals, Inc. (I)	45,403	4,291,038
Xencor, Inc. (I)	10,500	221,865
		65,374,120
Health care equipment and supplies - 13.8%
Abbott Laboratories	8,600	361,372
Align Technology, Inc. (I)	5,800	538,820
Becton, Dickinson and Company	46,313	8,207,127
Danaher Corp.	14,700	1,196,727
DENTSPLY SIRONA, Inc.	8,820	542,077
DexCom, Inc. (I)	4,300	391,687
Endologix, Inc. (I)	12,500	152,000
GenMark Diagnostics, Inc. (I)	33,900	288,828
Hologic, Inc. (I)	43,600	1,675,112
Intuitive Surgical, Inc. (I)	7,380	5,065,780
K2M Group Holdings, Inc. (I)	5,124	81,574
Lantheus Holdings, Inc. (I)	40,700	387,464
Medtronic PLC	24,178	2,104,211
Novocure, Ltd. (I)	12,735	97,805
Oxford Immunotec Global PLC (I)	5,600	58,016
Penumbra, Inc. (I)	255	17,993
Stryker Corp.	29,800	3,446,668
Teleflex, Inc.	4,200	768,978
The Cooper Companies, Inc.	8,563	1,592,033
West Pharmaceutical Services, Inc.	16,300	1,333,829
Wright Medical Group NV (I)	56,972	1,410,627
Zimmer Biomet Holdings, Inc.	900	116,649
		29,835,377
Health care providers and services - 28.1%
Acadia Healthcare Company, Inc. (I)	31,400	1,607,366
Adeptus Health, Inc., Class A (I)	10,352	440,581
Aetna, Inc.	64,200	7,519,104
Amsurg Corp. (I)	2,000	129,840
Anthem, Inc.	29,300	3,664,844
Centene Corp. (I)	51,900	3,544,251
Cigna Corp.	48,000	6,156,480
DaVita HealthCare Partners, Inc. (I)	44,000	2,843,720
Diplomat Pharmacy, Inc. (I)	14,200	444,318
Envision Healthcare Holdings, Inc. (I)	35,395	759,577
Fresenius SE & Company KGaA	4,876	355,455
HCA Holdings, Inc. (I)	58,708	4,435,389
Henry Schein, Inc. (I)	10,700	1,752,553
Humana, Inc.	44,445	7,942,766

Health Sciences Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
McKesson Corp.	33,400	$6,166,308
Team Health Holdings, Inc. (I)	10,500	349,650
UnitedHealth Group, Inc.	66,300	9,020,115
Universal American Corp.	12,100	86,636
Universal Health Services, Inc., Class B	22,800	2,748,084
WellCare Health Plans, Inc. (I)	7,700	867,790
		60,834,827
Health care technology - 0.9%
athenahealth, Inc. (I)	13,198	1,615,831
HMS Holdings Corp. (I)	11,600	252,996
		1,868,827
Life sciences tools and services - 5.3%
Agilent Technologies, Inc.	80,834	3,797,581
Bruker Corp.	29,034	649,200
Mettler-Toledo International, Inc. (I)	2,200	886,754
Patheon NV (I)	5,900	165,141
Thermo Fisher Scientific, Inc.	39,200	5,965,848
		11,464,524
Pharmaceuticals - 16.1%
Allergan PLC (I)	33,707	7,905,640
Astellas Pharma, Inc.	77,500	1,182,915
Bristol-Myers Squibb Company	91,600	5,256,924
Carbylan Therapeutics, Inc. (I)	3,231	1,516
Catalent, Inc. (I)	28,800	726,624
Chugai Pharmaceutical Company, Ltd.	28,900	908,173
Dyax Corp. (I)	37,631	92,196
Eli Lilly & Company	64,300	4,999,325
Endo International PLC (I)	11,600	240,120
GW Pharmaceuticals PLC, ADR (I)	4,045	330,679
Intra-Cellular Therapies, Inc. (I)	4,900	197,666
Mallinckrodt PLC (I)	65,083	4,851,287
Merck & Company, Inc.	46,200	2,900,898
Natco Pharma, Ltd.	8,052	82,559
Nektar Therapeutics (I)	1,761	31,434
Pacira Pharmaceuticals, Inc. (I)	13,400	531,042
RPI International Holdings LP (R)	3,456	400,558
Teva Pharmaceutical Industries, Ltd., ADR	46,500	2,343,135
TherapeuticsMD, Inc. (I)	158,900	1,093,232
Wave Life Sciences, Ltd. (I)	2,100	52,375
Zeneca, Inc. (I)	33,315	20,489
Zoetis, Inc.	12,500	638,750
		34,787,537
		204,165,212
Industrials - 0.5%
Commercial services and supplies - 0.1%
Healthcare Services Group, Inc.	4,847	195,673
Machinery - 0.2%
Fortive Corp.	7,400	389,758
Professional services - 0.2%
The Advisory Board Company (I)	11,350	478,403
		1,063,834
TOTAL COMMON STOCKS (Cost $171,165,887)		$210,807,537

PREFERRED SECURITIES - 0.7%
Consumer discretionary - 0.2%
Specialty retail - 0.2%
Jand, Inc., Series D (I)(R)	37,822	439,113

The accompanying notes are an integral part of the financial statements.

100

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Health Sciences Fund (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Health care - 0.4%
Biotechnology - 0.1%
Ardelyx, Inc. (I)	2,300	$21,704
Ovid Therapeutics, Inc., Series B (I)(R)	14,542	72,419
		94,123
Pharmaceuticals - 0.3%
Allergan PLC, 5.500%	847	705,263
		799,386
Information technology - 0.1%
Software - 0.1%
Doximity, Inc. (I)(R)	63,738	307,268
TOTAL PREFERRED SECURITIES (Cost $1,574,135)		$1,545,767

CONVERTIBLE BONDS - 0.1%
Health care - 0.1%
Biotechnology - 0.1%
Ironwood Pharmaceuticals, Inc.
2.250%, 06/15/2022	$273,000	291,086
TOTAL CONVERTIBLE BONDS (Cost $273,000)		$291,086

RIGHTS - 0.0%
Wright Medical Group NV (Expiration
Date: 01/02/2024) (I)(N)	10,400	14,040
TOTAL RIGHTS (Cost $26,000)		$14,040

SHORT-TERM INVESTMENTS - 1.0%
Money market funds - 1.0%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	1,776,030	1,776,030
T. Rowe Price Prime Reserve
Fund, 0.3220% (Y)	259,614	259,614
TOTAL SHORT-TERM INVESTMENTS (Cost $2,035,644)		$2,035,644
Total Investments (Health Sciences Fund)
(Cost $175,074,666) - 99.3%		$214,694,074
Other assets and liabilities, net - 0.7%		1,512,622
TOTAL NET ASSETS - 100.0%		$216,206,696

High Yield Fund

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 0.7%
Argentina - 0.2%
Republic of Argentina
6.875%, 04/22/2021 (S)		$500,000	$541,750
7.500%, 04/22/2026 (S)		450,000	501,750
7.625%, 04/22/2046 (S)		250,000	282,500
			1,326,000
Brazil - 0.3%
Federative Republic of Brazil
10.000%, 01/01/2017	BRL	4,289,000	1,334,086

High Yield Fund (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico - 0.2%
Government of Mexico
6.500%, 06/09/2022	MXN	17,886,000	$990,012
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,610,110)			$3,650,098

CORPORATE BONDS - 88.0%
Consumer discretionary - 21.4%
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (S)		$1,390,000	1,409,113
Altice Financing SA
6.625%, 02/15/2023 (S)		2,240,000	2,332,400
American Axle & Manufacturing, Inc.
6.250%, 03/15/2021		130,000	135,850
Bossier Casino Venture Holdco, Inc., PIK
14.000%, 02/09/2018 (S)		2,596,352	2,625,187
Boyd Gaming Corp.
6.375%, 04/01/2026 (S)		570,000	609,900
Caesars Entertainment
Resort Properties LLC
8.000%, 10/01/2020		3,135,000	3,182,025
11.000%, 10/01/2021 (L)		1,605,000	1,655,156
CalAtlantic Group, Inc.
5.250%, 06/01/2026		1,390,000	1,410,850
Carmike Cinemas, Inc.
6.000%, 06/15/2023 (S)		740,000	777,000
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022		1,340,000	1,457,250
CCO Holdings LLC
5.750%, 02/15/2026 (S)		3,080,000	3,295,600
CEC Entertainment, Inc.
8.000%, 02/15/2022		700,000	700,000
Cengage Learning, Inc.
9.500%, 06/15/2024 (S)		1,140,000	1,165,650
Charter Communications Operating LLC
4.908%, 07/23/2025 (S)		4,750,000	5,237,274
6.484%, 10/23/2045 (S)		1,030,000	1,265,654
Choctaw Resort Development Enterprise
7.250%, 11/15/2019 (S)		627,000	619,163
CSC Holdings LLC
6.625%, 10/15/2025 (S)		1,430,000	1,553,338
10.125%, 01/15/2023 (S)		570,000	650,869
10.875%, 10/15/2025 (S)		1,200,000	1,407,000
CTP Transportation Products LLC
8.250%, 12/15/2019 (S)		1,690,000	1,301,300
DISH DBS Corp.
5.875%, 11/15/2024		1,200,000	1,183,500
6.750%, 06/01/2021		1,500,000	1,611,563
7.750%, 07/01/2026 (S)		2,930,000	3,126,281
Dollar Tree, Inc.
5.750%, 03/01/2023		1,290,000	1,388,363
Downstream Development Authority of
the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)		1,120,000	1,150,800
Enterprise Inns PLC
6.500%, 12/06/2018	GBP	660,000	922,895
ESH Hospitality, Inc.
5.250%, 05/01/2025 (S)		$1,000,000	999,690
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)		2,983,778	298
GameStop Corp.
5.500%, 10/01/2019 (S)		1,190,000	1,212,313
6.750%, 03/15/2021 (S)		1,040,000	1,053,000

The accompanying notes are an integral part of the financial statements.

101

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

High Yield Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
General Motors Company
6.600%, 04/01/2036		$300,000	$369,912
6.750%, 04/01/2046		130,000	166,831
Gibson Brands, Inc.
8.875%, 08/01/2018 (S)		2,240,000	1,736,000
GLP Capital LP
5.375%, 04/15/2026		1,430,000	1,562,275
Gray Television, Inc.
5.875%, 07/15/2026 (S)		520,000	542,100
Greektown Holdings LLC
8.875%, 03/15/2019 (S)		700,000	738,500
Guitar Center, Inc.
6.500%, 04/15/2019 (S)		910,000	809,900
9.625%, 04/15/2020 (L)(S)		2,370,000	1,741,950
Hanesbrands, Inc.
4.625%, 05/15/2024 (S)		420,000	439,425
4.875%, 05/15/2026 (S)		380,000	396,150
iHeartCommunications, Inc., PIK
14.000%, 02/01/2021		2,523,485	1,022,011
L Brands, Inc.
6.875%, 11/01/2035		1,600,000	1,748,000
6.950%, 03/01/2033		830,000	877,725
Lamar Media Corp.
5.750%, 02/01/2026		290,000	313,563
Landry’s Holdings II, Inc.
10.250%, 01/01/2018 (S)		2,080,000	2,116,400
Landry’s, Inc.
9.375%, 05/01/2020 (S)		1,500,000	1,578,750
Levi Strauss & Company
5.000%, 05/01/2025		1,520,000	1,577,000
Marstons Issuer PLC (5.641% to
07/15/2019, then 3 month GBP
LIBOR + 2.550%)
07/15/2035	GBP	380,000	454,073
MCE Finance, Ltd.
5.000%, 02/15/2021 (S)		$350,000	352,999
MDC Partners, Inc.
6.500%, 05/01/2024 (S)		1,580,000	1,501,000
MediaNews Group, Inc.
12.000%, 12/31/2018		1,102,000	1,025,024
MGM Growth Properties Operating
Partnership LP
4.500%, 09/01/2026 (S)		1,060,000	1,059,338
MGM Resorts International
4.625%, 09/01/2026		1,380,000	1,366,200
6.625%, 12/15/2021		210,000	235,725
Modular Space Corp.
10.250%, 01/31/2019 (S)		2,060,000	844,600
Monitronics International, Inc.
9.125%, 04/01/2020		823,000	761,275
NCL Corp., Ltd.
4.625%, 11/15/2020 (S)		2,400,000	2,426,136
Neiman Marcus Group, Ltd., LLC
8.000%, 10/15/2021 (S)		1,840,000	1,574,488
Neiman Marcus Group, Ltd., LLC, PIK
8.750%, 10/15/2021 (S)		650,000	528,125
Netflix, Inc.
5.500%, 02/15/2022		1,210,000	1,300,750
5.875%, 02/15/2025		1,020,000	1,106,700
New Cotai LLC, PIK
10.625%, 05/01/2019 (S)		1,868,337	906,143
New Red Finance, Inc.
4.625%, 01/15/2022 (S)		2,243,000	2,321,505

High Yield Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
New Red Finance, Inc. (continued)
6.000%, 04/01/2022 (S)		$500,000	$523,125
PulteGroup, Inc.
5.500%, 03/01/2026		1,490,000	1,589,644
Sally Holdings LLC
5.625%, 12/01/2025		1,420,000	1,537,860
Schaeffler Holding Finance BV, PIK
6.875%, 08/15/2018 (S)	EUR	645,000	737,453
Scientific Games International, Inc.
7.000%, 01/01/2022 (S)		$200,000	212,500
Service Corp. International
5.375%, 05/15/2024		280,000	300,300
Shea Homes LP
5.875%, 04/01/2023 (S)		180,000	183,600
6.125%, 04/01/2025 (S)		2,210,000	2,237,625
Sinclair Television Group, Inc.
5.125%, 02/15/2027 (S)		780,000	785,850
Speedway Motorsports, Inc.
5.125%, 02/01/2023		1,310,000	1,352,575
Taylor Morrison Communities, Inc.
5.250%, 04/15/2021 (S)		220,000	226,050
5.875%, 04/15/2023 (S)		970,000	1,013,650
The Goodyear Tire & Rubber Company
5.000%, 05/31/2026		390,000	408,279
5.125%, 11/15/2023		1,350,000	1,410,750
The William Carter Company
5.250%, 08/15/2021		1,035,000	1,090,631
Time Warner Cable, Inc.
7.300%, 07/01/2038		1,050,000	1,363,636
Toll Brothers Finance Corp.
6.750%, 11/01/2019		480,000	541,200
Tribune Media Company
5.875%, 07/15/2022		950,000	971,375
Viacom, Inc.
4.375%, 03/15/2043		1,270,000	1,150,234
Viking Cruises, Ltd.
6.250%, 05/15/2025 (S)		1,700,000	1,343,000
Virgin Media Finance PLC
5.750%, 01/15/2025 (S)		410,000	417,175
6.000%, 10/15/2024 (S)		2,160,000	2,251,800
6.375%, 04/15/2023 (S)		1,640,000	1,746,600
Virgin Media Secured Finance PLC
5.500%, 08/15/2026 (S)		450,000	470,250
Vista Outdoor, Inc.
5.875%, 10/01/2023 (S)		1,390,000	1,462,975
William Lyon Homes, Inc.
8.500%, 11/15/2020		2,450,000	2,578,625
Woodside Homes Company LLC
6.750%, 12/15/2021 (S)		2,680,000	2,505,800
ZF North America Capital, Inc.
4.500%, 04/29/2022 (S)		300,000	317,250
4.750%, 04/29/2025 (S)		1,260,000	1,337,175
			113,006,842
Consumer staples - 6.2%
Alliance One International, Inc.
9.875%, 07/15/2021 (L)		2,040,000	1,815,600
Beverages & More, Inc.
10.000%, 11/15/2018 (S)		1,950,000	1,813,500
Carolina Beverage Group LLC
10.625%, 08/01/2018 (S)		1,990,000	1,830,800
Central Garden & Pet Company
6.125%, 11/15/2023		860,000	923,425

The accompanying notes are an integral part of the financial statements.

102

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

High Yield Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Century Intermediate Holding Company 2,
PIK
9.750%, 02/15/2019 (S)		$3,560,000	$3,640,100
Co-operative Group Holdings 2011, Ltd.
6.875%, 07/08/2020	GBP	387,000	586,710
7.500%, 07/08/2026		720,000	1,114,054
Constellation Brands, Inc.
4.750%, 11/15/2024 to 12/01/2025		$3,800,000	4,140,669
Dole Food Company, Inc.
7.250%, 05/01/2019 (S)		1,650,000	1,683,000
DS Services of America, Inc.
10.000%, 09/01/2021 (S)		1,400,000	1,571,500
FAGE International SA
5.625%, 08/15/2026 (S)		840,000	868,350
Kraft Heinz Foods Company
7.125%, 08/01/2039 (S)		1,170,000	1,689,018
Pilgrim’s Pride Corp.
5.750%, 03/15/2025 (S)		1,440,000	1,486,800
Post Holdings, Inc.
5.000%, 08/15/2026 (S)		1,560,000	1,556,100
Simmons Foods, Inc.
7.875%, 10/01/2021 (S)		3,120,000	3,081,000
Spectrum Brands, Inc.
5.750%, 07/15/2025		1,860,000	2,015,775
6.125%, 12/15/2024		910,000	981,663
The Sun Products Corp.
7.750%, 03/15/2021 (S)		1,760,000	1,828,200
			32,626,264
Energy - 13.8%
Berry Petroleum Company LLC
6.375%, 09/15/2022 (H)		2,840,000	1,476,800
6.750%, 11/01/2020 (H)		1,910,000	993,200
Blue Racer Midstream LLC
6.125%, 11/15/2022 (S)		1,340,000	1,289,750
California Resources Corp.
6.000%, 11/15/2024		31,000	14,958
8.000%, 12/15/2022 (S)		210,000	141,750
Calumet Specialty Products Partners LP
11.500%, 01/15/2021 (S)		1,240,000	1,416,700
Carrizo Oil & Gas, Inc.
6.250%, 04/15/2023 (L)		570,000	562,875
7.500%, 09/15/2020		670,000	688,425
CGG SA
6.500%, 06/01/2021		3,850,000	1,886,500
Chesapeake Energy Corp.
3.930%, 04/15/2019 (P)		160,000	144,800
4.875%, 04/15/2022		630,000	481,950
5.375%, 06/15/2021		460,000	365,700
5.750%, 03/15/2023		530,000	406,611
6.125%, 02/15/2021		340,000	282,200
6.625%, 08/15/2020		930,000	827,700
6.875%, 11/15/2020		220,000	193,050
Cloud Peak Energy Resources LLC
6.375%, 03/15/2024		350,000	178,500
Concho Resources, Inc.
5.500%, 04/01/2023		1,610,000	1,662,325
Continental Resources, Inc.
4.500%, 04/15/2023		260,000	245,050
4.900%, 06/01/2044		1,120,000	935,200
Crestwood Midstream Partners LP
6.125%, 03/01/2022		2,580,000	2,509,050
CrownRock LP
7.750%, 02/15/2023 (S)		1,340,000	1,423,750

High Yield Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
DCP Midstream LLC
6.750%, 09/15/2037 (S)	$1,160,000	$1,125,200
Endeavor Energy Resources LP
7.000%, 08/15/2021 (S)	990,000	997,425
Ensco PLC
4.700%, 03/15/2021	220,000	189,860
5.200%, 03/15/2025	330,000	237,600
5.750%, 10/01/2044	1,410,000	867,150
EP Energy LLC
6.375%, 06/15/2023	1,960,000	1,073,100
7.750%, 09/01/2022	420,000	229,950
9.375%, 05/01/2020	990,000	638,550
EV Energy Partners LP
8.000%, 04/15/2019	550,000	335,500
Extraction Oil & Gas Holdings LLC
7.875%, 07/15/2021 (S)	1,170,000	1,181,700
Freeport-McMoran Oil & Gas LLC
6.125%, 06/15/2019	390,000	393,900
6.750%, 02/01/2022	430,000	430,000
6.875%, 02/15/2023	3,960,000	3,851,100
Holly Energy Partners LP
6.000%, 08/01/2024 (S)	430,000	438,600
KCA Deutag UK Finance PLC
7.250%, 05/15/2021 (S)	1,260,000	1,011,150
Kinder Morgan, Inc.
7.750%, 01/15/2032	1,330,000	1,605,553
Laredo Petroleum, Inc.
7.375%, 05/01/2022 (L)	600,000	606,000
MEG Energy Corp.
6.375%, 01/30/2023 (S)	480,000	374,400
6.500%, 03/15/2021 (S)	360,000	295,200
7.000%, 03/31/2024 (S)	380,000	305,900
MPLX LP
4.875%, 12/01/2024 to 06/01/2025 (S)	1,810,000	1,848,596
Murray Energy Corp.
11.250%, 04/15/2021 (S)	4,720,000	2,076,800
NGL Energy Partners LP
5.125%, 07/15/2019	1,440,000	1,350,000
6.875%, 10/15/2021	1,430,000	1,329,900
NGPL PipeCo LLC
7.119%, 12/15/2017 (S)	1,200,000	1,249,500
9.625%, 06/01/2019 (S)	90,000	94,050
Oasis Petroleum, Inc.
6.875%, 01/15/2023 (L)	1,790,000	1,651,275
Parsley Energy LLC
7.500%, 02/15/2022 (S)	440,000	464,200
Petrobras Global Finance BV
6.850%, 06/05/2115	920,000	768,200
Pride International, Inc.
7.875%, 08/15/2040	760,000	562,400
QEP Resources, Inc.
5.250%, 05/01/2023	670,000	656,600
6.875%, 03/01/2021	820,000	857,310
Range Resources Corp.
4.875%, 05/15/2025	1,000,000	965,000
5.000%, 03/15/2023 (L)	530,000	523,375
Rice Energy, Inc.
6.250%, 05/01/2022	1,160,000	1,189,000
Rockies Express Pipeline LLC
5.625%, 04/15/2020 (S)	1,000,000	1,046,250
6.875%, 04/15/2040 (S)	2,390,000	2,413,900
7.500%, 07/15/2038 (S)	170,000	175,950

The accompanying notes are an integral part of the financial statements.

103

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

High Yield Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Rose Rock Midstream LP
5.625%, 11/15/2023		$1,700,000	$1,547,000
RSP Permian, Inc.
6.625%, 10/01/2022		170,000	176,800
Sanchez Energy Corp.
7.750%, 06/15/2021		2,050,000	1,783,500
Shelf Drilling Holdings, Ltd.
8.625%, 11/01/2018 (S)		1,560,000	1,267,500
SM Energy Company
5.000%, 01/15/2024		325,000	297,781
5.625%, 06/01/2025		675,000	631,125
Summit Midstream Holdings LLC
5.500%, 08/15/2022		1,570,000	1,481,688
7.500%, 07/01/2021		470,000	477,050
Targa Resources Partners LP
5.250%, 05/01/2023		900,000	913,500
Teine Energy, Ltd.
6.875%, 09/30/2022 (S)		1,380,000	1,383,450
Tesoro Logistics LP
5.500%, 10/15/2019		460,000	489,900
6.125%, 10/15/2021		130,000	136,175
6.375%, 05/01/2024		360,000	384,300
The Williams Companies, Inc.
3.700%, 01/15/2023		600,000	582,000
4.550%, 06/24/2024		280,000	286,300
5.750%, 06/24/2044		1,200,000	1,233,000
7.500%, 01/15/2031		1,840,000	2,106,800
Trionista TopCo GmbH
6.875%, 04/30/2021 (S)	EUR	250,000	294,201
Valvoline, Inc.
5.500%, 07/15/2024 (S)		$1,300,000	1,364,350
Whiting Petroleum Corp.
5.750%, 03/15/2021 (L)		890,000	792,100
WPX Energy, Inc.
6.000%, 01/15/2022		210,000	204,225
8.250%, 08/01/2023 (L)		1,400,000	1,456,000
			72,825,733
Financials - 6.1%
Ally Financial, Inc.
3.500%, 01/27/2019		860,000	870,750
8.000%, 11/01/2031		480,000	601,200
Bank of America Corp. (6.500% to
10/23/2024, then 3 month
LIBOR + 4.174%)
10/23/2024 (Q)		1,140,000	1,242,699
Barclays Bank PLC
7.625%, 11/21/2022		200,000	224,600
BNP Paribas SA (7.375% to 08/19/2025,
then 5 Year U.S. Swap Rate + 5.150%)
08/19/2025 (Q)(S)		550,000	559,625
Care Capital Properties LP
5.125%, 08/15/2026 (S)		580,000	585,072
CIT Group, Inc.
5.000%, 08/15/2022 to 08/01/2023		4,070,000	4,314,200
5.375%, 05/15/2020		630,000	673,313
5.500%, 02/15/2019 (S)		230,000	243,513
Citigroup, Inc. (5.950% to 05/15/2025,
then 3 month LIBOR + 3.905%)
05/15/2025 (Q)		920,000	950,475
Citigroup, Inc. (6.300% to 05/15/2024,
then 3 month LIBOR + 3.423%)
05/15/2024 (Q)		2,090,000	2,163,150

High Yield Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
CNO Financial Group, Inc.
4.500%, 05/30/2020		$460,000	$464,600
5.250%, 05/30/2025		1,790,000	1,776,575
Compiler Finance Sub, Inc.
7.000%, 05/01/2021 (S)		910,000	423,150
Cooperatieve Rabobank UA
5.250%, 08/04/2045		330,000	383,764
Credit Agricole SA (8.125% to
12/23/2025, then 5 Year U.S. Swap
Rate + 6.185%)
12/23/2025 (Q)(S)		1,000,000	1,073,140
Fidelity & Guaranty Life Holdings, Inc.
6.375%, 04/01/2021 (S)		1,190,000	1,187,025
FirstCash, Inc.
6.750%, 04/01/2021		500,000	517,500
Galaxy Bidco, Ltd.
6.375%, 11/15/2020	GBP	1,070,000	1,435,671
Genworth Holdings, Inc.
4.900%, 08/15/2023		$750,000	611,250
7.700%, 06/15/2020		1,300,000	1,287,000
Globe Luxembourg SCA
9.625%, 05/01/2018 (S)		570,000	504,450
HSBC Holdings PLC (6.375% to
03/30/2025, then 5 Year
U.S. ISDAFIX + 4.368%)
03/30/2025 (Q)		1,430,000	1,426,425
HSBC Holdings PLC (6.375% to
09/17/2024, then 5 Year
U.S. ISDAFIX + 3.705%)
09/17/2024 (Q)		1,160,000	1,146,950
Navient Corp.
5.875%, 10/25/2024		1,810,000	1,705,925
6.625%, 07/26/2021		720,000	742,500
8.000%, 03/25/2020		200,000	217,000
Quicken Loans, Inc.
5.750%, 05/01/2025 (S)		1,680,000	1,676,304
Royal Bank of Scotland Group PLC
(8.625% to 08/15/2021, then 5 Year
U.S. Swap Rate + 7.598%)
08/15/2021 (Q)		870,000	886,313
The Royal Bank of Scotland NV
7.750%, 05/15/2023		820,000	921,930
TMX Finance LLC
8.500%, 09/15/2018 (S)		1,760,000	1,379,400
			32,195,469
Health care - 6.8%
AMAG Pharmaceuticals, Inc.
7.875%, 09/01/2023 (S)		1,060,000	1,042,775
BioScrip, Inc.
8.875%, 02/15/2021		1,871,000	1,763,418
Centene Corp.
4.750%, 05/15/2022		1,010,000	1,049,138
5.625%, 02/15/2021		850,000	904,188
6.125%, 02/15/2024		530,000	577,700
DaVita HealthCare Partners, Inc.
5.000%, 05/01/2025		1,000,000	1,013,500
DJO Finco, Inc.
8.125%, 06/15/2021 (S)		2,900,000	2,552,000
Greatbatch, Ltd.
9.125%, 11/01/2023 (S)		1,170,000	1,168,538
HCA, Inc.
5.250%, 04/15/2025 to 06/15/2026		1,660,000	1,776,675
5.375%, 02/01/2025		1,050,000	1,084,524

The accompanying notes are an integral part of the financial statements.

104

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

High Yield Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
HCA, Inc. (continued)
5.875%, 02/15/2026		$3,290,000	$3,480,425
IASIS Healthcare LLC
8.375%, 05/15/2019		2,070,000	1,875,938
Immucor, Inc.
11.125%, 08/15/2019		560,000	526,400
Kinetic Concepts, Inc.
7.875%, 02/15/2021 (S)		1,060,000	1,144,800
Mallinckrodt International Finance SA
3.500%, 04/15/2018		310,000	310,388
4.750%, 04/15/2023		139,000	129,009
5.500%, 04/15/2025 (S)		10,000	9,850
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (S)		1,910,000	2,053,250
Synlab Unsecured Bondco PLC
8.250%, 07/01/2023	EUR	780,000	952,941
Tenet Healthcare Corp.
6.750%, 06/15/2023		$2,020,000	1,927,838
8.125%, 04/01/2022		715,000	723,938
Universal Hospital Services, Inc.
7.625%, 08/15/2020		2,960,000	2,834,200
Valeant Pharmaceuticals International, Inc.
5.500%, 03/01/2023 (S)		1,760,000	1,531,200
5.875%, 05/15/2023 (S)		2,090,000	1,839,200
6.375%, 10/15/2020 (S)		1,150,000	1,098,250
7.000%, 10/01/2020 (S)		690,000	672,750
7.500%, 07/15/2021 (S)		2,060,000	2,024,589
			36,067,422
Industrials - 12.2%
AerCap Ireland Capital, Ltd.
4.500%, 05/15/2021		40,000	42,200
4.625%, 07/01/2022		940,000	997,575
American Airlines 2013-1 Class C Pass
Through Trust
6.125%, 07/15/2018 (S)		3,240,000	3,361,500
American Builders & Contractors
Supply Company, Inc.
5.625%, 04/15/2021 (S)		1,170,000	1,213,875
5.750%, 12/15/2023 (S)		1,110,000	1,173,825
Ashtead Capital, Inc.
5.625%, 10/01/2024 (S)		510,000	536,138
6.500%, 07/15/2022 (S)		500,000	527,500
Ashton Woods USA LLC
6.875%, 02/15/2021 (S)		1,470,000	1,400,175
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/2019 (S)		470,000	464,125
Builders FirstSource, Inc.
5.625%, 09/01/2024 (S)		490,000	499,800
CBC Ammo LLC
7.250%, 11/15/2021 (S)		2,640,000	2,468,400
Continental Airlines 2000-1 Class B Pass
Through Trust
8.388%, 05/01/2022		10,995	11,353
Continental Airlines 2009-2 Class B Pass
Through Trust
9.250%, 11/10/2018		22,040	23,032
Delta Air Lines 2007-1 Class B Pass
Through Trust
8.021%, 02/10/2024		962,757	1,101,154
Delta Air Lines 2009-1 Series B Pass
Through Trust
9.750%, 06/17/2018		1,125,224	1,158,755

High Yield Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
DH Services Luxembourg Sarl
7.750%, 12/15/2020 (S)		$2,700,000	$2,818,125
Europcar Groupe SA
5.750%, 06/15/2022 (S)	EUR	800,000	937,983
Flexi-Van Leasing, Inc.
7.875%, 08/15/2018 (S)		$2,200,000	1,980,000
Florida East Coast Holdings Corp.
6.750%, 05/01/2019 (S)		1,092,000	1,124,760
Garda World Security Corp.
7.250%, 11/15/2021 (S)		340,000	310,250
GFL Environmental, Inc.
9.875%, 02/01/2021 (S)		1,380,000	1,504,200
H&E Equipment Services, Inc.
7.000%, 09/01/2022		2,300,000	2,426,500
International Lease Finance Corp.
8.250%, 12/15/2020		2,450,000	2,930,813
8.625%, 01/15/2022		2,470,000	3,068,975
International Wire Group Holdings, Inc.
8.500%, 10/15/2017 (S)		800,000	805,760
International Wire Group, Inc.
10.750%, 08/01/2021 (S)		1,060,000	1,016,275
Jack Cooper Holdings Corp.
9.250%, 06/01/2020		1,050,000	766,500
LMI Aerospace, Inc.
7.375%, 07/15/2019		883,000	898,453
Michael Baker Holdings LLC, PIK
8.875%, 04/15/2019 (S)		2,554,176	2,295,566
Michael Baker International LLC
8.250%, 10/15/2018 (S)		480,000	481,200
Navios Maritime Acquisition Corp.
8.125%, 11/15/2021 (S)		2,930,000	2,226,800
Neovia Logistics Intermediate
Holdings LLC, PIK
10.750%, 02/15/2018 (S)		2,351,250	1,293,188
NES Rentals Holdings, Inc.
7.875%, 05/01/2018 (S)		1,450,000	1,413,750
Prime Security Services Borrower LLC
9.250%, 05/15/2023 (S)		1,600,000	1,744,000
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)		790,000	604,350
Standard Industries, Inc.
5.125%, 02/15/2021 (S)		510,000	538,050
5.500%, 02/15/2023 (S)		750,000	795,000
The ADT Corp.
3.500%, 07/15/2022		320,000	306,400
4.125%, 06/15/2023		190,000	186,523
6.250%, 10/15/2021		900,000	985,500
Ultrapetrol Bahamas, Ltd.
8.875%, 06/15/2021 (H)		2,900,000	580,000
United Airlines 2013-1 Class B Pass
Through Trust
5.375%, 02/15/2023		2,288,883	2,386,161
United Rentals North America, Inc.
5.500%, 07/15/2025		3,060,000	3,151,800
5.750%, 11/15/2024		510,000	530,400
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 12/03/2022		1,432,501	1,561,426
USG Corp.
5.500%, 03/01/2025 (S)		860,000	933,100
WESCO Distribution, Inc.
5.375%, 06/15/2024 (S)		1,040,000	1,063,400

The accompanying notes are an integral part of the financial statements.

105

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
West Corp.
5.375%, 07/15/2022 (S)	$2,810,000	$2,739,750
XPO Logistics, Inc.
6.125%, 09/01/2023 (S)	1,020,000	1,048,050
6.500%, 06/15/2022 (S)	1,800,000	1,869,750
		64,302,165
Information technology - 1.9%
Activision Blizzard, Inc.
5.625%, 09/15/2021 (S)	500,000	521,875
6.125%, 09/15/2023 (S)	400,000	437,500
Ancestry.com, Inc.
11.000%, 12/15/2020	1,000,000	1,072,500
Diamond 1 Finance Corp.
5.875%, 06/15/2021 (S)	1,290,000	1,365,509
7.125%, 06/15/2024 (S)	750,000	812,104
First Data Corp.
5.000%, 01/15/2024 (S)	3,910,000	3,978,425
7.000%, 12/01/2023 (S)	20,000	20,975
Interface Security Systems Holdings, Inc.
9.250%, 01/15/2018	930,000	943,950
Match Group, Inc.
6.375%, 06/01/2024	710,000	772,125
Micron Technology, Inc.
5.250%, 08/01/2023 (S)	160,000	154,800
5.500%, 02/01/2025	230,000	222,813
		10,302,576
Materials - 7.8%
Alcoa, Inc.
5.125%, 10/01/2024	993,000	1,047,615
Anglo American Capital PLC
3.625%, 05/14/2020 (S)	630,000	623,700
4.125%, 04/15/2021 to 09/27/2022 (S)	1,230,000	1,211,700
4.875%, 05/14/2025 (S)	1,210,000	1,213,025
ArcelorMittal
6.125%, 06/01/2025	1,490,000	1,601,750
Ardagh Finance Holdings SA, PIK
8.625%, 06/15/2019 (S)	764,835	797,340
Ardagh Packaging Finance PLC
4.625%, 05/15/2023 (S)	600,000	612,000
6.750%, 01/31/2021 (S)	200,000	207,250
7.250%, 05/15/2024 (S)	2,550,000	2,715,750
Axalta Coating Systems LLC
4.875%, 08/15/2024 (S)	990,000	1,032,075
Axiall Corp.
4.875%, 05/15/2023	40,000	41,950
Barminco Finance Pty, Ltd.
9.000%, 06/01/2018 (S)	1,040,000	982,800
BHP Billiton Finance USA, Ltd. (6.750%
to 10/19/2025, then 5 Year U.S. Swap
Rate + 5.093%)
10/19/2075 (S)	1,060,000	1,208,506
BWAY Holding Company
9.125%, 08/15/2021 (S)	1,400,000	1,431,500
Cemex SAB de CV
5.700%, 01/11/2025 (S)	560,000	578,200
6.125%, 05/05/2025 (S)	550,000	579,260
Coeur Mining, Inc.
7.875%, 02/01/2021	1,300,000	1,283,750
Coveris Holdings SA
7.875%, 11/01/2019 (S)	980,000	999,600
Eagle Materials, Inc.
4.500%, 08/01/2026	1,030,000	1,047,404

High Yield Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Eagle Spinco, Inc.
4.625%, 02/15/2021	$1,060,000	$1,110,350
Eco Services Operations LLC
8.500%, 11/01/2022 (S)	1,250,000	1,293,750
FMG Resources August 2006 Pty, Ltd.
9.750%, 03/01/2022 (S)	1,230,000	1,420,650
Freeport-McMoRan, Inc.
3.100%, 03/15/2020	20,000	18,400
3.550%, 03/01/2022 (L)	1,070,000	930,900
3.875%, 03/15/2023	530,000	454,475
5.450%, 03/15/2043	760,000	581,400
Hardwoods Acquisition, Inc.
7.500%, 08/01/2021 (S)	2,490,000	1,718,100
HIG BBC Intermediate Holdings LLC,
PIK
10.500%, 09/15/2018 (S)	1,690,000	1,537,900
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (H)(S)	1,996,329	24,954
NWH Escrow Corp.
7.500%, 08/01/2021 (S)	10,000	6,700
Pactiv LLC
7.950%, 12/15/2025	1,710,000	1,863,900
8.375%, 04/15/2027	1,360,000	1,499,400
PQ Corp.
6.750%, 11/15/2022 (S)	510,000	540,600
Reynolds Group Issuer, Inc.
5.125%, 07/15/2023 (S)	940,000	975,250
7.000%, 07/15/2024 (S)	3,720,000	3,985,050
Teck Resources, Ltd.
3.000%, 03/01/2019	1,290,000	1,251,300
8.000%, 06/01/2021 (S)	870,000	941,775
8.500%, 06/01/2024 (S)	1,100,000	1,237,500
U.S. Concrete, Inc.
6.375%, 06/01/2024	750,000	781,875
		41,389,404
Real estate - 2.0%
Communications Sales & Leasing, Inc.
6.000%, 04/15/2023 (S)	730,000	764,303
8.250%, 10/15/2023	80,000	83,400
Corrections Corp. of America
4.125%, 04/01/2020 (L)	180,000	172,350
4.625%, 05/01/2023 (L)	270,000	240,300
5.000%, 10/15/2022 (L)	870,000	809,100
CTR Partnership LP
5.875%, 06/01/2021	2,290,000	2,335,800
Greystar Real Estate Partners LLC
8.250%, 12/01/2022 (S)	1,310,000	1,388,600
Iron Mountain, Inc.
6.000%, 10/01/2020 (S)	2,140,000	2,273,771
MPT Operating Partnership LP
5.250%, 08/01/2026	510,000	541,875
6.375%, 03/01/2024	600,000	658,500
The GEO Group, Inc.
5.125%, 04/01/2023	10,000	8,925
5.875%, 10/15/2024	1,600,000	1,440,000
		10,716,924
Telecommunication services - 8.4%
Altice Financing SA
7.500%, 05/15/2026 (S)	810,000	852,525
CenturyLink, Inc.
5.625%, 04/01/2025	740,000	721,500
5.800%, 03/15/2022	430,000	445,738

The accompanying notes are an integral part of the financial statements.

106

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
CenturyLink, Inc. (continued)
6.450%, 06/15/2021	$990,000	$1,063,631
Cogent Communications Group, Inc.
5.375%, 03/01/2022 (S)	2,500,000	2,575,000
Frontier Communications Corp.
10.500%, 09/15/2022	380,000	413,488
11.000%, 09/15/2025	1,940,000	2,095,200
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	1,980,000	1,351,350
7.250%, 10/15/2020	550,000	427,625
8.000%, 02/15/2024 (S)	2,210,000	2,221,050
Level 3 Financing, Inc.
5.250%, 03/15/2026 (S)	880,000	913,000
5.625%, 02/01/2023	430,000	450,425
Numericable-SFR SA
6.000%, 05/15/2022 (S)	350,000	357,700
Oi Brasil Holdings Cooperatief UA
5.750%, 02/10/2022 (H)(S)	2,260,000	570,650
SFR Group SA
6.250%, 05/15/2024 (S)	2,120,000	2,135,900
7.375%, 05/01/2026 (S)	4,320,000	4,460,400
Sprint Capital Corp.
8.750%, 03/15/2032	3,545,000	3,508,451
Sprint Communications, Inc.
7.000%, 08/15/2020	3,180,000	3,132,300
11.500%, 11/15/2021	3,370,000	3,791,250
Sprint Corp.
7.250%, 09/15/2021	1,920,000	1,898,400
7.875%, 09/15/2023	2,870,000	2,783,900
T-Mobile USA, Inc.
6.500%, 01/15/2026	3,240,000	3,545,775
Telecom Italia SpA
5.303%, 05/30/2024 (S)	810,000	834,300
Windstream Services LLC
7.500%, 04/01/2023 (L)	2,510,000	2,380,735
7.750%, 10/15/2020 (L)	1,170,000	1,199,250
7.750%, 10/01/2021	310,000	309,225
		44,438,768
Utilities - 1.4%
Miran Mid-Atlantic Series C Pass
Through Trust
10.060%, 12/30/2028	1,948,589	1,510,156
NRG Energy, Inc.
7.250%, 05/15/2026 (S)	1,020,000	1,059,270
NRG REMA LLC
9.237%, 07/02/2017	53,251	47,393
9.681%, 07/02/2026	4,790,000	3,832,000
Red Oak Power LLC
9.200%, 11/30/2029	720,000	745,200
		7,194,019
TOTAL CORPORATE BONDS (Cost $474,554,443)		$465,065,586

CONVERTIBLE BONDS - 0.4%
Consumer discretionary - 0.2%
Dish Network Corp.
3.375%, 08/15/2026 (S)	1,040,000	1,084,850
Materials - 0.2%
Hercules, Inc.
6.500%, 06/30/2029	790,000	672,314

High Yield Fund (continued)

	Shares or Principal Amount	Value
CONVERTIBLE BONDS (continued)
Materials (continued)
Mirabela Nickel, Ltd., PIK
9.500%, 06/24/2019 (S)	$2,399,515	$119,976
		792,290
TOTAL CONVERTIBLE BONDS (Cost $4,169,209)		$1,877,140

TERM LOANS (M) - 4.5%
Consumer discretionary - 1.8%
CWGS Group LLC
5.750%, 02/20/2020	3,027,931	3,022,269
Equinox Holdings, Inc.
9.750%, 07/31/2020	2,340,000	2,334,150
MediArena Acquisition BV
10.000%, 08/13/2022	2,950,000	2,031,813
Spencer Gifts LLC
9.250%, 06/29/2022	1,440,000	1,180,800
TOMS Shoes LLC
6.500%, 10/28/2020	1,185,000	888,750
		9,457,782
Energy - 1.4%
Chesapeake Energy Corp.
TBD 08/15/2021 (T)	840,000	866,250
Eastern Power LLC
5.000%, 10/02/2021	1,417,430	1,423,099
Hercules Offshore, Inc.
10.500%, 05/06/2020 (H)	2,007,142	1,180,862
Magnum Hunter Resources Corp.
8.000%, 05/06/2019	408,356	396,105
Murray Energy Corp.
8.250%, 04/16/2020	835,577	689,351
Panda Temple Power II LLC
7.250%, 04/03/2019	558,596	508,323
Panda Temple Power LLC
7.250%, 03/04/2022	1,619,500	1,417,063
Westmoreland Coal Company
7.500%, 12/16/2020	1,164,239	867,358
		7,348,411
Health care - 0.9%
Immucor, Inc.
5.000%, 08/17/2018	855,412	829,219
Lantheus Medical Imaging, Inc.
7.000%, 06/30/2022	1,316,700	1,254,157
Radnet Management, Inc.
8.000%, 03/25/2021	2,650,667	2,571,147
		4,654,523
Information technology - 0.4%
Kronos, Inc.
9.750%, 04/30/2020	1,808,065	1,844,787
Materials - 0.0%
Essar Steel Algoma, Inc.
7.500%, 08/09/2019 (H)	801,900	213,843
TOTAL TERM LOANS (Cost $26,674,701)		$23,519,346

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.4%
Commercial and residential - 0.4%
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank),
Series 2015-LC21, Class E
3.250%, 07/10/2048 (S)	1,400,000	753,502

The accompanying notes are an integral part of the financial statements.

107

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
JPMBB Commercial Mortgage
Securities Trust, Series 2015-C31,
Class E
4.618%, 08/15/2048 (P)(S)	$1,100,000	$822,954
Wells Fargo Commercial Mortgage Trust,
Series 2015-C28, Class E
3.000%, 05/15/2048 (S)	1,200,000	624,096
		2,200,552
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $2,442,801)		$2,200,552

COMMON STOCKS - 2.7%
Consumer discretionary - 0.4%
Bossier Casino Venture Holdco, Inc. (I)(S)	163,507	1,512,440
New Cotai LLC (I)	11	434,854
		1,947,294
Energy - 1.6%
Hercules Offshore, Inc. (I)	120,022	159,029
KCAD Holdings I, Ltd. (I)	752,218,031	4,541,140
Magnum Hunter Resources Corp. (I)	224,465	2,805,813
MWO Holdings LLC (I)	1,134	1,116,559
		8,622,541
Financials - 0.5%
Citigroup, Inc.	61,996	2,959,689
Industrials - 0.2%
DeepOcean Group Holdings AS (I)	151,066	858,055
Jack Cooper Holdings Corp. (I)	2,163	0
		858,055
Materials - 0.0%
Mirabela Nickel, Ltd. (I)	5,975,613	4
Telecommunication services - 0.0%
Axtel SAB de CV, ADR (I)(S)	10,580	19,664
TOTAL COMMON STOCKS (Cost $27,230,001)		$14,407,247

PREFERRED SECURITIES - 1.4%
Financials - 1.2%
GMAC Capital Trust I, 6.602% (P)	246,500	6,226,590
Health care - 0.2%
Allergan PLC, 5.500%	1,417	1,179,879
TOTAL PREFERRED SECURITIES (Cost $7,263,339)		$7,406,469

ESCROW CERTIFICATES - 0.0%
Health care - 0.0%
Magellan Health, Inc.
9.750%, 05/15/2020 (I)	4,380,000	1,134
TOTAL ESCROW CERTIFICATES (Cost $0)		$1,134

High Yield Fund (continued)

	Shares or Principal Amount	Value
SECURITIES LENDING COLLATERAL - 2.6%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	1,355,933	$13,567,736
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,568,963)		$13,567,736

SHORT-TERM INVESTMENTS - 0.0%
Repurchase agreement - 0.0%
Repurchase Agreement with State
Street Corp. dated 08/31/2016 at
0.000% to be repurchased at $104,253
on 09/01/2016, collateralized by
$105,000 U.S. Treasury Notes, 1.500%
due 08/31/2018 (valued at $106,415,
including interest)	$104,253	104,253
TOTAL SHORT-TERM INVESTMENTS (Cost $104,253)		$104,253
Total Investments (High Yield Fund)
(Cost $560,617,820) - 100.7%		$531,799,561
Other assets and liabilities, net - (0.7%)		(3,473,497)
TOTAL NET ASSETS - 100.0%		$528,326,064

International Growth Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS - 98.5%
Argentina - 1.8%
MercadoLibre, Inc.	81,257	$13,976,204
China - 23.1%
Alibaba Group Holding, Ltd., ADR (I)	434,428	42,222,056
Baidu, Inc., ADR (I)	240,255	41,100,423
Ctrip.com International, Ltd., ADR (I)	351,032	16,621,365
JD.com, Inc., ADR (I)	129,094	3,280,279
New Oriental Education & Technology
Group, Inc., ADR	326,723	12,899,024
TAL Education Group, ADR (I)	68,201	4,075,692
Tencent Holdings, Ltd.	2,231,300	57,823,880
		178,022,719
Denmark - 4.4%
Chr. Hansen Holding A/S	114,975	6,976,143
Genmab A/S (I)	59,703	9,536,718
Novo Nordisk A/S, B Shares	183,791	8,601,562
Novozymes A/S, B Shares	194,103	8,420,757
		33,535,180
France - 4.7%
Essilor International SA	37,204	4,739,032
Kering	72,526	13,781,091
L’Oreal SA	95,318	18,048,569
		36,568,692
Germany - 5.1%
AIXTRON SE (I)(L)	398,651	2,458,653
BASF SE	101,032	8,195,259
MorphoSys AG (I)(L)	59,709	2,541,840
Rocket Internet SE (I)(L)(S)	181,764	3,870,601
Zalando SE (I)	572,334	21,853,797
		38,920,150
Hong Kong - 5.2%
AIA Group, Ltd.	5,191,600	32,697,585

The accompanying notes are an integral part of the financial statements.

108

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

International Growth Opportunities

Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hong Kong Exchanges and Clearing, Ltd.	286,928	$7,000,375
		39,697,960
Ireland - 0.9%
James Hardie Industries PLC	412,968	6,713,956
Israel - 0.3%
Mobileye NV (I)	54,456	2,662,354
Italy - 2.8%
EXOR SpA	202,191	8,313,803
Ferrari NV	271,313	13,086,725
		21,400,528
Japan - 13.5%
COOKPAD, Inc. (L)	252,200	2,512,784
Don Quijote Holdings Company, Ltd.	182,000	5,948,717
M3, Inc.	653,000	19,554,258
Pigeon Corp.	193,300	5,141,316
Rakuten, Inc.	1,514,300	19,117,665
SBI Holdings, Inc.	387,300	4,606,103
SMC Corp.	53,900	15,200,989
SoftBank Group Corp.	423,400	27,620,211
Sysmex Corp.	63,700	4,111,031
		103,813,074
Netherlands - 2.3%
ASML Holding NV	122,836	13,112,743
Gemalto NV	60,788	4,246,006
		17,358,749
Norway - 1.1%
Schibsted ASA, A Shares	124,949	3,959,291
Schibsted ASA, B Shares	143,469	4,144,377
		8,103,668
Portugal - 0.6%
Jeronimo Martins SGPS SA	267,643	4,327,407
South Korea - 3.4%
Celltrion, Inc. (I)(L)	116,495	11,148,955
NAVER Corp.	19,825	15,001,459
		26,150,414
Spain - 7.3%
Banco Bilbao Vizcaya Argentaria SA	711,363	4,420,994
Banco Popular Espanol SA	4,539,825	6,142,602
Distribuidora Internacional de Alimentacion SA	868,465	5,304,474
Industria de Diseno Textil SA	1,138,190	40,343,301
		56,211,371
Sweden - 8.2%
Alfa Laval AB	358,530	5,566,747
Atlas Copco AB, A Shares	825,802	23,405,611
Elekta AB, B Shares	631,388	5,394,547
Kinnevik AB, B Shares	572,132	14,066,285
Svenska Handelsbanken AB, A Shares	1,166,501	15,033,419
		63,466,609
Switzerland - 1.3%
Cie Financiere Richemont SA (L)	179,772	10,362,167
United Kingdom - 12.5%
Aggreko PLC	487,888	6,529,854
ARM Holdings PLC	961,148	21,409,125
Dialog Semiconductor PLC (I)	119,826	4,197,679
Fiat Chrysler Automobiles NV	2,464,099	17,042,514

International Growth Opportunities

Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Ocado Group PLC (I)(L)	884,871	$3,541,694
Prudential PLC	856,061	15,399,631
Rolls-Royce Holdings PLC (I)	2,318,521	23,442,069
Standard Chartered PLC (I)	589,607	4,969,635
		96,532,201
TOTAL COMMON STOCKS (Cost $614,852,052)		$757,823,403

SECURITIES LENDING COLLATERAL - 3.6%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	2,746,598	27,483,005
TOTAL SECURITIES LENDING
COLLATERAL (Cost $27,483,026)		$27,483,005

SHORT-TERM INVESTMENTS - 0.8%
Money market funds - 0.8%
BlackRock Cash Funds - Prime, Institutional
Class, 0.4071% (Y)	6,569,199	6,569,199
TOTAL SHORT-TERM INVESTMENTS (Cost $6,569,199)		$6,569,199
Total Investments (International Growth Opportunities Fund)
(Cost $648,904,277) - 102.9%		$791,875,607
Other assets and liabilities, net - (2.9%)		(22,270,639)
TOTAL NET ASSETS - 100.0%		$769,604,968

International Growth Stock Fund

	Shares or Principal Amount	Value
COMMON STOCKS - 91.0%

Australia - 4.2%
Amcor, Ltd.	1,484,794	$17,829,884
Brambles, Ltd.	675,739	6,246,043
CSL, Ltd.	102,811	8,342,769
		32,418,696
Brazil - 1.7%
BM&FBovespa SA	2,360,540	13,092,181
Canada - 8.3%
Canadian National Railway Company	120,499	7,743,214
Cenovus Energy, Inc.	462,749	6,686,818
CGI Group, Inc., Class A (I)	421,015	20,492,136
Fairfax Financial Holdings, Ltd.	18,720	10,595,058
Great-West Lifeco, Inc.	237,904	5,681,831
Suncor Energy, Inc.	492,231	13,347,365
		64,546,422
China - 1.4%
Baidu, Inc., ADR (I)	62,160	10,633,711
Denmark - 2.4%
Carlsberg A/S, B Shares	158,463	14,875,097
Novo Nordisk A/S, B Shares	88,448	4,139,435
		19,014,532
France - 4.0%
Pernod Ricard SA	17,144	1,972,663
Publicis Groupe SA	258,453	19,226,717

The accompanying notes are an integral part of the financial statements.

109

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

International Growth Stock Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Schneider Electric SE	145,110	$9,899,597
		31,098,977
Germany - 8.9%
Allianz SE	94,328	14,022,505
Deutsche Boerse AG	206,935	16,531,184
Deutsche Post AG	271,160	8,566,815
ProSiebenSat.1 Media SE	253,917	10,955,575
SAP SE	223,010	19,584,713
		69,660,792
Hong Kong - 3.7%
CK Hutchison Holdings, Ltd.	1,531,372	19,648,183
Galaxy Entertainment Group, Ltd.	2,771,910	8,998,662
		28,646,845
Israel - 2.5%
Teva Pharmaceutical Industries, Ltd., ADR	387,060	19,503,953
Japan - 8.0%
Denso Corp.	118,853	4,925,858
FANUC Corp.	39,988	6,813,855
Japan Tobacco, Inc.	405,600	15,716,592
Keyence Corp.	8,473	5,945,938
Komatsu, Ltd.	398,017	8,709,795
Toyota Motor Corp.	108,070	6,531,261
Yahoo Japan Corp.	3,404,400	13,904,826
		62,548,125
Mexico - 2.7%
Fomento Economico Mexicano SAB
de CV, ADR	77,957	7,136,963
Grupo Televisa SAB, ADR	502,942	13,745,405
		20,882,368
Netherlands - 1.7%
Royal Dutch Shell PLC, B Shares	383,497	9,762,635
Wolters Kluwer NV	79,098	3,327,413
		13,090,048
Singapore - 3.3%
Broadcom, Ltd.	112,272	19,807,026
United Overseas Bank, Ltd.	470,134	6,199,400
		26,006,426
South Korea - 0.8%
Samsung Electronics Company, Ltd.	4,485	6,505,353
Spain - 1.3%
Amadeus IT Holding SA, A Shares	229,701	10,557,684
Sweden - 4.5%
Getinge AB, B Shares	423,838	8,265,198
Investor AB, B Shares	399,936	14,102,481
Sandvik AB	430,007	4,664,500
Telefonaktiebolaget LM Ericsson, B Shares	1,117,176	7,956,834
Switzerland - 6.8%		34,989,013
Cie Financiere Richemont SA	113,013	6,514,138
Julius Baer Group, Ltd. (I)	244,036	10,236,894
Novartis AG	67,002	5,277,278
Roche Holding AG	66,684	16,277,583
Syngenta AG	7,721	3,370,787
UBS Group AG	779,871	11,301,664
		52,978,344

International Growth Stock Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan - 2.6%
Taiwan Semiconductor
Manufacturing Company, Ltd.	3,611,000	$20,053,258
Thailand - 1.6%
Kasikornbank PCL, NVDR	2,253,600	12,844,870
Turkey - 1.0%
Akbank TAS	2,936,496	7,761,574
United Kingdom - 19.6%
Aberdeen Asset Management PLC	1,482,363	6,245,194
British American Tobacco PLC	252,489	15,665,032
Compass Group PLC	719,229	13,613,151
Informa PLC	870,272	8,095,702
Kingfisher PLC	1,514,619	7,386,868
Lloyds Banking Group PLC	10,564,166	8,233,776
Next PLC	139,021	10,089,112
RELX PLC	1,254,488	23,813,962
Sky PLC	2,013,728	22,448,137
Smith & Nephew PLC	478,045	7,724,247
Unilever NV	235,517	10,836,392
WPP PLC	809,993	18,701,036
		152,852,609
TOTAL COMMON STOCKS (Cost $603,571,486)		$709,685,781

SHORT-TERM INVESTMENTS - 9.0%
Money market funds - 9.0%
Fidelity Institutional Money Market
Government Portfolio, Institutional
Class, 0.2400% (Y)	69,843,744	69,843,744
TOTAL SHORT-TERM INVESTMENTS (Cost $69,843,744)		$69,843,744
Total Investments (International Growth Stock Fund)
(Cost $673,415,230) - 100.0%		$779,529,525
Other assets and liabilities, net - 0.0%		237,843
TOTAL NET ASSETS - 100.0%		$779,767,368

International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS - 94.3%
Austria - 0.4%
Wienerberger AG	135,826	$2,159,601
Belgium - 2.0%
Barco NV	97,660	8,040,128
Ontex Group NV	114,540	4,121,266
		12,161,394
Brazil - 1.6%
Grendene SA	707,500	3,937,128
M Dias Branco SA	159,400	5,972,811
		9,909,939
Canada - 8.4%
Badger Daylighting, Ltd. (L)	432,200	8,624,885
Canaccord Genuity Group, Inc.	839,506	2,842,311
Dorel Industries, Inc., Class B	108,000	3,082,538
Enerflex, Ltd.	402,000	4,095,409
Genworth MI Canada, Inc. (L)	228,000	5,947,751
Gran Tierra Energy, Inc. (I)	1,772,000	4,972,518

The accompanying notes are an integral part of the financial statements.

110

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

International Small Cap Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Gran Tierra Energy, Inc. (New York
Stock Exchange) (I)	471,600	$1,306,332
HudBay Minerals, Inc.	621,870	2,522,761
Laurentian Bank of Canada (L)	89,700	3,362,553
Mullen Group, Ltd. (L)	570,270	7,062,059
Precision Drilling Corp.	361,400	1,485,394
Russel Metals, Inc.	211,000	3,505,940
ShawCor, Ltd.	114,800	2,804,783
		51,615,234
China - 3.3%
China ZhengTong Auto
Services Holdings, Ltd.	9,404,000	3,264,555
Goodbaby International Holdings, Ltd.	11,175,000	5,453,185
Greatview Aseptic Packaging Company, Ltd.	9,535,000	4,834,275
Shanghai Haohai Biological
Technology Company, Ltd. (S)	424,400	2,054,292
Xtep International Holdings, Ltd.	9,460,500	4,880,910
		20,487,217
Finland - 4.1%
Amer Sports OYJ	435,638	13,122,828
Huhtamaki OYJ	281,986	12,272,524
		25,395,352
France - 0.5%
Beneteau SA	308,110	3,214,315
Germany - 6.1%
Gerresheimer AG	144,770	12,020,130
Grand City Properties SA	388,300	8,516,612
Jenoptik AG	532,270	9,669,597
Stabilus SA (I)	128,200	6,880,463
		37,086,802
Hong Kong - 6.6%
Dah Sing Financial Holdings, Ltd.	1,007,974	6,799,700
Luk Fook Holdings International, Ltd.	2,174,000	4,955,882
Sitoy Group Holdings, Ltd.	5,630,000	2,140,105
Stella International Holdings, Ltd.	2,399,500	3,814,714
Techtronic Industries Company, Ltd.	2,768,700	11,215,267
Value Partners Group, Ltd.	7,563,000	6,949,510
Vinda International Holdings, Ltd.	1,893,000	3,570,924
Yingde Gases Group Company, Ltd.	2,278,900	994,610
		40,440,712
India - 2.2%
Dewan Housing Finance Corp., Ltd.	2,000,707	8,645,480
Jain Irrigation Systems, Ltd.	3,781,159	4,745,212
		13,390,692
Italy - 2.3%
Azimut Holding SpA	183,261	2,814,373
Interpump Group SpA	639,510	11,316,126
		14,130,499
Japan - 17.4%
Anritsu Corp.	673,700	3,716,326
Asahi Company, Ltd. (L)	233,800	2,962,133
Asics Corp.	467,200	9,483,789
Bunka Shutter Company, Ltd.	91,400	637,438
Capcom Company, Ltd.	184,700	4,017,532
Daibiru Corp.	602,500	5,553,435
Descente, Ltd.	449,560	5,029,638
Dowa Holdings Company, Ltd.	1,103,000	7,395,199
Fuji Oil Holdings, Inc.	313,000	6,085,112

International Small Cap Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
IDOM, Inc. (L)	260,300	$1,552,930
Keihin Corp.	88,400	1,359,330
Kobayashi Pharmaceutical Company, Ltd.	255,300	11,875,447
Koshidaka Holdings Company, Ltd.	165,100	2,859,740
KYB Corp.	805,000	3,273,979
Laox Company, Ltd. (I)	122,500	900,211
Meitec Corp.	280,311	9,005,311
Nachi-Fujikoshi Corp. (L)	1,508,900	5,143,784
Nihon Parkerizing Company, Ltd.	77,600	1,036,731
Shinko Plantech Company, Ltd.	539,500	3,669,535
Square Enix Holdings Company, Ltd.	159,000	4,659,893
TechnoPro Holdings, Inc.	24,000	780,275
Tsugami Corp. (L)	666,000	3,094,848
Tsumura & Company	419,400	11,050,935
Ushio, Inc.	148,000	1,649,711
		106,793,262
Netherlands - 5.4%
Aalberts Industries NV	344,871	11,590,805
Accell Group	162,181	4,176,282
Arcadis NV	426,430	5,735,262
Beter Bed Holding NV	142,930	3,348,734
Refresco Group NV (S)	506,607	8,261,697
		33,112,780
Norway - 1.8%
Ekornes ASA	320,560	3,856,188
Tomra Systems ASA	623,430	6,953,525
		10,809,713
Philippines - 0.8%
Vista Land & Lifescapes, Inc.	37,315,000	4,760,575
Poland - 0.6%
CCC SA	83,000	3,866,183
Singapore - 0.1%
Sakari Resources, Ltd. (I)	1,380,000	405,152
South Korea - 4.5%
BNK Financial Group, Inc.	659,561	5,223,137
DGB Financial Group, Inc.	1,019,879	8,347,050
Hyundai Mipo Dockyard Company, Ltd. (I)	58,416	3,979,820
KIWOOM Securities Company, Ltd.	52,651	3,457,672
Korea Investment Holdings Company, Ltd.	174,108	6,243,608
Youngone Corp.	20,766	621,355
		27,872,642
Spain - 2.3%
Construcciones y Auxiliar de Ferrocarriles SA	20,148	7,713,126
Tecnicas Reunidas SA	182,926	6,570,748
		14,283,874
Sweden - 3.6%
Bulten AB (L)	308,885	3,220,929
Cloetta AB, B Shares	1,069,600	3,698,139
Duni AB	317,320	4,809,296
Thule Group AB (S)	649,730	10,497,888
		22,226,252
Switzerland - 4.5%
Basilea Pharmaceutica AG (I)(L)	42,010	2,967,423
Bucher Industries AG	38,930	9,863,943
Logitech International SA (L)	285,130	6,004,837
Vontobel Holding AG	184,136	8,900,072
		27,736,275

The accompanying notes are an integral part of the financial statements.

111

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

International Small Cap Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan - 4.9%
Casetek Holdings, Ltd.	1,250,000	$4,380,279
Chicony Electronics Company, Ltd.	2,766,313	6,829,326
Giant Manufacturing Company, Ltd.	912,746	5,864,104
Simplo Technology Company, Ltd.	1,253,500	4,121,116
Tripod Technology Corp.	4,123,000	8,806,197
		30,001,022
Thailand - 0.6%
Tisco Financial Group PCL	673,200	1,049,674
Tisco Financial Group PCL, NVDR	1,689,900	2,634,944
		3,684,618
United Kingdom - 10.3%
Bellway PLC	94,766	2,900,519
Bovis Homes Group PLC	223,410	2,630,036
Devro PLC	849,820	2,652,038
DFS Furniture PLC	1,624,490	5,783,950
Dignity PLC	160,208	5,658,751
Foxtons Group PLC (I)	3,196,626	4,974,193
Greggs PLC	610,210	8,312,858
Laird PLC	1,546,000	6,070,754
LivaNova PLC (I)	92,611	5,558,512
Man Group PLC	4,440,668	6,342,475
Oxford Instruments PLC	552,630	5,582,943
SIG PLC	4,269,630	7,016,064
		63,483,093
TOTAL COMMON STOCKS (Cost $491,732,609)		$579,027,198

PREFERRED SECURITIES - 0.9%
Brazil - 0.9%
Alpargatas SA	1,732,000	5,578,100
TOTAL PREFERRED SECURITIES (Cost $4,816,289)		$5,578,100

SECURITIES LENDING COLLATERAL - 5.5%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	3,353,362	33,554,409
TOTAL SECURITIES LENDING
COLLATERAL (Cost $33,550,739)		$33,554,409

SHORT-TERM INVESTMENTS - 4.7%
U.S. Government Agency - 4.7%
Federal Agricultural Mortgage Corp. Discount
Note
0.200%, 09/01/2016*	$29,000,000	29,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $29,000,000)		$29,000,000
Total Investments (International Small Cap Fund)
(Cost $559,099,637) - 105.4%		$647,159,707
Other assets and liabilities, net - (5.4%)		(33,205,199)
TOTAL NET ASSETS - 100.0%		$613,954,508

International Value Fund

	Shares or Principal Amount	Value
COMMON STOCKS - 98.2%
Australia - 2.0%
Origin Energy, Ltd.	3,195,317	$12,586,878

International Value Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
WorleyParsons, Ltd. (I)(L)	2,884,721	$17,571,837
		30,158,715
Belgium - 0.7%
UCB SA	136,070	11,184,770
Canada - 7.2%
Barrick Gold Corp.	1,141,920	19,424,059
Cenovus Energy, Inc.	1,050,700	15,182,831
Ensign Energy Services, Inc.	1,115,400	6,566,180
HudBay Minerals, Inc.	1,926,700	7,816,108
Precision Drilling Corp.	4,280,200	17,592,099
Silver Wheaton Corp.	1,113,800	28,231,441
Suncor Energy, Inc.	592,200	16,058,130
		110,870,848
China - 7.7%
Baidu, Inc., ADR (I)	98,370	16,828,156
China Life Insurance Company, Ltd., H Shares	4,145,000	9,878,138
China Telecom Corp., Ltd., H Shares	36,877,589	19,001,922
Shanghai Pharmaceuticals Holding
Company, Ltd., H Shares	6,134,000	16,810,960
Sinopec Engineering Group Company, Ltd.,
H Shares	16,688,000	13,808,663
Sinopharm Group Company, Ltd., H Shares	2,524,400	12,901,315
Trina Solar, Ltd., ADR (I)	2,796,386	29,390,017
		118,619,171
France - 8.8%
AXA SA	911,517	19,184,923
BNP Paribas SA	721,060	36,824,846
Cie Generale des Etablissements Michelin	218,910	23,334,986
Sanofi	304,346	23,485,268
Societe Generale SA	148,845	5,434,287
Technip SA	156,210	9,249,979
TOTAL SA	370,612	17,706,485
		135,220,774
Germany - 5.7%
Bayer AG	132,670	14,162,644
Gerresheimer AG	172,650	14,334,982
Merck KGaA	165,258	17,368,421
METRO AG	376,850	11,169,562
MorphoSys AG (I)	172,590	7,347,237
Muenchener Rueckversicherungs-Gesellschaft
AG (Munich Re)	32,006	5,779,671
Siemens AG	146,319	17,455,363
		87,617,880
Hong Kong - 3.6%
China Mobile, Ltd.	1,111,000	13,686,435
GCL-Poly Energy Holdings, Ltd.	198,530,000	28,051,612
Haier Electronics Group Company, Ltd.	4,864,000	8,123,069
Kunlun Energy Company, Ltd.	6,860,000	5,030,843
		54,891,959
India - 1.4%
Hero MotoCorp, Ltd.	165,335	8,745,851
Jain Irrigation Systems, Ltd.	3,198,361	4,013,822
LIC Housing Finance, Ltd.	1,059,620	9,029,822
		21,789,495
Israel - 1.8%
Teva Pharmaceutical Industries, Ltd., ADR	534,875	26,952,351
Italy - 2.2%
Eni SpA	1,266,698	19,122,200

The accompanying notes are an integral part of the financial statements.

112

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

International Value Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
UniCredit SpA	5,432,915	$13,972,893
		33,095,093
Japan - 5.0%
ITOCHU Corp.	168,900	1,994,524
Nissan Motor Company, Ltd.	2,509,200	24,654,182
SoftBank Group Corp.	560,600	36,570,360
Sumitomo Metal Mining Company, Ltd.	14,400	183,027
Sumitomo Rubber Industries, Ltd.	385,200	5,726,355
Toyota Motor Corp.	115,200	6,962,166
		76,090,614
Luxembourg - 0.8%
Tenaris SA	912,969	12,562,629
Mexico - 0.5%
Industrias Penoles SAB de CV	343,847	7,951,027
Netherlands - 7.4%
Aegon NV	4,251,940	17,441,130
ING Groep NV (I)	1,197,678	14,989,345
QIAGEN NV (I)	821,860	21,726,376
Royal Dutch Shell PLC, B Shares	1,195,053	30,422,315
SBM Offshore NV	1,933,940	28,404,926
		112,984,092
Norway - 0.9%
Telenor ASA	791,603	13,804,815
Singapore - 1.0%
United Overseas Bank, Ltd.	1,211,700	15,978,027
South Africa - 0.4%
Petra Diamonds, Ltd.	3,724,970	5,559,649
South Korea - 14.5%
Hana Financial Group, Inc.	1,784,089	46,727,927
Hyundai Mobis Company, Ltd.	92,022	21,444,678
Hyundai Motor Company	92,206	10,984,285
KB Financial Group, Inc., ADR	1,411,233	49,026,234
Korea Investment Holdings Company, Ltd.	276,241	9,906,154
Posco Daewoo Corp.	668,854	13,674,869
Samsung Electronics Company, Ltd., GDR	98,164	71,034,559
		222,798,706
Spain - 0.6%
Tecnicas Reunidas SA	250,986	9,015,480
Sweden - 0.6%
Getinge AB, B Shares	448,971	8,755,312
Switzerland - 6.9%
ABB, Ltd. (I)	935,270	20,287,776
Basilea Pharmaceutica AG (I)(L)	48,490	3,425,145
Credit Suisse Group AG (I)	1,186,961	15,475,639
GAM Holding AG (I)	521,820	5,072,171
Glencore PLC (I)	9,597,440	21,961,300
Roche Holding AG	79,490	19,403,532
Swiss Re AG	81,323	6,872,332
UBS Group AG	933,900	13,533,807
		106,031,702
Taiwan - 1.1%
Catcher Technology Company, Ltd.	1,110,000	7,962,086
Quanta Computer, Inc.	4,817,000	8,889,591
		16,851,677
Thailand - 1.2%
Bangkok Bank PCL, NVDR	2,446,200	11,967,340

International Value Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
PTT Exploration & Production PCL	2,911,100	$6,804,161
		18,771,501
United Kingdom - 12.7%
Aberdeen Asset Management PLC	1,271,480	5,356,744
Aviva PLC	2,520,840	14,226,359
BAE Systems PLC	2,151,840	15,205,941
Barclays PLC	7,712,870	17,431,644
BP PLC	6,064,392	34,091,389
Carillion PLC (L)	1,965,880	6,717,350
HSBC Holdings PLC	3,340,680	24,837,600
Johnson Matthey PLC	315,382	13,826,887
Kingfisher PLC	1,445,130	7,047,967
Petrofac, Ltd.	2,131,110	23,264,646
Standard Chartered PLC (I)	2,858,807	24,096,098
Subsea 7 SA (I)(L)	826,169	8,933,730
		195,036,355
United States - 3.5%
Apple, Inc.	121,940	12,937,834
Eli Lilly & Company	101,850	7,918,838
Halliburton Company	448,340	19,283,103
Stillwater Mining Company (I)	1,012,300	12,805,595
		52,945,370
TOTAL COMMON STOCKS (Cost $1,504,295,832)		$1,505,538,012

SECURITIES LENDING COLLATERAL - 1.4%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	2,232,545	22,339,294
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,336,188)		$22,339,294

SHORT-TERM INVESTMENTS - 1.6%
U.S. Government Agency - 1.6%
Federal Agricultural Mortgage Corp. Discount
Note
0.200%, 09/01/2016*	$24,000,000	24,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $24,000,000)		$24,000,000
Total Investments (International Value Fund)
(Cost $1,550,632,020) - 101.2%		$1,551,877,306
Other assets and liabilities, net - (1.2%)		(18,446,283)
TOTAL NET ASSETS - 100.0%		$1,533,431,023

Investment Quality Bond Fund

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 59.5%
U.S. Government - 17.4%
Treasury Inflation Protected Securities
0.125%, 07/15/2024	$12,753,726	$12,794,525
0.250%, 01/15/2025	16,826,372	16,963,086
U.S. Treasury Bonds
2.500%, 02/15/2045 (D)	4,443,000	4,692,399
2.500%, 02/15/2046	3,374,000	3,564,051
3.000%, 05/15/2045 to 11/15/2045	10,976,000	12,785,001
3.750%, 11/15/2043	1,000	1,328

The accompanying notes are an integral part of the financial statements.

113

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes
1.250%, 03/31/2021		$14,639,000	$14,679,023
1.500%, 10/31/2019 (D)		20,200,000	20,525,865
1.625%, 05/15/2026		3,893,000	3,904,255
1.750%, 09/30/2019 (D)		2,320,000	2,375,371
2.000%, 08/15/2025		11,527,000	11,938,998
			104,223,902
U.S. Government Agency - 42.1%
Federal Home Loan Mortgage Corp.
3.000%, TBA (C)		5,300,000	5,536,094
3.000%, 03/01/2045 to 09/01/2045		5,560,654	5,774,306
3.500%, TBA (C)		18,200,000	19,148,036
4.000%, TBA (C)		16,800,000	17,968,967
4.500%, TBA (C)		5,300,000	5,785,695
5.000%, TBA (C)		2,900,000	3,200,422
5.000%, 03/01/2019 to 12/01/2019		49,674	51,871
6.500%, 04/01/2029 to 08/01/2034		3,118	3,644
7.500%, 08/01/2025 to 05/01/2028		1,443	1,662
Federal National Mortgage Association
2.500%, TBA (C)		2,500,000	2,580,421
2.500%, 12/01/2042 to 04/01/2043		2,332,684	2,355,281
2.780%, 03/01/2027		650,000	681,184
2.890%, 02/01/2027		1,110,000	1,171,938
2.970%, 06/01/2027 to 06/01/2030		2,455,000	2,590,192
3.000%, TBA (C)		45,600,000	47,238,750
3.100%, 02/01/2030		1,075,685	1,147,691
3.130%, 02/01/2027		442,000	472,982
3.500%, TBA (C)		62,600,000	65,913,437
3.500%, 06/01/2046		11,001,197	11,627,327
4.000%, TBA (C)		5,800,000	6,209,511
4.500%, TBA (C)		6,100,000	6,658,703
5.000%, TBA (C)		2,500,000	2,770,312
5.000%, 03/01/2019 to 06/01/2019		85,928	89,346
5.500%, 08/01/2035 to 11/01/2035		78,000	88,732
6.500%, 09/01/2031		4	4
Government National
Mortgage Association
3.000%, TBA (C)		8,600,000	8,995,902
3.000%, 07/15/2045 to 06/20/2046		13,633,038	14,282,548
3.500%, TBA (C)		5,100,000	5,411,180
4.000%, TBA (C)		8,400,000	8,976,187
4.000%, 09/15/2040 to 02/15/2042		327,741	353,244
4.500%, TBA (C)		4,600,000	4,953,984
6.000%, 08/15/2032 to 04/15/2035		12,614	14,656
6.500%, 06/15/2028 to 08/15/2034		7,101	8,177
7.000%, 11/15/2031 to 11/15/2033		36,045	42,595
8.000%, 07/15/2030		424	519
			252,105,500
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $352,189,201)			$356,329,402

FOREIGN GOVERNMENT
OBLIGATIONS - 1.4%
Argentina - 0.1%
Republic of Argentina
2.260%, 12/31/2038	EUR	600,000	422,254
Brazil - 0.5%
Federative Republic of Brazil
6.000%, 05/15/2017 to 08/15/2022	BRL	3,298,000	3,023,141

Investment Quality Bond Fund (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Colombia - 0.1%
Republic of Colombia 4.250%, 05/17/2017	COP	1,699,246,500	$579,599
Indonesia - 0.2%
Republic of Indonesia
8.250%, 07/15/2021	IDR	4,298,000,000	342,585
8.375%, 03/15/2024		8,856,000,000	711,522
			1,054,107
Mexico - 0.1%
Government of Mexico
5.750%, 10/12/2110		$780,000	889,200
Qatar - 0.1%
Government of Qatar
4.625%, 06/02/2046 (S)		335,000	369,391
South Africa - 0.0%
Republic of South Africa
10.500%, 12/21/2026	ZAR	3,790,000	281,980
Thailand - 0.1%
Kingdom of Thailand 1.490%, 02/23/2018	THB	34,795,000	1,003,960
Tunisia - 0.1%
Banque Centrale de Tunisie SA
5.750%, 01/30/2025		$390,000	383,822
Uruguay - 0.1%
Republic of Uruguay 3.700%, 06/26/2037	UYU	13,154,008	376,187
Venezuela - 0.0%
Republic of Venezuela
6.000%, 12/09/2020		$250,000	111,750
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $8,188,914)			$8,495,391

CORPORATE BONDS - 33.1%
Consumer discretionary - 4.6%
21st Century Fox America, Inc.
6.150%, 02/15/2041		175,000	227,024
6.200%, 12/15/2034		400,000	509,163
7.750%, 01/20/2024		453,000	582,996
AutoZone, Inc.
1.625%, 04/21/2019		165,000	165,368
Buffalo Thunder Development Authority
11.000%, 12/09/2022 (S)		9,330	4,665
CalAtlantic Group, Inc.
5.375%, 10/01/2022		88,000	91,960
CBS Corp.
4.000%, 01/15/2026		175,000	187,987
CCO Holdings LLC
5.125%, 02/15/2023		10,000	10,500
5.250%, 09/30/2022		145,000	152,250
5.500%, 05/01/2026 (S)		25,000	26,469
5.750%, 09/01/2023		45,000	47,475
5.750%, 02/15/2026 (S)		80,000	85,600
Charter Communications Operating LLC
3.579%, 07/23/2020 (S)		1,300,000	1,359,536
4.464%, 07/23/2022 (S)		595,000	645,089
4.908%, 07/23/2025 (S)		835,000	920,658
6.484%, 10/23/2045 (S)		1,320,000	1,622,003
Comcast Corp.
1.625%, 01/15/2022		305,000	302,774
2.750%, 03/01/2023		1,385,000	1,443,975
3.400%, 07/15/2046		475,000	467,884
4.250%, 01/15/2033		915,000	1,027,914

The accompanying notes are an integral part of the financial statements.

114

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Cox Communications, Inc.
4.800%, 02/01/2035 (S)	$275,000	$267,555
6.450%, 12/01/2036 (S)	175,000	190,631
Daimler Finance North America LLC
2.375%, 08/01/2018 (S)	1,070,000	1,087,541
DISH DBS Corp.
5.875%, 07/15/2022	50,000	50,938
6.750%, 06/01/2021	355,000	381,403
Ford Motor Credit Company LLC
1.461%, 03/27/2017	1,015,000	1,017,126
2.240%, 06/15/2018	555,000	559,574
3.200%, 01/15/2021	850,000	876,759
4.134%, 08/04/2025	210,000	222,769
4.250%, 02/03/2017	245,000	247,901
General Motors Company
6.600%, 04/01/2036	350,000	431,564
6.750%, 04/01/2046	375,000	481,245
General Motors Financial Company, Inc.
2.400%, 04/10/2018	950,000	957,045
3.500%, 07/10/2019	870,000	896,598
3.700%, 05/09/2023	190,000	193,668
4.750%, 08/15/2017	1,020,000	1,050,798
5.250%, 03/01/2026	605,000	671,823
GLP Capital LP
5.375%, 04/15/2026	40,000	43,700
Group 1 Automotive, Inc.
5.000%, 06/01/2022	115,000	115,575
5.250%, 12/15/2023 (S)	10,000	10,125
Grupo Televisa SAB
6.125%, 01/31/2046	390,000	465,329
Hanesbrands, Inc.
4.875%, 05/15/2026 (S)	75,000	78,188
Hilton Escrow Issuer LLC
4.250%, 09/01/2024 (S)	50,000	50,938
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of
America LLC
5.250%, 06/01/2026 (S)	80,000	85,000
Lamar Media Corp.
5.750%, 02/01/2026	15,000	16,219
Liberty Interactive LLC
8.250%, 02/01/2030	255,000	274,125
Lowe’s Companies, Inc.
2.500%, 04/15/2026	820,000	831,213
3.700%, 04/15/2046	675,000	705,224
Meritage Homes Corp.
6.000%, 06/01/2025	135,000	143,775
NBCUniversal Enterprise, Inc.
5.250%, 03/19/2021 (Q)(S)	100,000	106,000
PulteGroup, Inc.
4.250%, 03/01/2021	15,000	15,694
Sky PLC
2.625%, 09/16/2019 (S)	670,000	679,736
TEGNA, Inc.
5.125%, 10/15/2019 to 07/15/2020	585,000	603,538
The William Carter Company
5.250%, 08/15/2021	12,000	12,645
Time Warner Cable, Inc.
4.500%, 09/15/2042	345,000	333,773
5.875%, 11/15/2040	275,000	306,751
6.550%, 05/01/2037	785,000	947,212
8.750%, 02/14/2019	270,000	313,626

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Time Warner, Inc.
2.950%, 07/15/2026	$195,000	$198,896
4.850%, 07/15/2045	475,000	545,062
6.100%, 07/15/2040	290,000	373,050
7.700%, 05/01/2032	302,000	431,681
Toll Brothers Finance Corp.
4.875%, 11/15/2025	10,000	10,488
Videotron, Ltd.
5.375%, 06/15/2024 (S)	275,000	289,094
WMG Acquisition Corp.
5.000%, 08/01/2023 (S)	15,000	15,413
Wynn Las Vegas LLC
5.375%, 03/15/2022 (L)	210,000	218,138
		27,686,436
Consumer staples - 2.9%
Altria Group, Inc.
9.250%, 08/06/2019	165,000	201,436
Anheuser-Busch InBev Finance, Inc.
1.900%, 02/01/2019	1,105,000	1,116,486
2.150%, 02/01/2019	180,000	183,157
3.300%, 02/01/2023	2,920,000	3,064,009
4.700%, 02/01/2036	865,000	1,002,613
4.900%, 02/01/2046	3,175,000	3,839,401
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 07/15/2022	310,000	316,331
3.750%, 07/15/2042	435,000	444,499
BAT International Finance PLC
2.750%, 06/15/2020 (S)	510,000	526,158
CVS Health Corp.
2.125%, 06/01/2021	175,000	176,914
2.800%, 07/20/2020	610,000	635,280
3.875%, 07/20/2025	421,000	463,737
5.125%, 07/20/2045	735,000	916,339
CVS Pass-Through Trust
5.880%, 01/10/2028	245,947	284,449
Imperial Brands Finance PLC
2.050%, 07/20/2018 (S)	425,000	428,848
2.950%, 07/21/2020 (S)	575,000	593,616
Kraft Heinz Foods Company
2.000%, 07/02/2018	330,000	333,995
2.800%, 07/02/2020	270,000	280,688
4.375%, 06/01/2046	160,000	173,053
Molson Coors Brewing Company
4.200%, 07/15/2046	335,000	351,632
Pernod Ricard SA
3.250%, 06/08/2026 (S)	590,000	606,550
Reynolds American, Inc.
3.250%, 06/12/2020	531,000	558,930
Sysco Corp.
2.500%, 07/15/2021	505,000	517,252
Walgreens Boots Alliance, Inc.
2.600%, 06/01/2021	230,000	235,114
3.100%, 06/01/2023	190,000	195,918
		17,446,405
Energy - 4.4%
AmeriGas Partners LP
5.875%, 08/20/2026	70,000	75,075
Anadarko Petroleum Corp.
5.550%, 03/15/2026 (L)	860,000	951,322
6.375%, 09/15/2017	8,000	8,368
6.600%, 03/15/2046	710,000	845,182
6.950%, 06/15/2019	85,000	94,144

The accompanying notes are an integral part of the financial statements.

115

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Antero Resources Corp.
5.625%, 06/01/2023	$35,000	$35,088
BP Capital Markets PLC
2.521%, 01/15/2020	220,000	226,339
2.750%, 05/10/2023	585,000	596,011
Cenovus Energy, Inc.
3.000%, 08/15/2022	1,265,000	1,206,348
3.800%, 09/15/2023	140,000	135,156
5.200%, 09/15/2043	465,000	408,812
5.700%, 10/15/2019	295,000	316,867
Concho Resources, Inc.
5.500%, 04/01/2023	65,000	67,113
6.500%, 01/15/2022	40,000	41,600
ConocoPhillips Company
4.950%, 03/15/2026	850,000	963,727
Continental Resources, Inc.
3.800%, 06/01/2024	5,000	4,513
4.500%, 04/15/2023	45,000	42,413
4.900%, 06/01/2044	5,000	4,175
5.000%, 09/15/2022	80,000	77,400
DCP Midstream LLC
5.350%, 03/15/2020 (S)	20,000	20,300
9.750%, 03/15/2019 (S)	20,000	22,300
DCP Midstream Operating LP
2.700%, 04/01/2019	40,000	38,750
3.875%, 03/15/2023	10,000	9,500
4.950%, 04/01/2022	35,000	35,263
5.600%, 04/01/2044	30,000	27,450
Devon Energy Corp.
3.250%, 05/15/2022 (L)	1,020,000	1,011,988
Devon Financing Company LLC
7.875%, 09/30/2031	115,000	140,973
Emera US Finance LP
2.700%, 06/15/2021 (S)	95,000	97,108
4.750%, 06/15/2046 (S)	110,000	121,112
Encana Corp.
3.900%, 11/15/2021	300,000	297,207
Energy Transfer Equity LP
7.500%, 10/15/2020	410,000	448,950
Energy Transfer Partners LP
3.600%, 02/01/2023	955,000	940,102
5.950%, 10/01/2043	525,000	545,064
Enterprise Products Operating LLC
3.950%, 02/15/2027	285,000	299,711
EOG Resources, Inc.
4.150%, 01/15/2026	235,000	258,835
Exxon Mobil Corp.
2.222%, 03/01/2021	645,000	662,046
2.726%, 03/01/2023	540,000	563,183
3.043%, 03/01/2026	265,000	281,150
Fortive Corporation
2.350%, 06/15/2021 (S)	340,000	344,627
Hess Corp.
5.600%, 02/15/2041	395,000	401,220
6.000%, 01/15/2040	280,000	292,308
Kerr-McGee Corp.
6.950%, 07/01/2024	625,000	730,818
Kinder Morgan Energy Partners LP
5.300%, 09/15/2020	105,000	113,812
6.500%, 04/01/2020	45,000	50,280
6.850%, 02/15/2020	75,000	84,328
Kinder Morgan, Inc.
5.050%, 02/15/2046	900,000	863,380

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Magellan Midstream Partners LP
5.000%, 03/01/2026	$165,000	$188,194
Marathon Oil Corp.
2.700%, 06/01/2020	575,000	558,086
2.800%, 11/01/2022	120,000	109,692
3.850%, 06/01/2025	50,000	46,724
5.200%, 06/01/2045	20,000	17,920
6.600%, 10/01/2037	10,000	10,308
6.800%, 03/15/2032	15,000	15,800
MEG Energy Corp.
7.000%, 03/31/2024 (S)	90,000	72,450
MPLX LP
4.875%, 12/01/2024 to 06/01/2025 (S)	125,000	127,663
Nexen Energy ULC
6.200%, 07/30/2019	285,000	318,600
NextEra Energy Capital Holdings, Inc.
1.649%, 09/01/2018	245,000	245,495
Petroleos Mexicanos
5.500%, 02/04/2019 (S)	505,000	536,563
5.500%, 06/27/2044	790,000	750,500
6.375%, 02/04/2021 (S)	260,000	287,898
Pioneer Natural Resources Company
3.450%, 01/15/2021	60,000	62,118
3.950%, 07/15/2022	135,000	142,174
4.450%, 01/15/2026	710,000	770,983
Plains All American Pipeline LP
2.850%, 01/31/2023	550,000	523,105
3.650%, 06/01/2022	555,000	560,876
QEP Resources, Inc.
6.800%, 03/01/2020	5,000	5,100
Regency Energy Partners LP
5.875%, 03/01/2022	300,000	329,093
Shell International Finance BV
3.250%, 05/11/2025	575,000	610,521
4.375%, 05/11/2045	555,000	610,982
SM Energy Company
6.125%, 11/15/2022	35,000	34,038
Statoil ASA
3.700%, 03/01/2024	95,000	103,043
3.950%, 05/15/2043	575,000	610,242
Sunoco Logistics Partners Operations LP
3.900%, 07/15/2026	30,000	30,298
4.250%, 04/01/2024	320,000	332,323
Tesoro Corp.
5.125%, 04/01/2024	75,000	76,875
Tesoro Logistics LP
5.500%, 10/15/2019	90,000	95,850
6.250%, 10/15/2022	130,000	137,605
Texas Eastern Transmission LP
2.800%, 10/15/2022 (S)	495,000	493,816
The Williams Companies, Inc.
3.700%, 01/15/2023	25,000	24,250
4.550%, 06/24/2024	15,000	15,338
5.750%, 06/24/2044	15,000	15,413
7.875%, 09/01/2021	20,000	23,300
Valero Energy Corp.
4.900%, 03/15/2045	380,000	370,963
Western Gas Partners LP
4.650%, 07/01/2026	280,000	290,332
Williams Partners LP
3.600%, 03/15/2022	1,050,000	1,048,117
4.000%, 11/15/2021	255,000	262,266
4.300%, 03/04/2024	285,000	291,763

The accompanying notes are an integral part of the financial statements.

116

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Williams Partners LP (continued)
5.250%, 03/15/2020		$325,000	$349,656
WPX Energy, Inc.
5.250%, 09/15/2024		40,000	36,900
6.000%, 01/15/2022		30,000	29,175
			26,373,826
Financials - 11.5%
Allied Irish Banks PLC (7.375% to
12/03/2020, then 5 Year Euro Swap
Rate + 7.339%)
12/03/2020 (Q)	EUR	275,000	276,756
American International Group, Inc.
4.700%, 07/10/2035		$360,000	388,529
AXA Financial, Inc.
7.000%, 04/01/2028		235,000	305,378
Banco Bilbao Vizcaya Argentaria SA
(7.000% to 02/19/2019, then 5 Year
Euro Swap Rate + 6.155%)
02/19/2019 (Q)	EUR	1,000,000	1,053,885
Banco Bilbao Vizcaya Argentaria SA
(8.875% to 04/14/2021, then 5 Year
Euro Swap Rate + 9.177%)
04/14/2021 (Q)		200,000	235,918
Banco Bilbao Vizcaya Argentaria SA
(9.000% to 05/09/2018, then 5 Year
U.S. Swap Rate + 8.262%)
05/09/2018 (Q)		$800,000	836,000
Banco Santander SA (6.250% to
03/12/2019, then 5 Year Euro Swap
Rate + 5.410%)
03/12/2019 (Q)	EUR	200,000	201,953
Banco Santander SA (6.250% to
09/11/2021, then 5 Year Euro Swap
Rate + 5.640%)
09/11/2021 (Q)		600,000	607,272
Bank of America Corp.
2.625%, 04/19/2021		$585,000	596,476
4.000%, 04/01/2024 to 01/22/2025		1,805,000	1,895,117
4.200%, 08/26/2024		225,000	238,658
5.000%, 01/21/2044		305,000	365,571
5.625%, 07/01/2020		185,000	208,841
5.650%, 05/01/2018		975,000	1,037,647
6.400%, 08/28/2017		80,000	83,822
7.750%, 05/14/2038		740,000	1,092,048
Bank of Ireland (7.375% to 06/18/2020,
then 5 Year Euro Swap Rate + 6.956%)
06/18/2020 (Q)	EUR	725,000	782,026
Bank of Nova Scotia
4.500%, 12/16/2025		$565,000	603,873
Barclays Bank PLC
6.050%, 12/04/2017 (S)		1,360,000	1,427,596
Barclays PLC (8.000% to 12/15/2020, then
5 Year Euro Swap Rate + 6.750%)
12/15/2020 (Q)	EUR	250,000	286,183
Barclays PLC (8.250% to 12/15/2018, then
5 Year U.S. Swap Rate + 6.705%)
12/15/2018 (Q)		$330,000	338,037
BNP Paribas SA (7.625% to 03/30/2021,
then 5 Year U.S. Swap Rate + 6.314%)
03/30/2021 (Q)(S)		665,000	699,248
BPCE SA
5.700%, 10/22/2023 (S)		785,000	859,212

Investment Quality Bond Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Capital One Financial Corp.
6.150%, 09/01/2016		$875,000	$875,000
Capital One NA
1.650%, 02/05/2018		1,400,000	1,401,964
2.350%, 08/17/2018		645,000	653,675
CIT Group, Inc.
5.500%, 02/15/2019 (S)		490,000	518,788
Citigroup, Inc.
2.500%, 09/26/2018		325,000	330,689
4.300%, 11/20/2026		300,000	315,043
4.450%, 09/29/2027		2,700,000	2,845,633
4.600%, 03/09/2026		370,000	397,596
4.650%, 07/30/2045		520,000	592,911
5.500%, 09/13/2025		125,000	141,610
CNO Financial Group, Inc.
4.500%, 05/30/2020		10,000	10,100
5.250%, 05/30/2025		65,000	64,513
Cooperatieve Rabobank UA (5.500% to
06/29/2020, then 5 Year Euro Swap
Rate + 5.250%)
06/29/2020 (Q)	EUR	200,000	225,321
Credit Agricole SA
4.375%, 03/17/2025 (S)		$220,000	226,487
Credit Agricole SA (7.500% to
06/23/2026, then 5 Year British Pound
Swap Rate + 4.535%)
06/23/2026 (Q)	GBP	325,000	427,524
Credit Agricole SA (8.125% to
12/23/2025, then 5 Year U.S. Swap
Rate + 6.185%)
12/23/2025 (Q)(S)		$950,000	1,019,483
Credit Suisse Group AG (6.250% to
12/18/2024, then 5 Year U.S. Swap
Rate + 3.455%)
12/18/2024 (Q)(S)		1,725,000	1,688,327
Credit Suisse Group Funding
Guernsey, Ltd.
3.125%,12/10/2020		1,410,000	1,426,818
HSBC Holdings PLC
2.950%, 05/25/2021		295,000	302,492
3.400%, 03/08/2021		990,000	1,033,518
3.600%, 05/23/2023		690,000	713,742
4.250%, 08/18/2025		600,000	622,672
5.250%, 03/14/2044		240,000	274,392
HSBC Holdings PLC (5.250% to
09/16/2022, then 5 Year Euro Swap
Rate + 4.380%)
09/16/2022 (Q)	EUR	325,000	355,271
HSBC USA, Inc.
2.750%, 08/07/2020		$475,000	485,145
Intercontinental Exchange, Inc.
2.750%, 12/01/2020		465,000	484,085
Intesa Sanpaolo SpA (7.700% to
09/17/2025, then 5 Year U.S. Swap
Rate + 5.462%)
09/17/2025 (Q)(S)		1,150,000	1,066,637
JPMorgan Chase & Co.
2.295%, 08/15/2021		165,000	165,892
2.400%, 06/07/2021		1,105,000	1,121,844
2.550%, 10/29/2020		190,000	194,255
2.700%, 05/18/2023		890,000	903,279
2.750%, 06/23/2020		760,000	782,231
4.250%, 10/01/2027		860,000	932,478

The accompanying notes are an integral part of the financial statements.

117

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (continued)
6.000%, 01/15/2018		$835,000	$886,145
Lloyds Banking Group PLC (7.000% to
06/27/2019, then 5 Year British Pound
Swap Rate + 5.060%)
06/27/2019 (Q)	GBP	250,000	330,269
Marsh & McLennan Companies, Inc.
3.500%, 03/10/2025		$475,000	499,382
Massachusetts Mutual Life Insurance
Company
8.875%, 06/01/2039 (S)		550,000	876,045
MGIC Investment Corp.
5.750%, 08/15/2023		35,000	36,663
Morgan Stanley
1.875%, 01/05/2018		1,175,000	1,180,860
2.450%, 02/01/2019		610,000	621,723
2.500%, 04/21/2021		1,240,000	1,252,912
3.125%, 07/27/2026		1,275,000	1,282,451
3.875%, 01/27/2026		385,000	411,172
3.950%, 04/23/2027		500,000	519,468
4.000%, 07/23/2025		345,000	372,572
4.350%, 09/08/2026		160,000	171,218
4.875%, 11/01/2022		60,000	66,503
5.550%, 04/27/2017		350,000	359,800
6.625%, 04/01/2018		1,450,000	1,562,249
MSCI, Inc.
4.750%, 08/01/2026 (S)		5,000	5,131
5.250%, 11/15/2024 (S)		50,000	53,125
5.750%, 08/15/2025 (S)		45,000	48,769
Nasdaq, Inc.
3.850%, 06/30/2026		130,000	136,574
Nationwide Building Society (6.875% to
06/20/2019, then 5 Year British Pound
Swap Rate + 4.880%)
06/20/2019 (Q)	GBP	500,000	643,443
Navient Corp.
5.500%, 01/15/2019		$165,000	169,538
6.625%, 07/26/2021		55,000	56,719
7.250%, 01/25/2022		65,000	67,519
8.000%, 03/25/2020		51,000	55,335
8.450%, 06/15/2018		139,000	151,510
PNC Funding Corp.
5.625%, 02/01/2017		1,200,000	1,221,526
Radian Group, Inc.
7.000%, 03/15/2021		55,000	61,875
Royal Bank of Scotland Group PLC
(7.500% to 08/10/2020, then 5 Year
U.S. Swap Rate + 5.800%)
08/10/2020 (Q)		205,000	194,238
Royal Bank of Scotland Group PLC
(8.625% to 08/15/2021, then 5 Year
U.S. Swap Rate + 7.598%)
08/15/2021 (Q)		340,000	346,375
Santander Issuances SAU
5.179%, 11/19/2025		1,400,000	1,451,967
Santander UK Group Holdings PLC
(7.375% to 06/24/2022, then 5 Year
British Pound Swap Rate + 5.543%)
06/24/2022 (Q)	GBP	300,000	393,846
Societe Generale SA (8.250% to
11/29/2018, then 5 Year U.S. Swap
Rate + 6.394%)
11/29/2018 (Q)		$660,000	678,975

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
SunTrust Banks, Inc.
3.500%, 01/20/2017	$685,000	$689,689
Synchrony Financial
2.600%, 01/15/2019	800,000	810,741
The Bear Stearns Companies LLC
6.400%, 10/02/2017	605,000	637,309
7.250%, 02/01/2018	321,000	346,600
The Goldman Sachs Group, Inc.
2.000%, 04/25/2019	180,000	181,977
2.375%, 01/22/2018	975,000	987,464
2.550%, 10/23/2019	310,000	316,883
2.600%, 04/23/2020	370,000	377,423
2.750%, 09/15/2020	555,000	570,041
2.875%, 02/25/2021	580,000	596,622
3.500%, 01/23/2025	725,000	752,640
4.750%, 10/21/2045	265,000	302,498
5.150%, 05/22/2045	855,000	942,459
6.250%, 02/01/2041	440,000	582,135
6.750%, 10/01/2037	1,145,000	1,468,608
UBS Group AG (6.875% to 03/22/2021,
then 5 Year U.S. Swap Rate + 5.497%)
03/22/2021 (Q)	750,000	758,589
UBS Group AG (7.125% to 02/19/2020,
then 5 Year U.S. Swap Rate + 5.464%)
02/19/2020 (Q)	890,000	915,588
UBS Group Funding Jersey, Ltd.
2.650%, 02/01/2022 (S)	740,000	739,097
UniCredit SpA (8.000% to 06/03/2024,
then 5 Year U.S. Swap Rate + 5.180%)
06/03/2024 (Q)	200,000	171,500
Wells Fargo & Company
3.000%, 04/22/2026	365,000	374,151
4.400%, 06/14/2046	750,000	800,569
4.900%, 11/17/2045	1,045,000	1,195,921
5.606%, 01/15/2044	895,000	1,117,717
		68,821,579
Health care - 2.7%
AbbVie, Inc.
3.200%, 05/14/2026	295,000	302,007
Actavis Funding SCS
2.350%, 03/12/2018	1,345,000	1,360,423
3.000%, 03/12/2020	940,000	971,602
3.450%, 03/15/2022	570,000	596,532
3.850%, 06/15/2024	400,000	424,753
Aetna, Inc.
2.800%, 06/15/2023	205,000	209,586
4.250%, 06/15/2036	95,000	98,827
Anthem, Inc.
3.500%, 08/15/2024	615,000	647,706
4.625%, 05/15/2042	420,000	464,578
Baxalta, Inc.
3.600%, 06/23/2022	75,000	77,196
Cardinal Health, Inc.
1.950%, 06/15/2018	280,000	282,758
Celgene Corp.
4.625%, 05/15/2044	230,000	248,890
Community Health Systems, Inc.
5.125%, 08/01/2021	170,000	167,663
EMD Finance LLC
2.950%, 03/19/2022 (S)	705,000	722,769
Gilead Sciences, Inc.
3.250%, 09/01/2022	220,000	234,188

The accompanying notes are an integral part of the financial statements.

118

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
HCA, Inc.
4.750%, 05/01/2023	$65,000	$68,006
5.875%, 03/15/2022	140,000	154,000
6.500%, 02/15/2020	255,000	281,469
Hologic, Inc.
5.250%, 07/15/2022 (S)	35,000	37,231
Kinetic Concepts, Inc.
7.875%, 02/15/2021 (S)	135,000	145,800
LifePoint Health, Inc.
5.875%, 12/01/2023	140,000	147,350
MEDNAX, Inc.
5.250%, 12/01/2023 (S)	30,000	31,575
Medtronic, Inc.
2.500%, 03/15/2020	610,000	631,557
4.375%, 03/15/2035	188,000	215,983
Mylan NV
3.000%, 12/15/2018 (S)	300,000	307,322
3.150%, 06/15/2021 (S)	370,000	378,190
3.750%, 12/15/2020 (S)	345,000	360,803
Perrigo Company PLC
1.300%, 11/08/2016	350,000	350,141
Perrigo Finance Unlimited Company
3.500%, 03/15/2021	220,000	227,325
Quintiles Transnational Corp.
4.875%, 05/15/2023 (S)	60,000	62,400
Tenet Healthcare Corp.
6.000%, 10/01/2020	505,000	534,038
Teva Pharmaceutical
Finance Netherlands III BV
1.700%, 07/19/2019	1,000,000	1,001,626
2.200%, 07/21/2021	825,000	825,279
3.150%, 10/01/2026	165,000	166,124
Thermo Fisher Scientific, Inc.
3.000%, 04/15/2023	530,000	542,845
UnitedHealth Group, Inc.
1.700%, 02/15/2019	460,000	464,335
3.350%, 07/15/2022	535,000	575,772
3.750%, 07/15/2025	650,000	719,935
4.750%, 07/15/2045	175,000	216,815
Zimmer Biomet Holdings, Inc.
1.450%, 04/01/2017	1,135,000	1,135,818
		16,391,217
Industrials - 1.3%
AerCap Ireland Capital, Ltd.
4.500%, 05/15/2021	305,000	321,775
Aircastle, Ltd.
5.000%, 04/01/2023	35,000	37,100
5.500%, 02/15/2022	30,000	32,588
BAE Systems Holdings, Inc.
2.850%, 12/15/2020 (S)	140,000	142,961
BAE Systems PLC
4.750%, 10/11/2021 (S)	160,000	177,874
Canadian Pacific Railway Company
9.450%, 08/01/2021	275,000	357,333
Clean Harbors, Inc.
5.125%, 06/01/2021	20,000	20,550
5.250%, 08/01/2020	126,000	129,465
CNH Industrial Capital LLC
3.375%, 07/15/2019	45,000	45,619
4.375%, 11/06/2020 (L)	95,000	99,513
EnerSys
5.000%, 04/30/2023 (S)	145,000	144,638

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
ERAC USA Finance LLC
2.600%, 12/01/2021 (S)	$705,000	$716,689
FedEx Corp.
3.250%, 04/01/2026	185,000	195,730
4.550%, 04/01/2046	365,000	405,416
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025 (S)	20,000	21,475
Kansas City Southern
3.000%, 05/15/2023	580,000	590,852
Lockheed Martin Corp.
2.500%, 11/23/2020	290,000	299,582
4.700%, 05/15/2046	430,000	514,900
Norfolk Southern Corp.
2.900%, 06/15/2026	465,000	480,199
Oshkosh Corp.
5.375%, 03/01/2025	85,000	89,250
Penske Truck Leasing Company LP
2.875%, 07/17/2018 (S)	75,000	76,398
4.250%, 01/17/2023 (S)	1,225,000	1,295,749
4.875%, 07/11/2022 (S)	251,000	278,203
Ryder System, Inc.
2.550%, 06/01/2019	305,000	309,522
Sensata Technologies BV
5.000%, 10/01/2025 (S)	55,000	56,925
5.625%, 11/01/2024 (S)	85,000	90,100
Sigma Alimentos SA de CV
4.125%, 05/02/2026 (S)	505,000	528,230
United Rentals North America, Inc.
4.625%, 07/15/2023	65,000	66,498
5.500%, 07/15/2025	80,000	82,400
		7,607,534
Information technology - 1.5%
Apple, Inc.
1.550%, 08/04/2021	720,000	717,515
3.450%, 02/09/2045	545,000	535,871
3.850%, 08/04/2046	130,000	134,734
Cardtronics, Inc.
5.125%, 08/01/2022	140,000	142,100
Cisco Systems, Inc.
2.200%, 02/28/2021	530,000	543,861
CommScope, Inc.
4.375%, 06/15/2020 (S)	80,000	82,800
Diamond 1 Finance Corp.
3.480%, 06/01/2019 (S)	295,000	303,246
4.420%, 06/15/2021 (S)	235,000	245,858
8.350%, 07/15/2046 (S)	145,000	168,888
First Data Corp.
5.000%, 01/15/2024 (S)	35,000	35,613
5.375%, 08/15/2023 (S)	140,000	145,250
Intel Corp.
4.100%, 05/19/2046	275,000	300,152
Lam Research Corp.
2.800%, 06/15/2021	480,000	491,766
Microsoft Corp.
1.550%, 08/08/2021	775,000	773,435
2.400%, 08/08/2026	295,000	296,112
3.700%, 08/08/2046	455,000	472,699
3.950%, 08/08/2056	465,000	489,709
NCR Corp.
4.625%, 02/15/2021	255,000	257,690
5.000%, 07/15/2022	20,000	20,400
Nokia OYJ
6.625%, 05/15/2039	130,000	141,700

The accompanying notes are an integral part of the financial statements.

119

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
NXP BV
4.625%, 06/15/2022 (S)	$200,000	$210,624
Open Text Corp.
5.625%, 01/15/2023 (S)	45,000	46,463
Oracle Corp.
1.900%, 09/15/2021	1,010,000	1,012,035
Visa, Inc.
2.800%, 12/14/2022	515,000	540,359
4.300%, 12/14/2045	685,000	810,822
		8,919,702
Materials - 0.6%
Anglo American Capital PLC
4.450%, 09/27/2020 (S)	155,000	156,550
ArcelorMittal
6.250%, 08/05/2020	325,000	351,000
Boise Cascade Company
5.625%, 09/01/2024 (S)	30,000	30,563
Cascades, Inc.
5.500%, 07/15/2022 (S)	40,000	40,200
5.750%, 07/15/2023 (S)	90,000	91,035
Clearwater Paper Corp.
5.375%, 02/01/2025 (S)	115,000	116,150
CRH America, Inc.
5.125%, 05/18/2045 (S)	560,000	627,058
Eagle Materials, Inc.
4.500%, 08/01/2026	45,000	45,760
Eagle Spinco, Inc.
4.625%, 02/15/2021	150,000	157,125
Freeport-McMoRan, Inc.
3.875%, 03/15/2023	20,000	17,150
4.550%, 11/14/2024	55,000	48,125
5.400%, 11/14/2034	45,000	35,100
5.450%, 03/15/2043	110,000	84,150
Graphic Packaging International, Inc.
4.875%, 11/15/2022	140,000	147,525
Kaiser Aluminum Corp.
5.875%, 05/15/2024 (S)	35,000	37,100
Norbord, Inc.
6.250%, 04/15/2023 (S)	140,000	148,750
NOVA Chemicals Corp.
5.000%, 05/01/2025 (S)	205,000	211,663
Owens-Brockway Glass Container, Inc.
5.875%, 08/15/2023 (S)	65,000	71,094
Reynolds Group Issuer, Inc.
5.125%, 07/15/2023 (S)	155,000	160,813
Rio Tinto Finance USA, Ltd.
3.750%, 06/15/2025	180,000	190,626
Standard Industries, Inc.
5.375%, 11/15/2024 (S)	285,000	302,813
Steel Dynamics, Inc.
5.125%, 10/01/2021	50,000	52,000
5.500%, 10/01/2024	55,000	58,025
Teck Resources, Ltd.
8.500%, 06/01/2024 (S)	80,000	90,000
United States Steel Corp.
7.375%, 04/01/2020	59,000	58,226
		3,328,601
Real estate - 0.7%
American Tower Corp.
3.400%, 02/15/2019	620,000	645,564
3.450%, 09/15/2021	275,000	288,394

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Brandywine Operating Partnership LP
4.950%, 04/15/2018	$425,000	$444,164
Corrections Corp. of America
4.125%, 04/01/2020	50,000	47,875
Crown Castle International Corp.
3.400%, 02/15/2021	80,000	83,785
3.700%, 06/15/2026	290,000	303,977
HCP, Inc.
4.000%, 06/01/2025	225,000	231,529
4.200%, 03/01/2024	160,000	167,318
6.000%, 01/30/2017	150,000	152,570
Liberty Property LP
3.375%, 06/15/2023	260,000	264,815
4.125%, 06/15/2022	210,000	221,208
6.625%, 10/01/2017	100,000	104,960
Prologis LP
3.350%, 02/01/2021	850,000	897,660
Ventas Realty LP
4.750%, 06/01/2021	351,000	390,501
Welltower, Inc.
4.500%, 01/15/2024	90,000	98,645
		4,342,965
Telecommunication services - 2.1%
AT&T, Inc.
3.600%, 02/17/2023	830,000	876,170
3.800%, 03/15/2022	455,000	488,036
4.125%, 02/17/2026	465,000	504,915
4.750%, 05/15/2046	1,345,000	1,438,273
Frontier Communications Corp.
10.500%, 09/15/2022	40,000	43,525
GTP Acquisition Partners I LLC
3.482%, 06/16/2025 (S)	1,405,000	1,464,586
SBA Tower Trust
2.898%, 10/15/2044 (S)	705,000	712,991
2.933%, 12/15/2042 (S)	595,000	598,480
3.598%, 04/15/2043 (S)	940,000	945,962
Sprint Communications, Inc.
7.000%, 03/01/2020 (S)	185,000	198,413
9.000%, 11/15/2018 (S)	100,000	110,125
Sprint Corp.
7.125%, 06/15/2024	265,000	247,113
T-Mobile USA, Inc.
6.464%, 04/28/2019	140,000	142,800
Telecom Italia Capital SA
6.000%, 09/30/2034	35,000	35,179
6.375%, 11/15/2033	5,000	5,169
7.721%, 06/04/2038	40,000	43,900
Verizon Communications, Inc.
4.272%, 01/15/2036	1,693,000	1,777,484
4.400%, 11/01/2034	490,000	521,008
4.672%, 03/15/2055	1,803,000	1,875,057
5.012%, 08/21/2054	120,000	131,575
Wind Acquisition Finance SA
4.750%, 07/15/2020 (S)	200,000	202,500
		12,363,261
Utilities - 0.8%
AES Corp.
4.875%, 05/15/2023	220,000	222,750
5.500%, 03/15/2024	211,000	218,913
AmeriGas Partners LP
5.625%, 05/20/2024	70,000	74,900

The accompanying notes are an integral part of the financial statements.

120

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Berkshire Hathaway Energy Company
6.125%, 04/01/2036	$250,000	$336,060
Calpine Corp.
5.875%, 01/15/2024 (S)	50,000	52,875
Dominion Resources, Inc.
2.850%, 08/15/2026	400,000	401,387
Duke Energy Corp.
2.650%, 09/01/2026	160,000	159,221
Duke Energy Progress LLC
4.375%, 03/30/2044	355,000	411,328
Electricite de France SA
4.950%, 10/13/2045 (S)	540,000	618,768
Exelon Corp.
2.450%, 04/15/2021	105,000	106,649
2.850%, 06/15/2020	585,000	605,822
Nevada Power Company
7.125%, 03/15/2019	25,000	28,530
NRG Energy, Inc.
6.250%, 07/15/2022	200,000	204,250
Oncor Electric Delivery Company LLC
7.000%, 09/01/2022	150,000	190,248
PacifiCorp
6.350%, 07/15/2038	110,000	157,182
Progress Energy, Inc.
7.000%, 10/30/2031	341,000	462,463
The Southern Company
1.850%, 07/01/2019	360,000	362,453
2.950%, 07/01/2023	150,000	154,852
4.400%, 07/01/2046	180,000	198,174
		4,966,825
TOTAL CORPORATE BONDS (Cost $189,651,069)		$198,248,351

MUNICIPAL BONDS - 1.0%
Chicago Transit Authority, Series A
(Illinois) 6.899%, 12/01/2040	85,000	113,393
Chicago Transit Authority, Series B
(Illinois) 6.899%, 12/01/2040	740,000	987,182
Port Authority of New York & New Jersey
(New York) 6.040%, 12/01/2029	180,000	242,987
Puerto Rico Commonwealth Government
Employees Retirement System, Series A
6.150%, 07/01/2038	1,190,000	480,522
6.200%, 07/01/2039	675,000	272,531
Puerto Rico Commonwealth Government
Employees Retirement System, Series B
6.550%, 07/01/2058	245,000	98,862
Puerto Rico Commonwealth Government
Employees Retirement System, Series C
6.300%, 07/01/2043	925,000	373,330
State of California
7.300%, 10/01/2039	645,000	996,415
7.550%, 04/01/2039	505,000	819,130
7.600%, 11/01/2040	160,000	264,536
7.625%, 03/01/2040	435,000	702,934
State of Illinois, GO
5.100%, 06/01/2033	130,000	126,731
5.665%, 03/01/2018	265,000	278,799
TOTAL MUNICIPAL BONDS (Cost $5,390,475)		$5,757,352

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) - 3.7%
Consumer discretionary - 1.2%
Acosta, Inc.
4.250%, 09/26/2021	$98,256	$95,513
Advantage Sales & Marketing, Inc.
4.250%, 07/23/2021	540,374	535,916
Aristocrat International Pty, Ltd.
4.750%, 10/20/2021	94,654	94,851
Bass Pro Group LLC
4.000%, 06/05/2020	103,688	103,126
BJ’s Wholesale Club, Inc.
4.500%, 09/26/2019	657,617	656,980
Caesars Growth Properties Holdings LLC
6.250%, 05/08/2021	98,000	94,203
Charter Communications Operating LLC
3.500%, 01/24/2023	189,525	190,473
CityCenter Holdings LLC
4.250%, 10/16/2020	230,089	231,288
CSC Holdings LLC
5.000%, 10/09/2022	189,525	190,986
Delta 2 Lux Sarl
4.750%, 07/30/2021	175,000	173,994
7.750%, 07/31/2022	210,000	207,812
Harbor Freight Tools USA, Inc.
4.000%, 08/19/2023	180,000	180,338
Hilton Worldwide Finance LLC
3.096%, 10/26/2023	447,082	449,094
3.500%, 10/26/2020	43,625	43,743
ION Media Networks, Inc.
4.750%, 12/18/2020	327,994	328,404
MGOC, Inc.
4.000%, 07/31/2020	227,266	227,266
Michaels Stores, Inc.
3.750%, 01/28/2020	245,558	246,445
Neiman Marcus Group, Ltd. LLC
4.250%, 10/25/2020	420,915	394,607
Party City Holdings, Inc.
4.250%, 08/19/2022	143,904	144,061
PetSmart, Inc.
4.250%, 03/11/2022	106,424	106,575
Scientific Games International, Inc.
6.000%, 10/01/2021	113,275	113,197
Serta Simmons Bedding LLC
4.250%, 10/01/2019	308,129	309,054
SRAM LLC
4.018%, 04/10/2020	340,109	325,654
The ServiceMaster Company LLC
4.250%, 07/01/2021	610,953	614,619
Town Sports International LLC
4.500%, 11/15/2020	383,020	261,028
Tribune Media Company
3.750%, 12/27/2020	774,812	776,268
		7,095,495
Consumer staples - 0.3%
Albertsons LLC
4.500%, 08/25/2021	412,954	414,557
Brightview Landscapes LLC
4.000%, 12/18/2020	420,008	417,425
Coty, Inc.
3.750%, 10/27/2022	39,900	40,066
Galleria Company
3.750%, 01/26/2023	80,000	80,200
Hostess Brands LLC
4.500%, 08/03/2022	99,250	99,721

The accompanying notes are an integral part of the financial statements.

121

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) (continued)
Consumer staples (continued)
JBS USA LLC
4.000%, 10/30/2022	$203,975	$203,379
Reynolds Group Holdings, Inc.
4.500%, 12/01/2018	404,293	404,887
		1,660,235
Energy - 0.1%
Arch Coal, Inc.
6.250%, 05/16/2018 (H)	171,022	88,362
Avago Technologies Cayman Finance, Ltd.
3.508%, 02/01/2023	165,721	167,147
California Resources Corp.
TBD 08/04/2021 (T)	115,000	120,463
Seadrill Operating LP
4.000%, 02/21/2021	146,617	70,254
Western Refining, Inc.
5.250%, 11/12/2020	199,875	195,004
		641,230
Financials - 0.2%
Asurion LLC
4.250%, 07/08/2020	481,919	479,423
8.500%, 03/03/2021	385,000	383,460
Frank Russell Company
6.750%, 06/01/2023	135,000	127,125
		990,008
Health care - 0.4%
Alkermes, Inc.
3.500%, 09/25/2019	152,232	152,042
Brand Energy & Infrastructure
Services, Inc.
4.750%, 11/26/2020	316,875	312,835
Community Health Systems, Inc.
3.750%, 12/31/2019	51,636	49,570
4.000%, 01/27/2021	95,008	91,038
Endo Luxembourg Finance I Company
Sarl
3.750%, 09/26/2022	273,625	272,000
Envision Healthcare Corp.
4.500%, 10/28/2022	119,400	119,514
Medpace Holdings, Inc.
4.750%, 04/01/2021	49,057	48,934
MPH Acquisition Holdings LLC
5.000%, 06/07/2023	190,000	191,980
Opal Acquisition, Inc.
5.000%, 11/27/2020	430,214	395,259
Pharmaceutical Product Development LLC
4.250%, 08/18/2022	106,690	106,983
PRA Holdings, Inc.
4.500%, 09/23/2020	404,151	405,868
US Renal Care, Inc.
5.250%, 12/31/2022	194,025	186,749
Vizient, Inc.
6.250%, 02/13/2023	99,750	100,810
		2,433,582
Industrials - 0.4%
AFGlobal Corp.
5.000%, 12/19/2019	155,618	73,140
Fly Funding II Sarl
3.500%, 08/09/2019	189,750	189,750
Gardner Denver, Inc.
4.250%, 07/30/2020	534,875	507,211

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) (continued)
Industrials (continued)
Nexeo Solutions LLC
5.250%, 06/09/2023	$170,000	$170,532
RBS Global, Inc.
4.000%, 08/21/2020	508,080	507,892
Sensus USA, Inc.
6.500%, 03/16/2023	180,000	180,450
The Kenan Advantage Group, Inc.
1.500%, 01/31/2017	8,667	0
4.000%, 07/31/2022	85,695	84,624
TransDigm, Inc.
3.750%, 05/14/2022	592,861	591,212
		2,304,811
Information technology - 0.5%
CDW LLC
3.250%, 04/29/2020	589,343	589,096
Dell, Inc. TBD 05/24/2023 (T)	125,000	125,670
First Data Corp.
4.238%, 07/08/2022	445,000	446,224
4.488%, 03/24/2021	558,726	561,312
Kronos, Inc.
4.500%, 10/30/2019	110,593	110,968
NXP BV
3.750%, 12/07/2020	79,980	80,405
ON Semiconductor Corp.
5.250%, 03/31/2023	120,000	121,478
SS&C European Holdings SARL
4.000%, 07/08/2022	16,949	17,055
SS&C Technologies, Inc.
4.000%, 07/08/2022	137,011	137,867
WEX, Inc.
4.250%, 07/01/2023	300,000	302,088
Zayo Group LLC
3.750%, 05/06/2021	542,722	543,129
		3,035,292
Materials - 0.3%
Berry Plastics Group, Inc.
3.500%, 01/06/2021	733,950	732,233
Coveris Holdings SA
4.500%, 05/08/2019	244,073	243,767
FMG Resources August 2006 Pty, Ltd.
4.250%, 06/30/2019	146,130	145,262
Minerals Technologies, Inc.
3.750%, 05/09/2021	91,538	91,957
Quikrete Holdings, Inc.
4.000%, 09/28/2020	297,950	298,743
The Chemours Company
3.750%, 05/12/2022	129,250	127,338
Univar USA, Inc.
4.250%, 07/01/2022	163,763	163,469
		1,802,769
Real estate - 0.1%
DTZ US Borrower LLC
4.250%, 11/04/2021	123,750	123,093
MGM Growth Properties Operating
Partnership LP
4.000%, 04/25/2023	294,263	296,628
		419,721
Telecommunication services - 0.1%
Level 3 Financing, Inc.
3.500%, 05/31/2022	515,000	517,359
4.000%, 01/15/2020	295,000	296,475

The accompanying notes are an integral part of the financial statements.

122

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) (continued)
Telecommunication services (continued)
UPC Financing Partnership
4.080%, 08/31/2024	$155,000	$154,444
		968,278
Utilities - 0.1%
Calpine Corp.
3.640%, 05/02/2023	425,000	426,415
Texas Competitive Electric Holdings
Company LLC TBD 10/31/2017 (T)	135,000	135,304
		561,719
TOTAL TERM LOANS (Cost $22,269,758)		$21,913,140

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.9%
Commercial and residential - 9.9%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 5A1,
0.698%, 01/25/2036 (P)	131,693	109,681
Series 2005-10, Class 6A21,
0.946%, 01/25/2036 (P)	211,145	181,189
Series 2005-9, Class 5A1,
0.716%, 11/25/2035 (P)	105,331	97,227
Alternative Loan Trust
Series 2005-56, Class 5A1,
0.758%, 11/25/2035 (P)	171,723	137,963
Series 2005-72, Class A1,
0.716%, 01/25/2036 (P)	194,311	159,530
Series 2006-12CB, Class A8,
6.000%, 05/25/2036	265,474	202,352
Series 2006-9T1, Class A1,
5.750%, 05/25/2036	237,229	180,440
Series 2007-19, Class 2A1,
6.500%, 08/25/2037	406,414	266,926
Series 2007-OA3, Class 1A1,
0.578%, 04/25/2047 (P)	164,811	140,173
American Home Mortgage Assets Trust
Series 2006-2, Class 2A1,
0.636%, 09/25/2046 (P)	167,754	115,183
Series 2006-3, Class 2A11,
1.350%, 10/25/2046 (P)	172,668	120,755
Banc of America Commercial
Mortgage Trust, Series 2007-4,
Class A4 5.740%, 02/10/2051 (P)	773,742	793,460
Banc of America Funding Trust
Series 2006-H, Class 6A1,
0.628%, 10/20/2036 (P)	183,467	147,368
Series 2007-A, Class 2A5,
0.668%, 02/20/2047 (P)	171,247	141,412
BB-UBS Trust, Series 2012, Class A
3.430%, 11/05/2036 (S)	485,000	520,247
BBCMS Trust, Series 2013-TYSN,
Class A2 3.756%, 09/05/2032 (S)	435,000	462,726
BCAP LLC Trust, Series 2006-AA2,
Class A1 0.616%, 01/25/2037 (P)	317,455	254,492
Bear Stearns Alt-A Trust
Series 2005-10, Class 11A1,
0.946%, 01/25/2036 (P)	386,814	312,360
Series 2005-7, CLass 21A1,
2.871%, 09/25/2035 (P)	216,096	193,478
Series 2005-9, Class 11A1,
0.966%, 11/25/2035 (P)	287,113	242,789
Series 2006-3, Class 1A1,
0.826%, 05/25/2036 (P)	131,822	109,157

Investment Quality Bond Fund (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Bear Stearns Alt-A Trust (continued)
Series 2006-4, Class 11A1,
0.766%, 08/25/2036 (P)	$160,611	$121,128
Bear Stearns ARM Trust
Series 2005-12, Class 11A1,
2.815%, 02/25/2036 (P)	79,200	61,446
Series 2007-4, Class 22A1,
4.798%, 06/25/2047 (P)	223,129	202,943
Bear Stearns Commercial
Mortgage Securities Trust
Series 2007-PW16, Class A4,
5.720%, 06/11/2040 (P)	292,837	298,330
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)	394,861	399,401
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
0.626%, 10/25/2036 (P)	165,623	128,516
Chase Mortgage Finance Trust,
Series 2005-S3, Class A10
5.500%, 11/25/2035	385,000	366,772
CHL Mortgage Pass-Through Trust
Series 2005-2, Class 2A3,
1.126%, 03/25/2035 (P)	226,791	177,222
Series 2007-HY1, Class 1A1,
3.017%, 04/25/2037 (P)	319,642	288,768
Series 2007-HY4, Class 1A1,
2.768%, 09/25/2047 (P)	362,489	320,774
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class A4,
6.140%, 12/10/2049 (P)	297,041	307,098
Series 2013-GC15, Class A4,
4.371%, 09/10/2046 (P)	260,046	296,010
Series 2014-GC19, Class A4,
4.023%, 03/10/2047	535,000	597,651
Series 2014-GC21, Class A5,
3.855%, 05/10/2047	530,000	587,365
Series 2014-GC23, Class XA IO,
1.125%, 07/10/2047	4,695,951	297,736
Series 2015-GC29, Class AA IO,
1.171%, 04/10/2048	3,998,840	276,892
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4,
Class A4 5.322%, 12/11/2049	802,909	806,162
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B
6.094%, 12/10/2049 (P)	618,775	638,159
Commercial Mortgage Trust (Bank of
America Merrill Lynch/Deutsche Bank
AG), Series 2013-WWP, Class A2
3.424%, 03/10/2031 (S)	1,060,000	1,134,654
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class A3,
2.822%, 10/15/2045	1,900,000	1,987,563
Series 2013-CR9, Class A4,
4.233%, 07/10/2045 (P)	748,110	849,398
Series 2014-CR16, Class A4,
4.051%, 04/10/2047	640,000	716,452
Series 2014-CR17, Class A5,
3.977%, 05/10/2047	530,000	591,470
Series 2014-CR18, Class A5,
3.828%, 07/15/2047	400,000	442,294

The accompanying notes are an integral part of the financial statements.

123

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG) (continued)
Series 2014-UBS4, Class A5,
3.694%, 08/10/2047	$1,356,000	$1,474,843
Series 2015-LC19, Class A4,
3.183%, 02/10/2048	1,240,105	1,317,026
Commercial Mortgage Trust (Deutsche
Bank AG), Series 2013-300P, Class A1
4.353%, 08/10/2030 (S)	355,000	401,617
Commercial Mortgage Trust (Deutsche
Bank AG/UBS), Series 2014-UBS2,
Class A5 3.961%, 03/10/2047	615,000	680,688
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C3,
Class AJ 4.771%, 07/15/2037	1,955	1,954
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4,
3.505%, 04/15/2050	25,000	27,131
Series 2015-C2, Class XA IO,
0.894%, 06/15/2057	10,867,454	588,316
Deutsche Alt-A Securities Mortgage
Loan Trust, Series 2007-AR2, Class A1
0.596%, 03/25/2037 (P)	149,186	109,771
DSLA Mortgage Loan Trust,
Series 2006-AR1, Class 1A1A
1.295%, 03/19/2046 (P)	89,925	73,167
FREMF Mortgage Trust
Series 2010-K8, Class B,
5.415%, 09/25/2043 (P)(S)	690,000	759,886
Series 2012-K706, Class B,
4.027%, 11/25/2044 (P)(S)	500,000	516,256
Series 2014-K503, Class B,
3.008%, 10/25/2047 (P)(S)	695,000	702,500
General Electric Capital Assurance
Company, Series 2003-1, Class A5
5.743%, 05/12/2035 (P)(S)	55,609	59,846
GMACM Mortgage Loan Trust
Series 2005-AR5, Class 4A1,
3.100%, 09/19/2035 (P)	83,768	76,791
Series 2006-AR1, Class 1A1,
3.321%, 04/19/2036 (P)	454,488	403,675
GS Mortgage Securities Trust
Series 2005-ROCK, Class A,
5.366%, 05/03/2032 (S)	285,445	345,581
Series 2012-ALOH, Class A,
3.551%, 04/10/2034 (S)	830,000	896,357
Series 2014-GC20, Class A5,
3.998%, 04/10/2047	535,000	597,210
Series 2015-GS1, Class A3,
3.734%, 11/10/2048	1,201,000	1,328,165
GSR Mortgage Loan Trust
Series 2005-AR5, Class 2A3,
2.858%, 10/25/2035 (P)	132,820	116,643
Series 2006-AR1, Class 2A1,
2.930%, 01/25/2036 (P)	62,370	57,885
Series 2006-AR1, Class 2A4,
2.930%, 01/25/2036 (P)	112,263	103,595
Series 2007-1F, Class 4A1,
0.746%, 01/25/2037 (P)	665,480	416,196
HarborView Mortgage Loan Trust
Series 2004-11, Class 1A,
1.138%, 01/19/2035 (P)	27,182	17,916

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
HarborView Mortgage Loan Trust (continued)
Series 2005-8, Class 1A2A,
0.766%, 09/19/2035 (P)	$95,518	$76,758
Series 2006-1, Class 2A1A,
0.678%, 03/19/2036 (P)	267,899	190,169
Series 2006-12, Class 2A13,
0.678%, 12/19/2036 (P)	600,974	446,320
Series 2006-12, Class 2A2A,
0.628%, 01/19/2038 (P)	87,521	73,085
Hilton USA Trust, Series 2013-HLT,
Class AFX 2.662%, 11/05/2030 (S)	1,115,000	1,116,814
IndyMac INDA Mortgage Loan Trust,
Series 2006-AR3, Class 1A1
2.956%, 12/25/2036 (P)	255,998	225,506
IndyMac INDX Mortgage Loan Trust
Series 2005-AR13, Class 1A1,
2.817%, 08/25/2035 (P)	120,408	90,255
Series 2005-AR14, Class 1A1A,
0.726%, 07/25/2035 (P)	63,632	51,481
Series 2006-AR27, Class 2A2,
0.646%, 10/25/2036 (P)	64,220	54,506
Series 2007-AR9, Class 2A1,
3.054%, 04/25/2037 (P)	265,811	169,654
Series 2007-FLX2, Class A1C,
0.636%, 04/25/2037 (P)	65,382	47,596
JPMBB Commercial
Mortgage Securities Trust
Series 2014-C19, Class A4,
3.997%, 04/15/2047	530,000	591,071
Series 2014-C22, Class A4,
3.801%, 09/15/2047	610,000	670,760
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2007-CB19, Class A4,
5.698%, 02/12/2049 (P)	771,066	783,337
Series 2008-C2, Series A4,
6.068%, 02/12/2051	714,702	733,820
Series 2012-WLDN, Class A,
3.905%, 05/05/2030 (S)	614,871	661,683
Series 2013-C16, Class A4,
4.166%, 12/15/2046	275,000	309,817
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	951,118	953,275
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A2
2.950%, 05/25/2036 (P)	154,966	137,551
LB-UBS Commercial Mortgage Trust
Series 2007-C6, Class A4,
5.858%, 07/15/2040 (P)	616,242	626,298
Series 2007-C2, Class A3,
5.430%, 02/15/2040	244,801	247,258
Lehman XS Trust, Series 2006-16N,
Class A4A 0.636%, 11/25/2046 (P)	553,259	456,342
LSTAR Securities Investment Trust
Series 2015-2, Class A,
2.438%, 01/01/2020 (P)(S)	1,312,666	1,299,211
Series 2015-4, Class A1,
2.434%, 04/01/2020 (P)(S)	1,753,148	1,729,042
Series 2015-9, Class A1,
2.438%, 10/01/2020 (P)(S)	1,525,824	1,500,998

The accompanying notes are an integral part of the financial statements.

124

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2005-A4, Class 1A
2.803%, 07/25/2035 (P)	$368,309	$287,143
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5, Class A4,
5.378%, 08/12/2048	810,110	814,893
Series 2007-7, Class A4,
5.739%, 06/12/2050 (P)	687,663	700,818
Series 2007-9, Class A4,
5.700%, 09/12/2049	539,020	556,485
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2014-C14, Class A5,
4.064%, 02/15/2047	190,000	212,823
Series 2014-C19, Class XA IO,
1.155%, 12/15/2047	3,007,086	180,122
Morgan Stanley Capital I Trust
Series 2006-IQ12, Class A4,
5.332%, 12/15/2043	133,975	133,921
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	810,045	819,736
Series 2007-IQ16, Class A4,
5.809%, 12/12/2049	420,073	432,913
Series 2007-T27, Class A4,
5.820%, 06/11/2042 (P)	182,579	187,115
Series 2014-MP, Class A,
3.469%, 08/11/2029 (S)	810,000	857,527
Morgan Stanley Mortgage Loan Trust,
Series 2006-6AR, Class 3A1
2.998%, 05/25/2036 (P)	113,564	80,065
New Residential Mortgage Loan,
Series 2016-2A, Class A1
3.750%, 11/25/2035 (P)(S)	1,734,096	1,798,412
Nomura Asset Acceptance Corp.
Alternative Loan Trust,
Series 2006-AF1, Class 3A1
3.905%, 06/25/2036 (P)	53,927	40,454
OBP Depositor LLC Trust,
Series 2010-OBP, Class A
4.646%, 07/15/2045 (S)	417,000	455,214
RALI Series Trust
Series 2005-QS17, Class A9,
6.000%, 12/25/2035	132,080	114,127
Series 2006-QO7, Class 1A1,
1.210%, 09/25/2046 (P)	342,011	241,264
Series 2007-QH9, Class A1,
1.666%, 11/25/2037 (P)	237,851	161,308
RBSGC Mortgage Loan Trust,
Series 2007-A, Class 2A4
6.250%, 01/25/2037	22,393	20,344
Residential Asset Securitization Trust,
Series 2005-A2, Class A2
0.896%, 03/25/2035 (P)	154,516	121,585
RFMSI Series Trust, Series 2005-SA3,
Class 1A 2.966%, 08/25/2035 (P)	194,031	143,763
Sequoia Mortgage Trust, Series 2007-3,
Class 2AA1 2.713%, 07/20/2037 (P)	35,758	28,762
Springleaf Mortgage Loan Trust,
Series 2013-2A, Class M1
3.520%, 12/25/2065 (P)(S)	785,171	789,149

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-13, Class A2
0.746%, 09/25/2034 (P)	$42,381	$36,670
TBW Mortgage-Backed Trust,
Series 2006-3, Class 1A
6.000%, 07/25/2036	299,120	216,152
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.000%, 03/25/2054 (P)(S)	209,065	211,975
Series 2015-4, Class A1B,
2.750%, 04/26/2055 (P)(S)	576,478	581,839
Series 2016-2, Class A1A,
2.750%, 08/25/2055 (P)(S)	1,248,348	1,262,834
Series 2016-3, Class A1,
2.250%, 08/25/2055 (P)(S)	1,588,529	1,584,832
WaMu Mortgage Pass Through
Certificates Trust, Series 2007-HY6,
Class 1A1 2.354%, 06/25/2037 (P)	305,717	272,955
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A5,
3.817%, 08/15/2050	435,000	480,401
Series 2015-NXS1, Class D,
4.104%, 05/15/2048 (P)	80,000	66,102
Series 2015-NXS1, Class XA IO,
1.201%, 05/15/2048	4,043,102	280,983
Series 2015-NXS3, Class XA IO,
1.190%, 09/15/2057	9,182,401	616,794
Wells Fargo Mortgage
Backed Securities Trust
Series 2005-AR16, Class 4A8,
2.887%, 10/25/2035 (P)	325,000	309,899
Series 2006-AR16, Class A1,
2.736%, 10/25/2036 (P)	261,342	240,719
WF-RBS Commercial Mortgage Trust
Series 2014-C19, Class A5,
4.101%, 03/15/2047	420,000	471,396
Series 2014-C20, Class A5,
3.995%, 05/15/2047	1,015,000	1,133,579
Series 2014-LC14, Class A5,
4.045%, 03/15/2047	1,015,000	1,133,813
		59,177,620
U.S. Government Agency - 2.0%
Federal Home Loan Mortgage Corp.
Series 2014-DN2, Class M2,
2.096%, 04/25/2024 (P)	1,416,000	1,427,927
Series 2014-HQ1, Class M2,
2.946%, 08/25/2024 (P)	700,000	711,322
Series 2015-DNA1, Class M2,
2.296%, 10/25/2027 (P)	450,000	455,429
Series 2015-DNA3, Class M2,
3.296%, 04/25/2028 (P)	2,643,000	2,742,104
Series 2015-HQA1, Class M2,
3.096%, 03/25/2028 (P)	2,239,000	2,293,705
Series 2016-DNA1, Class M2,
3.338%, 07/25/2028 (P)	1,161,000	1,203,520
Series 2016-DNA2, Class M2,
2.646%, 10/25/2028 (P)	1,779,000	1,811,399
Series 2895, Class EK,
4.000%, 11/15/2019	18,063	18,578
Federal National Mortgage Association
Series 2016-C04, Class 1M1,
2.375%, 01/25/2029 (P)	1,045,107	1,050,416

The accompanying notes are an integral part of the financial statements.

125

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2016-C05, Class 2M1,
1.874%, 01/25/2029 (P)	$611,648	$613,726
Government National Mortgage
Association, Series 2006-38, Class XS
IO 6.815%, 09/16/2035	18,763	3,213
		12,331,339
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $71,442,993)		$71,508,959

ASSET BACKED SECURITIES - 15.5%
AMMC CLO XIV, Ltd., Series 2014-14A,
Class A2L 2.688%, 07/27/2026 (P)(S)	360,000	357,388
Apidos CLO IX, Series 2012-9AR,
Class BR 2.478%, 07/15/2023 (P)(S)	470,000	465,831
Apidos CLO XVII
Series 2014-17A, Class A1A,
2.132%, 04/17/2026 (P)(S)	2,250,000	2,250,110
Series 2014-17A, Class A2A,
2.682%, 04/17/2026 (P)(S)	2,340,000	2,342,801
Apidos CLO XX, Series 2015-20A,
Class A1 2.182%, 01/16/2027 (P)(S)	1,280,000	1,280,412
Apidos CLO XXI, Series 2015-21A,
Class A1 2.062%, 07/18/2027 (P)(S)	2,255,000	2,252,729
Atlas Senior Loan Fund V, Ltd.,
Series 2014-1A, Class A
2.183%, 07/16/2026 (P)(S)	485,000	485,040
Atlas Senior Loan Fund VI, Ltd.,
Series 2014-6A, Class A
2.168%, 10/15/2026 (P)(S)	1,275,000	1,275,091
Atrium XI, Series 2011-A, Class B
2.788%, 10/23/2025 (P)(S)	390,000	390,099
Avery Point IV CLO, Ltd.,
Series 2014-1A, Class A
2.158%, 04/25/2026 (P)(S)	1,705,000	1,705,286
Avery Point VI CLO, Ltd.,
Series 2015-6A, Class A
2.082%, 08/05/2027 (P)(S)	2,345,000	2,345,424
Babson CLO, Ltd., Series 2015-IA,
Class A 2.064%, 04/20/2027 (P)(S)	2,270,000	2,265,626
BlueMountain CLO, Ltd., Series 2015-3A,
Class A1 2.114%, 10/20/2027 (P)(S)	2,050,000	2,050,648
CAL Funding II, Ltd., Series 2012-1A,
Class A 3.470%, 10/25/2027 (S)	144,917	140,928
Carlyle Global Market Strategies
Series 2012-1AR, Class BR,
2.423%, 04/20/2022 (P)(S)	660,000	658,147
Series 2014-4, Class B,
3.078%, 10/15/2026 (P)(S)	570,000	570,283
Series 2014-4A, Class A1,
2.128%, 10/15/2026 (P)(S)	780,000	780,020
Series 2015-2A, Class A1,
2.103%, 04/27/2027 (P)(S)	1,435,000	1,437,053
Cent CLO 17, Ltd., Series 2013-17A,
Class A1 1.915%, 01/30/2025 (P)(S)	1,210,000	1,206,522
Cent CLO 21, Ltd., Series 2014-21A,
Class A1A 2.123%, 07/27/2026 (P)(S)	1,120,000	1,119,907
Cent CLO 22, Ltd., Series 2014-22A,
Class A1 2.111%, 11/07/2026 (P)(S)	810,000	808,018

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Cent CLO 23, Ltd.
Series 2015-23A, Class A1,
2.122%, 04/17/2026 (P)(S)	$1,420,000	$1,441,395
Series 2015-23A, Class A2A,
2.682%, 04/17/2026 (P)(S)	570,000	566,856
CIFC Funding, Ltd.
Series 2012-2A, Class A3R,
3.335%, 12/05/2024 (P)(S)	1,010,000	1,004,530
Series 2014-2A, Class A1L,
2.141%, 05/24/2026 (P)(S)	1,755,000	1,755,070
Consumer Credit Origination Loan Trust,
Series 2015-1, Class A
2.820%, 03/15/2021 (S)	86,368	86,395
CPS Auto Trust
Series 2012-C, Class A,
1.820%, 12/16/2019 (S)	58,599	58,501
Series 2013-D, Class A,
1.540%, 07/16/2018 (S)	30,305	30,299
Credit Acceptance Auto Loan Trust
Series 2014-1A, Class A,
1.550%, 10/15/2021 (S)	568,531	568,369
Series 2014-2A, Class A,
1.880%, 03/15/2022 (S)	1,060,000	1,059,777
Dryden Senior Loan Fund
Series 2012-24RA, Class AR,
1.916%, 11/15/2023 (P)(S)	1,615,000	1,611,071
Series 2015-38A, Class A,
2.058%, 07/15/2027 (P)(S)	1,235,000	1,234,763
First Franklin Mortgage Loan Trust,
Series 2006-FF12, Class A5
0.763%, 09/25/2036 (P)	580,000	395,738
First Investors Auto Owner Trust
Series 2013-1A, Class B,
1.810%, 10/15/2018 (S)	49,913	49,914
Series 2013-3A, Class A3,
1.440%, 10/15/2019 (S)	111,320	111,239
Series 2014-1A, Class A3,
1.490%, 01/15/2020 (S)	166,703	166,442
Series 2014-3A, Class A3,
1.670%, 11/16/2020 (S)	1,070,000	1,070,498
Series 2014-3A, Class B,
2.390%, 11/16/2020 (S)	290,000	289,108
Flagship Credit Auto Trust, Series 2014-1,
Class A 1.210%, 04/15/2019 (S)	51,224	51,128
Ford Credit Floorplan Master
Owner Trust A, Series 2014-1, Class B
1.400%, 02/15/2019	190,000	190,046
Galaxy XIX CLO, Ltd., Series 2015-19A,
Class A1A 2.188%, 01/24/2027 (P)(S)	1,630,000	1,630,363
Galaxy XV CLO, Ltd., Series 2013-15A,
Class A 1.878%, 04/15/2025 (P)(S)	1,746,000	1,735,452
Galaxy XVII CLO, Ltd., Series 2014-17A,
Class B 2.728%, 07/15/2026 (P)(S)	920,000	920,040
GM Financial Automobile Leasing Trust,
Series 2014-2A, Class B
1.960%, 03/20/2018 (S)	170,000	169,985
Green Tree Agency Advance
Funding Trust, Series 2015-T2,
Class AT2 3.095%, 10/15/2048 (S)	760,000	759,992
GSAA Home Equity Trust
Series 2006-15, Class AF6,
5.876%, 09/25/2036	682,810	368,875
Series 2006-17, Class A2,
0.626%, 11/25/2036 (P)	78,171	39,369

The accompanying notes are an integral part of the financial statements.

126

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
GSAA Home Equity Trust (continued)
Series 2006-20, Class 2A1A,
0.496%, 12/25/2046 (P)	$611,058	$381,525
Series 2006-10, Class AF3,
5.985%, 06/25/2036 (P)	265,856	136,031
GSAA Trust
Series 2005-7, Class AF4,
5.058%, 05/25/2035	430,000	401,100
Series 2007-3, Class 1A2,
0.616%, 03/25/2047 (P)	697,266	337,220
Series 2007-6, Class 1A2,
0.666%, 05/25/2047 (P)	108,802	82,661
GSAMP Trust, Series 2007-FM2,
Class A2B 0.536%, 01/25/2037 (P)	548,997	333,407
Highbridge Loan Management, Ltd.,
Series 2015-6A, Class A
2.082%, 05/05/2027 (P)(S)	905,000	903,185
LCM X LP, Series 10AR, Class BR
2.332%, 04/15/2022 (P)(S)	775,000	774,991
Madison Park Funding XI, Ltd.,
Series 2013-11A, Class A1A
1.918%, 10/23/2025 (P)(S)	1,445,003	1,437,282
Madison Park Funding XII, Ltd.,
Series 2014-12A, Class B1
2.784%, 07/20/2026 (P)(S)	920,000	920,167
Magnetite CLO, Ltd., Series 2012-7A,
Class C 5.128%, 01/15/2025 (P)(S)	1,250,000	1,250,543
Magnetite IX, Ltd., Series 2014-9A,
Class A1 2.058%, 07/25/2026 (P)(S)	1,765,000	1,764,914
Magnetite VIII, Ltd., Series 2014-8A,
Class A 2.108%, 04/15/2026 (P)(S)	1,255,000	1,256,534
Magnetite XII, Ltd., Series 2015-12A,
Class A 2.128%, 04/15/2027 (P)(S)	1,015,000	1,015,012
Marine Park CLO, Ltd., Series 2012-1A,
Class A1AR 1.898%, 10/12/2023 (P)(S)	1,515,000	1,513,044
Nationstar HECM Loan Trust
Series 2016-1A, Class A,
2.981%, 02/25/2026 (S)	646,914	646,525
Series 2016-2A, Class A,
2.239%, 06/25/2026 (S)	225,096	225,096
NRZ Advance Receivables Trust,
Series 2015-T2, Class AT2
3.302%, 08/17/2048 (S)	4,005,000	4,021,644
Oaktree EIF II Series A1, Ltd.,
Series 2015-B1A, Class A
2.176%, 02/15/2026 (P)(S)	1,425,000	1,425,285
OCP CLO, Ltd., Series 2015-8A, Class A1
2.162%, 04/17/2027 (P)(S)	2,005,000	2,002,708
OHA Credit Partners VII, Ltd.,
Series 2012-7A, Class A
2.055%, 11/20/2023 (P)(S)	1,105,000	1,104,948
OHA Credit Partners VIII, Ltd.,
Series 2013-8A, Class A
1.754%, 04/20/2025 (P)(S)	1,655,000	1,641,038
OHA Loan Funding, Ltd., Series 2015-1A,
Class A 2.126%, 02/15/2027 (P)(S)	1,695,000	1,695,120
OneMain Financial Issuance Trust,
Series 2016-2A, Class A
4.100%, 03/20/2028 (S)	1,930,000	1,984,378
OZLM XII, Ltd., Series 2015-12A,
Class A1 2.065%, 04/30/2027 (P)(S)	1,950,000	1,949,667
Race Point IX CLO, Ltd., Series 2015-9A,
Class A1 2.138%, 04/15/2027 (P)(S)	1,710,000	1,710,195

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF5
5.909%, 04/25/2037	$100,419	$52,127
Santander Drive Auto Receivables Trust
Series 2013-5, Class B,
1.550%, 10/15/2018	70,374	70,382
Series 2013-5, Class C,
2.250%, 06/17/2019	155,000	155,591
Series 2014-1, Class C,
2.360%, 04/15/2020	805,000	810,092
Series 2014-4, Class B,
1.820%, 05/15/2019	250,000	250,370
Series 2015-2, Class B,
1.830%, 01/15/2020	1,400,000	1,403,635
Securitized Asset Backed
Receivables LLC Trust,
Series 2006-HE1, Class A2B
0.536%, 07/25/2036 (P)	232,319	110,694
Seneca Park CLO, Ltd., Series 2014-1A,
Class A 2.112%, 07/17/2026 (P)(S)	340,000	340,024
SoFi Consumer Loan Program LLC,
Series 2016-2A, Class A
3.200%, 10/27/2025 (S)	1,190,000	1,199,582
Sound Point CLO IV, Ltd.,
Series 2013-3A, Class A
2.004%, 01/21/2026 (P)(S)	1,176,000	1,170,539
Sound Point CLO VIII, Ltd.,
Series 2015-1A, Class A
2.158%, 04/15/2027 (P)(S)	1,385,000	1,382,234
Soundview Home Loan Trust
Series 2006-3, Class A4,
0.696%, 11/25/2036 (P)	245,000	166,920
Series 2007-OPT2, Class 2A3,
0.626%, 07/25/2037 (P)	55,000	37,053
SpringCastle America Funding LLC,
Series 2014-AA, Class A
2.700%, 05/25/2023 (S)	480,251	480,619
Springleaf Funding Trust, Series 2014-AA,
Class A 2.410%, 12/15/2022 (S)	541,569	541,897
SPS Servicer Advance Receivables Trust,
Series 2015-T3, Class AT3
2.920%, 07/15/2047 (S)	1,275,000	1,276,824
Symphony CLO, Ltd., Series 2012-10AR,
Class AR 1.908%, 07/23/2023 (P)(S)	465,000	464,154
Treman Park CLO LLC, Series 2015-1A,
Class A 2.134%, 04/20/2027 (P)(S)	1,425,000	1,425,058
Venture XI CLO, Ltd., Series 2012-11AR,
Class AR 1.926%, 11/14/2022 (P)(S)	2,060,000	2,053,146
Venture XXI CLO, Ltd., Series 2015-21A,
Class A 2.118%, 07/15/2027 (P)(S)	1,765,000	1,764,834
Voya CLO, Ltd.
Series 2012-1RA, Class A2R,
2.186%, 03/14/2022 (P)(S)	915,000	915,247
Series 2015-1A, Class A1,
2.112%, 04/18/2027 (P)(S)	1,335,000	1,335,029
Series 2015-1A, Class A2,
2.732%, 04/18/2027 (P)(S)	475,000	474,994
Westlake Automobile Receivables Trust,
Series 2014-2A, Class B
1.580%, 04/15/2020 (S)	680,848	680,867
TOTAL ASSET BACKED SECURITIES (Cost $92,912,703)		$93,028,710

The accompanying notes are an integral part of the financial statements.

127

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
PURCHASED OPTIONS - 0.0%
Call options - 0.0%
Over the Counter Option on the USD vs.
BRL (Expiration Date: 10/14/2016;
Strike Price: $3.33; Counterparty:
Goldman Sachs International) (I)		$786,000	$12,723
Put options - 0.0%
Over the Counter Option on the EUR vs.
USD (Expiration Date: 11/23/2016;
Strike Price: EUR 1.14; Counterparty:
Bank of America NA) (I)		385,000	10,604
TOTAL PURCHASED OPTIONS (Cost $34,755)			$23,327

SECURITIES LENDING COLLATERAL - 0.3%
John Hancock
Collateral Trust, 0.6375% (W)(Y)		213,193	2,133,252
TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,133,172)			$2,133,252

SHORT-TERM INVESTMENTS - 8.5%
Foreign government - 1.1%
Japan Treasury Discount Bill, 0.000%
01/11/2017*	JPY	410,000,000	3,966,061
Romania Treasury Bills
0.549%, 08/28/2017 *	RON	3,170,000	789,349
0.572%, 06/26/2017 *		6,515,000	1,624,282
South Africa Treasury Bill
7.163%, 12/14/2016*	ZAR	4,290,000	285,837
			6,665,529
Repurchase agreement - 7.4%
Societe Generale SA Tri-Party Repurchase Agreement dated 08/31/2016 at 0.320% to be repurchased at $44,100,392 on 09/01/2016, collateralized by $6,066,819 Federal Home Loan Mortgage Corp., 2.642% - 3.500% due 10/01/2041 to 09/01/2044 (valued at $6,413,030, including interest) and $38,265,000 U.S. Treasury Notes, 0.875% - 1.500% due 07/31/2018 to 03/31/2023 (valued at $38,568,970, including interest)		$44,100,000	44,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $50,725,582)			$50,765,529
Total Investments (Investment Quality Bond Fund)
(Cost $794,938,622) - 134.9%			$808,203,413
Other assets and liabilities, net - (34.9%)			(208,958,367)
TOTAL NET ASSETS - 100.0%			$599,245,046

Lifestyle II Aggressive Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 67.4%
Equity - 67.4%
Strategic Equity Allocation,
Class NAV (JHAM) (A)(1)	5,393,643	$70,872,464
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $70,179,608)		$70,872,464

Lifestyle II Aggressive Portfolio (continued)

	Shares or
	Principal
	Amount	Value
UNAFFILIATED INVESTMENT COMPANIES - 32.5%
Exchange-traded funds - 32.5%
Financial Select Sector SPDR Fund	65,503	$1,608,754
iShares Edge MSCI Min Vol USA ETF	131,884	6,062,706
Vanguard Dividend Appreciation ETF	47,412	4,037,606
Vanguard Energy ETF	13,664	1,298,900
Vanguard FTSE Developed Markets ETF	47,405	1,753,037
Vanguard FTSE Emerging Markets ETF	99,409	3,712,926
Vanguard Health Care ETF	5,507	733,422
Vanguard Information Technology ETF	22,302	2,629,183
Vanguard Materials ETF	4,031	436,195
Vanguard Mid-Cap ETF	36,902	4,775,857
Vanguard REIT ETF	11,852	1,054,472
Vanguard S&P 500 ETF	22,208	4,430,940
Vanguard Small-Cap ETF	12,906	1,578,275
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $32,061,498)		$34,112,273

SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	106,611	106,611
TOTAL SHORT-TERM INVESTMENTS (Cost $106,611)		$106,611
Total Investments (Lifestyle II Aggressive Portfolio)
(Cost $102,347,717) - 100.0%		$105,091,348
Other assets and liabilities, net - 0.0%		(3,750)
TOTAL NET ASSETS - 100.0%		$105,087,598

Lifestyle II Balanced Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 39.9%
Equity - 39.9%
Strategic Equity Allocation,
Class NAV (JHAM) (A)(1)	10,617,721	$139,516,854
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $137,600,211)		$139,516,854

UNAFFILIATED INVESTMENT COMPANIES - 60.1%
Exchange-traded funds - 60.1%
Financial Select Sector SPDR Fund	149,018	3,659,882
iShares Edge MSCI Min Vol USA ETF	437,523	20,112,932
iShares iBoxx $ Investment Grade Corporate
Bond ETF	117,496	14,556,579
iShares J.P. Morgan USD Emerging Markets
Bond ETF	41,829	4,903,195
iShares TIPS Bond ETF	36,990	4,292,322
PowerShares Senior Loan Portfolio	534,187	12,409,164
SPDR Barclays High Yield Bond ETF	788,233	28,802,034
Vanguard Dividend Appreciation ETF	156,987	13,369,013
Vanguard Energy ETF	22,698	2,157,672
Vanguard FTSE Developed Markets ETF	40,544	1,499,317
Vanguard FTSE Emerging Markets ETF	45,893	1,714,104
Vanguard Health Care ETF	13,146	1,750,784
Vanguard Information Technology ETF	53,625	6,321,851
Vanguard Intermediate-Term Bond ETF	135,671	11,898,347
Vanguard Intermediate-Term Corporate
Bond ETF	378,305	33,915,043

The accompanying notes are an integral part of the financial statements.

128

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Lifestyle II Balanced Portfolio (continued)

	Shares or
	Principal
	Amount	Value
UNAFFILIATED INVESTMENT COMPANIES (continued)
Exchange-traded funds (continued)
Vanguard Materials ETF	6,712	$726,306
Vanguard Mid-Cap ETF	63,267	8,188,015
Vanguard REIT ETF	49,358	4,391,381
Vanguard S&P 500 ETF	5,448	1,086,985
Vanguard Short-Term Bond ETF	10,881	878,967
Vanguard Short-Term Inflation-Protected
Securities ETF (I)	87,068	4,287,228
Vanguard Small-Cap ETF	11,191	1,368,547
Vanguard Total Bond Market ETF	329,616	27,756,963
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $201,799,948)		$210,046,631

SHORT-TERM INVESTMENTS - 0.4%
Money market funds - 0.4%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	1,380,319	1,380,319
TOTAL SHORT-TERM INVESTMENTS (Cost $1,380,319)		$1,380,319
Total Investments (Lifestyle II Balanced Portfolio)
(Cost $340,780,478) - 100.4%		$350,943,804
Other assets and liabilities, net - (0.4%)		(1,286,486)
TOTAL NET ASSETS - 100.0%		$349,657,318

Lifestyle II Conservative Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 12.4%
Equity - 12.4%
Strategic Equity Allocation,
Class NAV (JHAM) (A)(1)	702,973	$9,237,072
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $8,748,900)		$9,237,072

UNAFFILIATED INVESTMENT COMPANIES - 87.6%
Exchange-traded funds - 87.6%
iShares Edge MSCI Min Vol USA ETF	60,517	2,781,966
iShares iBoxx $ Investment Grade Corporate
Bond ETF	51,462	6,375,627
iShares J.P. Morgan USD Emerging Markets
Bond ETF	16,679	1,955,112
iShares TIPS Bond ETF	16,840	1,954,114
PowerShares Senior Loan Portfolio	185,426	4,307,446
SPDR Barclays High Yield Bond ETF	201,630	7,367,560
Vanguard Dividend Appreciation ETF	22,046	1,877,437
Vanguard Energy ETF	2,232	212,174
Vanguard FTSE Emerging Markets ETF	1,002	37,425
Vanguard Intermediate-Term Bond ETF	59,520	5,219,904
Vanguard Intermediate-Term Corporate
Bond ETF	166,035	14,885,037
Vanguard Materials ETF	657	71,094
Vanguard Mid-Cap ETF	1,345	174,071
Vanguard REIT ETF	7,989	710,781
Vanguard Short-Term Bond ETF	43,222	3,491,473
Vanguard Short-Term Inflation-Protected
Securities ETF (I)	39,624	1,951,086

Lifestyle II Conservative Portfolio (continued)

	Shares or
	Principal
	Amount	Value
UNAFFILIATED INVESTMENT COMPANIES (continued)
Exchange-traded funds (continued)
Vanguard Total Bond Market ETF	143,725	$12,103,082
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $63,289,190)		$65,475,389

SHORT-TERM INVESTMENTS - 0.6%
Money market funds - 0.6%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	463,121	463,121
TOTAL SHORT-TERM INVESTMENTS (Cost $463,121)		$463,121
Total Investments (Lifestyle II Conservative Portfolio)
(Cost $72,501,211) - 100.6%		$75,175,582
Other assets and liabilities, net - (0.6%)		(464,523)
TOTAL NET ASSETS - 100.0%		$74,711,059

Lifestyle II Growth Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 53.5%
Equity - 53.5%
Strategic Equity Allocation,
Class NAV (JHAM) (A)(1)	11,298,482	$148,462,050
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $147,303,594)		$148,462,050

UNAFFILIATED INVESTMENT COMPANIES - 46.4%
Exchange-traded funds - 46.4%
Financial Select Sector SPDR Fund	144,243	3,542,608
iShares Edge MSCI Min Vol USA ETF	377,971	17,375,327
iShares iBoxx $ Investment Grade Corporate
Bond ETF	45,730	5,665,490
iShares J.P. Morgan USD Emerging Markets
Bond ETF	25,375	2,974,458
iShares TIPS Bond ETF	14,071	1,632,799
PowerShares Senior Loan Portfolio	202,233	4,697,873
SPDR Barclays High Yield Bond ETF	306,978	11,216,976
Vanguard Dividend Appreciation ETF	136,022	11,583,634
Vanguard Energy ETF	26,606	2,529,166
Vanguard FTSE Developed Markets ETF	55,294	2,044,772
Vanguard FTSE Emerging Markets ETF	133,352	4,980,697
Vanguard Health Care ETF	13,568	1,806,986
Vanguard Information Technology ETF	48,548	5,723,324
Vanguard Intermediate-Term Bond ETF	52,839	4,633,980
Vanguard Intermediate-Term Corporate
Bond ETF	147,362	13,211,003
Vanguard Materials ETF	7,845	848,907
Vanguard Mid-Cap ETF	77,273	10,000,672
Vanguard REIT ETF	31,353	2,789,476
Vanguard S&P 500 ETF	35,938	7,170,350
Vanguard Short-Term Bond ETF	4,324	349,293
Vanguard Short-Term Inflation-Protected
Securities ETF (I)	33,121	1,630,878
Vanguard Small-Cap ETF	12,998	1,589,525
Vanguard Total Bond Market ETF	128,399	10,812,480
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $123,331,453)		$128,810,674

The accompanying notes are an integral part of the financial statements.

129

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Lifestyle II Growth Portfolio (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.4%
Money market funds - 0.4%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	1,007,145	$1,007,145
TOTAL SHORT-TERM INVESTMENTS (Cost $1,007,145)		$1,007,145
Total Investments (Lifestyle II Growth Portfolio)
(Cost $271,642,192) - 100.3%		$278,279,869
Other assets and liabilities, net - (0.3%)		(896,955)
TOTAL NET ASSETS - 100.0%		$277,382,914

Lifestyle II Moderate Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 26.6%
Equity - 26.6%
Strategic Equity Allocation,
Class NAV (JHAM) (A)(1)	1,795,858	$23,597,568
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $23,273,668)		$23,597,568

UNAFFILIATED INVESTMENT COMPANIES - 73.4%
Exchange-traded funds - 73.4%
iShares Edge MSCI Min Vol USA ETF	111,360	5,119,219
iShares iBoxx $ Investment Grade Corporate
Bond ETF	46,665	5,781,326
iShares J.P. Morgan USD Emerging Markets
Bond ETF	14,884	1,744,702
iShares TIPS Bond ETF	12,980	1,506,199
PowerShares Senior Loan Portfolio	184,986	4,297,225
SPDR Barclays High Yield Bond ETF	258,968	9,462,691
Vanguard Dividend Appreciation ETF	40,049	3,410,573
Vanguard Energy ETF	3,711	352,768
Vanguard FTSE Developed Markets ETF	2,061	76,216
Vanguard FTSE Emerging Markets ETF	301	11,242
Vanguard Intermediate-Term Bond ETF	53,890	4,726,153
Vanguard Intermediate-Term Corporate
Bond ETF	150,325	13,476,637
Vanguard Materials ETF	1,097	118,706
Vanguard Mid-Cap ETF	9,483	1,227,290
Vanguard REIT ETF	10,167	904,558
Vanguard S&P 500 ETF	1,165	232,441
Vanguard Short-Term Bond ETF	3,484	281,438
Vanguard Short-Term Inflation-Protected
Securities ETF (I)	30,553	1,504,430
Vanguard Small-Cap ETF	332	40,600
Vanguard Total Bond Market ETF	130,075	10,953,616
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $63,271,344)		$65,228,030

SHORT-TERM INVESTMENTS - 0.2%

Lifestyle II Moderate Portfolio (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money market funds - 0.2%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	218,369	$218,369
TOTAL SHORT-TERM INVESTMENTS (Cost $218,369)		$218,369
Total Investments (Lifestyle II Moderate Portfolio)
(Cost $86,763,381) - 100.2%		$89,043,967
Other assets and liabilities, net - (0.2%)		(196,522)
TOTAL NET ASSETS - 100.0%		$88,847,445

Mid Cap Stock Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 88.2%
Consumer discretionary - 19.7%
Diversified consumer services - 0.1%
The Honest Company, Inc. (I)(R)	52,540	$1,902,999
Hotels, restaurants and leisure - 4.8%
Chipotle Mexican Grill, Inc. (I)	50,028	20,698,084
Jack in the Box, Inc.	123,223	12,255,760
Panera Bread Company, Class A (I)(L)	175,528	38,115,904
		71,069,748
Household durables - 1.1%
Harman International Industries, Inc.	187,044	15,840,756
Internet and direct marketing retail - 6.8%
Expedia, Inc.	401,581	43,820,519
TripAdvisor, Inc. (I)	367,752	22,432,872
Wayfair, Inc., Class A (I)(L)	928,035	35,738,630
		101,992,021
Specialty retail - 2.5%
Advance Auto Parts, Inc.	87,416	13,757,530
Dick’s Sporting Goods, Inc.	384,703	22,543,596
Jand, Inc., Class A (I)(R)	49,365	573,128
		36,874,254
Textiles, apparel and luxury goods - 4.4%
Kate Spade & Company (I)	791,692	14,772,973
Samsonite International SA	6,966,600	21,969,932
Under Armour, Inc., Class A (I)(L)	130,890	5,187,171
Under Armour, Inc., Class C (I)	661,752	23,591,459
		65,521,535
		293,201,313
Consumer staples - 4.3%
Beverages - 3.2%
Molson Coors Brewing Company, Class B	191,795	19,624,464
Monster Beverage Corp. (I)	179,587	27,636,643
		47,261,107
Food products - 1.1%
Nomad Foods, Ltd. (I)	1,421,088	16,612,519
		63,873,626
Energy - 4.7%
Oil, gas and consumable fuels - 4.7%
Concho Resources, Inc. (I)	85,387	11,032,000
Diamondback Energy, Inc. (I)	119,745	11,405,711

The accompanying notes are an integral part of the financial statements.

130

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Energen Corp.	151,680	$8,721,600
Newfield Exploration Company (I)	341,218	14,795,212
Pioneer Natural Resources Company	93,340	16,712,527
QEP Resources, Inc.	408,862	7,809,264
		70,476,314
		70,476,314
Financials - 2.4%
Diversified financial services - 2.4%
Double Eagle Acquisition Corp. (I)	778,240	7,883,571
S&P Global, Inc.	224,850	27,777,969
		35,661,540
		35,661,540
Health care - 21.6%
Biotechnology - 2.7%
Alnylam Pharmaceuticals, Inc. (I)	69,017	4,820,837
Incyte Corp. (I)	226,324	18,354,876
Ionis Pharmaceuticals, Inc. (I)	163,262	4,840,718
Regeneron Pharmaceuticals, Inc. (I)	29,695	11,656,772
		39,673,203
Health care equipment and supplies - 12.4%
ABIOMED, Inc. (I)	147,686	17,418,087
Align Technology, Inc. (I)	311,553	28,943,274
Becton, Dickinson and Company	131,672	23,333,595
DexCom, Inc. (I)	364,985	33,246,484
Edwards Lifesciences Corp. (I)	246,866	28,429,089
Hologic, Inc. (I)	750,786	28,845,198
Insulet Corp. (I)	559,671	23,690,873
		183,906,600
Health care technology - 2.6%
athenahealth, Inc. (I)	177,309	21,707,941
Veeva Systems, Inc., Class A (I)	413,112	16,904,543
		38,612,484
Pharmaceuticals - 3.9%
Allergan PLC (I)	73,958	17,346,109
Eisai Company, Ltd.	236,200	13,780,561
Mylan NV (I)	315,681	13,372,247
Ono Pharmaceutical Company, Ltd.	534,900	13,942,190
		58,441,107
		320,633,394
Industrials - 10.2%
Building products - 1.0%
Fortune Brands Home & Security, Inc.	233,151	14,819,078
Machinery - 2.7%
Pentair PLC	176,198	11,285,482
The Middleby Corp. (I)	228,321	29,259,336
		40,544,818
Professional services - 2.6%
IHS Markit, Ltd. (I)	640,795	23,914,469
TransUnion (I)	432,566	14,270,352
		38,184,821
Road and rail - 1.0%
Knight Transportation, Inc.	531,360	14,931,216
Trading companies and distributors - 2.9%
AerCap Holdings NV (I)	475,746	19,015,568

Mid Cap Stock Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Fastenal Company	557,371	$24,028,264
		43,043,832
		151,523,765
Information technology - 22.2%
Communications equipment - 1.5%
Arista Networks, Inc. (I)	282,400	22,501,632
Internet software and services - 5.3%
Apigee Corp. (I)	252,967	3,872,925
CoStar Group, Inc. (I)	166,101	34,424,432
GoDaddy, Inc., Class A (I)	582,855	18,872,845
Zillow Group, Inc., Class C (I)(L)	628,149	21,262,844
		78,433,046
Semiconductors and semiconductor equipment - 1.7%
Applied Materials, Inc.	842,186	25,130,830
Software - 12.8%
Atlassian Corp. PLC, Class A (I)	490,672	14,465,011
Guidewire Software, Inc. (I)	329,777	20,291,179
Mobileye NV (I)(L)	681,968	33,341,416
ServiceNow, Inc. (I)	317,835	23,097,069
SS&C Technologies Holdings, Inc.	859,507	28,320,756
The Ultimate Software Group, Inc. (I)	130,959	27,362,573
Workday, Inc., Class A (I)	521,286	44,199,840
		191,077,844
Technology hardware, storage and peripherals - 0.9%
Pure Storage, Inc., Class A (I)(L)	1,083,938	12,692,914
		329,836,266
Materials - 1.0%
Chemicals - 1.0%
Platform Specialty Products Corp. (I)(L)	1,667,965	15,095,083
Real estate - 2.1%
Equity real estate investment trusts - 2.0%
Equinix, Inc.	78,183	28,822,163
Real estate management and development - 0.1%
WeWork Companies, Inc., Class A (I)(R)	35,488	1,781,223
		30,603,386
TOTAL COMMON STOCKS (Cost $1,133,892,085)		$1,310,904,687

PREFERRED SECURITIES - 9.2%
Consumer discretionary - 0.4%
Diversified consumer services - 0.3%
The Honest Company, Inc. (I)(R)	122,593	4,440,318
Specialty retail - 0.1%
Jand, Inc., Series D (I)(R)	110,231	1,279,782
		5,720,100
Financials - 0.6%
Capital markets - 0.6%
Forward Venture (I)(R)	197,507	8,654,757
Industrials - 0.5%
Electrical equipment - 0.5%
Lithium Technology Corp. (I)(R)	1,672,498	7,994,540
Information technology - 6.4%
Electronic equipment, instruments and components - 0.5%
Veracode, Inc. (I)(R)	254,658	6,425,021

The accompanying notes are an integral part of the financial statements.

131

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Internet software and services - 3.9%
DocuSign, Inc., Series B (I)(R)	10,938	$205,416
DocuSign, Inc., Series B1 (I)(R)	3,276	61,523
DocuSign, Inc., Series D (I)(R)	7,860	147,611
DocuSign, Inc., Series E (I)(R)	170,192	3,196,206
Lookout, Inc., Series F (I)(R)	341,649	2,593,116
One Kings Lane, Inc. (I)(R)	529,764	550,955
Uber Technologies, Inc. (I)(R)	1,059,388	51,668,683
		58,423,510
Software - 2.0%
Birst, Inc., Series F (I)(R)	639,317	3,394,773
DraftKings, Inc., Series C (I)(R)	1,058,252	2,179,999
Essence Group Holdings Corp. (I)(R)	2,576,993	6,287,863
MarkLogic Corp., Series F (I)(R)	433,540	3,975,562
Nutanix, Inc. (I)(R)	273,945	4,117,393
Pinterest, Inc., Series G (I)(R)	570,725	3,726,834
Zuora, Inc., Series F (I)(R)	1,403,516	6,400,033
		30,082,457
		94,930,988
Real estate - 1.3%
Real estate management and development - 1.3%
Redfin Corp. (I)(R)	1,074,553	3,922,118
WeWork Companies, Inc., Series D1 (I)(R)	176,378	8,852,809
WeWork Companies, Inc., Series D2 (I)(R)	138,582	6,955,742
		19,730,669
		19,730,669
TOTAL PREFERRED SECURITIES (Cost $91,253,451)		$137,031,054

CORPORATE BONDS - 0.1%
Information technology - 0.1%
DraftKings, Inc.
5.000%, 12/23/2016 (R)	$803,899	803,899
TOTAL CORPORATE BONDS (Cost $803,899)		$803,899

SECURITIES LENDING COLLATERAL - 7.3%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	10,925,958	109,327,319
TOTAL SECURITIES LENDING
COLLATERAL (Cost $109,319,066)		$109,327,319

SHORT-TERM INVESTMENTS - 1.3%
Repurchase agreement - 1.3%
Societe Generale SA Tri-Party Repurchase Agreement dated 08/31/2016 at 0.320% to be repurchased at $19,100,170 on 09/01/2016, collateralized by $19,407,500 U.S. Treasury Notes, 1.000% - 1.375% due 08/15/2018 - 08/31/2023 (valued at $19,482,027, including interest)	$19,100,000	19,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $19,100,000)		$19,100,000
Total Investments (Mid Cap Stock Fund)
(Cost $1,354,368,501) - 106.1%		$1,577,166,959
Other assets and liabilities, net - (6.1%)		(90,531,924)
TOTAL NET ASSETS - 100.0%		$1,486,635,035

Mid Value Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 92.4%
Consumer discretionary - 11.4%
Diversified consumer services - 0.8%
Graham Holdings Company, Class B	3,200	$1,569,120
Strayer Education, Inc. (I)	120,174	5,850,070
		7,419,190
Leisure products - 1.4%
Mattel, Inc.	346,700	11,486,171
Sankyo Company, Ltd.	32,900	1,143,112
		12,629,283
Media - 5.8%
News Corp., Class A	1,181,200	16,607,672
Pearson PLC	332,929	3,785,963
Scholastic Corp.	110,300	4,440,678
Tribune Media Company, Class A	404,100	15,388,128
Viacom, Inc., Class B	327,400	13,207,316
		53,429,757
Specialty retail - 2.4%
Chico’s FAS, Inc.	414,500	5,255,860
The Gap, Inc.	398,800	9,918,158
Tiffany & Company	95,700	6,830,109
		22,004,127
Textiles, apparel and luxury goods - 1.0%
Coach, Inc.	95,200	3,634,736
Ralph Lauren Corp.	58,100	6,020,322
		9,655,058
		105,137,415
Consumer staples - 7.2%
Beverages - 0.8%
Carlsberg A/S, Class B	84,179	7,901,970
Food and staples retailing - 1.1%
Sysco Corp.	188,900	9,796,354
Food products - 4.6%
Archer-Daniels-Midland Company	224,400	9,819,744
Bunge, Ltd.	334,100	21,348,990
Flowers Foods, Inc.	274,200	4,088,322
McCormick & Company, Inc.	47,600	4,853,296
Tootsie Roll Industries, Inc. (L)	58,783	2,239,044
		42,349,396
Personal products - 0.7%
Edgewell Personal Care Company (I)	81,800	6,544,818
		66,592,538
Energy - 10.7%
Energy equipment and services - 0.4%
SEACOR Holdings, Inc. (I)	70,000	4,114,600
Oil, gas and consumable fuels - 10.3%
Apache Corp.	240,100	11,932,970
Cameco Corp.	652,100	6,012,362
Canadian Natural Resources, Ltd.	483,800	15,021,990
CONSOL Energy, Inc.	436,500	7,961,760
Devon Energy Corp.	327,000	14,168,910
Hess Corp.	308,100	16,729,830
Murphy Oil Corp.	547,300	14,623,856
PrairieSky Royalty, Ltd.	44,656	875,140
Southwestern Energy Company (I)	513,900	7,148,349
		94,475,167
		98,589,767

The accompanying notes are an integral part of the financial statements.

132

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Mid Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Financials - 23.5%
Banks - 4.4%
Commerce Bancshares, Inc.	23,126	$1,172,026
Fifth Third Bancorp	696,000	14,031,360
First Horizon National Corp.	865,858	13,316,896
Popular, Inc.	164,400	6,462,564
WestAmerica Bancorporation (L)	103,300	5,251,772
		40,234,618
Capital markets - 5.0%
E*TRADE Financial Corp. (I)	157,010	4,141,924
Lazard, Ltd., Class A	262,600	9,724,078
LPL Financial Holdings, Inc. (L)	314,700	9,356,031
Northern Trust Corp.	261,400	18,452,226
Waddell & Reed Financial, Inc., Class A	249,800	4,646,280
		46,320,539
Consumer finance - 1.9%
Ally Financial, Inc.	280,910	5,629,436
Synchrony Financial	446,800	12,434,444
		18,063,880
Diversified financial services - 2.7%
Groupe Bruxelles Lambert SA	22,941	2,014,790
Leucadia National Corp.	811,800	15,545,970
Pargesa Holding SA	38,921	2,684,978
Voya Financial, Inc.	151,500	4,429,860
		24,675,598
Insurance - 8.5%
Brown & Brown, Inc.	158,900	5,953,983
CNA Financial Corp.	285,647	9,514,902
First American Financial Corp.	84,800	3,654,032
FNF Group	173,787	6,550,032
Kemper Corp.	184,200	6,898,290
Loews Corp.	300,500	12,578,930
Marsh & McLennan Companies, Inc.	161,000	10,888,430
OneBeacon Insurance Group, Ltd., Class A	24,359	344,923
The Progressive Corp.	288,800	9,403,328
White Mountains Insurance Group, Ltd.	15,100	12,442,702
		78,229,552
Thrifts and mortgage finance - 1.0%
Capitol Federal Financial, Inc.	413,212	5,941,989
PHH Corp. (I)	234,200	3,583,260
		9,525,249
		217,049,436
Health care - 8.8%
Biotechnology - 1.9%
Alkermes PLC (I)	256,100	11,209,497
Seattle Genetics, Inc. (I)	140,500	6,259,275
		17,468,772
Health care equipment and supplies - 4.7%
Baxter International, Inc.	225,800	10,551,634
Haemonetics Corp. (I)	206,100	7,658,676
Halyard Health, Inc. (I)	75,961	2,768,778
Hologic, Inc. (I)	570,100	21,903,242
		42,882,330
Health care providers and services - 1.3%
HealthSouth Corp.	67,400	2,743,854
Select Medical Holdings Corp. (I)	789,000	9,373,320
		12,117,174

Mid Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals - 0.9%
Zoetis, Inc.	165,500	$8,457,050
		80,925,326
Industrials - 9.3%
Aerospace and defense - 2.8%
Cobham PLC	1,103,266	2,341,830
KLX, Inc. (I)	112,863	4,214,304
Textron, Inc.	477,200	19,493,620
		26,049,754
Air freight and logistics - 2.7%
C.H. Robinson Worldwide, Inc.	233,600	16,216,512
Expeditors International of Washington, Inc.	170,900	8,656,085
		24,872,597
Commercial services and supplies - 1.0%
Cintas Corp.	81,400	9,565,314
Construction and engineering - 0.1%
KBR, Inc.	23,900	350,852
Electrical equipment - 0.1%
Babcock & Wilcox Enterprises, Inc. (I)	65,000	1,062,750
Machinery - 1.7%
AGCO Corp.	32,500	1,577,550
Cummins, Inc.	46,500	5,840,865
Xylem, Inc.	158,400	8,056,224
		15,474,639
Professional services - 0.9%
ManpowerGroup, Inc.	112,606	8,046,825
		85,422,731
Information technology - 2.9%
Communications equipment - 0.3%
ADTRAN, Inc.	169,500	3,115,410
Electronic equipment, instruments and components - 1.0%
AVX Corp.	345,249	4,743,721
National Instruments Corp.	141,200	3,945,128
		8,688,849
Semiconductors and semiconductor equipment - 1.6%
Applied Materials, Inc.	198,800	5,932,192
Marvell Technology Group, Ltd.	733,200	9,091,680
		15,023,872
		26,828,131
Materials - 9.5%
Chemicals - 1.6%
FMC Corp.	119,900	5,628,106
The Mosaic Company	191,300	5,752,391
The Scotts Miracle-Gro Company, Class A	40,600	3,361,680
		14,742,177
Construction materials - 2.3%
Vulcan Materials Company	188,300	21,441,721
Containers and packaging - 0.8%
Packaging Corp. of America	16,700	1,313,121
WestRock Company	125,776	6,024,670
		7,337,791
Metals and mining - 3.9%
Cia de Minas Buenaventura SAA, ADR (I)	278,300	3,439,788
Franco-Nevada Corp.	220,300	15,392,778
Newmont Mining Corp.	323,800	12,382,112

The accompanying notes are an integral part of the financial statements.

133

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Mid Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Nucor Corp.	101,000	$4,899,510
		36,114,188
Paper and forest products - 0.9%
Louisiana-Pacific Corp. (I)	380,800	7,417,984
West Fraser Timber Company, Ltd.	9,923	334,071
		7,752,055
		87,387,932
Real estate - 5.3%
Equity real estate investment trusts - 4.4%
Equity Commonwealth (I)	243,300	7,612,857
Rayonier, Inc.	520,200	14,321,106
Taubman Centers, Inc.	28,200	2,190,294
The Macerich Company	103,400	8,467,426
Weyerhaeuser Company	247,297	7,876,409
		40,468,092
Real estate management and development - 0.9%
Realogy Holdings Corp.	285,800	7,670,872
The St. Joe Company (I)	47,300	893,497
		8,564,369
		49,032,461
Telecommunication services - 0.3%
Wireless telecommunication services - 0.3%
Telephone & Data Systems, Inc.	110,156	3,070,048
Utilities - 3.5%
Electric utilities - 2.5%
FirstEnergy Corp.	703,454	23,024,049
Independent power and renewable electricity producers - 1.0%
NRG Energy, Inc.	730,000	8,840,300
		31,864,349
TOTAL COMMON STOCKS (Cost $670,584,062)		$851,900,134

SECURITIES LENDING COLLATERAL - 1.6%
John Hancock Collateral Trust,
0.6375% (W)(Y)	1,473,698	14,746,123
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,745,009)		$14,746,123

SHORT-TERM INVESTMENTS - 7.4%
Money market funds - 7.4%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	1,657,962	1,657,962
T. Rowe Price Prime Reserve
Fund, 0.3220% (Y)	66,907,552	66,907,552
		68,565,514
TOTAL SHORT-TERM INVESTMENTS (Cost $68,565,514)		$68,565,514
Total Investments (Mid Value Fund)
(Cost $753,894,585) - 101.4%		$935,211,771
Other assets and liabilities, net - (1.4%)		(13,282,232)
TOTAL NET ASSETS - 100.0%		$921,929,539

Real Estate Equity Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 94.4%
Consumer discretionary - 1.6%
Hotels, restaurants and leisure - 1.6%
Hilton Worldwide Holdings, Inc.	145,744	$3,478,908
Real estate - 92.8%
Equity real estate investment trusts - 92.1%
Diversified REITs - 1.6%
PS Business Parks, Inc.	30,800	3,412,024
Health care REITs - 2.3%
Healthcare Realty Trust, Inc.	145,000	5,083,700
Hotel and resort REITs - 4.6%
Host Hotels & Resorts, Inc.	210,162	3,745,087
Pebblebrook Hotel Trust	69,000	2,072,760
RLJ Lodging Trust	88,700	2,070,258
Sunstone Hotel Investors, Inc.	167,655	2,328,728
		10,216,833
Industrial REITs - 9.3%
DCT Industrial Trust, Inc.	105,100	5,119,421
EastGroup Properties, Inc.	31,700	2,326,146
Prologis, Inc.	208,144	11,054,528
Terreno Realty Corp.	78,200	2,092,632
		20,592,727
Office REITs - 19.9%
Alexandria Real Estate Equities, Inc.	42,500	4,678,825
Boston Properties, Inc.	46,250	6,481,013
Douglas Emmett, Inc.	187,000	7,023,720
Highwoods Properties, Inc.	75,500	4,004,520
Kilroy Realty Corp.	66,100	4,800,843
Paramount Group, Inc.	147,500	2,655,000
SL Green Realty Corp.	70,800	8,334,576
Vornado Realty Trust	57,474	5,937,639
		43,916,136
Residential REITs - 16.5%
American Campus Communities, Inc.	41,500	2,079,565
AvalonBay Communities, Inc.	56,416	9,873,364
Camden Property Trust	76,000	6,670,520
Equity Residential	151,650	9,837,536
Essex Property Trust, Inc.	34,707	7,881,960
		36,342,945
Retail REITs - 33.3%
Acadia Realty Trust	104,600	3,863,924
Federal Realty Investment Trust	47,580	7,565,220
General Growth Properties, Inc.	350,594	10,216,309
Kimco Realty Corp.	209,400	6,292,470
Regency Centers Corp.	100,014	8,055,128
Simon Property Group, Inc.	91,700	19,758,599
The Macerich Company	94,012	7,698,643
Urban Edge Properties	149,537	4,285,730
Weingarten Realty Investors	134,900	5,564,625
		73,300,648
Specialized REITs - 4.6%
Public Storage	35,300	7,905,082
Weyerhaeuser Company	69,860	2,225,041
		10,130,123
		202,995,136

The accompanying notes are an integral part of the financial statements.

134

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Real Estate Equity Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate management and development - 0.7%
Diversified real estate activities - 0.7%
Alexander & Baldwin, Inc.	41,800	$1,677,434
		204,672,570
TOTAL COMMON STOCKS (Cost $78,003,813)		$208,151,478

CONVERTIBLE BONDS - 0.7%
Real estate - 0.7%
Real estate operating companies - 0.7%
Forest City Realty Trust, Inc.
4.250%, 08/15/2018	$1,321,000	1,562,908
TOTAL CONVERTIBLE BONDS (Cost $1,301,138)		$1,562,908

SHORT-TERM INVESTMENTS - 5.0%
Money market funds - 5.0%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	737,544	737,544
T. Rowe Price Prime Reserve
Fund, 0.3220% (Y)	10,247,554	10,247,554
		10,985,098
TOTAL SHORT-TERM INVESTMENTS (Cost $10,985,098)		$10,985,098
Total Investments (Real Estate Equity Fund)
(Cost $90,290,049) - 100.1%		$220,699,484
Other assets and liabilities, net - (0.1%)		(271,743)
TOTAL NET ASSETS - 100.0%		$220,427,741

Real Estate Securities Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.2%
Real estate - 99.2%
Equity real estate investment trusts - 99.2%
Diversified REITs - 8.0%
Empire State Realty Trust, Inc., Class A	135,138	$2,901,413
Spirit Realty Capital, Inc.	1,030,523	13,654,430
STORE Capital Corp.	465,383	13,789,298
VEREIT, Inc.	1,351,951	14,127,888
Washington Real Estate Investment Trust	272,636	8,860,670
		53,333,699
Health care REITs - 11.3%
HCP, Inc.	424,108	16,680,168
Healthcare Trust of America, Inc., Class A	325,167	10,971,135
Senior Housing Properties Trust	187,613	4,191,274
Ventas, Inc.	405,191	29,445,230
Welltower, Inc.	182,334	13,994,134
		75,281,941
Hotel and resort REITs - 5.4%
DiamondRock Hospitality Company	764,339	8,094,350
LaSalle Hotel Properties	320,164	8,983,802
Pebblebrook Hotel Trust	228,409	6,861,406
Sunstone Hotel Investors, Inc.	850,392	11,811,945
		35,751,503

Real Estate Securities Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrial REITs - 8.5%
Duke Realty Corp.	473,979	$13,328,289
Prologis, Inc.	617,082	32,773,225
Rexford Industrial Realty, Inc.	460,850	10,290,781
		56,392,295
Office REITs - 12.8%
Alexandria Real Estate Equities, Inc.	122,125	13,444,741
Boston Properties, Inc.	109,367	15,325,598
Douglas Emmett, Inc.	319,699	12,007,894
Equity Commonwealth (I)	146,149	4,573,002
Hudson Pacific Properties, Inc.	144,536	4,837,620
Paramount Group, Inc.	481,089	8,659,602
Vornado Realty Trust	255,132	26,357,687
		85,206,144
Residential REITs - 13.3%
American Campus Communities, Inc.	115,157	5,770,517
AvalonBay Communities, Inc.	63,684	11,145,337
Camden Property Trust	137,177	12,040,025
Equity LifeStyle Properties, Inc.	104,075	8,068,935
Equity Residential	565,304	36,671,270
Mid-America Apartment Communities, Inc.	65,999	6,203,246
Post Properties, Inc.	93,664	6,208,050
Silver Bay Realty Trust Corp.	130,773	2,488,610
		88,595,990
Retail REITs - 24.0%
Agree Realty Corp.	176,807	8,484,968
Brixmor Property Group, Inc.	561,069	16,024,131
DDR Corp.	686,125	12,974,624
Equity One, Inc.	234,276	7,271,927
General Growth Properties, Inc.	472,816	13,777,858
Kite Realty Group Trust	175,575	5,070,606
Pennsylvania Real Estate Investment Trust	220,130	5,523,062
Regency Centers Corp.	105,990	8,536,435
Retail Properties of America, Inc., Class A	169,103	2,874,751
Simon Property Group, Inc.	280,704	60,483,291
The Macerich Company	88,514	7,248,411
Urban Edge Properties	387,506	11,105,922
		159,375,986
Specialized REITs - 15.9%
CoreSite Realty Corp.	70,534	5,503,063
Crown Castle International Corp.	88,804	8,415,955
CubeSmart	339,613	9,349,546
Digital Realty Trust, Inc.	103,826	10,288,118
DuPont Fabros Technology, Inc.	243,891	10,340,978
Equinix, Inc.	61,824	22,791,418
Four Corners Property Trust, Inc.	338,748	7,015,471
Public Storage	141,123	31,603,085
		105,307,634
TOTAL COMMON STOCKS (Cost $544,456,340)		$659,245,192

The accompanying notes are an integral part of the financial statements.

135

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Real Estate Securities Fund (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 1.5%
Repurchase agreement - 1.5%
Repurchase Agreement with State Street Corp.
dated 08/31/2016 at 0.030% to be
repurchased at $10,286,009 on 09/01/2016,
collateralized by $10,225,000 U.S. Treasury
Notes, 1.750% due 05/15/2023 (valued at
$10,493,406, including interest)	$10,286,000	$10,286,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,286,000)		$10,286,000
Total Investments (Real Estate Securities Fund)
(Cost $554,742,340) - 100.7%		$669,531,192
Other assets and liabilities, net - (0.7%)		(4,778,267)
TOTAL NET ASSETS - 100.0%		$664,752,925

Real Return Bond Fund

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 104.8%
U.S. Government - 102.9%
Treasury Inflation Protected Securities
0.125%, 04/15/2018 to 01/15/2023	$221,749,763	$223,348,353
0.125%, 07/15/2022 to 07/15/2024 (D)	57,535,055	58,117,505
0.250%, 01/15/2025	14,754,620	14,874,501
0.375%, 07/15/2023 to 07/15/2025	102,223,883	104,719,012
0.625%, 07/15/2021 to 02/15/2043	110,736,894	114,924,626
0.750%, 02/15/2042 (D)	2,570,530	2,658,694
0.750%, 02/15/2045	3,643,624	3,782,636
1.000%, 02/15/2046	23,750,920	26,444,179
1.125%, 01/15/2021 (D)	881,408	928,311
1.250%, 07/15/2020	10,266,658	10,866,836
1.375%, 07/15/2018 (D)	391,181	405,069
1.375%, 01/15/2020 to 02/15/2044	50,021,350	58,317,818
1.625%, 01/15/2018 (D)	1,955,748	2,006,146
1.750%, 01/15/2028	17,015,008	19,789,594
1.875%, 07/15/2019	21,785,261	23,218,404
2.125%, 02/15/2040	16,425,128	21,950,016
2.125%, 02/15/2041 (D)	1,221,622	1,647,412
2.375%, 01/15/2025 to 01/15/2027	95,092,384	113,316,704
2.500%, 01/15/2029	33,350,961	42,142,174
3.625%, 04/15/2028	82,805,968	113,883,794
3.875%, 04/15/2029	25,179,752	36,131,257
U.S. Treasury Bonds
2.500%, 02/15/2045 to 02/15/2046	13,350,000	14,101,694
3.000%, 11/15/2044 (D)	300,000	349,172
3.000%, 05/15/2045 to 11/15/2045	5,410,000	6,296,997
U.S. Treasury Notes
1.625%, 05/15/2026	4,900,000	4,914,166
2.000%, 02/15/2025 (D)	1,660,000	1,720,110
		1,020,855,180
U.S. Government Agency - 1.9%
Federal National Mortgage Association
1.576%, 10/01/2044 (P)	27,202	27,374
3.500%, TBA (C)	18,000,000	18,902,701
		18,930,075
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $1,028,322,572)		$1,039,785,255

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 3.3%
France - 0.6%
Government of France
1.850%, 07/25/2027	EUR	1,717,776	$2,476,819
2.250%, 07/25/2020		2,941,224	3,725,300
			6,202,119
Greece - 0.1%
Republic of Greece
3.800%, 08/08/2017	JPY	116,000,000	1,067,897
Italy - 0.4%
Republic of Italy
1.700%, 09/15/2018	EUR	304,596	353,317
2.350%, 09/15/2024 (S)		2,099,323	2,731,505
2.550%, 09/15/2041		469,203	711,542
3.100%, 09/15/2026		106,507	150,194
			3,946,558
Japan - 0.7%
Government of Japan
0.100%, 03/10/2026	JPY	249,275,000	2,545,643
0.300%, 09/20/2016		150,000,000	1,450,160
Government of Japan, CPI Linked Bond
0.100%, 03/10/2024 to 09/10/2024		304,400,000	3,077,314
			7,073,117
Mexico - 0.2%
Government of Mexico
4.000%, 11/08/2046	MXN	19,770,601	1,200,513
4.750%, 06/14/2018		11,246,000	593,608
			1,794,121
New Zealand - 0.4%
Dominion of New Zealand
2.065%, 09/20/2025	NZD	3,900,000	3,090,140
3.070%, 09/20/2030		600,000	531,855
			3,621,995
Spain - 0.0%
Autonomous Community of Catalonia
4.950%, 02/11/2020	EUR	300,000	351,801
United Kingdom - 0.9%
Government of United Kingdom
0.125%, 03/22/2024 to 03/22/2068	GBP	5,332,788	8,827,315
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $32,730,382)			$32,884,923

CORPORATE BONDS - 5.4%
Consumer discretionary - 0.2%
Altice Financing SA
6.625%, 02/15/2023 (S)		$1,500,000	1,561,875
Ford Motor Credit Company LLC
2.375%, 01/16/2018		100,000	101,012
			1,662,887
Energy - 0.2%
Petrobras Global Finance BV
4.375%, 05/20/2023		200,000	174,260
8.375%, 05/23/2021		2,200,000	2,367,090
			2,541,350
Financials - 3.6%
Ally Financial, Inc.
2.750%, 01/30/2017		600,000	600,306
3.600%, 05/21/2018		5,700,000	5,792,625
6.250%, 12/01/2017		3,200,000	3,356,000

The accompanying notes are an integral part of the financial statements.

136

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
American International Group, Inc.
5.850%, 01/16/2018		$500,000	$528,804
Bank of America NA
1.750%, 06/05/2018		2,700,000	2,718,719
CIT Group, Inc.
5.000%, 05/15/2017		100,000	102,000
Credit Suisse Group Funding
Guernsey, Ltd.
3.800%, 09/15/2022		500,000	510,185
HSBC Holdings PLC
6.000%, 03/29/2040	GBP	400,000	711,492
ING Bank NV
2.625%, 12/05/2022 (S)		$1,200,000	1,240,730
Intesa Sanpaolo SpA
6.500%, 02/24/2021 (S)		600,000	680,038
JPMorgan Chase & Co. (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)		1,500,000	1,556,250
Lehman Brothers Holdings, Inc.
5.360%, 04/05/2011 (H)	EUR	36,000	3,518
7.000%, 09/27/2027 (H)		$300,000	21,840
Lloyds Bank PLC
1.750%, 05/14/2018		1,100,000	1,099,223
Navient Corp.
5.500%, 01/15/2019		900,000	924,750
Nordea Kredit Realkreditaktieselskab
1.000%, 10/01/2017 (C)	DKK	3,900,000	589,924
2.000%, 10/01/2017		1,500,000	230,108
Nykredit Realkredit A/S
1.000%, 10/01/2017 (C)		10,000,000	1,518,593
2.000%, 10/01/2017		6,100,000	936,700
Realkredit Danmark A/S
1.000%, 01/01/2017 to 04/01/2017		11,100,000	1,672,678
2.000%, 04/01/2017		5,800,000	880,981
Royal Bank of Scotland Group PLC
4.700%, 07/03/2018		$100,000	103,072
Santander Holdings USA, Inc.
2.115%, 11/24/2017 (P)		4,800,000	4,829,520
The Goldman Sachs Group, Inc.
1.853%, 09/15/2020 (P)		2,400,000	2,425,174
The Royal Bank of Scotland PLC (9.500%
to 03/16/2017, then 5 Year U.S. Swap
Rate + 8.500%)
03/16/2022		1,130,000	1,169,987
The Toronto-Dominion Bank
2.250%, 03/15/2021 (S)		1,800,000	1,833,406
			36,036,623
Health care - 0.7%
Actavis Funding SCS
3.800%, 03/15/2025		200,000	211,059
Baxalta, Inc.
2.875%, 06/23/2020		1,400,000	1,422,663
Zimmer Biomet Holdings, Inc.
1.450%, 04/01/2017		5,300,000	5,303,821
			6,937,543
Industrials - 0.1%
Hellenic Railways Organization SA
4.028%, 03/17/2017	EUR	600,000	650,866
International Lease Finance Corp.
6.250%, 05/15/2019		$100,000	108,820

Real Return Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
International Lease Finance Corp. (continued)
8.250%, 12/15/2020	$100,000	$119,625
		879,311
Information technology - 0.1%
Hewlett Packard Enterprise Company
2.450%, 10/05/2017 (S)	700,000	705,894
Telecommunication services - 0.5%
AT&T, Inc.
1.561%, 06/30/2020 (P)	300,000	302,816
SFR Group SA
7.375%, 05/01/2026 (S)	4,500,000	4,646,250
		4,949,066
TOTAL CORPORATE BONDS (Cost $46,360,873)		$53,712,674

MUNICIPAL BONDS - 0.1%
Tobacco Settlement Finance Authority
(West Virginia) 7.467%, 06/01/2047	610,000	587,149
TOTAL MUNICIPAL BONDS (Cost $583,658)		$587,149

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.3%
Commercial and residential - 3.2%
Banc of America Alternative Loan Trust,
Series 2004-12, Class 1CB1
6.000%, 01/25/2035	2,838,325	2,811,778
Banc of America Funding Trust,
Series 2004-1, Class 4A1
6.000%, 03/25/2034	4,352,799	4,740,413
Banc of America Mortgage Trust,
Series 2005-A, Class 2A2
2.949%, 02/25/2035 (P)	260,349	256,785
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-3, Class 3A2,
2.998%, 05/25/2033 (P)	40,555	40,382
Series 2005-2, Class A1,
3.090%, 03/25/2035 (P)	312,093	313,240
Series 2005-2, Class A2,
2.924%, 03/25/2035 (P)	80,719	81,340
Series 2005-5, Class A1,
2.380%, 08/25/2035 (P)	102,942	103,401
Series 2005-5, Class A2,
2.460%, 08/25/2035 (P)	168,180	167,542
Bear Stearns ALT-A Trust, Series 2004-9,
Class 6A1 2.792%, 09/25/2034 (P)	73,684	71,912
Bella Vista Mortgage Trust,
Series 2005-1, Class 1A1
1.043%, 01/22/2045 (P)	635,012	578,693
Citicorp Mortgage Securities Trust,
Series 2007-3, Class 3A1
5.500%, 04/25/2037	151,382	150,064
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class 1A1,
3.040%, 05/25/2035 (P)	25,813	25,330
Series 2005-6, Class A1,
2.430%, 09/25/2035 (P)	121,515	121,050
Series 2005-6, Class A2,
2.760%, 09/25/2035 (P)	128,550	128,335
Series 2005-6, Class A3,
2.410%, 09/25/2035 (P)	28,256	27,258

The accompanying notes are an integral part of the financial statements.

137

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Countrywide Alternative Loan Trust,
Series 2004-18CB, Class 4A1
5.500%, 09/25/2034		$1,129,667	$1,158,058
GSR Mortgage Loan Trust,
Series 2004-12, Class 3A6
2.719%, 12/25/2034 (P)		1,048,118	1,026,450
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
2.697%, 04/19/2034 (P)		3,252,382	3,209,245
JPMorgan Mortgage Trust,
Series 2007-A1, Class 4A2
2.714%, 07/25/2035 (P)		191,548	191,429
Marche Mutui 4 SRL, Series 4, Class A
0.175%, 02/25/2055 (P)	EUR	59,627	66,152
Marche Mutui SRL, Series 6, Class A1
2.001%, 01/27/2064 (P)		204,686	230,408
MASTR Alternative Loans Trust,
Series 2006-2, Class 2A1
0.846%, 03/25/2036 (P)		$538,689	110,471
Morgan Stanley Capital I Trust,
Series 2007-IQ16, Class A4
5.809%, 12/12/2049		1,031,758	1,063,296
New York Mortgage Trust, Inc.,
Series 2006-1, Class 2A3
2.952%, 05/25/2036 (P)		737,627	663,882
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A1
2.578%, 10/25/2035 (P)(S)		1,893,212	1,908,097
Residential Accredit Loans Trust,
Series 2006-QO6, Class A1
0.626%, 06/25/2046 (P)		839,726	341,667
Structured Adjustable Rate Mortgage
Loan Trust, Series 2005-19XS,
Class 1A1 0.766%, 10/25/2035 (P)		1,730,759	1,430,787
Swan Trust, Series 2010-1, Class A
3.150%, 04/25/2041 (P)	AUD	517,698	391,388
Thornburg Mortgage Securities Trust
Series 2006-4, Class A2B,
2.959%, 07/25/2036 (P)		$4,826,257	4,647,253
Series 2007-4, Class 2A1,
2.445%, 09/25/2037 (P)		2,517,083	2,469,552
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR15, Class A1A1,
0.713%, 11/25/2045 (P)		2,863,679	2,669,450
Series 2006-5, Class 3A6,
6.268%, 07/25/2036		621,755	284,906
Series 2007-HY3, Class 4A1,
2.683%, 03/25/2037 (P)		471,391	443,782
			31,923,796
U.S. Government Agency - 0.1%
Federal National Mortgage Association
Series 2003-34, Class A1,
6.000%, 04/25/2043		9,050	9,975
Series 2004-T3, Class 1A1,
6.000%, 02/25/2044		11,381	13,073
Series 2004-W12, Class 1A1,
6.000%, 07/25/2044		65,781	76,539

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2007-63, Class FC,
0.796%, 07/25/2037 (P)		$701,756	$704,555
			804,142
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $33,303,681)			$32,727,938

ASSET BACKED SECURITIES - 3.6%
Atlas Senior Loan Fund, Ltd.,
Series 12-2A, Class AR
2.055%, 01/30/2024 (P)(S)		800,000	800,000
Carlyle Global Market Strategies,
Series 2012-1AR, Class AR
1.864%, 04/20/2022 (P)(S)		2,166,334	2,165,288
CIFC Funding, Ltd.
Series 2012-1A, Class A1R2,
1.920%, 08/14/2024 (P)(S)		4,400,000	4,388,076
Series 2012-2A, Class A1R,
2.030%, 12/05/2024 (P)(S)		1,400,000	1,399,825
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-OPX1, Class A5A
5.764%, 01/25/2037		540,094	390,066
Cordatus CLO I PLC, Series 2006-1X,
Class A2
0.968%, 01/30/2024 (P)	GBP	170,461	221,100
Cordatus CLO II PLC
Series 2007-1X, Class A1F,
0.165%, 07/25/2024 (P)	EUR	347,544	384,039
Series 2007-1X, Class A2,
0.968%, 07/25/2024 (P)	GBP	81,864	105,001
Eastland CLO, Ltd., Series 2007-1A,
Class A2A
0.867%, 05/01/2022 (P)(S)		$2,927,447	2,914,218
Eaton Vance CDO VII PLC
Series 1-X, Class A2,
0.880%, 03/25/2026 (P)		308,362	303,612
Series 1-X, Class VFNU,
0.960%, 03/25/2026 (P)		485,555	477,672
Eaton Vance CDO X PLC
Series 2007-10X, Class A1,
0.045%, 02/22/2027 (P)	EUR	28,271	31,397
Series 2007-10X, Class VFNU,
0.954%, 02/22/2027 (P)		$800,492	790,206
Fraser Sullivan CLO VII, Ltd.,
Series 2012-7A, Class A1R
1.709%, 04/20/2023 (P)(S)		673,052	671,673
Highlander Euro CDO III BV,
Series 2007-3A, Class A
0.068%, 05/01/2023 (P)(S)	EUR	1,592,481	1,761,488
LCM IX LP, Series 9A, Class A
1.830%, 07/14/2022 (P)(S)		$150,737	150,713
OHA Credit Partners VI, Ltd.,
Series 2012-6A, Class AR
1.846%, 05/15/2023 (P)(S)		2,562,668	2,562,456
SLM Student Loan Trust, Series 2008-9,
Class A
2.138%, 04/25/2023 (P)		5,942,739	5,935,681
Structured Asset Investment Loan Trust,
SAIL 2003-BC11 A3
1.389%, 10/25/2033 (P)		4,770,674	4,510,339

The accompanying notes are an integral part of the financial statements.

138

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
ASSET BACKED SECURITIES (continued)
Venture XI CLO, Ltd., Series 2012-11AR,
Class AR
1.926%, 11/14/2022 (P)(S)		$2,700,000	$2,691,017
Voya CLO, Ltd.
Series 2012-2AR, Class AR,
1.928%, 10/15/2022 (P)(S)		1,300,000	1,298,408
Series 2012-3AR, Class AR,
1.948%, 10/15/2022 (P)(S)		1,300,000	1,297,663
Wood Street CLO BV, Series II-A,
Class A1
0.117%, 03/29/2021 (P)(S)	EUR	10,980	12,246
TOTAL ASSET BACKED SECURITIES (Cost $35,304,490)			$35,262,184

COMMON STOCKS - 0.0%
Financials - 0.0%
Rescap Liquidating Trust (I)		1,029	10,650
TOTAL COMMON STOCKS (Cost $3,241)			$10,650

PURCHASED OPTIONS - 0.3%
Put options - 0.2%
Exchange Traded Option on 3-Month
Pound Sterling Futures (Expiration
Date: 06/21/2017; Strike
Price: $98.50) (I)		36,500,000	0
Exchange Traded Option on 3-Month
Pound Sterling Futures (Expiration
Date: 12/21/2016; Strike
Price: $98.50) (I)		72,625,000	1
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.250% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
01/09/2017; Strike Rate: 1.250%;
Counterparty: Goldman Sachs
and Company) (I)		176,100,000	81,711
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.250% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
02/06/2017; Strike Rate: 1.250%;
Counterparty: Morgan Stanley
Company, Inc.) (I)		186,500,000	114,697
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.250% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
02/21/2017; Strike Rate: 1.250%;
Counterparty: Morgan Stanley
Company, Inc.) (I)		145,400,000	100,617
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.250% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
12/27/2016; Strike Rate: 1.250%;
Counterparty: Citibank N.A.) (I)		92,700,000	37,544
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.250% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
12/27/2016; Strike Rate: 1.250%;
Counterparty: Goldman Sachs
and Company) (I)		177,600,000	71,928

Real Return Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
PURCHASED OPTIONS (continued)
Put options (continued)
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 3.400% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
12/05/2016; Strike Rate: 3.400%;
Counterparty: Credit
Suisse Securities) (I)	11,600,000	$58
Over the Counter Option on 10 Year
Interest Rate Swap. Receive a fixed rate
of 2.720% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
07/16/2018; Strike Rate: 2.720%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	18,500,000	172,476
Over the Counter Option on 10 Year
Interest Rate Swap. Receive a fixed rate
of 2.765% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
07/16/2018; Strike Rate: 2.765%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	24,300,000	211,896
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.150% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
06/15/2018; Strike Rate: 2.150%;
Counterparty: Deutsche Bank
Securities, Inc.) (I)	3,700,000	219,776
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.150% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
06/15/2018; Strike Rate: 2.150%;
Counterparty: Nomura Global Financial
Products, Inc.) (I)	2,200,000	130,678
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.590% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
12/10/2018; Strike Rate: 2.590%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	1,200,000	47,777
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.600% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
03/29/2019; Strike Rate: 2.600%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	2,700,000	120,617
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.605% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
10/17/2018; Strike Rate: 2.605%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	3,800,000	138,027
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.608% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
11/15/2018; Strike Rate: 2.608%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	1,200,000	45,211

The accompanying notes are an integral part of the financial statements.

139

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
PURCHASED OPTIONS (continued)
Put options (continued)
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.860% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
10/23/2018; Strike Rate: 2.860%;
Counterparty: Deutsche Bank
Securities, Inc.) (I)		5,600,000	$140,829
			1,633,843
Call options - 0.1%
Over the Counter Option on 2 Year
Interest Rate Swap. Receive a fixed rate
of 1.100% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
09/28/2016; Strike Rate: 1.100%;
Counterparty: Nomura Global Financial
Products, Inc.) (I)		37,000,000	15,688
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 6-month LIBOR (Expiration Date:
12/21/2016; Strike Rate: 1.000%;
Counterparty: Citibank N.A.) (I)		12,300,000	34,145
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 6-month LIBOR (Expiration Date:
12/21/2016; Strike Rate: 1.000%;
Counterparty: Morgan Stanley
Company, Inc.) (I)		3,600,000	9,994
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 6-month LIBOR (Expiration Date:
12/13/2016; Strike Rate: 1.000%;
Counterparty: Morgan Stanley
Company, Inc.) (I)		11,600,000	29,708
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.150% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
06/15/2018; Strike Rate: 2.150%;
Counterparty: Deutsche Bank
Securities, Inc.) (I)		3,700,000	546,645
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.150% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
06/15/2018; Strike Rate: 2.150%;
Counterparty: Nomura Global Financial
Products, Inc.) (I)		2,200,000	325,032
Over the Counter Option on an Interest
Rate Floor based on 3-Month LIBOR
(Expiration Date: 12/06/2019; Strike
Rate: 1.600%; Counterparty: Nomura
Global Financial Products, Inc.) (I)		44,200,000	549,627
			1,510,839
TOTAL PURCHASED OPTIONS (Cost $4,538,170)			$3,144,682

SHORT-TERM INVESTMENTS - 3.8%
Foreign government - 3.7%
Japan Treasury Discount Bill, 0.000%
09/26/2016 *	JPY	1,090,000,000	10,535,764

Real Return Bond Fund (continued)

		Shares or
		Principal
		Amount	Value
SHORT-TERM INVESTMENTS (continued)
Foreign government (continued)
Japan Treasury Discount Bill,
0.000% (continued)
10/11/2016 *	JPY	650,000,000	$6,283,606
10/17/2016 *		1,060,000,000	10,247,275
10/31/2016 *		950,000,000	9,184,741
			36,251,386
Repurchase agreement - 0.1%
Repurchase Agreement with State
Street Corp. dated 08/31/2016 at
0.030% to be repurchased at $1,518,001
on 09/01/2016, collateralized by
$1,510,000 U.S. Treasury Notes,
1.750% due 05/15/2023 (valued at
$1,549,638, including interest)		$1,518,000	1,518,000
TOTAL SHORT-TERM INVESTMENTS (Cost $37,043,910)			$37,769,386
Total Investments (Real Return Bond Fund)
(Cost $1,218,190,977) - 124.6%			$1,235,884,841
Other assets and liabilities, net - (24.6%)			(243,644,781)
TOTAL NET ASSETS - 100.0%			$992,240,060

Science & Technology Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 92.7%
Consumer discretionary - 21.4%
Automobiles - 0.5%
Tesla Motors, Inc. (I)(L)	19,394	$4,111,722
Household durables - 1.4%
Garmin, Ltd.	171,088	8,396,999
Harman International Industries, Inc.	23,161	1,961,505
iRobot Corp. (I)	9,640	384,250
		10,742,754
Internet and direct marketing retail - 13.9%
Amazon.com, Inc. (I)	78,781	60,595,195
Ctrip.com International, Ltd., ADR (I)	87,000	4,119,450
Etsy, Inc. (I)	24,400	328,424
Expedia, Inc.	25,914	2,827,736
Flipkart, Ltd. (I)(R)	980	109,848
JD.com, Inc., ADR (I)	505,101	12,834,616
Netflix, Inc. (I)	5,085	495,533
The Priceline Group, Inc. (I)	13,134	18,607,332
Vipshop Holdings, Ltd., ADR (I)	479,908	6,795,497
		106,713,631
Media - 5.6%
Comcast Corp., Class A	110,144	7,187,997
Liberty Global PLC LiLAC, Series C (I)	40,771	1,164,420
Liberty Global PLC, Series C (I)	411,899	12,698,846
News Corp., Class A	554,200	7,792,052
The Walt Disney Company	77,000	7,273,420
Twenty-First Century Fox, Inc., Class A	261,400	6,414,756
		42,531,491
		164,099,598

The accompanying notes are an integral part of the financial statements.

140

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Science & Technology Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care - 1.9%
Biotechnology - 0.4%
Grifols SA, ADR	176,700	$2,811,297
Health care equipment and supplies - 0.4%
Intuitive Surgical, Inc. (I)	4,300	2,951,606
Health care technology - 0.8%
Veeva Systems, Inc., Class A (I)	151,743	6,209,324
Life sciences tools and services - 0.3%
Agilent Technologies, Inc.	52,700	2,475,846
		14,448,073
Industrials - 0.3%
Aerospace and defense - 0.3%
The Boeing Company	19,100	2,472,495
Information technology - 66.6%
Communications equipment - 3.8%
Cisco Systems, Inc.	877,137	27,577,187
Palo Alto Networks, Inc. (I)	14,256	1,898,472
		29,475,659
Electronic equipment, instruments and components - 1.7%
CDW Corp.	14,349	640,683
Cognex Corp.	9,441	469,784
Control4 Corp. (I)	38,300	423,215
Corning, Inc.	232,655	5,278,942
TE Connectivity, Ltd.	93,000	5,912,010
Tech Data Corp. (I)	2,370	175,949
		12,900,583
Internet software and services - 19.5%
58.com, Inc., ADR (I)(L)	266,872	12,142,676
Alibaba Group Holding, Ltd., ADR (I)	77,020	7,485,574
Alphabet, Inc., Class A (I)	17,942	14,171,489
Alphabet, Inc., Class C (I)	26,164	20,069,096
Angie’s List, Inc. (I)(L)	118,467	1,203,625
Baidu, Inc., ADR (I)	29,740	5,087,622
Criteo SA, ADR (I)	99,657	3,675,350
Facebook, Inc., Class A (I)	262,665	33,127,310
LinkedIn Corp., Class A (I)	54,434	10,492,154
MercadoLibre, Inc.	20,725	3,564,700
NetEase, Inc., ADR	20,862	4,422,118
Quotient Technology, Inc. (I)	57,300	742,608
Tencent Holdings, Ltd.	727,900	18,863,442
VeriSign, Inc. (I)	40,100	2,985,445
Yahoo!, Inc. (I)	264,900	11,324,475
		149,357,684
IT services - 7.2%
Accenture PLC, Class A	20,885	2,401,775
Amadeus IT Group SA	48,037	2,207,912
Automatic Data Processing, Inc.	35,616	3,198,673
Cognizant Technology
Solutions Corp., Class A (I)	11,485	659,698
Computer Sciences Corp.	36,902	1,735,870
Fidelity National Information Services, Inc.	89,600	7,107,968
Fiserv, Inc. (I)	25,090	2,585,525
Global Payments, Inc.	52,875	4,015,856
MasterCard, Inc., Class A	29,297	2,830,969
Paychex, Inc.	11,555	701,042
PayPal Holdings, Inc. (I)	130,500	4,848,075
Sabre Corp.	120,635	3,395,875
Total System Services, Inc.	21,975	1,082,269
Vantiv, Inc., Class A (I)	68,665	3,690,057

Science & Technology Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Visa, Inc., Class A	181,653	$14,695,728
		55,157,292
Semiconductors and semiconductor equipment - 12.0%
Applied Materials, Inc.	404,350	12,065,804
Broadcom, Ltd.	74,883	13,210,859
Infineon Technologies AG	243,435	4,084,938
Lam Research Corp.	117,618	10,976,112
Marvell Technology Group, Ltd.	276,515	3,428,786
Maxim Integrated Products, Inc.	31,870	1,297,746
Microchip Technology, Inc. (L)	103,350	6,398,399
Micron Technology, Inc. (I)	516,038	8,509,467
Microsemi Corp. (I)	152,313	6,086,427
NXP Semiconductors NV (I)	85,133	7,493,407
QUALCOMM, Inc.	47,911	3,021,744
SK Hynix, Inc.	359,974	11,737,187
Skyworks Solutions, Inc.	19,751	1,478,560
STR Holdings, Inc. (I)	161,722	47,708
Texas Instruments, Inc.	30,755	2,138,703
		91,975,847
Software - 15.7%
Activision Blizzard, Inc.	73,783	3,052,403
Adobe Systems, Inc. (I)	45,713	4,676,897
Electronic Arts, Inc. (I)	39,613	3,217,764
Fortinet, Inc. (I)	8,720	315,141
Imperva, Inc. (I)	47,656	2,144,997
Interactive Intelligence Group, Inc. (I)	32,030	1,916,996
Intuit, Inc.	67,076	7,475,620
Microsoft Corp.	765,545	43,988,216
Oracle Corp.	107,281	4,422,123
Paycom Software, Inc. (I)	109,510	5,622,243
Proofpoint, Inc. (I)	65,071	5,007,213
Red Hat, Inc. (I)	244,400	17,836,312
salesforce.com, Inc. (I)	118,377	9,401,501
SAP SE, ADR	4,510	396,745
ServiceNow, Inc. (I)	22,710	1,650,336
Tableau Software, Inc., Class A (I)	84,916	4,927,675
Workday, Inc., Class A (I)	23,975	2,032,840
Zendesk, Inc. (I)	67,415	2,058,854
		120,143,876
Technology hardware, storage and peripherals - 6.7%
Apple, Inc.	113,537	12,046,276
EMC Corp.	76,012	2,203,588
Hewlett Packard Enterprise Company	535,030	11,492,444
HP, Inc.	186,055	2,673,610
NetApp, Inc.	131,500	4,548,585
Pure Storage, Inc., Class A (I)(L)	107,370	1,257,303
Quanta Computer, Inc.	992,000	1,830,698
Samsung Electronics Company, Ltd.	5,094	7,388,684
Stratasys, Ltd. (I)(L)	197,114	4,206,413
Western Digital Corp.	83,760	3,909,079
		51,556,680
		510,567,621
Real estate - 0.9%
Equity real estate investment trusts - 0.9%
American Tower Corp.	46,530	5,275,571
Crown Castle International Corp.	4,210	398,982
CyrusOne, Inc.	14,285	726,249
		6,400,802
		6,400,802

The accompanying notes are an integral part of the financial statements.

141

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Science & Technology Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Telecommunication services - 1.6%
Diversified telecommunication services - 0.2%
AT&T, Inc.	38,159	$1,559,940
Wireless telecommunication services - 1.4%
SoftBank Group Corp.	162,300	10,587,527
		12,147,467
TOTAL COMMON STOCKS (Cost $592,210,738)		$710,136,056
PREFERRED SECURITIES - 0.6%
Consumer discretionary - 0.1%
Internet and direct marketing retail - 0.1%
Flipkart, Ltd., Series A (I)(R)	334	37,438
Flipkart, Ltd., Series C (I)(R)	590	66,133
Flipkart, Ltd., Series E (I)(R)	1,097	122,963
Flipkart, Ltd., Series G (I)(R)	6,498	728,361
		954,895
		954,895
Information technology - 0.5%
Internet software and services - 0.3%
Airbnb, Inc., Series E (I)(R)	16,398	1,721,790
Xiaoju Kuaizhi, Inc. (I)(R)	16,798	642,139
		2,363,929
Software - 0.2%
Cloudera, Inc., Series F (I)(R)	45,681	1,010,464
		3,374,393
TOTAL PREFERRED SECURITIES (Cost $3,660,976)		$4,329,288
CORPORATE BONDS - 0.3%
Information technology - 0.3%
Western Digital Corp.
10.500%, 04/01/2024 (S)	$2,281,000	2,577,530
TOTAL CORPORATE BONDS (Cost $2,256,053)		$2,577,530
SECURITIES LENDING COLLATERAL - 2.8%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	2,115,151	$21,164,622
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,161,669)		$21,164,622
SHORT-TERM INVESTMENTS - 6.1%
Money market funds - 5.3%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	2,000,000	2,000,000
T. Rowe Price Prime Reserve
Fund, 0.3220% (Y)	38,458,900	38,458,900
		40,458,900

Science & Technology Fund (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.8%
Repurchase Agreement with State Street Corp.
dated 08/31/2016 at 0.030% to be
repurchased at $6,568,005 on 09/01/2016,
collateralized by $6,530,000 U.S. Treasury
Notes, 1.750% due 05/15/2023 (valued at
$6,701,413, including interest)	$6,568,000	$6,568,000
TOTAL SHORT-TERM INVESTMENTS (Cost $47,026,900)		$47,026,900
Total Investments (Science & Technology Fund)
(Cost $666,316,336) - 102.5%		$785,234,396
Other assets and liabilities, net - (2.5%)		(18,926,296)
TOTAL NET ASSETS - 100.0%		$766,308,100

Short Term Government Income Fund

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 95.2%
U.S. Government - 25.4%
U.S. Treasury Notes
0.625%, 08/31/2017 to 04/30/2018	$6,765,000	$6,755,971
0.750%, 03/31/2018	4,740,000	4,737,777
0.875%, 01/31/2018 to 07/15/2018	22,535,000	22,565,238
1.000%, 03/15/2019	6,330,000	6,348,794
1.125%, 06/30/2021	6,215,000	6,192,663
1.250%, 03/31/2021	6,330,000	6,347,306
1.375%, 09/30/2020	4,360,000	4,401,215
1.625%, 06/30/2020	21,695,000	22,122,977
		79,471,941
U.S. Government Agency - 69.8%
Federal Agricultural Mortgage Corp.
0.970%, 07/26/2019	9,245,000	9,208,307
1.750%, 06/15/2020	3,775,000	3,852,591
5.125%, 04/19/2017 (S)	23,768,000	24,456,440
Federal Farm Credit Bank
0.900%, 12/26/2017	2,075,000	2,072,578
1.030%, 03/12/2018	2,700,000	2,695,640
1.080%, 07/05/2019	5,745,000	5,728,661
1.240%, 11/13/2018	6,825,000	6,825,464
1.290%, 07/13/2020	4,790,000	4,758,951
1.440%, 08/16/2021	6,280,000	6,250,785
1.680%, 04/05/2021	4,890,000	4,899,848
Federal Home Loan Bank
1.125%, 10/11/2019	5,745,000	5,713,684
1.150%, 06/22/2018	6,210,000	6,206,442
1.550%, 10/26/2020	5,175,000	5,175,021
1.700%, 04/26/2021	5,750,000	5,750,115
Federal Home Loan Mortgage Corp.
1.000%, 05/25/2018	5,735,000	5,730,292
1.150%, 09/14/2018 (C)	7,745,000	7,742,940
1.250%, 07/26/2019	4,790,000	4,779,021
1.300%, 08/23/2019	7,800,000	7,781,818
3.000%, 07/01/2030	2,859,595	3,010,170
5.500%, 07/01/2040	2,086,634	2,403,134
Federal National Mortgage Association
1.000%, 12/28/2017 to 01/25/2019	6,400,000	6,392,527
1.125%, 07/20/2018	3,600,000	3,615,559
1.250%, 08/23/2019	7,745,000	7,732,159

The accompanying notes are an integral part of the financial statements.

142

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Short Term Government Income Fund (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
1.375%, 02/26/2021	$3,200,000	$3,213,261
1.500%, 06/22/2020	4,400,000	4,455,026
2.500%, 10/01/2027	1,519,133	1,572,193
3.000%, 03/01/2028 to 03/01/2031	28,226,369	29,709,457
3.500%, 12/01/2025 to 12/01/2026	1,064,126	1,125,339
5.500%, 05/01/2034 to 08/01/2040	2,104,990	2,388,685
6.000%, 12/01/2036	961,923	1,099,523
6.500%, 01/01/2039	865,003	1,001,645
Tennessee Valley Authority
1.750%, 10/15/2018	3,515,000	3,572,196
3.875%, 02/15/2021	13,450,000	14,908,747
4.500%, 04/01/2018	8,041,000	8,486,439
5.500%, 07/18/2017	4,221,000	4,397,522
		218,712,180
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $297,030,760)		$298,184,121

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.5%
U.S. Government Agency - 3.5%
Federal Home Loan Mortgage Corp.
Series 3499, Class PA, 4.500%, 08/15/2036	13,762	13,810
Series 4482, Class MA, 2.000%, 04/15/2031	799,725	810,730
Series K017, Class X1 IO,
1.523%, 12/25/2021	20,067,535	1,191,211
Series K018, Class X1 IO,
1.544%, 01/25/2022	2,544,738	153,439
Series K022, Class X1 IO,
1.398%, 07/25/2022	7,381,633	449,570
Series K026, Class X1 IO,
1.157%, 11/25/2022	3,122,742	163,113
Series K030, Class X1 IO,
0.329%, 04/25/2023	135,891,003	1,672,030
Series K038, Class X1 IO,
1.345%, 03/25/2024	4,913,089	354,785
Series K704, Class X1 IO,
2.118%, 08/25/2018	10,076,981	311,215
Series K706, Class X1 IO,
1.699%, 10/25/2018	3,927,638	110,534
Series K707, Class X1 IO,
1.668%, 12/25/2018	1,417,698	41,702
Series K709, Class X1 IO,
1.652%, 03/25/2019	2,095,173	68,025
Series K710, Class X1 IO,
1.892%, 05/25/2019	2,822,706	110,421
Series K711, Class X1 IO,
1.817%, 07/25/2019	5,456,764	220,162
Series K715, Class X1 IO,
1.290%, 01/25/2021	15,368,909	636,474
Series K718, Class X1 IO,
0.770%, 01/25/2022	14,435,901	421,007
Federal National Mortgage Association
Series 2013-100, Class CA,
4.000%, 03/25/2039	2,351,267	2,477,169
Series 2014-28, Class BD,
3.500%, 08/25/2043	1,647,261	1,753,340

Short Term Government Income Fund (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association,
Series 2012-114, Class IO
0.878%, 01/16/2053	$1,084,639	$70,149
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $11,146,391)		$11,028,886

SHORT-TERM INVESTMENTS - 3.4%
U.S. Government Agency - 1.0%
Federal Home Loan Bank Discount Note,
0.097%, 09/01/2016 *	3,176,000	3,176,000
Repurchase agreement - 2.4%
Barclays Tri-Party Repurchase Agreement
dated 08/31/2016 at 0.310% to be
repurchased at $6,945,060 on 09/01/2016,
collateralized by $5,871,000 U.S. Treasury
Inflation Indexed Notes, 2.375% due
01/15/2017 (valued at $7,084,073,
including interest)	6,945,000	6,945,000
Repurchase Agreement with State Street Corp.
dated 08/31/2016 at 0.030% to be
repurchased at $376,000 on 09/01/2016,
collateralized by $375,000 U.S. Treasury
Notes, 1.750% due 05/15/2023 (valued at
$384,844, including interest)	376,000	376,000
		7,321,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,497,000)		$10,497,000
Total Investments (Short Term Government Income Fund)
(Cost $318,674,151) - 102.1%		$319,710,007
Other assets and liabilities, net - (2.1%)		(6,647,367)
TOTAL NET ASSETS - 100.0%		$313,062,640

Small Cap Growth Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.1%
Consumer discretionary - 13.0%
Auto components - 0.8%
Fox Factory Holding Corp. (I)	74,168	$1,539,728
Hotels, restaurants and leisure - 6.9%
ClubCorp Holdings, Inc.	219,762	3,153,585
Jack in the Box, Inc.	21,064	2,095,025
Panera Bread Company, Class A (I)	21,856	4,746,030
Planet Fitness, Inc., Class A (I)(L)	125,056	2,707,462
Texas Roadhouse, Inc.	4,693	207,759
Wingstop, Inc. (L)	38,771	1,174,374
		14,084,235
Specialty retail - 2.1%
Dick’s Sporting Goods, Inc.	32,116	1,881,998
DSW, Inc., Class A	57,930	1,387,424
Five Below, Inc. (I)	23,597	1,051,482
		4,320,904
Textiles, apparel and luxury goods - 3.2%
G-III Apparel Group, Ltd. (I)	27,800	877,646
Kate Spade & Company (I)	109,669	2,046,424

The accompanying notes are an integral part of the financial statements.

143

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Small Cap Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Steven Madden, Ltd. (I)	103,563	$3,634,026
		6,558,096
		26,502,963
Consumer staples - 1.4%
Beverages - 0.1%
MGP Ingredients, Inc.	6,760	269,994
Food products - 1.3%
Greencore Group PLC	291,143	1,343,185
Post Holdings, Inc. (I)	14,517	1,230,751
		2,573,936
		2,843,930
Energy - 2.4%
Energy equipment and services - 0.6%
Patterson-UTI Energy, Inc.	58,507	1,140,301
Oil, gas and consumable fuels - 1.8%
QEP Resources, Inc.	82,777	1,581,041
WPX Energy, Inc. (I)	172,621	2,071,452
		3,652,493
		4,792,794
Financials - 6.8%
Banks - 2.1%
Sterling Bancorp	107,095	1,911,646
United Community Banks, Inc.	106,884	2,242,426
		4,154,072
Capital markets - 0.8%
WisdomTree Investments, Inc. (L)	157,736	1,656,228
Diversified financial services - 0.8%
MarketAxess Holdings, Inc.	9,908	1,669,894
Insurance - 1.7%
Assurant, Inc.	19,111	1,711,390
First American Financial Corp.	38,094	1,641,470
		3,352,860
Mortgage real estate investment trusts - 1.4%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	122,337	2,933,641
		13,766,695
Health care - 21.0%
Biotechnology - 8.9%
Alder Biopharmaceuticals, Inc. (I)(L)	41,033	1,352,858
ARIAD Pharmaceuticals, Inc. (I)	93,229	963,988
Bluebird Bio, Inc. (I)	25,273	1,246,970
Cepheid, Inc. (I)	45,932	1,576,386
Coherus Biosciences, Inc. (I)	29,381	874,672
Five Prime Therapeutics, Inc. (I)	42,365	1,863,213
Galapagos NV, ADR (I)	40,343	2,190,625
Global Blood Therapeutics, Inc. (I)(L)	39,553	672,005
Ironwood Pharmaceuticals, Inc. (I)	49,007	653,753
Novavax, Inc. (I)(L)	211,344	1,445,593
Otonomy, Inc. (I)	54,121	890,290
Portola Pharmaceuticals, Inc. (I)	32,549	662,698
PTC Therapeutics, Inc. (I)	37,394	307,005
TESARO, Inc. (I)	24,452	2,070,840
Ultragenyx Pharmaceutical, Inc. (I)	18,328	1,208,182
		17,979,078

Small Cap Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies - 8.0%
Align Technology, Inc. (I)	36,314	$3,373,571
DexCom, Inc. (I)	34,690	3,159,912
Globus Medical, Inc., Class A (I)	62,300	1,447,229
Inogen, Inc. (I)	29,851	1,731,955
Insulet Corp. (I)	105,202	4,453,201
Nevro Corp. (I)	22,712	2,144,694
		16,310,562
Health care providers and services - 1.6%
Acadia Healthcare Company, Inc. (I)	63,368	3,243,808
Health care technology - 1.1%
Veeva Systems, Inc., Class A (I)	53,421	2,185,987
Life sciences tools and services - 0.4%
Patheon NV (I)	28,266	791,165
Pharmaceuticals - 1.0%
Aerie Pharmaceuticals, Inc. (I)	64,535	1,249,398
Intersect ENT, Inc. (I)	53,135	837,408
		2,086,806
		42,597,406
Industrials - 13.3%
Aerospace and defense - 1.3%
Astronics Corp. (I)	34,291	1,536,580
HEICO Corp., Class A	18,219	1,036,297
		2,572,877
Building products - 2.4%
Advanced Drainage Systems, Inc. (L)	101,064	2,337,610
Masonite International Corp. (I)	38,325	2,557,427
		4,895,037
Electrical equipment - 0.4%
Generac Holdings, Inc. (I)	19,003	708,812
Machinery - 2.8%
Altra Industrial Motion Corp.	82,769	2,334,086
The Middleby Corp. (I)	25,415	3,256,932
		5,591,018
Marine - 0.8%
Kirby Corp. (I)	32,403	1,688,196
Professional services - 0.7%
WageWorks, Inc. (I)	23,455	1,449,284
Road and rail - 3.0%
Knight Transportation, Inc.	142,049	3,991,577
Swift Transportation Company (I)(L)	117,300	2,182,953
		6,174,530
Trading companies and distributors - 1.9%
Applied Industrial Technologies, Inc.	44,053	2,093,399
WESCO International, Inc. (I)	29,702	1,846,276
		3,939,675
		27,019,429
Information technology - 30.9%
Communications equipment - 0.6%
Arista Networks, Inc. (I)	14,500	1,155,360
Internet software and services - 6.3%
2U, Inc. (I)	29,385	1,038,466
CoStar Group, Inc. (I)	12,548	2,600,573
Envestnet, Inc. (I)	51,000	2,015,010
Five9, Inc. (I)	67,600	1,013,324
GoDaddy, Inc., Class A (I)	80,034	2,591,501

The accompanying notes are an integral part of the financial statements.

144

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Small Cap Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Just Eat PLC (I)	214,586	$1,525,003
Wix.com, Ltd. (I)	14,378	601,288
Zillow Group, Inc., Class C (I)(L)	44,889	1,519,493
		12,904,658
IT services - 6.0%
EPAM Systems, Inc. (I)	21,614	1,474,291
InterXion Holding NV (I)	52,646	1,963,696
MAXIMUS, Inc.	31,291	1,840,537
Virtusa Corp. (I)	36,292	951,939
WEX, Inc. (I)	27,842	2,764,989
WNS Holdings, Ltd., ADR (I)	111,820	3,279,681
		12,275,133
Semiconductors and semiconductor equipment - 2.8%
Entegris, Inc. (I)	90,390	1,540,246
First Solar, Inc. (I)	22,403	847,281
MACOM Technology
Solutions Holdings, Inc (I)	37,490	1,544,588
Mellanox Technologies, Ltd. (I)	32,694	1,433,305
SunPower Corp. (I)(L)	33,406	332,724
		5,698,144
Software - 15.2%
Atlassian Corp. PLC, Class A (I)	52,437	1,545,843
BroadSoft, Inc. (I)	48,966	2,238,236
CommVault Systems, Inc. (I)	25,293	1,303,601
Ellie Mae, Inc. (I)	9,292	909,408
Fair Isaac Corp.	33,102	4,235,070
Gigamon, Inc. (I)	46,991	2,077,002
Guidewire Software, Inc. (I)	32,263	1,985,142
HubSpot, Inc. (I)	41,707	2,324,748
Manhattan Associates, Inc. (I)	4,815	291,404
Paylocity Holding Corp. (I)	61,609	2,774,253
Proofpoint, Inc. (I)	34,135	2,626,688
SS&C Technologies Holdings, Inc.	89,544	2,950,475
Telogis, Inc. (I)(R)	162,887	469,115
The Ultimate Software Group, Inc. (I)	8,879	1,855,178
Tyler Technologies, Inc. (I)	7,500	1,229,625
Zendesk, Inc. (I)	64,982	1,984,550
		30,800,338
		62,833,633
Materials - 3.1%
Chemicals - 1.2%
Platform Specialty Products Corp. (I)	266,928	2,415,698
Construction materials - 1.9%
Headwaters, Inc. (I)	217,769	3,948,152
		6,363,850
Real estate - 3.3%
Equity real estate investment trusts - 1.1%
CoreSite Realty Corp.	28,848	2,250,721
Real estate management and development - 2.2%
FirstService Corp.	27,746	1,330,143
Kennedy-Wilson Holdings, Inc.	143,610	3,168,037
		4,498,180
		6,748,901
Telecommunication services - 0.9%
Diversified telecommunication services - 0.9%
ORBCOMM, Inc. (I)	174,752	1,738,782
TOTAL COMMON STOCKS (Cost $168,569,884)		$195,208,383

Small Cap Growth Fund (continued)

	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES - 2.9%
Consumer discretionary - 0.3%
Diversified consumer services - 0.3%
The Honest Company, Inc. (I)(R)	12,795	$463,435
Information technology - 2.6%
Electronic equipment, instruments and components - 0.4%
Veracode, Inc. (I)(R)	30,455	768,380
Internet software and services - 0.2%
DocuSign, Inc., Series B (I)(R)	1,234	23,175
DocuSign, Inc., Series B1 (I)(R)	370	6,949
DocuSign, Inc., Series D (I)(R)	887	16,658
DocuSign, Inc., Series E (I)(R)	19,201	360,595
		407,377
Software - 2.0%
Cloudera, Inc., Series F (I)(R)	33,122	732,659
DraftKings, Inc., Series D (I)(R)	46,784	178,715
DraftKings, Inc., Series D1 (I)(R)	41,614	211,399
MarkLogic Corp., Series F (I)(R)	72,325	663,220
Nutanix, Inc. (I)(R)	39,570	594,737
Telogis, Inc. (I)(R)	221,826	878,431
Zuora, Inc., Series F (I)(R)	192,994	880,053
		4,139,214
		5,314,971
TOTAL PREFERRED SECURITIES (Cost $5,078,375)		$5,778,406

SECURITIES LENDING COLLATERAL - 4.6%
John Hancock Collateral Trust,
0.6375% (W)(Y)	935,109	9,356,889
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,356,196)		$9,356,889

SHORT-TERM INVESTMENTS - 0.5%
Repurchase agreement - 0.5%
Deutsche Bank Tri-Party Repurchase
Agreement dated 08/31/2016 at 0.360% to
be repurchased at $1,100,011 on
09/01/2016, collateralized by $1,046,350
Government National Mortgage Association,
4.000% due 07/20/2045 (valued at
$1,122,001, including interest)	$1,100,000	1,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,100,000)		$1,100,000
Total Investments (Small Cap Growth Fund)
(Cost $184,104,455) - 104.1%		$211,443,678
Other assets and liabilities, net - (4.1%)		(8,386,440)
TOTAL NET ASSETS - 100.0%		$203,057,238

Small Company Growth Fund

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.2%
Consumer discretionary - 14.3%
Auto components - 0.6%
Visteon Corp.	14,457	$1,022,110
Distributors - 1.0%
Pool Corp.	18,306	1,846,526

The accompanying notes are an integral part of the financial statements.

145

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Small Company Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure - 7.1%
BJ’s Restaurants, Inc. (I)	29,841	$1,185,285
Dunkin’ Brands Group, Inc.	30,028	1,469,871
Jack in the Box, Inc.	20,534	2,042,312
Panera Bread Company, Class A (I)	6,020	1,307,243
Penn National Gaming, Inc. (I)	85,911	1,218,218
Texas Roadhouse, Inc.	41,881	1,854,072
The Cheesecake Factory, Inc.	27,198	1,398,249
Vail Resorts, Inc.	14,564	2,307,375
		12,782,625
Household durables - 0.7%
CalAtlantic Group, Inc.	32,196	1,174,832
Leisure products - 0.7%
Brunswick Corp.	28,677	1,318,855
Media - 0.7%
IMAX Corp. (I)	40,556	1,236,552
Specialty retail - 1.2%
DSW, Inc., Class A	36,046	863,302
Five Below, Inc. (I)	30,567	1,362,066
		2,225,368
Textiles, apparel and luxury goods - 2.3%
Carter’s, Inc.	15,020	1,431,256
G-III Apparel Group, Ltd. (I)	37,897	1,196,408
Steven Madden, Ltd. (I)	41,816	1,467,323
		4,094,987
		25,701,855
Consumer staples - 2.8%
Beverages - 0.7%
The Boston Beer Company, Inc., Class A (I)	6,169	1,126,768
Food products - 2.1%
B&G Foods, Inc.	33,515	1,591,292
Lancaster Colony Corp.	16,418	2,208,714
		3,800,006
		4,926,774
Energy - 4.0%
Energy equipment and services - 1.1%
Patterson-UTI Energy, Inc.	99,366	1,936,643
Oil, gas and consumable fuels - 2.9%
Energen Corp.	32,300	1,857,250
Laredo Petroleum, Inc. (I)	120,817	1,483,633
Parsley Energy, Inc., Class A (I)	57,388	1,942,584
		5,283,467
		7,220,110
Financials - 7.5%
Banks - 4.1%
BankUnited, Inc.	37,463	1,204,435
Cathay General Bancorp	48,370	1,519,785
Cullen/Frost Bankers, Inc.	19,689	1,435,328
Hancock Holding Company	6,567	214,281
Home BancShares, Inc.	60,442	1,414,343
MB Financial, Inc.	38,593	1,512,074
		7,300,246
Capital markets - 1.2%
Janus Capital Group, Inc.	80,620	1,198,819
WisdomTree Investments, Inc. (L)	81,260	853,230
		2,052,049

Small Company Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified financial services - 0.9%
MarketAxess Holdings, Inc.	9,693	$1,633,658
Insurance - 1.3%
American Equity Investment Life
Holding Company	58,497	1,030,717
RLI Corp.	19,374	1,375,167
		2,405,884
		13,391,837
Health care - 20.6%
Biotechnology - 4.2%
ACADIA Pharmaceuticals, Inc. (I)	23,503	755,151
Cepheid, Inc. (I)	28,649	983,234
Exelixis, Inc. (I)	160,478	1,789,330
Halozyme Therapeutics, Inc. (I)	53,225	521,605
Momenta Pharmaceuticals, Inc. (I)	88,590	1,064,852
Neurocrine Biosciences, Inc. (I)	27,115	1,313,993
Repligen Corp. (I)	38,116	1,181,215
		7,609,380
Health care equipment and supplies - 5.9%
Align Technology, Inc. (I)	17,630	1,637,827
Cantel Medical Corp.	19,302	1,459,424
DexCom, Inc. (I)	19,859	1,808,956
Hill-Rom Holdings, Inc.	30,991	1,838,076
ICU Medical, Inc. (I)	1,703	212,483
NuVasive, Inc. (I)	28,682	1,877,811
NxStage Medical, Inc. (I)	73,874	1,688,760
		10,523,337
Health care providers and services - 4.2%
Chemed Corp.	9,198	1,241,086
HealthEquity, Inc. (I)	52,126	1,697,223
HealthSouth Corp.	39,084	1,591,110
Select Medical Holdings Corp. (I)	95,907	1,139,375
VCA, Inc. (I)	26,743	1,893,672
		7,562,466
Life sciences tools and services - 3.5%
Bio-Techne Corp.	14,943	1,574,245
PAREXEL International Corp. (I)	21,272	1,447,134
PerkinElmer, Inc.	29,428	1,567,041
VWR Corp. (I)	59,111	1,649,788
		6,238,208
Pharmaceuticals - 2.8%
Catalent, Inc. (I)	52,084	1,314,079
Impax Laboratories, Inc. (I)	22,451	543,090
Nektar Therapeutics (I)	104,301	1,861,773
Prestige Brands Holdings, Inc. (I)	25,684	1,236,171
		4,955,113
		36,888,504
Industrials - 14.4%
Aerospace and defense - 1.0%
TransDigm Group, Inc. (I)	6,259	1,785,004
Air freight and logistics - 0.8%
Forward Air Corp.	31,155	1,435,622
Building products - 1.8%
AO Smith Corp.	17,727	1,710,301
Masonite International Corp. (I)	21,717	1,449,175
		3,159,476

The accompanying notes are an integral part of the financial statements.

146

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Small Company Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies - 1.5%
Pitney Bowes, Inc.	69,910	$1,311,512
Steelcase, Inc., Class A	85,576	1,278,505
		2,590,017
Electrical equipment - 1.8%
Acuity Brands, Inc.	11,679	3,213,126
Machinery - 2.6%
ITT, Inc.	38,890	1,407,040
WABCO Holdings, Inc. (I)	16,313	1,741,576
Wabtec Corp.	19,532	1,496,347
		4,644,963
Marine - 0.6%
Kirby Corp. (I)	21,423	1,116,138
Professional services - 0.6%
CEB, Inc.	19,072	1,148,134
Road and rail - 2.5%
Knight Transportation, Inc.	62,542	1,757,430
Old Dominion Freight Line, Inc. (I)	20,989	1,492,948
Swift Transportation Company (I)(L)	66,861	1,244,283
		4,494,661
Trading companies and distributors - 1.2%
Watsco, Inc.	14,555	2,152,102
		25,739,243
Information technology - 27.1%
Electronic equipment, instruments and components - 3.3%
Cognex Corp.	33,738	1,678,803
Littelfuse, Inc.	10,905	1,382,754
SYNNEX Corp.	18,992	2,016,381
Zebra Technologies Corp., Class A (I)	12,880	901,085
		5,979,023
Internet software and services - 2.1%
CoStar Group, Inc. (I)	12,484	2,587,309
Pandora Media, Inc. (I)(L)	66,453	930,342
Q2 Holdings, Inc. (I)	7,636	216,252
		3,733,903
IT services - 3.8%
Booz Allen Hamilton Holding Corp.	58,510	1,776,364
EPAM Systems, Inc. (I)	33,063	2,255,227
Euronet Worldwide, Inc. (I)	17,378	1,348,707
ExlService Holdings, Inc. (I)	27,500	1,407,450
		6,787,748
Semiconductors and semiconductor equipment - 4.9%
Cavium, Inc. (I)	23,562	1,311,932
Integrated Device Technology, Inc. (I)	6,545	131,489
MKS Instruments, Inc.	39,451	1,922,842
Monolithic Power Systems, Inc.	29,329	2,250,121
Power Integrations, Inc.	27,568	1,609,971
Silicon Laboratories, Inc. (I)	27,563	1,579,360
		8,805,715
Software - 12.6%
Aspen Technology, Inc. (I)	37,733	1,715,342
CommVault Systems, Inc. (I)	31,806	1,639,281
Fair Isaac Corp.	16,193	2,071,732
Guidewire Software, Inc. (I)	30,171	1,856,422
Interactive Intelligence Group, Inc. (I)	23,988	1,435,682
Manhattan Associates, Inc. (I)	46,094	2,789,609
Mentor Graphics Corp.	60,805	1,459,928
MicroStrategy, Inc., Class A (I)	9,809	1,636,043

Small Company Growth Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Proofpoint, Inc. (I)	25,546	$1,965,765
Qualys, Inc. (I)	36,387	1,251,713
Take-Two Interactive Software, Inc. (I)	41,064	1,785,052
The Ultimate Software Group, Inc. (I)	10,015	2,092,534
Verint Systems, Inc. (I)	24,815	846,688
		22,545,791
Technology hardware, storage and peripherals - 0.4%
Cray, Inc. (I)	31,606	723,777
		48,575,957
Materials - 3.0%
Chemicals - 0.9%
PolyOne Corp.	44,894	1,547,496
Construction materials - 1.1%
Martin Marietta Materials, Inc.	10,905	1,995,942
Containers and packaging - 1.0%
Berry Plastics Group, Inc. (I)	40,539	1,840,065
		5,383,503
Real estate - 1.0%
Equity real estate investment trusts - 1.0%
CubeSmart	44,596	1,227,728
Physicians Realty Trust	25,300	541,673
		1,769,401
		1,769,401
Telecommunication services - 1.5%
Diversified telecommunication services - 1.5%
SBA Communications Corp., Class A (I)	23,723	2,707,980
TOTAL COMMON STOCKS (Cost $125,195,245)		$172,305,164

SECURITIES LENDING COLLATERAL - 1.6%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	280,970	2,811,443
TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,811,338)		$2,811,443

SHORT-TERM INVESTMENTS - 4.3%
Money market funds - 4.3%
State Street Institutional Liquid Reserves Fund,
Premier Class, 0.4275% (Y)	7,693,513	7,693,513
TOTAL SHORT-TERM INVESTMENTS (Cost $7,693,513)		$7,693,513
Total Investments (Small Company Growth Fund)
(Cost $135,700,096) - 102.1%		$182,810,120
Other assets and liabilities, net - (2.1%)		(3,704,268)
TOTAL NET ASSETS - 100.0%		$179,105,852

Small Company Value Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.2%
Consumer discretionary - 11.0%
Auto components - 2.1%
Dorman Products, Inc. (I)	35,000	$2,207,450

The accompanying notes are an integral part of the financial statements.

147

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Small Company Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Drew Industries, Inc.	33,700	$3,432,345
		5,639,795
Distributors - 1.1%
Pool Corp.	30,500	3,076,535
Diversified consumer services - 0.9%
American Public Education, Inc. (I)	46,100	952,887
Capella Education Company	26,500	1,561,380
		2,514,267
Hotels, restaurants and leisure - 0.7%
Interval Leisure Group, Inc.	54,800	953,520
Red Robin Gourmet Burgers, Inc. (I)	16,800	844,368
		1,797,888
Household durables - 1.6%
Cavco Industries, Inc. (I)	17,200	1,798,604
CSS Industries, Inc.	43,200	1,100,304
Ethan Allen Interiors, Inc.	43,300	1,448,818
		4,347,726
Media - 1.4%
Cable One, Inc.	2,355	1,274,338
New Media Investment Group, Inc.	96,700	1,545,265
Scholastic Corp.	23,700	954,162
		3,773,765
Multiline retail - 0.3%
Fred’s, Inc., Class A	63,000	712,530
Specialty retail - 1.5%
Aaron’s, Inc.	82,500	2,009,700
Party City Holdco, Inc. (I)	47,000	818,740
Pier 1 Imports, Inc. (L)	92,150	424,812
Sportsman’s Warehouse Holdings, Inc. (I)	84,700	868,175
		4,121,427
Textiles, apparel and luxury goods - 1.4%
Crocs, Inc. (I)	52,900	457,056
Culp, Inc.	51,200	1,623,552
Steven Madden, Ltd. (I)	48,700	1,708,883
		3,789,491
		29,773,424
Consumer staples - 3.4%
Food and staples retailing - 1.3%
PriceSmart, Inc.	22,000	1,837,660
SpartanNash Company	53,100	1,700,262
		3,537,922
Food products - 1.1%
Pinnacle Foods, Inc.	26,400	1,337,160
Post Holdings, Inc. (I)	18,300	1,551,474
		2,888,634
Household products - 0.6%
Energizer Holdings, Inc.	33,700	1,665,454
Tobacco - 0.4%
Vector Group, Ltd.	44,265	987,552
		9,079,562
Energy - 4.2%
Energy equipment and services - 1.3%
Oceaneering International, Inc.	37,600	997,152
RPC, Inc. (I)(L)	53,400	818,622
Tesco Corp.	140,000	953,400

Small Company Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
TETRA Technologies, Inc. (I)	149,500	$904,475
		3,673,649
Oil, gas and consumable fuels - 2.9%
Matador Resources Company (I)	99,500	2,283,525
Parsley Energy, Inc., Class A (I)	46,300	1,567,255
Rice Energy, Inc. (I)	46,800	1,230,840
Western Refining, Inc.	35,300	888,148
WPX Energy, Inc. (I)	148,600	1,783,200
		7,752,968
		11,426,617
Financials - 27.5%
Banks - 15.8%
BankUnited, Inc.	86,000	2,764,900
CoBiz Financial, Inc.	100,400	1,318,252
Columbia Banking System, Inc.	82,500	2,725,800
East West Bancorp, Inc.	98,395	3,654,390
First Hawaiian, Inc. (I)	25,928	689,166
Glacier Bancorp, Inc.	80,000	2,395,200
Home BancShares, Inc.	251,100	5,875,740
Hope Bancorp, Inc.	108,600	1,867,920
National Bank Holdings Corp., Class A	75,350	1,803,879
Pinnacle Financial Partners, Inc.	20,700	1,173,483
Popular, Inc.	72,200	2,838,182
Prosperity Bancshares, Inc.	51,100	2,834,517
Sandy Spring Bancorp, Inc.	52,900	1,667,937
SVB Financial Group (I)	24,600	2,732,076
Synovus Financial Corp.	24,800	820,384
Texas Capital Bancshares, Inc. (I)	23,500	1,234,220
Towne Bank	102,100	2,428,959
Webster Financial Corp.	46,480	1,795,522
Wintrust Financial Corp.	34,300	1,906,394
		42,526,921
Capital markets - 2.7%
Conyers Park Acquisition Corp. (I)	44,500	461,020
Hercules Capital, Inc.	145,100	1,982,066
Houlihan Lokey, Inc.	26,226	649,356
Janus Capital Group, Inc.	71,700	1,066,179
Main Street Capital Corp. (L)	32,200	1,106,392
Safeguard Scientifics, Inc. (I)	54,300	765,630
TPG Specialty Lending, Inc.	59,900	1,117,734
		7,148,377
Consumer finance - 0.6%
Green Dot Corp., Class A (I)	66,100	1,533,520
Diversified financial services - 0.8%
Bats Global Markets, Inc. (I)(L)	35,950	880,775
Compass Diversified Holdings	74,800	1,290,300
		2,171,075
Insurance - 4.1%
Assured Guaranty, Ltd.	47,002	1,305,246
Employers Holdings, Inc.	43,050	1,311,734
Kinsale Capital Group, Inc. (I)	22,656	471,245
National Interstate Corp.	45,000	1,463,850
ProAssurance Corp.	66,700	3,669,834
RenaissanceRe Holdings, Ltd.	5,700	682,290
Safety Insurance Group, Inc.	16,100	1,069,845
State Auto Financial Corp.	49,700	1,141,112
		11,115,156

The accompanying notes are an integral part of the financial statements.

148

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Small Company Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts - 0.9%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	51,300	$1,230,174
Redwood Trust, Inc.	76,400	1,130,720
		2,360,894
Thrifts and mortgage finance - 2.6%
Beneficial Bancorp, Inc. (I)	128,431	1,936,739
Radian Group, Inc.	131,800	1,806,978
United Financial Bancorp, Inc.	123,300	1,724,967
WSFS Financial Corp.	42,600	1,657,140
		7,125,824
		73,981,767
Health care - 7.2%
Health care equipment and supplies - 5.1%
Analogic Corp.	15,100	1,343,900
Atrion Corp.	6,135	2,772,468
Haemonetics Corp. (I)	54,800	2,036,368
Halyard Health, Inc. (I)	61,800	2,252,610
Quidel Corp. (I)	74,300	1,617,511
West Pharmaceutical Services, Inc.	44,500	3,641,435
		13,664,292
Health care providers and services - 2.0%
National HealthCare Corp.	20,076	1,304,538
Select Medical Holdings Corp. (I)	89,300	1,060,884
The Ensign Group, Inc.	22,900	430,291
Triple-S Management Corp., Class B (I)	38,830	849,989
WellCare Health Plans, Inc. (I)	16,200	1,825,740
		5,471,442
Life sciences tools and services - 0.1%
Patheon NV (I)	4,700	131,553
		19,267,287
Industrials - 13.4%
Aerospace and defense - 0.6%
Cubic Corp.	9,900	463,518
Triumph Group, Inc.	34,800	1,108,728
		1,572,246
Building products - 0.8%
Universal Forest Products, Inc.	19,400	2,117,510
Commercial services and supplies - 2.3%
Brady Corp., Class A	50,500	1,691,245
G&K Services, Inc., Class A	6,900	671,577
Matthews International Corp., Class A	17,100	1,051,821
McGrath RentCorp	58,700	1,876,639
MSA Safety, Inc.	17,000	990,250
		6,281,532
Construction and engineering - 0.7%
Aegion Corp. (I)	65,200	1,207,504
Comfort Systems USA, Inc.	25,100	712,589
		1,920,093
Machinery - 3.2%
CIRCOR International, Inc.	27,900	1,647,774
Colfax Corp. (I)	26,400	783,552
ESCO Technologies, Inc.	51,000	2,301,120
Hillenbrand, Inc.	29,570	950,676
RBC Bearings, Inc. (I)	18,200	1,439,438
Sun Hydraulics Corp.	44,300	1,365,326
		8,487,886

Small Company Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Marine - 0.4%
Kirby Corp. (I)	19,200	$1,000,320
Professional services - 1.2%
FTI Consulting, Inc. (I)	32,300	1,430,567
Navigant Consulting, Inc. (I)	93,400	1,834,376
		3,264,943
Road and rail - 2.5%
Genesee & Wyoming, Inc., Class A (I)	29,400	1,998,906
Landstar System, Inc.	56,900	3,939,187
Universal Truckload Services, Inc.	56,000	757,120
		6,695,213
Trading companies and distributors - 1.7%
Applied Industrial Technologies, Inc.	28,100	1,335,312
Beacon Roofing Supply, Inc. (I)	49,900	2,294,402
Kaman Corp.	23,300	1,045,937
		4,675,651
		36,015,394
Information technology - 10.2%
Communications equipment - 0.8%
Harmonic, Inc. (I)	214,300	930,062
Ixia (I)	114,300	1,317,879
		2,247,941
Electronic equipment, instruments and components - 5.3%
Badger Meter, Inc.	19,800	1,306,602
Belden, Inc.	51,800	3,863,762
Knowles Corp. (I)	127,100	1,766,690
Littelfuse, Inc.	27,900	3,537,720
Methode Electronics, Inc.	39,700	1,455,005
SYNNEX Corp.	21,700	2,303,889
		14,233,668
IT services - 0.5%
CSRA, Inc.	51,400	1,305,046
Semiconductors and semiconductor equipment - 2.5%
Advanced Energy Industries, Inc. (I)	41,500	1,823,925
Brooks Automation, Inc.	92,200	1,162,642
Cabot Microelectronics Corp.	29,500	1,466,740
Intersil Corp., Class A	84,500	1,668,030
Rudolph Technologies, Inc. (I)	38,700	678,798
		6,800,135
Software - 1.1%
Callidus Software, Inc. (I)	70,800	1,367,856
Progress Software Corp. (I)	53,200	1,543,332
		2,911,188
		27,497,978
Materials - 5.0%
Chemicals - 2.3%
American Vanguard Corp.	62,200	1,048,070
Innospec, Inc.	21,747	1,289,162
KMG Chemicals, Inc.	45,200	1,268,312
Minerals Technologies, Inc.	38,200	2,695,774
		6,301,318
Containers and packaging - 0.7%
Myers Industries, Inc.	121,800	1,747,830
Metals and mining - 1.1%
Carpenter Technology Corp.	51,300	1,861,164

The accompanying notes are an integral part of the financial statements.

149

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Small Company Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Reliance Steel & Aluminum Company	17,000	$1,225,360
		3,086,524
Paper and forest products - 0.9%
Clearwater Paper Corp. (I)	37,400	2,321,418
		13,457,090
Real estate - 10.0%
Equity real estate investment trusts - 10.0%
Acadia Realty Trust	68,300	2,523,002
American Assets Trust, Inc.	16,000	708,800
American Campus Communities, Inc.	28,600	1,433,146
CatchMark Timber Trust, Inc., Class A	58,772	687,632
Cedar Realty Trust, Inc.	319,200	2,416,344
Douglas Emmett, Inc.	42,600	1,600,056
EastGroup Properties, Inc.	28,500	2,091,330
First Potomac Realty Trust	134,200	1,351,394
Healthcare Realty Trust, Inc.	43,500	1,525,110
Kilroy Realty Corp.	25,600	1,859,328
LaSalle Hotel Properties	48,400	1,358,104
Potlatch Corp.	42,300	1,601,901
PS Business Parks, Inc.	17,500	1,938,650
Retail Opportunity Investments Corp.	31,300	698,303
RLJ Lodging Trust	58,600	1,367,724
Saul Centers, Inc.	33,000	2,187,240
Washington Real Estate Investment Trust	51,300	1,667,250
		27,015,314
		27,015,314
Utilities - 6.3%
Electric utilities - 2.4%
El Paso Electric Company	33,400	1,526,046
PNM Resources, Inc.	98,100	3,118,599
Portland General Electric Company	42,700	1,798,097
		6,442,742
Gas utilities - 2.6%
Atmos Energy Corp.	21,300	1,569,810
ONE Gas, Inc.	50,400	3,085,992
Southwest Gas Corp.	25,200	1,759,464
WGL Holdings, Inc.	11,700	735,228
		7,150,494
Independent power and renewable electricity producers - 0.4%
NRG Energy, Inc.	86,200	1,043,882
Multi-utilities - 0.9%
NorthWestern Corp.	42,100	2,434,222
		17,071,340
TOTAL COMMON STOCKS (Cost $171,202,868)		$264,585,773

SECURITIES LENDING COLLATERAL - 1.1%
John Hancock Collateral Trust,
0.6375% (W)(Y)	294,476	2,946,590
TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,946,271)		$2,946,590

SHORT-TERM INVESTMENTS - 2.0%
Money market funds - 2.0%
State Street Institutional U.S. Government
Money Market Fund, Premier
Class, 0.2582% (Y)	500,000	500,000

Small Company Value Fund (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money market funds (continued)
T. Rowe Price Prime Reserve
Fund, 0.3220% (Y)	4,944,544	$4,944,544
		5,444,544
TOTAL SHORT-TERM INVESTMENTS (Cost $5,444,544)		$5,444,544
Total Investments (Small Company Value Fund)
(Cost $179,593,683) - 101.3%		$272,976,907
Other assets and liabilities, net - (1.3%)		(3,585,407)
TOTAL NET ASSETS - 100.0%		$269,391,500

Strategic Equity Allocation Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 94.7%
Consumer discretionary - 11.3%
Auto components - 0.7%
Aisin Seiki Company, Ltd.	30,000	$1,419,077
American Axle &
Manufacturing Holdings, Inc. (I)	14,538	249,181
BorgWarner, Inc.	48,706	1,674,999
Bridgestone Corp.	101,700	3,497,763
Cheng Shin Rubber Industry Company, Ltd.	225,516	478,458
Cie Generale des Etablissements Michelin	26,251	2,798,260
Continental AG	17,103	3,578,365
Cooper Tire & Rubber Company	10,405	353,666
Cooper-Standard Holding, Inc. (I)	2,782	275,557
Dana, Inc.	69,445	1,001,397
Delphi Automotive PLC	61,789	4,366,011
Denso Corp.	76,100	3,153,960
Dorman Products, Inc. (I)	4,966	313,206
Drew Industries, Inc.	4,467	454,964
Federal-Mogul Holdings Corp. (I)	6,378	58,231
Fox Factory Holding Corp. (I)	4,383	90,991
Gentex Corp.	80,534	1,432,700
Gentherm, Inc. (I)	7,012	231,186
GKN PLC	240,952	983,542
Hankook Tire Company, Ltd.	10,814	540,843
Hanon Systems	27,800	291,019
Horizon Global Corp. (I)	3,867	68,910
Hyundai Mobis Company, Ltd.	10,023	2,335,744
Hyundai Wia Corp.	2,564	208,790
Johnson Controls, Inc.	146,591	6,432,413
Koito Manufacturing Company, Ltd.	17,600	840,286
Linamar Corp.	7,731	319,050
Magna International, Inc.	63,681	2,564,430
Metaldyne Performance Group, Inc.	3,005	47,689
Modine Manufacturing Company (I)	9,214	98,682
Motorcar Parts of America, Inc. (I)	3,556	101,097
NGK Spark Plug Company, Ltd.	27,900	523,902
NHK Spring Company, Ltd.	32,500	306,772
NOK Corp.	15,000	305,447
Nokian Renkaat OYJ	11,926	430,564
Spartan Motors, Inc.	7,384	72,806
Standard Motor Products, Inc.	4,089	183,228
Stanley Electric Company, Ltd.	23,600	604,115
Stoneridge, Inc. (I)	5,386	93,339
Strattec Security Corp.	888	37,198
Sumitomo Electric Industries, Ltd.	118,000	1,752,711

The accompanying notes are an integral part of the financial statements.

150

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Sumitomo Rubber Industries, Ltd.	26,700	$396,920
Superior Industries International, Inc.	4,713	137,195
Tenneco, Inc. (I)	10,628	593,361
The Goodyear Tire & Rubber Company	59,615	1,749,700
The Yokohama Rubber Company, Ltd.	17,700	288,056
Tower International, Inc.	3,930	95,499
Toyoda Gosei Company, Ltd.	10,400	240,044
Toyota Industries Corp.	25,500	1,223,269
Valeo SA	34,416	1,787,463
		51,082,056
Automobiles - 1.4%
Astra International Tbk PT	2,301,808	1,412,035
Bayerische Motoren Werke AG	51,493	4,474,371
Brilliance China Automotive Holdings, Ltd.	191,500	218,635
BYD Company, Ltd., H Shares (I)	40,994	284,838
Chongqing Changan Automobile
Company, Ltd., Class B	46,600	70,895
Daimler AG	149,734	10,364,723
Dongfeng Motor Group Company, Ltd.,
H Shares	172,780	184,159
Ferrari NV	22,387	1,079,833
Fiat Chrysler Automobiles NV	163,980	1,134,140
Ford Motor Company	882,302	11,117,005
Ford Otomotiv Sanayi AS	8,858	96,014
Fuji Heavy Industries, Ltd.	91,800	3,653,841
Geely Automobile Holdings, Ltd.	335,000	267,979
General Motors Company	316,858	10,114,107
Great Wall Motor Company, Ltd., H Shares	198,250	191,933
Guangzhou Automobile Group Company, Ltd.,
H Shares	133,219	183,121
Harley-Davidson, Inc.	40,972	2,159,224
Honda Motor Company, Ltd.	255,100	7,858,643
Hyundai Motor Company	21,027	2,504,895
Isuzu Motors, Ltd.	92,800	1,070,334
Kia Motors Corp.	38,757	1,456,893
Mahindra & Mahindra, Ltd., GDR	23,205	502,073
Mazda Motor Corp.	89,100	1,477,733
Mitsubishi Motors Corp.	107,700	492,477
Nissan Motor Company, Ltd.	388,900	3,821,142
Peugeot SA (I)	70,027	1,036,595
Renault SA	27,751	2,278,997
Suzuki Motor Corp.	57,000	1,895,716
Tata Motors, Ltd., ADR	9,836	401,014
Thor Industries, Inc.	12,731	1,033,121
Tofas Turk Otomobil Fabrikasi AS	15,269	112,275
Toyota Motor Corp.	417,800	25,249,926
UMW Holdings BHD	41,100	56,252
Volkswagen AG	5,045	730,340
Winnebago Industries, Inc.	5,136	123,624
Yamaha Motor Company, Ltd.	43,800	899,961
Yulon Motor Company, Ltd.	112,000	96,684
		100,105,548
Distributors - 0.1%
Core-Mark Holding Company, Inc.	8,662	330,455
Genuine Parts Company	28,273	2,907,030
Imperial Holdings, Ltd.	11,364	122,001
Jardine Cycle and Carriage, Ltd.	6,154	191,516
LKQ Corp. (I)	57,928	2,090,622
Pool Corp.	11,730	1,183,205
Weyco Group, Inc.	1,271	32,436
		6,857,265

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified consumer services - 0.1%
American Public Education, Inc. (I)	3,013	$62,279
Apollo Education Group, Inc. (I)	16,522	146,550
Ascent Capital Group, Inc., Class A (I)	2,292	53,197
Benesse Holdings, Inc.	10,700	246,823
Bright Horizons Family Solutions, Inc. (I)	8,274	563,956
Capella Education Company	2,181	128,505
Career Education Corp. (I)	13,691	89,539
Carriage Services, Inc.	3,006	70,461
Chegg, Inc. (I)(L)	16,085	108,252
Collectors Universe, Inc.	1,634	31,275
DeVry Education Group, Inc. (L)	27,618	636,319
Graham Holdings Company, Class B	1,194	585,478
Grand Canyon Education, Inc. (I)	8,546	354,915
H&R Block, Inc.	31,840	689,654
Houghton Mifflin Harcourt Company (I)	23,696	377,951
K12, Inc. (I)	6,780	81,021
Kroton Educacional SA	220,380	941,795
LifeLock, Inc. (I)	16,206	269,668
New Oriental Education & Technology
Group, Inc., ADR	8,500	335,580
Regis Corp. (I)	7,275	91,447
Service Corp. International	54,012	1,428,077
Sotheby’s (L)	24,471	970,275
Strayer Education, Inc. (I)	2,061	100,329
TAL Education Group, ADR (I)	2,700	161,352
Weight Watchers International, Inc. (I)(L)	5,403	56,786
		8,581,484
Hotels, restaurants and leisure - 1.3%
Accor SA	25,503	965,196
Aristocrat Leisure, Ltd.	102,176	1,157,951
Belmond, Ltd., Class A (I)	16,071	179,513
Berjaya Sports Toto BHD	49,224	40,690
Biglari Holdings, Inc. (I)	199	87,677
BJ’s Restaurants, Inc. (I)	4,472	177,628
Bloomin’ Brands, Inc.	21,831	426,578
Bob Evans Farms, Inc.	3,801	155,841
Bojangles’, Inc. (I)	2,203	35,578
Boyd Gaming Corp. (I)	15,683	305,819
Brinker International, Inc.	15,534	834,331
Buffalo Wild Wings, Inc. (I)	8,828	1,431,902
Caesars Acquisition Company, Class A (I)	8,790	106,974
Caesars Entertainment Corp. (I)(L)	11,046	69,811
Carnival Corp.	62,228	2,974,498
Carnival PLC	26,675	1,282,466
Carrols Restaurant Group, Inc. (I)	6,953	93,587
Chipotle Mexican Grill, Inc. (I)	4,146	1,715,325
Churchill Downs, Inc.	5,714	853,557
Chuy’s Holdings, Inc. (I)	3,174	96,109
ClubCorp Holdings, Inc.	12,594	180,724
Compass Group PLC	231,399	4,379,798
Cracker Barrel Old Country Store, Inc. (L)	10,282	1,563,995
Crown Resorts, Ltd.	68,669	676,600
Darden Restaurants, Inc.	16,213	999,369
Dave & Buster’s Entertainment, Inc. (I)	7,245	336,530
Del Frisco’s Restaurant Group, Inc. (I)	5,075	76,379
Del Taco Restaurants, Inc. (I)	5,096	57,228
Denny’s Corp. (I)	14,713	153,751
Diamond Resorts International, Inc. (I)(L)	7,133	215,488
DineEquity, Inc.	3,259	254,169
Domino’s Pizza Enterprises, Ltd.	11,576	657,283
Domino’s Pizza, Inc.	13,983	2,091,437
Dunkin’ Brands Group, Inc.	25,551	1,250,721
El Pollo Loco Holdings, Inc. (I)(L)	4,288	58,403

The accompanying notes are an integral part of the financial statements.

151

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Eldorado Resorts, Inc. (I)	5,603	$78,218
Fiesta Restaurant Group, Inc. (I)	5,256	132,767
Flight Centre Travel Group, Ltd. (L)	10,894	301,287
Galaxy Entertainment Group, Ltd.	306,000	993,391
Genting BHD	192,200	369,257
Genting Malaysia BHD	261,860	285,685
Genting Singapore PLC	378,700	199,874
Golden Entertainment, Inc.	2,516	31,500
InterContinental Hotels Group PLC	26,315	1,127,252
International Speedway Corp., Class A	12,623	420,220
Interval Leisure Group, Inc.	21,705	377,667
Intrawest Resorts Holdings, Inc. (I)	3,513	52,414
Isle of Capri Casinos, Inc. (I)	4,986	86,507
Jack in the Box, Inc.	15,275	1,519,252
Jamba, Inc. (I)(L)	3,356	36,681
Jollibee Foods Corp.	45,020	236,475
Kangwon Land, Inc.	17,057	603,100
La Quinta Holdings, Inc. (I)	16,407	189,501
Lindblad Expeditions Holdings, Inc. (I)	3,818	35,851
Marriott International, Inc., Class A (L)	27,080	1,931,616
Marriott Vacations Worldwide Corp.	4,248	327,521
McDonald’s Corp. (L)	124,636	14,415,400
McDonald’s Holdings Company Japan, Ltd.	10,400	287,153
Melco Crown Entertainment, Ltd., ADR	24,000	311,520
Merlin Entertainments PLC (S)	99,896	629,920
MGM China Holdings, Ltd.	123,600	189,802
Minor International PCL, Foreign Shares	476,730	567,586
Monarch Casino & Resort, Inc. (I)	2,486	59,142
Nathan’s Famous, Inc. (I)(L)	806	39,744
Oriental Land Company, Ltd.	34,100	1,998,042
Paddy Power Betfair PLC	9,190	1,101,025
Panera Bread Company, Class A (I)	6,357	1,380,423
Papa John’s International, Inc.	5,176	387,320
Paradise Company, Ltd.	6,412	96,152
Penn National Gaming, Inc. (I)	14,340	203,341
Pinnacle Entertainment, Inc. (I)	11,206	134,920
Planet Fitness, Inc., Class A (I)(L)	3,350	72,528
Popeyes Louisiana Kitchen, Inc. (I)	4,101	223,628
Potbelly Corp. (I)(L)	5,151	66,757
Red Robin Gourmet Burgers, Inc. (I)	2,677	134,546
Red Rock Resorts, Inc., Class A	5,796	130,642
Restaurant Brands International, Inc.	34,858	1,663,158
Royal Caribbean Cruises, Ltd.	23,823	1,694,054
Ruby Tuesday, Inc. (I)	13,469	40,946
Ruth’s Hospitality Group, Inc.	6,386	95,535
Sands China, Ltd.	316,452	1,240,619
Scientific Games Corp., Class A (I)(L)	10,391	85,726
SeaWorld Entertainment, Inc. (L)	12,648	164,550
Shake Shack, Inc., Class A (I)(L)	3,050	107,665
Shangri-La Asia, Ltd.	160,500	173,608
SJM Holdings, Ltd.	256,384	160,845
Sodexo SA	13,616	1,580,663
Sonic Corp.	8,999	258,181
Speedway Motorsports, Inc.	2,771	49,573
Starbucks Corp.	207,960	11,693,591
Starwood Hotels & Resorts Worldwide, Inc.	23,918	1,852,688
Tabcorp Holdings, Ltd.	156,715	584,496
Tatts Group, Ltd.	275,892	788,993
Texas Roadhouse, Inc.	30,224	1,338,016
The Cheesecake Factory, Inc.	21,033	1,081,307
The Habit Restaurants, Inc., Class A (I)(L)	2,942	45,071
The Marcus Corp.	4,020	94,872
The Wendy’s Company	59,451	605,806

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Tsogo Sun Holdings, Ltd.	26,910	$55,676
TUI AG	70,171	980,002
Whitbread PLC	25,677	1,406,715
William Hill PLC	124,433	520,380
Wingstop, Inc.	3,088	93,536
Wyndham Worldwide Corp.	15,912	1,126,410
Wynn Macau, Ltd.	203,350	282,396
Wynn Resorts, Ltd. (L)	11,559	1,032,450
Yum! Brands, Inc.	57,851	5,247,664
Zoe’s Kitchen, Inc. (I)(L)	3,673	100,016
		93,953,741
Household durables - 0.8%
Arcelik AS	26,764	191,473
Barratt Developments PLC	140,976	914,605
Bassett Furniture Industries, Inc.	2,125	52,615
Beazer Homes USA, Inc. (I)	6,657	74,891
Berkeley Group Holdings PLC	18,252	640,403
CalAtlantic Group, Inc.	20,792	758,700
Casio Computer Company, Ltd. (L)	35,700	505,194
Cavco Industries, Inc. (I)	1,611	168,462
Century Communities, Inc. (I)	3,215	63,303
Coway Company, Ltd.	7,791	581,911
CSS Industries, Inc.	2,160	55,015
DR Horton, Inc.	80,098	2,567,942
Electrolux AB, Series B	38,880	1,013,072
Ethan Allen Interiors, Inc.	4,622	154,652
Flexsteel Industries, Inc.	1,403	66,572
Garmin, Ltd.	28,477	1,397,651
GoPro, Inc., Class A (I)(L)	19,382	283,946
Green Brick Partners, Inc. (I)(L)	5,202	41,304
Haier Electronics Group Company, Ltd.	85,000	141,953
Hanssem Company, Ltd.	1,525	200,635
Harman International Industries, Inc.	17,109	1,448,961
Helen of Troy, Ltd. (I)	12,992	1,173,697
Hooker Furniture Corp.	2,384	55,452
Hovnanian Enterprises, Inc., Class A (I)(L)	26,106	47,513
Husqvarna AB, B Shares	67,275	581,129
Iida Group Holdings Company, Ltd.	23,400	439,104
Installed Building Products, Inc. (I)	3,830	127,845
iRobot Corp. (I)	5,148	205,199
KB Home (L)	39,158	614,781
La-Z-Boy, Inc.	9,332	248,884
Leggett & Platt, Inc.	32,548	1,708,119
Lennar Corp., Class A	44,455	2,102,722
LG Electronics, Inc.	15,892	732,906
LGI Homes, Inc. (I)(L)	2,917	112,071
Libbey, Inc.	4,534	80,388
Lifetime Brands, Inc.	2,441	32,758
M/I Homes, Inc. (I)	4,712	109,036
MDC Holdings, Inc.	7,344	191,752
Meritage Homes Corp. (I)	7,241	259,952
Mohawk Industries, Inc. (I)	15,460	3,289,579
NACCO Industries, Inc., Class A	837	55,694
Newell Brands, Inc.	116,956	6,208,024
Nien Made Enterprise Company, Ltd.	16,000	181,553
Nikon Corp.	53,200	782,319
NVR, Inc. (I)	1,021	1,722,223
Panasonic Corp.	345,400	3,552,137
Persimmon PLC	43,263	1,036,352
PulteGroup, Inc.	76,377	1,632,176
Rinnai Corp.	5,300	497,470
Sekisui Chemical Company, Ltd.	63,800	893,314
Sekisui House, Ltd.	94,300	1,521,420

The accompanying notes are an integral part of the financial statements.

152

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Sharp Corp. (I)	234,000	$320,658
Sony Corp.	197,500	6,351,015
Steinhoff International Holdings NV	212,376	1,275,039
Taylor Morrison Home Corp., Class A (I)	5,854	103,265
Taylor Wimpey PLC	458,488	971,427
Techtronic Industries Company, Ltd.	179,500	727,107
Tempur Sealy International, Inc. (I)	16,986	1,332,042
Toll Brothers, Inc. (I)	42,542	1,322,631
TopBuild Corp. (I)	7,241	247,063
TRI Pointe Group, Inc. (I)	69,038	936,155
Tupperware Brands Corp.	14,081	922,728
Universal Electronics, Inc. (I)	2,720	201,362
WCI Communities, Inc. (I)	4,343	81,735
Whirlpool Corp.	18,414	3,289,477
William Lyon Homes, Class A (I)	4,688	80,868
ZAGG, Inc. (I)	5,858	42,588
		59,723,989
Internet and direct marketing retail - 1.2%
1-800-Flowers.com, Inc., Class A (I)	5,663	52,326
Amazon.com, Inc. (I)	72,979	56,132,528
Blue Nile, Inc.	2,287	78,810
Ctrip.com International, Ltd., ADR (I)	21,500	1,018,025
Duluth Holdings, Inc., Class B (I)(L)	1,912	57,953
Etsy, Inc. (I)	20,354	273,965
Expedia, Inc.	22,099	2,411,443
FTD Companies, Inc. (I)	3,359	78,937
HSN, Inc.	14,820	619,180
JD.com, Inc., ADR (I)	43,800	1,112,958
Lands’ End, Inc. (I)(L)	3,070	54,032
Liberty TripAdvisor Holdings, Inc., Class A (I)	13,960	290,508
Netflix, Inc. (I)	80,773	7,871,329
Nutrisystem, Inc.	5,556	160,124
Overstock.com, Inc. (I)	2,723	41,961
PetMed Express, Inc. (L)	3,975	80,136
Qunar Cayman Islands, Ltd., ADR (I)	2,400	71,328
Rakuten, Inc.	145,500	1,836,901
Shutterfly, Inc. (I)	6,602	331,552
Start Today Company, Ltd.	9,000	417,692
The Priceline Group, Inc. (I)	9,365	13,267,676
TripAdvisor, Inc. (I)	21,545	1,314,245
Vipshop Holdings, Ltd., ADR (I)	25,600	362,496
Wayfair, Inc., Class A (I)(L)	6,003	231,176
Zalando SE (I)	13,439	513,150
		88,680,431
Leisure products - 0.2%
Arctic Cat, Inc.	2,836	40,186
Bandai Namco Holdings, Inc.	31,200	852,839
Brunswick Corp.	25,270	1,162,167
Callaway Golf Company	18,445	210,642
Giant Manufacturing Company, Ltd.	33,000	212,014
Hasbro, Inc.	27,197	2,223,083
JAKKS Pacific, Inc. (I)	3,989	36,739
Malibu Boats, Inc., Class A (I)	3,888	53,227
Mattel, Inc.	82,547	2,734,782
Merida Industry Company, Ltd.	26,100	106,343
Nautilus, Inc. (I)	6,041	140,695
Polaris Industries, Inc. (L)	16,758	1,451,913
Sankyo Company, Ltd.	7,000	243,215
Sega Sammy Holdings, Inc.	29,100	398,178
Shimano, Inc.	11,600	1,689,820
Smith & Wesson Holding Corp. (I)(L)	10,394	292,591
Sturm Ruger & Company, Inc. (L)	3,496	214,270

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Leisure products (continued)
Vista Outdoor, Inc. (I)	16,934	$674,312
Yamaha Corp.	26,200	851,158
		13,588,174
Media - 2.0%
Alibaba Pictures Group, Ltd. (I)	740,000	152,301
Altice NV, Class A (I)(L)	45,797	765,012
Altice NV, Class B (I)	12,888	215,015
AMC Entertainment
Holdings, Inc., Class A (L)	4,138	125,837
AMC Networks, Inc., Class A (I)	17,061	927,095
Astro Malaysia Holdings BHD	115,900	84,124
Axel Springer SE	6,697	340,864
BEC World PCL, Foreign Shares	186,100	120,363
Cable One, Inc.	1,217	658,543
Carmike Cinemas, Inc. (I)	4,685	150,342
CBS Corp., Class B	80,020	4,083,421
Central European Media
Enterprises, Ltd., Class A (I)(L)	17,540	41,394
Cheil Worldwide, Inc.	9,610	136,699
Cinemark Holdings, Inc.	29,476	1,139,247
CJ E&M Corp.	2,663	165,659
Comcast Corp., Class A	465,953	30,408,093
Cyfrowy Polsat SA (I)	17,855	112,564
Daily Journal Corp. (I)(L)	178	41,298
Dentsu, Inc.	33,800	1,861,580
Discovery Communications, Inc., Series A (I)	28,987	739,458
Discovery Communications, Inc., Series C (I)	43,159	1,071,206
Entercom Communications Corp., Class A	5,483	75,172
Entravision Communications Corp., Class A	13,372	100,557
Eros International PLC (I)(L)	5,798	96,885
Eutelsat Communications SA	25,203	490,987
Gannett Company, Inc.	22,199	264,834
Global Eagle Entertainment, Inc. (I)	9,367	77,933
Global Mediacom Tbk PT	787,600	52,778
Gray Television, Inc. (I)	12,568	141,139
Grupo Televisa SAB	111,300	607,258
Hakuhodo DY Holdings, Inc.	33,500	364,536
IMAX Corp. (I)	11,063	337,311
ITV PLC	510,514	1,344,981
JCDecaux SA (I)	10,721	369,336
John Wiley & Sons, Inc., Class A	13,452	781,965
Lagardere SCA	17,019	415,867
Liberty Braves Group, Class A (I)	2,632	44,244
Liberty Braves Group, Class C (I)	6,082	100,110
Liberty Media Group LLC, Series A (I)	4,263	91,228
Liberty Media Group LLC, Series C (I)	8,317	176,819
Live Nation Entertainment, Inc. (I)	40,739	1,088,546
Loral Space & Communications, Inc. (I)	2,617	95,416
MDC Partners, Inc., Class A (L)	9,854	121,598
Media General, Inc. (I)	20,870	368,773
Media Nusantara Citra Tbk PT	654,100	94,463
Meredith Corp.	17,587	932,814
MSG Networks, Inc., Class A (I)	11,350	198,398
Naspers, Ltd., N Shares	32,284	5,291,822
National CineMedia, Inc.	11,728	175,334
New Media Investment Group, Inc.	7,578	121,096
News Corp., Class A	73,305	1,030,668
News Corp., Class B	20,730	299,134
Nexstar Broadcasting Group, Inc., Class A (L)	5,722	301,664
Omnicom Group, Inc.	45,816	3,946,132
Pearson PLC	115,588	1,314,430
ProSiebenSat.1 Media SE	34,029	1,468,225
Publicis Groupe SA	27,309	2,031,561

The accompanying notes are an integral part of the financial statements.

153

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
REA Group, Ltd.	10,040	$441,410
Reading International, Inc., Class A (I)	3,311	44,798
Rizzoli Corriere Della Sera
Mediagroup SpA (I)	9,155	9,916
RTL Group SA	6,006	505,606
Schibsted ASA	9,720	308,000
Schibsted ASA, B Shares	11,183	323,042
Scholastic Corp.	5,173	208,265
Scripps Networks Interactive, Inc., Class A	18,297	1,159,481
SES SA	52,583	1,209,402
SFX Entertainment, Inc. (I)	8,025	112
Shaw Communications, Inc., Class B	64,680	1,293,699
Sinclair Broadcast Group, Inc., Class A	12,655	360,414
Singapore Press Holdings, Ltd.	99,800	275,837
Sky PLC	145,272	1,619,431
Surya Citra Media Tbk PT	666,000	151,815
TEGNA, Inc.	41,960	850,110
Telenet Group Holding NV (I)	9,606	450,901
The EW Scripps Company, Class A (I)	11,570	196,574
The Interpublic Group of Companies, Inc.	77,549	1,794,484
The New York Times Company, Class A	58,099	751,801
The Walt Disney Company	287,649	27,171,325
Thomson Reuters Corp.	54,452	2,255,062
Time Warner, Inc.	151,567	11,884,368
Time, Inc.	47,977	676,476
Toho Company, Ltd.	17,700	516,206
tronc, Inc.	5,346	90,615
Twenty-First Century Fox, Inc., Class A	211,183	5,182,431
Twenty-First Century Fox, Inc., Class B	83,093	2,064,861
Viacom, Inc., Class B	66,822	2,695,599
Vivendi SA	167,936	3,252,703
World Wrestling
Entertainment, Inc., Class A (L)	7,006	145,515
WPP PLC	182,168	4,205,887
		140,250,275
Multiline retail - 0.5%
Big Lots, Inc. (L)	21,795	1,074,929
Canadian Tire Corp., Ltd., Class A	11,143	1,141,406
Dollar General Corp.	53,534	3,929,931
Dollar Tree, Inc. (I)	44,455	3,676,429
Dollarama, Inc.	18,407	1,360,102
Don Quijote Holdings Company, Ltd.	18,500	604,677
El Puerto de Liverpool SAB de CV	7,790	84,881
Fred’s, Inc., Class A	6,992	79,080
Harvey Norman Holdings, Ltd.	106,146	428,460
Hyundai Department Store Company, Ltd.	2,327	261,336
Isetan Mitsukoshi Holdings, Ltd.	52,440	478,403
J Front Retailing Company, Ltd.	38,300	433,077
J.C. Penney Company, Inc. (I)(L)	85,722	808,358
Kohl’s Corp.	34,659	1,538,166
Lojas Americanas SA	27,203	117,684
Lojas Renner SA	101,960	809,251
Lotte Shopping Company, Ltd.	1,670	303,306
Macy’s, Inc.	58,212	2,106,110
Marks & Spencer Group PLC	228,057	1,031,566
Marui Group Company, Ltd.	32,600	397,564
Matahari Department Store Tbk PT	265,300	399,144
Next PLC	20,126	1,460,599
Nordstrom, Inc. (L)	24,234	1,222,848
Ollie’s Bargain Outlet Holdings, Inc. (I)	3,958	100,612
Robinson Department Store PCL	115,500	213,286
Ryohin Keikaku Company, Ltd.	3,700	668,040
SACI Falabella	79,521	562,101

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multiline retail (continued)
Sears Holdings Corp. (I)(L)	2,466	$33,957
Shinsegae, Inc.	1,071	195,092
Takashimaya Company, Ltd.	47,000	344,284
Target Corp.	111,150	7,801,619
Tuesday Morning Corp. (I)	9,234	61,591
Woolworths Holdings, Ltd.	74,958	411,141
		34,139,030
Specialty retail - 1.9%
Aaron’s, Inc.	30,462	742,054
ABC-Mart, Inc.	5,100	320,628
Abercrombie & Fitch Company, Class A	31,886	565,658
Advance Auto Parts, Inc.	13,872	2,183,175
America’s Car-Mart, Inc. (I)(L)	1,778	69,591
American Eagle Outfitters, Inc.	77,974	1,445,638
Asbury Automotive Group, Inc. (I)	3,770	202,524
Ascena Retail Group, Inc. (I)	80,930	658,770
AutoNation, Inc. (I)	13,040	617,444
AutoZone, Inc. (I)	5,633	4,178,559
Barnes & Noble Education, Inc. (I)	7,850	87,842
Barnes & Noble, Inc.	12,198	139,789
Bed Bath & Beyond, Inc.	29,110	1,349,831
Best Buy Company, Inc.	53,247	2,048,945
Big 5 Sporting Goods Corp.	3,634	45,461
Build-A-Bear Workshop, Inc. (I)	2,905	33,698
Cabela’s, Inc. (I)	13,515	662,100
Caleres, Inc.	8,236	213,642
CarMax, Inc. (I)	36,555	2,154,917
Chico’s FAS, Inc.	61,778	783,345
Citi Trends, Inc.	3,213	62,814
Conn’s, Inc. (I)(L)	4,111	27,914
CST Brands, Inc.	21,104	1,008,982
Destination XL Group, Inc. (I)	8,579	39,721
Dick’s Sporting Goods, Inc.	24,862	1,456,913
Dixons Carphone PLC	137,531	669,409
DSW, Inc., Class A	12,834	307,374
Dufry AG (I)	8,046	941,457
Express, Inc. (I)	14,228	168,317
Fast Retailing Company, Ltd.	8,300	2,916,701
Five Below, Inc. (I)	10,184	453,799
Foot Locker, Inc.	25,676	1,685,373
Francesca’s Holdings Corp. (I)	7,892	107,726
GameStop Corp., Class A (L)	28,983	822,827
Genesco, Inc. (I)	3,897	283,078
GNC Holdings, Inc., Class A	13,035	274,126
GOME Electrical Appliances Holdings, Ltd.	875,795	103,614
Group 1 Automotive, Inc.	3,927	233,028
Guess?, Inc.	29,476	490,186
Haverty Furniture Companies, Inc.	4,012	80,240
Hennes & Mauritz AB, B Shares	153,417	4,669,838
Hibbett Sports, Inc. (I)	4,335	166,334
Hikari Tsushin, Inc.	3,400	305,738
Home Product Center PCL	963,273	303,024
Hotai Motor Company, Ltd.	29,000	319,941
Hotel Shilla Company, Ltd. (L)	5,108	310,153
Industria de Diseno Textil SA	157,102	5,568,508
Kingfisher PLC	320,591	1,563,541
Kirkland’s, Inc. (I)	3,121	39,106
L Brands, Inc.	47,754	3,639,332
Lithia Motors, Inc., Class A	4,481	370,892
Lowe’s Companies, Inc.	167,163	12,797,999
Lumber Liquidators Holdings, Inc. (I)(L)	5,206	82,047
MarineMax, Inc. (I)	5,183	102,779
Mattress Firm Holding Corp. (I)	3,260	208,477

The accompanying notes are an integral part of the financial statements.

154

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Monro Muffler Brake, Inc.	5,976	$337,106
Mr. Price Group, Ltd.	18,383	230,756
Murphy USA, Inc. (I)	10,326	755,037
Nitori Holdings Company, Ltd.	12,500	1,265,305
O’Reilly Automotive, Inc. (I)	18,202	5,095,650
Office Depot, Inc.	243,880	897,478
Outerwall, Inc. (L)	3,293	171,104
Party City Holdco, Inc. (I)	5,315	92,587
Pier 1 Imports, Inc. (L)	15,614	71,981
Rent-A-Center, Inc.	10,272	125,524
Restoration Hardware Holdings, Inc. (I)(L)	17,930	604,779
Ross Stores, Inc.	75,826	4,719,410
Select Comfort Corp. (I)	8,879	233,074
Shimamura Company, Ltd.	3,500	405,154
Shoe Carnival, Inc.	2,945	87,349
Signet Jewelers, Ltd.	14,721	1,206,828
Sonic Automotive, Inc., Class A	5,335	90,908
Sportsman’s Warehouse Holdings, Inc. (I)	5,252	53,833
Staples, Inc.	121,810	1,042,694
Stein Mart, Inc.	7,015	56,401
Tailored Brands, Inc.	9,658	127,292
The Buckle, Inc. (L)	5,537	142,688
The Cato Corp., Class A	4,991	171,091
The Children’s Place, Inc.	3,545	288,563
The Finish Line, Inc., Class A	8,131	195,713
The Foschini Group, Ltd.	15,692	139,691
The Gap, Inc.	42,764	1,063,541
The Home Depot, Inc.	234,675	31,474,611
The TJX Companies, Inc.	124,694	9,656,303
Tiffany & Company	20,673	1,475,432
Tile Shop Holdings, Inc. (I)	6,381	99,225
Tractor Supply Company	25,196	2,115,204
Truworths International, Ltd.	33,418	173,200
Ulta Salon Cosmetics & Fragrance, Inc. (I)	11,779	2,911,887
Urban Outfitters, Inc. (I)	16,152	579,049
USS Company, Ltd.	34,200	547,205
Vitamin Shoppe, Inc. (I)(L)	4,573	126,764
West Marine, Inc. (I)	3,795	35,028
Williams-Sonoma, Inc.	22,920	1,206,509
Winmark Corp.	446	46,206
Yamada Denki Company, Ltd.	98,100	458,933
Zumiez, Inc. (I)(L)	3,816	63,727
		131,725,739
Textiles, apparel and luxury goods - 1.1%
adidas AG	29,285	4,867,405
ANTA Sports Products, Ltd.	64,000	172,830
Asics Corp.	25,000	507,480
Belle International Holdings, Ltd.	405,888	263,092
Burberry Group PLC	62,589	1,072,511
Carter’s, Inc.	14,156	1,348,925
CCC SA	2,250	104,806
Christian Dior SE	7,865	1,362,931
Cie Financiere Richemont SA (L)	91,761	5,289,156
Coach, Inc.	67,456	2,575,470
Columbia Sportswear Company	5,120	287,590
Crocs, Inc. (I)	14,331	123,820
Culp, Inc.	2,174	68,938
Deckers Outdoor Corp. (I)	15,072	984,955
Delta Apparel, Inc. (I)	1,489	26,326
Eclat Textile Company, Ltd.	20,720	261,448
Feng TAY Enterprise Company, Ltd.	37,968	180,245
Formosa Taffeta Company, Ltd.	97,000	93,554
Fossil Group, Inc. (I)	19,591	559,519

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
G-III Apparel Group, Ltd. (I)	8,213	$259,284
Gildan Activewear, Inc.	36,671	1,079,661
Hanesbrands, Inc.	91,597	2,430,984
Hermes International SA	3,808	1,611,055
HUGO BOSS AG	10,394	633,568
Iconix Brand Group, Inc. (I)(L)	8,634	72,526
Kate Spade & Company (I)	35,683	665,845
Kering	10,937	2,078,206
Li & Fung, Ltd.	789,200	405,246
LPP SA	117	134,862
Luxottica Group SpA	30,842	1,488,783
LVMH Moet Hennessy Louis Vuitton SE	40,263	6,812,851
Michael Kors Holdings, Ltd. (I)	42,789	2,094,522
Movado Group, Inc.	3,158	71,687
NIKE, Inc., Class B	322,788	18,605,500
Oxford Industries, Inc.	2,887	180,178
Pandora A/S	19,102	2,378,579
Pegas Nonwovens SA	553	18,196
Perry Ellis International, Inc. (I)	2,698	50,291
Pou Chen Corp.	262,000	378,916
PVH Corp.	19,669	2,119,531
Ralph Lauren Corp.	13,824	1,432,443
Ruentex Industries, Ltd.	65,000	100,728
Sequential Brands Group, Inc. (I)(L)	7,820	57,008
Shenzhou International Group Holdings, Ltd.	35,000	229,580
Skechers U.S.A., Inc., Class A (I)	37,056	900,831
Steven Madden, Ltd. (I)	11,697	410,448
Superior Uniform Group, Inc.	1,933	32,822
The Swatch Group AG (L)	8,604	437,268
The Swatch Group AG, Bearer Shares (L)	5,440	1,401,267
Under Armour, Inc., Class A (I)(L)	44,411	1,760,008
Under Armour, Inc., Class C (I)	44,573	1,589,027
Unifi, Inc. (I)	3,077	80,094
Vera Bradley, Inc. (I)	3,999	59,825
VF Corp.	80,888	5,019,100
Wolverine World Wide, Inc.	18,409	440,159
Yue Yuen Industrial Holdings, Ltd.	96,500	410,207
		78,082,087
		806,769,819
Consumer staples - 8.0%
Beverages - 1.8%
AMBEV SA	751,805	4,467,713
Anadolu Efes Biracilik Ve Malt Sanayii AS	24,873	154,246
Anheuser-Busch InBev SA	146,534	18,180,717
Arca Continental SAB de CV	20,300	126,744
Asahi Group Holdings, Ltd.	60,500	1,979,480
Brown-Forman Corp., Class B	31,677	1,537,918
Carlsberg A/S, Class B	17,588	1,651,004
China Resources Beer Holdings Company, Ltd.	102,855	237,047
Cia Cervecerias Unidas SA	19,808	209,245
Coca-Cola Amatil, Ltd.	107,882	791,620
Coca-Cola Bottling Company Consolidated	911	136,923
Coca-Cola European Partners PLC (I)	26,535	1,023,995
Coca-Cola Femsa SAB de CV, Series L	21,000	156,752
Coca-Cola HBC AG (I)	25,446	559,942
Coca-Cola Icecek AS	7,926	99,007
Constellation Brands, Inc., Class A	27,805	4,561,410
Craft Brew Alliance, Inc. (I)	3,307	65,644
Diageo PLC	354,117	9,814,323
Dr. Pepper Snapple Group, Inc.	29,298	2,745,223
Fomento Economico Mexicano SAB de CV	83,400	764,171
Heineken Holding NV	12,344	995,058

The accompanying notes are an integral part of the financial statements.

155

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
Heineken NV	28,223	$2,527,691
Kirin Holdings Company, Ltd.	128,700	2,097,273
Lotte Chilsung Beverage Company, Ltd.	86	115,497
MGP Ingredients, Inc.	2,486	99,291
Molson Coors Brewing Company, Class B	29,040	2,971,373
Monster Beverage Corp. (I)	22,192	3,415,127
National Beverage Corp. (I)	2,240	111,395
PepsiCo, Inc.	227,725	24,309,644
Pernod Ricard SA	30,660	3,527,877
Primo Water Corp. (I)	4,550	52,689
Remy Cointreau SA	3,222	281,555
SABMiller PLC	136,849	7,907,226
Suntory Beverage & Food, Ltd.	21,700	862,114
The Boston Beer Company, Inc., Class A (I)	4,263	778,637
The Coca-Cola Company	613,857	26,659,810
Treasury Wine Estates, Ltd.	139,181	1,171,914
Tsingtao Brewery Company, Ltd., H Shares	26,800	89,628
		127,236,923
Food and staples retailing - 1.2%
Aeon Company, Ltd.	102,400	1,408,146
Alimentation Couche-Tard, Inc., Class B	66,411	3,424,871
BGF retail Company, Ltd.	1,430	259,515
Bid Corp., Ltd. (I)	23,472	430,899
BIM Birlesik Magazalar AS	24,180	414,416
Carrefour SA	80,015	2,019,068
Casey’s General Stores, Inc.	10,888	1,429,703
Casino Guichard Perrachon SA	8,187	405,796
Cencosud SA	163,873	481,538
Colruyt SA	12,278	674,378
Costco Wholesale Corp.	38,218	6,194,756
CP ALL PCL	1,076,000	1,933,439
CVS Health Corp.	93,730	8,754,367
Distribuidora Internacional
de Alimentacion SA	89,776	548,341
Dongsuh Companies, Inc.	4,882	134,859
E-MART, Inc.	2,806	395,867
Empire Company, Ltd.	26,132	429,821
Eurocash SA	6,197	68,170
FamilyMart Company, Ltd. (L)	8,400	602,108
George Weston, Ltd.	8,143	701,041
Grupo Comercial Chedraui SA de CV	12,600	30,745
GS Retail Company, Ltd.	3,755	158,357
ICA Gruppen AB	13,021	445,103
Ingles Markets, Inc., Class A	2,781	105,205
J Sainsbury PLC	189,581	598,267
Jeronimo Martins SGPS SA	36,387	588,327
Koninklijke Ahold Delhaize NV	157,044	3,770,117
Lawson, Inc.	10,200	716,010
Loblaw Companies, Ltd.	35,789	1,947,190
Massmart Holdings, Ltd.	8,326	73,377
METRO AG	27,752	822,549
Metro, Inc. (L)	37,804	1,283,964
Performance Food Group Company (I)	7,094	182,316
Pick n Pay Stores, Ltd.	26,707	133,884
President Chain Store Corp.	67,000	532,552
PriceSmart, Inc.	3,815	318,667
Raia Drogasil SA	36,986	683,551
Seven & I Holdings Company, Ltd.	117,900	4,962,675
Shoprite Holdings, Ltd.	31,206	400,249
Smart & Final Stores, Inc. (I)	4,525	57,830
SpartanNash Company	7,005	224,300
Sprouts Farmers Market, Inc. (I)	39,510	890,160
Sun Art Retail Group, Ltd.	167,500	107,662

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
Sundrug Company, Ltd.	5,800	$420,199
SUPERVALU, Inc. (I)	50,654	277,584
Sysco Corp.	45,511	2,360,200
Tesco PLC (I)	1,145,912	2,503,167
The Andersons, Inc.	5,232	193,322
The Chefs’ Warehouse, Inc. (I)	3,877	42,725
The Jean Coutu Group PJC, Inc., Class A	12,751	188,727
The Kroger Company	83,010	2,655,490
The SPAR Group, Ltd.	13,469	175,992
Tsuruha Holdings, Inc.	5,700	558,772
United Natural Foods, Inc. (I)	23,501	1,071,646
Village Super Market, Inc., Class A	1,727	55,247
Wal-Mart de Mexico SAB de CV	238,700	545,262
Wal-Mart Stores, Inc.	133,232	9,518,094
Walgreens Boots Alliance, Inc.	75,400	6,085,534
Weis Markets, Inc.	1,869	95,207
Wesfarmers, Ltd.	212,394	6,766,291
Whole Foods Market, Inc.	28,299	859,724
WM Morrison Supermarkets PLC	312,408	808,361
Woolworths, Ltd.	239,709	4,264,730
		89,190,430
Food products - 2.1%
Ajinomoto Company, Inc.	86,800	1,842,151
Amplify Snack Brands, Inc. (I)(L)	5,597	94,757
Archer-Daniels-Midland Company	92,670	4,055,239
Aryzta AG (I)	15,316	610,716
Associated British Foods PLC	50,127	2,001,847
B&G Foods, Inc.	11,695	555,279
Barry Callebaut AG (I)	383	492,464
BRF SA	97,210	1,621,070
Cal-Maine Foods, Inc. (L)	5,854	268,933
Calavo Growers, Inc.	2,938	173,195
Calbee, Inc.	12,500	454,540
Campbell Soup Company	28,261	1,716,008
Charoen Pokphand Foods PCL	592,200	555,204
Charoen Pokphand Indonesia Tbk PT	840,403	236,105
China Huishan Dairy Holdings Company, Ltd.	271,500	104,212
China Mengniu Dairy Company, Ltd.	174,996	330,859
Chocoladefabriken Lindt & Sprungli AG	174	1,008,135
Chocoladefabriken Lindt & Sprungli AG	18	1,239,449
CJ CheilJedang Corp.	1,176	409,632
ConAgra Foods, Inc.	68,839	3,208,586
Danone SA	85,123	6,480,198
Darling Ingredients, Inc. (I)	31,223	439,620
Dean Foods Company	42,893	738,189
Farmer Brothers Company (I)	1,686	53,986
Felda Global Ventures Holdings BHD	99,700	55,673
Flowers Foods, Inc. (L)	50,750	756,683
Fresh Del Monte Produce, Inc.	6,030	350,765
Freshpet, Inc. (I)(L)	4,920	51,709
General Mills, Inc.	93,733	6,638,171
Genting Plantations BHD	16,400	42,789
Golden Agri-Resources, Ltd.	441,040	116,327
Gruma SAB de CV, Class B	9,570	127,226
Grupo Bimbo SAB de CV, Series A	77,500	220,714
Grupo Lala SAB de CV	26,500	55,518
Hormel Foods Corp.	42,625	1,630,833
Indofood CBP Sukses Makmur Tbk PT	266,000	199,847
Indofood Sukses Makmur Tbk PT	500,017	297,658
Ingredion, Inc.	20,071	2,748,924
Inventure Foods, Inc. (I)	4,278	41,454
IOI Corp. BHD	201,200	218,926
J&J Snack Foods Corp.	2,840	346,480

The accompanying notes are an integral part of the financial statements.

156

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
JBS SA	113,981	$441,212
John B. Sanfilippo & Son, Inc.	1,675	86,129
Kellogg Company	39,731	3,266,286
Kerry Group PLC, Class A	2,564	218,604
Kerry Group PLC, Class A (Irish
Stock Exchange)	15,715	1,336,312
Kikkoman Corp.	23,000	723,757
Kuala Lumpur Kepong BHD	34,800	202,005
Lancaster Colony Corp.	8,957	1,204,985
Landec Corp. (I)	5,732	74,287
Limoneira Company (L)	2,727	45,295
Lotte Confectionery Company, Ltd.	780	118,353
M Dias Branco SA	5,434	203,615
Marine Harvest ASA (I)	48,156	743,812
McCormick & Company, Inc., Non-
Voting Shares	18,177	1,853,327
Mead Johnson Nutrition Company	29,417	2,502,504
MEIJI Holdings Company, Ltd.	17,900	1,612,769
Mondelez International, Inc., Class A	244,722	11,017,384
Nestle SA	560,542	44,671,144
NH Foods, Ltd.	27,000	592,288
Nisshin Seifun Group, Inc.	30,900	437,127
Nissin Food Holdings Company, Ltd.	9,200	510,510
Omega Protein Corp. (I)	4,237	106,815
Orion Corp.	530	352,178
Orkla ASA	102,553	938,513
Ottogi Corp.	169	105,648
Pioneer Foods Group, Ltd.	9,755	112,960
Post Holdings, Inc. (I)	17,930	1,520,105
PPB Group BHD	40,200	159,201
Qinqin Foodstuffs Group
Cayman Company, Ltd. (I)	7,900	2,841
Sanderson Farms, Inc.	3,748	360,670
Saputo, Inc.	40,446	1,344,705
Seaboard Corp. (I)	50	161,750
Seneca Foods Corp., Class A (I)	1,408	41,536
Snyder’s-Lance, Inc.	37,439	1,323,094
Standard Foods Corp.	41,087	101,320
Tate & Lyle PLC	65,616	632,324
Thai Union Group PCL	394,800	244,904
The Hain Celestial Group, Inc. (I)	28,844	1,060,017
The Hershey Company	22,155	2,213,063
The J.M. Smucker Company	18,878	2,676,712
The Kraft Heinz Company	93,932	8,405,975
The WhiteWave Foods Company (I)	49,329	2,734,306
Tiger Brands, Ltd.	12,293	319,197
Tingyi Cayman Islands Holding Corp.	134,000	123,848
Tootsie Roll Industries, Inc. (L)	8,324	317,061
Toyo Suisan Kaisha, Ltd.	13,900	570,080
TreeHouse Foods, Inc. (I)	15,734	1,490,482
Tyson Foods, Inc., Class A	47,385	3,580,884
Ulker Biskuvi Sanayi AS	18,384	129,412
Uni-President Enterprises Corp.	560,943	1,058,418
Universal Robina Corp.	91,670	367,593
Want Want China Holdings, Ltd.	364,000	239,051
WH Group, Ltd. (S)	768,500	603,341
Wilmar International, Ltd.	120,000	270,574
Yakult Honsha Company, Ltd.	13,800	610,020
Yamazaki Baking Company, Ltd.	20,700	470,624
		149,200,998
Household products - 1.1%
Central Garden & Pet Company (I)	3,223	82,767
Central Garden & Pet Company, Class A (I)	5,140	124,645

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household products (continued)
Church & Dwight Company, Inc.	20,980	$2,085,832
Colgate-Palmolive Company	145,873	10,844,199
Energizer Holdings, Inc.	17,239	851,951
Henkel AG & Company, KGaA	16,153	1,809,960
HRG Group, Inc. (I)	22,623	365,814
Kimberly-Clark Corp.	58,819	7,532,361
Kimberly-Clark de Mexico SAB de CV	72,100	172,442
Oil-Dri Corp. of America	1,165	44,025
Orchids Paper Products Company (L)	1,912	53,498
Reckitt Benckiser Group PLC	89,465	8,642,198
Svenska Cellulosa AB SCA, B Shares	97,928	3,009,877
The Clorox Company	21,136	2,769,661
The Procter & Gamble Company	434,813	37,963,523
Unicharm Corp.	63,100	1,533,478
Unilever Indonesia Tbk PT	173,645	597,102
WD-40 Company	2,659	314,693
		78,798,026
Personal products - 0.6%
Amorepacific Corp.	4,752	1,642,323
AMOREPACIFIC Group	4,078	529,169
Avon Products, Inc.	205,775	1,172,918
Beiersdorf AG	15,667	1,456,222
Edgewell Personal Care Company (I)	16,551	1,324,246
Elizabeth Arden, Inc. (I)	5,095	71,126
Hengan International Group Company, Ltd.	46,500	392,790
Hypermarcas SA	55,479	448,409
Inter Parfums, Inc.	3,439	117,511
Kao Corp.	78,800	4,097,480
Kose Corp.	4,900	440,265
L’Oreal SA	36,580	6,926,469
LG Household & Health Care, Ltd.	1,383	1,178,398
Lifevantage Corp. (I)	2,899	35,542
Medifast, Inc.	2,070	76,114
Natura Cosmeticos SA	27,540	265,746
Natural Health Trends Corp.	1,492	47,953
Nutraceutical International Corp. (I)	1,684	42,656
Pola Orbis Holdings, Inc.	3,600	287,532
Revlon, Inc., Class A (I)	2,285	82,694
Shiseido Company, Ltd.	59,500	1,497,752
The Estee Lauder Companies, Inc., Class A	36,360	3,244,403
Unilever NV	199,593	9,183,495
Unilever PLC	180,597	8,383,531
USANA Health Sciences, Inc. (I)	1,015	138,791
		43,083,535
Tobacco - 1.2%
Alliance One International, Inc. (I)	1,888	40,082
Altria Group, Inc.	308,436	20,384,535
British American Tobacco Malaysia BHD	11,498	139,444
British American Tobacco PLC	262,345	16,276,562
Gudang Garam Tbk PT	54,782	265,701
Hanjaya Mandala Sampoerna Tbk PT	1,059,300	317,642
Imperial Brands PLC	134,914	7,076,679
Japan Tobacco, Inc.	172,100	6,668,698
KT&G Corp.	17,174	1,800,516
Philip Morris International, Inc.	244,562	24,439,081
Reynolds American, Inc.	130,501	6,468,935
Swedish Match AB	31,784	1,131,820
Universal Corp.	4,194	252,353
Vector Group, Ltd.	16,584	369,989
		85,632,037
		573,141,949

The accompanying notes are an integral part of the financial statements.

157

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy - 5.9%
Energy equipment and services - 0.7%
Archrock, Inc.	13,677	$150,721
Atwood Oceanics, Inc. (L)	11,650	92,035
Baker Hughes, Inc.	83,209	4,088,058
Bristow Group, Inc. (L)	6,624	75,580
CARBO Ceramics, Inc. (L)	3,865	48,428
China Oilfield Services, Ltd., H Shares	130,000	101,460
Dawson Geophysical Company (I)	4,552	32,820
Diamond Offshore Drilling, Inc.	12,789	236,213
Dril-Quip, Inc. (I)	10,583	588,097
Ensco PLC, Class A	84,012	637,651
Era Group, Inc. (I)	4,712	34,350
Exterran Corp. (I)	6,146	86,843
Fairmount Santrol Holdings, Inc. (I)(L)	12,812	95,193
FMC Technologies, Inc. (I)	42,918	1,210,288
Forum Energy Technologies, Inc. (I)	11,459	201,335
Geospace Technologies Corp. (I)	2,683	47,409
Halliburton Company	163,251	7,021,426
Helix Energy Solutions Group, Inc. (I)	19,413	145,598
Helmerich & Payne, Inc. (L)	20,516	1,240,397
Hornbeck Offshore Services, Inc. (I)	6,715	36,731
Independence Contract Drilling, Inc. (I)	6,577	33,148
Matrix Service Company (I)	5,351	98,940
McDermott International, Inc. (I)	46,206	241,657
Nabors Industries, Ltd.	78,602	781,304
National Oilwell Varco, Inc.	71,637	2,402,705
Natural Gas Services Group, Inc. (I)	2,518	59,526
Newpark Resources, Inc. (I)	16,643	117,500
Noble Corp. PLC	67,813	390,603
Oceaneering International, Inc.	27,342	725,110
Oil States International, Inc. (I)	23,954	743,053
Parker Drilling Company (I)	24,665	53,030
Patterson-UTI Energy, Inc.	41,089	800,825
Petrofac, Ltd.	36,383	397,183
PHI, Inc. (I)	2,529	47,115
Pioneer Energy Services Corp. (I)	12,940	43,090
RigNet, Inc. (I)	2,783	35,121
Rowan Companies PLC, Class A	34,982	435,876
Saipem SpA (I)	1,108,915	508,748
Sapurakencana Petroleum BHD (I)	297,489	114,803
Schlumberger, Ltd.	263,958	20,852,682
SEACOR Holdings, Inc. (I)(L)	3,015	177,222
Seadrill, Ltd. (I)(L)	71,623	172,611
Superior Energy Services, Inc.	42,216	710,495
Technip SA	15,422	913,215
Tenaris SA	85,840	1,181,175
Tesco Corp. (I)	8,525	58,055
TETRA Technologies, Inc. (I)	15,677	94,846
Tidewater, Inc. (L)	10,134	33,138
Transocean, Ltd. (I)(L)	65,134	631,800
U.S. Silica Holdings, Inc.	12,219	479,596
Unit Corp. (I)	9,723	166,166
		49,670,971
Oil, gas and consumable fuels - 5.2%
Abraxas Petroleum Corp. (I)	26,862	37,607
Adaro Energy Tbk PT	1,638,745	141,807
Alon USA Energy, Inc.	6,453	52,786
AltaGas, Ltd.	25,426	658,044
Anadarko Petroleum Corp.	96,981	5,185,574
Apache Corp.	71,935	3,575,170
ARC Resources, Ltd. (L)	55,155	962,289
Ardmore Shipping Corp.	4,466	32,245

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Banpu PCL	307,500	$139,384
Bill Barrett Corp. (I)(L)	9,833	65,291
BP PLC	2,601,239	14,623,068
Cabot Oil & Gas Corp.	88,274	2,174,189
California Resources Corp. (L)	7,079	70,294
Callon Petroleum Company (I)	22,941	333,792
Caltex Australia, Ltd.	50,871	1,294,474
Cameco Corp.	62,622	577,799
Canadian Natural Resources, Ltd.	173,338	5,383,603
Carrizo Oil & Gas, Inc. (I)	10,631	407,061
Cenovus Energy, Inc.	131,851	1,905,274
Chesapeake Energy Corp. (I)	111,032	705,053
Chevron Corp.	358,045	36,012,166
China Coal Energy Company, Ltd.,
H Shares (I)	105,995	50,593
China Petroleum & Chemical Corp., H Shares	1,623,639	1,160,492
China Shenhua Energy Company, Ltd.,
H Shares	216,000	386,808
Cimarex Energy Company	18,015	2,381,223
Clayton Williams Energy, Inc. (I)(L)	1,215	76,679
Clean Energy Fuels Corp. (I)(L)	17,478	76,379
CNOOC, Ltd.	1,136,716	1,371,359
Cobalt International Energy, Inc. (I)	78,639	94,367
Concho Resources, Inc. (I)	26,468	3,419,666
ConocoPhillips	235,263	9,657,546
CONSOL Energy, Inc. (L)	63,953	1,166,503
Contango Oil & Gas Company (I)	3,630	35,066
Cosan SA Industria e Comercio	19,494	227,104
Crescent Point Energy Corp.	79,899	1,206,345
CVR Energy, Inc. (L)	3,005	43,843
Delek US Holdings, Inc.	11,847	207,915
Denbury Resources, Inc. (I)(L)	164,934	507,997
Devon Energy Corp.	99,573	4,314,498
DHT Holdings, Inc.	17,708	76,321
Dorian LPG, Ltd. (I)(L)	4,770	25,424
Eclipse Resources Corp. (I)	9,977	34,022
Ecopetrol SA (I)	1,440,632	639,785
Empresas COPEC SA	60,473	525,896
Enbridge, Inc.	145,087	5,722,052
Encana Corp.	134,530	1,284,365
Energen Corp.	27,065	1,556,238
Energy Absolute PCL	1,132,400	825,219
Eni SpA	463,887	7,002,890
EOG Resources, Inc.	104,526	9,249,506
EP Energy Corp., Class A (I)(L)	7,590	31,271
EQT Corp.	32,803	2,345,415
Evolution Petroleum Corp.	6,419	36,396
EXCO Resources, Inc. (I)(L)	28,708	29,282
Exxaro Resources, Ltd.	10,762	55,191
Exxon Mobil Corp.	787,753	68,644,796
Formosa Petrochemical Corp.	135,000	394,182
Frontline, Ltd. (L)	12,452	95,258
Galp Energia SGPS SA	69,606	1,013,652
GasLog, Ltd. (L)	7,836	106,570
Gener8 Maritime, Inc. (I)	7,488	37,515
Golar LNG, Ltd. (L)	16,945	352,964
Green Plains, Inc.	6,981	169,499
Grupa Lotos SA (I)	9,075	67,525
GS Holdings Corp.	7,516	332,215
Gulfport Energy Corp. (I)	34,948	999,513
Hess Corp.	50,100	2,720,430
HollyFrontier Corp.	49,017	1,268,560
Husky Energy, Inc. (I)	55,707	684,762

The accompanying notes are an integral part of the financial statements.

158

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Idemitsu Kosan Company, Ltd.	14,000	$255,112
Imperial Oil, Ltd.	46,941	1,432,141
Inpex Corp.	148,700	1,288,880
Inter Pipeline Ltd.	53,260	1,158,285
IRPC PCL, Foreign Shares	2,533,900	354,004
JX Holdings, Inc.	331,600	1,238,397
Keyera Corp.	28,889	891,959
Kinder Morgan, Inc.	347,636	7,595,847
Koninklijke Vopak NV	8,793	446,910
Kunlun Energy Company, Ltd.	204,000	149,605
Lundin Petroleum AB (I)	30,178	530,803
Marathon Oil Corp.	161,074	2,419,331
Marathon Petroleum Corp.	100,661	4,279,099
Matador Resources Company (I)	15,748	361,417
MOL Hungarian Oil and Gas PLC	6,720	419,455
Murphy Oil Corp. (L)	30,736	821,266
Neste OYJ	13,355	556,265
Newfield Exploration Company (I)	37,328	1,618,542
Noble Energy, Inc.	81,371	2,805,672
Nordic American Tankers, Ltd. (L)	16,220	166,417
Northern Oil and Gas, Inc. (I)(L)	9,526	30,864
Oasis Petroleum, Inc. (I)	34,018	322,491
Occidental Petroleum Corp.	145,072	11,148,783
Oil Search, Ltd.	258,372	1,298,278
OMV AG	27,676	775,488
ONEOK, Inc.	39,915	1,871,614
Origin Energy, Ltd.	330,009	1,299,956
Overseas Shipholding Group, Inc., Class A	7,109	77,062
Pacific Ethanol, Inc. (I)	6,394	41,305
Panhandle Oil and Gas, Inc., Class A	3,176	54,945
Par Pacific Holdings, Inc. (I)(L)	5,337	65,325
PDC Energy, Inc. (I)	8,715	578,676
Pembina Pipeline Corp.	59,065	1,777,265
Penn Virginia Corp. (I)	11,752	335
PetroChina Company, Ltd., H Shares	1,343,739	891,010
Petroleo Brasileiro SA (I)	474,607	2,166,390
Petronas Dagangan BHD	16,900	97,364
Peyto Exploration & Development Corp. (L)	25,175	723,536
Phillips 66	88,889	6,973,342
Pioneer Natural Resources Company	31,071	5,563,263
Polski Koncern Naftowy ORLEN SA	27,233	453,294
Polskie Gornictwo Naftowe i Gazownictwo SA	150,536	205,583
PrairieSky Royalty, Ltd.	32,552	637,934
PTT Exploration & Production PCL	294,800	689,041
PTT PCL	213,000	2,140,395
QEP Resources, Inc.	65,614	1,253,227
Range Resources Corp.	32,264	1,244,422
Reliance Industries, Ltd., GDR (S)	14,767	460,730
Renewable Energy Group, Inc. (I)	8,593	77,079
Repsol SA	159,777	2,146,340
REX American Resources Corp. (I)	1,089	87,599
Ring Energy, Inc. (I)	7,020	69,638
Royal Dutch Shell PLC, A Shares	592,327	14,476,305
Royal Dutch Shell PLC, B Shares	527,094	13,418,199
RSP Permian, Inc. (I)	14,876	580,908
S-Oil Corp.	6,596	416,634
Sanchez Energy Corp. (I)(L)	10,769	92,506
Santos, Ltd.	299,782	992,722
Sasol, Ltd.	41,035	1,035,903
Scorpio Tankers, Inc.	31,049	151,830
SemGroup Corp., Class A	8,416	261,738
Seven Generations Energy, Ltd., Class A (I)	30,589	704,429
Ship Finance International, Ltd. (L)	11,038	166,563

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Showa Shell Sekiyu KK	29,900	$254,578
SK Innovation Company, Ltd.	9,523	1,236,032
SM Energy Company	23,304	882,756
Southwestern Energy Company (I)	89,829	1,249,521
Spectra Energy Corp.	129,983	4,629,994
Statoil ASA	140,501	2,204,154
Suncor Energy, Inc.	263,495	7,144,946
Synergy Resources Corp. (I)	35,400	231,870
Teekay Corp. (L)	8,505	61,491
Teekay Tankers, Ltd., Class A	22,816	59,550
Tesoro Corp.	22,808	1,720,179
Thai Oil PCL	178,600	364,724
The Williams Companies, Inc.	129,736	3,624,824
TonenGeneral Sekiyu KK	46,000	424,520
TOTAL SA	318,936	15,237,609
Tourmaline Oil Corp. (I)	31,533	886,790
TransCanada Corp.	112,233	5,089,596
Tupras Turkiye Petrol Rafinerileri AS	14,171	277,451
Ultrapar Participacoes SA	57,622	1,328,133
United Tractors Tbk PT	190,837	269,341
Valero Energy Corp.	89,230	4,938,881
Veresen, Inc.	47,975	472,653
Vermilion Energy, Inc.	17,568	634,854
Western Refining, Inc.	35,232	886,437
Westmoreland Coal Company (I)	4,204	32,245
Woodside Petroleum, Ltd.	139,797	2,994,974
World Fuel Services Corp.	19,748	880,366
WPX Energy, Inc. (I)	77,294	927,528
Yanzhou Coal Mining Company, Ltd.,
H Shares	99,210	56,658
		372,360,440
		422,031,411
Financials - 14.6%
Banks - 7.4%
1st Source Corp.	2,882	101,994
ABN AMRO Group NV (S)	28,984	596,140
Access National Corp.	1,899	42,310
ACNB Corp. (L)	1,972	53,638
Agricultural Bank of China, Ltd., H Shares	1,561,700	640,724
Akbank TAS	249,869	660,439
Alior Bank SA (I)	8,551	116,663
Allegiance Bancshares, Inc. (I)	2,537	66,596
Alliance Financial Group BHD	73,940	71,800
Ameris Bancorp	6,405	223,022
AMMB Holdings BHD	162,100	175,002
Aozora Bank, Ltd.	185,000	655,227
Arrow Financial Corp.	2,117	68,633
Associated Banc-Corp.	41,862	830,542
Atlantic Capital Bancshares, Inc. (I)(L)	3,762	57,972
Australia & New Zealand Banking Group, Ltd.	550,250	11,102,058
Banc of California, Inc.	9,134	203,871
BancFirst Corp.	1,389	95,285
Banco Bilbao Vizcaya Argentaria SA	937,365	5,825,560
Banco Bradesco SA	132,836	1,197,054
Banco de Chile	3,201,889	354,873
Banco de Credito e Inversiones	4,820	213,126
Banco de Sabadell SA	766,479	1,039,538
Banco do Brasil SA	137,091	985,347
Banco Espirito Santo SA (I)	322,715	484
Banco Latinoamericano de
Comercio Exterior SA	5,455	157,595
Banco Popular Espanol SA	481,013	650,834

The accompanying notes are an integral part of the financial statements.

159

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Banco Santander Brasil SA	66,426	$466,537
Banco Santander Chile	8,633,420	453,443
Banco Santander SA	2,080,174	9,330,564
BancorpSouth, Inc.	39,914	993,859
Bangkok Bank PCL, Foreign Shares	53,661	262,527
Bank Central Asia Tbk PT	1,402,130	1,589,038
Bank Danamon Indonesia Tbk PT	373,401	114,781
Bank Handlowy w Warszawie SA	2,378	44,288
Bank Hapoalim, Ltd.	154,659	830,388
Bank Leumi Le-Israel, Ltd. (I)	203,455	762,405
Bank Mandiri Persero Tbk PT	1,061,728	898,262
Bank Millennium SA (I)	48,197	71,430
Bank Negara Indonesia Persero Tbk PT	848,853	375,227
Bank of America Corp.	1,481,903	23,917,914
Bank of China, Ltd., H Shares	5,058,321	2,269,633
Bank of Communications Company, Ltd.,
H Shares	556,076	428,093
Bank of East Asia, Ltd.	155,693	627,926
Bank of Hawaii Corp.	12,001	864,552
Bank of Ireland (I)	3,177,590	718,586
Bank of Marin Bancorp	1,128	54,956
Bank of Montreal	101,831	6,754,049
Bank of Queensland, Ltd.	70,870	561,114
Bank of the Ozarks, Inc.	39,770	1,558,189
Bank of the Philippine Islands	73,830	167,099
Bank Pekao SA	13,356	448,956
Bank Rakyat Indonesia Persero Tbk PT	1,262,577	1,106,683
Bank Zachodni WBK SA	2,969	244,107
Bankia SA	663,581	559,430
Bankinter SA	97,046	712,228
Bankwell Financial Group, Inc.	1,847	41,428
Banner Corp.	5,845	258,817
Barclays Africa Group, Ltd.	32,150	325,953
Barclays PLC	2,365,023	5,345,131
BB&T Corp.	118,426	4,559,401
BDO Unibank, Inc.	172,110	421,843
Bendigo and Adelaide Bank, Ltd.	86,025	708,691
Berkshire Hills Bancorp, Inc.	5,713	159,336
Blue Hills Bancorp, Inc.	5,532	81,597
BNC Bancorp	6,526	160,344
BNK Financial Group, Inc.	36,910	292,294
BNP Paribas SA	152,998	7,813,682
BOC Hong Kong Holdings, Ltd.	483,000	1,686,334
Boston Private Financial Holdings, Inc.	15,444	198,919
Bridge Bancorp, Inc.	3,486	103,918
Brookline Bancorp, Inc.	13,570	162,026
Bryn Mawr Bank Corp.	3,456	111,180
C&F Financial Corp.	967	41,107
CaixaBank SA	383,511	1,034,174
Camden National Corp.	2,180	100,803
Canadian Imperial Bank of Commerce	62,880	4,991,466
Capital Bank Financial Corp., Class A	3,715	116,317
Capitec Bank Holdings, Ltd.	3,102	123,047
Cardinal Financial Corp.	6,080	163,248
Carolina Financial Corp.	2,455	52,660
Cascade Bancorp (I)	5,723	34,452
Cathay General Bancorp	34,405	1,081,005
CenterState Banks, Inc.	8,969	161,263
Central Pacific Financial Corp.	5,846	149,599
Central Valley Community Bancorp	2,369	36,388
Chang Hwa Commercial Bank	575,249	288,682
Chemical Financial Corp. (L)	26,333	1,217,375
Chemung Financial Corp. (L)	1,125	33,053

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
China CITIC Bank Corp., Ltd., H Shares	566,500	$372,977
China Construction Bank Corp., H Shares	5,359,196	4,007,554
China Development Financial Holdings Corp.	1,542,000	388,922
China Everbright Bank Company, Ltd.,
H Shares	220,900	104,285
China Merchants Bank Company, Ltd.,
H Shares	248,255	602,643
China Minsheng Banking Corp., Ltd.,
H Shares	374,500	401,649
Chongqing Rural Commercial Bank, H Shares	179,000	103,617
CIMB Group Holdings BHD	257,700	304,767
Citigroup, Inc.	423,437	20,214,882
Citizens & Northern Corp.	2,910	62,914
Citizens Financial Group, Inc.	76,373	1,891,759
City Holding Company	2,740	138,617
CNB Financial Corp.	1,937	39,031
CoBiz Financial, Inc.	7,328	96,217
Codorus Valley Bancorp, Inc.	2,578	53,648
Columbia Banking System, Inc.	11,208	370,312
Comerica, Inc.	25,255	1,194,309
Commerce Bancshares, Inc.	21,395	1,084,299
Commerzbank AG	165,520	1,161,035
Commonwealth Bank of Australia	322,053	17,349,727
Community Bank Systems, Inc.	8,036	381,308
Community Trust Bancorp, Inc.	3,036	111,907
CommunityOne Bancorp (I)	2,329	31,395
Concordia Financial Group, Ltd. (I)	184,300	952,847
ConnectOne Bancorp, Inc.	5,937	105,619
Credicorp, Ltd.	8,000	1,253,440
Credit Agricole SA	152,439	1,446,723
CTBC Financial Holding Company, Ltd.	1,886,343	1,089,073
CU Bancorp (I)	3,706	89,685
Cullen/Frost Bankers, Inc.	15,210	1,108,809
Customers Bancorp, Inc. (I)	4,494	120,170
CVB Financial Corp.	19,359	344,397
Danske Bank A/S	116,075	3,407,110
DBS Group Holdings, Ltd.	109,972	1,208,237
DGB Financial Group, Inc.	26,390	215,985
DNB ASA	123,045	1,492,202
E.Sun Financial Holding Company, Ltd.	912,652	512,776
Eagle Bancorp, Inc. (I)	5,845	302,537
East West Bancorp, Inc.	40,179	1,492,248
Enterprise Financial Services Corp.	3,839	118,241
Equity Bancshares, Inc., Class A (I)	1,494	36,140
Erste Group Bank AG (I)	52,076	1,462,761
Farmers Capital Bank Corp.	1,359	40,634
Farmers National Banc Corp.	7,002	69,810
FCB Financial Holdings, Inc., Class A (I)	5,736	219,689
Fidelity Southern Corp.	4,444	79,770
Fifth Third Bancorp	110,812	2,233,970
Financial Institutions, Inc.	3,003	80,721
First BanCorp (I)	24,447	119,790
First Bancorp North Carolina	2,568	51,488
First Busey Corp.	5,964	139,259
First Business Financial Services, Inc.	1,950	44,421
First Citizens BancShares, Inc., Class A	1,390	396,025
First Commonwealth Financial Corp.	16,965	173,213
First Community Bancshares, Inc.	3,707	88,857
First Connecticut Bancorp, Inc.	3,826	67,032
First Financial Bancorp	11,271	245,708
First Financial Bankshares, Inc. (L)	12,212	447,203
First Financial Corp.	2,300	94,024
First Financial Holding Company, Ltd.	1,108,445	568,968

The accompanying notes are an integral part of the financial statements.

160

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Financial Northwest, Inc.	3,154	$41,349
First Foundation, Inc. (I)	3,009	75,375
First Horizon National Corp.	64,842	997,270
First Internet Bancorp	1,623	38,709
First Interstate BancSystem, Inc., Class A	3,878	119,210
First Merchants Corp.	7,569	205,498
First Midwest Bancorp, Inc.	15,609	305,468
First NBC Bank Holding Company (I)	3,317	43,320
First Northwest Bancorp (I)	3,312	43,586
Flushing Financial Corp.	5,237	121,446
FNB Corp.	97,367	1,216,114
Franklin Financial Network, Inc. (I)	2,098	72,906
Fukuoka Financial Group, Inc.	121,000	513,127
Fulton Financial Corp.	80,659	1,166,329
German American Bancorp, Inc.	2,988	110,138
Glacier Bancorp, Inc.	14,597	437,034
Great Southern Bancorp, Inc.	2,273	95,671
Great Western Bancorp, Inc.	10,917	373,798
Green Bancorp, Inc. (I)	5,004	51,041
Grupo Financiero Banorte SAB
de CV, Series O	113,100	609,502
Grupo Financiero Inbursa SAB
de CV, Series O	112,500	196,207
Grupo Financiero Santander Mexico SAB
de CV, Class B	77,600	148,296
Guaranty Bancorp	3,997	73,865
Hana Financial Group, Inc.	43,570	1,141,162
Hancock Holding Company	36,363	1,186,525
Hang Seng Bank, Ltd.	99,800	1,747,884
Hanmi Financial Corp.	6,075	159,347
HDFC Bank, Ltd., ADR	7,626	546,403
Heartland Financial USA, Inc.	4,192	152,253
Heritage Commerce Corp.	4,469	51,349
Heritage Financial Corp.	6,131	113,301
Heritage Oaks Bancorp	4,484	36,186
Hilltop Holdings, Inc. (I)	14,313	324,046
Home BancShares, Inc.	22,863	534,994
HomeTrust Bancshares, Inc. (I)	3,839	73,402
Hong Leong Bank BHD	56,000	180,085
Hong Leong Financial Group BHD	22,100	87,419
Hope Bancorp, Inc.	25,240	434,128
Horizon Bancorp	2,388	66,888
HSBC Holdings PLC	2,770,040	20,594,998
Hua Nan Financial Holdings Company, Ltd.	852,080	438,593
Huntington Bancshares, Inc.	210,288	2,104,982
IBERIABANK Corp.	7,724	531,179
ICICI Bank, Ltd., ADR	35,550	272,669
Independent Bank Corp. (MA)	4,816	255,152
Independent Bank Corp. (MI)	4,481	73,085
Independent Bank Group, Inc.	2,195	96,404
Industrial & Commercial Bank of China, Ltd.,
H Shares	4,698,270	2,988,475
Industrial Bank of Korea	36,085	379,620
ING Groep NV (I)	474,184	5,934,579
International Bancshares Corp.	26,030	771,790
Intesa Sanpaolo SpA	2,314,260	5,499,021
Intesa Sanpaolo SpA	169,701	375,845
Investors Bancorp, Inc.	54,224	664,244
Irish Bank Resolution Corp., Ltd. (I)	29,183	0
Itau CorpBanca	20,029,333	171,587
Japan Post Bank Company, Ltd.	63,300	745,252
JPMorgan Chase & Co.	527,564	35,610,570
Kasikornbank PCL	378,259	2,161,693

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
KB Financial Group, Inc.	56,859	$1,983,812
KBC Groep NV	45,710	2,710,162
KeyCorp	156,349	1,963,743
Komercni Banka AS	10,465	353,923
Krung Thai Bank PCL	751,700	412,172
Kyushu Financial Group, Inc.	54,300	322,390
Lakeland Bancorp, Inc.	8,246	112,558
Lakeland Financial Corp.	4,440	159,130
LegacyTexas Financial Group, Inc.	8,464	256,713
Live Oak Bancshares, Inc. (L)	4,473	63,338
Lloyds Banking Group PLC	9,039,243	7,045,246
M&T Bank Corp.	22,939	2,714,372
Macatawa Bank Corp.	7,164	55,736
MainSource Financial Group, Inc.	3,818	92,128
Malayan Banking BHD	288,933	556,121
MB Financial, Inc.	32,387	1,268,923
mBank SA (I)	1,170	116,790
MBT Financial Corp.	4,475	37,948
Mediobanca SpA	103,269	766,981
Mega Financial Holding Company, Ltd.	1,261,575	857,823
Mercantile Bank Corp.	3,157	84,608
Merchants Bancshares, Inc.	1,978	65,670
Metropolitan Bank & Trust Company	66,630	119,366
Middleburg Financial Corp. (L)	1,423	40,527
Mitsubishi UFJ Financial Group, Inc.	1,995,400	10,991,711
Mizrahi Tefahot Bank, Ltd.	20,181	243,602
Mizuho Financial Group, Inc.	3,699,600	6,445,912
MutualFirst Financial, Inc.	1,745	48,406
National Australia Bank, Ltd.	497,500	10,203,259
National Bank Holdings Corp., Class A	5,031	120,442
National Bank of Canada	53,360	1,875,372
National Bankshares, Inc. (L)	1,178	42,267
National Commerce Corp. (I)(L)	1,552	41,780
Natixis SA	135,522	601,008
NBT Bancorp, Inc.	7,683	248,084
Nedbank Group, Ltd.	15,013	211,064
Nicolet Bankshares, Inc. (I)	1,686	63,107
Nordea Bank AB	491,001	4,793,989
Northrim BanCorp, Inc.	2,003	51,477
OFG Bancorp	8,748	95,441
Old Line Bancshares, Inc.	2,539	49,104
Old National Bancorp	25,221	357,129
Old Second Bancorp, Inc.	5,434	44,341
Opus Bank	3,026	105,668
OTP Bank PLC	43,343	1,131,535
Oversea-Chinese Banking Corp., Ltd.	193,064	1,215,319
Pacific Continental Corp.	3,692	60,918
Pacific Premier Bancorp, Inc. (I)	5,268	142,183
PacWest Bancorp	31,915	1,382,239
Park National Corp.	2,480	237,212
Park Sterling Corp.	11,437	96,986
Peapack Gladstone Financial Corp.	3,578	71,488
Penns Woods Bancorp, Inc. (L)	732	32,340
People’s United Financial, Inc.	45,123	733,249
People’s Utah Bancorp	3,304	65,023
Peoples Bancorp, Inc.	3,700	87,949
Peoples Financial Services Corp. (L)	982	37,748
Pinnacle Financial Partners, Inc.	8,435	478,180
Powszechna Kasa Oszczednosci
Bank Polski SA	74,343	505,473
Preferred Bank	2,705	94,810
Premier Financial Bancorp, Inc.	2,623	43,857
PrivateBancorp, Inc.	37,067	1,703,229

The accompanying notes are an integral part of the financial statements.

161

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Prosperity Bancshares, Inc.	30,758	$1,706,146
Public Bank BHD	229,762	1,120,464
QCR Holdings, Inc.	2,728	85,168
Raiffeisen Bank International AG (I)	21,671	308,376
Regions Financial Corp.	182,863	1,823,144
Renasant Corp.	7,840	277,928
Republic Bancorp, Inc., Class A	2,050	65,621
Resona Holdings, Inc.	345,300	1,581,377
RHB Capital BHD	58,841	72,304
Royal Bank of Canada	235,326	14,630,264
Royal Bank of Scotland Group PLC (I)	490,753	1,299,176
S&T Bancorp, Inc.	6,511	187,191
Sandy Spring Bancorp, Inc.	4,575	144,250
Seacoast Banking Corp. of Florida (I)	6,062	99,720
Security Bank Corp.	23,740	108,670
ServisFirst Bancshares, Inc.	4,283	224,472
Seven Bank, Ltd.	93,100	329,889
Shinhan Financial Group Company, Ltd.	62,803	2,295,390
Shinsei Bank, Ltd.	280,000	447,463
Shore Bancshares, Inc.	3,681	42,810
Siam Commercial Bank PCL	339,409	1,566,557
Sierra Bancorp	2,653	48,364
Signature Bank (I)	14,969	1,826,368
Simmons First National Corp., Class A	5,658	283,975
SinoPac Financial Holdings Company, Ltd.	1,191,386	347,843
Skandinaviska Enskilda Banken AB, Series A	245,536	2,396,695
Societe Generale SA	110,611	4,038,376
South State Corp.	4,505	342,335
Southern National Bancorp of Virginia, Inc.	3,537	43,930
Southside Bancshares, Inc.	4,682	153,804
Southwest Bancorp, Inc.	4,210	82,432
Standard Bank Group, Ltd.	96,278	873,011
Standard Chartered PLC (I)	461,315	3,888,304
State Bank Financial Corp.	6,884	158,745
State Bank of India, GDR	10,258	382,051
Sterling Bancorp	24,004	428,471
Stock Yards Bancorp, Inc.	4,312	137,596
Stonegate Bank	2,764	89,996
Suffolk Bancorp	2,143	75,755
Sumitomo Mitsui Financial Group, Inc.	210,200	7,353,241
Sumitomo Mitsui Trust Holdings, Inc.	519,000	1,862,289
Sun Bancorp, Inc.	2,079	47,484
SunTrust Banks, Inc.	72,332	3,187,671
Suruga Bank, Ltd.	27,200	648,015
SVB Financial Group (I)	14,445	1,604,262
Svenska Handelsbanken AB, A Shares	242,085	3,119,896
Swedbank AB, A Shares	146,408	3,367,477
Synovus Financial Corp. (I)	34,992	1,157,535
Taishin Financial Holdings Company, Ltd.	992,973	375,082
Taiwan Business Bank (I)	423,686	113,172
Taiwan Cooperative Financial
Holding Company, Ltd.	890,507	390,998
Talmer Bancorp, Inc., Class A	10,696	248,789
TCF Financial Corp.	47,694	698,717
Texas Capital Bancshares, Inc. (I)	8,807	462,544
The Bancorp, Inc. (I)	8,190	50,696
The Bank of Kyoto, Ltd.	49,000	355,070
The Bank of Nova Scotia	190,596	10,146,032
The Chiba Bank, Ltd.	110,000	653,365
The Chugoku Bank, Ltd.	27,200	335,506
The First of Long Island Corp.	3,141	103,025
The Hachijuni Bank, Ltd.	63,800	338,067
The Hiroshima Bank, Ltd.	78,000	325,649

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
The Iyo Bank, Ltd.	38,800	$250,477
The Joyo Bank, Ltd.	96,000	381,912
The PNC Financial Services Group, Inc. (I)	72,033	6,490,173
The Shizuoka Bank, Ltd.	83,000	684,855
The Toronto-Dominion Bank	293,871	13,113,719
TMB Bank PCL	2,549,000	166,259
Tompkins Financial Corp.	2,663	196,876
Towne Bank	11,018	262,118
TriCo Bancshares	4,175	112,892
TriState Capital Holdings, Inc. (I)	4,080	61,057
Triumph Bancorp, Inc. (I)	3,146	60,152
Trustmark Corp.	31,635	897,169
Turkiye Garanti Bankasi AS	262,384	676,758
Turkiye Halk Bankasi AS	71,480	214,529
Turkiye Is Bankasi, Class C	178,724	290,574
Turkiye Vakiflar Bankasi Tao, Class D	92,059	135,368
U.S. Bancorp	234,138	10,337,193
UMB Financial Corp.	8,497	516,618
Umpqua Holdings Corp.	103,274	1,695,759
UniCredit SpA	924,961	2,378,905
Union Bankshares Corp.	7,935	220,831
Unione di Banche Italiane SCPA (L)	164,445	442,609
United Bankshares, Inc. (L)	12,333	485,920
United Community Banks, Inc.	13,526	283,775
United Overseas Bank, Ltd.	80,914	1,066,968
Univest Corp. of Pennsylvania	7,115	166,064
Valley National Bancorp	108,269	1,044,796
Veritex Holdings, Inc. (I)	2,733	46,871
Washington Trust Bancorp, Inc.	2,894	121,982
WashingtonFirst Bankshare, Inc.	2,668	66,353
Webster Financial Corp.	42,553	1,643,822
Wells Fargo & Company	666,547	33,860,588
WesBanco, Inc.	6,337	207,410
WestAmerica Bancorporation (L)	4,461	226,797
Westpac Banking Corp.	629,142	13,906,293
Wintrust Financial Corp.	9,097	505,611
Woori Bank	43,730	415,508
Yadkin Financial Corp.	9,519	248,446
Yamaguchi Financial Group, Inc.	31,000	327,547
Yapi ve Kredi Bankasi AS (I)	106,804	131,348
Your Community Bankshares, Inc.	1,308	51,051
Zions Bancorporation	29,570	904,546
		524,546,442
Capital markets - 2.0%
3i Group PLC	136,868	1,104,656
Aberdeen Asset Management PLC	129,873	547,156
Affiliated Managers Group, Inc. (I)	10,140	1,440,387
Ameriprise Financial, Inc.	31,212	3,154,909
Arlington Asset Investment Corp., Class A (L)	4,579	68,136
Associated Capital Group, Inc., Class A	1,147	37,736
BGC Partners, Inc., Class A	41,859	367,103
BlackRock, Inc.	23,688	8,831,123
Brait SE (I)	25,772	204,343
Brookfield Asset Management, Inc. (L)	140,793	4,750,717
CETIP SA - Mercados Organizados	35,636	482,254
China Cinda Asset Management
Company, Ltd., H Shares	562,100	190,027
China Everbright, Ltd.	64,884	134,276
China Galaxy Securities Company, Ltd.,
H Shares	192,500	179,891
CI Financial Corp.	39,333	769,924
CITIC Securities Company, Ltd., H Shares	137,900	307,203
Cohen & Steers, Inc.	4,020	169,363

The accompanying notes are an integral part of the financial statements.

162

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Coronation Fund Managers, Ltd.	15,702	$74,495
Cowen Group, Inc., Class A (I)(L)	21,164	79,365
Credit Suisse Group AG	326,953	4,262,822
Daiwa Securities Group, Inc.	260,000	1,523,198
Deutsche Bank AG (I)	214,528	3,153,640
Diamond Hill Investment Group, Inc.	600	113,610
E*TRADE Financial Corp. (I)	52,510	1,385,214
Eaton Vance Corp.	31,629	1,266,109
Evercore Partners, Inc., Class A	7,382	378,254
FactSet Research Systems, Inc.	11,398	2,029,186
FBR & Company	1,882	26,593
Federated Investors, Inc., Class B	26,386	852,268
Financial Engines, Inc.	10,314	329,739
Franklin Resources, Inc.	69,449	2,534,889
GAIN Capital Holdings, Inc.	7,906	50,836
GAMCO Investors, Inc., Class A	980	30,057
GF Securities Company, Ltd., H Shares	87,600	190,273
Greenhill & Company, Inc.	5,315	121,926
Haitong Securities Company, Ltd., H Shares	195,600	339,131
Hargreaves Lansdown PLC	36,743	638,153
Hong Kong Exchanges & Clearing, Ltd.	149,915	3,657,577
Houlihan Lokey, Inc.	2,541	62,915
Huatai Securities Company, Ltd., H Shares (S)	94,200	198,708
ICAP PLC	77,926	489,736
IGM Financial, Inc.	15,212	430,353
INTL. FCStone, Inc. (I)	3,132	112,815
Invesco, Ltd.	78,613	2,451,939
Investec PLC	86,933	514,657
Investec, Ltd.	18,625	108,883
Investment Technology Group, Inc.	6,380	98,124
Janus Capital Group, Inc.	67,942	1,010,298
Julius Baer Group, Ltd. (I)	39,365	1,651,294
KCG Holdings, Inc., Class A (I)	9,787	141,422
Korea Investment Holdings Company, Ltd.	5,528	198,237
Ladenburg Thalmann
Financial Services, Inc. (I)	20,664	47,321
Legg Mason, Inc.	19,829	685,885
Macquarie Group, Ltd.	57,767	3,496,956
Manning & Napier, Inc.	3,612	27,740
MarketAxess Holdings, Inc.	10,474	1,765,288
Mirae Asset Daewoo Company, Ltd.	25,671	182,486
Mirae Asset Securities Company, Ltd.	10,510	220,979
Moelis & Company, Class A	3,644	98,206
Moody’s Corp.	31,832	3,459,820
Morgan Stanley	284,510	9,121,391
MSCI, Inc.	24,216	2,182,346
NH Investment & Securities Company, Ltd.	19,928	179,971
Nomura Holdings, Inc.	568,300	2,682,929
Northern Trust Corp.	40,412	2,852,683
OM Asset Management PLC	7,677	103,640
Oppenheimer Holdings, Inc., Class A	2,568	41,268
Partners Group Holding AG	3,054	1,401,130
Piper Jaffray Companies (I)	2,926	129,856
PJT Partners, Inc., Class A (L)	3,469	85,580
Platinum Asset Management, Ltd.	42,221	170,394
Raymond James Financial, Inc.	35,123	2,043,105
S&P Global, Inc.	49,838	6,156,987
Safeguard Scientifics, Inc. (I)	4,795	67,610
Samsung Securities Company, Ltd.	8,132	254,955
SBI Holdings, Inc.	33,364	396,793
Schroders PLC	19,090	698,262
SEI Investments Company	37,942	1,749,126
State Street Corp.	74,567	5,237,586

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Stifel Financial Corp. (I)	30,707	$1,208,320
T. Rowe Price Group, Inc.	46,758	3,251,551
The Bank of New York Mellon Corp.	202,832	8,452,009
The Charles Schwab Corp.	226,522	7,126,382
The Goldman Sachs Group, Inc.	72,756	12,329,232
UBS Group AG	643,042	9,318,775
Virtu Financial, Inc., Class A	4,846	79,038
Virtus Investment Partners, Inc. (L)	1,262	115,094
Waddell & Reed Financial, Inc., Class A	37,860	704,196
Westwood Holdings Group, Inc.	1,507	75,425
WisdomTree Investments, Inc. (L)	53,750	564,375
Yuanta Financial Holdings Company, Ltd.	1,135,187	401,729
		142,412,339
Consumer finance - 0.4%
Acom Company, Ltd. (I)	62,500	299,366
AEON Financial Service Company, Ltd.	16,300	300,190
American Express Company	152,237	9,983,702
Capital One Financial Corp.	96,433	6,904,603
Cash America International, Inc.	4,522	196,843
Credit Saison Company, Ltd.	23,200	399,951
Discover Financial Services	77,663	4,659,780
Encore Capital Group, Inc. (I)(L)	4,644	100,125
Enova International, Inc. (I)	5,767	55,306
EZCORP, Inc., Class A (I)	10,125	104,794
First Cash Financial Services, Inc.	5,256	271,840
Gentera SAB de CV	45,800	89,498
Green Dot Corp., Class A (I)	8,044	186,621
LendingClub Corp. (I)(L)	62,930	340,451
Navient Corp.	62,142	893,602
Nelnet, Inc., Class A	3,850	136,290
PRA Group, Inc. (I)	8,880	283,982
Provident Financial PLC	20,724	818,144
Regional Management Corp. (I)	2,508	54,223
Samsung Card Company, Ltd.	4,848	191,959
SLM Corp. (I)	119,323	884,780
Synchrony Financial	157,037	4,370,340
World Acceptance Corp. (I)(L)	1,231	59,223
		31,585,613
Diversified financial services - 1.4%
African Bank Investments, Ltd. (I)	119,121	2,512
AMP, Ltd.	557,669	2,201,361
ASX, Ltd.	36,484	1,400,676
Ayala Corp.	26,080	489,432
Berkshire Hathaway, Inc., Class B (I)	352,873	53,103,858
BM&FBovespa SA	274,965	1,525,029
CBOE Holdings, Inc.	22,697	1,559,057
Chailease Holding Company, Ltd.	118,288	203,916
Challenger, Ltd.	107,596	741,882
CME Group, Inc.	63,767	6,909,154
Corp. Financiera Colombiana SA	24,925	326,709
Deutsche Boerse AG (L)	26,556	2,121,451
Deutsche Boerse AG, Tender Offer (I)	4,525	386,632
Element Financial Corp.	61,228	637,305
Eurazeo SA	5,853	355,528
EXOR SpA	20,215	831,213
Far East Horizon, Ltd.	135,000	125,849
First Pacific Company, Ltd.	296,000	221,545
FirstRand, Ltd.	250,446	752,400
FNFV Group (I)	12,787	164,824
Fubon Financial Holding Company, Ltd.	772,736	1,090,801
Groupe Bruxelles Lambert SA	14,693	1,290,411
Grupo de Inversiones Suramericana SA	68,500	890,502

The accompanying notes are an integral part of the financial statements.

163

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified financial services (continued)
GT Capital Holdings, Inc.	8,255	$271,509
HACI Omer Sabanci Holding AS	104,300	321,813
Industrivarden AB, C Shares	26,548	483,311
Intercontinental Exchange, Inc.	22,416	6,321,760
Investor AB, B Shares	73,660	2,597,386
Japan Exchange Group, Inc.	81,600	1,277,240
Kinnevik AB, B Shares	38,077	936,150
Leucadia National Corp.	62,761	1,201,873
London Stock Exchange Group PLC	44,129	1,595,512
Metro Pacific Investments Corp.	1,380,500	204,918
Mitsubishi UFJ Lease &
Finance Company, Ltd.	70,400	330,599
Nasdaq, Inc.	21,689	1,544,474
NewStar Financial, Inc. (I)	4,137	46,624
On Deck Capital, Inc. (I)	9,943	62,939
Onex Corp.	13,327	813,908
ORIX Corp.	207,200	2,985,942
Pargesa Holding SA	5,997	413,705
PICO Holdings, Inc. (I)	5,316	58,582
PSG Group, Ltd.	6,474	82,827
Remgro, Ltd.	35,395	606,203
RMB Holdings, Ltd.	49,509	198,218
Singapore Exchange, Ltd.	50,200	278,130
Wendel SA	4,166	474,110
		100,439,780
Insurance - 3.2%
Admiral Group PLC	29,740	801,310
Aegon NV (L)	223,629	917,309
Aflac, Inc.	68,925	5,112,857
Ageas	36,705	1,272,780
AIA Group, Ltd.	1,573,909	9,912,745
Alleghany Corp. (I)	4,305	2,308,341
Allianz SE	71,078	10,566,244
Ambac Financial Group, Inc. (I)	8,608	156,149
American Equity Investment Life
Holding Company	15,472	272,617
American Financial Group, Inc.	19,824	1,489,774
American International Group, Inc.	186,288	11,145,611
AMERISAFE, Inc.	3,557	213,456
Aon PLC	44,112	4,911,871
Argo Group International Holdings, Ltd.	5,235	297,034
Arthur J. Gallagher & Company	29,526	1,458,880
Aspen Insurance Holdings, Ltd.	16,930	778,103
Assicurazioni Generali SpA	212,939	2,712,244
Assurant, Inc.	10,311	923,350
Atlas Financial Holdings, Inc. (I)	2,659	46,612
Aviva PLC	569,810	3,215,729
AXA SA	280,343	5,900,455
Baldwin & Lyons, Inc., Class B	2,278	57,497
Baloise Holding AG	8,794	1,047,701
BB Seguridade Participacoes SA	111,708	1,008,389
Blue Capital Reinsurance Holdings, Ltd.	1,905	33,147
Brown & Brown, Inc.	32,404	1,214,178
Cathay Financial Holdings Company, Ltd.	951,466	1,200,136
China Life Insurance Company, Ltd.	413,384	365,378
China Life Insurance Company, Ltd., H Shares	474,376	1,130,507
China Pacific Insurance Group Company, Ltd.,
H Shares	167,900	588,231
China Taiping Insurance
Holdings Company, Ltd. (I)	107,000	213,921
Chubb, Ltd.	77,329	9,815,370
Cincinnati Financial Corp.	24,612	1,897,831
Citizens, Inc. (I)(L)	8,443	91,860

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
CNO Financial Group, Inc.	83,802	$1,361,783
CNP Assurances	24,823	400,408
Direct Line Insurance Group PLC	193,470	939,608
Discovery, Ltd.	26,004	212,117
Donegal Group, Inc., Class A	2,243	36,090
Dongbu Insurance Company, Ltd.	7,340	443,806
eHealth, Inc. (I)	3,771	42,386
EMC Insurance Group, Inc.	1,773	49,378
Employers Holdings, Inc.	6,051	184,374
Endurance Specialty Holdings, Ltd.	17,280	1,137,888
Enstar Group, Ltd. (I)	2,072	345,174
Everest Re Group, Ltd.	11,805	2,282,851
Fairfax Financial Holdings, Ltd.	3,449	1,952,049
FBL Financial Group, Inc., Class A	2,063	136,406
Federated National Holding Company	2,645	48,324
Fidelity & Guaranty Life (L)	2,345	55,811
First American Financial Corp.	30,552	1,316,486
Genworth Financial, Inc., Class A (I)	235,314	1,113,035
Gjensidige Forsikring ASA	25,323	434,118
Great-West Lifeco, Inc. (L)	47,484	1,134,054
Greenlight Capital Re, Ltd., Class A (I)	5,771	123,788
Hallmark Financial Services, Inc. (I)	3,470	36,678
Hannover Rueck SE	9,383	959,214
Hanwha Life Insurance Company, Ltd.	32,910	166,996
HCI Group, Inc.	1,775	56,427
Heritage Insurance Holdings, Inc.	5,418	74,335
Horace Mann Educators Corp.	7,829	286,150
Hyundai Marine & Fire
Insurance Company, Ltd.	9,173	277,750
Industrial Alliance Insurance and
Financial Services, Inc.	16,041	571,722
Infinity Property & Casualty Corp.	2,028	170,879
Insurance Australia Group, Ltd.	458,443	1,912,866
Intact Financial Corp.	20,841	1,512,617
James River Group Holdings, Ltd.	2,691	98,329
Japan Post Holdings Company, Ltd.	70,400	922,365
Kemper Corp.	21,045	788,135
Legal & General Group PLC	837,293	2,316,043
Liberty Holdings, Ltd.	6,737	51,606
Lincoln National Corp.	39,811	1,912,122
Loews Corp.	44,597	1,866,830
Maiden Holdings, Ltd.	11,317	156,288
Mapfre SA	160,102	434,233
Marsh & McLennan Companies, Inc.	86,761	5,867,646
MBIA, Inc. (I)	25,215	203,233
Medibank Pvt., Ltd.	519,342	1,048,801
Mercury General Corp.	10,168	552,122
MetLife, Inc.	182,939	7,939,553
MMI Holdings, Ltd.	68,442	105,208
MS&AD Insurance Group Holdings, Inc.	79,300	2,269,734
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen	25,947	4,685,536
National General Holdings Corp.	9,279	211,468
National Interstate Corp.	1,420	46,193
National Western Life Group, Inc., Class A	496	96,229
New China Life Insurance Company, Ltd.,
H Shares	46,700	189,205
NN Group NV (L)	38,811	1,158,783
Old Mutual PLC	693,768	1,772,167
Old Republic International Corp.	67,980	1,307,255
OneBeacon Insurance Group, Ltd., Class A	4,583	64,895
People’s Insurance Company Group of
China, Ltd., H Shares	429,000	171,830

The accompanying notes are an integral part of the financial statements.

164

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
PICC Property & Casualty Company, Ltd.,
H Shares	292,780	$481,858
Ping An Insurance Group Company of
China, Ltd., H Shares	332,210	1,712,329
Porto Seguro SA	18,123	154,617
Poste Italiane SpA (S)	95,238	664,132
Power Corp. of Canada	59,124	1,249,746
Power Financial Corp.	39,244	904,042
Powszechny Zaklad Ubezpieczen SA	47,847	339,032
Primerica, Inc. (L)	21,956	1,249,955
Principal Financial Group, Inc.	44,870	2,201,771
Prudential Financial, Inc.	73,598	5,842,209
Prudential PLC	362,055	6,513,000
QBE Insurance Group, Ltd.	258,595	1,924,041
Rand Merchant Investment Holdings, Ltd.	48,297	137,468
Reinsurance Group of America, Inc.	17,020	1,826,586
RenaissanceRe Holdings, Ltd.	12,016	1,438,315
RLI Corp.	7,118	505,236
RSA Insurance Group PLC	143,182	934,267
Safety Insurance Group, Inc.	2,698	179,282
Sampo OYJ, A Shares	46,622	2,005,309
Samsung Fire & Marine
Insurance Company, Ltd.	4,837	1,168,087
Samsung Life Insurance Company, Ltd.	10,292	949,571
Sanlam, Ltd.	103,453	439,944
SCOR SE	23,565	695,289
Selective Insurance Group, Inc.	10,826	431,957
Shin Kong Financial
Holding Company, Ltd. (I)	924,568	202,443
Sompo Japan Nipponkoa Holdings, Inc.	55,200	1,773,148
Sony Financial Holdings, Inc.	27,700	381,423
St James’s Place PLC	73,888	954,279
Standard Life PLC	277,293	1,328,403
State Auto Financial Corp.	2,862	65,712
State National Companies, Inc.	6,342	64,498
Stewart Information Services Corp.	4,327	198,090
Sul America SA	28,279	143,006
Sun Life Financial, Inc. (L)	96,989	3,060,397
Suncorp Group, Ltd.	242,624	2,314,898
Swiss Life Holding AG (I)	5,642	1,414,535
Swiss Re AG	58,659	4,957,072
T&D Holdings, Inc.	90,600	1,036,240
The Allstate Corp.	62,335	4,298,622
The Dai-ichi Life Insurance Company, Ltd.	168,700	2,356,176
The Hanover Insurance Group, Inc.	11,976	936,523
The Hartford Financial Services Group, Inc.	65,490	2,689,674
The Navigators Group, Inc.	2,156	202,578
The Progressive Corp.	97,053	3,160,046
The Travelers Companies, Inc.	48,691	5,780,109
Third Point Reinsurance, Ltd. (I)	12,591	163,935
Tokio Marine Holdings, Inc.	106,700	4,202,882
Torchmark Corp.	18,683	1,208,416
Trupanion, Inc. (I)(L)	3,252	48,878
Tryg A/S	19,521	390,058
UnipolSai SpA	207,734	347,615
United Fire Group, Inc.	4,090	176,729
United Insurance Holdings Corp.	3,555	55,991
Universal Insurance Holdings, Inc. (L)	6,250	154,875
Unum Group	39,625	1,411,046
W.R. Berkley Corp.	27,347	1,623,591
Willis Towers Watson PLC	23,048	2,858,182
WMIH Corp. (I)(L)	40,482	100,800
XL Group, Ltd.	47,396	1,622,365

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Zurich Insurance Group AG (I)	26,446	$6,771,984
		231,492,256
Mortgage real estate investment trusts - 0.1%
AG Mortgage Investment Trust, Inc.	5,717	90,443
Altisource Residential Corp.	10,488	115,053
American Capital Mortgage Investment Corp.	8,246	140,636
Annaly Capital Management, Inc.	17,205	184,266
Anworth Mortgage Asset Corp.	19,249	94,128
Apollo Commercial Real Estate Finance, Inc.	10,145	165,364
Apollo Residential Mortgage, Inc.	6,084	82,986
Ares Commercial Real Estate Corp.	5,779	72,642
ARMOUR Residential REIT, Inc.	6,726	149,586
Capstead Mortgage Corp.	16,097	159,682
Colony Capital, Inc., Class A	21,122	390,123
CYS Investments, Inc.	26,126	230,170
Dynex Capital, Inc.	10,536	77,440
Great Ajax Corp.	3,140	43,049
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	7,039	168,795
Invesco Mortgage Capital, Inc.	21,109	332,256
iStar, Inc. (I)	14,001	151,351
Ladder Capital Corp.	7,267	96,506
New Residential Investment Corp.	41,709	598,524
New York Mortgage Trust, Inc.	21,234	128,253
Orchid Island Capital, Inc.	4,345	45,579
PennyMac Mortgage Investment Trust	12,888	196,413
Redwood Trust, Inc.	14,514	214,807
Resource Capital Corp.	6,096	80,894
United Development Funding IV (L)	5,689	18,205
Western Asset Mortgage Capital Corp.	7,980	84,428
		4,111,579
Thrifts and mortgage finance - 0.1%
Astoria Financial Corp.	16,809	257,178
Bank Mutual Corp.	9,032	70,450
BankFinancial Corp.	4,576	56,468
Beneficial Bancorp, Inc. (I)	13,307	200,670
BofI Holding, Inc. (I)(L)	11,362	244,283
Capitol Federal Financial, Inc.	22,669	325,980
Charter Financial Corp.	3,633	47,774
Clifton Bancorp, Inc.	4,882	72,498
Dime Community Bancshares, Inc.	6,296	111,187
ESSA Bancorp, Inc.	2,971	40,851
Essent Group, Ltd. (I)	14,132	375,629
EverBank Financial Corp.	19,152	367,527
Federal Agricultural Mortgage Corp., Class C	1,715	70,281
First Defiance Financial Corp.	1,826	83,065
Flagstar Bancorp, Inc. (I)	4,058	113,949
Hingham Institution for Savings	268	34,819
Home Bancorp, Inc.	2,015	58,113
HomeStreet, Inc. (I)	4,569	119,068
Kearny Financial Corp.	17,504	239,630
Lake Sunapee Bank Group	2,210	39,603
LendingTree, Inc. (I)	1,208	117,176
Meridian Bancorp, Inc.	9,539	148,999
Meta Financial Group, Inc.	1,588	97,741
MGIC Investment Corp. (I)	65,153	527,088
Nationstar Mortgage Holdings, Inc. (I)(L)	6,629	105,269
New York Community Bancorp, Inc.	135,787	2,051,742
NMI Holdings, Inc., Class A (I)	10,547	83,743
Northfield Bancorp, Inc.	8,307	131,998
Northwest Bancshares, Inc.	17,054	264,678
OceanFirst Financial Corp.	3,999	79,260

The accompanying notes are an integral part of the financial statements.

165

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Ocwen Financial Corp. (I)	21,264	$75,700
Oritani Financial Corp.	7,428	119,368
PennyMac Financial Services, Inc., Class A (I)	3,068	50,775
PHH Corp. (I)	10,210	156,213
Provident Financial Holdings, Inc.	2,042	39,002
Provident Financial Services, Inc.	11,125	239,966
Radian Group, Inc.	40,934	561,205
Southern Missouri Bancorp, Inc. (L)	1,932	47,373
Territorial Bancorp, Inc.	2,167	61,890
TrustCo Bank Corp.	17,643	125,971
United Community Financial Corp.	9,507	61,891
United Financial Bancorp, Inc.	10,029	140,306
Walker & Dunlop, Inc. (I)	5,236	138,754
Washington Federal, Inc.	41,994	1,112,841
Waterstone Financial, Inc.	4,831	81,644
WSFS Financial Corp.	5,548	215,817
		9,765,433
		1,044,353,442
Health care - 11.1%
Biotechnology - 2.0%
3SBio, Inc. (I)(S)	54,900	55,975
AbbVie, Inc.	312,226	20,013,687
Acceleron Pharma, Inc. (I)	5,318	159,593
Achillion Pharmaceuticals, Inc. (I)	22,674	187,287
Acorda Therapeutics, Inc. (I)	8,265	199,021
Actelion, Ltd. (I)	18,060	3,010,083
Adamas Pharmaceuticals, Inc. (I)	3,447	47,120
Aduro Biotech, Inc. (I)(L)	7,127	100,419
Advaxis, Inc. (I)(L)	6,731	77,608
Agenus, Inc. (I)	14,815	91,705
Aimmune Therapeutics, Inc. (I)(L)	5,283	78,030
Akebia Therapeutics, Inc. (I)(L)	7,341	59,682
Alder Biopharmaceuticals, Inc. (I)(L)	9,032	297,785
Alexion Pharmaceuticals, Inc. (I)	43,241	5,442,312
AMAG Pharmaceuticals, Inc. (I)	6,704	159,756
Amgen, Inc.	145,033	24,664,312
Amicus Therapeutics, Inc. (I)	24,907	166,628
Anavex Life Sciences Corp. (I)	6,841	20,933
Applied Genetic Technologies Corp. (I)	2,787	35,618
Aptevo Therapeutics, Inc. (I)	3,091	8,408
Ardelyx, Inc. (I)	4,873	48,584
Arena Pharmaceuticals, Inc. (I)	48,539	75,235
ARIAD Pharmaceuticals, Inc. (I)	33,986	351,415
Array BioPharma, Inc. (I)	28,974	99,381
Arrowhead Pharmaceuticals, Inc. (I)(L)	12,249	84,886
Atara Biotherapeutics, Inc. (I)	4,619	90,255
Athersys, Inc. (I)(L)	16,656	31,813
Avexis, Inc. (I)	978	34,563
Axovant Sciences, Ltd. (I)(L)	4,877	80,032
Bellicum Pharmaceuticals, Inc. (I)(L)	3,401	58,565
BioCryst Pharmaceuticals, Inc. (I)(L)	15,537	63,857
Biogen, Inc. (I)	42,293	12,926,010
BioSpecifics Technologies Corp. (I)	1,208	44,201
BioTime, Inc. (I)(L)	14,813	43,550
Bluebird Bio, Inc. (I)	7,112	350,906
Blueprint Medicines Corp. (I)(L)	4,001	111,548
Celgene Corp. (I)	149,529	15,960,725
Celldex Therapeutics, Inc. (I)(L)	18,761	62,287
Celltrion, Inc. (I)(L)	11,126	1,064,794
Cellular Biomedicine Group, Inc. (I)	2,656	37,104
Cepheid, Inc. (I)	13,915	477,563
Chimerix, Inc. (I)	8,998	43,280

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Clovis Oncology, Inc. (I)	6,339	$157,017
Coherus Biosciences, Inc. (I)	5,786	172,249
Concert Pharmaceuticals, Inc. (I)	3,649	35,468
CSL, Ltd.	87,296	7,083,762
Curis, Inc. (I)	25,049	44,086
Cytokinetics, Inc. (I)(L)	7,117	85,902
CytomX Therapeutics, Inc. (I)	4,349	51,014
CytRx Corp. (I)(L)	14,613	8,208
Durata Therapeutics, Inc. (I)	2,145	0
Dynavax Technologies Corp. (I)	7,576	118,640
Eagle Pharmaceuticals, Inc. (I)(L)	1,797	107,371
Edge Therapeutics, Inc. (I)(L)	3,548	31,542
Editas Medicine, Inc. (I)	1,404	23,615
Emergent BioSolutions, Inc. (I)	6,182	164,750
Enanta Pharmaceuticals, Inc. (I)(L)	3,114	68,477
Epizyme, Inc. (I)	8,019	58,619
Esperion Therapeutics, Inc. (I)(L)	3,065	33,010
Exact Sciences Corp. (I)(L)	18,838	347,938
Exelixis, Inc. (I)	43,620	486,363
FibroGen, Inc. (I)	10,190	176,389
Five Prime Therapeutics, Inc. (I)	5,168	227,289
Flexion Therapeutics, Inc. (I)	3,812	63,584
Foundation Medicine, Inc. (I)(L)	2,741	56,245
Galena Biopharma, Inc. (I)(L)	36,453	14,738
Genmab A/S (I)	9,325	1,489,537
Genomic Health, Inc. (I)	3,660	96,880
Geron Corp. (I)(L)	29,874	80,361
Gilead Sciences, Inc.	257,138	20,154,476
Global Blood Therapeutics, Inc. (I)	2,851	48,438
Grifols SA	42,973	910,486
Halozyme Therapeutics, Inc. (I)(L)	21,204	207,799
Heron Therapeutics, Inc. (I)(L)	6,203	115,376
Ignyta, Inc. (I)	6,492	35,771
ImmunoGen, Inc. (I)(L)	17,391	48,869
Immunomedics, Inc. (I)(L)	17,885	49,541
Inovio Pharmaceuticals, Inc. (I)(L)	12,805	117,422
Insmed, Inc. (I)	12,305	159,350
Insys Therapeutics, Inc. (I)(L)	4,828	68,896
Intellia Therapeutics, Inc. (I)(L)	1,412	27,463
Invitae Corp. (I)(L)	4,884	38,339
Ironwood Pharmaceuticals, Inc. (I)	25,043	334,074
Karyopharm Therapeutics, Inc. (I)	5,005	49,800
Keryx Biopharmaceuticals, Inc. (I)(L)	15,582	63,886
Kite Pharma, Inc. (I)(L)	7,508	432,611
La Jolla Pharmaceutical Company (I)(L)	2,843	46,483
Lexicon Pharmaceuticals, Inc. (I)(L)	8,328	115,593
Ligand Pharmaceuticals, Inc. (I)(L)	3,622	374,189
Lion Biotechnologies, Inc. (I)	9,433	75,087
Loxo Oncology, Inc. (I)	2,647	72,898
MacroGenics, Inc. (I)	6,209	185,090
MannKind Corp. (I)(L)	64,119	51,359
MediciNova, Inc. (I)(L)	6,284	37,013
Merrimack Pharmaceuticals, Inc. (I)(L)	23,611	109,083
MiMedx Group, Inc. (I)(L)	19,805	143,388
Minerva Neurosciences, Inc. (I)	3,350	40,937
Momenta Pharmaceuticals, Inc. (I)	12,679	152,402
Myriad Genetics, Inc. (I)	12,870	262,033
Natera, Inc. (I)(L)	5,192	51,660
NewLink Genetics Corp. (I)	4,463	45,433
Novavax, Inc. (I)(L)	51,948	355,324
OBI Pharma, Inc. (I)	14,000	175,190
OncoMed Pharmaceuticals, Inc. (I)	3,709	37,053
Ophthotech Corp. (I)	5,853	309,097

The accompanying notes are an integral part of the financial statements.

166

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Organovo Holdings, Inc. (I)(L)	18,165	$70,117
Otonomy, Inc. (I)	4,903	80,654
OvaScience, Inc. (I)	6,752	41,120
PDL BioPharma, Inc.	32,034	93,219
Pfenex, Inc. (I)	3,982	28,790
PharmAthene, Inc. (I)(L)	14,415	37,479
Portola Pharmaceuticals, Inc. (I)	9,516	193,746
Progenics Pharmaceuticals, Inc. (I)	14,219	89,295
Prothena Corp. PLC (I)(L)	6,655	332,617
PTC Therapeutics, Inc. (I)(L)	7,132	58,554
Puma Biotechnology, Inc. (I)	4,764	281,791
Radius Health, Inc. (I)	6,074	333,098
Raptor Pharmaceutical Corp. (I)	17,087	127,298
Regeneron Pharmaceuticals, Inc. (I)	15,059	5,911,410
REGENXBIO, Inc. (I)(L)	4,302	50,376
Regulus Therapeutics, Inc. (I)(L)	8,226	26,076
Repligen Corp. (I)	6,537	202,582
Retrophin, Inc. (I)	7,057	113,053
Rigel Pharmaceuticals, Inc. (I)	20,640	69,557
Sage Therapeutics, Inc. (I)	5,155	191,611
Sangamo BioSciences, Inc. (I)	14,055	60,296
Sarepta Therapeutics, Inc. (I)(L)	8,177	213,174
Seres Therapeutics, Inc. (I)(L)	3,548	37,148
Sorrento Therapeutics, Inc. (I)(L)	6,172	41,106
Spark Therapeutics, Inc. (I)(L)	3,325	188,129
Spectrum Pharmaceuticals, Inc. (I)	13,273	70,480
Synergy Pharmaceuticals, Inc. (I)(L)	35,259	166,775
Synthetic Biologics, Inc. (I)(L)	16,483	27,032
T2 Biosystems, Inc. (I)(L)	3,490	23,174
TaiMed Biologics, Inc. (I)	18,000	111,343
TESARO, Inc. (I)(L)	4,758	402,955
TG Therapeutics, Inc. (I)(L)	7,799	49,524
Trevena, Inc. (I)	9,061	61,434
Trius Therapeutics, Inc. (I)(L)	6,739	741
Ultragenyx Pharmaceutical, Inc. (I)	6,895	454,518
United Therapeutics Corp. (I)	12,442	1,521,408
Vanda Pharmaceuticals, Inc. (I)	7,325	112,659
Versartis, Inc. (I)(L)	5,719	70,916
Vertex Pharmaceuticals, Inc. (I)	47,741	4,512,002
Vitae Pharmaceuticals, Inc. (I)	5,327	36,810
Vital Therapies, Inc. (I)	5,188	29,727
Voyager Therapeutics, Inc. (I)	2,561	31,167
XBiotech, Inc. (I)(L)	3,512	45,586
Xencor, Inc. (I)	6,389	135,000
ZIOPHARM Oncology, Inc. (I)(L)	23,588	119,591
		140,656,617
Health care equipment and supplies - 1.9%
Abaxis, Inc.	4,140	207,580
Abbott Laboratories	249,930	10,502,059
ABIOMED, Inc. (I)	10,962	1,292,858
Accuray, Inc. (I)	16,185	86,266
Align Technology, Inc. (I)	20,345	1,890,051
Analogic Corp.	2,328	207,192
AngioDynamics, Inc. (I)	5,567	92,078
Anika Therapeutics, Inc. (I)	2,718	128,398
AtriCure, Inc. (I)	6,296	96,895
Atrion Corp.	255	115,237
Avinger, Inc. (I)	2,446	9,980
Axogen, Inc. (I)	5,816	52,402
Baxter International, Inc.	93,965	4,390,984
Becton, Dickinson and Company	36,098	6,396,927
Boston Scientific Corp. (I)	230,836	5,498,514
C.R. Bard, Inc.	12,481	2,756,304

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Cantel Medical Corp.	6,804	$514,450
Cardiovascular Systems, Inc. (I)	6,204	151,812
Cerus Corp. (I)(L)	19,928	126,144
Cochlear, Ltd.	10,787	1,140,991
Coloplast A/S	19,926	1,515,215
ConforMIS, Inc. (I)(L)	7,388	59,252
CONMED Corp.	5,312	216,730
CryoLife, Inc.	6,428	102,527
CYBERDYNE, Inc. (I)(L)	15,000	236,522
Cynosure, Inc., Class A (I)	4,508	234,822
Danaher Corp.	101,936	8,298,610
DENTSPLY SIRONA, Inc.	39,875	2,450,718
Edwards Lifesciences Corp. (I)	36,016	4,147,603
Endologix, Inc. (I)(L)	15,546	189,039
Entellus Medical, Inc. (I)	1,733	32,736
Essilor International SA	29,701	3,783,304
Exactech, Inc. (I)	2,204	61,249
GenMark Diagnostics, Inc. (I)	8,197	69,838
Getinge AB, B Shares	32,372	631,281
Glaukos Corp. (I)	3,254	97,099
Globus Medical, Inc., Class A (I)	13,275	308,378
Haemonetics Corp. (I)	9,758	362,607
Halyard Health, Inc. (I)	21,992	801,608
Hartalega Holdings BHD	46,200	49,876
Hill-Rom Holdings, Inc.	15,860	940,657
Hologic, Inc. (I)	41,025	1,576,181
Hoya Corp.	63,300	2,455,139
ICU Medical, Inc. (I)	2,784	347,360
IDEXX Laboratories, Inc. (I)	24,963	2,812,831
Inogen, Inc. (I)	3,108	180,326
Insulet Corp. (I)	11,059	468,127
Integer Holdings Corp. (I)	5,860	141,812
Integra LifeSciences Holdings Corp. (I)	5,685	491,298
Intuitive Surgical, Inc. (I)	6,478	4,446,629
Invacare Corp.	6,418	76,182
InVivo Therapeutics Holdings Corp. (I)(L)	6,895	48,541
K2M Group Holdings, Inc. (I)	5,149	81,972
LeMaitre Vascular, Inc.	2,983	54,828
LivaNova PLC (I)	11,903	714,418
Masimo Corp. (I)	7,762	459,045
Medtronic PLC	239,185	20,816,271
Meridian Bioscience, Inc.	7,999	155,581
Merit Medical Systems, Inc. (I)	8,214	199,107
Natus Medical, Inc. (I)	6,272	244,044
Neogen Corp. (I)	7,065	417,259
Nevro Corp. (I)	4,538	428,523
Novocure, Ltd. (I)(L)	9,860	75,725
NuVasive, Inc. (I)	9,405	615,745
NxStage Medical, Inc. (I)	12,252	280,081
Olympus Corp.	45,600	1,494,158
OraSure Technologies, Inc. (I)	11,180	95,813
Orthofix International NV (I)	3,317	149,630
Oxford Immunotec Global PLC (I)(L)	3,907	40,477
Penumbra, Inc. (I)	4,857	342,710
Quidel Corp. (I)	5,351	116,491
ResMed, Inc.	39,149	2,610,847
Rockwell Medical, Inc. (I)(L)	9,528	69,173
RTI Surgical, Inc. (I)	13,031	41,830
Shandong Weigao Group Medical Polymer
Company, Ltd., H Shares	100,000	64,585
Smith & Nephew PLC	126,026	2,036,331
Sonova Holding AG	9,374	1,298,066
St. Jude Medical, Inc.	48,356	3,767,900

The accompanying notes are an integral part of the financial statements.

167

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
STAAR Surgical Company (I)	8,680	$76,210
STERIS PLC	23,979	1,694,836
Stryker Corp.	53,450	6,182,027
Surmodics, Inc. (I)	2,812	80,058
Sysmex Corp.	24,400	1,574,711
Tandem Diabetes Care, Inc. (I)	4,225	30,124
Teleflex, Inc.	12,155	2,225,459
Terumo Corp.	53,500	2,084,040
The Cooper Companies, Inc.	13,038	2,424,025
The Spectranetics Corp. (I)	8,264	203,377
Utah Medical Products, Inc.	811	51,101
Varian Medical Systems, Inc. (I)	16,043	1,542,214
Vascular Solutions, Inc. (I)	3,226	155,396
West Pharmaceutical Services, Inc.	20,375	1,667,286
William Demant Holding A/S (I)	20,123	421,067
Wright Medical Group NV (I)	19,674	487,128
Zeltiq Aesthetics, Inc. (I)(L)	6,748	257,234
Zimmer Biomet Holdings, Inc.	33,897	4,393,390
		135,511,512
Health care providers and services - 1.6%
AAC Holdings, Inc. (I)(L)	2,032	39,746
Aceto Corp.	5,629	113,650
Addus HomeCare Corp. (I)	1,707	40,934
Adeptus Health, Inc., Class A (I)(L)	2,354	100,186
Aetna, Inc.	59,642	6,985,271
Air Methods Corp. (I)	6,813	239,681
Alfresa Holdings Corp.	29,400	549,196
Almost Family, Inc. (I)	1,638	60,328
Amedisys, Inc. (I)	5,339	256,966
American Renal Associates Holdings, Inc. (I)	1,736	36,855
AmerisourceBergen Corp.	31,222	2,715,377
AMN Healthcare Services, Inc. (I)	8,980	325,345
Amsurg Corp. (I)	15,074	978,604
Anthem, Inc.	44,721	5,593,703
Bangkok Dusit Medical Services PCL	837,412	568,265
BioScrip, Inc. (I)(L)	14,204	36,646
BioTelemetry, Inc. (I)	5,330	98,445
Bumrungrad Hospital PCL	62,700	307,745
Capital Senior Living Corp. (I)	5,597	96,212
Cardinal Health, Inc.	55,444	4,417,223
Centene Corp. (I)	28,948	1,976,859
Chemed Corp.	3,023	407,893
Cigna Corp.	43,660	5,599,832
Civitas Solutions, Inc. (I)	2,916	53,013
Community Health Systems, Inc. (I)	52,405	559,685
CorVel Corp. (I)	1,905	73,228
Cross Country Healthcare, Inc. (I)	6,424	78,180
DaVita HealthCare Partners, Inc. (I)	27,614	1,784,693
Diplomat Pharmacy, Inc. (I)(L)	8,723	272,943
Express Scripts Holding Company (I)	107,632	7,824,846
Fresenius Medical Care AG &
Company KGaA	34,069	3,011,543
Fresenius SE & Company KGaA	63,674	4,641,765
HCA Holdings, Inc. (I)	51,269	3,873,373
HealthEquity, Inc. (I)	8,301	270,281
Healthscope, Ltd.	327,146	751,281
HealthSouth Corp.	16,647	677,699
Healthways, Inc. (I)	6,386	159,714
Henry Schein, Inc. (I)	13,962	2,286,836
Humana, Inc.	25,365	4,532,979
IHH Healthcare BHD	244,709	394,042
Kindred Healthcare, Inc.	16,235	179,234
Laboratory Corp. of America Holdings (I)	17,425	2,386,005

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Landauer, Inc.	1,932	$91,809
LHC Group, Inc. (I)	2,862	101,773
Life Healthcare Group Holdings, Ltd.	70,444	184,411
LifePoint Health, Inc. (I)	12,104	685,086
Magellan Health, Inc. (I)	4,709	268,978
McKesson Corp.	38,286	7,068,361
Mediclinic International PLC	23,562	317,681
Mediclinic International PLC (London
Stock Exchange)	28,292	379,712
Medipal Holdings Corp.	26,800	424,457
MEDNAX, Inc. (I)	25,936	1,705,811
Miraca Holdings, Inc.	8,900	421,829
Molina Healthcare, Inc. (I)	19,727	1,061,510
National HealthCare Corp.	2,102	136,588
Netcare, Ltd.	70,294	157,072
Odontoprev SA	40,597	160,291
Owens & Minor, Inc.	29,195	1,003,432
Patterson Companies, Inc.	14,399	662,354
PharMerica Corp. (I)	5,633	142,290
Qualicorp SA	35,084	246,409
Quest Diagnostics, Inc.	23,995	1,987,266
Quorum Health Corp. (I)	6,100	37,515
RadNet, Inc. (I)	8,089	54,682
Ramsay Health Care, Ltd.	26,682	1,661,367
Ryman Healthcare, Ltd.	39,126	272,445
Select Medical Holdings Corp. (I)	20,399	242,340
Shanghai Pharmaceuticals Holding
Company, Ltd., H Shares	47,300	129,631
Sinopharm Group Company, Ltd., H Shares	76,000	388,409
Sonic Healthcare, Ltd.	74,043	1,278,160
Surgery Partners, Inc. (I)	3,673	70,742
Surgical Care Affiliates, Inc. (I)	5,100	210,375
Suzuken Company, Ltd.	12,600	365,848
Team Health Holdings, Inc. (I)	12,889	429,204
Teladoc, Inc. (I)(L)	4,230	75,421
Tenet Healthcare Corp. (I)	27,709	662,245
The Ensign Group, Inc.	9,078	170,576
The Providence Service Corp. (I)	2,507	118,155
Triple-S Management Corp., Class B (I)	4,472	97,892
UnitedHealth Group, Inc.	161,760	22,007,448
Universal American Corp.	11,566	82,813
Universal Health Services, Inc., Class B	15,217	1,834,105
US Physical Therapy, Inc.	2,292	144,511
VCA, Inc. (I)	22,535	1,595,703
WellCare Health Plans, Inc. (I)	12,339	1,390,605
		115,883,614
Health care technology - 0.1%
Allscripts Healthcare Solutions, Inc. (I)	52,165	673,450
Castlight Health, Inc., B Shares (I)	8,837	36,939
Cerner Corp. (I)	51,184	3,303,415
Computer Programs & Systems, Inc. (L)	2,080	53,706
Cotiviti Holdings, Inc. (I)	2,473	82,203
Evolent Health, Inc., Class A (I)	3,051	75,878
HealthStream, Inc. (I)	5,078	135,024
HMS Holdings Corp. (I)	16,177	352,820
Imprivata, Inc. (I)	3,469	66,639
M3, Inc.	30,400	910,336
Medidata Solutions, Inc. (I)	10,474	566,643
Omnicell, Inc. (I)	6,729	252,876
Press Ganey Holdings, Inc. (I)	4,269	171,998
Quality Systems, Inc.	9,741	114,652

The accompanying notes are an integral part of the financial statements.

168

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care technology (continued)
Vocera Communications, Inc. (I)	5,109	$83,277
		6,879,856
Life sciences tools and services - 0.4%
Accelerate Diagnostics, Inc. (I)(L)	4,487	98,176
Agilent Technologies, Inc.	44,592	2,094,932
Albany Molecular Research, Inc. (I)(L)	5,240	77,657
Bio-Rad Laboratories, Inc., Class A (I)	5,820	866,074
Bio-Techne Corp.	10,376	1,093,112
Cambrex Corp. (I)	6,094	261,006
Charles River
Laboratories International, Inc. (I)	13,154	1,094,544
Enzo Biochem, Inc. (I)	8,493	47,221
Fluidigm Corp. (I)	6,322	57,593
Illumina, Inc. (I)	20,003	3,367,305
INC Research Holdings, Inc., Class A (I)	7,862	343,019
Lonza Group AG (I)	9,307	1,765,844
Luminex Corp. (I)	7,626	160,680
Mettler-Toledo International, Inc. (I)	7,461	3,007,305
NanoString Technologies, Inc. (I)	3,281	53,021
NeoGenomics, Inc. (I)	10,498	84,404
Pacific Biosciences of California, Inc. (I)(L)	14,837	123,592
PAREXEL International Corp. (I)	24,675	1,678,640
PerkinElmer, Inc.	14,629	778,994
PRA Health Sciences, Inc. (I)	4,574	231,216
QIAGEN NV (I)	34,398	909,333
Thermo Fisher Scientific, Inc.	53,483	8,139,578
Waters Corp. (I)	11,006	1,731,354
		28,064,600
Pharmaceuticals - 5.1%
Aclaris Therapeutics, Inc. (I)	2,063	41,590
Aerie Pharmaceuticals, Inc. (I)(L)	4,785	92,638
Akorn, Inc. (I)	23,309	627,478
Allergan PLC (I)	66,624	15,625,993
Amphastar Pharmaceuticals, Inc. (I)	7,073	134,387
Ampio Pharmaceuticals, Inc. (I)	10,027	8,289
ANI Pharmaceuticals, Inc. (I)	1,576	94,150
Aratana Therapeutics, Inc. (I)(L)	7,159	63,500
Aspen Pharmacare Holdings, Ltd. (I)	25,164	603,321
Astellas Pharma, Inc.	330,200	5,039,980
AstraZeneca PLC	177,903	11,483,807
Bayer AG	128,614	13,729,671
Bio-Path Holdings, Inc. (I)	17,652	27,008
Bristol-Myers Squibb Company	281,179	16,136,863
Catalent, Inc. (I)	48,943	1,234,832
Cempra, Inc. (I)(L)	8,180	179,469
Chelsea Therapeutics International, Ltd. (I)	9,811	785
China Medical System Holdings, Ltd.	83,000	138,759
Chugai Pharmaceutical Company, Ltd.	35,000	1,099,864
Collegium Pharmaceutical, Inc. (I)(L)	2,902	24,174
Corcept Therapeutics, Inc. (I)(L)	14,934	79,598
CSPC Pharmaceutical Group, Ltd.	264,000	256,038
Daiichi Sankyo Company, Ltd.	94,300	2,166,494
Depomed, Inc. (I)	11,780	239,016
Dermira, Inc. (I)	4,109	127,543
Dr. Reddy’s Laboratories, Ltd., ADR (L)	7,640	347,696
Durect Corp. (I)	29,166	48,707
Dyax Corp. (I)	25,454	62,362
Eisai Company, Ltd.	39,400	2,298,705
Eli Lilly & Company	163,613	12,720,911
Endo International PLC (I)	34,521	714,585
Forest Laboratories, Inc. (I)	891	0
Galenica AG	686	796,388

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
GlaxoSmithKline PLC	685,349	$14,752,295
Hanmi Pharm Company, Ltd.	769	408,506
Hanmi Science Company, Ltd.	1,638	196,497
Heska Corp. (I)	1,400	76,398
Hikma Pharmaceuticals PLC	20,216	568,336
Hisamitsu Pharmaceutical Company, Inc.	9,700	434,427
Horizon Pharma PLC (I)	30,779	578,645
Impax Laboratories, Inc. (I)	14,119	341,539
Innoviva, Inc. (L)	15,683	173,924
Intersect ENT, Inc. (I)	5,210	82,110
Intra-Cellular Therapies, Inc. (I)	6,604	266,405
Johnson & Johnson	463,292	55,289,267
Kalbe Farma Tbk PT	2,402,210	324,543
Kyowa Hakko Kirin Company, Ltd.	40,537	575,397
Lannett Company, Inc. (I)(L)	5,388	182,438
Luye Pharma Group, Ltd. (I)	73,300	46,517
Mallinckrodt PLC (I)	18,429	1,373,698
Merck & Company, Inc.	466,244	29,275,461
Merck KGaA	20,105	2,113,013
Mitsubishi Tanabe Pharma Corp.	35,100	651,575
Mylan NV (I)	75,911	3,215,590
MyoKardia, Inc. (I)	2,453	53,672
Nektar Therapeutics (I)	24,908	444,608
Novartis AG	400,042	31,508,504
Novo Nordisk A/S, Class B	305,271	14,286,916
Omeros Corp. (I)(L)	7,455	80,067
Ono Pharmaceutical Company, Ltd.	64,500	1,681,195
Orion OYJ, Class B	10,672	403,923
Otsuka Holdings Company, Ltd.	61,100	2,649,515
Pacira Pharmaceuticals, Inc. (I)	7,014	277,965
Paratek Pharmaceuticals, Inc. (I)	3,150	42,431
Perrigo Company PLC	24,123	2,194,952
Pfizer, Inc.	1,021,511	35,548,583
Phibro Animal Health Corp., Class A	3,816	92,614
Prestige Brands Holdings, Inc. (I)	24,856	1,196,319
Relypsa, Inc. (I)	7,369	235,734
Revance Therapeutics, Inc. (I)(L)	4,165	58,518
Richter Gedeon Nyrt	25,988	533,127
Roche Holding AG	123,517	30,150,511
Sanofi	169,710	13,095,912
Santen Pharmaceutical Company, Ltd.	58,300	733,918
SciClone Pharmaceuticals, Inc. (I)	9,701	97,689
Shanghai Fosun Pharmaceutical Group
Company, Ltd., H Shares	22,100	63,953
Shionogi & Company, Ltd.	46,700	2,085,517
Shire PLC	126,247	7,884,317
Sino Biopharmaceutical, Ltd.	283,000	181,259
Sucampo Pharmaceuticals, Inc., Class A (I)	4,747	52,027
Sumitomo Dainippon Pharma Company, Ltd.	24,900	417,030
Supernus Pharmaceuticals, Inc. (I)	9,074	194,002
Taisho Pharmaceutical
Holdings Company, Ltd.	5,600	513,700
Takeda Pharmaceutical Company, Ltd.	111,300	4,907,396
Taro Pharmaceutical Industries, Ltd. (I)(L)	2,200	278,520
Teligent, Inc. (I)(L)	8,821	65,452
Tetraphase Pharmaceuticals, Inc. (I)	8,125	30,875
Teva Pharmaceutical Industries, Ltd.	133,774	6,776,191
The Medicines Company (I)	12,925	506,272
TherapeuticsMD, Inc. (I)(L)	28,916	198,942
Theravance Biopharma, Inc. (I)(L)	7,034	199,484
UCB SA	23,037	1,893,611
Valeant Pharmaceuticals International, Inc. (I)	51,355	1,491,621
WaVe Life Sciences, Ltd. (I)	1,721	42,922

The accompanying notes are an integral part of the financial statements.

169

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Yuhan Corp.	1,185	$305,934
Zoetis, Inc.	76,869	3,928,006
Zogenix, Inc. (I)	5,497	47,934
		364,602,820
		791,599,019
Industrials - 11.3%
Aerospace and defense - 1.8%
AAR Corp.	6,310	155,289
Aerojet Rocketdyne Holdings, Inc. (I)	11,357	204,085
Aerovironment, Inc. (I)	3,949	97,698
Airbus Group NV	85,070	4,983,344
American Science & Engineering, Inc.	1,519	55,899
Astronics Corp. (I)	3,737	167,455
AviChina Industry & Technology
Company, Ltd., H Shares	150,000	109,940
B/E Aerospace, Inc.	28,496	1,440,473
BAE Systems PLC	445,576	3,148,663
Bombardier, Inc., Class B (I)	306,079	501,807
CAE, Inc.	42,783	610,067
Cobham PLC	240,236	509,933
Cubic Corp.	4,746	222,208
Curtiss-Wright Corp.	20,747	1,865,155
DigitalGlobe, Inc. (I)	12,068	326,922
Ducommun, Inc. (I)	2,299	54,578
Embraer SA	106,308	471,756
Engility Holdings, Inc. (I)	3,591	107,730
Esterline Technologies Corp. (I)	13,787	1,060,910
General Dynamics Corp.	69,833	10,629,979
Huntington Ingalls Industries, Inc.	13,111	2,165,544
KLX, Inc. (I)	24,777	925,173
Korea Aerospace Industries, Ltd.	8,592	651,459
Kratos Defense & Security Solutions, Inc. (I)	10,009	69,863
L-3 Communications Holdings, Inc.	18,713	2,784,869
Leonardo-Finmeccanica SpA (I)	73,785	842,589
Lockheed Martin Corp.	63,643	15,463,340
Meggitt PLC	109,059	670,731
Mercury Systems, Inc. (I)	7,396	167,741
Moog, Inc., Class A (I)	6,070	358,069
National Presto Industries, Inc.	917	80,017
Northrop Grumman Corp.	43,870	9,303,511
Orbital ATK, Inc.	16,327	1,231,546
Raytheon Company	72,171	10,113,322
Rockwell Collins, Inc.	31,629	2,647,031
Rolls-Royce Holdings PLC (I)	258,745	2,616,120
Safran SA	45,171	3,166,993
Singapore Technologies Engineering, Ltd.	97,500	230,805
Sparton Corp. (I)	1,955	44,789
TASER International, Inc. (I)	10,027	271,531
Teledyne Technologies, Inc. (I)	16,028	1,717,240
Textron, Inc.	65,321	2,668,363
Thales SA	15,227	1,320,768
The Boeing Company	145,536	18,839,635
The KEYW Holding Corp. (I)(L)	7,241	72,193
TransDigm Group, Inc. (I)	12,886	3,674,958
Triumph Group, Inc.	23,199	739,120
United Technologies Corp.	189,150	20,131,235
Vectrus, Inc. (I)	2,248	75,848
Zodiac Aerospace	29,261	666,992
		130,435,286
Air freight and logistics - 0.4%
Air Transport Services Group, Inc. (I)	10,135	146,755

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Air freight and logistics (continued)
Atlas Air Worldwide Holdings, Inc. (I)	4,725	$175,487
Bollore SA (I)	125,269	453,457
C.H. Robinson Worldwide, Inc.	20,319	1,410,545
Deutsche Post AG	150,899	4,767,385
Echo Global Logistics, Inc. (I)	5,521	142,442
Expeditors International of Washington, Inc.	25,907	1,312,190
FedEx Corp.	35,544	5,862,272
Forward Air Corp.	5,767	265,743
Hub Group, Inc., Class A (I)	6,425	261,819
Hyundai Glovis Company, Ltd.	2,766	454,038
Park-Ohio Holdings Corp.	1,758	64,835
Radiant Logistics, Inc. (I)	9,440	27,565
Royal Mail PLC	126,586	854,217
Sinotrans, Ltd., H Shares	150,000	74,039
United Parcel Service, Inc., Class B	98,292	10,735,452
XPO Logistics, Inc. (I)(L)	18,704	669,603
Yamato Transport Company, Ltd.	56,500	1,334,037
		29,011,881
Airlines - 0.3%
Air China, Ltd., H Shares	103,466	76,392
AirAsia BHD	92,646	68,423
Alaska Air Group, Inc.	17,556	1,185,557
Allegiant Travel Company	2,491	344,356
American Airlines Group, Inc.	75,463	2,739,307
ANA Holdings, Inc.	183,000	497,987
Cathay Pacific Airways, Ltd.	153,000	219,874
China Airlines, Ltd.	273,000	79,187
China Southern Airlines Company, Ltd.,
H Shares	102,400	60,630
Delta Air Lines, Inc.	109,830	4,036,253
Deutsche Lufthansa AG	36,346	422,801
easyJet PLC	22,482	326,326
Eva Airways Corp.	252,450	116,828
Hawaiian Holdings, Inc. (I)	9,983	469,001
International Consolidated Airlines Group SA	117,004	589,196
Japan Airlines Company, Ltd.	18,800	573,816
JetBlue Airways Corp. (I)	89,824	1,432,693
Korean Air Lines Company, Ltd. (I)	5,098	143,988
Latam Airlines Group SA (I)	39,763	313,005
Qantas Airways, Ltd. (I)	102,571	249,559
Ryanair Holdings PLC, ADR	3,339	242,445
Singapore Airlines, Ltd.	34,340	264,508
SkyWest, Inc.	9,613	271,375
Southwest Airlines Company	90,896	3,352,244
Turk Hava Yollari (I)	57,020	99,420
United Continental Holdings, Inc. (I)	47,787	2,408,943
Virgin America, Inc. (I)	3,669	204,327
		20,788,441
Building products - 0.4%
AAON, Inc.	7,900	223,570
Advanced Drainage Systems, Inc. (L)	6,704	155,064
Allegion PLC	23,249	1,655,794
American Woodmark Corp. (I)	2,638	229,506
AO Smith Corp.	20,753	2,002,249
Apogee Enterprises, Inc.	5,504	266,394
Armstrong Flooring, Inc. (I)	4,651	95,904
Asahi Glass Company, Ltd.	158,000	1,006,032
Assa Abloy AB	162,064	3,277,995
Builders FirstSource, Inc. (I)	16,203	222,629
Caesarstone, Ltd. (I)	4,580	180,086
Cie de Saint-Gobain	68,856	3,022,524
Continental Building Products, Inc. (I)	6,711	149,051

The accompanying notes are an integral part of the financial statements.

170

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Building products (continued)
CSW Industrials, Inc. (I)	2,820	$91,030
Daikin Industries, Ltd.	36,700	3,405,015
Fortune Brands Home & Security, Inc.	37,291	2,370,216
Geberit AG	6,647	2,902,045
Gibraltar Industries, Inc. (I)	6,040	230,486
Griffon Corp.	5,757	98,560
Insteel Industries, Inc.	3,442	114,619
KCC Corp.	874	322,697
Lennox International, Inc.	10,821	1,742,938
LIXIL Group Corp.	41,600	839,876
Masco Corp.	80,837	2,868,097
Masonite International Corp. (I)	5,650	377,025
NCI Building Systems, Inc. (I)	5,388	81,574
Nortek, Inc. (I)(L)	1,967	169,162
Patrick Industries, Inc. (I)	2,781	178,067
PGT, Inc. (I)	9,637	114,777
Ply Gem Holdings, Inc. (I)	4,372	61,077
Quanex Building Products Corp.	6,573	127,056
Simpson Manufacturing Company, Inc.	7,903	346,784
TOTO, Ltd.	22,100	840,706
Trex Company, Inc. (I)	5,550	343,767
Universal Forest Products, Inc.	3,758	410,186
		30,522,558
Commercial services and supplies - 0.6%
ABM Industries, Inc.	10,532	404,745
ACCO Brands Corp. (I)	20,045	200,450
Aggreko PLC	36,059	482,612
ARC Document Solutions, Inc. (I)	9,402	31,779
Babcock International Group PLC	35,467	487,433
Brady Corp., Class A	8,726	292,234
Brambles, Ltd.	297,764	2,752,309
Casella Waste Systems, Inc., Class A (I)	8,797	79,965
CECO Environmental Corp.	6,397	70,303
China Everbright International, Ltd.	157,000	200,179
Cintas Corp.	13,261	1,558,300
Clean Harbors, Inc. (I)	14,603	698,023
Copart, Inc. (I)	27,753	1,415,958
Dai Nippon Printing Company, Ltd.	85,000	865,374
Deluxe Corp.	22,793	1,553,799
Edenred	29,951	653,931
Ennis, Inc.	5,021	83,248
Essendant, Inc.	7,158	138,650
G&K Services, Inc., Class A	3,745	364,501
G4S PLC	218,387	661,570
Healthcare Services Group, Inc.	13,390	540,554
Heritage-Crystal Clean, Inc. (I)	3,042	42,010
Herman Miller, Inc.	28,024	1,010,826
HNI Corp.	20,992	1,172,193
InnerWorkings, Inc. (I)	8,372	74,260
Interface, Inc.	12,370	218,702
ISS A/S	27,466	1,112,265
KEPCO Plant Service &
Engineering Company, Ltd.	3,141	181,049
Kimball International, Inc., Class B	6,611	82,307
Knoll, Inc.	9,085	240,389
Matthews International Corp., Class A	6,065	373,058
McGrath RentCorp	4,495	143,705
Mobile Mini, Inc.	8,502	254,210
MSA Safety, Inc.	14,767	860,178
Multi-Color Corp.	2,611	174,493
Park24 Company, Ltd.	16,000	468,314
Pitney Bowes, Inc.	28,784	539,988
Quad/Graphics, Inc.	5,671	153,627

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
R.R. Donnelley & Sons Company	58,385	$998,384
Republic Services, Inc.	36,255	1,831,603
Rollins, Inc.	26,220	747,270
S-1 Corp.	2,830	261,083
Secom Company, Ltd.	32,800	2,490,497
Securitas AB, B Shares	50,663	880,047
Societe BIC SA	4,149	606,271
Sohgo Security Services Company, Ltd.	11,200	560,200
SP Plus Corp. (I)	3,499	87,475
Steelcase, Inc., Class A	16,294	243,432
Stericycle, Inc. (I)	12,966	1,114,817
Team, Inc. (I)	5,511	175,084
Tetra Tech, Inc.	10,949	386,500
The Brink’s Company	8,608	314,192
Toppan Printing Company, Ltd.	82,000	731,781
Tyco International PLC	65,095	2,843,350
UniFirst Corp. (MA)	2,834	363,857
US Ecology, Inc.	4,219	189,264
Viad Corp.	3,869	138,355
VSE Corp.	1,600	52,656
Waste Management, Inc.	63,131	4,036,596
West Corp.	8,287	194,164
		39,884,369
Construction and engineering - 0.5%
ACS Actividades de Construccion
y Servicios SA	28,417	805,869
AECOM (I)	42,762	1,318,352
Aegion Corp. (I)	6,731	124,658
Argan, Inc.	2,601	124,354
Boskalis Westminster NV	11,070	396,942
Bouygues SA	29,892	950,198
China Communications Construction
Company, Ltd., H Shares	282,365	306,823
China Railway Construction Corp., H Shares	130,300	159,019
China Railway Group, Ltd., H Shares	255,000	188,374
China State Construction
International Holdings, Ltd.	118,000	140,588
CIMIC Group, Ltd.	19,144	425,124
Comfort Systems USA, Inc.	7,022	199,355
Daelim Industrial Company, Ltd.	4,232	306,523
Daewoo Engineering &
Construction Company, Ltd. (I)	19,173	104,360
Dialog Group BHD	263,912	99,843
Dycom Industries, Inc. (I)	14,283	1,158,637
Eiffage SA	8,277	649,069
EMCOR Group, Inc.	27,820	1,592,973
Ferrovial SA	69,741	1,375,380
Fluor Corp.	33,854	1,757,023
Gamuda BHD	135,400	162,572
Granite Construction, Inc.	18,566	891,168
Great Lakes Dredge & Dock Corp. (I)	12,182	47,023
GS Engineering & Construction Corp. (I)	6,997	179,605
HC2 Holdings, Inc. (I)	7,601	36,409
Hochtief AG	3,240	435,638
Hyundai Development Company	8,572	357,746
Hyundai Engineering &
Construction Company, Ltd.	10,923	376,128
IJM Corp. BHD	243,300	205,482
Jacobs Engineering Group, Inc. (I)	29,683	1,563,997
JGC Corp.	32,400	514,292
Kajima Corp.	141,000	947,042
KBR, Inc.	39,712	582,972
Larsen & Toubro, Ltd., GDR	21,907	492,647

The accompanying notes are an integral part of the financial statements.

171

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
Layne Christensen Company (I)(L)	4,351	$39,115
MasTec, Inc. (I)	12,531	369,038
MYR Group, Inc. (I)	3,472	100,688
NV5 Global, Inc. (I)	1,612	49,279
Obayashi Corp.	101,500	937,576
Orion Marine Group, Inc. (I)	6,445	38,412
Primoris Services Corp.	7,735	148,667
Quanta Services, Inc. (I)	35,986	925,920
Shimizu Corp.	86,000	767,286
Sinopec Engineering Group Company, Ltd.,
H Shares	93,000	76,954
Skanska AB, Series B	54,969	1,203,307
SNC-Lavalin Group, Inc.	23,741	1,011,989
Taisei Corp.	165,000	1,240,090
Tutor Perini Corp. (I)	7,263	168,429
Valmont Industries, Inc.	6,325	825,223
Vinci SA	72,340	5,496,178
Waskita Karya Persero Tbk PT	531,700	111,645
		32,485,981
Electrical equipment - 0.8%
ABB, Ltd. (I)	345,925	7,503,768
Acuity Brands, Inc.	10,660	2,932,779
Allied Motion Technologies, Inc.	1,495	33,682
AMETEK, Inc.	56,733	2,765,734
AZZ, Inc.	4,904	325,773
Babcock & Wilcox Enterprises, Inc. (I)	8,786	143,651
Doosan Heavy Industries and
Construction Company, Ltd.	6,782	167,686
Eaton Corp. PLC	111,302	7,406,035
Emerson Electric Company	156,340	8,235,991
Encore Wire Corp.	3,984	154,260
Energous Corp. (I)	3,202	57,636
EnerSys	20,094	1,414,216
Fuji Electric Company, Ltd.	88,000	401,809
Generac Holdings, Inc. (I)	12,337	460,170
General Cable Corp.	9,303	150,057
Hubbell, Inc.	14,501	1,570,603
Legrand SA	38,547	2,315,747
LSI Industries, Inc.	5,475	55,462
Mabuchi Motor Company, Ltd.	7,800	414,731
Mitsubishi Electric Corp.	302,000	3,952,108
Neo Holdings Company, Ltd. (I)	229	0
Nidec Corp.	37,300	3,365,949
OSRAM Licht AG	13,841	723,095
Plug Power, Inc. (I)(L)	37,022	57,384
Powell Industries, Inc.	1,843	73,259
Prysmian SpA	35,554	878,354
Regal Beloit Corp.	12,472	764,908
Rockwell Automation, Inc.	31,673	3,671,851
Schneider Electric SE	1,474	100,735
Schneider Electric SE (Euronext Paris)	79,141	5,399,106
Shanghai Electric Group Company, Ltd.,
H Shares (I)	155,136	68,729
Sunrun, Inc. (I)(L)	12,663	76,991
Teco Electric & Machinery Company, Ltd.	212,000	178,004
Thermon Group Holdings, Inc. (I)	6,332	119,232
Vestas Wind Systems A/S	36,849	3,058,636
Vicor Corp. (I)	3,769	41,120
Zhuzhou CRRC Times Electric Company, Ltd.	35,000	185,653
		59,224,904
Industrial conglomerates - 2.3%
3M Company	147,420	26,423,561

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrial conglomerates (continued)
Aboitiz Equity Ventures, Inc.	204,470	$328,806
Alfa SAB de CV, Class A	130,700	212,660
Alliance Global Group, Inc.	215,400	75,292
Beijing Enterprises Holdings, Ltd.	32,614	186,724
Bidvest Group, Ltd.	23,861	246,786
Carlisle Companies, Inc.	17,898	1,876,784
CITIC, Ltd.	278,033	436,914
CJ Corp.	2,167	369,999
CK Hutchison Holdings, Ltd.	352,948	4,528,479
DCC PLC	12,459	1,133,904
DMCI Holdings, Inc.	417,500	102,860
Far Eastern New Century Corp.	374,133	275,437
Fosun International, Ltd.	164,500	227,121
General Electric Company	2,234,951	69,819,869
Grupo Carso SAB de CV, Series A1	24,300	99,104
Hanwha Corp.	6,291	206,341
HAP Seng Consolidated BHD	51,100	97,982
Honeywell International, Inc.	185,222	21,617,260
Jardine Matheson Holdings, Ltd.	32,100	1,919,973
JG Summit Holdings, Inc.	301,250	503,364
Keihan Electric Railway Company, Ltd.	80,000	519,259
Keppel Corp., Ltd.	90,831	344,385
KOC Holdings AS	71,969	312,382
Koninklijke Philips NV	114,084	3,307,726
LG Corp.	14,066	829,586
NWS Holdings, Ltd.	192,230	342,934
Raven Industries, Inc.	7,032	172,565
Roper Technologies, Inc.	24,592	4,366,310
Samsung C&T Corp.	11,164	1,513,899
Seibu Holdings, Inc.	26,800	440,825
Sembcorp Industries, Ltd.	61,500	122,355
Shanghai Industrial Holdings, Ltd.	35,070	91,138
Siemens AG	118,980	14,193,921
Sime Darby BHD	214,300	416,369
SK Holdings Company, Ltd.	6,731	1,275,188
SM Investments Corp.	25,325	369,159
Smiths Group PLC	55,597	979,290
Toshiba Corp. (I)	630,000	1,996,225
Turkiye Sise ve Cam Fabrikalari AS	71,889	83,129
		162,365,865
Machinery - 2.0%
Actuant Corp., Class A	11,150	265,705
AGCO Corp.	19,777	959,976
Alamo Group, Inc.	1,812	117,454
Albany International Corp., Class A	5,507	233,111
Alfa Laval AB	47,466	736,985
Alstom SA (I)	22,141	586,826
Altra Industrial Motion Corp.	4,967	140,069
Amada Company, Ltd.	53,200	556,741
American Railcar Industries, Inc. (L)	1,538	63,765
ANDRITZ AG	13,603	694,693
Astec Industries, Inc.	3,694	217,170
Atlas Copco AB, A Shares	108,608	3,078,263
Atlas Copco AB, B Shares	63,050	1,619,200
Barnes Group, Inc.	9,561	395,252
Briggs & Stratton Corp.	7,911	150,388
Caterpillar, Inc.	141,900	11,628,705
Chart Industries, Inc. (I)	5,933	178,702
China Conch Venture Holdings, Ltd.	85,900	164,982
CIRCOR International, Inc.	3,138	185,330
CLARCOR, Inc.	22,497	1,472,879
CNH Industrial NV	185,378	1,355,596
Columbus McKinnon Corp.	4,297	75,455

The accompanying notes are an integral part of the financial statements.

172

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Crane Company	13,818	$888,774
CRRC Corp., Ltd., H Shares	264,000	235,503
Cummins, Inc.	38,525	4,839,125
Deere & Company	72,574	6,136,132
Donaldson Company, Inc.	32,167	1,207,871
Douglas Dynamics, Inc.	4,385	140,671
Dover Corp.	37,731	2,735,498
Dynamic Materials Corp.	3,163	34,793
Energy Recovery, Inc. (I)(L)	6,845	82,688
EnPro Industries, Inc.	4,175	225,033
ESCO Technologies, Inc.	4,679	211,116
FANUC Corp.	30,600	5,214,163
Federal Signal Corp.	11,707	153,479
Flowserve Corp.	31,735	1,535,022
Fortive Corp.	72,825	3,835,693
Franklin Electric Company, Inc.	8,810	336,983
FreightCar America, Inc.	2,706	38,966
GEA Group AG	28,443	1,523,893
Global Brass & Copper Holdings, Inc.	3,978	111,662
Graco, Inc.	15,506	1,142,327
Graham Corp.	2,523	48,215
Haitian International Holdings, Ltd.	35,000	70,364
Harsco Corp.	15,610	155,320
Hillenbrand, Inc.	11,174	359,244
Hino Motors, Ltd.	41,600	462,017
Hitachi Construction
Machinery Company, Ltd.	16,800	315,018
Hiwin Technologies Corp.	25,430	131,324
Hoshizaki Corp.	7,900	632,684
Hurco Companies, Inc.	1,548	41,811
Hyster-Yale Materials Handling, Inc.	1,806	93,424
Hyundai Heavy Industries Company, Ltd. (I)	6,109	751,196
IDEX Corp.	20,242	1,891,412
IHI Corp.	230,000	704,583
Illinois Tool Works, Inc.	78,615	9,343,393
IMI PLC	38,253	530,879
Ingersoll-Rand PLC	62,573	4,254,338
ITT, Inc.	25,122	908,914
John Bean Technologies Corp.	5,547	380,968
Joy Global, Inc.	46,172	1,259,572
JTEKT Corp.	34,900	544,004
Kadant, Inc.	2,088	112,000
Kawasaki Heavy Industries, Ltd.	222,000	651,584
Kennametal, Inc.	37,255	1,041,650
Komatsu, Ltd.	144,500	3,162,089
Kone OYJ, Class B	35,139	1,764,655
Kubota Corp.	165,600	2,434,769
Kurita Water Industries, Ltd.	15,800	360,319
Lincoln Electric Holdings, Inc.	17,458	1,109,630
Lindsay Corp. (L)	2,003	144,136
Lydall, Inc. (I)	3,170	152,287
Makita Corp.	17,500	1,257,528
MAN SE	5,464	568,066
Meritor, Inc. (I)	16,646	185,603
Metso OYJ	11,762	329,268
Milacron Holdings Corp. (I)	2,971	51,309
Miller Industries, Inc.	2,505	55,386
Minebea Company, Ltd.	53,100	539,906
Mitsubishi Heavy Industries, Ltd.	501,000	2,185,901
Mueller Industries, Inc.	10,775	372,384
Mueller Water Products, Inc., Class A	29,593	357,779
Nabtesco Corp.	17,600	454,131
Navistar International Corp. (I)(L)	9,494	133,296

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
NGK Insulators, Ltd.	41,000	$891,694
NN, Inc.	5,355	95,051
Nordson Corp.	14,953	1,476,310
NSK, Ltd.	69,000	713,416
Oshkosh Corp.	20,456	1,103,192
PACCAR, Inc.	85,217	5,099,385
Parker-Hannifin Corp.	32,751	4,012,980
Pentair PLC	43,918	2,812,948
Proto Labs, Inc. (I)(L)	4,682	256,199
RBC Bearings, Inc. (I)	4,355	344,437
Rexnord Corp. (I)	15,853	350,510
Samsung Heavy
Industries Company, Ltd. (I)(L)	21,161	183,153
Sandvik AB	172,399	1,870,097
Schindler Holding AG,
Participation Certificates	7,780	1,465,368
Schindler Holding AG, Registered Shares	3,589	678,493
SembCorp Marine, Ltd.	52,400	48,866
SKF AB, B Shares	64,350	1,083,463
SMC Corp.	9,000	2,538,197
Snap-on, Inc.	14,140	2,167,521
SPX Corp. (I)	8,020	151,899
SPX FLOW, Inc. (I)	6,745	198,370
Standex International Corp.	2,385	200,793
Stanley Black & Decker, Inc.	36,494	4,516,133
Sumitomo Heavy Industries, Ltd.	86,000	423,034
Sun Hydraulics Corp.	4,543	140,015
Supreme Industries, Inc., Class A	2,805	48,358
Tennant Company	3,334	215,810
Terex Corp.	30,448	739,277
The Gorman-Rupp Company	3,472	94,300
The Greenbrier Companies, Inc. (L)	5,190	175,889
The Manitowoc Company, Inc.	24,138	118,276
The Timken Company	19,218	650,914
The Toro Company	15,344	1,490,670
The Weir Group PLC	30,122	596,419
THK Company, Ltd.	18,800	369,163
Titan International, Inc.	9,178	84,346
TriMas Corp. (I)	8,813	169,033
Trinity Industries, Inc.	42,048	1,026,812
Volvo AB, Series B	249,248	2,675,602
Wabash National Corp. (I)	12,114	168,990
Wabtec Corp.	25,124	1,924,750
Wartsila OYJ ABP	15,419	634,500
Watts Water Technologies, Inc., Class A	5,285	340,354
WEG SA	90,160	461,521
Weichai Power Company, Ltd., H Shares	54,840	69,049
Woodward, Inc.	25,339	1,589,262
Xylem, Inc.	43,535	2,214,190
Yangzijiang Shipbuilding Holdings, Ltd.	118,700	66,543
Zardoya Otis SA	27,058	255,037
		144,809,584
Marine - 0.1%
A.P. Moeller - Maersk A/S, Series A	627	894,757
A.P. Moeller - Maersk A/S, Series B	1,050	1,570,760
China COSCO Holdings Company, Ltd.,
H Shares (I)	136,879	45,449
China Shipping Container Lines
Company, Ltd., H Shares (I)	207,076	43,168
Costamare, Inc. (L)	5,366	47,221
Evergreen Marine Corp Taiwan, Ltd. (I)	174,760	66,041
Kirby Corp. (I)	15,018	782,438
Kuehne + Nagel International AG	9,494	1,326,458

The accompanying notes are an integral part of the financial statements.

173

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Marine (continued)
Matson, Inc.	8,267	$319,024
MISC BHD	95,600	177,949
Mitsui O.S.K. Lines, Ltd.	179,000	414,476
Nippon Yusen KK	257,000	468,635
Wan Hai Lines, Ltd.	22,000	10,596
		6,166,972
Professional services - 0.5%
Acacia Research Corp.	11,010	65,840
Adecco Group AG	29,145	1,679,037
Barrett Business Services, Inc.	1,476	68,870
Bureau Veritas SA	38,268	822,211
Capita PLC	93,535	1,272,068
CBIZ, Inc. (I)	9,533	107,818
CEB, Inc.	15,100	909,020
CRA International, Inc. (I)	1,936	52,504
Equifax, Inc.	18,198	2,400,316
Experian PLC	135,087	2,686,331
Exponent, Inc.	4,899	247,057
Franklin Covey Company (I)	2,431	39,479
FTI Consulting, Inc. (I)	19,376	858,163
GP Strategies Corp. (I)	2,694	64,387
Heidrick & Struggles International, Inc.	3,820	71,396
Hill International, Inc. (I)	7,706	33,752
Huron Consulting Group, Inc. (I)	4,164	261,749
ICF International, Inc. (I)	3,471	145,261
Insperity, Inc.	2,991	196,060
Intertek Group PLC	22,727	1,042,148
Kelly Services, Inc., Class A	5,758	110,093
Kforce, Inc.	4,839	93,635
Korn/Ferry International	10,921	260,357
ManpowerGroup, Inc.	19,934	1,424,484
Mistras Group, Inc. (I)	3,362	78,906
Navigant Consulting, Inc. (I)	9,099	178,704
Nielsen Holdings PLC	55,162	2,939,031
On Assignment, Inc. (I)	9,708	366,089
Randstad Holding NV	14,576	689,625
Recruit Holdings Company, Ltd.	44,200	1,682,867
RELX NV	121,831	2,161,036
RELX PLC	155,786	2,957,294
Resources Connection, Inc.	7,129	107,577
Robert Half International, Inc.	20,087	769,935
RPX Corp. (I)	9,799	102,596
SEEK, Ltd.	61,705	744,217
SGS SA	963	2,118,119
The Advisory Board Company (I)	7,853	331,004
The Dun & Bradstreet Corp.	5,548	763,682
TriNet Group, Inc. (I)	8,152	171,192
TrueBlue, Inc. (I)	8,059	176,089
Verisk Analytics, Inc. (I)	23,671	1,965,877
WageWorks, Inc. (I)	6,953	429,626
Wolters Kluwer NV	36,971	1,555,258
		35,200,760
Road and rail - 0.9%
ArcBest Corp.	5,152	94,333
Aurizon Holdings, Ltd.	394,642	1,300,158
BTS Group Holdings PCL	1,286,500	336,156
Canadian National Railway Company	124,829	8,021,458
Canadian Pacific Railway, Ltd.	23,046	3,529,655
Celadon Group, Inc.	5,732	44,767
Central Japan Railway Company, Ltd.	22,600	3,716,374
CJ Korea Express Company, Ltd. (I)	1,077	193,947
ComfortDelGro Corp., Ltd.	134,400	278,807

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Covenant Transportation
Group, Inc., Class A (I)	2,590	$49,935
CSX Corp.	136,043	3,847,296
DSV A/S	31,651	1,570,010
East Japan Railway Company	52,200	4,482,719
Genesee & Wyoming, Inc., Class A (I)	15,937	1,083,557
Hankyu Hanshin Holdings, Inc.	37,800	1,221,009
Heartland Express, Inc.	8,900	169,367
J.B. Hunt Transport Services, Inc.	12,679	1,006,586
Kansas City Southern	15,368	1,486,393
Keikyu Corp.	73,000	676,732
Keio Corp.	90,000	753,837
Keisei Electric Railway Company, Ltd.	43,000	516,959
Kintetsu Group Holdings Company, Ltd.	283,000	1,078,726
Knight Transportation, Inc.	12,557	352,852
Landstar System, Inc.	11,801	816,983
Localiza Rent a Car SA	24,836	310,027
Marten Transport, Ltd.	4,768	102,846
MTR Corp., Ltd.	191,028	1,043,095
Nagoya Railroad Company, Ltd.	144,000	706,080
Nippon Express Company, Ltd.	130,000	616,996
Norfolk Southern Corp.	42,098	3,953,002
Odakyu Electric Railway Company, Ltd.	92,000	945,015
Old Dominion Freight Line, Inc. (I)	19,077	1,356,947
Roadrunner Transportation Systems, Inc. (I)	6,412	53,476
Rumo Logistica Operadora Multimodal SA (I)	128,200	285,842
Ryder System, Inc.	7,656	501,621
Saia, Inc. (I)	5,022	152,819
Swift Transportation Company (I)(L)	14,286	265,862
Tobu Railway Company, Ltd.	151,000	733,253
Tokyu Corp.	166,000	1,239,417
Union Pacific Corp.	119,737	11,438,476
USA Truck, Inc. (I)	2,159	23,965
Werner Enterprises, Inc.	20,956	483,664
West Japan Railway Company	25,800	1,478,473
YRC Worldwide, Inc. (I)	6,623	76,761
		62,396,253
Trading companies and distributors - 0.5%
AerCap Holdings NV (I)	20,900	835,373
Aircastle, Ltd.	8,945	193,659
AKR Corporindo Tbk PT	185,500	93,217
Applied Industrial Technologies, Inc.	6,856	325,797
Ashtead Group PLC	70,840	1,177,174
Beacon Roofing Supply, Inc. (I)	11,354	522,057
BMC Stock Holdings, Inc. (I)	10,530	209,968
Brenntag AG	24,030	1,306,665
Bunzl PLC	47,169	1,461,150
DXP Enterprises, Inc. (I)	2,800	78,652
Fastenal Company	70,188	3,025,805
Finning International, Inc.	26,608	471,940
GATX Corp. (L)	19,016	833,852
GMS, Inc. (I)	1,368	33,475
H&E Equipment Services, Inc.	6,103	97,221
ITOCHU Corp.	234,200	2,765,645
Kaman Corp.	4,974	223,283
Lawson Products, Inc. (I)	1,647	27,983
Marubeni Corp.	258,300	1,288,995
Mitsubishi Corp.	236,400	4,925,691
Mitsui & Company, Ltd.	267,000	3,555,111
MRC Global, Inc. (I)	17,716	259,894
MSC Industrial Direct Company, Inc., Class A	11,796	861,580
Noble Group, Ltd. (I)	548,273	47,705
NOW, Inc. (I)	50,442	1,041,123

The accompanying notes are an integral part of the financial statements.

174

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Posco Daewoo Corp.	6,432	$131,504
Rexel SA	43,602	702,362
Rush Enterprises, Inc., Class A (I)	6,840	162,655
SiteOne Landscape Supply, Inc. (I)	2,210	84,510
SK Networks Company, Ltd.	19,398	109,764
Sumitomo Corp.	185,800	2,016,074
Textainer Group Holdings, Ltd. (L)	4,546	40,414
Titan Machinery, Inc. (I)	4,051	43,386
Toyota Tsusho Corp.	33,200	760,246
Travis Perkins PLC	35,154	768,670
Triton International, Ltd.	6,472	98,504
United Rentals, Inc. (I)	21,522	1,771,476
Univar, Inc. (I)	8,241	170,506
Veritiv Corp. (I)	1,685	86,441
W.W. Grainger, Inc. (L)	13,711	3,162,579
Watsco, Inc.	7,191	1,063,261
Wolseley PLC	35,915	2,065,563
		38,900,930
Transportation infrastructure - 0.2%
Abertis Infraestructuras SA	92,745	1,436,800
Aena SA (S)	9,728	1,375,052
Aeroports de Paris	4,285	442,713
Airports of Thailand PCL	95,600	1,109,315
Atlantia SpA	75,271	1,936,605
Auckland International Airport, Ltd.	97,447	530,013
Bangkok Expressway & Metro PCL	1,521,400	338,211
Beijing Capital International Airport
Company, Ltd., H Shares	98,611	111,013
CCR SA	140,915	744,460
China Merchants Port Holdings Company, Ltd.	82,031	233,136
COSCO SHIPPING Ports, Ltd.	107,508	116,284
Fraport AG Frankfurt Airport
Services Worldwide	6,468	360,449
Groupe Eurotunnel SE	67,561	744,126
Grupo Aeroportuario del Pacifico SAB
de CV, Series B	15,600	155,115
Grupo Aeroportuario del Sureste SAB
de CV, Series B	8,650	131,723
Hutchison Port Holdings Trust	326,400	140,193
International Container Terminal Services, Inc.	53,620	96,571
Japan Airport Terminal Company, Ltd. (L)	7,500	296,318
Jasa Marga Persero Tbk PT	207,754	76,011
Jiangsu Expressway Company, Ltd., H Shares	78,855	110,659
Kamigumi Company, Ltd.	36,000	312,133
Malaysia Airports Holdings BHD	60,522	94,118
Mitsubishi Logistics Corp.	18,000	277,733
OHL Mexico SAB de CV (I)	33,100	46,746
Promotora y Operadora de Infraestructura
SAB de CV	12,265	147,069
Sydney Airport	206,036	1,125,947
TAV Havalimanlari Holding AS	16,621	64,798
Transurban Group	383,909	3,302,772
Wesco Aircraft Holdings, Inc. (I)	10,696	146,963
Westports Holdings BHD	93,600	102,272
Zhejiang Expressway Company, Ltd., H Shares	96,282	107,237
		16,212,555
		808,406,339
Information technology - 17.2%
Communications equipment - 0.9%
ADTRAN, Inc.	9,231	169,666
Aerohive Networks, Inc. (I)	5,163	34,231

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
Applied Optoelectronics, Inc. (I)(L)	3,506	$59,076
ARRIS International PLC (I)	48,719	1,367,542
Bel Fuse, Inc., Class B	1,963	45,090
Black Box Corp.	3,183	44,403
Brocade Communications Systems, Inc.	130,138	1,168,639
CalAmp Corp. (I)	6,909	100,733
Calix, Inc. (I)	8,436	62,764
Ciena Corp. (I)	62,126	1,332,603
Cisco Systems, Inc.	1,104,102	34,712,967
Clearfield, Inc. (I)	2,459	44,557
Comtech Telecommunications Corp.	3,357	43,272
Digi International, Inc. (I)	5,405	61,995
EMCORE Corp.	5,823	28,882
Extreme Networks, Inc. (I)	20,516	80,628
F5 Networks, Inc. (I)	14,715	1,805,972
Finisar Corp. (I)	20,473	433,618
Harmonic, Inc. (I)	16,460	71,436
Harris Corp.	27,388	2,546,536
Infinera Corp. (I)	26,770	229,687
InterDigital, Inc.	16,205	1,157,199
Ixia (I)	12,347	142,361
Juniper Networks, Inc.	77,618	1,791,423
Lumentum Holdings, Inc. (I)	9,628	338,135
Motorola Solutions, Inc.	34,902	2,687,105
NETGEAR, Inc. (I)	6,136	349,752
NetScout Systems, Inc. (I)	44,350	1,311,873
Nokia OYJ	602,007	3,395,566
Oclaro, Inc. (I)	19,137	150,800
Plantronics, Inc.	15,557	787,962
Polycom, Inc. (I)	63,768	793,274
ShoreTel, Inc. (I)	13,305	106,706
Silicom, Ltd.	1,259	51,506
Sonus Networks, Inc. (I)	9,492	81,821
Telefonaktiebolaget LM Ericsson, B Shares	492,023	3,504,320
Ubiquiti Networks, Inc. (I)(L)	4,899	251,809
ViaSat, Inc. (I)	20,978	1,574,189
Viavi Solutions, Inc. (I)	44,688	347,673
ZTE Corp., H Shares	42,915	57,869
		63,325,640
Electronic equipment, instruments and components - 1.1%
AAC Technologies Holdings, Inc.	47,000	535,297
Agilysys, Inc. (I)	3,187	35,216
Alps Electric Company, Ltd.	29,000	656,536
Amphenol Corp., Class A	67,613	4,212,966
Anixter International, Inc. (I)	5,483	350,583
Arrow Electronics, Inc. (I)	25,550	1,681,957
AU Optronics Corp.	1,006,000	392,339
Avnet, Inc.	33,789	1,408,326
AVX Corp.	8,633	118,617
Badger Meter, Inc.	2,611	172,300
Belden, Inc.	19,673	1,467,409
Benchmark Electronics, Inc. (I)	9,123	220,047
Cognex Corp.	23,715	1,180,058
Coherent, Inc. (I)	4,567	480,357
Control4 Corp. (I)	4,467	49,360
Corning, Inc.	236,086	5,356,791
CTS Corp.	5,786	111,554
Daktronics, Inc.	8,064	76,850
Delta Electronics Thailand PCL	346,600	740,453
Delta Electronics, Inc.	226,000	1,172,595
DTS, Inc.	3,405	113,931
Electro Scientific Industries, Inc. (I)	6,190	34,478
ePlus, Inc. (I)	1,187	107,435

The accompanying notes are an integral part of the financial statements.

175

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Fabrinet (I)	6,495	$252,136
FARO Technologies, Inc. (I)	3,211	104,679
FEI Company	11,393	1,213,013
FLIR Systems, Inc.	30,179	930,419
Hamamatsu Photonics KK	22,300	702,937
Hexagon AB, B Shares	41,791	1,700,226
Hirose Electric Company, Ltd.	5,000	642,948
Hitachi High-Technologies Corp.	10,800	400,892
Hitachi, Ltd.	756,000	3,634,040
Hon Hai Precision Industry Company, Ltd.	1,634,866	4,522,165
II-VI, Inc. (I)	11,351	240,528
Ingenico Group SA	7,927	855,075
Ingram Micro, Inc., Class A	41,366	1,446,155
Innolux Corp.	1,067,000	375,822
Insight Enterprises, Inc. (I)	6,999	214,169
InvenSense, Inc. (I)	15,870	118,073
IPG Photonics Corp. (I)	10,212	888,240
Itron, Inc. (I)	6,348	302,355
Jabil Circuit, Inc.	53,309	1,129,618
Keyence Corp.	7,100	4,982,432
Keysight Technologies, Inc. (I)	47,464	1,444,330
Kimball Electronics, Inc. (I)	5,567	67,472
Knowles Corp. (I)(L)	41,525	577,198
Kyocera Corp.	50,300	2,391,748
Largan Precision Company, Ltd.	12,000	1,341,855
LG Display Company, Ltd.	34,406	922,887
LG Innotek Company, Ltd.	1,965	144,954
Littelfuse, Inc.	4,166	528,249
Maxwell Technologies, Inc. (I)(L)	7,129	36,144
Mesa Laboratories, Inc.	587	65,955
Methode Electronics, Inc.	6,970	255,451
MTS Systems Corp.	2,840	141,290
Murata Manufacturing Company, Ltd.	30,000	4,045,607
National Instruments Corp.	28,121	785,701
Nippon Electric Glass Company, Ltd.	67,000	336,890
Novanta, Inc. (I)	6,224	105,123
Omron Corp.	30,100	1,022,156
OSI Systems, Inc. (I)	3,351	224,718
Park Electrochemical Corp.	3,934	65,068
PC Connection, Inc.	2,284	59,544
Plexus Corp. (I)	6,308	291,114
Radisys Corp. (I)	7,620	37,414
Rofin-Sinar Technologies, Inc. (I)	5,138	164,467
Rogers Corp. (I)	3,354	187,522
Samsung Electro-Mechanics Company, Ltd.	8,297	395,138
Samsung SDI Company, Ltd.	8,179	845,935
Sanmina Corp. (I)	13,887	364,950
ScanSource, Inc. (I)	4,697	160,684
Shimadzu Corp.	37,000	580,364
Simplo Technology Company, Ltd.	28,900	95,014
SYNNEX Corp.	13,597	1,443,593
Synnex Technology International Corp.	153,300	161,658
TDK Corp.	19,300	1,382,137
TE Connectivity, Ltd.	78,485	4,989,291
Tech Data Corp. (I)	16,360	1,214,566
Trimble Navigation, Ltd. (I)	70,005	1,918,137
TTM Technologies, Inc. (I)	13,954	149,726
Universal Display Corp. (I)	7,873	453,406
VeriFone Systems, Inc. (I)	30,727	610,238
Vishay Intertechnology, Inc.	63,408	897,857
Vishay Precision Group, Inc. (I)	2,780	42,451
WPG Holdings Company, Ltd.	164,000	194,753

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Yaskawa Electric Corp.	39,600	$584,390
Yokogawa Electric Corp.	35,700	458,103
Zebra Technologies Corp., Class A (I)	14,566	1,019,037
Zhen Ding Technology Holding, Ltd.	51,317	102,622
		78,638,284
Internet software and services - 2.9%
2U, Inc. (I)	6,979	246,638
58.com, Inc., ADR (I)	4,900	222,950
Actua Corp. (I)	7,510	76,452
Akamai Technologies, Inc. (I)	35,495	1,948,676
Alarm.com Holdings, Inc. (I)	1,975	54,174
Alibaba Group Holding, Ltd., ADR (I)	63,100	6,132,689
Alphabet, Inc., Class A (I)	59,308	46,844,424
Alphabet, Inc., Class C (I)	59,649	45,753,765
Angie’s List, Inc. (I)(L)	7,902	80,284
Apigee Corp. (I)	3,240	49,604
Auto Trader Group PLC (S)	140,817	689,827
Baidu, Inc., ADR (I)	17,300	2,959,511
Bankrate, Inc. (I)	9,225	72,324
Bazaarvoice, Inc. (I)	17,092	68,368
Benefitfocus, Inc. (I)	2,485	100,369
Blucora, Inc. (I)	7,479	77,408
Box, Inc., Class A (I)(L)	9,469	130,104
Brightcove, Inc. (I)	6,363	82,019
Carbonite, Inc. (I)	4,020	56,119
Care.com, Inc. (I)	3,601	37,702
ChannelAdvisor Corp. (I)	4,632	57,668
Cimpress NV (I)(L)	4,728	469,349
comScore, Inc. (I)	22,253	686,505
Cornerstone OnDemand, Inc. (I)	9,591	421,237
Cvent, Inc. (I)	5,739	187,551
DHI Group, Inc. (I)	10,240	79,258
EarthLink Holdings Corp.	20,271	129,126
eBay, Inc. (I)	213,422	6,863,652
Endurance International
Group Holdings, Inc. (I)(L)	11,669	92,769
Envestnet, Inc. (I)	7,956	314,342
Everyday Health, Inc. (I)	6,060	46,420
Facebook, Inc., Class A (I)	466,887	58,883,788
Five9, Inc. (I)	6,480	97,135
Gogo, Inc. (I)(L)	11,058	135,239
GrubHub, Inc. (I)(L)	15,395	624,575
GTT Communications, Inc. (I)	5,137	109,059
Hortonworks, Inc. (I)(L)	7,912	63,059
inContact, Inc. (I)	11,316	157,179
Instructure, Inc. (I)	2,192	52,455
Intralinks Holdings, Inc. (I)	8,381	79,955
j2 Global, Inc.	21,824	1,487,742
Kakaku.com, Inc.	22,300	373,020
Kakao Corp.	4,590	333,705
Liquidity Services, Inc. (I)	5,414	54,140
LivePerson, Inc. (I)	10,616	82,699
LogMeIn, Inc.	4,802	400,967
MeetMe, Inc. (I)	8,503	48,977
MINDBODY, Inc., Class A (I)(L)	3,097	53,733
Mixi, Inc.	7,500	266,317
Monster Worldwide, Inc. (I)	17,252	63,142
NAVER Corp.	4,121	3,118,333
NetEase, Inc., ADR	5,000	1,059,850
New Relic, Inc. (I)	4,228	155,168
NIC, Inc.	12,169	279,644
Q2 Holdings, Inc. (I)	4,905	138,910

The accompanying notes are an integral part of the financial statements.

176

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Quotient Technology, Inc. (I)(L)	12,233	$158,540
Rackspace Hosting, Inc. (I)	29,801	937,241
Reis, Inc.	2,090	40,755
RetailMeNot, Inc. (I)	7,802	88,241
Shutterstock, Inc. (I)(L)	3,620	209,888
SouFun Holdings, Ltd., ADR (I)(L)	15,700	70,650
SPS Commerce, Inc. (I)	3,172	207,068
Stamps.com, Inc. (I)	3,075	297,414
TechTarget, Inc. (I)	4,383	35,327
Tencent Holdings, Ltd.	359,500	9,316,400
TrueCar, Inc. (I)(L)	10,807	104,288
United Internet AG	19,114	785,178
VeriSign, Inc. (I)(L)	19,297	1,436,662
Web.com Group, Inc. (I)	8,089	141,234
WebMD Health Corp. (I)	17,847	920,370
Xactly Corp. (I)	4,778	66,558
XO Group, Inc. (I)	5,095	94,971
Yahoo Japan Corp.	222,500	908,772
Yahoo!, Inc. (I)	176,497	7,545,247
YY, Inc., ADR (I)	1,900	97,755
		206,612,634
IT services - 2.9%
Accenture PLC, Class A	125,963	14,485,745
Acxiom Corp. (I)	36,472	947,907
Alliance Data Systems Corp. (I)	11,896	2,433,684
Amadeus IT Group SA	63,213	2,905,442
Atos SE	12,701	1,252,265
Automatic Data Processing, Inc.	91,992	8,261,802
Blackhawk Network Holdings, Inc. (I)	10,479	358,906
Broadridge Financial Solutions, Inc.	32,961	2,284,197
CACI International, Inc., Class A (I)	4,598	456,857
Capgemini SA	23,617	2,307,607
Cardtronics PLC, Class A (I)	8,574	385,058
Cass Information Systems, Inc.	2,183	124,977
CGI Group, Inc., Class A (I)	35,219	1,714,221
Cielo SA	162,454	1,689,840
Cognizant Technology
Solutions Corp., Class A (I)	122,386	7,029,852
Computer Sciences Corp.	38,667	1,818,896
Computershare, Ltd.	87,825	651,270
Convergys Corp.	43,682	1,303,034
CoreLogic, Inc. (I)	24,776	1,016,312
CSG Systems International, Inc.	6,141	268,485
CSRA, Inc.	27,465	697,336
Datalink Corp. (I)	4,703	45,807
DST Systems, Inc.	8,698	1,056,894
EPAM Systems, Inc. (I)	9,101	620,779
EVERTEC, Inc.	12,091	206,272
ExlService Holdings, Inc. (I)	6,244	319,568
Fidelity National Information Services, Inc.	56,064	4,447,557
Fiserv, Inc. (I)	44,910	4,627,976
Forrester Research, Inc.	1,977	81,017
Fujitsu, Ltd.	291,000	1,481,957
Gartner, Inc. (I)	23,003	2,093,273
Global Payments, Inc.	31,082	2,360,678
IBM Corp.	178,356	28,337,201
Infosys, Ltd., ADR (L)	124,216	1,970,066
Jack Henry & Associates, Inc.	21,995	1,919,504
Leidos Holdings, Inc.	39,576	1,603,224
Lionbridge Technologies, Inc. (I)	12,933	62,984
ManTech International Corp., Class A	4,632	185,465
Mastercard, Inc.	196,041	18,943,442
MAXIMUS, Inc.	30,265	1,780,187

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
MoneyGram International, Inc. (I)	6,524	$47,429
NeuStar, Inc., Class A (I)(L)	25,397	645,338
Nomura Research Institute, Ltd.	19,300	653,440
NTT Data Corp.	19,700	1,027,196
Obic Company, Ltd.	10,100	518,305
Otsuka Corp.	8,200	348,008
Paychex, Inc.	64,705	3,925,652
PayPal Holdings, Inc. (I)	222,728	8,274,345
Perficient, Inc. (I)	6,764	135,077
PFSweb, Inc. (I)	3,402	32,829
Planet Payment, Inc. (I)	9,384	33,689
Samsung Electronics Company, Ltd.	14,929	21,654,038
Samsung SDS Co., Ltd.	5,199	744,051
Science Applications International Corp.	19,487	1,243,465
ServiceSource International, Inc. (I)	13,109	66,332
Sykes Enterprises, Inc. (I)	7,435	217,325
Syntel, Inc. (I)	6,133	283,161
TeleTech Holdings, Inc.	3,245	91,996
Teradata Corp. (I)	26,319	835,102
The Hackett Group, Inc.	4,698	76,812
The Western Union Company	99,145	2,133,600
Total System Services, Inc.	34,144	1,681,592
Travelport Worldwide, Ltd.	21,644	297,172
Travelsky Technology, Ltd., H Shares	64,000	139,056
Unisys Corp. (I)	10,081	101,818
Virtusa Corp. (I)	5,353	140,409
Visa, Inc., Class A	384,676	31,120,288
WEX, Inc. (I)	10,790	1,071,555
Wipro, Ltd., ADR (L)	31,697	327,113
Worldpay Group PLC (I)(S)	196,981	772,945
Xerox Corp.	192,469	1,895,820
		205,072,502
Semiconductors and semiconductor equipment - 3.7%
Acacia Communications, Inc. (I)(L)	1,013	113,101
Advanced Energy Industries, Inc. (I)	7,462	327,955
Advanced Micro Devices, Inc. (I)	304,044	2,249,926
Advanced Semiconductor Engineering, Inc.	735,095	894,452
Alpha & Omega Semiconductor, Ltd. (I)	3,715	78,275
Ambarella, Inc. (I)(L)	6,074	437,571
Amkor Technology, Inc. (I)	19,293	175,566
Analog Devices, Inc.	103,763	6,491,413
Applied Materials, Inc.	367,584	10,968,707
Applied Micro Circuits Corp. (I)	14,883	103,883
ARM Holdings PLC	198,202	4,414,865
ASM Pacific Technology, Ltd.	31,200	242,545
ASML Holding NV	45,136	4,818,270
Axcelis Technologies, Inc. (I)	6,023	70,650
Broadcom, Ltd.	125,207	22,089,019
Brooks Automation, Inc.	13,017	164,144
Cabot Microelectronics Corp.	4,352	216,381
Cavium, Inc. (I)	12,203	679,460
CEVA, Inc. (I)	3,777	118,900
Cirrus Logic, Inc. (I)	11,800	598,850
Cohu, Inc.	5,589	60,752
Cree, Inc. (I)	28,002	672,328
Cypress Semiconductor Corp. (L)	86,926	1,037,027
Diodes, Inc. (I)	7,202	148,289
DSP Group, Inc. (I)	4,940	57,008
Entegris, Inc. (I)	26,930	458,887
Exar Corp. (I)	8,631	78,542
Fairchild Semiconductor International, Inc. (I)	53,231	1,059,297
First Solar, Inc. (I)	25,934	980,824
FormFactor, Inc. (I)	13,552	140,263

The accompanying notes are an integral part of the financial statements.

177

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
GCL-Poly Energy Holdings, Ltd.	879,000	$124,200
Hanergy Thin Film Power Group, Ltd. (I)	1,136,000	31,484
Hermes Microvision, Inc.	6,000	256,773
Infineon Technologies AG	175,916	2,951,942
Inotera Memories, Inc. (I)	299,000	252,705
Inphi Corp. (I)	7,619	328,150
Integrated Device Technology, Inc. (I)	62,738	1,260,406
Intel Corp.	1,593,837	57,202,810
Intersil Corp., Class A	63,097	1,245,535
IXYS Corp.	5,201	60,436
KLA-Tencor Corp.	52,603	3,643,284
Kopin Corp. (I)	13,799	29,806
Lam Research Corp. (L)	53,848	5,025,095
Lattice Semiconductor Corp. (I)	22,923	140,976
Linear Technology Corp.	80,727	4,701,540
MACOM Technology
Solutions Holdings, Inc (I)	4,436	182,763
MaxLinear, Inc., Class A (I)	10,442	200,173
MediaTek, Inc.	173,674	1,363,039
Microchip Technology, Inc. (L)	72,510	4,489,094
Micron Technology, Inc. (I)	350,102	5,773,182
Microsemi Corp. (I)	53,080	2,121,077
MKS Instruments, Inc.	10,057	490,178
Monolithic Power Systems, Inc.	7,302	560,209
Nanometrics, Inc. (I)	4,618	93,930
Nanya Technology Corp.	77,000	90,845
NeoPhotonics Corp. (I)	6,021	89,894
Novatek Microelectronics Corp.	69,000	235,060
NVE Corp.	1,058	61,417
NVIDIA Corp.	171,220	10,502,635
NXP Semiconductors NV (I)	36,000	3,168,720
PDF Solutions, Inc. (I)	5,489	91,941
Phison Electronics Corp.	17,000	122,714
Photronics, Inc. (I)	12,578	120,246
Power Integrations, Inc.	5,176	302,278
Powertech Technology, Inc.	72,000	187,714
Qorvo, Inc. (I)	43,103	2,475,405
QUALCOMM, Inc.	495,745	31,266,637
Rambus, Inc. (I)	20,716	286,295
Realtek Semiconductor Corp.	55,571	221,955
Rohm Company, Ltd.	14,200	711,165
Rudolph Technologies, Inc. (I)	5,726	100,434
Semiconductor
Manufacturing International Corp. (I)	1,738,000	189,646
Semtech Corp. (I)	12,249	325,823
Sigma Designs, Inc. (I)	7,494	56,280
Silicon Laboratories, Inc. (I)	18,619	1,066,869
Siliconware Precision Industries Company	253,000	376,731
SK Hynix, Inc.	85,653	2,792,772
Skyworks Solutions, Inc.	64,190	4,805,263
STMicroelectronics NV	92,058	691,836
Synaptics, Inc. (I)	17,289	984,954
Taiwan Semiconductor
Manufacturing Company, Ltd.	2,862,000	15,893,776
Teradyne, Inc.	56,651	1,193,070
Tessera Technologies, Inc.	9,251	310,279
Texas Instruments, Inc.	338,950	23,570,583
Tokyo Electron, Ltd.	24,600	2,264,742
Ultra Clean Holdings, Inc. (I)	7,331	53,296
Ultratech, Inc. (I)	4,169	104,267
United Microelectronics Corp.	1,406,000	509,791
Vanguard International Semiconductor Corp.	102,000	191,027
Veeco Instruments, Inc. (I)	7,561	148,725

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Xcerra Corp. (I)	10,597	$62,098
Xilinx, Inc.	85,621	4,641,514
		262,744,634
Software - 3.2%
8x8, Inc. (I)	16,765	222,472
A10 Networks, Inc. (I)	8,930	87,961
ACI Worldwide, Inc. (I)	54,483	1,040,625
Activision Blizzard, Inc.	102,836	4,254,325
Adobe Systems, Inc. (I)	101,003	10,333,617
American Software, Inc., Class A	4,362	45,408
ANSYS, Inc. (I)	24,549	2,334,364
Aspen Technology, Inc. (I)	15,652	711,540
Autodesk, Inc. (I)	45,346	3,056,320
AVG Technologies NV (I)	7,934	197,239
Barracuda Networks, Inc. (I)	4,365	101,268
Blackbaud, Inc.	8,970	604,309
Bottomline Technologies (de), Inc. (I)	7,722	178,301
BroadSoft, Inc. (I)	5,566	254,422
CA, Inc.	59,752	2,026,190
Cadence Design Systems, Inc. (I)	83,890	2,134,162
Callidus Software, Inc. (I)	10,617	205,120
CDK Global, Inc.	43,312	2,511,230
Check Point Software Technologies, Ltd. (I)	19,100	1,465,734
Citrix Systems, Inc. (I)	31,319	2,731,017
CommVault Systems, Inc. (I)	18,806	969,261
Constellation Software, Inc.	2,978	1,299,338
Dassault Systemes SA	18,525	1,564,105
Digimarc Corp. (I)	1,785	64,474
Ebix, Inc. (L)	4,818	274,626
Electronic Arts, Inc. (I)	60,912	4,947,882
Ellie Mae, Inc. (I)	5,569	545,038
EnerNOC, Inc. (I)	5,981	34,152
Epiq Systems, Inc.	4,708	77,305
Exa Corp. (I)	3,115	49,466
Fair Isaac Corp.	14,528	1,858,712
Fleetmatics Group PLC (I)	7,418	444,116
Fortinet, Inc. (I)	40,688	1,470,464
Gemalto NV	9,451	660,147
Gemalto NV (Euronext Paris)	382	26,610
Gigamon, Inc. (I)	6,187	273,465
Globant SA (I)(L)	4,837	188,885
Glu Mobile, Inc. (I)(L)	20,765	48,798
Guidance Software, Inc. (I)	5,216	31,035
GungHo Online Entertainment, Inc. (L)	70,600	167,983
HubSpot, Inc. (I)	5,514	307,350
Imperva, Inc. (I)	5,492	247,195
Infoblox, Inc. (I)	10,715	229,944
Interactive Intelligence Group, Inc. (I)	3,456	206,842
Intuit, Inc.	51,664	5,757,953
Jive Software, Inc. (I)	12,656	53,408
Kingsoft Corp., Ltd.	44,000	89,708
Konami Holdings Corp.	14,600	516,463
Manhattan Associates, Inc. (I)	20,114	1,217,299
Mentor Graphics Corp.	48,315	1,160,043
Microsoft Corp.	1,587,429	91,213,670
MicroStrategy, Inc., Class A (I)	1,793	299,054
Mitek Systems, Inc. (I)(L)	5,957	46,286
MobileIron, Inc. (I)	10,444	31,436
Mobileye NV (I)(L)	25,500	1,246,695
Model N, Inc. (I)	4,715	50,545
Monotype Imaging Holdings, Inc.	7,709	162,660
NCSoft Corp.	2,561	617,904
Nexon Company, Ltd.	27,500	377,478

The accompanying notes are an integral part of the financial statements.

178

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Nice, Ltd.	8,824	$604,302
Nintendo Company, Ltd.	17,700	3,907,425
Open Text Corp.	19,139	1,203,740
Oracle Corp.	628,586	25,910,315
Oracle Corp. Japan	6,000	349,381
Paycom Software, Inc. (I)	8,365	429,459
Paylocity Holding Corp. (I)	4,156	187,145
Pegasystems, Inc.	6,908	177,881
Progress Software Corp. (I)	9,569	277,597
Proofpoint, Inc. (I)	7,767	597,671
PROS Holdings, Inc. (I)	5,008	98,557
PTC, Inc. (I)	31,961	1,363,776
QAD, Inc., Class A	2,179	50,487
Qualys, Inc. (I)	5,242	180,325
Rapid7, Inc. (I)(L)	4,165	74,845
RealPage, Inc. (I)	10,383	267,258
Red Hat, Inc. (I)	36,656	2,675,155
RingCentral, Inc., Class A (I)	11,161	244,984
Rosetta Stone, Inc. (I)	4,382	38,737
Rovi Corp. (I)	15,367	314,562
salesforce.com, Inc. (I)	128,626	10,215,477
SAP SE	152,845	13,422,835
Sapiens International Corp. NV	4,446	59,799
Silver Spring Networks, Inc. (I)	7,362	100,491
Symantec Corp.	123,604	2,982,565
Synchronoss Technologies, Inc. (I)	7,922	330,744
Synopsys, Inc. (I)	42,335	2,510,042
Take-Two Interactive Software, Inc. (I)	15,748	684,566
Tangoe, Inc. (I)(L)	5,826	54,124
Telenav, Inc. (I)	7,256	42,302
The Rubicon Project, Inc. (I)	7,155	60,818
The Sage Group PLC	151,861	1,446,895
The Ultimate Software Group, Inc. (I)	8,053	1,682,594
TiVo, Inc. (I)	17,670	187,479
TOTVS SA	19,526	181,401
Trend Micro, Inc.	17,500	621,337
TubeMogul, Inc. (I)(L)	4,496	40,824
Tyler Technologies, Inc. (I)	9,064	1,486,043
Varonis Systems, Inc. (I)	2,140	63,237
VASCO Data Security International, Inc. (I)	5,903	107,612
Verint Systems, Inc. (I)	11,827	403,537
VirnetX Holding Corp. (I)(L)	10,072	26,691
Workiva, Inc. (I)(L)	4,503	80,424
Zendesk, Inc. (I)	15,461	472,179
Zix Corp. (I)	11,887	45,289
		229,586,326
Technology hardware, storage and peripherals - 2.5%
3D Systems Corp. (I)(L)	50,147	727,132
Acer, Inc. (I)	321,000	143,804
Advantech Company, Ltd.	37,082	302,714
Apple, Inc.	1,202,443	127,579,202
Asustek Computer, Inc.	82,000	692,591
Avid Technology, Inc. (I)	6,963	62,597
BlackBerry, Ltd. (I)	74,921	568,449
Brother Industries, Ltd.	36,900	620,650
Canon, Inc.	166,900	4,785,970
Casetek Holdings, Ltd.	17,000	59,572
Catcher Technology Company, Ltd.	76,000	545,152
Chicony Electronics Company, Ltd.	59,706	147,399
Compal Electronics, Inc.	510,000	301,857
Cray, Inc. (I)	7,682	175,918
Diebold, Inc.	29,397	824,880
Eastman Kodak Company (I)(L)	3,504	54,277

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Electronics For Imaging, Inc. (I)	8,889	$418,494
EMC Corp.	428,720	12,428,593
Foxconn Technology Company, Ltd.	105,179	294,584
FUJIFILM Holdings Corp.	68,400	2,573,917
Hewlett Packard Enterprise Company	364,788	7,835,646
HP, Inc.	375,520	5,396,222
HTC Corp. (I)	76,000	203,202
Immersion Corp. (I)	6,124	44,399
Inventec Corp.	294,695	218,240
Konica Minolta, Inc.	70,700	638,680
Lenovo Group, Ltd.	460,564	309,986
Lexmark International, Inc., Class A	17,466	625,457
Lite-On Technology Corp.	247,415	373,806
NCR Corp. (I)	34,546	1,169,382
NEC Corp.	407,000	1,037,292
NetApp, Inc.	63,507	2,196,707
Nimble Storage, Inc. (I)	12,389	101,838
Pegatron Corp.	227,000	547,701
Pure Storage, Inc., Class A (I)(L)	11,700	137,007
Quanta Computer, Inc.	314,000	579,475
Ricoh Company, Ltd.	104,900	947,490
Seagate Technology PLC	65,554	2,211,792
Seiko Epson Corp.	43,800	839,458
Silicon Graphics International Corp. (I)	7,855	60,562
Stratasys, Ltd. (I)(L)	9,356	199,657
Super Micro Computer, Inc. (I)	7,355	159,089
Transcend Information, Inc.	24,000	69,092
USA Technologies, Inc. (I)(L)	7,986	39,770
Western Digital Corp.	61,821	2,885,186
Wistron Corp.	281,159	206,167
Ya Hsin Industrial Company, Ltd. (I)	18,000	0
		182,341,055
		1,228,321,075
Materials - 5.8%
Chemicals - 3.3%
A. Schulman, Inc.	5,529	140,990
Agrium, Inc.	20,798	2,003,992
Air Liquide SA	49,710	5,466,010
Air Products & Chemicals, Inc.	64,470	10,032,821
Air Water, Inc.	23,000	425,899
Akzo Nobel NV	30,335	2,044,816
Albemarle Corp.	37,212	2,975,844
American Vanguard Corp.	5,630	94,866
Arkema SA	9,685	866,576
Asahi Kasei Corp.	197,000	1,664,334
Ashland, Inc.	17,304	2,025,952
Balchem Corp.	6,023	421,791
BASF SE	142,851	11,587,437
Cabot Corp.	17,398	867,464
Calgon Carbon Corp.	9,590	139,055
CF Industries Holdings, Inc.	77,268	2,008,968
Chase Corp.	1,389	89,410
Chemtura Corp. (I)	12,088	362,519
Chr. Hansen Holding A/S	16,266	986,944
Codexis, Inc. (I)	7,928	33,060
Covestro AG (S)	11,031	573,624
Croda International PLC	18,471	803,081
Daicel Corp.	45,700	583,983
E.I. du Pont de Nemours & Company	289,639	20,158,874
Eastman Chemical Company	49,304	3,347,249
Ecolab, Inc.	87,559	10,774,135
EMS-Chemie Holding AG	1,440	766,819

The accompanying notes are an integral part of the financial statements.

179

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Evonik Industries AG	21,739	$729,440
Ferro Corp. (I)	15,871	211,719
Flotek Industries, Inc. (I)(L)	9,920	153,760
FMC Corp.	44,307	2,079,771
Formosa Chemicals & Fibre Corp.	374,100	970,000
Formosa Plastics Corp.	480,040	1,182,719
FutureFuel Corp.	5,117	59,818
GCP Applied Technologies, Inc. (I)	13,499	394,981
Givaudan SA	1,624	3,359,131
Grupa Azoty SA	3,587	58,889
Hanwha Chemical Corp.	15,838	362,469
Hawkins, Inc.	1,935	84,521
HB Fuller Company	9,435	447,974
Hitachi Chemical Company, Ltd.	16,300	351,881
Hyosung Corp.	3,197	377,679
Incitec Pivot, Ltd.	318,067	679,904
Indorama Ventures PCL	187,752	173,321
Ingevity Corp. (I)	8,075	358,369
Innophos Holdings, Inc.	3,710	156,636
Innospec, Inc.	4,414	261,662
International Flavors & Fragrances, Inc.	26,451	3,665,580
Israel Chemicals, Ltd.	74,232	314,015
Johnson Matthey PLC	27,240	1,194,251
JSR Corp.	30,000	439,295
K+S AG (L)	29,766	622,121
Kaneka Corp.	45,000	367,523
Kansai Paint Company, Ltd.	34,100	751,919
KMG Chemicals, Inc.	2,015	56,541
Koninklijke DSM NV	22,232	1,551,824
Koppers Holdings, Inc. (I)	3,867	126,219
Kraton Performance Polymers, Inc. (I)	5,619	202,621
Kumho Petrochemical Company, Ltd.	2,665	164,096
Kuraray Company, Ltd.	55,500	794,202
LANXESS AG	14,241	758,147
LG Chem, Ltd.	6,846	1,654,792
Linde AG	28,888	4,932,711
Lotte Chemical Corp.	2,255	540,290
LSB Industries, Inc. (I)	4,254	51,048
LyondellBasell Industries NV, Class A	113,164	8,927,508
Methanex Corp.	14,191	412,182
Mexichem SAB de CV	44,700	103,249
Minerals Technologies, Inc.	16,292	1,149,726
Mitsubishi Chemical Holdings Corp.	212,100	1,342,159
Mitsubishi Gas Chemical Company, Inc.	55,000	372,605
Mitsui Chemicals, Inc.	144,000	690,388
Monsanto Company	144,838	15,425,247
Nan Ya Plastics Corp.	552,210	1,052,595
NewMarket Corp.	2,775	1,204,211
Nippon Paint Company, Ltd.	25,500	914,569
Nitto Denko Corp.	25,800	1,763,492
Novozymes A/S, B Shares	38,365	1,664,385
OCI Company, Ltd. (I)(L)	2,351	183,706
OCI NV (I)	11,187	196,331
Olin Corp.	77,427	1,675,520
OMNOVA Solutions, Inc. (I)	8,864	88,640
Orica, Ltd.	70,412	779,696
Petkim Petrokimya Holding AS	79,794	123,765
Petronas Chemicals Group BHD	203,545	335,397
PolyOne Corp.	39,312	1,355,085
Potash Corp. of Saskatchewan, Inc.	132,465	2,400,006
PPG Industries, Inc.	88,236	9,342,428
Praxair, Inc.	94,610	11,546,204
PTT Global Chemical PCL	455,311	800,314

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Quaker Chemical Corp.	2,411	$241,100
Rayonier Advanced Materials, Inc. (L)	8,384	103,123
RPM International, Inc.	37,040	2,019,791
Sensient Technologies Corp.	20,894	1,530,068
Shin-Etsu Chemical Company, Ltd.	60,800	4,469,518
Sika AG	378	1,802,232
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	240,099	123,782
Solvay SA	13,507	1,484,797
Stepan Company	3,732	262,210
Sumitomo Chemical Company, Ltd.	246,000	1,128,591
Symrise AG	19,188	1,411,478
Syngenta AG	16,341	7,134,053
Synthos SA (I)	36,070	35,840
Taiwan Fertilizer Company, Ltd.	94,000	124,018
Taiyo Nippon Sanso Corp.	19,000	193,226
Teijin, Ltd.	146,000	545,166
TerraVia Holdings, Inc. (I)(L)	16,851	44,655
The Chemours Company	34,946	460,938
The Dow Chemical Company	372,371	19,973,980
The Mosaic Company	116,114	3,491,548
The Scotts Miracle-Gro Company, Class A	12,632	1,045,930
The Sherwin-Williams Company	26,082	7,399,724
The Valspar Corp.	20,333	2,143,302
Toray Industries, Inc.	230,000	2,216,659
Trecora Resources (I)	4,330	47,284
Tredegar Corp.	5,166	97,327
Trinseo SA	5,415	313,312
Tronox, Ltd., Class A	12,971	118,425
Umicore SA	17,349	1,025,446
Yara International ASA	22,500	796,793
		237,522,076
Construction materials - 0.4%
Anhui Conch Cement Company, Ltd.,
H Shares	78,710	220,452
Asia Cement Corp.	266,796	238,107
Boral, Ltd.	140,271	695,597
Cementos Argos SA	134,935	535,691
Cemex SAB de CV (I)	624,319	517,205
China National Building Material
Company, Ltd., H Shares	160,000	71,995
CRH PLC (I)	95,153	3,198,011
Eagle Materials, Inc.	13,462	1,081,941
Fletcher Building, Ltd.	70,398	540,842
Grupo Argos SA	84,900	563,277
Headwaters, Inc. (I)	13,856	251,209
HeidelbergCement AG	21,933	2,035,361
Imerys SA	5,182	365,746
Indocement Tunggal Prakarsa Tbk PT	167,920	223,657
James Hardie Industries PLC	84,066	1,366,725
Lafarge Malaysia BHD	25,666	50,834
LafargeHolcim, Ltd. (I)	80,052	4,250,197
Martin Marietta Materials, Inc.	21,061	3,854,795
Semen Indonesia Persero Tbk PT	337,992	251,801
Siam Cement PCL, Foreign Shares	88,491	1,354,369
Summit Materials, Inc., Class A (I)	11,939	235,676
Taiheiyo Cement Corp.	189,000	574,287
Taiwan Cement Corp.	388,000	442,124
U.S. Concrete, Inc. (I)	2,731	144,798
Ultratech Cement, Ltd., GDR (L)	2,420	145,579
Vulcan Materials Company	44,174	5,030,093
		28,240,369

The accompanying notes are an integral part of the financial statements.

180

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging - 0.5%
AEP Industries, Inc.	822	$90,913
Amcor, Ltd.	218,485	2,623,630
AptarGroup, Inc.	17,609	1,373,150
Avery Dennison Corp.	29,597	2,291,992
Ball Corp.	57,679	4,567,600
Bemis Company, Inc.	26,401	1,388,693
CCL Industries, Inc., Class B	4,419	843,263
Greif, Inc., Class A	13,498	575,420
International Paper Company	136,345	6,611,369
Klabin SA	88,579	466,321
Multi Packaging
Solutions International, Ltd. (I)	4,115	57,692
Myers Industries, Inc.	4,477	64,245
Owens-Illinois, Inc. (I)	53,815	964,903
Packaging Corp. of America	26,240	2,063,251
Sealed Air Corp.	65,404	3,082,491
Silgan Holdings, Inc.	11,297	543,612
Sonoco Products Company	28,093	1,447,913
Toyo Seikan Group Holdings, Ltd.	25,600	474,650
UFP Technologies, Inc. (I)	1,561	38,775
WestRock Company	83,829	4,015,409
		33,585,292
Metals and mining - 1.5%
Agnico-Eagle Mines, Ltd.	34,449	1,746,092
AK Steel Holding Corp. (I)(L)	45,527	203,050
Alcoa, Inc.	436,054	4,395,424
Allegheny Technologies, Inc. (L)	51,145	872,534
Alumina, Ltd.	464,459	463,700
Aluminum Corp. of China, Ltd., H Shares (I)	272,780	102,103
Anglo American Platinum, Ltd. (I)	4,047	108,901
Anglo American PLC (I)	197,233	2,021,685
AngloGold Ashanti, Ltd. (I)	30,375	489,963
Antofagasta PLC	55,274	359,294
ArcelorMittal (I)	265,708	1,576,217
Barrick Gold Corp.	184,331	3,133,093
BHP Billiton PLC	297,096	3,864,352
BHP Billiton, Ltd.	605,636	9,295,385
Boliden AB	44,143	934,020
Carpenter Technology Corp.	21,780	790,178
Century Aluminum Company (I)	9,874	62,009
China Steel Corp.	1,370,958	949,245
Cia de Minas Buenaventura SAA, ADR (I)	21,400	264,504
Cia Siderurgica Nacional SA (I)	99,666	265,430
Cliffs Natural Resources, Inc. (I)(L)	33,465	190,751
Coeur Mining, Inc. (I)	29,108	370,836
Commercial Metals Company	53,574	831,468
Compass Minerals International, Inc.	9,419	701,998
Eldorado Gold Corp. (I)	113,205	362,560
Eregli Demir ve Celik Fabrikalari TAS	158,991	239,200
Ferroglobe PLC	12,679	104,602
First Quantum Minerals, Ltd.	109,078	826,777
Fortescue Metals Group, Ltd. (L)	293,722	1,080,892
Franco-Nevada Corp. (Toronto
Stock Exchange)	28,039	1,959,138
Freeport-McMoRan, Inc.	440,834	4,536,182
Fresnillo PLC	31,062	655,560
Glencore PLC (I)	1,721,447	3,939,102
Gold Fields, Ltd.	57,796	292,575
Gold Resource Corp.	10,343	53,990
Goldcorp, Inc.	131,349	1,999,181
Grupo Mexico SAB de CV, Series B	174,900	437,281
Haynes International, Inc.	2,530	93,332
Hecla Mining Company (L)	71,999	401,754

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Hitachi Metals, Ltd.	33,500	$406,381
Hyundai Steel Company	11,677	535,771
Impala Platinum Holdings, Ltd. (I)	47,112	181,133
Industrias Penoles SAB de CV	6,655	153,888
JFE Holdings, Inc.	81,700	1,270,446
Jiangxi Copper Company, Ltd., H Shares	87,925	101,384
Kaiser Aluminum Corp.	3,331	283,901
KGHM Polska Miedz SA	11,825	221,661
Kinross Gold Corp. (I)	194,561	777,413
Kobe Steel, Ltd.	485,000	450,837
Korea Zinc Company, Ltd.	1,278	547,382
Maruichi Steel Tube, Ltd.	8,800	304,102
Materion Corp.	3,930	115,306
Mitsubishi Materials Corp.	174,000	491,532
Newcrest Mining, Ltd. (I)	144,476	2,381,349
Newmont Mining Corp.	175,934	6,727,716
Nippon Steel & Sumitomo Metal Corp.	126,400	2,689,055
Norsk Hydro ASA	168,813	716,471
Nucor Corp.	105,455	5,115,622
Olympic Steel, Inc.	1,954	37,771
POSCO	10,262	2,112,439
Randgold Resources, Ltd.	13,137	1,231,652
Real Industry, Inc. (I)	5,558	38,183
Reliance Steel & Aluminum Company	20,167	1,453,637
Rio Tinto PLC	173,936	5,235,940
Rio Tinto, Ltd.	79,924	2,859,205
Royal Gold, Inc.	18,206	1,334,864
Ryerson Holding Corp. (I)	2,205	26,658
Schnitzer Steel Industries, Inc., Class A	5,179	97,262
Sibanye Gold, Ltd.	54,542	211,982
Silver Wheaton Corp.	68,903	1,746,481
South32, Ltd. (I)	1,003,499	1,445,970
Southern Copper Corp. (L)	9,700	250,454
Steel Dynamics, Inc.	67,912	1,671,993
Stillwater Mining Company (I)	23,422	296,288
Sumitomo Metal Mining Company, Ltd.	77,000	978,685
SunCoke Energy, Inc.	12,996	84,734
Teck Resources, Ltd.	89,755	1,454,395
thyssenkrupp AG	57,238	1,332,256
TimkenSteel Corp. (I)	7,820	77,027
Turquoise Hill Resources, Ltd. (I)	159,022	489,895
United States Steel Corp. (L)	45,603	886,522
Vale SA	205,172	1,076,308
Vedanta, Ltd., ADR	20,968	209,680
voestalpine AG	20,952	694,399
Worthington Industries, Inc.	21,059	903,431
Yamana Gold, Inc.	149,642	605,917
Zijin Mining Group Company, Ltd., H Shares	364,229	121,386
		103,411,122
Paper and forest products - 0.1%
Boise Cascade Company (I)	7,455	195,619
Clearwater Paper Corp. (I)	3,195	198,314
Deltic Timber Corp.	2,042	144,839
Domtar Corp.	17,450	651,234
Duratex SA	50,095	134,809
Empresas CMPC SA	168,576	334,429
Fibria Celulose SA	39,756	270,974
KapStone Paper and Packaging Corp.	16,519	289,248
Louisiana-Pacific Corp. (I)	67,225	1,309,543
Mondi PLC	51,712	1,052,251
Mondi, Ltd.	8,647	174,724
Neenah Paper, Inc.	3,085	248,127
Nine Dragons Paper Holdings, Ltd.	91,000	72,871

The accompanying notes are an integral part of the financial statements.

181

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Paper and forest products (continued)
Oji Holdings Corp.	133,000	$534,985
PH Glatfelter Company	8,360	185,341
Sappi, Ltd. (I)	40,394	199,022
Schweitzer-Mauduit International, Inc.	5,757	226,135
Stora Enso OYJ, R Shares	57,517	507,647
UPM-Kymmene OYJ	55,707	1,119,709
West Fraser Timber Company, Ltd.	10,829	364,572
		8,214,393
		410,973,252
Real estate - 3.8%
Equity real estate investment trusts - 3.1%
Acadia Realty Trust	13,422	495,809
Agree Realty Corp.	4,182	200,694
Alexander’s, Inc.	366	157,384
Alexandria Real Estate Equities, Inc.	21,370	2,352,623
American Assets Trust, Inc.	7,496	332,073
American Campus Communities, Inc.	36,369	1,822,451
American Tower Corp.	81,562	9,247,500
Apartment Investment & Management
Company, Class A	30,075	1,358,789
Armada Hoffler Properties, Inc.	6,674	91,968
Ascendas Real Estate Investment Trust	136,900	246,027
Ashford Hospitality Prime, Inc.	5,413	83,956
Ashford Hospitality Trust, Inc.	16,297	113,590
AvalonBay Communities, Inc.	26,354	4,612,214
BGP Holdings PLC (I)	181,302	11,527
Bluerock Residential Growth REIT, Inc.	4,650	62,310
Boston Properties, Inc.	29,512	4,135,517
Camden Property Trust	24,257	2,129,037
CapitaLand Commercial Trust	129,600	146,835
CapitaLand Mall Trust	155,400	246,233
Care Capital Properties, Inc.	23,405	701,916
CareTrust REIT, Inc.	11,218	166,699
CatchMark Timber Trust, Inc., Class A	8,580	100,386
CBL & Associates Properties, Inc.	32,270	460,493
Cedar Realty Trust, Inc.	16,969	128,455
Chatham Lodging Trust	7,264	150,583
Chesapeake Lodging Trust	11,492	292,816
City Office REIT, Inc.	4,539	58,825
Colony Starwood Homes	12,439	385,609
Communications Sales & Leasing, Inc. (I)	37,365	1,165,788
Community Healthcare Trust, Inc.	3,123	71,735
CorEnergy Infrastructure Trust, Inc.	2,432	71,549
CoreSite Realty Corp.	6,307	492,072
Corporate Office Properties Trust	26,391	752,671
Corrections Corp. of America	32,755	521,787
Cousins Properties, Inc.	39,154	431,477
Crown Castle International Corp.	64,728	6,134,273
DCT Industrial Trust, Inc.	24,688	1,202,552
Dexus Property Group	182,492	1,331,195
DiamondRock Hospitality Company	38,340	406,021
Digital Realty Trust, Inc.	28,221	2,796,419
Douglas Emmett, Inc.	39,150	1,470,474
Duke Realty Corp.	96,458	2,712,399
DuPont Fabros Technology, Inc.	13,987	593,049
Easterly Government Properties, Inc.	5,115	99,691
EastGroup Properties, Inc.	5,909	433,602
Education Realty Trust, Inc.	32,689	1,481,139
Emlak Konut Gayrimenkul Yatirim
Ortakligi AS	217,493	213,968
EPR Properties	17,732	1,388,770
Equinix, Inc.	13,341	4,918,160

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Equity One, Inc.	25,356	$787,050
Equity Residential	70,228	4,555,690
Essex Property Trust, Inc.	12,569	2,854,420
Extra Space Storage, Inc.	24,065	1,938,436
Farmland Partners, Inc. (L)	3,286	38,282
Federal Realty Investment Trust	13,637	2,168,283
FelCor Lodging Trust, Inc.	26,603	189,147
Fibra Uno Administracion SA de CV	111,400	215,613
First Industrial Realty Trust, Inc.	54,418	1,565,606
First Potomac Realty Trust	11,673	117,547
Fonciere Des Regions	4,825	451,590
Fortress Income Fund, Ltd.	51,693	119,773
Fortress Income Fund, Ltd., Class A	63,263	70,782
Four Corners Property Trust, Inc.	11,458	237,295
Franklin Street Properties Corp.	18,603	233,654
Gecina SA	5,941	931,156
General Growth Properties, Inc.	112,017	3,264,175
Getty Realty Corp.	5,239	123,274
Gladstone Commercial Corp.	5,425	97,650
Global Net Lease, Inc. (L)	33,166	275,278
Goodman Group	335,303	1,909,217
Government Properties Income Trust	13,316	310,263
Gramercy Property Trust	80,035	774,739
Growthpoint Properties, Ltd.	147,865	256,023
H&R Real Estate Investment Trust	21,757	386,894
Hammerson PLC	110,476	841,597
HCP, Inc.	89,712	3,528,373
Healthcare Realty Trust, Inc.	48,803	1,711,033
Hersha Hospitality Trust	7,897	154,307
Highwoods Properties, Inc.	27,160	1,440,566
Hospitality Properties Trust	42,254	1,288,324
Host Hotels & Resorts, Inc.	143,605	2,559,041
Hudson Pacific Properties, Inc.	14,723	492,779
Hyprop Investments, Ltd.	17,984	157,419
ICADE	5,359	414,337
Independence Realty Trust, Inc.	8,714	82,347
InfraREIT, Inc. (I)	7,723	145,965
Intu Properties PLC	132,656	550,958
Investors Real Estate Trust	23,654	157,063
Iron Mountain, Inc.	45,963	1,765,439
Japan Prime Realty Investment Corp.	130	574,998
Japan Real Estate Investment Corp.	205	1,205,449
Japan Retail Fund Investment Corp.	399	897,063
Kilroy Realty Corp.	25,702	1,866,736
Kimco Realty Corp.	80,605	2,422,180
Kite Realty Group Trust	15,733	454,369
Klepierre	31,801	1,493,469
Lamar Advertising Company, Class A	22,984	1,432,593
Land Securities Group PLC	111,307	1,599,007
LaSalle Hotel Properties	51,710	1,450,983
Lexington Realty Trust	43,822	472,839
Liberty Property Trust	40,882	1,685,565
Life Storage, Inc.	12,922	1,162,980
Link REIT	293,925	2,135,047
LTC Properties, Inc.	7,082	367,697
Mack-Cali Realty Corp.	41,796	1,160,257
Medical Properties Trust, Inc.	110,911	1,693,611
Mid-America Apartment Communities, Inc.	21,053	1,978,771
Mirvac Group	697,691	1,214,303
Monmouth Real Estate Investment Corp.	12,156	170,184
Monogram Residential Trust, Inc.	32,291	339,701
National Health Investors, Inc.	6,969	559,471
National Retail Properties, Inc.	40,157	2,011,866

The accompanying notes are an integral part of the financial statements.

182

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
National Storage Affiliates Trust	4,564	$92,695
New Senior Investment Group, Inc.	15,094	187,015
New York REIT, Inc.	31,863	307,797
NexPoint Residential Trust, Inc.	4,330	90,540
Nippon Building Fund, Inc.	221	1,352,574
Nippon Prologis REIT, Inc.	244	585,483
Nomura Real Estate Master Fund, Inc.	553	913,083
Northstar Realty Europe Corp.	11,793	120,760
Omega Healthcare Investors, Inc.	46,170	1,671,354
One Liberty Properties, Inc.	3,156	76,533
Parkway Properties, Inc.	15,417	277,506
Pebblebrook Hotel Trust	13,653	410,136
Pennsylvania Real Estate Investment Trust	13,237	332,116
Physicians Realty Trust	25,545	546,918
Post Properties, Inc.	14,914	988,500
Potlatch Corp.	19,225	728,051
Preferred Apartment Communities, Inc.	4,963	68,688
Prologis, Inc.	100,959	5,361,932
PS Business Parks, Inc.	3,643	403,572
Public Storage	28,315	6,340,861
QTS Realty Trust, Inc., Class A	8,756	474,488
RAIT Financial Trust	19,573	61,459
Ramco-Gershenson Properties Trust	15,243	296,171
Rayonier, Inc.	34,166	940,590
Realty Income Corp.	49,512	3,254,424
Redefine Properties Ltd.	334,328	251,098
Regency Centers Corp.	27,217	2,192,057
Resilient REIT, Ltd.	20,684	166,110
Retail Opportunity Investments Corp.	19,062	425,273
Rexford Industrial Realty, Inc.	12,239	273,297
RioCan Real Estate Investment Trust	25,367	532,719
RLJ Lodging Trust	23,126	539,761
Ryman Hospitality Properties	8,200	442,472
Sabra Health Care REIT, Inc.	12,633	321,889
Saul Centers, Inc.	1,775	117,647
Scentre Group	1,004,131	3,746,093
Segro PLC	105,331	626,978
Select Income REIT	11,893	324,560
Senior Housing Properties Trust	66,210	1,479,131
Seritage Growth Properties (L)	4,776	212,532
Silver Bay Realty Trust Corp.	6,566	124,951
Simon Property Group, Inc.	59,447	12,809,045
SL Green Realty Corp.	19,269	2,268,347
Smart Real Estate Investment Trust	9,776	264,192
STAG Industrial, Inc.	13,169	326,986
Stockland	450,979	1,641,798
Summit Hotel Properties, Inc.	16,574	237,008
Sunstone Hotel Investors, Inc.	41,267	573,199
Suntec Real Estate Investment Trust	150,300	184,637
Tanger Factory Outlet Centers, Inc.	26,499	1,076,919
Taubman Centers, Inc.	16,825	1,306,798
Terreno Realty Corp.	8,191	219,191
The British Land Company PLC	137,662	1,198,977
The GEO Group, Inc.	13,990	280,360
The GPT Group	338,742	1,354,932
The Macerich Company	24,262	1,986,815
Tier REIT, Inc.	9,290	148,826
UDR, Inc.	51,362	1,858,277
UMH Properties, Inc.	6,505	77,019
Unibail-Rodamco SE	2,732	751,757
Unibail-Rodamco SE (Amsterdam
Stock Exchange)	11,517	3,169,100
United Urban Investment Corp.	460	820,315

Strategic Equity Allocation Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Universal Health Realty Income Trust	2,436	$150,033
Urban Edge Properties	42,549	1,219,454
Urstadt Biddle Properties, Inc., Class A	5,330	121,044
Ventas, Inc.	64,962	4,720,789
Vicinity Centres	634,401	1,576,445
Vornado Realty Trust	34,094	3,522,251
Washington Prime Group, Inc.	87,020	1,195,655
Washington Real Estate Investment Trust	13,736	446,420
Weingarten Realty Investors	32,188	1,327,755
Welltower, Inc.	68,582	5,263,669
Westfield Corp. (I)	372,300	2,855,520
Weyerhaeuser Company	143,476	4,569,711
Whitestone REIT	5,803	84,085
Xenia Hotels & Resorts, Inc.	19,762	332,792
		224,091,569
Real estate management and development - 0.7%
Aeon Mall Company, Ltd.	18,100	255,126
Alexander & Baldwin, Inc.	21,811	875,275
Altisource Portfolio Solutions SA (I)(L)	2,230	72,653
AV Homes, Inc. (I)	3,137	47,588
Ayala Land, Inc.	773,300	637,993
Azrieli Group	6,184	270,381
BR Malls Participacoes SA (I)	91,466	349,526
Bumi Serpong Damai Tbk PT	881,000	142,402
CapitaLand, Ltd.	160,800	361,559
CBRE Group, Inc., Class A (I)	56,055	1,675,484
Central Pattana PCL	313,400	544,746
Cheung Kong Property Holdings, Ltd.	352,948	2,474,324
China Evergrande Group	261,900	180,387
China Jinmao Holdings Group, Ltd.	206,000	64,089
China Overseas Land & Investment, Ltd.	250,397	824,704
China Resources Land, Ltd.	177,211	497,287
China Vanke Company, Ltd., H Shares	83,700	214,077
City Developments, Ltd.	25,600	159,180
Consolidated-Tomoka Land Company	953	50,252
Country Garden Holdings Company, Ltd.	356,467	180,661
Daito Trust Construction Company, Ltd.	11,200	1,649,813
Daiwa House Industry Company, Ltd.	88,600	2,288,918
Dalian Wanda Commercial Properties
Company, Ltd., H Shares (S)	37,400	253,520
Deutsche Wohnen AG	52,525	1,971,769
First Capital Realty, Inc.	19,502	329,990
Forestar Group, Inc. (I)	6,820	85,591
Global Logistic Properties, Ltd.	167,000	222,048
Guangzhou R&F Properties Company, Ltd.,
H Shares	67,200	113,253
Hang Lung Properties, Ltd.	294,000	668,271
Henderson Land Development Company, Ltd.	142,220	829,785
HFF, Inc., Class A	6,936	185,954
Highwealth Construction Corp.	102,800	159,627
Hongkong Land Holdings, Ltd.	153,700	996,174
Hulic Company, Ltd.	46,700	442,841
Hysan Development Company, Ltd.	82,557	398,065
Immoeast AG (I)	14,582	0
IOI Properties Group BHD	114,933	71,324
Jones Lang LaSalle, Inc.	12,580	1,468,715
Kennedy-Wilson Holdings, Inc.	15,823	349,055
Kerry Properties, Ltd.	82,268	238,925
LendLease Group	104,096	1,078,681
Lippo Karawaci Tbk PT	2,106,300	174,408
Longfor Properties Company, Ltd.	94,500	151,929
Marcus & Millichap, Inc. (I)	3,022	78,723
Megaworld Corp.	1,190,300	120,103

The accompanying notes are an integral part of the financial statements.

183

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
Mitsubishi Estate Company, Ltd.	196,000	$3,713,232
Mitsui Fudosan Company, Ltd.	140,000	3,023,117
Multiplan Empreendimentos Imobiliarios SA	12,867	232,341
New Europe Property Investments PLC	17,449	193,965
New World Development Company, Ltd.	726,257	908,175
Nomura Real Estate Holdings, Inc.	19,500	318,028
NTT Urban Development Corp.	19,100	175,546
RE/MAX Holdings, Inc., Class A	3,335	138,869
Robinsons Land Corp.	172,700	118,146
Ruentex Development Company, Ltd. (I)	87,000	101,785
Shanghai Lujiazui Finance & Trade Zone
Development Company, Ltd.	64,440	107,389
Shimao Property Holdings, Ltd.	86,000	119,358
Shui On Land, Ltd.	271,959	77,032
Sino Land Company, Ltd.	399,075	682,056
Sino-Ocean Group Holding, Ltd.	167,858	77,716
SM Prime Holdings, Inc.	873,300	558,817
SOHO China, Ltd.	112,500	67,063
Sumitomo Realty &
Development Company, Ltd.	56,000	1,481,101
Summarecon Agung Tbk PT	1,152,100	151,607
Sun Hung Kai Properties, Ltd.	188,500	2,648,099
Sunac China Holdings, Ltd.	104,400	72,289
Swire Pacific, Ltd., Class A	71,000	783,272
Swire Properties, Ltd.	157,200	442,135
Swiss Prime Site AG (I)	12,265	1,079,148
Tejon Ranch Company (I)	2,888	68,561
The RMR Group, Inc., Class A	1,473	56,784
The St. Joe Company (I)	9,848	186,029
The Wharf Holdings, Ltd.	178,625	1,258,865
Tokyo Tatemono Company, Ltd.	32,300	379,702
Tokyu Fudosan Holdings Corp.	80,300	447,942
UOL Group, Ltd.	29,800	121,422
Vonovia SE	72,518	2,817,603
Wheelock & Company, Ltd.	106,000	605,272
		47,417,642
		271,509,211
Telecommunication services - 3.2%
Diversified telecommunication services - 2.4%
Alibaba Health
Information Technology, Ltd. (I)	196,000	121,686
Asia Pacific Telecom Company, Ltd. (I)	237,000	79,753
AT&T, Inc.	1,374,446	56,187,352
ATN International, Inc.	1,976	129,112
BCE, Inc.	23,290	1,088,134
Bezeq The
Israeli Telecommunication Corp., Ltd.	301,489	605,971
BT Group PLC	1,191,487	6,046,738
CenturyLink, Inc.	121,918	3,389,320
China Communications Services Corp., Ltd.,
H Shares	172,400	101,200
China Telecom Corp., Ltd., H Shares	882,196	454,569
China Unicom Hong Kong, Ltd.	380,416	430,128
Chunghwa Telecom Company, Ltd.	441,000	1,583,224
Cincinnati Bell, Inc. (I)	39,750	166,155
Cogent Communications Holdings, Inc.	7,701	273,694
Consolidated Communications Holdings, Inc.	9,214	221,597
Deutsche Telekom AG	501,526	8,366,118
Elisa OYJ	14,819	521,416
FairPoint Communications, Inc. (I)	4,294	59,858
Frontier Communications Corp. (L)	262,097	1,205,646
General Communication, Inc., Class A (I)	5,761	80,078

Strategic Equity Allocation Fund (continued)
	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Globalstar, Inc. (I)(L)	73,858	$115,218
Hawaiian Telcom Holdco, Inc. (I)	1,527	34,174
HKT Trust and HKT, Ltd.	346,000	477,150
IDT Corp., Class B	3,643	54,244
Iliad SA	3,811	787,523
Inmarsat PLC	63,298	641,468
Inteliquent, Inc.	6,506	108,260
Iridium Communications, Inc. (I)(L)	15,962	132,963
Koninklijke KPN NV	418,470	1,368,181
KT Corp.	3,285	92,871
Level 3 Communications, Inc. (I)	64,782	3,215,131
LG Uplus Corp.	32,038	334,231
Lumos Networks Corp. (I)	4,275	58,781
Nippon Telegraph & Telephone Corp.	108,200	4,757,453
O2 Czech Republic AS	9,485	88,652
Orange Polska SA	64,952	89,432
Orange SA	286,891	4,373,345
ORBCOMM, Inc. (I)	12,401	123,390
PCCW, Ltd.	547,000	346,633
pdvWireless, Inc. (I)(L)	2,031	51,973
Proximus SADP	27,690	848,068
SFR Group SA	15,826	421,922
Singapore Telecommunications, Ltd.	334,500	992,928
Singapore Telecommunications, Ltd.	175,950	518,394
Spark New Zealand, Ltd.	186,498	514,614
Straight Path
Communications, Inc., Class B (I)(L)	1,869	44,295
Swisscom AG	4,553	2,177,819
TDC A/S (I)	133,459	738,075
Telecom Italia SpA (I)	1,846,851	1,676,372
Telecom Italia SpA (I)	1,098,676	805,659
Telefonica Deutschland Holding AG	115,564	474,566
Telefonica SA	645,248	6,510,429
Telekom Malaysia BHD	101,418	170,913
Telekomunikasi Indonesia Persero Tbk PT	5,732,900	1,811,621
Telenor ASA	94,510	1,648,166
Telia Company AB	419,833	1,894,572
Telkom SA SOC, Ltd.	18,436	76,333
Telstra Corp., Ltd.	806,505	3,184,821
TELUS Corp.	31,311	1,027,146
TPG Telecom, Ltd.	63,957	585,153
True Corp. PCL	2,092,894	489,273
Turk Telekomunikasyon AS	45,587	92,003
Verizon Communications, Inc.	910,080	47,624,486
Vocus Communications, Ltd.	94,865	547,668
Vonage Holdings Corp. (I)	36,249	210,607
Windstream Holdings, Inc. (L)	18,089	153,937
		173,602,662
Wireless telecommunication services - 0.8%
Advanced Info Service PCL	224,900	1,074,507
America Movil SAB de CV, Series L	1,420,200	848,043
Axiata Group BHD	226,353	306,157
Boingo Wireless, Inc. (I)	7,450	63,325
China Mobile, Ltd.	391,470	4,822,525
DiGi.Com BHD	295,920	366,022
Empresa Nacional
de Telecomunicaciones SA (I)	19,714	185,883
Far EasTone
Telecommunications Company, Ltd.	185,000	430,466
Globe Telecom, Inc.	3,485	147,248
KDDI Corp.	294,700	8,615,445
Leap Wireless International, Inc. (I)	7,912	24,923
Maxis BHD	163,260	252,327

The accompanying notes are an integral part of the financial statements.

184

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Wireless telecommunication services (continued)
Millicom International Cellular SA	10,690	$547,315
MTN Group, Ltd.	123,477	1,009,768
NII Holdings, Inc. (I)(L)	10,692	35,604
NTT DOCOMO, Inc.	223,700	5,641,552
PLDT, Inc.	16,335	639,585
Rogers Communications, Inc., Class B	57,343	2,455,683
Shenandoah Telecommunications Company	8,834	227,210
SK Telecom Company, Ltd.	2,938	575,036
SoftBank Group Corp.	150,300	9,804,715
Spok Holdings, Inc.	4,277	70,784
StarHub, Ltd.	37,700	101,183
Taiwan Mobile Company, Ltd.	194,000	681,266
Tele2 AB, B Shares	51,968	431,960
Telephone & Data Systems, Inc.	26,403	735,852
Tim Participacoes SA	135,089	347,637
Tower Bersama Infrastructure Tbk PT	273,400	114,844
Turkcell Iletisim Hizmetleri AS (I)	99,759	334,359
Vodacom Group, Ltd.	27,681	288,112
Vodafone Group PLC	3,736,817	11,276,411
XL Axiata Tbk PT (I)	423,251	90,537
		52,546,284
		226,148,946
Utilities - 2.5%
Electric utilities - 1.2%
ALLETE, Inc.	9,378	556,115
Alliant Energy Corp.	22,775	864,311
American Electric Power Company, Inc.	49,695	3,208,806
AusNet Services	337,334	435,623
CEZ AS	22,462	392,068
Cheung Kong Infrastructure Holdings, Ltd.	87,000	729,901
Chubu Electric Power Company, Inc.	100,800	1,363,171
CLP Holdings, Ltd.	214,500	2,198,562
Contact Energy, Ltd.	76,166	287,324
CPFL Energia SA	32,637	234,984
Duke Energy Corp.	69,423	5,530,236
Edison International	33,086	2,406,014
EDP - Energias de Portugal SA	348,683	1,171,440
EDP - Energias do Brasil SA	48,032	212,702
El Paso Electric Company	7,723	352,864
Electricite de France SA (L)	36,066	463,002
Endesa SA	45,751	932,352
Enea SA (I)	16,744	42,294
Enel SpA	1,390,636	6,145,129
Energa SA	15,068	31,225
Enersis Americas SA	2,565,545	424,923
Enersis Chile SA	2,539,355	270,759
Entergy Corp.	17,869	1,397,356
Equatorial Energia SA	31,700	496,429
Eversource Energy	31,737	1,712,846
Exelon Corp.	93,222	3,169,548
FirstEnergy Corp.	42,447	1,389,290
Fortis, Inc.	44,680	1,405,406
Fortum OYJ	46,350	714,992
Great Plains Energy, Inc.	43,067	1,169,700
Hawaiian Electric Industries, Inc.	30,083	902,791
HK Electric Investments & HK
Electric Investments, Ltd. (S)	346,500	325,071
Hokuriku Electric Power Company	26,300	314,430
Hydro One, Ltd. (S)	28,500	569,826
Iberdrola SA	800,992	5,276,076
IDACORP, Inc.	23,540	1,790,688
Interconexion Electrica SA ESP	113,392	377,681

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Korea Electric Power Corp.	37,803	$1,963,516
Kyushu Electric Power Company, Inc.	66,800	622,266
Mercury NZ, Ltd.	68,309	157,087
MGE Energy, Inc.	6,788	372,933
NextEra Energy, Inc.	46,512	5,625,161
OGE Energy Corp.	55,682	1,733,381
Otter Tail Corp.	7,272	248,993
PG&E Corp.	50,175	3,107,840
PGE Polska Grupa Energetyczna SA	73,656	217,619
Pinnacle West Capital Corp.	11,124	834,745
PNM Resources, Inc.	37,276	1,185,004
Portland General Electric Company	16,788	706,943
Power Assets Holdings, Ltd.	181,000	1,728,933
PPL Corp.	68,743	2,390,882
Red Electrica Corp. SA	62,391	1,343,513
Reliance Infrastructure, Ltd., GDR (S)	1,952	52,172
Shikoku Electric Power Company, Inc.	26,200	249,960
Spark Energy, Inc., Class A (L)	1,025	29,715
SSE PLC	141,629	2,799,892
Tauron Polska Energia SA (I)	75,918	53,993
Tenaga Nasional BHD	286,736	1,041,500
Terna Rete Elettrica Nazionale SpA	274,922	1,421,668
The Chugoku Electric Power Company, Inc.	43,500	522,507
The Empire District Electric Company	8,398	284,020
The Kansai Electric Power Company, Ltd. (I)	110,200	945,073
The Southern Company	94,580	4,854,791
Tohoku Electric Power Company, Inc.	70,800	888,169
Tokyo Electric Power Company, Inc. (I)	226,300	912,064
Transmissora Alianca de Energia Eletrica SA	14,055	100,977
Westar Energy, Inc.	39,504	2,170,350
Xcel Energy, Inc.	51,667	2,136,947
		89,968,549
Gas utilities - 0.4%
APA Group, Ltd.	210,238	1,457,584
Atmos Energy Corp.	28,504	2,100,745
Chesapeake Utilities Corp.	2,743	174,592
China Gas Holdings, Ltd.	109,800	186,356
China Resources Gas Group, Ltd.	56,000	187,356
Delta Natural Gas Company, Inc. (L)	2,098	52,198
Enagas SA	32,683	960,457
ENN Energy Holdings, Ltd.	48,700	272,321
GAIL India, Ltd., GDR	2,997	102,858
GAIL India, Ltd., GDR	500	17,150
Gas Natural SDG SA	50,477	1,042,733
Hong Kong & China Gas Company, Ltd.	997,159	1,899,442
Korea Gas Corp.	3,903	148,281
National Fuel Gas Company	23,682	1,351,295
New Jersey Resources Corp.	40,141	1,350,343
Northwest Natural Gas Company	5,111	305,280
ONE Gas, Inc.	24,275	1,486,358
Osaka Gas Company, Ltd.	293,000	1,154,560
Perusahaan Gas Negara Persero Tbk PT	1,242,269	282,201
Petronas Gas BHD	60,099	327,800
Questar Corp.	48,904	1,223,089
Snam SpA	446,866	2,480,293
South Jersey Industries, Inc.	15,061	447,010
Southwest Gas Corp.	21,531	1,503,294
Spire, Inc.	8,324	538,563
Toho Gas Company, Ltd.	59,000	501,944
Tokyo Gas Company, Ltd.	319,000	1,368,810
UGI Corp.	48,147	2,189,726

The accompanying notes are an integral part of the financial statements.

185

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Gas utilities (continued)
WGL Holdings, Inc.	23,528	$1,478,500
		26,591,139
Independent power and renewable electricity producers - 0.1%
Aboitiz Power Corp.	155,100	151,337
AES Corp.	65,835	794,628
AES Gener SA	342,472	135,998
AES Tiete Energia SA	32,700	169,110
Atlantic Power Corp.	25,456	65,676
Atlantica Yield PLC (L)	11,375	215,101
CGN Power Company, Ltd., H Shares (S)	675,500	195,335
China Longyuan Power Group Corp., H Shares	208,200	174,506
China Power International Development, Ltd.	182,100	68,602
China Resources Power
Holdings Company, Ltd.	122,532	211,053
Colbun SA	1,047,642	221,730
Dynegy, Inc. (I)	22,326	282,870
Electric Power Development Company, Ltd.	22,900	558,928
Electricity Generating PCL, Foreign Shares	30,400	173,295
Empresa Nacional de Electricidad SA	433,204	324,630
Endesa Americas SA	441,558	196,783
Energy Development Corp.	986,600	121,235
Engie Brasil Energia SA	26,047	314,577
Glow Energy PCL, Foreign Shares	111,200	256,699
Huadian Power International Corp., H Shares	88,000	39,288
Huaneng Power International, Inc., H Shares	274,564	167,295
Huaneng Renewables Corp., Ltd., H Shares	224,600	83,127
Meridian Energy, Ltd.	133,759	281,306
NRG Energy, Inc.	31,524	381,756
NRG Yield, Inc., Class A	7,228	116,299
NRG Yield, Inc., Class C (L)	11,937	201,019
Ormat Technologies, Inc.	7,487	362,371
Pattern Energy Group, Inc.	11,184	266,179
Talen Energy Corp. (I)	34,166	471,832
TerraForm Global, Inc., Class A (I)(L)	18,485	66,916
TerraForm Power, Inc., Class A (I)(L)	16,931	217,394
		7,286,875
Multi-utilities - 0.7%
AGL Energy, Ltd.	127,209	1,771,345
Ameren Corp.	24,295	1,200,659
ATCO, Ltd., Class I	12,371	453,842
Avista Corp.	11,772	478,179
Black Hills Corp.	24,093	1,409,681
Canadian Utilities, Ltd., Class A	19,423	556,889
CenterPoint Energy, Inc.	43,067	967,715
Centrica PLC	763,629	2,334,998
CMS Energy Corp.	27,922	1,171,886
Consolidated Edison, Inc.	30,889	2,324,397
Dominion Resources, Inc. (VA)	62,108	4,605,929
DTE Energy Company	17,942	1,666,812
DUET Group	437,896	865,257
E.ON SE	311,265	2,862,524
Engie SA	211,034	3,372,649
MDU Resources Group, Inc.	54,454	1,283,481
National Grid PLC	527,185	7,255,116
NiSource, Inc.	32,201	770,892
NorthWestern Corp.	9,149	528,995
Public Service Enterprise Group, Inc.	50,600	2,163,656
RWE AG (I)	76,142	1,242,726
SCANA Corp.	14,314	1,011,284
Sempra Energy	24,024	2,513,631
Suez	47,065	713,659
Unitil Corp.	2,798	110,633

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
Vectren Corp.	23,088	$1,129,234
Veolia Environnement SA	65,132	1,387,942
WEC Energy Group, Inc.	31,592	1,891,729
YTL Corp. BHD	366,517	151,532
YTL Power International BHD	140,563	51,621
		48,248,893
Water utilities - 0.1%
Aguas Andinas SA, Class A	341,778	203,459
American States Water Company	6,982	272,158
American Water Works Company, Inc.	17,804	1,317,318
Aqua America, Inc.	49,428	1,503,105
Artesian Resources Corp., Class A	2,027	55,682
Beijing Enterprises Water Group, Ltd.	278,000	193,380
California Water Service Group	9,152	279,044
Cia de Saneamento Basico do Estado de
Sao Paulo	54,540	496,386
Connecticut Water Service, Inc.	2,170	100,623
Consolidated Water Company, Ltd. (L)	3,566	45,217
Guangdong Investment, Ltd.	179,380	276,991
Middlesex Water Company	3,097	103,347
Severn Trent PLC	33,140	1,037,143
SJW Corp.	3,149	134,431
United Utilities Group PLC	96,048	1,226,482
York Water Company	2,863	81,023
		7,325,789
		179,421,245
TOTAL COMMON STOCKS (Cost $5,930,629,250)		$6,762,675,708

PREFERRED SECURITIES - 0.5%
Consumer discretionary - 0.1%
Auto components - 0.0%
Schaeffler AG	25,802	399,103
Automobiles - 0.1%
Bayerische Motoren Werke AG	8,464	633,474
Hyundai Motor Company, Ltd.	3,357	288,407
Hyundai Motor Company, Ltd., 2nd Preferred	5,546	499,757
Porsche Automobil Holding SE	23,801	1,202,605
Volkswagen AG	28,863	3,994,767
		6,619,010
Multiline retail - 0.0%
Lojas Americanas SA	95,026	565,883
		7,583,996
Consumer staples - 0.1%
Beverages - 0.0%
Embotelladora Andina SA, B Shares	35,438	126,849
Food and staples retailing - 0.0%
Cia Brasileira de Distribuicao	25,156	392,313
Household products - 0.1%
Henkel AG & Company KGaA	27,708	3,631,629
Personal products - 0.0%
Amorepacific Corp.	1,271	250,611
LG Household & Health Care, Ltd.	300	153,081
		403,692
		4,554,483
Energy - 0.0%
Oil, gas and consumable fuels - 0.0%
Petroleo Brasileiro SA (I)	625,161	2,487,712

The accompanying notes are an integral part of the financial statements.

186

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Financials - 0.2%
Banks - 0.2%
Banco Bradesco SA	442,713	$3,984,033
Bancolombia SA	132,006	1,292,391
Grupo Aval Acciones y Valores SA	1,021,995	429,800
Itau Unibanco Holding SA	459,944	5,106,216
Itausa - Investimentos Itau SA	620,740	1,653,154
		12,465,594
Diversified financial services - 0.0%
Grupo de Inversiones Suramericana SA	29,484	378,928
		12,844,522
Information technology - 0.1%
Technology hardware, storage and peripherals - 0.1%
Samsung Electronics Company, Ltd.	2,698	3,199,745
Materials - 0.0%
Chemicals - 0.0%
Braskem SA, A Shares	24,457	182,602
FUCHS PETROLUB AG	10,812	491,344
LG Chem, Ltd.	1,074	173,033
Sociedad Quimica y Minera de Chile SA,
B Shares	12,589	320,032
		1,167,011
Metals and mining - 0.0%
Gerdau SA	146,283	411,325
Vale SA	306,966	1,375,510
		1,786,835
Paper and forest products - 0.0%
Suzano Papel e Celulose SA, A Shares	64,009	202,184
		3,156,030
Telecommunication services - 0.0%
Diversified telecommunication services - 0.0%
Telefonica Brasil SA	71,354	1,075,878
Utilities - 0.0%
Electric utilities - 0.0%
Centrais Eletricas Brasileiras SA, B Shares (I)	36,004	317,761
Cia Energetica de Minas Gerais	120,348	326,101
Cia Paranaense de Energia, B Shares	16,437	167,770
		811,632
Independent power and renewable electricity producers - 0.0%
Cia Energetica de Sao Paulo, B Shares	30,183	126,090
		937,722
TOTAL PREFERRED SECURITIES (Cost $31,257,388)		$35,840,088

EXCHANGE-TRADED FUNDS - 0.9%
iShares MSCI India ETF	1,363,886	40,316,470
iShares MSCI Russia Capped ETF (L)	337,758	4,715,102
VanEck Vectors Russia ETF	1,048,747	19,003,296
TOTAL EXCHANGE-TRADED FUNDS (Cost $63,388,440)		$64,034,868

RIGHTS - 0.0%
AES Tiete Energia SA (Expiration Date:
09/19/2016; Strike Price: BRL 12.65) (I)	1,048	1,341
Community Health Systems, Inc. (I)(N)	70,775	531
Hanwha Corp. (Expiration Date: 09/27/2016;
Strike Price: KRW 17,000) (I)	1,626	4,667

Strategic Equity Allocation Fund (continued)

	Shares or
	Principal
	Amount	Value
RIGHTS (continued)
Par Pacific Holdings, Inc. (Expiration Date:
09/14/2016; Strike Price $12.25) (I)(L)	5,337	$208
TOTAL RIGHTS (Cost $4,600)		$6,747

WARRANTS - 0.0%
Asterias Biotherapeutics, Inc. (Expiration Date:
09/30/2016; Strike Price $5.00) (I)	456	87
Imperial Holdings, Ltd. (Expiration
Date: 04/11/2019) (I)(N)	163	11
Indorama Ventures PCL (Expiration Date:
08/24/2017; Strike Price: THB 36.00) (I)	15,200	1,493
Indorama Ventures PCL (Expiration Date:
08/24/2018; Strike Price: THB 43.00) (I)	11,692	939
Minor International PCL (Expiration Date:
11/03/2017; Strike Price: THB 40.00) (I)	11,170	2,033
TOTAL WARRANTS (Cost $260)		$4,563

SECURITIES LENDING COLLATERAL - 1.3%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	9,129,240	91,349,000
TOTAL SECURITIES LENDING
COLLATERAL (Cost $91,340,772)		$91,349,000

SHORT-TERM INVESTMENTS - 4.2%
Repurchase agreement - 4.2%
Repurchase Agreement with State Street Corp.
dated 08/31/2016 at 0.030% to be
repurchased at $300,480,250 on 09/01/2016,
collateralized by $261,685,000
U.S. Treasury Bonds, 3.000% due
11/15/2045 (valued at $306,498,556,
including interest)	$300,480,000	300,480,000
TOTAL SHORT-TERM INVESTMENTS (Cost $300,480,000)		$300,480,000
Total Investments (Strategic Equity Allocation Fund) (Cost $6,417,100,710) - 101.6%		$7,254,390,974
Other assets and liabilities, net - (1.6%)		(115,576,855)
TOTAL NET ASSETS - 100.0%		$7,138,814,119

Total Return Fund

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 72.4%
U.S. Government - 37.1%
Treasury Inflation Protected Securities
0.125%, 04/15/2018 to 01/15/2023	$83,145,694	$83,846,851
0.375%, 07/15/2023	20,402,108	20,908,856
0.750%, 02/15/2042 to 02/15/2045	13,744,950	14,266,470
1.000%, 02/15/2046	7,628,775	8,493,848
1.375%, 02/15/2044	3,102,360	3,698,739
1.750%, 01/15/2028	37,389,300	43,486,261
2.000%, 01/15/2026	38,857,920	45,218,884
2.375%, 01/15/2025 to 01/15/2027	77,054,991	92,192,645
2.500%, 01/15/2029	19,756,880	24,964,734
3.625%, 04/15/2028	4,917,396	6,762,939
3.875%, 04/15/2029	9,382,848	13,463,758
U.S. Treasury Bonds
2.250%, 08/15/2046	6,400,000	6,422,502

The accompanying notes are an integral part of the financial statements.

187

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Total Return Fund (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Bonds (continued)
2.500%, 02/15/2045 to 02/15/2046	$38,400,000	$40,557,125
2.750%, 08/15/2042 to 11/15/2042	53,200,000	59,118,924
2.875%, 05/15/2043 to 08/15/2045	34,300,000	38,997,255
3.000%, 05/15/2042 to 05/15/2045	54,900,000	63,878,448
3.125%, 02/15/2043 to 08/15/2044	49,200,000	58,591,373
3.375%, 05/15/2044	17,100,000	21,294,835
3.625%, 08/15/2043 to 02/15/2044	3,500,000	4,546,938
4.250%, 05/15/2039	3,100,000	4,324,621
4.375%, 11/15/2039 to 05/15/2040	17,200,000	24,442,780
4.500%, 08/15/2039	4,900,000	7,070,166
4.625%, 02/15/2040	4,200,000	6,169,733
U.S. Treasury Notes
2.250%, 11/15/2024 (D)	9,800,000	10,343,978
2.375%, 08/15/2024	14,800,000	15,752,173
2.500%, 05/15/2024 (D)	9,000,000	9,660,231
2.750%, 02/15/2024 (D)	12,500,000	13,630,863
		742,105,930
U.S. Government Agency - 35.3%
Federal Home Loan Mortgage Corp.
2.569%, 06/01/2034 (P)	55,118	58,167
2.676%, 11/01/2035 (P)	35,125	37,001
2.950%, 01/01/2029 (P)	27,463	28,521
3.500%, TBA (C)	10,000,000	10,527,344
4.000%, TBA (C)	24,000,000	25,680,734
4.000%, 05/01/2029 to 09/01/2035	647,134	699,225
4.500%, TBA (C)	11,000,000	12,008,047
4.500%, 10/01/2025 to 10/01/2041	363,110	398,144
5.500%, 04/01/2035 to 01/01/2040	1,241,759	1,407,783
6.000%, 08/01/2022 to 05/01/2040	16,400,583	18,758,331
Federal National Mortgage Association
1.576%, 06/01/2043 (P)	335,669	337,728
1.776%, 10/01/2040 (P)	43,939	44,385
2.145%, 11/01/2034 (P)	95,853	99,109
2.247%, 11/01/2035 (P)	101,116	104,265
2.310%, 08/01/2022	3,126,860	3,204,486
2.394%, 09/01/2035 (P)	918,279	967,043
2.410%, 05/01/2035 (P)	46,803	49,020
2.432%, 01/01/2035 (P)	74,305	77,541
2.491%, 06/01/2035 (P)	231,291	245,467
2.504%, 09/01/2035 (P)	68,362	71,778
2.530%, 07/01/2034 (P)	71,182	73,826
2.533%, 05/01/2035 (P)	143,592	149,463
2.640%, 06/01/2022	3,763,529	3,912,147
2.644%, 03/01/2035 (P)	29,309	30,922
2.870%, 09/01/2027	3,010,680	3,170,990
2.940%, 07/01/2022	1,511,748	1,592,654
3.000%, TBA (C)	121,000,000	125,509,073
3.000%, 04/01/2022 to 05/01/2022	218,436	228,711
3.155%, 05/01/2022	5,626,995	5,967,194
3.330%, 11/01/2021	314,730	335,381
3.500%, TBA (C)	135,000,000	142,222,416
3.500%, 01/01/2021 to 10/01/2030	6,948,737	7,358,796
3.846%, 05/01/2036 (P)	370,860	387,893
4.000%, TBA (C)	148,000,000	158,333,748
4.000%, 08/01/2018 to 08/01/2041	13,473,424	14,353,808
4.500%, TBA (C)	14,000,000	15,274,766
4.500%, 01/01/2018 to 07/01/2042	9,721,129	10,584,161
5.000%, TBA (C)	5,000,000	5,540,625
5.000%, 03/01/2023 to 03/01/2044	2,591,862	2,886,442
5.500%, 06/01/2018 to 09/01/2041	41,099,330	46,478,341
6.000%, 12/01/2016 to 05/01/2041	15,842,488	18,120,608

Total Return Fund (continued)

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
6.500%, 03/01/2036 to 11/01/2037		$6,986	$8,099
Government National
Mortgage Association
1.750%, 05/20/2023 to 05/20/2030 (P)		106,731	109,019
1.875%, 09/20/2021 (P)		10,575	10,725
2.000%, 02/20/2024 to 02/20/2032 (P)		331,422	340,773
3.000%, 12/15/2044		854,976	895,654
3.500%, TBA (C)		21,000,000	22,282,577
4.000%, 10/20/2044 to 01/20/2046		19,964,566	21,338,121
5.000%, TBA (C)		3,000,000	3,325,313
5.000%, 10/15/2033 to 09/15/2040		18,332,658	20,494,038
U.S. Small Business Administration
5.130%, 09/01/2023		21,325	23,061
5.520%, 06/01/2024		388,397	424,437
			706,567,901
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $1,415,883,697)			$1,448,673,831

FOREIGN GOVERNMENT
OBLIGATIONS - 1.2%
Brazil - 0.1%
Banco Nacional de Desenvolvimento
Economico e Social
3.375%, 09/26/2016 (S)		1,400,000	1,396,500
4.125%, 09/15/2017 (S)	EUR	600,000	688,090
			2,084,590
Canada - 0.6%
Province of Ontario
1.650%, 09/27/2019		$5,500,000	5,542,086
3.150%, 06/02/2022	CAD	1,400,000	1,172,118
4.400%, 04/14/2020		$800,000	882,088
Province of Quebec
3.500%, 07/29/2020		1,000,000	1,076,911
3.500%, 12/01/2022	CAD	600,000	512,690
4.250%, 12/01/2021		2,800,000	2,449,456
			11,635,349
South Korea - 0.5%
Export-Import Bank of Korea
2.625%, 12/30/2020		$8,400,000	8,700,006
Korea Development Bank
3.500%, 08/22/2017		600,000	612,602
			9,312,608
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $23,928,669)			$23,032,547

CORPORATE BONDS - 28.1%
Consumer discretionary - 2.0%
DISH DBS Corp.
4.250%, 04/01/2018		300,000	307,875
Ford Motor Credit Company LLC
1.082%, 11/08/2016 (P)		14,500,000	14,499,203
1.181%, 09/08/2017 (P)		1,200,000	1,198,247
6.625%, 08/15/2017		2,200,000	2,304,212
8.000%, 12/15/2016		1,600,000	1,631,070
General Motors Financial Company, Inc.
3.150%, 01/15/2020		4,300,000	4,390,373
4.375%, 09/25/2021		2,100,000	2,239,726

The accompanying notes are an integral part of the financial statements.

188

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
President and Fellows of Harvard College
6.500%, 01/15/2039 (S)		$7,400,000	$11,811,125
Volkswagen Group of America
Finance LLC
1.124%, 05/22/2018 (P)(S)		1,800,000	1,789,677
Wynn Las Vegas LLC
5.500%, 03/01/2025 (S)		900,000	909,000
			41,080,508
Consumer staples - 0.5%
CVS Health Corp.
2.800%, 07/20/2020		9,600,000	9,997,853
CVS Pass-Through Trust
6.943%, 01/10/2030		232,133	285,489
			10,283,342
Energy - 1.6%
Energy Transfer Partners LP
4.750%, 01/15/2026		1,000,000	1,048,799
Kinder Morgan Energy Partners LP
3.500%, 09/01/2023		100,000	99,041
6.500%, 04/01/2020		200,000	223,469
6.850%, 02/15/2020		2,700,000	3,035,810
Kinder Morgan, Inc.
1.500%, 03/16/2022	EUR	1,600,000	1,816,308
2.250%, 03/16/2027		800,000	905,187
7.000%, 06/15/2017		$2,000,000	2,075,846
ONEOK Partners LP
8.625%, 03/01/2019		2,900,000	3,272,038
Petrobras Global Finance BV
3.536%, 03/17/2020 (P)		200,000	188,500
4.375%, 05/20/2023		800,000	697,040
6.125%, 10/06/2016		500,000	501,000
8.375%, 05/23/2021		2,300,000	2,474,685
Regency Energy Partners LP
4.500%, 11/01/2023		4,500,000	4,548,744
Sabine Pass Liquefaction LLC
5.875%, 06/30/2026 (S)		5,000,000	5,350,000
Western Gas Partners LP
3.950%, 06/01/2025		2,375,000	2,335,243
Williams Partners LP
4.875%, 05/15/2023		3,000,000	3,031,077
			31,602,787
Financials - 17.9%
Ally Financial, Inc.
4.750%, 09/10/2018		8,700,000	9,037,125
American Express Bank FSB
6.000%, 09/13/2017		3,300,000	3,462,033
American International Group, Inc.
6.400%, 12/15/2020		1,900,000	2,235,327
Banco de Credito e Inversiones
3.000%, 09/13/2017 (S)		1,000,000	1,012,500
Banco Popular Espanol SA (11.500% to
10/10/2018, then 5 Year Euro Swap
Rate + 10.237%)
10/10/2018 (Q)	EUR	1,300,000	1,516,427
Bank of America Corp.
2.625%, 04/19/2021		$1,500,000	1,529,426
2.650%, 04/01/2019		1,200,000	1,228,007
3.300%, 01/11/2023		3,400,000	3,531,665
5.750%, 12/01/2017		100,000	105,142
6.400%, 08/28/2017		5,700,000	5,972,340
6.875%, 04/25/2018		16,000,000	17,340,976

Total Return Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America NA
0.953%, 06/15/2017 (P)		$5,600,000	$5,592,636
1.052%, 05/08/2017 (P)		3,600,000	3,608,492
6.000%, 10/15/2036		2,700,000	3,544,468
Barclays Bank PLC (14.000% to
06/15/2019, then 3 month GBP
LIBOR + 13.400%)
06/15/2019 (Q)	GBP	500,000	831,405
Barclays PLC
2.878%, 08/10/2021 (P)		$9,800,000	10,004,359
BBVA Bancomer SA
6.500%, 03/10/2021 (S)		1,500,000	1,661,250
CIT Group, Inc.
3.875%, 02/19/2019		1,600,000	1,635,504
5.250%, 03/15/2018		7,300,000	7,610,250
5.500%, 02/15/2019 (S)		2,400,000	2,541,000
Citigroup, Inc.
1.277%, 05/01/2017 (P)		1,700,000	1,700,709
Cooperatieve Rabobank UA
4.375%, 08/04/2025		1,500,000	1,587,174
Credit Agricole SA (7.875% to
01/23/2024, then 5 Year U.S. Swap
Rate +4.898%)
01/23/2024 (Q)(S)		2,100,000	2,149,875
Credit Suisse AG (5.750% to 09/18/2020,
then 5 Year Euro Swap Rate + 4.000%)
09/18/2025	EUR	1,400,000	1,705,736
Credit Suisse Group
Funding Guernsey, Ltd.
3.450%, 04/16/2021 (S)		$2,900,000	2,961,616
3.750%, 03/26/2025		5,800,000	5,809,326
3.800%, 06/09/2023 (S)		6,000,000	6,086,766
Deutsche Bank AG
2.538%, 05/10/2019 (P)		8,400,000	8,395,943
Fifth Third Bancorp
1.067%, 12/20/2016 (P)		700,000	700,209
HSBC Holdings PLC
2.901%, 03/08/2021 (P)		3,300,000	3,450,734
3.400%, 03/08/2021		4,900,000	5,115,394
Huntington Bancshares, Inc.
3.150%, 03/14/2021		5,000,000	5,196,480
ICICI Bank, Ltd.
4.750%, 11/25/2016 (S)		10,400,000	10,468,640
JPMorgan Chase & Co.
1.265%, 04/25/2018 (P)		3,200,000	3,204,483
2.400%, 06/07/2021		7,000,000	7,106,701
2.550%, 03/01/2021		3,300,000	3,368,624
2.750%, 06/23/2020		11,100,000	11,424,686
JPMorgan Chase & Co. (5.300% to
05/01/2020, then 3 month
LIBOR + 3.800%)
05/01/2020 (Q)		2,000,000	2,041,250
KBC Bank NV (8.000% to 01/25/2018,
then 5 Year U.S. Swap Rate + 7.097%)
01/25/2023		7,000,000	7,525,462
Lloyds Bank PLC (12.000% to
12/16/2024, then 3 month
LIBOR + 11.750%)
12/16/2024 (Q)(S)		17,300,000	23,701,000
Morgan Stanley
1.995%, 04/25/2018 (P)		15,700,000	15,893,204
2.125%, 04/25/2018		2,300,000	2,322,984

The accompanying notes are an integral part of the financial statements.

189

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Murray Street Investment Trust I
4.647%, 03/09/2017 (P)		$7,900,000	$8,038,171
National Australia Bank, Ltd.
2.250%, 03/16/2021 (S)		4,700,000	4,792,520
Novo Banco SA
5.000%, 04/23/2019	EUR	700,000	546,575
Nykredit Realkredit A/S
2.000%, 10/01/2017	DKK	62,900,000	9,658,764
OneMain Financial Holdings, Inc.
6.750%, 12/15/2019 (S)		$800,000	840,000
7.250%, 12/15/2021 (S)		800,000	838,000
Preferred Term Securities XVI, Ltd.
1.153%, 03/23/2035 (P)(S)		5,699,155	4,103,391
Preferred Term Securities XX, Ltd.
1.053%, 03/22/2038 (P)(S)		5,216,198	3,494,853
Realkredit Danmark A/S
1.000%, 04/01/2017	DKK	46,600,000	7,037,697
2.000%, 04/01/2017		56,000,000	8,506,026
Regions Financial Corp.
3.200%, 02/08/2021		$3,600,000	3,732,293
Royal Bank of Canada
2.300%, 03/22/2021		4,700,000	4,800,768
Royal Bank of Scotland Group PLC
(6.990% to 10/05/2017, then 3 month
LIBOR + 2.670%)
10/05/2017 (Q)(S)		6,800,000	7,599,000
Royal Bank of Scotland Group PLC
(7.648% to 09/30/2031, then 3 month
LIBOR + 2.500%)
09/30/2031 (Q)		5,000,000	6,000,000
Santander UK Group Holdings PLC
2.875%, 08/05/2021		4,200,000	4,188,883
Springleaf Finance Corp.
6.500%, 09/15/2017		7,000,000	7,280,000
6.900%, 12/15/2017		2,000,000	2,110,000
The Bear Stearns Companies LLC
7.250%, 02/01/2018		12,800,000	13,820,800
The Blackstone Group LP
9.296%, 03/18/2019		1,321,941	1,335,160
The Goldman Sachs Group, Inc.
3.500%, 01/23/2025		8,400,000	8,720,242
The Toronto-Dominion Bank
2.250%, 03/15/2021 (S)		1,000,000	1,018,559
UBS AG
1.233%, 06/01/2017 (P)		900,000	900,225
1.523%, 06/01/2020 (P)		300,000	299,825
UBS Group Funding Jersey, Ltd.
3.000%, 04/15/2021 (S)		8,300,000	8,552,685
4.125%, 04/15/2026 (S)		4,400,000	4,642,431
Wells Fargo & Company
2.550%, 12/07/2020		2,600,000	2,672,470
2.600%, 07/22/2020		4,100,000	4,217,133
Wells Fargo & Company, Series K
(7.980% to 03/15/2018, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)		5,800,000	6,133,500
Westpac Banking Corp.
2.100%, 02/25/2022 (S)		6,200,000	6,284,190
			358,081,489
Health care - 0.9%
AbbVie, Inc.
2.850%, 05/14/2023		1,400,000	1,420,674

Total Return Fund (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Actavis Funding SCS
3.000%, 03/12/2020		$600,000	$620,171
3.450%, 03/15/2022		700,000	732,584
Baxalta, Inc.
2.875%, 06/23/2020		5,500,000	5,589,034
Valeant Pharmaceuticals International, Inc.
4.500%, 05/15/2023	EUR	5,600,000	5,183,207
Zimmer Biomet Holdings, Inc.
2.700%, 04/01/2020		$3,800,000	3,887,955
			17,433,625
Industrials - 1.3%
AerCap Ireland Capital, Ltd.
2.750%, 05/15/2017		3,900,000	3,927,300
Hellenic Railways Organization SA
4.028%, 03/17/2017	EUR	6,500,000	7,051,047
International Lease Finance Corp.
3.875%, 04/15/2018		$1,500,000	1,537,500
6.750%, 09/01/2016 (S)		2,500,000	2,500,000
7.125%, 09/01/2018 (S)		1,900,000	2,090,171
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2022 (S)		7,050,000	1,762,500
Odebrecht Offshore Drilling Finance, Ltd.
6.625%, 10/01/2023 (S)		531,840	79,776
Owens Corning
4.200%, 12/01/2024		3,200,000	3,410,842
Pentair Finance SA
1.875%, 09/15/2017		3,300,000	3,305,663
			25,664,799
Information technology - 0.3%
Apple, Inc.
2.850%, 05/06/2021		1,700,000	1,792,997
Diamond 1 Finance Corp.
5.450%, 06/15/2023 (S)		4,200,000	4,474,579
			6,267,576
Materials - 0.7%
GTL Trade Finance, Inc.
7.250%, 10/20/2017 (S)		6,900,000	7,167,375
Rio Oil Finance Trust Series 2014-1
9.250%, 07/06/2024 (S)		770,028	708,426
Rio Oil Finance Trust Series 2014-3
9.750%, 01/06/2027 (S)		6,741,280	6,067,152
			13,942,953
Real estate - 0.8%
Alexandria Real Estate Equities, Inc.
4.300%, 01/15/2026		4,000,000	4,292,920
Boston Properties LP
3.850%, 02/01/2023		5,200,000	5,598,512
Prologis LP
3.750%, 11/01/2025		5,000,000	5,400,660
			15,292,092
Telecommunication services - 1.6%
AT&T, Inc.
2.800%, 02/17/2021		2,900,000	2,988,641
SFR Group SA
7.375%, 05/01/2026 (S)		4,000,000	4,130,000
Telefonica Emisiones SAU
1.292%, 06/23/2017 (P)		8,800,000	8,789,950
Verizon Communications, Inc.
2.183%, 09/15/2016 (P)		8,700,000	8,703,567
2.406%, 09/14/2018 (P)		2,900,000	2,982,424

The accompanying notes are an integral part of the financial statements.

190

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Total Return Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Verizon Communications, Inc. (continued)
3.650%, 09/14/2018	$5,300,000	$5,543,010
		33,137,592
Utilities - 0.5%
Dynegy, Inc.
6.750%, 11/01/2019	5,625,000	5,765,625
7.375%, 11/01/2022	1,400,000	1,379,000
7.625%, 11/01/2024	800,000	782,000
Red Oak Power LLC
8.540%, 11/30/2019	401,713	401,713
SteelRiver Transmission Company LLC
4.710%, 06/30/2017 (S)	1,530,237	1,548,996
		9,877,334
TOTAL CORPORATE BONDS (Cost $550,660,638)		$562,664,097

TERM LOANS (M) - 0.1%
Consumer discretionary - 0.1%
FCA US LLC
3.500%, 05/24/2017	2,307,103	2,309,987
TOTAL TERM LOANS (Cost $2,306,097)		$2,309,987

MUNICIPAL BONDS - 4.0%
California Infrastructure & Economic
Development Bank 6.486%, 05/15/2049	1,600,000	2,254,656
California State Public Works Board,
Series G2 8.361%, 10/01/2034	20,000,000	31,358,000
California Statewide Communities
Development Authority
7.550%, 05/15/2040	4,300,000	6,142,120
Chicago Transit Authority (Illinois)
6.200%, 12/01/2040	700,000	890,841
Chicago Transit Authority,
Series A (Illinois)
6.300%, 12/01/2021	165,000	180,634
6.899%, 12/01/2040	2,700,000	3,601,881
City of Chicago (Illinois)
5.633%, 01/01/2020	2,100,000	2,135,028
7.750%, 01/01/2042	1,600,000	1,709,936
Dallas Convention Center Hotel
Development Corp. (Texas)
7.088%, 01/01/2042	1,700,000	2,465,629
Illinois Municipal Electric Agency
6.832%, 02/01/2035	1,800,000	2,321,370
Iowa Tobacco Settlement Authority,
Series A 6.500%, 06/01/2023	590,000	595,888
Los Angeles County Public Works
Financing Authority (California)
7.618%, 08/01/2040	6,800,000	10,813,632
New Jersey State Turnpike Authority
7.414%, 01/01/2040	5,400,000	8,604,900
Public Power Generation Agency
(Nebraska) 7.242%, 01/01/2041	300,000	390,714
University of California
6.270%, 05/15/2031	5,300,000	5,945,063
TOTAL MUNICIPAL BONDS (Cost $65,238,989)		$79,410,292

Total Return Fund (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.8%
Commercial and residential - 11.2%
American Home Mortgage
Investment Trust, Series 2004-4,
Class 4A
2.905%, 02/25/2045 (P)	$75,934	$76,366
BAMLL Commercial Mortgage
Securities Trust, Series 2016-ASHF,
Class A
2.333%, 03/15/2028 (P)(S)	4,600,000	4,657,686
Banc of America Funding, Ltd.,
Series 2012-R5, Class A
0.699%, 10/03/2039 (P)(S)	511,599	511,066
Banc of America Mortgage Trust,
Series 2005-F, Class 2A2
2.806%, 07/25/2035 (P)	1,182,247	1,092,159
BCAP LLC Trust
Series 2011-RR4, Class 8A1,
5.250%, 02/26/2036 (S)	1,987,643	1,711,643
Series 2011-RR5, Class 12A1,
5.230%, 03/26/2037 (P)(S)	461,380	439,689
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (S)	3,492,009	3,593,592
Series 2012-RR10, Class 8A2,
4.000%, 03/26/2036 (P)(S)	1,798,090	1,792,873
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2004-8, Class 2A1,
2.910%, 11/25/2034 (P)	969,585	925,773
Series 2005-1, Class 2A1,
2.892%, 03/25/2035 (P)	1,892,533	1,844,243
Series 2003-8, Class 2A1,
2.972%, 01/25/2034 (P)	194,252	196,132
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1,
2.880%, 09/25/2035 (P)	492,284	423,254
Series 2005-8, Class 21A1,
2.741%, 10/25/2035 (P)	5,129,707	4,606,652
Bear Stearns Commercial
Mortgage Securities Trust
Series 2007-PW15, Class A4,
5.331%, 02/11/2044	293,878	296,610
Series 2007-PW16, Class A1A,
5.720%, 06/11/2040 (P)	8,562,519	8,742,834
Series 2007-PW18, Class A4,
5.700%, 06/11/2050	5,388,630	5,534,795
Bella Vista Mortgage Trust, Series 2005-1,
Class 2A
0.983%, 02/22/2035 (P)	1,985,331	1,732,412
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A1A
5.425%, 10/15/2049	6,226,432	6,232,829
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class 1A1,
3.040%, 05/25/2035 (P)	271,035	265,969
Series 2005-11, Class A2A,
2.730%, 10/25/2035 (P)	2,530,118	2,491,942
Series 2005-6, Class A1,
2.430%, 09/25/2035 (P)	2,384,738	2,375,603
Countrywide Alternative Loan Trust
Series 2004-27CB, Class A1,
6.000%, 12/25/2034	2,297,059	2,285,393
Series 2006-OC7, Class 2A2A,
0.623%, 07/25/2046 (P)	3,969,724	3,481,757

The accompanying notes are an integral part of the financial statements.

191

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Countrywide Alternative Loan Trust (continued)
Series 2007-OA6, Class A1B,
0.646%, 06/25/2037 (P)		$5,620,185	$4,795,022
Series 2005-62, Class 2A1,
1.410%, 12/25/2035 (P)		2,911,696	2,341,415
Series 2005-81, Class A1,
0.726%, 02/25/2037 (P)		3,305,526	2,594,953
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2004-22, Class A3,
2.667%, 11/25/2034 (P)		684,954	648,579
Series 2004-HYB9, Class 1A1,
2.788%, 02/20/2035 (P)		962,351	962,243
Series 2005-HYB9, Class 3A2A,
2.592%, 02/20/2036 (P)		167,875	146,645
Credit Suisse Commercial Mortgage Trust
Series 2006-C5, Class A1A,
5.297%, 12/15/2039		944,412	945,966
Series 2007-C1, Class A3,
5.383%, 02/15/2040		565,900	568,282
Series 2010-18, Class R,
2.686%, 04/26/2038 (P)(S)		1,198,460	1,173,347
Series 2007-C5, Class A4,
5.695%, 09/15/2040 (P)		4,971,349	5,096,580
Deco, Ltd., Series 2014-BONA, Class A
1.250%, 11/07/2024 (P)(S)	EUR	6,205,625	6,945,974
Eurosail-UK PLC, Series 2007-4X,
Class A2A
0.891%, 06/13/2045 (P)	GBP	2,045,745	2,673,370
First Horizon Mortgage Pass-
Through Trust, Series 2004-AR7,
Class 4A1
2.641%, 02/25/2035 (P)		$953,351	939,684
GreenPoint Mortgage Funding Trust,
Series 2006-AR2, Class 4A1
2.410%, 03/25/2036 (P)		3,606,205	2,973,404
Greenwich Capital Commercial
Funding Corp., Series 2007-GG9,
Class A4
5.444%, 03/10/2039		1,740,596	1,750,495
GS Mortgage Securities Corp Trust,
Series 2016-RENT, Class A
3.203%, 02/10/2029 (S)		4,700,000	4,909,441
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1,
2.874%, 09/25/2035 (P)		6,957,188	6,990,031
Series 2005-AR7, Class 6A1,
2.859%, 11/25/2035 (P)		747,621	715,079
HarborView Mortgage Loan Trust,
Series 2005-2, Class 2A1A
0.656%, 05/19/2035 (P)		195,601	162,450
HomeBanc Mortgage Trust, Series 2005-4,
Class A1
0.716%, 10/25/2035 (P)		5,385,067	4,952,400
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2007-LD12, Class A4,
5.882%, 02/15/2051 (P)		700,000	717,768
Series 2016-ATRM, Class A,
2.962%, 10/05/2028 (S)		5,300,000	5,379,872
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047		1,858,863	1,863,078

Total Return Fund (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust (continued)
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049		$514,588	$519,760
JPMorgan Mortgage Trust, Series 2005-S3,
Class 1A2
5.750%, 01/25/2036		80,136	67,702
Landmark Mortgage Securities No 3 PLC,
Series 3, Class A
0.868%, 04/17/2044 (P)	GBP	2,122,833	2,515,196
Merrill Lynch Mortgage Investors Trust
Series 2005-1, Class 2A5,
2.395%, 04/25/2035 (P)		$393,693	372,684
Series 2005-2, Class 1A,
1.904%, 10/25/2035 (P)		2,802,197	2,701,057
Series 2005-2, Class 3A,
1.439%, 10/25/2035 (P)		168,178	158,897
Series 2005-3, Class 4A,
0.696%, 11/25/2035 (P)		72,088	67,378
Series 2005-A6, Class 2A3,
0.826%, 08/25/2035 (P)		1,306,640	1,254,804
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-6,
Class A4
5.485%, 03/12/2051 (P)		2,700,000	2,732,141
Morgan Stanley Capital I Trust
Series 2006-IQ12, Class A1A,
5.319%, 12/15/2043		8,252,192	8,272,698
Series 2007-IQ14, Class A2FX,
5.610%, 04/15/2049		486,088	485,692
Series 2014-CPT, Class AM,
3.402%, 07/13/2029 (P)(S)		4,800,000	5,081,453
Morgan Stanley Re-REMIC Trust
Series 2009-GG10, Class A4A,
5.794%, 08/12/2045 (P)(S)		1,391,460	1,408,043
Series 2010-R4, Class 4B,
0.841%, 02/26/2037 (P)(S)		7,316,832	4,952,859
Opteum Mortgage Acceptance Corp.,
Series 2005-5, Class 1A1D
0.826%, 12/25/2035 (P)		1,624,606	1,420,016
PHH Alternative Mortgage Trust,
Series 2007-1, Class 1A1
0.606%, 02/25/2037 (P)		8,644,316	7,146,709
RBSGC Mortgage Loan Trust,
Series 2005-A, Class 1A
5.500%, 04/25/2035		2,134,907	2,036,010
RBSSP Resecuritization Trust
Series 2011-3, Class 2A1,
0.689%, 02/26/2037 (P)(S)		3,128,208	2,930,504
Series 2011-4, Class 6A1,
0.679%, 06/27/2036 (P)(S)		1,900,000	1,570,763
Residential Accredits Loans, Inc. Trust,
Series 2005-QS13, Class 2A1
1.146%, 09/25/2035 (P)		3,438,280	2,535,358
Residential Accredits Loans, Inc. Trust,
Series 2007-QO3, Class A1
0.606%, 03/25/2047 (P)		3,121,407	2,616,917
Residential Asset Securitization Trust,
Series 2005-A1, Class A1
5.500%, 04/25/2035		3,523,084	3,561,521

The accompanying notes are an integral part of the financial statements.

192

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Residential Funding Mortgage
Securities I Trust, Series 2004-S9,
Class 1A23
5.500%, 12/25/2034		$56,465	$56,481
RMAC PLC, Series 2005-NS1X,
Class A2A
0.721%, 06/12/2037 (P)	GBP	283,842	339,393
Sequoia Mortgage Trust, Series 6, Class A
1.079%, 04/19/2027 (P)		$1,917,807	1,781,920
Structured Adjustable Rate Mortgage
Loan Trust, Series 2005-1, Class 2A
2.629%, 02/25/2035 (P)		12,258,890	12,108,377
Structured Asset
Mortgage Investments II Trust
Series 2005-AR5, Class A3,
0.689%, 07/19/2035 (P)		814,402	785,981
Series 2005-AR8, Class A1A,
0.726%, 02/25/2036 (P)		308,902	253,582
Series 2007-AR2, Class 2A1,
0.576%, 03/25/2037 (P)		1,701,207	1,277,712
Structured Asset Securities Corp.
Mortgage Pass-Through Certificates,
Series 2004-15, Class 3A5
0.896%, 09/25/2034 (P)		780,853	731,701
TBW Mortgage-Backed Trust,
Series 2006-4, Class A3
0.646%, 09/25/2036 (P)		3,951,629	3,887,213
WaMu Mortgage Pass-
Through Certificates
Series 2001-7, Class A,
1.572%, 05/25/2041 (P)		6,498	6,406
Series 2002-AR17, Class 1A,
1.610%, 11/25/2042 (P)		82,553	76,170
Series 2002-AR9, Class 1A,
1.768%, 08/25/2042 (P)		245,982	233,958
Series 2004-CB1, Class 6A,
6.000%, 06/25/2034		2,024,099	2,203,579
Series 2004-CB4, Class 11A,
6.000%, 12/25/2034		6,617,341	7,014,863
Series 2005-AR13, Class A1A1,
0.736%, 10/25/2045 (P)		9,104,053	8,603,010
Series 2005-AR19, Class A1A1,
0.716%, 12/25/2045 (P)		1,333,293	1,261,084
Washington Mutual Mortgage Pass-
Through Certificates, Series 2006-8,
Class A6
4.641%, 10/25/2036 (P)		3,791,201	2,534,151
Wells Fargo Mortgage
Backed Securities Trust
Series 2004-CC, Class A1,
2.840%, 01/25/2035 (P)		485,836	488,862
Series 2005-AR13, Class 1A5,
2.856%, 05/25/2035 (P)		996,512	997,318
Series 2005-AR4, Class 1A3,
2.984%, 04/25/2035 (P)		5,321,574	5,341,916
Series 2006-AR10, Class 1A1,
2.927%, 07/25/2036 (P)		1,551,695	1,482,416
Series 2006-AR2, Class 2A1,
2.843%, 03/25/2036 (P)		1,202,800	1,180,477
Series 2006-AR2, Class 2A5,
2.843%, 03/25/2036 (P)		1,920,480	1,789,321
			224,401,403

Total Return Fund (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency - 1.6%
Federal Home Loan Mortgage Corp.
Series 2204, Class Z,
7.500%, 12/20/2029		$180,652	$216,709
Series 2362, Class ZA,
6.500%, 09/15/2031		99,926	119,674
Series 2503, Class PZ,
6.000%, 09/15/2032		318,497	367,969
Series 2637, Class F,
0.834%, 06/15/2018 (P)		5,854	5,859
Series 2906, Class GZ,
5.000%, 09/15/2034		142,135	159,282
Series 2935, Class HJ,
5.000%, 02/15/2035		143,425	159,350
Series T-63, Class 1A1,
1.576%, 02/25/2045 (P)		79,088	80,826
Federal National Mortgage Association
Series 2002-56, Class ZQ,
6.000%, 09/25/2032		1,246,030	1,431,089
Series 2003-W1, Class 1A1,
5.661%, 12/25/2042 (P)		124,584	141,356
Series 2003-W6, Class F,
0.796%, 09/25/2042 (P)		641,624	638,337
Series 2005-120, Class NF,
0.546%, 01/25/2021 (P)		48,999	48,989
Series 2005-9, Class ZA,
5.000%, 02/25/2035		300,734	336,759
Series 2006-5, Class 3A2,
2.556%, 05/25/2035 (P)		81,390	85,625
Series 2007-73, Class A1,
0.506%, 07/25/2037 (P)		549,773	538,862
Series 2015-38, Class DF,
0.777%, 06/25/2055 (P)		6,942,545	6,903,869
Series 2016-62, Class AF,
0.957%, 09/25/2046 (P)		4,000,000	4,022,960
Government National
Mortgage Association
Series 2005-21, Class Z,
5.000%, 03/20/2035		461,937	512,883
Series 2016-H003, Class PT,
3.762%, 09/01/2066 (C)(P)		6,000,000	6,825,000
Series 2016-H07, Class FK,
1.437%, 03/20/2066 (P)		8,806,190	8,922,445
			31,517,843
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $259,877,512)			$255,919,246

ASSET BACKED SECURITIES - 4.7%
AUTO ABS, Series 2012-3, Class A
0.600%, 09/27/2024	EUR	2,514,204	2,815,844
BNC Mortgage Loan Trust, Series 2007-2,
Class A2
0.546%, 05/25/2037 (P)		$270,623	264,863
Bosphorus CLO, Series 1A, Class A
0.894%, 11/10/2023 (P)(S)	EUR	2,399,387	2,676,410
CELF Loan Partners III PLC,
Series 2006-1X, Class A1
0.068%, 11/01/2023 (P)		2,266,218	2,525,083
CELF Low Levered Partners PLC,
Series 2006-1A, Class A3
0.086%, 03/04/2024 (P)(S)		3,242,392	3,603,146

The accompanying notes are an integral part of the financial statements.

193

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Total Return Fund (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust,
Series 2007-AMC1, Class A1
0.606%, 12/25/2036 (P)(S)	$3,929,801	$2,566,178
Countrywide Asset-Backed Certificates
Series 2004-10, Class MV2,
1.444%, 01/25/2035 (P)	339,661	339,867
Series 2005-17, Class MV1,
0.899%, 05/25/2036 (P)	5,300,000	4,505,024
Series 2006-11, Class 2AV,
0.603%, 09/25/2046 (P)	3,373,270	3,209,195
Series 2006-25, Class 2A4,
0.666%, 06/25/2047 (P)	9,100,000	6,432,805
Series 2006-26, Class 1A,
0.586%, 06/25/2037 (P)	3,661,224	2,983,997
Series 2007-9, Class 1A,
0.646%, 06/25/2047 (P)	3,264,146	2,495,260
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB6,
Class A3
0.666%, 07/25/2037 (P)(S)	3,830,662	2,387,728
EMC Mortgage Loan Trust, Series 2001-A
Class A
1.179%, 05/25/2040 (P)(S)	250,771	228,703
First Franklin Mortgage Loan Trust,
Series 2006-FF17, Class A5
0.596%, 12/25/2036 (P)	2,773,521	2,093,262
GSAA Trust, Series 2005-7, Class AF4
5.058%, 05/25/2035 (P)	3,100,000	2,891,648
GSAMP Trust, Series 2007-FM1,
Class A2A
0.516%, 12/25/2036 (P)	247,271	132,808
Hillmark Funding, Ltd., Series 2006-1A,
Class A1
0.904%, 05/21/2021 (P)(S)	4,110,418	4,056,653
HSI Asset Loan Obligation Trust,
Series 2007-WF1, Class A1
0.499%, 12/25/2036 (P)	401,639	157,438
Lockwood Grove CLO, Ltd.,
Series 2014-1A, Class A1
2.008%, 01/25/2024 (P)(S)	4,166,746	4,166,659
Mastr Asset Backed Securities Trust
Series 2005-WF1, Class M2,
0.876%, 06/25/2035 (P)	1,600,000	1,571,775
Series 2006-NC2, Class A3,
0.556%, 08/25/2036 (P)	2,843,797	1,420,302
Series 2007-HE2, Class A1,
1.596%, 08/25/2037 (P)	4,202,471	3,241,250
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE6, Class A2C
0.676%, 11/25/2037 (P)	2,967,881	1,538,407
Morgan Stanley ABS Capital I, Inc. Trust
Series 2006-HE6, Class A2D,
0.686%, 09/25/2036 (P)	6,224,731	3,093,050
Series 2006-WMC1, Class A2C,
0.756%, 12/25/2035 (P)	2,593,230	2,333,704
Morgan Stanley Capital I, Inc. Trust,
Series 2006-HE2, Class A2C
0.626%, 03/25/2036 (P)	261,775	215,302
Morgan Stanley Home Equity Loan Trust,
Series 2007-2, Class A2
0.616%, 04/25/2037 (P)	1,262,971	773,059
Neuberger Berman CLO XII, Ltd.,
Series 2012-12A, Class A2RR
1.931%, 07/25/2023 (P)(S)	5,000,000	4,997,900

Total Return Fund (continued)

		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
New Century Home Equity Loan Trust
Series 2005-4, Class M2,
0.956%, 09/25/2035 (P)		$600,000	$564,628
Series 2005-C, Class A2C,
0.696%, 12/25/2035 (P)		1,247,827	1,235,592
Ownit Mortgage Loan Asset Backed
Certificates, Series 2006-1, Class AF2
3.501%, 12/25/2036 (P)		2,410,629	1,358,580
Park Place Securities, Inc.
Series 2005-WCW3, Class M1,
0.926%, 08/25/2035 (P)		600,000	564,552
Series 2005-WCW3, Class M2,
0.936%, 08/25/2035 (P)		2,000,000	1,657,294
Penta CLO SA, Series 2007-1X, Class A1
0.172%, 06/04/2024 (P)	EUR	196,071	217,829
RASC Trust, Series 2005-KS4, Class M2
1.316%, 05/25/2035 (P)		$1,450,940	1,409,995
Securitized Asset
Backed Receivables LLC Trust
Series 2006-FR3, Class A3,
0.696%, 05/25/2036 (P)		2,300,893	1,373,410
Series 2007-HE1, Class A2A,
0.506%, 12/25/2036 (P)		433,601	136,316
SLM Student Loan Trust, Series 2008-9,
Class A
2.138%, 04/25/2023 (P)		3,823,036	3,818,496
Specialty Underwriting & Residential
Finance Trust, Series 2005-BC2,
Class M3
1.421%, 12/25/2035 (P)		2,730,067	2,445,301
Structured Asset Investment Loan Trust,
Series 2006-1, Class A4
0.756%, 01/25/2036 (P)		6,700,000	5,132,091
WaMu Asset-Backed Certificates Trust,
Series 2007-HE3, Class 1A
0.678%, 05/25/2047 (P)		4,481,299	3,582,348
Wood Street CLO 1 BV, Series I-A,
Class A
0.107%, 11/22/2021 (P)(S)	EUR	111,768	124,516
TOTAL ASSET BACKED SECURITIES (Cost $92,897,062)			$93,338,268

PREFERRED SECURITIES - 1.5%
Financials - 1.2%
Citigroup Capital XIII, 7.008% (P)		900,000	23,319,000
Real estate - 0.3%
Sovereign Real Estate
Investment Trust, 12.000% (S)		5,520	7,010,400
TOTAL PREFERRED SECURITIES (Cost $32,174,400)			$30,329,400

PURCHASED OPTIONS - 0.0%
Call options - 0.0%
Over the Counter Option on 2 Year
Interest Rate Swap. Receive a fixed rate
of 2.100% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
01/30/2018; Strike Rate: 2.100%;
Counterparty: JPMorgan Securities) (I)		21,300,000	390,706

The accompanying notes are an integral part of the financial statements.

194

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Total Return Fund (continued)

		Shares or Principal Amount	Value
PURCHASED OPTIONS (continued)
Call options (continued)
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 6-month LIBOR (Expiration Date:
12/13/2016; Strike Rate: 1.000%;
Counterparty: Morgan Stanley
Company, Inc.) (I)		21,100,000	$54,037
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 6-month LIBOR (Expiration Date:
12/21/2016; Strike Rate: 1.000%;
Counterparty: Citibank N.A.) (I)		21,500,000	59,684
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 6-month LIBOR (Expiration Date:
12/21/2016; Strike Rate: 1.000%;
Counterparty: Morgan Stanley
Company, Inc.) (I)		31,000,000	86,056
			590,483
Put options - 0.0%
Exchange Traded Option on 5 Year
U.S. Treasury Note Futures (Expiration
Date: 09/23/2016; Strike
Price: $112.00) (I)		385,000	385
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.905% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
08/20/2018; Strike Rate: 2.905%;
Counterparty: Morgan Stanley &
Company, Inc.) (I)		10,400,000	216,684
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.930% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
08/20/2018; Strike Rate: 2.930%;
Counterparty: Goldman Sachs
& Company) (I)		3,800,000	76,065
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.940% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
08/20/2018; Strike Rate: 2.940%;
Counterparty: Goldman Sachs
& Company) (I)		3,300,000	65,003
			358,137
TOTAL PURCHASED OPTIONS (Cost $2,686,417)			$948,620

SHORT-TERM INVESTMENTS - 5.3%
Commercial paper - 0.2%
AutoNation, Inc. 1.300%, 09/06/2016 *		$3,000,000	2,999,458
Foreign government - 4.8%
Japan Treasury Discount Bill, 0.000%
10/31/2016 *	JPY	440,000,000	4,253,985
11/21/2016 *		2,010,000,000	19,436,495
11/28/2016 *		7,580,000,000	73,302,369
			96,992,849

Total Return Fund (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government - 0.0%
U.S. Treasury Bill
0.270%, 10/06/2016 (D)*	$61,000	$60,986
0.482%, 03/02/2017 *	300,000	299,304
		360,290
Repurchase agreement - 0.3%
Repurchase Agreement with State
Street Corp. dated 08/31/2016 at
0.030% to be repurchased at $5,200,004
on 09/01/2016, collateralized by
$5,170,000 U.S. Treasury Notes, 1.750%
due 05/15/2023 (valued at $5,305,713,
including interest)	5,200,000	5,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost $108,008,209)		$105,552,597
Total Investments (Total Return Fund)
(Cost $2,553,661,690) - 130.1%		$2,602,178,885
Other assets and liabilities, net - (30.1%)		(602,199,356)
TOTAL NET ASSETS - 100.0%		$1,999,979,529

U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
CORPORATE BONDS - 93.0%
Consumer discretionary - 18.2%
Altice US Finance I Corp.
5.375%, 07/15/2023 (S)	$630,000	$659,138
5.500%, 05/15/2026 (S)	1,875,000	1,972,050
American Greetings Corp.
7.375%, 12/01/2021	1,510,000	1,576,063
Asbury Automotive Group, Inc.
6.000%, 12/15/2024	1,180,000	1,227,200
CCM Merger, Inc.
9.125%, 05/01/2019 (S)	4,342,000	4,553,673
CCO Holdings LLC
5.125%, 02/15/2023	20,000	21,000
5.125%, 05/01/2023 (S)	1,485,000	1,562,502
5.250%, 09/30/2022	310,000	325,500
5.375%, 05/01/2025 (S)	2,395,000	2,523,731
5.750%, 02/15/2026 (S)	4,429,000	4,739,030
5.875%, 04/01/2024 (S)	470,000	506,425
6.625%, 01/31/2022	500,000	526,250
Cequel Communications Holdings I LLC
7.750%, 07/15/2025 (S)	725,000	792,063
Cinemark USA, Inc.
5.125%, 12/15/2022	700,000	724,500
Cooper Tire & Rubber Company
7.625%, 03/15/2027	2,410,000	2,644,975
EMI Music Publishing Group North America
Holdings, Inc.
7.625%, 06/15/2024 (S)	375,000	408,750
ESH Hospitality, Inc.
5.250%, 05/01/2025 (S)	2,875,000	2,874,109
GLP Capital LP
4.375%, 04/15/2021	75,000	79,146
5.375%, 11/01/2023	475,000	520,719
Gray Television, Inc.
5.875%, 07/15/2026 (S)	650,000	677,625
7.500%, 10/01/2020	3,450,000	3,588,000

The accompanying notes are an integral part of the financial statements.

195

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Greektown Holdings LLC
8.875%, 03/15/2019 (S)	$4,595,000	$4,847,725
Hilton Worldwide Finance LLC
5.625%, 10/15/2021	845,000	874,091
JC Penney Corp., Inc.
5.875%, 07/01/2023 (S)	325,000	339,105
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of America LLC
5.000%, 06/01/2024 (S)	650,000	681,668
5.250%, 06/01/2026 (S)	650,000	690,625
Lamar Media Corp.
5.875%, 02/01/2022	500,000	525,000
Levi Strauss & Company
5.000%, 05/01/2025	175,000	181,563
LIN Television Corp.
6.375%, 01/15/2021	350,000	365,750
Live Nation Entertainment, Inc.
5.375%, 06/15/2022 (S)	250,000	259,375
7.000%, 09/01/2020 (S)	255,000	264,881
LKQ Corp.
4.750%, 05/15/2023	3,132,000	3,163,320
NAI Entertainment Holdings LLC
5.000%, 08/01/2018 (S)	625,000	634,375
National CineMedia LLC
5.750%, 08/15/2026 (S)	750,000	769,688
6.000%, 04/15/2022	625,000	653,125
7.875%, 07/15/2021	825,000	858,000
Newell Brands, Inc.
5.000%, 11/15/2023 (S)	520,000	553,209
Nexstar Broadcasting, Inc.
6.125%, 02/15/2022 (S)	1,525,000	1,578,375
6.875%, 11/15/2020	1,285,000	1,339,613
Nexstar Escrow Corp.
5.625%, 08/01/2024 (S)	75,000	76,500
Nielsen Finance LLC
5.000%, 04/15/2022 (S)	3,000,000	3,082,110
Outfront Media Capital LLC
5.250%, 02/15/2022	230,000	240,925
5.625%, 02/15/2024	375,000	398,906
Penske Automotive Group, Inc.
5.375%, 12/01/2024	1,113,000	1,132,478
5.500%, 05/15/2026	275,000	275,171
5.750%, 10/01/2022	2,000,000	2,075,000
Pinnacle Entertainment, Inc.
5.625%, 05/01/2024 (S)	275,000	280,500
Service Corp. International
8.000%, 11/15/2021	1,640,000	1,939,300
Sonic Automotive, Inc.
5.000%, 05/15/2023	1,450,000	1,442,750
7.000%, 07/15/2022	800,000	846,000
Speedway Motorsports, Inc.
5.125%, 02/01/2023	650,000	671,125
Tempur Sealy International, Inc.
5.500%, 06/15/2026 (S)	550,000	574,475
5.625%, 10/15/2023	70,000	73,500
The William Carter Company
5.250%, 08/15/2021	555,000	584,831
Vista Outdoor, Inc.
5.875%, 10/01/2023 (S)	125,000	131,563
Wolverine World Wide, Inc.
5.000%, 09/01/2026 (S)	450,000	450,563
6.125%, 10/15/2020	400,000	413,000
		65,770,634

U.S. High Yield Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples - 2.1%
Aramark Services, Inc.
5.125%, 01/15/2024	$70,000	$72,581
B&G Foods, Inc.
4.625%, 06/01/2021	1,000,000	1,031,250
Central Garden & Pet Company
6.125%, 11/15/2023	150,000	161,063
Century Intermediate Holding Company 2,
PIK
9.750%, 02/15/2019 (S)	205,000	209,613
Cott Beverages, Inc.
5.375%, 07/01/2022	445,000	459,463
6.750%, 01/01/2020	555,000	581,363
Darling Ingredients, Inc.
5.375%, 01/15/2022	150,000	157,500
FAGE International SA
5.625%, 08/15/2026 (S)	275,000	284,281
Pilgrim’s Pride Corp.
5.750%, 03/15/2025 (S)	765,000	789,863
Pinnacle Foods Finance LLC
4.875%, 05/01/2021	875,000	903,438
5.875%, 01/15/2024 (S)	50,000	53,875
Post Holdings, Inc.
5.000%, 08/15/2026 (S)	550,000	548,625
Prestige Brands, Inc.
6.375%, 03/01/2024 (S)	555,000	592,463
Simmons Foods, Inc.
7.875%, 10/01/2021 (S)	1,350,000	1,333,125
TreeHouse Foods, Inc.
6.000%, 02/15/2024 (S)	25,000	27,281
US Foods, Inc.
5.875%, 06/15/2024 (S)	260,000	272,350
		7,478,134
Energy - 20.3%
AmeriGas Partners LP
5.875%, 08/20/2026	300,000	321,750
Archrock Partners LP
6.000%, 04/01/2021 to 10/01/2022	1,875,000	1,755,000
Baytex Energy Corp.
5.125%, 06/01/2021 (S)	425,000	353,813
5.625%, 06/01/2024 (S)	560,000	453,600
Bristow Group, Inc.
6.250%, 10/15/2022	3,825,000	2,763,563
Continental Resources, Inc.
5.000%, 09/15/2022 (L)	525,000	507,938
Crestwood Midstream Partners LP
6.125%, 03/01/2022	125,000	121,563
6.250%, 04/01/2023	875,000	853,125
Denbury Resources, Inc.
4.625%, 07/15/2023	2,100,000	1,354,500
5.500%, 05/01/2022	860,000	589,100
6.375%, 08/15/2021	1,150,000	842,375
Enable Midstream Partners LP
2.400%, 05/15/2019	1,875,000	1,831,667
3.900%, 05/15/2024	1,600,000	1,505,466
5.000%, 05/15/2044	125,000	105,977
EnLink Midstream Partners LP
4.150%, 06/01/2025	1,525,000	1,444,004
4.400%, 04/01/2024	1,904,000	1,850,652
4.850%, 07/15/2026	525,000	521,482
Era Group, Inc.
7.750%, 12/15/2022	1,475,000	1,242,688
Hilcorp Energy I LP
5.000%, 12/01/2024 (S)	685,000	664,450

The accompanying notes are an integral part of the financial statements.

196

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Hilcorp Energy I LP (continued)
5.750%, 10/01/2025 (S)	$1,000,000	$980,000
Holly Energy Partners LP
6.000%, 08/01/2024 (S)	450,000	459,000
Hornbeck Offshore Services, Inc.
5.000%, 03/01/2021	4,095,000	2,344,388
5.875%, 04/01/2020	585,000	356,850
Kinder Morgan, Inc.
5.550%, 06/01/2045	550,000	567,439
Murphy Oil Corp.
6.875%, 08/15/2024	560,000	585,249
NGPL PipeCo LLC
7.119%, 12/15/2017 (S)	1,995,000	2,077,294
7.768%, 12/15/2037 (S)	7,075,000	7,570,250
9.625%, 06/01/2019 (S)	435,000	454,575
Overseas Shipholding Group, Inc.
8.125%, 03/30/2018	750,000	772,500
PHI, Inc.
5.250%, 03/15/2019	4,140,000	3,943,350
Rockies Express Pipeline LLC
5.625%, 04/15/2020 (S)	3,850,000	4,028,063
6.875%, 04/15/2040 (S)	2,525,000	2,550,250
7.500%, 07/15/2038 (S)	2,200,000	2,277,000
Rose Rock Midstream LP
5.625%, 07/15/2022 to 11/15/2023	1,500,000	1,375,000
Sabine Oil & Gas Corp.
7.250%, 06/15/2019 (H)	350,000	875
7.500%, 09/15/2020 (H)	2,375,000	5,938
Sabine Pass Liquefaction LLC
5.625%, 02/01/2021 to 03/01/2025	1,675,000	1,762,800
5.750%, 05/15/2024	750,000	796,875
5.875%, 06/30/2026 (S)	350,000	374,500
6.250%, 03/15/2022	3,542,000	3,789,940
Sabine Pass LNG LP
6.500%, 11/01/2020	1,730,000	1,794,875
7.500%, 11/30/2016 (S)	1,563,000	1,584,491
SemGroup Corp.
7.500%, 06/15/2021	2,820,000	2,834,100
Southwestern Energy Company
4.100%, 03/15/2022	175,000	159,250
Tallgrass Energy Partners LP
5.500%, 09/15/2024 (S)	1,625,000	1,665,625
Teekay Corp.
8.500%, 01/15/2020 (S)	625,000	521,875
8.500%, 01/15/2020	3,355,000	2,851,750
Tesoro Logistics LP
6.125%, 10/15/2021	125,000	130,938
6.375%, 05/01/2024	275,000	293,563
Ultra Petroleum Corp.
5.750%, 12/15/2018 (H)(L)(S)	1,120,000	929,600
6.125%, 10/01/2024 (H)(L)(S)	2,850,000	2,322,750
Valvoline Finco Two LLC
5.500%, 07/15/2024 (S)	250,000	262,375
Western Gas Partners LP
3.950%, 06/01/2025	850,000	835,771
4.000%, 07/01/2022	660,000	671,617
4.650%, 07/01/2026	50,000	51,845
5.375%, 06/01/2021	125,000	135,758
5.450%, 04/01/2044	375,000	368,998
		73,570,030
Financials - 7.5%
Ally Financial, Inc.
3.500%, 01/27/2019	1,020,000	1,032,750

U.S. High Yield Bond Fund (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Ally Financial, Inc. (continued)
4.125%, 03/30/2020	$900,000	$929,250
5.500%, 02/15/2017	715,000	727,441
CIT Group, Inc.
4.250%, 08/15/2017	1,800,000	1,833,750
5.000%, 05/15/2017	434,000	442,680
5.250%, 03/15/2018	400,000	417,000
5.500%, 02/15/2019 (S)	1,000,000	1,058,750
6.625%, 04/01/2018 (S)	170,000	181,135
E*TRADE Financial Corp.
4.625%, 09/15/2023	350,000	363,251
5.375%, 11/15/2022	310,000	333,638
HUB Holdings LLC, PIK
8.125%, 07/15/2019 (S)	1,350,000	1,316,250
HUB International, Ltd.
7.875%, 10/01/2021 (S)	2,900,000	2,965,250
Infinity Acquisition LLC
7.250%, 08/01/2022 (S)	1,150,000	1,006,250
Jefferies Finance LLC
6.875%, 04/15/2022 (S)	115,000	104,363
MSCI, Inc.
4.750%, 08/01/2026 (S)	850,000	872,313
Navient Corp.
8.000%, 03/25/2020	1,050,000	1,139,250
8.450%, 06/15/2018	225,000	245,250
NewStar Financial, Inc.
7.250%, 05/01/2020	1,740,000	1,705,200
Springleaf Finance Corp.
5.750%, 09/15/2016	650,000	650,000
6.000%, 06/01/2020	3,700,000	3,829,500
6.500%, 09/15/2017	200,000	208,000
7.750%, 10/01/2021	1,750,000	1,837,500
8.250%, 12/15/2020 to 10/01/2023	1,125,000	1,186,563
USI, Inc.
7.750%, 01/15/2021 (S)	2,600,000	2,652,000
		27,037,334
Health care - 8.7%
Acadia Healthcare Company, Inc.
5.625%, 02/15/2023	325,000	330,688
6.500%, 03/01/2024	375,000	394,219
Centene Corp.
6.125%, 02/15/2024	750,000	817,500
Community Health Systems, Inc.
5.125%, 08/01/2021	475,000	468,469
Crimson Merger Sub, Inc.
6.625%, 05/15/2022 (S)	2,325,000	2,080,875
DaVita HealthCare Partners, Inc.
5.000%, 05/01/2025	630,000	638,505
5.125%, 07/15/2024	1,100,000	1,135,750
5.750%, 08/15/2022	500,000	524,375
Endo Finance LLC
5.375%, 01/15/2023 (S)	250,000	226,250
Fresenius Medical Care US Finance, Inc.
5.750%, 02/15/2021 (S)	250,000	283,750
HCA, Inc.
4.250%, 10/15/2019	135,000	141,581
5.875%, 03/15/2022	1,500,000	1,650,000
HealthSouth Corp.
5.125%, 03/15/2023	195,000	197,438
Hill-Rom Holdings, Inc.
5.750%, 09/01/2023 (S)	125,000	131,250
Hologic, Inc.
5.250%, 07/15/2022 (S)	1,230,000	1,308,413

The accompanying notes are an integral part of the financial statements.

197

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Kinetic Concepts, Inc.
7.875%, 02/15/2021 (S)	$1,600,000	$1,728,000
LifePoint Health, Inc.
5.500%, 12/01/2021	1,000,000	1,045,000
Mallinckrodt International Finance SA
5.500%, 04/15/2025 (S)	300,000	295,500
5.625%, 10/15/2023 (S)	175,000	175,656
MEDNAX, Inc.
5.250%, 12/01/2023 (S)	675,000	710,438
Molina Healthcare, Inc.
5.375%, 11/15/2022 (S)	300,000	309,000
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (S)	900,000	967,500
Select Medical Corp.
6.375%, 06/01/2021 (L)	2,700,000	2,703,375
Surgery Center Holdings, Inc.
8.875%, 04/15/2021 (S)	1,375,000	1,467,813
Team Health, Inc.
7.250%, 12/15/2023 (S)	2,235,000	2,436,150
Tenet Healthcare Corp.
6.250%, 11/01/2018	775,000	827,313
Valeant Pharmaceuticals International, Inc.
5.625%, 12/01/2021 (S)	500,000	451,250
5.875%, 05/15/2023 (S)	1,025,000	902,000
6.125%, 04/15/2025 (S)	4,325,000	3,800,594
6.375%, 10/15/2020 (S)	500,000	477,500
6.750%, 08/15/2021 (S)	275,000	261,594
7.250%, 07/15/2022 (S)	150,000	141,750
7.500%, 07/15/2021 (S)	266,000	261,427
Vizient, Inc.
10.375%, 03/01/2024 (S)	1,925,000	2,184,875
		31,475,798
Industrials - 5.3%
AECOM
5.750%, 10/15/2022	375,000	397,500
5.875%, 10/15/2024	1,025,000	1,121,094
Allegion PLC
5.875%, 09/15/2023	135,000	145,800
American Builders & Contractors Supply
Company, Inc.
5.625%, 04/15/2021 (S)	500,000	518,750
Ashtead Capital, Inc.
6.500%, 07/15/2022 (S)	3,350,000	3,534,250
Builders FirstSource, Inc.
5.625%, 09/01/2024 (S)	75,000	76,500
Cleaver-Brooks, Inc.
8.750%, 12/15/2019 (S)	205,000	214,481
Covanta Holding Corp.
5.875%, 03/01/2024	1,195,000	1,200,975
6.375%, 10/01/2022	1,847,000	1,920,880
7.250%, 12/01/2020	2,081,000	2,156,436
GFL Environmental, Inc.
7.875%, 04/01/2020 (S)	1,200,000	1,242,000
9.875%, 02/01/2021 (S)	900,000	981,000
H&E Equipment Services, Inc.
7.000%, 09/01/2022 (L)	3,293,000	3,474,115
Sensata Technologies BV
5.625%, 11/01/2024 (S)	2,050,000	2,173,000
		19,156,781
Information technology - 8.1%
Activision Blizzard, Inc.
5.625%, 09/15/2021 (S)	700,000	730,625

U.S. High Yield Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Activision Blizzard, Inc. (continued)
6.125%, 09/15/2023 (S)	$460,000	$503,125
Boxer Parent Company, Inc., PIK
9.000%, 10/15/2019 (S)	2,275,000	2,030,438
Cardtronics, Inc.
5.125%, 08/01/2022	225,000	228,375
Change Healthcare Holdings, Inc.
6.000%, 02/15/2021 (S)	1,075,000	1,139,500
11.000%, 12/31/2019	3,350,000	3,542,625
CommScope Technologies Finance LLC
6.000%, 06/15/2025 (S)	850,000	902,063
Diamond 1 Finance Corp.
5.875%, 06/15/2021 (S)	1,825,000	1,931,825
7.125%, 06/15/2024 (S)	3,475,000	3,762,747
First Data Corp.
5.000%, 01/15/2024 (S)	260,000	264,550
6.750%, 11/01/2020 (S)	1,466,000	1,524,640
Infor Software Parent LLC, PIK
7.125%, 05/01/2021 (S)	350,000	328,125
Infor US, Inc.
6.500%, 05/15/2022	355,000	359,881
Micron Technology, Inc.
5.500%, 02/01/2025	1,110,000	1,075,313
5.625%, 01/15/2026 (S)	800,000	764,000
5.875%, 02/15/2022	1,400,000	1,410,500
NCR Corp.
4.625%, 02/15/2021	475,000	480,011
5.000%, 07/15/2022	1,510,000	1,540,200
5.875%, 12/15/2021	1,500,000	1,571,250
6.375%, 12/15/2023	750,000	793,125
Sensata Technologies UK Financing
Company PLC
6.250%, 02/15/2026 (S)	250,000	274,063
SS&C Technologies Holdings, Inc.
5.875%, 07/15/2023	1,500,000	1,578,750
Zayo Group LLC
6.375%, 05/15/2025	1,150,000	1,213,492
Zebra Technologies Corp.
7.250%, 10/15/2022 (L)	1,300,000	1,410,472
		29,359,695
Materials - 4.0%
ArcelorMittal
6.125%, 06/01/2025	175,000	188,125
Ardagh Finance Holdings SA, PIK
8.625%, 06/15/2019 (S)	944,359	984,494
Ardagh Packaging Finance PLC
3.876%, 05/15/2021 (P)(S)	500,000	508,750
4.625%, 05/15/2023 (S)	1,150,000	1,173,000
7.250%, 05/15/2024 (S)	475,000	505,875
Ball Corp.
4.375%, 12/15/2020	1,700,000	1,829,625
5.250%, 07/01/2025	125,000	135,313
Berry Plastics Corp.
5.125%, 07/15/2023	250,000	257,188
6.000%, 10/15/2022	640,000	682,000
Celanese US Holdings LLC
5.875%, 06/15/2021	400,000	456,248
Crown Cork & Seal Company, Inc.
7.500%, 12/15/2096	1,250,000	1,268,750
Kaiser Aluminum Corp.
5.875%, 05/15/2024 (S)	125,000	132,500
Novelis Corp.
6.250%, 08/15/2024 (S)	125,000	130,313

The accompanying notes are an integral part of the financial statements.

198

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Owens-Brockway Glass Container, Inc.
5.000%, 01/15/2022 (S)	$175,000	$184,188
5.375%, 01/15/2025 (S)	850,000	890,375
5.875%, 08/15/2023 (S)	913,000	998,594
6.375%, 08/15/2025 (S)	1,700,000	1,882,750
Sealed Air Corp.
5.125%, 12/01/2024 (S)	1,165,000	1,246,550
Silgan Holdings, Inc.
5.000%, 04/01/2020	1,001,000	1,021,020
The Scotts Miracle-Gro Company
6.000%, 10/15/2023 (S)	50,000	53,438
		14,529,096
Real estate - 5.2%
Corrections Corp. of America
4.625%, 05/01/2023	50,000	44,500
5.000%, 10/15/2022 (L)	700,000	651,000
DuPont Fabros Technology LP
5.625%, 06/15/2023	2,450,000	2,566,375
5.875%, 09/15/2021	3,475,000	3,635,719
Iron Mountain US Holdings, Inc.
5.375%, 06/01/2026 (S)	850,000	867,000
Iron Mountain, Inc.
4.375%, 06/01/2021 (S)	975,000	1,006,688
6.000%, 10/01/2020 (S)	145,000	154,064
6.000%, 08/15/2023	4,400,000	4,697,000
MPT Operating Partnership LP
5.250%, 08/01/2026	800,000	850,000
5.500%, 05/01/2024	715,000	756,113
6.375%, 02/15/2022 to 03/01/2024	660,000	695,100
Sabra Health Care LP
5.375%, 06/01/2023	500,000	509,375
5.500%, 02/01/2021	750,000	787,500
The GEO Group, Inc.
5.125%, 04/01/2023	210,000	187,425
5.875%, 01/15/2022 to 10/15/2024 (L)	1,465,000	1,367,550
		18,775,409
Telecommunication services - 9.9%
GCI, Inc.
6.750%, 06/01/2021	725,000	748,563
6.875%, 04/15/2025	1,850,000	1,905,500
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	4,060,000	2,770,950
7.250%, 04/01/2019	1,300,000	1,041,625
Intelsat Luxembourg SA
7.750%, 06/01/2021	2,540,000	749,300
8.125%, 06/01/2023	3,225,000	955,406
Level 3 Financing, Inc.
5.125%, 05/01/2023	665,000	690,769
5.250%, 03/15/2026 (S)	475,000	492,813
5.375%, 08/15/2022 to 05/01/2025	2,090,000	2,189,119
5.625%, 02/01/2023	285,000	298,538
6.125%, 01/15/2021	880,000	913,000
SBA Communications Corp.
4.875%, 09/01/2024 (S)	425,000	430,844
5.625%, 10/01/2019	190,000	195,700
SBA Telecommunications, Inc.
5.750%, 07/15/2020	1,981,000	2,037,954
Sprint Capital Corp.
6.875%, 11/15/2028	1,090,000	975,212
6.900%, 05/01/2019	1,989,000	2,008,890
8.750%, 03/15/2032	2,107,000	2,085,277

U.S. High Yield Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Sprint Communications, Inc.
7.000%, 08/15/2020	$760,000	$748,600
Sprint Corp.
7.625%, 02/15/2025	105,000	99,455
7.875%, 09/15/2023	2,275,000	2,206,750
Syniverse Holdings, Inc.
9.125%, 01/15/2019	3,800,000	2,508,000
T-Mobile USA, Inc.
6.125%, 01/15/2022	105,000	110,775
6.250%, 04/01/2021	1,135,000	1,184,656
6.500%, 01/15/2026	385,000	421,334
6.542%, 04/28/2020	205,000	211,663
6.625%, 11/15/2020 to 04/01/2023	3,000,000	3,118,122
6.633%, 04/28/2021	800,000	838,000
6.731%, 04/28/2022	2,500,000	2,628,125
6.836%, 04/28/2023	1,135,000	1,217,288
		35,782,228
Utilities - 3.7%
AmeriGas Partners LP
5.625%, 05/20/2024	300,000	321,000
Calpine Corp.
6.000%, 01/15/2022 (S)	1,500,000	1,573,125
Enable Oklahoma Intrastate Transmission LLC
6.250%, 03/15/2020 (S)	1,000,000	1,063,187
NRG Yield Operating LLC
5.000%, 09/15/2026 (S)	650,000	650,000
NSG Holdings LLC
7.750%, 12/15/2025 (S)	3,098,083	3,314,949
Southern Star Central Corp.
5.125%, 07/15/2022 (S)	1,800,000	1,804,500
Suburban Propane Partners LP
7.375%, 08/01/2021	277,000	288,080
TerraForm Power Operating LLC
5.875%, 02/01/2023 (S)	3,575,000	3,588,406
6.125%, 06/15/2025 (L)(S)	825,000	839,438
		13,442,685
TOTAL CORPORATE BONDS (Cost $334,776,732)		$336,377,824

TERM LOANS (M) - 2.7%
Consumer discretionary - 0.9%
CCM Merger, Inc.
4.500%, 08/08/2021	345,043	346,768
Federal-Mogul Holdings Corp.
TBD 04/15/2018 (T)	75,000	73,800
FOCUS Brands, Inc.
10.250%, 08/21/2018	1,400,000	1,398,250
Four Seasons Holdings, Inc.
7.750%, 12/27/2020	500,000	501,040
WASH Multifamily Laundry Systems LLC
4.250%, 05/14/2022	564,447	561,625
4.250%, 05/14/2022	98,851	98,357
8.000%, 05/12/2023	12,669	12,479
8.000%, 05/14/2023	72,331	71,246
		3,063,565
Energy - 0.1%
Chesapeake Energy Corp. TBD 08/15/2021 (T)	300,000	309,375
Health care - 0.2%
Valeant Pharmaceuticals International, Inc.
5.250%, 12/11/2019	775,843	776,813

The accompanying notes are an integral part of the financial statements.

199

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Industrials - 0.0%
Total Safety US, Inc.
9.250%, 09/11/2020	$369,075	$129,176
Information technology - 0.1%
Peak 10, Inc.
8.250%, 06/17/2022	475,000	430,668
Telecommunication services - 0.2%
LTS Buyer LLC
8.000%, 04/12/2021	666,113	665,280
Utilities - 1.2%
Texas Competitive Electric Holdings
Company LLC
4.917%, 10/10/2016 (H)	13,200,000	4,154,700
TOTAL TERM LOANS (Cost $18,745,185)		$9,529,577

CONVERTIBLE BONDS - 0.1%
Energy - 0.1%
Hornbeck Offshore Services, Inc.
1.500%, 09/01/2019	900,000	470,813
TOTAL CONVERTIBLE BONDS (Cost $563,911)		$470,813

COMMON STOCKS - 0.1%
Energy - 0.1%
Swift Energy Company (I)	10,988	302,170
TOTAL COMMON STOCKS (Cost $2,610,078)		$302,170

SECURITIES LENDING COLLATERAL - 3.0%
John Hancock
Collateral Trust, 0.6375% (W)(Y)	1,090,259	10,909,350
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,909,067)		$10,909,350

SHORT-TERM INVESTMENTS - 3.3%
Money market funds - 3.3%
State Street Institutional Liquid Reserves Fund,
Premier Class, 0.4275% (Y)	11,901,576	11,901,576
TOTAL SHORT-TERM INVESTMENTS (Cost $11,901,576)		$11,901,576
Total Investments (U.S. High Yield Bond Fund)
(Cost $379,506,549) - 102.2%		$369,491,310
Other assets and liabilities, net - (2.2%)		(7,826,531)
TOTAL NET ASSETS - 100.0%		$361,664,779

Value Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.0%
Consumer discretionary - 12.9%
Auto components - 3.9%
Johnson Controls, Inc.	315,629	$13,849,797
Hotels, restaurants and leisure - 3.0%
Royal Caribbean Cruises, Ltd.	146,615	10,425,793
Media - 2.2%
TEGNA, Inc.	385,115	7,802,430

Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail - 3.8%
Advance Auto Parts, Inc.	54,928	$8,644,569
Ascena Retail Group, Inc. (I)	593,139	4,828,151
		13,472,720
		45,550,740
Consumer staples - 2.9%
Food products - 2.9%
ConAgra Foods, Inc.	218,629	10,190,298
Energy - 7.7%
Energy equipment and services - 3.7%
Amec Foster Wheeler PLC	564,399	4,008,890
Amec Foster Wheeler PLC, ADR	23,475	165,499
Baker Hughes, Inc.	180,583	8,872,043
		13,046,432
Oil, gas and consumable fuels - 4.0%
Devon Energy Corp.	289,061	12,525,013
The Williams Companies, Inc.	63,577	1,776,341
		14,301,354
		27,347,786
Financials - 19.4%
Banks - 9.1%
BB&T Corp.	266,918	10,276,343
Comerica, Inc.	157,509	7,448,601
Wintrust Financial Corp.	192,670	10,708,599
Zions Bancorporation	123,430	3,775,724
		32,209,267
Capital markets - 2.1%
Stifel Financial Corp. (I)	187,133	7,363,684
Insurance - 8.2%
Arthur J. Gallagher & Company	162,530	8,030,607
FNF Group	282,024	10,629,485
Willis Towers Watson PLC	85,551	10,609,180
		29,269,272
		68,842,223
Health care - 9.1%
Health care providers and services - 9.1%
AmerisourceBergen Corp.	76,857	6,684,253
Brookdale Senior Living, Inc. (I)	425,362	7,320,480
HealthSouth Corp.	218,756	8,905,557
Universal Health Services, Inc., Class B	78,463	9,457,145
		32,367,435
		32,367,435
Industrials - 15.0%
Aerospace and defense - 3.1%
Textron, Inc.	268,099	10,951,844
Building products - 2.6%
Masco Corp.	50,291	1,784,325
Owens Corning	133,507	7,332,204
		9,116,529
Commercial services and supplies - 1.9%
Clean Harbors, Inc. (I)	140,564	6,718,959
Construction and engineering - 2.5%
Fluor Corp.	169,018	8,772,034
Electrical equipment - 0.6%
Babcock & Wilcox Enterprises, Inc. (I)	137,666	2,250,839

The accompanying notes are an integral part of the financial statements.

200

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Value Fund (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery - 2.7%
Ingersoll-Rand PLC	143,484	$9,755,477
Road and rail - 1.6%
Swift Transportation Company (I)	306,378	5,701,695
		53,267,377
Information technology - 14.1%
Communications equipment - 3.0%
Ciena Corp. (I)	492,278	10,559,363
Electronic equipment, instruments and components - 4.4%
Keysight Technologies, Inc. (I)	283,344	8,622,158
Zebra Technologies Corp., Class A (I)	100,983	7,064,771
		15,686,929
IT services - 2.6%
Teradata Corp. (I)	284,799	9,036,672
Software - 2.3%
Citrix Systems, Inc. (I)	93,425	8,146,660
Technology hardware, storage and peripherals - 1.8%
Diebold, Inc.	227,349	6,379,413
		49,809,037
Materials - 6.7%
Chemicals - 4.7%
Eastman Chemical Company	138,945	9,432,976
W.R. Grace & Company	92,230	7,205,930
		16,638,906
Construction materials - 2.0%
Eagle Materials, Inc.	89,237	7,171,978
		23,810,884
Real estate - 5.6%
Equity real estate investment trusts - 5.6%
Forest City Realty Trust, Inc., Class A	550,825	13,032,521
Kimco Realty Corp.	232,142	6,975,867
		20,008,388
		20,008,388
Telecommunication services - 1.8%
Diversified telecommunication services - 1.8%
Level 3 Communications, Inc. (I)	128,266	6,365,842
Utilities - 2.8%
Electric utilities - 2.3%
Edison International	111,262	8,090,973
Multi-utilities - 0.5%
CenterPoint Energy, Inc.	86,326	1,939,745
		10,030,718
TOTAL COMMON STOCKS (Cost $296,265,829)		$347,590,728

SHORT-TERM INVESTMENTS - 0.7%
Money market funds - 0.7%
State Street Institutional Liquid Reserves Fund,
Premier Class, 0.4275% (Y)	2,508,467	2,508,467
TOTAL SHORT-TERM INVESTMENTS (Cost $2,508,467)		$2,508,467
Total Investments (Value Fund) (Cost $298,774,296) - 98.7%		$350,099,195
Other assets and liabilities, net - 1.3%		4,572,279
TOTAL NET ASSETS - 100.0%		$354,671,474
Percentages are based upon net assets.

Footnotes

Key to Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
CMT	Constant Maturity Treasury
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipts
GO	General Obligation
IO	Interest-Only Security (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
JHAM	John Hancock Asset Management
LIBOR	London Interbank Offered Rate
NVDR	Non Voting Depositary Receipts
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
TIPS	Treasury Inflation Protected Security
(A)	The subadvisor is an affiliate of the advisor.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(G)	The portfolio’s subadvisor is shown parenthetically.
(H)	Non-income producing — Issuer and/or security is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of August 31, 2016.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.

The accompanying notes are an integral part of the financial statements.

201

John Hancock Funds II

Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 12 of the Notes to financial statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of August 31, 2016.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.

202

John Hancock Funds II
Portfolio of Investments — August 31, 2016 (showing percentage of total net assets)

Certain funds had the following country concentration as a percentage of net assets, on 8-31-16:

Alpha Opportunities Fund
United States	83.6%
Canada	3.3%
United Kingdom	2.3%
Switzerland	1.8%
Ireland	1.6%
China	1.6%
Japan	1.0%
Other countries	4.8%
Total	100.0%

Capital Appreciation Fund
United States	86.8%
China	6.0%
Spain	2.4%
Germany	1.7%
Netherlands	1.2%
Other countries	1.9%
Total	100.0%

Capital Appreciation Value Fund
United States	89.1%
United Kingdom	6.0%
Netherlands	1.5%
Canada	1.0%
Other countries	2.4%
Total	100.0%

High Yield Fund
United States	83.7%
United Kingdom	4.5%
Luxembourg	2.9%
France	2.2%
Canada	2.0%
Other countries	4.7%
Total	100.0%

Investment Quality Bond Fund (as a percentage of total investments)
United States	83.5%
Cayman Islands	8.7%
United Kingdom	1.3%
Other countries	6.5%
Total	100.0%

Mid Value Fund
United States	89.4%
Canada	4.1%
Bermuda	2.0%
Ireland	1.2%
Other countries	3.3%
Total	100.0%

Science & Technology Fund
United States	77.0%
China	9.4%
South Korea	2.5%
Switzerland	1.9%
Singapore	1.8%
United Kingdom	1.8%
Japan	1.4%
Netherlands	1.0%
Other countries	3.2%
Total	100.0%

Strategic Equity Allocation Fund
United States	64.6%
Japan	6.4%
United Kingdom	4.4%
Switzerland	3.1%
Canada	2.5%
Germany	2.4%
France	2.3%
Australia	2.3%
South Korea	1.2%
Netherlands	1.0%
Other countries	9.8%
Total	100.0%

Total Return Fund (as a percentage of total investments)
United States	85.4%
Japan	3.7%
United Kingdom	2.5%
Denmark	1.0%
Other countries	7.4%
Total	100.0%

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of assets and liabilities — August 31, 2016

Assets	Active Bond Fund	All Cap Core Fund	Alpha Opportunities Fund	Asia Pacific Total Return Bond Fund
Unaffiliated investments, at value	$2,250,645,016	$613,146,606	$1,447,917,105	$394,801,396
Affiliated investments, at value	15,564,591	28,674,040	49,768,242	—
Repurchase agreements, at value	9,148,000	—	42,300,000	—
Total investments, at value	2,275,357,607	641,820,646	1,539,985,347	394,801,396
Cash	107	—	81,724	8,797,634
Foreign currency, at value	9,982	—	59,387	1,302,409
Cash held at broker for futures contracts	—	253,307	—	1,477,330
Receivable for investments sold	—	—	9,744,663	310,000
Unrealized appreciation on forward foreign currency contracts	—	—	4,054	360,591
Receivable for fund shares sold	144,116	—	—	634
Dividends and interest receivable	16,998,527	1,153,100	2,151,844	5,461,609
Receivable for securities lending income	9,260	48,131	63,393	—
Receivable for futures variation margin	—	83,368	—	—
Other assets	9,630	2,668	6,156	19,661
Total assets	2,292,529,229	643,361,220	1,552,096,568	412,531,264

Liabilities
Payable for investments purchased	86,272,891	—	8,884,566	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	235,519
Payable for fund shares repurchased	2,015,599	1,166,603	2,515,669	293,057
Payable upon return of securities loaned	15,564,556	28,678,863	49,794,487	—
Payable for futures variation margin	—	—	—	3,438
Payable to affiliates
Accounting and legal services fees	26,381	7,477	18,032	4,972
Other liabilities and accrued expenses	167,928	64,160	118,783	132,414
Total liabilities	104,047,355	29,917,103	61,331,537	669,400
Net assets	$2,188,481,874	$613,444,117	$1,490,765,031	$411,861,864

Net assets consist of
Paid-in capital	$2,108,549,218	$549,085,134	$1,424,554,489	$426,943,565
Undistributed net investment income (loss)	14,970,606	6,091,970	4,986,698	45,706
Accumulated undistributed net realized gain (loss) on investments	(4,400,241)	2,948,598	(127,449,473)	(12,969,201)
Net unrealized appreciation (depreciation) on investments	69,362,291	55,318,415	188,673,317	(2,158,206)
Net assets	$2,188,481,874	$613,444,117	$1,490,765,031	$411,861,864
Unaffiliated investments, including repurchase agreements, at cost	$2,190,406,944	$557,913,845	$1,301,546,219	$397,106,450
Affiliated investments, at cost	$15,563,793	$28,671,754	$49,762,629	—
Foreign currency, at cost	$34,560	—	$59,240	$1,307,974
Securities loaned, unaffiliated investments, at value	$15,002,699	$27,991,576	$48,151,665	—

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$328,418,438	—	—	—
Shares outstanding	31,725,268	—	—	—
Net asset value, offering price and redemption price per share	$10.35	—	—	—

Class NAV
Net assets	$1,860,063,436	$613,444,117	$1,490,765,031	$411,861,864
Shares outstanding	179,845,922	49,230,479	134,895,725	42,703,417
Net asset value, offering price and redemption price per share	$10.34	$12.46	$11.05	$9.64

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of assets and liabilities — August 31, 2016

Assets	Capital Appreciation Fund	Capital Appreciation Value Fund	Core Bond Fund	Fundamental Global Franchise Fund
Unaffiliated investments, at value	$1,957,850,242	$2,113,187,407	$1,556,258,607	$452,088,707
Affiliated investments, at value	56,745,633	—	—	—
Repurchase agreements, at value	5,907,000	—	—	—
Total investments, at value	2,020,502,875	2,113,187,407	1,556,258,607	452,088,707
Cash	646	—	950,253	—
Foreign currency, at value	38	65,581	—	16
Receivable for investments sold	—	18,621,514	15,421,771	6,936,286
Receivable for delayed delivery securities sold	—	—	169,246,681	—
Receivable for fund shares sold	138,085	—	2,101,855	—
Dividends and interest receivable	1,772,778	7,626,156	6,091,186	1,159,746
Receivable for securities lending income	218,763	—	123	—
Other assets	8,830	9,132	6,482	2,530
Total assets	2,022,642,015	2,139,509,790	1,750,076,958	460,187,285

Liabilities
Payable for investments purchased	—	13,931,816	35,168,725	6,813,101
Payable for delayed delivery securities purchased	—	—	256,027,185	—
Payable for fund shares repurchased	1,605,375	15,037,668	891,120	127,174
Payable upon return of securities loaned	56,761,996	—	—	—
Written options, at value	—	9,603,540	—	—
Payable for sale commitments outstanding, at value	—	—	11,964,103	—
Payable to affiliates
Accounting and legal services fees	23,815	25,641	17,424	5,466
Transfer agent fees	—	—	—	233
Other liabilities and accrued expenses	115,709	138,633	135,771	88,653
Total liabilities	58,506,895	38,737,298	304,204,328	7,034,627
Net assets	$1,964,135,120	$2,100,772,492	$1,445,872,630	$453,152,658

Net assets consist of
Paid-in capital	$961,483,503	$1,771,753,688	$1,406,696,823	$318,813,164
Undistributed net investment income (loss)	1,578,313	19,177,867	6,575,716	3,313,167
Accumulated undistributed net realized gain (loss) on investments	155,182,577	39,379,775	10,875,914	43,957,813
Net unrealized appreciation (depreciation) on investments	845,890,727	270,461,162	21,724,177	87,068,514
Net assets	$1,964,135,120	$2,100,772,492	$1,445,872,630	$453,152,658
Unaffiliated investments, including repurchase agreements, at cost	$1,117,872,654	1,842,793,369	$1,534,519,515	$365,065,734
Affiliated investments, at cost	$56,739,423	—	—	—
Foreign currency, at cost	$38	$65,984	—	$15
Proceeds received on sale commitments outstanding	—	—	$11,949,188	—
Premiums received on written options	—	$9,685,140	—	—
Securities loaned, unaffiliated investments, at value	$55,576,347	—	—	—

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A1
Net assets	—	—	—	$137,775
Shares outstanding	—	—	—	10,000
Net asset value and redemption price per share	—	—	—	$13.78

Class I
Net assets	—	—	—	$2,235,840
Shares outstanding	—	—	—	161,528
Net asset value and redemption price per share	—	—	—	$13.84

Class 1
Net assets	$551,490,618	—	$220,028,686	—
Shares outstanding	33,223,050	—	16,311,640	—
Net asset value, offering price and redemption price per share	$16.60	—	$13.49	—

Class NAV
Net assets	$1,412,644,502	$2,100,772,492	$1,225,843,944	$450,779,043
Shares outstanding	84,933,324	180,821,813	91,003,795	32,547,359
Net asset value, offering price and redemption price per share	$16.63	$11.62	$13.47	$13.85

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	—	—	—	$14.51

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of assets and liabilities — August 31, 2016

Assets	Global Bond Fund	Global Real Estate Fund	Health Sciences Fund	High Yield Fund
Unaffiliated investments, at value	$572,242,554	$222,568,018	$214,694,074	$518,127,572
Affiliated investments, at value	—	—	—	13,567,736
Repurchase agreements, at value	4,728,000	—	—	104,253
Total investments, at value	576,970,554	222,568,018	214,694,074	531,799,561
Cash	11	—	—	824,971
Foreign currency, at value	1,512,102	107,119	97	622,058
Cash held at broker for futures contracts	4,739,000	—	—	572,495
Receivable for investments sold	2,328,235	2,606,396	2,594,001	1,457,412
Receivable for delayed delivery securities sold	59,248,211	—	—	—
Unrealized appreciation on forward foreign currency contracts	2,461,361	—	—	53,077
Dividends and interest receivable	3,330,300	315,665	132,109	8,962,657
Receivable for securities lending income	—	—	—	9,661
Swap contracts, at value	1,366,514	—	—	—
Receivable for futures variation margin	584,146	—	—	16,406
Receivable for centrally cleared swaps	3,077,689	—	—	765,122
Other assets	89,635	5,650	1,217	2,523
Total assets	655,707,758	225,602,848	217,421,498	545,085,943

Liabilities
Payable for collateral held by portfolio	1,437,000	—	—	—
Foreign capital gains tax payable	—	—	2,930	—
Payable for investments purchased	4,945,951	3,174,554	1,100,594	1,558,854
Payable for delayed delivery securities purchased	91,762,521	—	—	—
Payable for sale-buybacks	20,751,686	—	—	—
Unrealized depreciation on forward foreign currency contracts	3,965,753	—	—	16,312
Payable for open reverse repurchase agreement	23,933,121	—	—	—
Payable for fund shares repurchased	224,201	59	3,580	1,503,079
Payable upon return of securities loaned	—	—	—	13,569,927
Written options, at value	426,609	—	39,092	—
Payable for sale commitments outstanding, at value	6,219,215	—	—	—
Swap contracts, at value	4,668,971	—	—	—
Payable to affiliates
Accounting and legal services fees	6,056	2,671	2,629	6,414
Other liabilities and accrued expenses	134,824	94,912	65,977	105,293
Total liabilities	158,475,908	3,272,196	1,214,802	16,759,879
Net assets	$497,231,850	$222,330,652	$216,206,696	$528,326,064

Net assets consist of
Paid-in capital	$486,437,294	$309,349,561	$127,842,086	$877,483,673
Undistributed net investment income (loss)	11,090,368	2,376,474	(125,608)	8,150,046
Accumulated undistributed net realized gain (loss) on investments	(1,009,968)	(134,074,975)	48,865,770	(328,272,479)
Net unrealized appreciation (depreciation) on investments	714,156	44,679,592	39,624,448	(29,035,176)
Net assets	$497,231,850	$222,330,652	$216,206,696	$528,326,064
Unaffiliated investments, including repurchase agreements, at cost	$571,602,667	$177,895,832	$175,074,666	$547,048,857
Affiliated investments, at cost	—	—	—	$13,568,963
Foreign currency, at cost	$1,548,238	$107,353	$97	$632,068
Proceeds received on sale commitments outstanding	$6,215,840	—	—	—
Premiums received on written options	$861,840	—	$81,459	—
Net unamortized upfront payment on swaps	($250,065)	—	—	—
Securities loaned, unaffiliated investments, at value	—	—	—	$12,987,250

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$66,043,751	—	—	$343,255,363
Shares outstanding	5,043,965	—	—	41,990,740
Net asset value, offering price and redemption price per share	$13.09	—	—	$8.17

Class NAV
Net assets	$431,188,099	$222,330,652	$216,206,696	$185,070,701
Shares outstanding	32,960,995	21,871,565	38,679,584	22,883,047
Net asset value, offering price and redemption price per share	$13.08	$10.17	$5.59	$8.09

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of assets and liabilities — August 31, 2016

Assets	International Growth Opportunities Fund	International Growth Stock Fund	International Small Cap Fund	International Value Fund
Unaffiliated investments, at value	$764,392,602	$779,529,525	$613,605,298	$1,529,538,012
Affiliated investments, at value	27,483,005	—	33,554,409	22,339,294
Total investments, at value	791,875,607	779,529,525	647,159,707	1,551,877,306
Cash	—	—	819,157	1,114,769
Foreign currency, at value	150,458	911,234	263,909	825,263
Receivable for investments sold	19,039,951	1,577,531	—	6,315,922
Receivable for fund shares sold	—	—	—	27,939
Dividends and interest receivable	1,290,495	1,976,349	1,260,882	3,830,248
Receivable for securities lending income	161,559	—	—	100,541
Other assets	4,483	3,802	6,409	6,598
Total assets	812,522,553	783,998,441	649,510,064	1,564,098,586

Liabilities
Foreign capital gains tax payable	—	—	232,974	—
Payable for investments purchased	14,941,222	4,089,003	1,273,102	6,930,645
Payable for fund shares repurchased	314,009	6,086	333,393	1,171,608
Payable upon return of securities loaned	27,485,208	—	33,553,563	22,321,208
Payable to affiliates
Accounting and legal services fees	9,448	9,559	7,477	19,078
Other liabilities and accrued expenses	167,698	126,425	155,047	225,024
Total liabilities	42,917,585	4,231,073	35,555,556	30,667,563
Net assets	$769,604,968	$779,767,368	$613,954,508	$1,533,431,023

Net assets consist of
Paid-in capital	$660,951,446	$697,706,011	$574,237,123	$1,676,484,107
Undistributed net investment income	4,029,240	7,229,805	7,459,955	29,868,381
Accumulated undistributed net realized gain (loss) on investments	(38,353,398)	(31,276,980)	(55,559,079)	(174,183,715)
Net unrealized appreciation (depreciation) on investments	142,977,680	106,108,532	87,816,509	1,262,250
Net assets	$769,604,968	$779,767,368	$613,954,508	$1,533,431,023
Unaffiliated investments, including repurchase agreements, at cost	$621,421,251	$673,415,230	$525,548,898	$1,528,295,832
Affiliated investments, at cost	$27,483,026	—	$33,550,739	$22,336,188
Foreign currency, at cost	$150,458	$903,775	$263,922	$821,304
Securities loaned, unaffiliated investments, at value	$25,851,339	—	$32,022,188	$21,092,460

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	—	$77,534,463	$186,128,281
Shares outstanding	—	—	4,369,871	12,575,001
Net asset value, offering price and redemption price per share	—	—	$17.74	$14.80

Class NAV
Net assets	$769,604,968	$779,767,368	$536,420,045	$1,347,302,742
Shares outstanding	60,316,266	62,246,847	30,235,543	91,262,880
Net asset value, offering price and redemption price per share	$12.76	$12.53	$17.74	$14.76

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of assets and liabilities — August 31, 2016

Assets	Investment Quality Bond Fund	Lifestyle II Aggressive Portfolio	Lifestyle II Balanced Portfolio	Lifestyle II Conservative Portfolio
Unaffiliated investments, at value	$761,970,161	$34,218,884	$211,426,950	$65,938,510
Affiliated investments, at value	2,133,252	70,872,464	139,516,854	9,237,072
Repurchase agreements, at value	44,100,000	—	—	—
Total investments, at value	808,203,413	105,091,348	350,943,804	75,175,582
Cash	451,707	1,000	—	—
Receivable for investments sold	1,918,323	23,088	161	—
Receivable for delayed delivery securities sold	112,983,488	—	—	—
Unrealized appreciation on forward foreign currency contracts	158,250	—	—	—
Receivable for fund shares sold	161,115	343,867	277,949	45,709
Dividends and interest receivable	3,159,086	74	325	68
Receivable for securities lending income	743	—	—	—
Swap contracts, at value	917,345	—	—	—
Receivable for futures variation margin	16,850	—	—	—
Receivable for centrally cleared swaps	529,878	—	—	—
Receivable due from advisor	—	103	—	127
Other assets	2,610	913	1,861	921
Total assets	928,502,808	105,460,393	351,224,100	75,222,407

Liabilities
Foreign currency overdraft, at value	2,931	—	—	—
Payable for investments purchased	1,322,192	328,701	1,514,222	468,187
Payable for delayed delivery securities purchased	323,956,593	—	—	—
Unrealized depreciation on forward foreign currency contracts	228,932	—	—	—
Payable for fund shares repurchased	83,340	—	—	—
Payable upon return of securities loaned	2,133,214	—	—	—
Swap contracts, at value	1,413,010	—	—	—
Payable to affiliates
Accounting and legal services fees	7,225	1,374	4,341	919
Transfer agent fees	—	—	2	3
Trustees’ fees	—	—	—	3
Other liabilities and accrued expenses	110,325	42,720	48,217	42,236
Total liabilities	329,257,762	372,795	1,566,782	511,348
Net assets	$599,245,046	$105,087,598	$349,657,318	$74,711,059

Net assets consist of
Paid-in capital	$582,934,275	$101,360,947	$337,185,085	$71,987,943
Undistributed net investment income (loss)	3,073,852	106,621	582,439	242,282
Accumulated undistributed net realized gain (loss) on investments	1,533,608	876,399	1,726,468	(193,537)
Net unrealized appreciation (depreciation) on investments	11,703,311	2,743,631	10,163,326	2,674,371
Net assets	$599,245,046	$105,087,598	$349,657,318	$74,711,059
Unaffiliated investments, including repurchase agreements, at cost	$792,805,450	$32,168,109	$203,180,267	$63,752,311
Affiliated investments, at cost	$2,133,172	$70,179,608	$137,600,211	$8,748,900
Foreign currency, at cost	($2,122)	—	—	—
Net unamortized upfront payment on swaps	$520,022	—	—	—
Securities loaned, unaffiliated investments, at value	$2,088,013	—	—	—

Net asset value per share
The funds have an unlimited number of shares authorized with no par value, except for Lifestyle II funds with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class R6
Net assets	—	$134,059	$107,989	$228,872
Shares outstanding	—	12,253	10,013	21,490
Net asset value, offering price and redemption price per share	—	$10.94	$10.78	$10.65

Class 1
Net assets	$83,463,936	$104,953,539	$349,549,329	$74,482,187
Shares outstanding	6,598,930	9,594,566	32,416,143	6,994,645
Net asset value, offering price and redemption price per share	$12.65	$10.94	$10.78	$10.65

Class NAV
Net assets	$515,781,110	—	—	—
Shares outstanding	40,840,217	—	—	—
Net asset value, offering price and redemption price per share	$12.63	—	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of assets and liabilities — August 31, 2016

Assets	Lifestyle II Growth Portfolio	Lifestyle II Moderate Portfolio	Mid Cap Stock Fund	Mid Value Fund
Investments in unaffiliated funds, at value	$129,817,819	$65,446,399	$1,448,739,640	$920,465,648
Investments in affiliated funds, at value	148,462,050	23,597,568	109,327,319	14,746,123
Repurchase agreements, at value	—	—	19,100,000	—
Total investments, at value	278,279,869	89,043,967	1,577,166,959	935,211,771
Cash	—	—	34,280	—
Foreign currency, at value	—	—	27	48,600
Receivable for investments sold	127,246	—	24,950,936	2,017,742
Receivable for fund shares sold	182,817	104,328	—	—
Dividends and interest receivable	306	96	683,157	1,528,467
Receivable for securities lending income	—	—	112,686	12,881
Receivable due from advisor	—	107	—	—
Other assets	1,574	957	6,221	3,925
Total assets	278,591,812	89,149,455	1,602,954,266	938,823,386

Liabilities
Payable for investments purchased	1,158,988	259,471	4,973,881	1,951,349
Payable for fund shares repurchased	—	—	1,886,408	92,330
Payable upon return of securities loaned	—	—	109,332,115	14,756,385
Payable to affiliates
Accounting and legal services fees	3,541	1,111	17,975	11,319
Transfer agent fees	12	8	—	—
Investment management fees	22	—	—	—
Other liabilities and accrued expenses	46,335	41,420	108,852	82,464
Total liabilities	1,208,898	302,010	116,319,231	16,893,847
Net assets	$277,382,914	$88,847,445	$1,486,635,035	$921,929,539

Net assets consist of
Paid-in capital	$267,321,372	$86,371,850	$1,291,415,886	$703,172,006
Undistributed net investment income (loss)	970,084	227,342	(1,568,149)	2,961,862
Accumulated undistributed net realized gain (loss) on investments	2,453,781	(32,333)	(26,011,160)	34,479,466
Net unrealized appreciation (depreciation) on investments	6,637,677	2,280,586	222,798,458	181,316,205
Net assets	$277,382,914	$88,847,445	$1,486,635,035	$921,929,539
Investments in unaffiliated funds, at cost	$124,338,598	$63,489,713	$1,245,049,435	$739,149,576
Investments in affiliated funds, at cost	$147,303,594	$23,273,668	$109,319,066	$14,745,009
Foreign currency, at cost	—	—	—	$49,295
Securities loaned, unaffiliated investments, at value	—	—	$107,040,739	$14,449,167

Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value except for the Lifestyle II funds with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class R6
Net assets	$867,801	$552,384	—	—
Shares outstanding	79,116	51,756	—	—
Net asset value, offering price and redemption price per share	$10.97	$10.67	—	—

Class 1
Net assets	$276,515,113	$88,295,061	$339,642,990	—
Shares outstanding	25,233,706	8,275,333	18,004,317	—
Net asset value, offering price and redemption price per share	$10.96	$10.67	$18.86	—

Class NAV
Net assets	—	—	$1,146,992,045	$921,929,539
Shares outstanding	—	—	60,330,551	58,044,507
Net asset value, offering price and redemption price per share	—	—	$19.01	$15.88

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of assets and liabilities — August 31, 2016

Assets	Real Estate Equity Fund	Real Estate Securities Fund	Real Return Bond Fund	Science & Technology Fund
Unaffiliated investments, at value	$220,699,484	$659,245,192	$1,234,366,841	$757,501,774
Affiliated investments, at value	—	—	—	21,164,622
Repurchase agreements, at value	—	10,286,000	1,518,000	6,568,000
Total investments, at value	220,699,484	669,531,192	1,235,884,841	785,234,396
Cash	—	315	33	857
Foreign currency, at value	—	—	904,406	1,063,363
Cash held at broker for futures contracts	—	—	1,026,000	—
Receivable for investments sold	150,538	8,744,804	1,231,050	6,230,591
Receivable for delayed delivery securities sold	—	—	50,319,453	—
Unrealized appreciation on forward foreign currency contracts	—	—	1,255,134	—
Dividends and interest receivable	112,741	208,335	3,376,157	643,637
Receivable for securities lending income	—	—	—	29,598
Receivable due from advisor	—	—	—	398
Swap contracts, at value	—	—	1,615,480	—
Receivable for centrally cleared swaps	—	—	4,819,536	—
Other assets	949	2,709	4,300	3,407
Total assets	220,963,712	678,487,355	1,300,436,390	793,206,247

Liabilities
Payable for collateral held by portfolio	—	—	1,922,000	—
Payable for investments purchased	267,189	11,084,264	3,299,708	4,663,409
Payable for delayed delivery securities purchased	—	—	71,300,962	—
Unrealized depreciation on forward foreign currency contracts	—	—	2,717,392	—
Payable for sale-buybacks	—	—	936,749	—
Payable for open reverse repurchase agreement	—	—	221,702,384	—
Payable for fund shares repurchased	209,659	2,568,428	549,215	977,226
Payable upon return of securities loaned	—	—	—	21,166,602
Written options, at value	—	—	1,621,093	—
Swap contracts, at value	—	—	3,804,023	—
Payable for futures variation margin	—	—	176,454	—
Payable to affiliates
Accounting and legal services fees	2,622	7,974	11,985	9,342
Other liabilities and accrued expenses	56,501	73,764	154,365	81,568
Total liabilities	535,971	13,734,430	308,196,330	26,898,147
Net assets	$220,427,741	$664,752,925	$992,240,060	$766,308,100

Net assets consist of
Paid-in capital	$95,048,813	$508,429,237	$1,009,879,952	$627,938,177
Undistributed net investment income (loss)	1,341,311	9,468,675	10,035,335	1,243,172
Accumulated undistributed net realized gain (loss) on investments	(6,371,818)	32,066,161	(36,356,286)	18,220,518
Net unrealized appreciation (depreciation) on investments	130,409,435	114,788,852	8,681,059	118,906,233
Net assets	$220,427,741	$664,752,925	$992,240,060	$766,308,100
Unaffiliated investments, including repurchase agreements, at cost	$90,290,049	$554,742,340	$1,218,190,977	$645,154,667
Affiliated investments, at cost	—	—	—	$21,161,669
Foreign currency, at cost	—	—	$929,003	$1,076,343
Premiums received on written options	—	—	$3,096,910	—
Net unamortized upfront payment on swaps	—	—	($600,319)	—
Securities loaned, unaffiliated investments, at value	—	—	—	$20,375,736

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	$664,752,925	$82,951,595	—
Shares outstanding	—	44,459,708	7,221,726	—
Net asset value, offering price and redemption price per share	—	$14.95	$11.49	—

Class NAV
Net assets	$220,427,741	—	$909,288,465	$766,308,100
Shares outstanding	17,967,989	—	80,124,925	65,223,791
Net asset value, offering price and redemption price per share	$12.27	—	$11.35	$11.75

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of assets and liabilities — August 31, 2016

Assets	Short Term Government Income Fund	Small Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund
Unaffiliated investments, at value	$312,389,007	$200,986,789	$179,998,677	$270,030,317
Affiliated investments, at value	—	9,356,889	2,811,443	2,946,590
Repurchase agreements, at value	7,321,000	1,100,000	—	—
Total investments, at value	319,710,007	211,443,678	182,810,120	272,976,907
Cash	287	26,414	—	—
Receivable for investments sold	—	1,801,831	191,034	625,805
Dividends and interest receivable	1,403,862	41,389	85,189	227,599
Receivable for securities lending income	—	6,079	1,355	7,005
Other assets	1,398	875	753	1,156
Total assets	321,115,554	213,320,266	183,088,451	273,838,472

Liabilities
Payable for delayed delivery securities purchased	7,745,000	—	—	—
Payable for investments purchased	—	826,919	931,004	738,762
Payable for fund shares repurchased	215,083	12,371	184,584	707,470
Payable upon return of securities loaned	—	9,359,746	2,814,324	2,943,240
Payable to affiliates
Accounting and legal services fees	3,767	2,476	2,171	3,262
Other liabilities and accrued expenses	89,064	61,516	50,516	54,238
Total liabilities	8,052,914	10,263,028	3,982,599	4,446,972
Net assets	$313,062,640	$203,057,238	$179,105,852	$269,391,500

Net assets consist of
Paid-in capital	$321,875,685	$196,799,190	$125,020,403	$158,907,289
Undistributed net investment income (loss)	1,455,910	(757,052)	(242,849)	1,067,628
Accumulated undistributed net realized gain (loss) on investments	(11,304,811)	(20,322,971)	7,218,274	16,033,359
Net unrealized appreciation (depreciation) on investments	1,035,856	27,338,071	47,110,024	93,383,224
Net assets	$313,062,640	$203,057,238	$179,105,852	$269,391,500
Unaffiliated investments, including repurchase agreements, at cost	$318,674,151	$174,748,259	$132,888,758	$176,647,412
Affiliated investments, at cost	—	$9,356,196	$2,811,338	$2,946,271
Securities loaned, unaffiliated investments, at value	—	$9,148,277	$2,744,859	$2,862,620

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	—	—	$83,534,773
Shares outstanding	—	—	—	2,932,268
Net asset value, offering price and redemption price per share	—	—	—	$28.49

Class NAV
Net assets	$313,062,640	$203,057,238	$179,105,852	$185,856,727
Shares outstanding	32,429,446	25,632,043	9,712,327	6,529,848
Net asset value, offering price and redemption price per share	$9.65	$7.92	$18.44	$28.46

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of assets and liabilities — August 31, 2016

Assets	Strategic Equity Allocation Fund	Total Return Fund	U.S. High Yield Bond Fund	Value Fund
Unaffiliated investments, at value	$6,862,561,974	$2,596,978,885	$358,581,960	$350,099,195
Affiliated investments, at value	91,349,000	—	10,909,350	—
Repurchase agreements, at value	300,480,000	5,200,000	—	—
Total investments, at value	7,254,390,974	2,602,178,885	369,491,310	350,099,195
Cash	—	47,073	18,500	—
Foreign currency, at value	9,170,563	870,113	—	595,308
Cash held at broker for futures contracts	22,699,933	1,113,981	—	—
Cash segregated at custodian for derivative contracts	—	2,328,000	—	—
Receivable for investments sold	61,852,922	29,780,409	392,569	4,370,581
Receivable for delayed delivery securities sold	—	313,245,497	—	—
Unrealized appreciation on forward foreign currency contracts	—	6,771,299	—	—
Dividends and interest receivable	16,618,805	11,577,417	5,913,608	289,144
Receivable for securities lending income	194,340	—	6,650	—
Swap contracts, at value	—	158,550	—	—
Receivable for centrally cleared swaps	—	7,790,988	—	—
Other assets	29,296	9,480	1,613	1,480
Total assets	7,364,956,833	2,975,871,692	375,824,250	355,355,708

Liabilities
Due to custodian	257,033	—	—	—
Payable for collateral held by portfolio	—	3,088,000	—	—
Payable for investments purchased	126,142,947	19,682,550	2,120,883	531,222
Payable for delayed delivery securities purchased	—	846,881,034	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,812,900	—	—
Payable for sale-buybacks	—	7,359,409	—	—
Payable for open reverse repurchase agreement	—	89,272,700	—	—
Payable for fund shares repurchased	6,845,391	1,334,087	1,051,172	92,240
Payable upon return of securities loaned	91,367,650	—	10,910,224	—
Written options, at value	—	772,824	—	—
Swap contracts, at value	—	2,303,288	—	—
Payable for futures variation margin	974,288	3,070,905	—	—
Payable to affiliates
Accounting and legal services fees	86,922	24,141	4,367	4,332
Other liabilities and accrued expenses	468,483	290,325	72,825	56,440
Total liabilities	226,142,714	975,892,163	14,159,471	684,234
Net assets	$7,138,814,119	$1,999,979,529	$361,664,779	$354,671,474

Net assets consist of
Paid-in capital	$5,959,508,426	$2,004,337,934	$378,304,920	$301,759,545
Undistributed net investment income (loss)	80,776,200	12,760,191	3,876,954	1,507,946
Accumulated undistributed net realized gain (loss) on investments	254,998,066	(25,752,096)	(10,501,856)	147,716
Net unrealized appreciation (depreciation) on investments	843,531,427	8,633,500	(10,015,239)	51,256,267
Net assets	$7,138,814,119	$1,999,979,529	$361,664,779	$354,671,474
Unaffiliated investments, including repurchase agreements, at cost	$6,325,759,938	$2,553,661,690	$368,597,482	$298,774,296
Affiliated investments, at cost	$91,340,772	—	$10,909,067	—
Foreign currency, at cost	$9,209,062	$898,992	—	$663,940
Premiums received on written options	—	$3,534,328	—	—
Net unamortized upfront payment on swaps	—	($2,503,898)	—	—
Securities loaned, unaffiliated investments, at value	$87,521,213	—	$10,617,178	—

Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	—	$80,303,543	—
Shares outstanding	—	—	7,204,219	—
Net asset value, offering price and redemption price per share	—	—	$11.15	—

Class NAV
Net assets	$7,138,814,119	$1,999,979,529	$281,361,236	$354,671,474
Shares outstanding	543,235,484	145,168,802	25,264,361	32,694,974
Net asset value, offering price and redemption price per share	$13.14	$13.78	$11.14	$10.85

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of operations — August 31, 2016

Investment income	Active Bond Fund	All Cap Core Fund	Alpha Opportunities Fund	Asia Pacific Total Return Bond Fund
Dividends	$572,301	$13,125,668	$21,964,938	—
Interest	70,919,276	25,901	179,557	18,040,069
Securities lending	64,523	607,582	1,330,016	—
Less foreign taxes withheld	—	(19,661)	(284,506)	(488,784)
Total investment income	71,556,100	13,739,490	23,190,005	17,551,285

Expenses
Investment management fees	11,709,501	4,888,874	14,684,514	2,961,060
Class 1 distribution and service fees	142,794	—	—	—
Accounting and legal services fees	253,358	81,315	198,045	53,490
Professional fees	97,620	54,688	86,525	160,900
Printing and postage	8,376	5,621	5,950	4,780
Custodian fees	291,813	59,465	211,951	150,580
Trustees’ fees	31,655	11,327	27,435	7,331
Registration and filing fees	12,650	3,401	4,384	5,082
Other	43,332	17,647	33,766	10,195
Total expenses before reductions	12,591,099	5,122,338	15,252,570	3,353,418
Less expense reductions	(144,707)	(46,490)	(573,404)	(30,574)
Net expenses	12,446,392	5,075,848	14,679,166	3,322,844
Net investment income (loss)	59,109,708	8,663,642	8,510,839	14,228,441

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	9,261,067	2,732,824	(100,734,370)[1]	(12,725,360)
Affiliated investments	(354)	(1,293)	1,506	—
Futures contracts	27,931	1,094,718	—	(57,831)
	9,288,644	3,826,249	(100,732,864)	(12,783,191)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	52,073,388	31,582,109	181,404,692	41,349,609
Affiliated investments	720	2,273	6,029	—
Futures contracts	—	530,038	—	11,636
	52,074,108	32,114,420	181,410,721	41,361,245
Net realized and unrealized gain (loss)	61,362,752	35,940,669	80,677,857	28,578,054

Increase (decrease) in net assets from operations	$120,472,460	$44,604,311	$89,188,696	$42,806,495

1	Net of foreign tax reimbursement of $117,472.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of operations — August 31, 2016

Investment income	Capital Appreciation Fund	Capital Appreciation Value Fund	Core Bond Fund	Fundamental Global Franchise Fund
Dividends	$15,868,252	$22,622,374	—	$8,262,012
Interest	4,035	21,668,881	$29,083,601	35,200
Securities lending	1,005,108	29,123	401	—
Less foreign taxes withheld	(267,407)	(83,259)	—	(423,860)
Total investment income	16,609,988	44,237,119	29,084,002	7,873,352

Expenses
Investment management fees	14,170,439	16,341,699	7,554,993	3,579,762
Class 1 distribution and service fees	291,335	—	96,244	—
Distribution and service fees	—	—	—	391
Accounting and legal services fees	260,311	260,636	167,246	58,004
Transfer agent fees	—	—	—	1,950
Professional fees	74,923	85,118	103,315	75,542
Printing and postage	7,282	6,164	6,889	7,135
Custodian fees	245,750	285,436	153,704	105,623
Trustees’ fees	35,961	34,534	21,408	7,910
Registration and filing fees	5,040	5,026	—	4,917
Other	43,613	32,019	13,209	11,379
Total expenses before reductions	15,134,654	17,050,632	8,117,008	3,852,613
Less expense reductions	(149,036)	(807,885)	(95,493)	(33,056)
Net expenses	14,985,618	16,242,747	8,021,515	3,819,557
Net investment income (loss)	1,624,370	27,994,372	21,062,487	4,053,795

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	200,821,806	63,636,685	21,427,819	53,426,124
Affiliated investments	8,429	220	—	—
Written options	—	798,929	—	—
	200,830,235	64,435,834	21,427,819	53,426,124

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(108,741,352)	116,882,081	30,342,412	27,321,418
Affiliated investments	6,132	—	—	—
Written options	—	2,797,402	—	—
	(108,735,220)	119,679,483	30,342,412	27,321,418
Net realized and unrealized gain (loss)	92,095,015	184,115,317	51,770,231	80,747,542

Increase (decrease) in net assets from operations	$93,719,385	$212,109,689	$72,832,718	$84,801,337

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of operations — August 31, 2016

Investment income	Global Bond Fund	Global Real Estate Fund	Health Sciences Fund	High Yield Fund
Dividends	$4,490	$8,718,605	$1,842,769	$884,793
Interest	11,736,702	8,082	21,892	39,901,014
Securities lending	—	21,775	—	124,051
Less foreign taxes withheld	—	(289,947)	(17,617)	—
Total investment income	11,741,192	8,458,515	1,847,044	40,909,858

Expenses
Investment management fees	3,480,825	2,094,184	2,679,475	3,543,559
Class 1 distribution and service fees	29,645	—	—	169,024
Accounting and legal services fees	64,310	30,121	33,450	67,221
Professional fees	111,725	78,950	60,479	128,351
Printing and postage	7,492	7,040	6,198	7,113
Custodian fees	132,801	(37,360)	36,079	64,282
Trustees’ fees	8,661	4,288	5,148	9,057
Registration and filing fees	4,016	3,400	6,617	3,651
Interest expense	11,663	—	—	—
Other	12,852	7,133	14,207	25,864
Total expenses before reductions	3,863,990	2,187,756	2,841,653	4,018,122
Less expense reductions	(36,709)	(17,180)	(156,697)	(38,352)
Net expenses	3,827,281	2,170,576	2,684,956	3,979,770
Net investment income (loss)	7,913,911	6,287,939	(837,912)	36,930,088

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	8,846,050	18,497,912	58,316,085	(57,777,401)
Affiliated investments	—	20	—	1,757
Futures contracts	11,037,332	—	—	2,032,559
Written options	2,017,446	—	227,569	—
Swap contracts	(11,539,476)	—	—	(388,794)
	10,361,352	18,497,932	58,543,654	(56,131,879)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	32,433,818	15,041,297	(78,906,023)[1]	45,289,140
Affiliated investments	—	(2)	—	(1,077)
Futures contracts	2,346,574	—	—	9,275
Written options	1,446	—	(52,349)	—
Swap contracts	(4,389,365)	—	—	(142,654)
	30,392,473	15,041,295	(78,958,372)	45,154,684
Net realized and unrealized gain (loss)	40,753,825	33,539,227	(20,414,718)	(10,977,195)

Increase (decrease) in net assets from operations	$48,667,736	$39,827,166	($21,252,630)	$25,952,893

1	Net of $2,930 increase in foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of operations — August 31, 2016

Investment income	International Growth Opportunities Fund	International Growth Stock Fund	International Small Cap Fund	International Value Fund
Dividends	$11,668,973	$19,952,537	$18,922,462	$49,336,756
Interest	23,656	87,427	48,462	28,352
Securities lending	625,773	—	825,198	1,635,933
Less foreign taxes withheld	(1,149,544)	(1,582,162)	(2,041,950)	(4,533,411)
Total investment income	11,168,858	18,457,802	17,754,172	46,467,630

Expenses
Investment management fees	6,503,219	6,017,959	7,042,738	12,776,398
Class 1 distribution and service fees	—	—	42,650	93,548
Accounting and legal services fees	102,934	98,105	96,186	206,520
Professional fees	118,384	89,744	76,501	91,965
Printing and postage	4,417	5,166	7,931	7,102
Custodian fees	292,150	231,605	243,280	465,733
Trustees’ fees	14,610	13,453	13,493	28,717
Registration and filing fees	2,248	—	893	888
Other	20,691	18,850	21,023	35,756
Total expenses before reductions	7,058,653	6,474,882	7,544,695	13,706,627
Less expense reductions	(58,895)	(56,082)	(55,085)	(117,992)
Net expenses	6,999,758	6,418,800	7,489,610	13,588,635
Net investment income	4,169,100	12,039,002	10,264,562	32,878,995

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(31,386,161)	(27,474,188)	(32,403,612)	(75,890,296)
Affiliated investments	(2,182)	—	5,222	10,130
	(31,388,343)	(27,474,188)	(32,398,390)	(75,880,166)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	85,082,372	52,034,902	12,702,979 [1]	93,760,336
Affiliated investments	(21)	—	3,355	2,896
	85,082,351	52,034,902	12,706,334	93,763,232
Net realized and unrealized gain (loss)	53,694,008	24,560,714	(19,692,056)	17,883,066

Increase (decrease) in net assets from operations	$57,863,108	$36,599,716	($9,427,494)	$50,762,061

1	Net of $232,974 increase in foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of operations — August 31, 2016

Investment income	Investment Quality Bond Fund	Lifestyle II Aggressive Portfolio	Lifestyle II Balanced Portfolio	Lifestyle II Conservative Portfolio
Dividends	—	$530,941	$4,702,027	$1,404,897
Interest	$17,597,077	294	1,908	812
Securities lending	8,617	—	—	—
Income distributions received from affiliated funds	—	722,495	1,476,527	96,588
Less foreign taxes withheld	—	—	—	—
Total investment income	17,605,694	1,253,730	6,180,462	1,502,297

Expenses
Investment management fees	3,339,181	139,057	765,376	218,281
Class 1 distribution and service fees	36,566	36,549	123,742	25,184
Transfer agent fees	—	32	21	47
Accounting and legal services fees	74,583	9,733	32,715	6,680
State registration fees	—	2,454	2,766	2,766
Professional fees	93,856	37,267	40,375	36,841
Printing and postage	6,726	6,734	6,737	6,734
Custodian fees	74,156	11,700	11,700	11,700
Trustees’ fees	9,785	1,217	3,678	821
Registration and filing fees	73	4,974	7,891	4,934
Other	13,392	6,927	8,903	6,775
Total expenses before reductions	3,648,318	256,644	1,003,904	320,763
Less expense reductions	(42,585)	(44,309)	—	(51,913)
Net expenses	3,605,733	212,335	1,003,904	268,850
Net investment income (loss)	13,999,961	1,041,395	5,176,558	1,233,447

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	5,754,311 [1]	(364,034)	(1,236,431)	(152,482)
Affiliated investments	37	(556,196)	(636,766)	(260,048)
Capital gain distributions received from unaffiliated funds	—	—	29,894	13,283
Capital gain distributions received from affiliated funds	—	1,889,894	3,862,283	252,654
Futures contracts	727,138	—	—	—
Written options	6,486	—	—	—
Swap contracts	(2,812,310)	—	—	—
	3,675,662	969,664	2,018,980	(146,593)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	19,799,917	2,963,203	10,886,473	2,738,467
Affiliated investments	84	2,704,736	5,305,683	702,089
Futures contracts	34,671	—	—	—
Swap contracts	(535,782)	—	—	—
	19,298,890	5,667,939	16,192,156	3,440,556
Net realized and unrealized gain (loss)	22,974,552	6,637,603	18,211,136	3,293,963

Increase (decrease) in net assets from operations	$36,974,513	$7,678,998	$23,387,694	$4,527,410

1	Net of foreign taxes of $4,202.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of operations — August 31, 2016

Investment income	Lifestyle II Growth Portfolio	Lifestyle II Moderate Portfolio	Mid Cap Stock Fund	Mid Value Fund
Dividends	$2,391,887	$1,555,517	$7,783,610	$19,304,364
Interest	1,288	600	119,327	168,905
Securities lending	—	—	2,251,545	187,380
Income distributions received from affiliated funds	1,400,167	250,730	—	—
Less foreign taxes withheld	—	—	(34,347)	(202,331)
Total investment income	3,793,342	1,806,847	10,120,135	19,458,318

Expenses
Investment management fees	459,458	235,557	12,356,256	8,797,019
Class 1 distribution and service fees	91,454	31,488	169,260	—
Transfer agent fees	158	90	—	—
Accounting and legal services fees	24,421	8,406	191,629	119,710
State registration fees	2,766	2,766	—	—
Professional fees	39,171	37,087	74,619	63,911
Printing and postage	6,735	5,917	7,010	6,678
Custodian fees	11,700	11,700	168,849	118,894
Trustees’ fees	2,757	1,075	26,524	16,323
Registration and filing fees	6,589	5,316	6,238	3,502
Other	7,601	6,932	38,807	17,504
Total expenses before reductions	652,810	346,334	13,039,192	9,143,541
Less expense reductions	(9,553)	(47,343)	(109,633)	(488,153)
Net expenses	643,257	298,991	12,929,559	8,655,388
Net investment income (loss)	3,150,085	1,507,856	(2,809,424)	10,802,930

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated funds	(497,663)	(316,275)	(18,329,574)	56,488,308
Investments in affiliated funds	(526,080)	(317,926)	(440)	1,567
Capital gain distributions received from unaffiliated funds	9,490	12,929	—	—
Capital gain distributions received from affiliated funds	3,662,542	655,857	—	—
	2,648,289	34,585	(18,330,014)	56,489,875

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated funds	7,705,940	2,875,465	65,682,798	61,722,653
Investments in affiliated funds	5,296,175	1,092,221	7,491	1,041
	13,002,115	3,967,686	65,690,289	61,723,694
Net realized and unrealized gain (loss)	15,650,404	4,002,271	47,360,275	118,213,569

Increase (decrease) in net assets from operations	$18,800,489	$5,510,127	$44,550,851	$129,016,499

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of operations — August 31, 2016

Investment income	Real Estate Equity Fund	Real Estate Securities Fund	Real Return Bond Fund	Science & Technology Fund
Dividends	$6,398,703	$23,166,398	$282	$6,642,263
Interest	102,112	2,566	16,853,780	2,311,757
Securities lending	—	4,664	—	469,657
Less foreign taxes withheld	—	—	(1,173)	(107,142)
Total investment income	6,500,815	23,173,628	16,852,889	9,316,535

Expenses
Investment management fees	1,982,046	4,074,665	5,427,318	7,939,108
Class 1 distribution and service fees	—	291,048	41,071	—
Accounting and legal services fees	29,210	75,130	100,495	100,617
Professional fees	51,620	61,320	109,057	72,898
Printing and postage	5,594	7,034	6,732	6,984
Custodian fees	19,069	65,436	117,327	136,015
Trustees’ fees	4,093	9,689	11,843	14,111
Registration and filing fees	3,520	6,488	18,186	3,520
Interest expense	—	—	61,131	—
Other	7,746	13,565	15,330	18,504
Total expenses before reductions	2,102,898	4,604,375	5,908,490	8,291,757
Less expense reductions	(104,008)	(43,020)	(57,361)	(342,719)
Net expenses	1,998,890	4,561,355	5,851,129	7,949,038
Net investment income (loss)	4,501,925	18,612,273	11,001,760	1,367,497

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	26,441,761	41,884,423	(5,272,444)	34,382,664
Affiliated investments	—	1,271	—	3,317
Futures contracts	—	—	(3,158,116)	—
Written options	—	—	1,474,999	—
Swap contracts	—	—	(8,446,513)	—
	26,441,761	41,885,694	(15,402,074)	34,385,981

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	15,349,603	70,780,643	48,143,735	98,305,763
Affiliated investments	—	—	—	2,702
Futures contracts	—	—	314,879	—
Written options	—	—	1,003,343	—
Swap contracts	—	—	(3,723,618)	—
	15,349,603	70,780,643	45,738,339	98,308,465
Net realized and unrealized gain (loss)	41,791,364	112,666,337	30,336,265	132,694,446

Increase (decrease) in net assets from operations	$46,293,289	$131,278,610	$41,338,025	$134,061,943

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of operations — August 31, 2016

Investment income	Short Term Government Income Fund	Small Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund
Dividends	—	$984,055	$1,481,104	$4,946,749
Interest	$3,566,344	15,414	18,763	9,114
Securities lending	172	196,855	61,062	88,386
Less foreign taxes withheld	—	(249)	—	(5,231)
Total investment income	3,566,516	1,196,075	1,560,929	5,039,018

Expenses
Investment management fees	1,457,529	2,107,537	1,776,410	2,773,799
Class 1 distribution and service fees	—	—	—	39,048
Accounting and legal services fees	33,814	25,954	22,953	34,308
Professional fees	75,923	57,195	48,018	49,338
Printing and postage	7,431	5,593	5,989	6,112
Custodian fees	34,765	24,668	7,310	13,725
Trustees’ fees	4,140	3,698	3,250	4,718
Registration and filing fees	5,977	4,787	3,613	4,700
Other	7,302	8,338	7,288	8,986
Total expenses before reductions	1,626,881	2,237,770	1,874,831	2,934,734
Less expense reductions	(19,311)	(14,834)	(13,128)	(162,744)
Net expenses	1,607,570	2,222,936	1,861,703	2,771,990
Net investment income (loss)	1,958,946	(1,026,861)	(300,774)	2,267,028

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	362,573	(19,278,471)	7,787,104	34,780,341
Affiliated investments	—	895	(200)	1,139
	362,573	(19,277,576)	7,786,904	34,781,480

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	389,943	5,874,726	(1,564,529)	1,458,669
Affiliated investments	—	589	89	329
	389,943	5,875,315	(1,564,440)	1,458,998
Net realized and unrealized gain (loss)	752,516	(13,402,261)	6,222,464	36,240,478

Increase (decrease) in net assets from operations	$2,711,462	($14,429,122)	$5,921,690	$38,507,506

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of operations — August 31, 2016

Investment income	Strategic Equity Allocation Fund	Total Return Fund	U.S. High Yield Bond Fund	Value Fund
Dividends	$158,348,844	$2,320,283	$58,992	$5,547,580
Interest	57,128	54,072,997	21,822,724	31,633
Securities lending	2,406,292	—	70,967	—
Less foreign taxes withheld	(6,502,062)	—	—	—
Total investment income	154,310,202	56,393,280	21,952,683	5,579,213

Expenses
Investment management fees	41,131,029	12,930,383	2,373,644	2,467,517
Class 1 distribution and service fees	—	14,980	38,592	—
Accounting and legal services fees	843,492	247,779	41,667	45,745
Professional fees	158,609	134,580	96,770	50,511
Printing and postage	8,611	7,138	6,117	5,920
Custodian fees	1,340,962	282,123	44,814	37,394
Trustees’ fees	110,020	32,255	5,463	6,382
Registration and filing fees	19,483	3,520	4,491	3,840
Interest expense	—	11,297	—	—
Other	100,580	38,131	8,319	11,420
Total expenses before reductions	43,712,786	13,702,186	2,619,877	2,628,729
Less expense reductions	(9,002,281)	(692,716)	(23,758)	(26,146)
Net expenses	34,710,505	13,009,470	2,596,119	2,602,583
Net investment income (loss)	119,599,697	43,383,810	19,356,564	2,976,630

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	362,433,235 [1]	13,775,383	(6,517,895)	2,281,683
Affiliated investments	10,351	—	(115)	—
Futures contracts	(1,547,791)	1,822,571	—	—
Written options	—	12,572,424	—	—
Swap contracts	—	(27,460,736)	—	—
	360,895,795	709,642	(6,518,010)	2,281,683

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	45,280,442	78,217,414	9,039,629	1,354,234
Affiliated investments	7,927	—	254	—
Futures contracts	28,210,641	733,356	—	—
Written options	—	1,026,134	—	—
Swap contracts	—	(29,445,557)	—	—
	73,499,010	50,531,347	9,039,883	1,354,234
Net realized and unrealized gain (loss)	434,394,805	51,240,989	2,521,873	3,635,917

Increase (decrease) in net assets from operations	$553,994,502	$94,624,799	$21,878,437	$6,612,547

1	Net of foreign taxes of $6,790.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of changes in net assets

	Active Bond Fund		All Cap Core Fund		Alpha Opportunities Fund
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$59,109,708	$60,618,829	$8,663,642	$7,202,030	$8,510,839	$9,720,337
Net realized gain (loss)	9,288,644	5,472,298	3,826,249	78,761,273	(100,732,864)	197,987,859
Change in net unrealized appreciation (depreciation)	52,074,108	(52,655,847)	32,114,420	(63,503,227)	181,410,721	(212,688,180)
Increase (decrease) in net assets resulting from operations	120,472,460	13,435,280	44,604,311	22,460,076	89,188,696	(4,979,984)
Distributions to shareholders
From net investment income
Class 1	(9,019,493)	(5,818,864)	—	—	—	—
Class NAV	(54,582,937)	(60,623,202)	(7,452,439)	(5,174,242)	(10,733,457)	(7,901,121)
From net realized gain
Class 1	(326,755)	(621,590)	—	—	—	—
Class NAV	(1,866,920)	(6,790,666)	(77,825,265)	(53,298,421)	(194,568,158)	(214,870,802)
Total distributions	(65,796,105)	(73,854,322)	(85,277,704)	(58,472,663)	(205,301,615)	(222,771,923)
From fund share transactions	326,156,181	154,898,272	(35,207,135)	(35,392,872)	(21,757,909)	(29,887,041)
Total increase (decrease)	380,832,536	94,479,230	(75,880,528)	(71,405,459)	(137,870,828)	(257,638,948)

Net assets
Beginning of year	1,807,649,338	1,713,170,108	689,324,645	760,730,104	1,628,635,859	1,886,274,807
End of year	$2,188,481,874	$1,807,649,338	$613,444,117	$689,324,645	$1,490,765,031	$1,628,635,859

Undistributed net investment income (loss)	$14,970,606	$14,728,207	$6,091,970	$4,882,724	$4,986,698	$7,503,196

	Asia Pacific Total Return Bond Fund		Capital Appreciation Fund		Capital Appreciation Value Fund
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$14,228,441	$14,008,780	$1,624,370	$1,074,009	$27,994,372	$28,027,959
Net realized gain (loss)	(12,783,191)	(2,314,969)	200,830,235	239,486,387	64,435,834	237,461,571
Change in net unrealized appreciation (depreciation)	41,361,245	(32,659,098)	(108,735,220)	(73,789,276)	119,679,483	(139,804,055)
Increase (decrease) in net assets resulting from operations	42,806,495	(20,965,287)	93,719,385	166,771,120	212,109,689	125,685,475
Distributions to shareholders
From net investment income
Class 1	—	—	(93,612)	—	—	—
Class NAV	(12,135,441)	(11,460,097)	(950,595)	—	(29,939,547)	(26,397,373)
From net realized gain
Class 1	—	—	(77,629,558)	(43,556,466)	—	—
Class NAV	—	—	(185,021,813)	(131,725,410)	(202,982,823)	(223,603,907)
Total distributions	(12,135,441)	(11,460,097)	(263,695,578)	(175,281,876)	(232,922,370)	(250,001,280)
From fund share transactions	(40,892,718)	11,487,186	27,272,285	(253,813,156)	121,086,585	137,545,169
Total increase (decrease)	(10,221,664)	(20,938,198)	(142,703,908)	(262,323,912)	100,273,904	13,229,364

Net assets
Beginning of year	422,083,528	443,021,726	2,106,839,028	2,369,162,940	2,000,498,588	1,987,269,224
End of year	$411,861,864	$422,083,528	$1,964,135,120	$2,106,839,028	$2,100,772,492	$2,000,498,588

Undistributed net investment income (loss)	$45,706	$8,742,625	$1,578,313	$1,043,374	$19,177,867	$19,349,168

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of changes in net assets

	Core Bond Fund		Fundamental Global Franchise Fund		Global Bond Fund
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$21,062,487	$12,413,532	$4,053,795	$3,864,629	$7,913,911	$9,548,021
Net realized gain (loss)	21,427,819	1,347,790	53,426,124	36,129,520	10,361,352	(5,548,541)
Change in net unrealized appreciation (depreciation)	30,342,412	(15,648,285)	27,321,418	(30,664,714)	30,392,473	(40,541,744)
Increase (decrease) in net assets resulting from operations	72,832,718	(1,886,963)	84,801,337	9,329,435	48,667,736	(36,542,264)
Distributions to shareholders
From net investment income
Class A	—	—	(685)	(645)	—	—
Class I	—	—	(9,656)	(5,793)	—	—
Class 1	(3,390,519)	(1,966,489)	—	—	(13,163)	—
Class NAV	(20,094,493)	(10,419,950)	(4,087,759)	(4,361,694)	(284,112)	—
From net realized gain
Class A	—	—	(12,814)	(6,509)	—	—
Class I	—	—	(112,789)	(34,732)	—	—
Class NAV	—	—	(41,767,440)	(22,637,963)	—	—
Total distributions	(23,485,012)	(12,386,439)	(45,991,143)	(27,047,336)	(297,275)	—
From fund share transactions	184,034,937	719,051,137	(35,527,038)	12,258,325	(73,394,903)	(49,597,623)
Total increase (decrease)	233,382,643	704,777,735	3,283,156	(5,459,576)	(25,024,442)	(86,139,887)

Net assets
Beginning of year	1,212,489,987	507,712,252	449,869,502	455,329,078	522,256,292	608,396,179
End of year	$1,445,872,630	$1,212,489,987	$453,152,658	$449,869,502	$497,231,850	$522,256,292

Undistributed net investment income (loss)	$6,575,716	$5,232,397	$3,313,167	$3,573,826	$11,090,368	($4,134,276)

	Global Real Estate Fund		Health Sciences Fund		High Yield Fund
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$6,287,939	$5,167,650	($837,912)	$302,126	$36,930,088	$47,413,201
Net realized gain (loss)	18,497,932	31,608,995	58,543,654	232,224,138	(56,131,879)	(11,283,590)
Change in net unrealized appreciation (depreciation)	15,041,295	(46,710,633)	(78,958,372)	(103,333,454)	45,154,684	(88,228,100)
Increase (decrease) in net assets resulting from operations	39,827,166	(9,933,988)	(21,252,630)	129,192,810	25,952,893	(52,098,489)
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(25,062,983)	(33,012,583)
Class NAV	(5,422,106)	(8,099,034)	(268,135)	—	(13,653,830)	(21,407,470)
From net realized gain
Class NAV	—	—	(210,448,212)	(141,133,260)	—	—
Total distributions	(5,422,106)	(8,099,034)	(210,716,347)	(141,133,260)	(38,716,813)	(54,420,053)
From fund share transactions	(99,460,974)	(33,493,089)	80,113,670	(240,424,867)	(56,813,606)	(244,485,731)
Total increase (decrease)	(65,055,914)	(51,526,111)	(151,855,307)	(252,365,317)	(69,577,526)	(351,004,273)

Net assets
Beginning of year	287,386,566	338,912,677	368,062,003	620,427,320	597,903,590	948,907,863
End of year	$222,330,652	$287,386,566	$216,206,696	$368,062,003	$528,326,064	$597,903,590

Undistributed (accumulated distributions in excess of) net investment income (loss)	$2,376,474	($2,372,078)	($125,608)	$267,021	$8,150,046	$11,054,708

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of changes in net assets

	International Growth Opportunities Fund		International Growth Stock Fund		International Small Cap Fund
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$4,169,100	$4,406,826	$12,039,002	$10,719,382	$10,264,562	$8,860,173
Net realized gain (loss)	(31,388,343)	(2,716,226)	(27,474,188)	18,198,132	(32,398,390)	13,806,309
Change in net unrealized appreciation (depreciation)	85,082,351	(121,021,785)	52,034,902	(108,925,226)	12,706,334	(80,429,431)
Increase (decrease) in net assets resulting from operations	57,863,108	(119,331,185)	36,599,716	(80,007,712)	(9,427,494)	(57,762,949)
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(849,681)	(540,204)
Class NAV	(3,805,088)	(6,875,088)	(9,700,412)	(12,337,009)	(6,881,611)	(3,350,891)
From net realized gain
Class NAV	—	(29,198,742)	(12,948,337)	(18,536,165)	—	—
Total distributions	(3,805,088)	(36,073,830)	(22,648,749)	(30,873,174)	(7,731,292)	(3,891,095)
From fund share transactions	(117,738,953)	140,412,478	14,749,603	172,244,652	(162,977,056)	159,147,946
Total increase (decrease)	(63,680,933)	(14,992,537)	28,700,570	61,363,766	(180,135,842)	97,493,902

Net assets
Beginning of year	833,285,901	848,278,438	751,066,798	689,703,032	794,090,350	696,596,448
End of year	$769,604,968	$833,285,901	$779,767,368	$751,066,798	$613,954,508	$794,090,350

Undistributed net investment income (loss)	$4,029,240	$3,804,248	$7,229,805	$5,161,317	$7,459,955	$4,721,885

	International Value Fund		Investment Quality Bond Fund		Lifestyle II Aggressive Portfolio
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$32,878,995	$32,209,078	$13,999,961	$10,990,296	$1,041,395	$227,239
Net realized gain (loss)	(75,880,166)	25,716,390	3,675,662	6,742,802	969,664	188,776
Change in net unrealized appreciation (depreciation)	93,763,232	(419,864,091)	19,298,890	(17,375,120)	5,667,939	(3,041,706)
Increase (decrease) in net assets resulting from operations	50,762,061	(361,938,623)	36,974,513	357,978	7,678,998	(2,625,691)
Distributions to shareholders
From net investment income
Class R6	—	—	—	—	(2,083)	(5,102)
Class 1	(3,736,616)	(6,220,011)	(1,392,061)	(1,349,521)	(947,687)	(210,366)
Class NAV	(30,264,287)	(44,475,478)	(9,981,098)	(9,975,349)	—	—
From net realized gain
Class R6	—	—	—	—	(539)	(624)
Class 1	—	—	(673,803)	(495,849)	(252,494)	(24,917)
Class NAV	—	—	(4,815,837)	(3,687,680)	—	—
Total distributions	(34,000,903)	(50,695,489)	(16,862,799)	(15,508,399)	(1,202,803)	(241,009)
From portfolio share transactions	(257,666,798)	112,146,563	(738,468)	154,448,758	53,640,203	42,988,122
Total increase (decrease)	(240,905,640)	(300,487,549)	19,373,246	139,298,337	60,116,398	40,121,422

Net assets
Beginning of year	1,774,336,663	2,074,824,212	579,871,800	440,573,463	44,971,200	4,849,778
End of year	$1,533,431,023	$1,774,336,663	$599,245,046	$579,871,800	$105,087,598	$44,971,200

Undistributed net investment income (loss)	$29,868,381	$31,185,983	$3,073,852	$1,944,571	$106,621	$11,550

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of changes in net assets

	Lifestyle II Balanced Portfolio		Lifestyle II Conservative Portfolio		Lifestyle II Growth Portfolio
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$5,176,558	$1,005,309	$1,233,447	$269,187	$3,150,085	$612,376
Net realized gain (loss)	2,018,980	189,487	(146,593)	3,818	2,648,289	236,684
Change in net unrealized appreciation (depreciation)	16,192,156	(6,135,955)	3,440,556	(790,333)	13,002,115	(6,548,325)
Increase (decrease) in net assets resulting from operations	23,387,694	(4,941,159)	4,527,410	(517,328)	18,800,489	(5,699,265)
Distributions to shareholders
From net investment income
Class R6	(2,753)	(1,793)	(6,523)	(1,924)	(15,200)	(1,477)
Class 1	(4,835,557)	(775,782)	(1,066,378)	(189,138)	(2,395,011)	(390,967)
From net realized gain
Class R6	(260)	(118)	(357)	(59)	(2,362)	(168)
Class 1	(426,840)	(43,252)	(44,675)	(4,464)	(379,688)	(41,397)
Total distributions	(5,265,410)	(820,945)	(1,117,933)	(195,585)	(2,792,261)	(434,009)
From fund share transactions	190,707,768	137,693,926	42,162,113	27,491,636	144,300,372	113,002,054
Total increase (decrease)	208,830,052	131,931,822	45,571,590	26,778,723	160,308,600	106,868,780

Net assets
Beginning of year	140,827,266	8,895,444	29,139,469	2,360,746	117,074,314	10,205,534
End of year	$349,657,318	$140,827,266	$74,711,059	$29,139,469	$277,382,914	$117,074,314

Undistributed net investment income (loss)	$582,439	$233,759	$242,282	$81,116	$970,084	$224,971

	Lifestyle II Moderate Portfolio		Mid Cap Stock Fund		Mid Value Fund
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$1,507,856	$399,213	($2,809,424)	($4,141,297)	$10,802,930	$9,125,651
Net realized gain (loss)	34,585	60,066	(18,330,014)	214,505,491	56,489,875	112,853,131
Change in net unrealized appreciation (depreciation)	3,967,686	(1,711,100)	65,690,289	(128,121,814)	61,723,694	(155,727,095)
Increase (decrease) in net assets resulting from operations	5,510,127	(1,251,821)	44,550,851	82,242,380	129,016,499	(33,748,313)
Distributions to shareholders
From net investment income
Class R6	(12,463)	(4,548)	—	—	—	—
Class 1	(1,378,271)	(289,235)	—	—	—	—
Class NAV	—	—	—	—	(12,391,545)	(8,307,300)
From net realized gain
Class R6	(1,004)	(241)	—	—	—	—
Class 1	(112,008)	(12,044)	(39,928,134)	(45,732,424)	—	—
Class NAV	—	—	(133,298,081)	(170,748,835)	(91,207,573)	(120,369,786)
Total distributions	(1,503,746)	(306,068)	(173,226,215)	(216,481,259)	(103,599,118)	(128,677,086)
From portfolio share transactions
Portfolio share transactions	41,539,774	42,723,340	—	—	—	—
Issued in reorganization	—	—	—	—	—	—
From fund share transactions	41,539,774	42,723,340	54,760,235	6,335,740	(60,866,426)	34,640,486
Total increase (decrease)	45,546,155	41,165,451	(73,915,129)	(127,903,139)	(35,449,045)	(127,784,913)

Net assets
Beginning of year	43,301,290	2,135,839	1,560,550,164	1,688,453,303	957,378,584	1,085,163,497
End of year	$88,847,445	$43,301,290	$1,486,635,035	$1,560,550,164	$921,929,539	$957,378,584

Undistributed net investment income (loss)	$227,342	$109,195	($1,568,149)	—	$2,961,862	$4,608,677

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of changes in net assets

	Real Estate Equity Fund		Real Estate Securities Fund		Real Return Bond Fund
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$4,501,925	$3,231,331	$18,612,273	$9,403,399	$11,001,760	$2,985,599
Net realized gain (loss)	26,441,761	26,896,645	41,885,694	56,817,552	(15,402,074)	3,125,164
Change in net unrealized appreciation (depreciation)	15,349,603	(21,479,405)	70,780,643	(69,184,141)	45,738,339	(31,291,263)
Increase (decrease) in net assets resulting from operations	46,293,289	8,648,571	131,278,610	(2,963,190)	41,338,025	(25,180,500)
Distributions to shareholders
From net investment income
Class 1	—	—	(10,374,172)	(9,604,313)	(1,110,720)	(2,333,922)
Class NAV	(3,324,034)	(3,197,138)	—	—	(7,322,232)	(10,932,801)
From net realized gain
Class 1	—	—	(53,994,317)	(43,287,402)	—	—
Class NAV	(23,858,101)	(6,419,069)	—	—	—	—
Total distributions	(27,182,135)	(9,616,207)	(64,368,489)	(52,891,715)	(8,432,952)	(13,266,723)
From fund share transactions	(28,172,064)	(29,065,787)	76,881,198	10,116,862	393,915,475	45,196,382
Total increase (decrease)	(9,060,910)	(30,033,423)	143,791,319	(45,738,043)	426,820,548	6,749,159

Net assets
Beginning of year	229,488,651	259,522,074	520,961,606	566,699,649	565,419,512	558,670,353
End of year	$220,427,741	$229,488,651	$664,752,925	$520,961,606	$992,240,060	$565,419,512

Undistributed net investment income (loss)	$1,341,311	$681,637	$9,468,675	$2,723,523	$10,035,335	$6,069,896

	Science & Technology Fund		Short Term Government Income Fund		Small Cap Growth Fund
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$1,367,497	($2,849,535)	$1,958,946	$1,425,534	($1,026,861)	($1,312,421)
Net realized gain (loss)	34,385,981	183,131,095	362,573	(170,329)	(19,277,576)	32,783,660
Change in net unrealized appreciation (depreciation)	98,308,465	(171,518,279)	389,943	560,718	5,875,315	(27,162,933)
Increase (decrease) in net assets resulting from operations	134,061,943	8,763,281	2,711,462	1,815,923	(14,429,122)	4,308,306
Distributions to shareholders
From net investment income
Class NAV	—	—	(169,699,499)	(137,401,534)	(3,760,750)	(3,900,419)
From net realized gain
Class NAV	(169,699,499)	(137,401,534)	—	—	(28,506,115)	(27,571,279)
Total distributions	(169,699,499)	(137,401,534)	(3,760,750)	(3,900,419)	(28,506,115)	(27,571,279)
From fund share transactions	(27,158,140)	(67,947,863)	87,980,868	(4,223,359)	32,517,263	(3,740,597)
Total increase (decrease)	(62,795,696)	(196,586,116)	86,931,580	(6,307,855)	(10,417,974)	(27,003,570)

Net assets
Beginning of year	829,103,796	1,025,689,912	226,131,060	232,438,915	213,475,212	240,478,782
End of year	$766,308,100	$829,103,796	$313,062,640	$226,131,060	$203,057,238	$213,475,212

Undistributed net investment income (loss)	$1,243,172	—	$1,455,910	$1,150,845	($757,052)	($708,415)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of changes in net assets

	Small Company Growth Fund		Small Company Value Fund		Strategic Equity Allocation Fund
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	($300,774)	($617,735)	$2,267,028	$3,135,423	$119,599,697	$102,771,571
Net realized gain (loss)	7,786,904	25,314,854	34,781,480	68,501,251	360,895,795	196,767,341
Change in net unrealized appreciation (depreciation)	(1,564,440)	(13,332,553)	1,458,998	(81,289,255)	73,499,010	(539,706,402)
Increase (decrease) in net assets resulting from operations	5,921,690	11,364,566	38,507,506	(9,652,581)	553,994,502	(240,167,490)
Distributions to shareholders
From net investment income
Class 1	—	—	(711,693)	(631,736)	—	—
Class NAV	—	—	(1,845,323)	(1,723,346)	(103,076,356)	(101,183,005)
From net realized gain
Class 1	—	—	(18,951,186)	(8,304,060)	—	—
Class NAV	(19,408,070)	(21,478,032)	(46,494,901)	(20,945,049)	(269,626,098)	(149,194,112)
Total distributions	(19,408,070)	(21,478,032)	(68,003,103)	(31,604,191)	(372,702,454)	(250,377,117)
From fund share transactions	4,981,605	(6,176,412)	15,964,556	(66,899,348)	839,651,334	666,224,132
Total increase (decrease)	(8,504,775)	(16,289,878)	(13,531,041)	(108,156,120)	1,020,943,382	175,679,525

Net assets
Beginning of year	187,610,627	203,900,505	282,922,541	391,078,661	6,117,870,737	5,942,191,212
End of year	$179,105,852	$187,610,627	$269,391,500	$282,922,541	$7,138,814,119	$6,117,870,737

Undistributed net investment income (loss)	($242,849)	—	$1,067,628	$1,562,970	$80,776,200	$72,605,386

	Total Return Fund		U.S. High Yield Bond Fund		Value Fund
Increase (decrease) in net assets	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15	Year ended 8-31-16	Year ended 8-31-15
From operations
Net investment income (loss)	$43,383,810	$44,992,124	$19,356,564	$22,108,057	$2,976,630	$2,188,456
Net realized gain (loss)	709,642	62,483,967	(6,518,010)	1,685,610	2,281,683	34,248,235
Change in net unrealized appreciation (depreciation)	50,531,347	(81,173,915)	9,039,883	(28,507,313)	1,354,234	(46,051,783)
Increase (decrease) in net assets resulting from operations	94,624,799	26,302,176	21,878,437	(4,713,646)	6,612,547	(9,615,092)
Distributions to shareholders
From net investment income
Class 1[1]	(6,183,860)	(9,344,431)	(5,191,686)	(5,688,642)	—	—
Class NAV	(62,096,358)	(63,091,813)	(16,244,920)	(19,545,936)	(2,039,199)	(2,333,158)
From net realized gain
Class 1[1]	—	(636,462)	—	(3,487,355)	—	—
Class NAV	(12,019,120)	(3,885,252)	—	(11,884,083)	(29,784,275)	(27,961,492)
Total distributions	(80,299,338)	(76,957,958)	(21,436,606)	(40,606,016)	(31,823,474)	(30,294,650)
From fund share transactions	(106,024,912)	(354,347,934)	13,275,207	(93,379,578)	9,747,992	(12,043,391)
Total increase (decrease)	(91,699,451)	(405,003,716)	13,717,038	(138,699,240)	(15,462,935)	(51,953,133)

Net assets
Beginning of year	2,091,678,980	2,496,682,696	347,947,741	486,646,981	370,134,409	422,087,542
End of year	$1,999,979,529	$2,091,678,980	$361,664,779	$347,947,741	$354,671,474	$370,134,409

Undistributed net investment income (loss)	$12,760,191	$20,213,194	$3,876,954	$4,607,407	$1,507,946	$592,751

1	Class 1 shares of Total Return Fund liquidated on 10-16-15.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statement of cash flows — August 31, 2016

Real Return Bond Fund
Cash flows from operating activities
Net increase in net assets from operations	$41,338,025
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(942,119,457)
Long-term investments sold	565,574,957
Sale commitments purchased	(443,449,961)
Sale commitments sold	425,268,234
Increase in short-term investments	(41,553,273)
Net amortization of premium (discount)	(4,990,012)
Decrease in foreign currency	276,554
Decrease in cash held at broker for futures contracts	10,000
Decrease in receivable for investments sold	5,506,153
Increase in receivable for delayed delivery securities sold	(50,319,453)
Decrease in unrealized appreciation/depreciation for forward foreign currency contracts	1,827,018
Increase in dividends and interest receivable	(1,126,277)
Increase in unrealized appreciation/depreciation of swap contracts	(1,891,329)
Increase in other assets	(1,349)
Increase in receivable for centrally cleared swaps	(1,356,885)
Decrease in payable for collateral held by fund	(128,000)
Decrease in payable for investments purchased	(3,370,438)
Increase in payable for delayed delivery securities purchased	71,300,962
Increase in payable for written options	499,595
Decrease in payable for futures variation margin	(276,119)
Increase in payable to affiliates	6,644
Increase in other liabilities and accrued expenses	19,900
Net change in unrealized (appreciation) depreciation on investments	(49,966,150)
Net realized loss on investments	7,804,190
Net cash used in operating activities	($421,116,471)

Cash flows from financing activities
Borrowings under sale-buybacks	$301,324,943
Repayments of sale-buybacks	(301,229,920)
Decrease in payable for sale-buybacks	(83,631,973)
Increase in payable for open reverse repurchase agreement	120,255,024
Fund shares sold	459,003,328
Fund shares repurchased	(73,520,805)
Decrease in payable for fund shares repurchased	(1,091,659)
Net cash provided by financing activities	$421,108,938

Net decrease in cash	($7,533)

Cash at beginning of period	$7,566

Cash at end of period	$33

Supplemental disclosure of cash flow information:
Cash paid for interest	$61,131
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of:	($8,432,952)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss)(%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Fund
CLASS 1
08-31-2016	10.11	0.30		0.28	0.58	(0.33)	(0.01)	—	(0.34)	10.35	5.91	0.69		0.68		2.98		328	80
08-31-2015	10.46	0.34		(0.27)	0.07	(0.38)	(0.04)	—	(0.42)	10.11	0.69	0.68		0.67		3.28		240	63
08-31-2014	10.08	0.36		0.45	0.81	(0.38)	(0.05)	—	(0.43)	10.46	8.25	0.68		0.68		3.50		102	81
08-31-2013	10.48	0.34		(0.32)	0.02	(0.38)	(0.04)	—	(0.42)	10.08	0.15	0.68		0.68		3.21		72	96
08-31-2012	10.26	0.35		0.45	0.80	(0.42)	(0.16)	—	(0.58)	10.48	8.14	0.68		0.68		3.45		65	89
CLASS NAV
08-31-2016	10.11	0.30		0.28	0.58	(0.34)	(0.01)	—	(0.35)	10.34	5.87	0.64		0.63		3.02		1,860	80
08-31-2015	10.46	0.34		(0.27)	0.07	(0.38)	(0.04)	—	(0.42)	10.11	0.74	0.63		0.62		3.34		1,567	63
08-31-2014	10.07	0.36		0.47	0.83	(0.39)	(0.05)	—	(0.44)	10.46	8.41	0.63		0.63		3.54		1,611	81
08-31-2013	10.47	0.34		(0.32)	0.02	(0.38)	(0.04)	—	(0.42)	10.07	0.20	0.63		0.63		3.26		1,720	96
08-31-2012	10.25	0.36		0.45	0.81	(0.43)	(0.16)	—	(0.59)	10.47	8.20	0.63		0.63		3.49		1,576	89
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
All Cap Core Fund
CLASS NAV
08-31-2016	13.32	0.18		0.74	0.92	(0.16)	(1.62)	—	(1.78)	12.46	7.34	0.81		0.81		1.43		613	208
08-31-2015	14.08	0.13		0.20	0.33	(0.10)	(0.99)	—	(1.09)	13.32	2.25	0.80		0.80		0.94		689	246
08-31-2014	11.66	0.11		2.46	2.57	(0.15)	—	—	(0.15)	14.08	22.18	0.81		0.81		0.86		761	245
08-31-2013	9.68	0.15		1.97	2.12	(0.14)	—	—	(0.14)	11.66	22.19	0.82		0.81		1.38		569	173
08-31-2012	8.53	0.11		1.14	1.25	(0.10)	—	—	(0.10)	9.68	14.78	0.81		0.81		1.19		530	287
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Alpha Opportunities Fund
CLASS NAV
08-31-2016	11.86	0.06		0.64	0.70	(0.08)	(1.43)	—	(1.51)	11.05	6.39	0.99		0.96		0.55		1,491	95
08-31-2015	13.58	0.07		(0.16)	(0.09)	(0.06)	(1.57)	—	(1.63)	11.86	(1.00)	1.00		0.96		0.54		1,629	98
08-31-2014	12.67	0.06		2.55	2.61	(0.07)	(1.63)	—	(1.70)	13.58	21.69	1.01		0.97		0.49		1,886	109
08-31-2013	10.66	0.09		2.56	2.65	(0.10)	(0.54)	—	(0.64)	12.67	26.04	1.01		1.00		0.76		1,415	130
08-31-2012	10.91	0.06		1.10	1.16	(0.03)	(1.38)	—	(1.41)	10.66	12.53	1.01		1.01		0.59		1,205	151
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Asia Pacific Total Return Bond Fund
CLASS NAV
08-31-2016	8.94	0.32		0.64	0.96	(0.26)	—	—	(0.26)	9.64	10.96	0.81		0.80		3.44		412	54
08-31-2015	9.63	0.30		(0.74)	(0.44)	(0.25)	—	—	(0.25)	8.94	(4.65)	0.83		0.82		3.21		422	35
08-31-2014	9.25	0.28		0.45	0.73	(0.33)	(0.02)	—	(0.35)	9.63	8.12	0.87		0.86		3.00		443	31
08-31-2013[3]	10.00	0.16		(0.91)	(0.75)	—	—	—	—	9.25	(7.50)[4]	0.89	[5]	0.86	[5]	2.64	[5]	404	7
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 1-16-13 (commencement of operations) to 8-31-13. 4. Not annualized. 5. Annualized.

Capital Appreciation Fund
CLASS 1
08-31-2016	18.12	0.01		0.83	0.84	— [3]	(2.36)	—	(2.36)	16.60	4.41	0.79		0.78		0.05		551	32
08-31-2015	18.30	—	[3]	1.22	1.22	—	(1.40)	—	(1.40)	18.12	7.01	0.78		0.77		0.01		588	33
08-31-2014	15.07	—	[3]	4.19	4.19	(0.01)	(0.95)	—	(0.96)	18.30	28.39	0.78		0.78		(0.02)		588	45
08-31-2013	12.87	0.04		2.20	2.24	(0.04)	—	—	(0.04)	15.07	17.44	0.79		0.78		0.27		507	44
08-31-2012	11.44	0.01		1.43	1.44	(0.01)	—	—	(0.01)	12.87	12.59	0.78		0.78		0.11		439	52
CLASS NAV
08-31-2016	18.15	0.02		0.83	0.85	(0.01)	(2.36)	—	(2.37)	16.63	4.45	0.74		0.73		0.10		1,413	32
08-31-2015	18.32	0.01		1.22	1.23	—	(1.40)	—	(1.40)	18.15	7.06	0.73		0.72		0.06		1,519	33
08-31-2014	15.08	0.01		4.20	4.21	(0.02)	(0.95)	—	(0.97)	18.32	28.49	0.73		0.73		0.03		1,781	45
08-31-2013	12.89	0.05		2.18	2.23	(0.04)	—	—	(0.04)	15.08	17.39	0.74		0.73		0.33		1,406	44
08-31-2012	11.45	0.02		1.43	1.45	(0.01)	—	—	(0.01)	12.89	12.72	0.73		0.73		0.15		1,410	52
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss)(%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Capital Appreciation Value Fund
CLASS NAV
08-31-2016	11.86	0.16	1.03	1.19	(0.18)	(1.25)	—	(1.43)	11.62	10.94		0.85		0.81		1.39		2,101		64
08-31-2015	12.70	0.14	0.59	0.73	(0.17)	(1.40)	—	(1.57)	11.86	5.90		0.84		0.80		1.22		2,000		90
08-31-2014	12.41	0.16	1.88	2.04	(0.18)	(1.57)	—	(1.75)	12.70	17.68		0.85		0.81		1.25		1,987		63
08-31-2013	11.22	0.14	1.62	1.76	(0.16)	(0.41)	—	(0.57)	12.41	16.37		0.84		0.80		1.21		1,770		83
08-31-2012	9.76	0.16	1.37	1.53	(0.06)	(0.01)	—	(0.07)	11.22	15.75		0.86		0.83		1.48		1,953		84
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Core Bond Fund
CLASS 1
08-31-2016	13.01	0.21	0.51	0.72	(0.24)	—	—	(0.24)	13.49	5.59		0.67		0.66		1.59		220		471
08-31-2015	13.08	0.18	(0.03)	0.15	(0.22)	—	—	(0.22)	13.01	1.14		0.68		0.67		1.39		168		408
08-31-2014	12.60	0.20	0.57	0.77	(0.24)	(0.05)	—	(0.29)	13.08	6.22		0.68		0.68		1.59		93		332
08-31-2013	13.64	0.19	(0.48)	(0.29)	(0.26)	(0.49)	—	(0.75)	12.60	(2.26)		0.67		0.67		1.46		84		346
08-31-2012	13.36	0.26	0.70	0.96	(0.38)	(0.30)	—	(0.68)	13.64	7.41		0.68		0.68		1.93		76		362
CLASS NAV
08-31-2016	12.99	0.22	0.50	0.72	(0.24)	—	—	(0.24)	13.47	5.65		0.62		0.61		1.64		1,226		471
08-31-2015	13.06	0.19	(0.04)	0.15	(0.22)	—	—	(0.22)	12.99	1.19		0.63		0.62		1.44		1,044		408
08-31-2014	12.58	0.21	0.57	0.78	(0.25)	(0.05)	—	(0.30)	13.06	6.29		0.63		0.63		1.64		415		332
08-31-2013	13.62	0.20	(0.48)	(0.28)	(0.27)	(0.49)	—	(0.76)	12.58	(2.21)		0.62		0.62		1.50		456		346
08-31-2012	13.35	0.28	0.67	0.95	(0.38)	(0.30)	—	(0.68)	13.62	7.39		0.63		0.63		2.06		559		362
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Fundamental Global Franchise Fund
CLASS A
08-31-2016	12.71	0.07	2.35	2.42	(0.07)	(1.28)	—	(1.35)	13.78	19.84	[3]	1.28		1.28		0.50		—	[4]	38
08-31-2015	13.24	0.05	0.14	0.19	(0.07)	(0.65)	—	(0.72)	12.71	1.51	[3]	1.33		1.32		0.38		—	[4]	28
08-31-2014	12.11	0.06	1.74	1.80	(0.08)	(0.59)	—	(0.67)	13.24	15.05	[3]	1.42		1.42		0.50		—	[4]	13
08-31-2013	10.55	0.07	1.53	1.60	(0.04)	—	—	(0.04)	12.11	15.21	[3]	1.38		1.38		0.64		—	[4]	26
08-31-2012[5]	10.00	0.01	0.54	0.55	—	—	—	—	10.55	5.50	[3,6]	1.48	[7]	1.48	[7]	0.33	[7]	—	[4]	2
CLASS I
08-31-2016	12.76	0.13	2.34	2.47	(0.11)	(1.28)	—	(1.39)	13.84	20.22		0.97		0.97		0.96		2		38
08-31-2015	13.29	0.11	0.12	0.23	(0.11)	(0.65)	—	(0.76)	12.76	1.86		0.98		0.98		0.83		1		28
08-31-2014	12.14	0.13	1.72	1.85	(0.11)	(0.59)	—	(0.70)	13.29	15.52		1.02		1.02		1.01		1		13
08-31-2013	10.55	0.13	1.52	1.65	(0.06)	—	—	(0.06)	12.14	15.75		1.00		1.00		1.14		—	[4]	26
08-31-2012[5]	10.00	0.01	0.54	0.55	—	—	—	—	10.55	5.50	[6]	1.10	[7]	1.10	[7]	0.71	[7]	—	[4]	2
CLASS NAV
08-31-2016	12.77	0.12	2.37	2.49	(0.13)	(1.28)	—	(1.41)	13.85	20.34		0.86		0.85		0.92		451		38
08-31-2015	13.30	0.11	0.14	0.25	(0.13)	(0.65)	—	(0.78)	12.77	1.99		0.87		0.87		0.83		449		28
08-31-2014	12.15	0.13	1.74	1.87	(0.13)	(0.59)	—	(0.72)	13.30	15.62		0.90		0.90		1.03		454		13
08-31-2013	10.56	0.13	1.53	1.66	(0.07)	—	—	(0.07)	12.15	15.76		0.90		0.90		1.11		408		26
08-31-2012[5]	10.00	0.02	0.54	0.56	—	—	—	—	10.56	5.60	[6]	0.99	[7]	0.99	[7]	0.95	[7]	371		2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Does not reflect the effect of sales charges, if any. 4. Less than $500,000. 5. Period from 6-29-12 (commencement of operations) to 8-31-12. 6. Not annualized. 7. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss)(%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Fund
CLASS 1
08-31-2016	11.87	0.19	1.03	1.22	— [3]	—	—	— [3]	13.09	10.30	0.82		0.81		1.55	66	71
08-31-2015	12.64	0.20	(0.97)	(0.77)	—	—	—	—	11.87	(6.09)	0.83		0.82		1.64	57	61
08-31-2014	11.84	0.24	0.56	0.80	—	—	—	—	12.64	6.76	0.86		0.85		1.96	69	97
08-31-2013	12.83	0.25	(0.86)	(0.61)	(0.38)	—	—	(0.38)	11.84	(4.93)	0.86		0.86		2.00	74	85
08-31-2012[4]	13.26	0.34	0.38	0.72	(1.15)	—	—	(1.15)	12.83	6.05	0.86		0.86		2.67	92	109
CLASS NAV
08-31-2016	11.86	0.20	1.03	1.23	(0.01)	—	—	(0.01)	13.08	10.36	0.77		0.76		1.60	431	71
08-31-2015	12.62	0.20	(0.96)	(0.76)	—	—	—	—	11.86	(6.02)	0.78		0.77		1.68	466	61
08-31-2014	11.82	0.25	0.55	0.80	—	—	—	—	12.62	6.77	0.81		0.80		2.02	540	97
08-31-2013	12.80	0.25	(0.84)	(0.59)	(0.39)	—	—	(0.39)	11.82	(4.83)	0.81		0.81		2.04	511	85
08-31-2012[4]	13.24	0.34	0.38	0.72	(1.16)	—	—	(1.16)	12.80	6.04	0.81		0.81		2.73	654	109
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the fund now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the fund has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 156%. The fund also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.02, the ratio of net investment income to average net assets by 0.16% and the ratio of expenses to average net assets by 0.01%.

Global Real Estate Fund
CLASS NAV
08-31-2016	8.80	0.25 [3]	1.33	1.58	(0.21)	—	—	(0.21)	10.17	18.27	0.94	[4]	0.93	[4]	2.70 [3]	222	118
08-31-2015	9.39	0.15	(0.51)	(0.36)	(0.23)	—	—	(0.23)	8.80	(3.96)	0.98		0.97		1.62	287	139
08-31-2014	8.15	0.17	1.41	1.58	(0.34)	—	—	(0.34)	9.39	19.95	1.02		1.01		1.92	339	97
08-31-2013	7.93	0.15	0.36	0.51	(0.29)	—	—	(0.29)	8.15	6.42	1.00		0.99		1.79	294	109
08-31-2012	7.36	0.15	0.67	0.82	(0.25)	—	—	(0.25)	7.93	11.85	1.00		1.00		2.12	497	97
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.06 and 0.66%, respectively. 4.Includes reimbursement of overbilling of custody expenses in prior years of 0.06%.

Health Sciences Fund
CLASS NAV
08-31-2016	18.69	(0.03)	(0.64)	(0.67)	(0.02)	(12.41)	—	(12.43)	5.59	(8.77)	1.10		1.04		(0.32)	216	46
08-31-2015	20.26	0.01	4.41	4.42	—	(5.99)	—	(5.99)	18.69	26.42	0.99		0.94		0.06	368	44
08-31-2014	17.77	(0.08)	6.02	5.94	—	(3.45)	—	(3.45)	20.26	37.34	1.04		0.99		(0.45)	620	61
08-31-2013	13.70	(0.06)	4.61	4.55	—	(0.48)	—	(0.48)	17.77	34.29	1.08		1.03		(0.39)	545	42
08-31-2012	10.00	(0.05)	3.75	3.70	—	—	—	—	13.70	37.00	1.12		1.06		(0.45)	476	25
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
High Yield Fund
CLASS 1
08-31-2016	8.33	0.55	(0.14)	0.41	(0.57)	—	—	(0.57)	8.17	5.60	0.79		0.78		7.10	343	58
08-31-2015	9.63	0.60	(1.23)	(0.63)	(0.67)	—	—	(0.67)	8.33	(6.78)	0.77		0.76		6.72	384	59
08-31-2014	9.31	0.61	0.34	0.95	(0.63)	—	—	(0.63)	9.63	10.53	0.76		0.75		6.44	502	70
08-31-2013	9.12	0.67	0.18	0.85	(0.66)	—	—	(0.66)	9.31	9.56	0.76		0.76		7.12	453	67
08-31-2012	8.80	0.70	0.35	1.05	(0.73)	—	—	(0.73)	9.12	12.67	0.76		0.76		7.99	367	75
CLASS NAV
08-31-2016	8.25	0.55	(0.14)	0.41	(0.57)	—	—	(0.57)	8.09	5.72	0.74		0.73		7.15	185	58
08-31-2015	9.54	0.60	(1.22)	(0.62)	(0.67)	—	—	(0.67)	8.25	(6.69)	0.72		0.71		6.73	214	59
08-31-2014	9.23	0.61	0.34	0.95	(0.64)	—	—	(0.64)	9.54	10.57	0.71		0.70		6.50	447	70
08-31-2013	9.05	0.67	0.17	0.84	(0.66)	—	—	(0.66)	9.23	9.58	0.71		0.71		7.19	646	67
08-31-2012	8.74	0.70	0.34	1.04	(0.73)	—	—	(0.73)	9.05	12.70	0.71		0.71		8.04	565	75
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
International Growth Opportunities Fund
CLASS NAV
08-31-2016	11.86	0.06	0.89	0.95	(0.05)	—	—	(0.05)	12.76	8.06	0.89		0.88		0.52	770	16
08-31-2015	14.19	0.07	(1.82)	(1.75)	(0.11)	(0.47)	—	(0.58)	11.86	(12.60)	0.90		0.89		0.51	833	23
08-31-2014	12.21	0.13	2.12	2.25	(0.11)	(0.16)	—	(0.27)	14.19	18.51	0.96		0.95		0.97	848	14
08-31-2013	10.27	0.12	1.86	1.98	(0.02)	(0.02)	—	(0.04)	12.21	19.29	0.98		0.98		1.04	616	16
08-31-2012[3]	10.00	0.01	0.26	0.27	—	—	—	—	10.27	2.70 [4]	1.08	[5]	1.08	[5]	0.77 [5]	491	1
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 7-19-12 (commencement of operations) to 8-31-12. 4. Not annualized. 5. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss)(%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Growth Stock Fund
CLASS NAV
08-31-2016	12.31	0.19	0.40	0.59	(0.16)	(0.21)	—	(0.37)	12.53	4.80	0.85		0.85		1.59	780	23
08-31-2015	14.25	0.20	(1.51)	(1.31)	(0.25)	(0.38)	—	(0.63)	12.31	(9.39)	0.88		0.87		1.49	751	22
08-31-2014	12.14	0.23	2.09	2.32	(0.21)	—	—	(0.21)	14.25	19.26	0.92		0.92		1.68	690	26
08-31-2013	10.89	0.16	1.20	1.36	(0.11)	—	—	(0.11)	12.14	12.53	0.92		0.92		1.37	631	25
08-31-2012	10.61	0.15	0.25	0.40	(0.12)	— [3]	—	(0.12)	10.89	3.87	0.96		0.96		1.43	428	30
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
International Small Cap Fund
CLASS 1
08-31-2016	18.03	0.24	(0.36)	(0.12)	(0.17)	—	—	(0.17)	17.74	(0.69)	1.06	[3]	1.05	[3]	1.30	78	42
08-31-2015	19.47	0.21	(1.55)	(1.34)	(0.10)	—	—	(0.10)	18.03	(6.89)	1.09		1.09		1.14	98	29
08-31-2014	16.87	0.16	2.71	2.87	(0.27)	—	—	(0.27)	19.47	17.10	1.14		1.14		0.84	116	23
08-31-2013	14.22	0.25	2.65	2.90	(0.25)	—	—	(0.25)	16.87	20.57	1.19		1.18		1.52	109	29
08-31-2012	14.93	0.24	(0.71)	(0.47)	(0.24)	—	—	(0.24)	14.22	(2.98)	1.22		1.20		1.72	98	25
CLASS NAV
08-31-2016	18.03	0.25	(0.36)	(0.11)	(0.18)	—	—	(0.18)	17.74	(0.64)	1.01	[3]	1.00	[3]	1.39	536	42
08-31-2015	19.46	0.23	(1.55)	(1.32)	(0.11)	—	—	(0.11)	18.03	(6.79)	1.04		1.04		1.24	696	29
08-31-2014	16.86	0.17	2.71	2.88	(0.28)	—	—	(0.28)	19.46	17.17	1.09		1.09		0.89	581	23
08-31-2013	14.22	0.25	2.65	2.90	(0.26)	—	—	(0.26)	16.86	20.56	1.14		1.13		1.55	512	29
08-31-2012	14.93	0.25	(0.71)	(0.46)	(0.25)	—	—	(0.25)	14.22	(2.92)	1.17		1.15		1.82	250	25
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.

International Value Fund
CLASS 1
08-31-2016	14.53	0.29	0.25	0.54	(0.27)	—	—	(0.27)	14.80	3.86	0.90		0.90		2.06	186	24
08-31-2015	18.11	0.26	(3.42)	(3.16)	(0.42)	—	—	(0.42)	14.53	(17.54)	0.93		0.92		1.62	205	32
08-31-2014	15.74	0.47	2.16	2.63	(0.26)	—	—	(0.26)	18.11	16.80	0.97		0.96		2.69	281	28
08-31-2013	12.98	0.28	2.80	3.08	(0.32)	—	—	(0.32)	15.74	23.98	0.96		0.96		1.94	251	36
08-31-2012	13.59	0.37	(0.54)	(0.17)	(0.44)	—	—	(0.44)	12.98	(1.06)	0.97		0.91		2.92	223	22
CLASS NAV
08-31-2016	14.49	0.28	0.27	0.55	(0.28)	—	—	(0.28)	14.76	3.93	0.85		0.85		2.06	1,347	24
08-31-2015	18.07	0.27	(3.42)	(3.15)	(0.43)	—	—	(0.43)	14.49	(17.55)	0.88		0.87		1.69	1,569	32
08-31-2014	15.70	0.49	2.15	2.64	(0.27)	—	—	(0.27)	18.07	16.90	0.92		0.91		2.81	1,793	28
08-31-2013	12.94	0.29	2.80	3.09	(0.33)	—	—	(0.33)	15.70	24.11	0.91		0.91		2.00	1,462	36
08-31-2012	13.56	0.39	(0.56)	(0.17)	(0.45)	—	—	(0.45)	12.94	(1.08)	0.92		0.86		3.07	1,122	22
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Investment Quality Bond Fund
CLASS 1
08-31-2016	12.23	0.29	0.49	0.78	(0.24)	(0.12)	—	(0.36)	12.65	6.51	0.68		0.67		2.39	83	66
08-31-2015	12.57	0.24	(0.23)	0.01	(0.26)	(0.09)	—	(0.35)	12.23	0.11	0.68		0.67		1.92	69	133
08-31-2014	12.24	0.32	0.46	0.78	(0.37)	(0.08)	—	(0.45)	12.57	6.54	0.69		0.68		2.54	57	100
08-31-2013	13.23	0.29	(0.64)	(0.35)	(0.32)	(0.32)	—	(0.64)	12.24	(2.78)	0.68		0.67		2.25	64	72
08-31-2012	12.59	0.30	0.69	0.99	(0.35)	— [3]	—	(0.35)	13.23	8.01	0.68		0.68		2.35	87	66
CLASS NAV
08-31-2016	12.21	0.30	0.48	0.78	(0.24)	(0.12)	—	(0.36)	12.63	6.58	0.63		0.62		2.43	516	66
08-31-2015	12.55	0.24	(0.22)	0.02	(0.27)	(0.09)	—	(0.36)	12.21	0.16	0.63		0.62		1.97	510	133
08-31-2014	12.23	0.32	0.46	0.78	(0.38)	(0.08)	—	(0.46)	12.55	6.51	0.64		0.63		2.60	384	100
08-31-2013	13.22	0.30	(0.64)	(0.34)	(0.33)	(0.32)	—	(0.65)	12.23	(2.73)	0.63		0.62		2.31	386	72
08-31-2012	12.57	0.31	0.69	1.00	(0.35)	— [3]	—	(0.35)	13.22	8.16	0.63		0.63		2.39	375	66
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss)(%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle II Aggressive Portfolio
CLASS R6
08-31-2016	10.19	0.16		0.78	0.94	(0.15)	(0.04)	—	(0.19)	10.94	9.34		0.32	[4]	0.26	[4]	1.44	[5]	—	[6]	14
08-31-2015	10.77	0.21		(0.63)	(0.42)	(0.14)	(0.02)	—	(0.16)	10.19	(3.97)		0.56	[4]	0.28	[4]	1.93	[5]	—	[6]	14
08-31-2014[3]	10.00	—		0.77	0.77	—	—	—	—	10.77	7.70	[7]	10.62	[4,8]	0.38	[4,8]	(0.04)[5,8]		—	[6]	2
CLASS 1
08-31-2016	10.19	0.13		0.81	0.94	(0.15)	(0.04)	—	(0.19)	10.94	9.30		0.35	[4]	0.29	[4]	1.42	[5]	105		14
08-31-2015	10.77	0.10		(0.51)	(0.41)	(0.15)	(0.02)	—	(0.17)	10.19	(3.93)		0.58	[4]	0.30	[4]	0.97	[5]	45		14
08-31-2014[3]	10.00	—		0.77	0.77	—	—	—	—	10.77	7.70	[7]	9.53	[4,8]	0.33	[4,8]	(0.04)[5,8]		5		2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 12-30-13 (commencement of operations) to 8-31-14. 4. Ratios do not include the expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05% – 0.53%, 0.07% – 0.68% and 0.08% – 0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively. 5. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 6. Less than $500,000. 7. Not annualized. 8. Annualized.

Lifestyle II Balanced Portfolio
CLASS R6
08-31-2016	10.17	0.26	[4]	0.59	0.85	(0.22)	(0.02)	—	(0.24)	10.78	8.49		0.37	[5]	0.37	[5]	2.38	[4]	—	[6]	11
08-31-2015	10.64	0.21	[4]	(0.49)	(0.28)	(0.18)	(0.01)	—	(0.19)	10.17	(2.69)		0.51	[5]	0.40	[5]	2.02	[4]	—	[6]	18
08-31-2014[3]	10.00	0.07	[4]	0.60	0.67	(0.03)	—	—	(0.03)	10.64	6.73	[7]	6.84	[5,8]	0.50	[5,8]	1.00	[4,8]	—	[6]	2
CLASS 1
08-31-2016	10.17	0.20	[4]	0.64	0.84	(0.21)	(0.02)	—	(0.23)	10.78	8.44		0.41	[5]	0.41	[5]	2.09	[4]	350		11
08-31-2015	10.64	0.17	[4]	(0.45)	(0.28)	(0.18)	(0.01)	—	(0.19)	10.17	(2.67)		0.50	[5]	0.41	[5]	1.58	[4]	141		18
08-31-2014[3]	10.00	0.05	[4]	0.62	0.67	(0.03)	—	—	(0.03)	10.64	6.74	[7]	5.74	[5,8]	0.45	[5,8]	0.66	[4,8]	9		2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 12-30-13 (commencement of operations) to 8-31-14. 4. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Ratios do not include the expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05% – 0.65%, 0.07% – 0.68% and 0.08% – 0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively. 6. Less than $500,000. 7. Not annualized. 8. Annualized.

Lifestyle II Conservative Portfolio
CLASS R6
08-31-2016	10.13	0.30	[4]	0.47	0.77	(0.24)	(0.01)	—	(0.25)	10.65	7.71		0.60	[5]	0.50	[5]	2.72	[4]	—	[6]	21
08-31-2015	10.49	0.22	[4]	(0.38)	(0.16)	(0.19)	(0.01)	—	(0.20)	10.13	(1.57)		1.08	[5]	0.52	[5]	2.12	[4]	—	[6]	18
08-31-2014[3]	10.00	0.14	[4]	0.41	0.55	(0.06)	—	—	(0.06)	10.49	5.55	[7]	19.53	[5,8]	0.63	[5,8]	1.99	[4,8]	—	[6]	11
CLASS 1
08-31-2016	10.13	0.22	[4]	0.54	0.76	(0.23)	(0.01)	—	(0.24)	10.65	7.68		0.63	[5]	0.53	[5]	2.43	[4]	74		21
08-31-2015	10.49	0.22	[4]	(0.38)	(0.16)	(0.19)	(0.01)	—	(0.20)	10.13	(1.56)		1.07	[5]	0.53	[5]	2.12	[4]	29		18
08-31-2014[3]	10.00	0.09	[4]	0.47	0.56	(0.07)	—	—	(0.07)	10.49	5.57	[7]	18.44	[5,8]	0.58	[5,8]	1.29	[4,8]	2		11
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 12-30-13 (commencement of operations) to 8-31-14. 4. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Ratios do not include the expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06% – 0.65%, 0.07% – 0.68% and 0.08% – 0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively. 6. Less than $500,000. 7. Not annualized. 8. Annualized.

Lifestyle II Growth Portfolio
CLASS R6
08-31-2016	10.25	0.22		0.69	0.91	(0.16)	(0.03)	—	(0.19)	10.97	8.95		0.32	[4]	0.32	[4]	2.01	[5]	1		11
08-31-2015	10.71	0.09		(0.41)	(0.32)	(0.13)	(0.01)	—	(0.14)	10.25	(3.04)		0.45	[4]	0.32	[4]	0.84	[5]	1		11
08-31-2014[3]	10.00	0.03		0.68	0.71	—	—	—	—	10.71	7.10	[6]	6.32	[4,7]	0.44	[4,7]	0.43	[5,7]	—	[8]	21
CLASS 1
08-31-2016	10.24	0.16		0.75	0.91	(0.16)	(0.03)	—	(0.19)	10.96	8.92		0.36	[4]	0.35	[4]	1.71	[5]	277		11
08-31-2015	10.71	0.13		(0.45)	(0.32)	(0.14)	(0.01)	—	(0.15)	10.24	(3.05)		0.46	[4]	0.35	[4]	1.19	[5]	116		11
08-31-2014[3]	10.00	0.02		0.69	0.71	—	—	—	—	10.71	7.10	[6]	5.22	[4,7]	0.39	[4,7]	0.29	[5,7]	10		21
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 12-30-13 (commencement of operations) to 8-31-14. 4. Ratios do not include the expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05% – 0.65%, 0.07% – 0.68% and 0.08% – 0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively. 5. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss)(%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle II Moderate Portfolio
CLASS R6
08-31-2016	10.12	0.26	[4]	0.55	0.81	(0.24)	(0.02)	—	(0.26)	10.67	8.17	0.51	[5]	0.44	[5]	2.53	[4]	1		15
08-31-2015	10.55	0.22	[4]	(0.45)	(0.23)	(0.19)	(0.01)	—	(0.20)	10.12	(2.25)	0.88	[5]	0.45	[5]	2.14	[4]	1		16
08-31-2014[3]	10.00	0.11	[4]	0.49	0.60	(0.05)	—	—	(0.05)	10.55	5.97 [6]	16.64	[5,7]	0.57	[5,7]	1.54	[4,7]	—	[8]	6
CLASS 1
08-31-2016	10.12	0.22	[4]	0.59	0.81	(0.24)	(0.02)	—	(0.26)	10.67	8.13	0.55	[5]	0.47	[5]	2.37	[4]	88		15
08-31-2015	10.54	0.21	[4]	(0.43)	(0.22)	(0.19)	(0.01)	—	(0.20)	10.12	(2.15)	0.81	[5]	0.47	[5]	1.99	[4]	43		16
08-31-2014[3]	10.00	0.09	[4]	0.50	0.59	(0.05)	—	—	(0.05)	10.54	5.90 [6]	15.54	[5,7]	0.52	[5,7]	1.32	[4,7]	2		6
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 12-30-13 (commencement of operations) to 8-31-14. 4. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Ratios do not include the expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.05% – 0.65%, 0.07% – 0.68% and 0.08% – 0.65% for the periods ended 8-31-16, 8-31-15 and 8-31-14, respectively. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

Mid Cap Stock Fund
CLASS 1
08-31-2016	20.57	(0.04)		0.61	0.57	—	(2.28)	—	(2.28)	18.86	3.02	0.92		0.91		(0.23)		340		79
08-31-2015	22.57	(0.06)		1.03	0.97	—	(2.97)	—	(2.97)	20.57	4.81	0.91		0.91		(0.29)		366		79
08-31-2014	21.40	(0.09)		3.97	3.88	—	(2.71)	—	(2.71)	22.57	19.04	0.92		0.91		(0.43)		361		107
08-31-2013	17.68	0.01		4.40	4.41	—	(0.69)	—	(0.69)	21.40	25.79	0.92		0.92		0.07		338		121
08-31-2012	16.79	(0.06)		1.71	1.65	—	(0.76)	—	(0.76)	17.68	10.62	0.92		0.92		(0.33)		311		120
CLASS NAV
08-31-2016	20.71	(0.03)		0.61	0.58	—	(2.28)	—	(2.28)	19.01	3.06	0.87		0.86		(0.18)		1,147		79
08-31-2015	22.69	(0.05)		1.04	0.99	—	(2.97)	—	(2.97)	20.71	4.83	0.86		0.86		(0.24)		1,195		79
08-31-2014	21.49	(0.08)		3.99	3.91	—	(2.71)	—	(2.71)	22.69	19.10	0.87		0.86		(0.38)		1,328		107
08-31-2013	17.74	0.02		4.42	4.44	—	(0.69)	—	(0.69)	21.49	25.88	0.87		0.87		0.11		1,145		121
08-31-2012	16.84	(0.05)		1.71	1.66	—	(0.76)	—	(0.76)	17.74	10.65	0.87		0.87		(0.28)		687		120
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Mid Value Fund
CLASS NAV
08-31-2016	15.45	0.17		1.94	2.11	(0.20)	(1.48)	—	(1.68)	15.88	15.18	0.99		0.93		1.17		922		56
08-31-2015	18.20	0.15		(0.72)	(0.57)	(0.14)	(2.04)	—	(2.18)	15.45	(3.55)	1.03		0.97		0.88		957		47
08-31-2014	14.94	0.13		3.75	3.88	(0.09)	(0.53)	—	(0.62)	18.20	26.44	1.04		0.98		0.77		1,085		40
08-31-2013	13.05	0.15		2.50	2.65	(0.17)	(0.59)	—	(0.76)	14.94	21.15	1.04		0.99		1.08		789		35
08-31-2012	13.87	0.13		1.42	1.55	(0.15)	(2.22)	—	(2.37)	13.05	13.60	1.05		0.99		1.02		599		54
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Real Estate Equity Fund
CLASS NAV
08-31-2016	11.37	0.23	[3]	2.12	2.35	(0.18)	(1.27)	—	(1.45)	12.27	21.93	0.93		0.88		1.99	[3]	220		14
08-31-2015	11.53	0.16		0.15	0.31	(0.16)	(0.31)	—	(0.47)	11.37	2.38	0.92		0.88		1.29		229		17
08-31-2014	9.39	0.13		2.16	2.29	(0.15)	—	—	(0.15)	11.53	24.75	0.93		0.88		1.27		260		15
08-31-2013	9.60	0.16		(0.25)	(0.09)	(0.12)	—	—	(0.12)	9.39	(0.98)	0.93		0.88		1.66		213		11
08-31-2012	8.17	0.11		1.45	1.56	(0.13)	—	—	(0.13)	9.60	19.31	0.93		0.89		1.23		206		14
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.07 and 0.52%.

Real Estate Securities Fund
CLASS 1
08-31-2016	13.39	0.45	[3]	2.79	3.24	(0.27)	(1.41)	—	(1.68)	14.95	25.93	0.79		0.78		3.20	[3]	665		141
08-31-2015	14.68	0.23		(0.15)	0.08	(0.25)	(1.12)	—	(1.37)	13.39	(0.30)	0.79		0.78		1.57		521		169
08-31-2014	13.41	0.26		2.64	2.90	(0.31)	(1.32)	—	(1.63)	14.68	24.28	0.79		0.78		1.89		567		108
08-31-2013	15.26	0.27		(0.48)	(0.21)	(0.26)	(1.38)	—	(1.64)	13.41	(1.60)	0.79		0.79		1.81		507		111
08-31-2012	13.54	0.22		2.39	2.61	(0.18)	(0.71)	—	(0.89)	15.26	20.36	0.79		0.79		1.59		557		93
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.12 and 0.88%.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss)(%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Return Bond Fund
CLASS 1
08-31-2016	11.15	0.09	0.40	0.49	(0.15)	—	—	(0.15)	11.49	4.42	0.81		0.80		0.82	83	58
08-31-2015	11.96	0.04	(0.57)	(0.53)	(0.28)	—	—	(0.28)	11.15	(4.51)	0.83		0.82		0.36	86	52
08-31-2014	11.49	0.25	0.49	0.74	(0.27)	—	—	(0.27)	11.96	6.50	0.81		0.80		2.12	103	40
08-31-2013	13.18	0.25	(1.26)	(1.01)	(0.38)	(0.30)	—	(0.68)	11.49	(8.04)	0.82		0.82		1.99	122	44
08-31-2012	13.12	0.28	0.94	1.22	(0.43)	(0.73)	—	(1.16)	13.18	9.88	0.81		0.81		2.16	172	218
CLASS NAV
08-31-2016	11.01	0.16	0.33	0.49	(0.15)	—	—	(0.15)	11.35	4.50	0.76		0.75		1.49	909	58
08-31-2015	11.82	0.07	(0.60)	(0.53)	(0.28)	—	—	(0.28)	11.01	(4.54)	0.78		0.77		0.58	479	52
08-31-2014	11.35	0.26	0.49	0.75	(0.28)	—	—	(0.28)	11.82	6.62	0.76		0.75		2.27	456	40
08-31-2013	13.03	0.26	(1.25)	(0.99)	(0.39)	(0.30)	—	(0.69)	11.35	(8.02)	0.77		0.77		2.08	434	44
08-31-2012[3]	12.98	0.30	0.92	1.22	(0.44)	(0.73)	—	(1.17)	13.03	9.96	0.76		0.76		2.31	510	218
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the fund now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the fund has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 321%. The fund also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.02, the ratio of net investment income to average net assets by 0.16% and the ratio of expenses to average net assets by 0.01%

Science & Technology Fund
CLASS NAV
08-31-2016	12.56	0.02	2.03	2.05	—	(2.86)	—	(2.86)	11.75	18.08	1.07		1.02		0.18	766	98
08-31-2015	14.54	(0.04)	0.06	0.02	—	(2.00)	—	(2.00)	12.56	(0.23)	1.05		1.01		(0.29)	829	113
08-31-2014	11.23	(0.02)	3.59	3.57	(0.01)	(0.25)	—	(0.26)	14.54	32.14	1.05		1.01		(0.17)	1,026	97
08-31-2013[3]	10.00	(0.01)	1.24	1.23	—	—	—	—	11.23	12.30 [4]	1.11	[5]	1.07	[5]	(0.09)[5]	873	45
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 2-14-13 (commencement of operations) to 8-31-13. 4. Not annualized. 5. Annualized.

Short Term Government Income Fund
CLASS NAV
08-31-2016	9.70	0.07	0.03	0.10	(0.15)	—	—	(0.15)	9.65	1.03	0.62		0.62		0.75	313	72
08-31-2015	9.79	0.06	0.01	0.07	(0.16)	—	—	(0.16)	9.70	0.76	0.62		0.61		0.61	226	31
08-31-2014	9.79	0.07	0.06	0.13	(0.13)	—	—	(0.13)	9.79	1.36	0.62		0.62		0.67	232	53
08-31-2013	10.07	0.05	(0.17)	(0.12)	(0.16)	—	—	(0.16)	9.79	(1.25)	0.64		0.63		0.49	227	54
08-31-2012	10.14	0.10	0.03	0.13	(0.20)	—	—	(0.20)	10.07	1.26	0.64		0.63		0.99	189	74
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Growth Fund
CLASS NAV
08-31-2016	9.91	(0.04)	(0.69)	(0.73)	—	(1.26)	—	(1.26)	7.92	(7.44)	1.11		1.11		(0.48)	203	100
08-31-2015	11.06	(0.06)	0.22	0.16	—	(1.31)	—	(1.31)	9.91	1.14	1.10		1.09		(0.56)	213	93
08-31-2014	10.22	(0.09)	2.03	1.94	—	(1.10)	—	(1.10)	11.06	19.49	1.11		1.10		(0.83)	240	100
08-31-2013	8.59	(0.03)	2.20	2.17	—	(0.54)	—	(0.54)	10.22	26.90	1.12		1.12		(0.27)	211	122
08-31-2012	10.07	(0.06)	0.81	0.75	—	(2.23)	—	(2.23)	8.59	10.54	1.12		1.12		(0.69)	138	147
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Company Growth Fund
CLASS NAV
08-31-2016	19.94	(0.03)	0.57	0.54	—	(2.04)	—	(2.04)	18.44	3.42	1.06		1.05		(0.17)	179	26
08-31-2015	21.16	(0.07)	1.14	1.07	—	(2.29)	—	(2.29)	19.94	5.26	1.05		1.04		(0.32)	188	30
08-31-2014	18.26	(0.03)	3.86	3.83	—	(0.93)	—	(0.93)	21.16	21.25	1.06		1.05		(0.14)	204	33
08-31-2013	14.76	0.02	3.98	4.00	(0.03)	(0.47)	—	(0.50)	18.26	27.81	1.07		1.07		0.13	176	30
08-31-2012	13.04	(0.01)	1.73	1.72	—	—	—	—	14.76	13.19	1.08		1.08		(0.09)	105	32
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss)(%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Value Fund
CLASS 1
08-31-2016	32.83	0.23	3.68	3.91	(0.30)	(7.95)	—	(8.25)	28.49	15.69	1.14		1.08		0.82		84	29
08-31-2015	37.30	0.30	(1.53)	(1.23)	(0.23)	(3.01)	—	(3.24)	32.83	(3.69)	1.13		1.07		0.87		85	31
08-31-2014	32.79	0.15	4.60	4.75	(0.05)	(0.19)	—	(0.24)	37.30	14.48	1.12		1.06		0.42		110	20
08-31-2013	27.07	0.30	5.98	6.28	(0.56)	—	—	(0.56)	32.79	23.51	1.13		1.07		0.98		118	10
08-31-2012	24.29	0.21	2.78	2.99	(0.21)	—	—	(0.21)	27.07	12.37	1.13		1.08		0.79		109	6
CLASS NAV
08-31-2016	32.82	0.24	3.67	3.91	(0.32)	(7.95)	—	(8.27)	28.46	15.70	1.09		1.03		0.87		186	29
08-31-2015	37.28	0.32	(1.52)	(1.20)	(0.25)	(3.01)	—	(3.26)	32.82	(3.61)	1.08		1.02		0.93		198	31
08-31-2014	32.77	0.17	4.60	4.77	(0.07)	(0.19)	—	(0.26)	37.28	14.54	1.07		1.01		0.47		281	20
08-31-2013	27.05	0.32	5.98	6.30	(0.58)	—	—	(0.58)	32.77	23.58	1.08		1.02		1.03		236	10
08-31-2012	24.27	0.22	2.78	3.00	(0.22)	—	—	(0.22)	27.05	12.42	1.08		1.03		0.85		213	6
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Strategic Equity Allocation Fund
CLASS NAV
08-31-2016	12.88	0.23	0.79	1.02	(0.21)	(0.55)	—	(0.76)	13.14	8.25	0.67		0.53		1.83		7,139	47
08-31-2015	13.96	0.23	(0.72)	(0.49)	(0.24)	(0.35)	—	(0.59)	12.88	(3.71)	0.66		0.53		1.67		6,118	32
08-31-2014	11.82	0.23	2.31	2.54	(0.20)	(0.20)	—	(0.40)	13.96	21.80	0.66		0.52		1.79		5,942	19
08-31-2013	10.21	0.21	1.54	1.75	(0.13)	(0.01)	—	(0.14)	11.82	17.28	0.66		0.50		1.84		4,417	10
08-31-2012[3]	10.00	0.07	0.14	0.21	—	—	—	—	10.21	2.10 [4]	0.68	[5]	0.51	[5]	1.93	[5]	3,135	6
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 4-13-12 (commencement of operations) to 8-31-12. 4. Not annualized. 5. Annualized.

Total Return Fund
CLASS NAV
08-31-2016	13.67	0.30	0.36	0.66	(0.46)	(0.09)	—	(0.55)	13.78	4.91	0.72		0.68		2.26		2,000	31
08-31-2015	13.96	0.28	(0.09)	0.19	(0.45)	(0.03)	—	(0.48)	13.67	1.46	0.71		0.68		2.06		1,849	63
08-31-2014	13.68	0.22	0.52	0.74	(0.27)	(0.19)	—	(0.46)	13.96	5.52	0.72		0.69		1.56		2,178	130
08-31-2013	14.65	0.23	(0.44)	(0.21)	(0.43)	(0.33)	—	(0.76)	13.68	(1.56)	0.74		0.73		1.61		2,226	205
08-31-2012[3]	14.07	0.33	0.68	1.01	(0.37)	(0.06)	—	(0.43)	14.65	7.37	0.73		0.73		2.37		2,034	193
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the fund now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the fund has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 274%. The fund also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.005, the ratio of net investment income to average net assets by 0.01% and the ratio of expenses to average net assets by 0.005%

U.S. High Yield Bond Fund
CLASS 1
08-31-2016	11.20	0.64	0.02	0.66	(0.71)	—	—	(0.71)	11.15	6.50	0.85		0.84		6.01		80	59
08-31-2015	12.59	0.66	(0.82)	(0.16)	(0.75)	(0.48)	—	(1.23)	11.20	(1.29)	0.83		0.82		5.61		87	40
08-31-2014	12.49	0.70	0.44	1.14	(0.80)	(0.24)	—	(1.04)	12.59	9.60	0.82		0.81		5.59		95	54
08-31-2013	12.83	0.76	(0.16)	0.60	(0.79)	(0.15)	—	(0.94)	12.49	4.78	0.81		0.81		5.95		92	61
08-31-2012	12.49	0.85	0.57	1.42	(0.90)	(0.18)	—	(1.08)	12.83	12.11	0.82		0.82		6.86		95	38
CLASS NAV
08-31-2016	11.19	0.64	0.03	0.67	(0.72)	—	—	(0.72)	11.14	6.56	0.80		0.80		6.03		281	59
08-31-2015	12.58	0.67	(0.82)	(0.15)	(0.76)	(0.48)	—	(1.24)	11.19	(1.24)	0.78		0.77		5.65		261	40
08-31-2014	12.48	0.71	0.44	1.15	(0.81)	(0.24)	—	(1.05)	12.58	9.66	0.77		0.76		5.64		391	54
08-31-2013	12.82	0.77	(0.16)	0.61	(0.80)	(0.15)	—	(0.95)	12.48	4.84	0.76		0.76		6.00		605	61
08-31-2012	12.48	0.86	0.57	1.43	(0.91)	(0.18)	—	(1.09)	12.82	12.18	0.77		0.77		6.91		564	38
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Value Fund
CLASS NAV
08-31-2016	11.64	0.09	0.08	0.17	(0.06)	(0.90)	—	(0.96)	10.85	2.03	0.74		0.74		0.85		355	38
08-31-2015	12.91	0.07	(0.40)	(0.33)	(0.07)	(0.87)	—	(0.94)	11.64	(2.84)	0.73		0.72		0.54		370	27
08-31-2014	11.04	0.07	2.51	2.58	(0.06)	(0.65)	—	(0.71)	12.91	24.03	0.74		0.73		0.54		422	45
08-31-2013	10.01	0.09	2.30	2.39	(0.13)	(1.23)	—	(1.36)	11.04	26.46	0.78		0.77		0.88		308	42
08-31-2012	9.37	0.10	1.50	1.60	(0.10)	(0.86)	—	(0.96)	10.01	18.28	0.79		0.79		1.05		145	22
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Notes to financial statements

1.  ORGANIZATION John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the funds), thirty six of which are presented in this report.

Lifestyle II Aggressive Portfolio, Lifestyle II Balanced Portfolio, Lifestyle II Conservative Portfolio, Lifestyle II Growth Portfolio and Lifestyle II Moderate Portfolio (collectively, the Lifestyle II Portfolios) operate as “funds-of-funds” investing in shares of mutual funds (underlying funds). The accounting policies of the John Hancock underlying funds in which the funds invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s public reference room in Washington, D.C.

The funds may offer multiple classes of shares. The shares currently offered by the funds are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporate (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Total Return Fund liquidated Class 1 shares on October 16, 2015.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:

Security valuation.  Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the funds’ Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations.

In order to value the securities, the funds use the following valuation techniques: Equity securities, including exchange-traded and closed-end funds, held by the funds are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the funds’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the funds’ Pricing Committee, following procedures established by the Board of Trustees. The funds use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The funds use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the funds’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of August 31, 2016, all investments of All Cap Core Fund, Lifestyle II Aggressive Portfolio, Lifestyle II Balanced Portfolio, Lifestyle II Conservative Portfolio,

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Lifestyle II Growth Portfolio, Lifestyle II Moderate Portfolio, Small Company Growth Fund and Small Company Value Fund are categorized as Level 1 under the hierarchy described above.

All investments of Real Estate Securities Fund are categorized as Level 1 under the hierarchy described above, except for repurchase agreements, which are categorized as Level 2.

All investments of Real Estate Equity Fund are categorized as Level 1 under the hierarchy described above, except for convertible bonds, which are categorized as Level 2.

All investments of Short Term Government Income Fund are categorized as Level 2.

All investments of Core Bond Fund are categorized as Level 2 under the hierarchy described above, except for money market funds, which are categorized as Level 1.

All investments of Asia Pacific Total Return Bond Fund are categorized as Level 2 under the hierarchy described above, except for futures, which are categorized as Level 1.

All investments of Investment Quality Bond Fund are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and futures, which are categorized as Level 1.

All investments of U.S. High Yield Bond Fund are categorized as Level 2 under the hierarchy described above, except for common stocks, securities lending collateral and money market funds, which are categorized as Level 1.

The following is a summary of the values by input classification of the remaining funds’ investments as of August 31, 2016, by major security category or type:

	Total Value at 8-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Active Bond Fund
U.S. Government and Agency obligations	$582,367,317	—	$582,367,317	—
Foreign government obligations	5,519,354	—	5,519,354	—
Corporate bonds	953,781,352	—	953,781,352	—
Capital preferred securities	7,960,301	—	7,960,301	—
Term loans	2,482,517	—	2,482,517	—
Convertible bonds	1,115,063	—	1,115,063	—
Municipal bonds	3,239,672	—	3,239,672	—
Collateralized mortgage obligations	325,376,326	—	325,376,326	—
Asset backed securities	220,649,498	—	220,649,498	—
Preferred securities	9,474,882	$8,251,195	1,223,687	—
Escrow certificates	80,080	—	80,080	—
Securities lending collateral	15,564,591	15,564,591	—	—
Short-term investments	147,746,654	134,648,654	13,098,000	—
Total investments in securities	$2,275,357,607	$158,464,440	$2,116,893,167	—

Alpha Opportunities Fund
Common stocks
Consumer discretionary	$181,260,349	$171,499,074	$9,364,848	$396,427
Consumer staples	95,637,975	85,951,368	9,686,607	—
Energy	93,665,960	93,104,738	561,222	—
Financials	237,945,256	227,965,398	9,979,858	—
Health care	221,750,086	209,877,543	11,872,543	—
Industrials	219,079,210	211,581,878	7,497,332	—
Information technology	260,164,190	242,643,935	17,520,255	—
Materials	55,803,111	46,866,125	8,936,986	—
Real estate	20,104,393	15,774,748	4,031,453	298,192
Telecommunication services	6,827,578	6,116,016	711,562	—
Utilities	24,919,375	24,919,375	—	—
Preferred securities	30,642,279	—	—	30,642,279
Corporate bonds	117,343	—	—	117,343
Securities lending collateral	49,768,242	49,768,242	—	—
Short-term investments	42,300,000	—	42,300,000	—
Total investments in securities	$1,539,985,347	$1,386,068,440	$122,462,666	$31,454,241
Other financial instruments:
Forward foreign currency contracts	$4,054	—	$4,054	—

Capital Appreciation Fund
Common stocks
Consumer discretionary	$595,054,097	$513,306,528	$81,747,569	—
Consumer staples	73,198,809	73,198,809	—	—
Energy	52,313,130	52,313,130	—	—
Financials	43,481,594	43,481,594	—	—
Health care	282,848,129	282,848,129	—	—
Industrials	37,621,226	37,621,226	—	—
Information technology	837,146,673	775,402,214	61,744,459	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Appreciation Fund (continued)
Materials	$9,689,565	$9,689,565	—	—
Real estate	26,497,019	26,497,019	—	—
Securities lending collateral	56,745,633	56,745,633	—	—
Short-term investments	5,907,000	—	$5,907,000	—
Total investments in securities	$2,020,502,875	$1,871,103,847	$149,399,028	—

Capital Appreciation Value Fund
Common stocks
Consumer discretionary	$155,833,181	$154,400,201	$1,432,980	—
Consumer staples	189,813,651	189,813,651	—	—
Energy	11,637,540	11,637,540	—	—
Financials	183,324,394	176,138,232	7,186,162	—
Health care	365,378,615	365,378,615	—	—
Industrials	129,796,739	111,232,288	18,564,451	—
Information technology	205,587,360	205,587,360	—	—
Materials	13,427,236	13,427,236	—	—
Real estate	12,653,208	12,653,208	—	—
Telecommunication services	14,280,279	14,280,279	—	—
Utilities	46,371,317	46,371,317	—	—
Preferred securities	47,031,072	47,031,072	—	—
Corporate bonds	482,655,635	—	482,655,635	—
Convertible bonds	2,223,769	—	2,223,769	—
Term loans	78,989,129	—	78,989,129	—
Short-term investments	174,184,282	174,184,282	—	—
Total investments in securities	$2,113,187,407	$1,522,135,281	$591,052,126	—
Other financial instruments:
Written options	($9,603,540)	—	($9,603,540)	—

Fundamental Global Franchise Fund
Common stocks
Belgium	$25,235,421	—	$25,235,421	—
France	25,315,180	—	25,315,180	—
Ireland	15,303,020	—	15,303,020	—
Italy	8,753,874	$8,753,874	—	—
Netherlands	26,804,486	—	26,804,486	—
South Korea	12,269,516	—	12,269,516	—
Switzerland	16,543,912	—	16,543,912	—
United Kingdom	64,152,250	14,691,354	49,460,896	—
United States	214,686,309	214,686,309	—	—
Short-term investments	43,024,739	43,024,739	—	—
Total investments in securities	$452,088,707	$281,156,276	$170,932,431	—

Global Bond Fund
Foreign government obligations	$166,592,679	—	$166,592,679	—
Corporate bonds	140,247,969	—	140,247,969	—
Term loans	803,000	—	803,000	—
Municipal bonds	618,560	—	618,560	—
U.S. Government and Agency obligations	91,051,335	—	91,051,335	—
Collateralized mortgage obligations	74,885,901	—	74,885,901	—
Asset backed securities	8,745,084	—	8,745,084	—
Common stocks	37,902	$37,902	—	—
Preferred securities	154,070	154,070	—	—
Escrow shares	570,960	—	570,960	—
Purchased options	339,717	9,251	330,466	—
Short-term investments	92,923,377	—	92,923,377	—
Total investments in securities	$576,970,554	$201,223	$576,769,331	—
Sale commitments outstanding	($6,219,215)	—	($6,219,215)	—
Other financial instruments:
Futures	$578,552	$578,552	—	—
Forward foreign currency contracts	(1,504,398)	—	($1,504,398)	—
Written options	(426,609)	—	(426,609)	—
Interest rate swaps	(10,206,846)	—	(10,206,846)	—
Credit default swaps	(1,051,913)	—	(1,051,913)	—
Volatility swaps	62,167	—	62,167	—
Currency swaps	(2,312,711)	—	(2,312,711)	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Real Estate Fund
Common stocks
Australia	$13,910,141	—	$13,910,141	—
Austria	1,790,596	—	1,790,596	—
Canada	3,700,015	$3,700,015	—	—
Finland	1,051,114	—	1,051,114	—
France	7,620,114	—	7,620,114	—
Germany	7,872,153	—	7,872,153	—
Hong Kong	15,733,656	—	15,733,656	—
Ireland	2,118,225	—	2,118,225	—
Japan	23,343,499	—	23,343,499	—
Malta	292,862	—	—	$292,862
Netherlands	1,141,779	—	1,141,779	—
Singapore	4,317,496	—	4,317,496	—
Sweden	3,127,872	—	3,127,872	—
Switzerland	1,120,796	—	1,120,796	—
United Kingdom	12,140,334	—	12,140,334	—
United States	118,156,233	118,156,233	—	—
Short-term investments	5,131,133	5,131,133	—	—
Total investments in securities	$222,568,018	$126,987,381	$95,287,775	$292,862

Health Sciences Fund
Common stocks
Consumer discretionary	$196,650	—	—	$196,650
Consumer staples	5,381,841	$5,219,044	$162,797	—
Health care	204,165,212	200,320,574	2,961,496	883,142
Industrials	1,063,834	1,063,834	—	—
Preferred securities
Consumer discretionary	439,113	—	—	439,113
Health care	799,386	705,263	21,704	72,419
Information technology	307,268	—	—	307,268
Convertible bonds	291,086	—	291,086	—
Rights	14,040	14,040	—	—
Short-term investments	2,035,644	2,035,644	—	—
Total investments in securities	$214,694,074	$209,358,399	$3,437,083	$1,898,592
Other financial instruments:
Written options	($39,092)	—	($39,092)	—

High Yield Fund
Foreign government obligations	$3,650,098	—	$3,650,098	—
Corporate bonds	465,065,586	—	461,415,375	$3,650,211
Convertible bonds	1,877,140	—	1,877,140	—
Term loans	23,519,346	—	23,519,346	—
Collateralized mortgage obligations	2,200,552	—	2,200,552	—
Common stocks	14,407,247	$4,254,941	2,805,813	7,346,493
Preferred securities	7,406,469	7,406,469	—	—
Escrow certificates	1,134	—	—	1,134
Securities lending collateral	13,567,736	13,567,736	—	—
Short-term investments	104,253	—	104,253	—
Total investments in securities	$531,799,561	$25,229,146	$495,572,577	$10,997,838
Other financial instruments:
Futures	($96,541)	($96,541)	—	—
Forward foreign currency contracts	36,765	—	$36,765	—
Credit default swaps	(1,053,362)	—	(1,053,362)	—

International Growth Opportunities Fund
Common stocks
Argentina	$13,976,204	$13,976,204	—	—
China	178,022,719	120,198,839	$57,823,880	—
Denmark	33,535,180	—	33,535,180	—
France	36,568,692	—	36,568,692	—
Germany	38,920,150	—	38,920,150	—
Hong Kong	39,697,960	—	39,697,960	—
Ireland	6,713,956	—	6,713,956	—
Israel	2,662,354	2,662,354	—	—
Italy	21,400,528	—	21,400,528	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Growth Opportunities Fund (continued)
Japan	$103,813,074	—	$103,813,074	—
Netherlands	17,358,749	—	17,358,749	—
Norway	8,103,668	—	8,103,668	—
Portugal	4,327,407	—	4,327,407	—
South Korea	26,150,414	—	26,150,414	—
Spain	56,211,371	—	56,211,371	—
Sweden	63,466,609	—	63,466,609	—
Switzerland	10,362,167	—	10,362,167	—
United Kingdom	96,532,201	—	96,532,201	—
Securities lending collateral	27,483,005	$27,483,005	—	—
Short-term investments	6,569,199	6,569,199	—	—
Total investments in securities	$791,875,607	$170,889,601	$620,986,006	—

International Growth Stock Fund
Common stocks
Australia	$32,418,696	—	$32,418,696	—
Brazil	13,092,181	$13,092,181	—	—
Canada	64,546,422	64,546,422	—	—
China	10,633,711	10,633,711	—	—
Denmark	19,014,532	—	19,014,532	—
France	31,098,977	—	31,098,977	—
Germany	69,660,792	—	69,660,792	—
Hong Kong	28,646,845	—	28,646,845	—
Israel	19,503,953	19,503,953	—	—
Japan	62,548,125	—	62,548,125	—
Mexico	20,882,368	20,882,368	—	—
Netherlands	13,090,048	—	13,090,048	—
Singapore	26,006,426	19,807,026	6,199,400	—
South Korea	6,505,353	—	6,505,353	—
Spain	10,557,684	—	10,557,684	—
Sweden	34,989,013	—	34,989,013	—
Switzerland	52,978,344	—	52,978,344	—
Taiwan	20,053,258	—	20,053,258	—
Thailand	12,844,870	—	12,844,870	—
Turkey	7,761,574	—	7,761,574	—
United Kingdom	152,852,609	—	152,852,609	—
Short-term investments	69,843,744	69,843,744	—	—
Total investments in securities	$779,529,525	$218,309,405	$561,220,120	—

International Small Cap Fund
Common stocks
Austria	$2,159,601	—	$2,159,601	—
Belgium	12,161,394	—	12,161,394	—
Brazil	9,909,939	$9,909,939	—	—
Canada	51,615,234	51,615,234	—	—
China	20,487,217	—	20,487,217	—
Finland	25,395,352	—	25,395,352	—
France	3,214,315	—	3,214,315	—
Germany	37,086,802	—	37,086,802	—
Hong Kong	40,440,712	—	40,440,712	—
India	13,390,692	—	13,390,692	—
Italy	14,130,499	—	14,130,499	—
Japan	106,793,262	—	106,793,262	—
Netherlands	33,112,780	—	33,112,780	—
Norway	10,809,713	—	10,809,713	—
Philippines	4,760,575	—	4,760,575	—
Poland	3,866,183	—	3,866,183	—
Singapore	405,152	—	—	$405,152
South Korea	27,872,642	—	27,872,642	—
Spain	14,283,874	—	14,283,874	—
Sweden	22,226,252	—	22,226,252	—
Switzerland	27,736,275	6,004,837	21,731,438	—
Taiwan	30,001,022	—	30,001,022	—
Thailand	3,684,618	—	3,684,618	—
United Kingdom	63,483,093	5,558,512	57,924,581	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Small Cap Fund (continued)
Preferred securities	$5,578,100	$5,578,100	—	—
Securities lending collateral	33,554,409	33,554,409	—	—
Short-term investments	29,000,000	—	$29,000,000	—
Total investments in securities	$647,159,707	$112,221,031	$534,533,524	$405,152

International Value Fund
Common stocks
Australia	$30,158,715	—	$30,158,715	—
Belgium	11,184,770	—	11,184,770	—
Canada	110,870,848	$110,870,848	—	—
China	118,619,171	46,218,173	72,400,998	—
France	135,220,774	—	135,220,774	—
Germany	87,617,880	—	87,617,880	—
Hong Kong	54,891,959	—	54,891,959	—
India	21,789,495	—	21,789,495	—
Israel	26,952,351	26,952,351	—	—
Italy	33,095,093	—	33,095,093	—
Japan	76,090,614	—	76,090,614	—
Luxembourg	12,562,629	—	12,562,629	—
Mexico	7,951,027	7,951,027	—	—
Netherlands	112,984,092	—	112,984,092	—
Norway	13,804,815	—	13,804,815	—
Singapore	15,978,027	—	15,978,027	—
South Africa	5,559,649	—	5,559,649	—
South Korea	222,798,706	49,026,234	173,772,472	—
Spain	9,015,480	—	9,015,480	—
Sweden	8,755,312	—	8,755,312	—
Switzerland	106,031,702	—	106,031,702	—
Taiwan	16,851,677	—	16,851,677	—
Thailand	18,771,501	—	18,771,501	—
United Kingdom	195,036,355	—	195,036,355	—
United States	52,945,370	52,945,370	—	—
Securities lending collateral	22,339,294	22,339,294	—	—
Short-term investments	24,000,000	—	24,000,000	—
Total investments in securities	$1,551,877,306	$316,303,297	$1,235,574,009	—

Mid Cap Stock Fund
Common stocks
Consumer discretionary	$293,201,313	$268,755,254	$21,969,932	$2,476,127
Consumer staples	63,873,626	63,873,626	—	—
Energy	70,476,314	70,476,314	—	—
Financials	35,661,540	35,661,540	—	—
Health care	320,633,394	292,910,643	27,722,751	—
Industrials	151,523,765	151,523,765	—	—
Information technology	329,836,266	329,836,266	—	—
Materials	15,095,083	15,095,083	—	—
Real estate	30,603,386	28,822,163	—	1,781,223
Preferred securities	137,031,054	—	—	137,031,054
Corporate bonds	803,899	—	—	803,899
Securities lending collateral	109,327,319	109,327,319	—	—
Short-term investments	19,100,000	—	19,100,000	—
Total investments in securities	$1,577,166,959	$1,366,281,973	$68,792,683	$142,092,303

Mid Value Fund
Common stocks
Consumer discretionary	$105,137,415	$100,208,340	$4,929,075	—
Consumer staples	66,592,538	58,690,568	7,901,970	—
Energy	98,589,767	98,589,767	—	—
Financials	217,049,436	212,349,668	4,699,768	—
Health care	80,925,326	80,925,326	—	—
Industrials	85,422,731	83,080,901	2,341,830	—
Information technology	26,828,131	26,828,131	—	—
Materials	87,387,932	87,387,932	—	—
Real estate	49,032,461	49,032,461	—	—
Telecommunication services	3,070,048	3,070,048	—	—
Utilities	31,864,349	31,864,349	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mid Value Fund (continued)
Securities lending collateral	$14,746,123	$14,746,123	—	—
Short-term investments	68,565,514	68,565,514	—	—
Total investments in securities	$935,211,771	$915,339,128	$19,872,643	—

Real Return Bond Fund
U.S. Government and Agency obligations	$1,039,785,255	—	$1,039,785,255	—
Foreign government obligations	32,884,923	—	32,884,923	—
Corporate bonds	53,712,674	—	53,712,674	—
Municipal bonds	587,149	—	587,149	—
Collateralized mortgage obligations	32,727,938	—	32,727,938	—
Asset backed securities	35,262,184	—	34,462,184	$800,000
Common stocks	10,650	$10,650	—	—
Purchased options	3,144,682	1	3,144,681	—
Short-term investments	37,769,386	—	37,769,386	—
Total investments in securities	$1,235,884,841	$10,651	$1,235,074,190	$800,000
Other financial instruments:
Futures	($120,542)	($120,542)	—	—
Forward foreign currency contracts	(1,462,258)	—	($1,462,258)	—
Written options	(1,621,093)	—	(1,621,093)	—
Inflation swaps	(1,765,316)	—	(1,765,316)	—
Interest rate swaps	(9,919,648)	—	(9,919,648)	—
Credit default swaps	(795,575)	—	(795,575)	—

Science & Technology Fund
Common stocks
Consumer discretionary	$164,099,598	$163,989,750	—	$109,848
Health care	14,448,073	14,448,073	—	—
Industrials	2,472,495	2,472,495	—	—
Information technology	510,567,621	464,454,760	$46,112,861	—
Real estate	6,400,802	6,400,802	—	—
Telecommunication services	12,147,467	1,559,940	10,587,527	—
Preferred securities	4,329,288	—	—	4,329,288
Corporate bonds	2,577,530	—	2,577,530	—
Securities lending collateral	21,164,622	21,164,622	—	—
Short-term investments	47,026,900	40,458,900	6,568,000	—
Total investments in securities	$785,234,396	$714,949,342	$65,845,918	$4,439,136

Small Cap Growth Fund
Common stocks
Consumer discretionary	$26,502,963	$26,502,963	—	—
Consumer staples	2,843,930	1,500,745	$1,343,185	—
Energy	4,792,794	4,792,794	—	—
Financials	13,766,695	13,766,695	—	—
Health care	42,597,406	42,597,406	—	—
Industrials	27,019,429	27,019,429	—	—
Information technology	62,833,633	60,839,515	1,525,003	$469,115
Materials	6,363,850	6,363,850	—	—
Real estate	6,748,901	6,748,901	—	—
Telecommunication services	1,738,782	1,738,782	—	—
Preferred securities	5,778,406	—	—	5,778,406
Securities lending collateral	9,356,889	9,356,889	—	—
Short-term investments	1,100,000	—	1,100,000	—
Total investments in securities	$211,443,678	$201,227,969	$3,968,188	$6,247,521

Strategic Equity Allocation Fund
Common stocks
Consumer discretionary	$806,769,819	$553,409,807	$253,360,012	—
Consumer staples	573,141,949	319,721,746	253,420,203	—
Energy	422,031,411	320,073,358	101,958,053	—
Financials	1,044,353,442	614,683,117	429,649,608	$20,717
Health care	791,599,019	561,301,741	230,233,390	63,888
Industrials	808,406,339	528,852,258	279,554,081	—
Information technology	1,228,321,075	1,054,154,799	174,134,792	31,484
Materials	410,973,252	254,148,895	156,824,357	—
Real estate	271,509,211	192,130,086	79,367,598	11,527
Telecommunication services	226,148,946	120,539,689	105,584,334	24,923

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 8-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Strategic Equity Allocation Fund (continued)
Utilities	$179,421,245	$102,284,854	$77,136,391	—
Preferred securities
Consumer discretionary	7,583,996	565,883	7,018,113	—
Consumer staples	4,554,483	392,313	4,162,170	—
Energy	2,487,712	2,487,712	—	—
Financials	12,844,522	12,844,522	—	—
Information technology	3,199,745	—	3,199,745	—
Materials	3,156,030	2,171,621	984,409	—
Telecommunication services	1,075,878	1,075,878	—	—
Utilities	937,722	937,722	—	—
Exchange-traded funds	64,034,868	64,034,868	—	—
Rights	6,747	2,080	4,667	—
Warrants	4,563	4,552	11	—
Securities lending collateral	91,349,000	91,349,000	—	—
Short-term investments	300,480,000	—	300,480,000	—
Total investments in securities	$7,254,390,974	$4,797,166,501	$2,457,071,934	$152,539
Other financial instruments:
Futures	$6,334,985	$6,334,985	—	—

Total Return Fund
U.S. Government and Agency obligations	$1,448,673,831	—	$1,448,673,831	—
Foreign government obligations	23,032,547	—	23,032,547	—
Corporate bonds	562,664,097	—	562,664,097	—
Term loans	2,309,987	—	2,309,987	—
Municipal bonds	79,410,292	—	79,410,292	—
Collateralized mortgage obligations	255,919,246	—	249,094,246	$6,825,000
Asset backed securities	93,338,268	—	93,338,268	—
Preferred securities	30,329,400	$23,319,000	7,010,400	—
Purchased options	948,620	385	948,235	—
Short-term investments	105,552,597	—	105,552,597	—
Total investments in securities	$2,602,178,885	$23,319,385	$2,572,034,500	$6,825,000
Other financial instruments:
Futures	($3,081,603)	($3,081,603)	—	—
Forward foreign currency contracts	4,958,399	—	$4,958,399	—
Written options	(772,824)	—	(772,824)	—
Interest rate swaps	(57,514,287)	—	(57,514,287)	—
Credit default swaps	(2,144,738)	—	(2,144,738)	—

Value Fund
Common stocks
Consumer discretionary	$45,550,740	$45,550,740	—	—
Consumer staples	10,190,298	10,190,298	—	—
Energy	27,347,786	23,338,896	$4,008,890	—
Financials	68,842,223	68,842,223	—	—
Health care	32,367,435	32,367,435	—	—
Industrials	53,267,377	53,267,377	—	—
Information technology	49,809,037	49,809,037	—	—
Materials	23,810,884	23,810,884	—	—
Real estate	20,008,388	20,008,388	—	—
Telecommunication services	6,365,842	6,365,842	—	—
Utilities	10,030,718	10,030,718	—	—
Short-term investments	2,508,467	2,508,467	—	—
Total investments in securities	$350,099,195	$346,090,305	$4,008,890	—

For the International Value Fund, securities with a market value of approximately $57,002,000 at the beginning of the year were transferred from Level 1 to Level 2 during the period since quoted prices in active markets for identical securities were no longer available and securities were valued using other significant observable inputs.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available due to the increased market activity of these securities.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Alpha Opportunities Fund
	Common Stocks	Preferred Securities	Corporate Bonds	Totals
Balance as of 8-31-15	$1,892,826	$28,732,696	—	$30,625,522
Realized gain (loss)	—	(10,886)	—	(10,886)
Change in unrealized appreciation (depreciation)	(877,561)	3,624,916	—	2,747,355
Purchases	—	—	$117,343	117,343
Sales	—	(148,065)	—	(148,065)
Transfers into Level 3	—	320,646	—	320,646
Transfers out of Level 3	(320,646)	(1,877,028)	—	(2,197,674)
Balance as of 8-31-16	$694,619	$30,642,279	$117,343	$31,454,241
Change in unrealized at period end*	$72,784	$3,624,916		$3,697,700

High Yield Fund
	Common Stocks	Corporate Bonds	Totals
Balance as of 8-31-15	$7,814,804	$3,318,855	$11,133,659
Realized gain (loss)	1,158,533	(2,286,870)	(1,128,337)
Change in unrealized appreciation (depreciation)	2,002,691	2,672,497	4,675,188
Purchases	118,277	342,259	460,536
Sales	(3,747,812)	(1,459,846)	(5,207,658)
Transfers into Level 3	—	1,064,450	1,064,450
Transfers out of Level 3	—	—	—
Balance as of 8-31-16	$7,346,493	$3,651,345	$10,997,838
Change in unrealized at period end*	$1,817,576	$292,838	$2,110,414

Mid Cap Stock Fund
	Common Stocks	Preferred Securities	Corporate Bonds	Totals
Balance as of 8-31-15	$11,394,552	$131,264,894	—	$142,659,446
Realized gain (loss)	—	(60,291)	—	(60,291)
Change in unrealized appreciation (depreciation)	(5,230,993)	10,665,933	—	5,434,940
Purchases	—	—	$803,899	803,899
Sales	—	(943,620)	—	(943,620)
Transfers into Level 3	—	1,906,210	—	1,906,210
Transfers out of Level 3	(1,906,210)	(5,802,071)	—	(7,708,281)
Balance as of 8-31-16	$4,257,349	$137,031,055	$803,899	$142,092,303
Change in unrealized at period end*	($5,230,993)	$10,665,933	—	$5,434,940

Science & Technology Fund
	Common Stocks	Preferred Securities	Totals
Balance as of 8-31-15	$17,139,950	$4,057,573	$21,197,523
Realized gain (loss)	376,510	—	376,510
Change in unrealized appreciation (depreciation)	(2,313,014)	(227,066)	(2,540,080)
Purchases	—	498,781	498,781
Sales	(15,093,598)	—	(15,093,598)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 8-31-16	$109,848	$4,329,288	$4,439,136
Change in unrealized at period end*	($38,979)	($227,066)	($266,045)

Small Cap Growth Fund
	Common Stocks	Preferred Securities	Totals
Balance as of 8-31-15	$322,294	$7,077,612	$7,399,906
Realized gain (loss)	—	(8,678)	(8,678)
Change in unrealized appreciation (depreciation)	156,483	(609,300)	(452,817)
Purchases	—	—	—
Sales	—	(113,325)	(113,325)
Transfers into Level 3	—	9,662	9,662
Transfers out of Level 3	(9,662)	(577,565)	(587,227)
Balance as of 8-31-16	$469,115	$5,778,406	$6,247,521
Change in unrealized at period end*	$156,483	($609,300)	($452,817)

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the funds’ Level 3 securities are outlined in the tables below.

Alpha Opportunities Fund	Fair Value at 8-31-16	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$298,192	Market Approach	Prior/recent transactions	$50.19
	$396,427	Market Approach	EV to revenue multiple	3.73x – 3.83x (weighted average 3.81x)
			Discount	10% – 17.5% (weighted average 11.8%)
	$694,619

Preferred Securities	$10,232,225	Market Approach	EV to revenue multiple	1.32x – 8.24x (weighted average 5.51x)
			Discount	10% – 25% (weighted average 15.4%)

	$2,453,555	Market Approach	EV to revenue multiple	1.44x – 5.44x (weighted average 3.71x)
			Discount	17.5% – 25% (weighted average 19.6%)
			Allocated using OPM – Volatility	40% – 55% (weighted average 45.7%)

	$17,589,798	Market Approach	Prior/recent transactions	$43.82 – $50.19 (weighted average $48.58)

	$366,701	Market Approach	Probability weighted expected future price	$2.78
			Discount	32%
	$30,642,279

Corporate Bonds	$117,343	Market Approach	Prior/recent transactions	$100

Total	$31,454,241

High Yield Fund	Fair Value at 8-31-16		Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$5,399,196		Market Approach	EV/EBITDA multiple	10.89x – 11.88x (weighted average 11.72x)
				Discount	25%

	$1,512,441		Market Approach	Expected future value	$11.56
				Discount	20%
	$6,911,637

Escrow Certificates	$1,134		Estimated liquidation value	Estimated liquidation value	$0.03

Corporate Bonds	$3,650,211		Market Approach	Yield	1128bps – 1568bps (weighted average 1252bps)

Total	$10,562,982	*

* These amounts exclude valuations provided by a broker, which amounted to $434,856

Mid Cap Stock Fund	Fair Value at 8-31-16	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$1,781,223	Market Approach	Prior/recent transactions	$50.19
	$2,476,127	Market Approach	EV to revenue multiple	3.73x – 3.83x (weighted average 3.81x)
			Discount	10% – 17.5% (weighted average 11.7%)
	$4,257,350

Preferred Securities	$14,563,218	Market Approach	EV to revenue multiple	1.44x – 5.44x (weighted average 3.74x)
			Discount	17.5% – 25% (weighted average 19.5%)
			Allocated using OPM – Volatility	40.% – 55% (weighted average 45.9%)

	$43,604,891	Market Approach	EV to revenue multiple	1.32x – 8.24x (weighted average 5.08x)
			Discount	10% – 25% (weighted average 13.7%)

	$2,179,999	Market Approach	Probability weighted expected future price	$2.78
			Discount	32%

	$76,131,991	Market Approach	Prior/recent transactions	$43.82 – $50.19 (weighted average $48.50)

	$550,955	Market Approach	Expected future value	$1.28
			Discount	18.75%
	$137,031,054

Corporate Bonds	$803,899	Market Approach	Prior/recent transactions	$100

Total	$142,092,303

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Science & Technology Fund	Fair Value at 8-31-16	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$109,848	Market Approach	EV to revenue multiple	6.32x
			Discount	17.5%

Preferred Securities	$1,965,359	Market Approach	EV to revenue multiple	6.32x – 7.72x (weighted average 7.04x)
			Discount	10% – 17.5% (weighted average 13.6%)

	$2,363,929	Market Approach	Prior/recent transactions	$38.23 – $105.00 (weighted average $86.86)
	$4,329,288

Total	$4,439,136

Small Cap Growth Fund	Fair Value at 8-31-16	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$469,115	Market Approach	Expected future value	$3.20
			Discount	10%

Preferred Securities	$3,846,641	Market Approach	EV to revenue multiple	3.21x – 8.24x (weighted average 6.44x)
			Discount	10% – 17.5% (weighted average 11.7%)

	$663,220	Market Approach	EV to revenue multiple	1.44x
			Discount	25%
			Allocated using OPM – Volatility	55%

	$390,114	Market Approach	Probability weighted expected future price	$5.15 – 6.86 (weighted average $6.08)
			Discount	32%

	$878,431	Market Approach	Expected future value	$4.40
			Discount	10%
	$5,778,406

Total	$6,247,521

A change to unobservable inputs of a fund’s Level 3 securities may result in changes to the fair value measurement, as follows :

Significant Unobservable Input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Allocated using Options Pricing Method (OPM) – Volatility	Variable	Variable
Discount	Decrease	Increase
Enterprise value to earnings before interest, taxes, depreciation and amortization (“EV/EBITDA”) multiple	Increase	Decrease
Enterprise value (“EV”) to revenue multiple	Increase	Decrease
Expected future value	Increase	Decrease
Estimated liquidation value	Increase	Decrease
Prior/recent transactions	Increase	Decrease
Probability weighted expected future price	Increase	Decrease
Yield	Decrease	Increase

Repurchase agreements.  The funds may enter into repurchase agreements. When a fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a fund for repurchase agreements is disclosed in the Portfolio of Investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

In a reverse repurchase agreement, a fund delivers a security, as collateral, in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Obligations to repay cash received by a fund is shown on the Statements of assets and liabilities as Reverse repurchase agreement payable.

The following table summarizes the open reverse repurchase agreements at August 31, 2016:

Fund	Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
Global Bond Fund	HSBC Bank[1]	0.420%	7/13/2016	10/12/2016	$3,837,247	$3,839,441
Global Bond Fund	HSBC Bank[2]	0.460%	7/13/2016	10/12/2016	534,132	534,467
Global Bond Fund	Merrill Lynch[3]	0.900%	8/22/2016	10/14/2016	1,559,593	1,559,944
Global Bond Fund	The Bank of Nova Scotia[4]	0.600%	8/1/2016	10/31/2016	1,428,750	1,429,464
Global Bond Fund	The Bank of Nova Scotia[5]	0.600%	8/17/2016	9/20/2016	7,236,250	7,237,938
Global Bond Fund	The Royal Bank of Scotland[6]	0.640%	8/9/2016	10/11/2016	4,815,248	4,817,131

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Fund	Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
Global Bond Fund	The Royal Bank of Scotland[7]	0.640%	8/9/2016	10/11/2016	$735,174	$735,462
Global Bond Fund	The Royal Bank of Scotland[8]	0.640%	8/22/2016	10/24/2016	1,017,625	1,017,788
Global Bond Fund	The Royal Bank of Scotland[9]	0.650%	8/17/2016	10/17/2016	2,760,788	2,761,486
Real Return Bond Fund	Bank of America Corp.[10]	0.500%	8/23/2016	9/6/2016	2,123,625	2,123,861
Real Return Bond Fund	Bank of America Corp.[11]	0.500%	8/31/2016	9/7/2016	1,513,125	1,513,125
Real Return Bond Fund	Bank of America Corp.[12]	0.650%	8/18/2016	10/18/2016	2,653,125	2,653,748
Real Return Bond Fund	JPMorgan Chase & Co.[13]	0.610%	8/23/2016	10/21/2016	12,558,813	12,560,515
Real Return Bond Fund	The Bank of Nova Scotia[14]	0.600%	7/21/2016	10/21/2016	3,963,625	3,966,333
Real Return Bond Fund	The Bank of Nova Scotia[15]	0.600%	8/1/2016	10/31/2016	78,615,275	78,654,583
Real Return Bond Fund	The Bank of Nova Scotia[16]	0.600%	8/3/2016	10/5/2016	7,196,421	7,199,779
Real Return Bond Fund	The Bank of Nova Scotia[17]	0.620%	4/8/2016	10/7/2016	21,385,000	21,438,403
Real Return Bond Fund	The Bank of Nova Scotia[18]	0.620%	4/11/2016	10/11/2016	22,944,500	23,000,612
Real Return Bond Fund	The Royal Bank of Scotland[19]	0.450%	8/22/2016	9/6/2016	1,308,125	1,308,272
Real Return Bond Fund	The Royal Bank of Scotland[20]	0.610%	7/13/2016	10/13/2016	41,632,125	41,666,691
Real Return Bond Fund	The Royal Bank of Scotland[21]	0.610%	7/13/2016	10/13/2016	4,906,500	4,910,574
Real Return Bond Fund	The Royal Bank of Scotland[22]	0.610%	7/14/2016	10/14/2016	461,250	461,625
Real Return Bond Fund	The Royal Bank of Scotland[23]	0.640%	8/11/2016	10/11/2016	4,998,000	4,999,777
Real Return Bond Fund	The Royal Bank of Scotland[24]	0.640%	8/22/2016	10/24/2016	105,000	105,017
Real Return Bond Fund	The Royal Bank of Scotland[25]	0.650%	8/16/2016	10/17/2016	2,943,500	2,944,297
Real Return Bond Fund	The Royal Bank of Scotland[26]	0.650%	8/17/2016	10/17/2016	4,976,125	4,977,383
Real Return Bond Fund	The Royal Bank of Scotland[27]	0.650%	8/23/2016	10/21/2016	105,375	105,390
Real Return Bond Fund	The Royal Bank of Scotland[28]	0.650%	8/24/2016	10/24/2016	7,111,500	7,112,399
Total Return Fund	Bank of America Corp.[29]	0.650%	8/18/2016	10/18/2016	945,000	945,222
Total Return Fund	Credit Agricole SA30	0.530%	8/23/2016	9/7/2016	6,847,250	6,848,056
Total Return Fund	Credit Agricole SA31	0.550%	7/8/2016	10/11/2016	860,125	860,835
Total Return Fund	JPMorgan Chase & Co.[32]	0.610%	8/23/2016	10/21/2016	633,750	633,836
Total Return Fund	Societe Generale SA33	0.430%	8/18/2016	9/1/2016	12,241,125	12,243,026
Total Return Fund	Standard Chartered Bank[34]	0.620%	7/7/2016	10/5/2016	612,500	613,080
Total Return Fund	Standard Chartered Bank[35]	0.650%	8/29/2016	10/27/2016	43,154,375	43,155,933
Total Return Fund	The Royal Bank of Scotland[36]	0.650%	8/23/2016	10/21/2016	23,969,250	23,972,712

[1]
Reverse repurchase agreement with HSBC Bank dated 7/13/2016 at 0.420% to be repurchased at EUR 3,443,741 on 10/12/2016, collateralized by EUR 3,000,000 Government of France, 2.500% due 10/15/2020 (valued at EUR 3,373,332, including interest)

[2]
Reverse repurchase agreement with HSBC Bank dated 7/13/2016 at 0.460% to be repurchased at EUR 479,406 on 10/12/2016, collateralized by EUR 300,000 Government of France, 3.250% due 5/25/2045 (valued at EUR 470,554, including interest)

[3]
Reverse repurchase agreement with Merrill Lynch dated 8/22/2016 at 0.900% to be repurchased at CAD 2,047,960 on 10/14/2016, collateralized by CAD 1,800,000 Province of Ontario, 3.500% due 6/2/2024 (valued at CAD 2,040,876, including interest)

[4]
Reverse repurchase agreement with The Bank of Nova Scotia dated 8/1/2016 at 0.600% to be repurchased at $1,430,917 on 10/31/2016, collateralized by $1,118,350 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1/15/2029 (valued at $1,413,144, including interest)

[5]
Reverse repurchase agreement with The Bank of Nova Scotia dated 8/17/2016 at 0.600% to be repurchased at $7,240,351 on 9/20/2016, collateralized by $7,096,250 U.S. Treasury Inflation Indexed Notes, 0.250% due 1/15/2025 (valued at $7,153,907, including interest)

[6]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/9/2016 at 0.640% to be repurchased at $4,820,641 on 10/11/2016, collateralized by $3,806,780 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1/15/2029 (valued at $4,810,236, including interest)

[7]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/9/2016 at 0.640% to be repurchased at $735,997 on 10/11/2016, collateralized by $730,687 U.S. Treasury Inflation Indexed Notes, 0.125% due 1/15/2023 (valued at $734,363, including interest)

[8]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/22/2016 at 0.640% to be repurchased at $1,018,765 on 10/24/2016, collateralized by $836,129 U.S. Treasury Inflation Indexed Bonds, 2.375% due 1/15/2027 (valued at $1,015,949, including interest)

[9]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/17/2016 at 0.650% to be repurchased at $2,763,829 on 10/17/2016, collateralized by $2,661,000 U.S. Treasury Notes, 2.000% due 2/15/2025 (valued at $2,757,357, including interest)

[10]
Reverse repurchase agreement with Bank of America Corp. dated 8/23/2016 at 0.500% to be repurchased at $2,124,038 on 9/6/2016, collateralized by $2,100,000 U.S. Treasury Notes, 1.625% due 5/15/2026 (valued at $2,106,071, including interest)

[11]
Reverse repurchase agreement with Bank of America Corp. dated 8/31/2016 at 0.500% to be repurchased at $1,513,272 on 9/7/2016, collateralized by $1,500,000 U.S. Treasury Notes, 1.625% due 5/15/2026 (valued at $1,504,337, including interest)

[12]
Reverse repurchase agreement with Bank of America Corp. dated 8/18/2016 at 0.650% to be repurchased at $2,656,047 on 10/18/2016, collateralized by $2,587,150 U.S. Treasury Inflation Indexed Notes, 0.375% due 7/15/2023 (valued at $2,651,410, including interest)

[13]
Reverse repurchase agreement with JPMorgan Chase & Co. dated 8/23/2016 at 0.610% to be repurchased at $12,571,368 on 10/21/2016, collateralized by $11,890,000 U.S. Treasury Bonds, 2.500% due 2/15/2046 (valued at $12,559,740, including interest)

[14]
Reverse repurchase agreement with The Bank of Nova Scotia dated 7/21/2016 at 0.600% to be repurchased at $3,969,703 on 10/21/2016, collateralized by $3,807,004 U.S. Treasury Inflation Indexed Notes, 0.625% due 1/15/2024 (valued at $3,953,852, including interest)

[15]
Reverse repurchase agreement with The Bank of Nova Scotia dated 8/1/2016 at 0.600% to be repurchased at $78,734,508 on 10/31/2016, collateralized by $61,119,157 U.S. Treasury Inflation Indexed Bonds, 2.375% due 1/15/2025 (valued at $72,247,489, including interest) and $5,261,976 U.S. Treasury Inflation Indexed Notes, 0.375% due 7/15/2023 (valued at $5,392,673, including interest)

[16]
Reverse repurchase agreement with The Bank of Nova Scotia dated 8/3/2016 at 0.600% to be repurchased at $7,203,977 on 10/5/2016, collateralized by $2,336,000 U.S. Treasury Bonds, 3.000% due 5/15/2045 (valued at $2,718,976, including interest), $1,557,000 U.S. Treasury Notes, 2.000% due 2/15/2025 (valued at $1,613,381, including interest) and $2,789,613 U.S. Treasury Inflation Indexed Notes, 0.375% due 7/15/2023 (valued at $2,858,901, including interest)

[17]
Reverse repurchase agreement with The Bank of Nova Scotia dated 4/8/2016 at 0.620% to be repurchased at $21,452,030 on 10/7/2016, collateralized by $15,239,328 U.S. Treasury Inflation Indexed Bonds, 3.625% due 4/15/2028 (valued at $20,958,785, including interest)

[18]
Reverse repurchase agreement with The Bank of Nova Scotia dated 4/11/2016 at 0.620% to be repurchased at $23,016,813 on 10/11/2016, collateralized by $22,201,120 U.S. Treasury Inflation Indexed Notes, 0.375% due 7/15/2023 (valued at $22,752,551, including interest)

[19]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/22/2016 at 0.450% to be repurchased at $1,308,370 on 9/6/2016, collateralized by $1,300,000 U.S. Treasury Notes, 1.625% due 5/15/2026 (valued at $1,303,758, including interest)

[20]
Reverse repurchase agreement with The Royal Bank of Scotland dated 7/13/2016 at 0.610% to be repurchased at $41,697,025 on 10/13/2016, collateralized by $29,804,079 U.S. Treasury Inflation Indexed Bonds, 3.625% due 4/15/2028 (valued at $40,989,818, including interest)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

[21]
Reverse repurchase agreement with The Royal Bank of Scotland dated 7/13/2016 at 0.610% to be repurchased at $4,914,149 on 10/13/2016, collateralized by $4,320,000 U.S. Treasury Bonds, 2.500%–3.000% due 2/15/2045–5/15/2045 (valued at $4,870,837, including interest)

[22]
Reverse repurchase agreement with The Royal Bank of Scotland dated 7/14/2016 at 0.610% to be repurchased at $461,969 on 10/14/2016, collateralized by $381,744 U.S. Treasury Inflation Indexed Bonds, 2.375% due 1/15/2025 (valued at $451,250, including interest)

[23]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/11/2016 at 0.640% to be repurchased at $5,003,420 on 10/11/2016, collateralized by $4,929,696 U.S. Treasury Inflation Indexed Notes, 0.125% due 4/15/2019 (valued at $4,970,948, including interest)

[24]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/22/2016 at 0.640% to be repurchased at $105,118 on 10/24/2016, collateralized by $104,359 U.S. Treasury Inflation Indexed Notes, 0.125% due 1/15/2023 (valued at $104,884, including interest)

[25]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/16/2016 at 0.650% to be repurchased at $2,946,795 on 10/17/2016, collateralized by $2,920,792 U.S. Treasury Inflation Indexed Notes, 0.125% due 1/15/2023 (valued at $2,935,484, including interest)

[26]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/17/2016 at 0.650% to be repurchased at $4,981,606 on 10/17/2016, collateralized by $4,921,605 U.S. Treasury Inflation Indexed Notes, 0.125% due 7/15/2022 (valued at $4,971,732, including interest)

[27]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/23/2016 at 0.650% to be repurchased at $105,487 on 10/21/2016, collateralized by $104,392 U.S. Treasury Inflation Indexed Notes, 0.125% due 1/15/2023 (valued at $104,917, including interest)

[28]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/24/2016 at 0.650% to be repurchased at $7,119,333 on 10/24/2016, collateralized by $6,816,546 U.S. Treasury Inflation Indexed Notes, 0.625% due 1/15/2024 (valued at $7,079,481, including interest)

[29]
Reverse repurchase agreement with Bank of America Corp. dated 8/18/2016 at 0.650% to be repurchased at $946,041 on 10/18/2016, collateralized by $800,000 U.S. Treasury Bonds, 3.125% due 8/15/2044 (valued at $952,844, including interest)

[30]
Reverse repurchase agreement with Credit Agricole SA dated 8/23/2016 at 0.530% to be repurchased at $6,848,762 on 9/7/2016, collateralized by $6,100,000 U.S. Treasury Bonds, 2.750% due 11/15/2042 (valued at $6,775,764, including interest)

[31]
Reverse repurchase agreement with Credit Agricole SA dated 7/8/2016 at 0.550% to be repurchased at $861,373 on 10/11/2016, collateralized by $700,000 U.S. Treasury Bonds, 3.125% due 8/15/2044 (valued at $833,739, including interest)

[32]
Reverse repurchase agreement with JPMorgan Chase & Co. dated 8/23/2016 at 0.610% to be repurchased at $634,384 on 10/21/2016, collateralized by $600,000 U.S. Treasury Bonds, 2.500% due 2/15/2046 (valued at $633,797, including interest)

[33]
Reverse repurchase agreement with Societe Generale SA dated 8/18/2016 at 0.430% to be repurchased at $12,243,172 on 9/1/2016, collateralized by $11,700,000 U.S. Treasury Bonds, 2.500% due 2/15/2046 (valued at $12,359,038, including interest)

[34]
Reverse repurchase agreement with Standard Chartered Bank dated 7/7/2016 at 0.620% to be repurchased at $613,449 on 10/5/2016, collateralized by $500,000 U.S. Treasury Bonds, 3.125% due 8/15/2044 (valued at $595,528, including interest)

[35]
Reverse repurchase agreement with Standard Chartered Bank dated 8/29/2016 at 0.650% to be repurchased at $43,200,346 on 10/27/2016, collateralized by $40,000,000 U.S. Treasury Bonds, 2.500%–2.875% due 2/15/2045–8/15/2045 (valued at $43,046,982, including interest)

[36]
Reverse repurchase agreement with The Royal Bank of Scotland dated 8/23/2016 at 0.650% to be repurchased at $23,994,784 on 10/21/2016, collateralized by $20,100,000 U.S. Treasury Bonds, 3.125% due 8/15/2044 (valued at $23,940,206, including interest)

When-issued/delayed-delivery securities.  The funds may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the fund’s NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the funds until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increases in the value of securities sold prior to settlement date.

Sale-Buybacks.  Certain funds may enter into financing transactions referred to as sale-buybacks and are governed by the terms of the MRA or Master Securities Forward Transaction Agreement. A sale-buyback transaction consists of a sale of a security by a fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon repurchase value of the securities to be repurchased by the fund are reflected as a liability on the Statements of assets and liabilities. The fund will recognize income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of the foregone interest and inflationary income adjustments, if any, the fund would have otherwise received had the security not been sold along with negotiated financing terms. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of operations. Interest payments based upon negotiated financing terms made by the fund to counterparties are recorded as a component of interest expense on the Statements of operations. In periods of increased demand for the security, the fund may receive a fee for use of the security by the counterparty, which may result in income to the fund. The average borrowings by the funds and the weighted average interest rate for the year ended August 31, 2016 and the exposure to the counterparties at August 31, 2016 were as follows:

Fund	Average Borrowing	Weighted average interest rate
Global Bond Fund	$1,796,381	0.65%
Real Return Bond Fund	16,622,984	0.37%
Total Return Fund	4,532,285	0.25%

Fund	Counterparty	Payable for funds borrowed	Market value of securities	Net exposure
Global Bond Fund	BNP Paribas	($20,751,686)	$20,481,941	($269,745)

Real Return Bond Fund	BNP Paribas	($936,749)	$934,488	($2,261)

Total Return Fund	BNP Paribas	($952,588)	$950,695	($1,893)
	Barclays Capital, Inc.	(6,406,821)	6,422,502	15,681
		($7,359,409)	$7,373,198	$13,789

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Term loans (Floating rate loans).  The funds may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At August 31, 2016, Investment Quality Bond Fund had $48,458 in unfunded loan commitments outstanding.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds.  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Payment-in-kind bonds.  The funds may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The funds accrue income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, a fund may need to sell other investments to make distributions.

Real estate investment trusts.  The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, a fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending.  The funds may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The funds will invest their collateral in JHCT, an affiliate of the funds, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

A fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, a fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. A fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by a fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities.

As of August 31, 2016, the funds loaned common stocks and fixed income securities as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received
Active Bond Fund	$15,002,699	$15,564,556
All Cap Core Fund	27,991,576	28,678,863
Alpha Opportunities Fund	48,151,665	49,794,487
Capital Appreciation Fund	55,576,347	56,761,996
High Yield Fund	12,987,250	13,569,927
International Growth Opportunities Fund	25,851,339	27,485,208
International Small Cap Fund	32,022,188	33,553,563
International Value Fund	21,092,460	22,321,208

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Fund	Market Value of Securities on Loan	Cash Collateral Received
Investment Quality Bond Fund	$2,088,013	$2,133,214
Mid Cap Stock Fund	107,040,739	109,332,115
Mid Value Fund	14,449,167	14,756,385
Science & Technology Fund	20,375,736	21,166,602
Small Cap Growth Fund	9,148,277	9,359,746
Small Company Growth Fund	2,744,859	2,814,324
Small Company Value Fund	2,862,620	2,943,240
Strategic Equity Allocation Fund	87,521,213	91,367,650
U.S. High Yield Bond Fund	10,617,178	10,910,224

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Funds investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The funds may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the funds invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities.  Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, a fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit.  The funds may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds’ custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the funds can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. Prior to June 30, 2016, the funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit.

Commitment fees for the year ended August 31, 2016 were as follows:

Fund	Commitment Fee
Active Bond Fund	$5,518
All Cap Core Fund	2,744
Alpha Opportunities Fund	4,638
Asia Pacific Total Return Bond Fund	2,245
Capital Appreciation Fund	5,666
Capital Appreciation Value Fund	5,667
Core Bond Fund	1,688
Fundamental Global Franchise Fund	2,304
Global Bond Fund	2,436
Global Real Estate Fund	687
Health Sciences Fund	1,979
High Yield Fund	2,512
International Growth Opportunities Fund	3,079
International Growth Stock Fund	2,969
International Small Cap Fund	2,985
International Value Fund	4,796
Investment Quality Bond Fund	2,591
Lifestyle II Aggressive Portfolio	1,510
Lifestyle II Balanced Portfolio	$1,835
Lifestyle II Conservative Portfolio	1,467
Lifestyle II Growth Portfolio	1,717
Lifestyle II Moderate Portfolio	1,493
Mid Cap Stock Fund	4,551
Mid Value Fund	3,344
Real Estate Equity Fund	1,848
Real Estate Securities Fund	1,015
Real Return Bond Fund	3,000
Science & Technology Fund	3,074
Short Term Government Income Fund	1,931
Small Cap Growth Fund	1,806
Small Company Growth Fund	1,753
Small Company Value Fund	1,951
Strategic Equity Allocation Fund	14,989
Total Return Fund	5,560
U.S. High Yield Bond Fund	781
Value Fund	2,133

Effective March 31, 2016, Core Bond Fund, Global Real Estate Fund, Real Estate Securities Fund and U.S. High Yield Bond Fund entered into a syndicated line of credit agreement with BNP Paribas.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

During the year ended August 31, 2016, certain of the funds received reimbursements from State Street Bank for overbilling of custody out-of-pocket fees from prior years. As a result of the reimbursements, some funds reflect negative custodian fees in the current reporting period. Custodian fees incurred by the funds for the year ended August 31, 2016 prior to these reimbursements were as follows:

Fund	Amount
Active Bond Fund	$292,390
All Cap Core Fund	75,504
Alpha Opportunities Fund	227,186
Asia Pacific Total Return Bond Fund	119,445
Capital Appreciation Fund	264,251
Capital Appreciation Value Fund	285,436
Core Bond Fund	157,242
Fundamental Global Franchise Fund	95,277
Global Bond Fund	142,427
Global Real Estate Fund	99,973
Health Sciences Fund	36,079
High Yield Fund	78,021
International Growth Opportunities Fund	274,304
International Growth Stock Fund	213,335
International Small Cap Fund	225,556
International Value Fund	432,757
Investment Quality Bond Fund	88,632
Lifestyle II Aggressive	11,700
Lifestyle II Balanced	$11,700
Lifestyle II Conservative	11,700
Lifestyle II Growth	11,700
Lifestyle II Moderate	11,700
Mid Cap Stock Fund	195,321
Mid Value Fund	120,537
Real Estate Equity Fund	28,760
Real Estate Securities Fund	69,684
Real Return Bond Fund	117,327
Science & Technology Fund	136,015
Short Term Government Income Fund	34,821
Small Cap Growth Fund	25,765
Small Company Growth Fund	22,307
Small Company Value Fund	32,640
Strategic Equity Allocation Fund	1,340,962
Total Return Fund	286,851
U.S. High Yield Bond Fund	46,614
Value Fund	43,957

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes.  Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of August 31, 2016, certain funds have capital loss carryforwards available to offset future net realized capital gains. Use of certain losses acquired in mergers, may be limited in a given year. The following table details the capital loss carryforwards available as of August 31, 2016:

	Capital Loss Carryforwards Expiring at August 31		No Expiration Date
Fund	2017	2018	Short Term	Long Term
Alpha Opportunities Fund	—	—	$82,241,064	$4,579,258
Asia Pacific Total Return Bond Fund	—	—	—	8,558,503
Global Real Estate Fund	—	$122,782,417	—	—
High Yield Fund	$24,597,994	229,714,878	11,384,205	60,736,855
International Growth Opportunities Fund	—	—	5,231,766	29,788,383
International Growth Stock Fund	—	—	11,813,345	14,322,610
International Small Cap Fund	—	16,694,169	12,219,485	26,420,456
International Value Fund	—	88,133,382	1,406,743	78,079,186
Real Return Bond Fund	—	—	17,661,913	11,846,858
Short Term Government Income Fund	—	—	2,418,773	4,012,441
Small Cap Growth Fund	—	—	17,927,364	—
Total Return Fund	—	—	3,238,849	12,920,945
U.S. High Yield Bond Fund	—	—	—	8,544,863

As of August 31, 2016, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on August 31, 2016, including short-term investments, for federal income tax purposes, were as follows:

Fund	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Active Bond Fund	$2,212,871,085	$80,100,039	($17,613,517)	$62,486,522
All Cap Core Fund	588,787,172	60,938,498	(7,905,024)	53,033,474
Alpha Opportunities Fund	1,391,937,999	186,773,610	(38,726,262)	148,047,348
Asia Pacific Total Return Bond Fund	401,505,513	8,195,343	(14,899,460)	(6,704,117)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Fund	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Capital Appreciation Fund	$1,187,426,087	$852,161,162	($19,084,374)	$833,076,788
Capital Appreciation Value Fund	1,852,865,172	268,076,391	(7,754,156)	260,322,235
Core Bond Fund	1,536,699,656	22,710,016	(3,151,065)	19,558,951
Fundamental Global Franchise Fund	366,062,785	89,916,527	(3,890,605)	86,025,922
Global Bond Fund	574,090,312	18,667,320	(15,787,078)	2,880,242
Global Real Estate Fund	196,621,476	27,107,819	(1,161,277)	25,946,542
Health Sciences Fund	176,637,593	44,971,504	(6,915,023)	38,056,481
High Yield Fund	562,747,419	23,627,358	(54,575,216)	(30,947,858)
International Growth Opportunities Fund	652,237,526	198,786,112	(59,148,031)	139,638,081
International Growth Stock Fund	682,078,052	129,064,148	(31,612,675)	97,451,473
International Small Cap Fund	559,329,959	137,926,583	(50,096,835)	87,829,748
International Value Fund	1,557,753,535	197,434,738	(203,310,967)	(5,876,229)
Investment Quality Bond Fund	796,552,592	16,420,298	(4,769,477)	11,650,821
Lifestyle II Aggressive Portfolio	103,424,093	1,667,255	—	1,667,255
Lifestyle II Balanced Portfolio	342,308,149	8,860,142	(224,487)	8,635,655
Lifestyle II Conservative Portfolio	72,947,284	2,228,298	—	2,228,298
Lifestyle II Growth Portfolio	272,941,365	5,432,371	(93,867)	5,338,504
Lifestyle II Moderate Portfolio	87,314,938	1,834,993	(105,964)	1,729,029
Mid Cap Stock Fund	1,358,580,712	269,367,222	(50,780,975)	218,586,247
Mid Value Fund	771,392,449	186,083,732	(22,264,410)	163,819,322
Real Estate Equity Fund	119,988,863	101,226,487	(515,866)	100,710,621
Real Estate Securities Fund	566,011,415	107,439,774	(3,919,997)	103,519,777
Real Return Bond Fund	1,225,374,359	17,714,250	(7,203,768)	10,510,482
Science & Technology Fund	684,662,627	113,446,645	(12,874,876)	100,571,769
Short Term Government Income Fund	323,485,304	920,861	(4,696,158)	(3,775,297)
Small Cap Growth Fund	186,500,062	32,165,575	(7,221,959)	24,943,616
Small Company Growth Fund	135,958,845	54,988,526	(8,137,251)	46,851,275
Small Company Value Fund	186,537,357	91,075,522	(4,635,972)	86,439,550
Strategic Equity Allocation Fund	6,558,832,667	917,103,894	(221,545,587)	695,558,307
Total Return Fund	2,567,108,627	69,254,242	(34,183,984)	35,070,258
U.S. High Yield Bond Fund	381,463,542	13,684,953	(25,657,185)	(11,972,232)
Value Fund	301,060,538	65,459,406	(16,420,749)	49,038,657

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. Active Bond Fund, Core Bond Fund, High Yield Fund, Investment Quality Bond Fund, Lifestyle II Balanced Portfolio, Lifestyle II Conservative Portfolio, Lifestyle II Moderate Portfolio, Real Return Bond Fund, Short Term Government Income Fund, Total Return Fund and U.S. High Yield Bond Fund generally declare and pay dividends from net investment income quarterly. All other funds generally declare and pay dividends from net investment income annually. All funds generally declare and pay capital gain distributions, if any, annually.

The tax character of distributions for the year ended August 31, 2016 was as follows:

	2016 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Total
Active Bond Fund	$65,796,105	—	$65,796,105
All Cap Core Fund	30,693,055	$54,584,649	85,277,704
Alpha Opportunities Fund	64,988,773	140,312,842	205,301,615
Asia Pacific Total Return Bond Fund	12,135,441	—	12,135,441
Capital Appreciation Fund	1,044,207	262,651,371	263,695,578
Capital Appreciation Value Fund	66,476,357	166,446,013	232,922,370
Core Bond Fund	23,485,012	—	23,485,012
Fundamental Global Franchise Fund	4,098,100	41,893,043	45,991,143
Global Bond Fund	297,275	—	297,275
Global Real Estate Fund	5,422,106	—	5,422,106
Health Sciences Fund	24,420,285	186,296,062	210,716,347
High Yield Fund	38,716,813	—	38,716,813
International Growth Opportunities Fund	3,805,088	—	3,805,088
International Growth Stock Fund	9,701,561	12,947,188	22,648,749
International Small Cap Fund	7,731,292	—	7,731,292
International Value Fund	34,000,903	—	34,000,903
Investment Quality Bond Fund	15,222,013	1,640,786	16,862,799
Lifestyle II Aggressive Portfolio	949,770	253,033	1,202,803
Lifestyle II Balanced Portfolio	4,838,310	427,100	5,265,410
Lifestyle II Conservative Portfolio	1,072,901	45,032	1,117,933
Lifestyle II Growth Portfolio	2,410,211	382,050	2,792,261
Lifestyle II Moderate Portfolio	1,390,734	113,012	1,503,746
Mid Cap Stock Fund	9,119,469	164,106,746	173,226,215
Mid Value Fund	13,312,042	90,287,076	103,599,118
Real Estate Equity Fund	4,509,047	22,673,088	27,182,135
Real Estate Securities Fund	16,091,262	48,277,227	64,368,489
Real Return Bond Fund	8,432,952	—	8,432,952
Science & Technology Fund	21,293,472	148,406,027	169,699,499
Short Term Government Income Fund	3,760,750	—	3,760,750
Small Cap Growth Fund	—	28,506,115	28,506,115

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2016 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Total
Small Company Growth Fund	$1,921,688	$17,486,382	19,408,070
Small Company Value Fund	3,257,046	64,746,057	68,003,103
Strategic Equity Allocation Fund	103,076,356	269,626,098	372,702,454
Total Return Fund	77,425,463	2,873,875	80,299,338
U.S. High Yield Bond Fund	21,436,606	—	21,436,606
Value Fund	2,039,199	29,784,275	31,823,474

The tax character of distributions for the year ended August 31, 2015 was as follows:

	2015 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Total
Active Bond Fund	$67,765,620	$6,088,702	$73,854,322
All Cap Core Fund	5,160,798	53,311,865	58,472,663
Alpha Opportunities Fund	116,883,226	105,888,697	222,771,923
Asia Pacific Total Return Bond Fund	11,460,097	—	11,460,097
Capital Appreciation Fund	30,451,938	144,829,938	175,281,876
Capital Appreciation Value Fund	65,005,667	184,995,613	250,001,280
Core Bond Fund	12,386,439	—	12,386,439
Fundamental Global Franchise Fund	4,430,152	22,617,184	27,047,336
Global Real Estate Fund	8,099,034	—	8,099,034
Health Sciences Fund	5,012,068	136,121,192	141,133,260
High Yield Fund	54,420,053	—	54,420,053
International Growth Opportunities Fund	7,264,421	28,809,409	36,073,830
International Growth Stock Fund	15,004,076	15,869,098	30,873,174
International Small Cap Fund	3,891,095	—	3,891,095
International Value Fund	50,695,489	—	50,695,489
Investment Quality Bond Fund	13,797,077	1,711,322	15,508,399
Lifestyle II Aggressive Portfolio	241,009	—	241,009
Lifestyle II Balanced Portfolio	820,941	4	820,945
Lifestyle II Conservative Portfolio	195,575	10	195,585
Lifestyle II Growth Portfolio	434,007	2	434,009
Lifestyle II Moderate Portfolio	306,068	—	306,068
Mid Cap Stock Fund	41,500,720	174,980,539	216,481,259
Mid Value Fund	31,586,841	97,090,245	128,677,086
Real Estate Equity Fund	3,735,160	5,881,047	9,616,207
Real Estate Securities Fund	13,435,607	39,456,108	52,891,715
Real Return Bond Fund	13,266,723	—	13,266,723
Science & Technology Fund	69,500,108	67,901,426	137,401,534
Short Term Government Income Fund	3,900,419	—	3,900,419
Small Cap Growth Fund	7,606,317	19,964,962	27,571,279
Small Company Growth Fund	6,828,020	14,650,012	21,478,032
Small Company Value Fund	3,945,179	27,659,012	31,604,191
Strategic Equity Allocation Fund	116,260,521	134,116,596	250,377,117
Total Return Fund	72,436,244	4,521,714	76,957,958
U.S. High Yield Bond Fund	27,893,893	12,712,123	40,606,016
Value Fund	13,468,405	16,826,245	30,294,650

Distributions paid by the funds with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2015, are treated as occurring on September 1, 2016, the first day of the funds’ next taxable year. Qualified late year ordinary losses are treated as occurring on September 1, 2016, the first day of the funds’ next taxable year. As of August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral	Qualified Late Year Ordinary Losses
Active Bond Fund	$17,470,713	—	—	—	—
All Cap Core Fund	6,091,970	$5,233,539	—	—	—
Alpha Opportunities Fund	4,988,864	—	$86,820,322	—	—
Asia Pacific Total Return Bond Fund	—	—	8,558,503	—	—
Capital Appreciation Fund	1,578,313	167,996,587	—	—	—
Capital Appreciation Value Fund	19,177,867	53,471,167	—	$4,019,589	—
Core Bond Fund	19,631,771	—	—	—	—
Fundamental Global Franchise Fund	3,313,167	44,954,864	—	—	—
Global Bond Fund	9,453,500	1,742,099	—	—	—
Global Real Estate Fund	9,809,560	—	122,782,417	—	—
Health Sciences Fund	1,175,088	49,128,001	—	—	—
High Yield Fund	8,235,698	—	326,433,932	—	—
International Growth Opportunities Fund	4,029,240	—	35,020,149	—	—
International Growth Stock Fund	10,747,601	—	26,135,955	—	—
International Small Cap Fund	7,460,815	—	55,334,110	—	—
International Value Fund	30,425,492	—	167,619,311	—	—
Investment Quality Bond Fund	7,471,522	—	—	1,244,427	—
Lifestyle II Aggressive Portfolio	106,621	1,952,775	—	—	—
Lifestyle II Balanced Portfolio	582,439	3,254,139	—	—	—
Lifestyle II Conservative Portfolio	242,282	252,536	—	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral	Qualified Late Year Ordinary Losses
Lifestyle II Growth Portfolio	$970,084	$3,752,954	—	—	—
Lifestyle II Moderate Portfolio	227,342	519,224	—	—	—
Mid Cap Stock Fund	—	—	—	$21,900,120	$1,466,978
Mid Value Fund	4,858,746	50,080,446	—	—	—
Real Estate Equity Fund	2,216,838	22,451,469	—	—	—
Real Estate Securities Fund	23,220,968	29,582,943	—	—	—
Real Return Bond Fund	9,059,684	—	$29,508,771	—	—
Science & Technology Fund	1,243,172	36,566,809	—	—	—
Short Term Government Income Fund	1,455,910	—	6,431,214	—	—
Small Cap Growth Fund	—	—	17,927,364	—	757,052
Small Company Growth Fund	—	7,477,023	—	—	242,849
Small Company Value Fund	1,067,628	23,942,713	—	965,680	—
Strategic Equity Allocation Fund	85,787,990	397,423,355	—	—	—
Total Return Fund	17,556,804	—	16,159,794	—	—
U.S. High Yield Bond Fund	3,876,954	—	8,544,863	—	—
Value Fund	1,507,946	2,433,958	—	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, net operating losses, foreign currency transactions, investments in passive foreign investment companies, wash sale loss deferrals, partnerships, derivative transactions and amortization, treasury inflation protected securities and accretion on debt securities.

Statement of cash flows.  Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or cash held at broker for futures contracts.

3.  DERIVATIVE INSTRUMENTS The funds may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The funds attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the funds may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the funds is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the funds and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the funds for OTC transactions is held in a segregated account at the funds’ custodian and is noted in the accompanying Portfolio of Investments, or if cash is posted, on the Statement of assets and liabilities. Each funds’ maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between a fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and Receivable for exchange-cleared swaps, respectively. Securities pledged by a fund for exchange-traded and cleared transactions, if any, are identified in the Portfolio of Investments.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects a fund to unlimited risk of loss.

DERIVATIVE INSTRUMENTS, CONTINUED

Upon entering into a futures contract, a fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at August 31, 2016, and range of futures contracts notional amounts held by the funds during the year ended August 31, 2016. In addition, the tables detail how the funds used futures contracts during the year ended August 31, 2016:

Active Bond Fund

The fund used futures contracts to manage duration of the fund. The fund held futures contracts with total notional values ranging up to approximately $5.7 million, as measured at each quarter end. At August 31, 2016 the fund held no open futures contracts.

All Cap Core Fund

The fund used futures contracts as a substitute for securities purchased. The fund held futures contracts with total notional values ranging from approximately $6.1 million to $8.9 million, as measured at each quarter end.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS*	NOTIONAL VALUE*	UNREALIZED APPRECIATION (DEPRECIATION)
All Cap Core Fund	Russell 2000 Mini Index Futures	7	Long	Sep 2016	$831,245	$867,160	$35,915
	S&P 500 Index E-Mini Futures	70	Long	Sep 2016	7,545,963	7,593,416	47,453
							$83,368

Asia Pacific Total Return Bond Fund

The fund used futures contracts to manage against anticipated interest rate changes and manage duration of the fund. The fund held futures contracts with total notional values ranging up to $64.0 million, as measured at each quarter end.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS*	NOTIONAL VALUE*	UNREALIZED APPRECIATION (DEPRECIATION)
Asia Pacific Total Return Bond Fund	5-Year U.S. Treasury Note Futures	220	Short	Jan 2017	($26,674,558)	($26,675,000)	($442)
	10-Year U.S. Treasury Note Futures	200	Short	Dec 2016	($26,196,453)	($26,184,375)	$12,078
							$11,636

Global Bond Fund

The fund used futures contracts to gain exposure to foreign bond markets, gain exposure to treasuries markets, maintain diversity of the fund, manage against anticipated interest rate changes, and manage duration of the fund. The fund held futures contracts with total notional values ranging from approximately $358.2 million to $509.5 million, as measured at each quarter end.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS*	NOTIONAL VALUE*	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Fund	5-Year U.S. Treasury Note Futures	1,120	Long	Dec 2016	$136,066,171	$135,800,000	($266,171)
	10-Year Australian Treasury Bond Futures	43	Long	Sep 2016	$4,440,577	$4,456,269	$15,692
	10-Year Japan Government Bond Future	10	Long	Sep 2016	14,748,017	14,633,934	(114,083)
	10-Year U.S. Treasury Note Futures	1,081	Long	Dec 2016	141,881,435	141,526,547	(354,888)
	Euro-BTP Italian Government Bond Futures	75	Long	Sep 2016	11,879,314	12,172,350	293,036
	Euro-Buxl Futures	4	Long	Sep 2016	792,642	861,038	68,396
	Euro-OAT Futures	174	Long	Sep 2016	30,373,068	31,304,508	931,440
	German Euro BOBL Futures	161	Long	Sep 2016	23,738,044	23,991,092	253,048
	U.K. Long Gilt Bond Futures	55	Long	Dec 2016	9,481,885	9,499,519	17,634
	Ultra U.S. Treasury Bond Futures	116	Long	Dec 2016	21,765,558	21,746,375	(19,183)
	10-Year Canada Government Bond Futures	23	Short	Dec 2016	(2,571,371)	(2,574,127)	(2,756)
	Euro SCHATZ Futures	262	Short	Sep 2016	(32,670,852)	(32,734,694)	(63,842)
	Euro-BONO Futures	12	Short	Sep 2016	(1,868,188)	(1,943,159)	(74,971)
	Eurodollar Futures	277	Short	Dec 2017	(68,357,682)	(68,474,400)	(116,718)
	German Euro BUND Futures	5	Short	Sep 2016	(928,612)	(933,520)	(4,908)
	U.S. Treasury Long Bond Futures	40	Short	Dec 2016	(6,831,828)	(6,815,000)	16,826
							$578,552

High Yield Fund

The fund used futures contracts to manage against anticipated interest rate changes. The fund held futures contracts with total notional values ranging from approximately $18.2 million to $120.2 million, as measured at each quarter end.

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS*	NOTIONAL VALUE*	UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Fund	2-Year U.S. Treasury Note Futures	296	Long	Dec 2016	$64,600,762	$64,620,500	$19,738
	5-Year U.S. Treasury Note Futures	458	Long	Dec 2016	55,648,779	55,532,500	(116,279)
							($96,541)

Investment Quality Bond Fund

The fund used futures contracts to gain exposure to foreign bond markets, gain exposure to treasuries market, manage against anticipated interest rate changes, and manage duration. The fund held futures contracts with total notional values ranging from approximately $88.3 million to $278.4 million, as measured at each quarter end.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS*	NOTIONAL VALUE*	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Fund	5-Year U.S. Treasury Note Futures	743	Long	Dec 2016	$90,270,210	$90,088,750	($181,460)
	Eurodollar Futures	119	Long	Dec 2017	29,423,681	29,416,800	(6,881)
	U.S. Treasury Long Bond Futures	100	Long	Dec 2016	17,079,184	17,037,500	(41,684)
	2-Year U.S. Treasury Note Futures	153	Short	Dec 2016	(33,415,743)	(33,401,812)	13,931
	10-Year U.S. Treasury Note Futures	540	Short	Dec 2016	(70,878,118)	(70,697,812)	180,306
	10-Year Ultra U.S. Futures	54	Short	Dec 2016	(7,800,202)	(7,796,250)	3,952
	Eurodollar Futures	119	Short	Sep 2018	(29,394,883)	(29,391,512)	3,371
	Ultra U.S. Treasury Bond Futures	3	Short	Dec 2016	(560,280)	(562,406)	(2,126)
							($30,591)

Real Return Bond Fund

The fund used futures contracts to gain exposure to foreign bond markets, gain exposure to treasuries market, maintain diversity of the fund, manage against anticipated interest rate changes, and manage duration of the fund. The fund held futures contracts with total notional values ranging from approximately $113.1 million to $349.5 million, as measured at each quarter end.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS*	NOTIONAL VALUE*	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Fund	5-Year U.S. Treasury Note Futures	68	Long	Dec 2016	$8,261,160	$8,245,000	($16,160)
	10-Year U.S. Treasury Note Futures	150	Long	Dec 2016	19,613,976	19,638,281	24,305
	Eurodollar Futures	488	Long	Dec 2016	121,039,864	120,841,000	(198,864)
	U.S. Treasury Long Bond Futures	14	Long	Dec 2016	2,392,816	2,385,250	(7,566)
	10-Year Japan Government Bond Future	4	Short	Sep 2016	(5,923,632)	(5,853,574)	70,058
	Euro-BTP Italian Government Bond Futures	28	Short	Sep 2016	(4,448,166)	(4,544,344)	(96,178)
	Eurodollar Futures	651	Short	Dec 2017	(161,300,707)	(160,927,200)	373,507
	Euro-OAT Futures	16	Short	Sep 2016	(2,817,991)	(2,878,575)	(60,584)
	German Euro BOBL Futures	58	Short	Sep 2016	(8,557,941)	(8,642,754)	(84,813)
	German Euro BUND Futures	37	Short	Sep 2016	(6,799,282)	(6,908,050)	(108,768)
	U.K. Long Gilt Bond Futures	50	Short	Dec 2016	(8,620,448)	(8,635,927)	(15,479)
							($120,542)

Strategic Equity Allocation Fund

The fund used futures contracts to manage against anticipated currency exchange rates, maintain diversity of the fund, gain exposure to foreign currency, and as a substitute for securities purchased. The fund held futures contracts with total notional values ranging from approximately $266.7 million to $363.6 million, as measured at each quarter end.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS*	NOTIONAL VALUE*	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Equity Allocation Fund	10-Year Government of Canada Bond Futures	115	Long	Sep 2016	$8,924,794	$8,767,600	($157,194)
	Mini MSCI EAFE Index Futures	1,068	Long	Sep 2016	86,274,308	90,117,840	3,843,532
	Mini MSCI Emerging Markets Index Futures	461	Long	Sep 2016	19,125,112	20,466,095	1,340,983
	Russell 2000 Mini Index Futures	76	Long	Sep 2016	8,875,619	9,414,880	539,261
	S&P 500 Index Futures	246	Long	Sep 2016	133,643,445	133,424,250	(219,195)
	S&P Mid 400 Index E-Mini Futures	126	Long	Sep 2016	18,960,698	19,703,880	743,182
	S&P/TSX 60 Index Futures	67	Long	Sep 2016	8,441,859	8,686,275	244,416
							$6,334,985

Total Return Fund

The fund used futures contracts to gain exposure to foreign bond markets, gain exposure to treasuries market, maintain diversity of the fund, manage against anticipated interest rate changes, and manage duration of the fund. The fund held futures contracts with total notional values ranging from approximately $1.9 billion to $2.5 billion, as measured at each quarter end.

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL BASIS*	NOTIONAL VALUE*	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Fund	5-Year U.S. Treasury Note Futures	3,672	Long	Dec 2016	$446,102,662	$445,230,000	($872,662)
	10-Year U.S. Treasury Note Futures	1,586	Long	Dec 2016	208,023,002	207,642,094	(380,908)
	U.S. Treasury Long Bond Futures	359	Long	Dec 2016	61,358,629	61,164,626	(194,003)
	3-Month Sterling Futures	185	Short	Sep 2017	(29,999,060)	(30,287,626)	(288,566)
	3-Month Sterling Futures	533	Short	Mar 2018	(86,779,918)	(87,261,105)	(481,187)
	3-Month Sterling Futures	209	Short	Jun 2018	(34,014,426)	(34,213,401)	(198,975)
	10-Year Canada Government Bond Futures	157	Short	Dec 2016	(17,552,085)	(17,571,214)	(19,129)
	Eurodollar Futures	263	Short	Mar 2017	(65,168,086)	(65,099,075)	69,011
	Eurodollar Futures	469	Short	Dec 2017	(116,145,791)	(115,936,800)	208,991
	Eurodollar Futures	2,809	Short	Mar 2018	(694,524,970)	(694,209,238)	315,732
	Eurodollar Futures	366	Short	Jun 2018	(90,443,138)	(90,424,875)	18,263
	Eurodollar Futures	1,098	Short	Sep 2018	(270,561,885)	(271,192,275)	(630,390)
	Eurodollar Futures	1,012	Short	Dec 2018	(249,233,212)	(249,850,150)	(616,938)
	U.K. Long Gilt Bond Futures	35	Short	Dec 2016	(6,034,307)	(6,045,149)	(10,842)
							($3,081,603)

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor a fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following tables summarize the contracts held at August 31, 2016, and range of notional contract amounts held by the funds during the year ended August 31, 2016. In addition, the tables detail how the funds used forward foreign currency contracts during the year ended August 31, 2016:

Active Bond Fund

The fund used forward foreign currency contracts to manage duration of the fund. The fund held forward foreign currency contracts with USD notional values ranging up to approximately $157,540, as measured at each quarter end. At August 31, 2016 the fund held no open forward foreign currency contracts.

Alpha Opportunities Fund

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from approximately $177,091 to $75.4 million, as measured at each quarter end.

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Alpha Opportunities Fund
	USD	177,091	CHF	170,000	Bank of America, N.A.	9/21/2016	$4,054	—	$4,054
							$4,054	—	$4,054

Asia Pacific Total Return Bond Fund

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from approximately $47.0 million to $86.3 million, as measured at each quarter end.

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Asia Pacific Total Return Bond Fund
	USD	10,853,669	AUD	14,400,000	RBC Dominion Securities	9/30/2016	$39,134	—	$39,134
	USD	10,368,294	KRW	11,393,200,000	Australia and New Zealand Banking Group	9/13/2016	150,679	—	150,679
	USD	20,445,199	KRW	23,009,640,000	Australia and New Zealand Banking Group	9/30/2016	—	(188,650)	(188,650)
	USD	15,908,044	MYR	63,974,200	RBC Dominion Securities	9/30/2016	158,556	—	158,556

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Asia Pacific Total Return Bond Fund, continued
	USD	9,809,476	NZD	13,600,000	RBC Dominion Securities	9/30/2016	—	($46,869)	($46,869)
	USD	13,189,377	SGD	17,954,568	Australia and New Zealand Banking Group	9/30/2016	$12,222	—	12,222
							$360,591	($235,519)	$125,072

Global Bond Fund

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, manage currency exposure, and to maintain diversity of the fund. The fund held forward foreign currency contracts with USD notional values ranging from approximately $372.6 million to $573.0 million, as measured at each quarter end.

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Bond Fund
	AUD	667,000	USD	507,910	Citibank N.A.	9/2/2016	—	($6,626)	($6,626)
	AUD	11,548,000	USD	8,790,363	JPMorgan Chase Bank N.A.	9/2/2016	—	(111,460)	(111,460)
	AUD	66,298	USD	49,416	Citibank N.A.	9/14/2016	$396	—	396
	AUD	1,068,000	USD	792,333	UBS AG	9/14/2016	10,085	—	10,085
	BRL	17,707,838	USD	5,464,876	Bank of America, N.A.	9/2/2016	18,785	—	18,785
	BRL	26,035,165	USD	7,794,139	Deutsche Bank AG London	9/2/2016	268,280	—	268,280
	BRL	1,987,200	USD	613,277	Goldman Sachs Bank USA	9/2/2016	2,108	—	2,108
	BRL	1,981,804	USD	611,611	Morgan Stanley Bank, N.A.	9/2/2016	2,102	—	2,102
	BRL	15,480,608	USD	4,738,188	Bank of America, N.A.	10/4/2016	11,654	—	11,654
	CAD	17,187,000	USD	13,312,936	Bank of America, N.A.	9/2/2016	—	(207,023)	(207,023)
	CAD	1,200,000	USD	928,663	Standard Chartered Bank	9/2/2016	—	(13,605)	(13,605)
	CAD	2,000,000	USD	1,555,766	Goldman Sachs Bank USA	10/14/2016	—	(30,343)	(30,343)
	CNY	5,134,282	USD	787,225	JPMorgan Chase Bank N.A.	9/9/2016	—	(18,704)	(18,704)
	CNY	2,160,510	USD	329,849	HSBC Bank USA	9/21/2016	—	(6,671)	(6,671)
	CNY	54,427,040	USD	8,347,706	UBS AG	9/21/2016	—	(206,289)	(206,289)
	CNY	2,831,400	USD	429,000	BNP Paribas SA	10/20/2016	—	(5,989)	(5,989)
	CNY	9,077,472	USD	1,385,556	Citibank N.A.	10/20/2016	—	(29,383)	(29,383)
	CNY	766,064	USD	116,000	HSBC Bank USA	10/20/2016	—	(1,550)	(1,550)
	CNY	36,554,046	USD	5,549,002	Standard Chartered Bank London	10/20/2016	—	(87,831)	(87,831)
	CNY	4,106,459	USD	622,379	HSBC Bank USA	1/6/2017	—	(10,422)	(10,422)
	CNY	11,600,100	USD	1,750,298	Bank of America, N.A.	1/13/2017	—	(21,999)	(21,999)
	CNY	11,650,006	USD	1,759,288	HSBC Bank USA	1/13/2017	—	(23,554)	(23,554)
	EUR	1,828,000	USD	2,071,512	BNP Paribas SA	11/14/2016	—	(26,090)	(26,090)
	EUR	527,000	USD	594,110	Goldman Sachs Bank USA	11/14/2016	—	(4,429)	(4,429)
	EUR	58,412,000	USD	64,969,296	JPMorgan Chase Bank N.A.	11/14/2016	390,213	—	390,213
	EUR	2,020,000	USD	2,293,917	Standard Chartered Bank	11/14/2016	—	(33,659)	(33,659)
	GBP	985,000	USD	1,293,331	Goldman Sachs Bank USA	11/14/2016	2,123	—	2,123
	IDR	1,501,672,000	USD	112,687	UBS AG	11/10/2016	—	(642)	(642)
	INR	84,103,320	USD	1,239,000	Goldman Sachs Bank USA	11/10/2016	2,310	—	2,310
	INR	59,961,720	USD	884,000	HSBC Bank USA	11/10/2016	996	—	996
	JPY	306,300,000	USD	3,006,101	HSBC Bank USA	11/14/2016	—	(36,452)	(36,452)
	JPY	7,269,783,949	USD	71,401,096	JPMorgan Chase Bank N.A.	11/14/2016	—	(918,872)	(918,872)
	JPY	682,800,000	USD	6,818,208	Standard Chartered Bank	11/14/2016	—	(198,305)	(198,305)
	KRW	667,590,800	USD	600,676	Standard Chartered Bank London	11/10/2016	—	(2,081)	(2,081)
	MXN	31,205,730	USD	1,718,775	Citibank N.A.	10/20/2016	—	(66,982)	(66,982)
	SEK	15,090,000	USD	1,781,590	Citibank N.A.	11/14/2016	—	(12,534)	(12,534)
	SGD	723,388	USD	536,000	Bank of America, N.A.	9/15/2016	—	(5,066)	(5,066)
	SGD	974,089	USD	727,149	Barclays Bank PLC Wholesale	9/15/2016	—	(12,212)	(12,212)
	SGD	190,464	USD	141,000	Credit Suisse International	9/15/2016	—	(1,208)	(1,208)
	SGD	1,312,364	USD	967,960	HSBC Bank USA	9/15/2016	—	(4,744)	(4,744)
	SGD	2,563,523	USD	1,891,000	Morgan Stanley Bank, N.A.	9/15/2016	—	(9,491)	(9,491)
	SGD	87,220	USD	65,000	Royal Bank of Canada	9/15/2016	—	(985)	(985)
	SGD	221,711	USD	164,978	UBS AG	9/15/2016	—	(2,253)	(2,253)
	SGD	3,397,000	USD	2,531,108	Citibank N.A.	11/10/2016	—	(38,208)	(38,208)
	TWD	9,405,000	USD	300,000	Citibank N.A.	11/10/2016	—	(3,107)	(3,107)

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Bond Fund, continued
	TWD	21,546,000	USD	675,000	Deutsche Bank AG London	11/10/2016	$5,154	—	$5,154
	TWD	39,748,800	USD	1,248,000	JPMorgan Chase Bank	11/10/2016	6,772	—	6,772
	USD	12,268,680	AUD	16,270,639	Standard Chartered Bank	9/2/2016	40,477	—	40,477
	USD	90,696	AUD	122,000	Bank of America, N.A.	9/14/2016	—	($966)	(966)
	USD	222,833	AUD	298,000	Citibank N.A.	9/14/2016	—	(1,063)	(1,063)
	USD	789,295	AUD	1,053,000	Morgan Stanley Bank, N.A.	9/14/2016	—	(1,853)	(1,853)
	USD	90,448	AUD	121,000	UBS AG	9/14/2016	—	(463)	(463)
	USD	5,461,132	BRL	17,707,838	Bank of America, N.A.	9/2/2016	—	(22,529)	(22,529)
	USD	8,019,705	BRL	26,035,166	Deutsche Bank AG London	9/2/2016	—	(42,715)	(42,715)
	USD	621,000	BRL	1,987,200	Goldman Sachs Bank USA	9/2/2016	5,615	—	5,615
	USD	617,000	BRL	1,981,804	Morgan Stanley Bank, N.A.	9/2/2016	3,286	—	3,286
	USD	164,075	CAD	214,000	Citibank N.A.	9/2/2016	890	—	890
	USD	12,606,917	CAD	16,552,000	Royal Bank of Canada	9/2/2016	—	(14,777)	(14,777)
	USD	1,239,766	CAD	1,621,000	Standard Chartered Bank	9/2/2016	3,676	—	3,676
	USD	13,314,122	CAD	17,187,000	Bank of America, N.A.	10/4/2016	206,020	—	206,020
	USD	168,930	CHF	164,000	Citibank N.A.	11/14/2016	1,477	—	1,477
	USD	386,000	CNY	2,567,286	Barclays Capital	9/9/2016	1,718	—	1,718
	USD	193,000	CNY	1,283,740	Citibank N.A.	9/9/2016	844	—	844
	USD	193,000	CNY	1,283,257	HSBC Bank USA	9/9/2016	917	—	917
	USD	490,741	CNY	3,243,800	Bank of America, N.A.	9/21/2016	5,521	—	5,521
	USD	2,451,300	CNY	16,201,869	BNP Paribas SA	9/21/2016	27,759	—	27,759
	USD	4,581,610	CNY	30,284,441	JPMorgan Chase Bank N.A.	9/21/2016	51,541	—	51,541
	USD	1,037,434	CNY	6,857,440	UBS AG	9/21/2016	11,671	—	11,671
	USD	545,000	CNY	3,593,458	BNP Paribas SA	10/20/2016	8,138	—	8,138
	USD	1,388,836	CNY	9,081,600	Citibank N.A.	10/20/2016	32,046	—	32,046
	USD	5,552,433	CNY	36,546,115	Standard Chartered Bank London	10/20/2016	92,447	—	92,447
	USD	5,594,051	CNY	37,299,452	HSBC Bank USA	10/24/2016	22,145	—	22,145
	USD	597,347	CNY	4,106,459	Standard Chartered Bank London	1/6/2017	—	(14,611)	(14,611)
	USD	650,000	CNY	4,487,275	Bank of America, N.A.	1/13/2017	—	(18,559)	(18,559)
	USD	2,711,000	CNY	18,762,831	BNP Paribas SA	1/13/2017	—	(84,474)	(84,474)
	USD	1,309,935	DKK	8,715,000	Bank of America, N.A.	10/3/2016	1,895	—	1,895
	USD	1,378,813	DKK	9,205,000	Goldman Sachs Bank USA	10/3/2016	—	(2,772)	(2,772)
	USD	9,492,888	DKK	63,060,000	HSBC Bank USA	10/3/2016	28,171	—	28,171
	USD	5,720,185	DKK	37,779,680	JPMorgan Chase Bank N.A.	10/3/2016	49,808	—	49,808
	USD	1,310,261	DKK	8,710,000	HSBC Bank USA	4/3/2017	—	(8,641)	(8,641)
	USD	1,533,950	DKK	10,100,000	Morgan Stanley Bank, N.A.	4/3/2017	4,570	—	4,570
	USD	2,779,052	DKK	18,290,000	UBS AG	4/3/2017	9,512	—	9,512
	USD	3,806,105	DKK	25,185,000	Bank of America, N.A.	7/3/2017	—	(25,729)	(25,729)
	USD	1,301,247	DKK	8,460,000	BNP Paribas SA	7/3/2017	14,079	—	14,079
	USD	5,194,083	DKK	34,095,000	JPMorgan Chase Bank N.A.	7/3/2017	6,612	—	6,612
	USD	3,672,166	DKK	24,140,000	Morgan Stanley Bank, N.A.	7/3/2017	—	(675)	(675)
	USD	2,506,275	GBP	1,916,000	Citibank N.A.	11/14/2016	—	(13,612)	(13,612)
	USD	2,746,201	GBP	2,113,000	Goldman Sachs Bank USA	11/14/2016	—	(32,776)	(32,776)
	USD	24,278,665	GBP	18,703,000	JPMorgan Chase Bank N.A.	11/14/2016	—	(319,170)	(319,170)
	USD	21,754,403	JPY	2,310,000,000	JPMorgan Chase Bank N.A.	9/12/2016	—	(579,383)	(579,383)
	USD	20,456,802	JPY	2,060,000,000	Citibank N.A.	10/11/2016	512,169	—	512,169
	USD	9,705,043	JPY	1,020,000,000	Credit Suisse International	10/17/2016	—	(172,802)	(172,802)
	USD	9,568,772	JPY	1,020,000,000	JPMorgan Chase Bank N.A.	10/24/2016	—	(311,812)	(311,812)
	USD	9,783,015	JPY	1,020,000,000	JPMorgan Chase Bank N.A.	10/31/2016	—	(100,311)	(100,311)
	USD	2,926,469	JPY	298,400,000	Credit Suisse International	11/14/2016	33,412	—	33,412
	USD	5,762,343	JPY	575,000,000	HSBC Bank USA	11/21/2016	185,932	—	185,932
	USD	1,755,121	JPY	175,000,000	JPMorgan Chase Bank N.A.	11/21/2016	57,952	—	57,952
	USD	2,498,276	JPY	250,000,000	Goldman Sachs Bank USA	11/28/2016	73,030	—	73,030
	USD	2,574,385	JPY	260,000,000	HSBC Bank USA	2/10/2017	42,677	—	42,677
	USD	1,139,101	KRW	1,267,079,138	UBS AG	11/10/2016	2,976	—	2,976
	USD	1,178,481	NZD	1,641,000	UBS AG	9/2/2016	—	(12,229)	(12,229)
	USD	915,123	SEK	7,735,000	Goldman Sachs Bank USA	11/14/2016	8,321	—	8,321
	USD	296,000	SGD	398,872	Bank of America, N.A.	9/15/2016	3,245	—	3,245
	USD	558,000	SGD	749,420	JPMorgan Chase Bank N.A.	9/15/2016	7,960	—	7,960
	USD	1,978,000	SGD	2,663,913	Morgan Stanley Bank, N.A.	9/15/2016	22,809	—	22,809
	USD	185,000	SGD	249,691	Royal Bank of Canada	9/15/2016	1,738	—	1,738
	USD	156,000	SGD	210,912	UBS AG	9/15/2016	1,200	—	1,200

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Bond Fund, continued
	USD	727,000	SGD	974,089	Barclays Bank PLC Wholesale	11/10/2016	$12,161	—	$12,161
	USD	9,061,885	SGD	12,154,072	HSBC Bank USA	11/10/2016	142,578	—	142,578
	USD	81,972	SGD	109,810	UBS AG	11/10/2016	1,388	—	1,388
	USD	4,619,579	TWD	147,133,595	UBS AG	11/10/2016	—	($25,062)	(25,062)
							$2,461,361	($3,965,753)	($1,504,392)

High Yield Fund

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from approximately $9.0 million to $20.6 million, as measured at each quarter end.

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
High Yield Fund
	EUR	2,251,914	USD	2,531,128	Citibank N.A.	11/10/2016	—	($11,808)	($11,808)
	EUR	2,141,152	USD	2,399,911	UBS AG London	11/10/2016	—	(4,504)	(4,504)
	USD	4,102,730	GBP	3,079,388	UBS AG London	11/10/2016	$53,077	—	53,077
							$53,077	($16,312)	$36,765

Investment Quality Bond Fund

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and manage currency exposure. The fund held forward foreign currency contracts with USD notional values ranging from approximately $25.5 million to $55.4 million, as measured at each quarter end.

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Investment Quality Bond Fund
	EUR	360,000	USD	407,585	Bank of America, N.A.	9/21/2016	—	($5,702)	($5,702)
	EUR	260,000	USD	297,860	Bank of America, N.A.	3/15/2017	—	(5,246)	(5,246)
	EUR	255,000	USD	283,050	Citibank N.A.	3/15/2017	$3,938	—	3,938
	EUR	165,000	USD	189,192	UBS AG	3/15/2017	—	(3,494)	(3,494)
	IDR	14,960,000,000	USD	1,104,467	Goldman Sachs International	9/21/2016	20,197	—	20,197
	THB	23,520,000	USD	667,045	Barclays Bank PLC Wholesale	9/21/2016	12,176	—	12,176
	USD	2,147,182	BRL	7,128,000	Morgan Stanley and Company International PLC	12/2/2016	—	(1,262)	(1,262)
	USD	285,507	COP	844,300,000	State Street Bank and Trust Company	9/21/2016	2,501	—	2,501
	USD	303,966	COP	896,700,000	State Street Bank and Trust Company	12/21/2016	8,194	—	8,194
	USD	409,019	EUR	360,000	UBS AG	9/21/2016	7,136	—	7,136
	USD	3,995,734	EUR	3,542,000	Citibank N.A.	9/30/2016	40,010	—	40,010
	USD	731,048	EUR	680,000	Bank of America, N.A.	3/15/2017	—	(34,252)	(34,252)
	USD	1,747,738	GBP	1,319,000	Citibank N.A.	9/30/2016	14,494	—	14,494
	USD	755,028	IDR	9,930,089,000	Barclays Bank PLC Wholesale	9/21/2016	8,502	—	8,502
	USD	273,993	IDR	3,740,000,000	Deutsche Bank AG London	9/21/2016	—	(7,173)	(7,173)
	USD	901,621	IDR	12,094,002,000	HSBC Bank USA	9/21/2016	—	(7,583)	(7,583)
	USD	274,395	IDR	3,740,000,000	Standard Chartered Bank	9/21/2016	—	(6,771)	(6,771)
	USD	3,960,396	JPY	410,000,000	Citibank N.A.	1/11/2017	—	(25,801)	(25,801)
	USD	1,626,534	RON	6,515,000	Citibank N.A.	6/26/2017	—	(15,062)	(15,062)
	USD	304,653	RON	1,195,000	BNP Paribas SA	8/28/2017	3,216	—	3,216
	USD	504,084	RON	1,975,000	JPMorgan Chase Bank	8/28/2017	5,893	—	5,893
	USD	670,453	THB	23,610,000	Bank of America, N.A.	9/21/2016	—	(11,367)	(11,367)
	USD	986,587	THB	34,866,000	Citibank N.A.	9/21/2016	—	(20,288)	(20,288)
	USD	392,843	TRY	1,175,000	JPMorgan Chase Bank	9/21/2016	—	(2,767)	(2,767)
	USD	331,162	UYU	10,473,000	HSBC Bank USA	9/28/2016	—	(33,116)	(33,116)
	USD	676,396	ZAR	9,830,000	JPMorgan Chase Bank N.A.	9/21/2016	10,266	—	10,266
	USD	578,912	ZAR	8,370,000	Goldman Sachs International	12/21/2016	21,727	—	21,727
	ZAR	4,424,000	USD	321,858	Goldman Sachs International	9/21/2016	—	(22,065)	(22,065)
	ZAR	5,406,000	USD	393,321	JPMorgan Chase Bank N.A.	9/21/2016	—	(26,983)	(26,983)
							$158,250	($228,932)	($70,682)

DERIVATIVE INSTRUMENTS, CONTINUED

Real Return Bond Fund

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, manage currency exposure, and to maintain diversity of the fund. The fund held forward foreign currency contracts with USD notional values ranging from approximately $158.3 million to $342.2 million, as measured at each quarter end.

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Real Return Bond Fund
	EUR	534,000	USD	595,043	Goldman Sachs Bank USA	9/2/2016	$607	—	$607
	EUR	477,000	USD	531,709	JPMorgan Chase Bank N.A.	9/2/2016	361	—	361
	EUR	22,496,000	USD	25,409,232	Morgan Stanley Bank, N.A.	9/2/2016	—	($316,064)	(316,064)
	EUR	463,000	USD	518,889	JPMorgan Chase Bank N.A.	10/4/2016	—	(1,715)	(1,715)
	GBP	9,003,000	USD	11,901,966	Bank of America, N.A.	9/2/2016	—	(79,682)	(79,682)
	INR	335,424,680	USD	4,954,391	UBS AG	11/10/2016	—	(3,741)	(3,741)
	JPY	2,508,031,585	USD	24,967,960	Bank of America, N.A.	9/2/2016	—	(727,574)	(727,574)
	MXN	89,826,607	USD	4,947,543	Citibank N.A.	10/20/2016	—	(192,809)	(192,809)
	USD	1,471,077	AUD	1,909,000	JPMorgan Chase Bank N.A.	9/2/2016	36,368	—	36,368
	USD	5,113,656	CNY	34,096,321	HSBC Bank USA	10/24/2016	20,243	—	20,243
	USD	1,726,496	CNY	11,285,240	JPMorgan Chase Bank	10/24/2016	40,672	—	40,672
	USD	27,000	CNY	186,368	Bank of America, N.A.	1/6/2017	—	(773)	(773)
	USD	1,654,000	CNY	11,448,988	Deutsche Bank AG London	1/6/2017	—	(52,164)	(52,164)
	USD	1,361,026	CNY	9,356,375	Standard Chartered Bank London	1/6/2017	—	(33,290)	(33,290)
	USD	2,116,883	DKK	14,085,000	JPMorgan Chase Bank N.A.	10/3/2016	2,855	—	2,855
	USD	1,175,708	DKK	7,676,000	HSBC Bank USA	1/3/2017	18,723	—	18,723
	USD	495,095	DKK	3,270,100	Bank of America, N.A.	4/3/2017	—	(76)	(76)
	USD	25,889,905	EUR	23,507,000	Bank of America, N.A.	9/2/2016	—	(330,984)	(330,984)
	USD	25,444,551	EUR	22,496,000	Morgan Stanley Bank, N.A.	10/4/2016	316,365	—	316,365
	USD	5,073,355	GBP	3,902,000	Citibank N.A.	9/2/2016	—	(50,553)	(50,553)
	USD	2,925,459	GBP	2,219,000	Goldman Sachs Bank USA	9/2/2016	11,581	—	11,581
	USD	3,749,051	GBP	2,882,000	JPMorgan Chase Bank N.A.	9/2/2016	—	(35,445)	(35,445)
	USD	11,911,419	GBP	9,003,000	Bank of America, N.A.	10/4/2016	79,737	—	79,737
	USD	23,806,660	JPY	2,508,031,585	Citibank N.A.	9/2/2016	—	(433,727)	(433,727)
	USD	25,003,306	JPY	2,508,031,585	Bank of America, N.A.	10/4/2016	727,622	—	727,622
	USD	6,220,096	JPY	650,000,000	Bank of America, N.A.	10/11/2016	—	(73,114)	(73,114)
	USD	10,043,443	JPY	1,060,000,000	Bank of America, N.A.	10/17/2016	—	(221,769)	(221,769)
	USD	3,725,462	JPY	390,000,000	BNP Paribas SA	10/31/2016	—	(53,456)	(53,456)
	USD	5,348,353	JPY	560,000,000	Citibank N.A.	10/31/2016	—	(77,787)	(77,787)
	USD	3,299,749	NZD	4,561,000	JPMorgan Chase Bank N.A.	9/2/2016	—	(9,712)	(9,712)
	USD	4,230,306	TWD	134,735,250	UBS AG	11/10/2016	—	(22,957)	(22,957)
							$1,255,134	($2,717,392)	($1,462,258)

Strategic Equity Allocation Fund

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, manage currency exposure, and maintain diversity of the fund. The fund held forward foreign currency contracts with USD notional values ranging up to approximately $73.0 million, as measured at each quarter end. At August 31, 2016 the fund held no open forward foreign currency contracts.

Total Return Fund

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, manage currency exposure, and to maintain diversity of the fund. The fund held forward foreign currency contracts with USD notional values ranging from approximately $559.5 million to $1.7 billion, as measured at each quarter end.

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Total Return Fund
	AUD	2,474,000	USD	1,898,470	Citibank N.A.	11/14/2016	—	($42,445)	($42,445)
	BRL	296,710	USD	86,190	JPMorgan Chase Bank	1/3/2018	—	(5,033)	(5,033)
	CAD	32,424,120	USD	25,115,507	Bank of America, N.A.	9/2/2016	—	(390,560)	(390,560)
	CNY	23,034,503	USD	3,531,545	JPMorgan Chase Bank	9/14/2016	—	(84,605)	(84,605)
	CNY	35,562,381	USD	5,223,616	Standard Chartered Bank London	9/14/2016	$98,026	—	98,026

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Total Return Fund, continued
	CNY	15,413,332	USD	2,266,000	Deutsche Bank AG London	9/26/2016	$38,945	—	$38,945
	CNY	16,128,240	USD	2,360,000	UBS AG	9/26/2016	51,854	—	51,854
	CNY	45,894,195	USD	6,751,059	JPMorgan Chase Bank N.A.	9/30/2016	110,534	—	110,534
	CNY	9,483,864	USD	1,395,712	BNP Paribas SA	10/11/2016	21,536	—	21,536
	CNY	114,257,955	USD	16,739,822	Goldman Sachs Bank USA	10/11/2016	334,643	—	334,643
	CNY	10,799,397	USD	1,616,071	Standard Chartered Bank London	10/11/2016	—	($2,233)	(2,233)
	CNY	23,502,076	USD	3,528,840	Deutsche Bank AG London	10/24/2016	—	(18,028)	(18,028)
	CNY	464,803	USD	68,073	BNP Paribas SA	12/5/2016	1,264	—	1,264
	CNY	36,466,000	USD	5,355,323	Deutsche Bank AG London	12/5/2016	84,490	—	84,490
	CNY	31,554,730	USD	4,617,315	BNP Paribas SA	12/7/2016	89,560	—	89,560
	EUR	1,093,000	USD	1,213,179	Citibank N.A.	9/2/2016	6,008	—	6,008
	EUR	1,022,000	USD	1,136,652	JPMorgan Chase Bank N.A.	9/2/2016	3,338	—	3,338
	EUR	35,879,000	USD	40,525,330	Morgan Stanley Bank, N.A.	9/2/2016	—	(504,092)	(504,092)
	EUR	950,000	USD	1,064,675	JPMorgan Chase Bank N.A.	10/4/2016	—	(3,519)	(3,519)
	GBP	7,350,000	USD	9,716,700	Bank of America, N.A.	9/2/2016	—	(65,052)	(65,052)
	GBP	2,853,000	USD	3,707,917	Goldman Sachs Bank USA	9/2/2016	38,499	—	38,499
	GBP	21,779,000	USD	28,454,120	JPMorgan Chase Bank N.A.	9/2/2016	144,959	—	144,959
	GBP	4,362,000	USD	5,697,404	UBS AG	9/2/2016	30,553	—	30,553
	JPY	1,169,760,172	USD	11,488,946	JPMorgan Chase Bank N.A.	11/14/2016	—	(147,853)	(147,853)
	KRW	250,168,531	USD	226,499	JPMorgan Chase Bank	9/19/2016	—	(2,151)	(2,151)
	MXN	54,606,000	USD	2,967,486	JPMorgan Chase Bank N.A.	10/20/2016	—	(77,061)	(77,061)
	SGD	1,858,042	USD	1,363,000	Deutsche Bank AG London	11/10/2016	530	—	530
	USD	4,472,930	AUD	5,811,000	Goldman Sachs Bank USA	11/14/2016	113,445	—	113,445
	USD	86,783	BRL	296,710	BNP Paribas SA	1/3/2018	5,625	—	5,625
	USD	292,882	CAD	382,000	Citibank N.A.	9/2/2016	1,589	—	1,589
	USD	19,503,925	CAD	25,214,000	JPMorgan Chase Bank N.A.	9/2/2016	277,041	—	277,041
	USD	4,758,913	CAD	6,248,120	Royal Bank of Canada	9/2/2016	—	(5,578)	(5,578)
	USD	2,432,867	CAD	3,191,000	UBS AG	9/2/2016	—	(423)	(423)
	USD	25,117,745	CAD	32,424,120	Bank of America, N.A.	10/4/2016	388,666	—	388,666
	USD	5,054,316	CNY	33,531,936	BNP Paribas SA	9/14/2016	36,514	—	36,514
	USD	3,811,000	CNY	25,064,947	UBS AG	9/14/2016	60,219	—	60,219
	USD	4,650,092	CNY	31,541,572	Goldman Sachs Bank USA	9/26/2016	—	(66,708)	(66,708)
	USD	6,995,000	CNY	45,894,195	JPMorgan Chase Bank N.A.	9/30/2016	133,407	—	133,407
	USD	4,711,557	CNY	32,019,533	BNP Paribas SA	10/11/2016	—	(73,374)	(73,374)
	USD	6,157,000	CNY	40,409,199	HSBC Bank USA	10/11/2016	118,336	—	118,336
	USD	13,065,905	CNY	86,027,894	JPMorgan Chase Bank N.A.	10/11/2016	210,081	—	210,081
	USD	5,551,000	CNY	36,930,803	Morgan Stanley Bank, N.A.	12/5/2016	41,851	—	41,851
	USD	4,749,000	CNY	31,554,730	HSBC Bank USA	12/7/2016	42,125	—	42,125
	USD	9,908,190	DKK	65,645,000	JPMorgan Chase Bank N.A.	10/3/2016	55,489	—	55,489
	USD	15,750,068	DKK	103,626,000	UBS AG	4/3/2017	58,629	—	58,629
	USD	42,161,296	EUR	37,994,000	Societe Generale	9/2/2016	—	(219,119)	(219,119)
	USD	40,581,661	EUR	35,879,000	Morgan Stanley Bank, N.A.	10/4/2016	504,573	—	504,573
	USD	47,708,951	GBP	36,344,000	Standard Chartered Bank	9/2/2016	—	(16,150)	(16,150)
	USD	9,724,418	GBP	7,350,000	Bank of America, N.A.	10/4/2016	65,096	—	65,096
	USD	4,294,627	JPY	440,000,000	Bank of America, N.A.	10/31/2016	31,232	—	31,232
	USD	11,546,357	JPY	1,175,000,000	JPMorgan Chase Bank N.A.	11/14/2016	154,462	—	154,462
	USD	20,120,724	JPY	2,010,000,000	UBS AG	11/21/2016	627,532	—	627,532
	USD	30,124,001	JPY	3,040,000,000	Citibank N.A.	11/28/2016	633,010	—	633,010
	USD	11,389,749	JPY	1,140,000,000	JPMorgan Chase Bank N.A.	11/28/2016	330,628	—	330,628
	USD	33,971,803	JPY	3,400,000,000	UBS AG	11/28/2016	988,458	—	988,458
	USD	229,000	KRW	250,168,531	Nomura Global Financial Products, Inc.	9/19/2016	4,652	—	4,652
	USD	760,000	KRW	835,392,000	Bank of America, N.A.	11/10/2016	10,946	—	10,946
	USD	1,674,000	KRW	1,843,353,558	Credit Suisse International	11/10/2016	21,158	—	21,158
	USD	434,000	KRW	475,664,000	Deutsche Bank AG London	11/10/2016	7,496	—	7,496
	USD	1,817,000	KRW	2,041,696,500	Goldman Sachs Bank USA	11/10/2016	—	(13,686)	(13,686)
	USD	3,012,000	KRW	3,307,213,200	HSBC Bank USA	11/10/2016	46,590	—	46,590
	USD	11,151,479	KRW	12,427,682,951	JPMorgan Chase Bank N.A.	11/10/2016	8,207	—	8,207
	USD	31,736,251	KRW	35,309,752,638	Societe Generale	11/10/2016	75,789	—	75,789
	USD	1,699,000	KRW	1,871,448,500	UBS AG	11/10/2016	20,967	—	20,967
	USD	4,932,235	MXN	89,548,681	Citibank N.A.	10/20/2016	192,212	—	192,212
	USD	106,000	MYR	429,141	Bank of America, N.A.	11/15/2016	589	—	589
	USD	2,697,000	MYR	10,914,759	Deutsche Bank AG London	11/15/2016	15,980	—	15,980

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	CONTRACT TO BUY		CONTRACT TO SELL		COUNTERPARTY	CONTRACTUAL SETTLEMENT DATE	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Total Return Fund, continued
	USD	2,489,840	MYR	10,140,373	Standard Chartered Bank London	11/15/2016	—	($965)	($965)
	USD	5,208,000	SGD	7,041,216	Credit Suisse International	11/10/2016	$40,780	—	40,780
	USD	24,996,684	SGD	33,547,424	HSBC Bank USA	11/10/2016	377,793	—	377,793
	USD	2,506,092	SGD	3,394,000	Societe Generale	11/10/2016	15,393	—	15,393
	USD	210,320	THB	7,317,037	Standard Chartered Bank London	11/10/2016	—	(847)	(847)
	USD	1,503,000	TWD	47,690,190	Bank of America, N.A.	11/10/2016	—	(2,462)	(2,462)
	USD	5,255,991	TWD	168,281,060	Barclays Capital	11/10/2016	—	(56,230)	(56,230)
	USD	6,498,000	TWD	206,310,795	JPMorgan Chase Bank N.A.	11/10/2016	—	(14,726)	(14,726)
							$6,771,299	($1,812,900)	$4,958,399

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a fund purchases an option, the premium paid by the fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

The following table summarizes the range of market value for purchased options held by the funds during the year ended August 31, 2016, as measured each quarter end. In addition, the table details how the funds used purchased options during the year ended August 31, 2016:

Fund	Market Value Range	Reason for purchasing options
Global Bond Fund	$71.6 thousand to $431.7 thousand	To manage duration of the fund, manage against anticipated interest rate changes and currency exchange rates, to maintain diversity of the fund and gain exposure to foreign currency.

Investment Quality Bond Fund	Up to $242.4 thousand	To manage against currency exchange rates and gain exposure to foreign currency.

Real Return Bond Fund	$559.3 thousand to $3.1 million	To manage duration of the fund, manage against anticipated interest rate changes and to maintain diversity of the fund.

Total Return Fund	$948.6 thousand to $3.4 million	To maintain diversity of the fund.

The following tables summarize the funds’ written options activities during the year ended August 31, 2016. In addition, the tables detail how the funds used written option contracts held during the year ended August 31, 2016:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Capital Appreciation Value Fund
Outstanding, beginning of period	10,405	$2,331,987
Options written	46,951	11,601,498
Option closed	(6,446)	(2,344,737)
Options exercised	(2,839)	(725,550)
Options expired	(5,767)	(1,178,058)
Outstanding, end of period	42,304	9,685,140

FUND	AUD NOTIONAL AMOUNT	CHF NOTIONAL AMOUNT	EUR NOTIONAL AMOUNT	GBP NOTIONAL AMOUNT	JPY NOTIONAL AMOUNT	NZD NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUMS RECEIVED
Global Bond Fund
Outstanding, beginning of period	—	—	29,300,000	—	—	—	50,250,000	$975,470
Options written	16,540,000	9,983,000	154,920,674	47,692,000	810,000,000	6,200,000	138,443,062	2,760,887
Options closed	(2,870,000)	(4,900,000)	(64,400,000)	(1,000,000)	—	(6,200,000)	(22,588,000)	(798,090)

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	AUD NOTIONAL AMOUNT	CHF NOTIONAL AMOUNT	EUR NOTIONAL AMOUNT	GBP NOTIONAL AMOUNT	JPY NOTIONAL AMOUNT	NZD NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUMS RECEIVED
Global Bond Fund, continued
Options exercised	—	(5,083,000)	(4,700,032)	(10,250,000)	—	—	(22,900,000)	(315,786)
Options expired	(13,670,000)	—	(95,720,642)	(25,442,000)	—	—	(84,105,062)	(1,760,641)
Outstanding, end of period	—	—	19,400,000	11,000,000	810,000,000	—	59,100,000	$861,840

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Health Sciences Fund
Outstanding, beginning of period	157	$117,528
Options written	474	286,808
Option closed	(136)	(55,910)
Options exercised	(147)	(83,568)
Options expired	(231)	(183,399)
Outstanding, end of period	117	$81,459

FUND	AUD NOTIONAL AMOUNT	EUR NOTIONAL AMOUNT	GBP NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUMS RECEIVED
Real Return Bond Fund
Outstanding, beginning of period	—	21,240,000	2,200,000	175,582,000	$1,593,972
Options written	2,300,000	105,142,172	5,301,223	672,890,979	4,661,167
Options closed	(2,300,000)	(36,000,000)	—	(199,080,396)	(1,440,739)
Options exercised	—	(26,530,000)	—	(168,292,400)	(824,028)
Options expired	—	(48,280,172)	(7,500,350)	(124,580,081)	(893,462)
Outstanding, end of period	—	15,572,000	873	356,520,102	$3,096,910

FUND	AUD NOTIONAL AMOUNT	EUR NOTIONAL AMOUNT	GBP NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUMS RECEIVED
Total Return Fund
Outstanding, beginning of period	27,600,000	28,300,000	—	1,004,800,131	$6,347,644
Options written	183,800,000	333,100,000	30,500,000	1,078,808,045	13,636,410
Option closed	(13,400,000)	(82,800,000)	(13,100,000)	(263,200,128)	(1,760,217)
Options exercised	(54,400,000)	(26,800,000)	—	(173,202,640)	(2,537,795)
Options expired	(105,900,000)	(247,900,000)	(17,400,000)	(1,322,605,408)	(12,151,714)
Outstanding, end of period	37,700,000	3,900,000	—	324,600,000	$3,534,328

Options on securities

Health Sciences Fund

The fund used written options to manage against anticipated changes in securities markets, as a substitute for securities purchased and to maintain diversity of the fund.

FUND	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Fund	CALLS
	Allergan PLC	$270	Jan 2017	17	$25,452	($7,480)
	Spark Therapeutics, Inc.	50	Sept 2016	25	13,522	(16,625)
	Spark Therapeutics, Inc.	60	Dec 2016	8	4,776	(4,400)
	Neurocrine Biosciences, Inc.	55	Nov 2016	62	35,194	(10,075)
	Spark Therapeutics, Inc.	60	Sept 2016	5	2,515	(512)
					$81,459	($39,092)

OTC Options on Securities

Capital Appreciation Value Fund

The fund used written options to manage against anticipated changes in securities markets.

FUND	NAME OF ISSUER	COUNTERPARTY	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Capital Appreciation Value Fund	CALLS
	Allergan PLC	Citigroup Global Markets, Inc.	$270.00	Jan 2017	91	$70,564	($40,499)
	Allergan PLC	Deutsche Bank	270.00	Jan 2017	92	76,567	(40,058)
	Alphabet, Inc. Class A	Deutsche Bank	800.00	Jan 2017	17	55,554	(60,945)
	Alphabet, Inc. Class A	Deutsche Bank	900.00	Jan 2017	52	105,336	(28,079)
	Alphabet, Inc. Class C	Morgan Stanley Co.	795.00	Jan 2017	70	190,164	(186,556)
	Alphabet, Inc. Class C	Deutsche Bank	800.00	Jan 2017	102	154,374	(248,906)
	Alphabet, Inc. Class C	Deutsche Bank	820.00	Jan 2017	28	51,699	(45,589)

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	NAME OF ISSUER	COUNTERPARTY	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Capital Appreciation Value Fund, continued	CALLS
	Alphabet, Inc. Class C	Deutsche Bank	$840.00	Jan 2017	28	$39,483	($29,542)
	Alphabet, Inc. Class C	Deutsche Bank	900.00	Jan 2018	41	138,567	(141,386)
	Altria Group, Inc.	Citigroup Global Markets, Inc.	65.00	Jan 2017	841	139,182	(237,583)
	Altria Group, Inc.	Citigroup Global Markets, Inc.	67.50	Jan 2017	841	87,947	(134,988)
	American Tower Corp.	Citigroup Global Markets, Inc.	105.00	Jan 2017	103	31,621	(108,161)
	American Tower Corp.	Citigroup Global Markets, Inc.	110.00	Jan 2017	200	66,167	(139,002)
	American Tower Corp.	Citigroup Global Markets, Inc.	115.00	Jan 2017	291	71,710	(119,311)
	Apple, Inc.	Citigroup Global Markets, Inc.	105.00	Jan 2017	423	101,947	(268,605)
	Apple, Inc.	Citigroup Global Markets, Inc.	110.00	Jan 2017	423	63,285	(169,202)
	Apple, Inc.	Citigroup Global Markets, Inc.	115.00	Jan 2017	1,209	218,685	(286,552)
	Autozone, Inc.	Deutsche Bank	840.00	Jan 2017	27	46,794	(17,394)
	Comcast Corp Class A	Citigroup Global Markets, Inc.	62.50	Jan 2017	1,632	551,016	(767,044)
	Comcast Corp Class A	Citigroup Global Markets, Inc.	65.00	Jan 2017	2,234	504,146	(686,955)
	Comcast Corp Class A	RBC Capital Market	70.00	Jan 2017	393	59,870	(38,519)
	Comcast Corp Class A	RBC Capital Market	72.50	Jan 2017	1,492	149,166	(69,401)
	CVS Health Corp.	J.P. Morgan Clearing Corp.	100.00	Jan 2017	230	139,182	(32,203)
	CVS Health Corp.	J.P. Morgan Clearing Corp.	105.00	Jan 2017	230	97,308	(10,825)
	CVS Health Corp.	Citigroup Global Markets, Inc.	105.00	Jan 2017	107	19,697	(5,036)
	CVS Health Corp.	J.P. Morgan Clearing Corp.	110.00	Jan 2017	230	64,633	(3,106)
	CVS Health Corp.	Citigroup Global Markets, Inc.	110.00	Jan 2017	349	53,179	(4,713)
	CVS Health Corp.	Citigroup Global Markets, Inc.	115.00	Jan 2017	250	63,180	(1,378)
	Danaher Corp.	Deutsche Bank	87.50	Jan 2017	508	70,866	(20,311)
	Danaher Corp.	Deutsche Bank	100.00	Jan 2017	246	71,578	(30)
	Danaher Corp.	Deutsche Bank	105.00	Jan 2017	675	195,852	(17)
	Danaher Corp.	Deutsche Bank	110.00	Jan 2017	430	89,532	(3)
	Danaher Corp.	Deutsche Bank	115.00	Jan 2017	175	33,250	—
	Danaher Corp.	Citigroup Global Markets, Inc.	92.50	Jan 2017	544	237,140	(1,750)
	Danaher Corp.	Citigroup Global Markets, Inc.	95.00	Jan 2017	544	183,406	(510)
	Lowe’s Cos., Inc.	Citigroup Global Markets, Inc.	80.00	Jan 2017	142	31,829	(29,678)
	Lowe’s Cos., Inc.	Citigroup Global Markets, Inc.	82.50	Jan 2017	142	23,579	(17,752)
	Lowe’s Cos., Inc.	Citigroup Global Markets, Inc.	85.00	Jan 2017	674	118,153	(47,517)
	Lowe’s Cos., Inc.	Citigroup Global Markets, Inc.	87.50	Jan 2017	256	53,738	(9,215)
	Lowe’s Cos., Inc.	Citigroup Global Markets, Inc.	90.00	Jan 2017	519	63,185	(9,342)
	LyondellBasell Industries Class A	Deutsche Bank	87.50	Jan 2017	228	56,832	(43,168)
	LyondellBasell Industries Class A	Citigroup Global Markets, Inc.	87.50	Jan 2017	725	173,471	(137,269)
	LyondellBasell Industries Class A	Deutsche Bank	90.00	Jan 2017	101	24,513	(13,888)
	LyondellBasell Industries Class A	Citigroup Global Markets, Inc.	90.00	Jan 2017	274	74,996	(37,677)
	LyondellBasell Industries Class A	Deutsche Bank	92.50	Jan 2017	100	17,748	(8,939)
	LyondellBasell Industries Class A	Citigroup Global Markets, Inc.	92.50	Jan 2017	274	58,413	(24,494)
	Microsoft Corp.	Deutsche Bank	62.50	Jan 2017	936	198,432	(76,768)
	Microsoft Corp.	Deutsche Bank	65.00	Jan 2017	936	145,080	(34,164)
	Microsoft Corp.	Deutsche Bank	65.00	Jan 2017	1,814	197,175	(66,212)
	Microsoft Corp.	Deutsche Bank	57.50	Jan 2017	1,739	243,922	(479,964)
	Microsoft Corp.	Deutsche Bank	60.00	Jan 2017	312	47,907	(49,296)
	Microsoft Corp.	Deutsche Bank	62.50	Jan 2017	906	140,430	(74,307)
	PepsiCo, Inc.	Citigroup Global Markets, Inc.	100.00	Jan 2017	231	88,242	(190,606)
	PepsiCo, Inc.	Citigroup Global Markets, Inc.	105.00	Jan 2017	503	152,156	(238,925)
	PepsiCo, Inc.	Citigroup Global Markets, Inc.	110.00	Jan 2017	808	128,087	(170,896)
	Pfizer, Inc.	RBC Capital Market	35.00	Jan 2017	995	127,114	(125,868)
	Pfizer, Inc.	J.P. Morgan Clearing Corp.	35.00	Jan 2017	1,540	136,660	(194,810)
	Pfizer, Inc.	RBC Capital Market	36.00	Jan 2017	1,277	146,087	(104,714)
	Pfizer, Inc.	RBC Capital Market	37.00	Jan 2017	384	31,043	(18,816)
	Philip Morris International, Inc.	Deutsche Bank	110.00	Jan 2017	163	21,076	(5,545)
	Philip Morris International, Inc.	Deutsche Bank	92.50	Jan 2017	420	121,799	(351,554)
	Philip Morris International, Inc.	Citigroup Global Markets, Inc.	95.00	Jan 2017	146	84,216	(225,060)
	Philip Morris International, Inc.	Deutsche Bank	95.00	Jan 2017	638	92,413	(261,021)
	Philip Morris International, Inc.	Deutsche Bank	97.50	Jan 2017	784	117,283	(352,741)
	Texas Instruments, Inc.	Citigroup Global Markets, Inc.	55.00	Jan 2017	363	125,500	(541,150)
	Texas Instruments, Inc.	Citigroup Global Markets, Inc.	60.00	Jan 2017	363	75,686	(388,331)
	Texas Instruments, Inc.	Citigroup Global Markets, Inc.	72.50	Jan 2017	136	29,364	(28,628)
	The Bank of New York Mellon Corp.	Deutsche Bank	45.00	Jan 2017	1,674	424,807	(144,803)
	The Bank of New York Mellon Corp.	Deutsche Bank	47.00	Jan 2017	1,151	278,542	(51,812)
	The Boeing Company	Deutsche Bank	160.00	Jan 2017	53	38,807	(529)
	The Boeing Company	Deutsche Bank	160.00	Jan 2017	111	83,838	(1,108)
	The Boeing Company	Deutsche Bank	170.00	Jan 2017	109	50,380	(499)
	The Boeing Company	Deutsche Bank	165.00	Jan 2017	163	96,042	(846)
	The Boeing Company	Deutsche Bank	170.00	Jan 2017	54	24,111	(247)
	Thermo Fisher Scientific	Deutsche Bank	160.00	Jan 2017	122	52,582	(47,584)
	Thermo Fisher Scientific	Deutsche Bank	165.00	Jan 2017	193	59,370	(45,809)
	Thermo Fisher Scientific	Deutsche Bank	170.00	Jan 2017	122	28,426	(16,177)

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	NAME OF ISSUER	COUNTERPARTY	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Capital Appreciation Value Fund, continued	CALLS
	Thermo Fisher Scientific	Citigroup Global Markets, Inc.	$170.00	Jan 2017	274	$69,271	($36,332)
	Thermo Fisher Scientific	Deutsche Bank	155.00	Jan 2017	71	36,160	(42,245)
	Thermo Fisher Scientific	Citigroup Global Markets, Inc.	165.00	Jan 2017	138	53,406	(32,755)
	Thermo Fisher Scientific	Citigroup Global Markets, Inc.	170.00	Jan 2017	135	32,670	(17,901)
	Unitedhealth Group, Inc.	Deutsche Bank	140.00	Jan 2017	88	32,956	(40,920)
	Unitedhealth Group, Inc.	Deutsche Bank	145.00	Jan 2017	89	26,033	(24,875)
	Unitedhealth Group, Inc.	Morgan Stanley Co.	145.00	Jan 2017	154	63,029	(43,043)
	Unitedhealth Group, Inc.	Deutsche Bank	145.00	Jan 2017	208	43,295	(58,136)
	Unitedhealth Group, Inc.	Deutsche Bank	155.00	Jan 2017	50	11,431	(4,002)
	Unitedhealth Group, Inc.	Deutsche Bank	140.00	Jan 2017	452	145,918	(210,180)
	Visa, Inc. Class A	Citigroup Global Markets, Inc.	85.00	Jan 2017	962	197,374	(207,314)
	Visa, Inc. Class A	Citigroup Global Markets, Inc.	87.50	Jan 2017	994	204,392	(129,234)
	Visa, Inc. Class A	Citigroup Global Markets, Inc.	90.00	Jan 2017	347	55,605	(26,891)
	Visa, Inc. Class A	Citigroup Global Markets, Inc.	95.00	Jan 2018	196	65,562	(65,680)
	Zoetis, Inc.	Deutsche Bank	55.00	Jan 2017	417	72,357	(52,144)
						$9,685,140	($9,603,540)

Options on Exchange-Traded Futures Contracts

Real Return Bond Fund

The fund used written options to manage against anticipated interest rate changes, manage duration of the fund and maintain diversity of the fund.

FUND	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Real Return Bond Fund	CALLS
	10-Year U.S. Treasury Note	$131.50	Sep 2016	51	$17,471	($19,125)
					$17,471	($19,125)
	PUTS
	3-Month Pound Sterling Futures	$98.00	Dec 2016	581	$13,251	($1)
	3-Month Pound Sterling Futures	98.00	Jun 2017	292	5,083	—
	10-Year U.S. Treasury Note	130.00	Sep 2016	51	18,268	(15,938)
					$36,602	($15,939)

Foreign Currency Options

Global Bond Fund

The fund used written options to manage against anticipate currency exchange rates and gain exposure to foreign currencies.

FUND	DESCRIPTION	COUNTERPARTY	EXERCISE PRICE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Fund	CALLS
	British Pound versus U.S. Dollar	Standard Chartered Bank, London	$1.35	Oct 2016	GBP	2,400,000	$33,449	($11,938)
	British Pound versus U.S. Dollar	Bank of America N.A.	1.38	Sep 2016	GBP	700,000	30,151	(479)
	British Pound versus U.S. Dollar	BNP Paribas S.A.	1.37	Sep 2016	GBP	800,000	36,366	(843)
	Euro versus Japanese Yen	Citibank NA	117.35	Sep 2016	EUR	1,300,000	15,400	(9,966)
	Euro versus U.S. Dollar	Standard Chartered Bank, London	1.14	Sep 2016	EUR	1,933,000	31,185	(4,412)
	Euro versus U.S. Dollar	Deutsche Bank AG	1.14	Sep 2016	EUR	2,767,000	46,690	(6,315)
	U.S. Dollar versus Brazilian Real	Goldman Sachs Bank USA	3.50	Nov 2016	USD	3,600,000	45,000	(53,413)
	U.S. Dollar versus Brazilian Real	Morgan Stanley Bank, N.A.	3.50	Nov 2016	USD	2,500,000	32,875	(37,093)
	U.S. Dollar versus Brazilian Real	Credit Suisse International	6.30	Jan 2018	USD	1,000,000	53,250	(6,485)
							$324,366	($130,944)
	PUTS
	British Pound versus U.S. Dollar	BNP Paribas S.A.	1.37	Sep 2016	GBP	800,000	$36,377	($45,639)
	British Pound versus U.S. Dollar	Bank of America N.A.	1.38	Sep 2016	GBP	700,000	34,338	(44,923)
	British Pound versus U.S. Dollar	Bank of America N.A.	1.26	Sep 2016	GBP	2,800,000	41,220	(4,092)
	British Pound versus U.S. Dollar	Bank of America N.A.	1.30	Sep 2016	GBP	2,800,000	70,116	(24,466)
	Euro versus Japanese Yen	Citibank N.A.	107.40	Sep 2016	EUR	1,300,000	13,237	(513)
	Euro versus U.S. Dollar	Standard Chartered Bank, London	1.05	Sep 2016	EUR	1,933,000	13,911	(239)
	Euro versus U.S. Dollar	Deutsche Bank AG	1.05	Sep 2016	EUR	2,767,000	20,935	(343)
	U.S. Dollar versus Korean Won	UBS AG Stamford	1,145.00	Jan 2017	USD	1,700,000	38,063	(74,982)
	U.S. Dollar versus Korean Won	Nomura Global Financial Products, Inc.	1,145.00	Jan 2017	USD	1,200,000	30,540	(53,452)
	U.S. Dollar versus Mexican Peso	Morgan Stanley Bank, N.A.	17.70	Sep 2016	USD	2,800,000	9,951	(218)
							$308,688	($248,867)

DERIVATIVE INSTRUMENTS, CONTINUED

Real Return Bond Fund

The fund used written options to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies.

FUND	DESCRIPTION	COUNTERPARTY	EXERCISE PRICE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Fund	CALLS
	Euro versus U.S. Dollar	JPMorgan Chase Bank	$1.17	Sep 2016	EUR	4,990,000	$43,524	($239)
	Euro versus U.S. Dollar	JPMorgan Chase Bank	1.15	Nov 2016	EUR	1,892,000	19,634	(12,291)
	U.S. Dollar versus Japanese Yen	Credit Suisse International	105.00	Sep 2016	USD	2,680,000	18,969	(5,234)
	U.S. Dollar versus Japanese Yen	Deutsche Bank AG	110.00	Sep 2016	USD	2,830,000	26,517	(3,048)
							$108,644	($20,812)
	PUTS
	Euro versus U.S. Dollar	Standard Chartered Bank, London	1.09	Nov 2016	EUR	4,890,000	$34,959	($39,627)
	U.S. Dollar versus Japanese Yen	BNP Paribas	101.20	Sep 2016	USD	2,970,000	30,443	(6,445)
	U.S. Dollar versus Japanese Yen	Credit Suisse International	96.00	Sep 2016	USD	2,680,000	16,897	(3)
	U.S. Dollar versus Mexican Peso	JPMorgan Chase Bank	17.80	Oct 2016	USD	5,516,000	51,773	(11,567)
	U.S. Dollar versus Mexican Peso	Citibank N.A.	17.80	Oct 2016	USD	1,244,000	13,497	(2,609)
							$147,569	($60,251)

Total Return Fund

The fund used written options to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies.

FUND	DESCRIPTION	COUNTERPARTY	EXERCISE PRICE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Fund	CALLS
	U.S. Dollar versus Mexican Peso	Bank of American N.A.	$19.75	Sep 2016	USD	7,600,000	$59,033	($426)
	U.S. Dollar versus South Korean Won	BNP Paribas	1,209	Sep 2016	USD	4,600,000	37,766	(1,228)
	U.S. Dollar versus Brazilian Real	Credit Suisse International	6.30	Jan 2018	USD	5,000,000	266,250	(32,435)
	U.S. Dollar versus Mexican Peso	Credit Suisse International	19.50	Sep 2016	USD	6,600,000	51,150	(541)
	Austrailian Dollar versus U.S. Dollar	Goldman Sachs Bank USA	0.77	Sep 2016	AUD	6,300,000	24,082	(166)
	Austrailian Dollar versus U.S. Dollar	Goldman Sachs Capital Markets, L.P.	0.76	Sep 2016	AUD	6,500,000	23,775	(1,534)
	Austrailian Dollar versus U.S. Dollar	Nomura Global Financial Products, Inc.	0.79	Sep 2016	AUD	5,000,000	23,001	(177)
	Austrailian Dollar versus U.S. Dollar	Standard Chartered Bank	0.77	Sep 2016	AUD	5,800,000	20,187	(96)
							$505,244	($36,603)
	PUTS
	U.S. Dollar versus Canadian Dollar	Bank of American N.A.	1.31	Sep 2016	USD	6,000,000	$37,718	($12,876)
	Austrailian Dollar versus U.S. Dollar	Citibank N.A.	0.71	Sep 2016	AUD	1,800,000	9,981	(9)
	U.S. Dollar versus Mexican Peso	Credit Suisse International	18.05	Sep 2016	USD	6,600,000	50,325	(139)
	Austrailian Dollar versus U.S. Dollar	Goldman Sachs Capital Markets, L.P.	0.73	Sep 2016	AUD	6,500,000	20,895	(420)
	Austrailian Dollar versus U.S. Dollar	Standard Chartered Bank	0.74	Sep 2016	AUD	5,800,000	17,631	(2,759)
							$136,550	($16,203)

Interest Rate Swaptions

An interest rate swaption is an option to enter into an interest rate swap.

Global Bond Fund

The fund used interest rate swaptions to manage against anticipated interest rate changes, manage duration of the fund, and maintain diversity of the fund.

FUND	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Fund	CALLS
	5-Year Interest Rate Swap	Citibank N.A.	3-Month USD LIBOR	Receive	0.770%	Dec 2016	USD	13,800,000	$58,380	($12,475)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	3-Month USD LIBOR	Receive	0.765%	Dec 2016	USD	13,200,000	56,265	(10,098)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	3-Month USD LIBOR	Receive	0.770%	Dec 2016	USD	17,600,000	77,798	(15,910)
									$192,443	($38,484)
	PUTS
	2-Year Interest Rate Swap	JPMorgan Chase Bank, N.A.	6-Month JPY LIBOR	Receive	0.00%	Mar 2017	JPY	810,000,000	$8,556	($4,995)
									$8,556	($4,995)

DERIVATIVE INSTRUMENTS, CONTINUED

Real Return Bond Fund

The fund used interest rate swaptions to manage duration of the fund, manage against anticipated interest rate changes and maintain diversity of the fund.

FUND	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Fund	CALLS
	2-Year Interest Rate Swap	Nomura Global Financial Products, Inc.	3-Month USD Libor	Receive	0.89%	Sep 2016	USD	74,000,000	$129,500	($3,626)
	5-Year Interest Rate Swap	Citibank N.A.	3-Month USD Libor	Receive	0.77%	Dec 2016	USD	24,600,000	103,560	(22,238)
	5-Year Interest Rate Swap	Credit Suisse International	3-Month USD Libor	Receive	2.40%	Dec 2016	USD	11,600,000	92,220	(361,885)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD Libor	Receive	0.77%	Dec 2016	USD	7,200,000	30,870	(6,509)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD Libor	Receive	0.77%	Dec 2016	USD	23,200,000	98,890	(17,748)
									$455,040	($412,006)
	Puts
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD Libor	Receive	2.25%	Oct 2018	USD	17,700,000	$351,182	($148,149)
	5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD Libor	Receive	2.50%	Oct 2018	USD	28,000,000	394,239	(170,044)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD Libor	Receive	2.25%	Nov 2018	USD	5,600,000	120,316	(49,482)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD Libor	Receive	2.25%	Dec 2018	USD	5,600,000	126,180	(51,470)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD Libor	Receive	2.30%	Mar 2019	USD	12,800,000	256,640	(131,558)
									$1,248,557	($550,703)

Total Return Fund

The fund used interest rate swaptions to manage duration of the fund, maintain diversity of the fund and manage against anticipated interest rate changes.

FUND	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Fund	CALLS
	2-Year Interest Rate Swap	JPMorgan Chase Bank	3-Month USD Libor	Receive	1.10%	Jan 2018	USD	21,300,000	$110,760	($103,326)
	2-Year Interest Rate Swap	JPMorgan Chase Bank	3-Month USD Libor	Receive	1.60%	Jan 2018	USD	21,300,000	192,764	(225,417)
	5-Year Interest Rate Swap	Citibank N.A.	3-Month USD Libor	Receive	0.77%	Dec 2016	USD	43,000,000	178,700	(38,872)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD Libor	Receive	0.77%	Dec 2016	USD	42,200,000	179,878	(32,283)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD Libor	Receive	0.77%	Dec 2016	USD	62,000,000	273,518	(56,048)
									$935,620	($455,946)
	PUTS
	5-Year Interest Rate Swap	Goldman Sachs Bank	3-Month USD Libor	Receive	2.80%	Aug 2018	USD	31,200,000	$726,600	($105,238)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD Libor	Receive	2.80%	Aug 2018	USD	46,000,000	1,026,441	(155,158)
									$1,753,041	($260,396)

Credit Default Swaptions

A credit default swaption is an option to enter into a credit default swap.

Global Bond Fund

The fund used credit default swaptions to take a long position in the exposure of the benchmark credit.

FUND	DESCRIPTION	COUNTERPARTY	INDEX	BUY/SELL PROTECTION	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Fund	CALLS
	5-Year Credit Default Swap	Barclays Bank PLC	ITRAXX.O	Sell	0.60%	Oct 2016	EUR	6,200,000	$4,988	($2,479)
	5-Year Credit Default Swap	Barclays Bank PLC	ITRAXX.O	Sell	0.65%	Sep 2016	EUR	1,200,000	869	(634)
									$5,857	($3,113)

DERIVATIVE INSTRUMENTS, CONTINUED

Real Return Bond Fund

The fund used credit default swaptions to take a long position in the exposure of the benchmark credit.

FUND	DESCRIPTION	COUNTERPARTY	INDEX	BUY/SELL PROTECTION	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Fund	CALLS
	5-Year Credit Default Swap	Barclays Bank PLC	ITRAXX.O	Sell	0.65%	Sep 2016	EUR	2,100,000	$1,520	($1,110)
									$1,520	($1,110)

Total Return Fund

The fund used credit default swaptions to take a long position in the exposure of the benchmark credit.

FUND	DESCRIPTION	COUNTERPARTY	INDEX	BUY/SELL PROTECTION	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Fund	CALLS
	5-Year Credit Default Swap	Barclays Bank PLC	ITRAXX.O	Sell	0.65%	Sep 2016	EUR	3,900,000	$2,823	($2,062)
									$2,823	($2,062)

Inflation Floors (OTC)

Inflation floors are instruments where in return for a premium, one party agrees to make payments to the other to the extent that inflation falls below a specified rate (based on the Consumer Price Index or other designated measure), or “floor.”

Global Bond Fund

The fund used inflation floors to manage against anticipated interest rate changes, manage duration of the fund, and as a substitute for securities purchased.

FUND	DESCRIPTION	COUNTERPARTY	INITIAL INDEX	EXERCISE INDEX	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Fund	Floor-OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10] – (Index Final/Index Initial)) or $0	Sep 2020	USD	1,700,000	$21,930	($206)
								$21,930	($206)

Real Return Bond Fund

The fund used inflation floors to manage duration of the fund, manage against anticipated interest rate changes, and as a substitute for securities purchased.

FUND	DESCRIPTION	COUNTERPARTY	INITIAL INDEX	EXERCISE INDEX	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Fund	Floor- OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.0%)[10] – (Final Index/Initial Index)) or 0	Apr 2020	USD	23,900,000	$213,520	($1,673)
	Floor- OTC YOY CPURNSA Index	Deutsche Bank AG	233.546	Maximum of (0.0% – (Final Index/Initial Index – 1)) or 0	Jan 2018	USD	900,000	8,730	(1,223)
	Floor- OTC YOY CPURNSA Index	JPMorgan Chase Bank	238.812	Maximum of (0.0% – (Final Index/Initial Index – 1)) or 0	Mar 2020	USD	5,900,000	66,670	(51,489)
	Floor- OTC YOY CPURNSA Index	JPMorgan Chase Bank	238.643	Maximum of (0.0% – (Final Index/Initial Index – 1)) or 0	Oct 2020	USD	3,000,000	55,371	(32,382)
								$344,291	($86,767)

Total Return Fund

The fund used inflation floors to manage duration of the fund and manage against anticipated interest rate changes.

FUND	DESCRIPTION	COUNTERPARTY	INITIAL INDEX	EXERCISE INDEX	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Fund	Floor-OTC CPURNSA Index	Citibank N.A.	215.950	Maximum of ((1+0.0%)[10] – (Final Index/Initial Index)) or $0	Mar 2020	USD	4,500,000	$38,060	($257)
	Floor-OTC CPURNSA Index	Citibank N.A.	216.690	Maximum of ((1+0.0%)[10] – (Final Index/Initial Index)) or $0	Apr 2020	USD	11,000,000	98,100	(770)
	Floor-OTC CPURNSA Index	Citibank N.A.	217.970	Maximum of ((1+0.0%)[10] – (Final Index/Initial Index)) or $0	Sep 2020	USD	4,100,000	52,890	(496)
	Floor-OTC CPURNSA Index	Deutsche Bank AG	215.950	Maximum of ((1+0.0%)[10] – (Final Index/Initial Index)) or $0	Mar 2020	USD	1,600,000	12,000	(91)
								$201,050	($1,614)

DERIVATIVE INSTRUMENTS, CONTINUED

Inflation Caps (OTC)

Inflation caps are instruments where in return for a premium, one party agrees to make payments to the other to the extent that the interest rate exceeds a specified rate (based on the Consumer Price Index or other designated measure), or “cap”.

Real Return Bond Fund

The fund used inflation capped options to manage duration of the fund, manage against anticipated interest rate changes and as a substitute for securities purchased.

FUND	DESCRIPTION	COUNTERPARTY	INITIAL INDEX	EXERCISE INDEX	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Fund	Cap- Eurostat Eurozone HICP Ex Tob	Goldman Sachs Bank USA	117.200	Maximum of ((Final Index/Initial Index -1) -3.000%) or 0	Jun 2035	EUR	1,700,000	$77,340	($9,548)
	Cap- OTC CPURNSA Index	JPMorgan Chase Bank	233.900	Maximum of ((Final Index/Initial Index -1) -4.000%) or 0	Apr 2024	USD	5,700,000	41,468	(1,539)
	Cap- OTC CPURNSA Index	JPMorgan Chase Bank	234.800	Maximum of ((Final Index/Initial Index -1) -4.000%) or 0	May 2024	USD	500,000	3,475	(144)
								$122,283	($11,231)

Interest Rate Floors

An interest rate floor is an over-the-counter investment instrument designed to protect lenders of adjustable or floating-rate securities from losses due to falling interest rates. An interest floor seller pays a buyer when the indexed interest rate falls below the floor’s strike rate, thus hedging against losses on falling rates. Fundamentally, interest rate floors are put options placed on a floating-rate index..

Real Return Bond Fund

The fund used interest rate floors to manage against anticipated interest rate changes, manage duration of the fund, and as a substitute for securities purchased.

DESCRIPTION	COUNTERPARTY	STRIKE RATE	EXERCISE INDEX	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Floor–3-Month LIBOR	Nomura Global Financial Products, Inc.	0.9425%	3-Month LIBOR	Dec 2019	USD	88,400,000	$614,933	($443,149)
						88,400,000	$614,933	($443,149)

Swaps.  Swap agreements are agreements between a fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the funds are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of assets and liabilities. A termination payment by the counterparty or a fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. A fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps.  Interest rate swaps represent an agreement between a fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

The following tables summarize the interest rate swap contracts held at August 31, 2016, and the range of notional contract amounts held by the funds during the year ended August 31, 2016. In addition, the tables detail how the funds used interest rate swap contracts during the year ended August 31, 2016.

Global Bond Fund

The fund used interest rate swaps to manage against anticipated interest rate changes, manage duration of the fund and as a substitute for securities purchased. The fund held interest rate swaps with total USD notional amounts ranging from approximately $468.5 million to $788.2 million, as measured at each quarter end.

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Fund
	Centrally Cleared Swaps
		84,000,000	MXN	$6,356,894	MXN-TIIE-Banxico	Fixed 4.300%	Sep 2016	($2,607)	$1,590	($1,017)
		2,090,000,000	JPY	17,390,738	JPY-LIBOR-BBA	Fixed 0.150%	Mar 2018	8,600	75,055	83,655
		6,700,000	USD	6,700,000	Fixed 1.250%	USD-LIBOR-BBA	Jun 2018	(34,409)	984	(33,425)
		16,900,000	GBP	26,373,283	Fixed 1.750%	GBP-LIBOR-BBA	Sep 2018	14,694	(604,028)	(589,334)
		8,400,000	GBP	12,075,420	Fixed 1.000%	GBP-LIBOR-BBA	Sep 2018	(18,764)	(108,973)	(127,737)

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Fund, continued
	Centrally Cleared Swaps, continued
		1,900,000	USD	$1,900,000	Fixed 2.000%	USD-LIBOR-BBA	Dec 2020	$7,255	($77,232)	($69,977)
		27,800,000	USD	27,800,000	Fixed 2.000%	USD-LIBOR-BBA	Jun 2021	(1,018,172)	(79,499)	(1,097,671)
		1,500,000	MXN	86,820	Fixed 5.610%	MXN-TIIE-Banxico	Jul 2021	(1,036)	1,412	376
		3,290,000,000	JPY	27,495,717	Fixed 0.500%	JPY-LIBOR-BBA	Sep 2021	(266,896)	(710,604)	(977,500)
		8,400,000	GBP	11,472,167	GBP-LIBOR-BBA	Fixed 1.250%	Sep 2021	249,893	174,039	423,932
		9,000,000	USD	9,000,000	Fixed 1.500%	USD-LIBOR-BBA	Dec 2021	(129,941)	29,767	(100,174)
		7,500,000	USD	7,500,000	Fixed 2.300%	USD-LIBOR-BBA	Jan 2023	(27,116)	(451,441)	(478,557)
		33,500,000	USD	33,500,000	Fixed 2.000%	USD-LIBOR-BBA	Jun 2023	(1,191,354)	(429,469)	(1,620,823)
		58,200,000	USD	58,200,000	Fixed 1.750%	USD-LIBOR-BBA	Dec 2023	(1,224,265)	(332,114)	(1,556,379)
		19,100,000	USD	19,100,000	Fixed 1.750%	USD-LIBOR-BBA	Dec 2023	(420,697)	(64,474)	(485,171)
		550,000,000	JPY	4,450,738	JPY-LIBOR-BBA	Fixed 0.750%	Dec 2024	78,016	251,330	329,346
		69,959	BRL	85,886	Fixed 12.800%	BRL-CDI	Jan 2025	67	2,284	2,351
		3,300,000	SEK	400,926	SEK-STIBOR-SIDE	Fixed 1.085%	Jan 2025	—	23,718	23,718
		2,800,000	SEK	340,179	SEK-STIBOR-SIDE	Fixed 1.080%	Jan 2025	—	19,978	19,978
		7,400,000	AUD	5,376,840	Fixed 3.500%	AUD-BBR-BBSW	Dec 2025	(177,381)	(555,174)	(732,555)
		5,960,000,000	JPY	56,898,558	USD-LIBOR-BBA	Fixed 0.300%	Mar 2026	1,336,668	23,659	1,360,327
		2,200,000	USD	2,200,000	Fixed 2.250%	USD-LIBOR-BBA	Jun 2026	(108,519)	(65,256)	(173,775)
		16,000,000	CAD	11,949,557	Fixed 2.200%	CAD-BA-CDOR	Jun 2026	(799,216)	(351,277)	(1,150,493)
		100,000	AUD	71,875	Fixed 3.250%	AUD-BBR-BBSW	Jun 2026	(764)	(7,730)	(8,494)
		340,000,000	JPY	3,359,518	JPY-LIBOR-BBA	—	Sep 2026	(30,514)	2,213	(28,301)
		19,700,000	EUR	21,797,734	EUR-EURIBOR-Reuters	Fixed 0.750%	Sep 2026	921,164	96,489	1,017,653
		8,200,000	GBP	11,062,251	Fixed 1.500%	GBP-LIBOR-BBA	Sep 2026	(511,179)	(329,893)	(841,072)
		41,000,000	USD	41,000,000	Fixed 1.750%	USD-LIBOR-BBA	Dec 2026	(881,386)	(175,715)	(1,057,101)
		1,020,000,000	JPY	9,659,642	JPY-LIBOR-BBA	Fixed 1.500%	Jun 2033	301,463	1,698,394	1,999,857
		10,300,000	USD	10,300,000	Fixed 2.098%	USD-LIBOR-BBA	Jul 2041	243	(85,469)	(85,226)
		1,700,000	EUR	1,919,555	Fixed 2.307%	EUR-EURIBOR-Reuters	Oct 2044	(214,890)	(230,192)	(445,082)
		480,000,000	JPY	4,333,175	Fixed 1.500%	JPY-LIBOR-BBA	Dec 2045	(1,018,493)	(358,769)	(1,377,262)
		300,000	GBP	393,855	Fixed 1.050%	GBP-LIBOR-BBA	Sep 2046	(2,167)	(18,214)	(20,381)
		120,000,000	JPY	1,185,712	Fixed 0.500%	JPY-LIBOR-BBA	Sep 2046	(15,983)	8,574	(7,409)
		400,000	GBP	522,920	Fixed 1.020%	GBP-LIBOR-BBA	Oct 2046	—	(22,789)	(22,789)
		1,700,000	USD	1,700,000	Fixed 1.768%	USD-LIBOR-BBA	Dec 2046	32,468	(57,791)	(25,323)
		2,200,000	USD	2,200,000	Fixed 2.205%	USD-LIBOR-BBA	Dec 2046	(207,232)	(69,909)	(277,141)
		5,050,000	EUR	5,567,730	Fixed 1.250%	EUR-EURIBOR-Reuters	Mar 2047	(599,167)	(174,186)	(773,353)
		1,450,000	GBP	1,967,263	Fixed 1.750%	GBP-LIBOR-BBA	Mar 2047	(240,756)	(220,136)	(460,892)
		3,700,000	GBP	4,832,062	Fixed 1.500%	GBP-LIBOR-BBA	Mar 2047	(595,968)	(247,657)	(843,625)
				$468,527,015				($6,788,341)	($3,418,505)	($10,206,846)

Investment Quality Bond Fund

The fund used interest rate swaps to manage against anticipated interest rate changes, to express a view on the differential between rates in two different markets, and to express a view on inflation expectations. The fund held interest rate swaps with total USD notional amounts ranging from approximately $3.4 million to $24.3 million, as measured at each quarter end.

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Investment Quality Bond Fund
	JPMorgan Chase Bank, N.A.	2,480,000	USD	$2,480,000	Fixed 4.318%	3 Month LIBOR	Dec 2028	—	($820,592)	($820,592)
	JPMorgan Chase Bank, N.A.	925,000	USD	925,000	Fixed 3.425%	3 Month LIBOR	Jul 2039	—	(320,909)	(320,909)
	Centrally Cleared Swaps
		10,444,000	USD	10,444,000	Fixed 1.634%	USD-LIBOR-BBA	Jun 2026	—	(214,242)	(214,242)
				$13,849,000				—	($1,355,743)	($1,355,743)

Real Return Bond Fund

The fund used interest rate swaps to manage against anticipated interest rate changes, maintain diversity of the fund, manage duration of the fund and as a substitute for securities purchased. The fund held interest rate swaps with total USD notional amounts ranging from approximately $173.1 million to $242.1 million, as measured at each quarter end.

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Fund
	Centrally Cleared Swaps
		5,600,000	USD	$5,600,000	Fixed 1.25%	USD-LIBOR-BBA	Jun 2018	$25,304	$2,633	$27,937
		70,000,000	JPY	711,057	Fixed 1.00%	JPY-LIBOR-BBA	Sep 2023	(7,427)	(44,107)	(51,534)
		1,100,000	USD	1,100,000	Fixed 2.2325%	USD-LIBOR-BBA	Sep 2025	—	(86,147)	(86,147)
		1,800,000	USD	1,800,000	Fixed 2.225%	USD-LIBOR-BBA	Sep 2025	—	(139,737)	(139,737)
		9,800,000	USD	9,800,000	Fixed 3.0%	USD-LIBOR-BBA	Sep 2025	(29,155)	(593,822)	(622,977)
		1,500,000	USD	1,500,000	Fixed 2.35%	USD-LIBOR-BBA	Oct 2025	(21,470)	(111,226)	(132,696)
		48,000,000	USD	48,000,000	Fixed 2.80%	USD-LIBOR-BBA	Oct 2025	(264,969)	(2,311,018)	(2,575,987)
		38,600,000	USD	38,600,000	Fixed 2.50%	USD-LIBOR-BBA	Feb 2026	(123,520)	(1,353,142)	(1,476,662)
		45,450,000	USD	45,450,000	Fixed 2.40%	USD-LIBOR-BBA	Mar 2026	(331,408)	(1,183,077)	(1,514,485)
		7,000,000	USD	7,000,000	Fixed 2.3%	USD-LIBOR-BBA	Apr 2026	(29,094)	(168,764)	(197,858)
		7,900,000	USD	7,900,000	Fixed 2.3%	USD-LIBOR-BBA	Apr 2026	(30,810)	(191,978)	(222,788)
		2,300,000	USD	2,300,000	Fixed 2.250%	USD-LIBOR-BBA	Jun 2026	(118,106)	(64,534)	(182,640)
		11,000,000	USD	11,000,000	Fixed 1.85%	USD-LIBOR-BBA	Jul 2026	(34,787)	(36,017)	(70,804)
		4,800,000	USD	4,800,000	Fixed 1.85%	USD-LIBOR-BBA	Jul 2026	(7,560)	(23,017)	(30,577)
		13,200,000	USD	13,200,000	Fixed 2.0%	USD-LIBOR-BBA	Jul 2026	(39,600)	(136,293)	(175,893)
		40,000	GBP	57,076	Fixed 1.5%	GBP-LIBOR-BBA	Sep 2026	280	(4,383)	(4,103)
		7,400,000	USD	7,400,000	Fixed 1.75%	USD-LIBOR-BBA	Dec 2026	(114,140)	(61,928)	(176,068)
		30,500,000	USD	30,500,000	Fixed 1.75%	USD-LIBOR-BBA	Dec 2026	(518,300)	(282,566)	(800,866)
		345,000,000	JPY	3,168,354	Fixed 1.50%	JPY-LIBOR-BBA	Dec 2045	(842,557)	(147,350)	(989,907)
		1,560,000	GBP	2,225,964	Fixed 1.75%	GBP-LIBOR-BBA	Mar 2047	(26,695)	(469,161)	(495,856)
				$242,112,451				($2,514,014)	($7,405,634)	($9,919,648)

Total Return Fund

The fund used interest rate swaps to manage duration, maintain diversity of the fund, manage against anticipated interest rate changes and substitute for securities purchased. The fund held interest rate swaps with total USD notional amounts ranging from approximately $538.6 million to $1.2 billion, as measured at each quarter end.

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Fund
	Centrally Cleared Swaps
		13,100,000.00	GBP	$19,188,235	Fixed 1.5000%	GBP-LIBOR-BBA	Dec 2017	($79,569)	($175,748)	($255,317)
		39,800,000.00	USD	39,800,000	Fixed 2.0000%	USD-LIBOR-BBA	Dec 2019	(1,016,415)	(220,263)	(1,236,678)
		200,000.00	USD	200,000	Fixed 2.0000%	USD-LIBOR-BBA	Dec 2020	745	(8,192)	(7,447)
		71,600,000.00	USD	71,600,000	Fixed 2.0000%	USD-LIBOR-BBA	Jun 2021	(2,641,802)	(220,505)	(2,862,307)
		52,800,000.00	USD	52,800,000	Fixed 1.4500%	USD-LIBOR-BBA	Jun 2021	(95,040)	28,348	(66,692)
		99,700,000.00	USD	99,700,000	Fixed 2.2500%	USD-LIBOR-BBA	Dec 2022	894,106	(7,113,876)	(6,219,770)
		2,400,000.00	USD	2,400,000	Fixed 2.3500%	USD-LIBOR-BBA	Aug 2025	(139,359)	(53,298)	(192,657)
		7,200,000.00	CAD	5,395,683	Fixed 2.3000%	CAD-BA-CDOR	Dec 2025	(156,304)	(405,049)	(561,353)
		10,200,000.00	USD	10,200,000	Fixed 2.5000%	USD-LIBOR-BBA	Dec 2025	(276,412)	(744,442)	(1,020,854)
		35,700,000.00	USD	35,700,000	Fixed 2.2500%	USD-LIBOR-BBA	Jun 2026	(142,870)	(2,689,476)	(2,832,346)
		33,810,000.00	USD	33,810,000	Fixed 1.7500%	USD-LIBOR-BBA	Dec 2026	(878,275)	(9,505)	(887,780)
		146,400,000.00	USD	146,400,000	Fixed 2.7500%	USD-LIBOR-BBA	Dec 2045	(7,068,613)	(30,170,686)	(37,239,299)
		20,300,000.00	USD	20,300,000	Fixed 2.5000%	USD-LIBOR-BBA	Jun 2046	(1,218,462)	(2,860,135)	(4,078,597)
		1,400,000.00	CAD	1,063,507	Fixed 1.7500%	CAD-BA-CDOR	Dec 2046	(18,558)	(34,632)	(53,190)
				$538,557,425				($12,836,828)	($44,677,459)	($57,514,287)

Credit default swaps.  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. A fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, a fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps — Buyer

The following tables summarize the contracts held at August 31, 2016, and the range of notional contract amounts held by the funds during the year ended August 31, 2016. In addition, the tables detail how the funds used credit default swap contracts as a buyer of protection during the year ended August 31, 2016:

DERIVATIVE INSTRUMENTS, CONTINUED

Global Bond Fund

The fund used credit default swaps to manage against potential credit events, gain exposure to a credit index and as a substitute for securities purchased. The fund held credit default swaps with total USD notional amounts ranging from approximately $12.8 million to $89.1 million, as measured at each quarter end.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY) FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Fund
	Bank of America N.A.	Intuit, Inc.	2,000,000	USD	$2,000,000	(1.380)%	Mar 2017	—	($18,859)	($18,859)
	Bank of America N.A.	Veolia Environnement	100,000	EUR	112,945	(1.000)%	Dec 2020	($574)	(2,215)	(2,789)
	Bank of America N.A.	Reynolds American, Inc.	200,000	USD	200,000	(1.000)%	Dec 2020	(5,134)	(1,024)	(6,158)
	Bank of America N.A.	Intesa San Paolo SPA	1,000,000	USD	1,000,000	(1.000)%	Mar 2026	156,821	9,273	166,094
	Barclays Bank	Altria Group, Inc.	500,000	USD	500,000	(1.000)%	Dec 2020	(15,001)	(2,063)	(17,064)
	Barclays Bank	UBS AG	1,500,000	EUR	1,661,400	(1.000)%	Jun 2021	43,486	(16,276)	27,210
	BNP Paribas	TeliaSonera Aktiebolag	300,000	EUR	338,835	(1.000)%	Dec 2020	(2,299)	(6,990)	(9,289)
	BNP Paribas	Reynolds American, Inc.	500,000	USD	500,000	(1.000)%	Dec 2020	(13,178)	(2,217)	(15,395)
	BNP Paribas	Koninklijke DSM N.V.	200,000	EUR	219,230	(1.000)%	Dec 2020	(4,128)	(3,318)	(7,446)
	BNP Paribas	BASF SE	100,000	EUR	110,060	(1.000)%	Dec 2020	(1,736)	(1,530)	(3,266)
	BNP Paribas	Veolia Environnement	100,000	EUR	112,945	(1.000)%	Dec 2020	(526)	(2,263)	(2,789)
	Citibank N.A.	British American Tobacco PLC	300,000	EUR	338,835	(1.000)%	Dec 2020	(5,951)	(2,900)	(8,851)
	Citibank N.A.	Bayer Aktiengesellschaft	300,000	EUR	338,835	(1.000)%	Dec 2020	(5,656)	(2,204)	(7,860)
	Citibank N.A.	Koninklijke DSM N.V.	200,000	EUR	218,730	(1.000)%	Dec 2020	(4,019)	(3,427)	(7,446)
	Citibank N.A.	UnitedHealth Group, Inc.	200,000	USD	200,000	(1.000)%	Dec 2020	(5,552)	(840)	(6,392)
	Citibank N.A.	UBS AG	400,000	EUR	446,700	(1.000)%	Jun 2021	9,626	(2,370)	7,256
	Citibank N.A.	Barclays Bank PLC	100,000	EUR	111,755	(1.000)%	Jun 2021	5,507	(411)	5,096
	Citibank N.A.	UBS AG	1,000,000	USD	1,000,000	(1.000)%	Jun 2024	55,432	(11,199)	44,233
	Citigroup Global Markets	iTraxx Europe Series 25 Version 1	40,900,000	EUR	45,451,181	(1.000)%	Jun 2021	(628,900)	(142,214)	(771,114)
	Credit Suisse International	Reynolds American, Inc.	500,000	USD	500,000	(1.000)%	Dec 2020	(13,256)	(2,139)	(15,395)
	Credit Suisse International	Altria Group, Inc.	300,000	USD	300,000	(1.000)%	Dec 2020	(8,739)	(1,499)	(10,238)
	Credit Suisse International	iTraxx Europe Senior Financials Series 25 Version 1	24,100,000	EUR	27,005,879	(1.000)%	Jun 2021	(16,682)	(155,147)	(171,829)
	Credit Suisse International	CDX.NA.IG.26	1,500,000	USD	1,500,000	(1.000)%	Jun 2026	24,401	(1,653)	22,748
	Goldman Sachs International	United Utilities PLC	200,000	EUR	225,890	(1.000)%	Dec 2020	(381)	(4,119)	(4,500)
	Goldman Sachs International	Veolia Environnement	100,000	EUR	112,945	(1.000)%	Dec 2020	(430)	(2,359)	(2,789)
	Goldman Sachs International	Koninklijke DSM N.V.	300,000	EUR	338,835	(1.000)%	Dec 2020	(5,877)	(5,292)	(11,169)
	Goldman Sachs International	BASF SE	300,000	EUR	334,690	(1.000)%	Dec 2020	(6,753)	(3,047)	(9,800)
	Goldman Sachs International	British American Tobacco PLC	200,000	EUR	219,230	(1.000)%	Dec 2020	(4,319)	(1,581)	(5,900)
	Goldman Sachs International	SABMILLER PLC	200,000	USD	200,000	(1.000)%	Jan 2022	(5,064)	(2,133)	(7,197)
	JPMorgan Chase Bank	Ally Financial, Inc.	1,000,000	USD	1,000,000	(5.000)%	Jun 2018	(55,673)	(21,228)	(76,901)
	JPMorgan Chase Bank	Fortum Oyj	100,000	EUR	112,945	(1.000)%	Dec 2020	(191)	(2,033)	(2,224)
	JPMorgan Chase Bank	Pfizer, Inc.	600,000	USD	600,000	(1.000)%	Dec 2020	(20,060)	(753)	(20,813)
	JPMorgan Chase Bank	Reynolds American, Inc.	100,000	USD	100,000	(1.000)%	Dec 2020	(2,652)	(427)	(3,079)
	JPMorgan Chase Bank	UnitedHealth Group, Inc.	200,000	USD	200,000	(1.000)%	Dec 2020	(5,464)	(928)	(6,392)
	JPMorgan Chase Bank	Bayer Aktiengesellschaft	200,000	EUR	218,730	(1.000)%	Dec 2020	(4,019)	(1,221)	(5,240)
	JPMorgan Chase Bank	British American Tobacco PLC	200,000	EUR	218,730	(1.000)%	Dec 2020	(3,971)	(1,929)	(5,900)
	JPMorgan Chase Bank	Altria Group, Inc.	300,000	USD	300,000	(1.000)%	Dec 2020	(8,708)	(1,530)	(10,238)
	JPMorgan Chase Bank	Intesa San Paolo SPA	400,000	USD	400,000	(1.000)%	Sep 2024	64,517	(9,869)	54,648
	Morgan Stanley Capital Services, Inc.	Reynolds American, Inc.	100,000	USD	100,000	(1.000)%	Dec 2020	(2,524)	(555)	(3,079)
	Morgan Stanley Capital Services, Inc.	Pfizer, Inc.	200,000	USD	200,000	(1.000)%	Dec 2020	(6,764)	(174)	(6,938)
	Morgan Stanley Capital Services, Inc.	UnitedHealth Group, Inc.	100,000	USD	100,000	(1.000)%	Dec 2020	(2,731)	(465)	(3,196)
					$89,149,325			($507,122)	($433,128)	($940,250)

High Yield Fund

The fund used credit default swaps to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging up to $19.3 million, as measured at each quarter end.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY) FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
High Yield Fund
	Centrally Cleared Swaps
		MARKIT CDX.NA.HY.26	19,300,000	USD	$19,300,000	(5.000)%	Jun 2021	($907,737)	($145,625)	($1,053,362)
					$19,300,000			($907,737)	($145,625)	($1,053,362)

DERIVATIVE INSTRUMENTS, CONTINUED

Investment Quality Bond Fund

The fund used credit default swaps to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging from approximately $14.2 million to $55.2 million, as measured at each quarter end.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY) FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Investment Quality Bond Fund
	Bank of America N.A.	CDX-EMS25V1-5Y	$407,000	USD	$407,000	(1.000)%	Jun 2021	$33,888	($8,665)	$25,223
	Goldman Sachs International	United Mexican States	375,000	USD	375,000	(1.000)%	Jun 2018	(1,076)	(2,238)	(3,314)
	Goldman Sachs International	United Mexican States	375,000	USD	375,000	(1.000)%	Jun 2018	(1,346)	(1,968)	(3,314)
	Goldman Sachs International	CDX-EMS25V1-5Y	8,133,000	USD	8,133,000	(1.000)%	Jun 2021	630,176	(126,156)	504,020
	Goldman Sachs International	CDX-EMS25V1-5Y	6,139,000	USD	6,139,000	(1.000)%	Jun 2021	515,772	(135,325)	380,447
	Goldman Sachs International	Colombia Republic	255,000	EUR	284,440	(1.000)%	Jun 2021	15,057	(7,402)	7,655
	Centrally Cleared Swaps
		CDX-NAHYS26V1-5Y	11,911,000	USD	11,911,000	(5.000)%	Jun 2021	(420,912)	(227,059)	(647,971)
		ITRAXX-XOVERS25V1-5Y	454,000	EUR	506,414	(5.000)%	Jun 2021	(47,688)	1,944	(45,744)
					$28,130,854			$723,871	($506,869)	$217,002

Real Return Bond Fund

The fund used credit default swaps to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging from approximately $200.0 thousand to $5.9 million, as measured at each quarter end.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY) FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Fund
	Centrally Cleared Swaps
		CDX IG26 5Y	2,300,000	USD	$2,300,000	(1.000)%	Jun 2021	($26,961)	($6,538)	($33,499)
		CDX HY26 5Y	3,600,000	USD	3,600,000	(5.000)%	Jun 2021	(162,748)	(33,952)	(196,700)
					$5,900,000			($189,709)	($40,490)	($230,199)

Credit default swaps — Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which a fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The following tables summarize the contracts held at August 31, 2016, and the range of notional contract amounts held by the funds during the year ended August 31, 2016. In addition, the tables detail how the funds used credit default swap contracts as a seller of protection during the year ended August 31, 2016:

Global Bond Fund

The fund used credit default swaps to take a long position in the exposure of the benchmark credit, gain exposure to a credit index and as a substitute for securities purchased. The fund held credit default swaps with total USD notional amounts ranging from approximately $12.4 million to $59.7 million, as measured at each quarter end.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AND / OR CREDIT RATING AT 8-31-16	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	RECEIVED FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Fund
	Bank of America N.A.	Volkswagen Aktiengesellschaft	0.157%	500,000	EUR	$531,600	1.000%	Dec 2016	($1,076)	$3,656	$2,580
	Bank of America N.A.	Tesco PLC	1.982%	100,000	EUR	109,130	1.000%	Dec 2020	(8,821)	4,477	(4,344)
	Barclays Bank	People’s Republic of China	0.549%	200,000	USD	200,000	1.000%	Mar 2019	(144)	2,831	2,687
	Barclays Bank	Tesco PLC	1.982%	400,000	EUR	447,750	1.000%	Dec 2020	(28,294)	10,919	(17,375)
	BNP Paribas	Barclays Bank PLC	0.579%	300,000	EUR	331,890	1.000%	Jun 2017	—	1,822	1,822
	BNP Paribas	Barclays Bank PLC	0.932%	1,300,000	EUR	1,438,190	1.000%	Jun 2017	(11,689)	15,429	3,740
	BNP Paribas	Tesco PLC	2.168%	500,000	EUR	556,770	1.000%	Jun 2021	(35,461)	6,560	(28,901)
	Citibank N.A.	Federative Republic of Brazil	1.374%	2,100,000	USD	2,100,000	1.000%	Mar 2019	(43,294)	27,864	(15,430)
	Citibank N.A.	Tesco PLC	1.982%	100,000	EUR	113,760	1.000%	Dec 2020	(7,124)	2,780	(4,344)
	Citibank N.A.	Barclays Bank PLC	0.889%	800,000	EUR	890,480	1.000%	Jun 2021	—	6,530	6,530

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AND / OR CREDIT RATING AT 8-31-16	Notional Amount	Currency	USD Notional Amount	Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Fund, continued
	Credit Suisse International	Tesco PLC	1.982%	500,000	EUR	$540,320	1.000%	Dec 2020	($40,004)	$18,285	($21,719)
	Credit Suisse International	Tesco PLC	2.168%	100,000	USD	111,310	1.000%	Jun 2021	(7,536)	1,760	(5,776)
	Deutsche Bank AG	Federative Republic of Brazil	1.637%	100,000	USD	100,000	1.000%	Sep 2019	(1,758)	68	(1,690)
	Goldman Sachs International	United Mexican States	0.921%	600,000	USD	600,000	1.000%	Sep 2019	3,145	(514)	2,631
	Goldman Sachs International	Tesco PLC	1.982%	100,000	EUR	109,130	1.000%	Dec 2020	(8,937)	4,593	(4,344)
	HSBC Bank	United Mexican States	0.921%	400,000	USD	400,000	1.000%	Sep 2019	2,038	(284)	1,754
	HSBC Bank	Federative Republic of Brazil	1.637%	400,000	USD	400,000	1.000%	Sep 2019	(6,866)	105	(6,761)
	JPMorgan Chase Bank	People’s Republic of China	0.549%	900,000	USD	900,000	1.000%	Mar 2019	1,522	10,570	12,092
	JPMorgan Chase Bank	Tesco PLC	1.982%	200,000	EUR	218,260	1.000%	Dec 2020	(17,796)	9,108	(8,688)
	Morgan Stanley Capital Services, Inc.	People’s Republic of China	0.549%	600,000	USD	600,000	1.000%	Mar 2019	434	7,627	8,061
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	1.637%	1,300,000	USD	1,300,000	1.000%	Sep 2019	(22,466)	493	(21,973)
	Morgan Stanley Capital Services, Inc.	Tesco PLC	1.982%	300,000	EUR	322,070	1.000%	Dec 2020	(22,264)	9,233	(13,031)
	Morgan Stanley Capital Services, Inc.	Barclays Bank PLC	0.889%	100,000	EUR	111,310	1.000%	Jun 2021	105	711	816
						$12,431,970			($256,286)	$144,623	($111,663)

Investment Quality Bond Fund

The fund used credit default swaps to take a long position in the exposure of the benchmark credit, gain exposure to a credit index and as a substitute for securities purchased. The fund held credit default swaps with total USD notional amounts ranging from approximately $195.0 thousand to $46.4 million, as measured at each quarter end.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AND / OR CREDIT RATING AT 8-31-16	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	RECEIVED FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Investment Quality Bond Fund
	Goldman Sachs International	Brazil Republic	2.550%	565,000	USD	$565,000	1.000%	Jun 2021	($51,753)	$13,606	($38,147)
	Goldman Sachs International	Brazil Republic	2.550%	519,000	USD	519,000	1.000%	Jun 2021	(42,680)	7,639	(35,041)
	Goldman Sachs International	CMBX.NA.AAA.6	0.690%	394,957	USD	394,957	0.500%	May 2063	(12,683)	8,710	(3,973)
	Goldman Sachs International	CMBX.NA.AAA.6	0.690%	534,941	USD	534,941	0.500%	May 2063	(18,123)	12,742	(5,381)
	Goldman Sachs International	CMBX.NA.AAA.6	0.690%	569,937	USD	569,937	0.500%	May 2063	(18,904)	13,171	(5,733)
	Morgan Stanley & Company International	CMBX.NA.AAA.6	0.690%	714,922	USD	714,922	0.500%	May 2063	(24,236)	17,045	(7,191)
	Morgan Stanley & Company International	CMBX.NA.AAA.6	0.690%	924,899	USD	924,899	0.500%	May 2063	(30,948)	21,644	(9,304)
	Morgan Stanley & Company International	CMBX.NA.AAA.6	0.690%	11,022,790	USD	11,022,790	0.500%	May 2063	(357,403)	246,525	(110,878)
	Morgan Stanley & Company International	CMBX.NA.AAA.6	0.690%	769,916	USD	769,916	0.500%	May 2063	(18,017)	10,272	(7,745)
	Morgan Stanley & Company International	CMBX.NA.AAA.6	0.690%	1,579,827	USD	1,579,827	0.500%	May 2063	(37,386)	21,495	(15,891)
	Morgan Stanley & Company International	CMBX.NA.AAA.6	0.690%	2,544,721	USD	2,544,721	0.500%	May 2063	(60,316)	34,719	(25,597)
	Centrally Cleared Swaps
		CDX-NAIGS26V1-5Y	0.728%	7,086,000	USD	7,086,000	1.000%	Jun 2021	91,409	11,515	102,924
						$27,226,910			($581,040)	$419,083	($161,957)

Real Return Bond Fund

The fund used credit default swaps to take a long position in the exposure of the benchmark credit, gain exposure to a credit index and as a substitute for securities purchased. The fund held credit default swaps with total USD notional amounts ranging from approximately $15.4 million to $46.4 million, as measured at each quarter end.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AND / OR CREDIT RATING AT 8-31-16	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	RECEIVED FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Fund
	Bank of America N.A.	United Mexican States	1.360%	100,000	USD	$100,000	1.00%	Jun 2021	($2,473)	$1,021	($1,452)
	Bank of America N.A.	Volkswagen Aktiengesellschaft	0.157%	100,000	EUR	106,320	1.00%	Dec 2016	(805)	1,321	516
	Barclays Capital PLC	United Mexican States	1.360%	3,600,000	USD	3,600,000	1.00%	Jun 2021	(89,894)	37,571	(52,323)
	CitiBank N.A.	Federative Republic of Brazil	2.553%	200,000	USD	200,000	1.00%	Jun 2021	(17,000)	3,497	(13,503)
	CitiBank N.A.	United Mexican States	1.360%	300,000	USD	300,000	1.00%	Jun 2021	(7,183)	2,828	(4,355)
	Credit Suisse International	Federative Republic of Brazil	2.553%	100,000	USD	100,000	1.00%	Jun 2021	(6,917)	163	(6,754)
	Credit Suisse International	United Mexican States	1.360%	100,000	USD	100,000	1.00%	Jun 2021	(2,384)	932	(1,452)

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AND / OR CREDIT RATING AT 8-31-16	Notional Amount	Currency	USD Notional Amount	Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Fund, continued
	Deutsche Bank	Federative Republic of Brazil	2.553%	500,000	USD	$500,000	1.00%	Jun 2021	($42,298)	$8,539	($33,759)
	Deutsche Bank	Republic of Italy	0.885%	2,400,000	USD	2,400,000	1.00%	Mar 2019	(21,068)	32,861	11,793
	Goldman Sachs	Hellenic Republic	14.041%	100,000	USD	100,000	1.00%	Dec 2016	(1,011)	(2,667)	(3,678)
	HSBC Bank	Federative Republic of Brazil	2.553%	2,600,000	USD	2,600,000	1.00%	Jun 2021	(180,374)	4,758	(175,616)
	HSBC Bank	United Mexican States	1.360%	2,400,000	USD	2,400,000	1.00%	Jun 2021	(58,247)	23,361	(34,886)
	JPMorgan Chase Bank	Federative Republic of Brazil	2.553%	200,000	USD	200,000	1.00%	Jun 2021	(13,958)	449	(13,509)
	JPMorgan Chase Bank	Russian Federation	2.173%	700,000	USD	700,000	1.00%	Jun 2021	(42,216)	6,497	(35,719)
	Merrill Lynch International	CMBX.NA.AAA Indices	0.876%	2,100,000	USD	2,100,000	0.50%	Oct 2057	(143,940)	85,410	(58,530)
	Centrally Cleared Swaps
		CMBX.NA.AAA.8 SP	0.876%	5,100,000	USD	1,500,000	0.500%	Oct 2057	(262,456)	120,307	(142,149)
						$17,006,320			($892,224)	$326,848	($565,376)

Total Return Fund

The fund used credit default swaps to take a long position in exposure of the benchmark credit, gain exposure to a credit index and as a substitute for securities purchased. The fund held credit default swaps with total USD notional amounts ranging from approximately $59.5 million to $261.8 million, as measured at each quarter end.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AND / OR CREDIT RATING AT 8-31-16	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	RECEIVED FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Fund
	Bank of America N.A.	Citigroup Inc.	0.22%	1,800,000	USD	$1,800,000	1.00%	Sep 2016	$371	$4,059	$4,430
	BNP Paribas	Petroleo Brasileiro International	4.46%	300,000	USD	300,000	1.00%	Mar 2020	(39,517)	6,223	(33,294)
	Citibank N.A	Sprint Communications, Inc.	4.95%	2,400,000	USD	2,400,000	5.00%	Dec 2019	79,773	(52,181)	27,592
	Citibank N.A	Volkswagen International	0.16%	4,900,000	EUR	5,381,428	1.00%	Mar 2017	17,839	18,963	36,802
	Deutsche Bank AG	Berkshire Hathaway, Inc.	0.15%	900,000	USD	900,000	1.00%	Sep 2016	242	2,007	2,249
	Deutsche Bank AG	CMBX.NA.BBB	4.50%	2,800,000	USD	2,800,000	3.00%	Jan 2047	(271,549)	26,432	(245,117)
	Goldman Sachs International	CDX.NA.IG.9	0.02%	868,049	USD	868,049	0.55%	Dec 2017	—	6,918	6,918
	Goldman Sachs International	CMBX.NA.AAA	0.88%	14,300,000	USD	14,300,000	0.50%	Oct 2057	(822,134)	423,541	(398,593)
	Goldman Sachs International	CMBX.NA.BBB	4.66%	5,700,000	USD	5,700,000	3.00%	May 2063	(390,731)	(86,882)	(477,613)
	Goldman Sachs International	Petroleo Brasileiro International	4.26%	300,000	USD	300,000	1.00%	Dec 2019	(21,649)	(7,787)	(29,436)
	Goldman Sachs International	Sprint Communications, Inc.	4.95%	2,200,000	USD	2,200,000	5.00%	Dec 2019	76,325	(51,032)	25,293
	Goldman Sachs International	Tesco PLC	1.98%	3,000,000	EUR	3,268,049	1.00%	Dec 2020	(247,142)	116,828	(130,314)
	Goldman Sachs International	United Mexican States	0.25%	1,100,000	USD	1,100,000	1.00%	Sep 2016	(53)	2,741	2,688
	HSBC Bank USA	Petroleo Brasileiro International	4.46%	100,000	USD	100,000	1.00%	Mar 2020	(12,487)	1,389	(11,098)
	HSBC Bank USA	United Mexican States	0.25%	200,000	USD	200,000	1.00%	Sep 2016	19	470	489
	HSBC Bank USA	United Mexican States	0.33%	100,000	USD	100,000	1.00%	Dec 2016	95	313	408
	JP Morgan Chase Bank, N.A.	CDX.NA.IG.9	0.02%	1,928,998	USD	1,928,998	0.55%	Dec 2017	—	15,518	15,518
	JP Morgan Chase Bank, N.A.	Federative Republic of Brazil	0.44%	900,000	USD	900,000	1.00%	Sep 2016	(56)	2,162	2,106
	JP Morgan Chase Bank, N.A.	United Mexican States	0.25%	200,000	USD	200,000	1.00%	Sep 2016	19	470	489
	JP Morgan Chase Bank, N.A.	United Mexican States	0.33%	1,300,000	USD	1,300,000	1.00%	Dec 2016	1,717	3,587	5,304
	Merrill Lynch International Limited	CMBX.NA.AAA	0.99%	8,000,000	USD	8,000,000	0.50%	Sep 2058	(323,664)	(558)	(324,222)
	Merrill Lynch International Limited	CMBX.NA.BBB	4.66%	1,200,000	USD	1,200,000	3.00%	May 2063	(110,397)	9,847	(100,550)
	Morgan Stanley Capital Services	CMBX.NA.BBB	4.66%	6,600,000	USD	6,600,000	3.00%	May 2063	(471,515)	(81,536)	(553,051)
	Morgan Stanley Capital Services	United Mexican States	0.25%	2,400,000	USD	2,400,000	1.00%	Sep 2016	(105)	5,969	5,864
	Morgan Stanley Capital Services	United Mexican States	0.99%	8,200,000	USD	8,200,000	1.00%	Dec 2019	30,750	(11,038)	19,712
	UBS AG	United Mexican States	0.25%	1,100,000	USD	1,100,000	1.00%	Sep 2016	(49)	2,737	2,688
						$73,546,524			($2,503,898)	$359,160	($2,144,738)

Currency swaps  A currency swap is an agreement between a fund and a counterparty to exchange cash flows based on the notional difference among two or more currencies.

The following tables summarize the currency swap contracts held at August 31, 2016, and the range of notional contracts amounts held by the funds during the year ended August 31, 2016. In addition, the tables detail how the funds used currency swap contracts during the year ended August 31, 2016:

Global Bond Fund

The fund used currency swaps to manage against anticipated currency exchange rate changes, maintain diversity of the fund, and as a substitute for securities purchased. The fund held currency swaps with total USD notional amounts ranging from approximately $75.4 million to $102.9 million, as measured at each quarter end.

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	COUNTERPARTY	RECEIVE	PAY	MATURITY DATE		NOTIONAL AMOUNT OF CURRENCY RECEIVED	NOTIONAL AMOUNT OF CURRENCY DELIVERED	UNAMORTIZED UPFRONT PAYMENT	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Fund
	Bank of America N.A.	Floating rate equal to 3 Month EURIBOR less 0.5000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Sep 2021	EUR	9,100,000	9,864,400	$24,110	$251,313	$275,423
	Deutsche Bank AG	Floating rate equal to 3 Month EURIBOR less 0.2000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Sep 2021	EUR	5,400,000	5,853,600	151,890	11,548	163,438
	Citibank N.A.	Floating rate equal to 3 Month EURIBOR less 0.5000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Sep 2026	EUR	6,190,000	6,709,960	102,322	106,317	208,639
	Bank of America N.A.	Floating rate equal to 3 Month EURIBOR less 0.5000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Sep 2026	EUR	1,800,000	1,951,200	56,250	4,420	60,670
	Goldman Sachs Bank USA	Floating rate equal to 3 Month GBP-LIBOR less 0.1200% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2019	GBP	10,000,000	14,474,500	(133,429)	(1,199,151)	(1,332,580)
	Citibank N.A.	Floating rate equal to 3 Month GBP-LIBOR less 0.1400% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2019	GBP	6,600,000	9,306,000	32,957	(668,799)	(635,842)
	Bank of America N.A.	Floating rate equal to 3 Month GBP-LIBOR less 0.1500% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2019	GBP	9,100,000	12,942,300	(9,977)	(980,814)	(990,791)
	Goldman Sachs Bank USA	Floating rate equal to 3 Month EURIBOR less 0.4300% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Sep 2026	EUR	900,000	975,600	34,515	4,235	38,750
	UBS AG Stamford	Floating rate equal to 3 Month EURIBOR less 0.4336% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2026	EUR	1,900,000	2,139,400	(1,140)	(1,364)	(2,504)
	Goldman Sachs Bank USA	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 Month JPY-LIBOR less 0.7550% based on the notional amount of the currency received	Sep 2018	USD	2,324,118	2,334,630	10,513	3,708	14,221
	Morgan Stanley Capital Services, Inc.	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 Month JPY-LIBOR less 0.7530% based on the notional amount of the currency received	Sep 2018	USD	1,267,489	1,267,057	(432)	10,568	10,136

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	COUNTERPARTY	RECEIVE	PAY	MATURITY DATE		NOTIONAL AMOUNT OF CURRENCY RECEIVED	NOTIONAL AMOUNT OF CURRENCY DELIVERED	UNAMORTIZED UPFRONT PAYMENT	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Fund, continued
	UBS AG Stamford	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 Month JPY-LIBOR less 0.7550% based on the notional amount of the currency received	Sep 2018	USD	6,073,547	6,342,914	$269,367	($114,212)	$155,155
	Deutsche Bank AG	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 Month JPY-LIBOR less 0.7600% based on the notional amount of the currency received	Sep 2018	USD	6,068,939	6,037,736	(31,204)	(118,154)	(149,358)
	Goldman Sachs Bank USA	Floating rate equal to 3 Month CAD-LIBOR less 0.1250% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Dec 2018	CAD	6,600,000	5,045,486	(13,438)	1,827	(11,611)
	Goldman Sachs Bank USA	Floating rate equal to 3 Month CAD-LIBOR less 0.1225% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Dec 2018	CAD	6,500,000	4,969,039	(1,899)	(9,291)	(11,190)
	Deutsche Bank AG	Floating rate equal to 3 Month EUR-LIBOR less 0.4775% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2022	EUR	3,300,000	3,715,470	5,335	(37,126)	(31,791)
	Citibank N.A.	Floating rate equal to 3 Month EUR-LIBOR less 0.46975% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2022	EUR	8,000,000	9,007,200	17,603	(91,079)	(73,476)
								$513,343	($2,826,054)	($2,312,711)

Investment Quality Bond

The fund used currency swaps to establish positions that take advantage of the differential between rates in two different markets. The fund held currency swaps with total USD notional amounts ranging up to approximately $1.1 million, as measured at each quarter end. At August 31, 2016 the fund held no open currency swap contracts.

Inflation Swaps  In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The following tables summarize the inflation swap contracts held at August 31, 2016, and the range of notional contracts amounts held by the funds during the year ended August 31, 2016. In addition, the tables detail how the funds used inflation swap contracts during the year ended August 31, 2016:

Global Bond Fund

The fund used inflation swaps to take a position on current versus future inflation expectations. The fund held inflation swaps with total USD notional amounts ranging up to approximately $6.6 million, as measured at each quarter end. At August 31, 2016 the fund held no open inflation swap contracts.

Investment Quality Bond

The fund used inflation swaps to take a position on current versus future inflation expectations. The fund held inflation swaps with total USD notional amounts ranging up to approximately $3.1 million, as measured at each quarter end. At August 31, 2016 the fund held no open inflation swap contracts.

Real Return Bond Fund

The fund used inflation swaps to take a position on current versus future inflation expectations. The fund held inflation swaps with total USD notional amounts ranging from approximately $121.8 million to $193.2 million, as measured at each quarter end.

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Fund
	Bank of America N.A.	4,000,000	USD	$4,000,000	Fixed 1.7%	USA-CPI-U	Apr 2017	—	$10,213	$10,213
	Bank of America N.A.	500,000	USD	500,000	Fixed 1.58%	USA-CPI-U	May 2018	—	(393)	(393)
	Bank of America N.A.	1,500,000	USD	1,500,000	Fixed 1.565%	USA-CPI-U	Jun 2018	—	(1,069)	(1,069)
	Bank of America N.A.	11,700,000	USD	11,700,000	Fixed 1.57%	USA-CPI-U	Nov 2020	—	(40,739)	(40,739)
	Bank of America N.A.	500,000	USD	500,000	Fixed 1.73%	USA-CPI-U	Aug 2025	—	(6,060)	(6,060)
	Bank of America N.A.	200,000	GBP	313,940	UK-RPI	Fixed 3.43%	Jun 2030	$55	21,486	21,541
	Bank of America N.A.	1,300,000	GBP	2,017,665	UK-RPI	Fixed 3.35%	Aug 2030	(14,834)	118,731	103,897
	BNP Paribas	14,500,000	USD	14,500,000	Fixed 2.25%	USA-CPI-U	Jul 2017	27,852	(834,068)	(806,216)
	BNP Paribas	100,000	EUR	113,405	Fixed .55%	EUR-EXT-CPI	Oct 2017	—	(477)	(477)
	BNP Paribas	2,800,000	EUR	3,151,262	Fixed .80625%	EUR-EXT-CPI	Apr 2021	—	5,740	5,740
	BNP Paribas	400,000	EUR	451,860	Fixed 1.09%	EUR-EXT-CPI	Jun 2026	131	(1,950)	(1,819)
	BNP Paribas	600,000	GBP	922,890	UK-RPI	Fixed 3.40%	Jun 2030	2,820	56,554	59,374
	CitiBank N.A.	11,100,000	USD	11,100,000	Fixed 2.25%	USA-CPI-U	Jul 2017	2,664	(619,837)	(617,173)
	CitiBank N.A.	2,000,000	EUR	2,130,300	Fixed .305%	EUR-EXT-CPI	Sep 2016	1	(6,432)	(6,431)
	CitiBank N.A.	9,500,000	EUR	10,709,517	EUR-EXT-CPI	Fixed .83%	May 2018	—	(17,514)	(17,514)
	CitiBank N.A.	100,000	EUR	112,825	Fixed 0.655%	EUR-EXT-CPI	Aug 2018	(89)	(680)	(769)
	CitiBank N.A.	200,000	EUR	223,670	Fixed 0.64%	EUR-EXT-CPI	Sep 2018	—	(1,403)	(1,403)
	CitiBank N.A.	200,000	EUR	224,090	Fixed .65%	EUR-EXT-CPI	Oct 2018	—	(1,306)	(1,306)
	CitiBank N.A.	7,300,000	EUR	8,226,656	Fixed .806%	EUR-EXT-CPI	Apr 2021	—	14,965	14,965
	CitiBank N.A.	7,200,000	EUR	8,116,521	Fixed .875%	EUR-EXT-CPI	May 2021	—	(75)	(75)
	CitiBank N.A.	1,700,000	EUR	1,915,965	EUR-EXT-CPI	Fixed 1.1775%	May 2026	(265)	22,823	22,558
	CitiBank N.A.	1,100,000	EUR	1,223,085	Fixed 1.09%	EUR-EXT-CPI	Jun 2026	(5,404)	403	(5,001)
	CitiBank N.A.	1,900,000	GBP	2,838,791	UK-RPI	Fixed 3.19%	Apr 2030	—	95,967	95,967
	CitiBank N.A.	1,000,000	GBP	1,525,150	UK-RPI	Fixed 3.35%	May 2030	—	91,029	91,029
	CitiBank N.A.	1,700,000	GBP	2,668,492	UK-RPI	Fixed 3.43%	Jun 2030	1,174	181,926	183,100
	CitiBank N.A.	1,000,000	GBP	1,548,800	UK-RPI	Fixed 3.325%	Aug 2030	(3,302)	76,020	72,718
	CitiBank N.A.	400,000	GBP	612,140	UK-RPI	Fixed 3.275%	Sep 2030	—	23,289	23,289
	CitiBank N.A.	200,000	GBP	287,950	UK-RPI	Fixed 3.14%	Apr 2031	—	(423)	(423)
	Credit Suisse International	200,000	EUR	223,670	Fixed 0.615%	EUR-EXT-CPI	Sep 2018	—	(1,232)	(1,232)
	Credit Suisse International	200,000	GBP	311,770	UK-RPI	Fixed 3.3525%	May 2030	—	18,350	18,350
	Credit Suisse International	1,000,000	GBP	1,569,701	UK-RPI	Fixed 3.43%	Jun 2030	(683)	108,389	107,706
	Credit Suisse International	400,000	GBP	567,840	UK-RPI	Fixed 3.14%	Apr 2031	—	(846)	(846)
	Deutsche Bank	525,000	USD	525,000	US CPI Urban Consumers NSA	Fixed 1.725%	Mar 2019	—	(6,987)	(6,987)
	Deutsche Bank	14,200,000	USD	14,200,000	USA-CPI-U	Fixed 1.55%	Jan 2017	—	15,289	15,289
	Deutsche Bank	300,000	EUR	344,415	Fixed .58%	EUR-EXT-CPI	Oct 2017	(35)	(1,598)	(1,633)
	Deutsche Bank	100,000	EUR	111,085	Fixed .57%	EUR-EXT-CPI	Oct 2017	—	(522)	(522)
	Deutsche Bank	200,000	EUR	224,150	Fixed 0.605%	EUR-EXT-CPI	Sep 2018	—	(1,163)	(1,163)
	Deutsche Bank	600,000	EUR	674,130	Fixed .65%	EUR-EXT-CPI	Oct 2018	317	(4,236)	(3,919)
	Deutsche Bank	2,500,000	USD	2,500,000	Fixed 2.1725%	USA-CPI-U	Nov 2018	—	(123,534)	(123,534)
	Deutsche Bank	700,000	EUR	790,125	Fixed .806%	EUR-EXT-CPI	Apr 2021	—	1,435	1,435
	Deutsche Bank	1,100,000	USD	1,100,000	Fixed 2.5%	USA-CPI-U	Jul 2022	6,591	(145,898)	(139,307)
	Deutsche Bank	500,000	EUR	561,975	Fixed 1.09%	EUR-EXT-CPI	Jun 2026	(943)	(1,330)	(2,273)
	Deutsche Bank	1,600,000	GBP	2,495,061	UK-RPI	Fixed 3.325%	Aug 2030	4,779	111,569	116,348
	Deutsche Bank	3,700,000	GBP	4,887,883	UK-RPI	Fixed 3.10%	Jun 2031	—	(90,161)	(90,161)
	Goldman Sachs International	7,600,000	USD	7,600,000	Fixed 2.415%	USA-CPI-U	Feb 2017	469	(401,187)	(400,718)
	Goldman Sachs International	1,800,000	USD	1,800,000	Fixed 2.033%	USA-CPI-U	Apr 2018	—	(78,755)	(78,755)
	Goldman Sachs International	300,000	EUR	335,800	Fixed 0.65%	EUR-EXT-CPI	Sep 2018	(239)	(1,968)	(2,207)
	Goldman Sachs International	600,000	USD	600,000	Fixed 2.175%	USA-CPI-U	Oct 2018	(374)	(29,168)	(29,542)
	Goldman Sachs International	500,000	EUR	564,825	Fixed 1.09%	EUR-EXT-CPI	Jun 2026	—	(2,273)	(2,273)
	Goldman Sachs International	800,000	GBP	1,230,519	UK-RPI	Fixed 3.40%	Jun 2030	2,502	76,663	79,165
	Goldman Sachs International	3,270,000	GBP	5,091,192	UK-RPI	Fixed 3.325%	Aug 2030	(15,296)	253,083	237,787
	Goldman Sachs International	500,000	GBP	751,975	UK-RPI	Fixed 3.3575%	Apr 2035	—	61,939	61,939
	Goldman Sachs International	700,000	GBP	1,012,270	Fixed 3.145%	UK-RPI	May 2046	11,823	(21,824)	(10,001)
	Goldman Sachs International	300,000	GBP	430,875	Fixed 3.12%	UK-RPI	Jun 2046	—	5,999	5,999
	JPMorgan Chase Bank, N.A.	900,000	EUR	958,230	Fixed .32%	EUR-EXT-CPI	Sep 2016	—	(3,045)	(3,045)
	JPMorgan Chase Bank, N.A.	400,000	EUR	455,420	Fixed .58%	EUR-EXT-CPI	Oct 2017	—	(2,177)	(2,177)
	JPMorgan Chase Bank, N.A.	2,700,000	USD	2,700,000	Fixed 1.55%	USA-CPI-U	Jul 2021	—	2,401	2,401
	JPMorgan Chase Bank, N.A.	2,700,000	USD	2,700,000	USA-CPI-U	Fixed 1.73%	Jul 2021	—	(8,307)	(8,307)
	JPMorgan Chase Bank, N.A.	7,300,000	USD	7,300,000	USA-CPI-U	Fixed 1.762%	Aug 2026	—	16,221	16,221
	JPMorgan Chase Bank, N.A.	400,000	GBP	615,260	UK-RPI	Fixed 3.40%	Jun 2030	(204)	39,786	39,582
	JPMorgan Chase Bank, N.A.	800,000	GBP	1,220,560	UK-RPI	Fixed 3.275	Sep 2030	—	46,578	46,578
	Morgan Stanley Capital Services LLC	3,180,000	EUR	3,595,308	Fixed .80625%	EUR-EXT-CPI	Apr 2021	—	6,519	6,519
	Morgan Stanley Capital Services LLC	2,500,000	USD	2,500,000	USA-CPI-U	Fixed 1.80%	Jul 2026	—	10,011	10,011
	Morgan Stanley Capital Services LLC	1,600,000	GBP	2,472,879	UK-RPI	Fixed 3.32%	May 2030	—	131,785	131,785
	The Royal Bank of Scotland PLC	1,800,000	EUR	2,008,980	FRC-EXT-CPI	Fixed 1.14%	Aug 2026	—	1,665	1,665
	The Royal Bank of Scotland PLC	2,000,000	USD	2,000,000	Fixed 1.935%	USA-CPI-U	Oct 2016	(5,900)	(53,310)	(59,210)
	The Royal Bank of Scotland PLC	7,200,000	USD	7,200,000	Fixed 1.93%	USA-CPI-U	Oct 2016	—	(213,657)	(213,657)
	The Royal Bank of Scotland PLC	12,100,000	USD	12,100,000	Fixed 2.25%	USA-CPI-U	Jul 2017	15,592	(688,366)	(672,774)

DERIVATIVE INSTRUMENTS, CONTINUED

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Fund, continued
	UBS AG	900,000	EUR	$1,017,030	Fixed .525%	EUR-EXT-CPI	Oct 2017	$247	($4,030)	($3,783)
	UBS AG	600,000	EUR	683,190	Fixed 0.61%	EUR-EXT-CPI	Sep 2018	—	(3,593)	(3,593)
				$193,166,092				$29,449	($1,794,765)	($1,765,316)

Total Return Fund

The fund used inflation swaps to take a position on current versus future inflation expectations. The fund held inflation swaps with total USD notional amounts ranging up to approximately $10.2 million, as measured at each quarter end. At August 31, 2016, the fund held no open inflation swap contracts.

Volatility Swaps  Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured volatility of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price volatility on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price volatility, a fund would receive the payoff amount when the realized price volatility of the underlying asset is greater than the strike price and would owe the payoff amount when the price volatility is less than the strike price. As a payer of the realized price volatility a fund would owe the payoff amount when the realized price volatility of the underlying asset is greater than the strike price and would receive the payoff amount when the volatility is less than the strike price. Payments on volatility swaps will be greater if they are based upon the mathematical square of volatility (which is referred to as “variance”). This type of volatility swap is referred to as a variance swap.

The following tables summarize the volatility swap contracts held at August 31, 2016, and the range of notional contracts amounts held by the funds during the year ended August 31, 2016. In addition, the tables detail how the funds used volatility swap contracts during the year ended August 31, 2016:

Global Bond Fund

The fund used volatility swaps to gain direct exposure to the volatility of an asset. The fund held volatility swaps with total USD notional amounts from approximately $68,032 to $155,147, as measured at each quarter end.

Fund	Counterparty	Reference Entity	Currency	Notional Amount	USD Notional Amount	(Pay)/ Receive Volatility	Volatility Strike Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Fund
	Deutsche Bank	EUR versus CHF	CHF	6,000	$6,075	Receive	8.50%	Sep 2016	—	$17,157	$17,157
	Deutsche Bank	EUR versus CHF	CHF	3,000	3,009	Receive	8.40%	Dec 2016	—	6,922	6,922
	Deutsche Bank	EUR versus CHF	CHF	8,000	8,193	Receive	7.25%	Jan 2017	—	7,261	7,261
	Deutsche Bank	EUR versus CHF	CHF	5,000	5,116	Receive	6.85%	Jan 2017	—	2,174	2,174
	Deutsche Bank	EUR versus CHF	CHF	9,000	9,251	Receive	8.50%	Mar 2017	—	15,974	15,974
	Deutsche Bank	EUR versus CHF	CHF	6,000	6,221	Receive	8.15%	Mar 2017	—	7,969	7,969
	Deutsche Bank	USD versus CHF	CHF	6,000	6,075	Pay	10.00%	Sep 2016	—	3,576	3,576
	Deutsche Bank	USD versus CHF	CHF	3,000	3,009	Pay	10.80%	Dec 2016	—	2,429	2,429
	Deutsche Bank	USD versus CHF	CHF	8,000	8,193	Pay	9.25%	Jan 2017	—	(3,041)	(3,041)
	Deutsche Bank	USD versus CHF	CHF	5,000	5,116	Pay	8.75%	Jan 2017	—	(4,876)	(4,876)
	Deutsche Bank	USD versus CHF	CHF	9,000	9,251	Pay	10.30%	Mar 2017	—	4,711	4,711
	Deutsche Bank	USD versus CHF	CHF	6,000	6,221	Pay	10.05%	Mar 2017	—	1,911	1,911
					$75,730				—	$62,167	$62,167

Total Return Fund

The fund used volatility swaps to gain direct exposure to the volatility of an asset. The fund held volatility swaps with total USD notional amounts up to approximately $14,000, as measured at each quarter end. At August 31, 2016 the fund held no open volatility swap contracts.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the funds at August 31, 2016 by risk category:

Fund	Risk	Statements of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
All Cap Core Fund	Equity	Receivable/payable for futures	Futures†	$83,368	—
				$83,368	—
Alpha Opportunities Fund	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency	$4,054	—
				$4,054	—

DERIVATIVE INSTRUMENTS, CONTINUED

Fund	Risk	Statements of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Asia Pacific Total Return Bond Fund	Interest rate	Receivable/payable for futures	Futures†	$12,078	($442)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency	360,591	(235,519)
				$372,669	($235,961)
Capital Appreciation Value Fund	Equity	Written options, at value	Written options	—	($9,603,540)
				—	($9,603,540)
Global Bond Fund	Interest rate	Receivable/payable for futures	Futures†	$1,596,072	($1,017,520)
	Interest rate	Written options, at value	Written options	—	(43,684)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	5,261,193	(15,468,039)
	Interest rate	Investments in unaffiliated investments, at value*	Purchased options	214,519	—
	Credit	Swap contracts, at value	Credit default swapsˆ	369,998	(1,421,911)
	Credit	Written options, at value	Written options	—	(3,113)
	Foreign currency	Swap contracts, at value	Volatility swapsˆ	70,084	(7,917)
	Foreign currency	Written options, at value	Written options	—	(379,812)
	Foreign currency	Investments in unaffiliated investments, at value*	Purchased options	125,198	—
	Foreign currency	Swap contracts, at value	Currency swapsˆ	926,432	(3,239,143)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency	2,461,361	(3,965,753)
				$11,024,854	($25,546,892)
Health Sciences Fund	Equity	Written options, at value	Written options	—	($39,092)
				—	($39,092)
High Yield Fund	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency	$53,077	($16,312)
	Credit	Swap contracts, at value	Credit default swapsˆ	—	(1,053,362)
	Interest rate	Receivable/payable for futures	Futures†	19,738	(116,279)
				$72,815	($1,185,953)
Investment Quality Bond Fund	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency	$158,250	($228,932)
	Foreign currency	Investments in unaffiliated investments, at value*	Purchased options	23,327	—
	Interest rate	Receivable/payable for futures	Futures†	201,560	(232,151)
	Credit	Swap contracts, at value	Credit default swapsˆ	1,020,269	(965,224)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	—	(1,355,743)
				$1,403,406	($2,785,050)
Real Return Bond Fund	Interest rate	Receivable/payable for futures	Futures†	$467,870	($588,412)
	Interest rate	Written options, at value	Written options	—	(1,538,920)
	Credit	Written options, at value	Written options	—	(1,110)
	Foreign currency	Written options, at value	Written options	—	(81,063)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	27,937	(9,947,585)
	Interest rate	Swap contracts, at value	Inflation swapsˆ	1,603,171	(3,368,487)
	Interest rate	Investments in unaffiliated investments, at value*	Purchased options	3,144,682	—
	Credit	Swap contracts, at value	Credit default swapsˆ	12,309	(807,884)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency	1,255,134	(2,717,392)
				$6,511,103	($19,050,853)
Strategic Equity Allocation Fund	Equity	Receivable/payable for futures	Futures†	$6,711,374	($219,195)
	Interest rate	Receivable/payable for futures	Futures†	—	(157,194)
				$6,711,374	($376,389)

DERIVATIVE INSTRUMENTS, CONTINUED

Fund	Risk	Statements of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Total Return Fund	Interest rate	Receivable/payable for futures	Futures†	$611,997	($3,693,600)
	Interest rate	Written options, at value	Written options	—	(717,956)
	Foreign currency	Written options, at value	Written options	—	(52,806)
	Credit	Written options, at value	Written options	—	(2,062)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	—	(57,514,287)
	Credit	Swap contracts, at value	Credit default swapsˆ	158,550	(2,303,288)
	Interest rate	Investments in unaffiliated investments, at value*	Purchased options	948,620	—
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency	6,771,299	(1,812,900)
				$8,490,466	($66,096,899)

†	Reflects cumulative appreciation/depreciation on futures. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio of Investments

ˆ	Reflects cumulative appreciation/depreciation on swap contracts. Receivable/Payable for exchange cleared swaps, which represents margin, and swap contracts at value, which represents appreciation/depreciation on OTC swaps, are shown separately on Statements of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

	Statements of Operations Location—Net Realized Gain (Loss) on:
Fund	Risk	Investments in Unaffiliated Investments and Foreign Currency Transactions[1]	Written Options	Futures Contracts	Swap Contracts	Investments in Unaffiliated Investments and Foreign Currency Transactions[2]	Total
Active Bond Fund	Interest rate	—	—	$27,931	—	—	$27,931
	Total	—	—	$27,931	—	—	$27,931
All Cap Core Fund	Equity	—	—	$1,094,718	—	—	$1,094,718
	Total	—	—	$1,094,718	—	—	1,094,718
Alpha Opportunities Fund	Foreign currency	—	—	—	—	($808,604)	($808,604)
	Total	—	—	—	—	($808,604)	($808,604)
Asia Pacific Total Return Bond Fund	Interest rate	—	—	($57,831)	—	—	($57,831)
	Foreign currency	—	—	—	—	($4,600,719)	(4,600,719)
	Total	—	—	($57,831)	—	($4,600,719)	($4,658,550)
Capital Appreciation Value Fund	Equity	—	$798,929	—	—	—	$798,929
	Total	—	$798,929	—	—	—	$798,929
Global Bond Fund	Interest rate	($716,006)	$1,079,337	$11,037,332	($10,476,830)	—	$923,833
	Credit	—	252,180	—	(58,257)	—	193,923
	Foreign currency	(581,706)	685,929	—	(1,004,389)	$8,745,130	7,844,964
	Total	($1,297,712)	$2,017,446	$11,037,332	($11,539,476)	$8,745,130	$8,962,720
Health Sciences Fund	Equity	—	$227,569	—	—	—	$227,569
	Total	—	$227,569	—	—	—	$227,569
High Yield Fund	Interest rate	—	—	$2,032,559	—	—	$2,032,559
	Credit	—	—	—	($388,794)	—	(388,794)
	Foreign currency	—	—	—	—	$473,395	473,395
	Total	—	—	$2,032,559	($388,794)	$473,395	$2,117,160
Investment Quality Bond Fund	Interest rate	($65,258)	—	$727,138	($555,857)	—	$106,023
	Credit	—	—	—	(2,227,990)	—	(2,227,990)
	Foreign currency	67,174	$6,486	—	(28,463)	($548,430)	(503,233)
	Total	$1,916	$6,486	$727,138	($2,812,310)	($548,430)	($2,625,200)
Real Return Bond Fund	Interest rate	($1,227,381)	$1,140,976	($3,158,116)	($8,974,524)	—	($12,219,045)
	Foreign currency	(44,101)	211,455	—	—	$2,813,574	2,980,928
	Equity	—	—	—	—	—	—
	Credit	—	122,568	—	528,011	—	650,579
	Total	($1,271,482)	$1,474,999	($3,158,116)	($8,446,513)	$2,813,574	($8,587,538)
Strategic Equity Allocation Fund	Equity	—	—	($1,354,954)	—	—	($1,354,954)
	Foreign currency	—	—	(192,837)	—	($8,633,302)	(8,826,139)
	Total	—	—	($1,547,791)	—	($8,633,302)	($10,181,093)
Total Return Fund	Interest rate	($1,812,403)	$7,061,778	$1,822,571	($28,678,757)	—	($21,606,811)
	Credit	—	150,842	—	1,058,986	—	1,209,828
	Foreign currency	—	5,359,804	—	159,035.00	$33,015,357	38,534,196
	Total	($1,812,403)	$12,572,424	$1,822,571	($27,460,736)	$33,015,357	$18,137,213

1	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.

2	Realized gain/loss associated with forward foreign currency is included in this caption on the Statements of operations.

DERIVATIVE INSTRUMENTS, CONTINUED

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2016:

	Statements of Operations Location—Change in Unrealized Appreciation (Depreciation) of:
Fund	Risk	Investments in Unaffiliated Investments and Translation of Assets and Liabilities in Foreign Currencies[1]	Written Options	Futures Contracts	Swap Contracts	Investments in Unaffiliated Investments and Translation of Assets and Liabilities in Foreign Currencies[2]	Total
All Cap Core Fund	Equity	—	—	$530,038	—	—	$530,038
	Total	—	—	$530,038	—	—	$530,038
Alpha Opportunities Fund	Foreign currency	—	—	—	—	$279,191	$279,191
	Total	—	—	—	—	$279,191	$279,191
Asia Pacific Total Return Bond Fund	Interest rate	—	—	$11,636	—	—	$11,636
	Foreign currency	—	—	—	—	$98,301	98,301
	Total	—	—	$11,636	—	$98,301	$109,937
Capital Appreciation Value Fund	Equity	—	$2,797,402	—	—	—	$2,797,402
	Total	—	$2,797,402	—	—	—	$2,797,402
Global Bond Fund	Interest rate	$565,146	($194,247)	$2,346,574	($956,658)	—	$1,760,815
	Credit	—	(20,042)	—	209,909	—	189,867
	Foreign currency	(169,736)	215,735	—	(3,642,616)	($3,834,559)	(7,431,176)
	Total	$395,410	$1,446	$2,346,574	($4,389,365)	($3,834,559)	($5,480,494)
Health Sciences Fund	Equity	—	($52,349)	—	—	—	($52,349)
	Total	—	($52,349)	—	—	—	($52,349)
High Yield Fund	Interest rate	—	—	$9,275	—	—	$9,275
	Credit	—	—	—	($142,654)	—	(142,654)
	Foreign currency	—	—	—	—	$275,035	275,035
	Total	—	—	$9,275	($142,654)	$275,035	$141,656
Investment Quality Bond Fund	Interest rate	—	—	$34,671	($666,709)	—	($632,038)
	Credit	—	—	—	130,927	—	130,927
	Foreign currency	($11,428)	—	—	—	($249,894)	(261,322)
	Total	($11,428)	—	$34,671	($535,782)	(249,894)	($762,433)
Real Return Bond Fund	Interest rate	($1,103,342)	$790,388	$314,879	($4,189,397)	—	($4,187,472)
	Credit	—	(22,265)	—	465,779	—	443,514
	Foreign currency	—	235,220	—	—	($1,827,017)	(1,591,797)
	Total	($1,103,342)	$1,003,343	$314,879	($3,723,618)	($1,827,017)	($5,335,755)
Strategic Equity Allocation Fund	Interest rate	—	—	$99,300	—	—	$99,300
	Equity	—	—	28,111,341	—	—	28,111,341
	Foreign currency	—	—	—	—	$1,881,709	1,881,709
	Total	—	—	$28,210,641	—	$1,881,709	$30,092,350
Total Return Fund	Interest rate	($1,285,666)	$597,823	$733,356	($30,137,621)	—	($29,908,355)
	Credit	—	761	—	692,064	—	509,072
	Foreign currency	—	427,550	—	—	($29,545,265)	(29,117,715)
	Total	($1,285,666)	$1,026,134	$733,356	($29,445,557)	($29,545,265)	($58,516,998)

1	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.

2	Change in unrealized appreciation/depreciation associated with forward foreign currency is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the funds. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the funds. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee.  The funds have an investment management agreement with the Advisor under which the funds pay a monthly management fee to the Advisor equivalent on an annual basis as detailed below. Aggregate net assets generally include the net assets of the funds and the net assets of a similar fund of John Hancock Variable Insurance Trust (JHVIT), unless otherwise noted below. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Investment Management Services, LLC, and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.

•	Active Bond Fund — a) 0.600% of the first $2.5 billion of aggregate net assets; b) 0.575% of the next $2.5 billion of aggregate net assets and c) 0.550% of the excess over $5 billion of aggregate net assets.

•	All Cap Core Fund — a) 0.800% of the first $500 million of aggregate net assets and b) 0.750% of the excess over $500 million of aggregate net assets.

•	Alpha Opportunities Fund — a) 0.975% of the first $1 billion of aggregate net assets; b) 0.950% of the next $1 billion of aggregate net assets; and c) 0.90% of the excess over $2 billion of aggregate net assets.

•	Asia Pacific Total Return Bond Fund — a) 0.725% of the first $250 million of average net assets; b) 0.700% of the next $250 million of average net assets and c) 0.600% of the excess over $500 million of average net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Capital Appreciation Fund — a) 0.850% of the first $300 million of aggregate net assets; b) 0.800% of the next $200 million of aggregate net assets; c) 0.700% of the next $500 million of aggregate net assets; and d) 0.670% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Fund — If net assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggre- gate net assets and b) 0.850% of the excess over $250 million of aggregate net assets. If net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets. If net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets and b) 0.800% of the excess over $500 million of aggregate net assets. If net assets equal or exceed $3 billion, then the management fee to be paid is 0.800% of aggregate net assets.

•	Core Bond Fund — a) 0.690% of the first $200 million of aggregate net assets; b) 0.640% of the next $200 million of aggregate net assets; and c) 0.570% of the excess over $400 million of aggregate net assets.

•	Fundamental Global Franchise Fund — a) 0.800% of the first $1 billion of average net assets and b) 0.780% of the excess over $1 billion of average net assets.

•	Global Bond Fund and Real Estate Securities Fund — 0.700% of aggregate net assets.

•	Global Real Estate Fund — a) 0.900% of the first $500 million of average net assets; b) 0.875% of the next $250 million of average net assets; and c) 0.850% of the excess over $750 million of average net assets.

•	Health Sciences Fund — a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the next $250 million of aggregate net assets; and c) 0.950% of excess over $750 million of aggregate net assets. However, when aggregate net assets exceed $750 million, the management fee is 0.95% on all net assets.

•	High Yield Fund — a) 0.700% of the first $500 million of aggregate net assets and b) 0.650% of the excess over $500 million of aggregate net assets.

•	International Growth Opportunities Fund — a) 0.975% of the first $100 million of average net assets; b) 0.850% of the next $300 million of average net assets; and c) 0.750% of the excess over $400 million of average net assets.

•	International Growth Stock Fund — a) 0.850% of the first $250 million of aggregate net assets; b) 0.800% of the next $500 million of aggregate net assets; and c) 0.750% of the excess over $750 million of aggregate net assets.

•	International Small Cap Fund — a) 1.050% of the first $200 million of average net assets; b) 0.950% of the next $300 million of average net assets; and c) 0.850% of the excess over $500 million of average net assets.

•	International Value Fund — Aggregate net assets are the aggregate net assets of the fund, Income Fund, International Small Cap Fund and the following funds of JHVIT: International Value Trust, Global Trust, Income Trust and Mutual Shares Trust. The management fee paid is as follows: a) 0.950% of the first $150 million of aggregate net assets; b) 0.850% of the next $150 million of aggregate net assets; and c) 0.800% of the excess over $300 million of aggregate net assets.

•	Investment Quality Bond Fund — a) 0.600% of the first $500 million of aggregate net assets and b) 0.550% of the excess over $500 million of aggregate net assets.

•	Lifestyle II Portfolios — Each fund pays the advisor a management fee for its services to the fund. The management fee has two components: (a) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (b) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets). The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any applicable fund identified in the advisory agreement), and is equivalent to the sum of a) 0.050% for the first $7.5 billion of aggregate net assets and b) 0.040% of the excess over $7.5 billion of aggregate net assets. The fee on other assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any applicable fund identified in the advisory agreement), and is equivalent to the sum of: a) 0.500% of the first $7.5 billion of aggregate net assets and b) 0.490% of the excess over $7.5 billion of aggregate net assets.

•	Mid Cap Stock Fund — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of the next $300 million of aggregate net assets; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Value Fund — a) 1.050% of the first $20 million of aggregate net assets; b)1.000% of the next $30 million of aggregate net assets; and c) 0.950% of the excess over $50 million of aggregate net assets. However, when aggregate net assets exceed $50 million, then the management fee rate is 0.950% on all net assets of the fund.

•	Real Estate Equity Fund — a) 0.875% of the first $250 million of average net assets; b) 0.850% of the next $250 million of average net assets; and c) 0.825% of the excess over $500 million of average net assets.

•	Real Return Bond Fund — a) 0.700% of the first $1 billion of aggregate net assets; and b) 0.650% of the excess over $1 billion of aggregate net assets.

•	Science & Technology Fund — a) 1.050% of the first $500 million of aggregate net assets; and (b) 1.000% of the excess over $500 million of aggregate net assets.

•	Short Term Government Income Fund — a) 0.570% of the first $250 million of aggregate net assets; and b) 0.550% of the excess over $250 million of aggregate net assets.

•	Small Cap Growth Fund — a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% of the next $400 million of aggregate net assets; and c) 1.000% of the excess over $500 million of aggregate net assets.

•	Small Company Growth Fund — a) 1.050% of the first $250 million of aggregate net assets; and b) 1.000% of the excess over $250 million of aggregate net assets. However, when the aggregate net assets exceed $1 billion, then the management fee rate is 1.000% on all net assets of the fund.

•	Small Company Value Fund — a) 1.050% of the first $500 million of aggregate net assets; and b) 1.000% of the excess over $500 million of aggregate net assets.

•	Strategic Equity Allocation Fund — a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of the next $5 billion; c) 0.625% of the next $2.5 billion; and d) 0.600% of the excess over $10 billion of aggregate net assets.

•	Total Return Fund — a) 0.700% of the first $1 billion of Total Return Net Assets; and b) 0.650% of the excess over $1 billion of Total Return Net Assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	U.S. High Yield Bond Fund — a) 0.750% of the first $200 million of average net assets and b) 0.720% of the excess over $200 million of average net assets.

•	Value Fund — a) 0.750% of the first $200 million of aggregate net assets; b) 0.725% of the next $300 million of aggregate net assets; and c) 0.650% of the excess over $500 million of aggregate net assets.

The organizations described below act as the subadvisors to the Trust and its funds pursuant to Subadvisory Agreements with the Advisor. Fund management is allocated among the following managers:

Fund	Subadvisor(s)
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
International Growth Opportunities Fund	Baillie Gifford Overseas Ltd
Active Bond Fund	Declaration Management & Research LLC[1] and John Hancock Asset Management a division of Manulife Asset Management (US)LLC[1,3]
Global Real Estate Fund Real Estate Securities Fund	Deutsche Investment Management Americas Inc. and RREEF America L.L.C.
International Small Cap Fund	Franklin Templeton Investments Corporation
International Growth Stock Fund	Invesco Advisers, Inc.
Small Company Growth Fund
Value Fund
Capital Appreciation Fund	Jennison Associates, LLC
Lifestyle II Aggressive Portfolio Lifestyle II Balanced Portfolio	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1,2,3]
Lifestyle II Conservative Portfolio
Lifestyle II Growth Portfolio
Lifestyle II Moderate Portfolio
Asia Pacific Total Return Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1,3]
Fundamental Global Franchise Fund
Short Term Government Income Fund
Strategic Equity Allocation Fund
Global Bond Fund	Pacific Investment Management Company LLC
Real Return Bond Fund
Total Return Fund
All Cap Core Fund	QS Investors, LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Health Sciences Fund
Mid Value Fund
Real Estate Equity Fund
Small Company Value Fund
International Value Fund	Templeton Investment Counsel, LLC
Alpha Opportunities Fund	Wellington Management Company, LLP
Investment Quality Bond Fund
Mid Cap Stock Fund
Small Cap Growth Fund
Core Bond Fund	Wells Capital Management, Incorporated
U.S. High Yield Bond Fund
High Yield Fund	Western Asset Management Company

1  An affiliate of the Advisor.

2  Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

3  Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

The funds are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective funds exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, management fees, Rule 12b-1 fees, transfer agent fees, acquired fund fees and short dividends. This expense reduction will continue in effect until terminated by the Advisor.

Fund	Expense limitation as a percentage of average net assets
Active Bond Fund	0.15%
All Cap Core Fund	0.20%
Alpha Opportunities Fund	0.20%
Capital Appreciation Fund	0.20%
Capital Appreciation Value Fund	0.20%
Core Bond Fund	0.15%
Fundamental Global Franchise Fund	0.25%
Global Bond Fund	0.15%
Global Real Estate Fund	0.25%
Health Sciences Fund	0.20%

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Fund	Expense limitation as a percentage of average net assets
High Yield Fund	0.15%
International Growth Opportunities Fund	0.25%
International Growth Stock Fund	0.25%
International Small Cap Fund	0.25%
International Value Fund	0.25%
Investment Quality Bond Fund	0.15%
Mid Cap Stock Fund	0.20%
Mid Value Fund	0.20%
Real Estate Equity Fund	0.20%
Real Estate Securities Fund	0.20%
Real Return Bond Fund	0.15%
Science & Technology Fund	0.20%
Small Cap Growth Fund	0.20%
Small Company Growth Fund	0.20%
Small Company Value Fund	0.20%
Strategic Equity Allocation Fund	0.20%
Total Return Fund	0.15%
U.S. High Yield Bond Fund	0.15%
Value Fund	0.20%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This waiver excludes the Lifestyle II Portfolios. During the year ended August 31, 2016, this waiver amounted to 0.01% of each fund’s average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reimburse Asia Pacific Total Return Bond Fund for certain fund expenses excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, class specific expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, short term dividend expense and acquired fund fees and expenses that exceed 0.15% of the fund’s average net assets. The expense limitation shall continue in effect until December 31, 2016, unless renewed by mutual agreement of the fund and the Advisor.

The Advisor contractually agreed to waive its management fee on International Value Fund so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund’s average net assets. The expense reimbursement shall continue in effect until December 31, 2016 and may terminate any time thereafter.

The Advisor contractually agreed to reduce its management fee on Total Return Fund by 0.025% of average net assets of the fund that equal or exceed $3 billion. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor voluntarily agreed to reduce its management fee that would be payable by Total Return Fund (after giving effect to asset-based breakpoints) by 0.07% of the Total Return Fund’s average daily net assets. The advisor may terminate this voluntary waiver at any time upon notice to Total Return Fund. Prior to July 1, 2016, the Advisor had voluntarily agreed to reduce its management fee by 0.02% of Total Return Fund’s average daily net assets.

For Lifestyle II Aggressive Portfolio, Lifestyle II Balanced Portfolio, Lifestyle II Conservative Portfolio, Lifestyle II Growth Portfolio and Lifestyle II Moderate Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operation expenses of each fund in an amount equal to the amount by which the expenses of the fund exceed 0.05% of the average net assets, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, acquired fund fees, short dividend expense, management fees, Rule 12b-1 fees, service fees, transfer agent fees and all other class specific expenses. This expense limitation shall continue in effect until December 31, 2016, unless renewed by mutual agreement of the funds and the Advisor.

Prior to December 31, 2015, for Lifestyle II Aggressive Portfolio, Lifestyle II Balanced Portfolio, Lifestyle II Conservative Portfolio, Lifestyle II Growth Portfolio and Lifestyle II Moderate Portfolio, the Advisor contractually agreed to reduce its management fee or, if necessary, make payment to Class R6 shares of the funds in an amount equal to the amount by which the expenses of the share class exceed 0.10% of the average annual net assets, excluding fund level expenses such as management fees, acquired fund fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expense not incurred in the ordinary course of business and short dividend expense.

The Advisor voluntarily agreed to waive its management fee on Strategic Equity Allocation Fund so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund’s average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

The Advisor voluntarily agreed to waive a portion of its management fees for the funds subadvised by T. Rowe Price Associates, Inc. which include Capital Appreciation Value Fund, Health Sciences Fund, Mid Value Fund, Real Estate Equity Fund, Science & Technology Fund and Small Company Value Fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T. Rowe Price Associates, Inc. This voluntary expense reimbursement may terminate at any time.

The Advisor voluntarily agreed to waive a portion of its management fees for the funds subadvised by Deutsche Investment Management Americas, Inc. which include Global Real Estate Fund and Real Estate Securities Fund. This voluntary waiver is the amount that the subadvisory fee is reduced by Deutsche Investment Management Americas, Inc. This voluntary expense reimbursement may terminate at any time.

The Advisor voluntarily agreed to reduce its management fee that would be payable by Alpha Opportunities Fund (after giving effect to asset-based breakpoints) by 0.03% of the fund’s average daily net assets. The Advisor may terminate this voluntary waiver at any time upon notice to the fund.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

For the year ended August 31, 2016, the waivers under these agreements amounted to:

Expense Reimbursement by Class
Fund	Class A	Class I	Class R6	Class 1	Class NAV	Total
Active Bond Fund	—	—	—	$21,096	$123,611	$144,707
All Cap Core Fund	—	—	—	—	46,490	46,490
Alpha Opportunities Fund	—	—	—	—	573,404	573,404
Asia Pacific Total Return Bond Fund	—	—	—	—	30,574	30,574
Capital Appreciation Fund	—	—	—	43,036	106,000	149,036
Capital Appreciation Value Fund	—	—	—	—	807,885	807,885
Core Bond Fund	—	—	—	14,220	81,273	95,493
Fundamental Global Franchise Fund	$10	$119	—	—	32,927	33,056
Global Bond Fund	—	—	—	4,383	32,326	36,709
Global Real Estate Fund	—	—	—	—	17,180	17,180
Health Sciences Fund	—	—	—	—	156,697	156,697
High Yield Fund	—	—	—	24,983	13,369	38,352
International Growth Opportunities Fund	—	—	—	—	58,895	58,895
International Growth Stock Fund	—	—	—	—	56,082	56,082
International Small Cap Fund	—	—	—	6,302	48,783	55,085
International Value Fund	—	—	—	13,832	104,160	117,992
Investment Quality Bond Fund	—	—	—	5,406	37,179	42,585
Lifestyle II Aggressive Portfolio	—	—	$120	44,189	—	44,309
Lifestyle II Conservative Portfolio	—	—	277	51,636	—	51,913
Lifestyle II Growth Portfolio	—	—	65	9,488	—	9,553
Lifestyle II Moderate Portfolio	—	—	401	46,942	—	47,343
Mid Cap Stock Fund	—	—	—	25,017	84,616	109,633
Mid Value Fund	—	—	—	—	488,153	488,153
Real Estate Equity Fund	—	—	—	—	104,008	104,008
Real Estate Securities Fund	—	—	—	43,020	—	43,020
Real Return Bond Fund	—	—	—	6,047	51,314	57,361
Science & Technology Fund	—	—	—	—	342,719	342,719
Short Term Government Income Fund	—	—	—	—	19,311	19,311
Small Cap Growth Fund	—	—	—	—	14,834	14,834
Small Company Growth Fund	—	—	—	—	13,128	13,128
Small Company Value Fund	—	—	—	47,855	114,889	162,744
Strategic Equity Allocation Fund	—	—	—	—	9,002,281	9,002,281
Total Return Fund	—	—	—	8,192	684,524	692,716
U.S. High Yield Bond Fund	—	—	—	5,699	18,059	23,758
Value Fund	—	—	—	—	26,146	26,146

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The net investment management fees incurred for the year ended August 31, 2016, including the impact of waivers and reimbursements were equivalent to an annual effective rate of the funds’ average net assets as follows:

Fund	Annual Effective Rate
Active Bond Fund	0.59%
All Cap Core Fund	0.77%
Alpha Opportunities Fund	0.92%
Asia Pacific Total Return Bond Fund	0.71%
Capital Appreciation Fund	0.70%
Capital Appreciation Value Fund	0.77%
Core Bond Fund	0.58%
Fundamental Global Franchise Fund	0.79%
Global Bond Fund	0.69%
Global Real Estate Fund	0.89%
Health Sciences Fund	0.98%
High Yield Fund	0.68%
International Growth Opportunities Fund	0.81%
International Growth Stock Fund	0.79%
International Small Cap Fund	0.94%
International Value Fund	0.79%
Investment Quality Bond Fund	0.57%
Lifestyle II Aggressive Portfolio	0.13%
Lifestyle II Balanced Portfolio	0.31%
Lifestyle II Conservative Portfolio	0.33%
Lifestyle II Growth Portfolio	0.24%
Lifestyle II Moderate Portfolio	0.30%
Mid Cap Stock Fund	0.83%
Mid Value Fund	0.90%
Real Estate Equity Fund	0.83%
Real Estate Securities Fund	0.69%
Real Return Bond Fund	0.69%
Science & Technology Fund	0.98%
Short Term Government Income Fund	0.55%
Small Cap Growth Fund	1.04%
Small Company Growth Fund	0.99%
Small Company Value Fund	0.98%
Strategic Equity Allocation Fund	0.49%
Total Return Fund	0.64%
U.S. High Yield Bond Fund	0.73%
Value Fund	0.69%

Accounting and legal services.  Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended August 31, 2016 amounted to an annual rate of 0.01% of each fund’s average daily net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Distribution and service plans.  Certain funds have a distribution agreement with the Distributor. The funds have adopted distribution and service plans with respect to Class A and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the funds. The funds may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

Class	Rule 12b-1 Fee
Class A	0.30%
Class 1	0.05%

Sales charges.  Class A shares of Fundamental Global Franchise Fund may be subject to up-front sales charges. For the year ended August 31, 2016 no sales charges were assessed.

Class A shares of Fundamental Global Franchise Fund may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2016, there were no CDSCs received by the Distributor for these shares.

Transfer agent fees.  The funds have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses.  Class level expenses for the year ended August 31, 2016 were:

Class	Distribution and Service Fees	Transfer Agent Fees
Fundamental Global Franchise Fund
Class A	$391	$164
Class I	—	1,786
Total	$391	$1,950
Lifestyle II Aggressive Portfolio
Class 1	$36,549	—
Class R6	—	$32
Total	$36,549	$32
Lifestyle II Balanced Portfolio
Class 1	$123,742	—
Class R6	—	$21
Total	$123,742	$21
Lifestyle II Conservative Portfolio
Class 1	$25,184	—
Class R6	—	$47
Total	$25,184	$47
Lifestyle II Growth Portfolio
Class 1	$91,454	—
Class R6	—	$158
Total	$91,454	$158
Lifestyle II Moderate Portfolio
Class 1	$31,488	—
Class R6	—	$90
Total	$31,488	$90

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program  Pursuant to an Exemptive Order issued by the SEC, the funds, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The funds’ activity in this program during the period for which loans were outstanding was as follows:

Fund	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Active Bond Fund	Lender	$10,974,531	1	0.70%	$213
All Cap Core Fund	Lender	6,984,558	1	0.72%	139
Capital Appreciation Fund	Borrower	16,993,154	6	0.71%	(1,997)
Capital Appreciation Fund	Lender	3,025,816	1	0.71%	60
Capital Appreciation Value Fund	Lender	1,718,896	1	0.57%	27
Fundamental Global Franchise Fund	Lender	996,017	1	0.57%	16
Health Sciences Fund	Lender	2,000,000	3	0.71%	119
Mid Value Fund	Lender	12,259,309	4	0.69%	940

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Fund	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Real Estate Equity Fund	Lender	$7,200,000	1	0.67%	$133
Science & Technology Fund	Lender	19,194,524	1	0.70%	373
Short Term Government Income Fund	Lender	5,500,000	3	0.72%	328
Small Company Value Fund	Lender	3,000,000	1	0.72%	60
U.S. High Yield Bond Fund	Lender	14,500,000	1	0.72%	288

6.  FUND SHARE TRANSACTIONS Transactions in the funds’ shares for the years ended August 31, 2016 and 2015 were as follows:

Active Bond Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	8,223,620	$82,810,517	13,985,601	$143,948,911
Distributions reinvested	933,741	9,346,248	630,912	6,440,454
Repurchased	(1,193,587)	(12,009,262)	(621,300)	(6,379,280)
Net increase	7,963,774	$80,147,503	13,995,213	$144,010,085
Class NAV shares
Sold	33,622,133	$335,627,996	9,044,060	$93,514,958
Distributions reinvested	5,644,459	56,449,857	6,604,539	67,413,868
Repurchased	(14,503,389)	(146,069,175)	(14,651,105)	(150,040,639)
Net increase	24,763,203	$246,008,678	997,494	$10,888,187
Total net increase	32,726,977	$326,156,181	14,992,707	$154,898,272

All Cap Core Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	78,090	$1,022,083	—	—
Distributions reinvested	7,088,754	85,277,704	4,366,891	$58,472,663
Repurchased	(9,677,841)	(121,506,922)	(6,653,211)	(93,865,535)
Net decrease	(2,510,997)	($35,207,135)	(2,286,320)	($35,392,872)

Alpha Opportunities Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,584,509	$18,022,401	1,743,061	$21,943,640
Distributions reinvested	19,241,014	205,301,615	18,274,973	222,771,922
Repurchased	(23,227,737)	(245,081,925)	(21,607,067)	(274,602,603)
Net decrease	(2,402,214)	($21,757,909)	(1,589,033)	($29,887,041)

Asia Pacific Total Return Bond Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	679,930	$6,325,465	2,944	$27,089
Distributions reinvested	1,372,787	12,135,441	1,245,663	11,460,097
Repurchased	(6,585,456)	(59,353,624)	—	—
Net increase (decrease)	(4,532,739)	($40,892,718)	1,248,607	$11,487,186

Capital Appreciation Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,883,052	$33,376,074	1,609,723	$29,913,402
Distributions reinvested	4,604,453	77,723,170	2,519,171	43,556,466
Repurchased	(5,726,976)	(93,287,393)	(3,799,242)	(69,082,537)
Net increase	760,529	$17,811,851	329,652	$4,387,331
Class NAV shares
Sold	3,342,054	$53,127,832	2,579,978	$47,317,650
Distributions reinvested	10,997,777	185,972,408	7,605,393	131,725,410
Repurchased	(13,086,189)	(229,639,806)	(23,696,192)	(437,243,547)
Net increase (decrease)	1,253,642	$9,460,434	(13,510,821)	($258,200,487)
Total net increase (decrease)	2,014,171	$27,272,285	(13,181,169)	($253,813,156)

Capital Appreciation Value Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	919,192	$10,488,334	12,169,567	$149,842,811
Distributions reinvested	21,566,886	232,922,370	21,404,219	250,001,280
Repurchased	(10,386,081)	(122,324,119)	(21,292,619)	(262,298,922)
Net increase	12,099,997	$121,086,585	12,281,167	$137,545,169

FUND SHARE TRANSACTIONS, CONTINUED

Core Bond Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	4,315,071	$56,821,532	6,116,957	$80,400,137
Distributions reinvested	259,391	3,390,519	151,291	1,966,489
Repurchased	(1,197,788)	(15,717,607)	(455,910)	(5,952,260)
Net increase	3,376,674	$44,494,444	5,812,338	$76,414,366
Class NAV shares
Sold	19,020,711	$249,811,047	58,165,847	$766,215,552
Distributions reinvested	1,539,518	20,094,493	803,272	10,419,950
Repurchased	(9,958,935)	(130,365,047)	(10,314,625)	(133,998,731)
Net increase	10,601,294	$139,540,493	48,654,494	$642,636,771
Total net increase	13,977,968	$184,034,937	54,466,832	$719,051,137

Fundamental Global Franchise Fund[1]	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class I shares
Sold	90,994	$1,119,168	44,380	$587,589
Distributions reinvested	9,536	122,445	2,641	32,930
Repurchased	(27,022)	(337,239)	(12,361)	(157,818)
Net increase	73,508	$904,374	34,660	$462,701
Class NAV shares
Sold	1,668,463	$22,485,808	2,227,963	$29,351,030
Distributions reinvested	3,571,277	45,855,199	2,165,169	26,999,657
Repurchased	(7,834,234)	(104,772,419)	(3,417,849)	(44,555,063)
Net increase (decrease)	(2,594,494)	($36,431,412)	975,283	$11,795,624
Total net increase (decrease)	(2,520,986)	($35,527,038)	1,009,943	$12,258,325

1 There were no fund shares transactions for Class A shares for the years ended 8-31-16 and 8-31-15.

Global Bond Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,205,703	$15,052,513	430,163	$5,200,413
Distributions reinvested	1,115	13,163	—	—
Repurchased	(941,104)	(11,576,636)	(1,075,953)	(12,995,621)
Net increase (decrease)	265,714	$3,489,040	(645,790)	($7,795,208)
Class NAV shares
Sold	1,194,153	$14,699,678	2,377,058	$28,774,854
Distributions reinvested	24,098	284,112	—	—
Repurchased	(7,517,945)	(91,867,733)	(5,905,323)	(70,577,269)
Net decrease	(6,299,694)	($76,883,943)	(3,528,265)	($41,802,415)
Total net decrease	(6,033,980)	($73,394,903)	(4,174,055)	($49,597,623)

Global Real Estate Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	839,317	$7,589,550	2,592,879	$24,069,967
Distributions reinvested	590,643	5,422,106	862,517	8,099,034
Repurchased	(12,197,713)	(112,472,630)	(6,902,436)	(65,662,090)
Net decrease	(10,767,753)	($99,460,974)	(3,447,040)	($33,493,089)

Health Sciences Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	5,830,524	$34,699,753	6,279	$123,645
Distributions reinvested	34,771,674	210,716,347	8,744,316	141,133,260
Repurchased	(21,611,717)	(165,302,430)	(19,680,291)	(381,681,772)
Net increase (decrease)	18,990,481	$80,113,670	(10,929,696)	($240,424,867)

High Yield Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,103,100	$16,366,926	1,616,178	$14,439,716
Distributions reinvested	3,283,847	25,062,983	3,729,842	33,012,583
Repurchased	(9,466,389)	(72,305,788)	(11,436,849)	(100,961,808)
Net decrease	(4,079,442)	($30,875,879)	(6,090,829)	($53,509,509)
Class NAV shares
Sold	2,852,239	$20,951,355	824,866	$7,241,231
Distributions reinvested	1,805,952	13,653,830	2,433,355	21,407,470
Repurchased	(7,754,163)	(60,542,912)	(24,118,426)	(219,624,923)
Net decrease	(3,095,972)	($25,937,727)	(20,860,205)	($190,976,222)
Total net decrease	(7,175,414)	($56,813,606)	(26,951,034)	($244,485,731)

International Growth Opportunities Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,842,385	$32,512,701	11,450,369	$156,648,899
Distributions reinvested	310,366	3,805,088	2,820,471	36,073,830
Repurchased	(13,071,950)	(154,056,742)	(3,830,363)	(52,310,251)
Net increase (decrease)	(9,919,199)	($117,738,953)	10,440,477	$140,412,478

FUND SHARE TRANSACTIONS, CONTINUED

International Growth Stock Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	5,629,303	$68,679,694	10,834,094	$149,482,431
Distributions reinvested	1,833,907	22,648,749	2,380,353	30,873,174
Repurchased	(6,251,824)	(76,578,840)	(588,672)	(8,110,953)
Net increase	1,211,386	$14,749,603	12,625,775	$172,244,652

International Small Cap Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	149,367	$2,579,876	704,357	$13,929,445
Distributions reinvested	47,923	849,681	30,520	540,204
Repurchased	(1,247,365)	(21,594,533)	(1,253,203)	(23,031,833)
Net decrease	(1,050,075)	($18,164,976)	(518,326)	($8,562,184)
Class NAV shares
Sold	1,556,982	$26,958,543	8,752,706	$167,485,617
Distributions reinvested	388,353	6,881,611	189,423	3,350,891
Repurchased	(10,326,008)	(178,652,234)	(175,956)	(3,126,378)
Net increase (decrease)	(8,380,673)	($144,812,080)	8,766,173	$167,710,130
Total net increase (decrease)	(9,430,748)	($162,977,056)	8,247,847	$159,147,946

International Value Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	449,435	$6,185,685	681,463	$11,090,652
Distributions reinvested	268,821	3,736,616	408,405	6,220,011
Repurchased	(2,286,402)	(31,715,436)	(2,483,627)	(39,293,511)
Net decrease	(1,568,146)	($21,793,135)	(1,393,759)	($21,982,848)
Class NAV shares
Sold	3,732,729	$50,738,997	14,701,387	$232,343,144
Distributions reinvested	2,183,571	30,264,287	2,927,945	44,475,478
Repurchased	(22,919,620)	(316,876,947)	(8,621,024)	(142,689,211)
Net increase (decrease)	(17,003,320)	($235,873,663)	9,008,308	$134,129,411
Total net increase (decrease)	(18,571,466)	($257,666,798)	7,614,549	$112,146,563

Investment Quality Bond Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,536,163	$18,890,575	1,845,379	$22,962,912
Distributions reinvested	170,753	2,065,864	149,420	1,845,370
Repurchased	(783,361)	(9,595,291)	(852,986)	(10,595,183)
Net increase	923,555	$11,361,148	1,141,813	$14,213,099
Class NAV shares
Sold	1,898,058	$23,025,948	10,968,962	$136,893,482
Distributions reinvested	1,225,457	14,796,935	1,108,236	13,663,029
Repurchased	(4,074,349)	(49,922,499)	(839,680)	(10,320,852)
Net increase (decrease)	(950,834)	($12,099,616)	11,237,518	$140,235,659
Total net increase (decrease)	(27,279)	($738,468)	12,379,331	$154,448,758

Lifestyle II Aggressive Portfolio	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	3,647	$37,154	29,014	$312,677
Distributions reinvested	253	2,623	384	4,117
Repurchased	(18,401)	(190,857)	(12,644)	(134,671)
Net increase (decrease)	(14,501)	($151,080)	16,754	$182,123
Class 1 shares
Sold	6,076,955	$62,823,325	4,096,312	$44,395,921
Distributions reinvested	115,959	1,200,181	21,773	233,627
Repurchased	(984,818)	(10,232,223)	(171,913)	(1,823,549)
Net increase	5,208,096	$53,791,283	3,946,172	$42,805,999
Total net increase	5,193,595	$53,640,203	3,962,926	$42,988,122

Lifestyle II Balanced Portfolio	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	444	$4,464	3,461	$36,650
Distributions reinvested	63	638	1	11
Repurchased	(3,872)	(39,605)	(84)	(902)
Net increase (decrease)	(3,365)	($34,503)	3,378	$35,759
Class 1 shares
Sold	19,998,562	$205,190,163	13,792,402	$145,913,551
Distributions reinvested	515,160	5,262,397	77,367	817,116
Repurchased	(1,927,594)	(19,710,289)	(865,698)	(9,072,500)
Net increase	18,586,128	$190,742,271	13,004,071	$137,658,167
Total net increase	18,582,763	$190,707,768	13,007,449	$137,693,926

FUND SHARE TRANSACTIONS, CONTINUED

Lifestyle II Conservative Portfolio	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	1,548	$15,729	21,387	$220,083
Distributions reinvested	522	5,298	—	—
Repurchased	(11,940)	(120,558)	(27)	(279)
Net increase (decrease)	(9,870)	($99,531)	21,360	$219,804
Class 1 shares
Sold	4,785,722	$48,805,886	2,778,126	$28,807,726
Distributions reinvested	109,094	1,111,053	18,520	191,614
Repurchased	(745,508)	(7,655,295)	(166,269)	(1,727,508)
Net increase	4,149,308	$42,261,644	2,630,377	$27,271,832
Total net increase	4,139,438	$42,162,113	2,651,737	$27,491,636

Lifestyle II Growth Portfolio	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	5,659	$58,252	92,953	$1,002,752
Distributions reinvested	1,519	15,704	23	241
Repurchased	(30,527)	(313,452)	(511)	(5,481)
Net increase (decrease)	(23,349)	($239,496)	92,465	$997,512
Class 1 shares
Sold	14,768,683	$153,634,442	10,608,821	$114,352,136
Distributions reinvested	268,346	2,774,699	40,343	430,864
Repurchased	(1,135,290)	(11,869,273)	(259,926)	(2,778,458)
Net increase	13,901,739	$144,539,868	10,389,238	$112,004,542
Total net increase	13,878,390	$144,300,372	10,481,703	$113,002,054

Lifestyle II Moderate Portfolio	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	2,020	$20,488	57,813	$602,312
Distributions reinvested	1,331	13,467	270	2,819
Repurchased	(7,261)	(74,378)	(12,417)	(128,938)
Net increase (decrease)	(3,910)	($40,423)	45,666	$476,193
Class 1 shares
Sold	4,672,892	$48,013,456	4,238,115	$44,398,931
Distributions reinvested	147,094	1,490,279	28,708	299,298
Repurchased	(769,046)	(7,923,538)	(235,012)	(2,451,082)
Net increase	4,050,940	$41,580,197	4,031,811	$42,247,147
Total net increase	4,047,030	$41,539,774	4,077,477	$42,723,340

Mid Cap Stock Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	857,409	$15,968,566	1,400,909	$30,069,903
Distributions reinvested	2,177,106	39,928,134	2,292,352	45,732,424
Repurchased	(2,807,434)	(50,891,241)	(1,902,997)	(40,765,956)
Net increase	227,081	$5,005,459	1,790,264	$35,036,371
Class NAV shares
Sold	2,289,914	$41,092,879	821,769	$17,334,874
Distributions reinvested	7,217,005	133,298,081	8,507,665	170,748,835
Repurchased	(6,880,072)	(124,636,184)	(10,132,043)	(216,784,340)
Net increase (decrease)	2,626,847	$49,754,776	(802,609)	($28,700,631)
Total net increase	2,853,928	$54,760,235	987,655	$6,335,740

Mid Value Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	361,436	$5,349,873	867,203	$14,553,572
Distributions reinvested	7,442,465	103,599,118	8,027,267	128,677,086
Repurchased	(11,733,691)	(169,815,417)	(6,550,680)	(108,590,172)
Net increase (decrease)	(3,929,790)	($60,866,426)	2,343,790	$34,640,486

Real Estate Equity Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,288,002	$14,810,545	2,127,428	$24,933,622
Distributions reinvested	2,448,841	27,182,135	788,860	9,616,206
Repurchased	(5,955,366)	(70,164,744)	(5,241,697)	(63,615,615)
Net decrease	(2,218,523)	($28,172,064)	(2,325,409)	($29,065,787)

Real Estate Securities Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	4,980,827	$72,190,113	4,254,670	$65,062,923
Distributions reinvested	4,887,509	64,368,489	3,593,187	52,891,715
Repurchased	(4,315,318)	(59,677,404)	(7,538,115)	(107,837,776)
Net increase	5,553,018	$76,881,198	309,742	$10,116,862

FUND SHARE TRANSACTIONS, CONTINUED

Real Return Bond Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	954,268	$10,618,362	766,803	$8,776,433
Distributions reinvested	101,728	1,110,720	204,615	2,333,922
Repurchased	(1,568,231)	(17,330,106)	(1,828,231)	(20,851,717)
Net decrease	(512,235)	($5,601,024)	(856,813)	($9,741,362)
Class NAV shares
Sold	41,062,070	$448,384,966	6,881,401	$76,716,388
Distributions reinvested	675,915	7,322,232	970,622	10,932,801
Repurchased	(5,136,749)	(56,190,699)	(2,894,799)	(32,711,445)
Net increase	36,601,236	$399,516,499	4,957,224	$54,937,744
Total net increase	36,089,001	$393,915,475	4,100,411	$45,196,382

Science & Technology Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,182,267	$12,522,170	76,735	$994,553
Distributions reinvested	15,540,247	169,699,499	10,643,031	137,401,534
Repurchased	(17,504,396)	(209,379,809)	(15,258,564)	(206,343,950)
Net decrease	(781,882)	($27,158,140)	(4,538,798)	($67,947,863)

Short Term Government Income Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	10,363,832	$99,966,661	1,527,423	$14,866,573
Distributions reinvested	390,225	3,760,750	402,168	3,900,419
Repurchased	(1,632,497)	(15,746,543)	(2,364,394)	(22,990,351)
Net increase (decrease)	9,121,560	$87,980,868	(434,803)	($4,223,359)

Small Cap Growth Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	3,616,130	$27,478,907	518,316	$5,400,010
Distributions reinvested	3,567,724	28,506,115	2,721,745	27,571,279
Repurchased	(3,091,889)	(23,467,759)	(3,439,737)	(36,711,886)
Net increase (decrease)	4,091,965	$32,517,263	(199,676)	($3,740,597)

Small Company Growth Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	279,724	$4,822,391	247,547	$4,960,040
Distributions reinvested	1,123,803	19,408,070	1,096,377	21,478,032
Repurchased	(1,099,267)	(19,248,856)	(1,571,180)	(32,614,484)
Net increase (decrease)	304,260	$4,981,605	(227,256)	($6,176,412)

Small Company Value Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	159,865	$4,352,182	39,751	$1,392,155
Distributions reinvested	793,818	19,662,879	260,291	8,935,796
Repurchased	(604,154)	(17,009,125)	(673,031)	(23,429,055)
Net increase (decrease)	349,529	$7,005,936	(372,989)	($13,101,104)
Class NAV shares
Sold	73,956	$1,983,673	159,612	$5,522,104
Distributions reinvested	1,953,930	48,340,224	660,886	22,668,395
Repurchased	(1,535,474)	(41,365,277)	(2,315,854)	(81,988,743)
Net increase (decrease)	492,412	$8,958,620	(1,495,356)	($53,798,244)
Total net increase (decrease)	841,941	$15,964,556	(1,868,345)	($66,899,348)

Strategic Equity Allocation Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	76,427,018	$954,499,506	82,942,160	$1,131,081,274
Distributions reinvested	29,887,927	372,702,454	18,615,399	250,377,117
Repurchased	(38,084,265)	(487,550,626)	(52,074,774)	(715,234,259)
Net increase	68,230,680	$839,651,334	49,482,785	$666,224,132

FUND SHARE TRANSACTIONS, CONTINUED

Total Return Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares[1]
Sold	63,121	$856,466	960,246	$13,325,363
Distributions reinvested	465,652	6,183,860	729,235	9,980,893
Repurchased	(18,203,497)	(243,749,170)	(6,752,153)	(93,722,833)
Net decrease	(17,674,724)	($236,708,844)	(5,062,672)	($70,416,577)
Class NAV shares
Sold	19,412,646	$258,827,508	62,320,839	$872,348,599
Distributions reinvested	5,580,375	74,115,478	4,907,635	66,977,065
Repurchased	(15,057,121)	(202,259,054)	(88,040,262)	(1,223,257,021)
Net increase (decrease)	9,935,900	$130,683,932	(20,811,788)	($283,931,357)
Total net decrease	(7,738,824)	($106,024,912)	(25,874,460)	($354,347,934)

1 Class 1 shares liquidated on October 16, 2015.

U.S. High Yield Bond Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,222,611	$13,054,986	1,067,901	$12,539,683
Distributions reinvested	494,415	5,191,686	790,353	9,175,996
Repurchased	(2,240,920)	(23,764,986)	(1,691,123)	(20,000,136)
Net increase (decrease)	(523,894)	($5,518,314)	167,131	$1,715,543
Class NAV shares
Sold	5,264,245	$55,456,972	537,567	$6,422,731
Distributions reinvested	1,548,706	16,244,920	2,705,713	31,430,019
Repurchased	(4,906,828)	(52,908,371)	(11,003,650)	(132,947,871)
Net increase (decrease)	1,906,123	$18,793,521	(7,760,370)	($95,095,121)
Total net increase (decrease)	1,382,229	$13,275,207	(7,593,239)	($93,379,578)

Value Fund	Year ended 8/31/16		Year ended 8/31/15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,184,203	$23,255,813	633,671	$7,673,551
Distributions reinvested	3,147,722	31,823,474	2,499,559	30,294,650
Repurchased	(4,442,242)	(45,331,295)	(4,011,639)	(50,011,592)
Net increase (decrease)	889,683	$9,747,992	(878,409)	($12,043,391)

For funds with Class A, Class 1 and Class NAV shares, affiliates of the Trust owned 100% of shares of beneficial interest with the exception of the following funds on August 31, 2016. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Fund	Class	% of Class
Capital Appreciation Fund	Class NAV	84.0%
Capital Appreciation Value Fund	Class NAV	99.6%
Core Bond Fund	Class NAV	61.4%
Global Real Estate Fund	Class NAV	98.3%
International Growth Stock Fund	Class NAV	99.3%
International Value Fund	Class NAV	90.7%
Lifestyle II Balanced Portfolio	Class R6	100.0%

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended August 31, 2016. In addition, purchases and sales of U.S. Treasury obligations are aggregated below for the year ended August 31, 2016:

	Purchases		Sales and maturities
Fund	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond Fund	959,608,837	$848,487,433	868,132,688	$635,500,212
All Cap Core Fund	—	1,296,541,544	—	1,406,450,059
Alpha Opportunities Fund	—	1,412,007,621	—	1,615,611,811
Asia Total Return Bond Fund	$10,468,047	200,093,247	$26,272,656	203,607,320
Capital Appreciation Fund	—	644,632,571	—	874,695,634
Capital Appreciation Value Fund	—	1,132,963,706	—	1,167,307,857
Core Bond Fund	4,877,258,011	1,664,212,395	4,859,227,788	1,534,779,805
Fundamental Global Franchise Fund	—	159,862,107	—	237,473,343
Global Bond Fund	23,508,398	324,664,123	44,368,598	276,693,096
Global Real Estate Fund	—	272,788,889	—	373,865,145
Health Sciences Fund	—	115,608,782	—	230,458,827
High Yield Fund	1,997,188	293,010,658	2,001,094	349,906,217
International Growth Opportunities Fund	—	129,400,094	—	248,282,902
International Growth Stock Fund	—	160,997,253	—	182,272,055
International Small Cap Fund	—	295,180,469	—	446,195,040
International Value Fund	—	372,905,742	—	548,665,938
Investment Quality Bond Fund	85,020,119	330,762,993	44,462,228	303,166,390

PURCHASE AND SALE OF SECURITIES, CONTINUED

	Purchases		Sales and maturities
Fund	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Lifestyle II Aggressive Portfolio	—	$65,668,879	—	$10,381,787
Lifestyle II Balanced Portfolio	—	221,271,218	—	26,887,774
Lifestyle II Conservative Portfolio	—	53,197,803	—	10,662,890
Lifestyle II Growth Portfolio	—	167,811,877	—	19,538,167
Lifestyle II Moderate Portfolio	—	51,989,441	—	9,782,228
Mid Cap Stock Fund	—	1,132,611,598	—	1,172,183,701
Mid Value Fund	—	484,533,102	—	631,116,278
Real Estate Equity Fund	—	29,777,206	—	78,787,688
Real Estate Securities Fund	—	840,084,063	—	809,362,878
Real Return Bond Fund	$792,404,644	149,714,813	$414,881,516	150,693,441
Science & Technology Fund	—	725,886,850	—	947,131,505
Short Term Government Income Fund	60,051,131	208,875,201	29,423,505	141,079,150
Small Cap Growth Fund	—	204,480,502	—	197,155,163
Small Company Growth Fund	—	44,752,249	—	56,647,073
Small Company Value Fund	—	77,484,948	—	124,700,551
Strategic Equity Allocation Fund	—	3,654,357,289	—	2,968,085,440
Total Return Fund	239,194,274	512,543,599	$241,291,049	748,371,451
U.S. High Yield Bond Fund	—	186,134,083	—	184,835,674
Value Fund	—	133,158,960	—	147,017,797

8.  INDUSTRY OR SECTOR RISK Certain funds generally invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of a fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

9.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of a fund’s net assets. The following funds had an affiliate ownership of 5% or more of its net assets:

FUND
Active Bond Fund	85.0%
All Cap Core Fund	100.0%
Alpha Opportunities Fund	100.0%
Asia Pacific Total Return Bond Fund	100.0%
Capital Appreciation Fund	60.4%
Capital Appreciation Value Fund	99.6%
Core Bond Fund	52.0%
Fundamental Global Franchise Fund	99.5%
Global Bond Fund	86.7%
Global Real Estate Fund	98.3%
Health Sciences Fund	100.0%
High Yield Fund	35.0%
International Growth Opportunities Fund	100.0%
International Growth Stock Fund	99.4%
International Small Cap Fund	87.4%
International Value Fund	79.7%
Investment Quality Bond Fund	86.1%
Mid Cap Stock Fund	77.1%
Mid Value Fund	100.0%
Real Estate Equity Fund	100.0%
Real Return Bond Fund	91.7%
Science & Technology Fund	100.0%
Short Term Government Income Fund	100.0%
Small Cap Growth Fund	100.0%
Small Company Growth Fund	100.0%
Small Company Value Fund	69.0%
Strategic Equity Allocation Fund	100.0%
Total Return Fund	100.0%
U.S. High Yield Bond Fund	77.8%
Value Fund	100.0%

10.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS John Hancock Lifestyle II Portfolios (the portfolios) invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each underlying fund’s net assets. At August 31, 2016, the portfolios did not hold 5% or more of the net assets of the underlying funds.

Information regarding the funds’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds from the investments in affiliated underlying funds is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Lifestyle II Aggressive Portfolio
Strategic Equity Allocation	2,344,456	3,432,889	(383,702)	5,393,643	$722,495	$1,889,894	($556,196)	$70,872,464
Lifestyle II Balanced Portfolio
Strategic Equity Allocation	4,545,950	6,551,805	(480,034)	10,617,721	$1,476,527	$3,862,283	($636,766)	$139,516,854
Lifestyle II Conservative Portfolio
Strategic Equity Allocation	334,338	594,399	(225,764)	702,973	$96,588	$252,654	($260,048)	$9,237,072

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Lifestyle II Growth Portfolio
Strategic Equity Allocation	4,984,490	6,614,952	(300,960)	11,298,482	$1,400,167	$3,662,542	($526,080)	$148,462,050
Lifestyle II Moderate Portfolio
Strategic Equity Allocation	920,446	1,110,988	(235,576)	1,795,858	$250,730	$655,857	($317,926)	$23,597,568

11.  INTERFUND TRADING The funds are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016 certain funds engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:

Fund	Purchases	Sales
Active Bond Fund	$11,158,075	$28,889,925
Capital Appreciation Value Fund	3,529,997	1,569,004
Global Bond Fund	15,284,041	24,618,377
Health Sciences Fund	41,409	—
International Small Cap Fund	606,873	—
Mid Value Fund	1,290,290	552,603
Real Estate Equity Fund	49,160	—
Real Return Bond Fund	200,022,905	9,282,559
Small Company Growth Fund	2,072,286	3,404,217
Small Company Value Fund	—	2,205,030
Total Return Fund	47,732,433	82,939,087
U.S. High Yield Bond Fund	317,326	1,425,125
Value Fund	360,914	—

12.  DIRECT PLACEMENT SECURITIES The funds may hold private placement securities which are restricted as to resale and the funds have limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at August 31, 2016:

Fund	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share/par amount		Ending share/par amount		Value as a percentage of fund’s net assets		Value as of 8-31-16
Alpha Opportunities Fund	Birst, Inc., Series F	3/3/2015	$635,169	108,745		108,745		0.0	%*	$577,436
Alpha Opportunities Fund	Cloudera, Inc., Series F	2/5/2014	421,963	28,981		28,981		0.0	%*	641,060
Alpha Opportunities Fund	DocuSign, Inc., Series B	2/28/2014	21,498	1,637		1,637		0.0	%*	30,743
Alpha Opportunities Fund	DocuSign, Inc., Series B1	3/3/2014	6,448	491		491		0.0	%*	9,221
Alpha Opportunities Fund	DocuSign, Inc., Series D	3/3/2014	15,457	1,177		1,177		0.0	%*	22,104
Alpha Opportunities Fund	DocuSign, Inc., Series E	2/28/2014	334,574	30,429		25,477		0.0	%*	478,458
	Sold: 4,952 shares
Alpha Opportunities Fund	DraftKings, Inc.	12/22/2015	117,343	—		117,343		0.0	%*	117,343
	Bought: $117,343 par
Alpha Opportunities Fund	DraftKings, Inc., Series C	12/4/2014	320,646	178,010		178,010		0.0	%*	366,701
Alpha Opportunities Fund	Dropbox, Inc., Series C	1/28/2014	392,243	20,535		20,535		0.0	%*	264,696
Alpha Opportunities Fund	Essence Group Holdings Corp.	5/1/2014	604,000	381,964		381,964			0.1%	931,992
Alpha Opportunities Fund	Forward Venture	11/20/2014	1,013,632	32,560		32,560			0.1%	1,426,779
Alpha Opportunities Fund	Jand, Inc., Class A	4/23/2015	93,697	8,158		8,158		0.0	%*	94,714
Alpha Opportunities Fund	Jand, Inc., Series D	4/23/2015	209,239	18,218		18,218		0.0	%*	211,511
Alpha Opportunities Fund	Lithium Technology Corp.	8/18/2014	1,412,899	289,885		289,885			0.1%	1,385,650
Alpha Opportunities Fund	Lookout, Inc., Series F	7/31/2014	583,926	51,118		51,118		0.0	%*	387,986
Alpha Opportunities Fund	MarkLogic Corp., Series F	4/27/2015	861,146	74,146		74,146		0.0	%*	679,919
Alpha Opportunities Fund	Nutanix, Inc.	8/25/2014	938,478	70,054		70,054			0.1%	1,052,912
Alpha Opportunities Fund	Pinterest, Inc., Series G	3/16/2015	2,800,636	390,110	**	390,110	**		0.2%	2,547,418
Alpha Opportunities Fund	Redfin Corp.	12/15/2014	588,010	178,309		178,309		0.0	%*	650,828
Alpha Opportunities Fund	The Honest Company, Inc. (Common)	8/20/2014	225,387	8,330		8,330		0.0	%*	301,713
Alpha Opportunities Fund	The Honest Company, Inc. (Preferred)	8/20/2014	525,913	19,437		19,437		0.0	%*	704,008
Alpha Opportunities Fund	Uber Technologies, Inc.	6/5/2014	4,229,225	277,136		277,136			0.9%	13,516,532
Alpha Opportunities Fund	Veracode, Inc.	8/26/2014	752,670	40,760		40,760			0.1%	1,028,375
Alpha Opportunities Fund	WeWork Companies, Inc., Class A	12/8/2014	98,925	5,941		5,941		0.0	%*	298,192
Alpha Opportunities Fund	WeWork Companies, Inc., Series D1	12/8/2014	491,659	29,527		29,527			0.1%	1,482,027
Alpha Opportunities Fund	WeWork Companies, Inc., Series D2	12/8/2014	386,307	23,200		23,200			0.1%	1,164,460
Alpha Opportunities Fund	Zuora, Inc., Series F	1/15/2015	901,053	237,163		237,163			0.1%	1,081,463
										$31,454,241

DIRECT PLACEMENT SECURITIES, CONTINUED

Fund	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share/par amount		Ending share/par amount		Value as a percentage of fund’s net assets	Value as of 8-31-16

Health Sciences Fund	Acerta Pharma BV, Class B	2/8/2016	$146,475	—		4,892,850		0.2%	$369,899
	Bought: 4,892,850 shares
Health Sciences Fund	Doximity, Inc.	4/10/2014	307,268	63,738		63,738		0.1%	307,268
Health Sciences Fund	Jand, Inc., Class A	4/23/2015	194,538	16,938		16,938		0.1%	196,650
Health Sciences Fund	Jand, Inc., Series D	4/23/2015	434,397	37,822		37,822		0.2%	439,113
Health Sciences Fund	Ovid Therapeutics, Inc., Series B	8/10/2015	90,597	14,542		14,542		0.0%*	72,419
Health Sciences Fund	RPI International Holdings LP	5/21/2015	407,462	3,456		3,456		0.2%	400,558
									$1,785,907

Mid Cap Stock Fund	Birst, Inc., Series F	3/3/2015	$3,734,187	639,317		639,317		0.2%	$3,394,773
Mid Cap Stock Fund	DocuSign, Inc., Series B	3/7/2014	143,642	10,938		10,938		0.0%*	205,416
Mid Cap Stock Fund	DocuSign, Inc., Series B1	3/3/2014	43,022	3,276		3,276		0.0%*	61,523
Mid Cap Stock Fund	DocuSign, Inc., Series D	3/3/2014	103,221	7,860		7,860		0.0%*	147,611
Mid Cap Stock Fund	DocuSign, Inc., Series E	3/3/2014	2,669,489	203,275		170,192		0.2%	3,196,206
	Sold: 33,083 shares
Mid Cap Stock Fund	DraftKings, Inc.	12/22/2015	803,899	—		803,899		0.1%	803,899
	Bought: $803,899 par
Mid Cap Stock Fund	DraftKings, Inc., Series C	12/4/2014	1,906,210	1,058,252		1,058,252		0.1%	2,179,999
Mid Cap Stock Fund	Essence Group Holdings Corp.	5/1/2014	4,074,999	2,576,993		2,576,993		0.4%	6,287,863
Mid Cap Stock Fund	Forward Venture	11/20/2014	6,148,632	197,507		197,507		0.6%	8,654,757
Mid Cap Stock Fund	Jand, Inc., Class A	4/23/2015	566,972	49,365		49,365		0.0%*	573,128
Mid Cap Stock Fund	Jand, Inc., Series D	4/23/2015	1,266,036	110,231		110,231		0.1%	1,279,782
Mid Cap Stock Fund	Lithium Technology Corp.	8/18/2014	8,151,755	1,672,498		1,672,498		0.5%	7,994,540
Mid Cap Stock Fund	Lookout, Inc., Series F	7/31/2014	3,902,691	341,649		341,649		0.2%	2,593,116
Mid Cap Stock Fund	MarkLogic Corp., Series F	4/27/2015	5,035,220	433,540		433,540		0.3%	3,975,562
Mid Cap Stock Fund	Nutanix, Inc.	8/25/2014	3,669,904	273,945		273,945		0.3%	4,117,393
Mid Cap Stock Fund	One Kings Lane, Inc.	1/28/2014	8,167,372	529,764		529,764		0.0%*	550,955
Mid Cap Stock Fund	Pinterest, Inc., Series G	3/16/2015	4,097,287	570,725	**	570,725	**	0.3%	3,726,834
Mid Cap Stock Fund	Redfin Corp.	12/15/2014	3,543,553	1,074,553		1,074,553		0.3%	3,922,118
Mid Cap Stock Fund	The Honest Company, Inc. (Common)	8/20/2014	1,421,591	52,540		52,540		0.1%	1,902,999
Mid Cap Stock Fund	The Honest Company, Inc. (Preferred)	8/20/2014	3,317,036	122,593		122,593		0.3%	4,440,318
Mid Cap Stock Fund	Uber Technologies, Inc.	6/5/2014	16,434,339	1,059,388		1,059,388		3.5%	51,668,683
Mid Cap Stock Fund	Veracode, Inc.	8/26/2014	4,702,489	254,658		254,658		0.4%	6,425,021
Mid Cap Stock Fund	WeWork Companies, Inc., Class A	12/8/2014	590,916	35,488		35,488		0.1%	1,781,223
Mid Cap Stock Fund	WeWork Companies, Inc., Series D1	12/8/2014	2,936,898	176,378		176,378		0.6%	8,852,809
Mid Cap Stock Fund	WeWork Companies, Inc., Series D2	12/8/2014	2,307,551	138,582		138,582		0.5%	6,955,742
Mid Cap Stock Fund	Zuora, Inc., Series F	1/15/2015	5,332,378	1,403,516		1,403,516		0.4%	6,400,033
									$142,092,303

Science & Technology Fund	Airbnb, Inc., Series E	7/14/2015	$1,526,562	16,398		16,398		0.2%	$1,721,790
Science & Technology Fund	Cloudera, Inc., Series F	2/5/2014	665,115	45,681		45,681		0.1%	1,010,464
Science & Technology Fund	Flipkart Ltd.	3/19/2015	111,720	980		980		0.0%*	109,848
Science & Technology Fund	Flipkart, Ltd., Series A	3/19/2015	38,076	334		334		0.0%*	37,438
Science & Technology Fund	Flipkart, Ltd., Series C	3/19/2015	67,260	590		590		0.0%*	66,133
Science & Technology Fund	Flipkart, Ltd., Series E	3/19/2015	125,058	1,097		1,097		0.0%*	122,963
Science & Technology Fund	Flipkart, Ltd., Series G	12/17/2014	778,200	6,498		6,498		0.1%	728,361
Science & Technology Fund	Xiaoju Kuaizhi, Inc.	10/19/2015	460,705	—		16,798		0.1%	642,139
	Bought: 16,798 shares
									$4,439,136

Small Cap Growth Fund	Cloudera, Inc., Series F	2/5/2014	$482,256	33,122		33,122		0.4%	$732,659
Small Cap Growth Fund	DocuSign, Inc., Series B	2/28/2014	16,205	1,234		1,234		0.0%*	23,175
Small Cap Growth Fund	DocuSign, Inc., Series B1	3/3/2014	4,859	370		370		0.0%*	6,949
Small Cap Growth Fund	DocuSign, Inc., Series D	3/3/2014	11,648	887		887		0.0%*	16,658
Small Cap Growth Fund	DocuSign, Inc., Series E	2/28/2014	252,155	22,933		19,201		0.2%	360,595
	Sold: 3,732 shares
Small Cap Growth Fund	DraftKings, Inc., Series D	7/13/2015	252,828	44,990		46,784		0.1%	178,715
Small Cap Growth Fund	DraftKings, Inc., Series D1	8/11/2015	318,988	41,614		41,614		0.1%	211,399
Small Cap Growth Fund	MarkLogic Corp., Series F	4/27/2015	839,997	72,325		72,325		0.3%	663,220
Small Cap Growth Fund	Nutanix, Inc.	8/25/2014	530,100	39,570		39,570		0.3%	594,737
Small Cap Growth Fund	Telogis, Inc. (Common)	9/27/2013	322,695	162,887		162,887		0.2%	469,115
Small Cap Growth Fund	Telogis, Inc. (Preferred)	9/27/2013	488,283	221,826		221,826		0.4%	878,431
Small Cap Growth Fund	The Honest Company, Inc.	8/3/2015	585,435	12,795		12,795		0.2%	463,435

DIRECT PLACEMENT SECURITIES, CONTINUED

Fund	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share/par amount	Ending share/par amount	Value as a percentage of fund’s net assets	Value as of 8-31-16
Small Cap Growth Fund	Veracode, Inc.	8/26/2014	$562,379	30,455	30,455	0.4%	$768,380
Small Cap Growth Fund	Zuora, Inc., Series F	1/15/2015	733,242	192,994	192,994	0.4%	880,053
							$6,247,521

*	Less than 0.05%
**	Five-to-one stock split

13.  OTHER MATTERS The Trust and several of its funds, including High Yield Fund, have been named as defendants in an adversary proceeding. The Motors Liquidation Company “clawback” litigation relates to the bankruptcy of GM.Motors Liquidation Company, formerly known as GM,entered into two separate financing transactions with JPMorgan Chase Bank,N.A. (“JPM”) acting as agent for two different lending syndicates.Onewas a $300 million synthetic lease arrangement in 2001 (“Synthetic Lease”) and the otherwas a $1.5 billion term loan in 2006 (“Term Loan”).GM’s obligation to repay the Synthetic Leasewas secured by liens on twelve pieces of real estate. The Term Loanwas entirely unrelated to the Synthetic Lease and providedGMwith financing from a different syndicate of lenders. To secure the loans, the lenders took security interests in a large number of GM’s assets, including all of GM’s equipment and fixtures at forty-two facilities throughout the United States.

In 2008, GM decided to repay the amounts due under the Synthetic Lease.GM’s counsel, Mayer Brown,was asked to prepare the documents necessary for JPM and the lenders to release their security interest in the collateral securing GM’s obligations under the Synthetic Lease.GM’s counsel prepared three UCC-3s and these were reviewed by JPM’s counsel at Simpson Thatcher & Bartlett before they were filed. However, the parties did not notice that one of the UCC-3s filed terminated a UCC- 1 financing statement (UCC-1) that had been filed in connectionwith the Term Loan.None of the parties intended to terminate the UCC-1 related to the Term Loan.

The Second Circuit held that regardless of the parties’ subjective intent, the UCC-3 did in fact release JPM’s security interest in the Term Loan. As a result, the Plaintiff alleges that the loanwas in effect unsecured and the term loan lenders should have been treated as unsecured creditors and not secured in the bankruptcy. Therefore, Plaintiff alleges the lenders should return all amounts distributed to them in excess of wthat they would have received as unsecured creditors.

Among the many defendants is the John Hancock Funds II — High Yield Fund.

The total amount at issue for theHigh Yield Fund is $9,221,466. The fund cannot predict the outcome of this proceeding. The fund is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations. If the proceeding were to be decided in a manner adverse to the fund, or if the fund were to enter into a settlement agreement with the plaintiffs, the payment of such judgment or settlement could have an adverse effect on the fund’s net asset value.

John Hancock Funds II

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios’ of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (as listed in the Table of Contents on Page 2), each a series of John Hancock Funds II (the “Trust”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodians, brokers, transfer agents, agent banks and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2016

John Hancock Funds II

Federal tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended August 31, 2016.

Dividend Received Deduction  The funds report the maximum amount allowable of their net taxable income as eligible for the corporate dividends-received deduction.

Qualified Dividend Income  The funds report the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Foreign Tax Credit  The following table details the income derived from foreign sources and the amounts the funds intend to pass through as foreign tax credits for the year ended August 31, 2016:

Fund	Foreign Sourced Income	Foreign Tax Credit
Asia Pacific Total Return Bond Fund	$17,578,382	$488,784
International Growth Opportunties Fund	11,052,170	1,077,665
International Growth Stock Fund	19,788,648	1,419,032
International Small Cap Fund	17,059,835	1,649,659
International Value Fund	40,526,791	3,240,812

Long Term Capital Gains  The funds below paid the following amounts in capital gain dividends.

Fund	Capital Gains
All Cap Core Fund	$54,584,649
Alpha Opportunities Fund	140,312,842
Capital Appreciation Fund	262,651,371
Capital Appreciation Value Fund	166,446,013
Fundamental Global Franchise Fund	41,893,043
Health Sciences Fund	186,296,062
International Growth Stock Fund	12,947,188
Investment Quality Bond Fund	1,640,786
Lifestyle II Aggressive Portfolio	253,033
Lifestyle II Balanced Portfolio	427,100
Lifestyle II Conservative Portfolio	45,032
Lifestyle II Growth Portfolio	382,050
Lifestyle II Moderate Portfolio	113,012
Mid Cap Stock Fund	164,106,746
Mid Value Fund	90,287,076
Real Estate Equity Fund	22,673,088
Real Estate Securities Fund	48,277,227
Science & Technology Fund	148,406,027
Small Cap Growth Fund	28,506,115
Small Company Growth Fund	17,486,382
Small Company Value Fund	64,746,057
Strategic Equity Allocation Fund	269,626,098
Total Return Fund	2,873,875
Value Fund	29,784,275

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

John Hancock Funds II

Evaluation of advisory and subadvisory agreements by the board of trustees

This section describes the evaluation by the Board of Trustees (the “Board”) of John Hancock Funds II (the “Trust”) of the Advisory Agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Advisor”) and each of the Subadvisory Agreements (collectively, the “Subadvisory Agreements”) with respect to each of the portfolios of the Trust included in this report except those otherwise noted below (the “Funds”).

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and the Advisor and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, a “Subadvisor” and collectively, the “Subadvisors”) with respect to each of the Funds identified below in Appendix A. In addition, the following Funds included in this report are master-feeder funds and do not pay an advisory fee at the Fund level: Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio. In the case of these master-feeder funds, the Board reviewed the performance and fees of the Fund.

In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the Funds’ benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, if any, to be provided to the Funds by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)  the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisors’ investment performance and compliance programs, such as the Subadvisors’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;

(b)  the background, qualifications and skills of the Advisor’s personnel;

(c)  the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d)  the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds;

(e)  the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds; and

(f)  the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)   reviewed information prepared by management regarding the Funds’ performance

(b)  considered the comparative performance of each Fund’s respective benchmark;

John Hancock Funds II

Evaluation of advisory and subadvisory agreements by the board of trustees

(c)  considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data; and

(d)  took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board reviewed Fund performance against each Fund’s respective benchmarks and also concluded that the performance of each of the Funds generally has been in line with or outperformed the historical performance of comparable funds and/or each Fund’s respective benchmark, with certain exceptions noted in Appendix A. In such cases, the Board concluded that such performance is being monitored and reasonably addressed, where appropriate.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Advisor pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisors. The Board also noted that the Advisor pays the subadvisory fees of the Funds. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management’s discussion of the Funds’ expenses, as well as any actions taken over the past several years to reduce the Funds’ operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and each Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable.

In addition, in the case of the Lifestyle Funds (each a “Fund of Funds”), the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund of Funds, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Fund of Funds, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying portfolios.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisors that are affiliated with the Advisor) from the Advisor’s relationship with the Trust, the Board:

(a)  reviewed financial information of the Advisor;

(b)  reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;

(c)  received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d)  received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e)  considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f)  considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;

(g)  noted that certain of the Funds’ Subadvisors are affiliates of the Advisor;

(h)  noted that affiliates of the Advisor provide transfer agency services and distribution services to the Funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the products;

(i)  noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;

(j)  noted that the subadvisory fees for the Funds are paid by the Advisor and are negotiated at arms’ length with respect to the unaffiliated Subadvisors;

(k)  with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying portfolios in which the Funds may invest; and

(l)  considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including any Subadvisors that are affiliated with the Advisor), from their relationship with each Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)  considered that with respect to the John Hancock underlying portfolios in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The Funds of Funds also benefit from such overall management fee waiver through their investment in underlying portfolios that include certain of the Participating Portfolios, which are subject to the Reimbursement);

(b)  reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds’ fee structures contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints; and

(c)  considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.

John Hancock Funds II

Evaluation of advisory and subadvisory agreements by the board of trustees

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to each Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of mutual fund data;

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and unaffiliated Subadvisors.

Nature, Extent and Quality of Services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor’s current level of staffing and its overall resources, as well as received information relating to a Subadvisor’s compensation program. The Board reviewed each Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor’s compliance program and any disciplinary history. The Board also considered each Subadvisor’s risk assessment and monitoring process. The Board reviewed each Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor’s investment process and philosophy. The Board took into account that each Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor Compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements. The Board also relied on the ability of the Advisor to negotiate each Subadvisory Agreement with Subadvisors that are not affiliated with the Advisor and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by unaffiliated Subadvisors from their relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreements.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to unaffiliated Subadvisors) of any material relationships with respect to the unaffiliated Subadvisors, which include arrangements in which unaffiliated Subadvisors or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include shares of the Trust, other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans.

In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from a Subadvisor’s relationship with the Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory Fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to each Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board also took into account the subadvisory fees paid by the Advisor to a Subadvisor with respect to the Funds to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor Performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s respective peer group and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor’s focus on each Subadvisor’s performance. The Board also noted each Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreements with respect to each Fund was based on a number of determinations, including the following:

(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	although not without variation, the performance of each Fund managed by a Subadvisor generally has been in line with or outperformed the historical performance of comparable funds and/or each Fund’s respective benchmark, with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that performance is being monitored and reasonably addressed);

(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4)	the subadvisory fees are paid by the Advisor and not the Funds, and that the fee structure for certain of the Funds contains breakpoints, certain breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

In addition, in the case of each Fund of Funds, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the Fund of Funds and concluded that the subadvisory fee to be paid to the Subadvisor with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Fund of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying portfolios.

John Hancock Funds II

Evaluation of advisory and subadvisory agreements by the board of trustees

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Fund, as of December 31, 2015	Fees and Expenses	Comments

JHF II Active Bond Fund (Declaration Management & Research LLC) (Manulife Asset Management (United States))
Benchmark Index — The fund underperformed for the one-year period and outperformed for the three- and five-year periods.

Lipper Category — The fund outperformed the average for the one — and three-year periods and underperformed for the five-and ten-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are above the peer group median.

Total expenses for this fund are equal to the peer group median.

The Board noted the fund’s favorable performance relative to the benchmark index for the three- and five-year periods and to the peer group for the one- and three-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II All Cap Core Fund (QS Investors, LLC)
Benchmark Index — The fund outperformed for the one-and three-year periods and underperformed for the five-year period.

Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark for the one- and three-year periods and peer group for the one-, three- and five-year periods.

JHF II Alpha Opportunities Fund (Wellington Management Company, LLP)	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are equal to the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Asia Pacific Total Return Bond Fund (Manulife Asset Management (United States))	Benchmark Index — The fund underperformed for the one-year period. Lipper Category — The fund outperformed the average for the one-year period.
The Subadvisor fees for this fund are lower than the peer group median.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s performance, includes the favorable performance relative to the peer group for the one-year period.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Capital Appreciation Fund (Jennison Associates LLC)	Benchmark Index — The fund outperformed for the one-, three- and five-year periods. Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.
Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and to the peer group for the one-, three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Fund, as of December 31, 2015	Fees and Expenses	Comments

JHF II Capital Appreciation Value Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one- and three-year periods. Lipper Category — The fund outperformed the average for the one- and three-year periods.
The Subadvisor fees for this fund are higher than the peer group median.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board noted the fund’s favorable performance relative to the benchmark index and to the peer group for the one- and three-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Core Bond Fund (Wells Capital Management, Incorporated)
Benchmark Index — The fund underperformed for the one- and three-year periods and outperformed for the five-year period.

Lipper Category — The fund outperformed the average for the one-, three-, and five-year periods.

Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the five-year period and to the peer group for the one-, three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Fundamental Global Franchise Fund (Manulife Asset Management (United States))	Benchmark Index — The fund outperformed for the one- and three-year periods. Lipper Category — The fund outperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board noted the fund’s favorable performance relative to the benchmark index and to the peer group for the one- and three-year periods.

JHF II Global Bond Fund (Pacific Investment Management Company LLC)
Benchmark Index — The fund underperformed for the one- and three-year periods and outperformed for the five-year period.

Lipper Category — The fund underperformed the average for the one- and three-year periods and outperformed the average for the five-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the fund’s one- and three-year performance relative to its peer group.

The Board noted the fund’s favorable performance relative to the peer group and benchmark index for the five-year period.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Fund, as of December 31, 2015	Fees and Expenses	Comments

JHF II Global Real Estate Fund (Deutsche Investment Management Americas Inc./RREEF America LLC)	Benchmark Index — The fund outperformed for the one-, three- and five-year periods. Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.
Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board notes the fund’s favorable performance relative to the benchmark index and to the peer group for the one-, three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Health Sciences Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one- and three-year periods. Lipper Category — The fund outperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board noted the fund’s favorable performance relative to the benchmark index and to the peer group for the one- and three-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II High Yield Fund (Western Asset Management Company)	Benchmark Index — The underperformed for the one-, three- and five-year periods. Lipper Category — The fund underperformed the average for the one-, three- and five-year periods.
Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including its favorable performance relative to the peer group over the ten-year period.

The Board took into account management’s discussion of the fund’s expenses.

JHF II International Growth Opportunities Fund (Baillie Gifford Overseas Ltd)	Benchmark Index — The fund underperformed for the one- and three-year periods. Lipper Category — The fund underperformed the average for the one- and three-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s performance, including differences in the fund’s investment strategies relative to the peer group.

JHF II International Growth Stock Fund (Invesco Advisers, Inc.)
Benchmark Index — The fund underperformed for the one-year period and outperformed for the three- and five-year periods.

Lipper Category — The fund underperformed for the one-year period and outperformed the average for the three- and five-year periods.

The Subadvisor fees for this fund are higher than the peer group median.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board noted the fund’s favorable performance relative to the benchmark index and to the peer group for the three- and five-year periods.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Fund, as of December 31, 2015	Fees and Expenses	Comments

JHF II International Small Cap Fund (Franklin Templeton Investments Corp.)
Benchmark Index — The fund underperformed for the one- year period and outperformed for the three- and five-year periods.

Lipper Category — The fund underperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses, including action taken that will further reduce certain fund expenses.

JHF II International Value Fund (Templeton Investment Counsel, LLC)	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund underperformed the average for the one-, three- and five-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s performance, including differences in the fund’s positioning relative to the index.

JHF II Investment Quality Bond Fund (Wellington Management Company LLP)
Benchmark Index — The fund underperformed for the one- and three-year periods and outperformed for the five-year period.

Lipper Category — The fund underperformed the average for the one- and three-year periods and outperformed the average for the five-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board noted the fund’s favorable performance relative to the benchmark index and to the peer group for the five-year period.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Lifestyle II Aggressive Portfolio (Manulife Asset Management (United States)) (Manulife Asset Management (North America))	Benchmark Index — The fund underperformed for the one-year period. Lipper Category — The fund underperformed the average for the one-year period.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s performance. The Board also noted the relatively short performance history of the fund.

JHF II Lifestyle II Balanced Portfolio (Manulife Asset Management (United States)) (Manulife Asset Management (North America))	Benchmark Index — The fund underperformed for the one-year period. Lipper Category — The fund outperformed the average for the one-year period.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-year period.

The Board also noted the relatively short performance history of the fund.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Fund, as of December 31, 2015	Fees and Expenses	Comments

JHF II Lifestyle II Conservative Portfolio (Manulife Asset Management (United States)) (Manulife Asset Management (North America))	Benchmark Index — The fund underperformed for the one-year period. Lipper Category — The fund outperformed the average for the one-year period.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-year period.

The Board also noted the relatively short performance history of the fund.

JHF II Lifestyle II Growth Portfolio (Manulife Asset Management (United States)) (Manulife Asset Management (North America))	Benchmark Index — The fund underperformed for the one-year period. Lipper Category — The fund underperformed the average for the one-year period.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s performance. The Board also noted the relatively short performance history of the fund.

JHF II Lifestyle II Moderate Portfolio (Manulife Asset Management (United States)) (Manulife Asset Management (North America))	Benchmark Index — The fund underperformed for the one-year period. Lipper Category — The fund outperformed the average for the one-year period.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are equal to the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-year period.

The Board also noted the relatively short performance history of the fund.

JHF II Mid Cap Stock Fund (Wellington Management Company LLP)
Benchmark Index — The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board noted the fund’s favorable performance relative to the benchmark index for the one-year period and to the peer group for the one-, three- and five-year periods.

JHF II Mid Value Fund (T. Rowe Price Associates, Inc.)
Benchmark Index — The fund outperformed for the one- year period and underperformed for the three- and five-year periods.

Lipper Category — The fund outperformed the average for the one-and five-year periods and underperformed the average for the three-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board noted the fund’s favorable performance relative to the benchmark index for the one-year period and to the peer group for the one- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Fund, as of December 31, 2015	Fees and Expenses	Comments

JHF II Real Estate Equity Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board noted the Trust’s favorable performance relative to the peer group for the one-, three- and five-year periods. The Board took into account management’s discussion of the fund’s expenses.

JHF II Real Estate Securities Fund (Deutsche Investment Management Americas Inc./RREEF America LLC)
Benchmark Index — The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.

Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-year period and to the peer group for the one-, three- and five-year periods.

JHF II Real Return Bond Fund (Pacific Investment Management Company LLC)
Benchmark Index — The fund underperformed for the one-, three- and five-year periods.

Lipper Category — The fund underperformed for the one- and three-year periods and outperformed for the five-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board noted the fund’s favorable performance relative to the peer group for the five-year period. The Board took into account management’s discussion of the fund’s expenses.

JHF II Science & Technology Fund (Allianz Global Investors U.S. LLC) (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one- year period. Lipper Category — The fund outperformed the average for the one- year period.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are equal to the peer group median.

The Board noted the fund’s favorable performance relative to the benchmark index and to the peer group for the one-year period.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Short Term Government Income Fund (Manulife Asset Management (United States))	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Fund, as of December 31, 2015	Fees and Expenses	Comments

JHF II Small Cap Growth Fund (Wellington Management Company LLP)	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund underperformed the average for the one-, three- and five-year periods.
Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are equal to the peer group median.
The Board took into account management’s discussion of the fund’s performance. The Board took into account management’s discussion of the fund’s expenses.

JHF II Small Company Growth Fund (Invesco Advisers, Inc.)
Benchmark Index — The fund underperformed for the one- and three-year periods and outperformed for the five-year period.

Lipper Category — The fund outperformed the average for the one-, three- and five-year periods.

The subadvisor fees for this fund are higher than the peer group median.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board noted the fund’s favorable performance relative to the benchmark index for the five-year period and to the peer group for the one-, three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Small Company Value Fund (T. Rowe Price Associates, Inc.)
Benchmark Index — The fund underperformed for the three- and five-year periods and outperformed for the one-year period.

Lipper Category — The fund underperformed the average for the one-, three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-year period.

The Board also took into account management’s discussion of underlying fund expenses.

JHF II Strategic Equity Allocation Fund (Manulife Asset Management (United States))
Benchmark Index — The fund underperformed for the one- and three-year periods.

Lipper Category — The fund underperformed the average for the one-year period, and outperformed for the three-year period.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the three-year period.

JHF II Total Return Fund (Pacific Investment Management Company LLC)
Benchmark Index — The fund underperformed for the one-, three- and five-year periods.

Lipper Category — The fund outperformed the average for the one-year period and underperformed the average for the three- and five-year periods.

Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s performance, including the fund’s favorable performance relative to the peer group for the one-year period.

The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Fund, as of December 31, 2015	Fees and Expenses	Comments

JHF II U.S. High Yield Bond Fund (Wells Capital Management, Incorporated)
Benchmark Index — The fund outperformed for the one-year period and underperformed for the three- and five-year periods.

Lipper Category — The fund underperformed the average for the one-year period and outperformed the average for the three- and five-year periods.

The subadvisor fees for this fund are equal to the peer group median.

Net management fees for this fund are higher than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board noted the fund’s favorable performance relative to the benchmark index for the one-year period and relative to the peer group for the three- and five-year periods.

The Board took into account management’s discussion of the fund’s expenses.

JHF II Value Fund (Invesco Advisers, Inc.)
Benchmark Index — The fund underperformed for the one-, three- and five-year periods.

Lipper Category — The fund underperformed the average for the one-and three-year periods, and outperformed the average for the five-year period.

The subadvisor fees for this fund are lower than the peer group median.

Net management fees for this fund are lower than the peer group median.

Total expenses for this fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s performance relative to its benchmark.

The Board noted the fund’s favorable performance relative to the peer group for the five-year period.

John Hancock Funds II

Trustees and officers information

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates Born: 1946	Trustee and Chairperson of the Board (since 2005)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[2] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis[3] Born: 1941	Trustee (since 2005)
Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock Collateral Trust and John Hancock Exchange- Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[2] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[3] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[2] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012 and 2005-2006)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014).

Trustee, John Hancock retail funds[2] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015);

John Hancock Funds II

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[2] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman[3] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[2] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).
Trustee, John Hancock retail funds[2] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015);

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).
Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[2] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[2]; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

John Hancock Funds II

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Gregory A Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).
Trustee, John Hancock retail funds[2] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

NON-INDEPENDENT TRUSTEES4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle* Born: 1959	Trustee (since 2015)
Chairman, HealthFleet, Inc., (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010).
Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley Born: 1966	Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005-2012, including prior positions).

Trustee, John Hancock retail funds[2] and John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson Born: 1955	Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds[2], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012), Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

John Hancock Funds II

Trustees and officers information

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name, Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President (since 2014); Executive Vice President (2007-2014, including prior positions)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds[2], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello Born: 1955	Senior Vice President (since 2006, including prior positions); and Secretary and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[2], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds[2], John Hancock Variable Insurance Trust, John Hancock Funds II John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds[2], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone Born: 1965	Treasurer (2007-2009 and since 2010, including prior positions)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[2] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

1
Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2
John Hancock retail funds currently is composed of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer for any of these funds for the stated period.

3	Member of the audit committee.

4
Because Messr. Bromley and Thomson are senior executives or directors of the advisor and/or its affiliates, each of them is considered an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

* Non-Independent Trustee, effective 3-10-15.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 1-800-225-5291.

John Hancock Funds II

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Management of the trust

Trustees

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

Principal distributor

John Hancock Distributors, LLC

Custodians

Citibank, N.A.
State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

John Hancock

601 Congress Street
Boston MA 02210-2805

JHF2A 8/16
10/16

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year August 31, 2016 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)Not applicable

(c)Not applicable

(d)Not applicable

(e)Not applicable

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is an audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:

2016: $2,962,486

2015: $2,902,847

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:

2016: $50,555

2015: $23,920

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and service provider internal controls reviews. Additionally, amounts billed to control affiliates for service provider internal controls reviews were $103,474 and $103,940 for the fiscal years ended August 31, 2016 and 2015, respectively.

(c)	TAX FEES:

2016: $3,948

2015: $0

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax fees for the years ended August 31, 2016 and 2015 were $0 as the tax services were provided by a service provider other than the principal accountant.

(d)	ALL OTHER FEES:

2016: $19,250

2015: $90,626

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. Such fees relate primarily to procedures performed in connection with supplemental filings required for mergers and new share class launches. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $4,961,317 for the fiscal year ended August 31, 2016, and $6,672,869 for the fiscal year ended August 31, 2015.

(h)	The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	This schedule is included as part of the Report to shareholders filed under Item 1 of this form, except for Emerging Markets Fund, International Small Company Fund, New Opportunities Fund and Spectrum Income Fund, which follow:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II and Shareholders of the John Hancock Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary of fund’s investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the fund’s investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the John Hancock Emerging Markets Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and fund’s investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

Fund's investments

Emerging Markets Fund

As of 8-31-16
	Shares	Value
Common stocks 98.6%		$1,305,160,652
(Cost $1,186,355,698)
Australia 0.0%		284,073
MMG, Ltd. (I)	1,240,000	284,073
Brazil 5.8%		77,379,032
AES Tiete Energia SA	174,399	901,935
Aliansce Shopping Centers SA	37,469	174,744
Alupar Investimento SA	37,850	189,766
Ambev SA	339,900	2,019,906
Ambev SA, ADR	902,733	5,353,207
Arezzo Industria e Comercio SA	22,591	181,892
B2W Cia Digital (I)	53,949	273,153
Banco Alfa de Investimento SA	10,300	15,310
Banco Bradesco SA	132,860	1,197,271
Banco do Brasil SA	109,574	787,567
Banco Santander Brasil SA	22,700	159,431
Banco Santander Brasil SA, ADR (L)	21,214	148,498
BB Seguridade Participacoes SA	173,336	1,564,705
BM&FBovespa SA	308,889	1,713,180
BR Malls Participacoes SA (I)	215,486	823,454
Brasil Brokers Participacoes SA (I)	155,743	98,871
BrasilAgro	5,516	20,618
Braskem SA, ADR (L)	50,166	743,460
BRF SA	212,400	3,541,973
BRF SA, ADR (L)	60,087	1,005,256
CCR SA	322,556	1,704,077
Centrais Eletricas Brasileiras SA (I)	65,200	454,898
CETIP SA - Mercados Organizados	175,534	2,375,460
Cia Brasileira de Distribuicao, ADR (L)	33,464	524,046
Cia de Saneamento Basico do Estado de Sao Paulo	102,592	933,723
Cia de Saneamento de Minas Gerais-COPASA	60,735	620,666
Cia Energetica de Minas Gerais	50,904	139,508
Cia Energetica de Minas Gerais, ADR	93,650	250,046
Cia Hering	100,132	553,188
Cia Paranaense de Energia	13,100	86,692
Cia Paranaense de Energia, ADR (L)	14,797	150,485
Cia Siderurgica Nacional SA (I)	451,676	1,202,903
Cia Siderurgica Nacional SA, ADR (I)(L)	259,126	681,501
Cielo SA	270,450	2,813,209
Cosan Logistica SA (I)	102,501	158,710
Cosan SA Industria e Comercio	21,800	253,969
CPFL Energia SA	49,842	358,859
Cyrela Brazil Realty SA Empreendimentos e Participacoes	134,895	441,546
Cyrela Commercial Properties SA Empreendimentos e Participacoes	2,100	6,568

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       1

	Shares	Value
Brazil (continued)
Dimed SA Distribuidora da Medicamentos	300	$43,664
Direcional Engenharia SA	74,625	136,115
Duratex SA	154,038	414,527
EcoRodovias Infraestrutura e Logistica SA (I)	228,616	589,027
EDP - Energias do Brasil SA	180,367	798,727
Embraer SA	69,106	306,667
Embraer SA, ADR	33,361	587,487
Engie Brasil Energia SA	48,935	591,002
Equatorial Energia SA	98,137	1,536,848
Estacio Participacoes SA	222,730	1,143,585
Eternit SA	148,398	76,285
Even Construtora e Incorporadora SA	110,400	143,932
Ez Tec Empreendimentos e Participacoes SA	36,648	188,279
Fibria Celulose SA, ADR (L)	171,816	1,178,658
Fleury SA	33,552	397,217
GAEC Educacao SA	7,200	31,416
Gafisa SA	123,406	91,335
Gafisa SA, ADR (L)	46,527	67,929
Gerdau SA	78,528	156,852
Gerdau SA, ADR	421,329	1,162,868
Gol Linhas Aereas Inteligentes SA, ADR (I)	853	16,651
Grendene SA	23,201	129,110
Guararapes Confeccoes SA	6,794	156,048
Helbor Empreendimentos SA	106,960	71,876
Hypermarcas SA	59,632	481,975
Iguatemi Empresa de Shopping Centers SA	12,300	109,318
International Meal Company Alimentacao SA (I)	43,300	77,906
Iochpe Maxion SA	38,876	219,108
Itau Unibanco Holding SA	84,577	804,335
JBS SA	520,039	2,013,033
JHSF Participacoes SA (I)	76,100	40,534
Joao Fortes Engenharia SA (I)	675	324
JSL SA	70,300	199,414
Kepler Weber SA	9,500	62,515
Klabin SA	78,547	413,508
Kroton Educacional SA	131,423	561,637
Light SA	24,603	115,731
Linx SA	19,800	106,076
Localiza Rent a Car SA	148,626	1,855,294
Log-in Logistica Intermodal SA (I)	13,080	17,660
Lojas Americanas SA	69,630	301,230
Lojas Renner SA	344,150	2,731,501
LPS Brasil Consultoria de Imoveis SA (I)	46,600	66,237
M Dias Branco SA	6,129	229,657
Magnesita Refratarios SA (I)	43,110	220,142
Mahle-Metal Leve SA	13,390	97,858
Marfrig Global Foods SA (I)	298,883	472,963

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       2

	Shares	Value
Brazil (continued)
Marisa Lojas SA (I)	53,540	$145,075
Mills Estruturas e Servicos de Engenharia SA	81,217	124,245
Minerva SA (I)	146,200	427,390
MRV Engenharia e Participacoes SA	122,704	467,379
Multiplan Empreendimentos Imobiliarios SA	16,344	295,125
Multiplus SA	33,397	432,821
Natura Cosmeticos SA	117,635	1,135,113
Odontoprev SA	191,870	757,569
Paranapanema SA	179,300	100,500
Petroleo Brasileiro SA (I)	162,820	743,208
Petroleo Brasileiro SA, ADR (I)	197,171	1,557,651
Porto Seguro SA	63,761	543,979
QGEP Participacoes SA	51,700	89,497
Qualicorp SA	209,257	1,469,698
Raia Drogasil SA	92,276	1,705,386
Restoque Comercio e Confeccoes de Roupas SA (I)	110,797	136,215
Rodobens Negocios Imobiliarios SA	40,800	68,227
Rumo Logistica Operadora Multimodal SA (I)	157,125	350,334
Santos Brasil Participacoes SA	187,040	172,606
Sao Carlos Empreendimentos e Participacoes SA	28,100	234,950
Sao Martinho SA	43,800	681,442
SLC Agricola SA	26,800	120,090
Smiles SA	32,600	507,798
Sonae Sierra Brasil SA	21,336	111,992
Sul America SA	176,088	890,474
Technos SA (I)	13,800	20,513
Tecnisa SA	18,900	14,047
Tim Participacoes SA	206,600	531,663
Tim Participacoes SA, ADR	42,689	550,688
TOTVS SA	80,657	749,322
TPI - Triunfo Participacoes e Investimentos SA	44,390	55,811
Transmissora Alianca de Energia Eletrica SA	113,511	815,513
Ultrapar Participacoes SA	76,502	1,763,299
Ultrapar Participacoes SA, ADR	88,812	2,035,571
Usinas Siderurgicas de Minas Gerais SA (I)	62,544	140,420
Vale SA	122,400	642,096
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	32,930	291,956
WEG SA	129,140	661,057
Chile 1.5%		19,946,955
AES Gener SA	817,407	324,599
Aguas Andinas SA, Class A	1,129,778	672,551
Banco de Chile, ADR	7,037	464,583
Banco de Credito e Inversiones	9,718	429,701
Banco Santander Chile	9,607,183	504,587
Banmedica SA	47,455	94,084
Besalco SA	274,576	112,586
CAP SA	59,343	296,392

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       3

	Shares	Value
Chile (continued)
Cementos BIO BIO SA	2,795	$2,542
Cencosud SA	117,215	344,435
Cia Cervecerias Unidas SA	44,820	473,464
Cia Cervecerias Unidas SA, ADR	10,848	229,435
Cia Sud Americana de Vapores SA (I)	9,294,626	144,209
Colbun SA	1,700,284	359,859
Cristalerias de Chile SA	62,943	532,614
Embotelladora Andina SA, ADR, Series A	300	5,994
Embotelladora Andina SA, ADR, Series B	4,313	91,522
Empresa Nacional de Electricidad SA	843,714	632,255
Empresa Nacional de Telecomunicaciones SA (I)	136,700	1,288,942
Empresas AquaChile SA (I)	57,292	21,386
Empresas CMPC SA	189,733	376,401
Empresas COPEC SA	65,289	567,778
Empresas Hites SA	44,774	24,961
Empresas La Polar SA (I)	311,752	13,510
Endesa Americas SA	904,720	403,193
Endesa Americas SA, ADR	15,340	207,550
Enersis Americas SA, ADR	202,097	1,683,468
Enersis Chile SA	217,097	1,176,666
Engie Energia Chile SA	314,722	534,135
Forus SA	76,921	276,671
Grupo Security SA	593,749	195,368
Inversiones Aguas Metropolitanas SA	481,345	830,919
Inversiones La Construccion SA	19,255	200,836
Itau CorpBanca	87,711,257	751,402
Itau CorpBanca, ADR	6,600	85,866
Latam Airlines Group SA (I)	62,478	491,813
Latam Airlines Group SA, ADR (I)(L)	174,260	1,414,991
Masisa SA	2,624,890	110,887
Molibdenos y Metales SA	7,542	46,564
Multiexport Foods SA (I)	72,522	17,412
Parque Arauco SA	313,462	711,048
PAZ Corp. SA	115,321	74,550
Ripley Corp. SA	614,368	371,900
SACI Falabella	72,322	511,215
Salfacorp SA	66,565	49,899
Sigdo Koppers SA	190,206	238,887
Sociedad Matriz SAAM SA	5,237,736	400,391
Sociedad Quimica y Minera de Chile SA, ADR	15,381	392,216
Socovesa SA	526,778	147,148
Sonda SA	165,964	296,782
Tech Pack SA (I)	91,088	47,755
Vina Concha y Toro SA	155,585	258,730
Vina Concha y Toro SA, ADR	311	10,303
China 10.5%		138,457,039
361 Degrees International, Ltd.	271,000	83,998

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       4

	Shares	Value
China (continued)
AAC Technologies Holdings, Inc.	177,500	$2,021,599
Agile Group Holdings, Ltd.	949,250	538,452
Agricultural Bank of China, Ltd., H Shares	3,598,000	1,476,165
Air China, Ltd., H Shares	196,000	144,713
Aluminum Corp. of China, Ltd., ADR (I)	20,978	193,627
Angang Steel Company, Ltd., H Shares (I)	184,000	90,151
Anhui Conch Cement Company, Ltd., H Shares	113,500	317,893
Anhui Expressway Company, Ltd., H Shares	106,000	87,056
Anhui Tianda Oil Pipe Company, Ltd., H Shares	97,000	22,991
ANTA Sports Products, Ltd.	366,000	988,374
Anton Oilfield Services Group (I)	588,000	54,335
Asia Cement China Holdings Corp.	348,000	81,606
Asia Plastic Recycling Holding, Ltd.	99,269	62,264
AVIC International Holdings, Ltd., H Shares	140,000	80,700
AviChina Industry & Technology Company, Ltd., H Shares	489,000	358,403
Bank of China, Ltd., H Shares	11,312,075	5,075,652
Bank of Chongqing Company, Ltd., H Shares	136,500	106,499
Bank of Communications Company, Ltd., H Shares	604,858	465,648
Baoxin Auto Group, Ltd. (I)	31,450	22,541
Baoye Group Company, Ltd., H Shares	110,000	75,496
BBMG Corp., H Shares	422,500	163,943
Beijing Capital International Airport Company, Ltd., H Shares	282,415	317,934
Beijing Capital Land, Ltd., H Shares	354,000	138,909
Beijing Jingneng Clean Energy Company, Ltd., H Shares	458,000	138,381
Beijing North Star Company, H Shares	242,000	78,386
Belle International Holdings, Ltd.	2,263,000	1,466,853
Besunyen Holdings Company, Ltd.	126,000	10,061
Billion Industrial Holdings, Ltd.	12,000	7,421
Biostime International Holdings, Ltd. (I)(L)	28,500	72,315
Bloomage BioTechnology Corp., Ltd.	52,500	81,748
Boer Power Holdings, Ltd. (L)	135,000	58,363
Boyaa Interactive International, Ltd. (I)	72,000	32,036
BYD Company, Ltd., H Shares (I)	36,500	253,613
BYD Electronic International Company, Ltd.	318,983	268,648
C.banner International Holdings, Ltd. (I)	134,000	41,433
Cabbeen Fashion, Ltd.	106,000	34,557
CAR, Inc. (I)	118,000	111,591
Central China Real Estate, Ltd.	522,538	117,689
Central China Securities Company, Ltd.	66,000	30,132
Changshouhua Food Company, Ltd.	169,000	76,964
Chaowei Power Holdings, Ltd.	134,000	98,734
Chigo Holding, Ltd. (I)	1,536,000	23,731
China Animal Healthcare, Ltd. (I)	182,000	12,200
China Aoyuan Property Group, Ltd.	558,000	125,572
China Automation Group, Ltd. (I)	117,000	18,058
China BlueChemical, Ltd., H Shares	565,000	107,587
China Child Care Corp., Ltd. (I)	339,000	20,062

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       5

	Shares	Value
China (continued)
China CITIC Bank Corp., Ltd., H Shares	568,962	$374,599
China Coal Energy Company, Ltd., H Shares (I)	307,000	146,535
China Communications Construction Company, Ltd., H Shares	400,202	434,867
China Communications Services Corp., Ltd., H Shares	435,200	255,465
China Conch Venture Holdings, Ltd.	151,500	290,975
China Construction Bank Corp., H Shares	13,039,000	9,750,442
China COSCO Holdings Company, Ltd., H Shares (I)	223,500	74,211
China Datang Corp. Renewable Power Company, Ltd., H Shares (I)	1,649,000	156,967
China Dongxiang Group Company	636,000	127,777
China Dredging Environment Protection Holdings, Ltd. (I)	184,000	15,883
China Eastern Airlines Corp., Ltd., H Shares (I)	592,000	307,039
China Everbright Bank Company, Ltd., H Shares	460,000	217,163
China Evergrande Group	2,632,566	1,813,211
China Financial Services Holdings, Ltd.	94,000	6,775
China Galaxy Securities Company, Ltd., H Shares	1,111,000	1,038,229
China Great Star International, Ltd. (I)	42,584	70,282
China Hanking Holdings, Ltd. (I)	35,000	4,505
China Harmony New Energy Auto Holding, Ltd.	235,500	124,871
China Hongqiao Group, Ltd. (L)	801,000	686,481
China Huishan Dairy Holdings Company, Ltd.	235,000	90,202
China Huiyuan Juice Group, Ltd. (I)	243,500	91,182
China International Marine Containers Group Company, Ltd., H Shares	67,500	81,918
China ITS Holdings Company, Ltd. (I)	344,000	30,051
China Lesso Group Holdings, Ltd.	567,000	397,481
China Life Insurance Company, Ltd., ADR (L)	23,261	277,039
China Life Insurance Company, Ltd., H Shares	204,000	486,162
China Lilang, Ltd.	260,000	154,267
China Longyuan Power Group Corp., H Shares	1,070,000	896,839
China Machinery Engineering Corp., H Shares	114,000	69,232
China Medical System Holdings, Ltd.	165,800	277,184
China Mengniu Dairy Company, Ltd.	244,000	461,323
China Merchants Bank Company, Ltd., H Shares	651,461	1,581,434
China Minsheng Banking Corp., Ltd., H Shares	909,700	975,648
China Modern Dairy Holdings, Ltd. (I)	626,000	98,227
China Molybdenum Company, Ltd., H Shares	258,000	56,795
China National Building Material Company, Ltd., H Shares	1,814,000	816,244
China National Materials Company, Ltd., H Shares	625,000	152,614
China Oilfield Services, Ltd., H Shares	190,000	148,287
China Pacific Insurance Group Company, Ltd., H Shares	112,600	394,490
China Petroleum & Chemical Corp., ADR	54,307	3,875,891
China Railway Construction Corp., H Shares	222,835	271,950
China Railway Group, Ltd., H Shares	376,000	277,759
China Rare Earth Holdings, Ltd. (I)	876,800	62,038
China Sanjiang Fine Chemicals Company, Ltd.	249,000	72,946
China SCE Property Holdings, Ltd.	450,000	107,171
China Shanshui Cement Group, Ltd. (I)	1,080,000	378,259
China Shengmu Organic Milk, Ltd. (I)(L)(S)	334,000	73,993

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       6

	Shares	Value
China (continued)
China Shenhua Energy Company, Ltd., H Shares	280,500	$502,314
China Shineway Pharmaceutical Group, Ltd.	87,000	91,142
China Shipping Container Lines Company, Ltd., H Shares (I)	428,850	89,401
China Shipping Development Company, Ltd., H Shares	420,000	222,594
China Silver Group, Ltd.	124,000	28,434
China Southern Airlines Company, Ltd., H Shares	728,000	431,042
China Suntien Green Energy Corp., Ltd., H Shares	586,000	82,158
China Taifeng Beddings Holdings, Ltd. (I)	46,000	6,404
China Telecom Corp., Ltd., ADR	1,501	77,332
China Telecom Corp., Ltd., H Shares	2,100,000	1,082,067
China Tian Lun Gas Holdings, Ltd. (I)(L)	84,000	71,482
China Vanke Company, Ltd., H Shares	200,700	513,324
China Yurun Food Group, Ltd. (I)	539,000	74,808
China ZhengTong Auto Services Holdings, Ltd.	311,000	107,962
China Zhongwang Holdings, Ltd.	566,600	271,044
Chinasoft International, Ltd. (I)	152,000	70,494
Chongqing Machinery & Electric Company, Ltd., H Shares	534,000	59,105
Chongqing Rural Commercial Bank, H Shares	995,000	575,971
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd. (I)	165,000	24,850
CIFI Holdings Group Company, Ltd	696,000	217,538
CITIC Securities Company, Ltd., H Shares	169,500	377,599
CNOOC, Ltd.	3,998,000	4,823,278
CNOOC, Ltd., ADR (L)	2,943	353,425
Coland Holdings, Ltd.	34,000	48,680
Comtec Solar Systems Group, Ltd. (I)	204,000	13,003
Coolpad Group, Ltd. (I)	842,400	161,460
Cosmo Lady China Holdings Company, Ltd. (S)	23,000	8,650
Country Garden Holdings Company, Ltd.	2,413,293	1,223,080
CPMC Holdings, Ltd.	144,000	78,763
CRRC Corp., Ltd., H Shares	552,000	492,416
CSPC Pharmaceutical Group, Ltd.	774,000	750,659
CSSC Offshore and Marine Engineering Group Company, Ltd., H Shares	36,000	54,349
CT Environmental Group, Ltd.	916,000	281,631
Da Ming International Holdings, Ltd. (I)	50,000	17,279
Dalian Port PDA Company, Ltd., H Shares	264,828	50,405
Daphne International Holdings, Ltd. (I)	526,000	72,429
Datang International Power Generation Company, Ltd., H Shares	776,000	202,715
Dongfang Electric Corp., Ltd., H Shares	80,000	62,393
Dongfeng Motor Group Company, Ltd., H Shares	322,000	343,206
Dongjiang Environmental Company, Ltd., H Shares	17,500	29,054
Dongyue Group, Ltd. (I)	860,000	151,878
Dynagreen Environmental Protection Group Company, Ltd.	33,000	17,011
ENN Energy Holdings, Ltd.	260,000	1,453,869
Fantasia Holdings Group Company, Ltd. (I)	732,000	112,883
Fosun International, Ltd.	187,193	258,453
Fu Shou Yuan International Group, Ltd.	133,000	81,876
Fufeng Group, Ltd.	510,000	222,410

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       7

	Shares	Value
China (continued)
Fuguiniao Company, Ltd.	116,600	$58,286
Future Land Development Holdings, Ltd.	588,000	108,835
Geely Automobile Holdings, Ltd.	860,000	687,948
Golden Eagle Retail Group, Ltd.	229,000	284,451
Goldpac Group, Ltd.	91,000	30,788
GOME Electrical Appliances Holdings, Ltd.	3,669,000	434,073
Goodbaby International Holdings, Ltd.	172,000	83,933
Great Wall Motor Company, Ltd., H Shares	979,500	948,292
Greatview Aseptic Packaging Company, Ltd.	306,000	155,143
Green Seal Holding, Ltd.	6,000	26,732
Greenland Hong Kong Holdings, Ltd. (I)	293,250	85,665
Greentown China Holdings, Ltd. (I)	264,000	215,064
Guangdong Yueyun Transportation Company, Ltd., H Shares	61,000	35,484
Guangshen Railway Company, Ltd., ADR	32,226	861,079
Guangzhou Automobile Group Company, Ltd., H Shares	74,857	102,897
Guangzhou Baiyunshan Pharmaceutical Company, Ltd., H Shares	14,000	35,567
Guangzhou R&F Properties Company, Ltd., H Shares	507,399	855,125
Guodian Technology & Environment Group Corp., Ltd., H Shares (I)	501,000	32,220
Haitian International Holdings, Ltd.	149,000	299,550
Haitong Securities Company, Ltd., H Shares	274,800	476,448
Harbin Electric Company, Ltd., H Shares	252,000	114,387
Hengan International Group Company, Ltd.	162,500	1,372,655
Hengshi Mining Investments, Ltd. (I)	10,813,000	4,035,740
Hidili Industry International Development, Ltd. (I)	303,000	7,616
Hilong Holding, Ltd.	223,000	25,770
HNA Infrastructure Company, Ltd.	86,000	94,814
Honghua Group, Ltd. (I)	947,000	46,854
Hopefluent Group Holdings, Ltd.	16,000	4,631
HOSA International, Ltd.	86,000	29,134
Huadian Fuxin Energy Corp., Ltd., H Shares	1,066,000	274,137
Huadian Power International Corp., H Shares	558,000	249,121
Huaneng Power International, Inc., ADR	4,400	106,612
Huaneng Power International, Inc., H Shares	718,000	437,486
Huaneng Renewables Corp., Ltd., H Shares	1,836,000	679,528
Huishang Bank Corp., Ltd., H Shares	213,000	100,372
Hydoo International Holding, Ltd.	216,000	23,049
Industrial & Commercial Bank of China, Ltd., H Shares	11,325,000	7,203,611
Inner Mongolia Yitai Coal Company, H Shares	795,700	503,443
Intime Retail Group Company, Ltd.	230,500	186,842
InvesTech Holdings, Ltd. (I)	64,000	10,950
Jiangnan Group, Ltd.	534,000	76,306
Jiangsu Expressway Company, Ltd., H Shares	388,000	544,490
Jiangxi Copper Company, Ltd., H Shares	242,000	279,044
Kaisa Group Holdings, Ltd. (I)(L)	1,089,000	54,748
Kasen International Holdings, Ltd. (I)	240,000	51,032
Kingdee International Software Group Company, Ltd. (I)	234,000	89,850
KWG Property Holding, Ltd.	405,512	271,555

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       8

	Shares	Value
China (continued)
Labixiaoxin Snacks Group, Ltd. (I)	121,000	$7,158
Lenovo Group, Ltd.	2,084,000	1,402,651
Leoch International Technology, Ltd.	118,000	14,258
Leyou Technologies Holdings, Ltd. (I)	400,000	59,132
Lianhua Supermarket Holdings Company, Ltd., H Shares (I)	124,200	53,867
Lifetech Scientific Corp. (I)	768,000	152,976
Livzon Pharmaceutical Group, Inc., H Shares	9,420	49,908
Logan Property Holdings Company, Ltd.	422,000	183,992
Longfor Properties Company, Ltd.	639,000	1,027,330
Lonking Holdings, Ltd.	649,000	105,168
Maanshan Iron & Steel Company, Ltd., H Shares (I)	254,000	59,444
Maoye International Holdings, Ltd.	866,000	92,453
Metallurgical Corp. of China, Ltd., H Shares	235,000	75,877
Microport Scientific Corp. (I)	131,000	83,449
Minth Group, Ltd.	62,000	234,249
New China Life Insurance Company, Ltd., H Shares	66,500	269,425
NVC Lighting Holdings, Ltd.	679,000	83,956
O-Net Technologies Group, Ltd. (I)	43,000	16,499
Pacific Online, Ltd.	283,000	69,882
Parkson Retail Group, Ltd.	591,500	49,448
Peak Sport Products Company, Ltd.	184,000	57,051
PetroChina Company, Ltd., ADR (L)	11,005	726,990
PetroChina Company, Ltd., H Shares	2,132,000	1,413,693
PICC Property & Casualty Company, Ltd., H Shares	1,330,596	2,189,899
Ping An Insurance Group Company of China, Ltd., H Shares	1,242,500	6,404,294
Powerlong Real Estate Holdings, Ltd.	620,000	176,943
PW Medtech Group, Ltd. (I)	220,000	61,669
Qinhuangdao Port Company, Ltd.	103,500	23,723
Qinqin Foodstuffs Group Cayman Company, Ltd. (I)	36,100	12,983
Qunxing Paper Holdings Company, Ltd. (I)	969,268	0
Redco Properties Group, Ltd. (I)(S)	102,000	64,620
Renhe Commercial Holdings Company, Ltd. (I)	5,124,000	141,842
Sany Heavy Equipment International Holdings Company, Ltd. (I)	535,000	76,441
Semiconductor Manufacturing International Corp., ADR (I)	146,135	792,052
Shandong Chenming Paper Holdings, Ltd., H Shares	121,084	106,265
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	196,000	126,586
Shanghai Electric Group Company, Ltd., H Shares (I)	186,000	82,402
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	18,500	53,535
Shanghai Jin Jiang International Hotels Group Company, Ltd., H Shares	274,000	88,150
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	47,700	130,728
Shanghai Prime Machinery Company, Ltd., H Shares	288,000	47,711
Shengli Oil & Gas Pipe Holdings, Ltd. (I)	450,000	18,804
Shenguan Holdings Group, Ltd.	614,000	44,151
Shenzhen Expressway Company, Ltd., H Shares	168,000	177,359
Shenzhou International Group Holdings, Ltd.	126,000	826,487
Shui On Land, Ltd.	1,246,067	352,949
Shunfeng International Clean Energy, Ltd. (I)	568,000	75,922

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       9

	Shares	Value
China (continued)
Sichuan Expressway Company, Ltd., H Shares	232,000	$84,771
Sihuan Pharmaceutical Holdings Group, Ltd.	1,322,000	297,503
Silergy Corp.	6,000	90,804
Sino-Ocean Land Holdings, Ltd.	802,181	371,398
SinoMedia Holding, Ltd.	133,000	26,364
Sinopec Engineering Group Company, Ltd., H Shares	272,500	225,483
Sinopec Oilfield Service Corp., H Shares (I)	62,000	11,637
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	392,000	202,095
Sinopharm Group Company, Ltd., H Shares	250,400	1,279,706
Sinosoft Technology Group, Ltd.	190,000	101,760
Sinotrans, Ltd., H Shares	421,574	208,087
Sinotruk Hong Kong, Ltd.	313,055	152,989
SOHO China, Ltd.	675,500	402,673
Sound Global, Ltd. (I)	113,000	43,408
Springland International Holdings, Ltd.	247,000	33,395
SPT Energy Group, Inc. (I)	296,000	18,589
Sunac China Holdings, Ltd.	623,000	431,382
Sunny Optical Technology Group Company, Ltd.	234,000	1,247,803
TCL Communication Technology Holdings, Ltd.	336,000	312,133
Tencent Holdings, Ltd.	882,900	22,880,251
Tenwow International Holdings, Ltd.	177,000	47,414
The People's Insurance Company Group of China, Ltd., H Shares	2,465,000	987,320
Tian Shan Development Holdings, Ltd.	134,000	50,590
Tiangong International Company, Ltd.	657,564	60,895
Tianjin Capital Environmental Protection Group Company, Ltd., H Shares	60,000	30,845
Tianjin Jinran Public Utilities Company, Ltd., H Shares (I)	350,000	32,000
Tianneng Power International, Ltd.	166,700	136,068
Tingyi Cayman Islands Holding Corp.	936,000	865,088
Tong Ren Tang Technologies Company, Ltd., H Shares	164,000	290,115
Tonly Electronics Holdings, Ltd.	44,780	23,076
TravelSky Technology, Ltd., H Shares	49,500	107,551
Trigiant Group, Ltd.	482,000	62,660
Tsingtao Brewery Company, Ltd., H Shares	36,000	120,396
Uni-President China Holdings, Ltd.	314,600	224,068
Universal Health International Group Holding, Ltd. (I)	567,000	28,446
V1 Group, Ltd.	1,441,600	68,593
Want Want China Holdings, Ltd.	1,411,000	926,650
Weichai Power Company, Ltd., H Shares	244,800	308,229
Weiqiao Textile Company, H Shares	90,000	62,872
Welling Holding, Ltd.	608,000	111,039
West China Cement, Ltd. (I)	952,000	95,636
Wuzhou International Holdings, Ltd. (I)	516,000	55,215
Xiamen International Port Company, Ltd., H Shares	308,662	61,506
Xinchen China Power Holdings, Ltd. (I)	160,000	22,842
Xingda International Holdings, Ltd.	284,000	92,127
Xinhua Winshare Publishing and Media Company, Ltd., H Shares (I)	98,650	100,197
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares (L)	38,800	56,174

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       10

	Shares	Value
China (continued)
Xinjiang Xinxin Mining Industry Company, Ltd., H Shares (I)	504,000	$54,412
Xinyi Solar Holdings, Ltd. (I)	780,000	319,960
XTEP International Holdings, Ltd.	103,500	53,398
Yanzhou Coal Mining Company, Ltd., ADR	42,249	242,087
Yida China Holdings, Ltd.	28,000	11,006
Youyuan International Holdings, Ltd. (I)	60,000	16,156
Yuanda China Holdings, Ltd. (I)	252,000	7,166
Yuzhou Properties Company, Ltd.	546,000	189,860
Zall Group, Ltd. (I)	225,000	123,484
Zhaojin Mining Industry Company, Ltd., H Shares	77,000	79,103
Zhejiang Expressway Company, Ltd., H Shares	500,000	556,889
Zhejiang Glass Company, Ltd., H Shares (I)	172,000	0
Zhengzhou Coal Mining Machinery Group Company, Ltd.	69,400	30,123
Zhong An Real Estate, Ltd. (I)	614,200	60,098
Zhongsheng Group Holdings, Ltd.	233,500	213,669
Zhuzhou CRRC Times Electric Company, Ltd.	114,000	604,699
Zijin Mining Group Company, Ltd., H Shares	307,384	102,441
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	244,400	78,573
ZTE Corp., H Shares	43,040	58,037
Colombia 0.5%		5,895,685
Almacenes Exito SA	36,830	180,910
Banco de Bogota SA	5,902	120,173
Bancolombia SA	84,201	759,206
Bancolombia SA, ADR	24,876	976,881
Bolsa de Valores de Colombia	7,585,458	48,744
Celsia SA ESP	82,149	110,829
Cementos Argos SA	80,236	318,536
Corp. Financiera Colombiana SA	29,324	384,370
Ecopetrol SA (I)	1,432,532	636,188
Ecopetrol SA, ADR (I)	18,940	167,808
Empresa de Energia de Bogota SA	395,678	246,275
Empresa de Telecomunicaciones de Bogota	352,815	71,221
Grupo Argos SA	19,422	128,857
Grupo Aval Acciones y Valores SA, ADR (L)	16,615	139,732
Grupo de Inversiones Suramericana SA	25,974	337,663
Grupo Nutresa SA	47,558	417,931
Interconexion Electrica SA ESP	255,306	850,361
Cyprus 0.0%		70,992
Globaltrans Investment PLC, GDR	16,878	70,992
Czech Republic 0.2%		3,088,094
CEZ AS	68,111	1,188,861
Fortuna Entertainment Group NV (I)	2,980	10,908
Komercni Banka AS	6,785	229,467
O2 Czech Republic AS	8,877	82,970
Pegas Nonwovens SA	12,464	410,124

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       11

	Shares	Value
Czech Republic (continued)
Philip Morris CR AS	273	$143,838
Unipetrol AS	136,096	1,021,926
Egypt 0.1%		1,639,791
Commercial International Bank Egypt SAE, GDR	328,487	1,379,945
Global Telecom Holding, GDR (I)	130,911	259,846
Greece 0.3%		4,268,944
Aegean Airlines SA	25,402	198,451
Alpha Bank AE (I)	35,802	68,668
Athens Water Supply and Sewage Company SA	9,971	61,204
Bank of Greece	2,764	31,992
Ellaktor SA (I)	29,391	42,616
FF Group (I)	17,266	418,147
Fourlis Holdings SA (I)	24,619	101,424
Frigoglass SA (I)	17,930	2,507
GEK Terna Holding Real Estate Construction SA (I)	18,488	38,940
Hellenic Exchanges - Athens Stock Exchange SA	26,368	127,768
Hellenic Petroleum SA (I)	32,310	138,328
Hellenic Telecommunications Organization SA	65,133	616,964
Intracom Holdings SA (I)	39,886	12,624
Intralot SA-Integrated Lottery Systems & Services (I)	99,786	98,064
JUMBO SA	38,331	467,967
Lamda Development SA (I)	3,765	19,423
Marfin Investment Group Holdings SA (I)	510,636	72,128
Metka Industrial - Construction SA	23,830	201,134
Motor Oil Hellas Corinth Refineries SA	32,894	370,073
Mytilineos Holdings SA (I)	19,909	86,765
National Bank of Greece SA (I)	29,342	6,911
OPAP SA	46,937	394,004
Piraeus Bank SA (I)	7,607	1,236
Piraeus Port Authority SA	2,954	40,882
Public Power Corp. SA (I)	77,701	229,523
Terna Energy SA	33,346	99,551
Titan Cement Company SA	13,860	321,650
Guernsey, Channel Islands 0.0%		239,723
Etalon Group, Ltd., GDR	82,775	239,723
Hong Kong 4.4%		57,862,191
Ajisen China Holdings, Ltd.	262,000	104,245
Alibaba Health Information Technology, Ltd. (I)	184,000	114,236
Alibaba Pictures Group, Ltd. (I)	940,000	193,464
AMVIG Holdings, Ltd.	405,333	142,477
Anxin-China Holdings, Ltd. (I)	1,988,000	98,663
Asian Citrus Holdings, Ltd. (I)	144,000	11,674
AVIC International Holding HK, Ltd. (I)	300,000	20,441
Beijing Enterprises Holdings, Ltd.	84,930	486,248
Beijing Enterprises Water Group, Ltd.	428,000	297,721

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       12

	Shares	Value
Hong Kong (continued)
Beijing Properties Holdings, Ltd. (I)	834,000	$45,627
Bosideng International Holdings, Ltd.	1,436,000	133,140
Brilliance China Automotive Holdings, Ltd.	298,000	340,226
C C Land Holdings, Ltd.	630,693	163,089
Carrianna Group Holdings Company, Ltd.	236,000	22,194
CECEP COSTIN New Materials Group, Ltd.	162,000	12,530
Century Sunshine Group Holdings, Ltd.	560,000	21,988
Chia Tai Enterprises International, Ltd. (I)	9,840	2,563
China Aerospace International Holdings, Ltd.	722,755	98,524
China Agri-Industries Holdings, Ltd. (I)	915,600	322,304
China All Access Holdings, Ltd.	436,000	153,020
China Dynamics Holdings, Ltd. (I)	870,000	36,380
China Electronics Corp. Holdings Company, Ltd.	112,000	27,943
China Energine International Holdings, Ltd. (I)	89,589	6,672
China Everbright International, Ltd.	465,000	592,886
China Everbright, Ltd.	63,000	130,377
China Fiber Optic Network System Group, Ltd. (I)	419,600	32,913
China Foods, Ltd.	274,000	123,105
China Gas Holdings, Ltd.	362,000	614,398
China Glass Holdings, Ltd. (I)	182,000	25,765
China Grand Pharmaceutical and Healthcare Holdings, Ltd. (I)	120,000	23,652
China High Precision Automation Group, Ltd. (I)	74,000	11,828
China High Speed Transmission Equipment Group Company, Ltd.	468,000	429,990
China Jinmao Holdings Group, Ltd.	1,674,000	520,804
China Lumena New Materials Corp. (I)	1,272,000	0
China Merchants Holdings International Company, Ltd.	152,749	434,120
China Merchants Land, Ltd.	542,000	91,266
China Metal Recycling Holdings, Ltd. (I)	14,579,934	2
China Mobile, Ltd., ADR	236,216	14,340,673
China New Town Development Company, Ltd. (I)	2,185,332	98,304
China NT Pharma Group Company, Ltd.	112,500	29,245
China Ocean Resources Company, Ltd. (I)	63,930	88,306
China Oil and Gas Group, Ltd. (I)	1,757,040	131,061
China Overseas Grand Oceans Group, Ltd. (I)	409,000	128,832
China Overseas Land & Investment, Ltd.	644,000	2,121,068
China Overseas Property Holdings, Ltd.	570,667	115,853
China Power International Development, Ltd.	1,267,000	477,311
China Power New Energy Development Company, Ltd.	112,500	68,342
China Precious Metal Resources Holdings Company, Ltd. (I)	1,020,000	32,724
China Properties Group, Ltd. (I)	370,000	92,833
China Resources Beer Holdings Company, Ltd.	197,981	456,281
China Resources Cement Holdings, Ltd.	663,518	259,506
China Resources Gas Group, Ltd.	336,000	1,124,138
China Resources Land, Ltd.	720,444	2,021,699
China Resources Power Holdings Company, Ltd.	444,882	766,279
China Ruifeng Renewable Energy Holdings, Ltd. (I)	524,000	49,990
China Singyes Solar Technologies Holdings, Ltd.	199,160	109,857

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       13

	Shares	Value
Hong Kong (continued)
China South City Holdings, Ltd. (L)	1,328,000	$285,281
China Starch Holdings, Ltd. (I)	1,220,000	25,261
China State Construction International Holdings, Ltd.	293,200	349,326
China Taiping Insurance Holdings Company, Ltd. (I)	303,310	606,395
China Traditional Chinese Medicine Company, Ltd. (I)(L)	314,000	160,109
China Travel International Investment Hong Kong, Ltd.	580,000	170,094
China Unicom Hong Kong, Ltd., ADR (L)	264,765	2,975,959
China Vanadium Titano - Magnetite Mining Company, Ltd. (I)	369,000	12,101
China Water Affairs Group, Ltd.	470,000	292,893
Chinese People Holdings Company, Ltd. (I)	1,544,324	26,790
CIMC Enric Holdings, Ltd.	166,000	68,945
CITIC Dameng Holdings, Ltd. (I)	191,000	10,316
CITIC Resources Holdings, Ltd. (I)	900,000	100,675
CITIC, Ltd.	1,731,923	2,721,626
Citychamp Watch & Jewellery Group, Ltd.	667,800	152,178
Clear Media, Ltd.	87,000	84,069
Coastal Greenland, Ltd. (I)	683,000	18,869
Comba Telecom Systems Holdings, Ltd.	597,095	105,121
Concord New Energy Group, Ltd.	1,460,000	89,159
COSCO International Holdings, Ltd.	309,040	143,924
COSCO SHIPPING Ports, Ltd.	1,147,543	1,241,214
Coslight Technology International Group Company, Ltd. (I)	54,000	26,858
CP Pokphand Company, Ltd.	3,078,000	387,917
DaChan Food Asia, Ltd. (I)	287,000	26,982
Dah Chong Hong Holdings, Ltd.	225,000	98,150
Dawnrays Pharmaceutical Holdings, Ltd.	144,000	100,491
DBA Telecommunication Asia Holdings, Ltd. (I)	32,000	0
Digital China Holdings, Ltd.	193,000	173,480
Dynasty Fine Wines Group, Ltd. (I)	242,000	44,921
Embry Holdings, Ltd.	24,000	11,071
EVA Precision Industrial Holdings, Ltd.	434,000	50,798
EverChina International Holdings Company, Ltd. (I)	1,870,000	62,625
Extrawell Pharmaceutical Holdings, Ltd. (I)	230,000	7,694
Far East Horizon, Ltd.	529,000	493,144
Freetech Road Recycling Technology Holdings, Ltd.	130,000	15,724
Fullshare Holdings, Ltd.	232,500	118,253
GCL-Poly Energy Holdings, Ltd. (L)	6,715,000	948,807
Glorious Property Holdings, Ltd. (I)	955,000	116,764
Goldbond Group Holdings, Ltd.	100,000	3,478
Golden Meditech Holdings, Ltd. (I)	529,250	68,118
Goldlion Holdings, Ltd.	261,000	105,608
Good Friend International Holdings, Inc.	42,000	9,088
Guangdong Investment, Ltd.	344,000	531,191
Guangdong Land Holdings, Ltd. (I)	326,000	83,471
Haier Electronics Group Company, Ltd.	321,000	536,083
Hanergy Thin Film Power Groupd, Ltd. (I)	2,486,000	68,899
Hengdeli Holdings, Ltd. (I)	1,100,400	120,385

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       14

	Shares	Value
Hong Kong (continued)
HKC Holdings, Ltd. (I)	3,275,423	$53,073
HNA Holding Group Company, Ltd. (I)	260,000	14,220
Hopewell Highway Infrastructure, Ltd.	358,000	208,489
Hopson Development Holdings, Ltd.	296,000	289,256
Hua Han Health Industry Holdings, Ltd.	1,415,910	98,318
Huabao International Holdings, Ltd. (I)	715,000	275,103
Inspur International, Ltd.	211,000	41,533
Ju Teng International Holdings, Ltd.	497,722	147,358
Kai Yuan Holdings, Ltd. (I)	3,700,000	21,429
Kingboard Chemical Holdings, Ltd.	238,148	619,235
Kingboard Laminates Holdings, Ltd.	202,500	174,906
Kunlun Energy Company, Ltd.	1,698,000	1,245,244
Lai Fung Holdings, Ltd.	2,967,141	55,684
Le Saunda Holdings, Ltd.	180,400	36,715
Lee & Man Paper Manufacturing, Ltd.	266,000	214,254
Lee's Pharmaceutical Holdings, Ltd.	45,500	37,479
Loudong General Nice Resources China Holdings, Ltd. (I)	228,000	14,965
MIE Holdings Corp. (I)	668,000	65,271
Mingfa Group International Company, Ltd. (I)	995,000	242,415
Minmetals Land, Ltd.	630,000	78,677
New World Department Store China, Ltd. (I)	211,000	28,252
Nine Dragons Paper Holdings, Ltd.	275,000	220,216
North Mining Shares Company, Ltd. (I)	2,430,000	55,084
Overseas Chinese Town Asia Holdings, Ltd.	58,000	21,660
PAX Global Technology, Ltd.	138,000	106,559
Phoenix Satellite Television Holdings, Ltd.	338,000	73,897
Poly Property Group Company, Ltd. (I)	759,944	216,823
Pou Sheng International Holdings, Ltd. (I)	436,000	149,251
Prosperity International Holdings HK, Ltd. (I)	540,000	12,035
Qingling Motors Company, Ltd., H Shares	460,000	143,315
Real Nutriceutical Group, Ltd.	434,000	35,711
REXLot Holdings, Ltd. (I)	6,393,536	103,730
Road King Infrastructure, Ltd.	73,000	62,611
Rotam Global Agrosciences, Ltd.	20,929	26,378
S&C Engine Group, Ltd. (I)	20,235	27,532
Samson Holding, Ltd.	631,915	63,479
Shanghai Industrial Holdings, Ltd.	171,041	444,491
Shanghai Industrial Urban Development Group, Ltd.	669,500	155,029
Shanghai Zendai Property, Ltd. (I)(L)	4,865,000	86,353
Shenzhen International Holdings, Ltd.	222,145	356,003
Shenzhen Investment, Ltd.	953,230	455,818
Shimao Property Holdings, Ltd.	830,000	1,151,942
Shougang Concord International Enterprises Company, Ltd. (I)	2,776,000	81,793
Shougang Fushan Resources Group, Ltd.	722,000	133,808
Silver Base Group Holdings, Ltd. (I)	13,171,500	1,117,964
Silver Grant International Industries, Ltd. (I)	526,334	56,884
SIM Technology Group, Ltd. (I)	685,000	31,259

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       15

	Shares	Value
Hong Kong (continued)
Sino Biopharmaceutical, Ltd.	1,669,000	$1,068,979
Sino Oil and Gas Holdings, Ltd. (I)	3,820,000	102,744
Sinofert Holdings, Ltd.	728,000	91,799
Sinolink Worldwide Holdings, Ltd. (I)	1,288,000	145,808
Sinopec Kantons Holdings, Ltd.	230,000	110,836
Sinotrans Shipping, Ltd. (I)	618,000	88,278
SITC International Holdings Company, Ltd.	143,000	80,664
Skyworth Digital Holdings, Ltd.	492,656	364,048
SMI Holdings Group, Ltd.	596,000	52,916
Sparkle Roll Group, Ltd. (I)	504,000	29,849
SRE Group, Ltd. (I)	1,434,000	44,964
SSY Group, Ltd.	804,733	277,696
Sun Art Retail Group, Ltd.	936,500	601,944
TCC International Holdings, Ltd.	834,125	162,013
TCL Multimedia Technology Holdings, Ltd. (I)	133,200	66,021
Texhong Textile Group, Ltd.	146,500	217,313
Tian An China Investment, Ltd.	653,000	366,279
Tianjin Development Holdings, Ltd.	80,000	37,811
Tianjin Port Development Holdings, Ltd.	654,000	100,981
Tianyi Summi Holdings, Ltd. (I)	332,000	38,437
Tibet Water Resources, Ltd.	236,000	85,882
Time Watch Investments, Ltd.	62,000	7,825
Tomson Group, Ltd.	448,323	145,977
Tongda Group Holdings, Ltd.	1,500,000	312,581
Top Spring International Holdings, Ltd.	25,500	8,341
Towngas China Company, Ltd. (I)	328,000	188,692
TPV Technology, Ltd.	552,588	109,512
Truly International Holdings, Ltd.	343,000	160,168
United Energy Group, Ltd. (I)	4,024,000	137,119
Wasion Group Holdings, Ltd.	146,000	82,419
Yanchang Petroleum International, Ltd. (I)	3,192,273	84,995
Yingde Gases Group Company, Ltd.	593,000	258,811
Yip's Chemical Holdings, Ltd.	218,000	85,299
Yuexiu Property Company, Ltd.	2,535,516	384,800
Yuexiu Transport Infrastructure, Ltd.	178,000	123,347
Zhuhai Holdings Investment Group, Ltd.	218,000	36,460
Hungary 0.3%		4,153,446
FHB Mortgage Bank PLC (I)	7,029	13,406
Magyar Telekom Telecommunications PLC	213,772	333,329
MOL Hungarian Oil and Gas PLC	28,292	1,765,956
OTP Bank PLC	61,304	1,600,435
Richter Gedeon Nyrt	21,464	440,320
India 13.6%		179,710,155
3M India, Ltd. (I)	371	71,237
Aarti Industries, Ltd.	20,516	189,435
Aban Offshore, Ltd.	10,469	33,632

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       16

	Shares	Value
India (continued)
ABB, Ltd.	4,994	$86,373
ACC, Ltd.	15,924	407,310
Adani Enterprises, Ltd.	96,061	104,232
Adani Ports and Special Economic Zone, Ltd.	266,629	1,042,652
Adani Power, Ltd. (I)	713,310	295,045
Adani Transmissions, Ltd. (I)	96,061	57,062
Aditya Birla Fashion and Retail, Ltd. (I)	261,487	606,872
Aditya Birla Nuvo, Ltd.	39,134	803,920
Advanta, Ltd. (I)	15,589	149,791
Aegis Logistics, Ltd.	97,960	192,639
Agro Tech Foods, Ltd.	4,498	35,564
AIA Engineering, Ltd.	21,053	400,779
Ajanta Pharma, Ltd.	20,676	584,548
Akzo Nobel India, Ltd.	6,782	171,475
Alembic Pharmaceuticals, Ltd.	36,379	340,824
Alembic, Ltd.	99,643	56,625
Allahabad Bank (I)	77,580	97,413
Allcargo Logistics, Ltd.	26,826	74,028
Alok Industries, Ltd. (I)	487,315	21,455
Alstom India, Ltd. (I)	9,829	89,231
Alstom T&D India, Ltd.	17,562	83,839
Amara Raja Batteries, Ltd.	32,331	461,800
Ambuja Cements, Ltd.	138,992	584,139
Anant Raj, Ltd.	78,699	67,618
Andhra Bank	66,994	60,156
Apar Industries, Ltd.	4,039	33,257
Apollo Hospitals Enterprise, Ltd.	14,426	290,828
Apollo Tyres, Ltd.	223,267	608,682
Arvind Infrastructure, Ltd. (I)	16,977	20,905
Arvind, Ltd.	80,279	372,000
Asahi India Glass, Ltd.	21,842	64,212
Ashok Leyland, Ltd.	304,365	396,226
Asian Paints, Ltd.	116,593	2,018,711
Astral Polytechnik, Ltd.	4,163	29,494
Atul, Ltd.	9,747	324,961
Aurobindo Pharma, Ltd.	125,113	1,475,117
Axis Bank, Ltd.	291,188	2,587,214
Bajaj Auto, Ltd.	46,309	2,056,616
Bajaj Corp., Ltd.	33,263	197,862
Bajaj Electricals, Ltd.	21,256	84,867
Bajaj Finance, Ltd.	7,792	1,285,254
Bajaj Finserv, Ltd.	36,478	1,608,811
Bajaj Hindusthan Sugar, Ltd. (I)	266,322	69,713
Bajaj Holdings and Investment, Ltd.	21,342	574,612
Balkrishna Industries, Ltd.	34,859	454,416
Ballarpur Industries, Ltd.	219,438	47,125
Balmer Lawrie & Company, Ltd.	10,784	111,706

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       17

	Shares	Value
India (continued)
Balrampur Chini Mills, Ltd.	138,468	$220,690
Bank of Baroda (I)	138,737	335,511
Bank of India (I)	87,842	153,051
Bank of Maharashtra (I)	85,452	40,167
BASF India, Ltd.	5,481	92,453
Bata India, Ltd.	19,075	152,276
BEML, Ltd.	6,956	110,945
Berger Paints India, Ltd.	177,123	690,181
BGR Energy Systems, Ltd. (I)	11,549	20,029
Bharat Electronics, Ltd.	17,170	312,599
Bharat Financial Inclusion, Ltd. (I)	79,199	968,703
Bharat Forge, Ltd.	68,219	865,658
Bharat Heavy Electricals, Ltd.	179,341	370,539
Bharat Petroleum Corp., Ltd.	68,028	610,592
Bharti Airtel, Ltd.	608,396	3,023,646
Bharti Retail, Ltd. (I)	57,775	113,057
Biocon, Ltd.	20,151	275,205
Birla Corp., Ltd.	26,061	254,926
Blue Dart Express, Ltd.	3,281	268,145
Blue Star, Ltd.	23,630	176,709
Bombay Dyeing & Manufacturing Company, Ltd.	53,695	35,599
Bosch, Ltd.	878	317,769
Brigade Enterprises, Ltd.	1,735	4,403
Britannia Industries, Ltd.	7,304	377,005
Cadila Healthcare, Ltd.	144,197	826,743
Cairn India, Ltd.	291,290	866,194
Canara Bank (I)	60,476	252,345
Carborundum Universal, Ltd.	2,776	11,339
CCL Products India, Ltd.	47,888	196,019
Ceat, Ltd.	17,802	237,085
Central Bank of India (I)	10,164	16,213
Century Plyboards India, Ltd.	44,174	142,821
Century Textiles & Industries, Ltd.	10,349	111,936
Cera Sanitaryware, Ltd.	1,065	38,144
CESC, Ltd.	47,702	475,400
Chambal Fertilizers & Chemicals, Ltd.	107,706	109,291
Chennai Petroleum Corp., Ltd.	15,814	69,702
Chennai Super Kings Cricket, Ltd. (I)	271,316	9,115
Cholamandalam Investment and Finance Company, Ltd.	16,646	288,290
Cipla, Ltd.	62,888	539,210
City Union Bank, Ltd.	58,316	114,662
Clariant Chemicals India, Ltd.	7,399	80,397
Colgate-Palmolive India, Ltd.	61,290	865,533
Container Corp of India	8,781	183,530
Coromandel International, Ltd.	62,400	251,300
Corp. Bank (I)	86,915	55,645
Cox & Kings, Ltd.	51,419	144,118

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       18

	Shares	Value
India (continued)
Credit Analysis & Research, Ltd.	6,855	$127,950
CRISIL, Ltd.	10,951	359,725
Crompton Greaves Consumer Electricals, Ltd. (I)	202,125	501,308
Crompton Greaves, Ltd. (I)	202,125	252,297
Cummins India, Ltd.	13,525	184,996
Cyient, Ltd.	34,080	254,062
Dabur India, Ltd.	209,580	912,072
Dalmia Bharat, Ltd.	22,546	563,207
DB Corp., Ltd.	6,096	37,291
DCB Bank, Ltd. (I)	119,896	215,707
DCM Shriram, Ltd.	30,347	102,325
Deepak Fertilizers & Petrochemicals Corp., Ltd.	26,866	87,639
Delta Corp., Ltd.	28,770	66,287
Dena Bank (I)	120,927	66,752
Dewan Housing Finance Corp., Ltd.	47,338	204,558
Dish TV India, Ltd. (I)	225,275	331,768
Dishman Pharmaceuticals & Chemicals, Ltd.	54,172	142,910
Divi's Laboratories, Ltd.	70,470	1,388,057
DLF, Ltd.	115,713	266,814
Dr. Reddy's Laboratories, Ltd.	34,189	1,571,928
Dynamatic Technologies, Ltd. (I)	876	36,661
eClerx Services, Ltd.	23,548	565,358
Edelweiss Financial Services, Ltd.	274,866	471,653
Eicher Motors, Ltd.	5,479	1,851,850
EID Parry India, Ltd. (I)	59,442	224,341
EIH, Ltd.	81,595	133,982
Electrosteel Castings, Ltd.	93,708	32,698
Elgi Equipments, Ltd.	350	983
Emami, Ltd.	28,088	479,999
Engineers India, Ltd.	44,022	172,015
Entertainment Network India, Ltd.	2,857	33,036
Eros International Media, Ltd. (I)	19,887	64,255
Escorts, Ltd.	37,116	180,239
Essel Propack, Ltd.	80,189	267,588
Eveready Industries India, Ltd.	21,433	91,488
Exide Industries, Ltd.	184,488	508,847
FAG Bearings India, Ltd.	2,228	135,747
FDC, Ltd.	45,717	128,939
Federal Bank, Ltd.	714,256	734,288
Federal-Mogul Goetze India, Ltd. (I)	8,475	57,065
Finolex Cables, Ltd.	62,406	416,079
Finolex Industries, Ltd.	33,908	246,047
Firstsource Solutions, Ltd. (I)	152,660	100,110
Fortis Healthcare, Ltd. (I)	44,162	117,242
Future Consumer Enterprise, Ltd. (I)	102,214	31,395
Future Enterprises, Ltd.	57,775	14,895
Gabriel India, Ltd.	72,613	128,212

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       19

	Shares	Value
India (continued)
GAIL India, Ltd.	60,953	$348,100
Gateway Distriparks, Ltd.	62,601	263,184
Gati, Ltd.	7,132	14,863
Gillette India, Ltd.	1,325	88,323
GlaxoSmithKline Consumer Healthcare, Ltd.	4,580	429,581
GlaxoSmithKline Pharmaceuticals, Ltd.	2,267	102,763
Glenmark Pharmaceuticals, Ltd.	87,351	1,094,089
GMR Infrastructure, Ltd. (I)	642,986	130,958
GOCL Corp., Ltd.	18,651	72,182
Godfrey Phillips India, Ltd.	6,570	118,189
Godrej Consumer Products, Ltd.	44,714	1,012,616
Godrej Industries, Ltd.	16,877	105,981
Godrej Properties, Ltd. (I)	21,918	117,371
Granules India, Ltd.	36,517	70,720
Graphite India, Ltd.	75,110	83,843
Grasim Industries, Ltd.	16,227	1,164,149
Greaves Cotton, Ltd.	67,561	138,051
Grindwell Norton, Ltd.	86	423
GRUH Finance, Ltd.	58,910	289,894
Gujarat Alkalies & Chemicals, Ltd.	19,628	93,010
Gujarat Fluorochemicals, Ltd.	31,575	280,832
Gujarat Gas, Ltd.	27,133	258,171
Gujarat Industries Power Company, Ltd.	14,146	18,643
Gujarat Mineral Development Corp., Ltd.	47,280	68,340
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	43,966	101,317
Gujarat Pipavav Port, Ltd.	35,631	94,654
Gujarat State Fertilisers & Chemicals, Ltd.	138,520	157,400
Gujarat State Petronet, Ltd.	104,673	237,754
Gulf Oil Lubricants India, Ltd.	20,560	219,396
GVK Power & Infrastructure, Ltd. (I)	492,850	47,759
Hathway Cable & Datacom, Ltd. (I)	226,119	101,939
Havells India, Ltd.	131,111	818,778
HCL Technologies, Ltd.	284,805	3,306,564
HDFC Bank, Ltd.	401,621	9,269,407
HEG, Ltd.	11,896	31,605
HeidelbergCement India, Ltd. (I)	55,530	114,003
Hero MotoCorp, Ltd.	19,598	1,036,690
Hexaware Technologies, Ltd.	99,102	299,844
Hikal, Ltd.	15,030	40,802
Himachal Futuristic Communications, Ltd. (I)	370,434	94,202
Hindalco Industries, Ltd.	749,917	1,778,838
Hinduja Ventures, Ltd.	5,652	37,598
Hindustan Construction Company, Ltd. (I)	41,263	16,919
Hindustan Petroleum Corp., Ltd.	22,685	413,893
Hindustan Unilever, Ltd.	180,357	2,464,634
Hitachi Home & Life Solutions India, Ltd.	5,624	127,915
Honeywell Automation India, Ltd.	130	18,905

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       20

	Shares	Value
India (continued)
Housing Development & Infrastructure, Ltd. (I)	273,646	$378,576
Housing Development Finance Corp., Ltd.	142,186	2,990,588
HSIL, Ltd.	27,538	142,233
HT Media, Ltd.	34,438	42,388
Huhtamaki PPL, Ltd.	7,301	30,672
ICICI Bank, Ltd.	280,595	1,078,617
ICRA, Ltd.	1,248	72,439
IDBI Bank, Ltd. (I)	93,210	101,115
Idea Cellular, Ltd.	932,341	1,299,691
IDFC Bank, Ltd.	597,521	498,199
IDFC, Ltd. (I)	460,734	434,206
IFB Industries, Ltd. (I)	3,807	22,294
IFCI, Ltd.	234,350	99,298
IIFL Holdings, Ltd.	243,240	1,012,829
IL&FS Transportation Networks, Ltd.	31,132	34,357
Indiabulls Housing Finance, Ltd.	96,180	1,174,299
Indiabulls Real Estate, Ltd. (I)	155,425	190,172
Indian Bank	79,708	267,006
Indian Hotels Company, Ltd.	284,672	550,128
Indian Oil Corp., Ltd.	99,114	851,707
Indian Overseas Bank (I)	128,151	50,788
Indo Count Industries, Ltd.	777	9,449
Indoco Remedies, Ltd.	22,414	105,371
Indraprastha Gas, Ltd.	13,349	159,240
IndusInd Bank, Ltd.	49,512	875,164
INEOS Styrolution India, Ltd.	189	1,594
Infosys, Ltd.	541,345	8,342,784
Ingersoll-Rand India, Ltd.	7,413	80,369
Inox Leisure, Ltd. (I)	18,663	78,099
Intellect Design Arena, Ltd. (I)	7,633	21,325
Ipca Laboratories, Ltd. (I)	24,878	199,706
IRB Infrastructure Developers, Ltd.	107,916	365,327
ITC, Ltd.	853,436	3,323,157
J Kumar Infraprojects, Ltd.	2,256	5,810
Jagran Prakashan, Ltd.	72,113	202,842
Jain Irrigation Systems, Ltd.	124,783	156,598
Jaiprakash Associates, Ltd. (I)	813,565	141,941
Jaiprakash Power Ventures, Ltd. (I)	623,661	46,051
Jammu & Kashmir Bank, Ltd.	93,941	98,438
Jaypee Infratech, Ltd. (I)	132,566	18,982
JB Chemicals & Pharmaceuticals, Ltd.	24,326	118,236
JBF Industries, Ltd.	24,468	72,609
Jindal Poly Films, Ltd.	11,643	72,941
Jindal Saw, Ltd.	116,435	79,911
Jindal Steel & Power, Ltd. (I)	202,531	257,843
JITF Ingralogistics, Ltd. (I)	10,931	6,698
JK Cement, Ltd.	14,414	171,472

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       21

	Shares	Value
India (continued)
JK Lakshmi Cement, Ltd.	22,772	$152,890
JK Tyre & Industries, Ltd.	53,800	105,948
JM Financial, Ltd.	231,466	228,418
JSW Energy, Ltd.	442,185	510,900
JSW Holdings, Ltd. (I)	692	13,267
JSW Steel, Ltd.	57,013	1,488,389
Jubilant Foodworks, Ltd.	16,188	282,581
Jubilant Life Sciences, Ltd.	48,461	392,031
Just Dial, Ltd.	11,378	84,023
Jyothy Laboratories, Ltd.	20,529	94,979
Kajaria Ceramics, Ltd.	31,481	593,004
Kalpataru Power Transmission, Ltd.	43,002	167,820
Kansai Nerolac Paints, Ltd.	42,863	238,414
Kaveri Seed Company, Ltd.	17,287	92,413
Kaya, Ltd. (I)	1,827	19,872
KEC International, Ltd.	56,057	112,788
Kesoram Industries, Ltd. (I)	4,378	9,558
Kirloskar Brothers, Ltd.	4,757	11,402
Kitex Garments, Ltd.	3,854	28,071
Kolte-patil Developers, Ltd.	12,539	22,261
Kotak Mahindra Bank, Ltd.	74,580	897,840
KPIT Technologies, Ltd.	121,766	231,162
KRBL, Ltd.	34,245	138,931
KSB Pumps, Ltd.	7,884	77,231
KSK Energy Ventures, Ltd. (I)	7,103	2,957
L&T Finance Holdings, Ltd.	143,917	208,168
LA Opala RG, Ltd	1,408	11,576
Lakshmi Machine Works, Ltd.	2,380	144,950
Lakshmi Vilas Bank, Ltd.	50,365	107,169
Larsen & Toubro, Ltd.	37,729	850,820
Larsen & Toubro, Ltd., GDR	1,286	28,920
LIC Housing Finance, Ltd.	197,241	1,680,840
Lupin, Ltd.	68,310	1,510,720
Maharashtra Seamless, Ltd. (I)	22,606	74,959
Mahindra & Mahindra Financial Services, Ltd.	59,887	318,610
Mahindra & Mahindra, Ltd.	112,266	2,413,417
Mahindra & Mahindra, Ltd., GDR	10,619	229,757
Mahindra Cie Automotive, Ltd. (I)	16,834	44,507
Mahindra Holidays & Resorts India, Ltd.	12,942	94,033
Mahindra Lifespace Developers, Ltd.	15,163	97,905
Manappuram Finance, Ltd.	97,675	124,084
Mangalore Refinery and Petrochemicals, Ltd. (I)	99,201	115,270
Marico, Ltd.	227,374	991,250
Maruti Suzuki India, Ltd.	32,140	2,425,585
Max Financial Services, Ltd.	37,118	319,318
Max India, Ltd. (I)	78,567	180,668
Max Ventures & Industries, Ltd. (I)	15,713	13,292

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       22

	Shares	Value
India (continued)
Mayur Uniquoters, Ltd.	6,681	$43,256
McLeod Russel India, Ltd.	37,627	101,784
Merck, Ltd.	5,102	55,171
Mindtree, Ltd.	123,042	1,028,973
Monsanto India, Ltd.	1,981	69,395
Motherson Sumi Systems, Ltd.	173,372	831,985
Motilal Oswal Financial Services, Ltd.	12,172	88,056
Mphasis, Ltd. (I)	37,928	319,559
MPS, Ltd.	4,484	43,242
MRF, Ltd.	917	510,902
Muthoot Finance, Ltd.	6,635	37,169
Nagarjuna Fertilizers & Chemicals, Ltd. (I)	252,025	40,267
Natco Pharma, Ltd.	18,157	186,168
National Aluminium Company, Ltd.	307,197	216,301
Nava Bharat Ventures, Ltd.	33,935	119,482
Navneet Education, Ltd.	93,894	145,698
NCC, Ltd.	158,178	200,658
NESCO, Ltd.	4,348	111,962
Nestle India, Ltd.	8,252	799,794
NHPC, Ltd.	609,004	255,416
NIIT Technologies, Ltd.	29,453	175,914
NIIT, Ltd. (I)	32,167	44,783
Nilkamal, Ltd.	2,084	38,755
Nitin Fire Protection Industries, Ltd.	56,264	21,310
NTPC, Ltd.	169,695	403,031
Oberoi Realty, Ltd.	42,345	190,136
OCL India, Ltd.	3,751	45,438
Oil & Natural Gas Corp., Ltd.	151,011	533,974
Oil India, Ltd.	27,994	160,658
Omaxe, Ltd.	8,831	21,492
Oracle Financial Services Software, Ltd.	6,169	316,763
Orient Cement, Ltd.	67,755	192,224
Orissa Minerals Development Company, Ltd.	400	12,802
Page Industries, Ltd.	4,067	904,397
Parsvnath Developers, Ltd. (I)	128,618	32,728
PC Jeweller, Ltd.	31,068	204,377
Persistent Systems, Ltd.	23,721	220,648
Petronet LNG, Ltd.	109,369	576,265
Pfizer, Ltd.	2,121	63,084
PI Industries, Ltd.	35,155	426,514
Pidilite Industries, Ltd.	66,719	695,129
Piramal Enterprises, Ltd.	48,841	1,336,726
Polaris Consulting & Services, Ltd. (I)	3,540	9,740
Power Finance Corp., Ltd.	386,538	714,933
Power Grid Corp. of India, Ltd.	479,923	1,314,968
Praj Industries, Ltd.	45,371	61,839
Prestige Estates Projects, Ltd.	39,931	111,242

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       23

	Shares	Value
India (continued)
Prism Cement, Ltd. (I)	48,923	$84,677
Procter & Gamble Hygiene & Health Care, Ltd.	3,109	311,078
PTC India Financial Services, Ltd.	147,768	81,846
PTC India, Ltd.	98,016	123,178
Punj Lloyd, Ltd. (I)	13,923	4,815
Punjab National Bank (I)	25,000	47,542
Puravankara Projects, Ltd.	5,372	4,047
PVR, Ltd.	13,606	241,212
Radico Khaitan, Ltd.	32,127	50,064
Rain Industries, Ltd.	114,375	78,174
Rajesh Exports, Ltd.	43,299	284,066
Rallis India, Ltd.	31,971	108,397
Ramco Systems, Ltd. (I)	1,024	7,796
Ratnamani Metals & Tubes, Ltd.	6,611	54,559
Rattanindia Power, Ltd. (I)	88,088	13,203
Raymond, Ltd.	20,437	126,579
Redington India, Ltd.	128,695	204,606
REI Agro, Ltd. (I)	164,589	1,354
Relaxo Footwears, Ltd.	11,994	81,867
Reliance Capital, Ltd.	29,638	235,381
Reliance Communications, Ltd. (I)	456,482	366,240
Reliance Defence and Engineering, Ltd. (I)	85,649	82,499
Reliance Industries, Ltd.	128,518	2,008,671
Reliance Infrastructure, Ltd.	51,009	451,518
Reliance Power, Ltd.	314,017	248,934
Repco Home Finance, Ltd.	13,380	170,364
Ruchi Soya Industries, Ltd.	81,454	24,390
Rural Electrification Corp., Ltd.	266,656	950,376
Sadbhav Engineering, Ltd.	12,270	54,413
Sanofi India, Ltd.	3,537	228,427
Shipping Corp. of India, Ltd. (I)	56,578	55,859
Shoppers Stop, Ltd.	14,926	86,179
Shree Cement, Ltd.	1,857	474,077
Shriram Transport Finance Company, Ltd.	52,185	959,378
Siemens, Ltd.	5,913	111,441
Simplex Infrastructures, Ltd.	4,288	19,966
Sintex Industries, Ltd.	186,856	209,978
SITI Cable Network, Ltd. (I)	54,239	28,729
SJVN, Ltd.	363,137	151,995
SKF India, Ltd.	6,403	133,821
SML Isuzu, Ltd.	1,824	37,919
Sobha, Ltd.	39,931	170,577
Solar Industries India, Ltd.	6,620	64,826
Sona Koyo Steering Systems, Ltd.	29,557	27,604
Sonata Software, Ltd.	42,366	97,473
SREI Infrastructure Finance, Ltd.	89,613	108,918
SRF, Ltd.	13,860	357,757

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       24

	Shares	Value
India (continued)
State Bank of Bikaner & Jaipur	16,966	$171,378
State Bank of India	163,891	614,850
State Bank of Travancore	4,261	33,902
Sterlite Power Transmission, Ltd. (I)	22,108	29,628
Sterlite Technologies, Ltd.	110,539	139,116
Strides Shasun, Ltd.	10,052	142,493
Sun Pharmaceutical Industries, Ltd.	111,828	1,289,971
Sun TV Network, Ltd.	69,402	489,911
Sundaram Finance, Ltd.	12,775	275,546
Sundram Fasteners, Ltd.	61,412	267,910
Suprajit Engineering, Ltd.	12,926	37,448
Supreme Industries, Ltd.	36,307	520,223
Suzlon Energy, Ltd. (I)	464,402	109,816
Swaraj Engines, Ltd.	3,065	53,293
Symphony, Ltd.	325	11,193
Syndicate Bank (I)	95,805	109,826
TAKE Solutions, Ltd.	23,694	59,352
Tamil Nadu Newsprint & Papers, Ltd.	24,919	119,209
Tata Chemicals, Ltd.	47,987	402,744
Tata Communications, Ltd.	38,540	301,418
Tata Consultancy Services, Ltd.	123,780	4,647,365
Tata Elxsi, Ltd.	6,610	155,719
Tata Global Beverages, Ltd.	152,581	318,917
Tata Motors, Ltd.	321,962	2,594,773
Tata Motors, Ltd., ADR	30,199	1,231,213
Tata Power Company, Ltd.	620,694	729,696
Tata Sponge Iron, Ltd.	4,883	45,019
Tata Steel, Ltd.	98,308	542,786
Tata Teleservices Maharashtra, Ltd. (I)	81,950	7,823
TCI Express, Ltd. (I)	9,685	41,360
Tech Mahindra, Ltd.	151,236	1,061,337
Techno Electric & Engineering Company, Ltd.	4,467	43,484
Texmaco Rail & Engineering, Ltd.	22,370	38,451
The Great Eastern Shipping Company, Ltd.	63,514	349,402
The India Cements, Ltd.	104,852	235,324
The Karnataka Bank, Ltd.	36,419	82,023
The Karur Vysya Bank, Ltd.	49,942	357,808
The Phoenix Mills, Ltd.	19,688	117,068
The Ramco Cements, Ltd.	64,033	554,380
The South Indian Bank, Ltd.	318,299	106,626
Thermax, Ltd.	9,255	115,175
Tide Water Oil Company India, Ltd.	484	39,403
Time Technoplast, Ltd.	82,842	99,484
Timken India, Ltd.	9,180	76,752
Titagarh Wagons, Ltd.	16,437	29,652
Titan Company, Ltd.	73,839	462,843
Torrent Pharmaceuticals, Ltd.	29,009	706,968

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       25

	Shares	Value
India (continued)
Torrent Power, Ltd.	75,235	$211,266
Transport Corp. of India, Ltd.	19,370	52,902
Trent, Ltd.	871	28,290
Triveni Turbine, Ltd.	67,254	127,279
TTK Prestige, Ltd.	1,611	117,775
Tube Investments of India, Ltd.	46,789	393,205
TV18 Broadcast, Ltd. (I)	220,992	138,822
TVS Motor Company, Ltd.	83,851	408,792
UCO Bank (I)	120,323	73,835
Uflex, Ltd.	20,595	75,483
Ultratech Cement, Ltd.	4,855	291,898
Unichem Laboratories, Ltd.	17,854	71,912
Union Bank of India, Ltd.	68,585	145,022
Unitech, Ltd. (I)	604,404	48,278
United Breweries, Ltd.	32,209	393,245
United Spirits, Ltd. (I)	13,708	472,875
UPL, Ltd.	257,014	2,446,098
V-Guard Industries, Ltd.	69,580	197,446
VA Tech Wabag, Ltd.	12,753	108,614
Vaibhav Global, Ltd. (I)	1,546	7,063
Vakrangee, Ltd.	78,844	231,316
Vardhman Textiles, Ltd.	13,739	206,108
Vedanta, Ltd., ADR	150,070	1,500,700
Videocon Industries, Ltd. (I)	51,562	80,181
Vijaya Bank (I)	161,333	92,912
Vinati Organics, Ltd.	1,762	15,624
VIP Industries, Ltd.	33,137	62,819
Voltas, Ltd.	13,356	77,700
VST Industries, Ltd.	2,691	92,757
WABCO India, Ltd.	2,647	245,564
Welspun Corp, Ltd.	67,511	82,101
Welspun Enterprises, Ltd. (I)	16,116	13,821
Welspun India, Ltd.	196,410	142,265
Whirlpool of India, Ltd. (I)	7,671	104,746
Wipro, Ltd.	136,060	988,642
Wockhardt, Ltd. (I)	12,421	151,385
Yes Bank, Ltd.	59,199	1,216,828
Zee Entertainment Enterprises, Ltd.	68,891	555,500
Zensar Technologies, Ltd.	12,054	194,146
Zuari Agro Chemicals, Ltd. (I)	5,446	14,817
Zydus Wellness, Ltd.	5,097	66,710
Indonesia 3.4%		44,387,679
Ace Hardware Indonesia Tbk PT	6,933,900	522,202
Adaro Energy Tbk PT	6,692,900	579,164
Adhi Karya Persero Tbk PT	502,638	100,961
Agung Podomoro Land Tbk PT (I)	3,869,400	84,543
AKR Corporindo Tbk PT	459,300	230,807

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       26

	Shares	Value
Indonesia (continued)
Alam Sutera Realty Tbk PT (I)	4,793,800	$177,552
Aneka Tambang Persero Tbk PT (I)	3,768,454	204,409
Arwana Citramulia Tbk PT	2,819,300	117,864
Asahimas Flat Glass Tbk PT	113,500	58,141
Astra Agro Lestari Tbk PT (I)	184,633	228,053
Astra Graphia Tbk PT	606,500	92,350
Astra International Tbk PT	5,207,800	3,194,705
Bakrie & Brothers Tbk PT (I)	123,895,361	467,001
Bakrie Sumatera Plantations Tbk PT (I)	17,913,000	67,520
Bakrie Telecom Tbk PT (I)	34,369,000	129,548
Bakrieland Development Tbk PT (I)	25,925,300	97,721
Bank Bukopin Tbk PT	3,288,166	177,159
Bank Central Asia Tbk PT	2,658,600	3,013,002
Bank CIMB Niaga Tbk PT (I)	50,481	3,178
Bank Danamon Indonesia Tbk PT	1,404,271	431,664
Bank Mandiri Persero Tbk PT	955,446	808,343
Bank Negara Indonesia Persero Tbk PT	1,167,103	515,907
Bank Pan Indonesia Tbk PT (I)	3,604,700	245,706
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	1,724,900	209,158
Bank Pembangunan Daerah Jawa Timur Tbk PT	309,800	14,001
Bank Permata Tbk PT (I)	47,936	2,383
Bank Rakyat Indonesia Persero Tbk PT	4,581,500	4,015,811
Bank Tabungan Negara Persero Tbk PT	2,180,598	329,884
Bank Tabungan Pensiunan Nasional Tbk PT (I)	227,500	45,769
Barito Pacific Tbk PT (I)	2,253,400	182,520
Bayan Resources Tbk PT (I)	98,000	49,126
Bekasi Fajar Industrial Estate Tbk PT	2,493,600	61,123
Benakat Integra Tbk PT (I)	3,785,000	14,260
Berau Coal Energy Tbk PT (I)	2,539,400	15,698
Berlian Laju Tanker Tbk PT (I)	11,916,666	0
BISI International Tbk PT	772,100	102,331
Budi Starch & Sweetener Tbk PT (I)	1,478,600	10,352
Bumi Resources Tbk PT (I)	26,504,830	135,871
Bumi Serpong Damai Tbk PT	1,839,100	297,266
Bumi Teknokultura Unggul Tbk PT (I)	252,400	28,222
Charoen Pokphand Indonesia Tbk PT	1,710,220	480,475
Ciputra Development Tbk PT	11,876,798	1,380,471
Ciputra Property Tbk PT	2,189,360	99,026
Ciputra Surya Tbk PT	783,668	150,352
Citra Marga Nusaphala Persada Tbk PT (I)	1,848,260	236,493
Darma Henwa Tbk PT (I)	20,860,500	78,630
Delta Dunia Makmur Tbk PT (I)	1,554,100	29,284
Dharma Satya Nusantara Tbk PT	603,500	22,019
Eagle High Plantations Tbk PT (I)	4,006,000	63,203
Elnusa Tbk PT	2,550,700	95,763
Energi Mega Persada Tbk PT (I)	40,739,638	153,561
Erajaya Swasembada Tbk PT	698,900	43,977

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       27

	Shares	Value
Indonesia (continued)
Eureka Prima Jakarta Tbk PT (I)	402,200	$3,301
Exploitasi Energi Indonesia Tbk PT (I)	3,373,000	12,968
Fajar Surya Wisesa Tbk PT (I)	146,500	27,495
Gajah Tunggal Tbk PT (I)	828,200	94,176
Garuda Indonesia Persero Tbk PT (I)	2,851,600	96,722
Global Mediacom Tbk PT	6,150,800	412,172
Gudang Garam Tbk PT	84,243	408,591
Hanson International Tbk PT (I)	24,973,500	295,525
Harum Energy Tbk PT (I)	558,900	44,193
Holcim Indonesia Tbk PT	1,349,500	119,484
Indah Kiat Pulp & Paper Corp. Tbk PT	2,280,200	178,604
Indo Tambangraya Megah Tbk PT	286,800	245,566
Indocement Tunggal Prakarsa Tbk PT	421,800	561,807
Indofood CBP Sukses Makmur Tbk PT	293,800	220,733
Indofood Sukses Makmur Tbk PT	1,685,800	1,003,550
Indosat Tbk PT (I)	888,600	415,250
Inovisi Infracom Tbk PT (I)	671,012	5,918
Intiland Development Tbk PT	2,906,400	130,317
Japfa Comfeed Indonesia Tbk PT	4,339,200	553,398
Jasa Marga Tbk PT	713,800	261,159
Kalbe Farma Tbk PT	2,597,200	350,887
Kawasan Industri Jababeka Tbk PT (I)	12,323,313	294,912
Krakatau Steel Persero Tbk PT (I)	1,302,100	88,784
Link Net Tbk PT	80,900	27,060
Lippo Cikarang Tbk PT (I)	406,900	200,715
Lippo Karawaci Tbk PT	8,843,625	732,279
Malindo Feedmill Tbk PT (I)	653,600	89,557
Matahari Department Store Tbk PT	896,300	1,348,483
Matahari Putra Prima Tbk PT	372,900	53,596
Mayora Indah Tbk PT	6,470,200	736,345
Medco Energi Internasional Tbk PT (I)	1,283,300	146,698
Media Nusantara Citra Tbk PT	1,776,800	256,601
Metrodata Electronics Tbk PT	261,103	13,970
Mitra Adiperkasa Tbk PT (I)	434,000	150,396
MNC Investama Tbk PT (I)	20,123,300	225,824
MNC Sky Vision Tbk PT (I)	451,800	28,745
Modernland Realty Tbk PT (I)	5,672,300	164,122
Multipolar Corp. Tbk PT (I)	2,705,400	86,759
Nippon Indosari Corpindo Tbk PT	1,175,800	143,107
Nirvana Development Tbk PT (I)	5,351,300	40,310
Nusantara Infrastructure Tbk PT (I)	9,901,600	95,477
Pabrik Kertas Tjiwi Kimia Tbk PT	642,000	36,277
Pakuwon Jati Tbk PT	12,409,300	555,416
Pan Brothers Tbk PT	1,561,800	49,195
Panin Financial Tbk PT (I)	7,247,200	119,997
Panin Sekuritas Tbk PT	22,500	7,033
Paninvest Tbk PT (I)	1,443,000	70,095

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       28

	Shares	Value
Indonesia (continued)
Pembangunan Perumahan Persero Tbk PT	524,700	$171,876
Perusahaan Gas Negara Persero Tbk PT	2,444,100	555,217
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,250,500	150,482
Ramayana Lestari Sentosa Tbk PT	1,364,100	127,418
Resource Alam Indonesia Tbk PT	392,500	28,030
Salim Ivomas Pratama Tbk PT	905,800	35,080
Samindo Resources Tbk PT	31,500	1,341
Sampoerna Agro Tbk PT	618,600	92,594
Sawit Sumbermas Sarana Tbk PT	357,900	45,170
Selamat Sempurna Tbk PT	1,070,500	334,709
Semen Baturaja Persero Tbk PT	965,600	113,066
Semen Indonesia Persero Tbk PT	1,227,600	914,551
Sentul City Tbk PT	10,067,900	73,535
Sigmagold Inti Perkasa Tbk PT (I)	375,500	11,040
Siloam International Hospitals Tbk PT (I)	70,200	59,760
Sinar Mas Multiartha Tbk PT	37,000	22,630
Sri Rejeki Isman Tbk PT	6,259,900	120,682
Sugih Energy Tbk PT (I)	12,804,400	110,004
Summarecon Agung Tbk PT	2,709,100	356,496
Surya Citra Media Tbk PT	2,777,400	633,109
Surya Semesta Internusa Tbk PT	2,757,000	127,652
Suryainti Permata Tbk PT (I)	1,802,000	0
Tambang Batubara Bukit Asam Persero Tbk PT	434,900	324,802
Telekomunikasi Indonesia Persero Tbk PT	3,679,100	1,162,611
Telekomunikasi Indonesia Persero Tbk PT, ADR	35,996	2,242,191
Tempo Scan Pacific Tbk PT	242,800	40,792
Tiga Pilar Sejahtera Food Tbk PT (I)	1,129,800	182,703
Timah Persero Tbk PT	1,505,980	90,651
Tiphone Mobile Indonesia Tbk PT	1,729,300	83,430
Total Bangun Persada Tbk PT	390,900	24,869
Tower Bersama Infrastructure Tbk PT	947,400	397,963
Trias Sentosa Tbk PT	1,000,000	21,947
Trimegah Securities Tbk PT (I)	1,137,100	5,320
Truba Alam Manunggal Engineering Tbk PT (I)	19,436,000	11,722
Tunas Baru Lampung Tbk PT	1,768,600	103,234
Tunas Ridean Tbk PT	667,900	73,010
Unilever Indonesia Tbk PT	362,900	1,247,882
United Tractors Tbk PT	1,463,300	2,065,253
Vale Indonesia Tbk PT (I)	1,121,300	222,821
Visi Media Asia Tbk PT (I)	5,492,300	115,714
Waskita Karya Persero Tbk PT	580,102	121,808
Wijaya Karya Persero Tbk PT	664,200	162,022
XL Axiata Tbk PT (I)	2,358,000	504,394
Malaysia 4.3%		56,460,082
7-Eleven Malaysia Holdings BHD	44,900	16,387
Adventa BHD (I)	25,200	4,765
Aeon Company BHD	472,600	317,887

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       29

	Shares	Value
Malaysia (continued)
AEON Credit Service M BHD	10,360	$38,254
Affin Holdings BHD	396,590	207,807
AirAsia BHD	877,800	648,295
AirAsia X BHD (I)	924,550	85,002
Alam Maritim Resources BHD (I)	374,200	26,084
Alliance Financial Group BHD	630,100	611,860
AMMB Holdings BHD	1,196,850	1,292,110
Amway Malaysia Holdings BHD	400	869
Ann Joo Resources BHD	123,600	53,695
APM Automotive Holdings BHD	102,500	87,775
Astro Malaysia Holdings BHD	653,300	474,187
Axiata Group BHD	862,208	1,166,193
Barakah Offshore Petroleum BHD (I)	227,500	37,307
Batu Kawan BHD	33,400	149,070
Benalec Holdings BHD	345,500	36,651
Berjaya Assets BHD	372,900	72,547
Berjaya Auto BHD	413,800	230,827
Berjaya Corp. BHD	1,660,100	136,914
Berjaya Land BHD (I)	846,900	135,075
Berjaya Sports Toto BHD	504,978	417,428
BIMB Holdings BHD	586,200	580,188
Bintulu Port Holdings BHD	300	497
Bonia Corp. BHD	443,500	61,676
Boustead Holdings BHD	710,607	378,131
Boustead Plantations BHD	84,200	32,137
British American Tobacco Malaysia BHD	52,000	630,639
Bumi Armada BHD	1,117,400	203,865
Bursa Malaysia BHD	334,700	717,307
Cahya Mata Sarawak BHD	397,500	372,819
Can-One BHD	19,500	16,457
Carlsberg Brewery Malaysia BHD	144,800	524,636
CB Industrial Product Holding BHD	227,940	113,623
CIMB Group Holdings BHD	322,572	381,487
Coastal Contracts BHD	222,566	80,368
Cypark Resources BHD	133,000	67,064
Daibochi Plastic & Packaging Industry BHD	21,840	11,379
Datasonic Group BHD	158,100	56,868
Daya Materials BHD (I)	1,450,200	25,003
Dayang Enterprise Holdings BHD (I)	309,600	76,739
Dialog Group BHD	1,136,260	429,869
DiGi.Com BHD	785,980	972,175
DRB-Hicom BHD	436,600	140,720
Dutch Lady Milk Industries BHD	9,900	144,447
Eastern & Oriental BHD	405,467	166,918
Eco World Development Group BHD (I)	339,000	112,729
Evergreen Fibreboard BHD	416,750	79,521
Felda Global Ventures Holdings BHD	668,900	373,518

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       30

	Shares	Value
Malaysia (continued)
Gadang Holdings BHD	44,000	$31,100
Gamuda BHD	231,500	277,957
Gas Malaysia BHD	132,500	88,623
GD Express Carrier BHD	48,200	18,150
Genting BHD	755,300	1,451,093
Genting Malaysia BHD	465,100	507,417
Genting Plantations BHD	21,400	55,835
Globetronics Technology BHD	160,880	116,050
GuocoLand Malaysia BHD	183,100	54,438
Hai-O Enterprise BHD	58,500	46,825
Hap Seng Consolidated BHD	556,700	1,067,449
Hartalega Holdings BHD	290,600	313,723
Heineken Malaysia BHD	130,300	583,315
Hock Seng LEE BHD	142,592	61,752
Hong Leong Bank BHD	81,434	261,875
Hong Leong Financial Group BHD	141,861	561,149
Hong Leong Industries BHD	76,300	180,576
Hovid BHD	328,500	31,530
Hua Yang BHD	148,366	67,933
Hume Industries BHD	67,932	54,721
I-BHD	328,400	46,040
IHH Healthcare BHD	146,000	235,096
IJM Corp. BHD	2,026,060	1,711,132
IJM Plantations BHD	126,600	103,139
Inari Amertron BHD	401,062	313,183
Insas BHD	338,274	54,497
IOI Corp. BHD	770,100	837,946
IOI Properties Group BHD	387,257	240,320
Iris Corp. BHD (I)	1,201,900	47,238
Iskandar Waterfront City BHD (I)	220,700	49,764
JAKS Resources BHD (I)	296,800	73,610
Jaya Tiasa Holdings BHD	310,305	93,206
JCY International BHD	316,000	42,828
K&N Kenanga Holdings BHD (I)	312,317	36,514
Karex BHD	75,000	44,706
Keck Seng Malaysia BHD	224,850	271,815
Kian JOO CAN Factory BHD	329,200	232,079
Kim Loong Resources BHD	37,800	29,911
Kimlun Corp. BHD	97,161	45,073
KNM Group BHD (I)	816,270	82,748
Kossan Rubber Industries BHD	203,600	329,749
KPJ Healthcare BHD	379,900	402,013
Kretam Holdings BHD (I)	140,100	18,473
KSL Holdings BHD	524,010	143,252
Kuala Lumpur Kepong BHD	97,358	565,139
Kumpulan Europlus BHD (I)	192,200	43,591
Kumpulan Fima BHD	93,300	44,597

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       31

	Shares	Value
Malaysia (continued)
Kumpulan Perangsang Selangor BHD	159,300	$45,065
Lafarge Malaysia BHD	162,100	321,054
Land & General BHD	586,900	57,737
Landmarks BHD (I)	232,900	47,998
LBS Bina Group BHD	210,000	84,953
Lingkaran Trans Kota Holdings BHD	80,200	116,635
Lion Industries Corp. BHD (I)	430,800	30,566
LPI Capital BHD	31,500	123,985
Magnum BHD	472,300	271,277
Mah Sing Group BHD	1,126,612	441,400
Malayan Banking BHD	770,821	1,483,632
Malayan Flour Mills BHD	278,800	105,065
Malaysia Airports Holdings BHD	276,788	430,436
Malaysia Building Society BHD	670,574	141,901
Malaysia Marine and Heavy Engineering Holdings BHD (I)	213,800	54,596
Malaysian Bulk Carriers BHD (I)	187,000	33,739
Malaysian Pacific Industries BHD	84,338	160,614
Malaysian Resources Corp. BHD	850,600	261,694
Malton BHD	234,200	35,169
Matrix Concepts Holdings BHD	333,083	209,160
Maxis BHD	440,085	680,175
MBM Resources BHD	151,150	100,622
Media Chinese International, Ltd.	286,200	51,094
Media Prima BHD	892,780	309,596
Mega First Corp. BHD	45,200	22,916
MISC BHD	260,050	484,055
Mitrajaya Holdings BHD	142,500	48,693
MK Land Holdings BHD	446,700	35,191
MKH BHD	200,533	136,284
MMC Corp. BHD	884,800	488,789
MNRB Holdings BHD (I)	55,100	41,339
MPHB Capital BHD (I)	145,400	49,820
Mudajaya Group BHD (I)	232,800	57,948
Muhibbah Engineering Malaysia BHD	222,100	122,981
Mulpha International BHD (I)	740,700	41,101
My EG Services BHD	724,300	390,846
Naim Holdings BHD (I)	109,800	47,702
Nestle Malaysia BHD	1,700	33,057
NTPM Holdings BHD	145,500	30,810
OCK Group BHD	98,000	19,178
Oldtown BHD	184,500	88,001
Oriental Holdings BHD	302,520	506,636
OSK Holdings BHD	700,545	269,026
Padini Holdings BHD	298,700	208,324
Panasonic Manufacturing Malaysia BHD	10,900	101,848
Pantech Group Holdings BHD	273,794	37,075
Paramount Corp. BHD	163,400	58,726

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       32

	Shares	Value
Malaysia (continued)
Parkson Holdings BHD (I)	373,745	$66,843
Perisai Petroleum Teknologi BHD (I)	815,800	32,912
PESTECH International BHD	92,800	35,023
Petronas Chemicals Group BHD	695,300	1,145,701
Petronas Dagangan BHD	51,200	294,973
Petronas Gas BHD	150,900	823,060
Pharmaniaga BHD	12,000	16,836
POS Malaysia BHD	387,500	314,588
Power Root BHD	71,000	35,059
PPB Group BHD	85,300	337,807
Press Metal BHD	523,500	539,664
Protasco BHD	261,600	99,776
Public Bank BHD	666,660	3,251,055
QL Resources BHD	370,100	404,093
RHB Capital BHD	231,862	284,911
Rimbunan Sawit BHD (I)	338,000	41,526
Salcon BHD	427,600	64,679
SapuraKencana Petroleum BHD (I)	3,285,957	1,268,073
Sarawak Cable BHD	47,900	14,469
Sarawak Oil Palms BHD	110,400	100,359
Scientex BHD	160,400	246,916
Scomi Energy Services BHD (I)	699,300	31,600
Scomi Group BHD (I)	1,322,200	46,826
SEG International BHD	19,800	5,766
Selangor Dredging BHD	226,100	50,418
Selangor Properties BHD	18,300	21,218
Shangri-La Hotels Malaysia BHD	36,700	48,109
Shell Refining Company Federation of Malaya BHD (I)	67,000	50,484
SHL Consolidated BHD	113,500	86,455
Sime Darby BHD	556,602	1,081,437
SP Setia BHD	280,720	241,436
Star Media Group BHD	306,500	198,223
Sumatec Resources BHD (I)	422,000	9,776
Sunway BHD	391,228	294,020
Sunway Construction Group BHD	92,562	37,421
Supermax Corp. BHD	265,300	132,841
Suria Capital Holdings BHD	196,400	95,751
Syarikat Takaful Malaysia BHD	268,000	273,600
Symphony Life BHD	174,168	30,061
TA Ann Holdings BHD	153,508	135,246
TA Enterprise BHD	1,070,300	133,117
TA Global BHD	1,782,340	102,696
Talam Transform BHD (I)	2,215,600	24,522
Taliworks Corp. BHD	166,600	60,715
Tambun Indah Land BHD	159,800	60,242
Tan Chong Motor Holdings BHD	191,600	89,499
Tanjung Offshore BHD (I)	192,400	14,204

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       33

	Shares	Value
Malaysia (continued)
Tasek Corp. BHD	5,400	$19,696
TDM BHD	552,195	91,855
Telekom Malaysia BHD	303,256	511,058
Tenaga Nasional BHD	722,400	2,623,946
TH Plantations BHD (I)	185,160	51,086
Time dotCom BHD	323,140	643,413
Tiong NAM Logistics Holdings	140,900	54,639
Top Glove Corp. BHD	410,600	430,390
Tropicana Corp. BHD	358,991	91,135
TSH Resources BHD	395,200	184,837
Tune Protect Group BHD	309,300	120,244
Uchi Technologies BHD	147,730	60,031
UEM Edgenta BHD	230,400	193,819
UEM Sunrise BHD	807,966	214,155
UMW Holdings BHD	187,500	256,622
UMW Oil and Gas Corp. BHD (I)	490,100	108,528
Unisem M BHD	456,420	298,354
United Malacca BHD	112,550	160,609
United Plantations BHD	24,700	168,705
United U-Li Corp. BHD	54,400	49,926
UOA Development BHD	471,200	286,565
Uzma BHD (I)	121,700	52,035
VS Industry BHD	808,485	286,776
Wah Seong Corp. BHD	239,390	49,740
WCT Holdings BHD	339,548	132,210
Wellcall Holdings BHD	223,400	113,520
Westports Holdings Bhd	404,900	442,412
Wing Tai Malaysia BHD	379,950	99,545
WTK Holdings BHD	209,300	51,506
Yinson Holdings BHD	163,100	123,214
YNH Property BHD (I)	155,742	74,521
YTL Corp. BHD	3,332,658	1,377,848
YTL E-Solutions BHD	86,200	11,689
YTL Power International BHD	930,175	341,599
Zhulian Corp. BHD	71,300	24,400
Malta 0.2%		2,416,802
Brait SE (I)(L)	304,810	2,416,802
Mexico 4.8%		63,938,770
Alfa SAB de CV, Class A	2,064,708	3,359,453
Alpek SAB de CV	402,912	695,849
Alsea SAB de CV	364,470	1,308,333
America Movil SAB de CV, Series L	7,571,941	4,521,427
Arca Continental SAB de CV	102,892	642,410
Axtel SAB de CV (I)	555,456	147,971
Banregio Grupo Financiero SAB de CV	168,554	958,984
Bio Pappel SAB de CV (I)	18,527	25,219

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       34

	Shares	Value
Mexico (continued)
Bolsa Mexicana de Valores SAB de CV	174,934	$317,281
Cemex SAB de CV (I)	776,842	643,560
Cemex SAB de CV, ADR (I)	161,925	1,342,358
Cia Minera Autlan SAB de CV, Series B (I)	60,050	22,766
Coca-Cola Femsa SAB de CV, ADR (L)	11,267	839,166
Consorcio ARA SAB de CV	639,337	234,227
Controladora Vuela Cia de Aviacion SAB de CV (I)	93,501	166,353
Controladora Vuela Cia de Aviacion SAB de CV, ADR (I)	6,795	120,883
Corporacion Inmobiliaria Vesta SAB de CV	210,896	300,533
Credito Real SAB de CV	64,680	127,251
Dine SAB de CV (I)	103,700	59,000
El Puerto de Liverpool SAB de CV	20,777	226,389
Empresas ICA SAB de CV, ADR (I)	76,705	61,995
Fomento Economico Mexicano SAB de CV	85,789	786,060
Fomento Economico Mexicano SAB de CV, ADR	24,004	2,197,566
Genomma Lab Internacional SAB de CV, Class B (I)	608,550	685,024
Gentera SAB de CV	723,437	1,413,665
Gruma SAB de CV, Class B	138,525	1,841,584
Grupo Aeromexico SAB de CV (I)(L)	200,247	395,348
Grupo Aeroportuario del Centro Norte SAB de CV	144,802	891,372
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	8,826	434,416
Grupo Aeroportuario del Pacifico SAB de CV, ADR	34,604	3,436,523
Grupo Aeroportuario del Sureste SAB de CV, ADR	9,180	1,399,583
Grupo Bimbo SAB de CV, Series A	743,115	2,116,339
Grupo Carso SAB de CV, Series A1	284,120	1,158,739
Grupo Cementos de Chihuahua SAB de CV	57,000	160,635
Grupo Comercial Chedraui SA de CV	164,742	401,986
Grupo Elektra SAB de CV	22,905	323,699
Grupo Famsa SAB de CV, Class A (I)	190,779	98,196
Grupo Financiero Banorte SAB de CV	291,465	1,570,720
Grupo Financiero Inbursa SAB de CV, Series O	372,233	649,198
Grupo Financiero Interacciones SA de CV	51,731	265,165
Grupo Financiero Santander Mexico SAB de CV, Class B	280,825	536,664
Grupo Gigante SAB de CV (I)	168,900	327,802
Grupo Herdez SAB de CV	200,869	429,793
Grupo Industrial Maseca SAB de CV, Series B	2,600	3,062
Grupo Industrial Saltillo SAB de CV	100,600	180,267
Grupo KUO SAB de CV, Series B	206,101	409,755
Grupo Lala SAB de CV	107,341	224,880
Grupo Mexico SAB de CV, Series B	1,637,353	4,093,676
Grupo Pochteca SAB de CV (I)	20,836	10,470
Grupo Sanborns SAB de CV	335,876	396,479
Grupo Simec SAB de CV, Series B (I)	107,636	328,403
Grupo Sports World SAB de CV (I)	27,369	24,885
Grupo Televisa SAB	760,811	4,151,022
Grupo Televisa SAB, ADR	23,159	632,935
Hoteles City Express SAB de CV (I)	129,840	125,859

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       35

	Shares	Value
Mexico (continued)
Impulsora del Desarrollo y El Empleo en America Latina SAB de CV (I)	115,901	$174,345
Industrias Bachoco SAB de CV, Series B	141,356	627,459
Industrias CH SAB de CV, Series B (I)	177,306	795,709
Industrias Penoles SAB de CV	55,850	1,291,461
Infraestructura Energetica Nova SAB de CV	48,707	188,000
Kimberly-Clark de Mexico SAB de CV, Class A	763,924	1,827,083
La Comer SAB de CV (I)	597,677	540,262
Maxcom Telecomunicaciones SAB de CV (I)	6,185	4,275
Megacable Holdings SAB de CV	231,519	892,018
Mexichem SAB de CV	523,965	1,210,266
Minera Frisco SAB de CV, Series A1 (I)	587,013	452,589
OHL Mexico SAB de CV (I)	351,524	496,446
Organizacion Cultiba SAB de CV	44,034	51,511
Organizacion Soriana SAB de CV, Series B (I)	1,358,740	3,458,505
Promotora y Operadora de Infraestructura SAB de CV	28,805	345,400
Qualitas Controladora SAB de CV	173,872	258,959
Rassini SAB de CV	5,950	27,591
Telesites SAB de CV (I)	588,143	344,943
TV Azteca SAB de CV	790,417	144,999
Urbi Desarrollos Urbanos SAB de CV (I)	883,860	517
Vitro SAB de CV, Series A	49,650	162,361
Wal-Mart de Mexico SAB de CV	1,059,797	2,420,893
Netherlands 0.3%		3,600,881
Steinhoff International Holdings NV	599,778	3,600,881
Peru 0.3%		3,720,984
Cementos Pacasmayo SAA	10,544	101,117
Cia de Minas Buenaventura SAA (I)	21,714	268,385
Credicorp, Ltd.	20,487	3,209,903
Grana y Montero SAA, ADR	17,393	141,579
Philippines 1.9%		25,715,072
Aboitiz Equity Ventures, Inc.	353,670	568,734
Aboitiz Power Corp.	455,800	444,741
ACR Mining Corp. (I)	3,145	1,208
Alliance Global Group, Inc.	1,123,000	392,537
Alsons Consolidated Resources, Inc.	629,000	24,301
Atlas Consolidated Mining & Development Corp. (I)	664,800	55,647
Ayala Corp.	15,680	294,260
Ayala Land, Inc.	802,700	662,249
Bank of the Philippine Islands	169,275	383,119
BDO Unibank, Inc.	360,811	884,350
Belle Corp.	4,118,000	271,885
Bloomberry Resorts Corp. (I)	852,700	102,023
Cebu Air, Inc.	192,440	489,361
Century Pacific Food, Inc.	46,650	17,123
China Banking Corp.	327,255	270,340

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       36

	Shares	Value
Philippines (continued)
COL Financial Group, Inc.	10,000	$3,537
Cosco Capital, Inc.	2,842,600	528,740
D&L Industries, Inc.	1,637,000	396,002
DMCI Holdings, Inc.	2,809,600	692,203
DoubleDragon Properties Corp. (I)	63,520	81,645
East West Banking Corp.	55,200	24,744
EEI Corp.	297,300	53,266
Emperador, Inc.	628,900	107,730
Empire East Land Holdings, Inc. (I)	2,941,000	49,184
Energy Development Corp.	9,065,500	1,113,981
Filinvest Land, Inc.	6,259,750	257,513
First Gen Corp. (I)	918,100	501,344
First Philippine Holdings Corp.	310,090	485,703
Globe Telecom, Inc.	13,950	589,413
GT Capital Holdings, Inc.	20,120	661,751
International Container Terminal Services, Inc.	414,560	746,635
JG Summit Holdings, Inc.	642,850	1,074,151
Jollibee Foods Corp.	129,310	679,223
Leisure & Resorts World Corp.	373,000	36,004
Lepanto Consolidated Mining Company, Class B (I)	3,304,363	15,366
Lopez Holdings Corp.	2,630,800	446,025
LT Group, Inc.	790,000	287,995
Manila Electric Company	97,870	653,121
Manila Water Company, Inc.	1,014,400	609,420
Max's Group, Inc	121,500	85,984
Megawide Construction Corp. (I)	31,770	9,272
Megaworld Corp.	3,619,600	365,224
Melco Crown Philippines Resorts Corp. (I)	583,600	47,497
Metro Pacific Investments Corp.	3,391,300	503,396
Metropolitan Bank & Trust Company	56,174	100,634
Pepsi-Cola Products Philippines, Inc.	1,939,000	128,857
Petron Corp.	1,885,700	406,724
Philippine National Bank	368,490	464,013
Philippine Stock Exchange, Inc.	20,064	119,277
Philweb Corp.	628,140	80,798
PLDT, Inc.	31,810	1,245,498
Premium Leisure Corp.	1,553,000	29,275
Puregold Price Club, Inc.	408,200	393,242
RFM Corp.	101,000	9,106
Rizal Commercial Banking Corp.	294,740	204,857
Robinsons Land Corp.	935,750	640,155
Robinsons Retail Holdings, Inc.	123,510	222,527
San Miguel Corp.	435,414	790,028
Security Bank Corp.	217,647	996,284
Semirara Mining & Power Corp.	146,060	347,545
SM Investments Corp.	16,380	238,769
SM Prime Holdings, Inc.	1,516,004	970,079

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       37

	Shares	Value
Philippines (continued)
Top Frontier Investment Holdings, Inc. (I)	25,432	$116,702
Trans-Asia Oil & Energy Development Corp.	644,000	30,388
Travellers International Hotel Group, Inc.	192,400	14,325
Union Bank of the Philippines	415,491	657,030
Universal Robina Corp.	264,030	1,058,751
Vista Land & Lifescapes, Inc.	3,476,700	443,551
Xurpas, Inc.	112,100	38,710
Poland 1.7%		22,447,331
ABC Data SA	23,575	14,177
Agora SA	47,765	134,421
Alior Bank SA (I)	25,690	350,494
Amica SA	1,682	83,491
AmRest Holdings SE (I)	6,606	429,585
Apator SA	6,846	52,293
Asseco Poland SA	64,910	947,059
Bank Handlowy w Warszawie SA	5,010	93,306
Bank Millennium SA (I)	194,046	287,586
Bank Pekao SA	7,419	249,387
Bank Zachodni WBK SA	5,078	417,507
Bioton SA (I)(L)	63,938	151,391
Boryszew SA (I)	152,807	238,179
Budimex SA	9,669	487,803
CCC SA	11,389	530,506
CD Projekt SA (I)(L)	49,597	539,683
Ciech SA	41,083	709,117
ComArch SA (I)	2,909	133,176
Cyfrowy Polsat SA (I)	79,149	498,981
Emperia Holding SA (I)	8,319	144,559
Enea SA (I)	166,772	421,249
Energa SA	62,040	128,563
Eurocash SA	40,203	442,251
Fabryki Mebli Forte SA (L)	20,572	402,264
Famur SA (I)	29,897	27,411
Firma Oponiarska Debica SA	4,011	111,956
Getin Holding SA (I)	301,321	74,921
Getin Noble Bank SA (I)(L)	780,891	102,213
Grupa Azoty SA	24,618	404,165
Grupa Kety SA	15,648	1,482,902
Grupa Lotos SA (I)	37,409	278,350
Impexmetal SA (I)	67,910	45,049
ING Bank Slaski SA	9,126	352,731
Integer.pl SA (I)	797	5,709
Inter Cars SA (L)	1,766	133,061
Jastrzebska Spolka Weglowa SA (I)	46,223	458,715
KGHM Polska Miedz SA	21,005	393,741
Kruk SA	2,406	138,540
LC Corp. SA	222,791	119,615

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       38

	Shares	Value
Poland (continued)
LPP SA	414	$477,205
Lubelski Wegiel Bogdanka SA	9,137	131,015
mBank SA (I)	4,256	424,838
MCI Capital SA (I)	25,380	67,006
Netia SA	393,934	472,862
Neuca SA	1,844	170,956
Orange Polska SA	310,040	426,895
Orbis SA	50,764	953,972
Pelion SA (I)	9,437	123,803
Pfleiderer Grajewo SA	6,153	52,251
PGE Polska Grupa Energetyczna SA	296,462	875,907
PKP Cargo SA (I)	3,954	45,034
Polnord SA (I)(L)	24,257	57,822
Polski Koncern Miesny Duda SA (I)	2,108	3,505
Polski Koncern Naftowy Orlen SA	166,057	2,764,025
Polskie Gornictwo Naftowe i Gazownictwo SA	391,764	535,021
Powszechna Kasa Oszczednosci Bank Polski SA	112,295	763,517
Powszechny Zaklad Ubezpieczen SA	121,188	858,710
Quercus TFI SA (I)	1,202	1,678
Rafako SA (I)	15,011	26,068
Sygnity SA (I)	20,049	23,094
Synthos SA (I)	250,776	249,177
Tauron Polska Energia SA (I)	864,076	614,537
Trakcja SA	27,774	84,152
Vistula Group SA (I)	44,632	40,121
Warsaw Stock Exchange	16,965	152,607
Wawel SA	80	18,110
Zespol Elektrowni Patnow Adamow Konin SA	5,285	17,336
Russia 1.1%		14,446,556
Gazprom PJSC, ADR	403,624	1,631,982
Lenta, Ltd. (I)	3,267	25,483
Lukoil PJSC, ADR	25,664	1,150,154
Magnitogorsk Iron & Steel Works OJSC, GDR	71,176	440,061
Mail.Ru Group, Ltd., GDR (I)	4,442	74,690
Mechel PJSC, ADR (I)(L)	34,078	71,564
MegaFon PJSC, GDR	24,937	253,414
MMC Norilsk Nickel PJSC, ADR	73,568	1,107,474
Novatek OAO, GDR	11,251	1,211,257
Novolipetsk Steel OJSC, GDR	27,470	383,231
O'Key Group SA, GDR	12,712	22,540
PhosAgro PJSC, GDR	30,320	406,135
PIK Group PJSC, GDR (I)	101,350	435,833
Ros Agro PLC, GDR	9,673	133,487
Rosneft PJSC	182,387	952,291
Rostelecom OJSC, ADR	36,760	274,583
RusHydro PJSC, ADR	302,355	358,542
Sberbank of Russia PJSC, ADR	199,021	1,806,116

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       39

	Shares	Value
Russia (continued)
Severstal OAO, GDR	43,182	$508,378
Tatneft PJSC, ADR	42,717	1,259,721
TMK PJSC, GDR	29,098	96,200
VimpelCom, Ltd., ADR	228,808	977,010
VTB Bank PJSC, GDR	247,324	504,794
X5 Retail Group NV, GDR (I)	13,692	361,616
Singapore 0.0%		55,509
Technovator International, Ltd.	138,000	55,509
South Africa 7.9%		104,082,453
Adbee Rf, Ltd. (I)	21,593	50,853
Adcock Ingram Holdings, Ltd.	122,362	387,106
Adcorp Holdings, Ltd.	85,780	93,371
Advtech, Ltd.	272,532	302,863
AECI, Ltd.	85,493	598,689
African Bank Investments, Ltd. (I)	878,658	18,527
African Oxygen, Ltd.	26,369	36,837
African Rainbow Minerals, Ltd.	79,703	473,856
Afrimat, Ltd.	7,811	12,103
Alexander Forbes Group Holdings, Ltd.	106,479	49,193
Allied Electronics Corp., Ltd., A Shares (I)	83,996	34,211
Anglo American Platinum, Ltd. (I)	13,195	355,066
AngloGold Ashanti, Ltd. (I)	5,521	89,056
AngloGold Ashanti, Ltd., ADR (I)	345,952	5,566,368
ArcelorMittal South Africa, Ltd. (I)	240,520	123,408
Ascendis Health, Ltd.	9,297	15,766
Aspen Pharmacare Holdings, Ltd. (I)	77,700	1,862,902
Assore, Ltd.	17,794	201,017
Astral Foods, Ltd.	41,956	372,298
Attacq, Ltd. (I)	130,466	159,733
Aveng, Ltd. (I)	487,501	185,320
AVI, Ltd.	266,688	1,615,408
Barclays Africa Group, Ltd.	141,237	1,431,934
Barloworld, Ltd.	150,646	852,834
Bid Corp., Ltd. (I)	157,008	2,882,357
Blue Label Telecoms, Ltd.	174,483	226,149
Capitec Bank Holdings, Ltd.	19,086	757,087
Cashbuild, Ltd.	22,263	590,807
Caxton & CTP Publishers & Printers, Ltd.	226,989	210,796
City Lodge Hotels, Ltd.	36,762	404,537
Clicks Group, Ltd.	247,095	2,032,885
Clover Industries, Ltd.	68,524	88,787
Consolidated Infrastructure Group, Ltd. (I)	26,194	45,765
Coronation Fund Managers, Ltd.	199,106	944,618
DataTec, Ltd.	133,020	452,544
Discovery, Ltd.	123,615	1,008,339
Distell Group, Ltd.	17,941	209,085

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       40

	Shares	Value
South Africa (continued)
Distribution and Warehousing Network, Ltd. (I)	10,512	$1,789
DRDGOLD, Ltd.	353,021	179,996
EOH Holdings, Ltd.	38,259	374,241
Eqstra Holdings, Ltd. (I)	292,995	53,936
Exxaro Resources, Ltd. (L)	118,407	607,229
Famous Brands, Ltd.	61,586	636,498
FirstRand, Ltd.	1,323,209	3,975,239
Gold Fields, Ltd.	22,046	111,601
Gold Fields, Ltd., ADR	776,968	3,908,149
Grand Parade Investments, Ltd.	206,978	57,777
Grindrod, Ltd.	398,493	310,788
Group Five, Ltd.	133,195	232,471
Growthpoint Properties, Ltd.	79,354	137,399
Harmony Gold Mining Company, Ltd., ADR (L)	365,804	1,291,288
Holdsport, Ltd.	6,121	25,874
Hudaco Industries, Ltd.	19,872	139,275
Hulamin, Ltd. (I)	196,368	69,487
Impala Platinum Holdings, Ltd. (I)	364,870	1,402,828
Imperial Holdings, Ltd.	194,238	2,085,289
Investec, Ltd.	86,628	506,434
Invicta Holdings, Ltd.	4,710	16,746
JSE, Ltd.	27,072	287,314
KAP Industrial Holdings, Ltd.	131,957	67,381
Kumba Iron Ore, Ltd. (I)(L)	44,886	408,722
Lewis Group, Ltd. (L)	77,699	219,485
Liberty Holdings, Ltd.	99,239	760,178
Life Healthcare Group Holdings, Ltd.	529,381	1,385,835
Massmart Holdings, Ltd.	116,526	1,026,944
Merafe Resources, Ltd.	1,760,071	112,592
Metair Investments, Ltd.	156,701	210,990
MMI Holdings, Ltd.	664,447	1,021,381
Mondi, Ltd.	70,508	1,424,703
Mpact, Ltd.	187,112	414,340
Mr Price Group, Ltd.	116,834	1,466,581
MTN Group, Ltd. (L)	831,532	6,800,091
Murray & Roberts Holdings, Ltd.	422,553	367,199
Nampak, Ltd.	478,263	616,794
Naspers, Ltd., N Shares	19,407	3,181,093
Nedbank Group, Ltd.	74,378	1,045,663
Netcare, Ltd.	651,114	1,454,915
Northam Platinum, Ltd. (I)	267,490	881,095
Oceana Group, Ltd.	35,000	276,003
Omnia Holdings, Ltd.	57,394	674,429
Peregrine Holdings, Ltd.	193,730	361,787
Pick n Pay Stores, Ltd.	171,600	860,245
Pinnacle Holdings, Ltd. (I)	135,354	149,222
Pioneer Foods, Ltd.	75,515	874,443

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       41

	Shares	Value
South Africa (continued)
PPC, Ltd. (L)	530,959	$214,403
PSG Group, Ltd.	37,704	482,379
Raubex Group, Ltd.	148,180	225,375
RCL Foods, Ltd.	10,269	9,781
Reunert, Ltd.	108,128	447,293
Royal Bafokeng Platinum, Ltd. (I)	10,865	35,172
Sanlam, Ltd.	562,799	2,393,359
Santam, Ltd.	24,151	364,571
Sappi, Ltd. (I)	314,797	1,551,014
Sappi, Ltd., ADR (I)	384,521	1,861,082
Sasol, Ltd.	116,038	2,929,308
Shoprite Holdings, Ltd.	256,662	3,291,953
Sibanye Gold, Ltd.	58,110	225,849
Sibanye Gold, Ltd., ADR	187,529	2,893,572
Spur Corp., Ltd.	52,155	112,912
Standard Bank Group, Ltd.	415,534	3,767,897
Stefanutti Stocks Holdings, Ltd. (I)	55,487	15,895
Sun International, Ltd.	104,987	671,923
Super Group, Ltd. (I)	378,442	1,043,165
Telkom SA SOC, Ltd.	198,469	821,743
The Bidvest Group, Ltd.	197,013	2,037,634
The Foschini Group, Ltd.	174,801	1,556,091
The SPAR Group, Ltd.	91,197	1,191,621
Tiger Brands, Ltd.	62,670	1,627,273
Tiger Wheels, Ltd. (I)	14,267	0
Tongaat Hulett, Ltd.	85,808	721,404
Transaction Capital, Ltd.	54,064	41,026
Trencor, Ltd.	198,661	475,369
Truworths International, Ltd.	243,038	1,259,629
Tsogo Sun Holdings, Ltd.	415,522	859,707
Vodacom Group, Ltd.	97,713	1,017,026
Wilson Bayly Holmes-Ovcon, Ltd.	38,996	394,234
Woolworths Holdings, Ltd.	424,171	2,326,559
South Korea 14.9%		197,304,411
Able C&C Company, Ltd.	2,373	50,996
Advanced Nano Products Company, Ltd.	1,831	29,240
Aekyung Petrochemical Company, Ltd.	551	58,065
AfreecaTV Company, Ltd.	3,889	103,116
Agabang&Company (I)	4,653	31,707
Ahn-Gook Pharmaceutical Company, Ltd.	1,780	25,357
Ahnlab, Inc.	796	43,888
AJ Rent A Car Company, Ltd. (I)	9,408	83,348
AK Holdings, Inc. (L)	3,300	176,633
ALUKO Company, Ltd. (L)	11,100	49,549
Amorepacific Corp.	7,205	2,490,098
AMOREPACIFIC Group	6,831	886,405
Amotech Company, Ltd. (I)	2,147	31,701

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       42

	Shares	Value
South Korea (continued)
Anam Electronics Company, Ltd. (I)(L)	24,159	$28,658
Anapass, Inc.	3,616	42,626
Asia Cement Company, Ltd.	572	39,089
ASIA Holdings Company, Ltd.	853	76,006
Asia Paper Manufacturing Company, Ltd. (I)	3,412	67,691
Asiana Airlines, Inc. (I)	84,180	404,822
AUK Corp. (I)	18,471	43,797
Autech Corp.	4,431	30,817
Avaco Company, Ltd.	3,479	18,984
Baiksan Company, Ltd.	7,325	51,808
BH Company, Ltd. (I)	4,956	49,456
Binggrae Company, Ltd.	1,597	78,913
Bluecom Company, Ltd.	4,144	47,510
BNK Financial Group, Inc.	132,492	1,049,219
Bohae Brewery Company, Ltd. (I)(L)	35,128	42,752
Boryung Pharmaceutical Company, Ltd.	1,847	104,521
Bukwang Pharmaceutical Company, Ltd.	11,411	284,470
Byucksan Corp.	8,041	32,364
CammSys Corp. (I)(L)	17,736	38,288
Capro Corp. (I)	18,007	84,854
Cell Biotech Company, Ltd.	2,474	114,616
Celltrion Pharm, Inc. (I)	2,476	52,139
Celltrion, Inc. (I)(L)	12,694	1,214,858
Chabiotech Company, Ltd. (I)	9,038	127,806
Chadiostech Company, Ltd. (I)(L)	5,824	23,525
Cheil Worldwide, Inc.	16,299	231,847
Chemtronics Company, Ltd. (I)	8,100	44,437
Chinyang Holdings Corp.	14,267	45,837
Chokwang Paint, Ltd.	1,999	22,116
Chong Kun Dang Pharmaceutical Corp.	1,469	131,079
Chongkundang Holdings Corp.	982	71,608
Choong Ang Vaccine Laboratory	540	10,403
Chosun Refractories Company, Ltd. (L)	1,282	98,023
CJ CGV Company, Ltd.	6,635	490,272
CJ CheilJedang Corp.	3,749	1,305,875
CJ Corp.	7,196	1,228,665
CJ E&M Corp.	5,574	346,745
CJ Freshway Corp.	1,744	59,957
CJ Hellovision Company, Ltd.	4,174	33,757
CJ Korea Express Company, Ltd. (I)	490	88,240
CJ O Shopping Company, Ltd.	2,587	367,100
CJ Seafood Corp. (I)	9,288	27,259
CKD Bio Corp.	1,764	40,615
Com2uS Corp. (I)(L)	5,400	499,675
Cosmax BTI, Inc.	1,013	40,967
Cosmax, Inc.	3,089	405,221
Cosmochemical Company, Ltd. (I)	3,900	16,206

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       43

	Shares	Value
South Korea (continued)
COSON Company, Ltd. (I)	1,947	$27,545
Coway Company, Ltd.	17,380	1,298,116
Crown Confectionery Company, Ltd. (L)	5,550	145,068
Cuckoo Electronics Company, Ltd.	585	73,252
D.I. Corp.	6,277	25,162
Dae Dong Industrial Company, Ltd.	6,828	44,929
Dae Han Flour Mills Company, Ltd.	885	138,035
Dae Hwa Pharmaceutical Company, Ltd.	3,905	139,830
Dae Won Chemical Company, Ltd. (I)	9,868	23,677
Dae Won Kang Up Company, Ltd.	19,148	91,513
Dae Young Packaging Company, Ltd. (I)	42,583	38,544
Dae-Il Corp. (I)	6,013	61,927
Daea TI Company, Ltd. (I)	13,163	24,974
Daeduck Electronics Company	22,193	153,419
Daeduck GDS Company, Ltd.	8,177	95,611
Daegu Department Store	4,541	53,715
Daehan New Pharm Company, Ltd. (I)	4,286	60,524
Daekyo Company, Ltd.	4,443	32,140
Daekyung Machinery & Engineering Company, Ltd. (I)	16,376	19,151
Daelim Industrial Company, Ltd.	7,870	570,023
Daeryuk Can Company, Ltd.	5,701	34,704
Daesang Corp.	8,296	238,104
Daesang Holdings Company, Ltd.	11,239	128,289
Daesung Holdings Company, Ltd.	5,122	41,784
Daewon Cable Company, Ltd. (I)	9,500	14,503
Daewon Pharmaceutical Company, Ltd.	5,810	96,832
Daewon San Up Company, Ltd.	1,510	11,893
Daewoo Engineering & Construction Company, Ltd. (I)(L)	33,948	184,782
Daewoo Shipbuilding & Marine Engineering Company, Ltd. (I)	29,440	118,288
Daewoong Company, Ltd.	1,144	55,959
Daihan Pharmaceutical Company, Ltd.	1,745	47,213
Daishin Securities Company, Ltd.	17,719	162,422
Daou Data Corp.	5,479	59,207
Daou Technology, Inc.	21,916	412,995
Dasan Networks, Inc. (I)	3,196	23,890
Dayou Automotive Seat Technology Company, Ltd.	16,525	27,550
Deutsch Motors, Inc. (I)	4,973	16,986
DGB Financial Group, Inc.	48,464	396,646
DHP Korea Company, Ltd	3,519	27,452
Digital Power Communications Company, Ltd.	7,000	23,614
Display Tech Company, Ltd.	8,445	33,094
DK UIL Company, Ltd.	3,126	32,342
DNF Company, Ltd. (I)	3,282	36,103
Dong Ah Tire & Rubber Company, Ltd.	4,117	91,975
Dong-A Socio Holdings Company, Ltd.	526	87,542
Dong-A ST Company, Ltd.	497	46,228
Dong-Ah Geological Engineering Company, Ltd.	2,970	24,874

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       44

	Shares	Value
South Korea (continued)
Dong-Il Corp.	1,199	$65,175
Dongbang Transport Logistics Company, Ltd.	9,310	20,946
Dongbu HiTek Company, Ltd. (I)	17,648	269,388
Dongbu Insurance Company, Ltd.	19,236	1,163,086
Dongbu Securities Company, Ltd. (I)	24,395	78,900
Dongbu Steel Company, Ltd. (I)(L)	2,567	37,755
Dongil Industries Company, Ltd.	659	40,145
Dongjin Semichem Company, Ltd. (L)	20,619	154,138
Dongkook Industrial Company, Ltd. (I)	5,390	12,605
Dongkook Pharmaceutical Company, Ltd.	1,203	67,362
Dongkuk Industries Company, Ltd.	3,639	19,007
Dongkuk Steel Mill Company, Ltd. (I)	31,108	235,984
Dongkuk Structures & Construction Company, Ltd.	6,060	44,663
Dongsuh Company, Inc.	2,572	71,048
Dongsung Chemical Company, Ltd.	1,620	33,512
DONGSUNG Corp.	20,612	127,035
Dongsung Pharmaceutical Company, Ltd. (I)	5,006	22,545
Dongwha Enterprise Company, Ltd. (I)	710	20,293
Dongwha Pharmaceutical Company, Ltd.	3,666	28,971
Dongwon Development Company, Ltd.	13,858	58,623
Dongwon F&B Company, Ltd.	369	64,508
Dongwon Industries Company, Ltd.	522	135,799
Dongwon Systems Corp.	1,906	101,159
Dongyang E&P, Inc.	815	9,565
Doosan Corp.	2,305	244,105
Doosan Engine Company, Ltd. (I)	18,930	75,602
Doosan Heavy Industries and Construction Company, Ltd.	12,738	314,949
Doosan Infracore Company, Ltd. (I)	32,199	235,105
DRB Holding Company, Ltd.	8,768	104,473
Duksan Hi-Metal Company, Ltd. (I)	1,504	11,596
Duksung Company, Ltd.	3,684	27,924
DuzonBlzon Company, Ltd.	11,164	203,964
DY Corp.	8,288	47,768
e Tec E&C, Ltd.	952	88,137
e-LITECOM Company, Ltd.	4,394	44,064
E-MART, Inc.	3,045	429,585
E1 Corp.	1,449	83,025
Eagon Industrial, Ltd.	4,424	45,257
Easy Bio, Inc.	15,216	86,523
Ecopro Company, Ltd. (I)	6,273	83,473
ELK Corp. (I)	11,980	18,843
Enex Company, Ltd.	19,726	45,295
ENF Technology Company, Ltd.	4,942	89,347
Eo Technics Company, Ltd.	2,304	179,960
Eugene Corp.	21,770	107,088
Eugene Investment & Securities Company, Ltd. (I)	37,249	84,456
Eugene Technology Company, Ltd.	6,426	121,375

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       45

	Shares	Value
South Korea (continued)
Eusu Holdings Company, Ltd.	8,837	$55,705
EVERDIGM Corp.	4,305	36,367
Farmsco (I)	1,995	22,130
Fila Korea, Ltd.	3,386	304,680
Foosung Company, Ltd. (I)	23,819	149,218
Fursys, Inc.	1,610	48,342
Gaon Cable Company, Ltd.	1,501	27,978
Genic Company, Ltd. (I)(L)	2,556	48,820
GIIR, Inc.	3,245	24,376
Global Display Company, Ltd. (I)	13,135	41,349
GNCO Company, Ltd. (I)(L)	22,159	64,562
GOLFZON Company, Ltd.	1,694	99,326
GOLFZONYUWONHOLDINGS Company, Ltd.	11,575	76,606
Grand Korea Leisure Company, Ltd.	17,358	405,697
Green Cross Corp.	890	139,322
Green Cross Holdings Corp.	5,802	157,025
GS Engineering & Construction Corp. (I)(L)	13,564	348,173
GS Global Corp. (I)(L)	43,457	106,682
GS Holdings Corp.	32,471	1,435,252
GS Home Shopping, Inc.	1,268	178,857
GS Retail Company, Ltd.	5,839	246,244
Gwangju Shinsegae Company, Ltd.	248	58,586
Halla Corp. (I)	9,672	42,097
Halla Holdings Corp.	3,267	222,401
Han Kuk Carbon Company, Ltd.	14,912	84,455
Hana Financial Group, Inc.	47,707	1,249,517
Hana Micron, Inc. (L)	10,407	57,362
Hana Tour Service, Inc. (L)	5,011	322,657
Hancom, Inc.	4,601	70,978
Handok, Inc.	942	23,995
Handsome Company, Ltd.	2,884	98,520
Hanil Cement Company, Ltd.	1,293	90,149
Hanjin Heavy Industries & Construction Company, Ltd. (I)	22,470	85,738
Hanjin Heavy Industries & Construction Holdings Company, Ltd. (I)	10,418	50,657
Hanjin Kal Corp. (L)	18,189	309,684
Hanjin P&C Company, Ltd. (I)	6,774	15,691
Hanjin Shipping Company, Ltd. (I)(L)	68,202	75,222
Hanjin Transportation Company, Ltd.	3,281	109,426
Hankook Shell Oil Company, Ltd.	471	185,095
Hankook Tire Company, Ltd.	30,689	1,534,856
Hankuk Glass Industries, Inc.	1,319	32,440
Hankuk Paper Manufacturing Company, Ltd.	2,917	73,241
Hanmi Pharm Company, Ltd.	430	228,423
Hanmi Science Company, Ltd.	1,155	138,556
Hanmi Semiconductor Company, Ltd.	2,813	37,107
Hanon Systems	57,813	605,205
Hansae Company, Ltd.	9,362	202,617

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       46

	Shares	Value
South Korea (continued)
Hansae Yes24 Holdings Company, Ltd.	7,184	$66,753
Hanshin Construction Company, Ltd. (I)	2,741	44,191
Hansol Chemical Company, Ltd.	4,964	396,956
Hansol Holdings Company, Ltd. (I)	20,693	123,959
Hansol HomeDeco Company, Ltd. (I)	31,708	48,988
Hansol Paper Company, Ltd.	12,110	235,462
Hansol Technics Company, Ltd. (I)	3,158	47,987
Hanssem Company, Ltd.	4,283	563,487
Hanwha Chemical Corp.	42,610	975,174
Hanwha Corp.	38,648	1,267,634
Hanwha General Insurance Company, Ltd.	27,276	156,864
Hanwha Investment & Securities Company, Ltd. (I)(L)	25,020	52,890
Hanwha Life Insurance Company, Ltd.	81,775	414,953
Hanwha Techwin Company, Ltd.	3,981	219,763
Hanyang Securities Company, Ltd.	6,305	42,071
Harim Company, Ltd. (I)	8,646	33,025
Harim Holdings Company, Ltd. (I)	17,498	68,278
Heung-A Shipping Company, Ltd. (L)	43,938	55,683
Heungkuk Fire & Marine Insurance Company, Ltd. (I)	3,370	10,071
Hite Jinro Company, Ltd.	9,108	178,751
Hitejinro Holdings Company, Ltd.	7,323	83,105
HMC Investment Securities Company, Ltd.	10,534	97,668
Hotel Shilla Company, Ltd. (L)	5,997	364,133
HS Industries Company, Ltd. (L)	21,273	184,352
HS R&A Company, Ltd.	2,851	92,727
Huchems Fine Chemical Corp.	7,877	138,358
Humax Company, Ltd.	10,458	126,075
Huons Company, Ltd. (I)	2,373	129,823
Huons Global Company, Ltd.	2,214	92,538
Huvis Corp.	8,086	56,735
Huvitz Company, Ltd.	4,064	55,848
Hwa Shin Company, Ltd.	13,659	105,509
Hwacheon Machine Tool Company, Ltd.	730	33,721
HwaSung Industrial Company, Ltd.	2,511	26,753
Hy-Lok Corp.	6,115	114,361
Hyosung Corp.	10,940	1,292,401
HyosungITX Company, Ltd.	1,716	18,262
Hyundai BNG Steel Company, Ltd. (I)	4,878	50,492
Hyundai C&F, Inc.	1,358	23,005
Hyundai Corp.	4,431	80,673
Hyundai Department Store Company, Ltd.	5,784	649,578
Hyundai Development Company	14,310	597,218
Hyundai Elevator Company, Ltd. (I)	3,488	218,453
Hyundai Engineering & Construction Company, Ltd.	37,553	1,293,117
Hyundai Engineering Plastics Company, Ltd. (L)	14,370	119,277
Hyundai Glovis Company, Ltd.	6,845	1,123,605
Hyundai Greenfood Company, Ltd.	5,627	83,841

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       47

	Shares	Value
South Korea (continued)
Hyundai Heavy Industries Company, Ltd. (I)	6,760	$831,246
Hyundai Home Shopping Network Corp.	1,012	111,547
Hyundai Hy Communications & Networks Company, Ltd.	18,609	64,757
Hyundai Livart Company, Ltd. (L)	2,525	52,775
Hyundai Marine & Fire Insurance Company, Ltd.	43,939	1,330,431
Hyundai Merchant Marine Company, Ltd. (I)(L)	2,198	18,340
Hyundai Mipo Dockyard Company, Ltd. (I)	995	67,788
Hyundai Mobis Company, Ltd.	13,026	3,035,561
Hyundai Motor Company	30,757	3,664,009
Hyundai Pharmaceutical Company, Ltd.	5,541	24,795
Hyundai Rotem Company, Ltd. (I)	2,660	56,913
Hyundai Securities Company, Ltd.	34,922	228,544
Hyundai Steel Company	27,990	1,284,253
Hyundai Wia Corp.	7,392	601,940
i-SENS, Inc. (I)	2,721	83,190
iA,Inc. (I)(L)	4,242	18,493
ICD Company, Ltd. (I)	3,272	35,148
Il Dong Holdings Company, Ltd. (I)	722	24,322
Il Dong Pharmaceutical Company, Ltd. (I)	1,784	40,639
Iljin Display Company, Ltd. (I)	8,244	36,480
Iljin Electric Company, Ltd.	11,913	56,712
Iljin Holdings Company, Ltd.	8,931	55,867
Iljin Materials Company, Ltd. (I)	3,351	53,893
Ilshin Spinning Company, Ltd.	870	97,344
Ilsung Pharmaceutical Company, Ltd.	628	63,406
IM Company, Ltd. (I)	6,464	32,442
iMarketKorea, Inc.	8,736	104,074
InBody Company, Ltd.	4,079	124,152
Industrial Bank of Korea	74,511	783,869
Infraware, Inc. (I)	5,039	21,851
InkTec Company, Ltd. (I)	1,918	18,188
InnoWireless, Inc. (I)	2,748	23,099
Innox Corp. (I)	2,568	42,132
Intelligent Digital Integrated Securities Company, Ltd.	2,466	27,293
Interojo Company, Ltd.	2,789	98,942
Interpark Corp.	27,330	126,935
INTOPS Company, Ltd.	5,555	96,538
Inzi Controls Company, Ltd.	9,850	48,729
Iones Company, Ltd. (I)	2,430	44,769
IS Dongseo Company, Ltd.	7,865	345,098
ISC Company, Ltd.	2,309	46,734
IsuPetasys Company, Ltd.	6,220	24,890
Jahwa Electronics Company, Ltd.	7,576	103,017
JB Financial Group Company, Ltd.	65,777	348,089
Jcontentree Corp. (I)	24,891	81,435
Jeil Pharmaceutical Company	554	47,172
Jeil Savings Bank (I)	1,850	0

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       48

	Shares	Value
South Korea (continued)
Jinro Distillers Company, Ltd.	1,165	$33,480
Jinsung T.E.C.	4,891	26,411
JLS Company, Ltd.	3,270	21,234
Jusung Engineering Company, Ltd. (I)	9,683	84,261
JVM Company, Ltd.	992	55,228
JW Pharmaceutical Corp.	1,568	101,191
JYP Entertainment Corp. (I)	3,681	16,534
Kakao Corp.	3,023	219,780
Kangnam Jevisco Company, Ltd.	1,961	66,810
Kangwon Land, Inc.	18,930	669,325
KB Capital Company, Ltd.	7,315	168,749
KB Financial Group, Inc., ADR	51,406	1,785,844
KB Insurance Company, Ltd.	31,180	752,910
KC Cottrell Company, Ltd. (I)	1,034	5,027
KC Green Holdings Company, Ltd.	2,730	19,070
KC Tech Company, Ltd.	9,814	140,559
KCC Corp.	1,633	602,934
KEC Corp. (I)(L)	47,204	45,708
KEPCO Engineering & Construction Company, Inc.	2,025	58,778
KEPCO Plant Service & Engineering Company, Ltd.	9,484	546,665
Keyang Electric Machinery Company, Ltd.	5,613	29,437
Keyeast Company, Ltd. (I)	40,686	100,102
KG Chemical Corp.	8,530	108,133
KG Eco Technology Service Company, Ltd.	16,685	46,303
Kginicis Company, Ltd.	7,646	79,741
KGMobilians Company, Ltd. (L)	6,784	60,943
KH Vatec Company, Ltd. (L)	8,510	107,329
Kia Motors Corp.	52,534	1,974,777
KISCO Corp.	2,722	109,054
KISCO Holdings Company, Ltd.	1,546	93,442
Kishin Corp.	3,196	15,577
KISWIRE, Ltd.	2,270	76,209
KIWOOM Securities Company, Ltd.	6,533	429,032
KleanNara Compnay, Ltd. (I)	9,099	43,690
KMH Company, Ltd. (I)	5,127	38,059
Koentec Company, Ltd.	21,575	47,611
Koh Young Technology, Inc.	3,010	117,355
Kolao Holdings	5,208	45,820
Kolon Corp.	1,591	78,833
Kolon Global Corp. (I)	2,729	36,313
Kolon Industries, Inc.	7,788	571,656
Kolon Life Science, Inc.	411	52,715
Komipharm International Company, Ltd. (I)	2,386	72,510
KONA I Company, Ltd.	4,712	62,111
Kook Soon Dang Brewery Company, Ltd.	6,299	38,209
Korea Aerospace Industries, Ltd.	18,965	1,437,956
Korea Alcohol Industrial Company, Ltd.	5,985	52,324

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       49

	Shares	Value
South Korea (continued)
Korea Cast Iron Pipe Industries Company, Ltd.	2,525	$23,968
Korea Circuit Company, Ltd.	8,704	65,131
Korea District Heating Corp.	1,538	89,050
Korea Electric Power Corp.	33,194	1,724,122
Korea Electric Power Corp., ADR	41,463	1,072,233
Korea Electric Terminal Company, Ltd.	2,733	187,182
Korea Electronic Power Industrial Development Company, Ltd.	9,265	48,032
Korea Flange Company, Ltd. (I)	4,252	60,519
Korea Gas Corp.	9,515	361,491
Korea Info & Comm (I)	4,786	53,343
Korea Investment Holdings Company, Ltd.	17,799	638,282
Korea Kolmar Company, Ltd.	7,141	575,803
Korea Kolmar Holdings Company, Ltd.	2,112	74,508
Korea Line Corp. (I)	8,352	154,272
Korea United Pharm, Inc.	4,151	67,158
Korea Zinc Company, Ltd.	1,720	736,696
Korean Air Lines Company, Ltd. (I)	25,050	707,511
Korean Petrochemical Industrial Company, Ltd.	1,376	240,176
Korean Reinsurance Company, Ltd.	28,108	301,179
Kortek Corp.	4,378	46,030
KPX Chemical Company, Ltd.	2,166	118,538
KSS LINE, Ltd.	1,215	17,029
KT Corp.	7,578	214,239
KT Hitel Company, Ltd. (I)	7,435	49,468
KT Skylife Company, Ltd.	18,845	271,424
KT&G Corp.	21,107	2,212,852
KTB Investment & Securities Company, Ltd. (I)	29,285	70,554
KTCS Corp.	7,253	16,048
Kukdo Chemical Company, Ltd.	1,890	96,754
Kukdong Oil & Chemicals Company, Ltd.	2,025	6,206
Kumho Electric Company, Ltd. (I)	2,818	27,176
Kumho Petrochemical Company, Ltd.	3,835	236,138
Kumho Tire Company, Inc. (I)	24,376	217,021
Kumkang Kind Company, Ltd.	1,697	74,049
Kwang Dong Pharmaceutical Company, Ltd.	7,768	63,242
Kwang Myung Electric Engineering Company, Ltd. (I)	14,338	31,051
Kwangju Bank	15,635	131,319
Kyeryong Construction Industrial Company, Ltd. (I)	2,159	25,454
Kyobo Securities Company	14,257	123,569
Kyung Dong Navien Company, Ltd.	1,152	56,946
Kyung-In Synthetic Corp. (L)	20,270	103,817
Kyungbang, Ltd.	471	72,067
Kyungchang Industrial Company, Ltd.	12,504	64,939
KyungDong City Gas Company, Ltd.	1,561	107,110
Kyungdong Pharm Company, Ltd.	2,618	43,412
LB Semicon, Inc. (I)	25,490	84,607
Leaders Cosmetics Company, Ltd. (I)(L)	7,083	149,126

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       50

	Shares	Value
South Korea (continued)
LEENO Industrial, Inc.	5,310	$196,477
LF Corp.	9,048	176,561
LG Chem, Ltd.	12,026	2,906,886
LG Corp.	11,053	651,886
LG Display Company, Ltd.	33,939	910,361
LG Display Company, Ltd., ADR	276,502	3,694,067
LG Electronics, Inc.	73,711	3,399,401
LG Hausys, Ltd.	5,115	498,736
LG Household & Health Care, Ltd.	2,107	1,795,290
LG Innotek Company, Ltd.	9,375	691,574
LG International Corp.	3,184	94,662
LG Life Sciences, Ltd. (I)	5,043	290,958
LG Uplus Corp.	121,023	1,262,552
LMS Company, Ltd.	6,182	39,853
Loen Entertainment, Inc. (I)	829	55,404
Lotte Chemical Corp.	5,234	1,254,049
Lotte Chilsung Beverage Company, Ltd.	147	197,420
Lotte Confectionery Company, Ltd.	323	49,010
LOTTE Fine Chemical Company, Ltd.	6,564	206,745
Lotte Food Company, Ltd.	231	139,532
LOTTE Himart Company, Ltd.	4,075	160,647
Lotte Non-Life Insurance Company, Ltd. (I)	42,020	96,563
Lotte Shopping Company, Ltd.	1,597	290,048
LS Corp.	15,116	850,455
LS Industrial Systems Company, Ltd.	7,675	293,242
Lumens Company, Ltd. (I)	20,223	78,398
Maeil Dairy Industry Company, Ltd.	1,865	59,918
Mando Corp.	4,756	1,112,874
Mcnex Company, Ltd.	2,137	36,413
MDS Technology Company, Ltd.	2,412	38,949
Medy-Tox, Inc.	1,898	752,038
MegaStudy Company, Ltd.	1,879	54,567
MegaStudyEdu Company, Ltd	1,467	58,606
Melfas, Inc. (I)	8,020	46,569
Meritz Financial Group, Inc.	10,982	115,699
Meritz Fire & Marine Insurance Company, Ltd.	46,764	652,601
Meritz Securities Company, Ltd.	155,072	467,786
Mi Chang Oil Industrial Company, Ltd.	362	28,433
Mirae Asset Daewoo Company, Ltd.	51,323	364,837
Mirae Asset Securities Company, Ltd.	30,647	644,372
Miwon Specialty Chemical Company, Ltd.	136	51,676
MK Electron Company, Ltd.	6,599	58,626
MNTech Company, Ltd. (I)	10,947	50,526
Moda-InnoChips Company, Ltd.	2,051	21,082
Modetour Network, Inc.	3,463	88,666
Moorim P&P Company, Ltd.	14,437	53,381
Moorim Paper Company, Ltd. (I)	28,204	69,985

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       51

	Shares	Value
South Korea (continued)
Muhak Company, Ltd.	4,790	$99,185
Multicampus Company, Ltd.	751	27,348
Namhae Chemical Corp.	6,140	46,339
Namyang Dairy Products Company, Ltd.	159	100,448
NAVER Corp.	6,454	4,883,703
NCSoft Corp.	2,337	563,859
Neowiz Games Corp. (I)	2,829	32,380
NEOWIZ HOLDINGS Corp.	2,160	29,863
NEPES Corp.	14,488	97,934
Nexen Corp.	11,578	85,587
Nexen Tire Corp.	25,305	316,325
Nexon GT Company, Ltd. (I)	5,164	37,230
NH Investment & Securities Company, Ltd.	39,374	355,590
NHN Entertainment Corp. (I)	4,104	215,455
NHN KCP Corp.	5,482	92,648
NICE Holdings Company, Ltd.	13,270	228,920
Nice Information & Telecommunication, Inc.	665	22,122
NICE Information Service Company, Ltd.	24,415	167,915
NK Company, Ltd. (I)	8,518	35,485
Nong Shim Holdings Company, Ltd.	742	74,964
Nong Woo Bio Company, Ltd.	1,192	23,200
NongShim Company, Ltd.	402	108,055
Noroo Holdings Company, Ltd.	556	8,614
NOROO Paint & Coatings Company, Ltd.	4,906	42,282
OCI Company, Ltd. (I)(L)	4,834	377,726
OPTRON-TEC, Inc. (I)(L)	4,724	34,430
Orion Corp.	1,108	736,252
Osstem Implant Company, Ltd. (I)	6,981	355,792
Ottogi Corp.	257	160,660
Pan Ocean Company, Ltd. (I)	34,901	114,782
Pan-Pacific Company, Ltd. (L)	12,491	37,616
Pang Rim Company, Ltd.	538	10,778
PaperCorea, Inc. (I)(L)	99,660	68,507
Paradise Company, Ltd.	6,061	90,888
Partron Company, Ltd.	34,276	325,064
Paru Company, Ltd. (I)	13,242	49,930
Poonglim Industrial Company, Ltd. (I)	276	379
Poongsan Corp.	14,049	394,173
Poongsan Holdings Corp.	3,334	135,155
POSCO	5,568	1,146,177
POSCO Chemtech Company, Ltd.	7,992	78,045
POSCO Coated & Color Steel Company, Ltd.	2,234	48,059
Posco Daewoo Corp.	13,537	276,767
Posco ICT Company, Ltd. (I)	13,272	71,406
Posco M-Tech Company, Ltd.	11,680	27,443
POSCO, ADR	2,243	114,326
Power Logics Company, Ltd. (I)	15,589	62,215

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       52

	Shares	Value
South Korea (continued)
PSK, Inc.	4,537	$55,589
Pulmuone Company, Ltd.	758	83,879
Pyeong Hwa Automotive Company, Ltd.	7,442	78,358
Reyon Pharmaceutical Company, Ltd.	724	20,571
RFsemi Technologies, Inc.	2,994	29,394
RFTech Company, Ltd.	7,268	46,016
Romanson Company, Ltd.	2,296	21,056
S&T Corp.	1,630	26,210
S&T Dynamics Company, Ltd.	7,440	60,728
S&T Holdings Company, Ltd.	6,553	91,578
S&T Motiv Company, Ltd.	3,770	175,668
S-1 Corp.	4,177	385,352
S-MAC Company, Ltd. (I)	6,725	49,102
S-Oil Corp.	9,125	576,377
Saeron Automotive Corp.	5,190	37,348
Sajo Industries Company, Ltd. (I)	875	48,709
Sajohaepyo Corp. (I)	1,028	12,396
Sam Chun Dang Pharm Company, Ltd.	2,929	23,472
Sam Young Electronics Company, Ltd.	7,826	84,134
Sam Yung Trading Company, Ltd.	2,426	42,615
Samchully Company, Ltd.	807	73,431
Samchuly Bicycle Company, Ltd.	1,843	25,587
Samho International Company, Ltd. (I)	3,762	58,622
SAMHWA Paints Industrial Company, Ltd.	4,263	42,768
Samick Musical Instruments Company, Ltd. (L)	15,645	34,335
Samick THK Company, Ltd.	4,695	45,010
Samjin LND Company, Ltd.	6,451	17,400
Samjin Pharmaceutical Company, Ltd.	5,272	151,794
Samkwang Glass	553	35,899
Samlip General Foods Company, Ltd.	1,167	192,688
Sammok S-Form Company, Ltd.	2,430	32,417
Samsung C&T Corp.	3,339	452,787
Samsung Card Company, Ltd.	5,772	228,545
Samsung Electro-Mechanics Company, Ltd.	23,866	1,136,601
Samsung Electronics Company, Ltd.	26,411	38,308,332
Samsung Engineering Company, Ltd. (I)	15,397	154,640
Samsung Fire & Marine Insurance Company, Ltd.	5,445	1,314,913
Samsung Heavy Industries Company, Ltd. (I)(L)	38,975	337,336
Samsung Life Insurance Company, Ltd.	7,449	687,268
Samsung SDI Company, Ltd.	1,126	116,460
Samsung SDS Company, Ltd.	3,751	536,822
Samsung Securities Company, Ltd.	16,511	517,654
SAMT Company, Ltd. (I)	30,381	46,399
Samwha Capacitor Company, Ltd.	4,733	45,706
Samyang Corp.	971	88,310
Samyang Foods Company, Ltd.	552	13,217
Samyang Holdings Corp.	1,173	125,988

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       53

	Shares	Value
South Korea (continued)
Samyang Tongsang Company, Ltd.	690	$29,242
Sangbo Corp. (I)	1,493	5,686
Sapphire Technology Company, Ltd. (I)	2,978	16,089
Satrec Initiative Company, Ltd.	678	29,643
SAVEZONE I&C Corp.	9,958	47,644
SBS Contents Hub Company, Ltd.	2,084	17,912
SBS Media Holdings Company, Ltd.	19,895	50,273
SeAH Besteel Corp.	9,551	205,972
SeAH Holdings Corp.	1,055	118,304
SeAH Steel Corp.	926	54,670
Sebang Company, Ltd.	6,673	92,618
Sebang Global Battery Company, Ltd.	3,967	134,302
Seegene, Inc. (I)	3,168	97,523
Sejong Industrial Company, Ltd.	5,350	56,863
Sekonix Company, Ltd.	1,787	26,797
Sempio Foods Company (I)	767	28,513
Sempio Foods Company	363	17,518
Seobu T&D (I)(L)	4,865	81,445
Seohan Company, Ltd.	34,966	64,037
Seohee Construction Company, Ltd. (I)	51,273	71,209
Seoul Semiconductor Company, Ltd.	20,246	269,502
SeowonIntech Company, Ltd.	2,979	30,537
Seoyon Company, Ltd.	10,068	117,748
Sewon Cellontech Company, Ltd. (I)(L)	10,000	29,746
Sewoonmedical Company, Ltd. (L)	13,302	59,324
SFA Engineering Corp.	3,552	169,618
SFA Semicon Company, Ltd. (I)(L)	33,987	68,469
SH Energy Chemical Company, Ltd. (L)	84,833	125,008
Shin Poong Pharmaceutical Company, Ltd. (I)	9,622	60,224
Shinhan Financial Group Company, Ltd., ADR	90,390	3,301,947
Shinil Industrial Company, Ltd. (I)(L)	22,839	40,066
Shinsegae Company, Ltd.	3,224	587,281
Shinsegae Engineering & Construction Company, Ltd.	1,642	62,521
Shinsegae Information & Communication Company, Ltd.	511	35,200
Shinsegae International Company, Ltd.	464	30,067
Shinsung Solar Energy Company, Ltd. (I)	25,837	49,665
Shinsung Tongsang Company, Ltd. (I)	23,026	27,112
Shinwha Intertek Corp. (I)	9,160	34,447
Shinyoung Securities Company, Ltd.	2,973	135,264
Showbox Corp.	13,526	77,952
Signetics Corp. (I)	16,256	23,635
Silicon Works Company, Ltd.	3,233	82,558
Silla Company, Ltd.	5,005	66,049
SIMMTECH Holdings Company, Ltd. (I)	18,130	45,452
SIMPAC, Inc.	11,000	49,881
Sindoh Company, Ltd.	1,929	88,662
Sinjin SM Company, Ltd.	806	7,075

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       54

	Shares	Value
South Korea (continued)
SJM Company, Ltd.	6,871	$39,669
SK Bioland Company, Ltd.	4,037	73,661
SK Chemicals Company, Ltd.	2,327	137,497
SK Gas, Ltd.	3,931	354,068
SK Holdings Company, Ltd.	5,834	1,105,252
SK Hynix, Inc.	272,434	8,882,892
SK Innovation Company, Ltd.	11,582	1,503,279
SK Materials Company, Ltd.	3,127	408,207
SK Networks Company, Ltd.	32,150	181,922
SK Securities Company, Ltd. (I)(L)	98,958	100,873
SK Telecom Company, Ltd.	2,824	552,724
SKC Company, Ltd.	14,683	360,352
SKCKOLONPI, Inc.	2,522	28,779
SL Corp.	8,496	127,416
SM Entertainment Company (I)	4,490	109,880
SMCore, Inc.	2,056	14,310
Solborn, Inc. (I)	4,144	21,356
Solid, Inc.	3,068	10,927
Songwon Industrial Company, Ltd.	4,337	72,850
Soulbrain Company, Ltd.	6,504	359,883
Ssangyong Cement Industrial Company, Ltd. (I)	12,600	198,460
STX Corp. (I)	8,863	23,198
Suheung Company, Ltd.	2,371	85,014
Sunchang Corp.	4,139	39,678
Sung Kwang Bend Company, Ltd. (L)	14,332	117,183
Sungchang Enterprise Holdings, Ltd. (L)	9,750	25,843
Sungshin Cement Company, Ltd. (I)	7,489	58,486
Sungwoo Hitech Company, Ltd.	26,438	183,979
Sunjin Company, Ltd.	1,504	37,014
Suprema HQ, Inc. (I)	2,842	23,400
Suprema, Inc. (I)	2,632	51,163
Synopex, Inc. (I)	11,276	18,816
Tae Kyung Industrial Company, Ltd.	7,621	34,197
Taekwang Industrial Company, Ltd.	310	230,908
Taewoong Company, Ltd. (I)(L)	3,807	93,078
Taeyoung Engineering & Construction Company, Ltd. (I)	17,940	92,434
Taihan Textile Company, Ltd. (I)	198	10,658
Tailim Packaging Industrial Company, Ltd.	13,578	37,210
TBH Global Company, Ltd. (I)(L)	3,956	31,690
TechWing, Inc.	6,113	71,508
TES Company, Ltd.	8,682	155,384
Texcell-NetCom Company, Ltd. (I)	7,095	48,066
The LEADCORP, Inc.	5,571	42,709
The WillBes & Company	18,279	34,175
TK Chemical Corp. (I)	15,696	30,413
TK Corp.	9,020	66,201
TLI, Inc.	3,794	21,572

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       55

	Shares	Value
South Korea (continued)
Tokai Carbon Korea Company, Ltd.	1,062	$31,413
Tongyang Life Insurance Company, Ltd.	29,292	315,955
Tongyang, Inc.	65,076	176,565
Top Engineering Company, Ltd. (I)	3,817	23,564
Toptec Company, Ltd.	3,124	51,026
Tovis Company, Ltd.	7,136	58,735
TS Corp.	2,938	62,779
Ubiquoss, Inc.	3,897	36,260
Uju Electronics Company, Ltd.	4,651	66,280
Unid Company, Ltd.	4,975	196,549
Union Semiconductor Equipment & Materials Company, Ltd.	2,306	23,993
UniTest, Inc.	9,630	78,996
Value Added Technologies Company, Ltd.	3,861	135,655
Vieworks Company, Ltd.	4,413	236,903
Visang Education, Inc.	3,857	57,499
Vitzrocell Company, Ltd.	2,118	21,730
Webzen, Inc. (I)	7,972	120,909
WeMade Entertainment Compnay, Ltd. (I)	1,952	35,029
Whanin Pharmaceutical Company, Ltd.	2,919	42,082
Wins Company, Ltd.	2,144	21,919
Wiscom Company, Ltd.	3,680	14,355
WiSoL Company, Ltd. (L)	14,588	176,992
Wonik Holdings Company, Ltd. (I)	21,451	128,406
WONIK IPS Company, Ltd. (I)	22,570	470,753
Wonik Materials Company, Ltd. (I)	910	55,109
Woongjin Company, Ltd. (I)	19,734	49,485
Woongjin Energy Company, Ltd. (I)(L)	2,635	19,643
Woongjin Thinkbig Company, Ltd. (I)	10,000	95,393
Wooree ETI Company, Ltd. (I)	6,680	11,121
Woori Bank	45,263	430,074
Woori Bank, ADR	3,163	90,683
WooSung Feed Company, Ltd.	5,600	16,707
Y G-1 Company, Ltd.	6,557	56,230
YES24 Company, Ltd.	2,091	12,060
YESCO Company, Ltd.	1,480	52,354
YG Entertainment, Inc.	2,781	79,098
Yoosung Enterprise Company, Ltd.	15,803	54,692
Youlchon Chemical Company, Ltd.	5,165	65,773
Young Poong Corp.	154	150,021
Young Poong Precision Corp.	5,018	38,671
Youngone Corp.	5,325	159,333
Youngone Holdings Company, Ltd.	5,109	273,314
Yuanta Securities Korea Company, Ltd. (I)	44,878	133,365
Yuhan Corp.	735	189,757
YuHwa Securities Company, Ltd.	3,240	45,271
Spain 0.0%		451,225
Cemex Latam Holdings SA (I)	100,689	451,225

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       56

	Shares	Value
Taiwan 16.0%		$212,188,862
A-DATA Technology Company, Ltd.	65,242	87,187
Ability Enterprise Company, Ltd.	91,782	50,575
AcBel Polytech, Inc.	145,000	106,637
Accton Technology Corp.	181,796	285,792
Acer, Inc. (I)	812,510	363,994
ACES Electronic Company, Ltd.	29,000	21,813
Achem Technology Corp.	167,447	56,953
Acter Company, Ltd.	30,000	81,683
Actron Technology Corp.	41,300	146,921
Adlink Technology, Inc.	59,920	113,309
Advanced Ceramic X Corp.	23,000	145,062
Advanced Connectek, Inc. (I)	158,000	40,094
Advanced International Multitech Company, Ltd.	86,000	56,604
Advanced Semiconductor Engineering, Inc.	1,107,532	1,347,628
Advanced Semiconductor Engineering, Inc., ADR	233,454	1,414,731
Advanced Wireless Semiconductor Company	107,000	176,459
Advancetek Enterprise Company, Ltd.	111,440	77,627
Advantech Company, Ltd.	81,869	668,328
AGV Products Corp. (I)	417,829	105,518
Airtac International Group	48,550	361,831
Alcor Micro Corp.	79,000	51,992
ALI Corp. (I)	123,000	64,991
Alltek Technology Corp.	37,352	29,866
Alpha Networks, Inc.	131,700	98,602
Altek Corp.	103,491	74,405
AMPOC Far-East Company, Ltd.	76,000	63,180
AmTRAN Technology Company, Ltd.	146,775	109,533
Anpec Electronics Corp.	46,380	40,021
Apacer Technology, Inc.	53,188	44,566
APCB, Inc. (I)	143,000	85,775
Apex Biotechnology Corp.	53,060	74,417
Apex International Company, Ltd.	75,284	91,268
Apex Science & Engineering	200,124	52,959
Arcadyan Technology Corp.	57,379	128,041
Ardentec Corp.	452,363	340,525
Arima Communication Corp. (I)	208,676	41,196
Asia Cement Corp.	355,608	317,369
Asia Optical Company, Inc. (I)	146,710	148,096
Asia Polymer Corp.	316,843	177,464
Asia Vital Components Company, Ltd.	147,667	115,927
ASPEED Technology, Inc.	4,000	48,184
ASROCK, Inc.	34,000	42,845
Asustek Computer, Inc.	83,528	705,498
Aten International Company, Ltd.	71,000	185,426
AU Optronics Corp., ADR	791,176	3,053,939
Audix Corp.	91,560	100,810
Aurora Corp.	62,000	101,572

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       57

	Shares	Value
Taiwan (continued)
AV Tech Corp.	28,000	$20,586
Avermedia Technologies, Inc. (I)	89,000	30,660
Avision, Inc. (I)	139,916	30,470
AVY Precision Technology, Inc.	7,630	13,764
Awea Mechantronic Company, Ltd.	6,615	5,768
Bank of Kaohsiung	335,757	96,006
Basso Industry Corp.	33,700	119,377
BenQ Materials Corp.	202,000	101,256
BES Engineering Corp.	840,200	143,145
Bionet Corp.	24,000	22,963
Biostar Microtech International Corp. (I)	157,000	45,580
Boardtek Electronics Corp.	84,000	98,456
Bright Led Electronics Corp.	55,000	19,303
C Sun Manufacturing, Ltd. (I)	91,729	45,470
Capital Securities Corp.	1,429,371	361,803
Career Technology MFG. Company, Ltd.	175,000	105,697
Carnival Industrial Corp. (I)	295,000	47,779
Casetek Holdings, Ltd.	65,000	227,775
Catcher Technology Company, Ltd.	264,000	1,893,685
Cathay Chemical Works	85,000	40,133
Cathay Financial Holdings Company, Ltd.	945,619	1,192,761
Cathay Real Estate Development Company, Ltd. (I)	808,000	352,604
Central Reinsurance Company, Ltd.	85,825	37,190
Chailease Holding Company, Ltd.	627,960	1,082,537
ChainQui Construction Development Company, Ltd.	32,000	18,940
Champion Building Materials Company, Ltd. (I)	265,852	57,511
Champion Microelectronic Corp.	27,076	32,741
Chang Hwa Commercial Bank	1,383,552	694,320
Chang Wah Electromaterials, Inc.	21,010	75,776
Channel Well Technology Company, Ltd.	101,000	99,906
Charoen Pokphand Enterprise	212,465	259,908
Chaun-Choung Technology Corp.	40,000	232,275
CHC Resources Corp.	54,000	90,822
Chen Full International Company, Ltd.	49,000	82,512
Chenbro Micom Company, Ltd.	37,000	63,867
Cheng Loong Corp.	885,480	319,250
Cheng Shin Rubber Industry Company, Ltd.	687,031	1,457,616
Cheng Uei Precision Industry Company, Ltd.	295,335	357,889
Chenming Mold Industry Corp.	40,000	21,486
Chia Chang Company, Ltd.	26,000	19,036
Chia Hsin Cement Corp.	557,089	158,408
Chicony Electronics Company, Ltd.	424,144	1,047,104
Chien Kuo Construction Company, Ltd.	193,872	51,673
Chilisin Electronics Corp.	67,960	148,144
Chime Ball Technology Company, Ltd.	23,100	31,649
Chimei Materials Technology Corp.	141,050	65,709
Chin-Poon Industrial Company, Ltd.	155,642	370,285

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       58

	Shares	Value
Taiwan (continued)
China Airlines, Ltd.	2,023,820	$587,031
China Bills Finance Corp.	130,000	51,595
China Chemical & Pharmaceutical Company, Ltd.	215,000	123,188
China Development Financial Holdings Corp.	2,155,531	543,666
China Electric Manufacturing Corp. (I)	169,000	42,727
China General Plastics Corp.	194,110	120,555
China Life Insurance Company, Ltd.	1,686,076	1,490,274
China Man-Made Fiber Corp. (I)	534,000	127,572
China Metal Products Company, Ltd.	219,966	209,790
China Motor Corp.	98,905	73,325
China Petrochemical Development Corp. (I)	1,181,045	274,604
China Steel Chemical Corp.	40,000	128,376
China Steel Corp.	1,007,038	697,269
China Synthetic Rubber Corp.	455,161	361,208
China Wire & Cable Company, Ltd.	116,200	48,241
Chinese Maritime Transport, Ltd.	31,000	21,114
Chipbond Technology Corp.	280,000	362,302
Chong Hong Construction Company, Ltd.	129,024	212,586
Chroma ATE, Inc.	133,440	344,701
Chun Yu Works & Company, Ltd.	156,000	65,866
Chun Yuan Steel	394,381	132,912
Chung Hsin Electric & Machinery Manufacturing Corp.	348,125	196,124
Chung Hung Steel Corp. (I)	699,226	145,336
Chung Hwa Pulp Corp.	444,898	125,972
Chunghwa Chemical Synthesis & Biotech Company, Ltd.	30,000	27,791
Chunghwa Picture Tubes, Ltd. (I)	4,197,320	144,885
Chunghwa Telecom Company, Ltd.	162,000	581,593
Chunghwa Telecom Company, Ltd., ADR	66,761	2,393,382
Chyang Sheng Dyeing & Finishing Company, Ltd.	70,000	39,342
Cleanaway Company, Ltd.	40,000	217,265
Clevo Company	292,120	268,605
CMC Magnetics Corp. (I)	1,193,536	144,545
Collins Company, Ltd.	97,797	33,573
Compal Electronics, Inc.	1,546,895	915,571
Compeq Manufacturing Company	743,000	371,996
Concord Securities Corp. (I)	96,000	19,808
Continental Holdings Corp.	388,950	124,319
Coretronic Corp.	282,000	317,371
Coxon Precise Industrial Company, Ltd.	123,231	137,495
CSBC Corp. Taiwan	189,312	89,472
CTBC Financial Holding Company, Ltd.	4,149,044	2,395,436
CTCI Corp.	153,000	216,693
Cub Elecparts, Inc.	30,306	361,174
CviLux Corp.	57,200	50,671
Cyberlink Corp.	59,326	129,531
CyberPower Systems, Inc.	19,000	74,420
CyberTAN Technology, Inc.	100,000	62,626

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       59

	Shares	Value
Taiwan (continued)
D-Link Corp. (I)	599,657	$215,923
DA CIN Construction Company, Ltd.	119,000	64,847
Da-Li Construction Company, Ltd.	71,291	46,254
Dafeng TV, Ltd.	18,670	21,287
Danen Technology Corp. (I)	137,000	31,929
Darfon Electronics Corp.	138,950	83,298
Darwin Precisions Corp.	239,894	95,195
De Licacy Industrial Company	93,983	84,276
Delpha Construction Company, Ltd.	84,383	37,561
Delta Electronics, Inc.	518,253	2,688,945
Depo Auto Parts Industrial Company, Ltd.	81,000	253,869
DFI, Inc.	18,000	32,758
Dimerco Express Corp.	46,000	27,531
DYNACOLOR, Inc.	33,000	43,741
Dynamic Electronics Company, Ltd. (I)	250,927	82,097
Dynapack International Technology Corp.	124,000	164,188
E Ink Holdings, Inc.	321,000	241,980
E-LIFE MALL Corp.	66,000	125,412
E-Ton Solar Tech Company, Ltd. (I)	212,541	72,174
E.Sun Financial Holding Company, Ltd.	1,733,496	973,969
Eastern Media International Corp. (I)	294,164	61,558
Eclat Textile Company, Ltd.	68,659	866,350
Edimax Technology Company, Ltd.	101,359	35,090
Edison Opto Corp. (I)	58,000	24,375
Edom Technology Company, Ltd.	126,891	64,235
eGalax_eMPIA Technology, Inc.	39,706	61,445
Elan Microelectronics Corp.	62,000	80,035
Elite Advanced Laser Corp.	66,240	248,644
Elite Material Company	187,831	512,008
Elite Semiconductor Memory Technology, Inc.	65,000	61,089
Elitegroup Computer Systems Company, Ltd.	278,284	127,892
eMemory Technology, Inc.	37,000	384,255
ENG Electric Company, Ltd.	105,202	62,036
Ennoconn Corp.	6,303	104,641
EnTie Commercial Bank	337,000	142,663
Epistar Corp. (I)	448,810	324,402
Eson Precision Ind Company, Ltd.	38,000	44,995
Eternal Materials Company, Ltd.	499,848	541,790
Etron Technology, Inc.	175,000	76,592
Eva Airways Corp.	1,330,371	615,665
Everest Textile Company, Ltd.	192,000	91,827
Evergreen International Storage & Transport Corp.	471,320	193,025
Evergreen Marine Corp Taiwan, Ltd. (I)	427,694	161,623
Everlight Chemical Industrial Corp.	273,748	173,499
Everlight Electronics Company, Ltd.	297,000	473,971
Excelsior Medical Company, Ltd.	42,763	64,263
Far Eastern Department Stores Company, Ltd.	638,558	335,556

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       60

	Shares	Value
Taiwan (continued)
Far Eastern International Bank	1,568,915	$470,478
Far Eastern New Century Corp.	958,878	705,926
Far EasTone Telecommunications Company, Ltd.	414,000	963,314
Faraday Technology Corp.	122,751	122,123
Farglory F T Z Investment Holding Company, Ltd. (I)	17,000	7,251
Farglory Land Development Company, Ltd.	156,526	182,551
Federal Corp.	348,137	153,522
Feedback Technology Corp.	19,000	31,119
Feng Hsin Iron & Steel Company	216,000	276,088
Feng TAY Enterprise Company, Ltd.	179,739	853,275
First Copper Technology Company, Ltd. (I)	218,000	44,874
First Financial Holding Company, Ltd.	1,428,467	733,237
First Hotel	126,317	67,452
First Insurance Company, Ltd. (I)	168,165	61,716
First Steamship Company, Ltd. (I)	305,986	73,671
FLEXium Interconnect, Inc. (I)	203,302	564,243
Flytech Technology Company, Ltd.	109,125	376,173
FocalTech Systems Company, Ltd.	100,342	101,787
Formosa Advanced Technologies Company, Ltd.	126,000	85,684
Formosa Chemicals & Fibre Corp.	328,440	851,609
Formosa International Hotels Corp.	38,171	216,462
Formosa Laboratories, Inc.	35,000	109,783
Formosa Oilseed Processing	41,689	64,956
Formosa Petrochemical Corp.	196,000	572,294
Formosa Plastics Corp.	215,880	531,884
Formosa Taffeta Company, Ltd.	185,000	178,428
Formosan Rubber Group, Inc.	368,000	176,681
Formosan Union Chemical	176,295	90,798
Founding Construction & Development Company, Ltd.	117,909	60,127
Foxconn Technology Company, Ltd.	436,255	1,221,858
Foxlink Image Technology Company, Ltd.	114,000	54,405
FSP Technology, Inc.	119,603	93,362
Fubon Financial Holding Company, Ltd.	1,338,422	1,889,330
Fulgent Sun International Holding Company, Ltd.	14,314	27,969
Fullerton Technology Company, Ltd.	103,819	75,598
Fulltech Fiber Glass Corp.	249,027	107,339
Fwusow Industry Company, Ltd.	138,921	66,935
G Shank Enterprise Company, Ltd.	137,562	99,246
G Tech Optoelectronics Corp. (I)	130,000	49,118
Gallant Precision Machining Company, Ltd.	90,000	67,124
Gamania Digital Entertainment Company, Ltd.	23,000	21,723
Gemtek Technology Corp.	139,496	92,185
Genesis Photonics, Inc. (I)	278,740	39,472
Genius Electronic Optical Company, Ltd. (I)	51,589	85,270
GeoVision, Inc.	54,722	91,167
Getac Technology Corp.	261,000	233,404
Giant Manufacturing Company, Ltd.	115,000	738,839

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       61

	Shares	Value
Taiwan (continued)
Giantplus Technology Company, Ltd.	157,000	$104,374
Giga Solution Tech Company, Ltd.	68,237	50,586
Gigabyte Technology Company, Ltd.	248,719	342,055
Gigasolar Materials Corp.	17,040	212,188
Gigastorage Corp. (I)	326,100	224,510
Ginko International Company, Ltd.	16,000	156,708
Gintech Energy Corp. (I)	229,082	156,930
Global Brands Manufacture, Ltd. (I)	246,611	74,673
Global Lighting Technologies, Inc.	34,000	87,535
Global Mixed Mode Technology, Inc.	36,000	72,455
Global Unichip Corp.	43,000	100,284
Globe Union Industrial Corp.	154,450	77,546
Gloria Material Technology Corp.	274,300	149,464
Glory Science Company, Ltd.	37,859	52,778
Gold Circuit Electronics, Ltd. (I)	279,071	100,048
Goldsun Building Materials Company, Ltd.	1,164,005	286,766
Gourmet Master Company, Ltd.	35,700	340,926
Grand Ocean Retail Group, Ltd.	55,000	40,851
Grand Pacific Petrochemical Corp.	527,000	265,957
Grape King Bio, Ltd.	63,000	472,421
Great China Metal Industry	173,000	132,325
Great Taipei Gas Company, Ltd.	246,000	184,091
Great Wall Enterprise Company, Ltd.	414,642	351,498
Greatek Electronics, Inc.	116,000	141,304
Green Energy Technology, Inc. (I)	76,000	45,375
GTM Holdings Corp. (I)	112,000	53,474
Hannstar Board Corp.	264,467	92,854
HannStar Display Corp. (I)	915,980	159,661
HannsTouch Solution, Inc. (I)	428,735	94,779
Harvatek Corp.	116,069	35,182
Hey Song Corp.	288,250	296,887
Hi-Clearance, Inc.	19,000	53,881
Highwealth Construction Corp.	387,860	602,265
Hiroca Holdings, Ltd.	20,000	73,981
HiTi Digital, Inc.	25,000	10,770
Hitron Technology, Inc.	100,000	66,986
Hiwin Technologies Corp.	95,002	490,603
Ho Tung Chemical Corp. (I)	796,890	185,755
Hocheng Corp.	209,000	52,147
Hold-Key Electric Wire & Cable Company, Ltd.	95,119	24,124
Holiday Entertainment Company, Ltd.	30,000	46,926
Holtek Semiconductor, Inc.	130,000	206,761
Holy Stone Enterprise Company, Ltd.	175,734	176,019
Hon Hai Precision Industry Company, Ltd.	4,527,673	12,523,899
Hong TAI Electric Industrial	202,000	53,356
Hong YI Fiber Industry Company	31,000	22,365
Horizon Securities Company, Ltd. (I)	90,000	17,421

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       62

	Shares	Value
Taiwan (continued)
Hota Industrial Manufacturing Company, Ltd.	75,572	$391,461
Hotai Motor Company, Ltd.	79,000	871,562
Hsin Kuang Steel Company, Ltd. (I)	162,153	88,542
Hsin Yung Chien Company, Ltd.	28,200	70,837
Hsing TA Cement Company, Ltd.	125,000	42,115
HTC Corp. (I)	139,700	373,517
Hu Lane Associate, Inc.	33,066	166,888
HUA ENG Wire & Cable Company, Ltd. (I)	512,000	110,332
Hua Nan Financial Holdings Company, Ltd.	2,002,006	1,030,496
Huaku Development Company, Ltd.	61,353	103,528
Hung Ching Development & Construction Company, Ltd.	101,000	53,760
Hung Poo Real Estate Development Corp.	148,000	128,582
Hung Sheng Construction Company, Ltd.	325,808	169,271
Huxen Corp.	42,000	49,734
Hwa Fong Rubber Company, Ltd.	258,324	91,572
I-Chiun Precision Industry Company, Ltd. (I)	134,000	40,193
I-Sheng Electric Wire & Cable Company, Ltd.	75,000	100,629
Ibase Technology, Inc.	94,657	217,097
Ichia Technologies, Inc. (I)	166,300	74,794
Ideal Bike Corp.	28,000	10,493
Infortrend Technology, Inc.	142,000	72,481
Innolux Corp.	7,852,219	2,765,734
Inotera Memories, Inc. (I)	2,233,165	1,887,400
Inpaq Technology Company, Ltd.	63,000	46,472
Intai Technology Corp.	20,000	105,754
Inventec Corp.	789,705	584,826
ITE Technology, Inc.	64,881	60,816
ITEQ Corp.	199,700	222,117
Jentech Precision Industrial Company, Ltd.	52,808	103,005
Jess-Link Products Company, Ltd.	77,000	69,299
Jih Sun Financial Holdings Company, Ltd.	506,688	112,254
Johnson Health Tech Company, Ltd.	30,400	44,320
K Laser Technology, Inc.	51,000	25,545
Kang Na Hsiung Enterprise Company, Ltd.	168,000	55,557
Kaori Heat Treatment Company, Ltd.	29,341	52,428
Kaulin Manufacturing Company, Ltd.	90,490	47,291
KD Holding Corp.	7,000	38,254
KEE TAI Properties Company, Ltd.	361,973	140,233
Kenda Rubber Industrial Company, Ltd.	230,371	364,113
Kenmec Mechanical Engineering Company, Ltd.	84,000	32,265
Kerry TJ Logistics Company, Ltd.	134,000	176,240
Kindom Construction Company, Ltd.	267,000	131,562
King Slide Works Company, Ltd.	26,000	317,203
King Yuan Electronics Company, Ltd.	674,762	620,447
King's Town Bank	748,000	635,582
King's Town Construction Company, Ltd. (I)	85,514	52,079
Kinik Company	112,000	187,238

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       63

	Shares	Value
Taiwan (continued)
Kinko Optical Company, Ltd. (I)	62,648	$43,365
Kinpo Electronics, Inc.	447,724	168,296
Kinsus Interconnect Technology Corp.	153,000	322,067
KMC Kuei Meng International, Inc.	5,594	19,633
KS Terminals, Inc.	79,000	93,481
Kung Long Batteries Industrial Company, Ltd.	34,000	162,670
Kung Sing Engineering Corp. (I)	36,000	11,448
Kuo Toong International Company, Ltd.	87,006	58,636
Kuoyang Construction Company, Ltd. (I)	227,543	97,542
Kwong Fong Industries	120,052	84,136
Kwong Lung Enterprise Company, Ltd.	16,000	24,953
KYE Systems Corp.	244,702	71,508
L&K Engineering Company, Ltd.	85,952	77,347
LAN FA Textile (I)	156,183	41,250
Lanner Electronics, Inc.	43,013	56,591
Largan Precision Company, Ltd.	23,000	2,571,892
Laser Tek Taiwan Company, Ltd.	9,964	6,545
LCY Chemical Corp.	244,806	307,650
Leader Electronics, Inc.	120,867	35,629
Leadtrend Technology Corp.	8,599	7,735
Lealea Enterprise Company, Ltd.	579,863	156,860
Ledtech Electronics Corp.	6,236	2,454
LEE CHI Enterprises Company, Ltd.	150,000	51,478
Lelon Electronics Corp.	102,085	127,085
Leofoo Development Company, Ltd.	231,087	62,633
LES Enphants Company, Ltd. (I)	124,486	51,490
Lextar Electronics Corp.	256,500	115,708
Li Peng Enterprise Company, Ltd. (I)	392,760	96,496
Lian HWA Food Corp.	51,782	48,619
Lien Hwa Industrial Corp.	409,072	270,620
Lingsen Precision Industries, Ltd. (I)	390,101	138,732
Lite-On Semiconductor Corp.	192,718	142,372
Lite-On Technology Corp.	564,199	852,419
Long Bon International Company, Ltd.	281,000	150,856
Long Chen Paper Company, Ltd.	349,968	171,872
Longwell Company	76,000	73,844
Lotes Company, Ltd.	26,000	66,770
Lucky Cement Corp.	225,000	66,038
Lumax International Corp., Ltd.	76,395	115,145
Lung Yen Life Service Corp.	88,000	148,322
LuxNet Corp.	21,000	26,309
Macroblock, Inc.	19,000	43,405
Macronix International (I)	3,282,718	430,977
MacroWell OMG Digital Entertainment Company, Ltd. (I)	8,000	12,358
Mag Layers Scientific-Technics Company, Ltd.	13,317	22,379
Makalot Industrial Company, Ltd.	118,817	560,162
Marketech International Corp.	61,000	53,839

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       64

	Shares	Value
Taiwan (continued)
Masterlink Securities Corp.	914,593	$236,736
Mayer Steel Pipe Corp. (I)	111,407	47,201
Maywufa Company, Ltd.	18,000	7,313
MediaTek, Inc.	126,000	988,881
Mega Financial Holding Company, Ltd.	1,900,531	1,292,290
Meiloon Industrial Company, Ltd.	84,412	36,378
Mercuries & Associates, Ltd.	154,421	93,606
Mercuries Life Insurance Company, Ltd. (I)	185,425	88,119
Merida Industry Company, Ltd.	69,162	281,796
Merry Electronics Company, Ltd.	41,585	155,527
Micro-Star International Company, Ltd.	489,488	1,178,942
Microbio Company, Ltd. (I)	41,000	30,849
Microlife Corp.	30,000	75,253
MIN AIK Technology Company, Ltd.	88,000	106,035
Mirle Automation Corp.	97,954	135,033
Mitac Holdings Corp.	107,733	109,890
Mobiletron Electronics Company, Ltd.	5,200	7,562
Motech Industries, Inc. (I)	225,000	218,908
MPI Corp.	20,000	51,127
Nak Sealing Technologies Corp.	59,000	156,253
Namchow Chemical Industrial Company, Ltd.	116,000	259,353
Nan Kang Rubber Tire Company, Ltd.	179,711	165,881
Nan Liu Enterprise Company, Ltd.	16,000	76,291
Nan Ren Lake Leisure Amusement Company, Ltd.	31,000	7,991
Nan Ya Plastics Corp.	385,860	735,508
Nan Ya Printed Circuit Board Corp.	186,930	152,298
Nantex Industry Company, Ltd.	95,276	70,632
Nanya Technology Corp.	224,985	265,439
National Petroleum Company, Ltd.	62,000	70,917
Neo Solar Power Corp. (I)	657,100	342,037
New Asia Construction & Development Corp.	225,136	44,472
New Era Electronics Company, Ltd.	44,000	33,318
Nexcom International Company, Ltd.	48,000	44,349
Nichidenbo Corp.	109,979	83,147
Nien Hsing Textile Company, Ltd.	209,572	159,381
Novatek Microelectronics Corp.	314,000	1,069,693
Nuvoton Technology Corp.	30,000	36,798
Ocean Plastics Company, Ltd. (I)	29,000	23,660
Optimax Technology Corp. (I)	170,816	22,891
OptoTech Corp.	341,000	147,010
Orient Semiconductor Electronics, Ltd. (I)	556,000	237,044
Oriental Union Chemical Corp. (I)	224,300	139,767
Pacific Construction Company, Ltd.	274,002	105,674
Pacific Hospital Supply Company, Ltd.	24,000	74,529
Pan Jit International, Inc.	257,000	135,755
Pan-International Industrial Corp.	265,443	205,078
Parade Technologies, Ltd.	28,000	272,571

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       65

	Shares	Value
Taiwan (continued)
Paragon Technologies Company, Ltd. (I)	45,808	$35,613
PChome Online, Inc.	67,475	735,598
Pegatron Corp.	1,075,321	2,594,512
Phihong Technology Company, Ltd. (I)	221,416	71,718
Phison Electronics Corp.	39,000	281,521
Phoenix Tours International, Inc.	15,750	17,860
Pixart Imaging, Inc.	41,830	94,396
Polytronics Technology Corp.	42,000	78,981
Portwell, Inc.	21,000	32,070
Posiflex Technologies, Inc.	28,495	166,823
Pou Chen Corp.	979,448	1,416,521
Power Mate Technology Company, Ltd.	15,000	31,831
Power Quotient International Company, Ltd.	130,000	38,830
Powertech Technology, Inc.	525,000	1,368,747
Poya International Company, Ltd.	33,531	501,114
President Chain Store Corp.	188,000	1,494,327
President Securities Corp.	757,171	280,205
Prime Electronics & Satellitics, Inc. (I)	82,759	25,804
Prince Housing & Development Corp.	821,943	271,733
Princeton Technology Corp. (I)	48,000	15,882
Prodisc Technology, Inc. (I)	540,000	0
Promate Electronic Company, Ltd.	116,000	114,019
Promise Technology, Inc.	107,000	55,029
Qisda Corp.	1,008,440	408,950
Qualipoly Chemical Corp.	53,172	62,000
Quanta Computer, Inc.	529,000	976,249
Quanta Storage, Inc.	77,000	74,709
Quintain Steel Company, Ltd. (I)	252,614	70,208
Radiant Opto-Electronics Corp.	211,343	346,170
Radium Life Tech Company, Ltd. (I)	476,644	150,916
Ralec Electronic Corp.	33,259	51,381
Realtek Semiconductor Corp.	108,706	434,181
Rechi Precision Company, Ltd.	247,038	258,849
Rexon Industrial Corp., Ltd.	57,286	30,292
Rich Development Company, Ltd.	318,000	92,760
Ritek Corp. (I)	1,221,428	150,677
Ruentex Development Company, Ltd. (I)	129,039	150,968
Ruentex Industries, Ltd.	72,801	112,817
Run Long Construction Company, Ltd.	73,448	76,071
Sampo Corp.	355,997	198,508
San Fang Chemical Industry Company, Ltd.	92,013	105,434
San Far Property, Ltd.	65,000	25,347
San Shing Fastech Corp.	69,479	128,933
Sanyang Motor Company, Ltd.	264,389	181,605
SCI Pharmtech, Inc.	42,044	113,405
Scientech Corp.	19,000	40,115
ScinoPharm Taiwan, Ltd.	38,731	49,456

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       66

	Shares	Value
Taiwan (continued)
SDI Corp.	103,000	$136,554
Sea Sonic Electronics Company, Ltd.	16,000	16,028
Senao International Company, Ltd.	37,000	60,924
Sercomm Corp.	169,000	376,632
Sesoda Corp.	194,653	160,321
Shan-Loong Transportation Company, Ltd.	4,000	3,157
Sheng Yu Steel Company, Ltd.	97,000	79,970
ShenMao Technology, Inc.	57,000	53,515
Shih Her Technologies, Inc.	28,000	28,667
Shih Wei Navigation Company, Ltd.	123,230	35,610
Shihlin Electric & Engineering Corp.	328,213	401,455
Shihlin Paper Corp. (I)	18,000	18,099
Shin Hai Gas Corp.	2,491	3,160
Shin Kong Financial Holding Company, Ltd. (I)	4,129,448	904,184
Shin Shin Natural Gas Company	1,000	991
Shin Zu Shing Company, Ltd.	60,933	199,462
Shining Building Business Company, Ltd. (I)	297,367	100,579
Shinkong Insurance Company, Ltd.	218,000	167,114
Shinkong Synthetic Fibers Corp.	1,217,287	319,731
Shinkong Textile Company, Ltd.	129,000	164,379
Shiny Chemical Industrial Company, Ltd.	35,954	54,474
Shuttle, Inc. (I)	229,985	71,891
Sigurd Microelectronics Corp.	344,887	255,081
Silicon Integrated Systems Corp. (I)	388,000	80,235
Siliconware Precision Industries Company	233,846	348,209
Siliconware Precision Industries Company, ADR (L)	75,420	555,091
Simplo Technology Company, Ltd.	104,200	342,577
Sinbon Electronics Company, Ltd.	111,044	253,493
Sincere Navigation Corp.	306,000	171,495
Sinher Technology, Inc.	16,000	29,037
Sinmag Equipment Corp.	28,446	124,559
Sino-American Silicon Products, Inc.	346,000	370,219
Sinon Corp.	345,150	163,638
SinoPac Financial Holdings Company, Ltd.	2,825,003	824,802
Sinphar Pharmaceutical Company, Ltd.	80,940	67,900
Sinyi Realty, Inc.	52,190	46,506
Sirtec International Company, Ltd.	93,000	117,456
Sitronix Technology Corp.	85,000	283,535
Siward Crystal Technology Company, Ltd.	146,301	84,256
Soft-World International Corp.	30,000	62,927
Solar Applied Materials Technology Company (I)	233,899	64,500
Solartech Energy Corp. (I)	148,000	74,207
Sonix Technology Company, Ltd.	92,000	101,119
Southeast Cement Company, Ltd.	282,000	136,388
Spirox Corp.	86,369	47,851
Sporton International, Inc.	64,577	337,706
St. Shine Optical Company, Ltd.	23,000	567,131

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       67

	Shares	Value
Taiwan (continued)
Standard Chemical & Pharmaceutical Company, Ltd.	51,000	$51,049
Standard Foods Corp.	224,251	553,001
Stark Technology, Inc.	85,000	68,388
Sunonwealth Electric Machine Industry Company, Ltd.	108,000	88,989
Sunplus Technology Company, Ltd.	188,000	68,288
Sunrex Technology Corp. (I)	148,120	80,269
Sunspring Metal Corp.	45,000	62,129
Sunty Development Company, Ltd. (I)	77,000	27,390
Supreme Electronics Company, Ltd.	127,890	82,071
Swancor Holding Company, Ltd.	34,402	162,087
Sweeten Real Estate Development Company, Ltd.	122,587	57,530
Syncmold Enterprise Corp.	79,000	132,779
Synnex Technology International Corp.	295,189	311,283
Sysage Technology Company, Ltd.	71,552	59,873
T-Mac Techvest PCB Company, Ltd.	42,000	17,193
TA Chen Stainless Pipe (I)	509,605	261,331
Ta Chong Securities Company, Ltd.	142,000	36,028
Ta Ya Electric Wire & Cable Company, Ltd. (I)	452,406	66,383
TA-I Technology Company, Ltd.	138,809	71,434
Tah Hsin Industrial Company, Ltd.	97,500	74,557
TAI Roun Products Company, Ltd.	67,000	23,314
Tai Tung Communication Company, Ltd. (I)	45,361	25,775
Taichung Commercial Bank	1,880,716	521,943
TaiDoc Technology Corp.	23,098	87,216
Taiflex Scientific Company, Ltd.	164,220	170,552
Taimide Tech, Inc.	59,850	53,917
Tainan Enterprises Company, Ltd.	66,467	61,977
Tainan Spinning Company, Ltd.	965,397	381,477
Tainergy Tech Company, Ltd.	137,000	68,948
Taishin Financial Holding Company, Ltd.	1,353,419	511,236
Taisun Enterprise Company, Ltd. (I)	133,026	63,253
Taita Chemical Company, Ltd. (I)	184,188	44,335
Taiwan Acceptance Corp.	103,000	232,352
Taiwan Business Bank (I)	2,092,527	558,940
Taiwan Cement Corp.	496,726	566,017
Taiwan Chinsan Electronic Industrial Company, Ltd.	54,000	84,829
Taiwan Cogeneration Corp.	188,137	136,351
Taiwan Cooperative Financial Holding Company, Ltd.	2,057,340	903,323
Taiwan FamilyMart Company, Ltd.	24,000	171,375
Taiwan Fertilizer Company, Ltd.	196,000	258,591
Taiwan Fire & Marine Insurance Company	155,000	92,056
Taiwan FU Hsing Industrial Company, Ltd.	52,000	70,603
Taiwan Glass Industry Corp. (I)	375,933	153,710
Taiwan Hon Chuan Enterprise Company, Ltd.	207,329	306,258
Taiwan Hopax Chemicals Manufacturing Company, Ltd.	67,000	37,433
Taiwan Kolin Company, Ltd. (I)	400,000	0
Taiwan Land Development Corp.	519,191	178,983

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       68

	Shares	Value
Taiwan (continued)
Taiwan Line Tek Electronic	72,623	$39,988
Taiwan Mask Corp. (I)	213,850	55,097
Taiwan Mobile Company, Ltd.	396,700	1,393,085
Taiwan Navigation Company, Ltd.	54,000	20,378
Taiwan Paiho, Ltd.	147,342	423,331
Taiwan PCB Techvest Company, Ltd.	197,227	197,102
Taiwan Prosperity Chemical Corp. (I)	100,000	51,262
Taiwan Pulp & Paper Corp. (I)	294,640	97,029
Taiwan Sakura Corp.	120,156	130,572
Taiwan Sanyo Electric Company, Ltd.	79,900	61,020
Taiwan Secom Company, Ltd.	129,430	367,857
Taiwan Semiconductor Company, Ltd.	238,000	273,066
Taiwan Semiconductor Manufacturing Company, Ltd.	6,042,000	33,553,527
Taiwan Shin Kong Security Company, Ltd.	184,460	231,840
Taiwan Styrene Monomer Corp.	191,821	98,064
Taiwan Surface Mounting Technology Company, Ltd.	256,636	219,548
Taiwan TEA Corp.	350,723	166,870
Taiwan Union Technology Corp.	194,000	233,366
Taiyen Biotech Company, Ltd.	95,472	88,996
Tatung Company, Ltd. (I)	1,170,526	202,944
Te Chang Construction Company, Ltd.	83,265	60,972
Teco Electric & Machinery Company, Ltd.	549,109	461,055
Ten Ren Tea Company, Ltd.	35,000	40,669
Test Research, Inc.	69,596	85,667
Test Rite International Company, Ltd.	154,549	93,480
Tex-Ray Industrial Company, Ltd. (I)	91,800	37,164
The Ambassador Hotel	236,000	189,769
Thinking Electronic Industrial Company, Ltd. (I)	46,000	88,607
Thye Ming Industrial Company, Ltd.	133,250	137,327
Ton Yi Industrial Corp.	376,000	166,968
Tong Hsing Electronic Industries, Ltd.	116,951	465,994
Tong Yang Industry Company, Ltd.	230,043	463,126
Tong-Tai Machine & Tool Company, Ltd.	137,590	100,469
Topco Scientific Company, Ltd.	103,443	273,735
Topco Technologies Corp.	26,000	46,690
Topoint Technology Company, Ltd.	150,248	95,740
Toung Loong Textile Manufacturing	55,000	180,293
TPK Holding Company, Ltd.	108,000	198,611
Trade-Van Information Services Company	14,000	11,460
Transasia Airways Corp.	148,466	29,760
Transcend Information, Inc.	53,000	152,579
Tripod Technology Corp.	179,770	383,966
TrueLight Corp.	10,000	20,357
Tsann Kuen Enterprise Company, Ltd.	98,220	94,401
TSC Auto ID Technology Company, Ltd.	17,900	130,472
TSRC Corp.	318,706	292,336
Ttet Union Corp.	30,000	76,004

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       69

	Shares	Value
Taiwan (continued)
TTFB Company, Ltd.	7,000	$49,160
TTY Biopharm Company, Ltd.	45,094	164,053
Tung Ho Steel Enterprise Corp.	566,138	329,695
Tung Thih Electronic Company, Ltd.	33,258	506,254
TURVO International Company, Ltd.	27,062	67,057
TXC Corp.	140,659	183,927
TYC Brother Industrial Company, Ltd.	125,531	141,481
Tycoons Group Enterprise Company, Ltd. (I)	379,536	50,201
Tyntek Corp.	181,702	74,935
U-Ming Marine Transport Corp.	256,000	173,283
Uni-President Enterprises Corp.	1,520,803	2,869,534
Unimicron Technology Corp.	911,855	372,856
Union Bank of Taiwan	1,420,506	396,590
Union Insurance Company, Ltd.	34,620	14,018
Unitech Computer Company, Ltd.	112,039	57,721
Unitech Printed Circuit Board Corp.	419,869	134,717
United Integrated Services Company, Ltd.	58,000	90,643
United Microelectronics Corp.	8,624,468	3,127,084
United Microelectronics Corp., ADR (L)	47,440	88,238
Unity Opto Technology Company, Ltd.	115,389	59,352
Universal Cement Corp.	364,058	277,572
Unizyx Holding Corp. (I)	143,000	71,591
UPC Technology Corp.	686,938	209,612
USI Corp.	631,801	273,380
Vanguard International Semiconductor Corp.	335,000	627,393
Ve Wong Corp.	130,450	91,849
Viking Tech Corp.	6,770	4,875
Visual Photonics Epitaxy Company, Ltd.	141,700	190,321
Vivotek, Inc.	56,574	157,766
Wafer Works Corp. (I)	324,335	94,245
Wah Hong Industrial Corp.	14,835	8,561
Wah Lee Industrial Corp.	86,000	127,038
Walsin Lihwa Corp. (I)	1,286,000	412,911
Walsin Technology Corp.	417,068	439,906
Walton Advanced Engineering, Inc.	273,661	79,523
Wan Hai Lines, Ltd.	281,216	135,444
WAN HWA Enterprise Company	3,694	1,571
Waterland Financial Holding Company, Ltd.	1,760,074	442,376
Wei Chuan Food Corp. (I)	169,000	102,460
Weikeng Industrial Company, Ltd.	172,900	96,619
Well Shin Technology Company, Ltd.	61,420	94,965
Win Semiconductors Corp.	313,119	628,503
Winbond Electronics Corp.	2,514,000	818,560
Winstek Semiconductor Company, Ltd.	23,000	19,844
Wintek Corp. (I)	819,661	0
Wisdom Marine Lines Company, Ltd. (I)	139,744	144,127
Wistron Corp.	1,297,586	951,486

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       70

	Shares	Value
Taiwan (continued)
Wistron NeWeb Corp.	249,078	$748,679
Wowprime Corp.	11,000	47,578
WPG Holdings Company, Ltd.	736,760	874,918
WT Microelectronics Company, Ltd.	375,348	513,589
WUS Printed Circuit Company, Ltd.	108,000	71,050
XAC Automation Corp.	23,000	40,169
Xxentria Technology Materials Corp.	56,124	142,773
Yageo Corp.	230,386	487,805
Yang Ming Marine Transport Corp. (I)	689,916	158,511
YC Company, Ltd.	255,801	100,326
YC INOX Company, Ltd.	254,100	179,535
YCC Parts Manufacturing Company, Ltd.	11,000	15,108
Yea Shin International Development Company, Ltd.	65,000	28,465
Yeong Guan Energy Technology Group Company, Ltd.	34,324	185,784
YFY, Inc.	942,614	267,997
Yi Jinn Industrial Company, Ltd.	129,104	40,798
Yieh Phui Enterprise Company, Ltd. (I)	908,838	283,638
Yonyu Plastics Company, Ltd.	53,450	56,104
Young Fast Optoelectronics Company, Ltd. (I)	104,648	49,554
Young Optics, Inc.	41,000	38,999
Youngtek Electronics Corp.	59,058	88,449
Yuanta Financial Holdings Company, Ltd.	3,058,369	1,082,321
Yulon Motor Company, Ltd.	214,900	185,513
Yung Chi Paint & Varnish Manufacturing Company, Ltd.	58,850	143,511
Yungshin Construction & Development Company	57,400	46,813
Yungshin Global Holding Corp.	101,250	151,248
Yungtay Engineering Company, Ltd.	231,000	337,710
Zeng Hsing Industrial Company, Ltd.	45,232	224,345
Zenitron Corp.	145,000	76,965
Zhen Ding Technology Holding, Ltd.	247,450	494,841
Zig Sheng Industrial Company, Ltd.	307,665	82,610
Zinwell Corp.	76,000	86,487
Zippy Technology Corp.	70,000	81,931
ZongTai Real Estate Development Company, Ltd.	103,231	66,287
Thailand 3.0%		39,817,660
AAPICO Hitech PCL	34,300	14,357
Advanced Info Service PCL	259,491	1,239,772
Advanced Information Technology PCL	19,300	14,775
AEON Thana Sinsap Thailand PCL, NVDR	12,800	36,517
Airports of Thailand PCL	113,100	1,312,380
AJ Plast PCL	93,200	19,369
Amata Corp. PCL	242,600	88,273
Ananda Development PCL	1,211,800	167,200
AP Thailand PCL	892,778	191,973
Asia Aviation PCL, NVDR (I)	858,700	185,930
Asia Green Energy PCL	65,472	3,140
Asia Plus Group Holdings PCL	303,900	30,368

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       71

	Shares	Value
Thailand (continued)
Asia Sermkij Leasing PCL, NVDR	79,100	$50,021
Asian Insulators PCL	1,650,880	72,492
Asian Phytoceuticals PCL	160,100	7,769
Bangkok Aviation Fuel Services PCL	110,125	115,303
Bangkok Bank PCL	28,905	141,413
Bangkok Chain Hospital PCL	527,225	179,587
Bangkok Dusit Medical Services PCL	731,500	496,393
Bangkok Expressway & Metro PCL	3,854,725	856,914
Bangkok Insurance PCL	11,270	115,862
Bangkok Land PCL	3,604,900	189,472
Bangkok Life Assurance PCL, NVDR	73,960	100,413
Banpu PCL (L)	391,800	177,595
Beauty Community PCL	887,100	238,150
BEC World PCL	374,700	242,343
Berli Jucker PCL	211,400	274,618
BTS Group Holdings PCL	338,300	88,396
Bumrungrad Hospital PCL	93,500	458,918
Cal-Comp Electronics Thailand PCL	2,483,392	199,318
Central Pattana PCL	461,900	802,866
Central Plaza Hotel PCL	325,300	389,471
CH Karnchang PCL	101,223	92,069
Charoen Pokphand Foods PCL	690,033	646,925
Christiani & Nielsen Thai (I)	17,200	2,125
Chularat Hospital PCL	1,427,200	107,149
CK Power PCL	1,256,200	114,648
COL PCL	20,700	21,086
Country Group Development PCL (I)	1,267,400	38,440
CP ALL PCL	796,800	1,431,751
CS Loxinfo PCL	101,600	17,605
Delta Electronics Thailand PCL	136,300	291,182
Demco PCL (I)	89,600	16,033
Dhipaya Insurance PCL	112,600	131,698
Diamond Building Products PCL	44,900	6,679
DSG International Thailand PCL	217,700	26,398
Dynasty Ceramic PCL	2,761,800	352,461
E for L Aim PCL	1,774,500	22,033
Eastern Water Resources Development & Management PCL	517,400	186,784
Electricity Generating PCL	44,500	253,673
Energy Absolute PCL	698,300	508,875
Esso Thailand PCL (I)	815,300	141,137
G J Steel PCL (I)	5,602,450	56,455
G Steel PCL (I)	2,532,540	28,535
GFPT PCL	285,500	130,115
Glow Energy PCL	161,700	373,276
GMM Grammy PCL (I)	60,740	14,470
Golden Land Property Development PCL	358,000	67,702
Grand Canal Land PCL	788,200	60,127

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       72

	Shares	Value
Thailand (continued)
Hana Microelectronics PCL	84,500	$74,393
Home Product Center PCL	1,518,412	477,659
Ichitan Group PCL	115,200	40,241
Indorama Ventures PCL	425,200	392,519
Intouch Holdings PCL	126,600	205,589
IRPC PCL	2,817,200	393,583
Italian-Thai Development PCL (I)	588,976	107,964
JAS Asset PCL	20,934	1,716
Jasmine International PCL	819,638	132,521
Jay Mart PCL	140,275	53,863
Kang Yong Electric PCL	2,800	26,124
Kasikornbank PCL	171,500	980,097
Kasikornbank PCL, NVDR	92,100	524,943
KCE Electronics PCL	121,900	343,991
KGI Securities Thailand PCL	778,900	80,069
Khon Kaen Sugar Industry PCL	825,236	91,429
Khonburi Sugar PCL	69,700	15,697
Kiatnakin Bank PCL	127,400	190,337
Krung Thai Bank PCL	785,750	430,842
Krungthai Card PCL	78,200	313,679
Land & Houses PCL, NVDR	490,300	135,792
Lanna Resources PCL	277,500	100,227
LH Financial Group PCL	1,961,900	101,418
Loxley PCL	671,610	61,266
LPN Development PCL	452,300	163,230
Major Cineplex Group PCL	228,500	214,367
Malee Group PCL	18,000	41,131
Maybank Kim Eng Securities Thailand PCL	21,400	13,846
MBK PCL	650,300	287,359
MCOT PCL	224,600	98,577
Mega Lifesciences PCL	96,600	54,962
Minor International PCL	283,345	337,346
MK Restaurants Group PCL	63,900	99,666
Modernform Group PCL	114,800	22,212
Muang Thai Insurance PCL	2,600	10,701
Nation Multimedia Group PCL	951,500	30,228
Noble Development PCL (I)	37,100	16,939
Nok Airlines PCL (I)	32,800	7,910
Padaeng Industry PCL	127,600	49,013
Polyplex Thailand PCL (I)	221,600	78,070
Pranda Jewelry PCL	28,400	2,953
Precious Shipping PCL (I)	322,100	57,182
Premier Marketing PCL	127,100	32,114
Property Perfect PCL	3,190,900	87,543
Pruksa Real Estate PCL	519,100	381,794
PTG Energy PCL	406,500	354,803
PTT Exploration & Production PCL	624,228	1,459,018

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       73

	Shares	Value
Thailand (continued)
PTT Global Chemical PCL	148,392	$260,833
PTT PCL	526,600	5,291,699
Quality Houses PCL	1,346,671	105,738
Raimon Land PCL	771,200	33,617
Ratchaburi Electricity Generating Holding PCL	132,900	209,159
Ratchthani Leasing PCL	389,300	58,434
Regional Container Lines PCL	244,200	39,499
Robinson Department Store PCL	46,200	85,314
Rojana Industrial Park PCL	614,960	92,316
RS PCL	266,300	73,014
Saha-Union PCL	218,200	236,335
Sahaviriya Steel Industries PCL (I)	12,921,580	18,664
Samart Corp. PCL	369,600	163,267
Samart I-Mobile PCL (I)	981,000	31,449
Samart Telcoms PCL	354,400	128,934
Sansiri PCL	3,142,709	167,804
SC Asset Corp. PCL	1,655,993	163,528
Siam Cement PCL, Foreign Shares	10,050	153,799
Siam Cement PCL, NVDR	80,300	1,228,860
Siam City Cement PCL	43,900	382,818
Siam Commercial Bank PCL	134,231	619,549
Siam Future Development PCL	424,443	75,338
Siam Global House PCL	231,225	98,137
Siamgas & Petrochemicals PCL	371,700	123,283
Sino-Thai Engineering & Construction PCL	257,628	185,927
SNC Former PCL	130,300	54,189
Somboon Advance Technology PCL	143,907	57,375
SPCG PCL	367,400	221,718
Sri Ayudhya Capital PCL	25,800	24,591
Sri Trang Agro-Industry PCL	195,400	68,257
Sriracha Construction PCL	45,800	20,895
Srisawad Power 1979 PCL	57,502	65,558
Srithai Superware PCL	1,311,800	73,503
STP & I PCL	618,170	170,438
Supalai PCL	497,900	346,582
Susco PCL	437,400	37,870
SVI PCL	397,828	56,050
Symphony Communication PCL	39,108	11,015
Syntec Construction PCL	378,900	43,089
Tata Steel Thailand PCL (I)	2,369,400	53,352
Thai Agro Energy PCL	55,500	5,193
Thai Airways International PCL (I)	562,311	511,345
Thai Central Chemical PCL	1,900	1,537
Thai Oil PCL	232,000	473,774
Thai Reinsurance PCL (I)(L)	592,800	45,187
Thai Rung Union Car PCL	44,160	5,102
Thai Stanley Electric PCL	18,200	91,486

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       74

	Shares	Value
Thailand (continued)
Thai Union Group PCL	344,000	$213,392
Thai Vegetable Oil PCL	219,800	212,698
Thai-German Ceramic PCL	194,800	14,173
Thaicom PCL	295,400	187,596
Thaire Life Assurance PCL	127,700	37,615
Thanachart Capital PCL	360,100	416,114
The Bangchak Petroleum PCL	384,800	374,703
The Erawan Group PCL	282,300	41,159
Thoresen Thai Agencies PCL	218,937	59,103
TICON Industrial Connection PCL	150,444	68,206
Tipco Asphalt PCL, NVDR	232,200	161,510
TIPCO Foods PCL	95,700	41,983
Tisco Financial Group PCL	113,700	177,285
TMB Bank PCL	2,793,700	182,219
Total Access Communication PCL (L)	377,800	375,938
Total Access Communication PCL, NVDR (L)	227,400	226,279
TPI Polene PCL (L)	2,831,200	181,398
True Corp. PCL	855,188	199,924
TTCL PCL	53,400	38,228
TTW PCL	1,045,400	332,059
Unique Engineering & Construction PCL	255,880	138,856
Univentures PCL	537,200	99,990
Vanachai Group PCL	470,480	206,357
VGI Global Media PCL	1,556,400	287,458
Vibhavadi Medical Center PCL	1,809,700	151,526
Vinythai PCL	100,000	28,740
Workpoint Entertainment PCL	60,540	80,008
Turkey 1.5%		20,191,703
Adana Cimento Sanayii TAS, Class A	51,613	107,247
Adel Kalemcilik Ticaret ve Sanayi AS	789	4,725
Afyon Cimento Sanayi TAS (I)	16,048	31,133
Akbank TAS	349,097	922,713
Akcansa Cimento AS	46,076	208,465
Akenerji Elektrik Uretim AS (I)(L)	174,702	55,527
Aksa Akrilik Kimya Sanayii AS	78,078	224,038
Aksigorta AS (I)	39,780	26,643
Alarko Holding AS	48,913	53,898
Albaraka Turk Katilim Bankasi AS	206,579	87,956
Alkim Alkali Kimya AS	2,994	15,468
Anadolu Anonim Turk Sigorta Sirketi (I)	291,321	166,365
Anadolu Cam Sanayii AS (I)	94,221	67,523
Anadolu Efes Biracilik Ve Malt Sanayii AS	82,645	512,510
Anadolu Hayat Emeklilik AS	72,435	124,947
Arcelik AS	104,469	747,383
Aselsan Elektronik Sanayi Ve Ticaret AS	23,789	75,979
Aygaz AS	19,871	74,648
Bagfas Bandirma Gubre Fabrikalari AS (I)	10,105	36,420

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       75

	Shares	Value
Turkey (continued)
Baticim Bati Anadolu Cimento Sanayii AS	24,319	$50,403
Besiktas Futbol Yatirimlari Sanayi ve Ticaret AS (I)	120,102	160,749
BIM Birlesik Magazalar AS	67,284	1,153,167
Bizim Toptan Satis Magazalari AS	15,207	68,670
Bolu Cimento Sanayii AS	75,060	148,994
Borusan Mannesmann Boru Sanayi ve Ticaret AS	35,150	106,512
Boyner Perakende Ve Tekstil Yatirimlari AS (I)	17,020	439,819
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	32,901	76,374
Bursa Cimento Fabrikasi AS	9,487	20,228
Celebi Hava Servisi AS	5,705	38,735
Cimsa Cimento Sanayi VE Ticaret AS	55,805	285,626
Coca-Cola Icecek AS	29,485	368,309
Dogan Sirketler Grubu Holding AS (I)	561,309	172,464
Dogus Otomotiv Servis ve Ticaret AS	45,861	157,701
Eczacibasi Yatirim Holding Ortakligi AS	7,623	30,378
EGE Endustri VE Ticaret AS	1,017	72,850
EGE Seramik Sanayi ve Ticaret AS (I)	34,070	44,677
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	144,726	170,251
Enka Insaat ve Sanayi AS	75,136	110,969
Eregli Demir ve Celik Fabrikalari TAS	214,580	322,833
Fenerbahce Futbol AS (I)	8,902	107,443
Ford Otomotiv Sanayi AS	25,236	273,540
Galatasaray Sportif Sinai ve Ticari Yatirimlar AS (I)	3,124	21,798
Global Yatirim Holding AS	126,224	66,593
Goldas Kuyumculuk Sanayi Ithalat ve Bagli Ortakliklari (I)	54,847	3,895
Goodyear Lastikleri TAS	81,553	92,935
Gozde Girisim Sermayesi Yatirim Ortakligi AS (I)	18,319	13,565
GSD Holding AS	185,109	61,299
Gubre Fabrikalari TAS	81,039	141,367
Ihlas Holding AS (I)	605,090	67,506
Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret AS	10,208	23,280
Ipek Dogal Enerji Kaynaklari Arastirma ve Uretim AS (I)	115,194	43,623
Is Finansal Kiralama AS	125,676	44,592
Is Yatirim Menkul Degerler AS	64,156	22,344
Izmir Demir Celik Sanayi AS (I)	89,339	76,085
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A	151,956	74,993
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B	89,968	47,437
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	653,248	309,179
KOC Holding AS	76,308	331,216
Konya Cimento Sanayii AS	697	60,662
Koza Altin Isletmeleri AS (I)	29,495	137,874
Koza Anadolu Metal Madencilik Isletmeleri AS (I)	187,408	71,554
Mardin Cimento Sanayii ve Ticaret AS	43,329	58,297
Metro Ticari ve Mali Yatirimlar Holding AS (I)	216,810	43,945
Migros Ticaret AS (I)	24,300	144,584
NET Holding AS (I)	138,094	146,553
Netas Telekomunikasyon AS (I)	11,081	31,346

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       76

	Shares	Value
Turkey (continued)
Nuh Cimento Sanayi AS	31,200	$98,574
Otokar Otomotiv ve Savunma Sanayi AS	7,278	263,386
Park Elektrik Uretim Madencilik Sanayi ve Ticaret AS	59,006	37,683
Pegasus Hava Tasimaciligi AS (I)(L)	21,148	86,564
Petkim Petrokimya Holding AS	356,536	553,010
Pinar Entegre Et ve Un Sanayi AS	9,245	31,122
Pinar SUT Mamulleri Sanayii AS	7,161	35,820
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	88,577	89,258
Sekerbank TAS (I)	187,440	73,517
Selcuk Ecza Deposu Ticaret ve Sanayi AS	109,212	98,620
Soda Sanayii AS	61,192	84,816
Tat Gida Sanayi AS	25,714	48,227
TAV Havalimanlari Holding AS	110,071	429,119
Tekfen Holding AS	68,194	169,172
Tofas Turk Otomobil Fabrikasi AS	60,251	443,034
Trakya Cam Sanayii AS	323,800	274,797
Tupras Turkiye Petrol Rafinerileri AS	46,521	910,824
Turcas Petrol AS	76,715	38,374
Turk Hava Yollari (I)(L)	555,599	968,743
Turk Traktor ve Ziraat Makineleri AS	8,842	258,112
Turkcell Iletisim Hizmetleri AS (I)	268,576	900,178
Turker Proje Gayrimenkul ve Yatirim Gelistirme AS (I)	1	11
Turkiye Garanti Bankasi AS	526,540	1,358,086
Turkiye Halk Bankasi AS	133,590	400,936
Turkiye Is Bankasi, Class C	243,719	396,245
Turkiye Sinai Kalkinma Bankasi AS	535,405	246,089
Turkiye Sise ve Cam Fabrikalari AS	603,541	697,902
Turkiye Vakiflar Bankasi TAO, Class D	203,851	299,753
Ulker Biskuvi Sanayi AS	68,564	482,648
Vestel Elektronik Sanayi ve Tracaret AS (I)(L)	83,470	205,092
Yapi ve Kredi Bankasi AS (I)	95,554	117,512
Zorlu Enerji Elektrik Uretim AS (I)	61,502	33,677
Ukraine 0.1%		663,216
Kernel Holding SA	43,650	663,216
United States 0.0%		275,336
Bizlink Holding, Inc.	18,677	109,269
Nexteer Automotive Group, Ltd.	121,000	166,067
Preferred securities 2.1%		$28,208,768
(Cost $35,122,290)
Brazil 1.9%		26,191,829
Alpargatas SA	71,854	231,414
Banco ABC Brasil SA	52,641	233,927
Banco Bradesco SA	352,586	3,172,968
Banco do Estado do Rio Grande do Sul SA, B Shares	206,900	691,973
Banco Pan SA	212,491	100,021
Banco Pine SA	35,728	46,137

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       77

	Shares	Value
Brazil (continued)
Banco Sofisa SA	38,200	$49,211
Braskem SA, A Shares	13,000	97,061
Centrais Eletricas Brasileiras SA, B Shares (I)	53,848	475,247
Centrais Eletricas Santa Catarina	7,100	30,540
Cia Brasileira de Distribuicao	19,700	307,225
Cia de Gas de Sao Paulo COMGAS, A Shares	19,897	323,483
Cia de Saneamento do Parana	20,911	48,567
Cia de Transmissao de Energia Eletrica Paulista	23,918	497,736
Cia Energetica de Minas Gerais	196,118	531,411
Cia Energetica de Sao Paulo, B Shares	80,895	337,939
Cia Energetica do Ceara, A Shares	9,058	140,223
Cia Ferro Ligas da Bahia - Ferbasa	36,976	83,131
Cia Paranaense de Energia, B Shares	25,000	255,172
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	41,948	159,780
Eucatex SA Industria e Comercio	24,300	24,080
Itau Unibanco Holding SA	836,503	9,286,706
Lojas Americanas SA	235,377	1,401,680
Marcopolo SA (I)	223,857	223,219
Petroleo Brasileiro SA (I)	519,176	2,065,964
Petroleo Brasileiro SA, ADR (I)	257,305	2,351,768
Randon SA Implementos e Participacoes (I)	88,725	123,916
Suzano Papel e Celulose SA, A Shares	217,653	687,496
Telefonica Brasil SA	64,499	972,518
Unipar Carbocloro SA	61,201	130,771
Usinas Siderurgicas de Minas Gerais SA, A Shares (I)	238,359	256,133
Vale SA	190,675	854,412
Chile 0.1%		858,503
Coca-Cola Embonor SA, B Shares	720	1,501
Embotelladora Andina SA, B Shares	171,207	612,828
Sociedad Quimica y Minera de Chile SA, B Shares	9,605	244,174
Colombia 0.1%		1,056,866
Banco Davivienda SA	43,997	431,932
Bancolombia SA	19,666	192,538
Grupo Argos SA	4,425	28,137
Grupo Aval Acciones y Valores SA	607,898	255,651
Grupo de Inversiones Suramericana SA	11,563	148,608
Panama 0.0%		101,570
Avianca Holdings SA	118,857	101,570
Investment companies 0.1%		$590,190
(Cost $341,075)
South Korea 0.1%		590,190
Macquarie Korea Infrastructure Fund	74,879	590,190
Rights 0.0%		$163,644
(Cost $788,888)
AES Tiete Energia SA (Expiration Date: 9-22-16; Strike Price: BRL 12.65) (I)	5,591	7,151

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       78

			Shares	Value
	Hanwha Corp. (Expiration Date: 9-28-16; Strike Price: KRW 17,000) (I)		9,988	$28,665
	Hanwha Investment & Securities Company, Ltd. (Expiration Date: 9-21-16; Strike Price: KRW 2,245) (I)		20,529	994
	Hawe SA (Expiration Date: 12-31-16) (I)(L)(N)		95,254	0
	Jay Mart PCL (Expiration Date: 2-23-18; Strike Price: THB 10.00) (I)		45,595	4,347
	PPC, Ltd. (Expiration Date: 9-14-16; Strike Price: ZAR 4.00) (I)		849,839	114,453
	Sintex Industries, Ltd. (Expiration Date: 9-15-16; Strike Price: INR 65.00) (I)		32,176	4,781
	Taiwan Glass Industry Corp. (Expiration Date: 9-6-16; Strike Price: TWD 12.88) (I)		47,961	181
	Tecnisa SA (Expiration Date: 9-26-16; Strike Price: BRL 2.00) (I)		10,893	1,484
	Weikeng Industrial Company, Ltd. (Expiration Date: 9-13-16; Strike Price: TWD 15.00) (I)		18,328	1,588
Warrants 0.0%				$74,013
(Cost $0)
	Banpu PCL (Expiration Date: 6-5-17; Strike Price: THB 5.00) (I)		256,200	74,013
	Yield (%)		Shares	Value
Securities lending collateral 2.0%				$26,857,812
(Cost $26,854,745)
John Hancock Collateral Trust (W)	0.6375(Y	)	2,684,117	26,857,812
Total investments (Cost $1,249,462,696)† 102.8%				$1,361,055,079
Other assets and liabilities, net (2.8%)				($36,614,450)
Total net assets 100.0%				$1,324,440,629

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Currency Abbreviations
BRL	Brazilian Real
INR	Indian Rupee
KRW	Korean Won
THB	Thai Baht
TWD	Taiwan New Dollar
ZAR	South African Rand
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipt
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(N)	Strike price and/or expiration date not available.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $1,263,403,558. Net unrealized appreciation aggregated to $97,651,521, of which $356,060,865 related to appreciated investment securities and $258,409,344 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II and Shareholders of the John Hancock International Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary of fund’s investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the fund’s investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the John Hancock International Small Company Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and fund’s investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

Fund's investments

International Small Company Fund

As of 8-31-16
	Shares	Value
Common stocks 99.0%		$546,813,268
(Cost $480,936,163)
Australia 7.0%		38,588,578
Acrux, Ltd. (I)	34,398	9,693
Adacel Technologies, Ltd.	5,582	10,477
Adelaide Brighton, Ltd.	139,888	551,129
AED Oil, Ltd. (I)	18,722	0
Ainsworth Game Technology, Ltd.	30,363	50,402
Alkane Resources, Ltd. (I)	43,417	9,620
ALS, Ltd.	167,571	679,073
Altium, Ltd.	24,722	171,497
Alumina, Ltd.	502,200	501,381
AMA Group, Ltd.	68,615	53,099
Ansell, Ltd.	42,349	713,805
AP Eagers, Ltd.	29,178	250,936
APN News & Media, Ltd. (I)	72,696	204,992
ARB Corp., Ltd.	16,249	210,374
Ardent Leisure Group	7,618	14,462
Arrium, Ltd. (I)	924,094	15,279
Asaleo Care, Ltd.	17,478	19,736
ASG Group, Ltd. (I)	86,185	82,949
AUB Group, Ltd.	21,045	167,371
Ausdrill, Ltd. (I)(L)	74,956	90,617
Austal, Ltd.	83,431	92,326
Australian Agricultural Company, Ltd. (I)	127,796	170,224
Australian Pharmaceutical Industries, Ltd.	99,051	132,018
Australian Vintage, Ltd.	23,530	9,457
Auswide Bank, Ltd.	4,752	19,039
Automotive Holdings Group, Ltd.	64,705	227,776
Aveo Group	66,849	176,967
AVJennings, Ltd.	46,118	24,074
AWE, Ltd. (I)	189,210	98,123
Bank of Queensland, Ltd.	53,324	422,195
Bapcor, Ltd.	1,520	6,859
Beach Energy, Ltd.	604,077	254,776
Beadell Resources, Ltd. (I)	123,034	33,994
Bega Cheese, Ltd.	31,934	152,257
Bellamy's Australia, Ltd.	10,944	108,377
Bendigo & Adelaide Bank, Ltd.	34,263	282,266
BigAir, Group Ltd.	37,917	23,211
Billabong International, Ltd. (I)	33,330	31,662
Blackmores, Ltd. (L)	3,441	318,477
Blue Sky Alternative Investments, Ltd.	3,110	17,997
BlueScope Steel, Ltd.	125,525	818,476
Bradken, Ltd. (I)	62,294	115,012
Breville Group, Ltd.	23,948	147,438

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       1

	Shares	Value
Australia (continued)
Brickworks, Ltd.	16,579	$174,443
BT Investment Management, Ltd.	27,361	181,658
Buru Energy, Ltd. (I)	53,574	9,054
Cabcharge Australia, Ltd.	36,098	87,737
Capilano Honey, Ltd.	873	12,604
Cardno, Ltd. (L)	82,690	47,447
Carnarvon Petroleum, Ltd. (I)	200,610	15,447
carsales.com, Ltd.	57,395	554,102
Cash Converters International, Ltd.	66,560	17,508
Cedar Woods Properties, Ltd.	16,896	64,208
Civmec, Ltd.	40,300	10,302
Cleanaway Waste Management, Ltd.	470,460	398,865
Coal of Africa, Ltd. (I)	45,649	1,777
Codan, Ltd.	27,423	27,815
Collins Foods, Ltd.	21,020	73,440
Compass Resources, Ltd. (I)	15,577	0
Corporate Travel Management, Ltd.	14,993	200,583
Cover-More Group, Ltd.	21,903	23,658
Credit Corp. Group, Ltd.	14,316	178,447
CSG, Ltd.	88,172	82,772
CSR, Ltd.	166,746	431,669
CuDeco, Ltd. (I)	21,846	8,430
Data#3, Ltd.	32,272	36,705
Decmil Group, Ltd.	38,117	24,908
Doray Minerals, Ltd. (I)	16,157	9,436
Downer EDI, Ltd.	120,748	443,864
DuluxGroup, Ltd.	102,796	494,536
DWS, Ltd.	30,461	32,595
Elders, Ltd. (I)	10,032	27,661
Energy Resources of Australia, Ltd. (I)	93,000	24,115
Energy World Corp., Ltd. (I)	226,411	44,200
EQT Holdings, Ltd.	2,471	34,893
ERM Power, Ltd.	49,837	38,197
Euroz, Ltd.	8,183	5,840
Event Hospitality and Entertainment, Ltd.	35,381	400,281
Evolution Mining, Ltd.	410,324	676,745
Fairfax Media, Ltd.	657,049	485,709
Finbar Group, Ltd.	67,320	42,458
Fleetwood Corp., Ltd. (I)	21,283	28,634
FlexiGroup, Ltd. (L)	86,373	161,451
Flight Centre Travel Group, Ltd. (L)	15,882	439,238
G8 Education, Ltd.	93,879	217,768
GBST Holdings, Ltd. (L)	13,763	40,201
Global Construction Services, Ltd. (I)	1,732	559
GrainCorp, Ltd., Class A	52,733	325,108
Grange Resources, Ltd. (I)	51,070	4,603
Greencross, Ltd. (L)	22,273	107,968

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       2

	Shares	Value
Australia (continued)
GUD Holdings, Ltd. (L)	24,750	$186,497
GWA Group, Ltd.	55,958	124,245
Hansen Technologies, Ltd.	38,861	132,840
Harvey Norman Holdings, Ltd.	2,949	11,904
HFA Holdings, Ltd.	34,265	61,516
Hills, Ltd. (I)	66,646	17,281
Horizon Oil, Ltd. (I)	443,056	14,948
Iluka Resources, Ltd.	116,165	573,783
Imdex, Ltd. (I)	37,597	18,354
IMF Bentham, Ltd.	44,721	57,752
Independence Group NL	98,070	270,748
Infigen Energy (I)	183,912	122,262
Infomedia, Ltd.	101,032	52,003
Integrated Research, Ltd.	23,574	42,329
International Ferro Metals, Ltd. (I)	9,556	113
InvoCare, Ltd.	29,842	301,254
IOOF Holdings, Ltd. (L)	76,783	513,355
IRESS, Ltd.	35,133	321,873
iSelect, Ltd.	67,863	73,692
Isentia Group, Ltd.	13,035	37,292
JB Hi-Fi, Ltd.	27,158	605,191
Karoon Gas Australia, Ltd. (I)	51,782	51,148
Kingsgate Consolidated, Ltd. (I)	71,822	22,131
Kingsrose Mining, Ltd. (I)	30,003	2,818
Lifestyle Communities, Ltd.	11,791	29,691
MACA, Ltd.	49,342	65,055
Macmahon Holdings, Ltd. (I)	196,782	16,989
Macquarie Atlas Roads Group	97,543	405,581
Magellan Financial Group, Ltd.	30,417	538,745
Mantra Group, Ltd.	18,099	40,895
MaxiTRANS Industries, Ltd.	51,752	23,706
Mayne Pharma Group, Ltd. (I)	371,268	515,508
McMillan Shakespeare, Ltd.	19,196	172,888
McPherson's, Ltd.	20,700	17,725
Medusa Mining, Ltd. (I)	50,437	24,765
Melbourne IT, Ltd.	26,335	37,409
Mesoblast, Ltd. (I)(L)	50,982	51,227
Metals X, Ltd. (I)	89,565	102,090
Metcash, Ltd. (I)	277,008	454,994
Michael Hill International, Ltd. (I)	43,259	55,244
Mincor Resources NL (I)	61,262	15,410
Mineral Resources, Ltd.	48,220	410,507
MMA Offshore, Ltd. (L)	118,508	30,285
Monadelphous Group, Ltd.	25,805	167,483
Monash IVF Group, Ltd.	10,199	18,004
Mortgage Choice, Ltd.	31,859	52,890
Mount Gibson Iron, Ltd. (I)	215,287	46,159

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       3

	Shares	Value
Australia (continued)
Myer Holdings, Ltd.	238,380	$244,246
MyState, Ltd.	24,934	80,537
Navitas, Ltd.	66,915	261,083
nearmap, Ltd. (I)(L)	66,461	27,948
NetComm Wireless, Ltd. (I)	27,395	58,815
New Hope Corp., Ltd	60,590	69,155
nib holdings, Ltd.	115,362	386,338
Nick Scali, Ltd.	8,819	38,962
Nine Entertainment Company Holdings, Ltd.	176,361	132,333
Northern Star Resources, Ltd.	170,766	522,808
Nufarm, Ltd.	51,061	322,980
OceanaGold Corp.	143,504	451,938
Orocobre, Ltd. (I)	3,886	11,210
Orora, Ltd.	329,883	767,618
OrotonGroup, Ltd.	5,374	8,999
OZ Minerals, Ltd.	103,502	496,561
OzForex Group, Ltd.	66,543	120,882
Pacific Current Group, Ltd.	2,414	7,615
Pact Group Holdings, Ltd.	45,422	209,667
Paladin Resources, Ltd. (I)	533,850	64,078
Panoramic Resources, Ltd. (I)	75,229	11,873
Patties Foods, Ltd.	13,226	16,442
Peet, Ltd.	111,550	83,375
Perpetual, Ltd.	12,732	464,970
Perseus Mining, Ltd. (I)	199,001	70,089
Platinum Asset Mangement, Ltd.	64,678	261,026
Platinum Australia, Ltd. (I)	36,499	1,838
PMP, Ltd.	35,022	15,542
Premier Investments, Ltd.	27,409	338,186
Primary Health Care, Ltd.	178,114	546,600
Prime Media Group, Ltd.	115,482	22,117
Programmed Maintenance Services, Ltd.	68,358	108,834
Prophecy International Holdings, Ltd.	3,570	2,989
Qube Holdings, Ltd. (L)	365,297	695,918
Ramelius Resources, Ltd. (I)	47,625	17,274
RCG Corp., Ltd.	76,348	94,890
RCR Tomlinson, Ltd.	37,291	70,281
Reckon, Ltd.	25,906	34,837
Regis Healthcare, Ltd.	10,331	35,509
Regis Resources, Ltd.	113,926	318,322
Resolute Mining, Ltd. (I)	212,247	284,388
Retail Food Group, Ltd.	34,727	179,115
Ridley Corp., Ltd.	77,396	77,606
Ruralco Holdings, Ltd.	5,507	12,407
SAI Global, Ltd.	54,953	140,691
Salmat, Ltd. (I)	15,825	6,381
Sandfire Resources NL	41,847	172,050

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       4

	Shares	Value
Australia (continued)
Saracen Mineral Holdings, Ltd. (I)	237,064	$236,416
Sealink Travel Group, Ltd.	4,337	15,054
Select Harvests, Ltd.	19,624	98,790
Senetas Corp., Ltd. (I)	298,765	24,660
Senex Energy, Ltd. (I)	226,629	41,467
Servcorp, Ltd.	8,838	52,434
Service Stream, Ltd.	36,969	28,322
Seven Group Holdings, Ltd. (L)	30,239	184,945
Seven West Media, Ltd.	415,078	242,726
Shine Corp., Ltd.	13,336	11,969
Sigma Pharmaceuticals, Ltd.	459,521	420,758
Silex Systems, Ltd. (I)	30,817	6,946
Silver Chef, Ltd.	7,572	59,019
Silver Lake Resources, Ltd. (I)	121,174	43,054
Sirtex Medical, Ltd.	15,216	382,875
Slater & Gordon, Ltd. (L)	110,830	34,909
SMS Management & Technology, Ltd.	14,692	19,638
Southern Cross Media Group, Ltd.	194,441	220,979
Spark Infrastructure Group	529,319	1,009,387
Specialty Fashion Group, Ltd. (I)	32,660	14,110
Spotless Group Holdings, Ltd.	60,806	48,131
St. Barbara, Ltd. (I)	169,413	362,416
Steadfast Group, Ltd.	132,539	218,894
Strike Energy, Ltd. (I)	39,151	3,089
Sundance Energy Australia, Ltd. (I)	327,199	34,257
Sundance Resources, Ltd. (I)	390,505	879
Sunland Group, Ltd.	38,548	47,629
Super Retail Group, Ltd.	39,181	323,399
Tabcorp Holdings, Ltd.	250,609	934,692
Tassal Group, Ltd.	35,270	108,339
Technology One, Ltd.	61,346	269,702
Ten Network Holdings, Ltd. (I)	49,234	48,972
TFS Corp., Ltd.	84,711	99,907
The Reject Shop, Ltd.	10,731	87,831
The Star Entertainment Group, Ltd.	270,279	1,196,724
Thorn Group, Ltd.	36,446	39,550
Tiger Resources, Ltd. (I)	420,741	11,703
Tox Free Solutions, Ltd.	39,886	74,318
Treasury Wine Estates, Ltd.	43,217	363,892
Troy Resources, Ltd. (I)	104,444	32,768
UGL, Ltd. (I)	47,029	87,259
Villa World, Ltd.	28,611	53,111
Village Roadshow, Ltd.	27,820	96,875
Virgin Australia Holdings, Ltd. (I)	305,078	52,702
Virgin Australia International Holdings Pty, Ltd. (I)	252,517	949
Virtus Health, Ltd.	22,711	138,736
Vita Group, Ltd.	15,422	56,069

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       5

	Shares	Value
Australia (continued)
Watpac, Ltd. (I)	13,238	$8,507
Webjet, Ltd.	34,577	255,163
Western Areas, Ltd.	69,469	128,826
Western Desert Resources, Ltd. (I)	102,010	0
Whitehaven Coal, Ltd. (I)	214,150	313,417
WorleyParsons, Ltd. (I)	52,006	316,787
WPP AUNZ, Ltd.	126,543	109,193
Austria 1.3%		6,987,842
Agrana Beteiligungs AG	898	104,588
AMAG Austria Metall AG (S)	370	13,410
ams AG	16,241	550,515
ANDRITZ AG	8,125	414,936
Austria Technologie & Systemtechnik AG	8,870	106,961
BUWOG AG (I)	22,703	590,587
CA Immobilien Anlagen AG (I)	18,937	359,410
Conwert Immobilien Invest SE (I)	20,675	363,031
DO & CO AG	1,986	139,067
EVN AG	10,074	117,800
Flughafen Wien AG	376	10,451
Kapsch TrafficCom AG	1,911	85,301
Lenzing AG	3,016	357,339
Mayr Melnhof Karton AG	2,839	319,999
Oesterreichische Post AG (I)	10,426	374,482
Palfinger AG	5,093	155,539
POLYTEC Holding AG	5,790	51,353
Porr AG	2,555	80,702
Raiffeisen Bank International AG (I)	37,510	533,764
RHI AG	8,838	224,376
Rosenbauer International AG	1,097	65,626
S IMMO AG (I)	20,632	204,646
Schoeller-Bleckmann Oilfield Equipment AG	3,435	199,297
Semperit AG Holding	3,691	110,444
Strabag SE	6,949	224,828
Telekom Austria AG (I)	22,970	131,263
UNIQA Insurance Group AG	35,879	230,493
Verbund AG	5,210	80,554
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,612	31,787
Wienerberger AG	38,072	605,336
Zumtobel Group AG	9,160	149,957
Belgium 1.7%		9,409,160
Ablynx NV (I)	12,671	161,581
Ackermans & van Haaren NV	6,449	769,420
AGFA-Gevaert NV (I)	41,152	130,505
Atenor	697	36,230
Banque Nationale de Belgique	59	185,471
Barco NV	3,492	287,489

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       6

	Shares	Value
Belgium (continued)
Bekaert SA	12,512	$517,309
bpost SA	23,381	595,013
Cie d'Entreprises CFE	2,113	194,611
Cie Immobiliere de Belgique SA (I)	872	48,512
D'ieteren SA	8,129	392,833
Dalenys (I)	1,788	16,078
Deceuninck NV	22,614	58,479
Econocom Group SA (I)	21,940	278,380
Elia System Operator SA	7,808	394,403
Euronav NV	33,565	293,324
EVS Broadcast Equipment SA	3,180	114,906
Exmar NV	8,605	62,185
Fagron (I)	15,116	133,872
Galapagos NV (I)	10,024	545,026
Gimv NV	675	35,334
Ion Beam Applications	8,868	400,995
Jensen-Group NV	391	13,541
Kinepolis Group NV	3,615	162,211
Lotus Bakeries	86	218,345
MDxHealth (I)	7,253	27,167
Melexis NV	5,375	352,506
Nyrstar NV (I)(L)	18,575	134,140
Ontex Group NV	6,038	217,253
Orange Belgium SA (I)	7,891	183,930
Picanol	902	72,526
Recticel SA	11,550	73,472
Resilux	305	50,023
Rezidor Hotel Group AB	27,416	120,396
Roularta Media Group NV	668	16,937
Sioen Industries NV	2,706	72,491
Sipef SA	1,294	74,486
Tessenderlo Chemie NV (I)	9,350	297,624
ThromboGenics NV (I)(L)	6,765	22,627
Umicore SA	25,524	1,508,643
Van de Velde NV	1,541	113,449
Viohalco SA (I)	18,237	25,437
Bermuda 0.2%		1,244,844
Frontline, Ltd. (L)	6,510	48,369
Hiscox, Ltd.	87,256	1,196,475
Cambodia 0.0%		250,280
NagaCorp, Ltd.	354,000	250,280
Canada 8.5%		46,989,550
5N Plus, Inc. (I)	22,489	30,868
Absolute Software Corp.	11,902	64,438
Acadian Timber Corp.	2,634	36,576
Advantage Oil & Gas, Ltd. (I)	57,928	395,345

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       7

	Shares	Value
Canada (continued)
Aecon Group, Inc.	17,903	$250,511
Ag Growth International, Inc.	4,400	145,112
AGF Management, Ltd., Class B	24,142	91,310
AGT Food & Ingredients, Inc.	5,851	160,932
Aimia, Inc.	41,062	254,250
Air Canada (I)	21,120	144,300
AirBoss of America Corp.	4,809	49,139
AKITA Drilling, Ltd., Class A	300	1,848
Alamos Gold, Inc., Class A	84,771	596,642
Alaris Royalty Corp.	10,997	192,787
Alarmforce Industries, Inc.	1,242	10,039
Alexco Resource Corp. (I)	20,537	34,453
Algoma Central Corp.	4,052	34,421
Algonquin Power & Utilities Corp.	58,450	527,717
Alterra Power Corp. (I)	16,806	9,227
Altius Minerals Corp.	2,400	17,935
Altus Group, Ltd.	11,240	239,474
Americas Silver Corp. (I)(L)	99,853	23,985
Andrew Peller, Ltd., Class A	2,231	53,147
Asanko Gold, Inc. (I)	3,731	14,055
Athabasca Oil Corp. (I)	114,543	108,307
ATS Automation Tooling Systems, Inc. (I)	22,891	188,693
AuRico Metals, Inc. (I)	46,595	33,044
AutoCanada, Inc.	6,643	115,597
Avigilon Corp. (I)(L)	11,737	81,266
B2Gold Corp. (I)	307,162	772,941
Badger Daylighting, Ltd. (L)	9,808	195,726
Bankers Petroleum, Ltd. (I)	126,226	181,918
Baytex Energy Corp. (I)	69,922	315,646
Bellatrix Exploration, Ltd. (I)	49,456	38,844
Birch Mountain Resources, Ltd. (I)	11,200	1
Birchcliff Energy, Ltd. (I)	32,773	226,917
Bird Construction, Inc.	12,885	112,108
Black Diamond Group, Ltd.	13,617	46,830
BlackPearl Resources, Inc. (I)	123,508	116,784
BMTC Group, Inc.	3,096	30,455
Bonavista Energy Corp.	46,598	123,300
Bonterra Energy Corp.	7,901	149,296
Boralex, Inc., Class A	15,207	207,453
BRP, Inc. (I)	9,440	175,425
Calfrac Well Services, Ltd.	36,548	79,428
Calian Group, Ltd.	2,739	48,247
Callidus Capital Corp.	1,149	14,273
Canaccord Genuity Group, Inc.	33,199	112,402
Canacol Energy, Ltd. (I)	37,893	120,204
Canadian Energy Services & Technology Corp.	50,762	172,252
Canadian Western Bank	23,353	468,876

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       8

	Shares	Value
Canada (continued)
Canam Group, Inc.	10,749	$85,736
Canexus Corp.	41,777	40,140
Canfor Corp. (I)	21,280	247,136
Canfor Pulp Products, Inc.	10,068	80,381
CanWel Building Materials Group, Ltd.	9,150	48,771
Canyon Services Group, Inc.	23,067	84,078
Capital Power Corp.	26,576	424,559
Capstone Mining Corp. (I)	129,433	67,115
Cascades, Inc.	20,094	171,000
Celestica, Inc. (I)	34,782	370,789
Centerra Gold, Inc.	50,262	251,425
Cequence Energy, Ltd. (I)	64,292	12,747
Cervus Equipment Corp.	3,597	32,201
Chinook Energy, Inc. (I)(L)	38,191	16,308
Cineplex, Inc.	18,505	700,746
Clarke, Inc.	3,000	21,069
Clearwater Seafoods, Inc.	7,900	86,265
Cogeco Communications, Inc.	4,598	222,467
Cogeco, Inc.	1,692	65,311
Colliers International Group, Inc.	4,844	199,331
Colliers International Group, Inc. (Toronto Stock Exchange) (I)	4,865	200,180
Computer Modelling Group, Ltd.	24,033	170,984
Copper Mountain Mining Corp. (I)(L)	41,468	13,755
Corby Spirit and Wine, Ltd.	2,844	47,169
Corridor Resources, Inc. (I)	11,000	3,313
Corus Entertainment, Inc., B Shares	23,832	223,345
Cott Corp.	3,270	52,124
Cott Corp. (Toronto Stock Exchange)	28,719	457,918
Crew Energy, Inc. (I)	47,148	238,724
CRH Medical Corp. (I)	15,492	54,223
Delphi Energy Corp. (I)	58,867	41,746
Denison Mines Corp. (I)	185,019	91,705
DH Corp.	1,760	39,846
DHX Media, Ltd. (I)	14,291	84,975
DirectCash Payments, Inc.	4,576	46,374
Dominion Diamond Corp.	25,970	227,739
Dorel Industries, Inc., Class B	8,744	249,571
DragonWave, Inc. (I)	196	578
Dundee Precious Metals, Inc. (I)	32,570	77,737
E-L Financial Corp., Ltd.	74	38,258
Eastern Platinum, Ltd. (I)	11,202	6,321
EcoSynthetix, Inc. (I)	3,185	4,129
Enbridge Income Fund Holdings, Inc.	18,757	450,403
Endeavour Silver Corp. (I)	32,210	139,024
Enercare, Inc.	22,490	313,323
Enerflex, Ltd.	23,702	241,466
Enerplus Corp.	27,839	193,816

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       9

	Shares	Value
Canada (continued)
Enghouse Systems, Ltd.	5,282	$224,467
Ensign Energy Services, Inc.	40,038	235,697
Epsilon Energy, Ltd. (I)	16,000	36,602
Equitable Group, Inc.	2,320	105,262
Essential Energy Services, Ltd.	57,270	31,443
Evertz Technologies, Ltd.	7,117	93,508
Exchange Income Corp.	6,991	183,171
Exco Technologies, Ltd.	9,190	85,145
Exeter Resource Corp. (I)	7,379	8,609
EXFO, Inc. (I)	54	176
Extendicare, Inc.	25,095	163,230
Fiera Capital Corp.	11,467	111,400
Finning International, Inc.	2,000	35,474
Firm Capital Mortgage Investment Corp.	1,400	14,444
First Majestic Silver Corp. (I)	45,520	548,781
First National Financial Corp.	4,398	99,671
FirstService Corp.	3,794	181,884
FirstService Corp. (Toronto Stock Exchange)	4,746	227,854
Fortress Paper, Ltd., Class A (I)(L)	2,404	7,223
Fortuna Silver Mines, Inc. (I)	48,367	361,074
Fraser Papers, Inc. (I)	4,800	0
Gamehost, Inc. (L)	4,700	34,442
Genesis Land Development Corp.	1,561	3,333
Genworth MI Canada, Inc. (L)	12,923	337,117
Gibson Energy, Inc.	37,559	512,090
Glacier Media, Inc. (I)	8,800	4,630
Gluskin Sheff + Associates, Inc.	7,742	111,342
GMP Capital, Inc.	17,308	63,747
goeasy, Ltd.	700	10,894
Golden Star Resources, Ltd. (I)	13,800	9,657
Golden Star Resources, Ltd. (Toronto Stock Exchange) (I)	18,540	12,865
Gran Tierra Energy, Inc. (I)	89,782	251,943
Granite Oil Corp. (I)	7,935	37,696
Great Canadian Gaming Corp. (I)	13,734	228,202
Great Panther Silver, Ltd. (I)	1,300	1,560
Great Panther Silver, Ltd. (Toronto Stock Exchange) (I)	34,334	41,628
Guardian Capital Group, Ltd., Class A	200	3,299
Guyana Goldfields, Inc. (I)	12,160	76,406
Hanfeng Evergreen, Inc. (I)	3,700	14
Heroux-Devtek, Inc. (I)	10,543	110,302
High Liner Foods, Inc.	5,043	95,369
HNZ Group, Inc.	700	7,019
Home Capital Group, Inc. (L)	17,148	383,130
Horizon North Logistics, Inc.	38,426	48,347
HudBay Minerals, Inc.	70,282	285,115
Hudson's Bay Company	19,500	268,991
IAMGOLD Corp. (I)	143,574	533,175

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       10

	Shares	Value
Canada (continued)
IMAX Corp. (I)	11,643	$354,995
Imperial Metals Corp. (I)(L)	19,800	99,196
Innergex Renewable Energy, Inc.	29,988	333,403
Interfor Corp. (I)	20,629	245,081
International Tower Hill Mines, Ltd. (I)(L)	4,097	3,499
Intertape Polymer Group, Inc.	17,329	288,464
Just Energy Group, Inc.	31,530	173,591
K-Bro Linen, Inc.	2,386	78,963
KAB Distribution, Inc. (I)	18,405	1
Kelt Exploration, Ltd. (I)	10,273	37,366
Kingsway Financial Services, Inc. (I)	2,175	12,472
Kinross Gold Corp. (I)	46,740	186,760
Kirkland Lake Gold, Inc. (I)	31,530	257,020
Klondex Mines, Ltd. (I)	47,440	247,438
Knight Therapeutics, Inc. (I)	4,223	28,209
Laurentian Bank of Canada	9,806	367,594
Leon's Furniture, Ltd.	7,041	88,590
Lightstream Resources, Ltd. (I)	75,972	6,952
Liquor Stores N.A., Ltd. (L)	9,476	71,030
Lucara Diamond Corp. (L)	104,230	286,128
Lundin Mining Corp. (I)	51,877	196,210
MacDonald Dettwiler & Associates, Ltd.	10,314	680,941
Magellan Aerospace Corp.	4,083	51,559
Mainstreet Equity Corp. (I)	1,722	41,310
Major Drilling Group International, Inc.	23,438	130,648
Mandalay Resources Corp.	108,578	91,075
Manitoba Telecom Services, Inc.	8,900	258,910
Maple Leaf Foods, Inc.	28,150	625,293
Martinrea International, Inc.	25,694	163,992
Maxim Power Corp. (I)	6,300	12,490
McCoy Global, Inc. (I)	5,254	6,210
Mediagrif Interactive Technologies, Inc.	1,400	19,323
Medical Facilities Corp.	9,330	145,635
MEG Energy Corp. (I)	22,200	91,752
Melcor Developments, Ltd.	4,800	51,426
Merus Labs International, Inc. (I)	20,300	20,433
Methanex Corp.	1,700	49,300
Methanex Corp. (Toronto Stock Exchange)	4,800	139,417
Mitel Networks Corp. (I)	19,713	144,157
Morguard Corp.	300	41,177
Morneau Shepell, Inc.	15,561	217,977
MTY Food Group, Inc.	4,241	135,599
Mullen Group, Ltd.	27,750	343,648
Nautilus Minerals, Inc. (I)	50,929	5,437
Nevsun Resources, Ltd.	56,566	178,144
New Flyer Industries, Inc.	15,030	484,229
New Gold, Inc (I)	139,106	668,269

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       11

	Shares	Value
Canada (continued)
Newalta Corp.	21,912	$42,106
Norbord, Inc.	6,047	145,250
North American Energy Partners, Inc.	3,335	8,519
Northern Dynasty Minerals, Ltd. (I)	6,576	4,563
Northland Power, Inc.	31,129	563,997
NuVista Energy, Ltd. (I)	48,905	269,250
Orbite Technologies, Inc. (I)	105,500	33,386
Osisko Gold Royalties, Ltd.	24,130	272,691
Ovivo, Inc. (I)	1,851	5,632
Painted Pony Petroleum, Ltd. (I)	30,528	194,612
Pan American Silver Corp.	52,079	908,225
Paramount Resources, Ltd., Class A (I)	19,199	204,229
Parex Resources, Inc. (I)	41,004	485,269
Parkland Fuel Corp.	24,802	549,601
Pason Systems, Inc.	16,683	237,892
Pengrowth Energy Corp.	181,974	262,262
Penn West Petroleum, Ltd.	160,421	254,442
PHX Energy Services Corp.	11,019	25,123
Pizza Pizza Royalty Corp.	7,878	91,011
Platinum Group Metals, Ltd. (I)	1,120	3,075
Points International, Ltd. (I)	3,410	27,225
PolyMet Mining Corp. (I)(L)	20,250	17,912
Precision Drilling Corp.	93,481	384,217
Premium Brands Holdings Corp.	6,657	315,845
Primero Mining Corp. (I)	57,490	87,239
Pulse Seismic, Inc.	17,551	31,050
QLT, Inc. (I)	8,200	11,880
Questerre Energy Corp., Class A (I)	26,400	3,523
Raging River Exploration Inc (I)	44,955	364,398
RB Energy, Inc. (I)	50,909	255
Redknee Solutions, Inc. (I)(L)	29,440	48,490
Reitmans Canada, Ltd., Class A	15,656	56,827
Richelieu Hardware, Ltd.	14,654	287,515
Richmont Mines, Inc. (I)	20,096	169,178
RMP Energy, Inc. (I)	49,317	34,598
Rocky Mountain Dealerships, Inc. (L)	6,328	43,332
Rogers Sugar, Inc.	22,787	110,338
Russel Metals, Inc.	18,886	313,807
Sabina Gold & Silver Corp. (I)	8,968	8,275
Sandstorm Gold, Ltd. (I)	51,379	271,900
Sandvine Corp.	40,044	112,370
Savanna Energy Services Corp. (I)	34,333	37,438
Sears Canada, Inc. (I)	10,168	28,300
Secure Energy Services, Inc.	49,404	330,390
SEMAFO, Inc. (I)	86,252	366,344
ShawCor, Ltd.	18,378	449,010
Sherritt International Corp. (I)	104,942	64,018

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       12

	Shares	Value
Canada (continued)
Sienna Senior Living, Inc.	11,426	$148,641
Sierra Wireless, Inc. (I)	9,821	137,572
Silver Standard Resources, Inc. (I)	33,297	390,759
Solium Capital, Inc. (I)	11,329	60,731
Spartan Energy Corp. (I)	96,880	248,960
Sprott Resource Corp. (I)(L)	45,670	14,975
Sprott, Inc.	47,651	88,296
Stantec, Inc.	19,574	466,737
Stella-Jones, Inc.	13,506	457,890
Stornoway Diamond Corp. (I)	2,566	2,191
Strad Energy Services, Ltd.	8,902	10,725
Street Capital Group, Inc. (I)	13,900	16,429
Stuart Olson Inc	7,100	33,242
Student Transportation, Inc.	23,290	125,916
SunOpta, Inc. (I)	2,100	13,944
SunOpta, Inc. (Toronto Stock Exchange) (I)	18,462	122,479
Superior Plus Corp.	36,640	328,290
Surge Energy, Inc.	73,576	128,480
Taseko Mines, Ltd. (I)	5,290	2,432
Taseko Mines, Ltd. (Toronto Stock Exchange) (I)	53,246	23,955
Tembec, Inc. (I)	30,748	23,212
Teranga Gold Corp. (I)	3,505	3,073
Teranga Gold Corp. (Toronto Stock Exchange) (I)	114,878	98,987
The Descartes Systems Group, Inc. (I)	7,506	160,033
The Intertain Group, Ltd. (I)	9,885	77,111
The North West Company, Inc.	15,030	336,038
Theratechnologies, Inc. (I)(L)	10,400	20,064
Timmins Gold Corp. (I)	98,972	42,263
TMX Group Ltd.	9,200	399,176
TORC Oil & Gas, Ltd.	38,742	228,068
Toromont Industries, Ltd.	20,874	631,600
Torstar Corp., Class B	17,964	22,602
Total Energy Services, Inc.	8,843	87,661
TransAlta Corp.	75,615	327,507
TransAlta Renewables, Inc.	24,343	261,361
Transcontinental, Inc., Class A	16,710	244,648
TransForce, Inc.	23,278	475,181
TransGlobe Energy Corp.	20,792	38,527
Trican Well Service, Ltd. (I)	45,744	74,647
Trilogy Energy Corp. (I)	17,650	77,792
Trinidad Drilling, Ltd.	69,866	134,255
Uni-Select, Inc.	10,395	244,061
Valener, Inc.	13,046	210,602
Vecima Networks, Inc.	1,797	13,456
Veresen, Inc.	82,701	814,776
Wajax Corp.	6,547	80,527
Wesdome Gold Mines, Ltd. (I)	36,961	70,179

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       13

	Shares	Value
Canada (continued)
Western Energy Services Corp.	23,826	$49,963
Western Forest Products, Inc.	126,182	203,985
Westjet Airlines, Ltd.	1,400	25,835
Westport Fuel Systems, Inc. (I)	2,300	3,059
Westshore Terminals Investment Corp.	17,465	295,123
Whistler Blackcomb Holdings, Inc.	9,651	275,385
Wi-LAN, Inc.	36,398	60,506
Winpak, Ltd.	8,836	295,117
Xtreme Drilling and Coil Services Corp. (I)	12,048	22,049
Yamana Gold, Inc.	15,520	62,842
Yellow Pages, Ltd. (I)	7,914	112,669
ZCL Composites, Inc.	11,230	85,462
Zenith Capital Corp. (I)	5,300	889
China 0.1%		514,702
Bund Center Investment, Ltd.	55,500	28,356
China Chuanglian Education Group, Ltd. (I)	948,000	21,952
China Everbright Water, Ltd.	107,200	45,585
China Gold International Resources Corp., Ltd. (I)	66,182	127,176
FIH Mobile, Ltd.	768,000	257,237
Sino Grandness Food Industry Group, Ltd.	96,800	34,396
Cyprus 0.0%		15,274
Deep Sea Supply PLC (I)	41,514	7,221
Songa Offshore (I)	306,160	8,053
Denmark 2.1%		11,609,672
ALK-Abello A/S	1,709	234,458
Alm Brand A/S	21,968	164,577
Ambu A/S, Class B (I)	8,049	401,013
Bang & Olufsen A/S (I)	10,302	104,255
Bavarian Nordic A/S (I)	7,896	287,218
Brodrene Hartmann A/S	1,401	65,800
D/S Norden A/S (I)	7,161	95,475
Dfds A/S	11,140	587,412
FLSmidth & Company A/S	10,624	392,469
Fluegger A/S, B Shares	225	11,646
Genmab A/S (I)	10,532	1,682,339
GN Store Nord A/S	39,731	853,958
H+H International A/S, Class B (I)	4,587	52,600
Harboes Bryggeri A/S, Class B	1,452	31,412
IC Group A/S	2,299	62,681
Jeudan A/S (I)	395	43,542
Jyske Bank A/S	15,688	753,347
Matas A/S	3,111	57,805
NKT Holding A/S	6,904	405,885
Nordjyske Bank A/S	1,190	17,890
Parken Sport & Entertainment A/S (I)	864	9,840
PER Aarsleff A/S	5,770	138,007

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       14

	Shares	Value
Denmark (continued)
Ringkjoebing Landbobank A/S	1,194	$266,887
Rockwool International A/S, A Shares	128	24,181
Rockwool International A/S, B Shares	2,312	438,682
Royal Unibrew A/S	11,745	578,990
RTX A/S	2,386	40,237
Santa Fe Group A/S (I)	4,792	45,682
Schouw & Company A/S	4,058	255,892
SimCorp A/S	10,985	576,983
Solar A/S, B Shares	1,619	92,826
Spar Nord Bank A/S	29,510	287,936
Sydbank A/S	21,448	679,969
TDC A/S (I)	68,747	380,195
TK Development A/S (I)	28,836	31,107
Topdanmark A/S (I)	19,458	519,647
Tryg A/S	15,150	302,719
United International Enterprises	560	103,988
Vestjysk Bank A/S (I)	3,265	4,713
William Demant Holding A/S (I)	22,348	467,625
Zealand Pharma A/S (I)	3,439	57,784
Faroe Islands 0.1%		342,355
Bakkafrost P/F	9,028	323,903
BankNordik P/F	953	18,452
Finland 2.6%		14,089,344
Ahlstrom OYJ	2,379	26,404
Aktia Bank OYJ	6,176	66,365
Alma Media OYJ (I)	11,325	60,721
Amer Sports OYJ	28,826	868,332
Apetit OYJ	930	13,541
Aspo OYJ	7,980	63,157
Atria OYJ	2,503	25,109
BasWare OYJ (I)	2,688	121,182
Bittium OYJ	7,126	57,799
Cargotec OYJ, B Shares	12,776	573,584
Caverion Corp.	22,322	156,602
Citycon OYJ	111,698	286,473
Comptel OYJ (I)	9,818	25,526
Cramo OYJ	10,381	270,967
Digia OYJ	2,622	9,946
Elisa OYJ	44,215	1,555,732
F-Secure OYJ	22,378	82,875
Finnair OYJ (I)	17,514	91,839
Fiskars OYJ ABP	9,196	179,940
HKScan OYJ, A Shares	7,997	30,668
Huhtamaki OYJ	26,131	1,137,267
Ilkka-Yhtyma OYJ	2,083	5,761
Kemira OYJ	27,490	352,712

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       15

	Shares	Value
Finland (continued)
Kesko OYJ, A Shares	3,470	$142,456
Kesko OYJ, B Shares	15,758	685,345
Konecranes OYJ	14,408	455,798
Lassila & Tikanoja OYJ	7,560	145,074
Lemminkainen OYJ	1,173	19,279
Metsa Board OYJ	49,115	289,702
Metso OYJ	24,221	678,047
Nokian Renkaat OYJ	26,945	972,794
Olvi OYJ, A Shares	4,854	148,010
Oriola-KD OYJ, B Shares	32,046	152,797
Orion OYJ, Class A	8,269	310,535
Orion OYJ, Class B	24,186	915,413
Outokumpu OYJ (I)	90,690	496,500
Outotec OYJ (I)	40,108	171,156
PKC Group OYJ	5,267	106,884
Ponsse OYJ	2,655	74,082
Poyry OYJ (I)	12,889	48,172
QT Group OYJ (I)	2,622	15,845
Raisio OYJ	29,283	131,054
Ramirent OYJ	19,962	146,571
Rapala VMC OYJ	617	3,261
Revenio Group OYJ	1,456	44,823
Sanoma OYJ	30,655	283,092
SRV Group OYJ	389	1,979
Stockmann OYJ ABP, A Shares (I)	1,949	15,973
Stockmann OYJ ABP, B Shares (I)	8,360	66,237
Talvivaara Mining Company PLC (I)	90,559	306
Technopolis OYJ	21,571	94,999
Teleste OYJ	1,377	14,463
Tieto OYJ	13,172	393,090
Tikkurila OYJ	7,967	170,110
Uponor OYJ	13,512	243,711
Vaisala OYJ, A Shares	2,696	103,592
Valmet OYJ	18,729	250,047
YIT OYJ	33,814	235,645
France 5.3%		28,991,539
ABC Arbitrage	1,837	12,151
Actia Group	2,573	19,291
Air France-KLM (I)(L)	40,150	220,996
Akka Technologies	3,678	127,968
Albioma SA	6,640	114,941
Altamir	3,756	45,254
Alten SA	9,762	670,882
Altran Technologies SA (I)	42,388	625,207
APRIL SA	6,582	82,237
Archos SA (I)	432	786
Arkema SA	16,958	1,517,336

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       16

	Shares	Value
France (continued)
Assystem	3,869	$104,416
Aubay	2,137	55,780
Axway Software SA	2,311	69,101
Bastide le Confort Medical	507	12,020
Beneteau SA	11,528	120,264
BioMerieux	3,951	601,875
Boiron SA	2,495	229,618
Bonduelle SCA	4,300	106,748
Bourbon SA (L)	997	11,688
Burelle SA	138	128,479
Catering International Services	1,089	15,709
Cegedim SA (I)	2,125	61,394
Cegid Group SA	2,236	152,721
CGG SA (I)(L)	2,937	71,320
Chargeurs SA	7,024	88,588
Cie des Alpes	3,299	62,949
Coface SA (I)	4,795	25,589
Derichebourg SA	22,002	66,404
Devoteam SA	1,854	93,120
Edenred	30,980	676,398
Electricite de Strasbourg SA	142	15,635
Elior Participations SCA (S)	12,329	283,157
Elis SA	3,110	53,712
Eramet (I)	1,524	53,037
Esso SA Francaise (I)	1,287	53,645
Etablissements Maurel et Prom (I)	41,735	192,747
Euler Hermes Group	3,649	301,944
Exel Industries SA, A Shares	343	26,542
Faiveley Transport SA	2,283	243,610
Faurecia	19,318	774,054
Fimalac	40	4,542
Fleury Michon SA	344	21,723
Gaumont SA	489	27,764
Gaztransport Et Technigaz SA	5,930	181,605
GEA	126	11,841
GL Events	2,928	58,686
Groupe Crit	997	65,849
Groupe Fnac SA (I)	3,526	230,471
Groupe Fnac SA (London Stock Exchange) (I)	3,594	235,048
Groupe Gorge (I)	1,438	34,344
Groupe Open	1,805	38,553
Guerbet	1,640	113,516
Haulotte Group SA	3,951	67,810
Havas SA	29,492	246,891
HERIGE SADCS (I)	539	14,849
HiPay Group SA (I)	1,631	21,650
Imerys SA	6,258	441,690

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       17

	Shares	Value
France (continued)
Interparfums SA	3,928	$105,065
Ipsen SA	10,827	703,739
IPSOS	11,919	391,890
Jacquet Metal Service	4,366	70,887
Korian SA	12,892	461,760
Lagardere SCA	38,236	934,314
Laurent-Perrier	809	65,426
Le Noble Age	1,430	48,992
Lectra	8,084	141,270
Linedata Services	957	41,435
LISI	5,530	151,146
Maisons France Confort SA	1,083	52,246
Manitou BF SA	3,819	68,074
Manutan International	731	44,356
Mersen	3,103	60,928
METabolic EXplorer SA (I)	8,100	18,184
Metropole Television SA	16,057	285,182
MGI Coutier	3,975	92,625
Naturex (I)	2,631	226,100
Neopost SA	10,030	265,583
Nexans SA (I)	11,523	621,127
Nexity SA (I)	10,836	568,648
NicOx SA (I)	6,072	69,535
NRJ Group (I)	7,604	81,914
Oeneo SA	7,542	70,167
Onxeo SA (I)	11,077	38,524
Onxeo SA (Copenhagen Stock Exchange) (I)	2,056	7,129
Orpea	11,444	995,418
Pierre & Vacances SA (I)	1,671	73,656
Plastic Omnium SA	18,521	592,216
Plastivaloire	180	19,730
PSB Industries SA	506	25,573
Rallye SA	7,111	115,457
Rexel SA	50,097	806,985
Robertet SA	258	94,690
Rothschild & Company	4,666	115,158
Rubis SCA	12,695	1,038,334
Samse SA	285	42,043
Sartorius Stedim Biotech	6,276	441,335
Savencia SA	1,568	101,457
SEB SA	6,664	887,402
Seche Environnement SA	1,649	59,940
Sequana SA (I)	13,574	27,288
Societe Internationale de Plantations d'Heveas SA (I)	288	10,714
Societe Marseillaise du Tunnel Prado-Carenage SA	219	7,683
SOITEC (I)	128,804	117,905
Solocal Group (I)(L)	16,412	47,927

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       18

	Shares	Value
France (continued)
Somfy SA	386	$159,302
Sopra Steria Group	4,503	517,195
Ste Industrielle d'Aviation Latecoere SA (I)	19,817	82,537
Stef SA	1,010	79,855
Store Electronic (I)	1,989	50,735
Synergie SA	3,235	107,638
Tarkett SA	885	31,128
Technicolor SA	88,478	575,258
Technip SA	14,250	843,814
Teleperformance	18,544	1,923,960
Television Francaise 1	37,625	367,909
Tessi SA	606	94,617
TFF Group	88	9,124
Thermador Groupe (L)	1,114	99,174
Touax SA (I)	271	3,105
Trigano SA	2,749	161,120
UBISOFT Entertainment (I)	32,578	1,275,538
Union Financiere de France Banque SA	1,403	34,532
Vallourec SA (I)	81,681	363,522
Valneva SE (I)	15,085	47,826
Vetoquinol SA	1,028	47,017
Vicat SA	5,741	365,445
VIEL & Compagnie SA	6,888	28,662
Vilmorin & Compagnie SA	2,293	159,571
Virbac SA (I)	937	193,149
Vranken-Pommery Monopole Group SA	407	10,757
Worldline SA (I)(S)	1,478	45,747
Gabon 0.0%		31,291
Total Gabon	211	31,291
Georgia 0.1%		388,200
BGEO Group PLC	10,310	388,200
Germany 6.1%		33,796,714
Aareal Bank AG	20,182	678,358
Adler Modemaerkte AG	2,325	17,850
ADVA Optical Networking SE (I)	11,973	102,162
AIXTRON SE (I)	17,077	105,321
AIXTRON SE, ADR (I)(L)	3,360	20,698
All For One Steeb AG	87	5,355
Allgeier SE	2,437	47,766
Amadeus Fire AG	1,391	101,536
Atoss Software AG	232	14,794
Aurubis AG	11,266	593,194
Axel Springer SE	12,430	632,661
Basler AG	410	24,290
Bauer AG	3,326	48,359
BayWa AG	3,494	115,431

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       19

	Shares	Value
Germany (continued)
Bechtle AG	4,494	$501,413
Bertrandt AG	1,317	144,964
Bijou Brigitte AG	1,339	80,557
Bilfinger SE (I)	9,686	279,953
Biotest AG	2,718	51,390
Borussia Dortmund GmbH & Company KGaA	20,109	94,805
BRAAS Monier Building Group SA	2,340	55,287
CANCOM SE	4,378	207,762
Carl Zeiss Meditec AG	7,782	282,812
CENIT AG	3,844	82,563
CENTROTEC Sustainable AG	3,253	55,293
Cewe Stiftung & Company KGAA	1,962	162,848
Clere AG (I)	388	11,666
comdirect bank AG	8,923	92,575
CompuGroup Medical AG	6,226	264,603
Constantin Medien AG (I)	13,725	32,284
CropEnergies AG	7,965	43,035
CTS Eventim AG & Company KGaA	11,374	394,205
Data Modul AG	635	34,153
DEAG Deutsche Entertainment AG (I)	2,850	7,959
Delticom AG	2,124	44,561
Deutsche Beteiligungs AG	222	7,402
Deutz AG	41,212	183,669
DIC Asset AG	12,755	123,705
DMG Mori AG	21,693	1,027,932
Dr Hoenle AG	1,598	43,862
Draegerwerk AG & Company KGaA	970	56,316
Drillisch AG	9,361	431,084
Duerr AG	7,102	599,703
Eckert & Ziegler AG	1,622	39,101
Elmos Semiconductor AG	2,876	44,089
ElringKlinger AG	7,805	134,027
Euromicron AG (I)	2,304	18,803
Evotec AG (I)	29,203	146,472
Fielmann AG	6,430	502,657
First Sensor AG (I)	680	9,018
Francotyp-Postalia Holding AG	2,607	12,337
Fraport AG Frankfurt Airport Services Worldwide	11,258	627,386
Freenet AG	34,294	983,870
Fuchs Petrolub SE	7,224	302,966
Gerresheimer AG	9,481	787,199
Gerry Weber International AG	6,184	78,649
Gesco AG	1,066	83,782
GFK SE	4,863	158,133
GFT Technologies SE	3,876	83,937
Grammer AG	4,719	273,314
GRENKE AG	1,550	300,209

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       20

	Shares	Value
Germany (continued)
H&R GmbH & Company KGaA (I)	4,527	$95,900
Hamburger Hafen und Logistik AG	6,944	111,640
Heidelberger Druckmaschinen AG (I)	81,984	199,596
Hella KGaA Hueck & Company	3,502	141,627
HOCHTIEF AG	4,222	567,674
HolidayCheck Group AG (I)	7,724	22,407
Hornbach Baumarkt AG	1,951	61,239
Indus Holding AG	6,764	364,716
Init Innovation In Traffic Systems AG	1,525	27,768
Intershop Communications AG (I)	2,654	4,302
Isra Vision AG	1,055	99,106
IVU Traffic Technologies AG (I)	5,399	21,114
Jenoptik AG	14,562	264,544
K+S AG	5,137	107,365
KION Group AG	18,421	1,048,295
Kloeckner & Company SE (I)	35,941	506,178
Koenig & Bauer AG (I)	5,298	259,942
Kontron AG (I)	10,583	27,753
Krones AG	3,797	362,918
KSB AG	73	30,209
KUKA AG (I)	8,679	1,028,604
KWS Saat SE	773	247,523
Lanxess AG	25,081	1,335,235
LEG Immobilien AG (I)	17,094	1,666,331
Leifheit AG	500	31,441
Leoni AG	9,119	337,390
LPKF Laser & Electronics AG (I)	5,509	54,965
Manz AG (I)	1,315	43,793
MasterFlex AG (I)	414	2,959
Mediclin AG (I)	8,179	51,675
Medigene AG (I)	5,784	44,109
MLP AG	16,444	69,712
msg life AG (I)	4,454	9,886
MTU Aero Engines AG	13,265	1,347,358
MVV Energie AG	1,699	37,730
Nemetschek SE	6,976	414,873
Nexus AG	2,436	48,225
Nordex SE (I)	19,130	527,651
Norma Group SE	8,179	437,763
OHB SE	2,007	41,693
OSRAM Licht AG	19,717	1,030,074
Paion AG (I)	9,504	23,176
Paragon AG	613	20,551
PATRIZIA Immobilien AG (I)	11,244	268,100
Pfeiffer Vacuum Technology AG	1,677	158,227
PNE Wind AG	19,837	45,900
PSI AG	1,649	25,446

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       21

	Shares	Value
Germany (continued)
Puma SE	709	$176,916
PVA TePla AG (I)	1,400	3,909
QSC AG	22,475	45,072
R Stahl AG (L)	823	27,327
Rational AG	916	449,584
Rheinmetall AG	10,807	779,824
RHOEN-KLINIKUM AG	9,077	268,349
RIB Software AG	6,795	71,117
S&T AG	4,111	39,974
SAF-Holland SA	13,030	149,543
Salzgitter AG	13,919	423,059
Schaltbau Holding AG	1,401	63,474
SHW AG	1,989	62,538
Sixt SE	3,273	185,264
SKW Stahl-Metallurgie Holding AG (I)	2,060	6,271
SMA Solar Technology AG (L)	3,049	106,668
SMT Scharf AG (I)	1,261	16,797
Softing AG	2,069	25,947
Software AG	13,916	553,288
Solarworld AG (I)	90	501
Stabilus SA (I)	214	11,485
STADA Arzneimittel AG	20,298	1,088,524
STRATEC Biomedical AG	738	45,863
Stroeer SE (L)	6,630	306,430
Suedzucker AG	27,775	724,900
Suess MicroTec AG (I)	6,836	47,493
Surteco SE	1,666	42,730
TAG Immobilien AG	32,210	462,892
Takkt AG	10,249	230,528
Technotrans AG	2,703	63,298
TLG Immobilien AG	718	16,233
Tom Tailor Holding AG (I)	5,865	21,425
VERBIO Vereinigte BioEnergie AG	7,686	44,304
Vossloh AG (I)	2,693	163,695
VTG AG	2,456	76,540
Wacker Chemie AG	4,078	378,680
Wacker Neuson SE	8,617	125,290
Washtec AG	3,774	166,597
XING AG	783	157,617
Gibraltar 0.0%		156,033
888 Holdings PLC	54,606	156,033
Greece 0.0%		83
Alapis Holding Industrial & Commercial SA of Pharmaceutical Chemical Products (I)	1,810	83
TT Hellenic Postbank SA (I)	20,725	0
Greenland 0.0%		1,799
Gronlandsbanken A/S	20	1,799

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       22

	Shares	Value
Guernsey, Channel Islands 0.0%		$17,602
Raven Russia, Ltd. (I)	37,237	17,602
Hong Kong 2.9%		16,154,244
Aeon Stores Hong Kong Company, Ltd.	22,000	22,026
Agritrade Resources, Ltd.	210,000	39,747
Alco Holdings, Ltd.	54,000	22,177
Allied Group, Ltd.	18,000	90,884
Allied Properties HK, Ltd.	622,000	128,849
Anxian Yuan China Holdings, Ltd. (I)	600,000	7,736
APAC Resources, Ltd. (I)	147,812	2,156
Applied Development Holdings, Ltd. (I)	350,000	27,919
APT Satellite Holdings, Ltd.	137,500	100,925
Asia Financial Holdings, Ltd.	94,000	54,840
Asia Satellite Telecommunications Holdings, Ltd. (I)	38,220	53,198
Asia Standard International Group, Ltd.	168,000	35,050
ASM Pacific Technology, Ltd.	46,800	363,817
Associated International Hotels, Ltd.	26,000	73,249
Auto Italia Holdings (I)	950,000	17,254
AVIC Joy Holdings HK, Ltd. (I)	400,000	7,413
BEP International Holdings, Ltd.	1,770,000	94,487
Bonjour Holdings, Ltd.	635,000	30,234
Bossini International Holdings	246,000	17,426
Bright Smart Securities & Commodities Group, Ltd.	150,000	50,902
Brightoil Petroleum Holdings, Ltd.	311,000	85,233
Brockman Mining, Ltd. (I)	855,430	10,989
Burwill Holdings, Ltd. (I)	1,216,000	32,097
Cafe de Coral Holdings, Ltd.	88,000	307,797
CCT Fortis Holdings, Ltd.	72,000	9,547
Century City International Holdings, Ltd.	452,000	29,114
Champion Technology Holdings, Ltd.	494,000	7,693
Chen Hsong Holdings	40,000	8,098
Chevalier International Holdings, Ltd.	45,524	75,663
China Energy Development Holdings, Ltd. (I)	2,748,000	35,007
China Environmental Energy Investment, Ltd. (I)	1,000,000	13,246
China Ever Grand Financial Leasing Group Company, Ltd. (I)	1,760,000	23,557
China Flavors & Fragrances Company, Ltd.	68,000	24,781
China Metal International Holdings, Inc.	150,000	55,289
China Solar Energy Holdings, Ltd. (I)	127,000	2,947
China Star Entertainment, Ltd. (I)	126,000	9,728
China Strategic Holdings, Ltd. (I)	1,372,500	32,162
China Ting Group Holdings, Ltd.	384,000	22,256
China Wah Yan Healthcare, Ltd. (I)	157,500	1,276
Chow Sang Sang Holdings International, Ltd.	86,000	163,479
Chu Kong Shipping Enterprise Group Company, Ltd.	164,000	43,680
Chuang's Consortium International, Ltd.	168,021	38,056
CITIC Telecom International Holdings, Ltd.	420,000	158,409
CK Life Sciences International Holdings, Inc.	1,146,000	104,718
CNQC International Holdings, Ltd.	32,500	12,553

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       23

	Shares	Value
Hong Kong (continued)
Common Splendor International Health Industry Group, Ltd. (I)	436,000	$39,828
Continental Holdings, Ltd. (I)	510,000	10,035
Convenience Retail Asia, Ltd.	68,000	35,123
Convoy Financial Holdings, Ltd. (I)	630,000	18,960
CP Lotus Corp. (I)	280,000	4,583
Crocodile Garments (I)	185,000	20,951
Cross-Harbour Holdings, Ltd.	22,000	29,822
CSI Properties, Ltd	1,976,333	69,940
Dah Sing Banking Group, Ltd.	118,848	218,093
Dah Sing Financial Holdings, Ltd.	43,944	296,442
Dan Form Holdings Company, Ltd.	66,000	14,936
Dickson Concepts International, Ltd.	94,000	33,305
DMX Technologies Group, Ltd. (I)	34,000	2,720
Eagle Nice International Holdings, Ltd.	46,000	11,906
EganaGoldpfeil Holdings, Ltd. (I)	131,750	0
Emperor Capital Group, Ltd.	861,000	81,931
Emperor Entertainment Hotel, Ltd.	135,000	30,719
Emperor International Holdings, Ltd.	322,250	71,742
Emperor Watch & Jewellery, Ltd. (I)	1,270,000	42,482
ENM Holdings, Ltd. (I)	60,000	3,050
EPI Holdings, Ltd. (I)	846,000	18,369
Esprit Holdings, Ltd. (I)	510,050	450,482
eSun Holdings, Ltd. (I)	113,000	10,760
Fairwood Holdings, Ltd.	19,000	92,528
Far East Consortium International, Ltd.	291,558	102,797
First Pacific Company, Ltd.	328,000	245,496
First Shanghai Investments, Ltd.	296,000	52,092
Fountain SET Holdings, Ltd.	188,000	24,450
Future Bright Holdings, Ltd.	162,000	17,742
G-Resources Group, Ltd.	6,610,800	120,919
GCL New Energy Holdings, Ltd. (I)	1,312,000	68,330
Get Nice Financial Group, Ltd.	53,100	7,384
Get Nice Holdings, Ltd.	1,798,000	60,141
Giordano International, Ltd.	295,708	169,875
Global Brands Group Holding, Ltd. (I)	1,570,000	145,464
Glorious Sun Enterprises, Ltd.	294,000	37,861
Gold Peak Industries Holding, Ltd.	90,000	8,813
Guangnan Holdings, Ltd.	108,000	12,646
Guoco Group, Ltd.	4,000	44,832
Guotai Junan International Holdings, Ltd.	664,600	241,592
Haitong International Securities Group, Ltd.	485,519	308,830
Hang Fung Gold Technology, Ltd. (I)	310,000	0
Hanison Construction Holdings, Ltd.	143,631	24,403
Hanny Holdings, Ltd.	1,017,000	48,420
Hao Tian Development Group, Ltd. (I)	387,200	19,912
Harbour Centre Development, Ltd.	37,500	66,689
HKBN, Ltd.	102,500	114,406

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       24

	Shares	Value
Hong Kong (continued)
HKR International, Ltd. (I)	266,400	$119,695
Hong Kong Aircraft Engineering Company, Ltd.	13,600	100,417
Hong Kong Ferry Holdings Company, Ltd.	46,000	54,164
Hong Kong Shanghai Alliance Holdings, Ltd.	58,000	5,757
Hong Kong Television Network, Ltd. (I)	31,000	5,588
Hong Kong Television Network, Ltd., ADR (I)	1,717	5,992
Hongkong Chinese, Ltd.	224,000	42,377
Hop Hing Group Holdings, Ltd.	920,000	12,764
Hopewell Holdings, Ltd.	168,500	593,153
Hsin Chong Group Holdings, Ltd.	736,000	60,620
Hung Hing Printing Group, Ltd.	76,216	9,136
Hutchison Telecommunications Hong Kong Holdings, Ltd.	388,000	133,902
I-CABLE Communications, Ltd. (I)	332,000	33,356
IGG, Inc.	157,000	89,857
Imagi International Holdings, Ltd. (I)	938,250	24,499
International Standard Resources Holdings, Ltd. (I)	1,080,000	17,384
iOne Holdings, Ltd. (I)	980,000	30,531
IPE Group, Ltd.	220,000	48,170
IRC, Ltd. (I)	864,666	19,918
IT, Ltd.	234,808	78,636
ITC Corp., Ltd.	271,327	20,575
Johnson Electric Holdings, Ltd.	99,500	265,904
K Wah International Holdings, Ltd.	331,749	181,200
Kader Holdings Company, Ltd.	248,000	21,402
Keck Seng Investments, Ltd.	1,000	741
Kerry Logistics Network, Ltd.	159,000	221,644
Kingmaker Footwear Holdings, Ltd.	54,000	13,557
Kowloon Development Company, Ltd.	118,000	113,170
Kwoon Chung Bus Holdings, Ltd.	20,000	10,351
L'sea Resources International Holdings, Ltd. (I)	510,000	10,684
Lai Sun Development Company, Ltd.	3,594,333	66,086
Landing International Development, Ltd. (I)	1,965,000	40,466
Landsea Green Properties Company, Ltd.	120,000	9,427
Lifestyle China Group, Ltd. (I)	168,500	46,265
Lifestyle International Holdings, Ltd.	106,000	159,662
Lippo China Resources, Ltd.	1,128,000	31,687
Lippo, Ltd.	31,250	18,756
Lisi Group Holdings, Ltd. (I)	490,000	47,963
Liu Chong Hing Investment, Ltd.	76,000	111,509
Luen Thai Holdings, Ltd.	103,000	16,710
Luk Fook Holdings International, Ltd.	93,000	212,004
Lung Kee Holdings, Ltd.	48,000	15,088
Magnificent Estates	438,000	10,037
Man Sang International, Ltd. (I)	126,000	9,240
Man Wah Holdings, Ltd.	351,200	238,299
Mandarin Oriental International, Ltd.	17,600	23,761
Mason Financial Holdings, Ltd. (I)	450,000	16,802

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       25

	Shares	Value
Hong Kong (continued)
Melco International Development, Ltd.	211,000	$217,644
Midland Holdings, Ltd. (I)	296,000	91,475
Ming Fai International Holdings, Ltd.	41,000	5,333
Miramar Hotel & Investment Company, Ltd.	46,000	80,689
National Electronic Holdings, Ltd.	88,000	10,543
National United Resources Holdings, Ltd. (I)	1,090,000	19,952
Neo-Neon Holdings, Ltd. (I)	228,000	30,548
NetMind Financial Holdings, Ltd. (I)	2,711,040	27,259
New Times Energy Corp., Ltd. (I)	36,600	758
NewOcean Energy Holdings, Ltd.	236,000	69,864
Next Digital, Ltd. (I)	276,000	14,573
Nine Express, Ltd. (I)	210,000	6,458
Noble Group, Ltd. (I)	2,076,800	180,704
O Luxe Holdings, Ltd. (I)	415,500	29,470
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (I)	240,000	11,421
Orient Overseas International, Ltd. (I)	59,000	199,802
Oriental Watch Holdings, Ltd.	190,000	27,401
Pacific Andes International Holdings, Ltd. (I)	2,171,305	40,865
Pacific Basin Shipping, Ltd. (I)	701,000	76,707
Pacific Textiles Holdings, Ltd.	180,000	236,536
Pak Fah Yeow International, Ltd.	20,000	9,587
Paliburg Holdings, Ltd.	71,380	21,667
Paradise Entertainment, Ltd. (I)	176,000	27,229
Peace Mark Holdings, Ltd. (I)	180,000	0
Pearl Oriental Oil, Ltd. (I)	663,000	23,040
Perfect Shape PRC Holdings, Ltd.	92,000	8,410
Pico Far East Holdings, Ltd.	208,000	61,093
Playmates Holdings, Ltd.	74,000	88,286
Playmates Toys, Ltd.	164,000	27,453
Polytec Asset Holdings, Ltd.	600,000	44,835
Public Financial Holdings, Ltd.	122,000	52,625
PYI Corp., Ltd.	1,336,801	26,847
Regal Hotels International Holdings, Ltd.	195,200	106,331
Sa Sa International Holdings, Ltd.	257,999	106,938
SAS Dragon Holdings, Ltd.	136,000	23,807
SEA Holdings, Ltd.	58,000	133,548
Seec Media Group, Ltd. (I)	2,536,000	35,269
Shenwan Hongyuan HK, Ltd.	120,000	63,514
Shougang Concord Grand Group, Ltd. (I)	863,000	29,411
Shun Ho Technology Holdings, Ltd.	7,227	2,562
Shun Tak Holdings, Ltd.	399,250	131,497
Silver Base Group Holdings, Ltd. (I)	387,000	32,848
Sincere Watch Hong Kong, Ltd. (I)	250,000	6,562
Sing Tao News Corp., Ltd.	58,000	7,403
Singamas Container Holdings, Ltd.	670,000	69,001
Sitoy Group Holdings, Ltd.	135,000	51,317
SmarTone Telecommunications Holdings, Ltd.	99,589	164,198

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       26

	Shares	Value
Hong Kong (continued)
SOCAM Development, Ltd. (I)	108,927	$45,858
Solartech International Holdings, Ltd. (I)	320,000	14,845
Solomon Systech International, Ltd. (I)	504,000	19,457
Soundwill Holdings, Ltd.	35,000	56,566
South China Financial Holdings, Ltd. (I)	4,500,000	39,933
Stella International Holdings, Ltd.	131,000	208,263
Stelux Holdings International, Ltd. (I)	200,000	15,981
Success Universe Group, Ltd. (I)	360,000	7,358
Sun Hung Kai & Company, Ltd.	190,318	117,327
Sunwah Kingsway Capital Holdings, Ltd.	360,000	6,714
TAI Cheung Holdings, Ltd.	82,000	67,894
Tan Chong International, Ltd.	63,000	20,306
Tao Heung Holdings, Ltd.	95,000	23,875
Television Broadcasts, Ltd.	87,800	313,105
Termbray Industries International Holdings, Ltd. (I)	94,000	7,502
Texwinca Holdings, Ltd.	190,000	135,574
The 13 Holdings, Ltd. (I)	120,000	48,432
The Hong Kong Building & Loan Agency, Ltd. (I)	224,000	8,499
The Hongkong & Shanghai Hotels, Ltd.	217,000	221,373
Titan Petrochemicals Group, Ltd. (I)	600,000	6,729
TOM Group, Ltd. (I)	208,000	51,898
Town Health International Medical Group, Ltd.	380,000	62,125
Tradelink Electronic Commerce, Ltd.	126,000	25,459
Transport International Holdings, Ltd.	58,400	181,695
Trinity, Ltd. (I)	408,000	32,004
TSC Group Holdings, Ltd. (I)	185,000	25,716
Tsui Wah Holdings, Ltd. (L)	170,000	35,897
United Laboratories International Holdings, Ltd. (I)	128,500	57,810
United Photovoltaics Group, Ltd. (I)	520,000	39,432
Up Energy Development Group, Ltd. (I)	898,000	14,933
Upbest Group, Ltd.	4,000	1,449
Value Convergence Holdings, Ltd. (I)	172,000	32,292
Value Partners Group, Ltd.	231,000	212,262
Valuetronics Holdings, Ltd.	76,500	29,738
Vanke Property Overseas, Ltd.	35,000	23,909
Varitronix International, Ltd.	71,000	30,448
Victory City International Holdings, Ltd.	653,660	27,347
Vitasoy International Holdings, Ltd.	214,000	399,932
VS International Group, Ltd. (I)	232,000	12,252
VST Holdings, Ltd.	278,400	75,634
VTech Holdings, Ltd.	42,900	478,570
Wai Kee Holdings, Ltd.	72,000	23,113
Winfull Group Holdings, Ltd. (I)	552,000	13,628
Wing On Company International, Ltd.	17,000	51,024
Wing Tai Properties, Ltd.	68,000	43,194
Xinyi Glass Holdings, Ltd. (I)	566,000	486,548
Yeebo International Holding	82,000	28,288

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       27

	Shares	Value
Hong Kong (continued)
YGM Trading, Ltd.	22,000	$11,347
ZH International Holdings, Ltd. (I)	320,000	9,058
India 0.0%		198,606
Vedanta Resources PLC	30,659	198,606
Ireland 0.9%		4,734,947
C&C Group PLC	60,011	253,875
Datalex PLC	860	3,150
FBD Holdings PLC (I)	8,155	64,228
Glanbia PLC	46,938	895,467
Grafton Group PLC	72,173	519,251
Greencore Group PLC	120,200	554,541
IFG Group PLC	22,431	49,327
Independent News & Media PLC (I)	70,031	10,708
Irish Continental Group PLC	27,676	145,849
Kingspan Group PLC	35,810	981,236
Paddy Power Betfair PLC	96	11,501
Paddy Power Betfair PLC (London Stock Exchange)	1,931	232,424
Smurfit Kappa Group PLC	16,687	411,876
Tarsus Group PLC	7,365	25,740
UDG Healthcare PLC	71,593	575,774
Isle of Man 0.3%		1,518,946
GVC Holdings PLC	45,938	416,001
Hansard Global PLC	11,952	19,171
Paysafe Group PLC (I)	63,258	363,016
Playtech PLC	60,239	720,758
Israel 0.8%		4,447,989
Africa Israel Investments, Ltd. (I)	48,492	17,989
Africa Israel Properties, Ltd.	4,092	73,703
Airport City, Ltd. (I)	14,404	157,203
Allot Communications, Ltd. (I)	6,042	31,793
Alrov Properties And Lodgings, Ltd.	2,316	52,068
Amot Investments, Ltd.	23,203	103,909
Ashtrom Properties, Ltd.	9,788	38,597
AudioCodes, Ltd. (I)	4,617	24,227
Avgol Industries 1953, Ltd.	22,734	29,483
Azorim-Investment Development & Construction Company, Ltd. (I)	28,861	27,371
Bayside Land Corp.	189	75,332
Big Shopping Centers 2004, Ltd.	860	59,191
Blue Square Real Estate, Ltd.	696	29,272
Cellcom Israel, Ltd. (I)	1,000	7,530
Cellcom Israel, Ltd. (Tel Aviv Stock Exchange) (I)	12,876	96,765
Ceragon Networks, Ltd. (I)	8,816	21,008
Clal Biotechnology Industries, Ltd. (I)	10,503	8,032
Clal Insurance Enterprise Holdings, Ltd. (I)	4,065	43,356
Cohen Development & Industrial Buildings, Ltd. (I)	330	7,589

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       28

	Shares	Value
Israel (continued)
Compugen, Ltd. (I)	14,225	$99,214
Delek Automotive Systems, Ltd.	9,482	82,843
Delta-Galil Industries, Ltd.	2,094	58,753
Direct Insurance Financial Investments, Ltd.	3,707	30,491
El Al Israel Airlines	53,444	44,702
Electra Consumer Products 1970, Ltd. (I)	1,463	21,656
Electra, Ltd.	501	71,471
Elron Electronic Industries, Ltd. (I)	3,504	17,239
Energix-Renewable Energies, Ltd.	17,713	13,064
Equital, Ltd. (I)	1,514	30,710
Evogene, Ltd. (I)	5,330	35,315
First International Bank of Israel, Ltd.	9,250	116,105
Fms Enterprises Migun, Ltd.	27	677
Formula Systems, Ltd.	2,222	90,537
Fox Wizel, Ltd.	1,319	21,058
Frutarom Industries, Ltd.	1,573	83,024
Gilat Satellite Networks, Ltd. (I)	759	3,762
Gilat Satellite Networks, Ltd. (Tel Aviv Stock Exchange) (I)	8,681	42,770
Hadera Paper, Ltd. (I)	503	18,456
Harel Insurance Investments & Financial Services, Ltd.	27,703	100,211
Hilan, Ltd.	2,870	48,905
IDI Insurance Company, Ltd.	1,031	49,502
Industrial Buildings Corp.	32,271	37,970
Israel Discount Bank, Ltd., Class A (I)	188,222	339,903
Jerusalem Oil Exploration (I)	2,439	109,787
Kamada, Ltd. (I)	6,944	33,616
Klil Industries, Ltd.	124	9,799
Magic Software Enterprises, Ltd.	7,541	58,905
Matrix IT, Ltd.	6,908	50,381
Maytronics, Ltd.	8,528	28,687
Mazor Robotics, Ltd. (I)	9,545	107,929
Melisron, Ltd.	4,255	180,829
Menorah Mivtachim Holdings, Ltd. (I)	6,214	49,385
Migdal Insurance & Financial Holding, Ltd.	107,971	66,291
Mivtach Shamir Holdings, Ltd.	1,455	30,863
Naphtha Israel Petroleum Corp., Ltd. (I)	10,647	63,921
Neto ME Holdings, Ltd.	407	36,110
Nova Measuring Instruments, Ltd. (I)	6,254	74,015
Oil Refineries, Ltd. (I)	304,144	112,697
Partner Communications Company, Ltd. (I)	18,454	87,927
Paz Oil Company, Ltd.	1,339	218,213
Perion Network, Ltd. (I)	699	889
Plasson Industries, Ltd.	1,061	28,290
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	1,546	61,415
Sapiens International Corp. NV	5,430	73,670
Shikun & Binui, Ltd.	50,890	87,986
Shufersal, Ltd.	16,287	62,767

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       29

	Shares	Value
Israel (continued)
Strauss Group, Ltd.	7,641	$121,633
Summit Real Estate Holdings, Ltd. (I)	5,933	35,327
The Phoenix Holdings, Ltd. (I)	18,426	46,899
Tower Semiconductor, Ltd. (I)	4,384	68,726
Tower Semiconductor, Ltd. (Tel Aviv Stock Exchange) (I)	10,765	168,013
Union Bank of Israel, Ltd. (I)	2,889	10,263
Italy 3.7%		20,683,263
A2A SpA	411,660	546,341
ACEA SpA	14,382	187,481
Aeffe SpA (I)(L)	10,932	12,421
Alerion Cleanpower SpA	7,237	16,761
Amplifon SpA	37,857	398,193
Anima Holding SpA (S)	42,498	205,817
Ansaldo STS SpA	30,775	362,425
Arnoldo Mondadori Editore SpA (I)	59,256	63,115
Ascopiave SpA	21,071	66,990
Astaldi SpA	16,735	68,152
Autogrill SpA	33,302	285,746
Azimut Holding SpA	30,101	462,267
Banca Carige SpA (I)	14,180	5,306
Banca Finnat Euramerica SpA	29,383	10,441
Banca Generali SpA	16,222	325,060
Banca IFIS SpA	5,397	116,552
Banca Mediolanum SpA	6,102	42,393
Banca Monte dei Paschi di Siena SpA (I)(L)	151,360	40,817
Banca Popolare dell'Emilia Romagna SC	176,563	679,566
Banca Popolare dell'Etruria e del Lazio SC (I)(L)	72,300	0
Banca Popolare di Milano Scarl	1,544,060	662,061
Banca Popolare di Sondrio Scarl	131,308	353,583
Banca Profilo SpA	104,135	19,975
Banco di Desio e della Brianza SpA	13,389	25,876
Banco Popolare SC	146,060	364,946
BasicNet SpA	12,373	44,810
Beghelli SpA (I)	11,564	4,662
Biesse SpA	3,663	52,273
Brembo SpA	8,810	514,681
Brunello Cucinelli SpA	7,287	145,368
Buzzi Unicem SpA	21,411	455,591
Cairo Communication SpA	24,706	110,239
Caltagirone Editore SpA (I)	5,211	4,699
Cembre SpA	1,340	20,362
Cementir Holding SpA	10,801	54,471
Cerved Information Solutions SpA	15,891	127,743
CIR-Compagnie Industriali Riunite SpA	148,207	155,087
Credito Emiliano SpA	25,323	149,800
Credito Valtellinese SC	335,134	128,203
Danieli & C Officine Meccaniche SpA	4,307	92,228

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       30

	Shares	Value
Italy (continued)
Datalogic SpA	6,126	$128,445
Davide Campari Milano SpA	92,712	1,009,726
De'Longhi SpA	14,439	358,175
DeA Capital SpA (I)	4,303	5,239
DiaSorin SpA	7,555	488,369
Ei Towers SpA (I)	4,802	251,971
El.En. SpA	2,847	46,561
Elica SpA	3,807	8,071
ERG SpA	15,220	169,812
Esprinet SpA	13,055	85,942
Eurotech SpA (I)	10,718	16,627
Falck Renewables SpA	23,723	21,005
Fincantieri SpA (I)	131,692	62,131
FinecoBank Banca Fineco SpA	43,105	261,992
FNM SpA	37,416	16,540
Geox SpA	22,422	58,401
Gruppo Editoriale L'Espresso SpA (I)	40,030	33,963
Gruppo Mutuionline SpA	5,093	43,515
Hera SpA	266,098	737,675
IMMSI SpA	78,958	34,725
Industria Macchine Automatiche SpA	4,290	273,827
Intek Group SpA (I)	26,355	5,634
Interpump Group SpA	24,641	436,022
Iren SpA	223,727	368,324
Italcementi SpA (I)	52,674	621,104
Italmobiliare SpA	2,439	119,679
Juventus Football Club SpA (I)	144,708	49,029
La Doria SpA	2,368	29,566
Maire Tecnimont SpA	23,924	57,277
MARR SpA	9,750	187,799
Mediaset SpA	213,745	676,855
Moleskine SpA	27,714	65,383
Moncler SpA	33,842	561,725
Nice SpA	3,458	10,032
Parmalat SpA	65,850	172,254
Piaggio & C SpA	38,954	76,290
Prelios SpA (I)(L)	11,532	1,027
Prima Industrie SpA	1,462	22,766
Prysmian SpA	55,194	1,363,556
Recordati SpA	26,162	791,831
Reno de Medici SpA	56,822	17,300
Reply SpA	1,591	196,187
Retelit SpA (I)	39,468	30,677
Sabaf SpA	2,768	28,562
SAES Getters SpA	1,603	22,670
Safilo Group SpA (I)	8,864	84,308
Saipem SpA (I)	801,762	367,833

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       31

	Shares	Value
Italy (continued)
Salini Impregilo SpA	57,316	$176,249
Salvatore Ferragamo SpA	13,467	307,451
Saras SpA	94,364	140,977
SAVE SpA	6,889	114,152
Servizi Italia SpA	3,687	15,002
Snai SpA (I)	13,216	13,104
Societa Cattolica di Assicurazioni SCRL	42,203	244,569
Societa Iniziative Autostradali e Servizi SpA	19,383	188,253
Sogefi SpA (I)	10,059	19,202
SOL SpA	8,981	81,211
Tiscali SpA (I)	444,668	22,715
Tod's SpA	3,558	213,022
Trevi Finanziaria Industriale SpA (I)	16,225	22,832
TXT e-solutions SpA	2,388	19,057
Unipol Gruppo Finanziario SpA	152,365	424,216
UnipolSai SpA	114,877	192,231
Vittoria Assicurazioni SpA	7,468	80,611
Yoox Net-A-Porter Group SpA (I)	15,565	487,957
Zignago Vetro SpA	10,467	61,548
Japan 21.8%		120,537,655
A&D Company, Ltd.	5,600	20,321
Accordia Golf Company, Ltd.	12,600	126,430
Achilles Corp.	47,000	64,518
Adastria Company, Ltd.	7,140	159,065
ADEKA Corp.	23,791	350,162
Aderans Company, Ltd.	10,100	45,336
Advan Company, Ltd.	5,000	42,964
Advanex, Inc.	1,000	9,778
Aeon Delight Company, Ltd.	3,300	92,912
Aeon Fantasy Company, Ltd.	1,500	31,246
Aeon Hokkaido Corp.	5,400	27,346
AGORA Hospitality Group Company, Ltd. (I)	74,000	24,386
Agro-kanesho Company, Ltd.	2,700	30,165
Ahresty Corp.	6,500	59,155
Ai Holdings Corp.	8,700	206,546
Aica Kogyo Company, Ltd.	12,800	318,438
Aichi Corp.	6,800	50,139
Aichi Steel Corp.	28,000	148,660
Aichi Tokei Denki Company, Ltd.	6,000	17,523
Aida Engineering, Ltd.	14,100	98,875
Ain Holdings, Inc.	4,800	272,591
Aiphone Company, Ltd.	3,100	48,241
Airport Facilities Company, Ltd.	3,800	18,609
Aisan Industry Company, Ltd.	9,700	75,077
AIT Corp.	1,500	11,920
Aizawa Securities Company, Ltd.	6,300	35,230
Akebono Brake Industry Company, Ltd. (I)	25,300	45,902

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       32

	Shares	Value
Japan (continued)
Albis Company, Ltd.	500	$10,142
Alconix Corp.	3,200	42,385
Alinco, Inc.	4,200	37,794
Alpen Company, Ltd.	4,900	88,194
Alpha Corp.	1,000	9,088
Alpha Systems, Inc.	1,120	16,673
Alpine Electronics, Inc.	12,015	144,803
Alps Logistics Company, Ltd.	4,500	24,359
Altech Corp.	1,800	35,966
Amano Corp.	16,500	237,395
Amiyaki Tei Company, Ltd.	900	30,679
Amuse, Inc.	2,600	44,629
Anest Iwata Corp.	7,300	67,369
Anicom Holdings, Inc.	3,300	75,045
Anritsu Corp.	35,397	195,260
AOI Electronics Company, Ltd.	700	16,419
AOI Pro, Inc.	1,200	9,779
AOKI Holdings, Inc.	11,200	115,546
Aoyama Trading Company, Ltd.	15,300	496,969
Arakawa Chemical Industries, Ltd.	4,300	47,700
Arata Corp.	2,800	57,649
Araya Industrial Company, Ltd.	21,000	27,005
Arcland Sakamoto Company, Ltd.	7,200	77,265
Arcland Service Company, Ltd.	1,600	47,098
Arcs Company, Ltd.	9,684	222,194
Ardepro Company, Ltd.	25,700	26,588
Argo Graphics, Inc.	1,400	27,072
Ariake Japan Company, Ltd.	2,900	137,202
Arisawa Manufacturing Company, Ltd.	9,300	45,705
Arrk Corp. (I)	24,300	18,785
Artnature, Inc.	4,100	27,884
As One Corp.	1,800	68,601
Asahi Broadcasting Corp.	900	5,559
Asahi Company, Ltd. (L)	4,200	53,212
Asahi Diamond Industrial Company, Ltd.	14,300	117,766
Asahi Holdings, Inc.	7,600	130,560
Asahi Kogyosha Company, Ltd.	2,000	10,570
Asahi Net, Inc.	3,000	12,329
Asahi Yukizai Corp.	25,000	45,454
Asante, Inc.	1,400	20,710
Asanuma Corp.	13,000	28,048
Asatsu-DK, Inc.	8,600	211,071
Ashikaga Holdings Company, Ltd.	32,700	110,450
Ashimori Industry Company, Ltd.	9,000	13,305
Asia Pile Holdings Corp.	4,000	16,173
ASKA Pharmaceutical Company, Ltd.	4,400	69,108
ASKUL Corp.	4,900	176,696

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       33

	Shares	Value
Japan (continued)
Asunaro Aoki Construction Company, Ltd.	4,000	$24,520
Ateam, Inc.	2,800	50,939
Atom Corp.	14,600	97,086
Atsugi Company, Ltd.	40,000	40,595
Autobacs Seven Company, Ltd.	15,900	220,434
Avex Group Holdings, Inc.	9,600	124,482
Axell Corp.	1,700	11,402
Axial Retailing, Inc.	3,200	99,511
Azbil Corp.	16,000	468,796
Bando Chemical Industries, Ltd.	19,000	84,543
Bank of the Ryukyus, Ltd.	10,500	120,255
Belc Company, Ltd.	1,800	67,249
Belluna Company, Ltd.	13,600	83,619
Benefit One, Inc.	3,800	111,051
Best Denki Company, Ltd.	25,700	26,604
Bic Camera, Inc.	21,600	170,411
Biofermin Pharmaceutical Company, Ltd.	1,500	37,911
BML, Inc.	5,600	137,284
Bookoff Corp.	2,900	22,338
BP Castrol KK	1,900	22,847
Broadleaf Company, Ltd.	5,100	52,662
Broccoli Company, Ltd.	5,000	25,168
Bronco Billy Company, Ltd.	2,300	65,430
Bunka Shutter Company, Ltd.	13,700	95,546
C Uyemura & Company, Ltd.	2,600	109,650
CAC Holdings Corp.	4,000	30,171
Calsonic Kansei Corp.	44,000	346,695
Can Do Company, Ltd.	2,000	30,255
Canon Electronics, Inc.	4,700	69,295
Capcom Company, Ltd.	10,700	232,743
Career Design Center Company, Ltd.	200	1,778
Carlit Holdings Company, Ltd. (L)	4,600	21,219
Cawachi, Ltd.	3,400	75,250
Central Glass Company, Ltd.	51,432	197,644
Central Security Patrols Company, Ltd.	1,500	27,110
Central Sports Company, Ltd.	2,000	46,299
Chimney Company, Ltd.	1,300	32,770
Chino Corp.	2,500	23,411
Chiyoda Company, Ltd.	4,100	86,248
Chiyoda Integre Company, Ltd.	2,500	47,340
Chofu Seisakusho Company, Ltd.	2,300	54,865
Chori Company, Ltd.	3,300	46,093
Chubu Shiryo Company, Ltd.	5,200	34,055
Chudenko Corp.	5,600	106,750
Chuetsu Pulp & Paper Company, Ltd.	21,000	44,407
Chugai Mining Company, Ltd. (I)	34,900	10,474
Chugai Ro Company, Ltd.	17,000	34,214

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       34

	Shares	Value
Japan (continued)
Chugoku Marine Paints, Ltd.	14,000	$98,722
Chuo Gyorui Company, Ltd.	3,000	7,547
Chuo Spring Company, Ltd.	1,000	2,600
Ci:z Holdings Company, Ltd.	5,900	150,331
Citizen Holdings Company, Ltd.	69,400	384,419
CKD Corp.	12,500	136,227
Clarion Company, Ltd.	26,000	72,003
Cleanup Corp.	6,800	54,908
CMIC Holdings Company, Ltd.	3,400	49,463
CMK Corp. (I)	10,400	51,790
Coca-Cola East Japan Company, Ltd.	5,987	105,351
cocokara fine, Inc.	3,030	102,336
Colowide Company, Ltd.	13,000	222,776
Computer Engineering & Consulting, Ltd.	3,000	46,544
COMSYS Holdings Corp.	19,600	370,666
CONEXIO Corp.	3,500	43,090
COOKPAD, Inc. (L)	13,000	129,525
Corona Corp.	5,200	51,732
Cosel Company, Ltd.	5,400	56,405
Cosmo Energy Holdings Company, Ltd.	16,763	175,016
Create SD Holdings Company, Ltd.	6,400	140,309
Cresco, Ltd. (L)	1,400	31,005
CROOZ, Inc.	1,900	39,482
CTI Engineering Company, Ltd.	2,900	23,492
DA Consortium, Inc.	4,800	37,234
Dai Nippon Toryo Company, Ltd.	33,000	60,964
Dai-Dan Company, Ltd.	7,000	52,132
Dai-ichi Seiko Company, Ltd.	1,200	11,971
Daibiru Corp.	12,100	111,530
Daido Kogyo Company, Ltd.	18,000	35,273
Daido Metal Company, Ltd.	8,800	99,644
Daido Steel Company, Ltd.	72,000	327,364
Daidoh, Ltd.	7,200	29,241
Daifuku Company, Ltd.	20,900	362,512
Daihatsu Diesel Manufacturing Company, Ltd.	5,200	28,598
Daihen Corp.	22,000	115,707
Daiho Corp.	21,000	109,719
Daiichi Jitsugyo Company, Ltd.	9,000	43,315
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	1,000	29,016
Daiichikosho Company, Ltd.	8,500	329,482
Daiken Corp.	20,000	74,221
Daiken Medical Company, Ltd.	2,900	21,691
Daiki Aluminium Industry Company, Ltd.	8,000	26,830
Daikoku Denki Company, Ltd.	2,700	37,053
Daikokutenbussan Company, Ltd.	1,600	71,094
Daikokuya Holdings Company, Ltd. (I)	19,600	14,413
Daikyo, Inc.	79,144	125,658

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       35

	Shares	Value
Japan (continued)
Daikyonishikawa Corp.	2,500	$26,801
Dainichi Company, Ltd.	2,100	12,257
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	16,000	72,589
Daio Paper Corp. (L)	17,900	190,301
Daiseki Company, Ltd.	10,100	175,720
Daishinku Corp.	6,000	13,519
Daisue Construction Company, Ltd.	2,300	19,410
Daisyo Corp.	2,100	29,338
Daito Pharmaceutical Company, Ltd.	2,750	54,525
Daiwa Industries, Ltd.	5,000	44,989
Daiwabo Holdings Company, Ltd.	48,000	102,128
DCM Holdings Company, Ltd.	25,020	190,707
Denka Company, Ltd.	109,000	460,814
Denki Kogyo Company, Ltd.	12,000	54,063
Denyo Company, Ltd.	4,900	47,373
Descente, Ltd.	9,900	110,760
Dexerials Corp. (I)	3,300	28,175
Digital Arts, Inc.	2,200	51,877
Digital Garage, Inc.	2,500	42,091
DKS Company, Ltd.	14,000	44,930
DMG Mori Company, Ltd.	28,200	312,248
Doshisha Company, Ltd.	5,900	112,388
Doutor Nichires Holdings Company, Ltd.	7,693	136,019
Dowa Holdings Company, Ltd.	26,000	174,320
Dream Incubator, Inc. (L)	1,500	30,083
DSB Company, Ltd.	2,200	12,260
DTS Corp.	5,400	111,178
Dunlop Sports Company, Ltd.	4,800	44,969
Duskin Company, Ltd.	9,700	166,620
Dydo Drinco, Inc.	1,200	58,554
Dynic Corp.	1,000	1,567
Eagle Industry Company, Ltd.	5,800	74,502
Earth Chemical Company, Ltd.	3,000	127,387
Ebara Jitsugyo Company, Ltd.	1,300	14,939
Eco's Company, Ltd.	1,000	10,913
EDION Corp.	17,700	138,941
eGuarantee, Inc.	1,200	31,737
Eidai Company, Ltd.	8,000	32,465
Eiken Chemical Company, Ltd.	3,000	76,248
Eizo Corp.	4,400	110,487
Elecom Company, Ltd.	3,900	92,773
Elematec Corp.	2,700	54,265
Em Systems Company, Ltd.	2,000	27,716
en-japan, Inc.	5,900	110,850
Endo Lighting Corp.	3,000	23,243
Enplas Corp.	2,000	56,046
Enshu, Ltd. (I)	18,000	10,613

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       36

	Shares	Value
Japan (continued)
EPS Holdings, Inc.	7,400	$93,078
ES-Con Japan, Ltd. (L)	6,400	18,937
ESPEC Corp.	5,500	73,683
Excel Company, Ltd.	1,400	15,951
Exedy Corp.	7,800	193,664
F-Tech, Inc.	3,500	39,228
F@N Communications Inc.	11,600	82,220
Faith, Inc.	510	5,577
FALCO HOLDINGS Company, Ltd.	2,800	35,259
FamilyMart Company, Ltd.	10,723	768,591
Fancl Corp.	7,100	112,100
FCC Company, Ltd.	9,500	190,646
FDK Corp. (I)(L)	25,000	23,699
Feed One Holdings Company, Ltd.	21,840	24,078
Ferrotec Corp.	8,400	110,870
FIDEA Holdings Company, Ltd.	53,906	81,432
Fields Corp.	4,000	49,608
Financial Products Group Company, Ltd.	14,300	128,333
FINDEX, Inc.	3,900	52,668
First Juken Company, Ltd.	200	2,418
FJ Next Company, Ltd.	5,300	26,438
Foster Electric Company, Ltd.	6,400	112,356
FP Corp.	6,400	337,773
France Bed Holdings Company, Ltd.	4,600	38,401
Freund Corp.	1,200	14,497
FTGroup Company, Ltd.	3,900	32,205
Fudo Tetra Corp.	33,500	55,374
Fuji Company, Ltd.	5,000	91,200
Fuji Corp., Ltd.	7,900	51,143
Fuji Kiko Company, Ltd.	7,000	22,690
Fuji Kosan Company, Ltd.	1,100	4,084
Fuji Kyuko Company, Ltd.	14,000	150,694
Fuji Oil Company, Ltd	10,100	29,583
Fuji Oil Holdings, Inc.	14,900	289,675
Fuji Pharma Company, Ltd.	2,200	51,056
Fuji Seal International, Inc.	5,400	205,285
Fuji Soft, Inc.	6,200	168,095
Fujibo Holdings, Inc.	28,000	83,430
Fujicco Company, Ltd.	4,000	82,733
Fujikura Kasei Company, Ltd.	8,600	49,581
Fujikura Rubber, Ltd.	3,100	14,151
Fujikura, Ltd.	62,000	348,604
Fujimi, Inc.	4,100	54,794
Fujimori Kogyo Company, Ltd.	3,400	76,740
Fujisash Company, Ltd.	38,000	31,576
Fujishoji Company, Ltd.	2,400	24,182
Fujita Kanko, Inc.	11,000	40,259

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       37

	Shares	Value
Japan (continued)
Fujitec Company, Ltd.	18,000	$200,599
Fujitsu Frontech, Ltd.	2,600	25,027
Fujitsu General, Ltd.	6,000	122,054
Fujiya Company, Ltd.	28,000	53,616
Fukoku Company, Ltd.	3,000	21,675
Fukuda Corp.	6,000	63,570
Fukushima Industries Corp.	3,300	101,418
Fukuyama Transporting Company, Ltd. (L)	32,000	184,882
Fullcast Holdings Company, Ltd.	4,900	40,187
Fumakilla, Ltd.	4,000	23,785
Funai Electric Company, Ltd.	3,500	27,554
Funai Soken Holdings, Inc.	6,120	81,636
Furukawa Battery Company, Ltd.	2,000	11,080
Furukawa Company, Ltd.	81,000	123,083
Furukawa Electric Company, Ltd.	176,000	454,598
Furuno Electric Company, Ltd.	4,500	23,526
Furusato Industries, Ltd.	3,100	39,662
Furuya Metal Company, Ltd.	700	10,581
Fuso Chemical Company, Ltd.	3,600	64,648
Fuso Pharmaceutical Industries, Ltd.	19,000	48,731
Futaba Corp.	4,857	72,879
Futaba Industrial Company, Ltd.	16,000	75,296
Future Corp.	6,000	42,789
Fuyo General Lease Company, Ltd.	4,600	216,742
G-7 Holdings, Inc.	1,300	15,404
G-Tekt Corp.	5,000	89,046
Gakken Company, Ltd.	18,000	52,241
GCA Savvian Corp.	5,100	40,279
Gecoss Corp.	2,500	19,785
Genki Sushi Company, Ltd.	1,600	31,057
Genky Stores, Inc.	700	23,318
Geo Holdings Corp.	7,500	95,543
GLOBERIDE, Inc.	2,100	29,523
Glory, Ltd.	11,100	356,088
GMO Internet, Inc. (L)	17,500	253,644
GMO Payment Gateway, Inc.	4,200	193,563
Godo Steel, Ltd.	30,000	51,841
Goldcrest Company, Ltd.	4,970	79,729
Grandy House Corp.	3,100	10,002
Gree, Inc.	26,700	135,563
GS Yuasa Corp.	88,000	343,099
GSI Creos Corp.	11,000	11,064
Gun-Ei Chemical Industry Company, Ltd.	14,000	40,853
Gunze, Ltd.	48,000	141,631
Gurunavi, Inc.	6,800	168,302
H-One Company, Ltd.	6,100	41,918
Hagihara Industries, Inc.	1,500	33,619

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       38

	Shares	Value
Japan (continued)
Hakuto Company, Ltd.	3,500	$30,776
Hakuyosha Company, Ltd.	200	4,538
Halows Company, Ltd. (L)	600	11,927
Hamakyorex Company, Ltd.	3,700	61,761
Hanwa Company, Ltd.	44,000	245,756
Happinet Corp.	4,100	45,112
Hard Off Corporation Company, Ltd.	2,200	21,818
Harima Chemicals, Inc.	900	4,109
Harmonic Drive Systems, Inc.	3,600	100,955
Haruyama Trading Company, Ltd.	2,700	19,006
Hayashikane Sangyo Company, Ltd. (I)	19,000	15,430
Hazama Ando Corp.	43,600	243,146
Hearts United Group Company, Ltd.	1,600	59,570
Heiwa Corp.	12,700	272,471
Heiwa Real Estate Company, Ltd.	11,300	146,225
Heiwado Company, Ltd.	7,700	138,637
Hi-lex Corp.	6,400	167,871
Hibiya Engineering, Ltd.	4,700	73,355
Hiday Hidaka Corp.	3,369	73,366
Himaraya Company, Ltd. (L)	600	4,718
Hioki EE Corp.	2,600	45,707
Hirakawa Hewtech Corp.	1,200	8,773
Hiramatsu, Inc.	7,300	42,349
Hiroshima Gas Company, Ltd.	6,200	18,579
HIS Company, Ltd. (L)	2,900	72,961
Hisaka Works, Ltd.	4,000	30,648
Hitachi Koki Company, Ltd.	13,200	92,865
Hitachi Kokusai Electric, Inc.	12,000	213,032
Hitachi Transport System, Ltd.	7,900	154,864
Hitachi Zosen Corp.	44,880	234,541
Hito Communications, Inc.	600	8,393
Hochiki Corp.	4,600	50,253
Hodogaya Chemical Company, Ltd.	11,000	28,003
Hogy Medical Company, Ltd.	3,200	217,530
Hokkaido Coca-Cola Bottling Company, Ltd.	1,000	5,800
Hokkaido Electric Power Company, Inc.	39,500	320,427
Hokkaido Gas Company, Ltd.	19,000	50,510
Hokkan Holdings, Ltd.	17,000	55,564
Hokko Chemical Industry Company, Ltd.	5,000	13,731
Hokuetsu Industries Company, Ltd.	6,100	38,520
Hokuetsu Kishu Paper Company, Ltd.	35,000	220,049
Hokuhoku Financial Group, Inc.	135,000	186,947
Hokuriku Electric Industry Company, Ltd.	13,000	14,838
Hokuto Corp.	6,000	102,583
Honeys Company, Ltd.	3,760	45,448
Hoosiers Holdings	8,400	41,520
Horiba, Ltd.	8,692	404,400

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       39

	Shares	Value
Japan (continued)
Hosiden Corp.	14,000	$104,925
Hosokawa Micron Corp.	10,000	53,990
House Foods Group, Inc.	8,200	176,528
Howa Machinery, Ltd.	5,200	26,131
I-Net Corp.	2,000	19,863
Ibiden Company, Ltd.	20,000	253,651
IBJ Leasing Company, Ltd.	8,100	164,885
Ichibanya Company, Ltd.	800	24,501
Ichiken Company, Ltd.	8,000	22,224
Ichikoh Industries, Ltd.	8,000	25,781
Ichinen Holdings Company, Ltd.	6,100	52,928
Ichiyoshi Securities Company, Ltd.	9,200	72,651
Icom, Inc.	1,000	18,053
Idec Corp.	7,800	68,419
IDOM, Inc. (L)	15,000	89,489
Ihara Chemical Industry Company, Ltd.	12,700	108,529
Iino Kaiun Kaisha, Ltd.	24,900	89,651
IJT Technology Holdings Company, Ltd.	8,060	28,067
Ikegami Tsushinki Company, Ltd. (L)	19,000	24,807
Imagica Robot Holdings, Inc.	2,700	13,864
Imasen Electric Industrial	4,200	35,585
Imperial Hotel, Ltd.	2,300	46,873
Inaba Denki Sangyo Company, Ltd.	6,500	213,710
Inaba Seisakusho Company, Ltd.	1,900	23,742
Inabata & Company, Ltd.	10,700	100,021
Inageya Company, Ltd.	7,800	103,464
Ines Corp.	7,100	80,489
Infocom Corp.	3,600	48,029
Information Services International-Dentsu, Ltd.	3,200	58,524
Innotech Corp.	3,900	18,517
Intage Holdings, Inc.	4,000	60,564
Internet Initiative Japan, Inc.	6,900	127,349
Inui Global Logistics Company, Ltd.	4,890	46,283
Iriso Electronics Company, Ltd.	2,400	141,870
Ise Chemical Corp.	3,000	13,021
Iseki & Company, Ltd.	45,000	113,232
Ishihara Sangyo Kaisha, Ltd. (I)	104,000	67,418
Ishii Iron Works Company, Ltd.	16,000	23,983
Istyle, Inc. (L)	5,100	34,190
Itfor, Inc.	6,100	33,116
Itochu Enex Company, Ltd.	11,400	82,689
Itochu-Shokuhin Company, Ltd.	1,400	54,138
Itoham Yonekyu Holdings, Inc. (I)	42,340	400,356
Itoki Corpitoki Corp.	11,100	68,626
IwaiCosmo Holdings, Inc.	5,200	46,320
Iwaki & Company, Ltd.	9,000	16,196
Iwasaki Electric Company, Ltd.	17,000	23,698

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       40

	Shares	Value
Japan (continued)
Iwatani Corp.	45,000	$247,255
Iwatsu Electric Company, Ltd. (I)	38,000	25,361
Izutsuya Company, Ltd. (I)	2,500	10,343
J Trust Company, Ltd.	18,200	138,136
J-Oil Mills, Inc.	23,000	73,569
JAC Recruitment Company, Ltd.	2,500	26,519
Jaccs Company, Ltd.	9,000	34,103
Jalux, Inc.	1,500	23,560
Jamco Corp. (L)	2,600	48,137
Janome Sewing Machine Company, Ltd. (I)	4,700	26,666
Japan Asia Group, Ltd.	2,700	9,214
Japan Aviation Electronics Industry, Ltd.	15,000	232,958
Japan Cash Machine Company, Ltd. (L)	3,800	44,993
Japan Digital Laboratory Company, Ltd.	4,900	69,651
Japan Display, Inc. (I)	79,200	112,757
Japan Drilling Company, Ltd.	1,200	26,621
Japan Material Company, Ltd.	1,800	66,682
Japan Medical Dynamic Marketing, Inc.	3,400	27,565
Japan Property Management Center Company, Ltd.	2,900	31,732
Japan Pulp & Paper Company, Ltd.	20,000	64,390
Japan Radio Company, Ltd.	18,000	46,098
Japan Securities Finance Company, Ltd.	30,800	139,793
Japan Transcity Corp.	12,000	40,363
Jastec Company, Ltd.	2,100	20,256
JBCC Holdings, Inc.	4,900	31,240
JCU Corp.	800	28,741
Jeol, Ltd.	18,000	66,190
Jimoto Holdings, Inc.	7,300	10,520
Jin Company, Ltd. (L)	2,900	133,100
JK Holdings Company, Ltd.	3,600	16,919
JMS Company, Ltd.	7,000	18,064
Joban Kosan Company, Ltd.	20,000	29,382
Joshin Denki Company, Ltd.	11,000	90,432
JP-Holdings, Inc. (L)	14,400	36,945
JSP Corp.	5,300	104,353
Juki Corp.	7,100	50,326
Justsystems Corp.	8,900	74,459
JVC Kenwood Corp.	33,728	79,320
K&O Energy Group, Inc.	4,100	51,257
K's Holdings Corp.	24,400	385,289
kabu.com Securities Company, Ltd.	33,900	110,855
Kabuki-Za Company, Ltd.	1,000	48,086
Kadokawa Dwango Corp.	11,457	141,190
Kaga Electronics Company, Ltd.	4,700	55,191
Kakiyasu Honten Company, Ltd.	2,100	36,937
Kameda Seika Company, Ltd.	3,000	145,361
Kamei Corp.	5,100	40,772

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       41

	Shares	Value
Japan (continued)
Kanaden Corp.	4,000	$36,197
Kanagawa Chuo Kotsu Company, Ltd.	8,000	50,215
Kanamoto Company, Ltd.	6,500	137,288
Kandenko Company, Ltd.	27,000	240,195
Kaneko Seeds Company, Ltd.	1,600	20,222
Kanematsu Corp.	100,000	147,020
Kanematsu Electronics, Ltd.	2,800	51,424
Kansai Super Market, Ltd. (L)	4,800	57,999
Kansai Urban Banking Corp.	7,500	72,377
Kanto Denka Kogyo Company, Ltd.	11,000	92,373
Kappa Create Company, Ltd.	6,200	72,511
Kasai Kogyo Company, Ltd.	7,000	64,826
Katakura Industries Company, Ltd.	5,900	64,446
Kato Sangyo Company, Ltd.	6,000	131,436
Kato Works Company, Ltd.	11,000	43,068
KAWADA TECHNOLOGIES, Inc.	1,400	61,112
Kawai Musical Instruments Manufacturing Company, Ltd.	2,800	46,838
Kawasaki Kisen Kaisha, Ltd. (L)	254,000	642,143
Kawasumi Laboratories, Inc.	3,500	19,395
Keihanshin Building Company, Ltd.	9,600	49,110
Keihin Company, Ltd.	10,000	12,279
Keihin Corp.	11,300	173,761
Keiyo Company, Ltd.	6,500	32,223
Kenedix, Inc.	23,700	108,956
Kenko Mayonnaise Company, Ltd.	1,800	46,437
Key Coffee, Inc.	4,300	80,101
KFC Holdings Japan, Ltd.	3,000	54,447
KI Holdings Company, Ltd. (I)	3,000	10,340
Kimoto Company, Ltd.	13,400	26,187
Kimura Chemical Plants Company, Ltd.	2,700	8,017
Kimura Unity Company, Ltd.	100	977
King Jim Company, Ltd.	3,700	30,217
Kintetsu Department Store Company, Ltd. (I)	9,000	29,762
Kintetsu World Express, Inc. (L)	7,900	96,225
Kissei Pharmaceutical Company, Ltd.	4,200	101,155
Kitagawa Iron Works Company, Ltd.	22,000	34,664
Kitano Construction Corp.	19,000	47,558
Kito Corp.	5,100	43,066
Kitz Corp.	20,700	116,612
KLab, Inc. (I)	7,500	48,750
KNT-CT Holdings Company, Ltd. (I)	32,000	35,590
Koa Corp.	8,300	64,922
Koatsu Gas Kogyo Company, Ltd.	9,000	53,649
Kobe Bussan Company, Ltd.	1,600	32,613
Kobe Electric Railway Company, Ltd. (I)	13,000	45,988
Kobelco Eco-Solutions Company, Ltd.	6,000	23,318
Kogi Corp.	6,000	13,396

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       42

	Shares	Value
Japan (continued)
Kohnan Shoji Company, Ltd.	7,300	$132,798
Kohsoku Corp.	3,200	27,773
Koike Sanso Kogyo Company, Ltd.	5,000	10,883
Kojima Company, Ltd.	9,900	22,111
Kokusai Company, Ltd.	2,400	19,531
Kokuyo Company, Ltd.	22,673	313,362
Komaihaltec, Inc.	12,000	21,919
Komatsu Seiren Company, Ltd.	4,000	25,050
Komatsu Wall Industry Company, Ltd.	2,000	30,825
Komehyo Company, Ltd.	900	7,937
Komeri Company, Ltd.	7,800	180,994
Komori Corp.	8,324	102,463
Konaka Company, Ltd.	6,300	30,194
Kondotec, Inc.	6,100	44,560
Konishi Company, Ltd.	7,400	81,460
Konoike Transport Company, Ltd.	6,100	79,471
Kosaido Company, Ltd. (I)	3,700	10,726
Kosei Securities Company, Ltd.	19,000	21,890
Koshidaka Holdings Company, Ltd.	1,800	31,178
Kotobuki Spirits Company, Ltd.	3,900	81,082
Kourakuen Corp.	2,900	42,434
Krosaki Harima Corp.	8,000	19,102
KRS Corp.	1,800	37,404
Kumagai Gumi Company, Ltd.	81,000	218,570
Kumiai Chemical Industry Company, Ltd.	800	4,464
Kura Corp.	2,800	136,939
Kurabo Industries, Ltd.	47,000	84,141
Kureha Corp.	34,000	128,247
Kurimoto, Ltd.	32,000	55,714
Kuroda Electric Company, Ltd.	7,200	135,315
Kusuri No Aoki Company, Ltd. (L)	4,100	150,175
KYB Corp.	54,000	219,621
Kyodo Printing Company, Ltd.	26,000	80,717
Kyoei Steel, Ltd.	6,000	116,452
Kyokuto Kaihatsu Kogyo Company, Ltd.	7,600	80,563
Kyokuto Securities Company, Ltd.	4,900	61,951
Kyokuyo Company, Ltd.	27,000	68,361
KYORIN Holdings, Inc.	10,600	212,646
Kyoritsu Maintenance Company, Ltd.	2,840	185,379
Kyoritsu Printing Company, Ltd.	9,100	26,923
Kyosan Electric Manufacturing Company, Ltd.	15,000	52,883
Kyowa Electronics Instruments Company, Ltd.	8,000	25,762
Kyowa Exeo Corp.	23,400	336,428
Kyowa Leather Cloth Company, Ltd.	2,800	20,179
Kyudenko Corp.	9,100	287,511
Kyushu Financial Group, Inc.	96,480	572,821
LAC Company, Ltd.	4,100	36,269

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       43

	Shares	Value
Japan (continued)
Land Business Company, Ltd.	7,800	$19,179
Laox Company, Ltd. (I)(L)	4,900	36,008
Lasertec Corp.	3,900	78,938
LEC, Inc.	1,000	19,989
Leopalace21 Corp.	68,500	454,676
Life Corp.	3,500	95,279
Link And Motivation, Inc.	8,500	20,041
Lintec Corp.	12,300	231,221
Look, Inc.	9,000	11,661
Macnica Fuji Electronics Holdings, Inc.	10,600	110,340
Maeda Corp.	31,000	258,610
Maeda Kosen Company, Ltd.	4,900	54,440
Maeda Road Construction Company, Ltd.	16,000	272,120
Maezawa Kasei Industries Company, Ltd.	2,000	19,562
Maezawa Kyuso Industries Company, Ltd.	2,500	31,785
Makino Milling Machine Company, Ltd.	27,575	176,686
Mamezou Holdings Company, Ltd.	1,900	17,175
Mamiya-Op Company, Ltd.	20,000	22,640
Mandom Corp.	1,770	72,441
Mani, Inc.	5,600	113,062
Mars Engineering Corp.	2,800	51,660
Marubun Corp.	5,600	30,823
Marudai Food Company, Ltd.	26,000	114,919
Maruei Department Store Company, Ltd. (I)	7,000	5,552
Marufuji Sheet Piling Company, Ltd.	3,000	6,377
Maruha Nichiro Corp.	10,681	248,155
Maruka Machinery Company, Ltd.	1,000	10,923
Marusan Securities Company, Ltd.	6,361	52,322
Maruwa Company, Ltd.	2,100	71,777
Maruwa Unyu Kikan Company, Ltd.	700	14,521
Maruyama Manufacturing Company, Inc.	17,000	27,770
Maruzen Showa Unyu Company, Ltd.	16,000	55,770
Marvelous, Inc. (L)	7,900	56,321
Matsuda Sangyo Company, Ltd.	4,620	57,131
Matsui Construction Company, Ltd.	4,600	50,523
Matsuya Company, Ltd.	6,100	43,165
Matsuya Foods Company, Ltd.	1,600	43,538
Max Company, Ltd.	7,000	75,666
Maxvalu Tokai Company, Ltd.	2,000	33,633
MEC Company, Ltd.	4,900	47,315
Medical System Network Company, Ltd.	3,700	16,380
Megachips Corp.	5,800	91,859
Megmilk Snow Brand Company, Ltd.	11,700	360,712
Meidensha Corp.	41,086	129,616
Meiji Shipping Company, Ltd.	6,300	20,114
Meiko Electronics Company, Ltd. (I)	5,700	21,056
Meiko Network Japan Company, Ltd. (L)	5,200	48,733

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       44

	Shares	Value
Japan (continued)
Meisei Industrial Company, Ltd.	7,900	$33,485
Meitec Corp.	7,200	231,308
Meito Sangyo Company, Ltd.	1,500	19,172
Meiwa Corp.	7,500	23,634
Meiwa Estate Company, Ltd.	3,300	18,102
Melco Holdings, Inc.	2,900	69,441
Micronics Japan Company, Ltd.	6,100	81,525
Mie Kotsu Group Holdings, Inc.	3,400	11,909
Mikuni Corp.	6,200	19,455
Milbon Company, Ltd.	2,460	106,573
Mimasu Semiconductor Industry Company, Ltd.	3,400	37,909
Ministop Company, Ltd.	3,200	48,980
Miraial Company, Ltd.	1,500	10,390
Mirait Holdings Corp.	15,980	134,847
Miroku Jyoho Service Company, Ltd.	3,500	58,690
Misawa Homes Company, Ltd.	5,500	41,169
Mitani Corp.	4,800	151,315
Mitani Sekisan Company, Ltd.	3,200	64,801
Mito Securities Company, Ltd.	18,000	40,769
Mitsuba Corp.	9,200	126,573
Mitsubishi Kakoki Kaisha, Ltd.	19,000	35,854
Mitsubishi Nichiyu Forklift Company, Ltd.	9,600	44,687
Mitsubishi Paper Mills, Ltd. (I)	84,387	57,168
Mitsubishi Pencil Company, Ltd.	2,900	141,596
Mitsubishi Research Institute, Inc.	1,700	51,354
Mitsubishi Shokuhin Company, Ltd.	3,300	94,194
Mitsubishi Steel Manufacturing Company, Ltd.	38,000	61,000
Mitsuboshi Belting, Ltd.	14,000	107,903
Mitsui Engineering & Shipbuilding Company, Ltd.	197,000	273,056
Mitsui High-Tec, Inc.	4,700	31,804
Mitsui Home Company, Ltd.	7,000	30,746
Mitsui Matsushima Company, Ltd.	44,000	47,224
Mitsui Mining & Smelting Company, Ltd.	160,000	326,890
Mitsui Sugar Company, Ltd.	22,000	100,594
Mitsui-Soko Holdings Company, Ltd.	28,000	82,386
Mitsumi Electric Company, Ltd. (I)(L)	20,200	125,475
Mitsumura Printing Company, Ltd.	4,000	8,632
Mitsuuroko Group Holdings Company, Ltd.	11,600	56,733
Miyaji Engineering Group, Inc.	23,000	31,129
Miyazaki Bank, Ltd.	40,000	105,305
Miyoshi Oil & Fat Company, Ltd.	26,000	30,611
Mizuno Corp.	23,000	111,558
Mochida Pharmaceutical Company, Ltd.	1,500	103,688
Modec, Inc.	5,300	90,656
Monex Group, Inc.	55,300	133,337
Moresco Corp.	2,400	29,310
Morinaga & Company, Ltd.	47,000	379,310

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       45

	Shares	Value
Japan (continued)
Morinaga Milk Industry Company, Ltd.	48,000	$305,203
Morita Holdings Corp.	6,600	84,923
Morito Company, Ltd.	600	4,611
Morozoff, Ltd.	9,000	38,176
Mory Industries, Inc.	7,000	20,285
Mr. Max Corp.	3,200	9,902
MTI, Ltd.	8,200	49,799
Murakami Corp.	3,000	48,715
Musashi Seimitsu Industry Company, Ltd.	5,700	114,603
Mutoh Holdings Company, Ltd.	6,000	13,173
N Field Company, Ltd. (L)	2,000	32,700
NAC Company, Ltd.	3,400	28,364
Nachi-Fujikoshi Corp.	43,000	146,585
Nafco Company, Ltd.	3,200	50,531
Nagaileben Company, Ltd.	2,300	46,778
Nagano Keiki Company, Ltd.	700	3,979
Nagase & Company, Ltd.	22,000	244,539
Nagatanien Holdings Company, Ltd.	6,000	72,402
Nagawa Company, Ltd.	800	27,231
Nakabayashi Company, Ltd.	7,000	15,365
Nakamuraya Company, Ltd.	10,000	43,330
Nakanishi, Inc.	4,000	144,634
Nakano Corp.	2,100	8,050
Nakayama Steel Works, Ltd. (I)	51,000	30,129
Nakayamafuku Company, Ltd.	2,500	18,055
Namura Shipbuilding Company, Ltd.	12,472	78,264
Narasaki Sangyo Company, Ltd.	8,000	18,313
Natori Company, Ltd.	2,500	38,848
NDS Company, Ltd.	17,000	40,933
NEC Capital Solutions, Ltd.	1,600	24,280
NEC Networks & System Integration Corp.	6,200	101,284
NET One Systems Company, Ltd.	19,300	131,174
Neturen Company, Ltd.	9,300	64,718
New Japan Chemical Company, Ltd. (I)	13,900	18,555
New Japan Radio Company, Ltd. (I)	5,000	16,718
Next Company, Ltd.	13,100	90,220
Nexyz Group Corp.	1,000	10,003
Nice Holdings, Inc.	23,000	30,047
Nichi-iko Pharmaceutical Company, Ltd.	10,700	189,135
Nichia Steel Works, Ltd.	4,000	8,466
Nichias Corp.	27,000	240,986
Nichiban Company, Ltd.	4,000	29,190
Nichicon Corp.	13,273	108,034
Nichiden Corp.	1,900	52,592
Nichiha Corp.	6,900	127,659
NichiiGakkan Company, Ltd.	10,700	85,208
Nichimo Company, Ltd.	7,000	10,420

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       46

	Shares	Value
Japan (continued)
Nichireki Company, Ltd.	7,300	$51,743
Nihon Chouzai Company, Ltd.	980	33,376
Nihon Dempa Kogyo Company, Ltd.	3,400	27,432
Nihon Eslead Corp.	2,100	20,428
Nihon House Holdings Company, Ltd.	9,500	33,693
Nihon Nohyaku Company, Ltd.	20,100	98,948
Nihon Parkerizing Company, Ltd.	22,400	299,263
Nihon Plast Company, Ltd.	3,000	28,719
Nihon Tokushu Toryo Company, Ltd.	4,400	47,164
Nihon Trim Company, Ltd.	1,100	58,753
Nihon Unisys, Ltd.	13,700	174,364
Nihon Yamamura Glass Company, Ltd.	28,000	45,757
Nikkiso Company, Ltd.	15,100	132,982
Nikko Company, Ltd.	8,000	24,230
Nikkon Holdings Company, Ltd.	15,500	334,653
Nippi, Inc.	4,000	29,635
Nippo Corp.	16,000	289,972
Nippon Air Conditioning Services Company, Ltd.	4,500	24,986
Nippon Beet Sugar Manufacturing Company, Ltd.	34,000	61,522
Nippon Carbide Industries Company, Inc.	25,000	33,839
Nippon Carbon Company, Ltd.	25,000	41,389
Nippon Ceramic Company, Ltd.	2,900	54,483
Nippon Chemi-Con Corp.	41,271	71,920
Nippon Chemical Industrial Company, Ltd.	25,000	53,413
Nippon Chemiphar Company, Ltd.	8,000	34,719
Nippon Coke & Engineering Company, Ltd.	66,300	45,520
Nippon Concrete Industries Company, Ltd.	13,000	43,368
Nippon Denko Company, Ltd.	26,400	42,925
Nippon Densetsu Kogyo Company, Ltd.	8,400	158,041
Nippon Felt Company, Ltd.	2,700	12,819
Nippon Filcon Company, Ltd.	3,100	13,121
Nippon Fine Chemical Company, Ltd.	4,400	30,423
Nippon Flour Mills Company, Ltd.	32,000	222,110
Nippon Gas Company, Ltd.	7,200	200,744
Nippon Hume Corp.	3,900	24,051
Nippon Kanzai Company, Ltd.	1,600	24,559
Nippon Kasei Chemical Company, Ltd.	5,000	5,751
Nippon Kayaku Company, Ltd.	38,000	416,222
Nippon Kinzoku Company, Ltd. (I)	13,000	12,580
Nippon Kodoshi Corp.	2,000	14,567
Nippon Koei Company, Ltd.	21,000	81,148
Nippon Koshuha Steel Company, Ltd.	24,000	16,027
Nippon Light Metal Holdings Company, Ltd.	136,400	290,227
Nippon Paper Industries Company, Ltd. (L)	23,600	437,245
Nippon Parking Development Company, Ltd.	41,100	51,623
Nippon Pillar Packing Company, Ltd.	5,500	51,673
Nippon Piston Ring Company, Ltd.	3,400	48,276

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       47

	Shares	Value
Japan (continued)
Nippon Rietec Company, Ltd.	3,000	$25,886
Nippon Seiki Company, Ltd.	12,000	226,802
Nippon Seisen Company, Ltd.	6,000	24,660
Nippon Sharyo, Ltd. (I)	17,000	43,563
Nippon Sheet Glass Company, Ltd. (I)	250,000	193,564
Nippon Shokubai Company, Ltd.	300	18,435
Nippon Soda Company, Ltd.	32,000	161,705
Nippon Steel & Sumikin Bussan Corp.	43,680	149,607
Nippon Suisan Kaisha, Ltd.	59,365	249,111
Nippon Synthetic Chemical Industry Company, Ltd.	10,000	87,809
Nippon Systemware Company, Ltd.	1,900	29,014
Nippon Thompson Company, Ltd.	16,200	56,951
Nippon Valqua Industries, Ltd.	22,000	57,868
Nippon Yakin Kogyo Company, Ltd.	44,800	62,974
Nipro Corp.	32,000	398,829
Nishi-Nippon Railroad Company, Ltd.	96,000	442,198
Nishikawa Rubber Company, Ltd.	4,000	59,482
Nishimatsu Construction Company, Ltd.	68,000	309,693
Nishimatsuya Chain Company, Ltd.	4,900	67,345
Nishio Rent All Company, Ltd.	4,100	101,365
Nissan Shatai Company, Ltd.	14,100	128,536
Nissan Tokyo Sales Holdings Company, Ltd.	5,000	11,411
Nissei ASB Machine Company, Ltd.	2,300	36,634
Nissei Build Kogyo Company, Ltd.	13,000	57,432
Nissei Corp.	1,100	9,942
Nissei Plastic Industrial Company, Ltd.	4,600	27,586
Nissha Printing Company, Ltd. (L)	7,100	171,339
Nisshin Fudosan Company, Ltd.	11,900	40,224
Nisshin Oillio Group, Ltd.	36,000	153,656
Nisshin Steel Company, Ltd.	25,296	325,439
Nisshinbo Holdings, Inc.	34,600	352,158
Nissin Corp.	26,000	72,232
Nissin Electric Company, Ltd.	12,400	193,020
Nissin Kogyo Company, Ltd.	10,600	154,540
Nissin Sugar Holdings Company, Ltd.	1,500	19,592
Nissui Pharmaceutical Company, Ltd.	2,700	29,104
Nitta Corp.	4,800	112,075
Nitta Gelatin, Inc.	3,400	23,829
Nittan Valve Company, Ltd.	4,000	13,657
Nittetsu Mining Company, Ltd.	11,000	39,055
Nitto Boseki Company, Ltd.	42,229	143,362
Nitto FC Company, Ltd.	1,000	7,667
Nitto Kogyo Corp.	6,000	74,793
Nitto Kohki Company, Ltd.	2,500	54,641
Nitto Seiko Company, Ltd.	8,000	27,783
Nittoc Construction Company, Ltd.	7,600	35,353
Nittoku Engineering Company, Ltd.	3,700	44,371

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       48

	Shares	Value
Japan (continued)
NJS Company, Ltd.	1,900	$20,321
Noevir Holdings Company, Ltd.	2,800	81,907
NOF Corp.	37,000	374,109
Nohmi Bosai, Ltd.	6,300	89,910
Nojima Corp.	4,100	46,750
Nomura Company, Ltd.	8,400	114,392
Noritake Company, Ltd.	26,000	58,336
Noritsu Koki Company, Ltd.	2,000	12,833
Noritz Corp.	8,100	158,658
North Pacific Bank, Ltd.	84,500	286,378
NS Solutions Corp.	8,500	147,208
NS United Kaiun Kaisha, Ltd.	27,000	34,278
NSD Company, Ltd.	4,106	63,531
NTN Corp.	84,000	308,743
NuFlare Technology, Inc.	1,000	48,339
OAK Capital Corp. (L)	16,400	24,074
Obara Group, Inc.	3,300	116,989
Obayashi Road Corp.	4,800	29,588
Odelic Company, Ltd.	1,000	34,816
Oenon Holdings, Inc.	22,000	44,072
Ohara, Inc. (L)	2,000	12,763
Ohashi Technica, Inc.	3,800	43,705
Ohba Company, Ltd.	600	2,297
Ohsho Food Service Corp.	2,200	84,479
Oiles Corp.	5,972	97,208
Okabe Company, Ltd.	8,300	67,081
Okamoto Industries, Inc.	14,000	155,199
Okamoto Machine Tool Works, Ltd.	7,000	9,002
Okamura Corp.	17,200	157,760
Okasan Securities Group, Inc.	41,000	208,994
Oki Electric Industry Company, Ltd.	210,000	280,714
Okinawa Cellular Telephone Company	3,200	96,556
OKK Corp.	25,000	24,185
OKUMA Corp.	31,382	240,513
Okumura Corp.	39,000	210,466
Okura Industrial Company, Ltd.	15,000	49,912
Okuwa Company, Ltd.	7,000	64,489
Olympic Corp.	1,000	4,606
ONO Sokki Company, Ltd.	2,000	15,917
Onoken Company, Ltd.	4,400	50,696
Onward Holdings Company, Ltd.	32,000	225,228
Ootoya Holdings Company, Ltd.	700	12,627
Open House Company, Ltd.	7,300	157,861
OPT Holding, Inc.	3,900	27,466
Optex Company, Ltd.	2,000	42,076
Organo Corp.	12,000	47,797
Origin Electric Company, Ltd.	11,000	27,095

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       49

	Shares	Value
Japan (continued)
Osaka Organic Chemical Industry, Ltd.	5,300	$31,988
Osaka Soda Company, Ltd.	18,000	67,665
Osaka Steel Company, Ltd.	3,200	54,090
OSAKA Titanium Technologies Company, Ltd.	4,800	72,886
Osaki Electric Company, Ltd.	8,000	73,274
OSG Corp. (L)	18,600	345,317
OSJB Holdings Corp.	16,500	32,718
Otsuka Kagu, Ltd. (L)	2,100	18,281
OUG Holdings, Inc.	5,000	11,748
Outsourcing, Inc.	2,900	108,475
Oyo Corp.	4,800	48,655
Pacific Industrial Company, Ltd.	10,800	123,260
Pacific Metals Company, Ltd. (I)	39,000	109,032
Pal Company, Ltd.	2,700	56,476
Paltac Corp.	7,500	155,885
PanaHome Corp.	22,000	162,857
Panasonic Electric Works SUNX Company, Ltd.	6,100	32,463
Paramount Bed Holdings Company, Ltd.	4,100	147,921
Parco Company, Ltd.	5,600	48,310
Paris Miki Holdings, Inc.	6,300	25,753
Pasco Corp.	4,000	11,787
Pasona Group, Inc.	3,300	23,247
PC Depot Corp.	8,200	56,541
Pegasus Sewing Machine Manufacturing Company, Ltd.	5,500	27,220
Penta-Ocean Construction Company, Ltd.	68,400	361,271
PIA Corp.	1,100	22,687
Pilot Corp.	8,000	314,756
Piolax, Inc.	2,600	148,557
Pioneer Corp. (I)	80,300	176,471
Plenus Company, Ltd.	4,800	79,691
Pocket Card Company, Ltd.	2,200	10,766
Poletowin Pitcrew Holdings, Inc.	2,000	13,834
Press Kogyo Company, Ltd.	27,700	119,148
Pressance Corp.	2,300	94,817
Prestige International, Inc.	4,900	72,322
Prima Meat Packers, Ltd.	40,000	130,479
Pronexus, Inc.	4,800	49,788
Proto Corp.	3,400	38,704
PS Mitsubishi Construction Company, Ltd.	8,700	30,202
Qol Company, Ltd.	3,800	54,823
Quick Company, Ltd.	1,500	12,945
Raito Kogyo Company, Ltd.	10,500	113,160
Rasa Industries, Ltd. (I)	21,000	20,701
Raysum Company, Ltd.	4,300	26,592
Relo Group, Inc.	2,000	283,654
Renaissance, Inc.	2,700	32,502
Rengo Company, Ltd.	46,000	273,487

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       50

	Shares	Value
Japan (continued)
Renown, Inc. (I)	15,500	$15,446
Retail Partners Company, Ltd.	1,600	17,299
Rheon Automatic Machinery Company, Ltd.	3,400	22,495
Rhythm Watch Company, Ltd.	29,000	50,213
Riberesute Corp.	2,000	13,976
Ricoh Leasing Company, Ltd.	4,000	104,153
Right On Company, Ltd.	3,400	35,241
Riken Corp.	26,000	84,489
Riken Keiki Company, Ltd.	4,100	42,690
Riken Technos Corp.	11,800	51,009
Riken Vitamin Company, Ltd.	1,600	65,306
Ringer Hut Company, Ltd.	3,900	86,185
Rion Company, Ltd.	1,600	17,774
Riso Kagaku Corp.	5,500	90,167
Riso Kyoiku Company, Ltd.	5,500	24,566
Rock Field Company, Ltd.	3,800	50,832
Rohto Pharmaceutical Company, Ltd.	26,000	407,952
Rokko Butter Company, Ltd.	2,100	53,970
Roland DG Corp.	2,600	53,449
Rorze Corp.	2,400	47,603
Round One Corp.	16,000	112,175
Royal Holdings Company, Ltd.	6,600	107,386
Ryobi, Ltd.	37,000	163,823
Ryoden Corp.	8,000	51,707
Ryosan Company, Ltd.	7,729	232,396
Ryoyo Electro Corp.	3,200	37,527
S Foods, Inc.	3,400	82,867
S&B Foods, Inc.	500	22,546
Sac's Bar Holdings, Inc.	3,900	38,970
Saibu Gas Company, Ltd.	84,000	198,117
Saizeriya Company, Ltd.	7,300	152,367
Sakai Chemical Industry Company, Ltd.	20,000	59,939
Sakai Heavy Industries, Ltd.	11,000	19,982
Sakai Moving Service Company, Ltd.	2,000	45,038
Sakai Ovex Company, Ltd.	19,000	32,523
Sakata INX Corp.	11,200	132,146
Sakata Seed Corp.	4,500	99,739
Sala Corp.	4,500	26,274
SAMTY Company, Ltd.	2,700	25,424
San Holdings, Inc.	200	2,693
San-A Company, Ltd.	3,900	182,853
San-Ai Oil Company, Ltd.	14,100	88,659
Sanden Holdings Corp.	29,000	82,858
Sanei Architecture Planning Company, Ltd.	1,100	11,591
Sangetsu Company, Ltd.	13,200	233,378
Sanken Electric Company, Ltd.	32,437	104,921
Sanki Engineering Company, Ltd.	11,700	94,516

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       51

	Shares	Value
Japan (continued)
Sanko Marketing Foods Company, Ltd.	500	$4,428
Sanko Metal Industrial Company, Ltd.	6,000	16,522
Sankyo Frontier Company, Ltd.	2,000	17,240
Sankyo Seiko Company, Ltd.	10,400	32,877
Sankyo Tateyama, Inc.	7,100	107,196
Sankyu, Inc.	70,000	399,182
Sanoh Industrial Company, Ltd.	6,300	34,202
Sanrio Company, Ltd.	8,600	160,227
Sansha Electric Manufacturing Company, Ltd.	4,100	18,902
Sanshin Electronics Company, Ltd.	4,600	37,723
Sanwa Holdings Corp.	50,524	448,673
Sanyo Chemical Industries, Ltd.	16,000	134,972
Sanyo Denki Company, Ltd.	9,000	46,752
Sanyo Electric Railway Company, Ltd.	16,000	78,050
Sanyo Housing Nagoya Company, Ltd.	2,700	23,294
Sanyo Shokai, Ltd.	33,000	52,364
Sanyo Special Steel Company, Ltd.	28,648	156,670
Sanyo Trading Company, Ltd.	1,300	14,476
Sapporo Holdings, Ltd.	20,800	510,247
Sata Construction Company, Ltd.	1,800	6,437
Sato Holdings Corp.	5,800	122,336
Sato Restaurant Systems Company, Ltd.	5,300	41,887
Sato Shoji Corp.	2,600	17,319
Satori Electric Company, Ltd.	4,700	30,717
Sawada Holdings Company, Ltd.	8,300	74,981
Saxa Holdings, Inc.	18,000	39,349
SBI Holdings, Inc.	18,500	220,018
SBS Holdings, Inc.	5,100	49,230
Scroll Corp.	9,200	32,589
Seed Company, Ltd.	400	4,758
Seibu Electric Industry Company, Ltd.	3,000	11,809
Seika Corp.	15,000	37,023
Seikitokyu Kogyo Company, Ltd.	9,200	45,031
Seiko Holdings Corp.	46,000	142,582
Seiren Company, Ltd.	11,900	132,928
Sekisui Jushi Corp.	7,800	122,047
Sekisui Plastics Company, Ltd.	15,000	48,340
Senko Company, Ltd.	26,400	160,024
Senshu Electric Company, Ltd.	1,500	22,126
Senshu Ikeda Holdings, Inc.	66,600	301,621
Senshukai Company, Ltd.	6,300	42,104
Septeni Holdings Company, Ltd.	4,300	111,931
Seria Company, Ltd.	6,000	396,600
SFP Dining Company, Ltd.	1,500	20,032
Shibaura Electronics Company, Ltd.	1,700	29,496
Shibaura Mechatronics Corp.	10,000	23,015
Shibusawa Warehouse Company, Ltd.	16,000	44,243

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       52

	Shares	Value
Japan (continued)
Shibuya Corp.	4,600	$84,843
Shidax Corp.	6,600	26,859
Shikibo, Ltd.	39,000	40,367
Shikoku Chemicals Corp.	10,000	91,476
Shima Seiki Manufacturing, Ltd.	6,500	143,234
Shimachu Company, Ltd.	12,800	286,121
Shimojima Company, Ltd.	1,800	17,699
Shin Nippon Air Technologies Company, Ltd.	4,400	45,051
Shin-Etsu Polymer Company, Ltd.	9,100	60,637
Shin-Keisei Electric Railway Company, Ltd.	4,000	14,929
Shinagawa Refractories Company, Ltd.	11,000	21,161
Shindengen Electric Manufacturing Company, Ltd.	17,000	67,130
Shinkawa, Ltd. (I)	1,700	10,497
Shinko Electric Industries Company, Ltd.	16,900	93,861
Shinko Plantech Company, Ltd.	9,700	65,977
Shinko Shoji Company, Ltd.	5,400	54,075
Shinmaywa Industries, Ltd.	22,000	140,027
Shinnihon Corp.	6,400	49,923
Shinoken Group Company, Ltd.	2,500	41,202
Shinsho Corp.	15,000	25,373
Shinwa Company, Ltd.	2,000	29,148
Ship Healthcare Holdings, Inc.	10,000	267,219
Shizuki Electric Company, Inc.	5,000	27,157
Shizuoka Gas Company, Ltd.	13,500	96,980
Shobunsha Publications, Inc.	2,400	12,571
Shochiku Company, Ltd.	7,000	75,044
Shoei Company, Ltd.	1,600	27,271
Shoei Foods Corp.	2,200	28,695
Shofu, Inc.	3,500	41,681
Shoko Company, Ltd. (I)	17,000	12,167
Showa Aircraft Industry Company, Ltd.	2,000	17,751
Showa Corp.	15,000	89,205
Showa Denko KK	37,400	464,126
Showa Sangyo Company, Ltd.	26,000	124,305
Siix Corp.	2,800	105,659
Sinanen Holdings Company, Ltd.	12,000	45,244
Sinfonia Technology Company, Ltd.	32,000	52,022
Sinko Industries, Ltd.	4,700	60,780
Sintokogio, Ltd.	12,400	99,112
SKY Perfect JSAT Holdings, Inc.	44,400	201,851
SMK Corp.	15,000	50,362
SMS Company, Ltd.	5,500	117,266
SNT Corp.	3,200	15,297
Soda Nikka Company, Ltd.	1,900	8,185
Sodick Company, Ltd.	11,200	74,842
Softbank Technology Corp.	1,700	33,785
Softbrain Company, Ltd. (I)	6,100	19,667

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       53

	Shares	Value
Japan (continued)
Software Service, Inc.	900	$36,882
Sogo Medical Company, Ltd.	1,800	59,445
Space Company, Ltd.	2,700	29,965
Sparx Group Company, Ltd. (L)	28,400	49,179
SPK Corp.	300	5,848
SRA Holdings, Inc.	2,300	49,335
SRG Takamiya Company, Ltd.	6,000	28,615
ST Corp.	3,700	41,179
St. Marc Holdings Company, Ltd.	3,600	92,151
Star Mica Company, Ltd.	200	3,120
Star Micronics Company, Ltd.	9,900	114,735
Starts Corp., Inc.	6,800	116,860
Starzen Company, Ltd.	1,600	66,968
Stella Chemifa Corp.	2,000	62,521
Step Company, Ltd.	2,000	21,099
Studio Alice Company, Ltd.	2,300	46,472
Sugimoto & Company, Ltd.	1,400	15,909
Sumco Corp.	40,600	355,703
Sumida Corp.	4,200	42,014
Suminoe Textile Company, Ltd.	19,000	31,423
Sumitomo Bakelite Company, Ltd.	48,000	238,798
Sumitomo Densetsu Company, Ltd.	4,800	50,153
Sumitomo Mitsui Construction Company, Ltd.	196,100	183,755
Sumitomo Osaka Cement Company, Ltd.	99,000	448,313
Sumitomo Precision Products Company, Ltd.	13,000	39,692
Sumitomo Real Estate Sales Company, Ltd.	4,700	88,751
Sumitomo Riko Company, Ltd	11,200	104,346
Sumitomo Seika Chemicals Company, Ltd.	12,000	83,225
Sumitomo Warehouse Company, Ltd.	35,952	178,612
Sun Frontier Fudousan Company, Ltd.	5,600	55,419
Sun-Wa Technos Corp.	2,900	20,144
Suncall Corp.	5,000	21,092
SWCC Showa Holdings Company, Ltd. (I)	65,000	42,685
Systena Corp.	4,500	69,579
T Hasegawa Company, Ltd.	5,500	99,658
T RAD Company, Ltd.	27,000	50,182
T&K Toka Company, Ltd.	5,700	50,083
T-Gaia Corp.	6,400	87,644
Tabuchi Electric Company, Ltd.	4,200	14,149
Tachi-S Company, Ltd.	7,100	118,237
Tachibana Eletech Company, Ltd.	4,400	45,152
Tachikawa Corp.	2,300	15,771
Tadano, Ltd.	26,400	262,498
Taihei Dengyo Kaisha, Ltd.	6,000	54,242
Taiheiyo Cement Corp.	7,287	22,142
Taiheiyo Kouhatsu, Inc.	12,000	8,245
Taiho Kogyo Company, Ltd.	3,300	35,772

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       54

	Shares	Value
Japan (continued)
Taikisha, Ltd.	6,200	$139,060
Taiko Pharmaceutical Company, Ltd.	2,200	33,788
Taisei Lamick Company, Ltd.	1,700	46,660
Taiyo Holdings Company, Ltd.	4,100	142,189
Taiyo Yuden Company, Ltd.	27,500	285,513
Takagi Securities Company, Ltd.	16,000	19,984
Takamatsu Construction Group Company, Ltd.	2,800	64,647
Takano Company, Ltd.	2,000	12,950
Takaoka Toko Company, Ltd.	2,770	50,327
Takara Holdings, Inc.	14,400	124,389
Takara Leben Company, Ltd.	20,100	131,188
Takara Standard Company, Ltd.	22,000	183,285
Takasago International Corp.	3,200	75,373
Takasago Thermal Engineering Company, Ltd.	12,300	182,567
Takashima & Company, Ltd.	14,000	21,676
Takata Corp. (I)(L)	12,000	47,306
Take and Give Needs Company, Ltd.	2,480	10,424
Takeei Corp. (L)	5,700	45,761
Takeuchi Manufacturing Company, Ltd.	9,400	136,210
Takihyo Company, Ltd.	4,000	16,394
Takiron Company, Ltd.	13,000	57,187
Takisawa Machine Tool Company, Ltd.	14,000	17,336
Takuma Company, Ltd.	18,000	154,960
Tama Home Company, Ltd. (L)	4,700	22,711
Tamron Company, Ltd.	4,400	67,896
Tamura Corp.	19,000	73,007
Tanaka Chemical Corp. (I)	2,700	18,077
Tanseisha Company, Ltd.	7,800	54,250
Tasaki & Company, Ltd. (L)	3,000	37,181
Tatsuta Electric Wire & Cable Company, Ltd.	12,900	44,165
Tayca Corp.	10,000	51,509
TBK Company, Ltd.	6,000	22,120
Techno Medica Company, Ltd.	1,500	22,504
Teikoku Electric Manufacturing Company, Ltd.	6,200	47,976
Teikoku Sen-I Company, Ltd.	5,000	65,750
Teikoku Tsushin Kogyo Company, Ltd.	6,000	8,698
Tekken Corp. (L)	20,000	63,652
Tenma Corp.	2,100	32,385
The 77 Bank, Ltd.	45,000	187,673
The Aichi Bank, Ltd.	2,200	100,310
The Akita Bank, Ltd.	43,000	126,962
The Aomori Bank, Ltd.	49,000	145,083
The Awa Bank, Ltd.	52,000	327,030
The Bank of Iwate, Ltd.	4,100	160,366
The Bank of Kochi, Ltd.	26,000	27,661
The Bank of Nagoya, Ltd.	43,000	144,444
The Bank of Okinawa, Ltd.	6,205	174,164

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       55

	Shares	Value
Japan (continued)
The Bank of Saga, Ltd.	36,000	$81,095
The Chiba Kogyo Bank, Ltd.	13,000	51,101
The Chugoku Bank, Ltd.	4,500	55,507
The Chukyo Bank, Ltd.	26,000	59,858
The Daisan Bank, Ltd.	31,000	53,065
The Daishi Bank, Ltd.	78,000	299,095
The Daito Bank, Ltd.	28,000	46,009
The Ehime Bank, Ltd.	36,253	90,044
The Eighteenth Bank, Ltd.	70,000	214,825
The Fukui Bank, Ltd.	58,188	141,300
The Fukushima Bank, Ltd.	74,000	64,397
The Gunma Bank, Ltd.	40,000	189,015
The Hokkoku Bank, Ltd.	72,000	218,046
The Hokuetsu Bank, Ltd.	53,000	118,031
The Hyakugo Bank, Ltd.	64,000	235,336
The Hyakujushi Bank, Ltd.	67,000	200,970
The Japan Steel Works, Ltd.	84,000	391,571
The Japan Wool Textile Company, Ltd.	13,400	90,786
The Juroku Bank, Ltd.	80,000	222,220
The Keiyo Bank, Ltd.	62,000	252,664
The Kinki Sharyo Company, Ltd.	12,000	28,103
The Kita-Nippon Bank, Ltd.	2,100	55,246
The Kiyo Bank, Ltd.	17,639	275,097
The Michinoku Bank, Ltd.	34,000	62,495
The Mie Bank, Ltd.	29,000	56,378
The Minato Bank, Ltd.	48,000	76,150
The Monogatari Corp.	1,100	45,816
The Musashino Bank, Ltd.	7,900	204,269
The Nagano Bank, Ltd. (L)	25,000	47,386
The Nanto Bank, Ltd.	61,000	215,590
The Nippon Road Company, Ltd.	14,000	54,081
The Nippon Signal Company, Ltd.	13,100	106,462
The Nishi-Nippon City Bank, Ltd.	35,000	72,891
The Ogaki Kyoritsu Bank, Ltd.	72,000	246,088
The Oita Bank, Ltd.	41,000	134,079
The Okinawa Electric Power Company, Inc.	8,800	179,537
The Pack Corp.	4,000	94,839
The San-In Godo Bank, Ltd.	39,500	270,447
The Shiga Bank, Ltd.	61,000	293,995
The Shikoku Bank, Ltd.	50,000	102,050
The Shimane Bank, Ltd.	200	2,369
The Shimizu Bank, Ltd.	2,100	53,675
The Taiko Bank, Ltd.	22,000	44,483
The Tochigi Bank, Ltd.	27,000	108,205
The Toho Bank, Ltd.	55,000	186,269
The Tohoku Bank, Ltd.	26,000	36,477
The Torigoe Company, Ltd.	2,300	14,941

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       56

	Shares	Value
Japan (continued)
The Tottori Bank, Ltd.	25,000	$39,906
The Towa Bank, Ltd.	88,000	74,069
The Yamagata Bank, Ltd.	36,000	150,377
The Yamanashi Chuo Bank, Ltd.	40,255	169,121
The Yasuda Warehouse Company, Ltd.	6,200	35,678
Tigers Polymer Corp.	2,000	12,317
TIS, Inc.	21,100	500,989
TKC Corp.	4,000	118,157
Toa Corp.	5,200	45,989
Toa Corp. (Tokyo Stock Exchange)	47,000	84,925
Toa Oil Company, Ltd.	28,000	31,942
Toa Road Corp.	8,000	19,871
Toabo Corp.	3,800	18,263
Toagosei Company, Ltd.	28,500	304,792
Tobishima Corp.	44,200	75,239
Tobu Store Company, Ltd.	800	21,553
TOC Company, Ltd.	13,800	109,351
Tocalo Company, Ltd.	2,900	58,640
Toda Corp.	55,000	280,221
Toda Kogyo Corp.	8,000	21,579
Toei Animation Company, Ltd.	500	25,761
Toei Company, Ltd.	17,000	128,082
Toenec Corp.	11,000	51,620
Togami Electric Manufacturing Company, Ltd.	3,000	11,604
Toho Company, Ltd.	2,600	56,333
Toho Holdings Company, Ltd.	13,900	270,223
Toho Titanium Company, Ltd.	7,500	53,734
Toho Zinc Company, Ltd.	28,000	86,098
Tohokushinsha Film Corp.	3,700	21,574
Tohto Suisan Company, Ltd.	5,000	7,877
Tokai Carbon Company, Ltd.	49,000	129,380
Tokai Corp.	2,200	70,052
Tokai Holdings Corp.	17,000	99,828
Tokai Lease Company, Ltd.	3,000	5,658
Tokai Rika Company, Ltd.	8,300	164,636
Tokai Tokyo Financial Holdings, Inc.	48,400	230,316
Token Corp.	1,050	77,478
Tokushu Tokai Paper Company, Ltd.	27,000	91,116
Tokuyama Corp. (I)	84,000	342,868
Tokyo Dome Corp.	23,500	211,816
Tokyo Electron Device, Ltd.	1,800	26,728
Tokyo Energy & Systems, Inc.	5,000	50,204
Tokyo Individualized Educational Institute, Inc.	6,000	31,236
Tokyo Keiki, Inc.	21,000	32,907
Tokyo Ohka Kogyo Company, Ltd.	5,800	182,770
Tokyo Rakutenchi Company, Ltd.	6,000	26,514
Tokyo Rope Manufacturing Company, Ltd.	34,000	59,174

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       57

	Shares	Value
Japan (continued)
Tokyo Sangyo Company, Ltd.	3,500	$12,251
Tokyo Seimitsu Company, Ltd.	9,700	258,253
Tokyo Steel Manufacturing Company, Ltd.	25,200	177,623
Tokyo Tekko Company, Ltd.	10,000	36,090
Tokyo Theatres Company, Inc.	31,000	35,353
Tokyo TY Financial Group, Inc.	7,658	224,994
Tokyotokeiba Company, Ltd.	32,000	61,951
Tokyu Construction Company, Ltd.	13,100	128,239
Tokyu Recreation Company, Ltd.	4,000	29,611
Toli Corp.	14,000	41,682
Tomato Bank, Ltd.	38,000	55,488
Tomoe Corp.	7,600	23,601
Tomoe Engineering Company, Ltd.	2,200	32,338
Tomoegawa Company, Ltd.	2,000	3,618
Tomoku Company, Ltd.	17,000	45,198
TOMONY Holdings, Inc.	37,100	164,182
Tomy Company, Ltd.	17,700	158,755
Tonami Holdings Company, Ltd.	19,000	47,949
Topcon Corp.	19,800	259,706
Toppan Forms Company, Ltd.	13,200	139,274
Topre Corp.	9,200	180,966
Topy Industries, Ltd.	53,000	107,720
Toridoll Corp.	5,200	109,330
Torii Pharmaceutical Company, Ltd.	3,000	60,222
Torishima Pump Manufacturing Company, Ltd.	4,800	48,015
Tosei Corp.	8,300	58,453
Toshiba Machine Company, Ltd.	28,000	92,318
Toshiba Plant Systems & Services Corp.	10,600	166,654
Toshiba TEC Corp. (I)	29,000	113,368
Tosho Company, Ltd.	1,700	74,666
Tosho Printing Company, Ltd.	7,000	35,253
Totetsu Kogyo Company, Ltd.	6,100	168,329
Toukei Computer Company, Ltd.	700	12,311
Tow Company, Ltd.	4,600	26,374
Towa Corp.	6,100	80,102
Towa Pharmaceutical Company, Ltd.	2,400	90,661
Toyo Construction Company, Ltd.	17,400	73,898
Toyo Corp.	6,100	60,880
Toyo Denki Seizo KK	8,000	23,590
Toyo Engineering Corp. (I)	40,000	123,379
Toyo Ink SC Holdings Company, Ltd.	52,000	222,477
Toyo Kanetsu KK	26,000	53,292
Toyo Kohan Company, Ltd.	9,200	24,308
Toyo Machinery & Metal Company, Ltd.	3,100	10,464
Toyo Securities Company, Ltd.	10,000	17,803
Toyo Tanso Company, Ltd.	3,300	43,553
Toyo Tire & Rubber Company, Ltd.	13,700	193,656

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       58

	Shares	Value
Japan (continued)
Toyo Wharf & Warehouse Company, Ltd.	19,000	$26,504
Toyobo Company, Ltd.	220,064	349,226
TPR Company, Ltd.	5,600	143,420
Trancom Company, Ltd.	1,400	84,404
Transcosmos, Inc.	4,000	92,783
Trusco Nakayama Corp.	4,100	188,483
Trust Tech, Inc.	1,200	16,270
TS Tech Company, Ltd.	11,600	269,803
TSI Holdings Company, Ltd.	18,805	103,913
Tsubakimoto Chain Company, Ltd.	32,000	242,062
Tsudakoma Corp. (I)	18,000	23,823
Tsugami Corp. (L)	15,000	69,704
Tsukada Global Holdings, Inc.	4,800	31,885
Tsukishima Kikai Company, Ltd.	7,100	68,778
Tsukuba Bank, Ltd.	21,600	62,093
Tsukui Corp.	12,400	78,624
Tsumura & Company	11,300	297,748
Tsurumi Manufacturing Company, Ltd.	4,100	59,136
Tsutsumi Jewelry Company, Ltd.	900	14,005
TV Tokyo Holdings Corp.	2,700	56,687
Tyo, Inc.	19,500	27,894
U-Shin, Ltd.	6,300	41,873
UACJ Corp.	67,718	211,058
Ube Industries, Ltd.	232,000	422,343
Uchida Yoko Company, Ltd.	13,000	59,855
Uchiyama Holdings Company, Ltd.	3,300	12,797
UKC Holdings Corp.	3,800	58,076
Ulvac, Inc.	9,800	276,356
Umenohana Company, Ltd.	700	17,955
Uniden Holdings Corp.	20,000	29,018
Union Tool Company, Ltd.	2,300	60,601
Unipres Corp.	10,000	178,786
United Arrows, Ltd.	6,100	156,238
United Super Markets Holdings, Inc.	11,600	105,307
Unitika, Ltd. (I)	152,000	80,754
Universal Entertainment Corp. (I)	6,100	186,706
Unizo Holdings Company, Ltd.	2,700	78,128
Usen Corp.	21,890	69,868
Ushio, Inc.	24,000	267,521
UT Group Company, Ltd. (I)	8,200	46,776
Utoc Corp.	4,300	12,647
V Technology Company, Ltd. (L)	1,100	119,444
Valor Holdings Company, Ltd.	8,900	240,305
Vector, Inc.	4,500	38,285
Village Vanguard Company, Ltd.	2,200	25,059
Vital KSK Holdings, Inc.	10,200	92,835
Vitec Holdings Company, Ltd. (L)	2,600	25,269

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       59

	Shares	Value
Japan (continued)
VT Holdings Company, Ltd.	19,000	$79,939
Wacoal Holdings Corp.	27,000	289,113
Wacom Company, Ltd. (L)	24,700	77,392
Wakachiku Construction Company, Ltd. (L)	35,000	49,058
Wakita & Company, Ltd.	11,400	80,199
Warabeya Nichiyo Company, Ltd.	3,400	62,075
WATAMI Company, Ltd.	5,600	55,658
Watts Company, Ltd.	1,300	12,047
Weathernews, Inc.	1,000	28,985
Wellnet Corp.	200	2,334
West Holdings Corp.	3,100	19,478
WIN-Partners Company, Ltd.	800	11,670
Wood One Company, Ltd.	8,000	17,718
World Holdings Company, Ltd. (L)	1,000	13,636
Wowow, Inc.	1,700	44,990
Xebio Holdings Company, Ltd.	7,000	106,426
Y A C Company, Ltd.	900	12,313
Yachiyo Industry Company, Ltd.	1,200	10,294
Yahagi Construction Company, Ltd.	7,500	67,400
Yaizu Suisankagaku Industry Company, Ltd.	2,900	27,400
Yakuodo Company, Ltd.	300	13,523
YAMABIKO Corp.	9,000	74,006
YAMADA Consulting Group Company, Ltd.	300	12,410
Yamaichi Electronics Company, Ltd.	5,000	40,501
Yamatane Corp.	29,000	37,000
Yamato Kogyo Company, Ltd.	11,600	355,429
Yamaya Corp.	1,000	14,666
Yamazawa Company, Ltd.	1,000	16,099
Yamazen Corp.	13,800	104,940
Yaoko Company, Ltd.	3,900	151,762
Yellow Hat, Ltd.	3,400	62,618
Yodogawa Steel Works, Ltd.	5,665	148,981
Yokogawa Bridge Holdings Corp.	8,900	98,733
Yokohama Reito Company, Ltd.	10,400	103,269
Yokowo Company, Ltd.	5,200	32,194
Yomeishu Seizo Company, Ltd.	1,500	24,716
Yomiuri Land Company, Ltd.	8,000	36,155
Yondenko Corp.	1,000	3,685
Yondoshi Holdings, Inc.	3,359	71,404
Yorozu Corp.	4,200	53,777
Yoshinoya Holdings Company, Ltd. (L)	11,800	160,270
Yuasa Funashoku Company, Ltd.	11,000	29,871
Yuasa Trading Company, Ltd.	3,800	73,607
Yuken Kogyo Company, Ltd.	12,000	19,249
Yumeshin Holdings Company, Ltd.	6,600	49,359
Yurtec Corp.	8,000	43,060
Yusen Logistics Company, Ltd.	4,800	47,653

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       60

	Shares	Value
Japan (continued)
Yushin Precision Equipment Company, Ltd.	1,200	$26,529
Yushiro Chemical Industry Company, Ltd.	3,800	50,671
Yutaka Giken Company, Ltd.	1,000	18,332
Zappallas, Inc.	800	2,777
Zenrin Company, Ltd.	5,800	93,449
Zensho Holdings Company, Ltd.	22,300	382,753
Zeon Corp.	33,000	284,481
ZERIA Pharmaceutical Company, Ltd.	6,100	86,272
Zojirushi Corp. (L)	7,600	118,975
Zuiko Corp.	1,100	44,912
Zuken, Inc.	2,300	22,480
Jersey, Channel Islands 0.3%		1,395,081
Centamin PLC	363,940	709,839
Phoenix Group Holdings	59,988	685,242
Liechtenstein 0.0%		195,940
Liechtensteinische Landesbank AG	3,937	155,888
VP Bank AG	394	40,052
Luxembourg 0.6%		3,073,448
APERAM SA	17,871	740,028
B&M European Value Retail SA	77,476	279,972
d'Amico International Shipping SA (I)	36,923	13,998
Elcoteq SE (I)	353	0
Eurofins Scientific SE	2,615	1,061,262
L'Occitane International SA	107,750	229,621
Regus PLC	172,710	679,904
Sword Group	2,509	68,663
Macau 0.0%		71,045
Macau Legend Development, Ltd. (I)	502,000	71,045
Malaysia 0.0%		6,482
Nam Cheong, Ltd. (I)	205,700	6,482
Malta 0.1%		577,094
Unibet Group PLC	64,511	577,094
Monaco 0.1%		293,025
Endeavour Mining Corp. (I)	16,365	248,333
Societe des Bains de Mer & du Cercle des Etrangers a Monaco SA (I)	1,252	44,692
Netherlands 1.8%		10,066,884
Aalberts Industries NV	24,220	814,012
Accell Group	7,301	188,006
AMG Advanced Metallurgical Group NV	11,781	233,154
Amsterdam Commodities NV	4,752	123,720
Arcadis NV	18,658	250,940
ASM International NV	13,017	496,939
Atrium European Real Estate, Ltd. (I)	51,206	224,048

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       61

	Shares	Value
Netherlands (continued)
BE Semiconductor Industries NV	9,025	$283,339
Beter Bed Holding NV	4,223	98,941
BinckBank NV	17,238	98,911
Boskalis Westminster NV	19,154	686,814
Brack Capital Properties NV	579	59,177
Brunel International NV	6,432	114,099
Corbion NV	15,039	411,010
Delta Lloyd NV	126,078	512,931
Euronext NV (S)	2,989	126,290
Fugro NV (I)	16,219	256,930
Gemalto NV	8,640	603,499
Heijmans NV (I)(L)	11,562	103,608
Hunter Douglas NV	1,468	84,878
IMCD Group NV	1,149	47,434
KAS Bank NV	3,041	27,660
Kendrion NV	3,633	103,437
Koninklijke BAM Groep NV	60,459	272,303
Koninklijke Vopak NV	7,854	399,184
Nederlandsche Apparatenfabriek NV	1,373	46,900
Ordina NV (I)	33,884	64,939
PostNL NV (I)	113,423	497,417
QIAGEN NV (I)	32,935	870,657
SBM Offshore NV	51,820	761,111
Sligro Food Group NV	7,581	284,172
Telegraaf Media Groep NV	4,667	18,449
TKH Group NV	10,312	394,576
TomTom NV (I)	27,026	248,936
Van Lanschot NV	1,211	22,449
Wessanen	19,217	236,014
New Zealand 1.7%		9,344,579
a2 Milk Company, Ltd. (I)	117,961	163,254
Air New Zealand, Ltd.	140,463	230,229
Chorus, Ltd.	139,226	429,129
Contact Energy, Ltd.	137,160	517,414
EBOS Group, Ltd.	23,534	301,968
Fisher & Paykel Healthcare Corp., Ltd.	203,899	1,429,862
Freightways, Ltd.	41,195	202,571
Genesis Energy, Ltd.	94,305	153,245
Hallenstein Glasson Holdings, Ltd.	24,065	49,234
Heartland Bank, Ltd.	26,206	28,711
Hellaby Holdings, Ltd.	16,115	33,194
Infratil, Ltd.	136,733	335,229
Kathmandu Holdings, Ltd.	34,744	49,387
Mainfreight, Ltd.	19,285	240,581
Mercury NZ, Ltd.	35,048	80,598
Metlifecare, Ltd.	45,381	200,801
New Zealand Oil & Gas, Ltd. (I)	40,200	15,574

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       62

	Shares	Value
New Zealand (continued)
Nuplex Industries, Ltd.	75,336	$292,350
NZME, Ltd. (I)	72,696	41,522
NZX, Ltd.	80,835	60,963
Pacific Edge, Ltd. (I)	105,378	39,717
PGG Wrightson, Ltd.	18,780	7,081
Pike River Coal, Ltd. (I)	57,122	0
Port of Tauranga, Ltd.	17,245	248,934
Restaurant Brands New Zealand, Ltd.	32,081	130,339
Ryman Healthcare, Ltd.	92,456	643,796
Sanford, Ltd.	6,681	28,315
Skellerup Holdings, Ltd.	36,142	37,215
SKY Network Television, Ltd.	150,025	528,655
SKYCITY Entertainment Group, Ltd.	256,641	932,677
Steel & Tube Holdings, Ltd.	39,068	66,298
Summerset Group Holdings, Ltd.	49,158	196,083
The New Zealand Refining Company, Ltd.	34,054	58,069
The Warehouse Group, Ltd.	41,572	87,167
Tourism Holdings, Ltd.	23,000	52,557
Tower, Ltd.	51,604	50,536
Trade Me Group, Ltd.	124,019	494,685
TrustPower, Ltd.	8,448	48,100
Vector, Ltd.	86,800	217,244
Xero, Ltd. (I)	18,120	260,110
Z Energy Ltd.	58,731	361,185
Norway 0.8%		4,602,965
ABG Sundal Collier Holding ASA	131,301	79,647
AF Gruppen ASA	3,074	57,871
Akastor ASA (I)	18,331	19,370
Aker ASA, A Shares	5,073	157,383
Aker Solutions ASA (I)	30,540	134,773
American Shipping Company ASA (I)	14,000	40,260
Atea ASA	24,776	242,854
Austevoll Seafood ASA	20,677	161,733
Biotec Pharmacon ASA (I)	11,916	16,103
Bonheur ASA	5,857	34,162
Borregaard ASA	12,272	99,711
BW Offshore, Ltd.	1,638,384	60,868
Det Norske Oljeselskap ASA (I)	30,878	419,269
DNO ASA (I)	166,906	174,494
Ekornes ASA	6,636	79,828
Farstad Shipping ASA (I)	4,400	4,490
Fred Olsen Energy ASA (I)	18,838	32,046
Grieg Seafood ASA	11,299	71,213
Hexagon Composites ASA (I)	19,738	64,672
Hoegh LNG Holdings, Ltd.	11,246	116,362
Kongsberg Automotive ASA (I)	130,658	94,815
Kvaerner ASA	47,283	45,312

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       63

	Shares	Value
Norway (continued)
Nordic Semiconductor ASA (I)(L)	30,162	$141,662
Norske Skogindustrier ASA (I)	59,578	22,231
Norwegian Air Shuttle ASA (I)(L)	5,833	211,900
Ocean Yield ASA	7,025	56,388
Odfjell SE, A Shares (I)	7,780	26,981
Olav Thon Eiendomsselskap ASA	3,160	62,960
Opera Software ASA (I)	38,500	254,107
Petroleum Geo-Services ASA (I)(L)	55,092	116,350
PhotoCure ASA (I)	1,408	6,930
Prosafe SE (I)(L)	67,199	4,486
Protector Forsikring ASA	6,682	61,280
Q-Free ASA (I)	14,930	13,364
Salmar ASA	8,326	230,417
Selvaag Bolig ASA	3,939	19,051
Sevan Marine ASA (I)	7,650	17,274
Solstad Offshore ASA (I)	3,000	5,902
SpareBank 1 SMN	13,678	85,151
SpareBank 1 SR-Bank ASA	33,847	163,189
TGS Nopec Geophysical Company ASA	6,026	104,857
Tomra Systems ASA	29,162	325,263
TREASURE ASA (I)	20,420	40,925
Vard Holdings, Ltd. (I)(L)	185,000	18,140
Veidekke ASA	19,330	280,667
Wilh Wilhelmsen ASA	20,420	48,194
Wilh Wilhelmsen Holding ASA, Class A	4,200	78,060
Peru 0.0%		257,610
Hochschild Mining PLC (I)	81,556	257,610
Philippines 0.0%		35,956
Del Monte Pacific, Ltd. (L)	136,300	35,956
Portugal 0.3%		1,830,409
Altri SGPS SA	14,999	59,370
Banco BPI SA (I)	148,209	182,249
Banco Comercial Portugues SA (I)	13,991,810	281,639
CTT-Correios de Portugal SA	27,062	198,775
EDP Renovaveis SA	5,874	46,999
Mota-Engil SGPS SA	27,269	53,372
NOS SGPS SA	55,650	377,687
Novabase SGPS SA	2,054	4,701
REN - Redes Energeticas Nacionais SGPS SA	59,929	175,142
Semapa-Sociedade de Investimento & Gestao	3,794	49,573
Sonae Capital SGPS SA	23,525	16,823
Sonae SGPS SA	216,506	181,015
Teixeira Duarte SA	37,298	9,226
The Navigator Company SA	58,418	193,838

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       64

	Shares	Value
Russia 0.0%		$193,311
Evraz PLC (I)	115,087	193,311
Singapore 1.2%		6,820,841
Accordia Golf Trust	53,500	25,911
Amara Holdings, Ltd.	80,000	24,078
AusGroup, Ltd. (I)	176,000	4,897
Baker Technology, Ltd.	20,200	8,378
Banyan Tree Holdings, Ltd. (I)	78,000	25,196
Bonvests Holdings, Ltd.	36,400	32,323
Boustead Projects, Ltd. (I)	28,557	13,532
Boustead Singapore, Ltd.	131,789	73,916
Breadtalk Group, Ltd.	38,000	28,570
Bukit Sembawang Estates, Ltd.	45,200	153,306
BW LPG, Ltd. (S)	13,776	36,312
Cape PLC	41,110	113,772
Centurion Corp., Ltd.	85,000	21,832
China Aviation Oil Singapore Corp., Ltd.	57,600	59,970
Chip Eng Seng Corp., Ltd.	128,800	59,997
Chuan Hup Holdings, Ltd.	78,000	14,596
Cordlife Group, Ltd. (L)	49,500	44,463
COSCO Corp. Singapore, Ltd. (I)	247,800	47,212
Creative Technology, Ltd. (I)	7,050	4,888
CSE Global, Ltd.	136,600	43,508
CW Group Holdings, Ltd.	135,000	32,605
CWT, Ltd.	69,300	98,693
Delfi, Ltd.	46,000	81,110
Dyna-Mac Holdings, Ltd. (I)	135,000	8,907
Elec & Eltek International Company, Ltd.	5,000	4,274
Ezion Holdings, Ltd. (I)	586,020	94,213
Ezra Holdings, Ltd. (I)(L)	735,396	20,936
Falcon Energy Group, Ltd.	32,000	3,691
Far East Orchard, Ltd.	64,594	70,835
First Resources, Ltd.	120,000	158,428
Food Empire Holdings, Ltd. (I)	43,800	9,803
Fragrance Group, Ltd. (I)(L)	200,000	24,641
Frasers Centrepoint, Ltd. (L)	64,200	71,165
Gallant Venture, Ltd. (I)	264,000	31,015
GL, Ltd.	174,900	102,006
Global Premium Hotels, Ltd. (I)	16,000	3,464
GMG Global, Ltd. (I)	95,100	38,059
Golden Agri-Resources, Ltd.	530,000	139,791
GSH Corp., Ltd.	82,820	20,674
GuocoLand, Ltd.	44,300	62,122
Hi-P International, Ltd.	51,000	16,074
Hiap Hoe, Ltd.	38,000	20,213
Ho Bee Land, Ltd.	64,800	104,525
Hong Fok Corp., Ltd.	89,836	44,452
Hong Leong Asia, Ltd.	46,000	24,302

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       65

	Shares	Value
Singapore (continued)
Hotel Grand Central, Ltd.	11,521	$11,375
Hour Glass, Ltd.	31,600	17,036
HTL International Holdings, Ltd. (I)	24,000	17,512
Hwa Hong Corp., Ltd.	55,000	11,932
Hyflux, Ltd.	102,400	38,292
Indofood Agri Resources, Ltd.	141,600	46,710
Innovalues, Ltd.	78,000	50,915
Japfa, Ltd. (L)	75,800	47,306
k1 Ventures, Ltd.	36,000	26,431
Keppel Infrastructure Trust	678,406	248,875
Keppel Telecommunications & Transportation, Ltd. (L)	30,000	37,344
Lian Beng Group, Ltd.	122,000	41,171
Low Keng Huat Singapore, Ltd.	64,000	25,127
Lum Chang Holdings, Ltd.	41,200	10,881
M1, Ltd.	68,800	134,777
Metro Holdings, Ltd. (L)	53,600	35,398
Midas Holdings, Ltd.	321,800	53,124
Nera Telecommunications, Ltd.	47,200	25,805
NSL, Ltd.	29,000	30,016
Olam International, Ltd.	64,200	97,963
OUE, Ltd.	67,300	78,284
Oxley Holdings, Ltd.	63,100	19,462
Pan-United Corp., Ltd.	55,000	24,210
Penguin International, Ltd.	41,333	6,514
Q&M Dental Group Singapore, Ltd.	48,100	26,112
QAF, Ltd.	92,334	84,038
Raffles Education Corp., Ltd.	295,233	43,325
Raffles Medical Group, Ltd.	147,461	166,074
RHT Health Trust	106,100	79,832
Rickmers Maritime (I)	221,728	10,254
Riverstone Holdings, Ltd. (L)	69,000	44,546
Rotary Engineering, Ltd.	66,700	19,821
SATS, Ltd.	147,800	510,743
SBS Transit, Ltd.	20,500	33,675
Sembcorp Industries, Ltd.	44,000	87,538
Sembcorp Marine, Ltd. (L)	52,800	49,239
Sheng Siong Group, Ltd.	141,200	108,268
SHS Holdings, Ltd.	84,000	11,703
SIA Engineering Company, Ltd.	2,700	7,567
SIIC Environment Holdings, Ltd. (I)	204,380	89,966
Sim Lian Group, Ltd.	69,447	54,269
Sinarmas Land, Ltd.	337,500	122,489
Sing Holdings, Ltd.	79,000	17,385
Sing Investments & Finance, Ltd.	28,600	23,423
Singapore Post, Ltd.	298,800	299,130
Singapore Reinsurance Corp., Ltd.	47,000	10,525
Singapore Shipping Corp., Ltd.	83,800	15,961

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       66

	Shares	Value
Singapore (continued)
SMRT Corp., Ltd.	174,100	$210,040
Stamford Land Corp., Ltd.	142,600	49,189
Sunningdale Tech, Ltd.	30,260	22,654
Super Group, Ltd.	100,200	56,910
Swiber Holdings, Ltd. (I)	128,250	10,260
Tat Hong Holdings, Ltd. (I)	121,600	47,682
Tuan Sing Holdings, Ltd.	204,854	43,506
UMS Holdings, Ltd.	116,500	52,574
United Engineers, Ltd.	125,700	207,394
United Industrial Corp., Ltd.	4,500	8,987
UOB-Kay Hian Holdings, Ltd.	138,334	132,526
UOL Group, Ltd.	11,100	45,228
UPP Holdings, Ltd.	136,000	18,958
Venture Corp., Ltd.	58,400	394,270
Vibrant Group, Ltd.	69,882	20,246
Vicom, Ltd.	4,000	16,903
Wee Hur Holdings, Ltd.	102,000	18,721
Wheelock Properties Singapore, Ltd.	26,500	28,595
Wing Tai Holdings, Ltd.	112,217	140,768
XP Power, Ltd.	4,203	90,721
Yeo Hiap Seng, Ltd.	8,834	8,084
Yongnam Holdings, Ltd. (I)	147,375	21,627
South Africa 0.1%		261,135
Petra Diamonds, Ltd.	174,961	261,135
Spain 2.3%		12,533,832
Acciona SA	7,770	553,966
Acerinox SA	63,572	789,580
Adveo Group International SA	3,825	16,854
Almirall SA	15,914	242,838
Amper SA (I)	11,487	1,564
Applus Services SA	9,098	94,750
Atresmedia Corp de Medios de Comunicacion SA	20,348	240,024
Azkoyen SA	2,428	12,751
Baron de Ley SA (I)	1,008	112,831
Bolsas y Mercados Espanoles SA	19,357	606,785
Caja de Ahorros del Mediterraneo (I)	1,684	0
Cementos Portland Valderrivas SA (I)	5,185	34,979
Cia de Distribucion Integral Logista Holdings SA	1,063	23,889
Cie Automotive SA	16,917	321,246
Construcciones y Auxiliar de Ferrocarriles SA	592	226,631
Distribuidora Internacional de Alimentacion SA	153,710	938,841
Duro Felguera SA	30,857	46,164
Ebro Foods SA	18,370	411,228
eDreams ODIGEO SA (I)	12,380	31,816
Elecnor SA	6,680	58,411
Ence Energia y Celulosa SA	33,168	83,984

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       67

	Shares	Value
Spain (continued)
Ercros SA (I)	50,513	$92,962
Faes Farma SA	85,960	318,579
Fluidra SA	12,779	57,018
Gamesa Corporacion Tecnologica SA	64,198	1,473,905
Grupo Catalana Occidente SA	10,421	295,978
Grupo Ezentis SA (I)(L)	65,836	38,950
Iberpapel Gestion SA	1,911	41,943
Indra Sistemas SA (I)	34,564	447,302
Inmobiliaria Colonial SA	44,662	331,249
Laboratorios Farmaceuticos Rovi SA	1,848	27,923
Liberbank SA (I)	113,444	94,808
Mediaset Espana Comunicacion SA	48,282	582,112
Melia Hotels International SA	26,473	329,899
Miquel y Costas SA	2,963	128,534
NH Hotel Group SA (I)	55,688	252,998
Obrascon Huarte Lain SA (L)	47,286	157,839
Papeles y Cartones de Europa SA	17,011	94,291
Pescanova SA (I)	2,188	0
Pharma Mar SA (I)	46,893	152,272
Prim SA	2,446	23,062
Promotora de Informaciones SA, Class A (I)	13,283	81,366
Prosegur Cia de Seguridad SA	93,029	623,993
Quabit Inmobiliaria SA (I)(L)	9,298	19,146
Realia Business SA (I)	53,191	60,019
Sacyr SA	88,738	166,973
Solaria Energia y Medio Ambiente SA (I)	10,301	8,856
Tecnicas Reunidas SA	8,577	308,088
Tecnocom Telecomunicaciones y Energia SA (I)	4,417	16,397
Tubacex SA	44,304	125,093
Tubos Reunidos SA (I)	31,261	24,389
Vidrala SA	5,364	325,893
Viscofan SA	10,539	576,445
Vocento SA (I)	14,712	21,185
Zardoya Otis SA (I)	40,871	385,233
Sweden 3.7%		20,217,724
AAK AB	10,149	738,067
Acando AB	20,482	47,078
AddLife AB (I)	6,406	103,791
AddTech AB, B Shares	18,432	302,520
AF AB, B Shares (I)	23,838	463,263
Arcam AB (I)	5,643	119,073
Atrium Ljungberg AB, B Shares	14,040	250,543
Avanza Bank Holding AB	6,072	222,544
Axactor AB (I)(L)	179,774	48,305
B&B Tools AB, B Shares	7,946	174,349
BE Group AB (I)	1,076	4,869
Beijer Alma AB	5,735	147,051

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       68

	Shares	Value
Sweden (continued)
Beijer Electronics AB	1,967	$10,951
Beijer Ref AB	5,039	128,212
Betsson AB (I)	31,747	313,716
Bilia AB, A Shares	11,190	284,865
BillerudKorsnas AB	40,206	685,656
BioGaia AB, B Shares	4,164	128,385
Biotage AB	11,979	51,668
Bjorn Borg AB (I)	6,665	30,331
Bulten AB	5,708	59,521
Bure Equity AB	19,730	202,548
Byggmax Group AB	17,075	130,035
Castellum AB	73,548	1,111,958
Clas Ohlson AB, B Shares	9,715	159,846
Cloetta AB, B Shares	65,824	227,586
Com Hem Holding AB	1,836	15,320
Concordia Maritime AB, B Shares	5,539	10,021
Dios Fastigheter AB	13,550	106,105
Doro AB (I)	6,824	44,349
Duni AB	10,787	163,488
East Capital Explorer AB	1,176	8,310
Elekta AB, B Shares	36,894	315,220
Enea AB (I)	4,257	44,886
Eniro AB (I)(L)	148,388	9,376
eWork Group AB	1,387	12,083
Fabege AB	42,634	790,202
Fagerhult AB (I)	1,800	54,657
Fastighets AB Balder, B Shares (I)	604	16,856
Granges AB	3,680	37,394
Gunnebo AB	9,705	47,672
Haldex AB	13,702	159,533
Hemfosa Fastigheter AB	26,017	287,690
Hexpol AB	19,405	176,676
HIQ International AB (I)	19,842	131,578
Holmen AB, B Shares	16,082	561,821
Hufvudstaden AB, A Shares	21,430	372,521
Indutrade AB	26,259	564,086
Intrum Justitia AB	19,888	627,335
Inwido AB	2,544	33,341
JM AB	20,498	520,212
KappAhl AB	17,702	88,076
Karolinska Development AB, Class B (I)	11,601	9,759
Klovern AB, B Shares	160,814	218,915
KNOW IT AB	3,226	29,931
Kungsleden AB	52,263	404,327
Lagercrantz Group AB, B Shares	14,070	138,031
Lindab International AB	19,706	190,942
Loomis AB, B Shares	16,519	472,947

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       69

	Shares	Value
Sweden (continued)
Medivir AB, B Shares (I)	9,767	$73,897
Mekonomen AB	6,912	138,637
Modern Times Group MTG AB, B Shares	15,156	380,539
MQ Holding AB (I)	7,470	30,808
Munksjo OYJ (I)	1,315	16,759
Mycronic AB	30,882	366,407
NCC AB, B Shares	5,360	133,563
Net Insight AB, B Shares (I)	76,750	60,503
NetEnt AB (I)	48,739	402,860
New Wave Group AB, B Shares	13,930	84,061
Nibe Industrier AB, B Shares	60,225	538,530
Nobia AB	29,222	264,946
Nolato AB, B Shares	5,977	165,060
Nordnet AB, B Shares	23,448	78,612
OEM International AB, B Shares (I)	8,427	148,542
Opus Group AB (I)	64,359	52,623
Peab AB	54,470	454,929
Pricer AB, B Shares	25,941	26,807
Proact IT Group AB	2,937	43,906
Probi AB	1,255	50,540
Qliro Group AB (I)	26,522	32,206
Ratos AB, B Shares	57,112	269,388
Raysearch Laboratories AB (I)	4,199	76,179
Recipharm AB	3,909	64,943
Saab AB, B Shares	19,706	670,762
Sagax AB, B Shares (I)	3,701	42,607
SAS AB (I)(L)	34,892	72,059
Scandi Standard AB	6,476	49,164
Sectra AB, B Shares (I)	1,335	22,973
Semcon AB	4,746	26,471
Sensys Gatso Group AB (I)(L)	174,190	40,472
SkiStar AB	8,255	136,978
SSAB AB, A Shares (I)	9,753	29,330
SSAB AB, A Shares (Stockholm Stock Exchange) (I)	64,699	192,400
SSAB AB, B Shares (I)	55,217	133,124
SSAB AB, B Shares (Stockholm Stock Exchange) (I)	140,063	336,851
Sweco AB, B Shares	20,292	391,637
Swedol AB, Class B	662	1,956
Systemair AB	3,664	52,583
Transcom Worldwide AB	1,777	13,443
Victoria Park AB, A Shares	9,702	29,776
Victoria Park AB, B Shares (I)	27,498	85,070
Vitrolife AB	4,117	229,027
Wallenstam AB, B Shares	53,892	460,170
Wihlborgs Fastigheter AB	20,038	435,235
Switzerland 5.1%		28,272,335
AFG Arbonia-Forster Holding AG (I)	11,989	199,340

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       70

	Shares	Value
Switzerland (continued)
Allreal Holding AG (I)	3,961	$584,408
Alpiq Holding AG (I)	750	67,392
ALSO Holding AG (I)	623	52,514
APG SGA SA	311	127,467
Aryzta AG (I)	2,496	99,527
Ascom Holding AG	8,420	154,182
Autoneum Holding AG	841	237,708
Bachem Holding AG	577	51,587
Baloise Holding AG	9,196	1,095,595
Bank Coop AG	2,535	105,958
Banque Cantonale de Geneve	390	115,676
Banque Cantonale Vaudoise	1,012	664,659
Belimo Holding AG	136	456,477
Bell AG	344	145,768
Bellevue Group AG	3,277	46,646
Berner Kantonalbank AG	1,316	251,778
BKW AG	4,122	188,787
Bobst Group SA	3,012	168,410
Bossard Holding AG (I)	1,855	235,845
Bucher Industries AG	1,733	439,101
Burckhardt Compression Holding AG	697	192,618
Burkhalter Holding AG	964	128,904
Calida Holding AG (I)	1,609	51,776
Carlo Gavazzi Holding AG	85	19,879
Cembra Money Bank AG (I)	5,785	419,109
Charles Voegele Holding AG (I)	3,654	23,937
Cie Financiere Tradition SA	832	59,089
Clariant AG (I)	52,911	922,034
Coltene Holding AG	1,184	85,915
Conzzeta AG	301	199,856
COSMO Pharmaceuticals NV (I)	89	14,756
Daetwyler Holding AG	2,053	302,829
DKSH Holding AG	4,414	306,073
dorma+kaba Holding AG	785	616,575
Edmond de Rothschild Suisse SA	1	13,839
EFG International AG (I)	19,691	92,647
Emmi AG (I)	743	495,763
Energiedienst Holding AG	1,013	24,408
Feintool International Holding AG (I)	455	50,756
Fenix Outdoor International AG	201	14,090
Ferrexpo PLC (I)	73,932	61,042
Flughafen Zuerich AG	6,700	1,240,182
Forbo Holding AG (I)	279	383,438
GAM Holding AG (I)	40,125	390,021
Gategroup Holding AG (I)	9,676	506,058
Georg Fischer AG	1,362	1,096,160
Gurit Holding AG (I)	157	119,785

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       71

	Shares	Value
Switzerland (continued)
Helvetia Holding AG	1,714	$857,375
Highlight Communications AG (I)	4,309	26,209
HOCHDORF Holding AG (I)	246	59,075
Huber & Suhner AG	4,982	313,866
Implenia AG	5,243	353,795
Inficon Holding AG (I)	490	184,089
Interroll Holding AG	265	274,300
Intershop Holding AG	375	184,548
Jungfraubahn Holding AG	635	64,913
Kardex AG (I)	1,943	184,826
Komax Holding AG	815	198,083
Kudelski SA (I)	13,409	251,641
LEM Holding SA	206	211,340
Logitech International SA	3,119	65,686
Logitech International SA (SIX Swiss Exchange)	41,189	863,546
Luzerner Kantonalbank AG (I)	1,123	461,586
MCH Group AG	307	22,319
Metall Zug AG, B Shares	67	208,371
Meyer Burger Technology AG (I)	22,601	88,758
Mobilezone Holding AG	4,843	69,447
Mobimo Holding AG (I)	1,812	451,907
OC Oerlikon Corp. AG (I)	52,027	500,365
Orascom Development Holding AG (I)	4,937	33,833
Orell Fuessli Holding AG	223	28,099
Orior AG (I)	1,215	92,382
Panalpina Welttransport Holding AG	3,370	464,920
Phoenix Mecano AG	267	132,983
Plazza AG	376	92,896
PSP Swiss Property AG	10,664	1,021,815
Rieter Holding AG (I)	776	158,458
Romande Energie Holding SA	101	110,330
Schaffner Holding AG (I)	198	49,149
Schmolz & Bickenbach AG (I)	233,224	163,699
Schweiter Technologies AG	320	366,427
Siegfried Holding AG (I)	791	167,438
St. Galler Kantonalbank AG	603	238,091
STMicroelectronics NV	11,706	87,973
Straumann Holding AG	3,016	1,170,692
Sulzer AG	4,430	421,260
Swissquote Group Holding SA (I)	2,821	80,290
Tamedia AG	972	169,793
Tecan Group AG	2,690	424,263
Temenos Group AG (I)	17,269	1,004,435
Thurgauer Kantonalbank	279	26,584
U-Blox AG (I)	1,722	377,089
Valiant Holding AG	4,721	445,814
Valora Holding AG	1,172	319,419

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       72

	Shares	Value
Switzerland (continued)
Vaudoise Assurances Holding SA	283	$146,855
Vetropack Holding AG	83	133,813
Von Roll Holding AG (I)	2,046	1,395
Vontobel Holding AG	6,021	291,020
VZ Holding AG	345	92,272
Walliser Kantonalbank	368	28,551
Walter Meier AG	876	30,461
Warteck Invest AG	16	30,580
Ypsomed Holding AG (I)	838	155,155
Zehnder Group AG (I)	2,627	104,088
Zug Estates Holding AG, B Shares (I)	76	129,506
Zuger Kantonalbank AG	53	264,098
United Arab Emirates 0.0%		66,823
Lamprell PLC (I)	83,125	66,823
United Kingdom 15.2%		84,010,554
4imprint Group PLC	3,295	69,279
A.G.Barr PLC	30,905	206,096
AA PLC	44,090	156,558
Aberdeen Asset Management PLC	61,379	258,590
Acacia Mining PLC	35,599	215,220
Acal PLC	12,904	44,116
Afren PLC (I)	310,484	0
Aggreko PLC	54,040	723,267
Amec Foster Wheeler PLC	107,635	764,523
Anglo Pacific Group PLC	30,338	37,912
Anglo-Eastern Plantations PLC	3,980	24,230
Arrow Global Group PLC	33,471	113,324
Ashmore Group PLC	108,620	501,767
AVEVA Group PLC	17,910	448,500
Avon Rubber PLC	3,750	40,647
Balfour Beatty PLC (I)	193,858	718,976
BBA Aviation PLC	316,842	1,002,780
Beazley PLC	145,239	743,771
Bellway PLC	35,238	1,078,535
Berendsen PLC	44,602	718,312
Bloomsbury Publishing PLC	18,160	38,660
Bodycote PLC	54,376	421,778
Booker Group PLC (I)	447,558	1,035,629
Bovis Homes Group PLC	44,030	518,332
Braemar Shipping Services PLC	1,929	9,413
Brammer PLC	29,413	44,415
Brewin Dolphin Holdings PLC	83,072	289,376
Britvic PLC	65,082	549,508
BTG PLC (I)	35,635	281,359
Cairn Energy PLC (I)	38,311	93,440
Capital & Counties Properties PLC	71,023	276,631

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       73

	Shares	Value
United Kingdom (continued)
Carclo PLC	7,141	$12,202
Card Factory PLC	2,531	9,511
Carillion PLC	122,140	417,349
Carpetright PLC (I)	6,882	21,520
Carr's Group PLC	9,750	18,566
Castings PLC	6,764	39,672
Centaur Media PLC	19,732	10,676
Charles Stanley Group PLC	5,789	24,329
Charles Taylor PLC	7,487	27,027
Chemring Group PLC	74,144	139,746
Chesnara PLC	38,324	170,290
Cineworld Group PLC	53,038	397,604
Clarkson PLC	3,603	103,591
Close Brothers Group PLC	42,947	767,510
CLS Holdings PLC (I)	454	9,373
Cobham PLC	459,089	974,476
Communisis PLC	54,344	29,606
Computacenter PLC	21,305	202,364
Concentric AB	14,450	194,651
Connect Group PLC	98,807	212,166
Consort Medical PLC	14,004	190,809
Costain Group PLC	25,570	118,289
Countrywide PLC	20,797	71,556
Cranswick PLC	13,727	431,616
Crest Nicholson Holdings PLC	65,927	402,679
Creston PLC	10,587	14,527
Daily Mail & General Trust PLC	71,982	682,814
Dairy Crest Group PLC	36,617	315,641
De La Rue PLC	40,173	319,401
Debenhams PLC	325,293	258,940
Dechra Pharmaceuticals PLC	29,973	511,641
Devro PLC	57,745	180,205
Dialight PLC (I)	7,641	63,333
Dialog Semiconductor PLC (I)	20,672	724,170
Dignity PLC	12,969	458,082
Diploma PLC	37,241	406,612
Domino's Pizza Group PLC	151,082	711,997
Drax Group PLC	103,794	414,957
DS Smith PLC	287,290	1,541,618
Dunelm Group PLC	21,744	256,545
e2v technologies PLC	13,271	41,751
Electrocomponents PLC	164,884	659,963
Elementis PLC	125,462	359,296
EnQuest PLC (I)	276,317	96,956
Enterprise Inns PLC (I)	149,293	184,627
Essentra PLC	72,648	492,337
esure Group PLC	75,155	265,905

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       74

	Shares	Value
United Kingdom (continued)
Euromoney Institutional Investor PLC	13,038	$179,513
FDM Group Holdings PLC	1,572	13,216
Fenner PLC	43,426	95,640
Fidessa Group PLC	11,546	376,165
Findel PLC (I)	18,987	47,346
Firstgroup PLC (I)	344,547	497,474
Flybe Group PLC (I)	27,391	17,024
Foxtons Group PLC (I)	54,783	85,247
Fuller Smith & Turner PLC, Class A	10,352	137,701
Future PLC (I)	44,714	5,140
G4S PLC	181,812	550,771
Galliford Try PLC	23,206	346,079
Gem Diamonds, Ltd.	36,843	60,844
Genus PLC	21,911	525,272
Go-Ahead Group PLC	11,327	294,463
Greene King PLC	87,076	929,670
Greggs PLC	25,888	352,671
Halfords Group PLC	53,902	246,263
Halma PLC	110,635	1,541,226
Hays PLC	362,709	622,256
Headlam Group PLC	19,995	116,379
Helical Bar PLC	25,880	96,686
Henderson Group PLC	317,176	993,413
Henry Boot PLC	18,853	50,424
Hill & Smith Holdings PLC	29,802	456,861
Hilton Food Group PLC	2,803	21,842
Hogg Robinson Group PLC	48,756	45,330
Home Retail Group PLC	311,743	653,437
HomeServe PLC	85,272	634,236
Howden Joinery Group PLC	166,892	1,000,324
Hunting PLC	57,154	348,699
Huntsworth PLC	56,248	31,766
ICAP PLC	141,823	891,303
IG Group Holdings PLC	106,281	1,327,534
Imagination Technologies Group PLC (I)	100,619	301,410
IMI PLC	38,978	540,939
Inchcape PLC	106,418	980,744
Indivior PLC	133,421	550,762
Informa PLC	84,185	783,131
Intermediate Capital Group PLC	36,206	283,097
International Personal Finance PLC	25,827	91,946
Interserve PLC	40,165	227,143
IP Group PLC (I)	65,250	162,443
ITAB Shop Concept AB, Class B	7,377	69,420
ITE Group PLC	70,533	158,994
Ithaca Energy, Inc. (I)	148,312	122,142
J.D. Wetherspoon PLC	29,766	346,965

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       75

	Shares	Value
United Kingdom (continued)
James Fisher & Sons PLC	19,303	$392,715
Jardine Lloyd Thompson Group PLC	38,239	493,319
JD Sports Fashion PLC	15,670	265,695
John Menzies PLC	19,388	151,926
John Wood Group PLC	99,754	912,061
Johnston Press PLC (I)	2,635	277
JRP Group PLC	5,186	6,668
Jupiter Fund Management PLC	111,603	614,540
KAZ Minerals PLC (I)	90,039	202,420
KCOM Group PLC	195,763	284,060
Keller Group PLC	29,465	351,445
Kier Group PLC	27,956	458,339
Ladbrokes PLC	361,017	728,698
Laird PLC	76,765	301,437
Lancashire Holdings, Ltd.	53,057	440,184
Laura Ashley Holdings PLC	68,094	19,883
Lavendon Group PLC	40,440	70,916
Lonmin PLC (I)	25,705	65,090
Lookers PLC	95,162	170,714
Low & Bonar PLC	29,009	22,837
LSL Property Services PLC	18,865	55,792
Man Group PLC	481,704	688,004
Management Consulting Group PLC (I)	85,894	18,903
Marshalls PLC	58,658	242,564
Marston's PLC	184,570	353,041
McBride PLC (I)	56,401	114,295
Mears Group PLC	34,779	204,172
Meggitt PLC	104,807	644,579
Melrose Industries PLC	590,304	1,147,832
Micro Focus International PLC	48,136	1,263,945
Millennium & Copthorne Hotels PLC	38,891	220,301
Mitchells & Butlers PLC	60,663	204,940
Mitie Group PLC	96,472	342,387
Moneysupermarket.com Group PLC	127,608	483,349
Morgan Advanced Materials PLC	107,850	404,937
Morgan Sindall Group PLC	11,781	113,863
Mothercare PLC (I)	37,030	61,513
MWB Group Holdings PLC (I)	15,166	971
N. Brown Group PLC	48,186	129,019
National Express Group PLC	121,580	564,665
NCC Group PLC	24,586	103,875
Norcros PLC	9,355	20,262
Northgate PLC	38,894	215,283
Novae Group PLC	15,880	168,834
Ocado Group PLC (I)	74,526	298,290
Onesavings Bank PLC	7,703	27,060
Ophir Energy PLC (I)	35,676	34,554

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       76

	Shares	Value
United Kingdom (continued)
Oxford Instruments PLC	12,655	$127,847
Pagegroup PLC	80,351	366,086
PayPoint PLC	14,714	189,398
Pendragon PLC	322,928	143,921
Pennon Group PLC	114,383	1,319,062
Petrofac, Ltd.	33,339	363,951
Petropavlovsk PLC (I)	159,558	14,132
Pets at Home Group PLC	15,103	48,613
Photo-Me International PLC	35,151	73,123
Polypipe Group PLC	14,082	54,462
Porvair PLC	833	4,272
Poundland Group PLC	31,855	93,823
Premier Farnell PLC	140,074	335,342
Premier Foods PLC (I)	357,972	237,166
Premier Oil PLC (I)	152,116	145,219
Punch Taverns PLC (I)	7,353	9,434
PZ Cussons PLC	86,221	379,297
QinetiQ Group PLC	164,511	498,283
R.E.A. Holdings PLC (I)	2,867	9,321
Rank Group PLC	23,044	65,293
Rathbone Brothers PLC	3,769	91,068
Redrow PLC	61,638	300,798
Renishaw PLC	11,628	400,615
Renold PLC (I)	36,501	20,384
Rentokil Initial PLC	462,834	1,300,036
Ricardo PLC	16,969	179,121
Rightmove PLC	28,228	1,520,373
RM PLC	12,019	22,059
Robert Walters PLC	12,302	53,385
Rotork PLC	256,008	675,673
RPC Group PLC	90,592	1,033,660
RPS Group PLC	66,232	158,281
Saga PLC	37,547	108,642
Savills PLC	38,920	378,104
SDL PLC	19,145	112,859
Senior PLC	111,967	347,014
Sepura PLC	12,332	7,940
Serco Group PLC (I)	32,302	54,333
Servelec Group PLC	2,191	8,094
Severfield Rowen PLC	89,306	65,087
Shanks Group PLC	173,976	234,063
SIG PLC	171,335	281,546
Soco International PLC	54,822	105,302
Spectris PLC	36,008	916,741
Speedy Hire PLC	226,833	113,882
Spirax-Sarco Engineering PLC	19,490	1,109,103
Spirent Communications PLC	127,528	142,152

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       77

	Shares	Value
United Kingdom (continued)
Sportech PLC (I)	2,345	$2,095
SSP Group PLC	12,418	53,109
St. Ives PLC	37,604	59,810
St. Modwen Properties PLC	54,428	204,716
Stagecoach Group PLC	105,278	314,965
Stallergenes Greer PLC (I)	455	13,424
SThree PLC	31,746	102,938
Stobart Group, Ltd.	19,349	40,286
Stock Spirits Group PLC	8,701	19,316
Stolt-Nielsen, Ltd.	6,941	86,451
SuperGroup PLC	12,524	244,205
Synthomer PLC	94,231	450,433
TalkTalk Telecom Group PLC	139,745	387,296
Tate & Lyle PLC	122,356	1,179,110
Ted Baker PLC	7,767	265,459
Telecom Plus PLC	17,247	237,398
The Restaurant Group PLC	52,538	256,934
The Unite Group PLC	64,919	534,262
The Vitec Group PLC	3,750	30,075
The Weir Group PLC	31,378	621,286
Thomas Cook Group PLC (I)	408,254	373,369
Topps Tiles PLC	52,481	79,144
Trifast PLC	23,116	43,730
Trinity Mirror PLC	87,123	116,668
TT Electronics PLC	49,695	95,675
Tullett Prebon PLC	68,412	342,783
Tullow Oil PLC (I)	253,189	723,957
U & I Group PLC	37,297	83,851
UBM PLC	108,474	979,897
UK Mail Group PLC	6,109	24,759
Ultra Electronics Holdings PLC	17,749	393,911
Vectura Group PLC (I)	165,166	284,154
Vesuvius PLC	85,647	394,548
Victrex PLC	23,342	466,519
Virgin Money Holdings UK PLC	2,084	8,601
Volex PLC (I)	8,308	4,385
Vp PLC	664	6,218
W.S. Atkins PLC	23,120	454,463
WH Smith PLC	29,940	599,234
William Hill PLC	248,962	1,041,160
Wilmington PLC	8,311	26,195
Wincanton PLC	43,520	111,262
Wireless Group PLC	22,162	91,676
Xaar PLC	27,981	184,747
Zeal Network SE	1,756	62,476
Zoopla Property Group PLC (S)	5,104	19,999

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       78

			Shares	Value
United States 0.2%				$985,683
	Alacer Gold Corp. (I)		77,657	174,690
	Argonaut Gold, Inc. (I)		59,322	137,064
	Diebold, Inc.		4,588	127,722
	Energy Fuels, Inc. (I)		14,469	33,651
	Performance Sports Group, Ltd. (I)(L)		1,841	4,970
	REC Silicon ASA (I)		683,136	98,228
	Sims Metal Management, Ltd.		49,935	373,332
	Thompson Creek Metals Company, Inc. (I)		12,600	6,124
	Thompson Creek Metals Company, Inc. (Toronto Stock Exchange) (I)		61,272	29,902
Preferred securities 0.4%				$2,181,300
(Cost $1,835,186)
Germany 0.4%				2,181,300
	Biotest AG		5,334	78,162
	Draegerwerk AG & Company KGaA		2,064	144,193
	Fuchs Petrolub SE		16,108	732,017
	Jungheinrich AG		12,917	405,667
	Sartorius AG		6,598	521,283
	Sixt SE		4,655	197,275
	STO SE & Company KGaA		276	34,139
	Villeroy & Boch AG		4,296	68,564
Rights 0.0%				$4,926
(Cost $0)
	Evolution Mining, Ltd. (Expiration Date: 09-15-2016; Strike Price: AUD 2.05) (I)		48,273	4,716
	Swedol AB (Expiration Date: 09-02-2016; Strike Price: SEK 13.25) (I)		662	210
Warrants 0.0%				$2,325
(Cost $0)
	Ezion Holdings, Ltd. (Expiration Date: 04-15-2020; Strike Price: SGD 0.50) (I)		79,178	2,325
	Yield (%)		Shares	Value
Securities lending collateral 1.8%				$9,715,222
(Cost $9,714,570)
John Hancock Collateral Trust (W)	0.6375(Y	)	970,920	9,715,222
Short-term investments 0.2%				$1,365,761
(Cost $1,365,761)
Money market funds 0.2%				1,365,761
BlackRock Cash Funds - Prime, Institutional Class	0.4071(Y	)	1,365,761	1,365,761
Total investments (Cost $493,851,680) † 101.4%				$560,082,802
Other assets and liabilities, net (1.4%)				($7,545,045)
Total net assets 100.0%				$552,537,757

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       79

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Currency Abbreviations
AUD	Australian Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $501,708,617. Net unrealized appreciation aggregated to $58,374,185, of which $128,408,309 related to appreciated investment securities and $70,034,124 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       80

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II and Shareholders of the John Hancock New Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary of fund’s investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the fund’s investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the John Hancock New Opportunities Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and fund’s investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

Fund's investments

New Opportunities Fund

As of 8-31-16
	Shares	Value
Common stocks 98.2%		$522,344,084
(Cost $474,115,141)
Consumer discretionary 14.6%		77,615,701
Auto components 0.9%
Cooper Tire & Rubber Company	12,909	438,777
Cooper-Standard Holding, Inc. (I)	3,993	395,507
Dana, Inc.	34,586	498,730
Federal-Mogul Holdings Corp. (I)	4,397	40,145
Fox Factory Holding Corp. (I)	57,879	1,201,568
Gentex Corp.	12,826	228,175
Modine Manufacturing Company (I)	11,129	119,192
Shiloh Industries, Inc. (I)	3,949	35,423
Spartan Motors, Inc.	7,931	78,200
Standard Motor Products, Inc.	5,221	233,953
Stoneridge, Inc. (I)	517	8,960
Superior Industries International, Inc.	3,530	102,758
Tower International, Inc.	33	802
Visteon Corp.	16,890	1,194,123
Automobiles 0.1%
Thor Industries, Inc.	1,383	112,230
Winnebago Industries, Inc.	6,297	151,569
Distributors 0.5%
Core-Mark Holding Company, Inc.	3,901	148,823
Pool Corp.	23,399	2,360,257
VOXX International Corp. (I)	5,062	15,540
Weyco Group, Inc.	494	12,607
Diversified consumer services 1.1%
American Public Education, Inc. (I)	3,639	75,218
Apollo Education Group, Inc. (I)	943	8,364
Ascent Capital Group, Inc., Class A (I)	1,985	46,072
Bridgepoint Education, Inc. (I)	10,617	76,973
Cambium Learning Group, Inc. (I)	3,053	14,685
Career Education Corp. (I)	15,816	103,437
Carriage Services, Inc.	1,915	44,888
DeVry Education Group, Inc. (L)	4,500	103,680
Graham Holdings Company, Class B	1,095	536,933
Grand Canyon Education, Inc. (I)	65,850	2,734,751
Houghton Mifflin Harcourt Company (I)	6,210	99,050
K12, Inc. (I)	8,832	105,542
Regis Corp. (I)	126,838	1,594,354
Sotheby's (L)	7,967	315,892
Universal Technical Institute, Inc.	5,699	12,994
Hotels, restaurants and leisure 2.4%
Ark Restaurants Corp.	197	4,417

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       1

	Shares	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Belmond, Ltd., Class A (I)	9,083	$101,457
Biglari Holdings, Inc. (I)	1	441
BJ's Restaurants, Inc. (I)	33,301	1,322,716
Boyd Gaming Corp. (I)	59,657	1,163,312
Canterbury Park Holding Corp.	100	1,065
Chuy's Holdings, Inc. (I)	44,351	1,342,948
Cracker Barrel Old Country Store, Inc. (L)	3,452	525,084
Del Frisco's Restaurant Group, Inc. (I)	5,361	80,683
El Pollo Loco Holdings, Inc. (I)	154	2,097
Gaming Partners International Corp. (I)	400	3,980
International Game Technology PLC	46,463	1,060,750
International Speedway Corp., Class A	6,243	207,829
Intrawest Resorts Holdings, Inc. (I)	9,000	134,280
J Alexander's Holdings, Inc. (I)	3,506	34,955
Kona Grill, Inc. (I)(L)	73,742	980,031
La Quinta Holdings, Inc. (I)	1,603	18,515
Luby's, Inc. (I)	6,731	30,290
Marriott Vacations Worldwide Corp.	6,911	532,838
Monarch Casino & Resort, Inc. (I)	1,250	29,738
Panera Bread Company, Class A (I)	4,871	1,057,738
Papa John's International, Inc.	14,332	1,072,464
RCI Hospitality Holdings, Inc.	2,292	25,189
Red Robin Gourmet Burgers, Inc. (I)	3,142	157,917
Ruby Tuesday, Inc. (I)	5,243	15,939
Sonic Corp.	31,297	897,911
Speedway Motorsports, Inc.	8,627	154,337
The Marcus Corp.	3,767	88,901
The Wendy's Company	62,635	638,251
Vail Resorts, Inc.	7,947	1,259,043
Household durables 2.0%
Bassett Furniture Industries, Inc.	1,320	32,683
Beazer Homes USA, Inc. (I)	55,248	621,540
CalAtlantic Group, Inc.	15,661	571,470
Cavco Industries, Inc. (I)	2,107	220,329
Century Communities, Inc. (I)	5,108	100,577
CSS Industries, Inc.	926	23,585
Emerson Radio Corp. (I)	6,514	5,537
Ethan Allen Interiors, Inc.	6,472	216,553
Flexsteel Industries, Inc.	1,031	48,921
Green Brick Partners, Inc. (I)	164	1,302
Harman International Industries, Inc.	14,833	1,256,207
Helen of Troy, Ltd. (I)	15,902	1,436,587
Hooker Furniture Corp.	2,702	62,849
iRobot Corp. (I)	1,540	61,384
La-Z-Boy, Inc.	50,051	1,334,860

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       2

	Shares	Value
Consumer discretionary (continued)
Household durables (continued)
Libbey, Inc.	632	$11,205
Lifetime Brands, Inc.	962	12,910
M/I Homes, Inc. (I)	2,518	58,267
MDC Holdings, Inc.	5,985	156,268
Meritage Homes Corp. (I)	2,523	90,576
NACCO Industries, Inc., Class A	1,238	82,377
PulteGroup, Inc.	59,577	1,273,160
Skyline Corp. (I)	705	8,460
Stanley Furniture Company, Inc.	2,115	4,124
The New Home Company, Inc. (I)	4,688	50,865
Toll Brothers, Inc. (I)	35,146	1,092,689
TopBuild Corp. (I)	9,061	309,161
TRI Pointe Group, Inc. (I)	39,264	532,420
Tupperware Brands Corp.	16,535	1,083,539
UCP, Inc., Class A (I)	1,832	15,462
WCI Communities, Inc. (I)	26	489
William Lyon Homes, Class A (I)	465	8,021
ZAGG, Inc. (I)	6,430	46,746
Internet and direct marketing retail 0.1%
1-800-Flowers.com, Inc., Class A (I)	8,239	76,128
FTD Companies, Inc. (I)	6,423	150,941
Liberty TripAdvisor Holdings, Inc., Class A (I)	5,389	112,145
Overstock.com, Inc. (I)	50	771
Leisure products 1.0%
Arctic Cat, Inc.	61,983	878,299
Callaway Golf Company	21,696	247,768
JAKKS Pacific, Inc. (I)	3,041	28,008
Johnson Outdoors, Inc., Class A	200	6,730
Malibu Boats, Inc., Class A (I)	136,825	1,873,134
Polaris Industries, Inc.	24,843	2,152,398
Vista Outdoor, Inc. (I)	2,810	111,894
Media 1.0%
A H Belo Corp., Class A	4,469	27,931
AMC Entertainment Holdings, Inc., Class A (L)	975	29,650
Ballantyne Strong, Inc. (I)	1,790	11,098
Beasley Broadcast Group, Inc., Class A	447	2,213
Carmike Cinemas, Inc. (I)	693	22,238
Entercom Communications Corp., Class A	7,660	105,019
Gannett Company, Inc.	27,739	330,926
Gray Television, Inc. (I)	4,409	49,513
John Wiley & Sons, Inc., Class A	8,235	478,701
Media General, Inc. (I)	5,000	88,350
Meredith Corp.	8,505	451,105
New Media Investment Group, Inc.	10,131	161,893

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       3

	Shares	Value
Consumer discretionary (continued)
Media (continued)
Nexstar Broadcasting Group, Inc., Class A (L)	19,989	$1,053,820
Radio One, Inc., Class D (I)	4,508	15,598
Reading International, Inc., Class A (I)	4,950	66,974
Salem Media Group, Inc.	4,629	29,116
Scholastic Corp.	1,757	70,737
Sinclair Broadcast Group, Inc., Class A	2,413	68,722
TEGNA, Inc.	47,656	965,511
The EW Scripps Company, Class A (I)	600	10,194
The Madison Square Garden Company, Class A (I)	995	179,747
The McClatchy Company, Class A (I)	554	9,130
The New York Times Company, Class A	37,359	483,425
Time, Inc.	24,336	343,138
Townsquare Media Inc., Class A (I)	2,297	22,396
Multiline retail 0.7%
Dillard's, Inc., Class A	60,844	3,665,243
Fred's, Inc., Class A	1,382	15,630
J.C. Penney Company, Inc. (I)(L)	21,301	200,868
Tuesday Morning Corp. (I)	10,364	69,128
Specialty retail 4.0%
Aaron's, Inc.	6,882	167,646
Abercrombie & Fitch Company, Class A	8,273	146,763
American Eagle Outfitters, Inc. (L)	66,707	1,236,748
Ascena Retail Group, Inc. (I)	8,149	66,333
AutoNation, Inc. (I)	22,453	1,063,150
Barnes & Noble Education, Inc. (I)	8,317	93,067
Barnes & Noble, Inc.	5,042	57,781
Bed Bath & Beyond, Inc.	7,789	361,176
Big 5 Sporting Goods Corp.	5,096	63,751
Boot Barn Holdings, Inc. (I)	839	10,387
Build-A-Bear Workshop, Inc. (I)	84,750	983,100
Burlington Stores, Inc. (I)	33,280	2,703,002
Cabela's, Inc. (I)	1,460	71,525
Caleres, Inc.	10,226	265,262
Chico's FAS, Inc.	12,940	164,079
Christopher & Banks Corp. (I)	8,725	12,913
Citi Trends, Inc.	2,402	46,959
Conn's, Inc. (I)(L)	3,027	20,553
Destination Maternity Corp.	3,213	19,439
DSW, Inc., Class A	69,016	1,652,933
Express, Inc. (I)	112,569	1,331,691
Five Below, Inc. (I)	52,409	2,335,345
GameStop Corp., Class A (L)	14,387	408,447
Genesco, Inc. (I)	4,980	361,747
GNC Holdings, Inc., Class A	30,671	645,011

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       4

	Shares	Value
Consumer discretionary (continued)
Specialty retail (continued)
Group 1 Automotive, Inc.	2,943	$174,638
Guess?, Inc.	19,497	324,235
Haverty Furniture Companies, Inc.	3,731	74,620
hhgregg, Inc. (I)(L)	1,994	4,148
Hibbett Sports, Inc. (I)	25,680	985,342
Kirkland's, Inc. (I)	783	9,811
Lithia Motors, Inc., Class A	524	43,371
MarineMax, Inc. (I)	4,107	81,442
New York & Company, Inc. (I)	2,900	6,525
Penske Automotive Group, Inc.	18,584	841,855
Perfumania Holdings, Inc. (I)	1,016	2,235
Pier 1 Imports, Inc. (L)	20,105	92,684
Rent-A-Center, Inc.	13,022	159,129
Sally Beauty Holdings, Inc. (I)	32,161	875,422
Sears Hometown and Outlet Stores, Inc. (I)	5,170	34,019
Shoe Carnival, Inc.	1,826	54,159
Sonic Automotive, Inc., Class A	2,223	37,880
Stage Stores, Inc.	3,629	19,524
Staples, Inc.	136,289	1,166,634
The Cato Corp., Class A	1,767	60,573
The Children's Place, Inc.	1,221	99,389
The Finish Line, Inc., Class A	10,311	248,186
The Michaels Companies, Inc. (I)	48,780	1,168,769
Tilly's, Inc., Class A (I)	2,881	25,180
Vitamin Shoppe, Inc. (I)	21,109	585,141
West Marine, Inc. (I)	4,685	43,243
Zumiez, Inc. (I)	1,124	18,771
Textiles, apparel and luxury goods 0.8%
Charles & Colvard, Ltd. (I)	775	953
Columbia Sportswear Company	17,124	961,855
Culp, Inc.	2,824	89,549
Deckers Outdoor Corp. (I)	7,511	490,844
Delta Apparel, Inc. (I)	522	9,229
Fossil Group, Inc. (I)	11,430	326,441
G-III Apparel Group, Ltd. (I)	10,431	329,307
Iconix Brand Group, Inc. (I)	4,381	36,800
Lakeland Industries, Inc. (I)	700	6,909
Movado Group, Inc.	2,782	63,151
Oxford Industries, Inc.	21,578	1,346,683
Perry Ellis International, Inc. (I)	1,322	24,642
Rocky Brands, Inc.	1,741	18,402
Unifi, Inc. (I)	3,710	96,571
Vera Bradley, Inc. (I)	8,195	122,597
Wolverine World Wide, Inc.	19,799	473,394

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       5

	Shares	Value
Consumer staples 2.5%		$13,115,469
Beverages 0.3%
Craft Brew Alliance, Inc. (I)	4,445	88,233
MGP Ingredients, Inc.	1,716	68,537
The Boston Beer Company, Inc., Class A (I)	7,583	1,385,035
Food and staples retailing 0.7%
Ingles Markets, Inc., Class A	2,301	87,047
PriceSmart, Inc.	17,004	1,420,344
Smart & Final Stores, Inc. (I)	82,673	1,056,561
SpartanNash Company	5,433	173,965
The Andersons, Inc.	6,535	241,468
United Natural Foods, Inc. (I)	990	45,144
Village Super Market, Inc., Class A	2,255	72,137
Weis Markets, Inc.	6,229	317,305
Food products 1.4%
Alico, Inc.	490	13,759
Amplify Snack Brands, Inc. (I)	68,470	1,159,197
Darling Ingredients, Inc. (I)	38,006	535,124
Dean Foods Company	21,090	362,959
Fresh Del Monte Produce, Inc.	7,784	452,795
Ingredion, Inc.	2,906	398,006
John B. Sanfilippo & Son, Inc.	461	23,705
Landec Corp. (I)	3,344	43,338
Limoneira Company	335	5,564
Omega Protein Corp. (I)	3,910	98,571
Pinnacle Foods, Inc.	31,039	1,572,125
Post Holdings, Inc. (I)	11,084	939,702
Sanderson Farms, Inc.	5,044	485,384
Seaboard Corp. (I)	47	152,045
Seneca Foods Corp., Class A (I)	2,016	59,472
Snyder's-Lance, Inc.	5,525	195,254
TreeHouse Foods, Inc. (I)	10,419	986,992
Household products 0.1%
Central Garden & Pet Company (I)	2,475	63,558
Central Garden & Pet Company, Class A (I)	6,231	151,102
Oil-Dri Corp. of America	855	32,310
Orchids Paper Products Company	1,525	42,670
Personal products 0.0%
CCA Industries, Inc. (I)	400	1,264
Inter Parfums, Inc.	2,346	80,163
Mannatech, Inc.	83	1,404
Natural Alternatives International, Inc. (I)	1,588	16,134
Nature's Sunshine Products, Inc.	603	8,195
Nutraceutical International Corp. (I)	2,391	60,564
Tobacco 0.0%
Alliance One International, Inc. (I)	2,000	42,460

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       6

	Shares	Value
Consumer staples (continued)
Tobacco (continued)
Universal Corp.	2,923	$175,877
Energy 7.6%		40,485,610
Energy equipment and services 5.0%
Archrock, Inc.	5,642	62,175
Atwood Oceanics, Inc. (L)	2,952	23,321
Bristow Group, Inc. (L)	3,771	43,027
CARBO Ceramics, Inc.	180,000	2,255,400
Dawson Geophysical Company (I)	5,007	36,100
Diamond Offshore Drilling, Inc. (L)	32,535	600,921
Dril-Quip, Inc. (I)	38,315	2,129,165
Era Group, Inc. (I)	1,717	12,517
Exterran Corp. (I)	2,821	39,861
FMC Technologies, Inc. (I)	35,564	1,002,905
Forum Energy Technologies, Inc. (I)	75,359	1,324,058
Geospace Technologies Corp. (I)	51,977	918,434
Gulf Island Fabrication, Inc.	1,274	11,211
Gulfmark Offshore, Inc., Class A (I)	2,446	5,259
Helix Energy Solutions Group, Inc. (I)	24,773	185,798
Helmerich & Payne, Inc. (L)	18,685	1,129,695
Hornbeck Offshore Services, Inc. (I)	3,837	20,988
Independence Contract Drilling, Inc. (I)	329,381	1,660,080
Matrix Service Company (I)	6,259	115,729
McDermott International, Inc. (I)	56,834	297,242
Mitcham Industries, Inc. (I)	2,782	7,567
Nabors Industries, Ltd.	64,181	637,959
Natural Gas Services Group, Inc. (I)	59,483	1,406,178
Newpark Resources, Inc. (I)	395,244	2,790,423
Noble Corp. PLC	58,522	337,087
Oceaneering International, Inc.	22,310	591,661
Oil States International, Inc. (I)	78,704	2,441,398
Pacific Drilling SA (I)	110	345
Parker Drilling Company (I)	28,252	60,742
Patterson-UTI Energy, Inc.	10,848	211,428
PHI, Inc. (I)	2,950	54,959
Pioneer Energy Services Corp. (I)	14,967	49,840
Precision Drilling Corp. (L)	125,470	516,936
Rowan Companies PLC, Class A	19,770	246,334
RPC, Inc. (I)	170,673	2,616,417
SEACOR Holdings, Inc. (I)(L)	2,306	135,547
Superior Energy Services, Inc.	57,055	960,236
Tesco Corp.	9,006	61,331
TETRA Technologies, Inc. (I)	7,049	42,646
Tidewater, Inc.	4,115	13,456
Transocean, Ltd. (I)(L)	153,932	1,493,140

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       7

	Shares	Value
Energy (continued)
Energy equipment and services (continued)
Unit Corp. (I)	12,109	$206,943
Oil, gas and consumable fuels 2.6%
Adams Resources & Energy, Inc.	139	5,157
Alon USA Energy, Inc.	5,862	47,951
Approach Resources, Inc. (I)(L)	10,446	34,681
Bill Barrett Corp. (I)(L)	4,159	27,616
Callon Petroleum Company (I)	5,053	73,521
Clayton Williams Energy, Inc. (I)(L)	596	37,614
Clean Energy Fuels Corp. (I)	2,524	11,030
Cloud Peak Energy, Inc. (I)	1,335	5,514
CONSOL Energy, Inc.	36,701	669,426
Contango Oil & Gas Company (I)	4,565	44,098
CVR Energy, Inc. (L)	2,574	37,555
Delek US Holdings, Inc.	5,132	90,067
Denbury Resources, Inc. (I)(L)	24,792	76,359
DHT Holdings, Inc.	1,910	8,232
Dorian LPG, Ltd. (I)(L)	13,491	71,907
Eclipse Resources Corp. (I)	38,947	132,809
Energen Corp.	22,137	1,272,878
EP Energy Corp., Class A (I)(L)	28,220	116,266
GasLog, Ltd. (L)	3,773	51,313
Green Plains, Inc.	6,351	154,202
HollyFrontier Corp.	38,871	1,005,981
Kosmos Energy, Ltd. (I)	72,373	449,436
Matador Resources Company (I)	56,057	1,286,508
Newfield Exploration Company (I)	29,013	1,258,004
Nordic American Tankers, Ltd.	459	4,709
Northern Oil and Gas, Inc. (I)	265	859
Oasis Petroleum, Inc. (I)	16,833	159,577
Overseas Shipholding Group, Inc., Class A	809	8,770
Panhandle Oil and Gas, Inc., Class A	3,808	65,878
Par Pacific Holdings, Inc. (I)(L)	9,583	117,296
PBF Energy, Inc., Class A	23,402	512,504
PDC Energy, Inc. (I)	1,539	102,190
QEP Resources, Inc.	26,369	503,648
Renewable Energy Group, Inc. (I)	10,383	93,136
RSP Permian, Inc. (I)	45,657	1,782,906
Scorpio Tankers, Inc.	10,739	52,514
SemGroup Corp., Class A	6,248	194,313
Ship Finance International, Ltd. (L)	1,579	23,827
SM Energy Company	5,755	217,999
Southwestern Energy Company (I)	26,390	367,085
Synergy Resources Corp. (I)	5,090	33,340
Targa Resources Corp.	35,689	1,555,327
VAALCO Energy, Inc. (I)	4,771	5,057

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       8

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Western Refining, Inc.	6,755	$169,956
Whiting Petroleum Corp. (I)	6,322	46,087
WPX Energy, Inc. (I)	62,004	744,048
Financials 20.9%		111,250,567
Banks 10.0%
1st Source Corp.	3,710	131,297
Access National Corp.	359	7,999
American National Bankshares, Inc.	539	14,429
Associated Banc-Corp.	34,733	689,103
Banc of California, Inc.	10,060	224,539
BancFirst Corp.	3,591	246,343
BancorpSouth, Inc.	21,917	545,733
Bank of Commerce Holdings	3,052	20,448
Bank of Florida Corp. (I)	2,087	0
Bank of Marin Bancorp	404	19,683
Bank of the Ozarks, Inc.	28,331	1,110,009
BankUnited, Inc.	32,650	1,049,698
Banner Corp.	7,567	335,052
Bar Harbor Bankshares	348	12,806
Berkshire Hills Bancorp, Inc.	7,180	200,250
Blue Hills Bancorp, Inc.	140,030	2,065,443
BNC Bancorp	9,322	229,042
BOK Financial Corp. (L)	4,301	297,070
Boston Private Financial Holdings, Inc.	19,522	251,443
Brookline Bancorp, Inc.	16,618	198,419
Bryn Mawr Bank Corp.	3,768	121,217
C&F Financial Corp.	63	2,678
Camden National Corp.	2,381	110,097
Capital Bank Financial Corp., Class A	7,250	226,998
Capital City Bank Group, Inc.	2,956	41,354
Cardinal Financial Corp.	7,466	200,462
Cascade Bancorp (I)	16,714	100,618
CenterState Banks, Inc.	10,474	188,323
Central Pacific Financial Corp.	7,038	180,102
Century Bancorp, Inc., Class A	108	4,739
Chemical Financial Corp. (L)	8,867	409,921
Citizens & Northern Corp.	2,868	62,006
City Holding Company	3,219	162,849
CNB Financial Corp.	623	12,553
CoBiz Financial, Inc.	6,849	89,927
Columbia Banking System, Inc.	13,903	459,355
Community Bank Systems, Inc.	10,183	483,183
Community Trust Bancorp, Inc.	4,066	149,873
ConnectOne Bancorp, Inc.	6,959	123,801

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       9

	Shares	Value
Financials (continued)
Banks (continued)
CU Bancorp (I)	4,105	$99,341
Customers Bancorp, Inc. (I)	6,292	168,248
CVB Financial Corp.	4,094	72,832
East West Bancorp, Inc.	30,467	1,131,544
Enterprise Bancorp, Inc.	213	5,289
Enterprise Financial Services Corp.	4,661	143,559
Farmers National Banc Corp.	6,173	61,545
FCB Financial Holdings, Inc., Class A (I)	8,618	330,069
Fidelity Southern Corp.	5,962	107,018
Financial Institutions, Inc.	3,379	90,828
First BanCorp (I)	49,299	241,565
First Bancorp North Carolina	4,607	92,370
First Bancorp, Inc.	642	14,451
First Busey Corp.	1,903	44,435
First Citizens BancShares, Inc., Class A	372	105,987
First Commonwealth Financial Corp.	18,527	189,161
First Community Bancshares, Inc.	4,116	98,661
First Connecticut Bancorp, Inc.	66,431	1,163,871
First Financial Bancorp	14,321	312,198
First Financial Corp.	1,254	51,264
First Financial Northwest, Inc.	3,157	41,388
First Interstate BancSystem, Inc., Class A	5,046	155,114
First Merchants Corp.	4,028	109,360
First Midwest Bancorp, Inc.	9,146	178,987
First NBC Bank Holding Company (I)	850	11,101
First South Bancorp, Inc.	777	7,615
Flushing Financial Corp.	6,781	157,251
FNB Corp.	18,209	227,430
Fulton Financial Corp.	40,404	584,242
German American Bancorp, Inc.	500	18,430
Glacier Bancorp, Inc.	42,209	1,263,737
Great Southern Bancorp, Inc.	3,237	136,245
Great Western Bancorp, Inc.	33,274	1,139,302
Guaranty Bancorp	4,862	89,850
Hancock Holding Company	18,375	599,576
Hanmi Financial Corp.	7,509	196,961
Heartland Financial USA, Inc.	5,670	205,934
Heritage Commerce Corp.	7,488	86,037
Heritage Financial Corp.	6,949	128,418
Heritage Oaks Bancorp	7,955	64,197
Hilltop Holdings, Inc. (I)	22,566	510,894
HomeTrust Bancshares, Inc. (I)	4,264	81,528
Hope Bancorp, Inc.	21,586	371,279
Horizon Bancorp	2,750	77,028
Huntington Bancshares, Inc.	15,029	150,440

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       10

	Shares	Value
Financials (continued)
Banks (continued)
IBERIABANK Corp.	25,098	$1,725,989
Independent Bank Corp. (MA)	5,210	276,026
Independent Bank Corp. (MI)	2,100	34,251
Independent Bank Group, Inc.	4,286	188,241
International Bancshares Corp.	15,354	455,246
Investors Bancorp, Inc.	43,570	533,733
Lakeland Bancorp, Inc.	9,636	131,531
LegacyTexas Financial Group, Inc.	11,009	333,903
Macatawa Bank Corp.	7,781	60,536
MainSource Financial Group, Inc.	4,787	115,510
MBT Financial Corp.	5,279	44,766
Mercantile Bank Corp.	3,768	100,982
Merchants Bancshares, Inc.	540	17,928
MidSouth Bancorp, Inc.	729	7,385
MidWestOne Financial Group, Inc.	305	9,095
National Bank Holdings Corp., Class A	6,769	162,050
NBT Bancorp, Inc.	9,892	319,413
Northrim BanCorp, Inc.	492	12,644
OFG Bancorp	10,217	111,467
Old National Bancorp	26,563	376,132
Old Second Bancorp, Inc.	1,554	12,681
Opus Bank	7,560	263,995
Pacific Continental Corp.	4,522	74,613
Pacific Mercantile Bancorp (I)	5,276	40,520
PacWest Bancorp	25,954	1,124,068
Park Sterling Corp.	12,215	103,583
Peapack Gladstone Financial Corp.	3,887	77,662
People's United Financial, Inc.	66,172	1,075,295
Peoples Bancorp, Inc.	4,237	100,713
Pinnacle Financial Partners, Inc.	19,288	1,093,437
Popular, Inc.	122,931	4,832,419
Preferred Bank	3,067	107,498
Premier Financial Bancorp, Inc.	658	11,002
PrivateBancorp, Inc.	39,602	1,819,712
Prosperity Bancshares, Inc.	15,837	878,478
Renasant Corp.	9,328	330,678
Republic Bancorp, Inc., Class A	36,219	1,159,370
Republic First Bancorp, Inc. (I)	502	2,058
S&T Bancorp, Inc.	8,075	232,156
Sandy Spring Bancorp, Inc.	5,612	176,946
Seacoast Banking Corp. of Florida (I)	8,060	132,587
Shore Bancshares, Inc.	2,964	34,471
Sierra Bancorp	3,083	56,203
Simmons First National Corp., Class A	7,065	354,592
South State Corp.	5,606	426,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       11

	Shares	Value
Financials (continued)
Banks (continued)
Southern National Bancorp of Virginia, Inc.	2,817	$34,987
Southside Bancshares, Inc.	6,073	199,498
Southwest Bancorp, Inc.	4,469	87,503
State Bank Financial Corp.	8,480	195,549
Sterling Bancorp	30,199	539,052
Stonegate Bank	2,359	76,809
Suffolk Bancorp	2,043	72,220
Sun Bancorp, Inc.	272	6,212
Synovus Financial Corp.	33,171	1,097,297
Talmer Bancorp, Inc., Class A	955	22,213
TCF Financial Corp.	39,643	580,770
Texas Capital Bancshares, Inc. (I)	19,124	1,004,392
The Bancorp, Inc. (I)	8,903	55,110
Tompkins Financial Corp.	1,364	100,841
Towne Bank	2,665	63,400
TriCo Bancshares	5,293	143,123
TriState Capital Holdings, Inc. (I)	83,962	1,256,491
Trustmark Corp.	15,665	444,259
Umpqua Holdings Corp.	51,315	842,592
Union Bankshares Corp.	10,202	283,922
United Community Banks, Inc.	15,340	321,833
Univest Corp. of Pennsylvania	4,542	106,010
Valley National Bancorp	20,500	197,825
Washington Trust Bancorp, Inc.	3,575	150,686
Webster Financial Corp.	27,756	1,072,214
WesBanco, Inc.	8,924	292,083
West Bancorporation, Inc.	1,494	29,327
Western Alliance Bancorp (I)	28,376	1,084,531
Wintrust Financial Corp.	3,536	196,531
Zions Bancorporation	42,529	1,300,962
Capital markets 2.3%
Artisan Partners Asset Management, Inc., Class A	73,190	1,913,919
Calamos Asset Management, Inc., Class A	923	6,452
Cowen Group, Inc., Class A (I)(L)	19,199	71,996
E*TRADE Financial Corp. (I)	54,891	1,448,025
GAIN Capital Holdings, Inc.	225,351	1,449,007
Greenhill & Company, Inc.	18,914	433,887
INTL. FCStone, Inc. (I)	815	29,356
Investment Technology Group, Inc.	4,951	76,146
Janus Capital Group, Inc.	82,960	1,233,615
KCG Holdings, Inc., Class A (I)	21,470	310,242
Ladenburg Thalmann Financial Services, Inc. (I)	38,876	89,026
Legg Mason, Inc.	25,260	873,743
Oppenheimer Holdings, Inc., Class A	3,151	50,637
Piper Jaffray Companies (I)	300	13,314

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       12

	Shares	Value
Financials (continued)
Capital markets (continued)
Pzena Investment Management, Inc., Class A	90,632	$703,304
Stifel Financial Corp. (I)	83,062	3,268,490
Virtus Investment Partners, Inc. (L)	472	43,046
Consumer finance 1.1%
Asta Funding, Inc. (I)	2,466	27,447
Cash America International, Inc.	1,700	74,001
Consumer Portfolio Services, Inc. (I)	5,992	23,009
Encore Capital Group, Inc. (I)(L)	41,892	903,192
Enova International, Inc. (I)	1,743	16,715
EZCORP, Inc., Class A (I)	3,319	34,352
Green Dot Corp., Class A (I)	11,559	268,169
Navient Corp.	69,261	995,973
Nelnet, Inc., Class A	7,230	255,942
Nicholas Financial, Inc. (I)	75	793
PRA Group, Inc. (I)	400	12,792
Regional Management Corp. (I)	3,038	65,682
Santander Consumer USA Holdings, Inc. (I)	117,669	1,480,276
SLM Corp. (I)	215,900	1,600,899
Diversified financial services 0.6%
BBX Capital Corp., Class A (I)	385	7,635
FNFV Group (I)	1,279	16,486
Leucadia National Corp.	7,518	143,970
MarketAxess Holdings, Inc.	17,587	2,964,113
Marlin Business Services Corp.	2,737	51,456
NewStar Financial, Inc. (I)	11,190	126,111
PICO Holdings, Inc. (I)	5,367	59,144
Resource America, Inc., Class A	3,296	32,169
TheStreet, Inc.	6,959	8,003
Tiptree Financial, Inc., Class A	8,369	45,695
Insurance 4.2%
Allied World Assurance Company Holdings AG	20,794	843,405
Ambac Financial Group, Inc. (I)	10,609	192,447
American Equity Investment Life Holding Company	9,103	160,395
American Financial Group, Inc.	15,941	1,197,966
American National Insurance Company	4,229	494,032
AMERISAFE, Inc.	1,092	65,531
Argo Group International Holdings, Ltd.	5,585	316,893
Aspen Insurance Holdings, Ltd.	32,681	1,502,019
Assurant, Inc.	13,753	1,231,581
Assured Guaranty, Ltd.	31,611	877,837
Atlas Financial Holdings, Inc. (I)	2,735	47,945
Axis Capital Holdings, Ltd.	21,582	1,227,368
CNO Financial Group, Inc.	77,629	1,261,471
Donegal Group, Inc., Class A	4,807	77,345

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       13

	Shares	Value
Financials (continued)
Insurance (continued)
EMC Insurance Group, Inc.	855	$23,812
Employers Holdings, Inc.	7,432	226,453
Endurance Specialty Holdings, Ltd.	15,472	1,018,831
Enstar Group, Ltd. (I)	3,563	593,560
FBL Financial Group, Inc., Class A	4,276	282,729
Federated National Holding Company	803	14,671
First Acceptance Corp. (I)	4,470	4,604
Global Indemnity PLC (I)	2,416	69,702
Greenlight Capital Re, Ltd., Class A (I)	7,163	153,646
Hallmark Financial Services, Inc. (I)	4,441	46,941
HCI Group, Inc.	367	11,667
Heritage Insurance Holdings, Inc.	50,512	693,025
Horace Mann Educators Corp.	21,857	798,873
Independence Holding Company	2,216	38,891
Investors Title Company	98	9,610
Kemper Corp.	9,050	338,923
Maiden Holdings, Ltd.	17,155	236,911
MBIA, Inc. (I)	14,918	120,239
National General Holdings Corp.	2,337	53,260
National Western Life Group, Inc., Class A	306	59,367
Old Republic International Corp.	45,002	865,388
OneBeacon Insurance Group, Ltd., Class A	5,187	73,448
ProAssurance Corp.	2,437	134,084
Reinsurance Group of America, Inc.	13,862	1,487,670
RenaissanceRe Holdings, Ltd.	9,736	1,165,399
Safety Insurance Group, Inc.	3,490	231,911
Selective Insurance Group, Inc.	7,742	308,906
State Auto Financial Corp.	9,779	224,526
State National Companies, Inc.	10,442	106,195
Stewart Information Services Corp.	3,174	145,306
The Hanover Insurance Group, Inc.	23,307	1,822,607
The Navigators Group, Inc.	1,540	144,698
United Fire Group, Inc.	2,422	104,655
United Insurance Holdings Corp.	4,610	72,608
Validus Holdings, Ltd.	19,627	996,855
W.R. Berkley Corp.	1,508	89,530
Mortgage real estate investment trusts 0.4%
Anworth Mortgage Asset Corp.	203,729	996,235
Two Harbors Investment Corp.	129,444	1,152,052
Thrifts and mortgage finance 2.3%
Astoria Financial Corp.	8,434	129,040
Bank Mutual Corp.	10,569	82,438
BankFinancial Corp.	3,904	48,175
Beneficial Bancorp, Inc. (I)	123,518	1,862,651

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       14

	Shares	Value
Financials (continued)
Thrifts and mortgage finance (continued)
BofI Holding, Inc. (I)	59,100	$1,270,650
Capitol Federal Financial, Inc.	31,558	453,804
Charter Financial Corp.	43,234	568,527
Clifton Bancorp, Inc.	5,773	85,729
Dime Community Bancshares, Inc.	8,579	151,505
ESSA Bancorp, Inc.	589	8,099
EverBank Financial Corp.	7,290	139,895
Federal Agricultural Mortgage Corp., Class C	953	39,054
First Defiance Financial Corp.	1,313	59,728
Flagstar Bancorp, Inc. (I)	68,265	1,916,881
Home Bancorp, Inc.	1,531	44,154
HomeStreet, Inc. (I)	83,128	2,166,316
Kearny Financial Corp.	21,529	294,732
Meridian Bancorp, Inc.	12,258	191,470
Meta Financial Group, Inc.	1,814	111,652
NMI Holdings, Inc., Class A (I)	13,738	109,080
Northfield Bancorp, Inc.	11,397	181,098
Northwest Bancshares, Inc.	9,787	151,894
Oritani Financial Corp.	10,193	163,802
PHH Corp. (I)	12,643	193,438
Provident Financial Holdings, Inc.	768	14,669
Provident Financial Services, Inc.	8,495	183,237
Radian Group, Inc.	31,710	434,744
SI Financial Group, Inc.	2,817	37,945
Territorial Bancorp, Inc.	952	27,189
TierOne Corp. (I)	1,301	1
TrustCo Bank Corp.	22,326	159,408
United Community Financial Corp.	10,993	71,564
United Financial Bancorp, Inc.	11,568	161,836
Walker & Dunlop, Inc. (I)	1,711	45,342
Washington Federal, Inc.	14,296	378,844
Waterstone Financial, Inc.	6,763	114,295
Westfield Financial, Inc.	4,251	32,180
WSFS Financial Corp.	5,964	232,000
Health care 9.6%		51,039,645
Biotechnology 1.7%
Acorda Therapeutics, Inc. (I)	2,308	55,577
Amicus Therapeutics, Inc. (I)	163,348	1,092,798
Aptevo Therapeutics, Inc. (I)	4,626	12,583
DBV Technologies SA, ADR (I)	43,354	1,499,181
Dynavax Technologies Corp. (I)	56,404	883,287
Emergent BioSolutions, Inc. (I)	5,521	147,135
Heron Therapeutics, Inc. (I)	11,314	210,440
Inotek Pharmaceuticals Corp. (I)	128,248	910,561

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       15

	Shares	Value
Health care (continued)
Biotechnology (continued)
Neurocrine Biosciences, Inc. (I)	50,613	$2,452,706
Ophthotech Corp. (I)	5,010	264,578
PDL BioPharma, Inc.	37,861	110,176
Retrophin, Inc. (I)	81,639	1,307,857
Spectrum Pharmaceuticals, Inc. (I)	3,505	18,612
Venaxis, Inc. (I)	894	3,272
Health care equipment and supplies 3.3%
ABIOMED, Inc. (I)	10,719	1,264,199
Align Technology, Inc. (I)	20,764	1,928,976
Analogic Corp.	16,775	1,492,975
AngioDynamics, Inc. (I)	8,363	138,324
CONMED Corp.	5,155	210,324
CryoLife, Inc.	3,875	61,806
Cynosure, Inc., Class A (I)	1,388	72,301
Electromed, Inc. (I)	2,000	10,780
Endologix, Inc. (I)	70,394	855,991
Exactech, Inc. (I)	3,367	93,569
Globus Medical, Inc., Class A (I)	61,633	1,431,735
Haemonetics Corp. (I)	11,706	434,995
Halyard Health, Inc. (I)	9,167	334,137
Hill-Rom Holdings, Inc.	24,752	1,468,041
ICU Medical, Inc. (I)	11,973	1,493,871
Integer Holdings Corp. (I)	4,338	104,980
Invacare Corp.	2,740	32,524
Kewaunee Scientific Corp.	80	1,892
Merit Medical Systems, Inc. (I)	10,231	247,999
Nevro Corp. (I)(L)	12,127	1,145,153
Nuvectra Corp. (I)	1,446	9,905
OraSure Technologies, Inc. (I)	12,593	107,922
RTI Surgical, Inc. (I)	14,197	45,572
SeaSpine Holdings Corp. (I)	629	6,535
West Pharmaceutical Services, Inc.	18,989	1,553,870
Wright Medical Group NV (I)	119,491	2,958,597
Health care providers and services 1.9%
Acadia Healthcare Company, Inc. (I)	45,374	2,322,695
Aceto Corp.	3,863	77,994
Addus HomeCare Corp. (I)	1,215	29,136
Air Methods Corp. (I)(L)	9,080	319,434
Almost Family, Inc. (I)	2,387	87,913
Amsurg Corp. (I)	12,622	819,420
Brookdale Senior Living, Inc. (I)	40,887	703,665
Community Health Systems, Inc. (I)	8,560	91,421
Cross Country Healthcare, Inc. (I)	2,598	31,618
Digirad Corp.	3,687	18,656

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       16

	Shares	Value
Health care (continued)
Health care providers and services (continued)
Five Star Quality Care, Inc. (I)	11,488	$24,355
Hanger, Inc. (I)	2,169	19,738
Healthways, Inc. (I)	8,397	210,009
InfuSystems Holdings, Inc. (I)	5,153	14,377
Kindred Healthcare, Inc.	5,746	63,436
LHC Group, Inc. (I)	4,190	148,996
LifePoint Health, Inc. (I)	7,421	420,029
Magellan Health, Inc. (I)	2,433	138,973
Medcath Corp. (I)	4,104	2,052
MEDNAX, Inc. (I)	2,850	187,445
Molina Healthcare, Inc. (I)	12,998	699,422
National HealthCare Corp.	3,473	225,676
Owens & Minor, Inc.	14,567	500,668
PharMerica Corp. (I)	3,519	88,890
Quorum Health Corp. (I)	2,140	13,161
Select Medical Holdings Corp. (I)	30,908	367,187
Team Health Holdings, Inc. (I)	46,681	1,554,477
The Ensign Group, Inc.	966	18,151
The Providence Service Corp. (I)	3,470	163,541
Triple-S Management Corp., Class B (I)	3,548	77,666
Universal American Corp.	19,083	136,634
WellCare Health Plans, Inc. (I)	4,391	494,866
Health care technology 0.7%
HealthStream, Inc. (I)	2,430	64,614
HMS Holdings Corp. (I)	67,890	1,480,681
Medidata Solutions, Inc. (I)	37,962	2,053,744
Omnicell, Inc. (I)	5,668	213,003
Press Ganey Holdings, Inc. (I)	5,729	230,821
Life sciences tools and services 0.8%
Bio-Techne Corp.	10,073	1,061,191
Bruker Corp.	36,324	812,205
Cambrex Corp. (I)	21,803	933,822
Harvard Bioscience, Inc. (I)	7,918	21,458
INC Research Holdings, Inc., Class A (I)	23,300	1,016,579
Luminex Corp. (I)	10,178	214,450
VWR Corp. (I)	5,823	162,520
Pharmaceuticals 1.2%
Amphastar Pharmaceuticals, Inc. (I)	10,250	194,750
Catalent, Inc. (I)	58,216	1,468,790
Corcept Therapeutics, Inc. (I)	57,259	305,190
Cumberland Pharmaceuticals, Inc. (I)	631	2,909
Egalet Corp. (I)	28,765	197,328
Horizon Pharma PLC (I)	14,572	273,954
Impax Laboratories, Inc. (I)	66,215	1,601,741

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       17

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Phibro Animal Health Corp., Class A	30,202	$733,003
Prestige Brands Holdings, Inc. (I)	6,068	292,053
SciClone Pharmaceuticals, Inc. (I)	7,199	72,494
Sucampo Pharmaceuticals, Inc., Class A (I)	18,376	201,401
Supernus Pharmaceuticals, Inc. (I)	41,324	883,507
Industrials 18.4%		97,915,205
Aerospace and defense 1.8%
AAR Corp.	4,513	111,065
Aerovironment, Inc. (I)	5,435	134,462
American Science & Engineering, Inc.	1,666	61,309
CPI Aerostructures, Inc. (I)	1,951	12,194
Cubic Corp.	6,304	295,153
Curtiss-Wright Corp.	749	67,335
DigitalGlobe, Inc. (I)	13,413	363,358
Ducommun, Inc. (I)	1,564	37,129
Engility Holdings, Inc. (I)	233	6,990
Esterline Technologies Corp. (I)	7,138	549,269
HEICO Corp.	27,952	1,899,618
KLX, Inc. (I)	12,362	461,597
Kratos Defense & Security Solutions, Inc. (I)	5,454	38,069
LMI Aerospace, Inc. (I)	3,084	23,500
Mercury Systems, Inc. (I)	7,959	180,510
Moog, Inc., Class A (I)	2,836	167,296
Orbital ATK, Inc.	584	44,051
SIFCO Industries, Inc. (I)	400	2,620
Sparton Corp. (I)	1,625	37,229
Spirit AeroSystems Holdings, Inc., Class A (I)	10,003	458,337
Teledyne Technologies, Inc. (I)	7,747	830,014
Triumph Group, Inc.	111,302	3,546,082
Vectrus, Inc. (I)	2,461	83,034
Air freight and logistics 0.8%
Air Transport Services Group, Inc. (I)	14,865	215,245
Atlas Air Worldwide Holdings, Inc. (I)	2,811	104,401
Echo Global Logistics, Inc. (I)	7,613	196,415
Forward Air Corp.	24,941	1,149,281
Hub Group, Inc., Class A (I)	8,188	333,661
Park-Ohio Holdings Corp.	37,875	1,396,830
Radiant Logistics, Inc. (I)	11,599	33,869
XPO Logistics, Inc. (I)(L)	23,892	855,334
Airlines 0.5%
Copa Holdings SA, Class A (L)	6,487	495,801
JetBlue Airways Corp. (I)	69,187	1,103,533
SkyWest, Inc.	4,310	121,671
Spirit Airlines, Inc. (I)	16,583	663,154

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       18

	Shares	Value
Industrials (continued)
Building products 0.9%
Alpha Pro Tech, Ltd. (I)	4,132	$12,437
Apogee Enterprises, Inc.	31,403	1,519,905
Armstrong Flooring, Inc. (I)	857	17,671
Continental Building Products, Inc. (I)	237	5,264
Gibraltar Industries, Inc. (I)	4,525	172,674
Griffon Corp.	6,903	118,179
Insteel Industries, Inc.	3,280	109,224
Owens Corning	350	19,222
Quanex Building Products Corp.	7,897	152,649
Simpson Manufacturing Company, Inc.	11,329	497,117
Trex Company, Inc. (I)	21,525	1,333,259
Universal Forest Products, Inc.	4,739	517,262
USG Corp. (I)	10,868	298,109
Commercial services and supplies 2.2%
ABM Industries, Inc.	27,500	1,056,825
ACCO Brands Corp. (I)	25,103	251,030
Acme United Corp.	300	6,156
AMREP Corp. (I)	120	697
ARC Document Solutions, Inc. (I)	3,108	10,505
Brady Corp., Class A	10,232	342,670
CECO Environmental Corp.	7,708	84,711
Civeo Corp. (I)	1,944	2,236
Clean Harbors, Inc. (I)	4,964	237,279
Covanta Holding Corp.	29,160	434,192
Ennis, Inc.	4,732	78,457
Essendant, Inc.	8,722	168,945
Fuel Tech, Inc. (I)	2,200	3,058
G&K Services, Inc., Class A	21	2,044
Heritage-Crystal Clean, Inc. (I)	5,154	71,177
Hudson Technologies, Inc. (I)	7,574	49,004
InnerWorkings, Inc. (I)	12,742	113,022
Intersections, Inc. (I)	1,826	3,250
Kimball International, Inc., Class B	2,715	33,802
Matthews International Corp., Class A	7,741	476,149
McGrath RentCorp	5,512	176,219
Mobile Mini, Inc.	35,847	1,071,825
NL Industries, Inc. (I)	5,690	33,571
Pitney Bowes, Inc.	45,619	855,812
Quad/Graphics, Inc.	8,479	229,696
Ritchie Brothers Auctioneers, Inc.	70,153	2,443,429
SP Plus Corp. (I)	5,196	129,900
Steelcase, Inc., Class A	4,397	65,691
Team, Inc. (I)	30,972	983,980
Tetra Tech, Inc.	13,657	482,092
TRC Companies, Inc. (I)	7,125	54,293

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       19

	Shares	Value
Industrials (continued)
Commercial services and supplies (continued)
Versar, Inc. (I)	2,653	$3,502
Viad Corp.	4,281	153,089
Virco Manufacturing Corp. (I)	700	2,912
VSE Corp.	2,544	83,723
Waste Connections, Inc.	19,440	1,485,799
Construction and engineering 1.7%
AECOM (I)	87,194	2,688,191
Aegion Corp. (I)	3,300	61,116
Argan, Inc.	3,413	163,176
Dycom Industries, Inc. (I)	11,464	929,960
Fluor Corp.	1,318	68,404
Granite Construction, Inc.	9,149	439,152
Great Lakes Dredge & Dock Corp. (I)	8,005	30,899
Jacobs Engineering Group, Inc. (I)	26,133	1,376,948
KBR, Inc.	32,625	478,935
Layne Christensen Company (I)(L)	2,568	23,086
MasTec, Inc. (I)	18,700	550,715
MYR Group, Inc. (I)	3,816	110,664
Northwest Pipe Company (I)	2,178	25,592
Orion Marine Group, Inc. (I)	6,438	38,370
Primoris Services Corp.	50,597	972,474
Quanta Services, Inc. (I)	35,065	902,222
Sterling Construction Company, Inc. (I)	4,609	29,728
Tutor Perini Corp. (I)	6,342	147,071
Electrical equipment 1.0%
Babcock & Wilcox Enterprises, Inc. (I)	11,744	192,014
Broadwind Energy, Inc. (I)	3,229	15,467
Encore Wire Corp.	4,077	157,861
EnerSys	27,872	1,961,631
Generac Holdings, Inc. (I)	28,138	1,049,547
General Cable Corp.	9,765	157,509
Global Power Equipment Group, Inc. (I)	468	2,340
LSI Industries, Inc.	5,767	58,420
Powell Industries, Inc.	2,666	105,974
Preformed Line Products Company	162	7,105
Regal Beloit Corp.	10,558	647,522
Thermon Group Holdings, Inc. (I)	39,371	741,356
Ultralife Corp. (I)	3,715	15,789
Industrial conglomerates 0.1%
Carlisle Companies, Inc.	1,246	130,656
Raven Industries, Inc.	8,354	205,007
Machinery 4.7%
AGCO Corp.	11,559	561,074
Alamo Group, Inc.	1,890	122,510

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       20

	Shares	Value
Industrials (continued)
Machinery (continued)
Albany International Corp., Class A	36,687	$1,552,961
Altra Industrial Motion Corp.	2,663	75,097
American Railcar Industries, Inc. (L)	3,956	164,016
ARC Group Worldwide, Inc. (I)	4,288	10,334
Astec Industries, Inc.	5,336	313,703
Barnes Group, Inc.	12,586	520,305
Briggs & Stratton Corp.	4,656	88,511
Chart Industries, Inc. (I)	7,035	211,894
CIRCOR International, Inc.	3,781	223,306
Colfax Corp. (I)	26,994	801,182
Columbus McKinnon Corp.	4,693	82,409
Douglas Dynamics, Inc.	5,207	167,041
Dynamic Materials Corp.	3,214	35,354
ESCO Technologies, Inc.	6,035	272,299
Federal Signal Corp.	95,041	1,245,988
Flowserve Corp.	21,723	1,050,742
Franklin Electric Company, Inc.	8,102	309,902
FreightCar America, Inc.	2,894	41,674
Gencor Industries, Inc. (I)	2,851	32,644
Graco, Inc.	18,434	1,358,033
Graham Corp.	45,066	861,211
Hardinge, Inc.	2,984	31,541
Hurco Companies, Inc.	1,523	41,136
Hyster-Yale Materials Handling, Inc.	22,475	1,162,632
ITT, Inc.	20,524	742,558
Joy Global, Inc.	3,576	97,553
Key Technology, Inc. (I)	105	1,013
LB Foster Company, Class A	2,444	29,352
Lydall, Inc. (I)	1,533	73,645
Manitowoc Foodservice, Inc. (I)	5,711	92,118
MFRI, Inc. (I)	780	5,897
Miller Industries, Inc.	1,559	34,469
Mueller Industries, Inc.	13,374	462,205
NN, Inc.	96,032	1,704,568
Oshkosh Corp.	306	16,503
Proto Labs, Inc. (I)	21,049	1,151,801
SPX Corp. (I)	24,369	461,549
SPX FLOW, Inc. (I)	550	16,176
Supreme Industries, Inc., Class A	3,466	59,754
Terex Corp.	129,068	3,133,771
The Eastern Company	366	7,027
The Manitowoc Company, Inc.	5,711	27,984
Titan International, Inc.	162,079	1,489,506
TriMas Corp. (I)	10,899	209,043
Trinity Industries, Inc.	35,393	864,297

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       21

	Shares	Value
Industrials (continued)
Machinery (continued)
Twin Disc, Inc.	2,590	$33,644
Wabash National Corp. (I)	15,107	210,743
Watts Water Technologies, Inc., Class A	19,656	1,265,846
Woodward, Inc.	22,848	1,433,027
Marine 0.4%
Kirby Corp. (I)	37,266	1,941,559
Matson, Inc.	9,262	357,421
Professional services 1.5%
CBIZ, Inc. (I)	5,163	58,394
CDI Corp.	4,616	26,311
CEB, Inc.	21,898	1,318,260
CRA International, Inc. (I)	2,047	55,515
Exponent, Inc.	23,169	1,168,413
Franklin Covey Company (I)	3,751	60,916
FTI Consulting, Inc. (I)	4,850	214,807
GP Strategies Corp. (I)	596	14,244
Heidrick & Struggles International, Inc.	1,533	28,652
Hill International, Inc. (I)	4,471	19,583
Huron Consulting Group, Inc. (I)	5,009	314,866
ICF International, Inc. (I)	4,397	184,014
Kelly Services, Inc., Class A	5,734	109,634
Korn/Ferry International	13,401	319,480
ManpowerGroup, Inc.	14,703	1,050,676
Mistras Group, Inc. (I)	1,381	32,412
Navigant Consulting, Inc. (I)	10,842	212,937
On Assignment, Inc. (I)	11,322	426,953
RCM Technologies, Inc.	100	558
Resources Connection, Inc.	8,503	128,310
RPX Corp. (I)	1,420	14,867
TrueBlue, Inc. (I)	2,038	44,530
Volt Information Sciences, Inc. (I)	619	3,683
WageWorks, Inc. (I)	38,564	2,382,870
Road and rail 1.1%
AMERCO	438	150,545
ArcBest Corp.	2,185	40,007
Avis Budget Group, Inc. (I)	10,293	371,886
Celadon Group, Inc.	46,371	362,158
Covenant Transportation Group, Inc., Class A (I)	1,862	35,899
Genesee & Wyoming, Inc., Class A (I)	13,151	894,136
Knight Transportation, Inc.	43,123	1,211,756
Marten Transport, Ltd.	3,341	72,065
Old Dominion Freight Line, Inc. (I)	19,646	1,397,420
P.A.M. Transportation Services, Inc. (I)	629	12,454
Patriot Transportation Holding, Inc. (I)	22	462

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       22

	Shares	Value
Industrials (continued)
Road and rail (continued)
Roadrunner Transportation Systems, Inc. (I)	9,156	$76,361
Ryder System, Inc.	12,481	817,755
Saia, Inc. (I)	6,075	184,862
Swift Transportation Company (I)(L)	4,024	74,887
USA Truck, Inc. (I)	1,015	11,267
Werner Enterprises, Inc.	16,797	387,675
Trading companies and distributors 1.7%
Air Lease Corp.	24,095	707,911
Applied Industrial Technologies, Inc.	8,768	416,655
Beacon Roofing Supply, Inc. (I)	394	18,116
BMC Stock Holdings, Inc. (I)	2,485	49,551
CAI International, Inc. (I)	4,598	36,646
GATX Corp. (L)	8,684	380,793
H&E Equipment Services, Inc.	7,961	126,819
Houston Wire & Cable Company	3,838	22,759
Huttig Building Products, Inc. (I)	5,749	37,369
Kaman Corp.	6,283	282,044
Lawson Products, Inc. (I)	1,231	20,915
MRC Global, Inc. (I)	110,034	1,614,199
NOW, Inc. (I)	1,880	38,803
Rush Enterprises, Inc., Class A (I)	2,066	49,129
Rush Enterprises, Inc., Class B (I)	7,059	168,710
Titan Machinery, Inc. (I)(L)	207,483	2,222,143
Triton International, Ltd.	2,869	43,666
United Rentals, Inc. (I)	11,873	977,267
Veritiv Corp. (I)	3,711	190,374
WESCO International, Inc. (I)(L)	27,522	1,710,768
Willis Lease Finance Corp. (I)	281	7,191
Transportation infrastructure 0.0%
Macquarie Infrastructure Corp.	2,029	162,198
Wesco Aircraft Holdings, Inc. (I)	4,377	60,140
Information technology 15.6%		83,006,548
Communications equipment 0.6%
ADTRAN, Inc.	11,336	208,356
ARRIS International PLC (I)	8,037	225,599
Bel Fuse, Inc., Class B	2,040	46,859
Black Box Corp.	3,590	50,081
Brocade Communications Systems, Inc.	49,377	443,405
Calix, Inc. (I)	11,252	83,715
Communications Systems, Inc.	1,201	6,690
Comtech Telecommunications Corp.	1,744	22,480
Digi International, Inc. (I)	6,106	70,036
EchoStar Corp., Class A (I)	10,529	408,104
Finisar Corp. (I)	25,027	530,072

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       23

	Shares	Value
Information technology (continued)
Communications equipment (continued)
Harmonic, Inc. (I)	1,834	$7,960
Ixia (I)	3,461	39,905
KVH Industries, Inc. (I)	3,729	32,069
NETGEAR, Inc. (I)	7,466	425,562
NetScout Systems, Inc. (I)	85	2,514
Oclaro, Inc. (I)	4,713	37,138
Optical Cable Corp.	100	229
Polycom, Inc. (I)	9,388	116,787
RELM Wireless Corp.	877	4,876
ShoreTel, Inc. (I)	1,428	11,453
Sonus Networks, Inc. (I)	1,253	10,801
TESSCO Technologies, Inc.	1,368	17,196
Viavi Solutions, Inc. (I)	53,892	419,280
Westell Technologies, Inc., Class A (I)	7,150	3,790
Electronic equipment, instruments and components 4.2%
ADDvantage Technologies Group, Inc. (I)	471	928
Agilysys, Inc. (I)	5,560	61,438
Anixter International, Inc. (I)	7,585	484,985
Arrow Electronics, Inc. (I)	20,652	1,359,521
Avnet, Inc.	27,130	1,130,778
AVX Corp.	34,437	473,164
Belden, Inc.	14,389	1,073,276
Benchmark Electronics, Inc. (I)	4,167	100,508
Cognex Corp.	33,041	1,644,120
Coherent, Inc. (I)	10,924	1,148,986
CTS Corp.	3,537	68,193
Daktronics, Inc.	10,214	97,339
Digital Ally, Inc. (I)	1,198	7,236
DTS, Inc.	598	20,009
Electro Scientific Industries, Inc. (I)	7,267	40,477
ePlus, Inc. (I)	1,390	125,809
Fabrinet (I)	8,330	323,371
FARO Technologies, Inc. (I)	3,814	124,336
Flextronics International, Ltd. (I)	41,505	549,526
II-VI, Inc. (I)	13,842	293,312
Ingram Micro, Inc., Class A	11,421	399,278
Insight Enterprises, Inc. (I)	3,585	109,701
IntriCon Corp. (I)	80	354
IPG Photonics Corp. (I)	37,100	3,226,958
Itron, Inc. (I)	4,627	220,384
Jabil Circuit, Inc.	41,497	879,321
Kemet Corp. (I)	10,620	36,214
Key Tronic Corp. (I)	1,300	9,763
Kimball Electronics, Inc. (I)	6,731	81,580
Knowles Corp. (I)	3,095	43,021

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       24

	Shares	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Napco Security Technologies, Inc. (I)	2,368	$16,931
Novanta, Inc. (I)	8,026	135,559
OSI Systems, Inc. (I)	1,322	88,653
PAR Technology Corp. (I)	3,623	19,274
Park Electrochemical Corp.	4,708	77,870
PC Connection, Inc.	4,089	106,600
PCM, Inc. (I)	2,932	54,447
Plexus Corp. (I)	7,800	359,970
Radisys Corp. (I)	3,312	16,262
Richardson Electronics, Ltd.	1,362	9,643
Rofin-Sinar Technologies, Inc. (I)	1,400	44,814
Rogers Corp. (I)	4,193	234,431
Sanmina Corp. (I)	10,056	264,272
ScanSource, Inc. (I)	6,103	208,784
SYNNEX Corp.	6,575	698,068
Systemax, Inc.	4,305	34,871
Tech Data Corp. (I)	23,818	1,768,248
TTM Technologies, Inc. (I)	23,232	249,279
VeriFone Systems, Inc. (I)	47,771	948,732
Vishay Intertechnology, Inc.	69,585	985,324
Vishay Precision Group, Inc. (I)	1,509	23,042
Zebra Technologies Corp., Class A (I)	24,979	1,747,531
Internet software and services 0.7%
Actua Corp. (I)	4,981	50,707
Bankrate, Inc. (I)	3,787	29,690
Blucora, Inc. (I)	10,565	109,348
CommerceHub, Inc., Series A (I)	460	6,803
CommerceHub, Inc., Series C (I)	921	13,566
Demand Media, Inc. (I)	4,595	25,364
DHI Group, Inc. (I)	12,126	93,855
Everyday Health, Inc. (I)	620	4,749
Internap Corp. (I)	8,144	19,464
Intralinks Holdings, Inc. (I)	73,972	705,693
Limelight Networks, Inc. (I)	1,035	1,842
LivePerson, Inc. (I)	13,303	103,630
LogMeIn, Inc.	29,037	2,424,590
Marchex, Inc., Class B (I)	8,477	23,397
MeetMe, Inc. (I)	10,694	61,597
Monster Worldwide, Inc. (I)	4,505	16,488
Numerex Corp., Class A (I)	1,378	10,321
RealNetworks, Inc. (I)	8,510	40,763
Reis, Inc.	300	5,850
RetailMeNot, Inc. (I)	11,074	125,247
TechTarget, Inc. (I)	7,201	58,040
XO Group, Inc. (I)	2,334	43,506

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       25

	Shares	Value
Information technology (continued)
Internet software and services (continued)
YuMe, Inc. (I)(L)	7,938	$26,354
IT services 2.1%
Acxiom Corp. (I)	17,851	463,947
CACI International, Inc., Class A (I)	3,383	336,135
Cardtronics PLC, Class A (I)	27,605	1,239,741
Ciber, Inc. (I)	3,012	3,645
Computer Sciences Corp.	1,306	61,434
Convergys Corp.	15,096	450,314
Datalink Corp. (I)	2,397	23,347
DST Systems, Inc.	10,013	1,216,680
EPAM Systems, Inc. (I)	27,249	1,858,654
Everi Holdings, Inc. (I)	1,470	3,102
ExlService Holdings, Inc. (I)	8,225	420,956
Forrester Research, Inc.	42,930	1,759,271
Genpact, Ltd. (I)	31,360	741,978
Jack Henry & Associates, Inc.	14,150	1,234,871
Leidos Holdings, Inc.	2,000	81,020
Luxoft Holding, Inc. (I)	13,621	698,894
ManTech International Corp., Class A	5,315	212,813
ModusLink Global Solutions, Inc. (I)	5,824	8,387
NCI, Inc., Class A	2,058	24,819
Perficient, Inc. (I)	8,312	165,991
PRGX Global, Inc. (I)	5,022	24,206
StarTek, Inc. (I)	2,139	12,021
Sykes Enterprises, Inc. (I)	9,924	290,079
The Hackett Group, Inc.	2,576	42,118
Virtusa Corp. (I)	987	25,889
Semiconductors and semiconductor equipment 4.5%
Advanced Energy Industries, Inc. (I)	636	27,952
Alpha & Omega Semiconductor, Ltd. (I)	999	21,049
Amkor Technology, Inc. (I)	54,425	495,268
Axcelis Technologies, Inc. (I)	6,939	81,394
AXT, Inc. (I)	5,800	24,766
Brooks Automation, Inc.	6,288	79,292
Cabot Microelectronics Corp.	24,635	1,224,852
Cavium, Inc. (I)	834	46,431
Cirrus Logic, Inc. (I)	2,068	104,951
Cohu, Inc.	3,324	36,132
Cree, Inc. (I)	23,766	570,622
Cypress Semiconductor Corp.	62,511	745,756
Diodes, Inc. (I)	11,334	233,367
DSP Group, Inc. (I)	3,161	36,478
Entegris, Inc. (I)	110,878	1,889,361
Exar Corp. (I)	11,212	102,029

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       26

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Fairchild Semiconductor International, Inc. (I)	10,119	$201,368
First Solar, Inc. (I)	16,191	612,344
FormFactor, Inc. (I)	13,672	141,505
GigPeak, Inc. (I)	10,846	20,390
GSI Technology, Inc. (I)	5,171	25,286
Intersil Corp., Class A	109,538	2,162,280
IXYS Corp.	7,337	85,256
Kulicke & Soffa Industries, Inc. (I)	126,840	1,551,253
Lattice Semiconductor Corp. (I)	672	4,133
MACOM Technology Solutions Holdings, Inc (I)	61,460	2,532,152
Marvell Technology Group, Ltd.	54,140	671,336
Microsemi Corp. (I)	34,869	1,393,365
MKS Instruments, Inc.	10,713	522,152
Nanometrics, Inc. (I)	365	7,424
NeoPhotonics Corp. (I)	3,868	57,749
ON Semiconductor Corp. (I)	90,598	978,458
PDF Solutions, Inc. (I)	7,462	124,989
Photronics, Inc. (I)	13,551	129,548
Power Integrations, Inc.	39,795	2,324,028
Qorvo, Inc. (I)	13,870	796,554
Rambus, Inc. (I)	1,317	18,201
Rudolph Technologies, Inc. (I)	7,289	127,849
Sigma Designs, Inc. (I)	8,561	64,293
Silicon Laboratories, Inc. (I)	6,966	399,152
SolarEdge Technologies, Inc. (I)	87,916	1,496,330
Tessera Technologies, Inc.	33,941	1,138,381
Ultra Clean Holdings, Inc. (I)	7,139	51,901
Ultratech, Inc. (I)	5,816	145,458
Veeco Instruments, Inc. (I)	9,440	185,685
Xcerra Corp. (I)	12,676	74,281
Software 3.0%
Aware, Inc. (I)	2,100	10,773
Blackbaud, Inc.	43,264	2,914,696
Bottomline Technologies, Inc. (I)	37,435	864,374
Callidus Software, Inc. (I)	69,764	1,347,840
CyberArk Software, Ltd. (I)	20,800	1,098,240
Datawatch Corp. (I)	2,259	15,655
EnerNOC, Inc. (I)	1,705	9,736
Epiq Systems, Inc.	8,746	143,609
HubSpot, Inc. (I)	24,330	1,356,154
Mentor Graphics Corp.	5,778	138,730
MicroStrategy, Inc., Class A (I)	5,931	989,231
Progress Software Corp. (I)	12,268	355,895
Rovi Corp. (I)	19,635	401,928
Seachange International, Inc. (I)	4,794	13,998

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       27

	Shares	Value
Information technology (continued)
Software (continued)
SS&C Technologies Holdings, Inc.	30,652	$1,009,983
Synchronoss Technologies, Inc. (I)	9,863	411,780
Take-Two Interactive Software, Inc. (I)	32,296	1,403,907
Telenav, Inc. (I)	9,518	55,490
The Rubicon Project, Inc. (I)	1,490	12,665
TiVo, Inc. (I)	759	8,053
Tyler Technologies, Inc. (I)	14,427	2,365,307
Verint Systems, Inc. (I)	19,092	651,419
Zynga, Inc., Class A (I)	56,527	154,319
Technology hardware, storage and peripherals 0.5%
Concurrent Computer Corp.	526	2,867
Cray, Inc. (I)	25,054	573,737
Electronics For Imaging, Inc. (I)	10,953	515,667
Hutchinson Technology, Inc. (I)	3,000	4,500
Intevac, Inc. (I)	3,303	20,016
Lexmark International, Inc., Class A	5,274	188,862
NCR Corp. (I)	32,800	1,110,280
Super Micro Computer, Inc. (I)	11,161	241,412
Materials 5.6%		29,890,246
Chemicals 2.9%
A. Schulman, Inc.	2,806	71,553
Albemarle Corp.	4,299	343,791
American Vanguard Corp.	6,557	110,485
Balchem Corp.	30,311	2,122,679
Cabot Corp.	1,117	55,694
Calgon Carbon Corp.	11,637	168,737
Chase Corp.	1,432	92,178
Chemtura Corp. (I)	15,107	453,059
Flotek Industries, Inc. (I)	57,290	887,995
FutureFuel Corp.	9,798	114,539
Hawkins, Inc.	2,504	109,375
HB Fuller Company	9,169	435,344
Huntsman Corp.	53,915	932,190
Innophos Holdings, Inc.	52,344	2,209,964
Innospec, Inc.	5,638	334,221
Intrepid Potash, Inc. (I)	384	530
KMG Chemicals, Inc.	2,699	75,734
Kraton Performance Polymers, Inc. (I)	7,347	264,933
Kronos Worldwide, Inc.	198	1,760
LSB Industries, Inc. (I)	5,634	67,608
Minerals Technologies, Inc.	24,528	1,730,941
Olin Corp.	36,780	795,919
OMNOVA Solutions, Inc. (I)	3,598	35,980
Platform Specialty Products Corp. (I)(L)	53,515	484,311

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       28

	Shares	Value
Materials (continued)
Chemicals (continued)
PolyOne Corp.	29,649	$1,022,001
Sensient Technologies Corp.	18,458	1,351,679
Stepan Company	5,169	363,174
Trecora Resources (I)	5,669	61,905
Tredegar Corp.	2,446	46,083
Tronox, Ltd., Class A	4,271	38,994
Westlake Chemical Corp.	13,582	703,819
Construction materials 0.2%
Eagle Materials, Inc.	13,390	1,076,154
United States Lime & Minerals, Inc.	169	10,838
Containers and packaging 0.4%
Graphic Packaging Holding Company	120,852	1,733,018
Greif, Inc., Class A	6,030	257,059
Myers Industries, Inc.	1,165	16,718
Sonoco Products Company	4,153	214,046
Metals and mining 1.5%
A. M. Castle & Company (I)	3,851	5,353
Allegheny Technologies, Inc. (L)	2,637	44,987
Ampco-Pittsburgh Corp.	2,828	30,542
Carpenter Technology Corp.	10,827	392,804
Century Aluminum Company (I)	4,950	31,086
Coeur Mining, Inc. (I)	10,706	136,394
Commercial Metals Company	8,322	129,157
Ferroglobe PLC	2,577	21,260
Friedman Industries, Inc.	1,405	8,037
Haynes International, Inc.	31,001	1,143,627
Hecla Mining Company	76,969	429,487
Kaiser Aluminum Corp.	367	31,279
Materion Corp.	4,726	138,661
Olympic Steel, Inc.	2,536	49,021
Real Industry, Inc. (I)	6,408	44,023
Reliance Steel & Aluminum Company	35,707	2,573,761
Royal Gold, Inc.	1,181	86,591
Schnitzer Steel Industries, Inc., Class A	6,195	116,342
Steel Dynamics, Inc.	18,254	449,413
Stillwater Mining Company (I)	26,711	337,894
SunCoke Energy, Inc.	14,332	93,445
Synalloy Corp.	380	2,668
TimkenSteel Corp. (I)	10,254	101,002
United States Steel Corp. (L)	10,162	197,549
Universal Stainless & Alloy Products, Inc. (I)	1,778	19,416
Worthington Industries, Inc.	37,073	1,590,432
Paper and forest products 0.6%
Boise Cascade Company (I)	1,639	43,007

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       29

	Shares	Value
Materials (continued)
Paper and forest products (continued)
Clearwater Paper Corp. (I)	4,069	$252,563
Domtar Corp.	28,794	1,074,592
KapStone Paper and Packaging Corp.	57,132	1,000,381
Mercer International, Inc.	15,000	124,650
PH Glatfelter Company	4,215	93,447
Resolute Forest Products, Inc. (I)	4,705	27,289
Schweitzer-Mauduit International, Inc.	7,003	275,078
Real estate 1.8%		9,794,806
Equity real estate investment trusts 1.2%
CubeSmart	42,370	1,166,446
Healthcare Trust of America, Inc., Class A	7,240	244,278
Hersha Hospitality Trust	94,900	1,854,346
STAG Industrial, Inc.	65,411	1,624,155
Sun Communities, Inc.	22,433	1,716,573
Real estate management and development 0.6%
Alexander & Baldwin, Inc.	11,425	458,485
AV Homes, Inc. (I)	5,178	78,550
Forestar Group, Inc. (I)	7,926	99,471
FRP Holdings, Inc. (I)	67	2,255
Jones Lang LaSalle, Inc.	6,956	812,113
Kennedy-Wilson Holdings, Inc.	42,901	946,396
RE/MAX Holdings, Inc., Class A	4,025	167,601
Realogy Holdings Corp.	11,107	298,112
Tejon Ranch Company (I)	4,838	114,854
The St. Joe Company (I)	11,179	211,171
Telecommunication services 0.8%		4,212,948
Diversified telecommunication services 0.6%
ATN International, Inc.	3,724	243,326
Consolidated Communications Holdings, Inc.	11,687	281,072
Frontier Communications Corp. (L)	257,879	1,186,243
Hawaiian Telcom Holdco, Inc. (I)	53	1,186
IDT Corp., Class B	1,655	24,643
Iridium Communications, Inc. (I)(L)	135,643	1,129,906
Lumos Networks Corp. (I)	5,368	73,810
ORBCOMM, Inc. (I)	16,326	162,444
Windstream Holdings, Inc.	2,254	19,182
Wireless telecommunication services 0.2%
Boingo Wireless, Inc. (I)	1,938	16,473
Leap Wireless International, Inc. (I)	3,505	11,041
Shenandoah Telecommunications Company	4,872	125,308
Spok Holdings, Inc.	4,787	79,225
Telephone & Data Systems, Inc.	23,680	659,962
United States Cellular Corp. (I)	5,350	199,127

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       30

			Shares	Value
Utilities 0.8%				$4,017,339
Gas utilities 0.3%
UGI Corp.			34,727	1,579,384
Independent power and renewable electricity producers 0.5%
Calpine Corp. (I)			145,292	1,813,244
Dynegy, Inc. (I)			26,923	341,114
NRG Energy, Inc.			2,294	27,780
Ormat Technologies, Inc.			4,958	239,967
Water utilities 0.0%
Consolidated Water Company, Ltd.			1,250	15,850
Rights 0.0%				$374
(Cost $0)
Par Pacific Holdings, Inc. (Expiration Date: 09-14-2016; Strike Price $12.25) (I)(L)			9,583	374
	Yield (%)		Shares	Value
Securities lending collateral 2.4%				$12,923,858
(Cost $12,923,065)
John Hancock Collateral Trust (W)	0.6375(Y	)	1,291,585	12,923,858
Short-term investments 1.0%				$5,241,842
(Cost $5,241,842)
Money market funds 1.0%				5,241,842
State Street Institutional Liquid Reserves Fund, Premier Class	0.4275(Y	)	833,319	833,319
State Street Institutional Treasury Money Market Fund, Premier Class	0.1886(Y	)	4,408,523	4,408,523
Total investments (Cost $492,280,048)† 101.6%				$540,510,158
Other assets and liabilities, net (1.6%)				($8,459,527)
Total net assets 100.0%				$532,050,631

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 8-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $493,736,431. Net unrealized appreciation aggregated to $46,773,727, of which $70,109,818 related to appreciated investment securities and $23,336,091 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK NEW OPPORTUNITIES FUND       31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II and Shareholders of the John Hancock Spectrum Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary of fund’s investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the fund’s investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the John Hancock Spectrum Income Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and fund’s investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

Fund's investments

Spectrum Income Fund

As of 8-31-16
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 23.2%				$218,663,254
(Cost $209,427,845)
U.S. Government 7.3%				68,587,620
U.S. Treasury
Bond	2.500	02-15-45	770,000	813,222
Bond	2.500	02-15-46	425,000	448,939
Bond	2.500	05-15-46	1,500,000	1,587,305
Bond	2.750	08-15-42	315,000	350,290
Bond	2.750	11-15-42	1,995,000	2,216,008
Bond	3.000	05-15-42	790,000	918,560
Bond	3.000	11-15-44	935,000	1,088,252
Bond	3.000	05-15-45	4,775,000	5,557,837
Bond	3.000	11-15-45	2,325,000	2,708,716
Bond	3.125	02-15-43	2,705,000	3,215,885
Bond	3.125	08-15-44	160,000	190,569
Bond	3.375	05-15-44	1,610,000	2,004,952
Bond	3.500	02-15-39	690,000	869,831
Bond	3.625	08-15-43	1,365,000	1,773,007
Bond	3.625	02-15-44	1,335,000	1,734,405
Bond	4.375	05-15-41	1,325,000	1,896,200
Bond	4.625	02-15-40	25,000	36,725
Bond	5.375	02-15-31	155,000	227,735
Bond	6.125	11-15-27	300,000	437,789
Bond	6.125	08-15-29	240,000	363,234
Note	0.750	01-31-18	365,000	364,886
Note	0.750	07-15-19	53,000	52,741
Note	0.875	03-31-18	1,500,000	1,501,934
Note	0.875	07-15-18	1,180,000	1,181,199
Note	0.875	05-15-19	415,000	414,741
Note	1.000	12-15-17	50,000	50,156
Note	1.125	06-30-21	95,000	94,659
Note	1.125	07-31-21	363,000	361,540
Note	1.250	01-31-20	185,000	186,373
Note	1.375	05-31-21	970,000	978,070
Note	1.500	05-31-19	600,000	609,563
Note	1.500	11-30-19	55,000	55,885
Note	1.500	08-15-26	325,000	322,613
Note	1.625	11-30-20	300,000	305,836
Note	1.625	08-15-22	50,000	50,803
Note	1.625	02-15-26	205,000	205,641
Note	1.625	05-15-26	1,835,000	1,840,305
Note	1.750	09-30-19	380,000	389,069
Note	1.750	09-30-22	75,000	76,655

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       1

	Rate (%)	Maturity date	Par value^	Value
U.S. Government (continued)
Note	1.750	05-15-23	365,000	$372,571
Note	2.000	08-31-21	365,000	378,445
Note	2.000	11-15-21	140,000	145,206
Note	2.000	02-15-22	525,000	544,688
Note	2.000	02-15-25	1,060,000	1,098,384
Note	2.125	05-15-25	55,000	57,550
Note	2.250	11-15-24	335,000	353,595
Note	2.375	08-15-24	40,000	42,573
Note	2.500	05-15-24	420,000	450,811
Note	2.625	08-15-20	500,000	528,906
Note	3.125	05-15-21	465,000	505,561
Note	3.625	02-15-20	280,000	304,555
STRIPS PO	1.193	05-15-21	540,000	509,258
Treasury Inflation Protected Security	0.125	04-15-17	1,686,120	1,683,617
Treasury Inflation Protected Security	0.125	04-15-18	3,702,344	3,719,019
Treasury Inflation Protected Security	0.125	04-15-19	2,733,604	2,756,479
Treasury Inflation Protected Security	0.125	04-15-20	4,443,956	4,484,685
Treasury Inflation Protected Security	0.125	04-15-21	2,911,540	2,938,550
Treasury Inflation Protected Security	0.125	07-15-22	309,175	312,324
Treasury Inflation Protected Security	0.125	07-15-24	284,206	285,115
Treasury Inflation Protected Security	0.375	07-15-23	109,778	112,505
Treasury Inflation Protected Security	0.375	07-15-25	706,335	721,801
Treasury Inflation Protected Security	0.625	01-15-24	981,274	1,019,125
Treasury Inflation Protected Security	0.625	01-15-26	2,043,835	2,129,600
Treasury Inflation Protected Security	0.750	02-15-45	209,815	217,820
Treasury Inflation Protected Security	1.000	02-15-46	91,545	101,926
Treasury Inflation Protected Security	1.125	01-15-21	1,783,749	1,878,670
Treasury Inflation Protected Security	1.250	07-15-20	944,886	1,000,123
Treasury Inflation Protected Security	1.375	02-15-44	211,995	252,747
Treasury Inflation Protected Security	1.625	01-15-18	11,734	12,037
Treasury Inflation Protected Security	2.125	02-15-40	161,687	216,073
Treasury Inflation Protected Security	2.625	07-15-17	1,539,058	1,581,984
Treasury Inflation Protected Security	3.875	04-15-29	271,223	389,187
U.S. Government Agency 15.9%				150,075,634
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	2.500	05-01-28	502,857	520,519
15 Yr Pass Thru	4.000	01-01-25	34,733	37,049
15 Yr Pass Thru	4.000	05-01-26	92,632	98,896
15 Yr Pass Thru	4.500	11-01-18	8,094	8,337
15 Yr Pass Thru	4.500	01-01-19	6,317	6,514
15 Yr Pass Thru	4.500	05-01-19	7,758	8,009
15 Yr Pass Thru	5.000	10-01-18	7,911	8,172
15 Yr Pass Thru	5.000	11-01-18	9,367	9,675
15 Yr Pass Thru	5.000	12-01-23	85,854	92,375

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       2

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
15 Yr Pass Thru	5.000	07-01-25	12,097	$12,527
15 Yr Pass Thru	5.500	03-01-18	3,115	3,202
15 Yr Pass Thru	5.500	11-01-18	5,676	5,892
15 Yr Pass Thru	5.500	01-01-21	54,830	58,399
15 Yr Pass Thru	5.500	11-01-21	6,263	6,529
15 Yr Pass Thru	6.000	04-01-17	270	273
15 Yr Pass Thru	6.000	05-01-17	574	582
15 Yr Pass Thru	6.000	07-01-17	255	260
15 Yr Pass Thru	6.000	07-01-21	4,298	4,639
15 Yr Pass Thru	6.000	08-01-21	5,681	6,141
15 Yr Pass Thru	6.000	10-01-21	17,493	18,933
15 Yr Pass Thru	6.000	11-01-21	2,188	2,382
15 Yr Pass Thru	6.000	08-01-22	1,273	1,381
15 Yr Pass Thru	6.500	05-01-17	392	397
15 Yr Pass Thru	6.500	06-01-17	310	314
15 Yr Pass Thru	6.500	07-01-17	937	955
15 Yr Pass Thru	6.500	08-01-17	290	295
30 Yr Pass Thru (P)	2.341	09-01-35	14,137	14,762
30 Yr Pass Thru (P)	2.475	07-01-35	11,464	12,025
30 Yr Pass Thru (P)	2.479	07-01-35	19,415	20,533
30 Yr Pass Thru (P)	2.535	09-01-32	818	859
30 Yr Pass Thru (P)	2.598	01-01-36	1,101	1,155
30 Yr Pass Thru (P)	2.598	03-01-36	8,633	9,085
30 Yr Pass Thru (P)	2.618	02-01-37	30,064	31,577
30 Yr Pass Thru (P)	2.664	01-01-37	5,565	5,861
30 Yr Pass Thru (P)	2.667	06-01-38	18,757	19,641
30 Yr Pass Thru (P)	2.676	02-01-37	17,278	18,212
30 Yr Pass Thru (P)	2.775	11-01-35	3,241	3,419
30 Yr Pass Thru (P)	2.848	05-01-37	18,280	19,236
30 Yr Pass Thru	3.000	12-01-42	128,326	134,198
30 Yr Pass Thru	3.000	01-01-43	966,062	1,006,342
30 Yr Pass Thru	3.000	02-01-43	28,515	29,740
30 Yr Pass Thru	3.000	03-01-43	19,830	20,682
30 Yr Pass Thru	3.000	06-01-43	717,119	746,123
30 Yr Pass Thru (P)	3.055	02-01-37	27,705	29,516
30 Yr Pass Thru	3.500	09-01-42	638,511	674,477
30 Yr Pass Thru	3.500	11-01-42	222,579	235,255
30 Yr Pass Thru	3.500	01-01-44	156,175	165,070
30 Yr Pass Thru	3.500	03-01-46	452,439	482,731
30 Yr Pass Thru	3.500	05-01-46	306,531	323,175
30 Yr Pass Thru	4.000	10-01-40	14,053	15,140
30 Yr Pass Thru	4.000	11-01-40	73,799	79,503
30 Yr Pass Thru	4.000	12-01-40	227,462	245,561
30 Yr Pass Thru	4.000	02-01-41	183,338	197,542

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       3

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	04-01-41		162,963	$175,560
30 Yr Pass Thru	4.000	12-01-41		149,391	160,891
30 Yr Pass Thru	4.000	09-01-44		29,730	31,843
30 Yr Pass Thru	4.500	12-01-39		508,874	559,585
30 Yr Pass Thru	4.500	05-01-40		14,158	15,562
30 Yr Pass Thru	4.500	03-01-41		4,605	5,058
30 Yr Pass Thru	4.500	04-01-41		251,239	275,764
30 Yr Pass Thru	5.000	11-01-33		13,228	15,049
30 Yr Pass Thru	5.000	12-01-35		60,423	67,560
30 Yr Pass Thru	5.000	04-01-40		116,192	129,264
30 Yr Pass Thru	5.500	10-01-38		171,568	194,374
30 Yr Pass Thru (P)	5.832	12-01-36		5,205	5,462
30 Yr Pass Thru	6.000	12-01-28		2,272	2,576
30 Yr Pass Thru	6.000	10-01-32		2,137	2,465
30 Yr Pass Thru	6.000	12-01-33		34,739	39,951
30 Yr Pass Thru	6.000	12-01-33		2,165	2,478
30 Yr Pass Thru	6.000	09-01-34		845	974
30 Yr Pass Thru	6.000	02-01-35		12,129	13,961
30 Yr Pass Thru	6.000	09-01-35		4,397	5,064
30 Yr Pass Thru (P)	6.020	10-01-36		21,962	23,125
30 Yr Pass Thru (P)	6.080	11-01-36		13,948	14,607
30 Yr Pass Thru	6.500	12-01-23		38	42
30 Yr Pass Thru	6.500	02-01-24		888	996
30 Yr Pass Thru	6.500	04-01-24		61	68
30 Yr Pass Thru	6.500	05-01-24		220	246
30 Yr Pass Thru	6.500	05-01-24		1,647	1,840
30 Yr Pass Thru	6.500	04-01-31		5,181	6,015
30 Yr Pass Thru	6.500	11-01-33		12,141	14,173
30 Yr Pass Thru	7.000	02-01-24		911	1,027
30 Yr Pass Thru	7.000	12-01-24		97	110
30 Yr Pass Thru	7.000	04-01-32		68,235	81,220
30 Yr Pass Thru	7.000	05-01-32		3,919	4,690
30 Yr Pass Thru	7.000	06-01-32		1,352	1,615
30 Yr Pass Thru	7.500	05-01-24		768	876
30 Yr Pass Thru	7.500	06-01-24		187	215
Federal National Mortgage Association
15 Yr Pass Thru (C)	2.500		TBA	1,590,000	1,642,430
15 Yr Pass Thru (C)	2.500		TBA	1,420,000	1,431,981
15 Yr Pass Thru	2.500	10-01-27		995,686	1,030,464
15 Yr Pass Thru	2.500	12-01-27		101,412	104,955
15 Yr Pass Thru	2.500	02-01-28		18,994	19,658
15 Yr Pass Thru	2.500	04-01-28		280,782	290,589
15 Yr Pass Thru	2.500	05-01-30		277,019	287,431
15 Yr Pass Thru (C)	3.000		TBA	615,000	643,856

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       4

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
15 Yr Pass Thru	3.000	01-01-27	165,892	$174,161
15 Yr Pass Thru	3.000	05-01-27	32,395	33,980
15 Yr Pass Thru	3.000	11-01-27	147,737	155,286
15 Yr Pass Thru	3.000	11-01-28	46,654	49,155
15 Yr Pass Thru	3.000	11-01-29	84,689	89,110
15 Yr Pass Thru	3.000	02-01-30	96,241	101,279
15 Yr Pass Thru	3.000	03-01-30	25,047	26,358
15 Yr Pass Thru	3.000	10-01-30	405,789	427,159
15 Yr Pass Thru	3.500	01-01-26	99,284	104,985
15 Yr Pass Thru	3.500	03-01-26	104,568	110,572
15 Yr Pass Thru	3.500	12-01-26	27,733	29,361
15 Yr Pass Thru	3.500	02-01-27	7,577	8,021
15 Yr Pass Thru	4.000	03-01-25	183,499	195,971
15 Yr Pass Thru	4.000	05-01-25	20,793	22,128
15 Yr Pass Thru	4.000	07-01-25	8,765	9,361
15 Yr Pass Thru	4.000	01-01-26	95,304	101,871
15 Yr Pass Thru	4.000	10-01-26	46,360	49,510
15 Yr Pass Thru	4.000	12-01-26	176,121	188,257
15 Yr Pass Thru	4.000	02-01-27	139,730	149,358
15 Yr Pass Thru	4.500	05-01-19	14,777	15,281
15 Yr Pass Thru	4.500	11-01-19	79,385	82,652
15 Yr Pass Thru	4.500	07-01-20	26,299	27,225
15 Yr Pass Thru	4.500	11-01-20	28,874	30,152
15 Yr Pass Thru	4.500	09-01-24	13,221	14,213
15 Yr Pass Thru	4.500	10-01-24	35,745	38,541
15 Yr Pass Thru	4.500	11-01-24	7,480	8,036
15 Yr Pass Thru	4.500	12-01-24	6,501	6,987
15 Yr Pass Thru	4.500	01-01-25	34,877	37,488
15 Yr Pass Thru	4.500	03-01-25	90,096	97,053
15 Yr Pass Thru	4.500	09-01-25	74,866	81,226
15 Yr Pass Thru	4.500	10-01-26	54,484	58,548
15 Yr Pass Thru	5.000	05-01-18	6,914	7,107
15 Yr Pass Thru	5.000	11-01-18	1,853	1,916
15 Yr Pass Thru	5.000	12-01-18	6,161	6,369
15 Yr Pass Thru	5.000	04-01-19	4,084	4,222
15 Yr Pass Thru	5.000	05-01-19	23,803	24,731
15 Yr Pass Thru	5.000	10-01-19	22,850	23,882
15 Yr Pass Thru	5.000	01-01-20	6,540	6,843
15 Yr Pass Thru	5.000	05-01-20	23,061	24,247
15 Yr Pass Thru	5.000	06-01-20	24,783	26,082
15 Yr Pass Thru	5.000	12-01-20	18,574	19,514
15 Yr Pass Thru	5.000	02-01-22	963	1,027
15 Yr Pass Thru	5.000	09-01-22	26,524	28,016
15 Yr Pass Thru	5.000	03-01-23	5,824	6,225

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       5

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
15 Yr Pass Thru	5.000	05-01-23	8,366	$8,921
15 Yr Pass Thru	5.000	09-01-23	29,705	31,938
15 Yr Pass Thru	5.000	01-01-24	84,856	90,885
15 Yr Pass Thru	5.000	09-01-25	58,812	62,585
15 Yr Pass Thru	5.500	11-01-16	38	39
15 Yr Pass Thru	5.500	01-01-17	215	216
15 Yr Pass Thru	5.500	02-01-17	311	314
15 Yr Pass Thru	5.500	03-01-17	74	74
15 Yr Pass Thru	5.500	06-01-17	90	92
15 Yr Pass Thru	5.500	07-01-17	29	29
15 Yr Pass Thru	5.500	08-01-17	223	226
15 Yr Pass Thru	5.500	09-01-17	87	89
15 Yr Pass Thru	5.500	03-01-18	736	755
15 Yr Pass Thru	5.500	05-01-18	615	634
15 Yr Pass Thru	5.500	06-01-18	2,152	2,204
15 Yr Pass Thru	5.500	10-01-18	2,048	2,123
15 Yr Pass Thru	5.500	12-01-18	2,120	2,191
15 Yr Pass Thru	5.500	02-01-19	8,102	8,442
15 Yr Pass Thru	5.500	03-01-19	438	458
15 Yr Pass Thru	5.500	07-01-19	2,039	2,142
15 Yr Pass Thru	5.500	08-01-19	4,121	4,324
15 Yr Pass Thru	5.500	09-01-19	1,003	1,056
15 Yr Pass Thru	5.500	10-01-19	1,790	1,887
15 Yr Pass Thru	5.500	06-01-20	6,608	6,983
15 Yr Pass Thru	5.500	07-01-20	6,953	7,330
15 Yr Pass Thru	5.500	05-01-21	15,251	16,356
15 Yr Pass Thru	5.500	01-01-22	763	818
15 Yr Pass Thru	5.500	05-01-22	2,186	2,360
15 Yr Pass Thru	5.500	06-01-22	6,453	6,955
15 Yr Pass Thru	5.500	10-01-22	2,100	2,287
15 Yr Pass Thru	5.500	05-01-23	4,145	4,499
15 Yr Pass Thru	5.500	01-01-25	38,859	41,674
15 Yr Pass Thru	6.000	03-01-21	24,114	25,755
15 Yr Pass Thru	6.000	10-01-21	49,957	54,112
15 Yr Pass Thru	6.000	11-01-21	3,053	3,319
15 Yr Pass Thru	6.000	01-01-22	4,150	4,503
15 Yr Pass Thru	6.000	09-01-22	11,776	12,912
15 Yr Pass Thru	6.000	02-01-23	42,822	46,561
15 Yr Pass Thru	6.000	03-01-23	3,750	4,081
15 Yr Pass Thru	6.500	06-01-17	268	272
30 Yr Pass Thru (P)	2.115	07-01-27	214	217
30 Yr Pass Thru (P)	2.233	10-01-33	23,751	24,392
30 Yr Pass Thru (P)	2.236	12-01-35	6,671	6,917
30 Yr Pass Thru (P)	2.274	07-01-35	16,594	17,289

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       6

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru (P)	2.394	09-01-35		68,053	$71,231
30 Yr Pass Thru (P)	2.416	12-01-35		5,682	5,939
30 Yr Pass Thru (P)	2.453	08-01-36		55,483	58,176
30 Yr Pass Thru (P)	2.499	08-01-37		33,661	35,362
30 Yr Pass Thru (C)	2.500	10-01-27		33,989	35,176
30 Yr Pass Thru (C)	2.500	04-01-28		65,948	68,251
30 Yr Pass Thru	2.500	02-01-43		186,801	188,610
30 Yr Pass Thru	2.500	03-01-43		47,467	47,927
30 Yr Pass Thru (P)	2.645	12-01-35		2,818	2,967
30 Yr Pass Thru (P)	2.767	12-01-35		1,620	1,710
30 Yr Pass Thru (P)	2.931	05-01-38		14,854	15,694
30 Yr Pass Thru (C)	3.000		TBA	2,205,000	2,282,003
30 Yr Pass Thru	3.000	10-01-28		247,542	259,649
30 Yr Pass Thru	3.000	04-01-33		8,970	9,397
30 Yr Pass Thru	3.000	06-01-33		22,021	23,069
30 Yr Pass Thru	3.000	10-01-42		839,230	876,623
30 Yr Pass Thru	3.000	11-01-42		38,935	40,647
30 Yr Pass Thru	3.000	01-01-43		980,934	1,021,167
30 Yr Pass Thru	3.000	02-01-43		3,223,573	3,361,290
30 Yr Pass Thru	3.000	03-01-43		49,022	51,109
30 Yr Pass Thru	3.000	05-01-43		208,580	217,363
30 Yr Pass Thru	3.000	08-01-43		133,191	138,830
30 Yr Pass Thru	3.000	02-01-44		20,721	21,591
30 Yr Pass Thru	3.000	09-01-44		24,319	25,355
30 Yr Pass Thru	3.000	04-01-45		24,337	25,396
30 Yr Pass Thru (C)	3.000	07-01-46		66,879	69,793
30 Yr Pass Thru	3.000	08-01-46		585,750	611,239
30 Yr Pass Thru (C)	3.500		TBA	3,400,000	3,577,971
30 Yr Pass Thru	3.500	06-01-42		111,169	118,237
30 Yr Pass Thru	3.500	07-01-42		857,816	912,468
30 Yr Pass Thru	3.500	08-01-42		117,803	125,309
30 Yr Pass Thru	3.500	10-01-42		211,521	223,609
30 Yr Pass Thru	3.500	12-01-42		428,020	455,423
30 Yr Pass Thru	3.500	01-01-43		571,153	605,214
30 Yr Pass Thru	3.500	04-01-43		32,854	34,752
30 Yr Pass Thru	3.500	07-01-43		157,990	167,019
30 Yr Pass Thru	3.500	08-01-43		654,261	691,652
30 Yr Pass Thru	3.500	09-01-43		364,274	385,017
30 Yr Pass Thru (C)	3.500	01-01-44		237,845	252,940
30 Yr Pass Thru (C)	3.500	07-01-44		44,180	46,704
30 Yr Pass Thru	3.500	11-01-44		234,229	249,775
30 Yr Pass Thru	3.500	04-01-45		380,720	404,203
30 Yr Pass Thru	3.500	07-01-45		158,141	167,525
30 Yr Pass Thru	3.500	11-01-45		2,624,816	2,767,899

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       7

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	12-01-45		828,053	$872,854
30 Yr Pass Thru	3.500	01-01-46		552,035	584,495
30 Yr Pass Thru	3.500	02-01-46		566,390	597,121
30 Yr Pass Thru	3.500	03-01-46		757,067	798,144
30 Yr Pass Thru	3.500	05-01-46		461,943	487,404
30 Yr Pass Thru (C)	4.000		TBA	965,000	1,033,530
30 Yr Pass Thru	4.000	11-01-40		20,241	21,826
30 Yr Pass Thru	4.000	12-01-40		2,433	2,620
30 Yr Pass Thru	4.000	01-01-41		191,726	206,502
30 Yr Pass Thru	4.000	02-01-41		282,086	303,834
30 Yr Pass Thru	4.000	03-01-41		37,200	40,067
30 Yr Pass Thru	4.000	09-01-41		1,631	1,757
30 Yr Pass Thru	4.000	10-01-41		605,114	651,750
30 Yr Pass Thru	4.000	11-01-41		38,481	41,434
30 Yr Pass Thru	4.000	01-01-42		498,590	536,861
30 Yr Pass Thru	4.000	02-01-42		162,148	174,594
30 Yr Pass Thru	4.000	08-01-42		502,608	541,187
30 Yr Pass Thru	4.000	08-01-43		102,002	109,576
30 Yr Pass Thru	4.000	09-01-43		620,922	666,940
30 Yr Pass Thru	4.000	10-01-43		5,688	6,105
30 Yr Pass Thru	4.000	11-01-43		150,056	161,058
30 Yr Pass Thru	4.000	12-01-43		70,236	75,385
30 Yr Pass Thru	4.000	09-01-45		96,047	103,539
30 Yr Pass Thru	4.000	10-01-45		109,804	117,924
30 Yr Pass Thru	4.000	11-01-45		22,361	24,014
30 Yr Pass Thru	4.000	12-01-45		663,140	715,903
30 Yr Pass Thru	4.000	01-01-46		537,201	576,925
30 Yr Pass Thru	4.500	09-01-39		216,250	237,453
30 Yr Pass Thru	4.500	02-01-41		1,229,652	1,349,063
30 Yr Pass Thru	4.500	04-01-41		325,613	357,233
30 Yr Pass Thru	4.500	04-01-42		139,434	152,887
30 Yr Pass Thru	5.000	07-01-33		22,884	25,495
30 Yr Pass Thru	5.000	02-01-34		38,935	43,383
30 Yr Pass Thru	5.000	03-01-34		147,525	164,447
30 Yr Pass Thru	5.000	10-01-34		121,429	135,239
30 Yr Pass Thru	5.000	04-01-35		77,257	86,313
30 Yr Pass Thru	5.000	05-01-35		318,565	355,993
30 Yr Pass Thru	5.000	06-01-35		56,907	63,599
30 Yr Pass Thru	5.000	07-01-35		401,954	448,630
30 Yr Pass Thru	5.000	08-01-35		71,894	80,387
30 Yr Pass Thru	5.000	10-01-35		9,668	10,810
30 Yr Pass Thru	5.000	11-01-35		143,619	160,584
30 Yr Pass Thru	5.000	01-01-36		53,545	59,870
30 Yr Pass Thru	5.000	03-01-36		105,725	118,214

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       8

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.000	07-01-37	65,632	$73,114
30 Yr Pass Thru	5.000	12-01-39	72,464	80,616
30 Yr Pass Thru	5.000	06-01-40	376,294	420,716
30 Yr Pass Thru	5.500	04-01-35	7,430	8,427
30 Yr Pass Thru	5.500	11-01-35	148,582	169,024
30 Yr Pass Thru	5.500	12-01-35	93,265	105,590
30 Yr Pass Thru	5.500	01-01-36	173,647	197,353
30 Yr Pass Thru	5.500	04-01-36	51,020	58,039
30 Yr Pass Thru	5.500	06-01-36	124,252	140,610
30 Yr Pass Thru	5.500	10-01-36	75,897	86,339
30 Yr Pass Thru	5.500	08-01-37	153,250	174,010
30 Yr Pass Thru	5.500	02-01-38	131,705	149,824
30 Yr Pass Thru	5.500	06-01-38	33,864	38,480
30 Yr Pass Thru	5.500	12-01-38	208,764	236,570
30 Yr Pass Thru	5.500	11-01-39	24,805	27,876
30 Yr Pass Thru	5.500	12-01-39	11,969	13,452
30 Yr Pass Thru	5.500	03-01-40	21,867	24,802
30 Yr Pass Thru (P)	5.687	01-01-19	89	92
30 Yr Pass Thru (P)	5.894	09-01-36	4,386	4,552
30 Yr Pass Thru	6.000	11-01-32	31,445	36,156
30 Yr Pass Thru	6.000	03-01-33	31,267	35,936
30 Yr Pass Thru	6.000	04-01-33	35,592	41,062
30 Yr Pass Thru	6.000	01-01-34	1,036	1,194
30 Yr Pass Thru	6.000	02-01-34	100,311	115,127
30 Yr Pass Thru	6.000	03-01-34	20,466	23,574
30 Yr Pass Thru	6.000	08-01-34	45,640	52,446
30 Yr Pass Thru	6.000	11-01-34	28,385	32,704
30 Yr Pass Thru	6.000	12-01-34	815	938
30 Yr Pass Thru	6.000	04-01-35	28,341	32,649
30 Yr Pass Thru	6.000	05-01-35	5,626	6,474
30 Yr Pass Thru	6.000	12-01-35	22,420	25,766
30 Yr Pass Thru	6.000	03-01-36	7,489	8,579
30 Yr Pass Thru	6.000	11-01-36	57,197	65,532
30 Yr Pass Thru	6.000	02-01-37	34,610	39,673
30 Yr Pass Thru	6.000	03-01-37	23,063	26,421
30 Yr Pass Thru	6.000	08-01-37	199,619	229,497
30 Yr Pass Thru	6.000	10-01-37	3,389	3,874
30 Yr Pass Thru	6.000	03-01-38	53,743	61,526
30 Yr Pass Thru	6.000	05-01-38	1,124	1,285
30 Yr Pass Thru	6.000	08-01-38	17,384	19,931
30 Yr Pass Thru	6.000	09-01-38	98,605	113,004
30 Yr Pass Thru	6.000	10-01-38	39,738	45,422
30 Yr Pass Thru	6.000	07-01-39	85,128	97,519
30 Yr Pass Thru	6.000	09-01-39	80,918	92,537

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       9

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	6.000	04-01-40	20,644	$23,607
30 Yr Pass Thru	6.000	10-01-40	51,443	59,288
30 Yr Pass Thru	6.500	07-01-32	112,197	130,806
30 Yr Pass Thru	6.500	09-01-32	870	1,013
30 Yr Pass Thru	6.500	12-01-32	7,980	9,309
30 Yr Pass Thru	6.500	10-01-35	138,614	161,432
30 Yr Pass Thru	6.500	03-01-36	107,319	125,847
30 Yr Pass Thru	6.500	05-01-36	3,011	3,484
30 Yr Pass Thru	6.500	07-01-36	35,385	41,116
30 Yr Pass Thru	6.500	04-01-38	2,059	2,420
30 Yr Pass Thru	6.500	08-01-38	35,388	41,146
30 Yr Pass Thru	6.500	05-01-40	10,520	12,143
30 Yr Pass Thru	6.500	05-01-40	9,345	10,779
30 Yr Pass Thru	7.000	12-01-29	540	645
30 Yr Pass Thru	7.000	02-01-30	80	94
30 Yr Pass Thru	7.000	04-01-37	9,942	11,759
30 Yr Pass Thru	7.125	01-15-30	365,000	572,116
Government National Mortgage Association
15 Yr Pass Thru	3.000	01-15-26	77,005	81,030
15 Yr Pass Thru	3.000	11-20-26	872,474	922,442
15 Yr Pass Thru	3.000	11-20-27	596,524	630,688
15 Yr Pass Thru	3.500	09-20-25	7,170	7,651
15 Yr Pass Thru	3.500	10-20-25	25,570	27,288
15 Yr Pass Thru	3.500	02-20-26	26,418	28,193
15 Yr Pass Thru	3.500	04-20-26	22,002	23,480
15 Yr Pass Thru	3.500	12-20-26	7,566	8,075
15 Yr Pass Thru	3.500	02-20-27	12,196	13,016
15 Yr Pass Thru	3.500	09-20-28	17,403	18,572
15 Yr Pass Thru	3.500	06-20-29	14,501	15,475
15 Yr Pass Thru	3.500	07-20-29	14,992	15,999
15 Yr Pass Thru	5.000	02-15-18	524	535
15 Yr Pass Thru	5.000	06-15-18	2,844	2,925
15 Yr Pass Thru	5.000	07-15-18	10,922	11,240
15 Yr Pass Thru	5.000	08-15-18	2,022	2,084
15 Yr Pass Thru	5.000	02-15-19	8,494	8,801
15 Yr Pass Thru	5.000	06-15-20	10,766	11,327
15 Yr Pass Thru	6.000	09-20-16	33	33
15 Yr Pass Thru	6.000	10-20-16	153	154
15 Yr Pass Thru	6.000	02-20-17	269	270
15 Yr Pass Thru	6.000	04-20-17	1,257	1,270
15 Yr Pass Thru	6.000	05-15-17	99	100
15 Yr Pass Thru	6.000	05-20-17	448	453
15 Yr Pass Thru	6.000	06-15-17	218	222
15 Yr Pass Thru	6.000	06-20-17	350	355

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       10

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
15 Yr Pass Thru	6.000	07-15-17		1,248	$1,271
15 Yr Pass Thru	6.000	09-15-17		2,096	2,140
15 Yr Pass Thru	6.000	10-15-17		2,369	2,416
15 Yr Pass Thru	6.000	11-15-17		2,873	2,940
15 Yr Pass Thru	6.000	12-15-17		1,700	1,742
15 Yr Pass Thru	6.000	01-15-18		3,349	3,445
15 Yr Pass Thru	6.000	02-15-18		11,681	12,018
15 Yr Pass Thru	6.000	08-20-18		726	755
15 Yr Pass Thru	6.000	07-20-19		1,946	2,052
15 Yr Pass Thru	6.000	08-20-19		1,653	1,736
15 Yr Pass Thru	6.000	10-20-19		732	763
15 Yr Pass Thru	6.000	10-20-20		8,878	9,499
30 Yr Pass Thru	2.500	01-20-45		433,242	442,143
30 Yr Pass Thru	2.500	12-15-42		67,307	68,755
30 Yr Pass Thru	2.500	01-20-43		1,213,537	1,239,606
30 Yr Pass Thru	2.500	02-15-43		132,174	135,019
30 Yr Pass Thru	2.500	02-20-43		707,181	722,372
30 Yr Pass Thru	2.500	05-20-43		53,430	54,578
30 Yr Pass Thru	2.500	06-20-43		82,912	84,693
30 Yr Pass Thru	2.500	07-20-43		23,061	23,557
30 Yr Pass Thru	2.500	06-20-45		171,756	175,177
30 Yr Pass Thru (C)	3.000		TBA	710,000	741,978
30 Yr Pass Thru (C)	3.000		TBA	110,000	115,251
30 Yr Pass Thru	3.000	07-20-42		1,303,565	1,368,947
30 Yr Pass Thru	3.000	08-15-42		51,665	54,317
30 Yr Pass Thru	3.000	09-15-42		1,404,803	1,476,031
30 Yr Pass Thru	3.000	10-15-42		24,246	25,475
30 Yr Pass Thru	3.000	10-20-42		50,700	53,243
30 Yr Pass Thru	3.000	11-15-42		134,077	141,000
30 Yr Pass Thru	3.000	12-15-42		14,388	15,131
30 Yr Pass Thru	3.000	12-20-42		2,427,436	2,553,738
30 Yr Pass Thru	3.000	01-20-43		16,105	16,943
30 Yr Pass Thru	3.000	02-20-43		947,597	996,902
30 Yr Pass Thru (C)	3.000	03-20-43		1,259,437	1,325,653
30 Yr Pass Thru	3.000	05-15-43		72,885	76,649
30 Yr Pass Thru	3.000	05-20-43		424,595	445,891
30 Yr Pass Thru	3.000	06-15-43		41,657	43,750
30 Yr Pass Thru	3.000	09-20-43		218,325	229,275
30 Yr Pass Thru	3.000	09-20-44		1,023,434	1,072,207
30 Yr Pass Thru (C)	3.000	01-20-45		22,437	23,636
30 Yr Pass Thru	3.000	05-15-46		51,834	54,267
30 Yr Pass Thru	3.000	05-20-46		49,709	52,319
30 Yr Pass Thru	3.000	06-15-46		211,057	220,967
30 Yr Pass Thru	3.000	06-20-46		45,926	48,259

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       11

	Rate (%)	Maturity date		Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	07-15-46		372,406	$389,892
30 Yr Pass Thru	3.000	07-15-46		161,742	169,337
30 Yr Pass Thru	3.000	07-20-46		87,854	92,398
30 Yr Pass Thru	3.000	07-20-46		16,972	17,849
30 Yr Pass Thru	3.000	07-20-46		60,899	64,010
30 Yr Pass Thru	3.000	07-20-46		42,906	45,112
30 Yr Pass Thru	3.000	07-20-46		43,929	46,201
30 Yr Pass Thru	3.000	07-20-46		24,915	26,265
30 Yr Pass Thru	3.000	08-20-46		26,000	27,410
30 Yr Pass Thru	3.000	08-20-46		28,892	30,458
30 Yr Pass Thru	3.000	08-20-46		24,900	26,188
30 Yr Pass Thru (C)	3.500		TBA	3,195,000	3,389,945
30 Yr Pass Thru	3.500	09-15-41		986,235	1,051,576
30 Yr Pass Thru	3.500	11-15-41		756,619	806,804
30 Yr Pass Thru	3.500	11-20-41		49,844	53,121
30 Yr Pass Thru	3.500	01-15-42		698,567	744,902
30 Yr Pass Thru	3.500	01-15-42		69,863	74,497
30 Yr Pass Thru	3.500	05-20-42		132,788	141,476
30 Yr Pass Thru	3.500	05-20-42		314,448	335,022
30 Yr Pass Thru	3.500	06-20-42		757,233	806,542
30 Yr Pass Thru	3.500	06-20-42		1,502,231	1,600,052
30 Yr Pass Thru	3.500	07-15-42		52,218	55,649
30 Yr Pass Thru	3.500	08-20-42		380,177	410,398
30 Yr Pass Thru	3.500	08-20-42		131,053	139,587
30 Yr Pass Thru	3.500	09-20-42		1,586,369	1,689,669
30 Yr Pass Thru	3.500	10-20-42		806,508	859,026
30 Yr Pass Thru	3.500	11-20-42		80,633	85,883
30 Yr Pass Thru	3.500	11-20-42		13,551	14,552
30 Yr Pass Thru	3.500	12-20-42		2,053,745	2,187,479
30 Yr Pass Thru	3.500	02-20-43		276,766	297,210
30 Yr Pass Thru	3.500	02-20-43		1,451,469	1,545,984
30 Yr Pass Thru	3.500	03-20-43		1,348,343	1,447,942
30 Yr Pass Thru	3.500	03-20-43		173,289	186,198
30 Yr Pass Thru	3.500	04-20-43		29,416	31,331
30 Yr Pass Thru (C)	3.500	04-20-43		282,856	300,921
30 Yr Pass Thru	3.500	05-20-43		2,446,583	2,602,839
30 Yr Pass Thru	3.500	06-20-43		696,389	740,212
30 Yr Pass Thru	3.500	07-20-43		1,076,532	1,145,287
30 Yr Pass Thru	3.500	08-20-43		1,319,328	1,403,589
30 Yr Pass Thru	3.500	09-20-43		1,530,438	1,628,183
30 Yr Pass Thru	3.500	10-15-43		30,015	32,193
30 Yr Pass Thru	3.500	01-20-44		485,861	516,891
30 Yr Pass Thru	3.500	01-20-44		66,411	70,590
30 Yr Pass Thru	3.500	08-20-44		97,195	103,160

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       12

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	09-20-44	68,940	$73,171
30 Yr Pass Thru	3.500	10-20-44	25,778	28,028
30 Yr Pass Thru	3.500	10-20-44	37,665	40,388
30 Yr Pass Thru	3.500	11-20-44	154,485	164,014
30 Yr Pass Thru	3.500	01-20-45	48,489	51,404
30 Yr Pass Thru	3.500	02-15-45	133,954	143,508
30 Yr Pass Thru	3.500	02-20-45	82,724	87,827
30 Yr Pass Thru	3.500	02-20-45	39,014	41,360
30 Yr Pass Thru	3.500	02-20-45	23,156	24,823
30 Yr Pass Thru	3.500	04-20-45	1,165,341	1,249,237
30 Yr Pass Thru	3.500	05-20-45	29,291	31,400
30 Yr Pass Thru	3.500	05-20-45	58,171	62,359
30 Yr Pass Thru	3.500	05-20-45	16,967	17,987
30 Yr Pass Thru	3.500	08-20-45	601,275	650,575
30 Yr Pass Thru	3.500	09-20-45	612,215	656,482
30 Yr Pass Thru	3.500	01-20-46	49,313	52,910
30 Yr Pass Thru	3.500	02-20-46	52,584	56,370
30 Yr Pass Thru	3.500	05-20-46	1,047,929	1,113,056
30 Yr Pass Thru	3.500	06-20-46	5,620,531	5,972,035
30 Yr Pass Thru	3.500	07-20-46	204,000	216,631
30 Yr Pass Thru	3.500	08-20-46	626,000	664,954
30 Yr Pass Thru	4.000	04-20-39	4,893	5,261
30 Yr Pass Thru	4.000	06-20-39	9,334	10,035
30 Yr Pass Thru	4.000	08-20-39	8,111	8,744
30 Yr Pass Thru	4.000	09-20-39	85,697	92,382
30 Yr Pass Thru	4.000	10-20-39	3,065	3,304
30 Yr Pass Thru	4.000	11-20-39	12,451	13,423
30 Yr Pass Thru	4.000	12-20-39	13,077	14,098
30 Yr Pass Thru	4.000	01-20-40	10,105	10,894
30 Yr Pass Thru	4.000	03-20-40	15,085	16,262
30 Yr Pass Thru	4.000	05-20-40	100,211	108,028
30 Yr Pass Thru	4.000	06-20-40	50,599	54,547
30 Yr Pass Thru	4.000	08-20-40	77,985	84,068
30 Yr Pass Thru	4.000	09-15-40	61,544	66,345
30 Yr Pass Thru	4.000	09-20-40	143,011	154,167
30 Yr Pass Thru	4.000	10-20-40	558,110	602,257
30 Yr Pass Thru	4.000	11-20-40	176,899	190,892
30 Yr Pass Thru	4.000	12-20-40	222,053	239,617
30 Yr Pass Thru	4.000	01-20-41	85,687	92,264
30 Yr Pass Thru	4.000	01-20-41	7,030	7,669
30 Yr Pass Thru	4.000	02-15-41	22,927	24,881
30 Yr Pass Thru	4.000	02-20-41	18,102	19,491
30 Yr Pass Thru	4.000	03-15-41	271,602	292,450
30 Yr Pass Thru	4.000	03-15-41	33,475	36,327

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	04-20-41	17,138	$18,454
30 Yr Pass Thru	4.000	05-20-41	658,966	710,268
30 Yr Pass Thru	4.000	07-15-41	62,806	67,681
30 Yr Pass Thru	4.000	07-15-41	689,832	743,374
30 Yr Pass Thru	4.000	07-15-41	85,345	91,970
30 Yr Pass Thru	4.000	10-15-41	238,948	257,495
30 Yr Pass Thru	4.000	10-20-41	562,930	604,644
30 Yr Pass Thru	4.000	05-20-42	745,452	813,387
30 Yr Pass Thru	4.000	07-20-42	1,298,232	1,393,622
30 Yr Pass Thru	4.000	09-20-42	24,997	26,834
30 Yr Pass Thru	4.000	11-20-42	114,321	122,721
30 Yr Pass Thru	4.000	04-20-43	191,729	205,817
30 Yr Pass Thru	4.000	07-20-43	105,595	113,354
30 Yr Pass Thru	4.000	08-20-43	70,240	76,641
30 Yr Pass Thru	4.000	08-20-43	26,921	29,374
30 Yr Pass Thru	4.000	02-20-44	985,310	1,057,707
30 Yr Pass Thru	4.000	05-15-44	760,151	834,118
30 Yr Pass Thru	4.000	10-20-44	46,939	51,158
30 Yr Pass Thru	4.000	09-20-45	260,927	272,108
30 Yr Pass Thru	4.000	09-20-45	522,040	557,951
30 Yr Pass Thru	4.000	10-20-45	2,388,028	2,552,298
30 Yr Pass Thru	4.000	11-20-45	2,545,548	2,720,654
30 Yr Pass Thru	4.000	12-20-45	1,603,873	1,713,700
30 Yr Pass Thru	4.000	05-20-46	444,458	476,907
30 Yr Pass Thru	4.500	05-15-39	196,454	216,820
30 Yr Pass Thru	4.500	06-15-39	411,118	456,020
30 Yr Pass Thru	4.500	08-15-39	161,047	176,975
30 Yr Pass Thru	4.500	10-20-39	194,771	213,685
30 Yr Pass Thru	4.500	11-20-39	31,636	34,708
30 Yr Pass Thru	4.500	12-20-39	590,304	647,628
30 Yr Pass Thru	4.500	02-20-40	144,689	158,740
30 Yr Pass Thru	4.500	03-20-40	109,594	120,236
30 Yr Pass Thru	4.500	05-20-40	760,775	834,654
30 Yr Pass Thru	4.500	06-15-40	1,547,690	1,714,913
30 Yr Pass Thru	4.500	06-15-40	170,352	187,201
30 Yr Pass Thru	4.500	07-15-40	249,031	273,389
30 Yr Pass Thru	4.500	07-20-40	14,597	16,015
30 Yr Pass Thru	4.500	09-20-40	1,047,154	1,148,842
30 Yr Pass Thru	4.500	10-20-40	174,134	191,044
30 Yr Pass Thru	4.500	11-20-40	1,461,360	1,601,445
30 Yr Pass Thru	4.500	02-20-41	337,311	369,645
30 Yr Pass Thru	4.500	03-20-41	33,950	37,204
30 Yr Pass Thru	4.500	09-20-41	126,824	138,010
30 Yr Pass Thru	4.500	09-15-45	33,908	37,262

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       14

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.500	01-20-46	133,739	$144,533
30 Yr Pass Thru (C)	4.500	02-20-46	1,861,417	2,009,313
30 Yr Pass Thru	5.000	06-20-33	11,708	13,011
30 Yr Pass Thru	5.000	08-15-33	7,842	8,918
30 Yr Pass Thru	5.000	08-15-33	2,653	2,961
30 Yr Pass Thru	5.000	08-20-33	22,621	25,141
30 Yr Pass Thru	5.000	09-15-33	105,635	117,930
30 Yr Pass Thru	5.000	11-15-33	18,885	21,480
30 Yr Pass Thru	5.000	02-15-34	24,901	28,322
30 Yr Pass Thru	5.000	04-15-34	10,333	11,767
30 Yr Pass Thru	5.000	10-15-34	2,990	3,402
30 Yr Pass Thru	5.000	12-20-34	9,536	10,623
30 Yr Pass Thru	5.000	11-15-35	36,867	41,295
30 Yr Pass Thru	5.000	12-20-35	110,471	123,263
30 Yr Pass Thru	5.000	01-20-36	31,546	35,206
30 Yr Pass Thru	5.000	05-20-36	6,979	7,793
30 Yr Pass Thru	5.000	04-20-38	50,071	55,675
30 Yr Pass Thru	5.000	10-15-39	70,856	79,115
30 Yr Pass Thru	5.000	10-20-39	792,156	884,492
30 Yr Pass Thru	5.000	11-15-39	358,832	405,144
30 Yr Pass Thru	5.000	02-20-40	11,207	12,513
30 Yr Pass Thru	5.000	05-20-40	867,110	968,182
30 Yr Pass Thru	5.000	06-15-40	420,084	479,251
30 Yr Pass Thru	5.000	06-20-40	208,726	233,055
30 Yr Pass Thru	5.000	08-20-40	100,535	112,253
30 Yr Pass Thru	5.000	09-20-40	123,287	137,658
30 Yr Pass Thru	5.000	03-20-41	551,686	615,130
30 Yr Pass Thru	5.000	04-20-41	188,973	210,705
30 Yr Pass Thru	5.000	08-20-42	166,467	184,784
30 Yr Pass Thru	5.500	02-15-29	1,493	1,693
30 Yr Pass Thru	5.500	03-15-29	2,841	3,196
30 Yr Pass Thru	5.500	10-20-32	44,906	50,544
30 Yr Pass Thru	5.500	02-20-33	389,927	439,171
30 Yr Pass Thru	5.500	04-15-33	199,207	229,262
30 Yr Pass Thru	5.500	07-15-33	27,296	31,432
30 Yr Pass Thru	5.500	07-15-33	317,524	365,786
30 Yr Pass Thru	5.500	07-20-33	181,170	203,804
30 Yr Pass Thru	5.500	09-15-33	75,155	85,408
30 Yr Pass Thru	5.500	09-20-33	16,256	18,294
30 Yr Pass Thru	5.500	11-20-33	7,194	8,098
30 Yr Pass Thru	5.500	12-15-33	250,144	288,485
30 Yr Pass Thru	5.500	12-15-33	18,190	20,946
30 Yr Pass Thru	5.500	12-20-33	2,975	3,349
30 Yr Pass Thru	5.500	05-20-34	45,334	51,082

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       15

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.500	07-20-34	49,706	$56,010
30 Yr Pass Thru	5.500	10-20-34	135,534	152,877
30 Yr Pass Thru	5.500	02-20-35	32,855	37,072
30 Yr Pass Thru	5.500	05-20-35	2,554	2,884
30 Yr Pass Thru	5.500	07-20-35	105,642	119,333
30 Yr Pass Thru	5.500	08-20-35	32,778	37,029
30 Yr Pass Thru	5.500	09-20-35	293,483	331,637
30 Yr Pass Thru	5.500	01-20-36	346,018	391,231
30 Yr Pass Thru	5.500	02-20-36	1,873	2,117
30 Yr Pass Thru	5.500	10-15-38	213,872	246,473
30 Yr Pass Thru	5.500	01-20-40	331,393	377,192
30 Yr Pass Thru	5.500	10-20-40	1,082	1,224
30 Yr Pass Thru	5.500	03-20-44	157,852	178,642
30 Yr Pass Thru	6.000	04-20-28	9,237	10,499
30 Yr Pass Thru	6.000	01-20-32	4,005	4,618
30 Yr Pass Thru	6.000	08-15-33	23,914	27,873
30 Yr Pass Thru	6.000	10-20-33	123,466	142,533
30 Yr Pass Thru	6.000	11-20-33	398,959	460,449
30 Yr Pass Thru	6.000	01-15-34	326,787	380,602
30 Yr Pass Thru	6.000	01-20-34	1,804	2,084
30 Yr Pass Thru	6.000	02-20-34	440,835	509,319
30 Yr Pass Thru	6.000	04-15-34	52,850	61,386
30 Yr Pass Thru	6.000	07-15-34	91,868	107,260
30 Yr Pass Thru	6.000	08-20-34	31,443	36,211
30 Yr Pass Thru	6.000	09-20-34	1,937	2,231
30 Yr Pass Thru	6.000	03-15-36	40,816	46,781
30 Yr Pass Thru	6.000	04-15-36	131,424	152,146
30 Yr Pass Thru	6.000	07-15-36	57,734	66,662
30 Yr Pass Thru	6.000	10-15-36	72,391	83,842
30 Yr Pass Thru	6.000	12-20-36	40,478	46,429
30 Yr Pass Thru	6.000	11-15-37	3,204	3,680
30 Yr Pass Thru	6.000	01-15-38	1,315	1,503
30 Yr Pass Thru	6.000	03-15-38	1,903	2,178
30 Yr Pass Thru	6.000	07-15-38	14,064	16,212
30 Yr Pass Thru	6.000	09-20-38	76,192	86,818
30 Yr Pass Thru	6.000	02-20-39	8,981	10,238
30 Yr Pass Thru	6.500	12-15-23	76,970	85,868
30 Yr Pass Thru	6.500	05-15-24	8,402	9,402
30 Yr Pass Thru	6.500	08-15-24	44,917	50,261
30 Yr Pass Thru	6.500	10-15-24	67,984	76,147
30 Yr Pass Thru	6.500	03-15-26	304	349
30 Yr Pass Thru	6.500	03-20-26	2,495	2,851
30 Yr Pass Thru	6.500	04-15-26	366	406
30 Yr Pass Thru	6.500	05-15-26	231	264

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       16

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	6.500	05-15-26	570	$651
30 Yr Pass Thru	6.500	05-15-26	850	981
30 Yr Pass Thru	6.500	01-15-27	521	596
30 Yr Pass Thru	6.500	08-15-27	353	410
30 Yr Pass Thru	6.500	11-15-27	56,589	64,679
30 Yr Pass Thru	6.500	01-15-28	1,732	2,007
30 Yr Pass Thru	6.500	04-15-28	243	281
30 Yr Pass Thru	6.500	04-15-28	269	315
30 Yr Pass Thru	6.500	05-15-28	919	1,070
30 Yr Pass Thru	6.500	05-15-28	1,182	1,381
30 Yr Pass Thru	6.500	05-15-28	355	415
30 Yr Pass Thru	6.500	06-15-28	1,299	1,515
30 Yr Pass Thru	6.500	06-15-28	46,591	54,192
30 Yr Pass Thru	6.500	08-15-28	257	302
30 Yr Pass Thru	6.500	08-15-28	405	476
30 Yr Pass Thru	6.500	08-15-28	649	734
30 Yr Pass Thru	6.500	08-15-28	117	136
30 Yr Pass Thru	6.500	08-15-28	191	205
30 Yr Pass Thru	6.500	08-20-28	54,997	64,053
30 Yr Pass Thru	6.500	09-15-28	325	379
30 Yr Pass Thru	6.500	09-15-28	346	406
30 Yr Pass Thru	6.500	09-15-28	513	597
30 Yr Pass Thru	6.500	09-15-28	853	1,002
30 Yr Pass Thru	6.500	10-15-28	1,427	1,673
30 Yr Pass Thru	6.500	10-15-28	571	670
30 Yr Pass Thru	6.500	10-20-28	4,537	5,290
30 Yr Pass Thru	6.500	11-20-28	34,917	40,691
30 Yr Pass Thru	6.500	02-15-29	2,255	2,637
30 Yr Pass Thru	6.500	02-20-29	28,992	33,866
30 Yr Pass Thru	6.500	03-15-29	591	696
30 Yr Pass Thru	6.500	04-15-29	218	242
30 Yr Pass Thru	6.500	04-20-29	249	292
30 Yr Pass Thru	6.500	06-15-29	100	102
30 Yr Pass Thru	6.500	07-15-29	1,277	1,501
30 Yr Pass Thru	6.500	03-15-31	66,855	78,409
30 Yr Pass Thru	6.500	05-15-31	232	273
30 Yr Pass Thru	6.500	06-15-31	2,398	2,817
30 Yr Pass Thru	6.500	06-15-31	312	360
30 Yr Pass Thru	6.500	08-15-31	493	580
30 Yr Pass Thru	6.500	08-15-31	492	576
30 Yr Pass Thru	6.500	08-20-31	184,274	216,429
30 Yr Pass Thru	6.500	09-15-31	472	557
30 Yr Pass Thru	6.500	10-20-31	30,883	36,314
30 Yr Pass Thru	6.500	08-15-32	812	953

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       17

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	6.500	08-15-32	1,570	$1,840
30 Yr Pass Thru	6.500	09-20-32	175,655	205,969
30 Yr Pass Thru	6.500	02-15-33	7,813	9,223
30 Yr Pass Thru	6.500	02-15-33	1,290	1,522
30 Yr Pass Thru	6.500	02-15-33	4,296	5,074
30 Yr Pass Thru	6.500	02-15-33	4,051	4,785
30 Yr Pass Thru	6.500	02-15-33	6,403	7,522
30 Yr Pass Thru	6.500	03-15-33	5,287	6,244
30 Yr Pass Thru	6.500	12-20-33	2,613	3,050
30 Yr Pass Thru	6.500	05-15-40	15,357	18,069
30 Yr Pass Thru	7.000	04-15-17	81	82
30 Yr Pass Thru	7.000	05-15-17	48	49
30 Yr Pass Thru	7.000	05-15-17	12	12
30 Yr Pass Thru	7.000	05-15-17	24	24
30 Yr Pass Thru	7.000	05-15-17	103	105
30 Yr Pass Thru	7.000	12-20-23	338	373
30 Yr Pass Thru	7.000	01-15-24	184	206
30 Yr Pass Thru	7.000	01-15-24	959	1,082
30 Yr Pass Thru	7.000	01-15-24	222	252
30 Yr Pass Thru	7.000	01-15-24	209	233
30 Yr Pass Thru	7.000	01-15-24	127	144
30 Yr Pass Thru	7.000	01-15-24	132	146
30 Yr Pass Thru	7.000	01-15-24	219	242
30 Yr Pass Thru	7.000	01-15-24	889	1,011
30 Yr Pass Thru	7.000	04-15-24	344	394
30 Yr Pass Thru	7.000	04-15-24	753	860
30 Yr Pass Thru	7.000	05-15-24	200	229
30 Yr Pass Thru	7.000	05-15-24	187	215
30 Yr Pass Thru	7.000	06-15-24	314	354
30 Yr Pass Thru	7.000	07-15-24	77	85
30 Yr Pass Thru	7.000	07-15-24	756	869
30 Yr Pass Thru	7.000	08-15-24	1,230	1,356
30 Yr Pass Thru	7.000	01-15-26	197	230
30 Yr Pass Thru	7.000	01-15-26	105	121
30 Yr Pass Thru	7.000	02-15-26	221	258
30 Yr Pass Thru	7.000	02-15-26	460	537
30 Yr Pass Thru	7.000	02-15-26	306	358
30 Yr Pass Thru	7.000	04-15-26	107	124
30 Yr Pass Thru	7.000	05-15-26	399	463
30 Yr Pass Thru	7.000	10-15-26	281	326
30 Yr Pass Thru	7.000	03-15-27	233	274
30 Yr Pass Thru	7.000	03-15-27	863	975
30 Yr Pass Thru	7.000	08-15-27	669	793
30 Yr Pass Thru	7.000	10-15-27	489	570

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       18

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	7.000	11-15-27	697	$821
30 Yr Pass Thru	7.000	11-20-27	36,356	42,801
30 Yr Pass Thru	7.000	12-20-27	27,751	32,669
30 Yr Pass Thru	7.000	01-15-28	291	346
30 Yr Pass Thru	7.000	01-15-28	320	369
30 Yr Pass Thru	7.000	01-15-28	292	346
30 Yr Pass Thru	7.000	01-15-28	141	167
30 Yr Pass Thru	7.000	01-15-28	642	757
30 Yr Pass Thru	7.000	01-15-28	378	449
30 Yr Pass Thru	7.000	01-15-28	683	813
30 Yr Pass Thru	7.000	01-15-28	1,209	1,434
30 Yr Pass Thru	7.000	01-15-28	356	422
30 Yr Pass Thru	7.000	01-15-28	906	1,072
30 Yr Pass Thru	7.000	01-20-28	646	760
30 Yr Pass Thru	7.000	04-15-28	9,234	10,961
30 Yr Pass Thru	7.000	04-15-28	723	856
30 Yr Pass Thru	7.000	05-15-28	768	915
30 Yr Pass Thru	7.000	05-15-28	442	524
30 Yr Pass Thru	7.000	05-20-28	1,152	1,358
30 Yr Pass Thru	7.000	06-15-28	3,181	3,760
30 Yr Pass Thru	7.000	07-15-28	481	571
30 Yr Pass Thru	7.000	07-15-28	939	1,114
30 Yr Pass Thru	7.000	07-15-28	5,880	6,931
30 Yr Pass Thru	7.000	07-15-28	4,609	5,442
30 Yr Pass Thru	7.000	07-15-28	681	809
30 Yr Pass Thru	7.000	07-15-28	9,155	10,816
30 Yr Pass Thru	7.000	07-15-28	203	242
30 Yr Pass Thru	7.000	07-15-28	1,052	1,158
30 Yr Pass Thru	7.000	08-15-28	520	621
30 Yr Pass Thru	7.000	08-15-28	282	336
30 Yr Pass Thru	7.000	09-15-28	163	190
30 Yr Pass Thru	7.000	10-15-28	3,518	4,174
30 Yr Pass Thru	7.000	11-15-28	419	497
30 Yr Pass Thru	7.000	11-15-28	1,307	1,548
30 Yr Pass Thru	7.000	11-20-28	1,273	1,512
30 Yr Pass Thru	7.000	01-15-29	981	1,172
30 Yr Pass Thru	7.000	03-15-29	148	171
30 Yr Pass Thru	7.000	03-15-29	550	657
30 Yr Pass Thru	7.000	04-15-29	1,264	1,492
30 Yr Pass Thru	7.000	05-15-29	207	246
30 Yr Pass Thru	7.000	06-20-29	681	809
30 Yr Pass Thru	7.000	07-15-29	347	411
30 Yr Pass Thru	7.000	07-15-29	977	1,155
30 Yr Pass Thru	7.000	08-15-29	8,602	10,270

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       19

	Rate (%)	Maturity date	Par value^		Value
U.S. Government Agency (continued)
30 Yr Pass Thru	7.000	08-15-29	16,421		$19,617
30 Yr Pass Thru	7.000	08-20-29	4,397		5,244
30 Yr Pass Thru	7.000	09-20-29	32,795		39,136
30 Yr Pass Thru	7.000	10-20-29	1,000		1,191
30 Yr Pass Thru	7.000	08-20-30	1,085		1,301
30 Yr Pass Thru	7.000	10-20-30	3,990		4,788
30 Yr Pass Thru	7.000	02-20-31	682		813
30 Yr Pass Thru	7.000	04-15-31	469		562
30 Yr Pass Thru	7.000	04-15-31	585		698
30 Yr Pass Thru	7.000	04-20-31	1,568		1,872
30 Yr Pass Thru	7.000	05-20-31	1,097		1,309
30 Yr Pass Thru	7.000	06-15-31	17,349		20,745
30 Yr Pass Thru	7.000	07-15-31	86,044		102,685
30 Yr Pass Thru	7.000	07-15-31	393		470
30 Yr Pass Thru	7.000	07-20-31	973		1,161
30 Yr Pass Thru	7.000	08-15-31	864		1,035
30 Yr Pass Thru	7.000	08-15-31	309		371
30 Yr Pass Thru	7.000	08-15-31	380		454
30 Yr Pass Thru	7.000	09-15-31	804		966
30 Yr Pass Thru	7.000	09-15-31	844		1,010
30 Yr Pass Thru	7.000	09-15-31	1,886		2,251
30 Yr Pass Thru	7.000	11-15-31	392		434
30 Yr Pass Thru	7.000	11-15-31	733		882
30 Yr Pass Thru	7.000	12-15-31	705		840
30 Yr Pass Thru	7.000	12-15-31	1,020		1,212
30 Yr Pass Thru	7.000	02-15-32	487		585
30 Yr Pass Thru	7.000	05-15-32	464		559
30 Yr Pass Thru	7.000	05-15-32	418		503
30 Yr Pass Thru	7.000	07-15-32	323		384
30 Yr Pass Thru	7.000	08-15-32	923		1,091
30 Yr Pass Thru	7.000	12-20-32	45,801		53,225
30 Yr Pass Thru	7.000	01-20-34	1,487		1,768
30 Yr Pass Thru	7.000	12-15-34	46,814		55,893
30 Yr Pass Thru	9.250	02-15-17	26		26
30 Yr Pass Thru	9.250	11-15-19	452		496
30 Yr Pass Thru	9.250	12-15-19	338		373
30 Yr Pass Thru	9.750	07-15-17	45		46
30 Yr Pass Thru	9.750	02-15-21	1,094		1,244
30 Yr Pass Thru	10.250	11-15-20	1,074		1,224
Foreign government obligations 15.0%					$141,553,869
(Cost $135,784,197)
Albania 0.1%					718,375
Republic of Albania	5.750	11-12-20	EUR	595,000	718,375

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       20

	Rate (%)		Maturity date	Par value^		Value
Angola 0.0%						$199,500
Republic of Angola	9.500		11-12-25		200,000	199,500
Argentina 0.4%						3,820,242
Provincia de Buenos Aires (S)	9.125		03-16-24		150,000	167,250
Provincia de Buenos Aires	9.950		06-09-21		150,000	169,875
Republic of Argentina	2.260		12-31-38	EUR	170,000	119,639
Republic of Argentina (P)	5.830		12-31-33	ARS	340,000	150,795
Republic of Argentina (S)	6.875		04-22-21		875,000	948,063
Republic of Argentina	7.500		04-22-26		300,000	334,500
Republic of Argentina	7.820		12-31-33	EUR	172,013	204,749
Republic of Argentina	7.820		12-31-38		325,000	226,688
Republic of Argentina	8.280		12-31-33		686,999	788,331
Republic of Argentina	8.750		05-07-24		295,414	349,918
Republic of Argentina (P)	33.078		03-01-18	ARS	1,000,000	68,109
Republic of Argentina, GDP-Linked Note (I)	4.502	*	12-15-35		2,750,000	292,325
Australia 0.2%						1,456,855
New South Wales Treasury Corp.	4.000		04-20-23	AUD	1,340,000	1,140,756
New South Wales Treasury Corp.	4.000		05-20-26	AUD	360,000	316,099
Austria 0.0%						324,222
Republic of Austria (S)	3.150		06-20-44	EUR	181,000	324,222
Belgium 0.1%						960,430
Kingdom of Belgium	4.000		03-28-22	EUR	349,000	486,302
Kingdom of Belgium (S)	4.500		03-28-26	EUR	205,000	326,012
Kingdom of Belgium (S)	5.000		03-28-35	EUR	75,000	148,116
Bermuda 0.0%						321,000
Government of Bermuda (S)	4.138		01-03-23		200,000	210,000
Government of Bermuda (S)	5.603		07-20-20		100,000	111,000
Brazil 1.3%						11,941,874
Banco Nacional de Desenvolvimento Economico e Social	6.500		06-10-19		100,000	107,620
Federative Republic of Brazil	4.250		01-07-25		1,835,000	1,830,413
Federative Republic of Brazil	5.625		01-07-41		1,340,000	1,353,400
Federative Republic of Brazil	6.000		08-15-20	BRL	100,000	90,389
Federative Republic of Brazil	6.000		05-15-21	BRL	300,000	274,848
Federative Republic of Brazil	6.000		05-15-23	BRL	125,000	115,149
Federative Republic of Brazil	6.000		04-07-26		500,000	556,250
Federative Republic of Brazil	6.000		05-15-45	BRL	169,000	158,373
Federative Republic of Brazil	8.250		01-20-34		90,000	118,125
Federative Republic of Brazil	10.000		01-01-17	BRL	153,000	47,590
Federative Republic of Brazil	10.000		01-01-18	BRL	3,779,000	1,154,329
Federative Republic of Brazil	10.000		01-01-19	BRL	1,690,000	510,803
Federative Republic of Brazil	10.000		01-01-21	BRL	8,251,000	2,433,031

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       21

	Rate (%)	Maturity date	Par value^		Value
Brazil (continued)
Federative Republic of Brazil	10.000	01-01-23	BRL	548,000	$158,259
Federative Republic of Brazil	10.000	01-01-25	BRL	2,221,000	631,708
Federative Republic of Brazil	10.000	01-01-27	BRL	8,633,000	2,401,587
Bulgaria 0.0%					312,467
Government of Bulgaria	1.875	03-21-23	EUR	270,000	312,467
Canada 0.3%					3,198,108
Government of Canada	3.500	12-01-45	CAD	505,000	552,673
Province of Manitoba	1.300	04-03-17		380,000	380,741
Province of Manitoba	3.050	05-14-24		60,000	64,577
Province of Ontario	1.200	02-14-18		125,000	125,188
Province of Ontario	2.500	09-10-21		560,000	581,181
Province of Ontario	2.600	06-02-25	CAD	175,000	142,302
Province of Ontario	2.850	06-02-23	CAD	520,000	430,374
Province of Ontario	3.500	06-02-43	CAD	99,000	87,931
Province of Ontario	4.000	06-02-21	CAD	360,000	309,456
Province of Quebec	3.500	12-01-22	CAD	155,000	132,445
Province of Quebec	5.000	12-01-38	CAD	370,000	391,240
Colombia 0.3%					3,249,626
Republic of Colombia	5.000	06-15-45		650,000	704,438
Republic of Colombia	5.625	02-26-44		200,000	230,750
Republic of Colombia	6.000	04-28-28	COP	1,878,400,000	559,222
Republic of Colombia	6.125	01-18-41		125,000	150,781
Republic of Colombia	7.500	08-26-26	COP	3,109,600,000	1,049,030
Republic of Colombia	10.000	07-24-24	COP	1,428,600,000	555,405
Croatia 0.2%					2,058,074
Republic of Croatia	3.000	03-11-25	EUR	200,000	222,844
Republic of Croatia	5.500	04-04-23		225,000	245,950
Republic of Croatia	5.875	07-09-18	EUR	110,000	134,964
Republic of Croatia	6.000	01-26-24		800,000	898,498
Republic of Croatia	6.375	03-24-21		350,000	389,395
Republic of Croatia	6.625	07-14-20		150,000	166,423
Cyprus 0.2%					1,562,686
Republic of Cyprus	3.750	07-26-23	EUR	500,000	564,195
Republic of Cyprus	3.875	05-06-22	EUR	504,000	577,580
Republic of Cyprus	4.250	11-04-25	EUR	362,000	420,911
Czech Republic 0.1%					694,072
Czech Republic	3.625	04-14-21	EUR	286,000	373,961
Czech Republic	3.875	05-24-22	EUR	235,000	320,111
Denmark 0.0%					211,597
Kingdom of Denmark	1.750	11-15-25	DKK	945,000	163,844

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       22

	Rate (%)	Maturity date	Par value^		Value
Denmark (continued)
Kingdom of Denmark	4.500	11-15-39	DKK	171,000	$47,753
Dominican Republic 0.2%					1,394,050
Government of Dominican Republic (S)	5.500	01-27-25		105,000	111,300
Government of Dominican Republic	5.500	01-27-25		300,000	318,000
Government of Dominican Republic (S)	6.850	01-27-45		110,000	124,850
Government of Dominican Republic	6.850	01-27-45		740,000	839,900
Ecuador 0.0%					204,808
Republic of Ecuador (S)	10.750	03-28-22		200,000	204,808
El Salvador 0.1%					469,200
Republic of El Salvador (S)	6.375	01-18-27		460,000	469,200
France 0.1%					873,245
Government of France	4.000	10-25-38	EUR	475,000	873,245
Gabon 0.1%					696,262
Republic of Gabon	6.375	12-12-24		750,000	696,262
Germany 0.1%					839,347
Federal Republic of Germany	2.500	07-04-44	EUR	489,000	839,347
Grenada 0.0%					58,288
Government of Grenada	7.000	05-12-30		106,950	58,288
Hungary 0.2%					1,463,619
Republic of Hungary	3.000	06-26-24	HUF	73,000,000	268,628
Republic of Hungary	5.500	06-24-25	HUF	90,390,000	394,378
Republic of Hungary	6.000	11-24-23	HUF	42,760,000	189,782
Republic of Hungary	7.000	06-24-22	HUF	113,190,000	513,360
Republic of Hungary	7.500	11-12-20	HUF	22,000,000	97,471
Iceland 0.0%					237,524
Republic of Iceland	2.500	07-15-20	EUR	100,000	120,838
Republic of Iceland	5.875	05-11-22		100,000	116,686
India 0.1%					948,806
Republic of India	7.800	04-11-21	INR	30,000,000	461,471
Republic of India	8.120	12-10-20	INR	10,000,000	155,359
Republic of India	8.400	07-28-24	INR	20,710,000	331,976
Indonesia 1.0%					9,451,959
Perusahaan Penerbit SBSN Indonesia III (S)	4.325	05-28-25		200,000	212,928
Perusahaan Penerbit SBSN Indonesia III	4.350	09-10-24		550,000	590,579
Republic of Indonesia	3.375	04-15-23		950,000	978,574
Republic of Indonesia (S)	3.750	04-25-22		675,000	711,918
Republic of Indonesia (S)	3.750	06-14-28	EUR	402,000	491,789
Republic of Indonesia	3.750	06-14-28	EUR	230,000	281,372

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       23

	Rate (%)	Maturity date	Par value^		Value
Indonesia (continued)
Republic of Indonesia	4.125	01-15-25		200,000	$212,760
Republic of Indonesia	4.625	04-15-43		620,000	661,705
Republic of Indonesia (S)	4.875	05-05-21		220,000	243,095
Republic of Indonesia	5.250	01-17-42		300,000	345,405
Republic of Indonesia	5.625	05-15-23	IDR	12,950,000,000	900,229
Republic of Indonesia	6.125	05-15-28	IDR	6,450,000,000	439,030
Republic of Indonesia	7.000	05-15-22	IDR	4,589,000,000	345,620
Republic of Indonesia	8.250	07-15-21	IDR	4,900,000,000	390,569
Republic of Indonesia	8.250	06-15-32	IDR	3,095,000,000	249,653
Republic of Indonesia	8.250	05-15-36	IDR	6,365,000,000	519,372
Republic of Indonesia	8.375	03-15-24	IDR	2,280,000,000	183,183
Republic of Indonesia	8.375	09-15-26	IDR	3,000,000,000	245,154
Republic of Indonesia	8.500	10-12-35		100,000	151,344
Republic of Indonesia	8.750	05-15-31	IDR	2,215,000,000	186,427
Republic of Indonesia	9.500	07-15-31	IDR	1,400,000,000	124,425
Republic of Indonesia	9.500	05-15-41	IDR	4,682,000,000	411,911
Republic of Indonesia	10.000	09-15-24	IDR	6,540,000,000	574,917
Ireland 0.2%					2,072,604
Republic of Ireland	1.000	05-15-26	EUR	850,000	999,500
Republic of Ireland	4.500	10-18-18	EUR	66,000	81,312
Republic of Ireland	4.500	04-18-20	EUR	316,000	414,910
Republic of Ireland	5.400	03-13-25	EUR	363,000	576,882
Israel 0.2%					1,869,624
Government of Israel	1.750	08-31-25	ILS	5,927,000	1,571,589
Government of Israel	4.625	03-18-20	EUR	230,000	298,035
Italy 0.6%					5,557,811
Republic of Italy	0.700	05-01-20	EUR	404,000	461,281
Republic of Italy	2.000	12-01-25	EUR	150,000	181,737
Republic of Italy	3.100	09-15-26	EUR	372,775	525,678
Republic of Italy (S)	3.250	09-01-46	EUR	593,000	821,228
Republic of Italy	3.500	12-01-18	EUR	746,000	898,703
Republic of Italy	4.250	09-01-19	EUR	376,000	472,852
Republic of Italy	4.250	03-01-20	EUR	320,000	409,383
Republic of Italy	4.500	02-01-20	EUR	314,000	403,438
Republic of Italy	4.750	09-01-21	EUR	870,000	1,186,068
Republic of Italy (S)	4.750	09-01-44	EUR	114,000	197,443
Ivory Coast 0.1%					1,000,542
Republic of Ivory Coast	5.375	07-23-24		330,000	329,228
Republic of Ivory Coast	5.750	12-31-32		678,150	671,314
Jamaica 0.2%					2,316,089
Government of Jamaica	6.750	04-28-28		515,000	584,525

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       24

	Rate (%)	Maturity date	Par value^		Value
Jamaica (continued)
Government of Jamaica	7.625	07-09-25		640,000	$744,000
Government of Jamaica	7.875	07-28-45		200,000	233,000
Government of Jamaica	8.000	03-15-39		595,000	699,125
Government of Jamaica	8.500	11-16-21		52,381	55,439
Japan 1.2%					11,328,701
Government of Japan	0.400	03-20-25	JPY	74,050,000	747,920
Government of Japan	1.200	12-20-34	JPY	226,150,000	2,549,667
Government of Japan	1.400	09-20-34	JPY	145,500,000	1,690,677
Government of Japan	1.400	03-20-55	JPY	26,500,000	338,769
Government of Japan	1.700	09-20-44	JPY	193,900,000	2,517,336
Government of Japan, CPI Linked Bond	0.100	09-10-23	JPY	108,768,000	1,096,564
Government of Japan, CPI Linked Bond	0.100	03-10-24	JPY	80,896,000	815,911
Government of Japan, CPI Linked Bond	0.100	09-10-24	JPY	61,254,000	622,206
Government of Japan, CPI Linked Bond	0.100	03-10-25	JPY	93,313,000	949,651
Kenya 0.0%					390,797
Republic of Kenya	6.875	06-24-24		400,000	390,797
Latvia 0.0%					422,983
Republic of Latvia	1.375	05-16-36	EUR	350,000	422,983
Lebanon 0.1%					723,609
Republic of Lebanon	5.800	04-14-20		200,000	198,350
Republic of Lebanon	6.650	04-22-24		200,000	199,540
Republic of Lebanon	8.250	04-12-21		300,000	325,719
Malaysia 0.8%					7,783,054
Government of Malaysia	3.418	08-15-22	MYR	2,929,000	722,582
Government of Malaysia	3.654	10-31-19	MYR	2,795,000	702,918
Government of Malaysia	3.659	10-15-20	MYR	1,470,000	369,730
Government of Malaysia	3.795	09-30-22	MYR	3,389,000	853,736
Government of Malaysia	4.160	07-15-21	MYR	4,244,000	1,091,343
Government of Malaysia	4.232	06-30-31	MYR	767,000	195,630
Government of Malaysia	4.240	02-07-18	MYR	1,213,000	306,297
Government of Malaysia	4.378	11-29-19	MYR	2,575,000	660,916
Government of Malaysia	4.390	07-07-23	MYR	2,870,000	745,665
Government of Malaysia	4.392	04-15-26	MYR	1,930,000	502,319
Government of Malaysia	4.498	04-15-30	MYR	1,350,000	351,562
Government of Malaysia	4.736	03-15-46	MYR	4,800,000	1,235,904
Government of Malaysia	4.935	09-30-43	MYR	170,000	44,452
Mexico 1.3%					12,359,662
Government of Mexico	2.500	12-10-20	MXN	5	0
Government of Mexico	3.625	04-09-29	EUR	100,000	132,600
Government of Mexico	4.000	10-02-23		270,000	293,625
Government of Mexico	4.500	12-04-25	MXN	2,799,367	170,868

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       25

	Rate (%)	Maturity date	Par value^		Value
Mexico (continued)
Government of Mexico	4.600	01-23-46		645,000	$695,794
Government of Mexico	4.750	03-08-44		770,000	847,963
Government of Mexico	5.000	12-11-19	MXN	87,483,000	4,589,922
Government of Mexico	5.750	10-12-49		50,000	57,000
Government of Mexico	6.500	06-10-21	MXN	3,580,000	197,429
Government of Mexico	6.500	06-09-22	MXN	10,573,000	585,228
Government of Mexico	7.500	06-03-27	MXN	8,272,000	493,342
Government of Mexico	7.750	05-29-31	MXN	18,760,000	1,150,884
Government of Mexico	7.750	11-13-42	MXN	14,061,000	881,080
Government of Mexico	8.000	06-11-20	MXN	18,263,000	1,053,730
Government of Mexico	8.500	11-18-38	MXN	1,050,000	69,945
Government of Mexico	10.000	12-05-24	MXN	16,240,000	1,103,983
Government of Mexico	10.000	11-20-36	MXN	480,000	36,269
Morocco 0.1%					864,094
Kingdom of Morocco (S)	4.250	12-11-22		400,000	426,000
Kingdom of Morocco	4.500	10-05-20	EUR	350,000	438,094
Netherlands 0.1%					592,385
Kingdom of Netherlands	5.500	01-15-28	EUR	328,000	592,385
Norway 0.0%					259,073
Government of Norway (S)	3.000	03-14-24	NOK	714,000	98,470
Government of Norway (S)	4.250	05-19-17	NOK	1,304,000	160,603
Oman 0.0%					206,831
Sultanate of Oman (S)	4.750	06-15-26		200,000	206,831
Pakistan 0.1%					699,019
Islamic Republic of Pakistan (S)	6.750	12-03-19		350,000	373,637
Islamic Republic of Pakistan	7.875	03-31-36		100,000	99,396
Islamic Republic of Pakistan (S)	8.250	09-30-25		200,000	225,986
Peru 0.1%					557,681
Republic of Peru (S)	5.700	08-12-24	PEN	1,111,000	334,644
Republic of Peru	6.900	08-12-37	PEN	698,000	223,037
Philippines 0.1%					626,066
Republic of Philippines	3.900	11-26-22	PHP	10,000,000	221,830
Republic of Philippines	6.250	01-14-36	PHP	16,000,000	404,236
Poland 0.4%					3,506,067
Republic of Poland	1.500	04-25-20	PLN	1,110,000	279,668
Republic of Poland	1.750	07-25-21	PLN	2,430,000	609,994
Republic of Poland	2.500	07-25-18	PLN	1,070,000	278,071
Republic of Poland	2.500	07-25-26	PLN	3,600,000	900,567
Republic of Poland	4.000	10-25-23	PLN	2,263,000	635,008
Republic of Poland	5.750	09-23-22	PLN	2,104,000	641,349

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       26

	Rate (%)	Maturity date	Par value^		Value
Poland (continued)
Republic of Poland	5.750	04-25-29	PLN	490,000	$161,410
Romania 0.3%					2,976,561
Government of Romania	4.625	09-18-20	EUR	110,000	143,855
Government of Romania	4.750	06-24-19	RON	370,000	100,814
Government of Romania	4.750	02-24-25	RON	1,960,000	559,112
Government of Romania	4.875	11-07-19	EUR	225,000	288,123
Government of Romania	5.750	04-29-20	RON	1,420,000	404,183
Government of Romania	5.800	07-26-27	RON	1,510,000	471,880
Government of Romania	5.850	04-26-23	RON	2,460,000	738,705
Government of Romania	5.950	06-11-21	RON	920,000	269,889
Russia 0.6%					5,971,742
Government of Russia	3.500	01-16-19		200,000	204,039
Government of Russia	4.500	04-04-22		1,400,000	1,500,521
Government of Russia	4.875	09-16-23		600,000	656,249
Government of Russia	7.050	01-19-28	RUB	11,000,000	156,043
Government of Russia	7.500	03-15-18	RUB	7,100,000	106,767
Government of Russia	7.500	02-27-19	RUB	1,107,000	16,525
Government of Russia	7.500	08-18-21	RUB	84,000,000	1,242,351
Government of Russia	7.600	07-20-22	RUB	101,582,000	1,504,872
Government of Russia	8.150	02-03-27	RUB	32,992,000	508,637
Government of Russia	8.500	09-17-31	RUB	4,810,000	75,738
Serbia 0.3%					2,569,138
Republic of Serbia	4.875	02-25-20		800,000	831,999
Republic of Serbia	6.750	11-01-24		227,604	230,627
Republic of Serbia	7.250	09-28-21		1,300,000	1,506,512
Singapore 0.0%					326,190
Republic of Singapore	3.125	09-01-22	SGD	406,000	326,190
Slovenia 0.4%					3,433,872
Republic of Slovenia	1.500	03-25-35	EUR	140,000	152,873
Republic of Slovenia	2.125	07-28-25	EUR	345,000	429,857
Republic of Slovenia	2.250	03-03-32	EUR	650,000	805,808
Republic of Slovenia	4.625	09-09-24	EUR	150,000	220,681
Republic of Slovenia	5.125	03-30-26	EUR	172,000	268,113
Republic of Slovenia	5.250	02-18-24		640,000	740,335
Republic of Slovenia	5.500	10-26-22		200,000	231,127
Republic of Slovenia	5.850	05-10-23		494,000	585,078
South Africa 0.7%					7,007,521
Republic of South Africa	4.665	01-17-24		100,000	104,323
Republic of South Africa	5.875	09-16-25		1,000,000	1,122,500
Republic of South Africa	6.500	02-28-41	ZAR	5,273,000	252,259
Republic of South Africa	6.750	03-31-21	ZAR	2,995,000	190,543

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       27

	Rate (%)	Maturity date	Par value^		Value
South Africa (continued)
Republic of South Africa	7.000	02-28-31	ZAR	6,712,000	$370,251
Republic of South Africa	7.000	02-28-31	ZAR	18,155,000	1,001,476
Republic of South Africa	7.250	01-15-20	ZAR	22,160,000	1,461,365
Republic of South Africa	7.750	02-28-23	ZAR	4,300,000	278,552
Republic of South Africa	8.000	01-31-30	ZAR	12,791,000	779,045
Republic of South Africa	8.500	01-31-37	ZAR	10,540,000	645,699
Republic of South Africa	8.750	02-28-48	ZAR	1,449,000	89,491
Republic of South Africa	10.500	12-21-26	ZAR	9,570,000	712,017
South Korea 0.2%					1,671,395
Republic of Korea	2.750	09-10-19	KRW	778,050,000	727,136
Republic of Korea	3.000	09-10-24	KRW	943,430,000	944,259
Spain 0.1%					1,042,846
Instituto de Credito Oficial	1.875	12-15-17	GBP	235,000	311,348
Kingdom of Spain (S)	3.800	01-31-17	EUR	100,000	113,406
Kingdom of Spain	4.500	01-31-18	EUR	152,000	180,742
Kingdom of Spain (S)	5.150	10-31-44	EUR	235,000	437,350
Sri Lanka 0.2%					1,481,757
Republic of Sri Lanka	6.125	06-03-25		200,000	205,753
Republic of Sri Lanka	6.250	07-27-21		700,000	739,388
Republic of Sri Lanka (S)	6.825	07-18-26		200,000	214,500
Republic of Sri Lanka	6.850	11-03-25		300,000	322,116
Sweden 0.1%					687,613
Kingdom of Sweden	3.500	03-30-39	SEK	1,425,000	253,845
Svensk Exportkredit AB	5.125	03-01-17		425,000	433,768
Thailand 0.1%					1,336,161
Kingdom of Thailand	1.250	03-12-28	THB	10,656,659	286,814
Kingdom of Thailand	3.775	06-25-32	THB	7,441,000	246,511
Kingdom of Thailand	3.850	12-12-25	THB	9,573,000	314,340
Kingdom of Thailand	4.750	12-20-24	THB	2,323,000	80,307
Kingdom of Thailand	4.875	06-22-29	THB	11,180,000	408,189
Trinidad And Tobago 0.0%					414,000
Republic of Trinidad & Tobago (S)	4.500	08-04-26		400,000	414,000
Turkey 0.4%					3,977,438
Hazine Mustesarligi Varlik Kiralama AS	4.489	11-25-24		400,000	404,183
Republic of Turkey	2.000	04-16-25	TRY	708,963	233,488
Republic of Turkey	3.250	03-23-23		300,000	284,754
Republic of Turkey	5.125	03-25-22		250,000	262,563
Republic of Turkey	6.000	01-14-41		415,000	455,197
Republic of Turkey	6.250	09-26-22		250,000	277,188
Republic of Turkey	6.875	03-17-36		325,000	388,230

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       28

	Rate (%)		Maturity date	Par value^		Value
Turkey (continued)
Republic of Turkey	6.875		03-17-36		185,000	$220,805
Republic of Turkey	7.100		03-08-23	TRY	333,000	99,959
Republic of Turkey	8.000		03-12-25	TRY	950,000	289,717
Republic of Turkey	10.400		03-20-24	TRY	1,503,000	528,927
Republic of Turkey	10.500		01-15-20	TRY	165,000	58,108
Republic of Turkey	10.600		02-11-26	TRY	1,320,000	474,319
Ukraine 0.3%						2,833,359
Republic of Ukraine (P)(S)	4.036	*	05-31-40		731,000	234,870
Republic of Ukraine	7.750		09-01-19		200,000	198,458
Republic of Ukraine	7.750		09-01-20		200,000	197,406
Republic of Ukraine (S)	7.750		09-01-20		925,000	913,123
Republic of Ukraine (S)	7.750		09-01-21		808,000	792,890
Republic of Ukraine (S)	7.750		09-01-23		314,000	305,758
Republic of Ukraine (S)	7.750		09-01-24		197,000	190,854
United Kingdom 0.4%						3,455,156
Government of United Kingdom	1.500		01-22-21	GBP	50,000	69,320
Government of United Kingdom	3.500		01-22-45	GBP	512,000	1,037,638
Government of United Kingdom	4.250		12-07-46	GBP	558,000	1,293,479
Government of United Kingdom	4.250		12-07-46	GBP	455,000	1,054,719
Venezuela 0.0%						228,124
Republic of Venezuela	7.650		04-21-25		533,000	228,124
Vietnam 0.1%						434,048
Socialist Republic of Vietnam (S)	4.800		11-19-24		200,000	217,024
Socialist Republic of Vietnam	4.800		11-19-24		200,000	217,024
Zambia 0.1%						904,020
Republic of Zambia	5.375		09-20-22		800,000	708,000
Republic of Zambia	8.970		07-30-27		200,000	196,020
Corporate bonds 33.6%						$317,182,497
(Cost $308,760,931)
Consumer discretionary 6.7%						63,600,624
Auto components 0.3%
Adient Global Holdings, Ltd. (S)	4.875		08-15-26		200,000	202,750
Avis Budget Car Rental LLC (S)	5.250		03-15-25		425,000	420,750
Delphi Automotive PLC	3.150		11-19-20		120,000	124,240
Delphi Automotive PLC	4.250		01-15-26		155,000	168,026
Delphi Corp.	4.150		03-15-24		120,000	128,419
Delphi Corp.	5.000		02-15-23		420,000	445,725
GKN Holdings PLC	5.375		09-19-22	GBP	100,000	157,136
GKN Holdings PLC	6.750		10-28-19	GBP	13,000	19,782
MPG Holdco I, Inc.	7.375		10-15-22		450,000	463,779
Nexteer Automotive Group, Ltd. (S)	5.875		11-15-21		275,000	292,875

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       29

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Auto components (continued)
The Goodyear Tire & Rubber Company	5.125	11-15-23		175,000	$182,875
Automobiles 0.3%
Ford Motor Company	4.750	01-15-43		140,000	151,431
Ford Motor Credit Company LLC	1.684	09-08-17		455,000	455,554
General Motors Company	3.500	10-02-18		160,000	164,631
General Motors Company	4.000	04-01-25		380,000	388,220
General Motors Company	5.000	04-01-35		135,000	142,079
General Motors Financial Company, Inc.	3.150	01-15-20		125,000	127,627
General Motors Financial Company, Inc.	3.500	07-10-19		300,000	309,172
General Motors Financial Company, Inc.	4.750	08-15-17		195,000	200,888
Hyundai Capital America (S)	1.450	02-06-17		85,000	85,031
Hyundai Capital America (S)	2.000	03-19-18		285,000	286,437
Hyundai Capital America (S)	2.500	03-18-19		110,000	112,051
Hyundai Capital Services, Inc. (S)	3.500	09-13-17		200,000	204,143
TI Group Auto System LLC (S)	8.750	07-15-23		575,000	599,438
Diversified consumer services 0.0%
Codere Finance 2 Luxembourg SA, PIK	5.500	06-30-21		150,000	154,500
Codere Finance 2 Luxembourg SA, PIK	9.000	06-30-21		150,000	153,561
Nord Anglia Education Finance LLC (S)	5.750	07-15-22	CHF	150,000	159,367
Hotels, restaurants and leisure 0.8%
24 Hour Holdings III LLC (S)	8.000	06-01-22		325,000	265,688
Boyd Gaming Corp. (S)	6.375	04-01-26		275,000	294,250
Brinker International, Inc.	2.600	05-15-18		75,000	75,394
Cirsa Funding Luxembourg SA (S)	5.875	05-15-23	EUR	375,000	439,296
Eldorado Resorts, Inc.	7.000	08-01-23		425,000	448,375
GLP Capital LP	4.375	04-15-21		100,000	105,528
GLP Capital LP	5.375	04-15-26		175,000	191,188
Great Canadian Gaming Corp. (S)	6.625	07-25-22	CAD	500,000	395,570
Hilton Escrow Issuer LLC (S)	4.250	09-01-24		275,000	280,156
InterContinental Hotels Group PLC	3.875	11-28-22	GBP	100,000	147,085
International Game Technology PLC (S)	6.250	02-15-22		400,000	431,000
International Game Technology PLC (S)	6.500	02-15-25		300,000	325,200
Intralot Finance Luxembourg SA (S)	9.750	08-15-18	EUR	175,000	204,770
Intralot Finance Luxembourg SA	9.750	08-15-18	EUR	100,000	117,012
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.000	06-01-24		125,000	131,090
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.250	06-01-26		250,000	265,625
LTF Merger Sub, Inc. (S)	8.500	06-15-23		325,000	327,438
MGM Growth Properties Operating Partnership LP (S)	5.625	05-01-24		175,000	189,875
MGM Resorts International	6.000	03-15-23		275,000	298,540
MGM Resorts International	6.625	12-15-21		175,000	196,438

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       30

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
New Red Finance, Inc. (S)	4.625	01-15-22		125,000	$129,375
Peninsula Gaming LLC (S)	8.375	02-15-18		250,000	250,000
PF Chang's China Bistro, Inc. (S)	10.250	06-30-20		150,000	142,875
Playa Resorts Holding BV (S)	8.000	08-15-20		300,000	308,250
Sabre GLBL, Inc. (S)	5.375	04-15-23		150,000	155,063
Scientific Games International, Inc. (S)	7.000	01-01-22		225,000	239,063
Scientific Games International, Inc.	10.000	12-01-22		675,000	624,375
Seminole Hard Rock Entertainment, Inc. (S)	5.875	05-15-21		250,000	251,875
Shingle Springs Tribal Gaming Authority (S)	9.750	09-01-21		400,000	438,000
Wyndham Worldwide Corp.	2.950	03-01-17		45,000	45,252
Wyndham Worldwide Corp.	4.250	03-01-22		180,000	191,177
Household durables 0.5%
Argos Merger Sub, Inc. (S)	7.125	03-15-23		525,000	551,906
Bormioli Rocco Holdings SA	10.000	08-01-18	EUR	100,000	114,925
LSF9 Balta Issuer SA	7.750	09-15-22	EUR	275,000	330,429
Mohawk Industries, Inc.	2.000	01-14-22	EUR	250,000	295,393
Mohawk Industries, Inc.	3.850	02-01-23		245,000	256,904
Newell Brands, Inc.	2.050	12-01-17		145,000	146,215
Newell Brands, Inc.	2.150	10-15-18		55,000	55,689
Newell Brands, Inc.	2.600	03-29-19		120,000	122,752
Newell Brands, Inc.	3.900	11-01-25		345,000	364,668
Newell Brands, Inc.	5.375	04-01-36		135,000	160,976
Newell Brands, Inc.	5.500	04-01-46		160,000	197,566
RSI Home Products, Inc. (S)	6.500	03-15-23		350,000	369,250
Shea Homes LP (S)	5.875	04-01-23		150,000	153,000
Taylor Morrison Communities, Inc. (S)	5.875	04-15-23		200,000	209,000
Tempur Sealy International, Inc. (S)	5.500	06-15-26		200,000	208,900
Tempur Sealy International, Inc.	5.625	10-15-23		225,000	236,250
Tupperware Brands Corp.	4.750	06-01-21		160,000	172,968
Turkiye Sise Ve Cam Fabrikalari AS	4.250	05-09-20		200,000	200,039
Whirlpool Corp.	1.650	11-01-17		75,000	75,267
William Lyon Homes, Inc.	7.000	08-15-22		325,000	335,563
William Lyon Homes, Inc.	8.500	11-15-20		450,000	473,625
Internet and direct marketing retail 0.6%
Amazon.com, Inc.	4.800	12-05-34		465,000	558,400
Amazon.com, Inc.	4.950	12-05-44		635,000	798,410
Expedia, Inc.	2.500	06-03-22	EUR	100,000	117,575
Expedia, Inc.	4.500	08-15-24		165,000	173,678
Expedia, Inc. (S)	5.000	02-15-26		580,000	611,839
JD.com, Inc.	3.125	04-29-21		210,000	210,035
JD.com, Inc.	3.875	04-29-26		300,000	297,061
QVC, Inc.	3.125	04-01-19		160,000	163,583

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       31

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Internet and direct marketing retail (continued)
QVC, Inc.	4.375	03-15-23		775,000	$783,546
QVC, Inc.	4.450	02-15-25		260,000	258,917
QVC, Inc.	4.850	04-01-24		170,000	175,405
The Priceline Group, Inc.	2.375	09-23-24	EUR	200,000	241,841
The Priceline Group, Inc.	3.600	06-01-26		455,000	478,287
The Priceline Group, Inc.	3.650	03-15-25		450,000	473,780
Leisure products 0.1%
CCA Club Operations Holdings LLC (S)	8.250	12-15-23		225,000	237,938
GLP Capital LP	4.375	11-01-18		325,000	338,000
Vista Outdoor, Inc. (S)	5.875	10-01-23		175,000	184,188
Media 3.4%
21st Century Fox America, Inc.	8.250	08-10-18		145,000	163,292
Altice Financing SA (S)	6.500	01-15-22		225,000	237,375
Altice Finco SA (S)	8.125	01-15-24		600,000	628,500
Altice Luxembourg SA (S)	7.250	05-15-22	EUR	100,000	116,786
Altice Luxembourg SA (S)	7.625	02-15-25		785,000	806,588
Altice Luxembourg SA (S)	7.750	05-15-22		1,025,000	1,090,984
Altice US Finance I Corp. (S)	5.500	05-15-26		200,000	210,352
AMC Entertainment, Inc.	5.750	06-15-25		500,000	512,540
AMC Networks, Inc.	4.750	12-15-22		175,000	180,250
Arqiva Broadcast Finance PLC (S)	9.500	03-31-20	GBP	600,000	848,951
Arqiva Broadcast Finance PLC	9.500	03-31-20	GBP	100,000	141,492
Cable One, Inc. (S)	5.750	06-15-22		150,000	157,875
CCO Holdings LLC (S)	5.500	05-01-26		275,000	291,156
CCO Holdings LLC	5.750	09-01-23		350,000	369,250
CCO Holdings LLC	5.750	01-15-24		925,000	983,969
Cengage Learning, Inc. (S)	9.500	06-15-24		325,000	332,313
Cequel Communications Holdings I LLC (S)	5.125	12-15-21		325,000	328,656
Cequel Communications Holdings I LLC (S)	5.125	12-15-21		375,000	378,281
Cequel Communications Holdings I LLC (S)	6.375	09-15-20		650,000	670,313
Cequel Communications Holdings I LLC (S)	7.750	07-15-25		350,000	382,375
Charter Communications Operating LLC (S)	3.579	07-23-20		105,000	109,809
Charter Communications Operating LLC (S)	4.908	07-23-25		865,000	953,735
Charter Communications Operating LLC (S)	6.384	10-23-35		320,000	382,687
Charter Communications Operating LLC (S)	6.484	10-23-45		735,000	903,161
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22		275,000	288,063
CSC Holdings LLC (S)	10.125	01-15-23		1,200,000	1,370,250
CSC Holdings LLC (S)	10.875	10-15-25		275,000	322,438
DISH DBS Corp.	6.750	06-01-21		475,000	510,328
DISH DBS Corp. (S)	7.750	07-01-26		350,000	373,447
EMI Music Publishing Group North America Holdings, Inc. (S)	7.625	06-15-24		100,000	109,000
Entertainment One, Ltd. (S)	6.875	12-15-22	GBP	100,000	140,507

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       32

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Media (continued)
iHeartCommunications, Inc.	9.000	12-15-19		200,000	$161,750
Lamar Media Corp.	5.875	02-01-22		275,000	288,750
LGE HoldCo VI BV (S)	7.125	05-15-24	EUR	325,000	410,532
McGraw-Hill Global Education Holdings LLC (S)	7.875	05-15-24		300,000	318,750
MDC Partners, Inc. (S)	6.500	05-01-24		725,000	688,750
MHGE Parent LLC (S)	8.500	08-01-19		325,000	329,063
MPL 2 Acquisition Canco, Inc. (S)	9.875	08-15-18		224,000	229,600
Nexstar Escrow Corp. (S)	5.625	08-01-24		325,000	331,500
Numericable Group SA	5.625	05-15-24	EUR	100,000	118,237
Omnicom Group, Inc.	3.625	05-01-22		95,000	100,922
Omnicom Group, Inc.	3.650	11-01-24		550,000	585,069
Outfront Media Capital LLC	5.625	02-15-24		250,000	265,938
ProSiebenSat.1 Media AG	2.625	04-15-21	EUR	200,000	239,870
Regal Entertainment Group	5.750	03-15-22		500,000	523,125
SES Global Americas Holdings GP (S)	2.500	03-25-19		110,000	110,200
SES SA (S)	3.600	04-04-23		185,000	188,669
Sinclair Television Group, Inc. (S)	5.875	03-15-26		125,000	132,813
Sirius XM Radio, Inc. (S)	5.250	08-15-22		660,000	696,300
Sirius XM Radio, Inc. (S)	6.000	07-15-24		375,000	402,656
Sky PLC	1.875	11-24-23	EUR	200,000	239,568
The Interpublic Group of Companies, Inc.	2.250	11-15-17		260,000	261,110
The Interpublic Group of Companies, Inc.	3.750	02-15-23		65,000	68,342
The Interpublic Group of Companies, Inc.	4.000	03-15-22		125,000	131,335
The Interpublic Group of Companies, Inc.	4.200	04-15-24		845,000	914,159
Thomson Reuters Corp.	1.300	02-23-17		120,000	120,183
Thomson Reuters Corp.	3.350	05-15-26		55,000	56,768
Thomson Reuters Corp.	3.850	09-29-24		200,000	214,212
Time Warner Cable, Inc.	4.000	09-01-21		50,000	53,294
Time Warner Cable, Inc.	5.000	02-01-20		120,000	130,702
Time Warner Cable, Inc.	5.850	05-01-17		50,000	51,450
Time Warner Cable, Inc.	6.550	05-01-37		305,000	368,025
Time Warner Cable, Inc.	6.750	07-01-18		25,000	27,244
Time Warner Cable, Inc.	6.750	06-15-39		400,000	492,930
Time Warner Cable, Inc.	7.300	07-01-38		380,000	493,506
Time Warner Cable, Inc.	8.250	04-01-19		385,000	444,931
Time Warner Cable, Inc.	8.750	02-14-19		25,000	29,039
Townsquare Media, Inc. (S)	6.500	04-01-23		450,000	453,375
Tribune Media Company	5.875	07-15-22		400,000	409,000
Unitymedia GmbH (S)	6.125	01-15-25		550,000	589,875
Unitymedia Hessen GmbH & Company KG (S)	4.000	01-15-25	EUR	100,000	118,528

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       33

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Media (continued)
Unitymedia Hessen GmbH & Company KG (S)	5.000	01-15-25		700,000	$729,750
Univision Communications, Inc. (S)	5.125	02-15-25		300,000	313,500
Univision Communications, Inc. (S)	6.750	09-15-22		390,000	414,921
Univision Communications, Inc. (S)	8.500	05-15-21		98,000	101,920
Virgin Media Finance PLC (S)	6.000	10-15-24		200,000	208,500
Virgin Media Finance PLC (S)	7.000	04-15-23	GBP	375,000	538,160
Virgin Media Secured Finance PLC (S)	5.250	01-15-26		200,000	204,500
Virgin Media Secured Finance PLC (S)	5.500	08-15-26		600,000	627,000
Virgin Media Secured Finance PLC	6.250	03-28-29	GBP	150,000	217,695
VTR Finance BV (S)	6.875	01-15-24		825,000	866,003
WideOpenWest Finance LLC	10.250	07-15-19		375,000	394,688
WideOpenWest Finance LLC	13.375	10-15-19		568,000	606,340
WMG Acquisition Corp. (S)	6.000	01-15-21		158,000	163,925
WPP Finance 2010	3.625	09-07-22		180,000	190,997
WPP Finance 2010	3.750	09-19-24		315,000	336,457
WPP PLC	6.000	04-04-17	GBP	50,000	67,627
Ziggo Bond Finance BV (S)	4.625	01-15-25	EUR	100,000	111,599
Multiline retail 0.2%
Dollar General Corp.	4.125	07-15-17		240,000	245,755
Dollar Tree, Inc.	5.250	03-01-20		25,000	26,031
Dollar Tree, Inc.	5.750	03-01-23		100,000	107,625
JC Penney Corp., Inc. (S)	5.875	07-01-23		425,000	443,445
JC Penney Corp., Inc.	8.125	10-01-19		400,000	430,500
Marks & Spencer PLC	4.750	06-12-25	GBP	100,000	154,209
Next PLC	4.375	10-02-26	GBP	150,000	231,571
Next PLC	5.875	10-12-16	GBP	50,000	65,982
Specialty retail 0.4%
AutoZone, Inc.	1.625	04-21-19		20,000	20,045
Group 1 Automotive, Inc.	5.000	06-01-22		175,000	175,875
Group 1 Automotive, Inc. (S)	5.250	12-15-23		125,000	126,563
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19		275,000	261,250
Jo-Ann Stores, Inc. (S)	8.125	03-15-19		325,000	325,000
New Look Secured Issuer PLC (S)	6.500	07-01-22	GBP	425,000	538,325
O'Reilly Automotive, Inc.	3.550	03-15-26		155,000	165,174
O'Reilly Automotive, Inc.	3.800	09-01-22		25,000	26,523
O'Reilly Automotive, Inc.	3.850	06-15-23		85,000	91,075
O'Reilly Automotive, Inc.	4.875	01-14-21		350,000	385,085
Penske Automotive Group, Inc.	5.500	05-15-26		225,000	225,140
Penske Automotive Group, Inc.	5.750	10-01-22		275,000	285,313
Sonic Automotive, Inc.	5.000	05-15-23		200,000	199,000
Sonic Automotive, Inc.	7.000	07-15-22		225,000	237,938
The Men's Wearhouse, Inc.	7.000	07-01-22		525,000	463,313

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       34

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods 0.1%
INVISTA Finance LLC (S)	4.250	10-15-19		250,000	$245,879
Springs Industries, Inc.	6.250	06-01-21		325,000	338,406
Under Armour, Inc.	3.250	06-15-26		265,000	268,149
Consumer staples 1.1%					10,395,956
Beverages 0.0%
Carlsberg Breweries A/S	7.250	11-28-16	GBP	50,000	66,543
Pernod-Ricard SA (S)	4.450	01-15-22		295,000	324,661
Food and staples retailing 0.3%
Albertsons Companies LLC (S)	5.750	03-15-25		225,000	232,875
Albertsons Companies LLC (S)	6.625	06-15-24		325,000	348,920
CVS Health Corp.	3.875	07-20-25		280,000	308,424
CVS Health Corp.	5.125	07-20-45		230,000	286,746
Delhaize Group SA	6.500	06-15-17		135,000	140,071
New Albertsons, Inc.	7.450	08-01-29		175,000	172,375
New Albertsons, Inc.	8.000	05-01-31		100,000	101,500
Rite Aid Corp. (S)	6.125	04-01-23		575,000	620,759
Safeway, Inc.	7.250	02-01-31		150,000	149,438
Tesco PLC	6.125	02-24-22	GBP	50,000	75,995
Walgreens Boots Alliance, Inc.	1.750	05-30-18		75,000	75,438
WM Morrison Supermarkets PLC	2.250	06-19-20	EUR	100,000	117,444
Food products 0.4%
Bunge Finance Europe BV	1.850	06-16-23	EUR	100,000	118,150
Bunge, Ltd. Finance Corp.	3.200	06-15-17		195,000	197,679
Bunge, Ltd. Finance Corp.	3.250	08-15-26		230,000	231,106
Bunge, Ltd. Finance Corp.	3.500	11-24-20		301,000	313,278
Dean Foods Company (S)	6.500	03-15-23		350,000	371,875
Marfrig Holdings Europe BV (S)	8.000	06-08-23		200,000	207,750
Marfrig Overseas, Ltd.	9.500	05-04-20		200,000	206,250
Mead Johnson Nutrition Company	4.125	11-15-25		130,000	142,272
Minerva Luxembourg SA (S)	7.750	01-31-23		400,000	420,680
Minerva Luxembourg SA	7.750	01-31-23		200,000	210,340
Minerva Luxembourg SA (S)	12.250	02-10-22		200,000	219,000
Mriya Agro Holding PLC (H)	9.450	04-19-18		200,000	15,040
Mriya Agro Holding PLC (H)(S)	9.450	04-19-18		300,000	22,560
Mriya Agro Holding PLC	12.000	12-31-18		200,000	200,000
Post Holdings, Inc. (S)	5.000	08-15-26		325,000	324,188
Post Holdings, Inc. (S)	6.750	12-01-21		175,000	187,906
TreeHouse Foods, Inc. (S)	6.000	02-15-24		25,000	27,281
Tyson Foods, Inc.	2.650	08-15-19		50,000	51,285
Household products 0.1%
Central Garden & Pet Company	6.125	11-15-23		150,000	161,063
Controladora Mabe SA de CV (S)	7.875	10-28-19		150,000	168,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       35

	Rate (%)	Maturity date	Par value^		Value
Consumer staples (continued)
Household products (continued)
Energizer Holdings, Inc. (S)	5.500	06-15-25		300,000	$312,750
HRG Group, Inc.	7.875	07-15-19		300,000	317,250
WEPA Hygieneprodukte GmbH (S)	3.750	05-15-24	EUR	100,000	117,933
Personal products 0.1%
Avon International Operations, Inc. (S)	7.875	08-15-22		300,000	309,774
Kirk Beauty One GmbH (S)	8.750	07-15-23	EUR	200,000	245,343
Tobacco 0.2%
Imperial Tobacco Finance PLC (S)	2.050	02-11-18		200,000	201,146
Imperial Tobacco Finance PLC (S)	4.250	07-21-25		790,000	864,689
Imperial Tobacco Finance PLC	6.250	12-04-18	GBP	40,000	58,491
Philip Morris International, Inc.	1.375	02-25-19		155,000	155,797
Reynolds American, Inc.	2.300	06-12-18		90,000	91,413
Reynolds American, Inc.	4.000	06-12-22		200,000	218,988
Reynolds American, Inc.	4.450	06-12-25		440,000	493,775
Reynolds American, Inc.	5.850	08-15-45		120,000	156,496
Reynolds American, Inc.	8.125	06-23-19		30,000	35,219
Energy 5.7%					53,851,694
Electric utilities 0.0%
NextEra Energy Capital Holdings, Inc.	1.649	09-01-18		30,000	30,061
Energy equipment and services 0.5%
Archrock Partners LP	6.000	04-01-21		225,000	210,938
Archrock Partners LP	6.000	10-01-22		175,000	161,875
Cameron International Corp.	1.150	12-15-16		35,000	34,969
Cameron International Corp.	1.400	06-15-17		125,000	125,143
CGG SA	6.500	06-01-21		200,000	98,000
Commonwealth Edison Company	4.350	11-15-45		275,000	319,441
Contourglobal Power Holdings SA (S)	5.125	06-15-21	EUR	100,000	118,788
Nabors Industries, Inc.	2.350	09-15-16		95,000	95,009
Nabors Industries, Inc.	4.625	09-15-21		90,000	85,721
Parsley Energy LLC (S)	6.250	06-01-24		200,000	206,500
Parsley Energy LLC (S)	7.500	02-15-22		550,000	580,250
Pride International, Inc.	6.875	08-15-20		10,000	9,824
Pride International, Inc.	8.500	06-15-19		260,000	274,950
Rowan Companies, Inc.	5.000	09-01-17		75,000	75,750
Rowan Companies, Inc.	7.875	08-01-19		395,000	417,148
SESI LLC	6.375	05-01-19		100,000	99,000
SESI LLC	7.125	12-15-21		1,000,000	977,500
Transocean, Inc.	6.000	03-15-18		200,000	200,250
Transocean, Inc.	6.800	12-15-16		80,000	80,600
Transocean, Inc. (S)	9.000	07-15-23		475,000	459,444
Valvoline Finco Two LLC (S)	5.500	07-15-24		25,000	26,238

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       36

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels 5.2%
Alberta Energy Company, Ltd.	7.375	11-01-31	240,000	$250,807
Alberta Energy Company, Ltd.	8.125	09-15-30	65,000	74,685
Anadarko Petroleum Corp.	6.375	09-15-17	105,000	109,832
APT Pipelines, Ltd. (S)	3.875	10-11-22	140,000	143,757
Boardwalk Pipelines LP	4.950	12-15-24	275,000	283,646
Boardwalk Pipelines LP	5.950	06-01-26	120,000	130,987
Canadian Natural Resources, Ltd.	5.700	05-15-17	105,000	108,117
Cenovus Energy, Inc.	6.750	11-15-39	360,000	384,343
Cheniere Corpus Christi Holdings LLC (S)	7.000	06-30-24	550,000	588,500
Chesapeake Energy Corp. (S)	8.000	12-15-22	360,000	342,900
China Shenhua Overseas Capital Company, Ltd.	2.500	01-20-18	200,000	201,164
China Shenhua Overseas Capital Company, Ltd.	3.125	01-20-20	235,000	241,712
CNOOC Nexen Finance 2014 ULC	1.625	04-30-17	200,000	200,264
Columbia Pipeline Group, Inc.	4.500	06-01-25	170,000	183,834
Concho Resources, Inc.	5.500	04-01-23	1,000,000	1,032,500
ConocoPhillips	1.050	12-15-17	55,000	54,713
ConocoPhillips	5.200	05-15-18	10,000	10,613
CONSOL Energy, Inc.	5.875	04-15-22	175,000	158,375
CONSOL Energy, Inc.	8.000	04-01-23	75,000	73,125
Consolidated Energy Finance SA (S)	6.750	10-15-19	480,000	463,200
Continental Resources, Inc.	4.900	06-01-44	300,000	250,500
Continental Resources, Inc.	5.000	09-15-22	125,000	120,938
Cosan Luxembourg SA (S)	7.000	01-20-27	400,000	421,500
Crestwood Midstream Partners LP	6.250	04-01-23	300,000	292,500
CrownRock LP (S)	7.125	04-15-21	466,000	484,640
CrownRock LP (S)	7.750	02-15-23	700,000	743,750
DCP Midstream LLC (S)	6.450	11-03-36	150,000	145,125
DCP Midstream LLC	8.125	08-16-30	75,000	79,875
DCP Midstream LLC (S)	9.750	03-15-19	175,000	195,125
DCP Midstream Operating LP	2.500	12-01-17	255,000	254,044
DCP Midstream Operating LP	5.600	04-01-44	50,000	45,750
Delek & Avner Tamar Bond, Ltd. (S)	2.803	12-30-16	70,000	70,088
Enbridge Energy Partners LP	5.500	09-15-40	110,000	109,861
Enbridge Energy Partners LP	5.875	12-15-16	175,000	176,932
Encana Corp.	7.200	11-01-31	225,000	235,777
Energy Transfer Partners LP	3.600	02-01-23	30,000	29,532
Energy Transfer Partners LP	4.150	10-01-20	265,000	277,978
Energy Transfer Partners LP	6.125	02-15-17	30,000	30,604
Energy Transfer Partners LP	6.700	07-01-18	85,000	91,098
Energy Transfer Partners LP	9.000	04-15-19	275,000	313,109
Energy Transfer Partners LP	9.700	03-15-19	125,000	143,821

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       37

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Enterprise Products Operating LLC	2.550	10-15-19	65,000	$66,567
Enterprise Products Operating LLC	2.850	04-15-21	100,000	103,339
Enterprise Products Operating LLC	3.950	02-15-27	620,000	652,003
Enterprise Products Operating LLC	5.100	02-15-45	355,000	392,236
Enterprise Products Operating LLC	7.550	04-15-38	140,000	186,296
EQT Corp.	4.875	11-15-21	325,000	354,066
Exxon Mobil Corp. (P)	1.050	03-06-22	355,000	352,534
Gazprom OAO	4.950	07-19-22	200,000	207,751
Gazprom OAO	7.288	08-16-37	270,000	316,890
Gibson Energy, Inc. (S)	6.750	07-15-21	275,000	279,125
Gulfport Energy Corp.	6.625	05-01-23	335,000	344,213
Hess Corp.	1.300	06-15-17	55,000	54,588
Hess Corp.	6.000	01-15-40	100,000	104,396
Hess Corp.	7.125	03-15-33	35,000	40,593
Hess Corp.	7.300	08-15-31	185,000	214,567
Hess Corp.	7.875	10-01-29	760,000	923,450
KazMunayGas National Company JSC	5.750	04-30-43	650,000	655,466
KazMunayGas National Company JSC	7.000	05-05-20	500,000	551,222
KazMunayGas National Company JSC	9.125	07-02-18	250,000	275,677
Kinder Morgan Energy Partners LP	4.300	05-01-24	165,000	169,971
Kinder Morgan Energy Partners LP	5.950	02-15-18	95,000	100,239
Kinder Morgan Energy Partners LP	6.000	02-01-17	30,000	30,519
Kinder Morgan Finance Company LLC (S)	6.000	01-15-18	155,000	162,518
Kinder Morgan, Inc.	4.300	06-01-25	275,000	285,126
Kosmos Energy, Ltd. (S)	7.875	08-01-21	400,000	384,000
Marathon Oil Corp.	6.000	10-01-17	60,000	62,033
Matador Resources Company	6.875	04-15-23	675,000	696,938
MPLX LP (S)	4.500	07-15-23	375,000	378,255
Murphy Oil Corp.	3.500	12-01-17	255,000	259,149
Murphy Oil Corp.	6.875	08-15-24	300,000	313,526
Murray Energy Corp. (S)	11.250	04-15-21	500,000	220,000
Newfield Exploration Company	5.375	01-01-26	150,000	150,750
NGL Energy Partners LP	5.125	07-15-19	75,000	70,313
NuStar Logistics LP	4.800	09-01-20	50,000	49,625
ONEOK Partners LP	3.200	09-15-18	15,000	15,256
ONEOK, Inc.	7.500	09-01-23	200,000	221,500
Origin Energy Finance, Ltd. (S)	3.500	10-09-18	480,000	486,707
Pacific Exploration and Production Corp. (S)	5.375	01-26-19	850,000	148,750
Pacific Exploration and Production Corp. (S)	12.000	12-22-16	225,000	226,125
Pacific Exploration and Production Corp.	12.000	12-22-16	140,000	140,700
Pacific Rubiales Energy Corp.	5.375	01-26-19	200,000	35,000
Pacific Rubiales Energy Corp. (S)	5.625	01-19-25	590,000	103,250
Paramount Resources, Ltd. (S)	6.875	06-30-23	125,000	126,875

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       38

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Pertamina Persero PT	5.625	05-20-43		1,550,000	$1,631,194
Pertamina Persero PT (S)	6.450	05-30-44		200,000	230,479
Petrobras Global Finance BV	5.375	01-27-21		750,000	722,813
Petrobras Global Finance BV	5.625	05-20-43		373,000	287,676
Petrobras Global Finance BV	6.750	01-27-41		95,000	83,006
Petrobras Global Finance BV	6.850	06-05-49		185,000	154,244
Petrobras Global Finance BV	6.850	06-05-2115		137,000	114,395
Petrobras Global Finance BV	8.375	05-23-21		1,840,000	1,979,748
Petrobras Global Finance BV	8.750	05-23-26		150,000	164,655
Petroleos de Venezuela SA	5.250	04-12-17		2,847,300	1,950,401
Petroleos de Venezuela SA	5.375	04-12-27		1,250,000	450,000
Petroleos de Venezuela SA	6.000	05-16-24		990,000	366,201
Petroleos de Venezuela SA	6.000	11-15-26		100,000	36,240
Petroleos de Venezuela SA	8.500	11-02-17		1,980,800	1,450,850
Petroleos de Venezuela SA	9.000	11-17-21		860,000	422,260
Petroleos de Venezuela SA	12.750	02-17-22		150,000	87,000
Petroleos Mexicanos	2.750	04-21-27	EUR	170,000	171,507
Petroleos Mexicanos	3.125	01-23-19		30,000	30,390
Petroleos Mexicanos	3.500	07-18-18		100,000	102,260
Petroleos Mexicanos	3.500	07-23-20		55,000	55,688
Petroleos Mexicanos	4.250	01-15-25		500,000	500,050
Petroleos Mexicanos	5.500	02-24-25	EUR	61,000	78,497
Petroleos Mexicanos	5.500	06-27-44		1,540,000	1,463,000
Petroleos Mexicanos	5.625	01-23-46		1,325,000	1,280,083
Petroleos Mexicanos (S)	6.375	02-04-21		110,000	121,803
Petroleos Mexicanos	6.375	01-23-45		200,000	210,620
Petroleos Mexicanos	6.500	06-02-41		2,050,000	2,173,205
Petroleos Mexicanos	6.625	06-15-35		85,000	92,030
Petroleos Mexicanos	6.625	06-15-35		100,000	108,270
Petroleos Mexicanos	7.190	09-12-24	MXN	1,000,000	48,538
Petroleos Mexicanos (S)	7.190	09-12-24	MXN	1,201,000	58,295
Petroleos Mexicanos	7.470	11-12-26	MXN	600,000	28,745
Petroleum Company of Trinidad & Tobago, Ltd. (S)	9.750	08-14-19		200,000	221,800
Plains All American Pipeline LP	6.500	05-01-18		215,000	229,460
QEP Resources, Inc.	5.250	05-01-23		225,000	220,500
QEP Resources, Inc.	6.875	03-01-21		375,000	392,063
Range Resources Corp.	4.875	05-15-25		425,000	410,125
Rockies Express Pipeline LLC (S)	6.000	01-15-19		100,000	105,250
Sabine Pass Liquefaction LLC	5.750	05-15-24		200,000	212,500
Sabine Pass Liquefaction LLC	6.250	03-15-22		600,000	642,000
Sasol Financing International PLC	4.500	11-14-22		200,000	201,000
Schlumberger Holdings Corp. (S)	3.000	12-21-20		205,000	213,340

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       39

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Schlumberger Holdings Corp. (S)	3.625	12-21-22		520,000	$554,689
Schlumberger Holdings Corp. (S)	4.000	12-21-25		385,000	420,131
Seven Generations Energy, Ltd. (S)	6.750	05-01-23		475,000	485,688
Seven Generations Energy, Ltd. (S)	8.250	05-15-20		1,000,000	1,063,750
Shell International Finance BV	2.125	05-11-20		290,000	295,925
Shell International Finance BV	3.250	05-11-25		780,000	828,185
SM Energy Company	6.125	11-15-22		450,000	437,625
SM Energy Company	6.500	01-01-23		350,000	343,000
Southwestern Energy Company	5.800	01-23-20		350,000	350,000
Southwestern Energy Company	6.700	01-23-25		325,000	334,750
Southwestern Energy Company	7.500	02-01-18		99,000	104,074
Spectra Energy Partners LP	2.950	09-25-18		75,000	76,369
Sunoco LP (S)	6.250	04-15-21		300,000	309,000
Sunoco LP (S)	6.375	04-01-23		150,000	154,500
Tallgrass Energy Partners LP (S)	5.500	09-15-24		225,000	230,625
Targa Resources Partners LP	4.250	11-15-23		925,000	890,313
Targa Resources Partners LP	5.250	05-01-23		50,000	50,750
Targa Resources Partners LP (S)	6.750	03-15-24		350,000	371,875
Tesoro Logistics LP	6.125	10-15-21		75,000	78,563
Total SA (2.625% to 2-26-25, then 5 Year Euro Swap Rate + 2.148%) (Q)	2.625	02-26-25	EUR	207,000	228,301
TransCanada PipeLines, Ltd.	4.875	01-15-26		305,000	352,718
Western Gas Partners LP	4.000	07-01-22		90,000	91,584
Williams Partners LP	7.250	02-01-17		85,000	86,876
WPX Energy, Inc.	5.250	01-15-17		75,000	75,375
WPX Energy, Inc.	7.500	08-01-20		500,000	513,438
YPF SA (S)	8.500	03-23-21		370,000	400,525
YPF SA (P)(S)	31.354	07-07-20		65,000	71,760
Financials 6.3%					59,528,037
Banks 3.2%
Akbank TAS	5.125	03-31-25		200,000	198,984
Akbank TAS	7.500	02-05-18	TRY	700,000	221,079
Ally Financial, Inc.	8.000	11-01-31		325,000	407,063
Arion Banki HF	3.125	03-12-18	EUR	200,000	230,007
Banca Monte dei Paschi di Siena SpA	3.500	03-20-17	EUR	200,000	226,451
Banco Bilbao Vizcaya Argentaria SA	3.000	10-20-20		405,000	416,222
Banco Bilbao Vizcaya Argentaria SA (7.000% to 2-19-19, then 5 Year Euro Swap Rate + 6.155%) (Q)	7.000	02-19-19	EUR	400,000	421,554
Banco Bradesco SA	5.900	01-16-21		185,000	195,120
Banco de Bogota SA	6.250	05-12-26		200,000	212,500
Banco de Galicia y Buenos Aires SA (P)(S)	8.250	07-19-26		400,000	435,580
Banco Hipotecario SA	9.750	11-30-20		50,000	56,813

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       40

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Banco Hipotecario SA (S)	9.750	11-30-20		150,000	$170,438
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (S)	3.800	08-11-26		200,000	200,980
Banco Santander Chile (S)	3.875	09-20-22		150,000	158,309
Banco Santander SA (P)(Q)	6.375	05-19-19		600,000	552,114
Bank of America Corp.	1.700	08-25-17		15,000	15,047
Bank of America Corp.	2.625	04-19-21		85,000	86,667
Bank of America Corp.	3.300	01-11-23		530,000	550,524
Bank of America Corp.	3.950	04-21-25		435,000	452,749
Bank of America Corp.	4.000	04-01-24		500,000	540,536
Bank of America Corp.	4.200	08-26-24		415,000	440,192
Bank of America Corp.	4.450	03-03-26		435,000	468,071
Bank of America Corp.	5.650	05-01-18		60,000	63,855
Bank of America Corp.	6.400	08-28-17		215,000	225,272
Bank of America Corp.	6.875	04-25-18		90,000	97,543
Bank of Tokyo-Mitsubishi UFJ, Ltd. (S)	2.150	09-14-18		215,000	217,009
Banque Federative du Credit Mutuel SA (S)	2.500	10-29-18		225,000	229,078
Barclays Bank PLC	5.000	09-22-16		125,000	125,240
Barclays Bank PLC	5.140	10-14-20		375,000	405,308
Barclays Bank PLC (S)	6.050	12-04-17		105,000	110,237
Barclays PLC	5.200	05-12-26		235,000	244,382
BBVA Bancomer SA (S)	4.375	04-10-24		465,000	492,761
BBVA Bancomer SA	6.500	03-10-21		400,000	443,000
BBVA Subordinated Capital SAU (3.500% to 4-11-19, then 5 Year Euro Swap Rate + 2.550%)	3.500	04-11-24	EUR	200,000	233,150
BPCE SA	2.500	12-10-18		250,000	254,634
BPCE SA (S)	4.500	03-15-25		200,000	203,542
BPCE SA (S)	4.875	04-01-26		360,000	379,533
BPCE SA (S)	5.150	07-21-24		600,000	636,575
Citigroup, Inc.	1.550	08-14-17		120,000	120,182
Citigroup, Inc.	1.700	04-27-18		40,000	40,045
Citigroup, Inc.	1.800	02-05-18		15,000	15,055
Citigroup, Inc.	1.850	11-24-17		140,000	140,601
Citigroup, Inc. (P)	2.011	03-30-21		50,000	51,091
Citigroup, Inc.	2.050	06-07-19		35,000	35,264
Citigroup, Inc. (P)	4.250	02-25-30	EUR	100,000	130,406
Citigroup, Inc.	4.450	09-29-27		265,000	279,294
Citigroup, Inc.	4.600	03-09-26		540,000	580,275
Citigroup, Inc.	6.250	09-02-19	GBP	45,000	67,447
Citigroup, Inc. (5.950% to 8-15-20, then 3 month LIBOR + 4.095%) (Q)	5.950	08-15-20		705,000	717,778

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       41

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (Q)	6.250	08-15-26		150,000	$162,000
Citizens Bank NA	2.300	12-03-18		250,000	252,951
Credit Agricole SA (S)	2.750	06-10-20		335,000	345,182
Credit Agricole SA (6.625% to 9-23-19, then 5 Year U.S. Swap Rate + 4.697%) (Q)(S)	6.625	09-23-19		375,000	363,983
Danske Bank A/S (P)	2.750	05-19-26	EUR	200,000	238,323
Dexia Credit Local SA	0.625	01-21-22	EUR	150,000	173,211
Dexia Credit Local SA	2.125	02-12-25	GBP	200,000	280,493
DNB Boligkreditt AS	1.875	11-21-22	EUR	165,000	206,298
Erste Group Bank AG	7.125	10-10-22	EUR	200,000	281,156
European Investment Bank	1.250	05-12-25	SEK	4,600,000	561,183
European Investment Bank (S)	6.950	02-06-20	IDR	1,360,000,000	103,601
European Investment Bank	8.000	04-01-20	TRY	315,000	102,688
European Investment Bank	8.750	08-25-17	GBP	246,000	349,622
Export-Import Bank of India	3.375	08-05-26		300,000	303,046
Export-Import Bank of India	8.150	03-05-25	INR	7,000,000	107,625
Export-Import Bank of Korea	2.000	04-30-20	EUR	100,000	118,999
FCE Bank PLC	3.250	11-19-20	GBP	150,000	211,834
Halyk Savings Bank of Kazakhstan JSC	7.250	01-28-21		200,000	216,608
Heta Asset Resolution AG	2.375	12-13-22	EUR	800,000	990,866
HSBC Bank PLC (P)(S)	1.266	05-15-18		215,000	214,594
HSBC Holdings PLC	2.950	05-25-21		225,000	230,714
HSBC Holdings PLC	5.750	12-20-27	GBP	55,000	86,931
HSBC Holdings PLC (3.375% to 1-10-19, then 5 Year Euro Swap Rate + 1.950%)	3.375	01-10-24	EUR	100,000	116,951
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year U.S. ISDAFIX + 4.368%) (Q)	6.375	03-30-25		200,000	199,500
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (Q)	6.875	06-01-21		205,000	214,481
ING Bank NV (4.125% to 11-21-18, then 5 Year U.S. ISDAFIX + 2.700%)	4.125	11-21-23		200,000	205,350
Inter-American Development Bank	4.400	01-26-26	CAD	200,000	185,149
Inter-American Development Bank	7.000	02-04-19	IDR	800,000,000	59,327
Intesa Sanpaolo SpA	3.625	12-05-22	EUR	100,000	136,853
Islandsbanki HF	2.875	07-27-18	EUR	200,000	228,491
Itau Unibanco Holding SA	5.650	03-19-22		200,000	206,000
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20		865,000	882,841
KFW	4.700	06-02-37	CAD	100,000	99,576
KFW	4.700	06-02-37	CAD	20,000	20,154
KFW	5.550	06-07-21	GBP	100,000	162,715
KFW	5.625	08-25-17	GBP	90,000	124,319

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       42

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
KFW	6.000	08-20-20	AUD	439,000	$379,495
Landwirtschaftliche Rentenbank	2.250	07-23-21	CAD	280,000	224,230
Mitsubishi UFJ Financial Group, Inc. (S)	2.650	10-19-20		260,000	265,553
MUFG Union Bank NA	2.125	06-16-17		255,000	256,978
National Savings Bank	8.875	09-18-18		200,000	215,720
Nordea Bank AB (S)	4.875	05-13-21		300,000	331,798
Nordea Hypotek AB	1.000	04-08-22	SEK	7,800,000	937,096
Ocwen Financial Corp.	6.625	05-15-19		250,000	223,750
Popular, Inc.	7.000	07-01-19		75,000	77,438
Realkredit Danmark A/S	2.000	01-01-19	DKK	2,550,000	401,093
Realkredit Danmark A/S	2.000	04-01-24	DKK	2,000,000	330,185
Royal Bank of Scotland Group PLC	4.800	04-05-26		625,000	653,999
Santander UK Group Holdings PLC	2.875	10-16-20		330,000	332,347
Santander UK Group Holdings PLC	3.125	01-08-21		260,000	263,987
Sberbank of Russia	6.125	02-07-22		450,000	493,275
Societe Generale SA	5.400	01-30-18	GBP	25,000	34,534
Standard Chartered Bank	7.750	04-03-18	GBP	50,000	71,880
Standard Chartered PLC (S)	2.100	08-19-19		200,000	200,111
Standard Chartered PLC (4.000% to 10-21-20, then 5 Year Euro Swap Rate + 2.300%)	4.000	10-21-25	EUR	100,000	115,452
Standard Chartered PLC (7.500% to 4-2-22, then 5 Year U.S. Swap Rate + 6.301%) (Q)(S)	7.500	04-02-22		400,000	399,600
SunTrust Banks, Inc.	2.350	11-01-18		105,000	106,724
Swedbank AB (S)	1.750	03-12-18		235,000	236,028
TC Ziraat Bankasi AS	4.750	04-29-21		200,000	199,655
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21		190,000	214,463
Turkiye Garanti Bankasi AS	7.375	03-07-18	TRY	300,000	94,677
UniCredit Bank Czech Republic & Slovakia AS	0.625	04-30-20	EUR	200,000	223,962
UniCredit SpA	3.625	01-24-19	EUR	100,000	119,533
Vnesheconombank	6.800	11-22-25		200,000	218,127
Wayne Merger Sub LLC (S)	8.250	08-01-23		600,000	620,175
Capital markets 1.0%
Credit Suisse AG	1.375	05-26-17		250,000	250,080
Credit Suisse AG (S)	6.500	08-08-23		390,000	426,773
Credit Suisse Group Funding Guernsey, Ltd.	3.125	12-10-20		405,000	409,831
JAB Holdings BV	2.125	09-16-22	EUR	200,000	242,559
Morgan Stanley (P)	1.565	01-24-19		310,000	312,031
Morgan Stanley (P)	1.995	04-25-18		130,000	131,600
Morgan Stanley	3.750	02-25-23		1,160,000	1,240,628

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       43

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Capital markets (continued)
Morgan Stanley	4.350	09-08-26		815,000	$872,144
Morgan Stanley	5.000	11-24-25		270,000	300,959
Morgan Stanley	5.375	08-10-20	EUR	100,000	134,376
Raymond James Financial, Inc.	3.625	09-15-26		280,000	285,926
The Carlyle Group LP (S)	7.750	10-01-22		250,000	230,938
The Goldman Sachs Group, Inc. (P)	2.432	02-25-21		100,000	103,090
The Goldman Sachs Group, Inc.	2.750	09-15-20		280,000	287,588
The Goldman Sachs Group, Inc.	2.900	07-19-18		25,000	25,631
The Goldman Sachs Group, Inc.	4.250	10-21-25		580,000	615,233
The Goldman Sachs Group, Inc.	5.500	10-12-21	GBP	15,000	22,705
The Goldman Sachs Group, Inc.	5.750	01-24-22		325,000	376,880
The Goldman Sachs Group, Inc.	5.950	01-18-18		95,000	100,671
The Goldman Sachs Group, Inc.	6.150	04-01-18		240,000	256,999
The Goldman Sachs Group, Inc.	6.250	02-01-41		305,000	403,526
The Goldman Sachs Group, Inc.	6.750	10-01-37		435,000	557,943
The Goldman Sachs Group, Inc.	7.500	02-15-19		140,000	159,382
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)	5.375	05-10-20		400,000	404,400
UBS AG	1.375	04-16-21	EUR	166,000	198,003
UBS Group AG (S)	4.125	09-24-25		665,000	700,109
Consumer finance 0.5%
Ally Financial, Inc.	5.125	09-30-24		75,000	81,234
Ally Financial, Inc.	5.750	11-20-25		300,000	319,125
Credit Suisse Group Funding Guernsey, Ltd.	1.250	04-14-22	EUR	300,000	338,832
Daimler Finance North America LLC (S)	1.650	05-18-18		150,000	150,569
Discover Financial Services	3.750	03-04-25		420,000	426,025
Discover Financial Services	3.950	11-06-24		190,000	195,469
Discover Financial Services	6.450	06-12-17		265,000	274,420
Discover Financial Services	10.250	07-15-19		245,000	288,667
General Motors Financial Company	3.200	07-06-21		280,000	284,360
Harland Clarke Holdings Corp. (S)	6.875	03-01-20		150,000	144,375
Harland Clarke Holdings Corp. (S)	9.750	08-01-18		150,000	154,500
Hyundai Capital America (S)	2.000	07-01-19		35,000	35,140
Navient Corp.	5.000	10-26-20		325,000	326,625
OneMain Financial Holdings, Inc. (S)	7.250	12-15-21		425,000	445,188
S&P Global, Inc.	2.500	08-15-18		25,000	25,401
Santander Consumer Finance SA	0.900	02-18-20	EUR	300,000	340,435
Springleaf Finance Corp.	8.250	12-15-20		350,000	382,375
Vnesheconombank	6.902	07-09-20		650,000	703,713
Diversified financial services 0.4%
AerCap Ireland Capital, Ltd.	3.950	02-01-22		150,000	155,625

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       44

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Diversified financial services (continued)
Banco do Brasil SA (9.000% to 6-18-44, then 3 month LIBOR + 6.362%) (Q)	9.000	06-18-24		200,000	$179,354
Brixmor Operating Partnership LP	3.850	02-01-25		225,000	229,264
Citizens Financial Group, Inc.	2.375	07-28-21		50,000	50,253
Discover Bank	3.100	06-04-20		275,000	282,904
Garfunkelux Holdco 3 SA (S)	8.500	11-01-22	GBP	150,000	202,882
GE Capital International Funding Company Unlimited Company	2.342	11-15-20		270,000	277,838
GE Capital International Funding Company Unlimited Company	4.418	11-15-35		287,000	328,530
GE Capital UK Funding Company	5.625	04-25-19	GBP	30,000	44,409
GTH Finance BV	7.250	04-26-23		200,000	215,815
Intercontinental Exchange, Inc.	2.750	12-01-20		50,000	52,052
International Finance Corp.	7.750	12-03-16	INR	2,670,000	40,634
Leeds Building Society	2.625	04-01-21	EUR	150,000	177,569
Lincoln Finance, Ltd. (S)	6.875	04-15-21	EUR	100,000	122,142
MSCI, Inc. (S)	5.250	11-15-24		200,000	212,500
MSCI, Inc. (S)	5.750	08-15-25		75,000	81,281
National Rural Utilities Cooperative Finance Corp.	1.650	02-08-19		65,000	65,538
Proven Honour Capital, Ltd.	4.125	05-19-25		500,000	535,176
RCI Banque SA	3.250	04-25-18	GBP	20,000	27,153
RCI Banque SA (S)	3.500	04-03-18		95,000	97,687
Santander UK Group Holdings PLC	2.875	08-05-21		330,000	329,126
Transworld Systems, Inc. (S)	9.500	08-15-21		300,000	144,000
Trinity Acquisition PLC	3.500	09-15-21		180,000	187,084
Voya Financial, Inc.	2.900	02-15-18		219,000	223,337
Insurance 1.1%
Allianz Finance II BV (5.750% to 7-8-21, then 3 month EURIBOR + 3.349%)	5.750	07-08-41	EUR	100,000	131,028
American International Group, Inc.	3.300	03-01-21		405,000	424,875
Aon PLC	2.800	03-15-21		340,000	347,261
Aon PLC	3.875	12-15-25		275,000	295,863
Assicurazioni Generali SpA	5.125	09-16-24	EUR	50,000	75,097
Aviva PLC (6.875% to 5-22-18, then 3 month EURIBOR + 3.350%)	6.875	05-22-38	EUR	50,000	61,091
AXA SA (3.875% to 10-8-25, then 11 Year Euro Swap Rate + 3.250%) (Q)	3.875	10-08-25	EUR	100,000	116,286
AXA SA (5.250% to 4-16-20, then 3 month EURIBOR + 3.050%)	5.250	04-16-40	EUR	50,000	62,561
Chubb INA Holdings, Inc.	4.350	11-03-45		125,000	147,379
Cloverie PLC (7.500% until 7-24-19, then 3 month EURIBOR + 5.850%)	7.500	07-24-39	EUR	50,000	65,498
CNA Financial Corp.	3.950	05-15-24		365,000	384,979

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       45

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Insurance (continued)
CNA Financial Corp.	5.875	08-15-20		430,000	$486,777
CNO Financial Group, Inc.	4.500	05-30-20		175,000	176,750
CNO Financial Group, Inc.	5.250	05-30-25		250,000	248,125
Fidelity National Financial, Inc.	6.600	05-15-17		220,000	226,971
First American Financial Corp.	4.600	11-15-24		245,000	254,133
HUB Holdings LLC, PIK (S)	8.125	07-15-19		457,000	445,575
HUB International, Ltd. (S)	7.875	10-01-21		550,000	562,375
HUB International, Ltd. (S)	9.250	02-15-21		125,000	131,875
Liberty Mutual Group, Inc. (S)	4.250	06-15-23		200,000	216,494
Liberty Mutual Group, Inc. (S)	4.850	08-01-44		725,000	773,048
Marsh & McLennan Companies, Inc.	3.300	03-14-23		115,000	120,414
Marsh & McLennan Companies, Inc.	3.500	03-10-25		215,000	226,036
MetLife, Inc.	5.250	06-29-20	GBP	50,000	75,534
Metropolitan Life Global Funding I (S)	1.500	01-10-18		160,000	160,800
Metropolitan Life Global Funding I	3.500	09-30-26	GBP	100,000	150,240
Nationwide Building Society (S)	3.900	07-21-25		400,000	431,742
Nationwide Building Society (4.125% to 3-20-18, then 5 Year Euro Swap Rate + 3.300%)	4.125	03-20-23	EUR	130,000	150,750
Principal Financial Group, Inc.	1.850	11-15-17		45,000	45,266
Principal Financial Group, Inc. (4.700% to 5-15-20, then 3 month LIBOR + 3.044%)	4.700	05-15-55		670,000	666,650
Principal Life Global Funding II (S)	1.500	04-18-19		45,000	44,970
Provident Companies, Inc.	7.000	07-15-18		455,000	495,032
Reinsurance Group of America, Inc.	5.000	06-01-21		105,000	114,894
Reinsurance Group of America, Inc.	5.625	03-15-17		100,000	102,105
Reinsurance Group of America, Inc.	6.450	11-15-19		390,000	439,695
RSA Insurance Group PLC (P)	5.125	10-10-45	GBP	100,000	137,346
Unum Group	3.000	05-15-21		75,000	76,542
Unum Group	5.625	09-15-20		115,000	128,683
USI, Inc. (S)	7.750	01-15-21		550,000	561,000
XLIT, Ltd.	2.300	12-15-18		120,000	121,545
XLIT, Ltd.	5.250	12-15-43		105,000	116,928
Thrifts and mortgage finance 0.1%
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21		150,000	141,750
Nationstar Mortgage LLC	6.500	07-01-21		175,000	166,688
Nationstar Mortgage LLC	7.875	10-01-20		150,000	151,125
Provident Funding Associates LP (S)	6.750	06-15-21		225,000	222,188
Quicken Loans, Inc. (S)	5.750	05-01-25		375,000	374,175
Walter Investment Management Corp.	7.875	12-15-21		100,000	62,250

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       46

	Rate (%)	Maturity date	Par value^		Value
Health care 2.3%					$22,145,711
Biotechnology 0.5%
AbbVie, Inc.	1.800	05-14-18		220,000	221,127
AbbVie, Inc.	2.500	05-14-20		140,000	143,203
AbbVie, Inc.	3.200	11-06-22		125,000	130,615
AbbVie, Inc.	3.200	05-14-26		210,000	214,988
AbbVie, Inc.	3.600	05-14-25		140,000	148,044
AbbVie, Inc.	4.300	05-14-36		280,000	295,892
AbbVie, Inc.	4.400	11-06-42		210,000	223,793
AbbVie, Inc.	4.450	05-14-46		290,000	310,398
Baxalta, Inc. (P)	1.427	06-22-18		30,000	29,891
Baxalta, Inc.	2.000	06-22-18		20,000	20,033
Baxalta, Inc.	4.000	06-23-25		260,000	277,822
Biogen, Inc.	2.900	09-15-20		135,000	140,646
Biogen, Inc.	3.625	09-15-22		230,000	246,012
Biogen, Inc.	4.050	09-15-25		280,000	304,589
Celgene Corp.	2.125	08-15-18		25,000	25,296
Celgene Corp.	2.300	08-15-18		20,000	20,302
Celgene Corp.	3.625	05-15-24		465,000	492,419
Celgene Corp.	3.875	08-15-25		975,000	1,053,047
Celgene Corp.	4.625	05-15-44		45,000	48,696
Gilead Sciences, Inc.	3.650	03-01-26		410,000	444,515
Health care equipment and supplies 0.2%
Crimson Merger Sub, Inc. (S)	6.625	05-15-22		200,000	179,000
Danaher Corp.	4.375	09-15-45		245,000	296,952
Hill-Rom Holdings, Inc. (S)	5.750	09-01-23		125,000	131,250
Kinetic Concepts, Inc.	12.500	11-01-19		100,000	102,000
Synlab Unsecured Bondco PLC (S)	8.250	07-01-23	EUR	125,000	152,712
Tenet Healthcare Corp. (P)	4.153	06-15-20		350,000	349,125
Teva Pharmaceutical Finance Netherlands III BV	1.400	07-20-18		115,000	114,760
Teva Pharmaceutical Finance Netherlands III BV	1.700	07-19-19		80,000	80,130
Teva Pharmaceutical Finance Netherlands III BV	2.800	07-01-23		365,000	366,475
Health care providers and services 1.0%
Aetna, Inc.	1.900	06-07-19		150,000	151,322
Aetna, Inc.	2.400	06-15-21		240,000	243,504
Aetna, Inc.	3.200	06-15-26		235,000	239,301
Aetna, Inc.	4.250	06-15-36		140,000	145,639
Anthem, Inc.	2.300	07-15-18		85,000	86,243
Anthem, Inc.	3.500	08-15-24		390,000	410,740
Anthem, Inc.	4.650	01-15-43		120,000	134,074
Catholic Health Initiatives	1.600	11-01-17		25,000	25,012
Catholic Health Initiatives	2.600	08-01-18		120,000	121,866

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       47

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Health care providers and services (continued)
Catholic Health Initiatives	2.950	11-01-22		85,000	$85,869
Centene Corp.	5.625	02-15-21		150,000	159,563
Centene Corp.	6.125	02-15-24		125,000	136,250
Express Scripts Holding Company	2.250	06-15-19		10,000	10,164
Express Scripts Holding Company	3.000	07-15-23		95,000	96,493
Express Scripts Holding Company	3.300	02-25-21		50,000	52,624
Express Scripts Holding Company	3.400	03-01-27		285,000	287,941
Express Scripts Holding Company	4.500	02-25-26		620,000	684,658
Express Scripts Holding Company	4.800	07-15-46		250,000	265,199
HCA, Inc.	5.000	03-15-24		525,000	555,188
HCA, Inc.	5.250	06-15-26		750,000	801,563
HCA, Inc.	5.375	02-01-25		200,000	206,576
Holding Medi-Partenaires SAS	7.000	05-15-20	EUR	100,000	117,256
Humana, Inc.	2.625	10-01-19		75,000	76,579
Humana, Inc.	3.150	12-01-22		546,000	567,629
Humana, Inc.	3.850	10-01-24		260,000	279,242
Humana, Inc.	4.950	10-01-44		640,000	720,269
IASIS Healthcare LLC	8.375	05-15-19		400,000	362,500
Kaiser Foundation Hospitals	3.500	04-01-22		200,000	212,616
Medco Health Solutions, Inc.	4.125	09-15-20		60,000	64,651
Molina Healthcare, Inc. (S)	5.375	11-15-22		275,000	283,250
MPH Acquisition Holdings LLC (S)	7.125	06-01-24		100,000	107,500
Surgery Center Holdings, Inc. (S)	8.875	04-15-21		225,000	240,188
Synlab Bondco PLC (S)	6.250	07-01-22	EUR	325,000	393,333
Tenet Healthcare Corp.	6.750	06-15-23		425,000	405,609
Tenet Healthcare Corp.	8.125	04-01-22		425,000	430,313
Teva Pharmaceutical Finance Netherlands III BV	3.150	10-01-26		220,000	221,499
UnitedHealth Group, Inc.	3.750	07-15-25		220,000	243,670
Voyage Care Bondco PLC	6.500	08-01-18	GBP	100,000	130,590
WellCare Health Plans, Inc.	5.750	11-15-20		50,000	51,688
Life sciences tools and services 0.1%
Agilent Technologies, Inc.	3.200	10-01-22		90,000	92,412
Agilent Technologies, Inc.	3.875	07-15-23		190,000	199,548
Agilent Technologies, Inc.	5.000	07-15-20		145,000	160,908
Agilent Technologies, Inc.	6.500	11-01-17		35,000	36,905
Life Technologies Corp.	6.000	03-01-20		490,000	548,407
PerkinElmer, Inc.	1.875	07-19-26	EUR	100,000	116,523
Thermo Fisher Scientific, Inc.	3.000	04-15-23		165,000	168,999
Thermo Fisher Scientific, Inc.	4.150	02-01-24		70,000	76,721
Pharmaceuticals 0.5%
Actavis Funding SCS	2.350	03-12-18		105,000	106,204
Actavis, Inc.	1.875	10-01-17		110,000	110,488

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       48

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
Concordia Healthcare Corp. (S)	9.500	10-21-22	50,000	$41,125
DPx Holdings BV (S)	7.500	02-01-22	275,000	292,188
Endo Finance LLC (S)	6.000	02-01-25	250,000	221,875
Perrigo Company PLC	2.300	11-08-18	200,000	201,006
Perrigo Finance Unlimited Company	4.375	03-15-26	200,000	208,798
Valeant Pharmaceuticals International, Inc. (S)	5.375	03-15-20	675,000	636,188
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	824,000	725,120
Valeant Pharmaceuticals International, Inc. (S)	6.375	10-15-20	1,014,000	968,370
Valeant Pharmaceuticals International, Inc. (S)	6.750	08-15-18	50,000	50,145
Valeant Pharmaceuticals International, Inc. (S)	6.750	08-15-21	300,000	285,375
Valeant Pharmaceuticals International, Inc. (S)	7.000	10-01-20	288,000	280,800
Valeant Pharmaceuticals International, Inc. (S)	7.500	07-15-21	250,000	245,703
Industrials 2.3%				21,658,222
Aerospace and defense 0.3%
Accudyne Industries Borrower (S)	7.750	12-15-20	250,000	193,125
Bombardier, Inc. (S)	7.500	03-15-18	800,000	844,000
Lockheed Martin Corp.	3.550	01-15-26	245,000	266,030
Lockheed Martin Corp.	3.600	03-01-35	80,000	82,577
Lockheed Martin Corp.	3.800	03-01-45	200,000	207,798
Lockheed Martin Corp.	4.500	05-15-36	535,000	619,191
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	460,000	483,000
TransDigm, Inc. (S)	6.375	06-15-26	225,000	229,500
TransDigm, Inc.	6.500	07-15-24	200,000	207,500
TransDigm, Inc.	6.500	05-15-25	125,000	129,375
Airlines 0.5%
Air Canada (S)	6.750	10-01-19	50,000	51,875
Air Canada (S)	7.750	04-15-21	200,000	210,750
American Airlines 2013-1 Class B Pass Through Trust (S)	5.625	01-15-21	70,564	73,563
American Airlines 2013-1 Class C Pass Through Trust (S)	6.125	07-15-18	200,000	207,500
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	351,610	384,574
American Airlines 2014-1 Class B Pass Through Trust	4.375	04-01-24	64,843	65,816
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	127,157	123,978

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       49

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Airlines (continued)
American Airlines 2016-1 Class AA Pass Through Trust	3.575	07-15-29		204,498	$219,835
American Airlines 2016-2 Class A Pass Through Trust	3.650	12-15-29		240,000	252,900
American Airlines Group, Inc. (S)	5.500	10-01-19		325,000	335,156
Continental Airlines 2009-2 Class A Pass Through Trust	7.250	05-10-21		24,233	27,747
Continental Airlines 2012-1 Class A Pass Through Trust	4.150	10-11-25		132,113	141,692
Continental Airlines 2012-3 Class C Pass Through Trust	6.125	04-29-18		150,000	157,500
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	02-10-24		73,836	86,942
Delta Air Lines 2009-1 Class A Pass Through Trust	7.750	06-17-21		31,999	36,335
Delta Air Lines 2010-2 Class A Pass Through Trust	4.950	11-23-20		63,980	67,499
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20		47,414	50,615
Southwest Airlines Company	2.750	11-06-19		110,000	113,385
Southwest Airlines Company	5.750	12-15-16		125,000	126,558
United Airlines 2014-1 Class B Pass Through Trust	4.750	10-11-23		280,992	286,612
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24		494,492	499,437
United Continental Holdings, Inc.	6.375	06-01-18		325,000	341,250
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24		71,107	81,061
US Airways 2012-2 Class A Pass Through Trust	4.625	12-03-26		234,898	257,213
US Airways 2013-1 Class A Pass Through Trust	3.950	05-15-27		213,528	227,407
Building products 0.1%
Ardagh Finance Holdings SA, PIK (S)	8.375	06-15-19	EUR	162,825	190,704
Masonite International Corp. (S)	5.625	03-15-23		125,000	132,500
NCI Building Systems, Inc. (S)	8.250	01-15-23		150,000	164,250
Commercial services and supplies 0.2%
Brambles USA, Inc. (S)	4.125	10-23-25		90,000	97,051
Gardner Denver, Inc. (S)	6.875	08-15-21		250,000	230,625
HPHT Finance 15, Ltd. (S)	2.250	03-17-18		600,000	603,504
Mobile Mini, Inc.	5.875	07-01-24		25,000	26,000
Prime Security One MS, Inc. (S)	4.875	07-15-32		225,000	192,375
Prime Security Services Borrower LLC (S)	9.250	05-15-23		150,000	163,500
Prosegur Cia de Seguridad SA	2.750	04-02-18	EUR	100,000	116,248

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       50

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Commercial services and supplies (continued)
Red de Carreteras de Occidente SAPIB de CV (S)	9.000	06-10-28	MXN	2,000,000	$109,417
Royal Capital B.V. (5.500% to 5-5-21, then 5 Year U.S. Treasury Note + 6.416%) (Q)	5.500	05-05-21		200,000	207,482
The ADT Corp.	4.125	06-15-23		175,000	171,798
The ADT Corp.	6.250	10-15-21		200,000	219,000
West Corp. (S)	5.375	07-15-22		225,000	219,375
Construction and engineering 0.1%
CCCI Treasure, Ltd. (3.500% to 4-21-20, then 5 Year CMT + 7.192%) (Q)	3.500	04-21-20		200,000	205,071
CRCC Yupeng, Ltd. (3.950% to 8-1-19, then 5 Year CMT + 7.251%) (Q)	3.950	08-01-19		200,000	207,486
Heathrow Funding, Ltd. (S)	4.875	07-15-23		595,000	649,223
Heathrow Funding, Ltd.	5.225	02-15-23	GBP	50,000	81,078
Transurban Finance Company Property, Ltd.	1.875	09-16-24	EUR	300,000	361,899
Transurban Finance Company Property, Ltd. (S)	4.125	02-02-26		50,000	53,329
Electrical equipment 0.0%
Roper Industries, Inc.	1.850	11-15-17		100,000	100,524
Industrial conglomerates 0.1%
Roper Technologies, Inc.	2.050	10-01-18		120,000	121,377
Roper Technologies, Inc.	3.000	12-15-20		210,000	218,750
Roper Technologies, Inc.	3.850	12-15-25		205,000	217,353
SM Investments Corp.	4.250	10-17-19		200,000	208,559
Machinery 0.3%
Apex Tool Group LLC (S)	7.000	02-01-21		675,000	637,875
BlueLine Rental Finance Corp. (S)	7.000	02-01-19		250,000	216,250
Case New Holland Industrial, Inc.	7.875	12-01-17		23,000	24,668
CNH Industrial Capital LLC	6.250	11-01-16		75,000	75,512
Flowserve Corp.	1.250	03-17-22	EUR	150,000	168,517
Fortive Corporation (S)	1.800	06-15-19		10,000	10,070
Loxam SAS	7.000	07-23-22	EUR	100,000	121,638
Manitowoc Foodservice, Inc. (S)	9.500	02-15-24		75,000	84,750
Milacron LLC (S)	7.750	02-15-21		350,000	365,750
Pratama Agung Pte, Ltd.	6.250	02-24-20		200,000	211,306
SIG Combibloc Holdings SCA (S)	7.750	02-15-23	EUR	500,000	591,579
Stanley Black & Decker, Inc.	2.451	11-17-18		230,000	235,284
Professional services 0.1%
CEB, Inc. (S)	5.625	06-15-23		400,000	397,000
Manpowergroup, Inc.	4.500	06-22-18	EUR	100,000	119,956
Road and rail 0.2%
Canadian National Railway Company	3.200	08-02-46		565,000	565,353

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       51

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Road and rail (continued)
ERAC USA Finance LLC (S)	2.800	11-01-18		20,000	$20,451
ERAC USA Finance LLC (S)	3.800	11-01-25		170,000	181,516
ERAC USA Finance LLC (S)	6.375	10-15-17		145,000	152,498
JB Hunt Transport Services, Inc.	2.400	03-15-19		45,000	45,512
Kansas City Southern	2.350	05-15-20		200,000	200,921
National Express Group PLC	6.250	01-13-17	GBP	50,000	66,887
OPE KAG Finance Sub, Inc. (S)	7.875	07-31-23		150,000	142,500
Penske Truck Leasing Company LP (S)	2.500	06-15-19		115,000	115,908
Penske Truck Leasing Company LP (S)	2.875	07-17-18		75,000	76,398
Penske Truck Leasing Company LP (S)	3.750	05-11-17		25,000	25,383
Watco Companies LLC (S)	6.375	04-01-23		244,000	244,610
Trading companies and distributors 0.2%
American Builders & Contractors Supply Company, Inc. (S)	5.750	12-15-23		125,000	132,188
GATX Corp.	1.250	03-04-17		100,000	99,987
GATX Corp.	2.375	07-30-18		45,000	45,426
GATX Corp.	2.600	03-30-20		80,000	80,508
GATX Corp.	3.250	03-30-25		255,000	256,362
GATX Corp.	4.500	03-30-45		95,000	91,972
GATX Corp.	4.850	06-01-21		225,000	243,578
H&E Equipment Services, Inc.	7.000	09-01-22		200,000	211,000
Reliance Intermediate Holdings LP (S)	6.500	04-01-23		400,000	423,000
United Rentals North America, Inc.	7.625	04-15-22		100,000	106,875
Univar USA, Inc. (S)	6.750	07-15-23		250,000	258,750
Transportation infrastructure 0.2%
Atlantia SpA	6.250	06-09-22	GBP	100,000	165,502
Autoridad del Canal de Panama (S)	4.950	07-29-35		200,000	224,000
Burlington Northern Santa Fe LLC	4.150	04-01-45		155,000	173,551
Burlington Northern Santa Fe LLC	5.400	06-01-41		155,000	198,450
DP World, Ltd.	6.850	07-02-37		600,000	698,625
Transnet SOC, Ltd.	4.000	07-26-22		200,000	192,582
Information technology 1.7%					15,911,553
Communications equipment 0.2%
CommScope Technologies Finance LLC (S)	6.000	06-15-25		450,000	477,563
CommScope, Inc. (S)	4.375	06-15-20		50,000	51,750
Harris Corp.	1.999	04-27-18		75,000	75,483
Harris Corp.	2.700	04-27-20		45,000	45,738
Harris Corp.	3.832	04-27-25		155,000	164,164
Harris Corp.	4.854	04-27-35		190,000	212,509
Hughes Satellite Systems Corp. (S)	6.625	08-01-26		525,000	521,063
Electronic equipment, instruments and components 0.2%
Amphenol Corp.	1.550	09-15-17		85,000	85,240

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       52

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Amphenol Corp.	3.125	09-15-21	200,000	$207,421
Arrow Electronics, Inc.	3.000	03-01-18	30,000	30,387
Arrow Electronics, Inc.	3.500	04-01-22	190,000	193,326
Arrow Electronics, Inc.	4.500	03-01-23	185,000	196,652
Avnet, Inc.	4.625	04-15-26	105,000	109,066
Avnet, Inc.	4.875	12-01-22	205,000	223,738
Avnet, Inc.	6.625	09-15-16	45,000	45,059
Keysight Technologies, Inc.	3.300	10-30-19	665,000	677,134
Zebra Technologies Corp.	7.250	10-15-22	350,000	379,750
Internet software and services 0.3%
Alibaba Group Holding, Ltd.	3.125	11-28-21	200,000	207,483
Alibaba Group Holding, Ltd.	3.600	11-28-24	335,000	351,795
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18	500,000	509,375
Ancestry.com, Inc.	11.000	12-15-20	200,000	214,500
Baidu, Inc.	2.750	06-09-19	200,000	203,935
Match Group, Inc.	6.375	06-01-24	150,000	163,125
Match Group, Inc.	6.750	12-15-22	292,000	310,615
Rackspace Hosting, Inc. (S)	6.500	01-15-24	325,000	340,844
Tencent Holdings, Ltd. (S)	2.000	05-02-17	200,000	200,682
Tencent Holdings, Ltd. (S)	2.875	02-11-20	255,000	261,717
Tencent Holdings, Ltd.	3.800	02-11-25	325,000	346,482
Zayo Group LLC	6.375	05-15-25	150,000	158,282
IT services 0.4%
Alliance Data Systems Corp. (S)	5.375	08-01-22	250,000	246,250
Alliance Data Systems Corp. (S)	6.375	04-01-20	425,000	433,500
Fidelity National Information Services, Inc.	1.450	06-05-17	70,000	69,969
Fidelity National Information Services, Inc.	2.250	08-15-21	85,000	85,555
Fidelity National Information Services, Inc.	3.500	04-15-23	210,000	220,936
First Data Corp. (S)	5.375	08-15-23	375,000	389,063
First Data Corp. (S)	7.000	12-01-23	925,000	970,094
Lender Processing Services, Inc.	5.750	04-15-23	288,000	303,120
Visa, Inc.	4.150	12-14-35	520,000	597,557
Visa, Inc.	4.300	12-14-45	320,000	378,778
Xerox Corp.	2.950	03-15-17	45,000	45,308
Semiconductors and semiconductor equipment 0.2%
Anstock II, Ltd.	2.125	07-24-17	200,000	199,974
Micron Technology, Inc. (S)	5.250	08-01-23	225,000	217,688
Microsemi Corp. (S)	9.125	04-15-23	325,000	372,125
NXP BV (S)	4.125	06-01-21	275,000	287,650
Sensata Technologies UK Financing Company PLC (S)	6.250	02-15-26	325,000	356,281

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       53

	Rate (%)	Maturity date	Par value^		Value
Information technology (continued)
Software 0.1%
Microsoft Corp.	4.200	11-03-35		255,000	$289,000
SS&C Technologies Holdings, Inc.	5.875	07-15-23		175,000	184,188
Veritas US, Inc. (S)	7.500	02-01-23		200,000	194,000
Veritas US, Inc. (S)	10.500	02-01-24		200,000	190,000
Technology hardware, storage and peripherals 0.3%
Apple, Inc.	1.700	02-22-19		50,000	50,669
Apple, Inc.	2.250	02-23-21		365,000	374,555
Apple, Inc.	3.050	07-31-29	GBP	100,000	149,516
Diamond 1 Finance Corp. (S)	5.875	06-15-21		150,000	158,780
Diamond 1 Finance Corp. (S)	7.125	06-15-24		250,000	270,701
Hewlett Packard Enterprise Company (S)	2.450	10-05-17		210,000	211,768
Western Digital Corp. (S)	7.375	04-01-23		650,000	705,250
Western Digital Corp. (S)	10.500	04-01-24		880,000	994,400
Materials 2.7%					25,110,504
Chemicals 0.3%
CVR Partners LP (S)	9.250	06-15-23		250,000	247,813
Hexion US Finance Corp.	6.625	04-15-20		700,000	606,816
Hexion, Inc.	10.000	04-15-20		125,000	123,438
Huntsman International LLC	4.875	11-15-20		50,000	51,875
INEOS Group Holdings SA (S)	5.625	08-01-24		300,000	299,250
LyondellBasell Industries NV	5.000	04-15-19		250,000	269,018
Platform Specialty Products Corp. (S)	6.500	02-01-22		200,000	189,500
Platform Specialty Products Corp. (S)	10.375	05-01-21		225,000	236,250
PQ Corp. (S)	6.750	11-15-22		250,000	265,000
Solvay Finance America LLC (S)	3.400	12-03-20		285,000	297,326
Solvay Finance America LLC (S)	4.450	12-03-25		420,000	455,146
The Dow Chemical Company	8.550	05-15-19		140,000	165,152
W.R. Grace & Company (S)	5.125	10-01-21		75,000	79,875
Construction materials 0.4%
Cemex Finance LLC (S)	9.375	10-12-22		425,000	471,219
Cemex SAB de CV	7.750	04-16-26		700,000	792,750
Eagle Materials, Inc.	4.500	08-01-26		25,000	25,422
Grupo Cementos de Chihuahua SAB de CV (S)	8.125	02-08-20		200,000	210,500
Holcim GB Finance, Ltd.	8.750	04-24-17	GBP	50,000	68,877
Holcim US Finance Sarl & Cie SCS (S)	5.150	09-12-23		230,000	255,797
Holcim US Finance Sarl & Cie SCS (S)	6.000	12-30-19		280,000	311,032
James Hardie International Finance, Ltd. (S)	5.875	02-15-23		200,000	208,500
Martin Marietta Materials, Inc. (P)	1.731	06-30-17		130,000	129,661
Martin Marietta Materials, Inc.	4.250	07-02-24		350,000	369,979
Pfleiderer GmbH	7.875	08-01-19	EUR	450,000	522,734
Votorantim Cimentos SA (S)	3.250	04-25-21	EUR	100,000	105,658

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       54

	Rate (%)	Maturity date	Par value^		Value
Materials (continued)
Construction materials (continued)
Votorantim Cimentos SA	3.250	04-25-21	EUR	100,000	$105,658
Votorantim Cimentos SA	7.250	04-05-41		200,000	206,000
Vulcan Materials Company	7.500	06-15-21		165,000	202,125
Containers and packaging 0.5%
AEP Industries, Inc.	8.250	04-15-19		250,000	258,660
Ardagh Finance Holdings SA, PIK	8.375	06-15-19	EUR	113,095	132,459
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19		690,973	720,339
Ardagh Packaging Finance PLC (P)(S)	3.653	12-15-19		200,000	202,000
Ardagh Packaging Finance PLC (S)	6.000	06-30-21		200,000	206,000
Ardagh Packaging Finance PLC (S)	6.750	01-31-21		200,000	207,250
Ardagh Packaging Finance PLC (S)	7.250	05-15-24		300,000	319,500
Ball Corp.	4.000	11-15-23		50,000	50,875
Cascades, Inc. (S)	5.500	07-15-22		125,000	125,625
Crown Cork & Seal Company, Inc.	7.375	12-15-26		100,000	112,500
International Paper Company	4.400	08-15-47		325,000	330,203
JH-Holding Finance SA, PIK	8.250	12-01-22	EUR	100,000	119,740
Pactiv LLC	7.950	12-15-25		175,000	190,750
Reynolds Group Issuer, Inc.	5.750	10-15-20		225,000	231,750
Reynolds Group Issuer, Inc. (S)	7.000	07-15-24		250,000	267,813
Reynolds Group Issuer, Inc.	8.250	02-15-21		550,000	572,000
Wise Metals Group LLC (S)	8.750	12-15-18		300,000	309,000
Metals and mining 1.3%
Alcoa, Inc.	6.150	08-15-20		550,000	600,705
Aleris International, Inc.	7.875	11-01-20		175,000	180,250
ALROSA Finance SA	7.750	11-03-20		200,000	227,934
AngloGold Ashanti Holdings PLC	5.125	08-01-22		80,000	83,200
AngloGold Ashanti Holdings PLC	5.375	04-15-20		65,000	68,283
BHP Billiton Finance USA, Ltd.	1.625	02-24-17		95,000	95,221
BlueScope Steel Finance, Ltd. (S)	6.500	05-15-21		500,000	532,500
BlueScope Steel Finance, Ltd. (S)	7.125	05-01-18		138,000	141,278
Carpenter Technology Corp.	4.450	03-01-23		185,000	183,208
Carpenter Technology Corp.	5.200	07-15-21		195,000	202,921
Constellium NV (S)	7.875	04-01-21		500,000	541,250
Constellium NV (S)	8.000	01-15-23		250,000	255,000
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22		675,000	779,625
Freeport-McMoRan, Inc.	2.375	03-15-18		275,000	270,531
Freeport-McMoRan, Inc.	3.100	03-15-20		150,000	138,000
Freeport-McMoRan, Inc.	3.550	03-01-22		50,000	43,500
Freeport-McMoRan, Inc.	4.000	11-14-21		200,000	183,000
Freeport-McMoRan, Inc.	5.400	11-14-34		225,000	175,500
Fresnillo PLC (S)	5.500	11-13-23		200,000	223,000
Fresnillo PLC	5.500	11-13-23		200,000	223,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       55

	Rate (%)	Maturity date	Par value^		Value
Materials (continued)
Metals and mining (continued)
Goldcorp, Inc.	2.125	03-15-18		215,000	$215,552
Goldcorp, Inc.	3.625	06-09-21		180,000	189,791
HudBay Minerals, Inc.	9.500	10-01-20		982,000	984,455
Joseph T Ryerson & Son, Inc. (S)	11.000	05-15-22		550,000	605,000
Kinross Gold Corp.	3.625	09-01-16		35,000	35,000
Lundin Mining Corp. (S)	7.500	11-01-20		475,000	501,125
Lundin Mining Corp. (S)	7.875	11-01-22		150,000	160,500
New Gold, Inc. (S)	6.250	11-15-22		125,000	129,063
Novelis Corp. (S)	6.250	08-15-24		300,000	312,750
Novelis, Inc.	8.750	12-15-20		475,000	497,563
Nyrstar Netherlands Holdings BV (S)	8.500	09-15-19	EUR	450,000	519,973
Nyrstar Netherlands Holdings BV	8.500	09-15-19	EUR	100,000	115,553
Petra Diamonds US Treasury PLC (S)	8.250	05-31-20		270,000	270,675
Reliance Steel & Aluminum Company	4.500	04-15-23		130,000	133,682
Southern Copper Corp.	5.250	11-08-42		155,000	147,535
Southern Copper Corp.	5.875	04-23-45		100,000	101,555
Teck Resources, Ltd.	6.000	08-15-40		150,000	121,500
Teck Resources, Ltd.	6.250	07-15-41		200,000	165,375
Teck Resources, Ltd. (S)	8.000	06-01-21		200,000	216,500
Vale Overseas, Ltd.	5.875	06-10-21		263,000	272,534
Vale Overseas, Ltd.	6.250	08-10-26		300,000	310,500
Vale Overseas, Ltd.	6.875	11-21-36		425,000	417,775
Zekelman Industries, Inc. (S)	9.875	06-15-23		275,000	294,250
Paper and forest products 0.2%
Celulosa Arauco y Constitucion SA	4.500	08-01-24		200,000	210,664
International Paper Company	3.650	06-15-24		245,000	258,529
Mercer International, Inc.	7.000	12-01-19		275,000	283,938
Mercer International, Inc.	7.750	12-01-22		150,000	156,000
Norbord, Inc. (S)	6.250	04-15-23		175,000	185,938
Reynolds Group Issuer, Inc. (P)(S)	4.127	07-15-21		200,000	203,000
West Fraser Timber Company, Ltd. (S)	4.350	10-15-24		335,000	317,488
Real estate 1.1%					10,123,850
Equity real estate investment trusts 0.8%
Alexandria Real Estate Equities, Inc.	3.950	01-15-27		70,000	73,407
American Campus Communities Operating Partnership LP	3.350	10-01-20		75,000	77,614
American Campus Communities Operating Partnership LP	3.750	04-15-23		185,000	194,033
American Campus Communities Operating Partnership LP	4.125	07-01-24		210,000	224,277
Boston Properties LP	2.750	10-01-26		320,000	316,659
Boston Properties LP	3.650	02-01-26		140,000	149,338

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       56

	Rate (%)	Maturity date	Par value^		Value
Real estate (continued)
Equity real estate investment trusts (continued)
Brixmor Operating Partnership LP	3.875	08-15-22		125,000	$130,507
Brixmor Operating Partnership LP	4.125	06-15-26		360,000	373,615
Camden Property Trust	4.875	06-15-23		215,000	240,077
Crown Castle International Corp. (C)	2.250	09-01-21		125,000	124,844
Crown Castle International Corp.	3.400	02-15-21		160,000	167,570
Crown Castle International Corp.	4.450	02-15-26		850,000	937,712
Crown Castle International Corp.	5.250	01-15-23		155,000	176,991
Crown Castle Towers LLC (S)	3.222	05-15-42		25,000	25,964
Crown Castle Towers LLC (S)	3.663	05-15-25		120,000	126,377
Crown Castle Towers LLC (S)	6.113	01-15-40		240,000	266,419
DDR Corp.	4.250	02-01-26		245,000	259,877
DuPont Fabros Technology LP	5.875	09-15-21		300,000	313,875
Equinix, Inc.	5.375	01-01-22		225,000	240,327
Equinix, Inc.	5.750	01-01-25		125,000	133,750
Essex Portfolio LP	3.375	04-15-26		305,000	314,715
Healthcare Realty Trust, Inc.	3.750	04-15-23		115,000	117,814
Healthcare Realty Trust, Inc.	5.750	01-15-21		150,000	169,097
Highwoods Realty LP	3.625	01-15-23		165,000	168,956
Host Hotels & Resorts LP	4.000	06-15-25		205,000	210,820
Iron Mountain Europe PLC (S)	6.125	09-15-22	GBP	200,000	279,173
Kennedy Wilson Europe Real Estate PLC	3.950	06-30-22	GBP	100,000	135,189
Kilroy Realty LP	4.800	07-15-18		45,000	47,113
Kilroy Realty LP	6.625	06-01-20		145,000	166,102
Kimco Realty Corp.	3.400	11-01-22		75,000	78,572
Kimco Realty Corp.	6.875	10-01-19		20,000	22,968
MPT Operating Partnership LP	5.250	08-01-26		25,000	26,563
MPT Operating Partnership LP	6.375	03-01-24		225,000	246,938
Simon Property Group LP	3.300	01-15-26		265,000	283,283
Ventas Realty LP	1.250	04-17-17		55,000	54,999
Ventas Realty LP	2.000	02-15-18		75,000	75,439
Ventas Realty LP	4.000	04-30-19		15,000	15,770
VEREIT Operating Partnership LP	4.125	06-01-21		125,000	130,625
VEREIT Operating Partnership LP	4.875	06-01-26		150,000	161,625
WEA Finance LLC (S)	1.750	09-15-17		200,000	200,294
WEA Finance LLC (S)	3.750	09-17-24		270,000	282,818
Real estate management and development 0.3%
BR Malls International Finance, Ltd. (Q)(S)	8.500	10-21-16		160,000	158,400
BR Malls International Finance, Ltd. (Q)	8.500	10-21-16		45,000	44,550
Citycon Treasury BV	2.500	10-01-24	EUR	200,000	248,858
Deutsche Annington Finance BV (4.000% to 12-17-21, then 5 Year Euro Swap Rate + 3.390%) (Q)	4.000	12-17-21	EUR	200,000	239,186
Greystar Real Estate Partners LLC (S)	8.250	12-01-22		275,000	291,500

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       57

	Rate (%)	Maturity date	Par value^		Value
Real estate (continued)
Real estate management and development (continued)
Inmobiliaria Colonial SA	2.728	06-05-23	EUR	200,000	$246,960
IRSA Propiedades Comerciales SA (S)	8.750	03-23-23		235,000	258,735
Shimao Property Holdings, Ltd.	8.375	02-10-22		200,000	228,224
Societe Fonciere Lyonnaise SA	2.250	11-16-22	EUR	200,000	245,331
The Howard Hughes Corp. (S)	6.875	10-01-21		400,000	420,000
Telecommunication services 2.3%					21,711,851
Communications equipment 0.0%
GTH Finance BV (S)	6.250	04-26-20		200,000	210,000
Diversified telecommunication services 1.6%
Altice Financing SA (S)	7.500	05-15-26		700,000	736,750
AT&T, Inc.	2.300	03-11-19		110,000	112,205
AT&T, Inc.	3.400	05-15-25		155,000	159,586
AT&T, Inc.	4.450	04-01-24		350,000	385,788
AT&T, Inc.	4.800	06-15-44		300,000	318,842
B Communications, Ltd. (S)	7.375	02-15-21		200,000	215,000
Cablevision SA (S)	6.500	06-15-21		150,000	156,375
CenturyLink, Inc.	7.500	04-01-24		300,000	325,313
Eutelsat SA	3.125	10-10-22	EUR	100,000	128,557
Frontier Communications Corp.	8.875	09-15-20		425,000	463,250
Grain Spectrum Funding LLC (S)	4.000	10-10-18		505,000	502,844
GTP Acquisition Partners I LLC (S)	2.350	06-15-20		330,000	328,013
Intelsat Jackson Holdings SA	7.250	10-15-20		175,000	136,063
Intelsat Jackson Holdings SA (S)	8.000	02-15-24		1,025,000	1,030,125
Level 3 Communications, Inc.	5.750	12-01-22		300,000	313,500
Level 3 Financing, Inc. (S)	5.250	03-15-26		125,000	129,688
Level 3 Financing, Inc.	5.625	02-01-23		325,000	340,438
OTE PLC	7.875	02-07-18	EUR	325,000	389,938
Sable International Finance, Ltd. (S)	6.875	08-01-22		400,000	414,000
SmarTone Finance, Ltd.	3.875	04-08-23		200,000	204,722
T-Mobile USA, Inc.	6.000	04-15-24		250,000	266,250
T-Mobile USA, Inc.	6.375	03-01-25		125,000	134,375
T-Mobile USA, Inc.	6.500	01-15-24		75,000	80,625
T-Mobile USA, Inc.	6.500	01-15-26		1,125,000	1,231,172
T-Mobile USA, Inc.	6.731	04-28-22		45,000	47,306
TDF Infrastructure SAS	2.875	10-19-22	EUR	200,000	248,264
Telecom Italia SpA	5.875	05-19-23	GBP	50,000	77,877
Telefonica Emisiones SAU	4.570	04-27-23		245,000	275,228
Telefonica Emisiones SAU	4.710	01-20-20	EUR	100,000	128,897
Telefonica Emisiones SAU	5.375	02-02-18	GBP	50,000	69,711
Telefonica Europe BV (4.200% to 12-4-19, then 5 Year Euro Swap Rate + 3.806%) (Q)	4.200	12-04-19	EUR	100,000	115,589

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       58

	Rate (%)	Maturity date	Par value^		Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
United Group BV	7.875	11-15-20	EUR	100,000	$117,224
UPC Holding BV (S)	6.750	03-15-23	EUR	200,000	243,492
UPC Holding BV (S)	6.750	03-15-23	CHF	175,000	193,940
Verizon Communications, Inc.	3.650	09-14-18		205,000	214,399
Verizon Communications, Inc.	4.272	01-15-36		365,000	383,214
Verizon Communications, Inc.	4.500	09-15-20		330,000	364,169
Verizon Communications, Inc.	6.400	09-15-33		1,840,000	2,403,954
Wind Acquisition Finance SA (P)(S)	3.705	07-15-20	EUR	100,000	111,015
Wind Acquisition Finance SA (S)	7.000	04-23-21	EUR	100,000	115,980
Wind Acquisition Finance SA (S)	7.375	04-23-21		1,075,000	1,107,250
Wireless telecommunication services 0.7%
CC Holdings GS V LLC	2.381	12-15-17		290,000	292,638
CC Holdings GS V LLC	3.849	04-15-23		560,000	599,121
Digicel Group, Ltd. (S)	8.250	09-30-20		1,050,000	945,000
Digicel Group, Ltd.	8.250	09-30-20		200,000	180,000
Rogers Communications, Inc.	3.625	12-15-25		170,000	184,766
SBA Tower Trust (S)	2.240	04-16-18		125,000	125,177
SBA Tower Trust (S)	2.898	10-15-44		470,000	475,327
SBA Tower Trust (S)	2.933	12-15-42		630,000	633,685
SBA Tower Trust (S)	3.156	10-15-45		360,000	369,900
SBA Tower Trust (S)	3.598	04-15-43		570,000	573,616
SBA Tower Trust (S)	3.869	04-15-23		360,000	368,546
Sprint Capital Corp.	8.750	03-15-32		800,000	791,752
Sprint Communications, Inc.	11.500	11-15-21		350,000	393,750
TBG Global Pte, Ltd.	5.250	02-10-22		400,000	416,725
VimpelCom Holdings BV (S)	5.200	02-13-19		200,000	206,160
VimpelCom Holdings BV (S)	7.504	03-01-22		200,000	224,760
Utilities 1.4%					13,144,495
Electric utilities 0.9%
Adani Transmission, Ltd. (S)	4.000	08-03-26		200,000	202,611
Alabama Power Company	3.750	03-01-45		300,000	317,732
American Transmission Systems, Inc. (S)	5.000	09-01-44		100,000	113,597
Appalachian Power Company	4.450	06-01-45		80,000	88,496
Appalachian Power Company	6.375	04-01-36		115,000	147,589
Comision Federal de Electricidad (S)	4.875	01-15-24		200,000	215,500
Duke Energy Corp.	2.650	09-01-26		280,000	278,638
Duke Energy Corp.	3.750	09-01-46		285,000	285,840
Eastern Power Networks PLC	5.750	03-08-24	GBP	30,000	51,419
Empresas Publicas de Medellin ESP	7.625	09-10-24	COP	153,000,000	46,348
Enel Finance International NV	5.625	08-14-24	GBP	50,000	84,652
Energy Future Intermediate Holding Company LLC (H)(S)	11.750	03-01-22		833,097	1,015,338

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       59

	Rate (%)	Maturity date	Par value^		Value
Utilities (continued)
Electric utilities (continued)
ESB Finance, Ltd.	6.500	03-05-20	GBP	50,000	$77,779
Eskom Holdings SOC, Ltd.	6.750	08-06-23		200,000	196,019
Eskom Holdings SOC, Ltd.	7.125	02-11-25		1,400,000	1,393,512
Exelon Corp.	1.550	06-09-17		120,000	120,226
Exelon Corp.	2.850	06-15-20		100,000	103,559
FirstEnergy Transmission LLC (S)	4.350	01-15-25		195,000	207,526
Infinis PLC (S)	7.000	02-15-19	GBP	200,000	267,650
IPALCO Enterprises, Inc.	5.000	05-01-18		85,000	89,250
Israel Electric Corp., Ltd. (S)	6.875	06-21-23		250,000	300,000
Lamar Funding, Ltd.	3.958	05-07-25		200,000	194,467
MidAmerican Energy Company	4.250	05-01-46		175,000	204,849
Monongahela Power Company (S)	5.400	12-15-43		200,000	258,913
Monongahela Power Company (S)	5.700	03-15-17		25,000	25,550
NextEra Energy Capital Holdings, Inc.	2.056	09-01-17		25,000	25,197
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19		30,000	30,437
Pennsylvania Electric Company	6.150	10-01-38		180,000	210,905
Perusahaan Listrik Negara PT	5.250	10-24-42		400,000	410,000
PPL Capital Funding, Inc.	1.900	06-01-18		55,000	55,176
Public Service Company of Oklahoma	5.150	12-01-19		35,000	38,557
San Diego Gas & Electric Company	1.914	02-01-22		51,072	50,953
Scottish Power UK PLC	8.375	02-20-17	GBP	20,000	27,184
Southern Power Company	1.850	12-01-17		25,000	25,167
The Southern Company	1.350	07-01-21		20,000	20,251
The Southern Company	1.550	07-01-18		30,000	30,114
The Southern Company	1.850	07-01-19		100,000	100,681
The Southern Company	2.950	07-01-23		260,000	268,410
The Southern Company	3.250	07-01-26		285,000	297,061
The Southern Company	4.250	07-01-36		280,000	300,247
The Southern Company	4.400	07-01-46		285,000	313,775
Zhejiang Energy Group Hong Kong, Ltd.	2.300	09-30-17		200,000	199,782
Gas utilities 0.0%
Panhandle Eastern Pipe Line Company LP	6.200	11-01-17		15,000	15,494
Independent power and renewable electricity producers 0.4%
AES Corp. (P)	3.673	06-01-19		25,000	25,000
AES Corp.	5.500	03-15-24		425,000	440,938
AES Corp.	6.000	05-15-26		200,000	212,250
Calpine Corp.	5.375	01-15-23		325,000	325,202
Dynegy, Inc.	6.750	11-01-19		325,000	333,125
Exelon Generation Company LLC	2.950	01-15-20		260,000	267,334
IPALCO Enterprises, Inc.	3.450	07-15-20		235,000	240,875
NRG Energy, Inc.	6.625	03-15-23		475,000	484,500
NRG Energy, Inc. (S)	6.625	01-15-27		125,000	125,234

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       60

	Rate (%)	Maturity date	Par value^		Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
NRG Energy, Inc. (S)	7.250	05-15-26		675,000	$700,988
TerraForm Power Operating LLC (S)	5.875	02-01-23		50,000	50,188
TerraForm Power Operating LLC (S)	6.125	06-15-25		200,000	203,500
Multi-utilities 0.1%
Columbia Pipeline Group, Inc.	2.450	06-01-18		60,000	60,288
Consolidated Edison Company of New York, Inc.	3.850	06-15-46		285,000	308,489
Dominion Resources, Inc. (S)	2.125	02-15-18		110,000	109,735
Dominion Resources, Inc.	2.962	07-01-19		125,000	128,336
Enable Oklahoma Intrastate Transmission LLC (S)	6.250	03-15-20		70,000	74,423
NiSource Finance Corp.	6.400	03-15-18		5,000	5,349
Sempra Energy	2.850	11-15-20		125,000	129,333
Teco Energy, Inc. (P)	1.265	04-10-18		180,000	177,750
Water utilities 0.0%
Severn Trent Utilities Finance PLC	6.125	02-26-24	GBP	20,000	35,207
Convertible bonds 0.0%					$262,373
(Cost $184,300)
Consumer discretionary 0.0%					26,173
Automobiles 0.0%
Tesla Motors, Inc.	0.250	03-01-19		29,000	26,173
Information technology 0.0%					236,200
Internet software and services 0.0%
MercadoLibre, Inc.	2.250	07-01-19		160,000	236,200
Municipal bonds 0.4%					$3,505,321
(Cost $3,080,552)
Chicago Metropolitan Water Reclamation District (Illinois)	5.720	12-01-38		165,000	215,893
City of Chicago (Illinois)	6.395	01-01-40		150,000	221,276
City of New York (New York)	6.271	12-01-37		115,000	165,298
Commonwealth of Puerto Rico, Series A (H)	8.000	07-01-35		475,000	310,531
Denver City & County School District No. 1 (Colorado)	4.242	12-15-37		130,000	145,895
District of Columbia	5.591	12-01-34		40,000	53,123
East Bay Municipal Utility District (California)	5.874	06-01-40		135,000	190,980
Florida Hurricane Catastrophe Fund Finance Corp., Series A	2.995	07-01-20		265,000	276,626
Florida State Board of Administration Finance Corp.	2.163	07-01-19		170,000	173,398
JobsOhio Beverage System	4.532	01-01-35		125,000	148,225

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       61

	Rate (%)		Maturity date	Par value^	Value
Internet software and services (continued)
Los Angeles Department of Airports (California)	7.053		05-15-40	185,000	$285,758
Maryland State Transportation Authority	5.888		07-01-43	125,000	173,890
Metropolitan Transportation Authority (New York)	7.336		11-15-39	55,000	89,143
North Carolina Eastern Municipal Power Agency	1.561		07-01-17	75,000	75,236
North Carolina Eastern Municipal Power Agency	2.003		07-01-18	5,000	5,047
Port Authority of New York & New Jersey	4.458		10-01-62	340,000	401,819
South Carolina State Public Service Authority	4.322		12-01-27	260,000	297,952
State of Oregon	5.892		06-01-27	60,000	78,149
University of California (P)	0.934		07-01-41	85,000	85,027
University of California	4.131		05-15-45	60,000	66,264
Virginia Commonwealth Transportation Board	5.350		05-15-35	35,000	45,791
Term loans (M) 6.5%					$60,953,410
(Cost $61,088,250)
Consumer discretionary 1.9%					17,859,513
Auto components 0.0%
MPG Holdco I, Inc.	3.750		10-20-21	78,166	78,087
TI Group Automotive Systems LLC	4.500		06-30-22	124,063	124,218
Commercial services and supplies 0.0%
Prime Security Services Borrower LLC	9.750		07-01-22	25,962	26,312
Diversified consumer services 0.1%
J.D. Power and Associates (T)		TBD	05-24-23	125,000	125,469
Standard Aero, Ltd.	5.250		07-07-22	248,125	248,807
The ServiceMaster Company LLC	4.250		07-01-21	173,237	174,276
Veritas Bermuda, Ltd.	8.625		01-29-23	299,250	264,088
WASH Multifamily Laundry Systems LLC	4.250		05-14-22	29,508	29,360
WASH Multifamily Laundry Systems LLC	4.250		05-14-22	168,492	167,649
Hotels, restaurants and leisure 0.5%
American Casino & Entertainment Properties LLC	4.750		07-07-22	43,568	43,786
AMF Bowling Centers, Inc. (T)		TBD	08-17-23	50,000	49,584
AMF Bowling Centers, Inc.	7.250		09-18-21	123,931	123,466
Boyd Gaming Corp. (T)		TBD	08-16-23	75,000	75,281
CCM Merger, Inc.	4.500		08-08-21	162,863	163,677
CityCenter Holdings LLC	4.250		10-16-20	321,333	323,007
Eldorado Resorts, Inc.	4.250		07-23-22	148,749	148,749
Equinox Holdings, Inc.	5.000		01-31-20	245,985	246,908
ESH Hospitality, Inc. (T)		TBD	08-16-23	50,000	50,104
Four Seasons Holdings, Inc.	5.250		06-27-20	171,258	171,515
Four Seasons Holdings, Inc.	7.750		12-27-20	275,000	275,572

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       62

	Rate (%)		Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Graton Economic Development Authority	4.750		09-01-22	114,507	$114,722
Hilton Worldwide Finance LLC	3.500		10-26-20	55,592	55,743
Intrawest Operations Group LLC	5.000		12-09-20	67,992	68,226
La Quinta Intermediate Holdings LLC	3.750		04-14-21	172,242	170,161
Las Vegas Sands LLC	3.250		12-19-20	214,500	215,171
Life Time Fitness, Inc.	4.250		06-10-22	596,872	597,248
New Red Finance, Inc.	3.750		12-10-21	624,915	627,258
Peninsula Gaming LLC	4.250		11-20-17	174,862	174,753
Playa Resorts Holding BV	4.000		08-09-19	98,668	98,093
Sabre GLBL, Inc.	4.000		02-19-19	165,053	165,630
Scientific Games International, Inc.	6.000		10-18-20	599,233	599,233
Station Casinos LLC	3.750		06-08-23	125,000	125,079
World Endurance Holdings	5.250		06-26-21	98,246	97,632
Yum! Brands, Inc.	3.257		06-16-23	225,000	226,325
Leisure products 0.0%
ClubCorp Club Operations, Inc.	4.250		12-15-22	100,000	100,375
Media 0.8%
Acosta, Inc.	4.250		09-26-21	221,077	214,904
Advantage Sales & Marketing, Inc.	4.250		07-23-21	98,250	97,439
Altice US Finance I Corp.	4.250		12-14-22	323,375	324,588
AMC Entertainment, Inc.	4.000		12-15-22	24,813	24,952
ASP NEP	10.000		07-22-20	25,000	25,000
Charter Communications Operating LLC	3.500		01-24-23	224,438	225,560
Creative Artists Agency LLC	5.000		12-17-21	49,562	49,686
CSC Holdings LLC	5.000		10-09-22	498,750	502,595
Cumulus Media Holdings, Inc.	4.250		12-23-20	394,242	273,671
Delta 2 Lux Sarl	4.750		07-30-21	627,650	624,041
Delta 2 Lux Sarl	7.750		07-31-22	225,000	222,656
Entercom Radio LLC	4.000		11-23-18	165,808	165,878
Houghton Mifflin Harcourt Publishers, Inc.	4.000		05-31-21	74,250	73,647
iHeartCommunications, Inc.	7.274		01-30-19	1,250,000	958,125
Lions Gate Entertainment Corp.	5.000		03-17-22	375,000	381,094
McGraw-Hill Global Education Holdings LLC	5.000		05-04-22	350,000	351,533
MGOC, Inc.	4.000		07-31-20	245,091	245,091
NEP/NCP Holdco, Inc.	4.250		01-22-20	172,622	171,616
Townsquare Media, Inc.	4.250		04-01-22	200,014	200,014
Tribune Media Company	3.750		12-27-20	152,323	152,609
Univision Communications, Inc.	4.000		03-01-20	241,711	241,511
Univision Communications, Inc.	4.000		03-01-20	539,149	538,842
VGD Merger Sub LLC (T)		TBD	08-18-23	150,000	150,300
VGD Merger Sub LLC	8.500		08-18-24	100,000	100,594
Virgin Media Investment Holdings, Ltd.	3.649		06-30-23	151,497	151,476

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       63

	Rate (%)		Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
WideOpenWest Finance LLC	4.500		04-01-19	214,764	$213,631
William Morris Endeavor Entertainment LLC	8.250		05-06-22	250,000	249,375
Yankee Cable Acquisition LLC	4.250		03-01-20	334,657	334,657
Multiline retail 0.2%
Dollar Tree, Inc.	3.500		07-06-22	60,436	60,524
Dollar Tree, Inc.	4.250		07-06-22	175,000	177,188
JC Penney Corp., Inc.	5.250		06-23-23	983,008	986,694
Leslie's Poolmart, Inc.	5.250		07-27-23	100,000	100,625
Neiman Marcus Group, Ltd. LLC	4.250		10-25-20	432,366	405,344
Specialty retail 0.3%
Academy, Ltd.	5.000		07-01-22	1,115,726	1,088,536
Harbor Freight Tools USA, Inc.	4.000		08-19-23	125,000	125,235
Jo-Ann Stores, Inc.	4.000		03-16-18	99,732	99,608
KAR Auction Services, Inc.	4.250		03-09-23	224,609	227,277
Kirk Beauty One GmbH (T)		TBD	08-13-22	25,000	28,140
Party City Holdings, Inc.	4.472		08-19-22	173,678	173,867
PetSmart, Inc.	4.250		03-11-22	608,057	608,920
The Men's Wearhouse, Inc.	5.000		06-18-21	175,000	166,906
Consumer staples 0.3%					2,724,050
Food and staples retailing 0.1%
Albertsons LLC	4.750		12-21-22	299,375	300,986
Rite Aid Corp.	5.750		08-21-20	525,000	526,150
Safeway, Inc.	5.750		08-19-23	150,000	150,000
Food products 0.2%
B&G Foods, Inc.	3.750		11-02-22	42,674	42,887
Brightview Landscapes LLC	4.000		12-18-20	72,683	72,236
Candy Intermediate Holdings, Inc.	5.500		06-15-23	150,000	149,720
Hostess Brands LLC	4.500		08-03-22	397,311	399,198
Hostess Brands LLC	8.500		08-03-23	225,000	225,281
Royal Holdings, Inc.	4.500		06-19-22	123,750	124,021
Royal Holdings, Inc.	8.500		06-19-23	75,000	73,875
Shearer's Foods LLC	4.938		06-30-21	172,802	171,721
Shearer's Foods LLC	7.750		06-30-22	100,000	90,000
The Brickman Group, Ltd.	7.500		12-17-21	125,000	123,125
US Foods, Inc.	4.000		06-27-23	149,679	150,335
Household products 0.0%
The Sun Products Corp.	5.500		03-23-20	124,593	124,515
Energy 0.4%					3,459,101
Electrical equipment 0.0%
Avago Technologies Cayman Finance, Ltd.	3.508		02-01-23	355,115	358,173

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       64

	Rate (%)		Maturity date	Par value^	Value
Energy (continued)
Energy equipment and services 0.1%
EFS Cogen Holdings I LLC	5.250		06-28-23	125,000	$125,813
EP Energy LLC (T)		TBD	04-30-19	75,000	73,125
Expro FinServices Sarl (T)		TBD	09-02-21	275,000	217,852
Hercules Offshore, Inc. (H)	10.500		05-06-20	493,675	290,444
Oil, gas and consumable fuels 0.3%
CGG Holding US, Inc.	7.543		05-15-19	248,750	210,639
Chesapeake Energy Corp. (T)	Zero		08-15-21	400,000	412,500
Eastern Power LLC	5.000		10-02-21	164,272	164,929
EMG Utica LLC	4.750		03-27-20	124,396	120,975
EP Energy LLC	9.750		08-16-21	125,000	122,969
ExGen Renewables I LLC	5.250		02-08-21	785,348	790,256
MEG Energy Corp.	3.750		03-31-20	120,583	110,672
Pilot Travel Centers LLC	3.274		05-25-23	160,675	161,411
Terra-Gen Finance Company LLC	5.250		12-09-21	354,513	299,343
Financials 0.7%					7,062,373
Banks 0.0%
Diamond US Holding LLC	4.750		12-17-21	49,250	48,429
Svenska Handelsbanken AB	4.000		01-08-23	49,875	49,969
Capital markets 0.1%
Onex Wizard Acquisition Company II SCA	4.250		03-13-22	864,746	865,585
Consumer finance 0.0%
Harland Clarke Holdings Corp.	7.000		12-31-19	150,000	147,125
Diversified financial services 0.1%
Alliant Holdings Intermediate LLC	5.000		08-12-22	25,000	25,000
Bats Global Markets, Inc.	4.131		06-14-23	123,757	124,299
National Financial Partners Corp.	4.500		07-01-20	324,176	322,960
Insurance 0.5%
Acrisure LLC	6.500		05-19-22	179,927	180,266
Alliant Holdings I LLC	4.500		08-12-22	371,808	370,228
Asurion LLC	5.000		05-24-19	674,084	674,455
Asurion LLC	5.000		08-04-22	1,201,950	1,201,517
Asurion LLC	8.500		03-03-21	1,725,000	1,718,100
HUB International, Ltd.	4.000		10-02-20	123,297	122,797
New Asurion Corp. (T)		TBD	08-10-21	225,000	223,819
Sedgwick Claims Management Services, Inc.	5.250		03-01-21	75,000	75,422
Sedgwick Claims Management Services, Inc.	6.750		02-28-22	500,000	494,165
USI, Inc.	4.250		12-27-19	419,109	418,237
Health care 0.4%					4,294,066
Biotechnology 0.0%
AMAG Pharmaceuticals, Inc.	4.750		08-13-21	24,063	24,063
Amneal Pharmaceuticals LLC	4.501		11-01-19	49,023	48,962

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       65

	Rate (%)		Maturity date	Par value^	Value
Health care (continued)
Health care equipment and supplies 0.0%
Examworks Group, Inc.	4.750		07-27-23	175,000	$175,438
Health care providers and services 0.3%
Acadia Healthcare Company, Inc.	3.750		02-11-22	49,250	49,188
Acadia Healthcare Company, Inc.	4.500		02-16-23	124,375	124,841
ATI Holdings Acquisition, Inc.	5.500		05-10-23	100,000	100,500
Catalent Pharma Solutions, Inc.	4.250		05-20-21	221,053	222,198
CHG Healthcare Services, Inc.	4.750		06-07-23	74,813	75,234
Community Health Systems, Inc.	3.750		12-31-19	130,064	124,862
Community Health Systems, Inc.	4.000		01-27-21	87,823	84,153
Envision Healthcare Corp.	4.500		10-28-22	99,500	99,594
HC Group Holdings III, Inc.	6.000		04-07-22	24,750	24,781
HCA, Inc.	3.774		03-17-23	199,500	201,794
IASIS Healthcare LLC	4.500		05-03-18	173,205	171,102
MPH Acquisition Holdings LLC	5.000		06-07-23	450,000	454,689
Onex Schumacher Finance LP	5.000		07-31-22	74,562	74,810
Team Health, Inc.	3.750		11-23-22	99,501	99,708
US Renal Care, Inc.	5.250		12-31-22	522,375	502,786
US Renal Care, Inc.	9.000		12-31-23	75,000	73,500
Health care technology 0.0%
Arbor Pharmaceuticals, Inc.	6.000		06-28-23	75,000	74,813
Life sciences tools and services 0.0%
Albany Molecular Research, Inc.	5.750		07-16-21	125,000	124,844
Pharmaceuticals 0.1%
DPx Holdings BV	4.250		03-11-21	322,220	320,812
Pharmaceutical Product Development LLC	4.250		08-18-22	152,018	152,436
Valeant Pharmaceuticals International, Inc.	5.000		02-13-19	266,696	266,251
Valeant Pharmaceuticals International, Inc.	5.250		08-05-20	218,206	217,798
Valeant Pharmaceuticals International, Inc.	5.500		04-01-22	404,403	404,909
Industrials 0.6%					5,268,718
Aerospace and defense 0.1%
B/E Aerospace, Inc.	3.753		12-16-21	46,909	47,349
CAMP International Holding Company (T)		TBD	11-30-19	100,000	99,800
CAMP International Holding Company	4.750		05-31-19	270,619	268,590
TransDigm, Inc.	3.750		05-14-22	98,810	98,535
TransDigm, Inc.	3.750		06-09-23	39,474	39,313
TransDigm, Inc.	3.750		06-09-23	35,526	35,382
Air freight and logistics 0.2%
Uber Technologies, Inc.	5.000		07-13-23	1,775,000	1,776,118
Airlines 0.0%
American Airlines, Inc.	3.500		10-10-21	173,250	173,331

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       66

	Rate (%)		Maturity date	Par value^	Value
Industrials (continued)
Building products 0.0%
C.H.I. Overhead Doors, Inc.	4.500		07-29-22	99,250	$99,374
C.H.I. Overhead Doors, Inc.	8.750		07-31-23	50,000	48,000
Jeld-Wen, Inc.	4.750		07-01-22	74,438	74,748
Commercial services and supplies 0.1%
Americold Realty Trust, Inc.	5.750		12-01-22	75,000	75,750
IMC OP LP	4.500		08-15-20	49,373	49,528
IMC OP LP	8.750		08-15-21	50,000	49,750
Nord Anglia Education Finance LLC	5.000		03-31-21	464,438	463,857
Prime Security Services Borrower LLC	4.750		05-02-22	150,000	150,984
Tierpoint LLC (T)		TBD	12-02-22	25,000	24,125
Machinery 0.2%
Filtration Group, Inc.	4.250		11-21-20	704,551	703,008
Gardner Denver, Inc.	4.250		07-30-20	74,048	70,218
Global Brass & Copper, Inc.	5.250		07-18-23	125,000	125,781
Husky Injection Molding Systems, Ltd.	4.250		06-30-21	272,016	270,868
Husky Injection Molding Systems, Ltd.	7.250		06-30-22	103,307	101,919
Manitowoc Foodservice, Inc.	5.750		03-03-23	187,692	189,725
Milacron LLC	4.250		09-28-20	83,014	83,170
Trading companies and distributors 0.0%
Beacon Roofing Supply, Inc.	4.000		10-01-22	49,625	49,749
HD Supply, Inc.	3.750		08-13-21	99,250	99,746
Information technology 1.1%					10,784,018
Communications equipment 0.0%
CommScope, Inc.	3.750		12-29-22	49,625	49,780
Integra Telecom Holdings, Inc.	5.250		08-14-20	49,375	48,857
Riverbed Technology, Inc.	5.000		04-24-22	98,159	98,719
Electronic equipment, instruments and components 0.0%
Dell International LLC	4.000		04-29-20	98,336	98,631
Zebra Technologies Corp.	4.000		10-27-21	183,292	185,012
Internet software and services 0.2%
Ancestry.com, Inc.	5.000		08-17-22	347,686	348,663
Cision US, Inc.	7.000		06-16-23	250,000	237,188
Go Daddy Operating Company LLC	4.250		05-13-21	172,301	173,028
Hyland Software, Inc.	4.750		07-01-22	99,758	99,908
Hyland Software, Inc.	8.250		07-01-23	25,000	25,031
Match Group, Inc.	5.500		11-16-22	358,313	360,778
Zayo Group LLC	3.750		05-06-21	402,944	403,246
IT services 0.3%
First Data Corp.	4.272		07-08-22	670,000	671,843
First Data Corp.	4.522		03-24-21	706,450	709,721
Global Payments, Inc.	4.024		04-22-23	100,000	100,650

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       67

	Rate (%)		Maturity date	Par value^	Value
Information technology (continued)
IT services (continued)
Presidio, Inc.	5.250		02-02-22	47,318	$47,182
SolarWinds Holdings, Inc.	6.500		02-03-23	500,000	502,085
TierPoint LLC	5.250		11-10-21	24,625	24,133
TierPoint LLC	5.500		12-02-21	149,250	146,359
Travelport Finance Luxembourg Sarl	5.000		09-02-21	270,670	270,862
WEX, Inc.	4.250		07-01-23	100,000	100,696
Semiconductors and semiconductor equipment 0.0%
Cavium, Inc.	3.750		08-16-22	100,000	100,250
Microsemi Corp.	3.750		01-15-23	46,231	46,515
MKS Instruments, Inc.	4.250		05-01-23	116,987	117,962
NXP BV	3.750		12-07-20	159,960	160,810
Software 0.4%
Apax Partners LLP	5.750		10-21-22	49,750	49,916
Cengage Learning, Inc.	5.250		06-07-23	725,000	723,644
Kronos, Inc.	4.500		10-30-19	1,319,850	1,324,325
Kronos, Inc.	9.750		04-30-20	574,824	586,498
NetSmart, Inc.	5.750		04-19-23	25,000	25,078
Renaissance Learning, Inc.	4.500		04-09-21	96,550	96,229
SCS Holdings, Inc.	6.000		10-30-22	98,876	99,412
SS&C European Holdings SARL	4.000		07-08-22	19,256	19,376
SS&C Technologies, Inc.	4.000		07-08-22	151,149	152,094
Trader Corp. (T)		TBD	08-09-23	150,000	150,095
Veritas US, Inc.	6.625		01-27-23	673,313	618,889
Technology hardware, storage and peripherals 0.2%
CPI Card Group, Inc.	5.500		08-17-22	214,799	208,802
Dell, Inc. (T)		TBD	05-24-23	100,000	100,536
Linxens France SA	5.000		10-14-22	472,625	472,923
Linxens France SA	9.500		10-16-23	100,000	98,500
Western Digital Corp.	4.500		04-29-23	925,000	929,792
Materials 0.5%					4,370,067
Chemicals 0.3%
Huntsman International LLC	4.250		04-01-23	124,688	125,234
Inovyn Finance PLC	6.250		05-05-21	75,000	84,495
Kraton Polymers LLC	6.000		01-06-22	175,000	175,110
MacDermid, Inc.	5.500		06-07-20	496,499	496,250
Minerals Technologies, Inc.	4.750		05-09-21	100,000	100,500
PQ Corp.	5.750		11-04-22	225,000	226,366
Rise Acquisition LLC	7.543		01-29-21	75,000	74,101
Solenis International LP	4.250		07-31-21	122,813	121,414
Solenis International LP	7.750		07-31-22	650,000	621,075
Univar USA, Inc.	4.250		07-01-22	347,375	346,753

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       68

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Construction materials 0.1%
Apex Tool Group LLC	4.500	01-31-20	98,724	$97,120
Quikrete Holdings, Inc.	4.000	09-28-20	173,804	174,267
Summit Materials LLC	4.000	07-17-22	470,250	472,013
Zekelman Industries, Inc.	6.000	06-14-21	400,000	402,752
Containers and packaging 0.1%
Anchor Glass Container Corp.	4.750	07-01-22	199,500	200,747
Berry Plastics Group, Inc.	3.750	10-03-22	157,896	157,798
Kloeckner Pentaplast of America, Inc.	5.000	04-28-20	104,607	105,130
KP Germany Erste GmbH	5.000	04-28-20	44,704	44,927
Prolampac Intermediate, Inc.	5.750	08-18-22	24,813	24,813
Reynolds Group Holdings, Inc.	4.250	02-05-23	161,718	161,870
Metals and mining 0.0%
FMG Resources August 2006 Pty, Ltd.	3.750	06-30-19	158,272	157,332
Real estate 0.1%				536,287
Equity real estate investment trusts 0.1%
Capital Automotive LP	4.000	04-10-19	35,615	35,697
Capital Automotive LP	6.000	04-30-20	275,000	276,169
Equinix, Inc.	4.500	01-08-23	74,813	98,731
MGM Growth Properties Operating Partnership LP	4.000	04-25-23	124,688	125,690
Telecommunication services 0.3%				2,438,390
Diversified telecommunication services 0.2%
Intelsat Jackson Holdings SA	3.750	06-30-19	663,704	629,504
IPC Corp.	5.500	08-06-21	49,375	45,836
IPC Corp.	10.500	02-06-22	25,000	19,188
Level 3 Financing, Inc.	3.500	05-31-22	550,000	552,519
SFR Group SA	5.002	01-15-24	224,438	225,616
Telenet Financing USD LLC	4.250	06-30-24	50,000	50,143
Telesat Canada	3.500	03-28-19	319,226	318,827
Wireless telecommunication services 0.1%
LTS Buyer LLC	4.000	04-13-20	272,194	271,769
LTS Buyer LLC	8.000	04-12-21	175,000	174,781
T-Mobile USA, Inc.	3.500	11-09-22	149,250	150,207
Utilities 0.2%				2,156,827
Electric utilities 0.2%
Energy Future Intermediate Holding Company LLC	4.250	12-19-16	1,450,000	1,455,438
Texas Competitive Electric Holdings Company LLC	5.000	10-31-17	116,071	116,333
Texas Competitive Electric Holdings Company LLC	5.000	10-31-17	508,929	510,074

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       69

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers 0.0%
Calpine Corp.	4.000	01-15-23	74,625	$74,982
Collateralized mortgage obligations 2.9%				$27,105,921
(Cost $26,882,830)
Commercial and residential 2.3%				21,385,511
225 Liberty Street Trust Series 2016-225L, Class A (S)	3.597	02-10-36	100,000	109,284
Alternative Loan Trust Series 2005-61, Class 2A2 (P)	0.826	12-25-35	30,081	23,722
BAMLL Commercial Mortgage Securities Trust Series 2014-IP, Class A (P) (S)	2.717	06-15-28	100,000	101,224
Banc of America Commercial Mortgage Trust
Series 2006-3, Class AM (P)	5.946	07-10-44	300,000	224,226
Series 2006-5, Class AM	5.448	09-10-47	10,000	9,993
Series 2007-4, Class AM (P)	5.808	02-10-51	10,000	10,328
Series 2007-5, Class A4	5.492	02-10-51	448,459	459,737
Banc of America Funding Corp.
Series 2005-A, Class 5A1 (P)	0.739	02-20-35	4,269	4,035
Series 2007-6, Class A1 (P)	0.736	07-25-37	39,340	33,474
Series 2007-6, Class A2 (P)	0.726	07-25-37	55,984	47,603
Banc of America Mortgage Securities
Series 2005-B, Class 2A1 (P)	3.051	03-25-35	71,061	64,126
Series 2004-A, Class 2A2 (P)	2.945	02-25-34	28,807	27,297
Series 2004-D, Class 2A2 (P)	3.260	05-25-34	13,019	12,881
Series 2004-H, Class 2A2 (P)	2.858	09-25-34	43,964	42,810
Series 2004-I, Class 3A2 (P)	2.850	10-25-34	6,427	6,360
Series 2005-J, Class 3A1 (P)	3.073	11-25-35	60,992	58,028
Bear Stearns ALT-A Trust Series 2005-8, Class 12A1 (P)	0.986	10-25-35	228,896	210,565
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A1	1.242	05-10-47	74,195	74,091
Series 2014-GC21, Class AS	4.026	05-10-47	365,000	396,701
Series 2015-GC27, Class A1	1.353	02-10-48	43,456	43,437
Series 2015-GC29, Class A4	3.192	04-10-48	495,000	524,502
Series 2015-GC33, Class A4	3.778	09-10-58	80,000	88,494
Series 2015-GC35, Class A4	3.818	11-10-48	220,000	243,973
Series 2015-P1, Class A5	3.717	09-15-48	75,000	82,704
Series 2016-GC36, Class A5	3.616	02-10-49	20,000	21,927
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-CR20, Class A1	1.324	11-10-47	28,296	28,274
Series 2014-CR21, Class A1	1.494	12-10-47	21,145	21,180
Series 2014-CR21, Class A3	3.528	12-10-47	465,000	505,729
Series 2014-UBS6, Class A1	1.445	12-10-47	45,676	45,728
Series 2014-UBS6, Class A5	3.644	12-10-47	400,000	434,544

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       70

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2015-CR22, Class A1	1.569	03-10-48	51,279	$51,443
Series 2015-CR24, Class A1	1.652	08-10-55	67,217	67,535
Series 2015-CR24, Class A5	3.696	08-10-55	20,000	21,996
Series 2015-CR25, Class A4	3.759	08-10-48	10,000	11,024
Series 2015-CR26, Class A4	3.630	08-10-25	215,000	233,829
Series 2015-LC23, Class A2	3.221	10-10-53	480,000	504,638
Series 2016-CR28, Class A4	3.762	02-10-49	20,000	22,120
Series 2016-CR28, Class AHR	3.651	02-10-49	130,000	137,583
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2007-CD4, Class AMFX (P)	5.366	12-11-49	235,000	237,568
Commercial Mortgage Trust (Deutsche Bank AG) Series 2014-TWC, Class A (P) (S)	1.286	02-13-32	280,000	280,000
Commercial Mortgage Trust (Deutsche Bank AG/Jefferies & Company)
Series 2015-PC1, Class A2	3.148	07-10-50	75,000	78,118
Series 2015-PC1, Class AM	4.290	07-10-50	60,000	66,039
Series 2015-PC1, Class B (P)	4.443	07-10-50	100,000	106,433
Series 2015-PC1, Class C (P)	4.443	07-10-50	80,000	74,282
Commercial Mortgage Trust (Deutsche Bank AG/UBS) Series 2014-UBS2, Class A1	1.298	03-10-47	50,525	50,495
Commercial Mortgage Trust (Goldman Sachs & Company/RBS Greenwich Capital) Series 2007-GG9, Class AM	5.475	03-10-39	305,000	308,194
Credit Suisse Commercial Mortgage Trust
Series 2015-GLPB, Class A (S)	3.639	11-15-34	445,000	481,384
Series 2015-GLPB, Class B (P) (S)	3.811	11-15-34	190,000	200,265
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A1	1.684	04-15-50	41,120	41,251
Series 2015-C2, Class A1	1.454	06-15-57	218,013	217,738
Series 2015-C3, Class A4	3.718	08-15-48	70,000	77,110
Series 2015-C4, Class A4	3.808	11-15-48	10,000	11,044
Series 2016-C6, Class A5	3.090	01-15-49	90,000	94,719
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-2, Class 1A1 (P)	0.846	04-25-35	74,467	65,616
DSLA Mortgage Loan Trust
Series 2004-AR1, Class A1A (P)	1.279	09-19-44	82,640	76,551
Series 2004-AR4, Class 2A1A (P)	0.799	01-19-45	349,915	300,431
Eleven Madison Mortgage Trust Series 2015-11AD, Class A (P) (S)	3.555	09-10-35	100,000	109,624
Fosse Master Issuer PLC Series 2012-1A, Class 3A1 (P) (S)	2.133	10-18-54	185,673	186,666
FREMF Mortgage Trust
Series 2015-K43, Class B (P) (S)	3.735	02-25-48	145,000	147,009

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       71

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2015-K45, Class B (P) (S)	3.591	04-25-48	130,000	$129,513
Series 2015-K46, Class B (P) (S)	3.819	04-25-48	125,000	126,176
GMAC Mortgage Corp. Loan Trust Series 2005-AR3, Class 5A1 (P)	3.463	06-19-35	16,910	16,741
GS Mortgage Securities Trust
Series 2014-EB1A, Class 2A1 (P) (S)	2.492	07-25-44	129,673	130,914
Series 2014-GC20, Class A1	1.343	04-10-47	38,536	38,537
Series 2014-GC22, Class A1	1.290	06-10-47	54,554	54,506
Series 2014-GC24, Class A1	1.509	09-10-47	99,275	99,487
Series 2015-GC28, Class A1	1.528	02-10-48	72,490	72,525
Series 2015-GC34, Class AS	3.911	10-10-48	55,000	60,087
Series 2015-GC35, Class A4	3.506	10-10-48	170,000	184,271
Series 2016-GS2, Class A4	3.050	05-10-49	100,000	105,297
HarborView Mortgage Loan Trust
Series 2005-2, Class 2A1A (P)	0.656	05-19-35	44,010	36,551
Series 2006-9, Class 2A1A (P)	0.649	11-19-36	477,317	346,365
Series 2006-12, Class 2A2A (P)	0.629	01-19-38	99,081	82,737
Holmes Master Issuer PLC Series 2012-3A, Class B1 (P) (S)	2.828	10-15-54	250,000	253,230
HomeBanc Mortgage Trust
Series 2005-4, Class A1 (P)	0.716	10-25-35	112,473	103,436
Series 2005-4, Class A2 (P)	0.776	10-25-35	77,254	71,404
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A1	1.322	08-15-47	36,283	36,254
Series 2014-C22, Class A1	1.451	09-15-47	23,932	23,947
Series 2014-C22, Class A4	3.801	09-15-47	15,000	16,494
Series 2014-C23, Class A1	1.650	09-15-47	36,944	37,073
Series 2014-C24, Class A1	1.539	11-15-47	15,276	15,300
Series 2014-C26, Class A1	1.596	01-15-48	125,462	125,757
Series 2015-C27, Class A1	1.414	02-15-48	57,690	57,627
Series 2015-C28, Class A1	1.445	10-15-48	221,626	221,452
Series 2015-C28, Class A4	3.227	10-15-48	510,000	541,052
Series 2015-C30, Class A1	1.738	07-15-48	52,582	52,746
Series 2015-C30, Class A2	3.087	07-15-48	30,000	31,404
Series 2015-C30, Class A5	3.822	07-15-48	255,000	281,981
Series 2015-C31, Class A3	3.801	08-15-48	225,000	248,545
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3 (P)	0.636	06-25-37	51,374	49,100
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP7, Class AM (P)	6.184	04-15-45	11,134	11,115
Series 2006-LDP8, Class AJ (P)	5.480	05-15-45	75,000	74,934
Series 2007-CB19, Class A4 (P)	5.699	02-12-49	155,183	157,653
Series 2007-LD12, Class A4 (P)	5.882	02-15-51	340,000	348,630
Series 2014-C20, Class A1	1.268	07-15-47	45,242	45,172
Series 2016-ATRM, Class A (S)	2.962	10-05-28	270,000	274,069

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       72

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
JPMorgan Mortgage Trust Series 2005-ALT1, Class 1A1 (P)	0.746	10-25-35	129,119	$97,688
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class A2 (P)	6.085	04-15-41	495,024	517,597
Merrill Lynch Mortgage Investors Trust Series 2005-A9, Class 2A1C (P)	2.786	12-25-35	123,755	117,913
Mill City Mortgage Loan Trust Series 2016-1, Class A1 (P) (S)	2.500	04-25-57	200,000	200,802
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class A1	1.294	06-15-47	35,346	35,349
Series 2014-C17, Class A1	1.551	08-15-47	34,135	34,213
Series 2014-C18, Class A1	1.686	10-15-47	58,479	58,782
Series 2014-C19, Class A1	1.573	12-15-47	76,148	76,275
Series 2015-C24, Class A4	3.732	05-15-48	15,000	16,541
Series 2015-C24, Class B (P)	4.354	08-15-47	60,000	64,909
Series 2015-C24, Class C (P)	4.354	08-15-47	40,000	39,065
Series 2015-C25, Class A5	3.635	10-15-48	10,000	10,951
Series 2015-C27, Class A4	3.753	12-15-47	660,000	729,024
Series 2016-C28, Class C (P)	4.595	01-15-49	460,000	488,244
Series 2016-C29, Class A4	3.325	05-15-49	45,000	48,168
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AM (P)	5.681	04-15-49	70,000	66,915
Series 2007-IQ14, Class AMFX (P)	5.681	04-15-49	80,000	76,475
Series 2015-MS1, Class AS (P)	4.029	05-15-48	20,000	22,015
Palisades Center Trust Series 2016-PLSD, Class A (S)	2.713	04-13-33	305,000	311,180
STARM Mortgage Loan Trust Series 2007-2, Class 5A1 (P)	5.382	04-25-37	59,862	50,180
Towd Point Mortgage Trust
Series 2015-3, Class A1B (P) (S)	3.000	03-25-54	601,520	609,891
Series 2015-4, Class A1B (P) (S)	2.750	04-26-55	489,384	493,936
Series 2015-5, Class A1B (P) (S)	2.750	05-25-55	570,129	575,576
Series 2016-1, Class A1B (P) (S)	2.750	02-25-55	241,924	244,286
Series 2016-1, Class A3B (P) (S)	3.000	02-25-55	182,549	184,988
Series 2016-2, Class A1A (P) (S)	2.750	08-25-55	446,178	451,355
Series 2016-3, Class A1 (P) (S)	2.250	08-25-55	360,132	359,294
Vendee Mortgage Trust Series 1996-3, Class 4 (P)	9.634	03-15-25	554	588
WaMu Mortgage Pass Through Certificates
Series 2005-AR1, Class A1B (P)	1.226	01-25-45	84,281	74,097
Series 2005-AR11, Class A1C3 (P)	0.956	08-25-45	146,220	127,665
Series 2005-AR12, Class 2A1 (P)	2.628	09-25-35	14,951	14,882
Series 2005-AR13, Class A1C3 (P)	0.936	10-25-45	95,950	81,708
Series 2005-AR19, Class A1C3 (P)	0.946	12-25-45	74,424	64,236
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class A1	1.437	12-15-47	94,404	94,398

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       73

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2015-C26, Class A1	1.454	02-15-48	39,732	$39,727
Series 2015-C27, Class A1	1.730	02-15-48	171,332	172,026
Series 2015-C28, Class A1	1.531	05-15-48	65,840	65,861
Series 2015-LC20, Class A1	1.471	04-15-50	128,995	129,083
Series 2015-NSX2, Class C (P)	4.252	07-15-58	35,000	33,534
Series 2015-NXS2, Class A2	3.020	07-15-58	270,000	280,818
Series 2015-NXS2, Class A5 (P)	3.767	07-15-58	240,000	264,605
Series 2015-NXS2, Class AS (P)	4.121	07-15-58	45,000	50,054
Series 2015-NXS2, Class B (P)	4.252	07-15-58	60,000	63,886
Series 2015-SG1, Class A1	1.568	12-15-47	49,108	49,192
Series 2015-SG1, Class A4	3.789	12-15-47	195,000	215,360
Wells Fargo Mortgage Backed Securities Trust
Series 2004-G, Class A3 (P)	2.876	06-25-34	17,699	17,668
Series 2006-2, Class 2A1 (P)	1.146	03-25-36	64,483	54,050
Series 2003-O, Class 5A1 (P)	2.706	01-25-34	29,429	29,947
WF-RBS Commercial Mortgage Trust
Series 2011-C2, Class A1	1.283	05-15-47	102,053	101,895
Series 2013-C13, Class A4	3.001	05-15-45	275,000	289,549
Series 2013-C18, Class A3	3.651	12-15-46	110,000	117,725
Series 2014-C21, Class A1	1.413	08-15-47	88,413	88,399
Series 2014-C22, Class A1	1.479	09-15-57	73,540	73,592
Series 2014-C23, Class A1	1.663	10-15-57	29,448	29,590
U.S. Government Agency 0.6%				5,720,410
Federal Home Loan Mortgage Corp.
Series 199, Class PO	1.046	08-01-28	1,326	1,158
Series 2014-HQ2, Class M1 (P)	1.896	09-25-24	117,555	118,157
Series 2014-HQ2, Class M2 (P)	2.646	09-25-24	250,000	256,193
Series 2015-DN1, Class M2 (P)	2.846	01-25-25	227,926	230,098
Series 2015-DNA1, Class M2 (P)	2.296	10-25-27	280,000	283,378
Series 2015-DNA2, Class M2 (P)	3.046	12-25-27	330,000	337,237
Series 2015-DNA3, Class M2 (P)	3.296	04-25-28	250,000	259,374
Series 2015-HQ1, Class M2 (P)	2.646	03-25-25	250,000	254,345
Series 2015-HQ2, Class M2 (P)	2.396	05-25-25	250,000	253,810
Series 2016-DNA1, Class M2 (P)	3.339	07-25-28	250,000	259,156
Series 2016-DNA3, Class M2 (P)	2.670	12-25-28	250,000	254,105
Series 2016-HQA1, Class M1 (P)	2.196	09-25-28	240,740	241,561
Series 4448, Class JA	4.000	11-15-36	100,000	106,654
Series K025, Class A1	1.875	04-25-22	188,739	190,317
Series K502, Class A2	1.426	08-25-17	264,288	264,641
Series K712, Class A1	1.369	05-25-19	114,034	114,177
Federal National Mortgage Association
Series 2006-114, Class HE	5.500	12-25-36	110,000	122,443
Series 2014-C04, Class 2M1 (P)	2.546	11-25-24	11,601	11,651
Series 2016-C01, Class 2M1 (P)	2.546	08-25-28	527,414	533,674

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       74

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2016-C02, Class 1M1 (P)	2.596	09-25-28	48,546	$49,169
Series 2016-C05, Class 2M1 (P)	1.874	01-25-29	104,428	104,782
Series 319, Class 2 IO	6.500	02-25-32	4,032	867
Government National Mortgage Association
Series 2004-47, Class QV	6.000	09-16-20	93,397	93,876
Series 2010-103, Class IN IO	4.500	02-20-39	50,721	1,665
Series 2010-109, Class CI IO	4.500	12-20-37	313,950	8,551
Series 2010-127, Class JI IO	4.000	02-20-39	382,764	16,294
Series 2010-128, Class JC	4.000	06-20-39	70,000	75,466
Series 2010-165, Class IP IO	4.000	04-20-38	1,136,040	51,228
Series 2010-42, Class PI IO	4.500	09-20-37	764,902	18,488
Series 2010-87, Class HI IO	4.500	11-20-38	691,740	27,525
Series 2010-92, Class PI IO	4.500	11-20-37	96,402	2,521
Series 2010-98, Class PI IO	4.500	10-20-37	84,579	2,075
Series 2011-123, Class MA	4.000	07-20-41	485,000	540,655
Series 2011-133, Class GB	3.500	09-20-41	100,000	108,380
Series 2011-2, Class HI IO	4.000	12-20-35	12,979	31
Series 2011-41 Class AI IO	4.500	12-20-39	233,753	13,834
Series 2011-88, Class EI IO	4.500	11-20-39	37,071	2,196
Series 2011-94, Class AI IO	4.500	01-20-39	217,371	6,048
Series 2012-136, Class MX	2.000	11-20-42	230,000	216,500
Series 2012-94, Class BI IO	4.000	05-20-37	225,749	27,451
Series 2013-24, Class OI IO	4.000	02-20-43	141,294	19,008
Series 2014-115, Class KI IO	3.000	06-20-37	234,310	24,554
Series 2014-129, Class BI	3.500	09-20-29	547,111	65,065
Series 2014-160, Class DI IO	3.500	04-20-39	569,942	47,603
Series 2015-100, Class AI IO	3.500	03-20-39	417,197	24,378
Series 2015-148, Class LI	3.500	06-20-39	507,426	56,868
Series 2015-148, Class LI	3.500	05-20-43	131,060	23,203
Asset backed securities 2.9%				$27,298,112
(Cost $27,213,830)
Asset backed securities 2.9%				27,298,112
Ally Master Owner Trust Series 2015-3, Class A	1.630	05-15-20	965,000	968,262
American Express Credit Account Master Trust Series 2014-2, Class A	1.260	01-15-20	195,000	195,319
AmeriCredit Automobile Receivables Trust
Series 2012-5, Class C	1.690	11-08-18	42,148	42,171
Series 2013-5, Class B	1.520	01-08-19	140,000	140,086
Series 2014-2, Class B	1.600	07-08-19	130,000	130,183
Series 2015-1, Class A3	1.260	11-08-19	208,844	208,749
Series 2015-2, Class A3	1.270	01-08-20	120,000	119,908
Series 2016-1, Class A3	1.810	10-08-20	75,000	75,352

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       75

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2012-4, Class C	1.930	08-08-18	65,721	$65,787
ARI Fleet Lease Trust
Series 2014-A, Class A2 (S)	0.810	11-15-22	35,535	35,466
Series 2015-A, Class A2 (S)	1.110	11-15-18	97,513	97,309
Series 2015-A, Class A3 (S)	1.670	09-15-23	160,000	159,879
Series 2016-A, Class A2 (S)	1.820	07-15-24	100,000	100,039
Ascentium Equipment Receivables Trust
Series 2015-1A, Class A3 (S)	1.610	10-13-20	111,513	111,494
Series 2015-2A, Class A3 (S)	1.930	03-11-19	566,000	565,846
Series 2016-1A, Class A2 (S)	1.750	11-13-18	40,000	39,969
Series 2016-1A, Class A3 (S)	1.920	12-10-19	60,000	59,824
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A (S)	1.920	09-20-19	410,000	409,269
Series 2014-1A, Class A (S)	2.460	07-20-20	390,000	392,523
BankBoston Home Equity Loan Trust Series 1998-2, Class A6 (P)	6.640	12-25-28	10,040	10,026
Barclays Dryrock Issuance Trust
Series 2014-2, Class A (P)	0.774	03-16-20	215,000	215,169
Series 2015-1, Class A	2.200	12-15-22	100,000	102,112
Series 2015-2, Class A	1.560	03-15-21	490,000	492,257
Cabela's Master Credit Card Trust
Series 2014-1, Class A (P)	0.784	03-16-20	75,000	74,991
Series 2015-2, Class A1	2.250	07-17-23	410,000	413,678
Capital Auto Receivables Asset Trust
Series 2014-1, Class C	2.840	04-22-19	55,000	55,588
Series 2014-2, Class C	2.410	05-20-19	75,000	75,623
Series 2014-3, Class A3	1.480	11-20-18	115,000	115,005
Series 2015-2, Class A2	1.390	09-20-18	30,000	30,032
Series 2015-2, Class A3	1.730	09-20-19	490,000	490,911
Series 2015-4, Class A2	1.620	03-20-19	80,000	80,059
Series 2015-4, Class A4	2.010	07-20-20	145,000	145,769
Series 2016-1, Class A3	1.730	04-20-20	45,000	45,069
Series 2016-2, Class A4	1.630	01-20-21	30,000	29,837
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A	1.390	01-15-21	315,000	316,128
CarMax Auto Owner Trust
Series 2012-3, Class D	2.290	04-15-19	150,000	150,280
Series 2014-1, Class A4	1.320	07-15-19	240,000	240,372
Series 2014-1, Class B	1.690	08-15-19	20,000	20,077
Series 2014-1, Class C	1.930	11-15-19	30,000	30,120
Series 2014-1, Class D	2.430	08-17-20	295,000	294,758
Series 2015-1, Class A3	1.380	11-15-19	75,000	75,171
Series 2015-2, Class A3	1.370	03-16-20	105,000	105,240
Series 2016-1, Class A4	1.880	06-15-21	100,000	100,555
Series 2016-2, Class A3	1.520	02-16-21	90,000	90,299

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       76

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
CCG Receivables Trust
Series 2014-1, Class A2 (S)	1.060	11-15-21	126,317	$126,070
Series 2016-1, Class A2 (S)	1.950	09-14-22	145,000	145,081
Chase Funding Trust
Series 2002-2, Class 1M1	5.599	09-25-31	4,183	3,928
Series 2002-4, Class 2A1 (P)	1.186	10-25-32	4,624	4,320
Chase Issuance Trust
Series 2015-A2, Class A2	1.590	02-18-20	370,000	372,312
Series 2016-A2, Class A	1.370	06-15-21	730,000	730,280
CNH Equipment Trust
Series 2012-D, Class B	1.270	05-15-20	290,000	290,013
Series 2015-B, Class A3	1.370	07-15-20	180,000	179,887
Countrywide Asset-Backed Certificates Series 2004-BC1, Class M2 (P)	2.051	01-25-34	46,931	44,247
DB Master Finance LLC
Series 2015-1A, Class A2I (S)	3.262	02-20-45	379,225	381,046
Series 2015-1A, Class A2II (S)	3.980	02-20-45	187,150	191,394
Diamond Resorts Owner Trust
Series 2013-2, Class A (S)	2.270	05-20-26	46,216	46,072
Series 2014-1, Class A (S)	2.540	05-20-27	50,057	50,064
Series 2015-1, Class A (S)	2.730	07-20-27	74,207	74,821
Series 2015-2, Class A (S)	2.990	05-22-28	62,159	62,228
Discover Card Execution Note Trust Series 2014-A5, Class A	1.390	04-15-20	250,000	250,784
Dominos Pizza Master Issuer LLC Series 2012-1A, Class A2 (S)	5.216	01-25-42	375,080	383,568
Elara HGV Timeshare Issuer Series 2014-A, Class A (S)	2.530	02-25-27	152,082	152,994
Enterprise Fleet Financing LLC
Series 2015-2, Class A2 (S)	1.590	02-22-21	166,309	166,549
Series 2015-2, Class A3 (S)	2.090	02-22-21	370,000	370,727
Exeter Automobile Receivables Trust Series 2014-2A, Class A (S)	1.060	08-15-18	1,099	1,099
Ford Credit Auto Lease Trust
Series 2014-B, Class A4	1.100	11-15-17	105,000	104,989
Series 2015-A, Class A4	1.310	08-15-18	125,000	125,099
Ford Credit Auto Owner Trust
Series 2013-B, Class D	1.820	11-15-19	225,000	224,950
Series 2014-C, Class A4	1.560	02-15-20	95,000	95,308
Series 2015-A, Class A3	1.280	09-15-19	70,000	70,121
Series 2015-B, Class A3	1.160	11-15-19	115,000	115,050
Series 2016-2, Class A (S)	2.030	12-15-27	475,000	477,084
Series 2016-A, Class A4	1.600	06-15-21	95,000	95,694
Ford Credit Floorplan Master Owner Trust
Series 2014-4, Class A1	1.400	08-15-19	155,000	155,050
Series 2016-3, Class A1	1.700	07-15-21	105,000	104,739

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       77

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
General Motors Financial Company, Inc.
Series 2015-4, Class A3	1.700	07-08-20	40,000	$40,122
Series 2015-4, Class C	2.880	07-08-21	65,000	66,379
GM Financial Automobile Leasing Trust
Series 2016-2, Class A3	1.850	09-20-19	100,000	100,402
Series 2016-2, Class B	2.970	03-20-20	180,000	179,553
Series 2016-2, Class C	3.760	03-20-20	110,000	109,507
GMF Floorplan Owner Revolving Trust
Series 2015-1, Class A1 (S)	1.650	05-15-20	100,000	99,847
Series 2016-1, Class A1 (S)	1.860	05-17-21	505,000	505,942
Series 2016-1, Class B (S)	2.260	05-17-21	200,000	200,661
GreatAmerica Leasing Receivables
Series 2014-1, Class A3 (S)	0.890	07-15-17	45,295	45,263
Series 2014-1, Class A4 (S)	1.470	08-15-20	135,000	134,642
GSAA Home Equity Trust
Series 2005-11, Class 2A1 (P)	0.726	10-25-35	78,817	72,246
Series 2005-14, Class 2A3 (P)	0.796	12-25-35	63,427	53,190
Series 2007-7, Class 2A1 (P)	0.480	07-25-37	174,024	152,453
GSAA Trust Series 2005-8, Class A3 (P)	0.876	06-25-35	156,615	147,206
Hilton Grand Vacations Trust Series 2014-AA, Class A (S)	1.770	11-25-26	259,513	257,275
Honda Auto Receivables Owner Trust Series 2014-4, Class A4	1.460	10-15-20	75,000	75,282
Hyundai Auto Lease Securitization Trust
Series 2014-B, Class A4 (S)	1.260	09-17-18	135,000	135,053
Series 2015-A, Class A4 (S)	1.650	08-15-19	180,000	180,666
Series 2015-B, Class A4 (S)	1.660	07-15-19	370,000	371,391
Series 2016-B, Class A3 (S)	1.740	10-15-19	280,000	280,133
Series 2016-C, Class A3 (S)	1.680	02-15-20	160,000	159,820
Series 2016-C, Class A4 (S)	1.820	07-15-20	100,000	99,867
Hyundai Auto Receivables Trust Series 2016-A, Class A3	1.560	09-15-20	30,000	30,221
John Deere Owner Trust
Series 2015-A, Class A3	1.320	06-17-19	50,000	50,114
Series 2016-A, Class A3	1.360	04-15-20	60,000	59,998
Series 2016-B, Class A3	1.250	06-15-19	35,000	34,991
Series 2016-B, Class A4	1.490	05-15-23	20,000	19,912
Kubota Credit Owner Trust
Series 2014-1A, Class A4 (S)	1.670	07-15-20	540,000	542,513
Series 2015-1A, Class A4 (S)	1.790	08-16-21	400,000	402,389
Series 2016-1A, Class A3 (S)	1.670	07-15-20	100,000	99,811
Mercedes-Benz Auto Receivables Trust
Series 2015-1, Class A3	1.340	12-16-19	155,000	155,361
Series 2016-A, Class A3	1.520	03-15-19	70,000	70,232

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       78

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
MMAF Equipment Finance LLC
Series 2014-AA, Class A3 (S)	0.870	01-08-19	299,381	$298,716
Series 2015-AA, Class A3 (S)	1.390	10-16-19	100,000	99,832
Series 2015-AA, Class A4 (S)	1.930	07-16-21	195,000	196,088
Series 2016-AA, Class A3 (S)	1.480	06-15-20	100,000	99,913
Series 2016-AA, Class A4 (S)	1.760	01-17-23	225,000	224,883
MVW Owner Trust
Series 2013-1A, Class A (S)	2.150	04-22-30	80,123	79,553
Series 2014-1A, Class A (S)	2.250	09-20-31	120,874	120,724
Nationstar HECM Loan Trust
Series 2016-1A, Class A (S)	2.981	02-25-26	71,879	71,836
Series 2016-2A, Class A (S)	2.239	06-25-26	84,942	84,942
Series 2016-3A, Class A (S)	2.012	08-25-26	100,000	100,000
Nelnet Student Loan Trust Series 2008-3, Class A4 (P)	2.279	11-25-24	220,000	221,383
Nissan Auto Lease Trust Series 2015-B, Class A3	1.540	04-16-18	155,000	155,530
Nissan Auto Receivables Owner Trust
Series 2015-B, Class A3	1.340	03-16-20	155,000	155,191
Series 2016-B, Class A3	1.320	01-15-21	25,000	25,059
Nissan Master Owner Trust Receivables Trust
Series 2015-A, Class A2	1.440	01-15-20	120,000	119,928
Series 2016-A, Class A2	1.550	06-15-21	55,000	54,718
Residential Asset Mortgage Products, Inc. Series 2003-RZ2, Class A1	4.100	04-25-33	5,362	5,388
Sierra Timeshare Receivables Funding LLC
Series 2014-2A, Class A (S)	2.050	06-20-31	39,619	39,623
Series 2014-3A, Class A (S)	2.300	10-20-31	204,527	205,126
Series 2015-1A, Class A (S)	2.400	03-22-32	273,496	274,658
Series 2015-2A, Class A (S)	2.430	06-20-32	151,071	151,779
Series 2015-3A, Class A (S)	2.580	09-20-32	158,496	159,650
Series 2016-2A, Class A (S)	2.500	07-20-33	95,441	95,299
SLM Student Loan Trust
Series 2008-4, Class A4 (P)	2.288	07-25-22	99,368	99,714
Series 2008-5, Class A4 (P)	2.338	07-25-23	196,660	197,214
Series 2008-9, Class A (P)	2.138	04-25-23	170,333	170,131
SMART Trust
Series 2013-1US, Class A4A	1.050	10-14-18	50,341	50,268
Series 2013-2US, Class A4A	1.180	02-14-19	152,233	151,593
Series 2014-1US, Class A3A	0.950	02-14-18	66,180	66,010
Series 2015-1US, Class A2A	0.990	08-14-17	13,029	13,014
Series 2015-1US, Class A3A	1.500	09-14-18	120,000	119,683
Series 2015-3US, Class A3A	1.660	08-14-19	105,000	104,538
SMB Private Education Loan Trust
Series 2015-A, Class A2A (S)	2.490	06-15-27	160,000	160,840

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       79

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2015-B, Class A2A (S)	2.980	07-15-27	180,000	$184,567
Series 2015-C, Class A2A (S)	2.750	07-15-27	200,000	203,466
Series 2016-A, Class A2A (S)	2.700	05-15-31	100,000	100,703
Series 2016-B, Class A2A (S)	2.600	02-17-32	165,000	165,225
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A	2.220	01-15-22	480,000	487,170
Series 2013-1, Class B	1.690	03-15-21	630,000	630,804
Series 2014-1, Class A	1.610	11-15-20	210,000	210,854
Series 2014-1, Class B	1.810	11-15-20	225,000	224,444
Series 2014-1, Class C	1.910	11-15-20	105,000	104,650
Series 2015-1, Class B	2.640	03-15-23	180,000	183,953
Series 2015-2, Class A	1.600	04-15-21	180,000	180,804
Terwin Mortgage Trust Series 2005-14HE, Class AF2	4.849	08-25-36	19,926	20,310
Toyota Auto Receivables Trust Series 2016-C, Class A3	1.140	08-17-20	80,000	79,758
Utility Debt Securitization Authority Series 2013-T, Class T1	2.042	06-15-21	170,000	171,182
VB-S1 Issuer LLC Series 2016-1A, Class F (S)	6.901	06-15-46	85,000	85,756
VB-S1 Issuer LLC Series 2016-1A, Class C (S)	3.065	06-15-46	140,000	141,583
Volkswagen Auto Loan Enhanced Trust Series 2014-2, Class A4	1.390	05-20-21	250,000	248,878
Volvo Financial Equipment LLC
Series 2016-1A, Class A3 (S)	1.670	02-18-20	130,000	129,672
Series 2014-1A, Class A3 (S)	0.820	04-16-18	49,880	49,812
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	545,875	546,372
Wheels SPV LLC
Series 2014-1A, Class A2 (S)	0.840	03-20-23	45,143	45,067
Series 2014-1A, Class A3 (S)	1.460	03-20-23	200,000	199,739
Series 2015-1A, Class A2 (S)	1.270	04-22-24	156,331	156,034
Series 2016-1A, Class A2 (S)	1.590	05-20-25	200,000	199,565
World Omni Auto Receivables Trust Series 2015-A, Class A3	1.340	05-15-20	45,000	45,089
World Omni Automobile Lease Securitization Trust Series 2016-A, Class A3	1.450	08-15-19	85,000	85,260
			Shares	Value
Common stocks 12.3%				$116,431,202
(Cost $97,773,649)
Consumer discretionary 1.2%				11,122,411
Auto components 0.1%
Johnson Controls, Inc.			15,800	693,304

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       80

	Shares	Value
Consumer discretionary (continued)
Automobiles 0.1%
General Motors Company	16,399	$523,456
Hotels, restaurants and leisure 0.2%
Carnival Corp.	16,200	774,360
Las Vegas Sands Corp.	23,900	1,200,019
Leisure products 0.1%
Mattel, Inc.	40,900	1,355,017
Media 0.5%
Altice NV, Class A (I)	3,366	56,227
Altice NV, Class B (I)	1,122	18,719
Comcast Corp., Class A	20,900	1,363,934
Liberty Broadband Corp., Series C (I)	2,850	195,311
Liberty Global PLC LiLAC, Series C (I)	262	7,483
Liberty Global PLC, Series C (I)	2,100	64,743
News Corp., Class A	71,400	1,003,884
The Walt Disney Company	6,500	613,990
Time Warner, Inc.	1,733	135,885
Twenty-First Century Fox, Inc., Class B	54,300	1,349,355
Multiline retail 0.2%
Kohl's Corp.	22,900	1,016,302
Macy's, Inc.	17,500	633,150
Specialty retail 0.0%
Staples, Inc.	13,700	117,272
Consumer staples 0.6%		5,942,901
Beverages 0.2%
Diageo PLC	26,061	722,278
PepsiCo, Inc.	12,800	1,366,400
Food and staples retailing 0.1%
Wal-Mart Stores, Inc.	15,000	1,071,600
Food products 0.3%
Archer-Daniels-Midland Company	32,800	1,435,328
Kellogg Company	8,200	674,122
McCormick & Company, Inc., Non-Voting Shares	1,200	122,352
Personal products 0.0%
Avon Products, Inc.	49,300	281,010
Tobacco 0.0%
Philip Morris International, Inc.	2,700	269,811
Energy 1.4%		12,989,999
Energy equipment and services 0.0%
Rowan Companies PLC, Class A	12,700	158,242

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       81

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels 1.4%
Anadarko Petroleum Corp.	2,000	$106,940
Apache Corp.	19,600	974,120
Canadian Natural Resources, Ltd.	41,900	1,300,995
Chevron Corp.	11,800	1,186,844
EQT Corp.	4,870	348,205
Exxon Mobil Corp.	34,500	3,006,330
Hess Corp.	20,400	1,107,720
Occidental Petroleum Corp.	11,900	914,515
PrairieSky Royalty, Ltd.	926	18,147
Royal Dutch Shell PLC, ADR, Class A	38,200	1,867,980
Targa Resources Corp.	1,900	82,802
TOTAL SA	36,376	1,737,914
YPF SA, ADR	10,550	179,245
Financials 2.7%		25,925,579
Banks 1.1%
Bank of America Corp.	73,085	1,179,592
Citigroup, Inc.	32,100	1,532,454
Fifth Third Bancorp	39,300	792,288
JPMorgan Chase & Co.	55,100	3,719,250
KeyCorp	31,500	395,640
Royal Bank of Scotland Group PLC (I)	182,458	483,023
The PNC Financial Services Group, Inc.	9,100	819,910
U.S. Bancorp	7,900	348,785
Wells Fargo & Company	27,900	1,417,320
Capital markets 0.8%
Ameriprise Financial, Inc.	14,400	1,455,552
Morgan Stanley	62,500	2,003,750
Northern Trust Corp.	20,800	1,468,272
Och-Ziff Capital Management Group LLC, Class A	31,300	121,131
State Street Corp.	23,000	1,615,520
The Bank of New York Mellon Corp.	24,300	1,012,581
Consumer finance 0.2%
American Express Company	23,900	1,567,362
Diversified financial services 0.0%
Sentry Holdings, A Shares (I)	294	0
Sentry Holdings, B Shares (I)	65,529	38,722
Insurance 0.6%
Chubb, Ltd.	1,691	214,639
Loews Corp.	44,600	1,866,956
Marsh & McLennan Companies, Inc.	21,100	1,426,993
MetLife, Inc.	39,800	1,727,320

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       82

	Shares	Value
Financials (continued)
Insurance (continued)
Willis Towers Watson PLC	3,227	$400,180
XL Group, Ltd.	9,300	318,339
Health care 1.1%		10,759,637
Biotechnology 0.1%
Gilead Sciences, Inc.	7,700	603,526
Health care equipment and supplies 0.1%
Becton, Dickinson and Company	5,200	921,492
Medtronic PLC	3,800	330,714
Health care providers and services 0.1%
Anthem, Inc.	10,738	1,343,109
Pharmaceuticals 0.8%
Bristol-Myers Squibb Company	16,700	958,413
GlaxoSmithKline PLC	33,841	728,435
Johnson & Johnson	18,000	2,148,120
Merck & Company, Inc.	18,100	1,136,499
Pfizer, Inc.	74,406	2,589,329
Industrials 1.6%		15,222,661
Aerospace and defense 0.3%
The Boeing Company	16,700	2,161,815
United Technologies Corp.	2,600	276,718
Air freight and logistics 0.1%
United Parcel Service, Inc., Class B	9,600	1,048,512
Airlines 0.0%
Southwest Airlines Company	9,100	335,608
Commercial services and supplies 0.2%
Tyco International PLC	37,800	1,651,104
Electrical equipment 0.1%
Emerson Electric Company	21,700	1,143,156
Industrial conglomerates 0.3%
General Electric Company	81,200	2,536,688
Machinery 0.5%
Cummins, Inc.	5,700	715,977
Deere & Company	12,400	1,048,420
Flowserve Corp.	12,486	603,948
Illinois Tool Works, Inc.	12,000	1,426,200
Pentair PLC	12,400	794,220
Road and rail 0.1%
Canadian Pacific Railway, Ltd.	2,750	421,053
Norfolk Southern Corp.	700	65,730
Union Pacific Corp.	10,400	993,512

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       83

	Shares	Value
Information technology 1.4%		$13,038,687
Communications equipment 0.3%
Cisco Systems, Inc.	46,700	1,468,248
Harris Corp.	17,308	1,609,298
Electronic equipment, instruments and components 0.1%
TE Connectivity, Ltd.	7,300	464,061
IT services 0.0%
First Data Corp., Class A (I)	8,800	122,496
Semiconductors and semiconductor equipment 0.6%
Analog Devices, Inc.	15,100	944,656
Applied Materials, Inc.	51,400	1,533,776
QUALCOMM, Inc.	24,200	1,526,294
Texas Instruments, Inc.	19,900	1,383,846
Software 0.3%
CA, Inc.	6,300	213,633
Microsoft Corp.	43,100	2,476,526
Technology hardware, storage and peripherals 0.1%
Apple, Inc.	3,900	413,790
Western Digital Corp.	18,900	882,063
Materials 0.6%		5,797,404
Chemicals 0.2%
CF Industries Holdings, Inc.	26,900	699,400
E.I. du Pont de Nemours & Company	26,000	1,809,600
Construction materials 0.1%
Vulcan Materials Company	8,100	922,347
Containers and packaging 0.2%
International Paper Company	29,700	1,440,153
WestRock Company	3,430	164,297
Metals and mining 0.1%
Nucor Corp.	15,700	761,607
Real estate 0.3%		2,465,962
Equity real estate investment trusts 0.3%
Equity Residential	6,300	408,681
Rayonier, Inc.	27,800	765,334
The Macerich Company	900	73,701
Weyerhaeuser Company	32,589	1,037,960
Real estate management and development 0.0%
The Howard Hughes Corp. (I)	1,525	180,286
Telecommunication services 0.4%		3,611,837
Diversified telecommunication services 0.3%
CenturyLink, Inc.	20,275	563,645

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       84

	Shares	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Telefonica SA	43,136	$435,234
Verizon Communications, Inc.	35,391	1,852,011
Wireless telecommunication services 0.1%
T-Mobile US, Inc. (I)	7,800	361,452
Vodafone Group PLC	132,386	399,495
Utilities 1.0%		9,554,124
Electric utilities 0.7%
Edison International	14,800	1,076,256
Entergy Corp.	14,200	1,110,440
Exelon Corp.	28,000	952,000
FirstEnergy Corp.	33,200	1,086,636
PG&E Corp.	24,800	1,536,112
Xcel Energy, Inc.	22,400	926,464
Independent power and renewable electricity producers 0.2%
AES Corp.	108,300	1,307,181
NRG Energy, Inc.	15,662	189,667
Multi-utilities 0.1%
NiSource, Inc.	57,200	1,369,368
Preferred securities 0.2%		$1,582,054
(Cost $1,564,917)
Health care 0.0%		223,986
Pharmaceuticals 0.0%
Allergan PLC, 5.500%	269	223,986
Real estate 0.1%		386,124
Equity real estate investment trusts 0.1%
American Tower Corp., 5.250%	1,249	138,089
American Tower Corp., 5.500%	883	95,876
Crown Castle International Corp., 4.500%	1,350	152,159
Telecommunication services 0.0%		83,624
Wireless telecommunication services 0.0%
T-Mobile US, Inc., 5.500%	1,088	83,624
Utilities 0.1%		888,320
Electric utilities 0.1%
NextEra Energy, Inc., 6.123%	17,964	888,320
Warrants 0.0%		$0
(Cost $11,200)
Pacific Exploration and Production Corp. (Expiration Date: 9-30-16) (I)(N)	3,500	0

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       85

Shares/Par	Value
Purchased options 0.0%	$20,963
(Cost $20,158)
Call options 0.0%	1,650
Over the Counter Option on the AUD vs. USD (Expiration Date: 11-25-16; Strike Price:$0.74; Counterparty: Bank of America) (I)	100,000	1,650
Put options 0.0%	19,313
Exchange Traded Option on U.S. Treasury Bond Futures (Expiration Date: 10-21-16; Strike Price:$168.00; Counterparty: Goldman Sachs and Company) (I)	12,000	19,313
Yield* (%)	Maturity date	Par value^	Value
Short-term investments 4.5%	$42,949,105
(Cost $42,954,940)
Commercial paper 0.1%	1,384,920
AXA Financial, Inc.	1.550	07-24-17	250,000	246,491
AXA Financial, Inc.	1.593	08-30-17	395,000	389,532
Enbridge Energy Partners LP	1.325	11-09-16	250,000	249,535
Pentair Finance SA	1.550	10-11-16	250,000	249,722
Plains All American Pipeline LP	1.400	11-01-16	250,000	249,640
Foreign government 0.1%	483,552
Japan Treasury Discount Bill	0.000	11-28-16	JPY	50,000,000	483,552
Yield (%)	Shares	Value
Money market funds 4.1%	39,058,633
T. Rowe Price Prime Reserve Fund	0.3220(Y)	39,058,633	$39,058,633
Par value^	Value
Repurchase agreement 0.2%	2,022,000
Repurchase Agreement with State Street Corp. dated 8-31-16 at 0.030% to be repurchased at $2,022,002 on 9-1-16, collateralized by $2,010,000 U.S. Treasury Notes, 1.750% due 5-15-23 (valued at $2,062,763, including interest)	2,022,000	$2,022,000
Total investments (Cost $914,747,599)† 101.5%	$957,508,081
Other assets and liabilities, net (1.5%)	($13,980,906)
Total net assets 100.0%	$943,527,175
Rate (%)	Maturity date	Par value^	Value
Sale commitments outstanding (0.1)%	($743,392)
(Cost ($743,846))
U.S. Government Agency (0.1)%	(743,392)
Government National Mortgage Association (C)	3.000	TBA	(710,000)	(743,392)

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       86

Key to Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekels
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
PO	Principal-Only Security — (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       87

(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $145,631,858 or 15.4% of the fund's net assets as of 8-31-16.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(Y)	The rate shown is the annualized seven-day yield as of 8-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 8-31-16, the aggregate cost of investment securities for federal income tax purposes was $920,317,646. Net unrealized appreciation aggregated to $37,190,435, of which $50,784,606 related to appreciated investment securities and $13,594,171 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SPECTRUM INCOME FUND       88

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

(a)	The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)	EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Nominating and Governance Committee Charter"

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott

President

Date: October 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott

President

Date: October 21, 2016

/s/ Charles A. Rixxo
Charles A. Rizzo

Chief Financial Officer

Date: October 21, 2016